UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Items 1 and 6, the companion submission will be identical in all material respects to this initial filing.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Filed under this submission on Form N-CSR:

•	PIMCO Funds—All Asset Funds
•	PIMCO Funds—PIMCO Global Core Asset Allocation Fund
•	PIMCO Funds—Bond Funds
•	PIMCO Funds—Credit Bond Funds
•	PIMCO Funds—Fundamental Index Funds
•	PIMCO Funds—International Bond Funds
•	PIMCO Funds—Municipal Value Funds
•	PIMCO Funds—PIMCO Climate Bond Fund
•	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
•	PIMCO Funds—PIMCO Emerging Markets Local Currency and Bond Fund
•	PIMCO Funds—PIMCO High Yield Fund
•	PIMCO Funds—PIMCO Income Fund

To be filed under the immediately following companion submission on Form N-CSR:

•	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
•	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund
•	PIMCO Funds—PIMCO Low Duration Fund
•	PIMCO Funds—PIMCO Real Return Fund
•	PIMCO Funds—PIMCO Short-Term Fund
•	PIMCO Funds—PIMCO Total Return Fund
•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
•	PIMCO Funds—Private Account Portfolio Series
•	PIMCO Funds—Private Account Portfolio Series – All Asset Funds
•	PIMCO Funds—Real Return Strategy Funds
•	PIMCO Funds—Short Duration Strategy Funds
•	PIMCO Funds—StocksPLUS® Funds
•	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO FUNDS

Semiannual Report

September 30, 2021

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank, if you do not already.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”). Looking back, first-quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.3% and 6.7% during the second quarter of 2021. The Commerce Department’s initial estimate for third-quarter annualized GDP growth was 2.0%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion per month of Treasury securities and $40 billion per month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed moved up its forecast for the first set of rate hikes. As of the date of this letter, the central bank expects two interest rate increases by the end of 2023. In its March 2021 projections, the Fed anticipated no increases until at least 2024. In addition, Fed Chair Jerome Powell maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” Finally, at its September 2021 meeting, the Fed said, “If [economic] progress continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted.”

Economies outside the U.S. also continued to be affected by COVID-19. In its October 2021 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the Eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.3%, -9.8% and -4.6%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low and continued its asset purchase program. In July 2021, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium

2	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

term, versus its previous target for inflation that was below but close to 2%. Finally, at its meeting in September 2021, the ECB left its main interest rates unchanged but dialed down “moderately” its pace of asset purchases in the fourth quarter of 2021. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond-buying program. In June 2021, the Bank of England said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19 relief program by at least six months.

Short-term U.S. Treasury yields moved higher, whereas long-term yields declined during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.71%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 2.17%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generally produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.38%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.38%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.32%.

Despite periods of volatility, global equities, in aggregate, produced solid results. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.18%, partially fueled by strong investor demand. Global equities, as represented by the MSCI World Index, returned 7.74%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), gained 1.63% and European equities, as represented by the MSCI Europe Index (in EUR), returned 7.25%.

Commodity prices were volatile, but produced positive results. When the reporting period began, Brent crude oil was approximately $63 a barrel. Brent crude oil ended the reporting period at roughly $79 a barrel. We believe that a driver of the increase in oil price is stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, and several geopolitical events. The U.S. dollar strengthened against

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	3

Chairman’s Letter (Cont.)

several major currencies. For example, the U.S. dollar returned 1.28%, 2.24% and 0.51% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (each a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest substantially all of their assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	5

Important Information About the Funds (Cont.)

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the

6	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	7

Important Information About the Funds (Cont.)

(including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO All Asset Fund	07/31/02	07/31/02	04/30/08	04/27/18	12/31/02	04/30/03	04/30/03	01/31/06	Diversified
PIMCO All Asset All Authority Fund	10/31/03	10/31/03	07/10/08	04/27/18	—	07/29/05	07/29/05	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each

8	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	9

PIMCO All Asset Fund

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	5.47%	25.61%	8.02%	6.44%	7.26%
PIMCO All Asset Fund I-2	5.41%	25.54%	7.92%	6.33%	7.16%
PIMCO All Asset Fund I-3	5.53%	25.55%	7.89%	6.30%	7.11%
PIMCO All Asset Fund Administrative Class	5.34%	25.35%	7.77%	6.18%	7.00%
PIMCO All Asset Fund Class A	5.27%	25.08%	7.56%	5.94%	6.69%
PIMCO All Asset Fund Class A (adjusted)	1.32%	20.39%	6.74%	5.53%	6.48%
PIMCO All Asset Fund Class C	4.86%	24.16%	6.73%	5.14%	5.89%
PIMCO All Asset Fund Class C (adjusted)	3.87%	23.16%	6.73%	5.14%	5.89%
PIMCO All Asset Fund Class R	5.11%	24.70%	7.27%	5.67%	6.40%
Bloomberg U.S. TIPS: 1-10 Year Index	4.02%	5.75%	3.84%	2.58%	4.24%
Consumer Price Index + 500 Basis Points	5.92%	10.38%	7.60%	6.92%	7.21%
Lipper Alternative Global Macro Funds Average	3.14%	12.94%	5.16%	4.74%	4.29%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.005% for the Institutional Class shares, 1.105% for I-2 shares, 1.205% for I-3 shares, 1.255% for Administrative Class shares, 1.455% for Class A shares, 2.205% for Class C shares, and 1.705% for Class R shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAAIX	I-2 - PALPX	I-3 - PAANX	Administrative Class - PAALX
Class A - PASAX	Class C - PASCX	Class R - PATRX

Top 10 Holdings as of September 30, 2021†§

PIMCO All Asset: Multi-RAE PLUS Fund	20.5%
PIMCO All Asset: Multi-Real Fund	14.1%
PIMCO Emerging Markets Bond Fund	4.9%
PIMCO Emerging Markets Local Currency and Bond Fund	4.6%
PIMCO Extended Duration Fund	4.4%
PIMCO RAE Worldwide Long/Short PLUS Fund	4.1%
PIMCO High Yield Fund	3.6%
PIMCO Low Duration Fund	3.6%
PIMCO Total Return Fund	3.2%
PIMCO Income Fund	3.1%

†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, PIMCO ETF Trust, or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to commodities and Real Estate Investment Trusts, primarily through the PIMCO All Asset: Multi-Real Fund, the PIMCO RealEstateRealReturn Strategy Fund, and the PIMCO CommoditiesPLUS® Strategy Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Positions in emerging markets equities, primarily through the PIMCO RAE Emerging Markets Fund, the PIMCO RAE PLUS EMG Fund, and the PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Exposure to alternative strategies, primarily through the PIMCO RAE Worldwide Long/Short PLUS Fund and the PIMCO TRENDS Managed
»	Futures Strategy Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Exposure to U.S. equities, primarily through the PIMCO RAE PLUS Small Fund, the PIMCO RAE US Small Fund, and the PIMCO RAE PLUS Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Exposure to developed ex-U.S. equities, primarily through the RAE Fundamental International Large Total Return exposure gained via the PIMCO All Asset: Multi-RAE PLUS Fund, the PIMCO RAE PLUS International Fund, and the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) contributed to performance, as these exposures and Underlying PIMCO Funds posted positive returns.

»	There were no material detractors for this Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	11

PIMCO All Asset All Authority Fund

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	5.63%	26.61%	5.61%	4.24%	5.46%
PIMCO All Asset All Authority Fund I-2	5.58%	26.46%	5.53%	4.13%	5.33%
PIMCO All Asset All Authority Fund I-3	5.57%	26.43%	5.46%	4.06%	5.31%
PIMCO All Asset All Authority Fund Class A	5.43%	25.95%	5.14%	3.78%	4.92%
PIMCO All Asset All Authority Fund Class A (adjusted)	(0.37)%	19.02%	3.95%	3.19%	4.70%
PIMCO All Asset All Authority Fund Class C	5.04%	25.15%	4.37%	3.00%	4.13%
PIMCO All Asset All Authority Fund Class C (adjusted)	4.04%	24.15%	4.37%	3.00%	4.13%
Bloomberg U.S. TIPS Index	5.06%	5.19%	4.34%	3.12%	4.49%
Consumer Price Index + 650 Basis Points	6.63%	11.88%	9.10%	8.42%	8.72%
Lipper Alternative Global Macro Funds Average	3.14%	12.94%	5.16%	4.74%	4.27%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.80% for Institutional Class shares, 1.90% for I-2 shares, 2.00% for I-3 Shares, 2.25% for Class A shares, and 3.00% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAUIX	I-2 - PAUPX	I-3 - PAUNX
Class A - PAUAX	Class C - PAUCX

Top 10 Holdings as of September 30, 2021†§

PIMCO All Asset: Multi-RAE PLUS Fund	12.4%
PIMCO All Asset: Multi-Real Fund	6.0%
PIMCO RealEstateRealReturn Strategy Fund	5.4%
PIMCO Low Duration Fund	5.2%
PIMCO All Asset: Multi-Short PLUS Fund	5.1%
PIMCO Emerging Markets Bond Fund	4.2%
PIMCO RAE Worldwide Long/Short PLUS Fund	4.1%
PIMCO Extended Duration Fund	3.9%
PIMCO RAE PLUS Fund	3.3%
PIMCO CommoditiesPLUS® Strategy Fund	3.0%

†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”). The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to commodities and Real Estate Investment Trusts, primarily through the PIMCO All Asset: Multi-Real Fund, the PIMCO RealEstateRealReturn Strategy Fund, and the PIMCO CommoditiesPLUS® Strategy Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Positions in emerging markets equities, primarily through the PIMCO RAE Emerging Markets Fund, the PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, and the PIMCO RAE PLUS EMG Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Exposure to U.S. equities, primarily through the PIMCO RAE PLUS Fund, the PIMCO RAE US Small Fund, and the PIMCO RAE PLUS Small Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Exposure to U.S. long maturity bonds, primarily through the PIMCO Extended Duration Fund, the PIMCO Long-Term U.S. Government Fund, and the PIMCO Long Duration Total Return Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Exposure to inflation-linked bonds, primarily through the PIMCO Real Return Fund and the PIMCO Long-Term Real Return Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Short exposure to U.S. equities through the PIMCO All Asset: Multi-Short PLUS Fund and the PIMCO StocksPLUS® Short Fund detracted from performance as these Underlying PIMCO Funds posted negative returns.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2021 to September 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

14	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO All Asset Fund
Institutional Class	$1,000.00	$1,054.70	$0.59	$1,000.00	$1,024.49	$0.58	0.115%
I-2	1,000.00	1,054.10	1.11	1,000.00	1,023.99	1.09	0.215
I-3	1,000.00	1,055.30	1.37	1,000.00	1,023.74	1.34	0.265
Administrative Class	1,000.00	1,053.40	1.88	1,000.00	1,023.24	1.85	0.365
Class A	1,000.00	1,052.70	2.91	1,000.00	1,022.24	2.86	0.565
Class C	1,000.00	1,048.60	6.75	1,000.00	1,018.48	6.65	1.315
Class R	1,000.00	1,051.10	4.19	1,000.00	1,020.98	4.13	0.815

PIMCO All Asset All Authority Fund
Institutional Class	$1,000.00	$1,056.30	$2.84	$1,000.00	$1,022.31	$2.79	0.55%
I-2	1,000.00	1,055.80	3.35	1,000.00	1,021.81	3.29	0.65
I-3	1,000.00	1,055.70	3.61	1,000.00	1,021.56	3.55	0.70
Class A	1,000.00	1,054.30	5.15	1,000.00	1,020.05	5.06	1.00
Class C	1,000.00	1,050.40	9.00	1,000.00	1,016.29	8.85	1.75

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	15

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Bloomberg U.S. TIPS: 1-10 Year Index	Bloomberg U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

Consumer Price Index + 650 Basis Points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

*	It is not possible to invest directly in an unmanaged index.

16	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

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SEMIANNUAL REPORT	SEPTEMBER 30, 2021	17

Financial Highlights

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset Fund

Institutional Class

04/01/2021 - 09/30/2021+	$12.77	$0.78	$(0.07)	$0.71	$(0.74)	$0.00	$0.00	$(0.74)

03/31/2021	9.94	0.84	2.80	3.64	(0.81)	0.00	0.00	(0.81)

03/31/2020	11.48	0.32	(1.49)	(1.17)	(0.36)	0.00	(0.01)	(0.37)

03/31/2019	12.12	0.59	(0.63)	(0.04)	(0.60)	0.00	0.00	(0.60)

03/31/2018	11.69	0.54	0.47	1.01	(0.58)	0.00	0.00	(0.58)

03/31/2017	10.68	0.35	1.04	1.39	(0.36)	0.00	(0.02)	(0.38)

I-2

04/01/2021 - 09/30/2021+	12.80	0.77	(0.06)	0.71	(0.74)	0.00	0.00	(0.74)

03/31/2021	9.97	0.84	2.79	3.63	(0.80)	0.00	0.00	(0.80)

03/31/2020	11.50	0.31	(1.48)	(1.17)	(0.35)	0.00	(0.01)	(0.36)

03/31/2019	12.14	0.56	(0.61)	(0.05)	(0.59)	0.00	0.00	(0.59)

03/31/2018	11.72	0.53	0.46	0.99	(0.57)	0.00	0.00	(0.57)

03/31/2017	10.70	0.34	1.05	1.39	(0.35)	0.00	(0.02)	(0.37)

I-3

04/01/2021 - 09/30/2021+	12.80	0.99	(0.27)	0.72	(0.73)	0.00	0.00	(0.73)

03/31/2021	9.97	1.07	2.55	3.62	(0.79)	0.00	0.00	(0.79)

03/31/2020	11.50	0.22	(1.41)	(1.19)	(0.33)	0.00	(0.01)	(0.34)

04/27/2018 - 03/31/2019	12.14	0.50	(0.55)	(0.05)	(0.59)	0.00	0.00	(0.59)

Administrative Class

04/01/2021 - 09/30/2021+	12.80	0.73	(0.03)	0.70	(0.73)	0.00	0.00	(0.73)

03/31/2021	9.97	0.81	2.80	3.61	(0.78)	0.00	0.00	(0.78)

03/31/2020	11.50	0.29	(1.48)	(1.19)	(0.33)	0.00	(0.01)	(0.34)

03/31/2019	12.14	0.55	(0.62)	(0.07)	(0.57)	0.00	0.00	(0.57)

03/31/2018	11.72	0.52	0.45	0.97	(0.55)	0.00	0.00	(0.55)

03/31/2017	10.70	0.31	1.06	1.37	(0.33)	0.00	(0.02)	(0.35)

Class A

04/01/2021 - 09/30/2021+	12.78	0.75	(0.06)	0.69	(0.72)	0.00	0.00	(0.72)

03/31/2021	9.96	0.80	2.78	3.58	(0.76)	0.00	0.00	(0.76)

03/31/2020	11.49	0.27	(1.48)	(1.21)	(0.31)	0.00	(0.01)	(0.32)

03/31/2019	12.13	0.53	(0.62)	(0.09)	(0.55)	0.00	0.00	(0.55)

03/31/2018	11.71	0.47	0.48	0.95	(0.53)	0.00	0.00	(0.53)

03/31/2017	10.70	0.29	1.05	1.34	(0.31)	0.00	(0.02)	(0.33)

18	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.74	5.47%	$15,437,266	0.115	%*	0.225	%*	0.115	%*	0.225	%*	11.72	%*	46%

12.77	37.13	14,734,941	0.135		0.225		0.135		0.225		7.22		143

9.94	(10.61)	13,039,098	0.075		0.225		0.075		0.225		2.79		44

11.48	(0.13)	15,726,640	0.095		0.225		0.095		0.225		5.08		42

12.12	8.77	17,292,168	0.125		0.225		0.125		0.225		4.48		37

11.69	13.21	16,330,803	0.085		0.225		0.085		0.225		3.06		54

12.77	5.41	635,713	0.215	*	0.325	*	0.215	*	0.325	*	11.68	*	46

12.80	36.89	547,542	0.235		0.325		0.235		0.325		7.16		143

9.97	(10.59)	465,828	0.175		0.325		0.175		0.325		2.69		44

11.50	(0.24)	578,778	0.195		0.325		0.195		0.325		4.86		42

12.14	8.56	745,549	0.225		0.325		0.225		0.325		4.39		37

11.72	13.18	588,700	0.185		0.325		0.185		0.325		3.02		54

12.79	5.53	10,754	0.265	*	0.425	*	0.265	*	0.425	*	14.97	*	46

12.80	36.86	9,628	0.285		0.425		0.285		0.425		8.82		143

9.97	(10.75)	1,457	0.225		0.425		0.225		0.425		1.93		44

11.50	(0.23)	10,560	0.245	*	0.425	*	0.245	*	0.425	*	4.72	*	42

12.77	5.34	83,730	0.365	*	0.475	*	0.365	*	0.475	*	10.95	*	46

12.80	36.71	101,104	0.385		0.475		0.385		0.475		6.91		143

9.97	(10.72)	89,662	0.325		0.475		0.325		0.475		2.52		44

11.50	(0.39)	120,445	0.345		0.475		0.345		0.475		4.75		42

12.14	8.40	164,254	0.375		0.475		0.375		0.475		4.30		37

11.72	13.00	191,878	0.335		0.475		0.335		0.475		2.75		54

12.75	5.27	918,432	0.565	*	0.675	*	0.565	*	0.675	*	11.28	*	46

12.78	36.41	890,767	0.585		0.675		0.585		0.675		6.88		143

9.96	(10.90)	720,356	0.525		0.675		0.525		0.675		2.33		44

11.49	(0.57)	962,181	0.545		0.675		0.545		0.675		4.58		42

12.13	8.21	1,132,320	0.575		0.675		0.575		0.675		3.88		37

11.71	12.67	730,425	0.565	(f)	0.705	(f)	0.565	(f)	0.705	(f)	2.58		54

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset Fund (Cont.)

Class C

04/01/2021 - 09/30/2021+	$12.74	$0.69	$(0.06)	$0.63	$(0.67)	$0.00	$0.00	$(0.67)

03/31/2021	9.91	0.52	2.95	3.47	(0.64)	0.00	0.00	(0.64)

03/31/2020	11.44	0.18	(1.48)	(1.30)	(0.22)	0.00	(0.01)	(0.23)

03/31/2019	12.08	0.44	(0.62)	(0.18)	(0.46)	0.00	0.00	(0.46)

03/31/2018	11.66	0.39	0.47	0.86	(0.44)	0.00	0.00	(0.44)

03/31/2017	10.66	0.20	1.05	1.25	(0.23)	0.00	(0.02)	(0.25)

Class R

04/01/2021 - 09/30/2021+	12.68	0.72	(0.06)	0.66	(0.70)	0.00	0.00	(0.70)

03/31/2021	9.89	0.76	2.76	3.52	(0.73)	0.00	0.00	(0.73)

03/31/2020	11.42	0.24	(1.48)	(1.24)	(0.28)	0.00	(0.01)	(0.29)

03/31/2019	12.06	0.50	(0.62)	(0.12)	(0.52)	0.00	0.00	(0.52)

03/31/2018	11.64	0.45	0.47	0.92	(0.50)	0.00	0.00	(0.50)

03/31/2017	10.64	0.26	1.04	1.30	(0.28)	0.00	(0.02)	(0.30)

PIMCO All Asset All Authority Fund

Institutional Class

04/01/2021 - 09/30/2021+	$8.49	$0.59	$(0.10)	$0.49	$(0.53)	$0.00	$0.00	$(0.53)

03/31/2021	6.66	0.71	1.75	2.46	(0.63)	0.00	0.00	(0.63)

03/31/2020	8.17	0.16	(1.46)	(1.30)	(0.21)	0.00	0.00	(0.21)

03/31/2019	8.90	0.44	(0.70)	(0.26)	(0.47)	0.00	(0.00)	(0.47)

03/31/2018	8.76	0.44	0.19	0.63	(0.48)	0.00	(0.01)	(0.49)

03/31/2017	8.04	0.25	0.75	1.00	(0.25)	0.00	(0.03)	(0.28)

I-2

04/01/2021 - 09/30/2021+	8.50	0.60	(0.12)	0.48	(0.52)	0.00	0.00	(0.52)

03/31/2021	6.66	0.69	1.77	2.46	(0.62)	0.00	0.00	(0.62)

03/31/2020	8.18	0.15	(1.46)	(1.31)	(0.21)	0.00	0.00	(0.21)

03/31/2019	8.91	0.41	(0.68)	(0.27)	(0.46)	0.00	(0.00)	(0.46)

03/31/2018	8.77	0.43	0.19	0.62	(0.47)	0.00	(0.01)	(0.48)

03/31/2017	8.05	0.24	0.75	0.99	(0.24)	0.00	(0.03)	(0.27)

I-3

04/01/2021 - 09/30/2021+	8.50	0.62	(0.14)	0.48	(0.52)	0.00	0.00	(0.52)

03/31/2021	6.66	0.62	1.84	2.46	(0.62)	0.00	0.00	(0.62)

03/31/2020	8.17	0.09	(1.41)	(1.32)	(0.19)	0.00	0.00	(0.19)

04/27/2018 - 03/31/2019	8.90	0.43	(0.70)	(0.27)	(0.46)	0.00	(0.00)	(0.46)

20	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.70	4.86%	$61,435	1.315	%*	1.425	%*	1.315	%*	1.425	%*	10.43	%*	46%

12.74	35.41	67,808	1.335		1.425		1.335		1.425		4.56		143

9.91	(11.63)	181,495	1.275		1.425		1.275		1.425		1.55		44

11.44	(1.33)	318,896	1.295		1.425		1.295		1.425		3.81		42

12.08	7.45	444,532	1.325		1.425		1.325		1.425		3.25		37

11.66	11.82	663,861	1.315	(f)	1.455	(f)	1.315	(f)	1.455	(f)	1.82		54

12.64	5.11	46,012	0.815	*	0.925	*	0.815	*	0.925	*	10.97	*	46

12.68	36.05	46,373	0.835		0.925		0.835		0.925		6.54		143

9.89	(11.18)	41,037	0.775		0.925		0.775		0.925		2.08		44

11.42	(0.82)	53,464	0.795		0.925		0.795		0.925		4.36		42

12.06	8.00	64,912	0.825		0.925		0.825		0.925		3.79		37

11.64	12.39	71,325	0.815	(f)	0.955	(f)	0.815	(f)	0.955	(f)	2.33		54

$8.45	5.63%	$2,434,035	0.55	%(g)*	0.59	%(g)*	0.21	%*	0.25	%*	13.40	%*	55%

8.49	37.48	2,289,116	0.73	(g)	0.76	(g)	0.23		0.26		9.12		159

6.66	(16.32)	2,349,263	1.44	(g)	1.53	(g)	0.16		0.25		1.99		45

8.17	(2.78)	4,080,399	1.55	(g)	1.62	(g)	0.18		0.25		5.25		39

8.90	7.28	5,692,188	1.12	(g)	1.16	(g)	0.21		0.25		4.92		35

8.76	12.66	5,690,312	0.80	(g)	0.87	(g)	0.18		0.25		2.90		51

8.46	5.58	287,839	0.65	(g)*	0.69	(g)*	0.31	*	0.35	*	13.71	*	55

8.50	37.51	289,056	0.83	(g)	0.86	(g)	0.33		0.36		8.83		159

6.66	(16.51)	331,178	1.54	(g)	1.63	(g)	0.26		0.35		1.88		45

8.18	(2.88)	605,219	1.65	(g)	1.72	(g)	0.28		0.35		4.92		39

8.91	7.18	935,337	1.22	(g)	1.26	(g)	0.31		0.35		4.80		35

8.77	12.54	838,859	0.90	(g)	0.97	(g)	0.28		0.35		2.85		51

8.46	5.57	24,247	0.70	(g)*	0.79	(g)*	0.36	*	0.45	*	14.10	*	55

8.50	37.46	11,581	0.88	(g)	0.96	(g)	0.38		0.46		7.70		159

6.66	(16.52)	1,561	1.59	(g)	1.73	(g)	0.31		0.45		1.07		45

8.17	(2.88)	26,421	1.70	(g)*	1.82	(g)*	0.33	*	0.45	*	5.60	*	39

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset All Authority Fund (Cont.)

Class A

04/01/2021 - 09/30/2021+	$8.49	$0.57	$(0.10)	$0.47	$(0.51)	$0.00	$0.00	$(0.51)

03/31/2021	6.66	0.73	1.70	2.43	(0.60)	0.00	0.00	(0.60)

03/31/2020	8.18	0.13	(1.47)	(1.34)	(0.18)	0.00	0.00	(0.18)

03/31/2019	8.91	0.40	(0.70)	(0.30)	(0.43)	0.00	(0.00)	(0.43)

03/31/2018	8.77	0.38	0.21	0.59	(0.44)	0.00	(0.01)	(0.45)

03/31/2017	8.05	0.21	0.76	0.97	(0.22)	0.00	(0.03)	(0.25)

Class C

04/01/2021 - 09/30/2021+	8.51	0.52	(0.08)	0.44	(0.48)	0.00	0.00	(0.48)

03/31/2021	6.66	0.48	1.89	2.37	(0.52)	0.00	0.00	(0.52)

03/31/2020	8.18	0.06	(1.46)	(1.40)	(0.12)	0.00	0.00	(0.12)

03/31/2019	8.91	0.33	(0.69)	(0.36)	(0.37)	0.00	(0.00)	(0.37)

03/31/2018	8.77	0.33	0.19	0.52	(0.37)	0.00	(0.01)	(0.38)

03/31/2017	8.06	0.14	0.76	0.90	(0.16)	0.00	(0.03)	(0.19)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(g)	Ratio of expenses to average net assets includes line of credit expenses.

22	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.45	5.43%	$459,195	1.00	%(g)*	1.04	%(g)*	0.66	%*	0.70	%*	13.01	%*	55%

8.49	36.95	465,005	1.18	(g)	1.21	(g)	0.68		0.71		9.24		159

6.66	(16.79)	343,870	1.89	(g)	1.98	(g)	0.61		0.70		1.55		45

8.18	(3.22)	524,713	2.00	(g)	2.07	(g)	0.63		0.70		4.72		39

8.91	6.82	740,822	1.57	(g)	1.61	(g)	0.66		0.70		4.21		35

8.77	12.16	557,523	1.25	(g)	1.32	(g)	0.63		0.70		2.42		51

8.47	5.04	44,772	1.75	(g)*	1.79	(g)*	1.41	*	1.45	*	11.87	*	55

8.51	35.91	64,967	1.93	(g)	1.96	(g)	1.43		1.46		6.18		159

6.66	(17.41)	184,046	2.64	(g)	2.73	(g)	1.36		1.45		0.74		45

8.18	(3.96)	376,183	2.75	(g)	2.82	(g)	1.38		1.45		3.98		39

8.91	6.04	556,929	2.32	(g)	2.36	(g)	1.41		1.45		3.69		35

8.77	11.29	742,593	2.00	(g)	2.07	(g)	1.38		1.45		1.64		51

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Assets:

Investments, at value
Investments in securities*	$0	$426
Investments in Affiliates	17,195,269	4,446,099
Cash	0	1
Receivable for investments in Affiliates sold	69,256	15,166
Receivable for Fund shares sold	9,913	7,815
Dividends receivable from Affiliates	16,424	3,979
Reimbursement receivable from PIMCO	1,521	125
Prepaid expenses	0	1,357
Other assets	0	4

Total Assets	17,292,383	4,474,972

Liabilities:

Borrowings & Other Financing Transactions
Payable for line of credit	$0	$1,200,000
Payable for investments in Affiliates purchased	86,349	19,298
Payable for Fund shares redeemed	8,931	4,504
Overdraft due to custodian	23	0
Accrued investment advisory fees	2,514	543
Accrued supervisory and administrative fees	944	252
Accrued distribution fees	66	28
Accrued servicing fees	214	108
Other liabilities	0	151

Total Liabilities	99,041	1,224,884

Net Assets	$17,193,342	$3,250,088

Net Assets Consist of:

Paid in capital	$18,495,856	$9,592,856
Distributable earnings (accumulated loss)	(1,302,514)	(6,342,768)

Net Assets	$17,193,342	$3,250,088

Cost of investments in securities	$0	$426
Cost of investments in Affiliates	$16,210,680	$4,252,853

* Includes repurchase agreements of:	$0	$426

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

September 30, 2021 (Unaudited)

	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Net Assets:

Institutional Class	$15,437,266	$2,434,035
I-2	635,713	287,839
I-3	10,754	24,247
Administrative Class	83,730	N/A
Class A	918,432	459,195
Class C	61,435	44,772
Class R	46,012	N/A

Shares Issued and Outstanding:

Institutional Class	1,211,518	288,034
I-2	49,777	34,039
I-3	841	2,867
Administrative Class	6,557	N/A
Class A	72,059	54,349
Class C	4,838	5,287
Class R	3,639	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.74	$8.45
I-2	12.77	8.46
I-3	12.79	8.46
Administrative Class	12.77	N/A
Class A	12.75	8.45
Class C	12.70	8.47
Class R	12.64	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	25

Statements of Operations

Six Months Ended September 30, 2021 (Unaudited)
(Amounts in thousands†)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Investment Income:

Interest	$1	$0
Dividends from Investments in Affiliates	1,019,006	229,737
Total Income	1,019,007	229,737

Expenses:

Investment advisory fees	15,054	3,280
Supervisory and administrative fees	5,665	1,533
Distribution and/or servicing fees - Administrative Class	114	N/A
Distribution fees - Class C	242	199
Distribution fees - Class R	58	N/A
Servicing fees - Class A	1,169	607
Servicing fees - Class C	80	66
Servicing fees - Class R	58	N/A
Interest expense	0	5,526
Miscellaneous expense	0	4
Total Expenses	22,440	11,215
Waiver and/or Reimbursement by PIMCO	(9,767)	(739)
Net Expenses	12,673	10,476

Net Investment Income (Loss)	1,006,334	219,261

Net Realized Gain (Loss):

Investments in Affiliates	838,163	(87,265)

Net Realized Gain (Loss)	838,163	(87,265)

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	(952,838)	39,731

Net Change in Unrealized Appreciation (Depreciation)	(952,838)	39,731

Net Increase (Decrease) in Net Assets Resulting from Operations	$891,659	$171,727

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO All Asset Fund		PIMCO All Asset All Authority Fund
	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,006,334	$1,111,189	$219,261	$276,834
Net realized gain (loss)	838,163	(285,236)	(87,265)	(200,487)
Net change in unrealized appreciation (depreciation)	(952,838)	4,029,788	39,731	910,045

Net Increase (Decrease) in Net Assets Resulting from Operations	891,659	4,855,741	171,727	986,392

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(864,190)	(930,319)	(143,867)	(171,360)
I-2	(34,128)	(32,842)	(19,068)	(21,694)
I-3	(932)	(456)	(1,161)	(212)
Administrative Class	(4,700)	(6,112)	N/A	N/A
Class A	(50,369)	(51,843)	(28,155)	(29,869)
Class C	(3,229)	(5,722)	(2,752)	(6,871)
Class R	(2,466)	(2,728)	N/A	N/A

Total Distributions(a)	(960,014)	(1,030,022)	(195,003)	(230,006)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	863,534	(1,966,489)	153,639	(846,579)

Total Increase (Decrease) in Net Assets	795,179	1,859,230	130,363	(90,193)

Net Assets:
Beginning of period	16,398,163	14,538,933	3,119,725	3,209,918
End of period	$17,193,342	$16,398,163	$3,250,088	$3,119,725

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	27

Statement of Cash Flows PIMCO All Asset All Authority Fund

Six Months Ended September 30, 2021 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$171,727

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(2,618,454)
Proceeds from sales of long-term securities	2,447,174
(Purchases) Proceeds from sales of short-term portfolio investments, net	(1,650)
(Increase) decrease in receivable for investments sold	(12,860)
(Increase) decrease in dividends receivable from Affiliates	(371)
(Increase) decrease in reimbursement receivable from PIMCO	(21)
(Increase) decrease in prepaid expenses	(688)
Increase (decrease) in payable for investments purchased	13,265
Increase (decrease) in accrued investment advisory fees	10
Increase (decrease) in accrued supervisory and administrative fees	2
Increase (decrease) in accrued distribution fees	(15)
Increase (decrease) in accrued servicing fees	(6)
Increase (decrease) in other liabilities	(12)
Net Realized (Gain) Loss
Investments in Affiliates	87,265
Net Change in Unrealized (Appreciation) Depreciation
Investments in Affiliates	(39,731)
Net Cash Provided by (Used for) Operating Activities	45,635

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	289,124
Payments on shares redeemed	(318,015)
Cash distributions paid*	(17,060)
Net Cash Received from (Used for) Financing Activities	(45,951)

Net Increase (Decrease) in Cash and Foreign Currency	(316)

Cash and Foreign Currency:

Beginning of period	317
End of period	$1
* Reinvestment of distributions	$177,943

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$6,230

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

28	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset Fund

(Unaudited)

September 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 100.0%

MUTUAL FUNDS (a) 98.9%

PIMCO All Asset: Multi-RAE PLUS Fund	321,797,514	$3,530,119

PIMCO All Asset: Multi-Real Fund	180,013,370	2,422,980

PIMCO CommoditiesPLUS® Strategy Fund	41,935,691	317,873

PIMCO Dynamic Bond Fund	15,366,073	165,493

PIMCO Emerging Markets Bond Fund	81,497,328	851,647

PIMCO Emerging Markets Currency and Short-Term Investments Fund	45,780,936	364,416

PIMCO Emerging Markets Local Currency and Bond Fund	125,506,785	794,458

PIMCO Extended Duration Fund	96,533,860	750,068

PIMCO High Yield Fund	68,159,528	618,888

PIMCO High Yield Spectrum Fund	5,840,674	58,991

PIMCO Income Fund	44,290,691	533,260

PIMCO International Bond Fund (U.S. Dollar-Hedged)	32,117,094	347,507

PIMCO Investment Grade Credit Bond Fund	17,640,481	192,281

PIMCO Long Duration Total Return Fund	4,538,032	47,422

PIMCO Long-Term Real Return Fund	24,205,946	187,596

PIMCO Long-Term U.S. Government Fund	69,977,993	386,978

PIMCO Low Duration Credit Fund	9,896,887	92,239

PIMCO Low Duration Fund	62,362,006	617,384

PIMCO RAE Emerging Markets Fund	32,445,805	374,749

PIMCO RAE Fundamental Advantage PLUS Fund	50,802,596	440,967

PIMCO RAE International Fund	29,056,960	317,593

PIMCO RAE PLUS EMG Fund	23,223,771	212,730

PIMCO RAE PLUS Fund	41,490,658	272,594

PIMCO RAE PLUS International Fund	47,993,225	308,596

	SHARES	MARKET VALUE (000S)

PIMCO RAE PLUS Small Fund	7,084,519	$69,570

PIMCO RAE US Fund	21,733,112	296,874

PIMCO RAE US Small Fund	7,648,680	116,336

PIMCO RAE Worldwide Long/Short PLUS Fund	82,434,024	699,865

PIMCO Real Return Fund	23,805,424	290,902

PIMCO RealEstateRealReturn Strategy Fund	48,183,435	424,496

PIMCO Total Return Fund	52,575,974	544,687

PIMCO TRENDS Managed Futures Strategy Fund	30,346,477	355,661

Total Mutual Funds (Cost $16,045,018)		17,005,220

EXCHANGE-TRADED FUNDS 0.5%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	2,908,469	85,645

Total Exchange-Traded Funds (Cost $61,265)		85,645

SHORT-TERM INSTRUMENTS 0.6%

MUTUAL FUNDS 0.6%

PIMCO Government Money Market Fund
0.060% (a)(b)	103,512,247	103,522

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	89,465	882

Total Short-Term Instruments (Cost $104,397)		104,404

Total Investments in Affiliates (Cost $16,210,680)		17,195,269

Total Investments 100.0% (Cost $16,210,680)		$17,195,269

Other Assets and Liabilities, net 0.0%		(1,927)

Net Assets 100.0%		$17,193,342

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	29

Schedule of Investments PIMCO All Asset Fund (Cont.)

(Unaudited)

September 30, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.
(b)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Affiliates, at Value
Mutual Funds	$17,005,220	$0	$0	$17,005,220
Exchange-Traded Funds	85,645	0	0	85,645
Short-Term Instruments
Mutual Funds	103,522	0	0	103,522
Central Funds Used for Cash Management Purposes	882	0	0	882

Total Investments	$17,195,269	$0	$0	$17,195,269

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

30	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset All Authority Fund

(Unaudited)

September 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (c) 0.0%
		$426

Total Short-Term Instruments (Cost $426)		426

Total Investments in Securities (Cost $426)		426

INVESTMENTS IN AFFILIATES 136.8%

MUTUAL FUNDS (a) 134.2%

PIMCO All Asset: Multi-RAE PLUS Fund	50,367,154	552,528

PIMCO All Asset: Multi-Real Fund	19,978,296	268,908

PIMCO All Asset: Multi-Short PLUS Fund	29,737,474	224,518

PIMCO CommoditiesPLUS® Strategy Fund	17,839,547	135,224

PIMCO CommodityRealReturn Strategy Fund®	17,535,589	112,052

PIMCO Dynamic Bond Fund	5,149,208	55,457

PIMCO Emerging Markets Bond Fund	17,699,152	184,956

PIMCO Emerging Markets Currency and Short-Term Investments Fund	8,349,146	66,459

PIMCO Emerging Markets Local Currency and Bond Fund	21,306,860	134,872

PIMCO Extended Duration Fund	22,363,586	173,765

PIMCO High Yield Fund	14,786,427	134,261

PIMCO High Yield Spectrum Fund	3,216,260	32,484

PIMCO Income Fund	9,686,013	116,619

PIMCO International Bond Fund (U.S. Dollar-Hedged)	10,551,940	114,172

PIMCO Investment Grade Credit Bond Fund	4,419,896	48,177

PIMCO Long Duration Total Return Fund	2,518,146	26,315

PIMCO Long-Term Real Return Fund	5,086,057	39,417

PIMCO Long-Term U.S. Government Fund	15,793,077	87,336

	SHARES	MARKET VALUE (000S)

PIMCO Low Duration Credit Fund	5,974,033	$55,678

PIMCO Low Duration Fund	23,203,853	229,718

PIMCO RAE Emerging Markets Fund	8,327,190	96,179

PIMCO RAE Fundamental Advantage PLUS Fund	6,213,323	53,932

PIMCO RAE International Fund	9,587,909	104,796

PIMCO RAE PLUS EMG Fund	1,398,125	12,807

PIMCO RAE PLUS Fund	22,207,090	145,900

PIMCO RAE PLUS International Fund	12,345,210	79,380

PIMCO RAE PLUS Small Fund	10,315,552	101,299

PIMCO RAE US Fund	1,087,143	14,850

PIMCO RAE US Small Fund	7,222,276	109,851

PIMCO RAE Worldwide Long/Short PLUS Fund	21,677,454	184,041

PIMCO Real Return Fund	5,855,424	71,553

PIMCO RealEstateRealReturn Strategy Fund	27,220,613	239,814

PIMCO StocksPLUS Small Fund	2,220,325	24,135

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	5,516,206	48,322

PIMCO StocksPLUS® International Fund (Unhedged)	7,774,260	44,469

PIMCO Total Return Fund	12,726,559	131,847

PIMCO TRENDS Managed Futures Strategy Fund	8,873,438	103,997

Total Mutual Funds (Cost $4,171,147)		4,360,088

EXCHANGE-TRADED FUNDS 1.6%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	1,001,217	29,482

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	817,795	23,968

Total Exchange-Traded Funds (Cost $49,147)		53,450

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	31

Schedule of Investments PIMCO All Asset All Authority Fund (Cont.)

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.0%

MUTUAL FUNDS 1.0%

PIMCO Government Money Market Fund
0.060% (a)(b)	32,431,744	$32,435

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	12,836	126

Total Short-Term Instruments (Cost $32,559)		32,561

Total Investments in Affiliates (Cost $4,252,853)		4,446,099

Total Investments 136.8% (Cost $4,253,279)		$4,446,525

Other Assets and Liabilities, net (36.8)%		(1,196,437)

Net Assets 100.0%		$3,250,088

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.
(b)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$426	U.S. Treasury Notes 1.250% due 06/30/2028	$(435)	$426	$426

Total Repurchase Agreements						$(435)	$426	$426

32	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$426	$0	$0	$426	$(435)	$(9)

Total Borrowings and Other Financing Transactions	$426	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$426	$0	$426
	$0	$426	$0	$426

Investments in Affiliates, at Value
Mutual Funds	4,360,088	0	0	4,360,088
Exchange-Traded Funds	53,450	0	0	53,450
Short-Term Instruments
Mutual Funds	32,435	0	0	32,435
Central Funds Used for Cash Management Purposes	126	0	0	126
	$4,446,099	$0	$0	$4,446,099
Total Investments	$4,446,099	$426	$0	$4,446,525

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	33

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds. Each Fund may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

34	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

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September 30, 2021

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO All Asset Fund	Quarterly	Quarterly

PIMCO All Asset All Authority Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	35

Notes to Financial Statements (Cont.)

and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period

36	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

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September 30, 2021

beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or an Underlying PIMCO Fund or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

The assets of the Funds consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Fund’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	37

Notes to Financial Statements (Cont.)

exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

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Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	39

Notes to Financial Statements (Cont.)

observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt

40	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

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instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest under normal circumstances substantially all or a significant portion of their assets in the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2021 (amounts in thousands†):

PIMCO All Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund	$2,496,199	$1,415,777	$(186,000)	$(18,410)	$(177,447)	$3,530,119	$184,275	$0

PIMCO All Asset: Multi-Real Fund	1,326,164	1,005,029	0	0	91,787	2,422,980	229,929	0

PIMCO CommoditiesPLUS® Strategy Fund	472,409	190,741	(263,470)	80,365	(162,172)	317,873	160,921	0

PIMCO Dynamic Bond Fund	149,892	20,236	(3,556)	5	(1,084)	165,493	1,681	0

PIMCO Emerging Markets Bond Fund	202,070	749,051	(89,554)	3,788	(13,708)	851,647	5,673	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	453,079	83,114	(175,473)	(7,478)	11,174	364,416	1,298	0

PIMCO Emerging Markets Local Currency and Bond Fund	283,235	531,487	(4,970)	(870)	(14,424)	794,458	8,530	0

PIMCO Extended Duration Fund	498,850	322,622	(99,861)	(26,125)	54,582	750,068	6,415	0

PIMCO Government Money Market Fund	98,444	1,089,919	(1,084,850)	0	9	103,522	3	0

PIMCO High Yield Fund	362,183	307,031	(54,445)	(275)	4,394	618,888	11,014	0

PIMCO High Yield Spectrum Fund	0	59,281	0	0	(290)	58,991	61	0

PIMCO Income Fund	821,335	465,740	(759,799)	17,359	(11,375)	533,260	17,794	0

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	41

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$104,331	$350,457	$(104,550)	$826	$(3,557)	$347,507	$378	$0

PIMCO Investment Grade Credit Bond Fund	145,252	308,180	(267,613)	3,496	2,966	192,281	5,797	0

PIMCO Long Duration Total Return Fund	0	125,876	(85,499)	4,811	2,234	47,422	1,349	0

PIMCO Long-Term Real Return Fund	252,911	9,685	(88,152)	(11,227)	24,379	187,596	7,416	0

PIMCO Long-Term U.S. Government Fund	206,052	222,623	(43,920)	(19,979)	22,202	386,978	1,771	0

PIMCO Low Duration Credit Fund	90,366	1,776	0	0	97	92,239	1,777	0

PIMCO Low Duration Fund	256,899	536,858	(175,354)	(59)	(960)	617,384	1,425	0

PIMCO Mortgage Opportunities and Bond Fund	119,341	16,809	(136,514)	1,397	(1,033)	0	1,501	0

PIMCO RAE Emerging Markets Fund	856,910	8,761	(533,339)	170,086	(127,669)	374,749	0	0

PIMCO RAE Fundamental Advantage PLUS Fund	965,778	37,355	(498,241)	(27,065)	(36,860)	440,967	20,480	0

PIMCO RAE International Fund	401,112	3,938	(91,847)	33,587	(29,197)	317,593	0	0

PIMCO RAE PLUS EMG Fund	649,853	89,879	(495,255)	46,876	(78,623)	212,730	79,263	0

PIMCO RAE PLUS Fund	142,448	188,770	(42,929)	(514)	(15,181)	272,594	12,926	0

PIMCO RAE PLUS International Fund	815,179	65,214	(545,882)	116,747	(142,662)	308,596	52,341	0

PIMCO RAE PLUS Small Fund	369,794	42,323	(334,647)	103,924	(111,824)	69,570	40,197	0

PIMCO RAE US Fund	0	307,931	(1,889)	(19)	(9,149)	296,874	0	0

PIMCO RAE US Small Fund	345,503	1,736	(260,753)	139,100	(109,250)	116,336	0	0

PIMCO RAE Worldwide Long/Short PLUS Fund	923,122	229,732	(456,499)	(39,340)	42,850	699,865	44,057	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	330,871	0	(260,521)	56,421	(41,126)	85,645	1,881	0

PIMCO Real Return Fund	598,852	165,485	(485,475)	14,553	(2,513)	290,902	22,190	0

PIMCO RealEstateRealReturn Strategy Fund	805,153	93,224	(511,575)	133,978	(96,284)	424,496	83,186	0

PIMCO Short-Term Floating NAV Portfolio III	881	1	0	0	0	882	1	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	191,117	4,021	(202,381)	62,327	(55,084)	0	4,022	0

PIMCO Total Return Fund	507,352	540,901	(513,870)	(246)	10,550	544,687	7,142	0

PIMCO TRENDS Managed Futures Strategy Fund	157,121	178,728	(1,722)	124	21,410	355,661	2,312	0

Totals	$16,400,058	$9,770,291	$(8,860,405)	$838,163	$(952,838)	$17,195,269	$1,019,006	$0

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PIMCO All Asset All Authority Fund

Underlying PIMCO Funds	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund	$622,389	$211,760	$(245,600)	$(12,250)	$(23,771)	$552,528	$39,760	$0

PIMCO All Asset: Multi-Real Fund	242,191	158,373	(153,400)	10,430	11,314	268,908	38,873	0

PIMCO All Asset: Multi-Short PLUS Fund	220,153	178,550	(146,700)	(44,235)	16,750	224,518	0	0

PIMCO CommoditiesPLUS® Strategy Fund	95,409	98,555	(43,535)	15,110	(30,315)	135,224	33,858	0

PIMCO CommodityRealReturn Strategy Fund®	14,329	97,542	(2,202)	(49)	2,432	112,052	3,741	0

PIMCO Dynamic Bond Fund	35,015	21,617	(921)	(1)	(253)	55,457	392	0

PIMCO Emerging Markets Bond Fund	39,482	173,031	(25,326)	1,017	(3,248)	184,956	1,224	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	88,660	11,349	(34,494)	(2,050)	2,994	66,459	245	0

PIMCO Emerging Markets Local Currency and Bond Fund	111,866	29,083	(3,854)	(248)	(1,975)	134,872	2,872	0

PIMCO Extended Duration Fund	154,287	25,446	(21,130)	(3,780)	18,942	173,765	2,125	0

PIMCO Government Money Market Fund	31,207	295,834	(294,609)	0	3	32,435	1	0

PIMCO High Yield Fund	31,464	104,493	(1,966)	(5)	275	134,261	1,525	0

PIMCO High Yield Spectrum Fund	0	32,523	0	0	(39)	32,484	104	0

PIMCO Income Fund	205,539	83,121	(173,466)	3,208	(1,783)	116,619	3,977	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	29,509	115,167	(29,620)	210	(1,094)	114,172	168	0

PIMCO Investment Grade Credit Bond Fund	56,956	68,094	(79,040)	1,413	754	48,177	1,662	0

PIMCO Long Duration Total Return Fund	55,726	21,184	(55,412)	(3,006)	7,823	26,315	1,114	0

PIMCO Long-Term Real Return Fund	102,839	7,619	(77,538)	(1,772)	8,269	39,417	2,915	0

PIMCO Long-Term U.S. Government Fund	76,070	52,905	(44,248)	(12,408)	15,017	87,336	582	0

PIMCO Low Duration Credit Fund	6,200	49,466	0	0	12	55,678	213	0

PIMCO Low Duration Fund	53,891	220,526	(44,474)	(116)	(109)	229,718	374	0

PIMCO Mortgage Opportunities and Bond Fund	14,570	153	(14,765)	258	(216)	0	164	0

PIMCO RAE Emerging Markets Fund	228,029	4,534	(147,754)	44,327	(32,957)	96,179	0	0

PIMCO RAE Fundamental Advantage PLUS Fund	65,496	43,159	(51,248)	4,202	(7,677)	53,932	1,199	0

PIMCO RAE International Fund	122,459	26,515	(45,011)	15,968	(15,135)	104,796	0	0

PIMCO RAE PLUS EMG Fund	99,510	9,272	(95,264)	12,486	(13,197)	12,807	7,999	0

PIMCO RAE PLUS Fund	183,352	27,025	(56,962)	1,650	(9,165)	145,900	14,027	0

PIMCO RAE PLUS International Fund	95,160	40,338	(52,318)	9,438	(13,238)	79,380	5,924	0

PIMCO RAE PLUS Small Fund	122,503	48,365	(61,313)	9,604	(17,860)	101,299	19,460	0

PIMCO RAE US Fund	33,590	591	(21,083)	3,229	(1,477)	14,850	0	0

PIMCO RAE US Small Fund	120,145	38,504	(63,234)	27,791	(13,355)	109,851	0	0

PIMCO RAE Worldwide Long/Short PLUS Fund	176,561	37,692	(29,013)	(3,182)	1,983	184,041	9,654	0

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	43

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$108,912	$0	$(83,580)	$9,943	$(5,793)	$29,482	$764	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	25,029	0	0	(1,061)	23,968	0	0

PIMCO Real Return Fund	160,995	48,365	(140,936)	4,304	(1,175)	71,553	5,768	0

PIMCO RealEstateRealReturn Strategy Fund	122,097	222,787	(98,300)	28,971	(35,741)	239,814	18,436	0

PIMCO Short-Term Floating NAV Portfolio III	127	0	(1)	0	0	126	0	0

PIMCO StocksPLUS® Small Fund	0	28,173	(372)	(55)	(3,611)	24,135	2,187	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	49,638	(355)	(11)	(950)	48,322	0	0

PIMCO StocksPLUS® International Fund (Unhedged)	20,103	31,189	(865)	(147)	(5,811)	44,469	6,335	0

PIMCO StocksPLUS® Short Fund	213,500	4,065	(196,868)	(206,612)	185,915	0	0	0

PIMCO Total Return Fund	127,403	105,938	(103,729)	(881)	3,116	131,847	1,581	0

PIMCO TRENDS Managed Futures Strategy Fund	33,435	66,718	(1,278)	(16)	5,138	103,997	514	0

Totals	$4,321,129	$2,914,288	$(2,741,784)	$(87,265)	$39,731	$4,446,099	$229,737	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

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The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit  Consistent with its principal investment strategies, the PIMCO All Asset All Authority Fund (the “AAAA Fund”) has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All or a portion of the AAAA Fund’s securities are pledged as collateral under the agreement.

As of September 30, 2021, the credit agreement is comprised of both revolving and term-loan tranches. The AAAA Fund pays financing charges based on a LIBOR-based variable rate plus a credit spread. The AAAA Fund also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment amount under the revolving and term-loan tranches are:

Tranches	Commitment Amount (in thousands)	Termination date

1 Year, Monthly Revolver	$1,200,000	09/23/2022

Borrowings outstanding, if any, as of September 30, 2021 are disclosed as payable for line of credit on the Statements of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by the AAAA Fund in relation to the borrowings are disclosed as part of interest expense on the Statements of Operations. Legal costs related to the annual renewal of the line of credit are disclosed on the Statements of Operations.

The AAAA Fund’s borrowing activity under the agreement for the period ended September 30, 2021 was as follows (amounts in thousands†):

Average Outstanding Principal*	Average Weighted Rate of Interest	Interest	Commitment and Upfront Fees	Outstanding Principal as of 09/30/2021

$1,200,000	0.79%	$4,834	$692	$1,200,000

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

The average outstanding principal may be higher or lower than the commitment amount or outstanding principal at period end due to changes in the commitment amount during the period or borrowings and paydowns made during the period.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s (or Underlying PIMCO Funds) custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	45

Notes to Financial Statements (Cont.)

obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended September 30, 2021, the Funds did not participate in the Interfund Lending Program.

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return are listed below.

Risks	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Allocation	X	X

Fund of Funds	X	X

Market Trading	X	X

Municipal Project-Specific	X	X

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Risks	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Municipal Bond	X	X

Interest Rate	X	X

Call	X	X

Credit	X	X

High Yield	X	X

Distressed Company	X	X

Market	X	X

Issuer	X	X

Liquidity	X	X

Derivatives	X	X

Futures Contract	X	X

Model	X	X

Commodity	X	X

Equity	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X

Foreign (Non-U.S.) Investment	X	X

Real Estate	X	X

Emerging Markets	X	X

Sovereign Debt	X	X

Currency	X	X

Leveraging	X	X

Smaller Company	X	X

Issuer Non-Diversification	X	X

Management	X	X

Short Exposure	X	X

Tax	X	X

Subsidiary	X	X

Value Investing	X	X

Convertible Securities	X	X

Exchange-Traded Fund	X	X

Tracking Error	X	X

Indexing	X	X

LIBOR Transition	X	X

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	47

Notes to Financial Statements (Cont.)

Fund of Funds Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

Leveraging Risk  is the risk that certain transactions of the Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk  is the risk that an active secondary trading market for shares of a Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk  is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the

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Notes to Financial Statements (Cont.)

underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that the Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation or quantitative methodologies used in constructing an underlying index or model portfolio for the Underlying PIMCO Fund that seeks to track the investment results of such underlying index or model portfolio, may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

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Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing a Fund and may cause PIMCO or Research Affiliates to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a

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Notes to Financial Statements (Cont.)

Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

Tracking Error Risk  is the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of a Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with

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financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a

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Notes to Financial Statements (Cont.)

material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

7. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements (Cont.)

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee

Fund Name	All Classes		Institutional Class	I-2	I-3		Administrative Class		Class A	Class C	Class R
PIMCO All Asset Fund	0.175%	(1)	0.05%	0.15%	0.25%	(3)	0.05%		0.25%	0.25%	0.25%
PIMCO All Asset All Authority Fund	0.20%	(2)	0.05%	0.15%	0.25%	(3)	0.05%	*	0.25%	0.25%	N/A

(1)

PIMCO has contractually agreed, through July 31, 2022, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit.

(2)

PIMCO has contractually agreed, through July 31, 2022, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit. PIMCO and the Fund previously determined that the amounts due to be waived under this agreement were inadvertently miscalculated during a prior period, resulting in the PIMCO All Asset All Authority Fund bearing Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees in excess of 0.69% of total assets invested in Underlying PIMCO Funds for that period. PIMCO undertook a process to attempt to directly reimburse shareholders affected by the miscalculation for the miscalculated fees, as well as an incremental amount representing estimated foregone performance, plus interest.

(3)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

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The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A

All Funds	—	0.25%

Class C

All Funds	0.75%	0.25%

Class R

All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2021, the Distributor retained $2,356,447 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO

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Notes to Financial Statements (Cont.)

or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, the Funds below waived the following fees (amounts in thousands†)

Fund Name	Waived Fees

PIMCO All Asset Fund	$598

PIMCO All Asset All Authority Fund	222

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Funds’ assets.

PIMCO has contractually agreed, through July 31, 2022, for the PIMCO All Asset Fund to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory, Supervisory and Administrative, and Management Fees (collectively, “Underlying PIMCO Fund Fees”) exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2022, for the AAAA Fund to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Underlying PIMCO Fund Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. These waivers will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the advisory fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any Underlying PIMCO Fund Fees exceed, for such month, the applicable expense limit; ii) exceed the total Asset Allocation Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at September 30, 2021 were (amounts in thousands†):

	Expiring Within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO All Asset Fund	$26,073	$18,142	$17,298	$61,513

PIMCO All Asset All Authority Fund	4,690	2,169	1,118	7,977

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO All Asset Fund	$9,169

PIMCO All Asset All Authority Fund	517

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of

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Notes to Financial Statements (Cont.)

performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO All Asset Fund	$0	$0	$8,680,371	$7,775,555

PIMCO All Asset All Authority Fund	0	0	2,618,454	2,447,174

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund

	Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021		Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	110,130	$1,454,582	163,925	$1,923,725	21,325	$186,737	28,095	$214,868

I-2	9,115	120,359	10,740	127,861	5,960	53,305	8,509	67,124

I-3	1,288	17,568	706	8,286	1,461	12,791	1,354	11,349

Administrative Class	470	6,230	1,198	14,219	N/A	N/A	N/A	N/A

Class A	4,386	57,989	15,145	184,204	4,445	39,262	18,077	149,545

Class C	731	9,628	556	6,691	335	2,956	536	4,222

Class R	184	2,404	363	4,281	N/A	N/A	N/A	N/A

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(Unaudited)

September 30, 2021

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund

	Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021		Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions

Institutional Class	62,763	$825,004	72,346	$885,432	15,341	$134,230	19,653	$162,003

I-2	2,026	26,681	2,084	25,583	1,694	14,844	2,047	16,891

I-3	70	932	36	456	133	1,161	26	212

Administrative Class	356	4,688	499	6,112	N/A	N/A	N/A	N/A

Class A	3,534	46,500	3,780	46,488	2,868	25,115	3,170	26,288

Class C	233	3,060	462	5,539	295	2,593	816	6,667

Class R	189	2,466	224	2,727	N/A	N/A	N/A	N/A

Cost of shares redeemed

Institutional Class	(115,300)	(1,516,832)	(393,537)	(4,547,724)	(18,192)	(159,390)	(131,034)	(990,450)

I-2	(4,147)	(54,515)	(16,781)	(191,060)	(7,630)	(65,872)	(26,247)	(199,937)

I-3	(1,269)	(16,773)	(136)	(1,634)	(89)	(784)	(252)	(1,946)

Administrative Class	(2,170)	(28,853)	(2,793)	(32,073)	N/A	N/A	N/A	N/A

Class A	(5,576)	(73,426)	(21,568)	(254,536)	(7,711)	(67,267)	(18,107)	(140,052)

Class C	(1,449)	(19,063)	(14,007)	(168,469)	(2,974)	(26,042)	(21,351)	(173,363)

Class R	(390)	(5,095)	(1,081)	(12,597)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	65,174	$863,534	(177,839)	$(1,966,489)	17,261	$153,639	(114,708)	$(846,579)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO All Asset All Authority Fund	1	0	14%	0%

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

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Notes to Financial Statements (Cont.)

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a “Fund”, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the

62	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2021

IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset Fund	$389,659	$2,258,398

PIMCO All Asset All Authority Fund	1,298,448	5,051,405

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
PIMCO All Asset Fund	$16,484,529	$831,189	$(120,449)	$710,740
PIMCO All Asset All Authority Fund	4,375,722	134,842	(64,039)	70,803

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	63

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FICC	Fixed Income Clearing Corporation

Index/Spread Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
RAFI	Research Affiliates Fundamental Index

Other Abbreviations:
TBA	To-Be-Announced

64	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

At a meeting held on August 24-25, 2021, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2022. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2022. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC (d/b/a Gurtin Municipal Bond Management (“Gurtin”)), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2022 (collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2022.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 24-25, 2021 meeting. The Independent Trustees also met via video conference with Counsel on July 15, 2021 and August 3, 2021, and conducted a video conference meeting on August 6, 2021 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the impact of the launch of portfolios of the PIMCO Funds Private Account Portfolio Series on certain of the Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

66	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including completion of the build-out of a new data center; funding projects and initiatives in support of the Funds; investing in trading and technology infrastructure; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; development of a global tax management application that enables investment professionals to access foreign market and security tax information on a real-time basis; enhancing PIMCO’s oversight over certain of the Funds’ service providers, including with respect to a service provider’s review of certain financial reporting procedures and the use of proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to improve user interface efficiency and experience; implementing a contingent NAV process; advocating in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; launching an internal process to seek to automate a number of operational processes; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates and Gurtin under the applicable Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 and other performance data, as available, over short- and long-term periods ended June 30, 2021 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of

68	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2021. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	69

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs

70	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	71

Approval of Investment Advisory Contract and Other Agreements (Cont.)

information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

72	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	73

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended September, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO All Asset All Authority Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.2611	$0.0000	$0.0000	$0.2611

September 2021	$0.2672	$0.0000	$0.0000	$0.2672

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.2597	$0.0000	$0.0000	$0.2597

September 2021	$0.2650	$0.0000	$0.0000	$0.2650

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.2592	$0.0000	$0.0000	$0.2592

September 2021	$0.2649	$0.0000	$0.0000	$0.2649

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.2545	$0.0000	$0.0000	$0.2545

September 2021	$0.0360	$0.0000	$0.0000	$0.0360

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.2414	$0.0000	$0.0000	$0.2414

September 2021	$0.2570	$0.0000	$0.0000	$0.2570

74	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

PIMCO All Asset Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.3231	$0.0000	$0.0000	$0.3231

September 2021	$0.4181	$0.0000	$0.0000	$0.4181

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.3209	$0.0000	$0.0000	$0.3209

September 2021	$0.4149	$0.0000	$0.0000	$0.4149

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.3223	$0.0000	$0.0000	$0.3223

September 2021	$0.4084	$0.0000	$0.0000	$0.4084

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.3165	$0.0000	$0.0000	$0.3165

September 2021	$0.4094	$0.0000	$0.0000	$0.4094

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.3131	$0.0000	$0.0000	$0.3131

September 2021	$0.4029	$0.0000	$0.0000	$0.4029

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.2953	$0.0000	$0.0000	$0.2953

September 2021	$0.3776	$0.0000	$0.0000	$0.3776

Class R	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.3072	$0.0000	$0.0000	$0.3072

September 2021	$0.3949	$0.0000	$0.0000	$0.3949

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	75

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4010SAR_093021

PIMCO FUNDS

Semiannual Report

September 30, 2021

PIMCO Global Core Asset Allocation Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank, if you do not already.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”). Looking back, first-quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.3% and 6.7% during the second quarter of 2021. The Commerce Department’s initial estimate for third-quarter annualized GDP growth was 2.0%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion per month of Treasury securities and $40 billion per month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed moved up its forecast for the first set of rate hikes. As of the date of this letter, the central bank expects two interest rate increases by the end of 2023. In its March 2021 projections, the Fed anticipated no increases until at least 2024. In addition, Fed Chair Jerome Powell maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” Finally, at its September 2021 meeting, the Fed said, “If [economic] progress continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted.”

Economies outside the U.S. also continued to be affected by COVID-19. In its October 2021 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the Eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.3%, -9.8% and -4.6%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low and continued its asset purchase program. In July 2021, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Finally, at

2	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

its meeting in September 2021, the ECB left its main interest rates unchanged but dialed down “moderately” its pace of asset purchases in the fourth quarter of 2021. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond-buying program. In June 2021, the Bank of England said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19 relief program by at least six months.

Short-term U.S. Treasury yields moved higher, whereas long-term yields declined during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.71%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 2.17%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generally produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.38%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.38%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.32%.

Despite periods of volatility, global equities, in aggregate, produced solid results. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.18%, partially fueled by strong investor demand. Global equities, as represented by the MSCI World Index, returned 7.74%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), gained 1.63% and European equities, as represented by the MSCI Europe Index (in EUR), returned 7.25%.

Commodity prices were volatile, but produced positive results. When the reporting period began, Brent crude oil was approximately $63 a barrel. Brent crude oil ended the reporting period at roughly $79 a barrel. We believe that a driver of the increase in oil price is stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, and several geopolitical events. The U.S. dollar strengthened against several major currencies. For example, the U.S. dollar returned 1.28%, 2.24% and 0.51% versus the euro, the British pound and the Japanese yen, respectively.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	3

Chairman’s Letter (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

Important Information About the Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Global Core Asset Allocation Fund (the “Fund”).

The PIMCO Global Core Asset Allocation Fund may invest its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management. These underlying investments are referred to as “Underlying PIMCO Funds.”

The PIMCO Global Core Asset Allocation Fund also may invest its respective assets in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. These underlying investments, together with the Underlying PIMCO Funds, are referred to as “Acquired Funds.” The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	5

Important Information About the Fund (Cont.)

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this, if any, report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the

6	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and I-2 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, including the Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	7

Important Information About the Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	Class A	Class C	Diversification Status

PIMCO Global Core Asset Allocation Fund	10/29/08	10/29/08	10/29/08	10/29/08	10/29/08	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus nor the Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the

8	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	9

PIMCO Global Core Asset Allocation Fund

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/29/08)
PIMCO Global Core Asset Allocation Fund Institutional Class	4.57%	17.59%	9.08%	5.89%	6.70%
PIMCO Global Core Asset Allocation Fund I-2	4.56%	17.46%	8.99%	5.78%	6.60%
PIMCO Global Core Asset Allocation Fund Class A	4.40%	17.03%	8.59%	5.33%	6.14%
PIMCO Global Core Asset Allocation Fund Class A (adjusted)	(1.34)%	10.60%	7.38%	4.73%	5.82%
PIMCO Global Core Asset Allocation Fund Class C	3.98%	16.20%	7.78%	4.54%	5.35%
PIMCO Global Core Asset Allocation Fund Class C (adjusted)	2.98%	15.20%	7.78%	4.54%	5.35%
60% MSCI All Country World Index (ACWI) and 40% Bloomberg Global Aggregate USD Hedged Index	4.20%	15.68%	9.24%	8.74%	8.83%
Lipper Alternative Global Macro Funds Average	3.14%	12.94%	5.16%	4.74%	5.34%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary and Underlying PIMCO Fund expenses), were 1.13% for Institutional Class shares, 1.23% for I-2 shares, 1.58% for Class A shares, and 2.33% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

Institutional Class - PGAIX	Class A - PGMAX
I-2 - PGAPX	Class C - PGMCX

Allocation Breakdown as of September 30, 2021†§

Short-Term Instruments‡	30.8%
Mutual Funds	16.0%
Corporate Bonds & Notes	14.8%
Sovereign Issues	13.7%
Common Stocks	10.2%
Asset-Backed Securities	5.1%
Real Estate Investment Trusts	5.0%
Non-Agency Mortgage-Backed Securities	1.6%
U.S. Treasury Obligations	1.3%
Other	1.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Global Core Asset Allocation Fund seeks total return which exceeds that of a blend of 60% MSCI All Country World Index/40% Bloomberg Global Aggregate Index (USD Hedged) by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

U.S. duration positioning, particularly underweight exposure during the front end of the U.S. yield curve and overweight exposure during the intermediate portion of the curve, contributed to relative performance as the front end of the U.S. yield curve rose and the intermediate portion of the curve fell.

»	Emerging markets duration positioning, specifically underweight exposure to Czech Republic, Hungary and Brazil, contributed to relative performance, as these yields rose.

»	Relative value real estate investment trust strategies contributed to relative performance, as long exposure to certain single name securities outperformed short exposure to the broad index.

»	Emerging markets equity positioning detracted from performance, primarily driven by implementation cost associated with obtaining broadly diversified emerging markets country exposure.

»	European duration positioning, particularly overweight exposure to the intermediate portion of the yield curve, detracted from relative performance as the intermediation portion of the curve rose.

»	Relative value strategies across various commodities markets detracted from relative performance, as long exposures generally lagged the offsetting short positions.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	11

Expense Example PIMCO Global Core Asset Allocation Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2021 to September 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,045.70	$4.41	$1,000.00	$1,020.76	$4.36	0.86%
I-2	1,000.00	1,045.60	4.92	1,000.00	1,020.26	4.86	0.96
Class A	1,000.00	1,044.00	6.71	1,000.00	1,018.50	6.63	1.31
Class C	1,000.00	1,039.80	10.53	1,000.00	1,014.74	10.40	2.06

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

Benchmark Descriptions

Index*	Benchmark Description

60% MSCI All Country World Index (ACWI) and 40% Bloomberg Global Aggregate USD Hedged Index	The benchmark is a blend of 60% MSCI All Country World Index (ACWI) and 40% Bloomberg Global Aggregate USD Hedged Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices. Bloomberg Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	13

Financial Highlights PIMCO Global Core Asset Allocation Fund (Consolidated)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2021 - 09/30/2021+	$13.58	$0.09	$0.53	$0.62	$(0.02)	$0.00	$0.00	$(0.02)

03/31/2021	10.80	0.14	3.85	3.99	(1.21)	0.00	0.00	(1.21)

03/31/2020	12.58	0.34	(1.50)	(1.16)	(0.62)	0.00	0.00	(0.62)

03/31/2019	12.55	0.30	0.12	0.42	(0.34)	0.00	(0.05)	(0.39)

03/31/2018	11.77	0.29	0.73	1.02	(0.24)	0.00	0.00	(0.24)

03/31/2017	10.82	0.28	0.92	1.20	(0.25)	0.00	0.00	(0.25)

I-2

04/01/2021 - 09/30/2021+	13.55	0.08	0.54	0.62	(0.02)	0.00	0.00	(0.02)

03/31/2021	10.78	0.12	3.85	3.97	(1.20)	0.00	0.00	(1.20)

03/31/2020	12.56	0.32	(1.49)	(1.17)	(0.61)	0.00	0.00	(0.61)

03/31/2019	12.53	0.29	0.12	0.41	(0.33)	0.00	(0.05)	(0.38)

03/31/2018	11.75	0.27	0.74	1.01	(0.23)	0.00	0.00	(0.23)

03/31/2017	10.80	0.27	0.92	1.19	(0.24)	0.00	0.00	(0.24)

Class A

04/01/2021 - 09/30/2021+	13.42	0.06	0.53	0.59	(0.01)	0.00	0.00	(0.01)

03/31/2021	10.70	0.06	3.82	3.88	(1.16)	0.00	0.00	(1.16)

03/31/2020	12.47	0.27	(1.47)	(1.20)	(0.57)	0.00	0.00	(0.57)

03/31/2019	12.44	0.24	0.13	0.37	(0.29)	0.00	(0.05)	(0.34)

03/31/2018	11.67	0.23	0.73	0.96	(0.19)	0.00	0.00	(0.19)

03/31/2017	10.73	0.22	0.91	1.13	(0.19)	0.00	0.00	(0.19)

14	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$14.18	4.57%	$168,622	0.86	%*	1.00	%*	0.85	%*	0.99	%*	1.26	%*	43%

13.58	38.21	167,863	0.85		1.00		0.84		0.99		1.09		182

10.80	(9.46)	121,437	1.13		1.36		0.80		1.03		2.70		511

12.58	3.46	201,102	1.17		1.42		0.77		1.02		2.41		551

12.55	8.67	231,278	1.02		1.23		0.81		1.02		2.31		403

11.77	11.19	290,714	0.89		1.13		0.79		1.03		2.49		327

14.15	4.56	40,852	0.96	*	1.10	*	0.95	*	1.09	*	1.16	*	43

13.55	38.06	42,347	0.95		1.10		0.94		1.09		0.91		182

10.78	(9.56)	34,956	1.23		1.46		0.90		1.13		2.53		511

12.56	3.37	45,560	1.27		1.52		0.87		1.12		2.34		551

12.53	8.59	49,093	1.12		1.33		0.91		1.12		2.20		403

11.75	11.10	47,466	0.99		1.23		0.89		1.13		2.40		327

14.00	4.40	132,933	1.31	*	1.45	*	1.30	*	1.44	*	0.81	*	43

13.42	37.47	130,491	1.30		1.45		1.29		1.44		0.51		182

10.70	(9.83)	85,249	1.58		1.81		1.25		1.48		2.13		511

12.47	3.03	95,828	1.62		1.87		1.22		1.47		1.98		551

12.44	8.21	110,703	1.47		1.68		1.26		1.47		1.85		403

11.67	10.61	97,853	1.42	(f)	1.66	(f)	1.32	(f)	1.56	(f)	1.97		327

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	15

Financial Highlights PIMCO Global Core Asset Allocation Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2021 - 09/30/2021+	$13.06	$0.00	$0.52	$0.52	$(0.00)	$0.00	$0.00	$(0.00)

03/31/2021	10.41	0.01	3.67	3.68	(1.03)	0.00	0.00	(1.03)

03/31/2020	12.13	0.19	(1.46)	(1.27)	(0.45)	0.00	0.00	(0.45)

03/31/2019	12.11	0.14	0.13	0.27	(0.20)	0.00	(0.05)	(0.25)

03/31/2018	11.37	0.13	0.71	0.84	(0.10)	0.00	0.00	(0.10)

03/31/2017	10.46	0.13	0.89	1.02	(0.11)	0.00	0.00	(0.11)

+	Unaudited
^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.

16	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$13.58	3.98%	$8,997	2.06	%*	2.20	%*	2.05	%*	2.19	%*	0.06	%*	43%

13.06	36.47	10,493	2.05		2.20		2.04		2.19		0.11		182

10.41	(10.54)	31,859	2.33		2.56		2.00		2.23		1.54		511

12.13	2.27	62,647	2.37		2.62		1.97		2.22		1.20		551

12.11	7.39	85,585	2.22		2.43		2.01		2.22		1.11		403

11.37	9.81	105,531	2.17	(f)	2.41	(f)	2.07	(f)	2.31	(f)	1.21		327

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	17

Consolidated Statement of Assets and Liabilities PIMCO Global Core Asset Allocation Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$237,013
Investments in Affiliates	111,023

Financial Derivative Instruments
Exchange-traded or centrally cleared	1,303
Over the counter	2,185
Cash	47
Deposits with counterparty	18,371
Foreign currency, at value	3,418
Receivable for investments sold	2,543
Receivable for investments sold on a delayed-delivery basis	297
Receivable for TBA investments sold	24,034
Receivable for Fund shares sold	123
Interest and/or dividends receivable	1,761
Dividends receivable from Affiliates	187
Reimbursement receivable from PIMCO	40

Total Assets	402,345

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$15,377

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,413
Over the counter	1,987
Payable for investments purchased	11,810
Payable for investments in Affiliates purchased	192
Payable for TBA investments purchased	16,170
Deposits from counterparty	2,480
Payable for Fund shares redeemed	127
Accrued investment advisory fees	280
Accrued supervisory and administrative fees	46
Accrued distribution fees	6
Accrued servicing fees	30
Other liabilities	23

Total Liabilities	50,941

Net Assets	$351,404

Net Assets Consist of:

Paid in capital	$415,066
Distributable earnings (accumulated loss)	(63,662)

Net Assets	$351,404

Cost of investments in securities	$235,002
Cost of investments in Affiliates	$110,786
Cost of foreign currency held	$3,465
Proceeds received on short sales	$15,432
Cost or premiums of financial derivative instruments, net	$(114)

* Includes repurchase agreements of:	$14,205

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

Net Assets:

Institutional Class	$168,622
I-2	40,852
Class A	132,933
Class C	8,997

Shares Issued and Outstanding:

Institutional Class	11,889
I-2	2,887
Class A	9,494
Class C	663

Net Asset Value Per Share Outstanding(a):

Institutional Class	$14.18
I-2	14.15
Class A	14.00
Class C	13.58

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	19

Consolidated Statement of Operations PIMCO Global Core Asset Allocation Fund

Six Months Ended September 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$2,176
Dividends, net of foreign taxes**	463
Dividends from Investments in Affiliates	1,213
Total Income	3,852

Expenses:

Investment advisory fees	1,687
Supervisory and administrative fees	279
Distribution fees - Class C	37
Servicing fees - Class A	170
Servicing fees - Class C	12
Trustee fees	1
Interest expense	11
Total Expenses	2,197
Waiver and/or Reimbursement by PIMCO	(251)
Net Expenses	1,946

Net Investment Income (Loss)	1,906

Net Realized Gain (Loss):

Investments in securities	2,551
Investments in Affiliates	461
Exchange-traded or centrally cleared financial derivative instruments	24,177
Over the counter financial derivative instruments	(10,417)
Short sales	(319)
Foreign currency	(467)

Net Realized Gain (Loss)	15,986

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(937)
Investments in Affiliates	(279)
Exchange-traded or centrally cleared financial derivative instruments	(8,087)
Over the counter financial derivative instruments	7,216
Short sales	79
Foreign currency assets and liabilities	(6)

Net Change in Unrealized Appreciation (Depreciation)	(2,014)

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,878

* Foreign tax withholdings - Interest	$17

** Foreign tax withholdings - Dividends	$13

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Core Asset Allocation Fund

(Amounts in thousands†)	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,906	$2,629
Net realized gain (loss)	15,986	91,849
Net change in unrealized appreciation (depreciation)	(2,014)	6,779

Net Increase (Decrease) in Net Assets Resulting from Operations	15,878	101,257

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(248)	(14,796)
I-2	(55)	(3,708)
Class A	(97)	(9,725)
Class C	(0)	(2,272)

Total Distributions(a)	(400)	(30,501)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(15,268)	6,937

Total Increase (Decrease) in Net Assets	210	77,693

Net Assets:

Beginning of period	351,194	273,501
End of period	$351,404	$351,194

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	21

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 67.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~	$100	$104

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~	200	201

Medline Industries, Inc.
TBD% due 08/04/2022 «	900	889

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~	100	106

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~	199	201

Viad Corp.
5.500% (LIBOR03M + 5.000%) due 07/30/2028 «~	300	300

Total Loan Participations and Assignments (Cost $1,795)		1,801

CORPORATE BONDS & NOTES 14.6%

BANKING & FINANCE 8.4%

Aircastle Ltd.
2.850% due 01/26/2028	1,000	1,013

Aviation Capital Group LLC
5.500% due 12/15/2024	300	336

Avolon Holdings Funding Ltd.
4.250% due 04/15/2026	100	108

Barclays Bank PLC
7.625% due 11/21/2022 (j)	400	429

Barclays PLC
8.000% due 06/15/2024 •(h)(j)	700	791

Credit Suisse Group AG
5.250% due 02/11/2027 •(h)(j)	700	734

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026	400	423

Deutsche Bank AG
4.250% due 10/14/2021	2,800	2,803

Ford Motor Credit Co. LLC
3.087% due 01/09/2023	200	203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.063% due 11/01/2024		$200	$211
4.389% due 01/08/2026		200	214
5.125% due 06/16/2025		1,000	1,087

Globalworth Real Estate Investments Ltd.
3.000% due 03/29/2025	EUR	1,400	1,741

ING Groep NV
4.875% due 05/16/2029 •(h)(j)		$700	730

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	26,895	3,947

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024		$700	534

KWG Property Holding Ltd.
5.875% due 11/10/2024		700	640

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		400	427

Natwest Group PLC
1.682% (US0003M + 1.550%) due 06/25/2024 ~		500	511
4.519% due 06/25/2024 •		300	319

New Metro Global Ltd.
6.500% due 05/20/2022		500	492

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		200	198

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	6,958	1,023

Nykredit Realkredit A/S
1.000% due 10/01/2050		25,956	3,807

Seazen Group Ltd.
6.000% due 08/12/2024		$700	681

Societe Generale S.A.
5.375% due 11/18/2030 •(h)(j)		700	751

Starwood Property Trust, Inc.
5.500% due 11/01/2023		200	210

Sunac China Holdings Ltd.
8.350% due 04/19/2023		400	346

UniCredit SpA
7.500% due 06/03/2026 •(h)(j)	EUR	500	684
7.830% due 12/04/2023		$2,500	2,862

Ursa Re Ltd.
3.783% (T-BILL 3MO + 3.750%) due 12/07/2027 ~		600	623

Yango Justice International Ltd.
7.500% due 04/15/2024		700	549

			29,427

22	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 5.6%

Air Canada
3.875% due 08/15/2026		$100	$101
4.625% due 08/15/2029	CAD	100	79

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		$369	411

American Airlines Pass-Through Trust
3.350% due 04/15/2031		377	381
3.575% due 07/15/2029		305	312
3.700% due 04/01/2028		195	199

American Airlines, Inc.
5.750% due 04/20/2029		100	108

Berry Global, Inc.
4.875% due 07/15/2026		6,000	6,308

BOC Aviation USA Corp.
1.625% due 04/29/2024		200	202

BRF GmbH
4.350% due 09/29/2026		1,000	1,032

Broadcom, Inc.
3.137% due 11/15/2035		521	520

Caesars Entertainment, Inc.
6.250% due 07/01/2025		200	211

Caesars Resort Collection LLC
5.750% due 07/01/2025		100	106

Carnival Corp.
4.000% due 08/01/2028		400	405

DAE Funding LLC
1.625% due 02/15/2024		200	199

Delta Air Lines, Inc.
2.900% due 10/28/2024		650	666

Energy Transfer LP
3.750% due 05/15/2030		900	973

Expedia Group, Inc.
6.250% due 05/01/2025		66	76

Gazprom OAO Via Gaz Capital S.A.
4.950% due 03/23/2027		1,300	1,443

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		300	303
4.000% due 05/01/2031		300	305

Marriott International, Inc.
4.625% due 06/15/2030		100	114

NCL Corp. Ltd.
10.250% due 02/01/2026		600	689

Nissan Motor Co. Ltd.
4.345% due 09/17/2027		100	110
4.810% due 09/17/2030		800	900

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027		600	595

RCS & RDS S.A.
3.250% due 02/05/2028	EUR	1,100	1,276

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rolls-Royce PLC
5.750% due 10/15/2027	GBP	500	$750

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		$20	22

Sands China Ltd.
2.300% due 03/08/2027		200	194

United Airlines Pass-Through Trust
2.900% due 11/01/2029		96	95
3.100% due 01/07/2030		158	165
4.150% due 02/25/2033		82	88

Univision Communications, Inc.
6.625% due 06/01/2027		200	218

VMware, Inc.
3.900% due 08/21/2027		100	112

Wynn Las Vegas LLC
5.250% due 05/15/2027		200	202

			19,870

UTILITIES 0.6%

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024		1,500	1,569

Pacific Gas & Electric Co.
2.500% due 02/01/2031		600	572

			2,141

Total Corporate Bonds & Notes (Cost $51,342)			51,438

CONVERTIBLE BONDS & NOTES 0.3%

BANKING & FINANCE 0.1%

Credit Suisse Group Guernsey Ltd.
3.000% due 11/12/2021 «	CHF	200	230

INDUSTRIALS 0.2%

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (b)		$800	683

Total Convertible Bonds & Notes (Cost $1,001)			913

U.S. GOVERNMENT AGENCIES 0.3%

Freddie Mac
0.634% due 07/15/2041 •		595	604

Ginnie Mae
0.382% due 08/20/2068 •		502	497

Uniform Mortgage-Backed Security
4.000% due 10/01/2040		3	3

Uniform Mortgage-Backed Security, TBA
2.500% due 12/01/2051		100	103

Total U.S. Government Agencies (Cost $1,198)			1,207

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	23

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 1.3%

U.S. Treasury Bonds
1.375% due 11/15/2040 (n)		$2,700	$2,426

U.S. Treasury Inflation Protected Securities (g)
0.125% due 07/15/2031		2,037	2,245

Total U.S. Treasury Obligations (Cost $4,889)			4,671

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.6%

Alliance Bancorp Trust
0.326% due 07/25/2037 •		239	230

Bear Stearns Adjustable Rate Mortgage Trust
2.579% due 08/25/2033 ~		49	50
2.970% due 07/25/2036 ^~		58	57
3.105% due 02/25/2036 ^~		48	48

Countrywide Alternative Loan Trust
0.246% due 09/25/2047 •		105	103
1.092% due 02/25/2036 •		120	115

Countrywide Home Loan Mortgage Pass-Through Trust
0.726% due 03/25/2035 •		52	51
2.708% due 09/20/2036 ^~		66	63
6.000% due 04/25/2036		186	137

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	1,205	1,630

Structured Adjustable Rate Mortgage Loan Trust
3.063% due 01/25/2035 ~		$6	6

Structured Asset Mortgage Investments Trust
0.587% due 07/19/2035 •		21	22

Towd Point Mortgage Funding PLC
1.097% due 10/20/2051 •	GBP	1,087	1,477

WaMu Mortgage Pass-Through Certificates Trust
0.746% due 01/25/2045 •		$1,457	1,465

Total Non-Agency Mortgage-Backed Securities (Cost $5,204)			5,454

ASSET-BACKED SECURITIES 5.1%

ACE Securities Corp. Home Equity Loan Trust
0.986% due 08/25/2035 •		150	150
1.886% due 06/25/2034 •		40	40

Apidos CLO
1.090% due 07/18/2029 •		700	700

Argent Mortgage Loan Trust
0.566% due 05/25/2035 •		396	377

Argent Securities Trust
0.386% due 07/25/2036 •		307	292

Assurant CLO Ltd.
1.174% due 10/20/2031 •		600	600

Carlyle Global Market Strategies CLO Ltd.
1.075% due 08/14/2030 •		1,200	1,199

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Catamaran CLO Ltd.
1.482% due 04/22/2030 •		$597	$598

CIFC Funding Ltd.
0.985% due 10/25/2027 •		457	457

CIT Mortgage Loan Trust
1.436% due 10/25/2037 •		843	851

Countrywide Asset-Backed Certificates
0.226% due 05/25/2035 •		43	42
0.336% due 03/25/2037 •		600	582

Crestline Denali CLO Ltd.
1.226% due 10/23/2031 •		400	400

First Franklin Mortgage Loan Trust
0.791% due 11/25/2036 •		1,200	1,189

Fremont Home Loan Trust
0.221% due 10/25/2036 •		574	539

Halcyon Loan Advisors Funding Ltd.
1.054% due 04/20/2027 •		13	13

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		425	321

Long Beach Mortgage Loan Trust
0.686% due 01/25/2036 •		1,227	1,177

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	231	267

Mountain View CLO Ltd.
0.926% due 10/15/2026 •		$7	7

Oaktree CLO Ltd.
1.248% due 04/22/2030 •		250	250
1.252% due 10/20/2032 «•(a)		250	250

OCP CLO Ltd.
0.926% due 07/15/2027 •		25	25

OCP Euro CLO DAC
0.880% due 09/22/2034 •	EUR	500	576

OZLM Ltd.
1.228% due 10/20/2031 •(a)		$250	250
1.274% due 07/20/2032 •		400	400

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 •	EUR	400	463

Palmer Square Loan Funding Ltd.
0.925% due 10/15/2029 •(a)		$500	500
0.971% due 07/20/2029 •		1,500	1,497

Saranac Clo Ltd.
1.259% due 08/13/2031 •		400	400

Segovia European CLO
0.880% due 07/20/2032 •	EUR	300	347

Sound Point CLO Ltd.
1.295% due 07/20/2032 •		$500	500

Structured Asset Securities Corp. Mortgage Loan Trust
0.881% due 02/25/2036 •		100	97

THL Credit Wind River Clo Ltd.
1.164% due 04/15/2031 •		600	600

24	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TICP CLO Ltd.
0.974% due 04/20/2028 •		$161	$161

Venture CLO Ltd.
1.006% due 07/15/2027 •		181	181
1.110% due 07/20/2030 •		500	500

Vibrant CLO Ltd.
1.198% due 07/20/2032 •		300	300

Voya CLO Ltd.
1.091% due 10/15/2030 •		250	250

Wellfleet CLO Ltd.
0.980% due 07/20/2029 •		400	400

WhiteHorse Ltd.
1.064% due 04/17/2027 •		11	11

Total Asset-Backed Securities (Cost $17,148)			17,759

SOVEREIGN ISSUES 13.5%

Argentina Government International Bond
0.500% due 07/09/2030 þ		368	124
1.125% due 07/09/2035 þ		242	76
15.500% due 10/17/2026	ARS	1,490	3
34.163% (BADLARPP) due 10/04/2022 ~		2,500	9
36.162% (BADLARPP + 2.000%) due 04/03/2022 ~		4,288	24

Autonomous City of Buenos Aires
39.149% (BADLARPP + 5.000%) due 01/23/2022 ~		2,500	14

China Government International Bond
2.850% due 06/04/2027	CNY	58,900	9,133
3.280% due 12/03/2027		48,300	7,707

Colombian TES
6.250% due 11/26/2025	COP	22,900,000	6,068
7.500% due 08/26/2026		9,800,000	2,669

Israel Government International Bond
0.750% due 07/31/2022	ILS	1,700	531

Italy Buoni Poliennali Del Tesoro
0.500% due 02/01/2026	EUR	5,300	6,263

Peru Government International Bond
5.400% due 08/12/2034	PEN	2,500	526

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.940% due 02/12/2029	PEN	5,700	$1,385
8.200% due 08/12/2026		5,100	1,389

Provincia de Buenos Aires
37.896% due 04/12/2025	ARS	1,150	5
37.989% due 05/31/2022		1,380	7

Qatar Government International Bond
3.875% due 04/23/2023		$1,000	1,053

Saudi Government International Bond
4.000% due 04/17/2025		1,580	1,731

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	101,500	7,568

United Kingdom Gilt
0.625% due 10/22/2050	GBP	1,200	1,324

Total Sovereign Issues (Cost $48,763)			47,609

		SHARES
COMMON STOCKS 10.1%

CONSUMER DISCRETIONARY 3.0%

Choice Hotels International, Inc.		12,612	1,594

GrandVision NV		49,701	1,632

Hilton Worldwide Holdings, Inc. (c)		12,113	1,600

Hyatt Hotels Corp. ‘A’ (c)		18,987	1,464

Marriott International, Inc. ‘A’ (c)		10,410	1,542

Marriott Vacations Worldwide Corp.		8,594	1,352

Travel Leisure Co.		22,902	1,249

			10,433

HEALTH CARE 1.2%

Change Healthcare, Inc. (c)		55,665	1,166

Hill-Rom Holdings, Inc.		9,861	1,479

PPD, Inc. (c)		31,179	1,459

			4,104

INDUSTRIALS 1.9%

ABB Ltd.		15,105	509

AMETEK, Inc.		4,251	527

Caterpillar, Inc.		2,732	524

Deere & Co.		1,562	523

Eaton Corp. PLC		3,562	532

Emerson Electric Co.		5,670	534

FANUC Corp.		2,262	499

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	25

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Jacobs Engineering Group, Inc.	4,147	$550

Komatsu Ltd.	21,631	524

Kubota Corp.	24,764	532

MasTec, Inc. (c)	6,218	536

Mueller Water Products, Inc. ‘A’	35,370	538

Union Pacific Corp.	2,732	536

		6,864

INFORMATION TECHNOLOGY 2.4%

Advantest Corp.	3,200	288

Applied Materials, Inc.	2,400	309

ASML Holding NV	400	299

Chipbond Technology Corp.	79,888	194

Cirrus Logic, Inc. (c)	2,400	198

Elan Microelectronics Corp.	36,588	192

Flex Ltd. (c)	29,714	525

Globalwafers Co. Ltd.	10,354	295

Infineon Technologies AG	7,500	309

Intel Corp.	6,100	325

Lam Research Corp.	500	285

Lotes Co. Ltd.	9,821	196

Marvell Technology, Inc.	3,300	199

MediaTek, Inc.	5,956	193

Nanya Technology Corp.	89,592	212

Novatek Microelectronics Corp.	12,976	191

Nuance Communications, Inc. (c)	27,156	1,495

NXP Semiconductors NV	1,600	313

Realtek Semiconductor Corp.	10,695	190

Rohm Co. Ltd.	3,200	306

Samsung Electronics Co. Ltd.	5,100	319

Skyworks Solutions, Inc.	1,900	313

Taiwan Semiconductor Manufacturing Co. Ltd.	15,200	316

Teradyne, Inc.	2,700	295

Tokyo Electron Ltd.	600	268

United Microelectronics Corp.	140,528	323

Win Semiconductors Corp.	18,052	201

		8,549

MATERIALS 1.2%

Freeport-McMoRan, Inc.	16,018	521

Lundin Mining Corp.	74,593	537

Martin Marietta Materials, Inc.	1,531	523

	SHARES	MARKET VALUE (000S)

Nucor Corp.	5,210	$513

Reliance Steel & Aluminum Co.	3,795	540

Shin-Etsu Chemical Co. Ltd.	1,700	289

United States Steel Corp.	22,441	493

Vale S.A. SP - ADR	31,267	436

Vulcan Materials Co.	3,158	534

		4,386

UTILITIES 0.4%

PNM Resources, Inc.	25,926	1,283

Total Common Stocks (Cost $36,882)		35,619

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

Bank of America Corp.
5.875% due 03/15/2028 •(h)	290,000	332

Nationwide Building Society
10.250% ~	3,636	960

Total Preferred Securities (Cost $998)		1,292

REAL ESTATE INVESTMENT TRUSTS 5.0%

REAL ESTATE 5.0%

Agree Realty Corp.	14,473	959

American Campus Communities, Inc.	8,035	389

American Tower Corp.	4,801	1,274

Apartment Income REIT Corp.	21,788	1,064

Duke Realty Corp.	31,177	1,492

Equinix, Inc.	692	547

Equity LifeStyle Properties, Inc.	10,659	833

Equity Residential	13,954	1,129

First Industrial Realty Trust, Inc.	17,467	910

Gaming and Leisure Properties, Inc.	16,967	786

Host Hotels & Resorts, Inc. (c)	47,599	777

Invitation Homes, Inc.	36,761	1,409

Life Storage, Inc.	3,658	420

Medical Properties Trust, Inc.	35,947	721

MGM Growth Properties LLC	38,128	1,460

SBA Communications Corp.	4,122	1,363

Simon Property Group, Inc.	7,993	1,039

26	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2021

		SHARES	MARKET VALUE (000S)

Sun Communities, Inc.		4,891	$905

Total Real Estate Investment Trusts (Cost $13,807)			17,477

SHORT-TERM INSTRUMENTS 14.7%

REPURCHASE AGREEMENTS (k) 4.0%
			14,205

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
15.408% due 12/31/2021 (e)(f)(g)	ARS	3,180	18

ISRAEL TREASURY BILLS 0.2%
0.006% due 06/08/2022 (e)(f)	ILS	2,800	868

JAPAN TREASURY BILLS 4.9%
(0.114)% due 12/20/2021 (e)(f)	JPY	1,912,000	17,184

U.S. TREASURY BILLS 5.6%
0.043% due 11/18/2021 - 03/31/2022 (d)(e)		$19,500	19,498

Total Short-Term Instruments (Cost $51,975)			51,773

Total Investments in Securities (Cost $235,002)			237,013

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 31.6%

MUTUAL FUNDS (i) 15.8%

PIMCO Investment Grade Credit Bond Fund	655,811	$7,149

PIMCO Mortgage Opportunities and Bond Fund	4,439,308	48,477

Total Mutual Funds (Cost $55,454)		55,626

SHORT-TERM INSTRUMENTS 15.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.8%

PIMCO Short Asset Portfolio	3,520,413	35,260

PIMCO Short-Term Floating NAV Portfolio III	2,041,883	20,137

Total Short-Term Instruments (Cost $55,332)		55,397

Total Investments in Affiliates (Cost $110,786)		111,023

Total Investments 99.0% (Cost $345,788)		$348,036

Financial Derivative Instruments (l)(m) (0.2)% (Cost or Premiums, net $(114))		(912)

Other Assets and Liabilities, net 1.2%		4,280

Net Assets 100.0%		$351,404

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	27

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Institutional Class Shares of each Fund.
(j)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$171	U.S. Treasury Notes 1.625% due 12/15/2022	$(174)	$171	$171
JPS	0.000	09/28/2021	10/05/2021	13,930	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2031	(13,941)	13,930	13,930
SSB	0.000	09/30/2021	10/01/2021	104	U.S. Treasury Notes 1.875% due 06/30/2026(1)	(106)	104	104

Total Repurchase Agreements						$(14,221)	$14,205	$14,205

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (2.3)%
Uniform Mortgage-Backed Security, TBA	2.000%	12/01/2051	$7,900	$(7,874)	$(7,890)
U.S. Treasury Obligations (2.1)%
U.S. Treasury Inflation Protected Securities	0.125	01/15/2031	6,815	(7,558)	(7,487)

Total Short Sales (4.4)%				$(15,432)	$(15,377)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$171	$0	$0	$0	$171	$(174)	$(3)
JPS	13,930	0	0	0	13,930	(13,941)	(11)
SSB	104	0	0	0	104	(106)	(2)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(7,487)	(7,487)	0	(7,487)

Total Borrowings and Other Financing Transactions	$14,205	$0	$0	$(7,487)

28	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2021

(1)	Collateral is held in custody by the counterparty.
(2)	Payable for short sales includes $2 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(32) at a weighted average interest rate of (0.080%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Arabica Coffee March Futures	03/2022	1	$74	$4	$0	$0
Australia Government 3-Year Note December Futures	12/2021	34	2,862	(5)	1	(1)
Australia Government 10-Year Bond December Futures	12/2021	5	511	(9)	0	0
Brent Crude June Futures	04/2022	1	74	(1)	0	0
Canada Government 10-Year Bond December Futures	12/2021	25	2,825	(76)	0	(6)
Cocoa December Futures	12/2021	3	80	8	2	0
Copper December Futures	12/2021	1	102	(11)	0	(3)
Cotton No. 2 December Futures	12/2021	2	106	18	4	0
Cotton No. 2 March Futures	03/2022	3	156	13	5	0
DAX Index December Futures	12/2021	11	4,870	(124)	30	(16)
E-mini NASDAQ 100 Index December Futures	12/2021	6	1,762	(95)	0	(8)
E-mini S&P 500 Index December Futures	12/2021	616	132,371	(4,997)	0	(1,586)
Euro STOXX 600 December Futures	12/2021	919	24,154	(604)	163	0
Euro-BTP Italy Government Bond December Futures	12/2021	23	4,048	(48)	13	(13)
Euro-Bund 10-Year Bond December Futures	12/2021	54	10,622	(30)	49	(56)
Euro-OAT France Government 10-Year Bond December Futures	12/2021	19	3,652	(65)	7	(8)
FTSE 100 Index December Futures	12/2021	14	1,334	4	14	0
FTSE/MIB Index December Futures	12/2021	1	147	(1)	1	0
Gas Oil March Futures	03/2022	1	66	9	1	0
Gold 100 oz. December Futures	12/2021	24	4,217	(112)	142	0
Hard Red Winter Wheat March Futures	03/2022	1	37	1	1	0
IBEX 35 Index October Futures	10/2021	1	102	0	1	(1)
Iron Ore January Futures	01/2022	8	92	6	2	0
Japan Government 10-Year Bond June Futures December Futures	12/2021	11	14,961	(46)	5	(5)
Lead January Futures	01/2022	1	52	(4)	0	(4)
Live Cattle February Futures December Futures	12/2021	4	201	(12)	0	(2)
Mini MSCI Emerging Markets Index December Futures	12/2021	430	26,780	(1,205)	209	0
Natural Gas March Futures	02/2022	3	166	27	10	0
New York Harbor March Futures	02/2022	1	96	6	1	0
Nickel January Futures	01/2022	1	108	(4)	0	(4)
Nikkei 225 Yen-denominated December Futures	12/2021	85	11,191	(43)	70	(153)
RBOB Gasoline March Futures	02/2022	1	90	7	1	0
S&P/Toronto Stock Exchange 60 December Futures	12/2021	34	6,422	(159)	4	(32)
Silver December Futures	12/2021	1	110	(8)	3	0
Soybean January Futures	01/2022	23	912	(29)	0	(30)
SPI 200 Index December Futures	12/2021	77	10,150	(155)	163	(88)
Topix Index December 2021 Futures December Futures	12/2021	70	12,771	(109)	0	(157)
U.S. Treasury 10-Year Note December Futures	12/2021	314	41,325	(254)	66	0
U.S. Treasury 30-Year Bond December Futures	12/2021	13	2,070	(55)	1	0
United Kingdom Long Gilt December Futures	12/2021	3	506	(4)	3	(20)
Zinc January Futures	01/2022	3	224	(5)	0	(5)

				$(8,167)	$972	$(2,198)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	29

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Arabica Coffee December Futures	12/2021	3	$(218)	$(26)	$0	$(1)
CAC 40 Index October Futures	10/2021	1	(76)	2	0	(1)
Cocoa March Futures	03/2022	2	(54)	(1)	0	(1)
Corn December Futures	12/2021	28	(751)	6	3	0
Corn March Futures	03/2022	1	(27)	0	0	0
Euro-Bobl December Futures	12/2021	44	(6,877)	46	4	(5)
Hard Red Winter Wheat December Futures	12/2021	4	(146)	(11)	0	(4)
Lean Hogs December Futures	12/2021	7	(239)	(21)	0	(5)
Natural Gas January Futures	12/2021	4	(243)	(25)	0	(16)
OMX Stockholm 30 Index October 2021 Futures October Futures	10/2021	1	(26)	1	0	0
Soybean March Futures	03/2022	1	(64)	2	1	0
Soybean Meal March Futures	03/2022	3	(100)	3	4	0
Soybean Oil January Futures	01/2022	3	(105)	(2)	0	(1)
Soybean Oil March Futures	03/2022	1	(35)	0	0	0
U.S. Treasury 2-Year Note December Futures	12/2021	77	(16,944)	9	0	(3)
U.S. Treasury 5-Year Note December Futures	12/2021	336	(41,241)	238	0	(29)
Wheat December Futures	12/2021	8	(290)	(20)	0	(6)
Wheat March Futures	03/2022	1	(37)	(2)	0	(1)

				$199	$12	$(73)

Total Futures Contracts				$(7,968)	$984	$(2,271)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
iTraxx Crossover 36 5-Year Index	(5.000)%	Quarterly	12/20/2026	EUR	100	$(14)	$0	$(14)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026		$1,800	$44	$0	$44	$0	$(1)
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026	EUR	200	6	0	6	0	0

						$50	$0	$50	$0	$(1)

30	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2021

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.080%	Annual	01/20/2023	GBP	24,300	$(111)	$(120)	$(231)	$0	$(11)
Receive	1-Day GBP-SONIO Compounded-OIS	0.030	Annual	01/20/2026		28,800	620	638	1,258	44	0
Pay	1-Day GBP-SONIO Compounded-OIS	0.120	Annual	01/20/2031		4,700	(375)	(72)	(447)	0	(18)
Pay	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	01/20/2051		1,900	(272)	(211)	(483)	0	(26)
Receive	1-Day INR-MIBOR Compounded-OIS	5.270	Semi-Annual	03/17/2026	INR	308,200	44	(33)	11	0	(2)
Pay	1-Day INR-MIBOR Compounded-OIS	5.270	Semi-Annual	03/17/2026		138,700	(16)	11	(5)	1	0
Pay	1-Day INR-MIBOR Compounded-OIS	5.260	Semi-Annual	09/15/2026		267,600	(22)	17	(5)	0	(2)
Pay	1-Day SGD-SIBCSORA Compounded-OIS	0.750	Semi-Annual	09/15/2026	SGD	10,100	6	(105)	(99)	0	(1)
Receive	1-Year BRL-CDI	5.850	Maturity	01/02/2025	BRL	5,400	0	87	87	2	0
Receive	1-Year BRL-CDI	6.350	Maturity	01/02/2025		16,300	0	206	206	6	0
Receive	1-Year BRL-CDI	8.095	Maturity	01/02/2025		16,900	(5)	124	119	6	0
Receive	3-Month CAD-Bank Bill	0.550	Semi-Annual	01/20/2023	CAD	22,600	21	12	33	1	0
Pay	3-Month CAD-Bank Bill	0.800	Semi-Annual	01/20/2026		36,800	(528)	(261)	(789)	0	(7)
Receive	3-Month CAD-Bank Bill	1.130	Semi-Annual	01/20/2031		15,700	274	559	833	9	0
Pay	3-Month CAD-Bank Bill	1.530	Semi-Annual	01/20/2051		500	(45)	(29)	(74)	0	(3)
Receive	3-Month CNY-CNREPOFIX	2.655	Quarterly	12/16/2025	CNY	30,000	26	(65)	(39)	0	(2)
Receive	3-Month CNY-CNREPOFIX	2.660	Quarterly	03/17/2026		6,900	12	(21)	(9)	0	0
Receive	3-Month CNY-CNREPOFIX	2.800	Quarterly	06/16/2026		15,800	(2)	(34)	(36)	0	(1)
Receive	3-Month CNY-CNREPOFIX	3.000	Quarterly	06/16/2026		22,300	(47)	(34)	(81)	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	2.955	Quarterly	11/12/2025	COP	5,677,900	0	(144)	(144)	1	0
Pay	3-Month COP-IBR Compounded-OIS	3.475	Quarterly	02/19/2026		2,264,900	0	(50)	(50)	1	0
Pay	3-Month COP-IBR Compounded-OIS	4.680	Quarterly	11/26/2025		21,800,000	0	177	177	0	(5)
Pay	3-Month COP-IBR Compounded-OIS	4.760	Quarterly	05/20/2026		14,697,000	0	(136)	(136)	6	0
Pay	3-Month COP-IBR Compounded-OIS	4.920	Quarterly	08/26/2026		9,600,000	0	83	83	0	(5)
Pay	3-Month ILS-TELBOR	0.728	Annual	06/04/2026	ILS	13,300	4	(4)	0	0	(9)
Pay	3-Month KRW-KORIBOR	0.939	Quarterly	12/16/2025	KRW	3,002,800	(32)	(56)	(88)	0	(1)
Pay	3-Month KRW-KORIBOR	0.939	Quarterly	12/16/2025		3,002,800	60	28	88	1	0
Receive	3-Month KRW-KORIBOR	1.299	Quarterly	03/17/2026		1,931,800	17	18	35	1	0
Pay	3-Month KRW-KORIBOR	1.268	Quarterly	03/17/2031		1,951,100	(25)	(70)	(95)	0	(3)
Receive	3-Month USD-LIBOR	0.240	Semi-Annual	01/20/2023	$	83,300	(48)	0	(48)	0	(11)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		4,100	(192)	114	(78)	0	(2)
Pay	3-Month USD-LIBOR	0.440	Semi-Annual	01/20/2026		58,800	(1,180)	(63)	(1,243)	51	0
Pay	3-Month USD-LIBOR	0.830	Semi-Annual	01/20/2031		11,900	(448)	(259)	(707)	28	0
Receive	3-Month USD-LIBOR	1.220	Semi-Annual	01/20/2051		10,800	1,594	7	1,601	0	(20)
Pay	3-Month ZAR-JIBAR	4.900	Quarterly	11/12/2025	ZAR	13,900	(28)	(4)	(32)	0	0
Pay	6-Month CLP-CHILIBOR	3.860	Semi-Annual	08/26/2026	CLP	628,200	0	(34)	(34)	0	(1)
Receive	6-Month CZK-PRIBOR	0.665	Annual	09/22/2025	CZK	238,600	343	493	836	68	0
Receive	6-Month CZK-PRIBOR	0.555	Annual	11/06/2025		158,300	412	166	578	51	0
Receive	6-Month EUR-EURIBOR	0.540	Annual	01/20/2023	EUR	64,300	47	219	266	2	0
Pay	6-Month EUR-EURIBOR	0.480	Annual	01/20/2026		3,700	(38)	(17)	(55)	1	0
Pay	6-Month EUR-EURIBOR	0.280	Annual	01/20/2031		18,600	(343)	(494)	(837)	0	(1)
Receive	6-Month EUR-EURIBOR	0.070	Annual	01/20/2051		4,400	443	364	807	13	0
Receive	6-Month HUF-BBR	1.410	Annual	10/02/2025	HUF	4,198,600	(46)	694	648	8	0
Receive	6-Month HUF-BBR	1.105	Annual	11/06/2025		432,000	80	9	89	1	0
Pay	6-Month JPY-LIBOR	1.500	Semi-Annual	12/20/2044	JPY	353,000	1,035	(255)	780	13	0
Pay	6-Month PLN-WIBOR	0.585	Annual	09/22/2025	PLN	14,200	(129)	(29)	(158)	0	(9)
Pay	28-Day MXN-TIIE	6.510	Lunar	06/17/2026	MXN	33,600	0	(34)	(34)	2	0
Pay	28-Day MXN-TIIE	6.810	Lunar	09/18/2026		53,400	0	(28)	(28)	2	0

							$1,106	$1,364	$2,470	$319	$(141)

Total Swap Agreements							$1,142	$1,364	$2,506	$319	$(142)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	31

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$984	$319	$1,303	$0	$(2,271)	$(142)	$(2,413)

Cash of $18,371 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2021		CAD	648	$		513	$1	$0
	10/2021		CNY	37,097			5,726	0	(21)
	10/2021		EUR	1,192			1,403	23	0
	10/2021	$		1,991		DKK	12,652	0	(20)
	10/2021			3,971		GBP	2,937	0	(14)
	10/2021			186		ILS	598	0	(1)
	11/2021		GBP	2,937	$		3,971	14	0
	11/2021		RUB	121			2	0	0
	11/2021		TWD	10,948			396	1	0
	11/2021	$		9		PLN	33	0	0
	12/2021		KRW	260,912	$		223	3	0
	12/2021	$		2,497		HKD	19,411	0	(3)
	12/2021			410		INR	30,449	0	(3)
	12/2021			1,586		RUB	117,585	13	0
	12/2021		ZAR	12,403		$	864	49	0
	01/2022		CZK	496			23	0	0

32	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	02/2022	$		10	PLN	40	$0	$0
	04/2022		DKK	12,604	$	1,991	20	0
BPS	10/2021		BRL	6,120		1,125	1	0
	10/2021		MXN	50,664		2,496	42	0
	10/2021	$		1,740	AUD	2,371	0	(26)
	10/2021			1,158	BRL	6,120	0	(34)
	10/2021			1,795	CHF	1,639	0	(37)
	10/2021			2,196	EUR	1,873	0	(27)
	10/2021			2,509	MXN	50,664	0	(55)
	11/2021		BRL	6,120	$	1,153	34	0
	11/2021	$		156	HUF	46,945	0	(5)
	11/2021			3,907	MXN	78,877	0	(106)
	12/2021			159	HKD	1,233	0	0
	12/2021		ZAR	5,467	$	381	21	0
	01/2022		MXN	50,664		2,474	54	0
BRC	10/2021	$		431	CHF	395	0	(8)
	11/2021		HUF	108,092	$	356	9	0
	11/2021		RUB	661		9	0	0
CBK	10/2021		CLP	156,975		204	11	0
	10/2021		GBP	1,928		2,654	56	0
	10/2021		JPY	186,100		1,701	29	0
	10/2021		PEN	2,716		704	47	0
	10/2021		TRY	71		8	0	0
	10/2021	$		2,748	AUD	3,785	0	(12)
	10/2021			914	DKK	5,811	0	(9)
	10/2021			227	EUR	193	0	(3)
	10/2021			1,477	JPY	162,500	0	(17)
	10/2021			777	PEN	3,162	0	(12)
	11/2021		HUF	219,838	$	726	18	0
	11/2021		PEN	2,453		600	7	0
	11/2021		RUB	997		13	0	0
	11/2021	$		254	HUF	74,501	0	(14)
	12/2021		PEN	7,971	$	1,937	13	0
	12/2021		ZAR	11,941		824	39	0
	02/2022		PEN	19,358		4,742	92	0
	02/2022	$		8	PLN	31	0	0
	03/2022		PEN	2,716	$	655	5	0
	03/2022	$		4,390	PEN	16,170	0	(517)
	04/2022		DKK	5,789	$	914	9	0
	06/2022		ILS	2,787		860	0	(7)
	08/2022			1,764		544	0	(6)
GLM	10/2021		MXN	1,424		71	2	0
	10/2021		TRY	580		69	4	0
	10/2021	$		824	MXN	16,950	0	(5)
	11/2021		MXN	34,499	$	1,699	36	0
	11/2021		RUB	694		9	0	0
	11/2021		TWD	5,805		210	1	0
	12/2021		RUB	1,594		21	0	0
	12/2021		ZAR	9,190		636	31	0
HUS	10/2021		EUR	1,568		1,841	24	0
	10/2021	$		477	CAD	601	0	(3)
	10/2021			435	EUR	371	0	(6)
	10/2021			516	JPY	56,700	0	(6)
	11/2021		COP	31,808,235	$	8,249	0	(78)
	11/2021		RUB	26		0	0	0
	12/2021		ZAR	12,039		832	40	0
	04/2022	$		359	DKK	2,300	0	0
JPM	10/2021		CZK	1,346	$	63	1	0
	10/2021		DKK	15,324		2,464	77	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	33

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2021		RUB	703	$		10	$0	$0
	10/2021	$		47		ILS	151	0	0
MYI	10/2021		BRL	6,120		$	1,132	8	0
	10/2021		CNY	32,349			4,995	0	(16)
	10/2021		DKK	18,167			2,923	93	0
	10/2021	$		1,125		BRL	6,120	0	(1)
	10/2021			5,941		DKK	37,786	0	(56)
	11/2021		TWD	3,040		$	110	1	0
	11/2021	$		124		HUF	36,771	0	(6)
	12/2021		JPY	1,912,000		$	17,426	234	0
	04/2022		DKK	37,643			5,941	56	0
RBC	10/2021		GBP	1,009			1,379	19	0
SCX	10/2021		RUB	1,593			21	0	0
	10/2021	$		21,691		EUR	18,363	0	(420)
	10/2021			12,698		JPY	1,394,549	0	(167)
	10/2021			284		SEK	2,450	0	(4)
	11/2021			20,919		EUR	18,040	0	(11)
	11/2021			12,798		JPY	1,427,649	32	0
	12/2021		CNY	40,845		$	6,276	0	(23)
	12/2021		INR	32,286			430	0	(2)
	12/2021		KRW	121,928			105	2	0
	12/2021	$		306		INR	22,695	0	(3)
	12/2021			285		SGD	377	0	(7)
	12/2021		ZAR	20,316	$		1,419	83	0
SOG	10/2021		DKK	21,622			3,478	110	0
	11/2021	$		134		HUF	39,256	0	(8)
TOR	10/2021		AUD	4,012	$		2,907	7	0
	10/2021		CAD	8,226			6,493	0	(1)
	10/2021	$		6,546		CAD	8,272	0	(15)
	10/2021			70		MXN	1,424	0	(1)
	11/2021			2,908		AUD	4,012	0	(7)
	11/2021			6,493		CAD	8,225	1	0
	01/2022		MXN	1,424	$		69	1	0
UAG	10/2021		CHF	507			549	5	0
	11/2021		AUD	528			380	0	(2)
	11/2021		RUB	501			7	0	0
	12/2021		ZAR	25,030			1,726	80	0

Total Forward Foreign Currency Contracts								$1,559	$(1,805)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC USD versus MXN	MXN	19.700	06/14/2022	4,600	$80	$31
	Put - OTC USD versus RUB	RUB	71.000	12/03/2021	4,600	59	17
MYI	Put - OTC USD versus BRL	BRL	5.000	12/03/2021	4,600	220	9

Total Purchased Options						$359	$57

34	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2021

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus INR	INR	81.000	04/27/2022	481	$(8)	$(2)
	Put - OTC USD versus MXN	MXN	18.200	06/14/2022	4,600	(17)	(4)
	Put - OTC USD versus RUB	RUB	68.250	12/03/2021	4,600	(58)	(2)
	Call - OTC USD versus RUB		85.000	12/03/2021	4,600	(144)	(3)
MYI	Put - OTC USD versus BRL	BRL	4.300	12/03/2021	4,600	(39)	0
	Call - OTC USD versus BRL		5.750	12/03/2021	4,600	(192)	(59)
UAG	Call - OTC USD versus INR	INR	81.000	05/02/2022	838	(13)	(3)

						$(471)	$(73)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,400	$(308)	$(12)

Total Written Options						$(779)	$(85)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$	1,600	$(48)	$63	$15	$0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		8,394	(534)	613	79	0
MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		7,100	(235)	300	65	0
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		2,800	(81)	107	26	0

							$(898)	$1,083	$185	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month MYR-KLIBOR	2.750%	Quarterly	09/15/2026	MYR	17,500	$13	$(11)	$2	$0
CBK	Pay	3-Month KRW-KORIBOR	1.430	Quarterly	07/01/2029	KRW	100	0	0	0	0
GLM	Pay	3-Month MYR-KLIBOR	2.053	Quarterly	12/16/2025	MYR	2,800	0	(16)	0	(16)
	Pay	3-Month MYR-KLIBOR	2.750	Quarterly	09/15/2026		35,200	34	(29)	5	0
	Pay	6-Month THB-THBFIX	1.000	Semi-Annual	09/15/2026	THB	21,200	(1)	(1)	0	(2)
MYC	Pay	6-Month THB-THBFIX	0.715	Semi-Annual	12/16/2025		13,100	0	(3)	0	(3)
	Pay	6-Month THB-THBFIX	0.768	Semi-Annual	12/16/2025		143,400	0	(23)	0	(23)
	Pay	6-Month THB-THBFIX	1.000	Semi-Annual	09/15/2026		128,900	16	(29)	0	(13)
SCX	Pay	3-Month MYR-KLIBOR	2.440	Quarterly	03/17/2026	MYR	14,500	0	(34)	0	(34)
	Pay	6-Month THB-THBFIX	0.795	Semi-Annual	03/17/2026	THB	17,900	0	(4)	0	(4)

								$62	$(150)	$7	$(95)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	35

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

TOTAL RETURN SWAPS ON EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Pay	NDUEACWF Index	45,247	0.016% (3-Month USD-LIBOR less a specified spread)	Quarterly	03/02/2022		$16,501	$0	$16	$16	$0
	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.124% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/21/2022		100	0	(2)	0	(2)
BRC	Receive	BCPMREHO Index	87,922	0.470% (3-Month U.S. Treasury Bill rate plus a specified spread)	Quarterly	03/15/2022		8,147	0	150	150	0
FBF	Pay	Swiss Market Index	10	1-Month USD-LIBOR plus a specified spread	Maturity	12/17/2021	CHF	121	0	5	5	0
JPM	Pay	NDUEACWF Index	86,741	0.016% (3-Month USD-LIBOR less a specified spread)	Quarterly	12/08/2021		$31,634	0	31	31	0
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.124% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021		100	0	0	0	0
SOG	Pay	DWRTFT Index	339	0.483% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/06/2022		4,305	0	2	2	0
	Pay	DWRTFT Index	795t	0.478% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/24/2022		10,096	0	5	5	0

									$0	$207	$209	$(2)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.425%	Maturity	11/05/2021	$32	$0	$83	$83	$0
JPM	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.350	Maturity	11/24/2021	33	0	85	85	0

							$0	$168	$168	$0

Total Swap Agreements							$(836)	$1,308	$569	$(97)

36	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$124	$48	$2	$174	$(62)	$(11)	$0	$(73)	$101	$0	$101
BPS	152	0	16	168	(290)	0	(2)	(292)	(124)	52	(72)
BRC	9	0	150	159	(8)	0	0	(8)	151	(400)	(249)
CBK	326	0	0	326	(597)	0	0	(597)	(271)	383	112
DUB	0	0	83	83	0	0	0	0	83	(20)	63
FBF	0	0	5	5	0	0	0	0	5	0	5
GLM	74	0	5	79	(5)	(12)	(18)	(35)	44	(410)	(366)
GST	0	0	94	94	0	0	0	0	94	(270)	(176)
HUS	64	0	0	64	(93)	0	0	(93)	(29)	0	(29)
JPM	78	0	116	194	0	0	0	0	194	(560)	(366)
MYC	0	0	65	65	0	0	(39)	(39)	26	(136)	(110)
MYI	392	9	0	401	(79)	(59)	0	(138)	263	(280)	(17)
RBC	19	0	0	19	0	0	0	0	19	0	19
SCX	117	0	0	117	(637)	0	(38)	(675)	(558)	328	(230)
SOG	110	0	7	117	(8)	0	0	(8)	109	(540)	(431)
TOR	9	0	0	9	(24)	0	0	(24)	(15)	0	(15)
UAG	85	0	26	111	(2)	(3)	0	(5)	106	0	106

Total Over the Counter	$1,559	$57	$569	$2,185	$(1,805)	$(85)	$(97)	$(1,987)

(n)

Securities with an aggregate market value of $763 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	37

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$180	$0	$655	$0	$149	$984
Swap Agreements	0	0	0	0	319	319

	$180	$0	$655	$0	$468	$1,303

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,559	$0	$1,559
Purchased Options	0	0	0	57	0	57
Swap Agreements	0	185	209	168	7	569

	$0	$185	$209	$1,784	$7	$2,185

	$180	$185	$864	$1,784	$475	$3,488

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$97	$0	$2,041	$0	$133	$2,271
Swap Agreements	0	1	0	0	141	142

	$97	$1	$2,041	$0	$274	$2,413

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,805	$0	$1,805
Written Options	0	0	0	73	12	85
Swap Agreements	0	0	0	0	97	97

	$0	$0	$0	$1,878	$109	$1,987

	$97	$1	$2,041	$1,878	$383	$4,400

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(259)	$0	$0	$(259)
Written Options	0	0	138	0	0	138
Futures	68	0	24,798	0	556	25,422
Swap Agreements	0	17	0	0	(1,141)	(1,124)

	$68	$17	$24,677	$0	$(585)	$24,177

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,808)	$0	$(2,808)
Purchased Options	0	0	0	165	(4,913)	(4,748)
Written Options	0	0	0	187	(55)	132
Swap Agreements	0	51	(3,165)	0	121	(2,993)

	$0	$51	$(3,165)	$(2,456)	$(4,847)	$(10,417)

	$68	$68	$21,512	$(2,456)	$(5,432)	$13,760

38	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(261)	$0	$(9,019)	$0	$(541)	$(9,821)
Swap Agreements	0	(1)	0	0	1,735	1,734

	$(261)	$(1)	$(9,019)	$0	$1,194	$(8,087)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,446	$0	$1,446
Purchased Options	0	0	0	(53)	4,912	4,859
Written Options	0	0	0	307	14	321
Swap Agreements	0	(9)	602	92	(95)	590

	$0	$(9)	$602	$1,792	$4,831	$7,216

	$(261)	$(10)	$(8,417)	$1,792	$6,025	$(871)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$612	$1,189	$1,801
Corporate Bonds & Notes
Banking & Finance	0	29,427	0	29,427
Industrials	0	19,870	0	19,870
Utilities	0	2,141	0	2,141
Convertible Bonds & Notes
Banking & Finance	0	0	230	230
Industrials	0	683	0	683
U.S. Government Agencies	0	1,207	0	1,207
U.S. Treasury Obligations	0	4,671	0	4,671
Non-Agency Mortgage-Backed Securities	0	5,454	0	5,454
Asset-Backed Securities	0	17,509	250	17,759
Sovereign Issues	0	47,609	0	47,609
Common Stocks
Consumer Discretionary	10,433	0	0	10,433
Health Care	4,104	0	0	4,104
Industrials	6,864	0	0	6,864
Information Technology	8,549	0	0	8,549
Materials	4,386	0	0	4,386
Utilities	1,283	0	0	1,283
Preferred Securities
Banking & Finance	0	1,292	0	1,292
Real Estate Investment Trusts
Real Estate	17,477	0	0	17,477
Short-Term Instruments
Repurchase Agreements	0	14,205	0	14,205
Argentina Treasury Bills	0	18	0	18
Israel Treasury Bills	0	868	0	868
Japan Treasury Bills	0	17,184	0	17,184
U.S. Treasury Bills	0	19,498	0	19,498

	$53,096	$182,248	$1,669	$237,013

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	39

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

(Unaudited)

September 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Affiliates, at Value
Mutual Funds	$55,626	$0	$0	$55,626
Short-Term Instruments
Central Funds Used for Cash Management Purposes	55,397	0	0	55,397

	$111,023	$0	$0	$111,023

Total Investments	$164,119	$182,248	$1,669	$348,036

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(7,890)	0	(7,890)
U.S. Treasury Obligations	0	(7,487)	0	(7,487)

	$0	$(15,377)	$0	$(15,377)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	917	386	0	1,303
Over the counter	0	2,185	0	2,185

	$917	$2,571	$0	$3,488

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,239)	(174)	0	(2,413)
Over the counter	0	(1,987)	0	(1,987)

	$(2,239)	$(2,161)	$0	$(4,400)

Total Financial Derivative Instruments	$(1,322)	$410	$0	$(912)

Totals	$162,797	$167,281	$1,669	$331,747

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

40	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the PIMCO Global Core Asset Allocation Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund. The Fund may invest its assets in the Underlying PIMCO Funds, which, for the Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management. The Fund is further permitted to invest in Acquired Funds, which is defined to include the Underlying PIMCO Funds (as defined “Fund”) and other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	41

Notes to Financial Statements (Cont.)

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal

42	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2021

period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	43

Notes to Financial Statements (Cont.)

(except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of

44	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2021

official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	45

Notes to Financial Statements (Cont.)

by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the

46	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2021

Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	47

Notes to Financial Statements (Cont.)

securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

48	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2021

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest its assets in Underlying PIMCO Funds and Acquired Funds, as previously defined and in the Fund’s prospectus. The Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	49

Notes to Financial Statements (Cont.)

website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2021 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Investment Grade Credit Bond Fund	$13,786	$237	$(7,202)	$386	$(58)	$7,149	$237	$0

PIMCO Mortgage Opportunities and Bond Fund	47,780	787	0	0	(90)	48,477	787	0

PIMCO Short Asset Portfolio	35,165	158	0	0	(63)	35,260	158	0

PIMCO Short-Term Floating NAV Portfolio III	31,300	103,330	(114,500)	75	(68)	20,137	31	0

Totals	$128,031	$104,512	$(121,702)	$461	$(279)	$111,023	$1,213	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the

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original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the

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Notes to Financial Statements (Cont.)

effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest

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(referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements (Cont.)

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

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(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its

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Notes to Financial Statements (Cont.)

total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended September 30, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed

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and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums

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Notes to Financial Statements (Cont.)

paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and

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represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

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Notes to Financial Statements (Cont.)

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default

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swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate

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Notes to Financial Statements (Cont.)

and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

The Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or,

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for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in the Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Market Trading Risk  the risk that an active secondary trading market for shares of a Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Fund’s shares trade at prices other than the Fund’s net asset value.

The following are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Notes to Financial Statements (Cont.)

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

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Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

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Notes to Financial Statements (Cont.)

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

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Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund.

Tracking Error Risk  the risk that the portfolio of the Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index.

Indexing Risk  the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns,

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Notes to Financial Statements (Cont.)

political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the

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unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement,

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Notes to Financial Statements (Cont.)

collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs,

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including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	Class A	Class C

0.90%(1)(2)	0.05%	0.15%	0.25%	0.25%

(1)

PIMCO has contractually agreed, through July 31, 2022, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the Fund’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. For purposes of the expense reduction described above, references to Underlying PIMCO Funds include funds of PIMCO ETF Trust.

(2)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GCAA Subsidiary (as defined herein). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GCAA Subsidiary is in place.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	71

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A		0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2021, the Distributor retained $2,356,447 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waivers are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, there were no waivers.

72	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2021

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2021, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Fund, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Fund’s assets.

PIMCO has contractually agreed, through July 31, 2022, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund’s investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, the amount was $71,415.

PIMCO Cayman Commodity Fund II, Ltd. (the “GCAA Subsidiary”), has entered into a separate contract with PIMCO for the management of the GCAA Subsidiary’s portfolio pursuant to which the GCAA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the PIMCO Global Core Asset Allocation Fund (the “GCAA Fund”) in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GCAA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GCAA Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, the amount was $179,550. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the GCAA Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	73

Notes to Financial Statements (Cont.)

portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$221	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$51,573	$39,368	$84,775	$64,387

†	A zero balance may reflect actual amounts rounding to less than one thousand.

74	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2021

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	825	$11,802	4,132	$52,996

I-2	104	1,488	295	3,762

Class A	316	4,431	2,850	37,043

Class C	71	965	258	3,201

Issued as reinvestment of distributions

Institutional Class	14	199	941	11,971

I-2	3	41	220	2,776

Class A	6	85	676	8,487

Class C	0	0	172	2,070

Cost of shares redeemed

Institutional Class	(1,315)	(18,752)	(3,948)	(51,542)

I-2	(346)	(4,923)	(630)	(7,903)

Class A	(549)	(7,708)	(1,772)	(22,076)

Class C	(212)	(2,896)	(2,686)	(33,848)

Net increase (decrease) resulting from Fund share transactions	(1,083)	$(15,268)	508	$6,937

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2021, two shareholders owned 10% or more of the Fund’s total outstanding shares comprising 21% of the Fund.

14. BASIS FOR CONSOLIDATION

GCAA Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008, as a wholly owned Commodity Subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the GCAA Subsidiary. The consolidated financial statements include the accounts of the Fund and the GCAA Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the GCAA Subsidiary, comprising the entire issued share capital of the GCAA Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GCAA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GCAA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GCAA Subsidiary. The net assets of the GCAA Subsidiary as of period end represented 5.8% of the Fund’s consolidated net assets.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	75

Notes to Financial Statements (Cont.)

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund, through the GCAA Subsidiary and/or the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

76	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2021

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$78,105	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$330,651	$16,187	$(19,441)	$(3,254)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	77

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BPG	BNP Paribas Securities Corp.	JPS	J.P. Morgan Securities LLC
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FBF	Credit Suisse International	SOG	Societe Generale Paris
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CLP	Chilean Peso	PEN	Peruvian New Sol
CNH	Chinese Renminbi (Offshore)	PLN	Polish Zloty
CNY	Chinese Renminbi (Mainland)	RUB	Russian Ruble
COP	Colombian Peso	SEK	Swedish Krona
CZK	Czech Koruna	SGD	Singapore Dollar
DKK	Danish Krone	THB	Thai Baht
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	TWD	Taiwanese Dollar
HKD	Hong Kong Dollar	USD (or $)	United States Dollar
HUF	Hungarian Forint	ZAR	South African Rand
ILS	Israeli Shekel

Exchange Abbreviations:
FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	IBEX 35	Spanish Continuous Exchange Index
BCPMREHO	Barclays Hotel REITs Index	IBR	Indicador Bancario de Referencia
BRENT	Brent Crude	LIBOR03M	3 Month USD-LIBOR
CAC	Cotation Assistée en Continu	NDUEACWF	MSCI ACWI Index Future
CDX.IG	Credit Derivatives Index - Investment Grade	OMX	Stockholm 30 Index
CMBX	Commercial Mortgage-Backed Index	S&P 500	Standard & Poor’s 500 Index
CNREPOFIX	China Fixing Repo Rates 7-Day	SIBCSORA	Singapore Overnight Rate Average
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	SONIO	Sterling Overnight Interbank Average Rate
DAX	Deutscher Aktien Index 30	SPI 200	Australian Equity Futures Index
DWRTFT	Dow Jones Wilshire REIT Total Return Index	TOPIX	Tokyo Price Index
FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	US0003M	ICE 3-Month USD LIBOR

78	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	MSCI	Morgan Stanley Capital International
ATM	At-the-money	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	oz.	Ounce
CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
CHILIBOR	Chile Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
CLO	Collateralized Loan Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending
DAC	Designated Activity Company	REIT	Real Estate Investment Trust
EURIBOR	Euro Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced
KLIBOR	Kuala Lumpur Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
KORIBOR	Korea Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
LIBOR	London Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
MIBOR	Mumbai Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	79

Approval of Investment Advisory Contract and Other Agreements

At a meeting held on August 24-25, 2021, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2022. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2022. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC (d/b/a Gurtin Municipal Bond Management (“Gurtin”)), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2022 (collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2022.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information

80	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

(Unaudited)

regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 24-25, 2021 meeting. The Independent Trustees also met via video conference with Counsel on July 15, 2021 and August 3, 2021, and conducted a video conference meeting on August 6, 2021 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the impact of the launch of portfolios of the PIMCO Funds Private Account Portfolio Series on certain of the Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including completion of the build-out of a new data center; funding projects and initiatives in support of the Funds; investing in trading and technology infrastructure; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; development of a global tax management application that enables investment professionals to access foreign market and security tax information on a real-time basis; enhancing PIMCO’s oversight over certain of the Funds’ service providers, including with respect to a service provider’s review of certain financial reporting procedures and the use of proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to improve user interface efficiency and experience; implementing a contingent NAV process; advocating in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; launching an internal process to seek to automate a number of operational processes; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS

82	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

(Unaudited)

Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates and Gurtin under the applicable Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 and other performance data, as available, over short- and long-term periods ended June 30, 2021 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2021. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable

84	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

(Unaudited)

Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary

86	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

(Unaudited)

Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	87

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

88	PIMCO GLOBAL CORE ASSET ALLOCATION FUNDS

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended September, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Global Core Asset Allocation Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0000	$0.0000	$0.0205	$0.0205

September 2021	$0.0000	$0.0000	$0.0000	$0.0000

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0000	$0.0000	$0.0181	$0.0181

September 2021	$0.0000	$0.0000	$0.0000	$0.0000

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0000	$0.0000	$0.0101	$0.0101

September 2021	$0.0000	$0.0000	$0.0000	$0.0000

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0000	$0.0000	$0.0000	$0.0000

September 2021	$0.0000	$0.0000	$0.0000	$0.0000

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	89

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4001SAR_093021

PIMCO FUNDS

Semiannual Report

September 30, 2021

Bond Funds

PIMCO Dynamic Bond Fund

PIMCO Extended Duration Fund

PIMCO GNMA and Government Securities Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities and Bond Fund

PIMCO Strategic Bond Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund IV

PIMCO Total Return ESG Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank, if you do not already.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		19

Benchmark Descriptions		21

Financial Highlights		22

Statements of Assets and Liabilities		36

Statements of Operations		40

Statements of Changes in Net Assets		42

Statements of Cash Flows		45

Notes to Financial Statements		184

Glossary		212

Approval of Investment Advisory Contract and Other Agreements		213

Distribution Information		219

Fund	Fund Summary	Schedule of Investments

PIMCO Dynamic Bond Fund	7	46

PIMCO Extended Duration Fund	8	65

PIMCO GNMA and Government Securities Fund	9	74

PIMCO Long Duration Total Return Fund	10	83

PIMCO Long-Term U.S. Government Fund	11	101

PIMCO Moderate Duration Fund	12	107

PIMCO Mortgage-Backed Securities Fund	13	118

PIMCO Mortgage Opportunities and Bond Fund	14	127

PIMCO Strategic Bond Fund	15	145

PIMCO Total Return Fund II	16	157

PIMCO Total Return Fund IV	17	165

PIMCO Total Return ESG Fund	18	173

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”). Looking back, first-quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.3% and 6.7% during the second quarter of 2021. The Commerce Department’s initial estimate for third-quarter annualized GDP growth was 2.0%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion per month of Treasury securities and $40 billion per month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed moved up its forecast for the first set of rate hikes. As of the date of this letter, the central bank expects two interest rate increases by the end of 2023. In its March 2021 projections, the Fed anticipated no increases until at least 2024. In addition, Fed Chair Jerome Powell maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” Finally, at its September 2021 meeting, the Fed said, “If [economic] progress continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted.”

Economies outside the U.S. also continued to be affected by COVID-19. In its October 2021 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the Eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.3%, -9.8% and -4.6%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low and continued its asset purchase program. In July 2021, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Finally, at its meeting in September 2021, the ECB left its main interest rates unchanged but dialed down “moderately” its pace of asset purchases in the fourth quarter of 2021. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond-buying program. In June 2021, the Bank of England said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19 relief program by at least six months.

Short-term U.S. Treasury yields moved higher, whereas long-term yields declined during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.71%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 2.17%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generally produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.38%, whereas

2	PIMCO BOND FUNDS

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.38%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.32%.

Despite periods of volatility, global equities, in aggregate, produced solid results. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.18%, partially fueled by strong investor demand. Global equities, as represented by the MSCI World Index, returned 7.74%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), gained 1.63% and European equities, as represented by the MSCI Europe Index (in EUR), returned 7.25%.

Commodity prices were volatile, but produced positive results. When the reporting period began, Brent crude oil was approximately $63 a barrel. Brent crude oil ended the reporting period at roughly $79 a barrel. We believe that a driver of the increase in oil price is stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, and several geopolitical events. The U.S. dollar strengthened against several major currencies. For example, the U.S. dollar returned 1.28%, 2.24% and 0.51% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar

LIBOR and measures the cost of overnight borrowings through

4	PIMCO BOND FUNDS

repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Dynamic Bond Fund	06/30/08	06/30/08	06/30/08	04/27/18	—	06/30/08	07/31/08	07/31/08	Diversified
PIMCO Extended Duration Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	—	Diversified
PIMCO GNMA and Government Securities Fund	07/31/97	07/31/97	04/30/08	01/31/19	—	11/30/00	05/31/01	—	Diversified
PIMCO Long Duration Total Return Fund	08/31/06	08/31/06	09/11/08	—	—	09/08/17	01/05/18	—	Diversified
PIMCO Long-Term U.S. Government Fund	07/01/91	07/01/91	04/30/08	—	09/23/97	01/20/97	01/20/97	—	Diversified
PIMCO Moderate Duration Fund	12/31/96	12/31/96	12/31/09	—	—	—	—	—	Diversified
PIMCO Mortgage-Backed Securities Fund	07/31/97	07/31/97	04/30/08	04/27/18	—	07/31/00	07/31/00	—	Diversified
PIMCO Mortgage Opportunities and Bond Fund	10/22/12	10/22/12	10/22/12	04/27/18	—	10/22/12	10/22/12	—	Diversified
PIMCO Strategic Bond Fund	01/30/09	01/30/09	09/10/09	—	—	01/30/09	01/30/09	—	Diversified
PIMCO Total Return Fund II	12/30/91	12/30/91	12/31/09	—	11/30/94	—	—	—	Diversified
PIMCO Total Return Fund IV	05/26/11	05/26/11	—	—	—	05/26/11	—	—	Diversified
PIMCO Total Return ESG Fund	05/01/91	05/01/91	03/31/09	—	04/11/97	02/03/20	02/03/20	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	5

Important Information About the Funds	(Cont.)

desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

6	PIMCO BOND FUNDS

PIMCO Dynamic Bond Fund

Institutional Class - PFIUX	Class A - PUBAX
I-2 - PUCPX	Class C - PUBCX
I-3 - PFNUX	Class R - PUBRX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of September 30, 2021†§

Short-Term Instruments‡	29.3%

Corporate Bonds & Notes	20.3%

Asset-Backed Securities	17.1%

U.S. Treasury Obligations	11.9%

Sovereign Issues	6.7%

Non-Agency Mortgage-Backed Securities	6.5%

U.S. Government Agencies	3.8%

Loan Participations and Assignments	2.2%

Other	2.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/30/08)
PIMCO Dynamic Bond Fund Institutional Class	0.38%	3.62%	4.27%	3.30%	4.03%
PIMCO Dynamic Bond Fund I-2	0.33%	3.51%	4.16%	3.20%	3.93%
PIMCO Dynamic Bond Fund I-3	0.30%	3.46%	4.14%	3.22%	3.96%
PIMCO Dynamic Bond Fund Class A	0.18%	3.20%	3.85%	2.89%	3.61%
PIMCO Dynamic Bond Fund Class A (adjusted)	(3.56)%	(0.69)%	3.06%	2.50%	3.32%
PIMCO Dynamic Bond Fund Class C	(0.20)%	2.43%	3.08%	2.14%	2.86%
PIMCO Dynamic Bond Fund Class C (adjusted)	(1.19)%	1.43%	3.08%	2.14%	2.86%
PIMCO Dynamic Bond Fund Class R	0.05%	2.95%	3.59%	2.64%	3.36%
3 Month USD LIBOR	0.09%	0.21%	1.44%	0.90%	0.91%
Lipper Absolute Return Bond Funds Average	0.84%	4.47%	3.41%	3.33%	4.03%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.83% for Institutional Class shares, 0.93% for I-2 shares, 1.03% for I-3 shares, 1.23% for Class A shares, 1.98% for Class C shares, and 1.48% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Dynamic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to non-agency mortgage backed securities (“MBS”) contributed to performance, as prices for these securities appreciated.

»	Long exposure to U.S. duration primarily at the 7-year portion of the curve contributed to performance, as U.S. interest rates fell at the front end of the U.S. Treasury curve.

»	Long exposure to investment grade corporate credit contributed to performance, as these securities posted positive returns.

»	Long exposure to emerging market local debt detracted from performance, as emerging market local interest rates rose.

»	Long exposure to U.S. agency MBS detracted from performance, as spreads widened.

»	Long exposure to United Kingdom duration in the 7-12 year portion of the curve detracted from performance, as interest rates in the 7-12 year portion of the curve rose.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	7

PIMCO Extended Duration Fund

Institutional Class - PEDIX
I-2 - PEDPX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of September 30, 2021†§

U.S. Treasury Obligations	87.6%

Asset-Backed Securities	5.0%

Non-Agency Mortgage-Backed Securities	3.0%

U.S. Government Agencies	2.6%

Short-Term Instruments‡	1.4%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Extended Duration Fund Institutional Class	10.46%	(12.42)%	3.91%	5.49%	8.89%
PIMCO Extended Duration Fund I-2	10.41%	(12.51)%	3.80%	5.39%	8.78%
FTSE STRIPS Index, 20+ Year Sub-Index	10.68%	(13.78)%	4.02%	5.71%	8.61%
Lipper Corporate Debt Funds BBB-Rated Funds Average	3.25%	1.90%	4.34%	4.75%	5.30%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87 PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.63% for Institutional Class shares, and 0.73% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Extended Duration Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies overall including duration, curve positioning and instrument selection contributed to performance as the curve flattened.

»	Out-of-benchmark exposure to securitized strategies contributed to performance due to carry and security selection.

»	There were no material detractors for this Fund.

8	PIMCO BOND FUNDS

PIMCO GNMA and Government Securities Fund

Institutional Class - PDMIX	Class A - PAGNX
I-2 - PPGNX	Class C - PCGNX
I-3 - PANNX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of September 30, 2021†§

U.S. Government Agencies	94.4%

Non-Agency Mortgage-Backed Securities	2.9%

Asset-Backed Securities	2.4%

Short-Term Instruments‡	0.3%

Corporate Bonds & Notes	0.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA and Government Securities Fund Institutional Class	0.41%	1.01%	2.65%	2.59%	5.14%
PIMCO GNMA and Government Securities Fund I-2	0.36%	0.90%	2.55%	2.48%	5.03%
PIMCO GNMA and Government Securities Fund I-3	0.34%	0.85%	2.49%	2.43%	4.98%
PIMCO GNMA and Government Securities Fund Class A	0.21%	0.60%	2.24%	2.18%	4.72%
PIMCO GNMA and Government Securities Fund Class A (adjusted)	(3.53)%	(3.13)%	1.47%	1.79%	4.55%
PIMCO GNMA and Government Securities Fund Class C	(0.17)%	(0.15)%	1.48%	1.42%	3.94%
PIMCO GNMA and Government Securities Fund Class C (adjusted)	(1.16)%	(1.14)%	1.48%	1.42%	3.94%
Bloomberg GNMA Index	(0.02)%	(0.64)%	1.91%	2.16%	4.53%
Lipper GNMA Funds Average	(0.27)%	(0.27)%	1.59%	1.74%	4.12%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.51% for Institutional Class shares, 0.61% for I-2 shares, 0.71% for I-3 shares, 0.91% for Class A shares and 1.66% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO GNMA and Government Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association and of securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to pass-through agency mortgage-backed securities contributed to performance, as the asset class generated positive returns.

»	Overweight exposure to the intermediate portion of the U.S. yield curve contributed to performance, as interest rates generally decreased.

»	Exposure to AAA collateralized loan obligations contributed to performance, as the asset class generated positive returns.

»	There were no material detractors for this Fund.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	9

PIMCO Long Duration Total Return Fund

Institutional Class - PLRIX	Class A - PLRAX
I-2 - PLRPX	Class C - PLRCX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of September 30, 2021†§

U.S. Treasury Obligations	41.5%

Corporate Bonds & Notes	39.9%

Asset-Backed Securities	4.2%

U.S. Government Agencies	4.1%

Non-Agency Mortgage-Backed Securities	3.3%

Sovereign Issues	2.3%

Municipal Bonds & Notes	1.6%

Short-Term Instruments‡	1.3%

Other	1.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Long Duration Total Return Fund Institutional Class	7.26%	(1.21)%	6.13%	6.43%	7.93%
PIMCO Long Duration Total Return Fund I-2	7.20%	(1.31)%	6.03%	6.32%	7.82%
PIMCO Long Duration Total Return Fund Class A	7.04%	(1.60)%	5.72%	6.01%	7.50%
PIMCO Long Duration Total Return Fund Class A (adjusted)	2.99%	(5.31)%	4.91%	5.60%	7.23%
PIMCO Long Duration Total Return Fund Class C	6.64%	(2.34)%	4.93%	5.22%	6.70%
PIMCO Long Duration Total Return Fund Class C (adjusted)	5.64%	(3.21)%	4.93%	5.22%	6.70%
Bloomberg Long-Term Government/Credit Index	6.52%	(2.97)%	5.21%	5.76%	7.03%
Lipper Corporate Debt Funds BBB-Rated Funds Average	3.25%	1.90%	4.34%	4.75%	5.30%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.59% for Institutional Class shares, 0.69% for I-2 shares, 0.99% for Class A shares, and 1.74% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long Duration Total Return Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure and security selection within investment grade financials contributed to performance, as spreads narrowed.

»	Out-of-benchmark exposure to below investment grade securities contributed to performance, as spreads narrowed.

»	Out-of-benchmark exposure to securitized strategies contributed to performance due to carry and security selection.

»	Select exposure to emerging market external debt, including an underweight exposure to positions in Latin America, contributed to performance as spreads widened.

»	Select exposure to emerging market local debt, including positions in Latin America, detracted from performance due to security selection.

»	There were no other material detractors for this Fund.

10	PIMCO BOND FUNDS

PIMCO Long-Term U.S. Government Fund

Institutional Class - PGOVX	Class A - PFGAX
I-2 - PLTPX	Class C - PFGCX
Administrative Class - PLGBX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of September 30, 2021†§

U.S. Treasury Obligations	86.0%

U.S. Government Agencies	9.5%

Non-Agency Mortgage-Backed Securities	2.8%

Short-Term Instruments‡	0.5%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Institutional Class	6.72%	(9.69)%	3.20%	4.31%	8.19%
PIMCO Long-Term U.S. Government Fund I-2	6.67%	(9.78)%	3.10%	4.21%	8.09%
PIMCO Long-Term U.S. Government Fund Administrative Class	6.59%	(9.92)%	2.94%	4.06%	7.93%
PIMCO Long-Term U.S. Government Fund Class A	6.53%	(10.01)%	2.84%	3.95%	7.79%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	2.54%	(13.38)%	2.06%	3.56%	7.62%
PIMCO Long-Term U.S. Government Fund Class C	6.13%	(10.68)%	2.08%	3.18%	6.99%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	5.13%	(11.39)%	2.08%	3.18%	6.99%
Bloomberg Long-Term Treasury Index	6.96%	(10.27)%	3.31%	4.39%	7.65%♦
Lipper General U.S. Government Funds Average	1.47%	(2.53)%	1.91%	1.94%	4.61%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦Average annual total return since 06/30/1991.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.565% for Institutional Class shares, 0.665% for I-2 shares, 0.815% for Administrative Class shares, 0.915% for Class A shares and 1.665% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Out-of-benchmark exposure to securitized strategies contributed to performance due to carry and security selection.

»	Out-of-benchmark exposure to agency debentures contributed to performance, as spreads narrowed modestly.

»	U.S. interest rate strategies, including duration, curve positioning, and instrument selection detracted from performance as the curve flattened.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	11

PIMCO Moderate Duration Fund

Institutional Class - PMDRX
I-2 - PMOPX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of September 30, 2021†§

Corporate Bonds & Notes	33.3%

Short-Term Instruments‡	32.9%

Asset-Backed Securities	8.8%

Sovereign Issues	8.1%

Non-Agency Mortgage-Backed Securities	6.9%

U.S. Treasury Obligations	5.1%

U.S. Government Agencies	3.9%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Moderate Duration Fund Institutional Class	1.00%	0.22%	3.18%	3.33%	5.19%
PIMCO Moderate Duration Fund I-2	0.95%	0.12%	3.07%	3.22%	5.09%
Bloomberg Intermediate Government/Credit Index	1.00%	(0.40)%	2.60%	2.52%	4.50%
Lipper Short-Intermediate Investment Grade Debt Funds Average	0.66%	0.87%	2.30%	2.25%	3.94%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87 PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.46% for Institutional Class shares, and 0.56% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies, particular an underweight position in the second half of the period, contributed to relative performance as interest rates rose.

»	Positions in non-agency mortgage-backed securities contributed to relative performance, as spreads tightened.

»	Positions in select high yield credit contributed to relative performance, as spreads tightened.

»	Positions in select investment grade credit, particularly financials, contributed to relative performance as spreads tightened.

»	Long exposure to duration in Peru detracted from relative performance, as interest rates rose.

»	There were no other material detractors for this Fund.

12	PIMCO BOND FUNDS

PIMCO Mortgage-Backed Securities Fund

Institutional Class - PTRIX	Class A - PMRAX
I-2 - PMRPX	Class C - PMRCX
I-3 - PSANX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

U.S. Government Agencies	75.7%

Asset-Backed Securities	11.9%

Non-Agency Mortgage-Backed Securities	8.0%

Short-Term Instruments‡	4.3%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Institutional Class	1.09%	1.86%	3.28%	3.27%	5.40%
PIMCO Mortgage-Backed Securities Fund I-2	1.04%	1.76%	3.17%	3.17%	5.29%
PIMCO Mortgage-Backed Securities Fund I-3	1.02%	1.71%	3.13%	3.12%	5.24%
PIMCO Mortgage-Backed Securities Fund Class A	0.89%	1.45%	2.87%	2.86%	4.98%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	(2.92)%	(2.35)%	2.08%	2.47%	4.81%
PIMCO Mortgage-Backed Securities Fund Class C	0.47%	0.66%	2.09%	2.09%	4.20%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	(0.53)%	(0.34)%	2.09%	2.09%	4.20%
Bloomberg U.S. MBS Fixed-Rate Index	0.43%	(0.43)%	2.17%	2.41%	4.61%
Lipper U.S. Mortgage Funds Average	0.45%	0.95%	2.28%	2.54%	4.08%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

*	Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.52% for Institutional Class shares, 0.62% for I-2 shares, 0.72% for I-3 shares, 0.92% for Class A shares, and 1.67% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to pass-through agency mortgage-backed securities (“MBS”) contributed to performance, as spreads widened.

»	Overweight exposure to non-agency residential mortgage-backed securities (“RMBS”) contributed to performance, as non-agency RMBS spreads tightened.

»	Overweight exposure to structured agency MBS contributed to performance, as the sector generated positive returns.

»	Underweight exposure to U.S. duration detracted from performance, as interest rates generally decreased.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	13

PIMCO Mortgage Opportunities and Bond Fund

Institutional Class - PMZIX	Class A - PMZAX
I-2 - PMZPX	Class C - PMZCX
I-3 - PMZNX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

U.S. Government Agencies	51.3%

Non-Agency Mortgage-Backed Securities	24.0%

Asset-Backed Securities	17.5%

U.S. Treasury Obligations	6.0%

Short-Term Instruments‡	0.9%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	Fund Inception (10/22/12)
PIMCO Mortgage Opportunities and Bond Fund Institutional Class	1.46%	3.85%	3.91%	5.17%
PIMCO Mortgage Opportunities and Bond Fund I-2	1.41%	3.75%	3.81%	5.06%
PIMCO Mortgage Opportunities and Bond Fund I-3	1.38%	3.70%	3.76%	5.01%
PIMCO Mortgage Opportunities and Bond Fund Class A	1.26%	3.44%	3.50%	4.75%
PIMCO Mortgage Opportunities and Bond Fund Class A (adjusted)	(2.57)%	(0.48)%	2.70%	4.30%
PIMCO Mortgage Opportunities and Bond Fund Class C	0.88%	2.66%	2.72%	3.97%
PIMCO Mortgage Opportunities and Bond Fund Class C (adjusted)	(0.12)%	1.67%	2.72%	3.97%
3 Month USD LIBOR	0.09%	0.21%	1.44%	0.96%
Lipper Absolute Return Bond Funds Average	0.84%	4.47%	3.41%	2.71%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 10/31/2012.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.68% for Institutional Class shares, 0.78% for I-2 shares, 0.88% for I-3 shares, 1.08% for Class A shares, and 1.83% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Mortgage Opportunities and Bond Fund seeks maximum long-term return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, and of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. “Fixed Income Instruments,” which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to non-agency residential mortgage-backed securities (“RMBS”) contributed to performance, as non-agency RMBS spreads tightened.

»	Long exposure to the intermediate portion of the U.S. yield curve contributed to performance, as interest rates decreased.

»	Exposure to conventional agency mortgage-backed pass-through securities (“MBS”) contributed to performance, as the asset class generated positive returns.

»	Exposure to select structured agency MBS detracted from performance, as spreads widened.

»	Short exposure to the long portion of the U.S. yield curve detracted from performance, as interest rates decreased.

»	Exposure to Government National Mortgage Association MBS detracted from performance, as spreads widened.

14	PIMCO BOND FUNDS

PIMCO Strategic Bond Fund

Institutional Class - PUTIX	Class A - ATMAX
I-2 - PUTPX	Class C - ATMCX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

Short-Term Instruments‡	43.6%

Corporate Bonds & Notes	19.1%

Asset-Backed Securities	14.4%

U.S. Treasury Obligations	11.0%

Sovereign Issues	6.9%

Non-Agency Mortgage-Backed Securities	2.6%

Loan Participations and Assignments	1.6%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (01/30/09)
PIMCO Strategic Bond Fund Institutional Class	0.47%	2.99%	4.53%	3.55%	3.36%
PIMCO Strategic Bond Fund I-2	0.42%	2.88%	4.42%	3.44%	3.25%
PIMCO Strategic Bond Fund Class A	0.27%	2.58%	4.12%	3.15%	2.95%
PIMCO Strategic Bond Fund Class A (adjusted)	(3.51)%	(1.26)%	3.32%	2.75%	2.64%
PIMCO Strategic Bond Fund Class C	(0.07)%	1.85%	3.35%	2.42%	2.22%
PIMCO Strategic Bond Fund Class C (adjusted)	(1.07)%	0.85%	3.35%	2.42%	2.22%
3 Month USD LIBOR	0.09%	0.21%	1.44%	0.90%	0.82%
Lipper Absolute Return Bond Funds Average	0.84%	4.47%	3.41%	3.33%	4.41%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2009

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund share Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for Institutional Class shares, 0.67% for I-2 shares, 0.97% for A shares, and 1.72% for Class C shares,. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Strategic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to non-agency mortgage backed securities contributed to performance, as prices for these securities appreciated.

»	Long exposure to U.S. duration primarily at the 7-year portion of the curve contributed to performance, as U.S. interest rates fell at the front end of the U.S. Treasury curve.

»	Holdings of high yield corporate credit contributed to performance, as these securities posted positive returns.

»	Long exposure to investment grade corporate credit contributed to performance, as these securities posted positive returns.

»	Long exposure to emerging market local debt detracted from performance, as emerging market local interest rates largely rose.

»	Long exposure to United Kingdom duration in the 7-12 year portion of curve detracted from performance, as interest rates in the 7-12 year portion of the curve rose.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	15

PIMCO Total Return Fund II

Institutional Class - PMBIX	Administrative Class - PRADX
I-2 - PMTPX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

Corporate Bonds & Notes	36.5%

Short-Term Instruments‡	22.6%

U.S. Government Agencies	19.0%

U.S. Treasury Obligations	10.8%

Non-Agency Mortgage-Backed Securities	7.8%

Asset-Backed Securities	2.3%

Municipal Bonds & Notes	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	2.13%	(0.73)%	3.48%	3.47%	5.91%
PIMCO Total Return Fund II I-2	2.08%	(0.83)%	3.37%	3.36%	5.81%
PIMCO Total Return Fund II Administrative Class	2.00%	(0.98)%	3.22%	3.21%	5.65%
Bloomberg U.S. Aggregate Index	1.88%	(0.90)%	2.94%	3.01%	5.33%
Lipper Core Plus Bond Funds Average	2.36%	1.31%	3.64%	3.76%	5.89%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 12/31/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87 PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, 0.60% for I-2 shares, and 0.75% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies, particularly an underweight position in the second half of the period, contributed to relative performance as interest rates rose.

»	Positions in select investment grade credit, particularly real estate investment trusts, contributed to relative performance as spreads tightened.

»	Exposure to securitized credit, particularly commercial mortgage-backed securities, contributed to performance as total returns for these securities were positive.

»	An underweight to agency mortgage-backed securities contributed to relative performance, as spreads widened.

»	There were no material detractors for this Fund.

16	PIMCO BOND FUNDS

PIMCO Total Return Fund IV

Institutional Class - PTUIX
Class A - PTUZX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

Corporate Bonds & Notes	39.9%

Non-Agency Mortgage-Backed Securities	19.4%

U.S. Government Agencies	16.7%

U.S. Treasury Obligations	11.2%

Short-Term Instruments‡	8.0%

Asset-Backed Securities	2.0%

Sovereign Issues	1.7%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/26/11)
PIMCO Total Return Fund IV Institutional Class	2.15%	0.14%	3.40%	3.54%	3.84%
PIMCO Total Return Fund IV Class A	1.97%	(0.21)%	3.05%	3.18%	3.48%
PIMCO Total Return Fund IV Class A (adjusted)	(1.88)%	(3.95)%	2.27%	2.79%	3.10%
Bloomberg U.S. Aggregate Index	1.88%	(0.90)%	2.94%	3.01%	3.26%
Lipper Core Plus Bond Funds Average	2.36%	1.31%	3.64%	3.76%	3.71%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 05/31/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.52% for Institutional Class shares, and 0.87% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Fund IV seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies, particular an underweight position in the second half of the period, contributed to relative performance as interest rates rose.

»	Positions in select investment grade credit, particularly financials and REITs, contributed to relative performance as spreads tightened.

»	Positions in emerging markets external debt contributed to relative performance, as total carry from these securities was positive.

»	Long exposure to duration in Peru detracted from relative performance, as interest rates rose.

»	Short exposure to duration in Japan, particularly in Q2’21, detracted from relative performance as interest rates fell.

»	Long exposure to the Chilean peso detracted from relative performance, as the currency depreciated relative to the U.S. dollar.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	17

PIMCO Total Return ESG Fund

Institutional Class - PTSAX	Class A - PTGAX
I-2 - PRAPX	Class C - PTGCX
Administrative Class - PRFAX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

Corporate Bonds & Notes	57.3%

U.S. Government Agencies	17.4%

U.S. Treasury Obligations	7.6%

Non-Agency Mortgage-Backed Securities	6.9%

Sovereign Issues	6.3%

Asset-Backed Securities	2.7%

Municipal Bonds & Notes	1.4%

Short-Term Instruments	0.2%

Preferred Securities	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return ESG Fund Institutional Class	2.49%	0.56%	3.60%	3.75%	6.43%
PIMCO Total Return ESG Fund I-2	2.44%	0.46%	3.50%	3.65%	6.32%
PIMCO Total Return ESG Fund Administrative Class	2.36%	0.31%	3.34%	3.49%	6.16%
PIMCO Total Return ESG Fund Class A	2.28%	0.16%	3.19%	3.34%	6.01%
PIMCO Total Return ESG Fund Class A (adjusted)	0.03%	(2.13)%	2.72%	3.10%	5.93%
PIMCO Total Return ESG Fund Class C	1.90%	(0.59)%	2.42%	2.57%	5.22%
PIMCO Total Return ESG Fund Class C (adjusted)	0.90%	(1.55)%	2.42%	2.57%	5.22%
Bloomberg U.S. Aggregate Index	1.88%	(0.90)%	2.94%	3.01%	5.59%
Lipper Core Plus Bond Funds Average	2.36%	1.31%	3.64%	3.76%	6.17%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 04/30/1991

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.53% for Institutional Class shares, 0.63% for I-2 shares, 0.78% for Administrative shares, 0.93% for Class A shares, and 1.68% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. However, green/sustainable bonds from issuers involved in fossil fuel-related sectors may be permitted. Labeled green bonds are those issues with proceeds specifically earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. In addition, the Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in select high yield credit contributed to relative performance, as spreads tightened.

»	Positions in select investment grade credit contributed to relative performance, as spreads tightened.

»	U.S. interest rate strategies, in particular an underweight position in the second half of the period, contributed to relative performance as interest rates rose.

»	Positions in emerging market external debt contributed to relative performance, as these holdings provided higher yields versus U.S. Treasuries.

»	Exposure to securitized credit, particularly commercial mortgage-backed securities, contributed to performance as total returns for these securities were positive.

»	Long exposure to the Chilean peso detracted from relative performance, as the currency depreciated relative to the U.S. dollar.

»	Long exposure to duration in Brazil detracted from relative performance, as interest rates rose.

»	There were no other material detractors for this Fund.

18	PIMCO BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2021 to September 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Dynamic Bond Fund
Institutional Class	$1,000.00	$1,003.80	$4.07	$1,000.00	$1,021.01	$4.10	0.81%
I-2	1,000.00	1,003.30	4.57	1,000.00	1,020.51	4.61	0.91
I-3	1,000.00	1,003.00	4.82	1,000.00	1,020.26	4.86	0.96
Class A	1,000.00	1,001.80	6.07	1,000.00	1,019.00	6.12	1.21
Class C	1,000.00	998.00	9.82	1,000.00	1,015.24	9.90	1.96
Class R	1,000.00	1,000.50	7.32	1,000.00	1,017.75	7.39	1.46

PIMCO Extended Duration Fund
Institutional Class	$1,000.00	$1,104.60	$2.74	$1,000.00	$1,022.46	$2.64	0.52%
I-2	1,000.00	1,104.10	3.27	1,000.00	1,021.96	3.14	0.62

PIMCO GNMA and Government Securities Fund
Institutional Class	$1,000.00	$1,004.10	$2.56	$1,000.00	$1,022.51	$2.59	0.51%
I-2	1,000.00	1,003.60	3.06	1,000.00	1,022.01	3.09	0.61
I-3	1,000.00	1,003.40	3.31	1,000.00	1,021.76	3.35	0.66
Class A	1,000.00	1,002.10	4.57	1,000.00	1,020.51	4.61	0.91
Class C	1,000.00	998.30	8.32	1,000.00	1,016.75	8.39	1.66

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	19

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long Duration Total Return Fund
Institutional Class	$1,000.00	$1,072.60	$2.70	$1,000.00	$1,022.46	$2.64	0.52%
I-2	1,000.00	1,072.00	3.22	1,000.00	1,021.96	3.14	0.62
Class A	1,000.00	1,070.40	4.78	1,000.00	1,020.46	4.66	0.92
Class C	1,000.00	1,066.40	8.65	1,000.00	1,016.70	8.44	1.67

PIMCO Long-Term U.S. Government Fund
Institutional Class	$1,000.00	$1,067.20	$2.51	$1,000.00	$1,022.64	$2.46	0.485%
I-2	1,000.00	1,066.70	3.03	1,000.00	1,022.14	2.97	0.585
Administrative Class	1,000.00	1,065.90	3.81	1,000.00	1,021.38	3.72	0.735
Class A	1,000.00	1,065.30	4.32	1,000.00	1,020.88	4.23	0.835
Class C	1,000.00	1,061.30	8.19	1,000.00	1,017.12	8.01	1.585

PIMCO Moderate Duration Fund
Institutional Class	$1,000.00	$1,010.00	$2.32	$1,000.00	$1,022.76	$2.33	0.46%
I-2	1,000.00	1,009.50	2.82	1,000.00	1,022.26	2.84	0.56

PIMCO Mortgage-Backed Securities Fund
Institutional Class	$1,000.00	$1,010.90	$2.52	$1,000.00	$1,022.56	$2.54	0.50%
I-2	1,000.00	1,010.40	3.02	1,000.00	1,022.06	3.04	0.60
I-3	1,000.00	1,010.20	3.28	1,000.00	1,021.81	3.29	0.65
Class A	1,000.00	1,008.90	4.53	1,000.00	1,020.56	4.56	0.90
Class C	1,000.00	1,004.70	8.29	1,000.00	1,016.80	8.34	1.65

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class	$1,000.00	$1,014.60	$3.13	$1,000.00	$1,021.96	$3.14	0.62%
I-2	1,000.00	1,014.10	3.64	1,000.00	1,021.46	3.65	0.72
I-3	1,000.00	1,013.80	3.89	1,000.00	1,021.21	3.90	0.77
Class A	1,000.00	1,012.60	5.15	1,000.00	1,019.95	5.17	1.02
Class C	1,000.00	1,008.80	8.91	1,000.00	1,016.19	8.95	1.77

PIMCO Strategic Bond Fund
Institutional Class	$1,000.00	$1,004.70	$2.56	$1,000.00	$1,022.51	$2.59	0.51%
I-2	1,000.00	1,004.20	3.06	1,000.00	1,022.01	3.09	0.61
Class A	1,000.00	1,002.70	4.57	1,000.00	1,020.51	4.61	0.91
Class C	1,000.00	999.30	8.32	1,000.00	1,016.75	8.39	1.66

PIMCO Total Return Fund II
Institutional Class	$1,000.00	$1,021.30	$2.53	$1,000.00	$1,022.56	$2.54	0.50%
I-2	1,000.00	1,020.80	3.04	1,000.00	1,022.06	3.04	0.60
Administrative Class	1,000.00	1,020.00	3.80	1,000.00	1,021.31	3.80	0.75

PIMCO Total Return Fund IV
Institutional Class	$1,000.00	$1,021.50	$2.53	$1,000.00	$1,022.56	$2.54	0.50%
Class A	1,000.00	1,019.70	4.30	1,000.00	1,020.81	4.31	0.85

PIMCO Total Return ESG Fund
Institutional Class	$1,000.00	$1,024.90	$2.59	$1,000.00	$1,022.51	$2.59	0.51%
I-2	1,000.00	1,024.40	3.10	1,000.00	1,022.01	3.09	0.61
Administrative Class	1,000.00	1,023.60	3.86	1,000.00	1,021.26	3.85	0.76
Class A	1,000.00	1,022.80	4.61	1,000.00	1,020.51	4.61	0.91
Class C	1,000.00	1,019.00	8.40	1,000.00	1,016.75	8.39	1.66

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

20	PIMCO BOND FUNDS

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg GNMA Index	Bloomberg GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Bloomberg Intermediate Government/Credit Index	Bloomberg Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Long-Term Government/Credit Index	Bloomberg Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more.

Bloomberg Long-Term Treasury Index	Bloomberg Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

Bloomberg U.S. Aggregate Index	Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg U.S. MBS Fixed-Rate Index	Bloomberg U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

FTSE STRIPS Index, 20+ Year Sub-Index	FTSE STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month- end. The included STRIPS are derived only from bonds in the FTSE U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity.

* It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	21

Financial Highlights

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Dynamic Bond Fund
Institutional Class

04/01/2021 - 09/30/2021+	$10.84	$0.21	$(0.17)	$0.04	$(0.11)	$0.00	$0.00	$(0.11)

03/31/2021	9.99	0.41	0.79	1.20	(0.35)	0.00	0.00	(0.35)

03/31/2020	10.81	0.41	(0.69)	(0.28)	(0.54)	0.00	0.00	(0.54)

03/31/2019	10.81	0.46	(0.08)	0.38	(0.38)	0.00	0.00	(0.38)

03/31/2018	10.91	0.48	(0.04)	0.44	(0.54)	0.00	0.00	(0.54)

03/31/2017	10.19	0.58	0.38	0.96	(0.24)	0.00	0.00	(0.24)
I-2

04/01/2021 - 09/30/2021+	10.84	0.21	(0.17)	0.04	(0.11)	0.00	0.00	(0.11)

03/31/2021	9.99	0.40	0.79	1.19	(0.34)	0.00	0.00	(0.34)

03/31/2020	10.81	0.40	(0.69)	(0.29)	(0.53)	0.00	0.00	(0.53)

03/31/2019	10.81	0.45	(0.08)	0.37	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.91	0.47	(0.04)	0.43	(0.53)	0.00	0.00	(0.53)

03/31/2017	10.19	0.62	0.32	0.94	(0.22)	0.00	0.00	(0.22)
I-3

04/01/2021 - 09/30/2021+	10.84	0.33	(0.30)	0.03	(0.10)	0.00	0.00	(0.10)

03/31/2021	9.99	0.40	0.79	1.19	(0.34)	0.00	0.00	(0.34)

03/31/2020	10.81	0.39	(0.69)	(0.30)	(0.52)	0.00	0.00	(0.52)

04/27/2018 - 03/31/2019	10.77	0.39	(0.01)	0.38	(0.34)	0.00	0.00	(0.34)
Class A

04/01/2021 - 09/30/2021+	10.84	0.20	(0.18)	0.02	(0.09)	0.00	0.00	(0.09)

03/31/2021	9.99	0.37	0.79	1.16	(0.31)	0.00	0.00	(0.31)

03/31/2020	10.81	0.36	(0.68)	(0.32)	(0.50)	0.00	0.00	(0.50)

03/31/2019	10.81	0.42	(0.08)	0.34	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.91	0.44	(0.05)	0.39	(0.49)	0.00	0.00	(0.49)

03/31/2017	10.19	0.54	0.37	0.91	(0.19)	0.00	0.00	(0.19)
Class C

04/01/2021 - 09/30/2021+	10.84	0.16	(0.18)	(0.02)	(0.05)	0.00	0.00	(0.05)

03/31/2021	9.99	0.28	0.80	1.08	(0.23)	0.00	0.00	(0.23)

03/31/2020	10.81	0.29	(0.69)	(0.40)	(0.42)	0.00	0.00	(0.42)

03/31/2019	10.81	0.34	(0.08)	0.26	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.91	0.35	(0.04)	0.31	(0.41)	0.00	0.00	(0.41)

03/31/2017	10.20	0.46	0.36	0.82	(0.11)	0.00	0.00	(0.11)
Class R

04/01/2021 - 09/30/2021+	10.84	0.18	(0.17)	0.01	(0.08)	0.00	0.00	(0.08)

03/31/2021	9.99	0.34	0.79	1.13	(0.28)	0.00	0.00	(0.28)

03/31/2020	10.81	0.34	(0.69)	(0.35)	(0.47)	0.00	0.00	(0.47)

03/31/2019	10.81	0.40	(0.09)	0.31	(0.31)	0.00	0.00	(0.31)

03/31/2018	10.91	0.41	(0.04)	0.37	(0.47)	0.00	0.00	(0.47)

03/31/2017	10.19	0.51	0.38	0.89	(0.17)	0.00	0.00	(0.17)

PIMCO Extended Duration Fund
Institutional Class

04/01/2021 - 09/30/2021+	$7.12	$0.10	$0.64	$0.74	$(0.09)	$0.00	$0.00	$(0.09)

03/31/2021	11.09	0.28	(2.30)	(2.02)	(0.31)	(1.64)	0.00	(1.95)

03/31/2020	7.83	0.21	3.26	3.47	(0.20)	0.00	(0.01)	(0.21)

03/31/2019	7.58	0.20	0.33	0.53	(0.19)	(0.08)	(0.01)	(0.28)

03/31/2018	7.44	0.22	0.24	0.46	(0.21)	(0.11)	0.00	(0.32)

03/31/2017	8.66	0.23	(0.86)	(0.63)	(0.22)	(0.37)	0.00	(0.59)
I-2

04/01/2021 - 09/30/2021+	7.12	0.10	0.64	0.74	(0.09)	0.00	0.00	(0.09)

03/31/2021	11.09	0.29	(2.32)	(2.03)	(0.30)	(1.64)	0.00	(1.94)

03/31/2020	7.83	0.20	3.26	3.46	(0.19)	0.00	(0.01)	(0.20)

03/31/2019	7.58	0.19	0.33	0.52	(0.18)	(0.08)	(0.01)	(0.27)

03/31/2018	7.44	0.21	0.25	0.46	(0.21)	(0.11)	0.00	(0.32)

03/31/2017	8.66	0.22	(0.86)	(0.64)	(0.21)	(0.37)	0.00	(0.58)

22	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.77	0.38%	$3,725,163	0.81	%*	0.81	%*	0.81	%*	0.81	%*	3.91	%*	82%

10.84	12.14	3,247,810	0.83		0.83		0.81		0.81		3.87		431

9.99	(2.81)	2,767,966	0.85		0.85		0.81		0.81		3.79		433

10.81	3.59	3,019,494	1.00		1.01		0.80		0.81		4.33		307

10.81	4.05	2,516,446	0.94	(e)(f)	0.94	(e)(f)	0.86	(e)(f)	0.86	(e)(f)	4.38		138

10.91	9.48	2,715,487	1.09		1.09		0.90		0.90		5.45		275

10.77	0.33	399,073	0.91	*	0.91	*	0.91	*	0.91	*	3.83	*	82

10.84	12.03	324,410	0.93		0.93		0.91		0.91		3.77		431

9.99	(2.91)	314,077	0.95		0.95		0.91		0.91		3.69		433

10.81	3.49	451,788	1.10		1.11		0.90		0.91		4.20		307

10.81	3.95	311,754	1.04	(f)(g)	1.04	(f)(g)	0.96	(f)(g)	0.96	(f)(g)	4.28		138

10.91	9.37	307,329	1.19		1.19		1.00		1.00		5.92		275

10.77	0.30	6,485	0.96	*	1.01	*	0.96	*	1.01	*	6.11	*	82

10.84	11.98	6,803	0.98		1.03		0.96		1.01		3.78		431

9.99	(2.96)	3,615	1.00		1.05		0.96		1.01		3.65		433

10.81	3.57	3,807	1.15	*	1.21	*	0.95	*	1.01	*	3.97	*	307

10.77	0.18	252,594	1.21	*	1.21	*	1.21	*	1.21	*	3.61	*	82

10.84	11.70	260,754	1.23		1.23		1.21		1.21		3.48		431

9.99	(3.20)	211,965	1.25		1.25		1.21		1.21		3.40		433

10.81	3.18	252,532	1.40		1.41		1.20		1.21		3.95		307

10.81	3.64	282,645	1.34	(f)(h)	1.34	(f)(h)	1.26	(f)(h)	1.26	(f)(h)	3.99		138

10.91	9.04	227,510	1.49		1.49		1.30		1.30		5.11		275

10.77	(0.20)	25,045	1.96	*	1.96	*	1.96	*	1.96	*	2.91	*	82

10.84	10.86	29,487	1.98		1.98		1.96		1.96		2.67		431

9.99	(3.93)	76,545	2.00		2.00		1.96		1.96		2.69		433

10.81	2.41	148,113	2.15		2.16		1.95		1.96		3.21		307

10.81	2.86	192,440	2.09	(f)(h)	2.09	(f)(h)	2.01	(f)(h)	2.01	(f)(h)	3.21		138

10.91	8.12	256,511	2.24		2.24		2.05		2.05		4.36		275

10.77	0.05	6,182	1.46	*	1.46	*	1.46	*	1.46	*	3.35	*	82

10.84	11.42	5,928	1.48		1.48		1.46		1.46		3.21		431

9.99	(3.44)	4,979	1.50		1.50		1.46		1.46		3.15		433

10.81	2.92	6,710	1.65		1.66		1.45		1.46		3.69		307

10.81	3.38	6,720	1.59	(f)(h)	1.59	(f)(h)	1.51	(f)(h)	1.51	(f)(h)	3.72		138

10.91	8.77	7,531	1.74		1.74		1.55		1.55		4.84		275

$7.77	10.46%	$1,395,942	0.52	%*	0.52	%*	0.50	%*	0.50	%*	2.69	%*	33%

7.12	(21.28)	1,052,474	0.63		0.63		0.50		0.50		2.81		220

11.09	44.99	1,387,952	1.71		1.71		0.50		0.50		2.39		179

7.83	7.35	1,179,560	1.17		1.17		0.50		0.50		2.73		150

7.58	6.10	1,246,628	0.94		0.94		0.50		0.50		2.85		138

7.44	(7.15)	1,125,339	0.68		0.68		0.50		0.50		2.81		93

7.77	10.41	22,478	0.62	*	0.62	*	0.60	*	0.60	*	2.60	*	33

7.12	(21.35)	26,264	0.73		0.73		0.60		0.60		2.83		220

11.09	44.85	45,892	1.81		1.81		0.60		0.60		2.29		179

7.83	7.25	73,261	1.27		1.27		0.60		0.60		2.59		150

7.58	6.00	43,436	1.04		1.04		0.60		0.60		2.74		138

7.44	(7.25)	41,075	0.78		0.78		0.60		0.60		2.52		93

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO GNMA and Government Securities Fund
Institutional Class

04/01/2021 - 09/30/2021+	$11.36	$0.03	$0.02	$0.05	$(0.11)	$0.00	$0.00	$(0.11)

03/31/2021	11.31	0.12	0.17	0.29	(0.24)	0.00	0.00	(0.24)

03/31/2020	10.94	0.29	0.45	0.74	(0.37)	0.00	0.00	(0.37)

03/31/2019	10.80	0.28	0.21	0.49	(0.35)	0.00	0.00	(0.35)

03/31/2018	11.11	0.24	(0.23)	0.01	(0.32)	0.00	0.00	(0.32)

03/31/2017	11.36	0.21	(0.12)	0.09	(0.34)	0.00	0.00	(0.34)
I-2

04/01/2021 - 09/30/2021+	11.36	0.03	0.01	0.04	(0.10)	0.00	0.00	(0.10)

03/31/2021	11.31	0.11	0.17	0.28	(0.23)	0.00	0.00	(0.23)

03/31/2020	10.94	0.27	0.46	0.73	(0.36)	0.00	0.00	(0.36)

03/31/2019	10.80	0.27	0.21	0.48	(0.34)	0.00	0.00	(0.34)

03/31/2018	11.11	0.22	(0.22)	0.00	(0.31)	0.00	0.00	(0.31)

03/31/2017	11.36	0.19	(0.12)	0.07	(0.32)	0.00	0.00	(0.32)
I-3

04/01/2021 - 09/30/2021+	11.36	0.03	0.01	0.04	(0.10)	0.00	0.00	(0.10)

03/31/2021	11.31	0.11	0.16	0.27	(0.22)	0.00	0.00	(0.22)

03/31/2020	10.94	0.28	0.45	0.73	(0.36)	0.00	0.00	(0.36)

01/31/2019 - 03/31/2019	10.85	0.05	0.10	0.15	(0.06)	0.00	0.00	(0.06)
Class A

04/01/2021 - 09/30/2021+	11.36	0.01	0.01	0.02	(0.08)	0.00	0.00	(0.08)

03/31/2021	11.31	0.08	0.16	0.24	(0.19)	0.00	0.00	(0.19)

03/31/2020	10.94	0.24	0.46	0.70	(0.33)	0.00	0.00	(0.33)

03/31/2019	10.80	0.24	0.20	0.44	(0.30)	0.00	0.00	(0.30)

03/31/2018	11.11	0.19	(0.22)	(0.03)	(0.28)	0.00	0.00	(0.28)

03/31/2017	11.36	0.16	(0.12)	0.04	(0.29)	0.00	0.00	(0.29)
Class C

04/01/2021 - 09/30/2021+	11.36	(0.03)	0.01	(0.02)	(0.04)	0.00	0.00	(0.04)

03/31/2021	11.31	0.00	0.16	0.16	(0.11)	0.00	0.00	(0.11)

03/31/2020	10.94	0.16	0.45	0.61	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.80	0.15	0.21	0.36	(0.22)	0.00	0.00	(0.22)

03/31/2018	11.11	0.11	(0.22)	(0.11)	(0.20)	0.00	0.00	(0.20)

03/31/2017	11.36	0.08	(0.12)	(0.04)	(0.21)	0.00	0.00	(0.21)

PIMCO Long Duration Total Return Fund
Institutional Class

04/01/2021 - 09/30/2021+	$9.91	$0.19	$0.53	$0.72	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2021	11.16	0.44	(0.22)	0.22	(0.42)	(1.05)	0.00	(1.47)

03/31/2020	10.62	0.40	1.36	1.76	(0.39)	(0.83)	0.00	(1.22)

03/31/2019	10.56	0.40	0.17	0.57	(0.39)	(0.12)	0.00	(0.51)

03/31/2018	10.63	0.45	0.19	0.64	(0.44)	(0.27)	0.00	(0.71)

03/31/2017	11.29	0.49	(0.12)	0.37	(0.48)	(0.55)	0.00	(1.03)
I-2

04/01/2021 - 09/30/2021+	9.91	0.18	0.53	0.71	(0.17)	0.00	0.00	(0.17)

03/31/2021	11.16	0.43	(0.22)	0.21	(0.41)	(1.05)	0.00	(1.46)

03/31/2020	10.62	0.38	1.37	1.75	(0.38)	(0.83)	0.00	(1.21)

03/31/2019	10.56	0.39	0.17	0.56	(0.38)	(0.12)	0.00	(0.50)

03/31/2018	10.63	0.44	0.19	0.63	(0.43)	(0.27)	0.00	(0.70)

03/31/2017	11.29	0.48	(0.12)	0.36	(0.47)	(0.55)	0.00	(1.02)
Class A

04/01/2021 - 09/30/2021+	9.91	0.17	0.53	0.70	(0.16)	0.00	0.00	(0.16)

03/31/2021	11.16	0.39	(0.21)	0.18	(0.38)	(1.05)	0.00	(1.43)

03/31/2020	10.62	0.35	1.36	1.71	(0.34)	(0.83)	0.00	(1.17)

03/31/2019	10.56	0.36	0.17	0.53	(0.35)	(0.12)	0.00	(0.47)

09/08/2017 - 03/31/2018	11.31	0.25	(0.50)	(0.25)	(0.23)	(0.27)	0.00	(0.50)
Class C

04/01/2021 - 09/30/2021+	9.91	0.13	0.53	0.66	(0.12)	0.00	0.00	(0.12)

03/31/2021	11.16	0.31	(0.22)	0.09	(0.29)	(1.05)	0.00	(1.34)

03/31/2020	10.62	0.26	1.37	1.63	(0.26)	(0.83)	0.00	(1.09)

03/31/2019	10.56	0.27	0.18	0.45	(0.27)	(0.12)	0.00	(0.39)

01/05/2018 - 03/31/2018	10.94	0.07	(0.38)	(0.31)	(0.07)	0.00	0.00	(0.07)

24	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.30	0.41%	$727,358	0.51	%*	0.51	%*	0.50	%*	0.50	%*	0.57	%*	552%

11.36	2.57	891,491	0.51		0.51		0.50		0.50		1.08		1,091

11.31	6.89	665,068	0.83		0.83		0.50		0.50		2.58		903

10.94	4.60	314,613	0.71		0.71		0.50		0.50		2.62		862

10.80	0.08	296,502	0.53		0.53		0.50		0.50		2.14		1,049

11.11	0.75	296,252	0.51		0.51		0.50		0.50		1.82		1,536

11.30	0.36	554,416	0.61	*	0.61	*	0.60	*	0.60	*	0.46	*	552

11.36	2.47	876,543	0.61		0.61		0.60		0.60		0.95		1,091

11.31	6.79	586,843	0.93		0.93		0.60		0.60		2.46		903

10.94	4.50	108,751	0.81		0.81		0.60		0.60		2.53		862

10.80	(0.01)	86,645	0.63		0.63		0.60		0.60		2.03		1,049

11.11	0.65	63,938	0.61		0.61		0.60		0.60		1.70		1,536

11.30	0.34	4,839	0.66	*	0.71	*	0.65	*	0.70	*	0.54	*	552

11.36	2.42	2,703	0.66		0.71		0.65		0.70		0.93		1,091

11.31	6.74	6,040	0.98		1.03		0.65		0.70		2.49		903

10.94	1.37	10	0.86	*	0.91	*	0.65	*	0.70	*	2.99	*	862

11.30	0.21	304,871	0.91	*	0.91	*	0.90	*	0.90	*	0.18	*	552

11.36	2.17	343,893	0.91		0.91		0.90		0.90		0.68		1,091

11.31	6.47	258,662	1.23		1.23		0.90		0.90		2.19		903

10.94	4.19	205,514	1.11		1.11		0.90		0.90		2.22		862

10.80	(0.31)	218,142	0.93		0.93		0.90		0.90		1.75		1,049

11.11	0.35	173,854	0.91		0.91		0.90		0.90		1.43		1,536

11.30	(0.17)	28,897	1.66	*	1.66	*	1.65	*	1.65	*	(0.58	)*	552

11.36	1.40	36,785	1.66		1.66		1.65		1.65		(0.04)		1,091

11.31	5.68	53,843	1.98		1.98		1.65		1.65		1.45		903

10.94	3.41	40,513	1.86		1.86		1.65		1.65		1.45		862

10.80	(1.06)	51,216	1.68		1.68		1.65		1.65		0.98		1,049

11.11	(0.40)	74,234	1.66		1.66		1.65		1.65		0.68		1,536

$10.45	7.26%	$3,693,926	0.52	%*	0.52	%*	0.50	%*	0.50	%*	3.58	%*	42%

9.91	0.94	3,020,570	0.59		0.59		0.50		0.50		3.81		179

11.16	17.07	3,166,512	1.07		1.07		0.50		0.50		3.53		269

10.62	5.72	3,599,618	0.97		0.97		0.50		0.50		3.96		189

10.56	5.95	2,945,114	1.00		1.00		0.50		0.50		4.09		156

10.63	3.52	2,790,764	0.69		0.69		0.50		0.50		4.34		116

10.45	7.20	109,351	0.62	*	0.62	*	0.60	*	0.60	*	3.50	*	42

9.91	0.84	114,487	0.69		0.69		0.60		0.60		3.73		179

11.16	16.95	70,053	1.17		1.17		0.60		0.60		3.41		269

10.62	5.62	48,245	1.07		1.07		0.60		0.60		3.84		189

10.56	5.84	29,416	1.10		1.10		0.60		0.60		4.03		156

10.63	3.42	9,939	0.79		0.79		0.60		0.60		4.24		116

10.45	7.04	31,914	0.92	*	0.92	*	0.90	*	0.90	*	3.20	*	42

9.91	0.55	37,262	0.99		0.99		0.90		0.90		3.40		179

11.16	16.61	42,787	1.47		1.47		0.90		0.90		3.11		269

10.62	5.31	16,084	1.37		1.37		0.90		0.90		3.57		189

10.56	(2.27)	19,215	1.40	*	1.40	*	0.90	*	0.90	*	4.26	*	156

10.45	6.64	3,053	1.67	*	1.67	*	1.65	*	1.65	*	2.45	*	42

9.91	(0.21)	3,381	1.74		1.74		1.65		1.65		2.69		179

11.16	15.76	1,550	2.22		2.22		1.65		1.65		2.35		269

10.62	4.53	354	2.12		2.12		1.65		1.65		2.69		189

10.56	(2.85)	36	2.15	*	2.15	*	1.65	*	1.65	*	3.08	*	156

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term U.S. Government Fund
Institutional Class

04/01/2021 - 09/30/2021+	$5.23	$0.05	$0.30	$0.35	$(0.05)	$0.00	$0.00	$(0.05)

03/31/2021	7.87	0.14	(1.11)	(0.97)	(0.21)	(1.46)	0.00	(1.67)

03/31/2020	6.16	0.18	1.71	1.89	(0.18)	0.00	0.00	(0.18)

03/31/2019	6.01	0.16	0.18	0.34	(0.16)	(0.03)	0.00	(0.19)

03/31/2018	5.98	0.16	0.05	0.21	(0.16)	(0.02)	0.00	(0.18)

03/31/2017	6.44	0.17	(0.44)	(0.27)	(0.17)	(0.02)	0.00	(0.19)
I-2

04/01/2021 - 09/30/2021+	5.23	0.05	0.30	0.35	(0.05)	0.00	0.00	(0.05)

03/31/2021	7.87	0.14	(1.11)	(0.97)	(0.21)	(1.46)	0.00	(1.67)

03/31/2020	6.16	0.17	1.71	1.88	(0.17)	0.00	0.00	(0.17)

03/31/2019	6.01	0.15	0.19	0.34	(0.16)	(0.03)	0.00	(0.19)

03/31/2018	5.98	0.15	0.05	0.20	(0.15)	(0.02)	0.00	(0.17)

03/31/2017	6.44	0.17	(0.45)	(0.28)	(0.16)	(0.02)	0.00	(0.18)
Administrative Class

04/01/2021 - 09/30/2021+	5.23	0.04	0.30	0.34	(0.04)	0.00	0.00	(0.04)

03/31/2021	7.87	0.13	(1.11)	(0.98)	(0.20)	(1.46)	0.00	(1.66)

03/31/2020	6.16	0.16	1.71	1.87	(0.16)	0.00	0.00	(0.16)

03/31/2019	6.01	0.14	0.19	0.33	(0.15)	(0.03)	0.00	(0.18)

03/31/2018	5.98	0.15	0.04	0.19	(0.14)	(0.02)	0.00	(0.16)

03/31/2017	6.44	0.16	(0.45)	(0.29)	(0.15)	(0.02)	0.00	(0.17)
Class A

04/01/2021 - 09/30/2021+	5.23	0.04	0.30	0.34	(0.04)	0.00	0.00	(0.04)

03/31/2021	7.87	0.12	(1.11)	(0.99)	(0.19)	(1.46)	0.00	(1.65)

03/31/2020	6.16	0.15	1.71	1.86	(0.15)	0.00	0.00	(0.15)

03/31/2019	6.01	0.14	0.18	0.32	(0.14)	(0.03)	0.00	(0.17)

03/31/2018	5.98	0.14	0.05	0.19	(0.14)	(0.02)	0.00	(0.16)

03/31/2017	6.44	0.15	(0.44)	(0.29)	(0.15)	(0.02)	0.00	(0.17)
Class C

04/01/2021 - 09/30/2021+	5.23	0.02	0.30	0.32	(0.02)	0.00	0.00	(0.02)

03/31/2021	7.87	0.06	(1.10)	(1.04)	(0.14)	(1.46)	0.00	(1.60)

03/31/2020	6.16	0.10	1.71	1.81	(0.10)	0.00	0.00	(0.10)

03/31/2019	6.01	0.09	0.19	0.28	(0.10)	(0.03)	0.00	(0.13)

03/31/2018	5.98	0.09	0.05	0.14	(0.09)	(0.02)	0.00	(0.11)

03/31/2017	6.44	0.11	(0.45)	(0.34)	(0.10)	(0.02)	0.00	(0.12)

PIMCO Moderate Duration Fund
Institutional Class

04/01/2021 - 09/30/2021+	$10.42	$0.08	$0.02	$0.10	$(0.06)	$0.00	$0.00	$(0.06)

03/31/2021	10.50	0.19	0.25	0.44	(0.24)	(0.28)	0.00	(0.52)

03/31/2020	10.16	0.31	0.31	0.62	(0.28)	0.00	0.00	(0.28)

03/31/2019	10.09	0.30	0.04	0.34	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.15	0.22	(0.10)	0.12	(0.18)	0.00	0.00	(0.18)

03/31/2017	10.13	0.26	(0.04)	0.22	(0.20)	0.00	0.00	(0.20)
I-2

04/01/2021 - 09/30/2021+	10.42	0.07	0.03	0.10	(0.06)	0.00	0.00	(0.06)

03/31/2021	10.50	0.18	0.25	0.43	(0.23)	(0.28)	0.00	(0.51)

03/31/2020	10.16	0.31	0.30	0.61	(0.27)	0.00	0.00	(0.27)

03/31/2019	10.09	0.29	0.04	0.33	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.15	0.21	(0.10)	0.11	(0.17)	0.00	0.00	(0.17)

03/31/2017	10.13	0.25	(0.04)	0.21	(0.19)	0.00	0.00	(0.19)

26	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$5.53	6.72%	$774,182	0.485	%*	0.485	%*	0.475	%*	0.475	%*	1.78	%*	56%

5.23	(14.90)	581,538	0.565		0.565		0.475		0.475		1.90		249

7.87	31.11	422,051	1.855		1.855		0.475		0.475		2.64		220

6.16	5.95	565,854	0.965		0.965		0.475		0.475		2.67		141

6.01	3.47	1,240,260	0.775		0.775		0.475		0.475		2.62		148

5.98	(4.21)	1,450,163	0.655		0.655		0.475		0.475		2.77		61

5.53	6.67	67,551	0.585	*	0.585	*	0.575	*	0.575	*	1.68	*	56

5.23	(14.99)	80,506	0.665		0.665		0.575		0.575		1.90		249

7.87	30.98	100,913	1.955		1.955		0.575		0.575		2.53		220

6.16	5.84	55,408	1.065		1.065		0.575		0.575		2.55		141

6.01	3.37	48,727	0.875		0.875		0.575		0.575		2.53		148

5.98	(4.31)	39,443	0.755		0.755		0.575		0.575		2.64		61

5.53	6.59	6,308	0.735	*	0.735	*	0.725	*	0.725	*	1.54	*	56

5.23	(15.12)	6,686	0.815		0.815		0.725		0.725		1.74		249

7.87	30.79	11,518	2.105		2.105		0.725		0.725		2.39		220

6.16	5.69	11,292	1.215		1.215		0.725		0.725		2.42		141

6.01	3.22	17,398	1.025		1.025		0.725		0.725		2.37		148

5.98	(4.46)	20,222	0.905		0.905		0.725		0.725		2.50		61

5.53	6.53	80,963	0.835	*	0.835	*	0.825	*	0.825	*	1.44	*	56

5.23	(15.20)	87,751	0.915		0.915		0.825		0.825		1.65		249

7.87	30.66	119,986	2.205		2.205		0.825		0.825		2.29		220

6.16	5.59	104,513	1.315		1.315		0.825		0.825		2.32		141

6.01	3.11	100,379	1.125		1.125		0.825		0.825		2.28		148

5.98	(4.55)	100,476	1.005		1.005		0.825		0.825		2.40		61

5.53	6.13	13,393	1.585	*	1.585	*	1.575	*	1.575	*	0.69	*	56

5.23	(15.84)	13,794	1.665		1.665		1.575		1.575		0.89		249

7.87	29.70	23,024	2.955		2.955		1.575		1.575		1.54		220

6.16	4.80	13,027	2.065		2.065		1.575		1.575		1.57		141

6.01	2.34	14,961	1.875		1.875		1.575		1.575		1.52		148

5.98	(5.27)	24,735	1.755		1.755		1.575		1.575		1.65		61

$10.46	1.00%	$1,561,353	0.46	%*	0.46	%*	0.46	%*	0.46	%*	1.50	%*	39%

10.42	4.17	1,438,994	0.46		0.46		0.46		0.46		1.75		315

10.50	6.15	1,444,444	0.61		0.61		0.46		0.46		3.00		374

10.16	3.45	1,449,803	0.60		0.60		0.46		0.46		2.97		392

10.09	1.18	1,363,477	0.51		0.51		0.46		0.46		2.16		306

10.15	2.23	1,358,377	0.50		0.50		0.46		0.46		2.53		269

10.46	0.95	4,817	0.56	*	0.56	*	0.56	*	0.56	*	1.41	*	39

10.42	4.07	2,905	0.56		0.56		0.56		0.56		1.68		315

10.50	6.04	4,178	0.71		0.71		0.56		0.56		2.97		374

10.16	3.34	6,062	0.70		0.70		0.56		0.56		2.87		392

10.09	1.08	5,390	0.61		0.61		0.56		0.56		2.06		306

10.15	2.13	6,434	0.60		0.60		0.56		0.56		2.44		269

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	27

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage-Backed Securities Fund
Institutional Class

04/01/2021 - 09/30/2021+	$10.71	$0.08	$0.04	$0.12	$(0.11)	$0.00	$0.00	$(0.11)

03/31/2021	10.54	0.22	0.24	0.46	(0.29)	0.00	0.00	(0.29)

03/31/2020	10.45	0.31	0.16	0.47	(0.38)	0.00	0.00	(0.38)

03/31/2019	10.35	0.32	0.16	0.48	(0.38)	0.00	0.00	(0.38)

03/31/2018	10.44	0.28	(0.05)	0.23	(0.32)	0.00	0.00	(0.32)

03/31/2017	10.56	0.25	(0.04)	0.21	(0.33)	0.00	0.00	(0.33)
I-2

04/01/2021 - 09/30/2021+	10.71	0.08	0.03	0.11	(0.10)	0.00	0.00	(0.10)

03/31/2021	10.54	0.20	0.25	0.45	(0.28)	0.00	0.00	(0.28)

03/31/2020	10.45	0.30	0.16	0.46	(0.37)	0.00	0.00	(0.37)

03/31/2019	10.35	0.31	0.16	0.47	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.44	0.27	(0.05)	0.22	(0.31)	0.00	0.00	(0.31)

03/31/2017	10.56	0.24	(0.04)	0.20	(0.32)	0.00	0.00	(0.32)
I-3

04/01/2021 - 09/30/2021+	10.71	0.07	0.04	0.11	(0.10)	0.00	0.00	(0.10)

03/31/2021	10.54	0.19	0.25	0.44	(0.27)	0.00	0.00	(0.27)

03/31/2020	10.45	0.29	0.17	0.46	(0.37)	0.00	0.00	(0.37)

04/27/2018 - 03/31/2019	10.28	0.30	0.21	0.51	(0.34)	0.00	0.00	(0.34)
Class A

04/01/2021 - 09/30/2021+	10.71	0.06	0.04	0.10	(0.09)	0.00	0.00	(0.09)

03/31/2021	10.54	0.17	0.24	0.41	(0.24)	0.00	0.00	(0.24)

03/31/2020	10.45	0.27	0.16	0.43	(0.34)	0.00	0.00	(0.34)

03/31/2019	10.35	0.27	0.17	0.44	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.44	0.24	(0.05)	0.19	(0.28)	0.00	0.00	(0.28)

03/31/2017	10.56	0.21	(0.04)	0.17	(0.29)	0.00	0.00	(0.29)
Class C

04/01/2021 - 09/30/2021+	10.71	0.01	0.04	0.05	(0.04)	0.00	0.00	(0.04)

03/31/2021	10.54	0.09	0.24	0.33	(0.16)	0.00	0.00	(0.16)

03/31/2020	10.45	0.19	0.16	0.35	(0.26)	0.00	0.00	(0.26)

03/31/2019	10.35	0.20	0.16	0.36	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.44	0.16	(0.05)	0.11	(0.20)	0.00	0.00	(0.20)

03/31/2017	10.56	0.13	(0.04)	0.09	(0.21)	0.00	0.00	(0.21)

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class

04/01/2021 - 09/30/2021+	$10.94	$0.17	$(0.01)	$0.16	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2021	10.37	0.38	0.63	1.01	(0.44)	0.00	0.00	(0.44)

03/31/2020	10.86	0.40	(0.41)	(0.01)	(0.48)	0.00	0.00	(0.48)

03/31/2019	11.02	0.44	(0.13)	0.31	(0.47)	0.00	0.00	(0.47)

03/31/2018	10.97	0.41	0.04	0.45	(0.40)	0.00	0.00	(0.40)

03/31/2017	10.94	0.45	0.15	0.60	(0.57)	0.00	0.00	(0.57)
I-2

04/01/2021 - 09/30/2021+	10.94	0.16	(0.01)	0.15	(0.17)	0.00	0.00	(0.17)

03/31/2021	10.37	0.36	0.63	0.99	(0.42)	0.00	0.00	(0.42)

03/31/2020	10.86	0.39	(0.41)	(0.02)	(0.47)	0.00	0.00	(0.47)

03/31/2019	11.02	0.43	(0.13)	0.30	(0.46)	0.00	0.00	(0.46)

03/31/2018	10.97	0.40	0.04	0.44	(0.39)	0.00	0.00	(0.39)

03/31/2017	10.94	0.47	0.12	0.59	(0.56)	0.00	0.00	(0.56)
I-3

04/01/2021 - 09/30/2021+	10.94	0.16	(0.01)	0.15	(0.17)	0.00	0.00	(0.17)

03/31/2021	10.37	0.36	0.63	0.99	(0.42)	0.00	0.00	(0.42)

03/31/2020	10.86	0.38	(0.41)	(0.03)	(0.46)	0.00	0.00	(0.46)

03/31/2019	10.97	0.39	(0.08)	0.31	(0.42)	0.00	0.00	(0.42)

28	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.72	1.09%	$141,037	0.50	%*	0.50	%*	0.50	%*	0.50	%*	1.54	%*	469%

10.71	4.36	128,747	0.52		0.52		0.50		0.50		2.02		909

10.54	4.55	110,220	0.75		0.75		0.50		0.50		2.95		884

10.45	4.74	93,074	0.75		0.75		0.50		0.50		3.09		790

10.35	2.25	105,852	0.52		0.52		0.50		0.50		2.70		949

10.44	2.04	116,443	0.50		0.50		0.50		0.50		2.39		1,611

10.72	1.04	22,031	0.60	*	0.60	*	0.60	*	0.60	*	1.42	*	469

10.71	4.26	28,619	0.62		0.62		0.60		0.60		1.90		909

10.54	4.45	17,379	0.85		0.85		0.60		0.60		2.85		884

10.45	4.64	9,964	0.85		0.85		0.60		0.60		3.03		790

10.35	2.15	6,430	0.62		0.62		0.60		0.60		2.60		949

10.44	1.94	7,933	0.60		0.60		0.60		0.60		2.28		1,611

10.72	1.02	4,666	0.65	*	0.70	*	0.65	*	0.70	*	1.38	*	469

10.71	4.21	4,667	0.67		0.72		0.65		0.70		1.78		909

10.54	4.41	26	0.90		0.95		0.65		0.70		2.76		884

10.45	5.06	111	0.90	*	0.95	*	0.65	*	0.70	*	3.18	*	790

10.72	0.89	34,067	0.90	*	0.90	*	0.90	*	0.90	*	1.12	*	469

10.71	3.95	37,503	0.92		0.92		0.90		0.90		1.62		909

10.54	4.14	33,554	1.15		1.15		0.90		0.90		2.57		884

10.45	4.32	38,041	1.15		1.15		0.90		0.90		2.67		790

10.35	1.84	52,447	0.92		0.92		0.90		0.90		2.33		949

10.44	1.63	23,161	0.90		0.90		0.90		0.90		1.99		1,611

10.72	0.47	2,216	1.65	*	1.65	*	1.65	*	1.65	*	0.14	*	469

10.71	3.17	12,991	1.67		1.67		1.65		1.65		0.87		909

10.54	3.38	12,808	1.90		1.90		1.65		1.65		1.78		884

10.45	3.55	3,982	1.90		1.90		1.65		1.65		1.92		790

10.35	1.08	5,479	1.67		1.67		1.65		1.65		1.53		949

10.44	0.87	9,226	1.65		1.65		1.65		1.65		1.24		1,611

$10.92	1.46%	$5,931,538	0.62	%*	0.62	%*	0.60	%*	0.60	%*	3.09	%*	379%

10.94	9.79	5,583,247	0.68		0.68		0.60		0.60		3.46		913

10.37	(0.24)	4,279,689	1.82		1.82		0.60		0.60		3.66		727

10.86	2.86	3,890,521	1.37		1.37		0.60		0.60		4.01		791

11.02	4.16	3,298,892	1.02		1.02		0.60		0.60		3.73		721

10.97	5.61	2,058,869	0.78		0.78		0.60		0.60		4.03		1,268

10.92	1.41	1,451,747	0.72	*	0.72	*	0.70	*	0.70	*	2.99	*	379

10.94	9.67	1,249,015	0.78		0.78		0.70		0.70		3.35		913

10.37	(0.34)	784,463	1.92		1.92		0.70		0.70		3.56		727

10.86	2.76	717,678	1.47		1.47		0.70		0.70		3.90		791

11.02	4.06	616,556	1.12		1.12		0.70		0.70		3.63		721

10.97	5.49	326,786	0.88		0.88		0.70		0.70		4.24		1,268

10.92	1.38	54,672	0.77	*	0.82	*	0.75	*	0.80	*	2.94	*	379

10.94	9.63	46,548	0.83		0.88		0.75		0.80		3.36		913

10.37	(0.38)	40,482	1.97		2.02		0.75		0.80		3.53		727

10.86	2.93	18,516	1.52	*	1.57	*	0.75	*	0.80	*	3.92	*	791

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	29

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage Opportunities and Bond Fund (Cont.)
Class A

04/01/2021 - 09/30/2021+	$10.94	$0.15	$(0.01)	$0.14	$(0.16)	$0.00	$0.00	$(0.16)

03/31/2021	10.37	0.33	0.63	0.96	(0.39)	0.00	0.00	(0.39)

03/31/2020	10.86	0.36	(0.42)	(0.06)	(0.43)	0.00	0.00	(0.43)

03/31/2019	11.02	0.39	(0.13)	0.26	(0.42)	0.00	0.00	(0.42)

03/31/2018	10.97	0.37	0.04	0.41	(0.36)	0.00	0.00	(0.36)

03/31/2017	10.94	0.41	0.15	0.56	(0.53)	0.00	0.00	(0.53)
Class C

04/01/2021 - 09/30/2021+	10.94	0.11	(0.01)	0.10	(0.12)	0.00	0.00	(0.12)

03/31/2021	10.37	0.25	0.63	0.88	(0.31)	0.00	0.00	(0.31)

03/31/2020	10.86	0.27	(0.41)	(0.14)	(0.35)	0.00	0.00	(0.35)

03/31/2019	11.02	0.31	(0.13)	0.18	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.97	0.28	0.05	0.33	(0.28)	0.00	0.00	(0.28)

03/31/2017	10.94	0.33	0.14	0.47	(0.44)	0.00	0.00	(0.44)

PIMCO Strategic Bond Fund
Institutional Class

04/01/2021 - 09/30/2021+	$10.98	$0.08	$(0.03)	$0.05	$(0.06)	$0.00	$0.00	$(0.06)

03/31/2021	10.28	0.20	0.69	0.89	(0.19)	0.00	0.00	(0.19)

03/31/2020	10.72	0.32	(0.40)	(0.08)	(0.36)	0.00	0.00	(0.36)

03/31/2019	10.61	0.27	0.14	0.41	(0.30)	0.00	0.00	(0.30)

03/31/2018	10.48	0.35	0.29	0.64	(0.51)	0.00	0.00	(0.51)

03/31/2017	9.91	0.35	0.48	0.83	(0.26)	0.00	0.00	(0.26)
I-2

04/01/2021 - 09/30/2021+	10.98	0.07	(0.02)	0.05	(0.06)	0.00	0.00	(0.06)

03/31/2021	10.28	0.19	0.69	0.88	(0.18)	0.00	0.00	(0.18)

03/31/2020	10.72	0.31	(0.40)	(0.09)	(0.35)	0.00	0.00	(0.35)

03/31/2019	10.61	0.26	0.14	0.40	(0.29)	0.00	0.00	(0.29)

03/31/2018	10.48	0.35	0.28	0.63	(0.50)	0.00	0.00	(0.50)

03/31/2017	9.91	0.33	0.49	0.82	(0.25)	0.00	0.00	(0.25)
Class A

04/01/2021 - 09/30/2021+	10.98	0.06	(0.03)	0.03	(0.04)	0.00	0.00	(0.04)

03/31/2021	10.28	0.15	0.70	0.85	(0.15)	0.00	0.00	(0.15)

03/31/2020	10.72	0.27	(0.39)	(0.12)	(0.32)	0.00	0.00	(0.32)

03/31/2019	10.61	0.23	0.14	0.37	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.48	0.31	0.29	0.60	(0.47)	0.00	0.00	(0.47)

03/31/2017	9.91	0.31	0.48	0.79	(0.22)	0.00	0.00	(0.22)
Class C

04/01/2021 - 09/30/2021+	10.98	0.01	(0.02)	(0.01)	(0.00)	0.00	0.00	(0.00)

03/31/2021	10.28	0.07	0.70	0.77	(0.07)	0.00	0.00	(0.07)

03/31/2020	10.72	0.20	(0.40)	(0.20)	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.61	0.15	0.14	0.29	(0.18)	0.00	0.00	(0.18)

03/31/2018	10.48	0.23	0.29	0.52	(0.39)	0.00	0.00	(0.39)

03/31/2017	9.91	0.23	0.49	0.72	(0.15)	0.00	0.00	(0.15)

PIMCO Total Return Fund II
Institutional Class

04/01/2021 - 09/30/2021+	$9.52	$0.06	$0.13	$0.19	$(0.06)	$0.00	$0.00	$(0.06)

03/31/2021	9.98	0.17	0.04	0.21	(0.19)	(0.47)	(0.01)	(0.67)

03/31/2020	9.64	0.29	0.46	0.75	(0.31)	(0.10)	0.00	(0.41)

03/31/2019	9.48	0.29	0.18	0.47	(0.31)	0.00	0.00	(0.31)

03/31/2018	9.58	0.24	(0.08)	0.16	(0.24)	(0.01)	(0.01)	(0.26)

03/31/2017	9.68	0.25	0.00	0.25	(0.32)	(0.02)	(0.01)	(0.35)
I-2

04/01/2021 - 09/30/2021+	9.52	0.05	0.14	0.19	(0.06)	0.00	0.00	(0.06)

03/31/2021	9.98	0.15	0.05	0.20	(0.18)	(0.47)	(0.01)	(0.66)

03/31/2020	9.64	0.27	0.47	0.74	(0.30)	(0.10)	0.00	(0.40)

03/31/2019	9.48	0.27	0.19	0.46	(0.30)	0.00	0.00	(0.30)

03/31/2018	9.58	0.23	(0.08)	0.15	(0.23)	(0.01)	(0.01)	(0.25)

03/31/2017	9.68	0.24	0.00	0.24	(0.31)	(0.02)	(0.01)	(0.34)

30	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.92	1.26%	$163,511	1.02	%*	1.02	%*	1.00	%*	1.00	%*	2.68	%*	379%

10.94	9.34	172,679	1.08		1.08		1.00		1.00		3.08		913

10.37	(0.64)	154,403	2.22		2.22		1.00		1.00		3.27		727

10.86	2.45	248,356	1.77		1.77		1.00		1.00		3.61		791

11.02	3.75	193,516	1.42		1.42		1.00		1.00		3.34		721

10.97	5.19	63,638	1.18		1.18		1.00		1.00		3.66		1,268

10.92	0.88	31,543	1.77	*	1.77	*	1.75	*	1.75	*	1.93	*	379

10.94	8.52	31,626	1.83		1.83		1.75		1.75		2.35		913

10.37	(1.39)	34,354	2.97		2.97		1.75		1.75		2.51		727

10.86	1.69	33,643	2.52		2.52		1.75		1.75		2.86		791

11.02	2.99	28,967	2.17		2.17		1.75		1.75		2.56		721

10.97	4.40	23,413	1.93		1.93		1.75		1.75		2.94		1,268

$10.97	0.47%	$86,347	0.51	%*	0.56	%*	0.51	%*	0.56	%*	1.41	%*	105%

10.98	8.70	71,748	0.52		0.57		0.51		0.56		1.82		385

10.28	(0.82)	48,748	0.52		0.57		0.51		0.56		2.98		345

10.72	3.90	89,156	0.64	(i)	0.66	(i)	0.60	(i)	0.62	(i)	2.54		294

10.61	6.21	33,299	0.72		0.72		0.70		0.70		3.26		154

10.48	8.52	68,762	0.71		0.71		0.70		0.70		3.40		316

10.97	0.42	38,101	0.61	*	0.66	*	0.61	*	0.66	*	1.32	*	105

10.98	8.59	42,685	0.62		0.67		0.61		0.66		1.72		385

10.28	(0.92)	32,022	0.62		0.67		0.61		0.66		2.90		345

10.72	3.80	54,627	0.74	(i)	0.76	(i)	0.70	(i)	0.72	(i)	2.44		294

10.61	6.11	17,669	0.82		0.82		0.80		0.80		3.27		154

10.48	8.41	9,217	0.81		0.81		0.80		0.80		3.25		316

10.97	0.27	27,210	0.91	*	0.96	*	0.91	*	0.96	*	1.01	*	105

10.98	8.26	28,203	0.92		0.97		0.91		0.96		1.43		385

10.28	(1.21)	24,574	0.92		0.97		0.91		0.96		2.57		345

10.72	3.49	50,086	1.04	(i)	1.06	(i)	1.00	(i)	1.02	(i)	2.19		294

10.61	5.79	30,996	1.12		1.12		1.10		1.10		2.95		154

10.48	8.09	25,593	1.11		1.11		1.10		1.10		3.02		316

10.97	(0.07)	3,821	1.66	*	1.71	*	1.66	*	1.71	*	0.27	*	105

10.98	7.46	4,385	1.67		1.72		1.66		1.71		0.69		385

10.28	(1.95)	4,788	1.67		1.72		1.66		1.71		1.83		345

10.72	2.72	8,203	1.79	(i)	1.81	(i)	1.75	(i)	1.77	(i)	1.39		294

10.61	5.01	3,910	1.87		1.87		1.85		1.85		2.19		154

10.48	7.27	4,938	1.86		1.86		1.85		1.85		2.25		316

$9.65	2.03%	$663,733	0.50	%*	0.50	%*	0.50	%*	0.50	%*	1.15	%*	123%

9.52	2.01	605,257	0.50		0.50		0.50		0.50		1.67		483

9.98	7.85	554,187	0.76		0.76		0.50		0.50		2.91		607

9.64	5.04	497,650	0.85		0.85		0.50		0.50		3.06		587

9.48	1.67	590,406	0.57		0.57		0.50		0.50		2.46		605

9.58	2.60	566,900	0.56		0.56		0.50		0.50		2.54		595

9.65	1.98	9,723	0.60	*	0.60	*	0.60	*	0.60	*	1.05	*	123

9.52	1.90	11,474	0.60		0.60		0.60		0.60		1.52		483

9.98	7.74	4,034	0.86		0.86		0.60		0.60		2.78		607

9.64	4.92	2,229	0.95		0.95		0.60		0.60		2.87		587

9.48	1.57	13,119	0.67		0.67		0.60		0.60		2.37		605

9.58	2.50	11,355	0.66		0.66		0.60		0.60		2.43		595

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	31

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Total Return Fund II (Cont.)
Administrative Class

04/01/2021 - 09/30/2021+	$9.52	$0.04	$0.14	$0.18	$(0.05)	$0.00	$0.00	$(0.05)

03/31/2021	9.98	0.16	0.03	0.19	(0.17)	(0.47)	(0.01)	(0.65)

03/31/2020	9.64	0.26	0.46	0.72	(0.28)	(0.10)	0.00	(0.38)

03/31/2019	9.48	0.27	0.17	0.44	(0.28)	0.00	0.00	(0.28)

03/31/2018	9.58	0.21	(0.07)	0.14	(0.22)	(0.01)	(0.01)	(0.24)

03/31/2017	9.68	0.22	0.00	0.22	(0.29)	(0.02)	(0.01)	(0.32)

PIMCO Total Return Fund IV
Institutional Class

04/01/2021 - 09/30/2021+	$10.96	$0.10	$0.14	$0.24	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2021	10.85	0.23	0.11	0.34	(0.12)	0.00	(0.11)	(0.23)

03/31/2020	10.40	0.29	0.46	0.75	(0.30)	0.00	0.00	(0.30)

03/31/2019	10.26	0.27	0.15	0.42	(0.28)	0.00	0.00	(0.28)

03/31/2018	10.28	0.20	(0.03)	0.17	(0.14)	0.00	(0.05)	(0.19)

03/31/2017	10.37	0.23	(0.02)	0.21	(0.26)	(0.04)	0.00	(0.30)
Class A

04/01/2021 - 09/30/2021+	10.96	0.08	0.14	0.22	(0.08)	0.00	0.00	(0.08)

03/31/2021	10.85	0.19	0.11	0.30	(0.08)	0.00	(0.11)	(0.19)

03/31/2020	10.40	0.25	0.46	0.71	(0.26)	0.00	0.00	(0.26)

03/31/2019	10.26	0.23	0.15	0.38	(0.24)	0.00	0.00	(0.24)

03/31/2018	10.28	0.16	(0.02)	0.14	(0.11)	0.00	(0.05)	(0.16)

03/31/2017	10.37	0.20	(0.02)	0.18	(0.23)	(0.04)	0.00	(0.27)

PIMCO Total Return ESG Fund
Institutional Class

04/01/2021 - 09/30/2021+	$9.33	$0.10	$0.12	$0.22	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2021	9.38	0.21	0.17	0.38	(0.23)	(0.20)	0.00	(0.43)

03/31/2020	9.04	0.27	0.39	0.66	(0.32)	0.00	0.00	(0.32)

03/31/2019	8.95	0.25	0.08	0.33	(0.24)	0.00	0.00	(0.24)

03/31/2018	9.00	0.20	(0.07)	0.13	(0.17)	0.00	(0.01)	(0.18)

03/31/2017	9.04	0.28	(0.05)	0.23	(0.26)	(0.01)	0.00	(0.27)
I-2

04/01/2021 - 09/30/2021+	9.33	0.10	0.12	$0.22	(0.10)	0.00	0.00	(0.10)

03/31/2021	9.38	0.20	0.17	0.37	(0.22)	(0.20)	0.00	(0.42)

03/31/2020	9.04	0.26	0.39	0.65	(0.31)	0.00	0.00	(0.31)

03/31/2019	8.95	0.24	0.08	0.32	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.00	0.19	(0.07)	0.12	(0.16)	0.00	(0.01)	(0.17)

03/31/2017	9.04	0.27	(0.05)	0.22	(0.25)	(0.01)	0.00	(0.26)
Administrative Class

04/01/2021 - 09/30/2021+	9.33	0.09	0.12	$0.21	(0.09)	0.00	0.00	(0.09)

03/31/2021	9.38	0.20	0.16	0.36	(0.21)	(0.20)	0.00	(0.41)

03/31/2020	9.04	0.24	0.40	0.64	(0.30)	0.00	0.00	(0.30)

03/31/2019	8.95	0.22	0.09	0.31	(0.22)	0.00	0.00	(0.22)

03/31/2018	9.00	0.17	(0.06)	0.11	(0.15)	0.00	(0.01)	(0.16)

03/31/2017	9.04	0.26	(0.06)	0.20	(0.23)	(0.01)	0.00	(0.24)

32	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.65	1.90%	$1,996	0.75	%*	0.75	%*	0.75	%*	0.75	%*	0.90	%*	123%

9.52	1.75	2,397	0.75		0.75		0.75		0.75		1.57		483

9.98	7.58	11,788	1.01		1.01		0.75		0.75		2.65		607

9.64	4.78	10,970	1.10		1.10		0.75		0.75		2.83		587

9.48	1.42	11,397	0.82		0.82		0.75		0.75		2.20		605

9.58	2.34	12,993	0.81		0.81		0.75		0.75		2.30		595

$11.10	2.15%	$348,722	0.50	%*	0.50	%*	0.50	%*	0.50	%*	1.76	%*	135%

10.96	3.13	449,336	0.52		0.52		0.50		0.50		2.08		403

10.85	7.22	415,646	0.80		0.80		0.50		0.50		2.68		401

10.40	4.15	556,025	0.69		0.69		0.50		0.50		2.62		579

10.26	1.66	1,491,956	0.53		0.53		0.50		0.50		1.93		489

10.28	2.11	1,397,034	0.56		0.56		0.50		0.50		2.24		478

11.10	1.97	17,322	0.85	*	0.85	*	0.85	*	0.85	*	1.40	*	135

10.96	2.77	17,292	0.87		0.87		0.85		0.85		1.73		403

10.85	6.85	15,733	1.15		1.15		0.85		0.85		2.30		401

10.40	3.79	10,748	1.04		1.04		0.85		0.85		2.32		579

10.26	1.31	11,334	0.88		0.88		0.85		0.85		1.59		489

10.28	1.75	14,779	0.91		0.91		0.85		0.85		1.89		478

$9.45	2.38%	$1,989,278	0.51	%*	0.51	%*	0.50	%*	0.50	%*	2.11	%*	88%

9.33	3.97	1,774,662	0.53		0.53		0.50		0.50		2.21		327

9.38	7.40	1,230,121	0.96		0.96		0.50		0.50		2.85		396

9.04	3.81	1,022,259	0.84		0.84		0.50		0.50		2.80		514

8.95	1.46	899,667	0.67		0.67		0.50		0.50		2.15		506

9.00	2.49	982,948	0.59		0.59		0.50		0.50		3.09		557

9.45	2.33	403,531	0.61	*	0.61	*	0.60	*	0.60	*	2.01	*	88

9.33	3.86	331,326	0.63		0.63		0.60		0.60		2.11		327

9.38	7.30	214,088	1.06		1.06		0.60		0.60		2.73		396

9.04	3.71	124,601	0.94		0.94		0.60		0.60		2.71		514

8.95	1.36	90,213	0.77		0.77		0.60		0.60		2.06		506

9.00	2.39	44,690	0.69		0.69		0.60		0.60		3.00		557

9.45	2.55	22,556	0.76	*	0.76	*	0.75	*	0.75	*	1.86	*	88

9.33	3.71	20,325	0.78		0.78		0.75		0.75		2.04		327

9.38	7.14	36,533	1.21		1.21		0.75		0.75		2.63		396

9.04	3.55	43,323	1.09		1.09		0.75		0.75		2.55		514

8.95	1.20	43,916	0.92		0.92		0.75		0.75		1.91		506

9.00	2.23	25,964	0.84		0.84		0.75		0.75		2.90		557

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	33

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Total Return ESG Fund (Cont.)
Class A

04/01/2021 - 09/30/2021+	$9.33	$0.08	$0.12	$0.20	$(0.08)	$0.00	$0.00	$(0.08)

03/31/2021	9.38	0.16	0.18	0.34	(0.19)	(0.20)	0.00	(0.39)

02/03/2020 - 03/31/2020	9.49	0.03	(0.10)	(0.07)	(0.04)	0.00	0.00	(0.04)
Class C

04/01/2021 - 09/30/2021+	9.33	0.05	0.12	0.17	(0.05)	0.00	0.00	(0.05)

03/31/2021	9.38	0.09	0.18	0.27	(0.12)	(0.20)	0.00	(0.32)

02/03/2020 - 03/31/2020	9.49	0.02	(0.11)	(0.09)	(0.02)	0.00	0.00	(0.02)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(e)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(f)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.
(g)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.
(h)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.
(i)	Effective October 1, 2018, the Class’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.25%.

34	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.45	2.17%	$18,348	0.91	%*	0.91	%*	0.90	%*	0.90	%*	1.71	%*	88%

9.33	3.56	8,282	0.93		0.93		0.90		0.90		1.68		327

9.38	(0.79)	104	1.36	*	1.36	*	0.90	*	0.90	*	2.29	*	396

9.45	1.79	807	1.66	*	1.66	*	1.65	*	1.65	*	0.96	*	88

9.33	2.80	523	1.68		1.68		1.65		1.65		0.95		327

9.38	(0.90)	12	2.11	*	2.11	*	1.65	*	1.65	*	1.52	*	396

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	35

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Assets:

Investments, at value
Investments in securities*	$3,154,002	$1,987,834	$3,471,026	$5,380,536	$1,132,630	$1,411,746
Investments in Affiliates	1,229,886	27,306	6,265	62,441	161	173,633
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,952	176	386	656	268	1,092
Over the counter	22,953	623	538	5,249	299	3,122
Cash	80	1	33	430	4	355
Deposits with counterparty	6,822	6,265	16,263	7,408	1,470	10,733
Foreign currency, at value	14,357	615	0	2,020	0	3,104
Receivable for investments sold	41,667	2	235	581,761	73	577
Receivable for TBA investments sold	171,401	17,189	3,207,112	110,175	77,048	113,258
Receivable for Fund shares sold	52,983	25,404	853	1,488	193	166
Interest and/or dividends receivable	18,635	4,484	3,931	28,063	3,086	5,232
Dividends receivable from Affiliates	386	16	3	44	0	78
Reimbursement receivable from PIMCO	0	0	0	0	0	0
Total Assets	4,716,124	2,069,915	6,706,645	6,180,271	1,215,232	1,723,096

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,444	$615,537	$247,374	$2,137,776	$178,844	$0
Payable for sale-buyback transactions	0	0	0	998	0	0
Payable for short sales	109,847	2,996	656,956	22,171	44,598	11,192
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,237	858	207	2,881	405	161
Over the counter	10,856	868	2,124	2,646	370	3,973
Payable for investments purchased	51,198	7,699	28,802	43,234	456	35,399
Payable for investments in Affiliates purchased	386	16	3	44	0	78
Payable for unfunded loan commitments	26	0	0	0	0	0
Payable for TBA investments purchased	102,631	22,295	4,139,452	123,926	46,232	102,043
Deposits from counterparty	14,781	590	5,253	4,360	683	2,135
Payable for Fund shares redeemed	3,842	65	4,842	1,971	847	1,157
Distributions payable	347	0	375	367	32	205
Overdraft due to Custodian	0	0	0	0	0	0
Accrued investment advisory fees	1,944	284	347	806	153	316
Accrued supervisory and administrative fees	949	286	437	819	184	266
Accrued distribution fees	17	0	19	2	10	0
Accrued servicing fees	59	0	70	8	20	0
Accrued reimbursement to PIMCO	13	0	0	0	0	0
Other liabilities	5	1	3	18	1	1
Total Liabilities	301,582	651,495	5,086,264	2,342,027	272,835	156,926

Net Assets	$4,414,542	$1,418,420	$1,620,381	$3,838,244	$942,397	$1,566,170

Net Assets Consist of:

Paid in capital	$4,776,169	$1,292,654	$1,648,432	$3,726,081	$1,135,837	$1,553,132
Distributable earnings (accumulated loss)	(361,627)	125,766	(28,051)	112,163	(193,440)	13,038

Net Assets	$4,414,542	$1,418,420	$1,620,381	$3,838,244	$942,397	$1,566,170

Cost of investments in securities	$3,120,505	$1,973,388	$3,456,045	$5,255,975	$1,196,500	$1,391,914
Cost of investments in Affiliates	$1,229,611	$27,304	$6,264	$62,413	$161	$173,545
Cost of foreign currency held	$14,550	$616	$0	$2,015	$0	$3,124
Proceeds received on short sales	$109,873	$2,990	$659,095	$22,127	$44,779	$11,171
Cost or premiums of financial derivative instruments, net	$2,962	$(269)	$(11,692)	$27,392	$1,796	$(904)

* Includes repurchase agreements of:	$4,910	$510	$518	$6,260	$5,540	$45,068

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$349,426	$12,434,172	$113,265	$670,526	$376,806	$2,892,154
15,151	106,455	41,630	65,140	18,482	0

46	3,076	104	118	161	825
53	103,000	662	0	1,053	7,294
4	0	1	334	1	0
1,896	5,889	1,156	2,948	1,522	14,682
0	663	562	0	920	4,617
4,074	576	1,616	1	0	17,644
209,107	5,692,220	1,509	122,742	49,963	471,993
42	36,558	272	594	155	59,489
521	27,337	537	2,790	1,663	15,307
1	6	6	27	3	0
0	2	6	0	0	0
580,321	18,409,954	161,326	865,220	450,729	3,484,005

$22,384	$2,252,345	$899	$0	$0	$316,931
0	0	0	0	0	0
40,597	1,196,438	2,071	0	0	7,513

55	3,951	93	26	29	462
282	113,508	872	24	424	2,096
14,196	503,781	509	5,097	5	45,205
1	6	6	27	3	0
	0	0		0	0
298,207	6,632,439	1,004	183,368	82,001	667,783
39	30,396	164	127	1,136	5,968
433	37,954	140	703	929	2,264
8	1,791	2	114	0	232
0	368	0	0	0	0
43	2,186	32	140	76	488
50	1,712	46	141	77	523
1	19	2	0	0	5
8	41	7	0	4	4
0	0	0	0	0	0
0	8	0	1	1	11
376,304	10,776,943	5,847	189,768	84,685	1,049,485

$204,017	$7,633,011	$155,479	$675,452	$366,044	$2,434,520

$210,400	$7,693,791	$153,558	$676,216	$363,264	$2,399,475
(6,383)	(60,780)	1,921	(764)	2,780	35,045

$204,017	$7,633,011	$155,479	$675,452	$366,044	$2,434,520

$343,872	$12,406,330	$111,003	$665,002	$372,132	$2,867,292
$15,148	$106,443	$41,619	$65,079	$18,478	$0
$0	$674	$570	$0	$927	$4,656
$40,693	$1,199,202	$2,068	$0	$0	$7,545
$(914)	$(46,040)	$(2,209)	$943	$(324)	$(405)

$532	$0	$426	$5,175	$805	$5,557

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	37

Statements of Assets and Liabilities	(Cont.)

	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Net Assets:

Institutional Class	$3,725,163	$1,395,942	$727,358	$3,693,926	$774,182	$1,561,353
I-2	399,073	22,478	554,416	109,351	67,551	4,817
I-3	6,485	N/A	4,839	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	6,308	N/A
Class A	252,594	N/A	304,871	31,914	80,963	N/A
Class C	25,045	N/A	28,897	3,053	13,393	N/A
Class R	6,182	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	345,947	179,627	64,380	353,521	140,111	149,235
I-2	37,060	2,892	49,073	10,465	12,225	460
I-3	602	N/A	428	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	1,142	N/A
Class A	23,458	N/A	26,984	3,054	14,653	N/A
Class C	2,326	N/A	2,558	292	2,424	N/A
Class R	574	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.77	$7.77	$11.30	$10.45	$5.53	$10.46
I-2	10.77	7.77	11.30	10.45	5.53	10.46
I-3	10.77	N/A	11.30	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	5.53	N/A
Class A	10.77	N/A	11.30	10.45	5.53	N/A
Class C	10.77	N/A	11.30	10.45	5.53	N/A
Class R	10.77	N/A	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

(a) Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

38	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$141,037	$5,931,538	$86,347	$663,733	$348,722	$1,989,278
22,031	1,451,747	38,101	9,723	N/A	403,531
4,666	54,672	N/A	N/A	N/A	N/A
N/A	N/A	N/A	1,996	N/A	22,556
34,067	163,511	27,210	N/A	17,322	18,348
2,216	31,543	3,821	N/A	N/A	807
N/A	N/A	N/A	N/A	N/A	N/A

13,155	543,027	7,871	68,749	31,411	210,480
2,055	132,907	3,473	1,007	N/A	42,696
435	5,005	N/A	N/A	N/A	N/A
N/A	N/A	N/A	207	N/A	2,387
3,178	14,969	2,481	N/A	1,560	1,941
206	2,888	348	N/A	N/A	85
N/A	N/A	N/A	N/A	N/A	N/A

$10.72	$10.92	$10.97	$9.65	$11.10	$9.45
10.72	10.92	10.97	9.65	N/A	9.45
10.72	10.92	N/A	N/A	N/A	N/A
N/A	N/A	N/A	9.65	N/A	9.45
10.72	10.92	10.97	N/A	11.10	9.45
10.72	10.92	10.97	N/A	N/A	9.45
N/A	N/A	N/A	N/A	N/A	N/A

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	39

Statements of Operations

Six Months Ended September 30, 2021 (Unaudited)
(Amounts in thousands†)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Investment Income:

Interest, net of foreign taxes*	$93,475	$18,696	$9,915	$76,227	$8,450	$14,076
Dividends	472	0	0	756	0	311
Dividends from Investments in Affiliates	2,208	103	75	285	0	488
Total Income	96,155	18,799	9,990	77,268	8,450	14,875

Expenses:

Investment advisory fees	11,173	1,460	2,327	4,700	835	1,892
Supervisory and administrative fees	5,482	1,471	2,935	4,784	1,018	1,591
Distribution and/or servicing fees - Administrative Class	N/A	N/A	N/A	N/A	8	N/A
Distribution fees - Class C	102	N/A	125	13	52	N/A
Distribution fees - Class R	8	N/A	N/A	N/A	N/A	N/A
Servicing fees - Class A	325	N/A	412	43	104	N/A
Servicing fees - Class C	34	N/A	42	4	17	N/A
Servicing fees - Class R	7	N/A	N/A	N/A	N/A	N/A
Trustee fees	9	3	5	8	2	3
Interest expense	19	125	70	418	52	7
Miscellaneous expense	101	0	0	0	0	0
Total Expenses	17,260	3,059	5,916	9,970	2,088	3,493
Waiver and/or Reimbursement by PIMCO	(10)	0	(1)	0	0	0
Net Expenses	17,250	3,059	5,915	9,970	2,088	3,493

Net Investment Income (Loss)	78,905	15,740	4,075	67,298	6,362	11,382

Net Realized Gain (Loss):

Investments in securities	15,618	(20,799)	662	(74,760)	(47,830)	2,151
Investments in Affiliates	(24)	2	38	1	0	0
Exchange-traded or centrally cleared financial derivative instruments	(28,250)	2,399	1,461	22,679	10,220	(904)
Over the counter financial derivative instruments	5,686	568	6,427	3,080	211	7,155
Short sales	1,010	0	0	0	0	0
Foreign currency	1,873	(35)	0	(257)	0	(188)

Net Realized Gain (Loss)	(4,087)	(17,865)	8,588	(49,257)	(37,399)	8,214

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(57,011)	113,436	(6,502)	275,881	86,280	(1,377)
Investments in Affiliates	(535)	(41)	18	(111)	0	(162)
Exchange-traded or centrally cleared financial derivative instruments	(8,457)	(14,866)	1,019	(40,143)	(16,324)	4,824
Over the counter financial derivative instruments	4,912	(40)	(12)	2,769	(49)	(8,175)
Short sales	(52)	0	0	0	0	0
Foreign currency assets and liabilities	(91)	(8)	0	(207)	0	53

Net Change in Unrealized Appreciation (Depreciation)	(61,234)	98,481	(5,477)	238,189	69,907	(4,837)

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,584	$96,356	$7,186	$256,230	$38,870	$14,759

* Foreign tax withholdings	$15	$0	$0	$14	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

† A zero balance may reflect actual amounts rounding to less than one thousand.

40	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$2,147	$137,774	$1,419	$5,239	$4,743	$29,848
0	0	2	0	0	0
12	44	40	163	16	0
2,159	137,818	1,461	5,402	4,759	29,848

266	13,014	190	819	527	2,850
313	10,174	273	824	536	3,050
N/A	N/A	N/A	3	N/A	28
18	120	15	N/A	N/A	3
N/A	N/A	N/A	N/A	N/A	N/A
44	215	36	N/A	22	22
6	40	5	N/A	N/A	1
N/A	N/A	N/A	N/A	N/A	N/A
1	16	0	2	1	5
1	643	1	0	3	82
0	0	4	0	0	0
649	24,222	524	1,648	1,089	6,041
(1)	(13)	(38)	0	0	0
648	24,209	486	1,648	1,089	6,041

1,511	113,609	975	3,754	3,670	23,807

392	48,062	618	2,282	3,682	6,044
1	4	0	(1)	(2)	0
24	52,655	(318)	1,273	1,544	872
613	29,351	885	88	2,288	7,346
0	0	39	0	0	0
0	1,438	192	0	69	(1,314)

1,030	131,510	1,416	3,642	7,581	12,948

(181)	(72,501)	(355)	5,695	725	20,301
4	25	9	(52)	3	0
(60)	(36,329)	(781)	26	(635)	(3,402)
(34)	(28,750)	(702)	54	(1,528)	(1,200)
0	0	(2)	0	0	0
0	(709)	(27)	0	(48)	(13)

(271)	(138,264)	(1,858)	5,723	(1,483)	15,686

$2,270	$106,855	$533	$13,119	$9,768	$52,441

$0	$0	$0	$0	$0	$0

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	41

Statements of Changes in Net Assets

	PIMCO Dynamic Bond Fund		PIMCO Extended Duration Fund		PIMCO GNMA and Government Securities Fund		PIMCO Long Duration Total Return Fund

(Amounts in thousands†)	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$78,905	$128,569	$15,740	$36,752	$4,075	$18,737	$67,298	$132,727
Net realized gain (loss)	(4,087)	(18,730)	(17,865)	396,764	8,588	32,341	(49,257)	454,049
Net change in unrealized appreciation (depreciation)	(61,234)	263,895	98,481	(661,964)	(5,477)	(7,746)	238,189	(531,615)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,584	373,734	96,356	(228,448)	7,186	43,332	256,230	55,161

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(34,698)	(91,939)	(13,848)	(182,470)	(7,765)	(17,482)	(61,330)	(413,516)
I-2	(3,428)	(9,817)	(257)	(8,151)	(5,778)	(15,784)	(1,855)	(13,072)
I-3	(66)	(203)	N/A	N/A	(26)	(166)	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	(2,143)	(6,824)	N/A	N/A	(2,426)	(5,462)	(514)	(6,306)
Class C	(123)	(1,136)	N/A	N/A	(119)	(499)	(38)	(431)
Class R	(42)	(137)	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	0	0	0	0	0
I-2	0	0	0	0	0	0	0	0
I-3	0	0	N/A	N/A	0	0	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	0	0	N/A	N/A	0	0	0	0
Class C	0	0	N/A	N/A	0	0	0	0
Class R	0	0	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(40,500)	(110,056)	(14,105)	(190,621)	(16,114)	(39,393)	(63,737)	(433,325)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	566,266	232,367	257,431	63,963	(522,106)	577,020	470,051	272,962

Total Increase (Decrease) in Net Assets	539,350	496,045	339,682	(355,106)	(531,034)	580,959	662,544	(105,202)

Net Assets:

Beginning of period	3,875,192	3,379,147	1,078,738	1,433,844	2,151,415	1,570,456	3,175,700	3,280,902
End of period	$4,414,542	$3,875,192	$1,418,420	$1,078,738	$1,620,381	$2,151,415	$3,838,244	$3,175,700

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

† A zero balance may reflect actual amounts rounding to less than one thousand.

* See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.

(a) The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

42	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Long-Term U.S. Government Fund		PIMCO Moderate Duration Fund		PIMCO Mortgage-Backed Securities Fund		PIMCO Mortgage Opportunities and Bond Fund

Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

$6,362	$16,614	$11,382	$24,830	$1,511	$3,705	$113,609	$208,363
(37,399)	198,061	8,214	60,259	1,030	967	131,510	(44,227)
69,907	(328,655)	(4,837)	(26,422)	(271)	3,100	(138,264)	371,565

38,870	(113,980)	14,759	58,667	2,270	7,772	106,855	535,701

(5,145)	(114,964)	(9,275)	(66,517)	(1,421)	(3,225)	(94,991)	(196,395)
(722)	(22,071)	(22)	(232)	(239)	(687)	(21,321)	(36,936)
N/A	N/A	N/A	N/A	(43)	(71)	(790)	(1,435)
(53)	(2,199)	N/A	N/A	N/A	N/A	N/A	N/A
(623)	(26,526)	N/A	N/A	(278)	(852)	(2,452)	(6,092)
(52)	(4,586)	N/A	N/A	(19)	(203)	(335)	(961)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
N/A	N/A	N/A	N/A	0	0	0	0
0	0	N/A	N/A	N/A	N/A	N/A	N/A
0	0	N/A	N/A	0	0	0	0
0	0	N/A	N/A	0	0	0	0
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(6,595)	(170,346)	(9,297)	(66,749)	(2,000)	(5,038)	(119,889)	(241,819)

139,847	377,109	118,809	1,359	(8,780)	35,806	562,930	1,495,842

172,122	92,783	124,271	(6,723)	(8,510)	38,540	549,896	1,789,724

770,275	677,492	1,441,899	1,448,622	212,527	173,987	7,083,115	5,293,391
$942,397	$770,275	$1,566,170	$1,441,899	$204,017	$212,527	$7,633,011	$7,083,115

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	43

Statements of Changes in Net Assets (Cont.)

	PIMCO Strategic Bond Fund		PIMCO Total Return Fund II		PIMCO Total Return Fund IV		PIMCO Total Return ESG Fund

(Amounts in thousands†)	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$975	$1,996	$3,754	$10,065	$3,670	$9,465	$23,807	$39,189
Net realized gain (loss)	1,416	(393)	3,642	13,331	7,581	2,167	12,948	25,933
Net change in unrealized appreciation (depreciation)	(1,858)	7,577	5,723	(13,225)	(1,483)	1,293	15,686	(17,378)

Net Increase (Decrease) in Net Assets Resulting from Operations	533	9,180	13,119	10,171	9,768	12,925	52,441	47,744

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(441)	(956)	(4,168)	(39,132)	(3,442)	(4,842)	(19,991)	(67,426)
I-2	(208)	(563)	(60)	(812)	N/A	N/A	(3,808)	(12,088)
I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	(11)	(266)	N/A	N/A	(210)	(881)
Class A	(103)	(356)	N/A	N/A	(118)	(130)	(157)	(168)
Class C	(1)	(30)	N/A	N/A	N/A	N/A	(4)	(10)
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	(391)	0	(4,245)	0	0
I-2	0	0	0	(8)	N/A	N/A	0	0
I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	0	(6)	N/A	N/A	0	0
Class A	0	0	N/A	N/A	0	(167)	0	0
Class C	0	0	N/A	N/A	N/A	N/A	0	0
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(753)	(1,905)	(4,239)	(40,615)	(3,560)	(9,384)	(24,170)	(80,573)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	8,678	29,614	47,444	79,563	(106,792)	31,708	271,131	687,089

Total Increase (Decrease) in Net Assets	8,458	36,889	56,324	49,119	(100,584)	35,249	299,402	654,260

Net Assets:

Beginning of period	147,021	110,132	619,128	570,009	466,628	431,379	2,135,118	1,480,858
End of period	$155,479	$147,021	$675,452	$619,128	$366,044	$466,628	$2,434,520	$2,135,118

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

† A zero balance may reflect actual amounts rounding to less than one thousand.

* See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.

(a) The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

44	PIMCO BOND FUNDS	See Accompanying Notes

Statements of Cash Flows

Six Months Ended September 30, 2021 (Unaudited)
(Amounts in thousands†)	PIMCO Extended Duration Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Mortgage Opportunities and Bond Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$96,356	$256,230	$38,870	$106,855

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(698,303)	(2,378,664)	(570,172)	(49,962,599)
Proceeds from sales of long-term securities	588,003	2,273,455	751,472	49,730,380
(Purchases) Proceeds from sales of short-term portfolio investments, net	(5,013)	785	(5,540)	153,006
(Increase) decrease in deposits with counterparty	1,340	(1,128)	(296)	1,386
(Increase) decrease in receivable for investments sold	(1,934)	49,134	75,163	5,500,853
(Increase) decrease in interest and/or dividends receivable	(1,004)	1,364	742	(1,531)
(Increase) decrease in dividends receivable from Affiliates	3	7	0	15
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(11,145)	(13,267)	(5,449)	18,116
Proceeds from (Payments on) over the counter financial derivative instruments	811	3,725	172	43,793
(Increase) decrease in other assets	0	0	1	0
Increase (decrease) in payable for investments purchased	(661)	38,226	(65,981)	(6,405,164)
Increase (decrease) in deposits from counterparty	0	388	(260)	(15,710)
Increase (decrease) in accrued investment advisory fees	63	140	9	111
Increase (decrease) in accrued supervisory and administrative fees	63	138	9	93
Increase (decrease) in accrued distribution fees	0	0	(1)	(1)
Increase (decrease) in accrued servicing fees	0	(1)	(3)	(2)
Proceeds from (Payments on) short sales transactions, net	2,990	(7,459)	4,760	(280,935)
Proceeds from (Payments on) foreign currency transactions	(43)	(464)	0	729
Increase (decrease) in other liabilities	1	18	1	8
Net Realized (Gain) Loss
Investments in securities	20,799	74,760	47,830	(48,062)
Investments in Affiliates	(2)	(1)	0	(4)
Exchange-traded or centrally cleared financial derivative instruments	(2,399)	(22,679)	(10,220)	(52,655)
Over the counter financial derivative instruments	(568)	(3,080)	(211)	(29,351)
Foreign currency	35	257	0	(1,438)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(113,436)	(275,881)	(86,280)	72,501
Investments in Affiliates	41	111	0	(25)
Exchange-traded or centrally cleared financial derivative instruments	14,866	40,143	16,324	36,329
Over the counter financial derivative instruments	40	(2,769)	49	28,750
Foreign currency assets and liabilities	8	207	0	709
Net amortization (accretion) on investments	(12,075)	(5,090)	(960)	49,563

Net Cash Provided by (Used for) Operating Activities	(121,164)	28,605	190,029	(1,054,280)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	420,402	909,450	352,581	1,728,736
Payments on shares redeemed	(202,482)	(486,164)	(213,963)	(1,310,288)
Increase (decrease) in overdraft due to custodian	0	0	0	368
Cash distributions paid*	(4)	(1,304)	(236)	(10,668)
Proceeds from reverse repurchase agreements	9,009,226	73,402,929	3,853,974	10,282,701
Payments on reverse repurchase agreements	(8,978,501)	(73,526,079)	(4,130,193)	(9,645,705)
Proceeds from sale-buyback transactions	8,088,676	4,670,685	3,089,616	27,232,212
Payments on sale-buyback transactions	(8,219,862)	(5,001,158)	(3,144,278)	(27,239,183)

Net Cash Received from (Used for) Financing Activities	117,455	(31,641)	(192,499)	1,038,173

Net Increase (Decrease) in Cash and Foreign Currency	(3,709)	(3,036)	(2,470)	(16,107)

Cash and Foreign Currency:

Beginning of period	4,325	5,486	2,474	16,770
End of period	$616	$2,450	$4	$663

* Reinvestment of distributions	$14,101	$62,266	$6,377	$109,077

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$151	$388	$60	$659

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	45

Schedule of Investments	PIMCO Dynamic Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 71.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.2%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$5,100	$5,279

Adient US LLC
3.584% (LIBOR03M + 3.500%) due 04/08/2028 ~		1,995	1,998

Ahlstrom-Munksjo Oyj
4.132% - 4.750% (LIBOR03M + 4.000%) due 02/04/2028 ~		1,692	1,697

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~		2,000	2,011

Brookfield Retail Holdings
2.584% (LIBOR03M + 2.500%) due 08/27/2025 ~		2,610	2,583

Caesars Resort Collection LLC
2.834% (LIBOR03M + 2.750%) due 12/23/2024 ~		695	691
3.580% (LIBOR03M + 3.500%) due 07/21/2025 ~		9,133	9,155

Carnival Corp.
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~		3,069	3,061

CommScope, Inc.
3.334% (LIBOR03M + 3.250%) due 04/06/2026 ~		4,455	4,439

Coty, Inc.
1.750% (EUR003M + 1.750%) due 04/05/2023 ~	EUR	415	478

Dei Sales, Inc.
5.584% - 6.250% (LIBOR03M + 5.500%) due 04/23/2028 «~		$5,168	5,129

Dell International LLC
2.000% (LIBOR03M + 1.750%) due 09/19/2025 ~		190	190

Hertz Corp.
4.000% (LIBOR03M + 3.500%) due 06/30/2028 ~		2,865	2,870

Intelsat Jackson Holdings S.A.
TBD% - 5.750% (LIBOR03M + 4.750%) due 10/13/2022 «~µ		157	156

IRB Holding Corp.
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~		6,429	6,449

Medline Industries, Inc.
TBD% due 08/04/2022 «		18,100	17,876

MPH Acquisition Holdings LLC
4.750% (LIBOR03M + 4.250%) due 08/17/2028 ~		4,800	4,754

Organon & Co.
3.500% (LIBOR03M + 3.000%) due 06/02/2028 ~		2,800	2,810

Parexel International Corp.
2.834% (LIBOR03M + 2.750%) due 09/27/2024 ~		900	900

RegionalCare Hospital Partners Holdings, Inc.
3.835% (LIBOR03M + 3.750%) due 11/16/2025 ~		5,618	5,616

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		200	213

U.S. Foods, Inc.
1.834% (LIBOR03M + 1.750%) due 06/27/2023 ~		7,969	7,931

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		1,493	1,506

Zayo Group Holdings, Inc.
3.084% (LIBOR03M + 3.000%) due 03/09/2027 ~		7,680	7,622

Total Loan Participations and Assignments (Cost $94,969)			95,414

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 20.2%

BANKING & FINANCE 11.9%

Ambac Assurance Corp.
5.100% due 12/31/2099 (j)		$1	$2

American Assets Trust LP
3.375% due 02/01/2031		2,100	2,178

Aviation Capital Group LLC
5.500% due 12/15/2024		1,400	1,570

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026		400	396
2.528% due 11/18/2027		9	9
4.250% due 04/15/2026		1,200	1,291

Banca Monte dei Paschi di Siena SpA
3.625% due 09/24/2024	EUR	900	1,091
5.375% due 01/18/2028 •		300	264

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	5,900	1,403

Banco Santander S.A.
1.849% due 03/25/2026		$5,000	5,067
2.958% due 03/25/2031		4,600	4,735

Bank of America Corp.
1.098% (US0003M + 0.960%) due 07/23/2024 ~		3,700	3,755
1.294% (US0003M + 1.160%) due 01/20/2023 ~		600	602
3.550% due 03/05/2024 •		5,100	5,318
4.125% due 01/22/2024		11,000	11,894

Barclays PLC
3.650% due 03/16/2025		1,100	1,183
4.337% due 01/10/2028		800	895
4.338% due 05/16/2024 •		300	318
4.375% due 01/12/2026		900	1,005
4.375% due 03/15/2028 •(j)(k)		2,400	2,404
4.836% due 05/09/2028		350	396
4.972% due 05/16/2029 •		1,900	2,210
7.750% due 09/15/2023 •(j)(k)		800	874
7.875% due 03/15/2022 •(j)(k)		400	410
7.875% due 09/15/2022 •(j)(k)	GBP	200	285

Blue Owl Finance LLC
3.125% due 06/10/2031		$1,900	1,881

BNP Paribas S.A.
1.904% due 09/30/2028 •		1,200	1,195
2.159% due 09/15/2029 •		6,400	6,344
2.871% due 04/19/2032 •		2,000	2,044
4.400% due 08/14/2028		6,000	6,845
4.705% due 01/10/2025 •		1,800	1,949

Citigroup, Inc.
1.085% (US0003M + 0.960%) due 04/25/2022 ~		1,800	1,808
4.044% due 06/01/2024 •		6,500	6,877

Cooperatieve Rabobank UA
0.992% (US0003M + 0.860%) due 09/26/2023 ~		2,600	2,638

Corp. Andina de Fomento
3.950% due 10/15/2021	MXN	318,082	15,417

CPI Property Group S.A.
1.500% due 01/27/2031	EUR	5,300	6,107
1.625% due 04/23/2027		100	122
2.750% due 01/22/2028	GBP	500	685

Credit Suisse AG
6.500% due 08/08/2023 (k)		$11,393	12,494

Credit Suisse Group AG
3.091% due 05/14/2032 •		3,250	3,326
3.750% due 03/26/2025		14,975	16,156
4.194% due 04/01/2031 •		1,000	1,121
6.375% due 08/21/2026 •(j)(k)		1,200	1,320
7.125% due 07/29/2022 •(j)(k)		200	208
7.250% due 09/12/2025 •(j)(k)		200	222
7.500% due 07/17/2023 •(j)(k)		1,800	1,929
7.500% due 12/11/2023 •(j)(k)		5,500	6,021

Cromwell Ereit Lux Finco SARL
2.125% due 11/19/2025	EUR	3,300	3,980

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Bank AG
0.898% due 05/28/2024 (l)		$2,100	$2,099
1.625% due 01/20/2027	EUR	1,000	1,221
1.750% due 11/19/2030 •		600	733
2.129% due 11/24/2026 •(l)		$1,000	1,016
3.547% due 09/18/2031 •		5,600	5,980
3.729% due 01/14/2032 •(l)		1,700	1,757
3.961% due 11/26/2025 •		6,500	7,033
4.100% due 01/13/2026		1,500	1,645
4.250% due 10/14/2021		20,050	20,072
5.000% due 02/14/2022		9,900	10,063
5.882% due 07/08/2031 •(k)		1,700	2,009

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		1,820	1,828

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		1,236	1,233

E*TRADE Financial Corp.
4.500% due 06/20/2028		5,000	5,728

Equinix, Inc.
0.250% due 03/15/2027	EUR	1,400	1,621

Extra Space Storage LP
2.350% due 03/15/2032		$1,300	1,271

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		2,900	3,271

Ford Motor Credit Co. LLC
0.999% (US0003M + 0.880%) due 10/12/2021 ~		400	400
1.360% (US0003M + 1.235%) due 02/15/2023 ~		7,900	7,872
3.021% due 03/06/2024	EUR	100	121
3.278% (US0003M + 3.140%) due 01/07/2022 ~		$800	804
3.375% due 11/13/2025		2,500	2,572
3.550% due 10/07/2022		3,700	3,776
3.664% due 09/08/2024		1,428	1,476
4.535% due 03/06/2025	GBP	600	862
5.125% due 06/16/2025		$200	218

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		16,100	17,733

HSBC Holdings PLC
2.633% due 11/07/2025 •		5,400	5,634
4.300% due 03/08/2026		400	446
4.583% due 06/19/2029 •		5,600	6,362
4.600% due 12/17/2030 •(j)(k)		2,800	2,806
5.875% due 09/28/2026 •(j)(k)	GBP	6,200	9,178
6.250% due 03/23/2023 •(j)(k)		$200	209

Huarong Finance Co. Ltd.
4.500% due 05/29/2029		300	277
4.750% due 04/27/2027		800	756
4.950% due 11/07/2047		1,400	1,218

Hyundai Capital Services, Inc.
0.750% due 09/15/2023		2,600	2,598

Intesa Sanpaolo SpA
3.250% due 09/23/2024		5,800	6,127
7.750% due 01/11/2027 •(j)(k)	EUR	1,700	2,406

JPMorgan Chase & Co.
3.220% due 03/01/2025 •		$4,000	4,226
4.005% due 04/23/2029 •		500	559

Lloyds Banking Group PLC
3.500% due 04/01/2026 •	EUR	2,400	3,112
4.450% due 05/08/2025		$10,500	11,652
4.947% due 06/27/2025 •(j)(k)	EUR	1,000	1,271
7.625% due 06/27/2023 •(j)(k)	GBP	4,000	5,816
7.875% due 06/27/2029 •(j)(k)		1,000	1,723

MGM Growth Properties Operating Partnership LP
5.625% due 05/01/2024		$1,000	1,089

Morgan Stanley
1.345% (US0003M + 1.220%) due 05/08/2024 ~		1,300	1,322

MPT Operating Partnership LP
0.993% due 10/15/2026 (b)	EUR	1,400	1,626
2.550% due 12/05/2023	GBP	3,600	4,983
3.692% due 06/05/2028		2,750	3,954

Nationwide Building Society
3.766% due 03/08/2024 •		$10,400	10,845
4.302% due 03/08/2029 •		13,500	15,203
4.363% due 08/01/2024 •		5,000	5,323

46	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Natwest Group PLC
4.519% due 06/25/2024 •		$600	$639
4.892% due 05/18/2029 •		2,200	2,563
5.125% due 05/12/2027 •(j)(k)	GBP	1,700	2,462
8.000% due 08/10/2025 •(j)(k)		$900	1,064

NE Property BV
2.625% due 05/22/2023	EUR	5,415	6,527

Nissan Motor Acceptance Co. LLC
1.125% due 09/16/2024		$600	599
1.850% due 09/16/2026		1,100	1,089
2.450% due 09/15/2028		600	594

OneMain Finance Corp.
5.625% due 03/15/2023		1,200	1,264
6.125% due 03/15/2024		4,850	5,188

Park Intermediate Holdings LLC
7.500% due 06/01/2025		4,200	4,471

Piper Jaffray Cos.
4.740% due 10/15/2021		2,600	2,623
5.200% due 10/15/2023		3,600	3,623

Public Storage
0.500% due 09/09/2030	EUR	4,500	5,113

QBE Insurance Group Ltd.
7.500% due 11/24/2043 •(k)		$17,650	19,768

RLJ Lodging Trust LP
4.000% due 09/15/2029		1,100	1,100

Santander Holdings USA, Inc.
3.244% due 10/05/2026		2,400	2,565

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		650	712

SBA Communications Corp.
3.875% due 02/15/2027		2,100	2,179

Sirius Real Estate Ltd.
1.125% due 06/22/2026	EUR	500	582

SMBC Aviation Capital Finance DAC
2.300% due 06/15/2028		$2,000	2,009
4.125% due 07/15/2023		1,500	1,585

Sumitomo Mitsui Financial Group, Inc.
2.222% due 09/17/2031		4,800	4,727

UBS AG
7.625% due 08/17/2022 (k)		35,100	37,195

UBS Group AG
4.375% due 02/10/2031 •(j)(k)		800	810
5.750% due 02/19/2022 •(j)(k)	EUR	500	589

UniCredit SpA
4.033% (US0003M + 3.900%) due 01/14/2022 ~		$7,500	7,571
6.572% due 01/14/2022		1,250	1,270
7.830% due 12/04/2023		14,700	16,828

Ursa Re Ltd.
3.783% (T-BILL 3MO + 3.750%) due 12/07/2027 ~		7,000	7,270

Virgin Money UK PLC
3.375% due 04/24/2026 •	GBP	300	428
4.000% due 09/25/2026 •		1,500	2,200
4.000% due 09/03/2027 •		300	446

Wells Fargo & Co.
3.584% due 05/22/2028 •		$4,950	5,423

Weyerhaeuser Co.
4.000% due 04/15/2030		5,100	5,765

			524,220

INDUSTRIALS 6.7%

Air Canada
4.625% due 08/15/2029	CAD	800	633

Altice France Holding S.A.
4.000% due 02/15/2028 (n)	EUR	2,200	2,403

Altice France S.A.
4.250% due 10/15/2029 (b)		2,700	3,094
5.500% due 10/15/2029 (b)		$2,800	2,775

American Airlines Pass-Through Trust
3.350% due 04/15/2031		1,843	1,862
3.575% due 07/15/2029		609	623
3.650% due 08/15/2030		781	809
3.700% due 04/01/2028		1,432	1,462

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines, Inc.
5.500% due 04/20/2026		$800	$842
5.750% due 04/20/2029		300	324

Bayer U.S. Finance LLC
4.250% due 12/15/2025		2,200	2,433

Becton Dickinson Euro Finance SARL
0.334% due 08/13/2028	EUR	4,500	5,161

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	7,600	10,084

Boeing Co.
1.950% due 02/01/2024		$4,400	4,504

Bombardier, Inc.
7.875% due 04/15/2027		900	934

Broadcom, Inc.
3.137% due 11/15/2035		5	5
4.110% due 09/15/2028		21	23

Caesars Entertainment, Inc.
6.250% due 07/01/2025		700	738

Caesars Resort Collection LLC
5.750% due 07/01/2025		1,800	1,900

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028		1,200	1,242

Carnival Corp.
4.000% due 08/01/2028		4,900	4,955
10.500% due 02/01/2026		300	348
11.500% due 04/01/2023		9,000	10,058

CCO Holdings LLC
5.000% due 02/01/2028		2,900	3,031

Centene Corp.
4.250% due 12/15/2027		1,700	1,781

Charter Communications Operating LLC
3.500% due 06/01/2041		2,200	2,163
4.464% due 07/23/2022		600	615
4.500% due 02/01/2024		600	649
4.908% due 07/23/2025		15,700	17,664

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027		9,500	10,990
5.875% due 03/31/2025		1,800	2,034

Chesapeake Energy Corp.
5.500% due 02/01/2026		700	732
5.875% due 02/01/2029		300	321

Community Health Systems, Inc.
5.625% due 03/15/2027		1,300	1,363
6.625% due 02/15/2025		200	210

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(c)(d)		2,849	788

Coty, Inc.
3.875% due 04/15/2026	EUR	3,500	4,158
5.000% due 04/15/2026		$3,600	3,682

CVS Health Corp.
3.500% due 07/20/2022		500	510

DAE Funding LLC
1.550% due 08/01/2024		3,400	3,373
1.625% due 02/15/2024		2,500	2,488
2.625% due 03/20/2025		3,400	3,470

Dell International LLC
6.020% due 06/15/2026		2,250	2,678

Delta Air Lines, Inc.
4.500% due 10/20/2025		1,300	1,391
7.000% due 05/01/2025		700	817
7.375% due 01/15/2026		6,900	8,133

Enbridge, Inc.
0.625% (US0003M + 0.500%) due 02/18/2022 ~		12,100	12,123

EQT Corp.
6.625% due 02/01/2025		2,300	2,635

Exela Intermediate LLC
10.000% due 07/15/2023		1,300	1,010

Expedia Group, Inc.
6.250% due 05/01/2025		484	558

Fraport AG Frankfurt Airport Services Worldwide
2.125% due 07/09/2027	EUR	300	368

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Mills, Inc.
1.144% (US0003M + 1.010%) due 10/17/2023 ~		$400	$407

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		3,500	3,452
3.750% due 05/01/2029		11,500	11,629

Hyatt Hotels Corp.
1.100% (SOFRRATE + 1.050%) due 10/01/2023 ~(b)		1,700	1,703
1.300% due 10/01/2023 (b)		1,600	1,602
1.800% due 10/01/2024 (b)		1,300	1,303

Hyundai Capital America
1.000% due 09/17/2024		400	399

IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (c)	EUR	3,600	4,250

INEOS Styrolution Group GmbH
2.250% due 01/16/2027		3,800	4,362

Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024 ^(d)		$2,300	1,315

JetBlue Pass-Through Trust
4.000% due 05/15/2034		484	528

Kraft Heinz Foods Co.
5.000% due 07/15/2035		100	123

Marriott International, Inc.
2.750% due 10/15/2033		1,700	1,663

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		5,600	5,701

MGM China Holdings Ltd.
4.750% due 02/01/2027		500	493

Mileage Plus Holdings LLC
6.500% due 06/20/2027		3,800	4,137

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		3,400	3,395

NCL Corp. Ltd.
10.250% due 02/01/2026		5,500	6,320
12.250% due 05/15/2024		5,800	6,851

Nissan Motor Co. Ltd.
2.652% due 03/17/2026	EUR	300	377
3.043% due 09/15/2023		$7,500	7,804
3.522% due 09/17/2025		700	745
4.345% due 09/17/2027		5,200	5,716
4.810% due 09/17/2030		700	788

Ovintiv Exploration, Inc.
5.375% due 01/01/2026		5,100	5,769

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		3,400	3,686

Petroleos Mexicanos
5.950% due 01/28/2031		2,200	2,136

Petronas Capital Ltd.
3.500% due 04/21/2030		2,100	2,277

RCS & RDS S.A.
2.500% due 02/05/2025	EUR	1,300	1,505

Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023		$2,600	2,915
11.500% due 06/01/2025		179	205

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		1,407	1,618

Sands China Ltd.
5.400% due 08/08/2028		1,500	1,658

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025		2,500	2,666

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		4,900	5,239

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	2,600	2,978

Studio City Finance Ltd.
5.000% due 01/15/2029		$1,200	1,108

SYNNEX Corp.
2.375% due 08/09/2028		1,300	1,288

T-Mobile USA, Inc.
2.250% due 11/15/2031		1,400	1,374
3.875% due 04/15/2030		2,100	2,320

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	47

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transocean, Inc.
7.250% due 11/01/2025		$6,475	$5,403
7.500% due 01/15/2026		700	568
8.000% due 02/01/2027		200	158

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		327	334

Unigel Luxembourg S.A.
8.750% due 10/01/2026		3,700	3,982

United Airlines Pass-Through Trust
2.700% due 11/01/2033		481	488
5.875% due 04/15/2029		3,432	3,847

United Airlines, Inc.
4.625% due 04/15/2029		600	621

Viking Cruises Ltd.
13.000% due 05/15/2025		2,300	2,651

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	4,300	5,866

VOC Escrow Ltd.
5.000% due 02/15/2028		$800	790

Wynn Las Vegas LLC
5.250% due 05/15/2027		600	607
5.500% due 03/01/2025		500	511

Wynn Macau Ltd.
5.625% due 08/26/2028		2,156	2,056

Wynn Resorts Finance LLC
5.125% due 10/01/2029		200	202
7.750% due 04/15/2025		200	211

Zimmer Biomet Holdings, Inc.
1.164% due 11/15/2027	EUR	1,700	2,045
3.150% due 04/01/2022		$3,000	3,028

			294,120

UTILITIES 1.6%

AT&T, Inc.
4.300% due 02/15/2030		105	121

Duke Energy Corp.
0.764% (US0003M + 0.650%) due 03/11/2022 ~		7,000	7,017

NextEra Energy Capital Holdings, Inc.
0.849% (US0003M + 0.720%) due 02/25/2022 ~		4,050	4,060
1.950% due 09/01/2022		3,800	3,860

Pacific Gas & Electric Co.
1.500% (US0003M + 1.375%) due 11/15/2021 ~		6,800	6,803
3.000% due 06/15/2028		2,600	2,648
3.150% due 01/01/2026		1,500	1,551
3.300% due 12/01/2027 ^		1,000	1,030
3.400% due 08/15/2024 ^		200	208
3.450% due 07/01/2025		300	313
3.500% due 06/15/2025 ^		200	209
3.950% due 12/01/2047 ^		600	578
4.250% due 08/01/2023		1,100	1,151
4.300% due 03/15/2045 ^		700	692
4.450% due 04/15/2042 ^		400	399
4.500% due 07/01/2040		200	204
4.550% due 07/01/2030		1,000	1,082

Petrobras Global Finance BV
5.999% due 01/27/2028		24,110	27,226
6.625% due 01/16/2034	GBP	1,200	1,873
6.850% due 06/05/2115		$200	207

Rio Oil Finance Trust
8.200% due 04/06/2028		378	437
9.250% due 07/06/2024		103	113

Sprint Corp.
7.625% due 03/01/2026		6,600	8,006

Systems Energy Resources, Inc.
2.140% due 12/09/2025		700	712

Transocean Proteus Ltd.
6.250% due 12/01/2024		1,403	1,409

			71,909

Total Corporate Bonds & Notes (Cost $857,404)			890,249

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.4%

INDUSTRIALS 0.4%

Royal Caribbean Cruises Ltd.
4.250% due 06/15/2023	$4,400	$6,204

Southwest Airlines Co.
1.250% due 05/01/2025	7,500	11,231

Total Convertible Bonds & Notes (Cost $11,900)		17,435

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.1%

California State General Obligation Bonds, Series 2017
0.863% (US0001M + 0.780%) due 04/01/2047 ~	3,030	3,031

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	271	308

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	1,100	1,397

		1,705

PUERTO RICO 0.0%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2006
5.250% due 07/01/2026 ^(d)	275	268

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.750% due 07/01/2041 ^(d)	155	148

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.500% due 07/01/2026 ^(d)	120	110

		526

WASHINGTON 0.5%

Energy Northwest, Washington Revenue Bonds, Series 2012
3.103% due 07/01/2023	4,300	4,504

Energy Northwest, Washington Revenue Notes, Series 2012
2.953% due 07/01/2022	15,000	15,306

		19,810

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	34,905	3,784

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.401% due 06/01/2034	400	413
3.501% due 06/01/2035	400	413

Tobacco Settlement Finance Authority, West Virginia Revenue Notes, Series 2020
0.947% due 06/01/2022	510	512
1.193% due 06/01/2023	620	625
1.497% due 06/01/2024	600	606
1.820% due 06/01/2026	200	201

		6,554

Total Municipal Bonds & Notes (Cost $29,604)		31,626

U.S. GOVERNMENT AGENCIES 3.8%

Fannie Mae
0.144% due 12/25/2036 •	25	25
0.201% due 03/25/2036 •	10	10
0.206% due 03/25/2034 •	15	15

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.236% due 08/25/2034 •	$9	$9
0.436% due 03/25/2037 - 05/25/2042 •	81	81
0.537% due 10/18/2030 •	1	1
0.637% due 04/18/2032 •	17	17
0.986% due 04/25/2032 •	1	1
1.299% due 08/01/2042 - 10/01/2044 •	115	117
1.391% due 06/25/2050 ~(a)	14,384	790
1.582% due 12/25/2042 ~(a)	15,125	794
1.625% due 11/25/2023 •	4	4
1.778% due 12/01/2034 •	12	12
1.920% due 12/01/2034 •	6	6
1.925% due 03/01/2036 •	76	76
1.946% due 05/25/2035 ~	7	7
1.951% due 09/01/2034 •	3	3
2.000% due 02/01/2036 •	36	36
2.112% due 12/01/2035 •	1	1
2.127% due 08/01/2029 •	6	7
2.190% due 07/25/2043 •(a)	6,749	966
2.220% due 05/01/2036 •	32	34
2.300% due 01/01/2036 •	50	54
2.313% due 09/01/2039 •	15	15
2.317% due 09/01/2031 •	7	8
2.422% due 11/01/2034 •	97	103
3.000% due 09/25/2026 (a)	858	16
3.200% due 05/01/2036 •	3	3
4.000% due 06/25/2050 (a)	10,765	1,832
4.032% due 12/01/2036 •	5	6
4.090% due 08/01/2028 •	1	1
5.000% due 01/25/2035	7	8
5.000% due 06/25/2041 (a)	804	133
5.110% due 01/25/2032 þ	10	10
5.733% due 02/25/2033 þ	79	91
5.750% due 08/25/2033	30	35
5.964% due 11/25/2046 ~(a)	8,875	1,060
6.000% due 01/25/2033 - 07/25/2044	117	135
6.089% due 10/25/2031 þ	23	25
6.114% due 06/25/2048 •(a)	11,490	2,089
6.514% due 01/25/2041 •(a)	2,329	147
7.500% due 09/25/2022 - 06/25/2032	11	13

Freddie Mac
0.434% due 12/15/2029 •	28	28
0.446% due 08/15/2040 •	839	843
0.584% due 01/15/2032 •	3	3
1.492% due 07/25/2044 •	1,051	1,083
1.500% due 02/25/2036 (a)	20,005	1,114
1.546% due 10/25/2021 ~(a)	359	0
1.629% due 09/01/2035 •	3	3
1.981% due 08/01/2035 •	2	2
2.000% due 01/25/2051 (a)	6,019	563
2.083% due 09/01/2035 •	2	2
2.104% due 03/01/2036 •	18	19
2.348% due 12/01/2032 •	1	1
3.000% due 12/15/2047 (a)	5,462	736
3.500% due 12/15/2047 - 06/15/2049 (a)	10,016	1,308
4.000% due 07/01/2047 - 10/01/2047	122	132
4.000% due 06/15/2049 (a)	7,495	1,291
4.659% due 07/25/2033 ~	1	2
5.000% due 02/15/2048 (a)	432	86
5.500% due 09/15/2039	38	43
5.914% due 04/25/2048 - 11/25/2049 •(a)	26,468	5,463
6.000% due 05/15/2035	71	81
6.500% due 10/25/2043	50	58
6.555% due 09/25/2029 ~	29	32
7.000% due 07/25/2043	32	38
7.002% due 11/25/2030 þ	3	3
7.500% due 08/15/2030 - 03/25/2044	59	72
8.610% due 12/25/2030 þ	103	113

Ginnie Mae
0.387% due 05/20/2037 •	338	339
1.875% due 04/20/2030 •	7	7
2.000% (H15T1Y + 1.500%) due 02/20/2024 - 01/20/2026 ~	11	11
2.000% due 01/20/2027 •	22	23
2.125% due 10/20/2027 - 10/20/2029 •	17	17
2.250% (H15T1Y + 1.500%) due 09/20/2023 - 09/20/2026 ~	9	9

48	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 07/20/2030 •	$9	$10
5.000% due 03/15/2039 - 05/15/2039	647	751
5.500% due 10/15/2034 - 03/15/2035	49	56
5.963% due 08/20/2049 - 09/20/2049 •(a)	23,482	3,926
6.000% due 06/20/2038	19	20
8.000% due 03/20/2030	8	9
8.500% due 04/20/2030 - 07/20/2030	1	0

Small Business Administration
4.340% due 03/01/2024	11	11
4.760% due 09/01/2025	18	19
5.600% due 09/01/2028	75	82
6.220% due 12/01/2028	74	83

Uniform Mortgage-Backed Security
3.000% due 03/01/2050	103,170	109,219
3.500% due 10/01/2040 - 06/01/2048	11,076	11,859
4.000% due 05/01/2047 - 04/01/2048	16,151	17,543
6.500% due 06/01/2036 - 09/01/2038	1,278	1,484

Uniform Mortgage-Backed Security, TBA
3.500% due 12/01/2051	1,000	1,059

Total U.S. Government Agencies (Cost $174,923)		168,452

U.S. TREASURY OBLIGATIONS 11.8%

U.S. Treasury Bonds
1.375% due 08/15/2050	7,400	6,247
1.625% due 11/15/2050	3,600	3,235
2.500% due 02/15/2045	20	21

U.S. Treasury Notes
0.125% due 04/30/2023	31,900	31,863
0.375% due 11/30/2025	27,300	26,785
0.750% due 04/30/2026	39,500	39,204
1.250% due 08/31/2024	83,300	85,116
1.500% due 02/15/2030	36,000	36,238
1.625% due 02/15/2026 (p)	7,210	7,442
1.750% due 01/31/2023 (p)	700	715
1.875% due 08/31/2024 (p)	19,690	20,478
2.000% due 04/30/2024 (p)	40	42
2.000% due 02/15/2025 (p)	2,400	2,511
2.125% due 03/31/2024 (p)	12,052	12,567
2.125% due 11/30/2024 (p)	10,460	10,974
2.125% due 05/15/2025 (p)(r)	1,485	1,561
2.250% due 01/31/2024 (p)	9,520	9,940
2.250% due 11/15/2024 (p)	71,718	75,508
2.375% due 08/15/2024 (p)(r)	72,390	76,301
2.375% due 05/15/2029 (r)	550	591
2.500% due 01/31/2024	37,540	39,408
2.500% due 05/15/2024 (p)	18,400	19,398
2.625% due 02/15/2029	3,310	3,610
2.875% due 11/30/2023 (p)	9,570	10,097

Total U.S. Treasury Obligations (Cost $508,935)		519,852

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.4%

Adjustable Rate Mortgage Trust
0.346% due 03/25/2036 •	256	185
2.612% due 10/25/2035 ^~	398	393
2.675% due 09/25/2035 ^~	5	5

American Home Mortgage Assets Trust
0.466% due 05/25/2046 ^•	336	305
1.012% due 11/25/2046 •	8,897	3,708
1.062% due 10/25/2046 •	160	155

American Home Mortgage Investment Trust
1.655% due 09/25/2045 •	39	39

Banc of America Funding Trust
0.296% due 04/25/2037 ^•	295	286
0.407% due 02/20/2047 •	1,245	1,522
0.467% due 10/20/2036 •	331	279
0.486% due 05/25/2037 ^•	188	176
0.647% due 06/20/2047 •	1,028	956

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.819% due 10/20/2046 ^~	$949	$856
2.872% due 06/20/2037 ^~	54	52
5.500% due 09/25/2034	552	546
5.806% due 03/25/2037 ^~	7	8
5.878% due 10/25/2036 ^~	191	188
6.000% due 08/25/2037 ^	532	513

Banc of America Mortgage Trust
2.465% due 02/25/2034 ~	29	29
2.545% due 05/25/2034 ~	75	78

BCAP LLC Trust
0.000% due 06/26/2036 ~	507	289
0.939% due 11/26/2046 •	220	221
5.250% due 02/26/2036 ~	1,462	895
5.250% due 06/26/2037	477	473
13.575% due 02/26/2036 ~	459	231
17.407% due 04/26/2037 ~	419	192

Bear Stearns Adjustable Rate Mortgage Trust
0.000% due 10/25/2034 ~	30	26
2.104% due 04/25/2034 ~	29	29
2.480% due 05/25/2034 ~	12	12
2.536% due 01/25/2034 ~	162	168
2.601% due 11/25/2034 ~	57	56
2.666% due 05/25/2034 ~	11	10
2.727% due 11/25/2034 ~	2	2
2.832% due 02/25/2033 ~	3	3
2.906% due 08/25/2035 ^~	44	45
3.315% due 08/25/2035 ~	36	35

Bear Stearns ALT-A Trust
0.406% due 08/25/2036 ^•	1,162	1,111
0.426% due 08/25/2036 ^•	476	451
0.486% due 02/25/2034 •	66	65
0.526% due 04/25/2036 ^•	1,520	1,994
2.619% due 01/25/2036 ^~	824	829
2.622% due 05/25/2035 ~	1,421	1,438
2.706% due 08/25/2036 ^~	13	10
2.942% due 03/25/2036 ~	1,044	707
3.057% due 11/25/2035 ^~	93	82
3.106% due 03/25/2036 ^~	243	217
3.253% due 11/25/2036 ^~	421	289

Bear Stearns Mortgage Funding Trust
0.276% due 01/25/2037 •	1,521	1,435

Chase Mortgage Finance Trust
2.368% due 02/25/2037 ~	25	26
2.442% due 06/25/2035 ~	24	25

ChaseFlex Trust
0.386% due 07/25/2037 •	463	434
6.000% due 02/25/2037 ^	596	345

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
4.139% due 08/25/2037 ^þ	1,726	1,682

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.316% due 05/25/2036 •	649	623

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	15	15
6.000% due 09/25/2037	128	132

Citigroup Commercial Mortgage Trust
2.690% due 04/10/2046	19	19

Citigroup Global Markets Mortgage Securities, Inc.
0.586% due 05/25/2032 •	47	45

Citigroup Mortgage Loan Trust
2.315% due 09/25/2037 ^~	1,031	962
2.520% due 11/25/2035 •	318	322
2.722% due 11/25/2036 ^~	347	343
2.754% due 08/25/2035 ~	255	266
2.754% due 08/25/2035 ^~	27	23

Citigroup Mortgage Loan Trust, Inc.
1.860% due 09/25/2035 •	121	125
2.262% due 02/25/2034 ~	36	37

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	406	408

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	455	356

Countrywide Alternative Loan Trust
0.226% due 04/25/2047 •	2,724	2,512
0.286% due 06/25/2037 •	15	15

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.326% due 06/25/2036 •	$702	$697
0.426% due 01/25/2037 ^•	0	1
0.436% due 05/25/2036 ^•	1,033	510
0.436% due 05/25/2037 ^•	37	12
0.456% due 02/25/2037 ^•	9,092	2,182
0.466% due 09/25/2046 ^•	75	74
0.486% due 05/25/2036 ^•	1,237	1,005
0.536% due 09/25/2035 ^•	2,502	1,637
0.544% due 07/20/2035 •	23	23
0.586% due 12/25/2035 ^•	2,429	1,207
0.586% due 05/25/2037 ^•	906	303
0.586% due 09/25/2046 ^•	817	689
0.646% due 12/25/2035 •	311	313
0.724% due 11/20/2035 •	1,953	1,834
0.786% due 05/25/2036 •	1,226	591
0.796% due 07/25/2036 ^•	962	346
0.836% due 08/25/2035 ^•	64	56
0.886% due 12/25/2035 ^•	423	371
0.986% due 12/25/2036 ^•	4,912	1,717
1.572% due 01/25/2036 •	647	656
2.737% due 10/25/2035 ^~	295	287
3.274% due 06/25/2037 ^~	102	94
5.250% due 06/25/2035 ^	14	13
5.500% due 04/25/2035	371	379
5.500% due 10/25/2035 ^	258	199
5.500% due 11/25/2035 ^	1,408	1,080
5.500% due 12/25/2035 ^	196	143
5.500% due 01/25/2036	242	194
5.500% due 03/25/2036 ^	46	29
5.750% due 07/25/2035 ^	1,399	1,157
6.000% due 04/25/2036 ^	656	405
6.000% due 01/25/2037 ^	795	623
6.000% due 02/25/2037 ^	2,197	1,503
6.000% due 03/25/2037 ^	734	418
6.000% due 08/25/2037 ^	526	376
6.250% due 11/25/2036 ^	431	392
6.500% due 09/25/2037 ^	1,151	663

Countrywide Home Loan Mortgage Pass-Through Trust
0.666% due 04/25/2035 •	1	1
0.726% due 03/25/2035 •	103	102
0.746% due 02/25/2035 •	46	47
0.826% due 02/25/2035 •	716	680
0.846% due 09/25/2034 •	3	3
1.985% due 02/20/2036 ^•	186	166
2.087% due 07/25/2034 ~	89	90
2.109% due 02/20/2036 ^•	608	615
2.293% due 09/25/2034 ^~	11	10
2.574% due 12/25/2033 ~	14	14
2.789% due 06/20/2035 ~	4	4
2.802% due 11/25/2034 ~	32	33
2.887% due 08/25/2034 ~	19	20
2.887% due 08/25/2034 ^~	1	1
2.983% due 03/25/2037 ^~	78	75
5.500% due 11/25/2035 ^	56	44
5.500% due 07/25/2037 ^	487	326
5.750% due 07/25/2037 ^	1,820	1,324
5.750% due 08/25/2037	7,834	6,056
6.000% due 02/25/2036 ^	473	307
6.000% due 03/25/2036 ^	3	2

Countrywide Home Loan Reperforming REMIC Trust
0.426% due 06/25/2035 •	788	766
0.486% due 11/25/2034 •	19	18

Credit Suisse First Boston Mortgage Securities Corp.
0.699% due 03/25/2032 ~	53	51
6.000% due 01/25/2036 ^	865	669

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.148% due 07/25/2033 ~	2	2
7.000% due 02/25/2034	143	149

Credit Suisse Mortgage Capital Certificates
2.978% due 07/27/2037 ~	1,756	1,864

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.250% due 08/25/2036 ^	335	204
7.000% due 08/25/2037 ^~	880	701

Deutsche ALT-A Securities, Inc.
0.386% due 04/25/2037 •	409	293

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.186% due 08/25/2037 ^•	266	223
0.326% due 08/25/2036 ^•	1,616	1,590

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	49

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Downey Savings & Loan Association Mortgage Loan Trust
0.607% due 08/19/2045 •		$10	$10
1.012% due 03/19/2046 ^•		415	371

EMF-NL Prime BV
0.252% due 04/17/2041 •	EUR	2,927	3,274

Eurosail PLC
0.952% due 10/17/2040 •		1,232	1,430

Extended Stay America Trust
1.164% due 07/15/2038 •		$12,037	12,091

First Horizon Alternative Mortgage Securities Trust
2.354% due 04/25/2036 ^~		269	254
2.539% due 06/25/2036 ^~		381	350
2.762% due 01/25/2036 ^~		2,539	1,684
2.895% due 03/25/2035 ~		22	17

First Horizon Mortgage Pass-Through Trust
2.754% due 08/25/2035 ~		101	80

GreenPoint Mortgage Funding Trust
0.526% due 06/25/2045 •		7	7
0.626% due 11/25/2045 •		63	58

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.477% due 10/25/2033 ~		13	13

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	464	528

GS Mortgage Securities Trust
3.135% due 06/10/2046		$310	321

GSMPS Mortgage Loan Trust
0.436% due 03/25/2035 •		41	39

GSR Mortgage Loan Trust
1.840% due 03/25/2033 •		6	6
2.123% due 06/25/2034 ~		46	46
5.750% due 03/25/2036 ^		188	197
5.750% due 01/25/2037 ^		426	358
6.000% due 02/25/2036 ^		1,253	770
6.000% due 03/25/2037 ^		806	589
6.000% due 05/25/2037 ^		260	234
6.500% due 09/25/2036 ^		332	203

HarborView Mortgage Loan Trust
0.267% due 11/19/2036 •		114	112
0.267% due 11/19/2046 ^•		33	28
0.567% due 06/19/2035 •		33	34
0.587% due 01/19/2036 •		1,122	806
0.647% due 02/19/2036 •		746	498
0.707% due 11/19/2035 •		714	642
0.907% due 11/19/2034 ^•		436	395
1.587% due 10/19/2035 •		422	327
2.113% due 06/19/2045 ^•		2,610	1,518
2.117% due 04/19/2034 ~		4	4

HomeBanc Mortgage Trust
2.475% due 04/25/2037 ^~		6,896	6,908

Impac CMB Trust
0.746% due 03/25/2035 •		72	75

Impac Secured Assets Trust
0.786% due 05/25/2036 •		43	43

Impact Funding Affordable Multifamily Housing Mortgage Loan Trust
5.314% due 01/25/2051		250	266

IndyMac Mortgage Loan Trust
0.246% due 04/25/2037 •		320	305
0.276% due 09/25/2046 •		22	21
0.336% due 02/25/2037 •		1,542	1,236
0.486% due 11/25/2046 •		323	326
2.881% due 12/25/2034 ~		257	268
2.889% due 10/25/2034 ~		864	883
2.914% due 06/25/2037 ^~		577	473
2.962% due 01/25/2036 ~		504	501
2.998% due 06/25/2036 ~		631	637
3.038% due 12/25/2036 ^~		26	25
3.047% due 01/25/2036 ^~		301	302

JP Morgan Alternative Loan Trust
0.366% due 03/25/2037 •		599	637
0.446% due 06/25/2037 •		4,856	3,409
0.588% due 06/27/2037 •		265	210
3.291% due 05/25/2037 ^~		890	834
5.500% due 11/25/2036 ^~		1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.831% due 05/26/2037 ~	$3,617	$3,363
6.810% due 08/25/2036 ^þ	1,393	1,365

JP Morgan Chase Commercial Mortgage Securities Trust
2.554% due 04/15/2046	80	81
3.414% due 01/15/2046	18	18

JP Morgan Mortgage Trust
1.905% due 11/25/2033 ~	5	5
2.574% due 04/25/2036 ^~	143	132
2.694% due 07/25/2035 ~	14	15
2.821% due 11/25/2035 ^~	240	224
2.873% due 05/25/2034 ~	49	51
3.003% due 04/25/2037 ^~	27	24
5.750% due 01/25/2036 ^	867	576
6.000% due 08/25/2037 ^	11	8
6.250% due 07/25/2036 ^	1,320	804
6.500% due 01/25/2036 ^	447	330
6.500% due 08/25/2036 ^	1,530	865

Lehman XS Trust
0.486% due 08/25/2046 •	1,502	1,497
0.546% due 04/25/2046 ^•	878	950

MASTR Adjustable Rate Mortgages Trust
0.686% due 05/25/2047 ^•	338	648
2.651% due 05/25/2034 ~	83	86
2.731% due 11/21/2034 ~	22	22

MASTR Seasoned Securitization Trust
3.532% due 10/25/2032 ~	10	11

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.784% due 11/15/2031 •	45	46

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.524% due 12/15/2030 •	92	91

Merrill Lynch Mortgage Investors Trust
0.746% due 06/25/2028 •	1	1
0.839% due 11/25/2029 ~(a)	979	15
1.859% due 02/25/2033 ~	12	11
2.013% due 02/25/2036 ~	530	563
2.331% due 05/25/2033 ~	2	2
2.760% due 03/25/2036 ^~	844	544

Morgan Stanley Bank of America Merrill Lynch Trust
2.469% due 02/15/2046	36	36
2.657% due 05/15/2046	39	40
2.825% due 08/15/2045	7	7
3.912% due 07/15/2046 ~	14	14

Morgan Stanley Mortgage Loan Trust
0.346% due 03/25/2036 •	247	185
2.000% due 06/25/2036 ~	1,880	1,958
2.038% due 06/25/2036 ~	18	19
2.233% due 08/25/2034 ~	114	119
2.361% due 07/25/2035 ^~	85	80
2.515% due 08/25/2034 ~	14	14
2.563% due 12/25/2037 ~	1,436	1,127
2.565% due 07/25/2035 ~	115	112

NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^	532	541

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	11,518	11,917
2.750% due 11/25/2059 ~	17,724	18,257

Nomura Asset Acceptance Corp. Alternative Loan Trust
0.506% due 06/25/2037 •	4,337	3,794
2.318% due 10/25/2035 ~	364	339
3.110% due 08/25/2035 ~	73	78

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.846% due 12/25/2035 •	2,509	2,543
5.675% due 12/25/2035 ~	2	1

Prime Mortgage Trust
0.486% due 02/25/2034 •	1	1
5.500% due 06/25/2036 ^	13	13

RBSGC Structured Trust
5.500% due 11/25/2035 ^~	2,415	2,341

RBSSP Resecuritization Trust
0.564% due 06/27/2036 •	6,816	6,417
0.564% due 08/27/2037 •	807	802

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
0.226% due 01/25/2037 •		$615	$613
0.336% due 02/25/2036 ^•		183	132
0.336% due 08/25/2037 •		58	55
0.446% due 05/25/2036 •		1,062	1,006
0.454% due 12/25/2036 •		79	78
0.486% due 11/25/2036 ^•		234	167
0.886% due 10/25/2045 •		151	132
3.247% due 12/26/2034 ^~		170	89
3.542% due 02/25/2035 ^~		568	509
4.255% due 09/25/2035 ^~		50	42
4.309% due 01/25/2036 ^~		1,440	1,301
5.870% due 09/25/2037 ~		8,305	7,084
6.000% due 06/25/2036 ^		218	210
6.500% due 09/25/2037 ^		295	291

Residential Asset Securitization Trust
0.486% due 01/25/2046 ^•		1,582	471
0.536% due 02/25/2034 •		73	68
5.500% due 09/25/2035 ^		93	65
5.500% due 12/25/2035 ^		260	184
5.750% due 02/25/2036 ^		849	513
6.000% due 07/25/2036		406	315
6.000% due 07/25/2037 ^		1,390	798

Residential Funding Mortgage Securities, Inc. Trust
3.935% due 02/25/2036 ^~		289	275
4.130% due 09/25/2036 ^~		19	11
6.000% due 10/25/2036 ^		388	381
6.500% due 03/25/2032		13	14

RMAC Securities PLC
0.217% due 06/12/2044 •	GBP	634	830

Securitized Asset Sales, Inc.
2.158% due 11/26/2023 ~		$12	12

Sequoia Mortgage Trust
2.849% due 09/20/2046 ^~		52	41

STRIPs Ltd.
5.000% due 03/24/2049		239	6

Structured Adjustable Rate Mortgage Loan Trust
0.406% due 10/25/2035 •		2,953	2,959
0.526% due 06/25/2037 •		1,616	1,573
1.492% due 01/25/2035 ^•		14	13
2.618% due 03/25/2034 ~		8	8
2.794% due 01/25/2035 ~		85	87
2.964% due 10/25/2036 ^~		335	246
3.009% due 04/25/2036 ^~		352	266
3.085% due 09/25/2036 ^~		257	225

Structured Asset Mortgage Investments Trust
0.206% due 08/25/2036 •		195	186
0.446% due 07/25/2046 •		2,245	2,015
0.506% due 05/25/2036 •		153	135
0.506% due 08/25/2036 ^•		962	984
0.546% due 05/25/2045 •		38	38
0.587% due 07/19/2035 •		167	164
0.646% due 02/25/2036 ^•		316	305
0.667% due 07/19/2034 •		6	6
0.686% due 08/25/2036 ^•		705	660
0.747% due 09/19/2032 •		1	1
0.787% due 03/19/2034 •		2	2

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.158% due 03/25/2033 ~		26	28

Thornburg Mortgage Securities Trust
1.479% due 06/25/2037 •		16,000	16,094
1.805% due 10/25/2043 ~		68	69

Towd Point Mortgage Funding PLC
1.097% due 10/20/2051 •	GBP	15,041	20,435

UBS-Barclays Commercial Mortgage Trust
3.185% due 03/10/2046		$86	88
3.244% due 04/10/2046		40	41

UBS-Citigroup Commercial Mortgage Trust
1.627% due 01/10/2045 ~(a)		1,042	0

Wachovia Mortgage Loan Trust LLC
2.394% due 10/20/2035 ~		583	434
2.442% due 05/20/2036 ^~		298	308
2.736% due 03/20/2037 ^~		58	55

WaMu Mortgage Pass-Through Certificates Trust
0.626% due 12/25/2045 •		4	4
0.666% due 12/25/2045 •		400	385

50	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.822% due 01/25/2047 •		$105	$106
0.842% due 06/25/2047 ^•		51	42
0.909% due 12/25/2046 •		214	208
1.072% due 06/25/2046 •		607	620
1.292% due 11/25/2042 •		8	8
1.492% due 06/25/2042 •		121	121
1.492% due 08/25/2042 •		74	74
1.782% due 05/25/2046 •		128	127
1.782% due 12/25/2046 •		366	360
2.325% due 12/25/2032 ~		1,831	1,876
2.351% due 03/25/2033 ~		35	36
2.368% due 09/25/2033 ~		6	6
2.427% due 03/25/2034 ~		2	2
2.470% due 10/25/2034 ~		108	108
2.490% due 10/25/2036 ^~		24	23
2.535% due 08/25/2035 ~		268	280
2.577% due 06/25/2033 ~		48	49
2.666% due 05/25/2037 ^~		48	44
2.720% due 03/25/2035 ~		120	125
2.751% due 03/25/2037 ^~		18,846	17,675
2.829% due 01/25/2036 ~		563	584
2.886% due 06/25/2037 ^~		1,147	1,135
2.924% due 07/25/2037 ^~		295	299
3.144% due 10/25/2036 ^~		654	642

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (g)	GBP	0	267
1.000% due 12/21/2049 •		6,332	8,569
1.700% due 12/21/2049 •		910	1,233
2.200% due 12/21/2049 •		455	617
2.700% due 12/21/2049 •		260	352
3.200% due 12/21/2049 •		260	351

Washington Mutual Mortgage Pass-Through Certificates Trust
0.786% due 01/25/2036 ^•		$2,805	2,172
0.862% due 04/25/2047 •		3,485	3,129
3.182% due 06/25/2033 ~		17	19
5.500% due 11/25/2035		110	103
5.750% due 11/25/2035 ^		718	744
6.000% due 10/25/2035 ^		400	327

Wells Fargo Alternative Loan Trust
0.436% due 06/25/2037 ^•		1,078	948

Wells Fargo Mortgage-Backed Securities Trust
2.800% due 04/25/2036 ~		58	57

Total Non-Agency Mortgage-Backed Securities (Cost $269,469)			283,640

ASSET-BACKED SECURITIES 16.9%

ACE Securities Corp. Home Equity Loan Trust
0.206% due 08/25/2036 ^•		3,023	934
0.246% due 08/25/2036 ^•		1,621	508
0.286% due 12/25/2036 •		5,285	1,969
1.061% due 11/25/2033 •		189	189

Aegis Asset-Backed Securities Trust
1.086% due 03/25/2035 ^•		272	269

American Money Management Corp. CLO Ltd.
0.991% due 04/17/2029 •		600	601
1.078% due 11/10/2030 •		2,600	2,600

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.211% due 11/25/2034 •		870	874

Amortizing Residential Collateral Trust
0.786% due 10/25/2031 •		280	275

Anchorage Capital CLO Ltd.
1.176% due 07/15/2030 •		8,400	8,401
1.236% due 07/15/2032 •		800	800
1.278% due 07/22/2032 •		4,400	4,400

Apidos CLO
1.064% due 07/17/2030 •		1,900	1,900

Ares European CLO DAC
0.780% due 10/15/2031 •	EUR	14,000	16,241
0.850% due 04/20/2032 •(b)		3,300	3,823

ARES L CLO Ltd.
1.176% due 01/15/2032 •		$2,000	1,999

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities Trust
0.196% due 09/25/2036 •		$392	$169
0.236% due 09/25/2036 •		924	401
0.386% due 06/25/2036 •		3,650	1,416
0.386% due 07/25/2036 •		2,211	916

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.906% due 02/25/2034 •		749	737

Asset-Backed Funding Certificates Trust
0.196% due 01/25/2037 •		3,070	2,140
0.246% due 01/25/2037 •		1,475	1,037
0.786% due 06/25/2034 •		385	380
1.086% due 06/25/2037 •		43	41
1.136% due 03/25/2034 ^•		835	830
1.211% due 12/25/2032 •		214	215

Asset-Backed Securities Corp. Home Equity Loan Trust
0.761% due 11/25/2035 •		330	330
1.181% due 02/25/2035 •		916	925

Assurant CLO Ltd.
1.174% due 10/20/2031 •		3,700	3,700

Bayview Financial Revolving Asset Trust
1.015% due 02/28/2040 •		80	77

Bear Stearns Asset-Backed Securities Trust
0.286% due 12/25/2036 •		585	585
0.406% due 08/25/2036 •		3,723	3,609
0.716% due 02/25/2036 •		2,974	2,966
0.731% due 12/25/2035 •		166	166
0.806% due 11/25/2035 ^•		1,540	1,531
0.821% due 09/25/2035 •		1,666	1,665
0.886% due 09/25/2046 •		366	360
1.046% due 04/25/2035 •		493	494
1.086% due 11/25/2042 •		4	4
5.500% due 08/25/2036		154	156
5.750% due 11/25/2034 ^þ		715	706
6.500% due 10/25/2036 ^		4,675	3,084

Belle Haven ABS CDO Ltd.
0.536% due 11/03/2044 •		14,554	5,842
0.576% due 11/03/2044 •		21,820	8,818

Birch Grove CLO Ltd.
1.246% due 06/15/2031 •		4,900	4,906

Cairn CLO DAC
0.780% due 10/15/2031 •	EUR	6,000	6,960

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		6,900	8,001
0.890% due 08/15/2032 •		2,200	2,551

Carlyle Global Market Strategies CLO Ltd.
1.075% due 08/14/2030 •		$9,400	9,388
1.218% due 04/22/2032 •		900	900

CARLYLE U.S. CLO Ltd.
1.134% due 04/20/2031 •		4,700	4,700

Carrington Mortgage Loan Trust
0.246% due 10/25/2036 •		1,001	930
0.326% due 06/25/2036 •		3,400	3,345
0.986% due 05/25/2034 •		1,454	1,449

Catamaran CLO Ltd.
1.482% due 04/22/2030 •		10,844	10,857

Cathedral Lake CLO Ltd.
0.976% due 07/16/2029 •		5,268	5,270

CIFC Funding Ltd.
1.075% due 10/24/2030 •		9,300	9,305

CIT Mortgage Loan Trust
1.586% due 10/25/2037 •		11,398	11,641

Citigroup Mortgage Loan Trust
0.406% due 09/25/2036 •		11,042	9,544
0.406% due 12/25/2036 •		1,916	1,575

Citius Funding Ltd.
0.340% due 05/05/2046 ^•		435,816	44

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 þ		6,088	6,494

Countrywide Asset-Backed Certificates
0.226% due 08/25/2037 •		3,119	3,096
0.246% due 12/25/2035 ^•		79	79
0.396% due 09/25/2037 ^•		1,666	1,597
0.646% due 09/25/2036 •		94	94
0.766% due 12/25/2036 ^•		183	156

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.586% due 02/25/2035 •	$3,677	$3,692
4.453% due 10/25/2046 ^~	89	92

Countrywide Asset-Backed Certificates Trust
0.276% due 06/25/2047 •	1,221	1,219
0.546% due 05/25/2036 •	42	42
0.941% due 05/25/2036 •	507	508
4.383% due 12/25/2034 ~	1,453	1,469

Countrywide Asset-Backed Certificates Trust, Inc.
0.806% due 07/25/2034 •	589	587

Credit Suisse First Boston Mortgage Securities Corp.
0.706% due 01/25/2032 •	3	3

Credit-Based Asset Servicing & Securitization LLC
0.836% due 04/25/2036 •	1,957	1,945

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.400% due 03/25/2037 ^þ	8,741	4,622

Credit-Based Asset Servicing & Securitization Trust
0.236% due 11/25/2036 •	981	590
3.260% due 01/25/2037 ^þ	1,278	574

Crestline Denali CLO Ltd.
1.164% due 04/20/2030 •	2,300	2,300
1.226% due 10/23/2031 •	4,650	4,650

Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030	47	48
7.790% due 05/25/2030 ^þ	240	239

Dryden Senior Loan Fund
1.026% due 10/15/2027 •	2,720	2,721

Fieldstone Mortgage Investment Trust
0.404% due 11/25/2036 •	1,530	1,115

First Franklin Mortgage Loan Asset-Backed Certificates
0.911% due 05/25/2034 •	396	394

First Franklin Mortgage Loan Trust
0.226% due 09/25/2036 •	68	68
0.821% due 07/25/2035 •	68	69
1.031% due 03/25/2035 •	2,524	2,523
1.361% due 07/25/2034 •	401	403

Fremont Home Loan Trust
0.216% due 11/25/2036 •	5,330	2,606
0.236% due 01/25/2037 •	1,548	895
0.566% due 02/25/2037 •	3,863	1,994
0.586% due 05/25/2036 •	9,500	7,297
0.956% due 05/25/2034 •	3,387	3,348

GE-WMC Mortgage Securities Trust
0.386% due 08/25/2036 •	2,596	1,563

GSAA Home Equity Trust
0.646% due 07/25/2037 •	31,412	19,159
0.986% due 08/25/2037 •	289	290
4.999% due 09/25/2035 ~	99	100

GSAMP Trust
0.136% due 12/25/2046 •	1,172	794
0.186% due 12/25/2046 •	4,278	2,921
0.236% due 09/25/2036 •	1,568	790
0.236% due 12/25/2046 •	2,752	1,894
0.316% due 12/25/2046 •	529	369
0.326% due 08/25/2036 •	919	844
0.626% due 04/25/2036 •	2,552	2,057
0.956% due 11/25/2034 •	1,187	1,184

Home Equity Loan Trust
0.426% due 04/25/2037 •	3,000	2,652

Home Equity Mortgage Loan Asset-Backed Trust
0.246% due 07/25/2037 •	2,956	2,008
0.286% due 07/25/2037 •	3,049	2,086
0.326% due 04/25/2037 •	2,149	1,725

Home Equity Mortgage Trust
5.867% due 07/25/2036 ^þ	150	26

HSI Asset Securitization Corp. Trust
0.276% due 01/25/2037 •	1,686	1,467
0.304% due 12/25/2036 •	3,715	1,438
0.424% due 12/25/2036 •	1,075	415
0.524% due 12/25/2036 •	7,951	3,120

IXIS Real Estate Capital Trust
0.546% due 01/25/2037 •	4,050	2,024

JP Morgan Mortgage Acquisition Trust
0.386% due 07/25/2036 •	1,448	855
0.406% due 07/25/2036 ^•	1,445	537
6.630% due 07/25/2036 ^þ	1,150	490

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	51

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KKR CLO Ltd.
1.076% due 07/15/2030 •	$5,800	$5,801

L2L Education Loan Trust
0.424% due 06/15/2031 •	2,676	2,662

LCM LP
1.134% due 07/20/2030 •	4,700	4,701

Lehman XS Trust
0.606% due 05/25/2046 ^•	31,468	30,379

Lendingpoint Asset
1.110% due 02/15/2029 (b)	9,700	9,719

LoanCore Issuer Ltd.
1.214% due 05/15/2036 •	7,620	7,625

Long Beach Mortgage Loan Trust
0.686% due 02/25/2036 •	1,699	1,589
0.766% due 01/25/2046 •	1,548	1,548
1.889% due 07/25/2032 ^•	98	98

Marble Point CLO Ltd.
1.166% due 10/15/2030 •	5,300	5,300

MASTR Asset-Backed Securities Trust
0.136% due 10/25/2036 •	958	422
0.186% due 11/25/2036 •	58	26
0.326% due 10/25/2036 •	1,700	1,624
0.386% due 08/25/2036 •	954	500
0.566% due 03/25/2036 •	3,213	2,590
0.836% due 10/25/2035 ^•	688	696

Merrill Lynch Mortgage Investors Trust
0.306% due 08/25/2037 •	1,950	1,275
0.386% due 08/25/2037 •	11,765	7,754
0.536% due 02/25/2047 •	532	385
0.836% due 06/25/2036 •	55	55
3.605% due 02/25/2037 ^þ	1,607	299

MidOcean Credit CLO
1.181% due 02/20/2031 •	4,000	3,999
1.229% due 01/29/2030 •	4,000	3,998

Morgan Stanley ABS Capital, Inc. Trust
0.146% due 12/25/2036 •	3,579	2,380
0.196% due 03/25/2037 •	1,541	886
0.226% due 11/25/2036 •	9,496	5,933
0.236% due 09/25/2036 •	10,057	4,843
0.236% due 10/25/2036 •	20,516	13,391
0.236% due 11/25/2036 •	3,079	2,280
0.236% due 12/25/2036 •	792	532
0.246% due 09/25/2036 •	1,762	1,022
0.266% due 02/25/2037 •	2,185	967
0.286% due 02/25/2037 •	62	38
0.306% due 11/25/2036 •	5,134	3,240
0.336% due 08/25/2036 •	126	81
0.336% due 03/25/2037 •	16,530	9,670
0.446% due 02/25/2037 •	1,570	715
0.566% due 06/25/2036 •	1,028	696
1.001% due 03/25/2035 •	637	638
1.136% due 09/25/2033 •	673	673
1.136% due 06/25/2035 ^•	4,000	3,951

Morgan Stanley Home Equity Loan Trust
0.186% due 12/25/2036 •	1,514	951

MP CLO Ltd.
1.024% due 10/18/2028 •	7,545	7,555

Nelnet Student Loan Trust
0.199% due 05/27/2025 •	43	43
0.225% due 03/23/2037 •	169	167
0.235% due 10/25/2033 •	286	282

New Century Home Equity Loan Trust
3.086% due 01/25/2033 ^•	390	370

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.416% due 10/25/2036 ^•	4,375	1,212
0.486% due 02/25/2037 ^•	456	169

North Carolina State Education Assistance Authority
0.886% due 07/25/2039 •	500	502

NovaStar Mortgage Funding Trust
0.256% due 11/25/2036 •	8,200	3,589
0.296% due 01/25/2037 •	3,144	1,444
0.386% due 09/25/2036 •	3,727	2,181
0.586% due 10/25/2036 •	1,204	1,013

Oaktree CLO Ltd.
1.248% due 04/22/2030 •	2,100	2,100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ocean Trails CLO
0.926% due 07/15/2028 •		$1,672	$1,671

OCP Euro CLO DAC
0.880% due 09/22/2034 •	EUR	7,400	8,531

Option One Mortgage Loan Trust
0.216% due 07/25/2037 •		$1,006	876
0.266% due 04/25/2037 •		986	620
0.306% due 01/25/2037 •		888	648
0.326% due 04/25/2037 •		1,121	791
0.336% due 03/25/2037 •		563	365
0.336% due 07/25/2037 •		1,362	1,200

Ownit Mortgage Loan Trust
0.386% due 05/25/2037 •		1,814	1,655
3.038% due 10/25/2035 þ		687	490

OZLM Ltd.
1.274% due 07/20/2032 •		4,600	4,605

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 •	EUR	14,500	16,799

Palmer Square Loan Funding Ltd.
0.925% due 10/15/2029 •(b)		$2,100	2,100
0.971% due 07/20/2029 •		12,100	12,075
1.104% due 04/20/2027 •		2,832	2,834

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.886% due 12/25/2034 •		754	763

People’s Financial Realty Mortgage Securities Trust
0.226% due 09/25/2036 •		2,459	917

RAAC Trust
0.596% due 02/25/2036 •		214	214
0.596% due 08/25/2036 •		639	644
0.686% due 06/25/2044 •		310	286

Renaissance Home Equity Loan Trust
3.269% due 09/25/2037 þ		5,934	5,545
5.612% due 04/25/2037 þ		3,801	1,641

Residential Asset Securities Corp. Trust
0.386% due 07/25/2036 •		1,109	1,106
0.626% due 07/25/2036 •		2,779	2,565
0.926% due 12/25/2034 •		387	387
1.121% due 08/25/2035 •		2,000	2,002

Romark CLO Ltd.
1.168% due 10/23/2030 •		5,300	5,301

Saranac Clo Ltd.
1.259% due 08/13/2031 •		3,700	3,700

Saxon Asset Securities Trust
0.256% due 10/25/2046 •		1,171	1,158
0.616% due 03/25/2035 ^•		195	192

Securitized Asset-Backed Receivables LLC Trust
0.586% due 03/25/2036 •		2,715	2,212
0.851% due 02/25/2034 •		932	930

Segovia European CLO
0.880% due 07/20/2032 •	EUR	8,100	9,356

SG Mortgage Securities Trust
0.236% due 10/25/2036 •		$4,347	4,219
0.296% due 10/25/2036 •		2,300	1,956
0.626% due 02/25/2036 •		5,531	3,735

Sierra Madre Funding Ltd.
0.463% due 09/07/2039 •		17,585	15,749
0.483% due 09/07/2039 •		41,040	36,757

SLM Student Loan Trust
0.295% due 07/25/2025 •		128	116
1.586% due 06/25/2043 •		103	103
1.586% due 09/25/2076 •		104	102
1.625% due 04/25/2023 •		2,707	2,730
1.886% due 11/25/2070 •		141	144

Sound Point CLO Ltd.
1.038% due 01/23/2029 •		5,800	5,802
1.105% due 07/25/2030 •		2,800	2,801
1.295% due 07/20/2032 •		5,500	5,500

Soundview Home Loan Trust
0.196% due 02/25/2037 •		4,572	1,656
0.646% due 10/25/2036 •		3,689	3,658
0.911% due 06/25/2035 •		2	2
1.036% due 09/25/2037 •		2,546	2,393

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Specialty Underwriting & Residential Finance Trust
0.206% due 03/25/2037 •		$797	$578
0.386% due 09/25/2037 •		4,335	2,221

Steele Creek CLO Ltd.
1.031% due 05/21/2029 •		2,510	2,510

Structured Asset Investment Loan Trust
0.806% due 10/25/2035 •		607	604
1.061% due 01/25/2035 •		1,713	1,694
1.211% due 01/25/2035 •		606	589
1.466% due 04/25/2033 •		36	36
1.661% due 01/25/2035 •		684	575
1.811% due 01/25/2035 ^•		511	148

Structured Asset Securities Corp. Trust
0.776% due 09/25/2035 •		9,164	9,086

Symphony CLO Ltd.
1.083% due 07/14/2026 •		4,090	4,096

Talon Funding Ltd.
0.608% due 06/05/2035 •		1,466	254

THL Credit Wind River Clo Ltd.
1.164% due 04/15/2031 •		7,000	7,000

Tikehau CLO BV
0.870% due 08/04/2034 •	EUR	2,500	2,884

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$24,692	25,633

Triaxx Prime CDO Ltd.
0.343% due 10/02/2039 •		3,599	248

Venture CLO Ltd.
1.034% due 10/20/2028 •		1,056	1,056
1.110% due 07/20/2030 •		2,600	2,600
1.154% due 04/20/2029 •		10,552	10,556

Vibrant CLO Ltd.
1.072% due 06/20/2029 •		3,200	3,201
1.174% due 09/15/2030 •		6,900	6,912
1.198% due 07/20/2032 •		3,100	3,100

Vibrant Clo Ltd.
1.240% due 07/20/2032 •		3,100	3,101

Voya CLO Ltd.
1.034% due 07/20/2029 •		4,904	4,903
1.091% due 10/15/2030 •		2,800	2,800

Washington Mutual Asset-Backed Certificates Trust
0.566% due 05/25/2036 •		1,670	1,502

Wellfleet CLO Ltd.
0.980% due 07/20/2029 •		5,000	5,000
1.024% due 04/20/2029 •		3,415	3,413

Wells Fargo Home Equity Asset-Backed Securities Trust
1.661% due 02/25/2035 •		3,342	3,366

Zais CLO Ltd.
1.276% due 04/15/2028 •		1,807	1,809

Total Asset-Backed Securities (Cost $773,303)			748,422

SOVEREIGN ISSUES 6.7%

Argentina Government International Bond
0.500% due 07/09/2030 þ		4,802	1,723
1.000% due 07/09/2029		685	264
1.125% due 07/09/2035 þ		14,347	4,701
2.500% due 07/09/2041 þ		132	48
15.500% due 10/17/2026	ARS	31,710	70
34.163% (BADLARPP) due 10/04/2022 ~		2,200	8
36.162% (BADLARPP + 2.000%) due 04/03/2022 ~		22,575	125

Autonomous City of Buenos Aires
39.149% (BADLARPP + 5.000%) due 01/23/2022 ~		56,190	316

China Development Bank
3.230% due 01/10/2025	CNY	283,200	44,336
3.340% due 07/14/2025		252,400	39,620

Dominican Republic International Bond
5.300% due 01/21/2041		$2,050	2,033

Israel Government International Bond
2.750% due 07/03/2030		3,200	3,407
3.375% due 01/15/2050		1,300	1,382

52	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.800% due 05/13/2060		$3,800	$4,225
3.875% due 07/03/2050		1,700	1,941

Kuwait International Government Bond
3.500% due 03/20/2027		3,300	3,658

New Zealand Government International Bond
2.000% due 09/20/2025 (i)	NZD	18,155	13,651
3.000% due 09/20/2030 (i)		4,837	4,197

Peru Government International Bond
5.940% due 02/12/2029	PEN	75,900	18,427
6.150% due 08/12/2032		20,800	4,827
6.350% due 08/12/2028		47,875	11,957

Provincia de Buenos Aires
37.896% due 04/12/2025	ARS	325,460	1,509
37.989% due 05/31/2022		13,030	70

Qatar Government International Bond
3.875% due 04/23/2023		$6,700	7,056
4.500% due 01/20/2022		4,700	4,761
4.500% due 04/23/2028		2,100	2,453
5.103% due 04/23/2048		800	1,063

Romanian Government International Bond
1.750% due 07/13/2030	EUR	3,600	4,083

Saudi Government International Bond
2.375% due 10/26/2021		$600	601
2.875% due 03/04/2023		1,600	1,652
3.625% due 03/04/2028		4,300	4,729

South Africa Government International Bond
4.850% due 09/30/2029		10,000	10,304
10.500% due 12/21/2026	ZAR	1,064,500	79,371

Turkey Government International Bond
5.750% due 03/22/2024		$3,000	3,075
6.350% due 08/10/2024		12,400	12,853

Total Sovereign Issues (Cost $299,322)			294,496

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)		477	0

Total Common Stocks (Cost $505)			0

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%		3,500	5,187

Total Convertible Preferred Securities (Cost $4,179)			5,187

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 1.0%

BANKING & FINANCE 0.6%

AGFC Capital Trust
1.876% (US0003M + 1.750%) due 01/15/2067 ~		6,600,000	$3,896

Bank of America Corp.
4.300% due 01/28/2025 •(j)		3,900,000	3,973
5.875% due 03/15/2028 •(j)		1,600,000	1,828

Citigroup, Inc.
4.000% due 12/10/2025 •(j)		600,000	623

JPMorgan Chase & Co.
5.000% due 08/01/2024 •(j)		7,900,000	8,251

Nationwide Building Society
10.250% ~		10,000	2,641

Stichting AK Rabobank Certificaten
19.437% due 12/29/2049 þ(j)		3,571,675	5,961

Wells Fargo & Co.
3.900% due 03/15/2026 •(j)		400,000	413

			27,586

UTILITIES 0.4%

AT&T Mobility LLC
7.000% due 10/20/2022 «(j)(l)		400,020	$10,507

AT&T, Inc.
2.875% due 03/02/2025 •(j)		3,800,000	4,460

			14,967

Total Preferred Securities (Cost $39,063)			42,553

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (m) 0.1%
			4,910

ARGENTINA TREASURY BILLS 0.1%
24.319% due 10/29/2021 - 02/28/2022 (f)(g)(i)	ARS	813,634	4,474

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.4%
0.051% due 03/31/2022 (g)(h)	$19,100	$19,095

U.S. TREASURY CASH MANAGEMENT BILLS 0.6%
0.040% due 01/04/2022 - 01/25/2022 (f)(g)(p)(r)	28,200	28,197

Total Short-Term Instruments (Cost $56,929)		56,676

Total Investments in Securities (Cost $3,120,505)		3,154,002

	SHARES
INVESTMENTS IN AFFILIATES 27.9%

SHORT-TERM INSTRUMENTS 27.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 27.9%

PIMCO Short Asset Portfolio	38,060,538	381,214

PIMCO Short-Term Floating NAV Portfolio III	86,054,728	848,672

Total Short-Term Instruments (Cost $1,229,611)		1,229,886

Total Investments in Affiliates (Cost $1,229,611)		1,229,886

Total Investments 99.3% (Cost $4,350,116)		$4,383,888

Financial Derivative Instruments (o)(q) 0.3% (Cost or Premiums, net $2,962)		12,812

Other Assets and Liabilities, net 0.4%		17,842

Net Assets 100.0%		$4,414,542

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	53

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$ 10,656	$10,507	0.24%
Deutsche Bank AG	0.898	05/28/2024	05/25/2021	2,100	2,099	0.05
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	1,000	1,016	0.02
Deutsche Bank AG	3.729	01/14/2032	01/27/2021 - 01/28/2021	1,709	1,757	0.04

				$ 15,465	$15,379	0.35%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$4,910	U.S. Treasury Notes 1.625% due 12/15/2022	$(5,008)	$4,910	$4,910

Total Repurchase Agreements						$(5,008)	$4,910	$4,910

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BRC	(0.950)%	02/05/2021	TBD	(2)	EUR	(2,123)	$(2,444)

Total Reverse Repurchase Agreements							$(2,444)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (1.6)%
Uniform Mortgage-Backed Security, TBA	2.000%	10/01/2051	$14,000	$(14,165)	$(14,039)
Uniform Mortgage-Backed Security, TBA	2.000	12/01/2051	43,800	(43,656)	(43,743)
Uniform Mortgage-Backed Security, TBA	2.500	11/01/2051	11,200	(11,576)	(11,527)

Total U.S. Government Agencies				(69,397)	(69,309)

U.S. Treasury Obligations (0.9)%
U.S. Treasury Inflation Protected Securities	0.125%	07/15/2031	36,771	(40,476)	(40,538)

Total Short Sales (2.5)%				$(109,873)	$(109,847)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Payable for Short Sales (3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BRC	$0	$(2,444)	$0	$0	$(2,444)	$2,403	$(41)
FICC	4,910	0	0	0	4,910	(5,008)	(98)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(40,538)	(40,538)	0	(40,538)

Total Borrowings and Other Financing Transactions	$4,910	$(2,444)	$0	$(40,538)

54	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,444)	$(2,444)

Total Borrowings	$0	$0	$0	$(2,444)	$(2,444)

Payable for reverse repurchase agreements					$(2,444)

(n)	Securities with an aggregate market value of $2,403 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(12,220) at a weighted average interest rate of (0.435%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for short sales includes $10 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP Italy Government Bond December Futures	12/2021	1,009	$	177,595	$(2,533)	$561	$(585)
Euro-Bund 10-Year Bond December Futures	12/2021	212		41,703	(662)	71	(81)
U.S. Treasury 5-Year Note December Futures	12/2021	7,094		870,733	(5,544)	610	0
U.S. Treasury 10-Year Note December Futures	12/2021	1,323		174,119	(2,379)	186	0

					$(11,118)	$1,428	$(666)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2021	602	$	(87,441)	$1,975	$0	$(103)
U.S. Treasury 30-Year Bond December Futures	12/2021	717		(114,160)	3,057	0	(90)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	338		(64,579)	2,819	53	0

					$7,851	$53	$(193)

Total Futures Contracts					$(3,267)	$1,481	$(859)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	03/20/2023	0.116%	$	3,000	$(10)	$50	$40	$0	$(1)
Boeing Co.	1.000	Quarterly	12/20/2022	0.491		900	0	6	6	0	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.617		1,700	6	6	12	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2024	0.477	EUR	9,600	30	163	193	5	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.132	$	700	93	(32)	61	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.103		21,300	19	30	49	0	(1)
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.113		10,000	83	(15)	68	0	(1)
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.135		15,600	315	(143)	172	0	(1)
Stellantis NV	5.000	Quarterly	06/20/2026	0.992	EUR	3,300	766	(37)	729	0	0
Valeo SA	1.000	Quarterly	06/20/2026	1.225		1,700	(19)	(1)	(20)	0	(1)

							$1,283	$27	$1,310	$5	$(5)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	55

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$		32,000	$(1,130)	$(1,835)	$(2,965)	$27	$0
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026			76,000	(7,236)	124	(7,112)	70	0
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022		EUR	27,400	(165)	(63)	(228)	0	(1)

							$(8,531)	$(1,774)	$(10,305)	$97	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-35 5-Year Index	1.000%	Quarterly	06/20/2026	$	300	$(10)	$0	$(10)	$0	$0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		8,500	(301)	(35)	(336)	0	(3)
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		1,500	27	10	37	0	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		44,200	969	109	1,078	0	(14)
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		68,800	1,673	(18)	1,655	0	(33)
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	EUR	700	20	2	22	0	0
iTraxx Europe Main 35 5-Year Index	1.000	Quarterly	06/20/2026		15,800	481	4	485	2	0
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026		3,200	99	(1)	98	0	0

						$2,958	$71	$3,029	$2	$(50)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	03/16/2027	GBP	49,400	$304	$794	$1,098	$101	$0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2032		75,800	(278)	(1,998)	(2,276)	0	(345)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		43,700	159	3,761	3,920	653	0
Pay	1-Year BRL-CDI	7.115	Maturity	01/02/2023	BRL	573,000	0	(1,678)	(1,678)	0	(81)
Pay	1-Year BRL-CDI	7.790	Maturity	01/02/2024		384,000	0	(2,084)	(2,084)	0	(115)
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	27,100	0	86	86	1	0
Pay	3-Month CAD-Bank Bill	1.273	Semi-Annual	03/03/2022		7,500	0	24	24	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		12,100	53	44	97	1	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		9,500	0	(18)	(18)	0	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		8,600	0	(3)	(3)	0	0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		5,100	0	(2)	(2)	0	0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		2,600	0	0	0	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		14,300	20	(42)	(22)	0	0
Pay	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2026		112,700	(1,940)	(16)	(1,956)	0	(25)
Pay(6)	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2026	KRW	227,249,700	(504)	(431)	(935)	0	(127)
Receive(6)	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2031		116,355,500	1,226	494	1,720	154	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		$239,700	11,006	(20,179)	(9,173)	0	(299)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		31,800	2,731	(3,451)	(720)	0	(40)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		200	12	(26)	(14)	0	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		25,770	258	1,495	1,753	0	(61)
Receive	3-Month USD-LIBOR	0.772	Semi-Annual	03/20/2050		15,800	0	3,868	3,868	0	(40)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		900	29	116	145	0	(3)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		3,800	721	(185)	536	0	(7)
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		58,000	(3,470)	1,313	(2,157)	0	(179)
Pay	6-Month JPY-LIBOR	0.086	Semi-Annual	09/11/2029	JPY	624,000	0	(72)	(72)	5	0
Pay(6)	28-Day MXN-TIIE	5.660	Lunar	03/24/2023	MXN	4,100,000	(31)	(1,681)	(1,712)	52	0
Pay	UKRPI	3.579	Maturity	10/15/2033	GBP	26,800	11	(825)	(814)	400	0

							$10,307	$(20,696)	$(10,389)	$1,367	$(1,322)

Total Swap Agreements							$6,017	$(22,372)	$(16,355)	$1,471	$(1,378)

56	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,481	$1,471	$2,952	$0	$(859)	$(1,378)	$(2,237)

(p)

Securities with an aggregate market value of $71,197 and cash of $6,822 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/ (Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	10/2021	CNH	158,497		$24,476	$0	$(76)
	10/2021	PEN	37,507		9,317	247	0
	10/2021		$73,960	GBP	54,698	0	(259)
	10/2021		9,416	PEN	38,758	0	(42)
	11/2021	GBP	54,698		$73,963	260	0
	11/2021	TWD	3,636		131	0	0
	11/2021		$10	PLN	39	0	0
	11/2021		2,184	RUB	163,264	42	0
	12/2021	HKD	11,361		$1,461	2	0
	12/2021	KRW	114,510		98	1	0
	12/2021		$1,818	RUB	135,565	21	0
	12/2021	ZAR	7,971		$555	31	0
	01/2022	PEN	20,411		4,929	17	0
	02/2022		$12	PLN	48	0	0
	09/2022	PEN	18,346		$4,361	51	0

BPS	10/2021	CNH	94,447		14,569	0	(61)
	10/2021	DKK	2,145		344	10	0
	10/2021	EUR	8,648		10,174	157	0
	10/2021	MXN	19,279		950	17	0
	10/2021		$1,411	AUD	1,922	0	(21)
	10/2021		1,991	EUR	1,682	0	(43)
	10/2021		1,535	GBP	1,120	0	(26)
	10/2021		853	MXN	17,226	0	(19)
	11/2021	ILS	1,104		$337	0	(6)
	11/2021	MXN	325,638		16,131	436	0
	12/2021	HKD	722		93	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	57

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

						Unrealized Appreciation/ (Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	12/2021		$101	MXN	2,053	$0	$(3)
	12/2021	ZAR	118,763		$8,277	466	0
	01/2022	MXN	17,226		841	18	0

BRC	11/2021		$778	RUB	58,064	14	0

CBK	10/2021	EUR	5,605		$6,653	160	0
	10/2021	PEN	40,149		10,354	646	0
	10/2021		$128	DKK	813	0	(1)
	10/2021		1,129	GBP	820	0	(24)
	10/2021		4,937	PEN	20,411	0	0
	11/2021	PEN	8,145		$1,986	19	0
	11/2021		$1,159	GBP	862	2	0
	12/2021	CNH	52,754		$8,121	0	(16)
	12/2021	PEN	11,373		2,763	18	0
	12/2021		$1,204	RUB	89,363	8	0
	12/2021	ZAR	138,061		$9,528	449	0
	01/2022		$10,080	CLP	7,807,345	0	(540)
	02/2022	PEN	51,198		$12,831	529	0
	02/2022		$10	PLN	37	0	0
	02/2022	ZAR	5,651		$369	1	0
	04/2022	DKK	810		128	1	0

FBF	11/2021		$715	RUB	53,402	13	0

GLM	10/2021	BRL	114,745		$21,428	357	0
	10/2021	CNH	47,863		7,382	0	(32)
	10/2021		$21,095	BRL	114,745	0	(25)
	10/2021		1,765	RUB	132,983	58	0
	11/2021	PEN	2		$0	0	0
	11/2021	TWD	1,928		70	0	0
	11/2021		$21,328	BRL	114,745	0	(353)
	11/2021		818	RUB	61,028	14	0
	12/2021	CNH	52,956		$8,144	0	(24)
	12/2021		$2,924	RUB	217,545	26	0
	12/2021	ZAR	106,252		$7,348	361	0

HUS	10/2021	EUR	22,955		27,089	499	0
	10/2021	NOK	2,440		281	2	0
	10/2021	PEN	16,581		4,487	477	0
	10/2021		$10,549	CNH	68,199	15	0
	10/2021		103	MXN	2,053	0	(4)
	10/2021		459	RUB	34,575	15	0
	11/2021	CNH	68,367		$10,549	0	(15)
	11/2021		$19,558	COP	75,456,075	195	0
	11/2021		137	RUB	10,221	3	0
	12/2021	PEN	34,282		$9,242	967	0
	12/2021	ZAR	139,193		9,616	463	0

IND	02/2022		91,256		5,909	3	(40)

JPM	10/2021	NZD	19,855		13,802	95	0
	11/2021	CLP	7,820,685		10,809	1,199	0
	02/2022	ZAR	2,697		177	1	0

MYI	10/2021	BRL	32,695		6,011	7	0
	10/2021	DKK	2,540		409	13	0
	10/2021		$6,207	BRL	32,696	0	(203)
	10/2021		1,126	DKK	7,163	0	(10)
	10/2021		13,776	NZD	19,855	0	(70)
	11/2021	NZD	19,855		$13,774	70	0
	11/2021	TWD	1,010		37	0	0
	04/2022	DKK	7,136		1,126	10	0

RYL	02/2022	ZAR	19,838		1,288	3	(7)

SCX	10/2021	EUR	140,088		165,471	3,200	0
	10/2021	GBP	56,638		77,616	1,302	0
	10/2021	JPY	73,873		673	9	0
	10/2021		$2,263	RUB	170,280	71	0
	11/2021	EUR	175,614		$203,638	105	0
	11/2021	JPY	73,873		662	0	(2)
	12/2021	CNH	62,532		9,618	0	(27)
	12/2021	KRW	53,512		46	1	0
	12/2021		$2,364	INR	177,549	8	0
	12/2021	ZAR	144,080		$10,064	587	0

58	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

						Unrealized Appreciation/ (Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability

SOG	10/2021	DKK	3,023		$486	$15	$0

SSB	10/2021	CAD	1,112		880	2	0
	10/2021		$15,578	BRL	82,050	0	(511)

TOR	10/2021	CAD	20,632		$16,327	37	0
	10/2021		$17,164	CAD	21,744	3	0
	11/2021	CAD	21,744		$17,163	0	(4)
	12/2021	CNH	56,744		8,754	2	0
	02/2022	ZAR	4,290		280	1	0

UAG	10/2021	MXN	17,791		875	17	0
	10/2021		$1,389	RUB	104,637	45	0
	11/2021	SEK	12,260		$1,413	12	0
	11/2021		$1,289	RUB	96,495	27	0
	12/2021	ZAR	189,228		$13,056	610	0

Total Forward Foreign Currency Contracts						$14,543	$(2,464)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.280%	06/29/2023	18,000	$958	$929
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.060	10/25/2023	26,300	1,500	2,061

FAR	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.134	09/15/2023	13,800	725	988

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.102	09/15/2023	14,300	777	1,029

Total Purchased Options							$3,960	$5,007

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000%	10/20/2021	3,800	$(17)	$(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	1,800	(9)	(2)
	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	11/17/2021	2,500	(13)	(4)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	4,600	(21)	(23)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	11/17/2021	13,500	(16)	(6)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	11/17/2021	400	0	0

BPS	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	2,700	(11)	(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	3,700	(15)	(14)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	8,700	(9)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	28,700	(28)	(18)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	32,000	(37)	(36)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	12,300	(57)	(47)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	23,600	(128)	(138)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	3.750	01/19/2022	4,400	(24)	(30)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	29,150	(30)	(2)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	92,600	(108)	(58)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.750	01/19/2022	18,500	(26)	(22)

CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	5,400	(24)	(2)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	8,900	(49)	(52)

DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	4,600	(19)	(5)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	1,100	(5)	(5)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	4,200	(19)	(21)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	7,500	(6)	(5)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	18,500	(21)	(24)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	4,900	(22)	(19)

FBF	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	6,500	(25)	(25)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	15,400	(16)	(8)

GST	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	10/20/2021	6,100	(25)	(2)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	6,400	(32)	(8)
	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	3,000	(12)	(12)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	3,700	(16)	(17)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	59

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700%	10/20/2021	2,700	$(3)	$0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	10/20/2021	24,300	(24)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	5,600	(6)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	2,400	(3)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	1,900	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	11/17/2021	11,900	(12)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	13,600	(14)	(7)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.725	01/19/2022	3,800	(4)	(4)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	01/19/2022	22,100	(23)	(22)

JPM	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	12/15/2021	1,700	(5)	(5)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	5,300	(29)	(31)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	18,800	(20)	(12)

MYC	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000	11/17/2021	5,300	(21)	(5)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	38,200	(38)	(13)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	21,300	(22)	(13)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	9,900	(9)	(5)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	12,600	(16)	(16)

						$(1,091)	$ (749)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.110%	06/29/2023	87,900	$(954)	$(937)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	10/25/2023	131,500	(1,505)	(1,971)

FAR	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.985	09/15/2023	69,000	(725)	(1,014)

GLM	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.500	02/07/2022	79,500	(90)	(108)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.960	09/15/2023	71,500	(777)	(1,053)

							$(4,051)	$(5,083)

OPTIONS ON SECURITIES

Counterparty	Description		Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	$	101.531	11/03/2021	3,000	$(10)	$(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051		101.609	11/03/2021	5,300	(15)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051		103.602	10/07/2021	6,600	(21)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051		103.813	10/07/2021	4,000	(11)	0

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 10/01/2051		102.430	10/14/2021	7,000	(14)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051		100.672	10/07/2021	2,200	(8)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051		102.672	10/07/2021	2,200	(5)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051		101.336	11/03/2021	5,300	(20)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051		104.320	10/07/2021	2,900	(5)	0

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051		100.813	10/07/2021	24,100	(89)	(139)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051		102.750	10/07/2021	3,100	(6)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051		102.813	10/07/2021	17,600	(36)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051		99.859	11/03/2021	7,100	(19)	(29)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051		100.414	11/03/2021	6,100	(16)	(20)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051		101.000	11/03/2021	4,700	(22)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051		101.484	11/03/2021	4,200	(13)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051		101.566	11/03/2021	3,000	(9)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051		101.859	11/03/2021	7,100	(8)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051		98.922	12/06/2021	6,400	(24)	(28)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051		99.156	12/06/2021	3,500	(13)	(18)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051		99.703	12/06/2021	4,000	(14)	(27)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051		100.922	12/06/2021	6,400	(13)	(18)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051		101.156	12/06/2021	3,500	(7)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051		101.203	12/06/2021	4,000	(13)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051		103.977	10/07/2021	3,300	(9)	0

						$(420)	$(325)

Total Written Options						$(5,562)	$(6,157)

60	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Mexico Government International Bond	1.000%	Quarterly	12/20/2021	0.155%	$ 4,700	$(184)	$194	$10	$0

BPS	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.364	700	(26)	27	1	0

BRC	Mexico Government International Bond	1.000	Quarterly	12/20/2021	0.155	2,100	(81)	86	5	0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.409	100	(2)	1	0	(1)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.046	400	(4)	4	0	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.155	1,100	4	(9)	0	(5)

FBF	AT&T, Inc.	1.000	Quarterly	06/20/2024	0.367	2,300	(7)	47	40	0

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.409	200	(3)	0	0	(3)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.887	1,900	(28)	33	5	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.291	17,400	(770)	639	0	(131)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	3.900	400	(49)	19	0	(30)

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.119	200	(7)	6	0	(1)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.291	1,100	(32)	24	0	(8)
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.364	700	(34)	35	1	0

JPM	Hochtief AG	5.000	Quarterly	12/20/2026	1.122	EUR 5,900	1,406	(26)	1,380	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.068	$ 200	(10)	10	0	0

MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	09/20/2024	0.185	11,400	81	199	280	0

							$254	$1,289	$1,722	$(179)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$900	$(26)	$34	$8	$0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	18,100	(628)	795	167	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	12,100	(424)	535	111	0

						$(1,078)	$1,364	$286	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	6-Month THB-THBFIX(6)	1.000%	Semi-Annual	12/15/2026	THB	399,200	$(5)	$91	$86	$0
	Pay	6-Month THB-THBFIX(6)	1.500	Semi-Annual	12/15/2031		204,300	(30)	(96)	0	(126)

DBL	Receive	6-Month THB-THBFIX(6)	1.000	Semi-Annual	12/15/2026		417,000	(31)	120	89	0
	Pay	6-Month THB-THBFIX(6)	1.500	Semi-Annual	12/15/2031		216,000	(15)	(118)	0	(133)

GLM	Receive	6-Month THB-THBFIX(6)	1.000	Semi-Annual	12/15/2026		1,089,400	(16)	250	234	0
	Pay	6-Month THB-THBFIX(6)	1.500	Semi-Annual	12/15/2031		563,900	(72)	(276)	0	(348)

NGF	Receive	6-Month THB-THBFIX(6)	1.000	Semi-Annual	12/15/2026		4,598,500	540	446	986	0
	Pay	6-Month THB-THBFIX(6)	1.500	Semi-Annual	12/15/2031		2,345,000	(1,000)	(449)	0	(1,449)

								$(629)	$(32)	$1,395	$(2,056)

Total Swap Agreements								$(1,453)	$2,621	$3,403	$(2,235)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	61

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$672	$2,990	$96	$3,758	$(377)	$(2,944)	$(126)	$(3,447)	$311	$(260)	$51
BPS	1,104	0	1	1,105	(179)	(36)	0	(215)	890	(630)	260
BRC	14	0	5	19	0	(333)	0	(333)	(314)	273	(41)
CBK	1,833	0	0	1,833	(581)	(54)	(6)	(641)	1,192	(1,269)	(77)
DBL	0	0	89	89	0	0	(133)	(133)	(44)	0	(44)
DUB	0	0	0	0	0	(79)	0	(79)	(79)	(40)	(119)
FAR	0	988	0	988	0	(1,014)	0	(1,014)	(26)	0	(26)
FBF	13	0	40	53	0	(33)	0	(33)	20	0	20
GLM	816	0	234	1,050	(434)	(108)	(348)	(890)	160	(380)	(220)
GSC	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
GST	0	0	13	13	0	(78)	(164)	(242)	(229)	242	13
HUS	2,636	0	1	2,637	(19)	0	(9)	(28)	2,609	(2,281)	328
IND	3	0	0	3	(40)	0	0	(40)	(37)	4	(33)
JPM	1,295	0	1,380	2,675	0	(65)	0	(65)	2,610	(2,420)	190
MYC	0	1,029	447	1,476	0	(1,105)	0	(1,105)	371	(498)	(127)
MYI	100	0	0	100	(283)	0	0	(283)	(183)	0	(183)
NGF	0	0	986	986	0	0	(1,449)	(1,449)	(463)	0	(463)
RYL	3	0	0	3	(7)	0	0	(7)	(4)	0	(4)
SAL	0	0	0	0	0	(304)	0	(304)	(304)	294	(10)
SCX	5,283	0	0	5,283	(29)	0	0	(29)	5,254	(4,980)	274
SOG	15	0	0	15	0	0	0	0	15	0	15
SSB	2	0	0	2	(511)	0	0	(511)	(509)	332	(177)
TOR	43	0	0	43	(4)	0	0	(4)	39	(40)	(1)
UAG	711	0	111	822	0	0	0	0	822	(730)	92

Total Over the Counter	$14,543	$5,007	$3,403	$22,953	$(2,464)	$(6,157)	$(2,235)	$(10,856)

(r)

Securities with an aggregate market value of $1,145 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

62	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,481	$1,481
Swap Agreements	0	104	0	0	1,367	1,471

	$0	$104	$0	$0	$2,848	$2,952

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,543	$0	$14,543
Purchased Options	0	0	0	0	5,007	5,007
Swap Agreements	0	2,008	0	0	1,395	3,403

	$0	$2,008	$0	$14,543	$6,402	$22,953

	$0	$2,112	$0	$14,543	$9,250	$25,905

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$859	$859
Swap Agreements	0	56	0	0	1,322	1,378

	$0	$56	$0	$0	$2,181	$2,237

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,464	$0	$2,464
Written Options	0	749	0	0	5,408	6,157
Swap Agreements	0	179	0	0	2,056	2,235

	$0	$928	$0	$2,464	$7,464	$10,856

	$0	$984	$0	$2,464	$9,645	$13,093

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$20	$20
Futures	0	0	0	0	1,254	1,254
Swap Agreements	0	(11,151)	0	0	(18,373)	(29,524)

	$0	$(11,151)	$0	$0	$(17,099)	$(28,250)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,525	$0	$3,525
Purchased Options	0	0	0	0	(1,926)	(1,926)
Written Options	0	694	0	460	2,234	3,388
Swap Agreements	0	691	0	0	8	699

	$0	$1,385	$0	$3,985	$316	$5,686

	$0	$(9,766)	$0	$3,985	$(16,783)	$(22,564)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(21,192)	$(21,192)
Swap Agreements	0	7,633	0	0	5,102	12,735

	$0	$7,633	$0	$0	$(16,090)	$(8,457)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,929	$0	$4,929
Purchased Options	0	0	0	0	591	591
Written Options	0	39	0	74	(550)	(437)
Swap Agreements	0	(138)	0	0	(33)	(171)

	$0	$(99)	$0	$5,003	$8	$4,912

	$0	$7,534	$0	$5,003	$(16,082)	$(3,545)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	63

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)	September 30, 2021 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$72,253	$23,161	$95,414
Corporate Bonds & Notes
Banking & Finance	0	524,220	0	524,220
Industrials	0	294,120	0	294,120
Utilities	0	71,909	0	71,909
Convertible Bonds & Notes
Industrials	0	17,435	0	17,435
Municipal Bonds & Notes
California	0	3,031	0	3,031
Illinois	0	1,705	0	1,705
Puerto Rico	0	526	0	526
Washington	0	19,810	0	19,810
West Virginia	0	6,554	0	6,554
U.S. Government Agencies	0	168,452	0	168,452
U.S. Treasury Obligations	0	519,852	0	519,852
Non-Agency Mortgage-Backed Securities	0	283,640	0	283,640
Asset-Backed Securities	0	748,422	0	748,422
Sovereign Issues	0	294,496	0	294,496
Convertible Preferred Securities
Banking & Finance	5,187	0	0	5,187
Preferred Securities
Banking & Finance	0	27,586	0	27,586
Utilities	0	4,460	10,507	14,967
Short-Term Instruments
Repurchase Agreements	0	4,910	0	4,910
Argentina Treasury Bills	0	4,474	0	4,474
U.S. Treasury Bills	0	19,095	0	19,095
U.S. Treasury Cash Management Bills	0	28,197	0	28,197

	$5,187	$3,115,147	$33,668	$3,154,002

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,229,886	$0	$0	$1,229,886

Total Investments	$1,235,073	$3,115,147	$33,668	$4,383,888

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(69,309)	0	(69,309)
U.S. Treasury Obligations	0	(40,538)	0	(40,538)

	$0	$(109,847)	$0	$(109,847)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	632	2,320	0	2,952
Over the counter	0	22,953	0	22,953

	$632	$25,273	$0	$25,905

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(666)	(1,571)	0	(2,237)
Over the counter	(5)	(10,851)	0	(10,856)

	$(671)	$(12,422)	$0	$(13,093)

Total Financial Derivative Instruments	$(39)	$12,851	$0	$12,812

Totals	$1,235,034	$3,018,151	$33,668	$4,286,853

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

64	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Extended Duration Fund	September 30, 2021 (Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 140.2%

CORPORATE BONDS & NOTES 0.5%

BANKING & FINANCE 0.3%

Barclays PLC
3.375% due 04/02/2025 •	EUR	1,100	$1,379

BOC Aviation Ltd.
2.750% due 09/18/2022		$800	813

Mitsubishi UFJ Financial Group, Inc.
0.985% (US0003M + 0.860%) due 07/26/2023 ~		1,300	1,317

			3,509

INDUSTRIALS 0.2%

Sands China Ltd.
5.400% due 08/08/2028		800	885

United Airlines Pass-Through Trust
2.875% due 04/07/2030		896	910
3.100% due 04/07/2030		896	897

			2,692

UTILITIES 0.0%

Petrobras Global Finance BV
5.093% due 01/15/2030		623	659

Total Corporate Bonds & Notes (Cost $6,710)			6,860

U.S. GOVERNMENT AGENCIES 3.8%

Fannie Mae
0.000% due 11/15/2030 (d)		400	341
2.358% due 01/25/2031 ~(a)		2,300	314
3.000% due 07/25/2043		726	748
3.790% due 01/01/2029		2,000	2,217
3.880% due 01/01/2031		1,759	2,043
3.920% due 01/01/2031		762	888
5.000% due 08/25/2033		31	35
5.500% due 04/25/2033 - 08/25/2035		97	106
6.000% due 12/25/2034		274	352

Freddie Mac
0.000% due 03/15/2028 - 07/15/2031 (a)		10,500	9,649
0.000% due 03/15/2031 - 07/15/2032 (d)		9,300	7,769
0.000% due 01/15/2041 (b)(d)		3,780	3,260
3.000% due 04/15/2053		1,978	2,033
4.000% due 09/15/2054		791	914
4.439% due 11/25/2052 ~		4,911	5,601
5.500% due 02/15/2024		17	18
6.000% due 06/15/2035		442	576

Ginnie Mae
5.500% due 10/20/2037		215	260

Ginnie Mae, TBA
2.500% due 11/01/2051		3,000	3,092

Residual Funding Corp. STRIPS
0.000% due 04/15/2030 (d)		4,100	3,559

Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 04/15/2029 (a)		2,891	2,604

Small Business Administration
5.290% due 12/01/2027		43	48

Tennessee Valley Authority STRIPS
4.625% due 09/15/2060		1,000	1,456

Uniform Mortgage-Backed Security
4.000% due 08/01/2048		68	73

Uniform Mortgage-Backed Security, TBA
4.000% due 11/01/2051		4,700	5,041

Total U.S. Government Agencies (Cost $47,417)			52,997

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 124.5%

U.S. Treasury Bonds
1.625% due 11/15/2050 (f)	$42,700	$38,375
1.750% due 08/15/2041 (f)	23,200	22,185
1.875% due 02/15/2041 (f)	26,700	26,126
1.875% due 02/15/2051 (f)	169,100	161,306
2.000% due 08/15/2051 (f)	137,200	134,799
2.250% due 05/15/2041 (f)	3,800	3,953
2.375% due 05/15/2051 (f)	211,000	225,242
2.750% due 11/15/2047	1	1
3.125% due 11/15/2041 (f)	86,550	103,109
4.500% due 08/15/2039 (f)	400	562
4.750% due 02/15/2041 (f)	6,100	8,915

U.S. Treasury Notes
1.125% due 02/29/2028	1,520	1,511
1.250% due 06/30/2028	300	299

U.S. Treasury STRIPS
0.000% due 05/15/2034 (a)	100,300	79,549
0.000% due 08/15/2034 (a)	76,520	60,286
0.000% due 11/15/2034 (a)(h)	34,600	27,091
0.000% due 08/15/2035 (a)(h)	6,870	5,281
0.000% due 05/15/2036 (a)	52,000	39,233
0.000% due 11/15/2036 (a)	76,900	57,310
0.000% due 05/15/2037 (a)	54,350	39,938
0.000% due 08/15/2037 (a)	9,100	6,642
0.000% due 08/15/2041 (d)	14,800	9,935
0.000% due 02/15/2042 (d)(h)	9,500	6,294
0.000% due 05/15/2042 (d)(h)	9,700	6,354
0.000% due 05/15/2043 (d)	16,610	10,582
0.000% due 08/15/2043 (d)	92,900	58,848
0.000% due 02/15/2044 (d)	51,400	32,197
0.000% due 05/15/2044 (d)	88,500	55,110
0.000% due 08/15/2044 (d)(h)	1,500	926
0.000% due 11/15/2044 (d)	4,800	2,946
0.000% due 02/15/2045 (d)(h)	5,200	3,170
0.000% due 05/15/2045 (d)	7,750	4,707
0.000% due 08/15/2046 (d)(h)	3,500	2,064
0.000% due 05/15/2048 (d)	142,600	81,279
0.000% due 08/15/2048 (d)	153,800	87,124
0.000% due 11/15/2048 (d)	172,400	97,494
0.000% due 02/15/2049 (d)	120,600	67,788
0.000% due 08/15/2049 (d)	72,300	40,176
0.000% due 11/15/2049 (d)	155,500	86,047
0.000% due 08/15/2050 (d)	130,900	71,138

Total U.S. Treasury Obligations (Cost $1,760,045)		1,765,892

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.2%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037	3,000	3,734

BAMLL Commercial Mortgage Securities Trust
1.134% due 04/15/2036 •	3,200	3,196
1.284% due 03/15/2034 •	1,500	1,503

Bancorp Commercial Mortgage Trust
1.214% due 09/15/2036 •	504	504

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	800	901
5.122% due 08/10/2035 ~	600	667

Bear Stearns ALT-A Trust
2.910% due 09/25/2035 ^~	135	105

BWAY Mortgage Trust
3.454% due 03/10/2033	3,000	3,203

ChaseFlex Trust
0.366% due 05/25/2037 •	2,016	1,961

Citigroup Commercial Mortgage Trust
2.034% due 02/15/2039 •	3,614	3,745
4.149% due 01/10/2036	7,950	8,505

CityLine Commercial Mortgage Trust
2.871% due 11/10/2031 ~	2,800	2,891

Commercial Mortgage Trust
3.942% due 04/10/2033 ~	2,500	2,659

Countrywide Home Loan Mortgage Pass-Through Trust
2.922% due 09/25/2047 ^~	106	103

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Credit Suisse Mortgage Capital Certificates
0.254% due 11/27/2036 •		$426	$426

DROP Mortgage Trust
1.230% due 04/15/2026 •		600	603

Extended Stay America Trust
1.164% due 07/15/2038 •		1,194	1,199

GCAT LLC
3.228% due 11/26/2049 þ		2,680	2,711

GS Mortgage Securities Trust
3.722% due 10/10/2049 ~		1,800	1,872
3.932% due 10/10/2035 ~		800	857

Hilton USA Trust
4.333% due 11/05/2038 ~		1,000	1,081

JP Morgan Chase Commercial Mortgage Securities Trust
1.534% due 12/15/2031 •		1,704	1,696
2.798% due 10/05/2031		2,800	2,799

JP Morgan Mortgage Trust
0.986% due 12/25/2049 •		253	254
2.504% due 07/25/2035 ~		36	37

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~		2,738	2,820

Structured Adjustable Rate Mortgage Loan Trust
0.406% due 10/25/2035 •		341	341

Towd Point Mortgage Funding
1.250% due 02/20/2054 •	GBP	1,587	2,149

VNDO Mortgage Trust
3.805% due 01/10/2035		$3,600	3,954

WaMu Mortgage Pass-Through Certificates Trust
0.822% due 01/25/2047 •		107	107
1.763% due 08/25/2046 •		2,864	2,832
1.763% due 10/25/2046 •		3	3

Total Non-Agency Mortgage-Backed Securities (Cost $57,292)			59,418

ASSET-BACKED SECURITIES 7.1%

ACE Securities Corp. Home Equity Loan Trust
0.881% due 01/25/2035 •		4,695	4,667

ACREC Ltd.
1.235% due 10/18/2036 •(c)		1,700	1,702

Anchorage Capital CLO Ltd.
1.176% due 07/15/2030 •		2,300	2,300
1.236% due 07/15/2032 •		1,000	1,000
1.278% due 07/22/2032 •		4,700	4,700

Apidos CLO
1.064% due 07/17/2030 •		1,200	1,200

Arbor Realty Commercial Real Estate Notes Ltd.
1.234% due 05/15/2037 •		1,700	1,702

Arch Street CLO Ltd.
1.134% due 10/20/2028 •		488	488

Ares CLO Ltd.
1.177% due 04/18/2031 •		800	802

ARES LII CLO Ltd.
1.188% due 04/22/2031 •		700	702

Atlas Senior Loan Fund Ltd.
1.276% due 01/16/2030 •		1,500	1,501

Bear Stearns Asset-Backed Securities Trust
2.693% due 07/25/2036 ~		2	2

Benefit Street Partners CLO Ltd.
1.164% due 01/17/2032 •		1,400	1,401

Black Diamond CLO DAC
0.980% due 05/15/2032 •(c)	EUR	2,200	2,548

Carlyle Global Market Strategies CLO Ltd.
1.075% due 08/14/2030 •		$3,600	3,596
1.218% due 04/22/2032 •		1,600	1,601

Cathedral Lake CLO Ltd.
0.976% due 07/16/2029 •		5,362	5,364

CIT Mortgage Loan Trust
1.586% due 10/25/2037 •		2,230	2,277

Countrywide Asset-Backed Certificates
0.336% due 01/25/2046 ^•		4,730	4,633

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	65

Schedule of Investments	PIMCO Extended Duration Fund	(Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Crestline Denali CLO Ltd.
1.226% due 10/23/2031 •	$1,750	$1,750

Dryden Senior Loan Fund
1.026% due 10/15/2027 •	501	501
1.106% due 04/15/2028 •	1,200	1,200

ECMC Group Student Loan Trust
0.836% due 02/27/2068 •	550	548

Encore Credit Receivables Trust
0.746% due 07/25/2035 •	902	906

Fremont Home Loan Trust
1.151% due 06/25/2035 •	2,100	2,108

JP Morgan Mortgage Acquisition Corp.
0.806% due 12/25/2035 •	3,000	3,004

LCM LP
1.174% due 10/20/2027 •	459	460

LoanCore Issuer Ltd.
1.214% due 05/15/2036 •	1,132	1,132

Lument Finance Trust, Inc.
1.254% due 06/15/2039 •	2,400	2,403

MASTR Asset-Backed Securities Trust
0.911% due 10/25/2034 •	1,665	1,663

MidOcean Credit CLO
1.229% due 01/29/2030 •	1,500	1,499

Mountain View CLO LLC
1.144% due 01/16/2031 •	1,500	1,500

Nassau Ltd.
2.284% due 07/20/2029 •	2,100	2,102

Oaktree CLO Ltd.
1.248% due 04/22/2030 •	400	400

Ocean Trails CLO
0.926% due 07/15/2028 •	1,544	1,543

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	224	224

OZLM Ltd.
1.155% due 05/16/2030 •	1,700	1,702
1.228% due 10/20/2031 •(c)	1,000	1,000

Palmer Square Loan Funding Ltd.
0.925% due 10/15/2029 •(c)	2,450	2,450
0.971% due 07/20/2029 •	2,100	2,096

Residential Asset Securities Corp. Trust
0.306% due 02/25/2037 •	800	776

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Romark CLO Ltd.
1.168% due 10/23/2030 •		$2,500	$2,501

Saranac Clo Ltd.
1.259% due 08/13/2031 •		1,800	1,800

SLM Student Loan Trust
0.725% due 10/25/2029 •		631	632

Sound Point CLO Ltd.
1.038% due 01/23/2029 •		1,500	1,500
1.295% due 07/20/2032 •		1,000	1,000

Soundview Home Loan Trust
0.386% due 01/25/2037 •		4,271	4,125

Venture CLO Ltd.
1.110% due 07/20/2030 •		1,600	1,600
1.264% due 04/20/2032 •		2,200	2,197

Vibrant CLO Ltd.
1.174% due 09/15/2030 •		1,800	1,803
1.198% due 07/20/2032 •		1,700	1,700

Vibrant Clo Ltd.
1.240% due 07/20/2032 •		300	300

VOLT LLC
2.116% due 04/25/2051 þ		868	870

Voya CLO Ltd.
1.034% due 07/20/2029 •		2,789	2,788
1.084% due 04/17/2030 •		700	700
1.091% due 10/15/2030 •		2,700	2,700

Wells Fargo Home Equity Asset-Backed Securities Trust
0.356% due 07/25/2036 •		417	417

Zais CLO Ltd.
1.276% due 04/15/2028 •		644	644

Total Asset-Backed Securities (Cost $99,562)			100,430

SOVEREIGN ISSUES 0.1%

Qatar Government International Bond
3.875% due 04/23/2023		1,200	1,264

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	7,800	463

Total Sovereign Issues (Cost $1,852)			1,727

	SHARES	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (e) 0.0%

		$510

Total Short-Term Instruments (Cost $510)		510

Total Investments in Securities (Cost $1,973,388)		1,987,834

INVESTMENTS IN AFFILIATES 1.9%

SHORT-TERM INSTRUMENTS 1.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.9%

PIMCO Short Asset Portfolio	2,270,893	22,745

PIMCO Short-Term Floating NAV Portfolio III	462,449	4,561

Total Short-Term Instruments (Cost $27,304)		27,306

Total Investments in Affiliates (Cost $27,304)		27,306

Total Investments 142.1% (Cost $2,000,692)		$2,015,140

Financial Derivative Instruments (g)(i) (0.1)% (Cost or Premiums, net $(269))		(927)

Other Assets and Liabilities, net (42.0)%		(595,793)

Net Assets 100.0%		$1,418,420

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$510	U.S. Treasury Notes 1.625% due 12/15/2022	$(520)	$510	$510

Total Repurchase Agreements						$(520)	$510	$510

66	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.060%	09/16/2021	10/06/2021	$(118,707)	$(118,710)
	0.070	09/21/2021	10/05/2021	(8,437)	(8,438)
	0.080	09/29/2021	10/04/2021	(7,866)	(7,866)
BSN	0.070	09/09/2021	10/06/2021	(136,319)	(136,324)
GRE	0.070	09/02/2021	10/04/2021	(48,656)	(48,659)
	0.070	09/08/2021	10/07/2021	(159,705)	(159,712)
IND	0.030	09/29/2021	10/01/2021	(135,828)	(135,828)

Total Reverse Repurchase Agreements					$(615,537)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.2)%
Uniform Mortgage-Backed Security, TBA	2.000%	12/01/2051	$3,000	$(2,990)	$(2,996)

Total Short Sales (0.2)%				$(2,990)	$(2,996)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(135,014)	$0	$(135,014)	$133,664	$(1,350)
BSN	0	(136,324)	0	(136,324)	135,357	(967)
FICC	510	0	0	510	(520)	(10)
GRE	0	(208,371)	0	(208,371)	207,180	(1,191)
IND	0	(135,828)	0	(135,828)	135,332	(496)

Total Borrowings and Other Financing Transactions	$510	$(615,537)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(135,828)	$(479,709)	$0	$0	$(615,537)

Total Borrowings	$(135,828)	$(479,709)	$0	$0	$(615,537)

Payable for reverse repurchase agreements					$(615,537)

(f)	Securities with an aggregate market value of $611,532 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(554,278) at a weighted average interest rate of 0.033%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	67

Schedule of Investments	PIMCO Extended Duration Fund	(Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP Italy Government Bond December Futures	12/2021	62	$	10,913	$(130)	$35	$(36)
U.S. Treasury 5-Year Note December Futures	12/2021	1,073		131,702	(748)	92	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	136		25,985	(1,135)	0	(21)

					$(2,013)	$127	$(57)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2021	128	$	(28,167)	$16	$0	$(5)
U.S. Treasury 10-Year Note December Futures	12/2021	1,414		(186,096)	2,322	0	(199)
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2021	704		(102,256)	2,309	0	(121)
U.S. Treasury 30-Year Bond December Futures	12/2021	415		(66,076)	1,770	0	(52)

					$6,417	$0	$(377)

Total Futures Contracts					$4,404	$127	$(434)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-36 5-Year Index	5.000%	Quarterly	06/20/2026	$	8,600	$831	$(26)	$805	$0	$(8)
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026		1,200	115	(2)	113	0	(1)

						$946	$(28)	$918	$0	$(9)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(4)	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	12/15/2051		$9,100	$(386)	$49	$(337)	$0	$(6)
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025	CAD	2,400	0	(1)	(1)	0	0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		500	0	0	0	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		10,800	11	(28)	(17)	0	0
Pay	3-Month USD-LIBOR	2.450	Semi-Annual	05/13/2022		$121,400	318	2,540	2,858	22	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	02/04/2023		153,100	(168)	(6,265)	(6,433)	0	(29)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		8,900	(184)	(472)	(656)	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		16,100	(63)	(245)	(308)	0	(9)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		3,300	49	(277)	(228)	0	(6)
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	02/25/2030		22,800	(48)	(293)	(341)	0	(48)
Receive	3-Month USD-LIBOR	0.958	Semi-Annual	03/31/2030		23,900	(67)	1,044	977	0	(48)
Receive	3-Month USD-LIBOR	2.510	Semi-Annual	05/13/2030		24,600	(266)	(2,088)	(2,354)	0	(58)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		14,200	801	(585)	216	0	(30)
Receive	3-Month USD-LIBOR	1.487	Semi-Annual	06/23/2031		6,500	(16)	22	6	0	(16)
Receive	3-Month USD-LIBOR	1.468	Semi-Annual	07/15/2031		10,300	(46)	89	43	0	(26)
Receive	3-Month USD-LIBOR	1.452	Semi-Annual	07/16/2031		8,500	(37)	85	48	0	(22)
Receive	3-Month USD-LIBOR	1.441	Semi-Annual	07/21/2031		10,500	(39)	88	49	0	(28)
Receive	3-Month USD-LIBOR	2.384	Semi-Annual	09/07/2047		11,900	487	(1,868)	(1,381)	0	(41)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		1,700	(4)	(159)	(163)	0	(6)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,100	(8)	(33)	(41)	0	(3)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		2,600	(5)	135	130	0	(6)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		4,100	(23)	110	87	0	(11)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		14,900	(1,190)	(887)	(2,077)	27	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021	MXN	6,500	0	2	2	0	0

							$(884)	$(9,037)	$(9,921)	$49	$(394)

Total Swap Agreements							$62	$(9,065)	$(9,003)	$49	$(403)

68	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(5)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$127	$49	$176	$0	$(434)	$(424)	$(858)

(h)

Securities with an aggregate market value of $11,045 and cash of $6,265 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin liability of $(21) for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2021		$18	RUB	1,319	$0	$0
	12/2021		69		5,148	1	0

BPS	10/2021	EUR	135		$157	1	0
	12/2021		$14	MXN	292	0	0

BRC	11/2021		93	RUB	6,967	2	0

CBK	10/2021	EUR	978		$1,157	24	0
	11/2021		$1,007	GBP	745	0	(4)
	11/2021		146	RUB	10,918	3	0
	12/2021		46		3,394	0	0

FBF	11/2021		17		1,227	0	0

GLM	11/2021		98		7,322	2	0
	12/2021		111		8,261	1	0
	12/2021	ZAR	432		$30	1	0

HUS	11/2021		$3	RUB	235	0	0
	12/2021	ZAR	566		$39	2	0

JPM	10/2021		$114	RUB	8,334	0	0

MYI	10/2021	BRL	11,335		$2,084	2	0
	10/2021		$2,125	BRL	11,335	0	(44)
	11/2021	GBP	2,457		$3,403	93	0

SCX	10/2021		$226	RUB	16,803	4	0
	12/2021	ZAR	465		$32	2	0

SSB	10/2021	BRL	11,335		2,114	32	0
	11/2021		$2,104	BRL	11,335	0	(32)

UAG	11/2021		73	RUB	5,482	2	0

	12/2021	ZAR	637		$44	2	0

Total Forward Foreign Currency Contracts						$174	$(80)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	69

Schedule of Investments	PIMCO Extended Duration Fund	(Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	12/28/2021	43,500	$270	$449

Total Purchased Options							$270	$449

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700%	11/17/2021	6,000	$(7)	$(2)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	100	0	0

BPS	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	3,600	(15)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	4,500	(5)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	14,500	(14)	(9)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	7,800	(9)	(9)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	10/20/2021	700	(3)	0
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	11/17/2021	300	(2)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	2,000	(10)	(12)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	3.750	01/19/2022	700	(4)	(5)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	1,700	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.750	01/19/2022	2,400	(3)	(3)

CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	3,100	(14)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	1,000	(6)	(6)

DUB	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	4,900	(4)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	4,200	(5)	(5)

FBF	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	1,100	(4)	(4)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	4,000	(4)	(2)

GST	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	500	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	2,700	(3)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	11/17/2021	5,300	(5)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	4,800	(5)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.725	01/19/2022	2,400	(2)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	01/19/2022	4,800	(5)	(5)

JPM	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	2,240	(3)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	2,500	(3)	(2)

MYC	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	4,600	(5)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	28,300	(29)	(18)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	900	(1)	0

						$ (173)	$ (100)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.658%	12/28/2021	8,700	$ (270)	$(540)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	$101.336	11/03/2021	1,000	$(4)	$(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.473	11/03/2021	1,000	(3)	0

SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.750	10/07/2021	800	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.367	11/03/2021	1,000	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.391	11/03/2021	1,000	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.484	11/03/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.508	11/03/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.977	10/07/2021	1,000	(3)	0

					$(22)	$(3)

Total Written Options					$(465)	$(643)

70	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	12/20/2026	2.099%	$2,700	$(136)	$(9)	$0	$(145)

Total Swap Agreements							$(136)	$(9)	$0	$(145)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$1	$449	$0	$450	$0	$(542)	$0	$(542)	$(92)	$0	$(92)
BPS	1	0	0	1	0	(11)	0	(11)	(10)	0	(10)
BRC	2	0	0	2	0	(31)	0	(31)	(29)	0	(29)
CBK	27	0	0	27	(4)	(7)	0	(11)	16	0	16
DUB	0	0	0	0	0	(8)	0	(8)	(8)	0	(8)
FBF	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
GLM	4	0	0	4	0	0	0	0	4	0	4
GST	0	0	0	0	0	(13)	(145)	(158)	(158)	0	(158)
HUS	2	0	0	2	0	0	0	0	2	0	2
JPM	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
MYC	0	0	0	0	0	(20)	0	(20)	(20)	0	(20)
MYI	95	0	0	95	(44)	0	0	(44)	51	0	51
SAL	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
SCX	6	0	0	6	0	0	0	0	6	0	6
SSB	32	0	0	32	(32)	0	0	(32)	0	0	0
UAG	4	0	0	4	0	0	0	0	4	0	4

Total Over the Counter	$174	$449	$0	$623	$(80)	$(643)	$(145)	$(868)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	71

Schedule of Investments	PIMCO Extended Duration Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$127	$127
Swap Agreements	0	0	0	0	49	49

	$0	$0	$0	$0	$176	$176

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$174	$0	$174
Purchased Options	0	0	0	0	449	449

	$0	$0	$0	$174	$449	$623

	$0	$0	$0	$174	$625	$799

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$434	$434
Swap Agreements	0	9	0	0	415	424

	$0	$9	$0	$0	$849	$858

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$80	$0	$80
Written Options	0	100	0	0	543	643
Swap Agreements	0	145	0	0	0	145

	$0	$245	$0	$80	$543	$868

	$0	$254	$0	$80	$1,392	$1,726

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7,159	$7,159
Swap Agreements	0	228	0	0	(4,988)	(4,760)

	$0	$228	$0	$0	$2,171	$2,399

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$181	$0	$181
Purchased Options	0	0	0	0	(9)	(9)
Written Options	0	100	0	0	270	370
Swap Agreements	0	27	0	0	(1)	26

	$0	$127	$0	$181	$260	$568

	$0	$355	$0	$181	$2,431	$2,967

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(19,409)	$(19,409)
Swap Agreements	0	(148)	0	0	4,691	4,543

	$0	$(148)	$0	$0	$(14,718)	$(14,866)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1
Purchased Options	0	0	0	0	179	179
Written Options	0	14	0	0	(224)	(210)
Swap Agreements	0	(10)	0	0	0	(10)

	$0	$4	$0	$1	$(45)	$(40)

	$0	$(144)	$0	$1	$(14,763)	$(14,906)

72	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$3,509	$0	$3,509
Industrials	0	2,692	0	2,692
Utilities	0	659	0	659
U.S. Government Agencies	0	52,997	0	52,997
U.S. Treasury Obligations	0	1,765,892	0	1,765,892
Non-Agency Mortgage-Backed Securities	0	59,418	0	59,418
Asset-Backed Securities	0	100,430	0	100,430
Sovereign Issues	0	1,727	0	1,727
Short-Term Instruments
Repurchase Agreements	0	510	0	510

	$0	$1,987,834	$0	$1,987,834

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$27,306	$0	$0	$27,306

Total Investments	$27,306	$1,987,834	$0	$2,015,140

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,996)	$0	$(2,996)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	35	141	0	176
Over the counter	0	623	0	623

	$35	$764	$0	$799

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(36)	(801)	0	(837)
Over the counter	0	(868)	0	(868)

	$(36)	$(1,669)	$0	$(1,705)

Total Financial Derivative Instruments	$(1)	$(905)	$0	$(906)

Totals	$27,305	$1,983,933	$0	$2,011,238

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	73

Schedule of Investments	PIMCO GNMA and Government Securities Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 214.2%

CORPORATE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

Preferred Term Securities Ltd.
0.989% (US0003M + 0.860%) due 07/03/2033 ~	$197	$194

Total Corporate Bonds & Notes (Cost $158)		194

U.S. GOVERNMENT AGENCIES 202.6%

Fannie Mae
0.200% due 02/25/2043 •(a)	529	5
0.396% due 06/25/2048 •	18,272	18,314
0.536% due 02/25/2049 •	665	670
0.786% due 10/25/2037 •	1,124	1,153
0.896% due 05/25/2050 •	47,266	47,688
1.467% due 04/25/2046 ~(a)	323	20
1.470% due 10/25/2046 ~(a)	116	6
1.536% due 07/25/2044 ~(a)	474	25
1.585% due 07/25/2052 ~(a)	377	17
1.587% due 03/25/2045 ~(a)	776	39
1.597% due 01/25/2045 ~(a)	339	18
1.653% due 08/25/2024 ~	53	53
1.709% due 07/25/2044 ~(a)	396	20
1.713% due 08/25/2055 ~(a)	362	18
1.728% due 04/25/2055 ~(a)	620	34
1.753% due 08/25/2054 ~(a)	534	37
1.798% due 08/25/2044 ~(a)	269	17
1.878% due 09/25/2045 ~(a)	383	21
1.885% due 07/25/2045 ~(a)	1,466	92
2.069% due 05/01/2038 •	1,273	1,346
2.165% due 02/01/2042 •	230	243
2.218% due 09/01/2041 •	408	438
2.283% due 01/25/2022 ~(a)	149	0
2.287% due 10/01/2037 •	2,202	2,362
2.329% due 01/01/2036 •	376	402
2.358% due 01/25/2031 ~(a)	600	82
2.404% due 05/01/2035 •	183	195
2.840% due 07/01/2028	1,960	2,119
3.000% due 09/25/2039 - 12/25/2048 (a)	3,150	200
3.000% due 03/25/2043 - 05/01/2058	5,428	5,801
3.005% due 12/25/2040 ~	543	577
3.116% due 01/01/2048 •(f)	6,922	7,218
3.148% due 10/25/2040 ~	650	672
3.355% due 05/25/2042 ~	1,366	1,436
3.424% due 04/25/2042 ~	451	469
3.500% due 08/01/2032 - 01/01/2059	17,081	18,622
3.500% due 08/25/2043 - 04/25/2046 (a)	373	33
3.526% due 08/01/2049 •	2,094	2,184
3.575% due 02/01/2026	1,000	1,061
3.595% due 10/25/2042 •	150	154
3.608% due 05/25/2042 ~	785	805
3.750% due 02/01/2029	3,776	4,295
3.820% due 01/01/2029	791	904
3.822% due 03/25/2042 ~	1,021	1,048
3.839% due 11/25/2031 ~	2,926	3,099
3.880% due 01/25/2042 ~	1,851	1,935
4.000% due 06/01/2033 - 07/01/2034	1,397	1,518
4.000% due 06/25/2044 (a)	83	7
4.500% due 09/01/2028 - 09/01/2048	908	963
4.914% due 11/25/2040 •(a)	4,029	518
5.000% due 01/01/2033 - 10/01/2036	35	38
5.320% due 10/01/2043	205	245
5.500% due 12/01/2032 - 10/01/2038	160	168
5.914% due 11/25/2049 •(a)	434	85
5.964% due 08/25/2049 •(a)	4,472	949
6.000% due 04/01/2032 - 10/01/2048	140	153
6.064% due 08/25/2042 •(a)	812	114
6.114% due 11/25/2044 - 06/25/2048 •(a)	8,027	1,410
6.500% due 09/01/2036	35	36
6.500% due 04/25/2038 (a)	74	18
7.973% due 06/25/2043 •(a)	1,645	247
9.133% due 10/25/2045 •	283	295

Freddie Mac
0.000% due 05/15/2033 - 10/15/2058 (b)(d)	7,349	6,437

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.446% due 10/15/2037 - 04/15/2038 •	$2,477	$2,482
0.584% due 06/15/2042 •	995	1,009
0.636% due 01/25/2050 •	265	268
1.000% due 01/15/2041 - 08/15/2044	13,619	13,571
1.063% due 11/25/2022 ~(a)	6,792	59
1.250% due 12/15/2044	12,361	12,321
1.289% due 10/15/2037 ~(a)	130	5
1.406% due 10/15/2037 ~(a)	46	2
1.633% due 05/15/2037 ~(a)	97	5
1.727% due 10/15/2041 ~(a)	214	10
1.813% due 03/15/2037 ~(a)	117	7
1.819% due 08/15/2041 ~(a)	100	5
1.872% due 08/15/2036 ~(a)	202	10
1.888% due 02/15/2038 ~(a)	214	10
1.899% due 11/15/2038 ~(a)	320	16
1.983% due 11/15/2036 ~(a)	300	19
2.039% due 06/15/2038 ~(a)	229	15
2.108% due 11/01/2036 •	439	466
2.134% due 10/01/2039 •	1,289	1,365
2.224% due 11/01/2041 •	1,070	1,136
2.279% due 09/01/2034 •	745	800
2.457% due 04/25/2023 ~	292	297
2.500% due 08/15/2027 - 01/15/2040 (a)	1,603	63
2.575% due 05/01/2031 •	6	6
2.700% due 08/01/2023	2,496	2,514
3.000% due 11/15/2027 - 06/25/2050 (a)	38,488	5,089
3.000% due 07/01/2043 - 12/25/2046	7,171	7,358
3.500% due 01/15/2043 - 08/15/2045 (a)	1,464	183
3.500% due 12/25/2046 - 03/01/2049	5,291	5,463
3.581% due 07/25/2033 ~	873	924
3.612% due 01/01/2050 •	1,879	1,951
4.000% due 07/15/2034 - 11/15/2042 (a)	1,958	239
4.000% due 04/01/2041 - 01/01/2049	15,679	17,225
4.500% due 04/15/2022 - 12/15/2024 (a)	1	0
4.500% due 04/01/2025 - 11/01/2048	1,473	1,622
5.000% due 07/01/2033 - 03/01/2049	2,589	2,902
5.500% due 09/01/2034 - 03/01/2041	154	172
6.000% due 08/01/2023	3	3
7.500% due 08/15/2029 (a)	2	0
7.666% due 02/15/2027 •(a)	496	58
11.777% due 10/15/2035 •	392	478
12.037% due 05/15/2035 •	584	716
15.656% due 05/15/2041 •	3,527	4,773

Ginnie Mae
0.000% due 03/20/2034 - 12/20/2040 (b)(d)	3,674	3,477
0.000% due 11/16/2051 - 01/16/2052 ~(a)	6,638	0
0.000% due 10/16/2042 ~(a)	525	0
0.034% due 08/16/2052 ~(a)	6,613	3
0.228% due 11/16/2043 ~(a)	3,361	15
0.386% due 11/20/2036 •	17,612	17,643
0.387% due 08/20/2043 •	2,987	2,996
0.436% due 06/20/2036 •	12,128	12,160
0.486% due 04/20/2046 •	12,569	12,578
0.537% due 02/20/2049 •	2,508	2,526
0.670% due 09/20/2062 •	7	7
0.740% due 09/20/2066 •	5,266	5,318
0.750% due 12/20/2065 •	26,644	26,900
0.768% due 02/20/2060 •	5,000	5,026
0.770% due 08/20/2061 - 11/20/2065 •	4,646	4,692
0.790% due 03/20/2062 - 10/20/2065 •	1,920	1,941
0.810% due 09/20/2063 •	2,335	2,351
0.840% due 10/20/2061 - 09/20/2065 •	5,226	5,290

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.890% due 05/20/2066 - 06/20/2066 •	$6,328	$6,416
0.987% due 03/20/2058 •	2,416	2,468
1.128% due 05/20/2061 •	979	1,000
1.137% due 07/20/2070 - 08/20/2070 •	133,259	139,243
1.148% due 05/20/2061 •	1,711	1,752
1.250% due 12/20/2050	19,140	19,092
1.337% due 09/20/2070 - 01/20/2071 •	97,134	102,519
1.390% due 09/20/2063 •	1,346	1,367
1.429% due 06/20/2042 ~(a)	405	20
1.446% due 11/20/2045 ~(a)	409	19
1.479% due 06/20/2042 ~(a)	375	16
1.493% due 09/20/2045 ~(a)	584	18
1.536% due 12/20/2045 ~(a)	214	8
1.592% due 08/20/2045 ~(a)	217	7
1.678% due 06/20/2043 ~(a)	365	17
1.845% due 04/20/2061 •	2,331	2,415
1.875% due 06/20/2038 •	58	60
2.000% due 02/20/2030 - 01/20/2034 •	188	190
2.000% due 07/20/2035 - 02/20/2036	16,785	17,313
2.000% due 12/20/2035 (f)	19,431	20,041
2.176% due 12/20/2070 •	12,353	13,259
2.250% due 08/20/2045 •	261	271
2.500% due 09/20/2027 (a)	1,604	84
2.500% due 06/15/2043 - 03/20/2051	45,303	46,928
2.500% due 03/20/2051 (f)	58,615	61,035
3.000% due 11/20/2026 - 05/20/2050	45,182	47,610
3.000% due 01/20/2029 - 02/20/2043 (a)	2,683	192
3.000% due 02/20/2050 (f)	16,199	17,267
3.150% due 11/15/2042 - 12/20/2042	542	568
3.250% due 05/15/2042	801	850
3.500% due 11/20/2034 - 07/20/2051	125,666	134,207
3.500% due 08/20/2042 - 09/20/2046 (a)	1,214	147
3.740% due 04/20/2042	30	32
3.750% due 06/20/2045 - 12/20/2045	3,305	3,629
3.913% due 05/20/2043 •	505	509
4.000% due 04/15/2025 - 07/20/2051	67,933	73,297
4.000% due 10/20/2043 (a)	96	9
4.000% due 04/20/2050 (f)	21,950	23,388
4.050% due 04/15/2040 - 12/15/2040	1,436	1,555
4.327% due 01/20/2031 ~	2,414	2,569
4.500% due 04/15/2030 - 05/20/2050	73,490	80,070
4.790% due 02/20/2040	114	123
4.875% due 08/15/2039 - 10/15/2040	264	297
5.000% due 12/20/2032 - 11/20/2049	12,802	14,133
5.250% due 05/15/2033 - 08/20/2039	622	694
5.270% due 06/15/2034	187	212
5.380% due 08/15/2034	68	77
5.475% due 06/15/2035	136	153
5.500% due 05/15/2023 - 05/20/2049	8,425	9,610
5.520% due 06/15/2034 - 02/15/2035	291	326
5.530% due 05/15/2035	111	124
5.570% due 03/15/2035	79	88
5.680% due 12/15/2034	144	162
5.720% due 12/15/2034	58	65
5.750% due 09/15/2033	9	10
5.820% due 04/15/2034 - 12/15/2034	158	177
5.870% due 10/15/2034	64	72
5.875% due 10/15/2033	132	148
5.930% due 10/15/2034	99	111
5.963% due 09/20/2049 •(a)	2,977	541

74	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.970% due 08/15/2034	$60	$68
6.000% due 05/15/2023 - 04/20/2048	7,840	9,048
6.020% due 01/15/2034	72	80
6.075% due 01/15/2034	149	168
6.250% due 01/15/2029 - 03/15/2029	30	34
6.500% due 09/15/2023 - 08/20/2048	1,702	1,910
6.700% due 07/20/2026	15	15
6.940% due 11/20/2022	1	1
7.000% due 11/15/2022 - 12/20/2038	1,038	1,107
7.150% due 01/15/2023	2	2
7.250% due 12/15/2025 - 11/15/2027	4	4
7.500% due 10/15/2021 - 10/15/2035	379	401
7.750% due 09/15/2026 - 10/15/2026	3	3
8.000% due 11/15/2022 - 07/15/2031	223	235
8.500% due 12/15/2022 - 03/20/2025	1	1
9.000% due 11/15/2024 - 06/15/2027	1	1
9.133% due 09/20/2045 •	519	560

Ginnie Mae, TBA
2.000% due 10/01/2051 - 12/01/2051	234,900	237,634
2.500% due 10/01/2051 - 12/01/2051	293,600	302,201
3.000% due 11/01/2051 - 12/01/2051	301,050	313,977
3.500% due 11/01/2051 - 12/01/2051	203,350	213,859
4.000% due 11/01/2051 - 12/01/2051	239,250	254,132
4.500% due 10/01/2051	159,720	170,327
5.000% due 11/01/2051	7,000	7,917

Uniform Mortgage-Backed Security
1.500% due 12/01/2050 - 06/01/2051	571	557
2.000% due 07/01/2028 - 04/01/2036	7,816	8,098
2.500% due 01/01/2028 - 04/01/2051	41,692	43,483
2.500% due 10/01/2040 (f)	24,799	25,816
3.000% due 04/01/2031 - 05/01/2051	154,916	165,435
3.000% due 06/01/2050 - 05/01/2051 (f)	91,012	96,924
3.500% due 05/01/2024 - 05/01/2050	65,477	70,440
3.500% due 02/01/2050 (f)	6,660	7,149
4.000% due 05/01/2033 - 10/01/2049	58,348	63,579
4.500% due 01/01/2026 - 03/01/2050	15,949	17,449
5.000% due 04/01/2027 - 03/01/2049	307	339
5.500% due 02/01/2027 - 11/01/2039	155	179
6.000% due 07/01/2036 - 11/01/2040	1,552	1,842

Uniform Mortgage-Backed Security, TBA
1.500% due 10/01/2036 - 11/01/2051	26,700	26,520
2.000% due 10/01/2051 - 12/01/2051	47,296	47,339
3.500% due 10/01/2036	5,000	5,335
4.000% due 10/01/2036	11,200	11,872

Total U.S. Government Agencies (Cost $3,270,709)		3,282,309

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 6.2%

AREIT Trust
2.784% due 04/15/2037 •	$3,108	$3,128

Bear Stearns Structured Products, Inc. Trust
2.708% due 01/26/2036 ^~	1,052	894

BX Commercial Mortgage Trust
0.834% due 11/15/2035 •	2,037	2,040

Credit Suisse First Boston Mortgage Securities Corp.
0.699% due 03/25/2032 ~	8	8

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	1,491	1,519
4.787% due 05/27/2053 ~	1,620	1,769

GCAT LLC
2.981% due 09/25/2025 þ	1,353	1,366

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	2,181	2,209
2.500% due 02/25/2052 ~	4,766	4,850

IMS Ecuadorian Mortgage Trust
3.400% due 08/18/2043	5,700	5,968

JP Morgan Mortgage Trust
0.986% due 12/25/2049 •	2,552	2,565
2.500% due 11/25/2051 «	24,800	25,475

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	2,294	2,452
3.498% due 10/25/2041 «	2,217	2,337
4.250% due 09/29/2046 «	4,487	4,911

La Hipotecaria Panamanian Mortgage Trust
2.750% due 09/08/2039 «•	7,035	7,245
3.508% due 11/24/2042 «•	3,215	3,401

MFA Trust
1.381% due 04/25/2065 ~	8,057	8,087

Mortgage Equity Conversion Asset Trust
0.560% due 02/25/2042 «•	5,098	4,946
0.580% due 05/25/2042 •	14,609	14,091

Structured Asset Mortgage Investments Trust
0.747% due 09/19/2032 •	10	10

UBS-Barclays Commercial Mortgage Trust
1.239% due 04/10/2046 ~(a)	23,592	258

Wells Fargo Commercial Mortgage Trust
1.885% due 10/15/2045 ~(a)	8,410	93

Total Non-Agency Mortgage-Backed Securities (Cost $96,244)		99,622

ASSET-BACKED SECURITIES 5.2%

Anchorage Capital CLO Ltd.
1.176% due 07/15/2030 •	5,900	5,901

Atlas Senior Loan Fund Ltd.
0.954% due 11/17/2027 •	1,637	1,638

Catamaran CLO Ltd.
1.224% due 01/18/2029 •	5,040	5,047

Centex Home Equity Loan Trust
0.386% due 01/25/2032 •	10	10

Dryden Senior Loan Fund
1.026% due 10/15/2027 •	1,575	1,575

Home Equity Asset Trust
0.686% due 11/25/2032 •	3	2

Marathon CLO Ltd.
1.276% due 04/15/2029 •	3,750	3,757

Marble Point CLO Ltd.
1.166% due 10/15/2030 •	5,800	5,800

MKS CLO Ltd.
1.134% due 07/20/2030 •	2,400	2,400

Ocean Trails CLO
0.926% due 07/15/2028 •	2,187	2,186

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sound Point CLO Ltd.
1.105% due 07/25/2030 •	$10,800	$10,806
1.184% due 10/20/2028 •	8,638	8,649

Steele Creek CLO Ltd.
1.031% due 05/21/2029 •	4,926	4,928

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	3,425	3,454
2.710% due 01/25/2060 ~	3,056	3,139

Tralee CLO Ltd.
1.454% due 07/20/2029 •	4,005	4,010

Venture CLO Ltd.
1.034% due 10/20/2028 •	3,552	3,553
1.115% due 09/07/2030 •	6,200	6,195
1.234% due 01/20/2029 •	8,100	8,106

Wellfleet CLO Ltd.
1.024% due 04/20/2029 •	3,700	3,698

Total Asset-Backed Securities (Cost $84,887)		84,854

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (e) 0.0%
		518

U.S. TREASURY BILLS 0.2%
0.042% due 02/17/2022 - 03/24/2022 (c)(d)(i)	3,530	3,529

Total Short-Term Instruments (Cost $4,047)		4,047

Total Investments in Securities (Cost $3,456,045)		3,471,026

	SHARES
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%

PIMCO Short-Term Floating NAV Portfolio III	635,238	6,265

Total Short-Term Instruments (Cost $6,264)		6,265

Total Investments in Affiliates (Cost $6,264)		6,265

Total Investments 214.6% (Cost $3,462,309)		$3,477,291

Financial Derivative Instruments (g)(h) (0.1)% (Cost or Premiums, net $(11,692))		(1,407)

Other Assets and Liabilities, net (114.5)%		(1,855,503)

Net Assets 100.0%		$1,620,381

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	75

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$518	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	$(528)	$518	$518

Total Repurchase Agreements						$(528)	$518	$518

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.070%	09/14/2021	10/14/2021	$(213,881)	$(213,888)
	0.090	09/23/2021	10/14/2021	(7,038)	(7,038)
FAR	0.070	09/23/2021	10/14/2021	(22,645)	(22,645)
	0.080	09/24/2021	10/14/2021	(3,803)	(3,803)

Total Reverse Repurchase Agreements					$(247,374)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (40.5)%
Uniform Mortgage-Backed Security, TBA	2.000%	11/01/2036	$41,400	$(42,577)	$(42,584)
Uniform Mortgage-Backed Security, TBA	2.000	10/01/2051	218,100	(220,577)	(218,705)
Uniform Mortgage-Backed Security, TBA	2.500	11/01/2036	925	(967)	(963)
Uniform Mortgage-Backed Security, TBA	2.500	12/01/2050	24,800	(25,606)	(25,464)
Uniform Mortgage-Backed Security, TBA	2.500	11/01/2051	250	(258)	(257)
Uniform Mortgage-Backed Security, TBA	3.000	10/01/2036	5,600	(5,891)	(5,890)
Uniform Mortgage-Backed Security, TBA	3.000	12/01/2051	121,250	(126,710)	(126,508)
Uniform Mortgage-Backed Security, TBA	3.500	10/01/2051	48,250	(50,999)	(51,056)
Uniform Mortgage-Backed Security, TBA	4.000	10/01/2051	140,693	(150,734)	(150,748)
Uniform Mortgage-Backed Security, TBA	4.000	11/01/2051	18,000	(19,320)	(19,307)
Uniform Mortgage-Backed Security, TBA	4.500	10/01/2051	9,300	(10,051)	(10,059)
Uniform Mortgage-Backed Security, TBA	4.500	11/01/2051	5,000	(5,405)	(5,415)

Total Short Sales (40.5)%				$(659,095)	$(656,956)

76	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(220,926)	$0	$(220,926)	$228,003	$7,077
FAR	0	(26,448)	0	(26,448)	27,382	934
FICC	518	0	0	518	(528)	(10)

Total Borrowings and Other Financing Transactions	$518	$(247,374)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(247,374)	$0	$0	$(247,374)

Total Borrowings	$0	$(247,374)	$0	$0	$(247,374)

Payable for reverse repurchase agreements					$(247,374)

(f)	Securities with an aggregate market value of $255,385 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(206,517) at a weighted average interest rate of 0.064%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2021	532	$	(70,016)	$983	$0	$(75)

Total Futures Contracts					$983	$0	$(75)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day USD-Federal Funds Rate Compounded-OIS	0.200%	Annual	04/29/2023	$	71,300	$3	$27	$30	$0	$(4)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023		697,900	240	(17)	223	0	(27)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024		200,600	1,589	86	1,675	0	(35)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		65,010	(3,578)	262	(3,316)	83	0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		19,400	339	631	970	0	(34)
Pay(1)	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		32,000	167	69	236	48	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		105,600	(8,922)	2,165	(6,757)	233	(12)
Receive	3-Month USD-LIBOR	1.410	Semi-Annual	07/21/2031		8,000	(50)	130	80	0	(20)
Pay	3-Month USD-LIBOR	1.850	Semi-Annual	09/22/2031		8,000	0	247	247	22	0

Total Swap Agreements							$(10,212)	$3,600	$(6,612)	$386	$(132)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	77

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$386	$386	$0		$(75)	$(132)	$(207)

Cash of $16,263 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.470%	11/01/2021	80,200	$56	$18

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.470	11/01/2021	80,200	56	18
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.520	11/01/2021	84,800	66	13

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.350	03/01/2022	165,100	161	121
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400	04/01/2022	165,100	188	170
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	05/02/2022	165,100	195	197

							$722	$537

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	$69.000	10/07/2021	271,000	$10	$0
	Put - OTC Ginnie Mae, TBA 2.500% due 10/01/2051	70.000	10/07/2021	246,000	10	0
	Put - OTC Ginnie Mae, TBA 2.500% due 11/01/2051	70.000	11/03/2021	100,000	4	0
	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2051	72.000	10/07/2021	200,000	8	0
	Put - OTC Ginnie Mae, TBA 3.000% due 11/01/2051	72.000	11/03/2021	75,000	3	0
	Put - OTC Ginnie Mae, TBA 3.500% due 10/01/2051	73.000	10/07/2021	50,000	2	0
	Put - OTC Ginnie Mae, TBA 4.000% due 10/01/2051	75.000	10/07/2021	201,500	8	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	69.000	10/07/2021	100,000	4	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	125.000	10/07/2021	140,000	5	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	121.000	11/03/2021	75,000	3	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	125.000	11/03/2021	50,000	2	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	121.000	12/06/2021	120,000	5	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	70.000	10/07/2021	150,000	6	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2051	121.000	11/03/2021	50,000	2	0

SAL	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2051	103.688	10/14/2021	4,000	6	1

					$78	$1

Total Purchased Options					$800	$538

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720%	11/01/2021	168,300	$(635)	$(5)

NGF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.573	10/14/2021	1,100	(7)	(6)

							$(642)	$(11)

78	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	$101.578	11/03/2021	8,000	$(33)	$(3)

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.531	11/03/2021	18,000	(64)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.609	11/03/2021	9,000	(25)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.555	12/06/2021	8,000	(31)	(29)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.555	12/06/2021	8,000	(18)	(33)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.602	10/07/2021	8,500	(27)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.813	10/07/2021	10,500	(29)	(1)

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 10/01/2051	102.430	10/14/2021	16,500	(34)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.672	10/07/2021	11,200	(39)	(52)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.188	10/07/2021	13,000	(87)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.688	10/07/2021	11,000	(22)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.734	10/07/2021	9,000	(13)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.672	10/07/2021	11,200	(25)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.219	11/03/2021	9,500	(35)	(40)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.336	11/03/2021	10,000	(38)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.473	11/03/2021	9,000	(28)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.508	11/03/2021	9,500	(39)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.531	11/03/2021	9,000	(26)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.547	11/03/2021	9,000	(31)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.563	11/03/2021	9,000	(25)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.734	10/07/2021	8,500	(24)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.766	10/07/2021	8,500	(24)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.906	10/07/2021	8,500	(21)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	104.320	10/07/2021	15,000	(27)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2051	103.375	11/03/2021	20,000	(94)	(36)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 12/01/2051	103.988	12/06/2021	7,500	(13)	(14)

SAL	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.648	10/14/2021	2,000	(3)	(2)
	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.781	10/14/2021	6,500	(16)	(8)
	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.938	10/14/2021	3,000	(6)	(5)
	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2051	100.469	11/12/2021	2,000	(8)	(6)
	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2051	100.953	11/12/2021	9,000	(19)	(40)
	Put - OTC Ginnie Mae, TBA 2.500% due 10/01/2051	102.281	10/14/2021	6,500	(10)	(2)
	Put - OTC Ginnie Mae, TBA 2.500% due 11/01/2051	103.070	11/12/2021	9,000	(18)	(37)
	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2051	103.719	10/14/2021	15,500	(15)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.031	10/07/2021	3,000	(15)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.031	10/07/2021	3,000	(8)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.656	11/03/2021	6,500	(23)	(21)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.859	11/03/2021	14,500	(39)	(58)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.414	11/03/2021	16,000	(41)	(53)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.000	11/03/2021	13,000	(61)	(17)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.156	11/03/2021	6,500	(23)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.367	11/03/2021	6,000	(15)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.391	11/03/2021	9,000	(19)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.438	11/03/2021	5,000	(13)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.484	11/03/2021	4,000	(13)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.508	11/03/2021	9,000	(32)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.563	11/03/2021	5,500	(15)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.566	11/03/2021	7,000	(22)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.656	11/03/2021	8,000	(33)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.859	11/03/2021	14,500	(17)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.891	12/06/2021	9,000	(37)	(39)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.922	12/06/2021	16,000	(59)	(71)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.156	12/06/2021	9,000	(33)	(45)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.703	12/06/2021	6,500	(22)	(44)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.891	12/06/2021	9,000	(20)	(25)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.922	12/06/2021	16,000	(33)	(44)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	101.156	12/06/2021	9,000	(18)	(18)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	101.203	12/06/2021	6,500	(20)	(12)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.977	10/07/2021	8,500	(24)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 12/01/2051	103.078	12/06/2021	4,000	(10)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 10/01/2051	104.016	10/07/2021	6,500	(6)	0

					$(1,638)	$(854)

Total Written Options					$(2,280)	$(865)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	79

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPS	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.450%	Maturity	10/19/2021	$	30,000	$0	$(13)	$0	$(13)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.440	Maturity	11/05/2021		100,000	0	(55)	0	(55)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.440	Maturity	11/10/2021		35,000	0	(21)	0	(21)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.480	Maturity	11/17/2021		70,000	0	(74)	0	(74)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.480	Maturity	11/18/2021		130,000	0	(139)	0	(139)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.480	Maturity	11/19/2021		35,000	0	(38)	0	(38)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.478	Maturity	11/26/2021		70,000	0	(79)	0	(79)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.478	Maturity	12/03/2021		40,000	0	(48)	0	(48)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.450	Maturity	12/16/2021		120,000	0	(124)	0	(124)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.450	Maturity	12/17/2021		270,000	0	(281)	0	(281)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.470	Maturity	01/06/2022		180,000	0	(256)	0	(256)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.470	Maturity	01/10/2022		90,000	0	(131)	0	(131)

Total Swap Agreements								$0	$(1,259)	$0	$(1,259)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$18	$0	$18	$0	$(3)	$0	$(3)	$15	$0	$15
DUB	0	31	0	31	0	0	0	0	31	(350)	(319)
GSC	0	0	0	0	0	(75)	0	(75)	(75)	77	2
JPM	0	0	0	0	0	(178)	0	(178)	(178)	351	173
JPS	0	0	0	0	0	0	(1,259)	(1,259)	(1,259)	0	(1,259)
MYC	0	488	0	488	0	(5)	0	(5)	483	(580)	(97)
NGF	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
SAL	0	1	0	1	0	(598)	0	(598)	(597)	478	(119)

Total Over the Counter	$0	$538	$0	$538	$0	$(865)	$(1,259)	$(2,124)

(i)

Securities with an aggregate market value of $906 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

80	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$386	$386

Over the counter
Purchased Options	$0	$0	$0	$0	$538	$538

	$0	$0	$0	$0	$924	$924

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$75	$75
Swap Agreements	0	0	0	0	132	132

	$0	$0	$0	$0	$207	$207

Over the counter
Written Options	$0	$0	$0	$0	$865	$865
Swap Agreements	0	0	0	0	1,259	1,259

	$0	$0	$0	$0	$2,124	$2,124

	$0	$0	$0	$0	$2,331	$2,331

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Futures	0	0	0	0	(889)	(889)
Written Options	0	0	0	0	16	16
Swap Agreements	0	0	0	0	2,338	2,338

	$0	$0	$0	$0	$1,461	$1,461

Over the counter
Purchased Options	$0	$0	$0	$0	$(4,608)	$(4,608)
Written Options	0	0	0	0	9,471	9,471
Swap Agreements	0	0	0	0	1,564	1,564

	$0	$0	$0	$0	$6,427	$6,427

	$0	$0	$0	$0	$7,888	$7,888

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	(442)	(442)
Swap Agreements	0	0	0	0	1,457	1,457

	$0	$0	$0	$0	$1,019	$1,019

Over the counter
Purchased Options	$0	$0	$0	$0	$(4,086)	$(4,086)
Written Options	0	0	0	0	4,413	4,413
Swap Agreements	0	0	0	0	(339)	(339)

	$0	$0	$0	$0	$(12)	$(12)

	$0	$0	$0	$0	$1,007	$1,007

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	81

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)	September 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$194	$0	$194
U.S. Government Agencies	0	3,282,309	0	3,282,309
Non-Agency Mortgage-Backed Securities	0	48,855	50,767	99,622
Asset-Backed Securities	0	84,854	0	84,854
Short-Term Instruments
Repurchase Agreements	0	518	0	518
U.S. Treasury Bills	0	3,529	0	3,529

	$0	$3,420,259	$50,767	$3,471,026

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,265	$0	$0	$6,265

Total Investments	$6,265	$3,420,259	$50,767	$3,477,291

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(656,956)	$0	$(656,956)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	386	0	386
Over the counter	0	538	0	538

	$0	$924	$0	$924

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(207)	0	(207)
Over the counter	0	(2,124)	0	(2,124)

	$0	$(2,331)	$0	$(2,331)

Total Financial Derivative Instruments	$0	$(1,407)	$0	$(1,407)

Totals	$6,265	$2,761,896	$50,767	$2,818,928

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$22,142	$25,598	$(1,655)	$2	$10	$(277)	$4,947	$0	$50,767	$(179)

Totals	$22,142	$25,598	$(1,655)	$2	$10	$(277)	$4,947	$0	$50,767	$(179)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs		Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$50,767	Proxy Pricing	Base Price	%	97.023 - 110.750	103.905

Total	$50,767

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

82	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Long Duration Total Return Fund	September 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 140.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.2%

AHP Health Partners, Inc.
4.000% (LIBOR03M + 3.500%) due 08/04/2028 ~	$1,400	$1,403

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~	1,800	1,810

AT Home Group, Inc.
4.750% (LIBOR03M + 4.250%) due 07/24/2028 ~	600	601

Avolon TLB Borrower (U.S.) LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2027 ~	3,970	3,976

Catalent Pharma Solutions, Inc.
2.500% (LIBOR03M + 2.000%) due 02/22/2028 ~	800	802

Churchill Downs Inc.
2.090% (LIBOR03M + 2.000%) due 03/10/2028 ~	1,194	1,193

Conair Holdings LLC
4.250% (LIBOR03M + 3.750%) due 05/17/2028 ~	1,100	1,102

DT Midstream, Inc.
2.500% (LIBOR03M + 2.000%) due 06/26/2028 ~	2,195	2,196

Elanco Animal Health, Inc.
1.836% (LIBOR03M + 1.750%) due 08/01/2027 ~	1,259	1,245

Hertz Corp.
4.000% (LIBOR03M + 3.500%) due 06/30/2028 ~	3,093	3,099

Hilton Grand Vacations Borrower LLC
3.500% (LIBOR03M + 3.000%) due 08/02/2028 ~	2,300	2,308

ICON Luxembourg SARL
3.000% (LIBOR03M + 2.500%) due 07/03/2028 ~	3,192	3,207

IRB Holding Corp.
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~	2,273	2,280

Jazz Financing LUX SARL
4.000% (LIBOR03M + 3.500%) due 05/05/2028 ~	2,993	3,000

Organon & Co.
3.500% (LIBOR03M + 3.000%) due 06/02/2028 ~	2,600	2,610

Polaris Newco LLC
4.500% (LIBOR03M + 4.000%) due 06/02/2028 ~	3,900	3,913

RE/MAX International, Inc.
3.000% (LIBOR03M + 2.500%) due 07/21/2028 ~	1,197	1,192

RPI Intermediate Finance Trust
1.834% (LIBOR03M + 1.750%) due 02/11/2027 ~	5	5

Standard Industries, Inc.
TBD% due 09/22/2028	5,000	5,009

Zebra Buyer LLC
TBD% due 04/21/2028	4,100	4,118

Total Loan Participations and Assignments (Cost $44,701)		45,069

CORPORATE BONDS & NOTES 56.6%

BANKING & FINANCE 20.6%

AerCap Ireland Capital DAC
3.875% due 01/23/2028 (i)	2,000	2,150
4.450% due 10/01/2025	200	219
4.450% due 04/03/2026	600	654

Aflac, Inc.
6.450% due 08/15/2040	27	39

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AIA Group Ltd.
3.900% due 04/06/2028		$7,700	$8,575

AIB Group PLC
4.263% due 04/10/2025 •		6,200	6,650

Aircastle Ltd.
2.850% due 01/26/2028		3,200	3,243
4.250% due 06/15/2026		800	875

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032		500	485
3.375% due 08/15/2031		1,600	1,743

Alleghany Corp.
4.900% due 09/15/2044		2,500	3,133

Ally Financial, Inc.
8.000% due 11/01/2031		6,500	9,372

American Assets Trust LP
3.375% due 02/01/2031		6,500	6,741

American Financial Group, Inc.
3.500% due 08/15/2026		2,100	2,295
4.500% due 06/15/2047		7,400	9,075

American Homes 4 Rent LP
2.375% due 07/15/2031		360	357
4.250% due 02/15/2028		500	567
4.900% due 02/15/2029		4,100	4,801

American International Group, Inc.
4.750% due 04/01/2048		6,100	7,791

American Tower Corp.
1.875% due 10/15/2030		1,340	1,288
2.100% due 06/15/2030		1,550	1,518
2.900% due 01/15/2030		300	313
2.950% due 01/15/2025		5,600	5,916
2.950% due 01/15/2051		2,800	2,646
4.000% due 06/01/2025		1,300	1,419

AmWINS Group, Inc.
4.875% due 06/30/2029		800	812

Antares Holdings LP
2.750% due 01/15/2027		1,800	1,803

Arch Capital Group Ltd.
3.635% due 06/30/2050		4,900	5,354

Arthur J Gallagher & Co.
3.500% due 05/20/2051		1,600	1,716

Asian Development Bank
5.820% due 06/16/2028		500	647

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		3,000	3,149

Aviation Capital Group LLC
4.125% due 08/01/2025		1,200	1,292

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		279	275
2.875% due 02/15/2025		500	515
3.250% due 02/15/2027		100	103
3.950% due 07/01/2024		400	425
4.250% due 04/15/2026		2,600	2,798

Banco Bradesco S.A.
2.850% due 01/27/2023		2,700	2,745
3.200% due 01/27/2025		2,400	2,434

Banco BTG Pactual S.A.
4.500% due 01/10/2025		3,800	3,909

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,000	238

Banco La Hipotecaria S.A.
4.750% due 11/15/2022		$11,800	12,044

Bank of America Corp.
1.197% due 10/24/2026 •		6,760	6,712
2.087% due 06/14/2029 •		9,720	9,710
2.299% due 07/21/2032 •		7,350	7,250
2.651% due 03/11/2032 •		2,470	2,517
2.687% due 04/22/2032 •		6,900	7,030
3.311% due 04/22/2042 •		4,000	4,202

Bank of Ireland Group PLC
4.500% due 11/25/2023		7,600	8,159

Barclays PLC
2.000% due 02/07/2028 •	EUR	400	474
3.250% due 02/12/2027	GBP	200	289
3.650% due 03/16/2025		$700	753

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 09/11/2024		$200	$218
4.375% due 01/12/2026		500	558
4.836% due 05/09/2028		500	565
4.972% due 05/16/2029 •		700	814
5.088% due 06/20/2030 •		800	924
5.200% due 05/12/2026		400	458
6.125% due 12/15/2025 •(e)(f)		2,500	2,770
7.125% due 06/15/2025 •(e)(f)	GBP	200	303

Blackstone Holdings Finance Co. LLC
1.625% due 08/05/2028		$2,300	2,249
2.000% due 01/30/2032		2,300	2,211
2.850% due 08/05/2051		2,800	2,668

Blackstone Secured Lending Fund
2.850% due 09/30/2028		1,200	1,193

Block Financial LLC
2.500% due 07/15/2028		400	406
3.875% due 08/15/2030		2,770	3,014

Blue Owl Finance LLC
3.125% due 06/10/2031		7,200	7,127
4.125% due 10/07/2051 (b)		4,810	4,690

BNP Paribas S.A.
1.323% due 01/13/2027 •		1,300	1,279
2.159% due 09/15/2029 •		1,600	1,586
4.625% due 02/25/2031 •(e)(f)		1,100	1,126

BOC Aviation Ltd.
2.750% due 09/18/2022		1,600	1,625
3.500% due 01/31/2023		600	617
3.500% due 10/10/2024		300	319

Brixmor Operating Partnership LP
1.176% (US0003M + 1.050%) due 02/01/2022 ~		2,900	2,907

Brookfield Finance LLC
3.450% due 04/15/2050		50	52

Brookfield Finance UK PLC
2.340% due 01/30/2032		5,190	5,113

Brookfield Finance, Inc.
3.500% due 03/30/2051		6,100	6,383
4.700% due 09/20/2047		5,600	6,792

Carlyle Finance LLC
5.650% due 09/15/2048		6,000	8,261

CI Financial Corp.
3.200% due 12/17/2030		10	10
4.100% due 06/15/2051		7,500	8,078

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		300	318

Community Preservation Corp.
2.867% due 02/01/2030		1,980	2,055

Corporate Office Properties LP
2.000% due 01/15/2029		800	785
2.750% due 04/15/2031		700	708

Credit Suisse Group AG
1.305% due 02/02/2027 •		3,700	3,620
2.593% due 09/11/2025 •		2,400	2,489
3.091% due 05/14/2032 •		7,500	7,675

CTR Partnership LP
3.875% due 06/30/2028		700	727

CubeSmart LP
2.000% due 02/15/2031		3,700	3,603

CyrusOne LP
3.450% due 11/15/2029		400	417

Danske Bank A/S
1.549% due 09/10/2027		800	794
4.375% due 06/12/2028		7,400	8,279

Deutsche Bank AG
1.750% due 11/19/2030 •	EUR	100	122
2.129% due 11/24/2026 •(g)		$3,300	3,354
3.035% due 05/28/2032 •(g)		4,050	4,113
3.547% due 09/18/2031 •		3,050	3,257
3.729% due 01/14/2032 •(g)		1,100	1,137
3.961% due 11/26/2025 •		5,900	6,384
5.882% due 07/08/2031 •(f)		2,200	2,600

DNB Bank ASA
1.605% due 03/30/2028 •		5,000	4,977

Duke Realty LP
3.050% due 03/01/2050		50	49

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	83

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

E*TRADE Financial Corp.
4.500% due 06/20/2028		$2,000	$2,291

EPR Properties
3.750% due 08/15/2029		600	619

Equinix, Inc.
3.400% due 02/15/2052		1,900	1,937

Equitable Holdings, Inc.
5.000% due 04/20/2048		6,800	8,678

Essex Portfolio LP
4.000% due 03/01/2029		1,400	1,572
4.500% due 03/15/2048		200	244

Extra Space Storage LP
2.350% due 03/15/2032		400	391

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		50	56

Farmers Insurance Exchange
4.747% due 11/01/2057 •		4,400	5,030

First American Financial Corp.
2.400% due 08/15/2031		2,280	2,223
4.000% due 05/15/2030		2,100	2,326
4.300% due 02/01/2023		4,500	4,710

FMR LLC
4.950% due 02/01/2033		1,400	1,752
5.150% due 02/01/2043		11,300	14,938

Ford Motor Credit Co. LLC
2.900% due 02/16/2028		600	600
3.375% due 11/13/2025		2,700	2,778

GA Global Funding Trust
1.950% due 09/15/2028		1,400	1,381

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		9,210	11,062

Global Atlantic Fin Co.
3.125% due 06/15/2031		1,500	1,517

GLP Capital LP
3.350% due 09/01/2024		500	528
4.000% due 01/15/2030		1,400	1,505
5.250% due 06/01/2025		3,700	4,130
5.300% due 01/15/2029		3,100	3,628

Goldman Sachs Group, Inc.
1.992% due 01/27/2032 •		4,300	4,150
2.615% due 04/22/2032 •		6,000	6,076
3.210% due 04/22/2042 •		1,270	1,314

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		7,400	8,597

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		7,700	8,344

Great-West Lifeco Finance LP
4.581% due 05/17/2048		1,900	2,432

Guardian Life Global Funding
1.625% due 09/16/2028		5,500	5,430

Guardian Life Insurance Co. of America
3.700% due 01/22/2070		650	691

HAT Holdings LLC
3.375% due 06/15/2026		5,450	5,539

High Street Funding Trust
4.682% due 02/15/2048		500	610

Highwoods Realty LP
2.600% due 02/01/2031		700	705

Host Hotels & Resorts LP
4.000% due 06/15/2025		100	107

Howard Hughes Corp.
4.125% due 02/01/2029		400	401

HSBC Holdings PLC
1.589% due 05/24/2027 •		2,300	2,286
1.750% due 07/24/2027 •	GBP	5,600	7,534
4.000% due 03/09/2026 •(e)(f)		$1,000	1,005
4.583% due 06/19/2029 •		700	795
4.700% due 03/09/2031 •(e)(f)		1,200	1,220

Hudson Pacific Properties LP
3.950% due 11/01/2027		900	986

Intercontinental Exchange, Inc.
1.850% due 09/15/2032		3,000	2,830
2.650% due 09/15/2040		4,600	4,416
3.000% due 09/15/2060		4,000	3,873

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intesa Sanpaolo SpA
4.198% due 06/01/2032		$800	$821
4.950% due 06/01/2042		1,100	1,142

JAB Holdings BV
3.750% due 05/28/2051		2,200	2,395

JPMorgan Chase & Co.
2.069% due 06/01/2029 •		6,560	6,579
2.580% due 04/22/2032 •		4,600	4,667
3.509% due 01/23/2029 •		2,900	3,157
3.540% due 05/01/2028 •		8,500	9,290

Kennedy-Wilson, Inc.
4.750% due 03/01/2029		1,700	1,732

Kilroy Realty LP
4.250% due 08/15/2029		8,900	10,061

Kimco Realty Corp.
4.125% due 12/01/2046		6,000	6,875

Lazard Group LLC
4.375% due 03/11/2029		3,600	4,081

Legg Mason, Inc.
5.625% due 01/15/2044		2,000	2,770

Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^(c)		1,200	9

Life Storage LP
3.875% due 12/15/2027		1,400	1,573

Lloyds Banking Group PLC
4.375% due 03/22/2028		2,500	2,846
4.550% due 08/16/2028		200	231

LSEGA Financing PLC
2.000% due 04/06/2028		1,800	1,808
2.500% due 04/06/2031		1,900	1,936

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		4,700	5,011

Mitsubishi UFJ Financial Group, Inc.
2.559% due 02/25/2030		2,200	2,254

Mizuho Financial Group, Inc.
2.172% due 05/22/2032 •		1,300	1,277
2.201% due 07/10/2031 •		4,300	4,232
2.564% due 09/13/2031		9,200	9,075

Morgan Stanley
7.500% due 04/02/2032 þ(g)		3,700	3,008

MPT Operating Partnership LP
2.500% due 03/24/2026	GBP	2,200	3,017
3.375% due 04/24/2030		1,400	1,952

National Health Investors, Inc.
3.000% due 02/01/2031		$2,000	1,947

Nationwide Financial Services, Inc.
3.900% due 11/30/2049		4,000	4,577

Natwest Group PLC
3.875% due 09/12/2023		3,200	3,394
4.269% due 03/22/2025 •		7,600	8,203
4.519% due 06/25/2024 •		400	426
4.892% due 05/18/2029 •		7,300	8,506

NBK SPC Ltd.
1.625% due 09/15/2027 •		11,100	10,978

New York Life Global Funding
1.850% due 08/01/2031		3,150	3,070

New York Life Insurance Co.
6.750% due 11/15/2039		2,500	3,775

Nippon Life Insurance Co.
2.900% due 09/16/2051 •		5,600	5,525
3.400% due 01/23/2050 •		700	725

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		8,100	8,021
2.000% due 03/09/2026		450	451
2.450% due 09/15/2028		900	890

Nomura Holdings, Inc.
1.653% due 07/14/2026		3,400	3,389
2.172% due 07/14/2028		2,800	2,776
2.608% due 07/14/2031		1,200	1,197
3.103% due 01/16/2030		1,200	1,251

Norinchukin Bank
1.284% due 09/22/2026		600	598
2.080% due 09/22/2031		3,800	3,765

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northwestern Mutual Life Insurance Co.
3.450% due 03/30/2051	$5,200	$5,587

Omega Healthcare Investors, Inc.
3.250% due 04/15/2033	2,000	1,984

OneMain Finance Corp.
3.500% due 01/15/2027	3,790	3,796
6.625% due 01/15/2028	6,900	7,944
6.875% due 03/15/2025	500	563

Owl Rock Capital Corp.
2.875% due 06/11/2028	5,600	5,594

Pacific Life Insurance Co.
4.300% due 10/24/2067 •	1,900	2,161
9.250% due 06/15/2039	9,300	15,942

Park Intermediate Holdings LLC
4.875% due 05/15/2029	1,200	1,237

PennyMac Financial Services, Inc.
5.375% due 10/15/2025	11,360	11,697

Pine Street Trust
5.568% due 02/15/2049	2,660	3,502

Piper Jaffray Cos.
4.740% due 10/15/2021	1,100	1,110

Protective Life Corp.
4.300% due 09/30/2028	5,100	5,734

Protective Life Global Funding
1.303% due 09/20/2026	5,800	5,752

Prudential Financial, Inc.
4.418% due 03/27/2048	100	125

Rayonier LP
2.750% due 05/17/2031	1,100	1,096

Regency Centers LP
2.950% due 09/15/2029	600	630
4.650% due 03/15/2049	900	1,102

RLJ Lodging Trust LP
3.750% due 07/01/2026	600	604

Santander UK Group Holdings PLC
2.896% due 03/15/2032 •	200	204

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	400	407

Standard Chartered PLC
1.456% due 01/14/2027 •	1,700	1,675
4.750% due 01/14/2031 •(e)(f)	3,000	3,028

Stellantis Finance US, Inc.
1.711% due 01/29/2027	200	199
2.691% due 09/15/2031	400	396

Stifel Financial Corp.
4.000% due 05/15/2030	20	22

STORE Capital Corp.
4.500% due 03/15/2028	300	339

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030	1,300	1,282
2.296% due 01/12/2041	400	369

Svenska Handelsbanken AB
1.418% due 06/11/2027 •	2,600	2,589

Synchrony Financial
4.375% due 03/19/2024	500	540

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047	5,600	6,775
4.375% due 09/15/2054 •	4,800	5,043
6.850% due 12/16/2039	582	880

Temasek Financial Ltd.
2.375% due 08/02/2041	1,400	1,351

Trust Fibra Uno
4.869% due 01/15/2030	600	655
6.390% due 01/15/2050	1,100	1,304

UBS Group AG
1.494% due 08/10/2027 •	6,600	6,528
2.095% due 02/11/2032 •	2,000	1,947
4.125% due 09/24/2025	2,200	2,432
4.375% due 02/10/2031 •(e)(f)	700	709

UDR, Inc.
3.000% due 08/15/2031	2,470	2,588
3.500% due 07/01/2027	300	329
3.500% due 01/15/2028	200	218

84	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UniCredit SpA
2.569% due 09/22/2026 •	$1,500	$1,526
3.127% due 06/03/2032 •	5,700	5,780
7.830% due 12/04/2023	7,450	8,528

VEREIT Operating Partnership LP
3.100% due 12/15/2029	600	639

Vonovia Finance BV
5.000% due 10/02/2023	3,100	3,346

Wells Fargo & Co.
2.572% due 02/11/2031 •	5,400	5,521
3.196% due 06/17/2027 •	7,800	8,377

Welltower, Inc.
5.125% due 03/15/2043	12,400	15,311

Weyerhaeuser Co.
4.000% due 11/15/2029	1,426	1,615
4.000% due 04/15/2030	330	373
7.375% due 03/15/2032	8,600	12,258

		790,742

INDUSTRIALS 25.6%

Activision Blizzard, Inc.
2.500% due 09/15/2050	6,230	5,407

Adani Transmission Ltd.
4.250% due 05/21/2036	1,309	1,342

Adventist Health System
2.952% due 03/01/2029	2,900	3,050

AEP Transmission Co. LLC
2.750% due 08/15/2051	700	669
3.650% due 04/01/2050	50	56
3.750% due 12/01/2047	1,000	1,124

Air Canada Pass-Through Trust
3.300% due 07/15/2031	677	693
3.750% due 06/15/2029	304	317

Aker BP ASA
2.875% due 01/15/2026	1,200	1,269
3.000% due 01/15/2025	900	949
3.750% due 01/15/2030	200	214

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029	2,120	2,366

Alibaba Group Holding Ltd.
2.700% due 02/09/2041	900	828
3.250% due 02/09/2061	4,800	4,468

Allegion U.S. Holding Co., Inc.
3.550% due 10/01/2027	400	431

Alphabet, Inc.
2.050% due 08/15/2050	2,000	1,750
2.250% due 08/15/2060	970	849

Amazon.com, Inc.
2.875% due 05/12/2041	5,000	5,164
3.100% due 05/12/2051	5,000	5,237

Ambience Merger Sub, Inc.
4.875% due 07/15/2028	200	200
7.125% due 07/15/2029	200	199

American Airlines Pass-Through Trust
3.000% due 04/15/2030	3,983	3,983
3.250% due 04/15/2030	2,711	2,627
3.700% due 04/01/2028	1,627	1,661
4.000% due 01/15/2027	237	231

American Builders & Contractors Supply Co., Inc.
3.875% due 11/15/2029	900	899

Amgen, Inc.
4.400% due 05/01/2045	6,500	7,785
4.663% due 06/15/2051	5,579	7,048

Anthem, Inc.
4.550% due 03/01/2048	100	123

AP Moller - Maersk A/S
4.500% due 06/20/2029	2,900	3,367

Apple, Inc.
1.400% due 08/05/2028	2,500	2,461
1.700% due 08/05/2031	2,500	2,434
2.700% due 08/05/2051	2,300	2,222
2.850% due 08/05/2061	1,860	1,798
2.950% due 09/11/2049	7,400	7,536

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 05/13/2045	$800	$1,009

Arrow Electronics, Inc.
3.250% due 09/08/2024	900	955

Ashtead Capital, Inc.
4.000% due 05/01/2028	1,200	1,276
4.250% due 11/01/2029	800	879

AstraZeneca PLC
1.375% due 08/06/2030	3,000	2,857
2.125% due 08/06/2050	20	17

Axalta Coating Systems LLC
3.375% due 02/15/2029	500	487

B.C. Unlimited Liability Co.
3.875% due 01/15/2028	2,990	3,023

Bacardi Ltd.
4.700% due 05/15/2028	4,800	5,548

Baidu, Inc.
4.875% due 11/14/2028	1,100	1,277

Baptist Health South Florida Obligated Group
3.115% due 11/15/2071	3,300	3,172

Baxter International, Inc.
1.730% due 04/01/2031	1,400	1,351

Bayer U.S. Finance LLC
4.250% due 12/15/2025	2,200	2,433
4.375% due 12/15/2028	1,600	1,813

Becton Dickinson and Co.
3.794% due 05/20/2050	20	22

Berry Global, Inc.
1.570% due 01/15/2026	1,200	1,201
4.875% due 07/15/2026	200	210

Black Knight InfoServ LLC
3.625% due 09/01/2028	2,000	2,013

Boardwalk Pipelines LP
3.400% due 02/15/2031	2,800	2,946

BOC Aviation USA Corp.
1.625% due 04/29/2024	2,400	2,419

Boeing Co.
3.250% due 02/01/2028	6,600	6,976
3.600% due 05/01/2034	40	42
3.625% due 02/01/2031	2,500	2,678

Bon Secours Mercy Health, Inc.
2.095% due 06/01/2031	2,000	1,993
3.205% due 06/01/2050	280	294

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028	1,080	1,109

Boston Scientific Corp.
2.650% due 06/01/2030	70	72
7.375% due 01/15/2040	12,750	20,309

Boyd Gaming Corp.
4.750% due 06/15/2031	900	929

Braskem Netherlands Finance BV
4.500% due 01/10/2028	500	532

Bristol-Myers Squibb Co.
4.350% due 11/15/2047	5,400	6,782

British Airways Pass-Through Trust
2.900% due 09/15/2036	600	605
3.300% due 06/15/2034	191	194
3.350% due 12/15/2030	87	87
4.250% due 05/15/2034	350	379

Broadcom, Inc.
1.950% due 02/15/2028	500	494
2.450% due 02/15/2031	1,000	969
2.600% due 02/15/2033	1,300	1,250
3.187% due 11/15/2036	3,870	3,866
3.419% due 04/15/2033	2,700	2,797
3.469% due 04/15/2034	6,250	6,442
3.500% due 02/15/2041	300	297
3.750% due 02/15/2051	1,400	1,400
4.150% due 11/15/2030	570	632
4.300% due 11/15/2032	2,980	3,342

Broadridge Financial Solutions, Inc.
2.600% due 05/01/2031	2,480	2,519

Cablevision Lightpath LLC
3.875% due 09/15/2027	2,000	1,965

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Caesars Entertainment, Inc.
6.250% due 07/01/2025	$2,000	$2,108

Cameron LNG LLC
2.902% due 07/15/2031	900	955
3.402% due 01/15/2038	2,000	2,109
3.701% due 01/15/2039	1,400	1,552

Canadian Natural Resources Ltd.
5.850% due 02/01/2035	2,090	2,646

Carlisle Cos., Inc.
2.200% due 03/01/2032	3,980	3,868

Carnival Corp.
4.000% due 08/01/2028	400	405

Carvana Co.
4.875% due 09/01/2029	6,700	6,643

Catalent Pharma Solutions, Inc.
3.500% due 04/01/2030	390	391

CCO Holdings LLC
4.250% due 02/01/2031	700	713

Cellnex Finance Co. S.A.
3.875% due 07/07/2041	700	689

CenterPoint Energy Resources Corp.
0.620% (US0003M + 0.500%) due 03/02/2023 ~	1,390	1,390

CGI, Inc.
1.450% due 09/14/2026	3,700	3,663
2.300% due 09/14/2031	1,600	1,556

Charter Communications Operating LLC
2.300% due 02/01/2032	860	820
3.500% due 06/01/2041	4,000	3,934
3.850% due 04/01/2061	4,120	3,938
3.900% due 06/01/2052	1,770	1,766
3.950% due 06/30/2062 (b)	4,500	4,348
4.200% due 03/15/2028	2,200	2,459
4.400% due 12/01/2061	4,000	4,169
4.800% due 03/01/2050	3,400	3,822
5.125% due 07/01/2049	10,900	12,844
5.375% due 04/01/2038	600	725
5.375% due 05/01/2047	2,200	2,639
5.750% due 04/01/2048	1,100	1,392

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	600	651
7.000% due 06/30/2024	2,000	2,263

Children’s Hospital
2.928% due 07/15/2050	3,900	3,859

Churchill Downs, Inc.
4.750% due 01/15/2028	1,000	1,048

Cigna Corp.
2.375% due 03/15/2031	3,800	3,838
3.400% due 03/15/2051	30	31

Citrix Systems, Inc.
1.250% due 03/01/2026	700	689

City of Hope
4.378% due 08/15/2048	1,010	1,267

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	1,300	1,720

Comcast Corp.
2.937% due 11/01/2056	98	93
3.999% due 11/01/2049	3,730	4,326
4.400% due 08/15/2035	2,100	2,491

CommScope, Inc.
4.750% due 09/01/2029	3,930	3,930

Conagra Brands, Inc.
5.300% due 11/01/2038	5,900	7,511

Constellation Brands, Inc.
2.250% due 08/01/2031	1,700	1,674
4.100% due 02/15/2048	7,000	7,922

Continental Wind LLC
6.000% due 02/28/2033	1,422	1,631

Corning, Inc.
5.450% due 11/15/2079	2,400	3,265

CoStar Group, Inc.
2.800% due 07/15/2030	1,700	1,730

CRH America Finance, Inc.
4.400% due 05/09/2047	200	240

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	85

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSN Resources S.A.
4.625% due 06/10/2031	$6,600	$6,526

CSX Corp.
6.150% due 05/01/2037	800	1,124

CVS Pass-Through Trust
7.507% due 01/10/2032	14,057	17,705

DAE Funding LLC
1.550% due 08/01/2024	1,300	1,290
1.625% due 02/15/2024	6,600	6,567
2.625% due 03/20/2025	2,400	2,449
3.375% due 03/20/2028	4,500	4,651
5.250% due 11/15/2021	1,700	1,702

DaVita, Inc.
4.625% due 06/01/2030	2,390	2,461

Dell International LLC
8.350% due 07/15/2046	2,400	3,900

Delta Air Lines, Inc.
7.000% due 05/01/2025	24	28

Diamondback Energy, Inc.
2.875% due 12/01/2024	3,200	3,361

Discovery Communications LLC
4.000% due 09/15/2055	2,798	2,932
5.200% due 09/20/2047	2,400	2,996
5.300% due 05/15/2049	100	125

Electronic Arts, Inc.
2.950% due 02/15/2051	2,260	2,174

Enbridge, Inc.
3.400% due 08/01/2051	5,680	5,735

Energy Transfer LP
5.300% due 04/15/2047	9,200	10,796
6.050% due 06/01/2041	3,200	3,976
6.250% due 04/15/2049	100	132
6.625% due 10/15/2036	5,200	6,838
7.500% due 07/01/2038	4,135	5,760

Entergy Louisiana LLC
1.600% due 12/15/2030	600	574
2.900% due 03/15/2051	2,100	2,053

Enterprise Products Operating LLC
4.450% due 02/15/2043	1,000	1,154
6.450% due 09/01/2040	200	285
6.875% due 03/01/2033	5,540	7,750

EQT Corp.
3.125% due 05/15/2026	400	411
3.625% due 05/15/2031	300	313

Expedia Group, Inc.
2.950% due 03/15/2031	1,700	1,719
3.800% due 02/15/2028	3,500	3,801
6.250% due 05/01/2025	831	958

Fair Isaac Corp.
5.250% due 05/15/2026	200	227

Fiserv, Inc.
3.500% due 07/01/2029	1,300	1,416

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	5,000	5,076
4.317% due 12/30/2039	1,750	1,812

FMG Resources Pty. Ltd.
4.375% due 04/01/2031	1,570	1,624

Ford Foundation
2.815% due 06/01/2070	5,000	4,962

Fox Corp.
5.476% due 01/25/2039	200	256

Fresenius Medical Care U.S. Finance, Inc.
3.000% due 12/01/2031	3,700	3,787

General Mills, Inc.
6.410% due 10/15/2022	3,600	3,818

Glencore Funding LLC
2.625% due 09/23/2031	5,000	4,899
3.375% due 09/23/2051	3,050	2,904

Grifols Escrow Issuer S.A.
4.750% due 10/15/2028 (b)	500	512

Hackensack Meridian Health, Inc.
2.875% due 09/01/2050	1,120	1,115
4.500% due 07/01/2057	1,340	1,772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HCA, Inc.
5.125% due 06/15/2039	$2,900	$3,602
5.250% due 06/15/2049	600	767
5.500% due 06/15/2047	50	65

Helmerich & Payne, Inc.
2.900% due 09/29/2031	4,400	4,404

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032	1,100	1,085

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031	1,900	1,910
5.000% due 06/01/2029	1,900	1,940

Humana, Inc.
2.150% due 02/03/2032	1,700	1,662
3.950% due 08/15/2049	600	692

Hyatt Hotels Corp.
1.300% due 10/01/2023 (b)	1,500	1,502
1.800% due 10/01/2024 (b)	1,400	1,403
3.120% (US0003M + 3.000%) due 09/01/2022 ~	5,970	5,977

Hyundai Capital America
1.650% due 09/17/2026	4,000	3,966
2.100% due 09/15/2028	1,660	1,637

IHS Markit Ltd.
4.250% due 05/01/2029	700	799
4.750% due 08/01/2028	2,100	2,461

Imperial Brands Finance PLC
3.125% due 07/26/2024	400	421
3.500% due 07/26/2026	2,200	2,356
3.875% due 07/26/2029	2,300	2,477

JetBlue Pass-Through Trust
4.000% due 05/15/2034	2,215	2,417

Johns Hopkins University
2.813% due 01/01/2060	1,000	1,021

Johnson & Johnson
2.250% due 09/01/2050	1,940	1,797

Kaiser Aluminum Corp.
4.500% due 06/01/2031	4,000	4,105

Kaiser Foundation Hospitals
2.810% due 06/01/2041	3,080	3,120

Kansas City Southern
4.200% due 11/15/2069	1,900	2,214
4.700% due 05/01/2048	4,300	5,344

KB Home
4.000% due 06/15/2031	3,000	3,083

Kinder Morgan Energy Partners LP
6.500% due 09/01/2039	400	555

KLA Corp.
3.300% due 03/01/2050	3,000	3,161

Kraft Heinz Foods Co.
6.500% due 02/09/2040	780	1,109
6.875% due 01/26/2039	600	887
7.125% due 08/01/2039	4,250	6,425

Las Vegas Sands Corp.
2.900% due 06/25/2025	1,900	1,911
3.200% due 08/08/2024	300	308
3.500% due 08/18/2026	800	818
3.900% due 08/08/2029	1,600	1,632

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026	1,000	1,027

Leidos, Inc.
2.300% due 02/15/2031	700	685

Level 3 Financing, Inc.
3.400% due 03/01/2027	2,100	2,215
3.875% due 11/15/2029	1,870	2,002

Lundin Energy Finance BV
2.000% due 07/15/2026	900	906
3.100% due 07/15/2031	1,600	1,624

Marathon Oil Corp.
6.600% due 10/01/2037	700	927

Marriott International, Inc.
3.500% due 10/15/2032	5,600	5,955

Marvell Technology, Inc.
2.450% due 04/15/2028	200	204
2.950% due 04/15/2031	30	31

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.875% due 06/22/2028	$500	$578

Massachusetts Institute of Technology
4.678% due 07/01/2114	2,740	3,995

McDonald’s Corp.
3.625% due 09/01/2049	960	1,049
4.450% due 03/01/2047	1,000	1,222

MDC Holdings, Inc.
3.966% due 08/06/2061	1,700	1,631

Mead Johnson Nutrition Co.
4.600% due 06/01/2044	50	64

Melco Resorts Finance Ltd.
5.375% due 12/04/2029	2,500	2,545

MGM China Holdings Ltd.
5.375% due 05/15/2024	1,000	1,014
5.875% due 05/15/2026	1,100	1,121

Moody’s Corp.
2.550% due 08/18/2060	20	18
5.250% due 07/15/2044	8,000	10,740

Motorola Solutions, Inc.
2.300% due 11/15/2030	40	39

MPLX LP
4.700% due 04/15/2048	1,500	1,735
4.900% due 04/15/2058	75	87
5.500% due 02/15/2049	1,060	1,346

MSCI, Inc.
3.625% due 11/01/2031	4,190	4,365

National Fuel Gas Co.
2.950% due 03/01/2031	2,800	2,839

NBCUniversal Media LLC
4.450% due 01/15/2043	123	149

New York and Presbyterian Hospital
2.256% due 08/01/2040	3,000	2,814
4.063% due 08/01/2056	900	1,137
4.763% due 08/01/2116	3,500	4,821

Newcrest Finance Pty. Ltd.
4.200% due 05/13/2050	20	23

News Corp.
3.875% due 05/15/2029	1,700	1,749

Nissan Motor Co. Ltd.
3.522% due 09/17/2025	2,000	2,127
4.345% due 09/17/2027	6,300	6,926
4.810% due 09/17/2030	5,200	5,852

Norfolk Southern Corp.
3.155% due 05/15/2055	10,875	10,907
4.100% due 05/15/2121	50	56

Northern Natural Gas Co.
4.300% due 01/15/2049	6,100	7,116

Northwell Healthcare, Inc.
4.260% due 11/01/2047	3,600	4,218

Novant Health, Inc.
3.168% due 11/01/2051	2,000	2,110

NXP BV
3.400% due 05/01/2030	50	54
4.300% due 06/18/2029	800	907

Oracle Corp.
2.875% due 03/25/2031 (g)	6,430	6,621
3.600% due 04/01/2040	100	104
3.600% due 04/01/2050	1,120	1,124
3.650% due 03/25/2041 (g)	1,900	1,968
3.800% due 11/15/2037	2,800	3,025
3.850% due 04/01/2060	7,000	7,129
3.950% due 03/25/2051 (g)	5,100	5,389
4.000% due 11/15/2047	1,100	1,177
4.100% due 03/25/2061 (g)	3,300	3,521
4.500% due 07/08/2044	900	1,036

Owens Corning
4.300% due 07/15/2047	550	635

PeaceHealth Obligated Group
3.218% due 11/15/2050	1,260	1,307
4.787% due 11/15/2048	2,730	3,694

Penske Truck Leasing Co. LP
2.700% due 11/01/2024	3,500	3,676
3.350% due 11/01/2029	700	748

Pernod Ricard International Finance LLC
1.250% due 04/01/2028	1,600	1,531

86	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.625% due 04/01/2031	$2,000	$1,891

Perrigo Finance Unlimited Co.
4.900% due 12/15/2044	2,800	2,812

Pertamina Persero PT
4.150% due 02/25/2060	2,400	2,380
4.175% due 01/21/2050	1,200	1,212
6.500% due 11/07/2048	1,700	2,261

Petronas Capital Ltd.
3.404% due 04/28/2061	6,400	6,463

Petronas Energy Canada Ltd.
2.112% due 03/23/2028	2,300	2,311

Piedmont Healthcare, Inc.
2.044% due 01/01/2032	600	589
2.719% due 01/01/2042	500	490
2.864% due 01/01/2052	500	487

Post Holdings, Inc.
4.500% due 09/15/2031	890	881

Prestige Brands, Inc.
3.750% due 04/01/2031	500	483

PulteGroup, Inc.
6.000% due 02/15/2035	1,000	1,295
6.375% due 05/15/2033	1,200	1,578

Qatar Petroleum
3.125% due 07/12/2041	5,700	5,708
3.300% due 07/12/2051	2,300	2,328

Quanta Services, Inc.
0.950% due 10/01/2024	600	600
2.350% due 01/15/2032	600	588
3.050% due 10/01/2041	400	387

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	806	917

Raytheon Technologies Corp.
4.450% due 11/16/2038	1,900	2,303

Rockies Express Pipeline LLC
4.800% due 05/15/2030	3,960	4,130
6.875% due 04/15/2040	4,700	5,226

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	2,400	2,682
4.500% due 05/15/2030	50	58
5.000% due 03/15/2027	2,700	3,106
5.625% due 04/15/2023	700	744
5.750% due 05/15/2024	1,100	1,225
5.875% due 06/30/2026	5,900	6,947
6.250% due 03/15/2022	800	809

Sands China Ltd.
2.300% due 03/08/2027	2,100	2,033
2.850% due 03/08/2029	1,200	1,156
3.250% due 08/08/2031	1,300	1,257
3.800% due 01/08/2026	400	413
4.375% due 06/18/2030	600	627
5.125% due 08/08/2025	4,700	5,067
5.400% due 08/08/2028	1,500	1,658

Santos Finance Ltd.
3.649% due 04/29/2031	3,670	3,741

Sasol Financing USA LLC
5.875% due 03/27/2024	1,400	1,478

Saudi Arabian Oil Co.
3.250% due 11/24/2050	2,500	2,389
3.500% due 11/24/2070	4,600	4,337

Siemens Financieringsmaatschappij NV
2.875% due 03/11/2041	1,900	1,930

Skyworks Solutions, Inc.
3.000% due 06/01/2031	600	614

Southern Co.
3.750% due 09/15/2051 •	900	919

Southwest Airlines Co.
5.125% due 06/15/2027	400	468

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	1,300	1,386
4.600% due 06/15/2028	5,300	5,268

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	405	400

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	2,363	2,526
5.152% due 09/20/2029	4,800	5,491

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Square, Inc.
2.750% due 06/01/2026	$1,800	$1,827
3.500% due 06/01/2031	800	822

Stryker Corp.
2.900% due 06/15/2050	50	50

Studio City Finance Ltd.
5.000% due 01/15/2029	500	462

Switch Ltd.
4.125% due 06/15/2029	2,000	2,055

Syngenta Finance NV
5.182% due 04/24/2028	4,300	4,835

SYNNEX Corp.
1.750% due 08/09/2026	3,800	3,762
2.375% due 08/09/2028	3,000	2,973
2.650% due 08/09/2031	2,340	2,291

T-Mobile USA, Inc.
3.300% due 02/15/2051	1,900	1,841
3.400% due 10/15/2052	3,500	3,420
3.600% due 11/15/2060	3,800	3,744

Telefonica Emisiones S.A.
5.213% due 03/08/2047	5,000	6,249
7.045% due 06/20/2036	7,200	10,402

Tempur Sealy International, Inc.
3.875% due 10/15/2031	2,250	2,256

Tencent Holdings Ltd.
3.940% due 04/22/2061	1,200	1,286
3.975% due 04/11/2029	800	878

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	3,660	3,787
7.625% due 04/01/2037	4,720	6,801
8.375% due 06/15/2032	3,600	5,247

Texas Eastern Transmission LP
7.000% due 07/15/2032	3,250	4,507

Time Warner Cable LLC
5.875% due 11/15/2040	500	632
6.750% due 06/15/2039	1,300	1,782
7.300% due 07/01/2038	1,225	1,760

Topaz Solar Farms LLC
4.875% due 09/30/2039	4,194	4,540

TotalEnergies Capital International S.A.
2.986% due 06/29/2041	8,000	8,144
3.386% due 06/29/2060	2,640	2,774

Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048	2,000	2,433

Travel + Leisure Co.
4.625% due 03/01/2030	800	823

Tyson Foods, Inc.
5.100% due 09/28/2048	1,700	2,249

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	3,436	3,504
4.625% due 12/03/2026	3,037	3,049
5.900% due 04/01/2026	1,946	2,051

Uber Technologies, Inc.
4.500% due 08/15/2029	18,000	18,158

Union Pacific Corp.
3.750% due 02/05/2070	1,700	1,914
3.950% due 08/15/2059	100	117

United Airlines Pass-Through Trust
2.700% due 11/01/2033	577	585
2.875% due 04/07/2030	570	579
3.100% due 04/07/2030	489	489
3.450% due 01/07/2030	316	319
4.000% due 10/11/2027	1,339	1,416
4.300% due 02/15/2027	9,468	10,182
4.550% due 02/25/2033	2,133	2,271
5.875% due 04/15/2029	6,307	7,070

UnitedHealth Group, Inc.
3.050% due 05/15/2041	2,000	2,069
4.750% due 07/15/2045	100	131

Vale Overseas Ltd.
3.750% due 07/08/2030	1,200	1,245

Valley Children’s Hospital
4.399% due 03/15/2048	2,000	2,426

VeriSign, Inc.
2.700% due 06/15/2031	1,700	1,730

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Viavi Solutions, Inc.
3.750% due 10/01/2029	$400	$401

VMware, Inc.
1.400% due 08/15/2026	2,500	2,490
1.800% due 08/15/2028	600	592
2.200% due 08/15/2031	350	342
4.650% due 05/15/2027	2,100	2,413

Walt Disney Co.
3.800% due 05/13/2060	4,400	5,092
5.400% due 10/01/2043	3,600	4,959
6.200% due 12/15/2034	2,000	2,832

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	6,700	7,716

Wipro IT Services LLC
1.500% due 06/23/2026	5,200	5,179

Woodside Finance Ltd.
3.700% due 09/15/2026	7,000	7,565

Wynn Macau Ltd.
5.125% due 12/15/2029	800	753

Yale University
2.402% due 04/15/2050	2,000	1,932

Yale-New Haven Health Services Corp.
2.496% due 07/01/2050	40	37

Yara International ASA
4.750% due 06/01/2028	4,600	5,311

Zimmer Biomet Holdings, Inc.
3.550% due 03/20/2030	30	33
3.700% due 03/19/2023	600	626

		983,675

UTILITIES 10.4%

AEP Texas, Inc.
4.150% due 05/01/2049	1,100	1,272
6.650% due 02/15/2033	1,800	2,405

AES Corp.
2.450% due 01/15/2031	200	197

Alabama Power Co.
1.450% due 09/15/2030	1,020	969
4.300% due 01/02/2046	700	845
4.300% due 07/15/2048	2,000	2,468

Alliant Energy Finance LLC
1.400% due 03/15/2026	1,000	987

Ameren Corp.
1.750% due 03/15/2028	990	971

American Transmission Systems, Inc.
5.000% due 09/01/2044	200	258

American Water Capital Corp.
3.750% due 09/01/2047	3,400	3,817
4.150% due 06/01/2049	5,000	5,920

Arizona Public Service Co.
2.650% due 09/15/2050	20	18

AT&T, Inc.
3.100% due 02/01/2043	5,000	4,802
3.300% due 02/01/2052	1,960	1,902
3.500% due 09/15/2053	3,683	3,652
3.550% due 09/15/2055	493	487
3.650% due 09/15/2059	6,731	6,726
4.500% due 05/15/2035	5,000	5,859

Atmos Energy Corp.
2.850% due 02/15/2052 (b)	6,700	6,415

Baltimore Gas & Electric Co.
2.250% due 06/15/2031	500	503

Bell Canada
4.300% due 07/29/2049	3,900	4,653

BG Energy Capital PLC
5.125% due 10/15/2041	6,100	8,009

CenterPoint Energy Houston Electric LLC
3.350% due 04/01/2051	10	11

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	3,500	4,087

Consolidated Edison Co. of New York, Inc.
3.000% due 12/01/2060	700	652
3.600% due 06/15/2061	500	523

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	87

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.300% due 12/01/2056	$100	$118
4.500% due 05/15/2058	2,500	3,027

Duke Energy Carolinas LLC
3.200% due 08/15/2049	100	104
3.750% due 06/01/2045	2,000	2,234
4.000% due 09/30/2042	400	458

Duke Energy Corp.
3.400% due 06/15/2029	800	866

Duke Energy Florida LLC
3.850% due 11/15/2042	4,600	5,236
6.350% due 09/15/2037	200	290

Duke Energy Ohio, Inc.
5.400% due 06/15/2033	110	137

Duke Energy Progress LLC
2.500% due 08/15/2050	3,990	3,628
6.300% due 04/01/2038	800	1,143

East Ohio Gas Co.
2.000% due 06/15/2030	800	783
3.000% due 06/15/2050	1,600	1,574

Edison International
3.125% due 11/15/2022	2,000	2,051
5.750% due 06/15/2027	700	806

Electricite de France S.A.
5.000% due 09/21/2048	300	392

Entergy Arkansas LLC
2.650% due 06/15/2051	60	56
3.350% due 06/15/2052	1,300	1,376

Entergy Corp.
1.900% due 06/15/2028	900	891
2.400% due 06/15/2031	2,390	2,371

Entergy Texas, Inc.
1.750% due 03/15/2031	3,200	3,035

Eversource Energy
1.400% due 08/15/2026	3,780	3,773

FirstEnergy Corp.
2.250% due 09/01/2030	50	48

Florida Power & Light Co.
3.700% due 12/01/2047	1,100	1,271
3.950% due 03/01/2048	1,300	1,572
4.050% due 10/01/2044	1,805	2,170

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030	7,100	7,081
3.500% due 07/14/2031	8,000	7,978

Georgia Power Co.
3.250% due 03/15/2051	5,300	5,343
3.700% due 01/30/2050	900	962
4.300% due 03/15/2042	3,752	4,380

Indiana Michigan Power Co.
3.250% due 05/01/2051	1,780	1,843
6.050% due 03/15/2037	800	1,099

Kentucky Utilities Co.
3.300% due 06/01/2050	70	73

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028	2,200	2,467

MidAmerican Energy Co.
2.700% due 08/01/2052	5,500	5,298

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022	1,000	1,012

National Grid USA
5.803% due 04/01/2035	120	151

New England Power Co.
3.800% due 12/05/2047	2,300	2,527

New York State Electric & Gas Corp.
1.950% due 10/01/2030	480	463
2.150% due 10/01/2031	2,200	2,173
3.300% due 09/15/2049	2,500	2,586

NextEra Energy Capital Holdings, Inc.
1.900% due 06/15/2028	1,500	1,502
5.650% due 05/01/2079 •	2,600	3,053

Niagara Mohawk Power Corp.
1.960% due 06/27/2030	30	29
4.119% due 11/28/2042	3,500	3,920

Northern States Power Co.
3.600% due 09/15/2047	6,300	7,063

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NRG Energy, Inc.
2.450% due 12/02/2027	$1,010	$1,026

NSTAR Electric Co.
3.100% due 06/01/2051	1,500	1,560

Oglethorpe Power Corp.
3.750% due 08/01/2050	1,590	1,694
5.050% due 10/01/2048	7,000	8,680

Ohio Power Co.
2.900% due 10/01/2051	2,800	2,712
5.850% due 10/01/2035	100	135

ONEOK, Inc.
7.150% due 01/15/2051	100	145

Pacific Gas & Electric Co.
1.500% (US0003M + 1.375%) due 11/15/2021 ~	1,470	1,471
2.500% due 02/01/2031	2,100	2,000
3.000% due 06/15/2028	3,200	3,259
3.150% due 01/01/2026	2,000	2,068
3.450% due 07/01/2025	1,000	1,045
3.500% due 08/01/2050	7,250	6,608
3.750% due 08/15/2042 ^	2,790	2,533
3.950% due 12/01/2047 ^	1,000	964
4.250% due 03/15/2046 ^	300	296
4.300% due 03/15/2045 ^	500	494
4.500% due 07/01/2040	6,100	6,236
4.550% due 07/01/2030	920	995
4.600% due 06/15/2043 ^	900	900
4.750% due 02/15/2044 ^	100	102
4.950% due 07/01/2050	2,000	2,131

PacifiCorp
4.125% due 01/15/2049	10,100	11,921
5.750% due 04/01/2037	60	81
6.000% due 01/15/2039	2,040	2,847
6.100% due 08/01/2036	60	83

PECO Energy Co.
2.850% due 09/15/2051	4,300	4,229
3.000% due 09/15/2049	100	101

Pennsylvania Electric Co.
3.600% due 06/01/2029	3,300	3,554

Petrobras Global Finance BV
5.093% due 01/15/2030	6,247	6,613

Progress Energy, Inc.
7.750% due 03/01/2031	3,500	4,932

PT Perusahaan Listrik Negara
4.375% due 02/05/2050	3,800	3,828
4.875% due 07/17/2049	400	428
6.250% due 01/25/2049	2,600	3,293

Public Service Electric & Gas Co.
4.000% due 06/01/2044	5,700	6,615

S.A. Global Sukuk Ltd.
1.602% due 06/17/2026	2,800	2,786
2.694% due 06/17/2031	2,900	2,930

San Diego Gas & Electric Co.
4.100% due 06/15/2049	4,600	5,427
4.150% due 05/15/2048	9,400	11,343

Sempra Energy
6.000% due 10/15/2039	100	138

SES S.A.
3.600% due 04/04/2023	4,600	4,784
5.300% due 04/04/2043	3,800	4,353

Sierra Pacific Power Co.
6.750% due 07/01/2037	3,600	5,216

Sinopec Group Overseas Development Ltd.
4.125% due 09/12/2025	9,900	10,907

Southern California Edison Co.
1.100% due 04/01/2024	740	744
2.250% due 06/01/2030	800	786
2.500% due 06/01/2031	4,700	4,722
2.950% due 02/01/2051	3,000	2,745
3.650% due 03/01/2028	200	217
3.650% due 02/01/2050	1,100	1,126
3.650% due 06/01/2051	2,020	2,078
3.900% due 12/01/2041	500	515
3.900% due 03/15/2043	3,600	3,850
4.650% due 10/01/2043	1,850	2,139

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/15/2034	$3,600	$4,668
6.650% due 04/01/2029	900	1,102

Southern California Gas Co.
3.950% due 02/15/2050	1,600	1,875
4.125% due 06/01/2048	5,300	6,321

Southern Co. Gas Capital Corp.
3.250% due 06/15/2026	100	107

Southwestern Electric Power Co.
4.100% due 09/15/2028	600	678
6.200% due 03/15/2040	2,200	3,066

SP Group Treasury Pte Ltd.
3.375% due 02/27/2029	5,100	5,625

Systems Energy Resources, Inc.
2.140% due 12/09/2025	1,200	1,221

Verizon Communications, Inc.
1.500% due 09/18/2030	400	379
2.550% due 03/21/2031	3,600	3,647
2.850% due 09/03/2041	770	753
4.522% due 09/15/2048	19,591	24,066

Vodafone Group PLC
4.250% due 09/17/2050	400	462
4.875% due 06/19/2049	5,600	6,995

Washington Gas Light Co.
3.650% due 09/15/2049	1,600	1,802

Wisconsin Electric Power Co.
4.300% due 12/15/2045	3,600	4,334

		398,307

Total Corporate Bonds & Notes (Cost $2,013,911)		2,172,724

MUNICIPAL BONDS & NOTES 2.3%

CALIFORNIA 0.4%

California State University Revenue Bonds, Series 2021
2.144% due 11/01/2033	3,260	3,216

Golden State Tobacco Securitization Corp., California Revenue Bonds, Series 2021
2.746% due 06/01/2034 (b)	300	304
3.000% due 06/01/2046 (b)	2,470	2,519

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	900	1,365

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	1,400	2,262

Tulare County, California Revenue Bonds, Series 2018
4.109% due 06/01/2029	2,700	3,093

Tulare County, California Revenue Notes, Series 2018
4.009% due 06/01/2028	1,000	1,150

		13,909

COLORADO 0.1%

Colorado State Certificates of Participation Bonds, (BABs), Series 2009
6.650% due 09/15/2045	1,000	1,584

GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	7,793	11,717

ILLINOIS 0.3%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	500	708

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	100	123

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.857% due 01/01/2031	4,400	4,575

88	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.007% due 01/01/2033	$5,030	$5,250

		10,656

KANSAS 0.1%

Kansas Development Finance Authority Revenue Bonds, Series 2015
4.927% due 04/15/2045	2,600	3,439

MISSISSIPPI 0.1%

Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,100	4,608

NEW JERSEY 0.0%

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.270% due 05/01/2043	1,500	1,580

NEW MEXICO 0.0%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	1,000	1,221

NEW YORK 0.3%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	500	814

New York State Dormitory Authority Revenue Notes, Series 2021
1.952% due 03/15/2029	1,590	1,604

Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	7,500	10,120

		12,538

OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	800	1,306

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	4,935	7,058

		8,364

PENNSYLVANIA 0.1%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2016
4.014% due 06/01/2033	600	696

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2021
2.991% due 06/01/2042	3,770	3,865

		4,561

TEXAS 0.4%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	5,450	7,676

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2020
2.246% due 11/01/2031	1,300	1,325

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	5,575	5,624

		14,625

Total Municipal Bonds & Notes (Cost $73,966)		88,802

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 5.8%

Fannie Mae
0.000% due 03/23/2028 - 05/15/2030 (d)	$43,912	$38,024
0.136% due 07/25/2037 •	7	7
0.201% due 03/25/2036 •	2	2
0.486% due 09/25/2032 •	3	3
0.736% due 08/25/2040 •	328	334
1.298% due 06/01/2035 - 06/01/2043 •	509	511
1.614% due 10/01/2035 •	98	99
1.621% due 04/01/2035 •	258	260
1.670% due 12/01/2034 •	180	188
1.800% due 06/01/2035 •	354	355
1.837% due 09/01/2035 •	8	8
1.946% due 05/25/2035 ~	208	212
2.000% due 08/01/2035 •	24	26
2.242% due 12/01/2033 •	19	19
2.280% due 11/01/2035 •	2	2
2.358% due 01/25/2031 ~(a)	16,404	2,237
2.422% due 11/01/2034 •	308	329
3.000% due 12/25/2046	1,334	1,324
3.250% due 11/01/2042	2,605	2,897
3.790% due 01/01/2029	4,200	4,655
3.990% due 01/01/2029	2,227	2,549
5.000% due 08/25/2033	31	35
5.500% due 04/25/2033 - 09/25/2035	5,420	6,392
5.900% due 07/25/2042	6	7
6.000% due 07/25/2031 - 03/25/2036	933	1,222
6.080% due 09/01/2028	1,800	2,363

Federal Farm Credit Bank
5.125% due 07/09/2029	500	639
5.750% due 12/07/2028	20	26

Freddie Mac
0.000% due 03/15/2031 (d)	11,600	9,812
0.484% due 01/15/2033 •	2	2
0.584% due 09/15/2030 •	1	1
1.292% due 10/25/2044 •	18	18
1.299% due 02/25/2045 •	55	55
1.976% due 06/01/2035 •	9	9
2.057% due 10/01/2035 •	16	17
2.072% due 04/01/2035 •	11	11
5.000% due 03/01/2038 - 12/01/2038	423	474
5.500% due 02/15/2024	23	24
6.000% due 06/15/2035 - 10/01/2037	506	652
6.500% due 10/25/2043	50	58

Ginnie Mae
1.875% due 05/20/2030 •	30	32
3.250% due 02/20/2049	2,392	2,734

Residual Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030 (d)	108,567	94,388

Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 07/15/2029 (a)	12,131	10,986

Small Business Administration
5.290% due 12/01/2027	144	159
5.510% due 11/01/2027	36	40

Uniform Mortgage-Backed Security
5.500% due 04/01/2031 - 04/01/2049	2,789	3,115

Uniform Mortgage-Backed Security, TBA
3.000% due 12/01/2051	6,800	7,095
4.000% due 11/01/2051	27,100	29,067

Total U.S. Government Agencies (Cost $191,893)		223,474

U.S. TREASURY OBLIGATIONS 58.9%

U.S. Treasury Bonds
1.125% due 05/15/2040 (i)(k)	313,630	271,180
1.125% due 08/15/2040 (i)	460,190	396,159
1.375% due 11/15/2040	55,540	49,908
1.750% due 08/15/2041	93,600	89,505
1.875% due 02/15/2041 (i)	603,600	590,632

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.875% due 02/15/2051 (i)	$171,175	$163,285
2.000% due 02/15/2050 (i)	370,610	364,211
2.000% due 08/15/2051 (i)	63,200	62,094
2.250% due 05/15/2041 (i)(k)	30,600	31,829
2.250% due 08/15/2049 (i)(k)	17,276	17,913
2.375% due 11/15/2049 (k)	875	931
2.500% due 02/15/2045 (k)	1,110	1,199
2.750% due 11/15/2042 (k)	1,000	1,125
2.875% due 08/15/2045 (k)	2,345	2,705
2.875% due 05/15/2049 (i)	405	474
3.000% due 08/15/2048 (i)(k)	7,990	9,522
3.125% due 02/15/2043 (i)(k)	1,910	2,276
3.750% due 11/15/2043 (k)	6,137	8,031
4.500% due 08/15/2039 (k)	2,000	2,810
4.750% due 02/15/2037 (k)	3,200	4,518
4.750% due 02/15/2041 (k)	2,480	3,624

U.S. Treasury Notes
1.250% due 06/30/2028 (k)(m)	11,300	11,278

U.S. Treasury STRIPS
0.000% due 05/15/2034 (a)(k)	71,900	57,025
0.000% due 08/15/2034 (a)	32,970	25,975
0.000% due 05/15/2035 (a)(k)	32,500	25,150
0.000% due 11/15/2036 (a)	37,600	28,022
0.000% due 08/15/2037 (a)(k)	8,900	6,496
0.000% due 08/15/2040 (d)(k)	5,930	4,096
0.000% due 05/15/2044 (d)(k)	15,400	9,590
0.000% due 08/15/2044 (d)	18,300	11,299
0.000% due 11/15/2044 (d)	11,350	6,966

Total U.S. Treasury Obligations (Cost $2,348,766)		2,259,828

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.7%

Adjustable Rate Mortgage Trust
2.577% due 10/25/2035 ~	888	827

American Home Mortgage Assets Trust
0.206% due 10/25/2046 •	97	89
1.012% due 11/25/2046 •	1,611	671

American Home Mortgage Investment Trust
2.155% due 02/25/2045 •	2	2

BAMLL Commercial Mortgage Securities Trust
1.134% due 04/15/2036 •	7,000	6,992
1.284% due 03/15/2034 •	2,400	2,404

Banc of America Funding Trust
2.606% due 02/20/2036 ~	196	198
2.778% due 05/25/2035 ~	5	6
3.411% due 01/20/2047 ^~	23	22

Banc of America Mortgage Trust
2.864% due 08/25/2035 ^~	515	524

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	2,500	2,817
5.122% due 08/10/2035 ~	8,700	9,678

Bear Stearns Adjustable Rate Mortgage Trust
2.375% due 05/25/2034 ~	1	0
2.380% due 10/25/2035 •	32	33
2.780% due 11/25/2030 ~	35	35
2.929% due 02/25/2034 ~	5	5
2.981% due 11/25/2034 ~	18	18
3.151% due 05/25/2047 ^~	639	640

Bear Stearns ALT-A Trust
0.406% due 08/25/2036 ^•	3,121	2,984
2.462% due 10/25/2035 ^~	271	260
2.910% due 09/25/2035 ^~	2,695	2,093
2.973% due 11/25/2036 ^~	1,488	999
3.081% due 11/25/2036 ~	138	104

BWAY Mortgage Trust
3.454% due 03/10/2033	7,280	7,774

Chase Mortgage Finance Trust
3.068% due 03/25/2037 ^~	220	224
5.500% due 11/25/2035	1,958	1,840

ChaseFlex Trust
0.366% due 05/25/2037 •	4,471	4,347

Citigroup Mortgage Loan Trust
0.156% due 01/25/2037 •	28	26
0.886% due 08/25/2035 ^•	135	128
2.470% due 10/25/2035 •	20	21
3.258% due 04/25/2066 ~	965	973

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	89

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
2.210% due 09/25/2035 •	$26	$28
2.220% due 09/25/2035 •	49	52

Commercial Mortgage Trust
3.140% due 10/10/2036	4,300	4,535
3.942% due 04/10/2033 ~	7,300	7,763

Countrywide Alternative Loan Trust
0.282% due 12/20/2046 ^•	607	540
0.466% due 09/25/2046 ^•	670	661
0.506% due 05/25/2036 •	3,707	3,438
0.507% due 03/20/2046 •	144	123
0.646% due 02/25/2037 •	62	54
0.724% due 11/20/2035 •	3,547	3,445
0.727% due 12/20/2035 •	628	601
5.500% due 09/25/2035 ^	1,514	1,416
5.500% due 10/25/2035	3,053	2,362
5.500% due 11/25/2035	513	393
5.500% due 03/25/2036 ^	72	46
6.000% due 03/25/2036 ^	3,296	2,207
6.250% due 08/25/2037 ^	123	91

Countrywide Home Loan Mortgage Pass-Through Trust
0.546% due 05/25/2035 •	62	54
0.726% due 03/25/2035 •	144	133
1.985% due 02/20/2036 ^•	41	36
2.109% due 02/20/2036 ^•	112	113
2.613% due 11/20/2034 ~	10	11
2.681% due 08/25/2034 ^~	3	3
2.684% due 02/20/2035 ~	5	6
2.802% due 11/25/2034 ~	50	51
2.887% due 08/25/2034 ^~	4	4
3.081% due 11/25/2037 ~	469	469
5.250% due 05/25/2035	109	88

Countrywide Home Loan Reperforming REMIC Trust
0.506% due 07/25/2036 •	2,430	2,300

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.148% due 07/25/2033 ~	6	6

Credit Suisse Mortgage Capital Certificates
0.254% due 11/27/2036 •	1,807	1,806

Credit Suisse Mortgage Capital Trust
2.961% due 10/27/2059 ~	2,580	2,600
2.986% due 12/26/2059 ~	697	701
3.023% due 08/25/2060 ~	1,348	1,368

Downey Savings & Loan Association Mortgage Loan Trust
0.607% due 08/19/2045 •	64	62

First Horizon Mortgage Pass-Through Trust
2.754% due 08/25/2035 ~	10	8
3.274% due 12/25/2034 ~	1	1

GCAT LLC
2.981% due 09/25/2025 þ	1,748	1,765

GS Mortgage Securities Trust
3.722% due 10/10/2049 ~	5,225	5,164

GSMPS Mortgage Loan Trust
0.436% due 01/25/2036 •	472	398

GSR Mortgage Loan Trust
2.622% due 11/25/2035 ~	5	5
2.859% due 09/25/2035 ~	25	26

HarborView Mortgage Loan Trust
0.277% due 01/19/2038 •	1,687	1,637
0.292% due 12/19/2036 •	3,006	2,853
0.567% due 03/19/2036 ^•	11,200	11,242
2.610% due 07/19/2035 ^~	14	14

IndyMac Mortgage Loan Trust
0.486% due 06/25/2046 •	440	408
2.881% due 12/25/2034 ~	11	11
3.069% due 04/25/2037 ^~	153	142
3.095% due 04/25/2037 ~	108	104

JP Morgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050	3,600	3,773

JP Morgan Mortgage Trust
0.986% due 11/25/2049 •	865	869
0.986% due 12/25/2049 •	432	434
2.285% due 02/25/2035 ~	2	2
2.504% due 07/25/2035 ~	1,133	1,167
3.145% due 01/25/2037 ^~	20	19

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		$1,613	$1,621

Lehman XS Trust
0.446% due 12/25/2036 •		1,236	1,292

MASTR Adjustable Rate Mortgages Trust
0.296% due 04/25/2046 •		356	331
2.731% due 11/21/2034 ~		52	53

MASTR Alternative Loan Trust
5.500% due 01/25/2025		18	17

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.784% due 11/15/2031 •		23	23

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.524% due 12/15/2030 •		30	30

Merrill Lynch Mortgage Investors Trust
0.506% due 02/25/2036 •		148	148
1.941% due 05/25/2033 ~		11	12
2.262% due 02/25/2034 ~		5	5
2.331% due 05/25/2033 ~		4	4
2.593% due 07/25/2034 ~		77	80

Morgan Stanley Mortgage Loan Trust
0.386% due 08/25/2036 •		3,172	1,222

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~		5,620	5,789
4.500% due 05/25/2058 ~		2,689	2,908

Nomura Asset Acceptance Corp. Alternative Loan Trust
6.159% due 05/25/2036 ~		14,014	4,504

Prime Mortgage Trust
0.486% due 02/25/2034 •		1	1

Residential Accredit Loans, Inc. Trust
0.506% due 04/25/2046 •		187	72
6.000% due 06/25/2036 ^		6,150	5,777
6.000% due 08/25/2036 ^		813	800
6.500% due 08/25/2036		1,565	1,585

Residential Asset Securitization Trust
0.486% due 01/25/2046 ^•		198	59
0.536% due 04/25/2035 ^•		50	31

Structured Adjustable Rate Mortgage Loan Trust
0.406% due 10/25/2035 •		40	40
0.526% due 05/25/2037 •		124	122
1.492% due 01/25/2035 ^•		48	45
2.441% due 12/25/2034 ~		75	77
2.825% due 08/25/2035 ~		16	15

Structured Asset Mortgage Investments Trust
0.506% due 04/25/2036 •		415	399
0.526% due 05/25/2036 •		143	141
0.587% due 07/19/2035 •		21	21
0.646% due 02/25/2036 ^•		346	334
0.706% due 12/25/2035 ^•		4	4
0.747% due 10/19/2034 •		15	15

Structured Asset Securities Corp.
2.361% due 12/25/2033 ~		10	11

TBW Mortgage-Backed Trust
6.000% due 07/25/2036		5,152	3,298

Towd Point Mortgage Funding PLC
1.097% due 10/20/2051 •	GBP	14,678	19,943

WaMu Mortgage Pass-Through Certificates Trust
0.456% due 05/25/2034 •		$426	382
0.626% due 12/25/2045 •		37	38
0.666% due 10/25/2045 •		476	478
0.706% due 01/25/2045 •		24	24
0.792% due 02/25/2047 ^•		375	362
0.792% due 03/25/2047 ^•		220	213
0.822% due 01/25/2047 •		1	1
0.852% due 04/25/2047 •		869	841
1.092% due 08/25/2046 •		892	896
1.492% due 08/25/2042 •		1	1
1.763% due 08/25/2046 •		7,163	7,084
1.763% due 09/25/2046 •		15	15
1.763% due 10/25/2046 •		3	3
1.763% due 11/25/2046 •		46	46
1.782% due 05/25/2046 •		32	32
2.427% due 03/25/2034 ~		79	82
2.762% due 12/25/2036 ^~		191	190
3.029% due 02/25/2037 ^~		232	237
3.096% due 07/25/2037 ^~		22	22

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
1.062% due 05/25/2046 ^•		$368	$323

Worldwide Plaza Trust
3.526% due 11/10/2036		3,300	3,578

Total Non-Agency Mortgage-Backed Securities (Cost $174,066)			180,019

ASSET-BACKED SECURITIES 6.0%

ACE Securities Corp. Home Equity Loan Trust
1.061% due 05/25/2034 •		1,071	1,076

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
1.916% due 12/25/2034 •		5,333	5,359

American Money Management Corp. CLO Ltd.
0.991% due 04/17/2029 •		4,100	4,105

Argent Securities Trust
0.386% due 06/25/2036 •		6,609	5,304

Asset-Backed Securities Corp. Home Equity Loan Trust
1.931% due 05/25/2035 •		4,818	4,973

Bear Stearns Asset-Backed Securities Trust
0.426% due 12/25/2036 •		200	194
2.693% due 07/25/2036 ~		39	39
2.990% due 10/25/2036 ~		16	17

Catamaran CLO Ltd.
1.224% due 01/18/2029 •		1,130	1,131

CIT Mortgage Loan Trust
1.586% due 10/25/2037 •		500	511

Citigroup Mortgage Loan Trust
0.146% due 07/25/2045 •		8	7

Citigroup Mortgage Loan Trust, Inc.
0.436% due 03/25/2037 •		720	678

Countrywide Asset-Backed Certificates
0.226% due 06/25/2047 ^•		948	914
0.346% due 12/25/2036 ^•		8,302	8,278
0.406% due 09/25/2047 •		7,094	6,050
0.566% due 03/25/2036 •		1,272	1,269
0.566% due 04/25/2037 •		547	509
0.986% due 02/25/2036 •		550	551

Countrywide Asset-Backed Certificates Trust
1.961% due 07/25/2035 •		100	101

Credit-Based Asset Servicing & Securitization LLC
0.212% due 07/25/2037 •		19	15
0.986% due 07/25/2035 •		421	421
1.406% due 12/25/2035 •		681	686
3.666% due 04/25/2037 þ		330	334

Credit-Based Asset Servicing & Securitization Trust
0.156% due 01/25/2037 ^•		28	11

Dryden Senior Loan Fund
1.026% due 10/15/2027 •		2,434	2,434

ECMC Group Student Loan Trust
0.836% due 02/27/2068 •		1,404	1,401

Encore Credit Receivables Trust
0.746% due 07/25/2035 •		2,149	2,156

First Franklin Mortgage Loan Trust
0.196% due 12/25/2037 •		1,887	1,862
0.386% due 08/25/2036 •		8,287	8,144
0.791% due 11/25/2036 •		9,400	9,313
1.136% due 09/25/2033 •		5,554	5,567
1.886% due 10/25/2033 •		4,188	4,209

First NLC Trust
0.156% due 08/25/2037 •		17	11

Fremont Home Loan Trust
0.226% due 01/25/2037 •		4,991	3,328
1.151% due 06/25/2035 •		5,100	5,118

Gallatin CLO Ltd.
1.184% due 01/21/2028 •		4,200	4,202

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	4,020	2,941

GE-WMC Mortgage Securities Trust
0.166% due 08/25/2036 •		$1	1

GSAMP Trust
0.156% due 12/25/2036 •		6	4

90	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.216% due 12/25/2046 •	$1,506	$1,059
0.226% due 11/25/2036 •	21,593	13,358
0.226% due 12/25/2036 •	1,842	1,196
0.236% due 08/25/2036 •	1,661	1,647
0.286% due 11/25/2036 •	218	136
0.286% due 01/25/2047 •	6,546	4,423
0.356% due 03/25/2047 •	993	953
0.406% due 04/25/2036 •	249	197

Horizon Aircraft Finance Ltd.
4.458% due 12/15/2038	2,087	2,092

JP Morgan Mortgage Acquisition Corp.
0.806% due 12/25/2035 •	400	401

JP Morgan Mortgage Acquisition Trust
0.356% due 07/25/2036 •	1,946	1,769

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ	810	812

Lehman ABS Mortgage Loan Trust
0.176% due 06/25/2037 •	14	12

Long Beach Mortgage Loan Trust
0.241% due 08/25/2036 •	9,825	6,332
0.386% due 06/25/2036 •	17,557	11,226
0.646% due 10/25/2034 •	5	5

MASTR Asset-Backed Securities Trust
0.306% due 11/25/2036 •	3,108	2,309
0.446% due 02/25/2036 •	2,049	1,052
0.911% due 10/25/2034 •	3,646	3,641

MASTR Specialized Loan Trust
0.606% due 02/25/2036 •	3,124	3,065

Merrill Lynch Mortgage Investors Trust
0.686% due 01/25/2037 •	9,212	8,811

MESA Trust
0.886% due 12/25/2031 •	10	10

Morgan Stanley ABS Capital, Inc. Trust
0.286% due 02/25/2037 •	2,424	1,472
0.306% due 10/25/2036 •	2,999	1,809
0.316% due 09/25/2036 •	3,719	2,188
0.416% due 02/25/2037 •	4,984	3,076

Mountain View CLO LLC
1.144% due 01/16/2031 •	1,000	1,000

Mountain View CLO Ltd.
1.246% due 04/15/2029 •	596	596

MP CLO Ltd.
1.024% due 10/18/2028 •	6,751	6,759

Nassau Ltd.
2.284% due 07/20/2029 •	4,500	4,504

New Century Home Equity Loan Trust
0.826% due 08/25/2034 •	11	10
1.166% due 01/25/2034 •	171	171
4.720% due 08/25/2035 þ	15	15

Newcastle Mortgage Securities Trust
0.806% due 03/25/2036 •	6,000	5,878

NovaStar Mortgage Funding Trust
0.256% due 01/25/2037 •	6,903	3,146

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	238	238

Option One Mortgage Loan Trust
0.326% due 04/25/2037 •	3,519	2,232
0.821% due 05/25/2035 •	1,000	993

Palmer Square CLO Ltd.
0.975% due 08/15/2026 •	596	597

Residential Asset Securities Corp. Trust
0.306% due 02/25/2037 •	2,100	2,037

Saxon Asset Securities Trust
0.761% due 11/25/2037 •	5,700	5,693

Securitized Asset-Backed Receivables LLC Trust
0.216% due 05/25/2037 ^•	42	37
0.666% due 12/25/2035 •	1,245	1,238

SLM Student Loan Trust
1.625% due 04/25/2023 •	3,236	3,264

Sound Point CLO Ltd.
1.128% due 01/23/2029 •	780	780

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Loan Trust
0.166% due 06/25/2037 •		$10	$8
0.196% due 01/25/2037 •		4,182	3,638
0.256% due 07/25/2037 •		391	371

Structured Asset Investment Loan Trust
1.811% due 11/25/2034 •		2,253	2,297

Structured Asset Securities Corp. Mortgage Loan Trust
0.406% due 10/25/2036 •		4,797	4,648
1.186% due 10/25/2037 •		5,860	3,630
1.211% due 04/25/2035 •		2,614	2,622

Towd Point Mortgage Trust
1.086% due 05/25/2058 •		1,180	1,190

Venture CLO Ltd.
1.234% due 01/20/2029 •		1,600	1,601

Vibrant Clo Ltd.
1.240% due 07/20/2032 •		1,100	1,100

Wells Fargo Home Equity Asset-Backed Securities Trust
0.316% due 04/25/2037 •		1,136	1,120
0.356% due 07/25/2036 •		887	886

Zais CLO Ltd.
1.276% due 04/15/2028 •		1,287	1,289

Total Asset-Backed Securities (Cost $226117)			229,863

SOVEREIGN ISSUES 3.2%

Airport Authority
1.625% due 02/04/2031		5,000	4,831
2.625% due 02/04/2051		1,200	1,180

Argentina Government International Bond
0.500% due 07/09/2030 þ		1,104	405
1.000% due 07/09/2029		386	149
1.125% due 07/09/2035 þ		7,625	2,505
2.500% due 07/09/2041 þ		540	198

Chile Government International Bond
3.250% due 09/21/2071		6,000	5,432

Colombia Government International Bond
7.375% due 09/18/2037		720	888

Dominican Republic International Bond
4.875% due 09/23/2032		800	818

Indonesia Government International Bond
1.400% due 10/30/2031	EUR	3,300	3,880
4.750% due 07/18/2047		$7,000	8,232

Mexico Government International Bond
3.771% due 05/24/2061		10,469	9,316
5.750% due 10/12/2110		10,400	11,870

Peru Government International Bond
5.400% due 08/12/2034	PEN	600	125
5.940% due 02/12/2029		17,950	4,356
6.150% due 08/12/2032		9,500	2,228
6.350% due 08/12/2028		3,000	749
6.950% due 08/12/2031		15,000	3,763
8.200% due 08/12/2026		27,100	7,379

Perusahaan Penerbit SBSN Indonesia
4.450% due 02/20/2029		$5,500	6,339

Qatar Government International Bond
3.875% due 04/23/2023		3,500	3,686

Romania Government International Bond
2.000% due 04/14/2033	EUR	2,700	2,989
2.750% due 04/14/2041		850	916

Romanian Government International Bond
1.750% due 07/13/2030		7,800	8,846
2.625% due 12/02/2040		1,290	1,395
2.875% due 04/13/2042		1,690	1,832

Saudi Government International Bond
3.750% due 01/21/2055		$8,100	8,475
4.500% due 04/22/2060 (i)		1,300	1,557

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	17,600	1,046

Spain Government International Bond
5.150% due 10/31/2044	EUR	8,800	18,606

Total Sovereign Issues (Cost $126,210)			123,991

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 1.3%

BANKING & FINANCE 0.4%

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(e)	1,100,000	$991

Capital Farm Credit ACA
5.000% due 03/15/2026 •(e)	2,700,000	2,797

Capital One Financial Corp.
3.950% due 09/01/2026 •(e)	4,740,000	4,894

Charles Schwab Corp.
4.000% due 06/01/2026 •(e)	1,300,000	1,359

Citigroup, Inc.
3.875% due 02/18/2026 •(e)	1,000,000	1,024
4.000% due 12/10/2025 •(e)	850,000	883

Goldman Sachs Group, Inc.
4.950% due 02/10/2025 •(e)	900,000	956

JPMorgan Chase & Co.
6.100% due 10/01/2024 •(e)	2,000,000	2,175

		15,079

INDUSTRIALS 0.1%

General Electric Co.
3.446% (US0003M + 3.330%) due 12/15/2021 ~(e)	2,000,000	1,962

UTILITIES 0.8%

AT&T Mobility LLC
7.000% due 10/20/2022 «(e)(g)	1,128,057	29,630

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(e)	3,616,000	3,835

		33,465

Total Preferred Securities (Cost $50,085)		50,506

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (h) 0.2%
		6,260

Total Short-Term Instruments (Cost $6,260)		6,260

Total Investments in Securities (Cost $5,255,975)		5,380,536

INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%

PIMCO Short Asset Portfolio	6,201,312	62,112

PIMCO Short-Term Floating NAV Portfolio III	33,311	329

Total Short-Term Instruments (Cost $62,413)		62,441

Total Investments in Affiliates (Cost $62,413)		62,441

Total Investments 141.8% (Cost $5,318,388)		$5,442,977

Financial Derivative Instruments (j)(l) 0.0% (Cost or Premiums, net $27,392)		378

Other Assets and Liabilities, net (41.8)%		(1,605,111)

Net Assets 100.0%		$3,838,244

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	91

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Security is not accruing income as of the date of this report.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$30,050	$29,630	0.77%
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	3,300	3,354	0.09
Deutsche Bank AG	3.035	05/28/2032	05/28/2021 - 06/11/2021	4,060	4,113	0.11
Deutsche Bank AG	3.729	01/14/2032	01/27/2021 - 02/01/2021	1,104	1,137	0.03
Morgan Stanley	7.500	04/02/2032	05/06/2020	3,157	3,008	0.08
Oracle Corp.	2.875	03/25/2031	03/22/2021	6,421	6,621	0.17
Oracle Corp.	3.650	03/25/2041	03/22/2021	1,887	1,968	0.05
Oracle Corp.	3.950	03/25/2051	03/22/2021	5,091	5,389	0.14
Oracle Corp.	4.100	03/25/2061	03/22/2021	3,297	3,521	0.09

				$58,367	$58,741	1.53%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$6,260	U.S. Treasury Notes 1.625% due 12/15/2022	$(6,385)	$6,260	$6,260

Total Repurchase Agreements						$(6,385)	$6,260	$6,260

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BRC	(0.300)%	08/10/2021	TBD	(2)	$(1,597)	$(1,596)
BSN	0.070	09/09/2021	10/06/2021		(578,377)	(578,401)
CIB	0.070	08/03/2021	10/05/2021		(192,318)	(192,340)
DEU	0.070	09/30/2021	10/01/2021		(17,127)	(17,127)
GRE	0.070	09/08/2021	10/07/2021		(69,396)	(69,399)
IND	0.030	09/29/2021	10/01/2021		(62,568)	(62,568)
	0.060	09/30/2021	10/01/2021		(3,644)	(3,645)
JPS	(0.100)	09/09/2021	11/08/2021		(1,896)	(1,896)
RCY	0.070	09/17/2021	10/04/2021		(32,611)	(32,612)
	0.070	09/23/2021	10/07/2021		(27,916)	(27,916)
STR	0.050	09/30/2021	10/01/2021		(574,770)	(574,771)
	0.060	10/01/2021	10/04/2021		(575,505)	(575,505)

Total Reverse Repurchase Agreements						$(2,137,776)

92	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
UBS	0.070%	08/12/2021	10/05/2021	$(998)	$(998)

Total Sale-Buyback Transactions					$(998)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.6)%
Uniform Mortgage-Backed Security, TBA	2.000%	12/01/2051	$22,200	$(22,127)	$(22,171)

Total Short Sales (0.6)%				$(22,127)	$(22,171)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$0	$(1,596)	$0	$(1,596)	$1,557	$(39)
BSN	0	(578,401)	0	(578,401)	577,363	(1,038)
CIB	0	(192,340)	0	(192,340)	191,378	(962)
DEU	0	(17,127)	0	(17,127)	17,001	(126)
FICC	6,260	0	0	6,260	(6,385)	(125)
GRE	0	(69,399)	0	(69,399)	69,094	(305)
IND	0	(66,213)	0	(66,213)	66,140	(73)
JPS	0	(1,896)	0	(1,896)	2,140	244
RCY	0	(60,528)	0	(60,528)	60,278	(250)
STR	0	(1,150,276)	0	(1,150,276)	587,109	(563,167)

Master Securities Forward Transaction Agreement
UBS	0	0	(998)	(998)	983	(15)

Total Borrowings and Other Financing Transactions	$6,260	$(2,137,776)	$(998)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(1,896)	$0	$(1,896)
U.S. Treasury Obligations	(658,111)	(900,668)	0	0	(1,558,779)
Sovereign Issues	0	0	0	(1,596)	(1,596)

Total	$(658,111)	$(900,668)	$(1,896)	$(1,596)	$(1,562,271)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(998)	0	0	(998)

Total	$0	$(998)	$0	$0	$(998)

Total Borrowings	$(658,111)	$(901,666)	$(1,896)	$(1,596)	$(1,563,269)

Payable for reverse repurchase agreements and sale-buyback financing transactions (4)					$(1,563,269)

(i)	Securities with an aggregate market value of $1,573,054 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(1,622,916) at a weighted average interest rate of 0.047%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(575,505) is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	93

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

(j)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond December Futures	12/2021	152	$26,754	$(334)	$84	$(88)
U.S. Treasury 30-Year Bond December Futures	12/2021	584	92,984	(2,912)	73	0

				$(3,246)	$157	$(88)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2021	1,874	$(412,382)	$220	$0	$(73)
U.S. Treasury 5-Year Note December Futures	12/2021	2,727	(334,718)	2,046	0	(234)
U.S. Treasury 10-Year Note December Futures	12/2021	306	(40,272)	626	0	(43)
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2021	1,527	(221,797)	4,556	0	(263)

				$7,448	$0	$(613)

Total Futures Contracts				$4,202	$157	$(701)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.663%	$	800	$154	$(8)	$146	$0	$0
AES Corp.	5.000	Quarterly	06/20/2026	0.780		500	102	(3)	99	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.550		5,500	89	28	117	0	(3)
Boeing Co.	1.000	Quarterly	12/20/2021	0.362		400	1	0	1	0	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.491		1,200	0	8	8	0	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.617		4,500	16	15	31	0	(1)
Boeing Co.	1.000	Quarterly	06/20/2026	1.008		200	(1)	1	0	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.067		200	(1)	0	(1)	0	0
BP Capital Markets PLC	1.000	Quarterly	06/20/2028	0.710	EUR	5,200	117	3	120	0	(2)
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.084		300	(1)	(1)	(2)	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.132	$	200	27	(10)	17	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.696		11,400	97	67	164	0	(7)
General Electric Co.	1.000	Quarterly	12/20/2026	0.767		2,200	25	2	27	0	(1)
Hess Corp.	1.000	Quarterly	06/20/2026	0.940		1,000	(21)	24	3	0	(1)
Lennar Corp.	5.000	Quarterly	12/20/2025	0.754		200	38	(2)	36	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.534		500	12	0	12	0	0

							$654	$124	$778	$0	$(15)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-35 5-Year Index	1.000%	Quarterly	06/20/2026	$	300	$(9)	$(1)	$(10)	$0	$0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		8,800	(311)	(36)	(347)	0	(3)
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		36,200	3,388	(1)	3,387	0	(34)
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026		5,900	562	(5)	557	0	(7)
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		100	2	0	2	0	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		364,900	8,713	189	8,902	0	(116)
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		633,500	15,365	(125)	15,240	0	(305)

						$27,710	$21	$27,731	$0	$(465)

94	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day USD-SOFR Compounded-OIS	1.750%	Annual	12/15/2051	$	28,100	$(1,194)	$153	$(1,041)	$0	$(19)
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025	CAD	2,300	0	(4)	(4)	0	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		1,700	0	(1)	(1)	0	0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		600	0	0	0	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		24,300	30	(68)	(38)	1	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		1,200	51	(43)	8	0	(1)
Pay	3-Month USD-LIBOR	2.450	Semi-Annual	05/13/2022	$	174,800	526	3,589	4,115	31	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	02/04/2023		250,700	(276)	(10,258)	(10,534)	0	(48)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		38,600	(152)	(585)	(737)	0	(22)
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	02/25/2030		44,900	(94)	(577)	(671)	0	(95)
Receive	3-Month USD-LIBOR	0.958	Semi-Annual	03/31/2030		52,500	(147)	2,292	2,145	0	(106)
Receive	3-Month USD-LIBOR	2.510	Semi-Annual	05/13/2030		9,100	(107)	(764)	(871)	0	(21)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		71,800	3,595	(591)	3,004	0	(162)
Receive	3-Month USD-LIBOR	1.487	Semi-Annual	06/23/2031		13,300	(32)	43	11	0	(33)
Receive	3-Month USD-LIBOR	1.468	Semi-Annual	07/15/2031		44,900	(199)	386	187	0	(114)
Receive	3-Month USD-LIBOR	1.452	Semi-Annual	07/16/2031		20,700	(89)	207	118	0	(53)
Receive	3-Month USD-LIBOR	1.441	Semi-Annual	07/21/2031		55,500	(208)	469	261	0	(148)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		155,160	2,887	11,225	14,112	0	(510)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		139,800	15,195	(4,212)	10,983	0	(304)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		83,400	(6,869)	(4,758)	(11,627)	153	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	03/17/2051		115,120	(12,245)	(10,413)	(22,658)	306	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021	MXN	29,700	0	8	8	0	0

							$672	$(13,902)	$(13,230)	$491	$(1,636)

Total Swap Agreements							$29,036	$(13,757)	$15,279	$491	$(2,116)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability(6)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$157	$499	$656	$0	$(701)	$(2,180)	$(2,881)

(k)

Securities with an aggregate market value of $70,024 and cash of $7,408 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $8 and liability of $(64) for closed swap agreements is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	95

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021		$4,732	PEN	19,460	$0	$(27)
	11/2021		73	RUB	5,488	2	0
	12/2021		287		21,417	3	0
	12/2021	ZAR	667		$47	3	0
	01/2022	PEN	19,460		4,707	26	0

BPS	10/2021	EUR	336		397	8	0
	10/2021	MXN	131,203		6,463	108	0
	10/2021		$392	MXN	7,907	0	(8)
	12/2021	ZAR	1,395		$97	5	0
	01/2022	MXN	7,907		386	8	0

BRC	11/2021		$388	RUB	28,983	7	0

CBK	10/2021	PEN	72,668		$18,943	1,375	0
	11/2021		$1,554	GBP	1,149	0	(5)
	11/2021		608	RUB	45,424	11	0
	12/2021		192	PEN	704	0	(22)
	12/2021		190	RUB	14,118	1	0
	12/2021	ZAR	1,887		$130	6	0
	01/2022	PEN	12,054		3,305	403	0

FBF	11/2021		$68	RUB	5,106	1	0

GLM	11/2021		408		30,463	7	0
	12/2021	IDR	571,942		$40	0	0
	12/2021		$462	RUB	34,369	4	0
	12/2021	ZAR	1,453		$101	5	0

HUS	10/2021	CAD	3,283		2,606	14	0
	10/2021		$5,857	MXN	123,296	116	0
	11/2021		13	RUB	977	0	0
	12/2021	ZAR	1,903		$132	6	0

JPM	10/2021		$473	RUB	34,671	2	0
	11/2021	IDR	498,863		$35	0	0

MYI	10/2021	BRL	38,126		7,009	8	0
	10/2021		$7,148	BRL	38,126	0	(147)
	11/2021	GBP	24,768		$34,306	932	0
	11/2021	IDR	163,297		11	0	0

SCX	10/2021	EUR	35,047		41,397	801	0
	10/2021		$941	RUB	69,905	17	0
	11/2021	EUR	35,383		$41,029	21	0
	12/2021	IDR	347,005		24	0	0
	12/2021	ZAR	2,343		164	10	0

SSB	10/2021	BRL	38,126		7,110	109	0
	11/2021		$7,077	BRL	38,126	0	(108)

UAG	11/2021		305	RUB	22,806	6	0
	12/2021	ZAR	2,999		$207	10	0

Total Forward Foreign Currency Contracts						$4,035	$(317)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	12/28/2021	115,000	$713	$1,186

Total Purchased Options							$713	$1,186

96	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000%	10/20/2021	3,400	$(15)	$(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	4,200	(20)	(5)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	11/17/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	11/17/2021	6,100	(5)	(2)

BPS	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	12,000	(12)	(4)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	26,600	(31)	(30)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	300	(2)	0
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	11/17/2021	400	(2)	(1)

DUB	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	5,600	(6)	(1)

FBF	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	5,100	(5)	(3)

GST	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	4,100	(21)	(5)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	11/17/2021	4,300	(4)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.725	01/19/2022	14,500	(15)	(16)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	01/19/2022	18,600	(20)	(19)

JPM	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	12/15/2021	4,100	(12)	(12)

MYC	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	20,700	(21)	(7)

						$(191)	$(107)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.658%	12/28/2021	23,000	$ (713)	$(1,428)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	$101.531	11/03/2021	1,000	$(3)	$(1)

JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.547	11/03/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	104.320	10/07/2021	1,400	(3)	0

SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.813	10/07/2021	1,000	(2)	0

					$(11)	$(1)

Total Written Options					$(915)	$(1,536)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	12/20/2021	0.485%	$200	$(18)	$18	$0	$0
BRC	Brazil Government International Bond	1.000	Quarterly	12/20/2021	0.485	400	(35)	36	1	0
GST	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.684	6,160	(159)	(49)	0	(208)
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.241	6,800	(195)	209	14	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.099	10,900	(546)	(39)	0	(585)
JPM	Brazil Government International Bond	1.000	Quarterly	12/20/2021	0.485	500	(42)	43	1	0
UAG	Brazil Government International Bond	1.000	Quarterly	12/20/2021	0.485	8,630	(447)	459	12	0

Total Swap Agreements							$(1,442)	$677	$28	$(793)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	97

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$34	$1,186	$0	$1,220	$(27)	$(1,436)	$0	$(1,463)	$(243)	$0	$(243)
BPS	129	0	0	129	(8)	(4)	0	(12)	117	0	117
BRC	7	0	1	8	0	(31)	0	(31)	(23)	0	(23)
CBK	1,796	0	0	1,796	(27)	0	0	(27)	1,769	(1,570)	199
DUB	0	0	0	0	0	(1)	0	(1)	(1)	(10)	(11)
FBF	1	0	0	1	0	(3)	0	(3)	(2)	0	(2)
GLM	16	0	0	16	0	0	0	0	16	0	16
GSC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GST	0	0	14	14	0	(41)	(793)	(834)	(820)	782	(38)
HUS	136	0	0	136	0	0	0	0	136	(230)	(94)
JPM	2	0	1	3	0	(12)	0	(12)	(9)	0	(9)
MYC	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
MYI	940	0	0	940	(147)	0	0	(147)	793	(920)	(127)
SCX	849	0	0	849	0	0	0	0	849	(720)	129
SSB	109	0	0	109	(108)	0	0	(108)	1	0	1
UAG	16	0	12	28	0	0	0	0	28	0	28

Total Over the Counter	$4,035	$1,186	$28	$5,249	$(317)	$(1,536)	$(793)	$(2,646)

(m)

Securities with an aggregate market value of $782 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$157	$157
Swap Agreements	0	0	0	0	499	499

	$0	$0	$0	$0	$656	$656

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,035	$0	$4,035
Purchased Options	0	0	0	0	1,186	1,186
Swap Agreements	0	28	0	0	0	28

	$0	$28	$0	$4,035	$1,186	$5,249

	$0	$28	$0	$4,035	$1,842	$5,905

98	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$701	$701
Swap Agreements	0	480	0	0	1,700	2,180

	$0	$480	$0	$0	$2,401	$2,881

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$317	$0	$317
Written Options	0	107	0	0	1,429	1,536
Swap Agreements	0	793	0	0	0	793

	$0	$900	$0	$317	$1,429	$2,646

	$0	$1,380	$0	$317	$3,830	$5,527

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest RateContracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$24,623	$24,623
Swap Agreements	0	6,182	0	0	(8,126)	(1,944)

	$0	$6,182	$0	$0	$16,497	$22,679

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,664	$0	$1,664
Written Options	0	324	0	0	938	1,262
Swap Agreements	0	167	0	0	(13)	154

	$0	$491	$0	$1,664	$925	$3,080

	$0	$6,673	$0	$1,664	$17,422	$25,759

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(43,002)	$(43,002)
Swap Agreements	0	(3,093)	0	0	5,952	2,859

	$0	$(3,093)	$0	$0	$(37,050)	$(40,143)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,122	$0	$3,122
Purchased Options	0	0	0	0	473	473
Written Options	0	(90)	0	0	(652)	(742)
Swap Agreements	0	(84)	0	0	0	(84)

	$0	$(174)	$0	$3,122	$(179)	$2,769

	$0	$(3,267)	$0	$3,122	$(37,229)	$(37,374)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	99

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)	September 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$45,069	$0	$45,069
Corporate Bonds & Notes
Banking & Finance	4,690	786,052	0	790,742
Industrials	0	983,675	0	983,675
Utilities	0	398,307	0	398,307
Municipal Bonds & Notes
California	0	13,909	0	13,909
Colorado	0	1,584	0	1,584
Georgia	0	11,717	0	11,717
Illinois	0	10,656	0	10,656
Kansas	0	3,439	0	3,439
Mississippi	0	4,608	0	4,608
New Jersey	0	1,580	0	1,580
New Mexico	0	1,221	0	1,221
New York	0	12,538	0	12,538
Ohio	0	8,364	0	8,364
Pennsylvania	0	4,561	0	4,561
Texas	0	14,625	0	14,625
U.S. Government Agencies	0	223,474	0	223,474
U.S. Treasury Obligations	0	2,259,828	0	2,259,828
Non-Agency Mortgage-Backed Securities	0	180,019	0	180,019
Asset-Backed Securities	0	226,922	2,941	229,863
Sovereign Issues	0	123,991	0	123,991
Preferred Securities
Banking & Finance	0	15,079	0	15,079
Industrials	0	1,962	0	1,962
Utilities	0	3,835	29,630	33,465
Short-Term Instruments
Repurchase Agreements	0	6,260	0	6,260

	$4,690	$5,343,275	$32,571	$5,380,536

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$62,441	$0	$0	$62,441

Total Investments	$67,131	$5,343,275	$32,571	$5,442,977

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(22,171)	$0	$(22,171)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	84	564	0	648
Over the counter	0	5,249	0	5,249

	$84	$5,813	$0	$5,897

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(88)	(2,729)	0	(2,817)
Over the counter	(12)	(2,634)	0	(2,646)

	$(100)	$(5,363)	$0	$(5,463)

Total Financial Derivative Instruments	$(16)	$450	$0	$434

Totals	$67,115	$5,321,554	$32,571	$5,421,240

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

100	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Long-Term U.S. Government Fund	September 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 120.2%

CORPORATE BONDS & NOTES 1.0%

INDUSTRIALS 1.0%

Entergy Louisiana LLC
2.350% due 06/15/2032	$1,600	$1,605

United Airlines Pass-Through Trust
2.875% due 04/07/2030	1,467	1,489
3.100% due 04/07/2030	1,467	1,468

Vessel Management Services, Inc.
3.432% due 08/15/2036	4,120	4,501

Total Corporate Bonds & Notes (Cost $8,646)		9,063

U.S. GOVERNMENT AGENCIES 12.6%

Fannie Mae
0.000% due 05/15/2030 (b)	13,282	11,496
0.136% due 07/25/2037 •	67	66
0.536% due 10/25/2030 •	1	1
0.986% due 04/25/2032 •	9	9
1.298% due 06/01/2043 •	98	100
1.299% due 03/01/2044 •	86	88
1.805% due 07/01/2035 •	8	8
2.000% due 10/01/2024 •	7	7
2.244% due 11/01/2034 •	21	21
2.250% due 11/01/2023 •	1	1
2.340% due 02/01/2028 •	1	1
2.440% due 05/01/2025 •	2	2
2.456% due 04/01/2028 •	8	8
2.631% due 12/01/2027 •	16	16
3.500% due 06/25/2044	3,074	3,483
4.000% due 09/25/2044 - 10/25/2044	10,071	10,927
4.250% due 04/25/2037	572	602
4.500% due 10/25/2023 - 06/25/2025	560	586
5.625% due 04/17/2028	200	255
6.000% due 05/17/2027	89	96
6.500% due 11/25/2023 - 07/25/2031	401	457
6.750% due 06/25/2032	664	787
6.900% due 05/25/2023	6	6
7.000% due 12/25/2022 - 05/18/2027	462	495
9.000% due 06/01/2027	8	8

Federal Farm Credit Bank
5.125% due 07/09/2029	675	863
5.750% due 12/07/2028	500	654

Federal Housing Administration
7.430% due 10/01/2022 - 01/01/2024	5	5

Freddie Mac
0.484% due 01/15/2033 •	23	23
0.584% due 04/15/2029 - 12/15/2032 •	20	20
0.634% due 06/15/2031 •	9	9
1.292% due 10/25/2044 •	1,173	1,204
1.492% due 07/25/2044 •	299	308
2.256% due 10/01/2026 •	8	8
2.262% due 01/01/2028 •	12	12
2.271% due 01/01/2028 •	7	7
2.325% due 09/01/2027 •	8	8
2.390% due 10/25/2023 •	5	5
3.500% due 05/15/2042 - 01/15/2048	14,863	16,388
4.000% due 07/15/2042	4,923	5,523
4.000% due 12/15/2042 •	2,063	2,102
4.321% due 10/25/2052 ~	6,651	7,597
4.500% due 02/15/2035 - 07/15/2035	927	1,010
5.500% due 06/15/2035	7,114	9,017
6.000% due 05/15/2028 - 09/15/2029	19	22
6.250% due 09/15/2023	106	110
6.500% due 08/01/2022 - 10/25/2043	113	123
7.000% due 07/15/2022 - 01/15/2024	15	16

Ginnie Mae
1.875% (H15T1Y + 1.500%) due 04/20/2022 - 06/20/2026 ~	17	17
1.875% due 04/20/2027 - 05/20/2032 •	65	67
2.000% (H15T1Y + 1.500%) due 03/20/2023 - 03/20/2026 ~	5	5
2.000% due 01/20/2027 - 01/20/2028 •	30	31

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% (H15T1Y + 1.500%) due 11/20/2021 - 10/20/2026 ~	$4	$4
2.125% due 10/20/2026 - 11/20/2027 •	25	26
2.250% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	23	24
2.500% (H15T1Y + 1.500%) due 03/20/2025 ~	1	1
4.000% due 08/20/2044 - 09/20/2044	10,228	11,183
6.000% due 08/20/2033	937	1,037
6.500% due 08/20/2034 - 09/20/2034	6	7

Resolution Funding Corp. STRIPS
0.000% due 10/15/2028 - 04/15/2029 (a)	12,439	11,184

Small Business Administration
5.240% due 08/01/2023	105	110

Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (b)	7,400	6,403

Uniform Mortgage-Backed Security
2.500% due 11/01/2046	151	157
4.000% due 06/01/2049	88	94
6.500% due 02/01/2022 - 08/01/2037	37	42
7.000% due 02/01/2038 - 03/01/2038	12	13

Uniform Mortgage-Backed Security, TBA
1.500% due 11/01/2051	1,900	1,843
2.000% due 10/01/2051	12,200	12,234

Total U.S. Government Agencies (Cost $104,811)		119,042

U.S. TREASURY OBLIGATIONS 102.2%

U.S. Treasury Bonds
1.125% due 05/15/2040	65,600	56,721
1.125% due 08/15/2040 (d)	335,400	288,732
1.250% due 05/15/2050	165,770	135,666
1.375% due 11/15/2040	9,060	8,141
1.750% due 08/15/2041	163,500	156,347
1.875% due 02/15/2041	28,700	28,083
1.875% due 02/15/2051 (d)	57,750	55,088
2.000% due 02/15/2050	61,270	60,212
2.000% due 08/15/2051 (d)	76,800	75,456
2.250% due 05/15/2041	10,100	10,506
2.375% due 05/15/2051 (d)	5,200	5,551
2.500% due 05/15/2046	2,028	2,195
3.000% due 11/15/2045	680	802

U.S. Treasury Notes
0.125% due 05/31/2022 (f)	46,200	46,214
0.125% due 01/15/2024	18,600	18,504
0.250% due 09/30/2025 (f)	3,400	3,328
1.125% due 02/29/2028	950	944
2.125% due 05/31/2026	1,400	1,477

U.S. Treasury STRIPS (b)
0.000% due 05/15/2044 (b)	2,800	1,743
0.000% due 08/15/2044 (b)	4,800	2,964
0.000% due 11/15/2044 (b)	4,700	2,885
0.000% due 05/15/2045 (b)	1,500	911
0.000% due 08/15/2046 (b)	1,500	885

Total U.S. Treasury Obligations (Cost $1,042,046)		963,355

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.3%

BAMLL Commercial Mortgage Securities Trust
1.134% due 04/15/2036 •	2,200	2,197

BANK
4.046% due 03/15/2061 ~	800	905

Bear Stearns Adjustable Rate Mortgage Trust
2.259% due 01/25/2034 ~	29	30
2.591% due 04/25/2033 ~	12	13
2.832% due 02/25/2033 ~	3	3
2.929% due 02/25/2034 ~	52	53

Bear Stearns ALT-A Trust
2.910% due 09/25/2035 ^~	231	179

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BWAY Mortgage Trust
3.454% due 03/10/2033	$3,400	$3,631

Commercial Mortgage Trust
3.140% due 10/10/2036	2,800	2,953
3.942% due 04/10/2033 ~	2,600	2,765

Countrywide Alternative Loan Trust
0.266% due 05/25/2047 •	308	297
0.506% due 05/25/2035 •	264	260

Countrywide Home Loan Mortgage Pass-Through Trust
0.666% due 04/25/2035 •	35	34
0.726% due 03/25/2035 •	360	323

Credit Suisse First Boston Mortgage Securities Corp.
5.750% due 04/22/2033	22	23
6.500% due 04/25/2033	1	1

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.148% due 07/25/2033 ~	34	36

Credit Suisse Mortgage Capital Certificates
0.254% due 11/27/2036 •	681	681

Extended Stay America Trust
1.164% due 07/15/2038 •	1,691	1,699

HarborView Mortgage Loan Trust
0.527% due 05/19/2035 •	189	183
0.567% due 03/19/2036 ^•	234	235
2.610% due 07/19/2035 ^~	24	23

Hilton USA Trust
3.719% due 11/05/2038	2,130	2,318

Impac CMB Trust
0.586% due 10/25/2035 •	1,113	1,111

JP Morgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	4,400	4,399

JP Morgan Mortgage Trust
2.504% due 07/25/2035 ~	67	69

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~	1,369	1,410

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.318% due 10/25/2035 ~	817	761

Residential Accredit Loans, Inc. Trust
0.386% due 08/25/2035 •	188	162
6.000% due 06/25/2036 ^	466	437

Sequoia Mortgage Trust
0.787% due 10/19/2026 •	6	6
0.787% due 07/20/2033 •	156	157
0.847% due 10/20/2027 •	2	2

Structured Adjustable Rate Mortgage Loan Trust
0.526% due 05/25/2037 •	556	547

Structured Asset Mortgage Investments Trust
0.526% due 05/25/2036 •	80	78
0.747% due 09/19/2032 •	3	3
0.927% due 10/19/2033 •	58	57

WaMu Mortgage Pass-Through Certificates Trust
0.606% due 11/25/2045 •	15	15
0.706% due 01/25/2045 •	190	190
0.909% due 12/25/2046 •	267	260
1.092% due 02/25/2046 •	433	440
1.492% due 06/25/2042 •	7	7
1.492% due 08/25/2042 •	6	6
1.763% due 08/25/2046 •	215	213

Worldwide Plaza Trust
3.526% due 11/10/2036	1,600	1,735

Total Non-Agency Mortgage-Backed Securities (Cost $30,612)		30,907

ASSET-BACKED SECURITIES 0.5%

Bear Stearns Asset-Backed Securities Trust
0.746% due 10/25/2032 •	21	22
1.086% due 11/25/2042 •	177	176

Credit-Based Asset Servicing & Securitization Trust
0.146% due 11/25/2036 •	11	7

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	101

Schedule of Investments	PIMCO Long-Term U.S. Government Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ECMC Group Student Loan Trust
0.836% due 02/27/2068 •	$672	$670

LA Arena Funding LLC
7.656% due 12/15/2026	6	6

Massachusetts Educational Financing Authority
1.075% due 04/25/2038 •	108	109

MASTR Asset-Backed Securities Trust
0.911% due 10/25/2034 •	1,025	1,023

New Century Home Equity Loan Trust
0.821% due 06/25/2035 •	455	456

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	867	869

RAAC Trust
0.776% due 11/25/2036 •	568	569

SLM Student Loan Trust
0.725% due 10/25/2029 •	710	711

Soundview Home Loan Trust
0.146% due 11/25/2036 •	146	60

Washington Mutual Asset-Backed Certificates Trust
0.146% due 10/25/2036 •	85	45

Total Asset-Backed Securities (Cost $4,845)		4,723

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (c) 0.6%
		5,540

Total Short-Term Instruments (Cost $5,540)		5,540

Total Investments in Securities (Cost $1,196,500)		1,132,630

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	16,286	$161

Total Short-Term Instruments (Cost $161)		161

Total Investments in Affiliates (Cost $161)		161

Total Investments 120.2% (Cost $1,196,661)		$1,132,791

Financial Derivative Instruments (e)(g) (0.0)% (Cost or Premiums, net $1,796)		(208)

Other Assets and Liabilities, net (20.2)%		(190,186)

Net Assets 100.0%		$942,397

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	09/30/2021	10/01/2021	$840	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	$(857)	$840	$840
IND	0.040	09/30/2021	10/01/2021	4,700	U.S. Treasury Bonds 2.750% due 08/15/2047	(4,791)	4,700	4,700

Total Repurchase Agreements						$(5,648)	$5,540	$5,540

102	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	0.060%	09/16/2021	10/06/2021	$(3,829)	$(3,829)
BSN	0.070	09/09/2021	10/06/2021	(73,865)	(73,869)
CIB	0.070	08/03/2021	10/05/2021	(2,260)	(2,260)
GRE	0.070	09/08/2021	10/07/2021	(56,306)	(56,309)
	0.070	09/14/2021	10/01/2021	(7,832)	(7,832)
IND	0.030	09/29/2021	10/01/2021	(31,086)	(31,086)
RCY	0.070	09/17/2021	10/04/2021	(3,659)	(3,659)

Total Reverse Repurchase Agreements					$(178,844)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.7)%
Ginnie Mae, TBA	3.500%	10/01/2051	$1,100	$(1,152)	$(1,157)
Uniform Mortgage-Backed Security, TBA	1.500	10/01/2036	1,000	(1,011)	(1,010)
Uniform Mortgage-Backed Security, TBA	2.000	10/01/2051	21,200	(21,485)	(21,259)
Uniform Mortgage-Backed Security, TBA	2.000	12/01/2051	21,200	(21,131)	(21,172)

Total Short Sales (4.7)%				$(44,779)	$(44,598)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(3,829)	$0	$(3,829)	$3,630	$(199)
BSN	0	(73,869)	0	(73,869)	73,801	(68)
CIB	0	(2,260)	0	(2,260)	2,152	(108)
FICC	840	0	0	840	(857)	(17)
GRE	0	(64,141)	0	(64,141)	63,884	(257)
IND	4,700	(31,086)	0	(26,386)	26,059	(327)
RCY	0	(3,659)	0	(3,659)	3,530	(129)

Total Borrowings and Other Financing Transactions	$5,540	$(178,844)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(38,918)	$(139,926)	$0	$0	$(178,844)

Total Borrowings	$(38,918)	$(139,926)	$0	$0	$(178,844)

Payable for reverse repurchase agreements					$(178,844)

(d)	Securities with an aggregate market value of $177,847 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(207,456) at a weighted average interest rate of 0.040%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	103

Schedule of Investments	PIMCO Long-Term U.S. Government Fund	(Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2021	464	$	56,952	$(324)	$40	$0
U.S. Treasury 10-Year Note December Futures	12/2021	29		3,817	(58)	4	0

					$(382)	$44	$0

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2021	834	$	(183,526)	$97	$0	$(33)
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2021	12		(1,743)	39	0	(2)
U.S. Treasury 30-Year Bond December Futures	12/2021	210		(33,436)	895	0	(26)

					$1,031	$0	$(61)

Total Futures Contracts					$649	$44	$(61)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.000%	Semi-Annual	12/16/2025	$	77,700	$1,771	$(1,332)	$439	$59	$0
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		91,900	315	2,047	2,362	0	(81)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		64,000	(268)	(2,409)	(2,677)	145	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		62,400	637	3,607	4,244	0	(146)
Receive	3-Month USD-LIBOR	1.487	Semi-Annual	06/23/2031		4,700	(11)	15	4	0	(12)
Receive	3-Month USD-LIBOR	1.468	Semi-Annual	07/15/2031		10,500	(46)	90	44	0	(27)
Receive	3-Month USD-LIBOR	1.452	Semi-Annual	07/16/2031		5,600	(24)	56	32	0	(14)
Receive	3-Month USD-LIBOR	1.441	Semi-Annual	07/21/2031		6,800	(25)	57	32	0	(18)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		7,830	154	558	712	0	(26)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		2,800	(233)	(157)	(390)	5	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	03/17/2051		5,800	(629)	(513)	(1,142)	15	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		7,300	171	1,008	1,179	0	(20)

Total Swap Agreements							$1,812	$3,027	$4,839	$224	$(344)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$44	$224	$268	$0		$(61)	$(344)	$(405)

(f)

Securities with an aggregate market value of $7,229 and cash of $1,470 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	12/28/2021	29,000	$180	$299

Total Purchased Options							$180	$299

104	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.658%	12/28/2021	5,800	$ (180)	$(360)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	$101.578	11/03/2021	1,000	$(4)	$(1)

JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.734	10/07/2021	1,000	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.219	11/03/2021	1,000	(4)	(4)

SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.727	10/07/2021	1,000	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.414	11/03/2021	1,300	(3)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.438	11/03/2021	1,000	(3)	(1)

					$(16)	$(10)

Total Written Options					$(196)	$(370)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$299	$0	$299	$0	$(361)	$0	$(361)	$(62)	$0	$(62)
JPM	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
SAL	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)

Total Over the Counter	$0	$299	$0	$299	$0	$(370)	$0	$(370)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$44	$44
Swap Agreements	0	0	0	0	224	224

	$0	$0	$0	$0	$268	$268

Over the counter
Purchased Options	$0	$0	$0	$0	$299	$299

	$0	$0	$0	$0	$567	$567

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$61	$61
Swap Agreements	0	0	0	0	344	344

	$0	$0	$0	$0	$405	$405

Over the counter
Written Options	$0	$0	$0	$0	$370	$370

	$0	$0	$0	$0	$775	$775

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	105

Schedule of Investments	PIMCO Long-Term U.S. Government Fund	(Cont.)	September 30, 2021	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9,898	$9,898
Swap Agreements	0	0	0	0	322	322

	$0	$0	$0	$0	$10,220	$10,220

Over the counter
Written Options	$0	$0	$0	$0	$211	$211

	$0	$0	$0	$0	$10,431	$10,431

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(15,649)	$(15,649)
Swap Agreements	0	0	0	0	(675)	(675)

	$0	$0	$0	$0	$(16,324)	$(16,324)

Over the counter
Purchased Options	$0	$0	$0	$0	$119	$119
Written Options	0	0	0	0	(168)	(168)

	$0	$0	$0	$0	$(49)	$(49)

	$0	$0	$0	$0	$(16,373)	$(16,373)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$9,063	$0	$9,063
U.S. Government Agencies	0	119,042	0	119,042
U.S. Treasury Obligations	0	963,355	0	963,355
Non-Agency Mortgage-Backed Securities	0	30,907	0	30,907
Asset-Backed Securities	0	4,723	0	4,723
Short-Term Instruments
Repurchase Agreements	0	5,540	0	5,540

	$0	$1,132,630	$0	$1,132,630

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$161	$0	$0	$161

Total Investments	$161	$1,132,630	$0	$1,132,791

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(44,598)	$0	$(44,598)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	268	0	268
Over the counter	0	299	0	299

	$0	$567	$0	$567

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(405)	0	(405)
Over the counter	0	(370)	0	(370)

	$0	$(775)	$0	$(775)

Total Financial Derivative Instruments	$0	$(208)	$0	$(208)

Totals	$161	$1,087,824	$0	$1,087,985

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

106	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Moderate Duration Fund	September 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.1%

CORPORATE BONDS & NOTES 33.7%

BANKING & FINANCE 16.8%

American International Group, Inc.
3.750% due 07/10/2025		$1,400	$1,525

American Tower Corp.
3.375% due 05/15/2024		4,400	4,689

AvalonBay Communities, Inc.
2.950% due 05/11/2026		100	107
3.200% due 01/15/2028		2,200	2,378

Aviation Capital Group LLC
4.125% due 08/01/2025		3,300	3,554

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		956	941

Bank of America Corp.
0.906% (US0003M + 0.790%) due 03/05/2024 ~		4,700	4,742
0.981% due 09/25/2025 •		3,400	3,406
1.197% due 10/24/2026 •		4,400	4,369
1.486% due 05/19/2024 •		4,300	4,365
1.658% due 03/11/2027 •		3,600	3,622

Barclays Bank PLC
7.625% due 11/21/2022 (f)		805	863

Barclays PLC
1.500% due 09/03/2023	EUR	3,100	3,712
1.555% (US0003M + 1.430%) due 02/15/2023 ~		$4,300	4,320
3.125% due 01/17/2024	GBP	700	984
4.610% due 02/15/2023 •		$4,300	4,366

BGC Partners, Inc.
5.375% due 07/24/2023		2,000	2,149

BNP Paribas S.A.
3.500% due 03/01/2023		3,500	3,649

Boston Properties LP
3.250% due 01/30/2031		2,600	2,764

Citigroup, Inc.
0.776% due 10/30/2024 •		4,400	4,418

Credit Agricole S.A.
1.907% due 06/16/2026 •		3,200	3,262

Credit Suisse Group AG
3.869% due 01/12/2029 •		3,500	3,823

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		3,900	4,028

Danske Bank A/S
5.000% due 01/12/2022		3,600	3,643

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	3,000	3,608
3.950% due 02/27/2023		$800	836
3.961% due 11/26/2025 •		8,300	8,980
4.250% due 10/14/2021		4,000	4,004

Digital Realty Trust LP
4.450% due 07/15/2028		3,200	3,672

Equinix, Inc.
1.550% due 03/15/2028		3,700	3,620
2.625% due 11/18/2024		3,800	3,981

First American Financial Corp.
4.000% due 05/15/2030		3,300	3,655

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	3,300	3,822
1.360% (US0003M + 1.235%) due 02/15/2023 ~		$3,600	3,587
4.140% due 02/15/2023		3,600	3,695

Franklin Resources, Inc.
1.600% due 10/30/2030		4,500	4,286

GA Global Funding Trust
1.950% due 09/15/2028		3,800	3,748

GE Capital Funding LLC
4.050% due 05/15/2027		4,300	4,830

General Motors Financial Co., Inc.
0.007% due 03/26/2022 •	EUR	4,000	4,640
4.200% due 11/06/2021		$3,600	3,613
4.250% due 05/15/2023		3,500	3,699

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GLP Capital LP
5.250% due 06/01/2025		$2,600	$2,902

Goldman Sachs Group, Inc.
0.881% (US0003M + 0.750%) due 02/23/2023 ~		2,000	2,016
1.295% (US0003M + 1.170%) due 05/15/2026 ~		1,700	1,744
3.500% due 01/23/2025		1,600	1,714

Hana Bank
3.375% due 01/30/2022		3,600	3,634

ING Groep NV
1.130% (US0003M + 1.000%) due 10/02/2023 ~		3,300	3,351

Intercontinental Exchange, Inc.
2.100% due 06/15/2030		3,100	3,072

JPMorgan Chase & Co.
0.697% due 03/16/2024 •		4,300	4,313
0.815% (SOFRRATE + 0.765%) due 09/22/2027 ~		4,000	4,033
1.028% (US0003M + 0.890%) due 07/23/2024 ~		800	811

Lloyds Banking Group PLC
1.412% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	4,400	3,255
4.000% due 03/07/2025		50	39
7.625% due 06/27/2023 •(e)(f)	GBP	400	582

Mizuho Financial Group, Inc.
1.109% (US0003M + 0.990%) due 07/10/2024 ~		$2,800	2,838

Morgan Stanley
3.875% due 01/27/2026		425	471

Nationwide Building Society
3.766% due 03/08/2024 •		3,400	3,546

Natwest Group PLC
2.500% due 03/22/2023	EUR	3,600	4,336

Nissan Motor Acceptance Co. LLC
0.755% (US0003M + 0.640%) due 03/08/2024 ~		$4,300	4,312
1.850% due 09/16/2026		3,800	3,763

Nomura Holdings, Inc.
1.851% due 07/16/2025		4,100	4,163

NongHyup Bank
0.875% due 07/28/2024		4,000	4,010

NTT Finance Corp.
0.583% due 03/01/2024		4,300	4,295

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		336	367

Physicians Realty LP
4.300% due 03/15/2027		500	566

Raymond James Financial, Inc.
4.650% due 04/01/2030		1,900	2,259

Regency Centers LP
3.700% due 06/15/2030		3,700	4,089

Santander Holdings USA, Inc.
3.244% due 10/05/2026		4,200	4,490

SL Green Operating Partnership LP
3.250% due 10/15/2022		2,148	2,202

Societe Generale S.A.
1.792% due 06/09/2027 •		3,700	3,682

Standard Chartered PLC
1.319% due 10/14/2023 •		3,600	3,623

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		3,500	3,530

Sun Communities Operating LP
2.300% due 11/01/2028 (b)		3,900	3,910

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	1,367	2,414

UBS AG
5.125% due 05/15/2024 (f)		$5,800	6,351
7.625% due 08/17/2022 (f)		250	265

UniCredit SpA
7.830% due 12/04/2023		7,800	8,929

Wells Fargo & Co.
2.406% due 10/30/2025 •		3,500	3,645

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/19/2025	$1,500	$1,593
3.550% due 09/29/2025	3,600	3,924

		262,994

INDUSTRIALS 12.9%

7-Eleven, Inc.
0.578% (US0003M + 0.450%) due 08/10/2022 ~	2,050	2,051

AbbVie, Inc.
2.600% due 11/21/2024	3,600	3,786

Anheuser-Busch InBev Worldwide, Inc.
3.500% due 06/01/2030	3,900	4,274

Bayer U.S. Finance LLC
3.875% due 12/15/2023	5,400	5,747
4.250% due 12/15/2025	4,100	4,534

Berry Global, Inc.
1.570% due 01/15/2026	3,600	3,604

BMW Finance NV
2.250% due 08/12/2022	3,800	3,867

Boeing Co.
1.433% due 02/04/2024	3,500	3,505
1.950% due 02/01/2024	3,500	3,583
2.196% due 02/04/2026	3,600	3,627

Broadcom, Inc.
3.137% due 11/15/2035	4,331	4,325
3.187% due 11/15/2036	175	175
3.419% due 04/15/2033	3,759	3,894
4.110% due 09/15/2028	3,128	3,483
4.150% due 11/15/2030	3,225	3,575

Canadian Pacific Railway Co.
4.500% due 01/15/2022	2,950	2,985

CenterPoint Energy Resources Corp.
0.620% (US0003M + 0.500%) due 03/02/2023 ~	3,600	3,601

CGI, Inc.
1.450% due 09/14/2026	3,800	3,762

Charter Communications Operating LLC
4.464% due 07/23/2022	3,900	4,000

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	1,001	1,056

D.R. Horton, Inc.
4.750% due 02/15/2023	600	628

Daimler Finance North America LLC
0.750% due 03/01/2024	3,600	3,608
3.700% due 05/04/2023	2,650	2,780

Dell International LLC
5.450% due 06/15/2023	6,100	6,544

Discovery Communications LLC
3.625% due 05/15/2030	4,100	4,450

Enbridge, Inc.
0.450% (SOFRRATE + 0.400%) due 02/17/2023 ~	3,600	3,611

Expedia Group, Inc.
6.250% due 05/01/2025	1,362	1,571

Fidelity National Information Services, Inc.
1.150% due 03/01/2026	3,600	3,570

General Mills, Inc.
6.410% due 10/15/2022	3,800	4,030

Global Payments, Inc.
2.900% due 05/15/2030	3,500	3,614

Hyatt Hotels Corp.
1.100% (SOFRRATE + 1.050%) due 10/01/2023 ~(b)	3,100	3,104
1.300% due 10/01/2023 (b)	3,100	3,105
3.120% (US0003M + 3.000%) due 09/01/2022 ~	1,500	1,502

Hyundai Capital America
0.800% due 01/08/2024	4,000	3,984
1.150% due 11/10/2022	3,600	3,621

Imperial Brands Finance PLC
3.125% due 07/26/2024	3,600	3,789

KLA Corp.
4.650% due 11/01/2024	3,200	3,531

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	107

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lennar Corp.
4.750% due 05/30/2025	$3,200	$3,569

Marriott International, Inc.
2.125% due 10/03/2022	3,800	3,846

NetApp, Inc.
1.875% due 06/22/2025	2,500	2,562

NXP BV
3.875% due 09/01/2022	3,500	3,605
4.625% due 06/01/2023	4,100	4,361

Origin Energy Finance Ltd.
5.450% due 10/14/2021	1,166	1,168

PayPal Holdings, Inc.
2.650% due 10/01/2026	3,800	4,063

Penske Truck Leasing Co. LP
4.125% due 08/01/2023	2,000	2,120

Quanta Services, Inc.
0.950% due 10/01/2024	3,800	3,802

Reliance Steel & Aluminum Co.
1.300% due 08/15/2025	2,600	2,593

Ryder System, Inc.
2.875% due 06/01/2022	3,700	3,754

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	700	782
4.500% due 05/15/2030	3,700	4,267

Southern Co.
1.750% due 03/15/2028	3,700	3,662

Suntory Holdings Ltd.
2.250% due 10/16/2024	4,300	4,456

Sysco Corp.
5.650% due 04/01/2025	2,400	2,761

T-Mobile USA, Inc.
1.500% due 02/15/2026	2,600	2,610

Teva Pharmaceutical Finance Netherlands BV
6.000% due 04/15/2024	3,400	3,583

Toyota Motor Corp.
0.681% due 03/25/2024	3,200	3,205

United Airlines, Inc.
4.375% due 04/15/2026	3,400	3,493

Utah Acquisition Sub, Inc.
3.950% due 06/15/2026	4,300	4,739

VMware, Inc.
4.500% due 05/15/2025	1,700	1,894

Volkswagen Group of America Finance LLC
3.125% due 05/12/2023	2,200	2,286

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025	2,100	2,230

		201,887

UTILITIES 4.0%

AEP Texas, Inc.
3.950% due 06/01/2028	1,800	2,007

Ameren Corp.
2.500% due 09/15/2024	2,100	2,196

AT&T, Inc.
4.350% due 03/01/2029	3,700	4,245

Atmos Energy Corp.
0.625% due 03/09/2023	2,600	2,600

Clearway Energy Operating LLC
3.750% due 02/15/2031	3,600	3,613

Dominion Energy, Inc.
2.250% due 08/15/2031	4,000	3,991

Enel Finance International NV
1.375% due 07/12/2026	4,000	3,979

Entergy Corp.
1.900% due 06/15/2028	3,600	3,565

Jersey Central Power & Light Co.
4.700% due 04/01/2024	2,900	3,128

NextEra Energy Capital Holdings, Inc.
0.401% (US0003M + 0.270%) due 02/22/2023 ~	4,300	4,300

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Niagara Mohawk Power Corp.
2.721% due 11/28/2022	$1,400	$1,434

Pacific Gas & Electric Co.
1.367% due 03/10/2023	4,300	4,286
1.750% due 06/16/2022	2,900	2,896
3.150% due 01/01/2026	1,400	1,447
3.400% due 08/15/2024 ^	1,300	1,349
3.500% due 06/15/2025 ^	3,000	3,130

Rio Oil Finance Trust
9.250% due 07/06/2024	410	451

Shell International Finance BV
2.750% due 04/06/2030	3,700	3,931

Tampa Electric Co.
2.600% due 09/15/2022	1,800	1,828

Verizon Communications, Inc.
2.355% due 03/15/2032	8,546	8,457

		62,833

Total Corporate Bonds & Notes (Cost $511,853)		527,714

MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.3%

Los Angeles Community College District, California General Obligation Notes, Series 2020
1.606% due 08/01/2028	3,700	3,725

University of California Revenue Notes, Series 2020
0.883% due 05/15/2025	1,000	1,009

Total Municipal Bonds & Notes (Cost $4,700)		4,734

U.S. GOVERNMENT AGENCIES 4.0%

Fannie Mae
0.136% due 07/25/2037 •	115	113
1.299% due 10/01/2044 •	13	13
1.508% due 03/01/2034 •	4	4
1.515% due 05/01/2037 •	5	5
1.841% due 10/01/2037 •	3	3
2.035% due 02/01/2035 •	10	11
2.045% due 06/01/2036 •	6	6
2.069% due 05/01/2038 •	812	858
2.075% due 02/01/2037 •	2	2
2.090% due 06/01/2035 •	331	351
2.310% due 08/01/2022	192	193
2.358% due 01/25/2031 ~(a)	20,900	2,850
5.000% due 01/01/2027 •	1	1
5.067% due 12/25/2042 ~	78	85
6.500% due 03/01/2029 - 06/25/2044	14,506	16,784
7.000% due 09/01/2031	2	2
7.500% due 07/25/2041	3	4
8.000% due 12/15/2024	1	1

Freddie Mac
0.584% due 10/15/2040 •	1,202	1,217
0.684% due 12/15/2037 •	57	58
0.800% due 10/28/2026	14,800	14,618
2.204% due 05/01/2037 •	7	7
3.184% due 05/01/2035 •	17	19
4.000% due 10/01/2047	158	171
4.500% due 11/01/2029 - 07/01/2033	1,164	1,272
5.000% due 10/01/2033	30	34
5.500% due 12/01/2033 - 07/01/2038	182	213
6.000% due 10/01/2022 - 11/01/2037	78	92
6.500% due 12/01/2021 - 07/25/2043	17	20
7.000% due 01/01/2033	4	5
8.500% due 04/15/2025	19	22

Ginnie Mae
0.540% due 04/20/2065 •	1,787	1,792
0.690% due 08/20/2065 •	2,559	2,578
1.031% due 06/20/2067 •	1,915	1,936
1.875% due 06/20/2032 •	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 03/20/2028 •	$35	$35
2.125% (H15T1Y + 1.500%) due 11/20/2025 ~	1	1
2.250% due 07/20/2034 •	13	14
2.625% due 11/20/2034 •	1	1
3.500% due 10/15/2047	566	597
4.000% due 06/20/2048	2,352	2,609
4.500% due 08/20/2048	1,669	1,789
5.000% due 11/20/2049	579	625
5.750% due 08/20/2037	20	22
6.500% due 01/20/2034 - 08/20/2034	8	10
7.000% due 07/15/2031 - 12/15/2032	8	8

Small Business Administration
4.340% due 03/01/2024	2	2
4.750% due 07/01/2025	671	704

Uniform Mortgage-Backed Security
3.500% due 05/01/2049 - 08/01/2049	1,256	1,360
4.000% due 03/01/2029 - 05/01/2048	2,561	2,766
4.500% due 05/01/2023 - 02/01/2038	221	237
5.000% due 07/01/2029 - 04/01/2039	795	909
5.500% due 09/01/2024 - 07/01/2041	4,118	4,755
6.000% due 11/01/2022 - 10/01/2040	306	355
7.500% due 01/01/2031 - 08/01/2032	2	2
8.000% due 08/01/2031	1	1

Total U.S. Government Agencies (Cost $59,115)		62,143

U.S. TREASURY OBLIGATIONS 5.1%

U.S. Treasury Bonds
1.250% due 05/15/2050	5,600	4,583
1.375% due 11/15/2040	32,000	28,755
1.375% due 08/15/2050	9,300	7,851
1.875% due 02/15/2041	4,000	3,914

U.S. Treasury Notes
0.875% due 11/15/2030	8,400	7,974
1.125% due 02/15/2031	7,300	7,072
1.750% due 09/30/2022 (j)	1,402	1,425
1.750% due 06/30/2024 (j)	9,000	9,319
1.875% due 07/31/2022 (j)(l)	8,227	8,350
2.000% due 07/31/2022 (j)	1,200	1,219
2.000% due 11/30/2022	315	322

Total U.S. Treasury Obligations (Cost $85,937)		80,784

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.9%

Adjustable Rate Mortgage Trust
2.612% due 10/25/2035 ^~	15	15

American Home Mortgage Investment Trust
2.155% due 02/25/2045 •	62	62

Banc of America Funding Trust
0.327% due 05/20/2035 •	703	707
2.606% due 02/20/2036 ~	82	83
2.778% due 05/25/2035 ~	1,325	1,377

Banc of America Mortgage Trust
2.465% due 02/25/2034 ~	19	19

BANK
3.071% due 08/15/2061	3,000	3,242

Bear Stearns Adjustable Rate Mortgage Trust
2.500% due 04/25/2033 ~	3	3
2.509% due 02/25/2033 ~	4	4
2.767% due 01/25/2035 ~	18	18
2.806% due 10/25/2036 ^~	253	250
2.832% due 02/25/2033 ~	6	6
2.929% due 02/25/2034 ~	15	15
3.130% due 07/25/2034 ~	16	16

Bear Stearns ALT-A Trust
0.626% due 08/25/2035 •	229	231

108	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.169% due 10/25/2033 ~		$4	$4
2.462% due 10/25/2035 ^~		1,175	1,125
2.622% due 05/25/2035 ~		513	518
2.910% due 09/25/2035 ^~		216	168

BPCRE Ltd.
0.934% due 02/15/2037 •		2,083	2,084

Chase Mortgage Finance Trust
2.510% due 02/25/2037 ~		67	68
3.068% due 03/25/2037 ^~		304	311

Citigroup Mortgage Loan Trust
2.365% due 03/25/2034 ~		15	16

Citigroup Mortgage Loan Trust, Inc.
2.220% due 09/25/2035 •		627	661

CitiMortgage Alternative Loan Trust
0.736% due 12/25/2036 •		1,351	1,142

Countrywide Alternative Loan Trust
0.626% due 08/25/2035 •		2,306	1,565
1.092% due 12/25/2035 •		29	26

Countrywide Home Loan Mortgage Pass-Through Trust
0.666% due 04/25/2035 •		26	25
2.241% due 03/25/2034 ~		323	329
2.684% due 02/20/2035 ~		88	89
2.802% due 11/25/2034 ~		204	208

Credit Suisse First Boston Mortgage Securities Corp.
0.699% due 03/25/2032 ~		10	10

Eurohome UK Mortgages PLC
0.220% due 06/15/2044 •	GBP	933	1,235

Eurosail PLC
0.217% due 03/13/2045 •		2,016	2,686
0.230% due 12/15/2044 •		51	69

Extended Stay America Trust
1.164% due 07/15/2038 •		$3,979	3,997

GSR Mortgage Loan Trust
2.746% due 09/25/2035 ~		19	19
2.859% due 09/25/2035 ~		280	288

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	13,175	17,833

IndyMac Adjustable Rate Mortgage Trust
1.659% due 01/25/2032 ~		$19	19

IndyMac Mortgage Loan Trust
0.336% due 02/25/2037 •		6,223	4,989

JP Morgan Chase Commercial Mortgage Securities Trust
1.534% due 12/15/2031 •		3,266	3,250

JP Morgan Mortgage Trust
1.604% due 02/25/2034 ~		12	12

Legacy Mortgage Asset Trust
2.882% due 10/25/2059 þ		3,442	3,459

LoanCore Issuer Ltd.
0.964% due 07/15/2035 •		3,063	3,065

MASTR Reperforming Loan Trust
8.000% due 07/25/2035		96	93

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.944% due 08/15/2032 •		44	43

MF1 Multifamily Housing Mortgage Loan Trust
1.014% due 07/15/2036 •		3,600	3,605

Morgan Stanley Mortgage Loan Trust
2.038% due 06/25/2036 ~		48	51

MortgageIT Trust
0.646% due 10/25/2035 •		208	209

One New York Plaza Trust
1.034% due 01/15/2026 •		3,000	3,014

PFP Ltd.
0.934% due 04/14/2038 •		3,600	3,608

Prime Mortgage Trust
0.486% due 02/25/2034 •		26	26

Residential Funding Mortgage Securities, Inc. Trust
2.940% due 09/25/2035 ^~		160	120
4.703% due 09/25/2035 ~		229	168

Resloc UK PLC
0.230% due 12/15/2043 •	GBP	959	1,254

SFO Commercial Mortgage Trust
1.234% due 05/15/2038 •		$3,600	3,615

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
2.618% due 07/25/2034 ~		$73	$79
3.006% due 02/25/2037 ^~		1,269	1,067

Structured Asset Mortgage Investments Trust
0.587% due 07/19/2035 •		280	273
0.927% due 10/19/2033 •		15	15
0.936% due 05/25/2047 •		4,622	4,119

Towd Point HE Trust
0.918% due 02/25/2063 ~		2,983	2,984

Towd Point Mortgage Funding
0.950% due 07/20/2045 •	GBP	5,577	7,542

Towd Point Mortgage Funding PLC
0.950% (SONIA3M IR + 0.900%) due 05/20/2045 •		7,478	10,116
1.097% (BP0003M) due 10/20/2051 •		5,134	6,976

WaMu Mortgage Pass-Through Certificates Trust
0.666% due 10/25/2045 •		$130	131
2.448% due 12/25/2036 ^~		1,026	984
3.078% due 02/25/2037 ^~		1,025	1,034

Wells Fargo Alternative Loan Trust
6.000% due 06/25/2037 ^		2,523	2,523

Total Non-Agency Mortgage-Backed Securities (Cost $102,928)			108,967

ASSET-BACKED SECURITIES 8.9%

Anchorage Capital CLO Ltd.
1.278% due 07/22/2032 •		4,000	4,000

Catamaran CLO Ltd.
1.224% due 01/18/2029 •		2,955	2,958
1.482% due 04/22/2030 •		4,676	4,682

CIT Mortgage Loan Trust
1.436% due 10/25/2037 •		1,083	1,093

Citigroup Mortgage Loan Trust
0.246% due 12/25/2036 •		368	249

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.031% due 10/25/2034 •		2,321	2,321

CLNC Ltd.
1.414% due 08/20/2035 •		3,900	3,904

Countrywide Asset-Backed Certificates
0.226% due 06/25/2035 •		333	317
0.606% due 12/25/2036 ^•		1,028	1,013
0.686% due 06/25/2036 •		5,603	5,576

Countrywide Asset-Backed Certificates Trust
0.226% due 03/25/2037 •		172	168
1.091% due 08/25/2035 •		37	37

First Franklin Mortgage Loan Trust
0.396% due 10/25/2036 •		5,800	5,123

Fremont Home Loan Trust
0.626% due 02/25/2036 •		1,000	946
0.876% due 12/25/2029 •		24	24

GSAMP Trust
0.671% due 01/25/2036 •		2,850	2,855
0.836% due 01/25/2034 •		2,088	2,087
1.736% due 10/25/2034 •		18	18

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	4,500	5,175
0.960% due 10/20/2031 •		3,000	3,470

HERA Commercial Mortgage Ltd.
1.137% due 02/18/2038 •		$4,400	4,398

JP Morgan Mortgage Acquisition Trust
0.346% due 06/25/2037 •		6,291	6,259

KVK CLO Ltd.
1.033% due 01/14/2028 •		811	812

LCM LP
1.134% due 07/20/2030 •		3,600	3,601

LoanCore Issuer Ltd.
1.214% due 05/15/2028 •		1,003	1,003

LP Credit Card ABS Master Trust
1.638% due 08/20/2024 •		1,994	1,994

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •	EUR	3,000	3,481

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Specialized Loan Trust
0.346% due 06/25/2046 •		$435	$426
0.456% due 01/25/2037 •		271	154
0.606% due 02/25/2036 •		327	321

MF1 Ltd.
1.175% due 10/18/2036 •		3,800	3,802

Morgan Stanley ABS Capital, Inc. Trust
1.016% due 11/25/2034 •		1,085	1,086

Morgan Stanley Capital, Inc. Trust
0.446% due 03/25/2036 •		38	34

Mountain View CLO LLC
1.144% due 01/16/2031 •		4,200	4,200

Ownit Mortgage Loan Trust
0.986% due 10/25/2036 ^•		3,800	3,965

Palmer Square Loan Funding Ltd.
0.925% due 10/15/2029 •(b)		4,000	4,000

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.886% due 12/25/2034 •		1,352	1,367

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		927	400

Residential Asset Mortgage Products Trust
0.526% due 12/25/2035 •		441	418
0.626% due 02/25/2036 •		1,000	975

Residential Asset Securities Corp. Trust
0.326% due 10/25/2036 •		1,706	1,683

Sound Point CLO Ltd.
1.105% due 07/25/2030 •		3,200	3,202
1.184% due 10/20/2028 •		3,651	3,656

Soundview Home Loan Trust
0.761% due 06/25/2035 •		680	681

Starwood Commercial Mortgage Trust
1.244% due 07/15/2038 •		3,000	3,002

Structured Asset Investment Loan Trust
0.986% due 05/25/2035 •		2,500	2,514

Structured Asset Securities Corp. Mortgage Loan Trust
0.506% due 02/25/2037 •		1,523	1,503
1.091% due 11/25/2035 •		500	499

Sunrun Demeter Issuer
2.270% due 01/30/2057		3,900	3,911

Tralee CLO Ltd.
1.244% due 10/20/2028 •		3,740	3,743

Venture CLO Ltd.
1.006% due 04/15/2027 •		2,787	2,787
1.110% due 07/20/2030 •		3,800	3,800
1.115% due 09/07/2030 •		3,600	3,597
1.184% due 07/20/2030 •		3,500	3,498
1.186% due 07/15/2031 •		4,400	4,400

Vibrant CLO Ltd.
1.072% due 06/20/2029 •		3,800	3,801

Wellfleet CLO Ltd.
1.024% due 04/20/2029 •		3,415	3,413

Z Capital Credit Partners CLO Ltd.
1.076% due 07/16/2027 •		663	664

Total Asset-Backed Securities (Cost $134,301)			139,066

SOVEREIGN ISSUES 8.2%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2022 (d)	BRL	56,200	10,145
0.000% due 04/01/2022 (d)		160,996	28,451
0.000% due 07/01/2022 (d)		172,457	29,791

Chile Government International Bond
1.625% due 01/30/2025	EUR	3,800	4,642

Israel Government International Bond
0.020% (MAKA5DAY) due 11/30/2021 ~	ILS	21,000	6,514
2.750% due 07/03/2030		$4,100	4,364
5.500% due 01/31/2022	ILS	6,800	2,148

Japan Bank for International Cooperation
2.375% due 07/21/2022		$3,700	3,764

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		5,300	5,594

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	109

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Peru Government International Bond
5.400% due 08/12/2034	PEN	2,000	$418
5.940% due 02/12/2029		12,000	2,912
8.200% due 08/12/2026		20,500	5,582

Province of Ontario
3.150% due 06/02/2022	CAD	3,100	2,494

Province of Quebec
3.500% due 12/01/2022		600	491
4.250% due 12/01/2021		10,600	8,423

Provincia de Buenos Aires
37.896% due 04/12/2025	ARS	4,288	20

Qatar Government International Bond
3.375% due 03/14/2024		$4,300	4,577
3.875% due 04/23/2023		1,000	1,053

Saudi Government International Bond
2.375% due 10/26/2021		7,200	7,211

Total Sovereign Issues (Cost $133,327)			128,594

		SHARES
PREFERRED SECURITIES 0.8%

UTILITIES 0.8%

AT&T Mobility LLC
7.000% due 10/20/2022 «(e)(g)		464,023	12,188

Total Preferred Securities (Cost $12,361)			12,188

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 22.2%

REPURCHASE AGREEMENTS (h) 2.9%
			$45,068

ISRAEL TREASURY BILLS 0.5%
(0.044)% due 10/06/2021 - 11/30/2021 (c)(d)	ILS	26,200	8,127

U.S. TREASURY BILLS 13.9%
0.051% due 12/02/2021 - 03/31/2022 (b)(c)(d)(j)(l)		$217,700	217,665

U.S. TREASURY CASH MANAGEMENT BILLS 4.9%
0.040% due 01/04/2022 - 02/01/2022 (b)(c)(d)(j)		76,700	76,696

Total Short-Term Instruments (Cost $347,392)			347,556

Total Investments in Securities (Cost $1,391,914)			1,411,746

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 11.1%

SHORT-TERM INSTRUMENTS 11.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.1%

PIMCO Short Asset Portfolio	9,489,163	$95,044

PIMCO Short-Term Floating NAV Portfolio III	7,968,898	78,589

Total Short-Term Instruments (Cost $173,545)		173,633

Total Investments in Affiliates (Cost $173,545)		173,633

Total Investments 101.2% (Cost $1,565,459)		$1,585,379

Financial Derivative Instruments (i)(k) 0.0% (Cost or Premiums, net $(904))		80

Other Assets and Liabilities, net (1.2)%		(19,289)

Net Assets 100.0%		$1,566,170

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$12,361	$12,188	0.78%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.030%	09/30/2021	10/01/2021	$19,000	U.S. Treasury Notes 0.375% due 04/30/2025	$(19,406)	$19,000	$19,000
FICC	0.000	09/30/2021	10/01/2021	4,768	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	(4,863)	4,768	4,768
JPS	0.050	09/30/2021	10/05/2021	21,300	U.S. Treasury Bills 0.000% due 07/14/2022	(21,734)	21,300	21,300

Total Repurchase Agreements						$(46,003)	$45,068	$45,068

110	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Treasury Obligations (0.7)%
Uniform Mortgage-Backed Security, TBA	2.500%	12/13/2051	$10,900	$(11,171)	$(11,192)

Total Short Sales (0.7)%				$(11,171)	$(11,192)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$19,000	$0	$0	$0	$19,000	$(19,406)	$(406)
FICC	4,768	0	0	0	4,768	(4,863)	(95)
JPS	21,300	0	0	0	21,300	(21,734)	(434)

Master Securities Forward Transaction Agreement
BOS	0	0	0	(11,192)	(11,192)	0	(11,192)

Total Borrowings and Other Financing Transactions	$45,068	$0	$0	$(11,192)

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2021	2,667	$327,353	$(2,087)	$229	$0
U.S. Treasury 10-Year Note December Futures	12/2021	3,314	436,153	(4,754)	466	0

				$(6,841)	$695	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2021	4	$(787)	$11	$2	$(1)
Euro-Buxl 30-Year Bond December Futures	12/2021	20	(4,711)	129	30	(14)
U.S. Treasury 30-Year Bond December Futures	12/2021	280	(44,581)	1,194	0	(35)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	126	(24,074)	880	20	0
United Kingdom Long Gilt December Futures	12/2021	38	(6,408)	160	26	(5)

				$2,374	$78	$(55)

Total Futures Contracts				$(4,467)	$773	$(55)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	111

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.353%		$1,900	$(86)	$114	$28	$0	$0
General Electric Co.	1.000	Quarterly	06/20/2024	0.415		1,200	(2)	21	19	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2024	0.458		600	(10)	21	11	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.696		2,700	23	16	39	0	(2)
General Electric Co.	1.000	Quarterly	12/20/2026	0.767		300	4	0	4	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.589	EUR	3,500	(632)	545	(87)	2	0

							$(703)	$717	$14	$2	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
iTraxx Crossover 36 5-Year Index	5.000%	Quarterly	12/20/2026	EUR	3,300	$472	$(13)	$459	$0	$(10)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2052	GBP	19,900	$(293)	$2,078	$1,785	$297	$0
Receive(5)	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	50,200	0	130	130	0	0
Receive(5)	1-Year BRL-CDI	2.859	Maturity	01/03/2022		34,000	0	87	87	0	0
Receive(5)	1-Year BRL-CDI	2.860	Maturity	01/03/2022		39,900	(1)	105	104	0	0
Receive(5)	1-Year BRL-CDI	2.870	Maturity	01/03/2022		11,100	0	28	28	0	0
Receive(5)	1-Year BRL-CDI	2.871	Maturity	01/03/2022		18,000	0	46	46	0	0
Receive(5)	1-Year BRL-CDI	2.883	Maturity	01/03/2022		56,000	0	140	140	0	0
Pay(5)	1-Year BRL-CDI	3.345	Maturity	01/03/2022		5,200	0	(10)	(10)	0	0
Pay(5)	1-Year BRL-CDI	3.350	Maturity	01/03/2022		152,800	(1)	(283)	(284)	0	0
Pay(5)	1-Year BRL-CDI	3.360	Maturity	01/03/2022		674,200	209	(953)	(744)	0	(2)
Pay(5)	1-Year BRL-CDI	3.700	Maturity	01/03/2022		128,900	(26)	(178)	(204)	0	0
Pay(5)	1-Year BRL-CDI	3.978	Maturity	01/03/2022		54,100	0	(69)	(69)	0	0
Pay(5)	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023		$24,700	(551)	1,763	1,212	2	0
Receive(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	640,920	(33)	(57)	(90)	0	(3)
Pay(5)	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		2,460,000	107	406	513	14	0
Receive(5)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,580,000	(87)	(322)	(409)	0	(11)
Receive(5)	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		85,900	9	(68)	(59)	0	(2)
Receive(5)	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		150,000	0	(119)	(119)	0	(4)
Receive(5)	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		230,000	1	(177)	(176)	0	(5)
Receive(5)	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		80,500	4	(61)	(57)	0	(2)
Receive(5)	6-Month JPY-LIBOR	0.538	Semi-Annual	03/15/2051		320,880	(4)	(2)	(6)	0	(18)
Receive(5)	6-Month JPY-LIBOR	0.520	Semi-Annual	03/16/2051		101,000	0	3	3	0	(5)
Receive(5)	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		165,000	91	(16)	75	0	(9)
Receive(5)	6-Month JPY-LIBOR	0.557	Semi-Annual	03/17/2051		342,000	0	(23)	(23)	0	(19)
Receive(5)	6-Month JPY-LIBOR	0.570	Semi-Annual	03/19/2051		158,000	0	(16)	(16)	0	(9)
Receive5)	6-Month JPY-LIBOR	0.572	Semi-Annual	04/07/2051		71,000	0	(9)	(9)	0	(4)

							$(575)	$2,423	$1,848	$313	$(93)

Total Swap Agreements							$(806)	$3,127	$2,321	$315	$(106)

112	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$773	$319	$1,092	$0	$(55)	$(106)	$(161)

(j)

Securities with an aggregate market value of $9,946 and cash of $10,733 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $4 for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021		$1,019	PEN	4,190	$0	$(6)
	11/2021	ILS	427		$132	0	(1)
	06/2022	PEN	4,190		1,004	9	0

BPS	10/2021	BRL	271,800		49,969	58	0
	10/2021		$49,961	BRL	271,800	2	(54)
	11/2021	AUD	4,516		$3,321	56	0
	11/2021		$130	MXN	2,620	0	(4)
	04/2022	BRL	160,996		$28,550	34	0
	07/2022		164,157		28,615	149	0

BRC	11/2021	JPY	102,600		931	9	0
	11/2021		$1,183	GBP	866	0	(16)

BSH	10/2021		$21,142	BRL	115,000	0	(25)
	10/2021	BRL	115,000		$20,237	0	(880)
	01/2022		33,300		5,788	0	(229)
	07/2022	BRL	8,300		$1,457	18	0

CBK	10/2021	ILS	12,004		3,628	0	(95)
	10/2021	PEN	4,190		1,060	47	0
	11/2021	ILS	28,213		8,609	0	(146)
	11/2021	PEN	19,879		4,842	42	0
	11/2021		$5,373	AUD	7,406	0	(18)
	11/2021		6,143	GBP	4,543	0	(21)
	11/2021		6,128	MXN	125,032	0	(109)
	12/2021	PEN	3,331		$809	5	0
	01/2022	ILS	7,176		2,190	0	(39)
	01/2022		$4,271	CLP	3,307,723	0	(229)
	02/2022	PEN	13,079		$3,204	61	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	113

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	10/2021	BRL	40,683		$7,597	$127	$0
	10/2021		$7,479	BRL	40,683	0	(9)
	11/2021		1,858	AUD	2,561	0	(6)
	11/2021		7,562	BRL	40,683	0	(125)

JPM	10/2021	BRL	156,800		$27,766	0	(1,027)
	10/2021		$28,827	BRL	156,800	0	(34)
	11/2021	ILS	6,998		$2,161	0	(10)
	11/2021		$8,582	AUD	11,805	0	(46)
	01/2022	BRL	22,900		$4,006	0	(132)

MYI	10/2021		40,683		7,479	9	0
	10/2021		$7,723	BRL	40,683	0	(253)
	11/2021	GBP	41,411		$57,358	1,559	0

SCX	11/2021		$2,196	AUD	3,053	11	0

TOR	10/2021	CAD	14,642		$11,586	26	0
	10/2021		$11,558	CAD	14,642	2	0
	11/2021	CAD	14,642		$11,557	0	(2)

UAG	11/2021	EUR	33,107		38,925	544	0
	11/2021		$1,044	GBP	759	0	(22)

Total Forward Foreign Currency Contracts						$2,768	$(3,538)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900%	03/15/2022	4,200	$444	$354

Total Purchased Options							$444	$354

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800%	03/15/2022	11,300	$(429)	$(414)

Total Written Options							$(429)	$(414)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	1.291%	$	2,700	$(113)	$92	$0	$(21)

Total Swap Agreements								$(113)	$92	$0	$(21)

114	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$9	$0	$0	$9	$(7)	$0	$0	$(7)	$2	$0	$2
BPS	299	0	0	299	(58)	0	0	(58)	241	0	241
BRC	9	0	0	9	(16)	0	0	(16)	(7)	0	(7)
BSH	18	0	0	18	(1,134)	0	0	(1,134)	(1,116)	1,144	28
CBK	155	0	0	155	(657)	0	0	(657)	(502)	271	(231)
GLM	127	354	0	481	(140)	(414)	0	(554)	(73)	0	(73)
GST	0	0	0	0	0	0	(21)	(21)	(21)	52	31
JPM	0	0	0	0	(1,249)	0	0	(1,249)	(1,249)	1,542	293
MYI	1,568	0	0	1,568	(253)	0	0	(253)	1,315	(1,490)	(175)
SCX	11	0	0	11	0	0	0	0	11	0	11
TOR	28	0	0	28	(2)	0	0	(2)	26	0	26
UAG	544	0	0	544	(22)	0	0	(22)	522	(330)	192

Total Over the Counter	$2,768	$354	$0	$3,122	$(3,538)	$(414)	$(21)	$(3,973)

(l)

Securities with an aggregate market value of $3,009 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	115

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$773	$773
Swap Agreements	0	2	0	0	317	319

	$0	$2	$0	$0	$1,090	$1,092

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,768	$0	$2,768
Purchased Options	0	0	0	0	354	354

	$0	$0	$0	$2,768	$354	$3,122

	$0	$2	$0	$2,768	$1,444	$4,214

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$55	$55
Swap Agreements	0	13	0	0	93	106

	$0	$13	$0	$0	$148	$161

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,538	$0	$3,538
Written Options	0	0	0	0	414	414
Swap Agreements	0	21	0	0	0	21

	$0	$21	$0	$3,538	$414	$3,973

	$0	$34	$0	$3,538	$562	$4,134

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(857)	$(857)
Written Options	0	0	0	0	146	146
Swap Agreements	0	197	0	0	(390)	(193)

	$0	$197	$0	$0	$(1,101)	$(904)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,931	$0	$6,931
Written Options	0	0	0	90	145	235
Swap Agreements	0	(10)	0	0	(1)	(11)

	$0	$(10)	$0	$7,021	$144	$7,155

	$0	$187	$0	$7,021	$(957)	$6,251

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,847	$4,847
Swap Agreements	0	133	0	0	(156)	(23)

	$0	$133	$0	$0	$4,691	$4,824

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,173)	$0	$(8,173)
Purchased Options	0	0	0	0	(110)	(110)
Written Options	0	0	0	(61)	107	46
Swap Agreements	0	62	0	0	0	62

	$0	$62	$0	$(8,234)	$(3)	$(8,175)

	$0	$195	$0	$(8,234)	$4,688	$(3,351)

116	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$262,994	$0	$262,994
Industrials	0	201,887	0	201,887
Utilities	0	62,833	0	62,833
Municipal Bonds & Notes
California	0	4,734	0	4,734
U.S. Government Agencies	0	62,143	0	62,143
U.S. Treasury Obligations	0	80,784	0	80,784
Non-Agency Mortgage-Backed Securities	0	108,967	0	108,967
Asset-Backed Securities	0	139,066	0	139,066
Sovereign Issues	0	128,594	0	128,594
Preferred Securities
Utilities	0	0	12,188	12,188
Short-Term Instruments
Repurchase Agreements	0	45,068	0	45,068
Israel Treasury Bills	0	8,127	0	8,127
U.S. Treasury Bills	0	217,665	0	217,665
U.S. Treasury Cash Management Bills	0	76,696	0	76,696

	$0	$1,399,558	$12,188	$1,411,746

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$173,633	$0	$0	$173,633

Total Investments	$173,633	$1,399,558	$12,188	$1,585,379

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(11,192)	$0	$(11,192)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	58	1,030	0	1,088
Over the counter	0	3,122	0	3,122

	$58	$4,152	$0	$4,210

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(20)	(141)	0	(161)
Over the counter	0	(3,973)	0	(3,973)

	$(20)	$(4,114)	$0	$(4,134)

Total Financial Derivative Instruments	$38	$38	$0	$76

Totals	$173,671	$1,388,404	$12,188	$1,574,263

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	117

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 171.3%

CORPORATE BONDS & NOTES 0.2%

BANKING & FINANCE 0.2%

Preferred Term Securities Ltd.
0.989% (US0003M + 0.860%) due 07/03/2033 ~	$355	$350

Total Corporate Bonds & Notes (Cost $284)		350

U.S. GOVERNMENT AGENCIES 135.3%

Fannie Mae
0.000% due 07/25/2022 (b)(c)	1	1
0.144% due 12/25/2036 •	495	491
0.200% due 02/25/2043 •(a)	176	2
0.206% due 03/25/2034 •	64	64
0.236% due 08/25/2034 •	8	8
0.324% due 06/25/2033 •	12	12
0.344% due 06/25/2032 •	61	59
0.386% due 12/25/2048 •	553	555
0.399% due 11/25/2032 •	25	24
0.486% due 03/25/2049 •	391	394
0.536% due 05/25/2023 - 07/25/2036 •	313	317
0.546% due 08/25/2050 •	275	276
0.586% due 03/25/2032 - 11/25/2059 •	1,681	1,703
0.736% due 02/25/2024 •	19	19
0.746% due 04/25/2037 •	468	477
1.050% due 02/01/2036 •	109	110
1.086% due 04/25/2023 - 04/25/2032 •	44	45
1.265% due 03/01/2032 •	6	6
1.299% due 08/01/2042 - 10/01/2044 •	392	401
1.427% due 08/01/2027 •	21	21
1.470% due 10/25/2046 ~(a)	25	1
1.536% due 07/25/2044 ~(a)	79	4
1.585% due 07/25/2052 ~(a)	94	4
1.587% due 03/25/2045 ~(a)	194	10
1.597% due 01/25/2045 ~(a)	67	4
1.623% due 12/01/2034 •	1	1
1.688% due 02/01/2035 •	7	7
1.708% due 01/01/2035 •	13	14
1.709% due 07/25/2044 ~(a)	99	5
1.713% due 08/25/2055 ~(a)	91	5
1.728% due 04/25/2055 ~(a)	155	9
1.729% due 03/01/2035 •	5	5
1.730% due 01/01/2035 •	33	35
1.738% due 02/01/2035 •	25	27
1.747% due 01/01/2035 •	10	10
1.753% due 08/25/2054 ~(a)	129	9
1.758% due 01/01/2035 •	47	49
1.785% due 03/01/2035 •	3	3
1.788% due 10/01/2035 •	5	5
1.791% due 04/01/2035 •	36	36
1.798% due 05/01/2035 •	55	58
1.798% due 08/25/2044 ~(a)	58	4
1.800% due 05/01/2035 •	7	7
1.816% due 09/01/2034 •	58	58
1.830% due 03/01/2035 •	6	7
1.878% due 09/25/2045 ~(a)	85	5
1.885% due 07/25/2045 ~(a)	318	20
1.895% due 07/01/2035 •	24	26
1.909% due 11/01/2034 •	4	4
1.920% due 12/01/2034 •	3	4
1.943% due 11/01/2035 •	18	18
1.946% due 05/25/2035 ~	47	48
1.969% due 10/01/2035 •	14	15
1.970% due 02/01/2035 •	9	10
1.987% due 09/01/2035 •	12	12
2.000% due 08/25/2042	757	759
2.004% due 07/01/2035 •	7	8
2.007% due 02/01/2035 •	15	16
2.034% due 05/01/2035 •	27	29
2.038% due 02/01/2035 •	10	10
2.069% due 05/01/2038 •	318	337
2.090% due 02/01/2035 •	6	6
2.165% due 02/01/2042 •	56	59
2.218% due 09/01/2041 •	93	100
2.249% due 04/01/2033 •	17	19
2.260% due 10/01/2028 •	4	4
2.280% due 11/01/2035 •	8	9
2.283% due 01/25/2022 ~(a)	167	0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.287% due 10/01/2037 •	$449	$482
2.325% due 06/01/2030 •	1	1
2.329% due 01/01/2036 •	111	118
2.358% due 01/25/2031 ~(a)	1,750	239
2.404% due 05/01/2035 •	42	45
2.472% due 07/01/2035 •	29	31
2.500% due 07/01/2046 - 12/01/2046	293	302
2.505% due 10/01/2032 •	100	100
2.944% due 07/25/2039	263	268
3.000% due 07/25/2045 - 02/01/2057	1,598	1,666
3.000% due 04/25/2046 (a)	163	13
3.500% due 03/25/2044 - 01/01/2057	1,961	2,086
3.500% due 04/25/2046 (a)	83	4
3.519% due 11/01/2048 •	313	328
3.575% due 02/01/2026	500	530
4.000% due 06/01/2033 - 11/25/2045	1,079	1,196
4.500% due 09/01/2033 - 04/01/2059	2,027	2,335
5.514% due 06/25/2044 •(a)	376	50
5.871% due 04/25/2043 - 06/25/2043 •	569	574
5.914% due 11/25/2049 •(a)	100	20
6.499% due 11/25/2035 •(a)	743	126
6.500% due 09/25/2023 - 01/25/2032	29	34
6.500% due 04/25/2038 (a)	18	4
7.000% due 09/25/2023	2	2
7.750% due 08/25/2022	2	2
8.000% due 07/25/2034	346	424
8.226% due 07/25/2043 •	446	506
9.133% due 10/25/2045 •	73	77

Freddie Mac
0.000% due 08/15/2056 - 10/15/2058 (b)(c)	1,294	1,124
0.334% due 05/15/2035 •	24	24
0.446% due 10/15/2037 - 10/15/2040 •	3,361	3,374
0.534% due 12/15/2031 •	35	35
0.584% due 09/15/2030 - 06/15/2042 •	276	280
0.841% due 01/25/2023 ~(a)	20,108	150
1.063% due 11/25/2022 ~(a)	9,199	80
1.289% due 10/15/2037 ~(a)	29	1
1.299% due 02/25/2045 •	105	106
1.406% due 10/15/2037 ~(a)	11	0
1.633% due 05/15/2037 ~(a)	24	1
1.727% due 10/15/2041 ~(a)	53	3
1.813% due 03/15/2037 ~(a)	25	1
1.819% due 08/15/2041 ~(a)	21	1
1.872% due 08/15/2036 ~(a)	51	2
1.888% due 02/15/2038 ~(a)	46	2
1.899% due 11/15/2038 ~(a)	69	3
1.983% due 11/15/2036 ~(a)	67	4
2.000% due 02/01/2035 - 03/01/2035 •	9	10
2.039% due 06/15/2038 ~(a)	51	3
2.089% due 09/01/2035 •	87	87
2.102% due 01/01/2035 •	9	9
2.108% due 11/01/2036 •	103	109
2.134% due 10/01/2039 •	300	318
2.222% due 08/01/2036 •	12	13
2.258% due 02/01/2035 •	6	7
2.275% due 03/01/2035 •	2	2
2.279% due 09/01/2034 •	170	183
2.345% due 11/01/2031 •	7	8
2.350% due 01/01/2034 •	4	4
2.355% due 02/01/2028 •	9	9
2.375% due 02/01/2035 - 04/01/2035 •	38	40
2.445% due 05/01/2032 •	7	7
2.457% due 11/15/2040 •	155	143
2.500% due 01/15/2045 - 09/01/2046	444	457
2.601% due 06/01/2035 •	17	18
3.000% due 06/15/2037 - 12/25/2046	4,252	4,470
3.500% due 12/15/2022 - 12/01/2048	1,339	1,406
3.500% due 01/15/2043 - 08/15/2045 (a)	564	70
4.000% due 03/15/2042 - 05/15/2048	2,843	3,196
4.000% due 09/15/2045 - 04/15/2046 (a)	1,391	212
4.500% due 04/01/2039 - 04/01/2044	429	477
5.000% due 09/01/2033 - 03/01/2049	1,834	2,075
5.500% due 04/01/2027 - 09/01/2039	1,062	1,243

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 10/15/2035 (a)	$113	$22
6.000% due 02/01/2024 - 05/01/2040	712	833
6.116% due 01/15/2043 •(a)	1,288	212
6.500% due 12/15/2023 - 03/15/2029	196	234
7.000% due 05/15/2037	509	643
8.000% due 06/15/2026	1	2
12.037% due 05/15/2035 •	135	165
15.656% due 05/15/2041 •	199	269

Ginnie Mae
0.000% due 12/20/2036 (b)(c)	144	133
0.440% due 02/20/2068 •	50	50
0.520% due 05/20/2065 •	37	37
0.570% due 03/20/2061 •	28	28
0.730% due 01/20/2065 •	55	56
0.810% due 09/20/2063 •	584	588
0.840% due 09/20/2065 •	690	698
1.090% due 04/20/2063 - 08/20/2063 •	1,938	1,966
1.137% due 08/20/2070 •	1,110	1,159
1.337% due 10/20/2070 •	1,117	1,175
1.390% due 09/20/2063 •	449	456
1.429% due 06/20/2042 ~(a)	101	5
1.446% due 11/20/2045 ~(a)	117	5
1.479% due 06/20/2042 ~(a)	94	4
1.493% due 09/20/2045 ~(a)	130	4
1.536% due 12/20/2045 ~(a)	107	4
1.678% due 06/20/2043 ~(a)	91	4
2.000% due 03/20/2043	68	69
2.250% (H15T1Y + 1.500%) due 07/20/2022 - 08/20/2026 ~	3	2
3.000% due 05/20/2039 (a)	23	0
3.000% due 02/15/2043 - 11/20/2067	3,740	3,967
3.500% due 02/15/2042 - 10/15/2049	7,575	8,118
3.500% due 08/20/2042 (a)	240	28
3.500% due 07/20/2051 (e)	2,426	2,553
4.000% due 03/15/2045 - 05/20/2049	3,346	3,674
4.000% due 06/20/2045 (a)	521	64
4.070% due 01/15/2050	1,189	1,189
4.500% due 07/15/2039 - 02/20/2049	1,536	1,709
5.000% due 11/20/2034 - 12/20/2048	1,452	1,637
5.000% due 08/20/2045 •	85	90
5.500% due 09/15/2033 - 12/15/2039	137	160
6.000% due 05/20/2042	38	44
6.500% due 07/15/2024 - 08/15/2038	292	332
9.133% due 09/20/2045 •	138	149

Ginnie Mae, TBA
2.000% due 12/01/2051	5,000	5,052
2.500% due 10/01/2051 - 12/01/2051	19,450	20,043
3.000% due 11/01/2051	9,850	10,274
3.500% due 11/01/2051	2,000	2,104
4.000% due 11/01/2051	16,850	17,912
4.500% due 10/01/2051	2,050	2,186

Uniform Mortgage-Backed Security
2.000% due 01/01/2028 - 05/01/2036	3,081	3,191
2.500% due 06/01/2028 - 09/01/2051	5,504	5,730
2.500% due 08/01/2051 (e)	4,496	4,670
3.000% due 06/01/2029 - 06/01/2051	15,815	16,840
3.000% due 03/01/2050 - 05/01/2051 (e)	11,533	12,260
3.500% due 12/01/2033 - 05/01/2050	8,214	8,848
3.500% due 11/01/2049 - 03/01/2050 (e)	4,841	5,130
4.000% due 07/01/2033 - 04/01/2049	12,714	13,967
4.000% due 06/01/2049 (e)	1,010	1,099
4.500% due 07/01/2039 - 04/01/2049	1,966	2,172

118	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 08/01/2024 - 12/01/2048	$493	$568
6.000% due 03/01/2022 - 11/01/2040	670	785
6.500% due 11/01/2028 - 11/01/2037	426	486
7.500% due 09/01/2034	1	1

Uniform Mortgage-Backed Security, TBA
1.500% due 11/01/2036 - 11/01/2051	6,200	6,208
2.000% due 12/01/2036 - 11/01/2051	20,500	20,694
2.500% due 11/01/2036 - 12/01/2051	22,150	22,884
3.000% due 10/01/2036	3,800	3,997
3.500% due 10/01/2036 - 11/01/2051	10,400	11,017
4.000% due 10/01/2036	5,800	6,148
4.500% due 10/01/2036	1,000	1,047

Total U.S. Government Agencies (Cost $272,556)		276,060

NON-AGENCY MORTGAGE-BACKED SECURITIES 14.3%

BAMLL Commercial Mortgage Securities Trust
1.284% due 03/15/2034 •	1,000	1,002

Banc of America Funding Trust
0.667% due 05/20/2035 ^•	28	27
3.411% due 01/20/2047 ^~	166	161

Banc of America Mortgage Trust
4.125% due 07/20/2032 ~	2	2

Chevy Chase Funding LLC Mortgage- Backed Certificates
0.366% due 01/25/2035 •	10	10

Citigroup Commercial Mortgage Trust
2.034% due 02/15/2039 •	293	304
4.149% due 01/10/2036	1,000	1,070

Citigroup Mortgage Loan Trust
0.886% due 08/25/2035 ^•	287	272
2.500% due 05/25/2051 ~	2,598	2,629

Countrywide Alternative Loan Trust
0.287% due 07/20/2046 ^•	51	40
0.367% due 09/20/2046 •	303	207
0.506% due 05/25/2035 •	241	238
0.586% due 09/25/2046 ^•	409	344
0.586% due 10/25/2046 ^•	52	38
0.766% due 10/25/2046 ^•	330	248

Countrywide Home Loan Mortgage Pass-Through Trust
0.666% due 04/25/2035 •	60	58
0.766% due 03/25/2036 •	16	10
0.786% due 02/25/2036 ^•	5	3
1.006% due 09/25/2034 •	86	66
2.012% due 06/19/2031 ~	25	25
2.518% due 04/25/2035 ~	305	274

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	199	203

GreenPoint Mortgage Funding Trust
0.286% due 10/25/2046 ^•	173	158
0.286% due 12/25/2046 ^•	225	219
0.406% due 09/25/2046 ^•	353	338
0.426% due 10/25/2046 ^•	338	279
0.626% due 04/25/2036 ^•	10	20

GS Mortgage-Backed Securities Trust
2.500% due 11/25/2051 ~	3,628	3,685
2.500% due 12/25/2051 ~	297	301
2.500% due 02/25/2052 ~	596	606

GSR Mortgage Loan Trust
0.606% due 08/25/2046 •	193	110

HarborView Mortgage Loan Trust
0.292% due 12/19/2036 •	638	605
0.567% due 03/19/2036 ^•	26	26

HomeBanc Mortgage Trust
0.446% due 12/25/2036 •	30	30

IMS Ecuadorian Mortgage Trust
3.400% due 08/18/2043	1,000	1,047

IndyMac Mortgage Loan Trust
0.486% due 06/25/2046 •	68	63

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.486% due 11/25/2046 •	$146	$147
3.018% due 08/25/2036 ~	1,805	1,779

JP Morgan Mortgage Trust
0.986% due 11/25/2049 •	175	176
1.000% due 11/25/2051 «	1,000	1,025
2.500% due 11/25/2051 «	3,000	3,082

JPMorgan Mortgage Trust
3.000% due 01/25/2052 ~	993	1,026

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	574	613
4.250% due 09/29/2046 «	1,023	1,120

La Hipotecaria Panamanian Mortgage Trust
3.508% due 11/24/2042 «•	645	682

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	307	309

Lehman XS Trust
0.726% due 11/25/2046 ^•	344	304

MASTR Adjustable Rate Mortgages Trust
0.686% due 05/25/2047 ^•	169	324
0.766% due 05/25/2047 ^•	276	342

MASTR Alternative Loan Trust
0.486% due 03/25/2036 ^•	965	73

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.784% due 11/15/2031 •	27	28

MFA Trust
1.381% due 04/25/2065 ~	556	558

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,280	1,324
2.750% due 11/25/2059 ~	720	742

Residential Accredit Loans, Inc. Trust
0.316% due 05/25/2037 ^•	22	17
0.486% due 12/25/2046 ^•	123	117
0.626% due 05/25/2046 ^•	85	76
3.129% due 08/25/2035 ^~	176	96

Sequoia Mortgage Trust
0.787% due 10/19/2026 •	25	25
0.847% due 10/20/2027 •	3	3

Structured Asset Mortgage Investments Trust
0.747% due 09/19/2032 •	10	10

Thornburg Mortgage Securities Trust
2.371% due 10/25/2046 •	62	64

UBS-Barclays Commercial Mortgage Trust
1.239% due 04/10/2046 ~(a)	2,847	31

WaMu Mortgage Pass-Through Certificates Trust
1.086% due 07/25/2044 •	52	52
1.136% due 12/25/2045 •	279	259

Washington Mutual Mortgage Pass-Through Certificates Trust
0.586% due 07/25/2046 ^•	1	4
0.812% due 12/25/2046 •	143	128

Total Non-Agency Mortgage-Backed Securities (Cost $28,017)		29,254

ASSET-BACKED SECURITIES 21.2%

ACE Securities Corp. Home Equity Loan Trust
0.366% due 07/25/2036 •	1,376	1,176

Aegis Asset-Backed Securities Trust
0.786% due 03/25/2035 •	595	595

Amortizing Residential Collateral Trust
0.786% due 10/25/2031 •	5	5

AMRESCO Residential Securities Corp. Mortgage Loan Trust
0.716% due 09/25/2028 •	16	16

Anchorage Capital CLO Ltd.
1.278% due 07/22/2032 •	500	500

ARES LII CLO Ltd.
1.188% due 04/22/2031 •	500	501

CARLYLE U.S. CLO Ltd.
1.134% due 04/20/2031 •	600	600

Centex Home Equity Loan Trust
0.386% due 01/25/2032 •	10	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIFC Funding Ltd.
1.075% due 10/24/2030 •	$1,000	$1,001

Citigroup Mortgage Loan Trust
0.246% due 12/25/2036 •	689	467

Conseco Finance Home Equity Loan Trust
1.584% due 05/15/2032 •	11	11

Countrywide Asset-Backed Certificates
0.226% due 04/25/2047 •	131	129
0.266% due 06/25/2047 •	111	111
0.336% due 02/25/2036 •	680	668
0.336% due 03/25/2037 •	100	97

Crestline Denali CLO Ltd.
1.164% due 04/20/2030 •	1,700	1,700

EMC Mortgage Loan Trust
1.586% due 08/25/2040 •	36	36

Fremont Home Loan Trust
0.221% due 10/25/2036 •	538	505

GSAA Home Equity Trust
0.686% due 03/25/2037 •	209	114

GSAMP Trust
0.216% due 12/25/2046 •	471	331
0.226% due 12/25/2036 •	921	598

Home Equity Asset Trust
0.686% due 11/25/2032 •	3	2

HSI Asset Securitization Corp. Trust
0.226% due 01/25/2037 •	344	313

Jamestown CLO Ltd.
1.354% due 01/17/2027 •	27	27

LCM LP
1.134% due 07/20/2030 •	2,000	2,001

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ	227	228
3.750% due 04/25/2059 þ	603	608

MKS CLO Ltd.
1.134% due 07/20/2030 •	200	200

Morgan Stanley ABS Capital, Inc. Trust
0.156% due 10/25/2036 •	457	295
0.216% due 01/25/2037 •	1,023	546

Morgan Stanley Mortgage Loan Trust
0.806% due 04/25/2037 •	567	241

Mountain View CLO LLC
1.216% due 10/16/2029 •	1,000	1,000

Option One Mortgage Loan Trust
0.226% due 01/25/2037 •	685	528

PRET LLC
1.744% due 07/25/2051 þ	10,700	10,726

Pretium Mortgage Credit Partners LLC
3.179% due 06/27/2069 þ	805	808

Residential Asset Securities Corp. Trust
0.336% due 11/25/2036 ^•	733	722

Saxon Asset Securities Trust
1.836% due 12/25/2037 •	196	196

Securitized Asset-Backed Receivables LLC Trust
0.731% due 01/25/2035 •	291	287

Sound Point CLO Ltd.
1.038% due 01/23/2029 •	5,400	5,402

Steele Creek CLO Ltd.
1.031% due 05/21/2029 •	465	465

Structured Asset Investment Loan Trust
0.706% due 01/25/2036 •	904	893
1.016% due 06/25/2035 •	2,000	1,997

Towd Point Mortgage Trust
1.086% due 05/25/2058 •	370	373
1.636% due 04/25/2060 ~	1,028	1,036
2.710% due 01/25/2060 ~	917	942

United National Home Loan Owner Trust
6.910% due 03/25/2025 ^þ	16	16

Utah State Board of Regents
0.836% due 01/25/2057 •	827	824

Venture CLO Ltd.
1.034% due 10/20/2028 •	384	384
1.151% due 08/28/2029 •	1,000	1,000
1.264% due 04/20/2032 •	600	599

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	119

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vibrant CLO Ltd.
1.072% due 06/20/2029 •	$1,400	$1,400

Total Asset-Backed Securities (Cost $42,483)		43,230

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (d) 0.3%
		532

Total Short-Term Instruments (Cost $532)		532

Total Investments in Securities (Cost $343,872)		349,426

	SHARES			MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.4%

SHORT-TERM INSTRUMENTS 7.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.4%

PIMCO Short-Term Floating NAV Portfolio III	1,536,256		$	15,151

Total Short-Term Instruments (Cost $15,148)				15,151

Total Investments in Affiliates (Cost $15,148)				15,151

Total Investments 178.7% (Cost $359,020)		$		364,577

Financial Derivative Instruments (f)(g) (0.1)% (Cost or Premiums, net $(914))				(238)

Other Assets and Liabilities, net (78.6)%				(160,322)

Net Assets 100.0%		$		204,017

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$532	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	$(543)	$532	$532

Total Repurchase Agreements						$(543)	$532	$532

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.080%	09/21/2021	10/14/2021	$(8,294)	$(8,294)
	0.090	09/22/2021	10/14/2021	(1,060)	(1,060)
	0.090	09/23/2021	10/14/2021	(13,030)	(13,030)

Total Reverse Repurchase Agreements					$(22,384)

120	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (19.9)%
Ginnie Mae, TBA	4.500%	11/01/2051	$300	$(333)	$(335)
Uniform Mortgage-Backed Security, TBA	2.000	10/01/2051	8,600	(8,646)	(8,624)
Uniform Mortgage-Backed Security, TBA	2.500	10/01/2051	8,600	(8,905)	(8,868)
Uniform Mortgage-Backed Security, TBA	2.500	11/01/2051	1,900	(1,964)	(1,955)
Uniform Mortgage-Backed Security, TBA	2.500	12/01/2050	3,000	(3,097)	(3,080)
Uniform Mortgage-Backed Security, TBA	3.000	12/01/2051	5,955	(6,227)	(6,213)
Uniform Mortgage-Backed Security, TBA	4.000	10/01/2051	8,250	(8,837)	(8,840)
Uniform Mortgage-Backed Security, TBA	4.000	11/01/2051	2,500	(2,684)	(2,682)

Total Short Sales (19.9)%				$(40,693)	$(40,597)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(22,384)	$0	$0	$(22,384)	$23,116	$732
FICC	532	0	0	0	532	(543)	(11)

Total Borrowings and Other Financing Transactions	$532	$(22,384)	$0	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(22,384)	$0	$0	$(22,384)

Total Borrowings	$0	$(22,384)	$0	$0	$(22,384)

Payable for reverse repurchase agreements					$(22,384)

(e)	Securities with an aggregate market value of $23,116 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(1,259) at a weighted average interest rate of 0.085%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2021	50	$6,137	$(39)	$4	$0
U.S. Treasury 10-Year Note December Futures	12/2021	6	790	(12)	1	0
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2021	24	3,486	(80)	4	0

				$(131)	$9	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	8	$(1,529)	$67	$1	$0

Total Futures Contracts				$(64)	$10	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	121

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day USD-Federal Funds Rate Compounded-OIS	0.200%	Annual	04/29/2023	$	7,200	$0	$3	$3	$0	$0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023		26,500	18	(10)	8	0	(1)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024		19,000	150	9	159	0	(3)
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		32,300	51	679	730	0	(32)
Receive	3-Month USD-LIBOR	0.834	Semi-Annual	08/10/2026		1,000	0	9	9	0	(1)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		6,200	(341)	25	(316)	8	0
Pay(1)	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		3,200	24	0	24	5	0
Receive	3-Month USD-LIBOR	1.068	Semi-Annual	02/10/2031		1,000	3	36	39	0	(2)
Receive	3-Month USD-LIBOR	1.400	Semi-Annual	03/02/2031		200	0	2	2	0	(1)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	03/02/2031		600	4	(4)	0	0	(1)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		1,300	(28)	(61)	(89)	3	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		12,000	(595)	359	(236)	18	(11)
Receive	3-Month USD-LIBOR	1.410	Semi-Annual	07/21/2031		1,000	(6)	16	10	0	(3)
Pay	3-Month USD-LIBOR	1.850	Semi-Annual	09/22/2031		800	0	25	25	2	0

Total Swap Agreements							$(720)	$1,088	$368	$36	$(55)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$10	$36	$46	$0	$0	$(55)	$(55)

Cash of $1,896 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.470%	11/01/2021	7,900	$ 5	$2

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.470	11/01/2021	7,900	6	2
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.520	11/01/2021	8,400	6	1

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.350	03/01/2022	16,300	16	12
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400	04/01/2022	16,300	19	17
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	05/02/2022	16,300	19	19

							$ 71	$53

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
SAL	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2051	$103.688	10/14/2021	500	$1	$0

Total Purchased Options					$72	$53

122	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720%	11/01/2021	16,600	$ (63)	$0

NGF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.573	10/14/2021	200	(1)	(1)

							$ (64)	$(1)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	$101.578	11/03/2021	1,000	$(4)	$0

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.531	11/03/2021	2,000	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.609	11/03/2021	1,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.555	12/06/2021	1,000	(4)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.555	12/06/2021	1,000	(2)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.602	10/07/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.813	10/07/2021	1,500	(4)	0

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 10/01/2051	102.430	10/14/2021	1,500	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.672	10/07/2021	1,000	(4)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.188	10/07/2021	1,000	(7)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.688	10/07/2021	1,000	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.734	10/07/2021	1,000	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.672	10/07/2021	1,000	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.219	11/03/2021	1,000	(4)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.336	11/03/2021	1,000	(4)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.473	11/03/2021	1,000	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.508	11/03/2021	1,000	(4)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.531	11/03/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.547	11/03/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.563	11/03/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.734	10/07/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.766	10/07/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.906	10/07/2021	1,000	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	104.320	10/07/2021	1,400	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2051	103.375	11/03/2021	2,500	(12)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 12/01/2051	103.988	12/06/2021	1,000	(2)	(2)

SAL	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.781	10/14/2021	500	(1)	(1)
	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.938	10/14/2021	500	(1)	(1)
	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2051	100.953	11/12/2021	1,000	(2)	(5)
	Put - OTC Ginnie Mae, TBA 2.500% due 10/01/2051	102.281	10/14/2021	500	(1)	0
	Put - OTC Ginnie Mae, TBA 2.500% due 11/01/2051	103.070	11/12/2021	1,000	(2)	(4)
	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2051	103.719	10/14/2021	1,500	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.031	10/07/2021	500	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.813	10/07/2021	7,500	(28)	(43)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.727	10/07/2021	1,000	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.031	10/07/2021	500	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.750	10/07/2021	800	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.656	11/03/2021	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.859	11/03/2021	1,500	(4)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.414	11/03/2021	1,500	(4)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.000	11/03/2021	1,000	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.156	11/03/2021	500	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.367	11/03/2021	500	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.391	11/03/2021	1,000	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.438	11/03/2021	500	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.484	11/03/2021	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.508	11/03/2021	1,000	(4)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.563	11/03/2021	500	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.566	11/03/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.656	11/03/2021	1,000	(4)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.859	11/03/2021	1,500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.891	12/06/2021	1,000	(4)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.922	12/06/2021	1,500	(5)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.156	12/06/2021	1,000	(4)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.703	12/06/2021	500	(2)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.891	12/06/2021	1,000	(2)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.922	12/06/2021	1,500	(3)	(4)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	123

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	$101.156	12/06/2021	1,000	$(2)	$(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	101.203	12/06/2021	500	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.977	10/07/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 12/01/2051	103.078	12/06/2021	500	(1)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 10/01/2051	104.016	10/07/2021	500	0	0

					$(202)	$(131)

Total Written Options					$(266)	$(132)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPS	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.450%	Maturity	10/19/2021	$5,000	$0	$(2)	$0	$(2)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.440	Maturity	11/02/2021	10,000	0	(5)	0	(5)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.440	Maturity	11/05/2021	10,000	0	(6)	0	(6)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.440	Maturity	11/10/2021	5,000	0	(3)	0	(3)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.480	Maturity	11/17/2021	5,000	0	(5)	0	(5)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.480	Maturity	11/18/2021	20,000	0	(22)	0	(22)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.480	Maturity	11/19/2021	5,000	0	(6)	0	(6)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.478	Maturity	11/26/2021	10,000	0	(11)	0	(11)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.478	Maturity	12/03/2021	5,000	0	(6)	0	(6)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.450	Maturity	12/16/2021	10,000	0	(10)	0	(10)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.450	Maturity	12/17/2021	30,000	0	(31)	0	(31)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.470	Maturity	01/06/2022	20,000	0	(28)	0	(28)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.470	Maturity	01/10/2022	10,000	0	(15)	0	(15)

Total Swap Agreements							$0	$(150)	$0	$(150)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BOA	$0	$2	$0	$2	$0	$0	$0	$0	$2	$0	$2
DUB	0	3	0	3	0	0	0	0	3	(10)	(7)
GSC	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)
JPM	0	0	0	0	0	(20)	0	(20)	(20)	0	(20)
JPS	0	0	0	0	0	0	(150)	(150)	(150)	0	(150)
MYC	0	48	0	48	0	0	0	0	48	0	48
NGF	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
SAL	0	0	0	0	0	(102)	0	(102)	(102)	0	(102)

Total Over the Counter	$0	$53	$0	$53	$0	$(132)	$(150)	$(282)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

124	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$10	$10
Swap Agreements	0	0	0	0	36	36

	$0	$0	$0	$0	$46	$46

Over the counter
Purchased Options	$0	$0	$0	$0	$53	$53

	$0	$0	$0	$0	$99	$99

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$55	$55

Over the counter
Written Options	$0	$0	$0	$0	$132	$132
Swap Agreements	0	0	0	0	150	150

	$0	$0	$0	$0	$282	$282

	$0	$0	$0	$0	$337	$337

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(106)	$(106)
Written Options	0	0	0	0	2	2
Swap Agreements	0	0	0	0	128	128

	$0	$0	$0	$0	$24	$24

Over the counter
Purchased Options	$0	$0	$0	$0	$(430)	$(430)
Written Options	0	0	0	0	856	856
Swap Agreements	0	0	0	0	187	187

	$0	$0	$0	$0	$613	$613

	$0	$0	$0	$0	$637	$637

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(4)	$(4)
Swap Agreements	0	0	0	0	(56)	(56)

	$0	$0	$0	$0	$(60)	$(60)

Over the counter
Purchased Options	$0	$0	$0	$0	$(408)	$(408)
Written Options	0	0	0	0	421	421
Swap Agreements	0	0	0	0	(47)	(47)

	$0	$0	$0	$0	$(34)	$(34)

	$0	$0	$0	$0	$(94)	$(94)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	125

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)	September 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$350	$0	$350
U.S. Government Agencies	0	276,060	0	276,060
Non-Agency Mortgage-Backed Securities	0	22,732	6,522	29,254
Asset-Backed Securities	0	43,230	0	43,230
U.S. Government Agencies	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	532	0	532

	$0	$342,904	$6,522	$349,426

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$15,151	$0	$0	$15,151

Total Investments	$15,151	$342,904	$6,522	$364,577

Short Sales, at Value - Liabilities
Non-Agency Mortgage-Backed Securities	0	(3,080)	0	(3,080)
U.S. Government Agencies	0	(37,517)	0	(37,517)

	$0	$(40,597)	$0	$(40,597)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$46	$0	$46
Over the counter	0	53	0	53

	$0	$99	$0	$99

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(55)	0	(55)
Over the counter	0	(282)	0	(282)

	$0	$(337)	$0	$(337)

Total Financial Derivative Instruments	$0	$(238)	$0	$(238)

Totals	$15,151	$302,069	$6,522	$323,742

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021 (1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$2,568	$4,128	$(135)	$0	$(4)	$(35)	$0	$0	$6,522	$(29)

Totals	$2,568	$4,128	$(135)	$0	$(4)	$(35)	$0	$0	$6,522	$(29)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs		Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$6,522	Proxy Pricing	Base Price	%	103.188 - 110.750	105.248

Total	$6,522

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

126	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	September 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 162.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		$1,395	$1,361

Total Loan Participations and Assignments (Cost $1,377)			1,361

CORPORATE BONDS & NOTES 0.5%

BANKING & FINANCE 0.4%

Alpha Bank S.A.
2.500% due 02/05/2023	EUR	2,600	3,107

Banca Carige SpA
0.951% (EUR003M + 1.500%) due 05/25/2022 ~		2,400	2,789

Banco La Hipotecaria S.A.
4.750% due 11/15/2022		$15,000	15,311

Physicians Realty LP
3.950% due 01/15/2028		2,784	3,060

Preferred Term Securities Ltd.
0.416% (US0003M + 0.300%) due 03/22/2037 ~		292	263
0.416% (US0003M + 0.300%) due 09/22/2037 ~		2,539	2,336
0.466% (US0003M + 0.350%) due 03/22/2038 ~		1,421	1,286
0.496% (US0003M + 0.380%) due 09/23/2035 ~		158	154
0.696% (US0003M + 0.580%) due 03/23/2035 ~		4,000	3,540

			31,846

INDUSTRIALS 0.1%

GlaxoSmithKline Capital, Inc.
3.625% due 05/15/2025		1,600	1,748

Times Square Hotel Trust
8.528% due 08/01/2026		2,147	2,327

			4,075

Total Corporate Bonds & Notes (Cost $33,218)			35,921

U.S. GOVERNMENT AGENCIES 84.2%

Fannie Mae
0.000% due 01/25/2033 - 05/25/2048 (b)(f)		19,048	17,244
0.200% due 02/25/2043 •(a)		5,026	49
0.255% due 01/25/2044 ~(a)		2,182	18
0.686% due 02/25/2024 •		2	2
0.744% due 09/25/2022 ~(a)		20,368	28
0.936% due 07/25/2038 •		543	556
1.000% due 06/25/2043 •(a)		4,391	166
1.467% due 04/25/2046 ~(a)		1,560	97
1.470% due 10/25/2046 ~(a)		439	22
1.500% due 03/25/2042		2,460	2,466
1.510% due 06/01/2028		3,860	3,882
1.536% due 07/25/2044 ~(a)		1,737	91
1.585% due 07/25/2052 ~(a)		1,318	61
1.587% due 03/25/2045 ~(a)		2,716	136
1.597% due 01/25/2045 ~(a)		1,263	66
1.709% due 07/25/2044 ~(a)		1,387	70
1.713% due 08/25/2055 ~(a)		1,268	64
1.728% due 04/25/2055 ~(a)		2,171	119
1.753% due 08/25/2054 ~(a)		886	61
1.798% due 08/25/2044 ~(a)		1,019	64
1.811% due 12/01/2034 •		143	149
1.877% due 09/25/2061 ~(a)		16,530	1,087
1.878% due 09/25/2045 ~(a)		1,445	78
1.885% due 07/25/2045 ~(a)		5,511	348
1.906% due 09/01/2043 •		2,329	2,437
1.970% due 01/01/2035 •		175	182
2.000% due 12/25/2042		87	76
2.100% due 01/01/2047 •		113	116
2.208% due 06/01/2035 •		30	30

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.310% due 01/01/2035 •	$425	$455
2.358% due 01/25/2031 ~(a)	10,033	1,368
2.500% due 12/25/2027 - 12/25/2050 (a)	24,213	2,130
2.540% due 08/01/2026	11,179	11,839
2.600% due 09/01/2024	15,400	15,672
2.650% due 06/01/2027	1,260	1,344
2.750% due 08/25/2047 •(a)	39,840	3,875
2.930% due 01/01/2031	1,207	1,313
2.950% due 07/01/2029 - 02/01/2030	9,401	10,076
3.000% due 12/25/2021 - 07/25/2051 (a)	201,747	23,195
3.000% due 09/25/2022 - 05/01/2058	66,269	70,914
3.000% due 04/01/2059 - 07/01/2060 (g)	85,279	91,648
3.030% due 07/01/2029	2,113	2,321
3.110% due 04/01/2024	8,500	9,025
3.225% due 04/01/2048 •	210	218
3.249% due 05/01/2047 •	1,163	1,216
3.355% due 05/25/2042 ~	25	26
3.358% due 08/25/2043 ~	28	29
3.430% due 03/01/2033	1,000	1,117
3.490% due 07/01/2026	3,856	4,235
3.500% due 10/25/2021 - 05/25/2051 (a)	214,896	29,075
3.500% due 01/25/2041 - 07/25/2043	1,494	1,573
3.523% due 08/01/2049 •	7,308	7,600
3.575% due 02/01/2026	12,198	12,938
3.614% due 06/01/2048 •	460	480
3.620% due 01/01/2029	4,775	5,393
3.626% due 12/01/2048 •	2,710	2,832
3.750% due 05/25/2033 - 01/25/2044	2,121	2,372
3.914% due 01/25/2033 •	3,525	3,435
3.930% due 02/01/2031	1,269	1,478
3.950% due 02/01/2031	1,075	1,255
3.975% due 06/01/2048 •	118	119
4.000% due 01/25/2033 - 09/25/2051 (a)	201,884	31,954
4.000% due 06/01/2033 - 06/25/2042	3,163	3,488
4.050% due 12/01/2028	3,688	4,225
4.064% due 02/25/2033 •	2,692	2,807
4.096% due 07/25/2044 ~(a)	24,073	2,704
4.371% due 01/25/2043 •	199	199
4.500% due 02/01/2038 - 04/01/2059	10,227	11,538
4.500% due 11/25/2044 - 07/25/2050 (a)	8,581	1,217
4.914% due 03/25/2047 •	256	257
4.914% due 06/25/2050 •(a)	11,425	1,994
5.000% due 11/01/2033 - 07/25/2040	193	221
5.000% due 01/25/2043 •	167	193
5.000% due 06/25/2050 (a)	4,077	611
5.297% due 03/25/2043 •	11,270	11,815
5.333% due 05/25/2051 •	12,128	12,689
5.500% due 02/25/2029 (a)	7	1
5.500% due 01/25/2032 ~(a)	154	21
5.500% due 12/25/2034 - 11/01/2036	2,484	2,809
5.514% due 06/25/2044 •(a)	5,004	670
5.597% due 03/25/2033 •	11,009	11,394
5.828% due 01/25/2043 •	239	247
5.864% due 10/25/2043 - 01/25/2050 •(a)	19,583	4,254
5.874% due 12/25/2036 •(a)	426	72
5.914% due 07/25/2046 - 11/25/2049 •(a)	119,236	23,842
5.934% due 09/25/2049 •(a)	6,447	800
5.964% due 10/25/2042 - 07/25/2059 •(a)	102,968	20,435
6.000% due 04/25/2032 - 02/25/2033 (a)	269	42
6.000% due 02/25/2034	121	139
6.013% due 10/25/2046 ~(a)	10,483	1,476
6.014% due 06/25/2037 - 07/25/2050 •(a)	93,462	17,367

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.064% due 09/25/2041 - 01/25/2049 •(a)	$55,644	$10,564
6.114% due 06/25/2040 - 06/25/2048 •(a)	49,686	9,970
6.114% due 05/25/2048 •	9,260	9,660
6.116% due 06/25/2048 ~	4,020	578
6.164% due 08/25/2041 - 02/25/2043 •(a)	24,918	3,816
6.300% due 06/25/2031 ~	41	41
6.344% due 03/25/2042 •(a)	1,321	290
6.366% due 09/25/2037 •(a)	2,850	456
6.500% due 04/25/2038 (a)	299	70
6.514% due 09/25/2040 - 09/25/2042 •(a)	6,920	1,302
6.564% due 05/25/2036 •(a)	974	240
6.614% due 10/25/2026 - 08/25/2040 •(a)	1,897	182
6.664% due 09/25/2039 •(a)	93	16
6.714% due 12/25/2032 - 11/25/2036 •(a)	2,854	561
6.814% due 04/25/2038 •(a)	562	114
7.000% due 12/25/2023 - 03/25/2049	74	92
7.014% due 10/25/2034 •(a)	1,137	178
7.352% due 08/25/2033 •	563	622
7.614% due 08/25/2034 •(a)	540	92
7.725% due 12/25/2042 - 10/25/2043 •	3,615	3,972
9.133% due 11/25/2042 - 10/25/2045 •	2,915	3,316
9.528% due 10/25/2041 •	56	60
9.628% due 11/25/2041 •	1,455	1,699
9.928% due 06/25/2043 •	2,590	2,787
10.125% due 05/25/2043 •	798	995
12.182% due 01/25/2041 •	4,141	5,424
12.488% due 03/25/2040 •	130	166
17.639% due 09/25/2024 •	5	5
19.557% due 09/25/2023 •	1	1
25.176% due 12/25/2036 •	74	103

Freddie Mac
0.000% due 03/15/2022 - 08/15/2057 (b)(f)	134,540	116,243
0.156% due 12/25/2036 •	25,971	25,015
0.446% due 10/15/2038 •	4,104	4,158
0.624% due 08/25/2022 ~(a)	94,771	170
0.732% due 07/25/2024 ~(a)	134,802	1,632
0.898% due 09/25/2022 ~(a)	40,078	244
1.054% due 04/25/2034 ~(a)	134,345	11,597
1.289% due 10/15/2037 ~(a)	492	21
1.406% due 10/15/2037 ~(a)	160	7
1.633% due 05/15/2037 ~(a)	340	16
1.727% due 10/15/2041 ~(a)	748	35
1.813% due 03/15/2037 ~(a)	443	26
1.819% due 08/15/2041 ~(a)	377	18
1.872% due 08/15/2036 ~(a)	709	35
1.883% due 10/15/2038 ~(a)	5,479	345
1.888% due 02/15/2038 ~(a)	810	38
1.899% due 11/15/2038 ~(a)	1,213	61
1.902% due 01/15/2038 ~(a)	3,873	247
1.909% due 04/15/2047 •(a)	15,660	811
1.983% due 11/15/2036 ~(a)	1,133	70
2.000% due 04/25/2031 - 01/25/2051 (a)	68,914	6,164
2.039% due 06/15/2038 ~(a)	866	57
2.214% due 07/15/2035 •	10,590	10,708
2.500% due 09/15/2027 - 03/25/2051 (a)	115,321	11,799
2.700% due 08/01/2023	16,776	16,891
2.750% due 11/25/2029	54,222	56,584
2.750% due 07/15/2047 •(a)	29,872	2,818
3.000% due 04/15/2027 - 03/25/2051 (a)	321,717	41,023
3.000% due 05/15/2034 ~(a)	779	62
3.000% due 09/25/2045 - 12/25/2046	4,055	4,095
3.020% due 10/25/2046 ~	1,752	1,782
3.050% due 12/25/2047 ~	697	714
3.314% due 12/15/2027 ~(a)	1,116	69
3.500% due 01/15/2032 - 08/25/2051 (a)	167,949	23,107

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	127

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 01/01/2038 - 04/15/2054	$31,867	$33,116
3.500% due 10/15/2047 ~(a)	1,170	180
3.554% due 09/25/2024 ~	13,400	12,328
4.000% due 02/15/2031 - 06/01/2048	91,914	99,572
4.000% due 01/15/2033 •	5,156	5,290
4.000% due 03/15/2042 - 06/25/2051 (a)	197,496	33,071
4.000% due 05/15/2049 ~(a)	715	109
4.125% due 06/15/2041 þ	9,247	10,225
4.200% due 11/15/2048 •(a)	223,020	19,740
4.416% due 08/15/2040 •(a)	2,696	308
4.450% due 12/15/2048 •	13,978	14,098
4.500% due 08/01/2030 - 06/01/2048	4,282	4,773
4.500% due 07/15/2042 - 07/25/2051 (a)	98,509	13,853
4.500% due 04/15/2044 •	265	264
4.671% due 12/15/2042 •	202	188
4.916% due 04/15/2042 •(a)	1,982	271
5.000% due 10/15/2042 •	574	646
5.000% due 09/15/2046 ~(a)	1,147	185
5.000% due 05/25/2048 (a)	8,895	1,220
5.000% due 03/01/2049	31,571	35,424
5.240% due 10/15/2042 •	1,131	1,092
5.297% due 11/15/2042 •	779	726
5.300% due 01/15/2043 •	848	790
5.480% due 03/15/2045 •	391	392
5.500% due 02/15/2033 - 01/01/2038	1,067	1,225
5.500% due 05/15/2041 •	40	44
5.806% due 09/15/2043 •(a)	12,298	2,615
5.874% due 02/15/2033 - 05/15/2033 •	3,973	4,162
5.914% due 04/25/2048 - 11/25/2049 •(a)	26,468	5,463
5.916% due 10/15/2036 - 08/15/2042 •(a)	29,713	5,616
5.964% due 04/25/2049 - 06/25/2050 •(a)	89,754	17,808
5.966% due 08/15/2041 - 09/15/2044 •(a)	11,012	2,086
6.000% due 07/15/2035	526	738
6.000% due 03/15/2044 (a)	336	76
6.014% due 06/25/2050 - 08/25/2050 •(a)	38,949	8,131
6.016% due 12/15/2042 - 02/15/2044 •(a)	14,352	2,917
6.064% due 05/25/2050 - 06/25/2050 •(a)	38,127	8,041
6.066% due 08/15/2025 - 10/15/2048 •(a)	52,126	8,298
6.114% due 07/25/2050 •(a)	34,736	8,380
6.116% due 01/15/2033 - 06/15/2048 •(a)	28,728	4,939
6.250% due 12/25/2050 •(a)	9,548	2,383
6.346% due 02/15/2037 •(a)	607	122
6.355% due 04/15/2032 •(a)	1,940	278
6.516% due 01/15/2041 •(a)	436	76
6.566% due 02/15/2032 - 03/15/2035 •(a)	1,023	117
6.616% due 09/15/2026 - 07/15/2042 •(a)	2,697	464
6.666% due 03/15/2037 •(a)	560	107
7.000% due 03/01/2039	27	32
7.287% due 12/15/2023 •(a)	137	8
7.500% due 06/15/2042 •	706	882
7.553% due 07/15/2043 •	132	138
7.728% due 12/15/2042 •	1,437	1,501
7.874% due 01/15/2033 •	1,251	1,450
7.916% due 06/15/2031 •(a)	132	25
8.063% due 09/17/2032 •	15	16
9.133% due 07/15/2037 - 08/15/2045 •	5,538	6,519
9.203% due 05/15/2043 •	663	760
9.286% due 10/25/2027 •	247	284
9.340% due 05/15/2024 •(a)	87	8
9.528% due 09/15/2041 •	904	998
9.633% due 10/15/2040 •	19	20

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.733% due 01/15/2041 •	$888	$1,104
10.836% due 03/25/2025 •	459	475
12.023% due 05/15/2033 •	12	14
12.037% due 05/15/2035 •	270	330
12.833% due 05/15/2033 •	5	6
14.209% due 02/15/2041 •	187	234
15.603% due 04/15/2043 •	717	770
15.656% due 05/15/2041 •	842	1,140
15.734% due 10/15/2033 •	204	267
16.278% due 11/15/2034 •	8	11
19.048% due 10/15/2023 •	11	12

Ginnie Mae
0.000% due 06/20/2040 - 11/16/2045 (b)(f)	34,055	32,299
0.000% due 04/16/2053 ~(a)	233	0
0.001% due 05/16/2050 ~(a)	3,618	0
0.031% due 08/16/2048 ~(a)	5,118	19
0.276% due 12/20/2042 ~	504	478
0.337% due 03/20/2041 •	578	578
0.540% due 11/20/2060 •	919	923
0.590% due 03/20/2061 •	370	371
0.610% due 08/20/2062 •	603	606
1.429% due 06/20/2042 ~(a)	1,655	83
1.446% due 11/20/2045 ~(a)	1,655	75
1.479% due 06/20/2042 ~(a)	1,570	68
1.493% due 09/20/2045 ~(a)	2,204	67
1.510% due 05/20/2047 ~(a)	10,866	559
1.518% due 08/20/2047 ~(a)	6,498	294
1.531% due 06/20/2046 ~(a)	4,255	214
1.536% due 12/20/2045 ~(a)	1,499	55
1.556% due 11/20/2046 ~(a)	525	30
1.592% due 07/20/2041 - 08/20/2045 ~(a)	2,857	118
1.613% due 07/20/2046 ~(a)	7,157	348
1.617% due 01/20/2047 ~(a)	6,977	295
1.625% due 05/20/2040 ~(a)	6,316	322
1.630% due 10/20/2046 ~(a)	6,118	279
1.632% due 04/20/2043 ~(a)	10,141	505
1.668% due 11/20/2046 ~(a)	7,134	285
1.678% due 06/20/2043 ~(a)	1,494	68
1.730% due 05/16/2053 ~(a)	102	3
2.125% due 10/20/2044 •	1,386	1,438
2.250% due 08/20/2045 •	981	1,018
2.500% due 10/20/2047 •(a)	11,066	838
2.500% due 09/20/2050 (a)	7,320	395
3.000% due 05/20/2039 - 06/20/2046 (a)	7,289	377
3.000% due 09/20/2046 - 11/20/2067	48,056	50,524
3.193% due 06/20/2049 •(a)	26,508	1,531
3.213% due 03/20/2048 •(a)	18,356	1,327
3.500% due 03/20/2042 - 04/15/2050	30,639	33,251
3.500% due 11/20/2042 - 09/20/2046 (a)	7,173	1,290
3.703% due 02/20/2049 •(a)	34,921	2,724
4.000% due 07/20/2039 - 09/20/2050	71,391	76,612
4.000% due 10/16/2044 (a)	1,528	167
4.000% due 11/20/2046 •	951	1,108
4.000% due 08/15/2047 (g)	273	297
4.500% due 07/20/2039 - 09/20/2048	14,006	15,003
4.500% due 12/16/2041 - 05/20/2043 (a)	1,790	224
5.000% due 08/20/2034 - 01/20/2049	2,173	2,361
5.000% due 05/16/2043 (a)	1,164	182
5.000% due 06/20/2045 - 08/20/2045 •	1,755	1,871
5.453% due 05/20/2049 •(a)	5,789	714
5.463% due 09/20/2043 •(a)	1,560	195
5.463% due 01/20/2044 •	1,331	1,331
5.500% due 02/20/2034 - 04/20/2040	187	209
5.500% due 11/16/2037 (a)	11	0
5.963% due 04/20/2046 - 09/20/2049 •(a)	65,245	11,876
5.965% due 06/16/2039 •(a)	1,192	143
6.000% due 07/20/2038 - 06/20/2041	325	380

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.013% due 01/20/2035 - 12/20/2048 •(a)	$12,023	$1,832
6.015% due 11/16/2034 •(a)	463	61
6.033% due 12/20/2035 •(a)	16,386	2,284
6.113% due 10/20/2047 - 09/20/2048 •(a)	20,163	3,468
6.115% due 03/16/2035 •(a)	3,183	381
6.163% due 02/20/2042 •(a)	7	0
6.163% due 04/20/2048 •	8,157	9,244
6.315% due 01/16/2038 •(a)	2,146	168
6.365% due 02/16/2040 •(a)	2,391	370
6.493% due 10/20/2033 •(a)	702	51
6.500% due 03/15/2035	560	656
6.613% due 05/20/2041 •(a)	2,090	320
7.500% due 11/15/2030	6	6
9.133% due 09/20/2045 •	323	348
9.425% due 12/20/2040 •	1,423	1,600
16.868% due 10/20/2045 •	740	901

Ginnie Mae, TBA
2.500% due 10/01/2051 - 12/01/2051	150,650	155,261
3.500% due 10/01/2051	1,070	1,125
4.000% due 11/01/2051 - 12/01/2051	282,700	300,257
4.500% due 10/01/2051	44,880	47,860

Uniform Mortgage-Backed Security
2.000% due 04/01/2036 (g)	63,822	66,161
2.500% due 01/01/2033 - 09/01/2051	323,673	336,221
2.500% due 12/01/2050 - 09/01/2051 (g)	258,376	268,457
3.000% due 04/01/2031 - 08/01/2051	166,756	177,802
3.000% due 02/01/2040 - 06/01/2051 (g)	1,109,277	1,185,442
3.500% due 10/01/2034 - 06/01/2051	132,980	142,965
3.500% due 11/01/2049 - 06/01/2051 (g)	140,006	150,611
4.000% due 12/01/2036 - 04/01/2050	220,727	240,071
4.000% due 05/01/2047 - 11/01/2049 (g)	104,413	112,457
4.500% due 04/01/2031 - 04/01/2049	29,372	32,430
4.500% due 01/01/2042 (g)	265	289
5.000% due 06/01/2048 - 03/01/2049	10,831	11,984

Uniform Mortgage-Backed Security, TBA
1.500% due 11/01/2036	162,000	163,418
2.000% due 10/01/2036 - 12/01/2051	279,200	279,395
2.500% due 11/01/2036 - 12/01/2051	813,450	836,470
3.000% due 10/01/2036 - 10/01/2051	81,575	85,804
3.500% due 10/01/2036 - 11/01/2051	90,700	96,698
4.000% due 10/01/2036 - 10/01/2051	152,465	161,671
4.500% due 10/01/2036	1,000	1,047
6.000% due 10/01/2051	2,000	2,245

Total U.S. Government Agencies (Cost $6,450,257)		6,426,956

U.S. TREASURY OBLIGATIONS 9.9%

U.S. Treasury Notes
1.750% due 03/31/2022 (i)(k)	22,900	23,094
1.750% due 05/31/2022 (g)(i)	69,340	70,117
1.750% due 07/15/2022 (i)(k)	2,760	2,796
1.750% due 09/30/2022 (g)	57,200	58,155
1.750% due 01/31/2023 (i)(k)	25,350	25,891
1.875% due 08/31/2022 (g)	57,200	58,141
2.000% due 07/31/2022 (i)(k)	37,500	38,099
2.000% due 10/31/2022 (g)	64,100	65,421
2.000% due 11/30/2022 (k)	15,000	15,329
2.125% due 06/30/2022 (g)	100,300	101,832
2.250% due 08/15/2027 (g)	21,700	23,071

128	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 01/31/2023 (g)		$61,800	$63,636
2.375% due 05/15/2029		75,500	81,064
2.500% due 03/31/2023 (i)		45,750	47,339
2.625% due 06/30/2023 (g)(i)		25,000	26,045
2.625% due 02/15/2029 (g)		42,420	46,262
2.750% due 06/30/2025 (i)(k)		5,100	5,482
2.750% due 02/15/2028 (i)(k)		3,300	3,611

Total U.S. Treasury Obligations (Cost $737,488)			755,385

NON-AGENCY MORTGAGE-BACKED SECURITIES 39.5%

Adjustable Rate Mortgage Trust
1.036% due 09/25/2035 •		3,979	3,832
1.236% due 02/25/2035 •		8,063	7,915

American Home Mortgage Assets Trust
0.546% due 06/25/2037 •		6,940	6,455
0.666% due 08/25/2037 ^•		10,672	10,294
2.811% due 01/25/2036 ~		1,165	949

American Home Mortgage Investment Trust
0.486% due 03/25/2046 •		5,677	5,559
0.939% due 06/25/2045 •		5,135	5,282
2.153% due 06/25/2045 •		108	109

Anthracite Ltd.
5.678% due 06/20/2041		6,316	442

AREIT Trust
1.920% due 07/17/2026 «•(c)		10,000	9,999

Ashford Hospitality Trust
1.334% due 04/15/2035 •		8,335	8,336
1.484% due 04/15/2035 •		15,035	14,945
1.534% due 06/15/2035 •		11,950	11,968
1.934% due 06/15/2035 •		2,300	2,303
2.184% due 04/15/2035 •		13,939	13,844
2.834% due 06/15/2035 •		5,700	5,696

Atrium Hotel Portfolio Trust
1.734% due 12/15/2036 •		8,800	8,802

Avon Finance PLC
1.550% due 09/20/2048 •	GBP	17,700	23,887
2.050% due 09/20/2048 •		17,700	23,879
2.550% due 09/20/2048 •		13,100	17,675

BAMLL Commercial Mortgage Securities Trust
1.684% due 04/15/2036 •		$3,000	2,982
2.084% due 03/15/2034 •		3,319	3,314
2.100% due 09/15/2038 •		4,000	4,009
2.850% due 09/15/2038 •		5,000	5,022

Banc of America Alternative Loan Trust
0.446% due 06/25/2037 •		376	286
6.000% due 06/25/2046 ^		1,975	1,813
6.554% due 06/25/2037 ^•(a)		404	76

Banc of America Commercial Mortgage Trust
6.016% due 02/10/2051 ~		3,337	3,418
6.067% due 02/10/2051 ~		2,624	2,639

Banc of America Funding Trust
0.254% due 01/27/2035 •		7,410	7,345
0.295% due 05/26/2037 •		36,095	34,421
2.807% due 02/20/2036 ^~		934	920
3.411% due 01/20/2047 ^~		219	212
6.000% due 09/25/2036		21	22

Banc of America Mortgage Trust
2.545% due 05/25/2034 ~		29	30
2.714% due 04/25/2035 ^~		2,721	2,806
2.726% due 06/25/2034 ~		51	52
3.185% due 11/20/2046 ^~		78	75

Barclays Commercial Mortgage Securities Trust
1.275% due 07/15/2037 •		2,600	2,605
1.975% due 07/15/2037 •		7,000	7,015
2.475% due 07/15/2037 •		10,600	10,615

BCAP LLC Trust
0.254% due 01/26/2037 ~		3,153	2,928
2.807% due 02/26/2036 ~		4,897	4,811

Bear Stearns Adjustable Rate Mortgage Trust
2.234% due 12/25/2046 ^•		480	434
2.259% due 12/25/2046 •		2,155	2,053
2.858% due 10/25/2036 ^~		237	231
3.072% due 05/25/2037 ~		3,060	3,035

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
0.406% due 02/25/2034 •		$33	$32
0.406% due 08/25/2036 ^•		5,933	5,673
0.586% due 01/25/2036 ^•		913	1,121
2.910% due 09/25/2035 ^~		539	419
3.057% due 11/25/2035 ^~		850	743
3.094% due 08/25/2036 ^~		6,614	5,639
3.264% due 04/25/2035 ~		67	62

Bear Stearns Commercial Mortgage Securities Trust
5.312% due 06/11/2041 ~		83	84
5.657% due 10/12/2041 ~		242	245

Bear Stearns Mortgage Funding Trust
0.546% due 09/25/2046 ^•		103	105

Bear Stearns Structured Products, Inc. Trust
2.708% due 01/26/2036 ^~		2,394	2,034

Beast Mortgage Trust
1.700% due 03/15/2036 •		3,000	3,009
2.200% due 03/15/2036 •		2,940	2,950
2.750% due 03/15/2036 •		3,000	3,011

Beneria Cowen & Pritzer Collateral Funding Corp.
1.680% due 06/15/2038 •		5,000	4,975
2.576% due 06/15/2038 •		12,750	12,696

BHP Trust
1.855% due 08/15/2036 •		7,700	7,694
2.652% due 08/15/2036 •		5,810	5,798

BPCRE Ltd.
1.634% due 02/15/2037 •		17,000	17,019
1.984% due 02/15/2037 •		19,000	19,022

BWAY Mortgage Trust
2.284% due 09/15/2036 •		6,000	6,015
2.934% due 09/15/2036 •		7,000	7,018

BX Commercial Mortgage Trust
0.834% due 11/15/2035 •		11,390	11,407
1.284% due 04/15/2034 •		2,500	2,472
1.304% due 05/15/2030 •		3,900	3,897
1.734% due 04/15/2034 •		11,733	11,589

BXP Trust
3.379% due 06/13/2039		10,300	11,199

Cascade Funding Mortgage Trust
1.374% due 02/25/2031 ~		7,250	7,244
1.847% due 02/25/2031 ~		9,000	8,985

CD Mortgage Trust
3.431% due 08/15/2050		4,600	5,037

Chase Mortgage Finance Trust
2.797% due 02/25/2037 ~		62	64

ChaseFlex Trust
0.426% due 05/25/2037 •		1,544	1,502
0.436% due 02/25/2037 •		4,983	1,648
0.486% due 05/25/2037 •		8,700	8,186

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
0.386% due 08/25/2037 •		2,998	2,817

Chester B1 Issuer PLC
1.350% (SONIA3M IR + 1.300%) due 01/17/2058 ~	GBP	1,000	1,353
1.650% (SONIA3M IR + 1.600%) due 01/17/2058 ~		1,100	1,486

Citigroup Commercial Mortgage Trust
1.884% due 12/15/2036 •		$796	790
2.034% due 02/15/2039 •		11,720	12,147
2.084% due 02/15/2039 •		6,446	6,488
2.234% due 02/15/2039 •		28,335	28,466
2.435% due 02/15/2039 •		36,351	36,439
3.778% due 09/10/2058		13,800	15,079

Citigroup Mortgage Loan Trust
2.470% due 05/25/2035 •		4	4
2.500% due 05/25/2051 ~		36,217	36,784
2.520% due 03/25/2036 ^•		28	28
2.628% due 02/20/2036 ~		4,026	3,792
3.076% due 06/27/2037 ~		7,028	6,565
3.228% due 09/25/2059 þ		4,027	4,035
3.258% due 04/25/2066 ~		3,479	3,509
6.000% due 08/25/2037 ~		1,950	1,187

Citigroup Mortgage Loan Trust, Inc.
3.316% due 08/25/2035 ^~		713	730

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colony Mortgage Capital Ltd.
1.562% due 11/15/2038 •	$5,000	$5,008

Commercial Mortgage Lease-Backed Certificates
8.123% due 06/20/2031 ~	9,526	9,982

Commercial Mortgage Trust
1.648% due 12/10/2045 ~(a)	5,218	72

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	45	36

Countrywide Alternative Loan Trust
0.226% due 04/25/2047 •	372	343
0.326% due 06/25/2036 •	2,530	2,513
0.446% due 11/25/2036 •	2,930	3,256
0.466% due 09/25/2046 ^•	2,550	2,514
0.486% due 06/25/2036 ^•	1,655	803
0.646% due 08/25/2047 ^•	3,673	3,565
0.724% due 11/20/2035 •	284	276
0.727% due 12/20/2035 •	1,837	1,759
0.786% due 05/25/2036 •	202	98
1.492% due 08/25/2035 •	4,026	3,942
1.592% due 09/25/2035 •	410	401
1.935% due 03/25/2047 ^•	99	87
2.142% due 10/20/2035 •	1,308	1,054
2.747% due 05/25/2036 ~	2,139	2,026
5.500% due 07/25/2035	6,187	5,788
5.514% due 06/25/2036 •(a)	1,638	371
6.000% due 07/25/2036 ^	19,048	12,496
6.000% due 08/25/2036	1,777	1,816
6.000% due 08/25/2036 •	1,434	1,465
6.000% due 04/25/2037 ^	2,844	2,059
6.000% due 04/25/2037	4,486	2,964
6.000% due 07/25/2037	13,509	9,071
6.500% due 12/25/2036	9,758	6,691
6.864% due 10/25/2037 ^•(a)	6,616	2,083

Countrywide Home Loan Mortgage Pass-Through Trust
0.746% due 02/25/2035 •	451	457
2.544% due 01/25/2036 ~	54	50
2.815% due 01/25/2036 ^~	1,781	1,715
2.844% due 02/25/2047 ^~	602	581
2.983% due 03/25/2037 ^~	452	432
3.081% due 11/25/2037 ~	1,338	1,339
4.500% due 05/01/2034	226	228
5.500% due 01/25/2035	258	266
5.750% due 05/25/2037 ^	26	16
5.750% due 07/25/2037 ^	1,550	1,128
6.000% due 01/25/2038	284	191
6.250% due 09/25/2037 ^	79	65
6.500% due 10/25/2037 ^	10,264	5,069
6.500% due 11/25/2037 ^	4,585	2,529

Countrywide Home Loan Reperforming REMIC Trust
0.426% due 01/25/2036 •	251	248
4.702% due 01/25/2034 ^~	3,452	3,427
7.500% due 06/25/2035 ^	497	532

Credit Suisse Commercial Mortgage Trust
5.796% due 01/15/2049 ^~(d)	2,500	3,661

Credit Suisse Mortgage Capital Certificates
3.013% due 09/27/2047 ~	1,295	1,322
3.053% due 01/26/2047 ~	3,111	1,966
6.113% due 10/26/2036 ~	675	665
6.250% due 05/26/2048	6,483	5,486

Credit Suisse Mortgage Capital Trust
1.796% due 12/27/2060 ~	30,916	31,046
1.884% due 07/15/2038 •	4,000	4,009
1.926% due 06/27/2061 «	36,200	36,216
2.384% due 07/15/2038 •	5,000	5,013
2.500% due 07/25/2056 ~	2,584	2,633
2.691% due 03/25/2060 ~	10,122	10,250
2.961% due 10/27/2059 ~	11,009	11,095
2.984% due 07/15/2038 •	10,000	10,031
2.986% due 12/26/2059 ~	2,352	2,366
3.006% due 07/25/2050 ~	3,977	4,073
3.023% due 08/25/2060 ~	3,371	3,421
4.787% due 05/27/2053 ~	2,250	2,457

CRSNT Commercial Mortgage Trust
1.290% due 04/15/2036 •	24,753	24,805
1.640% due 04/15/2036 •	10,913	10,938
2.090% due 04/15/2036 •	17,000	17,044

CSAIL Commercial Mortgage Trust
2.968% due 12/15/2052	3,100	3,295

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	129

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.386% due 03/25/2037 ^•		$1,224	$1,241
0.386% due 09/25/2047 ^•		19,055	18,716
0.566% due 01/25/2047 •		1,883	1,832

DOLP Trust
3.704% due 05/10/2041 ~		41,940	42,640

DROP Mortgage Trust
1.780% due 04/15/2026 •		5,000	5,019
2.330% due 04/15/2026 •		3,200	3,216

Ellington Financial Mortgage Trust
2.296% due 06/25/2066 ~		2,200	2,211

Eurosail PLC
0.837% due 09/13/2045 •	GBP	1,186	1,563

Extended Stay America Trust
1.464% due 07/15/2038 •		$34,819	35,036
1.784% due 07/15/2038 •		35,018	35,330
2.334% due 07/15/2038 •		39,594	40,174

Fannie Mae
5.964% due 07/25/2049 •(a)		7,036	1,007

First Horizon Alternative Mortgage Securities Trust
2.105% due 07/25/2036 ~		133	127

First Horizon Mortgage Pass-Through Trust
2.709% due 11/25/2035 ~		13	12
2.754% due 08/25/2035 ~		94	74

Freddie Mac
0.700% due 01/25/2034 •		2,111	2,112
0.700% due 01/25/2051 •		1,097	1,097
1.700% due 01/25/2034 •		2,250	2,270
1.850% due 01/25/2051 •		3,000	3,012
2.150% due 10/25/2033 •		3,500	3,575
2.850% due 10/25/2050 •		2,332	2,363
4.000% due 11/25/2049 (a)		7,293	1,126
4.500% due 10/25/2051 (a)		18,145	2,909

GCAT
2.565% due 05/25/2066		9,952	9,938

GCAT LLC
2.611% due 12/25/2025 þ		3,837	3,860
2.981% due 09/25/2025 þ		2,763	2,790

GCCFC Commercial Mortgage Trust
1.334% due 02/15/2038 •		10,000	10,012
1.784% due 02/15/2038 •		9,800	9,806

Global Mortgage Securitization Ltd.
0.356% due 04/25/2032 •		1,441	1,409

GMAC Mortgage Corp. Loan Trust
2.875% due 05/25/2035 ~		10	10

GPMT Ltd.
1.687% due 07/16/2035 •		15,000	15,027
2.037% due 07/16/2035 •		5,000	5,009
2.487% due 07/16/2035 •		10,000	10,017

Great Hall Mortgages PLC
0.252% due 06/18/2039 •		419	414

GreenPoint Mortgage Funding Trust
0.316% due 02/25/2037 •		11,609	11,490

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	11,290	12,846

GS Mortgage Securities Corp. Trust
1.284% due 07/15/2031 •		$11,605	11,542
1.334% due 07/15/2025 •		1,606	1,607
1.534% due 07/15/2025 •		4,346	4,345
1.534% due 07/15/2031 •		3,293	3,255
1.734% due 12/15/2036 •		4,115	4,111
1.784% due 08/15/2032 •		1,860	1,859
1.814% due 06/15/2038 •		4,000	4,007
1.884% due 07/15/2025 •		4,646	4,642
2.084% due 06/15/2038 •		5,000	5,008
4.579% due 10/10/2032		26,200	26,336

GS Mortgage Securities Trust
0.887% due 08/10/2043 ~(a)		15,034	182
3.932% due 10/10/2035 ~		11,300	11,627

GS Mortgage-Backed Securities Corp. Trust
2.300% due 07/25/2061 ~		17,128	16,949
3.207% due 07/25/2061 ~		5,664	5,606
4.211% due 07/25/2061 ~		2,039	2,018

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~		3,668	3,715
2.500% due 02/25/2052 ~		12,311	12,528

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 01/25/2059 ~		$18,306	$19,168

GSMPS Mortgage Loan Trust
0.436% due 01/25/2036 •		650	548
0.486% due 04/25/2036 •		6,574	5,747
3.441% due 03/25/2035 ~		4,024	4,188
3.469% due 01/25/2036 ~		3,387	3,370

GSMSC Resecuritization Trust
2.886% due 06/26/2037 ~		5,159	4,934

GSR Mortgage Loan Trust
6.250% due 08/25/2036 ^		758	385

Harben Finance PLC
0.868% due 08/20/2056 •	GBP	466	628

HarborView Mortgage Loan Trust
0.277% due 01/19/2038 •		$17,434	16,924
0.292% due 12/19/2036 •		4,719	4,479
0.507% due 11/19/2036 •		5,023	4,770
0.707% due 08/19/2045 •		36	37
1.992% due 09/19/2035 •		5,069	4,642
2.092% due 10/19/2035 •		21,401	15,201
2.117% due 04/19/2034 ~		80	77

Harvest Commercial Capital Loan Trust
3.290% due 09/25/2046 ~		4,056	4,079

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	43,441	58,798

Hilton Orlando Trust
1.534% due 12/15/2034 •		$5,000	5,002
1.934% due 12/15/2034 •		22,027	22,012

Homestar Mortgage Acceptance Corp.
0.881% due 03/25/2034 •		2,668	2,670

HPLY Trust
1.684% due 11/15/2036 •		3,527	3,523
2.084% due 11/15/2036 •		16,917	16,902
2.434% due 11/15/2036 •		275	274

HSI Asset Loan Obligation Trust
0.456% due 12/25/2036 •		790	129
6.544% due 12/25/2036 •(a)		773	168

HSI Asset Securitization Corp. Trust
0.896% due 07/25/2035 •		8,036	8,166

Impac Secured Assets Trust
0.646% due 08/25/2036 •		1,830	1,806
0.786% due 05/25/2036 •		11	11

IMS Ecuadorian Mortgage Trust
3.400% due 08/18/2043		2,000	2,094

Independence Plaza Trust
3.911% due 07/10/2035		18,830	19,782

IndyMac Mortgage Loan Trust
0.266% due 02/25/2037 ^•		2,377	2,378
0.486% due 10/25/2036 •		8	8
0.866% due 12/25/2034 •		348	300
2.439% due 08/25/2035 ~		46	44
2.631% due 09/25/2036 ^~		2,688	2,406
2.894% due 09/25/2036 ^~		171	158
2.914% due 06/25/2037 ^~		13,193	10,831

Jefferies Resecuritization Trust
5.704% due 06/25/2047 ~		733	672

JP Morgan Alternative Loan Trust
0.406% due 11/25/2036 ^•		1,779	1,716
6.000% due 12/27/2036		3,057	2,227

JP Morgan Chase Commercial Mortgage Securities Trust
1.384% due 06/15/2032 •		2,080	2,082
1.534% due 02/15/2035 •		1,076	1,078
1.684% due 06/15/2032 •		9,063	9,075
2.184% due 06/15/2032 •		12,298	12,318
2.224% due 10/15/2032 •		3,900	3,870
3.184% due 03/15/2036 •		4,000	4,015
5.337% due 05/15/2047		22,969	20,385
5.855% due 06/12/2043 ~		388	391
6.044% due 01/12/2038 ~		967	981

JP Morgan Mortgage Trust
1.000% due 11/25/2051 «		131,000	134,243
2.306% due 07/25/2035 ~		4	4
2.500% due 11/25/2051 «		133,300	136,926
2.825% due 04/25/2035 ~		19	19
2.838% due 11/25/2035 ~		3,493	3,379
3.005% due 06/25/2036 ~		4,144	3,579

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.145% due 01/25/2037 ~	$2,626	$2,501
7.000% due 08/25/2037 ^	1,089	789

JP Morgan Resecuritization Trust
6.000% due 08/26/2036 ~	3,077	3,144
6.000% due 09/26/2036 ~	5,159	4,389

JPMorgan Chase Commercial Mortgage Securities Corp.
2.194% due 05/15/2034 •	5,000	5,019

JPMorgan Chase Commercial Mortgage Securities Trust
1.834% due 03/15/2036 •	1,900	1,905
2.384% due 03/15/2036 •	19,450	19,508

JPMorgan Mortgage Trust
3.000% due 01/25/2052 ~	131,038	135,483

KREST Commercial Mortgage Securities Trust
3.024% due 11/05/2044 ~	17,515	16,807

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	6,246	6,675
4.250% due 09/29/2046 «	33,142	36,269

La Hipotecaria Panamanian Mortgage Trust
2.750% due 09/08/2039 «•	4,919	5,065
3.508% due 11/24/2042 «•	11,420	12,082

LB-UBS Commercial Mortgage Trust
0.253% due 02/15/2040 ~(a)	2,961	0
5.111% due 07/15/2040 ~	2,609	2,650

Legacy Mortgage Asset Trust
1.650% due 11/25/2060 þ	7,904	7,902
1.750% due 07/25/2061 þ	10,028	10,047
1.892% due 10/25/2066 þ	6,697	6,714
1.991% due 09/25/2060 ~	6,543	6,570
2.734% due 01/25/2060 þ	2,110	2,129
3.000% due 06/25/2059 þ	3,150	3,164
3.250% due 11/25/2059 þ	239	240

Lehman Mortgage Trust
0.406% due 08/25/2036 ^•	120	87
0.536% due 11/25/2036 •	27,984	6,202
5.750% due 02/25/2037 ^	4,610	3,927
6.464% due 11/25/2036 •(a)	17,587	4,778

Lehman XS Trust
0.326% due 08/25/2036 ^•	121	139
0.446% due 12/25/2036 •	2,740	2,862
0.546% due 04/25/2046 ^•	4,079	4,411
0.986% due 08/25/2047 ^•	2,574	2,369

LoanCore Issuer Ltd.
1.414% due 07/15/2035 •	8,900	8,899

Luminent Mortgage Trust
0.546% due 05/25/2037 ^•	39	38

MASTR Asset Securitization Trust
6.250% due 01/25/2038	585	433

MASTR Reperforming Loan Trust
6.000% due 08/25/2034	1,021	785
7.000% due 07/25/2035	2,559	2,310

Merrill Lynch Mortgage Investors Trust
2.543% due 02/25/2036 ^~	455	354

Merrill Lynch Mortgage Trust
5.342% due 11/12/2037 ~	15	15

MF1 Multifamily Housing Mortgage Loan Trust
1.364% due 07/15/2036 •	20,000	20,031

MFA Trust
2.306% due 04/25/2065 ~	8,966	8,963

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,819	1,867
2.750% due 08/25/2059 ~	9,563	9,846

ML-CFC Commercial Mortgage Trust
5.324% due 12/12/2049 ~	336	336

Morgan Stanley Bank of America Merrill Lynch Trust
1.044% due 12/15/2048 ~(a)	7,353	68

Morgan Stanley Capital Trust
1.334% due 11/15/2034 •	2,500	2,502
1.484% due 11/15/2034 •	4,000	3,997
2.509% due 04/05/2042 ~	18,600	19,057
5.495% due 11/14/2042 ~	768	762
5.574% due 11/12/2049 ~	2,093	1,596
5.676% due 10/12/2052 ~	737	770
6.215% due 06/11/2042 ~	4,200	4,235

130	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
0.986% due 02/25/2036 ^•		$253	$240
2.470% due 12/25/2035 ~		5,103	4,957
2.983% due 09/25/2035 ^~		65	54
5.500% due 10/25/2037 ^		494	501
5.701% due 02/25/2047 þ		2,483	1,369

Morgan Stanley Re-REMIC Trust
0.264% due 02/26/2037 •		11,437	11,410

Mortgage Equity Conversion Asset Trust
0.560% due 02/25/2042 «•		4,526	4,392
0.570% due 01/25/2042 •		21,963	21,053
0.580% due 05/25/2042 •		11,391	10,987

MortgageIT Securities Corp. Mortgage Loan Trust
0.316% due 06/25/2047 •		2,842	2,844

Nationslink Funding Corp. Commercial Loan Pass-Through Certificates
5.000% due 01/22/2026		82	83

Natixis Commercial Mortgage Securities Trust
3.622% due 05/15/2039		10,180	11,135

New Residential Mortgage Loan Trust
2.201% due 10/25/2058 ~		10,000	9,996
2.750% due 07/25/2059 ~		35,549	36,780
2.750% due 11/25/2059 ~		288	297
3.008% due 10/25/2058 ~		5,500	5,470
3.500% due 10/25/2059 ~		3,518	3,685
3.963% due 10/25/2058 ~		2,500	2,486

New York Mortgage Trust
0.416% due 08/25/2035 •		801	792

One Bryant Park Trust
2.516% due 09/15/2054		50,000	51,564

Preferred Residential Securities PLC
1.070% due 12/15/2043 •	GBP	2,635	3,469

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ		$17,702	17,697

RBSGC Mortgage Loan Trust
0.386% due 01/25/2037 •		20,705	5,051

RBSSP Resecuritization Trust
2.516% due 12/25/2035 ~		2,990	2,953
6.000% due 06/26/2037 ~		243	220

RCO Mortgage LLC
1.868% due 05/26/2026 þ		3,912	3,918

Ready Capital Mortgage Financing LLC
1.386% due 04/25/2038 •		5,000	5,011
1.836% due 04/25/2038 •		10,000	10,022
2.336% due 04/25/2038 •		5,000	5,013

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	12,206	9,890
3.650% due 08/12/2053		8,300	7,011

Residential Accredit Loans, Inc. Trust
0.226% due 01/25/2037 •		$2,356	2,347
0.276% due 05/25/2037 •		4,449	4,313
0.386% due 08/25/2035 •		146	126
0.436% due 08/25/2035 ^•		829	702
0.486% due 06/25/2037 •		3,378	2,555
0.486% due 10/25/2046 •		1,108	1,100
0.886% due 10/25/2045 •		123	107
1.014% due 10/25/2037 ~		5,089	4,998
1.452% due 09/25/2045 •		2,545	2,513
3.501% due 05/25/2035 ^~		63	43
6.514% due 06/25/2037 •(a)		3,378	707
8.000% due 04/25/2036 ^•		177	168

Residential Asset Securitization Trust
6.250% due 08/25/2036		497	436

Residential Funding Mortgage Securities, Inc. Trust
3.766% due 04/25/2037 ~		236	210

RESIMAC Bastille Trust
0.933% due 12/05/2059 •		277	277

Ripon Mortgages PLC
0.868% due 08/20/2056 •	GBP	934	1,260
1.568% due 08/20/2056 •		8,100	10,936

RiverView HECM Trust
0.356% due 05/25/2047 •		$5,741	5,258

Seasoned Credit Risk Transfer Trust
4.250% due 11/25/2059 ~		1,100	1,153

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sequoia Mortgage Trust
3.037% due 07/20/2037 ~		$86	$73

SFO Commercial Mortgage Trust
1.584% due 05/15/2038 •		5,500	5,529
1.884% due 05/15/2038 •		8,000	8,048
2.484% due 05/15/2038 •		5,500	5,549

Stanlington PLC
1.067% due 06/12/2046 •	GBP	354	478

Starwood Mortgage Residential Trust
2.175% due 05/25/2065 ~		$6,564	6,564

Stratton Mortgage Funding PLC
1.550% due 07/20/2060 •	GBP	24,700	33,636
2.050% due 07/20/2060 •		6,500	8,887
2.550% due 07/20/2060 •		7,600	10,429
3.050% due 07/20/2060 •		10,900	14,851

Structured Adjustable Rate Mortgage Loan Trust
0.386% due 02/25/2037 •		$3,359	3,426
1.061% due 08/25/2035 •		7,468	7,346
2.386% due 12/25/2037 ^•		3,066	3,106
2.825% due 08/25/2035 ~		374	363
2.887% due 05/25/2035 ~		1,321	1,125

Structured Asset Mortgage Investments Trust
0.446% due 07/25/2046 •		64	57
0.466% due 07/25/2046 ^•		4,343	3,566
0.526% due 05/25/2036 •		430	424

Structured Asset Securities Corp.
0.336% due 07/25/2035 •		779	751
0.346% due 11/25/2035 •		7,347	6,918
3.163% due 01/25/2036 ~		1,792	1,760
4.274% due 11/25/2035 ~(a)		7,347	843

Structured Asset Securities Corp. Mortgage Loan Trust
0.376% due 10/25/2036 •		230	210

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.233% due 09/25/2033 ~		49	51

STWD Mortgage Trust
1.784% due 04/15/2034 •		5,000	5,022
2.334% due 04/15/2034 •		9,200	9,240

Tharaldson Hotel Portfolio Trust
1.333% due 11/11/2034 •		8,652	8,657
1.583% due 11/11/2034 •		2,997	2,996

Thornburg Mortgage Securities Trust
0.986% due 03/25/2044 •		20	20
1.529% due 03/25/2037 ^•		5,171	4,884

Towd Point Mortgage Funding
0.950% due 07/20/2045 •	GBP	17,647	23,865
1.250% due 02/20/2054 •		873	1,182

Towd Point Mortgage Funding PLC
0.868% (BP0003M + 0.800%) due 02/20/2045 ~		391	528
1.097% due 10/20/2051 •		8,155	11,079
1.472% due 10/20/2051 •		11,700	15,773

UBS-Barclays Commercial Mortgage Trust
0.316% due 08/10/2049 ~(a)		$178,586	361

VASA Trust
1.334% due 07/15/2039 •		11,000	11,022
1.834% due 07/15/2039 •		16,314	16,351
2.184% due 07/15/2039 •		11,635	11,664

VMC Finance LLC
1.537% due 06/16/2036 •		6,000	6,019
1.887% due 06/16/2036 •		7,000	7,023
2.337% due 06/16/2036 •		3,000	3,009

Wachovia Bank Commercial Mortgage Trust
5.841% due 02/15/2051 ~		1,285	998

WaMu Commercial Mortgage Securities Trust
1.731% due 11/23/2043 ~		2,150	2,158
2.201% due 12/27/2049 ~		224	225
2.356% due 12/27/2049 ~		7,369	7,321

WaMu Mortgage Pass-Through Certificates Trust
0.826% due 11/25/2034 •		724	705
0.862% due 04/25/2047 ^•		833	774
0.866% due 10/25/2044 •		2,400	2,382
0.902% due 07/25/2047 •		585	533
1.513% due 01/25/2047 •		6,144	6,156
2.749% due 01/25/2035 ~		3,955	4,039

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.924% due 07/25/2037 ^~		$79	$80
3.096% due 07/25/2037 ^~		43	44
3.114% due 12/25/2036 ^~		892	888
3.152% due 12/25/2035 ^~		488	445
3.287% due 03/25/2037 ^~		5,204	5,275

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (f)	GBP	0	698
1.000% due 12/21/2049 •		16,609	22,477
1.700% due 12/21/2049 •		2,387	3,235
2.200% due 12/21/2049 •		1,193	1,618
2.700% due 12/21/2049 •		682	924
3.200% due 12/21/2049 •		682	921

Washington Mutual Mortgage Pass-Through Certificates Trust
0.586% due 02/25/2036 •		$244	214
0.792% due 01/25/2047 •		1,712	1,541
4.149% due 09/25/2036 ^þ		5,612	2,303
5.750% due 11/25/2035 ^		837	868
6.500% due 03/25/2036 ^		7,670	6,457

Wells Fargo Alternative Loan Trust
0.626% due 03/25/2037 ^•		474	416

Wells Fargo Commercial Mortgage Trust
0.933% due 12/13/2031 •		11,140	11,055
1.183% due 12/13/2031 •		9,273	9,124
1.824% due 02/15/2037 •		3,600	3,592
1.928% due 12/13/2031 •		220	210
2.652% due 08/15/2049		600	631

Wells Fargo Mortgage-Backed Securities Trust
0.586% due 06/25/2037 ^•		55	49
2.700% due 11/25/2037 ^~		5,288	5,284

ZH Trust
2.349% due 10/17/2027 (c)		38,300	38,491

Total Non-Agency Mortgage-Backed Securities (Cost $2,996,725)			3,015,529

ASSET-BACKED SECURITIES 28.7%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ		6,559	6,564

Accredited Mortgage Loan Trust
0.346% due 09/25/2036 •		7,677	7,604
0.486% due 12/25/2035 •		4,270	4,274
0.566% due 09/25/2035 •		3,157	3,155

Accunia European CLO DAC
0.950% due 07/15/2030 •	EUR	2,065	2,394

ACE Securities Corp. Home Equity Loan Trust
0.206% due 02/25/2037 •		$3,787	2,125
0.346% due 10/25/2036 •		6,055	3,007
0.386% due 12/25/2036 •		4,185	3,062
0.526% due 01/25/2037 •		5,237	1,764
0.686% due 02/25/2036 •		1,248	1,246
0.701% due 12/25/2035 •		12,899	12,894
1.061% due 11/25/2033 •		2,960	2,957
1.256% due 02/25/2035 •		12,385	12,466

Adams Mill CLO Ltd.
1.226% due 07/15/2026 •		176	177

Aegis Asset-Backed Securities Trust
0.786% due 03/25/2035 •		5,991	5,992
1.031% due 06/25/2035 •		4,000	3,285

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
1.916% due 12/25/2034 •		1,844	1,853

American Credit Acceptance Receivables Trust
4.840% due 04/14/2025		7,500	7,868

American Money Management Corp. CLO Ltd.
1.078% due 11/10/2030 •		25,400	25,399

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.761% due 07/25/2035 •		241	241
1.001% due 01/25/2035 •		5,152	5,168
1.106% due 01/25/2036 •		5,000	4,847
2.036% due 06/25/2034 •		583	590

Arbor Realty Commercial Real Estate Notes Ltd.
1.234% due 05/15/2037 •		3,700	3,703

Argent Securities Trust
0.386% due 07/25/2036 •		15,995	15,211
0.466% due 03/25/2036 •		3,046	2,951

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	131

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asset-Backed Funding Certificates Trust
1.336% due 06/25/2034 •		$1,207	$1,209

Asset-Backed Securities Corp. Home Equity Loan Trust
0.166% due 05/25/2037 •		372	301
0.306% due 12/25/2036 •		9,200	8,561
0.586% due 03/25/2036 •		1,546	1,459
1.046% due 11/25/2033 •		2,666	2,616

Assurant CLO Ltd.
1.384% due 10/20/2029 •		5,500	5,500

Ayresome CDO Ltd.
0.445% due 12/08/2045 •		2,541	2,506

Bayview Financial Asset Trust
0.536% due 03/25/2037 •		4,795	4,544

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		804	811

Bear Stearns Asset-Backed Securities Trust
0.236% due 11/25/2036 •		2,166	2,124
0.286% due 12/25/2036 •		1,605	1,605
0.566% due 07/25/2036 •		10,308	10,228
0.941% due 07/25/2034 •		4,499	4,483
1.166% due 12/25/2035 •		5,090	4,330
1.286% due 06/25/2036 •		5,925	5,945
2.386% due 09/25/2033 •		147	79
6.000% due 03/25/2036		6,304	4,558
6.500% due 09/25/2046		16,965	7,121

Birch Grove CLO Ltd.
1.246% due 06/15/2031 •		32,620	32,661

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	125	144

Black Diamond CLO Ltd.
0.860% due 01/20/2032 •		2,800	3,247

Blackrock European CLO DAC
0.620% due 10/15/2031 •		6,900	7,972

BlueMountain Fuji EUR CLO DAC
0.720% due 01/15/2031 •		5,700	6,590
1.050% due 01/15/2031		500	578

BNC Mortgage Loan Trust
0.306% due 03/25/2037 •		$29,581	25,561
0.376% due 05/25/2037 •		10,000	8,693

BNPP AM Euro CLO
0.650% due 10/15/2031 •	EUR	250	290

Business Loan Express Business Loan Trust
0.376% due 09/25/2038 •		$1,677	1,621

Cairn CLO DAC
0.780% due 10/15/2031 •	EUR	5,000	5,800

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		6,700	7,769

Carlyle Global Market Strategies CLO Ltd.
1.132% due 07/28/2028 •		$2,588	2,591

Carrington Mortgage Loan Trust
0.306% due 10/25/2036 •		11,809	10,397

Catamaran CLO Ltd.
0.979% due 01/27/2028 •		2,431	2,432

Centex Home Equity Loan Trust
1.046% due 03/25/2035 •		1,653	1,633

CIT Mortgage Loan Trust
1.586% due 10/25/2037 •		4,200	4,289

Citicorp Residential Mortgage Trust
4.904% due 06/25/2037 þ		8,996	7,799

Citigroup Mortgage Loan Trust
0.226% due 12/25/2036 •		115	115
0.236% due 12/25/2036 •		3,299	1,705
0.266% due 01/25/2037 •		2,992	2,666
0.346% due 08/25/2036 •		5,740	5,708
0.346% due 07/25/2045 •		6,623	5,815
0.386% due 10/25/2036 •		6,890	5,057
0.406% due 09/25/2036 •		444	384

Citigroup Mortgage Loan Trust, Inc.
0.761% due 10/25/2035 ^•		4,025	4,036

College Avenue Student Loans LLC
1.286% due 12/26/2047 •		1,959	1,974
1.736% due 11/26/2046 •		4,006	4,053
4.130% due 12/26/2047		2,689	2,824

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Columbia Cent CLO Ltd.
1.275% due 10/25/2028 •		$4,316	$4,322

Commonbond Student Loan Trust
1.980% due 08/25/2050		9,176	9,324

Conseco Finance Corp.
6.280% due 09/01/2030		3,347	3,478

Conseco Finance Securitizations Corp.
8.310% due 05/01/2032 ~		19,650	5,876

Countrywide Asset-Backed Certificates
0.226% due 06/25/2037 •		6,651	6,354
0.226% due 07/25/2037 ^•		1,323	1,303
0.226% due 06/25/2047 •		2,359	2,292
0.226% due 06/25/2047 ^•		22,601	21,786
0.236% due 05/25/2037 •		370	370
0.266% due 06/25/2047 •		10	10
0.286% due 09/25/2047 ^•		869	851
0.306% due 09/25/2037 ^•		476	490
0.306% due 09/25/2047 ^•		1,900	1,850
0.336% due 02/25/2036 •		1,570	1,543
0.346% due 12/25/2036 ^•		1,053	1,050
0.376% due 01/25/2037 •		16,600	15,691
0.566% due 04/25/2036 ^•		247	233
0.641% due 07/25/2036 •		14,425	13,254
0.686% due 07/25/2036 •		9	9
1.031% due 11/25/2034 •		1,986	1,987
1.031% due 02/25/2036 •		3,915	3,933
1.106% due 10/25/2032 •		4,144	4,158
1.166% due 01/25/2036 •		14,300	14,334

Countrywide Asset-Backed Certificates Trust
0.246% due 03/25/2037 •		134	134
0.326% due 03/25/2037 •		21,060	20,410
0.346% due 09/25/2046 •		3,100	2,977
0.566% due 10/25/2046 •		6,804	6,684
0.586% due 04/25/2046 ^•		3,100	3,041
0.986% due 05/25/2036 •		2,070	2,068

Countrywide Asset-Backed Certificates Trust, Inc.
0.826% due 08/25/2047 •		1,537	1,521
0.886% due 08/25/2047 •		96	95
0.986% due 10/25/2034 •		506	502

Credit-Based Asset Servicing & Securitization CBO Ltd.
0.395% due 02/16/2041 •		248,640	9,592
0.456% due 12/15/2034 •		17,491	2,843

Credit-Based Asset Servicing & Securitization LLC
0.212% due 07/25/2037 •		123	99
0.386% due 05/25/2036 •		3,085	2,520
0.566% due 05/25/2036 •		4,943	4,093
6.250% due 10/25/2036 þ		235	238

Credit-Based Asset Servicing & Securitization Trust
0.146% due 11/25/2036 •		2,265	1,339

Crown City CLO
1.514% due 01/20/2032 •		1,100	1,103

CSAB Mortgage-Backed Trust
6.500% due 11/25/2036 ^þ		63	16

CVC Cordatus Loan Fund DAC
0.650% due 07/21/2030 •	EUR	700	811
0.650% due 10/15/2031 •		7,500	8,688

CWHEQ Revolving Home Equity Loan Trust
0.264% due 05/15/2036 •		$3,449	3,404

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	6,500	7,496
1.650% due 04/15/2033		5,600	6,500

Dryden Senior Loan Fund
1.146% due 04/15/2029 •		$13,342	13,359

ECMC Group Student Loan Trust
1.086% due 07/25/2069 •		6,817	6,936

Ellington Loan Acquisition Trust
1.136% due 05/25/2037 •		2,540	2,555
1.186% due 05/25/2037 •		5,354	5,371
1.586% due 05/25/2037 •		6,450	6,467

EMC Mortgage Loan Trust
1.186% due 08/25/2040 •		644	646

Encore Credit Receivables Trust
1.121% due 10/25/2035 •		3,552	3,477

Equifirst Loan Securitization Trust
0.276% due 04/25/2037 •		11,605	11,308

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	4,300	$4,958
1.400% due 04/24/2034 •		2,200	2,554
1.600% due 04/24/2034		2,800	3,250

Exeter Automobile Receivables Trust
4.680% due 05/15/2026		$8,180	8,659

First Franklin Mortgage Loan Trust
0.196% due 12/25/2037 •		1,865	1,840
0.246% due 11/25/2036 •		2,898	2,873
0.406% due 04/25/2036 •		3,105	3,055
0.656% due 02/25/2036 •		5,500	5,281
0.836% due 12/25/2035 •		12,050	12,042
1.736% due 01/25/2035 •		5,671	5,670

Flagship Credit Auto Trust
5.100% due 05/15/2025		7,181	7,448
5.510% due 11/17/2025		9,350	9,830

Fremont Home Loan Trust
0.226% due 01/25/2037 •		13,017	8,680
0.246% due 08/25/2036 •		23,385	10,345
0.406% due 05/25/2036 •		17,638	13,294
1.016% due 04/25/2035 •		10,249	10,171

Galaxy CLO Ltd.
1.096% due 10/15/2030 •		15,100	15,119

Gallatin CLO Ltd.
1.184% due 01/21/2028 •		1,989	1,990

GE-WMC Mortgage Securities Trust
0.386% due 08/25/2036 •		14,422	8,684

Glacier Funding CDO Ltd.
0.834% due 11/12/2042 •		704	703

Goodgreen Trust
3.930% due 10/15/2053 ~		7,835	8,287

Greystone Commercial Real Estate Notes Ltd.
1.264% due 09/15/2037 •		13,600	13,606

GSAA Home Equity Trust
0.546% due 04/25/2047 •		6,977	4,312
0.686% due 05/25/2047 •		389	303
1.961% due 02/25/2035 •		900	949
6.000% due 08/25/2047 ^		372	364

GSAMP Trust
0.206% due 12/25/2036 •		885	551
0.226% due 12/25/2036 •		6,255	4,063
0.236% due 08/25/2036 •		1,793	1,624
0.971% due 07/25/2045 •		4,400	4,405

Harley Marine Financing LLC
5.682% due 05/15/2043 «		13,685	13,258

Harvest CLO DAC
0.960% due 10/20/2031 •	EUR	7,500	8,674

Harvest SBA Loan Trust
2.334% due 08/25/2044 •		$8,181	7,963

Hildene CLO Ltd.
1.479% due 10/10/2038 •		19,479	19,204

Home Equity Asset Trust
0.791% due 01/25/2036 •		17,500	17,156
1.061% due 12/25/2034 •		962	959

Home Equity Mortgage Loan Asset-Backed Trust
0.326% due 08/25/2036 •		7,500	6,880
0.326% due 04/25/2037 •		5,280	4,237

HSI Asset Securitization Corp. Trust
0.236% due 12/25/2036 •		5,869	5,524
0.276% due 01/25/2037 •		2,723	2,368
0.286% due 07/25/2036 •		7,688	4,492
0.866% due 11/25/2035 •		1,107	1,105

IndyMac Mortgage Loan Trust
0.226% due 07/25/2036 •		12,132	4,637

Invitation Homes Trust
1.184% due 01/17/2038 •		58,407	58,604

JP Morgan Mortgage Acquisition Corp.
0.596% due 02/25/2036 ^•		6,855	6,830

JP Morgan Mortgage Acquisition Trust
0.296% due 10/25/2036 •		1,929	1,920

Jubilee CLO BV
0.600% due 04/15/2030 •	EUR	1,900	2,196
0.610% due 04/15/2030 •		5,300	6,128
0.650% due 04/15/2031 •		4,600	5,312
1.650% due 04/15/2031		1,700	1,975

132	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Laurelin DAC
1.800% due 10/20/2031	EUR	10,500	$12,184

Legacy Mortgage Asset Trust
1.835% due 01/28/2070 •		$17,066	17,240
3.438% due 05/25/2059 þ		1,975	1,979

Lehman XS Trust
0.326% due 02/25/2037 •		8,836	8,903
0.406% due 02/25/2037 •		3,282	3,308

LoanCore Issuer Ltd.
1.214% due 05/15/2036 •		9,808	9,815

Long Beach Mortgage Loan Trust
0.246% due 10/25/2036 •		20,546	8,706
0.376% due 07/25/2036 •		11,278	9,200
0.386% due 05/25/2036 •		1,518	1,037
0.406% due 09/25/2036 •		22,592	9,002
0.791% due 11/25/2035 •		8,230	8,061
0.881% due 06/25/2034 •		56	56
1.361% due 02/25/2035 •		700	703

LP Credit Card ABS Master Trust
1.638% due 08/20/2024 •		1,818	1,818

Mackay Shields EURO CLO DAC
1.550% due 08/15/2033 •	EUR	700	812

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •		1,388	1,605

MAPS Ltd.
4.212% due 05/15/2043		$5,951	6,011

Marathon CLO Ltd.
1.276% due 04/15/2029 •		15,000	15,027

MASTR Asset-Backed Securities Trust
0.246% due 10/25/2036 •		2,530	1,700
0.256% due 10/25/2036 •		282	281
0.316% due 01/25/2037 •		11,283	4,509
0.326% due 10/25/2036 •		8,703	8,315
0.386% due 06/25/2036 •		11,044	6,031
0.446% due 02/25/2036 •		5,538	2,843
0.666% due 12/25/2035 •		1,186	1,183
0.836% due 10/25/2035 ^•		5,547	5,608

Merrill Lynch Mortgage Investors Trust
0.226% due 04/25/2047 •		5,052	2,872
0.231% due 08/25/2037 •		9,561	9,295
0.276% due 04/25/2047 •		5,463	3,120
0.306% due 08/25/2037 •		520	340
0.386% due 08/25/2037 •		28,090	18,513
0.606% due 06/25/2035 •		214	213
0.806% due 06/25/2035 •		371	368

MF1 Ltd.
1.845% due 10/18/2036 •		10,000	10,025

MFA Trust
2.363% due 03/25/2060 þ		7,540	7,550

Morgan Stanley ABS Capital, Inc. Trust
0.146% due 05/25/2037 •		4,851	4,250
0.186% due 10/25/2036 •		7,535	4,470
0.296% due 01/25/2037 •		4,457	2,782
0.316% due 09/25/2036 •		5,673	3,338
0.881% due 01/25/2035 •		9,880	9,850
1.016% due 07/25/2034 •		100	100
1.136% due 04/25/2035 •		200	200
1.986% due 02/25/2047 •		3,292	3,162

Morgan Stanley IXIS Real Estate Capital Trust
0.156% due 11/25/2036 •		10,512	4,750
0.236% due 11/25/2036 •		13,693	6,263
0.386% due 07/25/2036 •		18,492	10,012

Morgan Stanley Mortgage Loan Trust
0.566% due 04/25/2037 •		1,666	693
6.226% due 10/25/2036 ^þ		2,634	1,128

Mountain View CLO LLC
1.216% due 10/16/2029 •		13,500	13,503

Mountain View CLO Ltd.
0.926% due 10/15/2026 •		141	141
0.949% due 10/13/2027 •		5,317	5,324

MP CLO Ltd.
1.024% due 10/18/2028 •		36,999	37,044

Nassau Ltd.
1.276% due 10/15/2029 •		18,500	18,505

Navient Private Education Refi Loan Trust
1.690% due 05/15/2069		12,380	12,511

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Student Loan Trust
0.886% due 07/26/2066 •	$13,883	$13,979

New Century Home Equity Loan Trust
1.031% due 06/25/2035 •	1,332	1,333

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.701% due 02/25/2036 •	519	520

NovaStar Mortgage Funding Trust
2.186% due 12/25/2034 •	120	123

OCP CLO Ltd.
0.926% due 07/15/2027 •	1,217	1,217

Option One Mortgage Loan Trust
0.216% due 07/25/2037 •	2,648	2,305
0.266% due 04/25/2037 •	195	136
0.821% due 05/25/2035 •	3,000	2,978

Option One Mortgage Loan Trust Asset-Backed Certificates
0.776% due 11/25/2035 •	12,224	12,178

OZLM Ltd.
1.814% due 07/20/2032 •	9,750	9,755
1.828% due 10/20/2031 •(c)	4,885	4,885

Palisades CDO Ltd.
0.788% due 07/22/2039 •	6,091	6,066

Palmer Square Loan Funding Ltd.
1.025% due 11/15/2026 •	636	636
1.025% due 10/24/2027 •	6,369	6,372
1.104% due 04/20/2027 •	4,609	4,611

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.106% due 10/25/2034 •	554	582
1.211% due 10/25/2034 •	21,500	21,715
1.961% due 09/25/2034 •	331	335
2.186% due 09/25/2034 •	9,136	9,246

People’s Choice Home Loan Securities Trust
0.971% due 06/25/2034 •	4,955	4,934

Popular ABS Mortgage Pass-Through Trust
0.416% due 07/25/2036 •	6,344	6,286

PRET LLC
1.744% due 07/25/2051 þ	15,825	15,863
1.868% due 07/25/2051 þ	12,808	12,814

RAAC Trust
0.686% due 06/25/2044 •	35	32
0.786% due 03/25/2034 •	92	93
1.586% due 09/25/2047 •	5,900	5,927

Renaissance Home Equity Loan Trust
0.364% due 05/25/2036 þ	3,165	2,263
5.473% due 01/25/2037 þ	9,150	4,690
5.608% due 05/25/2036 þ	6,872	4,600
5.746% due 05/25/2036 þ	2,185	1,497
6.166% due 05/25/2036 þ	3,454	2,531

Residential Asset Mortgage Products Trust
0.766% due 12/25/2035 •	8,988	8,642
1.336% due 10/25/2034 •	5,015	4,957

Residential Asset Securities Corp. Trust
0.336% due 04/25/2037 •	30	30
0.386% due 07/25/2036 •	863	861
0.546% due 06/25/2036 •	12,669	12,489
1.091% due 05/25/2035 •	3,794	3,787
1.121% due 08/25/2035 •	11,600	11,592

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	16,890	16,705

Saranac CLO Ltd.
1.725% due 06/22/2030 •	9,879	9,892

Saxon Asset Securities Trust
0.396% due 09/25/2037 •	1,969	1,946
0.836% due 11/25/2035 •	8,753	8,723

Sculptor CLO Ltd.
1.404% due 01/15/2031 •	16,200	16,195

Securitized Asset-Backed Receivables LLC Trust
0.206% due 09/25/2036 •	3,216	2,803
0.266% due 07/25/2036 •	3,467	1,649
0.406% due 09/25/2036 •	28,097	25,047
0.566% due 09/25/2036 •	5,139	4,663
0.701% due 01/25/2035 •	10,938	10,793

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan Trust
0.001% due 07/25/2039 •	EUR	824	$947
0.006% due 12/15/2033 •		1,078	1,198
0.725% due 10/25/2029 •		$3,063	3,064

SoFi Consumer Loan Program LLC
3.260% due 08/25/2025		112	113

SoFi Professional Loan Program LLC
2.630% due 07/25/2040		1,386	1,405
2.650% due 09/25/2040		490	500

Sound Point CLO Ltd.
1.105% due 07/25/2030 •		10,000	10,005
1.128% due 01/23/2029 •		22,944	22,950
1.885% due 07/20/2032 •		9,250	9,250

Soundview Home Loan Trust
0.196% due 01/25/2037 •		3,075	2,674
0.256% due 07/25/2037 •		342	325
0.646% due 05/25/2036 •		20,752	20,707
1.076% due 06/25/2035 •		4,885	5,087

Specialty Underwriting & Residential Finance Trust
0.236% due 09/25/2037 •		1,179	975
0.436% due 03/25/2037 •		347	259

Sprite Ltd.
4.250% due 12/15/2037		2,676	2,662

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		136	136

START Ireland
4.089% due 03/15/2044		4,353	4,365

Starwood Commercial Mortgage Trust
1.244% due 07/15/2038 •		25,400	25,416

Store Master Funding LLC
4.290% due 10/20/2048		4,178	4,468

Structured Asset Investment Loan Trust
0.259% due 07/25/2036 •		1,709	1,240
0.686% due 04/25/2036 •		37,292	22,582
0.886% due 04/25/2034 •		4,212	4,191

Structured Asset Securities Corp. Mortgage Loan Trust
0.221% due 07/25/2036 •		492	488
0.221% due 02/25/2037 •		17,711	17,221
0.406% due 12/25/2036 •		28,031	27,260
0.506% due 02/25/2037 •		8,804	8,688

STWD Ltd.
1.884% due 04/18/2038 •		5,000	5,005
2.184% due 04/18/2038 •		7,825	7,851

Symphony CLO Ltd.
1.083% due 07/14/2026 •		10,257	10,270

Taberna Preferred Funding Ltd.
0.461% due 05/05/2038 •		2,668	2,482
0.481% due 12/05/2036 •		30,998	26,659
0.551% due 11/05/2035 •		2,048	1,823

Telos CLO Ltd.
1.084% due 04/17/2028 •		5,784	5,791

Terwin Mortgage Trust
0.586% due 05/25/2038 •		6,791	4,653

THL Credit Wind River Clo Ltd.
1.734% due 04/15/2031 •		13,250	13,250

Thunderbolt Aircraft Lease Ltd.
4.147% due 09/15/2038 þ		20,070	19,987

TICP CLO Ltd.
0.974% due 04/20/2028 •		12,842	12,858

Toro ABS CDO Ltd.
0.375% due 02/07/2042 •		266,354	12,178

Towd Point Mortgage Trust
1.086% due 05/25/2058 •		1,143	1,153
1.086% due 10/25/2059 •		8,430	8,507
3.000% due 06/25/2058 ~		3,744	3,890
3.000% due 11/25/2058 ~		2,364	2,400
3.750% due 11/25/2059 ~		6,404	6,367
4.000% due 11/25/2059 ~		4,785	4,751
4.170% due 11/25/2058 ~		834	834
4.400% due 11/25/2058 ~		9,718	9,763
4.500% due 10/25/2058 ~		7,508	7,540
4.750% due 11/25/2058 ~		18,438	18,663

Tralee CLO Ltd.
1.244% due 10/20/2028 •		1,870	1,872
1.834% due 10/20/2028 •		3,150	3,127

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	133

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trinitas CLO Ltd.
1.155% due 10/25/2028 •	$11,040	$11,054

Tropic CDO Ltd.
0.446% due 07/15/2036 •	9,903	9,160
0.876% due 04/15/2034 •	82	81

U.S. Capital Funding Ltd.
0.399% due 10/10/2040 •	852	758

Venture CLO Ltd.
1.006% due 04/15/2027 •	4,328	4,329
1.115% due 09/07/2030 •	20,000	19,984
1.151% due 08/28/2029 •	18,700	18,705
1.154% due 04/20/2029 •	9,882	9,886
1.186% due 07/15/2031 •	5,700	5,700

Vibrant CLO Ltd.
1.778% due 07/20/2032 •	12,125	12,125

Vibrant Clo Ltd.
1.870% due 07/20/2032 •	23,200	23,182

Voya CLO Ltd.
1.034% due 07/20/2029 •	56,254	56,240
1.541% due 10/15/2030 •	4,000	4,000

Wells Fargo Home Equity Asset-Backed Securities Trust
2.186% due 11/25/2035 •	10,324	10,764

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WhiteHorse Ltd.
1.064% due 04/17/2027 •	$38	$38

Z Capital Credit Partners CLO Ltd.
1.076% due 07/16/2027 •	1,099	1,101

Zais CLO Ltd.
1.276% due 04/15/2028 •	1,015	1,016

Total Asset-Backed Securities (Cost $2,182,057)		2,193,812

SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.043% due 02/17/2022 (e)(f)(k)	5,209	5,208

Total Short-Term Instruments (Cost $5,208)		5,208

Total Investments in Securities (Cost $12,406,330)		12,434,172

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.4%

SHORT-TERM INSTRUMENTS 1.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.4%

PIMCO Short-Term Floating NAV Portfolio III	10,794,467	$106,455

Total Short-Term Instruments (Cost $106,443)		106,455

Total Investments in Affiliates (Cost $106,443)		106,455

Total Investments 164.3% (Cost $12,512,773)		$12,540,627

Financial Derivative Instruments (h)(j) (0.1)% (Cost or Premiums, net $(46,040))		(11,383)

Other Assets and Liabilities, net (64.2)%		(4,896,233)

Net Assets 100.0%		$7,633,011

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.070%	09/14/2021	10/14/2021	$(289,086)	$(289,095)
	0.070	09/16/2021	10/14/2021	(31,138)	(31,139)
	0.070	09/17/2021	10/14/2021	(20,248)	(20,249)
CIB	0.070	09/14/2021	10/14/2021	(732,414)	(732,438)
FAR	0.070	09/14/2021	10/14/2021	(685,908)	(685,931)
RCY	0.070	09/17/2021	10/04/2021	(493,479)	(493,493)

Total Reverse Repurchase Agreements					$(2,252,345)

134	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (15.7)%
Ginnie Mae, TBA	3.000%	11/01/2051	$19,000	$(19,848)	$(19,819)
Ginnie Mae, TBA	3.500	11/01/2051	26,850	(28,249)	(28,243)
Uniform Mortgage-Backed Security, TBA	2.000	10/01/2036	42,500	(43,949)	(43,773)
Uniform Mortgage-Backed Security, TBA	2.000	11/01/2036	54,000	(55,536)	(55,544)
Uniform Mortgage-Backed Security, TBA	2.000	10/01/2051	174,600	(175,436)	(175,084)
Uniform Mortgage-Backed Security, TBA	2.500	12/01/2050	133,300	(137,633)	(136,867)
Uniform Mortgage-Backed Security, TBA	2.500	11/01/2051	267,100	(276,251)	(274,894)
Uniform Mortgage-Backed Security, TBA	3.000	12/01/2051	57,550	(60,176)	(60,046)
Uniform Mortgage-Backed Security, TBA	3.500	10/01/2051	3,500	(3,705)	(3,704)
Uniform Mortgage-Backed Security, TBA	3.500	11/01/2051	1,000	(1,058)	(1,058)
Uniform Mortgage-Backed Security, TBA	4.000	10/01/2051	370,900	(397,361)	(397,406)

Total Short Sales (15.7)%				$(1,199,202)	$(1,196,438)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(340,483)	$0	$(340,483)	$350,570	$10,087
CIB	0	(732,438)	0	(732,438)	751,526	19,088
FAR	0	(685,931)	0	(685,931)	713,784	27,853
RCY	0	(493,493)	0	(493,493)	491,390	(2,103)

Total Borrowings and Other Financing Transactions	$0	$(2,252,345)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(1,758,852)	$0	$0	$(1,758,852)
U.S. Treasury Obligations	0	(493,493)	0	0	(493,493)

Total Borrowings	$0	$(2,252,345)	$0	$0	$(2,252,345)

Payable for reverse repurchase agreements					$(2,252,345)

(g)	Securities with an aggregate market value of $2,309,502 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(1,982,430) at a weighted average interest rate of 0.061%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	03/2022	4,273	$1,066,701	$1,276	$107	$0
U.S. Treasury 10-Year Note December Futures	12/2021	7,337	965,618	(12,406)	1,031	0

				$(11,130)	$1,138	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	135

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2022	1,578	$(392,547)	$449	$0	$(39)
90-Day Eurodollar June Futures	06/2022	1,113	(277,680)	(461)	0	(28)
90-Day Eurodollar March Futures	03/2023	1,578	(392,015)	854	0	(39)
90-Day Eurodollar September Futures	09/2022	1,699	(423,412)	(102)	0	(43)

				$740	$0	$(149)

Total Futures Contracts				$(10,390)	$1,138	$(149)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day USD-Federal Funds Rate Compounded-OIS	0.100%	Annual	01/13/2023	$	2,614,600	$188	$1,101	$1,289	$32	$0
Receive(1)	1-Day USD-Federal Funds Rate Compounded-OIS	0.200	Annual	04/29/2023		338,200	15	128	143	0	(16)
Receive(1)	3-Month USD-LIBOR	0.500	Semi-Annual	12/15/2023		1,756,900	(580)	69	(511)	227	0
Receive	3-Month USD-LIBOR	0.300	Semi-Annual	03/30/2024		10,400	3	55	58	0	(1)
Receive(1)	3-Month USD-LIBOR	0.750	Semi-Annual	12/15/2024		961,800	(786)	687	(99)	0	(615)
Receive(1)	3-Month USD-LIBOR	0.830	Semi-Annual	10/22/2026		68,600	0	891	891	0	(79)
Receive (1)	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		290,800	(3,276)	1,675	(1,601)	0	(343)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		7,400	40	575	615	10	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		351,240	(18,424)	507	(17,917)	450	0
Pay(1)	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		594,200	6,864	(2,474)	4,390	880	0
Receive(1)	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		594,100	(9,340)	4,230	(5,110)	0	(1,179)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		3,550	(233)	(8)	(241)	8	0
Receive	3-Month USD-LIBOR	1.493	Semi-Annual	06/23/2031		51,400	(132)	147	15	0	(127)
Receive	3-Month USD-LIBOR	1.528	Semi-Annual	07/14/2031		96,500	(613)	460	(153)	0	(247)
Receive	3-Month USD-LIBOR	1.498	Semi-Annual	07/15/2031		56,000	(345)	418	73	0	(143)
Receive	3-Month USD-LIBOR	1.508	Semi-Annual	07/15/2031		68,600	(319)	343	24	0	(176)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	07/16/2031		68,600	(298)	701	403	0	(175)
Receive	3-Month USD-LIBOR	1.410	Semi-Annual	07/21/2031		40,500	(255)	659	404	0	(103)
Receive	3-Month USD-LIBOR	1.440	Semi-Annual	07/21/2031		68,600	(305)	634	329	0	(183)
Receive	3-Month USD-LIBOR	1.405	Semi-Annual	07/28/2031		68,600	(261)	1,002	741	0	(175)
Receive	3-Month USD-LIBOR	1.425	Semi-Annual	09/03/2031		95,100	(458)	1,493	1,035	0	(240)
Pay	3-Month USD-LIBOR	1.850	Semi-Annual	09/22/2031		43,100	0	1,329	1,329	118	0
Pay	3-Month USD-LIBOR	1.501	Semi-Annual	09/29/2031		70,000	(392)	37	(355)	178	0
Pay(1)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		10,600	291	(142)	149	27	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	4,900	90	19	109	0	0
Receive(1)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		21,000	(403)	346	(57)	2	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,000	111	44	155	6	0

							$(28,818)	$14,926	$(13,892)	$1,938	$(3,802)

Total Swap Agreements							$(28,818)	$14,926	$(13,892)	$1,938	$(3,802)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,138	$1,938	$3,076	$0	$(149)	$(3,802)	$(3,951)

(i)

Securities with an aggregate market value of $91,824 and cash of $5,889 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

136	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021		$294,204	GBP	217,584	$0	$(1,032)
	11/2021	GBP	217,584		$294,217	1,034	0
	11/2021		$749	CAD	949	0	(1)

BPS	11/2021	CAD	20,561		$16,430	198	0

BRC	10/2021	GBP	218,807		299,943	5,123	0

CBK	10/2021		$1,378	EUR	1,165	0	(29)
	11/2021	EUR	2,397		$2,828	49	0

IND	10/2021		$40	GBP	29	0	(1)

JPM	10/2021		1,072	EUR	903	0	(25)

RBC	11/2021		392	CAD	500	3	0

SCX	10/2021	EUR	110,361		$130,357	2,521	0
	11/2021		108,293		125,574	64	0

SSB	10/2021		$1,637	GBP	1,194	0	(28)

Total Forward Foreign Currency Contracts						$8,992	$(1,116)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.470%	11/01/2021	404,800	$283	$90
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.280	06/29/2023	107,720	5,731	5,561

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.383	10/07/2021	143,000	1,287	2,452
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.473	10/07/2021	143,000	858	1,344

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400	05/19/2027	236,100	1,334	711
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.356	10/07/2021	140,500	984	1,627
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.378	10/07/2021	141,000	973	2,158
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.468	10/07/2021	141,000	599	1,110
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.536	10/07/2021	140,500	632	718

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.470	11/01/2021	474,400	332	106
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.520	11/01/2021	465,300	361	70
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.409	10/07/2021	141,700	1,240	2,096
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.499	10/07/2021	141,700	857	1,058

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	03/23/2023	489,100	527	567
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	03/23/2023	489,100	266	301

JPM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	03/27/2023	855,000	1,069	1,001
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	03/27/2023	855,000	564	531

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.350	03/01/2022	905,300	883	667
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400	04/01/2022	905,300	1,032	933
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	05/02/2022	905,300	1,068	1,084

NGF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.380	10/07/2021	173,300	1,594	2,621
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.470	10/07/2021	173,300	1,057	1,340

							$23,531	$28,146

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	$101.852	10/07/2021	141,000	$947	$2,227
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.691	11/03/2021	556,000	2,042	1,892
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.813	11/03/2021	582,500	2,093	2,226
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.090	11/03/2021	335,000	1,099	1,657
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.156	11/03/2021	668,500	2,194	3,510
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.703	12/06/2021	546,500	1,964	3,728

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	137

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2051	$100.625	11/12/2021	111,000	$299	$373
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.219	10/07/2021	335,000	2,670	3,185
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.234	10/07/2021	167,000	1,331	1,613
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.273	10/07/2021	221,000	1,761	2,219
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.375	10/07/2021	138,000	1,100	1,524
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.813	10/07/2021	423,000	2,842	6,517
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.688	11/03/2021	140,000	503	475
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.016	11/03/2021	169,000	541	781
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.031	11/03/2021	175,500	548	823
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.633	12/06/2021	145,000	476	951
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.645	12/06/2021	145,000	476	957
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.883	12/06/2021	225,500	881	1,701
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.234	12/06/2021	138,500	1,298	1,270
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.676	12/06/2021	166,000	1,193	1,933
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.727	12/06/2021	141,500	940	1,693

SAL	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2051	103.688	10/14/2021	2,000	3	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.313	10/07/2021	142,000	1,087	1,481
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.344	10/07/2021	69,000	485	741
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.813	10/07/2021	293,500	1,926	4,522
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.027	11/03/2021	345,000	1,119	1,612
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.234	11/03/2021	109,000	256	614
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.836	11/03/2021	141,000	793	1,303
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.883	11/03/2021	169,000	951	1,617
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.969	11/03/2021	120,000	675	1,224
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.598	12/06/2021	129,000	927	830
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.719	12/06/2021	288,500	1,003	1,986
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.688	12/06/2021	130,000	853	1,524
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.727	12/06/2021	47,000	334	562
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.766	12/06/2021	122,000	867	1,490
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.934	12/06/2021	118,000	830	1,572

					$39,307	$62,333

Total Purchased Options					$62,838	$90,479

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.110%	06/29/2023	527,820	$(5,731)	$(5,629)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	10/01/2021	16,500	(82)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.850	10/01/2021	16,500	(63)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.520	11/03/2021	401,100	(2,366)	(4,525)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.532	11/03/2021	201,000	(1,176)	(2,140)

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.293	10/07/2021	143,000	(1,773)	(3,655)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.586	11/03/2021	164,400	(1,101)	(1,311)

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.288	10/07/2021	141,000	(1,452)	(3,334)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.356	10/07/2021	140,500	(1,475)	(2,759)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.235	10/20/2021	52,700	(150)	(10)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.535	10/20/2021	52,700	(150)	(427)

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.319	10/07/2021	141,700	(1,729)	(3,274)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.593	11/03/2021	86,200	(580)	(661)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	03/23/2023	48,910	(165)	(149)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/23/2023	489,100	(1,105)	(1,143)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.309	10/18/2021	51,400	(135)	(19)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.609	10/18/2021	51,400	(135)	(221)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.241	10/22/2021	51,400	(139)	(14)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.541	10/22/2021	51,400	(139)	(428)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.424	10/29/2021	64,100	(189)	(209)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.724	10/29/2021	64,100	(189)	(161)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.543	11/03/2021	105,300	(590)	(1,060)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.567	11/12/2021	59,700	(346)	(611)

JPM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	03/27/2023	85,500	(244)	(260)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000	03/27/2023	855,000	(2,138)	(2,011)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.720	11/01/2021	922,700	(3,477)	(29)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.542	11/03/2021	207,000	(1,213)	(2,089)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.550	11/03/2021	101,400	(594)	(982)

138	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.575%	11/03/2021	349,500	$ (2,211)	$(2,960)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.554	12/06/2021	135,300	(886)	(1,863)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.568	12/06/2021	675,000	(4,033)	(8,820)

NGF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.290	10/07/2021	173,300	(2,184)	(4,065)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.573	10/14/2021	600	(4)	(3)

							$ (37,944)	$(54,822)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	$100.852	10/07/2021	141,000	$(485)	$(861)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.352	10/07/2021	141,000	(705)	(1,524)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.578	11/03/2021	3,500	(14)	(1)

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.531	11/03/2021	8,000	(29)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.609	11/03/2021	3,500	(10)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.555	12/06/2021	4,000	(16)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.555	12/06/2021	4,000	(9)	(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.602	10/07/2021	3,500	(11)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.813	10/07/2021	5,000	(14)	0

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 10/01/2051	102.430	10/14/2021	5,500	(11)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.375	10/07/2021	138,000	(615)	(377)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.672	10/07/2021	3,700	(13)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.719	10/07/2021	335,000	(1,989)	(1,681)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.734	10/07/2021	167,000	(992)	(859)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.773	10/07/2021	221,000	(1,312)	(1,205)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.813	10/07/2021	423,000	(1,421)	(2,444)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.875	10/07/2021	138,000	(819)	(871)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.188	10/07/2021	4,000	(27)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.313	10/07/2021	423,000	(2,115)	(4,410)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.688	10/07/2021	4,000	(8)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.734	10/07/2021	4,000	(6)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.672	10/07/2021	3,700	(8)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.219	11/03/2021	5,000	(18)	(21)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.336	11/03/2021	3,500	(13)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.473	11/03/2021	3,500	(11)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.508	11/03/2021	3,500	(14)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.531	11/03/2021	3,500	(10)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.547	11/03/2021	3,500	(12)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.563	11/03/2021	3,500	(10)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.641	12/06/2021	277,000	(1,666)	(1,825)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.676	12/06/2021	166,000	(635)	(1,115)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.727	12/06/2021	141,500	(486)	(978)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.176	12/06/2021	166,000	(862)	(1,474)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.219	12/06/2021	335,000	(1,295)	(3,047)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.227	12/06/2021	141,500	(674)	(1,292)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.234	12/06/2021	167,000	(646)	(1,532)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.273	12/06/2021	221,000	(855)	(2,071)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.734	10/07/2021	3,500	(10)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.766	10/07/2021	3,500	(10)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.906	10/07/2021	3,500	(9)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	104.320	10/07/2021	5,100	(9)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2051	103.375	11/03/2021	7,500	(35)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 12/01/2051	103.988	12/06/2021	4,000	(7)	(8)

SAL	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.648	10/14/2021	1,000	(2)	(1)
	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.781	10/14/2021	4,000	(10)	(5)
	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.938	10/14/2021	1,500	(3)	(2)
	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2051	100.469	11/12/2021	1,000	(4)	(3)
	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2051	100.953	11/12/2021	4,000	(8)	(18)
	Put - OTC Ginnie Mae, TBA 2.500% due 10/01/2051	102.281	10/14/2021	3,000	(5)	(1)
	Put - OTC Ginnie Mae, TBA 2.500% due 11/01/2051	103.070	11/12/2021	4,000	(8)	(16)
	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2051	103.719	10/14/2021	7,000	(7)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.031	10/07/2021	1,500	(7)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.313	10/07/2021	142,000	(621)	(343)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.344	10/07/2021	138,000	(534)	(355)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.813	10/07/2021	503,600	(2,088)	(2,909)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.313	10/07/2021	293,500	(1,404)	(3,060)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.727	10/07/2021	4,000	(6)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.031	10/07/2021	1,500	(4)	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	139

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	$102.750	10/07/2021	2,900	$(6)	$0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.813	10/07/2021	47,300	(96)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.656	11/03/2021	3,000	(11)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.836	11/03/2021	141,000	(391)	(551)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.859	11/03/2021	7,500	(20)	(30)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.883	11/03/2021	169,000	(469)	(690)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.969	11/03/2021	120,000	(333)	(531)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.336	11/03/2021	141,000	(551)	(867)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.383	11/03/2021	169,000	(660)	(1,082)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.414	11/03/2021	8,000	(21)	(27)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.469	11/03/2021	120,000	(469)	(827)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.000	11/03/2021	5,600	(26)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.156	11/03/2021	3,000	(11)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.234	11/03/2021	109,000	(511)	(1,339)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.367	11/03/2021	2,000	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.391	11/03/2021	4,000	(8)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.438	11/03/2021	2,000	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.484	11/03/2021	2,000	(6)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.508	11/03/2021	3,500	(13)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.563	11/03/2021	2,000	(6)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.566	11/03/2021	3,500	(11)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.656	11/03/2021	3,500	(14)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.734	11/03/2021	109,000	(230)	(26)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.859	11/03/2021	7,500	(9)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.598	12/06/2021	129,000	(504)	(476)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.891	12/06/2021	4,000	(17)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.922	12/06/2021	16,500	(61)	(73)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.098	12/06/2021	129,000	(665)	(627)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.156	12/06/2021	4,000	(14)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.688	12/06/2021	130,000	(447)	(879)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.703	12/06/2021	3,000	(10)	(21)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.727	12/06/2021	47,000	(191)	(325)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.766	12/06/2021	122,000	(496)	(862)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.934	12/06/2021	118,000	(470)	(916)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.188	12/06/2021	130,000	(620)	(1,162)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.227	12/06/2021	47,000	(250)	(429)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.266	12/06/2021	122,000	(648)	(1,139)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.434	12/06/2021	118,000	(608)	(1,207)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.891	12/06/2021	4,000	(9)	(11)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.922	12/06/2021	16,500	(33)	(45)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	101.156	12/06/2021	4,000	(8)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	101.203	12/06/2021	3,000	(9)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.977	10/07/2021	3,500	(10)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 12/01/2051	103.078	12/06/2021	2,000	(5)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 10/01/2051	104.016	10/07/2021	3,000	(3)	0

					$(31,587)	$(48,621)

Total Written Options					$(69,531)	$(103,443)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$	2,603	$(898)	$721	$0	$(177)
	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		5,338	(1,179)	1,033	0	(146)

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		338	(79)	70	0	(9)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		25,000	(1,384)	1,602	218	0

DUB	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		16,700	(392)	545	153	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		1,999	(108)	127	19	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		2,300	(16)	29	13	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		33,620	(743)	829	86	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		6,350	(139)	197	58	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		1,600	12	0	12	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		234	1	0	1	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		6,300	(328)	383	55	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		300	(13)	16	3	0

140	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability

JPS	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	$	1,999	$(108)	$127	$19	$0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		21,000	(734)	927	193	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		29,600	(368)	601	233	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		6,087	(230)	270	40	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		14,989	(1,429)	1,570	141	0

SAL	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		3,378	(662)	569	0	(93)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		44,200	(332)	738	406	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		172,500	(1,422)	2,779	1,357	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		8,500	(11)	58	47	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		50,565	50	425	475	0

							$(10,512)	$13,616	$3,529	$(425)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	3-Month USD-LIBOR	1.080%	Semi-Annual	10/22/2026	$	342,900	$(17)	$(116)	$0	$(133)

JPS	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.450	Maturity	10/19/2021		155,000	0	(68)	0	(68)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.440	Maturity	11/02/2021		555,000	0	(288)	0	(288)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.440	Maturity	11/05/2021		510,000	0	(279)	0	(279)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.440	Maturity	11/10/2021		165,000	0	(98)	0	(98)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.480	Maturity	11/17/2021		340,000	0	(362)	0	(362)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.480	Maturity	11/18/2021		1,300,000	0	(1,395)	0	(1,395)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.480	Maturity	11/19/2021		165,000	0	(179)	0	(179)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.478	Maturity	11/26/2021		490,000	0	(552)	0	(552)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.478	Maturity	12/03/2021		335,000	0	(399)	0	(399)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.450	Maturity	12/16/2021		750,000	0	(775)	0	(775)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.450	Maturity	12/17/2021		2,005,000	0	(2,090)	0	(2,090)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.470	Maturity	01/06/2022		890,000	0	(1,264)	0	(1,264)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.470	Maturity	01/10/2022		440,000	0	(642)	0	(642)

								$(17)	$(8,507)	$0	$(8,524)

Total Swap Agreements								$(10,529)	$5,109	$3,529	$(8,949)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$1,034	$20,891	$0	$21,925	$(1,033)	$(14,680)	$(323)	$(16,036)	$5,889	$(6,918)	$(1,029)
BPS	198	3,796	0	3,994	0	(4,966)	0	(4,966)	(972)	713	(259)
BRC	5,123	0	218	5,341	0	0	(9)	(9)	5,332	(4,250)	1,082
CBK	49	6,324	0	6,373	(29)	(6,530)	0	(6,559)	(186)	(361)	(547)
DUB	0	3,330	172	3,502	0	(3,935)	0	(3,935)	(433)	(2,028)	(2,461)
FBF	0	0	99	99	0	0	0	0	99	(270)	(171)
GLM	0	868	0	868	0	(4,015)	(133)	(4,148)	(3,280)	3,806	526
GSC	0	0	0	0	0	(35)	0	(35)	(35)	219	184
GST	0	0	129	129	0	0	0	0	129	(130)	(1)
IND	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	141

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
JPM	$0	$27,547	$0	$27,547	$(25)	$(27,525)	$0	$(27,550)	$(3)	$366	$363
JPS	0	0	19	19	0	0	(8,391)	(8,391)	(8,372)	652	(7,720)
MYC	0	2,684	607	3,291	0	(16,743)	0	(16,743)	(13,452)	13,264	(188)
NGF	0	3,961	0	3,961	0	(4,068)	0	(4,068)	(107)	(430)	(537)
RBC	3	0	0	3	0	0	0	0	3	0	3
SAL	0	21,078	2,285	23,363	0	(20,946)	(93)	(21,039)	2,324	(1,688)	636
SCX	2,585	0	0	2,585	0	0	0	0	2,585	(2,170)	415
SSB	0	0	0	0	(28)	0	0	(28)	(28)	0	(28)

Total Over the Counter	$8,992	$90,479	$3,529	$103,000	$(1,116)	$(103,443)	$(8,949)	$(113,508)

(k)

Securities with an aggregate market value of $22,040 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,138	$1,138
Swap Agreements	0	0	0	0	1,938	1,938

	$0	$0	$0	$0	$3,076	$3,076

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,992	$0	$8,992
Purchased Options	0	0	0	0	90,479	90,479
Swap Agreements	0	3,529	0	0	0	3,529

	$0	$3,529	$0	$8,992	$90,479	$103,000

	$0	$3,529	$0	$8,992	$93,555	$106,076

Financial Derivative Instruments -Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$149	$149
Swap Agreements	0	0	0	0	3,802	3,802

	$0	$0	$0	$0	$3,951	$3,951

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,116	$0	$1,116
Written Options	0	0	0	0	103,443	103,443
Swap Agreements	0	425	0	0	8,524	8,949

	$0	$425	$0	$1,116	$111,967	$113,508

	$0	$425	$0	$1,116	$115,918	$117,459

142	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$23,003	$23,003
Written Options	0	0	0	0	12	12
Swap Agreements	0	0	0	0	29,640	29,640

	$0	$0	$0	$0	$52,655	$52,655

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,517	$0	$11,517
Purchased Options	0	0	0	0	(27,865)	(27,865)
Written Options	0	0	0	0	33,362	33,362
Swap Agreements	0	1,737	0	0	10,600	12,337

	$0	$1,737	$0	$11,517	$16,097	$29,351

	$0	$1,737	$0	$11,517	$68,752	$82,006

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(9,819)	$(9,819)
Swap Agreements	0	0	0	0	(26,510)	(26,510)

	$0	$0	$0	$0	$(36,329)	$(36,329)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,092)	$0	$(3,092)
Purchased Options	0	0	0	0	10,346	10,346
Written Options	0	0	0	0	(32,258)	(32,258)
Swap Agreements	0	(836)	0	0	(2,910)	(3,746)

	$0	$(836)	$0	$(3,092)	$(24,822)	$(28,750)

	$0	$(836)	$0	$(3,092)	$(61,151)	$(65,079)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,361	$0	$1,361
Corporate Bonds & Notes
Banking & Finance	0	31,846	0	31,846
Industrials	0	4,075	0	4,075
U.S. Government Agencies	0	6,426,956	0	6,426,956
U.S. Treasury Obligations	0	755,385	0	755,385
Non-Agency Mortgage-Backed Securities	0	2,633,662	381,867	3,015,529
Asset-Backed Securities	0	2,180,554	13,258	2,193,812
Short-Term Instruments
U.S. Treasury Bills	0	5,208	0	5,208

	$0	$12,039,047	$395,125	$12,434,172

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$106,455	$0	$0	$106,455

Total Investments	$106,455	$12,039,047	$395,125	$12,540,627

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,196,438)	$0	$(1,196,438)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,076	0	3,076
Over the counter	0	103,000	0	103,000

	$0	$106,076	$0	$106,076

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3,951)	0	(3,951)
Over the counter	0	(113,508)	0	(113,508)

	$0	$(117,459)	$0	$(117,459)

Total Financial Derivative Instruments	$0	$(11,383)	$0	$(11,383)

Totals	$106,455	$10,831,226	$395,125	$11,332,806

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	143

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)	September 30, 2021	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$64,105	$318,967	$(7,839)	$(32)	$(144)	$(1,973)	$8,783	$0	$381,867	$(1,756)
Asset-Backed Securities	12,489	0	(230)	0	0	999	0	0	13,258	975

Totals	$76,594	$318,967	$(8,069)	$(32)	$(144)	$(974)	$8,783	$0	$395,125	$(781)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs		Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$381,867	Proxy Pricing	Base Price	%	97.023 -110.750	103.636
Asset-Backed Securities	13,258	Other Valuation Techniques(2)	—		—	—

Total	$395,125

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

144	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Strategic Bond Fund	September 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 72.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.6%

Brookfield Retail Holdings
2.584% (LIBOR03M + 2.500%) due 08/27/2025 ~		$198	$196

Caesars Resort Collection LLC
3.583% (LIBOR03M + 3.500%) due 07/21/2025 ~		298	298

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~		195	195

Dei Sales, Inc.
5.584% - 6.250% (LIBOR03M + 5.500%) due 04/23/2028 «~		199	197

Dell International LLC
2.000% (LIBOR03M + 1.750%) due 09/19/2025 ~		316	316

IRB Holding Corp.
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~		199	199

Kronos Acquisition Holdings, Inc.
3.834% (LIBOR03M + 3.750%) due 12/22/2026 ~		199	194

MPH Acquisition Holdings LLC
4.750% (LIBOR03M + 4.250%) due 08/17/2028 ~		200	198

Organon & Co.
3.500% (LIBOR03M + 3.000%) due 06/02/2028 ~		200	201

U.S. Foods, Inc.
1.834% (LIBOR03M + 1.750%) due 06/27/2023 ~		254	253

Zayo Group Holdings, Inc.
3.084% (LIBOR03M + 3.000%) due 03/09/2027 ~		269	267

Total Loan Participations and Assignments (Cost $2,510)			2,514

CORPORATE BONDS & NOTES 19.0%

BANKING & FINANCE 12.9%

American Assets Trust LP
3.375% due 02/01/2031		200	207

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		6	6

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(e)(f)	EUR	400	497

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$400	412

Bank of America Corp.
3.864% due 07/23/2024 •		300	318

Barclays PLC
3.375% due 04/02/2025 •	EUR	100	125
4.610% due 02/15/2023 •		$200	203
4.972% due 05/16/2029 •		700	814
7.250% due 03/15/2023 •(e)(f)	GBP	200	288
7.875% due 03/15/2022 •(e)(f)		$200	205

BNP Paribas S.A.
2.871% due 04/19/2032 •		200	204
4.705% due 01/10/2025 •		300	325
7.000% due 08/16/2028 •(e)(f)		300	359

Brixmor Operating Partnership LP
2.250% due 04/01/2028		200	202

Brookfield Finance, Inc.
4.000% due 04/01/2024		50	54

CIT Group, Inc.
4.750% due 02/16/2024		200	214

Credit Suisse AG
6.500% due 08/08/2023 (f)		200	219

Credit Suisse Group AG
4.550% due 04/17/2026		500	562
5.250% due 02/11/2027 •(e)(f)		300	315

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.375% due 08/21/2026 •(e)(f)		$200	$220

Deutsche Bank AG
0.898% due 05/28/2024 (g)		200	200
1.625% due 01/20/2027	EUR	200	244
1.750% due 11/19/2030 •		200	244
3.729% due 01/14/2032 •(g)		$200	207
3.961% due 11/26/2025 •		400	433

Ford Motor Credit Co. LLC
0.151% due 12/01/2024 •	EUR	100	114
1.744% due 07/19/2024		100	117
2.748% due 06/14/2024	GBP	100	136
3.375% due 11/13/2025		$300	309
4.535% due 03/06/2025	GBP	100	144

Goldman Sachs Group, Inc.
0.523% due 03/08/2023		$200	200
0.673% due 03/08/2024 •		200	200
1.125% (US0003M + 1.000%) due 07/24/2023 ~		200	201
1.721% (US0003M + 1.600%) due 11/29/2023 ~		300	309

HSBC Holdings PLC
1.750% due 07/24/2027 •	GBP	200	269
4.292% due 09/12/2026 •		$300	331
4.583% due 06/19/2029 •		100	114
6.000% due 09/29/2023 •(e)(f)	EUR	200	250

Huarong Finance Co. Ltd.
3.375% due 02/24/2030		$200	170

ING Groep NV
2.727% due 04/01/2032 •		400	412

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(e)(f)	EUR	200	283

JPMorgan Chase & Co.
1.025% (US0003M + 0.900%) due 04/25/2023 ~		$400	403
1.355% (US0003M + 1.230%) due 10/24/2023 ~		300	304

Kennedy-Wilson, Inc.
4.750% due 02/01/2030		200	203

Lazard Group LLC
4.500% due 09/19/2028		800	924

LeasePlan Corp. NV
2.875% due 10/24/2024		200	209

Lloyds Banking Group PLC
7.625% due 06/27/2023 •(e)(f)	GBP	300	436

Mitsubishi HC Capital, Inc.
3.406% due 02/28/2022		$200	202

MPT Operating Partnership LP
3.375% due 04/24/2030	GBP	100	139

National Health Investors, Inc.
3.000% due 02/01/2031		$200	195

Nationwide Building Society
4.302% due 03/08/2029 •		300	338
4.363% due 08/01/2024 •		300	319

Natwest Group PLC
3.875% due 09/12/2023		500	530
4.519% due 06/25/2024 •		200	213
4.800% due 04/05/2026		500	569

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026		200	201

OneMain Finance Corp.
6.125% due 03/15/2024		250	267

Public Storage
0.500% due 09/09/2030	EUR	200	227

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		$950	1,040
7.375% due 06/24/2022 •(e)(f)	GBP	200	279

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		$700	740

Societe Generale S.A.
6.750% due 04/06/2028 •(e)(f)		300	338

Sumitomo Mitsui Financial Group, Inc.
2.222% due 09/17/2031		200	197

UniCredit SpA
7.830% due 12/04/2023		600	687

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Wells Fargo & Co.
1.359% (US0003M + 1.230%) due 10/31/2023 ~		$200	$203
3.000% due 04/22/2026		300	322

			20,121

INDUSTRIALS 5.3%

Air Canada
4.625% due 08/15/2029	CAD	200	158

American Airlines Pass-Through Trust
3.250% due 04/15/2030		$80	77
3.375% due 11/01/2028		210	213

American Airlines, Inc.
5.500% due 04/20/2026		100	105

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	300	398

Boeing Co.
1.950% due 02/01/2024		$200	205

Broadcom, Inc.
3.137% due 11/15/2035		3	3
4.110% due 09/15/2028		12	13

Charter Communications Operating LLC
3.500% due 06/01/2041		200	197

Coty, Inc.
3.875% due 04/15/2026	EUR	100	119
5.000% due 04/15/2026		$300	307

D.R. Horton, Inc.
4.375% due 09/15/2022		100	103
4.750% due 02/15/2023		200	209

DAE Funding LLC
3.375% due 03/20/2028		200	207

Expedia Group, Inc.
6.250% due 05/01/2025		44	51

GATX Corp.
0.841% (US0003M + 0.720%) due 11/05/2021 ~		200	200

Grifols Escrow Issuer S.A.
3.875% due 10/15/2028 (a)	EUR	200	235

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		$100	99
3.750% due 05/01/2029		400	404

Hyatt Hotels Corp.
1.100% (SOFRRATE + 1.050%) due 10/01/2023 ~(a)		100	100

IHS Markit Ltd.
5.000% due 11/01/2022		200	208

Imperial Brands Finance PLC
3.750% due 07/21/2022		400	408

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	100	117

Marriott International, Inc.
2.850% due 04/15/2031		$200	203

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		200	203

Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	154	228

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		$100	100

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		500	532

Penske Truck Leasing Co. LP
3.375% due 02/01/2022		600	603

Petroleos Mexicanos
6.840% due 01/23/2030		200	207

Sands China Ltd.
2.850% due 03/08/2029		200	193

T-Mobile USA, Inc.
3.875% due 04/15/2030		200	221

TEGNA, Inc.
4.625% due 03/15/2028		200	205

Toyota Tsusho Corp.
3.625% due 09/13/2023		300	317

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	145

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Transocean, Inc.
7.250% due 11/01/2025		$100	$83

United Airlines Pass-Through Trust
5.875% due 04/15/2029		185	208

United Airlines, Inc.
4.375% due 04/15/2026		100	103
4.625% due 04/15/2029		300	310

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		200	200

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	100	136

			8,188

UTILITIES 0.8%

Duke Energy Corp.
0.764% (US0003M + 0.650%) due 03/11/2022 ~		$300	301

Pacific Gas & Electric Co.
1.367% due 03/10/2023		400	398
1.500% (US0003M + 1.375%) due 11/15/2021 ~		300	300

Rio Oil Finance Trust
8.200% due 04/06/2028		236	273

			1,272

Total Corporate Bonds & Notes (Cost $28,184)			29,581

U.S. GOVERNMENT AGENCIES 0.5%

Fannie Mae
0.206% due 03/25/2034 •		5	5
0.986% due 04/25/2032 •		9	9

Uniform Mortgage-Backed Security
4.000% due 04/01/2048		744	808

Total U.S. Government Agencies (Cost $777)			822

U.S. TREASURY OBLIGATIONS 10.9%

U.S. Treasury Notes
0.125% due 06/30/2023 (i)		900	898
0.625% due 08/15/2030		100	93
0.750% due 04/30/2026		1,600	1,588
0.875% due 06/30/2026		1,200	1,196
0.875% due 11/15/2030		1,000	949
1.250% due 07/31/2023		587	598
1.500% due 02/15/2030		6,300	6,342
2.625% due 02/15/2029		360	393
2.875% due 05/15/2028 (k)(m)		1,100	1,214
3.125% due 11/15/2028		3,300	3,708

Total U.S. Treasury Obligations (Cost $16,921)			16,979

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.6%

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ		125	115

Banc of America Funding Trust
2.392% due 06/20/2032 ~		21	22

Bear Stearns Adjustable Rate Mortgage Trust
2.929% due 02/25/2034 ~		23	24

Bear Stearns ALT-A Trust
3.169% due 05/25/2036 ^~		664	437

Countrywide Alternative Loan Trust
6.000% due 01/25/2036		376	341

Countrywide Home Loan Mortgage Pass-Through Trust
2.887% due 08/25/2034 ^~		2	2

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.148% due 07/25/2033 ~		4	4

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		256	217

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

EMF-NL Prime BV
0.252% due 04/17/2041 •	EUR	38	$42

GSR Mortgage Loan Trust
2.122% due 06/25/2034 ~		$15	15
5.750% due 01/25/2037 ^		12	10

HarborView Mortgage Loan Trust
3.566% due 06/19/2036 ^~		134	86

MASTR Adjustable Rate Mortgages Trust
2.037% due 05/25/2034 ~		47	48

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.944% due 08/15/2032 •		82	80

Residential Accredit Loans, Inc. Trust
5.870% due 09/25/2037 ~		442	377

Residential Asset Securitization Trust
6.000% due 07/25/2037 ^		199	114

Stratton Mortgage Funding PLC
0.950% due 07/20/2060 •	GBP	232	314

Structured Asset Mortgage Investments Trust
0.587% due 07/19/2035 •		$22	22

Towd Point Mortgage Funding PLC
1.097% due 10/20/2051 •	GBP	906	1,231

VMC Finance LLC
1.187% due 06/16/2036 •		$188	188

WaMu Mortgage Pass-Through Certificates Trust
1.492% due 08/25/2042 •		11	11
2.751% due 03/25/2037 ^~		428	402

Total Non-Agency Mortgage-Backed Securities (Cost $4,197)			4,102

ASSET-BACKED SECURITIES 14.4%

American Money Management Corp. CLO Ltd.
0.991% due 04/17/2029 •		500	501
1.078% due 11/10/2030 •		500	500

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.791% due 11/25/2035 •		435	436
1.106% due 09/25/2034 •		319	320

Apidos CLO
1.064% due 07/17/2030 •		500	500

Arch Street CLO Ltd.
1.134% due 10/20/2028 •		406	406

Babson Euro CLO DAC
0.271% due 10/25/2029 •	EUR	139	161

Bayview Financial Acquisition Trust
6.596% due 12/28/2036 þ		$340	366

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		141	142

Bear Stearns Asset-Backed Securities Trust
0.316% due 02/25/2037 •		600	577
0.716% due 02/25/2036 •		473	472

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	500	578

Cairn CLO DAC
0.600% due 04/30/2031 •		500	578

Catamaran CLO Ltd.
1.224% due 01/18/2029 •		$521	522

Cathedral Lake CLO Ltd.
0.976% due 07/16/2029 •		470	470

CIT Mortgage Loan Trust
1.586% due 10/25/2037 •		400	409

Countrywide Asset-Backed Certificates
0.286% due 06/25/2047 ^•		444	419

Countrywide Asset-Backed Certificates Trust, Inc.
0.826% due 08/25/2047 •		166	164

CSAB Mortgage-Backed Trust
0.226% due 11/25/2036 •		932	217

Fremont Home Loan Trust
0.226% due 01/25/2037 •		594	396

HSI Asset Securitization Corp. Trust
0.866% due 01/25/2036 •		400	392

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

IXIS Real Estate Capital Trust
0.546% due 01/25/2037 •		$116	$58

Jubilee CLO BV
0.610% due 04/15/2030 •	EUR	500	578
0.650% due 04/15/2031 •		500	577

LCM LP
1.174% due 10/20/2027 •		$230	230

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		355	358

LoanCore Issuer Ltd.
1.214% due 05/15/2036 •		377	377

Marathon CLO Ltd.
1.276% due 04/15/2029 •		300	301

Marble Point CLO Ltd.
1.166% due 10/15/2030 •		500	500

Morgan Stanley ABS Capital, Inc. Trust
0.236% due 09/25/2036 •		703	339
0.626% due 12/25/2034 •		231	226

Mountain View CLO LLC
1.144% due 01/16/2031 •		500	500

OZLM Ltd.
1.179% due 04/30/2027 •		183	183

Palmer Square Loan Funding Ltd.
0.931% due 02/20/2028 •		228	228
1.025% due 11/15/2026 •		150	150

Residential Asset Securities Corp. Trust
0.486% due 02/25/2036 •		1,177	1,176
0.606% due 07/25/2036 ^•		1,379	1,296

Saxon Asset Securities Trust
0.396% due 09/25/2037 •		368	364

SG Mortgage Securities Trust
0.296% due 10/25/2036 •		700	595

Sierra Madre Funding Ltd.
0.483% due 09/07/2039 •		994	890

Sound Point CLO Ltd.
1.105% due 07/25/2030 •		500	500
1.128% due 01/23/2029 •		642	643
1.184% due 10/20/2028 •		623	624

Soundview Home Loan Trust
0.286% due 06/25/2037 •		615	533

Tikehau CLO BV
0.880% due 12/07/2029 •	EUR	291	337

Tralee CLO Ltd.
1.244% due 10/20/2028 •		$561	561

Venture CLO Ltd.
1.154% due 04/20/2029 •		419	419
1.184% due 07/20/2030 •		700	700

WaMu Asset-Backed Certificates WaMu Trust
0.311% due 05/25/2037 •		420	407

Zais CLO Ltd.
1.276% due 04/15/2028 •		124	124

Total Asset-Backed Securities (Cost $21,200)			22,300

SOVEREIGN ISSUES 6.9%

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2022 (c)	BRL	1,200	212
0.000% due 07/01/2022 (c)		7,300	1,261
0.000% due 10/01/2022 (c)		6,300	1,062

China Development Bank
3.230% due 01/10/2025	CNY	10,500	1,644
3.340% due 07/14/2025		9,300	1,460

Israel Government International Bond
3.800% due 05/13/2060		$200	222
5.500% due 01/31/2022	ILS	6,100	1,927

Peru Government International Bond
5.940% due 02/12/2029	PEN	3,100	753
6.350% due 08/12/2028		1,800	449
8.200% due 08/12/2026		1,000	272

Provincia de Buenos Aires
37.896% due 04/12/2025	ARS	380	2

146	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Romanian Government International Bond
1.750% due 07/13/2030	EUR	200	$227

Saudi Government International Bond
4.500% due 10/26/2046		$200	231

South Africa Government International Bond
4.850% due 09/30/2029		400	412

Turkey Government International Bond
6.350% due 08/10/2024		600	622

Total Sovereign Issues (Cost $11,037)			10,756

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

AGFC Capital Trust
1.876% (US0003M + 1.750%) due 01/15/2067 ~		100,000	59

Citigroup, Inc.
4.000% due 12/10/2025 •(e)		200,000	208

Nationwide Building Society
10.250% due 12/31/2049 ~(e)		250	66

Total Preferred Securities (Cost $306)			333

SHORT-TERM INSTRUMENTS 16.7%

REPURCHASE AGREEMENTS (h) 0.3%
			426

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
ISRAEL TREASURY BILLS 1.7%
(0.033)% due 11/30/2021 - 02/02/2022 (b)(c)	ILS	8,600	$2,668

JAPAN TREASURY BILLS 5.8%
(0.100)% due 10/04/2021 (c)(d)	JPY	1,000,000	8,985

U.S. TREASURY BILLS 2.0%
0.032% due 11/26/2021 (c)(d)		$3,100	3,100

U.S. TREASURY CASH MANAGEMENT BILLS 6.9%
0.042% due 01/04/2022 - 01/11/2022 (b)(c)		10,700	10,699

Total Short-Term Instruments (Cost $25,871)			25,878

Total Investments in Securities (Cost $111,003)			113,265

	SHARES	MARKET VALUE (000s)
INVESTMENTS IN AFFILIATES 26.8%

SHORT-TERM INSTRUMENTS 26.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 26.8%

PIMCO Short-Term Floating NAV Portfolio III	4,221,291	$41,630

Total Short-Term Instruments (Cost $41,619)		41,630

Total Investments in Affiliates (Cost $41,619)		41,630

Total Investments 99.6% (Cost $152,622)		$154,895

Financial Derivative Instruments (j)(l) (0.1)% (Cost or Premiums, net $(2,209))		(199)

Other Assets and Liabilities, net 0.5%		783

Net Assets 100.0%		$155,479

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	0.898%	05/28/2024	05/25/2021	$200	$200	0.13%
Deutsche Bank AG	3.729	01/14/2032	01/21/2021	201	207	0.13

				$401	$407	0.26%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$426	U.S. Treasury Notes 1.625% due 12/15/2022	$(435)	$426	$426

Total Repurchase Agreements						$(435)	$426	$426

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	147

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
GRE	0.070%	09/08/2021	10/07/2021	$(899)	$(899)

Total Reverse Repurchase Agreements					$(899)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.3)%
Uniform Mortgage-Backed Security, TBA	2.000%	12/01/2051	$500	$(498)	$(499)

U.S. Treasury Obligations (1.0)%
U.S. Treasury Inflation Protected Securities	0.125	07/15/2031	1,426	(1,570)	(1,572)

Total Short Sales (1.3)%				$(2,068)	$(2,071)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$426	$0	$0	$0	$426	$(435)	$(9)
GRE	0	(899)	0	0	(899)	899	(0)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(1,572)	(1,572)	0	(1,572)

Total Borrowings and Other Financing Transactions	$426	$(899)	$0	$(1,572)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(899)	$0	$0	$(899)

Total Borrowings	$0	$(899)	$0	$0	$(899)

Payable for reverse repurchase agreements					$(899)

(i)	Securities with an aggregate market value of $899 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(192) at a weighted average interest rate of 0.048%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond December Futures	12/2021	26	$4,576	$(55)	$15	$(15)
Euro-Bund 10-Year Bond December Futures	12/2021	18	3,541	(56)	6	(7)
U.S. Treasury 5-Year Note December Futures	12/2021	140	17,184	(110)	12	0
U.S. Treasury 10-Year Note December Futures	12/2021	51	6,712	(92)	7	0

				$(313)	$40	$(22)

148	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2021	14	$(2,034)	$45	$0	$(2)
U.S. Treasury 30-Year Bond December Futures	12/2021	14	(2,229)	60	0	(2)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	13	(2,484)	109	2	0

				$214	$2	$(4)

Total Futures Contracts				$(99)	$42	$(26)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.663%	$	300	$59	$(4)	$55	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.367		100	0	2	2	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.550		100	2	0	2	0	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.491		100	0	1	1	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2024	0.477	EUR	300	1	5	6	0	0
Valeo SA	1.000	Quarterly	06/20/2028	1.698		200	(8)	(3)	(11)	0	(1)

							$54	$1	$55	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-36 5-Year Index	(5.000)%	Quarterly	06/20/2026	$	1,000	$(96)	$2	$(94)	$1	$0
CDX.IG-35 5-Year Index	(1.000)	Quarterly	12/20/2025		700	(17)	0	(17)	0	0
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024	EUR	700	(18)	0	(18)	0	0
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022		900	(27)	20	(7)	0	0

						$(158)	$22	$(136)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026	$	600	$(21)	$(2)	$(23)	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	03/16/2027	GBP	2,000	$10	$34	$44	$4	$0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2032		2,900	22	(109)	(87)	0	(13)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		1,700	(30)	182	152	25	0
Pay	1-Year BRL-CDI	7.115	Maturity	01/02/2023	BRL	22,000	0	(64)	(64)	0	(3)
Pay	1-Year BRL-CDI	7.790	Maturity	01/02/2024		15,000	0	(81)	(81)	0	(5)
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	900	0	3	3	0	0
Pay	3-Month CAD-Bank Bill	1.273	Semi-Annual	03/03/2022		200	0	1	1	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		400	2	1	3	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		300	0	(1)	(1)	0	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		300	0	0	0	0	0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		200	0	0	0	0	0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		100	0	0	0	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		2,100	1	(4)	(3)	0	0
Pay	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2026		3,200	(55)	(1)	(56)	0	(1)
Pay(6)	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2026	KRW	8,078,300	(18)	(15)	(33)	0	(5)
Receive(6)	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2031		4,136,200	44	17	61	6	0
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023	$	400	(4)	27	23	0	0
Pay	3-Month USD-LIBOR	0.622	Semi-Annual	03/20/2025		3,300	0	(16)	(16)	3	0
Pay	3-Month USD-LIBOR	0.640	Semi-Annual	02/18/2026		4,100	(6)	(50)	(56)	4	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		4,700	(120)	12	(108)	4	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	149

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	0.750%	Semi-Annual	03/30/2031	$	13,830	$138	$803	$941	$0	$(32)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		330	11	42	53	0	(1)
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		1,900	(114)	42	(72)	0	(6)
Pay(6)	28-Day MXN-TIIE	5.660	Lunar	03/24/2023	MXN	150,000	(1)	(62)	(63)	2	0
Pay	UKRPI	3.579	Maturity	10/15/2033	GBP	900	0	(27)	(27)	13	0

							$(120)	$734	$614	$61	$(66)

Total Swap Agreements							$(245)	$755	$510	$62	$(67)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$42	$62	$104	$0	$(26)	$(67)	$(93)

(k)

Securities with an aggregate market value of $677 and cash of $1,156 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021	CNH	6,054		$935	$0	$(3)
	10/2021	JPY	1,000,000		8,967	0	(18)
	10/2021	PEN	757		183	0	0
	10/2021		$3,700	GBP	2,736	0	(13)
	10/2021		355	PEN	1,460	0	(2)
	11/2021	GBP	2,736		$3,700	13	0
	11/2021		$77	RUB	5,733	1	0
	12/2021		64		4,760	1	0
	01/2022	PEN	757		$183	1	0
	09/2022		702		167	2	0

BPS	10/2021	BRL	1,200		221	0	0
	10/2021	CNH	3,607		556	0	(2)
	10/2021	EUR	295		345	4	0
	10/2021	MXN	1,885		93	2	0
	10/2021		$221	BRL	1,200	0	0

150	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2021		$93	MXN	1,885	$0	$(2)
	11/2021	CAD	42		$33	0	0
	11/2021	MXN	193		10	0	0
	12/2021		$117	ZAR	1,678	0	(7)
	01/2022	MXN	1,885		$92	2	0
	04/2022	BRL	600		106	0	0
	07/2022		600		105	1	0

BRC	11/2021		$27	RUB	2,039	1	0

BSH	10/2021	BRL	14,000		$2,467	0	(104)
	10/2021		$2,634	BRL	14,000	0	(64)
	07/2022	BRL	6,000		$1,079	38	0
	10/2022		5,100		890	24	0

CBK	10/2021		1,000		187	3	0
	10/2021	PEN	824		214	15	0
	10/2021		$184	BRL	1,000	0	0
	10/2021		183	PEN	757	0	0
	11/2021	PEN	728		$177	1	0
	11/2021		$186	BRL	1,000	0	(3)
	12/2021	CNH	2,015		$310	0	(1)
	12/2021	PEN	420		102	1	0
	12/2021		$42	RUB	3,138	0	0
	12/2021		127	ZAR	1,840	0	(6)
	01/2022	ILS	1,161		$356	0	(5)
	01/2022	PEN	3,125		758	6	0
	01/2022		$371	CLP	287,436	0	(20)
	02/2022	ILS	2,100		$640	0	(12)
	02/2022	PEN	1,111		283	16	0

FBF	11/2021		$25	RUB	1,875	0	0

GLM	10/2021	BRL	2,988		$558	9	0
	10/2021	CNH	1,828		282	0	(1)
	10/2021		$553	BRL	2,988	0	(4)
	10/2021		62	RUB	4,669	2	0
	11/2021		555	BRL	2,988	0	(9)
	11/2021		29	RUB	2,143	1	0
	12/2021	CNH	2,023		$311	0	(1)
	12/2021		$103	RUB	7,639	1	0
	12/2021		98	ZAR	1,416	0	(5)
	10/2022	BRL	700		$122	4	0

HUS	10/2021	CAD	889		706	4	0
	10/2021	PEN	636		172	18	0
	10/2021		$403	CNH	2,605	1	0
	10/2021		16	RUB	1,214	1	0
	11/2021	CNH	2,611		$403	0	(1)
	11/2021		$727	COP	2,805,301	7	0
	11/2021		5	RUB	359	0	0
	12/2021	PEN	11		$3	0	0
	12/2021		$128	ZAR	1,855	0	(6)

JPM	10/2021	BRL	1,700		$312	0	0
	10/2021		$319	BRL	1,700	0	(7)
	11/2021	CLP	287,890		$398	44	0
	11/2021	ILS	6,502		2,008	0	(10)
	01/2022		5,277		1,623	0	(16)
	04/2022	BRL	600		106	0	0
	07/2022		700		127	6	0
	10/2022		500		86	1	0

SCX	10/2021	EUR	5,745		6,786	131	0
	10/2021	GBP	2,736		3,749	63	0
	10/2021		$80	RUB	5,979	2	0
	11/2021	EUR	6,040		$7,004	4	0
	12/2021	CNH	2,388		367	0	(1)
	12/2021	PEN	130		35	4	0
	12/2021		$82	INR	6,118	0	0
	12/2021		101	ZAR	1,448	0	(6)

SSB	10/2021	BRL	500		$94	2	0
	10/2021		$852	BRL	4,488	0	(28)
	11/2021		93		500	0	(2)

TOR	12/2021	CNH	2,167		$334	0	0

UAG	10/2021		$49	RUB	3,674	2	0
	11/2021		45		3,388	1	0
	12/2021		110	ZAR	1,597	0	(5)

Total Forward Foreign Currency Contracts						$440	$(364)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	151

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.280%	06/29/2023	700	$37	$36
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.060	10/25/2023	300	17	23

FAR	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.134	09/15/2023	500	27	36

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.102	09/15/2023	500	27	36

Total Purchased Options							$108	$131

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000%	11/17/2021	100	$(1)	$0
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	400	(2)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	11/17/2021	400	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	11/17/2021	200	0	0

BPS	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	100	0	0
	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	100	0	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	300	0	0

BRC	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	300	(1)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	600	(3)	(4)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	3.750	01/19/2022	100	(1)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	800	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	2,700	(3)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.750	01/19/2022	300	0	0

CBK	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	200	(1)	(1)

DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	100	0	0
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	100	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	200	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	500	(1)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	200	(1)	(1)

FBF	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	100	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	400	0	0

GST	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	10/20/2021	200	(1)	0
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	100	(1)	0
	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	100	0	0
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	100	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	10/20/2021	1,000	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	800	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	11/17/2021	400	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	01/19/2022	500	(1)	(1)

JPM	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	12/15/2021	200	(1)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	200	(1)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	500	(1)	0

MYC	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000	11/17/2021	100	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	700	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	600	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	200	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	1,800	(2)	(2)

						$(30)	$ (21)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.110%	06/29/2023	3,400	$(37)	$(36)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	10/25/2023	1,500	(17)	(22)

FAR	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.985	09/15/2023	2,500	(27)	(37)

GLM	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.500	02/07/2022	2,800	(3)	(4)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.960	09/15/2023	2,500	(27)	(37)

							$(111)	$(136)

152	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	$103.602	10/07/2021	300	$(1)	$0

JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.734	10/07/2021	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.766	10/07/2021	300	(1)	0

SAL	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.781	10/14/2021	200	0	0
	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2051	103.719	10/14/2021	500	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.031	10/07/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.031	10/07/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.859	11/03/2021	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.414	11/03/2021	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.000	11/03/2021	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.391	11/03/2021	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.859	11/03/2021	200	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.922	12/06/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.703	12/06/2021	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.922	12/06/2021	200	0	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	101.203	12/06/2021	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.977	10/07/2021	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 10/01/2051	104.016	10/07/2021	400	0	0

					$(11)	$(6)

Total Written Options					$(152)	$(163)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2023	0.787%	$ 200	$0	$1	$1	$0

BRC	Mexico Government International Bond	1.000	Quarterly	12/20/2021	0.155	200	(8)	8	0	0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.409	300	(5)	1	0	(4)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.155	100	1	(1)	0	0

FBF	AT&T, Inc.	1.000	Quarterly	06/20/2024	0.367	200	(1)	5	4	0

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.409	100	(1)	0	0	(1)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.566	100	(1)	2	1	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.291	700	(31)	26	0	(5)

HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.291	200	(6)	4	0	(2)
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.364	100	(5)	5	0	0

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2026	1.016	100	0	0	0	0

							$(57)	$51	$6	$(12)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BRC	ABX.HE.AAA.7-1 Index	(0.090)%	Monthly	08/25/2037	$57	$29	$(26)	$3	$0

GST	ABX.HE.AAA.7-1 Index	(0.090)	Monthly	08/25/2037	170	87	(80)	7	0

MYC	ABX.HE.AAA.7-1 Index	(0.090)	Monthly	08/25/2037	283	146	(134)	12	0

						$262	$(240)	$22	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	153

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
JPM	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$9,494	$(2,057)	$1,797	$0	$(260)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	600	(21)	26	5	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	400	(11)	15	4	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	400	(14)	18	4	0

						$(2,103)	$1,856	$13	$(260)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	6-Month THB-THBFIX(7)	1.000%	Semi-Annual	12/15/2026	THB	13,900	$0	$3	$3	$0
	Pay	6-Month THB-THBFIX(7)	1.500	Semi-Annual	12/15/2031		7,100	(1)	(3)	0	(4)

DBL	Receive	6-Month THB-THBFIX(7)	1.000	Semi-Annual	12/15/2026		17,000	(1)	5	4	0
	Pay	6-Month THB-THBFIX(7)	1.500	Semi-Annual	12/15/2031		9,000	(1)	(5)	0	(6)

GLM	Receive	6-Month THB-THBFIX(7)	1.000	Semi-Annual	12/15/2026		38,800	(1)	9	8	0
	Pay	6-Month THB-THBFIX(7)	1.500	Semi-Annual	12/15/2031		19,800	(2)	(10)	0	(12)

NGF	Receive	6-Month THB-THBFIX(7)	1.000	Semi-Annual	12/15/2026		161,500	19	16	35	0
	Pay	6-Month THB-THBFIX(7)	1.500	Semi-Annual	12/15/2031		82,400	(35)	(16)	0	(51)

								$(22)	$(1)	$50	$(73)

Total Swap Agreements								$(1,920)	$1,666	$91	$(345)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$18	$59	$4	$81	$(36)	$(60)	$(4)	$(100)	$(19)	$0	$(19)
BPS	9	0	0	9	(11)	(1)	0	(12)	(3)	0	(3)
BRC	1	0	3	4	0	(8)	0	(8)	(4)	0	(4)
BSH	62	0	0	62	(168)	0	0	(168)	(106)	270	164
CBK	42	0	0	42	(47)	(1)	(4)	(52)	(10)	0	(10)
DBL	0	0	4	4	0	0	(6)	(6)	(2)	0	(2)
DUB	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
FAR	0	36	0	36	0	(37)	0	(37)	(1)	0	(1)
FBF	0	0	4	4	0	0	0	0	4	0	4
GLM	17	0	8	25	(20)	(4)	(12)	(36)	(11)	0	(11)
GST	0	0	8	8	0	(2)	(6)	(8)	0	0	0
HUS	31	0	0	31	(7)	0	(2)	(9)	22	0	22
JPM	51	0	0	51	(33)	(2)	(260)	(295)	(244)	253	9
MYC	0	36	17	53	0	(39)	0	(39)	14	(164)	(150)
NGF	0	0	35	35	0	0	(51)	(51)	(16)	0	(16)
SAL	0	0	4	4	0	(6)	0	(6)	(2)	0	(2)
SCX	204	0	0	204	(7)	0	0	(7)	197	0	197
SSB	2	0	0	2	(30)	0	0	(30)	(28)	0	(28)
UAG	3	0	4	7	(5)	0	0	(5)	2	0	2

Total Over the Counter	$440	$131	$91	$662	$(364)	$(163)	$(345)	$(872)

(m)

Securities with an aggregate market value of $523 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

154	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$42	$42
Swap Agreements	0	1	0	0	61	62

	$0	$1	$0	$0	$103	$104

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$440	$0	$440
Purchased Options	0	0	0	0	131	131
Swap Agreements	0	41	0	0	50	91

	$0	$41	$0	$440	$181	$662

	$0	$42	$0	$440	$284	$766

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26	$26
Swap Agreements	0	1	0	0	66	67

	$0	$1	$0	$0	$92	$93

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$364	$0	$364
Written Options	0	21	0	0	142	163
Swap Agreements	0	272	0	0	73	345

	$0	$293	$0	$364	$215	$872

	$0	$294	$0	$364	$307	$965

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	155

Schedule of Investments	PIMCO Strategic Bond Fund	(Cont.)	September 30, 2021	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	(136)	(136)
Swap Agreements	0	(201)	0	0	18	(183)

	$0	$(201)	$0	$0	$(117)	$(318)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$568	$0	$568
Purchased Options	0	0	0	0	(71)	(71)
Written Options	0	20	0	17	79	116
Swap Agreements	0	272	0	0	0	272

	$0	$292	$0	$585	$8	$885

	$0	$91	$0	$585	$(109)	$567

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(241)	$(241)
Swap Agreements	0	145	0	0	(685)	(540)

	$0	$145	$0	$0	$(926)	$(781)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(568)	$0	$(568)
Purchased Options	0	0	0	0	7	7
Written Options	0	1	0	3	(17)	(13)
Swap Agreements	0	(127)	0	0	(1)	(128)

	$0	$(126)	$0	$(565)	$(11)	$(702)

	$0	$19	$0	$(565)	$(937)	$(1,483)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,317	$197	$2,514
Corporate Bonds & Notes
Banking & Finance	0	20,121	0	20,121
Industrials	0	8,188	0	8,188
Utilities	0	1,272	0	1,272
U.S. Government Agencies	0	822	0	822
U.S. Treasury Obligations	0	16,979	0	16,979
Non-Agency Mortgage-Backed Securities	0	4,102	0	4,102
Asset-Backed Securities	0	22,300	0	22,300
Sovereign Issues	0	10,756	0	10,756
Preferred Securities
Banking & Finance	0	333	0	333
Short-Term Instruments
Repurchase Agreements	0	426	0	426
Israel Treasury Bills	0	2,668	0	2,668
Japan Treasury Bills	0	8,985	0	8,985
U.S. Treasury Bills	0	3,100	0	3,100
U.S. Treasury Cash Management Bills	0	10,699	0	10,699

	$0	$113,068	$197	$113,265

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$41,630	$0	$0	$41,630

Total Investments	$41,630	$113,068	$197	$154,895

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(499)	$0	$(499)
U.S. Treasury Obligations	0	(1,572)	0	(1,572)

	$0	$(2,071)	$0	$(2,071)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	21	83	0	104
Over the counter	0	662	0	662

	$21	$745	$0	$766

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(22)	(71)	0	(93)
Over the counter	(1)	(871)	0	(872)

	$(23)	$(942)	$0	$(965)

Total Financial Derivative Instruments	$(2)	$(197)	$0	$(199)

Totals	$41,628	$110,800	$197	$152,625

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

156	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Total Return Fund II	September 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

CORPORATE BONDS & NOTES 39.8%

BANKING & FINANCE 15.9%

Alexandria Real Estate Equities, Inc.
3.950% due 01/15/2027	$1,500	$1,671

Allstate Corp.
1.450% due 12/15/2030	1,500	1,435

American Tower Corp.
3.375% due 10/15/2026	1,000	1,083

AvalonBay Communities, Inc.
2.050% due 01/15/2032	1,700	1,677
2.300% due 03/01/2030	1,600	1,625

Aviation Capital Group LLC
3.875% due 05/01/2023	1,500	1,566

Bank of America Corp.
0.906% (US0003M + 0.790%) due 03/05/2024 ~	1,200	1,211
1.197% due 10/24/2026 •	1,800	1,787
1.658% due 03/11/2027 •	1,600	1,610
3.419% due 12/20/2028 •	1,600	1,735
4.125% due 01/22/2024	1,500	1,622

Boston Properties LP
2.550% due 04/01/2032	1,600	1,599

Capital One Financial Corp.
4.250% due 04/30/2025	1,600	1,771

Citigroup, Inc.
1.143% (US0003M + 1.023%) due 06/01/2024 ~	1,600	1,622
3.200% due 10/21/2026	1,600	1,726

CNH Industrial Capital LLC
3.875% due 10/15/2021	1,000	1,001

Discover Bank
4.200% due 08/08/2023	1,500	1,601

Duke Realty LP
3.250% due 06/30/2026	1,900	2,049

Empower Finance LP
1.357% due 09/17/2027	1,800	1,769

EPR Properties
4.500% due 04/01/2025	1,500	1,603

Equinix, Inc.
2.500% due 05/15/2031	1,600	1,612

Equitable Holdings, Inc.
4.350% due 04/20/2028	400	456

Ford Motor Credit Co. LLC
3.087% due 01/09/2023	1,700	1,727
3.550% due 10/07/2022	1,500	1,531

Franklin Resources, Inc.
1.600% due 10/30/2030	1,500	1,429

GE Capital Funding LLC
3.450% due 05/15/2025	1,700	1,834
4.050% due 05/15/2027	1,700	1,910

Goldman Sachs Group, Inc.
1.295% (US0003M + 1.170%) due 05/15/2026 ~	1,600	1,641
3.750% due 05/22/2025	1,100	1,192

Hanover Insurance Group, Inc.
2.500% due 09/01/2030	1,600	1,609

Healthpeak Properties, Inc.
3.500% due 07/15/2029	1,300	1,423

Intercontinental Exchange, Inc.
2.100% due 06/15/2030	1,600	1,585

JPMorgan Chase & Co.
0.697% due 03/16/2024 •	1,800	1,806
2.182% due 06/01/2028 •	1,800	1,839
3.797% due 07/23/2024 •	1,500	1,586

Kilroy Realty LP
4.375% due 10/01/2025	1,500	1,670

Kimco Realty Corp.
2.700% due 03/01/2024	1,800	1,876

Mid-America Apartments LP
3.600% due 06/01/2027	1,800	1,987
3.750% due 06/15/2024	1,750	1,878

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.950% due 03/15/2029	$500	$563

Morgan Stanley
1.525% (US0003M + 1.400%) due 10/24/2023 ~	1,400	1,419
3.125% due 07/27/2026	1,100	1,184
3.875% due 01/27/2026	1,600	1,772

National Retail Properties, Inc.
3.500% due 10/15/2027	1,500	1,629

New York Life Global Funding
1.200% due 08/07/2030	2,200	2,064

Nissan Motor Acceptance Co. LLC
1.019% (US0003M + 0.890%) due 01/13/2022 ~	1,700	1,703
2.450% due 09/15/2028	1,700	1,682
2.650% due 07/13/2022	900	914

Nuveen Finance LLC
4.125% due 11/01/2024	550	605

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025	1,800	1,964
4.750% due 01/15/2028	1,200	1,351

Physicians Realty LP
4.300% due 03/15/2027	900	1,019

Public Storage
3.094% due 09/15/2027	1,600	1,750

Realty Income Corp.
3.650% due 01/15/2028	700	776
3.875% due 04/15/2025	1,300	1,425

Sabra Health Care LP
4.800% due 06/01/2024	1,400	1,543

Santander Holdings USA, Inc.
3.450% due 06/02/2025	1,600	1,714

SBA Tower Trust
1.884% due 07/15/2050	1,400	1,419
2.328% due 07/15/2052	1,700	1,735

Service Properties Trust
4.375% due 02/15/2030	860	819

Simon Property Group LP
2.750% due 06/01/2023	1,300	1,342

STORE Capital Corp.
4.500% due 03/15/2028	300	339

Synchrony Financial
2.850% due 07/25/2022	1,100	1,120

UDR, Inc.
3.500% due 01/15/2028	1,600	1,741

VEREIT Operating Partnership LP
3.950% due 08/15/2027	1,400	1,571
4.875% due 06/01/2026	1,000	1,146

Wells Fargo & Co.
2.164% due 02/11/2026 •	1,900	1,961
2.393% due 06/02/2028 •	1,600	1,652
3.000% due 02/19/2025	300	318
3.000% due 04/22/2026	500	537
3.550% due 09/29/2025	1,800	1,962

WP Carey, Inc.
4.250% due 10/01/2026	1,780	1,999

		107,092

INDUSTRIALS 16.6%

7-Eleven, Inc.
0.800% due 02/10/2024	1,600	1,600

AbbVie, Inc.
3.200% due 11/06/2022	900	924
4.250% due 11/14/2028	1,300	1,498

American Airlines Pass-Through Trust
3.000% due 04/15/2030	956	956
3.150% due 08/15/2033	1,929	1,955
3.500% due 08/15/2033	459	443
4.000% due 01/15/2027	142	139

Anheuser-Busch InBev Worldwide, Inc.
4.350% due 06/01/2040	1,400	1,629

Anthem, Inc.
2.550% due 03/15/2031	1,600	1,646

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	$1,500	$1,623

Bayer U.S. Finance LLC
4.375% due 12/15/2028	1,300	1,473

BMW U.S. Capital LLC
0.800% due 04/01/2024	1,600	1,607

Boeing Co.
1.167% due 02/04/2023	1,600	1,604

Boston Scientific Corp.
2.650% due 06/01/2030	1,800	1,859

British Airways Pass-Through Trust
2.900% due 09/15/2036	800	807
3.350% due 12/15/2030	1,128	1,134

Broadcom, Inc.
3.137% due 11/15/2035	307	307
3.187% due 11/15/2036	1,400	1,398
4.110% due 09/15/2028	1,061	1,181

CenterPoint Energy Resources Corp.
0.620% (US0003M + 0.500%) due 03/02/2023 ~	1,900	1,900

Charter Communications Operating LLC
2.250% due 01/15/2029 (b)	1,700	1,699

Citrix Systems, Inc.
1.250% due 03/01/2026	1,600	1,575

Conagra Brands, Inc.
4.300% due 05/01/2024	1,300	1,410

D.R. Horton, Inc.
4.375% due 09/15/2022	1,500	1,540

Daimler Finance North America LLC
1.450% due 03/02/2026	1,600	1,608
2.200% due 10/30/2021	1,700	1,702
2.550% due 08/15/2022	1,700	1,733

Dell International LLC
5.450% due 06/15/2023	1,600	1,716
6.020% due 06/15/2026	900	1,071

Electronic Arts, Inc.
1.850% due 02/15/2031	1,900	1,839

Entergy Louisiana LLC
2.350% due 06/15/2032	1,500	1,505
5.400% due 11/01/2024	1,500	1,703

Expedia Group, Inc.
4.625% due 08/01/2027	1,400	1,588

Fidelity National Information Services, Inc.
1.150% due 03/01/2026	1,900	1,884

Fresenius Medical Care U.S. Finance, Inc.
1.875% due 12/01/2026	1,600	1,609

General Motors Co.
6.125% due 10/01/2025 (e)	1,700	1,993

Hackensack Meridian Health, Inc.
2.675% due 09/01/2041	1,800	1,785

Hyatt Hotels Corp.
1.100% (SOFRRATE + 1.050%) due 10/01/2023 ~(b)	1,700	1,702

Hyundai Capital America
0.800% due 04/03/2023	1,600	1,601
1.150% due 11/10/2022	1,500	1,509

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	2,100	2,363

JB Hunt Transport Services, Inc.
3.300% due 08/15/2022	1,500	1,530

JetBlue Pass-Through Trust
2.750% due 11/15/2033	1,502	1,515

Kaiser Foundation Hospitals
2.810% due 06/01/2041	1,600	1,621

KLA Corp.
4.650% due 11/01/2024	1,400	1,545

Komatsu Finance America, Inc.
2.437% due 09/11/2022	1,400	1,426

Masco Corp.
1.500% due 02/15/2028	1,600	1,558

Micron Technology, Inc.
4.640% due 02/06/2024	1,200	1,303

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	157

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NetApp, Inc.
2.375% due 06/22/2027	$1,400	$1,462

Norfolk Southern Corp.
3.850% due 01/15/2024	1,900	2,023

NVR, Inc.
3.000% due 05/15/2030	1,600	1,675

Oracle Corp.
2.950% due 04/01/2030	1,500	1,572
3.850% due 04/01/2060	1,300	1,324

Owens Corning
3.400% due 08/15/2026	1,600	1,732
4.200% due 12/01/2024	1,500	1,637

PayPal Holdings, Inc.
2.300% due 06/01/2030	1,500	1,538

Penske Truck Leasing Co. LP
1.700% due 06/15/2026	1,500	1,509
4.875% due 07/11/2022	1,400	1,447

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	1,600	1,524

Rockefeller Foundation
2.492% due 10/01/2050	1,500	1,466

Southern Co.
3.700% due 04/30/2030	1,400	1,538

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	1,100	1,121
4.600% due 06/15/2028	1,000	994

Sprint Spectrum Co. LLC
5.152% due 09/20/2029	900	1,030

T-Mobile USA, Inc.
3.750% due 04/15/2027	1,300	1,433

Thermo Fisher Scientific, Inc.
1.750% due 10/15/2028	1,700	1,695

U.S. Airways Pass-Through Trust
5.900% due 04/01/2026	633	666

United Airlines Pass-Through Trust
2.700% due 11/01/2033	1,826	1,853
3.100% due 01/07/2030	1,105	1,154
4.150% due 02/25/2033	1,065	1,150

VMware, Inc.
1.800% due 08/15/2028	1,800	1,775

Volkswagen Group of America Finance LLC
2.700% due 09/26/2022	1,400	1,432
3.350% due 05/13/2025	1,900	2,032

Walt Disney Co.
2.650% due 01/13/2031	1,000	1,045

WK Kellogg Foundation Trust
2.443% due 10/01/2050	1,500	1,435

Wynn Las Vegas LLC
5.500% due 03/01/2025	1,500	1,532

		112,110

UTILITIES 7.3%

Alabama Power Co.
1.450% due 09/15/2030	1,100	1,045

Ameren Corp.
1.750% due 03/15/2028	1,400	1,373

Ameren Illinois Co.
1.550% due 11/15/2030	1,500	1,435

American Water Capital Corp.
3.450% due 06/01/2029	1,490	1,644

Appalachian Power Co.
2.700% due 04/01/2031	1,600	1,643

AT&T, Inc.
2.750% due 06/01/2031	1,800	1,850

Atmos Energy Corp.
0.625% due 03/09/2023	1,200	1,200

Avangrid, Inc.
3.150% due 12/01/2024	1,500	1,600
3.800% due 06/01/2029	1,600	1,783

Boston Gas Co.
3.001% due 08/01/2029	1,400	1,461

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DTE Electric Co.
1.900% due 04/01/2028	$2,000	$2,029

Duke Energy Carolinas LLC
2.550% due 04/15/2031	1,600	1,659

Duke Energy Progress LLC
2.000% due 08/15/2031	1,700	1,671

Enable Midstream Partners LP
4.950% due 05/15/2028	1,600	1,799

Florida Power & Light Co.
3.700% due 12/01/2047	1,300	1,502

Georgia Power Co.
3.250% due 03/15/2051	1,500	1,512

Massachusetts Electric Co.
1.729% due 11/24/2030	1,500	1,424

Metropolitan Edison Co.
4.300% due 01/15/2029	1,400	1,571

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	1,400	1,465

National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031	1,200	1,116

New York State Electric & Gas Corp.
2.150% due 10/01/2031	1,700	1,679

NextEra Energy Capital Holdings, Inc.
0.401% (US0003M + 0.270%) due 02/22/2023 ~	1,600	1,600
3.550% due 05/01/2027	1,500	1,647

Northern States Power Co.
2.250% due 04/01/2031	1,600	1,629

San Diego Gas & Electric Co.
2.950% due 08/15/2051	1,700	1,687
3.600% due 09/01/2023	1,300	1,371

Sempra Energy
4.050% due 12/01/2023	1,100	1,172

Southern California Edison Co.
2.250% due 06/01/2030	1,500	1,474

Southwestern Electric Power Co.
4.100% due 09/15/2028	1,400	1,581

Tampa Electric Co.
2.600% due 09/15/2022	1,300	1,320

Verizon Communications, Inc.
2.355% due 03/15/2032	1,846	1,827
2.850% due 09/03/2041	1,700	1,662

		49,431

Total Corporate Bonds & Notes (Cost $261,846)		268,633

MUNICIPAL BONDS & NOTES 1.1%

CALIFORNIA 0.2%

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	1,100	1,549

ILLINOIS 0.2%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	30	30

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
3.057% due 01/01/2034	1,400	1,461

		1,491

MASSACHUSETTS 0.0%

Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.200% due 12/01/2021	50	50

NEW JERSEY 0.1%

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2019
2.551% due 06/15/2023	500	516

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.2%

New York State Urban Development Corp. Revenue Notes, Series 2020
1.115% due 03/15/2025	$1,400	$1,409

PENNSYLVANIA 0.1%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2009
1.025% (US0003M + 0.900%) due 07/25/2029 ~	404	405

TEXAS 0.2%

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
2.046% due 11/01/2029	1,200	1,221

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	1,000	1,021

Total Municipal Bonds & Notes (Cost $7,149)		7,662

U.S. GOVERNMENT AGENCIES 20.7%

Fannie Mae
0.144% due 12/25/2036 •	62	62
0.509% due 10/25/2022 •	1	1
0.536% due 05/25/2023 •	2	2
1.299% due 07/01/2044 •	44	45
1.801% due 01/01/2035 •	83	86
1.946% due 05/25/2035 ~	36	37
2.069% due 05/01/2038 •	430	454
2.109% due 09/01/2035 •	9	9
2.157% due 04/01/2041 •	4	4
2.310% due 08/01/2022	479	483
5.067% due 12/25/2042 ~	187	204
6.500% due 06/25/2044	48	55

Federal Home Loan Bank
0.960% due 03/05/2026	12,500	12,488

Freddie Mac
0.650% due 10/22/2025	6,100	6,058
0.800% due 10/28/2026	6,100	6,025
0.834% due 08/15/2036 •	452	462
1.299% due 02/25/2045 •	67	68
2.335% due 12/01/2022 •	15	15
2.455% due 07/01/2030 •	7	7
4.000% due 04/01/2024 - 04/01/2048	960	1,044
4.500% due 02/01/2029	68	74
5.000% due 12/01/2039 - 07/01/2040	49	56
5.500% due 12/01/2036 - 07/01/2039	448	522
6.000% due 11/01/2029 - 09/01/2038	1,517	1,785
7.000% due 07/15/2022	13	13
7.500% due 01/15/2023	55	56
8.000% due 11/01/2025 - 06/15/2030	122	147

Ginnie Mae
0.550% due 02/20/2067 •	743	746
0.563% due 06/20/2065 •	2,359	2,367
0.605% due 10/20/2062 •	2,256	2,269
0.690% due 07/20/2065 - 10/20/2065 •	3,747	3,774
0.740% due 11/20/2065 •	565	569
0.840% due 08/20/2066 •	1,382	1,399
0.890% due 05/20/2066 - 07/20/2066 •	4,495	4,556
0.919% due 07/20/2062 ~	1,625	1,623
0.990% due 04/20/2066 •	454	461
1.010% due 07/20/2065 •	2,519	2,559
1.080% due 11/20/2067 •	1,408	1,428
1.875% (H15T1Y + 1.500%) due 06/20/2023 ~	9	10
1.875% due 05/20/2027 - 06/20/2027 •	39	40

158	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% (H15T1Y + 1.500%) due 01/20/2024 - 01/20/2026 ~	$60	$61
2.000% due 02/20/2027 •	19	19
2.125% due 12/20/2029 •	76	79
2.250% (H15T1Y + 1.500%) due 09/20/2024 - 09/20/2025 ~	38	40
2.250% due 07/20/2027 - 07/20/2030 •	142	144
4.000% due 09/15/2049 - 02/15/2050	408	439
4.500% due 04/20/2048 - 05/20/2048	1,178	1,260
5.000% due 07/15/2034 - 07/20/2049	3,648	4,063
8.000% due 01/15/2022 - 08/15/2024	1	2

Tennessee Valley Authority
1.500% due 09/15/2031	1,700	1,676

Uniform Mortgage-Backed Security
3.500% due 06/01/2024 - 02/01/2050	14,477	15,443
4.000% due 08/01/2025 - 06/01/2049	1,266	1,370
4.500% due 05/01/2023 - 08/01/2041	344	378
5.500% due 01/01/2025 - 02/01/2040	1,260	1,449
6.000% due 04/01/2023 - 01/01/2039	1,128	1,323
6.500% due 11/01/2021 - 10/01/2037	8	11

Uniform Mortgage-Backed Security, TBA
2.000% due 10/01/2051 - 11/01/2051	41,300	41,340
2.500% due 12/01/2051	10,800	11,089
3.500% due 11/01/2051	7,000	7,412

Total U.S. Government Agencies (Cost $138,861)		139,661

U.S. TREASURY OBLIGATIONS 11.7%

U.S. Treasury Bonds
1.375% due 11/15/2040	19,900	17,882
1.375% due 08/15/2050	10,100	8,526
1.625% due 11/15/2050	8,400	7,549
1.875% due 02/15/2041	1,100	1,076
2.000% due 02/15/2050	1,000	983
2.250% due 05/15/2041	6,300	6,553
2.500% due 02/15/2045	900	972
2.750% due 11/15/2042	700	787
2.875% due 05/15/2043	1,800	2,066
2.875% due 08/15/2045	500	577
2.875% due 05/15/2049	700	819
3.000% due 05/15/2042	400	468
3.000% due 05/15/2045	14,700	17,300
3.125% due 02/15/2043	2,400	2,861
3.125% due 08/15/2044	1,200	1,437
3.375% due 05/15/2044	500	622
3.625% due 08/15/2043	2,100	2,696
3.625% due 02/15/2044	1,500	1,931
3.750% due 11/15/2043	1,300	1,701

U.S. Treasury Notes
0.875% due 11/15/2030	2,700	2,563

Total U.S. Treasury Obligations (Cost $83,225)		79,369

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.5%

American Home Mortgage Investment Trust
2.155% due 02/25/2045 •	70	70

Ashford Hospitality Trust
1.084% due 06/15/2035 •	1,800	1,802

BAMLL Commercial Mortgage Securities Trust
1.150% due 09/15/2038 •	1,800	1,804

Banc of America Funding Trust
2.778% due 05/25/2035 ~	162	168

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays Commercial Real Estate Trust
3.966% due 08/10/2033	$4,600	$4,993

Bear Stearns Adjustable Rate Mortgage Trust
2.500% due 04/25/2033 ~	30	32
2.691% due 01/25/2035 ~	424	449
3.203% due 02/25/2036 ^~	131	125

Bear Stearns ALT-A Trust
2.622% due 05/25/2035 ~	657	664
2.910% due 09/25/2035 ^~	116	90

BWAY Mortgage Trust
1.334% due 09/15/2036 •	1,800	1,804

Chevy Chase Funding LLC Mortgage- Backed Certificates
0.316% due 10/25/2035 •	271	272

Citigroup Commercial Mortgage Trust
1.280% due 10/15/2036 •	1,700	1,702

Citigroup Mortgage Loan Trust
2.470% due 10/25/2035 •	46	47
3.258% due 04/25/2066 ~	1,072	1,082

Citigroup Mortgage Loan Trust, Inc.
2.210% due 09/25/2035 •	320	338

Countrywide Home Loan Mortgage Pass-Through Trust
1.985% due 02/20/2036 ^•	95	85
2.684% due 02/20/2035 ~	2	2

Credit Suisse Commercial Mortgage Trust
1.051% due 06/15/2034 •	1,600	1,597

Credit Suisse First Boston Mortgage Securities Corp.
2.944% due 09/25/2033 ~	949	993
4.959% due 06/25/2032 ~	38	40

Credit Suisse Mortgage Capital Trust
1.484% due 07/15/2038 •	1,900	1,904

CRSNT Commercial Mortgage Trust
0.910% due 04/15/2036 •	1,500	1,503

DOLP Trust
2.956% due 05/10/2041	1,900	2,016

Extended Stay America Trust
1.164% due 07/15/2038 •	4,576	4,597

GCCFC Commercial Mortgage Trust
0.884% due 02/15/2038 •	1,900	1,903

GS Mortgage Securities Trust
2.078% due 11/10/2045 ~(a)	794	10
3.621% due 10/10/2035	1,400	1,507

HomeBanc Mortgage Trust
0.586% due 03/25/2035 •	1,507	1,392

IndyMac Adjustable Rate Mortgage Trust
1.544% due 01/25/2032 ~	4	4

IndyMac Mortgage Loan Trust
2.801% due 11/25/2035 ^~	653	641

JP Morgan Chase Commercial Mortgage Securities Trust
1.084% due 06/15/2032 •	200	201
1.534% due 12/15/2031 •	1,207	1,201
2.560% due 06/15/2035 •	1,454	1,450

JP Morgan Mortgage Trust
2.299% due 07/25/2035 ~	159	166

JPMBB Commercial Mortgage Securities Trust
3.358% due 11/15/2048	2,355	2,472

KREST Commercial Mortgage Securities Trust
2.558% due 11/05/2044	1,700	1,733

Manhattan West Mortgage Trust
2.130% due 09/10/2039	1,500	1,531

MFA Trust
1.479% due 03/25/2065 ~	1,045	1,051

Morgan Stanley Bank of America Merrill Lynch Trust
3.557% due 12/15/2047	1,410	1,479

Morgan Stanley Capital Trust
3.436% due 12/15/2049	2,200	2,354

Morgan Stanley Mortgage Loan Trust
2.038% due 06/25/2036 ~	1,397	1,481

Natixis Commercial Mortgage Securities Trust
1.046% due 08/15/2038 •(b)	1,700	1,700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

One New York Plaza Trust
1.034% due 01/15/2026 •	$1,500	$1,507

Prime Mortgage Trust
0.486% due 02/25/2034 •	42	41

RBSSP Resecuritization Trust
2.106% due 12/25/2035 ~	13	13

Residential Funding Mortgage Securities, Inc. Trust
4.761% due 02/25/2036 ^~	95	86

Sequoia Mortgage Trust
0.727% due 04/19/2027 •	232	232

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~	732	736

Structured Asset Mortgage Investments Trust
0.747% due 09/19/2032 •	43	43

Tharaldson Hotel Portfolio Trust
0.983% due 11/11/2034 •	810	811

Towd Point HE Trust
0.918% due 02/25/2063 ~	1,288	1,289

VASA Trust
0.984% due 07/15/2039 •	1,900	1,903

WaMu Mortgage Pass-Through Certificates Trust
0.666% due 10/25/2045 •	122	123

Total Non-Agency Mortgage-Backed Securities (Cost $56,023)		57,239

ASSET-BACKED SECURITIES 2.5%

Asset-Backed Securities Corp. Home Equity Loan Trust
1.329% due 08/15/2033 •	1,585	1,602

EMC Mortgage Loan Trust
0.826% due 05/25/2040 •	344	342

Ford Credit Floorplan Master Owner Trust
2.840% due 03/15/2024	1,300	1,315

Fremont Home Loan Trust
0.146% due 01/25/2037 •	45	26

Home Equity Asset Trust
0.986% due 11/25/2034 •	306	307

MASTR Asset-Backed Securities Trust
0.776% due 03/25/2035 •	1,629	1,635

Morgan Stanley IXIS Real Estate Capital Trust
0.136% due 11/25/2036 •	13	6

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	210	210

Park Place Securities, Inc. Asset-Backed Pass- Through Certificates
1.331% due 01/25/2036 •	360	361

Residential Asset Securities Corp. Trust
0.506% due 06/25/2036 •	759	759

SBA Tower Trust
3.869% due 10/15/2049 þ	1,900	1,987

Securitized Asset-Backed Receivables LLC Trust
0.146% due 12/25/2036 ^•	603	200

SLM Student Loan Trust
0.275% due 10/25/2029 •	537	535

Structured Asset Investment Loan Trust
0.986% due 09/25/2034 •	196	196
1.211% due 07/25/2033 •	1,725	1,726

Sunrun Demeter Issuer
2.270% due 01/30/2057	1,700	1,705

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	2,476	2,570
3.000% due 11/25/2059 ~	468	469

VOLT LLC
2.116% due 04/25/2051 þ	752	754

Total Asset-Backed Securities (Cost $16,642)		16,705

SHORT-TERM INSTRUMENTS 15.0%

REPURCHASE AGREEMENTS (f) 0.8%
		5,175

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	159

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 10.8%
0.051% due 10/07/2021 - 03/31/2022 (b)(c)(d)(h)	$72,800	$72,785

U.S. TREASURY CASH MANAGEMENT BILLS 3.4%
0.037% due 01/11/2022 - 01/25/2022 (c)(d)	23,300	23,297

Total Short-Term Instruments (Cost $101,256)		101,257

Total Investments in Securities (Cost $665,002)		670,526

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 9.6%

SHORT-TERM INSTRUMENTS 9.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.6%

PIMCO Short Asset Portfolio	3,086,567	30,915

PIMCO Short-Term Floating NAV Portfolio III	3,470,422	34,225

Total Short-Term Instruments (Cost $65,079)		65,140

Total Investments in Affiliates (Cost $65,079)		65,140

Total Investments 108.9% (Cost $730,081)		$735,666

Financial Derivative Instruments (g)(i) 0.0% (Cost or Premiums, net $943)		68

Other Assets and Liabilities, net (8.9)%		(60,282)

Net Assets 100.0%		$675,452

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
General Motors Co.	6.125%	10/01/2025	05/07/2020	$1,699	$1,993	0.30%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$5,175	U.S. Treasury Notes 0.250% due 09/30/2023	$(5,279)	$5,175	$5,175

Total Repurchase Agreements						$(5,279)	$5,175	$5,175

160	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$5,175	$0	$0	$5,175	$(5,279)	$(104)

Total Borrowings and Other Financing Transactions	$5,175	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2021	100	$	12,274	$(78)	$9	$0
U.S. Treasury 10-Year Note December Futures	12/2021	778		102,392	(1,515)	109	0

					$(1,593)	$118	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 30-Year Bond December Futures	12/2021	51	$	(8,120)	$254	$0	$(6)

Total Futures Contracts					$(1,339)	$118	$(6)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2023	0.617%	$	1,700	$9	$3	$12	$0	$0
Boeing Co.	1.000	Quarterly	06/20/2026	1.008		1,800	(9)	9	0	0	(1)
Boeing Co.	1.000	Quarterly	12/20/2026	1.067		1,800	(12)	7	(5)	0	(1)
General Electric Co.	1.000	Quarterly	06/20/2026	0.696		1,800	12	13	25	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2026	0.767		200	2	0	2	0	0
Simon Property Group LP	1.000	Quarterly	06/20/2022	0.166		1,100	18	(11)	7	0	0

							$20	$21	$41	$0	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$	100	$2	$0	$2	$0	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		15,600	393	(12)	381	0	(5)
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		24,300	591	(6)	585	0	(12)

						$986	$(18)	$968	$0	$(17)

Total Swap Agreements						$1,006	$3	$1,009	$0	$(20)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	161

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$118	$0	$118	$0	$(6)	$(20)	$(26)

(h)

Securities with an aggregate market value of $4,050 and cash of $2,948 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	$	101.578	11/03/2021	1,700	$(7)	$(1)
GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051		101.531	11/03/2021	1,500	(5)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051		98.555	12/06/2021	1,700	(7)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051		100.555	12/06/2021	1,700	(4)	(6)
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051		100.672	10/07/2021	1,700	(6)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051		101.188	10/07/2021	3,000	(20)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051		102.672	10/07/2021	1,700	(4)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051		101.473	11/03/2021	1,700	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051		101.531	11/03/2021	1,700	(5)	(1)

Total Written Options						$(63)	$(24)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$0	$(1)	$0	$(1)	$(1)	$0	$(1)
GSC	0	0	0	0	0	(13)	0	(13)	(13)	0	(13)
JPM	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)

Total Over the Counter	$0	$0	$0	$0	$0	$(24)	$0	$(24)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

162	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$118	$118

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6
Swap Agreements	0	20	0	0	0	20

	$0	$20	$0	$0	$6	$26

Over the counter
Written Options	$0	$0	$0	$0	$24	$24

	$0	$20	$0	$0	$30	$50

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,067	$1,067
Written Options	0	0	0	0	67	67
Swap Agreements	0	141	0	0	(2)	139

	$0	$141	$0	$0	$1,132	$1,273

Over the counter
Purchased Options	$0	$0	$0	$0	$(12)	$(12)
Written Options	0	0	0	0	100	100

	$0	$0	$0	$0	$88	$88

	$0	$141	$0	$0	$1,220	$1,361

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$33	$33
Swap Agreements	0	(7)	0	0	0	(7)

	$0	$(7)	$0	$0	$33	$26

Over the counter
Written Options	$0	$0	$0	$0	$54	$54

	$0	$(7)	$0	$0	$87	$80

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	163

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)	September 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$107,092	$0	$107,092
Industrials	0	112,110	0	112,110
Utilities	0	49,431	0	49,431
Municipal Bonds & Notes
California	0	1,549	0	1,549
Illinois	0	1,491	0	1,491
Massachusetts	0	50	0	50
New Jersey	0	516	0	516
New York	0	1,409	0	1,409
Pennsylvania	0	405	0	405
Texas	0	1,221	0	1,221
West Virginia	0	1,021	0	1,021
U.S. Government Agencies	0	139,661	0	139,661
U.S. Treasury Obligations	0	79,369	0	79,369
Non-Agency Mortgage-Backed Securities	1,700	55,539	0	57,239
Asset-Backed Securities	0	16,705	0	16,705
Short-Term Instruments
Repurchase Agreements	0	5,175	0	5,175
U.S. Treasury Bills	0	72,785	0	72,785
U.S. Treasury Cash Management Bills	0	23,297	0	23,297

	$1,700	$668,826	$0	$670,526

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$65,140	$0	$0	$65,140

Total Investments	$66,840	$668,826	$0	$735,666

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$118	$0	$118

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(26)	0	(26)
Over the counter	0	(24)	0	(24)

	$0	$(50)	$0	$(50)

Total Financial Derivative Instruments	$0	$68	$0	$68

Totals	$66,840	$668,894	$0	$735,734

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

164	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Total Return Fund IV	September 30, 2021 (Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.0%

CORPORATE BONDS & NOTES 43.0%

BANKING & FINANCE 19.5%

Agree LP
2.900% due 10/01/2030		$1,100	$1,138

AIA Group Ltd.
3.125% due 03/13/2023		3,000	3,103

Allstate Corp.
1.450% due 12/15/2030		1,100	1,052

Aon Corp.
2.800% due 05/15/2030		1,100	1,150

AvalonBay Communities, Inc.
2.050% due 01/15/2032		900	888

Aviation Capital Group LLC
5.500% due 12/15/2024		1,000	1,121

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026		1,200	1,188

Bank of America Corp.
1.197% due 10/24/2026 •		1,400	1,390
1.658% due 03/11/2027 •		1,400	1,409

BNP Paribas S.A.
2.871% due 04/19/2032 •		1,200	1,226

Boston Properties LP
2.450% due 10/01/2033		900	877

Brandywine Operating Partnership LP
3.950% due 02/15/2023		900	934

Cantor Fitzgerald LP
6.500% due 06/17/2022		3,500	3,643

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		1,200	1,292

Citigroup, Inc.
1.381% (US0003M + 1.250%) due 07/01/2026 ~		1,000	1,032

Danske Bank A/S
1.621% due 09/11/2026 •		1,200	1,201

Deutsche Bank AG
3.300% due 11/16/2022		2,900	2,992
3.950% due 02/27/2023		200	209
3.961% due 11/26/2025 •		2,800	3,030

EPR Properties
4.500% due 04/01/2025		1,400	1,496

Equinix, Inc.
2.500% due 05/15/2031		1,200	1,209

Fidelity National Financial, Inc.
5.500% due 09/01/2022		1,000	1,047

Ford Motor Credit Co. LLC
1.360% (US0003M + 1.235%) due 02/15/2023 ~		3,000	2,989
3.278% (US0003M + 3.140%) due 01/07/2022 ~		2,600	2,611

GE Capital Funding LLC
4.400% due 05/15/2030		900	1,043

Globe Life, Inc.
2.150% due 08/15/2030		1,000	993

Goldman Sachs Group, Inc.
1.882% (US0003M + 1.750%) due 10/28/2027 ~		900	946

Guardian Life Global Funding
1.250% due 11/19/2027		1,100	1,075

Host Hotels & Resorts LP
3.875% due 04/01/2024		2,900	3,073

Hudson Pacific Properties LP
4.650% due 04/01/2029		1,100	1,264

JPMorgan Chase & Co.
1.578% due 04/22/2027 •		1,200	1,203

LeasePlan Corp. NV
2.875% due 10/24/2024		1,200	1,257

Lloyds Banking Group PLC
4.000% due 03/07/2025	AUD	2,100	1,653

Mid-America Apartments LP
4.200% due 06/15/2028		$700	802

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
3.125% due 07/27/2026		$1,700	$1,831

New York Life Global Funding
1.200% due 08/07/2030		1,200	1,126

Nissan Motor Acceptance Co. LLC
2.600% due 09/28/2022		1,200	1,222

NongHyup Bank
0.875% due 07/28/2024		1,000	1,002
1.250% due 07/28/2026		1,000	994

Norinchukin Bank
2.080% due 09/22/2031		1,000	991

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		289	306
5.250% due 01/15/2026		1,400	1,590

Piedmont Operating Partnership LP
3.150% due 08/15/2030		1,200	1,235

Public Storage
0.500% due 09/09/2030	EUR	800	909

SBA Tower Trust
2.328% due 07/15/2052		$900	919

Shinhan Bank Co. Ltd.
1.375% due 10/21/2026		1,200	1,198

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		1,700	1,730

Societe Generale S.A.
1.792% due 06/09/2027 •		1,200	1,194

Standard Chartered PLC
0.991% due 01/12/2025 •		1,200	1,197

Stifel Financial Corp.
4.000% due 05/15/2030		1,300	1,451

Sumitomo Mitsui Financial Group, Inc.
1.902% due 09/17/2028		900	890

			71,321

INDUSTRIALS 14.2%

7-Eleven, Inc.
1.800% due 02/10/2031		1,200	1,144

AbbVie, Inc.
2.950% due 11/21/2026		1,400	1,500
4.250% due 11/14/2028		1,000	1,153

American Airlines Pass-Through Trust
3.200% due 12/15/2029		944	953
3.500% due 08/15/2033		1,194	1,152

Anheuser-Busch InBev Worldwide, Inc.
4.350% due 06/01/2040		1,100	1,280

Anthem, Inc.
2.550% due 03/15/2031		1,200	1,234

Bayer U.S. Finance LLC
4.375% due 12/15/2028		1,200	1,360

Broadcom, Inc.
3.469% due 04/15/2034		1,200	1,237

CGI, Inc.
1.450% due 09/14/2026		1,000	990

Citrix Systems, Inc.
1.250% due 03/01/2026		1,200	1,181

Coca-Cola Femsa S.A.B. de C.V.
1.850% due 09/01/2032		1,500	1,422

Dell International LLC
5.450% due 06/15/2023		1,400	1,502

Delta Air Lines Pass-Through Trust
2.000% due 12/10/2029		1,128	1,125

Eastern Energy Gas Holdings LLC
2.500% due 11/15/2024		1,100	1,152

Electronic Arts, Inc.
1.850% due 02/15/2031		1,400	1,355

Expedia Group, Inc.
3.250% due 02/15/2030		1,100	1,138

Fresenius Medical Care U.S. Finance, Inc.
1.875% due 12/01/2026		1,200	1,207

Hyundai Capital America
1.000% due 09/17/2024		900	897

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Imperial Brands Finance PLC
3.125% due 07/26/2024		$1,500	$1,579

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050		1,600	1,800

International Flavors & Fragrances, Inc.
2.300% due 11/01/2030		1,200	1,191

JetBlue Pass-Through Trust
2.750% due 11/15/2033		1,409	1,420

Kaiser Foundation Hospitals
2.810% due 06/01/2041		1,200	1,216

Masco Corp.
1.500% due 02/15/2028		1,200	1,169

Motorola Solutions, Inc.
2.300% due 11/15/2030		1,200	1,180

Nissan Motor Co. Ltd.
4.345% due 09/17/2027		1,100	1,209

NVR, Inc.
3.000% due 05/15/2030		1,100	1,152

Odebrecht Oil & Gas Finance Ltd.
0.000% due 11/01/2021 (d)(f)		937	8

Penske Truck Leasing Co. LP
1.700% due 06/15/2026		1,200	1,207

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030		1,200	1,143

Rockefeller Foundation
2.492% due 10/01/2050		1,100	1,075

Smith & Nephew PLC
2.032% due 10/14/2030		1,100	1,074

Southern Co.
3.700% due 04/30/2030		1,000	1,099

Spirit AeroSystems, Inc.
4.600% due 06/15/2028		1,100	1,093

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		1,812	1,901

United Airlines Pass-Through Trust
2.700% due 11/01/2033		1,153	1,170

VMware, Inc.
1.800% due 08/15/2028		1,000	986

Volkswagen International Finance NV
0.997% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	1,600	1,923

Walt Disney Co.
2.650% due 01/13/2031		$900	940

Wipro IT Services LLC
1.500% due 06/23/2026		1,200	1,195

Wynn Las Vegas LLC
5.500% due 03/01/2025		2,400	2,451

			52,163

UTILITIES 9.3%

Ameren Corp.
1.750% due 03/15/2028		1,000	981

Appalachian Power Co.
2.700% due 04/01/2031		1,200	1,232

Arizona Public Service Co.
2.200% due 12/15/2031		1,000	989

AT&T, Inc.
2.750% due 06/01/2031		1,300	1,336

Atmos Energy Corp.
1.500% due 01/15/2031		1,400	1,319

Boston Gas Co.
3.001% due 08/01/2029		1,200	1,252

Duke Energy Carolinas LLC
2.550% due 04/15/2031		1,200	1,244

Enel Finance International NV
1.375% due 07/12/2026		1,000	995
2.250% due 07/12/2031		1,000	987

Entergy Corp.
2.950% due 09/01/2026		2,700	2,874

Georgia Power Co.
3.250% due 03/15/2051		1,100	1,109

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	165

Schedule of Investments	PIMCO Total Return Fund IV	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Monongahela Power Co.
3.550% due 05/15/2027	$2,800	$3,068

New York State Electric & Gas Corp.
1.950% due 10/01/2030	1,200	1,158
2.150% due 10/01/2031	900	889

NextEra Energy Capital Holdings, Inc.
2.250% due 06/01/2030	1,300	1,308

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	1,428	796

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	155	153

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	2,178	519

Public Service Co. of Oklahoma
2.200% due 08/15/2031	900	889

Rio Oil Finance Trust
9.250% due 07/06/2024	410	451
9.750% due 01/06/2027	2,491	2,935

San Diego Gas & Electric Co.
1.700% due 10/01/2030	1,200	1,157

SGSP Australia Assets Pty. Ltd.
3.250% due 07/29/2026	1,500	1,613

Southern California Edison Co.
2.250% due 06/01/2030	1,400	1,376

Southwestern Electric Power Co.
4.100% due 09/15/2028	1,000	1,129

Verizon Communications, Inc.
2.550% due 03/21/2031	1,400	1,418
2.850% due 09/03/2041	900	880

		34,057

Total Corporate Bonds & Notes (Cost $155,538)		157,541

MUNICIPAL BONDS & NOTES 0.9%

CALIFORNIA 0.3%

Los Angeles Community College District, California General Obligation Notes, Series 2020
1.606% due 08/01/2028	1,100	1,107

NEW YORK 0.3%

New York State Urban Development Corp. Revenue Notes, Series 2020
1.115% due 03/15/2025	1,100	1,107

WEST VIRGINIA 0.3%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	1,000	1,022

Total Municipal Bonds & Notes (Cost $3,200)		3,236

U.S. GOVERNMENT AGENCIES 18.1%

Fannie Mae
2.069% due 05/01/2038 •	732	774
2.310% due 08/01/2022	96	97
2.329% due 01/01/2036 •	1,328	1,418
3.000% due 10/25/2040	854	903
4.064% due 02/25/2033 •	3,166	3,294

Freddie Mac
5.000% due 03/01/2024 - 12/01/2038	441	503
5.500% due 04/01/2038	129	150

Ginnie Mae
0.000% due 11/20/2039 (a)(d)	3,142	2,973
0.436% due 05/20/2047 •	855	858
0.540% due 04/20/2065 •	487	489
0.550% due 02/20/2067 •	1,834	1,840
0.560% due 06/20/2067 •	275	277
0.710% due 09/20/2065 •	1,950	1,966

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.840% due 08/20/2066 - 08/20/2067 •		$4,064	$4,115
0.890% due 05/20/2066 - 06/20/2066 •		4,581	4,644
1.031% due 06/20/2067 •		2,849	2,886
3.000% due 11/15/2049		954	996
4.000% due 09/15/2049		636	684
5.000% due 05/15/2047 - 09/15/2047		142	161

Uniform Mortgage-Backed Security
3.000% due 06/01/2029		44	46
3.500% due 03/01/2048		111	118
4.000% due 11/01/2047		4,581	4,936
4.500% due 02/01/2031 - 07/01/2042		148	161
5.500% due 02/01/2036 - 05/01/2036		54	63

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2036 - 11/01/2051		17,100	17,221
2.500% due 12/01/2051		8,100	8,317
3.500% due 11/01/2051		5,914	6,262

Total U.S. Government Agencies (Cost $65,390)			66,152

U.S. TREASURY OBLIGATIONS 12.1%

U.S. Treasury Bonds
1.375% due 11/15/2040		11,100	9,974
1.375% due 08/15/2050		3,500	2,955
1.625% due 11/15/2050		200	180
2.500% due 02/15/2045		8,000	8,642
2.750% due 08/15/2042		400	450
2.875% due 05/15/2049		9,200	10,765
3.125% due 02/15/2043 (i)		1,930	2,300
3.125% due 08/15/2044		4,700	5,626
3.750% due 11/15/2043 (i)		2,500	3,272

Total U.S. Treasury Obligations (Cost $42,427)			44,164

NON-AGENCY MORTGAGE-BACKED SECURITIES 21.0%

Alba PLC
0.241% due 03/17/2039 •	GBP	2,842	3,743

Ashford Hospitality Trust
1.084% due 06/15/2035 •		$3,000	3,004

Banc of America Funding Trust
2.778% due 05/25/2035 ~		824	856

Bear Stearns Adjustable Rate Mortgage Trust
2.509% due 02/25/2033 ~		17	18

CD Mortgage Trust
3.348% due 11/10/2049		2,300	2,444

Chase Mortgage Finance Trust
2.369% due 02/25/2037 ~		8	8

Credit Suisse First Boston Mortgage Securities Corp.
2.944% due 09/25/2033 ~		3	3

Eurohome UK Mortgages PLC
0.220% due 06/15/2044 •	GBP	1,764	2,335

Eurosail PLC
1.017% (BP0003M + 0.950%) due 06/13/2045 ~		5,336	7,212
1.017% due 06/13/2045 •		2,975	4,006

FirstMac Mortgage Funding Trust
1.060% due 03/08/2049 •	AUD	1,081	786
1.310% due 03/08/2049 •		1,500	1,094

Great Hall Mortgages PLC
0.252% due 06/18/2039 •		$1,361	1,345

GS Mortgage Securities Trust
3.278% due 11/10/2049 ~		3,500	3,702

GSR Mortgage Loan Trust
2.654% due 01/25/2035 ~		224	225

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	3,463	4,687

HomeBanc Mortgage Trust
0.586% due 03/25/2035 •		$385	355

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac CMB Trust
0.866% due 10/25/2034 •		$1,492	$1,522

JP Morgan Chase Commercial Mortgage Securities Trust
1.084% due 06/15/2032 •		289	290

JPMDB Commercial Mortgage Securities Trust
2.994% due 12/15/2049		3,500	3,693

Landmark Mortgage Securities PLC
0.357% due 04/17/2044 •	GBP	299	388

Ludgate Funding PLC
0.257% due 12/01/2060 •		2,241	2,939

Mansard Mortgages PLC
0.258% due 04/15/2047 •		656	857

MASTR Adjustable Rate Mortgages Trust
2.731% due 11/21/2034 ~		$550	560

Merrill Lynch Mortgage Investors Trust
0.586% due 11/25/2035 •		186	186
0.859% due 01/25/2029 •		104	104

Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048		5,700	5,887

Morgan Stanley Capital Trust
3.436% due 12/15/2049		2,200	2,354

Resloc UK PLC
0.000% due 12/15/2043 •	EUR	4,074	4,589

Structured Adjustable Rate Mortgage Loan Trust
2.650% due 09/25/2034 ~		$1,376	1,468

Tharaldson Hotel Portfolio Trust
0.983% due 11/11/2034 •		2,430	2,434

Towd Point Mortgage Funding PLC
1.097% due 10/20/2051 •	GBP	1,208	1,641

WaMu Mortgage Pass-Through Certificates Trust
0.626% due 07/25/2045 •		$117	116
0.666% due 10/25/2045 •		2,142	2,154

Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059		4,500	4,725
3.486% due 12/15/2059		4,800	5,109

Total Non-Agency Mortgage-Backed Securities (Cost $76,112)			76,839

ASSET-BACKED SECURITIES 2.1%

Countrywide Asset-Backed Certificates Trust, Inc.
0.626% due 12/25/2034 •		1,871	1,836

Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		6	6

Driver Australia Trust
0.940% (BBSW1M + 0.930%) due 07/21/2026 ~	AUD	681	493

Merrill Lynch Mortgage Investors Trust
0.881% due 09/25/2035 •		$623	622

SBA Tower Trust
3.869% due 10/15/2049 þ		1,100	1,151

SLM Student Loan Trust
0.245% due 01/25/2027 •		610	608

SoFi Professional Loan Program LLC
1.036% due 01/25/2039 •		374	376

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		2,031	2,109

Wells Fargo Home Equity Asset-Backed Securities Trust
1.086% due 10/25/2034 •		687	684

Total Asset-Backed Securities (Cost $7,763)			7,885

SOVEREIGN ISSUES 1.9%

Israel Government International Bond
0.020% (MAKA5DAY) due 11/30/2021 ~	ILS	4,000	1,241
5.500% due 01/31/2022		3,700	1,169

Peru Government International Bond
5.940% due 02/12/2029	PEN	5,000	1,213
6.350% due 08/12/2028		5,000	1,249
8.200% due 08/12/2026		1,000	272

166	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Province of Ontario
1.550% due 11/01/2029	CAD	1,200	$926

Province of Quebec
6.350% due 01/30/2026		$600	724

Total Sovereign Issues (Cost $7,630)			6,794

		SHARES
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

Wells Fargo & Co.
3.900% due 03/15/2026 •(f)		1,100,000	1,135

Total Preferred Securities (Cost $1,100)			1,135

SHORT-TERM INSTRUMENTS 3.6%

REPURCHASE AGREEMENTS (g) 0.2%

			805

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL TREASURY BILLS 1.4%
(0.029)% due 10/06/2021 - 04/06/2022 (c)(d)	ILS	16,300	$5,056

U.S. TREASURY BILLS 0.1%
0.051% due 03/31/2022 (d)(e)		$200	200

U.S. TREASURY CASH MANAGEMENT BILLS 1.9%
0.041% due 01/18/2022 (d)(e)		7,000	6,999

Total Short-Term Instruments (Cost $12,972)			13,060

Total Investments in Securities (Cost $372,132)			376,806

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.0%

SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%

PIMCO Short-Term Floating NAV Portfolio III	1,874,081	$18,482

Total Short-Term Instruments (Cost $18,478)		18,482

Total Investments in Affiliates (Cost $18,478)		18,482

Total Investments 108.0% (Cost $390,610)		$395,288

Financial Derivative Instruments (h)(j) 0.2% (Cost or Premiums, net $(324))		761

Other Assets and Liabilities, net (8.2)%		(30,005)

Net Assets 100.0%		$366,044

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$805	U.S. Treasury Notes 0.125% due 12/31/2022	$(821)	$805	$805

Total Repurchase Agreements						$(821)	$805	$805

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$805	$0	$0	$805	$(821)	$(16)

Total Borrowings and Other Financing Transactions	$805	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	167

Schedule of Investments	PIMCO Total Return Fund IV	(Cont.)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(159) at a weighted average interest rate of 0.060%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2021	494	$65,015	$(888)	$70	$0
United Kingdom Long Gilt December Futures	12/2021	3	506	(15)	0	(2)

				$(903)	$70	$(2)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond December Futures	12/2021	24	$(3,821)	$102	$0	$(3)

Total Futures Contracts				$(801)	$70	$(5)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	06/20/2028	1.084%	EUR	1,000	$(6)	$0	$(6)	$0	$0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	1.423		1,100	(154)	137	(17)	1	0
Simon Property Group LP	1.000	Quarterly	06/20/2022	0.166	$	3,500	17	5	22	0	0

							$(143)	$142	$(1)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026	$	3,900	$95	$(1)	$94	$0	$(2)
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	EUR	1,200	32	5	37	0	0
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026		2,500	77	0	77	0	0

						$204	$4	$208	$0	$(2)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2052	GBP	5,900	$(85)	$614	$529	$88	$0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	03/17/2024	JPY	1,600,000	24	(12)	12	2	0
Receive	3-Month USD-LIBOR	0.200	Semi-Annual	03/11/2022		$15,000	4	(8)	(4)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	170,040	(35)	11	(24)	0	(1)
Pay	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		10,000	3	0	3	0	0
Receive(5)	6-Month JPY-LIBOR	0.250	Semi-Annual	03/17/2031		2,580,000	(1)	7	6	0	(6)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		81,900	(71)	15	(56)	0	(2)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		68,700	(111)	30	(81)	0	(3)
Receive	6-Month JPY-LIBOR	0.538	Semi-Annual	03/15/2051		63,000	(1)	0	(1)	0	(3)
Receive	6-Month JPY-LIBOR	0.520	Semi-Annual	03/16/2051		14,000	0	0	0	0	(1)
Receive	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		20,000	11	(2)	9	0	(1)
Receive	6-Month JPY-LIBOR	0.557	Semi-Annual	03/17/2051		49,000	0	(3)	(3)	0	(3)
Receive	6-Month JPY-LIBOR	0.570	Semi-Annual	03/19/2051		18,000	0	(2)	(2)	0	(1)
Receive	6-Month JPY-LIBOR	0.572	Semi-Annual	04/07/2051		10,000	0	(1)	(1)	0	(1)

							$(262)	$649	$387	$90	$(22)

Total Swap Agreements							$(201)	$795	$594	$91	$(24)

168	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$70	$91	$161	$0	$(5)	$(24)	$(29)

(i)

Securities with an aggregate market value of $4,079 and cash of $1,522 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021		$1,472	CLP	1,134,390	$0	$(76)
	10/2021		28,524	GBP	21,095	0	(100)
	10/2021		286	PEN	1,174	0	(2)
	11/2021	GBP	21,095		$28,525	100	0
	09/2022	PEN	1,174		279	3	0

BPS	10/2021	EUR	754		892	18	0
	10/2021		$441	GBP	322	0	(7)
	11/2021	AUD	5,856		$4,306	72	0

BRC	11/2021	JPY	26,404		240	2	0

CBK	10/2021	ILS	3,901		1,179	0	(31)
	10/2021	PEN	6,592		1,698	104	0
	10/2021		$1,679	GBP	1,242	0	(6)
	10/2021		878	PEN	3,571	0	(15)
	11/2021	ILS	10,336		$3,164	0	(44)
	11/2021	PEN	523		128	1	0
	11/2021		$1,242	AUD	1,711	0	(4)
	11/2021		2,029	MXN	41,404	0	(36)
	12/2021	PEN	1,441		$350	3	0
	02/2022		4,057		1,036	61	0
	04/2022	ILS	3,800		1,160	0	(22)
	05/2022	PEN	3,571		873	22	0

GLM	11/2021		$478	AUD	659	0	(2)

HUS	10/2021	CAD	1,201		$953	5	0
	10/2021		$399	GBP	290	0	(8)
	01/2022	ILS	3,905		$1,190	0	(23)

JPM	11/2021		2,267		700	0	(3)
	11/2021		$2,238	AUD	3,078	0	(12)

MYI	10/2021		415	GBP	301	0	(10)

SCX	10/2021	EUR	5,905		$6,975	135	0
	10/2021	GBP	22,008		30,159	506	0
	11/2021	EUR	6,659		7,722	4	0
	11/2021		$478	AUD	664	3	0

Total Forward Foreign Currency Contracts						$1,039	$(401)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	169

Schedule of Investments	PIMCO Total Return Fund IV	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	Russia Government International Bond	1.000%	Quarterly	12/20/2024	0.575%	$1,000	$7	$7	$14	$0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.291	3,100	(130)	107	0	(23)

Total Swap Agreements							$(123)	$114	$14	$(23)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(5)
BOA	$103	$0	$0	$103	$(178)	$0	$0	$(178)	$(75)	$0	$(75)
BPS	90	0	0	90	(7)	0	0	(7)	83	0	83
BRC	2	0	0	2	0	0	0	0	2	0	2
CBK	191	0	0	191	(158)	0	0	(158)	33	0	33
GLM	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
GST	0	0	14	14	0	0	(23)	(23)	(9)	0	(9)
HUS	5	0	0	5	(31)	0	0	(31)	(26)	0	(26)
JPM	0	0	0	0	(15)	0	0	(15)	(15)	0	(15)
MYI	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
SCX	648	0	0	648	0	0	0	0	648	(460)	188

Total Over the Counter	$1,039	$0	$14	$1,053	$(401)	$0	$(23)	$(424)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

170	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$70	$70
Swap Agreements	0	1	0	0	90	91

	$0	$1	$0	$0	$160	$161

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,039	$0	$1,039
Swap Agreements	0	14	0	0	0	14

	$0	$14	$0	$1,039	$0	$1,053

	$0	$15	$0	$1,039	$160	$1,214

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	2	0	0	22	24

	$0	$2	$0	$0	$27	$29

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$401	$0	$401
Swap Agreements	0	23	0	0	0	23

	$0	$23	$0	$401	$0	$424

	$0	$25	$0	$401	$27	$453

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$481	$481
Swap Agreements	0	97	0	0	966	1,063

	$0	$97	$0	$0	$1,447	$1,544

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,294	$0	$2,294
Swap Agreements	0	(6)	0	0	0	(6)

	$0	$(6)	$0	$2,294	$0	$2,288

	$0	$91	$0	$2,294	$1,447	$3,832

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$523	$523
Swap Agreements	0	18	0	0	(1,176)	(1,158)

	$0	$18	$0	$0	$(653)	$(635)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,606)	$0	$(1,606)
Swap Agreements	0	78	0	0	0	78

	$0	$78	$0	$(1,606)	$0	$(1,528)

	$0	$96	$0	$(1,606)	$(653)	$(2,163)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	171

Schedule of Investments	PIMCO Total Return Fund IV	(Cont.)	September 30, 2021 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$71,321	$0	$71,321
Industrials	0	52,163	0	52,163
Utilities	0	34,057	0	34,057
Municipal Bonds & Notes
California	0	1,107	0	1,107
New York	0	1,107	0	1,107
West Virginia	0	1,022	0	1,022
U.S. Government Agencies	0	66,152	0	66,152
U.S. Treasury Obligations	0	44,164	0	44,164
Non-Agency Mortgage-Backed Securities	0	76,839	0	76,839
Asset-Backed Securities	0	7,885	0	7,885
Sovereign Issues	0	6,794	0	6,794
Preferred Securities
Banking & Finance	0	1,135	0	1,135
Short-Term Instruments
Repurchase Agreements	0	805	0	805
Israel Treasury Bills	0	5,056	0	5,056
U.S. Treasury Bills	0	200	0	200
U.S. Treasury Cash Management Bills	0	6,999	0	6,999

	$0	$376,806	$0	$376,806

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$18,482	$0	$0	$18,482

Total Investments	$18,482	$376,806	$0	$395,288

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	161	0	161
Over the counter	0	1,053	0	1,053

	$0	$1,214	$0	$1,214

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	(27)	0	(29)
Over the counter	0	(424)	0	(424)

	$(2)	$(451)	$0	$(453)

Total Financial Derivative Instruments	$(2)	$763	$0	$761

Totals	$18,480	$377,569	$0	$396,049

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

172	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Total Return ESG Fund	September 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

INVESTMENTS IN SECURITIES 118.8%

CORPORATE BONDS & NOTES 68.1%

BANKING & FINANCE 40.2%

AerCap Ireland Capital DAC
4.625% due 07/01/2022		$325	$335

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032		13,400	13,001
3.800% due 04/15/2026		3,600	3,971

American Tower Corp.
5.000% due 02/15/2024		3,000	3,297

Andrew W Mellon Foundation
0.947% due 08/01/2027		9,000	8,853

Asian Development Bank
1.500% due 05/04/2028	CAD	14,000	10,990
1.875% due 08/10/2022		$5,200	5,279
4.700% due 03/12/2024	MXN	215,000	9,995
6.000% due 02/05/2026	BRL	54,800	8,850

AvalonBay Communities, Inc.
2.050% due 01/15/2032		$11,800	11,639

Banco de Sabadell S.A.
1.125% due 03/11/2027 •	EUR	2,400	2,860

Banco Santander Chile
2.700% due 01/10/2025		$7,100	7,393

Banco Santander S.A.
1.125% due 06/23/2027	EUR	4,500	5,431

Bank of America Corp.
0.981% due 09/25/2025 •		$12,700	12,721
1.486% due 05/19/2024 •		7,700	7,816
2.456% due 10/22/2025 •		4,300	4,493

Bank of Nova Scotia
0.650% due 07/31/2024		11,500	11,485
2.375% due 01/18/2023		5,300	5,444

Bankinter S.A.
0.625% due 10/06/2027	EUR	3,100	3,618

Banque Ouest Africaine de Developpement
2.750% due 01/22/2033		10,000	12,419

Barclays Bank PLC
7.625% due 11/21/2022 (f)		$805	863

Barclays PLC
0.625% due 11/14/2023 •	EUR	8,000	9,358
1.555% (US0003M + 1.430%) due 02/15/2023 ~		$1,400	1,407
3.250% due 02/12/2027	GBP	2,100	3,032
3.684% due 01/10/2023		$1,800	1,816
4.610% due 02/15/2023 •		800	812
7.875% due 09/15/2022 •(e)(f)	GBP	2,200	3,134

BlueHub Loan Fund, Inc.
2.890% due 01/01/2027		$1,300	1,342
3.099% due 01/01/2030		3,400	3,524

BNP Paribas S.A.
1.675% due 06/30/2027 •		10,000	9,960

Boston Properties LP
2.550% due 04/01/2032		6,300	6,296
3.400% due 06/21/2029		9,400	10,189

Brookfield Finance, Inc.
2.724% due 04/15/2031		11,600	11,877

Canadian Imperial Bank of Commerce
0.950% due 10/23/2025		12,300	12,210

Cantor Fitzgerald LP
6.500% due 06/17/2022		2,800	2,914

Capital One Financial Corp.
4.250% due 04/30/2025		2,600	2,878

Citigroup, Inc.
0.776% due 10/30/2024 •		13,800	13,856
1.678% due 05/15/2024 •		11,500	11,727

Community Preservation Corp.
2.867% due 02/01/2030		15,000	15,567

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		10,800	10,659
1.106% due 02/24/2027 •		8,200	8,089

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Corp. Inmobiliaria Vesta S.A.B. de C.V.
3.625% due 05/13/2031		$10,000	$10,153

CPI Property Group S.A.
1.625% due 04/23/2027	EUR	3,900	4,745
2.750% due 05/12/2026		1,500	1,906
2.750% due 01/22/2028	GBP	2,900	3,971

Credit Agricole S.A.
1.145% (US0003M + 1.020%) due 04/24/2023 ~		$4,600	4,663
3.750% due 04/24/2023		10,300	10,836

Credit Suisse Group AG
3.574% due 01/09/2023		2,900	2,924

Digital Dutch Finco BV
1.000% due 01/15/2032	EUR	4,700	5,336
1.500% due 03/15/2030		4,300	5,234

Duke Realty LP
1.750% due 02/01/2031		$10,300	9,827

Equinix, Inc.
1.000% due 03/15/2033	EUR	5,200	5,991
1.550% due 03/15/2028		$15,500	15,163
2.500% due 05/15/2031		1,500	1,511

Equitable Financial Life Global Funding
1.300% due 07/12/2026		8,300	8,231

Equitable Holdings, Inc.
4.350% due 04/20/2028		7,000	7,983

ERP Operating LP
1.850% due 08/01/2031		3,000	2,899
4.150% due 12/01/2028		1,900	2,168

European Bank for Reconstruction & Development
1.625% due 09/27/2024		13,300	13,710

European Investment Bank
1.625% due 10/09/2029		13,150	13,382
2.375% due 05/24/2027		10,000	10,689
2.875% due 06/13/2025		10,500	11,325
3.300% due 02/03/2028	AUD	3,400	2,744

Federal Realty Investment Trust
1.250% due 02/15/2026		$9,100	9,027

Globalworth Real Estate Investments Ltd.
2.950% due 07/29/2026	EUR	4,700	5,880

Hana Bank
3.375% due 01/30/2022		$10,100	10,195

HAT Holdings LLC
3.375% due 06/15/2026		8,110	8,242
3.750% due 09/15/2030		8,475	8,575

Host Hotels & Resorts LP
3.375% due 12/15/2029		14,500	14,934
3.500% due 09/15/2030		3,100	3,223

Hyundai Capital Services, Inc.
1.250% due 02/08/2026		8,500	8,375

ING Groep NV
1.400% due 07/01/2026 •		6,300	6,319
4.625% due 01/06/2026		5,300	6,017

International Bank for Reconstruction & Development
2.250% due 01/17/2023	CAD	12,600	10,180
5.310% due 02/05/2026	ZAR	126,000	7,985

International Finance Corp.
8.000% due 10/09/2023	IDR	150,000,000	11,133

JPMorgan Chase & Co.
0.563% due 02/16/2025 •		$13,300	13,248
0.653% due 09/16/2024 •		12,600	12,634
0.768% due 08/09/2025 •		8,300	8,269

KBC Group NV
0.375% due 06/16/2027 •	EUR	4,700	5,502

Kilroy Realty LP
2.500% due 11/15/2032		$6,000	5,917
2.650% due 11/15/2033 (b)		12,000	11,849
4.750% due 12/15/2028		6,600	7,621

Kimco Realty Corp.
2.700% due 10/01/2030		10,700	11,013

Kookmin Bank
2.500% due 11/04/2030 (f)		9,300	9,221

Kreditanstalt fuer Wiederaufbau
2.000% due 09/29/2022		23,500	23,935

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
4.375% due 03/22/2028		$7,200	$8,195
7.625% due 06/27/2023 •(e)(f)	GBP	2,200	3,199

Low Income Investment Fund
3.386% due 07/01/2026		$1,700	1,793
3.711% due 07/01/2029		4,300	4,586

Mediobanca Banca di Credito Finanziario SpA
1.000% due 09/08/2027	EUR	2,700	3,216

MGIC Investment Corp.
5.750% due 08/15/2023		$2,400	2,572

Mizuho Financial Group, Inc.
0.956% due 10/16/2024	EUR	2,200	2,627
1.425% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	5,000	3,677
3.922% due 09/11/2024 •		$2,900	3,081

Morgan Stanley
0.864% due 10/21/2025 •		13,900	13,876

National Australia Bank Ltd.
3.250% due 03/24/2022	AUD	780	572
3.625% due 06/20/2023		$8,300	8,766
4.000% due 12/16/2021	AUD	1,172	854

Natwest Group PLC
2.359% due 05/22/2024 •		$11,500	11,804

NongHyup Bank
0.875% due 07/28/2024		5,200	5,212
1.250% due 07/20/2025		12,000	11,963
1.250% due 07/28/2026		6,000	5,962

Norinchukin Bank
2.080% due 09/22/2031		12,000	11,889

OneMain Finance Corp.
3.500% due 01/15/2027		6,900	6,912

ORIX Corp.
4.050% due 01/16/2024		3,500	3,765

Pacific Life Global Funding
1.375% due 04/14/2026		9,100	9,143

Piedmont Operating Partnership LP
3.150% due 08/15/2030		12,400	12,766

PNC Financial Services Group, Inc.
2.200% due 11/01/2024		5,400	5,660

Principal Life Global Funding
1.250% due 08/16/2026		5,800	5,768

Prologis International Funding S.A.
1.750% due 03/15/2028	EUR	4,800	6,049

Realty Income Corp.
1.125% due 07/13/2027	GBP	3,600	4,779

Regency Centers LP
3.700% due 06/15/2030		$3,600	3,978

Reliance Standard Life Global Funding
3.850% due 09/19/2023		2,800	2,974

Rexford Industrial Realty LP
2.150% due 09/01/2031		6,200	5,982

Santander UK Group Holdings PLC
2.896% due 03/15/2032 •		5,500	5,620

SATO Oyj
1.375% due 02/24/2028	EUR	4,700	5,668

SBA Communications Corp.
4.875% due 09/01/2024		$2,600	2,647

Shinhan Bank Co. Ltd.
1.375% due 10/21/2026		8,300	8,285
4.000% due 04/23/2029 (f)		6,000	6,652

Shinhan Financial Group Co. Ltd.
3.340% due 02/05/2030 •(f)		6,400	6,663

Shriram Transport Finance Co. Ltd.
4.400% due 03/13/2024		8,200	8,210
5.100% due 07/16/2023		900	917

Standard Chartered PLC
1.214% due 03/23/2025 •		12,500	12,525

Sumitomo Mitsui Financial Group, Inc.
0.508% due 01/12/2024		4,000	3,988
0.934% due 10/11/2024	EUR	10,000	11,955

UBS Group AG
4.375% due 02/10/2031 •(e)(f)		$9,700	9,823

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	173

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UDR, Inc.
3.100% due 11/01/2034		$10,500	$10,964
3.500% due 01/15/2028		1,800	1,959

Unipol Gruppo SpA
3.250% due 09/23/2030	EUR	6,400	8,634

USAA Capital Corp.
2.125% due 05/01/2030		$6,000	6,050

Visa, Inc.
0.750% due 08/15/2027		9,900	9,646

Wells Fargo & Co.
0.805% due 05/19/2025 •		13,600	13,621

ZF Finance GmbH
2.000% due 05/06/2027	EUR	6,100	7,119

			978,651

INDUSTRIALS 11.1%

Ardagh Metal Packaging Finance USA LLC
3.000% due 09/01/2029		9,100	10,580

Autodesk, Inc.
3.600% due 12/15/2022		$2,000	2,058

Boise Cascade Co.
4.875% due 07/01/2030		3,600	3,850

California Endowment
2.498% due 04/01/2051		13,000	12,580

Chanel Ceres PLC
1.000% due 07/31/2031	EUR	7,800	9,085

Continental Wind LLC
6.000% due 02/28/2033		$5,564	6,383

CRH America Finance, Inc.
3.400% due 05/09/2027		4,600	5,013

Dell International LLC
5.450% due 06/15/2023		1,000	1,073

Doris Duke Charitable Foundation
2.345% due 07/01/2050		12,500	11,163

ERAC USA Finance LLC
2.600% due 12/01/2021		1,500	1,503

Fiserv, Inc.
2.650% due 06/01/2030		4,600	4,710

Ford Foundation
2.815% due 06/01/2070		15,200	15,085

Gap, Inc.
3.625% due 10/01/2029		3,500	3,513

General Mills, Inc.
1.144% (US0003M + 1.010%) due 10/17/2023 ~		600	611

Global Switch Finance BV
1.375% due 10/07/2030	EUR	4,600	5,420

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		$3,400	3,652

International Flavors & Fragrances, Inc.
3.200% due 05/01/2023		1,100	1,139

John D and Catherine T MacArthur Foundation
1.299% due 12/01/2030		13,400	12,629

Kia Corp.
1.000% due 04/16/2024		9,800	9,809

Komatsu Finance America, Inc.
2.437% due 09/11/2022		2,800	2,853

Liberty Utilities Finance GP 1
2.050% due 09/15/2030		13,600	13,175

Local Initiatives Support Corp.
3.782% due 03/01/2027		5,000	5,379

Massachusetts Higher Education Assistance Corp.
2.673% due 07/01/2031		4,400	4,505

Mather Foundation
2.675% due 10/01/2031 «(b)		9,600	9,620

NXP BV
3.400% due 05/01/2030		11,700	12,708

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		7,100	7,475

Renewable Energy Group, Inc.
5.875% due 06/01/2028		6,700	6,935

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SK Hynix, Inc.
2.375% due 01/19/2031		$9,200	$8,937

Sunnova Energy Corp.
5.875% due 09/01/2026		7,100	7,242

Tesco Corporate Treasury Services PLC
2.500% due 07/01/2024	EUR	1,000	1,240

Verallia S.A.
1.625% due 05/14/2028		5,800	6,938

Vmed O2 UK Financing PLC
4.750% due 07/15/2031		$10,000	10,229

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	10,000	11,891

Weir Group PLC
2.200% due 05/13/2026		$19,000	19,198

Wipro IT Services LLC
1.500% due 06/23/2026		11,000	10,955

Xylem, Inc.
1.950% due 01/30/2028		5,500	5,539
2.250% due 01/30/2031		5,500	5,511

			270,186

UTILITIES 16.8%

Adani Green Energy UP Ltd.
6.250% due 12/10/2024		11,750	12,765

Adani Renewable Energy RJ Ltd.
4.625% due 10/15/2039		3,024	3,048

AES Corp.
1.375% due 01/15/2026		2,000	1,975
2.450% due 01/15/2031		9,500	9,382

Anglian Water Services Financing PLC
1.625% due 08/10/2025	GBP	1,500	2,075

Atlantica Sustainable Infrastructure PLC
4.125% due 06/15/2028		$8,300	8,588

Avangrid, Inc.
3.150% due 12/01/2024		12,130	12,936
3.200% due 04/15/2025		6,300	6,713
3.800% due 06/01/2029		5,800	6,463

Azure Power Energy Ltd.
3.575% due 08/19/2026		5,800	5,887

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024		7,759	8,196

Clean Renewable Power Mauritius Pte Ltd.
4.250% due 03/25/2027		8,100	8,214

Clearway Energy Operating LLC
3.750% due 02/15/2031		10,500	10,539
3.750% due 01/15/2032 (b)		200	200
4.750% due 03/15/2028		4,000	4,239

Continuum Energy Levanter Pte Ltd.
4.500% due 02/09/2027		9,627	9,976

Dominion Energy, Inc.
2.250% due 08/15/2031		5,800	5,786

DTE Electric Co.
1.900% due 04/01/2028		12,000	12,175
4.050% due 05/15/2048		3,200	3,815

Duke Energy Carolinas LLC
3.950% due 11/15/2028		3,000	3,412

Duke Energy Florida LLC
2.500% due 12/01/2029		9,900	10,248

EDP Finance BV
1.710% due 01/24/2028		9,000	8,852

Electricite de France S.A.
3.625% due 10/13/2025		3,600	3,915

Enel Finance International NV
1.375% due 07/12/2026		5,600	5,571
1.875% due 07/12/2028		2,700	2,691
2.250% due 07/12/2031		200	197
2.650% due 09/10/2024		10,800	11,320

Georgia Power Co.
3.250% due 03/15/2051		7,400	7,460

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		3,800	3,888
5.950% due 07/29/2026		10,400	11,029

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022		$6,400	$6,490

India Green Energy Holdings
5.375% due 04/29/2024		4,700	4,891

India Green Power Holdings
4.000% due 02/22/2027		2,900	2,922

Interstate Power & Light Co.
3.600% due 04/01/2029		6,000	6,630
4.100% due 09/26/2028		3,500	3,986

Leeward Renewable Energy Operations LLC
4.250% due 07/01/2029		8,900	9,057

MidAmerican Energy Co.
3.150% due 04/15/2050		7,900	8,291
3.650% due 04/15/2029		6,000	6,718

National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031		9,100	8,463

NextEra Energy Capital Holdings, Inc.
1.900% due 06/15/2028		17,300	17,322
2.200% due 12/02/2026	AUD	10,300	7,553

Niagara Mohawk Power Corp.
1.960% due 06/27/2030		$14,500	14,099

Northern States Power Co.
2.600% due 06/01/2051		3,000	2,849
2.900% due 03/01/2050		3,985	4,014

NSTAR Electric Co.
3.250% due 05/15/2029		7,800	8,535

Pattern Energy Operations LP
4.500% due 08/15/2028		3,000	3,131

Public Service Co. of Colorado
2.700% due 01/15/2051		4,000	3,885

Public Service Co. of Oklahoma
2.200% due 08/15/2031		5,800	5,727

ReNew Wind Energy AP2
4.500% due 07/14/2028		4,500	4,600

San Diego Gas & Electric Co.
2.950% due 08/15/2051		5,900	5,855

Solar Star Funding LLC
5.375% due 06/30/2035		5,728	6,656

Southern California Edison Co.
2.500% due 06/01/2031		100	100
3.650% due 06/01/2051		100	103
3.700% due 08/01/2025		4,800	5,221

Southern Power Co.
0.900% due 01/15/2026		10,000	9,815

Southwestern Public Service Co.
3.150% due 05/01/2050		7,150	7,515

Tucson Electric Power Co.
1.500% due 08/01/2030		4,600	4,357

Union Electric Co.
2.625% due 03/15/2051		4,300	4,086

Verizon Communications, Inc.
1.500% due 09/18/2030		14,000	13,259
2.850% due 09/03/2041		11,800	11,535
3.875% due 02/08/2029		8,000	8,979

			408,199

Total Corporate Bonds & Notes (Cost $1,635,171)			1,657,036

MUNICIPAL BONDS & NOTES 1.7%

CALIFORNIA 1.6%

California Health Facilities Financing Authority Revenue Bonds, Series 2019
2.704% due 06/01/2030		4,000	4,213

California Health Facilities Financing Authority Revenue Notes, Series 2019
2.211% due 06/01/2025		3,000	3,140
2.534% due 06/01/2028		4,000	4,229
2.584% due 06/01/2029		4,450	4,704

California Municipal Finance Authority Revenue Bonds, Series 2020
2.877% due 11/01/2035		4,100	4,044

174	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Community College District, California General Obligation Bonds, Series 2020
2.106% due 08/01/2032	$5,600	$5,637

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2020
2.825% due 11/01/2041	6,500	6,567

San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2020
1.864% due 11/01/2021	1,250	1,252
2.082% due 11/01/2024	520	540
2.371% due 11/01/2026	1,000	1,054
2.483% due 11/01/2027	850	900
2.533% due 11/01/2028	1,000	1,062
2.593% due 11/01/2029	1,200	1,274

		38,616

NEW YORK 0.1%

New York City Housing Development Corp. Revenue Notes, Series 2021
1.377% due 05/01/2027	200	198
1.477% due 11/01/2027	300	297
1.577% due 05/01/2028	500	494
1.677% due 11/01/2028	875	866

		1,855

Total Municipal Bonds & Notes (Cost $39,345)		40,471

U.S. GOVERNMENT AGENCIES 20.7%

Fannie Mae
0.136% due 07/25/2037 •	145	143
0.336% due 05/25/2037 •	5	5
0.406% due 06/25/2055 •	1,062	1,067
0.446% due 03/25/2037 •	11	11
1.299% due 07/01/2044 •	37	38
1.638% due 08/01/2035 •	228	229
1.673% due 08/01/2035 •	64	64
1.722% due 01/01/2035 •	51	53
1.827% due 09/01/2034 •	26	28
1.834% due 07/01/2035 •	152	156
1.946% due 05/25/2035 ~	29	30
1.981% due 07/01/2034 •	2	2
1.982% due 09/01/2037 •	7	8
2.002% due 04/01/2038 •	40	42
2.027% due 04/01/2038 •	13	13
2.109% due 09/01/2035 •	9	9
2.155% due 04/01/2038 •	10	10
2.249% due 03/01/2033 •	2	2
2.310% due 08/01/2022	192	193
2.358% due 01/25/2031 ~(a)	46,100	6,287
2.444% due 10/25/2029	14,800	15,679
2.937% due 06/25/2029	12,500	13,703
3.000% due 05/01/2028	2,690	2,811
3.058% due 09/25/2027 ~	10,000	10,850
4.010% due 12/01/2028 (h)	9,040	10,180
6.000% due 08/01/2032	4	5
6.500% due 06/25/2044	29	34
7.500% due 02/01/2027	23	23

Freddie Mac
0.496% due 12/15/2042 •	4,282	4,324
0.794% due 10/15/2037 •	8	8
0.826% due 02/25/2031	1,477	1,426
1.144% due 08/25/2029 ~(a)	25,500	1,741
1.257% due 09/25/2030 ~(a)	61,255	5,375
1.783% due 06/25/2034	15,000	14,737
2.159% due 04/01/2038 •	19	20
2.335% due 12/01/2022 •	2	2
2.455% due 07/01/2030 •	2	2
2.700% due 08/01/2023 (h)	28,560	28,755
2.875% due 04/25/2026	9,500	10,202
2.939% due 04/25/2029	9,500	10,422
3.500% due 12/01/2047 - 05/01/2048 (h)	27,020	29,090
3.801% due 08/15/2032 ~	7	8
4.000% due 08/01/2030 - 06/01/2048	854	929
4.500% due 02/01/2029 - 02/01/2035	287	313

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 10/01/2039	$15	$17
5.500% due 01/01/2034 - 01/01/2039	307	358
6.000% due 09/01/2027 - 05/01/2040	838	987
6.000% due 04/01/2040 (h)	341	397
6.500% due 05/15/2032	1,241	1,423
7.000% due 02/15/2027 - 07/01/2029	134	149
7.500% due 09/01/2025	2	3

Ginnie Mae
0.386% due 10/20/2043 •	1,694	1,692
0.436% due 05/20/2047 •	578	580
0.670% due 05/20/2066 •	504	506
0.690% due 05/20/2065 •	859	865
0.810% due 02/20/2066 •	820	825
0.890% due 09/20/2066 •	3,922	3,978
1.029% due 04/20/2067 •	1,705	1,727
1.031% due 06/20/2067 •	5,759	5,835
1.080% due 11/20/2067 •	1,956	1,983
1.875% (H15T1Y + 1.500%) due 06/20/2022 ~	3	3
2.000% (H15T1Y + 1.500%) due 01/20/2024 - 01/20/2026 ~	22	22
2.000% due 02/20/2032 •	128	133
2.125% (H15T1Y + 1.500%) due 10/20/2024 - 10/20/2025 ~	25	25
2.125% due 12/20/2026 •	1	2
2.250% (H15T1Y + 1.500%) due 09/20/2023 - 08/20/2025 ~	13	14
2.250% due 07/20/2027 -08/20/2027 •	7	7
3.500% due 08/15/2045 -08/20/2049 (h)	13,381	14,478
3.500% due 07/20/2047 -07/20/2049	10,409	11,335
4.000% due 09/20/2040 -06/20/2048	12,198	13,466
4.000% due 03/20/2048 -07/20/2048 (h)	15,943	17,489
5.000% due 03/15/2033 -05/15/2042	325	373
6.000% due 04/15/2037	33	37
7.000% due 02/20/2032	4	4

Ginnie Mae, TBA
4.000% due 11/01/2051	2,000	2,143
5.000% due 11/01/2051	3,000	3,393

Small Business Administration
5.130% due 09/01/2023	12	13
5.520% due 06/01/2024	111	116

Tennessee Valley Authority
1.500% due 09/15/2031	11,800	11,636

Uniform Mortgage-Backed Security
2.500% due 07/01/2050 (h)	11,998	12,419
3.000% due 04/01/2034 -08/01/2046 (h)	12,137	12,824
3.500% due 10/01/2025 -03/01/2047	1,277	1,388
4.000% due 10/01/2024 -10/01/2047	384	408
4.000% due 08/01/2047 (h)	3,598	3,876
4.500% due 03/01/2023 -06/01/2042	153	166
5.000% due 02/01/2038 -02/01/2041	188	212
5.500% due 06/01/2022 -02/01/2049	8,233	9,492
5.500% due 03/01/2028 -06/01/2039 (h)	869	997
6.000% due 09/01/2028 -09/01/2039	1,140	1,318
6.500% due 01/01/2026 -01/01/2029	3	3

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2036 -12/01/2051	172,414	173,350
3.000% due 12/01/2051	21,800	22,745

Total U.S. Government Agencies (Cost $494,541)		504,241

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 9.0%

U.S. Treasury Bonds
1.375% due 11/15/2040 (h)		$75,800	$68,113
1.375% due 08/15/2050 (h)(j)		21,800	18,402
1.750% due 08/15/2041		24,400	23,332
1.875% due 02/15/2041 (h)		10,400	10,177
2.000% due 02/15/2050 (h)		9,200	9,041
2.500% due 02/15/2045 (h)		1,900	2,052
2.750% due 11/15/2042 (h)		1,600	1,800
2.875% due 05/15/2043 (h)		3,900	4,477
2.875% due 08/15/2045 (h)(j)		1,500	1,730
3.000% due 05/15/2042 (h)(j)		700	819
3.000% due 11/15/2044 (h)		2,100	2,466
3.000% due 05/15/2045 (h)(j)		34,700	40,838
3.125% due 02/15/2043 (h)		12,100	14,422
3.125% due 08/15/2044 (h)		3,200	3,831
3.375% due 05/15/2044 (j)		1,500	1,865
3.625% due 02/15/2044 (h)		2,200	2,833
3.750% due 11/15/2043 (h)		7,600	9,945

U.S. Treasury Notes
1.875% due 07/31/2022 (j)		2,229	2,262

Total U.S. Treasury Obligations (Cost $230,883)			218,405

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.2%

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ		1,024	1,002

BAMLL Commercial Mortgage Securities Trust
1.150% due 09/15/2038 •		6,000	6,014

Banc of America Mortgage Trust
6.000% due 05/25/2037		1,592	1,467

BCAP LLC Trust
4.801% due 03/26/2037 þ		142	149

Bear Stearns Structured Products, Inc. Trust
2.727% due 12/26/2046 ^~		387	351

Beast Mortgage Trust
1.300% due 03/15/2036 •		7,500	7,519

Beneria Cowen & Pritzer Collateral Funding Corp.
0.883% due 06/15/2038 •		6,000	5,967

BSREP Commercial Mortgage Trust
1.034% due 08/15/2038 •		11,700	11,742

Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.686% due 04/25/2037 •		2,659	703

DC Office Trust
2.965% due 09/15/2045		13,400	14,220

DOLP Trust
2.956% due 05/10/2041		8,600	9,125

DROP Mortgage Trust
1.230% due 04/15/2026 •		8,700	8,741

Extended Stay America Trust
1.164% due 07/15/2038 •		11,440	11,492

FirstMac Mortgage Funding Trust
1.310% due 03/08/2049 •	AUD	3,300	2,408

GCCFC Commercial Mortgage Trust
0.884% due 02/15/2038 •		$8,100	8,111

Gemgarto PLC
0.640% due 12/16/2067 •	GBP	8,193	11,096

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		$5,300	5,290

GSMPS Mortgage Loan Trust
0.486% due 04/25/2036 •		1,393	1,217

GSR Mortgage Loan Trust
2.773% due 03/25/2047 ^~		1,202	949

IndyMac Adjustable Rate Mortgage Trust
1.544% due 01/25/2032 ~		2	2

IndyMac Mortgage Loan Trust
3.047% due 01/25/2036 ^~		619	620

JP Morgan Chase Commercial Mortgage Securities Trust
0.884% due 04/15/2038 •		10,772	10,822

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	175

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Trust
6.500% due 07/25/2036 ^		$2,169	$1,268

KREST Commercial Mortgage Securities Trust 2021-CHIP
2.558% due 11/05/2044		5,800	5,914

Lehman Mortgage Trust
6.000% due 09/25/2037 ^		634	644

Morgan Stanley Bank of America Merrill Lynch Trust
3.150% due 03/15/2048		3,568	3,696

MortgageIT Mortgage Loan Trust
0.546% due 04/25/2036 •		772	747

One New York Plaza Trust
1.034% due 01/15/2026 •		9,600	9,643

Residential Accredit Loans, Inc. Trust
0.466% due 07/25/2036 •		1,163	1,197

SFO Commercial Mortgage Trust
1.234% due 05/15/2038 •		9,200	9,240

SLG Office Trust
0.258% due 07/15/2041 ~(a)		156,137	3,268

Structured Asset Mortgage Investments Trust
0.346% due 03/25/2037 •		653	263

STWD Mortgage Trust
1.134% due 04/15/2034 •		11,500	11,551

Thornburg Mortgage Securities Trust
2.371% due 10/25/2046 •		594	605

Towd Point Mortgage Funding
0.950% due 07/20/2045 •	GBP	9,656	13,058

Towd Point Mortgage Funding PLC
1.097% due 10/20/2051 •		4,228	5,745

VASA Trust
0.984% due 07/15/2039 •		$11,400	11,420

WaMu Mortgage Pass-Through Certificates Trust
2.819% due 03/25/2037 ~		708	705
3.114% due 12/25/2036 ^~		605	602

Total Non-Agency Mortgage-Backed Securities (Cost $198,163)			198,573

ASSET-BACKED SECURITIES 3.2%

Bear Stearns Asset-Backed Securities Trust
0.406% due 08/25/2036 •		312	303
1.061% due 05/25/2035 •		1,958	1,960

Chesapeake Funding LLC
0.454% due 08/15/2030 •		721	721

Countrywide Asset-Backed Certificates
0.316% due 05/25/2037 •		2,300	2,232

GoodLeap Sustainable Home Solutions Trust
2.100% due 05/20/2048		11,049	11,037

GSAMP Trust
0.156% due 12/25/2036 •		285	176

HSI Asset Loan Obligation Trust
0.146% due 12/25/2036 •		220	84

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Acquisition Corp.
0.701% due 10/25/2035 ^•		$2,513	$2,508

LCM LP
1.174% due 10/20/2027 •		1,952	1,954

Lehman XS Trust
5.062% due 01/25/2036 ^þ		3,352	3,374

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048		13,879	13,924

Morgan Stanley ABS Capital, Inc. Trust
0.216% due 01/25/2037 •		2,975	1,839
0.386% due 06/25/2036 •		654	602
1.336% due 07/25/2037 •		400	401

Morgan Stanley IXIS Real Estate Capital Trust
0.236% due 11/25/2036 •		8,763	4,008

Morgan Stanley Mortgage Loan Trust
0.806% due 04/25/2037 •		300	127

New Century Home Equity Loan Trust
3.086% due 01/25/2033 ^•		859	813

Option One Mortgage Loan Trust
0.306% due 02/25/2037 •		4,038	2,547

Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 þ		3,386	1,676

SLM Student Loan Trust
0.245% due 01/25/2027 •		711	710

Structured Asset Securities Corp. Mortgage Loan Trust
1.436% due 12/25/2034 •		134	134

Sunrun Demeter Issuer
2.270% due 01/30/2057		16,800	16,846

Tricolor Auto Securitization Trust
0.740% due 04/15/2024		9,851	9,852

Utah State Board of Regents
0.836% due 01/25/2057 •		1,296	1,292

Total Asset-Backed Securities (Cost $77,833)			79,120

SOVEREIGN ISSUES 7.5%

Chile Government International Bond
0.830% due 07/02/2031	EUR	4,000	4,632
1.250% due 01/22/2051		4,200	4,319
2.550% due 01/27/2032		$4,700	4,669
3.100% due 01/22/2061		5,000	4,520

Hong Kong Government International Bond
2.500% due 05/28/2024		9,300	9,782

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		1,200	1,267

Japan International Cooperation Agency
2.750% due 04/27/2027		4,500	4,833

Korea Development Bank
0.500% due 10/27/2023		9,300	9,298
4.800% due 06/10/2023	IDR	185,000,000	12,936

Korea Government International Bond
2.000% due 06/19/2024		$9,400	9,773

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mexico Government International Bond
1.350% due 09/18/2027	EUR	7,800	$9,320

Nederlandse Waterschapsbank NV
2.375% due 03/24/2026		$11,000	11,674

Paraguay Government International Bond
4.950% due 04/28/2031		1,500	1,698

Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025		6,200	6,434

Province of Ontario
1.550% due 11/01/2029	CAD	14,500	11,188
2.650% due 02/05/2025		24,325	20,234

Province of Quebec
1.850% due 02/13/2027		8,000	6,473
2.450% due 03/01/2023		5,000	4,059
2.600% due 07/06/2025		19,600	16,333

Serbia Government International Bond
1.000% due 09/23/2028	EUR	10,300	11,563

Sweden Government International Bond
0.125% due 09/09/2030	SEK	155,000	17,408

Total Sovereign Issues (Cost $179,966)			182,413

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(e)		4,900,000	5,405

Total Preferred Securities (Cost $4,900)			5,405

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (g) 0.2%
			5,557

U.S. TREASURY BILLS 0.0%
0.048% due 03/24/2022 (c)(d)		$933	933

Total Short-Term Instruments (Cost $6,490)			6,490

Total Investments in Securities (Cost $2,867,292)			2,892,154

Total Investments 118.8% (Cost $2,867,292)			$2,892,154

Financial Derivative Instruments (i)(k) 0.2% (Cost or Premiums, net $(405))			5,561

Other Assets and Liabilities, net (19.0)%			(463,195)

Net Assets 100.0%			$2,434,520

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.

176	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$5,557	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	$(5,668)	$5,557	$5,557

Total Repurchase Agreements						$(5,668)	$5,557	$5,557

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.070%	09/14/2021	10/14/2021	$(30,416)	$(30,416)
	0.080	09/29/2021	10/04/2021	(3,677)	(3,677)
	0.090	09/23/2021	10/14/2021	(12,576)	(12,577)
BSN	0.070	09/09/2021	10/06/2021	(27,121)	(27,123)
	0.070	09/24/2021	10/08/2021	(45,927)	(45,928)
CIB	0.070	08/03/2021	10/05/2021	(23,494)	(23,497)
	0.070	09/14/2021	10/14/2021	(78,749)	(78,751)
	0.070	09/16/2021	10/14/2021	(3,774)	(3,774)
GRE	0.070	09/01/2021	10/01/2021	(18,529)	(18,530)
	0.070	09/08/2021	10/07/2021	(18,225)	(18,225)
	0.080	09/14/2021	10/06/2021	(12,975)	(12,976)
NOM	0.070	09/23/2021	10/07/2021	(41,456)	(41,457)

Total Reverse Repurchase Agreements					$(316,931)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.3)%
Uniform Mortgage-Backed Security, TBA	2.500%	11/01/2051	$7,300	$(7,545)	$(7,513)

Total Short Sales (0.3)%				$(7,545)	$(7,513)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(46,670)	$0	$(46,670)	$47,961	$1,291
BSN	0	(73,051)	0	(73,051)	72,623	(428)
CIB	0	(106,022)	0	(106,022)	108,369	2,347
FICC	5,557	0	0	5,557	(5,668)	(111)
GRE	0	(49,731)	0	(49,731)	49,349	(382)
NOM	0	(41,457)	0	(41,457)	41,214	(243)

Total Borrowings and Other Financing Transactions	$5,557	$(316,931)	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	177

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(125,518)	$0	$0	$(125,518)
U.S. Treasury Obligations	(18,530)	(172,883)	0	0	(191,413)

Total Borrowings	$(18,530)	$(298,401)	$0	$0	$(316,931)

Payable for reverse repurchase agreements					$(316,931)

(h)	Securities with an aggregate market value of $316,435 and cash of $3,081 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(221,221) at a weighted average interest rate of 0.062%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2021	346	$45,537	$(303)	$22	$(21)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond December Futures	12/2021	60	$(6,137)	$108	$5	$0
Euro-Bund 10-Year Bond December Futures	12/2021	518	(101,896)	1,430	198	(174)
Euro-Buxl 30-Year Bond December Futures	12/2021	66	(15,546)	427	99	(44)
U.S. Treasury 5-Year Note December Futures	12/2021	451	(55,357)	302	0	(53)
U.S. Treasury 30-Year Bond December Futures	12/2021	332	(52,861)	1,416	0	(42)
United Kingdom Long Gilt December Futures	12/2021	74	(12,478)	387	51	(9)

				$4,070	$353	$(322)

Total Futures Contracts				$3,767	$375	$(343)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Tesco PLC	1.000%	Quarterly	06/20/2022	0.122%	EUR	2,000	$16	$(1)	$15	$0	$0
Valeo SA	1.000	Quarterly	06/20/2026	1.225		5,000	(90)	31	(59)	0	(3)

							$(74)	$30	$(44)	$0	$(3)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	03/16/2027	GBP	7,500	$37	$130	$167	$15	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		28,700	(54)	2,628	2,574	429	0
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026	JPY	378,900	0	(17)	(17)	1	0
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		900,000	193	(5)	188	5	0

178	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029	JPY	520,000	$(137)	$2	$(135)	$0	$(4)
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		100,000	(51)	(28)	(79)	0	(2)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		290,000	(99)	(87)	(186)	0	(7)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		150,000	(73)	(42)	(115)	0	(4)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		67,300	(28)	(19)	(47)	0	(2)
Receive	6-Month JPY-LIBOR	0.538	Semi-Annual	03/15/2051		418,000	(4)	(4)	(8)	0	(23)
Receive	6-Month JPY-LIBOR	0.556	Semi-Annual	03/15/2051		606,580	(2)	(39)	(41)	0	(33)
Receive	6-Month JPY-LIBOR	0.520	Semi-Annual	03/16/2051		90,000	0	2	2	0	(5)
Receive	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		153,000	84	(14)	70	0	(8)
Receive	6-Month JPY-LIBOR	0.557	Semi-Annual	03/17/2051		303,000	0	(21)	(21)	0	(17)
Receive	6-Month JPY-LIBOR	0.570	Semi-Annual	03/19/2051		150,000	0	(15)	(15)	0	(8)
Receive	6-Month JPY-LIBOR	0.572	Semi-Annual	04/07/2051		64,000	0	(8)	(8)	0	(3)

							$(134)	$2,463	$2,329	$450	$(116)

Total Swap Agreements							$(208)	$2,493	$2,285	$450	$(119)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$ 375	$ 450	$ 825	$ 0	$ (343)	$ (119)	$ (462)

(j)

Securities with an aggregate market value of $7,584 and cash of $11,601 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (h) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021	AUD	3,351		$2,432	$9	$0
	11/2021		$1,036	EUR	884	0	(11)
	11/2021		1,106	GBP	807	0	(19)

BPS	10/2021	BRL	53,512		$9,838	11	0
	10/2021		$12,970	AUD	17,843	0	(70)
	10/2021		10,127	BRL	53,512	0	(301)
	10/2021		6,808	CAD	8,635	10	0
	11/2021	BRL	53,512		$10,080	298	0
	11/2021	CAD	8,635		6,808	0	(10)
	11/2021	MXN	214,590		10,630	287	0
	11/2021		$6,176	AUD	8,574	24	0
	12/2021	ZAR	18,096		$1,261	71	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	179

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

BRC	11/2021	JPY	195,936		$1,778	$17	$0
	11/2021		$1,433	GBP	1,049	0	(20)

CBK	10/2021	AUD	16,273		$11,816	52	0
	10/2021		$3,236	AUD	4,468	0	(5)
	11/2021	EUR	156,181		$184,057	2,995	0
	11/2021		$8,538	GBP	6,314	0	(30)
	12/2021	ZAR	22,406		$1,546	73	0
	01/2022		$6,301	CLP	4,880,430	0	(338)

GLM	12/2021	IDR	105,606,785		$7,337	22	0
	12/2021	ZAR	17,244		1,193	59	0

HUS	10/2021		$8,134	AUD	11,202	0	(36)
	10/2021		2,669	CAD	3,377	0	(3)
	11/2021	CAD	3,377		$2,668	3	0
	11/2021	EUR	10,066		11,820	151	0
	12/2021	IDR	31,040,203		2,157	6	0
	12/2021	ZAR	22,590		1,561	75	0

JPM	11/2021	IDR	92,115,719		6,411	8	0

MYI	10/2021		$15,903	CAD	20,117	0	(20)
	11/2021	CAD	20,117		$15,902	20	0
	11/2021	GBP	40,551		56,167	1,527	0
	11/2021	IDR	30,153,617		2,098	2	0
	12/2021	ZAR	4,917		342	19	0

RYL	10/2021		$50	AUD	69	0	0

SCX	10/2021	AUD	5,384		$3,905	13	0
	10/2021	CAD	102,138		80,590	0	(49)
	12/2021	IDR	64,074,098		4,461	22	0
	12/2021	ZAR	20,573		1,437	84	0

SSB	10/2021	BRL	53,512		10,160	333	0
	10/2021		$357	CAD	450	0	(2)
	10/2021		32	DKK	200	0	0
	11/2021		325	JPY	35,500	0	(6)

TOR	10/2021		54,907	CAD	69,559	10	0
	11/2021	CAD	69,559		$54,904	0	(11)
	12/2021	IDR	32,109,079		2,233	9	0

UAG	11/2021	SEK	155,375		17,912	158	0
	11/2021		$2,852	AUD	3,966	16	0
	11/2021		250	JPY	27,501	0	(3)
	12/2021	ZAR	22,694		$1,563	70	0

Total Forward Foreign Currency Contracts						$6,454	$(934)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900%	03/10/2022	2,300	$182	$192
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900	03/15/2022	5,400	571	455

JPM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.900	03/11/2022	2,300	0	193

Total Purchased Options							$753	$840

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800%	03/10/2022	6,200	$ (177)	$(225)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800	03/15/2022	14,600	(555)	(535)

JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.800	03/11/2022	6,200	0	(226)

							$ (732)	$(986)

180	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	$101.508	11/03/2021	5,800	$(24)	$(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.563	11/03/2021	3,000	(8)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2051	103.375	11/03/2021	10,000	(47)	(18)

SAL	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2051	100.953	11/12/2021	7,000	(15)	(31)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.813	10/07/2021	6,000	(22)	(35)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.813	10/07/2021	4,000	(8)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.859	11/03/2021	5,000	(13)	(20)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.414	11/03/2021	6,000	(16)	(20)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.000	11/03/2021	1,800	(8)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.566	11/03/2021	5,600	(18)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.859	11/03/2021	5,000	(6)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.703	12/06/2021	5,000	(17)	(34)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	101.203	12/06/2021	5,000	(16)	(10)

					$(218)	$(176)

Total Written Options					$(950)	$(1,162)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BOA	$9	$0	$0	$9	$(30)	$0	$0	$(30)	$(21)	$0	$(21)
BPS	701	0	0	701	(381)	0	0	(381)	320	0	320
BRC	17	0	0	17	(20)	0	0	(20)	(3)	0	(3)
CBK	3,120	0	0	3,120	(373)	0	0	(373)	2,747	(2,330)	417
GLM	81	647	0	728	0	(760)	0	(760)	(32)	0	(32)
HUS	235	0	0	235	(39)	0	0	(39)	196	0	196
JPM	8	193	0	201	0	(247)	0	(247)	(46)	0	(46)
MYI	1,568	0	0	1,568	(20)	0	0	(20)	1,548	(1,682)	(134)
SAL	0	0	0	0	0	(155)	0	(155)	(155)	0	(155)
SCX	119	0	0	119	(49)	0	0	(49)	70	(570)	(500)
SSB	333	0	0	333	(8)	0	0	(8)	325	(300)	25
TOR	19	0	0	19	(11)	0	0	(11)	8	0	8
UAG	244	0	0	244	(3)	0	0	(3)	241	(350)	(109)

Total Over the Counter	$6,454	$840	$0	$7,294	$(934)	$(1,162)	$0	$(2,096)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$375	$375
Swap Agreements	0	0	0	0	450	450

	$0	$0	$0	$0	$825	$825

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,454	$0	$6,454
Purchased Options	0	0	0	0	840	840

	$0	$0	$0	$6,454	$840	$7,294

	$0	$0	$0	$6,454	$1,665	$8,119

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	181

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$343	$343
Swap Agreements	0	3	0	0	116	119

	$0	$3	$0	$0	$459	$462

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$934	$0	$934
Written Options	0	0	0	0	1,162	1,162

	$0	$0	$0	$934	$1,162	$2,096

	$0	$3	$0	$934	$1,621	$2,558

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,103)	$(1,103)
Written Options	0	0	0	0	212	212
Swap Agreements	0	(9)	0	0	1,772	1,763

	$0	$(9)	$0	$0	$881	$872

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,864	$0	$6,864
Written Options	0	0	0	0	482	482

	$0	$0	$0	$6,864	$482	$7,346

	$0	$(9)	$0	$6,864	$1,363	$8,218

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,799)	$(1,799)
Swap Agreements	0	52	0	0	(1,655)	(1,603)

	$0	$52	$0	$0	$(3,454)	$(3,402)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,158)	$0	$(1,158)
Purchased Options	0	0	0	0	(263)	(263)
Written Options	0	0	0	0	221	221

	$0	$0	$0	$(1,158)	$(42)	$(1,200)

	$0	$52	$0	$(1,158)	$(3,496)	$(4,602)

182	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$978,651	$0	$978,651
Industrials	0	260,566	9,620	270,186
Utilities	0	408,199	0	408,199
Municipal Bonds & Notes
California	0	38,616	0	38,616
New York	0	1,855	0	1,855
U.S. Government Agencies	0	504,241	0	504,241
U.S. Treasury Obligations	0	218,405	0	218,405
Non-Agency Mortgage-Backed Securities	0	198,573	0	198,573
Asset-Backed Securities	0	79,120	0	79,120
Sovereign Issues	0	182,413	0	182,413
Preferred Securities
Banking & Finance	0	5,405	0	5,405
Short-Term Instruments
Repurchase Agreements	0	5,557	0	5,557
U.S. Treasury Bills	0	933	0	933

Total Investments	$0	$2,882,534	$9,620	$2,892,154

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(7,513)	$0	$(7,513)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	353	472	0	825
Over the counter	0	7,294	0	7,294

	$353	$7,766	$0	$8,119

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(227)	(235)	0	(462)
Over the counter	0	(2,096)	0	(2,096)

	$(227)	$(2,331)	$0	$(2,558)

Total Financial Derivative Instruments	$126	$5,435	$0	$5,561

Totals	$126	$2,880,456	$9,620	$2,890,202

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	183

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class

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specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Dynamic Bond Fund	Daily	Monthly

PIMCO Extended Duration Fund	Daily	Monthly

PIMCO GNMA and Government Securities Fund	Daily	Monthly

PIMCO Long Duration Total Return Fund	Daily	Monthly

PIMCO Long-Term U.S. Government Fund	Daily	Monthly

PIMCO Moderate Duration Fund	Daily	Monthly

PIMCO Mortgage-Backed Securities Fund	Daily	Monthly

PIMCO Mortgage Opportunities and Bond Fund	Daily	Monthly

PIMCO Strategic Bond Fund	Daily	Monthly

PIMCO Total Return Fund II	Daily	Monthly

PIMCO Total Return Fund IV	Daily	Monthly

PIMCO Total Return ESG Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The

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Notes to Financial Statements	(Cont.)

rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETF”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value.

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With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not

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Notes to Financial Statements	(Cont.)

necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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September 30, 2021	(Unaudited)

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov.

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Notes to Financial Statements	(Cont.)

A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2021 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dynamic Bond Fund	$380,184	$1,713	$0	$0	$(683)	$381,214	$1,712	$0

PIMCO Extended Duration Fund	22,684	102	0	0	(41)	22,745	102	0

PIMCO Long Duration Total Return Fund	61,944	279	0	0	(111)	62,112	279	0

PIMCO Moderate Duration Fund	94,787	427	0	0	(170)	95,044	427	0

PIMCO Total Return Fund II	30,832	140	(1)	0	(56)	30,915	139	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dynamic Bond Fund	$221,252	$1,136,196	$(508,900)	$(24)	$148	$848,672	$496	$0

PIMCO Extended Duration Fund	158	107,401	(103,000)	2	0	4,561	1	0

PIMCO GNMA and Government Securities Fund	216,342	427,475	(637,608)	38	18	6,265	75	0

PIMCO Long Duration Total Return Fund	7,322	378,806	(385,800)	1	0	329	6	0

PIMCO Long-Term U.S. Government Fund	160	1	0	0	0	161	0	0

PIMCO Moderate Duration Fund	12,620	102,461	(36,500)	0	8	78,589	61	0

PIMCO Mortgage-Backed Securities Fund	29,434	104,612	(118,900)	1	4	15,151	12	0

PIMCO Mortgage Opportunities and Bond Fund	250,982	1,787,444	(1,932,000)	4	25	106,455	44	0

PIMCO Strategic Bond Fund	41,682	32,339	(32,400)	0	9	41,630	40	0

PIMCO Total Return Fund II	4,899	91,924	(62,601)	(1)	4	34,225	24	0

PIMCO Total Return Fund IV	12,266	47,816	(41,601)	(2)	3	18,482	16	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

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The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs

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may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the

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Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets

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determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended September 30, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the

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counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows,

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assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

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If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or

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“cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X	X	X	X

High Yield	X	X	—	X	—	X	—	X	X	—	—	X

Market	X	X	X	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	—	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X	X	X

Extension	—	—	—	—	—	—	—	X	—	—	—	—

Prepayment	—	—	—	—	—	—	—	X	—	—	—	—

Privately Issued Mortgage-Related Securities	—	—	—	—	—	—	—	X	—	—	—	—

Foreign (Non-U.S.) Investment	X	X	X	X	—	X	X	—	X	—	X	X

Real Estate	—	—	—	—	—	—	—	X	—	—	—	—

Emerging Markets	X	X	X	X	—	X	X	—	X	—	X	X

Sovereign Debt	X	X	—	X	—	X	—	—	X	—	X	X

Currency	X	X	—	X	—	X	—	—	X	—	—	X

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X	X	X	X

Tax-Efficient Investing	—	—	—	—	—	—	—	—	X	—	—	—

Convertible Securities	—	—	—	—	—	—	—	X	—	—	X	—

Distribution Rate	—	—	—	—	—	—	—	X	—	—	—	—

Environmental, Social and Governance Investing	—	—	—	—	—	—	—	—	—	—	—	X

LIBOR Transition	X	X	X	X	X	X	X	X	X	X	X	X

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Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

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Notes to Financial Statements	(Cont.)

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Environmental, Social and Governance Investing Risk  is the risk that, because a Fund’s ESG strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in

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financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions

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Notes to Financial Statements	(Cont.)

may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, a Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be

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segregated with a third-party custodian. To the extent a Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A		Class C	Class R
PIMCO Dynamic Bond Fund	0.55%	0.25%	0.35%	0.45%	(1)	N/A	0.40%		0.40%	0.40%
PIMCO Extended Duration Fund	0.25%	0.25%	0.35%	N/A		N/A	0.40%	*	N/A	N/A
PIMCO GNMA and Government Securities Fund	0.25%	0.25%	0.35%	0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO Long Duration Total Return Fund	0.25%	0.25%	0.35%	N/A		N/A	0.40%		0.40%	N/A
PIMCO Long-Term U.S. Government Fund	0.225%	0.25%	0.35%	0.45%	(1)*	0.25%	0.35%		0.35%	N/A
PIMCO Moderate Duration Fund	0.25%	0.21%	0.31%	N/A		N/A	N/A		N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	0.25%	0.35%	0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO Mortgage Opportunities and Bond Fund	0.35%	0.25%	0.35%	0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO Strategic Bond Fund(2)	0.25%	0.30%	0.40%	N/A		N/A	0.45%		0.45%	N/A
PIMCO Total Return Fund II	0.25%	0.25%	0.35%	N/A		0.25%	N/A		N/A	N/A
PIMCO Total Return Fund IV	0.25%	0.25%	N/A	N/A		N/A	0.35%		N/A	N/A
PIMCO Total Return ESG Fund	0.25%	0.25%	0.35%	0.45%	(1)*	0.25%	0.40%		0.40%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
(2)

PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for each share class of the Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund.

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A,

Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	203

Notes to Financial Statements	(Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
Class R

PIMCO Dynamic Bond Fund	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2021, the Distributor retained $2,356,447 representing commissions (sales charges) and contingent deferred sales charges, net of any commissions adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares , which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for each share class of the PIMCO Strategic Bond Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. In addition, in any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the PIMCO Strategic Bond Fund of any portion of the supervisory and administrative fee waived pursuant to the Fee Waiver Agreement (the “SB Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fee pursuant to the Expense Limitation Agreement, exceed the Expense Limit; ii) exceed the total SB Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO.

204	PIMCO BOND FUNDS

September 30, 2021	(Unaudited)

Prior to July 31, 2019, PIMCO had contractually agreed to waive a portion of its Investment Advisory Fee for the PIMCO Dynamic Bond Fund. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by PIMCO Dynamic Bond Fund of any portion of the advisory fee waived (the “UB Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustee fees or supervisory and administrative fees pursuant to the Expense Limitation Agreement, exceed, for such month, the Expense Limit; 2) exceed the total UB Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.

The total recoverable amounts to PIMCO at September 30, 2021 (from the Investment Advisory Fee Waiver Agreement and Expense Limitation Agreement combined), were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Dynamic Bond Fund	$12	$25	$21	$58

PIMCO Strategic Bond Fund	72	63	71	206

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Supervisory and Administrative Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of the PIMCO Dynamic Bond Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund and PIMCO Total Return ESG Fund. This Supervisory and Administrative Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Dynamic Bond Fund	$10

PIMCO GNMA and Government Securities Fund	1

PIMCO Mortgage-Backed Securities Fund	1

PIMCO Mortgage Opportunities and Bond Fund	13

PIMCO Strategic Bond Fund	38

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2021, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Dynamic Bond Fund	$8,203	$0

PIMCO Long Duration Total Return Fund	8,444	7,464

PIMCO Moderate Duration Fund	4,449	0

PIMCO Mortgage Opportunities and Bond Fund	133,872	0

PIMCO Strategic Bond Fund	254	0

PIMCO Total Return Fund IV	1,403	44,567

PIMCO Total Return ESG Fund	0	28,215

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	205

Notes to Financial Statements	(Cont.)

and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Dynamic Bond Fund	$2,377,358	$3,697,266	$425,649	$152,023

PIMCO Extended Duration Fund	637,720	566,288	60,583	8,908

PIMCO GNMA and Government Securities Fund	21,341,578	21,686,200	46,127	3,352

PIMCO Long Duration Total Return Fund	1,593,202	1,626,551	785,422	604,616

PIMCO Long-Term U.S. Government Fund	543,713	764,379	7,718	3,822

PIMCO Moderate Duration Fund	285,291	316,228	100,656	91,923

PIMCO Mortgage-Backed Securities Fund	1,669,936	1,635,382	30,722	9,051

PIMCO Mortgage Opportunities and Bond Fund	48,079,732	48,868,980	1,704,415	206,925

PIMCO Strategic Bond Fund	88,351	107,536	9,302	7,489

PIMCO Total Return Fund II	662,067	681,052	53,745	22,728

PIMCO Total Return Fund IV	532,435	607,845	33,935	78,780

PIMCO Total Return ESG Fund	2,295,228	2,268,220	591,166	149,385

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Dynamic Bond Fund				PIMCO Extended Duration Fund

	Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021		Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	93,690	$1,013,150	94,258	$1,015,433	54,564	$435,546	170,750	$1,715,834

I-2	10,538	113,864	11,802	126,100	1,319	10,227	5,748	59,656

I-3	53	569	659	7,020	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	1,590	17,211	7,733	82,872	N/A	N/A	N/A	N/A

Class C	199	2,150	521	5,605	N/A	N/A	N/A	N/A

Class R	91	980	211	2,264	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	3,056	33,050	8,155	87,336	1,796	13,844	20,458	181,802

I-2	245	2,648	710	7,606	33	257	922	8,149

I-3	6	66	19	202	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	174	1,881	556	5,955	N/A	N/A	N/A	N/A

Class C	10	106	98	1,044	N/A	N/A	N/A	N/A

Class R	4	41	13	136	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(50,473)	(546,193)	(79,683)	(837,549)	(24,606)	(186,259)	(168,433)	(1,829,649)

I-2	(3,656)	(39,514)	(14,003)	(148,041)	(2,150)	(16,184)	(7,117)	(71,829)

I-3	(85)	(907)	(412)	(4,408)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(2,366)	(25,577)	(5,437)	(57,955)	N/A	N/A	N/A	N/A

Class C	(604)	(6,529)	(5,557)	(59,392)	N/A	N/A	N/A	N/A

Class R	(68)	(730)	(175)	(1,861)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	52,404	$566,266	19,468	$232,367	30,956	$257,431	22,328	$63,963

206	PIMCO BOND FUNDS

September 30, 2021	(Unaudited)

	PIMCO GNMA and Government Securities Fund				PIMCO Long Duration Total Return Fund

	Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021		Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	8,679	$98,506	65,175	$744,205	84,710	$866,937	133,202	$1,514,536

I-2	11,472	130,185	81,722	932,844	2,388	24,811	8,090	91,711

I-3	404	4,584	680	7,753	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	2,943	33,404	26,303	300,359	312	3,244	5,187	59,951

Class C	170	1,928	2,265	25,835	4	53	257	3,044

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	635	7,200	1,429	16,324	5,743	59,987	36,320	404,111

I-2	373	4,232	1,000	11,424	167	1,741	1,025	11,364

I-3	2	26	15	166	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	191	2,162	435	4,966	48	501	563	6,284

Class C	10	111	39	449	4	37	38	423

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(23,437)	(265,802)	(46,931)	(535,736)	(41,602)	(438,181)	(148,652)	(1,707,356)

I-2	(39,957)	(453,460)	(57,446)	(655,926)	(3,638)	(37,560)	(3,845)	(42,978)

I-3	(216)	(2,458)	(991)	(11,292)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(6,432)	(72,956)	(19,336)	(220,633)	(1,064)	(10,919)	(5,827)	(67,120)

Class C	(861)	(9,768)	(3,828)	(43,718)	(57)	(600)	(93)	(1,008)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(46,024)	$(522,106)	50,531	$577,020	47,015	$470,051	26,265	$272,962

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	207

Notes to Financial Statements	(Cont.)

PIMCO Long-Term U.S. Government Fund				PIMCO Moderate Duration Fund				PIMCO Mortgage-Backed Securities Fund

Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021		Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021		Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

54,815	$312,321	181,361	$1,335,516	22,438	$235,409	32,803	$351,867	3,037	$32,631	4,778	$51,218

4,194	23,229	12,845	92,194	264	2,775	676	7,226	381	4,087	2,144	23,002

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	45	488	479	5,139

16	85	360	2,839	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

1,515	8,472	7,240	52,282	N/A	N/A	N/A	N/A	195	2,091	1,917	20,601

335	1,851	1,011	7,638	N/A	N/A	N/A	N/A	6	71	156	1,682

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

914	5,043	18,212	112,035	771	8,090	5,608	59,962	130	1,392	293	3,152

117	647	3,135	19,212	2	22	22	232	22	236	63	681

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4	43	7	71

10	53	359	2,197	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

106	583	4,118	25,184	N/A	N/A	N/A	N/A	25	267	76	821

9	51	741	4,512	N/A	N/A	N/A	N/A	1	15	19	203

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(26,895)	(146,236)	(141,912)	(1,096,046)	(12,049)	(126,595)	(37,965)	(409,168)	(2,035)	(21,862)	(3,504)	(37,538)

(7,491)	(41,865)	(13,394)	(95,106)	(85)	(892)	(817)	(8,760)	(1,020)	(10,960)	(1,184)	(12,732)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(50)	(537)	(52)	(568)

(163)	(892)	(903)	(6,338)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(3,760)	(20,430)	(9,808)	(65,394)	N/A	N/A	N/A	N/A	(544)	(5,841)	(1,674)	(18,021)

(560)	(3,065)	(2,037)	(13,616)	N/A	N/A	N/A	N/A	(1,014)	(10,901)	(177)	(1,905)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

23,162	$139,847	61,328	$377,109	11,341	$118,809	327	$1,359	(817)	$(8,780)	3,341	$35,806

208	PIMCO BOND FUNDS

September 30, 2021	(Unaudited)

	PIMCO Mortgage Opportunities and Bond Fund				PIMCO Strategic Bond Fund

	Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021		Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	115,702	$1,267,858	274,436	$2,976,571	2,279	$25,063	3,368	$36,621

I-2	39,915	437,376	79,440	865,417	1,321	14,547	3,804	41,188

I-3	1,248	13,668	3,095	33,788	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	3,122	34,210	8,784	95,813	348	3,815	934	10,138

Class C	314	3,436	706	7,701	23	252	161	1,742

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	7,803	85,486	16,176	176,362	40	437	88	950

I-2	1,830	20,048	3,310	36,101	19	205	51	553

I-3	72	790	132	1,435	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	221	2,425	556	6,062	9	99	32	342

Class C	30	328	87	946	0	1	3	29

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(90,785)	(995,065)	(193,170)	(2,089,138)	(980)	(10,775)	(1,665)	(17,858)

I-2	(22,999)	(252,047)	(44,268)	(478,801)	(1,753)	(19,282)	(3,083)	(33,046)

I-3	(569)	(6,239)	(2,878)	(31,182)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(4,157)	(45,548)	(8,452)	(91,986)	(443)	(4,872)	(789)	(8,536)

Class C	(347)	(3,796)	(1,216)	(13,247)	(74)	(812)	(231)	(2,509)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	51,400	$562,930	136,738	$1,495,842	789	$8,678	2,673	$29,614

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	209

Notes to Financial Statements	(Cont.)

PIMCO Total Return Fund II				PIMCO Total Return Fund IV				PIMCO Total Return ESG Fund

Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021		Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021		Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

11,244	$108,647	19,250	$194,913	2,526	$28,067	8,785	$98,404	33,363	$315,904	76,168	$736,168

112	1,087	1,189	12,015	N/A	N/A	N/A	N/A	10,131	95,873	21,076	203,581

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

8	76	351	3,597	N/A	N/A	N/A	N/A	473	4,470	1,288	12,514

N/A	N/A	N/A	N/A	50	562	485	5,414	2,031	19,174	961	9,306

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	36	342	61	586

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

361	3,495	3,471	34,477	309	3,442	812	9,084	1,981	18,760	6,571	63,402

6	60	83	820	N/A	N/A	N/A	N/A	397	3,759	1,246	12,020

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

1	11	26	265	N/A	N/A	N/A	N/A	22	210	91	880

N/A	N/A	N/A	N/A	11	118	26	296	11	102	14	139

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	3	1	9

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(6,457)	(62,362)	(14,674)	(148,499)	(12,436)	(138,103)	(6,903)	(77,222)	(15,157)	(143,417)	(23,573)	(227,184)

(317)	(3,049)	(470)	(4,567)	N/A	N/A	N/A	N/A	(3,359)	(31,847)	(9,616)	(93,442)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(54)	(521)	(1,307)	(13,458)	N/A	N/A	N/A	N/A	(287)	(2,725)	(3,094)	(29,890)

N/A	N/A	N/A	N/A	(79)	(878)	(383)	(4,268)	(989)	(9,408)	(98)	(938)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(7)	(69)	(7)	(62)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

4,904	$47,444	7,919	$79,563	(9,619)	$(106,792)	2,822	$31,708	28,646	$271,131	71,089	$687,089

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Extended Duration Fund	0	2	0%	66%

PIMCO Long-Term U.S. Government Fund	0	1	0%	41%

PIMCO Mortgage-Backed Securities Fund	1	0	16%	0%

PIMCO Total Return Fund II	1	0	12%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

210	PIMCO BOND FUNDS

September 30, 2021	(Unaudited)

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dynamic Bond Fund	$404,746	$0

PIMCO Extended Duration Fund	0	0

PIMCO GNMA and Government Securities Fund	0	31,926

PIMCO Long Duration Total Return Fund	0	0

PIMCO Long-Term U.S. Government Fund*	38,498	83,248

PIMCO Moderate Duration Fund	0	0

PIMCO Mortgage-Backed Securities Fund	699	12,484

PIMCO Mortgage Opportunities and Bond Fund	0	147,295

PIMCO Strategic Bond Fund	3,547	0

PIMCO Total Return Fund II	0	0

PIMCO Total Return Fund IV	0	5,313

PIMCO Total Return ESG Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC Section 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Dynamic Bond Fund	$4,243,255	$236,851	$(213,590)	$23,261

PIMCO Extended Duration Fund	2,002,097	115,678	(110,475)	5,203

PIMCO GNMA and Government Securities Fund	2,792,095	40,868	(19,843)	21,025

PIMCO Long Duration Total Return Fund	5,341,998	310,839	(209,947)	100,892

PIMCO Long-Term U.S. Government Fund	1,156,968	29,394	(92,752)	(63,358)

PIMCO Moderate Duration Fund	1,553,888	45,518	(28,216)	17,302

PIMCO Mortgage-Backed Securities Fund	317,523	9,052	(2,520)	6,532

PIMCO Mortgage Opportunities and Bond Fund	11,278,122	329,707	(298,430)	31,277

PIMCO Strategic Bond Fund	148,351	7,665	(2,991)	4,674

PIMCO Total Return Fund II	731,189	13,334	(9,211)	4,123

PIMCO Total Return Fund IV	391,140	12,719	(8,165)	4,554

PIMCO Total Return ESG Fund	2,860,204	76,422	(40,735)	35,687

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

16. SUBSEQUENT EVENTS

On November 17, 2021, the Board approved the liquidation of the Administrative Class shares of the PIMCO Long-Term U.S. Government Fund and the PIMCO Total Return Fund II. The liquidation of the Administrative Class shares is expected to occur on March 18, 2022.

There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	211

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	GRE	NatWest Markets Securities Inc.	RCY	Royal Bank of Canada

BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co. LLC	RYL	NatWest Markets Plc

BSH	Banco Santander S.A. - New York Branch	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BSN	The Bank of Nova Scotia - Toronto	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

CIB	Canadian Imperial Bank of Commerce	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

DBL	Deutsche Bank AG London	JPS	J.P. Morgan Securities LLC	STR	State Street FICC Repo

DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	NGF	Nomura Global Financial Products, Inc.	UBS	UBS Securities LLC

FBF	Credit Suisse International

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty

CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble

CLP	Chilean Peso	INR	Indian Rupee	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TWD	Taiwanese Dollar

COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index	SOFRRATE	Secured Overnight Financing Rate

BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	SONIA3M IR	Sterling Overnight Index Average 3 Month Index Rate

BBSW1M	1 Month Bank Bill Swap Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SONIO	Sterling Overnight Interbank Average Rate

BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR	UKRPI	United Kingdom Retail Prices Index

BP0003M	3 Month GBP-LIBOR	MAKA5DAY	Israel Gilon 5 Day	US0001M	ICE 1-Month USD LIBOR

CDX.EM	Credit Derivatives Index - Emerging Markets	MTGEFNCL	FNMA 30-Year Coupon Index	US0003M	ICE 3-Month USD LIBOR

CDX.HY	Credit Derivatives Index - High Yield	MUTKCALM	Tokyo Overnight Average Rate	USSW10	10 Year USSW Rate

CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	KORIBOR	Korea Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix

CBO	Collateralized Bond Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap	USSW	USD Swap Spread (Semiannual Fixed Rate vs. 3-Month LIBOR)

CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind

212	PIMCO BOND FUNDS

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

At a meeting held on August 24-25, 2021, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2022. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2022. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC (d/b/a Gurtin Municipal Bond Management (“Gurtin”)), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2022 (collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2022.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 24-25, 2021 meeting. The Independent Trustees also met via video conference with Counsel on July 15, 2021 and August 3, 2021, and conducted a video conference meeting on August 6, 2021 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the impact of the launch of portfolios of the PIMCO Funds Private Account Portfolio Series on certain of the Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including completion of the build-out of a new data center; funding projects and initiatives in support of the Funds; investing in trading and technology infrastructure; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; development of a global tax management application that enables investment professionals to access foreign market and security tax information on a real-time basis; enhancing PIMCO’s oversight over certain of the Funds’ service providers, including with respect to a service provider’s review of certain financial reporting procedures and the use of proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to improve user interface efficiency and experience; implementing a contingent NAV process; advocating in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; launching an internal process to seek to automate a number of operational processes; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. The Board further

214	PIMCO BOND FUNDS

(Unaudited)

considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates and Gurtin under the applicable Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 and other performance data, as available, over short- and long-term periods ended June 30, 2021 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2021. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and

216	PIMCO BOND FUNDS

(Unaudited)

supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	217

Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

218	PIMCO BOND FUNDS

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended September, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Mortgage Opportunities and Bond Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2021	$0.0313	$0.0000	$0.0000	$0.0313

May 2021	$0.0284	$0.0000	$0.0000	$0.0284

June 2021	$0.0293	$0.0000	$0.0000	$0.0293

July 2021	$0.0313	$0.0000	$0.0000	$0.0313

August 2021	$0.0293	$0.0000	$0.0000	$0.0293

September 2021	$0.0293	$0.0000	$0.0000	$0.0293

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2021	$0.0303	$0.0000	$0.0000	$0.0303

May 2021	$0.0275	$0.0000	$0.0000	$0.0275

June 2021	$0.0284	$0.0000	$0.0000	$0.0284

July 2021	$0.0303	$0.0000	$0.0000	$0.0303

August 2021	$0.0284	$0.0000	$0.0000	$0.0284

September 2021	$0.0284	$0.0000	$0.0000	$0.0284

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2021	$0.0298	$0.0000	$0.0000	$0.0298

May 2021	$0.0270	$0.0000	$0.0000	$0.0270

June 2021	$0.0280	$0.0000	$0.0000	$0.0280

July 2021	$0.0298	$0.0000	$0.0000	$0.0298

August 2021	$0.0280	$0.0000	$0.0000	$0.0280

September 2021	$0.0280	$0.0000	$0.0000	$0.0280

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2021	$0.0274	$0.0000	$0.0000	$0.0274

May 2021	$0.0249	$0.0000	$0.0000	$0.0249

June 2021	$0.0257	$0.0000	$0.0000	$0.0257

July 2021	$0.0274	$0.0000	$0.0000	$0.0274

August 2021	$0.0257	$0.0000	$0.0000	$0.0257

September 2021	$0.0257	$0.0000	$0.0000	$0.0257

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2021	$0.0202	$0.0000	$0.0000	$0.0202

May 2021	$0.0183	$0.0000	$0.0000	$0.0183

June 2021	$0.0190	$0.0000	$0.0000	$0.0190

July 2021	$0.0202	$0.0000	$0.0000	$0.0202

August 2021	$0.0190	$0.0000	$0.0000	$0.0190

September 2021	$0.0190	$0.0000	$0.0000	$0.0190

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	219

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4002SAR_093021

PIMCO FUNDS

Semiannual Report

September 30, 2021

Credit Bond Funds

PIMCO Credit Opportunities Bond Fund

PIMCO Diversified Income Fund

PIMCO ESG Income Fund

PIMCO High Yield Spectrum Fund

PIMCO Long-Term Credit Bond Fund

PIMCO Low Duration Credit Fund

PIMCO Low Duration Income Fund

PIMCO Preferred and Capital Securities Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank, if you do not already.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		15

Benchmark Descriptions		17

Financial Highlights		20

Statements of Assets and Liabilities		30

Consolidated Statement of Assets and Liabilities		32

Statements of Operations		34

Consolidated Statement of Operations		35

Statements of Changes in Net Assets		36

Consolidated Statements of Changes in Net Assets		38

Statement of Cash Flows		39

Notes to Financial Statements		163

Glossary		191

Approval of Investment Advisory Contract and Other Agreements		192

Distribution Information		198

Fund	Fund Summary	Schedule of Investments

PIMCO Credit Opportunities Bond Fund	7	40

PIMCO Diversified Income Fund	8	54

PIMCO ESG Income Fund	9	81

PIMCO High Yield Spectrum Fund	10	90

PIMCO Long-Term Credit Bond Fund	11	101

PIMCO Low Duration Credit Fund(a)	12	124

PIMCO Low Duration Income Fund	13	131

PIMCO Preferred and Capital Securities Fund(1)	14	156

(1) Consolidated Schedule of Investments

(a)	Prior to May 3, 2021, the PIMCO Low Duration Credit Fund was named the PIMCO Senior Floating Rate Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”). Looking back, first-quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.3% and 6.7% during the second quarter of 2021. The Commerce Department’s initial estimate for third-quarter annualized GDP growth was 2.0%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion per month of Treasury securities and $40 billion per month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed moved up its forecast for the first set of rate hikes. As of the date of this letter, the central bank expects two interest rate increases by the end of 2023. In its March 2021 projections, the Fed anticipated no increases until at least 2024. In addition, Fed Chair Jerome Powell maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” Finally, at its September 2021 meeting, the Fed said, “If [economic] progress continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted.”

Economies outside the U.S. also continued to be affected by COVID-19. In its October 2021 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the Eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.3%, -9.8% and -4.6%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low and continued its asset purchase program. In July 2021, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Finally, at its meeting in September 2021, the ECB left its main interest rates unchanged but dialed down “moderately” its pace of asset purchases in the fourth quarter of 2021. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond-buying program. In June 2021, the Bank of England said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19 relief program by at least six months.

Short-term U.S. Treasury yields moved higher, whereas long-term yields declined during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.71%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 2.17%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generally produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.38%, whereas

2	PIMCO CREDIT BOND FUNDS

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.38%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.32%.

Despite periods of volatility, global equities, in aggregate, produced solid results. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.18%, partially fueled by strong investor demand. Global equities, as represented by the MSCI World Index, returned 7.74%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), gained 1.63% and European equities, as represented by the MSCI Europe Index (in EUR), returned 7.25%.

Commodity prices were volatile, but produced positive results. When the reporting period began, Brent crude oil was approximately $63 a barrel. Brent crude oil ended the reporting period at roughly $79 a barrel. We believe that a driver of the increase in oil price is stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, and several geopolitical events. The U.S. dollar strengthened against several major currencies. For example, the U.S. dollar returned 1.28%, 2.24% and 0.51% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO ESG Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund, PIMCO Low Duration Credit Fund, PIMCO Low Duration Income Fund and PIMCO Preferred and Capital Securities Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured

4	PIMCO CREDIT BOND FUNDS

Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C and Class C-2 shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class C-2 if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class C-2 shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class C-2	Diversification Status
PIMCO Credit Opportunities Bond Fund	08/31/11	08/31/11	08/31/11	—	—	08/31/11	08/31/11	—	Diversified
PIMCO Diversified Income Fund	07/31/03	07/31/03	04/30/08	04/27/18	10/29/04	07/31/03	07/31/03	—	Diversified
PIMCO ESG Income Fund	09/30/20	09/30/20	09/30/20	09/30/20	—	09/30/20	09/30/20	—	Diversified
PIMCO High Yield Spectrum Fund	09/15/10	09/15/10	09/15/10	04/27/18	—	09/15/10	09/15/10	—	Diversified
PIMCO Long-Term Credit Bond Fund	03/31/09	03/31/09	02/29/12	—	—	—	—	—	Diversified
PIMCO Low Duration Credit Fund	04/29/11	04/29/11	04/29/11	—	—	04/29/11	04/29/11	—	Diversified
PIMCO Low Duration Income Fund	07/30/04	07/30/04	04/30/08	04/27/18	—	07/30/04	09/30/04	10/21/20	Diversified
PIMCO Preferred and Capital Securities Fund	04/13/15	04/13/15	04/13/15	04/27/18	—	04/13/15	08/23/19	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	5

Important Information About the Funds	(Cont.)

contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

6	PIMCO CREDIT BOND FUNDS

PIMCO Credit Opportunities Bond Fund

Institutional Class - PCARX	Class A - PZCRX
I-2 - PPCRX	Class C - PCCRX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

Corporate Bonds & Notes	46.9%

Short-Term Instruments‡	21.3%

Loan Participations and Assignments	21.0%

Asset-Backed Securities	4.6%

Non-Agency Mortgage-Backed Securities	3.1%

Sovereign Issues	1.5%

U.S. Treasury Obligations	1.1%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 months*	1 Year	5 Years	10 Years	Fund Inception (08/31/11)
PIMCO Credit Opportunities Bond Fund Institutional Class	1.53%	5.53%	4.29%	4.00%	3.71%
PIMCO Credit Opportunities Bond Fund I-2	1.51%	5.37%	4.18%	3.90%	3.60%
PIMCO Credit Opportunities Bond Fund Class A	1.37%	5.13%	3.89%	3.59%	3.30%
PIMCO Credit Opportunities Bond Fund Class A (adjusted)	(2.44)%	1.21%	3.11%	3.19%	2.91%
PIMCO Credit Opportunities Bond Fund Class C	0.96%	4.31%	3.10%	2.81%	2.52%
PIMCO Credit Opportunities Bond Fund Class C (adjusted)	(0.03)%	3.31%	3.10%	2.81%	2.52%
3 Month USD LIBOR	0.09%	0.21%	1.44%	0.90%	0.90%
Lipper Absolute Return Bond Funds Average	0.84%	4.47%	3.41%	3.33%	3.00%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.90% for Institutional Class shares, 1.00% for I-2 shares, 1.30% for Class A shares, and 2.05% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Credit Opportunities Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to the aerospace and defense companies sector contributed to performance, as the sector posted positive absolute returns.

»	Long exposure to the financial companies sector contributed to performance, as the sector posted positive absolute returns.

»	Long exposure to the healthcare companies sector contributed to performance, as the sector posted positive absolute returns.

»	Long exposure to the Peruvian sovereigns sector detracted from performance, as the sector posted negative absolute returns and spreads widened.

»	Short exposure to the construction machinery companies sector detracted from performance, as the sector posted positive absolute returns.

»	There were no material detractors for this Fund.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	7

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Administrative Class - PDAAX
I-2 - PDVPX	Class A - PDVAX
I-3 - PDNIX	Class C - PDICX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

Corporate Bonds & Notes	48.1%

Sovereign Issues	15.2%

U.S. Treasury Obligations	12.1%

Short-Term Instruments‡	8.4%

Loan Participations and Assignments	3.9%

Non-Agency Mortgage-Backed Securities	3.5%

U.S. Government Agencies	3.4%

Asset-Backed Securities	3.4%

Preferred Securities	1.7%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 months*	1 Year	5 Years	10 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	2.90%	4.82%	5.14%	5.88%	6.78%
PIMCO Diversified Income Fund I-2	2.85%	4.71%	5.04%	5.77%	6.68%
PIMCO Diversified Income Fund I-3	2.82%	4.66%	4.98%	5.72%	6.62%
PIMCO Diversified Income Fund Administrative Class	2.77%	4.56%	4.88%	5.62%	6.52%
PIMCO Diversified Income Fund Class A	2.69%	4.40%	4.72%	5.46%	6.36%
PIMCO Diversified Income Fund Class A (adjusted)	(1.16)%	0.48%	3.93%	5.06%	6.13%
PIMCO Diversified Income Fund Class C	2.31%	3.62%	3.94%	4.67%	5.56%
PIMCO Diversified Income Fund Class C (adjusted)	1.31%	2.62%	3.94%	4.67%	5.56%
Bloomberg Global Credit Hedged USD Index	2.32%	2.72%	4.39%	5.14%	5.30%
1/3 each — Bloomberg Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	2.92%	4.96%	4.66%	5.92%	6.58%
Lipper Multi-Sector Income Funds Average	2.38%	6.07%	4.20%	4.72%	5.49%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.77% for Institutional Class shares, 0.87% for I-2 shares, 0.97% for I-3 shares, 1.02% for Administrative Class shares, 1.17% for Class A shares, and 1.92% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to high yield credit via credit default swap index (CDX) contributed to performance, as spreads tightened.

»	Exposure to Valaris Limited’s equities, received as a result of restructuring, contributed to performance as the position posted positive interest returns.

»	Underweight exposure to emerging markets contributed to performance, as spreads widened.

»	Underweight exposure to high yield industrials detracted from performance, as spreads tightened.

»	Underweight exposure to U.S. duration detracted from performance, as U.S. interest rates fell.

»	There were no other material detractors for this Fund.

8	PIMCO CREDIT BOND FUNDS

PIMCO ESG Income Fund

Institutional Class - PEGIX	Class A - PEGAX
I-2 - PEGPX	Class C - PEGBX
I-3 - PEGQX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

Corporate Bonds & Notes	35.3%

Non-Agency Mortgage-Backed Securities	24.0%

Short-Term Instruments	21.7%

U.S. Government Agencies	6.8%

Asset-Backed Securities	6.6%

Sovereign Issues	3.0%

U.S. Treasury Obligations	1.9%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2021

	6 months*	1 Year	Fund Inception (09/30/20)
PIMCO ESG Income Fund Institutional Class	2.09%	6.61%	6.61%
PIMCO ESG Income Fund I-2	2.04%	6.51%	6.51%
PIMCO ESG Income Fund I-3	2.02%	6.46%	6.46%
PIMCO ESG Income Fund Class A	1.89%	6.20%	6.20%
PIMCO ESG Income Fund Class A (adjusted)	(1.90)%	2.21%	2.21%
PIMCO ESG Income Fund Class C	1.50%	5.41%	5.41%
PIMCO ESG Income Fund Class C (adjusted)	0.50%	4.41%	4.41%
Bloomberg U.S. Aggregate Index	1.88%	(0.90)%	(0.90)%
Lipper Multi-Sector Income Funds Average	2.38%	6.07%	6.07%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.52% for Institutional Class shares, 0.62% for I-2 shares, 0.72% for I-3 shares, 0.92% for Class A shares, and 1.67% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

The PIMCO ESG Income Fund seeks to maximize current income, while incorporating PIMCO’s ESG investment strategy, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacturing of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. However, green labeled bonds from issuers involved in fossil fuel-related sectors may be permitted. Labeled green bonds are those issues with proceeds specifically earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. duration contributed to performance, specifically in the 7-10 year portion of the U.S. curve, as interest rates in the 7-10 year portion of the U.S. curve decreased.

»	Holdings of commercial mortgage backed securities contributed to performance, as prices for these securities appreciated.

»	Holdings of investment grade corporate credit contributed to performance, as these securities posted positive total returns.

»	Holdings of high yield corporate credit contributed to performance, as these securities posted positive returns.

»	Exposure to emerging market local debt detracted from performance, as emerging market local interest rates largely rose.

»	Exposure to non-U.S. developed currencies, such as the Australian dollar, detracted from performance as it depreciated in value versus the U.S. dollar.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	9

PIMCO High Yield Spectrum Fund

Institutional Class - PHSIX	Class A - PHSAX
I-2 - PHSPX	Class C - PHSCX
I-3 - PHFNX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

Corporate Bonds & Notes	80.5%

Short-Term Instruments‡	15.1%

U.S. Treasury Obligations	1.4%

Loan Participations and Assignments	1.3%

Other	1.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 months*	1 Year	5 Years	10 Years	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Institutional Class	2.92%	11.15%	6.37%	7.79%	7.04%
PIMCO High Yield Spectrum Fund I-2	2.87%	11.04%	6.26%	7.68%	6.93%
PIMCO High Yield Spectrum Fund l-3	2.84%	10.99%	6.21%	7.63%	6.88%
PIMCO High Yield Spectrum Fund Class A	2.74%	10.76%	6.00%	7.41%	6.67%
PIMCO High Yield Spectrum Fund Class A (adjusted)	(1.11)%	6.61%	5.20%	7.01%	6.30%
PIMCO High Yield Spectrum Fund Class C	2.35%	9.94%	5.21%	6.62%	5.87%
PIMCO High Yield Spectrum Fund Class C (adjusted)	1.35%	8.94%	5.21%	6.62%	5.87%
ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index	3.38%	11.12%	6.41%	7.69%	7.08%
Lipper Global High Yield Funds Average	2.94%	10.58%	5.25%	6.29%	5.51%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 09/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.62% for Institutional Class shares, 0.72% for I-2 shares, 0.82% for I-3 shares, 0.97% for Class A shares, and 1.72% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”), which may be represented by convertibles, warrants, forwards or derivatives such as swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index (the “Benchmark”). The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the energy sector contributed to performance, as the Fund’s energy sector positions outperformed the broader sector.

»	Security selection in the finance and insurance sector contributed to performance, as the Fund was underweight finance and insurance positions that underperformed the broader sector.

»	Security selection in the chemicals sector contributed to performance, as the Fund’s chemicals sector positions outperformed the broader sector.

»	Security selection in the aerospace and defense sector detracted from performance, as the Fund’s aerospace and defense sector positions underperformed the broader sector.

»	Security selection in the banking sector detracted from performance, as the Fund’s banking sector positions underperformed the broader sector.

»	Overweight exposure to the healthcare sector detracted from performance, as the sector underperformed the broader market.

10	PIMCO CREDIT BOND FUNDS

PIMCO Long-Term Credit Bond Fund

Institutional Class - PTCIX
I-2 - PLCPX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

Corporate Bonds & Notes	60.8%

U.S. Treasury Obligations	23.8%

Loan Participations and Assignments	4.8%

Preferred Securities	4.5%

Sovereign Issues	2.8%

Municipal Bonds & Notes	1.7%

Short-Term Instruments‡	0.1%

Other	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 months*	1 Year	5 Years	10 Years	Fund Inception (03/31/09)
PIMCO Long-Term Credit Bond Fund Institutional Class	6.84%	3.25%	6.80%	8.09%	10.25%
PIMCO Long-Term Credit Bond Fund I-2	6.79%	3.15%	6.69%	7.98%	10.14%
Bloomberg U.S. Long Credit Index	6.26%	2.13%	6.14%	6.59%	9.14%
Lipper General Bond Funds Average	2.33%	2.98%	4.21%	4.73%	6.98%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.59% for Institutional Class shares, and 0.69% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term Credit Bond Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Tactical exposure to select emerging market sector names contributed to performance, as the names posted a positive return.

»	Underweight exposure to the technology sector contributed to performance, as the sector underperformed the broader long credit market.

»	Overweight exposure to finance companies contributed to performance, as the sector outperformed the broader long credit market.

»	Duration positioning detracted from performance, as tail-end U.S. interest rates fell.

»	Name selection within metals and mining, specifically Westmoreland Mining Holdings, detracted from performance as the name underperformed the sector.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	11

PIMCO Low Duration Credit Fund

Institutional Class - PSRIX	Class A - PSRZX
I-2 - PSRPX	Class C - PSRWX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

Loan Participations and Assignments	48.3%

Corporate Bonds & Notes	38.4%

Short-Term Instruments‡	13.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 months*	1 Year	5 Years	10 Years	Fund Inception (04/29/11)
PIMCO Low Duration Credit Fund Institutional Class	2.07%	5.77%	3.00%	3.67%	3.32%
PIMCO Low Duration Credit Fund I-2	2.02%	5.66%	2.90%	3.57%	3.22%
PIMCO Low Duration Credit Fund Class A	1.92%	5.45%	2.70%	3.36%	3.01%
PIMCO Low Duration Credit Fund Class A (adjusted)	(0.33)%	3.09%	2.23%	2.97%	2.64%
PIMCO Low Duration Credit Fund Class C	1.54%	4.66%	1.93%	2.59%	2.25%
PIMCO Low Duration Credit Fund Class C (adjusted)	0.54%	3.66%	1.93%	2.59%	2.25%
50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index	2.93%	10.19%	5.20%	5.78%	5.05%
J.P. Morgan BB/B Leveraged Loan Index	2.40%	7.11%	4.32%	4.83%	4.23%
Lipper Loan Participation Funds Average	2.33%	7.72%	3.52%	4.03%	3.37%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Effective May 3, 2021, the Fund’s broad-based securities market index is a blend of 50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index. The Fund’s new broad-based securities market index was selected as its use is more closely aligned with the Fund’s principal investment strategies. Prior to May 3, 2021, the Fund’s broad-based securities market index was the J.P. Morgan BB/B Leveraged Loan Index. Effective May 3, 2021, certain changes were made to the Fund’s principal investment strategies. The Fund’s performance information prior to May 3, 2021 relates only to the Fund’s former principal investment strategies.

* Cumulative return.

♦ Average annual total return since 04/30/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.73% for Institutional Class shares, 0.83% for I-2 shares, 1.03% for Class A shares, and 1.78% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Credit Fund seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bank loans (including, among others, covenant-lite obligations), bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in high yield energy excluding pipelines contributed to performance, as the Fund’s high yield energy excluding pipelines positions outperformed the broader sector.

»	Underweight exposure to the high yield utilities sector contributed to performance, as the sector underperformed the broader market.

»	Security selection in consumer services bank loans contributed to performance, as the Fund’s consumer services bank loans positions outperformed the broader sector.

»	Security selection in media bank loans detracted from performance, as the Fund’s media bank loans positions underperformed the broader sector.

»	Security selection in high yield specialty finance detracted from performance, as the Fund’s high yield specialty finance positions underperformed the broader sector.

»	Security selection in high yield technology detracted from performance, as the Fund’s high yield technology positions underperformed the broader sector.

12	PIMCO CREDIT BOND FUNDS

PIMCO Low Duration Income Fund

Institutional Class - PFIIX	Class A - PFIAX
I-2 - PFTPX	Class C - PFNCX
I-3 - PFNIX	Class C-2 - PLDCX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

U.S. Government Agencies	26.5%

Corporate Bonds & Notes	22.6%

Short-Term Instruments‡	13.4%

Non-Agency Mortgage-Backed Securities	10.1%

Asset-Backed Securities	7.8%

Loan Participations and Assignments	6.7%

Sovereign Issues	6.3%

U.S. Treasury Obligations	5.3%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 months*	1 Year	5 Years	10 Years	Fund Inception (07/30/04)
PIMCO Low Duration Income Fund Institutional Class	1.51%	5.90%	4.75%	4.90%	3.92%
PIMCO Low Duration Income Fund I-2	1.45%	5.79%	4.65%	4.80%	3.82%
PIMCO Low Duration Income Fund I-3	1.43%	5.74%	4.60%	4.79%	3.82%
PIMCO Low Duration Income Fund Class A	1.30%	5.48%	4.33%	4.48%	3.50%
PIMCO Low Duration Income Fund Class A (adjusted)	(0.98)%	3.15%	3.86%	4.24%	3.37%
PIMCO Low Duration Income Fund Class C	1.15%	5.16%	4.02%	4.17%	3.19%
PIMCO Low Duration Income Fund Class C (adjusted)	0.15%	4.16%	4.02%	4.17%	3.19%
PIMCO Low Duration Income Fund Class C-2	1.05%	4.95%	3.79%	3.98%	3.01%
PIMCO Low Duration Income Fund Class C-2 (adjusted)	0.05%	3.95%	3.79%	3.98%	3.01%
Bloomberg U.S. Aggregate 1-3 Years Index	0.14%	0.29%	1.84%	1.46%	2.44%♦
Lipper Short Investment Grade Debt Funds Average	0.57%	1.76%	2.20%	1.92%	2.41%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 1.00% CDSC on Class C and Class C-2 shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.54% for Institutional Class shares, 0.64% for I-2 shares, 0.74% for I-3 shares, 0.94% for Class A shares, 1.24% for Class C shares and 1.44% for Class C-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to U.S. duration contributed to performance, specifically in the 7- and 30-year portion of the U.S. curve, as rates in the 7- and 30-year portion of the U.S. curve decreased.

»	Holding of high yield corporate credit contributed to performance, as these securities posted positive returns.

»	Holdings of non-agency mortgage backed securities (“MBS”) contributed to performance, as prices for these securities appreciated.

»	Holdings of investment grade corporate credit contributed to performance, as these securities posted positive total returns.

»	Exposure to emerging market local debt detracted from performance, as emerging market local interest rates largely rose.

»	Exposure to U.S. agency MBS detracted from performance, as spreads modestly widened.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	13

PIMCO Preferred and Capital Securities Fund

Institutional Class - PFINX	Class A - PFANX
I-2 - PFPNX	Class C - PFCJX
I-3 - PFNNX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

Corporate Bonds & Notes	49.7%

Preferred Securities	37.3%

Short-Term Instruments‡	9.2%

Common Stocks	3.4%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 months*	1 Year	5 Years	Fund Inception (04/13/15)
PIMCO Preferred and Capital Securities Fund Institutional Class	4.15%	12.24%	8.39%	7.48%
PIMCO Preferred and Capital Securities Fund I-2	4.20%	12.24%	8.28%	7.39%
PIMCO Preferred and Capital Securities Fund I-3	4.10%	12.09%	8.24%	7.33%
PIMCO Preferred and Capital Securities Fund Class A	4.01%	11.94%	8.00%	7.11%
PIMCO Preferred and Capital Securities Fund Class A (adjusted)	0.11%	7.76%	7.18%	6.48%
PIMCO Preferred and Capital Securities Fund Class C	3.62%	11.12%	7.24%	6.33%
PIMCO Preferred and Capital Securities Fund Class C (adjusted)	2.62%	10.12%	7.24%	6.33%
70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index and 30% ICE BofAML Contingent Capital Index	3.82%	9.93%	7.23%	6.76%
Lipper Flexible Income Funds Average	3.34%	9.41%	5.21%	5.05%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 04/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 0.91% for Institutional Class shares, 1.01% for I-2 shares, 1.11% for I-3 shares, 1.26% for Class A shares, and 2.01% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Preferred and Capital Securities Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of preferred securities and Capital Securities. “Capital Securities” include securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements. Capital Securities may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will invest under normal circumstances at least 25% of its net assets in preferred securities. Assets not invested in preferred securities or Capital Securities may be invested in other types of Fixed Income Instruments, including derivative Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to United States Preferred securities contributed to performance, as the sector generated positive returns.

»	Exposure to Dutch Additional Tier 1 securities contributed to performance, as the sector generated positive returns.

»	Exposure to United Kingdom Additional Tier 1 securities contributed to performance, as the sector generated positive returns.

»	Exposure to United Kingdom rates detracted from performance, as interest rates rose.

»	There were no other material detractors for this Fund.

14	PIMCO CREDIT BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2021 to September 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Credit Opportunities Bond Fund
Institutional Class	$1,000.00	$1,015.30	$4.55	$1,000.00	$1,020.56	$4.56	0.90%
I-2	1,000.00	1,015.10	5.05	1,000.00	1,020.05	5.06	1.00
Class A	1,000.00	1,013.70	6.56	1,000.00	1,018.55	6.58	1.30
Class C	1,000.00	1,009.60	10.33	1,000.00	1,014.79	10.35	2.05

PIMCO Diversified Income Fund
Institutional Class	$1,000.00	$1,029.00	$3.81	$1,000.00	$1,021.31	$3.80	0.75%
I-2	1,000.00	1,028.50	4.32	1,000.00	1,020.81	4.31	0.85
I-3	1,000.00	1,028.20	4.58	1,000.00	1,020.56	4.56	0.90
Administrative Class	1,000.00	1,027.70	5.08	1,000.00	1,020.05	5.06	1.00
Class A	1,000.00	1,026.90	5.84	1,000.00	1,019.30	5.82	1.15
Class C	1,000.00	1,023.10	9.64	1,000.00	1,015.54	9.60	1.90

PIMCO ESG Income Fund
Institutional Class	$1,000.00	$1,020.90	$2.63	$1,000.00	$1,022.46	$2.64	0.52%
I-2	1,000.00	1,020.40	3.14	1,000.00	1,021.96	3.14	0.62
I-3	1,000.00	1,020.20	3.39	1,000.00	1,021.71	3.40	0.67
Class A	1,000.00	1,018.90	4.66	1,000.00	1,020.46	4.66	0.92
Class C	1,000.00	1,015.00	8.44	1,000.00	1,016.70	8.44	1.67

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	15

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO High Yield Spectrum Fund
Institutional Class	$1,000.00	$1,029.20	$3.10	$1,000.00	$1,022.01	$3.09	0.61%
I-2	1,000.00	1,028.70	3.61	1,000.00	1,021.51	3.60	0.71
I-3	1,000.00	1,028.40	3.86	1,000.00	1,021.26	3.85	0.76
Class A	1,000.00	1,027.40	4.88	1,000.00	1,020.26	4.86	0.96
Class C	1,000.00	1,023.50	8.67	1,000.00	1,016.50	8.64	1.71

PIMCO Long-Term Credit Bond Fund
Institutional Class	$1,000.00	$1,068.40	$2.90	$1,000.00	$1,022.26	$2.84	0.56%
I-2	1,000.00	1,067.90	3.42	1,000.00	1,021.76	3.35	0.66

PIMCO Low Duration Credit Fund
Institutional Class	$1,000.00	$1,020.70	$3.75	$1,000.00	$1,021.36	$3.75	0.74%
I-2	1,000.00	1,020.20	4.25	1,000.00	1,020.86	4.26	0.84
Class A	1,000.00	1,019.20	5.26	1,000.00	1,019.85	5.27	1.04
Class C	1,000.00	1,015.40	9.04	1,000.00	1,016.09	9.05	1.79

PIMCO Low Duration Income Fund
Institutional Class	$1,000.00	$1,015.10	$2.58	$1,000.00	$1,022.51	$2.59	0.51%
I-2	1,000.00	1,014.50	3.08	1,000.00	1,022.01	3.09	0.61
I-3	1,000.00	1,014.30	3.33	1,000.00	1,021.76	3.35	0.66
Class A	1,000.00	1,013.00	4.59	1,000.00	1,020.51	4.61	0.91
Class C	1,000.00	1,011.50	6.10	1,000.00	1,019.00	6.12	1.21
Class C-2	1,000.00	1,010.50	7.06	1,000.00	1,018.05	7.08	1.40

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class	$1,000.00	$1,041.50	$4.04	$1,000.00	$1,021.11	$4.00	0.79%
I-2	1,000.00	1,042.00	4.56	1,000.00	1,020.61	4.51	0.89
I-3	1,000.00	1,041.00	4.81	1,000.00	1,020.36	4.76	0.94
Class A	1,000.00	1,040.10	5.83	1,000.00	1,019.35	5.77	1.14
Class C	1,000.00	1,036.20	9.65	1,000.00	1,015.59	9.55	1.89

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

16	PIMCO CREDIT BOND FUNDS

Benchmark Descriptions

Index*	Benchmark Description

1/3 each — Bloomberg Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	The Bloomberg Global Aggregate Credit ex Emerging Markets (USD Hedged) provides a broad-based measure of the global developed markets investment-grade fixed income markets. The ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index (USD Hedged) tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global (USD Hedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments.

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index	The benchmark is a blend of 50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index. The ICE BofAML 1-5 Year US High Yield Constrained Index is designed to track the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with at least one year and less than five years remaining term to final maturity, at least 18 months to final maturity at issuance, a fixed coupon schedule and a minimum amount outstanding of $250 million. The J.P. Morgan Leveraged Loan Index is designed to mirror the investable universe of USD institutional leveraged loans and is comprised of issuers domiciled across global markets (the international component is comprised of developed market-domiciled issuers only).

70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index and 30% ICE BofAML Contingent Capital Index	The benchmark is a blend of 70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index and 30% ICE BofAML Contingent Capital Index. The ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million. The ICE BofAML Contingent Capital Index tracks the performance of investment grade and below investment grade contingent capital debt publicly issued in the major domestic and eurobond markets. Qualifying securities must have a capital-dependent conversion feature and must be rated by either Moody’s, S&P or Fitch. In addition, qualifying securities must have at least one month remaining term to final maturity and at least 18 months to maturity at point of issuance. For investment grade debt, qualifying currencies and their respective minimum size requirements (in local currency terms) are: AUD 100 million; CAD 100 million; EUR 250 million; JPY 20 billion; GBP 100 million; and USD 250 million. For below investment grade debt, minimum size requirements are CAD 100 million, EUR 100 million, GBP 50 million, or USD 100 million.

Bloomberg Global Credit Hedged USD Index	Bloomberg Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg U.S. Aggregate 1-3 Years Index	Bloomberg U.S. Aggregate 1-3 Years Index represents securities that are SEC-registered, taxable, and dollar denominated with a maturity between one and three years. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg U.S. Aggregate Index	Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	17

Benchmark Descriptions	(Cont.)

Index*	Benchmark Description

Bloomberg U.S. Long Credit Index	Bloomberg U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index	The ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index is a subcomponent of the ICE BofAML Global High Yield Constrained (USD Hedged) Index that excludes all non-developed countries.

J.P. Morgan BB/B Leveraged Loan Index	The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria.

* It is not possible to invest directly in an unmanaged index.

18	PIMCO CREDIT BOND FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	19

Financial Highlights

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Credit Opportunities Bond Fund
Institutional Class

04/01/2021 - 09/30/2021+	$9.99	$0.16	$(0.01)	$0.15	$(0.17)	$0.00	$0.00	$(0.17)

03/31/2021	9.07	0.30	0.97	1.27	(0.35)	0.00	0.00	(0.35)

03/31/2020	9.90	0.41	(0.85)	(0.44)	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.08	0.46	(0.19)	0.27	(0.45)	0.00	0.00	(0.45)

03/31/2018	10.04	0.38	0.06	0.44	(0.40)	0.00	0.00	(0.40)

03/31/2017	9.32	0.44	0.59	1.03	(0.31)	0.00	0.00	(0.31)
I-2

04/01/2021 - 09/30/2021+	9.94	0.16	(0.01)	0.15	(0.17)	0.00	0.00	(0.17)

03/31/2021	9.03	0.29	0.96	1.25	(0.34)	0.00	0.00	(0.34)

03/31/2020	9.86	0.40	(0.84)	(0.44)	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.05	0.45	(0.20)	0.25	(0.44)	0.00	0.00	(0.44)

03/31/2018	10.01	0.38	0.05	0.43	(0.39)	0.00	0.00	(0.39)

03/31/2017	9.30	0.42	0.60	1.02	(0.31)	0.00	0.00	(0.31)
Class A

04/01/2021 - 09/30/2021+	10.00	0.14	0.00	0.14	(0.16)	0.00	0.00	(0.16)

03/31/2021	9.08	0.26	0.97	1.23	(0.31)	0.00	0.00	(0.31)

03/31/2020	9.91	0.37	(0.84)	(0.47)	(0.36)	0.00	0.00	(0.36)

03/31/2019	10.10	0.42	(0.20)	0.22	(0.41)	0.00	0.00	(0.41)

03/31/2018	10.06	0.35	0.05	0.40	(0.36)	0.00	0.00	(0.36)

03/31/2017	9.34	0.42	0.58	1.00	(0.28)	0.00	0.00	(0.28)
Class C

04/01/2021 - 09/30/2021+	9.85	0.10	0.00	0.10	(0.13)	0.00	0.00	(0.13)

03/31/2021	8.95	0.18	0.95	1.13	(0.23)	0.00	0.00	(0.23)

03/31/2020	9.78	0.30	(0.84)	(0.54)	(0.29)	0.00	0.00	(0.29)

03/31/2019	9.96	0.34	(0.19)	0.15	(0.33)	0.00	0.00	(0.33)

03/31/2018	9.94	0.26	0.05	0.31	(0.29)	0.00	0.00	(0.29)

03/31/2017	9.26	0.33	0.58	0.91	(0.23)	0.00	0.00	(0.23)

PIMCO Diversified Income Fund
Institutional Class

04/01/2021 - 09/30/2021+	$11.04	$0.17	$0.15	$0.32	$(0.19)	$0.00	$0.00	$(0.19)

03/31/2021	10.21	0.34	0.89	1.23	(0.40)	0.00	0.00	(0.40)

03/31/2020	10.86	0.35	(0.48)	(0.13)	(0.50)	(0.02)	0.00	(0.52)

03/31/2019	10.77	0.37	0.20	0.57	(0.48)	0.00	0.00	(0.48)

03/31/2018	10.78	0.37	0.14	0.51	(0.51)	0.00	(0.01)	(0.52)

03/31/2017	10.15	0.47	0.68	1.15	(0.52)	0.00	0.00	(0.52)
I-2

04/01/2021 - 09/30/2021+	11.04	0.16	0.15	0.31	(0.18)	0.00	0.00	(0.18)

03/31/2021	10.21	0.33	0.89	1.22	(0.39)	0.00	0.00	(0.39)

03/31/2020	10.86	0.34	(0.48)	(0.14)	(0.49)	(0.02)	0.00	(0.51)

03/31/2019	10.77	0.35	0.20	0.55	(0.46)	0.00	0.00	(0.46)

03/31/2018	10.78	0.35	0.15	0.50	(0.50)	0.00	(0.01)	(0.51)

03/31/2017	10.15	0.46	0.68	1.14	(0.51)	0.00	0.00	(0.51)
I-3

04/01/2021 - 09/30/2021+	11.04	0.16	0.15	0.31	(0.18)	0.00	0.00	(0.18)

03/31/2021	10.21	0.32	0.90	1.22	(0.39)	0.00	0.00	(0.39)

03/31/2020	10.86	0.34	(0.49)	(0.15)	(0.48)	(0.02)	0.00	(0.50)

04/27/2018 - 03/31/2019	10.72	0.35	0.22	0.57	(0.43)	0.00	0.00	(0.43)
Administrative Class

04/01/2021 - 09/30/2021+	11.04	0.16	0.15	0.31	(0.18)	0.00	0.00	(0.18)

03/31/2021	10.21	0.31	0.90	1.21	(0.38)	0.00	0.00	(0.38)

03/31/2020	10.86	0.33	(0.49)	(0.16)	(0.47)	(0.02)	0.00	(0.49)

03/31/2019	10.77	0.36	0.18	0.54	(0.45)	0.00	0.00	(0.45)

03/31/2018	10.78	0.34	0.14	0.48	(0.48)	0.00	(0.01)	(0.49)

03/31/2017	10.15	0.44	0.68	1.12	(0.49)	0.00	0.00	(0.49)
Class A

04/01/2021 - 09/30/2021+	11.04	0.15	0.15	0.30	(0.17)	0.00	0.00	(0.17)

03/31/2021	10.21	0.29	0.90	1.19	(0.36)	0.00	0.00	(0.36)

03/31/2020	10.86	0.31	(0.49)	(0.18)	(0.45)	(0.02)	0.00	(0.47)

03/31/2019	10.77	0.32	0.20	0.52	(0.43)	0.00	0.00	(0.43)

03/31/2018	10.78	0.32	0.14	0.46	(0.46)	0.00	(0.01)	(0.47)

03/31/2017	10.15	0.43	0.68	1.11	(0.48)	0.00	0.00	(0.48)

20	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.97	1.53%	$268,913	0.90	%*	0.90	%*	0.90	%*	0.90	%*	3.23	%*	39%

9.99	14.06	268,038	0.90		0.90		0.90		0.90		3.10		99

9.07	(4.69)	232,487	0.92		0.92		0.90		0.90		4.13		138

9.90	2.77	289,576	0.93		0.93		0.90		0.90		4.60		110

10.08	4.38	353,288	0.91		0.91		0.90		0.90		3.72		100

10.04	11.23	342,617	0.91		0.91		0.90		0.90		4.50		146

9.92	1.51	133,364	1.00	*	1.00	*	1.00	*	1.00	*	3.13	*	39

9.94	13.92	115,116	1.00		1.00		1.00		1.00		3.01		99

9.03	(4.78)	55,030	1.02		1.02		1.00		1.00		4.03		138

9.86	2.58	47,743	1.03		1.03		1.00		1.00		4.51		110

10.05	4.33	58,119	1.01		1.01		1.00		1.00		3.71		100

10.01	11.10	28,172	1.01		1.01		1.00		1.00		4.25		146

9.98	1.37	23,363	1.30	*	1.30	*	1.30	*	1.30	*	2.83	*	39

10.00	13.61	19,542	1.30		1.30		1.30		1.30		2.68		99

9.08	(5.01)	19,607	1.32		1.32		1.30		1.30		3.73		138

9.91	2.24	23,099	1.33		1.33		1.30		1.30		4.20		110

10.10	4.03	30,228	1.31		1.31		1.30		1.30		3.41		100

10.06	10.79	10,740	1.31		1.31		1.30		1.30		4.30		146

9.82	0.96	3,759	2.05	*	2.05	*	2.05	*	2.05	*	2.07	*	39

9.85	12.73	3,866	2.05		2.05		2.05		2.05		1.91		99

8.95	(5.75)	5,206	2.07		2.07		2.05		2.05		3.00		138

9.78	1.63	5,834	2.08		2.08		2.05		2.05		3.45		110

9.96	3.13	7,532	2.06		2.06		2.05		2.05		2.58		100

9.94	9.91	6,835	2.06		2.06		2.05		2.05		3.43		146

$11.17	2.90%	$4,480,513	0.75	%*	0.75	%*	0.75	%*	0.75	%*	3.01	%*	49%

11.04	12.15	4,132,019	0.77		0.77		0.75		0.75		3.04		110

10.21	(1.45)	2,852,619	0.79		0.79		0.75		0.75		3.19		127

10.86	5.45	2,627,609	0.79		0.79		0.75		0.75		3.45		105

10.77	4.75	2,558,977	0.77		0.77		0.75		0.75		3.36		146

10.78	11.53	2,383,388	0.77		0.77		0.76		0.76		4.42		156

11.17	2.85	534,980	0.85	*	0.85	*	0.85	*	0.85	*	2.91	*	49

11.04	12.04	670,322	0.87		0.87		0.85		0.85		2.94		110

10.21	(1.55)	335,490	0.89		0.89		0.85		0.85		3.07		127

10.86	5.34	169,410	0.89		0.89		0.85		0.85		3.35		105

10.77	4.64	129,856	0.87		0.87		0.85		0.85		3.25		146

10.78	11.42	84,476	0.87		0.87		0.86		0.86		4.27		156

11.17	2.82	30,439	0.90	*	0.95	*	0.90	*	0.95	*	2.86	*	49

11.04	11.98	27,498	0.92		0.97		0.90		0.95		2.88		110

10.21	(1.60)	13,637	0.94		0.99		0.90		0.95		3.03		127

10.86	5.47	3,619	0.94	*	0.99	*	0.90	*	0.95	*	3.55	*	105

11.17	2.77	11,129	1.00	*	1.00	*	1.00	*	1.00	*	2.76	*	49

11.04	11.87	10,752	1.02		1.02		1.00		1.00		2.83		110

10.21	(1.70)	159,259	1.04		1.04		1.00		1.00		2.94		127

10.86	5.19	155,936	1.04		1.04		1.00		1.00		3.36		105

10.77	4.49	10,049	1.02		1.02		1.00		1.00		3.12		146

10.78	11.25	12,535	1.02		1.02		1.01		1.01		4.09		156

11.17	2.69	358,963	1.15	*	1.15	*	1.15	*	1.15	*	2.61	*	49

11.04	11.71	361,780	1.17		1.17		1.15		1.15		2.64		110

10.21	(1.84)	297,090	1.19		1.19		1.15		1.15		2.78		127

10.86	5.03	251,911	1.19		1.19		1.15		1.15		3.04		105

10.77	4.33	260,394	1.17		1.17		1.15		1.15		2.97		146

10.78	11.09	167,491	1.17		1.17		1.16		1.16		4.02		156

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Diversified Income Fund (Cont.)
Class C

04/01/2021 - 09/30/2021+	$11.04	$0.10	$0.15	$0.25	$(0.12)	$0.00	$0.00	$(0.12)

03/31/2021	10.21	0.21	0.90	1.11	(0.28)	0.00	0.00	(0.28)

03/31/2020	10.86	0.23	(0.49)	(0.26)	(0.37)	(0.02)	0.00	(0.39)

03/31/2019	10.77	0.24	0.20	0.44	(0.35)	0.00	0.00	(0.35)

03/31/2018	10.78	0.24	0.14	0.38	(0.38)	0.00	(0.01)	(0.39)

03/31/2017	10.15	0.35	0.68	1.03	(0.40)	0.00	0.00	(0.40)

PIMCO ESG Income Fund
Institutional Class

04/01/2021 - 09/30/2021+	$10.35	$0.14	$0.08	$0.22	$(0.13)	$0.00	$0.00	$(0.13)

09/30/2020 - 03/31/2021	10.00	0.10	0.34	0.44	(0.09)	0.00	0.00	(0.09)
I-2

04/01/2021 - 09/30/2021+	10.35	0.13	0.08	0.21	(0.12)	0.00	0.00	(0.12)

09/30/2020 - 03/31/2021	10.00	0.09	0.35	0.44	(0.09)	0.00	0.00	(0.09)
I-3

04/01/2021 - 09/30/2021+	10.35	0.13	0.08	0.21	(0.12)	0.00	0.00	(0.12)

09/30/2020 - 03/31/2021	10.00	0.09	0.34	0.43	(0.08)	0.00	0.00	(0.08)
Class A

04/01/2021 - 09/30/2021+	10.35	0.12	0.08	0.20	(0.11)	0.00	0.00	(0.11)

09/30/2020 - 03/31/2021	10.00	0.07	0.35	0.42	(0.07)	0.00	0.00	(0.07)
Class C

04/01/2021 - 09/30/2021+	10.35	0.08	0.08	0.16	(0.07)	0.00	0.00	(0.07)

09/30/2020 - 03/31/2021	10.00	0.03	0.35	0.38	(0.03)	0.00	0.00	(0.03)

PIMCO High Yield Spectrum Fund
Institutional Class

04/01/2021 - 09/30/2021+	$10.03	$0.21	$0.08	$0.29	$(0.22)	$0.00	$0.00	$(0.22)

03/31/2021	8.58	0.45	1.47	1.92	(0.47)	0.00	0.00	(0.47)

03/31/2020	9.71	0.54	(1.12)	(0.58)	(0.55)	0.00	0.00	(0.55)

03/31/2019	9.78	0.57	(0.07)	0.50	(0.57)	0.00	0.00	(0.57)

03/31/2018	9.93	0.55	(0.14)	0.41	(0.30)	0.00	(0.26)	(0.56)

03/31/2017	9.22	0.58	0.77	1.35	(0.64)	0.00	0.00	(0.64)
I-2

04/01/2021 - 09/30/2021+	10.03	0.20	0.09	0.29	(0.22)	0.00	0.00	(0.22)

03/31/2021	8.58	0.44	1.47	1.91	(0.46)	0.00	0.00	(0.46)

03/31/2020	9.71	0.52	(1.11)	(0.59)	(0.54)	0.00	0.00	(0.54)

03/31/2019	9.78	0.56	(0.06)	0.50	(0.57)	0.00	0.00	(0.57)

03/31/2018	9.93	0.54	(0.14)	0.40	(0.29)	0.00	(0.26)	(0.55)

03/31/2017	9.22	0.57	0.77	1.34	(0.63)	0.00	0.00	(0.63)
I-3

04/01/2021 - 09/30/2021+	10.03	0.20	0.08	0.28	(0.21)	0.00	0.00	(0.21)

03/31/2021	8.58	0.43	1.48	1.91	(0.46)	0.00	0.00	(0.46)

03/31/2020	9.71	0.52	(1.12)	(0.60)	(0.53)	0.00	0.00	(0.53)

04/27/2018 - 03/31/2019	9.81	0.52	(0.10)	0.42	(0.52)	0.00	0.00	(0.52)
Class A

04/01/2021 - 09/30/2021+	10.03	0.19	0.08	0.27	(0.20)	0.00	0.00	(0.20)

03/31/2021	8.58	0.42	1.47	1.89	(0.44)	0.00	0.00	(0.44)

03/31/2020	9.71	0.50	(1.12)	(0.62)	(0.51)	0.00	0.00	(0.51)

03/31/2019	9.78	0.54	(0.07)	0.47	(0.54)	0.00	0.00	(0.54)

03/31/2018	9.93	0.52	(0.14)	0.38	(0.27)	0.00	(0.26)	(0.53)

03/31/2017	9.22	0.54	0.77	1.31	(0.60)	0.00	0.00	(0.60)
Class C

04/01/2021 - 09/30/2021+	10.03	0.15	0.09	0.24	(0.17)	0.00	0.00	(0.17)

03/31/2021	8.58	0.36	1.46	1.82	(0.37)	0.00	0.00	(0.37)

03/31/2020	9.71	0.42	(1.11)	(0.69)	(0.44)	0.00	0.00	(0.44)

03/31/2019	9.78	0.47	(0.07)	0.40	(0.47)	0.00	0.00	(0.47)

03/31/2018	9.93	0.44	(0.14)	0.30	(0.19)	0.00	(0.26)	(0.45)

03/31/2017	9.22	0.47	0.77	1.24	(0.53)	0.00	0.00	(0.53)

22	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.17	2.31%	$61,317	1.90	%*	1.90	%*	1.90	%*	1.90	%*	1.86	%*	49%

11.04	10.87	67,889	1.92		1.92		1.90		1.90		1.89		110

10.21	(2.58)	77,114	1.94		1.94		1.90		1.90		2.04		127

10.86	4.25	73,261	1.94		1.94		1.90		1.90		2.29		105

10.77	3.56	82,085	1.92		1.92		1.90		1.90		2.22		146

10.78	10.26	104,368	1.92		1.92		1.91		1.91		3.29		156

$10.44	2.09%	$79,431	0.52	%*	0.52	%*	0.50	%*	0.50	%*	2.65	%*	37%

10.35	4.43	37,125	0.52	*	1.14	*	0.50	*	1.12	*	1.87	*	135

10.44	2.04	2,549	0.62	*	0.62	*	0.60	*	0.60	*	2.55	*	37

10.35	4.38	1,421	0.62	*	1.24	*	0.60	*	1.22	*	1.81	*	135

10.44	2.02	1,647	0.67	*	0.72	*	0.65	*	0.70	*	2.54	*	37

10.35	4.35	45	0.72	*	1.34	*	0.70	*	1.32	*	1.69	*	135

10.44	1.89	465	0.92	*	0.92	*	0.90	*	0.90	*	2.29	*	37

10.35	4.23	23	0.92	*	1.54	*	0.90	*	1.52	*	1.46	*	135

10.44	1.50	91	1.67	*	1.67	*	1.65	*	1.65	*	1.48	*	37

10.35	3.85	90	1.67	*	2.29	*	1.65	*	2.27	*	0.67	*	135

$10.10	2.92%	$263,188	0.61	%*	0.61	%*	0.60	%*	0.60	%*	4.10	%*	12%

10.03	22.77	170,488	0.62		0.62		0.60		0.60		4.67		39

8.58	(6.52)	101,092	0.62		0.62		0.60		0.60		5.47		27

9.71	5.36	603,647	0.63		0.63		0.60		0.60		5.93		26

9.78	4.15	655,038	0.62		0.62		0.60		0.60		5.53		24

9.93	14.98	1,505,442	0.61		0.61		0.60		0.60		5.92		35

10.10	2.87	259,694	0.71	*	0.71	*	0.70	*	0.70	*	4.00	*	12

10.03	22.65	238,069	0.72		0.72		0.70		0.70		4.60		39

8.58	(6.61)	134,676	0.72		0.72		0.70		0.70		5.34		27

9.71	5.26	193,934	0.73		0.73		0.70		0.70		5.85		26

9.78	4.05	150,910	0.72		0.72		0.70		0.70		5.45		24

9.93	14.87	142,214	0.71		0.71		0.70		0.70		5.82		35

10.10	2.84	5,334	0.76	*	0.81	*	0.75	*	0.80	*	3.94	*	12

10.03	22.59	3,621	0.77		0.82		0.75		0.80		4.41		39

8.58	(6.66)	445	0.77		0.82		0.75		0.80		5.28		27

9.71	4.45	2,142	0.78	*	0.83	*	0.75	*	0.80	*	5.91	*	26

10.10	2.74	55,863	0.96	*	0.96	*	0.95	*	0.95	*	3.75	*	12

10.03	22.35	54,395	0.97		0.97		0.95		0.95		4.43		39

8.58	(6.85)	50,039	0.97		0.97		0.95		0.95		5.08		27

9.71	5.00	63,446	0.98		0.98		0.95		0.95		5.58		26

9.78	3.79	83,841	0.97		0.97		0.95		0.95		5.21		24

9.93	14.58	43,592	0.96		0.96		0.95		0.95		5.55		35

10.10	2.35	5,184	1.71	*	1.71	*	1.70	*	1.70	*	3.00	*	12

10.03	21.44	5,265	1.72		1.72		1.70		1.70		3.72		39

8.58	(7.54)	6,862	1.72		1.72		1.70		1.70		4.33		27

9.71	4.22	8,118	1.73		1.73		1.70		1.70		4.83		26

9.78	3.02	10,506	1.72		1.72		1.70		1.70		4.44		24

9.93	13.73	9,777	1.71		1.71		1.70		1.70		4.81		35

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term Credit Bond Fund
Institutional Class

04/01/2021 - 09/30/2021+	$12.28	$0.24	$0.60	$0.84	$(0.29)	$0.00	$0.00	$(0.29)

03/31/2021	12.08	0.50	0.74	1.24	(0.58)	(0.46)	0.00	(1.04)

03/31/2020	11.69	0.48	0.54	1.02	(0.59)	(0.04)	0.00	(0.63)

03/31/2019	11.83	0.49	0.08	0.57	(0.49)	(0.15)	(0.07)	(0.71)

03/31/2018	11.63	0.53	0.25	0.78	(0.58)	0.00	0.00	(0.58)

03/31/2017	11.40	0.56	0.32	0.88	(0.60)	0.00	(0.05)	(0.65)
I-2

04/01/2021 - 09/30/2021+	12.28	0.24	0.59	0.83	(0.28)	0.00	0.00	(0.28)

03/31/2021	12.08	0.49	0.73	1.22	(0.56)	(0.46)	0.00	(1.02)

03/31/2020	11.69	0.47	0.54	1.01	(0.58)	(0.04)	0.00	(0.62)

03/31/2019	11.83	0.48	0.08	0.56	(0.48)	(0.15)	(0.07)	(0.70)

03/31/2018	11.63	0.52	0.25	0.77	(0.57)	0.00	0.00	(0.57)

03/31/2017	11.40	0.54	0.33	0.87	(0.59)	0.00	(0.05)	(0.64)

PIMCO Low Duration Credit Fund
Institutional Class

04/01/2021 - 09/30/2021+	$9.31	$0.17	$0.02	$0.19	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2021	8.63	0.31	0.70	1.01	(0.33)	0.00	0.00	(0.33)

03/31/2020	9.73	0.43	(1.06)	(0.63)	(0.47)	0.00	0.00	(0.47)

03/31/2019	9.90	0.41	(0.14)	0.27	(0.44)	0.00	0.00	(0.44)

03/31/2018	9.94	0.35	0.01	0.36	(0.38)	0.00	(0.02)	(0.40)

03/31/2017	9.65	0.35	0.31	0.66	(0.37)	0.00	0.00	(0.37)
I-2

04/01/2021 - 09/30/2021+	9.31	0.17	0.02	0.19	(0.18)	0.00	0.00	(0.18)

03/31/2021	8.63	0.31	0.69	1.00	(0.32)	0.00	0.00	(0.32)

03/31/2020	9.73	0.42	(1.06)	(0.64)	(0.46)	0.00	0.00	(0.46)

03/31/2019	9.90	0.42	(0.16)	0.26	(0.43)	0.00	0.00	(0.43)

03/31/2018	9.94	0.34	0.01	0.35	(0.37)	0.00	(0.02)	(0.39)

03/31/2017	9.65	0.34	0.31	0.65	(0.36)	0.00	0.00	(0.36)
Class A

04/01/2021 - 09/30/2021+	9.31	0.16	0.02	0.18	(0.17)	0.00	0.00	(0.17)

03/31/2021	8.63	0.29	0.70	0.99	(0.31)	0.00	0.00	(0.31)

03/31/2020	9.73	0.40	(1.06)	(0.66)	(0.44)	0.00	0.00	(0.44)

03/31/2019	9.90	0.39	(0.15)	0.24	(0.41)	0.00	0.00	(0.41)

03/31/2018	9.94	0.32	0.01	0.33	(0.35)	0.00	(0.02)	(0.37)

03/31/2017	9.65	0.32	0.31	0.63	(0.34)	0.00	0.00	(0.34)
Class C

04/01/2021 - 09/30/2021+	9.31	0.12	0.02	0.14	(0.13)	0.00	0.00	(0.13)

03/31/2021	8.63	0.21	0.71	0.92	(0.24)	0.00	0.00	(0.24)

03/31/2020	9.73	0.33	(1.06)	(0.73)	(0.37)	0.00	0.00	(0.37)

03/31/2019	9.90	0.32	(0.16)	0.16	(0.33)	0.00	0.00	(0.33)

03/31/2018	9.94	0.25	0.00	0.25	(0.27)	0.00	(0.02)	(0.29)

03/31/2017	9.65	0.25	0.31	0.56	(0.27)	0.00	0.00	(0.27)

PIMCO Low Duration Income Fund
Institutional Class

04/01/2021 - 09/30/2021+	$8.67	$0.11	$0.02	$0.13	$(0.12)	$0.00	$0.00	$(0.12)

03/31/2021	7.95	0.25	0.75	1.00	(0.23)	0.00	(0.05)	(0.28)

03/31/2020	8.58	0.32	(0.55)	(0.23)	(0.40)	0.00	0.00	(0.40)

03/31/2019	8.56	0.30	0.01	0.31	(0.29)	0.00	0.00	(0.29)

03/31/2018	8.46	0.27	0.09	0.36	(0.26)	0.00	0.00	(0.26)

03/31/2017	7.67	0.35	0.74	1.09	(0.30)	0.00	0.00	(0.30)
I-2

04/01/2021 - 09/30/2021+	8.67	0.10	0.03	0.13	(0.12)	0.00	0.00	(0.12)

03/31/2021	7.95	0.24	0.75	0.99	(0.22)	0.00	(0.05)	(0.27)

03/31/2020	8.58	0.31	(0.55)	(0.24)	(0.39)	0.00	0.00	(0.39)

03/31/2019	8.56	0.30	0.00	0.30	(0.28)	0.00	0.00	(0.28)

03/31/2018	8.46	0.26	0.09	0.35	(0.25)	0.00	0.00	(0.25)

03/31/2017	7.67	0.32	0.76	1.08	(0.29)	0.00	0.00	(0.29)

24	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.83	6.84%	$3,654,970	0.56	%*	0.56	%*	0.55	%*	0.55	%*	3.78	%*	32%

12.28	9.84	3,483,341	0.59		0.59		0.55		0.55		3.79		103

12.08	8.59	3,313,697	0.84		0.84		0.55		0.55		3.84		180

11.69	5.20	3,576,056	0.79		0.79		0.55		0.55		4.33		133

11.83	6.76	3,309,210	0.85		0.85		0.55		0.55		4.43		96

11.63	7.79	2,805,317	0.72		0.72		0.55		0.55		4.70		114

12.83	6.79	110,333	0.66	*	0.66	*	0.65	*	0.65	*	3.69	*	32

12.28	9.73	133,698	0.69		0.69		0.65		0.65		3.69		103

12.08	8.49	197,002	0.94		0.94		0.65		0.65		3.71		180

11.69	5.10	71,189	0.89		0.89		0.65		0.65		4.23		133

11.83	6.66	54,410	0.95		0.95		0.65		0.65		4.34		96

11.63	7.68	41,527	0.82		0.82		0.65		0.65		4.56		114

$9.32	2.07%	$271,161	0.74	%*	0.74	%*	0.70	%*	0.70	%*	3.62	%*	84%

9.31	11.85	210,739	0.73		0.73		0.70		0.70		3.42		184

8.63	(6.94)	151,077	0.75		0.75		0.70		0.70		4.42		49

9.73	2.74	171,645	0.75		0.75		0.70		0.70		4.15		42

9.90	3.66	1,269,665	0.72		0.72		0.70		0.70		3.55		34

9.94	6.96	1,148,303	0.74		0.74		0.70		0.70		3.53		19

9.32	2.02	17,994	0.84	*	0.84	*	0.80	*	0.80	*	3.54	*	84

9.31	11.74	22,046	0.83		0.83		0.80		0.80		3.34		184

8.63	(7.03)	25,932	0.85		0.85		0.80		0.80		4.30		49

9.73	2.64	38,809	0.85		0.85		0.80		0.80		4.25		42

9.90	3.56	22,172	0.82		0.82		0.80		0.80		3.47		34

9.94	6.85	13,970	0.84		0.84		0.80		0.80		3.44		19

9.32	1.92	59,066	1.04	*	1.04	*	1.00	*	1.00	*	3.33	*	84

9.31	11.52	54,219	1.03		1.03		1.00		1.00		3.16		184

8.63	(7.22)	52,228	1.05		1.05		1.00		1.00		4.13		49

9.73	2.44	89,364	1.05		1.05		1.00		1.00		4.02		42

9.90	3.35	94,579	1.02		1.02		1.00		1.00		3.24		34

9.94	6.63	87,065	1.04		1.04		1.00		1.00		3.24		19

9.32	1.54	8,257	1.79	*	1.79	*	1.75	*	1.75	*	2.58	*	84

9.31	10.68	9,975	1.78		1.78		1.75		1.75		2.34		184

8.63	(7.91)	22,627	1.80		1.80		1.75		1.75		3.39		49

9.73	1.68	46,421	1.80		1.80		1.75		1.75		3.27		42

9.90	2.58	44,916	1.77		1.77		1.75		1.75		2.48		34

9.94	5.84	55,559	1.79		1.79		1.75		1.75		2.49		19

$8.68	1.51%	$2,894,959	0.51	%*	0.51	%*	0.51	%*	0.51	%*	2.45	%*	299%

8.67	12.72	2,204,463	0.54		0.54		0.51		0.51		2.96		410

7.95	(2.94)	1,644,585	0.55		0.55		0.51		0.51		3.77		432

8.58	3.70	1,682,347	0.58		0.59		0.50		0.51		3.55		207

8.56	4.29	705,766	0.50		0.55		0.46		0.51		3.21		128

8.46	14.45	95,776	0.61	(e)	0.62	(e)	0.55	(e)	0.56	(e)	4.23		243

8.68	1.45	4,767,525	0.61	*	0.61	*	0.61	*	0.61	*	2.35	*	299

8.67	12.61	3,109,079	0.64		0.64		0.61		0.61		2.85		410

7.95	(3.04)	2,246,989	0.65		0.65		0.61		0.61		3.64		432

8.58	3.60	1,854,130	0.68		0.69		0.60		0.61		3.49		207

8.56	4.19	509,577	0.60		0.65		0.56		0.61		3.10		128

8.46	14.34	55,138	0.71	(f)	0.72	(f)	0.65	(f)	0.66	(f)	3.85		243

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Low Duration Income Fund (Cont.)
I-3

04/01/2021 - 09/30/2021+	$8.67	$0.10	$0.02	$0.12	$(0.11)	$0.00	$0.00	$(0.11)

03/31/2021	7.95	0.24	0.75	0.99	(0.22)	0.00	(0.05)	(0.27)

03/31/2020	8.58	0.31	(0.56)	(0.25)	(0.38)	0.00	0.00	(0.38)

04/27/2018 - 03/31/2019	8.54	0.29	0.01	0.30	(0.26)	0.00	0.00	(0.26)
Class A

04/01/2021 - 09/30/2021+	8.67	0.09	0.02	0.11	(0.10)	0.00	0.00	(0.10)

03/31/2021	7.95	0.22	0.75	0.97	(0.20)	0.00	(0.05)	(0.25)

03/31/2020	8.58	0.28	(0.55)	(0.27)	(0.36)	0.00	0.00	(0.36)

03/31/2019	8.56	0.27	0.01	0.28	(0.26)	0.00	0.00	(0.26)

03/31/2018	8.46	0.23	0.09	0.32	(0.22)	0.00	0.00	(0.22)

03/31/2017	7.67	0.31	0.75	1.06	(0.27)	0.00	0.00	(0.27)
Class C

04/01/2021 - 09/30/2021+	8.67	0.08	0.02	0.10	(0.09)	0.00	0.00	(0.09)

03/31/2021	7.95	0.19	0.75	0.94	(0.17)	0.00	(0.05)	(0.22)

03/31/2020	8.58	0.26	(0.55)	(0.29)	(0.34)	0.00	0.00	(0.34)

03/31/2019	8.56	0.24	0.01	0.25	(0.23)	0.00	0.00	(0.23)

03/31/2018	8.46	0.20	0.10	0.30	(0.20)	0.00	0.00	(0.20)

03/31/2017	7.67	0.29	0.75	1.04	(0.25)	0.00	0.00	(0.25)
Class C-2

04/01/2021 - 09/30/2021+	8.67	0.07	0.02	0.09	(0.08)	0.00	0.00	(0.08)

10/21/2020 - 03/31/2021	8.47	0.08	0.20	0.28	(0.03)	0.00	(0.05)	(0.08)

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class

04/01/2021 - 09/30/2021+	$11.10	$0.18	$0.28	$0.46	$(0.17)	$0.00	$0.00	$(0.17)

03/31/2021	9.23	0.40	1.88	2.28	(0.41)	0.00	0.00	(0.41)

03/31/2020	9.98	0.41	(0.63)	(0.22)	(0.50)	(0.03)	0.00	(0.53)

03/31/2019	10.31	0.46	(0.18)	0.28	(0.59)	(0.01)	(0.01)	(0.61)

03/31/2018	10.22	0.41	0.43	0.84	(0.72)	(0.03)	0.00	(0.75)

03/31/2017	9.44	0.46	0.94	1.40	(0.62)	0.00	0.00	(0.62)
I-2

04/01/2021 - 09/30/2021+	11.08	0.17	0.28	0.45	(0.16)	0.00	0.00	(0.16)

03/31/2021	9.21	0.39	1.88	2.27	(0.40)	0.00	0.00	(0.40)

03/31/2020	9.97	0.40	(0.64)	(0.24)	(0.49)	(0.03)	0.00	(0.52)

03/31/2019	10.30	0.45	(0.18)	0.27	(0.58)	(0.01)	(0.01)	(0.60)

03/31/2018	10.21	0.40	0.43	0.83	(0.71)	(0.03)	0.00	(0.74)

03/31/2017	9.45	0.42	0.96	1.38	(0.62)	0.00	0.00	(0.62)
I-3

04/01/2021 - 09/30/2021+	11.06	0.17	0.28	0.45	(0.16)	0.00	0.00	(0.16)

03/31/2021	9.20	0.38	1.88	2.26	(0.40)	0.00	0.00	(0.40)

03/31/2020	9.95	0.40	(0.63)	(0.23)	(0.49)	(0.03)	0.00	(0.52)

04/27/2018 - 03/31/2019	10.32	0.43	(0.19)	0.24	(0.59)	(0.01)	(0.01)	(0.61)
Class A

04/01/2021 - 09/30/2021+	11.05	0.16	0.28	0.44	(0.15)	0.00	0.00	(0.15)

03/31/2021	9.19	0.36	1.88	2.24	(0.38)	0.00	0.00	(0.38)

03/31/2020	9.95	0.37	(0.63)	(0.26)	(0.47)	(0.03)	0.00	(0.50)

03/31/2019	10.29	0.43	(0.19)	0.24	(0.56)	(0.01)	(0.01)	(0.58)

03/31/2018	10.22	0.38	0.42	0.80	(0.70)	(0.03)	0.00	(0.73)

03/31/2017	9.43	0.42	0.95	1.37	(0.58)	0.00	0.00	(0.58)

26	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.68	1.43%	$136,116	0.66	%*	0.71	%*	0.66	%*	0.71	%*	2.31	%*	299%

8.67	12.57	87,455	0.69		0.74		0.66		0.71		2.82		410

7.95	(3.09)	20,116	0.70		0.75		0.66		0.71		3.63		432

8.58	3.56	39,161	0.73	*	0.79	*	0.65	*	0.71	*	3.69	*	207

8.68	1.30	2,118,740	0.91	*	0.91	*	0.91	*	0.91	*	2.06	*	299

8.67	12.28	1,784,043	0.94		0.94		0.91		0.91		2.55		410

7.95	(3.33)	1,322,295	0.95		0.95		0.91		0.91		3.33		432

8.58	3.29	1,056,714	0.98		0.99		0.90		0.91		3.16		207

8.56	3.87	533,327	0.90		0.95		0.86		0.91		2.70		128

8.46	14.00	169,743	1.01	(g)	1.02	(g)	0.95	(g)	0.96	(g)	3.77		243

8.68	1.15	229,704	1.21	*	1.21	*	1.21	*	1.21	*	1.76	*	299

8.67	11.95	212,807	1.24		1.24		1.21		1.21		2.25		410

7.95	(3.62)	200,678	1.25		1.25		1.21		1.21		3.07		432

8.58	2.98	190,628	1.28		1.29		1.20		1.21		2.85		207

8.56	3.56	101,717	1.20		1.25		1.16		1.21		2.34		128

8.46	13.65	85,943	1.31	(g)	1.32	(g)	1.25	(g)	1.26	(g)	3.53		243

8.68	1.05	6,944	1.41	*	1.41	*	1.41	*	1.41	*	1.52	*	299

8.67	3.35	3,209	1.44	*	1.44	*	1.41	*	1.41	*	2.04	*	410

$11.39	4.15%	$1,727,638	0.79	%*	0.89	%*	0.79	%*	0.89	%*	3.09	%*	8%

11.10	24.86	1,216,087	0.81		0.91		0.79		0.89		3.74		59

9.23	(2.68)	788,615	0.79		0.87		0.78		0.86		3.92		67

9.98	2.83	259,798	0.82		0.91		0.81		0.90		4.58		57

10.31	8.28	119,949	0.80		0.87		0.80		0.87		3.94		151

10.22	15.22	60,707	0.80		0.87		0.80		0.87		4.62		123

11.37	4.11	398,301	0.89	*	0.99	*	0.89	*	0.99	*	2.99	*	8

11.08	24.81	318,242	0.91		1.01		0.89		0.99		3.65		59

9.21	(2.87)	230,245	0.89		0.97		0.88		0.96		3.85		67

9.97	2.76	130,385	0.92		1.01		0.91		1.00		4.51		57

10.30	8.27	36,539	0.90		0.97		0.90		0.97		3.82		151

10.21	14.92	6,002	0.90		0.97		0.90		0.97		4.19		123

11.35	4.10	52,149	0.94	*	1.09	*	0.94	*	1.09	*	2.94	*	8

11.06	24.68	42,310	0.96		1.11		0.94		1.09		3.60		59

9.20	(2.80)	28,048	0.94		1.07		0.93		1.06		3.80		67

9.95	2.49	11,782	0.97	*	1.11	*	0.96	*	1.10	*	4.79	*	57

11.34	4.01	347,503	1.14	*	1.24	*	1.14	*	1.24	*	2.74	*	8

11.05	24.46	302,567	1.16		1.26		1.14		1.24		3.40		59

9.19	(3.06)	264,206	1.14		1.22		1.13		1.21		3.57		67

9.95	2.50	119,215	1.17		1.26		1.16		1.25		4.29		57

10.29	7.88	35,464	1.15		1.22		1.15		1.22		3.63		151

10.22	14.79	1,954	1.15		1.22		1.15		1.22		4.22		123

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	27

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Preferred and Capital Securities Fund (Consolidated) (Cont.)
Class C

04/01/2021 - 09/30/2021+	$11.03	$0.11	$0.29	$0.40	$(0.12)	$0.00	$0.00	$(0.12)

03/31/2021	9.19	0.28	1.87	2.15	(0.31)	0.00	0.00	(0.31)

08/23/2019 - 03/31/2020	10.48	0.16	(1.08)	(0.92)	(0.34)	(0.03)	0.00	(0.37)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(e)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.20%.
(f)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.30%.
(g)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

28	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.31	3.62%	$24,231	1.89	%*	1.99	%*	1.89	%*	1.99	%*	1.99	%*	8%

11.03	23.53	20,136	1.91		2.01		1.89		1.99		2.65		59

9.19	(9.21)	12,500	1.89	*	1.97	*	1.88	*	1.96	*	2.64	*	67

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	29

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund

Assets:

Investments, at value
Investments in securities*	$347,738	$5,236,892	$90,788	$502,057	$4,469,628	$339,281	$11,485,691
Investments in Affiliates	91,523	464,441	0	88,418	143	51,904	1,757,857
Financial Derivative Instruments
Exchange-traded or centrally cleared	62	329	7	0	743	15	2,611
Over the counter	1,543	13,255	210	1,527	14,986	286	44,495
Cash	45	690	1,160	1	301	907	39,720
Deposits with counterparty	7,761	2,596	1,161	2,910	11,021	2,524	31,673
Foreign currency, at value	770	4,875	107	158	6,273	65	20,928
Receivable for investments sold	1,058	8,003	3	1,071	192,586	9,383	183,494
Receivable for TBA investments sold	2,053	288,744	5,990	0	20,642	0	5,266,518
Receivable for Fund shares sold	1,290	1,896	116	8,088	34,870	2	32,531
Interest and/or dividends receivable	3,365	46,435	407	6,515	39,257	2,906	50,157
Dividends receivable from Affiliates	11	87	0	10	1	6	129
Reimbursement receivable from PIMCO	0	1	0	0	0	0	0
Prepaid expenses	0	0	0	16	0	29	0
Other assets	0	0	0	0	2	0	0
Total Assets	457,219	6,068,244	99,949	610,771	4,790,453	407,308	18,915,804

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,428	$19,488	$5,708	$5,977	$918,585	$0	$196,891
Payable for sale-buyback transactions	0	0	1,413	0	0	0	0
Payable for short sales	1,563	30,227	1,776	0	1,498	0	2,138,060
Financial Derivative Instruments
Exchange-traded or centrally cleared	95	1,046	17	33	1,076	75	5,591
Over the counter	1,160	2,239	79	52	7,221	57	30,563
Payable for investments purchased	18,245	82,470	1,641	13,373	40,365	49,919	1,815,591
Payable for investments in Affiliates purchased	11	87	0	10	1	6	129
Payable for TBA investments purchased	3,592	434,813	4,850	0	31,126	0	4,510,966
Payable for unfunded loan commitments	428	1,206	0	23	135	306	2,004
Deposits from counterparty	383	10,493	0	1,150	10,440	0	30,707
Payable for Fund shares redeemed	574	4,340	254	451	12,561	222	23,447
Distributions payable	0	849	1	120	324	12	2,646
Accrued investment advisory fees	213	2,044	13	134	981	111	2,319
Accrued supervisory and administrative fees	120	1,465	14	162	827	87	2,191
Accrued distribution fees	2	41	0	3	0	5	59
Accrued servicing fees	5	88	0	13	0	14	478
Accrued taxes payable	0	0	0	0	0	0	139
Accrued reimbursement to PIMCO	0	0	0	0	0	0	24
Other liabilities	1	7	0	7	10	16	11
Total Liabilities	27,820	590,903	15,766	21,508	1,025,150	50,830	8,761,816

Net Assets	$429,399	$5,477,341	$84,183	$589,263	$3,765,303	$356,478	$10,153,988

Net Assets Consist of:

Paid in capital	$475,286	$5,401,687	$83,628	$625,270	$3,375,454	$421,254	$10,315,942
Distributable earnings (accumulated loss)	(45,887)	75,654	555	(36,007)	389,849	(64,776)	(161,954)

Net Assets	$429,399	$5,477,341	$84,183	$589,263	$3,765,303	$356,478	$10,153,988

Cost of investments in securities	$343,580	$5,122,194	$90,728	$490,631	$4,230,611	$336,415	$11,491,302
Cost of investments in Affiliates	$91,398	$464,371	$0	$88,363	$143	$51,897	$1,757,612
Cost of foreign currency held	$781	$4,953	$107	$159	$6,731	$66	$21,339
Proceeds received on short sales	$1,433	$30,244	$1,772	$0	$1,495	$0	$2,140,921
Cost or premiums of financial derivative instruments, net	$(418)	$40,048	$30	$3,316	$35,533	$(1,880)	$(9,985)

* Includes repurchase agreements of:	$1,913	$14,362	$0	$494	$5,297	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund

Net Assets:

Institutional Class	$268,913	$4,480,513	$79,431	$263,188	$3,654,970	$271,161	$2,894,959
I-2	133,364	534,980	2,549	259,694	110,333	17,994	4,767,525
I-3	N/A	30,439	1,647	5,334	N/A	N/A	136,116
Administrative Class	N/A	11,129	N/A	N/A	N/A	N/A	N/A
Class A	23,363	358,963	465	55,863	N/A	59,066	2,118,740
Class C	3,759	61,317	91	5,184	N/A	8,257	229,704
Class C -2	N/A	N/A	N/A	N/A	N/A	N/A	6,944

Shares Issued and Outstanding:

Institutional Class	26,965	401,190	7,605	26,048	284,912	29,104	333,541
I-2	13,438	47,903	244	25,702	8,601	1,931	549,270
I-3	N/A	2,725	158	528	N/A	N/A	15,683
Administrative Class	N/A	997	N/A	N/A	N/A	N/A	N/A
Class A	2,341	32,142	44	5,529	N/A	6,340	244,111
Class C	383	5,490	9	513	N/A	886	26,465
Class C -2	N/A	N/A	N/A	N/A	N/A	N/A	800

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.97	$11.17	$10.44	$10.10	$12.83	$9.32	$8.68
I-2	9.92	11.17	10.44	10.10	12.83	9.32	8.68
I-3	N/A	11.17	10.44	10.10	N/A	N/A	8.68
Administrative Class	N/A	11.17	N/A	N/A	N/A	N/A	N/A
Class A	9.98	11.17	10.44	10.10	N/A	9.32	8.68
Class C	9.82	11.17	10.44	10.10	N/A	9.32	8.68
Class C -2	N/A	N/A	N/A	N/A	N/A	N/A	8.68

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	31

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Preferred and Capital Securities Fund

Assets:

Investments, at value
Investments in securities*	$2,332,830
Investments in Affiliates	192,026
Financial Derivative Instruments
Exchange-traded or centrally cleared	768
Over the counter	12,306
Cash	1,264
Deposits with counterparty	10,647
Foreign currency, at value	12,725
Receivable for investments sold	12,989
Receivable for Fund shares sold	2,379
Interest and/or dividends receivable	22,426
Dividends receivable from Affiliates	24
Reimbursement receivable from PIMCO	188
Total Assets	2,600,572

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$9,829
Financial Derivative Instruments
Exchange-traded or centrally cleared	525
Over the counter	586
Payable for investments purchased	27,196
Payable for investments in Affiliates purchased	24
Deposits from counterparty	9,370
Payable for Fund shares redeemed	1,243
Accrued investment advisory fees	1,037
Accrued supervisory and administrative fees	846
Accrued distribution fees	15
Accrued servicing fees	77
Other liabilities	2
Total Liabilities	50,750

Net Assets	$2,549,822

Net Assets Consist of:

Paid in capital	$2,386,187
Distributable earnings (accumulated loss)	163,635

Net Assets	$2,549,822

Cost of investments in securities	$2,208,652
Cost of investments in Affiliates	$191,979
Cost of foreign currency held	$12,747
Cost or premiums of financial derivative instruments, net	$(878)

* Includes repurchase agreements of:	$38,168

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

PIMCO Preferred and Capital Securities Fund

Net Assets:

Institutional Class	$1,727,638
I-2	398,301
I-3	52,149
Class A	347,503
Class C	24,231

Shares Issued and Outstanding:

Institutional Class	151,630
I-2	35,043
I-3	4,596
Class A	30,650
Class C	2,143

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.39
I-2	11.37
I-3	11.35
Class A	11.34
Class C	11.31

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	33

Statements of Operations

Six Months Ended September 30, 2021 (Unaudited)
(Amounts in thousands†)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund

Investment Income:

Interest, net of foreign taxes*	$8,750	$100,520	$817	$11,801	$82,326	$6,544	$122,859
Dividends	18	1,177	0	0	1,100	3	1,266
Dividends from Investments in Affiliates	77	526	0	44	6	28	441
Total Income	8,845	102,223	817	11,845	83,432	6,575	124,566

Expenses:

Investment advisory fees	1,285	12,233	64	753	5,763	601	12,597
Supervisory and administrative fees	724	8,798	66	913	4,871	479	11,923
Distribution and/or servicing fees - Administrative Class	N/A	14	N/A	N/A	N/A	N/A	N/A
Distribution fees - Class C	15	244	0	19	N/A	34	334
Distribution fees - C-2	N/A	N/A	N/A	N/A	N/A	N/A	13
Servicing fees - Class A	25	460	1	70	N/A	73	2,438
Servicing fees - Class C	5	81	0	6	N/A	11	279
Servicing fees - C-2	N/A	N/A	N/A	N/A	N/A	N/A	7
Trustee fees	1	12	0	1	9	1	16
Interest expense	4	43	5	26	214	59	105
Miscellaneous expense	0	1	1	0	1	0	208
Total Expenses	2,059	21,886	137	1,788	10,858	1,258	27,920
Waiver and/or Reimbursement by PIMCO	0	(7)	0	(1)	0	0	(46)
Net Expenses	2,059	21,879	137	1,787	10,858	1,258	27,874

Net Investment Income (Loss)	6,786	80,344	680	10,058	72,574	5,317	96,692

Net Realized Gain (Loss):

Investments in securities	1,465	11,896	92	2,372	27,239	3,070	16,896
Investments in Affiliates	(1)	(13)	0	(5)	(13)	(5)	5
Exchange-traded or centrally cleared financial derivative instruments	42	22,675	(100)	994	20,719	296	41,840
Over the counter financial derivative instruments	1,577	16,264	108	1,585	10,527	109	48,209
Short sales	0	0	0	0	16	0	0
Foreign currency	26	2,098	(2)	615	(263)	146	4,955

Net Realized Gain (Loss)	3,109	52,920	98	5,561	58,225	3,616	111,905

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(1,650)	27,354	75	(380)	119,873	(2,847)	3,145
Investments in Affiliates	20	47	0	14	5	8	246
Exchange-traded or centrally cleared financial derivative instruments	(1,229)	(6,506)	32	(402)	(7,861)	(18)	(101,651)
Over the counter financial derivative instruments	(514)	(4,498)	70	(1,117)	1,419	(301)	(1,384)
Short sales	(62)	0	0	0	0	0	0
Foreign currency assets and liabilities	18	1,094	0	254	325	163	2,484

Net Change in Unrealized Appreciation (Depreciation)	(3,417)	17,491	177	(1,631)	113,761	(2,995)	(97,160)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,478	$150,755	$955	$13,988	$244,560	$5,938	$111,437

* Foreign tax withholdings	$0	$0	$0	$0	$0	$0	$113

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Six Months Ended September 30, 2021 (Unaudited)
(Amounts in thousands†)	PIMCO Preferred and Capital Securities Fund

Investment Income:

Interest	$40,175
Dividends, net of foreign taxes*	2,293
Dividends from Investments in Affiliates	124
Total Income	42,592

Expenses:

Investment advisory fees	5,617
Supervisory and administrative fees	4,568
Distribution fees - Class C	85
Servicing fees - Class A	413
Servicing fees - Class C	28
Trustee fees	4
Interest expense	23
Total Expenses	10,738
Waiver and/or Reimbursement by PIMCO	(1,133)
Net Expenses	9,605

Net Investment Income (Loss)	32,987

Net Realized Gain (Loss):

Investments in securities	12,856
Investments in Affiliates	(13)
Exchange-traded or centrally cleared financial derivative instruments	1,904
Over the counter financial derivative instruments	12,722
Foreign currency	3,537

Net Realized Gain (Loss)	31,006

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	27,206
Investments in Affiliates	38
Exchange-traded or centrally cleared financial derivative instruments	(2,890)
Over the counter financial derivative instruments	(5,401)
Foreign currency assets and liabilities	557

Net Change in Unrealized Appreciation (Depreciation)	19,510

Net Increase (Decrease) in Net Assets Resulting from Operations	$83,503

* Foreign tax withholdings - Dividends	$52

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	35

Statements of Changes in Net Assets

	PIMCO Credit Opportunities Bond Fund		PIMCO Diversified Income Fund		PIMCO ESG Income Fund

(Amounts in thousands†)	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Inception date through March 31, 2021(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,786	$11,899	$80,344	$142,342	$680	$146
Net realized gain (loss)	3,109	(1,125)	52,920	(53,297)	98	(44)
Net change in unrealized appreciation (depreciation)	(3,417)	37,358	17,491	397,867	177	261

Net Increase (Decrease) in Net Assets Resulting from Operations	6,478	48,132	150,755	486,912	955	363

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(4,721)	(9,582)	(73,907)	(133,148)	(584)	(145)
I-2	(2,217)	(3,420)	(9,419)	(19,957)	(23)	(0)
I-3	N/A	N/A	(469)	(861)	(6)	(0)
Administrative Class	N/A	N/A	(170)	(4,152)	N/A	N/A
Class A	(314)	(678)	(5,460)	(11,193)	(4)	(0)
Class C	(48)	(121)	(722)	(2,050)	(1)	(0)
Class C -2	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	0	0	0
I-2	0	0	0	0	0	0
I-3	N/A	N/A	0	0	0	0
Administrative Class	N/A	N/A	0	0	N/A	N/A
Class A	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Class C -2	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(c)	(7,300)	(13,801)	(90,147)	(171,361)	(618)	(145)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	23,659	59,901	146,473	1,219,500	45,142	38,486
Fund Redemption Fee	0	0	0	0	0	0

Total Increase (Decrease) in Net Assets	22,837	94,232	207,081	1,535,051	45,479	38,704

Net Assets:

Beginning of period	406,562	312,330	5,270,260	3,735,209	38,704	0
End of period	$429,399	$406,562	$5,477,341	$5,270,260	$84,183	$38,704

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Fund was September 30, 2020.
(b)	Inception date of Class C-2 was October 21, 2020.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

36	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO High Yield Spectrum Fund		PIMCO Long-Term Credit Bond Fund		PIMCO Low Duration Credit Fund		PIMCO Low Duration Income Fund

Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

$10,058	$18,351	$72,574	$142,032	$5,317	$14,882	$96,692	$167,621
5,561	(11,851)	58,225	204,770	3,616	8,670	111,905	(157,026)
(1,631)	68,394	113,761	35,481	(2,995)	29,207	(97,160)	670,207

13,988	74,894	244,560	382,283	5,938	52,759	111,437	680,802

(4,067)	(6,511)	(82,892)	(277,514)	(4,105)	(12,655)	(35,276)	(47,908)
(5,336)	(9,623)	(2,958)	(11,730)	(406)	(819)	(47,176)	(65,476)
(95)	(44)	N/A	N/A	N/A	N/A	(1,539)	(1,159)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(1,114)	(2,510)	N/A	N/A	(1,042)	(1,656)	(22,989)	(34,131)
(81)	(272)	N/A	N/A	(128)	(425)	(2,291)	(4,193)
N/A	N/A	N/A	N/A	N/A	N/A	(48)	(3	)(b)

0	0	0	0	0	0	0	(10,469)
0	0	0	0	0	0	0	(14,862)
0	0	N/A	N/A	N/A	N/A	0	(271)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
0	0	N/A	N/A	0	0	0	(8,768)
0	0	N/A	N/A	0	0	0	(1,225)
N/A	N/A	N/A	N/A	N/A	N/A	0	(6	)(b)

(10,693)	(18,960)	(85,850)	(289,244)	(5,681)	(15,555)	(109,319)	(188,471)

114,130	122,790	(10,446)	13,301	59,242	7,909	2,750,814	1,474,062
0	0	0	0	0	2	0	0

117,425	178,724	148,264	106,340	59,499	45,115	2,752,932	1,966,393

471,838	293,114	3,617,039	3,510,699	296,979	251,864	7,401,056	5,434,663
$589,263	$471,838	$3,765,303	$3,617,039	$356,478	$296,979	$10,153,988	$7,401,056

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	37

Consolidated Statements of Changes in Net Assets

	PIMCO Preferred and Capital Securities Fund

(Amounts in thousands†)	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$32,987	$63,159
Net realized gain (loss)	31,006	(1,635)
Net change in unrealized appreciation (depreciation)	19,510	286,226

Net Increase (Decrease) in Net Assets Resulting from Operations	83,503	347,750

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(22,068)	(44,246)
I-2	(5,535)	(10,511)
I-3	(674)	(1,498)
Class A	(4,484)	(10,219)
Class C	(240)	(529)

Total Distributions(a)	(33,001)	(67,003)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	599,978	294,981

Total Increase (Decrease) in Net Assets	650,480	575,728

Net Assets:

Beginning of period	1,899,342	1,323,614
End of period	$2,549,822	$1,899,342

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

38	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Statement of Cash Flows

Six Months Ended September 30, 2021 (Unaudited)
(Amounts in thousands†)	PIMCO Long-Term Credit Bond Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$244,560

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,526,311)
Proceeds from sales of long-term securities	1,447,386
(Purchases) Proceeds from sales of short-term portfolio investments, net	52,527
(Increase) decrease in deposits with counterparty	12,553
(Increase) decrease in receivable for investments sold	(9,507)
(Increase) decrease in interest and/or dividends receivable	(2,114)
(Increase) decrease in dividends receivable from Affiliates	2
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	15,493
Proceeds from (Payments on) over the counter financial derivative instruments	11,340
Increase (decrease) in payable for investments purchased	(307,434)
Increase (decrease) in payable for unfunded loan commitments	(5,338)
Increase (decrease) in deposits from counterparty	1,288
Increase (decrease) in accrued investment advisory fees	93
Increase (decrease) in accrued supervisory and administrative fees	77
Proceeds from (Payments on) short sales transactions, net	1,511
Proceeds from (Payments on) foreign currency transactions	43
Increase (decrease) in other liabilities	4
Net Realized (Gain) Loss
Investments in securities	(27,239)
Investments in Affiliates	13
Exchange-traded or centrally cleared financial derivative instruments	(20,719)
Over the counter financial derivative instruments	(10,527)
Short sales	(16)
Foreign currency	263
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(119,873)
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	7,861
Over the counter financial derivative instruments	(1,419)
Foreign currency assets and liabilities	(325)
Net amortization (accretion) on investments	2,587

Net Cash Provided by (Used for) Operating Activities	(233,226)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	686,001
Payments on shares redeemed	(797,625)
Increase (decrease) in overdraft due to custodian	(69)
Cash distributions paid*	(3,358)
Proceeds from reverse repurchase agreements	7,770,449
Payments on reverse repurchase agreements	(7,419,222)
Proceeds from sale-buyback transactions	2,304,210
Payments on sale-buyback transactions	(2,306,436)

Net Cash Received from (Used for) Financing Activities	233,950

Net Increase (Decrease) in Cash and Foreign Currency	724

Cash and Foreign Currency:

Beginning of period	5,850
End of period	$6,574

* Reinvestment of distributions	$82,628

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$195
Non Cash Payment in Kind	$423

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	39

Schedule of Investments	PIMCO Credit Opportunities Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 21.5%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~	$1,400	$1,449

ACProducts, Inc.
4.750% (LIBOR03M + 4.250%) due 05/17/2028 ~	2,195	2,195

Advantage Sales & Marketing, Inc.
6.000% (LIBOR03M + 5.250%) due 10/28/2027 ~	993	999

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~	400	402

Allied Universal Holding Co.
4.250% (LIBOR03M + 3.750%) due 05/12/2028 ~	100	100

Altice France S.A.
3.814% (LIBOR03M + 3.688%) due 01/31/2026 ~	2,021	2,009

Arches Buyer, Inc.
3.750% (LIBOR03M + 3.250%) due 12/06/2027 ~	397	395

AT Home Group, Inc.
4.750% (LIBOR03M + 4.250%) due 07/24/2028 ~	100	100

Atlantic Aviation
TBD% due 07/13/2029	500	509

Atlantic Aviation LLC
TBD% due 09/22/2028	400	400

Avolon TLB Borrower (U.S.) LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2027 ~	596	596

AWAS Aviation Capital Ltd.
4.870% due 10/07/2021 «(g)	1,067	1,067

Bally’s Corp.
TBD% due 08/06/2028	2,150	2,153

Cablevision Lightpath LLC
3.750% (LIBOR03M + 3.250%) due 11/30/2027 ~	298	298

Caesars Resort Collection LLC
2.834% (LIBOR03M + 2.750%) due 12/23/2024 ~	995	991
3.583% (LIBOR03M + 3.500%) due 07/21/2025 ~	1,193	1,197

Calpine Corp.
2.590% (LIBOR03M + 2.500%) due 12/16/2027 ~	1,375	1,373

Camelot U.S. Acquisition Co.
3.084% (LIBOR03M + 3.000%) due 10/30/2026 ~	3,415	3,410

Carnival Corp.
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~	1,629	1,625

Chobani LLC
4.500% (LIBOR03M + 3.500%) due 10/20/2027 ~	891	895

Citadel Securities LP
2.584% (LIBOR03M + 2.500%) due 02/02/2028 ~	597	592

Clear Channel Outdoor Holdings, Inc.
3.629% (LIBOR03M + 3.500%) due 08/21/2026 ~	1,691	1,659

CommScope, Inc.
3.334% (LIBOR03M + 3.250%) due 04/06/2026 ~	3,934	3,920

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~	6,137	6,136

Coty, Inc.
2.333% (LIBOR03M + 2.250%) due 04/07/2025 ~	244	241

Crown Finance US, Inc.
7.132% (LIBOR03M + 7.000%) due 05/23/2024 ~	19	24

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dei Sales, Inc.
5.584% - 6.250% (LIBOR03M + 5.500%) due 04/23/2028 «~	$497	$493

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 07/22/2027 ~	300	301

DT Midstream, Inc.
2.500% (LIBOR03M + 2.000%) due 06/26/2028 ~	200	200

Dun & Bradstreet Corp.
3.336% (LIBOR03M + 3.250%) due 02/06/2026 ~	1,188	1,188

EW Scripps Co.
3.750% (LIBOR03M + 3.000%) due 01/07/2028 ~	87	87

Foundation Building Materials Holding Co LLC
3.750% (LIBOR03M + 3.250%) due 02/03/2028 ~	211	209

GIP Blue Holding
TBD% due 09/29/2028 «	1,300	1,303

Grinding Media, Inc.
TBD% due 09/22/2028 «	200	201

Hertz Corp.
4.000% (LIBOR03M + 3.500%) due 06/30/2028 ~	2,821	2,826

Hilton Grand Vacations Borrower LLC
3.500% (LIBOR03M + 3.000%) due 08/02/2028 ~	500	502

INEOS Styrolution US Holding LLC
3.250% (LIBOR03M + 2.750%) due 01/29/2026 ~	898	899

Ingram Micro, Inc.
4.000% (LIBOR03M + 3.500%) due 06/30/2028 ~	898	901

Instant Brands Holdings, Inc
5.750% (LIBOR03M + 5.000%) due 04/12/2028 «~	883	881

Intelsat Jackson Holdings S.A.
TBD% - 5.750% (LIBOR03M + 4.750%) due 10/13/2022 «~µ	2,567	2,548
8.000% (PRIME + 4.750%) due 11/27/2023 ~	3,800	3,852

IRB Holding Corp.
2.750% - 3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~	1,185	1,185
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~	596	597

Ivanti Software, Inc.
5.750% (LIBOR03M + 4.750%) due 12/01/2027 ~	1,592	1,599

Jazz Financing LUX SARL
4.000% (LIBOR03M + 3.500%) due 05/05/2028 ~	299	300

LBM Acquisition LLC
TBD% due 12/17/2027	250	248
4.500% (LIBOR03M + 3.750%) due 12/17/2027 ~	250	248

Medline Industries, Inc.
TBD% due 08/04/2022 «	4,070	4,019

Nielsen Consumer, Inc.
4.084% (LIBOR03M + 4.000%) due 03/06/2028 ~	249	250

Organon & Co.
3.500% (LIBOR03M + 3.000%) due 06/02/2028 ~	2,594	2,603

Ortho-Clinical Diagnostics S.A.
3.083% (LIBOR03M + 3.000%) due 06/30/2025 ~	2,426	2,427

Pactiv Evergreen Group
TBD% due 09/20/2028	100	100

Parexel International Corp.
TBD% due 08/11/2028	2,200	2,203
2.834% (LIBOR03M + 2.750%) due 09/27/2024 ~	3,466	3,464

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petco Health & Wellness Co.
4.000% (LIBOR03M + 3.250%) due 03/03/2028 ~		$299	$299

Phoenix Guarantor, Inc.
3.585% (LIBOR03M + 3.500%) due 03/05/2026 ~		100	99

PUG LLC
3.584% (LIBOR03M + 3.500%) due 02/12/2027 ~		1,197	1,173

Rackspace Hosting, Inc.
3.500% (LIBOR03M + 2.750%) due 02/15/2028 ~		1,197	1,189

RegionalCare Hospital Partners Holdings, Inc.
3.835% (LIBOR03M + 3.750%) due 11/16/2025 ~		2,550	2,549

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		1,200	1,278

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 «~		3,400	3,387

Standard Industries, Inc.
TBD% due 09/22/2028		200	200

Starfruit Finco B.V
2.832% (LIBOR03M + 2.750%) due 10/01/2025 ~		240	238
3.000% (EUR003M + 3.000%) due 10/01/2025 ~	EUR	189	217

Sylvamo Corp.
TBD% due 08/18/2028		$335	335

Tempo Acquisition LLC
3.500% (LIBOR03M + 3.000%) due 08/31/2028 ~		200	200

TransDigm, Inc.
2.334% (LIBOR03M + 2.250%) due 05/30/2025 ~		399	394
2.334% (LIBOR03M + 2.250%) due 12/09/2025 ~		1,089	1,077

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		1,592	1,607

USI, Inc.
3.132% (LIBOR03M + 3.000%) due 05/16/2024 ~		2,528	2,514
3.382% (LIBOR03M + 3.250%) due 12/02/2026 ~		493	490

Viad Corp.
5.500% (LIBOR03M + 5.000%) due 07/30/2028 «~		300	300

White Cap Buyer LLC
4.500% (LIBOR03M + 4.000%) due 10/19/2027 ~		2,184	2,191

Zayo Group Holdings, Inc.
3.084% (LIBOR03M + 3.000%) due 03/09/2027 ~		2,052	2,037

Zebra Buyer LLC
TBD% due 04/21/2028		200	201

Total Loan Participations and Assignments (Cost $91,310)			92,344

CORPORATE BONDS & NOTES 47.9%

BANKING & FINANCE 15.0%

Aircastle Ltd.
2.850% due 01/26/2028		200	203

American Assets Trust LP
3.375% due 02/01/2031		400	415

Aviation Capital Group LLC
3.500% due 11/01/2027		1,200	1,266

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	1,500	1,782

Banco BTG Pactual S.A.
2.750% due 01/11/2026		$300	292

40	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BGC Partners, Inc.
4.375% due 12/15/2025		$100	$108

Brandywine Operating Partnership LP
4.550% due 10/01/2029		300	336

Burford Capital Global Finance LLC
6.250% due 04/15/2028		500	531

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		1,300	1,374

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		600	677

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		1,600	1,625
3.219% due 01/09/2022		450	452
3.550% due 10/07/2022		1,100	1,123
3.625% due 06/17/2031		800	806
5.125% due 06/16/2025		900	979

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		2,400	2,419
6.500% due 10/01/2025		300	309

Freedom Mortgage Corp.
7.625% due 05/01/2026		400	408

Global Atlantic Fin Co.
3.125% due 06/15/2031		1,800	1,821
4.400% due 10/15/2029		200	220

Globalworth Real Estate Investments Ltd.
3.000% due 03/29/2025	EUR	1,400	1,741

GLP Capital LP
4.000% due 01/15/2030		$3,500	3,763

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		1,884	1,996

Host Hotels & Resorts LP
3.375% due 12/15/2029		300	309
3.500% due 09/15/2030		1,300	1,351

Howard Hughes Corp.
4.125% due 02/01/2029		500	501

HSBC Holdings PLC
4.600% due 12/17/2030 •(e)(f)		900	902
4.950% due 03/31/2030		200	238

Intesa Sanpaolo SpA
4.950% due 06/01/2042		1,200	1,245

Intrum AB
3.500% due 07/15/2026	EUR	1,300	1,542

Kaisa Group Holdings Ltd.
9.750% due 09/28/2023		$1,300	1,029
11.500% due 01/30/2023		800	675

LFS Topco LLC
5.875% due 10/15/2026		200	206

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	900	1,053

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		$2,300	2,452

Midcap Financial Issuer Trust
5.625% due 01/15/2030		200	198
6.500% due 05/01/2028		1,200	1,255

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	100	138
4.625% due 08/01/2029		$800	859

National Health Investors, Inc.
3.000% due 02/01/2031		100	97

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030		1,800	1,806

Natwest Group PLC
4.892% due 05/18/2029 •		500	583
5.076% due 01/27/2030 •		1,000	1,182

Park Intermediate Holdings LLC
4.875% due 05/15/2029		900	927

PennyMac Financial Services, Inc.
5.750% due 09/15/2031		900	900

Pinnacol Assurance
8.625% due 06/25/2034 «(g)		3,000	3,879

PRA Group, Inc.
7.375% due 09/01/2025		2,900	3,107

RLJ Lodging Trust LP
3.750% due 07/01/2026		750	755

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SBA Communications Corp.
3.125% due 02/01/2029		$1,000	$967

Seazen Group Ltd.
6.000% due 08/12/2024		1,500	1,460

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		600	611

Sitka Holdings LLC
5.250% due 07/06/2026 •		700	710

SLM Corp.
4.200% due 10/29/2025		1,000	1,073

Starwood Property Trust, Inc.
3.625% due 07/15/2026		500	504

UniCredit SpA
7.500% due 06/03/2026 •(e)(f)	EUR	1,000	1,368

UPC Broadband Finco BV
4.875% due 07/15/2031		$1,300	1,333

Weyerhaeuser Co.
7.375% due 03/15/2032		2,100	2,993

Yango Justice International Ltd.
5.300% due 01/11/2022		200	167
7.500% due 04/15/2024		1,000	784
9.250% due 04/15/2023		600	496

			64,301

INDUSTRIALS 29.4%

Adevinta ASA
2.625% due 11/15/2025	EUR	400	474

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		$1,700	1,774

Air Canada
3.875% due 08/15/2026		600	606

Altice Financing S.A.
5.750% due 08/15/2029		1,100	1,067

Altice France S.A.
2.125% due 02/15/2025	EUR	600	676
4.250% due 10/15/2029 (a)		1,300	1,490

Ambience Merger Sub, Inc.
7.125% due 07/15/2029		$100	99

American Airlines, Inc.
5.750% due 04/20/2029		200	216

American Builders & Contractors Supply Co., Inc.
3.875% due 11/15/2029		1,100	1,098

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		200	205

Atlantia SpA
1.875% due 07/13/2027	EUR	900	1,088

Bausch Health Cos., Inc.
4.875% due 06/01/2028		$500	519

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (b)		2,300	2,286

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	1,500	1,990

Boeing Co.
5.150% due 05/01/2030		$1,000	1,174
5.705% due 05/01/2040		1,100	1,400
5.805% due 05/01/2050		500	668
5.930% due 05/01/2060		500	684

Bombardier, Inc.
7.125% due 06/15/2026		1,000	1,051
7.500% due 12/01/2024		600	625

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028		450	462

British Airways Pass-Through Trust
4.250% due 05/15/2034		88	95

Broadcom, Inc.
3.187% due 11/15/2036		15	15
4.150% due 11/15/2030		285	316
4.300% due 11/15/2032		400	449

Caesars Entertainment, Inc.
6.250% due 07/01/2025		1,500	1,581

Caesars Resort Collection LLC
5.750% due 07/01/2025		200	211

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carnival Corp.
4.000% due 08/01/2028		$2,000	$2,022

CCO Holdings LLC
4.500% due 08/15/2030		100	103
4.500% due 05/01/2032		1,500	1,547
4.500% due 06/01/2033		1,000	1,019

CF Industries, Inc.
5.375% due 03/15/2044		300	381

Charter Communications Operating LLC
3.700% due 04/01/2051		400	390

Chobani LLC
4.625% due 11/15/2028		700	724

Cia de Minas Buenaventura SAA
5.500% due 07/23/2026		300	297

Community Health Systems, Inc.
4.750% due 02/15/2031		100	101
5.625% due 03/15/2027		100	105
6.625% due 02/15/2025		1,700	1,781

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)		2,041	565

CPUK Finance Ltd.
4.875% due 02/28/2047	GBP	1,100	1,498

Crocs, Inc.
4.125% due 08/15/2031		$1,600	1,614

CSN Resources S.A.
4.625% due 06/10/2031		900	890

DAE Funding LLC
1.550% due 08/01/2024		1,800	1,786

DaVita, Inc.
4.625% due 06/01/2030		1,700	1,751

Delta Air Lines, Inc.
4.500% due 10/20/2025		200	214

Diamond Sports Group LLC
5.375% due 08/15/2026		1,500	992
6.625% due 08/15/2027		1,200	527

DIRECTV Holdings LLC
5.875% due 08/15/2027		500	523

DT Midstream, Inc.
4.125% due 06/15/2029		600	609

Energizer Gamma Acquisition BV
3.500% due 06/30/2029	EUR	100	115

Esercizi Aeroportuali SEA SpA
3.500% due 10/09/2025 (i)		800	989

Expedia Group, Inc.
3.250% due 02/15/2030		$1,300	1,345
3.800% due 02/15/2028		1,700	1,846

Flourish Century
6.600% due 02/04/2022 «(g)		800	744

Fortune Star BVI Ltd.
6.850% due 07/02/2024		800	836

Fraport AG Frankfurt Airport Services Worldwide
2.125% due 07/09/2027	EUR	600	736

Global Medical Response, Inc.
6.500% due 10/01/2025		$1,785	1,847

HealthEquity, Inc.
4.500% due 10/01/2029 (a)		200	203

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		1,000	986
4.875% due 01/15/2030		200	215

Hyatt Hotels Corp.
4.375% due 09/15/2028		400	437

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	500	589

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026		600	703

Innophos Holdings, Inc.
9.375% due 02/15/2028		$400	433

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(c)		100	56

Jaguar Land Rover Automotive PLC
5.625% due 02/01/2023		1,400	1,405
5.875% due 11/15/2024	EUR	600	742

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	41

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

John Lewis PLC
4.250% due 12/18/2034	GBP	700	$986

Las Vegas Sands Corp.
3.900% due 08/08/2029		$400	408

LBM Acquisition LLC
6.250% due 01/15/2029		1,300	1,301

Live Nation Entertainment, Inc.
6.500% due 05/15/2027		1,600	1,762

Manitowoc Co., Inc.
9.000% due 04/01/2026		900	965

Marks & Spencer PLC
6.000% due 06/12/2025	GBP	800	1,205

Marriott International, Inc.
4.625% due 06/15/2030		$2,150	2,458

Marriott Ownership Resorts, Inc.
4.500% due 06/15/2029		1,350	1,369

Melco Resorts Finance Ltd.
5.250% due 04/26/2026		300	304

MGM China Holdings Ltd.
5.250% due 06/18/2025		1,900	1,918

Midas OpCo Holdings LLC
5.625% due 08/15/2029		900	932

NCL Corp. Ltd.
10.250% due 02/01/2026		1,150	1,322

Park River Holdings, Inc.
5.625% due 02/01/2029		2,250	2,183

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		500	518

PetSmart, Inc.
4.750% due 02/15/2028		250	257

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		1,000	1,074

Prosus NV
3.832% due 02/08/2051		700	638

Radiate Holdco LLC
4.500% due 09/15/2026		3,100	3,205

Resolute Forest Products, Inc.
4.875% due 03/01/2026		2,500	2,548

Rolls-Royce PLC
3.625% due 10/14/2025		300	304
4.625% due 02/16/2026	EUR	100	129
5.750% due 10/15/2027	GBP	1,100	1,651

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		$600	653
10.875% due 06/01/2023		400	449
11.500% due 06/01/2025		298	340

Sabre GLBL, Inc.
9.250% due 04/15/2025		1,400	1,620

Sands China Ltd.
3.800% due 01/08/2026		200	206
4.375% due 06/18/2030		900	941
5.125% due 08/08/2025		400	431
5.400% due 08/08/2028		3,700	4,091

Santos Finance Ltd.
3.649% due 04/29/2031		3,200	3,262

Sappi Papier Holding GmbH
3.125% due 04/15/2026 (i)	EUR	800	946
3.125% due 04/15/2026		478	565

Scripps Escrow, Inc.
3.875% due 01/15/2029		$200	201

Seagate HDD Cayman
5.750% due 12/01/2034		300	351

Sigma Holdco BV
5.750% due 05/15/2026	EUR	500	555

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		$100	102
4.600% due 06/15/2028		1,300	1,292
7.500% due 04/15/2025		2,500	2,650

Studio City Finance Ltd.
5.000% due 01/15/2029		1,600	1,478
6.000% due 07/15/2025		900	892

Syngenta Finance NV
5.182% due 04/24/2028		1,800	2,024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tencent Holdings Ltd.
2.390% due 06/03/2030		$250	$246
3.240% due 06/03/2050		200	189

Time Warner Entertainment Co. LP
8.375% due 07/15/2033		200	297

TopBuild Corp.
4.125% due 02/15/2032 (a)		300	304

TransDigm, Inc.
8.000% due 12/15/2025		900	961

Transocean Guardian Ltd.
5.875% due 01/15/2024		993	989

Travel + Leisure Co.
6.625% due 07/31/2026		400	456

Triumph Group, Inc.
8.875% due 06/01/2024		2,665	2,935

United Airlines Pass-Through Trust
5.875% due 04/15/2029		742	832

Viking Cruises Ltd.
13.000% due 05/15/2025		1,700	1,959

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		200	200

Vine Energy Holdings LLC
6.750% due 04/15/2029		1,000	1,081

Virgin Australia Holdings Pty. Ltd.
8.125% due 11/15/2024 ^(c)		900	72

Virgin Media Secured Finance PLC
4.125% due 08/15/2030	GBP	1,700	2,310

Vmed O2 UK Financing PLC
4.000% due 01/31/2029		400	544
4.750% due 07/15/2031		$600	614

White Cap Buyer LLC
6.875% due 10/15/2028		200	211

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (b)		2,000	2,068

Wynn Macau Ltd.
4.875% due 10/01/2024		200	195
5.125% due 12/15/2029		900	847
5.500% due 01/15/2026		300	291
5.500% due 10/01/2027		1,200	1,148
5.625% due 08/26/2028		1,200	1,144

			126,364

UTILITIES 3.5%

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030		200	199

Enable Midstream Partners LP
5.000% due 05/15/2044		1,100	1,208

Endeavor Energy Resources LP
5.750% due 01/30/2028		2,200	2,318

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029		1,500	1,474

IPALCO Enterprises, Inc.
4.250% due 05/01/2030		2,900	3,258

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		224	222

Pacific Gas & Electric Co.
2.500% due 02/01/2031		400	381
3.150% due 01/01/2026		1,100	1,137
3.500% due 06/15/2025 ^		100	105
4.550% due 07/01/2030		500	541

Petrobras Global Finance BV
5.093% due 01/15/2030		1,097	1,161
5.600% due 01/03/2031		450	489

ReNew Power Synthetic
6.670% due 03/12/2024		1,400	1,460

Rio Oil Finance Trust
8.200% due 04/06/2028		759	878

Sprint Corp.
7.125% due 06/15/2024		100	114
7.875% due 09/15/2023		200	224

			15,169

Total Corporate Bonds & Notes (Cost $203,699)			205,834

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.4%

Freddie Mac
6.157% due 11/25/2055 «~	$374	$230

Ginnie Mae, TBA
2.000% due 12/01/2051	500	505
2.500% due 11/01/2051	1,000	1,031

Total U.S. Government Agencies (Cost $1,789)		1,766

U.S. TREASURY OBLIGATIONS 1.1%

U.S. Treasury Bonds
1.875% due 02/15/2041 (k)	4,800	4,697

U.S. Treasury Notes
1.625% due 05/15/2031	164	166

Total U.S. Treasury Obligations (Cost $4,642)		4,863

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.2%

American Home Mortgage Investment Trust
1.905% due 11/25/2045 ^•	42	26

Banc of America Funding Trust
2.829% due 09/20/2047 ^~	389	346
7.000% due 10/25/2037 ^	162	134

Banc of America Mortgage Trust
2.758% due 10/25/2035 ~	625	624

BCAP LLC Trust
0.526% due 05/25/2047 ^•	161	170
6.000% due 07/26/2037 ~	342	345

Bear Stearns ALT-A Trust
2.901% due 04/25/2037 ~	371	319

Chase Mortgage Finance Trust
2.817% due 09/25/2036 ^~	78	72

Citigroup Mortgage Loan Trust
6.000% due 11/25/2036	40	42

Countrywide Alternative Loan Trust
0.277% due 09/20/2046 •	154	142
0.386% due 06/25/2035 ^•	347	261
0.466% due 07/25/2046 ^•	136	130
0.466% due 09/25/2046 ^•	355	350
0.486% due 04/25/2035 ^•	341	287
0.706% due 11/25/2035 •	123	121
1.386% due 10/25/2035 ^•	177	136
5.750% due 07/25/2035 ^	106	87
6.000% due 08/25/2036 ^•	252	201
6.000% due 05/25/2037 ^	674	435

Countrywide Home Loan Mortgage Pass-Through Trust
2.628% due 09/25/2037 ^~	162	161
5.750% due 07/25/2037 ^	102	74
6.000% due 10/25/2034	5	6

Credit Suisse Mortgage Capital Certificates
2.453% due 12/29/2037 ~	5,027	3,924

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036	699	521

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.186% due 08/25/2037 ^•	296	249
0.236% due 02/25/2047 •	2,042	1,504

First Horizon Alternative Mortgage Securities Trust
2.808% due 08/25/2035 ^~	99	94
6.000% due 05/25/2036 ^	7	5

Impac Secured Assets Trust
0.386% due 11/25/2036 •	320	308

IndyMac Mortgage Loan Trust
0.336% due 02/25/2037 •	285	229
2.801% due 11/25/2035 ^~	307	302
3.077% due 05/25/2037 ^~	139	132
6.250% due 11/25/2037 ^	276	176

MASTR Adjustable Rate Mortgages Trust
4.829% due 11/25/2034 ~	106	108

Merrill Lynch Alternative Note Asset Trust
0.306% due 03/25/2037 •	2,015	740

Morgan Stanley Mortgage Loan Trust
2.828% due 11/25/2037 ~	314	270

Residential Accredit Loans, Inc. Trust
0.436% due 08/25/2035 ^•	505	428

42	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.994% due 07/25/2035 ~	$26	$25
3.247% due 12/26/2034 ^~	255	134
4.255% due 09/25/2035 ^~	4	3

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	18	17

WaMu Mortgage Pass-Through Certificates Trust
1.513% due 07/25/2047 ^•	78	74
2.762% due 12/25/2036 ^~	120	119

Total Non-Agency Mortgage-Backed Securities (Cost $13,116)		13,831

ASSET-BACKED SECURITIES 4.7%

ACE Securities Corp. Home Equity Loan Trust
0.911% due 12/25/2045 ^•	679	600

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.546% due 01/25/2036 •	479	468

Asset-Backed Funding Certificates Trust
1.086% due 06/25/2037 •	342	324
1.136% due 03/25/2034 ^•	562	558

Bear Stearns Asset-Backed Securities Trust
0.426% due 05/25/2036 ^•	225	224
0.436% due 12/25/2035 ^•	305	182
1.886% due 07/25/2034 •	195	201

Citigroup Mortgage Loan Trust
0.246% due 12/25/2036 •	1,103	747

GSAMP Trust
0.206% due 12/25/2036 •	472	294
0.316% due 12/25/2046 •	410	286

HSI Asset Securitization Corp. Trust
0.866% due 11/25/2035 •	1,042	1,040

Lehman XS Trust
0.396% due 03/25/2037 •	957	852

MASTR Asset-Backed Securities Trust
0.306% due 08/25/2036 •	562	292
0.386% due 08/25/2036 •	1,272	667

Morgan Stanley ABS Capital, Inc. Trust
0.216% due 01/25/2037 •	3,804	2,029
0.226% due 10/25/2036 •	720	429
0.236% due 10/25/2036 •	1,827	1,193
0.236% due 12/25/2036 •	106	71
0.316% due 09/25/2036 •	783	461
0.386% due 06/25/2036 •	183	168

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^þ	1,159	585

New Century Home Equity Loan Trust
3.086% due 01/25/2033 ^•	78	74

People’s Financial Realty Mortgage Securities Trust
0.226% due 09/25/2036 •	3,757	1,401

Renaissance Home Equity Loan Trust
5.879% due 06/25/2037 ^þ	2,099	892

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Mortgage Products Trust
0.546% due 12/25/2035 •		$1,247	$1,152

Residential Asset Securities Corp. Trust
0.966% due 08/25/2034 •		245	241

Securitized Asset-Backed Receivables LLC Trust
0.586% due 03/25/2036 •		1,358	1,106
0.586% due 05/25/2036 •		877	607

SG Mortgage Securities Trust
0.446% due 02/25/2036 •		1,112	740

Structured Asset Investment Loan Trust
1.211% due 01/25/2035 •		1,024	995
1.466% due 04/25/2033 •		35	36
1.661% due 01/25/2035 •		1,102	927
1.811% due 01/25/2035 ^•		796	231

Total Asset-Backed Securities (Cost $18,009)			20,073

SOVEREIGN ISSUES 1.5%

Argentina Government International Bond
0.500% due 07/09/2030 þ		233	78
1.000% due 07/09/2029		29	11
1.125% due 07/09/2035 þ		153	48
2.500% due 07/09/2041 þ		1,800	661
36.162% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	180	1

Australia Government International Bond
1.000% due 11/21/2031	AUD	900	621

Autonomous City of Buenos Aires
39.149% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	1,290	7

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,200	292
6.350% due 08/12/2028		9,600	2,398
6.950% due 08/12/2031		3,300	828

Perusahaan Penerbit SBSN Indonesia
3.800% due 06/23/2050		$200	204

Russia Government International Bond
7.650% due 04/10/2030	RUB	54,400	770
8.500% due 09/17/2031		39,100	587

Total Sovereign Issues (Cost $8,282)			6,506

		SHARES
COMMON STOCKS 0.1%

FINANCIALS 0.1%

Stearns Holdings LLC ‘B’ «(d)(g)		304,919	422

Total Common Stocks (Cost $536)			422

	SHARES	MARKET VALUE (000S)
WARRANTS 0.1%

FINANCIALS 0.1%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «	1,461	$177

INDUSTRIALS 0.0%

Cineworld Group PLC - Exp. 11/23/2025 «(g)	5,979	3

UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024	34,977	6

Total Warrants (Cost $284)		186

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (h) 0.5%
		1,913

Total Short-Term Instruments (Cost $1,911)		1,913

Total Investments in Securities (Cost $343,580)		347,738

INVESTMENTS IN AFFILIATES 21.3%

SHORT-TERM INSTRUMENTS 21.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 21.3%

PIMCO Short-Term Floating NAV Portfolio III	9,280,344	91,523

Total Short-Term Instruments (Cost $91,398)		91,523

Total Investments in Affiliates (Cost $91,398)		91,523

Total Investments 102.3% (Cost $434,978)		$439,261

Financial Derivative Instruments (j)(l) 0.1% (Cost or Premiums, net $(418))		350

Other Assets and Liabilities, net (2.4)%		(10,212)

Net Assets 100.0%		$429,399

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	43

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd. 4.870% due 10/07/2021	10/02/2014	$ 1,067	$1,067	0.25%
Cineworld Group PLC - Exp. 11/23/2025	12/21/2020 - 11/23/2025	0	3	0.00
Flourish Century 6.600% due 02/04/2022	08/25/2021	780	744	0.17
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	3,000	3,879	0.90
Stearns Holdings LLC ‘B’	03/15/2021	536	422	0.10

		$ 5,383	$6,115	1.42%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	09/30/2021	10/01/2021	$316	U.S. Treasury Notes 0.125% due 12/31/2022	$(322)	$316	$316
SBI	(0.100)	03/19/2020	03/17/2022	1,597	Deere & Co. 3.900% due 06/09/2042	(1,567)	1,597	1,595

Total Repurchase Agreements						$(1,889)	$1,913	$1,911

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	(1.500)%	06/10/2021	TBD	(3)	EUR (436)	$(503)
JML	(2.000)	04/28/2021	TBD	(3)	(806)	(925)

Total Reverse Repurchase Agreements						$(1,428)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
Corporate Bonds & Notes (0.4)%
Industrials (0.4)%
Deere & Co.	3.900%	06/09/2042	$1,300	$(1,433)	$(1,563)

Total Short Sales (0.4)%				$(1,433)	$(1,563)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BRC	$0	$(503)	$0	$0	$(503)	$495	$(8)
FICC	316	0	0	0	316	(322)	(6)
JML	0	(925)	0	0	(925)	946	21
SBI	1,595	0	0	0	1,595	(1,567)	28

Master Securities Forward Transaction Agreement
FOB	0	0	0	(1,563)	(1,563)	0	(1,563)

Total Borrowings and Other Financing Transactions	$1,911	$(1,428)	$0	$(1,563)

44	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,428)	$(1,428)

Total Borrowings	$0	$0	$0	$(1,428)	$(1,428)

Payable for reverse repurchase agreements					$(1,428)

(i)	Securities with an aggregate market value of $1,441 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(1,614) at a weighted average interest rate of (1.695%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $16 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2021	1	$(197)	$3	$1	$0
U.S. Treasury 2-Year Note December Futures	12/2021	185	(40,710)	21	0	(7)
U.S. Treasury 10-Year Note December Futures	12/2021	154	(20,268)	285	0	(22)
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2021	65	(9,441)	216	0	(11)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	8	(1,529)	67	1	0

Total Futures Contracts				$592	$2	$(40)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Anheuser-Busch InBev	(1.000)%	Quarterly	12/20/2023	0.336%	EUR 3,300	$(69)	$11	$(58)	$0	$(1)
AutoZone, Inc.	(1.000)	Quarterly	06/20/2024	0.194	$ 4,400	(118)	19	(99)	2	0
ConocoPhillips	(1.000)	Quarterly	12/20/2024	0.299	300	0	(7)	(7)	0	0
Johnson Controls International PLC	(1.000)	Quarterly	12/20/2024	0.191	4,200	(153)	42	(111)	0	0
Kohl’s Corp.	(1.000)	Quarterly	12/20/2023	0.582	1,000	28	(38)	(10)	1	0
L Brands, Inc.	(1.000)	Quarterly	12/20/2023	0.563	1,050	81	(92)	(11)	1	0
Lowe’s Cos., Inc.	(1.000)	Quarterly	12/20/2023	0.136	1,900	(46)	9	(37)	0	0
Tyson Foods, Inc.	(1.000)	Quarterly	06/20/2024	0.254	4,400	(129)	38	(91)	2	0

						$(406)	$(18)	$(424)	$6	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2024	0.396%	$	6,000	$98	$21	$119	$0	$(2)
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.550		2,800	54	5	59	0	(2)
Bombardier, Inc.	5.000	Quarterly	12/20/2021	0.767		1,100	27	(15)	12	0	0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	2.478		400	(12)	44	32	0	0
DISH DBS Corp.	5.000	Quarterly	12/20/2022	1.081		400	23	(3)	20	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.297		200	3	1	4	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.589	EUR	450	(81)	70	(11)	0	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.716		600	(54)	34	(20)	1	0
Toll Brothers Finance Corp.	1.000	Quarterly	06/20/2026	1.093	$	3,100	(28)	16	(12)	0	(9)

							$30	$173	$203	$1	$(13)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	45

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-33 5-Year Index	(1.000)%	Quarterly	12/20/2024	$2,900	$27	$(83)	$(56)	$0	$0
CDX.IG-36 10-Year Index	(1.000)	Quarterly	06/20/2031	6,100	(48)	(18)	(66)	3	0

					$(21)	$(101)	$(122)	$3	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	03/16/2027	GBP	8,600	$(42)	$(149)	$(191)	$0	$(18)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2032		1,500	(12)	57	45	7	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		2,200	(39)	235	196	33	0
Pay	1-Year BRL-CDI	6.789	Maturity	01/02/2023	BRL	78,900	(11)	(270)	(281)	0	(11)
Pay	1-Year BRL-CDI	7.900	Maturity	01/02/2024		11,400	0	(60)	(60)	0	(3)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025	CAD	2,000	0	(3)	(3)	0	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		1,300	(5)	14	9	0	(1)
Pay	3-Month CAD-Bank Bill	1.963	Semi-Annual	04/22/2031		3,700	0	27	27	0	(2)
Receive	3-Month USD-LIBOR	1.943	Semi-Annual	06/15/2051	$	700	(5)	(14)	(19)	0	(2)
Receive	3-Month USD-LIBOR	1.935	Semi-Annual	06/22/2051		300	(2)	(5)	(7)	0	(1)
Receive	3-Month USD-LIBOR	1.968	Semi-Annual	06/23/2051		300	(2)	(8)	(10)	0	(1)
Receive	3-Month USD-LIBOR	1.888	Semi-Annual	07/06/2051		400	(2)	(3)	(5)	0	(1)
Pay	3-Month ZAR-JIBAR	5.025	Quarterly	12/04/2025	ZAR	51,600	7	(118)	(111)	1	0
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	12/17/2025		20,300	0	(54)	(54)	0	0
Pay	3-Month ZAR-JIBAR	4.850	Quarterly	01/07/2026		1,500	0	(4)	(4)	0	0
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	01/11/2026		18,600	0	(49)	(49)	0	0
Pay	3-Month ZAR-JIBAR	5.680	Quarterly	06/08/2026		6,600	0	(7)	(7)	0	0
Pay	3-Month ZAR-JIBAR	5.723	Quarterly	06/08/2026		5,600	0	(5)	(5)	0	0
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032	EUR	5,300	(102)	88	(14)	1	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	292,500	(7)	(34)	(41)	0	(1)
Pay	28-Day MXN-TIIE	5.140	Lunar	03/24/2023	MXN	19,800	0	(14)	(14)	1	0
Pay	28-Day MXN-TIIE	5.345	Lunar	06/13/2023		42,100	0	(30)	(30)	1	0
Pay	28-Day MXN-TIIE	5.400	Lunar	03/05/2026		77,200	3	(235)	(232)	4	0
Pay	28-Day MXN-TIIE	5.925	Lunar	05/05/2026		24,540	(1)	(51)	(52)	1	0
Pay	28-Day MXN-TIIE	6.113	Lunar	05/11/2026		12,660	0	(22)	(22)	1	0

							$(220)	$(714)	$(934)	$50	$(41)

Total Swap Agreements							$(617)	$(660)	$(1,277)	$60	$(55)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2	$60	$62	$0	$(40)	$(55)	$(95)

(k)

Securities with an aggregate market value of $2,446 and cash of $7,761 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

46	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021	MXN	13,843		$675	$6	$0
	10/2021		$10,655	GBP	7,880	0	(38)
	11/2021	GBP	7,880		$10,655	37	0
	11/2021		$147	PLN	558	0	(6)
	12/2021		169	HKD	1,311	0	0
	12/2021		671	MXN	13,843	0	(6)
	12/2021		44	ZAR	632	0	(3)
	02/2022		177	PLN	677	0	(7)

BPS	10/2021	AUD	719		$528	8	0
	11/2021		$124	MXN	2,496	0	(3)
	12/2021		11	HKD	83	0	0
	12/2021		70	ZAR	1,009	0	(4)

CBK	10/2021		3,175	EUR	2,705	0	(41)
	10/2021		180	MXN	3,687	0	(2)
	10/2021		3	PEN	10	0	0
	11/2021	RUB	4,917		$67	0	(1)
	12/2021		$91	ZAR	1,318	0	(4)
	01/2022	PEN	14,699		$3,565	28	0
	02/2022		$136	PLN	520	0	(5)

GLM	10/2021	BRL	9,502		$1,774	30	0
	10/2021	RUB	1,370		18	0	(1)
	10/2021		$1,747	BRL	9,502	0	(2)
	10/2021		684	MXN	13,843	0	(15)
	11/2021		1,766	BRL	9,502	0	(29)
	12/2021		117	IDR	1,687,874	0	0
	12/2021		70	ZAR	1,015	0	(4)

HUS	11/2021		765	COP	2,950,726	8	0
	12/2021	PEN	3,241		$876	94	0
	12/2021		$34	IDR	496,098	0	0
	12/2021		92	ZAR	1,329	0	(5)

JPM	11/2021		102	IDR	1,472,248	0	0

MYI	10/2021	BRL	9,502		$1,747	2	0
	10/2021		$1,804	BRL	9,502	0	(59)
	10/2021		644	CLP	508,116	0	(18)
	11/2021		34	IDR	481,941	0	0
	11/2021		276	PLN	1,050	0	(12)

SCX	10/2021	EUR	11,258		$13,298	257	0
	10/2021	GBP	7,880		10,799	181	0
	10/2021	RUB	8,462		113	0	(4)
	10/2021		$3,324	JPY	365,121	0	(44)
	11/2021	EUR	8,553		$9,918	5	0
	11/2021		$3,273	JPY	365,121	8	0
	12/2021		71	IDR	1,024,067	0	0
	12/2021		818	INR	61,409	3	0
	12/2021		109	ZAR	1,562	0	(7)

TOR	12/2021		36	IDR	513,194	0	0

UAG	12/2021		119	ZAR	1,723	0	(5)

Total Forward Foreign Currency Contracts						$667	$(325)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	47

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Put - OTC CDX.IG-36 5-Year Index	Buy	0.650%	10/20/2021	244,800	$226	$36

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.060%	10/25/2023	4,300	$245	$337

BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	790	90	160

JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	520	58	106

							$393	$603

Total Purchased Options							$619	$639

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000%	10/20/2021	100	$0	$0
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	300	(1)	(2)

BPS	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	1,300	(1)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	11/17/2021	100	(1)	0

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	1,400	(2)	(2)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	10/20/2021	400	(2)	0
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	100	0	0
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	11/17/2021	100	(1)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	3.750	01/19/2022	400	(2)	(3)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	2,580	(3)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	700	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	1,100	(1)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.750	01/19/2022	700	(1)	(1)

CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	300	(1)	0

DUB	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	300	(1)	(2)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	100	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	1,400	(2)	0

GST	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	200	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	10/20/2021	600	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	500	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	1,200	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	11/17/2021	700	(1)	0

JPM	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	700	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	700	(1)	(1)

MYC	Call - OTC CDX.IG-36 5-Year Index	Buy	0.450	10/20/2021	244,800	(98)	(36)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	244,800	(116)	(15)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	1,000	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	1,400	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	700	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	1,000	(1)	(1)

						$(245)	$(66)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC EUR versus CHF	CHF	1.067	12/01/2021	208	$(1)	$(1)
	Call - OTC EUR versus CHF		1.100	12/01/2021	208	(1)	0

UAG	Put - OTC EUR versus CHF		1.070	10/29/2021	798	(3)	(1)
	Call - OTC EUR versus CHF		1.098	10/29/2021	798	(2)	(1)

						$(7)	$(3)

48	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	10/25/2023	21,500	$(246)	$(322)

BPS	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200	10/01/2021	700	(2)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	10/01/2021	700	(2)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.195	10/04/2021	500	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.495	10/04/2021	500	(1)	(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	2,390	(89)	(165)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.228	10/04/2021	600	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.528	10/04/2021	600	(1)	(2)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.569	10/18/2021	500	(3)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.869	10/18/2021	500	(3)	(7)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.635	10/27/2021	500	(4)	(2)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.935	10/27/2021	500	(4)	(6)

JPM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	1,560	(56)	(108)

MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.490	10/20/2021	500	(4)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.790	10/20/2021	500	(4)	(13)

							$(421)	$(632)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	$103.906	10/07/2021	100	$0	$0

Total Written Options					$(673)	$(701)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
CBK	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	0.416%	$	5,700	$64	$(140)	$0	$(76)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2026	1.901%	$	900	$(32)	$(4)	$0	$(36)

BRC	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.567		200	0	3	3	0
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	4.804		200	(4)	(18)	0	(22)
	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.281		600	2	12	14	0

FBF	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.281		1,500	3	32	35	0

GST	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.368		200	3	1	4	0

NGF	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.567		200	0	3	3	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.609		200	0	3	3	0

								$(28)	$32	$62	$(58)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BPS	CDX.HY-31 5-Year Index 25-35%	5.000%	Quarterly	12/20/2023	$100	$11	$(1)	$10	$0

CBK	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	200	21	(1)	20	0

GST	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	100	14	(8)	6	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	400	47	(7)	40	0

JPM	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	900	112	(23)	89	0

MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	100	12	(2)	10	0

						$217	$(42)	$175	$0

Total Swap Agreements						$253	$(150)	$237	$(134)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	49

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$43	$337	$0	$380	$(60)	$(324)	$(36)	$(420)	$(40)	$0	$(40)
BPS	8	160	10	178	(7)	(173)	0	(180)	(2)	0	(2)
BRC	0	0	17	17	0	(7)	(22)	(29)	(12)	0	(12)
CBK	28	0	20	48	(53)	(1)	(76)	(130)	(82)	0	(82)
DUB	0	0	0	0	0	(2)	0	(2)	(2)	(20)	(22)
FBF	0	0	35	35	0	0	0	0	35	0	35
GLM	30	0	0	30	(51)	(17)	0	(68)	(38)	0	(38)
GST	0	0	50	50	0	0	0	0	50	0	50
HUS	102	0	0	102	(5)	0	0	(5)	97	0	97
JPM	0	106	89	195	0	(109)	0	(109)	86	0	86
MYC	0	36	10	46	0	(66)	0	(66)	(20)	0	(20)
MYI	2	0	0	2	(89)	0	0	(89)	(87)	0	(87)
NGF	0	0	6	6	0	0	0	0	6	0	6
SCX	454	0	0	454	(55)	0	0	(55)	399	(360)	39
UAG	0	0	0	0	(5)	(2)	0	(7)	(7)	0	(7)

Total Over the Counter	$667	$639	$237	$1,543	$(325)	$(701)	$(134)	$(1,160)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	10	0	0	50	60

	$0	$10	$0	$0	$52	$62

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$667	$0	$667
Purchased Options	0	36	0	0	603	639
Swap Agreements	0	237	0	0	0	237

	$0	$273	$0	$667	$603	$1,543

	$0	$283	$0	$667	$655	$1,605

50	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$40	$40
Swap Agreements	0	14	0	0	41	55

	$0	$14	$0	$0	$81	$95

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$325	$0	$325
Written Options	0	66	0	3	632	701
Swap Agreements	0	134	0	0	0	134

	$0	$200	$0	$328	$632	$1,160

	$0	$214	$0	$328	$713	$1,255

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	(650)	(650)
Swap Agreements	0	560	0	0	131	691

	$0	$560	$0	$0	$(518)	$42

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,155	$0	$1,155
Purchased Options	0	(273)	0	0	(2)	(275)
Written Options	0	331	0	19	315	665
Swap Agreements	0	33	0	0	(1)	32

	$0	$91	$0	$1,174	$312	$1,577

	$0	$651	$0	$1,174	$(206)	$1,619

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(397)	$(397)
Swap Agreements	0	(17)	0	0	(815)	(832)

	$0	$(17)	$0	$0	$(1,212)	$(1,229)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(472)	$0	$(472)
Purchased Options	0	66	0	0	67	133
Written Options	0	(75)	0	(3)	(39)	(117)
Swap Agreements	0	(58)	0	0	0	(58)

	$0	$(67)	$0	$(475)	$28	$(514)

	$0	$(84)	$0	$(475)	$(1,184)	$(1,743)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	51

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$77,810	$14,534	$92,344
Corporate Bonds & Notes
Banking & Finance	0	60,422	3,879	64,301
Industrials	0	125,620	744	126,364
Utilities	0	15,169	0	15,169
U.S. Government Agencies	0	1,536	230	1,766
U.S. Treasury Obligations	0	4,863	0	4,863
Non-Agency Mortgage-Backed Securities	0	13,831	0	13,831
Asset-Backed Securities	0	20,073	0	20,073
Sovereign Issues	0	6,506	0	6,506
Common Stocks
Financials	0	0	422	422
Warrants
Financials	0	0	177	177
Industrials	0	0	3	3
Utilities	6	0	0	6
Short-Term Instruments
Repurchase Agreements	0	1,913	0	1,913

	$6	$327,743	$19,989	$347,738

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$91,523	$0	$0	$91,523

Total Investments	$91,529	$327,743	$19,989	$439,261

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(1,563)	$0	$(1,563)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1	61	0	62
Over the counter	0	1,543	0	1,543

	$1	$1,604	$0	$1,605

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(95)	0	(95)
Over the counter	0	(1,160)	0	(1,160)

	$0	$(1,255)	$0	$(1,255)

Total Financial Derivative Instruments	$1	$349	$0	$350

Totals	$91,530	$326,529	$19,989	$438,048

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,152	$10,515	$(549)	$1	$4	$24	$3,387	$0	$14,534	$25
Corporate Bonds & Notes
Banking & Finance	3,645	0	0	0	0	234	0	0	3,879	234
Industrials	0	775	0	5	0	(36)	0	0	744	(36)
U.S. Government Agencies	231	0	(3)	0	1	1	0	0	230	0
Common Stocks
Financials	1,354	0	(902)	0	0	(30)	0	0	422	(932)
Warrants
Financials	0	192	0	0	0	(15)	0	0	177	(15)
Industrials	6	0	0	0	0	(3)	0	0	3	(3)

Totals	$6,388	$11,482	$(1,454)	$6	$5	$175	$3,387	$0	$19,989	$(727)

52	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs		Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$7,634	Proxy Pricing	Base Price	%	99.000-100.000	99.223
	6,900	Third Party Vendor	Broker Quote		99.250-100.375	99.783
Corporate Bonds & Notes
Banking & Finance	3,879	Discounted Cash Flow	Discount Rate		4.630	—
Industrials	744	Proxy Pricing	Base Price		93.000	—
U.S. Government Agencies	230	Proxy Pricing	Base Price		61.550	—
Common Stocks
Financials	422	Other Valuation Techniques(2)	—		—	—
Warrants
Financials	177	Other Valuation Techniques(2)	—		—	—
Industrials	3	Other Valuation Techniques(2)	—		—	—

Total	$19,989

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	53

Schedule of Investments	PIMCO Diversified Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.1%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$4,750	$4,917

Academy Ltd.
4.500% (LIBOR03M + 3.750%) due 11/05/2027 ~		373	374

Adient US LLC
3.584% (LIBOR03M + 3.500%) due 04/08/2028 ~		1,496	1,498

Advantage Sales & Marketing, Inc.
6.000% (LIBOR03M + 5.250%) due 10/28/2027 ~		993	999

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~		1,900	1,911

Allied Universal Holding Co.
4.250% (LIBOR03M + 3.750%) due 05/12/2028 ~		1,350	1,353

Altice France S.A.
3.814% (LIBOR03M + 3.688%) due 01/31/2026 ~		3,002	2,983
4.125% (LIBOR03M + 4.000%) due 08/14/2026 ~		5,913	5,907

American Builders & Contractors Supply Co., Inc.
2.084% (LIBOR03M + 2.000%) due 01/15/2027 ~		1,078	1,072

AP Core Holdings, LLC
6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		2,600	2,611

APi Group DE, Inc.
2.584% (LIBOR03M + 2.500%) due 10/01/2026 ~		380	378

Arches Buyer, Inc.
3.750% (LIBOR03M + 3.250%) due 12/06/2027 ~		3,474	3,460

Asplundh Tree Expert LLC
1.834% (LIBOR03M + 1.750%) due 09/07/2027 ~		2,396	2,389

Asurion LLC
3.084% (LIBOR03M + 3.000%) due 11/03/2024 ~		223	220

Avolon TLB Borrower (U.S.) LLC
2.250% (LIBOR03M + 1.500%) due 02/12/2027 ~		99	98

B.C. Unlimited Liability Co.
1.837% (LIBOR03M + 1.750%) due 11/19/2026 ~		88	87

Bally’s Corp.
TBD% due 08/06/2028		1,075	1,076

Bausch Health Cos., Inc.
2.834% (LIBOR03M + 2.750%) due 11/27/2025 ~		20	20
3.084% (LIBOR03M + 3.000%) due 06/02/2025 ~		1,469	1,469

BCPE Empire Holdings, Inc.
2.000% due 06/11/2026 µ		682	681
4.500% (LIBOR03M + 4.000%) due 06/11/2026 ~		1,318	1,314

Boels Topholding BV
3.250% (EUR003M + 3.250%) due 02/06/2027 ~	EUR	3,000	3,472

Caesars Resort Collection LLC
2.834% (LIBOR03M + 2.750%) due 12/23/2024 ~		$4,933	4,910
3.583% (LIBOR03M + 3.500%) due 07/21/2025 ~		3,548	3,557

Carnival Corp.
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~		990	987

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~		8,512	8,571

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CenturyLink, Inc.
2.334% (LIBOR03M + 2.250%) due 03/15/2027 ~		$3,673	$3,637

Charter Communications Operating LLC
1.840% (LIBOR03M + 1.750%) due 02/01/2027 ~		12,286	12,222

Chobani LLC
4.500% (LIBOR03M + 3.500%) due 10/20/2027 ~		495	497

Clear Channel Outdoor Holdings, Inc.
3.629% (LIBOR03M + 3.500%) due 08/21/2026 ~		982	964

CommScope, Inc.
3.334% (LIBOR03M + 3.250%) due 04/06/2026 ~		887	884

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~		682	681

Cromwell EREIT Lux Finco S.a.r.l.
TBD% due 11/21/2024 «	EUR	2,700	3,088

CSC Holdings LLC
2.584% (LIBOR03M + 2.500%) due 04/15/2027 ~		$195	193

Dei Sales, Inc.
5.584% - 6.250% (LIBOR03M + 5.500%) due 04/23/2028 «~		2,559	2,540

Dell International LLC
2.000% (LIBOR03M + 1.750%) due 09/19/2025 ~		63	63

Delos Finance S.a.r.l.
1.882% (LIBOR03M + 1.750%) due 10/06/2023 ~		140	140

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 07/22/2027 ~		2,300	2,305

DT Midstream, Inc.
2.500% (LIBOR03M + 2.000%) due 06/26/2028 ~		4,190	4,192

Dun & Bradstreet Corp.
3.336% (LIBOR03M + 3.250%) due 02/06/2026 ~		197	197

Endure Digital, Inc.
4.250% (LIBOR03M + 3.500%) due 02/10/2028 ~		3,300	3,286

Envision Healthcare Corp.
3.834% (LIBOR03M + 3.750%) due 10/10/2025 ~		3,157	2,817

Forest City Enterprises LP
3.584% (LIBOR03M + 3.500%) due 12/08/2025 ~		231	229

Foundation Building Materials Holding Co LLC
3.750% (LIBOR03M + 3.250%) due 02/03/2028 ~		998	992

Frontier Communications Corp.
4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~		1,995	1,997

Gates Global LLC
3.250% (LIBOR03M + 2.500%) due 03/31/2027 ~		1,560	1,560

GIP Blue Holding
TBD% due 09/29/2028 «		9,275	9,298

Global Medical Response, Inc.
5.250% (LIBOR03M + 4.250%) due 03/14/2025 ~		289	290

Golden Entertainment, Inc.
3.750% (LIBOR03M + 3.000%) due 10/21/2024 ~		338	337

Graham Packaging Co., Inc.
3.750% (LIBOR03M + 3.000%) due 08/04/2027 ~		2,281	2,282

Hertz Corp.
4.000% (LIBOR03M + 3.500%) due 06/30/2028 ~		1,571	1,573

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton Grand Vacations Borrower LLC
3.500% (LIBOR03M + 3.000%) due 08/02/2028 ~		$2,075	$2,082

Hilton Worldwide Finance LLC
1.836% (LIBOR03M + 1.750%) due 06/22/2026 ~		2,639	2,620

Illuminate Buyer LLC
3.584% (LIBOR03M + 3.500%) due 06/30/2027 ~		624	624

INEOS Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	4,837	5,585

Instant Brands Holdings, Inc
5.750% (LIBOR03M + 5.000%) due 04/12/2028 «~		$981	979

Intelsat Jackson Holdings S.A.
3.600% - 5.750% (LIBOR03M + 4.750%) due 10/13/2022 «~µ		3,144	3,120
8.000% (PRIME + 4.750%) due 11/27/2023 ~		3,971	4,026

IRB Holding Corp.
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~		2,729	2,738

Iridium Satellite LLC
3.250% (LIBOR03M + 2.500%) due 11/04/2026 ~		490	491

Ivanti Software, Inc.
5.750% (LIBOR03M + 4.750%) due 12/01/2027 ~		1,284	1,290

Kronos Acquisition Holdings, Inc.
3.834% (LIBOR03M + 3.750%) due 12/22/2026 ~		1,241	1,214

LBM Acquisition LLC
TBD% due 12/17/2027		550	545
4.500% (LIBOR03M + 3.750%) due 12/17/2027 ~		1,100	1,090

Lealand Finance Company B.V.
1.084% (LIBOR03M + 1.000%) due 06/30/2025 ~		34	15

LogMeIn, Inc.
4.833% (LIBOR03M + 4.750%) due 08/31/2027 ~		1,383	1,384

Madison IAQ LLC
3.750% (LIBOR03M + 3.250%) due 06/21/2028 ~		800	800

Marriott Ownership Resorts, Inc.
1.834% (LIBOR03M + 1.750%) due 08/29/2025 ~		405	400

Medline Industries, Inc.
TBD% due 08/04/2022 «		14,150	13,975
TBD% due 09/20/2028		2,000	1,990

MH Sub LLC
3.584% (LIBOR03M + 3.500%) due 09/13/2024 ~		3,869	3,863

MPH Acquisition Holdings LLC
4.750% (LIBOR03M + 4.250%) due 08/17/2028 ~		900	891

Nexstar Broadcasting, Inc.
2.586% (LIBOR03M + 2.500%) due 09/18/2026 ~		302	302

Nielsen Consumer, Inc.
4.084% (LIBOR03M + 4.000%) due 03/06/2028 ~		1,196	1,200

Nielsen Finance LLC
2.083% (LIBOR03M + 2.000%) due 10/04/2023 ~		392	392

Organon & Co.
3.500% (LIBOR03M + 3.000%) due 06/02/2028 ~		2,900	2,911

Parexel International Corp.
TBD% due 08/11/2028		400	401
2.834% (LIBOR03M + 2.750%) due 09/27/2024 ~		700	699

54	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Peraton Holding Corp.
4.500% (LIBOR03M + 3.750%) due 02/01/2028 ~		$1,990	$1,994

PUG LLC
3.584% (LIBOR03M + 3.500%) due 02/12/2027 ~		798	782

Rackspace Hosting, Inc.
3.500% (LIBOR03M + 2.750%) due 02/15/2028 ~		998	991

RegionalCare Hospital Partners Holdings, Inc.
3.835% (LIBOR03M + 3.750%) due 11/16/2025 ~		848	848

RPI Intermediate Finance Trust
1.834% (LIBOR03M + 1.750%) due 02/11/2027 ~		109	109

Sabre GLBL, Inc.
4.000% (LIBOR03M + 3.500%) due 12/17/2027 ~		1,795	1,785

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		1,500	1,597

Socar Turkey Enerji A.S.
TBD% due 08/11/2026 «	EUR	4,000	4,622

Solenis
TBD% due 09/21/2028		$2,300	2,301

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 «~		948	944

Spirit AeroSystems Holdings, Inc.
6.000% (LIBOR03M + 5.250%) due 01/15/2025 ~		496	500

SRS Distribution, Inc.
4.250% (LIBOR03M + 3.750%) due 06/02/2028 ~		450	450

Standard Industries, Inc.
TBD% due 09/22/2028		3,775	3,782

Staples, Inc.
5.126% (LIBOR03M + 5.000%) due 04/16/2026 ~		2,518	2,408

Starfruit Finco B.V
2.832% (LIBOR03M + 2.750%) due 10/01/2025 ~		1,365	1,358
3.000% (EUR003M + 3.000%) due 10/01/2025 ~	EUR	755	867

Stars Group Holdings BV
2.382% (LIBOR03M + 2.250%) due 07/21/2026 ~		$2,200	2,195

Steenbok Lux Finco 2 Sa.r.l. (7.875% PIK)
7.875% (EUR003M) due 12/31/2022 ~(c)	EUR	1,000	1,187

Summer (BC) Holdco B S.a r.l
5.250% (LIBOR03M + 4.500%) due 12/04/2026 ~		$2,000	2,005

Sunshine Luxembourg S.a.r.l.
4.500% (LIBOR03M + 3.750%) due 10/01/2026 ~		743	746

Sylvamo Corp.
TBD% due 08/18/2028 «		420	419

TransDigm, Inc.
2.334% (LIBOR03M + 2.250%) due 12/09/2025 ~		6,288	6,216

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		2,240	2,260

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		1,151	1,151

Verifone Systems, Inc.
4.129% (LIBOR03M + 4.000%) due 08/20/2025 ~		486	478

Victoria’s Secret & Co.
3.750% (LIBOR03M + 3.250%) due 06/30/2028 ~		2,000	1,997

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virtusa Corp.
4.500% (LIBOR03M + 3.750%) due 02/11/2028 ~		$697	$699

Weber-Stephen Products LLC
4.000% (LIBOR03M + 3.250%) due 10/30/2027 ~		816	819

White Cap Buyer LLC
4.500% (LIBOR03M + 4.000%) due 10/19/2027 ~		496	498

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		296	298

Worldwide Express Operations LLC
5.000% (LIBOR03M + 4.250%) due 07/26/2028 ~		1,100	1,104

Zayo Group Holdings, Inc.
3.084% (LIBOR03M + 3.000%) due 03/09/2027 ~		2,503	2,484
3.250% (EUR003M + 3.250%) due 03/09/2027 ~	EUR	788	902

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		$398	389

Ziggo Financing Partnership
2.584% (LIBOR03M + 2.500%) due 04/30/2028 ~		3,410	3,387

Total Loan Participations and Assignments (Cost $221,723)			222,777

CORPORATE BONDS & NOTES 50.1%

BANKING & FINANCE 17.2%

AerCap Ireland Capital DAC
3.650% due 07/21/2027 (k)		10,055	10,688
4.450% due 04/03/2026		550	599
4.875% due 01/16/2024		300	324

AIA Group Ltd.
3.200% due 09/16/2040		800	809

Aircastle Ltd.
2.850% due 01/26/2028		285	289

Alexandria Real Estate Equities, Inc.
3.450% due 04/30/2025		120	130

Allied Universal Holdco LLC
3.625% due 06/01/2028	EUR	4,325	4,928
6.625% due 07/15/2026		$4,752	5,030

Ally Financial, Inc.
3.875% due 05/21/2024		1,400	1,506
4.125% due 02/13/2022		40	41
4.625% due 05/19/2022		100	103
5.750% due 11/20/2025		675	772
8.000% due 11/01/2031		12,556	17,983

American Assets Trust LP
3.375% due 02/01/2031		1,610	1,670

American Campus Communities Operating Partnership LP
2.850% due 02/01/2030		500	514

American Homes 4 Rent LP
2.375% due 07/15/2031		100	99
3.375% due 07/15/2051		100	102
4.250% due 02/15/2028		1,030	1,167
4.900% due 02/15/2029		1,910	2,237

American International Group, Inc.
5.750% due 04/01/2048 •		950	1,092
6.250% due 05/01/2036		5,600	7,814

American Tower Corp.
2.100% due 06/15/2030		1,200	1,175
2.750% due 01/15/2027		1,860	1,954
2.900% due 01/15/2030		870	906
2.950% due 01/15/2025		1,225	1,294
3.375% due 10/15/2026		290	314
3.700% due 10/15/2049		2,000	2,168
3.800% due 08/15/2029		1,925	2,136

AmWINS Group, Inc.
4.875% due 06/30/2029		1,000	1,015

Antares Holdings LP
2.750% due 01/15/2027		1,050	1,052

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aon Corp.
2.800% due 05/15/2030		$670	$700

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		1,250	1,312

Athene Holding Ltd.
4.125% due 01/12/2028		400	444

Aviation Capital Group LLC
5.500% due 12/15/2024		3,030	3,397

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		7,272	7,158
2.875% due 02/15/2025		2,000	2,059
3.250% due 02/15/2027		300	310
4.250% due 04/15/2026		1,575	1,695
5.250% due 05/15/2024		4,700	5,137

Banca Monte dei Paschi di Siena SpA
3.625% due 09/24/2024	EUR	400	485
5.375% due 01/18/2028 •(k)		2,400	2,113
10.500% due 07/23/2029		1,400	1,663

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)		1,200	1,491

Banco Bradesco S.A.
2.850% due 01/27/2023		$3,100	3,152
3.200% due 01/27/2025		3,000	3,043

Banco BTG Pactual S.A.
4.500% due 01/10/2025		6,000	6,173
5.500% due 01/31/2023		500	525

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	5,400	1,285

Banco de Sabadell S.A.
1.750% due 05/10/2024	EUR	100	120

Banco del Estado de Chile
2.704% due 01/09/2025		$1,400	1,453

Banco do Brasil S.A.
3.250% due 09/30/2026		3,000	3,002
4.875% due 04/19/2023		5,500	5,789

Banco General S.A.
5.250% due 05/07/2031 •(g)(h)		2,000	2,025

Banco Mercantil del Norte S.A.
8.375% due 10/14/2030 •(g)(h)		2,600	3,074

Banco Santander Chile
2.700% due 01/10/2025		3,000	3,124

Banco Santander S.A.
2.746% due 05/28/2025		800	839
3.490% due 05/28/2030		400	431
4.125% due 11/12/2027 •(g)(h)	EUR	1,400	1,695

Banco Votorantim S.A.
4.500% due 09/24/2024		$600	629

Bank of America Corp.
2.676% due 06/19/2041 •		640	619
2.687% due 04/22/2032 •		3,000	3,057
2.884% due 10/22/2030 •		4,490	4,690
3.705% due 04/24/2028 •		8,900	9,787

Bank of Nova Scotia
4.900% due 06/04/2025 •(g)(h)		2,000	2,155

Barclays Bank PLC
7.625% due 11/21/2022 (h)		4,822	5,170

Barclays PLC
2.375% due 10/06/2023 •	GBP	100	137
3.250% due 02/12/2027		300	433
3.250% due 01/17/2033		900	1,316
3.650% due 03/16/2025		$200	215
4.337% due 01/10/2028		300	336
4.338% due 05/16/2024 •		200	212
4.375% due 01/12/2026		300	335
4.375% due 03/15/2028 •(g)(h)		1,500	1,503
6.125% due 12/15/2025 •(g)(h)		3,000	3,324
6.375% due 12/15/2025 •(g)(h)	GBP	600	893
7.125% due 06/15/2025 •(g)(h)		3,700	5,596
7.250% due 03/15/2023 •(g)(h)		4,600	6,613
7.750% due 09/15/2023 •(g)(h)		$400	437
7.875% due 03/15/2022 •(g)(h)		1,300	1,332
7.875% due 09/15/2022 •(g)(h)	GBP	1,600	2,279
8.000% due 06/15/2024 •(g)(h)		$2,400	2,712

BGC Partners, Inc.
4.375% due 12/15/2025		2,540	2,744
5.375% due 07/24/2023		460	494

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	55

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BNP Paribas S.A.
1.904% due 09/30/2028 •		$750	$747
2.219% due 06/09/2026 •		1,600	1,643
3.052% due 01/13/2031 •		4,600	4,822
4.400% due 08/14/2028		1,200	1,369
4.705% due 01/10/2025 •		500	541
7.000% due 08/16/2028 •(g)(h)		1,700	2,031

BOC Aviation Ltd.
2.750% due 09/18/2022		1,600	1,625
3.500% due 01/31/2023		200	206
4.000% due 01/25/2024		200	212

Brandywine Operating Partnership LP
3.950% due 11/15/2027		100	109

Brixmor Operating Partnership LP
1.176% (US0003M + 1.050%) due 02/01/2022 ~		925	927
4.125% due 05/15/2029		190	214

Brookfield Finance, Inc.
3.900% due 01/25/2028		432	480
4.350% due 04/15/2030		3,400	3,929
4.700% due 09/20/2047		626	759

Brookfield Property REIT, Inc.
5.750% due 05/15/2026		1,595	1,659

Burford Capital Global Finance LLC
6.250% due 04/15/2028		2,100	2,228

CIT Group, Inc.
4.750% due 02/16/2024		1,000	1,069
5.000% due 08/15/2022		9,612	9,960
5.000% due 08/01/2023		9,675	10,352

Citigroup, Inc.
2.572% due 06/03/2031 •(i)(k)		4,400	4,488
3.106% due 04/08/2026 •		2,100	2,230

CNO Financial Group, Inc.
5.250% due 05/30/2025		819	922

Corporate Office Properties LP
2.250% due 03/15/2026		580	595

Credit Acceptance Corp.
5.125% due 12/31/2024		3,040	3,135

Credit Agricole S.A.
1.907% due 06/16/2026 •		3,550	3,619
7.500% due 06/23/2026 •(g)(h)	GBP	200	317

Credit Suisse AG
6.500% due 08/08/2023 (h)		$14,225	15,600

Credit Suisse Group AG
1.354% (US0003M + 1.240%) due 06/12/2024 ~		900	914
2.593% due 09/11/2025 •		2,750	2,852
2.997% due 12/14/2023 •		500	514
3.091% due 05/14/2032 •		1,225	1,254
3.869% due 01/12/2029 •		4,250	4,642
4.194% due 04/01/2031 •		3,100	3,474
4.207% due 06/12/2024 •		1,000	1,056
6.250% due 12/18/2024 •(g)(h)		2,100	2,268
6.375% due 08/21/2026 •(g)(h)		650	715
7.125% due 07/29/2022 •(g)(h)		1,500	1,559
7.250% due 09/12/2025 •(g)(h)		500	554
7.500% due 07/17/2023 •(g)(h)		4,800	5,145
7.500% due 12/11/2023 •(g)(h)		5,000	5,474

Crown Castle International Corp.
2.250% due 01/15/2031		3,320	3,247
3.100% due 11/15/2029		1,020	1,073
3.200% due 09/01/2024		334	356
3.250% due 01/15/2051		1,930	1,908
3.650% due 09/01/2027		1,464	1,611
4.000% due 03/01/2027		199	221
4.000% due 11/15/2049		500	553

CTR Partnership LP
3.875% due 06/30/2028		1,125	1,169

CubeSmart LP
2.000% due 02/15/2031		1,525	1,485

Curo Group Holdings Corp.
7.500% due 08/01/2028		1,000	1,011

CyrusOne LP
1.450% due 01/22/2027	EUR	500	583
2.150% due 11/01/2030		$1,000	941
3.450% due 11/15/2029		600	626

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		$5,625	$5,947

Deutsche Bank AG
2.129% due 11/24/2026 •(i)		150	152
2.222% due 09/18/2024 •		2,000	2,051
3.035% due 05/28/2032 •(i)		500	508
3.547% due 09/18/2031 •		1,800	1,922
3.729% due 01/14/2032 •(i)		3,000	3,100
3.961% due 11/26/2025 •		2,600	2,813
4.250% due 10/14/2021		28,800	28,831
5.882% due 07/08/2031 •(h)		3,600	4,254

Discover Bank
4.650% due 09/13/2028		1,100	1,276

DNB Bank ASA
6.500% due 03/26/2022 •(g)(h)		200	205

Doctors Co. An Interinsurance Exchange
6.500% due 10/15/2023		10,425	11,113

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		49	49

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		3,900	3,891

E*TRADE Financial Corp.
3.800% due 08/24/2027		2,906	3,230

Enact Holdings, Inc.
6.500% due 08/15/2025		1,435	1,568

Equinix, Inc.
2.150% due 07/15/2030		210	206
3.200% due 11/18/2029		910	966

ERP Operating LP
3.250% due 08/01/2027		138	150
4.000% due 08/01/2047		78	92

Erste Group Bank AG
4.250% due 10/15/2027 •(g)(h)	EUR	400	493
8.875% due 10/15/2021 •(g)(h)		1,600	1,858

Essex Portfolio LP
1.650% due 01/15/2031		$700	655
2.650% due 03/15/2032		690	698
2.650% due 09/01/2050		300	269

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	700	897
4.625% due 04/29/2030		$1,200	1,354

Fastighets AB Balder
1.125% due 03/14/2022	EUR	200	232

Ford Credit Canada Co.
2.710% due 02/23/2022 (i)	CAD	1,840	1,461
3.742% due 05/08/2023 (i)		4,000	3,252

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •	EUR	200	231
0.151% due 12/01/2024 •		600	684
0.177% due 11/15/2023 •		100	115
1.198% (US0003M + 1.080%) due 08/03/2022 ~		$200	199
1.360% (US0003M + 1.235%) due 02/15/2023 ~		200	199
1.402% (US0003M + 1.270%) due 03/28/2022 ~		2,400	2,402
1.744% due 07/19/2024	EUR	1,300	1,526
2.700% due 08/10/2026		$500	502
2.748% due 06/14/2024	GBP	1,200	1,636
2.900% due 02/16/2028		$800	800
2.979% due 08/03/2022		700	709
3.021% due 03/06/2024	EUR	1,000	1,209
3.087% due 01/09/2023		$4,800	4,877
3.096% due 05/04/2023		1,900	1,933
3.339% due 03/28/2022		1,200	1,208
3.350% due 11/01/2022		800	815
3.370% due 11/17/2023		5,200	5,336
3.375% due 11/13/2025		9,900	10,185
3.550% due 10/07/2022		3,300	3,368
3.625% due 06/17/2031		3,400	3,425
3.664% due 09/08/2024		800	827
3.813% due 10/12/2021		2,600	2,605
3.815% due 11/02/2027		800	831
4.250% due 09/20/2022		2,400	2,458
4.535% due 03/06/2025	GBP	4,900	7,042
4.542% due 08/01/2026		$400	432
5.125% due 06/16/2025		6,620	7,199

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.584% due 03/18/2024		$1,000	$1,076
5.596% due 01/07/2022		11,600	11,753

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		6,750	6,804
6.500% due 10/01/2025		10,694	11,022

Freedom Mortgage Corp.
6.625% due 01/15/2027		2,500	2,434
7.625% due 05/01/2026		1,100	1,122
8.125% due 11/15/2024		670	681
8.250% due 04/15/2025		919	939

GE Capital Funding LLC
4.400% due 05/15/2030		5,000	5,796

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		1,200	1,441

General Motors Financial Co., Inc.
1.442% (US0003M + 1.310%) due 06/30/2022 ~		100	101

Globalworth Real Estate Investments Ltd.
3.000% due 03/29/2025	EUR	1,000	1,243

GLP Capital LP
4.000% due 01/15/2030		$100	107
5.250% due 06/01/2025		1,002	1,119
5.375% due 04/15/2026		100	114
5.750% due 06/01/2028		1,090	1,280

Goldman Sachs Group, Inc.
1.125% (US0003M + 1.000%) due 07/24/2023 ~		100	101
3.800% due 03/15/2030		2,500	2,784

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		1,100	1,192

Greystar Real Estate Partners LLC
5.750% due 12/01/2025		490	498

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		800	848

Hanover Insurance Group, Inc.
2.500% due 09/01/2030		680	684

HAT Holdings LLC
3.375% due 06/15/2026		3,010	3,059
3.750% due 09/15/2030		2,590	2,621

Hazine Mustesarligi Varlik Kiralama A/S
5.125% due 06/22/2026		8,300	8,218

Highwoods Realty LP
3.050% due 02/15/2030		100	105

Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2049		1,304	39

Host Hotels & Resorts LP
3.875% due 04/01/2024		560	593

Howard Hughes Corp.
4.125% due 02/01/2029		3,475	3,484
4.375% due 02/01/2031		500	504
5.375% due 08/01/2028		1,800	1,899

HSBC Holdings PLC
1.494% (US0003M + 1.380%) due 09/12/2026 ~		1,700	1,756
2.357% due 08/18/2031 •		400	396
2.804% due 05/24/2032 •		1,700	1,724
2.848% due 06/04/2031 •		4,600	4,720
3.262% due 03/13/2023 •		1,130	1,144
3.803% due 03/11/2025 •		300	320
3.973% due 05/22/2030 •		1,140	1,259
4.000% due 03/09/2026 •(g)(h)		1,600	1,608
4.041% due 03/13/2028 •		1,020	1,129
4.250% due 08/18/2025		4,200	4,609
4.292% due 09/12/2026 •		1,000	1,104
4.583% due 06/19/2029 •		400	454
4.600% due 12/17/2030 •(g)(h)		1,600	1,604
4.700% due 03/09/2031 •(g)(h)		600	610
5.250% due 09/16/2022 •(g)(h)	EUR	1,000	1,197
5.875% due 09/28/2026 •(g)(h)	GBP	2,500	3,701
6.000% due 09/29/2023 •(g)(h)	EUR	1,700	2,128
6.000% due 05/22/2027 •(g)(h)		$700	769
6.250% due 03/23/2023 •(g)(h)		900	939
6.500% due 03/23/2028 •(g)(h)		2,800	3,159

Huarong Finance Co. Ltd.
4.500% due 05/29/2029		200	184
4.950% due 11/07/2047		400	348

56	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hudson Pacific Properties LP
3.250% due 01/15/2030		$480	$504
3.950% due 11/01/2027		633	694
4.650% due 04/01/2029		300	345

Indian Railway Finance Corp. Ltd.
3.950% due 02/13/2050		1,000	953

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027		400	441

ING Groep NV
5.750% due 11/16/2026 •(g)(h)		2,800	3,067
6.875% due 04/16/2022 •(g)(h)		1,000	1,028

International Lease Finance Corp.
8.625% due 01/15/2022		520	532

Intesa Sanpaolo SpA
5.017% due 06/26/2024		200	216
7.750% due 01/11/2027 •(g)(h)	EUR	1,300	1,840

Intrum AB
3.125% due 07/15/2024		2,300	2,683

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		$1,900	1,931
3.250% due 01/24/2025		4,000	4,050

JAB Holdings BV
2.200% due 11/23/2030		1,000	983

Jefferies Finance LLC
5.000% due 08/15/2028		1,100	1,116

JPMorgan Chase & Co.
3.509% due 01/23/2029 •		10,000	10,886

Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	23,238	2,073

Kennedy Wilson Europe Real Estate Ltd.
3.950% due 06/30/2022	GBP	119	163

Kennedy-Wilson, Inc.
4.750% due 03/01/2029		$475	484

Kilroy Realty LP
2.500% due 11/15/2032		780	769
3.050% due 02/15/2030		100	105

KKR Group Finance Co. LLC
3.500% due 08/25/2050		970	1,025
3.750% due 07/01/2029		300	333

KSA Sukuk Ltd.
2.894% due 04/20/2022		2,000	2,026
2.969% due 10/29/2029		380	402

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		1,210	1,199

LeasePlan Corp. NV
2.875% due 10/24/2024		600	628
7.375% due 05/29/2024 •(g)(h)	EUR	2,000	2,600

Lehman Brothers Holdings, Inc.
0.000% due 05/25/2049 ^		$100	1

Liberty Mutual Finance Europe DAC
1.750% due 03/27/2024	EUR	260	314

Life Storage LP
3.875% due 12/15/2027		$112	126
4.000% due 06/15/2029		140	157

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		101	119

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	3,600	4,212

Lloyds Bank PLC
7.500% due 04/02/2032 þ		$3,200	2,482

Lloyds Banking Group PLC
2.250% due 10/16/2024	GBP	200	279
2.858% due 03/17/2023 •		$3,500	3,539
4.375% due 03/22/2028		200	228
4.550% due 08/16/2028		1,000	1,153
4.947% due 06/27/2025 •(g)(h)	EUR	1,900	2,416
7.500% due 09/27/2025 •(g)(h)		$2,400	2,785
7.625% due 06/27/2023 •(g)(h)	GBP	1,500	2,181

LPL Holdings, Inc.
4.000% due 03/15/2029		$2,700	2,777

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		3,350	3,572
5.750% due 02/01/2027		1,030	1,186

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Midcap Financial Issuer Trust
5.625% due 01/15/2030		$675	$669
6.500% due 05/01/2028		1,600	1,673

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		2,000	1,968
2.193% due 02/25/2025		3,500	3,622

Mizuho Financial Group, Inc.
0.797% due 04/15/2030	EUR	200	235
2.201% due 07/10/2031 •		$2,500	2,460
2.869% due 09/13/2030 •		1,000	1,048

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,200	1,661
3.500% due 03/15/2031		$400	408
3.692% due 06/05/2028	GBP	3,200	4,601
4.625% due 08/01/2029		$3,370	3,620

Nationstar Mortgage Holdings, Inc.
6.000% due 01/15/2027		2,000	2,096

Nationwide Building Society
3.766% due 03/08/2024 •		1,000	1,043
3.960% due 07/18/2030 •		2,400	2,669
4.363% due 08/01/2024 •		1,700	1,810

Natwest Group PLC
1.595% (US0003M + 1.470%) due 05/15/2023 ~		2,778	2,801
2.000% due 03/04/2025 •	EUR	700	850
2.500% due 03/22/2023		6,300	7,588
3.498% due 05/15/2023 •		$1,858	1,892
4.269% due 03/22/2025 •		240	259
4.600% due 06/28/2031 •(g)(h)		1,500	1,511
5.125% due 05/12/2027 •(g)(h)	GBP	1,700	2,462
6.000% due 12/29/2025 •(g)(h)		$2,650	2,972

Navient Corp.
5.625% due 01/25/2025		100	99

NE Property BV
1.875% due 10/09/2026	EUR	400	484

Newmark Group, Inc.
6.125% due 11/15/2023		$1,455	1,576

NFP Corp.
6.875% due 08/15/2028		475	486

Nissan Motor Acceptance Co. LLC
2.750% due 03/09/2028		1,525	1,543

Nomura Holdings, Inc.
2.648% due 01/16/2025		1,700	1,771
2.679% due 07/16/2030		2,300	2,325

Nordea Bank Abp
6.625% due 03/26/2026 •(g)(h)		1,500	1,725

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		700	764
4.950% due 04/01/2024		1,900	2,068

OneMain Finance Corp.
4.000% due 09/15/2030		550	548
5.375% due 11/15/2029		2,524	2,739
5.625% due 03/15/2023		4,000	4,215
6.125% due 05/15/2022		2,741	2,816
6.125% due 03/15/2024		5,960	6,376
6.625% due 01/15/2028		20	23
6.875% due 03/15/2025		530	596
7.125% due 03/15/2026		1,740	2,018
8.250% due 10/01/2023		2,000	2,239
8.875% due 06/01/2025		510	554

Pacific LifeCorp
3.350% due 09/15/2050		1,000	1,059

Park Intermediate Holdings LLC
4.875% due 05/15/2029		1,675	1,726
5.875% due 10/01/2028		2,025	2,144
7.500% due 06/01/2025		855	910

PennyMac Financial Services, Inc.
4.250% due 02/15/2029		1,850	1,764
5.375% due 10/15/2025		2,760	2,842
5.750% due 09/15/2031		2,100	2,100

Physicians Realty LP
3.950% due 01/15/2028		23	25
4.300% due 03/15/2027		3,000	3,396

Piper Jaffray Cos.
4.740% due 10/15/2021		600	605
5.200% due 10/15/2023		2,100	2,113

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PRA Group, Inc.
7.375% due 09/01/2025		$4,090	$4,381

Prudential PLC
3.125% due 04/14/2030		150	162

Quicken Loans LLC
3.625% due 03/01/2029		1,000	1,012
3.875% due 03/01/2031		560	566
5.250% due 01/15/2028		2,855	3,080

Radian Group, Inc.
4.875% due 03/15/2027		1,100	1,201
6.625% due 03/15/2025		400	447

Rayonier LP
2.750% due 05/17/2031		300	299

Realty Income Corp.
3.250% due 01/15/2031		800	869

Regency Centers LP
2.950% due 09/15/2029		100	105

Reinsurance Group of America, Inc.
3.150% due 06/15/2030		230	245

Rexford Industrial Realty LP
2.125% due 12/01/2030		1,585	1,537

RHP Hotel Properties LP
4.500% due 02/15/2029		1,000	1,003

RLJ Lodging Trust LP
3.750% due 07/01/2026		600	604
4.000% due 09/15/2029		1,000	1,000

Rocket Mortgage LLC
4.000% due 10/15/2033 (b)		3,550	3,528

Sabra Health Care LP
3.900% due 10/15/2029		150	158
5.125% due 08/15/2026		1,000	1,120

Sammons Financial Group, Inc.
3.350% due 04/16/2031		825	858

Santander Holdings USA, Inc.
3.244% due 10/05/2026		5,000	5,345
3.400% due 01/18/2023		300	310

Santander UK Group Holdings PLC
0.307% (EUR003M + 0.850%) due 03/27/2024 ~	EUR	500	585
3.373% due 01/05/2024 •		$200	207
3.823% due 11/03/2028 •		900	985
6.750% due 06/24/2024 •(g)(h)	GBP	2,550	3,782
7.375% due 06/24/2022 •(g)(h)		4,650	6,495

SBA Communications Corp.
3.875% due 02/15/2027		$2,020	2,096

SBA Tower Trust
1.884% due 07/15/2050		1,000	1,014
2.328% due 07/15/2052		1,420	1,450

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		900	935
5.250% due 05/23/2023 (h)		600	633

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		1,600	1,631
5.950% due 10/24/2022		4,100	4,177

Sitka Holdings LLC
5.250% due 07/06/2026 •		5,165	5,242

Skandinaviska Enskilda Banken AB
5.625% due 05/13/2022 •(g)(h)		200	204

SL Green Realty Corp.
4.500% due 12/01/2022		10,300	10,650

SLM Corp.
4.200% due 10/29/2025		2,000	2,147
5.125% due 04/05/2022		620	631

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024		300	318
4.125% due 07/15/2023		200	211

Societe Generale S.A.
5.375% due 11/18/2030 •(g)(h)		1,500	1,610
6.750% due 04/06/2028 •(g)(h)		3,100	3,493
7.875% due 12/18/2023 •(g)(h)		600	663

Spirit Realty LP
3.200% due 01/15/2027		500	534
3.200% due 02/15/2031		810	842
3.400% due 01/15/2030		650	691

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	57

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Chartered PLC
3.265% due 02/18/2036 •		$2,400	$2,383
4.305% due 05/21/2030 •(k)		2,600	2,944
4.750% due 01/14/2031 •(g)(h)		775	782
7.500% due 04/02/2022 •(g)(h)		1,000	1,029

Starwood Property Trust, Inc.
5.000% due 12/15/2021		43	43

Stifel Financial Corp.
4.000% due 05/15/2030		780	870

STORE Capital Corp.
2.750% due 11/18/2030		400	402

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		1,200	1,210
2.130% due 07/08/2030		400	394
2.348% due 01/15/2025		900	935
2.750% due 01/15/2030		1,900	1,979

Synchrony Financial
3.700% due 08/04/2026		1,000	1,086

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	93	161
5.801% due 10/13/2040		201	355
6.052% due 10/13/2039		7,246	12,769

TP ICAP PLC
5.250% due 05/29/2026		4,900	7,570

Trust Fibra Uno
6.390% due 01/15/2050		$4,500	5,335
6.950% due 01/30/2044		1,620	2,011

UBS AG
5.125% due 05/15/2024 (h)		1,200	1,314
7.625% due 08/17/2022 (h)		19,500	20,664

UBS Group AG
2.095% due 02/11/2032 •		700	681
4.375% due 02/10/2031 •(g)(h)		600	608
5.750% due 02/19/2022 •(g)(h)	EUR	1,500	1,767
7.000% due 02/19/2025 •(g)(h)		$200	228

UniCredit SpA
2.200% due 07/22/2027 •	EUR	500	620
2.569% due 09/22/2026 •		$8,650	8,799
4.033% (US0003M + 3.900%) due 01/14/2022 ~		2,250	2,271
5.459% due 06/30/2035 •		1,200	1,325
6.572% due 01/14/2022		2,050	2,083
7.830% due 12/04/2023		5,850	6,697
9.250% due 06/03/2022 •(g)(h)	EUR	1,300	1,586

United Wholesale Mortgage LLC
5.500% due 11/15/2025		$2,000	2,019

UPC Broadband Finco BV
4.875% due 07/15/2031		2,000	2,050

VEREIT Operating Partnership LP
2.850% due 12/15/2032		500	520
3.100% due 12/15/2029		1,300	1,385
3.400% due 01/15/2028		640	693
3.950% due 08/15/2027		438	491
4.875% due 06/01/2026		200	229

VICI Properties LP
4.125% due 08/15/2030		200	212
4.250% due 12/01/2026		2,030	2,123

Virgin Money UK PLC
4.000% due 09/03/2027 •	GBP	500	744

W R Berkley Corp.
4.000% due 05/12/2050		$650	751

Wells Fargo & Co.
2.164% due 02/11/2026 •		2,000	2,064
2.393% due 06/02/2028 •		2,900	2,994
3.000% due 04/22/2026		282	303
3.068% due 04/30/2041 •		2,100	2,160
3.196% due 06/17/2027 •		7,200	7,732
3.550% due 09/29/2025		400	436

Welltower, Inc.
4.250% due 04/15/2028		385	437

Weyerhaeuser Co.
4.000% due 04/15/2030		2,410	2,724
6.950% due 10/01/2027		460	589
7.375% due 03/15/2032		1,410	2,010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Willis North America, Inc.
2.950% due 09/15/2029		$200	$209

			943,387

INDUSTRIALS 27.1%

180 Medical, Inc.
3.875% due 10/15/2029 (b)		475	475

AA Bond Co. Ltd.
6.500% due 01/31/2026	GBP	2,000	2,838

Academy Ltd.
6.000% due 11/15/2027		$1,000	1,081

Acadia Healthcare Co., Inc.
5.000% due 04/15/2029		800	834
5.500% due 07/01/2028		800	842

Activision Blizzard, Inc.
2.500% due 09/15/2050		1,140	989

AdaptHealth LLC
4.625% due 08/01/2029		950	950
6.125% due 08/01/2028		870	926

Adevinta ASA
2.625% due 11/15/2025	EUR	1,000	1,186
3.000% due 11/15/2027		750	895

Adient U.S. LLC
9.000% due 04/15/2025		$300	324

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		2,060	2,150

Agilent Technologies, Inc.
2.100% due 06/04/2030		370	367

Ahead DB Holdings LLC
6.625% due 05/01/2028		1,325	1,337

Air Canada
3.875% due 08/15/2026		1,100	1,111

Air Canada Pass-Through Trust
3.600% due 09/15/2028		539	550
5.250% due 10/01/2030		1,342	1,452

Aker BP ASA
3.750% due 01/15/2030		800	857
4.000% due 01/15/2031		1,100	1,197

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		1,198	1,337

Albertsons Cos., Inc.
4.625% due 01/15/2027		100	105
4.875% due 02/15/2030		100	108

Alcon Finance Corp.
2.600% due 05/27/2030		900	920

Alibaba Group Holding Ltd.
4.000% due 12/06/2037		500	545

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		500	530
3.550% due 10/01/2027		600	646

ALROSA Finance S.A.
3.100% due 06/25/2027		5,500	5,680
4.650% due 04/09/2024		2,200	2,360

Altice Financing S.A.
2.250% due 01/15/2025	EUR	300	335
3.000% due 01/15/2028		1,200	1,312
4.250% due 08/15/2029		1,000	1,139
5.750% due 08/15/2029		$6,375	6,184

Altice France Holding S.A.
8.000% due 05/15/2027	EUR	600	741
10.500% due 05/15/2027		$750	821

Altice France S.A.
2.125% due 02/15/2025	EUR	3,900	4,393
3.375% due 01/15/2028		1,025	1,145
4.250% due 10/15/2029 (b)		3,100	3,553
5.125% due 01/15/2029		$2,100	2,062
5.500% due 10/15/2029 (b)		5,225	5,179
7.375% due 05/01/2026		5,017	5,212
8.125% due 02/01/2027		2,000	2,154

Amazon.com, Inc.
3.875% due 08/22/2037		580	685
4.050% due 08/22/2047		1,710	2,077
4.250% due 08/22/2057		880	1,120

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ambience Merger Sub, Inc.
7.125% due 07/15/2029		$1,000	$993

AMC Networks, Inc.
4.250% due 02/15/2029		3,625	3,611

American Airlines Pass-Through Trust
3.000% due 04/15/2030		139	139
3.150% due 08/15/2033		326	331
3.200% due 12/15/2029		1,574	1,589
3.350% due 04/15/2031		1,592	1,608
3.375% due 11/01/2028		1,070	1,084
3.575% due 07/15/2029		762	779
3.600% due 03/22/2029		739	768
3.600% due 04/15/2031		151	149
3.650% due 08/15/2030		313	324
3.700% due 04/01/2028		309	316

American Airlines, Inc.
5.500% due 04/20/2026		6,200	6,525
5.750% due 04/20/2029		1,200	1,294

American Builders & Contractors Supply Co., Inc.
3.875% due 11/15/2029		1,825	1,822
4.000% due 01/15/2028		490	501

Amgen, Inc.
3.150% due 02/21/2040		4,500	4,547
4.000% due 09/13/2029	GBP	100	158

AMN Healthcare, Inc.
4.000% due 04/15/2029		$675	696

ANGI Group LLC
3.875% due 08/15/2028		1,810	1,803

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		1,300	1,335

Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038		520	608
4.600% due 04/15/2048		3,000	3,588
4.750% due 01/23/2029		1,620	1,909
4.750% due 04/15/2058		720	885
4.950% due 01/15/2042		1,400	1,732

Antofagasta PLC
2.375% due 10/14/2030		800	773

Apache Corp.
4.625% due 11/15/2025		1,680	1,808
4.875% due 11/15/2027		870	950

Apple, Inc.
2.950% due 09/11/2049		3,250	3,310

Arches Buyer, Inc.
4.250% due 06/01/2028		840	853

Arconic Corp.
6.125% due 02/15/2028		220	233

Ardagh Packaging Finance PLC
4.125% due 08/15/2026		1,600	1,663
5.250% due 08/15/2027		300	306

Arrow Electronics, Inc.
3.250% due 09/08/2024		300	318

Asbury Automotive Group, Inc.
4.500% due 03/01/2028		85	87
4.750% due 03/01/2030		107	112

Ashtead Capital, Inc.
4.000% due 05/01/2028		700	744

Atlantia SpA
1.625% due 02/03/2025	EUR	500	595

ATS Automation Tooling Systems, Inc.
4.125% due 12/15/2028		$650	667

Avantor Funding, Inc.
3.875% due 07/15/2028	EUR	1,500	1,820
4.625% due 07/15/2028		$1,780	1,876

Axalta Coating Systems LLC
3.375% due 02/15/2029		1,250	1,217
4.750% due 06/15/2027		1,150	1,200

B.C. Unlimited Liability Co.
3.500% due 02/15/2029		975	966
3.875% due 01/15/2028		625	632
4.000% due 10/15/2030		4,250	4,213
4.375% due 01/15/2028		4,520	4,594

BAE Systems PLC
3.400% due 04/15/2030		800	864

58	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Baidu, Inc.
1.720% due 04/09/2026		$1,000	$1,003
3.075% due 04/07/2025		400	420
3.425% due 04/07/2030		600	637
3.875% due 09/29/2023		1,100	1,163

Ball Corp.
2.875% due 08/15/2030		920	894

BAT Capital Corp.
1.005% (US0003M + 0.880%) due 08/15/2022 ~		230	231
3.222% due 08/15/2024		1,924	2,040
3.557% due 08/15/2027		1,074	1,158
4.390% due 08/15/2037		770	828
4.540% due 08/15/2047		766	795

Bausch Health Americas, Inc.
8.500% due 01/31/2027		270	288

Bausch Health Cos., Inc.
5.000% due 01/30/2028		500	475
5.250% due 01/30/2030		1,000	934
5.500% due 11/01/2025		500	508
6.250% due 02/15/2029		500	495
7.000% due 01/15/2028		200	205
9.000% due 12/15/2025		400	423

Bayer U.S. Finance LLC
4.250% due 12/15/2025		900	995
4.375% due 12/15/2028		800	906

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027		1,700	1,694

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (c)		75	75

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026		1,000	1,041

Becton Dickinson and Co.
2.823% due 05/20/2030		270	283
3.794% due 05/20/2050		300	336

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	2,725	3,616

Berry Global, Inc.
4.875% due 07/15/2026		$100	105

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (f)		1,166	883

Black Knight InfoServ LLC
3.625% due 09/01/2028		1,210	1,218

Block Communications, Inc.
4.875% due 03/01/2028		1,600	1,639

Bloomin’ Brands, Inc.
5.125% due 04/15/2029		300	313

Boardwalk Pipelines LP
3.400% due 02/15/2031		1,260	1,326

Boeing Co.
2.750% due 02/01/2026		2,000	2,084
3.250% due 02/01/2028		2,390	2,526
3.625% due 02/01/2031		1,775	1,901
5.040% due 05/01/2027		1,000	1,151
5.150% due 05/01/2030		1,000	1,174
5.705% due 05/01/2040		180	229
5.805% due 05/01/2050		2,000	2,671
5.930% due 05/01/2060		2,070	2,833

Bombardier, Inc.
6.000% due 02/15/2028		1,300	1,316
7.125% due 06/15/2026		2,350	2,470
7.500% due 12/01/2024		4,330	4,509
7.500% due 03/15/2025		2,000	2,045

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028		1,370	1,406

Boston Scientific Corp.
2.650% due 06/01/2030		720	744

Boyd Gaming Corp.
4.750% due 06/15/2031		925	955

Boyne USA, Inc.
4.750% due 05/15/2029		1,000	1,034

BRF S.A.
5.750% due 09/21/2050		3,700	3,553

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brink’s Co.
5.500% due 07/15/2025		$2,070	$2,167

Bristol-Myers Squibb Co.
4.125% due 06/15/2039		240	289

British Airways Pass-Through Trust
2.900% due 09/15/2036		1,000	1,009
4.250% due 05/15/2034		726	786

Broadcom, Inc.
2.600% due 02/15/2033		1,000	961
3.137% due 11/15/2035		706	705
3.187% due 11/15/2036		5,216	5,210
3.419% due 04/15/2033		2,380	2,466
3.469% due 04/15/2034		3,309	3,410
3.500% due 02/15/2041		1,275	1,262
3.750% due 02/15/2051		1,100	1,100
4.110% due 09/15/2028		602	670
4.150% due 11/15/2030		759	841
4.300% due 11/15/2032		1,590	1,783

Brunello Bidco SpA
3.500% due 02/15/2028	EUR	400	464

Buckeye Partners LP
4.125% due 03/01/2025		$1,020	1,058
4.500% due 03/01/2028		1,330	1,352

Builders FirstSource, Inc.
4.250% due 02/01/2032		1,100	1,126
6.750% due 06/01/2027		161	171

BWX Technologies, Inc.
4.125% due 06/30/2028		1,770	1,819

Cable One, Inc.
4.000% due 11/15/2030		1,550	1,546

Cablevision Lightpath LLC
3.875% due 09/15/2027		1,000	983
5.625% due 09/15/2028		600	603

Caesars Entertainment, Inc.
6.250% due 07/01/2025		2,175	2,292

Caesars Resort Collection LLC
5.750% due 07/01/2025		2,230	2,354

Camelot Finance S.A.
4.500% due 11/01/2026		200	208

Cameron LNG LLC
3.302% due 01/15/2035		300	321
3.402% due 01/15/2038		400	422
3.701% due 01/15/2039		300	333

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028		1,835	1,900

Carnival Corp.
4.000% due 08/01/2028		6,550	6,624
10.500% due 02/01/2026		1,825	2,120
11.500% due 04/01/2023		6,600	7,375

Catalent Pharma Solutions, Inc.
3.500% due 04/01/2030		1,800	1,802
5.000% due 07/15/2027		140	146

CCO Holdings LLC
4.250% due 01/15/2034		1,900	1,885
4.500% due 05/01/2032		525	541
4.500% due 06/01/2033		5,250	5,350
5.125% due 05/01/2027		6,000	6,255
5.375% due 06/01/2029		100	108

CDW LLC
3.250% due 02/15/2029		1,940	1,991

Cenovus Energy, Inc.
5.375% due 07/15/2025		304	346

Centene Corp.
4.250% due 12/15/2027		2,200	2,305

Central Garden & Pet Co.
4.125% due 10/15/2030		950	973

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028		200	227

Charles River Laboratories International, Inc.
3.750% due 03/15/2029		1,300	1,329
4.000% due 03/15/2031		175	184
4.250% due 05/01/2028		220	229

Charter Communications Operating LLC
1.776% (US0003M + 1.650%) due 02/01/2024 ~		3,604	3,707
3.500% due 06/01/2041		1,800	1,770

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.700% due 04/01/2051		$1,000	$976
3.850% due 04/01/2061		2,350	2,246
3.900% due 06/01/2052		1,825	1,821
4.400% due 12/01/2061		2,150	2,241
4.800% due 03/01/2050		4,430	4,980
4.908% due 07/23/2025		4,500	5,063
5.125% due 07/01/2049		4,490	5,291
5.375% due 04/01/2038		500	604
5.375% due 05/01/2047		100	120
6.484% due 10/23/2045		2,200	2,996

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,410	1,531
5.875% due 03/31/2025		3,900	4,407
7.000% due 06/30/2024		200	226

Cheniere Energy Partners LP
4.000% due 03/01/2031		2,925	3,067

Cheniere Energy, Inc.
4.625% due 10/15/2028		3,125	3,297

Cheplapharm Arzneimittel GmbH
4.375% due 01/15/2028	EUR	2,000	2,414
5.500% due 01/15/2028		$300	311

Chesapeake Energy Corp.
5.500% due 02/01/2026		600	628
5.875% due 02/01/2029		225	241

Chobani LLC
4.625% due 11/15/2028		1,275	1,318

Choice Hotels International, Inc.
3.700% due 12/01/2029		1,310	1,395

Cinemark USA, Inc.
5.875% due 03/15/2026		200	202

Citrix Systems, Inc.
3.300% due 03/01/2030		910	930

Clarivate Science Holdings Corp.
3.875% due 07/01/2028		1,050	1,051
4.875% due 07/01/2029		1,200	1,204

Clearwater Paper Corp.
4.750% due 08/15/2028		980	1,009

CommScope Technologies LLC
5.000% due 03/15/2027		1,000	953

CommScope, Inc.
4.750% due 09/01/2029		1,800	1,800
6.000% due 03/01/2026		583	606
7.125% due 07/01/2028		3,070	3,137
8.250% due 03/01/2027		955	1,001

Community Health Systems, Inc.
4.750% due 02/15/2031		400	403
5.625% due 03/15/2027		2,275	2,385
6.000% due 01/15/2029		1,000	1,061
6.625% due 02/15/2025		290	304
6.875% due 04/15/2029		2,875	2,886
8.000% due 03/15/2026		2,640	2,803

Connect Finco SARL
6.750% due 10/01/2026		2,530	2,650

Consolidated Communications, Inc.
5.000% due 10/01/2028		550	569

Constellation Brands, Inc.
4.100% due 02/15/2048		1,000	1,132

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(c)(d)		1,521	421

Continental Wind LLC
6.000% due 02/28/2033		185	213

Cornerstone Building Brands, Inc.
6.125% due 01/15/2029		3,660	3,895

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(d)		2,700	0
9.250% due 06/30/2049		14,300	0

Corp. Nacional del Cobre de Chile
3.625% due 08/01/2027		4,000	4,293
4.250% due 07/17/2042		2,600	2,893

CoStar Group, Inc.
2.800% due 07/15/2030		850	865

Coty, Inc.
3.875% due 04/15/2026	EUR	675	802
5.000% due 04/15/2026		$3,675	3,759

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	59

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cox Communications, Inc.
3.150% due 08/15/2024	$1,013	$1,073

Crocs, Inc.
4.250% due 03/15/2029	575	593

CSC Holdings LLC
3.375% due 02/15/2031	1,700	1,583
4.625% due 12/01/2030	3,000	2,848
5.375% due 02/01/2028	500	523
6.500% due 02/01/2029	1,800	1,952

CVS Health Corp.
3.250% due 08/15/2029	100	108
4.300% due 03/25/2028	526	600
4.780% due 03/25/2038	565	693

CVS Pass-Through Trust
5.773% due 01/10/2033	267	315
5.926% due 01/10/2034	28	34
6.036% due 12/10/2028	72	84
6.943% due 01/10/2030	6,753	8,174
7.507% due 01/10/2032	4,811	6,059
8.353% due 07/10/2031	1,051	1,368

DAE Funding LLC
1.550% due 08/01/2024	1,300	1,290
1.625% due 02/15/2024	5,700	5,671
2.625% due 03/20/2025	4,000	4,082
5.250% due 11/15/2021	5,359	5,364

DaVita, Inc.
3.750% due 02/15/2031	3,140	3,061
4.625% due 06/01/2030	5,000	5,149

DCP Midstream Operating LP
5.625% due 07/15/2027	1,170	1,332

Dell International LLC
4.000% due 07/15/2024	500	541
4.900% due 10/01/2026	2,640	3,043
5.300% due 10/01/2029	3,170	3,836
6.020% due 06/15/2026	3,300	3,928
8.100% due 07/15/2036	100	152
8.350% due 07/15/2046	2,900	4,712

Dell, Inc.
6.500% due 04/15/2038	1,210	1,591

Delta Air Lines, Inc.
4.500% due 10/20/2025	3,000	3,211
4.750% due 10/20/2028	3,555	3,966
7.000% due 05/01/2025	2,500	2,917
7.375% due 01/15/2026	1,350	1,591

Devon Energy Corp.
4.500% due 01/15/2030	345	376
5.875% due 06/15/2028	182	201

Diamond Asset Co. (9.000% Cash and 4.000% PIK)
13.000% due 04/22/2027 (c)	89	90

Diamond Offshore Drilling, Inc.
13.000% due 12/21/2026 «	47	47

Diamond Sports Group LLC
5.375% due 08/15/2026	3,163	2,092
6.625% due 08/15/2027	1,677	737

Diamondback Energy, Inc.
4.750% due 05/31/2025	450	503

DIRECTV Holdings LLC
5.875% due 08/15/2027	2,300	2,403

DISH DBS Corp.
5.875% due 07/15/2022	1,300	1,341

DT Midstream, Inc.
4.125% due 06/15/2029	1,880	1,909
4.375% due 06/15/2031	2,680	2,764

Dun & Bradstreet Corp.
6.875% due 08/15/2026	1,157	1,215

eBay, Inc.
2.700% due 03/11/2030	1,090	1,136

Ecopetrol S.A.
7.375% due 09/18/2043	3,130	3,675

Edgewell Personal Care Co.
4.125% due 04/01/2029	2,850	2,849
5.500% due 06/01/2028	1,200	1,269

Edwards Lifesciences Corp.
4.300% due 06/15/2028	368	422

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Elanco Animal Health, Inc.
5.900% due 08/28/2028	$990	$1,160

Elastic NV
4.125% due 07/15/2029	2,100	2,113

Embotelladora Andina S.A.
3.950% due 01/21/2050	1,000	1,058

EMC Corp.
3.375% due 06/01/2023	3,000	3,101

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050	1,700	1,504

Empresa de Transporte de Pasajeros Metro S.A.
3.650% due 05/07/2030	1,000	1,085
4.700% due 05/07/2050	4,700	5,528

Enbridge, Inc.
0.625% (US0003M + 0.500%) due 02/18/2022 ~	1,600	1,603

Endure Digital, Inc.
6.000% due 02/15/2029	1,325	1,261

Energean Israel Finance Ltd.
4.875% due 03/30/2026	1,850	1,901

Energizer Holdings, Inc.
4.375% due 03/31/2029	2,175	2,161
4.750% due 06/15/2028	3,160	3,219

Energy Transfer LP
3.750% due 05/15/2030	670	724
5.000% due 05/15/2050	675	780
5.250% due 04/15/2029	200	235
5.875% due 01/15/2024	130	143
5.950% due 12/01/2025	40	46
6.125% due 12/15/2045	2,880	3,670
6.500% due 02/01/2042	800	1,041

EnLink Midstream LLC
5.625% due 01/15/2028	525	560

Enterprise Products Operating LLC
3.125% due 07/31/2029	750	806
4.200% due 01/31/2050	200	226

EQM Midstream Partners LP
4.500% due 01/15/2029	1,870	1,942
6.000% due 07/01/2025	390	428
6.500% due 07/01/2027	1,930	2,173

EQT Corp.
3.000% due 10/01/2022	300	306
3.125% due 05/15/2026	475	488
5.000% due 01/15/2029	900	1,014
7.500% due 02/01/2030	1,300	1,675

Expedia Group, Inc.
2.950% due 03/15/2031	1,350	1,365
3.250% due 02/15/2030	690	714
3.600% due 12/15/2023	1,000	1,059
4.625% due 08/01/2027	400	454
6.250% due 05/01/2025	1,847	2,130

F-Brasile SpA
7.375% due 08/15/2026	800	825

FAGE International S.A.
5.625% due 08/15/2026	1,000	1,030

Fair Isaac Corp.
4.000% due 06/15/2028	340	350
5.250% due 05/15/2026	300	341

Ferguson Finance PLC
3.250% due 06/02/2030	600	642

First Student Bidco, Inc.
4.000% due 07/31/2029	2,275	2,247

Fiserv, Inc.
3.500% due 07/01/2029	1,200	1,307
4.400% due 07/01/2049	520	624

Flex Acquisition Co., Inc.
6.875% due 01/15/2025	100	101

Flex Ltd.
4.750% due 06/15/2025	300	333

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029	590	636
4.000% due 09/21/2023	805	857

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Foundation Building Materials, Inc.
6.000% due 03/01/2029		$275	$270

Freeport-McMoRan, Inc.
4.125% due 03/01/2028		2,240	2,324
4.375% due 08/01/2028		1,000	1,048

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031		2,470	2,399

Fresnillo PLC
4.250% due 10/02/2050		2,000	2,076

Frontier Communications Holdings LLC
5.000% due 05/01/2028		1,550	1,629
5.875% due 10/15/2027		2,725	2,899
6.750% due 05/01/2029		1,550	1,636

Full House Resorts, Inc.
8.250% due 02/15/2028		2,975	3,202

Gap, Inc.
3.625% due 10/01/2029		3,400	3,413
3.875% due 10/01/2031		1,000	1,001

Garda World Security Corp.
4.625% due 02/15/2027		660	661

Gartner, Inc.
3.750% due 10/01/2030		2,950	3,040
4.500% due 07/01/2028		910	957

GATX Corp.
0.841% (US0003M + 0.720%) due 11/05/2021 ~		500	500

Gazprom OAO Via Gaz Capital S.A.
5.150% due 02/11/2026		3,000	3,349
6.510% due 03/07/2022		6,400	6,557
8.625% due 04/28/2034		5,500	8,123

General Electric Co.
5.625% due 09/16/2031	GBP	100	174

General Motors Co. (i)
6.800% due 10/01/2027		$400	500

Gerdau Trade, Inc.
4.875% due 10/24/2027		1,500	1,670

Global Medical Response, Inc.
6.500% due 10/01/2025		1,275	1,320

Global Partners LP
6.875% due 01/15/2029		1,350	1,403

Global Payments, Inc.
2.650% due 02/15/2025		210	220
2.900% due 05/15/2030		1,000	1,033
3.200% due 08/15/2029		2,150	2,274

Globo Comunicacao e Participacoes S.A.
4.875% due 01/22/2030		500	496

Go Daddy Operating Co. LLC
5.250% due 12/01/2027		290	303

goeasy Ltd.
4.375% due 05/01/2026		1,125	1,157
5.375% due 12/01/2024		3,690	3,805

Graphic Packaging International LLC
3.500% due 03/01/2029		2,000	1,992

Gray Oak Pipeline LLC
3.450% due 10/15/2027		2,870	3,028

Great Lakes Dredge & Dock Corp.
5.250% due 06/01/2029		400	415

Griffon Corp.
5.750% due 03/01/2028		3,000	3,154

Grifols Escrow Issuer S.A.
3.875% due 10/15/2028 (b)	EUR	1,750	2,053
4.750% due 10/15/2028 (b)		$900	921

Gruenenthal GmbH
3.625% due 11/15/2026	EUR	1,500	1,806
4.125% due 05/15/2028		4,000	4,866

Guara Norte SARL
5.198% due 06/15/2034		$1,670	1,681

GYP Holdings Corp.
4.625% due 05/01/2029		400	405

Hanesbrands, Inc.
4.875% due 05/15/2026		3,000	3,253

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026 (k)		1,100	1,152

60	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HCA, Inc.
3.500% due 09/01/2030		$1,680	$1,781
4.500% due 02/15/2027		3,360	3,785
4.750% due 05/01/2023		2,500	2,657
5.250% due 06/15/2026		100	115
5.375% due 09/01/2026		613	702
5.625% due 09/01/2028		3,585	4,270
5.875% due 02/15/2026		205	235
5.875% due 02/01/2029		679	817

HealthEquity, Inc.
4.500% due 10/01/2029 (b)		1,100	1,118

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		6,375	6,287
3.750% due 05/01/2029		5,000	5,056
4.000% due 05/01/2031		1,375	1,397
5.750% due 05/01/2028		1,200	1,294

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031		1,100	1,106
5.000% due 06/01/2029		1,675	1,711

Hilton Worldwide Finance LLC
4.875% due 04/01/2027		582	602

Hologic, Inc.
3.250% due 02/15/2029		2,650	2,655

Hyatt Hotels Corp.
1.100% (SOFRRATE + 1.050%) due 10/01/2023 ~(b)		1,400	1,402
1.300% due 10/01/2023 (b)		1,000	1,001
3.120% (US0003M + 3.000%) due 09/01/2022 ~		4,950	4,956

Hyundai Capital America
1.150% due 11/10/2022		1,000	1,006

iHeartCommunications, Inc.
6.375% due 05/01/2026		529	559
8.375% due 05/01/2027		959	1,026

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	2,200	2,593

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		1,200	1,429

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,000	1,044

IHS Markit Ltd.
3.625% due 05/01/2024		170	181
4.000% due 03/01/2026		300	330
4.250% due 05/01/2029		400	456
4.750% due 02/15/2025		2,175	2,409
4.750% due 08/01/2028		345	404

Illuminate Buyer LLC
9.000% due 07/01/2028		75	83

Imola Merger Corp.
4.750% due 05/15/2029		2,325	2,408

Indigo Merger Sub, Inc.
2.875% due 07/15/2026		300	303

Industrias Penoles S.A.B. de C.V.
4.150% due 09/12/2029		700	769
4.750% due 08/06/2050		800	886

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	900	1,054
3.375% due 01/15/2026		$1,100	1,112

Infor, Inc.
1.750% due 07/15/2025		900	912

Ingevity Corp.
3.875% due 11/01/2028		1,110	1,109

Innophos Holdings, Inc.
9.375% due 02/15/2028		1,130	1,223

Intelligent Packaging Ltd. Finco, Inc.
6.000% due 09/15/2028		2,150	2,256

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(d)		387	102

Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024 ^(d)		6,855	3,919

International Flavors & Fragrances, Inc.
2.300% due 11/01/2030		2,000	1,984
3.468% due 12/01/2050		1,320	1,388

International Game Technology PLC
5.250% due 01/15/2029		2,000	2,140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IQVIA, Inc.
5.000% due 05/15/2027		$1,000	$1,040

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (c)		575	587

Jaguar Holding Co.
4.625% due 06/15/2025		360	374

Jaguar Land Rover Automotive PLC
4.500% due 07/15/2028	EUR	3,000	3,435
5.875% due 11/15/2024		2,900	3,589
6.875% due 11/15/2026 (k)		2,600	3,362
7.750% due 10/15/2025		$1,600	1,729

Jazz Securities DAC
4.375% due 01/15/2029		1,000	1,038

JELD-WEN, Inc.
4.625% due 12/15/2025		100	102

JetBlue Pass-Through Trust
4.000% due 05/15/2034		1,857	2,027

John Lewis PLC
4.250% due 12/18/2034	GBP	800	1,127

Kansas City Southern
3.500% due 05/01/2050		$500	527
4.200% due 11/15/2069		270	315

Kimberly-Clark de Mexico S.A.B. de C.V.
2.431% due 07/01/2031		1,800	1,796

Kinder Morgan, Inc.
7.750% due 01/15/2032		10,100	14,503
7.800% due 08/01/2031		2,300	3,288

Kraft Heinz Foods Co.
3.875% due 05/15/2027		1,000	1,092
4.250% due 03/01/2031		900	1,018
4.375% due 06/01/2046		7,600	8,663
5.000% due 07/15/2035		2,125	2,616
5.000% due 06/04/2042		2,800	3,440
5.200% due 07/15/2045		4,180	5,244
6.875% due 01/26/2039		1,000	1,478

Kronos Acquisition Holdings, Inc.
5.000% due 12/31/2026		100	100
7.000% due 12/31/2027		700	672

LABL, Inc.
6.750% due 07/15/2026		120	126

Lamar Media Corp.
3.625% due 01/15/2031		650	651
3.750% due 02/15/2028		1,050	1,081
4.000% due 02/15/2030		300	309

Lamb Weston Holdings, Inc.
4.875% due 05/15/2028		1,000	1,101

Las Vegas Sands Corp.
3.200% due 08/08/2024		640	657
3.500% due 08/18/2026		1,700	1,737
3.900% due 08/08/2029		1,200	1,224

LBM Acquisition LLC
6.250% due 01/15/2029		2,100	2,102

Legacy LifePoint Health LLC
4.375% due 02/15/2027		600	599

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026		425	436

Leidos, Inc.
2.300% due 02/15/2031		825	807
4.375% due 05/15/2030		330	373

Lenovo Group Ltd.
3.421% due 11/02/2030		3,000	3,129

Level 3 Financing, Inc.
3.400% due 03/01/2027		600	633
3.625% due 01/15/2029		4,850	4,704
3.750% due 07/15/2029		1,825	1,766
3.875% due 11/15/2029		980	1,049
4.250% due 07/01/2028		900	908

Leviathan Bond Ltd.
5.750% due 06/30/2023		2,000	2,085
6.500% due 06/30/2027		1,470	1,619

LifePoint Health, Inc.
5.375% due 01/15/2029		1,875	1,827

Lithia Motors, Inc.
3.875% due 06/01/2029		1,850	1,923

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Live Nation Entertainment, Inc.
3.750% due 01/15/2028		$1,210	$1,204
4.750% due 10/15/2027		310	315

LogMeIn, Inc.
5.500% due 09/01/2027		1,700	1,732

LSF9 Atlantis Holdings LLC
7.750% due 02/15/2026		1,550	1,609

Madison IAQ LLC
5.875% due 06/30/2029		1,100	1,110

Marriott International, Inc.
3.500% due 10/15/2032		2,210	2,350
4.625% due 06/15/2030		300	343

Marriott Ownership Resorts, Inc.
4.500% due 06/15/2029		675	684
4.750% due 01/15/2028		150	153
6.125% due 09/15/2025		920	973

Marvell Technology, Inc.
4.200% due 06/22/2023		331	350

Masco Corp.
4.500% due 05/15/2047		490	590

Masonite International Corp.
3.500% due 02/15/2030		5,400	5,366

Matador Resources Co.
5.875% due 09/15/2026		210	217

Mattel, Inc.
3.375% due 04/01/2026		875	903
3.750% due 04/01/2029		725	757
5.875% due 12/15/2027		400	434

MEG Energy Corp.
5.875% due 02/01/2029		475	486
7.125% due 02/01/2027		1,100	1,156

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		700	703
5.250% due 04/26/2026		1,700	1,720
5.375% due 12/04/2029		5,900	6,006
5.625% due 07/17/2027		1,630	1,657
5.750% due 07/21/2028		200	205

Mercer International, Inc.
5.125% due 02/01/2029		1,500	1,534

MGM China Holdings Ltd.
4.750% due 02/01/2027		3,900	3,841
5.250% due 06/18/2025		300	303
5.375% due 05/15/2024		1,650	1,673
5.875% due 05/15/2026		2,125	2,166

MGM Resorts International
5.500% due 04/15/2027		1,110	1,206
7.750% due 03/15/2022		1,055	1,085

Midas OpCo Holdings LLC
5.625% due 08/15/2029		3,000	3,108

Midwest Gaming Borrower LLC
4.875% due 05/01/2029		1,575	1,606

Mileage Plus Holdings LLC
6.500% due 06/20/2027		900	980

Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	2,589

MMK International Capital DAC
4.375% due 06/13/2024		$3,300	3,524

Mozart Debt Merger Sub, Inc.
5.250% due 10/01/2029 (b)		1,300	1,300

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		2,175	2,172

MPLX LP
3.500% due 12/01/2022		200	206
4.250% due 12/01/2027		100	112

MSCI, Inc.
3.625% due 09/01/2030		200	207
4.000% due 11/15/2029		1,590	1,685

National Fuel Gas Co.
2.950% due 03/01/2031		800	811

NCL Corp. Ltd.
3.625% due 12/15/2024		2,120	2,017
10.250% due 02/01/2026		910	1,046

NCR Corp.
5.000% due 10/01/2028		3,740	3,826
5.250% due 10/01/2030		1,050	1,103

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	61

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NESCO Holdings, Inc.
5.500% due 04/15/2029		$1,400	$1,454

Netflix, Inc.
3.625% due 05/15/2027	EUR	4,550	6,098
3.625% due 06/15/2030		1,000	1,391
3.875% due 11/15/2029		2,000	2,809
4.875% due 06/15/2030		$880	1,037
5.375% due 11/15/2029		780	946
5.500% due 02/15/2022		300	305
5.875% due 11/15/2028		4,900	6,011

New Albertson’s LP
6.570% due 02/23/2028		800	878

Newell Brands, Inc.
4.875% due 06/01/2025		480	530

Nexstar Broadcasting, Inc.
5.625% due 07/15/2027		450	477

Nidda Healthcare Holding GmbH
3.500% due 09/30/2024	EUR	1,000	1,153

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025		$68	70

Nielsen Finance LLC
4.750% due 07/15/2031		850	828
5.625% due 10/01/2028		2,600	2,701
5.875% due 10/01/2030		1,620	1,708

Nissan Motor Co. Ltd.
3.201% due 09/17/2028	EUR	1,500	1,954
4.345% due 09/17/2027		$3,000	3,298
4.810% due 09/17/2030		4,880	5,492

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (c)		682	758

Nokia Oyj
4.375% due 06/12/2027		240	264

Northriver Midstream Finance LP
5.625% due 02/15/2026		2,350	2,449

NortonLifeLock, Inc.
5.000% due 04/15/2025		185	188

Novelis Corp.
3.250% due 11/15/2026		600	609
3.875% due 08/15/2031		400	396

NuStar Logistics LP
5.750% due 10/01/2025		1,800	1,942
6.375% due 10/01/2030		1,310	1,443

NVR, Inc.
3.000% due 05/15/2030		940	984

NXP BV
3.150% due 05/01/2027		200	213
3.875% due 06/18/2026		1,400	1,543
4.625% due 06/01/2023		1,800	1,915

Occidental Petroleum Corp.
3.200% due 08/15/2026		100	102
3.500% due 08/15/2029		113	115
4.400% due 08/15/2049		100	98
4.625% due 06/15/2045		765	784
5.500% due 12/01/2025 (i)		4,325	4,795
5.875% due 09/01/2025		2,500	2,805
6.375% due 09/01/2028		3,980	4,662
6.450% due 09/15/2036		250	315
6.625% due 09/01/2030		1,990	2,455
8.000% due 07/15/2025		3,450	4,126
8.875% due 07/15/2030		3,340	4,541

Odebrecht Oil & Gas Finance Ltd.
0.000% due 11/01/2021 (f)(g)		3,197	28

Olympus Water U.S. Holding Corp.
3.875% due 10/01/2028 (b)	EUR	1,750	2,032
4.250% due 10/01/2028 (b)		$2,200	2,171

ON Semiconductor Corp.
3.875% due 09/01/2028		1,820	1,881

Open Text Holdings, Inc.
4.125% due 02/15/2030		160	165

Oracle Corp.
3.600% due 04/01/2040		2,110	2,191
3.600% due 04/01/2050		4,700	4,715
3.800% due 11/15/2037		600	648
3.850% due 04/01/2060		4,700	4,787
3.950% due 03/25/2051 (i)		1,000	1,057
4.000% due 11/15/2047		3,000	3,209

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Organon & Co.
4.125% due 04/30/2028	$8,500	$8,681
5.125% due 04/30/2031	1,900	1,998

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028	468	502
7.375% due 06/01/2025	78	82

Outfront Media Capital LLC
4.250% due 01/15/2029	950	943
4.625% due 03/15/2030	80	80
5.000% due 08/15/2027	460	472

Owens & Minor, Inc.
4.500% due 03/31/2029	165	167

Pactiv Evergreen Group Issuer LLC
4.375% due 10/15/2028	1,000	1,005

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027	3,075	3,048

Panasonic Corp.
2.536% due 07/19/2022	800	812

Papa John’s International, Inc.
3.875% due 09/15/2029	800	797

Patterson-UTI Energy, Inc.
3.950% due 02/01/2028	100	101

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023	1,300	1,368

Pelabuhan Indonesia PT
5.375% due 05/05/2045	2,000	2,367

Penske Truck Leasing Co. LP
2.700% due 11/01/2024	110	116
3.350% due 11/01/2029	100	107
3.450% due 07/01/2024	1,610	1,716

Performance Food Group, Inc.
4.250% due 08/01/2029	1,000	1,004
5.500% due 10/15/2027	450	472
6.875% due 05/01/2025	800	849

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030	600	621

Pertamina Persero PT
4.150% due 02/25/2060	1,000	992
4.175% due 01/21/2050	1,500	1,515
4.700% due 07/30/2049	3,000	3,252
5.625% due 05/20/2043	3,900	4,638
6.500% due 05/27/2041	3,000	3,882
6.500% due 11/07/2048	3,500	4,655

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(d)	11,221	673
5.500% due 04/12/2037 ^(d)	47,485	2,778

Petroleos Mexicanos
5.950% due 01/28/2031	1,000	971
6.350% due 02/12/2048	4,393	3,719
6.375% due 01/23/2045	8,510	7,249
6.490% due 01/23/2027	1,660	1,756
6.500% due 03/13/2027	5,350	5,658
6.625% due 06/15/2035	6,010	5,711
6.625% due 06/15/2038	6,400	5,892
6.750% due 09/21/2047	12,901	11,272
6.840% due 01/23/2030	2,750	2,844
6.950% due 01/28/2060	8,626	7,550
7.690% due 01/23/2050	23,620	22,398

Petronas Capital Ltd.
4.550% due 04/21/2050	3,900	4,792

Petrorio Luxembourg SARL
6.125% due 06/09/2026	1,800	1,815

PetSmart, Inc.
4.750% due 02/15/2028	1,950	2,006
7.750% due 02/15/2029	800	874

Picasso Finance Sub, Inc.
6.125% due 06/15/2025	518	548

Pilgrim’s Pride Corp.
5.875% due 09/30/2027	400	426

PM General Purchaser LLC
9.500% due 10/01/2028	1,200	1,269

Post Holdings, Inc.
4.500% due 09/15/2031	2,225	2,201
4.625% due 04/15/2030	2,850	2,876
5.625% due 01/15/2028	200	210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Premier Entertainment Sub LLC
5.625% due 09/01/2029		$400	$405
5.875% due 09/01/2031		3,000	3,035

Presidio Holdings, Inc.
4.875% due 02/01/2027		1,785	1,845
8.250% due 02/01/2028		460	496

Prestige Brands, Inc.
3.750% due 04/01/2031		850	821
5.125% due 01/15/2028		100	104

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		2,650	2,845

Prime Security Services Borrower LLC
3.375% due 08/31/2027		3,400	3,266
5.750% due 04/15/2026		790	856
6.250% due 01/15/2028		810	838

Prosus NV
1.539% due 08/03/2028	EUR	1,500	1,763
1.985% due 07/13/2033		2,350	2,664
2.031% due 08/03/2032		1,100	1,272
3.061% due 07/13/2031		$1,850	1,808
3.680% due 01/21/2030		1,200	1,246
3.832% due 02/08/2051		2,000	1,824
4.027% due 08/03/2050		900	845

PTC, Inc.
4.000% due 02/15/2028		200	206

Qatar Petroleum
3.125% due 07/12/2041		3,000	3,004

Quanta Services, Inc.
2.900% due 10/01/2030		975	1,009

Radiate Holdco LLC
4.500% due 09/15/2026		4,000	4,135
6.500% due 09/15/2028		1,200	1,225

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		1,257	1,431
6.332% due 09/30/2027		500	572

Rattler Midstream LP
5.625% due 07/15/2025		750	782

Raytheon Technologies Corp.
3.650% due 08/16/2023		54	57

RCS & RDS S.A.
3.250% due 02/05/2028	EUR	700	812

Rede D’or Finance SARL
4.500% due 01/22/2030		$1,048	1,045

RELX Capital, Inc.
3.000% due 05/22/2030		500	531

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		800	842

Resolute Forest Products, Inc.
4.875% due 03/01/2026		275	280

Rockcliff Energy LLC
5.500% due 10/15/2029 (b)		900	915

Rockies Express Pipeline LLC
3.600% due 05/15/2025		70	72
4.800% due 05/15/2030		1,430	1,491

Roller Bearing Co. of America, Inc.
4.375% due 10/15/2029 (b)		1,000	1,026

Rolls-Royce PLC
4.625% due 02/16/2026	EUR	1,000	1,286
5.750% due 10/15/2027		$1,000	1,106
5.750% due 10/15/2027	GBP	2,550	3,827

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		$500	544
11.500% due 06/01/2025		775	885

RP Escrow Issuer LLC
5.250% due 12/15/2025		925	953

S&P Global, Inc.
3.250% due 12/01/2049		700	755

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		2,000	2,307
5.625% due 03/01/2025		7,544	8,565
5.750% due 05/15/2024		3,400	3,788

Sabre GLBL, Inc.
7.375% due 09/01/2025		730	779

62	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sands China Ltd.
2.850% due 03/08/2029		$3,300	$3,180
3.250% due 08/08/2031		2,100	2,031
3.800% due 01/08/2026		1,000	1,032
5.125% due 08/08/2025		2,100	2,264
5.400% due 08/08/2028		3,600	3,980

Santos Finance Ltd.
3.649% due 04/29/2031		1,100	1,121

Sasol Financing USA LLC
4.375% due 09/18/2026		1,800	1,828
5.875% due 03/27/2024		5,300	5,594

Saudi Arabian Oil Co.
2.250% due 11/24/2030		800	785
3.250% due 11/24/2050		550	526
3.500% due 11/24/2070		2,000	1,886

Scientific Games International, Inc.
7.000% due 05/15/2028		50	54
7.250% due 11/15/2029		200	225
8.625% due 07/01/2025		1,190	1,290

Scripps Escrow, Inc.
3.875% due 01/15/2029		500	502
5.875% due 07/15/2027		475	488

Seagate HDD Cayman
3.125% due 07/15/2029		2,000	1,937
3.375% due 07/15/2031		2,250	2,197
4.125% due 01/15/2031		470	492

Sensata Technologies BV
4.000% due 04/15/2029		2,175	2,217

Shift4 Payments LLC
4.625% due 11/01/2026		600	627

SIG Combibloc PurchaseCo SARL
1.875% due 06/18/2023	EUR	1,400	1,671
2.125% due 06/18/2025		1,400	1,715

Simmons Foods, Inc.
4.625% due 03/01/2029		$250	252

Sinclair Television Group, Inc.
4.125% due 12/01/2030		1,125	1,101

Sirius XM Radio, Inc.
3.875% due 09/01/2031		1,300	1,272
4.125% due 07/01/2030		2,740	2,756

Smith & Nephew PLC
2.032% due 10/14/2030		1,700	1,660

Southern Co.
3.700% due 04/30/2030		3,200	3,515

Southwestern Energy Co.
5.375% due 02/01/2029		660	707

Spectrum Brands, Inc.
3.875% due 03/15/2031		350	354
5.500% due 07/15/2030		1,850	2,051

Speedway Motorsports LLC
4.875% due 11/01/2027		950	971

Spirit AeroSystems, Inc.
7.500% due 04/15/2025		2,400	2,544

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031		81	80
4.100% due 10/01/2029		321	337

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		1,050	1,123
5.152% due 09/20/2029		2,200	2,517

Square, Inc.
2.750% due 06/01/2026		1,325	1,345
3.500% due 06/01/2031		1,650	1,695

SRS Distribution, Inc.
4.625% due 07/01/2028		1,325	1,353
6.125% due 07/01/2029		400	413

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	3,990	4,570
3.375% due 01/15/2031		$4,810	4,584
4.375% due 07/15/2030		800	817
4.750% due 01/15/2028		1,200	1,247
5.000% due 02/15/2027		970	1,002

Staples, Inc.
7.500% due 04/15/2026		1,931	1,961

Station Casinos LLC
4.500% due 02/15/2028		1,220	1,241

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stericycle, Inc.
3.875% due 01/15/2029	$1,425	$1,435

Stevens Holding Co., Inc.
6.125% due 10/01/2026	240	259

Stryker Corp.
2.900% due 06/15/2050	600	600

Studio City Finance Ltd.
5.000% due 01/15/2029	1,550	1,431

Suburban Propane Partners LP
5.000% due 06/01/2031	1,075	1,117

Sunoco LP
4.500% due 05/15/2029	1,875	1,904

Superior Plus LP
4.500% due 03/15/2029	800	827

Switch Ltd.
3.750% due 09/15/2028	1,960	1,992

Syneos Health, Inc.
3.625% due 01/15/2029	1,050	1,048

T-Mobile USA, Inc.
1.500% due 02/15/2026	700	703
2.050% due 02/15/2028	2,300	2,320
2.250% due 02/15/2026	1,300	1,316
2.550% due 02/15/2031	1,105	1,110
2.625% due 02/15/2029	25	25
2.875% due 02/15/2031	2,435	2,459
3.000% due 02/15/2041	1,300	1,259
3.300% due 02/15/2051	1,000	969
3.500% due 04/15/2031	2,675	2,824
3.750% due 04/15/2027	760	838
3.875% due 04/15/2030	5,010	5,535
4.750% due 02/01/2028	2,092	2,225
5.375% due 04/15/2027	945	994

Teck Resources Ltd.
3.900% due 07/15/2030 (k)	700	761

TEGNA, Inc.
4.625% due 03/15/2028	2,110	2,160
4.750% due 03/15/2026	1,000	1,044

Teleflex, Inc.
4.625% due 11/15/2027	200	209

Telesat Canada
4.875% due 06/01/2027	320	295
6.500% due 10/15/2027	350	304

Tencent Holdings Ltd.
2.985% due 01/19/2023	300	308
3.240% due 06/03/2050	1,200	1,132
3.290% due 06/03/2060	1,000	934
3.595% due 01/19/2028	1,000	1,072
3.925% due 01/19/2038	200	213
3.940% due 04/22/2061	2,000	2,143

Tenet Healthcare Corp.
4.250% due 06/01/2029	2,000	2,032
4.625% due 06/15/2028	1,560	1,618
6.125% due 10/01/2028	1,010	1,062

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	2,000	2,070
7.000% due 10/15/2028	300	388

TK Elevator U.S., Newco, Inc.
5.250% due 07/15/2027	1,500	1,574

Topaz Solar Farms LLC
5.750% due 09/30/2039	499	600

TopBuild Corp.
3.625% due 03/15/2029	225	227
4.125% due 02/15/2032 (b)	1,600	1,620

TransDigm, Inc.
4.625% due 01/15/2029	375	375

Transocean Guardian Ltd.
5.875% due 01/15/2024	3,642	3,628

Transocean Pontus Ltd.
6.125% due 08/01/2025	4,730	4,745

Transocean, Inc.
7.250% due 11/01/2025	470	392
8.000% due 02/01/2027	891	702

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031	800	802

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Travel + Leisure Co.
4.625% due 03/01/2030		$1,100	$1,132
5.650% due 04/01/2024		9,291	10,049
6.000% due 04/01/2027		188	209

TreeHouse Foods, Inc.
4.000% due 09/01/2028		1,400	1,372

TripAdvisor, Inc.
7.000% due 07/15/2025		860	913

Triumph Group, Inc.
8.875% due 06/01/2024		2,323	2,558

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		244	229

Twilio, Inc.
3.625% due 03/15/2029		1,800	1,844
3.875% due 03/15/2031		375	384

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		68	70

U.S. Foods, Inc.
4.750% due 02/15/2029		600	617
6.250% due 04/15/2025		200	210

U.S. Renal Care, Inc.
10.625% due 07/15/2027		2,186	2,326

Uber Technologies, Inc.
4.500% due 08/15/2029		1,375	1,387

Unifrax Escrow Issuer Corp.
5.250% due 09/30/2028		1,400	1,419
7.500% due 09/30/2029		700	718

United Airlines Pass-Through Trust
2.700% due 11/01/2033		288	293
2.900% due 11/01/2029		621	620
3.100% due 01/07/2030		138	144
3.500% due 09/01/2031		429	454
4.150% due 02/25/2033		901	973
5.875% due 04/15/2029		4,981	5,584

United Airlines, Inc.
4.375% due 04/15/2026		4,280	4,398
4.625% due 04/15/2029		2,075	2,147

United Group BV
4.875% due 07/01/2024	EUR	400	470

UnitedHealth Group, Inc.
2.900% due 05/15/2050		$500	502
3.125% due 05/15/2060		270	277

Univision Communications, Inc.
4.500% due 05/01/2029		2,100	2,137
5.125% due 02/15/2025		2,000	2,032
6.625% due 06/01/2027		4,170	4,535
9.500% due 05/01/2025		700	761

Urban One, Inc.
7.375% due 02/01/2028		300	322

Vail Resorts, Inc.
6.250% due 05/15/2025		300	318

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (c)		1,384	1,438

Vale Overseas Ltd.
3.750% due 07/08/2030		1,360	1,411
6.875% due 11/10/2039		550	745

Valvoline, Inc.
3.625% due 06/15/2031		1,375	1,360

Verisure Holding AB
3.250% due 02/15/2027	EUR	2,000	2,332

Veritas U.S., Inc.
7.500% due 09/01/2025		$1,040	1,083

ViaSat, Inc.
5.625% due 09/15/2025		500	507
5.625% due 04/15/2027		380	397
6.500% due 07/15/2028		1,570	1,656

Viavi Solutions, Inc.
3.750% due 10/01/2029		1,000	1,003

Viking Cruises Ltd.
7.000% due 02/15/2029		1,200	1,215
13.000% due 05/15/2025		2,530	2,916

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		400	401

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	63

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vine Energy Holdings LLC
6.750% due 04/15/2029		$775	$837

Viper Energy Partners LP
5.375% due 11/01/2027		440	460

Virgin Media Finance PLC
3.750% due 07/15/2030	EUR	680	800
5.000% due 07/15/2030		$2,700	2,772

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	6,800	9,277
5.000% due 04/15/2027		2,900	4,055
5.250% due 05/15/2029		100	143
5.500% due 05/15/2029		$6,710	7,081

Virgin Media Vendor Financing Notes DAC
4.875% due 07/15/2028	GBP	3,100	4,267

Vmed O2 UK Financing PLC
3.250% due 01/31/2031	EUR	2,900	3,453
4.250% due 01/31/2031		$3,550	3,546

VMware, Inc.
3.900% due 08/21/2027		280	312

VOC Escrow Ltd.
5.000% due 02/15/2028		1,921	1,898

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021		200	201

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	400	476

Walt Disney Co.
3.600% due 01/13/2051		$250	279
3.800% due 05/13/2060		1,000	1,157

WESCO Distribution, Inc.
7.125% due 06/15/2025		2,160	2,308
7.250% due 06/15/2028		3,400	3,770

Western Digital Corp.
4.750% due 02/15/2026		2,230	2,473

Western Midstream Operating LP
4.350% due 02/01/2025		200	211
5.300% due 02/01/2030		2,240	2,478

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028		100	115

White Cap Buyer LLC
6.875% due 10/15/2028		875	924

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (c)		700	724

Williams Scotsman International, Inc.
4.625% due 08/15/2028		1,700	1,773

Windstream Escrow LLC
7.750% due 08/15/2028		1,000	1,046

WMG Acquisition Corp.
3.000% due 02/15/2031		1,280	1,251
3.875% due 07/15/2030		860	895

WR Grace Holdings LLC
4.875% due 06/15/2027		3,810	3,924

WRKCo, Inc.
3.750% due 03/15/2025		372	403
3.900% due 06/01/2028		1,110	1,239
4.000% due 03/15/2028		464	519
4.200% due 06/01/2032		100	115

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028		2,760	2,885

Wynn Las Vegas LLC
4.250% due 05/30/2023		3,200	3,229
5.250% due 05/15/2027		2,600	2,630
5.500% due 03/01/2025		1,225	1,251

Wynn Macau Ltd.
5.500% due 01/15/2026		2,620	2,545
5.500% due 10/01/2027		400	383
5.625% due 08/26/2028		5,550	5,291

Wynn Resorts Finance LLC
5.125% due 10/01/2029		1,330	1,342
7.750% due 04/15/2025		700	739

Yara International ASA
3.148% due 06/04/2030		290	306
4.750% due 06/01/2028		970	1,120

Yellowstone Energy LP
5.750% due 12/31/2026 «		2,161	2,385

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Yum! Brands, Inc.
3.625% due 03/15/2031	$310	$312
4.625% due 01/31/2032	2,800	2,992

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	3,370	3,358
6.125% due 03/01/2028	1,200	1,218

Ziggo Bond Co. BV
5.125% due 02/28/2030	600	616

Ziggo BV
4.875% due 01/15/2030	5,500	5,679

ZoomInfo Technologies LLC
3.875% due 02/01/2029	1,000	996

		1,485,628

UTILITIES 5.8%

Alabama Power Co.
1.450% due 09/15/2030	1,570	1,492

Ameren Illinois Co.
3.250% due 03/15/2050	300	320

AT&T, Inc.
2.250% due 02/01/2032	1,000	974
2.550% due 12/01/2033	547	539
2.750% due 06/01/2031	2,000	2,055
3.300% due 02/01/2052	870	844
3.500% due 06/01/2041	2,000	2,056
3.500% due 09/15/2053	2,526	2,505
3.500% due 02/01/2061	1,000	959
3.550% due 09/15/2055	10,091	9,971
3.650% due 06/01/2051	490	500
3.650% due 09/15/2059	6,552	6,547
3.800% due 12/01/2057	1,157	1,184
4.300% due 02/15/2030	1,600	1,837

Atlantica Sustainable Infrastructure PLC
4.125% due 06/15/2028	300	310

Avangrid, Inc.
3.150% due 12/01/2024	300	320

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024	200	211

Blue Racer Midstream LLC
7.625% due 12/15/2025	325	352

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025	600	598
4.625% due 02/04/2030	1,700	1,691

Clearway Energy Operating LLC
3.750% due 02/15/2031	2,115	2,123
4.750% due 03/15/2028	420	445
5.000% due 09/15/2026	100	103

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	475	555

Crestwood Midstream Partners LP
6.000% due 02/01/2029	1,925	2,017

CrownRock LP
5.000% due 05/01/2029	625	653

Duke Energy Carolinas LLC
3.700% due 12/01/2047	100	111

Duke Energy Florida LLC
1.750% due 06/15/2030	900	874

Edison International
3.125% due 11/15/2022	900	923
3.550% due 11/15/2024	400	424

Electricite de France S.A.
5.250% due 10/13/2055	300	399

Endeavor Energy Resources LP
5.500% due 01/30/2026	200	209
6.625% due 07/15/2025	1,550	1,635

Enel Finance International NV
2.250% due 07/12/2031	1,700	1,679
2.650% due 09/10/2024	4,400	4,612
3.625% due 05/25/2027	4,000	4,431
6.000% due 10/07/2039	1,300	1,797

Entergy Corp.
2.950% due 09/01/2026	100	106

Entergy Texas, Inc.
1.750% due 03/15/2031	2,000	1,897

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eskom Holdings SOC Ltd.
6.350% due 08/10/2028		$3,800	$4,073
6.750% due 08/06/2023		1,000	1,035

Exelon Corp.
4.050% due 04/15/2030		580	658
4.700% due 04/15/2050		200	253

FEL Energy SARL
5.750% due 12/01/2040		5,271	5,523

FirstEnergy Corp.
2.250% due 09/01/2030		280	271

FirstEnergy Transmission LLC
2.866% due 09/15/2028		2,000	2,089

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		11,500	11,872
6.000% due 11/27/2023		400	440

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029		4,800	4,718
3.250% due 02/25/2030		7,230	7,210

Genesis Energy LP
8.000% due 01/15/2027		1,525	1,546

India Green Energy Holdings
5.375% due 04/29/2024		1,200	1,249

IPALCO Enterprises, Inc.
3.700% due 09/01/2024		780	834
4.250% due 05/01/2030		200	225

Kentucky Utilities Co.
3.300% due 06/01/2050		100	105

Lumen Technologies, Inc.
4.000% due 02/15/2027		580	593

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028		650	729

Narragansett Electric Co.
3.395% due 04/09/2030		600	650

NextEra Energy Capital Holdings, Inc.
2.200% due 12/02/2026	AUD	6,900	5,060

NGPL PipeCo LLC
4.875% due 08/15/2027		$1,602	1,819
7.768% due 12/15/2037		439	630

NiSource, Inc.
3.600% due 05/01/2030		800	878

ONEOK, Inc.
6.350% due 01/15/2031		1,000	1,282
7.500% due 09/01/2023		1,498	1,667

Pacific Gas & Electric Co.
1.500% (US0003M + 1.375%) due 11/15/2021 ~		5,000	5,002
1.750% due 06/16/2022		1,700	1,697
2.100% due 08/01/2027		300	293
2.500% due 02/01/2031		1,400	1,334
2.950% due 03/01/2026 ^		400	411
3.150% due 01/01/2026		910	941
3.250% due 06/15/2023 ^		300	308
3.250% due 06/01/2031		250	249
3.300% due 03/15/2027 ^		700	727
3.300% due 12/01/2027 ^		2,600	2,678
3.400% due 08/15/2024 ^		600	623
3.450% due 07/01/2025		50	52
3.500% due 06/15/2025 ^		1,210	1,262
3.500% due 08/01/2050		1,190	1,085
3.750% due 02/15/2024 ^		890	929
3.750% due 07/01/2028		150	157
3.750% due 08/15/2042 ^		100	91
3.950% due 12/01/2047 ^		500	482
4.200% due 06/01/2041		500	492
4.250% due 08/01/2023		100	105
4.250% due 03/15/2046 ^		100	99
4.300% due 03/15/2045 ^		600	593
4.450% due 04/15/2042 ^		500	499
4.500% due 07/01/2040		1,400	1,431
4.550% due 07/01/2030		541	585
4.600% due 06/15/2043 ^		300	300
4.650% due 08/01/2028		600	657
4.950% due 07/01/2050		441	469

Pattern Energy Operations LP
4.500% due 08/15/2028		720	751

Pedernales Electric Cooperative, Inc.
5.952% due 11/15/2022		122	125

64	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petrobras Global Finance BV
5.093% due 01/15/2030		$30,461	$32,244
7.375% due 01/17/2027		700	845

PLT Finance SARL
4.625% due 01/05/2026	EUR	1,000	1,194

PT Perusahaan Listrik Negara
3.000% due 06/30/2030		$5,200	5,199
4.000% due 06/30/2050		5,400	5,184
4.125% due 05/15/2027		600	651
4.375% due 02/05/2050		1,000	1,007
4.875% due 07/17/2049		3,000	3,211
6.150% due 05/21/2048		2,820	3,488
6.250% due 01/25/2049		2,000	2,533

Rio Oil Finance Trust
8.200% due 04/06/2028		2,313	2,674
9.250% due 07/06/2024		8,350	9,170

S.A. Global Sukuk Ltd.
2.694% due 06/17/2031		2,850	2,880

San Diego Gas & Electric Co.
1.700% due 10/01/2030		1,900	1,831

Sinopec Group Overseas Development Ltd.
3.500% due 05/03/2026		8,400	9,118
3.625% due 04/12/2027		10,100	11,057

Southern California Edison Co.
2.850% due 08/01/2029		100	104
3.650% due 02/01/2050		1,475	1,510
3.700% due 08/01/2025		230	250
4.650% due 10/01/2043		800	925
4.875% due 03/01/2049		300	359
5.625% due 02/01/2036		1,000	1,263
6.650% due 04/01/2029		200	245

Southern California Gas Co.
2.550% due 02/01/2030		800	822

Southern Gas Corridor CJSC
6.875% due 03/24/2026		8,480	10,013

Sprint Communications, Inc.
6.000% due 11/15/2022		900	947
11.500% due 11/15/2021		100	101

Sprint Corp.
7.125% due 06/15/2024		10,425	11,879
7.625% due 02/15/2025		9,940	11,632
7.625% due 03/01/2026		3,725	4,518
7.875% due 09/15/2023		7,455	8,339

Systems Energy Resources, Inc.
2.140% due 12/09/2025		1,200	1,221

Talen Energy Supply LLC
6.625% due 01/15/2028		300	279
7.250% due 05/15/2027		1,320	1,248

Tallgrass Energy Partners LP
6.000% due 12/31/2030		2,775	2,847
7.500% due 10/01/2025		760	824

Targa Resources Partners LP
4.000% due 01/15/2032		775	802
4.875% due 02/01/2031		5,445	5,881
6.875% due 01/15/2029		380	426

Telecom Italia Capital S.A.
7.200% due 07/18/2036		100	123
7.721% due 06/04/2038		150	192

Verizon Communications, Inc.
2.550% due 03/21/2031		1,800	1,823
2.987% due 10/30/2056		3,400	3,147
3.550% due 03/22/2051		1,400	1,478
3.700% due 03/22/2061		150	159

Vodafone Group PLC
4.375% due 02/19/2043		3,100	3,607
4.875% due 06/19/2049		930	1,162
5.125% due 06/19/2059		700	916
5.250% due 05/30/2048		1,000	1,296
7.875% due 02/15/2030		300	425

VTR Comunicaciones SpA
5.125% due 01/15/2028		1,836	1,951

			315,094

Total Corporate Bonds & Notes (Cost $2,676,522)			2,744,109

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%

California State Public Works Board Revenue Notes, Series 2011
5.786% due 12/01/2021	$56	$56

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	35	35
6.899% due 12/01/2040	720	1,020

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022	65	66

		1,121

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	1,575	1,589

Total Municipal Bonds & Notes (Cost $2,708)		2,766

U.S. GOVERNMENT AGENCIES 3.5%

Fannie Mae
0.537% due 10/18/2030 •	1	1
4.564% due 09/25/2040 •(a)	521	67
5.714% due 09/25/2037 •(a)	609	102
6.500% due 06/25/2028	25	28
6.850% due 12/18/2027	14	15

Freddie Mac
0.584% due 09/15/2030 •	5	5
1.292% due 10/25/2044 •	36	36
1.299% due 02/25/2045 •	6	6
1.492% due 07/25/2044 •	60	62
6.500% due 07/25/2043	5	5

Ginnie Mae
1.875% (H15T1Y + 1.500%) due 05/20/2026 ~	5	6
2.000% (H15T1Y + 1.500%) due 03/20/2026 ~	3	3
2.125% (H15T1Y + 1.500%) due 11/20/2023 ~	2	2
2.125% due 11/20/2026 - 11/20/2027 •	8	9
2.250% (H15T1Y + 1.500%) due 07/20/2026 ~	4	4
6.112% due 09/16/2042 ~	198	199

Small Business Administration
4.340% due 03/01/2024	7	7
5.080% due 11/01/2022	10	10
5.130% due 09/01/2023	1	1

Uniform Mortgage-Backed Security
3.000% due 02/01/2047	792	838
3.500% due 11/01/2045 -10/01/2048	9,640	10,242
4.000% due 07/01/2048 - 10/01/2049	5,569	5,968
5.000% due 11/01/2035	26	30

Uniform Mortgage-Backed Security, TBA
3.500% due 11/01/2051 - 12/01/2051	118,000	124,951
4.000% due 11/01/2051	48,100	51,592

Total U.S. Government Agencies (Cost $193,154)		194,189

U.S. TREASURY OBLIGATIONS 12.6%

U.S. Treasury Bonds
1.625% due 11/15/2050	27,320	24,553
1.875% due 02/15/2041	75,000	73,389
2.875% due 05/15/2043	12,532	14,385
2.875% due 05/15/2049	15,650	18,313
3.125% due 02/15/2042	30,600	36,518
3.125% due 02/15/2043	18,631	22,206
3.750% due 11/15/2043	1,500	1,963

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
1.250% due 03/31/2028	$66,000	$66,018
2.000% due 06/30/2024 (m)	42,600	44,392
2.000% due 08/15/2025	29,800	31,213
2.125% due 02/29/2024 (m)	17,100	17,821
2.125% due 07/31/2024	34,200	35,788
2.125% due 09/30/2024	22,400	23,471
2.250% due 11/15/2024 (m)(o)	16,300	17,162
2.250% due 12/31/2024 (m)	87,000	91,670
2.625% due 12/31/2023	31,000	32,583
2.875% due 10/31/2023 (m)	34,900	36,765
2.875% due 08/15/2028	77,800	85,966
3.125% due 11/15/2028	12,600	14,160

Total U.S. Treasury Obligations (Cost $662,537)		688,336

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.7%

Adjustable Rate Mortgage Trust
2.568% due 01/25/2036 ^~	75	71

American Home Mortgage Assets Trust
0.296% due 10/25/2046 •	486	315
0.466% due 05/25/2046 ^•	168	152
0.792% due 02/25/2047 •	14,417	8,178

American Home Mortgage Investment Trust
1.905% due 12/25/2035 •	498	268
6.500% due 03/25/2047 þ	2,349	2,153

BAMLL Commercial Mortgage Securities Trust
1.134% due 04/15/2036 •	3,600	3,596

Banc of America Funding Trust
2.371% due 03/20/2036 ~	26	26
2.523% due 09/20/2035 ^~	38	37
5.500% due 01/25/2036	148	140
6.000% due 07/25/2037 ^	263	263
6.000% due 08/25/2037 ^	84	81

Banc of America Mortgage Trust
2.487% due 06/25/2035 ~	73	70
2.673% due 02/25/2036 ^~	11	11
3.185% due 11/20/2046 ^~	627	605
6.000% due 10/25/2036 ^	96	96

Barclays Commercial Mortgage Securities Trust
4.314% due 12/15/2051	600	693

Bear Stearns Adjustable Rate Mortgage Trust
2.259% due 01/25/2034 ~	1	1
2.509% due 02/25/2033 ~	2	2
2.536% due 01/25/2034 ~	5	5
2.713% due 01/25/2035 ~	250	256
2.767% due 01/25/2035 ~	8	8
2.832% due 02/25/2033 ~	2	2
2.906% due 08/25/2035 ^~	405	408
3.105% due 02/25/2036 ^~	263	263

Bear Stearns ALT-A Trust
0.426% due 08/25/2036 ^•	608	585
2.622% due 05/25/2035 ~	85	87
2.910% due 09/25/2035 ^~	400	311
2.973% due 11/25/2036 ^~	2,522	1,693
3.081% due 11/25/2036 ~	123	93
3.094% due 08/25/2036 ^~	328	280
3.253% due 11/25/2036 ^~	124	85
3.311% due 03/25/2036 ^~	201	175

Chase Mortgage Finance Trust
5.500% due 11/25/2035	315	296
5.500% due 07/25/2037 ^	1,047	292

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.296% due 10/25/2046 •	2,171	2,247
0.336% due 01/25/2036 •	93	91

Citigroup Commercial Mortgage Trust
2.034% due 02/15/2039 •	4,004	4,150
3.209% due 05/10/2049	1,100	1,185

Citigroup Global Markets Mortgage Securities, Inc.
0.586% due 05/25/2032 •	7	7

Citigroup Mortgage Loan Trust
2.365% due 03/25/2034 ~	11	11
2.470% due 05/25/2035 •	12	12
2.470% due 10/25/2035 •	104	106
2.480% due 10/25/2035 ^•	152	160

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	65

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.528% due 04/25/2037 ^~		$238	$215
2.754% due 08/25/2035 ^~		20	18
3.124% due 09/25/2037 ^~		264	263
4.004% due 09/25/2037 ^~		148	156

Citigroup Mortgage Loan Trust, Inc.
2.570% due 05/25/2035 ~		167	170

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^		602	606

Commercial Mortgage Trust
4.228% due 05/10/2051		1,000	1,139
4.388% due 07/10/2045 ~		700	737

Countrywide Alternative Loan Trust
0.282% due 12/20/2046 ^•		966	859
0.297% due 07/20/2046 ^•		397	315
0.326% due 06/25/2036 •		2,277	2,262
0.367% due 09/20/2046 •		404	276
0.446% due 04/25/2046 •		7,254	7,190
0.486% due 02/25/2036 •		4,952	4,784
0.744% due 11/20/2035 •		2,786	2,695
1.092% due 12/25/2035 •		83	77
2.587% due 10/25/2035 ^~		16	14
3.055% due 02/25/2037 ^~		633	637
5.500% due 11/25/2035 ^		604	468
5.500% due 12/25/2035 ^		419	349
5.500% due 01/25/2036		134	108
5.750% due 02/25/2035		358	331
5.750% due 03/25/2037 ^•		100	77
6.000% due 02/25/2037 ^		2,638	1,469
6.250% due 11/25/2036 ^		861	784
6.250% due 12/25/2036 ^•		532	355
6.250% due 08/25/2037 ^		3,318	2,468

Countrywide Home Loan Mortgage Pass-Through Trust
0.546% due 05/25/2035 •		81	71
2.241% due 02/25/2034 ~		100	102
2.241% due 07/20/2034 ~		85	86
2.698% due 04/20/2035 ~		1	1
5.500% due 01/25/2035		258	266
5.500% due 09/25/2035 ^		116	117
5.500% due 12/25/2035 ^		253	202
6.000% due 05/25/2036 ^		145	100
6.000% due 01/25/2037 ^		3,091	2,209

Countrywide Home Loan Reperforming REMIC Trust
0.426% due 06/25/2035 •		70	68

Credit Suisse First Boston Mortgage Securities Corp.
2.727% due 06/25/2033 ~		48	49
6.000% due 01/25/2036 ^		515	398

Credit Suisse Mortgage Capital Trust
2.961% due 10/27/2059 ~		1,118	1,127

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.544% due 10/25/2035 ~		14	14
5.500% due 12/25/2035 ^		242	239

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.800% due 07/25/2036 ^þ		96	95

Dilosk RMBS DAC
0.205% due 12/20/2057 •	EUR	234	272

Dragon Finance BV
1.074% due 07/13/2023 •	GBP	1,751	2,314

EMF-NL Prime BV
0.252% due 04/17/2041 •	EUR	750	840

Eurosail PLC
0.000% due 09/10/2044 •		4,400	4,921
0.767% due 09/13/2045 •	GBP	6,236	8,304
1.017% due 06/13/2045 •		5,525	7,439

Finsbury Square PLC
1.060% due 12/16/2069 •		77	104

First Horizon Mortgage Pass-Through Trust
2.683% due 02/25/2036 ~		$59	56
5.750% due 05/25/2037 ^		491	309

GMAC Mortgage Corp. Loan Trust
2.964% due 11/19/2035 ~		55	56
2.984% due 04/19/2036 ^~		36	32

GreenPoint Mortgage Funding Trust
0.626% due 11/25/2045 •		34	32

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.477% due 10/25/2033 ~		83	85

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSR Mortgage Loan Trust
2.123% due 06/25/2034 ~		$15	$15
2.480% due 05/25/2034 ~		97	96
2.746% due 09/25/2035 ~		10	10
2.805% due 11/25/2035 ~		197	201
2.903% due 05/25/2035 ~		187	185
2.955% due 11/25/2035 ^~		65	47
2.967% due 01/25/2036 ^~		50	52
6.000% due 02/25/2036 ^		1,137	769
6.000% due 03/25/2037 ^		203	148
6.000% due 05/25/2037 ^		64	57

HarborView Mortgage Loan Trust
0.277% due 09/19/2037 •		372	367
0.277% due 01/19/2038 •		514	499
0.292% due 12/19/2036 •		2,350	2,231
3.059% due 06/19/2036 ^~		137	88

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	10,043	13,594

HomeBanc Mortgage Trust
0.606% due 01/25/2036 •		$142	141

HPLY Trust
1.084% due 11/15/2036 •		814	815

IndyMac Mortgage Loan Trust
0.356% due 06/25/2037 ^•		89	118
0.566% due 07/25/2035 •		32	32
2.821% due 07/25/2037 ~		110	91
2.998% due 06/25/2036 ~		252	255
3.011% due 08/25/2036 ~		55	41

JP Morgan Alternative Loan Trust
0.366% due 03/25/2037 •		599	637

JP Morgan Mortgage Trust
2.299% due 07/25/2035 ~		24	25
2.574% due 04/25/2036 ^~		184	169
2.681% due 07/25/2035 ~		20	20
2.752% due 06/25/2037 ^~		951	792
2.825% due 04/25/2035 ~		214	219
2.875% due 06/25/2036 ^~		52	46
2.886% due 07/27/2037 ~		733	724
2.945% due 08/25/2035 ^~		184	174
5.750% due 01/25/2036 ^		211	140

Lehman XS Trust
0.266% due 07/25/2037 ^•		382	371

MASTR Adjustable Rate Mortgages Trust
0.566% due 05/25/2037 •		99	56
0.706% due 09/25/2037 •		3,217	3,208
0.766% due 05/25/2047 ^•		307	380
0.832% due 01/25/2047 ^•		432	923
2.124% due 08/25/2034 ~		6	7
2.144% due 11/25/2033 ~		13	13

MASTR Alternative Loan Trust
0.486% due 03/25/2036 ^•		505	38

Merrill Lynch Alternative Note Asset Trust
2.916% due 06/25/2037 ^~		112	82

Merrill Lynch Mortgage Investors Trust
0.506% due 02/25/2036 •		703	703
2.595% due 11/25/2035 •		49	50
2.946% due 12/25/2035 ~		351	303
3.465% due 05/25/2034 ~		105	106

MFA Trust
1.381% due 04/25/2065 ~		7,334	7,362

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~		6,347	6,513
2.750% due 08/25/2059 ~		1,372	1,412

Morgan Stanley Mortgage Loan Trust
2.295% due 07/25/2035 ^~		99	96
2.828% due 11/25/2037 ~		695	598
6.000% due 10/25/2037 ^		4,076	3,134

MortgageIT Securities Corp. Mortgage Loan Trust
0.586% due 09/25/2037 •		4,366	4,048

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		5,389	5,576
2.750% due 11/25/2059 ~		5,620	5,789

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.820% due 03/25/2047 þ		105	110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.846% due 12/25/2035 •		$558	$565

Prime Mortgage Trust
0.586% due 02/25/2035 •		175	172

RBSGC Structured Trust
5.500% due 11/25/2035 ^~		1,414	1,371

RBSSP Resecuritization Trust
0.589% due 04/26/2037 •		47	47
6.500% due 10/26/2036 ~		1,197	1,178

Residential Accredit Loans, Inc. Trust
0.184% due 05/25/2037 •		291	286
0.316% due 05/25/2037 ^•		44	35
0.466% due 07/25/2036 •		120	124
0.486% due 12/25/2046 ^•		164	156
3.542% due 02/25/2035 ^~		60	54
5.073% due 02/25/2036 ^~		99	87
6.000% due 06/25/2036 ^		69	66
6.000% due 05/25/2037 ^		59	58
6.500% due 07/25/2036		281	275

Residential Asset Securitization Trust
0.486% due 01/25/2046 ^•		774	231
4.750% due 12/26/2021		231	49
6.000% due 02/25/2036		334	205
6.250% due 09/25/2037 ^		1,920	1,129

Residential Funding Mortgage Securities, Inc. Trust
2.940% due 09/25/2035 ^~		145	109
3.935% due 02/25/2036 ^~		235	223
6.000% due 10/25/2036 ^		276	271

Stratton Mortgage Funding PLC
0.950% due 07/20/2060 •	GBP	2,271	3,078

Structured Adjustable Rate Mortgage Loan Trust
0.486% due 04/25/2047 •		$428	419
2.869% due 05/25/2036 ^~		150	130
2.880% due 09/25/2035 ~		710	691
3.057% due 03/25/2036 ^~		52	46
3.063% due 01/25/2035 ~		177	180
3.085% due 09/25/2036 ^~		914	800

Structured Asset Mortgage Investments Trust
0.526% due 05/25/2036 •		764	753
0.606% due 05/25/2046 ^•		5	2
0.747% due 09/19/2032 •		10	10

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.355% due 06/25/2033 ~		29	29

Towd Point Mortgage Funding PLC
1.097% due 10/20/2051 •	GBP	1,933	2,626

Uropa Securities PLC
0.263% due 06/10/2059 •		7,095	9,315
0.413% due 06/10/2059 •		1,942	2,539
0.613% due 06/10/2059 •		1,519	2,008
0.813% due 06/10/2059 •		1,619	2,130

Verus Securitization Trust
3.889% due 03/25/2060 ~		$100	104

Wachovia Mortgage Loan Trust LLC
2.394% due 10/20/2035 ~		25	19
2.741% due 08/20/2035 ^~		158	160

WaMu Mortgage Pass-Through Certificates Trust
0.606% due 11/25/2045 •		554	550
0.626% due 12/25/2045 •		497	484
0.726% due 08/25/2045 •		340	341
0.792% due 02/25/2047 ^•		348	336
0.842% due 06/25/2047 ^•		39	33
0.909% due 12/25/2046 •		160	156
0.972% due 10/25/2046 ^•		651	630
1.092% due 08/25/2046 •		1,080	1,086
1.292% due 11/25/2042 •		1	1
1.492% due 06/25/2042 •		1	1
1.492% due 08/25/2042 •		2	2
1.513% due 02/27/2034 •		15	16
1.763% due 07/25/2046 •		619	612
1.763% due 10/25/2046 •		113	112
2.514% due 09/25/2033 ~		1,621	1,626
2.864% due 09/25/2036 ^~		206	207
3.056% due 02/25/2037 ^~		1,620	1,625
3.114% due 12/25/2036 ^~		227	226

66	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
0.326% due 01/25/2047 ^•	$406	$417
0.932% due 05/25/2047 ^•	23	2
4.149% due 09/25/2036 þ	17,283	7,088

Wells Fargo Commercial Mortgage Trust
2.725% due 02/15/2053	900	944
4.218% due 07/15/2046 ~	500	527

Wells Fargo Mortgage-Backed Securities Trust
2.378% due 09/25/2033 ~	21	22
2.635% due 04/25/2036 ^~	23	23
2.700% due 11/25/2037 ^~	310	310

Total Non-Agency Mortgage-Backed Securities (Cost $193,939)		201,079

ASSET-BACKED SECURITIES 3.5%

Aames Mortgage Investment Trust
1.391% due 06/25/2035 •	8,000	7,701

ACE Securities Corp. Home Equity Loan Trust
0.686% due 02/25/2036 •	239	239

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.761% due 01/25/2036 •	3,222	3,217

Argent Securities Trust
0.626% due 05/25/2036 •	607	226

Asset-Backed Funding Certificates Trust
0.246% due 01/25/2037 •	629	442
0.306% due 01/25/2037 •	2,693	1,912
0.686% due 10/25/2034 •	608	607

Bear Stearns Asset-Backed Securities Trust
0.821% due 09/25/2035 •	735	735
0.886% due 10/27/2032 •	22	22
0.886% due 09/25/2046 •	1,928	1,897
1.086% due 10/25/2037 •	78	78
1.136% due 08/25/2037 •	282	273
1.336% due 08/25/2037 •	454	456

Carrington Mortgage Loan Trust
0.881% due 09/25/2035 •	1,500	1,497
0.911% due 02/25/2035 •	3,882	3,881

CIT Mortgage Loan Trust
1.436% due 10/25/2037 •	822	830

Citigroup Mortgage Loan Trust
0.586% due 08/25/2036 •	1,948	1,929
7.250% due 05/25/2036 þ	173	121

Countrywide Asset-Backed Certificates
0.246% due 03/25/2037 •	1,561	1,556
0.266% due 06/25/2047 •	54	54
0.306% due 09/25/2037 ^•	106	109
0.316% due 05/25/2037 •	2,400	2,329
0.346% due 11/25/2037 •	4,227	4,025
0.376% due 06/25/2037 •	4,642	4,591
0.376% due 11/25/2037 •	7,818	7,573
0.786% due 11/25/2036 •	893	808
4.453% due 10/25/2046 ^~	193	193
4.553% due 07/25/2036 ~	198	198

Countrywide Asset-Backed Certificates Trust
0.246% due 09/25/2046 •	26	26
6.095% due 08/25/2035 þ	257	264

CSAB Mortgage-Backed Trust
6.672% due 06/25/2036 ^þ	264	97

Fieldstone Mortgage Investment Trust
0.404% due 11/25/2036 •	1,023	746

First Franklin Mortgage Loan Trust
0.226% due 09/25/2036 •	6	6
0.566% due 10/25/2036 •	978	805
1.361% due 07/25/2034 •	236	237

First NLC Trust
0.226% due 08/25/2037 •	160	106
0.366% due 08/25/2037 •	107	72

GSAA Home Equity Trust
0.426% due 09/25/2036 •	1,022	326
0.566% due 11/25/2036 •	13,078	6,337
0.686% due 03/25/2037 •	209	114
0.686% due 05/25/2047 •	143	112

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Asset Trust
0.646% due 08/25/2036 •	$484	$484

Home Equity Mortgage Loan Asset-Backed Trust
0.226% due 11/25/2036 •	6,837	6,493
0.276% due 04/25/2037 •	3,748	2,989
0.326% due 11/25/2036 •	1,600	1,397
0.746% due 03/25/2036 •	6,000	5,873

JP Morgan Mortgage Acquisition Corp.
0.596% due 02/25/2036 ^•	8,276	8,246

JP Morgan Mortgage Acquisition Trust
0.386% due 07/25/2036 •	1,034	610

Long Beach Mortgage Loan Trust
0.846% due 08/25/2045 •	90	90

MASTR Asset-Backed Securities Trust
0.246% due 11/25/2036 •	8,490	6,246
0.911% due 10/25/2034 •	299	298

MASTR Specialized Loan Trust
0.836% due 11/25/2035 •	3,620	3,636

Merrill Lynch Mortgage Investors Trust
0.156% due 04/25/2047 •	1,150	649
0.346% due 03/25/2037 •	1,265	1,194
0.406% due 03/25/2037 •	661	626

Morgan Stanley ABS Capital, Inc. Trust
0.176% due 01/25/2037 •	545	335
0.186% due 09/25/2036 •	1,593	758
0.226% due 10/25/2036 •	1,979	1,181
0.306% due 10/25/2036 •	1,199	724
1.661% due 09/25/2034 •	796	798

Morgan Stanley Home Equity Loan Trust
0.436% due 04/25/2037 •	182	123

Morgan Stanley Mortgage Loan Trust
0.806% due 04/25/2037 •	233	99
6.226% due 10/25/2036 ^þ	208	89

Nassau Ltd.
2.284% due 07/20/2029 •	1,700	1,702

New Century Home Equity Loan Trust
0.746% due 02/25/2036 •	234	234
0.971% due 05/25/2034 •	5,403	5,394

Option One Mortgage Loan Trust
0.226% due 03/25/2037 •	299	281
0.306% due 01/25/2037 •	415	302

Pretium Mortgage Credit Partners LLC
3.179% due 06/27/2069 þ	716	718

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ	927	400

Residential Asset Securities Corp. Trust
1.181% due 03/25/2035 •	634	632

Saxon Asset Securities Trust
3.474% due 08/25/2035 þ	1	1

Securitized Asset-Backed Receivables LLC Trust
0.146% due 12/25/2036 ^•	187	62
0.506% due 11/25/2036 •	25,445	10,011
0.666% due 11/25/2035 •	59	60
0.666% due 12/25/2035 •	457	454

SG Mortgage Securities Trust
0.296% due 10/25/2036 •	2,000	1,701

SMB Private Education Loan Trust
2.750% due 07/15/2027	1,074	1,082

SoFi Professional Loan Program LLC
1.186% due 10/27/2036 •	1,136	1,140

Soundview Home Loan Trust
0.236% due 06/25/2037 •	2,960	2,522
0.286% due 01/25/2037 •	7,549	7,506
0.346% due 02/25/2037 •	1,398	528

Specialty Underwriting & Residential Finance Trust
0.356% due 04/25/2037 •	6,445	5,283
0.686% due 12/25/2036 •	432	427

START Ireland
4.089% due 03/15/2044	363	364

Structured Asset Investment Loan Trust
0.236% due 09/25/2036 •	302	298
0.406% due 05/25/2036 •	258	257
0.806% due 05/25/2035 •	96	96
0.886% due 07/25/2034 •	6,647	6,627
0.986% due 04/25/2035 •	11,000	10,913

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Trust
1.086% due 10/25/2048 •		$15,846	$15,963
1.086% due 05/25/2058 •		814	821
2.900% due 10/25/2059 ~		15,869	16,474

Venture CLO Ltd.
1.006% due 04/15/2027 •		820	820

Total Asset-Backed Securities (Cost $186,029)			192,758

SOVEREIGN ISSUES 15.8%

Albania Government International Bond
3.500% due 06/16/2027	EUR	1,900	2,373

Angolan Government International Bond
8.000% due 11/26/2029		$4,600	4,723

Argentina Government International Bond
0.500% due 07/09/2030 þ		76,077	27,920
1.000% due 07/09/2029		2,318	892
1.125% due 07/09/2035 þ		3,241	1,065
2.500% due 07/09/2041 þ		12,275	4,505

Brazil Government International Bond
2.875% due 06/06/2025		1,000	1,023
4.750% due 01/14/2050		7,101	6,304
5.000% due 01/27/2045		1,800	1,684

Chile Government International Bond
1.250% due 01/29/2040	EUR	4,530	5,081
2.450% due 01/31/2031		$600	595

Colombia Government International Bond
4.500% due 01/28/2026		10,000	10,742

Costa Rica Government International Bond
6.125% due 02/19/2031		1,000	1,029

Dominican Republic International Bond
4.875% due 09/23/2032		3,550	3,630
5.300% due 01/21/2041		2,250	2,231
5.500% due 01/27/2025		7,000	7,665
5.875% due 01/30/2060		5,200	5,101
5.950% due 01/25/2027		1,800	2,030
6.000% due 07/19/2028		3,400	3,851
6.400% due 06/05/2049		3,700	3,926
6.500% due 02/15/2048		1,250	1,339
6.850% due 01/27/2045		7,700	8,614
6.875% due 01/29/2026		4,000	4,630
7.450% due 04/30/2044		800	956

Ecuador Government International Bond
0.000% due 07/31/2030 (f)		585	307
0.500% due 07/31/2040 þ		2,778	1,621
1.000% due 07/31/2035 þ		6,062	4,062
5.000% due 07/31/2030 þ		10,313	8,676

Egypt Government International Bond
4.750% due 04/11/2025	EUR	5,700	6,740
5.577% due 02/21/2023		$9,100	9,383
5.625% due 04/16/2030	EUR	7,150	7,926
6.375% due 04/11/2031		6,300	7,173
7.053% due 01/15/2032		$2,200	2,138
7.500% due 02/16/2061		4,000	3,521
7.600% due 03/01/2029		200	208
7.625% due 05/29/2032		2,000	2,000
8.750% due 09/30/2051		1,900	1,859

El Salvador Government International Bond
7.125% due 01/20/2050		2,000	1,385

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		8,000	7,180
3.125% due 09/30/2049		6,000	6,039
3.875% due 04/16/2050		7,000	8,016

Export-Import Bank of India
3.250% due 01/15/2030		5,000	5,084
3.875% due 03/12/2024		1,400	1,488

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		200	206

Ghana Government International Bond
6.375% due 02/11/2027		900	849
7.875% due 03/26/2027		6,680	6,545
7.875% due 02/11/2035		2,000	1,805
8.125% due 03/26/2032		5,260	4,996
8.750% due 03/11/2061		1,500	1,345
8.950% due 03/26/2051		3,100	2,833

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	67

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Guatemala Government International Bond
4.500% due 05/03/2026		$4,000	$4,295
4.900% due 06/01/2030		1,400	1,524
5.375% due 04/24/2032		700	797
5.750% due 06/06/2022		15,500	15,923
6.125% due 06/01/2050		3,200	3,696

Hungary Government International Bond
3.125% due 09/21/2051		2,100	2,072

Indonesia Government International Bond
1.100% due 03/12/2033	EUR	1,675	1,884
1.300% due 03/23/2034		3,700	4,198
4.350% due 01/11/2048		$200	223
4.750% due 01/08/2026		10,600	12,053
4.750% due 07/18/2047		1,000	1,176
5.250% due 01/17/2042		9,400	11,455
6.625% due 02/17/2037		14,600	19,940

Israel Government International Bond
3.375% due 01/15/2050		3,600	3,826
3.800% due 05/13/2060		2,480	2,758
4.125% due 01/17/2048		800	964

Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	4,600	5,207
5.250% due 03/22/2030		3,300	3,976
5.875% due 10/17/2031		2,000	2,424
6.625% due 03/22/2048		1,000	1,169

Jordan Government International Bond
5.850% due 07/07/2030		$5,300	5,513

Kazakhstan Government International Bond
1.550% due 11/09/2023	EUR	1,500	1,795
2.375% due 11/09/2028		3,200	4,133

Kuwait International Government Bond
3.500% due 03/20/2027		$12,415	13,761

Mexico Government International Bond
3.750% due 04/19/2071		900	780
3.771% due 05/24/2061		29,826	26,540
4.280% due 08/14/2041		724	741
4.750% due 04/27/2032		1,600	1,804
4.750% due 03/08/2044		1,000	1,069
5.000% due 04/27/2051		2,000	2,200
5.750% due 10/12/2110		6,000	6,848

Mongolia Government International Bond
4.450% due 07/07/2031		2,000	1,944
5.625% due 05/01/2023		861	906

Nigeria Government International Bond
6.125% due 09/28/2028		2,600	2,614
6.500% due 11/28/2027		6,900	7,171
7.143% due 02/23/2030		4,600	4,703
7.375% due 09/28/2033		1,600	1,616
7.625% due 11/21/2025		6,800	7,539
7.875% due 02/16/2032		4,700	4,899

North Macedonia Government International Bond
3.675% due 06/03/2026	EUR	2,000	2,545

Oman Government International Bond
4.750% due 06/15/2026		$3,300	3,391
4.875% due 02/01/2025		2,000	2,083
5.375% due 03/08/2027		5,100	5,333
5.625% due 01/17/2028		5,000	5,215
6.000% due 08/01/2029		4,800	5,061
6.250% due 01/25/2031		1,700	1,822
6.750% due 10/28/2027		600	668
6.750% due 01/17/2048		11,680	11,595
7.000% due 01/25/2051		2,000	2,035

Panama Government International Bond
3.870% due 07/23/2060		700	687
4.500% due 04/16/2050		2,200	2,403
6.700% due 01/26/2036		10,200	13,601
9.375% due 04/01/2029		2,100	3,060

Paraguay Government International Bond
4.950% due 04/28/2031		2,500	2,829
5.600% due 03/13/2048		2,200	2,558
6.100% due 08/11/2044		3,600	4,401

Peru Government International Bond
2.783% due 01/23/2031		2,175	2,158
5.625% due 11/18/2050		150	204
5.940% due 02/12/2029	PEN	25,250	6,128
6.350% due 08/12/2028		9,640	2,408
6.950% due 08/12/2031		18,780	4,712

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.200% due 08/12/2026	PEN	490	$133
8.750% due 11/21/2033		$11,040	17,111

Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025		7,300	7,576
2.800% due 06/23/2030		1,300	1,343
3.800% due 06/23/2050		1,300	1,325

Qatar Government International Bond
3.375% due 03/14/2024		1,200	1,277
4.000% due 03/14/2029		1,200	1,366
4.400% due 04/16/2050		6,500	7,947
4.500% due 04/23/2028		3,300	3,854
4.817% due 03/14/2049		4,200	5,412
5.103% due 04/23/2048		600	797

Republic of Kenya Government International Bond
6.300% due 01/23/2034		1,750	1,732
7.000% due 05/22/2027		700	758
8.000% due 05/22/2032		2,800	3,102
8.250% due 02/28/2048		1,500	1,627

Romania Government International Bond
1.750% due 07/13/2030	EUR	3,000	3,402
2.000% due 04/14/2033		2,000	2,214
2.625% due 12/02/2040		3,750	4,056
2.750% due 04/14/2041		425	458
2.875% due 04/13/2042		2,795	3,030
3.375% due 01/28/2050		2,750	3,142
4.625% due 04/03/2049		4,620	6,276

Russia Government International Bond
4.750% due 05/27/2026		$2,000	2,254
4.875% due 09/16/2023		27,350	29,553
5.100% due 03/28/2035		8,600	10,312
5.250% due 06/23/2047		400	508
5.625% due 04/04/2042		4,000	5,192

Saudi Government International Bond
2.375% due 10/26/2021		4,480	4,487
2.500% due 02/03/2027		7,400	7,693
2.875% due 03/04/2023		3,000	3,098
3.450% due 02/02/2061		2,000	1,968
3.750% due 01/21/2055		3,100	3,243
4.500% due 10/26/2046		31,600	36,543
5.000% due 04/17/2049		300	374

Senegal Government International Bond
4.750% due 03/13/2028	EUR	700	846
6.250% due 05/23/2033		$1,700	1,777

Serbia Government International Bond
1.000% due 09/23/2028	EUR	1,700	1,908
1.500% due 06/26/2029		4,400	5,042
1.650% due 03/03/2033		2,500	2,758
2.050% due 09/23/2036		900	981
3.125% due 05/15/2027		2,900	3,698

South Africa Government International Bond
4.300% due 10/12/2028		$5,300	5,341
4.665% due 01/17/2024		12,600	13,479
4.850% due 09/30/2029		4,400	4,534
5.650% due 09/27/2047		3,260	3,109
5.750% due 09/30/2049		8,600	8,215
5.875% due 06/22/2030 (k)		1,100	1,216
6.300% due 06/22/2048		2,100	2,169

Sri Lanka Government International Bond
5.750% due 04/18/2023		7,070	4,695
6.200% due 05/11/2027		800	492
7.850% due 03/14/2029		1,800	1,108

Turkey Government International Bond
4.250% due 03/13/2025		6,425	6,239
5.125% due 02/17/2028		9,600	9,128
5.250% due 03/13/2030		3,000	2,775
5.600% due 11/14/2024		5,920	6,009
5.750% due 05/11/2047		4,100	3,410
5.875% due 06/26/2031		200	188
6.000% due 01/14/2041		8,500	7,385
6.125% due 10/24/2028		11,600	11,484
7.375% due 02/05/2025		6,200	6,596
7.625% due 04/26/2029		6,200	6,628

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	10,500	11,302
6.750% due 06/20/2026		5,300	6,680
7.750% due 09/01/2022		$19,500	20,337
7.750% due 09/01/2023		4,700	5,035
7.750% due 09/01/2026		4,600	5,001

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uruguay Government International Bond
4.375% due 01/23/2031	$880	$1,020
5.100% due 06/18/2050	7,540	9,616
7.625% due 03/21/2036	1,100	1,648

Venezuela Government International Bond
7.000% due 03/31/2038 ^(d)	2,700	293
8.250% due 10/13/2024 ^(d)	2,700	293

Vietnam Government International Bond
5.500% due 03/12/2028	4,340	4,397

Total Sovereign Issues (Cost $868,977)		866,322

	SHARES
COMMON STOCKS 0.2%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (e)	228,414	619

iHeartMedia, Inc. ‘A’ (e)	52,704	1,319

iHeartMedia, Inc. ‘B’ «(e)	40,902	921

		2,859

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (e)	4,701	528

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)	2,960	1

		529

ENERGY 0.1%

Noble Corp. (e)(i)	154,006	4,168

Valaris Ltd. (e)	115,056	4,013

		8,181

FINANCIALS 0.0%

Hipotecaria Su Casita S.A. «(e)	157,773	0

INDUSTRIALS 0.0%

Diamond Offshore Drilling, Inc. «(e)	30,504	177

McDermott International Ltd. (e)	14,432	7

Neiman Marcus Group Ltd. LLC «(e)(i)	2,151	231

Noble Corp. (e)	21,327	577

		992

Total Common Stocks (Cost $9,966)		12,561

WARRANTS 0.0%

INFORMATION TECHNOLOGY 0.0%

Windstream Holdings LLC - Exp. 09/21/2055 «	50,061	1,201

Total Warrants (Cost $455)		1,201

PREFERRED SECURITIES 1.7%

BANKING & FINANCE 1.0%

AGFC Capital Trust
1.876% (US0003M + 1.750%) due 01/15/2067 ~	900,000	531

Bank of America Corp.
4.300% due 01/28/2025 •(g)	2,600,000	2,649

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(g)	400,000	360

Charles Schwab Corp.
4.000% due 06/01/2026 •(g)	3,000,000	3,135
4.000% due 12/01/2030 •(g)	2,400,000	2,479
5.000% due 12/01/2027 •(g)	4,200,000	4,481
5.375% due 06/01/2025 •(g)	1,000,000	1,114

68	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)

Citigroup, Inc.
4.000% due 12/10/2025 •(g)	325,000	$338

Discover Financial Services
6.125% due 06/23/2025 •(g)	2,390,000	2,684

Dresdner Funding Trust
8.151% due 06/30/2031	870,000	1,246

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(g)	3,600,000	3,971

Goldman Sachs Group, Inc.
3.800% due 05/10/2026 •(g)	1,000,000	1,026
4.950% due 02/10/2025 •(g)	670,000	712

JPMorgan Chase & Co.
4.000% due 04/01/2025 •(g)	3,380,000	3,396
4.600% due 02/01/2025 •(g)	3,200,000	3,276
5.000% due 08/01/2024 •(g)	2,430,000	2,538

Nationwide Building Society
10.250% ~	17,000	4,489

Stichting AK Rabobank Certificaten
19.437% due 12/29/2049 þ(g)	4,671,525	7,796

Truist Financial Corp.
4.950% due 09/01/2025 •(g)	2,540,000	2,781
5.100% due 03/01/2030 •(g)	1,640,000	1,889

Wells Fargo & Co.
3.900% due 03/15/2026 •(g)	2,600,000	2,683

		53,574

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

General Electric Co.
3.446% (US0003M + 3.330%) due 12/15/2021 ~(g)	1,488,000	1,460

UTILITIES 0.7%

AT&T Mobility LLC
7.000% due 10/20/2022 «(g)(i)	1,576,079	41,398

Total Preferred Securities (Cost $91,822)		96,432

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (j) 0.3%
		14,362

Total Short-Term Instruments (Cost $14,362)		14,362

Total Investments in Securities (Cost $5,122,194)		5,236,892

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.5%

SHORT-TERM INSTRUMENTS 8.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.5%

PIMCO Short Asset Portfolio	3,208,185	$32,133

PIMCO Short-Term Floating NAV Portfolio III	43,835,763	432,308

Total Short-Term Instruments (Cost $464,371)		464,441

Total Investments in Affiliates (Cost $464,371)		464,441

Total Investments 104.1% (Cost $5,586,565)		$5,701,333

Financial Derivative Instruments (l)(n) 0.2%
(Cost or Premiums, net $40,048)		10,299

Other Assets and Liabilities, net (4.3)%		(234,291)

Net Assets 100.0%		$5,477,341

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$41,984	$41,398	0.75%
Citigroup, Inc. 2.572% due 06/03/2031	05/26/2020	4,400	4,488	0.08
Deutsche Bank AG 2.129% due 11/24/2026	11/17/2020	150	152	0.00
Deutsche Bank AG 3.035% due 05/28/2032	05/25/2021	500	508	0.01
Deutsche Bank AG 3.729% due 01/14/2032	01/11/2021 - 01/28/2021	3,005	3,100	0.06
Ford Credit Canada Co. 2.710% due 02/23/2022	06/23/2020	1,346	1,461	0.03
Ford Credit Canada Co. 3.742% due 05/08/2023	06/03/2020	2,848	3,252	0.06
General Motors Co. 6.800% due 10/01/2027	05/07/2020	399	500	0.01
Neiman Marcus Group Ltd. LLC	09/25/2020	0	231	0.00
Noble Corp.	02/05/2021 - 02/27/2021	1,780	4,167	0.08
Occidental Petroleum Corp. 5.500% due 12/01/2025	12/08/2020	4,325	4,795	0.09
Oracle Corp. 3.950% due 03/25/2051	03/22/2021	998	1,057	0.02

		$61,735	$65,109	1.19%

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	69

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$14,362	U.S. Treasury Notes 1.625% due 12/15/2022	$(14,649)	$14,362	$14,362

Total Repurchase Agreements						$(14,649)	$14,362	$14,362

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BPS	(2.500)%	04/20/2021	TBD	(2)	EUR (1,824)	$(2,100)
	(0.500)	06/09/2021	TBD	(2)	$ (2,957)	(2,953)
BRC	(0.950)	09/27/2021	TBD	(2)	EUR (1,749)	(2,025)
FBF	(0.500)	05/18/2021	TBD	(2)	$ (1,141)	(1,139)
JML	(0.100)	09/07/2021	11/08/2021		(692)	(692)
	(0.070)	09/07/2021	11/08/2021		(10,580)	(10,579)

Total Reverse Repurchase Agreements						$(19,488)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.6)%
Uniform Mortgage-Backed Security, TBA	2.000%	12/01/2051	$17,900	$(17,841)	$(17,877)
Uniform Mortgage-Backed Security, TBA	2.500	11/01/2051	12,000	(12,403)	(12,350)

Total Short Sales (0.6)%				$(30,244)	$(30,227)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(5,053)	$0	$(5,053)	$5,016	$(37)
BRC	0	(2,025)	0	(2,025)	1,940	(85)
DEU	0	0	0	0	(31)	(31)
FBF	0	(1,139)	0	(1,139)	1,106	(33)
FICC	14,362	0	0	14,362	(14,649)	(287)
JML	0	(11,271)	0	(11,271)	12,575	1,304

Total Borrowings and Other Financing Transactions	$14,362	$(19,488)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(11,271)	$(7,078)	$(18,349)
Sovereign Issues	0	0	0	(1,139)	(1,139)

Total Borrowings	$0	$0	$(11,271)	$(8,217)	$(19,488)

Payable for reverse repurchase agreements					$(19,488)

(k)	Securities with an aggregate market value of $20,637 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(20,241) at a weighted average interest rate of (0.292%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

70	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond December Futures	12/2021	353	$39,896	$(1,076)	$0	$(84)
Euro-Bobl December Futures	12/2021	319	49,858	(277)	40	(26)
Euro-BTP Italy Government Bond December Futures	12/2021	40	7,040	(84)	22	(23)
Euro-Bund 10-Year Bond December Futures	12/2021	699	137,501	(2,147)	235	(267)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	20	3,821	(167)	0	(3)
United Kingdom Long Gilt December Futures	12/2021	97	16,357	(494)	12	(67)

Total Futures Contracts				$(4,245)	$309	$(470)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Atlantia SPA	1.000%	Quarterly	06/20/2025	0.915%	EUR	2,900	$(123)	$135	$12	$0	$(2)
Boeing Co.	1.000	Quarterly	12/20/2021	0.362	$	200	0	0	0	0	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.491		600	0	4	4	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	1.008		300	(2)	2	0	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.589	EUR	2,800	(452)	383	(69)	2	0

							$(577)	$524	$(53)	$2	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$ 69,500	$(2,678)	$(126)	$(2,804)	$5	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026	1,900	(69)	8	(61)	0	(1)
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	70,700	(2,491)	(299)	(2,790)	0	(24)
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025	1,472	72	60	132	0	(1)
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025	1,000	88	5	93	0	(1)
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	335,800	31,250	172	31,422	0	(311)
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026	74,800	7,101	(45)	7,056	0	(89)
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025	4,000	95	2	97	0	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	120,300	2,939	(4)	2,935	0	(38)
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	209,000	5,069	(41)	5,028	0	(101)

					$41,376	$(268)	$41,108	$5	$(566)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month AUD-BBR-BBSW	2.750%	Semi-Annual	06/17/2026	AUD	34,600	$3,287	$(992)	$2,295	$0	$(4)
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2027	EUR	111,500	(126)	(759)	(885)	11	0
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		36,000	691	(594)	97	0	(4)

							$3,852	$(2,345)	$1,507	$11	$(8)

Total Swap Agreements							$44,651	$(2,089)	$42,562	$18	$(576)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	71

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$309	$20	$329	$0	$(470)	$(576)	$(1,046)

(m)

Securities with an aggregate market value of $61,895 and cash of $2,596 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $2 for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021	CNH	1,201		$185	$0	$(1)
	10/2021	EUR	3,260		3,817	41	0
	10/2021	PEN	38,657		9,350	0	0
	10/2021		$165,331	GBP	122,273	0	(580)
	10/2021		11,662	PEN	48,031	0	(45)
	11/2021	CAD	1,782		$1,419	12	0
	11/2021	GBP	122,273		165,338	581	0
	11/2021		$1,527	RUB	114,111	29	0
	12/2021		1,270		94,751	15	0
	01/2022	PEN	38,657		$9,335	31	0
	09/2022		9,374		2,228	26	0

BPS	10/2021	AUD	2,511		1,843	28	0
	10/2021	BRL	7,537		1,386	2	0
	10/2021	CNH	716		110	0	0
	10/2021	DKK	1,335		214	6	0
	10/2021		$1,426	BRL	7,537	0	(42)
	11/2021	BRL	7,537		$1,420	42	0
	11/2021	MXN	271,729		13,461	364	0

BRC	10/2021	GBP	126,347		173,198	2,958	0
	11/2021		$544	RUB	40,583	10	0

CBK	10/2021	AUD	4,679		$3,397	15	0
	10/2021	EUR	3,133		3,705	76	0
	10/2021	PEN	70,867		18,779	1,640	0
	10/2021		$1,875	EUR	1,587	0	(37)
	10/2021		1,168	GBP	854	0	(17)
	10/2021		14,932	PEN	61,493	0	(60)
	11/2021		13,455	MXN	274,533	0	(240)
	11/2021		2,100	PEN	8,586	0	(25)
	12/2021	CNH	400		$62	0	0

72	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2021		$841	RUB	62,459	$6	$0
	02/2022	PEN	1,647		$399	3	0
	03/2022		19,980		4,821	36	0

FBF	11/2021		$500	RUB	37,324	9	0

GLM	10/2021	CNH	363		$56	0	0
	10/2021		$6,336	DOP	365,210	109	0
	10/2021		1,192	GBP	860	0	(33)
	10/2021		1,233	RUB	92,946	40	0
	11/2021		572		42,655	10	0
	12/2021	CNH	401		$62	0	0
	12/2021	IDR	654,336		45	0	0
	12/2021		$2,044	RUB	152,050	18	0

HUS	10/2021	EUR	6,326		$7,422	94	0
	10/2021		$80	CNH	517	0	0
	10/2021		2,391	EUR	2,028	0	(42)
	10/2021		3,209	GBP	2,360	0	(30)
	10/2021		321	RUB	24,166	10	0
	11/2021	CNH	518		$80	0	0
	11/2021		$96	RUB	7,144	2	0
	04/2022	DKK	1,335		$208	0	0

JPM	11/2021	IDR	570,736		40	0	0

MYI	10/2021	BRL	7,537		1,394	10	0
	10/2021		$1,386	BRL	7,537	0	(2)
	11/2021	CAD	555		$436	0	(3)
	11/2021	IDR	186,830		13	0	0

RYL	11/2021	CAD	4,774		3,795	26	0

SCX	10/2021	EUR	231,654		273,628	5,292	0
	10/2021		$1,581	RUB	119,013	49	0
	11/2021	CAD	620		$489	0	0
	11/2021	EUR	240,758		279,177	144	0
	12/2021	CNH	474		73	0	0
	12/2021	IDR	397,007		28	0	0
	12/2021		$12	ZAR	172	0	(1)

TOR	10/2021		3,396	AUD	4,686	0	(8)
	11/2021	AUD	4,686		$3,396	8	0
	12/2021	CNH	430		66	0	0
	12/2021	IDR	179,854		12	0	0

UAG	10/2021		$970	RUB	73,134	32	0
	11/2021		901		67,444	19	0
	12/2021		13	ZAR	190	0	(1)

Total Forward Foreign Currency Contracts						$11,793	$(1,167)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
SAL	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2051	$103.688	10/14/2021	1,000	$2	$0

Total Purchased Options					$2	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000%	10/20/2021	1,000	$ (5)	$ 0
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	2,000	(10)	(3)
	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	11/17/2021	1,600	(8)	(2)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	2,500	(12)	(13)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	11/17/2021	8,700	(10)	(4)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	11/17/2021	8,000	(7)	(2)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	4,800	(5)	(3)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	73

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000%	10/20/2021	1,700	$(7)	$(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	1,900	(8)	(7)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	7,300	(7)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	16,100	(16)	(10)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	11/17/2021	2,500	(12)	(4)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	8,000	(10)	(2)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	14,600	(17)	(17)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	10/20/2021	4,450	(21)	(3)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	400	(2)	0
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	11/17/2021	5,800	(28)	(13)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	7,900	(36)	(30)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	19,200	(104)	(112)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	3.750	01/19/2022	5,850	(34)	(40)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	27,540	(30)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	11/17/2021	3,100	(4)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	10,200	(11)	(3)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	10,900	(13)	(3)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	47,900	(56)	(30)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.750	01/19/2022	9,200	(13)	(11)

CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	1,500	(7)	0
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	6,200	(34)	(36)

DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	2,100	(9)	(2)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	2,200	(11)	(10)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	2,200	(10)	(11)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	8,200	(7)	(5)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	11,900	(14)	(15)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	2,700	(13)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	3,800	(17)	(15)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	22,200	(25)	(6)

FBF	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	1,700	(7)	(7)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	2,800	(3)	0

GST	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	10/20/2021	2,000	(9)	(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	3,300	(16)	(4)
	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	12/15/2021	500	(2)	(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	1,600	(6)	(6)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	1,400	(6)	(7)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	5,300	(5)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	10/20/2021	7,400	(7)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	5,000	(5)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	1,500	(2)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	3,600	(4)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	11/17/2021	5,400	(5)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	8,000	(8)	(4)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.725	01/19/2022	6,400	(6)	(7)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	01/19/2022	15,600	(16)	(16)

JPM	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	12/15/2021	1,600	(5)	(5)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	3,800	(21)	(22)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	10,000	(12)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	9,800	(11)	(3)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	11,200	(12)	(7)

MYC	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	16,400	(16)	(6)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	25,600	(27)	(16)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	9,000	(8)	(5)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	11,200	(14)	(14)

						$(866)	$(554)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.573%	10/14/2021	300	$(2)	$(2)

74	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	$101.578	11/03/2021	2,000	$(8)	$(1)

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.531	11/03/2021	4,000	(14)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.609	11/03/2021	2,000	(6)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.555	12/06/2021	2,000	(8)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.555	12/06/2021	2,000	(4)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.602	10/07/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.813	10/07/2021	1,000	(3)	0

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 10/01/2051	102.430	10/14/2021	3,000	(6)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.672	10/07/2021	1,600	(6)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.188	10/07/2021	2,000	(13)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.688	10/07/2021	2,000	(4)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.734	10/07/2021	2,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.672	10/07/2021	1,600	(4)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.219	11/03/2021	2,000	(7)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.336	11/03/2021	2,000	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.473	11/03/2021	2,000	(6)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.508	11/03/2021	2,000	(8)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.531	11/03/2021	2,000	(6)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.547	11/03/2021	2,000	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.563	11/03/2021	2,000	(6)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.734	10/07/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.766	10/07/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.906	10/07/2021	2,000	(5)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	104.320	10/07/2021	2,100	(4)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2051	103.375	11/03/2021	5,000	(23)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 12/01/2051	103.988	12/06/2021	1,000	(2)	(2)

SAL	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.648	10/14/2021	1,000	(2)	(1)
	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.781	10/14/2021	1,000	(2)	(1)
	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.938	10/14/2021	1,000	(2)	(2)
	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2051	100.469	11/12/2021	1,000	(4)	(3)
	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2051	100.953	11/12/2021	2,000	(4)	(9)
	Put - OTC Ginnie Mae, TBA 2.500% due 10/01/2051	102.281	10/14/2021	1,000	(2)	0
	Put - OTC Ginnie Mae, TBA 2.500% due 11/01/2051	103.070	11/12/2021	2,000	(4)	(8)
	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2051	103.719	10/14/2021	3,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.031	10/07/2021	1,000	(5)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.813	10/07/2021	9,500	(35)	(55)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.727	10/07/2021	2,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.031	10/07/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.813	10/07/2021	8,600	(17)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.656	11/03/2021	1,000	(4)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.859	11/03/2021	3,000	(8)	(12)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.414	11/03/2021	3,000	(8)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.000	11/03/2021	2,000	(9)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.156	11/03/2021	1,000	(4)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.367	11/03/2021	1,000	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.391	11/03/2021	2,000	(4)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.438	11/03/2021	1,000	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.484	11/03/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.508	11/03/2021	2,000	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.563	11/03/2021	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.566	11/03/2021	2,000	(6)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.656	11/03/2021	2,000	(8)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.859	11/03/2021	3,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.891	12/06/2021	2,000	(8)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.922	12/06/2021	3,000	(11)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.156	12/06/2021	2,000	(7)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.703	12/06/2021	1,000	(3)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.891	12/06/2021	2,000	(5)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.922	12/06/2021	3,000	(6)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	101.156	12/06/2021	2,000	(4)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	101.203	12/06/2021	1,000	(3)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.977	10/07/2021	2,000	(6)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 12/01/2051	103.078	12/06/2021	1,000	(2)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 10/01/2051	104.016	10/07/2021	1,000	(1)	0

					$(384)	$(230)

Total Written Options					$(1,252)	$(786)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	75

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	Brazil Government International Bond	1.000%	Quarterly	03/20/2023	0.929%	$2,800	$(151)	$155	$4	$0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.122	700	(67)	67	0	0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.409	400	(7)	2	0	(5)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.046	3,900	(40)	36	0	(4)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.155	11,600	46	(100)	0	(54)

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.409	1,100	(17)	3	0	(14)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.887	21,000	(314)	373	59	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.684	3,300	(84)	(27)	0	(111)
	Indonesia Government International Bond	1.000	Quarterly	12/20/2023	0.323	52,500	(775)	1,585	810	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2026	0.817	2,900	31	(3)	28	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.566	2,900	(24)	65	41	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.122	1,200	(111)	111	0	0
	Russia Government International Bond	1.000	Quarterly	12/20/2024	0.575	10,900	81	71	152	0

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.119	600	(21)	20	0	(1)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.291	5,200	(152)	113	0	(39)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.416	14,400	(232)	424	192	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.505	2,300	(31)	63	32	0

JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.915	1,100	(9)	14	5	0

MYC	Colombia Government International Bond	1.000	Quarterly	12/20/2026	1.684	1,500	(38)	(12)	0	(50)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.566	2,100	(18)	48	30	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.790	200	(3)	5	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	1.016	12,300	24	(30)	0	(6)

NGF	Turkey Government International Bond	1.000	Quarterly	12/20/2021	2.501	600	(54)	52	0	(2)

UAG	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.430	18,900	(1,385)	1,415	30	0

							$(3,351)	$4,450	$1,385	$(286)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	0.124% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	$7,800	$(1)	$55	$54	$0

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.124% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	3,400	(1)	24	23	0

								$(2)	$79	$77	$0

Total Swap Agreements								$(3,353)	$4,529	$1,462	$(286)

76	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$735	$0	$0	$735	$(626)	$(28)	$0	$(654)	$81	$0	$81
BPS	442	0	54	496	(42)	(26)	0	(68)	428	(330)	98
BRC	2,968	0	4	2,972	0	(264)	0	(264)	2,708	(2,110)	598
CBK	1,776	0	0	1,776	(379)	(36)	(63)	(478)	1,298	(1,520)	(222)
DUB	0	0	0	0	0	(65)	0	(65)	(65)	(60)	(125)
FBF	9	0	0	9	0	(7)	0	(7)	2	0	2
GLM	177	0	0	177	(33)	0	0	(33)	144	0	144
GSC	0	0	0	0	0	(18)	0	(18)	(18)	0	(18)
GST	0	0	1,090	1,090	0	(50)	(125)	(175)	915	(1,160)	(245)
HUS	106	0	224	330	(72)	0	(40)	(112)	218	(350)	(132)
JPM	0	0	5	5	0	(72)	0	(72)	(67)	0	(67)
MYC	0	0	55	55	0	(41)	(56)	(97)	(42)	(111)	(153)
MYI	10	0	0	10	(5)	0	0	(5)	5	0	5
NGF	0	0	0	0	0	(2)	(2)	(4)	(4)	0	(4)
RYL	26	0	0	26	0	0	0	0	26	0	26
SAL	0	0	0	0	0	(177)	0	(177)	(177)	283	106
SCX	5,485	0	0	5,485	(1)	0	0	(1)	5,484	(4,591)	893
TOR	8	0	0	8	(8)	0	0	(8)	0	0	0
UAG	51	0	30	81	(1)	0	0	(1)	80	(260)	(180)

Total Over the Counter	$11,793	$0	$1,462	$13,255	$(1,167)	$(786)	$(286)	$(2,239)

(o)

Securities with an aggregate market value of $283 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	77

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$309	$309
Swap Agreements	0	9	0	0	11	20

	$0	$9	$0	$0	$320	$329

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,793	$0	$11,793
Swap Agreements	0	1,385	0	0	77	1,462

	$0	$1,385	$0	$11,793	$77	$13,255

	$0	$1,394	$0	$11,793	$397	$13,584

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$470	$470
Swap Agreements	0	568	0	0	8	576

	$0	$568	$0	$0	$478	$1,046

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,167	$0	$1,167
Written Options	0	554	0	0	232	786
Swap Agreements	0	286	0	0	0	286

	$0	$840	$0	$1,167	$232	$2,239

	$0	$1,408	$0	$1,167	$710	$3,285

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,506	$5,506
Swap Agreements	0	18,963	0	0	(1,794)	17,169

	$0	$18,963	$0	$0	$3,712	$22,675

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,409	$0	$13,409
Purchased Options	0	0	0	0	(17)	(17)
Written Options	0	1,051	0	0	367	1,418
Swap Agreements	0	1,498	0	0	(44)	1,454

	$0	$2,549	$0	$13,409	$306	$16,264

	$0	$21,512	$0	$13,409	$4,018	$38,939

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(4,694)	$(4,694)
Swap Agreements	0	(2,675)	0	0	863	(1,812)

	$0	$(2,675)	$0	$0	$(3,831)	$(6,506)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,214)	$0	$(4,214)
Purchased Options	0	0	0	0	(1)	(1)
Written Options	0	(176)	0	0	155	(21)
Swap Agreements	0	(340)	0	0	78	(262)

	$0	$(516)	$0	$(4,214)	$232	$(4,498)

	$0	$(3,191)	$0	$(4,214)	$(3,599)	$(11,004)

78	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$175,221	$47,556	$222,777
Corporate Bonds & Notes
Banking & Finance	0	941,314	2,073	943,387
Industrials	1,775	1,481,421	2,432	1,485,628
Utilities	0	315,094	0	315,094
Municipal Bonds & Notes
California	0	56	0	56
Illinois	0	1,121	0	1,121
Texas	0	1,589	0	1,589
U.S. Government Agencies	0	194,189	0	194,189
U.S. Treasury Obligations	0	688,336	0	688,336
Non-Agency Mortgage-Backed Securities	0	201,079	0	201,079
Asset-Backed Securities	0	192,758	0	192,758
Sovereign Issues	0	866,322	0	866,322
Common Stocks
Communication Services	1,938	0	921	2,859
Consumer Discretionary	529	0	0	529
Energy	8,181	0	0	8,181
Industrials	0	584	408	992
Warrants
Information Technology	0	0	1,201	1,201
Preferred Securities
Banking & Finance	0	53,574	0	53,574
Industrials	0	1,460	0	1,460
Utilities	0	0	41,398	41,398
Short-Term Instruments
Repurchase Agreements	0	14,362	0	14,362

	$12,423	$5,128,480	$95,989	$5,236,892

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$464,441	$0	$0	$464,441

Total Investments	$476,864	$5,128,480	$95,989	$5,701,333

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(30,227)	$0	$(30,227)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	309	18	0	327
Over the counter	0	13,255	0	13,255

	$309	$13,273	$0	$13,582

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(467)	(579)	0	(1,046)
Over the counter	(5)	(2,234)	0	(2,239)

	$(472)	$(2,813)	$0	$(3,285)

Total Financial Derivative Instruments	$(163)	$10,460	$0	$10,297

Totals	$476,701	$5,108,713	$95,989	$5,681,403

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$4,747	$42,432	$(802)	$4	$5	$226	$944	$0	$47,556	$204
Corporate Bonds & Notes
Banking & Finance	2,010	0	0	0	0	63	0	0	2,073	63
Industrials	2,541	47	(133)	0	0	(23)	0	0	2,432	(9)
Common Stocks
Communication Services	668	0	0	0	0	253	0	0	921	253
Energy(2)	2,436	272	0	0	0	1,459	0	(4,167)	0	0
Industrials	887	0	(272)	0	0	370	0	(577)	408	191
Warrants
Information Technology(3)	945	0	0	0	0	256	0	0	1,201	256
Preferred Securities
Utilities	42,018	0	(323)	0	0	(297)	0	0	41,398	(621)

Totals	$56,252	$42,751	$(1530)	$4	$5	$2,307	$944	$(4,744)	$95,989	$337

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	79

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)	September 30, 2021	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs	Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$3,088	Other Valuation Techniques(4)	—		—	—
	25,666	Proxy Pricing	Base Price	%	99.000 -100.625	99.573
	18,802	Third Party Vendor	Broker Quote		99.250 -100.250	99.926
Corporate Bonds & Notes
Banking & Finance	2,073	Other Valuation Techniques(4)	—		—	—
	2,385	Discounted Cash Flow	Discount Rate		2.160	—
Industrials	47	Other Valuation Techniques(4)	—		—	—
Common Stocks
Communication Services	921	Reference Instrument	Liquidity Discount		10.000	—
	231	Discounted Cash Flow	Discount Rate		14.000	—
Industrials	177	Other Valuation Techniques(4)	—		—	—
Warrants
Information Technology	1,201	Comparable Companies	EBITDA Multiple	x	4.400	—
Preferred Securities
Utilities	41,398	Current Value Model	Purchase Price	$	27.048	—

Total	$95,989

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Industrials to Energy since prior fiscal year end.
(3)	Security type updated from Rights to Warrants since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

80	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO ESG Income Fund	September 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Medline Industries, Inc.
TBD% due 08/04/2022 «•		$400	$395

Total Loan Participations and Assignments (Cost $396)			395

CORPORATE BONDS & NOTES 38.1%

BANKING & FINANCE 21.4%

AIB Group PLC
2.875% due 05/30/2031 •	EUR	200	249

Ally Financial, Inc.
8.000% due 11/01/2031		$250	361

American Tower Corp.
3.100% due 06/15/2050 (i)		300	294

Asian Development Bank
4.700% due 03/12/2024	MXN	5,600	260

Assicurazioni Generali SpA
4.125% due 05/04/2026	EUR	100	135

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 05/24/2022 •(g)(h)		200	238
5.875% due 09/24/2023 •(g)(h)		200	249

Banco BTG Pactual S.A.
2.750% due 01/11/2026		$400	389

Bancolombia S.A.
3.000% due 01/29/2025		200	202

Bank of America Corp.
2.687% due 04/22/2032 •		200	204

Banque Ouest Africaine de Developpement
2.750% due 01/22/2033	EUR	100	124

BNP Paribas S.A.
4.625% due 02/25/2031 •(g)(h)		$200	205

Boston Properties LP
2.550% due 04/01/2032		150	150
3.400% due 06/21/2029		100	108

Brookfield Finance, Inc.
2.724% due 04/15/2031 (i)		350	358

Citycon Treasury BV
1.625% due 03/12/2028	EUR	300	355

CPI Property Group S.A.
1.500% due 01/27/2031		100	115
2.750% due 01/22/2028	GBP	200	274

First American Financial Corp.
2.400% due 08/15/2031		$400	390

Ford Motor Credit Co. LLC
3.096% due 05/04/2023		200	203
5.125% due 06/16/2025		200	217
5.584% due 03/18/2024		200	215

Globalworth Real Estate Investments Ltd.
2.950% due 07/29/2026	EUR	400	500

Goldman Sachs Group, Inc.
2.383% due 07/21/2032 •		$200	198
3.650% due 08/10/2026 •(g)		100	100

Grainger PLC
3.000% due 07/03/2030	GBP	100	141

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		$200	212

HAT Holdings LLC
3.375% due 06/15/2026		165	168
3.750% due 09/15/2030		300	304

Host Hotels & Resorts LP
3.375% due 12/15/2029		300	309
3.500% due 09/15/2030 (i)		200	208

Howard Hughes Corp.
4.375% due 02/01/2031		200	201

Hudson Pacific Properties LP
3.950% due 11/01/2027 (i)		230	252

ING Groep NV
2.727% due 04/01/2032 •		200	206
4.875% due 05/16/2029 •(g)(h)		200	209

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Bank for Reconstruction & Development
0.120% (US0003M) due 12/17/2021 ~(i)		$3,520	$3,521

International Finance Corp.
8.000% due 10/09/2023	IDR	3,900,000	289

Intesa Sanpaolo SpA
5.017% due 06/26/2024		$200	216
6.250% due 05/16/2024 •(g)(h)	EUR	200	254

Kilroy Realty LP
2.500% due 11/15/2032 (i)		$200	197
2.650% due 11/15/2033 (b)		300	296

Lendlease Finance Ltd.
3.400% due 10/27/2027	AUD	400	304

Lloyds Banking Group PLC
7.625% due 06/27/2023 •(g)(h)	GBP	200	291

MAF Sukuk Ltd.
3.933% due 02/28/2030		$200	220

NE Property BV
3.375% due 07/14/2027	EUR	300	392

Nexi SpA
1.625% due 04/30/2026		250	291

OneMain Finance Corp.
3.500% due 01/15/2027		$331	332

Regency Centers LP
3.700% due 06/15/2030		100	111

Shinhan Bank Co. Ltd.
4.000% due 04/23/2029 (h)		200	222

Societe Generale S.A.
4.750% due 05/26/2026 •(g)(h)		200	205
7.875% due 12/18/2023 •(g)(h)		200	221

Standard Chartered PLC
1.214% due 03/23/2025 •(i)		300	301
2.678% due 06/29/2032 •		200	199
7.750% due 04/02/2023 •(g)(h)		200	216

Starwood Property Trust, Inc.
3.625% due 07/15/2026		420	424

UBS AG
5.125% due 05/15/2024 (h)		200	219

UBS Group AG
4.375% due 02/10/2031 •(g)(h)		200	203

UDR, Inc.
3.100% due 11/01/2034 (i)		100	104

UniCredit SpA
5.459% due 06/30/2035 •		200	221

Weyerhaeuser Co.
4.000% due 11/15/2029		100	113
7.375% due 03/15/2032 (i)		50	71

Workspace Group PLC
2.250% due 03/11/2028	GBP	100	134

ZF Finance GmbH
2.000% due 05/06/2027	EUR	100	117

			17,987

INDUSTRIALS 11.4%

AA Bond Co. Ltd.
4.875% due 07/31/2043	GBP	400	577

Ardagh Metal Packaging Finance USA LLC
3.000% due 09/01/2029	EUR	200	232

Berkeley Group PLC
2.500% due 08/11/2031	GBP	200	262

Boise Cascade Co.
4.875% due 07/01/2030		$300	321

Boral Finance Pty. Ltd.
3.750% due 05/01/2028		100	106

Burberry Group PLC
1.125% due 09/21/2025	GBP	100	134

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DaVita, Inc.
3.750% due 02/15/2031		$200	$195

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		150	162

Gap, Inc.
3.625% due 10/01/2029		150	151
3.875% due 10/01/2031		150	150

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		250	247

InterContinental Hotels Group PLC
3.375% due 10/08/2028	GBP	300	430

John Lewis PLC
6.125% due 01/21/2025		200	302

Lenovo Group Ltd.
3.421% due 11/02/2030		$200	209

Level 3 Financing, Inc.
3.750% due 07/15/2029		80	77

Marks & Spencer PLC
3.750% due 05/19/2026	GBP	100	140
4.500% due 07/10/2027		300	432

Metalsa S.A. de C.V.
3.750% due 05/04/2031		$150	147

Natura Cosmeticos S.A.
4.125% due 05/03/2028		200	203

Nemak S.A.B. de C.V.
2.250% due 07/20/2028	EUR	300	345

Newell Brands, Inc.
4.875% due 06/01/2025		$200	221

NextEra Energy Operating Partners LP
3.875% due 10/15/2026		150	160
4.250% due 07/15/2024		200	212
Nokia Oyj
3.125% due 05/15/2028	EUR	200	259
Pearson Funding PLC
3.750% due 06/04/2030	GBP	100	149
RELX Capital, Inc.
4.000% due 03/18/2029		$100	113
ReNew Power Pvt Ltd.
5.875% due 03/05/2027		200	211
Renewable Energy Group, Inc.
5.875% due 06/01/2028		300	311
Sixt SE
1.750% due 12/09/2024	EUR	100	120
Standard Industries, Inc.
2.250% due 11/21/2026		200	229
Sunnova Energy Corp.
5.875% due 09/01/2026		$250	255

Travis Perkins PLC
3.750% due 02/17/2026	GBP	200	287

Verallia S.A.
1.625% due 05/14/2028	EUR	200	239

VeriSign, Inc.
2.700% due 06/15/2031 (i)		$400	407

Vmed O2 UK Financing PLC
4.750% due 07/15/2031		400	409

VMware, Inc.
1.800% due 08/15/2028		200	197

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	500	595

Weir Group PLC
2.200% due 05/13/2026		$400	404

			9,600

UTILITIES 5.3%

AES Corp.
1.375% due 01/15/2026		110	109
2.450% due 01/15/2031		220	217

Atlantica Sustainable Infrastructure PLC
4.125% due 06/15/2028		200	207

Avangrid, Inc.
3.800% due 06/01/2029 (i)		100	111

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024		200	211

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	81

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clean Renewable Power Mauritius Pte Ltd.
4.250% due 03/25/2027		$200	$203

Clearway Energy Operating LLC
3.750% due 02/15/2031		250	251
5.000% due 09/15/2026		200	205

Dominion Energy, Inc.
2.250% due 08/15/2031		200	200

Greenko Dutch BV
3.850% due 03/29/2026		394	401

Iberdrola International BV
6.750% due 09/15/2033		250	346

India Green Power Holdings
4.000% due 02/22/2027		250	252

Leeward Renewable Energy Operations LLC
4.250% due 07/01/2029		250	254

NextEra Energy Capital Holdings, Inc.
2.200% due 12/02/2026	AUD	200	147

Solar Star Funding LLC
5.375% due 06/30/2035 (i)		$171	199

Southern California Edison Co.
2.500% due 06/01/2031		100	101

Southwestern Public Service Co.
3.150% due 05/01/2050		100	105

Star Energy Geothermal Wayang Windu Ltd.
6.750% due 04/24/2033		355	407

TerraForm Power Operating LLC
4.250% due 01/31/2023		200	206
5.000% due 01/31/2028		200	215

Vodafone Group PLC
5.125% due 06/04/2081 •		110	113

			4,460

Total Corporate Bonds & Notes (Cost $32,111)			32,047

U.S. GOVERNMENT AGENCIES 7.3%

Fannie Mae
3.000% due 04/01/2059		2,013	2,177
3.500% due 05/01/2056 - 08/01/2059		2,606	2,842

Freddie Mac
0.941% due 11/25/2030 ~(a)		2,798	185

Uniform Mortgage-Backed Security
4.000% due 09/01/2049		282	301

Uniform Mortgage-Backed Security, TBA
4.000% due 11/01/2051		600	644

Total U.S. Government Agencies (Cost $6,146)			6,149

U.S. TREASURY OBLIGATIONS 2.1%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2030		106	117
0.125% due 07/15/2031 (i)		743	819
1.000% due 02/15/2046		184	240
1.375% due 02/15/2044 (i)		410	564

Total U.S. Treasury Obligations (Cost $1,752)			1,740

NON-AGENCY MORTGAGE-BACKED SECURITIES 25.8%

Adjustable Rate Mortgage Trust
0.326% due 08/25/2036 •		757	364
0.646% due 08/25/2036 •		300	146

American Home Mortgage Assets Trust
0.276% due 12/25/2046 ^•		42	37
0.506% due 06/25/2037 •		195	198

BAMLL Commercial Mortgage Securities Trust
0.044% due 09/15/2038 ~(a)		261,000	110

Barclays Commercial Mortgage Securities Trust
3.811% due 02/15/2053 ~		955	948
5.122% due 08/10/2035 ~		700	779

Barclays Commercial Real Estate Trust
4.715% due 08/10/2033 ~		700	715

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
0.406% due 06/25/2046 ^•	$393	$384

Beast Mortgage Trust
2.200% due 03/15/2036 •	300	301
2.750% due 03/15/2036 •	300	301

Beneria Cowen & Pritzer Collateral Funding Corp.
2.576% due 06/15/2038 •	900	896

BSREP Commercial Mortgage Trust
0.125% due 08/15/2038 ~(a)	233,200	254

Chase Mortgage Finance Trust
3.068% due 03/25/2037 ^~	158	162

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	345	347

Commercial Mortgage Trust
1.384% due 06/15/2034 •	107	105
1.634% due 06/15/2034 •	734	703

Countrywide Alternative Loan Trust
0.466% due 10/25/2046 •	92	90
0.724% due 11/20/2035 •	190	177

Countrywide Home Loan Mortgage Pass-Through Trust
2.844% due 02/25/2047 ^~	57	55

Countrywide Home Loan Reperforming REMIC Trust
4.702% due 01/25/2034 ^~	95	94

Credit Suisse Mortgage Capital Trust
3.303% due 07/10/2034 ~	1,000	1,006

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.862% due 04/25/2047 •	89	89

DOLP Trust
3.704% due 05/10/2041 ~	800	814

DROP Mortgage Trust
2.330% due 04/15/2026 •	400	402
2.830% due 04/15/2026 •	400	402

Extended Stay America Trust
1.784% due 07/15/2038 •	323	326
2.334% due 07/15/2038 •	572	580

GCCFC Commercial Mortgage Trust
1.784% due 02/15/2038 •	200	200

GS Mortgage Securities Trust
3.722% due 10/10/2049 ~	200	198

HarborView Mortgage Loan Trust
3.566% due 06/19/2036 ^~	154	99

Independence Plaza Trust
4.158% due 07/10/2035	200	208
4.356% due 07/10/2035	200	207

IndyMac Mortgage Loan Trust
0.256% due 01/25/2037 ^•	93	95
0.606% due 07/25/2035 •	443	369

JP Morgan Chase Commercial Mortgage Securities Trust
1.784% due 04/15/2038 •	900	903
3.184% due 03/15/2036 •	300	301

JPMorgan Chase Commercial Mortgage Securities Corp.
2.194% due 05/15/2034 •	1,020	1,024

JPMorgan Chase Commercial Mortgage Securities Trust
1.834% due 03/15/2036 •	100	100
2.384% due 03/15/2036 •	300	301

KREST Commercial Mortgage Securities Trust 2021-CHIP
3.024% due 11/05/2044 ~	1,100	1,055

MAD Mortgage Trust
3.478% due 08/15/2034 ~	100	102

Merrill Lynch Alternative Note Asset Trust
0.486% due 03/25/2037 •	883	369

MFT Mortgage Trust
3.392% due 08/10/2040 ~	250	254

MFT Trust
3.358% due 02/10/2042	100	105

Morgan Stanley Capital Trust
3.300% due 12/15/2036 •	700	704

Morgan Stanley Mortgage Loan Trust
0.406% due 06/25/2036 •	282	86

One New York Plaza Trust
1.034% due 01/15/2026 •	200	201

Residential Accredit Loans, Inc. Trust
5.500% due 02/25/2036	319	313

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

6.000% due 06/25/2036 ^	$187	$180
6.000% due 06/25/2037	275	268

Residential Asset Securitization Trust
0.396% due 04/25/2037 •	521	101
6.604% due 04/25/2037 •(a)	521	187

SFO Commercial Mortgage Trust
1.884% due 05/15/2038 •	450	453
2.484% due 05/15/2038 •	450	454

STWD Mortgage Trust
2.334% due 04/15/2034 •	1,000	1,004

VASA Trust
1.834% due 07/15/2039 •	400	401
2.184% due 07/15/2039 •	400	401

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 11/25/2037 ^	224	222

Worldwide Plaza Trust
3.526% due 11/10/2036	100	108

Total Non-Agency Mortgage-Backed Securities (Cost $21,625)		21,758

ASSET-BACKED SECURITIES 7.2%

ACE Securities Corp. Home Equity Loan Trust
0.256% due 11/25/2036 •	538	284

Argent Securities Trust
0.386% due 07/25/2036 •	201	191

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.886% due 11/25/2034 •	300	305

Asset-Backed Securities Corp. Home Equity Loan Trust
1.931% due 05/25/2035 •	403	416

Bear Stearns Asset-Backed Securities Trust
0.226% due 11/25/2036 •	80	79
1.961% due 12/25/2034 •	300	301

Centex Home Equity Loan Trust
0.536% due 06/25/2036 •	72	72
1.016% due 09/25/2034 •	90	90
1.046% due 03/25/2035 •	204	202

Countrywide Asset-Backed Certificates
0.246% due 12/25/2035 ^•	32	32
0.521% due 01/25/2045 ^•	277	262

Countrywide Asset-Backed Certificates Trust
0.326% due 03/25/2047 ^•	226	212

EquiFirst Mortgage Loan Trust
1.886% due 04/25/2035 •	210	213

GSAA Home Equity Trust
0.226% due 03/25/2036 •	60	28
6.000% due 08/25/2047 ^	91	89
6.948% due 06/25/2036 þ	242	99

Lehman XS Trust
0.426% due 10/25/2036 •	181	180

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048	177	178

Long Beach Mortgage Loan Trust
0.246% due 10/25/2036 •	822	348

MASTR Asset-Backed Securities Trust
0.986% due 10/25/2035 •	225	221

Morgan Stanley ABS Capital, Inc. Trust
1.241% due 12/25/2034 •	73	73

Residential Asset Mortgage Products Trust
1.076% due 10/25/2033 •	421	420

Residential Asset Securities Corp. Trust
0.966% due 08/25/2034 •	163	161

Specialty Underwriting & Residential Finance Trust
1.256% due 12/25/2035 •	200	200

Structured Asset Investment Loan Trust
0.786% due 04/25/2033 •	56	55

Structured Asset Securities Corp. Mortgage Loan Trust
0.506% due 02/25/2037 •	171	169

STWD Ltd.
2.184% due 04/18/2038 •	400	401

82	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunrun Demeter Issuer
2.270% due 01/30/2057		$750	$752

Total Asset-Backed Securities (Cost $5,969)			6,033

SOVEREIGN ISSUES 3.2%

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2022 (d)	BRL	340	60
0.000% due 07/01/2022 (d)		200	35
0.000% due 10/01/2022 (d)		3,700	624

Korea Development Bank
4.800% due 06/10/2023	IDR	13,450,000	941

Mexico Government International Bond
2.250% due 08/12/2036	EUR	610	696

Romania Government International Bond
2.000% due 04/14/2033		200	221

Uruguay Government International Bond
4.975% due 04/20/2055		$100	125

Total Sovereign Issues (Cost $2,766)			2,702

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

CaixaBank S.A.
5.875% due 10/09/2027 •(g)(h)	200,000	$267

Total Preferred Securities (Cost $266)		267

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 23.3%

SHORT-TERM NOTES 3.4%

Federal Home Loan Bank
0.005% due 10/05/2021 (d)(e)	$2,900	2,900

U.S. TREASURY BILLS 14.2%
0.049% due 03/17/2022 - 03/31/2022 (c)(d)	12,000	11,997

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 5.7%
0.031% due 01/18/2022 (c)(d)	$4,800	$4,800

Total Short-Term Instruments (Cost $19,697)		19,697

Total Investments in Securities (Cost $90,728)		90,788

Total Investments 107.8% (Cost $90,728)		$90,788
Financial Derivative Instruments (j)(k) 0.1% (Cost or Premiums, net $30)		121

Other Assets and Liabilities, net (7.9)%		(6,726)

Net Assets 100.0%		$84,183

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
SCX	0.160%	09/16/2021	TBD	(2)	$(3,521)	$(3,522)
TDM	0.230	07/15/2021	TBD	(2)	(1,548)	(1,549)
UBS	0.350	07/08/2021	10/08/2021		(637)	(637)

Total Reverse Repurchase Agreements						$(5,708)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
MSC	0.080%	09/14/2021	10/06/2021	$(1,413)	$(1,413)

Total Sale-Buyback Transactions					$(1,413)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	83

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.1)%
Uniform Mortgage-Backed Security, TBA	2.000%	12/01/2051	$750	$(747)	$(749)
Uniform Mortgage-Backed Security, TBA	2.500	12/01/2051	1,000	(1,025)	(1,027)

Total Short Sales (2.1)%				$(1,772)	$(1,776)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SCX	$0	$(3,522)	$0	$(3,522)	$3,521	$(1)
TDM	0	(1,549)	0	(1,549)	1,612	63
UBS	0	(637)	0	(637)	688	51

Master Securities Forward Transaction Agreement
MSC	0	0	(1,413)	(1,413)	1,383	(30)

Total Borrowings and Other Financing Transactions	$0	$(5,708)	$(1,413)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(637)	$0	$(5,071)	$(5,708)

Total	$0	$(637)	$0	$(5,071)	$(5,708)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,413)	0	0	(1,413)

Total	$0	$(1,413)	$0	$0	$(1,413)

Total Borrowings	$0	$(2,050)	$0	$(5,071)	$(7,121)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(7,121)

(i)	Securities with an aggregate market value of $7,204 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(4,241) at a weighted average interest rate of 0.148%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2021	21	$(2,578)	$17	$0	$(2)
U.S. Treasury 10-Year Note December Futures	12/2021	9	(1,184)	18	0	(1)
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2021	6	(872)	20	0	(1)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	4	(764)	33	1	0

Total Futures Contracts				$88	$1	$(4)

84	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	12/20/2028	1.143%	EUR 500	$(6)	$0	$(6)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)		Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	06/20/2028	1.084%	EUR	200	$(1)	$(1)	$(2)	$0	$0
Tesco PLC	1.000	Quarterly	06/20/2028	0.929		500	1	3	4	0	0
Valeo SA	1.000	Quarterly	06/20/2028	1.698		100	(5)	0	(5)	0	(1)

							$(5)	$2	$(3)	$0	$(1)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	03/16/2027	GBP	100	$0	$2	$2	$0	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2032		1,150	6	29	35	6	0
Pay	1-Year BRL-CDI	5.830	Maturity	01/02/2023	BRL	12,600	57	(40)	17	0	(2)
Receive	3-Month USD-LIBOR	0.928	Semi-Annual	05/06/2026	$	250	0	0	0	0	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2027		500	(14)	20	6	0	(1)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		1,900	(19)	98	79	0	(4)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	05/10/2031		800	9	(7)	2	0	(2)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		700	62	(13)	49	0	(1)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	07/16/2031		250	(1)	2	1	0	(1)
Receive	3-Month USD-LIBOR	1.967	Semi-Annual	06/23/2051		100	(1)	(2)	(3)	0	0
Receive	3-Month USD-LIBOR	1.785	Semi-Annual	08/12/2051		250	(3)	7	4	0	(1)
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2027	EUR	2,200	1	16	17	0	0
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		1,829	(30)	25	(5)	0	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	03/16/2052		50	(2)	2	0	0	0

							$65	$139	$204	$6	$(12)

Total Swap Agreements							$54	$141	$195	$6	$(13)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1	$6	$7	$0	$(4)	$(13)	$(17)

Cash of $1,161 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	85

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	11/2021	AUD	214		$155	$0	$0
	11/2021	EUR	286		339	7	0
	11/2021	GBP	736		995	4	0
	11/2021		$384	AUD	524	0	(5)
	11/2021		159	EUR	135	0	(3)
	11/2021		54	MXN	1,084	0	(1)

GLM	10/2021	BRL	2,700		$510	14	0
	10/2021	MXN	2,653		132	4	0
	10/2021		$510	BRL	2,700	0	(15)
	11/2021		507		2,700	0	(14)
	11/2021		408	CAD	511	0	(5)
	12/2021	IDR	5,375,481		$373	1	0
	01/2022		$130	MXN	2,653	0	(4)
	02/2022	CAD	58		$48	2	0
	04/2022	BRL	140		25	1	0
	10/2022		2,700		472	14	0

HUS	11/2021	EUR	702		819	5	0
	11/2021	GBP	114		155	1	0
	12/2021	IDR	1,579,977		110	0	0

JPM	10/2021	BRL	1,300		239	0	0
	10/2021		$244	BRL	1,300	0	(5)
	10/2021		129	MXN	2,653	0	(1)
	11/2021	IDR	4,688,762		$326	0	0
	04/2022	BRL	200		35	0	0
	07/2022		200		36	2	0
	10/2022		1,000		173	3	0

MYI	10/2021		1,966		363	3	0
	10/2021		$362	BRL	1,966	0	(1)
	11/2021	GBP	1,665		$2,304	60	0
	11/2021	IDR	1,534,839		107	0	0

SCX	12/2021		3,261,432		227	1	0

SSB	10/2021	BRL	900		170	5	0
	11/2021	EUR	206		245	6	0
	11/2021		$169	BRL	900	0	(4)

TOR	12/2021	IDR	1,634,376		$114	1	0
	12/2021		$138	MXN	2,784	0	(4)

UAG	10/2021	BRL	1,397		$257	0	0
	10/2021		$265	BRL	1,397	0	(8)
	11/2021	BRL	1,397		$263	8	0
	11/2021	EUR	4,145		4,873	68	0

Total Forward Foreign Currency Contracts						$210	$(70)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC USD versus CAD	CAD	1.265	02/11/2022	255	$(2)	$(4)

86	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.235%	10/13/2021	200	$ (1)	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.535	10/13/2021	200	0	(1)

							$ (1)	$(1)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	$101.578	11/03/2021	500	$(2)	$0

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.531	11/03/2021	200	(1)	0

JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.688	10/07/2021	1,000	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.336	11/03/2021	500	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.547	11/03/2021	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	104.320	10/07/2021	1,000	(2)	0

SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.813	10/07/2021	1,000	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.656	11/03/2021	300	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.859	11/03/2021	250	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.156	11/03/2021	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.508	11/03/2021	400	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.563	11/03/2021	1,000	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.656	11/03/2021	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.859	11/03/2021	250	0	0

					$(21)	$(4)

Total Written Options					$(24)	$(9)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
CBK	$11	$0	$0	$11	$(9)	$0	$0	$(9)	$2	$0	$2
GLM	36	0	0	36	(38)	(5)	0	(43)	(7)	0	(7)
HUS	6	0	0	6	0	0	0	0	6	0	6
JPM	5	0	0	5	(6)	(1)	0	(7)	(2)	0	(2)
MYI	63	0	0	63	(1)	0	0	(1)	62	0	62
SAL	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
SCX	1	0	0	1	0	0	0	0	1	0	1
SSB	11	0	0	11	(4)	0	0	(4)	7	0	7
TOR	1	0	0	1	(4)	0	0	(4)	(3)	0	(3)
UAG	76	0	0	76	(8)	0	0	(8)	68	0	68

Total Over the Counter	$210	$0	$0	$210	$(70)	$(9)	$0	$(79)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	87

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	0	0	0	6	6

	$0	$0	$0	$0	$7	$7

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$210	$0	$210

	$0	$0	$0	$210	$7	$217

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4
Swap Agreements	0	1	0	0	12	13

	$0	$1	$0	$0	$16	$17

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$70	$0	$70
Written Options	0	0	0	4	5	9

	$0	$0	$0	$74	$5	$79

	$0	$1	$0	$74	$21	$96

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(71)	$(71)
Swap Agreements	0	2	0	0	(31)	(29)

	$0	$2	$0	$0	$(102)	$(100)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$69	$0	$69
Written Options	0	0	0	0	39	39

	$0	$0	$0	$69	$39	$108

	$0	$2	$0	$69	$(63)	$8

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$70	$70
Swap Agreements	0	2	0	0	(40)	(38)

	$0	$2	$0	$0	$30	$32

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$52	$0	$52
Written Options	0	0	0	(2)	17	15
Swap Agreements	0	0	0	0	3	3

	$0	$0	$0	$50	$20	$70

	$0	$2	$0	$50	$50	$102

88	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$395	$395
Corporate Bonds & Notes
Banking & Finance	0	17,987	0	17,987
Industrials	0	9,600	0	9,600
Utilities	0	4,460	0	4,460
U.S. Government Agencies	0	6,149	0	6,149
U.S. Treasury Obligations	0	1,740	0	1,740
Non-Agency Mortgage-Backed Securities	0	21,758	0	21,758
Asset-Backed Securities	0	6,033	0	6,033
Sovereign Issues	0	2,702	0	2,702
Preferred Securities
Banking & Finance	0	267	0	267
Short-Term Instruments
Short-Term Notes	0	2,900	0	2,900
U.S. Treasury Bills	0	11,997	0	11,997
U.S. Treasury Cash Management Bills	0	4,800	0	4,800

Total Investments	$0	$90,393	$395	$90,788

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,776)	$0	$(1,776)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	7	0	7
Over the counter	0	210	0	210

	$0	$217	$0	$217

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(17)	0	(17)
Over the counter	0	(79)	0	(79)

	$0	$(96)	$0	$(96)

Total Financial Derivative Instruments	$0	$121	$0	$121

Totals	$0	$88,738	$395	$89,133

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	89

Schedule of Investments	PIMCO High Yield Spectrum Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 85.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.3%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$300	$311

AP Core Holdings, LLC
6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		200	201

Atlantic Aviation
TBD% due 07/13/2029		100	102

Atlantic Aviation LLC
TBD% due 09/22/2028		100	100

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 07/22/2027 ~		200	200

GIP Blue Holding
TBD% due 09/29/2028 «		800	802

Heartland Dental LLC
3.584% (LIBOR03M + 3.500%) due 04/30/2025 ~		742	737

Intelsat Jackson Holdings S.A.
TBD% - 5.750% (LIBOR03M + 4.750%) due 10/13/2022 «~µ		136	135

IRB Holding Corp.
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~		248	249

Medline Industries, Inc.
TBD% due 08/04/2022 «		2,000	1,975

Ortho-Clinical Diagnostics S.A.
3.083% (LIBOR03M + 3.000%) due 06/30/2025 ~		588	588

Starfruit Finco B.V
2.832% (LIBOR03M + 2.750%) due 10/01/2025 ~		823	819

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		746	730

Welbilt, Inc.
2.584% (LIBOR03M + 2.500%) due 10/23/2025 ~		750	749

Total Loan Participations and Assignments (Cost $7,519)			7,698

CORPORATE BONDS & NOTES 80.7%

BANKING & FINANCE 10.8%

Acrisure LLC
6.000% due 08/01/2029		1,000	989

ADLER Group S.A.
1.875% due 01/14/2026	EUR	900	888

Alliant Holdings Intermediate LLC
6.750% due 10/15/2027		$1,250	1,295

Allied Universal Holdco LLC
3.625% due 06/01/2028	EUR	1,000	1,139
4.625% due 06/01/2028		$200	200

AmWINS Group, Inc.
4.875% due 06/30/2029		800	812

Banca Monte dei Paschi di Siena SpA
5.375% due 01/18/2028 •	EUR	1,250	1,100
8.000% due 01/22/2030 •		750	700
10.500% due 07/23/2029		1,000	1,188

BroadStreet Partners, Inc.
5.875% due 04/15/2029		$875	873

Coinbase Global, Inc.
3.625% due 10/01/2031		375	357

CTR Partnership LP
3.875% due 06/30/2028		400	416

Curo Group Holdings Corp.
7.500% due 08/01/2028		550	556

Deutsche Bank AG
5.882% due 07/08/2031 •(h)		1,000	1,182

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enact Holdings, Inc.
6.500% due 08/15/2025		$500	$547

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •	EUR	1,000	1,155
0.151% due 12/01/2024 •		1,500	1,711
2.900% due 02/16/2028		$500	500
2.979% due 08/03/2022		500	506
3.350% due 11/01/2022		800	815
3.375% due 11/13/2025		500	514
3.625% due 06/17/2031		850	856
4.000% due 11/13/2030		1,000	1,041
4.063% due 11/01/2024		500	526
4.125% due 08/17/2027		1,100	1,168
4.271% due 01/09/2027		1,800	1,918
5.125% due 06/16/2025		700	761
5.584% due 03/18/2024		1,000	1,076

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		1,450	1,462

Freedom Mortgage Corp.
6.625% due 01/15/2027		600	584

Getty Images, Inc.
9.750% due 03/01/2027		1,000	1,066

Greystar Real Estate Partners LLC
5.750% due 12/01/2025		1,000	1,017

HAT Holdings LLC
3.375% due 06/15/2026		1,240	1,260

Howard Hughes Corp.
4.125% due 02/01/2029		500	501
4.375% due 02/01/2031		1,000	1,007
5.375% due 08/01/2028		375	396

HUB International Ltd.
7.000% due 05/01/2026		1,000	1,035

Intesa Sanpaolo SpA
6.250% due 05/16/2024 •(g)(h)	EUR	1,000	1,271
7.700% due 09/17/2025 •(g)(h)		$1,000	1,132

Intrum AB
3.000% due 09/15/2027	EUR	250	289
3.500% due 07/15/2026		500	593
4.875% due 08/15/2025		1,000	1,219

Jefferies Finance LLC
5.000% due 08/15/2028		$600	609

Ladder Capital Finance Holdings LLLP
4.750% due 06/15/2029		600	597

LeasePlan Corp. NV
7.375% due 05/29/2024 •(g)(h)	EUR	1,000	1,300

LFS Topco LLC
5.875% due 10/15/2026		$500	516

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(g)(h)		2,000	2,240

MGM Growth Properties Operating Partnership LP
4.500% due 01/15/2028		1,000	1,095

Midcap Financial Issuer Trust
5.625% due 01/15/2030		700	694
6.500% due 05/01/2028		650	680

MPT Operating Partnership LP
3.500% due 03/15/2031		500	511

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030		400	401

NFP Corp.
6.875% due 08/15/2028		750	767

OneMain Finance Corp.
4.000% due 09/15/2030		500	498
5.375% due 11/15/2029		750	814
7.125% due 03/15/2026		500	580

Park Intermediate Holdings LLC
4.875% due 05/15/2029		500	515
5.875% due 10/01/2028		500	529

Paysafe Finance PLC
3.000% due 06/15/2029	EUR	400	449

PennyMac Financial Services, Inc.
5.375% due 10/15/2025		$1,000	1,030
5.750% due 09/15/2031		800	800

PRA Group, Inc.
5.000% due 10/01/2029		1,000	1,003

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Quicken Loans LLC
3.625% due 03/01/2029		$1,000	$1,013

RHP Hotel Properties LP
4.500% due 02/15/2029		1,000	1,003

RLJ Lodging Trust LP
4.000% due 09/15/2029		600	600

Rocket Mortgage LLC
4.000% due 10/15/2033 (a)		1,500	1,491

Sitka Holdings LLC
5.250% due 07/06/2026 •(a)		1,200	1,218

UniCredit SpA
3.875% due 06/03/2027 •(g)(h)(k)	EUR	750	851
5.459% due 06/30/2035 •		$1,000	1,104

United Wholesale Mortgage LLC
5.500% due 11/15/2025		375	379

UPC Broadband Finco BV
4.875% due 07/15/2031		400	410

USI, Inc.
6.875% due 05/01/2025		1,500	1,528

VICI Properties LP
4.125% due 08/15/2030		1,000	1,061

			63,907

INDUSTRIALS 65.9%

180 Medical, Inc.
3.875% due 10/15/2029 (a)		600	600

24 Hour Fitness Worldwide, Inc.
8.000% due 06/01/2022 ^«(c)		1,500	4

Academy Ltd.
6.000% due 11/15/2027		500	541

AdaptHealth LLC
5.125% due 03/01/2030		400	401

Adient Global Holdings Ltd.
3.500% due 08/15/2024	EUR	500	585
4.875% due 08/15/2026		$1,000	1,025

ADT Security Corp.
4.875% due 07/15/2032		500	505

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		1,000	1,044

Ahead DB Holdings LLC
6.625% due 05/01/2028		750	757

Air Canada
3.875% due 08/15/2026		800	808

Albertsons Cos., Inc.
3.500% due 03/15/2029		1,000	999
5.875% due 02/15/2028		750	800

Altice Financing S.A.
3.000% due 01/15/2028	EUR	1,000	1,093
5.750% due 08/15/2029		$1,850	1,794

Altice France Holding S.A.
4.000% due 02/15/2028 (k)	EUR	1,500	1,638
6.000% due 02/15/2028		$1,000	962
8.000% due 05/15/2027	EUR	500	618
10.500% due 05/15/2027		$500	547

Altice France S.A.
4.000% due 07/15/2029	EUR	500	572
5.500% due 01/15/2028		$500	509
5.500% due 10/15/2029 (a)		600	595
8.125% due 02/01/2027		1,350	1,454

Ambience Merger Sub, Inc.
7.125% due 07/15/2029		900	893

American Airlines Pass-Through Trust
3.375% due 11/01/2028		526	533

American Airlines, Inc.
5.500% due 04/20/2026		2,400	2,526
5.750% due 04/20/2029		700	755

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028		1,000	1,022

Antero Resources Corp.
5.375% due 03/01/2030		50	53

Apache Corp.
4.375% due 10/15/2028		500	541
4.625% due 11/15/2025		250	269

90	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.875% due 11/15/2027		$1,000	$1,092

Aramark Services, Inc.
5.000% due 04/01/2025		1,000	1,025

Arches Buyer, Inc.
6.125% due 12/01/2028		1,250	1,276

Ardagh Metal Packaging Finance USA LLC
3.000% due 09/01/2029	EUR	500	581
3.250% due 09/01/2028		$250	250
4.000% due 09/01/2029		250	253

Ardagh Packaging Finance PLC
4.125% due 08/15/2026		500	520
5.250% due 08/15/2027		1,000	1,020

Ascend Learning LLC
6.875% due 08/01/2025		2,000	2,035

Ascent Resources Utica Holdings LLC
5.875% due 06/30/2029		400	409
7.000% due 11/01/2026		500	517

Ashland Services BV
2.000% due 01/30/2028	EUR	1,000	1,200

Associated Materials LLC
9.000% due 09/01/2025		$868	919

Atlantia SpA
1.625% due 02/03/2025	EUR	500	595
1.875% due 07/13/2027		1,000	1,209

Audacy Capital Corp.
6.750% due 03/31/2029		$1,000	1,009

Avantor Funding, Inc.
3.875% due 07/15/2028	EUR	500	607
4.625% due 07/15/2028		$250	263

Axalta Coating Systems LLC
3.375% due 02/15/2029		500	487

B.C. Unlimited Liability Co.
3.875% due 01/15/2028		1,000	1,011
4.000% due 10/15/2030		1,000	991

Ball Corp.
2.875% due 08/15/2030		1,000	972

Banijay Group S.A.S.
6.500% due 03/01/2026	EUR	1,000	1,212

Bath & Body Works, Inc.
6.875% due 11/01/2035		$1,000	1,256
9.375% due 07/01/2025		144	183

Bausch Health Cos., Inc.
5.250% due 01/30/2030		750	701
5.250% due 02/15/2031		1,000	921
5.500% due 11/01/2025		1,000	1,016
7.250% due 05/30/2029		1,000	1,026

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027		1,125	1,121

BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 04/01/2027 (b)		750	746

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	1,750	2,322

Bellis Finco PLC
4.000% due 02/16/2027		500	660

Black Knight InfoServ LLC
3.625% due 09/01/2028		$250	252

Bloomin’ Brands, Inc.
5.125% due 04/15/2029		500	521

Bombardier, Inc.
6.000% due 02/15/2028		900	911
7.125% due 06/15/2026		500	526
7.500% due 12/01/2024		1,000	1,041
7.500% due 03/15/2025		1,000	1,022
7.875% due 04/15/2027		500	519

Booz Allen Hamilton, Inc.
4.000% due 07/01/2029		400	410

Boparan Finance PLC
7.625% due 11/30/2025	GBP	750	896

Boxer Parent Co., Inc.
6.500% due 10/02/2025	EUR	500	609
7.125% due 10/02/2025		$250	267
9.125% due 03/01/2026		250	263

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boyd Gaming Corp.
4.750% due 06/15/2031		$550	$568

Brand Industrial Services, Inc.
8.500% due 07/15/2025		500	502

Buckeye Partners LP
4.125% due 03/01/2025		375	389
4.500% due 03/01/2028		250	254

Builders FirstSource, Inc.
4.250% due 02/01/2032		400	409
5.000% due 03/01/2030		500	533

CAB SELAS
3.375% due 02/01/2028	EUR	250	293

Cable One, Inc.
4.000% due 11/15/2030		$375	374

Cablevision Lightpath LLC
3.875% due 09/15/2027		500	491
5.625% due 09/15/2028		750	754

Caesars Entertainment, Inc.
4.625% due 10/15/2029		900	912
6.250% due 07/01/2025		350	369
8.125% due 07/01/2027		1,000	1,125

Caesars Resort Collection LLC
5.250% due 10/15/2025		1,000	1,015

Callon Petroleum Co.
6.375% due 07/01/2026		400	383

Camelot Finance S.A.
4.500% due 11/01/2026		1,000	1,040

Carnival Corp.
5.750% due 03/01/2027		1,000	1,035
7.625% due 03/01/2026		750	802

Carnival PLC
1.000% due 10/28/2029	EUR	1,000	904

Catalent Pharma Solutions, Inc.
2.375% due 03/01/2028		2,500	2,938
3.500% due 04/01/2030		$450	451

CCO Holdings LLC
4.250% due 01/15/2034		400	397
4.500% due 08/15/2030		1,500	1,549
4.500% due 05/01/2032		1,500	1,547
4.500% due 06/01/2033		1,000	1,019
5.125% due 05/01/2027		250	261

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025		250	265

Cellnex Finance Co. S.A.
2.000% due 02/15/2033	EUR	500	567

Centene Corp.
2.500% due 03/01/2031		$500	494
3.375% due 02/15/2030		250	259
4.625% due 12/15/2029		1,000	1,091

Centennial Resource Production LLC
5.375% due 01/15/2026		1,000	983

CeramTec BondCo GmbH
5.250% due 12/15/2025	EUR	2,500	2,963

CF Industries, Inc.
5.150% due 03/15/2034		$1,500	1,840

CGG S.A.
8.750% due 04/01/2027		200	202

Charles River Laboratories International, Inc.
3.750% due 03/15/2029		500	511
4.000% due 03/15/2031		750	787

Cheniere Energy Partners LP
3.250% due 01/31/2032		1,400	1,406
4.000% due 03/01/2031		500	524
4.500% due 10/01/2029		1,000	1,064

Cheniere Energy, Inc.
4.625% due 10/15/2028		625	659

Cheplapharm Arzneimittel GmbH
4.375% due 01/15/2028	EUR	1,000	1,207

Chesapeake Energy Corp.
5.500% due 02/01/2026		$500	523

Chobani LLC
4.625% due 11/15/2028		250	258
7.500% due 04/15/2025		1,000	1,042

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cirsa Finance International SARL
4.750% due 05/22/2025	EUR	500	$582
6.250% due 12/20/2023		425	500

Clarios Global LP
4.375% due 05/15/2026		1,500	1,800
8.500% due 05/15/2027		$500	532

Clarivate Science Holdings Corp.
3.875% due 07/01/2028		500	501
4.875% due 07/01/2029		600	602

Clear Channel Outdoor Holdings, Inc.
7.750% due 04/15/2028		500	527

Colgate Energy Partners LLC
5.875% due 07/01/2029		425	429

CommScope Technologies LLC
6.000% due 06/15/2025		750	760

CommScope, Inc.
4.750% due 09/01/2029		650	650
6.000% due 03/01/2026		500	520
7.125% due 07/01/2028		1,000	1,022
8.250% due 03/01/2027		575	603

Community Health Systems, Inc.
4.750% due 02/15/2031		1,000	1,007
5.625% due 03/15/2027		750	786
6.000% due 01/15/2029		125	133
6.125% due 04/01/2030		500	487
6.875% due 04/01/2028		750	722
6.875% due 04/15/2029		1,250	1,255
8.000% due 03/15/2026		500	531

Comstock Resources, Inc.
5.875% due 01/15/2030		400	417
6.750% due 03/01/2029		500	541
7.500% due 05/15/2025		172	179

Consolidated Communications, Inc.
5.000% due 10/01/2028		500	517

Continental Resources, Inc.
4.375% due 01/15/2028		500	554

Cornerstone Building Brands, Inc.
6.125% due 01/15/2029		750	798

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 «		2,000	0

Coty, Inc.
4.000% due 04/15/2023	EUR	1,000	1,168
4.750% due 04/15/2026		500	587
5.000% due 04/15/2026		$500	511
6.500% due 04/15/2026		1,000	1,026

CQP Holdco LP
5.500% due 06/15/2031		700	745

Crocs, Inc.
4.250% due 03/15/2029		500	515

CSC Holdings LLC
5.750% due 01/15/2030		1,000	1,018
5.875% due 09/15/2022		500	518
6.500% due 02/01/2029		1,000	1,084

DaVita, Inc.
3.750% due 02/15/2031		1,000	975
4.625% due 06/01/2030		1,000	1,030

DCP Midstream Operating LP
5.375% due 07/15/2025		500	553
5.625% due 07/15/2027		500	569
6.450% due 11/03/2036		400	498

Dell, Inc.
7.100% due 04/15/2028		1,000	1,291

Deluxe Corp.
8.000% due 06/01/2029		625	654

Devon Energy Corp.
5.250% due 10/15/2027		325	346
5.875% due 06/15/2028		325	358

Diamond Asset Co. (9.000% Cash and 4.000% PIK)
13.000% due 04/22/2027 (b)		21	21

Diamond BC BV
4.625% due 10/01/2029		450	457
5.625% due 08/15/2025	EUR	1,000	1,176

Diamond Offshore Drilling, Inc.
13.000% due 12/21/2026 «		$11	11

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	91

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diamond Sports Group LLC
5.375% due 08/15/2026		$1,250	$827
6.625% due 08/15/2027		500	220

DIRECTV Holdings LLC
5.875% due 08/15/2027		700	731

DISH DBS Corp.
5.875% due 07/15/2022		500	516
5.875% due 11/15/2024		500	538

DKT Finance ApS
7.000% due 06/17/2023	EUR	1,000	1,182

DT Midstream, Inc.
4.125% due 06/15/2029		$1,000	1,015
4.375% due 06/15/2031		1,000	1,031

Dufry One BV
3.375% due 04/15/2028	EUR	800	922

Dun & Bradstreet Corp.
6.875% due 08/15/2026		$599	629
10.250% due 02/15/2027		1,050	1,131

Edgewell Personal Care Co.
5.500% due 06/01/2028		500	529

Elastic NV
4.125% due 07/15/2029		1,000	1,006

Element Solutions, Inc.
3.875% due 09/01/2028		500	506

Endo Dac
6.000% due 06/30/2028		982	704
9.500% due 07/31/2027 (k)		706	709

Endo Luxembourg Finance Co. SARL
6.125% due 04/01/2029		1,000	1,001

Endure Digital, Inc.
6.000% due 02/15/2029		1,000	951

Energizer Holdings, Inc.
4.375% due 03/31/2029		500	497
4.750% due 06/15/2028		1,000	1,019

EnLink Midstream LLC
5.625% due 01/15/2028		500	533

EnLink Midstream Partners LP
4.850% due 07/15/2026		500	526

Envision Healthcare Corp.
8.750% due 10/15/2026		250	203

EQM Midstream Partners LP
4.000% due 08/01/2024		1,000	1,041
4.750% due 01/15/2031		500	521
6.500% due 07/01/2027		400	450

EQT Corp.
3.125% due 05/15/2026		425	436
6.625% due 02/01/2025		250	286

F-Brasile SpA
7.375% due 08/15/2026		1,000	1,031

First Student Bidco, Inc.
4.000% due 07/31/2029		700	691

Flex Acquisition Co., Inc.
6.875% due 01/15/2025		500	507
7.875% due 07/15/2026		1,500	1,569

Foundation Building Materials, Inc.
6.000% due 03/01/2029		1,250	1,227

Freeport-McMoRan, Inc.
4.125% due 03/01/2028		500	519
5.400% due 11/14/2034		1,250	1,503

Frontier Communications Holdings LLC
5.000% due 05/01/2028		250	263
5.875% due 10/15/2027		375	399
6.750% due 05/01/2029		250	264

Full House Resorts, Inc.
8.250% due 02/15/2028		750	807

Gap, Inc.
3.625% due 10/01/2029		1,500	1,506

Garda World Security Corp.
6.000% due 06/01/2029		800	785

GCP Applied Technologies, Inc.
5.500% due 04/15/2026		1,000	1,024

GFL Environmental, Inc.
4.000% due 08/01/2028		1,000	994

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 12/15/2026		$1,000	$1,051

Global Marine, Inc.
7.000% due 06/01/2028		1,000	699

Global Medical Response, Inc.
6.500% due 10/01/2025		1,000	1,035

Golden Nugget, Inc.
6.750% due 10/15/2024		500	501

Graham Packaging Co., Inc.
7.125% due 08/15/2028		1,000	1,063

Great Lakes Dredge & Dock Corp.
5.250% due 06/01/2029		350	363

Grifols Escrow Issuer S.A.
3.875% due 10/15/2028 (a)	EUR	1,200	1,408

Grifols S.A.
2.250% due 11/15/2027		1,000	1,165

Gruenenthal GmbH
4.125% due 05/15/2028		1,100	1,338

H-Food Holdings LLC
8.500% due 06/01/2026		$2,500	2,594

Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		1,250	1,297

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026		500	524

HCA, Inc.
3.500% due 09/01/2030		750	795
5.375% due 02/01/2025		1,250	1,398

HealthEquity, Inc.
4.500% due 10/01/2029 (a)		500	508

Herens Holdco SARL
4.750% due 05/15/2028		500	503

Herens Midco SARL
5.250% due 05/15/2029	EUR	1,000	1,127

High Ridge
8.875% due 03/15/2025 «		$1,750	24

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		1,000	986
3.750% due 05/01/2029		375	379
4.000% due 05/01/2031		375	381

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031		600	603
5.000% due 06/01/2029		625	638

iHeartCommunications, Inc.
4.750% due 01/15/2028		1,000	1,032
6.375% due 05/01/2026		250	264
8.375% due 05/01/2027		1,000	1,070

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)		250	257

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		500	547

Illuminate Buyer LLC
9.000% due 07/01/2028		125	138

Imola Merger Corp.
4.750% due 05/15/2029		500	518

Indigo Merger Sub, Inc.
2.875% due 07/15/2026		400	405

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	375	439

INEOS Styrolution Group GmbH
2.250% due 01/16/2027		300	344

Ingevity Corp.
3.875% due 11/01/2028		$750	749

Innophos Holdings, Inc.
9.375% due 02/15/2028		1,000	1,082

Installed Building Products, Inc.
5.750% due 02/01/2028		1,000	1,051

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(c)		500	280
8.500% due 10/15/2024 ^(c)		500	286
9.750% due 07/15/2025 ^(c)		1,000	545

International Game Technology PLC
3.500% due 07/15/2024	EUR	500	610
4.125% due 04/15/2026		$1,000	1,041

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IQVIA, Inc.
2.250% due 01/15/2028	EUR	1,500	$1,752
2.875% due 06/15/2028		500	596
5.000% due 10/15/2026		$1,000	1,026

IRB Holding Corp.
6.750% due 02/15/2026		1,500	1,543
7.000% due 06/15/2025		500	531

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (b)		250	255

Jaguar Holding Co.
4.625% due 06/15/2025		500	520
5.000% due 06/15/2028		500	539

Jaguar Land Rover Automotive PLC
4.500% due 07/15/2028	EUR	750	859

JELD-WEN, Inc.
4.875% due 12/15/2027		$1,000	1,044

Kraft Heinz Foods Co.
4.375% due 06/01/2046		500	570
4.875% due 10/01/2049		250	305
5.000% due 07/15/2035		1,000	1,231
5.000% due 06/04/2042		1,500	1,843
5.200% due 07/15/2045		1,250	1,568
5.500% due 06/01/2050		250	330

Kronos Acquisition Holdings, Inc.
7.000% due 12/31/2027		1,250	1,200

LABL Escrow Issuer LLC
10.500% due 07/15/2027		500	540

LABL, Inc.
6.750% due 07/15/2026		1,000	1,051

Laboratoire Eimer Selas
5.000% due 02/01/2029	EUR	500	600

Lamb Weston Holdings, Inc.
4.875% due 11/01/2026		$1,125	1,154

LBM Acquisition LLC
6.250% due 01/15/2029		1,000	1,001

Legacy LifePoint Health LLC
4.375% due 02/15/2027		250	250

Level 3 Financing, Inc.
3.750% due 07/15/2029		1,000	968

LifePoint Health, Inc.
5.375% due 01/15/2029		1,250	1,218

Live Nation Entertainment, Inc.
3.750% due 01/15/2028		600	597

LogMeIn, Inc.
5.500% due 09/01/2027		375	382

Loxam S.A.S.
3.750% due 07/15/2026	EUR	1,000	1,187

Madison IAQ LLC
5.875% due 06/30/2029		$1,000	1,009

Manitowoc Co., Inc.
9.000% due 04/01/2026		1,000	1,073

Marks & Spencer PLC
3.750% due 05/19/2026	GBP	750	1,054

Marriott Ownership Resorts, Inc.
4.500% due 06/15/2029		$450	456

Mattel, Inc.
3.750% due 04/01/2029		500	522

Mauser Packaging Solutions Holding Co.
4.750% due 04/15/2024	EUR	500	581
5.500% due 04/15/2024		$500	505
7.250% due 04/15/2025 (k)		1,000	995

MEG Energy Corp.
5.875% due 02/01/2029		500	512
7.125% due 02/01/2027		750	788

Merlin Entertainments Ltd.
5.750% due 06/15/2026		1,750	1,810

MGM China Holdings Ltd.
4.750% due 02/01/2027		1,000	985

MGM Resorts International
5.750% due 06/15/2025		657	717
6.000% due 03/15/2023		500	529

Midas OpCo Holdings LLC
5.625% due 08/15/2029		800	829

92	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Midwest Gaming Borrower LLC
4.875% due 05/01/2029		$500	$510

Mozart Debt Merger Sub, Inc.
3.875% due 04/01/2029 (a)		800	800
5.250% due 10/01/2029 (a)		750	750

MPH Acquisition Holdings LLC
5.750% due 11/01/2028		1,000	943

MSCI, Inc.
4.000% due 11/15/2029		1,000	1,060

Nabors Industries, Inc.
9.000% due 02/01/2025		375	390

NCL Corp. Ltd.
5.875% due 03/15/2026		925	949

NESCO Holdings, Inc.
5.500% due 04/15/2029		250	260

Netflix, Inc.
3.625% due 06/15/2030	EUR	1,000	1,391
4.875% due 04/15/2028		$500	577
5.875% due 11/15/2028		1,000	1,227
6.375% due 05/15/2029		500	633

Newell Brands, Inc.
4.875% due 06/01/2025		500	552

Nexstar Broadcasting, Inc.
5.625% due 07/15/2027		1,000	1,059

Nidda BondCo GmbH
5.000% due 09/30/2025	EUR	1,250	1,446

Nidda Healthcare Holding GmbH
3.500% due 09/30/2024		1,500	1,730

Nielsen Finance LLC
4.500% due 07/15/2029		$1,100	1,077
5.625% due 10/01/2028		250	260
5.875% due 10/01/2030		250	264

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		146	163

Norican A/S
4.500% due 05/15/2023	EUR	500	573

Novelis Corp.
3.250% due 11/15/2026		$900	914
4.750% due 01/30/2030		500	527

Novelis Sheet Ingot GmbH
3.375% due 04/15/2029	EUR	500	605

NuStar Logistics LP
5.750% due 10/01/2025		$250	270
6.375% due 10/01/2030		250	275

Occidental Petroleum Corp.
4.400% due 08/15/2049		250	246
4.625% due 06/15/2045		900	922
5.550% due 03/15/2026		500	556
5.875% due 09/01/2025		250	281
6.200% due 03/15/2040		500	590
6.450% due 09/15/2036		500	630
6.600% due 03/15/2046		500	628
6.625% due 09/01/2030		500	617
7.875% due 09/15/2031		1,500	2,003
8.875% due 07/15/2030		375	510

Olympus Water U.S. Holding Corp.
4.250% due 10/01/2028 (a)		725	715
5.375% due 10/01/2029 (a)	EUR	1,000	1,151

ON Semiconductor Corp.
3.875% due 09/01/2028		$500	517

Organon & Co.
4.125% due 04/30/2028		500	511
5.125% due 04/30/2031		1,000	1,052

Organon Finance 1 LLC
2.875% due 04/30/2028	EUR	500	592

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		$2,400	2,572
7.375% due 06/01/2025		300	317

Ovintiv, Inc.
7.375% due 11/01/2031		500	679

Owens & Minor, Inc.
4.500% due 03/31/2029		500	506

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027		875	867

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pactiv LLC
7.950% due 12/15/2025		$1,000	$1,128

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		310	316

Park River Holdings, Inc.
5.625% due 02/01/2029		1,000	970

PDC Energy, Inc.
5.750% due 05/15/2026		500	521

Performance Food Group, Inc.
4.250% due 08/01/2029		600	602
5.500% due 10/15/2027		125	131

PetSmart, Inc.
4.750% due 02/15/2028		1,000	1,029
7.750% due 02/15/2029		1,000	1,093

Picasso Finance Sub, Inc.
6.125% due 06/15/2025		203	215

PM General Purchaser LLC
9.500% due 10/01/2028		500	529

Post Holdings, Inc.
4.500% due 09/15/2031		1,500	1,484
4.625% due 04/15/2030		500	504
5.625% due 01/15/2028		1,000	1,052

Premier Entertainment Sub LLC
5.625% due 09/01/2029		675	683
5.875% due 09/01/2031		725	733

Prestige Brands, Inc.
3.750% due 04/01/2031		1,000	966

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		500	537

Prime Security Services Borrower LLC
5.250% due 04/15/2024		1,000	1,068
6.250% due 01/15/2028		500	518

Q-Park Holding BV
2.000% due 03/01/2027	EUR	1,000	1,109

Quatrim SASU
5.875% due 01/15/2024		500	598

Rackspace Technology Global, Inc.
5.375% due 12/01/2028 (k)		$1,000	984

Radiate Holdco LLC
4.500% due 09/15/2026		1,000	1,034
6.500% due 09/15/2028		1,000	1,021

Radiology Partners, Inc.
9.250% due 02/01/2028		500	539

Rakuten Group, Inc.
5.125% due 04/22/2026 •(g)		250	254
6.250% due 04/22/2031 •(g)		500	531

Real Hero Merger Sub 2, Inc.
6.250% due 02/01/2029		500	519

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026		1,000	1,057

Revlon Consumer Products Corp.
6.250% due 08/01/2024		500	221

Rite Aid Corp.
7.500% due 07/01/2025		500	501

Rockcliff Energy LLC
5.500% due 10/15/2029 (a)		400	406

Rockies Express Pipeline LLC
4.800% due 05/15/2030		750	782

Roller Bearing Co. of America, Inc.
4.375% due 10/15/2029 (a)		500	513

Rolls-Royce PLC
0.875% due 05/09/2024	EUR	500	577
4.625% due 02/16/2026		450	579
5.750% due 10/15/2027		$1,000	1,106

Royal Caribbean Cruises Ltd.
5.500% due 04/01/2028		500	512
9.125% due 06/15/2023		700	762
11.500% due 06/01/2025		60	69

RP Escrow Issuer LLC
5.250% due 12/15/2025		250	258

Scientific Games International, Inc.
3.375% due 02/15/2026	EUR	500	586
5.500% due 02/15/2026		750	897
7.250% due 11/15/2029		$750	844

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SCIH Salt Holdings, Inc.
4.875% due 05/01/2028		$500	$503
6.625% due 05/01/2029		500	481

Scripps Escrow, Inc.
5.375% due 01/15/2031		1,000	985

Seagate HDD Cayman
4.125% due 01/15/2031		700	733

Sensata Technologies BV
4.000% due 04/15/2029		1,000	1,019

Sensata Technologies, Inc.
3.750% due 02/15/2031		1,000	1,008

Sigma Holdco BV
5.750% due 05/15/2026 (k)	EUR	1,000	1,110
7.875% due 05/15/2026		$1,200	1,187

Simmons Foods, Inc.
4.625% due 03/01/2029		500	504

Sirius XM Radio, Inc.
3.875% due 09/01/2031		650	636
4.125% due 07/01/2030		1,000	1,006

SM Energy Co.
6.625% due 01/15/2027		250	257
6.750% due 09/15/2026		250	256

Sofima Holding SpA
3.750% due 01/15/2028	EUR	500	585

Southwestern Energy Co.
5.375% due 02/01/2029		$500	536
5.375% due 03/15/2030		700	756

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		375	382

Square, Inc.
2.750% due 06/01/2026		250	254
3.500% due 06/01/2031		425	436

SRS Distribution, Inc.
4.625% due 07/01/2028		500	511
6.125% due 07/01/2029		100	103

Standard Industries, Inc.
3.375% due 01/15/2031		1,000	953
5.000% due 02/15/2027		1,000	1,032

Staples, Inc.
7.500% due 04/15/2026		1,000	1,016
10.750% due 04/15/2027		750	731

Strathcona Resources Ltd.
6.875% due 08/01/2026		1,000	992

Studio City Finance Ltd.
5.000% due 01/15/2029		200	185

Suburban Propane Partners LP
5.000% due 06/01/2031		400	415

Summer BC Holdco A SARL
9.250% due 10/31/2027	EUR	901	1,137

Summer BC Holdco B SARL
5.750% due 10/31/2026		250	304

Surgery Center Holdings, Inc.
10.000% due 04/15/2027		$1,000	1,081

Syneos Health, Inc.
3.625% due 01/15/2029		500	499

Synthomer PLC
3.875% due 07/01/2025	EUR	500	600

T-Mobile USA, Inc.
2.250% due 02/15/2026		$250	253
2.625% due 02/15/2029		625	632
2.875% due 02/15/2031		750	757
3.500% due 04/15/2031		1,000	1,056
4.750% due 02/01/2028		1,000	1,064

Team Health Holdings, Inc.
6.375% due 02/01/2025		2,000	1,936

Techem Verwaltungsgesellschaft mbH
2.000% due 07/15/2025	EUR	500	576

TEGNA, Inc.
5.000% due 09/15/2029		$1,000	1,031
5.500% due 09/15/2024		420	426

Teleflex, Inc.
4.250% due 06/01/2028		1,000	1,041

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	93

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tenet Healthcare Corp.
6.125% due 10/01/2028		$1,000	$1,052
6.750% due 06/15/2023		1,000	1,079
6.875% due 11/15/2031		1,000	1,149

Terminix Co. LLC
7.450% due 08/15/2027		1,000	1,214

TK Elevator U.S., Newco, Inc.
5.250% due 07/15/2027		500	525

TransDigm, Inc.
4.625% due 01/15/2029		500	500
5.500% due 11/15/2027		2,000	2,058

Transocean Guardian Ltd.
5.875% due 01/15/2024		503	501

Transocean, Inc.
7.250% due 11/01/2025		1,000	834
7.500% due 04/15/2031		1,000	662

Travel + Leisure Co.
6.625% due 07/31/2026		750	855

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		1,000	1,052

TriMas Corp.
4.125% due 04/15/2029		500	512

TriNet Group, Inc.
3.500% due 03/01/2029		750	753

TripAdvisor, Inc.
7.000% due 07/15/2025		250	265

Triton Water Holdings, Inc.
6.250% due 04/01/2029		250	254

Triumph Group, Inc.
7.750% due 08/15/2025		500	495
8.875% due 06/01/2024		315	347

Twilio, Inc.
3.625% due 03/15/2029		375	384
3.875% due 03/15/2031		250	256

U.S. Acute Care Solutions LLC
6.375% due 03/01/2026		1,150	1,215

U.S. Foods, Inc.
4.750% due 02/15/2029		1,000	1,028
6.250% due 04/15/2025		375	394

U.S. Renal Care, Inc.
10.625% due 07/15/2027		1,500	1,596

Uber Technologies, Inc.
4.500% due 08/15/2029		775	782
7.500% due 05/15/2025		750	800

Unifrax Escrow Issuer Corp.
5.250% due 09/30/2028		600	608
7.500% due 09/30/2029		300	308

United Airlines, Inc.
4.375% due 04/15/2026		700	719
4.625% due 04/15/2029		700	724

Univision Communications, Inc.
4.500% due 05/01/2029		150	153
5.125% due 02/15/2025		1,500	1,524

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)		99	103

Verisure Holding AB
3.250% due 02/15/2027	EUR	500	583

Verisure Midholding AB
5.250% due 02/15/2029		500	595

Veritas U.S., Inc.
7.500% due 09/01/2025		$750	781

Vertical Holdco GmbH
7.625% due 07/15/2028		448	479

Viavi Solutions, Inc.
3.750% due 10/01/2029		400	401

Victors Merger Corp.
6.375% due 05/15/2029		300	288

Viking Cruises Ltd.
5.875% due 09/15/2027		1,000	969
7.000% due 02/15/2029		500	506
13.000% due 05/15/2025		250	288

Vine Energy Holdings LLC
6.750% due 04/15/2029		1,000	1,081

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virgin Media Finance PLC
3.750% due 07/15/2030	EUR	2,000	$2,352
5.000% due 07/15/2030		$1,000	1,027

Virgin Media Secured Finance PLC
4.500% due 08/15/2030		1,000	1,017

Vmed O2 UK Financing PLC
3.250% due 01/31/2031	EUR	1,000	1,191

VOC Escrow Ltd.
5.000% due 02/15/2028		$500	494

Waste Pro USA, Inc.
5.500% due 02/15/2026		1,000	1,011

WESCO Distribution, Inc.
7.125% due 06/15/2025		500	534
7.250% due 06/15/2028		750	832

Western Midstream Operating LP
5.450% due 04/01/2044		1,400	1,611

Wheel Pros, Inc.
6.500% due 05/15/2029		500	484

White Cap Buyer LLC
6.875% due 10/15/2028		1,750	1,849

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (b)		750	776

Williams Scotsman International, Inc.
4.625% due 08/15/2028		250	261

WMG Acquisition Corp.
3.000% due 02/15/2031		1,000	977
3.875% due 07/15/2030		500	521

Wolverine Escrow LLC
8.500% due 11/15/2024		500	466

WR Grace Holdings LLC
5.625% due 08/15/2029		800	826

WW International, Inc.
4.500% due 04/15/2029		1,000	980

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028		500	523

Wynn Las Vegas LLC
5.250% due 05/15/2027		1,700	1,719
5.500% due 03/01/2025		500	511

Wynn Resorts Finance LLC
5.125% due 10/01/2029		500	504
7.750% due 04/15/2025		500	528

XPO Logistics, Inc.
6.250% due 05/01/2025		1,000	1,057

Yum! Brands, Inc.
3.625% due 03/15/2031		500	503
4.625% due 01/31/2032		1,000	1,069
6.875% due 11/15/2037		1,000	1,292

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		250	249
6.125% due 03/01/2028		1,000	1,015

Ziggo Bond Co. BV
3.375% due 02/28/2030	EUR	500	579
6.000% due 01/15/2027		$1,500	1,553

Ziggo BV
4.875% due 01/15/2030		500	516
5.500% due 01/15/2027		797	825

			388,216

UTILITIES 4.0%

Antero Midstream Partners LP
5.375% due 06/15/2029		1,000	1,031

Atlantica Sustainable Infrastructure PLC
4.125% due 06/15/2028		50	52

Calpine Corp.
4.500% due 02/15/2028		500	511
5.000% due 02/01/2031		500	501
5.125% due 03/15/2028		750	760

Clearway Energy Operating LLC
3.750% due 02/15/2031		1,500	1,506

CrownRock LP
5.625% due 10/15/2025		1,000	1,025

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Endeavor Energy Resources LP
5.500% due 01/30/2026		$1,000	$1,043
5.750% due 01/30/2028		1,000	1,054
6.625% due 07/15/2025		250	264

Genesis Energy LP
7.750% due 02/01/2028		500	500
8.000% due 01/15/2027		275	279

Lorca Telecom Bondco S.A.
4.000% due 09/18/2027	EUR	500	583

Lumen Technologies, Inc.
4.500% due 01/15/2029		$1,000	970

NRG Energy, Inc.
3.625% due 02/15/2031		500	492
6.625% due 01/15/2027		356	369

Sprint Capital Corp.
8.750% due 03/15/2032		1,500	2,243

Sprint Corp.
7.625% due 02/15/2025		1,500	1,755
7.875% due 09/15/2023		1,000	1,119

Talen Energy Supply LLC
7.250% due 05/15/2027		750	709

Tallgrass Energy Partners LP
6.000% due 12/31/2030		500	513

Targa Resources Partners LP
4.000% due 01/15/2032		500	517
4.875% due 02/01/2031		500	540
5.875% due 04/15/2026		1,500	1,568
6.875% due 01/15/2029		625	701

Telecom Italia Capital S.A.
6.375% due 11/15/2033		1,000	1,165

Telecom Italia SpA
5.303% due 05/30/2024		500	539

TerraForm Power Operating LLC
5.000% due 01/31/2028		1,000	1,075

			23,384

Total Corporate Bonds & Notes (Cost $462,448)			475,507

U.S. TREASURY OBLIGATIONS 1.3%

U.S. Treasury Notes
0.750% due 08/31/2026		8,200	8,114

Total U.S. Treasury Obligations (Cost $8,183)			8,114

		SHARES
COMMON STOCKS 1.0%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (d)		51,501	140

iHeartMedia, Inc. ‘A’ (d)		11,879	297

iHeartMedia, Inc. ‘B’ «(d)		9,227	208

			645

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (d)		294,527	1

ENERGY 0.3%

CHC Group LLC «(d)		77,756	2

Noble Corp. (d)(i)		52,711	1,426

Valaris Ltd. (d)		7,557	264

			1,692

FINANCIALS 0.0%

DB Investors, Inc. «(d)(i)		13	0

94	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

Diamond Offshore Drilling, Inc. «(d)	7,170	$41

Healogics, Inc. «(d)	44,931	674

Noble Corp. (d)	4,576	124

		839

MATERIALS 0.5%

Associated Materials Group, Inc. «(d)(i)	331,570	2,338

Hexion Holdings Corp. (d)(i)	13,610	299

		2,637
Total Common Stocks (Cost $9,216)		5,814

WARRANTS 0.0%

FINANCIALS 0.0%

DB Investors, Inc. - Exp. 01/18/2024 «(i)	50	0

Total Warrants (Cost $0)		0

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.7%

INDUSTRIALS 0.7%

Sequa Corp. (15.000% PIK)
15.000% «(b)	3,727	$4,059

Total Preferred Securities (Cost $2,400)		4,059

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (j) 0.1%
		494

U.S. TREASURY BILLS 0.1%
0.042% due 02/17/2022 (e)(f)	$371	371

Total Short-Term Instruments (Cost $865)		865

Total Investments in Securities (Cost $490,631)		502,057

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 15.0%

SHORT-TERM INSTRUMENTS 15.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.0%

PIMCO Short-Term Floating NAV Portfolio III	8,965,572	$88,418

Total Short-Term Instruments (Cost $88,363)		88,418

Total Investments in Affiliates (Cost $88,363)		88,418

Total Investments 100.2% (Cost $578,994)		$590,475

Financial Derivative Instruments (l)(m) 0.2%
(Cost or Premiums, net $3,316)		1,442

Other Assets and Liabilities, net (0.4)%		(2,654)

Net Assets 100.0%		$589,263

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Associated Materials Group, Inc.	08/24/2020	$2,105	$2,338	0.40%
DB Investors, Inc.	06/28/2019	0	0	0.00
DB Investors, Inc. - Exp. 01/18/2024	01/18/2024 - 06/28/2019	0	0	0.00
Hexion Holdings Corp.	01/05/2017	394	299	0.05
Noble Corp.	02/05/2021 - 02/25/2021	685	1,426	0.24

		$3,184	$4,063	0.69%

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	95

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$494	U.S. Treasury Notes 0.125% due 12/31/2022	$(504)	$494	$494

Total Repurchase Agreements						$(504)	$494	$494

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BRC	(0.950)%	08/23/2021	TBD	(2)	EUR	(972)	$(1,124)
	(0.500)	06/09/2021	TBD	(2)	$	(897)	(896)
FBF	(2.250)	09/03/2021	TBD	(2)		(595)	(594)
	(1.350)	05/20/2021	TBD	(2)	EUR	(1,465)	(1,688)
	(1.000)	09/07/2021	TBD	(2)		(743)	(860)
JML	(0.100)	09/07/2021	11/08/2021		$	(815)	(815)

Total Reverse Repurchase Agreements							$(5,977)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$0	$(2,020)	$0	$(2,020)	$2,094	$74
FBF	0	(3,142)	0	(3,142)	3,092	(50)
FICC	494	0	0	494	(504)	(10)
JML	0	(815)	0	(815)	995	180

Total Borrowings and Other Financing Transactions	$494	$(5,977)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(815)	$(5,162)	$(5,977)

Total Borrowings	$0	$0	$(815)	$(5,162)	$(5,977)

Payable for reverse repurchase agreements					$(5,977)

(k)	Securities with an aggregate market value of $6,181 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(2,870) at a weighted average interest rate of (0.923%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

96	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	5.000%	Quarterly	12/20/2025	$100	$9	$0	$9	$0	$0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	27,000	2,643	(116)	2,527	0	(25)
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026	7,000	664	(4)	660	0	(8)

Total Swap Agreements					$3,316	$(120)	$3,196	$0	$(33)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(33)	$(33)

Cash of $2,910 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2021	EUR	277		$328	$7	$0
	10/2021	GBP	612		838	13	0

CBK	10/2021		3,364		4,630	97	0
	11/2021	EUR	927		1,073	0	(1)

GLM	10/2021		405		474	5	0

HUS	10/2021		1,984		2,328	30	0

JPM	10/2021		$970	EUR	817	0	(23)

SCX	10/2021	EUR	58,586		$69,201	1,339	0
	11/2021		60,434		70,078	36	0

Total Forward Foreign Currency Contracts						$1,527	$(24)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.122% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/21/2022	$8,000	$0	$(28)	$0	$(28)

Total Swap Agreements								$0	$(28)	$0	$(28)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	97

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$20	$0	$0	$20	$0	$0	$0	$0	$20	$0	$20
CBK	97	0	0	97	(1)	0	0	(1)	96	0	96
GLM	5	0	0	5	0	0	0	0	5	0	5
HUS	30	0	0	30	0	0	0	0	30	0	30
JPM	0	0	0	0	(23)	0	0	(23)	(23)	0	(23)
MYC	0	0	0	0	0	0	(28)	(28)	(28)	0	(28)
SCX	1,375	0	0	1,375	0	0	0	0	1,375	(1,150)	225

Total Over the Counter	$1,527	$0	$0	$1,527	$(24)	$0	$(28)	$(52)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,527	$0	$1,527

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$33	$0	$0	$0	$33

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24	$0	$24
Swap Agreements	0	0	0	0	28	28

	$0	$0	$0	$24	$28	$52

	$0	$33	$0	$24	$28	$85

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$994	$0	$0	$0	$994

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,536	$0	$1,536
Swap Agreements	0	0	0	0	49	49

	$0	$0	$0	$1,536	$49	$1,585

	$0	$994	$0	$1,536	$49	$2,579

98	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(402)	$0	$0	$0	$(402)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,079)	$0	$(1,079)
Swap Agreements	0	0	0	0	(38)	(38)

	$0	$0	$0	$(1,079)	$(38)	$(1,117)

	$0	$(402)	$0	$(1,079)	$(38)	$(1,519)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$4,786	$2,912	$7,698
Corporate Bonds & Notes
Banking & Finance	0	63,907	0	63,907
Industrials	2,150	386,027	39	388,216
Utilities	0	23,384	0	23,384
U.S. Treasury Obligations	0	8,114	0	8,114
Common Stocks
Communication Services	437	0	208	645
Consumer Discretionary	1	0	0	1
Energy	1,690	0	2	1,692
Industrials	0	124	715	839
Materials	299	0	2,338	2,637
Preferred Securities
Industrials	0	0	4,059	4,059
Short-Term Instruments
Repurchase Agreements	0	494	0	494
U.S. Treasury Bills	0	371	0	371

	$4,577	$487,207	$10,273	$502,057

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$88,418	$0	$0	$88,418

Total Investments	$92,995	$487,207	$10,273	$590,475

Financial Derivative Instruments - Assets
Over the counter	$0	$1,527	$0	$1,527

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(33)	0	(33)
Over the counter	0	(52)	0	(52)

	$0	$(85)	$0	$(85)

Total Financial Derivative Instruments	$0	$1,442	$0	$1,442

Totals	$92,995	$488,649	$10,273	$591,917

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$135	$2,767	$0	$(2)	$(7)	$19	$0	$0	$2,912	$10
Corporate Bonds & Notes
Industrials	28	11	0	0	0	0	0	0	39	0
Common Stocks
Communication Services	151	0	0	0	0	57	0	0	208	57
Energy(2)	678	240	0	0	0	510	0	(1,426)	2	0
Industrials	338	2,731	(240)	0	0	(1,990)	0	(124)	715	(2,015)
Materials(3)	2,235	0	0	0	0	103	0	0	2,338	103
Preferred Securities
Industrials	5,164	0	(148)	0	0	(957)	0	0	4,059	(958)

Totals	$8,729	$5,749	$(388)	$(2)	$(7)	$(2,258)	$0	$(1,550)	$10,273	$(2,803)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	99

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)	September 30, 2021	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs	Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$2,110	Proxy Pricing	Base Price	%	99.000-99.250	99.016
	802	Third Party Vendor	Broker Quote		100.250	—
Corporate Bonds & Notes
Industrials	11	Other Valuation Techniques(4)	—		—	—
	28	Proxy Pricing	Base Price		0.258-1.375	1.220
Common Stocks
Communication Services	208	Reference Instrument	Liquidity Discount		10.000	—
Energy	2	Other Valuation Techniques(4)	—		—	—
Industrials	715	Other Valuation Techniques(4)	—		—	—
Materials	2,338	Comparable Companies	EBITDA Multiple	x	8.850	—
Preferred Securities
Industrials	4,059	Comparable Companies	EBITDA Multiple	x/x	11.600/8.600	—

Total	$10,273

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Industrials to Energy since prior fiscal year end.
(3)	Sector type updated from Financials to Materials since prior fiscal year end.
(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

100	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	September 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 5.7%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~	$5,450	$5,642

ACProducts, Inc.
4.750% (LIBOR03M + 4.250%) due 05/17/2028 ~	3,691	3,691

Ahlstrom-Munksjo Oyj
4.132% - 4.750% (LIBOR03M + 4.000%) due 02/04/2028 ~	3,483	3,494

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~	4,000	4,023

Aramark Services, Inc.
1.834% (LIBOR03M + 1.750%) due 03/11/2025 ~	466	457

Arches Buyer, Inc.
3.750% (LIBOR03M + 3.250%) due 12/06/2027 ~	6,253	6,228

AT Home Group, Inc.
4.750% (LIBOR03M + 4.250%) due 07/24/2028 ~	4,900	4,904

Atlantic Aviation LLC
TBD% due 09/22/2028	2,000	2,001

Avolon TLB Borrower (U.S.) LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2027 ~	2,784	2,788

AWAS Aviation Capital Ltd.
4.870% due 10/07/2021 «(h)	6,679	6,679

Caesars Resort Collection LLC
2.834% (LIBOR03M + 2.750%) due 12/23/2024 ~	13,385	13,322
3.583% (LIBOR03M + 3.500%) due 07/21/2025 ~	2,674	2,681

Camelot U.S. Acquisition Co.
3.084% (LIBOR03M + 3.000%) due 10/30/2026 ~	98	98

Carnival Corp.
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~	1,485	1,481

Catalent Pharma Solutions, Inc.
2.500% (LIBOR03M + 2.000%) due 02/22/2028 ~	598	600

CenturyLink, Inc.
2.334% (LIBOR03M + 2.250%) due 03/15/2027 ~	1,702	1,685

Chobani LLC
4.500% (LIBOR03M + 3.500%) due 10/20/2027 ~	990	994

Citadel Securities LP
2.584% (LIBOR03M + 2.500%) due 02/02/2028 ~	2,388	2,370

CommScope, Inc.
3.334% (LIBOR03M + 3.250%) due 04/06/2026 ~	1,666	1,660

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~	5,110	5,109

CSC Holdings LLC
2.584% (LIBOR03M + 2.500%) due 04/15/2027 ~	1,654	1,637

Dell International LLC
2.000% (LIBOR03M + 1.750%) due 09/19/2025 ~	190	190

Delos Finance S.a.r.l.
1.882% (LIBOR03M + 1.750%) due 10/06/2023 ~	6,300	6,303

Diamond Sports Group LLC
3.340% (LIBOR03M + 3.250%) due 08/24/2026 ~	4,900	3,077

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 07/22/2027 ~	2,100	2,104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DT Midstream, Inc.
2.500% (LIBOR03M + 2.000%) due 06/26/2028 ~		$698	$699

E.W. Scripps Co.
3.313% (LIBOR03M + 2.563%) due 05/01/2026 ~		880	879

Foundation Building Materials Holding Co LLC
3.750% (LIBOR03M + 3.250%) due 02/03/2028 ~		3,428	3,410

GIP Blue Holding
TBD% due 09/29/2028«		10,600	10,627

Grinding Media, Inc.
TBD% due 09/22/2028 «		4,200	4,216

Hilton Grand Vacations Borrower LLC
3.500% (LIBOR03M + 3.000%) due 08/02/2028 ~		1,300	1,305

Ingram Micro, Inc.
4.000% (LIBOR03M + 3.500%) due 06/30/2028 ~		7,581	7,611

Instant Brands Holdings, Inc
5.750% (LIBOR03M + 5.000%) due 04/12/2028 «~		6,476	6,460

Intelsat Jackson Holdings S.A.
TBD%—5.750% (LIBOR03M + 4.750%) due 10/13/2022 «~µ		809	802
8.000% (PRIME + 4.750%) due 11/27/2023 ~		1,200	1,217

IRB Holding Corp.
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~		4,963	4,978

Jazz Financing LUX SARL
4.000% (LIBOR03M + 3.500%) due 05/05/2028 ~		3,092	3,100

LBM Acquisition LLC
TBD% due 12/17/2027		4,110	4,073
4.500% (LIBOR03M + 3.750%) due 12/17/2027 ~		6,420	6,361

Level 3 Financing, Inc.
1.834% (LIBOR03M + 1.750%) due 03/01/2027 ~		337	334

MH Sub LLC
3.584% (LIBOR03M + 3.500%) due 09/13/2024 ~		4,548	4,541

Nielsen Consumer, Inc.
4.084% (LIBOR03M + 4.000%) due 03/06/2028 ~		4,384	4,402

Nielsen Finance LLC
2.083% (LIBOR03M + 2.000%) due 10/04/2023 ~		274	274

Numericable Group S.A.
3.000% (EUR003M + 3.000%) due 07/31/2025 ~	EUR	1,554	1,767

Organon & Co.
3.500% (LIBOR03M + 3.000%) due 06/02/2028 ~		$10,200	10,237

Pactiv Evergreen Group
TBD% due 09/20/2028		1,600	1,599

Parexel International Corp.
TBD% due 08/11/2028		900	901
2.834% (LIBOR03M + 2.750%) due 09/27/2024 ~		973	972

Peraton Holding Corp.
4.500% (LIBOR03M + 3.750%) due 02/01/2028 ~		8,582	8,600

Polaris Newco LLC
4.500% (LIBOR03M + 4.000%) due 06/02/2028 ~		4,200	4,214

PUG LLC
3.584% (LIBOR03M + 3.500%) due 02/12/2027 ~		2,095	2,053

Rackspace Hosting, Inc.
3.500% (LIBOR03M + 2.750%) due 02/15/2028 ~		4,090	4,063

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RegionalCare Hospital Partners Holdings, Inc.
3.835% (LIBOR03M + 3.750%) due 11/16/2025 ~	$3,533	$3,531

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~	3,500	3,726

SRS Distribution, Inc.
4.250% (LIBOR03M + 3.750%) due 06/02/2028 ~	3,600	3,603

SS&C Technologies Holdings Europe S.a.r.l.
1.834% (LIBOR03M + 1.750%) due 04/16/2025 ~	645	639

SS&C Technologies, Inc.
1.834% (LIBOR03M + 1.750%) due 04/16/2025 ~	852	844

Standard Industries, Inc.
TBD% due 09/22/2028	2,600	2,605

Tempo Acquisition LLC
3.500% (LIBOR03M + 3.000%) due 08/31/2028 ~	3,100	3,104

Traverse Midstream Partners LLC
6.500% (LIBOR03M + 5.500%) due 09/27/2024 ~	332	333

U.S. Foods, Inc.
1.834% (LIBOR03M + 1.750%) due 06/27/2023 ~	415	413

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~	2,084	2,084

USI, Inc.
3.382% (LIBOR03M + 3.250%) due 12/02/2026 ~	887	882

Viad Corp.
5.500% (LIBOR03M + 5.000%) due 07/30/2028 «~	3,600	3,600

Westmoreland Coal Company (15.000% PIK)
15.000% due 03/15/2029 (b)	2,749	570

White Cap Buyer LLC
4.500% (LIBOR03M + 4.000%) due 10/19/2027 ~	695	697

Zayo Group Holdings, Inc.
3.084% (LIBOR03M + 3.000%) due 03/09/2027 ~	1,247	1,238

Zebra Buyer LLC
TBD% due 04/21/2028	3,700	3,717

Total Loan Participations and Assignments (Cost $218,113)		214,499

CORPORATE BONDS & NOTES 72.1%

BANKING & FINANCE 24.6%

Alexandria Real Estate Equities, Inc.
3.000% due 05/18/2051	1,500	1,462
3.375% due 08/15/2031	2,200	2,396
4.000% due 02/01/2050	800	927
4.850% due 04/15/2049	700	904

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 •(g)	1,400	1,464

Allstate Corp.
6.500% due 05/15/2067 •	1,400	1,889

Ally Financial, Inc.
8.000% due 11/01/2031	6,150	8,860

American Express Co.
3.550% due 09/15/2026 •(f)	2,000	2,041

American Financial Group, Inc.
4.500% due 06/15/2047	7,700	9,443

American Homes 4 Rent LP
4.250% due 02/15/2028	1,800	2,040
4.900% due 02/15/2029	300	351

American International Group, Inc.
4.750% due 04/01/2048	600	766

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	101

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Tower Corp.
2.950% due 01/15/2051		$8,300	$7,845
3.100% due 06/15/2050		10,900	10,690
3.700% due 10/15/2049		5,000	5,420

Arch Capital Finance LLC
5.031% due 12/15/2046		500	655

Arch Capital Group Ltd.
3.635% due 06/30/2050		2,465	2,693

Ares Finance Co. LLC
3.250% due 06/15/2030		1,100	1,150

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		2,950	3,097
3.600% due 09/15/2051		1,200	1,223

Aviation Capital Group LLC
3.875% due 05/01/2023		3,400	3,549
4.875% due 10/01/2025		4,500	4,965

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		2,000	2,059

AXIS Specialty Finance LLC
3.900% due 07/15/2029		4,000	4,379

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	2,120	2,473
2.625% due 04/28/2025		1,000	1,188

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(f)(g)		800	994

Banco Bradesco S.A.
3.200% due 01/27/2025		$2,900	2,941

Banco BTG Pactual S.A.
2.750% due 01/11/2026		2,300	2,237
4.500% due 01/10/2025		3,100	3,189

Banco Inbursa S.A. Institucion de Banca Multiple
4.375% due 04/11/2027		200	214

Banco Mercantil del Norte S.A.
7.500% due 06/27/2029 •(f)(g)		1,200	1,340

Bancolombia S.A.
4.625% due 12/18/2029 •(g)		3,000	3,043

Bank of America Corp.
2.676% due 06/19/2041 •		19,400	18,749
2.972% due 07/21/2052 •		800	785
3.311% due 04/22/2042 •		17,200	18,069
3.946% due 01/23/2049 •		265	307
4.244% due 04/24/2038 •		185	217
4.330% due 03/15/2050 •		60	74
4.443% due 01/20/2048 •		100	124
7.750% due 05/14/2038		7,700	12,059

Bank of America N.A.
6.000% due 10/15/2036		1,200	1,642

Barclays PLC
4.375% due 03/15/2028 •(f)(g)		300	301
6.125% due 12/15/2025 •(f)(g)		4,500	4,987
7.250% due 03/15/2023 •(f)(g)	GBP	1,200	1,725
7.750% due 09/15/2023 •(f)(g)		$200	219
7.875% due 03/15/2022 •(f)(g)		200	205

Berkshire Hathaway Finance Corp.
4.250% due 01/15/2049		70	85

BGC Partners, Inc.
4.375% due 12/15/2025		600	648
5.375% due 07/24/2023		3,300	3,546

Blackstone Holdings Finance Co. LLC
2.800% due 09/30/2050		350	337
3.500% due 09/10/2049		2,500	2,705

Blackstone Secured Lending Fund
2.850% due 09/30/2028		3,000	2,982

BNP Paribas S.A.
4.625% due 02/25/2031 •(f)(g)		3,700	3,788

Brixmor Operating Partnership LP
4.125% due 05/15/2029		1,200	1,349

Broadstone Net Lease LLC
2.600% due 09/15/2031		4,000	3,956

Brookfield Finance LLC
3.450% due 04/15/2050		2,000	2,068

Brookfield Finance, Inc.
3.500% due 03/30/2051		8,700	9,103

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brookfield Property REIT, Inc.
5.750% due 05/15/2026		$700	$728

Carlyle Finance LLC
5.650% due 09/15/2048		3,100	4,268

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	1,454

Chubb INA Holdings, Inc.
4.350% due 11/03/2045		85	107

CI Financial Corp.
3.200% due 12/17/2030		1,600	1,662
4.100% due 06/15/2051		1,200	1,292

CIFI Holdings Group Co. Ltd.
5.950% due 10/20/2025		1,600	1,596

Citigroup, Inc.
8.125% due 07/15/2039		2,900	4,962

Cleveland Clinic Foundation
4.858% due 01/01/2114		45	65

CME Group, Inc.
4.150% due 06/15/2048		1,825	2,320

Cooperatieve Rabobank UA
5.250% due 05/24/2041		75	103

Credit Suisse AG
6.500% due 08/08/2023 (g)		2,425	2,659

Credit Suisse Group AG
3.750% due 03/26/2025		500	539
3.869% due 01/12/2029 •		750	819
4.194% due 04/01/2031 •		600	672
5.250% due 02/11/2027 •(f)(g)		6,893	7,229
6.250% due 12/18/2024 •(f)(g)		2,800	3,024
6.375% due 08/21/2026 •(f)(g)		9,973	10,970
7.125% due 07/29/2022 •(f)(g)		1,600	1,663
7.500% due 12/11/2023 •(f)(g)		1,900	2,080

Crown Castle International Corp.
3.250% due 01/15/2051		900	890
4.300% due 02/15/2029		605	687
4.750% due 05/15/2047		2,650	3,255
5.200% due 02/15/2049		9,248	11,919

CubeSmart LP
4.375% due 02/15/2029		1,900	2,167

CVS Pass-Through Trust
4.704% due 01/10/2036		1,445	1,641

Deutsche Bank AG
3.547% due 09/18/2031 •		5,400	5,767
3.729% due 01/14/2032 •(h)		5,900	6,096
3.961% due 11/26/2025 •		5,800	6,275
5.625% due 05/19/2031 •	EUR	7,800	10,736

Doctors Co. An Interinsurance Exchange
6.500% due 10/15/2023		$10,150	10,820

EPR Properties
3.750% due 08/15/2029		2,450	2,528
4.500% due 06/01/2027		1,167	1,268

Equinix, Inc.
3.000% due 07/15/2050		1,400	1,331
3.400% due 02/15/2052		2,500	2,549

Equitable Holdings, Inc.
4.350% due 04/20/2028		200	228

Erste Group Bank AG
4.250% due 10/15/2027 •(f)(g)	EUR	1,200	1,478

Essex Portfolio LP
2.650% due 03/15/2032		$3,000	3,034

Everest Reinsurance Holdings, Inc.
3.500% due 10/15/2050		2,000	2,131

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		2,300	2,594
4.850% due 04/17/2028		2,500	2,856

Farmers Insurance Exchange
4.747% due 11/01/2057 •		7,000	8,003

Fidelity National Financial, Inc.
3.200% due 09/17/2051		8,100	7,742

First American Financial Corp.
2.400% due 08/15/2031		4,500	4,388

First Republic Bank
4.625% due 02/13/2047		2,000	2,538

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FMR LLC
6.450% due 11/15/2039		$4,500	$6,574

Ford Motor Credit Co. LLC
1.402% (US0003M + 1.270%) due 03/28/2022 ~		1,100	1,101
3.087% due 01/09/2023		1,600	1,626
5.584% due 03/18/2024		8,100	8,716

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		8,400	8,468
6.500% due 10/01/2025		1,400	1,443

Franklin Resources, Inc.
2.950% due 08/12/2051		900	876

Freedom Mortgage Corp.
6.625% due 01/15/2027		4,800	4,674
7.625% due 05/01/2026		300	306
8.250% due 04/15/2025		3,540	3,616

GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,000	5,418

GE Capital Funding LLC
4.400% due 05/15/2030		7,450	8,637
4.550% due 05/15/2032		7,450	8,828

GLP Capital LP
4.000% due 01/15/2030		5,000	5,375
5.300% due 01/15/2029		3,600	4,213

Goldman Sachs Group, Inc.
2.615% due 04/22/2032 •		3,000	3,038
3.650% due 08/10/2026 •(f)		4,400	4,417
4.017% due 10/31/2038 •		18,500	21,282

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		3,600	4,183

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,700	4,010

High Street Funding Trust
4.682% due 02/15/2048		1,500	1,831

Highwoods Realty LP
3.050% due 02/15/2030		2,600	2,721

Host Hotels & Resorts LP
4.500% due 02/01/2026		1,900	2,082

HSBC Holdings PLC
2.848% due 06/04/2031 •		1,400	1,437
4.041% due 03/13/2028 •		7,100	7,861
4.583% due 06/19/2029 •		2,090	2,374
4.600% due 12/17/2030 •(f)(g)		1,400	1,403
5.875% due 09/28/2026 •(f)(g)	GBP	5,378	7,961
7.625% due 05/17/2032		$1,800	2,531

Intercontinental Exchange, Inc.
4.250% due 09/21/2048		1,185	1,412

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(f)(g)	EUR	9,650	13,659

Invesco Finance PLC
5.375% due 11/30/2043		$55	73

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031		4,000	3,844

JAB Holdings BV
2.200% due 11/23/2030		1,750	1,719

Jefferies Group LLC
6.500% due 01/20/2043		2,100	2,920

JPMorgan Chase & Co.
3.109% due 04/22/2051 •		6,300	6,411
3.328% due 04/22/2052 •		18,400	19,310
3.964% due 11/15/2048 •		110	128
8.750% due 09/01/2030		275	411

Kaisa Group Holdings Ltd.
8.500% due 06/30/2022		4,800	4,164
9.375% due 06/30/2024		6,400	4,881
9.750% due 09/28/2023		3,500	2,769
10.875% due 07/23/2023		1,100	914
11.500% due 01/30/2023		1,700	1,434

Kennedy-Wilson, Inc.
5.000% due 03/01/2031		700	717

Kilroy Realty LP
2.500% due 11/15/2032		3,400	3,353
2.650% due 11/15/2033 (a)		1,000	987

102	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kimco Realty Corp.
3.700% due 10/01/2049		$1,800	$1,952

KKR Group Finance Co. LLC
3.500% due 08/25/2050		1,200	1,267

KWG Group Holdings Ltd.
6.000% due 09/15/2022		1,000	982

KWG Property Holding Ltd.
5.875% due 11/10/2024		2,100	1,921

Lazard Group LLC
4.375% due 03/11/2029		209	237

Legg Mason, Inc.
5.625% due 01/15/2044		1,400	1,939

Liberty Mutual Group, Inc.
3.951% due 10/15/2050		900	1,001

Life Storage LP
4.000% due 06/15/2029		1,600	1,794

Lincoln National Corp.
4.350% due 03/01/2048		3,000	3,590

Lloyds Bank PLC
7.500% due 04/02/2032 þ		4,600	3,568

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		4,060	4,422
7.875% due 06/27/2029 •(f)(g)	GBP	200	345

Loews Corp.
4.125% due 05/15/2043		$40	47

Manulife Financial Corp.
5.375% due 03/04/2046		7,300	10,246

Marsh & McLennan Cos., Inc.
4.350% due 01/30/2047		200	246

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •		2,500	3,095

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		2,800	2,986
4.500% due 01/15/2028		400	438
5.750% due 02/01/2027		1,900	2,187

Mid-America Apartments LP
2.875% due 09/15/2051		2,700	2,616

Midcap Financial Issuer Trust
6.500% due 05/01/2028		2,200	2,301

Mitsubishi HC Capital, Inc.
3.406% due 02/28/2022		200	202

Mitsubishi UFJ Financial Group, Inc.
4.153% due 03/07/2039		2,200	2,607

Mizuho Financial Group, Inc.
2.201% due 07/10/2031 •		3,200	3,149
2.869% due 09/13/2030 •		2,500	2,621

Morgan Stanley
7.500% due 04/02/2032 þ(h)		11,300	9,185

MPT Operating Partnership LP
3.500% due 03/15/2031		1,900	1,940

Nasdaq, Inc.
2.500% due 12/21/2040		2,000	1,843

Nationwide Building Society
3.960% due 07/18/2030 •		6,800	7,563

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		2,500	4,372

Natwest Group PLC
4.445% due 05/08/2030 •		4,100	4,694
4.892% due 05/18/2029 •		5,200	6,059
5.076% due 01/27/2030 •		4,100	4,844
5.125% due 05/12/2027 •(f)(g)	GBP	2,500	3,621

Neuberger Berman Group LLC
4.500% due 03/15/2027		$400	456
4.875% due 04/15/2045		2,700	3,120

New Metro Global Ltd.
4.625% due 10/15/2025		2,600	2,410

Nippon Life Insurance Co.
3.400% due 01/23/2050 •		1,000	1,035

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026		4,800	4,813

Nomura Holdings, Inc.
2.172% due 07/14/2028		1,300	1,289
2.679% due 07/16/2030		6,200	6,268

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nordea Bank Abp
3.750% due 03/01/2029 •(f)(g)		$1,600	$1,578

Ohio National Financial Services, Inc.
5.800% due 01/24/2030		3,000	3,441

Ohio National Life Insurance Co.
6.875% due 06/15/2042		500	667

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028		4,500	5,066

Owl Rock Capital Corp.
2.875% due 06/11/2028		1,900	1,898

Pacific Life Insurance Co.
9.250% due 06/15/2039		14,605	25,036

Pacific LifeCorp
3.350% due 09/15/2050		700	741

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		5,530	5,780

Park Intermediate Holdings LLC
4.875% due 05/15/2029		1,150	1,185

Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		1,000	1,503

PennyMac Financial Services, Inc.
5.750% due 09/15/2031		6,600	6,599

Physicians Realty LP
3.950% due 01/15/2028		1,900	2,088

Pine Street Trust
5.568% due 02/15/2049		3,800	5,003

Pinnacol Assurance
8.625% due 06/25/2034 «(h)		7,000	9,050

Piper Jaffray Cos.
5.200% due 10/15/2023		6,000	6,038

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(f)		3,400	3,400

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025 (j)		3,200	3,080

Progressive Corp.
4.125% due 04/15/2047		500	603

Prologis LP
3.000% due 04/15/2050		2,223	2,271

Prudential Financial, Inc.
3.935% due 12/07/2049		106	125

Radian Group, Inc.
6.625% due 03/15/2025		1,100	1,229

Raymond James Financial, Inc.
4.950% due 07/15/2046		25	32

Rayonier LP
2.750% due 05/17/2031		1,200	1,196

Regency Centers LP
4.400% due 02/01/2047		1,100	1,294
4.650% due 03/15/2049		500	612

Rexford Industrial Realty LP
2.125% due 12/01/2030		1,800	1,746
2.150% due 09/01/2031		1,500	1,447

Sabra Health Care LP
4.800% due 06/01/2024		1,300	1,433

Santander UK Group Holdings PLC
2.896% due 03/15/2032 •		1,700	1,737
4.750% due 09/15/2025		3,400	3,789
6.750% due 06/24/2024 •(f)(g)	GBP	700	1,038

SBA Communications Corp.
3.125% due 02/01/2029		$2,200	2,129
3.875% due 02/15/2027		3,000	3,113

SBA Tower Trust
2.328% due 07/15/2052		200	204

Sberbank of Russia Via SB Capital S.A.
5.250% due 05/23/2023 (g)		2,300	2,426

Selective Insurance Group, Inc.
5.375% due 03/01/2049		1,700	2,189

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		2,300	2,343

Sitka Holdings LLC
5.250% due 07/06/2026 •		8,700	8,830

SL Green Realty Corp.
4.500% due 12/01/2022		2,800	2,895

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Corp.
4.200% due 10/29/2025		$1,600	$1,717

SMBC Aviation Capital Finance DAC
2.300% due 06/15/2028		1,900	1,908

Spirit Realty LP
3.200% due 02/15/2031		4,300	4,471
4.450% due 09/15/2026		1,300	1,453

Standard Chartered PLC
3.265% due 02/18/2036 •		1,300	1,291
4.305% due 05/21/2030 •(j)		2,000	2,264

Stellantis Finance US, Inc.
2.691% due 09/15/2031		3,100	3,072

Stifel Financial Corp.
4.000% due 05/15/2030		1,100	1,227

STORE Capital Corp.
2.750% due 11/18/2030		1,400	1,408

Sumitomo Mitsui Financial Group, Inc.
2.222% due 09/17/2031		7,100	6,992
2.296% due 01/12/2041		1,800	1,660

Sunac China Holdings Ltd.
7.000% due 07/09/2025		2,000	1,617
8.350% due 04/19/2023		900	778

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047		400	484
6.850% due 12/16/2039		371	561

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	745	1,288
5.661% due 10/13/2041		49	86
5.744% due 04/13/2040		94	167
7.623% due 07/13/2039		3,075	6,041

Travelers Cos., Inc.
4.050% due 03/07/2048		$1,000	1,211

Trust Fibra Uno
6.390% due 01/15/2050		3,900	4,624
6.950% due 01/30/2044		5,300	6,578

UBS Group AG
4.375% due 02/10/2031 •(f)(g)		9,300	9,418

UDR, Inc.
4.400% due 01/26/2029		700	798

UniCredit SpA
5.459% due 06/30/2035 •		3,400	3,754
6.625% due 06/03/2023 •(f)(g)	EUR	2,200	2,711
7.296% due 04/02/2034 •		$1,400	1,698
7.830% due 12/04/2023		6,900	7,899

Unum Group
4.500% due 12/15/2049		3,100	3,327

UPC Broadband Finco BV
4.875% due 07/15/2031		700	718

Ventas Realty LP
4.875% due 04/15/2049		500	627

VEREIT Operating Partnership LP
3.400% due 01/15/2028		3,300	3,571
3.950% due 08/15/2027		1,100	1,234

Voya Financial, Inc.
4.700% due 01/23/2048 •		500	526
5.700% due 07/15/2043		630	869

WEA Finance LLC
3.750% due 09/17/2024		900	958

Wells Fargo & Co.
3.068% due 04/30/2041 •		2,500	2,571
4.650% due 11/04/2044		70	86

Wells Fargo Bank N.A.
6.600% due 01/15/2038		3,700	5,384

Welltower, Inc.
4.950% due 09/01/2048		2,950	3,790
5.125% due 03/15/2043		800	988
6.500% due 03/15/2041		925	1,331

Weyerhaeuser Co.
4.000% due 11/15/2029		6,900	7,814
6.950% due 10/01/2027		16,922	21,661
7.375% due 03/15/2032		2,413	3,439
7.950% due 03/15/2025		200	242

Willis North America, Inc.
3.875% due 09/15/2049		725	805

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	103

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Yango Justice International Ltd.
7.500% due 04/15/2024		$200	$157
9.250% due 04/15/2023		300	248

			926,785

INDUSTRIALS 34.3%

7-Eleven, Inc.
2.800% due 02/10/2051		3,000	2,777

AbbVie, Inc.
4.050% due 11/21/2039		2,900	3,336
4.400% due 11/06/2042		2,970	3,553
4.450% due 05/14/2046		7,000	8,447
4.700% due 05/14/2045		1,100	1,359
4.750% due 03/15/2045		3,000	3,752
4.850% due 06/15/2044		3,300	4,157

Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047		1,400	1,657

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		1,800	1,802

Adani Transmission Ltd.
4.250% due 05/21/2036		842	863

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		1,100	1,148

Aetna, Inc.
3.875% due 08/15/2047		40	44
4.125% due 11/15/2042		25	29

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		1,843	2,057

Alcon Finance Corp.
3.800% due 09/23/2049		2,200	2,456

Alibaba Group Holding Ltd.
4.200% due 12/06/2047		2,000	2,218

Altice Financing S.A.
2.250% due 01/15/2025	EUR	1,500	1,677

Altice France S.A.
3.375% due 01/15/2028		2,200	2,458
5.500% due 01/15/2028		$2,200	2,240

Altria Group, Inc.
3.875% due 09/16/2046		3,200	3,122
5.800% due 02/14/2039		4,100	5,048

Amazon.com, Inc.
2.700% due 06/03/2060		6,400	6,020

Ambience Merger Sub, Inc.
4.875% due 07/15/2028		700	701

American Airlines Pass-Through Trust
3.200% due 12/15/2029		2,282	2,304
3.375% due 11/01/2028		3,508	3,555
3.650% due 08/15/2030		3,161	3,272
4.000% due 01/15/2027		380	369

American Airlines, Inc.
5.500% due 04/20/2026		3,900	4,105
5.750% due 04/20/2029		600	647

Amgen, Inc.
3.375% due 02/21/2050		3,200	3,291
4.563% due 06/15/2048		2,610	3,235
4.663% due 06/15/2051		5,153	6,510

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		600	616

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036		10,000	12,094
4.900% due 02/01/2046		3,400	4,186

Anheuser-Busch InBev Worldwide, Inc.
4.439% due 10/06/2048		4,100	4,806
4.750% due 04/15/2058		6,500	7,988
4.950% due 01/15/2042		5,600	6,929

Anthem, Inc.
4.550% due 03/01/2048		1,900	2,344
4.650% due 01/15/2043		1,435	1,767
4.850% due 08/15/2054		85	108
5.100% due 01/15/2044		500	648

Aptiv PLC
5.400% due 03/15/2049		2,800	3,827

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bacardi Ltd.
5.300% due 05/15/2048		$3,600	$4,703

BAE Systems PLC
3.000% due 09/15/2050		1,800	1,735

Baker Hughes a GE Co. LLC
4.080% due 12/15/2047		500	565

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050		300	325

BAT Capital Corp.
4.540% due 08/15/2047		5,800	6,018

Bayer U.S. Finance LLC
4.625% due 06/25/2038		1,800	2,125
4.700% due 07/15/2064		75	88
4.875% due 06/25/2048		3,400	4,168

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	4,500	5,971

Berry Global, Inc.
1.570% due 01/15/2026		$1,400	1,401

Biogen, Inc.
3.250% due 02/15/2051		1,122	1,105

Boardwalk Pipelines LP
3.400% due 02/15/2031		2,100	2,209

Boeing Co.
3.625% due 02/01/2031 (j)		7,900	8,463
3.650% due 03/01/2047		800	786
5.150% due 05/01/2030		7,900	9,277
5.705% due 05/01/2040		6,400	8,143
5.805% due 05/01/2050		5,700	7,611
5.930% due 05/01/2060		7,760	10,622

Bombardier, Inc.
7.500% due 12/01/2024		100	104

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050		1,500	1,577

Boston Scientific Corp.
4.700% due 03/01/2049		4,600	5,886
7.000% due 11/15/2035		1,500	2,132

Boyne USA, Inc.
4.750% due 05/15/2029		400	414

BRF S.A.
5.750% due 09/21/2050		3,400	3,265

Bristol-Myers Squibb Co.
4.250% due 10/26/2049		830	1,031

British Airways Pass-Through Trust
3.300% due 06/15/2034		3,431	3,489
4.125% due 03/20/2033		2,504	2,539

Broadcom, Inc.
2.600% due 02/15/2033		2,000	1,923
3.137% due 11/15/2035		1,728	1,725
3.187% due 11/15/2036		211	211
3.419% due 04/15/2033		7,649	7,924
3.469% due 04/15/2034		1,600	1,649
3.500% due 02/15/2041		5,300	5,245
4.110% due 09/15/2028		5,954	6,629
4.150% due 11/15/2030		3,889	4,311
4.300% due 11/15/2032		3,500	3,925

Caesars Entertainment, Inc.
6.250% due 07/01/2025		2,200	2,319

Caesars Resort Collection LLC
5.250% due 10/15/2025		3,200	3,248
5.750% due 07/01/2025		1,200	1,267

Canadian Natural Resources Ltd.
6.250% due 03/15/2038		40	53

Canadian Pacific Railway Co.
6.125% due 09/15/2115		6,470	9,797

Carnival Corp.
4.000% due 08/01/2028		4,600	4,652

CCO Holdings LLC
4.500% due 06/01/2033		1,200	1,223

Celeo Redes Operacion Chile S.A.
5.200% due 06/22/2047		483	563

Cellnex Finance Co. S.A.
3.875% due 07/07/2041		600	590

Celulosa Arauco y Constitucion S.A.
5.500% due 11/02/2047		1,500	1,764

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Centene Corp.
4.625% due 12/15/2029	$1,900	$2,073

CF Industries, Inc.
5.375% due 03/15/2044	2,600	3,304

Charter Communications Operating LLC
3.500% due 06/01/2041	2,500	2,458
3.700% due 04/01/2051	11,000	10,731
3.850% due 04/01/2061	9,600	9,176
3.900% due 06/01/2052	3,800	3,792
4.400% due 12/01/2061	3,100	3,231
4.800% due 03/01/2050	5,000	5,621
5.125% due 07/01/2049	7,000	8,248
5.375% due 05/01/2047	5,100	6,117
5.750% due 04/01/2048	3,025	3,828
6.484% due 10/23/2045	80	109

Cheniere Corpus Christi Holdings LLC
2.742% due 12/31/2039	1,300	1,289
3.700% due 11/15/2029	6,500	7,058

Cheniere Energy Partners LP
3.250% due 01/31/2032	2,100	2,110

Children’s Hospital Corp.
4.115% due 01/01/2047	25	32

Churchill Downs, Inc.
4.750% due 01/15/2028	3,500	3,666

Cia de Minas Buenaventura SAA
5.500% due 07/23/2026	4,200	4,158

Cigna Corp.
3.875% due 10/15/2047	115	128
4.900% due 12/15/2048	40	51

Coca-Cola Femsa S.A.B. de C.V.
5.250% due 11/26/2043	80	105

Colonial Pipeline Co.
4.250% due 04/15/2048	20	23

Columbia Pipeline Group, Inc.
5.800% due 06/01/2045	50	68

Comcast Corp.
2.937% due 11/01/2056	1,749	1,655
3.999% due 11/01/2049	25	29
4.000% due 08/15/2047	9,400	10,764

Conagra Brands, Inc.
5.300% due 11/01/2038	6,500	8,275

Constellation Brands, Inc.
4.500% due 05/09/2047	1,200	1,427

Corning, Inc.
5.450% due 11/15/2079	1,000	1,361

Corp. Nacional del Cobre de Chile
4.375% due 02/05/2049	1,000	1,133
4.500% due 08/01/2047	5,100	5,856

CoStar Group, Inc.
2.800% due 07/15/2030	800	814

Coty, Inc.
5.000% due 04/15/2026	6,300	6,444

CRH America Finance, Inc.
4.500% due 04/04/2048	3,800	4,643

CRH America, Inc.
5.125% due 05/18/2045	30	39

CSN Resources S.A.
4.625% due 06/10/2031	1,900	1,879
7.625% due 04/17/2026	2,500	2,654

CSX Corp.
3.800% due 11/01/2046	75	85
4.250% due 11/01/2066	20	24

CVS Health Corp.
4.780% due 03/25/2038	705	865
5.300% due 12/05/2043	6,700	8,806

CVS Pass-Through Trust
7.507% due 01/10/2032	12,128	15,274
8.353% due 07/10/2031	263	342

DaVita, Inc.
4.625% due 06/01/2030	3,500	3,605

Dell International LLC
6.020% due 06/15/2026	1,500	1,786
8.100% due 07/15/2036	7,000	10,632
8.350% due 07/15/2046	2,980	4,842

104	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delta Air Lines, Inc.
2.900% due 10/28/2024	$3,000	$3,073
4.500% due 10/20/2025	1,200	1,284
4.750% due 10/20/2028	2,600	2,901
7.000% due 05/01/2025	877	1,023
7.375% due 01/15/2026 (j)	6,293	7,417

Deutsche Telekom International Finance BV
4.750% due 06/21/2038	3,500	4,275

Devon Energy Corp.
4.750% due 05/15/2042	2,390	2,732

Diamondback Energy, Inc.
4.400% due 03/24/2051	200	227
4.750% due 05/31/2025	2,800	3,129

Eastern Gas Transmission & Storage, Inc.
4.600% due 12/15/2044	1,200	1,440

eBay, Inc.
3.650% due 05/10/2051	2,900	3,113

Ecopetrol S.A.
7.375% due 09/18/2043	3,750	4,403

Embotelladora Andina S.A.
3.950% due 01/21/2050	800	847

Embraer Netherlands Finance BV
5.400% due 02/01/2027	500	533

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027	3,407	3,497

Enbridge Energy Partners LP
5.500% due 09/15/2040	500	643

Enbridge, Inc.
4.500% due 06/10/2044	271	317

Energy Transfer LP
5.150% due 03/15/2045	6,000	6,877
5.250% due 04/15/2029	2,900	3,402
5.300% due 04/01/2044	1,400	1,625
5.950% due 10/01/2043	50	61
6.125% due 12/15/2045	25	32
6.500% due 02/01/2042	6,400	8,328
7.500% due 07/01/2038	3,004	4,184

EnLink Midstream Partners LP
5.450% due 06/01/2047	1,200	1,160

Entergy Louisiana LLC
4.200% due 04/01/2050	4,200	5,092

Enterprise Products Operating LLC
4.450% due 02/15/2043	5,697	6,573
4.850% due 03/15/2044	6,579	7,926
4.875% due 08/16/2077 •	2,900	2,857
4.950% due 10/15/2054	830	1,050
5.950% due 02/01/2041	2,400	3,260

Expedia Group, Inc.
3.250% due 02/15/2030	5,000	5,174

Exxon Mobil Corp.
4.114% due 03/01/2046	90	105

FedEx Corp.
4.050% due 02/15/2048	105	118
4.950% due 10/17/2048	1,935	2,456

Ferguson Finance PLC
3.250% due 06/02/2030	700	749

Fiserv, Inc.
4.400% due 07/01/2049	1,355	1,625

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	7,300	7,411

Flex Ltd.
3.750% due 02/01/2026	875	953
4.875% due 06/15/2029	2,000	2,303
4.875% due 05/12/2030	600	696

Flourish Century
6.600% due 02/04/2022 «(h)	4,900	4,557

Ford Foundation
2.815% due 06/01/2070	1,600	1,588

Fortune Star BVI Ltd.
6.850% due 07/02/2024	2,300	2,404

Fox Corp.
5.576% due 01/25/2049	3,125	4,216

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031	1,800	1,748

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GATX Corp.
4.500% due 03/30/2045		$1,038	$1,194

Gazprom OAO Via Gaz Capital S.A.
3.125% due 11/17/2023	EUR	2,600	3,178
4.250% due 04/06/2024	GBP	7,000	10,021
5.150% due 02/11/2026		$8,400	9,378
6.510% due 03/07/2022		700	717

General Electric Co.
3.625% due 05/01/2030		2,780	3,091
6.875% due 01/10/2039		66	98

General Motors Co.
5.200% due 04/01/2045		25	30

Gilead Sciences, Inc.
4.150% due 03/01/2047		3,465	4,060

Global Payments, Inc.
4.150% due 08/15/2049		1,700	1,912

Globo Comunicacao e Participacoes S.A.
4.875% due 01/22/2030		2,300	2,282

HCA, Inc.
3.500% due 07/15/2051		4,900	4,868
5.125% due 06/15/2039		2,400	2,981

HealthEquity, Inc.
4.500% due 10/01/2029 (a)		2,250	2,287

Helmerich & Payne, Inc.
2.900% due 09/29/2031		3,950	3,954

Hess Corp.
7.300% due 08/15/2031		1,974	2,674

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		4,400	4,726

Hilton Grand Vacations Borrower Escrow LLC
5.000% due 06/01/2029		7,350	7,506

Holcim Finance U.S. LLC
4.750% due 09/22/2046		2,521	3,137

Humana, Inc.
4.625% due 12/01/2042		40	49
4.800% due 03/15/2047		1,600	2,029

Hyatt Hotels Corp.
4.375% due 09/15/2028		800	874
5.750% due 04/23/2030		900	1,082

Imperial Brands Finance PLC
3.875% due 07/26/2029		6,700	7,215

Industrias Penoles S.A.B. de C.V.
4.750% due 08/06/2050		1,000	1,108

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050		1,700	1,913

International Flavors & Fragrances, Inc.
2.300% due 11/01/2030		2,000	1,984
4.375% due 06/01/2047		800	947
5.000% due 09/26/2048		5,800	7,514

International Paper Co.
5.150% due 05/15/2046		1,000	1,313

JetBlue Pass-Through Trust
2.750% due 11/15/2033		1,315	1,325

Johnson Controls, Inc.
4.950% due 07/02/2064		20	23
5.700% due 03/01/2041		55	68

Kaiser Foundation Hospitals
4.150% due 05/01/2047		520	635

Kansas City Southern
4.950% due 08/15/2045		3,400	4,356

Kinder Morgan Energy Partners LP
4.700% due 11/01/2042		40	46
6.950% due 01/15/2038		270	383
7.400% due 03/15/2031		100	138

Kinder Morgan, Inc.
6.950% due 06/01/2028		3,795	4,708
7.420% due 02/15/2037		2,980	4,015
8.050% due 10/15/2030		3,825	5,298

Kraft Heinz Foods Co.
5.000% due 07/15/2035		1,600	1,970

Kroger Co.
4.450% due 02/01/2047		55	66

Laboratory Corp. of America Holdings
4.700% due 02/01/2045		1,900	2,329

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Las Vegas Sands Corp.
2.900% due 06/25/2025	$2,400	$2,414
3.200% due 08/08/2024	200	205
3.500% due 08/18/2026	23,400	23,913
3.900% due 08/08/2029	4,400	4,488

Legacy LifePoint Health LLC
4.375% due 02/15/2027	100	100

Lenovo Group Ltd.
3.421% due 11/02/2030	2,000	2,086

Live Nation Entertainment, Inc.
3.750% due 01/15/2028	4,000	3,981
6.500% due 05/15/2027	2,860	3,150

Lowe’s Cos., Inc.
2.800% due 09/15/2041	2,700	2,629

Magellan Midstream Partners LP
3.950% due 03/01/2050	2,300	2,447

Marathon Oil Corp.
5.200% due 06/01/2045	800	956
6.600% due 10/01/2037	500	662

Marathon Petroleum Corp.
6.500% due 03/01/2041	1,800	2,495

Marriott International, Inc.
3.500% due 10/15/2032	200	213
4.625% due 06/15/2030	1,900	2,172

Marriott Ownership Resorts, Inc.
4.500% due 06/15/2029	2,550	2,585

Marvell Technology, Inc.
2.950% due 04/15/2031	4,000	4,115

Masco Corp.
4.500% due 05/15/2047	2,200	2,647

McDonald’s Corp.
4.450% due 09/01/2048	25	31
4.875% due 12/09/2045	85	108

MDC Holdings, Inc.
3.966% due 08/06/2061	500	480

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	11,080	11,122
5.250% due 04/26/2026	2,100	2,125
5.375% due 12/04/2029	1,300	1,323
5.625% due 07/17/2027	800	813
5.750% due 07/21/2028	1,700	1,741

Memorial Sloan-Kettering Cancer Center
4.125% due 07/01/2052	40	50

MGM China Holdings Ltd.
4.750% due 02/01/2027	5,608	5,524
5.250% due 06/18/2025	1,700	1,716
5.875% due 05/15/2026	2,138	2,179

Midas OpCo Holdings LLC
5.625% due 08/15/2029	3,900	4,040

Moody’s Corp.
2.550% due 08/18/2060	1,900	1,669
4.875% due 12/17/2048	35	46

MPLX LP
4.125% due 03/01/2027	40	45
4.500% due 04/15/2038	25	28
4.900% due 04/15/2058	1,900	2,215
5.200% due 12/01/2047	60	73

Mylan, Inc.
5.200% due 04/15/2048	1,000	1,233

New York and Presbyterian Hospital
4.063% due 08/01/2056	45	57

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	3,225	4,276

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	7,100	7,805
4.810% due 09/17/2030	700	788

Northern Natural Gas Co.
4.300% due 01/15/2049	5,000	5,833

Northrop Grumman Corp.
4.030% due 10/15/2047	1,600	1,876

Northwell Healthcare, Inc.
3.809% due 11/01/2049	2,500	2,803
4.260% due 11/01/2047	30	35

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	105

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Novartis Capital Corp.
4.400% due 05/06/2044		$35	$45

NVR, Inc.
3.000% due 05/15/2030		3,600	3,770

NXP BV
3.400% due 05/01/2030		1,000	1,086
4.300% due 06/18/2029		4,000	4,537
5.550% due 12/01/2028		600	728

Occidental Petroleum Corp.
7.000% due 11/15/2027		600	688
7.150% due 05/15/2028		1,722	2,025

Odebrecht Oil & Gas Finance Ltd.
0.000% due 11/01/2021 (e)(f)		1,253	11

ONE Gas, Inc.
4.500% due 11/01/2048		20	24
4.658% due 02/01/2044		50	62

ONEOK Partners LP
6.125% due 02/01/2041		7,125	9,174

Oracle Corp.
3.600% due 04/01/2050		8,191	8,217
3.650% due 03/25/2041 (h)		5,700	5,904
3.850% due 04/01/2060		10,715	10,913
3.950% due 03/25/2051 (h)		8,600	9,087
4.100% due 03/25/2061 (h)		8,500	9,069
4.375% due 05/15/2055		1,100	1,237

Organon & Co.
5.125% due 04/30/2031		3,100	3,260

Ovintiv, Inc.
7.200% due 11/01/2031		4,700	6,314

Owens Corning
4.300% due 07/15/2047		3,018	3,485
4.400% due 01/30/2048		800	938

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028		6,600	7,130

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		1,600	1,656

Petroleos Mexicanos
6.350% due 02/12/2048		17,483	14,799
6.840% due 01/23/2030		5,400	5,585
6.950% due 01/28/2060		4,421	3,870
7.690% due 01/23/2050		502	476

PetSmart, Inc.
4.750% due 02/15/2028		1,650	1,697

Philip Morris International, Inc.
3.875% due 08/21/2042		2,600	2,825

Phillips 66 Partners LP
4.680% due 02/15/2045		40	46

Pioneer Natural Resources Co.
7.200% due 01/15/2028		17,016	21,667

Prosus NV
3.680% due 01/21/2030		1,000	1,038
3.832% due 02/08/2051		2,700	2,462

Quanta Services, Inc.
3.050% due 10/01/2041		4,000	3,865

QVC, Inc.
5.950% due 03/15/2043		2,965	3,118

Raytheon Technologies Corp.
4.050% due 05/04/2047		1,305	1,517
4.350% due 04/15/2047		700	842
4.450% due 11/16/2038		800	970

RCS & RDS S.A.
3.250% due 02/05/2028	EUR	3,600	4,178

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030		$900	857

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		1,800	1,895

Reynolds American, Inc.
5.850% due 08/15/2045		1,500	1,803
6.150% due 09/15/2043		500	618
7.250% due 06/15/2037		660	891

Rockcliff Energy LLC
5.500% due 10/15/2029 (a)		1,200	1,220

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rockies Express Pipeline LLC
4.800% due 05/15/2030		$2,200	$2,294
4.950% due 07/15/2029		6,000	6,247

Rolls-Royce PLC
3.625% due 10/14/2025		1,300	1,317
4.625% due 02/16/2026 (j)	EUR	3,300	4,244
5.750% due 10/15/2027		$900	996
5.750% due 10/15/2027	GBP	100	150

Royal Caribbean Cruises Ltd.
11.500% due 06/01/2025		$119	136

Royalty Pharma PLC
3.550% due 09/02/2050		4,300	4,233

S&P Global, Inc.
3.250% due 12/01/2049		1,700	1,834

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028		800	894
4.500% due 05/15/2030		7,200	8,304

Sands China Ltd.
4.375% due 06/18/2030		4,500	4,705
5.400% due 08/08/2028		400	442

Santos Finance Ltd.
3.649% due 04/29/2031		4,500	4,587

Saudi Arabian Oil Co.
3.500% due 11/24/2070		5,000	4,714

Scripps Escrow, Inc.
3.875% due 01/15/2029		500	502

Seagate HDD Cayman
4.125% due 01/15/2031		700	733

Shift4 Payments LLC
4.625% due 11/01/2026		300	314

Southern Co.
3.750% due 09/15/2051 •		2,000	2,043
4.250% due 07/01/2036		3,640	4,197
4.400% due 07/01/2046		35	41

Southern Natural Gas Co. LLC
4.800% due 03/15/2047		65	79
7.350% due 02/15/2031		1,400	1,882

Southwest Airlines Co.
5.250% due 05/04/2025		800	904

Spectra Energy Partners LP
4.500% due 03/15/2045		1,675	1,970
5.950% due 09/25/2043		20	28

Spirit AeroSystems, Inc.
4.600% due 06/15/2028		8,800	8,746
7.500% due 04/15/2025		2,400	2,544

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		205	215

Standard Industries, Inc.
4.750% due 01/15/2028		1,405	1,459
5.000% due 02/15/2027		2,500	2,581

Starbucks Corp.
4.500% due 11/15/2048		40	49

Station Casinos LLC
4.500% due 02/15/2028		900	915

Sutter Health
3.161% due 08/15/2040		350	364
3.361% due 08/15/2050		400	424

Suzano Austria GmbH
6.000% due 01/15/2029		1,400	1,645
7.000% due 03/16/2047		1,840	2,415

Syneos Health, Inc.
3.625% due 01/15/2029		900	899

Syngenta Finance NV
5.676% due 04/24/2048		4,300	5,252

SYNNEX Corp.
2.650% due 08/09/2031		3,400	3,329

T-Mobile USA, Inc.
3.300% due 02/15/2051		4,700	4,554
3.600% due 11/15/2060		7,300	7,192
3.875% due 04/15/2030		6,695	7,396

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050		2,900	2,944

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telefonica Emisiones S.A.
4.895% due 03/06/2048		$3,500	$4,216

Tencent Holdings Ltd.
2.390% due 06/03/2030		1,800	1,771
3.240% due 06/03/2050		2,700	2,546
3.290% due 06/03/2060		700	654
3.840% due 04/22/2051		5,800	6,042
3.925% due 01/19/2038		400	425

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		3,500	3,622
8.375% due 06/15/2032		1,275	1,858

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		600	603

Texas Eastern Transmission LP
7.000% due 07/15/2032		1,000	1,387

Time Warner Cable LLC
4.500% due 09/15/2042		820	899
5.250% due 07/15/2042	GBP	800	1,410
5.500% due 09/01/2041		$6,225	7,641
5.875% due 11/15/2040		4,520	5,711
6.550% due 05/01/2037		1,400	1,892
6.750% due 06/15/2039		4,984	6,832
7.300% due 07/01/2038		6,900	9,913

TopBuild Corp.
4.125% due 02/15/2032 (a)		1,600	1,620

TransCanada PipeLines Ltd.
4.875% due 05/15/2048		4,400	5,561
7.625% due 01/15/2039		1,925	2,983

Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048		4,440	5,401

Transocean, Inc.
7.250% due 11/01/2025		600	501

Travel + Leisure Co.
4.625% due 03/01/2030		2,200	2,264
6.625% due 07/31/2026		1,450	1,653

Trustees of the University of Pennsylvania
4.674% due 09/01/2112		700	1,015

Tyson Foods, Inc.
4.550% due 06/02/2047		200	246

Unigel Luxembourg S.A.
8.750% due 10/01/2026		2,200	2,368

Union Pacific Corp.
3.875% due 02/01/2055		35	40

United Airlines Pass-Through Trust
2.700% due 11/01/2033		4,517	4,584
3.100% due 01/07/2030		473	495
3.450% due 01/07/2030		3,866	3,905
4.000% due 10/11/2027		536	566
4.150% due 02/25/2033		2,049	2,212
4.300% due 02/15/2027		45	48
4.550% due 02/25/2033		3,612	3,847
5.875% due 04/15/2029		3,339	3,743

UnitedHealth Group, Inc.
3.700% due 08/15/2049		170	193
3.875% due 08/15/2059		500	587

University of Southern California
5.250% due 10/01/2111		40	62

Univision Communications, Inc.
5.125% due 02/15/2025		1,900	1,930

Utah Acquisition Sub, Inc.
5.250% due 06/15/2046		1,700	2,083

Vale Overseas Ltd.
6.250% due 08/10/2026		3,500	4,140
6.875% due 11/21/2036		6,639	8,855
6.875% due 11/10/2039		1,300	1,761

Verisk Analytics, Inc.
3.625% due 05/15/2050		2,000	2,131

Viking Cruises Ltd.
13.000% due 05/15/2025		4,000	4,610

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		2,800	2,805

Virgin Australia Holdings Pty. Ltd.
8.125% due 11/15/2024 ^(c)		800	64

106	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	2,100	$2,865

Vmed O2 UK Financing PLC
4.250% due 01/31/2031		$1,800	1,798
4.750% due 07/15/2031		200	205

VMware, Inc.
2.200% due 08/15/2031		5,900	5,773
3.900% due 08/21/2027		400	446
4.700% due 05/15/2030		2,100	2,477

Walt Disney Co.
3.500% due 05/13/2040		5,000	5,526

West Virginia United Health System Obligated Group
3.129% due 06/01/2050		800	811

Williams Cos., Inc.
5.100% due 09/15/2045		400	496
6.300% due 04/15/2040		1,900	2,594

Woodside Finance Ltd.
3.650% due 03/05/2025		100	106
3.700% due 09/15/2026		1,300	1,405
3.700% due 03/15/2028		1,126	1,207

Wynn Las Vegas LLC
5.250% due 05/15/2027		500	506

Wynn Macau Ltd.
5.500% due 10/01/2027		5,100	4,878
5.625% due 08/26/2028		8,850	8,438

Wynn Resorts Finance LLC
5.125% due 10/01/2029		10,661	10,754

Yara International ASA
3.148% due 06/04/2030		100	106
4.750% due 06/01/2028		1,100	1,270

Yellowstone Energy LP
5.750% due 12/31/2026 «		1,026	1,133

Zimmer Biomet Holdings, Inc.
4.250% due 08/15/2035		205	224
4.450% due 08/15/2045		2,397	2,848

			1,290,933

UTILITIES 13.2%

AEP Texas, Inc.
4.150% due 05/01/2049		1,600	1,851

Alabama Power Co.
3.450% due 10/01/2049		2,100	2,273
4.150% due 08/15/2044		35	41

Ameren Illinois Co.
3.250% due 03/15/2050		1,000	1,065

Arizona Public Service Co.
3.350% due 05/15/2050		1,500	1,568
3.500% due 12/01/2049		1,400	1,494
4.500% due 04/01/2042		700	848

AT&T, Inc.
3.500% due 09/15/2053		6,630	6,575
3.500% due 02/01/2061		700	671
3.550% due 09/15/2055		15,089	14,910
3.650% due 06/01/2051		8,650	8,832
3.650% due 09/15/2059		34,318	34,291
3.800% due 12/01/2057		30,117	30,831
3.850% due 06/01/2060		14,500	15,029

Atmos Energy Corp.
4.125% due 10/15/2044		25	29

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024		3,900	4,120

Baltimore Gas & Electric Co.
3.200% due 09/15/2049		4,000	4,173

Berkshire Hathaway Energy Co.
5.150% due 11/15/2043		85	111

Black Hills Corp.
3.875% due 10/15/2049		1,900	2,042

Brooklyn Union Gas Co.
4.487% due 03/04/2049		1,200	1,403

CenterPoint Energy Houston Electric LLC
3.350% due 04/01/2051		2,500	2,725

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030		4,800	4,775

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cleco Corporate Holdings LLC
4.973% due 05/01/2046	$400	$490

Comision Federal de Electricidad
5.750% due 02/14/2042	55	60

Commonwealth Edison Co.
3.650% due 06/15/2046	55	61
4.000% due 03/01/2048	700	823

Consolidated Edison Co. of New York, Inc.
3.600% due 06/15/2061	4,500	4,712
3.700% due 11/15/2059	1,700	1,809
4.500% due 05/15/2058	4,600	5,570
4.625% due 12/01/2054	40	50
4.650% due 12/01/2048	1,900	2,356

Consumers Energy Co.
4.050% due 05/15/2048	2,500	2,975

Dominion Energy, Inc.
2.250% due 08/15/2031	2,700	2,694
5.950% due 06/15/2035	35	47

DTE Electric Co.
4.050% due 05/15/2048	1,600	1,907

Duke Energy Carolinas LLC
3.950% due 03/15/2048	6,000	6,962

Duke Energy Corp.
3.300% due 06/15/2041	1,900	1,932
3.500% due 06/15/2051	1,900	1,960
3.950% due 08/15/2047	2,300	2,544
4.800% due 12/15/2045	85	106

Duke Energy Florida LLC
3.400% due 10/01/2046	55	59
4.200% due 07/15/2048	25	30

Duke Energy Progress LLC
3.600% due 09/15/2047	900	993

Duquesne Light Holdings, Inc.
2.532% due 10/01/2030	700	695

E.ON International Finance BV
6.650% due 04/30/2038	600	876

Edison International
5.750% due 06/15/2027	1,400	1,613

Electricite de France S.A.
4.950% due 10/13/2045	2,150	2,744

Emera U.S. Finance LP
4.750% due 06/15/2046	2,100	2,483

Enable Midstream Partners LP
5.000% due 05/15/2044	2,257	2,479

Endeavor Energy Resources LP
5.750% due 01/30/2028	1,250	1,317

Enel Finance International NV
2.875% due 07/12/2041	9,750	9,510
4.750% due 05/25/2047	3,000	3,732

Exelon Corp.
5.625% due 06/15/2035	200	259

Exelon Generation Co. LLC
5.600% due 06/15/2042	2,195	2,650

FirstEnergy Transmission LLC
5.450% due 07/15/2044	6,330	8,098

Florida Power & Light Co.
4.125% due 06/01/2048	120	147

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	2,100	2,168
6.000% due 11/27/2023	4,600	5,061

Georgia Power Co.
4.300% due 03/15/2042	80	93
4.750% due 09/01/2040	25	30

Greenko Dutch BV
3.850% due 03/29/2026	4,000	4,074

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	1,700	1,739

Gulf Power Co.
4.550% due 10/01/2044	4,000	4,617

Indiana Michigan Power Co.
4.250% due 08/15/2048	20	24
4.550% due 03/15/2046	400	501

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IPALCO Enterprises, Inc.
4.250% due 05/01/2030		$1,600	$1,797

Jersey Central Power & Light Co.
2.750% due 03/01/2032		1,700	1,743
6.150% due 06/01/2037		250	334

Kentucky Utilities Co.
4.375% due 10/01/2045		2,300	2,783

MidAmerican Energy Co.
3.650% due 08/01/2048		75	84
4.250% due 05/01/2046		3,450	4,215
4.250% due 07/15/2049		4,225	5,227

Mississippi Power Co.
4.250% due 03/15/2042		1,700	2,004

Monongahela Power Co.
5.400% due 12/15/2043		4,224	5,522

Nevada Power Co.
3.125% due 08/01/2050		5,300	5,388

New England Power Co.
3.800% due 12/05/2047		6,300	6,922

New York State Electric & Gas Corp.
3.300% due 09/15/2049		500	517

NGPL PipeCo LLC
7.768% due 12/15/2037		800	1,149

NiSource, Inc.
3.950% due 03/30/2048		1,245	1,411
4.375% due 05/15/2047		1,800	2,141
5.800% due 02/01/2042		300	403

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		1,137	634

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		411	407

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		5,788	1,378

Ohio Power Co.
2.900% due 10/01/2051		2,700	2,615
4.000% due 06/01/2049		85	99

Oi S.A.
10.000% due 07/27/2025		1,400	1,316

Oncor Electric Delivery Co. LLC
3.800% due 06/01/2049		110	129

ONEOK, Inc.
5.200% due 07/15/2048		2,450	2,972

Pacific Gas & Electric Co.
1.500% (US0003M + 1.375%) due 11/15/2021 ~		3,600	3,602
2.500% due 02/01/2031		2,400	2,286
3.300% due 08/01/2040		2,700	2,495
3.450% due 07/01/2025		400	418
3.500% due 08/01/2050		7,850	7,155
3.750% due 07/01/2028		2,400	2,513
3.950% due 12/01/2047 ^		4,800	4,628
4.000% due 12/01/2046 ^		100	97
4.300% due 03/15/2045 ^		1,600	1,582
4.500% due 07/01/2040		4,200	4,293
4.500% due 12/15/2041 ^		2,900	2,848
4.550% due 07/01/2030		5,700	6,168
4.650% due 08/01/2028		1,300	1,423
4.750% due 02/15/2044 ^		1,200	1,224
4.950% due 07/01/2050		3,400	3,624

PacifiCorp
6.000% due 01/15/2039		90	126

Petrobras Global Finance BV
6.250% due 12/14/2026	GBP	900	1,381
6.625% due 01/16/2034		150	234
6.750% due 06/03/2050		$3,300	3,592
6.900% due 03/19/2049		900	1,004

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050		2,900	2,970
3.640% due 11/01/2046		1,000	1,060

PT Perusahaan Listrik Negara
4.000% due 06/30/2050		4,000	3,840

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	107

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puget Energy, Inc.
4.100% due 06/15/2030	$500	$551

Puget Sound Energy, Inc.
4.223% due 06/15/2048	2,700	3,253

Rio Oil Finance Trust
8.200% due 04/06/2028	4,342	5,021
9.250% due 07/06/2024	2,072	2,275

San Diego Gas & Electric Co.
3.750% due 06/01/2047	1,895	2,148
4.100% due 06/15/2049	1,578	1,862
4.150% due 05/15/2048	2,795	3,373
4.500% due 08/15/2040	2,700	3,317

Saudi Electricity Global Sukuk Co.
5.500% due 04/08/2044	5,100	6,585

Sempra Energy
4.000% due 02/01/2048	925	1,036
6.000% due 10/15/2039	2,935	4,039

Shell International Finance BV
3.625% due 08/21/2042	1,000	1,114
3.750% due 09/12/2046	165	188
4.000% due 05/10/2046	60	71

Southern California Edison Co.
3.600% due 02/01/2045	1,400	1,419
3.900% due 12/01/2041	3,800	3,918
3.900% due 03/15/2043	8,500	9,090
4.000% due 04/01/2047	6,900	7,413
4.050% due 03/15/2042	2,000	2,160
4.125% due 03/01/2048	700	764
4.650% due 10/01/2043	2,300	2,659
4.875% due 03/01/2049	1,000	1,197
5.625% due 02/01/2036	2,879	3,635
5.950% due 02/01/2038	1,500	1,947
6.050% due 03/15/2039	4,500	6,025
6.650% due 04/01/2029	1,000	1,225

Southern California Gas Co.
3.750% due 09/15/2042	1,600	1,787
3.950% due 02/15/2050	3,500	4,101
5.125% due 11/15/2040	300	389

Southern Co. Gas Capital Corp.
3.950% due 10/01/2046	50	56
4.400% due 05/30/2047	3,400	4,014

Southern Power Co.
4.950% due 12/15/2046	85	104
5.150% due 09/15/2041	65	80

Southwestern Electric Power Co.
6.200% due 03/15/2040	8,200	11,428

Transocean Poseidon Ltd.
6.875% due 02/01/2027	1,700	1,694

Verizon Communications, Inc.
2.850% due 09/03/2041	6,750	6,599
2.875% due 11/20/2050	3,000	2,801
2.987% due 10/30/2056	3,887	3,598
3.000% due 11/20/2060	11,200	10,364
3.700% due 03/22/2061	6,700	7,090
4.522% due 09/15/2048	232	285
4.862% due 08/21/2046	3,500	4,463

Virginia Electric & Power Co.
2.450% due 12/15/2050	1,850	1,660
3.800% due 09/15/2047	300	340

Vodafone Group PLC
4.375% due 02/19/2043	400	465
4.875% due 06/19/2049	1,980	2,473
5.125% due 06/04/2081 •	7,900	8,146
5.250% due 05/30/2048	5,150	6,676

Washington Gas Light Co.
3.650% due 09/15/2049	900	1,013

Xcel Energy, Inc.
4.800% due 09/15/2041	40	49

		498,420

Total Corporate Bonds & Notes (Cost $2,514,235)		2,716,138

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.9%

CALIFORNIA 0.3%

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	$2,300	$3,435

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	2,600	3,785

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	700	1,025

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	440	620

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	835	1,147

		10,012

GEORGIA 0.4%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	9,902	15,128

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2009
6.050% due 01/01/2029	730	797

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	68	77

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,000	2,611

		3,485

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	800	1,197

OHIO 0.5%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	5,060	7,164
7.834% due 02/15/2041	4,990	8,148
8.084% due 02/15/2050	1,000	1,859

		17,171

PENNSYLVANIA 0.4%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	16,390

TEXAS 0.1%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	4,000	5,634

University of Texas System Revenue Bonds, Series 2017
3.354% due 08/15/2047	45	52

		5,686

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	3,000	3,134

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 0.0%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	$1,090	$1,415

Total Municipal Bonds & Notes (Cost $54,663)		73,618

U.S. GOVERNMENT AGENCIES 0.3%

Ginnie Mae, TBA
2.000% due 12/01/2051	4,000	4,042
2.500% due 11/01/2051	7,700	7,935

Total U.S. Government Agencies (Cost $12,019)		11,977

U.S. TREASURY OBLIGATIONS 28.3%

U.S. Treasury Bonds
1.375% due 11/15/2040 (j)(n)	28,370	25,493
1.375% due 08/15/2050 (j)(l)	81,247	68,584
1.625% due 11/15/2050 (j)	98,337	88,376
1.875% due 02/15/2041 (j)(l)	284,700	278,583
2.000% due 08/15/2051 (j)	8,735	8,582
2.250% due 05/15/2041 (j)	100,400	104,432
2.250% due 08/15/2049 (j)(l)(n)	24,111	25,000
2.375% due 11/15/2049 (l)(n)	14,362	15,291
2.375% due 05/15/2051 (j)	98,104	104,726
3.000% due 08/15/2048 (j)(l)(n)	168,500	200,818
3.000% due 02/15/2049 (j)(l)	121,136	144,843

Total U.S. Treasury Obligations (Cost $1,032,449)		1,064,728

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Banc of America Funding Trust
5.500% due 01/25/2036	222	210
5.750% due 03/25/2036	109	110

Bear Stearns Adjustable Rate Mortgage Trust
2.981% due 11/25/2034 ~	570	576

Bear Stearns ALT-A Trust
2.090% due 11/25/2034 ~	23	23

Chase Mortgage Finance Trust
3.162% due 12/25/2037 ^~	191	172

Countrywide Alternative Loan Trust
0.746% due 09/25/2035 •	317	249

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.226% due 07/25/2047 •	166	160

GSMPS Mortgage Loan Trust
0.436% due 03/25/2035 •	766	727

IndyMac Mortgage Loan Trust
0.686% due 07/25/2035 •	313	292

JP Morgan Mortgage Trust
1.905% due 11/25/2033 ~	7	8

Merrill Lynch Mortgage Investors Trust
1.941% due 05/25/2033 ~	7	7

NAAC Reperforming Loan REMIC Trust Certificates
0.536% due 02/25/2035 ^•	1,089	965

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~	8,646	8,906

Nomura Asset Acceptance Corp. Alternative Loan Trust
1.156% due 02/25/2035 •	458	471
3.110% due 08/25/2035 ~	75	81

Residential Accredit Loans, Inc. Trust
3.542% due 02/25/2035 ^~	471	423

Residential Funding Mortgage Securities, Inc. Trust
3.935% due 02/25/2036 ^~	235	223

Sequoia Mortgage Trust
0.744% due 05/20/2034 •	506	504

Structured Adjustable Rate Mortgage Loan Trust
2.618% due 03/25/2034 ~	10	11

WaMu Mortgage Pass-Through Certificates Trust
0.966% due 07/25/2044 •	195	194
1.681% due 11/25/2041 ~	159	158

Total Non-Agency Mortgage-Backed Securities (Cost $13,884)		14,470

108	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.1%

ACE Securities Corp. Home Equity Loan Trust
0.881% due 01/25/2035 •		$817	$812

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 þ		2,280	1,970

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.761% due 07/25/2035 •		83	83
0.956% due 07/25/2034 •		247	248

Asset-Backed Securities Corp. Home Equity Loan Trust
1.046% due 07/25/2035 •		1,195	1,200

Bayview Financial Acquisition Trust
6.101% due 05/28/2037 þ		5	5

Bear Stearns Asset-Backed Securities Trust
0.716% due 12/25/2035 •		1,225	1,226
0.826% due 01/25/2034 •		3	3

ECAF Ltd.
4.947% due 06/15/2040		2,663	2,550

JP Morgan Mortgage Acquisition Corp.
0.806% due 12/25/2035 •		3,700	3,705

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042		1,048	1,046

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042		2,514	2,503

Lehman XS Trust
0.886% due 10/25/2035 •		68	68

MAPS Ltd.
4.212% due 05/15/2043		1,300	1,313

METAL LLC
4.581% due 10/15/2042		2,150	1,979

RAAC Trust
0.846% due 10/25/2046 •		93	92

RBSSP Resecuritization Trust
0.244% due 11/26/2036 •		648	644

Residential Asset Mortgage Products Trust
0.336% due 08/25/2046 •		122	122

RR Ltd.
1.476% due 01/15/2033 •		10,500	10,524

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		1,863	1,843

Saxon Asset Securities Trust
0.616% due 03/25/2035 ^•		195	192

SLM Student Loan Trust
1.625% due 04/25/2023 •		2,041	2,058

Sprite Ltd.
4.250% due 12/15/2037		1,567	1,559

START Ireland
4.089% due 03/15/2044		786	788

Towd Point Mortgage Trust
1.086% due 05/25/2058 •		529	533

Vertical Bridge Holdings LLC
2.636% due 09/15/2050		3,200	3,273

Total Asset-Backed Securities (Cost $40,081)			40,339

SOVEREIGN ISSUES 3.4%

Argentina Government International Bond
1.000% due 07/09/2029		253	98
1.125% due 07/09/2046 þ		172	58
2.500% due 07/09/2041 þ		16,048	5,889
36.162% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,840	10

Australia Government International Bond
1.000% due 11/21/2031	AUD	7,750	5,347

Chile Government International Bond
3.860% due 06/21/2047		$40	43

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		2,900	2,603
3.875% due 04/16/2050		3,400	3,893

Indonesia Government International Bond
4.200% due 10/15/2050		2,500	2,775

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mexico Government International Bond
3.771% due 05/24/2061		$11,900	$10,589

Panama Government International Bond
4.500% due 05/15/2047		35	38

Peru Government International Bond
5.350% due 08/12/2040	PEN	5,000	962
5.400% due 08/12/2034		2,200	460
5.940% due 02/12/2029		59,700	14,490
6.150% due 08/12/2032		28,400	6,661
6.350% due 08/12/2028		28,929	7,225
6.950% due 08/12/2031		1,000	251
8.200% due 08/12/2026		64,680	17,612

Qatar Government International Bond
3.750% due 04/16/2030		$1,500	1,692
4.817% due 03/14/2049		1,000	1,289

Romania Government International Bond
1.750% due 07/13/2030	EUR	1,100	1,247
2.875% due 04/13/2042		1,100	1,193

Russia Government International Bond
7.650% due 04/10/2030	RUB	515,000	7,294
8.500% due 09/17/2031		383,100	5,750

Saudi Government International Bond
3.450% due 02/02/2061		$12,000	11,807

South Africa Government International Bond
5.750% due 09/30/2049		9,000	8,597
8.250% due 03/31/2032	ZAR	10,000	594
8.875% due 02/28/2035		80,000	4,719
10.500% due 12/21/2026		30,500	2,274

Ukraine Government International Bond
7.375% due 09/25/2032		$1,000	1,026

Total Sovereign Issues (Cost $147,071)			126,486

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%

Stearns Holdings LLC ‘B’ «(d)(h)		182,295	252

INDUSTRIALS 0.0%

Westmoreland Mining Holdings LLC «(d)(h)		32,402	0

Total Common Stocks (Cost $1,265)			252

WARRANTS 0.0%

FINANCIALS 0.0%

Guaranteed Rate, Inc.-Exp. 12/31/2060 «		874	106

UTILITIES 0.0%

Vistra Corp.-Exp. 02/02/2024		8,823	2

Total Warrants (Cost $138)			108

PREFERRED SECURITIES 5.4%

BANKING & FINANCE 3.8%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(f)		40,000	4,330

American AgCredit Corp.
5.250% due 06/15/2026 •(f)		11,000,000	11,220

Bank of America Corp.
5.125% due 06/20/2024 •(f)		1,100,000	1,167

Capital Farm Credit ACA
5.000% due 03/15/2026 •(f)		6,400,000	6,631

	SHARES	MARKET VALUE (000S)

Charles Schwab Corp.
4.000% due 12/01/2030 •(f)	9,000,000	$9,295
5.000% due 12/01/2027 •(f)	2,500,000	2,667

Citigroup, Inc.
4.700% due 01/30/2025 •(f)	4,800,000	4,917
5.000% due 09/12/2024 •(f)	3,000,000	3,141
5.950% due 05/15/2025 •(f)	7,000,000	7,656

Citizens Financial Group, Inc.
4.000% due 10/06/2026 •(f)	8,200,000	8,415
5.650% due 10/06/2025 •(f)	150,000	169

CoBank ACB
6.250% due 10/01/2026 •(f)	3,700,000	4,248

Depository Trust & Clearing Corp.
3.375% due 06/20/2026 •(f)	4,500,000	4,597

Discover Financial Services
5.500% due 10/30/2027 •(f)	1,500,000	1,632
6.125% due 06/23/2025 •(f)	5,200,000	5,841

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(f)	400,000	750

HSBC Capital Funding LP
10.176% due 06/30/2030 •(f)	2,600,000	4,291

JPMorgan Chase & Co.
3.599% (US0003M + 3.470%) due 01/30/2022 ~(f)	7,334,000	7,374
3.650% due 06/01/2026 •(f)	5,200,000	5,233
4.000% due 04/01/2025 •(f)	5,800,000	5,828
4.200% due 09/01/2026 (f)	75,000	1,894
4.600% due 02/01/2025 •(f)	4,000,000	4,095
4.625% due 06/01/2026 (f)	111,000	2,930
5.000% due 08/01/2024 •(f)	277,000	289
6.125% due 04/30/2024 •(f)	6,877,000	7,436

Nationwide Building Society
10.250% ~	6,800	1,796

State Street Corp.
5.900% (US0003M + 3.108%) due 03/15/2024 ~(f)	22,800	645

Stichting AK Rabobank Certificaten
19.437% due 12/29/2049 þ(f)	6,822,950	11,386

Truist Financial Corp.
5.100% due 03/01/2030 •(f)	1,200,000	1,382

U.S. Bancorp
4.000% due 04/15/2026 (f)	3,800	96
5.300% due 04/15/2027 •(f)	3,600,000	4,123

Wells Fargo & Co.
4.750% due 03/15/2025 (f)	98,700	2,585
5.900% due 06/15/2024 •(f)	5,300,000	5,707

		143,766

INDUSTRIALS 0.6%

Energy Transfer LP
6.500% due 11/15/2026 •(f)	2,500,000	2,610
6.750% due 05/15/2025 •(f)	1,500,000	1,538

General Electric Co.
3.446% (US0003M + 3.330%) due 12/15/2021 ~(f)(j)	18,400,000	18,051

		22,199

UTILITIES 1.0%

AT&T Mobility LLC
7.000% due 10/20/2022 «(f)(h)	1,148,058	30,155

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(f)	2,200,000	2,333

Sempra Energy
4.875% due 10/15/2025 •(f)	3,000,000	3,263

		35,751

Total Preferred Securities (Cost $191,396)		201,716

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	109

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (i) 0.1%
$5,297

Total Short-Term Instruments (Cost $5,297)	5,297

Total Investments in Securities (Cost $4,230,611)	4,469,628

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	14,513	$143

Total Short-Term Instruments (Cost $143)		143

Total Investments in Affiliates (Cost $143)		143

Total Investments 118.7% (Cost $4,230,754)		$4,469,771

Financial Derivative Instruments (k)(m) 0.2% (Cost or Premiums, net $35,533)		7,432

Other Assets and Liabilities, net (18.9)%		(711,900)

Net Assets 100.0%		$3,765,303

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	09/24/2020	$30,582	$30,155	0.80%
AWAS Aviation Capital Ltd. 4.870% due 10/07/2021	10/02/2014	6,679	6,679	0.18
Deutsche Bank AG 3.729% due 01/14/2032	01/11/2021 - 02/01/2021	5,896	6,096	0.16
Flourish Century 6.600% due 02/04/2022	08/25/2021	4,779	4,557	0.12
Morgan Stanley 7.500% due 04/02/2032	02/11/2020	9,721	9,185	0.24
Oracle Corp. 3.650% due 03/25/2041	03/22/2021	5,662	5,904	0.16
Oracle Corp. 3.950% due 03/25/2051	03/22/2021	8,585	9,087	0.24
Oracle Corp. 4.100% due 03/25/2061	03/22/2021	8,483	9,069	0.24
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	7,000	9,050	0.24
Stearns Holdings LLC ‘B’	03/15/2021	321	252	0.01
Westmoreland Mining Holdings LLC	12/08/2014	944	0	0.00

		$88,652	$90,034	2.39%

110	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$5,297	U.S. Treasury Notes 1.625% due 12/15/2022	$(5,403)	$5,297	$5,297

Total Repurchase Agreements						$(5,403)	$5,297	$5,297

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date			Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.060%	09/16/2021	10/06/2021		$	(82,554)	$(82,556)
	0.080	09/29/2021	10/04/2021			(26,726)	(26,727)
BRC	(0.950)	09/28/2021	TBD	(2)	EUR	(1,438)	(1,665)
	(0.750)	08/16/2021	TBD	(2)	$	(3,046)	(3,044)
CIB	0.070	08/03/2021	10/05/2021			(145,157)	(145,173)
DEU	0.070	09/13/2021	10/12/2021			(11,314)	(11,314)
	0.070	09/14/2021	10/05/2021			(35,516)	(35,517)
	0.070	09/30/2021	10/01/2021			(93,058)	(93,058)
GRE	0.070	09/01/2021	10/01/2021			(20,009)	(20,010)
	0.070	09/08/2021	10/07/2021			(89,805)	(89,809)
	0.070	09/14/2021	10/01/2021			(47,774)	(47,776)
	0.070	10/01/2021	11/01/2021			(6,076)	(6,076)
IND	0.030	09/29/2021	10/01/2021			(8,648)	(8,648)
	0.060	09/30/2021	10/01/2021			(47,242)	(47,242)
JML	(0.070)	08/27/2021	10/25/2021			(13,141)	(13,140)
NXN	0.070	09/09/2021	10/05/2021			(284,612)	(284,625)
TDM	(0.050)	03/17/2021	TBD	(2)		(2,206)	(2,205)

Total Reverse Repurchase Agreements							$(918,585)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.0%)
Uniform Mortgage-Backed Security, TBA	2.000%	11/01/2051	$1,500	$(1,495)	$(1,498)

Total Short Sales (0.0%)				$(1,495)	$(1,498)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(109,283)	$0	$(109,283)	$108,197	$(1,086)
BRC	0	(4,709)	0	(4,709)	4,559	(150)
CIB	0	(145,173)	0	(145,173)	144,815	(358)
DEU	0	(139,889)	0	(139,889)	139,151	(738)
FICC	5,297	0	0	5,297	(5,403)	(106)
GRE	0	(163,671)	0	(163,671)	156,633	(7,038)
IND	0	(55,890)	0	(55,890)	55,493	(397)
JML	0	(13,140)	0	(13,140)	14,826	1,686
NXN	0	(284,625)	0	(284,625)	283,424	(1,201)
TDM	0	(2,205)	0	(2,205)	2,264	59

Total Borrowings and Other Financing Transactions	$5,297	$(918,585)	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	111

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(7,094)	$0	$(6,914)	$(14,008)
U.S. Treasury Obligations	(216,734)	(675,721)	0	0	(892,455)
Preferred Securities	0	(6,046)	0	0	(6,046)

Total Borrowings	$(216,734)	$(688,861)	$0	$(6,914)	$(912,509)

Payable for reverse repurchase agreements(4)					$(912,509)

(j)	Securities with an aggregate market value of $909,362 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(730,632) at a weighted average interest rate of 0.040%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(6,076) is outstanding at period end.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2021	338	$44,484	$(658)	$47	$0
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2021	173	25,128	(495)	30	0
U.S. Treasury 30-Year Bond December Futures	12/2021	294	46,810	(1,255)	37	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	98	18,724	(684)	0	(15)

				$(3,092)	$114	$(15)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2021	471	$(57,812)	$333	$0	$(41)

Total Futures Contracts				$(2,759)	$114	$(56)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
British Telecommunications PLC	(1.000%)	Quarterly	12/20/2028	1.143%	EUR	700	$(9)	$1	$(8)	$0	$0
Ford Motor Credit Co. LLC	(5.000)	Quarterly	06/20/2022	0.724	$	1,400	(152)	106	(46)	0	0
Toll Brothers Finance Corp.	(1.000)	Quarterly	06/20/2024	0.700		3,800	5	(37)	(32)	5	0

							$(156)	$70	$(86)	$5	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.663%	$	1,100	$218	$(17)	$201	$0	$0
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.472		1,600	21	15	36	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.550		5,300	80	33	113	0	(3)

112	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2023	0.617%	$	3,100	$11	$10	$21	$0	$(1)
Boeing Co.	1.000	Quarterly	06/20/2026	1.008		400	(3)	3	0	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.067		1,000	(6)	3	(3)	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2025	0.657	EUR	1,400	13	11	24	1	0
DISH DBS Corp.	5.000	Quarterly	06/20/2023	1.545	$	8,300	(43)	547	504	0	(17)
Ford Motor Co.	5.000	Quarterly	12/20/2021	0.758		600	104	(97)	7	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2022	0.869		1,400	263	(219)	44	0	0
Ford Motor Co.	5.000	Quarterly	12/20/2023	1.243		4,200	480	(126)	354	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.132		600	72	(20)	52	0	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.415		4,200	(93)	161	68	0	(2)
General Electric Co.	1.000	Quarterly	12/20/2024	0.458		4,000	(63)	134	71	0	(1)
General Electric Co.	1.000	Quarterly	06/20/2026	0.696		2,700	20	7	27	0	(2)
General Electric Co.	1.000	Quarterly	12/20/2026	0.767		300	3	1	4	0	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	0.239		1,200	186	(56)	130	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.297		3,900	66	24	90	0	(1)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.589	EUR	4,950	(849)	727	(122)	3	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.716		1,500	(145)	94	(51)	2	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.876		1,500	(160)	91	(69)	0	0
Teck Resources Ltd.	5.000	Quarterly	06/20/2026	1.153	$	3,600	611	28	639	0	(1)
Telefonica Emisiones S.A.	1.000	Quarterly	06/20/2026	0.549	EUR	3,200	57	24	81	0	(1)
Tesco PLC	1.000	Quarterly	06/20/2028	0.929		2,800	27	(11)	16	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.534	$	3,300	80	0	80	0	(1)
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.274	EUR	3,400	32	48	80	0	0

							$982	$1,415	$2,397	$7	$(31)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
CDX.EM-27 5-Year Index	1.000%	Quarterly	06/20/2022	$		1,504	$(44)	$47	$3	$0	$0
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022			1,598	(58)	60	2	0	(1)
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023			846	(17)	18	1	0	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023			3,008	(139)	134	(5)	0	(1)
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024			20,492	(932)	897	(35)	0	(3)
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025			4,200	(149)	(21)	(170)	0	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026			4,500	(159)	(19)	(178)	0	(2)
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025			460	3	38	41	0	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025			100	9	0	9	0	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026			70,100	6,506	54	6,560	0	(67)
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026			21,300	2,024	(15)	2,009	0	(25)
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025			12,100	267	28	295	0	(2)
CDX.IG-35 10-Year Index	1.000	Quarterly	12/20/2030			1,200	(4)	20	16	0	(1)
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026			429,100	10,359	109	10,468	0	(134)
CDX.IG-36 10-Year Index	1.000	Quarterly	06/20/2031			3,300	20	16	36	0	(1)
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026			744,500	18,057	(147)	17,910	0	(359)
CDX.IG-37 10-Year Index	1.000	Quarterly	12/20/2031			40,200	320	(19)	301	0	(32)
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025		EUR	53,700	1,312	348	1,660	7	0
iTraxx Europe Main 35 5-Year Index	1.000	Quarterly	06/20/2026			49,200	1,500	9	1,509	5	0
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026			15,300	477	(7)	470	1	0

							$39,352	$1,550	$40,902	$13	$(628)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2025	GBP	25,200	$5	$(266)	$(261)	$0	$(35)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	03/16/2027		44,700	(266)	(727)	(993)	0	(91)
Receive6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2032		73,200	(78)	2,276	2,198	334	0
Receive6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		9,300	(163)	997	834	139	0
Receive(6)	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2023	JPY	2,540,000	(32)	21	(11)	1	0
Pay	1-Year BRL-CDI	6.789	Maturity	01/02/2023	BRL	690,200	(91)	(2,365)	(2,456)	0	(99)
Pay	1-Year BRL-CDI	7.900	Maturity	01/02/2024		101,000	(2)	(530)	(532)	0	(30)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	113

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.275%	Semi-Annual	03/03/2025	CAD	23,100	$0	$(9)	$(9)	$0	$0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		15,700	32	(57)	(25)	0	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		12,500	(50)	138	88	0	(8)
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031		25,200	(1,369)	163	(1,206)	0	(17)
Pay	3-Month USD-LIBOR	2.940	Semi-Annual	02/20/2022	$	50	0	1	1	0	0
Pay	3-Month ZAR-JIBAR	5.025	Quarterly	12/04/2025	ZAR	473,400	64	(1,079)	(1,015)	10	0
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	12/17/2025		14,900	0	(40)	(40)	0	0
Pay	3-Month ZAR-JIBAR	4.920	Quarterly	12/21/2025		100,000	0	(252)	(252)	2	0
Pay	3-Month ZAR-JIBAR	4.850	Quarterly	01/07/2026		30,100	0	(78)	(78)	1	0
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	01/11/2026		3,800	0	(10)	(10)	0	0
Pay	3-Month ZAR-JIBAR	5.680	Quarterly	06/08/2026		60,200	2	(67)	(65)	1	0
Pay	3-Month ZAR-JIBAR	5.723	Quarterly	06/08/2026		49,300	0	(48)	(48)	1	0
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032	EUR	23,200	(445)	382	(63)	3	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	03/16/2052		4,200	(175)	177	2	14	0
Pay	6-Month HUF-BBR	1.250	Annual	09/19/2023	HUF	9,471,700	60	(830)	(770)	0	(4)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/20/2024	JPY	2,666,300	(943)	234	(709)	0	(4)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		33,400	0	(5)	(5)	0	0
Pay	28-Day MXN-TIIE	5.125	Lunar	03/24/2023	MXN	471,500	0	(335)	(335)	15	0
Pay	28-Day MXN-TIIE	5.345	Lunar	06/13/2023		133,100	0	(96)	(96)	4	0
Pay	28-Day MXN-TIIE	5.400	Lunar	03/05/2026		592,500	22	(1,803)	(1,781)	32	0
Pay	28-Day MXN-TIIE	5.925	Lunar	05/05/2026		226,020	(13)	(468)	(481)	11	0
Pay	28-Day MXN-TIIE	6.113	Lunar	05/11/2026		116,560	0	(202)	(202)	6	0
Pay	28-Day MXN-TIIE	6.015	Lunar	06/03/2026		52,200	0	(105)	(105)	3	0
Pay	UKRPI	3.585	Maturity	10/15/2046	GBP	800	32	(20)	12	20	0

							$(3,410)	$(5,003)	$(8,413)	$597	$(288)

Total Swap Agreements							$36,768	$(1,968)	$34,800	$622	$(947)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$114	$629	$743	$0	$(56)	$(1,020)	$(1,076)

(l)

Securities with an aggregate market value of $66,989 and cash of $11,021 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $7 and liability of $(73) for closed swap agreements is outstanding at period end.

114	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021	CNH	386		$60	$0	$0
	10/2021	MXN	141,123		6,883	63	0
	10/2021		$66	CNY	429	0	0
	10/2021		49,948	GBP	36,940	0	(175)
	11/2021	GBP	36,940		$49,950	176	0
	11/2021		$1,864	PLN	7,091	0	(81)
	12/2021	HKD	1,724		$222	0	0
	12/2021		$4,374	INR	325,056	0	(30)
	12/2021		6,840	MXN	141,123	0	(62)
	12/2021	ZAR	9,280		$647	36	0
	02/2022		$2,248	PLN	8,612	0	(84)
	02/2022	ZAR	14,445		$945	29	(25)

BPS	10/2021	AUD	2,499		1,834	28	0
	10/2021	CNH	230		35	0	0
	10/2021	EUR	7,966		9,405	177	0
	10/2021	MXN	4,859		241	6	0
	10/2021		$12,375	EUR	10,455	0	(265)
	10/2021		1,034	GBP	755	0	(16)
	11/2021	HUF	79,592		$263	7	0
	11/2021		$208	MXN	4,194	0	(6)
	12/2021	HKD	110		$14	0	0
	12/2021		$239	MXN	4,859	0	(6)

BRC	10/2021		9,414	EUR	7,967	0	(185)
	02/2022	ZAR	5,020		$343	16	0

CBK	10/2021	AUD	4,655		3,380	15	0
	10/2021	PEN	135,196		36,272	3,580	0
	10/2021		$1,192	GBP	866	0	(25)
	10/2021		2,824	MXN	57,765	0	(36)
	10/2021		27,751	PEN	114,010	0	(181)
	11/2021	HUF	70,435		$240	14	0
	11/2021	PEN	18,421		4,473	23	0
	11/2021	RUB	73,212		991	0	(8)
	11/2021		$192	PLN	738	0	(6)
	12/2021	CNH	128		$20	0	0
	12/2021	PEN	55,357		14,875	1,532	0
	12/2021	ZAR	3,463		239	11	0
	02/2022		$1,729	PLN	6,612	0	(68)
	05/2022	PEN	15,700		$4,128	381	0
	09/2022		114,010		27,110	330	0

GLM	10/2021	BRL	84,384		15,758	263	0
	10/2021	CNH	116		18	0	0
	10/2021	RUB	22,003		292	0	(10)
	10/2021		$15,513	BRL	84,384	0	(18)
	10/2021		2,328	EUR	1,988	0	(25)
	10/2021		7,873	MXN	159,310	0	(174)
	11/2021		15,685	BRL	84,384	0	(260)
	11/2021		1,377	GBP	1,024	3	0
	12/2021	CNH	129		$20	0	0
	12/2021		$1,534	IDR	22,084,682	0	(5)
	12/2021	ZAR	11,369		$753	9	(3)
	02/2022		4,941		337	15	0

HUS	10/2021	RUB	5,721		76	0	(2)
	10/2021		$26	CNH	166	0	0
	10/2021		244	MXN	4,859	0	(9)
	11/2021	CNH	166		$26	0	0
	11/2021		$7,834	COP	30,224,118	78	0
	12/2021		451	IDR	6,491,185	0	(1)
	12/2021	ZAR	3,491		$241	12	0

JPM	10/2021	MXN	18,187		902	23	0
	11/2021		$1,341	IDR	19,263,408	0	(2)

MYI	10/2021	BRL	84,384		$15,514	18	0
	10/2021		$16,020	BRL	84,384	0	(524)
	10/2021		0	CLP	1	0	0
	10/2021		58	CNY	374	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	115

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2021	HUF	36,098		$122	$6	$0
	11/2021		$439	IDR	6,305,774	0	0
	11/2021		3,513	PLN	13,354	0	(156)

SCX	10/2021	EUR	48,321		$57,077	1,104	0
	10/2021	GBP	38,561		52,843	886	0
	10/2021	RUB	101,386		1,347	0	(42)
	10/2021		$16,869	JPY	1,852,735	0	(222)
	10/2021		222	RUB	16,237	0	0
	11/2021	EUR	35,877		$41,603	21	0
	11/2021		$16,609	JPY	1,852,735	42	0
	12/2021	CNH	152		$23	0	0
	12/2021		$72	CNY	472	0	0
	12/2021		933	IDR	13,399,299	0	(5)
	12/2021		3,267	INR	242,274	0	(30)
	12/2021	ZAR	10,005		$699	41	0
	02/2022		4,424		302	13	0

SOG	11/2021	HUF	38,536		131	7	0

TOR	10/2021		$3,379	AUD	4,663	0	(8)
	11/2021	AUD	4,663		$3,379	8	0
	12/2021	CNH	138		21	0	0
	12/2021		$467	IDR	6,714,713	0	(2)

UAG	10/2021	RUB	17,313		$230	0	(7)
	10/2021		$5,934	CLP	4,687,859	0	(161)
	12/2021	ZAR	11,036		$760	34	0

Total Forward Foreign Currency Contracts						$9,007	$(2,925)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	03/15/2023	7,320	$834	$1,487

JPM	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	03/15/2023	4,850	535	985

							$1,369	$2,472

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
SAL	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2051	$103.688	10/14/2021	4,300	$7	$1

Total Purchased Options					$1,376	$2,473

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000%	10/20/2021	1,200	$(5)	$0
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	2,900	(14)	(4)
	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	11/17/2021	5,900	(31)	(9)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	5,900	(27)	(30)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	11/17/2021	7,300	(9)	(3)

BPS	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	3,400	(14)	(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	4,500	(19)	(17)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	12,200	(12)	(8)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	11/17/2021	1,100	(5)	(2)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	12,900	(15)	(15)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	10/20/2021	3,450	(16)	(2)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	2,000	(10)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	11/17/2021	4,700	(23)	(10)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	6,900	(38)	(40)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	3.750	01/19/2022	3,450	(20)	(24)

116	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850%	10/20/2021	22,950	$(25)	$(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	6,600	(8)	(2)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	33,900	(39)	(21)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.750	01/19/2022	6,200	(9)	(7)

CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	2,400	(11)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	4,200	(23)	(25)

DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	8,500	(34)	(9)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	2,900	(14)	(14)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	5,300	(24)	(27)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	9,000	(10)	(12)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	900	(4)	0
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	3,000	(14)	(11)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	12,900	(15)	(3)

FBF	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	6,900	(7)	(4)

GST	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	10/20/2021	7,100	(28)	(3)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	5,600	(28)	(7)
	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	12/15/2021	3,200	(12)	(7)
	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	2,300	(9)	(9)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	2,300	(10)	(11)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	10/20/2021	5,800	(6)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	4,000	(4)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	1,200	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	11/17/2021	6,100	(6)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	6,000	(6)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.725	01/19/2022	9,200	(9)	(10)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	01/19/2022	19,900	(21)	(20)

JPM	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	3,300	(18)	(19)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	6,200	(8)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	7,500	(8)	(2)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	6,400	(7)	(4)

MYC	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	18,800	(19)	(6)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	20,300	(21)	(13)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	6,500	(6)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	9,000	(12)	(12)

						$ (734)	$ (435)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC EUR versus CHF	CHF	1.067	12/01/2021	1,892	$(8)	$(6)
	Call - OTC EUR versus CHF		1.100	12/01/2021	1,892	(8)	(3)

UAG	Put - OTC EUR versus CHF		1.070	10/29/2021	7,227	(23)	(12)
	Call - OTC EUR versus CHF		1.098	10/29/2021	7,227	(21)	(5)

						$(60)	$(26)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.590%	10/25/2021	7,100	$(46)	$(14)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.890	10/25/2021	7,100	(46)	(104)

BPS	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.975	10/29/2021	21,900	(26)	(26)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.235	10/29/2021	21,900	(26)	(26)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200	10/01/2021	6,700	(19)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	10/01/2021	6,700	(19)	(38)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.195	10/04/2021	4,600	(13)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.495	10/04/2021	4,600	(13)	(30)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	21,960	(815)	(1,514)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.228	10/04/2021	5,500	(13)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.528	10/04/2021	5,500	(13)	(23)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.606	10/07/2021	5,900	(37)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.906	10/07/2021	5,900	(37)	(28)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.518	10/15/2021	5,300	(31)	(2)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.818	10/15/2021	5,300	(31)	(107)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.569	10/18/2021	4,200	(27)	(3)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	117

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.869%	10/18/2021	4,200	$(27)	$(59)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.635	10/27/2021	4,800	(33)	(17)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.935	10/27/2021	4,800	(33)	(54)

JPM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.175	03/15/2023	14,550	(526)	(1,003)

MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.490	10/20/2021	4,500	(32)	(2)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.790	10/20/2021	4,500	(32)	(117)

NGF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.573	10/14/2021	1,300	(9)	(7)

							$(1,904)	$(3,175)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	$101.734	10/07/2021	1,100	$(1)	$0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.219	11/03/2021	1,600	(6)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.906	10/07/2021	1,000	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 12/01/2051	103.988	12/06/2021	1,100	(2)	(2)

SAL	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.648	10/14/2021	200	0	0
	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2051	100.469	11/12/2021	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.813	10/07/2021	18,600	(69)	(107)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.727	10/07/2021	1,100	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.750	10/07/2021	7,500	(15)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.813	10/07/2021	28,100	(57)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.859	11/03/2021	3,200	(8)	(13)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.414	11/03/2021	2,700	(7)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.391	11/03/2021	1,300	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.438	11/03/2021	600	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.859	11/03/2021	3,200	(4)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.922	12/06/2021	2,900	(11)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.156	12/06/2021	1,400	(5)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.703	12/06/2021	1,100	(4)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.922	12/06/2021	2,900	(6)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	101.156	12/06/2021	1,400	(3)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	101.203	12/06/2021	1,100	(3)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 12/01/2051	103.078	12/06/2021	600	(1)	(2)

					$(212)	$(182)

Total Written Options					$(2,910)	$(3,818)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2026	1.901%	$4,400	$(165)	$(12)	$0	$(177)
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.536	3,400	(91)	150	59	0

BPS	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.887	2,500	(30)	37	7	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.018	1,000	(61)	44	0	(17)
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.461	1,700	19	11	30	0

BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.440	5,800	70	36	106	0
	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.567	2,600	(15)	52	37	0
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	4.804	1,600	(58)	(113)	0	(171)
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2025	0.323	1,000	22	7	29	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.609	2,700	(27)	62	35	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.018	400	(21)	14	0	(7)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.368	2,000	29	12	41	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.443	500	(19)	12	0	(7)
	State Grid Overseas Investment Ltd.	1.000	Quarterly	12/20/2024	0.346	2,200	33	14	47	0
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.461	3,500	34	28	62	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.046	500	(5)	5	0	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.155	1,400	5	(12)	0	(7)
	Italy Government International Bond	1.000	Quarterly	12/20/2021	0.073	26,000	(765)	827	62	0
	Italy Government International Bond	1.000	Quarterly	06/20/2022	0.129	2,300	(64)	79	15	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.536	400	(10)	17	7	0

118	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
DUB	Saudi Arabia Government International Bond	1.000%	Quarterly	06/20/2025	0.363%	$900	$(1)	$22	$21	$0

FBF	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.326	1,000	(9)	34	25	0

GLM	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.326	7,200	(81)	263	182	0

GST	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.371	700	(6)	14	8	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.416	2,400	(43)	75	32	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.566	2,800	(23)	63	40	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.018	2,700	(244)	198	0	(46)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.363	900	(1)	22	21	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2026	0.540	900	21	0	21	0
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.368	1,200	20	5	25	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	1.443	2,700	(108)	71	0	(37)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.416	7,700	(122)	225	103	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.505	2,800	(37)	76	39	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	0.931	3,300	(327)	332	5	0

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.416	12,700	(237)	407	170	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.915	1,600	(12)	19	7	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.201	3,400	47	28	75	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.226	1,700	23	20	43	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	0.931	1,700	(171)	173	2	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.363	1,200	0	29	29	0
	Southern Co.	1.000	Quarterly	12/20/2022	0.129	3,500	43	(4)	39	0

MYC	Brookfield Asset Management, Inc.	1.000	Quarterly	06/20/2025	0.820	1,100	0	8	8	0
	Consolidated Edison Co. of New York, Inc.	1.000	Quarterly	12/20/2024	0.253	3,400	66	17	83	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.566	2,400	(21)	55	34	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.790	300	(4)	7	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	1.016	17,600	34	(43)	0	(9)

NGF	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.567	1,800	0	25	25	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.416	7,550	(139)	240	101	0

							$(2,451)	$3,651	$1,678	$(478)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	CDX.HY-27 5-Year Index 25-35%	5.000%	Quarterly	12/20/2021	$	2,000	$304	$(279)	$25	$0

BPS	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		1,100	128	(18)	110	0

CBK	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		250	20	(17)	3	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		1,600	166	(6)	160	0
	iTraxx Japan 36 5-Year Index	1.000	Quarterly	12/20/2026	JPY	36,483	9	0	9	0

GST	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	$	2,500	211	(179)	32	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		1,300	180	(103)	77	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		4,800	571	(93)	478	0
	iTraxx Japan 36 5-Year Index	1.000	Quarterly	12/20/2026	JPY	21,335	5	0	5	0

JPM	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	$	150	13	(11)	2	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		100	16	(10)	6	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		7,900	970	(183)	787	0
	iTraxx Japan 36 5-Year Index	1.000	Quarterly	12/20/2026	JPY	57,603	14	0	14	0

MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	$	1,200	143	(23)	120	0

							$2,750	$(922)	$1,828	$0

Total Swap Agreements							$299	$2,729	$3,506	$(478)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	119

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$304	$0	$84	$388	$(457)	$(164)	$(177)	$(798)	$(410)	$284	$(126)
BPS	218	1,487	147	1,852	(293)	(1,662)	(17)	(1,972)	(120)	0	(120)
BRC	16	0	357	373	(185)	(123)	(185)	(493)	(120)	0	(120)
CBK	5,886	0	256	6,142	(324)	(35)	(7)	(366)	5,776	(5,500)	276
DUB	0	0	21	21	0	(76)	0	(76)	(55)	(70)	(125)
FBF	0	0	25	25	0	(4)	0	(4)	21	0	21
GLM	290	0	182	472	(495)	(294)	0	(789)	(317)	290	(27)
GST	0	0	739	739	0	(72)	(83)	(155)	584	(820)	(236)
HUS	90	0	147	237	(12)	0	0	(12)	225	(260)	(35)
JPM	23	985	1,174	2,182	(2)	(1,037)	0	(1,039)	1,143	(1,130)	13
MYC	0	0	248	248	0	(154)	(9)	(163)	85	(649)	(564)
MYI	24	0	0	24	(680)	0	0	(680)	(656)	681	25
NGF	0	0	126	126	0	(7)	0	(7)	119	0	119
SAL	0	1	0	1	0	(173)	0	(173)	(172)	0	(172)
SCX	2,107	0	0	2,107	(299)	0	0	(299)	1,808	(1,640)	168
SOG	7	0	0	7	0	0	0	0	7	0	7
TOR	8	0	0	8	(10)	0	0	(10)	(2)	0	(2)
UAG	34	0	0	34	(168)	(17)	0	(185)	(151)	0	(151)

Total Over the Counter	$9,007	$2,473	$3,506	$14,986	$(2,925)	$(3,818)	$(478)	$(7,221)

(n)

Securities with an aggregate market value of $1,255 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$114	$114
Swap Agreements	0	25	0	0	604	629

	$0	$25	$0	$0	$718	$743

120	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,007	$0	$9,007
Purchased Options	0	0	0	0	2,473	2,473
Swap Agreements	0	3,506	0	0	0	3,506

	$0	$3,506	$0	$9,007	$2,473	$14,986

	$0	$3,531	$0	$9,007	$3,191	$15,729

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$56	$56
Swap Agreements	0	658	0	0	362	1,020

	$0	$658	$0	$0	$418	$1,076

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,925	$0	$2,925
Written Options	0	435	0	26	3,357	3,818
Swap Agreements	0	478	0	0	0	478

	$0	$913	$0	$2,951	$3,357	$7,221

	$0	$1,571	$0	$2,951	$3,775	$8,297

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$11	$11
Futures	0	0	0	0	3,090	3,090
Swap Agreements	0	15,769	0	0	1,849	17,618

	$0	$15,769	$0	$0	$4,950	$20,719

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,595	$0	$4,595
Purchased Options	0	0	0	0	(532)	(532)
Written Options	0	920	0	168	3,286	4,374
Swap Agreements	0	2,128	0	0	(38)	2,090

	$0	$3,048	$0	$4,763	$2,716	$10,527

	$0	$18,817	$0	$4,763	$7,666	$31,246

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,216	$1,216
Swap Agreements	0	(2,504)	0	0	(6,573)	(9,077)

	$0	$(2,504)	$0	$0	$(5,357)	$(7,861)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,550	$0	$2,550
Purchased Options	0	0	0	0	(360)	(360)
Written Options	0	(97)	0	(23)	241	121
Swap Agreements	0	(892)	0	0	0	(892)

	$0	$(989)	$0	$2,527	$(119)	$1,419

	$0	$(3,493)	$0	$2,527	$(5,476)	$(6,442)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	121

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$182,115	$32,384	$214,499
Corporate Bonds & Notes
Banking & Finance	0	917,735	9,050	926,785
Industrials	0	1,285,243	5,690	1,290,933
Utilities	0	498,420	0	498,420
Municipal Bonds & Notes
California	0	10,012	0	10,012
Georgia	0	15,128	0	15,128
Illinois	0	3,485	0	3,485
Indiana	0	1,197	0	1,197
Ohio	0	17,171	0	17,171
Pennsylvania	0	16,390	0	16,390
Texas	0	5,686	0	5,686
Virginia	0	3,134	0	3,134
Washington	0	1,415	0	1,415
U.S. Government Agencies	0	11,977	0	11,977
U.S. Treasury Obligations	0	1,064,728	0	1,064,728
Non-Agency Mortgage-Backed Securities	0	14,470	0	14,470
Asset-Backed Securities	0	40,339	0	40,339
Sovereign Issues	0	126,486	0	126,486
Common Stocks
Financials	0	0	252	252
Warrants
Financials	0	0	106	106
Utilities	2	0	0	2
Preferred Securities
Banking & Finance	8,150	135,616	0	143,766
Industrials	0	22,199	0	22,199
Utilities	0	5,596	30,155	35,751
Short-Term Instruments
Repurchase Agreements	0	5,297	0	5,297

	$8,152	$4,383,839	$77,637	$4,469,628

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$143	$0	$0	$143

Total Investments	$8,295	$4,383,839	$77,637	$4,469,771

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,498)	$0	$(1,498)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	736	0	736
Over the counter	0	14,986	0	14,986

	$0	$15,722	$0	$15,722

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,003)	0	(1,003)
Over the counter	0	(7,221)	0	(7,221)

	$0	$(8,224)	$0	$(8,224)

Total Financial Derivative Instruments	$0	$7,498	$0	$7,498

Totals	$8,295	$4,389,839	$77,637	$4,475,771

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$9,134	$25,680	$(934)	$(68)	$0	$(858)	$0	$(570)	$32,384	$255
Corporate Bonds & Notes
Banking & Finance	8,506	0	0	0	0	544	0	0	9,050	544
Industrials	1,207	4,748	(63)	31	0	(233)	0	0	5,690	(227)
Common Stocks
Financials	809	0	(539)	0	0	(18)	0	0	252	(557)
Industrials	178	0	0	0	0	(178)	0	0	0	(178)
Warrants
Financials	0	115	0	0	0	(9)	0	0	106	(9)
Preferred Securities
Utilities	30,607	0	(235)	0	0	(217)	0	0	30,155	(452)

Totals	$50,441	$30,543	$(1,771)	$(37)	$0	$(969)	$0	$(570)	$77,637	$(624)

122	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs	Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$7,481	Proxy Pricing	Base Price	%	99.250-100.000	99.920
	24,903	Third Party Vendor	Broker Quote		99.750-100.375	100.105
Corporate Bonds & Notes
Banking & Finance	9,050	Discounted Cash Flow	Discount Rate		4.630	—
Industrials	1,133	Discounted Cash Flow	Discount Rate		2.160	—
	4,557	Proxy Pricing	Base Price		93.000	—
Common Stocks
Financials	252	Other Valuation Techniques(2)	—		—	—
Warrants
Financials	106	Other Valuation Techniques(2)	—		—	—
Preferred Securities
Utilities	30,155	Current Value Model	Purchase Price	$	27.048	—

Total	$77,637

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	123

Schedule of Investments	PIMCO Low Duration Credit Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 53.0%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~	$1,900	$1,967

ACProducts, Inc.
4.750% (LIBOR03M + 4.250%) due 05/17/2028 ~	424	424

Adevinta ASA
3.750% (LIBOR03M + 3.000%) due 06/26/2028 ~	1,022	1,025

Advantage Sales & Marketing, Inc.
6.000% (LIBOR03M + 5.250%) due 10/28/2027 ~	3,474	3,498

AHP Health Partners, Inc.
4.000% (LIBOR03M + 3.500%) due 08/04/2028 ~	1,500	1,503

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~	775	779

Allied Universal Holding Co.
4.250% (LIBOR03M + 3.750%) due 05/12/2028 ~	1,135	1,137

American Trailer World Corp.
4.500% (LIBOR03M + 3.750%) due 03/03/2028 ~	998	994

AP Core Holdings, LLC
6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~	2,525	2,535

Arches Buyer, Inc.
3.750% (LIBOR03M + 3.250%) due 12/06/2027 ~	2,627	2,616

Artera Services LLC
4.500% (LIBOR03M + 3.500%) due 03/06/2025 ~	998	995

Asurion LLC
3.334% (LIBOR03M + 3.250%) due 12/23/2026 ~	2,132	2,103

AT Home Group, Inc.
4.750% (LIBOR03M + 4.250%) due 07/24/2028 ~	100	100

Atlantic Aviation
TBD% due 07/13/2029	1,075	1,095

Atotech B.V.
3.000% (LIBOR03M + 2.500%) due 03/18/2028 ~	1,272	1,271

Bally’s Corp.
TBD% due 08/06/2028	125	125

Bingo Industries Ltd.
TBD% due 07/08/2028 «	1,575	1,575

Birkenstock GmbH & Co. KG
TBD% due 04/27/2028	1,347	1,348

BWAY Holding Co.
3.334% (LIBOR03M + 3.250%) due 04/03/2024 ~	997	979

Caesars Resort Collection LLC
2.834% (LIBOR03M + 2.750%) due 12/23/2024 ~	3,884	3,865

Canada Goose, Inc.
4.250% (LIBOR03M + 3.500%) due 10/07/2027 ~	997	1,001

Carnival Corp.
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~	2,228	2,222

Chobani LLC
4.500% (LIBOR03M + 3.500%) due 10/20/2027 ~	1,411	1,417

Cimpress PLC
4.000% (LIBOR03M + 3.500%) due 05/17/2028 ~	998	1,000

Clarios Global LP
3.334% (LIBOR03M + 3.250%) due 04/30/2026 ~	433	431

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clean Harbors, Inc.
TBD% due 09/21/2028	$1,025	$1,027

Clear Channel Outdoor Holdings, Inc.
3.629% (LIBOR03M + 3.500%) due 08/21/2026 ~	3,930	3,854

CNT Holdings Corp.
4.500% (LIBOR03M + 3.750%) due 11/08/2027 ~	997	999

CommScope, Inc.
3.334% (LIBOR03M + 3.250%) due 04/06/2026 ~	1,407	1,402

Consumer Cellular, Inc.
4.750% (LIBOR03M + 4.000%) due 12/17/2027 ~	1,194	1,198

Coty, Inc.
2.333% (LIBOR03M + 2.250%) due 04/07/2025 ~	2,337	2,302

Cowen, Inc.
4.000% (LIBOR03M + 3.250%) due 03/24/2028 «~	1,592	1,600

Da Vinci Purchaser Corp.
5.000% (LIBOR03M + 4.000%) due 01/08/2027 ~	1,004	1,009

Dei Sales, Inc.
5.584% - 6.250% (LIBOR03M + 5.500%) due 04/23/2028 «~	1,665	1,652

Delta 2 (LUX) S.a.r.l.
3.500% (LIBOR03M + 2.500%) due 02/01/2024 ~	282	282

Diamond Sports Group LLC
3.340% (LIBOR03M + 3.250%) due 08/24/2026 ~	2,267	1,423

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 07/22/2027 ~	750	751

Diversey
TBD% due 09/29/2028	1,850	1,854

Endure Digital, Inc.
4.250% (LIBOR03M + 3.500%) due 02/10/2028 ~	700	697

Energizer Holdings, Inc.
2.750% (LIBOR03M + 2.250%) due 12/22/2027 ~	625	626

Ensono, LP
4.750% (LIBOR03M + 4.000%) due 05/19/2028 ~	1,725	1,731

Envision Healthcare Corp.
3.834% (LIBOR03M + 3.750%) due 10/10/2025 ~	597	533

ExGen Renewables LLC
3.500% (LIBOR03M + 2.500%) due 12/15/2027 ~	575	576

First Student Bidco, Inc.
3.500% (LIBOR03M + 3.000%) due 07/21/2028 ~	1,200	1,195

Flex Acquisition Co., Inc.
3.145% - 3.395% (LIBOR03M + 3.000%) due 06/29/2025 ~	328	327
4.000% (LIBOR03M + 3.500%) due 02/23/2028 ~	1,750	1,749

Frontier Communications Corp.
4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~	740	740

Gainwell Acquisition Corp.
4.750% (LIBOR03M + 4.000%) due 10/01/2027 ~	1,000	1,004

Getty Images, Inc.
4.625% (LIBOR03M + 4.500%) due 02/19/2026 ~	1,974	1,977

Gibson Brands, Inc.
5.750% (LIBOR03M + 5.000%) due 06/25/2028 «~	1,000	1,000

GIP Blue Holding
TBD% due 09/29/2028 «	4,175	4,185

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Global Medical Response, Inc.
5.750% (LIBOR03M + 4.750%) due 10/02/2025 ~	$1,000	$1,004

Grinding Media, Inc.
TBD% due 09/22/2028 «	1,875	1,882

H Food Holdings LLC
3.772% (LIBOR03M + 3.688%) due 05/23/2025 ~	1,067	1,065
6.000% (LIBOR03M + 5.000%) due 05/23/2025 ~	395	396

Hertz Corp.
4.000% (LIBOR03M + 3.500%) due 06/30/2028 ~	1,696	1,699

Hilton Grand Vacations Borrower LLC
3.500% (LIBOR03M + 3.000%) due 08/02/2028 ~	600	602

Hudson River Trading LLC
3.084% (LIBOR03M + 3.000%) due 03/18/2028 ~	500	498

Hyperion Materials & Technologies, Inc.
5.000% (LIBOR03M + 4.500%) due 08/30/2028 ~	1,250	1,249

iHeartCommunications, Inc.
3.084% (LIBOR03M + 3.000%) due 05/01/2026 ~	604	600

Illuminate Buyer LLC
3.584% (LIBOR03M + 3.500%) due 06/30/2027 ~	563	563

INEOS Enterprises Holdings U.S. Finco LLC
4.500% (LIBOR03M + 3.500%) due 08/28/2026 ~	1,512	1,518

Instant Brands Holdings, Inc
5.750% (LIBOR03M + 5.000%) due 04/12/2028 «~	981	979

Insulet Corp.
3.750% (LIBOR03M + 3.250%) due 05/04/2028 ~	1,097	1,102

IRB Holding Corp.
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~	1,358	1,362

Ivanti Software, Inc.
5.750% (LIBOR03M + 4.750%) due 12/01/2027 ~	3,781	3,797

Jazz Financing LUX SARL
4.000% (LIBOR03M + 3.500%) due 05/05/2028 ~	698	700

Kronos Acquisition Holdings, Inc.
3.834% (LIBOR03M + 3.750%) due 12/22/2026 ~	1,322	1,293

LBM Acquisition LLC
TBD% due 12/17/2027	92	91
4.500% (LIBOR03M + 3.750%) due 12/17/2027 ~	1,092	1,084

LifeMiles Ltd.
6.250% (LIBOR03M + 5.250%) due 08/30/2026 ~	1,500	1,496

Lonza Group AG
4.750% (LIBOR03M + 4.000%) due 07/03/2028 ~	1,097	1,101

Madison IAQ LLC
3.750% (LIBOR03M + 3.250%) due 06/21/2028 ~	400	400

MajorDrive Holdings LLC
4.500% (LIBOR03M + 4.000%) due 05/12/2028 ~	975	978

Mattress Firm, Inc.
TBD% due 09/25/2028	1,150	1,150

Mavenir Systems, Inc.
5.250% (LIBOR03M + 4.750%) due 08/13/2028 ~	1,500	1,505

Mcafee LLC
5.750% (LIBOR03M + 5.000%) due 07/27/2028 ~	2,000	2,003

124	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

McGraw-Hill Global Education Holdings LLC
5.250% (LIBOR03M + 4.750%) due 07/28/2028 ~	$875	$879

Medline Industries, Inc.
TBD% due 08/04/2022 «	1,600	1,580

Metronet Systems Holdings LLC
4.500% (LIBOR03M + 3.750%) due 05/26/2028 ~	1,800	1,807

MH Sub LLC
3.584% (LIBOR03M + 3.500%) due 09/13/2024 ~	2,509	2,506

Navitas Midstream Midland Basin LLC
4.750% (LIBOR03M + 4.000%) due 12/13/2024 ~	800	800

OneDigital Borrower LLC
TBD% - 5.250% due 11/16/2027 µ	31	32
5.250% (LIBOR03M + 4.500%) due 11/16/2027 ~	969	974

Organon & Co.
3.500% (LIBOR03M + 3.000%) due 06/02/2028 ~	725	728

Ortho-Clinical Diagnostics S.A.
3.083% (LIBOR03M + 3.000%) due 06/30/2025 ~	1,600	1,600

ORYX Midstream LLC
TBD% due 09/29/2028	2,050	2,040

Pactiv Evergreen Group
TBD% due 09/20/2028	1,750	1,749

Padagis LLC
5.250% (LIBOR03M + 4.750%) due 07/06/2028 ~	1,000	1,000

Parexel International Corp.
TBD% due 08/11/2028	875	876

Paysafe Holdings (U.S)
TBD% due 06/28/2028	2,000	1,981

Peraton Holding Corp.
4.500% (LIBOR03M + 3.750%) due 02/01/2028 ~	997	1,000

Phoenix Guarantor, Inc.
3.336% (LIBOR03M + 3.250%) due 03/05/2026 ~	267	266

Polaris Newco LLC
4.500% (LIBOR03M + 4.000%) due 06/02/2028 ~	1,900	1,906

Project Ruby Ultimate Parent Corp.
4.000% (LIBOR03M + 3.250%) due 03/03/2028 ~	199	199

PUG LLC
3.584% (LIBOR03M + 3.500%) due 02/12/2027 ~	607	595
4.750% (LIBOR03M + 4.250%) due 02/12/2027 «~	2,125	2,128

Radiate Holdco LLC
4.250% (LIBOR03M + 3.500%) due 09/25/2026 ~	2,466	2,468

RE/MAX International, Inc.
3.000% (LIBOR03M + 2.500%) due 07/21/2028 ~	549	546

RegionalCare Hospital Partners Holdings, Inc.
3.835% (LIBOR03M + 3.750%) due 11/16/2025 ~	952	952

Rexnord-Zurn Holding
TBD% due 10/04/2028	1,900	1,903

Sabre GLBL, Inc.
4.000% (LIBOR03M + 3.500%) due 12/17/2027 ~	1,970	1,958

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~	1,251	1,272

Shutterfly, Inc.
5.750% (LIBOR03M + 5.000%) due 09/25/2026 ~	1,150	1,152

Signify Health LLC
3.750% (LIBOR03M + 3.250%) due 06/22/2028 ~	750	748

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sitel Worldwide Corp S.A.
TBD% due 08/28/2028	$1,500	$1,504

Solenis
TBD% due 09/21/2028	2,950	2,952

Sophia LP
4.500% (LIBOR03M + 3.750%) due 10/07/2027 ~	723	727

Spirit AeroSystems Holdings, Inc.
6.000% (LIBOR03M + 5.250%) due 01/15/2025 ~	1,935	1,950

Springs Window Fashions
TBD% due 10/06/2028 «	1,125	1,118

Staples, Inc.
5.126% (LIBOR03M + 5.000%) due 04/16/2026 ~	746	713

Starfruit Finco B.V
2.832% (LIBOR03M + 2.750%) due 10/01/2025 ~	240	238

Starwood Property Mortgage
TBD% due 07/26/2026 «	175	176

Summer (BC) Holdco B S.a r.l
5.250% (LIBOR03M + 4.500%) due 12/04/2026 ~	375	376

Sunshine Luxembourg S.a.r.l.
4.500% (LIBOR03M + 3.750%) due 10/01/2026 ~	306	307

Sunshine Software
TBD% due 09/21/2028	2,475	2,474

Surgery Center Holdings, Inc.
4.500% (LIBOR03M + 3.750%) due 08/31/2026 ~	1,022	1,025

Sylvamo Corp.
TBD% due 08/18/2028 «	1,260	1,258

Taboola.com Ltd.
4.500% (LIBOR03M + 4.000%) due 08/17/2028 «~	1,700	1,694

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~	1,918	1,875

Tekni-Plex
TBD% due 09/15/2028	1,625	1,628

Tempo Acquisition LLC
3.750% (LIBOR03M + 3.250%) due 11/02/2026 ~	1,975	1,982

TGP Holdings LLC
TBD% due 06/29/2028 µ	74	74
4.250% (LIBOR03M + 3.500%) due 06/29/2028 ~	559	559

Truck Hero, Inc.
4.000% (LIBOR03M + 3.250%) due 01/31/2028 ~	348	348

U.S. Renal Care, Inc.
5.084% (LIBOR03M + 5.000%) due 06/26/2026 ~	1,653	1,652
6.500% (LIBOR03M + 5.500%) due 06/26/2026 ~	225	225

United Talent Agency LLC
4.750% (LIBOR03M + 4.000%) due 07/07/2028 «~	1,000	998

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~	1,883	1,883

USS Ultimate Holdings, Inc.
4.750% (LIBOR03M + 3.750%) due 08/25/2024 ~	3,469	3,484

Veritas Holdings, Inc
6.000% (LIBOR03M + 5.000%) due 09/01/2025 ~	2,020	2,033

Verscend Holding Corp.
4.084% (LIBOR03M + 4.000%) due 08/27/2025 ~	1,587	1,591

Vertical U.S. Newco, Inc.
4.000% (LIBOR03M + 3.500%) due 07/29/2027 ~	1,141	1,145

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Viad Corp.
5.500% (LIBOR03M + 5.000%) due 07/30/2028 «~		$2,225	$2,225

Victoria’s Secret & Co.
3.750% (LIBOR03M + 3.250%) due 06/30/2028 ~		1,000	999

Voyage Australia Pty. Limited
4.000% (LIBOR03M + 3.500%) due 07/20/2028 ~		1,000	1,003

Wayne Farms
TBD% due 09/24/2028		775	773

Weber-Stephen Products LLC
4.000% (LIBOR03M + 3.250%) due 10/30/2027 ~		1,221	1,225

Welbilt, Inc.
2.584% (LIBOR03M + 2.500%) due 10/23/2025 ~		1,615	1,614

Wheel Pros LLC
5.250% (LIBOR03M + 4.500%) due 05/11/2028 ~		475	475

White Cap Buyer LLC
4.500% (LIBOR03M + 4.000%) due 10/19/2027 ~		1,000	1,003

WOOF Holdings, Inc.
4.500% (LIBOR03M + 3.750%) due 12/21/2027 ~		1,095	1,098

Worldwide Express Operations LLC
5.000% (LIBOR03M + 4.250%) due 07/26/2028 ~		1,250	1,255

XPLORNET Communications, Inc.
TBD% due 09/30/2028		2,000	1,990

Zayo Group Holdings, Inc.
3.084% (LIBOR03M + 3.000%) due 03/09/2027 ~		1,899	1,885

Total Loan Participations and Assignments (Cost $186,139)			188,994

CORPORATE BONDS & NOTES 42.1%

BANKING & FINANCE 9.6%

Allied Universal Holdco LLC
4.625% due 06/01/2028		700	699
6.000% due 06/01/2029		200	198

AmWINS Group, Inc.
4.875% due 06/30/2029		150	152

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	100	117
2.625% due 04/28/2025		400	475
5.375% due 01/18/2028 •		200	176
8.000% due 01/22/2030 •		400	374
8.500% due 09/10/2030 •		400	381
10.500% due 07/23/2029		100	119

CIT Group, Inc.
6.125% due 03/09/2028		$800	968

Coinbase Global, Inc.
3.375% due 10/01/2028		500	481
3.625% due 10/01/2031		500	476

Curo Group Holdings Corp.
7.500% due 08/01/2028		1,425	1,441

Deutsche Bank AG
5.625% due 05/19/2031 •	EUR	700	963

Ford Motor Credit Co. LLC
0.151% due 12/01/2024 •		400	456
1.355% due 02/07/2025		400	461
3.375% due 11/13/2025		$200	206
3.664% due 09/08/2024		2,400	2,481
5.125% due 06/16/2025		400	435
5.584% due 03/18/2024		400	430

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		1,600	1,649

Freedom Mortgage Corp.
6.625% due 01/15/2027		3,400	3,311
7.625% due 05/01/2026		350	357

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	125

Schedule of Investments	PIMCO Low Duration Credit Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HAT Holdings LLC
3.375% due 06/15/2026		$2,325	$2,363

Jefferson Capital Holdings LLC
6.000% due 08/15/2026		1,275	1,312

LeasePlan Corp. NV
7.375% due 05/29/2024 •(c)(d)	EUR	1,700	2,210

LFS Topco LLC
5.875% due 10/15/2026		$100	103

Midcap Financial Issuer Trust
5.625% due 01/15/2030		100	99

OneMain Finance Corp.
3.500% due 01/15/2027		3,475	3,481
6.125% due 03/15/2024		1,600	1,712

Park Intermediate Holdings LLC
4.875% due 05/15/2029		400	412

PennyMac Financial Services, Inc.
4.250% due 02/15/2029		800	763
5.750% due 09/15/2031		300	300

RLJ Lodging Trust LP
3.750% due 07/01/2026		100	101
4.000% due 09/15/2029		200	200

Sitka Holdings LLC
5.250% due 07/06/2026 •		1,475	1,497

Starwood Property Trust, Inc.
3.625% due 07/15/2026		1,900	1,917

UniCredit SpA
4.875% due 02/20/2029 •	EUR	700	882

			34,158

INDUSTRIALS 30.2%

180 Medical, Inc.
3.875% due 10/15/2029 (a)		$200	200

ADT Security Corp.
4.125% due 08/01/2029		2,050	2,040

Ahead DB Holdings LLC
6.625% due 05/01/2028		600	605

Air Canada
3.875% due 08/15/2026		1,175	1,187

Altice Financing S.A.
5.750% due 08/15/2029		975	946

Altice France S.A.
5.500% due 10/15/2029 (a)		2,000	1,982

Ambience Merger Sub, Inc.
4.875% due 07/15/2028		775	776
7.125% due 07/15/2029		675	670

AMC Networks, Inc.
4.250% due 02/15/2029		1,900	1,893

American Airlines Pass-Through Trust
3.375% due 11/01/2028		140	142

American Airlines, Inc.
5.500% due 04/20/2026		2,775	2,921
5.750% due 04/20/2029		600	647

Ascent Resources Utica Holdings LLC
8.250% due 12/31/2028		500	546

Bausch Health Americas, Inc.
9.250% due 04/01/2026		600	642

Bausch Health Cos., Inc.
5.000% due 02/15/2029		1,300	1,213

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027		1,550	1,544

BK LC Lux Finco1 SARL
5.250% due 04/30/2029	EUR	100	121

Bombardier, Inc.
7.125% due 06/15/2026		$1,250	1,314
7.500% due 03/15/2025		1,100	1,125

Builders FirstSource, Inc.
4.250% due 02/01/2032		175	179

Caesars Entertainment, Inc.
6.250% due 07/01/2025		2,200	2,319

Carnival Corp.
10.500% due 02/01/2026		1,200	1,394

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CCO Holdings LLC
4.500% due 06/01/2033		$1,200	$1,223

Cheniere Energy Partners LP
3.250% due 01/31/2032		1,100	1,105

Cheniere Energy, Inc.
4.625% due 10/15/2028		700	738

Chesapeake Energy Corp.
5.500% due 02/01/2026		850	889

Cinemark USA, Inc.
5.250% due 07/15/2028		800	789
5.875% due 03/15/2026		250	253

CommScope, Inc.
4.750% due 09/01/2029		1,400	1,400

Community Health Systems, Inc.
6.125% due 04/01/2030		2,175	2,116

Comstock Resources, Inc.
5.875% due 01/15/2030		100	104
6.750% due 03/01/2029		600	649

Crocs, Inc.
4.125% due 08/15/2031		1,800	1,816

CSC Holdings LLC
5.375% due 02/01/2028		1,675	1,752

DaVita, Inc.
4.625% due 06/01/2030		400	412

Delta Air Lines, Inc.
7.375% due 01/15/2026		166	196

DIRECTV Holdings LLC
5.875% due 08/15/2027		300	313

eG Global Finance PLC
6.750% due 02/07/2025		1,775	1,817

Encino Acquisition Partners Holdings LLC
8.500% due 05/01/2028		1,875	1,920

EQM Midstream Partners LP
4.500% due 01/15/2029		100	104
4.750% due 01/15/2031		850	885

First Student Bidco, Inc.
4.000% due 07/31/2029		900	889

Garda World Security Corp.
6.000% due 06/01/2029		575	564

Golden Nugget, Inc.
6.750% due 10/15/2024		725	727

Grifols Escrow Issuer S.A.
4.750% due 10/15/2028 (a)		200	205

Gruenenthal GmbH
3.625% due 11/15/2026	EUR	200	241
4.125% due 05/15/2028		200	243

GYP Holdings Corp.
4.625% due 05/01/2029		$400	405

Harvest Midstream LP
7.500% due 09/01/2028		1,100	1,173

HealthEquity, Inc.
4.500% due 10/01/2029 (a)		200	203

Hilton Grand Vacations Borrower Escrow LLC
5.000% due 06/01/2029		400	408

Imola Merger Corp.
4.750% due 05/15/2029		250	259

Jaguar Land Rover Automotive PLC
4.500% due 01/15/2026	EUR	1,200	1,411
6.875% due 11/15/2026		200	259

KAR Auction Services, Inc.
5.125% due 06/01/2025		$1,725	1,747

Manitowoc Co., Inc.
9.000% due 04/01/2026		1,450	1,555

Mclaren Finance PLC
7.500% due 08/01/2026		1,500	1,526

MGM China Holdings Ltd.
4.750% due 02/01/2027		600	591

Midas OpCo Holdings LLC
5.625% due 08/15/2029		1,525	1,580

Mohegan Gaming & Entertainment
8.000% due 02/01/2026		425	443

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mozart Debt Merger Sub, Inc.
3.875% due 04/01/2029 (a)		$3,125	$3,125

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		3,225	3,221

Occidental Petroleum Corp.
5.550% due 03/15/2026		2,300	2,556

Olympus Water U.S. Holding Corp.
4.250% due 10/01/2028 (a)		200	197

Pactiv Evergreen Group Issuer LLC
4.375% due 10/15/2028		300	301

Papa John’s International, Inc.
3.875% due 09/15/2029		100	100

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		300	306

Premier Entertainment Sub LLC
5.625% due 09/01/2029		1,950	1,972

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		3,300	3,543

Rattler Midstream LP
5.625% due 07/15/2025		200	208

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026		500	529

Rockcliff Energy LLC
5.500% due 10/15/2029 (a)		100	102

Royal Caribbean Cruises Ltd.
11.500% due 06/01/2025		805	919

Sabre GLBL, Inc.
7.375% due 09/01/2025		400	427

Scientific Games International, Inc.
8.625% due 07/01/2025		1,100	1,193

Sigma Holdco BV
7.875% due 05/15/2026		1,575	1,558

Sirius XM Radio, Inc.
3.125% due 09/01/2026		450	457

Southwestern Energy Co.
5.375% due 02/01/2029		1,500	1,607

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		1,400	1,427

Staples, Inc.
7.500% due 04/15/2026		1,975	2,006

Studio City Finance Ltd.
5.000% due 01/15/2029		1,900	1,755

Summer BC Bidco B LLC
5.500% due 10/31/2026		700	718

Summer BC Holdco B SARL
5.750% due 10/31/2026	EUR	400	486

Sunnova Energy Corp.
5.875% due 09/01/2026		$100	102

Switch Ltd.
4.125% due 06/15/2029		100	103

Tenet Healthcare Corp.
4.875% due 01/01/2026		3,000	3,108

TopBuild Corp.
4.125% due 02/15/2032 (a)		200	202

Triumph Group, Inc.
6.250% due 09/15/2024		2,800	2,803

Uber Technologies, Inc.
4.500% due 08/15/2029		2,800	2,824

Unifrax Escrow Issuer Corp.
5.250% due 09/30/2028		100	101
7.500% due 09/30/2029		100	103

United Airlines, Inc.
4.375% due 04/15/2026		1,550	1,593
4.625% due 04/15/2029		200	207

Univision Communications, Inc.
4.500% due 05/01/2029		1,300	1,323

USA Compression Partners LP
6.875% due 04/01/2026		625	652
6.875% due 09/01/2027		900	954

Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029		300	309
4.125% due 08/15/2031		300	313

126	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Viavi Solutions, Inc.
3.750% due 10/01/2029		$100	$100

Victors Merger Corp.
6.375% due 05/15/2029		1,075	1,031

Viking Cruises Ltd.
13.000% due 05/15/2025		1,450	1,671

Vine Energy Holdings LLC
6.750% due 04/15/2029		1,600	1,729

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	600	819

Virgin Media Vendor Financing Notes DAC
5.000% due 07/15/2028		$800	827

Wynn Las Vegas LLC
5.250% due 05/15/2027		100	101

Wynn Macau Ltd.
5.500% due 01/15/2026		500	486

ZF Finance GmbH
3.750% due 09/21/2028	EUR	300	380

			107,870

UTILITIES 2.3%

Blue Racer Midstream LLC
7.625% due 12/15/2025		$1,000	1,083

Crestwood Midstream Partners LP
6.000% due 02/01/2029		100	105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CrownRock LP
5.000% due 05/01/2029	$200	$209
5.625% due 10/15/2025	1,800	1,844

Endeavor Energy Resources LP
5.750% due 01/30/2028	900	948

Genesis Energy LP
8.000% due 01/15/2027	200	203

Leeward Renewable Energy Operations LLC
4.250% due 07/01/2029	850	865

Tallgrass Energy Partners LP
6.000% due 12/31/2030	1,000	1,026
7.500% due 10/01/2025	200	217

Targa Resources Partners LP
4.000% due 01/15/2032	400	414
4.875% due 02/01/2031	1,150	1,242

		8,156

Total Corporate Bonds & Notes (Cost $150,150)		150,184

	SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%

Stearns Holdings LLC ‘B’ «(b)(e)	52,605	73

Total Common Stocks (Cost $93)		73

	SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «	252	$30

Total Warrants (Cost $33)		30

Total Investments in Securities (Cost $336,415)		339,281

INVESTMENTS IN AFFILIATES 14.6%

SHORT-TERM INSTRUMENTS 14.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.6%

PIMCO Short-Term Floating NAV Portfolio III	5,263,009	51,904

Total Short-Term Instruments (Cost $51,897)		51,904

Total Investments in Affiliates (Cost $51,897)		51,904

Total Investments 109.7% (Cost $388,312)		$391,185

Financial Derivative Instruments (f)(g) 0.0% (Cost or Premiums, net $(1,880))		169

Other Assets and Liabilities, net (9.7)%		(34,876)

Net Assets 100.0%		$356,478

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.

(e)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Stearns Holdings LLC ‘B’	03/15/2021	$93	$73	0.02%

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-36 5-Year Index	(5.000)%	Quarterly	06/20/2026	$16,000	$(1,463)	$(34)	$(1,497)	$15	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	127

Schedule of Investments	PIMCO Low Duration Credit Fund	(Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(4)	3-Month USD-LIBOR	1.250%	Semi-Annual	12/15/2026	$31,100	$(158)	$(13)	$(171)	$0	$(37)
Receive(4)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031	13,700	(259)	29	(230)	0	(38)

						$(417)	$16	$(401)	$0	$(75)

Total Swap Agreements						$(1,880)	$(18)	$(1,898)	$15	$(75)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$15	$15	$0	$0	$(75)	$(75)

Cash of $2,524 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2021	EUR	624		$737	$15	$0

CBK	10/2021		274		324	7	0
	10/2021	GBP	608		837	17	0
	10/2021		$520	EUR	443	0	(7)

HUS	10/2021		1,698		1,441	0	(29)

JPM	10/2021		999		844	0	(21)

SCX	10/2021	EUR	10,600		$12,521	242	0
	11/2021		8,770		10,169	5	0

Total Forward Foreign Currency Contracts						$286	$(57)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BPS	$15	$0	$0	$15	$0	$0	$0	$0	$15	$0	$15
CBK	24	0	0	24	(7)	0	0	(7)	17	0	17
HUS	0	0	0	0	(29)	0	0	(29)	(29)	0	(29)

128	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
JPM	$0	$0	$0	$0	$(21)	$0	$0	$(21)	$(21)	$0	$(21)
SCX	247	0	0	247	0	0	0	0	247	0	247

Total Over the Counter	$286	$0	$0	$286	$(57)	$0	$0	$(57)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$15	$0	$0	$0	$15

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$286	$0	$286

	$0	$15	$0	$286	$0	$301

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$75	$75

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$57	$0	$57

	$0	$0	$0	$57	$75	$132

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$296	$0	$0	$0	$296

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$112	$0	$112
Swap Agreements	0	0	0	0	(3)	(3)

	$0	$0	$0	$112	$(3)	$109

	$0	$296	$0	$112	$(3)	$405

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(34)	$0	$0	$16	$(18)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(301)	$0	$(301)

	$0	$(34)	$0	$(301)	$16	$(319)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	129

Schedule of Investments	PIMCO Low Duration Credit Fund	(Cont.)	September 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$164,944	$24,050	$188,994
Corporate Bonds & Notes
Banking & Finance	0	34,158	0	34,158
Industrials	3,325	104,545	0	107,870
Utilities	0	8,156	0	8,156
Common Stocks
Financials	0	0	73	73
Warrants
Financials	0	0	30	30

	$3,325	$311,803	$24,153	$339,281

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$51,904	$0	$0	$51,904

Total Investments	$55,229	$311,803	$24,153	$391,185

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$15	$0	$15
Over the counter	0	286	0	286

	$0	$301	$0	$301

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(75)	0	(75)
Over the counter	0	(57)	0	(57)

	$0	$(132)	$0	$(132)

Total Financial Derivative Instruments	$0	$169	$0	$169

Totals	$55,229	$311,972	$24,153	$391,354

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$6,364	$25,778	$(8,372)	$8	$113	$159	$0	$0	$24,050	$226
Common Stocks
Financials	234	0	(156)	0	0	(5)	0	0	73	(161)
Warrants
Financials	0	33	0	0	0	(3)	0	0	30	(3)

Totals	$6,598	$25,811	$(8,528)	$8	$113	$151	$0	$0	$24,153	$62

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs	Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,580	Proxy Pricing	Base Price	%	99.000	—
	22,470	Third Party Vendor	Broker Quote		99.250-100.500	99.985
Common Stocks
Financials	73	Other Valuation Techniques(2)	—		—	—
Warrants
Financials	30	Other Valuation Techniques(2)	—		—	—

Total	$24,153

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

130	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Low Duration Income Fund	September 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 8.8%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$11,128	$11,519

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~		500	503

Altice France S.A.
4.125% (LIBOR03M + 4.000%) due 08/14/2026 ~		1,362	1,360

Aramark Services, Inc.
1.834% (LIBOR03M + 1.750%) due 03/11/2025 ~		93	91
2.584% (LIBOR03M + 2.500%) due 04/06/2028 ~		1,948	1,939

Atlantic Aviation LLC
TBD% due 09/22/2028		5,100	5,103

Avantor, Inc.
2.500% (LIBOR03M + 2.000%) due 11/21/2024 ~		161	161

Avolon TLB Borrower (U.S.) LLC
2.250% (LIBOR03M + 1.500%) due 02/12/2027 ~		750	743
2.750% (LIBOR03M + 2.250%) due 12/01/2027 ~		6,683	6,694

Axalta Coating Systems U.S. Holdings, Inc.
1.882% (LIBOR03M + 1.750%) due 06/01/2024 ~		59	59

Bausch Health Cos., Inc.
2.834% (LIBOR03M + 2.750%) due 11/27/2025 ~		364	363
3.084% (LIBOR03M + 3.000%) due 06/02/2025 ~		221	220

BWAY Holding Co.
3.334% (LIBOR03M + 3.250%) due 04/03/2024 ~		67	66

Caesars Resort Collection LLC
TBD% due 07/21/2025		1,600	1,603
2.834% (LIBOR03M + 2.750%) due 12/23/2024 ~		68,474	68,150
TBD% (LIBOR03M + 3.500%) due 07/21/2025 ~		13,975	14,008

Camelot U.S. Acquisition Co.
3.084% (LIBOR03M + 3.000%) due 10/30/2026 ~		295	294

Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	5,495	6,368
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~		$11,583	11,554

Cengage Learning, Inc.
5.750% (LIBOR03M + 4.750%) due 06/29/2026 ~		12,161	12,254

CenturyLink, Inc.
2.334% (LIBOR03M + 2.250%) due 03/15/2027 ~		7,775	7,699

Charter Communications Operating LLC
1.840% (LIBOR03M + 1.750%) due 02/01/2027 ~		1,694	1,685

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028 ~		3,929	3,928

Coty, Inc.
1.750% (EUR003M + 1.750%) due 04/05/2023 ~	EUR	2,587	2,980

Dell International LLC
2.000% (LIBOR03M + 1.750%) due 09/19/2025 ~		$2,697	2,700

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 07/22/2027 ~		5,200	5,210

Emerald TopCo, Inc.
3.584% (LIBOR03M + 3.500%) due 07/24/2026 ~		10,902	10,845

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Envision Healthcare Corp.
3.834% (LIBOR03M + 3.750%) due 10/10/2025 ~		$14,898	$13,296

Forest City Enterprises LP
3.584% (LIBOR03M + 3.500%) due 12/08/2025 ~		490	485

Gates Global LLC
3.250% (LIBOR03M + 2.500%) due 03/31/2027 ~		669	669

GVC Holdings, Inc.
TBD% due 03/29/2024	EUR	8,800	10,155

Hertz Corp.
4.000% (LIBOR03M + 3.500%) due 06/30/2028 ~		$15,542	15,569

Hilton Worldwide Finance LLC
1.836% (LIBOR03M + 1.750%) due 06/22/2026 ~		4,007	3,978

INEOS Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	97,495	112,568

Intelsat Jackson Holdings S.A.
TBD% - 5.750% (LIBOR03M + 4.750%) due 10/13/2022 «~µ		$12,022	11,931
8.000% (PRIME + 4.750%) due 11/27/2023 ~		13,689	13,877
8.625% due 01/02/2024		225	230

IRB Holding Corp.
2.750% - 3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		97	97

Lealand Finance Company B.V.
1.084% (LIBOR03M + 1.000%) due 06/30/2025 ~		568	253
3.084% (LIBOR03M + 3.000%) due 06/30/2024 «~		156	93

Marriott Ownership Resorts, Inc.
1.834% (LIBOR03M + 1.750%) due 08/29/2025 ~		610	601

Medline Industries, Inc.
TBD% due 08/04/2022 «		40,500	39,999

MH Sub LLC
3.584% (LIBOR03M + 3.500%) due 09/13/2024 ~		7,164	7,154

Nielsen Finance LLC
2.083% (LIBOR03M + 2.000%) due 10/04/2023 ~		69	69

Ortho-Clinical Diagnostics S.A.
3.083% (LIBOR03M + 3.000%) due 06/30/2025 ~		27,431	27,436

Parexel International Corp.
2.834% (LIBOR03M + 2.750%) due 09/27/2024 ~		57,790	57,765

Petco Health & Wellness Co.
4.000% (LIBOR03M + 3.250%) due 03/03/2028 ~		2,786	2,788

PetSmart, Inc.
4.500% (LIBOR03M + 3.750%) due 02/11/2028 ~		11,100	11,142

PUG LLC
3.584% (LIBOR03M + 3.500%) due 02/12/2027 ~		389	381

RegionalCare Hospital Partners Holdings, Inc.
3.835% (LIBOR03M + 3.750%) due 11/16/2025 ~		519	519

Scientific Games International, Inc.
2.834% (LIBOR03M + 2.750%) due 08/14/2024 ~		57,910	57,704

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		19,523	19,841
11.750% (LIBOR03M + 10.750%) due 04/28/2024 «~		1,732	1,724

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	690	$779

Sinclair Television Group, Inc.
2.590% (LIBOR03M + 2.500%) due 09/30/2026 ~		$1,386	1,364

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		3,300	3,513

Solenis
TBD% due 09/21/2028		500	500

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 «~		4,550	4,532

SS&C Technologies Holdings Europe S.a.r.l.
1.834% (LIBOR03M + 1.750%) due 04/16/2025 ~		180	178

SS&C Technologies, Inc.
1.834% (LIBOR03M + 1.750%) due 04/16/2025 ~		226	224

Starfruit Finco B.V
2.832% (LIBOR03M + 2.750%) due 10/01/2025 ~		983	977

Stars Group Holdings BV
2.382% (LIBOR03M + 2.250%) due 07/21/2026 ~		42,477	42,388
2.500% (EUR003M + 2.500%) due 07/21/2026 ~	EUR	14,100	16,353

Sunshine Luxembourg S.a.r.l.
4.500% (LIBOR03M + 3.750%) due 10/01/2026 ~		$18,277	18,347

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		1,176	1,177

TransDigm, Inc.
2.334% (LIBOR03M + 2.250%) due 08/22/2024 ~		37,138	36,774
2.334% (LIBOR03M + 2.250%) due 05/30/2025 ~		30,529	30,182
2.334% (LIBOR03M + 2.250%) due 12/09/2025 ~		41,441	40,968

Uber Technologies, Inc.
3.584% (LIBOR03M + 3.500%) due 04/04/2025 ~		22,114	22,136
3.584% (LIBOR03M + 3.500%) due 02/25/2027 ~		46,052	46,077

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~		4,787	4,831

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		5,621	5,622

Westmoreland Coal Company (15.000% PIK)
15.000% due 03/15/2029 (c)		240	50

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		9,968	10,023

Wyndham Hotels & Resorts, Inc.
1.835% (LIBOR03M + 1.750%) due 05/30/2025 ~		194	193

Zayo Group Holdings, Inc.
3.084% (LIBOR03M + 3.000%) due 03/09/2027 ~		9,888	9,813
3.250% (EUR003M + 3.250%) due 03/09/2027 ~	EUR	1,970	2,254

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		$3,188	3,111

Total Loan Participations and Assignments (Cost $891,414)			890,789

CORPORATE BONDS & NOTES 29.4%

BANKING & FINANCE 11.6%

AIB Group PLC
4.263% due 04/10/2025 •		2,600	2,788

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	131

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ally Financial, Inc.
8.000% due 11/01/2031		$2,364	$3,410

Asian Development Bank
4.700% due 03/12/2024	MXN	10,200	474

Athora Netherlands NV
2.375% due 05/17/2024	EUR	300	363

Aviation Capital Group LLC
2.875% due 01/20/2022		$4,308	4,331

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		6,957	6,848
3.625% due 05/01/2022		1,391	1,412
3.950% due 07/01/2024		2,630	2,793

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	14,191	16,551
3.625% due 09/24/2024		1,500	1,818

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(i)(j)		4,800	5,965

Banco Bradesco S.A.
2.850% due 01/27/2023		$2,301	2,340

Banco BTG Pactual S.A.
4.500% due 01/10/2025		2,100	2,160

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	7,100	1,689

Bank of Ireland Group PLC
6.000% due 09/01/2025 •(i)(j)	EUR	7,837	10,100
7.500% due 05/19/2025 •(i)(j)		1,800	2,454

Bank of Nova Scotia
4.900% due 06/04/2025 •(i)(j)		$13,656	14,714

Barclays Bank PLC
7.625% due 11/21/2022 (j)		11,356	12,176

Barclays PLC
6.125% due 12/15/2025 •(i)(j)		28,342	31,407
6.375% due 12/15/2025 •(i)(j)	GBP	200	298
7.125% due 06/15/2025 •(i)(j)		5,200	7,865
7.250% due 03/15/2023 •(i)(j)		15,925	22,892
7.750% due 09/15/2023 •(i)(j)		$9,290	10,149
7.875% due 03/15/2022 •(i)(j)		5,005	5,130
7.875% due 09/15/2022 •(i)(j)	GBP	11,500	16,380
8.000% due 06/15/2024 •(i)(j)		$4,000	4,520

BGC Partners, Inc.
3.750% due 10/01/2024		3,440	3,649
4.375% due 12/15/2025		11,100	11,993

BNP Paribas S.A.
4.625% due 02/25/2031 •(i)(j)		10,900	11,159
6.750% due 03/14/2022 •(i)(j)		1,600	1,624

Brixmor Operating Partnership LP
1.176% (US0003M + 1.050%) due 02/01/2022 ~		3,600	3,608

CIT Bank N.A.
2.969% due 09/27/2025 •		1,300	1,368

CIT Group, Inc.
5.000% due 08/15/2022		8,328	8,630
5.000% due 08/01/2023		1,815	1,942

CNH Industrial Capital LLC
3.875% due 10/15/2021		20	20

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		670	709

Credit Suisse AG
6.500% due 08/08/2023 (j)		3,600	3,948

Credit Suisse Group AG
5.250% due 02/11/2027 •(i)(j)		3,400	3,566
6.250% due 12/18/2024 •(i)(j)		1,700	1,836
6.375% due 08/21/2026 •(i)(j)		2,400	2,640
7.125% due 07/29/2022 •(i)(j)		2,500	2,598
7.250% due 09/12/2025 •(i)(j)		800	887
7.500% due 07/17/2023 •(i)(j)		3,300	3,536
7.500% due 12/11/2023 •(i)(j)		8,600	9,415

CTP NV
1.250% due 06/21/2029	EUR	400	466

CyrusOne LP
1.450% due 01/22/2027		500	583

Deutsche Bank AG
2.222% due 09/18/2024 •		$8,100	8,305
3.547% due 09/18/2031 •		800	854

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.961% due 11/26/2025 •		$9,810	$10,614
4.250% due 10/14/2021		3,170	3,173
5.000% due 02/14/2022		7,270	7,389
5.625% due 05/19/2031 •	EUR	3,200	4,404

DNB Bank ASA
6.500% due 03/26/2022 •(i)(j)		$300	307

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		170	170

Enact Holdings, Inc.
6.500% due 08/15/2025		7,700	8,416

EPR Properties
4.750% due 12/15/2026		627	687
4.950% due 04/15/2028		316	348

Erste Group Bank AG
4.250% due 10/15/2027 •(i)(j)	EUR	4,000	4,927
8.875% due 10/15/2021 •(i)(j)		200	232

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		300	385
3.950% due 03/03/2031	CAD	2,700	2,220
4.625% due 04/29/2030		$20,953	23,635
4.850% due 04/17/2028		80	91

FCE Bank PLC
1.615% due 05/11/2023	EUR	300	355

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •		4,790	5,547
0.151% due 12/01/2024 •		900	1,027
0.999% (US0003M + 0.880%) due 10/12/2021 ~		$1,600	1,600
1.198% (US0003M + 1.080%) due 08/03/2022 ~		11,300	11,267
1.360% (US0003M + 1.235%) due 02/15/2023 ~		3,600	3,587
1.402% (US0003M + 1.270%) due 03/28/2022 ~		3,800	3,803
1.744% due 07/19/2024	EUR	5,100	5,987
2.330% due 11/25/2025		200	239
2.386% due 02/17/2026		2,000	2,392
2.700% due 08/10/2026		$44,900	45,046
2.748% due 06/14/2024	GBP	2,500	3,408
2.979% due 08/03/2022		$3,000	3,036
3.021% due 03/06/2024	EUR	600	726
3.087% due 01/09/2023		$11,800	11,988
3.096% due 05/04/2023		2,900	2,951
3.219% due 01/09/2022		1,000	1,004
3.250% due 09/15/2025	EUR	2,200	2,720
3.278% (US0003M + 3.140%) due 01/07/2022 ~		$10,613	10,660
3.339% due 03/28/2022		7,200	7,250
3.350% due 11/01/2022		5,000	5,094
3.370% due 11/17/2023		3,300	3,386
3.375% due 11/13/2025		25,500	26,233
3.550% due 10/07/2022		9,554	9,750
3.664% due 09/08/2024		1,600	1,654
3.813% due 10/12/2021		8,265	8,279
3.815% due 11/02/2027		300	312
4.063% due 11/01/2024		2,200	2,316
4.134% due 08/04/2025		1,500	1,588
4.140% due 02/15/2023		8,400	8,622
4.250% due 09/20/2022		5,679	5,815
4.271% due 01/09/2027		2,200	2,344
4.535% due 03/06/2025	GBP	4,800	6,898
4.687% due 06/09/2025		$600	643
5.125% due 06/16/2025		5,800	6,307
5.584% due 03/18/2024		1,400	1,507
5.596% due 01/07/2022		5,600	5,674

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		2,569	2,648

GLP Capital LP
4.000% due 01/15/2031		1,000	1,080
5.300% due 01/15/2029		902	1,056

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		279	302

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		1,500	1,589

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		13,100	13,296

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2049		$2,857	$86

HSBC Holdings PLC
2.357% due 08/18/2031 •		6,935	6,862
2.848% due 06/04/2031 •		7,565	7,763
3.000% due 05/29/2030 •	GBP	1,500	2,136
3.973% due 05/22/2030 •		$2,400	2,650
4.292% due 09/12/2026 •		3,300	3,642
4.583% due 06/19/2029 •		1,000	1,136
4.600% due 12/17/2030 •(i)(j)		10,000	10,022
4.950% due 03/31/2030		11,964	14,235
5.250% due 09/16/2022 •(i)(j)	EUR	2,900	3,471
6.000% due 09/29/2023 •(i)(j)		4,000	5,006
6.250% due 03/23/2023 •(i)(j)		$1,300	1,357

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		1,400	1,414

ING Groep NV
4.875% due 05/16/2029 •(i)(j)		7,500	7,825
5.750% due 11/16/2026 •(i)(j)		3,325	3,642
6.875% due 04/16/2022 •(i)(j)		200	206

International Finance Corp.
8.000% due 10/09/2023	IDR	7,400,000	549

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(i)(j)	EUR	8,700	12,315

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		$6,000	6,098

Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	8,781	783

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025		3,500	4,369
3.950% due 06/30/2022	GBP	8,096	11,099

Lehman Brothers Holdings, Inc.
0.000% due 12/31/2016 ^		$900	7

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		406	475

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(i)(j)	EUR	400	509
5.125% due 12/27/2024 •(i)(j)	GBP	1,600	2,266
7.500% due 06/27/2024 •(i)(j)		$800	896
7.500% due 09/27/2025 •(i)(j)		11,250	13,056
7.625% due 06/27/2023 •(i)(j)	GBP	3,880	5,642
7.875% due 06/27/2029 •(i)(j)		2,708	4,666

MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026		$4,600	5,008
4.500% due 01/15/2028		928	1,016
4.625% due 06/15/2025		5,415	5,841
5.625% due 05/01/2024		19,675	21,421
5.750% due 02/01/2027		200	230

MPT Operating Partnership LP
0.993% due 10/15/2026 (b)	EUR	4,900	5,689
2.500% due 03/24/2026	GBP	2,500	3,428
3.692% due 06/05/2028		1,100	1,582
5.250% due 08/01/2026		$2,140	2,204

Nationwide Building Society
3.960% due 07/18/2030 •		2,390	2,658
4.302% due 03/08/2029 •		5,600	6,307

Natwest Group PLC
4.445% due 05/08/2030 •		7,400	8,473
4.892% due 05/18/2029 •		1,430	1,666
5.076% due 01/27/2030 •		6,400	7,562
8.000% due 08/10/2025 •(i)(j)		1,900	2,247

Navient Corp.
6.500% due 06/15/2022		24,786	25,623
7.250% due 09/25/2023		10,985	11,993

Newmark Group, Inc.
6.125% due 11/15/2023		1,000	1,083

Nissan Motor Acceptance Co. LLC
0.779% (US0003M + 0.650%) due 07/13/2022 ~		384	385
0.822% due 09/28/2022 •		290	291
1.019% (US0003M + 0.890%) due 01/13/2022 ~		292	292
2.450% due 09/15/2028		900	890
2.600% due 09/28/2022		1,518	1,546
2.650% due 07/13/2022		1,288	1,308
2.800% due 01/13/2022		300	302

132	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Holdings, Inc.
1.653% due 07/14/2026		$12,600	$12,559

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		728	767

OneMain Finance Corp.
5.625% due 03/15/2023		3,516	3,705
6.125% due 05/15/2022		13,854	14,235
6.125% due 03/15/2024		1,018	1,089
6.875% due 03/15/2025		3,081	3,466

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		3,872	4,047

Physicians Realty LP
3.950% due 01/15/2028		56	62

Sabra Health Care LP
3.900% due 10/15/2029		178	188
4.800% due 06/01/2024		236	260

Santander Holdings USA, Inc.
3.244% due 10/05/2026		3,379	3,612

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		1,700	1,861
6.750% due 06/24/2024 •(i)(j)	GBP	35,308	52,361
7.375% due 06/24/2022 •(i)(j)		37,883	52,911

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$18,800	19,162

Sitka Holdings LLC
5.250% due 07/06/2026 •		4,511	4,578

Skandinaviska Enskilda Banken AB
5.625% due 05/13/2022 •(i)(j)		1,800	1,841

Societe Generale S.A.
5.375% due 11/18/2030 •(i)(j)		500	537
6.750% due 04/06/2028 •(i)(j)		400	451
7.375% due 10/04/2023 •(i)(j)		2,600	2,820
7.875% due 12/18/2023 •(i)(j)		1,300	1,436

Standard Chartered PLC
4.750% due 01/14/2031 •(i)(j)		3,000	3,028
7.500% due 04/02/2022 •(i)(j)		1,200	1,235
7.750% due 04/02/2023 •(i)(j)		400	431

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	400	705

TP ICAP PLC
5.250% due 05/29/2026		200	309

Trust Fibra Uno
4.869% due 01/15/2030		$1,600	1,746

UBS AG
5.125% due 05/15/2024 (j)		2,150	2,354
7.625% due 08/17/2022 (j)		4,500	4,769

UBS Group AG
5.125% due 07/29/2026 •(i)(j)		1,100	1,195
5.750% due 02/19/2022 •(i)(j)	EUR	5,900	6,950

UniCredit SpA
7.830% due 12/04/2023		$46,530	53,266
9.250% due 06/03/2022 •(i)(j)	EUR	7,205	8,790

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	2,458	3,753
7.395% due 03/28/2024		2,734	3,927

Uniti Group LP
6.500% due 02/15/2029		$14,653	15,093
7.125% due 12/15/2024		7,000	7,157
7.875% due 02/15/2025		38,204	40,414

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		2,075	1,906

			1,174,551

INDUSTRIALS 13.8%

AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	25,713	34,696
4.875% due 07/31/2043		5,250	7,576

Adevinta ASA
2.625% due 11/15/2025	EUR	6,300	7,469
3.000% due 11/15/2027		2,000	2,387

Air Canada
3.875% due 08/15/2026		$6,100	6,163

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Altice Financing S.A.
2.250% due 01/15/2025	EUR	2,900	$3,243
3.000% due 01/15/2028		5,900	6,450
5.750% due 08/15/2029		$6,626	6,427

Altice France S.A.
7.375% due 05/01/2026		1,099	1,142
8.125% due 02/01/2027		20,558	22,146

Amdocs Ltd.
2.538% due 06/15/2030		5,400	5,381

American Airlines Pass-Through Trust
3.000% due 04/15/2030		159	159
3.350% due 04/15/2031		59	59
3.375% due 11/01/2028		19,793	20,059

American Airlines, Inc.
5.500% due 04/20/2026		19,800	20,839
5.750% due 04/20/2029		4,198	4,529

Arconic Corp.
6.000% due 05/15/2025		1,164	1,225

Associated Materials LLC
9.000% due 09/01/2025		810	858

Baidu, Inc.
3.500% due 11/28/2022		200	206

Bausch Health Cos., Inc.
6.125% due 04/15/2025		9,006	9,203

Boeing Co.
5.040% due 05/01/2027		2,947	3,392
5.150% due 05/01/2030		6,331	7,434

Bombardier, Inc.
7.500% due 03/15/2025		15,124	15,464
7.875% due 04/15/2027		3,083	3,200

British Airways Pass-Through Trust
2.900% due 09/15/2036		7,600	7,668

Broadcom, Inc.
2.450% due 02/15/2031		5,000	4,846
3.137% due 11/15/2035		1,525	1,523
3.187% due 11/15/2036		1,274	1,273
3.469% due 04/15/2034		1,106	1,140
4.110% due 09/15/2028		1,836	2,044
4.150% due 11/15/2030		4,007	4,442
4.300% due 11/15/2032		3,031	3,399

Caesars Entertainment, Inc.
6.250% due 07/01/2025		3,400	3,584

Caesars Resort Collection LLC
5.750% due 07/01/2025		1,100	1,161

Carnival Corp.
4.000% due 08/01/2028		5,300	5,360

CCO Holdings LLC
4.250% due 01/15/2034		11,700	11,605
4.500% due 08/15/2030		1,709	1,765
4.500% due 06/01/2033		5,718	5,826

Centene Corp.
2.450% due 07/15/2028		19,000	19,119
4.250% due 12/15/2027		757	793
4.625% due 12/15/2029		1,473	1,607

Champion Path Holdings Ltd.
4.850% due 01/27/2028		200	202

Charter Communications Operating LLC
3.500% due 06/01/2041		13,600	13,374
4.800% due 03/01/2050		1,760	1,979

Citrix Systems, Inc.
3.300% due 03/01/2030		852	871

CommScope, Inc.
8.250% due 03/01/2027		15,060	15,783

Community Health Systems, Inc.
4.750% due 02/15/2031		4,900	4,937
5.625% due 03/15/2027		23,817	24,969
6.000% due 01/15/2029		5,080	5,391
6.625% due 02/15/2025		6,557	6,868
8.000% due 03/15/2026		6,733	7,149

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025		182	192

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(d)		1,200	0
9.250% due 06/30/2020 «		2,300	0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Coty, Inc.
3.875% due 04/15/2026	EUR	3,500	$4,158
4.000% due 04/15/2023		1,400	1,635

CVS Pass-Through Trust
7.507% due 01/10/2032		$70	88

DAE Funding LLC
5.250% due 11/15/2021		3,960	3,964

Delta Air Lines, Inc.
4.375% due 04/19/2028		800	859
4.750% due 10/20/2028		1,300	1,450
7.000% due 05/01/2025		15,938	18,594
7.375% due 01/15/2026		1,049	1,236

Dufry One BV
2.500% due 10/15/2024	EUR	1,500	1,722

Energy Transfer LP
5.875% due 03/01/2022		$380	383

Exela Intermediate LLC
10.000% due 07/15/2023		124	96

Expedia Group, Inc.
6.250% due 05/01/2025		9,627	11,103

Gazprom OAO Via Gaz Capital S.A.
2.250% due 11/22/2024	EUR	900	1,087
2.949% due 01/24/2024		8,260	10,087
3.125% due 11/17/2023		5,000	6,112
6.510% due 03/07/2022		$3,580	3,667
8.625% due 04/28/2034		300	443

Gazprom PJSC Via Gaz Capital S.A.
2.500% due 03/21/2026	EUR	16,200	19,724

General Electric Co.
6.875% due 01/10/2039		$4	6

Greene King Finance PLC
4.064% due 03/15/2035	GBP	2,596	3,806
5.106% due 03/15/2034		4,863	7,519

Gruenenthal GmbH
4.125% due 05/15/2028	EUR	4,080	4,963

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		$700	690
3.750% due 05/01/2029		13,700	13,854
4.000% due 05/01/2031		700	711
5.375% due 05/01/2025		1,600	1,674
5.750% due 05/01/2028		1,600	1,725

Hyatt Hotels Corp.
1.100% (SOFRRATE + 1.050%) due 10/01/2023 ~(b)		12,100	12,118
1.300% due 10/01/2023 (b)		8,500	8,512
1.800% due 10/01/2024 (b)		7,800	7,818
3.120% (US0003M + 3.000%) due 09/01/2022 ~		5,000	5,006

Hyundai Capital America
0.800% due 04/03/2023		6,630	6,635

iHeartCommunications, Inc.
6.375% due 05/01/2026		8,822	9,320
8.375% due 05/01/2027		3,587	3,838

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	1,100	1,296

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		500	595

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,474	1,539

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		1,556	1,701

Imperial Brands Finance PLC
3.500% due 07/26/2026		2,200	2,356

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(d)		680	180

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(d)		12,750	7,131
8.000% due 02/15/2024		11,912	12,240
8.500% due 10/15/2024 ^(d)		21,454	12,265
9.750% due 07/15/2025 ^(d)		4,608	2,509

InterContinental Hotels Group PLC
2.125% due 05/15/2027	EUR	4,668	5,809

IQVIA, Inc.
2.875% due 09/15/2025		100	117

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	133

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jaguar Land Rover Automotive PLC
7.750% due 10/15/2025		$15,600	$16,859

JetBlue Pass-Through Trust
4.000% due 05/15/2034		3,289	3,589

Kraft Heinz Foods Co.
3.750% due 04/01/2030		3,900	4,252
3.875% due 05/15/2027		6,602	7,213
4.250% due 03/01/2031		2,210	2,500

Las Vegas Sands Corp.
3.200% due 08/08/2024		1,400	1,438
3.500% due 08/18/2026		400	409
3.900% due 08/08/2029		1,200	1,224

Level 3 Financing, Inc.
3.875% due 11/15/2029		1,032	1,105

Live Nation Entertainment, Inc.
3.750% due 01/15/2028		1,000	995

Marriott International, Inc.
4.625% due 06/15/2030		236	270

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025		588	622

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		2,570	2,616
5.625% due 07/17/2027		6,600	6,708
5.750% due 07/21/2028		900	922

MGM China Holdings Ltd.
4.750% due 02/01/2027		200	197
5.875% due 05/15/2026		400	408

MGM Resorts International
7.750% due 03/15/2022		20,259	20,841

Micron Technology, Inc.
4.663% due 02/15/2030		1,425	1,647

Mileage Plus Holdings LLC
6.500% due 06/20/2027		4,800	5,226

Mitchells & Butlers Finance PLC
0.566% (US0003M + 0.450%) due 12/15/2030 ~		5,735	5,506
6.013% due 12/15/2030	GBP	309	456

NCL Corp. Ltd.
10.250% due 02/01/2026		$2,100	2,413

Netflix, Inc.
3.625% due 05/15/2027	EUR	600	804
3.625% due 06/15/2030		1,900	2,643
3.875% due 11/15/2029		4,709	6,614
4.625% due 05/15/2029		1,600	2,327
4.875% due 06/15/2030		$1,400	1,650
5.375% due 11/15/2029		410	497

Nissan Motor Co. Ltd.
2.652% due 03/17/2026	EUR	3,400	4,274
3.201% due 09/17/2028		4,500	5,861
3.522% due 09/17/2025		$9,500	10,105
4.345% due 09/17/2027		23,270	25,581
4.810% due 09/17/2030		5,600	6,302

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (c)		957	1,063

Odebrecht Oil & Gas Finance Ltd.
0.000% due 11/01/2021 (g)(i)		920	8

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		1,115	1,178

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(d)		3,300	198
5.500% due 04/12/2037 ^(d)		4,350	254
6.000% due 05/16/2024 ^(d)		1,810	109
6.000% due 11/15/2026 ^(d)		3,434	206
9.000% due 11/17/2021 ^(d)		100	6
9.750% due 05/17/2035 ^(d)		840	50

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	300	328
5.350% due 02/12/2028		$40	39
5.950% due 01/28/2031		9,331	9,058
6.490% due 01/23/2027		2,620	2,772
6.500% due 03/13/2027		1,670	1,766
6.500% due 01/23/2029		13,475	13,871
6.750% due 09/21/2047		70	61
6.840% due 01/23/2030		4,819	4,984
6.875% due 08/04/2026		6,000	6,533

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.950% due 01/28/2060		$3,800	$3,326
7.690% due 01/23/2050		1,050	996

PetSmart, Inc.
4.750% due 02/15/2028		1,100	1,132

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		12,808	13,753

Prosus NV
1.288% due 07/13/2029	EUR	9,400	10,743

RAC Bond Co. PLC
4.565% due 05/06/2046	GBP	4,000	5,631

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026		$17,864	18,891

Rolls-Royce PLC
0.875% due 05/09/2024	EUR	5,526	6,373
3.375% due 06/18/2026	GBP	194	264
3.625% due 10/14/2025		$6,400	6,484
4.625% due 02/16/2026	EUR	13,326	17,140
5.750% due 10/15/2027		$900	996
5.750% due 10/15/2027	GBP	6,400	9,606

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		$6,000	6,528
10.875% due 06/01/2023		3,432	3,848
11.500% due 06/01/2025		14,017	16,011

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		2,691	3,104

Sands China Ltd.
2.300% due 03/08/2027		9,800	9,489
3.800% due 01/08/2026		2,900	2,993
4.375% due 06/18/2030		1,400	1,464
5.125% due 08/08/2025		26,853	28,948
5.400% due 08/08/2028		3,500	3,870

Scientific Games International, Inc.
8.250% due 03/15/2026		1,000	1,062

Seagate HDD Cayman
3.375% due 07/15/2031		6,100	5,955

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025		437	466

Southwest Airlines Co.
5.125% due 06/15/2027		1,391	1,628

Southwest Airlines Co. Pass-Through Trust
6.650% due 08/01/2022		133	135

Spirit AeroSystems, Inc.
5.500% due 01/15/2025		2,000	2,117

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		3,413	3,649
5.152% due 09/20/2029		5,601	6,408

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	5,000	5,726

Studio City Finance Ltd.
5.000% due 01/15/2029		$1,400	1,293
6.000% due 07/15/2025		200	198

Surgery Center Holdings, Inc.
10.000% due 04/15/2027 (l)		44,783	48,422

Syngenta Finance NV
3.375% due 04/16/2026	EUR	1,300	1,657
4.441% due 04/24/2023		$5,900	6,169
4.892% due 04/24/2025		1,500	1,642
5.182% due 04/24/2028		4,700	5,285

SYNNEX Corp.
1.750% due 08/09/2026		4,900	4,850

T-Mobile USA, Inc.
2.250% due 02/15/2026		8,300	8,404
2.625% due 04/15/2026		23,500	24,058

Tenet Healthcare Corp.
4.625% due 07/15/2024		11	11
6.750% due 06/15/2023		68,320	73,734

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		227	228

Teva Pharmaceutical Finance Netherlands BV
6.000% due 01/31/2025	EUR	1,200	1,505

Times Square Hotel Trust
8.528% due 08/01/2026		$161	174

Topaz Solar Farms LLC
4.875% due 09/30/2039		505	546

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 09/30/2039		$3,953	$4,756

Transocean Guardian Ltd.
5.875% due 01/15/2024		110	109

Transocean Pontus Ltd.
6.125% due 08/01/2025		27	27

Transocean, Inc.
7.250% due 11/01/2025		1,482	1,237
7.500% due 01/15/2026		1,268	1,030
8.000% due 02/01/2027		1,461	1,152

Travel + Leisure Co.
4.250% due 03/01/2022		34	34
6.000% due 04/01/2027		2,155	2,392

TripAdvisor, Inc.
7.000% due 07/15/2025		3,800	4,033

Triumph Group, Inc.
6.250% due 09/15/2024		4,525	4,529

U.S. Airways Pass-Through Trust
4.625% due 12/03/2026		248	249

U.S. Foods, Inc.
6.250% due 04/15/2025		18,100	19,009

U.S. Renal Care, Inc.
10.625% due 07/15/2027		533	567

UAL Pass-Through Trust
6.636% due 01/02/2024		1,809	1,872

Uber Technologies, Inc.
4.500% due 08/15/2029		20,000	20,175
7.500% due 05/15/2025		22,737	24,266

United Airlines Pass-Through Trust
2.700% due 11/01/2033		1,346	1,365
5.875% due 04/15/2029		8,811	9,878

United Airlines, Inc.
4.375% due 04/15/2026		2,800	2,877
4.625% due 04/15/2029		7,000	7,243

United Group BV
3.125% due 02/15/2026	EUR	1,800	2,021
4.875% due 07/01/2024		7,040	8,268

Univision Communications, Inc.
5.125% due 02/15/2025		$11,657	11,842
6.625% due 06/01/2027		2,464	2,680
9.500% due 05/01/2025		777	844

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (c)		239	248

Vale Overseas Ltd.
6.250% due 08/10/2026		3,045	3,602
6.875% due 11/21/2036		406	542
6.875% due 11/10/2039		1,200	1,625

Viking Cruises Ltd.
13.000% due 05/15/2025		4,700	5,417

VOC Escrow Ltd.
5.000% due 02/15/2028		1,700	1,680

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	5,100	6,064

Weir Group PLC
2.200% due 05/13/2026		$11,800	11,923

Western Midstream Operating LP
2.229% (US0003M + 1.850%) due 01/13/2023 ~		1,280	1,280

Windstream Escrow LLC
7.750% due 08/15/2028		135	141

Wynn Las Vegas LLC
5.250% due 05/15/2027		4,490	4,541
5.500% due 03/01/2025		12,200	12,459

Wynn Macau Ltd.
4.875% due 10/01/2024		16,160	15,729
5.125% due 12/15/2029		600	565
5.500% due 01/15/2026		24,600	23,895
5.500% due 10/01/2027		2,500	2,391
5.625% due 08/26/2028		7,600	7,246

Wynn Resorts Finance LLC
7.750% due 04/15/2025		16,879	17,829

Yellowstone Energy LP
5.750% due 12/31/2026 «		1,621	1,788

134	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		$3,610	$3,597

			1,399,405

UTILITIES 4.0%

American Transmission Systems, Inc.
5.250% due 01/15/2022		400	405

Enable Midstream Partners LP
4.950% due 05/15/2028		77	87

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,815	1,874
6.000% due 11/27/2023		7,815	8,597

Gazprom PJSC via Gaz Finance PLC
2.950% due 04/15/2025	EUR	65,900	81,125

Lumen Technologies, Inc.
4.000% due 02/15/2027		$710	726

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)		1,978	1,103

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		10	10

ONEOK, Inc.
4.250% due 02/01/2022		210	211

Pacific Gas & Electric Co.
1.367% due 03/10/2023		51,325	51,157
1.750% due 06/16/2022		3,206	3,201
2.100% due 08/01/2027		14,923	14,573
2.500% due 02/01/2031		200	190
2.950% due 03/01/2026 ^		3,735	3,837
3.150% due 01/01/2026		28,529	29,493
3.250% due 06/15/2023 ^		7,095	7,291
3.250% due 06/01/2031		5,000	4,988
3.300% due 03/15/2027 ^		1,510	1,569
3.300% due 12/01/2027 ^		6,710	6,911
3.400% due 08/15/2024 ^		5,892	6,116
3.450% due 07/01/2025		10,221	10,679
3.500% due 06/15/2025 ^		11,026	11,505
3.750% due 02/15/2024 ^		12,732	13,287
3.750% due 07/01/2028		5,599	5,862
3.750% due 08/15/2042 ^		140	127
4.000% due 12/01/2046 ^		32	31
4.250% due 08/01/2023		7,619	7,974
4.300% due 03/15/2045 ^		479	474
4.450% due 04/15/2042 ^		888	887
4.500% due 07/01/2040		2,303	2,354
4.500% due 12/15/2041 ^		432	424
4.550% due 07/01/2030		11,197	12,116
4.600% due 06/15/2043 ^		132	132
4.650% due 08/01/2028		800	875
4.750% due 02/15/2044 ^		645	658
4.950% due 07/01/2050		12,225	13,029

Rio Oil Finance Trust
8.200% due 04/06/2028		378	437
9.250% due 07/06/2024		636	699
9.750% due 01/06/2027		142	167

Sprint Communications, Inc.
6.000% due 11/15/2022		11,058	11,641
11.500% due 11/15/2021		1,800	1,822

Sprint Corp.
7.125% due 06/15/2024		32,935	37,528
7.625% due 02/15/2025		1,090	1,276
7.625% due 03/01/2026		122	148
7.875% due 09/15/2023		48,029	53,725

Transocean Phoenix Ltd.
7.750% due 10/15/2024		27	27

Transocean Proteus Ltd.
6.250% due 12/01/2024		6	5

			411,353

Total Corporate Bonds & Notes (Cost $2,968,500)			2,985,309

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.1%

BANKING & FINANCE 0.0%

Credit Suisse Group Guernsey Ltd.
3.000% due 11/12/2021 «	CHF	3,400	$3,920

INDUSTRIALS 0.1%

DISH Network Corp.
2.375% due 03/15/2024		$4,400	4,304

Total Convertible Bonds & Notes (Cost $8,005)			8,224

MUNICIPAL BONDS & NOTES 0.0%

CALIFORNIA 0.0%

Golden State Tobacco Securitization Corp., California Revenue Bonds, Series 2021
0.672% due 06/01/2023 (b)		1,300	1,302

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		60	69

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035		20	25

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		125	146

			240

PUERTO RICO 0.0%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.000% due 07/01/2028 ^(d)		10	10
5.250% due 07/01/2037 ^(d)		60	58

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(d)		20	19
5.700% due 07/01/2023 ^(d)		100	95

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(d)		40	38
6.000% due 07/01/2039 ^(d)		30	29

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(d)		95	91
5.750% due 07/01/2041 ^(d)		100	96
6.500% due 07/01/2040 ^(d)		15	15

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(d)		225	197
5.500% due 07/01/2039 ^(d)		300	276

			924

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		455	459

Total Municipal Bonds & Notes (Cost $2,295)			2,925

U.S. GOVERNMENT AGENCIES 34.6%

Fannie Mae
0.434% due 09/25/2042 •		6	6
2.448% due 09/01/2037 •		1,996	2,121
6.000% due 04/25/2043		5	6

Freddie Mac
0.861% due 01/25/2031 ~(a)		276,795	7,904
3.020% due 10/25/2046 ~		809	823
3.050% due 12/25/2047 ~		1,115	1,143
3.500% due 11/01/2046		783	848
4.000% due 08/01/2047		1,764	1,901

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
2.125% due 12/20/2045 •	$1,041	$1,082
2.250% due 07/20/2045 - 09/20/2045 •	2,246	2,331
5.000% due 01/20/2049	17	19

Ginnie Mae, TBA
2.500% due 11/01/2051	48,000	49,468
5.000% due 10/01/2051	55,500	59,767

Uniform Mortgage-Backed Security
2.000% due 10/01/2051 (b)	1,019,587	1,023,415
2.500% due 09/01/2040 - 09/01/2051	581,551	602,674
3.000% due 03/01/2050	18,304	19,377
3.500% due 09/01/2047 - 08/01/2051	94,694	100,777
4.000% due 04/01/2047 - 05/01/2050	30,246	32,454
4.500% due 07/01/2023 - 10/01/2048	1,148	1,246

Uniform Mortgage-Backed Security, TBA
2.000% due 10/01/2036 - 10/01/2051	131,832	133,794
2.500% due 10/01/2051 - 11/01/2051	167,000	171,873
3.000% due 12/01/2051	120,700	125,934
3.500% due 10/01/2051 - 12/01/2051	521,352	552,045
4.000% due 10/01/2051	566,131	606,589
4.500% due 10/01/2051	14,500	15,684

Total U.S. Government Agencies (Cost $3,521,535)		3,513,281

U.S. TREASURY OBLIGATIONS 6.9%

U.S. Treasury Bonds
2.750% due 08/15/2047 (l)	1,000	1,136
3.000% due 08/15/2048	80	95
3.000% due 02/15/2049	10	12

U.S. Treasury Inflation Protected Securities (h)
0.125% due 10/15/2024 (n)	21,597	23,111
0.125% due 07/15/2030 (l)	40,775	45,004
0.250% due 07/15/2029 (l)(n)(p)	71,933	80,085
0.250% due 02/15/2050	7,007	7,911
0.375% due 01/15/2027 (n)	3,118	3,444
0.375% due 07/15/2027 (n)	848	944
0.625% due 02/15/2043 (p)	950	1,133
0.750% due 07/15/2028 (n)(p)	33,985	38,937
0.750% due 02/15/2042 (p)	966	1,179
0.750% due 02/15/2045	5,912	7,282
0.875% due 01/15/2029 (l)(n)	33,439	38,662
0.875% due 02/15/2047 (l)	6,672	8,564
1.000% due 02/15/2046 (p)	2,880	3,756
1.000% due 02/15/2048 (l)	6,420	8,533
1.000% due 02/15/2049 (l)(p)	23,647	31,741
1.375% due 02/15/2044	937	1,288
2.125% due 02/15/2040 (p)	505	753
2.125% due 02/15/2041	499	751

U.S. Treasury Notes
0.875% due 11/15/2030	129,800	123,211
1.125% due 02/29/2028 (n)	2,356	2,342
1.125% due 02/15/2031	25,092	24,308
2.375% due 05/15/2029 (n)(p)	196,800	211,302
2.500% due 01/31/2025 (l)(n)(p)	23,130	24,580
2.625% due 01/31/2026 (l)(n)(p)	12,600	13,545

Total U.S. Treasury Obligations (Cost $671,906)		703,609

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.1%

225 Liberty Street Trust
4.501% due 02/10/2036	10,490	11,425
4.803% due 02/10/2036 ~	26,250	27,554

ACRES Commercial Realty Corp.
2.664% due 04/17/2037 •	2,704	2,707

Adjustable Rate Mortgage Trust
2.612% due 10/25/2035 ^~	152	151
2.644% due 11/25/2035 ^~	85	75
2.835% due 08/25/2035 ~	85	84

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	135

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Assets Trust
0.211% due 03/25/2047 •		$3,227	$3,113
0.276% due 12/25/2046 ^•		5,485	4,795
1.032% due 10/25/2046 •		3,938	3,236

American Home Mortgage Investment Trust
0.986% due 09/25/2035 •		1,150	1,125
1.905% due 12/25/2035 •		9,026	3,045
6.700% due 06/25/2036 þ		7,122	1,746
7.100% due 06/25/2036 þ		3,881	950

Ashford Hospitality Trust
1.334% due 04/15/2035 •		10,000	10,001
1.534% due 06/15/2035 •		3,000	3,005
1.934% due 06/15/2035 •		6,000	6,008
2.184% due 04/15/2035 •		13,198	13,108
2.834% due 06/15/2035 •		6,600	6,595

Atrium Hotel Portfolio Trust
1.734% due 12/15/2036 •		5,470	5,471
2.034% due 12/15/2036 •		3,430	3,421
2.384% due 06/15/2035 •		1,558	1,558

Austin Fairmont Hotel Trust
2.334% due 09/15/2032 •		3,000	2,931

Avon Finance PLC
0.950% due 09/20/2048 •	GBP	21,561	29,165
1.550% due 09/20/2048 •		2,700	3,644
2.050% due 09/20/2048 •		2,700	3,643
2.550% due 09/20/2048 •		2,000	2,698

BAMLL Commercial Mortgage Securities Trust
1.684% due 04/15/2036 •		$4,635	4,608
2.100% due 09/15/2038 •		6,000	6,014
2.584% due 03/15/2034 •		16,807	16,789
2.850% due 09/15/2038 •		9,750	9,792

BAMLL Re-REMIC Trust
6.023% due 06/17/2050 ~		100	40

Banc of America Alternative Loan Trust
5.913% due 10/25/2036 ~		2,655	1,137

Banc of America Commercial Mortgage Trust
6.016% due 02/10/2051 ~		800	820

Banc of America Funding Trust
0.467% due 12/20/2046 ^•		6,699	6,706
2.225% due 06/25/2034 ~		3	3
2.523% due 09/20/2035 ^~		38	37
2.680% due 05/20/2036 ^~		66	64
5.888% due 04/25/2037 ^þ		126	129

Banc of America Mortgage Trust
3.069% due 01/25/2036 ^~		19	18
3.185% due 11/20/2046 ^~		243	235

Barclays Commercial Mortgage Securities Trust
1.334% due 10/15/2037 •		3,000	3,003
2.134% due 02/15/2033 •		840	842
3.184% due 02/15/2033 •		15,800	15,882

BCAP LLC Trust
0.266% due 03/25/2037 •		357	354
1.752% due 06/26/2037 ~		7,567	3,046
2.949% due 03/27/2036 ~		805	668
3.146% due 10/26/2037 ~		1,278	1,325

Bear Stearns Adjustable Rate Mortgage Trust
2.767% due 01/25/2035 ~		4	4

Bear Stearns ALT-A Trust
2.776% due 11/25/2035 ^~		453	440
3.305% due 09/25/2047 ~		14,559	10,967

Bear Stearns Commercial Mortgage Securities Trust
5.312% due 06/11/2041 ~		130	132

Bear Stearns Structured Products, Inc. Trust
2.708% due 01/26/2036 ^~		347	294

Benchmark Mortgage Trust
3.626% due 09/15/2048 ~		3,000	3,057

BHP Trust
1.407% due 08/15/2036 •		2,975	2,978

BWAY Mortgage Trust
2.284% due 09/15/2036 •		7,124	7,142
2.934% due 09/15/2036 •		8,195	8,216

Cascade Funding Mortgage Trust
4.000% due 10/25/2068 ~		3,155	3,281

Chase Mortgage Finance Trust
2.510% due 02/25/2037 ~		643	655

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 12/25/2022 ^	$563	$322
6.000% due 05/25/2036	13,234	8,973

Citicorp Mortgage Securities Trust
6.000% due 05/25/2037	1,154	1,163

Citigroup Commercial Mortgage Trust
1.184% due 07/15/2030 •	1,503	1,497
2.000% due 10/15/2036 •	15,070	15,085
2.400% due 10/15/2036 •	19,910	19,930
2.494% due 02/15/2039 •	1,480	1,473
3.000% due 10/15/2036 •	13,270	13,283

Citigroup Mortgage Loan Trust
3.006% due 11/25/2038 ~	82	82

CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^	56	57

Colony Mortgage Capital Ltd.
1.562% due 11/15/2038 •	7,850	7,862
2.805% due 11/15/2038 •	8,000	8,011

Commercial Mortgage Trust
1.634% due 06/15/2034 •	9,358	8,960

Countrywide Alternative Loan Trust
0.287% due 07/20/2046 ^•	107	85
0.367% due 09/20/2046 •	1,010	691
0.406% due 07/25/2036 •	1,453	1,878
0.426% due 11/25/2036 «•	4	0
0.446% due 04/25/2046 •	1,488	1,475
0.486% due 02/25/2036 •	146	101
1.052% due 08/25/2046 •	2,231	2,188
1.104% due 11/20/2035 ^•	33	19
1.472% due 11/25/2047 ^•	1,074	995
5.000% due 08/25/2035	2,979	2,429
5.500% due 04/25/2035	1,102	964
5.500% due 12/25/2035	252	256
5.500% due 03/25/2036 ^	46	29
6.000% due 12/25/2034	948	952
6.000% due 03/25/2036 ^	446	299
6.000% due 08/25/2036 •	625	638
6.000% due 03/25/2037 ^	1,011	576
6.000% due 05/25/2037 ^	2,867	1,800

Countrywide Home Loan Mortgage Pass-Through Trust
0.356% due 04/25/2035 •	175	169
0.726% due 03/25/2035 •	83	76
2.492% due 10/20/2034 ~	190	195
2.518% due 04/25/2035 ~	125	112
2.708% due 09/20/2036 ^~	890	860
2.999% due 02/20/2036 ^~	43	36
3.220% due 11/25/2037 ~	21,159	20,743
5.500% due 11/25/2035 ^	36	28
6.000% due 02/25/2037 ^	6,508	3,578

Countrywide Home Loan Reperforming REMIC Trust
0.446% due 03/25/2035 ^•	3,389	3,251

Credit Suisse Commercial Mortgage Trust
5.796% due 01/15/2049 ~	15,000	17,956

Credit Suisse First Boston Mortgage Securities Corp.
0.699% due 03/25/2032 ~	36	35
6.000% due 01/25/2036 ^	204	165

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	37,681	31,996

Credit Suisse Mortgage Capital Trust
1.884% due 07/15/2038 •	4,460	4,470
1.926% due 06/27/2061 «	37,363	37,379
2.384% due 07/15/2038 •	7,000	7,018
3.006% due 07/25/2050 ~	8,726	8,936
3.303% due 07/10/2034 ~	5,709	5,746

CRSNT Commercial Mortgage Trust
1.290% due 04/15/2036 •	16,000	16,034
1.640% due 04/15/2036 •	9,000	9,021

DBWF Mortgage Trust
2.487% due 12/19/2030 •	11,700	11,708

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.386% due 03/25/2037 ^•	255	258

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.369% due 10/25/2036 ^þ	76	77
6.386% due 10/25/2036 ^þ	76	77

Downey Savings & Loan Association Mortgage Loan Trust
0.397% due 10/19/2036 ^•	305	234

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dragon Finance BV
1.074% due 07/13/2023 •	GBP	1,327	$1,753

Eurosail PLC
0.767% due 09/13/2045 •		2,245	2,989

Extended Stay America Trust
0.513% due 07/15/2038 ~(a)		$2,331,350	9,382
1.164% due 07/15/2038 •		62,177	62,454

First Horizon Mortgage Pass-Through Trust
2.683% due 02/25/2036 ~		39	37
5.750% due 05/25/2037 ^		83	52

FWD Securitization Trust
2.810% due 06/25/2049 ~		610	621

GS Mortgage Securities Corp. Trust
1.734% due 12/15/2036 •		3,182	3,179
1.884% due 07/15/2025 •		6,039	6,035
2.034% due 08/15/2032 •		4,748	4,737
2.184% due 07/15/2025 •		47,116	47,006
2.224% due 06/15/2038 •		19,347	19,335

GSMPS Mortgage Loan Trust
3.577% due 06/25/2034 ~		2,068	2,017

GSR Mortgage Loan Trust
2.805% due 11/25/2035 ~		8	8

HarborView Mortgage Loan Trust
2.113% due 06/19/2045 ^•		806	469

Harvest Commercial Capital Loan Trust
3.290% due 09/25/2046 ~		6,585	6,621

Hawaii Hotel Trust
2.243% due 05/15/2038 •		58,016	57,972

Impac CMB Trust
5.216% due 12/25/2032 þ		271	281

Impac Secured Assets Trust
0.726% due 03/25/2036 •		1,876	1,701

IMT Trust
0.784% due 06/15/2034 •		211	211
1.034% due 06/15/2034 •		231	231
1.184% due 06/15/2034 •		141	141

IndyMac Mortgage Loan Trust
0.266% due 01/25/2037 •		10,317	10,524
2.912% due 09/25/2035 ^~		62	60
2.981% due 05/25/2037 ^~		1,507	1,429
3.091% due 05/25/2037 ^~		1,681	1,286
3.404% due 08/25/2037 ~		122	125

JP Morgan Alternative Loan Trust
2.644% due 10/25/2036 ~		8,593	8,002
2.705% due 12/25/2036 ~		58	56
2.722% due 05/25/2036 ^~		124	91
2.846% due 12/25/2035 ^~		537	460

JP Morgan Chase Commercial Mortgage Securities Trust
1.934% due 09/15/2029 •		6,258	6,213
2.184% due 06/15/2032 •		13,360	13,382
5.855% due 06/12/2043 ~		610	614
6.309% due 02/12/2051 «~		451	2,516

JP Morgan Mortgage Trust
2.299% due 07/25/2035 ~		24	25
2.752% due 06/25/2037 ^~		313	261
2.800% due 08/25/2036 ^~		811	738
3.065% due 05/25/2036 ~		309	281
6.500% due 09/25/2035		174	159

JPMorgan Chase Commercial Mortgage Securities Corp.
2.194% due 05/15/2034 •		5,900	5,922
2.584% due 05/15/2034 •		1,086	1,085

Lavender Trust
6.250% due 10/26/2036		1,127	787

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ		20,400	20,449
1.892% due 10/25/2066 þ		6,697	6,714
1.991% due 09/25/2060 ~		7,020	7,049

Lehman Mortgage Trust
6.000% due 08/25/2036 ^		543	538
6.000% due 09/25/2037 ^		127	129

Lehman XS Trust
0.446% due 12/25/2036 •		10,224	10,682
0.466% due 09/25/2046 •		225	231

136	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Adjustable Rate Mortgages Trust
0.296% due 04/25/2046 •		$274	$255

MASTR Alternative Loan Trust
6.750% due 07/25/2036		415	230

MASTR Reperforming Loan Trust
8.000% due 08/25/2034		1,995	1,909

MBRT
2.284% due 11/15/2036 •		31,511	31,510

Merrill Lynch Alternative Note Asset Trust
0.686% due 03/25/2037 •		661	245

Merrill Lynch Mortgage Investors Trust
0.806% due 08/25/2035 •		1,900	1,884
2.595% due 11/25/2035 •		49	50

Merrill Lynch Mortgage Trust
5.342% due 11/12/2037 ~		10	10

MFT Trust
3.358% due 02/10/2042		5,000	5,243
3.593% due 02/10/2042 ~		5,715	5,913

Morgan Stanley Capital Trust
1.484% due 11/15/2034 •		5,400	5,397
2.284% due 11/15/2034 •		8,853	8,813
5.676% due 10/12/2052 ~		2,382	2,486
6.215% due 06/11/2042 ~		7,236	7,296

Morgan Stanley Mortgage Loan Trust
2.295% due 07/25/2035 ^~		12	11

Mortgage Equity Conversion Asset Trust
0.570% due 01/25/2042 •		10,190	9,768

MSSG Trust
3.865% due 09/13/2039 ~		1,957	2,011

Natixis Commercial Mortgage Securities Trust
1.134% due 11/15/2034 •		4,000	4,000
1.334% due 11/15/2034 •		4,000	3,999
4.193% due 04/10/2037 ~		3,000	3,199

New Orleans Hotel Trust
1.073% due 04/15/2032 •		3,300	3,295

New Residential Mortgage Loan Trust
3.500% due 10/25/2059 ~		3,127	3,275

Nomura Asset Acceptance Corp. Alternative Loan Trust
0.276% due 06/25/2037 •		4,412	3,729
3.136% due 04/25/2036 ^~		2,887	2,672

Nomura Resecuritization Trust
0.986% due 01/25/2037 •		28,500	28,198

Pepper Residential Securities Trust
0.987% due 11/18/2060 •		1,713	1,716

PRET LLC
1.843% due 09/25/2051 «þ		39,700	39,690

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ		3,124	3,123

RBSSP Resecuritization Trust
2.554% due 01/26/2036 ~		4,310	3,993

Real Estate Asset Liquidity Trust
2.419% due 06/12/2054 ~	CAD	3,133	2,525

Residential Accredit Loans, Inc. Trust
0.406% due 01/25/2037 •		$13,856	13,395
0.466% due 07/25/2036 •		193	198
0.942% due 09/25/2046 •		4,841	4,648
1.452% due 09/25/2045 •		256	252
6.000% due 09/25/2036 ^		412	259

Residential Funding Mortgage Securities, Inc. Trust
4.185% due 08/25/2036 ^~		48	45

RESIMAC Bastille Trust
1.013% due 09/05/2057 •		1,618	1,618

RMAC PLC
0.767% due 06/12/2046 •	GBP	327	441

Sequoia Mortgage Trust
0.867% due 09/20/2034 •		$322	314

SFO Commercial Mortgage Trust
2.484% due 05/15/2038 •		22,410	22,608
2.984% due 05/15/2038 •		5,000	5,043

Stratton Mortgage Funding PLC
0.950% due 07/20/2060 •	GBP	18,307	24,810

Structured Adjustable Rate Mortgage Loan Trust
0.386% due 02/25/2037 •		$3,354	3,420
2.880% due 09/25/2035 ~		199	194

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
0.346% due 03/25/2037 •		$1,136	$456
0.626% due 08/25/2035 •		358	386

Structured Asset Securities Corp.
0.336% due 07/25/2035 •		17,291	16,670
0.346% due 05/25/2043 •		10,226	9,587

Structured Asset Securities Corp. Mortgage Loan Trust
0.336% due 05/25/2036 •		17,803	14,765

STWD Mortgage Trust
1.784% due 04/15/2034 •		7,734	7,768
2.334% due 04/15/2034 •		10,000	10,043

Sutherland Commercial Mortgage Loans
3.192% due 05/25/2037 ~		671	669

TBW Mortgage-Backed Trust
0.446% due 01/25/2037 •		16,641	5,610
6.470% due 09/25/2036 ^þ		473	30

Tharaldson Hotel Portfolio Trust
2.233% due 11/11/2034 •		923	923

Trinity Square PLC
1.449% due 07/15/2059 •	GBP	9,700	13,187
1.749% due 07/15/2059 •		2,800	3,802
2.049% due 07/15/2059 •		1,900	2,577
2.799% due 07/15/2059 •		900	1,222

Uropa Securities PLC
0.263% due 06/10/2059 •		785	1,031
0.413% due 06/10/2059 •		215	281
0.427% due 10/10/2040 •		3,201	4,099
0.613% due 06/10/2059 •		168	223
0.813% due 06/10/2059 •		179	236

VASA Trust
1.334% due 07/15/2039 •		$8,000	8,016
1.834% due 07/15/2039 •		10,000	10,023

Wachovia Bank Commercial Mortgage Trust
5.438% due 11/15/2048 ~		171	172
5.841% due 02/15/2051 ~		381	296

Waikiki Beach Hotel Trust
1.564% due 12/15/2033 •		5,000	4,984
2.114% due 12/15/2033 •		8,650	8,616

WaMu Commercial Mortgage Securities Trust
1.731% due 11/23/2043 ~		2,200	2,208
2.375% due 03/23/2045 ~		12,845	12,910

WaMu Mortgage Pass-Through Certificates Trust
0.646% due 11/25/2045 •		412	407
0.909% due 12/25/2046 •		160	156
1.066% due 11/25/2034 •		313	304
1.292% due 11/25/2042 •		58	58
2.368% due 09/25/2033 ~		36	36
2.899% due 02/25/2037 ^~		248	236

Warwick Finance Residential Mortgages PLC
1.000% due 12/21/2049 •	GBP	15,732	21,291

Wells Fargo Commercial Mortgage Trust
0.933% due 12/13/2031 •		$5,100	5,061
1.183% due 12/13/2031 •		4,200	4,132
1.928% due 12/13/2031 •		100	95

Wells Fargo Mortgage-Backed Securities Trust
2.378% due 09/25/2033 ~		43	44
2.635% due 04/25/2036 ^~		931	927
2.700% due 11/25/2037 ^~		251	251

ZH Trust
2.349% due 10/17/2027 (b)		23,700	23,819

Total Non-Agency Mortgage-Backed Securities (Cost $1,341,203)			1,330,500

ASSET-BACKED SECURITIES 10.2%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ		2,551	2,553

Aames Mortgage Trust
6.950% due 11/25/2031 þ		1,127	1,112
7.150% due 01/25/2032 þ		368	368

AccessLex Institute
0.342% due 09/26/2033 •		2,439	2,363

Accredited Mortgage Loan Trust
0.346% due 09/25/2036 •		1,613	1,598

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ACE Securities Corp. Home Equity Loan Trust
0.851% due 08/25/2035 •		$45	$47

Adams Mill CLO Ltd.
1.226% due 07/15/2026 •		124	124

ALME Loan Funding DAC
0.750% due 01/15/2031 •	EUR	13,978	16,207

Ameriquest Mortgage Securities Trust
0.596% due 04/25/2036 •		$3,620	3,609

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.436% due 03/25/2033 •		217	221
2.891% due 06/25/2033 ^•		1,935	1,935

Ares European CLO DAC
1.120% due 10/21/2033 •	EUR	24,950	29,089

Argent Securities Trust
0.386% due 06/25/2036 •		$1,257	488
0.466% due 03/25/2036 •		6,292	6,094
0.566% due 07/25/2036 •		1,164	495

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.036% due 05/25/2034 •		793	779

Ayresome CDO Ltd.
0.445% due 12/08/2045 •		2,820	2,781

Bastille Euro CLO DAC
1.150% due 01/15/2034 •	EUR	50,000	58,294

Bear Stearns Asset-Backed Securities Trust
0.326% due 06/25/2047 •		$613	609
0.436% due 06/25/2047 •		25,753	22,984
1.686% due 10/25/2037 •		22,194	22,239
2.036% due 08/25/2035 •		14,923	15,160

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	1,412	1,636

BlueMountain Fuji EUR CLO DAC
0.910% due 01/15/2033 •		10,200	11,823

Bosphorus CLO DAC
0.820% due 12/15/2030 •		2,900	3,363

Capitalsource Real Estate Loan Trust
0.769% due 01/20/2037 •		$1,646	1,633
0.869% due 01/20/2037 •		650	643
0.969% due 01/20/2037 •		400	280

Carrington Mortgage Loan Trust
0.836% due 09/25/2035 •		545	556
1.076% due 06/25/2035 •		32,581	32,650
1.886% due 05/25/2035 •		15,328	14,789

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043		5,243	5,238

Cavendish Square Funding PLC
1.307% due 02/11/2055 •	EUR	5,000	5,758

Centex Home Equity Loan Trust
0.736% due 03/25/2033 •		$2,096	2,067

CIT Mortgage Loan Trust
1.586% due 10/25/2037 •		14,973	15,292

Citigroup Mortgage Loan Trust, Inc.
0.521% due 11/25/2036 •		400	396
0.746% due 02/25/2035 •		472	464
0.776% due 10/25/2035 ^•		800	786

College Avenue Student Loans LLC
1.286% due 12/26/2047 •		1,666	1,679
1.736% due 11/26/2046 •		732	741
4.130% due 12/26/2047		2,251	2,363

Conseco Finance Corp.
6.280% due 09/01/2030		2,404	2,498
7.500% due 03/01/2030 ~		3,139	1,728

Conseco Finance Securitizations Corp.
1.836% due 09/01/2033 •		3,572	3,578
7.954% due 12/01/2033 ~		3,106	3,249

Countrywide Asset-Backed Certificates
0.226% due 06/25/2047 ^•		2,793	2,693
0.286% due 10/25/2047 •		8,271	8,113
0.306% due 05/25/2037 •		33,749	33,385
0.336% due 06/25/2047 •		300	294
0.566% due 04/25/2037 •		53	50
0.786% due 03/25/2036 ^•		6,037	5,768
0.806% due 11/25/2035 •		635	630

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	137

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
0.236% due 03/25/2047 ^•		$59	$58
0.326% due 03/25/2047 ^•		10,109	9,500
0.346% due 04/25/2046 •		1,617	1,551
0.356% due 09/25/2046 •		1,614	1,501
1.436% due 04/25/2035 •		1,799	1,807
1.661% due 12/25/2034 •		1,205	1,207
4.740% due 10/25/2035 ~		2	2
5.499% due 02/25/2035 ~		4,460	4,602

Countrywide Asset-Backed Certificates Trust, Inc.
0.826% due 08/25/2047 •		35,753	35,382

Credit Suisse Mortgage Capital Asset-Backed Trust
0.686% due 09/25/2037 •		78	78

Credit-Based Asset Servicing & Securitization CBO Ltd.
0.395% due 02/16/2041 •		128,899	4,973
0.456% due 12/15/2034 •		11,757	1,911

Credit-Based Asset Servicing & Securitization LLC
0.866% due 03/25/2034 •		204	204

Credit-Based Asset Servicing & Securitization Trust
0.386% due 07/25/2036 •		469	469

CVC Cordatus Loan Fund DAC
0.780% due 08/15/2032 •	EUR	1,900	2,204

CWHEQ Revolving Home Equity Loan Resuritization Trust
0.324% due 12/15/2035 •		$4,496	4,417
0.344% due 05/15/2034 •		826	819

Dryden Senior Loan Fund
1.026% due 10/15/2027 •		15,893	15,893

ECMC Group Student Loan Trust
1.136% due 05/25/2067 •		2,273	2,321

EFS Volunteer LLC
0.975% due 10/25/2035 •		1,352	1,358

Ellington Loan Acquisition Trust
1.186% due 05/25/2037 •		14,650	14,699

EMC Mortgage Loan Trust
3.086% due 11/25/2030 •		4,518	4,594

First Franklin Mortgage Loan Trust
0.386% due 05/25/2036 •		3,617	3,581
0.566% due 04/25/2036 •		7,600	7,024

Fremont Home Loan Trust
0.226% due 11/25/2036 •		3,308	2,333

Glacier Funding CDO Ltd.
0.834% due 11/12/2042 •		1,135	1,134

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		2,566	2,576

GSAA Home Equity Trust
0.326% due 05/25/2047 •		1,105	825
0.526% due 03/25/2047 •		6,207	3,071
0.986% due 08/25/2037 •		169	170
1.061% due 06/25/2035 •		493	494
6.741% due 03/25/2036 þ		4,216	1,745

GSAMP Trust
0.226% due 03/25/2047 •		13,076	12,622
0.256% due 01/25/2037 •		1,380	1,359
0.326% due 09/25/2036 •		9,702	4,976
0.836% due 01/25/2034 •		1,866	1,865

Harley Marine Financing LLC
5.682% due 05/15/2043 «		984	953

Harvest SBA Loan Trust
2.334% due 08/25/2044 •		7,305	7,110

Hildene TruPS Securitization Ltd.
1.891% due 05/22/2039 •		39,578	38,885

Home Equity Loan Trust
0.276% due 04/25/2037 •		15,791	15,153
0.316% due 04/25/2037 •		949	924

Home Equity Mortgage Loan Asset-Backed Trust
0.276% due 04/25/2037 •		8,132	6,484
0.466% due 06/25/2036 •		1,727	1,716

HSI Asset Loan Obligation Trust
0.146% due 12/25/2036 •		62	24

JP Morgan Mortgage Acquisition Corp.
0.671% due 01/25/2036 •		9,226	9,124
1.046% due 06/25/2035 •		7,474	7,419

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Acquisition Trust
0.296% due 10/25/2036 •		$884	$880

Jubilee CLO BV
0.294% due 07/12/2028 •	EUR	1,270	1,470

Laurelin DAC
0.720% due 10/20/2031 •		40,500	46,688

Legacy Mortgage Asset Trust
1.835% due 01/28/2070 •		$9,953	10,054
3.438% due 05/25/2059 þ		902	904
3.750% due 04/25/2059 þ		3,684	3,712

Lehman XS Trust
0.326% due 02/25/2037 •		5,992	6,037
0.406% due 02/25/2037 •		2,442	2,462

LoanCore Issuer Ltd.
1.214% due 05/15/2036 •		6,526	6,531

Long Beach Mortgage Loan Trust
0.386% due 06/25/2036 •		8,332	5,327
0.386% due 09/25/2036 •		13,260	9,845
0.686% due 02/25/2036 •		7,762	7,259
0.716% due 01/25/2046 •		3,565	3,510

LP Credit Card ABS Master Trust
1.638% due 08/20/2024 •		4,228	4,228

Mackay Shields EURO CLO DAC
0.930% due 10/20/2032 •	EUR	2,700	3,131

Marlay Park CLO DAC
0.740% due 10/15/2030 •		4,100	4,741

MASTR Asset-Backed Securities Trust
0.136% due 01/25/2037 •		$299	115

Merrill Lynch Mortgage Investors Trust
0.606% due 04/25/2037 •		709	496
0.886% due 08/25/2035 •		1,139	1,125

METAL LLC
4.581% due 10/15/2042		3,213	2,957

Morgan Stanley ABS Capital, Inc. Trust
0.326% due 09/25/2036 •		7,375	3,628
0.626% due 03/25/2036 •		4,151	4,119
0.791% due 12/25/2034 •		102	101

Mountain View CLO Ltd.
0.926% due 10/15/2026 •		184	184

Nassau Ltd.
2.284% due 07/20/2029 •		8,000	8,008

National Collegiate Student Loan Trust
0.406% due 10/27/2031 •		5,661	5,586
0.464% due 10/25/2033 •		3,532	3,486
0.566% due 12/26/2033 •		576	575

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069		5,449	5,480

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.236% due 07/25/2036 •		22,370	21,870
0.416% due 10/25/2036 ^•		2,188	606

NovaStar Mortgage Funding Trust
0.406% due 05/25/2036 •		1,986	1,969
1.001% due 10/25/2035 •		6,654	6,525
2.186% due 12/25/2034 •		74	76

Option One Mortgage Loan Trust Asset-Backed Certificates
0.776% due 11/25/2035 •		3,035	3,024

Ownit Mortgage Loan Trust
0.506% due 01/25/2037 •		1,861	1,845

Palisades CDO Ltd.
0.788% due 07/22/2039 •		9,617	9,578

Palmer Square Loan Funding Ltd.
1.025% due 10/24/2027 •		3,881	3,883

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.821% due 09/25/2035 •		11,922	11,933
1.121% due 05/25/2035 •		7,804	7,606

People’s Choice Home Loan Securities Trust
1.031% due 05/25/2035 ^•		1,475	1,440

PRET LLC
1.868% due 07/25/2051 þ		15,566	15,574

Pretium Mortgage Credit Partners LLC
3.179% due 06/27/2069 þ		3,041	3,052

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Purple Finance CLO DAC
0.800% due 01/25/2031 •	EUR	2,100	$2,436

Quest Trust
0.666% due 08/25/2036 •		$9,594	8,826

RAAC Trust
0.686% due 06/25/2044 •		1,939	1,788

Residential Asset Securities Corp. Trust
0.326% due 09/25/2036 •		2,329	2,325
0.506% due 02/25/2036 •		1,500	1,484
0.626% due 07/25/2036 •		1,390	1,283
1.061% due 09/25/2035 •		4,500	4,501

Saranac CLO Ltd.
1.725% due 06/22/2030 •		6,520	6,529

Saxon Asset Securities Trust
0.396% due 09/25/2037 •		6,582	6,506
1.836% due 12/25/2037 •		3,678	3,702

Securitized Asset-Backed Receivables LLC Trust
0.666% due 12/25/2035 •		208	206

Segovia European CLO
0.770% due 01/18/2031 •	EUR	2,500	2,893

SLM Student Loan Trust
1.625% due 04/25/2023 •		$2,467	2,485

SMB Private Education Loan Trust
2.340% due 09/15/2034		5,593	5,694

SoFi Professional Loan Program LLC
1.186% due 10/27/2036 •		131	132
2.630% due 07/25/2040		5,177	5,248

Soundview Home Loan Trust
0.196% due 01/25/2037 •		9,527	8,287
0.236% due 03/25/2037 •		3,276	3,202
0.256% due 07/25/2037 •		6,342	6,013
0.286% due 06/25/2037 •		48,289	41,878
1.036% due 09/25/2037 •		998	938

Springleaf Funding Trust
2.680% due 07/15/2030		921	923

Sprite Ltd.
4.250% due 12/15/2037		3,196	3,180

St Pauls CLO
0.820% due 11/15/2030 •	EUR	13,250	15,364

Structured Asset Investment Loan Trust
0.806% due 07/25/2035 •		$2,192	2,194

Structured Asset Securities Corp. Mortgage Loan Trust
0.466% due 12/25/2035 •		3,810	3,786

Towd Point Mortgage Trust
3.750% due 11/25/2058 ~		5,000	5,071
4.000% due 11/25/2058 ~		5,000	5,064
4.500% due 10/25/2058 ~		3,803	3,819
4.750% due 11/25/2058 ~		23,300	23,583
5.500% due 10/25/2058 ~		5,009	5,110

Trainer Wortham First Republic CBO Ltd.
0.719% due 04/10/2037 •		1,540	1,533

Tralee CLO Ltd.
1.244% due 10/20/2028 •		1,402	1,404

TruPS Financials Note Securitization Ltd.
1.692% due 09/20/2039 •		5,533	5,326

WAVE Trust
3.844% due 11/15/2042		7,038	6,969

Total Asset-Backed Securities (Cost $1,029,556)			1,035,711

SOVEREIGN ISSUES 8.3%

Argentina Government International Bond
0.500% due 07/09/2030 þ		11,578	4,171
1.000% due 07/09/2029		1,115	429
1.125% due 07/09/2035 þ		40,783	13,357
1.125% due 07/09/2046 þ		115	38
2.000% due 01/09/2038 þ		10,711	4,156
2.500% due 07/09/2041 þ		8,520	3,127
15.500% due 10/17/2026	ARS	129,155	285
34.163% (BADLARPP) due 10/04/2022 ~		6,524	24
36.162% (BADLARPP + 2.000%) due 04/03/2022 ~		119,419	661

138	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Autonomous City of Buenos Aires
37.411% (BADLARPP + 3.250%) due 03/29/2024 ~	ARS	10,853	$54
39.149% (BADLARPP + 5.000%) due 01/23/2022 ~		47,360	266

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2022 (g)	BRL	897,600	162,024
0.000% due 04/01/2022 (g)		122,824	21,705
0.000% due 07/01/2022 (g)		689,500	119,107
0.000% due 10/01/2022 (g)		660,500	111,307

China Development Bank
2.890% due 06/22/2025	CNY	40,400	6,245
3.300% due 02/01/2024		8,000	1,254
3.430% due 01/14/2027		7,200	1,130
3.680% due 02/26/2026		56,400	8,949
3.740% due 09/10/2025		50,900	8,091
4.150% due 10/26/2025		42,400	6,837

Colombia Government International Bond
4.000% due 02/26/2024		$30,800	32,234
8.125% due 05/21/2024		200	231

Emirate of Abu Dhabi Government International Bond
3.875% due 04/16/2050		5,700	6,527

Guatemala Government International Bond
5.375% due 04/24/2032		600	683

Peru Government International Bond
5.350% due 08/12/2040	PEN	5,662	1,089
5.400% due 08/12/2034		6,902	1,442
5.940% due 02/12/2029		44,524	10,806
6.150% due 08/12/2032		4,529	1,062
6.350% due 08/12/2028		35,939	8,976
6.900% due 08/12/2037		23	5
6.950% due 08/12/2031		24,951	6,260
8.200% due 08/12/2026		32,136	8,751

Provincia de Buenos Aires
37.896% due 04/12/2025	ARS	21,052	98
37.989% due 05/31/2022		37,323	201

Romania Government International Bond
1.750% due 07/13/2030	EUR	13,500	15,310
2.000% due 04/14/2033		12,700	14,060

Russia Government International Bond
0.000% (RUONIA) due 04/24/2024 ~	RUB	2,210,301	30,164
7.150% due 11/12/2025		1,955,413	26,901
7.950% due 10/07/2026		766,427	10,887

Saudi Government International Bond
4.000% due 04/17/2025		$6,700	7,341

Serbia Government International Bond
1.650% due 03/03/2033	EUR	2,700	2,979
3.125% due 05/15/2027		1,998	2,548

South Africa Government International Bond
4.850% due 09/30/2029		$3,600	3,709
5.750% due 09/30/2049		2,400	2,293
8.000% due 01/31/2030	ZAR	34,400	2,123
8.250% due 03/31/2032		48,500	2,881
8.750% due 02/28/2048		12,900	706
8.875% due 02/28/2035		34,800	2,053
10.500% due 12/21/2026		1,373,500	102,411

Turkey Government International Bond
4.250% due 03/13/2025		$25,200	24,470
4.625% due 03/31/2025	EUR	6,500	7,775
5.250% due 03/13/2030		$15,400	14,245
7.625% due 04/26/2029		10,800	11,545

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024		1,000	1,077

Venezuela Government International Bond
6.000% due 12/09/2020		408	40
7.000% due 03/31/2038 ^(d)		124	13
7.650% due 04/21/2025 ^(d)		3,123	336
7.750% due 10/13/2019		400	42
8.250% due 10/13/2024 ^(d)		2,021	219
9.000% due 05/07/2023 ^(d)		268	29
9.250% due 09/15/2027 ^(d)		729	79
9.250% due 05/07/2028 ^(d)		2,886	315
11.750% due 10/21/2026 ^(d)		130	15
11.950% due 08/05/2031 ^(d)		6,600	723
12.750% due 08/23/2022 ^(d)		930	103

Total Sovereign Issues (Cost $890,617)			838,974

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.5%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (e)	2,065,869	$5,598

iHeartMedia, Inc. ‘A’ (e)	487,321	12,193

iHeartMedia, Inc. ‘B’ «(e)	378,169	8,516

		26,307

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)	4,107	2

ENERGY 0.1%

Noble Corp. (e)(k)	326,216	8,827

Valaris Ltd. (e)	19,813	691

		9,518

FINANCIALS 0.0%

Hipotecaria Su Casita S.A. «(e)	345,787	0

Stearns Holdings LLC ‘B’ «(e)(k)	224,335	310

		310

INDUSTRIALS 0.1%

Neiman Marcus Group Ltd. LLC «(e)(k)	110,888	11,908

Noble Corp. (e)	29,923	810

Voyager Aviation Holdings «(e)	958	0

Westmoreland Mining Holdings LLC «(e)(k)	2,935	0

		12,718

MATERIALS 0.0%

Associated Materials Group, Inc. «(e)(k)	309,465	2,182

Total Common Stocks (Cost $41,468)		51,037

WARRANTS 0.0%

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «	1,075	130

INFORMATION TECHNOLOGY 0.0%

Windstream Holdings LLC - Exp. 09/21/2055 «	5,491	132

Total Warrants (Cost $183)		262

PREFERRED SECURITIES 1.0%

BANKING & FINANCE 0.5%

Banco Santander S.A.
6.750% due 04/25/2022 •(i)(j)	500,000	597

CaixaBank S.A.
6.000% due 07/18/2022 •(i)(j)	800,000	960

Charles Schwab Corp.
4.000% due 06/01/2026 •(i)	18,600,000	19,437
4.000% due 12/01/2030 •(i)	2,000,000	2,065
5.375% due 06/01/2025 •(i)	1,051,000	1,171

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(i)	500,000	551

Stichting AK Rabobank Certificaten
19.437% due 12/29/2049 þ(i)	3,781,775	6,311

		SHARES	MARKET VALUE (000S)

Wells Fargo & Co.
3.900% due 03/15/2026 •(i)		18,000,000	$18,574

			49,666

INDUSTRIALS 0.1%

General Electric Co.
3.446% (US0003M + 3.330%) due 12/15/2021 ~(i)		5,673,000	5,565

Voyager Aviation Holdings LLC
9.500% «		5,748	1,700

			7,265

UTILITIES 0.4%

AT&T Mobility LLC
7.000% due 10/20/2022 «(i)(k)		1,868,094	49,068

Total Preferred Securities (Cost $104,201)			105,999

REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

Uniti Group, Inc.		4,324	54

Total Real Estate Investment Trusts (Cost $27)			54

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

ARGENTINA TREASURY BILLS 0.2%
31.658% due 10/29/2021 - 03/31/2022 (f)(g)(h)	ARS	2,929,611	16,109

U.S. TREASURY BILLS 0.0%
0.044% due 02/17/2022 (f)(g)(p)		$2,908	2,908

Total Short-Term Instruments (Cost $20,392)			19,017

Total Investments in Securities (Cost $11,491,302)			11,485,691

		SHARES
INVESTMENTS IN AFFILIATES 17.3%

SHORT-TERM INSTRUMENTS 17.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 17.3%

PIMCO Short-Term Floating NAV Portfolio III		178,245,531	1,757,857

Total Short-Term Instruments (Cost $1,757,612)			1,757,857

Total Investments in Affiliates (Cost $1,757,612)			1,757,857

Total Investments 130.4% (Cost $13,248,914)			$13,243,548

Financial Derivative Instruments (m)(o) 0.1% (Cost or Premiums, net $(9,985))			10,952

Other Assets and Liabilities, net (30.5)%			(3,100,512)

Net Assets 100.0%			$10,153,988

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	139

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$49,763	$49,068	0.48%
Associated Materials Group, Inc.	08/24/2020	1,965	2,182	0.02
Neiman Marcus Group Ltd. LLC	09/25/2020	3,571	11,908	0.12
Noble Corp.	02/05/2021 - 02/25/2021	4,172	8,827	0.09
Stearns Holdings LLC ‘B’	03/15/2021	394	310	0.00
Westmoreland Mining Holdings LLC	03/26/2019	9	0	0.00

		$59,874	$72,295	0.71%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BSN	0.070%	09/09/2021	10/06/2021	$(43,654)	$(43,655)
GRE	0.070	09/01/2021	10/01/2021	(144,205)	(144,214)
JML	(0.100)	10/01/2021	12/01/2021	(9,022)	(9,022)

Total Reverse Repurchase Agreements					$(196,891)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (21.1)%
Ginnie Mae, TBA	4.000%	11/01/2051	$400	$(424)	$(425)
Uniform Mortgage-Backed Security, TBA	2.000	10/01/2051	1,191,620	(1,196,131)	(1,194,925)
Uniform Mortgage-Backed Security, TBA	2.000	11/01/2051	139,000	(139,751)	(139,136)
Uniform Mortgage-Backed Security, TBA	2.000	12/01/2051	53,512	(53,336)	(53,443)
Uniform Mortgage-Backed Security, TBA	2.500	11/01/2051	451,600	(466,469)	(464,778)
Uniform Mortgage-Backed Security, TBA	2.500	12/01/2051	185,000	(189,596)	(189,950)
Uniform Mortgage-Backed Security, TBA	3.500	10/01/2051	27,200	(28,762)	(28,781)
Uniform Mortgage-Backed Security, TBA	5.000	10/01/2051	60,600	(66,452)	(66,622)

Total Short Sales (21.1)%				$(2,140,921)	$(2,138,060)

140	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BSN	$0	$(43,655)	$0	$(43,655)	$43,611	$(44)
GRE	0	(144,214)	0	(144,214)	142,275	(1,939)
JML	0	(9,022)	0	(9,022)	10,813	1,791

Total Borrowings and Other Financing Transactions	$0	$(196,891)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(144,214)	$(43,655)	$0	$0	$(187,869)

Total Borrowings	$(144,214)	$(43,655)	$0	$0	$(187,869)

Payable for reverse repurchase agreements(3)					$(187,869)

(l)	Securities with an aggregate market value of $198,699 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(177,763) at a weighted average interest rate of 0.040%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Unsettled reverse repurchase agreements liability of $(9,022) is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond December Futures	12/2021	126	$12,887	$(251)	$0	$(10)
Euro-BTP Italy Government Bond December Futures	12/2021	542	95,398	(1,224)	302	(314)
U.S. Treasury 10-Year Note December Futures	12/2021	756	99,497	(1,472)	106	0

				$(2,947)	$408	$(324)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2021	333	$(65,505)	$920	$127	$(112)
Euro-Buxl 30-Year Bond December Futures	12/2021	5	(1,178)	32	8	(3)
U.S. Treasury 5-Year Note December Futures	12/2021	1,220	(149,745)	915	0	(105)
U.S. Treasury 30-Year Bond December Futures	12/2021	186	(29,615)	793	0	(23)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	335	(64,006)	2,795	52	0
United Kingdom Long Gilt December Futures	12/2021	37	(6,239)	156	25	(5)

				$5,611	$212	$(248)

Total Futures Contracts				$2,664	$620	$(572)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	141

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
British Telecommunications PLC	(1.000)%	Quarterly	12/20/2028	1.143%	EUR	2,700	$(33)	$2	$(31)	$1	$0
Kraft Heinz Foods Co.	(1.000)	Quarterly	06/20/2022	0.193	$	1,400	(16)	7	(9)	0	0
Rolls-Royce PLC	(1.000)	Quarterly	12/20/2026	2.005	EUR	1,700	(93)	(6)	(99)	0	(7)
Sprint Communications, Inc.	(5.000)	Quarterly	06/20/2024	0.527	$	800	(111)	13	(98)	0	0

							$(253)	$16	$(237)	$1	$(7)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Airbus Finance BV	1.000%	Quarterly	06/20/2026	0.463%	EUR	43,900	$1,199	$122	$1,321	$16	$0
Airbus Group Finance BV	1.000	Quarterly	12/20/2025	0.403		40,500	(488)	1,702	1,214	20	0
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.396	$	5,600	53	58	111	0	(1)
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.472		300	4	3	7	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.550		11,600	202	44	246	0	(7)
Atlantia SpA	1.000	Quarterly	06/20/2026	1.065	EUR	3,600	(117)	106	(11)	0	(2)
Boeing Co.	1.000	Quarterly	12/20/2021	0.362	$	10,800	(89)	108	19	1	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.491		8,200	0	54	54	0	0
Boeing Co.	1.000	Quarterly	06/20/2023	0.617		30,800	107	107	214	0	(5)
Boeing Co.	1.000	Quarterly	06/20/2026	1.008		2,800	(17)	17	0	0	(2)
Boeing Co.	1.000	Quarterly	12/20/2026	1.067		2,200	(14)	7	(7)	0	(1)
Bombardier, Inc.	5.000	Quarterly	06/20/2024	2.205		500	(5)	43	38	0	(1)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	2.478		100	(5)	13	8	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.015	EUR	3,500	(38)	36	(2)	0	(2)
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.084		13,900	(76)	(9)	(85)	0	(4)
Delta Air Lines, Inc.	5.000	Quarterly	06/20/2022	0.714	$	5,400	185	(8)	177	1	0
Energy Transfer Operating LP	1.000	Quarterly	06/20/2026	0.821		700	(14)	20	6	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.353		1,750	(83)	109	26	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.458		3,500	(61)	123	62	0	(1)
General Electric Co.	1.000	Quarterly	06/20/2026	0.696		21,800	151	163	314	0	(14)
General Electric Co.	1.000	Quarterly	12/20/2026	0.767		8,800	100	7	107	0	(2)
General Motors Co.	5.000	Quarterly	12/20/2026	0.200		2,600	520	4	524	0	0
Hess Corp.	1.000	Quarterly	06/20/2026	0.940		800	(20)	22	2	0	(1)
MGM Resorts International	5.000	Quarterly	06/20/2026	2.178		7,100	1,002	(107)	895	0	(9)
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	1.423	EUR	4,000	(20)	(41)	(61)	5	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.716		10,600	(1,072)	712	(360)	14	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.876		6,300	(617)	326	(291)	1	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	0.329	$	5,000	424	(364)	60	0	0
Telefonica Emisiones S.A.	1.000	Quarterly	06/20/2026	0.549	EUR	1,800	25	21	46	0	0
Telefonica Emisiones S.A.U.	1.000	Quarterly	06/20/2028	0.834		2,000	0	26	26	0	(1)
Tesco PLC	1.000	Quarterly	06/20/2028	0.929		2,100	5	7	12	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.534	$	8,900	215	0	215	0	(2)

							$1,456	$3,431	$4,887	$58	$(56)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$	940	$(35)	$36	$1	$0	$(1)
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		2,256	(104)	100	(4)	0	(1)
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		8,366	(262)	248	(14)	0	(1)
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		3,255	(129)	114	(15)	0	(1)
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025		11,300	(366)	(90)	(456)	1	0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		300	(8)	(2)	(10)	0	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		12,500	(441)	(52)	(493)	0	(4)
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		400	32	5	37	0	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		322,100	29,768	372	30,140	0	(298)
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026		91,600	8,680	(39)	8,641	0	(102)
iTraxx Asia ex-Japan 36 5-Year Index	1.000	Quarterly	12/20/2026		11,300	69	23	92	19	0

						$37,204	$715	$37,919	$20	$(408)

142	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP	3,200	$(25)	$121	$96	$15	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		8,200	(144)	879	735	123	0
Receive	1-Year BRL-CDI	2.840	Maturity	01/03/2022	BRL	1,900	0	5	5	0	0
Receive	1-Year BRL-CDI	2.848	Maturity	01/03/2022		1,600	0	4	4	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		7,900	0	20	20	0	0
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		30,600	0	79	79	0	0
Receive	1-Year BRL-CDI	2.865	Maturity	01/03/2022		2,800	0	7	7	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		9,800	0	25	25	0	0
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022		24,900	0	63	63	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		37,600	0	94	94	0	0
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022		8,000	0	20	20	0	0
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022		11,700	0	29	29	0	0
Pay	1-Year BRL-CDI	3.060	Maturity	01/03/2022		182,200	2	(387)	(385)	0	(1)
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		45,400	(67)	117	50	0	0
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		249,600	0	(321)	(321)	0	(1)
Pay	1-Year BRL-CDI	4.900	Maturity	01/03/2022		4,468,400	176	(3,159)	(2,983)	0	(11)
Pay	1-Year BRL-CDI	5.830	Maturity	01/02/2023		78,100	2	101	103	0	(11)
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		60,800	0	82	82	0	(8)
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		20,200	0	29	29	0	(3)
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023		258,700	(48)	(973)	(1,021)	0	(37)
Receive	3-Month USD-LIBOR	0.200	Semi-Annual	12/07/2022	$	44,900	(23)	(7)	(30)	0	(3)
Receive	3-Month USD-LIBOR	0.300	Semi-Annual	12/07/2023		55,600	(194)	320	126	11	0
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		2,800	(61)	47	(14)	0	(3)
Receive(6)	3-Month USD-LIBOR	0.850	Semi-Annual	02/01/2027		40,100	(138)	816	678	0	(46)
Receive(6)	3-Month USD-LIBOR	1.350	Semi-Annual	05/18/2027		1,198,200	(3,226)	(415)	(3,641)	0	(1,385)
Receive	3-Month USD-LIBOR	1.235	Semi-Annual	05/12/2028		8,200	(17)	9	(8)	0	(12)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		164,248	(9,153)	774	(8,379)	210	0
Receive	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028		6,600	0	(34)	(34)	0	(10)
Receive	3-Month USD-LIBOR	1.410	Semi-Annual	08/24/2028		27,000	0	(194)	(194)	0	(39)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2028		8,303	0	(37)	(37)	0	(12)
Pay	3-Month USD-LIBOR	1.265	Semi-Annual	09/28/2028		14,100	(28)	(35)	(63)	20	0
Pay(6)	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		35,507	786	(524)	262	53	0
Receive(6)	3-Month USD-LIBOR	1.100	Semi-Annual	02/01/2029		76,600	(376)	2,070	1,694	0	(117)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		93,822	(8,380)	1,746	(6,634)	218	0
Receive	3-Month USD-LIBOR	1.470	Semi-Annual	07/15/2031		13,400	(60)	113	53	0	(34)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	07/19/2031		6,800	(16)	109	93	0	(17)
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	07/20/2031		10,200	(23)	173	150	0	(26)
Receive	3-Month USD-LIBOR	1.405	Semi-Annual	09/07/2031		16,700	(82)	299	217	0	(42)
Receive(6)	3-Month USD-LIBOR	1.350	Semi-Annual	02/01/2032		18,800	(118)	607	489	0	(48)
Receive(6)	3-Month USD-LIBOR	1.900	Semi-Annual	05/18/2032		636,600	(16,692)	2,260	(14,432)	0	(1,818)
Pay	3-Month USD-LIBOR	1.317	Semi-Annual	12/16/2050		2,900	(57)	(283)	(340)	8	0
Pay	3-Month USD-LIBOR	1.485	Semi-Annual	01/13/2051		6,800	(51)	(524)	(575)	15	0
Pay	3-Month USD-LIBOR	1.580	Semi-Annual	01/13/2051		61,800	(309)	(3,517)	(3,826)	142	0
Pay	3-Month USD-LIBOR	1.491	Semi-Annual	01/21/2051		7,300	(82)	(527)	(609)	16	0
Pay	3-Month USD-LIBOR	1.438	Semi-Annual	01/22/2051		17,700	(204)	(1,502)	(1,706)	38	0
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	04/07/2051		45,400	0	3,788	3,788	0	(135)
Pay	3-Month USD-LIBOR	1.650	Semi-Annual	04/08/2051		189,000	0	(6,579)	(6,579)	584	0
Receive	3-Month USD-LIBOR	1.785	Semi-Annual	08/12/2051		8,400	(114)	234	120	0	(21)
Receive(6)	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		190,500	(1,674)	9,767	8,093	0	(440)
Receive	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	18,500	(6)	(50)	(56)	0	0
Receive	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		4,000	(2)	(18)	(20)	0	0
Pay	3-Month ZAR-JIBAR	4.850	Quarterly	01/07/2026		33,300	0	(87)	(87)	1	0
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	01/11/2026		118,300	(30)	(282)	(312)	2	0
Pay	3-Month ZAR-JIBAR	4.915	Quarterly	02/01/2026		86,000	(20)	(203)	(223)	2	0
Pay	3-Month ZAR-JIBAR	5.020	Quarterly	02/11/2026		54,800	0	(130)	(130)	1	0
Receive	3-Month ZAR-JIBAR	5.970	Quarterly	03/10/2026		2,400	0	0	0	0	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		53,600	0	187	187	0	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	12,500	86	743	829	0	(2)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		80,900	1,624	4,431	6,055	0	(7)
Receive	6-Month EUR-EURIBOR	(0.453)	Annual	12/29/2023	EUR	2,400	0	6	6	0	0
Receive	6-Month EUR-EURIBOR	(0.425)	Annual	06/28/2024		2,300	0	4	4	0	0
Receive	6-Month EUR-EURIBOR	(0.395)	Annual	12/30/2024		1,000	0	4	4	0	0
Receive	6-Month EUR-EURIBOR	(0.500)	Annual	03/18/2025		11,400	111	11	122	0	(2)
Receive	6-Month EUR-EURIBOR	(0.363)	Annual	06/30/2025		1,900	0	6	6	0	0
Receive	6-Month EUR-EURIBOR	(0.329)	Annual	12/30/2025		1,200	0	6	6	0	0
Receive	6-Month EUR-EURIBOR	(0.294)	Annual	06/30/2026		600	0	3	3	0	0
Receive	6-Month EUR-EURIBOR	(0.150)	Annual	03/18/2030		2,200	40	9	49	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	143

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	6-Month EUR-EURIBOR	0.250%	Annual	03/16/2032	EUR	98,200	$(1,884)	$1,619	$(265)	$11	$0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		17,400	966	380	1,346	52	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		4,000	(129)	112	(17)	13	0
Receive	6-Month JPY-LIBOR	(0.020)	Semi-Annual	09/20/2028	JPY	19,770,000	360	600	960	0	(117)
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	03/15/2029		15,720,000	161	523	684	0	(106)
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021	MXN	8,100	2	0	2	0	0
Pay	28-Day MXN-TIIE	7.388	Lunar	11/17/2021		6,300	2	(1)	1	0	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		6,700	(1)	3	2	0	0
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022		4,200	2	0	2	0	0
Receive	28-Day MXN-TIIE	4.650	Lunar	05/10/2022		44,500	1	10	11	0	(1)
Receive	28-Day MXN-TIIE	4.825	Lunar	05/27/2022		4,500	0	1	1	0	0
Receive	28-Day MXN-TIIE	4.740	Lunar	06/03/2022		11,200	0	3	3	0	0
Receive	28-Day MXN-TIIE	4.580	Lunar	06/10/2022		11,500	0	4	4	0	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		2,000	0	2	2	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		3,400	0	4	4	0	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		37,200	17	27	44	1	0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		10,400	0	11	11	0	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		2,000	0	2	2	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,400	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		30,300	(7)	39	32	1	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,400	0	4	4	0	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		4,200	(1)	6	5	0	0
Pay	28-Day MXN-TIIE	4.470	Lunar	02/27/2023		306,500	0	(339)	(339)	9	0
Pay	28-Day MXN-TIIE	4.520	Lunar	02/27/2023		612,800	0	(657)	(657)	19	0
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023		2,590,900	47	(2,772)	(2,725)	80	0
Pay	28-Day MXN-TIIE	4.560	Lunar	02/27/2023		370,100	0	(387)	(387)	11	0
Pay	28-Day MXN-TIIE	4.565	Lunar	02/27/2023		306,500	0	(319)	(319)	10	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023		1,958,700	(13)	(2,136)	(2,149)	60	0
Pay	28-Day MXN-TIIE	5.120	Lunar	05/06/2025		5,800	0	(16)	(16)	0	0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/23/2025		1,900	0	(5)	(5)	0	0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/30/2025		4,800	0	(12)	(12)	0	0
Pay	28-Day MXN-TIIE	5.160	Lunar	06/06/2025		4,900	0	(13)	(13)	0	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		2,700	(13)	8	(5)	0	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		6,600	(30)	19	(11)	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		6,900	11	1	12	0	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		2,900	6	0	6	0	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		4,900	7	1	8	0	0
Pay	28-Day MXN-TIIE	5.535	Lunar	05/04/2027		9,700	0	(36)	(36)	1	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		15,400	(17)	18	1	1	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		31,500	(10)	25	15	2	0
Pay	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		1,100	0	2	2	0	0
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		100	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		18,500	(10)	(29)	(39)	0	(1)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		1,200	0	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		6,700	(5)	17	12	1	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		2,000	0	(4)	(4)	0	0
Pay	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		5,400	0	12	12	0	0
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		2,500	(6)	3	(3)	0	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		800	3	(1)	2	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		21,100	(44)	(1)	(45)	2	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		24,500	22	(55)	(33)	0	(3)
Receive	UKRPI	4.000	Maturity	09/15/2031	GBP	7,300	(6)	(24)	(30)	0	(24)
Pay	UKRPI	4.055	Maturity	09/15/2031		6,800	28	23	51	28	(5)
Pay	UKRPI	4.066	Maturity	09/15/2031		13,200	(162)	286	124	151	0

						$(39,296)	$7,386		$(31,910)	$1,912	$(4,548)

Total Swap Agreements						$(889)	$11,548		$10,659	$1,991	$(5,019)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$620	$1,991	$2,611	$0	$(572)	$(5,019)	$(5,591)

144	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

(n)

Securities with an aggregate market value of $189,103 and cash of $31,673 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021	PEN	33,842		$8,672	$489	$0
	10/2021		$2,330	CNH	15,091	7	0
	10/2021		2,833	CNY	18,353	10	0
	10/2021		392,012	GBP	289,919	0	(1,375)
	10/2021		3,583	PEN	14,733	0	(20)
	10/2021	ZAR	225,329		$15,433	470	0
	11/2021	GBP	289,919		392,029	1,378	0
	11/2021		$1,870	RUB	139,754	36	0
	12/2021		10,294	INR	765,051	0	(70)
	12/2021		1,589	RUB	118,510	18	0
	12/2021	ZAR	134,590		$9,376	526	0
	01/2022	PEN	9,604		2,324	12	0
	02/2022	ZAR	28,557		1,932	78	(5)
	06/2022	PEN	14,733		3,529	33	0

BPS	10/2021	BRL	332,159		61,065	71	0
	10/2021	MXN	8,031		399	10	0
	10/2021		$62,312	BRL	332,159	1	(1,319)
	10/2021		1,387	CNH	8,993	6	0
	10/2021		7,747	EUR	6,545	0	(166)
	10/2021		3,352	GBP	2,446	0	(56)
	11/2021	MXN	126,203		$6,252	169	0
	11/2021		$19,021	CAD	23,804	0	(229)
	12/2021		396	MXN	8,031	0	(10)
	01/2022	BRL	551,000		$100,458	899	0
	04/2022		61,500		10,906	13	0
	07/2022		62,700		10,929	57	0

BRC	10/2021	GBP	323,599		443,594	7,577	0
	11/2021		$699	RUB	52,207	13	0
	02/2022		2,460	ZAR	36,012	0	(113)

BSH	10/2021	BRL	1,116,300		$205,188	202	0
	10/2021		$211,642	BRL	1,116,300	0	(6,656)
	01/2022	BRL	75,000		$13,036	0	(516)
	07/2022		566,400		101,844	3,627	0
	10/2022		523,200		91,251	2,486	0

CBK	10/2021		88,000		16,449	289	0
	10/2021	PEN	26,500		6,646	237	0
	10/2021		$16,196	BRL	88,000	0	(36)
	10/2021		45,976	GBP	33,293	0	(1,117)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	145

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2021		$6,292	PEN	24,394	$0	$(393)
	11/2021	CHF	3,230		$3,544	74	0
	11/2021	EUR	9,101		10,539	0	(9)
	11/2021	PEN	36,944		8,990	68	0
	11/2021		$16,373	BRL	88,000	0	(288)
	11/2021		33,625	MXN	686,086	0	(600)
	11/2021		19,621	NOK	173,410	209	0
	12/2021	PEN	6,561		$1,594	11	0
	12/2021		$773	CNH	5,023	1	0
	12/2021		8,512	INR	652,681	210	0
	12/2021		1,052	RUB	78,120	7	0
	12/2021	ZAR	55,177		$3,808	180	0
	02/2022	PEN	878		216	5	0
	02/2022		$129	ZAR	2,006	2	0
	02/2022	ZAR	17,924		$1,159	3	(12)
	03/2022		$3,004	PEN	12,460	0	(20)
	04/2022		26	INR	2,018	1	0

FBF	11/2021		625	RUB	46,683	12	0

GLM	10/2021	BRL	389,916		$72,813	1,213	0
	10/2021		$72,314	BRL	389,916	0	(714)
	10/2021		703	CNH	4,557	3	0
	10/2021		1,570	GBP	1,133	0	(44)
	10/2021		59,455	MXN	1,220,889	0	(512)
	10/2021		1,516	RUB	114,239	50	0
	11/2021	SEK	915		$106	1	0
	11/2021		$72,474	BRL	389,916	0	(1,201)
	11/2021		736	RUB	54,872	12	0
	12/2021		775	CNH	5,042	2	0
	12/2021		12,091	IDR	174,033,718	0	(36)
	12/2021		2,556	RUB	190,176	23	0
	12/2021	ZAR	235,768		$16,043	539	0
	01/2022	BRL	220,000		38,062	0	(1,689)
	01/2022		$1,160	PEN	4,791	0	(8)
	02/2022	CAD	4,663		$3,862	181	0
	03/2022	ZAR	67,679		4,419	26	0
	04/2022		$2,307	INR	181,654	79	0
	10/2022	BRL	88,000		$15,377	447	0

HUS	10/2021	CNH	6,494		1,004	0	(1)
	10/2021	EUR	12,902		15,138	193	0
	10/2021	GBP	5,107		7,033	152	0
	10/2021	PEN	3,584		970	103	0
	10/2021		$4,152	EUR	3,519	0	(76)
	10/2021		404	MXN	8,031	0	(14)
	10/2021		394	RUB	29,702	13	0
	11/2021		1,004	CNH	6,510	1	0
	11/2021		120	RUB	8,935	2	0
	12/2021	PEN	22,168		$5,976	625	0
	12/2021		$3,554	IDR	51,152,405	0	(11)
	12/2021		3,692	INR	284,136	105	0
	12/2021	ZAR	55,630		$3,843	185	0
	02/2022		6,637		459	27	0

IND	02/2022		218,740		14,164	7	(96)

JPM	10/2021	BRL	835,300		149,102	0	(4,284)
	10/2021		$154,163	BRL	835,300	21	(797)
	11/2021		10,564	IDR	151,801,228	0	(14)
	12/2021		2,466	INR	185,993	20	0
	01/2022	BRL	51,600		$9,027	0	(297)
	02/2022	ZAR	6,464		423	2	0
	04/2022	BRL	61,324		10,852	0	(10)
	07/2022		60,400		10,991	518	0
	10/2022		49,300		8,509	145	0

MYI	10/2021		216,806		40,078	266	0
	10/2021	EUR	8,867		10,449	178	0
	10/2021		$41,159	BRL	216,806	0	(1,347)
	10/2021		2,471	CNY	16,004	8	0
	11/2021	CAD	2,810		$2,227	8	0
	11/2021		$7,519	BRL	39,900	0	(226)
	11/2021		3,457	IDR	49,691,363	0	(3)
	04/2022	INR	153,187		$1,944	0	(68)

146	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RYL	02/2022	ZAR	47,552		$3,088	$6	$(17)

SCX	10/2021	JPY	217,512		1,980	26	0
	10/2021		$2,034	RUB	152,978	62	0
	11/2021	JPY	217,512		$1,950	0	(5)
	12/2021	PEN	1,462		394	41	0
	12/2021		$916	CNH	5,954	3	0
	12/2021		3,105	CNY	20,207	11	0
	12/2021		7,351	IDR	105,590,310	0	(37)
	12/2021		9,542	INR	709,466	9	(70)
	12/2021	ZAR	153,014		$10,688	623	0

SSB	10/2021	BRL	45,300		8,501	183	0
	10/2021		$2,625	GBP	1,915	0	(45)
	11/2021		8,462	BRL	45,300	0	(181)
	01/2022		8,900	CLP	7,019,316	0	(322)
	02/2022		5,058		4,015,381	0	(166)
	02/2022	ZAR	4,994		$320	0	(5)

TOR	10/2021	EUR	552,252		652,316	12,615	0
	11/2021		563,957		653,951	337	0
	12/2021		$834	CNH	5,403	0	0
	12/2021		3,680	IDR	52,913,844	0	(15)
	02/2022	ZAR	10,282		$672	2	0
	03/2022		67,679		4,417	24	0

UAG	10/2021	MXN	32,584		1,603	30	0
	10/2021		$237	MXN	4,800	0	(5)
	10/2021		1,193	RUB	89,888	39	0
	10/2021	ZAR	101,435		$6,921	185	0
	11/2021		$1,127	RUB	84,355	24	0
	12/2021	ZAR	180,930		$12,471	570	0

Total Forward Foreign Currency Contracts						$39,442	$(25,326)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC CDX.IG-36 5-Year Index	Buy	0.700%	10/20/2021	86,000	$ 135	$ 9

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
SAL	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2051	$103.688	10/14/2021	5,000	$8	$1

Total Purchased Options					$143	$10

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000%	10/20/2021	5,800	$(26)	$(2)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	6,900	(33)	(9)
	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	11/17/2021	5,500	(29)	(8)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	4,900	(22)	(25)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	11/17/2021	27,000	(24)	(8)

BPS	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	7,200	(31)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	54,200	(53)	(34)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	11/17/2021	5,800	(29)	(10)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	29,700	(37)	(8)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	129,300	(149)	(147)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	10/20/2021	12,100	(57)	(7)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	6,200	(31)	(3)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	11/17/2021	11,900	(59)	(26)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	18,000	(83)	(69)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	147

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	3.750%	01/19/2022	20,800	$(119)	$(143)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	38,340	(43)	(2)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	11/17/2021	27,000	(31)	(10)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	27,200	(30)	(8)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	27,500	(31)	(7)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	23,900	(28)	(15)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.750	01/19/2022	28,500	(39)	(33)

CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	7,300	(33)	(2)

DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	18,700	(76)	(20)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	4,400	(20)	(22)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	60,400	(52)	(38)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	44,700	(52)	(57)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	8,000	(38)	(4)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	9,700	(44)	(37)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	53,700	(61)	(14)

FBF	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	8,300	(8)	(1)

GST	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	10/20/2021	13,100	(53)	(5)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	12,200	(60)	(16)
	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	12/15/2021	14,900	(54)	(34)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	27,500	(28)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	10/20/2021	27,600	(27)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	27,300	(29)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	5,800	(6)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	13,600	(14)	(5)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	11/17/2021	27,700	(28)	(6)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	30,200	(31)	(16)

JPM	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	12/15/2021	18,900	(57)	(57)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	10/20/2021	86,000	(82)	(5)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	28,100	(34)	(2)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	28,500	(31)	(9)

MYC	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000	11/17/2021	11,800	(47)	(11)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	71,900	(72)	(24)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	61,400	(78)	(79)

						$ (2,099)	$ (1,047)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus INR	INR	81.000	04/27/2022	2,071	$(34)	$(7)

GLM	Call - OTC USD versus CAD	CAD	1.265	02/11/2022	19,880	(199)	(335)

MYI	Call - OTC USD versus INR	INR	81.500	04/22/2022	7,776	(137)	(24)

UAG	Call - OTC USD versus INR		81.000	05/02/2022	2,067	(31)	(8)

						$(401)	$(374)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.245%	10/22/2021	8,000	$(21)	$(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.545	10/22/2021	8,000	(22)	(65)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.235	10/20/2021	8,000	(23)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.535	10/20/2021	8,000	(23)	(65)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.325	11/29/2021	8,100	(28)	(22)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.825	11/29/2021	8,100	(28)	(31)

DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.940	12/30/2021	29,100	(65)	(58)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.380	12/30/2021	29,100	(65)	(76)

FAR	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.945	12/29/2021	20,300	(50)	(42)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.385	12/29/2021	20,300	(50)	(50)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200	10/01/2021	10,800	(31)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	10/01/2021	10,800	(31)	(62)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.235	10/13/2021	10,900	(26)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.535	10/13/2021	10,900	(26)	(72)

NGF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.573	10/14/2021	1,500	(10)	(8)

							$ (499)	$(555)

148	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	$101.578	11/03/2021	13,000	$(54)	$(5)

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.531	11/03/2021	19,500	(71)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.609	11/03/2021	12,300	(35)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.555	12/06/2021	12,500	(49)	(45)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.555	12/06/2021	12,500	(27)	(51)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.602	10/07/2021	11,300	(36)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.813	10/07/2021	4,500	(12)	0

JPM	Put - OTC Ginnie Mae, TBA 2.500% due 10/01/2051	102.430	10/14/2021	21,500	(44)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.672	10/07/2021	5,300	(19)	(25)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.188	10/07/2021	5,000	(34)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.688	10/07/2021	15,000	(30)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.734	10/07/2021	5,300	(7)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.672	10/07/2021	5,300	(12)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.336	11/03/2021	13,000	(49)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.473	11/03/2021	5,500	(17)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.508	11/03/2021	13,000	(53)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.531	11/03/2021	12,300	(35)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.547	11/03/2021	5,500	(19)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.563	11/03/2021	12,300	(35)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.734	10/07/2021	11,000	(31)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.766	10/07/2021	11,000	(31)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.906	10/07/2021	11,700	(29)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	104.320	10/07/2021	7,200	(13)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2051	103.375	11/03/2021	15,000	(70)	(27)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 12/01/2051	103.988	12/06/2021	11,500	(20)	(22)

SAL	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.648	10/14/2021	1,000	(2)	(1)
	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.781	10/14/2021	11,000	(27)	(13)
	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.938	10/14/2021	2,000	(4)	(3)
	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2051	100.469	11/12/2021	1,000	(4)	(3)
	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2051	100.953	11/12/2021	5,500	(12)	(25)
	Put - OTC Ginnie Mae, TBA 2.500% due 10/01/2051	102.281	10/14/2021	10,000	(16)	(3)
	Put - OTC Ginnie Mae, TBA 2.500% due 11/01/2051	103.070	11/12/2021	5,500	(11)	(22)
	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2051	103.719	10/14/2021	25,000	(24)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.031	10/07/2021	3,500	(17)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.813	10/07/2021	31,200	(116)	(180)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.727	10/07/2021	5,400	(8)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.031	10/07/2021	3,500	(10)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.750	10/07/2021	4,000	(8)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.813	10/07/2021	27,800	(56)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.656	11/03/2021	11,000	(39)	(36)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.859	11/03/2021	22,600	(60)	(90)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.414	11/03/2021	23,500	(61)	(78)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.000	11/03/2021	14,500	(68)	(19)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.156	11/03/2021	11,000	(39)	(11)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.367	11/03/2021	6,700	(17)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.391	11/03/2021	14,000	(29)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.438	11/03/2021	3,000	(8)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.484	11/03/2021	2,500	(8)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.508	11/03/2021	5,500	(20)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.563	11/03/2021	6,500	(18)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.566	11/03/2021	5,100	(16)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.656	11/03/2021	13,000	(53)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.859	11/03/2021	22,600	(26)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.891	12/06/2021	6,000	(25)	(26)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.922	12/06/2021	27,000	(99)	(119)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.156	12/06/2021	14,000	(51)	(70)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.703	12/06/2021	11,000	(38)	(75)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.891	12/06/2021	6,000	(14)	(17)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.922	12/06/2021	27,000	(55)	(73)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	101.156	12/06/2021	14,000	(28)	(28)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	101.203	12/06/2021	11,000	(34)	(21)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.977	10/07/2021	10,600	(29)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 12/01/2051	103.078	12/06/2021	5,000	(12)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 10/01/2051	104.016	10/07/2021	10,000	(10)	0

					$(2,004)	$(1,197)

Total Written Options					$(5,003)	$(3,173)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	149

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	0.550%	EUR	100	$2	$(4)	$0	$(2)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Russia Government International Bond	1.000%	Quarterly	12/20/2021	0.241%	$	300	$(12)	$13	$1	$0

BPS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.416		1,200	(15)	31	16	0

BRC	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.011		400	(19)	19	0	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.122		100	(10)	10	0	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.241		3,500	(170)	177	7	0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.409		1,600	(28)	8	0	(20)
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	1.901		5,700	(194)	(35)	0	(229)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.046		200	(2)	2	0	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.155		600	2	(5)	0	(3)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.371		100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.505		2,000	(32)	60	28	0

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.291		200	(6)	4	0	(2)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.409		1,900	(30)	6	0	(24)
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	1.901		11,700	(397)	(74)	0	(471)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.887		1,000	(15)	18	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.416		3,600	(74)	122	48	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.566		2,200	(18)	49	31	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.489		1,200	(219)	221	2	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2022	0.595		1,400	(124)	128	4	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.122		100	(4)	4	0	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.241		3,900	(131)	139	8	0
	Russia Government International Bond	1.000	Quarterly	12/20/2024	0.575		6,400	39	50	89	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.291		3,500	(149)	123	0	(26)

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.119		500	(16)	15	0	(1)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.291		4,800	(140)	104	0	(36)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.416		6,900	(101)	193	92	0

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.416		5,000	(99)	166	67	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.915		900	(7)	11	4	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.430		300	(21)	21	0	0

MYC	Barclays Bank PLC	1.000	Quarterly	12/20/2021	0.136	EUR	14,500	101	(63)	38	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	1.901	$	30,500	(1,040)	(187)	0	(1,227)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.566		1,700	(9)	33	24	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.790		200	(3)	5	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	1.016		10,000	20	(25)	0	(5)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	3.900		100	(16)	8	0	(8)

NGF	Russia Government International Bond	1.000	Quarterly	06/20/2023	0.400		11,900	(335)	462	127	0

								$(3,275)	$1,815	$592	$(2,052)

150	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	CDX.MCDX-30 5-Year Index	1.000%	Quarterly	06/20/2023	$	3,600	$89	$(45)	$44	$0

DUB	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		5,400	(127)	177	50	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		1,300	(9)	16	7	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		42,500	(338)	729	391	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		17,200	91	44	135	0
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		414,500	731	143	874	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		2,067	12	(7)	5	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		12,192	(457)	571	114	0

MEI	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		3,400	(25)	44	19	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,500	(79)	111	32	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		4,500	(27)	62	35	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		72,100	(253)	653	400	0
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		161,500	215	126	341	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		5,196	(203)	252	49	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		12,100	7	104	111	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		84,400	(83)	747	664	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		155,100	(503)	1,363	860	0

							$(959)	$5,090	$4,131	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability

AZD	Pay	3-Month CNY-CNREPOFIX	2.445%	Quarterly	06/17/2025	CNY	100,500	$0	$19	$19	$0
	Pay	3-Month CNY-CNREPOFIX	2.530	Quarterly	06/17/2025		26,415	0	17	17	0

CBK	Pay	3-Month CNY-CNREPOFIX	2.845	Quarterly	01/23/2025		19,000	0	47	47	0
	Pay	3-Month CNY-CNREPOFIX	2.850	Quarterly	01/23/2025		19,700	0	49	49	0

UAG	Pay	3-Month CNY-CNREPOFIX	2.833	Quarterly	01/23/2025		20,000	0	48	48	0

								$0	$180	$180	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	0.124% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	$15,300	$(2)	$101	$100	$(1)

BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.124% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	1,700	(1)	(6)	0	(7)

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.124% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	6,100	(1)	37	38	(2)

								$(4)	$132	$138	$(10)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Investment Grade Corporate Bond ETF	64,525	(1.516)% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2022	$5,643	$0	$2	$2	$0

Total Swap Agreements								$(4,236)	$7,215	$5,043	$(2,064)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	151

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$0	$0	$36	$36	$0	$0	$0	$0	$36	$0	$36
BOA	3,057	0	3	3,060	(1,470)	(64)	(2)	(1,536)	1,524	(1,610)	(86)
BPS	1,226	0	116	1,342	(1,780)	(121)	(1)	(1,902)	(560)	975	415
BRC	7,590	0	7	7,597	(113)	(470)	(7)	(590)	7,007	(5,420)	1,587
BSH	6,315	0	0	6,315	(7,172)	0	0	(7,172)	(857)	1,393	536
CBK	1,297	0	169	1,466	(2,475)	(121)	(252)	(2,848)	(1,382)	1,199	(183)
DUB	0	0	50	50	0	(326)	0	(326)	(276)	(180)	(456)
FAR	0	0	0	0	0	(92)	0	(92)	(92)	0	(92)
FBF	12	0	7	19	0	(1)	0	(1)	18	0	18
GLM	2,576	0	0	2,576	(4,204)	(470)	0	(4,674)	(2,098)	1,830	(268)
GSC	0	0	0	0	0	(110)	0	(110)	(110)	226	116
GST	0	0	1,704	1,704	0	(89)	(523)	(612)	1,092	(1,120)	(28)
HUS	1,406	0	92	1,498	(102)	0	(37)	(139)	1,359	(1,260)	99
IND	7	0	0	7	(96)	0	0	(96)	(89)	0	(89)
JPM	706	9	71	786	(5,402)	(189)	0	(5,591)	(4,805)	5,468	663
MEI	0	0	19	19	0	0	0	0	19	0	19
MYC	0	0	959	959	0	(114)	(1,242)	(1,356)	(397)	(854)	(1,251)
MYI	460	0	0	460	(1,644)	(24)	0	(1,668)	(1,208)	1,303	95
NGF	0	0	127	127	0	(8)	0	(8)	119	0	119
RYL	6	0	0	6	(17)	0	0	(17)	(11)	0	(11)
SAL	0	1	1,635	1,636	0	(966)	0	(966)	670	(587)	83
SCX	775	0	0	775	(112)	0	0	(112)	663	(500)	163
SSB	183	0	0	183	(719)	0	0	(719)	(536)	377	(159)
TOR	12,978	0	0	12,978	(15)	0	0	(15)	12,963	(7,240)	5,723
UAG	848	0	48	896	(5)	(8)	0	(13)	883	(910)	(27)

Total Over the Counter	$39,442	$10	$5,043	$44,495	$(25,326)	$(3,173)	$(2,064)	$(30,563)

(p)

Securities with an aggregate market value of $13,157 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

152	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$620	$620
Swap Agreements	0	79	0	0	1,912	1,991

	$0	$79	$0	$0	$2,532	$2,611

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$39,442	$0	$39,442
Purchased Options	0	9	0	0	1	10
Swap Agreements	0	4,723	2	0	318	5,043

	$0	$4,732	$2	$39,442	$319	$44,495

	$0	$4,811	$2	$39,442	$2,851	$47,106

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$572	$572
Swap Agreements	0	471	0	0	4,548	5,019

	$0	$471	$0	$0	$5,120	$5,591

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$25,326	$0	$25,326
Written Options	0	1,047	0	374	1,752	3,173
Swap Agreements	0	2,054	0	0	10	2,064

	$0	$3,101	$0	$25,700	$1,762	$30,563

	$0	$3,572	$0	$25,700	$6,882	$36,154

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(354)	$(354)
Swap Agreements	0	7,218	0	0	34,976	42,194

	$0	$7,218	$0	$0	$34,622	$41,840

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30,358	$0	$30,358
Purchased Options	0	0	0	0	(362)	(362)
Written Options	0	2,674	0	215	7,006	9,895
Swap Agreements	0	2,798	0	0	5,520	8,318

	$0	$5,472	$0	$30,573	$12,164	$48,209

	$0	$12,690	$0	$30,573	$46,786	$90,049

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3,865)	$(3,865)
Swap Agreements	0	3,907	0	0	(101,693)	(97,786)

	$0	$3,907	$0	$0	$(105,558)	$(101,651)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(24,157)	$0	$(24,157)
Purchased Options	0	(126)	0	0	(7)	(133)
Written Options	0	(7)	0	(52)	2,630	2,571
Swap Agreements	0	(1,205)	2	0	21,538	20,335

	$0	$(1,338)	$2	$(24,209)	$24,161	$(1,384)

	$0	$2,569	$2	$(24,209)	$(81,397)	$(103,035)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	153

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$832,510	$58,279	$890,789
Corporate Bonds & Notes
Banking & Finance	0	1,173,768	783	1,174,551
Industrials	0	1,397,617	1,788	1,399,405
Utilities	0	411,353	0	411,353
Convertible Bonds & Notes
Banking & Finance	0	0	3,920	3,920
Industrials	0	4,304	0	4,304
Municipal Bonds & Notes
California	0	1,302	0	1,302
Illinois	0	240	0	240
Puerto Rico	0	924	0	924
Texas	0	459	0	459
U.S. Government Agencies	0	3,513,281	0	3,513,281
U.S. Treasury Obligations	0	703,609	0	703,609
Non-Agency Mortgage-Backed Securities	0	1,250,915	79,585	1,330,500
Asset-Backed Securities	0	1,034,758	953	1,035,711
Sovereign Issues	0	838,974	0	838,974
Common Stocks
Communication Services	17,791	0	8,516	26,307
Consumer Discretionary	2	0	0	2
Energy	9,518	0	0	9,518
Financials	0	0	310	310
Industrials	0	810	11,908	12,718
Materials	0	0	2,182	2,182
Warrants
Financials	0	0	130	130
Information Technology	0	0	132	132
Preferred Securities
Banking & Finance	0	49,666	0	49,666
Industrials	0	5,565	1,700	7,265
Utilities	0	0	49,068	49,068
Real Estate Investment Trusts
Real Estate	54	0	0	54

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Short-Term Instruments
Argentina Treasury Bills	$0	$16,109	$0	$16,109
U.S. Treasury Bills	0	2,908	0	2,908

	$27,365	$11,239,072	$219,254	$11,485,691

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,757,857	$0	$0	$1,757,857

Total Investments	$1,785,222	$11,239,072	$219,254	$13,243,548

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,138,060)	$0	$(2,138,060)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	462	2,149	0	2,611
Over the counter	0	44,495	0	44,495

	$462	$46,644	$0	$47,106

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(444)	(5,147)	0	(5,591)
Over the counter	(57)	(30,506)	0	(30,563)

	$(501)	$(35,653)	$0	$(36,154)

Total Financial Derivative Instruments	$(39)	$10,991	$0	$10,952

Totals	$1,785,183	$9,112,003	$219,254	$11,116,440

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$598	$51,692	$(34)	$3	$0	$(186)	$6,256	$(50)	$58,279	$(89)
Corporate Bonds & Notes
Banking & Finance	759	0	0	0	0	24	0	0	783	24
Industrials	1,905	0	(100)	0	0	(17)	0	0	1,788	(6)
Convertible Bonds & Notes
Banking & Finance	0	3,723	0	0	0	197	0	0	3,920	197
Non-Agency Mortgage-Backed Securities	0	77,063	0	0	0	6	2,516	0	79,585	6
Asset-Backed Securities	898	0	(17)	0	0	72	0	0	953	70
Common Stocks
Communication Services	6,177	0	0	0	0	2,339	0	0	8,516	2,338
Energy(2)	4,421	1,265	0	0	0	3,141	0	(8,827)	0	0
Financials	996	0	(664)	0	0	(22)	0	0	310	(686)
Industrials	13,075	0	(1,265)	0	0	908	0	(810)	11,908	718
Materials(3)	2,086	0	0	0	0	96	0	0	2,182	96
Warrants
Financials	0	141	0	0	0	(11)	0	0	130	(11)
Information Technology(4)	104	0	0	0	0	28	0	0	132	28
Preferred Securities
Industrials	0	1,884	0	0	0	(184)	0	0	1,700	(184)
Utilities	49,804	0	(383)	0	0	(353)	0	0	49,068	(736)

Totals	$80,823	$135,768	$(2,463)	$3	$0	$6,038	$8,772	$(9,687)	$219,254	$1,765

154	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs	Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$51,930	Proxy Pricing	Base Price	%	99.000-99.250	99.057
	6,349	Third Party Vendor	Broker Quote		60.000-99.625	99.008
Corporate Bonds & Notes
Banking & Finance	783	Other Valuation Techniques(5)	—		—	—
Industrials	1,788	Discounted Cash Flow	Discount Rate		2.160	—
Convertible Bonds & Notes
Banking & Finance	3,920	Other Valuation Techniques(5)	—		—	—
Non-Agency Mortgage-Backed Securities	2,516	Other Valuation Techniques(5)	—		—	—
	77,069	Proxy Pricing	Base Price		100.000	—
Asset-Backed Securities	953	Other Valuation Techniques(5)	—		—	—
Common Stocks
Communication Services	8,516	Reference Instrument	Liquidity Discount		10.000	—
Financials	310	Other Valuation Techniques(5)	—		—	—
Industrials	11,908	Discounted Cash Flow	Discount Rate		14.000	—
Materials	2,182	Comparable Companies	EBITDA Multiple	x	8.850	—
Warrants
Financials	130	Other Valuation Techniques(5)	—		—	—
Information Technology	132	Comparable Companies	EBITDA Multiple	x	4.400	—
Preferred Securities
Industrials	1,700	Comparable Companies/ Discounted Cash Flow	Book Value/ Discount Rate	x/%	0.200/20.240	—
Utilities	49,068	Current Value Model	Purchase Price	$	27.048	—

Total	$219,254

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Industrials to Energy since prior fiscal year end.
(3)	Sector type updated from Financials to Materials since prior fiscal year end.
(4)	Security type updated from Rights to Warrants since prior fiscal year end.
(5)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	155

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Zebra Buyer LLC
TBD% due 04/21/2028		$4,100	$4,118

Total Loan Participations and Assignments (Cost $4,080)			4,118

CORPORATE BONDS & NOTES 49.3%

BANKING & FINANCE 45.5%

Abanca Corp. Bancaria S.A.
6.125% due 01/18/2029 •	EUR	1,500	1,919

ABN AMRO Bank NV
4.750% due 09/22/2027 •(d)(e)		21,000	26,761

Absa Group Ltd.
6.375% due 05/27/2026 •(d)(e)		$2,000	2,083

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 •(e)		5,000	5,228

American Express Co.
3.550% due 09/15/2026 •(d)		22,100	22,552

American International Group, Inc.
1.186% (EUR003M + 1.730%) due 03/15/2067 ~(h)	EUR	5,850	6,555
5.750% due 04/01/2048 •		$2,000	2,300

Athora Netherlands NV
7.000% due 06/19/2025 •(d)(e)	EUR	12,900	17,091

AXIS Specialty Finance LLC
4.900% due 01/15/2040 •		$7,000	7,471

Banca Monte dei Paschi di Siena SpA
5.375% due 01/18/2028 •	EUR	1,000	880
8.000% due 01/22/2030 •		2,800	2,615
8.500% due 09/10/2030 •		7,600	7,236

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(d)(e)		14,200	17,647

Banco General S.A.
5.250% due 05/07/2031 •(d)(e)		$3,700	3,746

Banco Mercantil del Norte S.A.
8.375% due 10/14/2030 •(d)(e)		17,700	20,930

Banco Santander S.A.
4.125% due 11/12/2027 •(d)(e)	EUR	8,400	10,169

Bank of Ireland Group PLC
6.000% due 09/01/2025 •(d)(e)		4,600	5,928
7.500% due 05/19/2025 •(d)(e)		15,100	20,586

Bank of Nova Scotia
3.625% due 10/27/2081 •(a)(e)(f)		$5,900	5,873
4.900% due 06/04/2025 •(d)(e)		8,500	9,159

Barclays PLC
4.375% due 03/15/2028 •(d)(e)		7,100	7,113
6.125% due 12/15/2025 •(d)(e)		40,600	44,990
6.375% due 12/15/2025 •(d)(e)	GBP	700	1,042
7.250% due 03/15/2023 •(d)(e)		6,400	9,200
7.750% due 09/15/2023 •(d)(e)		$1,400	1,530
7.875% due 03/15/2022 •(d)(e)		2,700	2,767
7.875% due 09/15/2022 •(d)(e)	GBP	1,200	1,709

BNP Paribas S.A.
4.625% due 02/25/2031 •(d)(e)		$14,900	15,254
7.000% due 08/16/2028 •(d)(e)		10,000	11,948
7.375% due 08/19/2025 •(d)(e)		10,000	11,607

CaixaBank S.A.
3.625% due 09/14/2028 •(d)(e)	EUR	10,000	11,280
5.875% due 10/09/2027 •(d)(e)		17,000	22,711

Commerzbank AG
6.500% due 10/09/2029 •(d)(e)		7,400	10,066

Cooperatieve Rabobank UA
3.100% due 06/29/2028 •(d)(e)		8,000	9,549

CPI Property Group S.A.
4.875% due 07/16/2025 •(d)		11,500	14,095

Credit Agricole S.A.
8.125% due 12/23/2025 •(d)(e)		$9,300	11,255

Credit Suisse Group AG
5.250% due 02/11/2027 •(d)(e)		16,600	17,409
6.375% due 08/21/2026 •(d)(e)		26,600	29,260
7.250% due 09/12/2025 •(d)(e)		7,800	8,647
7.500% due 12/11/2023 •(d)(e)		17,700	19,378

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Bank AG
4.500% due 04/01/2025 (e)		$4,800	$5,163
4.789% due 04/30/2025 •(d)(e)		6,200	6,266
5.882% due 07/08/2031 •(e)		23,500	27,772

DNB Bank ASA
0.372% (US0003M + 0.250%) due 11/23/2021 ~(d)		1,700	1,633

Enact Holdings, Inc.
6.500% due 08/15/2025		4,600	5,028

Erste Group Bank AG
4.250% due 10/15/2027 •(d)(e)	EUR	13,000	16,011

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$600	618

Freedom Mortgage Corp.
6.625% due 01/15/2027		5,000	4,869
8.250% due 04/15/2025		1,506	1,538

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(d)		10,000	10,038

Hongkong & Shanghai Banking Corp. Ltd.
0.375% (US0003M + 0.188%) due 10/27/2021 ~(d)		400	380

HSBC Bank PLC
0.417% (US0006M + 0.250%) due 12/31/2021 ~(d)		8,720	8,275
0.600% due 12/15/2021 •(d)		1,700	1,612
0.750% due 03/31/2022 •(d)		5,700	5,405

HSBC Holdings PLC
4.000% due 03/09/2026 •(d)(e)		5,600	5,628
4.600% due 12/17/2030 •(d)(e)		12,200	12,227
4.700% due 03/09/2031 •(d)(e)		7,500	7,622
5.250% due 09/16/2022 •(d)(e)	EUR	900	1,077
6.000% due 05/22/2027 •(d)(e)		$25,500	28,018
6.250% due 03/23/2023 •(d)(e)		1,000	1,044
6.500% due 03/23/2028 •(d)(e)		17,800	20,084

HVB Funding Trust
7.760% due 10/13/2036	GBP	4,986	10,667

ING Groep NV
4.875% due 05/16/2029 •(d)(e)		$12,000	12,520
5.750% due 11/16/2026 •(d)(e)		14,500	15,881
6.500% due 04/16/2025 •(d)(e)		21,048	23,255
6.875% due 04/16/2022 •(d)(e)		200	206

Intesa Sanpaolo SpA
5.500% due 03/01/2028 •(d)(e)	EUR	5,000	6,436
5.875% due 09/01/2031 •(d)(e)		16,200	21,991
7.700% due 09/17/2025 •(d)(e)		$4,400	4,983
7.750% due 01/11/2027 •(d)(e)	EUR	7,150	10,121

Ladder Capital Finance Holdings LLLP
4.750% due 06/15/2029		$6,000	5,965

LeasePlan Corp. NV
7.375% due 05/29/2024 •(d)(e)	EUR	7,400	9,621

Legal & General Group PLC
5.625% due 03/24/2031 •(d)(e)	GBP	3,500	5,285

LFS Topco LLC
5.875% due 10/15/2026		$400	413

Liberty Mutual Group, Inc.
3.625% due 05/23/2059 •(h)	EUR	4,100	4,972
4.125% due 12/15/2051 •		$7,000	7,198
4.300% due 02/01/2061		5,100	4,855

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	700	819

Lloyds Bank PLC
0.438% (US0006M + 0.250%) due 12/21/2021 ~(d)		$5,300	5,287

Lloyds Banking Group PLC
6.750% due 06/27/2026 •(d)(e)		300	345
7.500% due 06/27/2024 •(d)(e)		9,700	10,864
7.500% due 09/27/2025 •(d)(e)		17,360	20,147

Midcap Financial Issuer Trust
6.500% due 05/01/2028		5,140	5,376

Nationstar Mortgage Holdings, Inc.
6.000% due 01/15/2027		5,200	5,450

Nationwide Building Society
5.750% due 06/20/2027 •(d)(e)	GBP	4,500	6,720
5.875% due 12/20/2024 •(d)(e)		400	588

Natwest Group PLC
4.600% due 06/28/2031 •(d)(e)		$17,400	17,527
5.125% due 05/12/2027 •(d)(e)	GBP	1,500	2,173

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 12/29/2025 •(d)(e)		$26,600	$29,835
8.000% due 08/10/2025 •(d)(e)		9,800	11,589

Nordea Bank Abp
3.750% due 03/01/2029 •(d)(e)		12,400	12,229

Nova Ljubljanska Banka dd
3.400% due 02/05/2030 •	EUR	14,800	17,100
3.650% due 11/19/2029 •		8,000	9,133

Nykredit Realkredit A/S
4.125% due 04/15/2026 •(d)(e)		2,600	3,227

OneMain Finance Corp.
3.875% due 09/15/2028		$11,000	10,945

PennyMac Financial Services, Inc.
4.250% due 02/15/2029		6,400	6,103
5.750% due 09/15/2031		1,600	1,600

Permanent TSB Group Holdings PLC
2.125% due 09/26/2024 •	EUR	3,100	3,674
3.000% due 08/19/2031 •		4,800	5,761

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(d)		$20,000	20,000

Santander UK Group Holdings PLC
4.750% due 09/15/2025		8,200	9,138
6.750% due 06/24/2024 •(d)(e)	GBP	4,400	6,525
7.375% due 06/24/2022 •(d)(e)		200	279

Sitka Holdings LLC
5.250% due 07/06/2026 •		$5,800	5,887

Societe Generale S.A.
4.750% due 05/26/2026 •(d)(e)		4,200	4,302
5.375% due 11/18/2030 •(d)(e)		9,600	10,302
6.750% due 04/06/2028 •(d)(e)		11,760	13,252
7.375% due 10/04/2023 •(d)(e)		500	542
8.000% due 09/29/2025 •(d)(e)		1,450	1,699

Standard Chartered PLC
4.750% due 01/14/2031 •(d)(e)		6,900	6,965
6.000% due 07/26/2025 •(d)(e)		4,500	4,947
7.500% due 04/02/2022 •(d)(e)		6,300	6,485

Svenska Handelsbanken AB
4.750% due 03/01/2031 •(d)(e)		3,000	3,203

Swedbank AB
4.000% due 03/17/2029 •(d)(e)		7,400	7,369
6.000% due 03/17/2022 •(d)(e)		200	204

Swiss Re Finance UK PLC
2.714% due 06/04/2052 •	EUR	1,500	1,903

Textron Financial Corp.
1.860% (US0003M + 1.735%) due 02/15/2067 ~		$13,042	11,404

UBS AG
5.125% due 05/15/2024 (e)		10,000	10,951

UBS Group AG
4.375% due 02/10/2031 •(d)(e)		4,100	4,152
5.125% due 07/29/2026 •(d)(e)		12,400	13,477
5.750% due 02/19/2022 •(d)(e)	EUR	400	471
7.000% due 02/19/2025 •(d)(e)		$7,400	8,441

UniCredit SpA
2.569% due 09/22/2026 •		1,900	1,933
3.127% due 06/03/2032 •		8,100	8,214
5.459% due 06/30/2035 •		12,900	14,244
7.500% due 06/03/2026 •(d)(e)	EUR	3,100	4,239
9.250% due 06/03/2022 •(d)(e)		1,800	2,196

Unipol Gruppo SpA
3.250% due 09/23/2030		1,200	1,619

USB Realty Corp.
1.273% (US0003M + 1.147%) due 01/15/2022 ~(d)		$6,567	5,625

Virgin Money UK PLC
7.875% due 12/14/2028 •	GBP	1,750	2,666
9.250% due 06/08/2024 •(d)(e)		6,300	9,727

			1,161,069

INDUSTRIALS 2.2%

AA Bond Co. Ltd.
6.500% due 01/31/2026		1,900	2,696

Abertis Infraestructuras Finance BV
2.625% due 01/26/2027 •(d)	EUR	4,700	5,385

Altice France S.A.
5.500% due 10/15/2029 (a)		$7,100	7,037

156	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atlantia SpA
1.875% due 02/12/2028	EUR	3,800	$4,589

CGG S.A.
8.750% due 04/01/2027		$3,200	3,225

Enbridge, Inc.
5.500% due 07/15/2077 •		7,000	7,505
6.250% due 03/01/2078 •		2,000	2,231

IM Group S.A.S.
6.625% due 03/01/2025	EUR	500	602

South Jersey Industries, Inc.
5.020% due 04/15/2031		$10,000	10,897

Summer BC Bidco B LLC
5.500% due 10/31/2026		200	205

Volkswagen International Finance NV
3.875% due 06/17/2029 •(d)	EUR	7,900	10,167

			54,539

UTILITIES 1.6%

CMS Energy Corp.
3.750% due 12/01/2050 •		$2,000	2,025
4.750% due 06/01/2050 •		6,000	6,765

Transcanada Trust
5.500% due 09/15/2079 •		5,000	5,531

Vodafone Group PLC
5.125% due 06/04/2081 •		6,850	7,063
7.000% due 04/04/2079 •		15,400	18,851

			40,235

Total Corporate Bonds & Notes (Cost $1,196,447)			1,255,843

CONVERTIBLE BONDS & NOTES 0.2%

BANKING & FINANCE 0.2%

Credit Suisse Group Guernsey Ltd.
3.000% due 11/12/2021 «	CHF	4,200	4,842

Total Convertible Bonds & Notes (Cost $4,599)			4,842

		SHARES
COMMON STOCKS 3.3%

FINANCIALS 3.3%

Bank of America Corp.		426,880	18,121

BNP Paribas S.A.		192,600	12,369

Goldman Sachs Group, Inc.		24,908	9,416

HSBC Holdings PLC		2,298,500	12,080

JPMorgan Chase & Co.		76,700	12,555

UniCredit SpA		481,400	6,413

Wells Fargo & Co.		300,396	13,941

Total Common Stocks (Cost $78,061)			84,895

PREFERRED SECURITIES 36.9%

BANKING & FINANCE 33.9%

Abanca Corp. Bancaria S.A.
6.000% due 01/20/2026 •(d)(e)		2,400,000	2,994
7.500% due 10/02/2023 •(d)(e)		1,400,000	1,757

Aircastle Ltd.
5.250% due 06/15/2026 •(d)		5,200,000	5,322

Ally Financial, Inc.
4.700% due 05/15/2028 •(d)		5,000,000	5,237

American AgCredit Corp.
5.250% due 06/15/2026 •(d)		5,000,000	5,100

Banco Bilbao Vizcaya Argentaria S.A.
6.000% due 01/15/2026 •(d)(e)		12,400,000	16,405
6.500% due 03/05/2025 •(d)(e)		5,200,000	5,668

	SHARES	MARKET VALUE (000S)

Banco Santander S.A.
4.375% due 01/14/2026 •(d)(e)	3,600,000	$4,364

Bank of America Corp.
4.300% due 01/28/2025 •(d)	2,000,000	2,037
5.875% due 03/15/2028 •(d)	56,210,000	64,226

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(d)	13,000,000	14,300

Bankinter S.A.
6.250% due 01/17/2026 •(d)(e)	3,200,000	4,233

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(d)	2,000,000	1,802

CaixaBank S.A.
5.250% due 03/23/2026 •(d)(e)	14,000,000	17,346
6.375% due 09/19/2023 •(d)(e)	5,000,000	6,269
6.750% due 06/13/2024 •(d)(e)	7,000,000	9,106

Capital One Financial Corp.
3.950% due 09/01/2026 •(d)	5,000,000	5,162

Charles Schwab Corp.
4.000% due 06/01/2026 •(d)	15,000,000	15,675
4.000% due 12/01/2030 •(d)	30,000,000	30,982
5.000% due 12/01/2027 •(d)	11,875,000	12,669
5.375% due 06/01/2025 •(d)	17,500,000	19,491

Citigroup, Inc.
3.875% due 02/18/2026 •(d)	5,000,000	5,119
4.000% due 12/10/2025 •(d)	15,700,000	16,308
4.700% due 01/30/2025 •(d)	15,000,000	15,366
5.000% due 09/12/2024 •(d)	100,000	105
5.900% due 02/15/2023 •(d)	5,000,000	5,225
5.950% due 05/15/2025 •(d)	13,500,000	14,766
6.300% due 05/15/2024 •(d)	27,554,000	29,813

Citizens Financial Group, Inc.
4.000% due 10/06/2026 •(d)	8,500,000	8,723
5.650% due 10/06/2025 •(d)	10,000,000	11,263
6.375% due 04/06/2024 •(d)	8,400,000	8,997

CoBank ACB
6.250% (US0003M + 4.557%) due 10/01/2022 ~(d)	2,000	209

Compeer Financial ACA
4.875% due 08/15/2026 •(d)	5,000,000	5,100

Depository Trust & Clearing Corp.
3.375% due 06/20/2026 •(d)	10,000,000	10,216

Discover Financial Services
5.500% due 10/30/2027 •(d)	9,000,000	9,790
6.125% due 06/23/2025 •(d)	5,000,000	5,616

Farm Credit Bank of Texas
6.200% due 06/15/2028 •(d)	7,000,000	7,721

Goldman Sachs Group, Inc.
3.800% due 05/10/2026 •(d)	10,000,000	10,262
4.400% due 02/10/2025 •(d)	13,500,000	13,989
5.000% due 11/10/2022 •(d)	31,900,000	32,299

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(d)	3,913,000	7,336

JPMorgan Chase & Co.
3.599% (US0003M + 3.470%) due 01/30/2022 ~(d)	7,815,000	7,858
4.000% due 04/01/2025 •(d)	6,200,000	6,230
4.200% due 09/01/2026 (d)	200,000	5,050
4.600% due 02/01/2025 •(d)	53,800,000	55,078
4.625% due 06/01/2026 (d)	200,000	5,280
5.000% due 08/01/2024 •(d)	2,500,000	2,611
6.100% due 10/01/2024 •(d)	16,400,000	17,834

Morgan Stanley
4.875% due 01/15/2025 (d)	280,000	7,560
5.300% due 12/15/2025 •(d)	12,500,000	13,304
5.850% (US0003M + 3.491%) due 04/15/2027 ~(d)	361,506	10,711
5.875% due 09/15/2026 •(d)	7,600,000	8,772

Nationwide Building Society
10.250% ~	73,204	19,332

Regions Financial Corp.
5.750% due 06/15/2025 •(d)	5,000,000	5,589

Stichting AK Rabobank Certificaten
19.437% due 12/29/2049 þ(d)	31,639,725	52,800

SVB Financial Group
4.100% due 02/15/2031 •(d)	28,200,000	29,125
5.250% due 02/15/2025 (d)	205,000	5,568

	SHARES	MARKET VALUE (000S)

Truist Financial Corp.
4.950% due 09/01/2025 •(d)	10,000,000	$10,948
5.050% due 12/15/2024 •(d)	11,400,000	11,742
5.100% due 03/01/2030 •(d)	15,000,000	17,280

U.S. Bancorp
5.300% due 04/15/2027 •(d)	5,850,000	6,701

Wells Fargo & Co.
3.900% due 03/15/2026 •(d)	45,000,000	46,434
4.250% due 09/15/2026 (d)	200,000	5,008
4.750% due 03/15/2025 (d)	150,000	3,928
5.900% due 06/15/2024 •(d)	38,032,000	40,956

		864,067

INDUSTRIALS 0.9%

Energy Transfer LP
6.750% due 05/15/2025 •(d)	3,000,000	3,075
7.125% due 05/15/2030 •(d)	7,000,000	7,359

General Electric Co.
3.446% (US0003M + 3.330%) due 12/15/2021 ~(d)	12,795,000	12,552

		22,986

UTILITIES 2.1%

AT&T Mobility LLC
7.000% due 10/20/2022 «(d)(f)	588,030	15,445

AT&T, Inc.
2.875% due 03/02/2025 •(d)	6,700,000	7,864

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(d)	8,900,000	9,440

Duke Energy Corp.
4.875% due 09/16/2024 •(d)	4,070,000	4,360

Sempra Energy
4.875% due 10/15/2025 •(d)	16,200,000	17,618

		54,727

Total Preferred Securities (Cost $884,113)		941,780

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.6%

REPURCHASE AGREEMENTS (g) 1.5%
		38,168

U.S. TREASURY BILLS 0.1%
0.042% due 02/17/2022 (b)(c)	$3,185	3,184

Total Short-Term Instruments (Cost $41,352)		41,352

Total Investments in Securities (Cost $2,208,652)		2,332,830

	SHARES
INVESTMENTS IN AFFILIATES 7.5%

SHORT-TERM INSTRUMENTS 7.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.5%

PIMCO Short-Term Floating NAV Portfolio III	19,471,284	192,026

Total Short-Term Instruments (Cost $191,979)		192,026

Total Investments in Affiliates (Cost $191,979)		192,026

Total Investments 99.0% (Cost $2,400,631)		$2,524,856

Financial Derivative Instruments (i)(j) 0.5% (Cost or Premiums, net $(878))		11,963

Other Assets and Liabilities, net 0.5%		13,003

Net Assets 100.0%		$2,549,822

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	157

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund	(Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$ 15,664	$15,445	0.61%
Bank of Nova Scotia	3.625	10/27/2081	09/29/2021	5,900	5,873	0.23

				$ 21,564	$21,318	0.84%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$38,168	U.S. Treasury Notes 0.125% - 1.625% due 09/30/2022 - 12/15/2022	$(38,931)	$38,168	$38,168

Total Repurchase Agreements						$(38,931)	$38,168	$38,168

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
DBL	(0.280)%	11/24/2020	TBD	(2)	EUR (4,694)	$(5,424)
	(0.220)	11/24/2020	TBD	(2)	(3,811)	(4,405)

Total Reverse Repurchase Agreements						$(9,829)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
DBL	$0	$(9,829)	$0	$(9,829)	$10,861	$1,032
FICC	38,168	0	0	38,168	(38,931)	(763)

Total Borrowings and Other Financing Transactions	$38,168	$(9,829)	$0

158	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(9,829)	$(9,829)

Total Borrowings	$0	$0	$0	$(9,829)	$(9,829)

Payable for reverse repurchase agreements					$(9,829)

(h)	Securities with an aggregate market value of $11,527 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(25,528) at a weighted average interest rate of (0.170%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2021	147	$32,348	$(17)	$6	$0
U.S. Treasury 5-Year Note December Futures	12/2021	1,635	200,683	(1,018)	140	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	193	36,875	(1,611)	0	(30)
United Kingdom Long Gilt December Futures	12/2021	14	2,361	(71)	2	(10)

				$(2,717)	$148	$(40)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2021	237	$(46,621)	$645	$91	$(79)
Euro-Buxl 30-Year Bond December Futures	12/2021	103	(24,261)	666	155	(69)
U.S. Treasury 10-Year Note December Futures	12/2021	1,199	(157,800)	1,942	0	(169)

				$3,253	$246	$(317)

Total Futures Contracts				$536	$394	$(357)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(1)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	03/16/2024	GBP	100,800	$(569)	$(577)	$(1,146)	$0	$(64)
Pay(1)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	03/16/2027		37,800	(221)	(619)	(840)	0	(77)
Receive(1)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2032		17,200	(132)	648	516	78	0
Receive(1)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		17,800	(263)	1,860	1,597	266	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	$	11,700	673	154	827	0	(27)
Receive(1)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2027	EUR	100	0	1	1	0	0
Receive(1)	6-Month EUR-EURIBOR	0.500	Annual	03/16/2052		8,800	(366)	370	4	30	0

							$(878)	$1,837	$959	$374	$(168)

Total Swap Agreements							$(878)	$1,837	$959	$374	$(168)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	159

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$394	$374	$768	$0	$(357)	$(168)	$(525)

Cash of $10,647 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021		$4,560	EUR	3,873	$0	$(74)
	10/2021		101,951	GBP	75,399	0	(357)
	11/2021	GBP	75,399		$101,956	358	0

BPS	10/2021	AUD	316		232	3	0
	10/2021	CHF	4,151		4,546	92	0
	10/2021	EUR	18,727		22,068	376	0
	10/2021	GBP	1,227		1,682	29	0

CBK	10/2021	EUR	20,338		24,124	566	0
	10/2021	GBP	8,511		11,776	308	0
	10/2021		$6,771	EUR	5,743	0	(119)

HUS	10/2021	EUR	21,480		$25,374	493	0
	10/2021		$1,665	EUR	1,421	0	(19)
	10/2021		1,013	GBP	739	0	(17)

SCX	10/2021	EUR	316,592		$373,955	7,230	0
	10/2021	GBP	66,400		90,994	1,526	0
	11/2021	EUR	371,638		430,942	222	0

TOR	10/2021		47,182		55,731	1,078	0

	11/2021		41,644		48,290	25	0

Total Forward Foreign Currency Contracts						$12,306	$(586)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$358	$0	$0	$358	$(431)	$0	$0	$(431)	$(73)	$0	$(73)
BPS	500	0	0	500	0	0	0	0	500	(260)	240
CBK	874	0	0	874	(119)	0	0	(119)	755	(640)	115
HUS	493	0	0	493	(36)	0	0	(36)	457	0	457
SCX	8,978	0	0	8,978	0	0	0	0	8,978	(7,960)	1,018
TOR	1,103	0	0	1,103	0	0	0	0	1,103	(510)	593

Total Over the Counter	$12,306	$0	$0	$12,306	$(586)	$0	$0	$(586)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

160	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$394	$394
Swap Agreements	0	0	0	0	374	374

	$0	$0	$0	$0	$768	$768

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,306	$0	$12,306

	$0	$0	$0	$12,306	$768	$13,074

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$357	$357
Swap Agreements	0	0	0	0	168	168

	$0	$0	$0	$0	$525	$525

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$586	$0	$586

	$0	$0	$0	$586	$525	$1,111

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,112	$1,112
Swap Agreements	0	0	0	0	792	792

	$0	$0	$0	$0	$1,904	$1,904

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,722	$0	$12,722

	$0	$0	$0	$12,722	$1,904	$14,626

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(730)	$(730)
Swap Agreements	0	0	0	0	(2,160)	(2,160)

	$0	$0	$0	$0	$(2,890)	$(2,890)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,401)	$0	$(5,401)

	$0	$0	$0	$(5,401)	$(2,890)	$(8,291)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	161

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund	(Cont.)	September 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$4,118	$0	$4,118
Corporate Bonds & Notes
Banking & Finance	0	1,161,069	0	1,161,069
Industrials	0	54,539	0	54,539
Utilities	0	40,235	0	40,235
Convertible Bonds & Notes
Banking & Finance	0	0	4,842	4,842
Common Stocks
Financials	84,895	0	0	84,895
Preferred Securities
Banking & Finance	43,105	820,962	0	864,067
Industrials	0	22,986	0	22,986
Utilities	0	39,282	15,445	54,727
Short-Term Instruments
Repurchase Agreements	0	38,168	0	38,168
U.S. Treasury Bills	0	3,184	0	3,184

	$128,000	$2,184,543	$20,287	$2,332,830

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$192,026	$0	$0	$192,026

Total Investments	$320,026	$2,184,543	$20,287	$2,524,856

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$248	$520	$0	$768
Over the counter	0	12,306	0	12,306

	$248	$12,826	$0	$13,074

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(158)	(367)	0	(525)
Over the counter	0	(586)	0	(586)

	$(158)	$(953)	$0	$(1,111)

Total Financial Derivative Instruments	$90	$11,873	$0	$11,963

Totals	$320,116	$2,196,416	$20,287	$2,536,819

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

162	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Notes to Financial Statements	September 30, 2021	(Unaudited)

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class C-2 shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	163

Notes to Financial Statements	(Cont.)

on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Diversified Income Fund	Daily	Monthly

PIMCO ESG Income Fund	Daily	Monthly

PIMCO High Yield Spectrum Fund	Daily	Monthly

PIMCO Long-Term Credit Bond Fund	Daily	Monthly

PIMCO Low Duration Credit Fund	Daily	Monthly

PIMCO Low Duration Income Fund	Daily	Monthly

PIMCO Credit Opportunities Bond Fund	Quarterly	Quarterly

PIMCO Preferred and Capital Securities Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

164	PIMCO CREDIT BOND FUNDS

September 30, 2021	(Unaudited)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate their NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	165

Notes to Financial Statements	(Cont.)

significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

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∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes

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Notes to Financial Statements	(Cont.)

obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed-through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

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The Current Value model is utilized for securities that are typically held at cost in the period of the initial investment, and potentially longer if the security is in an early-stage company that has made no material progress on its business plan. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Diversified Income Fund	$32,046	$144	$0	$0	$(57)	$32,133	$145	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Credit Opportunities Bond Fund	$87,527	$123,777	$(119,800)	$(1)	$20	$91,523	$77	$0

PIMCO Diversified Income Fund	460,936	573,681	(602,400)	(13)	104	432,308	381	0

PIMCO High Yield Spectrum Fund	39,266	144,344	(95,201)	(5)	14	88,418	44	0

PIMCO Long-Term Credit Bond Fund	55,745	387,906	(443,500)	(13)	5	143	6	0

PIMCO Low Duration Credit Fund	24,973	206,128	(179,200)	(5)	8	51,904	28	0

PIMCO Low Duration Income Fund	34,466	4,605,241	(2,882,101)	5	246	1,757,857	441	0

PIMCO Preferred and Capital Securities Fund	78,277	547,024	(433,300)	(13)	38	192,026	124	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured

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financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential

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mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require a Fund to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit  The PIMCO High Yield Spectrum Fund and PIMCO Low Duration Credit Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Funds pay financing charges based on a combination of a London Interbank Offered Rate-based variable rate plus a credit spread. The Funds also pay a fee of 0.15% per annum on the unused maximum available commitment amounts. As of September 30, 2021, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statements of Assets and Liabilities. Interest and commitment and upfront fees, if any, paid by the Funds are disclosed as part of the interest expense on the Statements of Operations.

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During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Funds	Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

PIMCO High Yield Spectrum Fund	$15,000,000	08/30/2022	$23,824

PIMCO Low Duration Credit Fund	$28,000,000	08/30/2022	$57,759

*	Maximum available commitment prior to renewal on August 31, 2021, for PIMCO High Yield Spectrum Bond and PIMCO Low Duration Credit Fund was $19,000,000 and $47,000,000, respectively.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund

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Notes to Financial Statements	(Cont.)

Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended September 30, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

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(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the

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Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal

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shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

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Notes to Financial Statements	(Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund	PIMCO Preferred and Capital Securities Fund

New Fund	—	—	X	—	—	—	—	—

Small Fund	—	—	X	—	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

Capital Securities	—	—	—	—	—	—	—	X

Preferred Securities	—	—	—	—	—	—	—	X

Concentration in Banking Industries	—	—	—	—	—	—	—	X

Contingent Convertible Securities	—	—	X	—	—	—	X	X

High Yield	X	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	—	X	—	X	—

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	—	X	X

Leveraging	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X

Subsidiary	—	—	—	—	—	—	—	X

Regulation S Securities	—	—	—	—	—	—	—	X

Short Exposure	X	X	X	X	X	X	X	X

Convertible Securities	X	—	—	—	—	—	—	—

Senior Loan	X	—	—	—	—	X	—	—

Distribution Rate	—	—	X	—	—	—	X	—

Environmental, Social and Governance Investing	—	—	X	—	—	—	—	—

LIBOR Transition	X	X	X	—	X	X	X	X

“Covenant-lite” Obligations	—	—	—	—	—	X	—	—

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Capital Securities Risk  is the risk that the value of securities issued by U.S. and non-U.S. financial institutions that can be used to satisfy their regulatory capital requirements may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates. By investing under normal circumstances at least 80% of its assets in a combination of preferred securities and Capital Securities, the PIMCO Preferred and Capital Securities Fund will be more susceptible to these risks than a fund that does not invest in Capital Securities to the same extent as the Fund.

Preferred Securities Risk  is the risk that preferred securities may be subject to greater credit or other risks than senior debt instruments. In addition, preferred securities are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.

Concentration in Banking Industries Risk  is the risk of concentrating in industries related to banking, including interest rate risk, market risk, the risk of heightened competition and the risk that legislation and other government actions could adversely affect such industries.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt.    High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

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Notes to Financial Statements	(Cont.)

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Regulation S Securities Risk  is the risk that Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Senior Loan Risk  is the risk that investing in senior loans, including bank loans, exposes a Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund may have to reinvest the proceeds in instruments that pay lower interest rates. To the extent the Fund invests in senior loans that are covenant-lite obligations, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in traditional loans

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Environmental, Social and Governance Investing Risk  is the risk that, because a Fund’s ESG strategy may select or exclude securities of certain issuers for reasons other than performance, a Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments

180	PIMCO CREDIT BOND FUNDS

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that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

“Covenant-lite” Obligations Risk  is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a

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Notes to Financial Statements	(Cont.)

Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

182	PIMCO CREDIT BOND FUNDS

September 30, 2021	(Unaudited)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A		Class C	Class C-2
PIMCO Credit Opportunities Bond Fund	0.60%	0.30%	0.40%	0.50%	(2)*	N/A	0.45%		0.45%	N/A
PIMCO Diversified Income Fund	0.45%	0.30%	0.40%	0.50%	(2)	0.30%	0.45%		0.45%	N/A
PIMCO ESG Income Fund	0.25%	0.25%	0.35%	0.45%	(2)	N/A	0.40%		0.40%	N/A
PIMCO High Yield Spectrum Fund	0.30%	0.30%	0.40%	0.50%	(2)	N/A	0.40%		0.40%	N/A
PIMCO Long-Term Credit Bond Fund	0.30%	0.25%	0.35%	N/A		N/A	0.40%	*	N/A	N/A
PIMCO Low Duration Credit Fund	0.40%	0.30%	0.40%	N/A		N/A	0.35%		0.35%	N/A
PIMCO Low Duration Income Fund	0.30%	0.20%	0.30%	0.40%	(2)	N/A	0.35%		0.35%	0.35%
PIMCO Preferred and Capital Securities Fund(1)	0.44%	0.35%	0.45%	0.55%	(2)	N/A	0.45%		0.45%	N/A

(1)

PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(2)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class C-2 shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class C-2 shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.50% for Class C-2 shares, and in connection with personal services rendered to Class A, Class C and Class C-2 shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class C-2 shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

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Notes to Financial Statements	(Cont.)

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO Low Duration Income Fund	0.30%	0.25%

All Other Funds	0.75%	0.25%
Class C-2

PIMCO Low Duration Income Fund	0.50%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class C and Class C-2 shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2021, the Distributor retained $2,356,447 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Redemption Fees  Effective May 3, 2021, any redemptions of PIMCO Low Duration Credit Fund shares are no longer be subject to a redemption fee. Prior to May 3, 2021, shareholders of the PIMCO Low Duration Credit Fund were subject to a redemption fee on redemptions and exchanges of 1.00% of the NAV of the PIMCO Low Duration Credit Fund shares redeemed or exchanged. Redemption fees were charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges. Under certain circumstances, the redemption fee may be waived. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares , which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(f) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed,

184	PIMCO CREDIT BOND FUNDS

September 30, 2021	(Unaudited)

for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at September 30, 2021, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO ESG Income Fund	$0	$0	$96	$96

PIMCO Low Duration Income Fund	0	19	38	57

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of the PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO ESG Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Low Duration Income Fund and PIMCO Preferred and Capital Securities Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Diversified Income Fund	$7

PIMCO ESG Income Fund	0

PIMCO High Yield Spectrum Fund	1

PIMCO Low Duration Income Fund	46

PIMCO Preferred and Capital Securities Fund	11

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(g) Acquired Fund Fees and Expenses  PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”), has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fees it receives from the Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended September 30, 2021, the amount was $1,121,796. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2021, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Credit Opportunities Bond Fund	$1,820	$3,014

PIMCO Diversified Income Fund	91,277	141

PIMCO ESG Income Fund	1,011	0

PIMCO High Yield Spectrum Fund	6,416	1,574

PIMCO Long-Term Credit Bond Fund	19,484	81,629

PIMCO Low Duration Credit Fund	40,507	50,161

PIMCO Low Duration Income Fund	828,510	92,118

PIMCO Preferred and Capital Securities Fund	98,552	41,085

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may

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Notes to Financial Statements	(Cont.)

be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Credit Opportunities Bond Fund	$47,408	$52,335	$123,937	$79,198

PIMCO Diversified Income Fund	2,167,915	2,245,236	577,932	253,848

PIMCO ESG Income Fund	20,392	16,906	36,360	1,866

PIMCO High Yield Spectrum Fund	8,183	0	118,805	56,021

PIMCO Long-Term Credit Bond Fund	850,006	932,344	675,804	495,779

PIMCO Low Duration Credit Fund	0	0	305,750	231,844

PIMCO Low Duration Income Fund	27,603,661	27,087,918	3,109,377	1,130,630

PIMCO Preferred and Capital Securities Fund	0	0	661,300	160,485

†	A zero balance may reflect actual amounts rounding to less than one thousand.

186	PIMCO CREDIT BOND FUNDS

September 30, 2021	(Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Credit Opportunities Bond Fund				PIMCO Diversified Income Fund				PIMCO ESG Income Fund

	Six Months Ended 09/30/2021 (unaudited)		Year Ended 03/31/2021		Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021		Six Months Ended 09/30/2021 (Unaudited)		Inception date through 03/31/2021(a)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	5,450	$54,780	17,386	$169,444	44,246	$495,619	165,151	$1,820,798	4,133	$43,199	3,584	$36,867

I-2	3,589	35,873	8,470	81,135	9,382	105,191	56,864	624,877	132	1,374	137	1,420

I-3	N/A	N/A	N/A	N/A	743	8,356	2,407	26,362	155	1,622	4	44

Administrative Class	N/A	N/A	N/A	N/A	100	1,124	1,861	20,366	N/A	N/A	N/A	N/A

Class A	746	7,492	1,071	10,453	3,395	38,110	11,844	130,736	67	699	2	23

Class C	27	274	68	647	330	3,713	2,292	25,151	0	0	14	140

Class C -2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	318	3,188	618	6,098	6,405	71,877	11,675	129,038	56	583	14	145

I-2	222	2,217	348	3,420	599	6,724	1,337	14,794	2	23	0	0

I-3	N/A	N/A	N/A	N/A	42	469	78	861	1	6	0	0

Administrative Class	N/A	N/A	N/A	N/A	15	163	366	4,010	N/A	N/A	N/A	N/A

Class A	31	314	69	676	451	5,055	943	10,408	0	3	0	0

Class C	5	48	12	120	59	662	170	1,871	0	1	0	0

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(5,637)	(56,687)	(16,809)	(164,030)	(23,774)	(266,520)	(81,977)	(905,243)	(172)	(1,798)	(10)	(103)

I-2	(1,951)	(19,489)	(3,334)	(32,165)	(22,801)	(254,816)	(30,347)	(336,234)	(27)	(283)	0	0

I-3	N/A	N/A	N/A	N/A	(551)	(6,191)	(1,330)	(14,769)	(2)	(25)	0	0

Administrative Class	N/A	N/A	N/A	N/A	(92)	(1,031)	(16,855)	(190,142)	N/A	N/A	N/A	N/A

Class A	(391)	(3,932)	(1,345)	(13,269)	(4,478)	(50,264)	(9,118)	(100,372)	(25)	(262)	0	0

Class C	(42)	(419)	(269)	(2,628)	(1,049)	(11,768)	(3,867)	(43,012)	0	0	(5)	(50)

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	2,367	$23,659	6,285	$59,901	13,022	$146,473	111,494	$1,219,500	4,320	$45,142	3,740	$38,486

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	187

Notes to Financial Statements	(Cont.)

	PIMCO High Yield Spectrum Fund				PIMCO Long-Term Credit Bond Fund

	Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021		Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	13,320	$134,873	15,758	$150,819	53,098	$685,456	127,496	$1,657,609

I-2	2,524	25,490	10,940	103,496	2,298	29,310	6,512	84,387

I-3	171	1,726	321	3,226	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	655	6,618	2,000	19,050	N/A	N/A	N/A	N/A

Class C	96	970	143	1,341	N/A	N/A	N/A	N/A

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	335	3,392	556	5,350	6,204	79,858	20,005	265,843

I-2	524	5,301	991	9,549	215	2,770	845	11,228

I-3	9	95	4	44	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	107	1,078	254	2,431	N/A	N/A	N/A	N/A

Class C	8	80	28	269	N/A	N/A	N/A	N/A

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(4,612)	(46,494)	(11,086)	(105,205)	(58,056)	(745,953)	(138,210)	(1,837,578)

I-2	(1,092)	(11,035)	(3,876)	(37,699)	(4,800)	(61,887)	(12,780)	(168,188)

I-3	(13)	(136)	(16)	(150)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(659)	(6,656)	(2,658)	(25,406)	N/A	N/A	N/A	N/A

Class C	(116)	(1,172)	(445)	(4,325)	N/A	N/A	N/A	N/A

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	11,257	$114,130	12,914	$122,790	(1,041)	$(10,446)	3,868	$13,301

188	PIMCO CREDIT BOND FUNDS

September 30, 2021	(Unaudited)

PIMCO Low Duration Credit Fund				PIMCO Low Duration Income Fund					PIMCO Preferred and Capital Securities Fund

Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021		Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021			Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount	Shares	Amount

8,266	$77,013	57,516	$508,572	149,045	$1,294,643	139,515	$1,189,071		49,376	$562,196	90,063	$946,468

206	1,921	1,210	11,212	271,499	2,360,136	220,654	1,875,382		10,194	115,231	15,481	164,218

N/A	N/A	N/A	N/A	7,133	61,989	10,676	90,305		1,279	14,477	2,563	26,519

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A	N/A

1,116	10,396	1,761	16,324	72,409	629,147	117,404	1,000,360		5,689	64,247	11,242	119,798

86	803	176	1,637	4,753	41,288	8,566	72,817		502	5,647	758	7,969

N/A	N/A	N/A	N/A	481	4,177	369 (b)	3,203	(b)	N/A	N/A	N/A	N/A

433	4,035	1,364	12,505	3,919	34,062	6,729	57,016		1,662	18,891	3,573	38,995

44	406	89	819	4,204	36,534	7,249	61,447		488	5,535	964	10,489

N/A	N/A	N/A	N/A	177	1,539	168	1,430		60	674	135	1,462

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A	N/A

110	1,027	177	1,630	2,272	19,748	4,365	36,987		395	4,462	937	10,166

14	128	46	421	224	1,947	560	4,739		21	239	47	511

N/A	N/A	N/A	N/A	6	48	1 (b)	9	(b)	N/A	N/A	N/A	N/A

(2,232)	(20,816)	(53,754)	(491,341)	(73,608)	(639,326)	(98,942)	(830,487)		(8,949)	(101,535)	(69,562)	(732,835)

(687)	(6,398)	(1,937)	(17,814)	(84,929)	(738,028)	(152,068)	(1,281,222)		(4,373)	(49,578)	(12,716)	(132,374)

N/A	N/A	N/A	N/A	(1,711)	(14,869)	(3,291)	(27,710)		(569)	(6,399)	(1,922)	(19,883)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A	N/A	N/A

(710)	(6,616)	(2,168)	(19,747)	(36,279)	(315,239)	(82,399)	(696,005)		(2,815)	(31,795)	(13,550)	(142,914)

(285)	(2,657)	(1,774)	(16,309)	(3,050)	(26,493)	(9,832)	(83,279)		(206)	(2,314)	(340)	(3,608)

N/A	N/A	N/A	N/A	(57)	(489)	0 (b)	(1	)(b)	N/A	N/A	N/A	N/A

6,361	$59,242	2,706	$7,909	316,488	$2,750,814	169,724	$1,474,062		52,754	$599,978	27,673	$294,981

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was September 30, 2020.
(b)	Inception date of Class C-2 was October 21, 2020.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO High Yield Spectrum Fund	0	1	0%	10%

PIMCO Long-Term Credit Bond Fund	1	0	13%	0%

PIMCO Low Duration Credit Fund	0	2	0%	41%

14. BASIS FOR CONSOLIDATION

The Subsidiary, a Cayman Islands exempted company, was incorporated on February 4, 2015, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Preferred and Capital Securities Fund (the “PCS Fund”) in order to effect certain investments for the PCS Fund consistent with the PCS Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The PCS Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the PCS Fund and the Subsidiary. The consolidated financial statements include the accounts of the PCS Fund and the Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PCS Fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the PCS Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	189

Notes to Financial Statements	(Cont.)	September 30, 2021	(Unaudited)

and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 11.2% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Credit Opportunities Bond Fund*	$30,937	$23,993

PIMCO Diversified Income Fund	30,282	10,181

PIMCO ESG Income Fund	28	0

PIMCO High Yield Spectrum Fund*	203	49,496

PIMCO Long-Term Credit Bond Fund	0	0

PIMCO Low Duration Credit Fund*	1,959	69,876

PIMCO Low Duration Income Fund	61,817	138,993

PIMCO Preferred and Capital Securities Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC Section 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Credit Opportunities Bond Fund	$433,568	$15,392	$(11,564)	$3,828

PIMCO Diversified Income Fund	5,596,658	249,182	(125,401)	123,781

PIMCO ESG Income Fund	88,988	1,094	(656)	438

PIMCO High Yield Spectrum Fund	582,591	25,574	(13,019)	12,555

PIMCO Long-Term Credit Bond Fund	4,269,077	327,904	(88,902)	239,002

PIMCO Low Duration Credit Fund	386,727	4,641	(1,852)	2,789

PIMCO Low Duration Income Fund	11,098,624	272,994	(238,875)	34,119

PIMCO Preferred and Capital Securities Fund	2,400,166	149,265	(11,360)	137,905

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

190	PIMCO CREDIT BOND FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	NGF	Nomura Global Financial Products, Inc.

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	NXN	Natixis New York

BPS	BNP Paribas S.A.	GRE	NatWest Markets Securities Inc.	RYL	NatWest Markets Plc

BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

BSH	Banco Santander S.A. - New York Branch	GST	Goldman Sachs International	SBI	Citigroup Global Markets Ltd.

BSN	The Bank of Nova Scotia - Toronto	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

CIB	Canadian Imperial Bank of Commerce	JML	JP Morgan Securities Plc	SSB	State Street Bank and Trust Co.

DBL	Deutsche Bank AG London	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co. LLC.	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC	UBS	UBS Securities LLC

FBF	Credit Suisse International

Currency Abbreviations:

ARS	Argentine Peso	DKK	Danish Krone	MXN	Mexican Peso

AUD	Australian Dollar	DOP	Dominican Peso	NOK	Norwegian Krone

BRL	Brazilian Real	EUR	Euro	PEN	Peruvian New Sol

CAD	Canadian Dollar	GBP	British Pound	PLN	Polish Zloty

CHF	Swiss Franc	HKD	Hong Kong Dollar	RUB	Russian Ruble

CLP	Chilean Peso	HUF	Hungarian Forint	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	IDR	Indonesian Rupiah	USD (or $)	United States Dollar

CNY	Chinese Renminbi (Mainland)	INR	Indian Rupee	ZAR	South African Rand

COP	Colombian Peso	JPY	Japanese Yen

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CNREPOFIX	China Fixing Repo Rates 7-Day	RUONIA	Ruble Overnight Index Average

CDX.EM	Credit Derivatives Index - Emerging Markets	EUR003M	3 Month EUR Swap Rate	SOFRRATE	Secured Overnight Financing Rate

CDX.HY	Credit Derivatives Index - High Yield	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SONIO	Sterling Overnight Interbank Average Rate

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR	UKRPI	United Kingdom Retail Prices Index

CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index	MUTKCALM	Tokyo Overnight Average Rate	US0003M	ICE 3-Month USD LIBOR

CMBX	Commercial Mortgage-Backed Index	PRIME	Daily US Prime Rate	US0006M	ICE 6-Month USD LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

BABs	Build America Bonds	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

BBR	Bank Bill Rate	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	RMBS	Residential Mortgage-Backed Security

BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	JIBAR	Johannesburg Interbank Agreed Rate	TBD	To-Be-Determined

CBO	Collateralized Bond Obligation	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	191

Approval of Investment Advisory Contract and Other Agreements

At a meeting held on August 24-25, 2021, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2022. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2022. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC (d/b/a Gurtin Municipal Bond Management (“Gurtin”)), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2022 (collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2022.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and

192	PIMCO CREDIT BOND FUNDS

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expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 24-25, 2021 meeting. The Independent Trustees also met via video conference with Counsel on July 15, 2021 and August 3, 2021, and conducted a video conference meeting on August 6, 2021 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the impact of the launch of portfolios of the PIMCO Funds Private Account Portfolio Series on certain of the Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including completion of the build-out of a new data center; funding projects and initiatives in support of the Funds; investing in trading and technology infrastructure; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; development of a global tax management application that enables investment professionals to access foreign market and security tax information on a real-time basis; enhancing PIMCO’s oversight over certain of the Funds’ service providers, including with respect to a service provider’s review of certain financial reporting procedures and the use of proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to improve user interface efficiency and experience; implementing a contingent NAV process; advocating in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; launching an internal process to seek to automate a number of operational processes; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. The Board further

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates and Gurtin under the applicable Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 and other performance data, as available, over short- and long-term periods ended June 30, 2021 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2021. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium

194	PIMCO CREDIT BOND FUNDS

(Unaudited)

for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among

196	PIMCO CREDIT BOND FUNDS

(Unaudited)

other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

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Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended September, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Credit Opportunities Bond Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0552	$0.0000	$0.0000	$0.0552

September 2021	$0.1184	$0.0000	$0.0000	$0.1184

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0537	$0.0000	$0.0000	$0.0537

September 2021	$0.1163	$0.0000	$0.0000	$0.1163

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0484	$0.0000	$0.0000	$0.0484

September 2021	$0.1085	$0.0000	$0.0000	$0.1085

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0357	$0.0000	$0.0000	$0.0357

September 2021	$0.0896	$0.0000	$0.0000	$0.0896

PIMCO Low Duration Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2021	$0.0200	$0.0000	$0.0000	$0.0200

May 2021	$0.0200	$0.0000	$0.0000	$0.0200

June 2021	$0.0200	$0.0000	$0.0000	$0.0200

July 2021	$0.0200	$0.0000	$0.0000	$0.0200

August 2021	$0.0200	$0.0000	$0.0000	$0.0200

September 2021	$0.0200	$0.0000	$0.0000	$0.0200

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2021	$0.0193	$0.0000	$0.0000	$0.0193

May 2021	$0.0193	$0.0000	$0.0000	$0.0193

June 2021	$0.0193	$0.0000	$0.0000	$0.0193

July 2021	$0.0193	$0.0000	$0.0000	$0.0193

August 2021	$0.0193	$0.0000	$0.0000	$0.0193

September 2021	$0.0193	$0.0000	$0.0000	$0.0193

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(Unaudited)

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2021	$0.0189	$0.0000	$0.0000	$0.0189

May 2021	$0.0189	$0.0000	$0.0000	$0.0189

June 2021	$0.0189	$0.0000	$0.0000	$0.0189

July 2021	$0.0189	$0.0000	$0.0000	$0.0189

August 2021	$0.0189	$0.0000	$0.0000	$0.0189

September 2021	$0.0189	$0.0000	$0.0000	$0.0189

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2021	$0.0171	$0.0000	$0.0000	$0.0171

May 2021	$0.0171	$0.0000	$0.0000	$0.0171

June 2021	$0.0171	$0.0000	$0.0000	$0.0171

July 2021	$0.0171	$0.0000	$0.0000	$0.0171

August 2021	$0.0171	$0.0000	$0.0000	$0.0171

September 2021	$0.0171	$0.0000	$0.0000	$0.0171

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2021	$0.0150	$0.0000	$0.0000	$0.0150

May 2021	$0.0149	$0.0000	$0.0000	$0.0149

June 2021	$0.0149	$0.0000	$0.0000	$0.0149

July 2021	$0.0149	$0.0000	$0.0000	$0.0149

August 2021	$0.0149	$0.0000	$0.0000	$0.0149

September 2021	$0.0149	$0.0000	$0.0000	$0.0149

Class C-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2021	$0.0135	$0.0000	$0.0000	$0.0135

May 2021	$0.0135	$0.0000	$0.0000	$0.0135

June 2021	$0.0135	$0.0000	$0.0000	$0.0135

July 2021	$0.0135	$0.0000	$0.0000	$0.0135

August 2021	$0.0135	$0.0000	$0.0000	$0.0135

September 2021	$0.0135	$0.0000	$0.0000	$0.0135

PIMCO Preferred and Capital Securities Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0860	$0.0000	$0.0016	$0.0876

September 2021	$0.0814	$0.0000	$0.0002	$0.0816

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0843	$0.0000	$0.0016	$0.0859

September 2021	$0.0779	$0.0000	$0.0002	$0.0781

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0829	$0.0000	$0.0015	$0.0844

September 2021	$0.0773	$0.0000	$0.0002	$0.0775

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Distribution Information	(Cont.)	(Unaudited)

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0795	$0.0000	$0.0015	$0.0810

September 2021	$0.0710	$0.0000	$0.0001	$0.0711

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0666	$0.0000	$0.0012	$0.0678

September 2021	$0.0503	$0.0000	$0.0001	$0.0504

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

200	PIMCO CREDIT BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4003SAR_093021

PIMCO FUNDS

Semiannual Report

September 30, 2021

Fundamental Index Funds

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE PLUS Fund

PIMCO RAE PLUS EMG Fund

PIMCO RAE PLUS International Fund

PIMCO RAE PLUS Small Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank, if you do not already.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		14

Benchmark Descriptions		16

Financial Highlights		18

Statements of Assets and Liabilities		24

Statements of Operations		28

Statements of Changes in Net Assets		30

Notes to Financial Statements		108

Glossary		132

Approval of Investment Advisory Contract and Other Agreements		133

Distribution Information		139

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Fundamental Advantage PLUS Fund	8	32

PIMCO RAE PLUS Fund	9	44

PIMCO RAE PLUS EMG Fund	10	57

PIMCO RAE PLUS International Fund	11	68

PIMCO RAE PLUS Small Fund	12	81

PIMCO RAE Worldwide Long/Short PLUS Fund	13	94

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”). Looking back, first-quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.3% and 6.7% during the second quarter of 2021. The Commerce Department’s initial estimate for third-quarter annualized GDP growth was 2.0%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion per month of Treasury securities and $40 billion per month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed moved up its forecast for the first set of rate hikes. As of the date of this letter, the central bank expects two interest rate increases by the end of 2023. In its March 2021 projections, the Fed anticipated no increases until at least 2024. In addition, Fed Chair Jerome Powell maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” Finally, at its September 2021 meeting, the Fed said, “If [economic] progress continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted.”

Economies outside the U.S. also continued to be affected by COVID-19. In its October 2021 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the Eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.3%, -9.8% and -4.6%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low and continued its asset purchase program. In July 2021, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Finally, at its meeting in September 2021, the ECB left its main interest rates unchanged but dialed down “moderately” its pace of asset purchases in the fourth quarter of 2021. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond-buying program. In June 2021, the Bank of England said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19 relief program by at least six months.

Short-term U.S. Treasury yields moved higher, whereas long-term yields declined during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.71%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 2.17%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generally produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.38%, whereas

2	PIMCO FUNDAMENTAL INDEX FUNDS

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.38%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.32%.

Despite periods of volatility, global equities, in aggregate, produced solid results. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.18%, partially fueled by strong investor demand. Global equities, as represented by the MSCI World Index, returned 7.74%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), gained 1.63% and European equities, as represented by the MSCI Europe Index (in EUR), returned 7.25%.

Commodity prices were volatile, but produced positive results. When the reporting period began, Brent crude oil was approximately $63 a barrel. Brent crude oil ended the reporting period at roughly $79 a barrel. We believe that a driver of the increase in oil price is stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, and several geopolitical events. The U.S. dollar strengthened against several major currencies. For example, the U.S. dollar returned 1.28%, 2.24% and 0.51% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund (each a “Fund” and collectively, the “Funds”).

The Funds may invest in both fixed income instruments and equity and equity-related securities. We believe that such funds have an important role to play in a well-diversified investment portfolio. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market

4	PIMCO FUNDAMENTAL INDEX FUNDS

uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Class R	Diversification Status
PIMCO RAE Fundamental Advantage PLUS Fund	02/29/08	02/29/08	—	—	07/31/08	—	—	Diversified
PIMCO RAE PLUS Fund	06/30/05	06/30/05	04/30/08	04/27/18	06/30/05	06/30/05	—	Diversified
PIMCO RAE PLUS EMG Fund	11/26/08	11/26/08	01/07/11	—	05/31/13	05/31/13	—	Diversified
PIMCO RAE PLUS International Fund	09/30/11	09/30/11	05/30/14	—	02/28/14	—	—	Diversified
PIMCO RAE PLUS Small Fund	09/30/11	09/30/11	05/30/14	—	02/28/14	02/28/14	—	Diversified
PIMCO RAE Worldwide Long/Short PLUS Fund	12/04/14	12/04/14	08/23/19	—	08/23/19	08/23/19	—	Diversified

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	5

Important Information About the Funds	(Cont.)

been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the

6	PIMCO FUNDAMENTAL INDEX FUNDS

SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	7

PIMCO RAE Fundamental Advantage PLUS Fund

Institutional Class - PFATX	Class A - PTFAX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

Short-Term Instruments‡	40.4%

Asset-Backed Securities	23.1%

Corporate Bonds & Notes	18.5%

Non-Agency Mortgage-Backed Securities	9.2%

U.S. Government Agencies	4.5%

Sovereign Issues	2.0%

U.S. Treasury Obligations	1.8%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (02/29/08)
PIMCO RAE Fundamental Advantage PLUS Fund Institutional Class	(5.64)%	7.73%	(1.60)%	0.37%	2.03%
PIMCO RAE Fundamental Advantage PLUS Fund Class A	(5.84)%	7.27%	(2.00)%	(0.03)%	1.61%
PIMCO RAE Fundamental Advantage PLUS Fund Class A (adjusted)	(9.37)%	3.19%	(2.74)%	(0.41)%	1.33%
3 Month USD LIBOR	0.09%	0.21%	1.44%	0.90%	0.97%
Lipper Alternative Equity Market Neutral Funds Average	0.93%	3.71%	1.09%	2.30%	2.43%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.91% for the Institutional Class shares, and 1.31% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Advantage PLUS Fund seeks maximum total return, consistent with prudent investment management, under normal circumstances, by obtaining long exposure to a portfolio of stocks (“RAE US Large Model Portfolio”) and short exposure to the S&P 500 Index (“S&P 500”), and complementing this equity market neutral exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The RAE US Large Model Portfolio stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio and short positions in swaps and futures are used to obtain exposure to the S&P 500. The Fund’s strategy of maintaining long exposure to the RAE US Large Model Portfolio and short exposure to the S&P 500 can be characterized as “market neutral” because the long and the short exposures are intended to offset one another producing a net equity exposure that is approximately zero. At the same time, the Fund is designed to deliver the relative appreciation (or depreciation) of the RAE US Large Model Portfolio over the S&P 500. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE US Large Model Portfolio detracted from returns relative to the S&P 500 Index. Highlights of the drivers of performance include the following:

»

Underweight exposure to and security selection in the financial sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to the materials sector contributed to relative returns, as the sector underperformed the benchmark index.

»

Underweight exposure to and security selection in the information technology sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»

Overweight exposure to and security selection in the consumer discretionary sector detracted from relative returns, as the sector underperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns. Highlights of the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Long exposure to U.S. interest rates contributed to performance, as interest rates fell.

»	Short exposure to United Kingdom inflation detracted from performance, as inflation expectations rose.

»	Long exposure to Brazilian interest rates detracted from performance, as interest rates rose.

8	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS Fund

Institutional Class - PXTIX	Class A - PIXAX
I-2 - PIXPX	Class C - PIXCX
I-3 - PXTNX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

Short-Term Instruments‡	41.1%

U.S. Treasury Obligations	25.6%

Asset-Backed Securities	12.7%

Corporate Bonds & Notes	7.5%

Non-Agency Mortgage-Backed Securities	6.8%

U.S. Government Agencies	4.2%

Sovereign Issues	1.8%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/30/05)
PIMCO RAE PLUS Fund Institutional Class	2.95%	39.56%	13.06%	15.51%	11.49%
PIMCO RAE PLUS Fund I-2	2.94%	39.51%	12.96%	15.38%	11.38%
PIMCO RAE PLUS Fund I-3	2.94%	39.55%	12.93%	15.35%	11.33%
PIMCO RAE PLUS Fund Class A	2.88%	39.13%	12.62%	15.05%	11.05%
PIMCO RAE PLUS Fund Class A (adjusted)	(0.98)%	33.92%	11.77%	14.61%	10.79%
PIMCO RAE PLUS Fund Class C	2.44%	38.24%	11.79%	14.21%	10.23%
PIMCO RAE PLUS Fund Class C (adjusted)	1.51%	37.24%	11.79%	14.21%	10.23%
Russell 1000® Value Index	4.39%	35.01%	10.94%	13.51%	8.07%
S&P 500 Index	9.18%	30.00%	16.90%	16.63%	10.46%
Lipper Large-Cap Value Funds Average	4.85%	35.22%	11.85%	13.17%	8.04%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.80% for the Institutional Class shares, 0.90% for I-2 shares, 1.00% for I-3 shares, 1.20% for Class A shares, and 1.95% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Fund seeks total return which exceeds that of its benchmark, the Russell 1000® Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. companies (“RAE US Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE US Large Model Portfolio detracted from returns relative to the Russell 1000 Value Index.

»	Security selection in the information technology and materials sectors contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to and security selection in the consumer discretionary sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the industrials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns. Highlights of the drivers of performance include the following:

»	Long exposure to U.S. interest rates contributed to performance where interest rates fell.

»	Holdings of non-agency mortgage-backed securities contributed to performance, as the value of these securities increased.

»	Short exposure to United Kingdom inflation detracted from performance, as inflation expectations rose.

»	Long exposure to Brazilian interest rates detracted from performance, as interest rates rose.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	9

PIMCO RAE PLUS EMG Fund

Institutional Class - PEFIX	Class A - PEFFX
I-2 - PEFPX	Class C - PEFCX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

Short-Term Instruments‡	51.8%

Asset-Backed Securities	16.9%

Non-Agency Mortgage-Backed Securities	11.8%

Corporate Bonds & Notes	8.4%

U.S. Government Agencies	6.2%

Municipal Bonds & Notes	1.8%

U.S. Treasury Obligations	1.8%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/26/08)
PIMCO RAE PLUS EMG Fund Institutional Class	7.37%	54.41%	11.56%	7.81%	12.37%
PIMCO RAE PLUS EMG Fund I-2	7.13%	53.99%	11.42%	7.68%	12.24%
PIMCO RAE PLUS EMG Fund Class A	7.19%	53.61%	11.09%	7.38%	11.93%
PIMCO RAE PLUS EMG Fund Class A (adjusted)	3.20%	47.82%	10.25%	6.97%	11.60%
PIMCO RAE PLUS EMG Fund Class C	6.78%	52.65%	10.28%	6.58%	11.09%
PIMCO RAE PLUS EMG Fund Class C (adjusted)	5.90%	51.65%	10.28%	6.58%	11.09%
MSCI Emerging Markets Value Index	0.30%	28.43%	6.87%	3.79%	8.02%
MSCI Emerging Markets Index	(3.45)%	18.20%	9.23%	6.09%	9.77%
Lipper Emerging Market Funds Average	(2.00)%	20.72%	9.40%	6.47%	9.70%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 11/30/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 1.14% for the Institutional Class shares, 1.24% for I-2 shares, 1.54% for Class A shares, and 2.29% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS EMG Fund seeks total return which exceeds that of its benchmark, the MSCI Emerging Markets Value Index (Net Dividends in USD), under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Emerging Markets Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

The Fund’s exposure to the RAE Emerging Markets Model Portfolio contributed to returns relative to the MSCI Emerging Markets Value Index. Highlights of the drivers of performance include the following:

»	Overweight exposure to and security selection in the materials sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to and security selection in the consumer staples sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the information technology sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to the consumer staples sector detracted from relative returns, as the sector outperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns. Highlights of the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Long exposure to U.S. interest rates contributed to performance, as interest rates fell.

»	Short exposure to United Kingdom inflation detracted from performance, as inflation expectations rose.

»	Long exposure to Brazilian interest rates detracted from performance, as interest rates rose.

10	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS International Fund

Institutional Class - PTSIX	Class A - PTSOX
I-2 - PTIPX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

Short-Term Instruments‡	45.2%

Corporate Bonds & Notes	19.6%

Asset-Backed Securities	17.5%

Non-Agency Mortgage-Backed Securities	11.0%

U.S. Government Agencies	3.3%

U.S. Treasury Obligations	1.7%

Other	1.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS International Fund Institutional Class	1.89%	36.90%	8.53%	8.17%	8.17%
PIMCO RAE PLUS International Fund I-2	1.91%	36.70%	8.36%	8.03%	8.03%
PIMCO RAE PLUS International Fund Class A	1.61%	36.26%	8.12%	7.78%	7.78%
PIMCO RAE PLUS International Fund Class A (adjusted)	(2.25)%	31.06%	7.31%	7.37%	7.37%
MSCI EAFE Value Index	2.01%	30.66%	5.96%	5.97%	5.97%
MSCI EAFE Index	4.70%	25.73%	8.81%	8.10%	8.09%
Lipper International Multi-Cap Value Funds Average	2.09%	30.13%	6.44%	6.63%	6.63%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.83% for the Institutional Class shares, 0.93% for I-2 shares and 1.18% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS International Fund seeks total return which exceeds that of its benchmark, the MSCI EAFE Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE International Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE International Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE International Model Portfolio detracted from returns relative to the MSCI EAFE Value Index. Highlights of the drivers of performance include the following:

»	Security selection in the materials and the communication services sectors contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the consumer discretionary sector and the industrials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns. Highlights of the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Long exposure to U.S. interest rates contributed to performance, where interest rates fell.

»	Short exposure to United Kingdom inflation detracted from performance, as inflation expectations rose.

»	Long exposure to Brazilian interest rates detracted from performance, as interest rates rose.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	11

PIMCO RAE PLUS Small Fund

Institutional Class - PCFIX	Class A - PCFAX
I-2 - PCCPX	Class C - PCFEX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

Short-Term Instruments‡	50.1%

Asset-Backed Securities	20.8%

Corporate Bonds & Notes	14.3%

Non-Agency Mortgage-Backed Securities	7.6%

U.S. Government Agencies	4.0%

U.S. Treasury Obligations	1.8%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS Small Fund Institutional Class	8.44%	85.93%	15.55%	16.82%	16.82%
PIMCO RAE PLUS Small Fund I-2	8.39%	85.71%	15.42%	16.71%	16.71%
PIMCO RAE PLUS Small Fund Class A	8.28%	85.44%	15.14%	16.40%	16.40%
PIMCO RAE PLUS Small Fund Class A (adjusted)	4.22%	78.48%	14.26%	15.96%	15.96%
PIMCO RAE PLUS Small Fund Class C	7.83%	84.05%	14.28%	15.55%	15.55%
PIMCO RAE PLUS Small Fund Class C (adjusted)	6.94%	83.05%	14.28%	15.55%	15.55%
Russell 2000® Value Index	1.44%	63.93%	11.03%	13.22%	13.21%
Russell 2000® Index	(0.25)%	47.68%	13.45%	14.63%	14.62%
Lipper Small-Cap Value Funds Average	2.63%	66.65%	10.34%	12.67%	12.67%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.86% for the Institutional Class shares, 0.96% for I-2 shares, 1.21% for Class A shares and 1.96% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Small Fund seeks total return which exceeds that of its benchmark, the Russell 2000® Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. small companies (“RAE US Small Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Small Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE US Small Model Portfolio contributed to returns relative to the Russell 2000 Value Index. Highlights of the drivers of performance include the following:

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the materials and communication services sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer staples sector detracted from relative returns as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the health care sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns. Highlights of the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Long exposure to U.S. interest rates contributed to performance where interest rates fell.

»	Short exposure to United Kingdom inflation detracted from performance, as inflation expectations rose.

»	Long exposure to Brazilian interest rates detracted from performance, as interest rates rose.

12	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Worldwide Long/Short PLUS Fund

Institutional Class - PWLIX	Class A - PWLBX
I-2 - PWLMX	Class C - PWLEX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2021†§

Short-Term Instruments‡	41.5%

Corporate Bonds & Notes	14.4%

U.S. Treasury Obligations	14.4%

Asset-Backed Securities	13.9%

Non-Agency Mortgage-Backed Securities	9.5%

U.S. Government Agencies	5.4%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	Fund Inception (12/04/14)
PIMCO RAE Worldwide Long/Short PLUS Fund Institutional Class	5.01%	15.51%	4.41%	3.57%
PIMCO RAE Worldwide Long/Short PLUS Fund I-2	4.86%	15.34%	4.31%	3.47%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A	4.73%	14.99%	3.98%	3.14%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A (adjusted)	(1.08)%	8.64%	2.80%	2.29%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C	4.37%	14.12%	3.23%	2.39%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C (adjusted)	3.38%	13.12%	3.23%	2.39%
3 Month USD LIBOR	0.09%	0.21%	1.44%	1.17%♦
Lipper Alternative Long/Short Equity Funds Funds Average	3.06%	16.30%	6.23%	4.80%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 11/30/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 1.21% for the Institutional Class shares, 1.31% for I-2 shares, 1.61% for Class A shares, and 2.36% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Worldwide Long/Short PLUS Fund seeks long-term capital appreciation, consistent with prudent investment management, under normal circumstances by obtaining long exposure to three separate stock portfolios representing developed and developing markets, short exposure to corresponding capitalization-weighted equity indexes, and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The Fund normally will obtain long exposure to the RAE Low Volatility US Model Portfolio, RAE Low Volatility International Model Portfolio and the RAE Low Volatility Emerging Markets Model Portfolio (each, a “RAE Model Portfolio,” and collectively, the “RAE Model Portfolios”). The stocks comprising the RAE Model Portfolios are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Model Portfolios and short positions in swaps and futures are used to obtain exposure to capitalization-weighted indexes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s net long exposure to global equities contributed to returns. Highlights of the drivers of performance include the following:

»	Global equities contributed to performance, as the MSCI All Country World (ACWI) Index returned 6.26%.

»	Hedging non-U.S. currency risk in the portfolio’s long/short equity strategy contributed to performance, as the U.S. dollar strengthened relative to most major currencies.

»	The Fund’s bond alpha strategy contributed to returns. Highlights of the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Long exposure to U.S. interest rates contributed to performance, where interest rates fell.

»	Short exposure to United Kingdom inflation detracted from performance, as inflation expectations rose.

»	Long exposure to Brazilian interest rates detracted from performance, as rates rose.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2021 to September 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class	$1,000.00	$943.60	$4.39	$1,000.00	$1,020.56	$4.56	0.90%
Class A	1,000.00	941.60	6.33	1,000.00	1,018.55	6.58	1.30

PIMCO RAE PLUS Fund
Institutional Class	$1,000.00	$1,029.50	$4.07	$1,000.00	$1,021.06	$4.05	0.80%
I-2	1,000.00	1,029.40	4.58	1,000.00	1,020.56	4.56	0.90
I-3	1,000.00	1,029.40	4.83	1,000.00	1,020.31	4.81	0.95
Class A	1,000.00	1,028.80	6.10	1,000.00	1,019.05	6.07	1.20
Class C	1,000.00	1,024.40	9.90	1,000.00	1,015.29	9.85	1.95

PIMCO RAE PLUS EMG Fund
Institutional Class	$1,000.00	$1,073.70	$5.82	$1,000.00	$1,019.45	$5.67	1.12%
I-2	1,000.00	1,071.30	6.33	1,000.00	1,018.95	6.17	1.22
Class A	1,000.00	1,071.90	7.89	1,000.00	1,017.45	7.69	1.52
Class C	1,000.00	1,067.80	11.77	1,000.00	1,013.69	11.46	2.27

PIMCO RAE PLUS International Fund
Institutional Class	$1,000.00	$1,018.90	$4.20	$1,000.00	$1,020.91	$4.20	0.83%
I-2	1,000.00	1,019.10	4.71	1,000.00	1,020.41	4.71	0.93
Class A	1,000.00	1,016.10	5.96	1,000.00	1,019.15	5.97	1.18

14	PIMCO FUNDAMENTAL INDEX FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE PLUS Small Fund
Institutional Class	$1,000.00	$1,084.40	$4.44	$1,000.00	$1,020.81	$4.31	0.85%
I-2	1,000.00	1,083.90	4.96	1,000.00	1,020.31	4.81	0.95
Class A	1,000.00	1,082.80	6.27	1,000.00	1,019.05	6.07	1.20
Class C	1,000.00	1,078.30	10.16	1,000.00	1,015.29	9.85	1.95

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class	$1,000.00	$1,050.10	$6.12	$1,000.00	$1,019.10	$6.02	1.19%
I-2	1,000.00	1,048.60	6.62	1,000.00	1,018.60	6.53	1.29
Class A	1,000.00	1,047.30	8.16	1,000.00	1,017.10	8.04	1.59
Class C	1,000.00	1,043.70	11.99	1,000.00	1,013.34	11.81	2.34

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	15

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI EAFE Value Index	The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI Emerging Markets Value Index	The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of large and midcapitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

Russell 2000® Value Index	The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

* It is not possible to invest directly in an unmanaged index.

16	PIMCO FUNDAMENTAL INDEX FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	17

Financial Highlights

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class

04/01/2021 - 09/30/2021+	$9.51	$0.04	$(0.57)	$(0.53)	$(0.30)	$0.00	$0.00	$(0.30)

03/31/2021	8.58	0.06	0.93	0.99	(0.06)	0.00	0.00	(0.06)

03/31/2020	9.84	0.21	(1.47)	(1.26)	0.00	0.00	0.00	0.00

03/31/2019	10.12	0.20	(0.42)	(0.22)	(0.06)	0.00	0.00	(0.06)

03/31/2018	10.24	0.18	(0.19)	(0.01)	(0.11)	0.00	0.00	(0.11)

03/31/2017	9.70	0.31	0.23	0.54	0.00	0.00	0.00	0.00
Class A

04/01/2021 - 09/30/2021+	9.23	0.03	(0.56)	(0.53)	(0.29)	0.00	0.00	(0.29)

03/31/2021	8.35	0.04	0.88	0.92	(0.04)	0.00	0.00	(0.04)

03/31/2020	9.61	0.18	(1.44)	(1.26)	0.00	0.00	0.00	0.00

03/31/2019	9.89	0.16	(0.41)	(0.25)	(0.03)	0.00	0.00	(0.03)

03/31/2018	10.02	0.14	(0.19)	(0.05)	(0.08)	0.00	0.00	(0.08)

03/31/2017	9.53	0.26	0.23	0.49	0.00	0.00	0.00	0.00

PIMCO RAE PLUS Fund
Institutional Class

04/01/2021 - 09/30/2021+	$6.95	$0.04	$0.20	$0.24	$(0.61)	$0.00	$0.00	$(0.61)

03/31/2021	4.64	0.10	3.24	3.34	(1.03)	0.00	0.00	(1.03)

03/31/2020	7.00	0.18	(1.44)	(1.26)	(0.18)	(0.91)	(0.01)	(1.10)

03/31/2019	7.50	0.17	0.14	0.31	(0.10)	(0.71)	0.00	(0.81)

03/31/2018	7.28	0.12	0.73	0.85	(0.50)	(0.13)	0.00	(0.63)

03/31/2017	5.93	0.15	1.20	1.35	0.00	0.00	0.00	0.00
I-2

04/01/2021 - 09/30/2021+	6.87	0.04	0.18	0.22	(0.60)	0.00	0.00	(0.60)

03/31/2021	4.60	0.10	3.19	3.29	(1.02)	0.00	0.00	(1.02)

03/31/2020	6.95	0.17	(1.43)	(1.26)	(0.17)	(0.91)	(0.01)	(1.09)

03/31/2019	7.45	0.16	0.14	0.30	(0.09)	(0.71)	0.00	(0.80)

03/31/2018	7.23	0.11	0.73	0.84	(0.49)	(0.13)	0.00	(0.62)

03/31/2017	5.90	0.14	1.19	1.33	0.00	0.00	0.00	0.00
I-3

04/01/2021 - 09/30/2021+	6.86	0.04	0.18	0.22	(0.60)	0.00	0.00	(0.60)

03/31/2021	4.59	0.10	3.19	3.29	(1.02)	0.00	0.00	(1.02)

03/31/2020	6.94	0.16	(1.42)	(1.26)	(0.17)	(0.91)	(0.01)	(1.09)

04/27/2018 - 03/31/2019	7.59	0.14	0.02	0.16	(0.10)	(0.71)	0.00	(0.81)
Class A

04/01/2021 - 09/30/2021+	6.43	0.03	0.18	0.21	(0.60)	0.00	0.00	(0.60)

03/31/2021	4.35	0.08	3.01	3.09	(1.01)	0.00	0.00	(1.01)

03/31/2020	6.63	0.14	(1.35)	(1.21)	(0.15)	(0.91)	(0.01)	(1.07)

03/31/2019	7.15	0.13	0.14	0.27	(0.08)	(0.71)	0.00	(0.79)

03/31/2018	6.96	0.09	0.70	0.79	(0.47)	(0.13)	0.00	(0.60)

03/31/2017	5.70	0.12	1.14	1.26	0.00	0.00	0.00	0.00
Class C

04/01/2021 - 09/30/2021+	5.63	0.00	0.16	0.16	(0.58)	0.00	0.00	(0.58)

03/31/2021	3.89	0.03	2.68	2.71	(0.97)	0.00	0.00	(0.97)

03/31/2020	6.04	0.08	(1.20)	(1.12)	(0.11)	(0.91)	(0.01)	(1.03)

03/31/2019	6.61	0.07	0.12	0.19	(0.05)	(0.71)	0.00	(0.76)

03/31/2018	6.48	0.03	0.66	0.69	(0.43)	(0.13)	0.00	(0.56)

03/31/2017	5.35	0.07	1.06	1.13	0.00	0.00	0.00	0.00

PIMCO RAE PLUS EMG Fund
Institutional Class

04/01/2021 - 09/30/2021+	$10.27	$0.06	$0.75	$0.81	$(1.92)	$0.00	$0.00	$(1.92)

03/31/2021	6.81	0.14	5.35	5.49	(2.03)	0.00	0.00	(2.03)

03/31/2020	9.94	0.21	(3.30)	(3.09)	0.00	0.00	(0.04)	(0.04)

03/31/2019	11.33	0.18	(1.28)	(1.10)	(0.29)	0.00	0.00	(0.29)

03/31/2018	10.35	0.16	1.77	1.93	(0.95)	0.00	0.00	(0.95)

03/31/2017	7.83	0.20	2.73	2.93	(0.41)	0.00	0.00	(0.41)

18	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.68	(5.64)%	$512,984	0.90	%*	0.90	%*	0.89	%*	0.89	%*	0.97	%*	34%

9.51	11.60	1,075,166	0.91		0.91		0.89		0.89		0.69		355

8.58	(12.80)	1,591,563	0.96		0.96		0.89		0.89		2.21		455

9.84	(2.23)	1,591,337	0.98		0.98		0.89		0.89		2.04		408

10.12	(0.07)	1,450,180	0.96		0.96		0.89		0.89		1.80		137

10.24	5.57	382,282	0.95		0.95		0.89		0.89		3.09		398

8.41	(5.84)	9,993	1.30	*	1.30	*	1.29	*	1.29	*	0.58	*	34

9.23	11.05	10,355	1.31		1.31		1.29		1.29		0.44		355

8.35	(13.11)	4,987	1.36		1.36		1.29		1.29		1.90		455

9.61	(2.58)	9,366	1.38		1.38		1.29		1.29		1.63		408

9.89	(0.51)	12,585	1.36		1.36		1.29		1.29		1.47		137

10.02	5.14	9,554	1.35		1.35		1.29		1.29		2.62		398

$6.58	3.10%	$802,570	0.80	%*	0.80	%*	0.79	%*	0.79	%*	1.22	%*	53%

6.95	75.31	695,032	0.80		0.80		0.79		0.79		1.71		271

4.64	(22.56)	291,485	0.87		0.87		0.79		0.79		2.58		441

7.00	4.65	491,771	0.93		0.93		0.79		0.79		2.24		399

7.50	11.89	456,567	0.85		0.85		0.79		0.79		1.64		150

7.28	22.77	459,719	0.86		0.86		0.79		0.79		2.33		552

6.49	2.94	273,028	0.90	*	0.90	*	0.89	*	0.89	*	1.11	*	53

6.87	74.92	293,626	0.90		0.90		0.89		0.89		1.64		271

4.60	(22.63)	202,721	0.97		0.97		0.89		0.89		2.46		441

6.95	4.64	296,026	1.03		1.03		0.89		0.89		2.14		399

7.45	11.88	261,970	0.95		0.95		0.89		0.89		1.54		150

7.23	22.54	261,947	0.96		0.96		0.89		0.89		2.21		552

6.48	2.94	7,612	0.95	*	1.00	*	0.94	*	0.99	*	1.07	*	53

6.86	75.06	6,529	0.95		1.00		0.94		0.99		1.61		271

4.59	(22.67)	3,142	1.02		1.07		0.94		0.99		2.33		441

6.94	2.68	1,890	1.08	*	1.13	*	0.94	*	0.99	*	2.11	*	399

6.04	2.88	520,351	1.20	*	1.20	*	1.19	*	1.19	*	0.82	*	53

6.43	74.44	508,605	1.20		1.20		1.19		1.19		1.34		271

4.35	(22.88)	367,647	1.27		1.27		1.19		1.19		2.17		441

6.63	4.34	649,864	1.33		1.33		1.19		1.19		1.84		399

7.15	11.60	692,730	1.25		1.25		1.19		1.19		1.26		150

6.96	22.11	439,747	1.26		1.26		1.19		1.19		1.95		552

5.21	2.44	109,030	1.95	*	1.95	*	1.94	*	1.94	*	0.06	*	53

5.63	73.29	131,664	1.95		1.95		1.94		1.94		0.61		271

3.89	(23.52)	154,295	2.02		2.02		1.94		1.94		1.43		441

6.04	3.53	281,900	2.08		2.08		1.94		1.94		1.09		399

6.61	10.81	317,393	2.00		2.00		1.94		1.94		0.49		150

6.48	21.12	355,721	2.01		2.01		1.94		1.94		1.19		552

$9.16	7.37%	$341,596	1.12	%*	1.12	%*	1.10	%*	1.10	%*	1.08	%*	40%

10.27	84.08	936,800	1.17	(e)	1.17	(e)	1.13	(e)	1.13	(e)	1.66		331

6.81	(31.23)	1,759,028	1.36		1.36		1.15		1.15		2.18		420

9.94	(9.71)	3,110,824	1.25		1.25		1.15		1.15		1.82		339

11.33	19.48	2,496,352	1.18		1.18		1.15		1.15		1.46		87

10.35	38.26	1,219,248	1.27		1.27		1.15		1.15		2.29		368

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	19

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE PLUS EMG Fund (Cont.)
I-2

04/01/2021 - 09/30/2021+	$10.25	$0.05	$0.74	$0.79	$(1.91)	$0.00	$0.00	$(1.91)

03/31/2021	6.80	0.13	5.35	5.48	(2.03)	0.00	0.00	(2.03)

03/31/2020	9.94	0.20	(3.30)	(3.10)	0.00	0.00	(0.04)	(0.04)

03/31/2019	11.31	0.18	(1.28)	(1.10)	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.33	0.15	1.76	1.91	(0.93)	0.00	0.00	(0.93)

03/31/2017	7.83	0.20	2.71	2.91	(0.41)	0.00	0.00	(0.41)
Class A

04/01/2021 - 09/30/2021+	10.07	0.04	0.74	0.78	(1.91)	0.00	0.00	(1.91)

03/31/2021	6.72	0.10	5.25	5.35	(2.00)	0.00	0.00	(2.00)

03/31/2020	9.81	0.17	(3.26)	(3.09)	0.00	0.00	(0.00)	0.00

03/31/2019	11.18	0.14	(1.26)	(1.12)	(0.25)	0.00	0.00	(0.25)

03/31/2018	10.23	0.12	1.74	1.86	(0.91)	0.00	0.00	(0.91)

03/31/2017	7.76	0.17	2.69	2.86	(0.39)	0.00	0.00	(0.39)
Class C

04/01/2021 - 09/30/2021+	9.61	(0.00)	0.70	0.70	(1.87)	0.00	0.00	(1.87)

03/31/2021	6.46	0.04	5.05	5.09	(1.94)	0.00	0.00	(1.94)

03/31/2020	9.50	0.10	(3.14)	(3.04)	0.00	0.00	(0.00)	0.00

03/31/2019	10.87	0.07	(1.24)	(1.17)	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.98	0.03	1.71	1.74	(0.85)	0.00	0.00	(0.85)

03/31/2017	7.59	0.10	2.63	2.73	(0.34)	0.00	0.00	(0.34)

PIMCO RAE PLUS International Fund
Institutional Class

04/01/2021 - 09/30/2021+	$6.87	$0.04	$0.11	$0.15	$(0.59)	$0.00	$0.00	$(0.59)

03/31/2021	5.10	0.06	2.98	3.04	(1.27)	0.00	0.00	(1.27)

03/31/2020	7.09	0.18	(1.97)	(1.79)	(0.20)	0.00	0.00	(0.20)

03/31/2019	9.63	0.25	(0.97)	(0.72)	(1.82)	0.00	0.00	(1.82)

03/31/2018	9.04	0.17	1.35	1.52	(0.93)	0.00	0.00	(0.93)

03/31/2017	7.48	0.22	1.44	1.66	(0.10)	0.00	0.00	(0.10)
I-2

04/01/2021 - 09/30/2021+	6.82	0.04	0.11	0.15	(0.59)	0.00	0.00	(0.59)

03/31/2021	5.08	0.07	2.94	3.01	(1.27)	0.00	0.00	(1.27)

03/31/2020	7.08	0.18	(1.99)	(1.81)	(0.19)	0.00	0.00	(0.19)

03/31/2019	9.62	0.25	(0.97)	(0.72)	(1.82)	0.00	0.00	(1.82)

03/31/2018	9.03	0.17	1.34	1.51	(0.92)	0.00	0.00	(0.92)

03/31/2017	7.47	0.23	1.42	1.65	(0.09)	0.00	0.00	(0.09)
Class A

04/01/2021 - 09/30/2021+	6.83	0.03	0.10	0.13	(0.58)	0.00	0.00	(0.58)

03/31/2021	5.08	0.04	2.96	3.00	(1.25)	0.00	0.00	(1.25)

03/31/2020	7.07	0.17	(1.98)	(1.81)	(0.18)	0.00	0.00	(0.18)

03/31/2019	9.60	0.23	(0.96)	(0.73)	(1.80)	0.00	0.00	(1.80)

03/31/2018	9.03	0.16	1.32	1.48	(0.91)	0.00	0.00	(0.91)

03/31/2017	7.47	0.21	1.42	1.63	(0.07)	0.00	0.00	(0.07)

PIMCO RAE PLUS Small Fund
Institutional Class

04/01/2021 - 09/30/2021+	$10.94	$0.06	$0.89	$0.95	$(2.07)	$0.00	$0.00	$(2.07)

03/31/2021	6.61	0.10	7.77	7.87	(2.98)	(0.56)	0.00	(3.54)

03/31/2020	10.41	0.22	(3.80)	(3.58)	(0.22)	0.00	0.00	(0.22)

03/31/2019	11.61	0.23	(0.29)	(0.06)	(0.38)	(0.76)	0.00	(1.14)

03/31/2018	11.60	0.20	0.98	1.18	(0.49)	(0.68)	0.00	(1.17)

03/31/2017	8.82	0.29	2.55	2.84	(0.06)	0.00	0.00	(0.06)
I-2

04/01/2021 - 09/30/2021+	10.88	0.07	0.87	0.94	(2.07)	0.00	0.00	(2.07)

03/31/2021	6.59	0.10	7.73	7.83	(2.98)	(0.56)	0.00	(3.54)

03/31/2020	10.38	0.21	(3.78)	(3.57)	(0.22)	0.00	0.00	(0.22)

03/31/2019	11.58	0.22	(0.29)	(0.07)	(0.37)	(0.76)	0.00	(1.13)

03/31/2018	11.57	0.18	0.99	1.17	(0.48)	(0.68)	0.00	(1.16)

03/31/2017	8.81	0.27	2.55	2.82	(0.06)	0.00	0.00	(0.06)

20	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.13	7.25%	$15,767	1.22	%*	1.22	%*	1.20	%*	1.20	%*	1.00	%*	40%

10.25	84.04	24,161	1.27	(e)	1.27	(e)	1.23	(e)	1.23	(e)	1.41		331

6.80	(31.36)	6,064	1.46		1.46		1.25		1.25		2.04		420

9.94	(9.69)	21,706	1.35		1.35		1.25		1.25		1.72		339

11.31	19.30	53,041	1.28		1.28		1.25		1.25		1.39		87

10.33	38.01	41,744	1.37		1.37		1.25		1.25		2.06		368

8.94	7.19	12,603	1.52	*	1.52	*	1.50	*	1.50	*	0.70	*	40

10.07	83.06	12,242	1.57	(e)	1.57	(e)	1.53	(e)	1.53	(e)	1.10		331

6.72	(31.50)	7,351	1.76		1.76		1.55		1.55		1.78		420

9.81	(10.02)	17,935	1.65		1.65		1.55		1.55		1.42		339

11.18	18.97	25,707	1.58		1.58		1.55		1.55		1.10		87

10.23	37.61	7,396	1.67		1.67		1.55		1.55		1.83		368

8.44	6.78	1,479	2.27	*	2.27	*	2.25	*	2.25	*	(0.06	)*	40

9.61	82.02	1,540	2.32	(e)	2.32	(e)	2.28	(e)	2.28	(e)	0.46		331

6.46	(32.00)	1,326	2.51		2.51		2.30		2.30		1.06		420

9.50	(10.77)	3,331	2.40		2.40		2.30		2.30		0.67		339

10.87	18.13	4,657	2.33		2.33		2.30		2.30		0.31		87

9.98	36.57	2,268	2.42		2.42		2.30		2.30		1.10		368

$6.43	1.89%	$624,000	0.83	%*	0.83	%*	0.82	%*	0.82	%*	1.14	%*	19%

6.87	62.21	1,163,251	0.83		0.83		0.82		0.82		0.92		457

5.10	(26.10)	702,304	0.87		0.87		0.82		0.82		2.61		462

7.09	(7.10)	380,912	1.09		1.09		0.83		0.83		3.10		366

9.63	16.94	557,862	0.94		0.94		0.82		0.82		1.77		144

9.04	22.36	942,949	0.87		0.87		0.82		0.82		2.66		250

6.38	1.91	989	0.93	*	0.93	*	0.92	*	0.92	*	1.11	*	19

6.82	61.72	493	0.93		0.93		0.92		0.92		1.13		457

5.08	(26.35)	283	0.97		0.97		0.92		0.92		2.58		462

7.08	(7.18)	4,720	1.19		1.19		0.93		0.93		3.06		366

9.62	16.88	3,958	1.04		1.04		0.92		0.92		1.71		144

9.03	22.30	4,830	0.97		0.97		0.92		0.92		2.83		250

6.38	1.61	5,181	1.18	*	1.18	*	1.17	*	1.17	*	0.83	*	19

6.83	61.55	5,474	1.18		1.18		1.17		1.17		0.60		457

5.08	(26.39)	4,740	1.22		1.22		1.17		1.17		2.36		462

7.07	(7.31)	9,292	1.44		1.44		1.18		1.18		2.85		366

9.60	16.44	9,481	1.29		1.29		1.17		1.17		1.65		144

9.03	22.01	3,142	1.22		1.22		1.17		1.17		2.57		250

$9.82	8.44%	$342,488	0.85	%*	0.85	%*	0.84	%*	0.84	%*	1.15	%*	44%

10.94	131.16	683,013	0.86		0.86		0.84		0.84		1.14		338

6.61	(35.18)	206,844	0.93		0.93		0.84		0.84		2.19		468

10.41	(0.37)	137,253	0.92		0.92		0.84		0.84		1.99		405

11.61	10.35	81,039	0.89		0.89		0.84		0.84		1.66		141

11.60	32.15	65,475	0.88		0.88		0.84		0.84		2.83		352

9.75	8.39	24,953	0.95	*	0.95	*	0.94	*	0.94	*	1.20	*	44

10.88	130.85	18,798	0.96		0.96		0.94		0.94		1.00		338

6.59	(35.23)	3,631	1.03		1.03		0.94		0.94		2.09		468

10.38	(0.46)	5,079	1.02		1.02		0.94		0.94		1.91		405

11.58	10.26	2,938	0.99		0.99		0.94		0.94		1.54		141

11.57	32.00	3,584	0.98		0.98		0.94		0.94		2.52		352

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE PLUS Small Fund (Cont.)
Class A

04/01/2021 - 09/30/2021+	$10.77	$0.05	$0.87	$0.92	$(2.06)	$0.00	$0.00	$(2.06)

03/31/2021	6.55	0.07	7.66	7.73	(2.95)	(0.56)	0.00	(3.51)

03/31/2020	10.31	0.19	(3.76)	(3.57)	(0.19)	0.00	0.00	(0.19)

03/31/2019	11.51	0.19	(0.28)	(0.09)	(0.35)	(0.76)	0.00	(1.11)

03/31/2018	11.52	0.16	0.97	1.13	(0.46)	(0.68)	0.00	(1.14)

03/31/2017	8.77	0.25	2.53	2.78	(0.03)	0.00	0.00	(0.03)
Class C

04/01/2021 - 09/30/2021+	10.42	0.01	0.84	0.85	(2.03)	0.00	0.00	(2.03)

03/31/2021	6.40	(0.00)	7.48	7.48	(2.90)	(0.56)	0.00	(3.46)

03/31/2020	10.11	0.11	(3.68)	(3.57)	(0.14)	0.00	0.00	(0.14)

03/31/2019	11.32	0.10	(0.28)	(0.18)	(0.27)	(0.76)	0.00	(1.03)

03/31/2018	11.34	0.06	0.97	1.03	(0.37)	(0.68)	0.00	(1.05)

03/31/2017	8.68	0.20	2.46	2.66	0.00	0.00	0.00	0.00

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class

04/01/2021 - 09/30/2021+	$8.54	$0.04	$0.39	$0.43	$(0.48)	$0.00	$0.00	$(0.48)

03/31/2021	8.21	0.09	0.98	1.07	(0.74)	0.00	0.00	(0.74)

03/31/2020	10.23	0.21	(1.64)	(1.43)	(0.59)	0.00	0.00	(0.59)

03/31/2019	9.51	0.17	0.68	0.85	(0.13)	0.00	0.00	(0.13)

03/31/2018	10.02	0.16	0.39	0.55	(1.06)	0.00	0.00	(1.06)

03/31/2017	9.33	0.22	0.87	1.09	(0.40)	0.00	0.00	(0.40)
I-2

04/01/2021 - 09/30/2021+	8.55	0.03	0.38	0.41	(0.47)	0.00	0.00	(0.47)

03/31/2021	8.20	0.09	0.99	1.08	(0.73)	0.00	0.00	(0.73)

08/23/2019 - 03/31/2020	9.95	0.09	(1.43)	(1.34)	(0.41)	0.00	0.00	(0.41)
Class A

04/01/2021 - 09/30/2021+	8.51	0.02	0.38	0.40	(0.46)	0.00	0.00	(0.46)

03/31/2021	8.18	0.06	0.98	1.04	(0.71)	0.00	0.00	(0.71)

08/23/2019 - 03/31/2020	9.95	0.08	(1.44)	(1.36)	(0.41)	0.00	0.00	(0.41)
Class C

04/01/2021 - 09/30/2021+	8.53	(0.01)	0.38	0.37	(0.43)	0.00	0.00	(0.43)

03/31/2021	8.18	0.00	0.98	0.98	(0.63)	0.00	0.00	(0.63)

08/23/2019 - 03/31/2020	9.95	0.03	(1.43)	(1.40)	(0.37)	0.00	0.00	(0.37)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(e)	Effective October 1, 2020, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.80%.

22	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.63	8.28%	$26,473	1.20	%*	1.20	%*	1.19	%*	1.19	%*	0.94	%*	44%

10.77	130.09	18,414	1.21		1.21		1.19		1.19		0.75		338

6.55	(35.32)	7,440	1.28		1.28		1.19		1.19		1.85		468

10.31	(0.70)	15,655	1.27		1.27		1.19		1.19		1.66		405

11.51	9.90	10,296	1.24		1.24		1.19		1.19		1.34		141

11.52	31.73	3,861	1.23		1.23		1.19		1.19		2.42		352

9.24	7.83	4,123	1.95	*	1.95	*	1.94	*	1.94	*	0.18	*	44

10.42	128.64	2,943	1.96		1.96		1.94		1.94		(0.01)		338

6.40	(35.86)	1,635	2.03		2.03		1.94		1.94		1.13		468

10.11	(1.45)	3,581	2.02		2.02		1.94		1.94		0.91		405

11.32	9.20	2,713	1.99		1.99		1.94		1.94		0.55		141

11.34	30.65	2,928	1.98		1.98		1.94		1.94		2.00		352

$8.49	5.01%	$915,822	1.19	%*	1.19	%*	1.19	%*	1.19	%*	0.81	%*	65%

8.54	13.72	1,156,430	1.21		1.21		1.19		1.19		1.06		267

8.21	(14.91)	1,370,195	1.28		1.28		1.19		1.19		2.13		407

10.23	8.94	1,715,801	1.28		1.28		1.19		1.19		1.72		337

9.51	5.35	1,028,520	1.23		1.23		1.19		1.19		1.62		168

10.02	11.92	1,379,963	1.22		1.22		1.19		1.19		2.26		231

8.49	4.86	8,404	1.29	*	1.29	*	1.29	*	1.29	*	0.71	*	65

8.55	13.78	9,127	1.31		1.31		1.29		1.29		1.08		267

8.20	(14.21)	22,341	1.38	*	1.38	*	1.29	*	1.29	*	1.59	*	407

8.45	4.73	22,043	1.59	*	1.59	*	1.59	*	1.59	*	0.41	*	65

8.51	13.30	24,572	1.61		1.61		1.59		1.59		0.76		267

8.18	(14.38)	36,705	1.68	*	1.68	*	1.59	*	1.59	*	1.32	*	407

8.47	4.37	9,543	2.34	*	2.34	*	2.34	*	2.34	*	(0.34	)*	65

8.53	12.44	11,690	2.36		2.36		2.34		2.34		0.01		267

8.18	(14.68)	24,912	2.43	*	2.43	*	2.34	*	2.34	*	0.56	*	407

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Assets:

Investments, at value
Investments in securities*	$390,767	$1,273,832	$240,077	$477,173
Investments in Affiliates	141,745	568,120	138,070	159,618
Financial Derivative Instruments
Exchange-traded or centrally cleared	555	2,852	437	597
Over the counter	12,594	151,398	40,375	4,633
Cash	1	0	3	1
Deposits with counterparty	1,750	5,597	1,116	4,414
Foreign currency, at value	2,739	9,637	2,066	2,430
Receivable for investments sold	30,083	95,391	17,696	5,585
Receivable for investments in Affiliates sold	0	0	0	0
Receivable for TBA investments sold	5,369	3,260	0	1,637
Receivable for Fund shares sold	0	471	47	810
Interest and/or dividends receivable	1,102	3,404	561	1,388
Dividends receivable from Affiliates	24	126	25	29
Other assets	20	11	18	5
Total Assets	586,749	2,114,099	440,491	658,320

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$11,713	$12,174	$6,250	$6,260
Financial Derivative Instruments
Exchange-traded or centrally cleared	265	2,714	281	321
Over the counter	9,299	15,297	3,389	16,846
Payable for investments purchased	12,645	170,382	19	1,513
Payable for investments in Affiliates purchased	24	126	25	29
Payable for TBA investments purchased	13,587	39,338	15,652	1,705
Deposits from counterparty	15,846	158,809	42,617	965
Payable for Fund shares redeemed	0	1,239	403	1
Overdraft due to custodian	0	0	0	0
Accrued investment advisory fees	279	764	292	352
Accrued supervisory and administrative fees	110	458	113	155
Accrued distribution fees	0	70	1	0
Accrued servicing fees	2	134	3	1
Other liabilities	2	3	1	2
Total Liabilities	63,772	401,508	69,046	28,150

Net Assets	$522,977	$1,712,591	$371,445	$630,170

Net Assets Consist of:

Paid in capital	$1,458,635	$1,537,362	$482,624	$335,358
Distributable earnings (accumulated loss)	(935,658)	175,229	(111,179)	294,812

Net Assets	$522,977	$1,712,591	$371,445	$630,170

Cost of investments in securities	$386,387	$1,212,707	$234,312	$461,020
Cost of investments in Affiliates	$141,651	$568,129	$138,043	$159,093
Cost of foreign currency held	$2,829	$10,001	$2,109	$2,487
Proceeds received on short sales	$11,903	$12,526	$6,453	$6,434
Cost or premiums of financial derivative instruments, net	$(852)	$5,152	$(741)	$405

* Includes repurchase agreements of:	$163	$67,817	$380	$492

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$281,893	$756,799
124,263	267,628

417	1,248
8,665	12,283
0	0
3,446	2,476
1,739	7,271
1,711	41,842
600	0
438	9,833
314	56
756	2,069
18	70
2	59
424,262	1,101,634

$2,019	$20,430

254	462
7,128	13,410
17	48,088
18	70
3,339	42,412
12,155	19,401
975	325
0	208
214	787
95	214
3	6
7	7
1	2
26,225	145,822

$398,037	$955,812

$63,699	$1,070,103
334,338	(114,291)

$398,037	$955,812

$270,121	$739,012
$124,243	$267,658
$1,778	$7,850
$2,076	$20,947
$(231)	$2,061

$1,448	$43,275

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	25

Statements of Assets and Liabilities	(Cont.)

	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Net Assets:

Institutional Class	$512,984	$802,570	$341,596	$624,000
I-2	N/A	273,028	15,767	989
I-3	N/A	7,612	N/A	N/A
Class A	9,993	520,351	12,603	5,181
Class C	N/A	109,030	1,479	N/A

Shares Issued and Outstanding:

Institutional Class	59,099	122,055	37,303	97,087
I-2	N/A	42,042	1,728	155
I-3	N/A	1,175	N/A	N/A
Class A	1,188	86,191	1,410	812
Class C	N/A	20,927	175	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.68	$6.58	$9.16	$6.43
I-2	N/A	6.49	9.13	6.38
I-3	N/A	6.48	N/A	N/A
Class A	8.41	6.04	8.94	6.38

Class C	N/A	5.21	8.44	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

26	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$342,488	$915,822
24,953	8,404
N/A	N/A
26,473	22,043
4,123	9,543

34,882	107,906
2,559	990
N/A	N/A
2,749	2,608
446	1,127

$9.82	$8.49
9.75	8.49
N/A	N/A
9.63	8.45

9.24	8.47

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	27

Statements of Operations

Six Months Ended September 30, 2021 (Unaudited)
(Amounts in thousands†)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Investment Income:

Interest	$7,566	$16,027	$8,514	$9,707
Dividends	0	0	0	76
Dividends from Investments in Affiliates	235	665	282	353
Total Income	7,801	16,692	8,796	10,136

Expenses:

Investment advisory fees	2,668	4,464	3,213	2,945
Supervisory and administrative fees	1,050	2,713	1,228	1,294
Distribution fees - Class C	N/A	465	6	N/A
Servicing fees - Class A	13	672	18	7
Servicing fees - Class C	N/A	155	2	N/A
Trustee fees	3	4	3	3
Interest expense	59	80	60	40
Miscellaneous expense	0	1	0	0
Total Expenses	3,793	8,554	4,530	4,289
Waiver and/or Reimbursement by PIMCO	0	(2)	0	0
Net Expenses	3,793	8,552	4,530	4,289

Net Investment Income (Loss)	4,008	8,140	4,266	5,847

Net Realized Gain (Loss):

Investments in securities	20,794	675	48,039	7,496
Investments in Affiliates	109	(15)	(51)	551
Exchange-traded or centrally cleared financial derivative instruments	(13,361)	(9,809)	(9,031)	(14,413)
Over the counter financial derivative instruments	25,452	40,791	114,378	271,878
Short sales	(467)	(280)	(385)	(137)
Foreign currency	(1,544)	(1,467)	(1,470)	(122)

Net Realized Gain (Loss)	30,983	29,895	151,480	265,253

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(12,066)	2,632	(29,310)	2,918
Investments in Affiliates	(129)	37	39	(591)
Exchange-traded or centrally cleared financial derivative instruments	2,289	(3,509)	(9,539)	(2,551)
Over the counter financial derivative instruments	(73,658)	5,112	(45,323)	(236,097)
Short sales	(62)	248	(35)	122
Foreign currency assets and liabilities	985	(370)	919	(57)

Net Change in Unrealized Appreciation (Depreciation)	(82,641)	4,150	(83,249)	(236,256)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(47,650)	$42,185	$72,497	$34,844

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$5,861	$11,184
0	0
246	412
6,107	11,596

1,794	5,446
786	1,478
15	39
33	30
5	13
2	3
35	19
0	1
2,670	7,029
0	0
2,670	7,029

3,437	4,567

1,905	24,474
(35)	(24)
(1,633)	(26,668)
308,113	91,116
(45)	(410)
(224)	(524)

308,081	87,964

1,243	(18,266)
28	(2)
(3,536)	12,365
(243,726)	(26,884)
40	367
(46)	(187)

(245,997)	(32,607)

$65,521	$59,924

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	29

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Advantage PLUS Fund		PIMCO RAE PLUS Fund

(Amounts in thousands†)	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,008	$8,746	$8,140	$19,103
Net realized gain (loss)	30,983	(35,477)	29,895	356,439
Net change in unrealized appreciation (depreciation)	(82,641)	175,274	4,150	369,688

Net Increase (Decrease) in Net Assets Resulting from Operations	(47,650)	148,543	42,185	745,230

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(22,566)	(7,979)	(59,759)	(87,615)
I-2	N/A	N/A	(24,176)	(37,271)
I-3	N/A	N/A	(634)	(919)
Administrative Class	N/A	N/A	N/A	(448	)(a)
Class A	(336)	(23)	(48,354)	(73,473)
Class C	N/A	N/A	(12,081)	(25,276)

Total Distributions(b)	(22,902)	(8,002)	(145,004)	(225,002)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(491,992)	(651,570)	179,954	92,781

Total Increase (Decrease) in Net Assets	(562,544)	(511,029)	77,135	613,009

Net Assets:

Beginning of period	1,085,521	1,596,550	1,635,456	1,022,447
End of period	$522,977	$1,085,521	$1,712,591	$1,635,456

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Administrative Class Shares liquidated at the close of business on March 12, 2021.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE PLUS EMG Fund		PIMCO RAE PLUS International Fund		PIMCO RAE PLUS Small Fund		PIMCO RAE Worldwide Long/Short PLUS Fund

Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

$4,266	$20,251	$5,847	$13,320	$3,437	$8,305	$4,567	$11,067
151,480	228,573	265,253	413,167	308,081	363,800	87,964	174,724
(83,249)	536,396	(236,256)	298,984	(245,997)	294,861	(32,607)	(42,346)

72,497	785,220	34,844	725,471	65,521	666,966	59,924	143,445

(113,401)	(204,801)	(79,490)	(253,797)	(94,324)	(231,140)	(55,825)	(89,401)
(3,608)	(2,391)	(78)	(78)	(4,503)	(2,850)	(471)	(1,446)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(2,700)	(2,520)	(433)	(1,131)	(5,404)	(4,149)	(1,211)	(2,613)
(292)	(290)	N/A	N/A	(770)	(864)	(495)	(1,543)

(120,001)	(210,002)	(80,001)	(255,006)	(105,001)	(239,003)	(58,002)	(95,003)

(555,794)	(1,374,244)	(493,891)	(8,574)	(285,651)	75,655	(247,929)	(300,776)

(603,298)	(799,026)	(539,048)	461,891	(325,131)	503,618	(246,007)	(252,334)

974,743	1,773,769	1,169,218	707,327	723,168	219,550	1,201,819	1,454,153
$371,445	$974,743	$630,170	$1,169,218	$398,037	$723,168	$955,812	$1,201,819

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	31

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 74.7%

CORPORATE BONDS & NOTES 18.8%

BANKING & FINANCE 10.7%

ABN AMRO Bank NV
4.750% due 07/28/2025		$100	$111

American Tower Corp.
1.000% due 01/15/2032	EUR	1,804	2,077
3.800% due 08/15/2029		$881	977

Aviation Capital Group LLC
5.500% due 12/15/2024		400	449

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		10	10

Barclays PLC
4.337% due 01/10/2028		200	224
4.972% due 05/16/2029 •		200	233
5.088% due 06/20/2030 •		200	231
5.200% due 05/12/2026		200	229
7.125% due 06/15/2025 •(f)(g)	GBP	882	1,334
7.875% due 03/15/2022 •(f)(g)		$200	205
8.000% due 06/15/2024 •(f)(g)		200	226

BOC Aviation Ltd.
4.000% due 01/25/2024		200	212

CIT Group, Inc.
5.000% due 08/15/2022		182	189

Credit Suisse AG
6.500% due 08/08/2023 (g)		800	877

Credit Suisse Group AG
3.750% due 03/26/2025		500	539
6.375% due 08/21/2026 •(f)(g)		574	631

Deutsche Bank AG
1.354% (US0003M + 1.230%) due 02/27/2023 ~		881	891
1.375% due 09/03/2026 •	EUR	1,500	1,804
1.625% due 01/20/2027		2,800	3,418
1.750% due 01/17/2028		300	368
3.961% due 11/26/2025 •		$3,081	3,334

Discover Bank
4.650% due 09/13/2028		400	464

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,915	2,184

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	441	565

Ford Motor Credit Co. LLC
1.402% (US0003M + 1.270%) due 03/28/2022 ~		$558	558
3.087% due 01/09/2023		912	927
3.550% due 10/07/2022		626	639

General Motors Financial Co., Inc.
0.007% due 03/26/2022 •	EUR	200	232

GSPA Monetization Trust
6.422% due 10/09/2029		$31	34

Healthcare Realty Trust, Inc.
2.400% due 03/15/2030		346	348

HSBC Holdings PLC
2.357% due 08/18/2031 •		1,569	1,553
3.000% due 05/29/2030 •	GBP	723	1,030
4.292% due 09/12/2026 •		$472	521

ING Groep NV
5.750% due 11/16/2026 •(f)(g)		200	219

JPMorgan Chase & Co.
2.182% due 06/01/2028 •		3,138	3,206

Lloyds Banking Group PLC
4.550% due 08/16/2028		801	924
7.500% due 09/27/2025 •(f)(g)		1,992	2,312
7.625% due 06/27/2023 •(f)(g)	GBP	1,302	1,893

Nationwide Building Society
4.363% due 08/01/2024 •		$500	532

Natwest Group PLC
2.875% due 09/19/2026 •	GBP	158	224
4.269% due 03/22/2025 •		$500	540
4.519% due 06/25/2024 •		1,412	1,503
5.076% due 01/27/2030 •		200	236
8.000% due 08/10/2025 •(f)(g)		440	520

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Acceptance Co. LLC
0.822% due 09/28/2022 •		$78	$78
2.600% due 09/28/2022		554	564
2.650% due 07/13/2022		572	581

Nomura Holdings, Inc.
1.851% due 07/16/2025		1,255	1,274
2.679% due 07/16/2030		1,491	1,507

OneMain Finance Corp.
5.625% due 03/15/2023		93	98
6.125% due 05/15/2022		209	215

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		801	867

SL Green Realty Corp.
4.500% due 12/01/2022		410	424

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		3,609	3,559

UBS AG
7.625% due 08/17/2022 (g)		1,336	1,416

UBS Group AG
4.125% due 09/24/2025		200	221

UniCredit SpA
6.572% due 01/14/2022		1,000	1,016

Wells Fargo & Co.
0.625% due 03/25/2030	EUR	1,500	1,723
1.741% due 05/04/2030 •		700	871
2.879% due 10/30/2030 •		$500	523

WPC Eurobond BV
2.250% due 04/09/2026	EUR	881	1,105

			55,775

INDUSTRIALS 6.3%

Aker BP ASA
2.875% due 01/15/2026		$450	476

BAT Capital Corp.
3.222% due 08/15/2024		31	33

BAT International Finance PLC
3.950% due 06/15/2025		93	101

Boeing Co.
2.750% due 02/01/2026		700	729

Broadcom, Inc.
2.450% due 02/15/2031		1,000	969
3.500% due 02/15/2041		500	495
3.750% due 02/15/2051		200	200

Charter Communications Operating LLC
1.776% (US0003M + 1.650%) due 02/01/2024 ~		1,101	1,133
4.908% due 07/23/2025		315	354

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		700	760

DAE Funding LLC
1.625% due 02/15/2024		1,100	1,095
2.625% due 03/20/2025		500	510
3.375% due 03/20/2028		600	620
5.250% due 11/15/2021		78	78

Dell International LLC
4.900% due 10/01/2026		78	90
5.300% due 10/01/2029		235	284
5.850% due 07/15/2025		78	91

Energy Transfer LP
4.250% due 03/15/2023		235	245
5.000% due 10/01/2022		78	80

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	628	740

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$1,238	1,293

Imperial Brands Finance PLC
3.500% due 07/26/2026		2,190	2,345
3.875% due 07/26/2029		1,255	1,351

INEOS Finance PLC
2.125% due 11/15/2025	EUR	912	1,053

MPLX LP
2.650% due 08/15/2030		$900	904

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	$785	$817
3.522% due 09/17/2025	1,177	1,252
4.345% due 09/17/2027	1,741	1,914
4.810% due 09/17/2030	500	563

Oracle Corp.
3.850% due 04/01/2060	4,080	4,155

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030	800	828

Sands China Ltd.
5.125% due 08/08/2025	1,961	2,114
5.400% due 08/08/2028	2,746	3,036

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050	1,020	1,036
3.375% due 07/09/2060	820	858

ZF North America Capital, Inc.
4.500% due 04/29/2022	150	152

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	314	338

		33,092

UTILITIES 1.8%

AT&T, Inc.
2.250% due 02/01/2032	549	535

Pacific Gas & Electric Co.
1.500% (US0003M + 1.375%) due 11/15/2021 ~	4,200	4,202
2.500% due 02/01/2031	2,118	2,017
4.550% due 07/01/2030	800	866

Petrobras Global Finance BV
5.093% due 01/15/2030	424	449

Rio Oil Finance Trust
8.200% due 04/06/2028	453	524

Sprint Communications, Inc.
6.000% due 11/15/2022	602	634
11.500% due 11/15/2021	155	157

Sprint Corp.
7.875% due 09/15/2023	189	211

		9,595

Total Corporate Bonds & Notes (Cost $96,999)		98,462

MUNICIPAL BONDS & NOTES 0.2%

ILLINOIS 0.1%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	85	105
6.725% due 04/01/2035	185	229

		334

NEW JERSEY 0.1%

Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022 (d)	605	600

Total Municipal Bonds & Notes (Cost $854)		934

U.S. GOVERNMENT AGENCIES 4.6%

Fannie Mae
1.737% due 03/01/2034 •	24	25
2.310% due 08/01/2022	61	62
2.323% due 12/01/2034 •	30	30
2.358% due 01/25/2031 ~(a)	401	55
4.500% due 09/25/2040	649	781

Freddie Mac
3.500% due 07/15/2042	1,496	1,560
4.000% due 01/01/2048 - 03/01/2049	775	833
6.500% due 05/01/2035	43	49

32	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
0.436% due 08/20/2047 •	$132	$131
0.781% due 04/20/2068 •	726	731
2.125% due 11/20/2044 •	213	221

Ginnie Mae, TBA
5.000% due 10/01/2051	4,800	5,169

Small Business Administration
5.490% due 03/01/2028	12	13
6.020% due 08/01/2028	92	102

Uniform Mortgage-Backed Security
3.500% due 02/01/2043 - 09/01/2048	5,072	5,387
6.000% due 08/01/2036 - 04/01/2041	328	381
6.500% due 09/01/2036	46	51

Uniform Mortgage-Backed Security, TBA
3.500% due 12/01/2051	50	53
4.500% due 10/01/2051	7,700	8,329

Total U.S. Government Agencies (Cost $23,379)		23,963

U.S. TREASURY OBLIGATIONS 1.8%

U.S. Treasury Inflation Protected Securities (e)
0.625% due 02/15/2043 (j)	745	889
1.375% due 02/15/2044	6,228	8,564

Total U.S. Treasury Obligations (Cost $8,535)		9,453

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.4%

Adjustable Rate Mortgage Trust
2.842% due 01/25/2036 ^~	669	590

American Home Mortgage Assets Trust
0.276% due 10/25/2046 •	147	95
6.750% due 11/25/2046 þ	185	181

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~	398	402

Banc of America Funding Trust
2.916% due 09/20/2046 ^~	675	648

Bear Stearns Adjustable Rate Mortgage Trust
2.579% due 08/25/2033 ~	26	26

Bear Stearns ALT-A Trust
0.406% due 08/25/2036 •	107	103
2.622% due 05/25/2035 ~	30	31

Chase Mortgage Finance Trust
2.739% due 09/25/2036 ^~	188	171

Citigroup Mortgage Loan Trust
3.124% due 09/25/2037 ^~	15	15
3.228% due 09/25/2059 þ	783	784
3.258% due 04/25/2066 ~	542	547

CitiMortgage Alternative Loan Trust
0.686% due 04/25/2037 •	244	206

Commercial Mortgage Trust
3.545% due 02/10/2036	3,766	4,058

Countrywide Alternative Loan Trust
0.256% due 05/25/2047 •	381	366
0.326% due 12/25/2046 •	1,116	1,088
0.426% due 11/25/2036 «•	3	0
5.500% due 06/25/2025	318	305
5.500% due 05/25/2035	467	445
5.500% due 11/25/2035 ^	102	79
6.000% due 12/25/2035 ^	388	366
6.000% due 05/25/2036 ^	53	35
6.250% due 08/25/2036	799	644
7.000% due 10/25/2037	115	59

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 01/25/2037 ^	259	185
6.000% due 02/25/2037 ^	269	189

Countrywide Home Loan Reperforming REMIC Trust
0.426% due 06/25/2035 •	86	84

Credit Suisse Mortgage Capital Trust
2.961% due 10/27/2059 ~	1,190	1,200
3.811% due 06/25/2050 ~	725	662

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.466% due 02/25/2037 ^•	853	835

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.586% due 02/25/2035 •		$56	$55

Downey Savings & Loan Association Mortgage Loan Trust
0.277% due 10/19/2036 •		198	178

First Horizon Alternative Mortgage Securities Trust
2.539% due 06/25/2036 ^~		625	575

HarborView Mortgage Loan Trust
0.292% due 12/19/2036 •		332	316

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	2,202	2,981

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		$1,975	1,985

Impac CMB Trust
0.726% due 03/25/2035 •		190	188

IndyMac Mortgage Loan Trust
0.486% due 11/25/2046 •		844	853
0.566% due 07/25/2035 •		287	282

JP Morgan Chase Commercial Mortgage Securities Trust
1.534% due 12/15/2031 •		491	489

JP Morgan Mortgage Trust
2.299% due 07/25/2035 ~		72	75
2.886% due 07/27/2037 ~		117	116
5.750% due 01/25/2036 ^		12	8

Lehman Mortgage Trust
0.736% due 11/25/2036 •		199	113

Lehman XS Trust
0.536% due 08/25/2046 •		474	484

Luminent Mortgage Trust
3.056% due 04/25/2036 ~		5,042	4,482

MASTR Adjustable Rate Mortgages Trust
2.731% due 11/21/2034 ~		932	949

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^		151	129

Merrill Lynch Alternative Note Asset Trust
0.486% due 03/25/2037 •		2,485	903
6.000% due 03/25/2037		58	34

Merrill Lynch Mortgage Investors Trust
1.950% due 04/25/2035 ~		14	14
2.013% due 02/25/2036 ~		3	3

Morgan Stanley Mortgage Loan Trust
6.000% due 08/25/2036		90	57

MortgageIT Trust
0.606% due 12/25/2035 •		345	348

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		1,186	1,227
2.750% due 11/25/2059 ~		2,040	2,101
3.500% due 12/25/2057 ~		1,999	2,061

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		33	21

NovaStar Mortgage Funding Trust
0.415% due 09/25/2046 •		722	304

Prime Mortgage Trust
6.000% due 06/25/2036 ^		47	47

RBSSP Resecuritization Trust
0.334% due 02/26/2037 •		119	119
0.589% due 04/26/2037 •		7	7

Ready Capital Mortgage Financing LLC
2.236% due 02/25/2035 •		2,667	2,682

Residential Accredit Loans, Inc. Trust
0.336% due 08/25/2037 •		21	20
0.406% due 01/25/2037 •		2,050	1,981
1.014% due 10/25/2037 ~		415	407
6.000% due 01/25/2037 ^		45	44
6.000% due 03/25/2037		120	116

Residential Funding Mortgage Securities, Inc. Trust
3.287% due 04/25/2037 ~		232	214

Sequoia Mortgage Trust
2.849% due 09/20/2046 ^~		125	98

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~		984	989

Structured Adjustable Rate Mortgage Loan Trust
2.668% due 08/25/2035 ~		43	33
3.057% due 03/25/2036 ^~		48	43

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Taurus UK DAC
0.899% due 05/17/2031 •	GBP	700	$946

Thornburg Mortgage Securities Trust
1.310% due 03/25/2044 ~		$79	80
1.845% due 12/25/2044 ~		109	110
1.984% due 09/25/2037 ~		1	1

Towd Point Mortgage Funding
1.250% due 02/20/2054 •	GBP	714	967

Towd Point Mortgage Funding PLC
1.097% due 10/20/2051 •		855	1,162

WaMu Mortgage Pass-Through Certificates Trust
0.626% due 12/25/2045 •		$22	23
0.866% due 01/25/2045 •		817	809
1.092% due 02/25/2046 •		74	76
2.734% due 06/25/2037 ^~		177	174
2.749% due 01/25/2035 ~		60	61
2.808% due 10/25/2035 ~		26	27
2.875% due 12/25/2035 ~		252	257
2.886% due 06/25/2037 ^~		156	154

Washington Mutual Mortgage Pass-Through Certificates Trust
0.166% due 09/25/2036 •		523	178
0.586% due 02/25/2036 •		616	540
0.842% due 02/25/2047 ^•		955	885
1.032% due 04/25/2046 •		77	73

Wells Fargo Mortgage-Backed Securities Trust
2.839% due 09/25/2036 ^~		7	7

Total Non-Agency Mortgage-Backed Securities (Cost $48,791)			49,060

ASSET-BACKED SECURITIES 23.5%

Aames Mortgage Investment Trust
1.076% due 07/25/2035 •		834	835

Accredited Mortgage Loan Trust
0.346% due 09/25/2036 •		381	377

Argent Securities Trust
0.466% due 03/25/2036 •		1,344	1,301

Asset-Backed Securities Corp. Home Equity Loan Trust
0.896% due 06/25/2034 •		995	981

Assurant CLO Ltd.
1.384% due 10/20/2029 •		1,412	1,412

Bear Stearns Asset-Backed Securities Trust
1.136% due 08/25/2037 •		701	678
2.693% due 07/25/2036 ~		42	43

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	2,100	2,426

BNPP AM Euro CLO
0.650% due 10/15/2031 •		360	418

Cairn CLO DAC
0.600% due 04/30/2031 •		2,100	2,426
0.670% due 01/31/2030 •		1,066	1,235

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		1,400	1,623
0.890% due 08/15/2032 •		1,200	1,392

Carrington Mortgage Loan Trust
1.254% due 10/20/2029 •		$4,080	4,085

Centex Home Equity Loan Trust
0.731% due 03/25/2034 •		109	108

CIFC Funding Ltd.
0.985% due 10/25/2027 •		3,253	3,253

Citigroup Mortgage Loan Trust
0.276% due 05/25/2037 •		1,017	830
0.406% due 09/25/2036 •		3,478	3,007
0.606% due 03/25/2036 •		1,555	1,530
7.250% due 05/25/2036 þ		118	82

Citigroup Mortgage Loan Trust, Inc.
0.536% due 10/25/2036 •		512	511
0.986% due 09/25/2035 ^•		1,070	1,067

Countrywide Asset-Backed Certificates
0.226% due 07/25/2037 •		520	493
0.486% due 02/25/2037 •		344	332

Countrywide Asset-Backed Certificates Trust
0.226% due 03/25/2037 •		265	257
0.236% due 03/25/2047 ^•		772	764

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	33

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.246% due 03/25/2037 •		$8	$8

Countrywide Asset-Backed Certificates Trust, Inc.
0.826% due 08/25/2047 •		421	417

Countrywide Partnership Trust
0.986% due 02/25/2035 •		3,774	3,756

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		2,099	696

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	1,600	1,855
0.650% due 07/21/2030 •		912	1,057
0.650% due 10/15/2031 •		3,700	4,286

ECMC Group Student Loan Trust
1.086% due 07/25/2069 •		$560	570

Ellington Loan Acquisition Trust
1.186% due 05/25/2037 •		627	629

Encore Credit Receivables Trust
0.821% due 09/25/2035 •		75	75

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	1,400	1,614

First Franklin Mortgage Loan Trust
0.246% due 11/25/2036 •		$313	310
0.396% due 09/25/2036 •		153	148
0.806% due 11/25/2035 •		653	643

Fremont Home Loan Trust
0.226% due 11/25/2036 •		375	264
0.236% due 10/25/2036 •		1,164	678
0.821% due 01/25/2035 •		340	340
0.821% due 07/25/2035 •		34	34

Galaxy CLO Ltd.
1.096% due 10/15/2030 •		1,020	1,021

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		322	324

GSAA Home Equity Trust
0.226% due 03/25/2036 •		227	104
0.726% due 04/25/2047 •		466	272
6.795% due 06/25/2036 þ		384	157

GSAMP Trust
0.176% due 01/25/2037 •		1,759	1,292
0.186% due 12/25/2046 •		167	114
0.216% due 12/25/2046 •		912	641
0.316% due 01/25/2037 •		410	378

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	1,300	1,495
0.960% due 10/20/2031 •		3,200	3,701

Home Equity Mortgage Loan Asset-Backed Trust
0.306% due 04/25/2037 •		$370	325

HSI Asset Securitization Corp. Trust
0.566% due 11/25/2035 •		2,960	2,925

JP Morgan Mortgage Acquisition Trust
0.296% due 10/25/2036 •		387	385
0.386% due 03/25/2037 •		1,353	1,316
0.486% due 07/25/2036 •		6,824	6,690

Jubilee CLO BV
0.600% due 04/15/2030 •	EUR	2,100	2,427
0.650% due 04/15/2031 •		900	1,044

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		$426	429

Long Beach Mortgage Loan Trust
0.526% due 02/25/2036 •		863	860

Mackay Shields EURO CLO DAC
1.550% due 08/15/2033 •	EUR	500	580

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •		700	812

Merrill Lynch Mortgage Investors Trust
0.306% due 08/25/2037 •		$3,743	2,447
0.606% due 02/25/2037 •		2,584	1,152

Morgan Stanley ABS Capital, Inc. Trust
0.301% due 03/25/2037 •		892	494
1.016% due 07/25/2035 •		1,202	1,206

Mountain View CLO LLC
1.216% due 10/16/2029 •		1,118	1,118

Nassau Ltd.
2.284% due 07/20/2029 •		1,334	1,335

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.032% due 10/25/2036 ^þ		$264	$96

NovaStar Mortgage Funding Trust
0.286% due 09/25/2037 •		689	679

OCP CLO Ltd.
1.254% due 07/20/2029 •		1,177	1,178

Option One Mortgage Loan Trust
0.226% due 01/25/2037 •		2,369	1,705
0.226% due 03/25/2037 •		290	223
0.626% due 01/25/2036 •		2,014	1,993
0.866% due 02/25/2035 •		625	625

Palmer Square European Loan Funding DAC
1.150% due 01/15/2030 •	EUR	970	1,124

Palmer Square Loan Funding Ltd.
1.025% due 10/24/2027 •		$1,123	1,124

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.811% due 02/25/2035 •		4,155	4,193

Renaissance Home Equity Loan Trust
1.186% due 09/25/2037 •		253	138

Residential Asset Securities Corp. Trust
0.666% due 06/25/2033 •		96	90
0.746% due 12/25/2035 •		1,479	1,478

Securitized Asset-Backed Receivables LLC Trust
0.806% due 10/25/2035 •		1,509	1,475

SLM Student Loan Trust
1.625% due 04/25/2023 •		179	181

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		1,509	1,550

Sound Point CLO Ltd.
1.105% due 07/25/2030 •		2,900	2,902

Soundview Home Loan Trust
0.246% due 10/25/2036 •		1,082	1,082
0.256% due 07/25/2037 •		420	398
0.551% due 02/25/2036 •		945	928
1.386% due 10/25/2037 •		551	513

South Carolina Student Loan Corp.
1.120% due 09/03/2024 •		99	99

SP-Static CLO Ltd.
1.538% due 07/22/2028 •		1,829	1,831

Specialty Underwriting & Residential Finance Trust
0.686% due 12/25/2036 •		633	626

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		29	29

Structured Asset Investment Loan Trust
0.866% due 02/25/2035 •		1,753	1,755

Symphony CLO Ltd.
1.006% due 04/15/2028 •		764	765
1.083% due 07/14/2026 •		1,059	1,061

Telos CLO Ltd.
1.084% due 04/17/2028 •		290	290

TICP CLO Ltd.
0.974% due 04/20/2028 •		1,612	1,614

Towd Point Mortgage Trust
3.000% due 01/25/2058 ~		1,062	1,085
3.000% due 11/25/2058 ~		452	458
3.260% due 10/25/2057 ~		1,479	1,543

Venture CLO Ltd.
1.154% due 04/20/2029 •		4,064	4,066

Wind River CLO Ltd.
0.996% due 10/15/2027 •		238	238

Total Asset-Backed Securities (Cost $121,989)			123,025

SOVEREIGN ISSUES 2.1%

Argentina Government International Bond
0.500% due 07/09/2030 þ		149	50
1.125% due 07/09/2035 þ		97	31

Brazil Government International Bond
4.750% due 01/14/2050		572	508

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Israel Government International Bond
4.125% due 01/17/2048		$200	$241

Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	34,805	321
0.100% due 03/10/2029 (e)		588,611	5,455

Saudi Government International Bond
4.000% due 04/17/2025		$2,322	2,544
4.500% due 10/26/2046		400	463
5.000% due 04/17/2049		981	1,224

Total Sovereign Issues (Cost $10,911)			10,837

		SHARES
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

JPMorgan Chase & Co.
3.599% (US0003M + 3.470%) due 01/30/2022 ~(f)		300,000	302

Stichting AK Rabobank Certificaten
19.437% due 12/29/2049 þ(f)		56,050	93

Truist Financial Corp.
4.950% due 09/01/2025 •(f)		1,098,000	1,202

Total Preferred Securities (Cost $1,495)			1,597

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 14.0%

REPURCHASE AGREEMENTS (h) 0.0%
			163

U.S. TREASURY BILLS 10.3%
0.049% due 01/20/2022 - 03/17/2022 (c)(d)(j)(l)		$53,882	53,875

U.S. TREASURY CASH MANAGEMENT BILLS 3.7%
0.042% due 01/04/2022 - 01/18/2022 (c)(d)(l)		19,400	19,398

Total Short-Term Instruments (Cost $73,434)			73,436

Total Investments in Securities (Cost $386,387)			390,767

		SHARES
INVESTMENTS IN AFFILIATES 27.1%

SHORT-TERM INSTRUMENTS 27.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 27.1%

PIMCO Short Asset Portfolio		102,034	1,022

PIMCO Short-Term Floating NAV Portfolio III		14,269,222	140,723

Total Short-Term Instruments (Cost $141,651)			141,745

Total Investments in Affiliates (Cost $141,651)			141,745

Total Investments 101.8% (Cost $528,038)			$532,512

Financial Derivative Instruments (i)(k) 0.7% (Cost or Premiums, net $(852))			3,585

Other Assets and Liabilities, net (2.5)%			(13,120)

Net Assets 100.0%			$522,977

34	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$163	U.S. Treasury Notes 1.625% due 12/15/2022	$(166)	$163	$163

Total Repurchase Agreements						$(166)	$163	$163

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(1)
U.S. Government Agencies (1.0)%
Uniform Mortgage-Backed Security, TBA	5.000%	10/01/2051	$	4,800	$(5,263)	$(5,277)

Sovereign Issues (1.2)%
Canada Government International Bond	2.750%	12/01/2048	CAD	6,900	(6,640)	(6,436)

Total Short Sales (2.2)%					$(11,903)	$(11,713)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$163	$0	$0	$0	$163	$(166)	$(3)

Master Securities Forward Transaction Agreement
TOR	0	0	0	(6,436)	(6,436)	(530)	(6,966)

Total Borrowings and Other Financing Transactions	$163	$0	$0	$(6,436)

(1)	Payable for short sales includes $83 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	35

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2022	221	$	54,977	$(20)	$6	$0
U.S. Treasury 2-Year Note December Futures	12/2021	151		33,228	(37)	6	0
U.S. Treasury 5-Year Note December Futures	12/2021	110		13,502	(95)	9	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	8		1,529	(39)	0	(1)

					$(191)	$21	$(1)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2024	221	$	(54,363)	$114	$0	$(4)
Euro-Bund 10-Year Bond December Futures	12/2021	1		(197)	3	0	0
U.S. Treasury 10-Year Note December Futures	12/2021	100		(13,161)	169	0	(14)
U.S. Treasury 30-Year Bond December Futures	12/2021	428		(68,146)	1,825	0	(54)
United Kingdom Long Gilt December Futures	12/2021	14		(2,361)	59	10	(2)

					$2,170	$10	$(74)

Total Futures Contracts					$1,979	$31	$(75)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	(1.000)%	Quarterly	12/20/2025	$	1,700	$(41)	$(1)	$(42)	$0	$0
CDX.IG-36 5-Year Index	(1.000)	Quarterly	06/20/2026		73,100	(1,794)	11	(1,783)	23	0
CDX.IG-37 5-Year Index	(1.000)	Quarterly	12/20/2026		43,800	(1,087)	33	(1,054)	21	0

						$(2,922)	$43	$(2,879)	$44	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026	$	1,400	$(50)	$(5)	$(55)	$0	$0
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026		500	48	(1)	47	0	(1)

						$(2)	$(6)	$(8)	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP	10,200	$6	$(312)	$(306)	$0	$(46)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		7,100	(125)	762	637	106	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	227,100	(224)	(135)	(359)	0	(1)
Pay	1-Year BRL-CDI	6.572	Maturity	01/02/2023		39,200	0	(154)	(154)	0	(6)
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	17,100	0	(106)	(106)	3	0
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		34,200	0	(212)	(212)	5	0
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		17,100	536	(300)	236	1	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		7,300	1,609	(1,130)	479	0	(37)
Pay	3-Month CNY-CNREPOFIX	2.688	Quarterly	03/17/2026	CNY	15,900	0	24	24	1	0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		22,600	0	35	35	2	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		45,200	(39)	39	0	2	(2)
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		45,200	(40)	40	0	2	(2)
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		30,500	(17)	47	30	2	(1)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022	$	9,700	(415)	111	(304)	0	(1)
Pay(5)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		34,900	1,151	(651)	500	89	0

36	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month AUD-LIBOR	2.000%	Semi-Annual	06/16/2031	AUD	3,200	$32	$61	$93	$0	$(5)
Pay(5)	6-Month EUR-EURIBOR	0.471	Annual	11/03/2023	EUR	78,400	0	(104)	(104)	5	0
Pay(5)	6-Month EUR-EURIBOR	0.025	Annual	11/03/2031		400	0	10	10	0	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		11,400	219	(188)	31	0	(1)
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	03/16/2052		3,700	(154)	156	2	13	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	777,300	(224)	62	(162)	0	(7)
Pay	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		533,000	(326)	82	(244)	29	0
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	2,300	131	(228)	(97)	22	0
Pay	UKRPI	3.415	Maturity	02/15/2030		10,300	145	(1,082)	(937)	111	0
Pay	UKRPI	3.475	Maturity	08/15/2030		500	0	(54)	(54)	6	0
Receive	UKRPI	3.397	Maturity	11/15/2030		700	0	89	89	0	(8)
Receive	UKRPI	3.445	Maturity	11/15/2030		1,300	0	155	155	0	(14)
Receive	UKRPI	3.510	Maturity	11/15/2030		700	0	76	76	0	(7)
Pay	UKRPI	3.217	Maturity	11/15/2040		1,200	0	(325)	(325)	21	0
Pay	UKRPI	3.272	Maturity	11/15/2040		900	0	(224)	(224)	16	0
Pay	UKRPI	3.273	Maturity	11/15/2040		1,300	0	(323)	(323)	23	0
Pay	UKRPI	3.340	Maturity	11/15/2040		1,200	0	(265)	(265)	21	0
Receive	UKRPI	3.000	Maturity	11/15/2050		500	0	234	234	0	(14)
Receive	UKRPI	3.051	Maturity	11/15/2050		900	0	389	389	0	(24)
Receive	UKRPI	3.143	Maturity	11/15/2050		500	0	182	182	0	(13)

							$2,265	$(3,239)	$(974)	$480	$(189)

Total Swap Agreements							$(659)	$(3,202)	$(3,861)	$524	$(190)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$31	$524	$555	$0	$(75)	$(190)	$(265)

(j)

Securities with an aggregate market value of $7,460 and cash of $1,750 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021	CNH	20,949		$3,235	$0	$(10)
	10/2021		$13,443	GBP	9,942	0	(47)
	11/2021	GBP	9,942		$13,444	47	0
	11/2021	TWD	117,196		4,238	16	0
	11/2021		$133	RUB	9,931	3	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	37

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2021		$144	RUB	10,743	$2	$0
	12/2021	ZAR	11,276		$790	48	0

BPS	10/2021	BRL	51,691		9,503	11	0
	10/2021	CNH	12,484		1,926	0	(8)
	10/2021	EUR	1,042		1,230	23	0
	10/2021	MXN	51,006		2,512	42	0
	10/2021		$9,783	BRL	51,691	0	(290)
	10/2021		4,001	EUR	3,380	0	(86)
	10/2021		6,765	JPY	747,900	0	(45)
	10/2021		5,452	MXN	109,928	0	(127)
	11/2021	BRL	51,691		$9,737	288	0
	11/2021	CAD	596		468	0	(3)
	11/2021	IDR	31,790,591		2,211	1	0
	11/2021		$3,191	MXN	64,417	0	(86)
	12/2021	MXN	58,922		$2,902	73	0
	12/2021	SGD	1,052		776	1	0
	01/2022	MXN	51,006		2,491	55	0

BRC	10/2021		$1,000	EUR	846	0	(20)
	11/2021		102	RUB	7,614	2	0

CBK	10/2021	JPY	57,300		$521	6	0
	10/2021	TRY	180		21	1	0
	10/2021		$416	EUR	351	0	(10)
	10/2021		4,281	JPY	473,200	0	(29)
	11/2021	IDR	3,976,584		$277	1	0
	11/2021		$198	RUB	14,648	1	0
	11/2021		852	TWD	23,507	0	(5)
	12/2021	CNH	6,973		$1,073	0	(2)
	12/2021		$95	RUB	7,082	1	0
	12/2021		141	ZAR	2,048	0	(7)

FBF	11/2021		94	RUB	7,003	2	0

GLM	10/2021	CNH	6,326		$976	0	(4)
	10/2021	TRY	1,476		175	9	0
	10/2021		$6,579	MXN	133,541	0	(132)
	10/2021		302	RUB	22,755	10	0
	11/2021	TWD	62,147		$2,253	14	0
	11/2021		$107	RUB	8,003	2	0
	12/2021	CNH	6,999		$1,076	0	(3)
	12/2021	SGD	409		309	8	0
	12/2021		$743	IDR	10,688,927	0	(2)
	12/2021		232	RUB	17,240	2	0
	12/2021		109	ZAR	1,576	0	(5)

HUS	10/2021	JPY	72,200		$656	8	0
	10/2021	MXN	58,922		2,961	106	0
	10/2021		$1,273	CNH	8,229	2	0
	10/2021		794	EUR	672	0	(16)
	10/2021		77	RUB	5,788	2	0
	11/2021	CNH	8,250		$1,273	0	(2)
	11/2021		$18	RUB	1,340	0	0
	12/2021		218	IDR	3,141,718	0	(1)
	12/2021		143	ZAR	2,065	0	(7)

IND	12/2021	SGD	3,030		$2,242	11	0

JPM	10/2021		$536	CNH	3,462	1	0
	11/2021		649	IDR	9,323,439	0	(1)
	11/2021		1,768	JPY	198,000	11	0
	12/2021	SGD	1,079		$797	3	0

MYI	10/2021	BRL	45,270	EUR	7,206	34	0
	10/2021		96,960		$17,962	157	0
	10/2021	EUR	7,318	BRL	45,270	0	(164)
	10/2021		7,318		$8,566	89	0
	10/2021		$17,938	BRL	96,960	0	(133)
	10/2021		6,772	CAD	8,572	0	(4)
	11/2021	TWD	32,540		$1,182	10	0
	11/2021		$8,365	BRL	45,270	0	(90)
	11/2021		212	IDR	3,051,982	0	0

SCX	10/2021	EUR	35,712		$42,183	816	0
	10/2021	GBP	9,942		13,624	228	0
	10/2021	JPY	876,668		7,982	105	0
	10/2021		$550	RUB	41,261	15	0

38	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2021	EUR	38,823		$45,018	$23	$0
	11/2021		$1,927	JPY	214,932	5	0
	12/2021	CNH	8,265		$1,271	0	(4)
	12/2021		$451	IDR	6,485,217	0	(2)
	12/2021		14,514	SGD	19,214	0	(366)
	12/2021		1,232	ZAR	17,634	0	(72)

SOG	12/2021	SGD	977		$719	0	0

SSB	10/2021	CAD	14,282		11,322	46	0
	12/2021	SGD	2,213		1,633	9	(5)

TOR	10/2021	CAD	9,289		7,350	17	0
	10/2021		$11,839	CAD	14,999	2	0
	11/2021	CAD	14,999		$11,839	0	(2)
	12/2021	CNH	7,500		1,157	0	0
	12/2021	MXN	43,922		2,179	69	0
	12/2021		$226	IDR	3,249,902	0	(1)

UAG	10/2021	RUB	20,638		$282	0	(1)
	10/2021		$232	RUB	17,516	8	0
	11/2021		169		12,654	4	0
	12/2021	SGD	1,326		$977	2	(2)
	12/2021		$1,340	ZAR	19,451	0	(60)

Total Forward Foreign Currency Contracts						$2,452	$(1,854)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	80,900	$777	$557

Total Purchased Options							$777	$557

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000%	10/20/2021	600	$ (3)	$ 0
	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	11/17/2021	500	(3)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	11/17/2021	2,400	(3)	(1)

BPS	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	300	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	2,400	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	2,500	(3)	(1)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	2,600	(3)	(3)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	11/17/2021	4,500	(22)	(10)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	800	(5)	(4)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	3,430	(4)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	8,200	(9)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.750	01/19/2022	1,000	(1)	(1)

CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	400	(2)	0

DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	600	(2)	(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	600	(3)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	2,100	(2)	(3)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	700	(3)	(3)

FBF	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	2,000	(2)	(1)

GST	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	1,200	(1)	(1)

JPM	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	12/15/2021	500	(2)	(1)

MYC	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	2,100	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	3,600	(4)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	1,600	(2)	(1)

						$ (84)	$ (45)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	39

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	161,700	$(776)	$(489)

Total Written Options							$(860)	$(534)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	541	$(110)	$95	$0	$(15)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Pay	S&P 500 Total Return Index	3,413	0.463% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/04/2022	$	30,699	$0	$12	$12	$0
	Pay	S&P 500 Total Return Index	15,939	0.495% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/10/2022		143,369	0	97	97	0

CBK	Receive	ERAUSLT Index	331,539	0.425% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/10/2022		142,956	0	(87)	0	(87)

GST	Pay	S&P 500 Total Return Index	2,797	0.453% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/04/2022		25,159	0	10	10	0

JPM	Receive	ERAUSLT Index	149,528	0.414% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/21/2022		64,475	0	(8)	0	(8)
	Receive	ERAUSLT Index	546,838	0.434% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/12/2022		242,528	0	(6,778)	0	(6,778)

RBC	Receive	ERAUSLT Index	172,667	0.363% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/04/2022		74,452	0	(23)	0	(23)

SOG	Pay	S&P 500 Total Return Index	9,977	0.514% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/21/2022		89,741	0	14	14	0
	Pay	S&P 500 Total Return Index	26,266	0.514% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/12/2022		245,662	0	9,452	9,452	0

									$0	$2,689	$9,585	$(6,896)

Total Swap Agreements									$(110)	$2,784	$9,585	$(6,911)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$116	$0	$0	$116	$(57)	$(2)	$(15)	$(74)	$42	$0	$42
BPS	494	0	109	603	(645)	(3)	0	(648)	(45)	(3,600)	(3,645)
BRC	2	0	0	2	(20)	(23)	0	(43)	(41)	0	(41)
CBK	10	0	0	10	(53)	0	(87)	(140)	(130)	4,082	3,952
DUB	0	0	0	0	0	(10)	0	(10)	(10)	(10)	(20)
FBF	2	0	0	2	0	(1)	0	(1)	1	0	1
GLM	45	0	0	45	(146)	0	0	(146)	(101)	0	(101)
GST	0	0	10	10	0	(1)	0	(1)	9	(980)	(971)
HUS	118	0	0	118	(26)	0	0	(26)	92	0	92
IND	11	0	0	11	0	0	0	0	11	0	11
JPM	15	0	0	15	(1)	(1)	(6,786)	(6,788)	(6,773)	727	(6,046)
MYC	0	0	0	0	0	(4)	0	(4)	(4)	(1,148)	(1,152)
MYI	290	0	0	290	(391)	0	0	(391)	(101)	394	293
NGF	0	557	0	557	0	(489)	0	(489)	68	0	68
RBC	0	0	0	0	0	0	(23)	(23)	(23)	1,743	1,720

40	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
SCX	$1,192	$0	$0	$1,192	$(444)	$0	$0	$(444)	$748	$(670)	$78
SOG	0	0	9,466	9,466	0	0	0	0	9,466	(8,400)	1,066
SSB	55	0	0	55	(5)	0	0	(5)	50	0	50
TOR	88	0	0	88	(3)	0	0	(3)	85	0	85
UAG	14	0	0	14	(63)	0	0	(63)	(49)	0	(49)

Total Over the Counter	$2,452	$557	$9,585	$12,594	$(1,854)	$(534)	$(6,911)	$(9,299)

(l)

Securities with an aggregate market value of $6,946 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$31	$31
Swap Agreements	0	44	0	0	480	524

	$0	$44	$0	$0	$511	$555

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,452	$0	$2,452
Purchased Options	0	0	0	0	557	557
Swap Agreements	0	0	9,585	0	0	9,585

	$0	$0	$9,585	$2,452	$557	$12,594

	$0	$44	$9,585	$2,452	$1,068	$13,149

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	41

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$75	$75
Swap Agreements	0	1	0	0	189	190

	$0	$1	$0	$0	$264	$265

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,854	$0	$1,854
Written Options	0	45	0	0	489	534
Swap Agreements	0	15	6,896	0	0	6,911

	$0	$60	$6,896	$1,854	$489	$9,299

	$0	$61	$6,896	$1,854	$753	$9,564

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3,335)	$(3,335)
Swap Agreements	0	559	0	0	(10,585)	(10,026)

	$0	$559	$0	$0	$(13,920)	$(13,361)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,634	$0	$6,634
Purchased Options	0	0	0	(9)	135	126
Written Options	0	226	0	1,111	482	1,819
Swap Agreements	0	16	16,862	0	(5)	16,873

	$0	$242	$16,862	$7,736	$612	$25,452

	$0	$801	$16,862	$7,736	$(13,308)	$12,091

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(7,933)	$(7,933)
Swap Agreements	0	(157)	0	0	10,379	10,222

	$0	$(157)	$0	$0	$2,446	$2,289

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,521)	$0	$(5,521)
Purchased Options	0	0	0	(79)	(504)	(583)
Written Options	0	(95)	0	(236)	186	(145)
Swap Agreements	0	(10)	(67,399)	0	0	(67,409)

	$0	$(105)	$(67,399)	$(5,836)	$(318)	$(73,658)

	$0	$(262)	$(67,399)	$(5,836)	$2,128	$(71,369)

42	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$55,775	$0	$55,775
Industrials	0	33,092	0	33,092
Utilities	0	9,595	0	9,595
Municipal Bonds & Notes
Illinois	0	334	0	334
New Jersey	0	600	0	600
U.S. Government Agencies	0	23,963	0	23,963
U.S. Treasury Obligations	0	9,453	0	9,453
Non-Agency Mortgage-Backed Securities	0	49,060	0	49,060
Asset-Backed Securities	0	123,025	0	123,025
Sovereign Issues	0	10,837	0	10,837
Preferred Securities
Banking & Finance	0	1,597	0	1,597
Short-Term Instruments
Repurchase Agreements	0	163	0	163
U.S. Treasury Bills	0	53,875	0	53,875
U.S. Treasury Cash Management Bills	0	19,398	0	19,398

	$0	$390,767	$0	$390,767

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$141,745	$0	$0	$141,745

Total Investments	$141,745	$390,767	$0	$532,512

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(6,436)	$0	$(6,436)
U.S. Government Agencies	0	(5,277)	0	(5,277)

	$0	$(11,713)	$0	$(11,713)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	10	545	0	555
Over the counter	0	12,594	0	12,594

	$10	$13,139	$0	$13,149

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	(263)	0	(265)
Over the counter	(1)	(9,298)	0	(9,299)

	$(3)	$(9,561)	$0	$(9,564)

Total Financial Derivative Instruments	$7	$3,578	$0	$3,585

Totals	$141,752	$382,632	$0	$524,384

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	43

Schedule of Investments	PIMCO RAE PLUS Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 74.4%

CORPORATE BONDS & NOTES 8.1%

BANKING & FINANCE 5.6%

AerCap Ireland Capital DAC
4.125% due 07/03/2023		$235	$247

American Tower Corp.
3.800% due 08/15/2029		194	215

Aviation Capital Group LLC
2.875% due 01/20/2022		55	55
4.375% due 01/30/2024		14	15
5.500% due 12/15/2024		400	449

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		187	184

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(h)(i)	EUR	1,200	1,491

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$201	207

Bank of America Corp.
3.974% due 02/07/2030 •		166	186

Barclays PLC
1.505% (US0003M + 1.380%) due 05/16/2024 ~		6,691	6,808
3.650% due 03/16/2025		700	753
3.932% due 05/07/2025 •		500	537
4.375% due 01/12/2026		700	782
4.972% due 05/16/2029 •		200	233
7.125% due 06/15/2025 •(h)(i)	GBP	1,200	1,815
7.250% due 03/15/2023 •(h)(i)		1,302	1,872
7.750% due 09/15/2023 •(h)(i)		$400	437

CIT Group, Inc.
5.000% due 08/15/2022		7	7

Citigroup, Inc.
3.200% due 10/21/2026		600	647

Credit Suisse Group AG
1.354% (US0003M + 1.240%) due 06/12/2024 ~		2,700	2,742
4.194% due 04/01/2031 •		250	280
4.550% due 04/17/2026		1,100	1,236
7.500% due 07/17/2023 •(h)(i)		1,700	1,822
7.500% due 12/11/2023 •(h)(i)		2,400	2,628

Deutsche Bank AG
1.315% (US0003M + 1.190%) due 11/16/2022 ~		111	112
1.354% (US0003M + 1.230%) due 02/27/2023 ~		5,591	5,655
1.375% due 09/03/2026 •	EUR	1,700	2,045
1.625% due 01/20/2027		3,000	3,662
1.750% due 01/17/2028		400	491
3.961% due 11/26/2025 •		$600	649
4.250% due 10/14/2021		6,456	6,463

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,869	2,131

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,200	1,538

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		$1,000	1,016
3.096% due 05/04/2023		200	204
3.350% due 11/01/2022		200	204
3.550% due 10/07/2022		900	919
3.813% due 10/12/2021		200	200
4.063% due 11/01/2024		300	316
4.140% due 02/15/2023		600	616
5.584% due 03/18/2024		500	538

General Motors Financial Co., Inc.
1.135% (US0003M + 0.990%) due 01/05/2023 ~		7	7
1.442% (US0003M + 1.310%) due 06/30/2022 ~		28	28

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		166	188

HSBC Holdings PLC
2.848% due 06/04/2031 •		300	308
4.292% due 09/12/2026 •		1,500	1,655
4.300% due 03/08/2026		500	557
5.250% due 09/16/2022 •(h)(i)	EUR	1,000	1,197

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Lease Finance Corp.
5.875% due 08/15/2022		$14	$15

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(h)(i)	EUR	900	1,274

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(h)(i)		$2,200	2,553
7.625% due 06/27/2023 •(h)(i)	GBP	780	1,134

Mitsubishi UFJ Financial Group, Inc.
0.000% due 05/30/2023 •	EUR	900	1,051

Nationwide Building Society
4.363% due 08/01/2024 •		$2,200	2,342

Natwest Group PLC
1.682% (US0003M + 1.550%) due 06/25/2024 ~		2,000	2,042
4.519% due 06/25/2024 •		1,600	1,704
4.892% due 05/18/2029 •		1,784	2,079
5.076% due 01/27/2030 •		1,700	2,009
8.000% due 08/10/2025 •(h)(i)		900	1,064

Nissan Motor Acceptance Co. LLC
1.125% due 09/16/2024		400	399
2.600% due 09/28/2022		590	601
2.650% due 07/13/2022		1,407	1,429

OneMain Finance Corp.
6.125% due 05/15/2022		14	14

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,500	2,707

Societe Generale S.A.
7.375% due 10/04/2023 •(h)(i)		300	325

Standard Chartered PLC
7.500% due 04/02/2022 •(h)(i)		300	309
7.750% due 04/02/2023 •(h)(i)		300	323

Stellantis Finance US, Inc.
2.691% due 09/15/2031		3,800	3,766

UBS AG
5.125% due 05/15/2024 (i)		3,270	3,581
7.625% due 08/17/2022 (i)		3,350	3,550

Wells Fargo & Co.
1.338% due 05/04/2025 •	EUR	500	599
1.741% due 05/04/2030 •		1,100	1,369
2.879% due 10/30/2030 •		$900	940
3.000% due 02/19/2025		62	66
3.000% due 04/22/2026		1,000	1,073

WPC Eurobond BV
2.250% due 04/09/2026	EUR	201	252

			94,917

INDUSTRIALS 2.0%

Aker BP ASA
2.875% due 01/15/2026		$450	476

BAT Capital Corp.
3.222% due 08/15/2024		207	220

BAT International Finance PLC
3.950% due 06/15/2025		614	667

Boeing Co.
2.750% due 02/01/2026		900	938

Bristol-Myers Squibb Co.
3.400% due 07/26/2029		166	184

Broadcom, Inc.
2.450% due 02/15/2031		900	872
3.419% due 04/15/2033		2,400	2,486
3.500% due 02/15/2041		500	495
3.750% due 02/15/2051		200	200

Caterpillar, Inc.
2.600% due 09/19/2029		180	190

Charter Communications Operating LLC
1.776% (US0003M + 1.650%) due 02/01/2024 ~		242	249
4.908% due 07/23/2025		1,670	1,879

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		800	869

Comcast Corp.
4.150% due 10/15/2028		159	183

DAE Funding LLC
1.625% due 02/15/2024		1,800	1,791

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Energy Transfer LP
4.250% due 03/15/2023		$28	$29

Expedia Group, Inc.
6.250% due 05/01/2025		264	304

Hyatt Hotels Corp.
1.800% due 10/01/2024 (b)		2,900	2,907

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	152	179

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		$270	295

Imperial Brands Finance PLC
3.125% due 07/26/2024		598	629
3.500% due 07/26/2026		300	321

INEOS Finance PLC
2.125% due 11/15/2025	EUR	187	216

Micron Technology, Inc.
5.327% due 02/06/2029		$97	115

MPLX LP
2.650% due 08/15/2030		1,000	1,004

Nakilat, Inc.
6.067% due 12/31/2033		101	125

Netflix, Inc.
3.875% due 11/15/2029	EUR	1,200	1,685

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		$700	728
3.522% due 09/17/2025		1,500	1,596
4.345% due 09/17/2027		1,900	2,089
4.810% due 09/17/2030		900	1,013

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		1,000	1,035

Pfizer, Inc.
3.450% due 03/15/2029		166	185

Sands China Ltd.
2.300% due 03/08/2027		1,400	1,356
2.850% due 03/08/2029		1,600	1,542
3.250% due 08/08/2031		1,600	1,547
5.400% due 08/08/2028		1,700	1,880

T-Mobile USA, Inc.
2.250% due 02/15/2026		500	506
3.375% due 04/15/2029		600	627
3.500% due 04/15/2031		900	950

			34,562

UTILITIES 0.5%

American Water Capital Corp.
3.450% due 06/01/2029		166	183

Edison International
5.750% due 06/15/2027		62	71

Pacific Gas & Electric Co.
1.500% (US0003M + 1.375%) due 11/15/2021 ~		5,000	5,002
3.000% due 06/15/2028		800	815
4.550% due 07/01/2030		900	974

Petrobras Global Finance BV
5.093% due 01/15/2030		1,636	1,732

Southern California Edison Co.
3.650% due 03/01/2028		131	142

Sprint Communications, Inc.
6.000% due 11/15/2022		14	15
11.500% due 11/15/2021		21	21

Sprint Corp.
7.125% due 06/15/2024		35	40
7.875% due 09/15/2023		76	85

			9,080

Total Corporate Bonds & Notes (Cost $134,180)			138,559

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

Golden State Tobacco Securitization Corp., California Revenue Bonds, Series 2021
3.000% due 06/01/2046 (b)		800	816

44	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	$163	$185

Total Municipal Bonds & Notes (Cost $960)		1,001

U.S. GOVERNMENT AGENCIES 4.5%

Fannie Mae
0.144% due 12/25/2036 •	31	31
0.434% due 09/25/2042 •	176	177
0.436% due 03/25/2037 - 07/25/2037 •	21	21
0.466% due 07/25/2037 •	24	24
0.486% due 09/25/2035 •	52	53
0.806% due 06/25/2037 •	27	28
0.836% due 01/25/2040 •	9	9
0.906% due 12/25/2039 •	14	14
0.986% due 07/25/2039 •	7	7
1.298% due 06/01/2043 •	57	58
1.299% due 07/01/2044 •	10	11
1.613% due 10/01/2034 •	4	4
1.627% due 11/01/2034 •	2	2
1.701% due 05/01/2035 •	2	2
1.805% due 07/01/2035 •	10	10
1.834% due 07/01/2035 •	22	22
1.837% due 01/01/2035 - 09/01/2035 •	51	52
1.870% due 11/01/2035 •	19	19
1.901% due 08/01/2035 •	36	36
1.915% due 07/01/2034 •	105	106
1.946% due 05/25/2035 ~	7	7
1.969% due 10/01/2035 •	14	14
1.987% due 09/01/2035 •	9	9
2.000% due 08/01/2035 •	79	84
2.090% due 06/01/2035 •	43	46
2.112% due 12/01/2033 •	12	12
2.220% due 06/01/2035 •	43	44
2.242% due 12/01/2033 •	63	63
2.285% due 07/01/2036 •	25	27
2.290% due 09/01/2036 •	15	16
2.294% due 05/01/2036 •	21	22
2.300% due 03/01/2035 •	2	2
2.310% due 08/01/2022	192	193
2.359% due 08/01/2036 •	20	22
2.992% due 05/01/2022 ~	699	700
5.764% due 03/25/2041 •(a)	228	38
6.614% due 03/25/2036 •(a)	99	16
26.216% due 12/25/2036 •	6	9

Freddie Mac
0.346% due 08/25/2031 •	31	31
0.414% due 02/15/2037 •	2	2
0.634% due 07/15/2041 •	294	299
0.654% due 06/15/2041 •	284	289
0.754% due 08/15/2037 •	80	82
0.784% due 08/15/2037 •	101	104
0.939% due 01/15/2038 •	49	50
1.299% due 02/25/2045 •	13	13
4.000% due 11/01/2047 - 03/01/2049	2,210	2,382
4.500% due 01/15/2041 - 04/01/2041	231	254
5.000% due 03/01/2038	1,320	1,509
5.500% due 06/01/2027 - 05/01/2040	559	644
6.000% due 02/01/2034 - 10/01/2039	702	814
6.386% due 07/15/2036 •(a)	122	22
6.616% due 04/15/2036 •(a)	25	3

Ginnie Mae
0.781% due 04/20/2068 •	134	135
2.125% due 11/20/2044 •	49	51
3.500% due 01/15/2042 - 07/15/2045	4,687	5,059
5.000% due 06/15/2034 - 06/15/2041	1,471	1,706
6.000% due 05/15/2037 - 07/15/2037	44	49

Ginnie Mae, TBA
5.000% due 10/01/2051	6,200	6,677

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Small Business Administration
5.290% due 12/01/2027	$51	$56
5.600% due 09/01/2028	381	419

Uniform Mortgage-Backed Security
3.500% due 06/01/2045 - 02/01/2049	17,311	18,393
4.000% due 07/01/2025 - 11/01/2028	942	1,003
4.500% due 04/01/2023 - 06/01/2042	1,920	2,101
5.500% due 03/01/2022 - 12/01/2039	1,083	1,248
6.000% due 05/01/2035 - 05/01/2041	326	376
6.500% due 09/01/2034	3	3

Uniform Mortgage-Backed Security, TBA
3.500% due 12/01/2051	400	424
4.000% due 10/01/2036	1,000	1,060
4.500% due 10/01/2036 - 10/01/2051	28,200	30,468

Total U.S. Government Agencies (Cost $75,549)		77,736

U.S. TREASURY OBLIGATIONS 27.5%

U.S. Treasury Bonds
1.375% due 11/15/2040	16,300	14,647
1.625% due 11/15/2050	700	629
3.000% due 08/15/2048	628	748
3.000% due 02/15/2049	22,987	27,486
4.625% due 02/15/2040	8,790	12,567

U.S. Treasury Inflation Protected Securities (g)
0.625% due 02/15/2043	849	1,013
0.750% due 02/15/2045	1,739	2,142
1.000% due 02/15/2046 (l)	5,174	6,747
1.000% due 02/15/2048	7,390	9,821
1.375% due 02/15/2044	6,532	8,982

U.S. Treasury Notes
0.375% due 12/31/2025 (l)	2,800	2,744
0.375% due 01/31/2026	7,200	7,047
0.500% due 02/28/2026	11,800	11,603
1.500% due 10/31/2024 (l)	1,741	1,792
1.625% due 02/15/2026 (l)	3,700	3,819
1.750% due 12/31/2024 (l)(n)	10,300	10,689
2.000% due 07/31/2022 (l)	27,603	28,044
2.000% due 11/15/2026	8,600	9,026
2.375% due 08/15/2024 (l)	18,300	19,289
2.375% due 05/15/2029	22,100	23,729
2.625% due 12/31/2025	14,245	15,302
2.625% due 02/15/2029	173,300	188,995
2.750% due 02/15/2024 (l)	9,000	9,509
2.875% due 05/15/2028	645	712
3.000% due 09/30/2025	35,731	38,850
3.000% due 10/31/2025	14,531	15,815

Total U.S. Treasury Obligations (Cost $439,667)		471,747

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.3%

Adjustable Rate Mortgage Trust
2.675% due 09/25/2035 ^~	2	2
2.842% due 01/25/2036 ^~	138	122

American Home Mortgage Investment Trust
2.155% due 02/25/2045 •	8	8
6.500% due 03/25/2047 þ	38	35

APS Resecuritization Trust
0.368% due 08/28/2054 ~	6,165	6,056

AREIT Trust
1.920% due 07/17/2026 «•(b)	1,500	1,500

Banc of America Funding Trust
0.467% due 12/20/2046 ^•	121	121
0.507% due 04/20/2047 ^•	5	5
0.647% due 06/20/2047 •	308	287
2.496% due 09/20/2034 ~	1	1
6.412% due 10/25/2036 ^þ	2,372	2,350

Bear Stearns Adjustable Rate Mortgage Trust
2.176% due 04/25/2033 ~	3	3
2.395% due 08/25/2033 ~	4	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.536% due 01/25/2034 ~		$213	$222
2.563% due 01/25/2033 ~		46	48
2.929% due 02/25/2034 ~		1	1
3.130% due 07/25/2034 ~		8	8

Bear Stearns ALT-A Trust
0.406% due 02/25/2034 •		124	121
0.586% due 01/25/2036 ^•		8	10
2.622% due 05/25/2035 ~		3	3
2.910% due 09/25/2035 ^~		31	24

Bear Stearns Structured Products, Inc. Trust
2.708% due 01/26/2036 ^~		116	98

BellaVista Mortgage Trust
0.684% due 01/22/2045 •		1,007	981

Chase Mortgage Finance Trust
2.797% due 02/25/2037 ~		396	411

ChaseFlex Trust
0.386% due 07/25/2037 •		476	447

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.336% due 01/25/2036 •		200	195
0.336% due 06/25/2036 •		271	286
0.386% due 08/25/2035 •		890	892

Citigroup Mortgage Loan Trust
2.470% due 05/25/2035 •		15	15
2.470% due 10/25/2035 •		12	12

Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034		195	194

Countrywide Alternative Loan Trust
0.266% due 05/25/2047 •		156	150
0.466% due 09/25/2046 ^•		538	531
0.486% due 08/25/2037 •		15	10
0.586% due 05/25/2035 ^•		4,093	3,506
0.646% due 02/25/2037 •		876	776
0.726% due 11/25/2035 •		301	273
0.727% due 12/20/2035 •		61	58
1.092% due 12/25/2035 •		8	8
1.652% due 08/25/2035 •		1,755	1,718
3.023% due 05/25/2036 ~		298	252
5.500% due 11/25/2035		6	5
6.000% due 06/25/2047 ^		3,724	2,730
6.250% due 08/25/2036		159	128

Countrywide Home Loan Mortgage Pass-Through Trust
0.746% due 02/25/2035 •		2	2
0.886% due 09/25/2034 •		74	73
1.985% due 02/20/2036 ^•		14	12
2.887% due 08/25/2034 ~		1	1

Credit Suisse Mortgage Capital Trust
1.926% due 06/27/2061 «		4,400	4,402
2.688% due 03/25/2059 ~		1,082	1,095

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.746% due 02/25/2036 •		1,431	1,470
0.836% due 10/25/2047 •		255	242

Eurohome UK Mortgages PLC
0.220% due 06/15/2044 •	GBP	25	34

First Horizon Alternative Mortgage Securities Trust
2.808% due 08/25/2035 ^~		$156	148

First Horizon Mortgage Pass-Through Trust
2.754% due 08/25/2035 ~		49	38

FWD Securitization Trust
2.240% due 01/25/2050 ~		132	134

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.477% due 10/25/2033 ~		31	32

GSR Mortgage Loan Trust
2.622% due 11/25/2035 ~		37	38
2.859% due 09/25/2035 ~		75	77
6.000% due 05/25/2037 ^		278	239

HarborView Mortgage Loan Trust
0.292% due 12/19/2036 •		64	61
0.307% due 07/19/2047 •		276	271
0.587% due 01/19/2036 •		447	321
0.627% due 03/19/2035 •		1,317	1,327

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	7,063	9,559

IndyMac Mortgage Loan Trust
0.486% due 11/25/2046 •		$10,671	10,775
0.726% due 07/25/2045 •		5	4
3.047% due 01/25/2036 ^~		122	122

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	45

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Trust
3.003% due 04/25/2037 ~		$6	$5
5.750% due 01/25/2036 ^		12	8

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ		2,800	2,807

Lehman XS Trust
0.336% due 08/25/2037 •		100	98

MASTR Adjustable Rate Mortgages Trust
2.361% due 10/25/2033 ~		63	53

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.524% due 12/15/2030 •		146	144

Merrill Lynch Alternative Note Asset Trust
0.486% due 03/25/2037 •		506	184

Merrill Lynch Mortgage Investors Trust
0.506% due 02/25/2036 •		76	76
0.586% due 11/25/2035 •		22	22
1.941% due 05/25/2033 ~		6	6

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		3,273	3,387
3.500% due 10/25/2059 ~		68	71

PHH Alternative Mortgage Trust
0.406% due 02/25/2037 •		233	186

PRET LLC
1.843% due 09/25/2051 «þ		5,300	5,299

Residential Accredit Loans, Inc. Trust
0.256% due 01/25/2037 •		236	225
0.454% due 08/25/2036 •		935	904
3.948% due 12/25/2035 ^~		334	316

Residential Asset Securitization Trust
6.000% due 09/25/2036		942	481
6.000% due 05/25/2037 ^		377	302
6.250% due 07/25/2036 ^		402	398

Ripon Mortgages PLC
0.868% due 08/20/2056 •	GBP	16,470	22,231

Sequoia Mortgage Trust
0.487% due 07/20/2036 •		$212	208
0.507% due 06/20/2036 •		246	239
0.658% due 03/20/2035 •		1	1

Structured Adjustable Rate Mortgage Loan Trust
0.406% due 10/25/2035 •		1,856	1,859
1.492% due 01/25/2035 ^•		109	103
2.825% due 08/25/2035 ~		71	69
2.880% due 09/25/2035 ~		50	49
3.063% due 01/25/2035 ~		69	70
3.405% due 11/25/2035 ^~		88	85

Structured Asset Mortgage Investments Trust
0.587% due 07/19/2035 •		38	37
0.646% due 02/25/2036 ^•		75	73
0.787% due 02/19/2035 •		3	3
3.001% due 05/25/2047 ^~		2,626	2,365

Taurus UK DAC
0.899% due 05/17/2031 •	GBP	800	1,081

Towd Point Mortgage Funding
0.950% due 07/20/2045 •		628	849

Towd Point Mortgage Funding PLC
1.097% due 10/20/2051 •		3,160	4,294

Wachovia Mortgage Loan Trust LLC
2.442% due 05/20/2036 ^~		$94	97

WaMu Mortgage Pass-Through Certificates Trust
0.626% due 12/25/2045 •		3,099	3,185
0.666% due 10/25/2045 •		17	17
0.726% due 01/25/2045 •		104	105
0.902% due 07/25/2047 •		44	40
0.972% due 10/25/2046 ^•		477	461
1.082% due 06/25/2046 •		3,996	3,942
1.092% due 02/25/2046 •		307	312
1.292% due 11/25/2042 •		20	19
1.513% due 02/27/2034 •		46	47
1.763% due 08/25/2046 •		5,199	5,142
1.763% due 10/25/2046 •		68	67
1.782% due 12/25/2046 •		405	398
2.584% due 01/25/2037 ^~		605	609
2.734% due 06/25/2037 ^~		1,613	1,584
2.762% due 12/25/2036 ^~		175	174

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
0.842% due 02/25/2047 ^•		$209	$193
6.000% due 07/25/2036		1,560	1,428

Wells Fargo Alternative Loan Trust
2.573% due 07/25/2037 ^~		2,849	2,644
6.250% due 07/25/2037 ^		160	161

Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047		534	556

Total Non-Agency Mortgage-Backed Securities (Cost $112,647)			124,853

ASSET-BACKED SECURITIES 13.7%

ACE Securities Corp. Home Equity Loan Trust
0.701% due 12/25/2035 •		4,500	4,451
1.886% due 10/25/2032 •		1	2

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	2,400	2,785

Ares European CLO
0.660% due 10/15/2030 •		4,500	5,220

Argent Securities Trust
0.196% due 09/25/2036 •		$86	37

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.906% due 02/25/2034 •		972	957
1.166% due 01/25/2034 •		150	150

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	6,100	7,049

Asset-Backed Funding Certificates Trust
0.306% due 01/25/2037 •		$2,979	2,116
1.136% due 03/25/2034 ^•		2,040	2,026

Asset-Backed Securities Corp. Home Equity Loan Trust
0.666% due 03/25/2036 •		11,443	10,708
1.046% due 07/25/2035 •		299	300

Bain Capital Euro DAC
0.740% due 01/20/2032 •	EUR	2,700	3,133

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		$37	38

Bear Stearns Asset-Backed Securities Trust
0.406% due 08/25/2036 •		1,105	1,071
0.626% due 06/25/2036 •		2,733	2,734
1.106% due 10/25/2035 •		1,555	1,546

Black Diamond CLO DAC
0.980% due 05/15/2032 •(b)	EUR	3,700	4,286

Blackrock European CLO DAC
0.620% due 10/15/2031 •		2,300	2,657

Cairn CLO DAC
0.780% due 10/15/2031 •		1,300	1,508

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		2,300	2,667
0.890% due 08/15/2032 •		2,900	3,363

Carrington Mortgage Loan Trust
0.346% due 02/25/2037 •		$483	475

CIT Mortgage Loan Trust
1.436% due 10/25/2037 •		1,946	1,964

Citigroup Mortgage Loan Trust
0.236% due 12/25/2036 •		396	205
0.406% due 09/25/2036 •		3,281	2,836

Citigroup Mortgage Loan Trust, Inc.
0.986% due 09/25/2035 ^•		3,987	3,976

Countrywide Asset-Backed Certificates
0.226% due 07/25/2037 ^•		143	141
0.226% due 12/25/2046 •		1,449	1,410
0.236% due 06/25/2047 ^•		56	56
0.286% due 06/25/2037 ^•		2,701	2,845
0.336% due 01/25/2046 ^•		9,463	9,269
0.336% due 06/25/2047 •		2,359	2,310
0.376% due 10/25/2047 •		2,900	2,785
0.486% due 08/25/2036 •		75	75
0.606% due 12/25/2036 ^•		6,342	6,249
0.646% due 09/25/2036 •		8	8
0.671% due 05/25/2036 •		1,900	1,890
0.686% due 06/25/2036 •		50	50
4.453% due 10/25/2046 ^~		91	95

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
0.236% due 03/25/2047 ^•		$160	$158
0.276% due 06/25/2047 •		21	21
1.181% due 12/25/2034 •		9	9
1.211% due 12/25/2034 •		74	74

Credit Suisse Mortgage Capital Asset-Backed Trust
0.686% due 09/25/2037 •		1,130	1,127

Credit-Based Asset Servicing & Securitization Trust
0.146% due 11/25/2036 •		23	13

Fremont Home Loan Trust
0.146% due 01/25/2037 •		12	7
0.746% due 01/25/2036 •		71	71

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		61	61

GoldenTree Loan Management EUR CLO DAC
0.900% due 01/20/2032 •	EUR	14,200	16,360

GSAA Home Equity Trust
0.326% due 06/25/2036 •		$74	22

GSAMP Trust
0.216% due 12/25/2046 •		226	159
0.236% due 12/25/2046 •		37	25
0.316% due 01/25/2037 •		4,200	3,868

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	1,400	1,610
0.760% due 07/15/2031 •		5,800	6,710
1.040% due 07/15/2031		800	926

Home Equity Asset Trust
1.686% due 12/25/2034 •		$985	1,002

HSI Asset Securitization Corp. Trust
0.304% due 12/25/2036 •		1,010	391

JP Morgan Mortgage Acquisition Trust
0.386% due 07/25/2036 •		75	44
0.386% due 03/25/2037 •		298	290

Jubilee CLO BV
0.600% due 04/15/2030 •	EUR	2,300	2,658
0.650% due 04/15/2031 •		1,000	1,160

Laurelin DAC
0.720% due 10/20/2031 •		3,700	4,265

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		$73	73
3.750% due 04/25/2059 þ		182	184

Long Beach Mortgage Loan Trust
0.526% due 02/25/2036 •		208	207
0.646% due 10/25/2034 •		17	17
1.061% due 04/25/2035 •		170	170

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	800	928
0.690% due 12/15/2031 •		3,600	4,177

MASTR Asset-Backed Securities Trust
0.246% due 10/25/2036 •		$362	243
0.566% due 03/25/2036 •		56	45

MF1 Ltd.
1.545% due 10/18/2036 •		4,600	4,608
1.845% due 10/18/2036 •		4,600	4,611

MFA Trust
2.363% due 03/25/2060 þ		867	868

Morgan Stanley ABS Capital, Inc. Trust
0.216% due 01/25/2037 •		3,962	2,137
0.216% due 02/25/2037 •		1,177	1,112
0.226% due 08/25/2036 •		485	306
0.336% due 03/25/2037 •		3,061	1,791
1.016% due 11/25/2034 •		304	304
1.016% due 07/25/2035 •		261	262

Morgan Stanley Home Equity Loan Trust
0.256% due 04/25/2037 •		301	200

Morgan Stanley Mortgage Loan Trust
0.806% due 04/25/2037 •		42	18
5.965% due 09/25/2046 ^þ		819	413

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.416% due 10/25/2036 ^•		173	48

NovaStar Mortgage Funding Trust
0.216% due 03/25/2037 •		5,858	4,586
0.406% due 10/25/2036 •		252	208

46	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oak Hill European Credit Partners Designated Activity Co.
0.730% due 01/20/2032 •	EUR	1,900	$2,203

Oaktree CLO Ltd.
1.252% due 10/20/2032 «•(b)		$3,300	3,300

Ownit Mortgage Loan Trust
0.986% due 10/25/2036 ^•		38	40

OZLM Ltd.
1.564% due 07/20/2032 •		2,500	2,502
1.814% due 07/20/2032 •		1,500	1,501

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 •	EUR	5,400	6,256

PRET LLC
1.744% due 07/25/2051 þ		$2,000	2,005

RAAC Trust
0.596% due 08/25/2036 •		16	17

Residential Asset Mortgage Products Trust
0.761% due 11/25/2035 •		256	255

Residential Asset Securities Corp. Trust
0.716% due 10/25/2035 •		360	360

Securitized Asset-Backed Receivables LLC Trust
0.586% due 05/25/2036 •		9,350	6,476
0.666% due 11/25/2035 •		59	59
0.806% due 10/25/2035 •		304	297

Segovia European CLO
0.880% due 07/20/2032 •	EUR	3,050	3,523

SG Mortgage Securities Trust
0.446% due 02/25/2036 •		$9,633	6,411

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		3,884	3,989

Soundview Home Loan Trust
0.166% due 06/25/2037 •		71	60
0.286% due 06/25/2037 •		132	114
0.346% due 02/25/2037 •		155	58
0.551% due 02/25/2036 •		170	167

Specialty Underwriting & Residential Finance Trust
0.686% due 12/25/2036 •		1,410	1,394

Structured Asset Investment Loan Trust
0.806% due 06/25/2035 •		7,923	7,928

Structured Asset Securities Corp. Mortgage Loan Trust
0.246% due 03/25/2036 •		1,883	1,833
0.506% due 02/25/2037 •		2,493	2,460

Toro European CLO DAC
0.920% due 01/12/2032 •	EUR	12,200	14,150

Towd Point Mortgage Trust
1.086% due 05/25/2058 •		$1,857	1,873

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Asset-Backed Certificates WaMu Trust
0.326% due 05/25/2037 •		$564	$534

Total Asset-Backed Securities (Cost $223,088)			233,755

SOVEREIGN ISSUES 1.9%

Argentina Government International Bond
0.500% due 07/09/2030 þ		2,282	802
1.000% due 07/09/2029		288	111
1.125% due 07/09/2035 þ		3,354	1,091
2.500% due 07/09/2041 þ		8,905	3,268
15.500% due 10/17/2026	ARS	3,616	8
36.162% (BADLARPP + 2.000%) due 04/03/2022 ~		5,447	30

Autonomous City of Buenos Aires
39.149% (BADLARPP + 5.000%) due 01/23/2022 ~		7,584	43

Israel Government International Bond
0.020% (MAKA5DAY) due 11/30/2021 ~	ILS	46,100	14,300
0.750% due 07/31/2022		6,500	2,029
4.125% due 01/17/2048		$800	964
5.500% due 01/31/2022	ILS	9,200	2,906

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	13,254	122
0.100% due 03/10/2029 (g)		197,477	1,830

Provincia de Buenos Aires
37.989% due 05/31/2022	ARS	7,130	38

Saudi Government International Bond
3.450% due 02/02/2061		$2,400	2,361
4.000% due 04/17/2025		1,700	1,863
4.500% due 10/26/2046		200	231
5.000% due 04/17/2049		650	811

Total Sovereign Issues (Cost $33,931)			32,808

		SHARES

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

JPMorgan Chase & Co.
3.599% (US0003M + 3.470%) due 01/30/2022 ~(h)		1,436,000	1,444

Stichting AK Rabobank Certificaten
19.437% due 12/29/2049 þ(h)		780,500	1,303

Truist Financial Corp.
4.950% due 09/01/2025 •(h)		1,300,000	1,423

Total Preferred Securities (Cost $3,653)			4,170

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 11.1%

REPURCHASE AGREEMENTS (j) 4.0%
			$67,817

ISRAEL TREASURY BILLS 0.4%
(0.013)% due 10/06/2021 - 06/08/2022 (d)(e)(f)	ILS	23,500	7,289

U.S. TREASURY BILLS 3.8%
0.047% due 11/12/2021 - 03/03/2022 (d)(e)(l)(n)		$65,200	65,190

U.S. TREASURY CASH MANAGEMENT BILLS 2.9%
0.051% due 02/01/2022 (b)(e)(f)		48,900	48,907

Total Short-Term Instruments (Cost $189,032)			189,203

Total Investments in Securities (Cost $1,212,707)			1,273,832

		SHARES

INVESTMENTS IN AFFILIATES 33.2%

SHORT-TERM INSTRUMENTS 33.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 33.2%

PIMCO Short Asset Portfolio		8,222,078	82,352

PIMCO Short-Term Floating NAV Portfolio III		49,256,494	485,768

Total Short-Term Instruments (Cost $568,129)			568,120

Total Investments in Affiliates (Cost $568,129)			568,120

Total Investments 107.6% (Cost $1,780,836)			$1,841,952

Financial Derivative Instruments (k)(m) 8.0% (Cost or Premiums, net $5,152)			136,239

Other Assets and Liabilities, net (15.6)%			(265,600)

Net Assets 100.0%			$1,712,591

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	47

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	09/30/2021	10/01/2021	$16,317	U.S. Treasury Notes 1.625% due 12/15/2022	$(16,644)	$16,317	$16,317
MBC	0.040	09/30/2021	10/01/2021	51,500	U.S. Treasury Notes 0.375% due 07/31/2027	(53,247)	51,500	51,500

Total Repurchase Agreements						$(69,891)	$67,817	$67,817

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.1)%
Uniform Mortgage-Backed Security, TBA	5.000%	10/01/2051	$ 2,200	$(2,412)	$(2,419)

Sovereign Issues (0.6)%
Canada Government International Bond	2.750%	12/01/2048	CAD 10,500	(10,114)	(9,755)

Total Short Sales (0.7)%				$(12,526)	$(12,174)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$16,317	$0	$0	$0	$16,317	$(16,644)	$(327)
MBC	51,500	0	0	0	51,500	(53,247)	(1,747)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(9,755)	(9,755)	(300)	(10,055)

Total Borrowings and Other Financing Transactions	$67,817	$0	$0	$(9,755)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $88 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2022	655	$	162,939	$(58)	$16	$0
U.S. Treasury 30-Year Bond December Futures	12/2021	167		26,590	(713)	21	0

					$(771)	$37	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2024	655	$	(161,122)	$338	$0	$(12)
Euro-Bund 10-Year Bond December Futures	12/2021	33		(6,491)	93	13	(11)
U.S. Treasury 2-Year Note December Futures	12/2021	1,740		(382,895)	209	0	(68)
U.S. Treasury 5-Year Note December Futures	12/2021	1,536		(188,532)	1,152	0	(132)
U.S. Treasury 10-Year Note December Futures	12/2021	812		(106,867)	1,500	0	(114)

48	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	471	$	(89,990)	$3,929	$74	$0
United Kingdom Long Gilt December Futures	12/2021	11		(1,855)	47	7	(2)

					$7,268	$94	$(339)

Total Futures Contracts					$6,497	$131	$(339)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2026	0.550%	$1,100	$19	$4	$23	$0	$(1)
Boeing Co.	1.000	Quarterly	06/20/2026	1.008	2,000	(14)	14	0	0	(1)
Boeing Co.	1.000	Quarterly	12/20/2026	1.067	1,100	(7)	4	(3)	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.767	1,900	21	2	23	0	(1)
General Motors Co.	5.000	Quarterly	12/20/2026	0.200	1,700	340	3	343	0	0

						$359	$27	$386	$0	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
iTraxx Crossover 35 5-Year Index	(5.000)%	Quarterly	06/20/2026	EUR 9,400	$ 1,319	$(29)	$1,290	$0	$(14)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-34 5-Year Index	1.000%	Quarterly	12/20/2025	$ 3,700	$(135)	$(14)	$(149)	$0	$0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026	300	(11)	1	(10)	0	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	9,700	(343)	(40)	(383)	0	(3)
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	8,300	769	8	777	0	(8)
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026	1,800	171	(1)	170	0	(2)
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025	1,200	27	2	29	0	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	38,000	925	2	927	1	(12)
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026	58,800	1,431	(16)	1,415	0	(28)
iTraxx Crossover 36 5-Year Index	5.000	Quarterly	12/20/2026	EUR 7,200	1,038	(37)	1,001	0	(17)
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	29,300	874	32	906	3	0
iTraxx Europe Main 35 5-Year Index	1.000	Quarterly	06/20/2026	29,000	883	6	889	3	0
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026	6,000	186	(2)	184	1	0

					$5,815	$(59)	$5,756	$8	$(70)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP	29,300	$(124)	$(756)	$(880)	$0	$(133)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		22,800	(50)	2,095	2,045	341	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	610,800	(582)	(384)	(966)	0	(2)
Pay	1-Year BRL-CDI	6.572	Maturity	01/02/2023		123,300	0	(483)	(483)	0	(18)
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	16,700	0	(104)	(104)	3	0
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		33,400	0	(207)	(207)	5	0
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		124,100	(200)	1,912	1,712	10	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		10,400	(164)	847	683	0	(54)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		1,700	14	(61)	(47)	0	(8)
Pay	3-Month CNY-CNREPOFIX	2.688	Quarterly	03/17/2026	CNY	15,700	0	24	24	1	0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		22,300	0	34	34	2	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		22,300	0	36	36	2	0
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		22,300	0	36	36	2	0
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		22,300	0	46	46	2	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		44,600	0	103	103	3	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022	$	28,500	(332)	78	(254)	0	(2)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	49

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	0.750%	Semi-Annual	12/16/2022	$	10,100	$104	$(15)	$89	$1	$0
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		140,000	(181)	5,804	5,623	0	(31)
Pay	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024		269,700	0	(1,362)	(1,362)	91	0
Pay	3-Month USD-LIBOR	0.370	Semi-Annual	08/04/2024		591,000	0	(3,900)	(3,900)	211	0
Receive	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		135,200	0	(9,305)	(9,305)	0	(55)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		104,500	156	(3,241)	(3,085)	0	(44)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		712,300	(22,241)	8,580	(13,661)	0	(447)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		45,900	1,363	(1,104)	259	35	0
Pay	3-Month USD-LIBOR	0.527	Semi-Annual	03/15/2026		164,000	(529)	(2,712)	(3,241)	140	0
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		98,900	(84)	(3,231)	(3,315)	0	(136)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		140,000	3,022	(1,979)	1,043	167	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		32,400	(546)	(2,170)	(2,716)	0	(49)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		61,300	(3,632)	505	(3,127)	78	0
Receive(6)	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		11,400	819	(1,607)	(788)	0	(21)
Pay	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		52,400	5,629	1,045	6,674	100	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		262,500	12,818	(16,325)	(3,507)	530	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		68,300	1,764	(2,803)	(1,039)	146	0
Receive	3-Month USD-LIBOR	1.063	Semi-Annual	03/15/2031		114,000	806	3,877	4,683	0	(266)
Receive	3-Month USD-LIBOR	1.277	Semi-Annual	07/21/2031		57,800	0	1,174	1,174	0	(153)
Receive	3-Month USD-LIBOR	1.170	Semi-Annual	08/04/2031		96,000	0	2,995	2,995	0	(253)
Receive	3-Month USD-LIBOR	0.982	Semi-Annual	02/15/2036		67,000	0	6,526	6,526	0	(171)
Receive	3-Month USD-LIBOR	1.031	Semi-Annual	02/15/2036		116,000	0	10,537	10,537	0	(298)
Pay	3-Month USD-LIBOR	0.836	Semi-Annual	11/15/2045		10,200	0	(2,073)	(2,073)	19	0
Pay	3-Month USD-LIBOR	0.836	Semi-Annual	11/15/2045		10,200	0	(2,073)	(2,073)	20	0
Pay	3-Month USD-LIBOR	0.841	Semi-Annual	11/15/2045		14,100	0	(2,852)	(2,852)	27	0
Pay	3-Month USD-LIBOR	0.896	Semi-Annual	11/15/2045		36,700	0	(7,000)	(7,000)	72	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		19,600	3,999	(1,233)	2,766	0	(35)
Receive	6-Month AUD-LIBOR	2.000	Semi-Annual	06/16/2031	AUD	10,200	81	215	296	0	(14)
Receive(6)	6-Month EUR-EURIBOR	(0.471)	Annual	11/03/2023	EUR	205,500	0	(272)	(272)	14	0
Receive(6)	6-Month EUR-EURIBOR	(0.025)	Annual	11/03/2031		12,100	0	288	288	1	0
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		31,100	597	(513)	84	0	(3)
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	03/16/2052		11,200	(465)	471	6	38	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	122,700	(35)	9	(26)	0	(1)
Pay	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051		1,606,000	(980)	246	(734)	86	0
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	24,100	(3)	(1,017)	(1,020)	228	0
Pay	UKRPI	3.593	Maturity	11/15/2028		4,300	0	(104)	(104)	41	0
Pay	UKRPI	3.595	Maturity	11/15/2028		2,000	33	(80)	(47)	19	0
Pay	UKRPI	3.603	Maturity	11/15/2028		4,400	0	(98)	(98)	41	0
Pay	UKRPI	3.480	Maturity	01/15/2030		5,900	6	(446)	(440)	61	0
Pay	UKRPI	3.415	Maturity	02/15/2030		7,400	41	(714)	(673)	80	0
Receive	UKRPI	3.397	Maturity	11/15/2030		800	0	102	102	0	(9)
Receive	UKRPI	3.445	Maturity	11/15/2030		1,500	0	179	179	0	(16)
Receive	UKRPI	3.510	Maturity	11/15/2030		800	0	86	86	0	(9)
Pay	UKRPI	3.217	Maturity	11/15/2040		1,400	0	(379)	(379)	25	0
Pay	UKRPI	3.272	Maturity	11/15/2040		1,100	0	(273)	(273)	19	0
Pay	UKRPI	3.273	Maturity	11/15/2040		1,500	0	(373)	(373)	27	0
Pay	UKRPI	3.340	Maturity	11/15/2040		1,300	0	(287)	(287)	23	0
Receive	UKRPI	3.000	Maturity	11/15/2050		600	0	281	281	0	(17)
Receive	UKRPI	3.051	Maturity	11/15/2050		1,100	0	476	476	0	(30)
Receive	UKRPI	3.143	Maturity	11/15/2050		500	0	182	182	0	(13)

							$1,104	$(22,747)	$(21,643)	$2,711	$(2,288)

Total Swap Agreements							$8,597	$(22,808)	$(14,211)	$2,719	$(2,375)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$131	$2,721	$2,852	$0	$(339)	$(2,375)	$(2,714)

(l)

Securities with an aggregate market value of $32,123 and cash of $5,597 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

50	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $2 for closed swap agreements is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021	CNH	64,562		$9,970	$0	$(31)
	10/2021		$52,141	GBP	38,562	0	(183)
	11/2021	GBP	38,562		$52,144	183	0
	11/2021	TWD	345,666		12,499	46	0
	11/2021		$890	RUB	66,557	17	0
	12/2021	HKD	3,775		$486	1	0
	12/2021		$741	RUB	55,266	9	0
	12/2021	ZAR	46,587		$3,265	200	0

BPS	10/2021	BRL	62,511		11,492	13	0
	10/2021	CNH	38,472		5,935	0	(25)
	10/2021	JPY	2,725,303		24,814	326	0
	10/2021		$11,830	BRL	62,511	0	(351)
	10/2021		8,402	JPY	924,700	0	(93)
	10/2021		8,815	MXN	177,478	0	(217)
	11/2021	BRL	62,511		$11,775	349	0
	11/2021	CAD	1,551		1,217	0	(7)
	11/2021	IDR	105,465,392		7,335	5	0
	12/2021	HKD	240		31	0	0
	12/2021	MXN	177,478		8,743	219	0

BRC	11/2021		$317	RUB	23,671	6	0

CBK	10/2021	GBP	959		$1,326	34	0
	10/2021	ILS	9,303		2,812	0	(73)
	10/2021	TRY	268		32	2	0
	10/2021		$1,431	JPY	158,200	0	(10)
	11/2021	EUR	35,213		$41,671	849	0
	11/2021	ILS	46,114		14,021	0	(290)
	11/2021		$7,461	EUR	6,298	0	(160)
	11/2021		7,232	MXN	147,569	0	(129)
	12/2021	CNH	21,489		$3,308	0	(6)
	12/2021		$491	RUB	36,431	3	0
	12/2021		2,131	ZAR	30,881	0	(101)
	02/2022	ILS	5,199		$1,588	0	(27)
	06/2022		8,999		2,778	0	(23)
	08/2022		6,594		1,995	0	(60)

FBF	11/2021		$291	RUB	21,770	5	0

GLM	10/2021	CNH	19,497		$3,007	0	(13)
	10/2021	TRY	2,198		260	14	0
	10/2021		$719	RUB	54,213	24	0
	11/2021	TWD	183,301		$6,645	41	0
	11/2021		$334	RUB	24,879	6	0
	12/2021	CNH	21,571		$3,317	0	(10)
	12/2021		$2,190	IDR	31,528,383	0	(6)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	51

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2021		$1,192	RUB	88,686	$11	$0
	12/2021		1,644	ZAR	23,766	0	(81)

HUS	10/2021	MXN	177,478		$8,918	320	0
	10/2021		$4,297	CNH	27,780	6	0
	10/2021		187	RUB	14,095	6	0
	11/2021	CNH	27,848		$4,297	0	(6)
	11/2021		$56	RUB	4,167	1	0
	12/2021		644	IDR	9,266,904	0	(2)
	12/2021		2,151	ZAR	31,135	0	(104)
	01/2022	ILS	9,709		$2,961	0	(54)

JPM	10/2021		$7,915	MXN	166,500	150	0
	11/2021		1,914	IDR	27,500,694	0	(2)

MYI	10/2021	BRL	96,441		$17,810	100	0
	10/2021		$17,730	BRL	96,441	0	(21)
	10/2021		18,717	CAD	23,692	0	(12)
	10/2021		46,379	JPY	5,084,100	0	(698)
	11/2021	TWD	95,977		$3,486	29	0
	11/2021		$6,222	BRL	33,930	0	(20)
	11/2021		626	IDR	9,002,208	0	(1)

SCX	10/2021	BRL	33,930	EUR	5,375	0	(5)
	10/2021		33,930		$6,238	7	0
	10/2021	EUR	5,484	BRL	33,930	0	(122)
	10/2021		5,375		$6,281	55	0
	10/2021	GBP	37,603		51,531	864	0
	10/2021		$6,281	BRL	33,930	0	(50)
	10/2021		922	RUB	69,417	29	0
	11/2021		30,853	JPY	3,441,697	77	0
	12/2021	CNH	25,472		$3,918	0	(11)
	12/2021		$1,332	IDR	19,128,998	0	(7)
	12/2021		22,875	SGD	30,282	0	(576)
	12/2021		1,981	ZAR	28,356	0	(116)

TOR	10/2021	CAD	25,674		$20,316	46	0
	10/2021	MXN	166,500		8,198	133	0
	12/2021	CNH	23,114		3,566	1	0
	12/2021		$667	IDR	9,586,000	0	(3)
	01/2022		8,074	MXN	166,500	0	(132)

UAG	10/2021		566	RUB	42,657	18	0
	11/2021	EUR	65,612		$77,143	1,078	0
	11/2021		$525	RUB	39,338	11	0
	12/2021		2,154	ZAR	31,278	0	(97)

Total Forward Foreign Currency Contracts						$5,294	$(3,935)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.019%	03/18/2024	120,100	$1,153	$827

Total Purchased Options							$1,153	$827

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000%	10/20/2021	900	$(4)	$0
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	1,900	(9)	(10)

BPS	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	800	(3)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	3,400	(3)	(2)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	2,800	(4)	(1)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	8,800	(10)	(10)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	10/20/2021	1,750	(8)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	3,600	(18)	(2)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	11/17/2021	3,400	(16)	(8)

52	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500%	12/15/2021	2,600	$(12)	$(10)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	1,400	(7)	(8)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	3.750	01/19/2022	1,750	(10)	(12)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	3,950	(4)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	11/17/2021	3,500	(4)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	3,800	(4)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	2,400	(3)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	17,600	(20)	(11)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.750	01/19/2022	3,500	(5)	(4)

CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	700	(3)	0

DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	1,500	(6)	(2)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	1,700	(8)	(9)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	2,600	(2)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	3,400	(4)	(4)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	600	(3)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	8,000	(9)	(2)

FBF	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	2,100	(8)	(8)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	900	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	4,900	(5)	(3)

GST	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	10/20/2021	2,100	(9)	(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	1,100	(5)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	2,600	(3)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	10/20/2021	3,200	(3)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	3,600	(4)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	400	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	3,700	(4)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.725	01/19/2022	5,800	(6)	(6)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	01/19/2022	6,900	(7)	(7)

JPM	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	12/15/2021	1,800	(5)	(5)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	2,200	(3)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	3,800	(4)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	4,300	(5)	(3)

MYC	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000	11/17/2021	1,900	(8)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	4,100	(4)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	10,000	(11)	(6)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	5,000	(5)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	8,000	(10)	(10)

						$ (289)	$ (161)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.028%	03/18/2024	240,300	$(1,153)	$(726)

Total Written Options							$(1,442)	$(887)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	14,798	$(3,156)	$2,751	$0	$(405)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	53

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
CBK	Receive	ERAUSLT Index	170,804	0.343% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/25/2022	$	73,649	$0	$(21)	$0	$(21)

FAR	Receive	ERAUSLT Index	220,384	0.395% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022		87,300	0	7,497	7,497	0

JPM	Receive	ERAUSLT Index	636,770	0.294% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/23/2021		217,597	0	56,360	56,360	0
	Receive	ERAUSLT Index	145,911	0.384% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/08/2022		62,365	0	455	455	0
	Receive	ERAUSLT Index	676,879	0.436% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/06/2022		291,864	0	(111)	0	(111)
	Receive	ERAUSLT Index	543,766	0.414% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/21/2022		234,467	0	(39)	0	(39)

UAG	Receive	ERAUSLT Index	739,654	0.303% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/04/2021		237,177	0	80,965	80,965	0
	Receive	ERAUSLT Index	670,864	0.404% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/01/2022		297,535	0	(8,312)	0	(8,312)
	Receive	ERAUSLT Index	175,854	0.384% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/14/2022		77,400	0	(1,587)	0	(1,587)

									$0	$135,207	$145,277	$(10,070)

Total Swap Agreements									$(3,156)	$137,958	$145,277	$(10,475)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$456	$0	$0	$456	$(214)	$(10)	$(405)	$(629)	$(173)	$161	$(12)
BPS	912	0	0	912	(693)	(3)	0	(696)	216	(320)	(104)
BRC	6	0	0	6	0	(69)	0	(69)	(63)	0	(63)
CBK	888	0	0	888	(879)	0	(21)	(900)	(12)	1,964	1,952
DUB	0	0	0	0	0	(19)	0	(19)	(19)	(8)	(27)
FAR	0	0	7,497	7,497	0	0	0	0	7,497	(9,890)	(2,393)
FBF	5	0	0	5	0	(11)	0	(11)	(6)	0	(6)
GLM	96	0	0	96	(110)	0	0	(110)	(14)	0	(14)
GST	0	0	0	0	0	(18)	0	(18)	(18)	0	(18)
HUS	333	0	0	333	(166)	0	0	(166)	167	0	167
JPM	150	0	56,815	56,965	(2)	(9)	(150)	(161)	56,804	(57,053)	(249)
MYC	0	0	0	0	0	(22)	0	(22)	(22)	(2,162)	(2,184)
MYI	129	0	0	129	(752)	0	0	(752)	(623)	1,018	395
NGF	0	827	0	827	0	(726)	0	(726)	101	0	101
SCX	1,032	0	0	1,032	(887)	0	0	(887)	145	0	145
TOR	180	0	0	180	(135)	0	0	(135)	45	0	45
UAG	1,107	0	80,965	82,072	(97)	0	(9,899)	(9,996)	72,076	(88,664)	(16,588)

Total Over the Counter	$5,294	$827	$145,277	$151,398	$(3,935)	$(887)	$(10,475)	$(15,297)

(n)

Securities with an aggregate market value of $3,145 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

54	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$131	$131
Swap Agreements	0	8	0	0	2,713	2,721

	$0	$8	$0	$0	$2,844	$2,852

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,294	$0	$5,294
Purchased Options	0	0	0	0	827	827
Swap Agreements	0	0	145,277	0	0	145,277

	$0	$0	$145,277	$5,294	$827	$151,398

	$0	$8	$145,277	$5,294	$3,671	$154,250

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$339	$339
Swap Agreements	0	87	0	0	2,288	2,375

	$0	$87	$0	$0	$2,627	$2,714

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,935	$0	$3,935
Written Options	0	161	0	0	726	887
Swap Agreements	0	405	10,070	0	0	10,475

	$0	$566	$10,070	$3,935	$726	$15,297

	$0	$653	$10,070	$3,935	$3,353	$18,011

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(5,350)	$(5,350)
Swap Agreements	0	2,410	0	0	(6,869)	(4,459)

	$0	$2,410	$0	$0	$(12,219)	$(9,809)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,983	$0	$7,983
Purchased Options	0	0	0	(10)	98	88
Written Options	0	336	0	1,088	716	2,140
Swap Agreements	0	425	30,166	0	(11)	30,580

	$0	$761	$30,166	$9,061	$803	$40,791

	$0	$3,171	$30,166	$9,061	$(11,416)	$30,982

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	55

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)	September 30, 2021	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,557)	$(1,557)
Swap Agreements	0	(444)	0	0	(1,508)	(1,952)

	$0	$(444)	$0	$0	$(3,065)	$(3,509)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,509)	$0	$(4,509)
Purchased Options	0	0	0	(82)	(656)	(738)
Written Options	0	(20)	0	(226)	461	215
Swap Agreements	0	(246)	10,390	0	0	10,144

	$0	$(266)	$10,390	$(4,817)	$(195)	$5,112

	$0	$(710)	$10,390	$(4,817)	$(3,260)	$1,603

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$94,917	$0	$94,917
Industrials	0	34,562	0	34,562
Utilities	0	9,080	0	9,080
Municipal Bonds & Notes
California	0	816	0	816
Illinois	0	185	0	185
U.S. Government Agencies	0	77,736	0	77,736
U.S. Treasury Obligations	0	471,747	0	471,747
Non-Agency Mortgage-Backed Securities	0	113,652	11,201	124,853
Asset-Backed Securities	0	230,455	3,300	233,755
Sovereign Issues	0	32,808	0	32,808
Preferred Securities
Banking & Finance	0	4,170	0	4,170
Short-Term Instruments
Repurchase Agreements	0	67,817	0	67,817
Israel Treasury Bills	0	7,289	0	7,289
U.S. Treasury Bills	0	65,190	0	65,190
U.S. Treasury Cash Management Bills	0	48,907	0	48,907

	$0	$1,259,331	$14,501	$1,273,832

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$568,120	$0	$0	$568,120

Total Investments	$568,120	$1,259,331	$14,501	$1,841,952

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(9,755)	$0	$(9,755)
U.S. Government Agencies	0	(2,419)	0	(2,419)

	$0	$(12,174)	$0	$(12,174)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	20	2,830	0	2,850
Over the counter	0	151,398	0	151,398

	$20	$154,228	$0	$154,248

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(13)	(2,701)	0	(2,714)
Over the counter	(5)	(15,292)	0	(15,297)

	$(18)	$(17,993)	$0	$(18,011)

Total Financial Derivative Instruments	$2	$136,235	$0	$136,237

Totals	$568,122	$1,383,392	$14,501	$1,966,015

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

56	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO RAE PLUS EMG Fund	September 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 64.6%

CORPORATE BONDS & NOTES 8.5%

BANKING & FINANCE 4.3%

Aviation Capital Group LLC
4.125% due 08/01/2025		$500	$538
5.500% due 12/15/2024		500	561

Barclays Bank PLC
7.625% due 11/21/2022 (f)		760	815

Credit Suisse Group AG
6.375% due 08/21/2026 •(e)(f)		500	550
7.125% due 07/29/2022 •(e)(f)		200	208
7.500% due 07/17/2023 •(e)(f)		600	643

Deutsche Bank AG
3.547% due 09/18/2031 •		1,867	1,994

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,478	1,894

Ford Motor Credit Co. LLC
1.198% (US0003M + 1.080%) due 08/03/2022 ~		$856	853
1.360% (US0003M + 1.235%) due 02/15/2023 ~		200	199

GSPA Monetization Trust
6.422% due 10/09/2029		697	750

HSBC Holdings PLC
6.000% due 05/22/2027 •(e)(f)		200	220
6.500% due 03/23/2028 •(e)(f)		400	451

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(e)(f)	EUR	700	991

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(e)(f)		$1,945	2,257
7.625% due 06/27/2023 •(e)(f)	GBP	332	483

Standard Chartered PLC
1.456% due 01/14/2027 •		$1,900	1,872

UBS Group AG
4.375% due 02/10/2031 •(e)(f)		400	405
5.750% due 02/19/2022 •(e)(f)	EUR	200	236

			15,920

INDUSTRIALS 3.0%

Aker BP ASA
2.875% due 01/15/2026		$300	317

Boeing Co.
2.750% due 02/01/2026		600	625

Broadcom, Inc.
2.450% due 02/15/2031		700	678
3.500% due 02/15/2041		400	396
3.750% due 02/15/2051		200	200

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		600	651

DAE Funding LLC
1.625% due 02/15/2024		1,300	1,294

Expedia Group, Inc.
6.250% due 05/01/2025		396	457

Kraft Heinz Foods Co.
5.000% due 07/15/2035		78	96

MPLX LP
2.650% due 08/15/2030		800	803

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		933	992
4.345% due 09/17/2027		1,789	1,967
4.810% due 09/17/2030		800	900

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		700	725

T-Mobile USA, Inc.
2.250% due 02/15/2026		300	304
3.375% due 04/15/2029		400	418
3.500% due 04/15/2031		500	528

			11,351

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.2%

Pacific Gas & Electric Co.
3.000% due 06/15/2028	$400	$407
4.550% due 07/01/2030	700	758

Petrobras Global Finance BV
5.093% due 01/15/2030	907	960

Rio Oil Finance Trust
8.200% due 04/06/2028	1,248	1,443

Sprint Communications, Inc.
6.000% due 11/15/2022	700	737

		4,305

Total Corporate Bonds & Notes (Cost $30,284)		31,576

MUNICIPAL BONDS & NOTES 1.9%

CALIFORNIA 1.0%

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	2,255	3,598

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	80	91

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	70	100

TEXAS 0.2%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	725	731

WASHINGTON 0.7%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,845	2,394

Total Municipal Bonds & Notes (Cost $4,973)		6,914

U.S. GOVERNMENT AGENCIES 6.4%

Fannie Mae
0.436% due 07/25/2037 •	18	18
0.466% due 07/25/2037 •	28	28
0.486% due 09/25/2035 •	59	59
0.806% due 06/25/2037 •	202	206
2.310% due 08/01/2022	298	300
2.358% due 01/25/2031 ~(a)	2,351	321

Freddie Mac
0.634% due 07/15/2041 •	148	150
0.784% due 08/15/2037 •	176	180
0.794% due 10/15/2037 •	28	28
0.804% due 05/15/2037 - 09/15/2037 •	196	200
3.500% due 05/01/2049	943	1,017
4.000% due 07/01/2047 - 03/01/2049	487	525
5.000% due 07/01/2023 - 11/01/2029	119	131

Ginnie Mae
0.436% due 08/20/2047 •	826	821
3.500% due 02/15/2045	52	57
5.000% due 08/15/2033 - 11/15/2041	2,636	3,029

Ginnie Mae, TBA
5.000% due 10/01/2051	10,000	10,769

Small Business Administration
6.220% due 12/01/2028	7	8

Uniform Mortgage-Backed Security
4.500% due 11/01/2023 - 06/01/2030	345	376

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 07/01/2023 - 12/01/2029	$294	$324
5.500% due 09/01/2025 - 10/01/2035	104	117
6.000% due 11/01/2021 - 09/01/2028	67	76

Uniform Mortgage-Backed Security, TBA
3.000% due 10/01/2036	500	526
4.000% due 10/01/2036	2,000	2,120
5.000% due 10/01/2051	2,000	2,199

Total U.S. Government Agencies (Cost $23,234)		23,585

U.S. TREASURY OBLIGATIONS 1.8%

U.S. Treasury Inflation Protected Securities (d)
0.250% due 02/15/2050 (i)	106	120
0.625% due 02/15/2043 (i)(k)	1,201	1,433
0.750% due 02/15/2045 (i)	1,275	1,571
1.000% due 02/15/2046	1,627	2,121
1.000% due 02/15/2049 (i)	109	146
1.375% due 02/15/2044	1,054	1,449

Total U.S. Treasury Obligations (Cost $6,404)		6,840

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.0%

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ	507	496

Banc of America Funding Trust
0.547% due 02/20/2047 •	2,025	2,076
3.191% due 02/20/2035 ~	37	39

Banc of America Mortgage Trust
2.487% due 06/25/2035 ~	21	20

Bear Stearns ALT-A Trust
0.406% due 08/25/2036 •	1,400	1,346

Citigroup Mortgage Loan Trust
2.520% due 03/25/2036 ^•	130	131

Countrywide Alternative Loan Trust
0.256% due 05/25/2047 •	488	469
0.326% due 12/25/2046 •	4,687	4,570
0.486% due 05/25/2036 •	277	258

Countrywide Home Loan Mortgage Pass-Through Trust
2.109% due 02/20/2036 ^•	10	10
6.000% due 07/25/2036	1,013	744
6.500% due 12/25/2037	1,320	810

Credit Suisse Mortgage Capital Certificates
0.584% due 11/30/2037 ~	4,512	4,319

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	922	783

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.406% due 01/25/2047 •	280	330

Downey Savings & Loan Association Mortgage Loan Trust
0.907% due 09/19/2044 •	107	106

First Horizon Mortgage Pass-Through Trust
2.793% due 10/25/2035 ^~	346	351

GSR Mortgage Loan Trust
2.746% due 09/25/2035 ~	31	32

HarborView Mortgage Loan Trust
0.587% due 01/19/2036 •	2,008	1,442
0.767% due 06/20/2035 •	448	444

HomeBanc Mortgage Trust
0.706% due 03/25/2035 •	699	649

Impac CMB Trust
0.726% due 03/25/2035 •	480	476

IndyMac Mortgage Loan Trust
0.606% due 06/25/2035 •	124	113

JP Morgan Mortgage Trust
2.945% due 08/25/2035 ^~	103	97
5.750% due 01/25/2036 ^	12	8

Lehman Mortgage Trust
0.736% due 11/25/2036 •	1,184	673

Lehman XS Trust
0.536% due 08/25/2046 •	1,991	2,033

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	57

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
2.965% due 09/25/2035 ^~		$105	$97

Morgan Stanley Mortgage Loan Trust
2.565% due 07/25/2035 ~		307	299
6.315% due 06/25/2036 þ		3,196	1,305

Prime Mortgage Trust
6.000% due 06/25/2036 ^		220	217

Residential Accredit Loans, Inc. Trust
0.446% due 09/25/2036 •		1,427	1,422
0.586% due 08/25/2035 ^•		1,938	1,406
3.948% due 12/25/2035 ^~		1,598	1,510
4.255% due 09/25/2035 ^~		59	50

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		2,957	1,631

RESIMAC Bastille Trust
0.933% due 12/05/2059 •		441	442

Sequoia Mortgage Trust
0.647% due 07/20/2034 •		663	669

Structured Adjustable Rate Mortgage Loan Trust
2.386% due 12/25/2037 ^•		1,942	1,966

Taurus UK DAC
0.899% due 05/17/2031 •	GBP	600	811

WaMu Mortgage Pass-Through Certificates Trust
0.666% due 12/25/2045 •		$381	366
1.246% due 11/25/2045 •		2,504	2,520
1.763% due 10/25/2046 •		2,387	2,351
1.763% due 11/25/2046 •		1,715	1,700
2.647% due 01/25/2037 ^~		217	198
2.734% due 06/25/2037 ^~		1,210	1,188
3.078% due 02/25/2037 ^~		634	639
3.114% due 12/25/2036 ^~		118	117

Washington Mutual Mortgage Pass-Through Certificates Trust
4.149% due 09/25/2036 þ		2,444	1,002

Total Non-Agency Mortgage-Backed Securities (Cost $42,455)			44,731

ASSET-BACKED SECURITIES 17.2%

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	2,588	3,002

Argent Securities Trust
0.386% due 07/25/2036 •		$2,120	2,016

Bear Stearns Asset-Backed Securities Trust
0.406% due 08/25/2036 •		635	616

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •	EUR	2,900	3,369

Cairn CLO DAC
0.600% due 04/30/2031 •		1,500	1,733
0.780% due 10/15/2031 •		750	870

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		1,400	1,623

Citigroup Mortgage Loan Trust
7.250% due 05/25/2036 þ		$1,217	849

Countrywide Asset-Backed Certificates
0.566% due 04/25/2037 •		1,010	939
0.666% due 08/25/2036 •		38	38
6.367% due 09/25/2046 þ		6,712	6,386

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	1,200	1,391

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fremont Home Loan Trust
0.221% due 10/25/2036 •		$1,659	$1,558
0.226% due 01/25/2037 •		2,408	1,606

GSAA Home Equity Trust
0.486% due 03/25/2037 •		5,269	2,111
5.995% due 03/25/2046 ^~		5,287	2,964

GSRPM Mortgage Loan Trust
0.986% due 03/25/2035 •		3,189	3,209

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	1,100	1,265

Invesco Euro CLO DAC
0.650% due 07/15/2031 •		500	577

IXIS Real Estate Capital Trust
0.486% due 03/25/2036 ^•		$717	471

Long Beach Mortgage Loan Trust
0.246% due 12/25/2036 •		1,575	1,237

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	600	696

MASTR Specialized Loan Trust
0.836% due 11/25/2035 •		$2,709	2,721

Morgan Stanley ABS Capital, Inc. Trust
0.166% due 11/25/2036 •		1,574	1,157
0.266% due 03/25/2037 •		3,572	2,072

New Century Home Equity Loan Trust
0.866% due 03/25/2035 •		1,047	1,042

Option One Mortgage Loan Trust
0.226% due 01/25/2037 •		1,843	1,326
0.226% due 03/25/2037 •		1,986	1,870
0.306% due 04/25/2037 •		1,302	1,049
0.306% due 05/25/2037 •		1,737	1,338

Securitized Asset-Backed Receivables LLC Trust
0.566% due 07/25/2036 •		1,135	667

Sound Point CLO Ltd.
1.128% due 01/23/2029 •		3,029	3,029

Soundview Home Loan Trust
0.256% due 08/25/2037 •		3,065	2,901
0.286% due 06/25/2037 •		2,958	2,565

Specialty Underwriting & Residential Finance Trust
0.236% due 09/25/2037 •		1,200	993

St Paul’s CLO DAC
0.850% due 04/25/2030 •	EUR	400	464

Venture CLO Ltd.
1.184% due 07/20/2030 •		$2,000	1,999

Total Asset-Backed Securities (Cost $64,033)			63,719

SOVEREIGN ISSUES 0.7%

Argentina Government International Bond
0.500% due 07/09/2030 þ		1,681	571
1.125% due 07/09/2035 þ		1,103	347

Autonomous City of Buenos Aires
39.149% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	6,480	37

Brazil Government International Bond
4.750% due 01/14/2050		$1,788	1,587

Provincia de Buenos Aires
37.989% due 05/31/2022	ARS	8,899	48

Total Sovereign Issues (Cost $3,039)			2,590

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%

JPMorgan Chase & Co.
3.599% (US0003M + 3.470%) due 01/30/2022 ~(e)		1,591,000	$1,600

Stichting AK Rabobank Certificaten
19.437% due 12/29/2049 þ(e)		449,450	750

Total Preferred Securities (Cost $2,117)			2,350

SHORT-TERM INSTRUMENTS 15.5%

REPURCHASE AGREEMENTS (g) 0.1%

			380

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
7.463% due 02/28/2022 - 07/29/2022 (b)(c)(d)	ARS	18,052	100

U.S. TREASURY BILLS 6.9%
0.050% due 02/03/2022 - 03/31/2022 (b)(c)(i)(k)		$25,700	25,695

U.S. TREASURY CASH MANAGEMENT BILLS 8.5%
0.031% due 01/11/2022 - 01/25/2022 (b)(c)(k)		31,600	31,597

Total Short-Term Instruments (Cost $57,773)			57,772

Total Investments in Securities (Cost $234,312)			240,077

		SHARES
INVESTMENTS IN AFFILIATES 37.2%

SHORT-TERM INSTRUMENTS 37.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 37.2%

PIMCO Short Asset Portfolio		102,536	1,027

PIMCO Short-Term Floating NAV Portfolio III		13,896,089	137,043

Total Short-Term Instruments (Cost $138,043)			138,070

Total Investments in Affiliates (Cost $138,043)			138,070

Total Investments 101.8% (Cost $372,355)			$378,147

Financial Derivative Instruments (h)(j) 10.0% (Cost or Premiums, net $(741))			37,142

Other Assets and Liabilities, net (11.8)%			(43,844)

Net Assets 100.0%			$371,445

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

58	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$380	U.S. Treasury Notes 1.625% due 12/15/2022	$(388)	$380	$380

Total Repurchase Agreements						$(388)	$380	$380

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(1)
Sovereign Issues (1.7)%
Canada Government International Bond	2.750%	12/01/2048	CAD	6,700	$(6,453)	$(6,250)

Total Short Sales (1.7)%					$(6,453)	$(6,250)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$380	$0	$0	$0	$380	$(388)	$(8)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(6,250)	(6,250)	(480)	(6,730)

Total Borrowings and Other Financing Transactions	$380	$0	$0	$(6,250)

(1)	Payable for short sales includes $81 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(225) at a weighted average interest rate of 0.070%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2022	205	$	50,996	$(18)	$5	$0
U.S. Treasury 2-Year Note December Futures	12/2021	36		7,922	(10)	1	0
U.S. Treasury 5-Year Note December Futures	12/2021	156		19,148	(137)	14	0
U.S. Treasury 10-Year Note December Futures	12/2021	8		1,053	(14)	1	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	42		8,025	(354)	0	(7)

					$(533)	$21	$(7)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	59

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2024	205	$	(50,427)	$106	$0	$(4)
Euro-Bund 10-Year Bond December Futures	12/2021	19		(3,738)	53	7	(6)
Mini MSCI Emerging Markets Index December Futures	12/2021	103		(6,415)	284	0	(51)
U.S. Treasury 30-Year Bond December Futures	12/2021	107		(17,036)	457	0	(13)
United Kingdom Long Gilt December Futures	12/2021	18		(3,035)	76	12	(2)

					$976	$19	$(76)

Total Futures Contracts					$443	$40	$(83)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Boeing Co.	1.000%	Quarterly	12/20/2026	1.067%	$200	$(1)	$0	$(1)	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2026	0.767	400	4	1	5	0	0

						$3	$1	$4	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-35 5-Year Index	(1.000)%	Quarterly	12/20/2025	$1,500	$ (36)	$(1)	$(37)	$0	$0
CDX.IG-36 5-Year Index	(1.000)	Quarterly	06/20/2026	100,400	(2,450)	1	(2,449)	32	0
CDX.IG-37 5-Year Index	(1.000)	Quarterly	12/20/2026	63,300	(1,571)	48	(1,523)	30	0

					$ (4,057)	$48	$(4,009)	$62	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP	9,300	$8	$(287)	$(279)	$0	$(42)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		6,500	(114)	697	583	97	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	186,600	(185)	(110)	(295)	0	(1)
Pay	1-Year BRL-CDI	6.572	Maturity	01/02/2023		43,700	0	(171)	(171)	0	(6)
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	12,800	9	(88)	(79)	2	0
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		25,600	19	(178)	(159)	4	0
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		13,000	372	(193)	179	1	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		7,000	1,079	(620)	459	0	(35)
Pay	3-Month CNY-CNREPOFIX	2.688	Quarterly	03/17/2026	CNY	12,400	(7)	26	19	1	0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		17,100	(9)	35	26	1	0
Receive	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		17,100	(8)	35	27	2	0
Receive	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		17,100	(29)	2	(27)	0	(2)
Receive	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		17,100	(7)	35	28	2	0
Receive	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		17,100	(30)	2	(28)	0	(2)
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		17,100	1	34	35	1	0
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		11,500	(25)	1	(24)	0	(1)
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		34,200	11	68	79	3	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		34,200	(83)	4	(79)	0	(3)
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026	$	9,300	(457)	145	(312)	0	(13)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		11,500	2,350	(727)	1,623	0	(21)
Pay	6-Month AUD-LIBOR	2.000	Semi-Annual	06/16/2031	AUD	2,300	23	44	67	0	(3)
Pay(6)	6-Month EUR-EURIBOR	0.471	Annual	11/03/2023	EUR	53,400	0	(71)	(71)	4	0
Receive(6)	6-Month EUR-EURIBOR	0.025	Annual	11/03/2031		8,300	0	198	198	0	0
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		10,400	200	(172)	28	0	(1)
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	03/16/2052		3,400	(142)	144	2	12	0
Pay	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051	JPY	485,000	(297)	75	(222)	26	0
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	1,500	104	(167)	(63)	14	0
Pay	UKRPI	3.603	Maturity	11/15/2028		7,700	698	(870)	(172)	73	0
Pay	UKRPI	3.480	Maturity	01/15/2030		1,800	69	(203)	(134)	19	0
Pay	UKRPI	3.415	Maturity	02/15/2030		400	8	(44)	(36)	4	0
Receive	UKRPI	3.397	Maturity	11/15/2030		600	6	70	76	0	(6)
Receive	UKRPI	3.445	Maturity	11/15/2030		1,100	2	129	131	0	(12)

60	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	UKRPI	3.510%	Maturity	11/15/2030	GBP	600	$(6)	$71	$65	$0	$(6)
Pay	UKRPI	3.217	Maturity	11/15/2040		1,000	(44)	(227)	(271)	18	0
Pay	UKRPI	3.272	Maturity	11/15/2040		800	(15)	(184)	(199)	14	0
Pay	UKRPI	3.273	Maturity	11/15/2040		1,100	(20)	(253)	(273)	19	0
Pay	UKRPI	3.340	Maturity	11/15/2040		1,000	13	(234)	(221)	18	0
Receive	UKRPI	3.000	Maturity	11/15/2050		400	28	160	188	0	(11)
Receive	UKRPI	3.051	Maturity	11/15/2050		800	22	324	346	0	(22)
Receive	UKRPI	3.143	Maturity	11/15/2050		400	(21)	167	146	0	(11)

							$3,523	$(2,333)	$1,190	$335	$(198)

Total Swap Agreements							$(531)	$(2,284)	$(2,815)	$397	$(198)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$40	$397	$437	$0	$ (83)	$ (198)	$ (281)

(i)

Securities with an aggregate market value of $6,328 and cash of $1,116 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021	CAD	12,181		$9,615	$0	$(3)
	10/2021	CNH	20,044		3,095	0	(10)
	10/2021		$146	CNY	945	1	0
	11/2021	IDR	4,500,311		$314	1	0
	11/2021	TWD	97,887		3,540	13	0
	11/2021		$12,636	EUR	10,671	0	(265)
	11/2021		128	RUB	9,532	2	0
	12/2021	INR	25,677		$346	2	0
	12/2021		$942	HKD	7,322	0	(1)
	12/2021		93	RUB	6,953	1	0
	12/2021	ZAR	7,412		$519	32	0
	02/2022		$1,366	ILS	4,401	1	0
	04/2022		10,226		32,700	0	(58)
	08/2022		1,232		3,956	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	61

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2021	BRL	58,003		$10,663	$12	$0
	10/2021	CNH	11,944		1,842	0	(8)
	10/2021	MXN	64,660		3,190	58	0
	10/2021		$10,977	BRL	58,003	0	(326)
	10/2021		1,304	CNH	8,426	1	0
	10/2021		40	MXN	814	0	(1)
	11/2021	BRL	58,003		$10,926	323	0
	11/2021	IDR	28,607,447		1,991	3	0
	11/2021		$851	TWD	23,490	0	(5)
	12/2021	MXN	814		$40	1	0
	12/2021	SGD	1,201		880	0	(4)
	12/2021		$60	HKD	465	0	0

BRC	11/2021		49	RUB	3,657	1	0
	12/2021	THB	4,607		$141	5	0

CBK	10/2021	GBP	2,609		3,591	75	0
	10/2021	JPY	142,000		1,298	22	0
	10/2021	MXN	47,916		2,397	84	0
	10/2021	TRY	158		19	1	0
	10/2021		$477	GBP	346	0	(11)
	11/2021	ILS	21,705		$6,655	0	(81)
	11/2021		$3,149	EUR	2,667	0	(57)
	11/2021		3,959	MXN	80,777	0	(71)
	11/2021		279	RUB	20,611	2	0
	12/2021	CNH	6,671		$1,027	0	(2)
	12/2021		$62	RUB	4,584	0	0
	12/2021	ZAR	532		$37	2	0
	02/2022	ILS	4,401		1,360	0	(7)
	04/2022		32,700		9,989	0	(178)
	08/2022		3,956		1,197	0	(36)

FBF	11/2021		$43	RUB	3,221	1	0

GLM	10/2021	CNH	6,053		$934	0	(4)
	10/2021	GBP	364		505	14	0
	10/2021	TRY	1,294		153	8	0
	10/2021		$286	RUB	21,554	9	0
	11/2021	TWD	51,907		$1,882	12	0
	11/2021		$52	RUB	3,844	1	0
	12/2021	CNH	6,697		$1,030	0	(3)
	12/2021	SGD	706		522	2	0
	12/2021		$689	IDR	9,919,404	0	(2)
	12/2021		150	RUB	11,158	1	0
	12/2021	ZAR	409		$28	1	0

HUS	10/2021	BRL	1,854		355	15	0
	10/2021	MXN	33,157		1,645	39	0
	10/2021	RUB	41,518		568	1	(2)
	10/2021		$341	BRL	1,854	0	0
	10/2021		2,010	CNH	12,972	1	(1)
	10/2021		590	JPY	64,900	0	(7)
	10/2021		81	RUB	6,100	3	0
	11/2021	CNH	4,891		$755	0	(1)
	11/2021	TWD	6,841		248	2	0
	11/2021		$5,581	EUR	4,748	0	(76)
	11/2021		8	RUB	617	0	0
	12/2021	SGD	1,370		$1,020	11	0
	12/2021		$203	IDR	2,915,532	0	(1)
	12/2021	ZAR	536		$37	2	0
	01/2022		$1,581	MXN	32,343	0	(38)

JPM	10/2021		4,611		97,003	87	0
	11/2021		379	EUR	320	0	(8)
	11/2021		602	IDR	8,652,234	0	(1)
	12/2021	SGD	2,562		$1,899	13	0
	12/2021	THB	3,920		119	4	0

MYI	10/2021	BRL	52,642	EUR	8,379	40	0
	10/2021		108,790		$20,155	178	0
	10/2021	EUR	8,510	BRL	52,642	0	(191)
	10/2021		8,510		$9,961	104	0
	10/2021		$20,131	BRL	108,790	0	(153)
	10/2021		5,939	CAD	7,518	0	(4)
	10/2021		127	CNY	824	0	0

62	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2021	TWD	27,179		$987	$8	$0
	11/2021		$9,727	BRL	52,642	0	(105)
	11/2021		197	IDR	2,832,259	0	0

RYL	12/2021	SGD	1,265		$930	0	(1)

SCX	10/2021		$9,619	JPY	1,056,474	0	(127)
	10/2021		343	RUB	25,792	11	0
	11/2021		7,571	JPY	844,574	19	0
	11/2021		926	TWD	25,539	0	(6)
	12/2021	CNH	7,908		$1,216	0	(3)
	12/2021	INR	19,138		258	2	0
	12/2021		$160	CNY	1,041	1	0
	12/2021		419	IDR	6,018,344	0	(2)
	12/2021		204	INR	15,296	1	0
	12/2021		13,965	SGD	18,486	0	(352)
	12/2021		1,184	ZAR	16,951	0	(69)

SOG	12/2021	SGD	502		$369	0	0

SSB	12/2021	ZAR	5,260		357	11	0

TOR	10/2021	CAD	8,674		6,864	16	0
	10/2021	JPY	134,800		1,233	22	0
	10/2021		$10,528	CAD	13,337	2	0
	11/2021	CAD	13,337		$10,528	0	(2)
	11/2021		$6,729	ILS	21,705	7	0
	12/2021	CNH	7,176		$1,107	0	0
	12/2021	MXN	38,721		1,921	61	0
	12/2021		$210	IDR	3,015,929	0	(1)

UAG	10/2021		245	RUB	18,462	8	0
	11/2021	EUR	27,207		$31,988	447	0
	11/2021		$78	RUB	5,821	2	0
	12/2021	SGD	3,969		$2,921	9	(11)
	12/2021		$1,288	ZAR	18,698	0	(58)
	12/2021	ZAR	117		$8	0	0

Total Forward Foreign Currency Contracts						$1,819	$(2,353)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	71,500	$686	$492

Total Purchased Options							$686	$492

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000%	10/20/2021	500	$(2)	$0
	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	11/17/2021	500	(3)	(1)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	400	(2)	(2)

BRC	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	11/17/2021	3,500	(17)	(8)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	700	(4)	(4)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	2,380	(3)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	11/17/2021	1,900	(2)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	2,100	(2)	(1)

CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	400	(2)	0

DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	600	(2)	(1)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	300	(1)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	1,900	(2)	(2)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	2,400	(3)	(1)

FBF	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	500	(1)	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	63

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000%	10/20/2021	600	$(3)	$0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.725	01/19/2022	1,600	(2)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	01/19/2022	2,100	(2)	(2)

JPM	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	500	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	1,300	(2)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	2,100	(2)	(1)

MYC	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	1,700	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	2,500	(2)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	1,200	(1)	(1)

						$(63)	$(30)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	143,000	$ (686)	$(432)

Total Written Options							$ (749)	$(462)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
JPM	Hochtief AG	5.000%	Quarterly	12/20/2025	0.894%	EUR	700	$162	$(20)	$142	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	1,419	$(309)	$270	$0	$(39)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	ERAEMLT Index	9,659	1.075% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/06/2021	$	24,769	$0	$12,088	$12,088	$0

JPM	Receive	ERAEMLT Index	53,660	0.954% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022		189,044	0	16,167	16,167	0
	Receive	ERAEMLT Index	7,140	0.984% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/22/2022		27,986	0	(535)	0	(535)

MEI	Receive	ERAEMLT Index	27,881	1.113% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/02/2022		96,845	0	9,667	9,667	0

									$0	$37,387	$37,922	$(535)

Total Swap Agreements									$(147)	$37,637	$38,064	$(574)

64	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$53	$0	$0	$53	$(337)	$(3)	$0	$(340)	$(287)	$0	$(287)
BPS	398	0	12,088	12,486	(344)	0	0	(344)	12,142	(13,270)	(1,128)
BRC	6	0	0	6	0	(14)	(39)	(53)	(47)	0	(47)
CBK	186	0	0	186	(443)	0	0	(443)	(257)	331	74
DUB	0	0	0	0	0	(5)	0	(5)	(5)	(20)	(25)
FBF	1	0	0	1	0	0	0	0	1	0	1
GLM	48	0	0	48	(9)	0	0	(9)	39	0	39
GST	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
HUS	74	0	0	74	(126)	0	0	(126)	(52)	0	(52)
JPM	104	0	16,309	16,413	(9)	(1)	(535)	(545)	15,868	(16,134)	(266)
MEI	0	0	9,667	9,667	0	0	0	0	9,667	(9,780)	(113)
MYC	0	0	0	0	0	(3)	0	(3)	(3)	(2,068)	(2,071)
MYI	330	0	0	330	(453)	0	0	(453)	(123)	403	280
NGF	0	492	0	492	0	(432)	0	(432)	60	0	60
RYL	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SCX	34	0	0	34	(559)	0	0	(559)	(525)	560	35
SSB	11	0	0	11	0	0	0	0	11	0	11
TOR	108	0	0	108	(3)	0	0	(3)	105	0	105
UAG	466	0	0	466	(69)	0	0	(69)	397	0	397

Total Over the Counter	$1,819	$492	$38,064	$40,375	$(2,353)	$(462)	$(574)	$(3,389)

(k)

Securities with an aggregate market value of $1,294 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	65

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$40	$40
Swap Agreements	0	62	0	0	335	397

	$0	$62	$0	$0	$375	$437

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,819	$0	$1,819
Purchased Options	0	0	0	0	492	492
Swap Agreements	0	142	37,922	0	0	38,064

	$0	$142	$37,922	$1,819	$492	$40,375

	$0	$204	$37,922	$1,819	$867	$40,812

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$51	$0	$32	$83
Swap Agreements	0	0	0	0	198	198

	$0	$0	$51	$0	$230	$281

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,353	$0	$2,353
Written Options	0	30	0	0	432	462
Swap Agreements	0	39	535	0	0	574

	$0	$69	$535	$2,353	$432	$3,389

	$0	$69	$586	$2,353	$662	$3,670

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$373	$0	$(5,702)	$(5,329)
Swap Agreements	0	18	0	0	(3,720)	(3,702)

	$0	$18	$373	$0	$(9,422)	$(9,031)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,726	$0	$2,726
Purchased Options	0	0	0	(8)	98	90
Written Options	0	198	0	816	486	1,500
Swap Agreements	0	62	110,004	0	(4)	110,062

	$0	$260	$110,004	$3,534	$580	$114,378

	$0	$278	$110,377	$3,534	$(8,842)	$105,347

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$283	$0	$(8,225)	$(7,942)
Swap Agreements	0	(105)	0	0	(1,492)	(1,597)

	$0	$(105)	$283	$0	$(9,717)	$(9,539)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,391)	$0	$(2,391)
Purchased Options	0	0	0	(66)	(432)	(498)
Written Options	0	(71)	0	(164)	226	(9)
Swap Agreements	0	(37)	(42,388)	0	0	(42,425)

	$0	$(108)	$(42,388)	$(2,621)	$(206)	$(45,323)

	$0	$(213)	$(42,105)	$(2,621)	$(9,923)	$(54,862)

66	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$15,920	$0	$15,920
Industrials	0	11,351	0	11,351
Utilities	0	4,305	0	4,305
Municipal Bonds & Notes
California	0	3,598	0	3,598
Illinois	0	91	0	91
Nebraska	0	100	0	100
Texas	0	731	0	731
Washington	0	2,394	0	2,394
U.S. Government Agencies	0	23,585	0	23,585
U.S. Treasury Obligations	0	6,840	0	6,840
Non-Agency Mortgage-Backed Securities	0	44,731	0	44,731
Asset-Backed Securities	0	63,719	0	63,719
Sovereign Issues	0	2,590	0	2,590
Preferred Securities
Banking & Finance	0	2,350	0	2,350
Short-Term Instruments
Repurchase Agreements	0	380	0	380
Argentina Treasury Bills	0	100	0	100
U.S. Treasury Bills	0	25,695	0	25,695
U.S. Treasury Cash Management Bills	0	31,597	0	31,597

	$0	$240,077	$0	$240,077

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$138,070	$0	$0	$138,070

Total Investments	$138,070	$240,077	$0	$378,147

Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(6,250)	$0	$(6,250)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	19	418	0	437
Over the counter	0	40,375	0	40,375

	$19	$40,793	$0	$40,812

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(59)	(222)	0	(281)
Over the counter	0	(3,389)	0	(3,389)

	$(59)	$(3,611)	$0	$(3,670)

Total Financial Derivative Instruments	$(40)	$37,182	$0	$37,142

Totals	$138,030	$271,009	$0	$409,039

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	67

Schedule of Investments	PIMCO RAE PLUS International Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 75.8%

CORPORATE BONDS & NOTES 19.8%

BANKING & FINANCE 12.3%

American Tower Corp.
3.800% due 08/15/2029		$1,305	$1,448

Aviation Capital Group LLC
5.500% due 12/15/2024		1,100	1,233

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		15	15

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(h)(i)	EUR	800	994

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$228	244

Barclays PLC
1.505% (US0003M + 1.380%) due 05/16/2024 ~		2,238	2,277
4.337% due 01/10/2028		400	448
4.972% due 05/16/2029 •		400	465
5.088% due 06/20/2030 •		400	462
5.200% due 05/12/2026		400	458
7.125% due 06/15/2025 •(h)(i)	GBP	1,025	1,550
7.250% due 03/15/2023 •(h)(i)		300	431
7.875% due 03/15/2022 •(h)(i)		$400	410
8.000% due 06/15/2024 •(h)(i)		300	339

BNP Paribas S.A.
6.750% due 03/14/2022 •(h)(i)		500	508

BOC Aviation Ltd.
4.000% due 01/25/2024		200	212

Credit Suisse Group AG
3.091% due 05/14/2032 •		250	256
6.375% due 08/21/2026 •(h)(i)		720	792
7.125% due 07/29/2022 •(h)(i)		300	312
7.500% due 12/11/2023 •(h)(i)		400	438

Crown Castle International Corp.
4.300% due 02/15/2029		972	1,104

Deutsche Bank AG
1.354% (US0003M + 1.230%) due 02/27/2023 ~		2,005	2,028
1.375% due 09/03/2026 •	EUR	1,100	1,323
1.625% due 01/20/2027		1,900	2,319
1.750% due 01/17/2028		200	246
3.961% due 11/26/2025 •		$2,902	3,140
4.250% due 10/14/2021		4,414	4,419

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		149	149

Equinix, Inc.
1.550% due 03/15/2028		778	761

Equitable Holdings, Inc.
4.350% due 04/20/2028		513	585

Erste Group Bank AG
8.875% due 10/15/2021 •(h)(i)	EUR	400	464

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		746	956

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		$1,351	1,373
3.278% (US0003M + 3.140%) due 01/07/2022 ~		200	201
3.550% due 10/07/2022		758	774

General Motors Financial Co., Inc.
1.222% (US0003M + 1.100%) due 11/06/2021 ~		233	233

GSPA Monetization Trust
6.422% due 10/09/2029		45	48

Healthcare Realty Trust, Inc.
2.400% due 03/15/2030		513	516

HSBC Holdings PLC
2.848% due 06/04/2031 •		300	308
3.000% due 05/29/2030 •	GBP	1,072	1,527
4.292% due 09/12/2026 •		$828	914
4.300% due 03/08/2026		500	557
4.950% due 03/31/2030		700	833

ING Groep NV
5.750% due 11/16/2026 •(h)(i)		300	329

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(h)(i)	EUR	800	$1,132

Lloyds Banking Group PLC
4.550% due 08/16/2028		$933	1,076
4.947% due 06/27/2025 •(h)(i)	EUR	200	254
7.500% due 09/27/2025 •(h)(i)		$1,445	1,677
7.625% due 06/27/2023 •(h)(i)	GBP	840	1,221

Nationwide Building Society
4.363% due 08/01/2024 •		$856	911

Natwest Group PLC
1.595% (US0003M + 1.470%) due 05/15/2023 ~		778	784
2.000% due 03/04/2025 •	EUR	100	121
2.875% due 09/19/2026 •	GBP	342	485
3.875% due 09/12/2023		$200	212
4.269% due 03/22/2025 •		1,322	1,427
4.800% due 04/05/2026		300	341
4.892% due 05/18/2029 •		979	1,141
5.076% due 01/27/2030 •		778	919
8.000% due 08/10/2025 •(h)(i)		902	1,067

Nissan Motor Acceptance Co. LLC
2.600% due 09/28/2022		93	95
2.650% due 07/13/2022		141	143

OneMain Finance Corp.
5.625% due 03/15/2023		141	149

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		933	1,010

SL Green Realty Corp.
4.500% due 12/01/2022		605	626

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		200	204

Standard Chartered PLC
1.456% due 01/14/2027 •		2,500	2,463

UBS AG
5.125% due 05/15/2024 (i)		747	818
7.625% due 08/17/2022 (i)		2,915	3,089

UBS Group AG
4.125% due 09/24/2025		500	553

UniCredit SpA
6.572% due 01/14/2022		1,500	1,524

Wells Fargo & Co.
2.393% due 06/02/2028 •		12,758	13,169

Weyerhaeuser Co.
4.000% due 04/15/2030		778	879

WPC Eurobond BV
2.250% due 04/09/2026	EUR	1,305	1,637

			77,526

INDUSTRIALS 5.1%

Aker BP ASA
2.875% due 01/15/2026		$450	476

BAT International Finance PLC
3.950% due 06/15/2025		141	153

Boeing Co.
2.750% due 02/01/2026		800	834

Broadcom, Inc.
2.450% due 02/15/2031		1,000	969
3.500% due 02/15/2041		500	495
3.750% due 02/15/2051		200	200

Canadian Pacific Railway Co.
4.500% due 01/15/2022		93	94

Charter Communications Operating LLC
1.776% (US0003M + 1.650%) due 02/01/2024 ~		1,631	1,678
4.908% due 07/23/2025		988	1,112

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		800	869

CVS Health Corp.
4.250% due 04/01/2050		622	734

DAE Funding LLC
1.625% due 02/15/2024		1,000	995
2.625% due 03/20/2025		600	612
3.375% due 03/20/2028		600	620

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Expedia Group, Inc.
6.250% due 05/01/2025		$462	$533

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		795	830

Imperial Brands Finance PLC
3.125% due 07/26/2024		200	211
3.500% due 07/26/2026		3,243	3,472

INEOS Finance PLC
2.125% due 11/15/2025	EUR	1,351	1,560

Kraft Heinz Foods Co.
5.200% due 07/15/2045		$78	98

Micron Technology, Inc.
5.327% due 02/06/2029		233	277

MPLX LP
2.650% due 08/15/2030		1,000	1,004

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		1,245	1,295
3.522% due 09/17/2025		1,634	1,738
4.345% due 09/17/2027		2,089	2,296
4.810% due 09/17/2030		700	788

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		1,000	1,035

Sasol Financing USA LLC
5.875% due 03/27/2024		200	211

Saudi Arabian Oil Co.
3.250% due 11/24/2050		1,000	956

T-Mobile USA, Inc.
2.250% due 02/15/2026		800	810
2.875% due 02/15/2031		1,200	1,212
3.375% due 04/15/2029		500	522
3.500% due 04/15/2031		600	634

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050		1,322	1,342
3.375% due 07/09/2060		922	964

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024		389	418

ZF North America Capital, Inc.
4.500% due 04/29/2022		250	254

			32,301

UTILITIES 2.4%

AT&T, Inc.
2.250% due 02/01/2032		311	303

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030		934	1,053

Consolidated Edison Co. of New York, Inc.
3.350% due 04/01/2030		934	1,023

DTE Electric Co.
2.625% due 03/01/2031		1,089	1,136

Pacific Gas & Electric Co.
1.500% (US0003M + 1.375%) due 11/15/2021 ~		4,900	4,902
3.000% due 06/15/2028		500	509
4.550% due 07/01/2030		900	974

Petrobras Global Finance BV
5.093% due 01/15/2030		671	710

Rio Oil Finance Trust
8.200% due 04/06/2028		680	786

San Diego Gas & Electric Co.
3.320% due 04/15/2050		700	742

Southern California Edison Co.
3.700% due 08/01/2025		1,789	1,946

Sprint Communications, Inc.
6.000% due 11/15/2022		466	491

Sprint Corp.
7.875% due 09/15/2023		279	312

			14,887

Total Corporate Bonds & Notes (Cost $117,534)			124,714

68	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.4%

ILLINOIS 0.2%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	$5	$6

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	390	477

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	135	167
6.725% due 04/01/2035	270	333

		983

NEW JERSEY 0.1%

Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022 (e)	905	898

OHIO 0.1%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	233	333

Total Municipal Bonds & Notes (Cost $2,026)		2,214

U.S. GOVERNMENT AGENCIES 3.3%

Fannie Mae
0.000% due 08/25/2039 (b)(e)	423	387
0.416% due 04/25/2037 •	4	4
0.436% due 07/25/2037 •	9	10
0.606% due 10/25/2040 •	27	27
1.737% due 03/01/2034 •	35	37
2.310% due 08/01/2022	89	90
2.323% due 12/01/2034 •	44	44
2.358% due 01/25/2031 ~(a)	466	64
4.500% due 09/25/2040	962	1,158
5.964% due 03/25/2037 •(a)	228	41
6.014% due 04/25/2037 •(a)	627	117
6.064% due 11/25/2039 •(a)	119	20
6.294% due 03/25/2037 •(a)	287	51
6.314% due 05/25/2037 •(a)	638	105
6.704% due 04/25/2037 •(a)	1,323	261
7.114% due 02/25/2037 •(a)	121	26
7.564% due 07/25/2033 •(a)	69	14
9.981% due 11/25/2040 •	3	4

Freddie Mac
0.384% due 05/15/2037 •	9	9
3.500% due 07/15/2042	2,216	2,311
4.000% due 11/01/2047 - 03/01/2049	1,622	1,745
5.000% due 04/15/2041	1,263	1,474
5.500% due 03/15/2034	162	184
6.486% due 09/15/2036 •(a)	235	41
6.500% due 05/01/2035	64	72
10.693% due 02/15/2040 •	132	160
12.949% due 02/15/2041 •	3	4
14.292% due 09/15/2041 •	468	677

Ginnie Mae
0.436% due 08/20/2047 •	195	194
0.781% due 04/20/2068 •	1,075	1,083
2.125% due 11/20/2044 •	315	327

Ginnie Mae, TBA
5.000% due 10/01/2051	1,300	1,400

Small Business Administration
5.490% due 03/01/2028	17	19
6.020% due 08/01/2028	136	151

Uniform Mortgage-Backed Security
3.500% due 02/01/2043 - 09/01/2048	7,511	7,978
5.500% due 03/01/2028	5	6
6.000% due 08/01/2036 - 04/01/2041	486	563
6.500% due 09/01/2036	67	76

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
3.500% due 12/01/2051		$100	$106

Total U.S. Government Agencies (Cost $20,915)			21,040

U.S. TREASURY OBLIGATIONS 1.7%

U.S. Treasury Inflation Protected Securities (g)
0.625% due 02/15/2043		185	220
0.750% due 02/15/2045		695	857
1.000% due 02/15/2046		3,956	5,159
1.000% due 02/15/2048		1,036	1,378
1.375% due 02/15/2044		2,317	3,185

Total U.S. Treasury Obligations (Cost $10,630)			10,799

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.1%

Adjustable Rate Mortgage Trust
2.842% due 01/25/2036 ^~		991	874

American Home Mortgage Assets Trust
1.012% due 11/25/2046 •		7,535	3,141
6.750% due 11/25/2046 þ		275	269

American Home Mortgage Investment Trust
2.155% due 02/25/2045 •		32	32

Avon Finance PLC
0.950% due 09/20/2048 •	GBP	8,757	11,845

Banc of America Funding Trust
2.872% due 06/20/2037 ^~		$37	36
2.916% due 09/20/2046 ^~		1,000	960
6.000% due 08/25/2036 ^		29	30

Banc of America Mortgage Trust
2.465% due 02/25/2034 ~		17	17
2.630% due 01/25/2035 ~		16	17
2.789% due 06/25/2034 ~		23	24
3.436% due 05/25/2033 ~		22	23

Bear Stearns Adjustable Rate Mortgage Trust
2.370% due 02/25/2036 •		9	10
2.579% due 08/25/2033 ~		38	39
3.105% due 02/25/2036 ^~		242	242

Bear Stearns ALT-A Trust
0.406% due 01/25/2047 ^•		151	143
2.622% due 05/25/2035 ~		45	45

Chase Mortgage Finance Trust
2.739% due 09/25/2036 ^~		278	253
3.037% due 01/25/2036 ^~		24	23

ChaseFlex Trust
0.386% due 07/25/2037 •		1,927	1,807

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.316% due 05/25/2036 •		394	378

Citigroup Mortgage Loan Trust
2.470% due 10/25/2035 •		42	42
2.480% due 10/25/2035 ^•		54	57
3.124% due 09/25/2037 ^~		30	30
3.228% due 09/25/2059 þ		1,160	1,162
3.258% due 04/25/2066 ~		804	810

Citigroup Mortgage Loan Trust, Inc.
2.210% due 09/25/2035 •		49	52

CitiMortgage Alternative Loan Trust
0.686% due 04/25/2037 •		361	305
6.000% due 12/25/2036 ^		192	194
6.000% due 06/25/2037 ^		242	243

Countrywide Alternative Loan Trust
0.297% due 09/20/2046 •		64	53
0.326% due 12/25/2046 •		1,653	1,612
0.346% due 12/25/2035 •		22	21
0.426% due 11/25/2036 «•		4	0
0.684% due 11/20/2035 •		190	184
0.686% due 08/25/2035 •		1,034	1,004
1.492% due 08/25/2035 •		78	76
1.572% due 01/25/2036 •		294	298
5.500% due 06/25/2025		472	453
5.500% due 11/25/2035 ^		151	117
5.750% due 03/25/2037		331	254
6.000% due 12/25/2035 ^		575	542

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 05/25/2036 ^		$79	$52
6.000% due 08/25/2036 ^•		168	134
6.250% due 08/25/2036		1,184	953
7.000% due 10/25/2037		170	87

Countrywide Home Loan Mortgage Pass-Through Trust
0.686% due 05/25/2035 •		172	146
0.746% due 02/25/2035 •		14	13
2.492% due 10/20/2034 ~		46	47
5.750% due 05/25/2037 ^		15	12
6.000% due 01/25/2037 ^		384	274
6.000% due 02/25/2037 ^		398	281

Countrywide Home Loan Reperforming REMIC Trust
0.426% due 06/25/2035 •		128	124

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 08/25/2036 ^		34	32

Credit Suisse Mortgage Capital Trust
2.961% due 10/27/2059 ~		2,433	2,452
3.811% due 06/25/2050 ~		1,075	981

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.466% due 02/25/2037 ^•		1,264	1,237
0.586% due 02/25/2035 •		291	288

Downey Savings & Loan Association Mortgage Loan Trust
0.277% due 10/19/2036 •		293	264

First Horizon Alternative Mortgage Securities Trust
2.345% due 12/25/2035 ~		121	112
2.539% due 06/25/2036 ^~		925	852

GSR Mortgage Loan Trust
1.790% due 04/25/2032 •		25	22
2.461% due 12/25/2034 ~		17	18
2.622% due 11/25/2035 ~		76	78
2.798% due 09/25/2035 ~		70	70
2.805% due 11/25/2035 ~		19	20
3.072% due 07/25/2035 ~		15	15
5.500% due 01/25/2037		59	71

HarborView Mortgage Loan Trust
0.292% due 12/19/2036 •		492	467
2.092% due 10/19/2035 •		1,182	840

Impac CMB Trust
0.726% due 03/25/2035 •		281	278

Impac Secured Assets Trust
2.808% due 07/25/2035 ~		85	81

IndyMac Mortgage Loan Trust
0.276% due 09/25/2046 •		241	229
0.486% due 11/25/2046 •		1,251	1,263
0.566% due 07/25/2035 •		425	418
2.726% due 05/25/2035 ~		816	629

JP Morgan Chase Commercial Mortgage Securities Trust
1.534% due 12/15/2031 •		728	724

JP Morgan Mortgage Trust
2.299% due 07/25/2035 ~		106	111
2.605% due 07/25/2035 ~		243	247
2.665% due 06/25/2035 ~		8	9
2.694% due 07/25/2035 ~		9	9
2.886% due 07/27/2037 ~		174	172
5.750% due 01/25/2036 ^		23	15

Lehman Mortgage Trust
0.736% due 11/25/2036 •		295	168

Lehman XS Trust
0.536% due 08/25/2046 •		703	718

London Wall Mortgage Capital PLC
0.921% due 11/15/2049 •	GBP	64	86

Luminent Mortgage Trust
3.056% due 04/25/2036 ~		$4,943	4,394

MASTR Adjustable Rate Mortgages Trust
2.731% due 11/21/2034 ~		29	29

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^		224	191

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.944% due 08/15/2032 •		96	94

Merrill Lynch Alternative Note Asset Trust
0.306% due 03/25/2037 •		488	179
0.486% due 03/25/2037 •		3,681	1,337
6.000% due 03/25/2037		85	50

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	69

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
1.655% (US0006M + 1.500%) due 02/25/2033 ~		$46	$47
1.950% due 04/25/2035 ~		21	21
2.013% due 02/25/2036 ~		3	3
2.978% due 05/25/2036 ~		176	169

Morgan Stanley Mortgage Loan Trust
2.038% due 06/25/2036 ~		8	9
6.000% due 08/25/2036		134	85

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~		138	104

MortgageIT Trust
0.606% due 12/25/2035 •		510	515

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		3,330	3,445
2.750% due 11/25/2059 ~		3,974	4,094

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		48	32

NovaStar Mortgage Funding Trust
0.415% due 09/25/2046 •		1,069	450

Prime Mortgage Trust
6.000% due 06/25/2036 ^		70	69

RBSSP Resecuritization Trust
0.334% due 02/26/2037 •		176	177
0.589% due 04/26/2037 •		11	11

Residential Accredit Loans, Inc. Trust
0.336% due 08/25/2037 •		47	44
1.014% due 10/25/2037 ~		614	603
6.000% due 01/25/2037 ^		67	66
6.000% due 03/25/2037		178	171

Residential Funding Mortgage Securities, Inc. Trust
3.287% due 04/25/2037 ~		344	317

Sequoia Mortgage Trust
0.724% due 05/20/2034 •		46	46
2.849% due 09/20/2046 ^~		185	146

Structured Adjustable Rate Mortgage Loan Trust
2.668% due 08/25/2035 ~		63	49
3.057% due 03/25/2036 ^~		72	63
3.063% due 01/25/2035 ~		122	124

Structured Asset Mortgage Investments Trust
0.506% due 04/25/2036 •		86	82

SunTrust Adjustable Rate Mortgage Loan Trust
2.394% due 01/25/2037 ^~		199	175

Taurus UK DAC
0.899% due 05/17/2031 •	GBP	700	946

Thornburg Mortgage Securities Trust
1.310% due 03/25/2044 ~		$117	118
1.479% due 06/25/2047 •		20	19
1.479% due 06/25/2047 ^•		431	436
1.845% due 12/25/2044 ~		161	162
1.984% due 09/25/2037 ~		1	1

WaMu Mortgage Pass-Through Certificates Trust
0.626% due 12/25/2045 •		559	547
0.842% due 06/25/2047 •		2,352	2,288
0.866% due 01/25/2045 •		1,210	1,198
0.909% due 12/25/2046 •		57	56
1.092% due 02/25/2046 •		110	112
1.763% due 08/25/2046 •		167	166
2.535% due 08/25/2035 ~		74	78
2.557% due 06/25/2033 ~		100	104
2.734% due 06/25/2037 ^~		84	83
2.749% due 01/25/2035 ~		89	91
2.808% due 10/25/2035 ~		39	40
2.875% due 12/25/2035 ~		373	381
2.886% due 06/25/2037 ^~		230	228

Washington Mutual Mortgage Pass-Through Certificates Trust
0.166% due 09/25/2036 •		775	263
0.586% due 02/25/2036 •		912	799
0.842% due 02/25/2047 ^•		1,415	1,311
1.032% due 04/25/2046 •		115	109

Wells Fargo Mortgage-Backed Securities Trust
2.839% due 09/25/2036 ^~		10	10

Total Non-Agency Mortgage-Backed Securities (Cost $66,882)			69,753

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 17.7%

Aames Mortgage Investment Trust
1.076% due 07/25/2035 •		$1,711	$1,713

Accredited Mortgage Loan Trust
0.346% due 09/25/2036 •		564	559

Argent Securities Trust
0.466% due 03/25/2036 •		1,989	1,927

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.166% due 01/25/2034 •		481	481

Asset-Backed Securities Corp. Home Equity Loan Trust
0.896% due 06/25/2034 •		1,473	1,452

Bear Stearns Asset-Backed Securities Trust
1.136% due 08/25/2037 •		1,039	1,005
2.693% due 07/25/2036 ~		63	63

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	2,000	2,311

BNPP AM Euro CLO
0.650% due 10/15/2031 •		540	626

Cairn CLO DAC
0.600% due 04/30/2031 •		1,900	2,195
0.670% due 01/31/2030 •		1,577	1,828
0.780% due 10/15/2031 •		900	1,044

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		1,600	1,855
0.890% due 08/15/2032 •		1,800	2,088

Carrington Mortgage Loan Trust
1.254% due 10/20/2029 •		$3,423	3,427

Catamaran CLO Ltd.
1.224% due 01/18/2029 •		4,693	4,699

Centex Home Equity Loan Trust
0.731% due 03/25/2034 •		760	752

Chase Funding Trust
0.726% due 08/25/2032 •		39	38

CIFC Funding Ltd.
0.985% due 10/25/2027 •		773	773

Citigroup Mortgage Loan Trust
0.276% due 05/25/2037 •		1,321	1,079
0.386% due 10/25/2036 •		387	284
7.250% due 05/25/2036 þ		174	121

Citigroup Mortgage Loan Trust, Inc.
0.536% due 10/25/2036 •		759	757
0.986% due 09/25/2035 ^•		1,584	1,580

Countrywide Asset-Backed Certificates
0.226% due 07/25/2037 •		770	731
0.306% due 09/25/2037 ^•		638	657
0.486% due 02/25/2037 •		422	407
0.746% due 04/25/2036 •		1,213	1,214

Countrywide Asset-Backed Certificates Trust
0.226% due 03/25/2037 •		392	381
0.236% due 03/25/2047 ^•		1,143	1,131
0.246% due 03/25/2037 •		29	29

Countrywide Asset-Backed Certificates Trust, Inc.
0.826% due 08/25/2047 •		624	617

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		3,109	1,031

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	1,500	1,739
0.650% due 07/21/2030 •		1,351	1,566

ECMC Group Student Loan Trust
1.086% due 07/25/2069 •		$830	845

Ellington Loan Acquisition Trust
1.186% due 05/25/2037 •		928	931

EMC Mortgage Loan Trust
1.386% due 02/25/2041 •		14	14

Encore Credit Receivables Trust
0.821% due 09/25/2035 •		111	111

First Franklin Mortgage Loan Trust
0.246% due 11/25/2036 •		464	460
0.396% due 09/25/2036 •		226	219
0.806% due 11/25/2035 •		967	952

Fremont Home Loan Trust
0.226% due 11/25/2036 •		555	391

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.236% due 10/25/2036 •		$1,723	$1,004
0.821% due 01/25/2035 •		505	504
0.821% due 07/25/2035 •		41	41

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		478	479

GSAA Home Equity Trust
0.186% due 05/25/2037 •		696	310
0.226% due 03/25/2036 •		336	154
0.726% due 04/25/2047 •		689	402
2.920% due 03/25/2036 ~		704	295
6.795% due 06/25/2036 þ		568	232

GSAMP Trust
0.176% due 01/25/2037 •		2,605	1,913
0.186% due 12/25/2046 •		247	168
0.216% due 12/25/2046 •		1,351	950
0.316% due 01/25/2037 •		605	557

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	1,300	1,495

Home Equity Mortgage Loan Asset-Backed Trust
0.306% due 04/25/2037 •		$548	481

Invesco Euro CLO DAC
0.650% due 07/15/2031 •	EUR	600	692

JP Morgan Mortgage Acquisition Trust
0.296% due 10/25/2036 •		$573	570
0.386% due 03/25/2037 •		2,004	1,950

Jubilee CLO BV
0.600% due 04/15/2030 •	EUR	1,900	2,196
0.650% due 04/15/2031 •		900	1,044

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		$463	467

Long Beach Mortgage Loan Trust
0.526% due 02/25/2036 •		1,278	1,273

Mackay Shields EURO CLO DAC
1.550% due 08/15/2033 •	EUR	700	812

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •		700	812

MASTR Asset-Backed Securities Trust
2.786% due 07/25/2034 •		$778	783

Merrill Lynch Mortgage Investors Trust
0.306% due 08/25/2037 •		5,544	3,624

Morgan Stanley ABS Capital, Inc. Trust
0.176% due 01/25/2037 •		551	339
0.196% due 03/25/2037 •		2,228	1,281
0.301% due 03/25/2037 •		8,858	4,902
1.001% due 03/25/2035 •		450	451
1.016% due 07/25/2035 •		1,782	1,788

Morgan Stanley Dean Witter Capital, Inc. Trust
1.066% due 02/25/2033 •		284	284

Mountain View CLO LLC
1.216% due 10/16/2029 •		1,000	1,000

Nassau Ltd.
1.276% due 10/15/2029 •		800	800

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.032% due 10/25/2036 ^þ		391	142

North Carolina State Education Assistance Authority
0.886% due 07/25/2039 •		834	837

NovaStar Mortgage Funding Trust
0.286% due 09/25/2037 •		1,020	1,006

Option One Mortgage Loan Trust
0.226% due 03/25/2037 •		429	330
0.866% due 02/25/2035 •		927	926

Palmer Square Loan Funding Ltd.
1.025% due 10/24/2027 •		929	929

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.811% due 02/25/2035 •		4,050	4,087

Renaissance Home Equity Loan Trust
1.186% due 09/25/2037 •		375	205

Residential Asset Mortgage Products Trust
0.686% due 03/25/2036 •		868	863

Residential Asset Securities Corp. Trust
0.666% due 06/25/2033 •		142	134

70	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
0.566% due 07/25/2036 •		$852	$501
1.046% due 01/25/2036 ^•		709	651

SLM Student Loan Trust
1.625% due 04/25/2023 •		265	267

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		2,237	2,297

Soundview Home Loan Trust
0.256% due 07/25/2037 •		622	590
0.551% due 02/25/2036 •		1,397	1,371
1.386% due 10/25/2037 •		816	760

South Carolina Student Loan Corp.
1.120% due 09/03/2024 •		147	148

Specialty Underwriting & Residential Finance Trust
0.386% due 06/25/2037 •		146	108
0.686% due 12/25/2036 •		939	929

St Paul’s CLO DAC
0.850% due 04/25/2030 •	EUR	500	580

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		$54	54

Structured Asset Investment Loan Trust
3.236% due 08/25/2033 •		420	448

Structured Asset Securities Corp. Mortgage Loan Trust
0.506% due 02/25/2037 •		1,875	1,850

Symphony CLO Ltd.
1.083% due 07/14/2026 •		1,300	1,302

Telos CLO Ltd.
1.084% due 04/17/2028 •		337	337

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		3,753	3,896
3.000% due 11/25/2058 ~		670	680

Venture CLO Ltd.
1.151% due 08/28/2029 •		1,400	1,400
1.154% due 04/20/2029 •		2,028	2,029

Wells Fargo Home Equity Asset-Backed Securities Trust
0.836% due 12/25/2035 •		1,478	1,468

Wind River CLO Ltd.
0.996% due 10/15/2027 •		239	239

Total Asset-Backed Securities (Cost $106,348)			111,500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.7%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$547	$184
1.125% due 07/09/2035 þ		358	113

Autonomous City of Buenos Aires
39.149% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	1,789	10

Brazil Government International Bond
4.750% due 01/14/2050		$1,701	1,510

Israel Government International Bond
4.125% due 01/17/2048		700	844

Saudi Government International Bond
4.000% due 04/17/2025		1,042	1,142
4.500% due 10/26/2046		200	231
5.000% due 04/17/2049		500	624

Total Sovereign Issues (Cost $4,568)			4,658

		SHARES
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%

Banco Santander S.A.
5.250% due 09/29/2023 •(h)(i)		200,000	243

JPMorgan Chase & Co.
3.599% (US0003M + 3.470%) due 01/30/2022 ~(h)		657,000	661

SL Green Realty Corp.
6.500% due 11/01/2021 (h)		94,350	2,448

Stichting AK Rabobank Certificaten
19.437% due 12/29/2049 þ(h)		369,375	617

Total Preferred Securities (Cost $3,598)			3,969

SHORT-TERM INSTRUMENTS 20.5%

REPURCHASE AGREEMENTS (j) 0.1%
			492

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 18.9%
0.054% due 02/17/2022 - 03/03/2022 (d)(e)(l)(n)	$118,855	$118,835

U.S. TREASURY CASH MANAGEMENT BILLS 1.5%
0.043% due 01/04/2022 (e)(f)(n)	9,200	9,199

Total Short-Term Instruments (Cost $128,519)		128,526

Total Investments in Securities (Cost $461,020)		477,173

	SHARES
INVESTMENTS IN AFFILIATES 25.3%

SHORT-TERM INSTRUMENTS 25.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.3%

PIMCO Short-Term Floating NAV Portfolio III	16,185,165	159,618

Total Short-Term Instruments (Cost $159,093)		159,618

Total Investments in Affiliates (Cost $159,093)		159,618

Total Investments 101.1% (Cost $620,113)		$636,791

Financial Derivative Instruments (k)(m) (1.9)% (Cost or Premiums, net $405)		(11,937)

Other Assets and Liabilities, net 0.8%		5,316

Net Assets 100.0%		$630,170

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	71

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$492	U.S. Treasury Notes 0.125% due 12/31/2022	$(502)	$492	$492

Total Repurchase Agreements						$(502)	$492	$492

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(1)
U.S. Government Agencies (0.2)%
Uniform Mortgage-Backed Security, TBA	5.000%	10/01/2051		$1,300	$(1,425)	$(1,429)

Sovereign Issues (0.8)%
Canada Government International Bond	2.750%	12/01/2048	CAD	5,200	(5,009)	(4,831)

Total Short Sales (1.0)%					$(6,434)	$(6,260)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$492	$0	$0	$0	$492	$(502)	$(10)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(4,831)	(4,831)	0	(4,831)

Total Borrowings and Other Financing Transactions	$492	$0	$0	$(4,831)

(1)	Payable for short sales includes $44 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(16,514) at a weighted average interest rate of (0.136%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2022	287	$	71,395	$(26)	$7	$0
Euro-Bund 10-Year Bond December Futures	12/2021	13		2,557	(41)	4	(5)
U.S. Treasury 10-Year Note December Futures	12/2021	239		31,455	(441)	34	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	37		7,069	(326)	0	(6)

					$(834)	$45	$(11)

72	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2024	287	$	(70,598)	$148	$0	$(5)
U.S. Treasury 2-Year Note December Futures	12/2021	323		(71,078)	82	0	(13)
U.S. Treasury 5-Year Note December Futures	12/2021	338		(41,487)	198	0	(29)
U.S. Treasury 30-Year Bond December Futures	12/2021	229		(36,461)	977	0	(29)
United Kingdom Long Gilt December Futures	12/2021	4		(675)	17	3	0

					$1,422	$3	$(76)

Total Futures Contracts					$588	$48	$(87)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2026	0.550%	$	700	$12	$4	$16	$0	$(1)
Boeing Co.	1.000	Quarterly	12/20/2026	1.067		300	(2)	1	(1)	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.767		700	8	0	8	0	0

							$18	$5	$23	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	(1.000)%	Quarterly	12/20/2025	$	1,900	$(46)	$(1)	$(47)	$0	$0
CDX.IG-36 5-Year Index	(1.000)	Quarterly	06/20/2026		51,000	(1,256)	12	(1,244)	16	0
CDX.IG-37 5-Year Index	(1.000)	Quarterly	12/20/2026		29,400	(730)	23	(707)	14	0

						$(2,032)	$34	$(1,998)	$30	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP	15,100	$(40)	$(413)	$(453)	$0	$(69)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		10,600	(186)	1,137	951	158	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	451,700	(430)	(285)	(715)	0	(1)
Pay	1-Year BRL-CDI	6.572	Maturity	01/02/2023		77,400	0	(303)	(303)	0	(11)
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	17,000	0	(106)	(106)	3	0
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		34,000	0	(211)	(211)	5	0
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		31,200	458	(28)	430	2	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		4,700	182	126	308	0	(24)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		700	4	(23)	(19)	0	(3)
Pay	3-Month CNY-CNREPOFIX	2.688	Quarterly	03/17/2026	CNY	16,500	0	25	25	1	0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		22,800	0	35	35	2	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		22,800	(39)	39	0	2	(2)
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		22,800	(40)	40	0	2	(2)
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		22,800	0	47	47	2	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025	$	800	(2)	(37)	(39)	0	(1)
Pay	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		3,100	333	62	395	6	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		13,700	2,802	(869)	1,933	0	(25)
Pay	6-Month AUD-LIBOR	2.000	Semi-Annual	06/16/2031	AUD	4,300	41	84	125	0	(6)
Pay(6)	6-Month EUR-EURIBOR	(0.471)	Annual	11/03/2023	EUR	158,400	0	(209)	(209)	11	0
Receive(6)	6-Month EUR-EURIBOR	(0.025)	Annual	11/03/2031		9,300	0	222	222	0	0
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		16,900	324	(278)	46	0	(2)
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	03/16/2052		5,500	(229)	232	3	19	0
Pay	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051	JPY	792,000	(483)	121	(362)	42	0
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	3,300	(42)	(98)	(140)	31	0
Pay	UKRPI	3.593	Maturity	11/15/2028		800	0	(19)	(19)	8	0
Pay	UKRPI	3.595	Maturity	11/15/2028		2,300	38	(93)	(55)	22	0
Pay	UKRPI	3.603	Maturity	11/15/2028		600	0	(13)	(13)	6	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	73

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	UKRPI	3.400%	Maturity	01/15/2030	GBP	10,300	$169	$(1,077)	$(908)	$108	$0
Receive	UKRPI	3.397	Maturity	11/15/2030		800	0	102	102	0	(9)
Receive	UKRPI	3.445	Maturity	11/15/2030		1,400	0	167	167	0	(15)
Receive	UKRPI	3.510	Maturity	11/15/2030		700	0	76	76	0	(7)
Pay	UKRPI	3.217	Maturity	11/15/2040		1,400	0	(379)	(379)	25	0
Pay	UKRPI	3.272	Maturity	11/15/2040		1,000	0	(249)	(249)	18	0
Pay	UKRPI	3.273	Maturity	11/15/2040		1,400	0	(348)	(348)	25	0
Pay	UKRPI	3.340	Maturity	11/15/2040		1,200	0	(265)	(265)	21	0
Receive	UKRPI	3.000	Maturity	11/15/2050		600	0	281	281	0	(16)
Receive	UKRPI	3.051	Maturity	11/15/2050		1,000	0	432	432	0	(27)
Receive	UKRPI	3.143	Maturity	11/15/2050		500	0	182	182	0	(13)

							$2,860	$(1,893)	$967	$519	$(233)

Total Swap Agreements							$846	$(1,854)	$(1,008)	$549	$(234)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$48	$549	$597	$0	$ (87)	$ (234)	$ (321)

(l)

Securities with an aggregate market value of $3,845 and cash of $4,414 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021	CNH	31,333		$4,839	$0	$(15)
	10/2021		$21,498	GBP	15,899	0	(75)
	11/2021	GBP	15,899		$21,499	76	0
	11/2021	TWD	164,096		5,934	22	0
	11/2021		$419	RUB	31,301	8	0
	12/2021		176		13,104	2	0
	12/2021	ZAR	14,395		$1,009	62	0
	04/2022		$22,266	ILS	71,200	0	(127)

74	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2021	BRL	10,845		$1,994	$2	$0
	10/2021	CNH	18,671		2,880	0	(12)
	10/2021	EUR	4,368		5,129	70	0
	10/2021	MXN	32,881		1,624	31	0
	10/2021		$2,053	BRL	10,845	0	(61)
	10/2021		2,063	CNH	13,337	3	0
	10/2021		3,925	EUR	3,316	0	(84)
	10/2021		1,002	GBP	728	0	(22)
	11/2021	BRL	10,845		$2,043	60	0
	11/2021	CAD	16,634		13,292	160	0
	11/2021	IDR	40,446,372		2,813	2	0
	11/2021	ILS	1,231		376	0	(6)
	11/2021	MXN	1,498		74	2	0
	11/2021		$269	TWD	7,425	0	(2)
	12/2021	SGD	2,170		$1,613	16	(1)

BRC	10/2021	CHF	1,190		1,287	10	0
	11/2021		$208	RUB	15,550	4	0

CBK	10/2021	GBP	1,292		$1,767	26	0
	10/2021	JPY	45,200		413	7	0
	10/2021	MXN	75,520		3,778	132	0
	10/2021	TRY	195		23	1	0
	10/2021		$1,417	EUR	1,195	0	(33)
	11/2021		1,096	CAD	1,401	10	0
	11/2021		6,262	MXN	127,772	0	(112)
	12/2021	CNH	10,429		$1,606	0	(3)
	12/2021		$116	RUB	8,638	1	0
	12/2021		523	ZAR	7,578	0	(25)
	12/2021	ZAR	940		$63	1	0
	04/2022	ILS	71,200		21,746	0	(394)

FBF	11/2021		$160	RUB	11,952	3	0

GLM	10/2021	CNH	9,462		$1,459	0	(6)
	10/2021	GBP	415		575	16	0
	10/2021	TRY	1,591		189	10	0
	10/2021		$28	MXN	575	0	(1)
	10/2021		402	RUB	30,261	13	0
	11/2021	TWD	87,017		$3,155	20	0
	11/2021		$8,588	CAD	10,872	0	(5)
	11/2021		219	RUB	16,344	4	0
	12/2021	CNH	10,469		$1,610	0	(5)
	12/2021		$1,771	IDR	25,494,518	0	(5)
	12/2021		283	RUB	21,028	3	0
	12/2021		403	ZAR	5,832	0	(20)

HUS	10/2021	BRL	1,780		$327	0	0
	10/2021	EUR	463		541	5	0
	10/2021	MXN	66,691		3,310	80	0
	10/2021	RUB	16,789		231	1	0
	10/2021		$338	BRL	1,780	0	(11)
	10/2021		1,878	CNH	12,132	2	0
	10/2021		5,262	EUR	4,480	0	(72)
	10/2021		1,280	JPY	140,800	0	(15)
	10/2021		126	RUB	9,521	4	0
	11/2021	CNH	9,539		$1,472	0	(2)
	11/2021	SEK	3,475		402	5	0
	11/2021		$1,453	CAD	1,834	0	(5)
	11/2021		31	RUB	2,288	1	0
	11/2021		419	TWD	11,606	0	(1)
	12/2021		521	IDR	7,493,413	0	(2)
	12/2021		528	ZAR	7,640	0	(25)
	01/2022		3,047	MXN	62,345	0	(73)

IND	12/2021	SGD	526		$389	2	0

JPM	10/2021	MXN	4,297		214	6	0
	10/2021		$363	EUR	310	0	(4)
	10/2021		4,527	MXN	95,226	86	0
	11/2021	IDR	44,971,080		$3,140	14	0
	11/2021		$5,438	CAD	6,930	33	0
	11/2021		1,548	IDR	22,237,647	0	(2)
	12/2021	SGD	5,320		$3,928	13	(3)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	75

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MYI	10/2021	AUD	1,205		$877	$6	$0
	10/2021	BRL	21,264		3,926	21	0
	10/2021	JPY	108,600		991	15	0
	10/2021	RUB	16,828		231	0	0
	10/2021		$3,909	BRL	21,264	0	(5)
	11/2021	TWD	45,562		$1,655	14	0
	11/2021		$1,584	BRL	8,639	0	(5)
	11/2021		506	IDR	7,279,388	0	0
	12/2021	ZAR	3,777		$253	5	0

RBC	11/2021	CAD	6,440		5,100	16	0
	11/2021		$859	CAD	1,083	0	(5)

RYL	11/2021		425	SEK	3,715	0	0
	12/2021	SGD	1,117		$821	0	(1)

SCX	10/2021	BRL	8,639	EUR	1,368	0	(1)
	10/2021		8,639		$1,588	2	0
	10/2021	EUR	1,396	BRL	8,639	0	(31)
	10/2021		36,210		$42,754	810	0
	10/2021	GBP	16,891		23,147	388	0
	10/2021		$1,599	BRL	8,639	0	(13)
	10/2021		992	CHF	915	0	(11)
	10/2021		238	CNH	1,543	1	0
	10/2021		631	CNY	4,101	4	0
	10/2021		1,922	GBP	1,409	0	(23)
	10/2021		14,885	JPY	1,634,832	0	(196)
	10/2021		558	RUB	41,841	15	0
	11/2021	EUR	31,740		$36,805	19	0
	11/2021		$12,205	JPY	1,361,532	31	0
	11/2021		1,027	TWD	28,377	0	(5)
	12/2021	CNH	12,362		$1,901	0	(5)
	12/2021		$1,077	IDR	15,468,132	0	(5)
	12/2021		16,585	SGD	21,955	0	(418)
	12/2021		1,394	ZAR	19,964	0	(81)

SSB	10/2021		989	AUD	1,364	0	(3)
	10/2021		770	GBP	562	0	(13)
	12/2021	ZAR	3,704		$251	8	0

TOR	10/2021	JPY	260,300		2,364	26	(1)
	10/2021		$213	ILS	684	0	(1)
	12/2021	CNH	11,218		$1,731	0	0
	12/2021	MXN	51,395		2,549	81	0
	12/2021		$539	IDR	7,751,453	0	(2)

UAG	10/2021	RUB	15,544		$213	0	0
	10/2021		$379	CHF	351	0	(2)
	10/2021		227	ILS	727	0	(1)
	10/2021		382	RUB	28,812	12	0
	11/2021		288		21,597	6	0
	11/2021		360	TWD	9,968	0	(1)
	12/2021	SGD	1,226		$912	9	0
	12/2021		$1,517	ZAR	22,021	0	(68)

Total Forward Foreign Currency Contracts						$2,518	$(2,126)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	86,900	$834	$598

Total Purchased Options							$834	$598

76	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000%	11/17/2021	700	$(4)	$(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	11/17/2021	3,600	(4)	(1)

BPS	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	500	(2)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	2,900	(3)	(1)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	3,500	(4)	(4)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	11/17/2021	5,600	(28)	(12)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	600	(3)	(4)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	2,240	(2)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	8,400	(9)	(5)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.750	01/19/2022	1,400	(2)	(2)

CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	500	(2)	0
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	700	(4)	(4)

DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	900	(4)	(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	900	(4)	(4)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	2,300	(3)	(3)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	1,100	(5)	(4)

FBF	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	3,000	(3)	(2)

GST	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	500	(2)	(2)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	500	(2)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.725	01/19/2022	2,700	(3)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	01/19/2022	3,400	(4)	(3)

JPM	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	300	(2)	(2)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	2,400	(3)	(1)

MYC	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	2,500	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	6,000	(6)	(4)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	2,800	(3)	(2)

						$(113)	$(70)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	173,700	$(834)	$(525)

Total Written Options							$(947)	$(595)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$1,520	$(328)	$286	$0	$(42)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	ERADXULT Index	97,981	0.564% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/08/2022	$218,809	$0	$(4,626)	$0	$(4,626)

MEI	Receive	ERADXULT Index	4,072	0.533% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/09/2022	8,921	0	(4)	0	(4)
	Receive	ERADXULT Index	61,130	0.613% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/18/2022	133,835	0	(269)	0	(269)
	Receive	ERADXULT Index	8,459	0.514% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/14/2022	18,533	0	(4)	0	(4)

SOG	Receive	ERADXULT Index	20,000	0.423% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/09/2022	43,818	0	(15)	0	(15)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	77

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	ERADXULT Index	25,238	0.535% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/23/2022	$53,601	$0	$1,517	$1,517	$0
	Receive	ERADXULT Index	2,435	0.553% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/06/2022	5,335	0	(3)	0	(3)
	Receive	ERADXULT Index	67,142	0.523% (1-Month USD-LIBOR plus a specified spread)	Maturity	07/06/2022	156,009	0	(9,162)	0	(9,162)

								$0	$(12,566)	$1,517	$(14,083)

Total Swap Agreements								$(328)	$(12,280)	$1,517	$(14,125)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$170	$0	$0	$170	$(217)	$(2)	$(42)	$(261)	$(91)	$0	$(91)
BPS	346	0	0	346	(188)	(3)	(4,626)	(4,817)	(4,471)	3,691	(780)
BRC	14	0	0	14	0	(27)	0	(27)	(13)	0	(13)
CBK	178	0	0	178	(567)	(4)	0	(571)	(393)	650	257
DUB	0	0	0	0	0	(12)	0	(12)	(12)	(10)	(22)
FBF	3	0	0	3	0	(2)	0	(2)	1	0	1
GLM	66	0	0	66	(42)	0	0	(42)	24	0	24
GST	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)
HUS	98	0	0	98	(206)	0	0	(206)	(108)	0	(108)
IND	2	0	0	2	0	0	0	0	2	0	2
JPM	152	0	0	152	(9)	(3)	0	(12)	140	(148)	(8)
MEI	0	0	0	0	0	0	(277)	(277)	(277)	362	85
MYC	0	0	0	0	0	(7)	0	(7)	(7)	(237)	(244)
MYI	61	0	0	61	(10)	0	0	(10)	51	0	51
NGF	0	598	0	598	0	(525)	0	(525)	73	0	73
RBC	16	0	0	16	(5)	0	0	(5)	11	0	11
RYL	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SCX	1,270	0	0	1,270	(789)	0	0	(789)	481	(270)	211
SOG	0	0	1,517	1,517	0	0	(9,180)	(9,180)	(7,663)	7,644	(19)
SSB	8	0	0	8	(16)	0	0	(16)	(8)	0	(8)
TOR	107	0	0	107	(4)	0	0	(4)	103	0	103
UAG	27	0	0	27	(72)	0	0	(72)	(45)	0	(45)

Total Over the Counter	$2,518	$598	$1,517	$4,633	$(2,126)	$(595)	$(14,125)	$(16,846)

(n)

Securities with an aggregate market value of $12,347 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

78	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$48	$48
Swap Agreements	0	30	0	0	519	549

	$0	$30	$0	$0	$567	$597

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,518	$0	$2,518
Purchased Options	0	0	0	0	598	598
Swap Agreements	0	0	1,517	0	0	1,517

	$0	$0	$1,517	$2,518	$598	$4,633

	$0	$30	$1,517	$2,518	$1,165	$5,230

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$87	$87
Swap Agreements	0	1	0	0	233	234

	$0	$1	$0	$0	$320	$321

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,126	$0	$2,126
Written Options	0	70	0	0	525	595
Swap Agreements	0	42	14,083	0	0	14,125

	$0	$112	$14,083	$2,126	$525	$16,846

	$0	$113	$14,083	$2,126	$845	$17,167

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(882)	$0	$(5,827)	$(6,709)
Swap Agreements	0	1,110	0	0	(8,814)	(7,704)

	$0	$1,110	$(882)	$0	$(14,641)	$(14,413)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,759	$0	$2,759
Purchased Options	0	0	0	(9)	83	74
Written Options	0	238	0	1,094	524	1,856
Swap Agreements	0	44	267,151	0	(6)	267,189

	$0	$282	$267,151	$3,844	$601	$271,878

	$0	$1,392	$266,269	$3,844	$(14,040)	$257,465

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(33)	$0	$(5,949)	$(5,982)
Swap Agreements	0	(405)	0	0	3,836	3,431

	$0	$(405)	$(33)	$0	$(2,113)	$(2,551)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,155)	$0	$(2,155)
Purchased Options	0	0	0	(78)	(477)	(555)
Written Options	0	(91)	0	(233)	353	29
Swap Agreements	0	(25)	(233,391)	0	0	(233,416)

	$0	$(116)	$(233,391)	$(2,466)	$(124)	$(236,097)

	$0	$(521)	$(233,424)	$(2,466)	$(2,237)	$(238,648)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	79

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)	September 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$77,526	$0	$77,526
Industrials	0	32,301	0	32,301
Utilities	0	14,887	0	14,887
Municipal Bonds & Notes
Illinois	0	983	0	983
New Jersey	0	898	0	898
Ohio	0	333	0	333
U.S. Government Agencies	0	21,040	0	21,040
U.S. Treasury Obligations	0	10,799	0	10,799
Non-Agency Mortgage-Backed Securities	0	69,753	0	69,753
Asset-Backed Securities	0	111,500	0	111,500
Sovereign Issues	0	4,658	0	4,658
Preferred Securities
Banking & Finance	2,448	1,521	0	3,969
Short-Term Instruments
Repurchase Agreements	0	492	0	492
U.S. Treasury Bills	0	118,835	0	118,835
U.S. Treasury Cash Management Bills	0	9,199	0	9,199

	$2,448	$474,725	$0	$477,173

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$159,618	$0	$0	$159,618

Total Investments	$162,066	$474,725	$0	$636,791

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(4,831)	$0	$(4,831)
U.S. Government Agencies	0	(1,429)	0	(1,429)

	$0	$(6,260)	$0	$(6,260)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	7	590	0	597
Over the counter	0	4,633	0	4,633

	$7	$5,223	$0	$5,230

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5)	(316)	0	(321)
Over the counter	0	(16,846)	0	(16,846)

	$(5)	$(17,162)	$0	$(17,167)

Total Financial Derivative Instruments	$2	$(11,939)	$0	$(11,937)

Totals	$162,068	$456,526	$0	$618,594

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

80	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO RAE PLUS Small Fund	September 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 70.8%

CORPORATE BONDS & NOTES 14.6%

BANKING & FINANCE 8.3%

AerCap Ireland Capital DAC
4.125% due 07/03/2023		$914	$962

AIA Group Ltd.
3.375% due 04/07/2030		200	216

American Tower Corp.
3.800% due 08/15/2029		998	1,107

Aviation Capital Group LLC
4.375% due 01/30/2024		54	58
5.500% due 12/15/2024		600	673

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		850	837

Banco BTG Pactual S.A.
4.500% due 01/10/2025		954	981

Bank of America Corp.
3.974% due 02/07/2030 •		645	723

Barclays PLC
2.000% due 02/07/2028 •	EUR	400	474
3.650% due 03/16/2025		$200	215
4.972% due 05/16/2029 •		200	233
7.125% due 06/15/2025 •(f)(g)	GBP	758	1,146
8.000% due 06/15/2024 •(f)(g)		$428	484

Credit Suisse Group AG
3.750% due 03/26/2025		250	270
6.250% due 12/18/2024 •(f)(g)		200	216
6.375% due 08/21/2026 •(f)(g)		428	471
7.125% due 07/29/2022 •(f)(g)		400	416
7.250% due 09/12/2025 •(f)(g)		422	468
7.500% due 07/17/2023 •(f)(g)		460	493

Crown Castle International Corp.
4.300% due 02/15/2029		327	371

Deutsche Bank AG
1.625% due 01/20/2027	EUR	1,100	1,343
1.750% due 01/17/2028		100	123
3.547% due 09/18/2031 •		$350	374
3.961% due 11/26/2025 •		800	866

Discover Bank
4.650% due 09/13/2028		1,006	1,167

Equitable Holdings, Inc.
4.350% due 04/20/2028		695	793

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	728	933

Ford Motor Credit Co. LLC
1.360% (US0003M + 1.235%) due 02/15/2023 ~		$300	299
3.375% due 11/13/2025		200	206
5.125% due 06/16/2025		300	326
5.584% due 03/18/2024		200	215

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		645	729

HSBC Holdings PLC
2.848% due 06/04/2031 •		300	308
4.000% due 03/09/2026 •(f)(g)		200	201
4.292% due 09/12/2026 •		309	341
4.300% due 03/08/2026		200	223
4.950% due 03/31/2030		200	238

Lloyds Banking Group PLC
4.550% due 08/16/2028		200	231
4.947% due 06/27/2025 •(f)(g)	EUR	200	254

Mizuho Financial Group, Inc.
3.477% due 04/12/2026		$822	895

Nationwide Building Society
4.363% due 08/01/2024 •		980	1,043

Natwest Group PLC
1.750% due 03/02/2026 •	EUR	141	172
4.519% due 06/25/2024 •		$920	979
4.892% due 05/18/2029 •		1,430	1,666

Nomura Holdings, Inc.
2.648% due 01/16/2025		788	821
3.103% due 01/16/2030		200	209

Raymond James Financial, Inc.
4.650% due 04/01/2030		82	97

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		$253	$277
4.796% due 11/15/2024 •		1,331	1,441

Standard Chartered PLC
1.456% due 01/14/2027 •		500	492

Sumitomo Mitsui Financial Group, Inc.
3.040% due 07/16/2029		822	871

UBS AG
5.125% due 05/15/2024 (g)		1,741	1,906

UBS Group AG
5.750% due 02/19/2022 •(f)(g)	EUR	200	236

Wells Fargo & Co.
3.000% due 04/22/2026		$299	321

Weyerhaeuser Co.
4.000% due 04/15/2030		82	93

WP Carey, Inc.
4.250% due 10/01/2026		245	275

WPC Eurobond BV
2.250% due 04/09/2026	EUR	944	1,184

			32,962

INDUSTRIALS 5.0%

Aker BP ASA
2.875% due 01/15/2026		$150	159

AP Moller - Maersk A/S
3.750% due 09/22/2024		245	263

Bacardi Ltd.
4.700% due 05/15/2028		200	231

BAT International Finance PLC
3.950% due 06/15/2025		261	284

Boeing Co.
2.750% due 02/01/2026		400	417

Broadcom, Inc.
3.500% due 02/15/2041		300	297
3.750% due 02/15/2051		100	100

Centene Corp.
4.625% due 12/15/2029		245	267

Charter Communications Operating LLC
4.908% due 07/23/2025		1,480	1,665

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		400	434

CVS Health Corp.
3.625% due 04/01/2027		82	90
3.750% due 04/01/2030		82	91
4.125% due 04/01/2040		82	94
4.250% due 04/01/2050		82	97

CVS Pass-Through Trust
6.943% due 01/10/2030		164	198

DAE Funding LLC
1.625% due 02/15/2024		500	498
2.625% due 03/20/2025		300	306
3.375% due 03/20/2028		300	310

Delta Air Lines, Inc.
4.500% due 10/20/2025		818	876

Energy Transfer LP
4.250% due 03/15/2023		190	198

Equinor ASA
3.125% due 04/06/2030		82	89
3.700% due 04/06/2050		82	94

Expedia Group, Inc.
6.250% due 05/01/2025		100	115

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	592	698

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$300	313

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		1,294	1,415

Imperial Brands Finance PLC
3.125% due 07/26/2024		1,484	1,562
3.500% due 07/26/2026		200	214

INEOS Finance PLC
2.125% due 11/15/2025	EUR	890	1,028

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

InterContinental Hotels Group PLC
2.125% due 05/15/2027	EUR	100	$124

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$23	28
5.200% due 07/15/2045		46	58

Micron Technology, Inc.
4.185% due 02/15/2027		164	185
5.327% due 02/06/2029		540	643

MPLX LP
2.650% due 08/15/2030		400	402

Nakilat, Inc.
6.067% due 12/31/2033		479	593

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		800	851
4.345% due 09/17/2027		1,000	1,099
4.810% due 09/17/2030		300	338

Oracle Corp.
3.600% due 04/01/2040		82	85
3.850% due 04/01/2060		82	84

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		400	414

Sands China Ltd.
5.125% due 08/08/2025		854	921

Southern Co.
3.700% due 04/30/2030		82	90

T-Mobile USA, Inc.
2.250% due 02/15/2026		100	101
2.875% due 02/15/2031		200	202

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024		164	176

Wynn Macau Ltd.
5.625% due 08/26/2028		1,000	953

			19,750

UTILITIES 1.3%

American Water Capital Corp.
3.450% due 06/01/2029		645	711

AT&T, Inc.
2.250% due 02/01/2032		654	637

Berkshire Hathaway Energy Co.
4.250% due 10/15/2050		82	100

Consolidated Edison Co. of New York, Inc.
3.950% due 04/01/2050		82	94

Edison International
5.750% due 06/15/2027		242	279

Exelon Corp.
4.050% due 04/15/2030		82	93

Georgia Power Co.
2.650% due 09/15/2029		82	85

Pacific Gas & Electric Co.
3.000% due 06/15/2028		400	407
4.550% due 07/01/2030		400	433

Petrobras Global Finance BV
5.093% due 01/15/2030		386	409

Southern California Edison Co.
3.650% due 03/01/2028		674	731
3.700% due 08/01/2025		245	266

Sprint Corp.
7.125% due 06/15/2024		216	246
7.875% due 09/15/2023		623	697

Verizon Communications, Inc.
3.550% due 03/22/2051		100	106

			5,294

Total Corporate Bonds & Notes (Cost $53,833)			58,006

MUNICIPAL BONDS & NOTES 0.3%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		88	100

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	81

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 0.3%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	$815	$1,058

Total Municipal Bonds & Notes (Cost $1,085)		1,158

U.S. GOVERNMENT AGENCIES 4.1%

Fannie Mae
0.434% due 09/25/2042 •	7	7
0.436% due 07/25/2037 •	13	13
0.466% due 07/25/2037 •	20	20
0.486% due 09/25/2035 •	47	48
0.496% due 09/25/2035 •	93	94
0.686% due 01/25/2051 •	31	31
0.806% due 06/25/2037 •	174	178
1.605% due 09/01/2035 •	2	2
1.870% due 11/01/2035 •	0	1
2.090% due 06/01/2035 •	2	2
2.220% due 06/01/2035 •	1	2
2.242% due 12/01/2033 •	2	2
2.345% due 06/01/2034 •	5	5
2.358% due 01/25/2031 ~(a)	478	65
5.764% due 03/25/2041 •(a)	885	149
6.614% due 03/25/2036 •(a)	386	64
26.216% due 12/25/2036 •	23	34

Freddie Mac
0.464% due 03/15/2037 •	174	175
0.784% due 08/15/2037 •	242	248
0.794% due 10/15/2037 •	40	41
0.804% due 05/15/2037 - 09/15/2037 •	271	276
1.984% due 06/01/2035 •	3	3
2.171% due 11/01/2034 •	2	2
4.000% due 01/01/2048 - 03/01/2049	993	1,067
5.000% due 05/01/2023 - 04/15/2041	654	754
5.500% due 03/15/2034 - 03/01/2039	181	208
6.000% due 08/01/2027 - 12/01/2037	23	26
6.386% due 07/15/2036 •(a)	475	86
6.616% due 04/15/2036 •(a)	95	13

Ginnie Mae
0.781% due 04/20/2068 •	523	527
2.125% due 11/20/2044 •	192	200
5.000% due 04/15/2035 - 03/15/2042	1,135	1,310
6.000% due 07/15/2037 - 08/15/2037	11	13

Ginnie Mae, TBA
5.000% due 10/01/2051	400	431

Small Business Administration
4.430% due 05/01/2029	40	44

Uniform Mortgage-Backed Security
4.000% due 01/01/2025 - 06/01/2026	22	24
4.500% due 05/01/2023 - 02/01/2044	3,285	3,676
5.000% due 11/01/2025 - 01/01/2029	13	14
5.500% due 11/01/2021 - 09/01/2041	1,810	2,097
6.000% due 10/01/2026 - 05/01/2041	1,301	1,531

Uniform Mortgage-Backed Security, TBA
4.500% due 10/01/2051	2,700	2,920

Total U.S. Government Agencies (Cost $16,098)		16,403

U.S. TREASURY OBLIGATIONS 1.8%

U.S. Treasury Inflation Protected Securities (e)
0.625% due 02/15/2043	276	329
0.750% due 02/15/2045	811	999
1.000% due 02/15/2046	890	1,161

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 02/15/2048	$740	$983
1.375% due 02/15/2044	2,629	3,616

Total U.S. Treasury Obligations (Cost $6,776)		7,088

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.7%

Adjustable Rate Mortgage Trust
0.486% due 08/25/2036 •	22	23
2.675% due 09/25/2035 ^~	6	6
2.842% due 01/25/2036 ^~	535	473

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ	149	137

Banc of America Funding Trust
0.507% due 04/20/2047 ^•	21	20
2.496% due 09/20/2034 ~	4	4

Banc of America Mortgage Trust
2.465% due 02/25/2034 ~	13	13
2.630% due 01/25/2035 ~	18	18
3.436% due 05/25/2033 ~	1	1

Bear Stearns Adjustable Rate Mortgage Trust
2.176% due 04/25/2033 ~	10	11
2.370% due 02/25/2036 •	10	10
2.395% due 08/25/2033 ~	15	16
2.509% due 02/25/2033 ~	1	1
2.563% due 01/25/2033 ~	178	186
2.727% due 11/25/2034 ~	1	1
2.767% due 01/25/2035 ~	2	2
2.981% due 11/25/2034 ~	8	8
3.130% due 07/25/2034 ~	32	31

Bear Stearns ALT-A Trust
0.426% due 12/25/2046 ^•	20	20
0.586% due 01/25/2036 ^•	31	38
2.169% due 10/25/2033 ~	1	1
2.462% due 10/25/2035 ^~	301	288
2.776% due 11/25/2035 ^~	319	310

Chase Mortgage Finance Trust
2.739% due 09/25/2036 ^~	56	51
2.861% due 12/25/2035 ^~	46	44
6.000% due 11/25/2036 ^	122	79
6.000% due 12/25/2036	62	42

ChaseFlex Trust
0.386% due 07/25/2037 •	223	209

Citigroup Mortgage Loan Trust
2.754% due 08/25/2035 ^~	22	19
3.124% due 09/25/2037 ^~	231	231

Citigroup Mortgage Loan Trust, Inc.
2.662% due 08/25/2035 ~	9	9

Countrywide Alternative Loan Trust
0.326% due 12/25/2046 •	192	187
0.338% due 11/25/2036 •	4	0
0.466% due 09/25/2046 ^•	319	314
0.486% due 08/25/2037 •	57	41
0.547% due 05/20/2046 ^•	19	17
0.646% due 02/25/2037 •	112	99
0.684% due 11/20/2035 •	30	29
0.726% due 11/25/2035 •	1,171	1,062
0.727% due 12/20/2035 •	236	226
1.092% due 12/25/2035 •	33	32
1.492% due 08/25/2035 •	14	13
1.572% due 01/25/2036 •	66	67
5.500% due 07/25/2035 ^	1	1
5.500% due 11/25/2035	24	19
6.000% due 05/25/2037 ^	507	318
6.250% due 08/25/2036	618	498

Countrywide Home Loan Mortgage Pass-Through Trust
0.546% due 05/25/2035 •	84	74
0.746% due 02/25/2035 •	22	21
2.492% due 10/20/2034 ~	94	96
2.684% due 02/20/2035 ~	2	2
2.802% due 11/25/2034 ~	62	63
2.887% due 08/25/2034 ~	12	12

Credit Suisse First Boston Mortgage Securities Corp.
5.250% due 09/25/2035	1,201	1,177

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 03/25/2037 ^	77	62

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Trust
2.986% due 12/26/2059 ~		$421	$423

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.586% due 02/25/2035 •		188	186
0.746% due 02/25/2036 •		746	767
0.836% due 10/25/2047 •		989	940

Downey Savings & Loan Association Mortgage Loan Trust
0.277% due 10/19/2036 •		83	75

Eurohome UK Mortgages PLC
0.220% due 06/15/2044 •	GBP	98	130

European Loan Conduit
1.000% due 02/17/2030 •	EUR	490	570

FWD Securitization Trust
2.240% due 01/25/2050 ~		$558	566

GSR Mortgage Loan Trust
2.805% due 11/25/2035 ~		15	15
2.859% due 09/25/2035 ~		2	2
5.500% due 01/25/2037		58	69
6.000% due 02/25/2036 ^		1,137	698
6.000% due 07/25/2037 ^		304	261

HarborView Mortgage Loan Trust
0.292% due 12/19/2036 •		250	237
0.327% due 12/19/2036 ^•		672	669
0.427% due 12/19/2036 ^•		47	45
0.527% due 05/19/2035 •		1,084	1,050
0.567% due 06/19/2035 •		293	295
3.059% due 06/19/2036 ^~		314	203

IndyMac Mortgage Loan Trust
0.266% due 02/25/2037 ^•		364	364
0.726% due 07/25/2045 •		19	17
2.998% due 06/25/2036 ~		667	674

JP Morgan Alternative Loan Trust
2.722% due 05/25/2036 ^~		322	234

JP Morgan Chase Commercial Mortgage Securities Trust
1.534% due 12/15/2031 •		284	283

JP Morgan Mortgage Trust
2.299% due 07/25/2035 ~		22	23
2.554% due 10/25/2036 ~		26	22
2.605% due 07/25/2035 ~		128	130
3.003% due 04/25/2037 ~		22	20
3.230% due 10/25/2036 ^~		159	137
5.750% due 01/25/2036 ^		10	7

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ		930	933
1.991% due 09/25/2060 ~		341	342

Lehman XS Trust
0.336% due 08/25/2037 •		389	382
0.936% due 09/25/2047 •		288	297

Luminent Mortgage Trust
0.806% due 04/25/2036 •		164	150

MASTR Adjustable Rate Mortgages Trust
2.361% due 10/25/2033 ~		244	207
2.426% due 07/25/2035 ^~		43	41

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.524% due 12/15/2030 •		7	7

Merrill Lynch Alternative Note Asset Trust
0.486% due 03/25/2037 •		1,965	714
0.686% due 03/25/2037 •		400	148

Merrill Lynch Mortgage Investors Trust
1.941% due 05/25/2033 ~		27	28
2.965% due 09/25/2035 ^~		130	119

Morgan Stanley Mortgage Loan Trust
2.038% due 06/25/2036 ~		8	9

Morgan Stanley Re-REMIC Trust
0.648% due 02/26/2037 •		136	131
5.250% due 05/26/2037 ~		109	82

Mortgage Equity Conversion Asset Trust
0.580% due 05/25/2042 •		546	527

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~		354	364
3.500% due 10/25/2059 ~		321	336

82	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		$13	$8

PHH Alternative Mortgage Trust
0.406% due 02/25/2037 •		903	723

Prime Mortgage Trust
6.000% due 06/25/2036 ^		57	56

Residential Accredit Loans, Inc. Trust
0.386% due 02/25/2037 •		327	334
0.446% due 07/25/2036 •		1,038	552
0.454% due 08/25/2036 •		580	561
0.466% due 07/25/2036 •		563	580
6.000% due 08/25/2036 ^		72	71

Ripon Mortgages PLC
0.868% due 08/20/2056 •	GBP	231	312

Structured Adjustable Rate Mortgage Loan Trust
0.386% due 10/25/2035 •		$3	3
0.386% due 08/25/2036 ^•		181	140
1.492% due 01/25/2035 ^•		5	5
2.440% due 02/25/2034 ~		3	3
3.405% due 11/25/2035 ^~		343	330

Structured Asset Mortgage Investments Trust
0.546% due 02/25/2036 ^•		417	395
0.646% due 02/25/2036 ^•		4	4
0.787% due 02/19/2035 •		10	10

Taurus UK DAC
0.899% due 05/17/2031 •	GBP	400	541

Thornburg Mortgage Securities Trust
1.479% due 06/25/2047 ^•		$423	374
1.479% due 06/25/2047 •		2	2

Towd Point Mortgage Funding
1.250% due 02/20/2054 •	GBP	943	1,277

WaMu Mortgage Pass-Through Certificates Trust
0.646% due 11/25/2045 •		$22	22
0.902% due 07/25/2047 •		170	155
0.972% due 10/25/2046 ^•		1,853	1,792
1.763% due 08/25/2046 •		176	174
1.763% due 10/25/2046 •		23	23
1.782% due 12/25/2046 •		79	77
2.734% due 06/25/2037 ^~		49	48
3.093% due 02/25/2037 ^~		96	96

Washington Mutual Mortgage Pass-Through Certificates Trust
0.842% due 02/25/2047 ^•		810	751

Wells Fargo Alternative Loan Trust
2.573% due 07/25/2037 ^~		21	20
6.250% due 07/25/2037 ^		623	626

Wells Fargo Mortgage-Backed Securities Trust
2.735% due 12/25/2036 ^~		138	138

Total Non-Agency Mortgage-Backed Securities (Cost $28,300)			30,864

ASSET-BACKED SECURITIES 21.2%

ACE Securities Corp. Home Equity Loan Trust
0.206% due 10/25/2036 •		3	1
1.886% due 10/25/2032 •		6	6

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	400	464

American Money Management Corp. CLO Ltd.
1.113% due 04/14/2029 •		$925	926

Ares European CLO
0.660% due 10/15/2030 •	EUR	500	580

Argent Securities Trust
0.196% due 09/25/2036 •		$333	144

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.166% due 01/25/2034 •		584	583

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	1,000	1,156

Atlas Senior Loan Fund Ltd.
1.004% due 04/20/2028 •		$166	166
1.276% due 01/16/2030 •		250	250

Bain Capital Euro DAC
0.740% due 01/20/2032 •	EUR	500	580

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		$145	$146

Bear Stearns Asset-Backed Securities Trust
0.326% due 06/25/2047 •		987	981
0.406% due 08/25/2036 •		370	359

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	800	924

BlueMountain Fuji EUR CLO DAC
0.720% due 01/15/2031 •		4,500	5,203
1.050% due 01/15/2031		500	578

Cairn CLO DAC
0.600% due 04/30/2031 •		600	693
0.780% due 10/15/2031 •		600	696

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		1,000	1,160

CIT Mortgage Loan Trust
1.436% due 10/25/2037 •		$71	72

Citigroup Mortgage Loan Trust
0.236% due 12/25/2036 •		1,537	795
0.266% due 01/25/2037 •		1,890	1,684
0.286% due 05/25/2037 •		1,105	932
0.406% due 09/25/2036 •		2,289	1,979

Citigroup Mortgage Loan Trust, Inc.
0.986% due 09/25/2035 ^•		828	826

Countrywide Asset-Backed Certificates
0.226% due 07/25/2037 ^•		556	548
0.226% due 04/25/2047 •		351	344
0.236% due 05/25/2037 •		52	52
0.236% due 06/25/2047 ^•		217	216
0.266% due 06/25/2047 •		24	24
0.336% due 06/25/2047 •		818	801
0.486% due 08/25/2036 •		293	292
0.486% due 02/25/2037 •		262	252
0.626% due 03/25/2036 •		447	442
0.646% due 09/25/2036 •		30	30
0.686% due 06/25/2036 •		195	194
0.746% due 04/25/2036 •		93	93

Countrywide Asset-Backed Certificates Trust
0.236% due 03/25/2047 ^•		620	614
0.276% due 06/25/2047 •		81	81
1.181% due 12/25/2034 •		34	34
1.211% due 12/25/2034 •		288	289

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	400	464
0.650% due 10/15/2031 •		1,400	1,622

ECMC Group Student Loan Trust
1.086% due 07/25/2069 •		$387	394

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	750	865

Fieldstone Mortgage Investment Trust
0.466% due 05/25/2036 •		$582	480

First Franklin Mortgage Loan Trust
0.226% due 09/25/2036 •		46	46

Fremont Home Loan Trust
0.246% due 08/25/2036 •		4,529	2,003
0.746% due 01/25/2036 •		338	334

Gallatin CLO Ltd.
1.184% due 01/21/2028 •		184	184

GSAA Home Equity Trust
0.326% due 06/25/2036 •		289	87

GSAMP Trust
0.136% due 12/25/2046 •		712	482
0.236% due 12/25/2046 •		2,577	1,774
0.256% due 12/25/2036 •		1,447	908

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	700	805
0.760% due 07/15/2031 •		600	694
0.960% due 10/20/2031 •		1,200	1,388
1.040% due 07/15/2031		250	289

Home Equity Mortgage Loan Asset-Backed Trust
0.296% due 04/25/2037 •		$135	112

HSI Asset Securitization Corp. Trust
0.246% due 05/25/2037 •		281	281
0.266% due 04/25/2037 •		778	622
0.304% due 12/25/2036 •		3,924	1,519

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Invesco Euro CLO DAC
0.650% due 07/15/2031 •	EUR	250	$288

JP Morgan Mortgage Acquisition Trust
0.386% due 07/25/2036 •		$292	172
0.386% due 03/25/2037 •		1,157	1,126

Jubilee CLO BV
0.610% due 04/15/2030 •	EUR	600	694
0.650% due 04/15/2031 •		250	290

KKR CLO Ltd.
1.076% due 07/15/2030 •		$700	700

KVK CLO Ltd.
1.033% due 01/14/2028 •		68	68

Laurelin DAC
0.720% due 10/20/2031 •	EUR	700	807

LCM LP
1.134% due 07/20/2030 •		$600	600

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		348	349
3.750% due 04/25/2059 þ		999	1,006

Long Beach Mortgage Loan Trust
0.386% due 05/25/2036 •		262	179
0.626% due 05/25/2046 •		1,590	743
1.061% due 04/25/2035 •		660	661

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	400	464
0.690% due 12/15/2031 •		700	812

Marble Point CLO Ltd.
1.166% due 10/15/2030 •		$700	700

Massachusetts Educational Financing Authority
1.075% due 04/25/2038 •		64	64

MASTR Asset-Backed Securities Trust
0.136% due 01/25/2037 •		5,886	2,262
0.246% due 10/25/2036 •		1,407	946
0.566% due 03/25/2036 •		218	176

MFA Trust
2.363% due 03/25/2060 þ		433	434

MidOcean Credit CLO
1.181% due 02/20/2031 •		500	500

MKS CLO Ltd.
1.134% due 07/20/2030 •		250	250

Morgan Stanley ABS Capital, Inc. Trust
0.176% due 01/25/2037 •		704	433
0.216% due 01/25/2037 •		1,110	686
0.216% due 02/25/2037 •		1,343	711
0.221% due 11/25/2036 •		2,187	1,692
0.226% due 08/25/2036 •		1,885	1,190
0.246% due 09/25/2036 •		2,896	1,681
0.296% due 01/25/2037 •		1,014	633
0.301% due 03/25/2037 •		940	520
0.586% due 04/25/2036 •		1,082	1,059
1.016% due 07/25/2035 •		1,013	1,016
1.986% due 02/25/2047 •		586	563

Morgan Stanley Dean Witter Capital, Inc. Trust
1.066% due 02/25/2033 •		252	251

Morgan Stanley Mortgage Loan Trust
0.426% due 11/25/2036 •		139	55
0.806% due 04/25/2037 •		161	69

Mountain View CLO Ltd.
1.246% due 04/15/2029 •		298	298

Nassau Ltd.
1.276% due 10/15/2029 •		1,154	1,154

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.416% due 10/25/2036 ^•		672	186

NovaStar Mortgage Funding Trust
0.406% due 10/25/2036 •		978	809

Oak Hill European Credit Partners Designated Activity Co.
0.730% due 01/20/2032 •	EUR	300	348

Ocean Trails CLO
0.926% due 07/15/2028 •		$193	193

Option One Mortgage Loan Trust
0.226% due 01/25/2037 •		654	470

Ownit Mortgage Loan Trust
0.986% due 10/25/2036 ^•		148	155

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	83

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OZLM Ltd.
1.155% due 05/16/2030 •		$500	$500

Pretium Mortgage Credit Partners LLC
2.240% due 09/27/2060 þ		432	432

RAAC Trust
0.596% due 08/25/2036 •		64	64

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		1,623	838

Residential Asset Securities Corp. Trust
0.386% due 08/25/2036 •		103	102

Securitized Asset-Backed Receivables LLC Trust
0.166% due 08/25/2036 •		1,061	460
0.566% due 07/25/2036 •		522	307
0.666% due 11/25/2035 •		231	231
1.046% due 01/25/2036 ^•		901	827

Sound Point CLO Ltd.
1.038% due 01/23/2029 •		600	600
1.105% due 07/25/2030 •		550	550

Soundview Home Loan Trust
0.166% due 06/25/2037 •		277	234
0.286% due 06/25/2037 •		513	445
0.346% due 02/25/2037 •		602	227
0.551% due 02/25/2036 •		659	647
0.986% due 10/25/2037 •		1,590	1,459

St Paul’s CLO DAC
0.850% due 04/25/2030 •	EUR	250	290

Steele Creek CLO Ltd.
1.031% due 05/21/2029 •		$465	465

Structured Asset Investment Loan Trust
0.706% due 01/25/2036 •		377	372

Structured Asset Securities Corp. Mortgage Loan Trust
0.221% due 07/25/2036 •		211	209
0.426% due 12/25/2036 •		109	108

Telos CLO Ltd.
1.084% due 04/17/2028 •		116	116

Towd Point Mortgage Trust
1.086% due 05/25/2058 •		295	298
1.086% due 10/25/2059 •		211	213
3.000% due 11/25/2059 ~		55	55

Venture CLO Ltd.
1.034% due 10/20/2028 •		384	384
1.151% due 08/28/2029 •		200	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vibrant CLO Ltd.
1.174% due 09/15/2030 •		$800	$801

VOLT LLC
2.116% due 04/25/2051 þ		289	290

WaMu Asset-Backed Certificates WaMu Trust
0.326% due 05/25/2037 •		2,191	2,075

Wellfleet CLO Ltd.
1.024% due 04/20/2029 •		569	569

Total Asset-Backed Securities (Cost $80,372)			84,374

SOVEREIGN ISSUES 0.8%

Argentina Government International Bond
0.500% due 07/09/2030 þ		497	167
1.125% due 07/09/2035 þ		326	103

Autonomous City of Buenos Aires
39.149% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	2,474	14

Israel Government International Bond
4.125% due 01/17/2048		$225	271

Provincia de Buenos Aires
37.989% due 05/31/2022	ARS	2,773	15

Saudi Government International Bond
3.450% due 02/02/2061		$1,100	1,082
4.000% due 04/17/2025		1,088	1,192
4.500% due 10/26/2046		300	347

Total Sovereign Issues (Cost $3,203)			3,191

		SHARES
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

JPMorgan Chase & Co.
3.599% (US0003M + 3.470%) due 01/30/2022 ~(f)		887,000	892
4.600% due 02/01/2025 •(f)		82,000	84

Stichting AK Rabobank Certificaten
19.437% due 12/29/2049 þ(f)		417,600	697

Total Preferred Securities (Cost $1,320)			1,673

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 19.9%

REPURCHASE AGREEMENTS (h) 0.4%
		$1,448

U.S. TREASURY BILLS 15.9%
0.050% due 12/02/2021 - 03/24/2022 (c)(d)(j)(l)	$63,300	63,290

U.S. TREASURY CASH MANAGEMENT BILLS 3.6%
0.036% due 01/18/2022 - 01/25/2022 (c)(d)(j)	14,400	14,398

Total Short-Term Instruments (Cost $79,134)		79,136

Total Investments in Securities (Cost $270,121)		281,893

	SHARES
INVESTMENTS IN AFFILIATES 31.2%

SHORT-TERM INSTRUMENTS 31.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 31.2%

PIMCO Short-Term Floating NAV Portfolio III	12,600,212	124,263

Total Short-Term Instruments (Cost $124,243)		124,263

Total Investments in Affiliates (Cost $124,243)		124,263

Total Investments 102.0% (Cost $394,364)		$406,156

Financial Derivative Instruments (i)(k) 0.4% (Cost or Premiums, net $(231))		1,700

Other Assets and Liabilities, net (2.4)%		(9,819)

Net Assets 100.0%		$398,037

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

84	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$1,448	U.S. Treasury Notes 0.125% due 12/31/2022	$(1,477)	$1,448	$1,448

Total Repurchase Agreements						$(1,477)	$1,448	$1,448

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(1)
U.S. Government Agencies (0.1)%
Uniform Mortgage-Backed Security, TBA	5.000%	10/01/2051	$	400	$(439)	$(440)

Sovereign Issues (0.4)%
Canada Government International Bond	2.750%	12/01/2048	CAD	1,700	(1,637)	(1,579)

Total Short Sales (0.5)%					$(2,076)	$(2,019)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,448	$0	$0	$0	$1,448	$(1,477)	$(29)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(1,579)	(1,579)	0	(1,579)

Total Borrowings and Other Financing Transactions	$1,448	$0	$0	$(1,579)

(1)	Payable for short sales includes $14 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(2,954) at a weighted average interest rate of (0.253%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2022	156	$38,807	$(14)	$4	$0
U.S. Treasury 10-Year Note December Futures	12/2021	271	35,666	(486)	38	0
U.S. Treasury 30-Year Bond December Futures	12/2021	13	2,070	(55)	2	0

				$(555)	$44	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	85

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2024	156	$(38,374)	$81	$0	$(3)
Euro-Bund 10-Year Bond December Futures	12/2021	1	(197)	3	0	0
U.S. Treasury 2-Year Note December Futures	12/2021	52	(11,443)	14	0	(2)
U.S. Treasury 5-Year Note December Futures	12/2021	663	(81,378)	463	0	(57)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	25	(4,777)	175	4	0

				$736	$4	$(62)

Total Futures Contracts				$181	$48	$(62)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Exelon Generation Co. LLC	1.000%	Quarterly	12/20/2024	0.469%	$	100	$1	$1	$2	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.276	EUR	400	(25)	21	(4)	0	0

							$(24)	$22	$(2)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-36 5-Year Index	(1.000)%	Quarterly	06/20/2026	$30,700	$(761)	$12	$(749)	$10	$0
CDX.IG-37 5-Year Index	(1.000)	Quarterly	12/20/2026	40,700	(1,010)	31	(979)	19	0

					$(1,771)	$43	$(1,728)	$29	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP	9,100	$8	$(281)	$(273)	$0	$(42)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		6,300	(111)	676	565	94	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	281,800	(268)	(178)	(446)	0	(1)
Pay	1-Year BRL-CDI	6.572	Maturity	01/02/2023		46,500	0	(182)	(182)	0	(7)
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	9,500	13	(72)	(59)	2	0
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		19,000	27	(145)	(118)	3	0
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		24,000	432	(101)	331	2	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		1,300	236	(151)	85	0	(7)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		400	33	(44)	(11)	0	(2)
Pay	3-Month CNY-CNREPOFIX	2.688	Quarterly	03/17/2026	CNY	9,400	(6)	20	14	1	0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		12,900	3	17	20	1	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		12,900	4	17	21	1	0
Receive	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		12,900	(22)	1	(21)	0	(1)
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		12,900	5	16	21	1	0
Receive	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		12,900	(23)	2	(21)	0	(1)
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		12,900	11	15	26	1	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		25,700	29	31	60	2	0
Receive	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		25,700	(62)	2	(60)	0	(2)
Pay	3-Month USD-LIBOR	0.407	Semi-Annual	07/21/2024	$	25,700	0	(130)	(130)	9	0
Pay	3-Month USD-LIBOR	0.370	Semi-Annual	08/04/2024		12,300	(76)	(5)	(81)	4	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		15,900	402	(312)	90	12	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		9,600	(523)	33	(490)	12	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		29,800	91	1,156	1,247	0	(67)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		1,900	(23)	(126)	(149)	4	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		8,700	1,782	(554)	1,228	0	(16)
Pay	6-Month AUD-LIBOR	2.000	Semi-Annual	06/16/2031	AUD	2,400	24	46	70	0	(3)
Pay(6)	6-Month EUR-EURIBOR	0.471	Annual	11/03/2023	EUR	51,700	0	(68)	(68)	4	0
Receive(6)	6-Month EUR-EURIBOR	0.025	Annual	11/03/2031		3,000	0	71	71	0	0
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		10,100	194	(167)	27	0	(1)
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	03/16/2052		3,300	(137)	139	2	11	0
Pay	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051	JPY	479,000	(295)	76	(219)	26	0

86	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	UKRPI	3.595%	Maturity	11/15/2028	GBP	1,300	$128	$(159)	$(31)	$12	$0
Pay	UKRPI	3.400	Maturity	01/15/2030		9,100	306	(1,108)	(802)	95	0
Receive	UKRPI	3.397	Maturity	11/15/2030		400	0	51	51	0	(4)
Receive	UKRPI	3.445	Maturity	11/15/2030		700	(6)	89	83	0	(8)
Receive	UKRPI	3.510	Maturity	11/15/2030		300	(6)	38	32	0	(3)
Pay	UKRPI	3.217	Maturity	11/15/2040		700	(13)	(177)	(190)	13	0
Pay	UKRPI	3.272	Maturity	11/15/2040		500	3	(127)	(124)	9	0
Pay	UKRPI	3.273	Maturity	11/15/2040		700	5	(179)	(174)	12	0
Pay	UKRPI	3.340	Maturity	11/15/2040		500	19	(129)	(110)	9	0
Receive	UKRPI	3.000	Maturity	11/15/2050		300	12	129	141	0	(8)
Receive	UKRPI	3.051	Maturity	11/15/2050		500	(3)	219	216	0	(14)
Receive	UKRPI	3.143	Maturity	11/15/2050		200	(17)	90	73	0	(5)

							$2,176	$(1,461)	$715	$340	$(192)

Total Swap Agreements							$381	$(1,396)	$(1,015)	$369	$(192)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$48	$369	$417	$0	$(62)	$(192)	$(254)

(j)

Securities with an aggregate market value of $3,281 and cash of $3,446 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021	CNH	19,163		$2,959	$0	$(9)
	10/2021		$3,105	EUR	2,637	0	(50)
	10/2021		5,734	GBP	4,241	0	(20)
	11/2021	GBP	4,241		$5,735	20	0
	11/2021	IDR	1,848,854		129	1	0
	11/2021	TWD	100,351		3,629	13	0
	11/2021		$121	RUB	9,045	2	0
	12/2021		215		16,018	2	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	87

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2021	ZAR	9,193		$644	$40	$0
	04/2022		$5,441	ILS	17,399	0	(31)

BPS	10/2021	BRL	4,932		$907	1	0
	10/2021	CNH	11,419		1,761	0	(7)
	10/2021	MXN	31,476		1,550	26	0
	10/2021		$933	BRL	4,932	0	(28)
	10/2021		2,158	EUR	1,823	0	(46)
	10/2021		2,342	MXN	47,150	0	(58)
	11/2021	BRL	4,932		$929	28	0
	11/2021	IDR	24,874,593		1,730	1	0
	11/2021	MXN	13,935		690	19	0
	11/2021		$396	TWD	10,931	0	(2)
	12/2021	MXN	47,150		$2,323	58	0

BRC	10/2021		$204	EUR	173	0	(3)
	11/2021		165	RUB	12,297	3	0

CBK	10/2021	JPY	119,500		$1,086	12	0
	10/2021	MXN	2,469		123	4	0
	10/2021	TRY	127		15	1	0
	11/2021	IDR	3,919,161		273	1	0
	11/2021	ILS	6,902		2,099	0	(42)
	11/2021		$3,436	MXN	70,111	0	(61)
	11/2021		839	TWD	23,148	0	(5)
	12/2021	CNH	6,378		$982	0	(2)
	12/2021		$142	RUB	10,559	1	0
	12/2021		311	ZAR	4,503	0	(15)
	01/2022	ILS	844		$257	0	(5)
	02/2022		500		153	0	(3)
	03/2022		2,100		641	0	(11)
	04/2022		17,399		5,337	0	(73)
	08/2022		11,364		3,500	0	(41)

FBF	11/2021		$88	RUB	6,555	2	0

GLM	10/2021	CNH	5,787		$893	0	(4)
	10/2021	TRY	1,039		123	7	0
	10/2021		$7,404	ILS	23,741	0	(40)
	10/2021		18	MXN	372	0	0
	10/2021		116	RUB	8,780	4	0
	11/2021	TWD	53,214		$1,929	12	0
	11/2021		$173	RUB	12,925	3	0
	12/2021	CNH	6,403		$985	0	(3)
	12/2021		$636	IDR	9,153,403	0	(2)
	12/2021		345	RUB	25,705	3	0
	12/2021		240	ZAR	3,466	0	(12)
	12/2021	ZAR	3,638		$253	14	0

HUS	10/2021	MXN	47,150		2,369	85	0
	10/2021	RUB	9,617		131	0	(1)
	10/2021		$1,451	CNH	9,370	1	(1)
	10/2021		30	RUB	2,283	1	0
	11/2021	CNH	5,566		$859	0	(1)
	11/2021		$17	RUB	1,255	0	0
	12/2021	SGD	1,786		$1,329	14	0
	12/2021		$187	IDR	2,690,383	0	(1)
	12/2021		314	ZAR	4,540	0	(15)
	01/2022	ILS	2,111		$644	0	(12)

IND	12/2021	SGD	1,086		804	4	0

JPM	10/2021		$1,248	CNH	8,062	1	0
	10/2021		3,758	MXN	79,060	71	0
	11/2021		556	IDR	7,984,076	0	(1)
	12/2021	SGD	540		$399	1	0

MYI	10/2021	BRL	8,673		1,601	9	0
	10/2021		$1,594	BRL	8,673	0	(2)
	10/2021		5,453	CAD	6,903	0	(3)
	11/2021	TWD	27,863		$1,012	8	0
	11/2021		$686	BRL	3,741	0	(2)
	11/2021		182	IDR	2,613,542	0	0

RBC	12/2021	ZAR	1,778		$123	6	0

SCX	10/2021	BRL	3,741	EUR	592	0	(1)
	10/2021		3,741		$688	1	0

88	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2021	EUR	605	BRL	3,741	$0	$(13)
	10/2021		31,496		$37,196	712	0
	10/2021	GBP	4,241		5,812	98	0
	10/2021		$692	BRL	3,741	0	(5)
	10/2021		9,579	JPY	1,052,102	0	(126)
	10/2021		460	RUB	34,311	10	0
	11/2021	EUR	26,863		$31,150	16	0
	11/2021		$7,774	JPY	867,202	19	0
	12/2021	CNH	7,561		$1,163	0	(3)
	12/2021		$387	IDR	5,553,582	0	(2)
	12/2021		10,148	SGD	13,434	0	(256)
	12/2021		860	ZAR	12,313	0	(50)

SOG	12/2021	SGD	1,236		$910	0	0

SSB	12/2021		1,118		832	9	0

TOR	10/2021	CAD	7,474		5,914	13	0
	10/2021	JPY	65,400		598	11	0
	10/2021	MXN	52,831		2,621	62	0
	12/2021	CNH	6,861		1,058	0	0
	12/2021	MXN	16,388		813	26	0
	12/2021		$194	IDR	2,783,034	0	(1)
	01/2022		2,323	MXN	47,584	0	(53)

UAG	10/2021	RUB	19,540		$267	0	(1)
	10/2021		$92	RUB	6,908	3	0
	11/2021		136		10,206	3	0
	12/2021	SGD	529		$394	5	0
	12/2021		$935	ZAR	13,582	0	(42)

Total Forward Foreign Currency Contracts						$1,467	$(1,165)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	57,000	$547	$392

Total Purchased Options							$547	$392

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700%	11/17/2021	1,800	$(2)	$(1)

BPS	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	300	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	1,500	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	1,000	(1)	(1)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	2,000	(2)	(2)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	11/17/2021	2,900	(15)	(6)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	800	(5)	(5)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	1,720	(2)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	3,100	(4)	(2)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.750	01/19/2022	800	(1)	(1)

CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	300	(1)	0
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	600	(3)	(3)

DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	500	(2)	(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	600	(3)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	700	(1)	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	1,500	(2)	(2)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	700	(3)	(3)

FBF	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	1,600	(2)	(1)

GST	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	300	(1)	(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	300	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	01/19/2022	2,000	(2)	(2)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	89

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000%	12/15/2021	400	$(1)	$(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	200	(1)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	1,000	(1)	0

MYC	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	1,300	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	1,200	(1)	(1)

						$(61)	$(40)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	114,100	$(548)	$(345)

Total Written Options							$(609)	$(385)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$2,568	$(550)	$480	$0	$(70)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	ERAUSST Index	12,827	0.233% (1-Month USD-LIBOR plus a specified spread)	Maturity	07/01/2022	$76,877	$0	$(5,076)	$0	$(5,076)

BPS	Receive	ERAUSST Index	29,829	0.283% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/18/2022	162,681	0	4,230	4,230	0

JPM	Receive	ERAUSST Index	1,660	0.263% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/11/2022	9,300	0	(2)	0	(2)
	Receive	ERAUSST Index	7,986	0.274% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/08/2022	42,443	0	2,249	2,249	0
	Receive	ERAUSST Index	9,330	0.237% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2022	52,654	0	(430)	0	(430)

SOG	Receive	ERAUSST Index	270	0.334% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/17/2022	1,503	0	10	10	0

UAG	Receive	ERAUSST Index	8,981	0.274% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/01/2022	49,991	0	317	317	0

								$0	$1,298	$6,806	$(5,508)

Total Swap Agreements								$(550)	$1,778	$6,806	$(5,578)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$78	$0	$0	$78	$(110)	$(1)	$(5,146)	$(5,257)	$(5,179)	$4,075	$(1,104)
BPS	133	0	4,230	4,363	(141)	(3)	0	(144)	4,219	(7,280)	(3,061)
BRC	3	0	0	3	(3)	(16)	0	(19)	(16)	0	(16)
CBK	19	0	0	19	(258)	(3)	0	(261)	(242)	191	(51)
DUB	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)
FBF	2	0	0	2	0	(1)	0	(1)	1	0	1
GLM	43	0	0	43	(61)	0	0	(61)	(18)	0	(18)
GST	0	0	0	0	0	(4)	0	(4)	(4)	22	18
HUS	101	0	0	101	(31)	0	0	(31)	70	0	70
IND	4	0	0	4	0	0	0	0	4	0	4
JPM	73	0	2,249	2,322	(1)	(2)	(432)	(435)	1,887	(3,724)	(1,837)

90	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
MYC	$0	$0	$0	$0	$0	$(1)	$0	$(1)	$(1)	$(110)	$(111)
MYI	17	0	0	17	(7)	0	0	(7)	10	175	185
NGF	0	392	0	392	0	(345)	0	(345)	47	0	47
RBC	6	0	0	6	0	0	0	0	6	0	6
SCX	856	0	0	856	(456)	0	0	(456)	400	0	400
SOG	0	0	10	10	0	0	0	0	10	0	10
SSB	9	0	0	9	0	0	0	0	9	0	9
TOR	112	0	0	112	(54)	0	0	(54)	58	0	58
UAG	11	0	317	328	(43)	0	0	(43)	285	(1,040)	(755)

Total Over the Counter	$1,467	$392	$6,806	$8,665	$(1,165)	$(385)	$(5,578)	$(7,128)

(l)

Securities with an aggregate market value of $4,463 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$48	$48
Swap Agreements	0	29	0	0	340	369

	$0	$29	$0	$0	$388	$417

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,467	$0	$1,467
Purchased Options	0	0	0	0	392	392
Swap Agreements	0	0	6,806	0	0	6,806

	$0	$0	$6,806	$1,467	$392	$8,665

	$0	$29	$6,806	$1,467	$780	$9,082

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	91

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$62	$62
Swap Agreements	0	0	0	0	192	192

	$0	$0	$0	$0	$254	$254

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,165	$0	$1,165
Written Options	0	40	0	0	345	385
Swap Agreements	0	70	5,508	0	0	5,578

	$0	$110	$5,508	$1,165	$345	$7,128

	$0	$110	$5,508	$1,165	$599	$7,382

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,264	$1,264
Swap Agreements	0	331	0	0	(3,228)	(2,897)

	$0	$331	$0	$0	$(1,964)	$(1,633)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,415	$0	$1,415
Purchased Options	0	0	0	(5)	21	16
Written Options	0	138	0	622	218	978
Swap Agreements	0	75	305,632	0	(3)	305,704

	$0	$213	$305,632	$2,032	$236	$308,113

	$0	$544	$305,632	$2,032	$(1,728)	$306,480

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(4,783)	$(4,783)
Swap Agreements	0	11	0	0	1,236	1,247

	$0	$11	$0	$0	$(3,547)	$(3,536)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(648)	$0	$(648)
Purchased Options	0	0	0	(44)	(265)	(309)
Written Options	0	(53)	0	(133)	276	90
Swap Agreements	0	(43)	(242,816)	0	0	(242,859)

	$0	$(96)	$(242,816)	$(825)	$11	$(243,726)

	$0	$(85)	$(242,816)	$(825)	$(3,536)	$(247,262)

92	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$32,962	$0	$32,962
Industrials	0	19,750	0	19,750
Utilities	0	5,294	0	5,294
Municipal Bonds & Notes
Illinois	0	100	0	100
Washington	0	1,058	0	1,058
U.S. Government Agencies	0	16,403	0	16,403
U.S. Treasury Obligations	0	7,088	0	7,088
Non-Agency Mortgage-Backed Securities	0	30,864	0	30,864
Asset-Backed Securities	0	84,374	0	84,374
Sovereign Issues	0	3,191	0	3,191
Preferred Securities
Banking & Finance	0	1,673	0	1,673
Short-Term Instruments
Repurchase Agreements	0	1,448	0	1,448
U.S. Treasury Bills	0	63,290	0	63,290
U.S. Treasury Cash Management Bills	0	14,398	0	14,398

	$0	$281,893	$0	$281,893

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$124,263	$0	$0	$124,263

Total Investments	$124,263	$281,893	$0	$406,156

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(440)	$0	$(440)
Sovereign Issues	0	(1,579)	0	(1,579)

	$0	$(2,019)	$0	$(2,019)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	417	0	417
Over the counter	0	8,665	0	8,665

	$0	$9,082	$0	$9,082

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(254)	0	(254)
Over the counter	(1)	(7,127)	0	(7,128)

	$(1)	$(7,381)	$0	$(7,382)

Total Financial Derivative Instruments	$(1)	$1,701	$0	$1,700

Totals	$124,262	$281,575	$0	$405,837

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	93

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 79.2%

CORPORATE BONDS & NOTES 15.4%

BANKING & FINANCE 9.3%

AerCap Ireland Capital DAC
3.300% due 01/23/2023		$400	$412
4.125% due 07/03/2023		2,047	2,154

American Tower Corp.
1.000% due 01/15/2032	EUR	1,800	2,073
3.800% due 08/15/2029		$1,686	1,871

Argentum Netherlands BV for Swiss Re Ltd.
5.750% due 08/15/2050 •		1,200	1,364

ASR Nederland NV
5.125% due 09/29/2045 •	EUR	300	409

Aviation Capital Group LLC
2.875% due 01/20/2022		$483	486
4.375% due 01/30/2024		120	128

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		1,567	1,542

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(h)(i)	EUR	600	746

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$1,745	1,795

Bank of America Corp.
3.974% due 02/07/2030 •		1,446	1,620

Barclays PLC
1.505% (US0003M + 1.380%) due 05/16/2024 ~		2,529	2,573
4.972% due 05/16/2029 •		800	931
7.125% due 06/15/2025 •(h)(i)	GBP	1,142	1,727
7.250% due 03/15/2023 •(h)(i)		400	575
8.000% due 06/15/2024 •(h)(i)		$872	985

CIT Group, Inc.
5.000% due 08/15/2022		61	63

Credit Suisse Group AG
3.750% due 03/26/2025		1,000	1,079
6.375% due 08/21/2026 •(h)(i)		872	959
7.500% due 07/17/2023 •(h)(i)		940	1,007
7.500% due 12/11/2023 •(h)(i)		800	876

Danske Bank A/S
1.174% (US0003M + 1.060%) due 09/12/2023 ~		1,100	1,113

Deutsche Bank AG
1.315% (US0003M + 1.190%) due 11/16/2022 ~		963	972
1.354% (US0003M + 1.230%) due 02/27/2023 ~		2,529	2,558
1.375% due 09/03/2026 •	EUR	400	481
1.625% due 01/20/2027		700	855
1.750% due 01/17/2028		100	123
3.547% due 09/18/2031 •		$3,450	3,684
3.961% due 11/26/2025 •		200	216
4.250% due 10/14/2021		3,328	3,332

Discover Bank
4.650% due 09/13/2028		1,544	1,791

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		213	213

Equinix, Inc.
1.550% due 03/15/2028		700	685

Equitable Holdings, Inc.
4.350% due 04/20/2028		603	688

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	604	774

Ford Motor Credit Co. LLC
1.198% (US0003M + 1.080%) due 08/03/2022 ~		$300	299
1.360% (US0003M + 1.235%) due 02/15/2023 ~		500	498
1.402% (US0003M + 1.270%) due 03/28/2022 ~		1,142	1,143
3.350% due 11/01/2022		1,000	1,019
3.813% due 10/12/2021		200	200
5.584% due 03/18/2024		200	215
5.596% due 01/07/2022		700	709

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Motors Financial Co., Inc.
1.135% (US0003M + 0.990%) due 01/05/2023 ~		$61	$62
1.442% (US0003M + 1.310%) due 06/30/2022 ~		240	242

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		1,446	1,635

HSBC Holdings PLC
2.848% due 06/04/2031 •		600	616
4.292% due 09/12/2026 •		400	441
5.250% due 09/16/2022 •(h)(i)	EUR	700	838

International Lease Finance Corp.
5.875% due 08/15/2022		$120	126

Lloyds Banking Group PLC
4.550% due 08/16/2028		1,200	1,384
4.947% due 06/27/2025 •(h)(i)	EUR	200	254
7.500% due 09/27/2025 •(h)(i)		$872	1,012
7.625% due 06/27/2023 •(h)(i)	GBP	925	1,345

Mizuho Financial Group, Inc.
3.477% due 04/12/2026		$1,678	1,826

Nationwide Building Society
4.363% due 08/01/2024 •		1,008	1,073

Natwest Group PLC
1.682% (US0003M + 1.550%) due 06/25/2024 ~		1,074	1,097
4.519% due 06/25/2024 •		1,074	1,143
4.892% due 05/18/2029 •		2,468	2,876
8.000% due 08/10/2025 •(h)(i)		872	1,031

Nissan Motor Acceptance Co. LLC
2.600% due 09/28/2022		782	796
2.650% due 07/13/2022		61	62

Nomura Holdings, Inc.
2.648% due 01/16/2025		1,612	1,680

OneMain Finance Corp.
6.125% due 05/15/2022		120	123

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		1,476	1,598
6.750% due 06/24/2024 •(h)(i)	GBP	900	1,335

Stellantis Finance US, Inc.
2.691% due 09/15/2031		$2,300	2,279

Sumitomo Mitsui Financial Group, Inc.
3.040% due 07/16/2029		1,678	1,779

UBS AG
5.125% due 05/15/2024 (i)		2,348	2,571

UniCredit SpA
6.572% due 01/14/2022		1,812	1,842

Wells Fargo & Co.
0.625% due 03/25/2030	EUR	2,100	2,412
0.625% due 08/14/2030		1,200	1,378
1.741% due 05/04/2030 •		2,000	2,489
2.879% due 10/30/2030 •		$1,600	1,672
3.000% due 02/19/2025		542	576

WPC Eurobond BV
2.250% due 04/09/2026	EUR	1,745	2,189

			88,725

INDUSTRIALS 4.8%

Aker BP ASA
2.875% due 01/15/2026		$450	476

Bacardi Ltd.
2.750% due 07/15/2026		100	105
4.700% due 05/15/2028		300	347

BAT Capital Corp.
3.222% due 08/15/2024		61	65

BAT International Finance PLC
1.668% due 03/25/2026		1,200	1,201
3.950% due 06/15/2025		120	130

Boeing Co.
2.750% due 02/01/2026		700	729

Bristol-Myers Squibb Co.
3.400% due 07/26/2029		1,446	1,603

Broadcom, Inc.
2.450% due 02/15/2031		700	678

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.469% due 04/15/2034		$1,300	$1,340
3.500% due 02/15/2041		400	396
3.750% due 02/15/2051		200	200

Caterpillar, Inc.
2.600% due 09/19/2029		1,566	1,652

Charter Communications Operating LLC
1.776% (US0003M + 1.650%) due 02/01/2024 ~		2,108	2,168
4.908% due 07/23/2025		2,148	2,417

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		700	760

Comcast Corp.
4.150% due 10/15/2028		1,385	1,594

DAE Funding LLC
1.625% due 02/15/2024		900	896
2.625% due 03/20/2025		400	408
3.375% due 03/20/2028		500	517

Dell International LLC
4.900% due 10/01/2026		100	115
5.300% due 10/01/2029		300	363
5.850% due 07/15/2025		100	116

Energy Transfer LP
4.250% due 03/15/2023		240	250

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	1,324	1,560

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		$2,348	2,567

Imperial Brands Finance PLC
3.125% due 07/26/2024		2,588	2,724
3.500% due 07/26/2026		200	214

INEOS Finance PLC
2.125% due 11/15/2025	EUR	1,625	1,877

Micron Technology, Inc.
5.327% due 02/06/2029		$843	1,004

MPLX LP
2.650% due 08/15/2030		800	803

Nakilat, Inc.
6.067% due 12/31/2033		881	1,090

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		800	832
3.522% due 09/17/2025		1,500	1,596
4.345% due 09/17/2027		1,800	1,979
4.810% due 09/17/2030		800	900

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		800	828

Pfizer, Inc.
3.450% due 03/15/2029		1,446	1,610

Sands China Ltd.
2.850% due 03/08/2029		500	482
3.250% due 08/08/2031		500	483
3.800% due 01/08/2026		500	516
5.125% due 08/08/2025		2,646	2,852

Saudi Arabian Oil Co.
3.250% due 11/24/2050		800	765

T-Mobile USA, Inc.
2.050% due 02/15/2028		800	807
2.250% due 02/15/2026		400	405
3.375% due 04/15/2029		500	522
3.500% due 04/15/2031		600	634

			45,576

UTILITIES 1.3%

American Water Capital Corp.
3.450% due 06/01/2029		1,446	1,595

AT&T, Inc.
2.250% due 02/01/2032		400	390

Edison International
5.750% due 06/15/2027		542	625

Pacific Gas & Electric Co.
1.500% (US0003M + 1.375%) due 11/15/2021 ~		4,200	4,202
3.000% due 06/15/2028		500	509
4.550% due 07/01/2030		800	866

94	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petrobras Global Finance BV
5.093% due 01/15/2030	$174	$184

Rio Oil Finance Trust
9.250% due 07/06/2024	123	135

Southern California Edison Co.
3.650% due 03/01/2028	1,145	1,241

Southern Co. Gas Capital Corp.
1.750% due 01/15/2031	1,900	1,811

Sprint Communications, Inc.
6.000% due 11/15/2022	120	126
11.500% due 11/15/2021	181	183

Sprint Corp.
7.125% due 06/15/2024	301	343
7.875% due 09/15/2023	662	741

		12,951

Total Corporate Bonds & Notes (Cost $141,828)		147,252

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	90	102

Total Municipal Bonds & Notes (Cost $88)		102

U.S. GOVERNMENT AGENCIES 5.8%

Fannie Mae
5.764% due 03/25/2041 •(a)	1,981	333
6.614% due 03/25/2036 •(a)	864	143
26.216% due 12/25/2036 •	51	77

Freddie Mac
4.000% due 01/01/2048 - 03/01/2049	1,892	2,034
6.386% due 07/15/2036 •(a)	1,064	192
6.616% due 04/15/2036 •(a)	213	29

Ginnie Mae
0.781% due 04/20/2068 •	1,170	1,179
2.125% due 11/20/2044 •	431	447

Ginnie Mae, TBA
5.000% due 10/01/2051	5,400	5,815

Uniform Mortgage-Backed Security
3.500% due 06/01/2045 - 04/01/2048	11,852	12,606

Uniform Mortgage-Backed Security, TBA
3.500% due 11/01/2051 - 12/01/2051	3,600	3,812
4.500% due 10/01/2051	26,700	28,880

Total U.S. Government Agencies (Cost $54,652)		55,547

U.S. TREASURY OBLIGATIONS 15.4%

U.S. Treasury Bonds
3.000% due 08/15/2048	240	286
4.625% due 02/15/2040	782	1,118

U.S. Treasury Inflation Protected Securities (g)
0.625% due 02/15/2043	730	871
0.750% due 02/15/2045	695	857
1.000% due 02/15/2046	149	194
1.375% due 02/15/2044	11,605	15,958

U.S. Treasury Notes
0.375% due 12/31/2025 (l)(n)	2,900	2,842
0.375% due 01/31/2026 (l)	7,400	7,243
0.500% due 02/28/2026	12,200	11,996
1.500% due 10/31/2024 (l)	17,591	18,112
1.625% due 02/15/2026 (l)(n)	3,400	3,509
1.750% due 05/15/2023 (l)	2,330	2,389
1.750% due 12/31/2024 (l)(n)	9,900	10,274
2.000% due 07/31/2022 (l)	54,705	55,579
2.250% due 12/31/2023 (l)(n)	2,700	2,815
2.375% due 05/15/2029 (n)	4,800	5,154
2.625% due 12/31/2025	7,439	7,991

Total U.S. Treasury Obligations (Cost $143,976)		147,188

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 10.2%

ACRES Commercial Realty Corp.
2.664% due 04/17/2037 •		$901	$902

Adjustable Rate Mortgage Trust
2.675% due 09/25/2035 ^~		15	14
2.842% due 01/25/2036 ^~		1,199	1,058

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ		334	306

Avon Finance PLC
0.950% due 09/20/2048 •	GBP	8,399	11,361

Banc of America Funding Trust
0.507% due 04/20/2047 ^•		$46	46
2.496% due 09/20/2034 ~		8	8

BCAP LLC Trust
5.250% due 04/26/2037		63	46

BDS Ltd.
1.464% due 09/15/2035 •		3,789	3,801

Bear Stearns Adjustable Rate Mortgage Trust
2.176% due 04/25/2033 ~		23	25
2.395% due 08/25/2033 ~		35	36
2.509% due 02/25/2033 ~		3	3
2.563% due 01/25/2033 ~		399	416
2.767% due 01/25/2035 ~		4	4
2.929% due 02/25/2034 ~		5	5
3.130% due 07/25/2034 ~		71	70

Bear Stearns ALT-A Trust
0.586% due 01/25/2036 ^•		69	85
2.169% due 10/25/2033 ~		2	2
2.622% due 05/25/2035 ~		26	26

Citigroup Mortgage Loan Trust, Inc.
1.860% due 09/25/2035 •		2	2

Countrywide Alternative Loan Trust
0.266% due 05/25/2047 •		148	143
0.486% due 08/25/2037 •		128	92
0.726% due 11/25/2035 •		2,622	2,378
0.727% due 12/20/2035 •		530	507
1.092% due 12/25/2035 •		77	76
5.500% due 11/25/2035		53	42
6.250% due 08/25/2036		1,385	1,115

Countrywide Home Loan Mortgage Pass-Through Trust
0.746% due 02/25/2035 •		17	16
2.887% due 08/25/2034 ~		10	10
2.922% due 09/25/2047 ^~		2	2

Credit Suisse First Boston Mortgage Securities Corp.
0.699% due 03/25/2032 ~		7	7

Credit Suisse Mortgage Capital Trust
2.986% due 12/26/2059 ~		705	710

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.836% due 10/25/2047 •		2,216	2,105

Eurohome UK Mortgages PLC
0.220% due 06/15/2044 •	GBP	220	291

FWD Securitization Trust
2.240% due 01/25/2050 ~		$1,151	1,169

GCAT LLC
2.981% due 09/25/2025 þ		1,297	1,309

GSR Mortgage Loan Trust
2.622% due 11/25/2035 ~		3	3
6.000% due 03/25/2032		1	1

HarborView Mortgage Loan Trust
0.292% due 12/19/2036 •		559	531
0.307% due 07/19/2047 •		2,406	2,356

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	3,809	5,155

IndyMac Mortgage Loan Trust
0.566% due 07/25/2035 •		$2	1
0.726% due 07/25/2045 •		43	39

JP Morgan Mortgage Trust
3.003% due 04/25/2037 ~		49	44

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ		1,500	1,504

Lehman XS Trust
0.336% due 08/25/2037 •		871	857
0.446% due 12/25/2036 •		1,136	1,187

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Luminent Mortgage Trust
3.056% due 04/25/2036 ~		$4,041	$3,592

MASTR Adjustable Rate Mortgages Trust
0.296% due 04/25/2046 •		4	4
2.361% due 10/25/2033 ~		547	464

Merrill Lynch Alternative Note Asset Trust
0.486% due 03/25/2037 •		4,401	1,599

Merrill Lynch Mortgage Investors Trust
0.586% due 11/25/2035 •		188	188
1.941% due 05/25/2033 ~		49	51

Merrill Lynch Mortgage-Backed Securities Trust
2.714% due 04/25/2037 ^~		11	11

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		1,884	1,949
3.500% due 10/25/2059 ~		589	617

PHH Alternative Mortgage Trust
0.406% due 02/25/2037 •		2,024	1,619

PRET LLC
1.843% due 09/25/2051 «þ		2,900	2,899

Residential Accredit Loans, Inc. Trust
0.256% due 01/25/2037 •		2,050	1,954

Ripon Mortgages PLC
0.868% due 08/20/2056 •	GBP	12,194	16,460

Sequoia Mortgage Trust
0.658% due 03/20/2035 •		$6	5
1.936% due 01/20/2047 ^~		5	4

Structured Adjustable Rate Mortgage Loan Trust
3.405% due 11/25/2035 ^~		768	738

Structured Asset Mortgage Investments Trust
0.787% due 02/19/2035 •		22	22

Taurus UK DAC
0.899% due 05/17/2031 •	GBP	500	676

Thornburg Mortgage Securities Trust
1.479% due 06/25/2047 ^•		$8	8

Towd Point Mortgage Funding
0.950% due 07/20/2045 •	GBP	5,464	7,389
1.250% due 02/20/2054 •		1,544	2,091

Towd Point Mortgage Funding PLC
1.097% due 10/20/2051 •		1,746	2,372

WaMu Mortgage Pass-Through Certificates Trust
0.902% due 07/25/2047 •		$380	347
0.972% due 10/25/2046 ^•		4,150	4,015
1.782% due 12/25/2046 •		176	173
2.584% due 01/25/2037 ^~		3	3
2.707% due 04/25/2037 ^~		8	8
2.762% due 12/25/2036 ^~		2	2

Washington Mutual Mortgage Pass-Through Certificates Trust
0.842% due 02/25/2047 ^•		1,815	1,682
1.062% due 05/25/2046 ^•		4	3

Wells Fargo Alternative Loan Trust
2.573% due 07/25/2037 ^~		48	45
6.250% due 07/25/2037 ^		1,394	1,402

Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047		4,652	4,838

Total Non-Agency Mortgage-Backed Securities (Cost $92,410)			97,096

ASSET-BACKED SECURITIES 15.0%

ACE Securities Corp. Home Equity Loan Trust
1.886% due 10/25/2032 •		12	13

Argent Securities Trust
0.196% due 09/25/2036 •		747	322

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.166% due 01/25/2034 •		1,309	1,307

Asset-Backed Funding Certificates Trust
0.821% due 03/25/2035 •		1,140	1,123

Assurant CLO Ltd.
1.384% due 10/20/2029 •		1,100	1,100

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		325	327

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	95

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Black Diamond CLO DAC
0.980% due 05/15/2032 •(b)	EUR	2,100	$2,433

Cairn CLO DAC
0.780% due 10/15/2031 •		850	986

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		1,450	1,681
0.890% due 08/15/2032 •		2,300	2,667

Carrington Mortgage Loan Trust
0.346% due 02/25/2037 •		$4,197	4,135
1.254% due 10/20/2029 •		3,100	3,104

Citigroup Mortgage Loan Trust
0.236% due 12/25/2036 •		3,443	1,779
0.406% due 09/25/2036 •		4,007	3,464

Countrywide Asset-Backed Certificates
0.226% due 07/25/2037 ^•		1,245	1,227
0.226% due 12/25/2046 •		5,867	5,706
0.236% due 06/25/2047 ^•		486	485
0.336% due 01/25/2046 ^•		5,813	5,693
0.336% due 06/25/2047 •		1,385	1,356
0.486% due 08/25/2036 •		656	655
0.486% due 02/25/2037 •		534	516
0.646% due 09/25/2036 •		67	67
0.686% due 06/25/2036 •		436	434

Countrywide Asset-Backed Certificates Trust
0.236% due 03/25/2047 ^•		1,388	1,375
0.276% due 06/25/2047 •		182	182
1.181% due 12/25/2034 •		75	75
1.211% due 12/25/2034 •		646	648

Fremont Home Loan Trust
0.746% due 01/25/2036 •		621	613

Galaxy CLO Ltd.
1.096% due 10/15/2030 •		1,000	1,001

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		531	533

GoldenTree Loan Management EUR CLO DAC
0.900% due 01/20/2032 •	EUR	10,500	12,097

GSAA Home Equity Trust
0.326% due 06/25/2036 •		$647	195

GSAMP Trust
0.216% due 12/25/2046 •		1,970	1,385
0.236% due 12/25/2046 •		319	220

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	1,000	1,150

Home Equity Mortgage Loan Asset-Backed Trust
0.296% due 04/25/2037 •		$276	230

HSI Asset Securitization Corp. Trust
0.304% due 12/25/2036 •		8,789	3,403

JP Morgan Mortgage Acquisition Trust
0.386% due 07/25/2036 •		654	386
0.386% due 03/25/2037 •		2,588	2,518

Laurelin DAC
0.720% due 10/20/2031 •	EUR	2,700	3,113

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		$637	639
3.750% due 04/25/2059 þ		1,585	1,597

Long Beach Mortgage Loan Trust
0.526% due 02/25/2036 •		1,811	1,804
1.061% due 04/25/2035 •		1,478	1,482

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	600	696

MASTR Asset-Backed Securities Trust
0.246% due 10/25/2036 •		$3,152	2,118
0.566% due 03/25/2036 •		487	393

Morgan Stanley ABS Capital, Inc. Trust
0.216% due 01/25/2037 •		2,488	1,538
0.216% due 02/25/2037 •		3,151	2,978
0.226% due 08/25/2036 •		4,221	2,665
1.016% due 07/25/2035 •		2,271	2,278

Morgan Stanley Home Equity Loan Trust
0.256% due 04/25/2037 •		2,624	1,744

Morgan Stanley Mortgage Loan Trust
0.806% due 04/25/2037 •		361	153

Mountain View CLO LLC
1.216% due 10/16/2029 •		2,282	2,283

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nassau Ltd.
1.276% due 10/15/2029 •		$1,746	$1,746

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.416% due 10/25/2036 ^•		1,506	417

NovaStar Mortgage Funding Trust
0.406% due 10/25/2036 •		2,191	1,812

Ownit Mortgage Loan Trust
0.986% due 10/25/2036 ^•		332	346

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 •	EUR	4,200	4,866
0.870% due 02/15/2030 •		1,828	2,120
1.150% due 01/15/2030 •		873	1,011

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.961% due 10/25/2034 •		$1,131	1,168

PRET LLC
1.744% due 07/25/2051 þ		1,300	1,303
1.868% due 07/25/2051 þ		985	986

RAAC Trust
0.596% due 08/25/2036 •		142	144

Residential Asset Mortgage Products Trust
0.761% due 11/25/2035 •		2,228	2,217

Securitized Asset-Backed Receivables LLC Trust
0.666% due 11/25/2035 •		516	516
0.806% due 10/25/2035 •		2,650	2,590

Segovia European CLO
0.880% due 07/20/2032 •	EUR	2,150	2,483

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		$2,468	2,535

Soundview Home Loan Trust
0.166% due 06/25/2037 •		621	525
0.286% due 06/25/2037 •		1,148	996
0.346% due 02/25/2037 •		1,347	509
0.551% due 02/25/2036 •		1,474	1,447

Theorem Funding Trust
1.210% due 12/15/2027		2,518	2,521

Tikehau CLO BV
0.870% due 08/04/2034 •	EUR	2,500	2,884

Toro European CLO DAC
0.920% due 01/12/2032 •		9,100	10,554

Towd Point Mortgage Trust
1.086% due 05/25/2058 •		$588	593

WaMu Asset-Backed Certificates WaMu Trust
0.326% due 05/25/2037 •		4,907	4,647

Total Asset-Backed Securities (Cost $139,531)			143,008

SOVEREIGN ISSUES 0.7%

Argentina Government International Bond
0.500% due 07/09/2030 þ		722	265
1.000% due 07/09/2029		149	57
1.125% due 07/09/2035 þ		1,323	434
2.500% due 07/09/2041 þ		4,395	1,613
15.500% due 10/17/2026	ARS	31,468	70

Autonomous City of Buenos Aires
39.149% (BADLARPP + 5.000%) due 01/23/2022 ~		5,432	31

Israel Government International Bond
4.125% due 01/17/2048		$400	482

Saudi Government International Bond
3.450% due 02/02/2061		1,800	1,771
4.000% due 04/17/2025		1,074	1,177
4.500% due 10/26/2046		200	231
5.000% due 04/17/2049		650	811

Total Sovereign Issues (Cost $7,591)			6,942

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

Banco Santander S.A.
5.250% due 09/29/2023 •(h)(i)		200,000	243

		SHARES	MARKET VALUE (000S)

JPMorgan Chase & Co.
3.599% (US0003M + 3.470%) due 01/30/2022 ~(h)		1,232,000	$1,239

Stichting AK Rabobank Certificaten
19.437% due 12/29/2049 þ(h)		486,375	812

Total Preferred Securities (Cost $2,036)			2,294

SHORT-TERM INSTRUMENTS 16.5%

REPURCHASE AGREEMENTS (j) 4.5%
			43,275

		PRINCIPAL AMOUNT (000S)
ISRAEL TREASURY BILLS 2.4%
0.000% due 04/06/2022 (e)(f)	ILS	72,400	22,453

U.S. TREASURY BILLS 0.4%
0.036% due 10/05/2021 - 10/07/2021 (d)(e)(n)		$4,048	4,048

U.S. TREASURY CASH MANAGEMENT BILLS 9.2%
0.038% due 01/25/2022 - 02/01/2022 (b)(d)(e)(n)		87,600	87,594

Total Short-Term Instruments (Cost $156,900)			157,370

Total Investments in Securities (Cost $739,012)			756,799

		SHARES
INVESTMENTS IN AFFILIATES 28.0%

SHORT-TERM INSTRUMENTS 28.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 28.0%

PIMCO Short Asset Portfolio		5,815,431	58,247

PIMCO Short-Term Floating NAV Portfolio III		21,231,029	209,381

Total Short-Term Instruments (Cost $267,658)			267,628

Total Investments in Affiliates (Cost $267,658)			267,628

Total Investments 107.2% (Cost $1,006,670)			$1,024,427

Financial Derivative Instruments (k)(m) (0.0)% (Cost or Premiums, net $2,061)			(341)

Other Assets and Liabilities, net (7.2)%			(68,274)

Net Assets 100.0%			$955,812

96	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BSN	0.030%	09/30/2021	10/01/2021	$22,100	U.S. Treasury Bonds 3.000% due 11/15/2044	$(22,565)	$22,100	$22,100
FICC	0.000	09/30/2021	10/01/2021	3,575	U.S. Treasury Notes 0.125% due 12/31/2022	(3,647)	3,575	3,575
NOM	0.030	09/30/2021	10/01/2021	17,600	U.S. Treasury Bonds 2.375% due 11/15/2049	(17,874)	17,600	17,600

Total Repurchase Agreements						$(44,086)	$43,275	$43,275

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.6)%
Uniform Mortgage-Backed Security, TBA	5.000%	10/01/2051	$	5,400	$(5,921)	$(5,936)

Sovereign Issues (1.5)%
Canada Government International Bond	2.750%	12/01/2048	CAD	15,600	(15,026)	(14,494)

Total Short Sales (2.1)%					$(20,947)	$(20,430)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$22,100	$0	$0	$0	$22,100	$(22,565)	$(465)
FICC	3,575	0	0	0	3,575	(3,647)	(72)
NOM	17,600	0	0	0	17,600	(17,874)	(274)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(14,494)	(14,494)	0	(14,494)

Total Borrowings and Other Financing Transactions	$43,275	$0	$0	$(14,494)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $131 of accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	97

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2022	463	$115,177	$(41)	$12	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2024	463	$(113,892)	$239	$0	$(9)
E-mini S&P 500 Index December Futures	12/2021	122	(26,216)	153	317	0
Euro STOXX 50 December Futures	12/2021	142	(6,658)	(54)	25	(29)
Euro-Bund 10-Year Bond December Futures	12/2021	21	(4,131)	59	8	(7)
FTSE 100 Index December Futures	12/2021	21	(2,001)	(58)	0	(22)
Nikkei 225 Yen-denominated December Futures	12/2021	29	(3,818)	26	52	(24)
U.S. Treasury 2-Year Note December Futures	12/2021	639	(140,615)	78	0	(25)
U.S. Treasury 5-Year Note December Futures	12/2021	12	(1,473)	12	0	(1)
U.S. Treasury 10-Year Note December Futures	12/2021	51	(6,712)	73	0	(7)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	246	(47,001)	1,747	39	0
United Kingdom Long Gilt December Futures	12/2021	12	(2,024)	51	8	(2)

				$2,326	$449	$(126)

Total Futures Contracts				$2,285	$461	$(126)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.193%	$300	$(3)	$1	$(2)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2026	0.550%	$900	$16	$3	$19	$0	$(1)
Boeing Co.	1.000	Quarterly	06/20/2026	1.008	900	(5)	5	0	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	1.067	600	(4)	2	(2)	0	0

						$7	$10	$17	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	(1.000)%	Quarterly	12/20/2025	$	1,900	$(46)	$0	$(46)	$0	$0

98	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-36 5-Year Index	5.000%	Quarterly	06/20/2026	$	2,900	$260	$11	$271	$0	$(3)
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026		400	38	0	38	0	(1)
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		4,200	105	(2)	103	0	(1)
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		9,200	222	(1)	221	0	(4)
iTraxx Europe Main 35 5-Year Index	1.000	Quarterly	06/20/2026	EUR	11,000	341	(4)	337	1	0
iTraxx Europe Main 36 5-Year Index	1.000	Quarterly	12/20/2026		2,200	68	0	68	1	0

						$1,034	$4	$1,038	$2	$(9)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP	21,000	$(75)	$(556)	$(631)	$0	$(96)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		16,500	(244)	1,724	1,480	246	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	449,600	(429)	(282)	(711)	0	(1)
Pay	1-Year BRL-CDI	6.572	Maturity	01/02/2023		61,900	0	(242)	(242)	0	(9)
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	13,400	0	(83)	(83)	2	0
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		26,800	0	(166)	(166)	4	0
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		65,000	1,185	(289)	896	5	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		14,100	(229)	1,154	925	0	(73)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		3,200	27	(115)	(88)	0	(16)
Pay	3-Month CNY-CNREPOFIX	2.688	Quarterly	03/17/2026	CNY	12,400	0	19	19	1	0
Pay	3-Month CNY-CNREPOFIX	2.690	Quarterly	03/17/2026		17,900	0	27	27	1	0
Pay	3-Month CNY-CNREPOFIX	2.700	Quarterly	03/17/2026		17,900	0	29	29	1	0
Pay	3-Month CNY-CNREPOFIX	2.705	Quarterly	03/17/2026		17,900	0	29	29	1	0
Pay	3-Month CNY-CNREPOFIX	2.770	Quarterly	03/17/2026		17,900	0	37	37	1	0
Pay	3-Month CNY-CNREPOFIX	2.810	Quarterly	03/17/2026		35,700	0	83	83	3	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022	$	50,300	647	(198)	449	4	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		12,700	(201)	(865)	(1,066)	0	(20)
Pay	3-Month USD-LIBOR	0.891	Semi-Annual	11/15/2045		28,700	0	(5,503)	(5,503)	57	0
Pay	3-Month USD-LIBOR	0.896	Semi-Annual	11/15/2045		5,800	0	(1,106)	(1,106)	11	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		13,200	2,707	(844)	1,863	0	(24)
Pay	6-Month AUD-LIBOR	2.000	Semi-Annual	06/16/2031	AUD	7,400	59	155	214	0	(10)
Pay(6)	6-Month EUR-EURIBOR	(0.471)	Annual	11/03/2023	EUR	146,700	0	(194)	(194)	10	0
Receive(6)	6-Month EUR-EURIBOR	(0.025)	Annual	11/03/2031		8,800	0	210	210	0	0
Pay(6)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		22,300	428	(368)	60	0	(2)
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	03/16/2052		8,100	(337)	341	4	28	0
Pay	6-Month JPY-LIBOR	0.350	Semi-Annual	03/17/2051	JPY	1,182,000	(720)	180	(540)	63	0
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	1,300	(1)	(54)	(55)	12	0
Pay	UKRPI	3.593	Maturity	11/15/2028		3,900	0	(94)	(94)	37	0
Pay	UKRPI	3.595	Maturity	11/15/2028		8,300	669	(866)	(197)	78	0
Pay	UKRPI	3.603	Maturity	11/15/2028		3,800	0	(85)	(85)	36	0
Pay	UKRPI	3.475	Maturity	08/15/2030		8,900	(316)	(643)	(959)	107	0
Receive	UKRPI	3.397	Maturity	11/15/2030		700	0	89	89	0	(8)
Receive	UKRPI	3.445	Maturity	11/15/2030		1,200	0	143	143	0	(13)
Receive	UKRPI	3.510	Maturity	11/15/2030		600	0	65	65	0	(6)
Pay	UKRPI	3.217	Maturity	11/15/2040		1,200	0	(325)	(325)	22	0
Pay	UKRPI	3.272	Maturity	11/15/2040		900	0	(224)	(224)	16	0
Pay	UKRPI	3.273	Maturity	11/15/2040		1,200	0	(298)	(298)	21	0
Pay	UKRPI	3.340	Maturity	11/15/2040		1,000	0	(221)	(221)	18	0
Receive	UKRPI	3.000	Maturity	11/15/2050		500	0	234	234	0	(14)
Receive	UKRPI	3.051	Maturity	11/15/2050		900	0	389	389	0	(24)
Receive	UKRPI	3.143	Maturity	11/15/2050		400	0	146	146	0	(10)

							$3,170	$(8,567)	$(5,397)	$785	$(326)

Total Swap Agreements							$4,162	$(8,552)	$(4,390)	$787	$(336)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	99

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$461	$787	$1,248	$0	$ (126)	$ (336)	$ (462)

(l)

Securities with an aggregate market value of $12,673 and cash of $2,476 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021	AUD	4,450		$3,229	$12	$0
	10/2021	CHF	66,737		72,803	1,192	0
	10/2021	CNH	25,324		3,911	0	(12)
	10/2021	DKK	2,653		417	4	0
	10/2021	EUR	930		1,095	18	0
	10/2021	MXN	8,196		408	12	0
	10/2021		$3,214	AUD	4,432	0	(10)
	10/2021		62,233	CHF	57,807	0	(205)
	10/2021		117,079	GBP	86,588	0	(411)
	10/2021		1,797	ILS	5,764	0	(9)
	10/2021		13,268	MYR	55,499	0	(34)
	10/2021		730	NOK	6,250	0	(15)
	11/2021	AUD	4,432		$3,214	10	0
	11/2021	CHF	57,807		62,278	206	0
	11/2021	GBP	86,588		117,084	412	0
	11/2021	PLN	371		98	4	0
	11/2021	RUB	64,087		856	0	(18)
	11/2021	TWD	1,510,923		54,635	202	0
	12/2021	HKD	286,438		36,840	38	0
	12/2021	MYR	55,499		13,232	32	0
	12/2021	RUB	245,677		3,294	0	(38)
	12/2021		$1,184	INR	88,161	0	(6)
	12/2021		1,588	KRW	1,856,786	0	(22)
	12/2021	ZAR	17,658		$1,237	76	0
	01/2022		$17	CZK	367	0	0
	02/2022	PLN	451		$118	4	0
	04/2022		$417	DKK	2,643	0	(4)

100	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2021	BRL	31,986		$5,880	$7	$0
	10/2021	CNH	15,090		2,328	0	(10)
	10/2021	EUR	9,901		11,705	237	0
	10/2021	MXN	15,721		779	17	0
	10/2021	NOK	85,494		9,673	0	(107)
	10/2021		$1,950	AUD	2,657	0	(29)
	10/2021		6,053	BRL	31,986	0	(180)
	10/2021		675	CNH	4,360	1	0
	10/2021		2,569	DKK	16,060	0	(68)
	10/2021		6,761	EUR	5,712	0	(145)
	10/2021		2,977	GBP	2,154	0	(75)
	10/2021		5,072	MXN	102,122	0	(125)
	11/2021	BRL	31,986		$6,025	178	0
	11/2021	IDR	59,684,634		4,151	3	0
	11/2021	ILS	4,684		1,430	0	(24)
	11/2021	MXN	22,181		1,099	30	0
	11/2021		$241	COP	920,730	0	0
	11/2021		6,477	TWD	178,988	1	(30)
	12/2021	HKD	18,199		$2,340	2	0
	12/2021	KRW	529,441		452	5	0
	12/2021	MXN	102,122		5,031	126	0
	12/2021		$279	THB	9,139	0	(9)

BRC	10/2021	CHF	985		$1,075	19	0
	10/2021		$1,299	EUR	1,099	0	(26)
	10/2021		1,574	GBP	1,141	0	(37)
	10/2021		7,914	SEK	68,348	0	(107)
	11/2021	RUB	186,430		$2,497	0	(45)
	11/2021		$6,364	SEK	55,663	0	(4)
	12/2021	THB	76,765		$2,342	74	0
	12/2021		$1,006	MYR	4,232	2	(1)

CBK	10/2021	AUD	21,607		$15,689	68	0
	10/2021	DKK	1,218		192	2	0
	10/2021	EUR	1,414		1,672	34	0
	10/2021	GBP	2,452		3,375	71	0
	10/2021	NZD	3,343		2,356	48	0
	10/2021	SEK	2,875		333	5	0
	10/2021	TRY	1,646		195	11	0
	10/2021		$3,005	AUD	4,095	0	(44)
	10/2021		5,079	GBP	3,673	0	(130)
	10/2021		11,083	JPY	1,214,800	0	(168)
	11/2021	RUB	530,462		$7,099	0	(134)
	11/2021		$254	HUF	74,749	0	(13)
	11/2021		5,771	MXN	117,748	0	(103)
	12/2021	CNH	8,800		$1,355	0	(3)
	12/2021	INR	19,218		259	2	0
	12/2021	KRW	924,019		780	1	0
	12/2021	RUB	161,948		2,181	0	(15)
	12/2021		$1,796	HKD	13,975	0	0
	12/2021		1,721	ZAR	24,933	0	(81)
	12/2021	ZAR	4,761		$323	10	0
	02/2022	PLN	346		90	4	0
	04/2022	ILS	72,400		22,112	0	(400)
	04/2022		$192	DKK	1,214	0	(2)

FBF	10/2021	BRL	2,798		$541	27	0
	10/2021		$514	BRL	2,798	0	(1)

GLM	10/2021	CNH	7,647		$1,180	0	(5)
	10/2021	DKK	1,985		316	7	0
	10/2021	MYR	4,815		1,158	9	0
	10/2021	RUB	472,853		6,308	0	(172)
	10/2021	SEK	5,310		620	13	0
	10/2021	TRY	13,485		1,598	87	0
	10/2021		$3,342	CHF	3,063	0	(55)
	10/2021		434	MXN	8,776	0	(10)
	11/2021	RUB	195,949		$2,628	0	(44)
	11/2021	TWD	421,435		15,283	100	0
	12/2021	CNH	8,461		1,301	0	(4)
	12/2021	RUB	394,245		5,299	0	(48)
	12/2021	SGD	258		191	1	0
	12/2021		$2,047	IDR	29,457,439	0	(6)
	12/2021		406	MYR	1,694	0	(3)
	12/2021		1,327	ZAR	19,189	0	(65)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	101

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	10/2021	EUR	15,046		$17,811	$382	$0
	10/2021	JPY	15,987,226		145,266	1,619	0
	10/2021	MXN	109,047		5,477	195	0
	10/2021	RUB	53,912		715	0	(24)
	10/2021		$1,148	CHF	1,051	0	(20)
	10/2021		1,533	CNH	9,908	2	0
	10/2021		4,173	JPY	458,900	0	(49)
	10/2021		3,458	RUB	253,135	11	0
	11/2021	CNH	9,933		$1,533	0	(2)
	11/2021	IDR	7,302,180		510	3	0
	11/2021	ILS	4,802		1,480	0	(10)
	11/2021	RUB	13,674		183	0	(3)
	11/2021		$4,282	TWD	118,149	0	(25)
	12/2021	PHP	14,568		$291	8	0
	12/2021		$602	IDR	8,658,210	0	(2)
	12/2021		1,737	ZAR	25,138	0	(84)

IND	10/2021		1,149	MYR	4,815	0	(1)
	12/2021	MYR	4,815		$1,147	1	0

JPM	10/2021	BRL	2,307		440	16	0
	10/2021		$424	BRL	2,307	0	0
	10/2021		140	CZK	3,006	0	(3)
	10/2021		455	ILS	1,457	0	(3)
	10/2021		5,747	MXN	120,895	109	0
	11/2021		1,788	IDR	25,694,310	0	(2)
	12/2021	PHP	32,360		$670	42	0
	12/2021	THB	65,305		1,990	60	0

MYI	10/2021	BRL	63,832		11,776	55	0
	10/2021	CAD	315		249	0	0
	10/2021	DKK	7,922		1,246	12	0
	10/2021	SEK	4,500		523	9	0
	10/2021		$11,735	BRL	63,832	0	(14)
	10/2021		12,311	CAD	15,583	0	(8)
	10/2021		1,364	CHF	1,253	0	(19)
	10/2021		119,420	JPY	13,298,026	64	0
	10/2021		797	NOK	6,925	0	(5)
	10/2021		2,320	NZD	3,343	0	(12)
	10/2021		3,690	RUB	270,384	16	(1)
	11/2021	BRL	3,452		$632	1	0
	11/2021	IDR	14,382		1	0	0
	11/2021	JPY	13,298,026		119,443	0	(64)
	11/2021	NOK	72,319		8,206	0	(65)
	11/2021	NZD	3,343		2,319	12	0
	11/2021	PLN	699		184	8	0
	11/2021	TWD	419,518		15,239	125	0
	11/2021		$7,133	BRL	38,897	0	(23)
	11/2021		90	HUF	26,503	0	(4)
	11/2021		585	IDR	8,410,909	0	0
	12/2021		1,667	MYR	6,973	3	(11)
	12/2021	ZAR	8,905		$616	30	0
	04/2022		$1,246	DKK	7,892	0	(12)

RBC	11/2021	TWD	379,494		$13,762	90	0

RYL	12/2021	SGD	520		385	2	0
	12/2021		$358	THB	11,867	0	(7)

SCX	10/2021	AUD	5,229		$3,793	12	0
	10/2021	BRL	38,897	EUR	6,161	0	(6)
	10/2021		38,897		$7,151	8	0
	10/2021	EUR	6,287	BRL	38,897	0	(140)
	10/2021		24,698		$29,096	487	0
	10/2021	GBP	92,080		126,185	2,117	0
	10/2021	MYR	55,499		13,337	103	0
	10/2021	RUB	495,624		6,618	0	(174)
	10/2021		$7,200	BRL	38,897	0	(58)
	10/2021		2,213	JPY	243,100	0	(29)
	11/2021	EUR	45,178		$52,388	27	0
	12/2021	CNH	9,991		1,537	0	(4)
	12/2021		$1,244	IDR	17,872,522	0	(6)
	12/2021		4,744	INR	355,648	15	(6)
	12/2021		745	KRW	867,701	0	(13)
	12/2021		4,488	SGD	5,941	0	(113)

102	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2021		$1,892	ZAR	27,083	$0	$(110)

SOG	11/2021		96	HUF	28,293	0	(5)

SSB	10/2021	DKK	2,520		$401	8	0
	10/2021		$1,774	CHF	1,624	0	(31)
	10/2021		1,338	GBP	976	0	(23)

TOR	10/2021	CAD	23,413		$18,527	42	0
	10/2021	MXN	105,174		5,178	84	0
	10/2021		$11,587	AUD	15,990	0	(27)
	10/2021		6,181	CAD	7,830	1	0
	10/2021		7,066	JPY	772,400	0	(126)
	11/2021	AUD	15,990		$11,588	27	0
	11/2021	CAD	7,830		6,181	0	(1)
	12/2021	CNH	9,465		1,460	0	0
	12/2021	MXN	24,019		1,191	38	0
	12/2021		$623	IDR	8,956,344	0	(3)
	01/2022		5,100	MXN	105,174	0	(84)

UAG	10/2021	BRL	1,946		$378	21	0
	10/2021	RUB	163,156		2,165	0	(71)
	10/2021		$358	BRL	1,946	0	0
	10/2021		3,166	CHF	2,924	0	(28)
	11/2021	IDR	5,194,111		$361	0	0
	11/2021	RUB	266,329		3,557	0	(74)
	11/2021		$1,409	TWD	38,957	0	(5)
	12/2021	INR	29,433		$396	3	0
	12/2021		$2,101	HKD	16,344	0	(1)
	12/2021		2,058	ZAR	29,875	0	(93)

Total Forward Foreign Currency Contracts						$9,292	$(5,016)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.850%	03/18/2024	87,200	$837	$600

Total Purchased Options							$837	$600

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000%	11/17/2021	1,000	$(5)	$(2)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	1,300	(6)	(7)

BPS	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	600	(3)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	3,700	(4)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	2,000	(2)	(1)

BRC	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	10/20/2021	1,400	(7)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	2,900	(14)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	11/17/2021	6,600	(33)	(14)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	3.750	01/19/2022	1,400	(8)	(10)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	2,750	(3)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	11/17/2021	2,400	(3)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	2,700	(3)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	1,900	(2)	0

CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	400	(2)	0

DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	1,100	(4)	(1)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	1,200	(5)	(6)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	2,100	(2)	(3)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	500	(2)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	6,000	(7)	(2)

FBF	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	600	(1)	0

GST	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	10/20/2021	1,500	(6)	(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	900	(4)	(1)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	103

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700%	10/20/2021	1,800	$(2)	$0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	10/20/2021	2,500	(2)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	11/17/2021	4,000	(4)	(1)

JPM	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	600	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	1,400	(2)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	2,700	(3)	(1)

MYC	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000	11/17/2021	1,400	(6)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	9,700	(10)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	4,800	(5)	(3)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	1,500	(2)	(2)

						$(163)	$(64)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
NGF	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	03/18/2024	174,500	$(838)	$(527)

Total Written Options							$(1,001)	$(591)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$3,210	$(692)	$604	$0	$(88)

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	5,642	(1,245)	1,091	0	(154)

						$(1,937)	$1,695	$0	$(242)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	NDDUWXUS Index	4,871	(0.018)% (1-Month USD-LIBOR less a specified spread)	Monthly	01/12/2022	$36,765	$0	$4	$4	$0
	Pay	NDDUWXUS Index	4,023	(0.031)% (1-Month USD-LIBOR less a specified spread)	Monthly	01/12/2022	31,497	0	1,136	1,136	0
	Pay	NDUEEGF Index	45,148	0.103% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/12/2022	27,827	0	2	2	0
	Receive	RALVEIET Index	452,716	1.133% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/20/2022	64,023	0	(58)	0	(58)
	Receive	RALVEIIT Index	757,239	0.554% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/25/2022	128,057	0	(4,026)	0	(4,026)
	Receive	RALVEIET Index	342,950	1.237% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/10/2022	48,500	0	(79)	0	(79)
	Pay	S&P 500 Total Return Index	9,094	0.495% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/10/2022	81,799	0	57	57	0

BRC	Pay	S&P 500 Total Return Index	17,461	0.403% (1-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	01/12/2022	157,059	0	54	54	0

CBK	Pay	NDUEEGF Index	47,284	0.024% (1-Month USD-LIBOR less a specified spread)	Monthly	05/25/2022	29,917	0	774	774	0
	Receive	RALVEIUT Index	443,789	0.374% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/25/2022	93,719	0	(2,224)	0	(2,224)

FAR	Receive	RALVEIUT Index	1,100,354	0.403% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/12/2022	226,893	0	(76)	0	(76)

FBF	Pay	NDUEEGF Index	12,585	0.263% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/12/2022	7,757	0	2	2	0
	Pay	S&P 500 Total Return Index	202	0.393% (1-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	01/12/2022	1,817	0	1	1	0
	Receive	RALVEIET Index	382,792	0.944% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/25/2022	54,636	0	(522)	0	(522)

104	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	NDUEEGF Index	18,611	0.057% (1-Month USD-LIBOR less a specified spread)	Monthly	08/10/2022	$11,471	$0	$1	$1	$0
	Receive	RALVEIET Index	203,180	1.197% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/10/2022	28,734	0	(56)	0	(56)

GST	Receive	RALVEIET Index	134,697	0.883% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2022	19,049	0	(14)	0	(14)
	Pay	S&P 500 Total Return Index	4,982	0.483% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2022	44,812	0	13	13	0

JPM	Receive	RALVEIET Index	516,166	1.053% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/12/2022	72,996	0	(62)	0	(62)
	Pay	NDUEEGF Index	3,826	(0.068)% (1-Month USD-LIBOR less a specified spread)	Monthly	03/16/2022	2,358	0	0	0	0
	Pay	NDDUWXUS Index	16,888	(0.003)% (1-Month USD-LIBOR less a specified spread)	Monthly	08/10/2022	127,466	0	15	15	0
	Receive	RALVEIUT Index	1,179,077	0.445% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/10/2022	243,126	0	(143)	0	(143)

MEI	Pay	NDDUWXUS Index	269	(0.048)% (1-Month USD-LIBOR less a specified spread)	Monthly	01/12/2022	2,030	0	0	0	0
	Pay	NDDUWXUS Index	11,842	0.023% (1-Month USD-LIBOR less a specified spread)	Monthly	01/12/2022	89,380	0	13	13	0
	Receive	RALVEIIT Index	1,027,131	0.593% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/12/2022	168,275	0	(83)	0	(83)
	Receive	RALVEIIT Index	1,363,035	0.632% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/10/2022	223,309	0	(191)	0	(191)

MYI	Pay	RALVEIIT Index	56,478	0.654% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/12/2022	9,551	0	301	301	0

UAG	Pay	NDUEEGF Index	81,385	0.398% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/12/2022	50,162	0	17	17	0
	Receive	RALVEIIT Index	398,977	0.453% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2022	65,364	0	(24)	0	(24)
	Receive	RALVEIUT Index	36,301	0.513% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2022	7,485	0	(3)	0	(3)
	Pay	NDUEEGF Index	22,878	0.057% (1-Month USD-LIBOR less a specified spread)	Monthly	08/10/2022	14,101	0	1	1	0

								$0	$(5,170)	$2,391	$(7,561)

Total Swap Agreements								$(1,937)	$(3,475)	$2,391	$(7,803)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$2,222	$0	$0	$2,222	$(784)	$(9)	$(88)	$(881)	$1,341	$(1,630)	$(289)
BPS	607	0	1,199	1,806	(802)	(2)	(4,163)	(4,967)	(3,161)	(1,970)	(5,131)
BRC	95	0	54	149	(220)	(28)	(154)	(402)	(253)	(5,540)	(5,793)
CBK	256	0	774	1,030	(1,093)	0	(2,224)	(3,317)	(2,287)	835	(1,452)
DUB	0	0	0	0	0	(12)	0	(12)	(12)	(20)	(32)
FAR	0	0	0	0	0	0	(76)	(76)	(76)	5,300	5,224
FBF	27	0	4	31	(1)	0	(578)	(579)	(548)	(860)	(1,408)
GLM	217	0	0	217	(412)	0	0	(412)	(195)	42	(153)
GST	0	0	13	13	0	(3)	(14)	(17)	(4)	(1,310)	(1,314)
HUS	2,220	0	0	2,220	(219)	0	0	(219)	2,001	(2,780)	(779)
IND	1	0	0	1	(1)	0	0	(1)	0	0	0
JPM	227	0	15	242	(8)	(1)	(205)	(214)	28	681	709
MEI	0	0	13	13	0	0	(274)	(274)	(261)	5,836	5,575
MYC	0	0	0	0	0	(9)	0	(9)	(9)	(1,960)	(1,969)
MYI	335	0	301	636	(238)	0	0	(238)	398	(370)	28
NGF	0	600	0	600	0	(527)	0	(527)	73	0	73
RBC	90	0	0	90	0	0	0	0	90	0	90
RYL	2	0	0	2	(7)	0	0	(7)	(5)	0	(5)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	105

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
SCX	$2,769	$0	$0	$2,769	$(659)	$0	$0	$(659)	$2,110	$(2,320)	$(210)
SOG	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
SSB	8	0	0	8	(54)	0	0	(54)	(46)	0	(46)
TOR	192	0	0	192	(241)	0	0	(241)	(49)	0	(49)
UAG	24	0	18	42	(272)	0	(27)	(299)	(257)	(640)	(897)

Total Over the Counter	$9,292	$600	$2,391	$12,283	$(5,016)	$(591)	$(7,803)	$(13,410)

(n)

Securities with an aggregate market value of $12,694 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$394	$0	$67	$461
Swap Agreements	0	2	0	0	785	787

	$0	$2	$394	$0	$852	$1,248

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,292	$0	$9,292
Purchased Options	0	0	0	0	600	600
Swap Agreements	0	0	2,391	0	0	2,391

	$0	$0	$2,391	$9,292	$600	$12,283

	$0	$2	$2,785	$9,292	$1,452	$13,531

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$75	$0	$51	$126
Swap Agreements	0	10	0	0	326	336

	$0	$10	$75	$0	$377	$462

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,016	$0	$5,016
Written Options	0	64	0	0	527	591
Swap Agreements	0	242	7,561	0	0	7,803

	$0	$306	$7,561	$5,016	$527	$13,410

	$0	$316	$7,636	$5,016	$904	$13,872

106	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(800)	$0	$(3,677)	$(4,477)
Swap Agreements	0	1,553	0	0	(23,744)	(22,191)

	$0	$1,553	$(800)	$0	$(27,421)	$(26,668)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,723	$0	$18,723
Purchased Options	0	0	0	(7)	76	69
Written Options	0	239	0	869	520	1,628
Swap Agreements	0	258	70,445	0	(7)	70,696

	$0	$497	$70,445	$19,585	$589	$91,116

	$0	$2,050	$69,645	$19,585	$(26,832)	$64,448

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$21	$0	$(6,822)	$(6,801)
Swap Agreements	0	(243)	0	0	19,409	19,166

	$0	$(243)	$21	$0	$12,587	$12,365

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(15,374)	$0	$(15,374)
Purchased Options	0	0	0	(63)	(480)	(543)
Written Options	0	(13)	0	(184)	335	138
Swap Agreements	0	(152)	(10,953)	0	0	(11,105)

	$0	$(165)	$(10,953)	$(15,621)	$(145)	$(26,884)

	$0	$(408)	$(10,932)	$(15,621)	$12,442	$(14,519)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$88,725	$0	$88,725
Industrials	0	45,576	0	45,576
Utilities	0	12,951	0	12,951
Municipal Bonds & Notes
Illinois	0	102	0	102
U.S. Government Agencies	0	55,547	0	55,547
U.S. Treasury Obligations	0	147,188	0	147,188
Non-Agency Mortgage-Backed Securities	0	94,197	2,899	97,096
Asset-Backed Securities	0	143,008	0	143,008
Sovereign Issues	0	6,942	0	6,942
Preferred Securities
Banking & Finance	0	2,294	0	2,294
Short-Term Instruments
Repurchase Agreements	0	43,275	0	43,275
Israel Treasury Bills	0	22,453	0	22,453
U.S. Treasury Bills	0	4,048	0	4,048
U.S. Treasury Cash Management Bills	0	87,594	0	87,594

	$0	$753,900	$2,899	$756,799

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$267,628	$0	$0	$267,628

Total Investments	$267,628	$753,900	$2,899	$1,024,427

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(14,494)	$0	$(14,494)
U.S. Government Agencies	0	(5,936)	0	(5,936)

	$0	$(20,430)	$0	$(20,430)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	410	838	0	1,248
Over the counter	0	12,283	0	12,283

	$410	$13,121	$0	$13,531

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(84)	(378)	0	(462)
Over the counter	0	(13,410)	0	(13,410)

	$(84)	$(13,788)	$0	$(13,872)

Total Financial Derivative Instruments	$326	$(667)	$0	$(341)

Totals	$267,954	$732,803	$2,899	$1,003,656

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	107

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the Funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund.

108	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2021	(Unaudited)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Fundamental Advantage PLUS Fund	Quarterly	Quarterly

PIMCO RAE PLUS Fund	Quarterly	Quarterly

PIMCO RAE PLUS EMG Fund	Quarterly	Quarterly

PIMCO RAE PLUS International Fund	Quarterly	Quarterly

PIMCO RAE PLUS Small Fund	Quarterly	Quarterly

PIMCO RAE Worldwide Long/Short PLUS Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC,

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	109

Notes to Financial Statements	(Cont.)

subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in

110	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2021	(Unaudited)

the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the

NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable

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Notes to Financial Statements	(Cont.)

inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models

112	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2021	(Unaudited)

use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank

Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2021 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$0	$51,185	$(50,102)	$(60)	$(1)	$1,022	$47	$0

PIMCO RAE PLUS Fund	0	82,442	0	0	(90)	82,352	221	0

PIMCO RAE PLUS EMG Fund	0	49,183	(48,073)	(82)	(1)	1,027	51	0

PIMCO RAE PLUS International Fund	0	56,263	(56,179)	(84)	0	0	129	0

PIMCO RAE PLUS Small Fund	0	33,155	(33,105)	(50)	0	0	76	0

PIMCO RAE Worldwide Long/Short PLUS Fund	0	58,311	0	0	(64)	58,247	155	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$234,194	$705,588	$(799,100)	$169	$(128)	$140,723	$188	$0

PIMCO RAE PLUS Fund	536,594	513,544	(564,482)	(15)	127	485,768	444	0

PIMCO RAE PLUS EMG Fund	336,311	577,930	(777,269)	31	40	137,043	231	0

PIMCO RAE PLUS International Fund	329,812	583,724	(753,962)	635	(591)	159,618	224	0

PIMCO RAE PLUS Small Fund	267,216	288,470	(431,466)	15	28	124,263	170	0

PIMCO RAE Worldwide Long/Short PLUS Fund	338,602	306,958	(436,217)	(24)	62	209,381	257	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements	(Cont.)

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral)

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Notes to Financial Statements	(Cont.)

subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending

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Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended September 30, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument.

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Notes to Financial Statements	(Cont.)

When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

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For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit

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instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

Interest Rate	X	X	X	X	X	X

Call	X	X	X	X	X	X

Credit	X	X	X	X	X	X

High Yield	X	X	X	X	X	X

Market	X	X	X	X	X	X

Issuer	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X

Equity	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X

Currency	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X

Smaller Company	—	—	—	—	X	—

Management	X	X	X	X	X	X

Model	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other

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circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing a Fund and may cause PIMCO or Research Affiliates to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may rely on inaccurate data inputs may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

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Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by a Fund’s sub-adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or

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breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and

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termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A	Class C	Class R
PIMCO RAE Fundamental Advantage PLUS Fund	0.64%	0.25%	N/A	N/A		0.40%	N/A	N/A
PIMCO RAE PLUS Fund	0.54%	0.25%	0.35%	0.45%	(1)	0.40%	0.40%	N/A
PIMCO RAE PLUS EMG Fund	0.80%	0.30%	0.40%	N/A		0.45%	0.45%	N/A
PIMCO RAE PLUS International Fund	0.57%	0.25%	0.35%	N/A		0.35%	N/A	0.35%	*
PIMCO RAE PLUS Small Fund	0.59%	0.25%	0.35%	N/A		0.35%	0.35%	0.35%	*
PIMCO RAE Worldwide Long/Short PLUS Fund	0.94%	0.25%	0.35%	N/A		0.40%	0.40%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and

0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

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The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
Class R

All Funds	0.25%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2021, the Distributor retained $2,356,447 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares , which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO RAE PLUS Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, the Fund below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO RAE PLUS Fund	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

126	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2021	(Unaudited)

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2021, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO RAE Fundamental Advantage PLUS Fund	$0	$36,308

PIMCO RAE PLUS Fund	336	5,389

PIMCO RAE PLUS EMG Fund	0	4,958

PIMCO RAE PLUS International Fund	0	1,622

PIMCO RAE Worldwide Long/Short PLUS Fund	1,122	3,160

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Fundamental Advantage PLUS Fund	$187,558	$451,700	$4,776	$191,248

PIMCO RAE PLUS Fund	461,311	476,535	128,678	82,086

PIMCO RAE PLUS EMG Fund	183,216	575,903	6,807	90,524

PIMCO RAE PLUS International Fund	106,119	418,842	7,882	49,243

PIMCO RAE PLUS Small Fund	118,200	296,959	13,474	33,444

PIMCO RAE Worldwide Long/Short PLUS Fund	448,836	703,381	66,469	38,022

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	127

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Advantage PLUS Fund				PIMCO RAE PLUS Fund

	Six Months Ended 09/30/2021		Year Ended 03/31/2021		Six Months Ended 09/30/2021		Year Ended 03/31/2021

	(Unaudited)				(Unaudited)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	7,144	$63,784	182,789	$1,565,350	32,827	$230,290	111,398		$636,757

I-2	N/A	N/A	N/A	N/A	6,793	47,582	15,935		100,478

I-3	N/A	N/A	N/A	N/A	234	1,667	804		4,463

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	42	(a)	241	(a)

Class A	129	1,178	685	6,294	7,164	46,980	14,223		85,402

Class C	N/A	N/A	N/A	N/A	959	5,494	2,312		11,821
Issued as reinvestment of distributions

Institutional Class	2,511	22,566	894	7,979	8,288	57,570	13,085		83,935

I-2	N/A	N/A	N/A	N/A	3,183	21,856	5,285		33,205

I-3	N/A	N/A	N/A	N/A	93	634	146		919

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	74	(a)	440	(a)

Class A	39	332	3	22	7,157	45,772	11,863		69,948

Class C	N/A	N/A	N/A	N/A	2,102	11,666	4,755		24,448
Cost of shares redeemed

Institutional Class	(63,643)	(578,952)	(256,077)	(2,229,815)	(19,026)	(135,424)	(87,313)		(526,308)

I-2	N/A	N/A	N/A	N/A	(10,655)	(74,754)	(22,600)		(130,989)

I-3	N/A	N/A	N/A	N/A	(104)	(731)	(683)		(3,961)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	(818	)(a)	(5,271	)(a)

Class A	(102)	(900)	(164)	(1,400)	(7,206)	(47,041)	(31,589)		(173,375)

Class C	N/A	N/A	N/A	N/A	(5,517)	(31,607)	(23,346)		(119,372)

Net increase (decrease) resulting from Fund share transactions	(53,922)	$(491,992)	(71,870)	$(651,570)	26,292	$179,954	13,573		$92,781

128	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2021	(Unaudited)

PIMCO RAE PLUS EMG Fund				PIMCO RAE PLUS International Fund				PIMCO RAE PLUS Small Fund

Six Months Ended 09/30/2021		Year Ended 03/31/2021		Six Months Ended 09/30/2021		Year Ended 03/31/2021		Six Months Ended 09/30/2021		Year Ended 03/31/2021

(Unaudited)				(Unaudited)				(Unaudited)

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

3,762	$39,681	68,274	$609,999	11,868	$79,977	282,391	$1,515,727	7,329	$80,172	177,748	$1,304,787

1,227	12,747	4,983	47,567	101	701	649	3,789	1,657	17,972	1,242	13,886

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

401	4,119	7,382	72,744	250	1,648	924	5,517	1,806	20,180	782	8,291

16	148	33	321	N/A	N/A	N/A	NA	150	1,572	106	1,075

11,237	112,853	21,454	204,222	11,563	79,460	39,029	253,726	8,949	94,319	23,352	231,131

362	3,608	243	2,391	12	78	12	78	446	4,503	272	2,850

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

282	2,697	260	2,517	64	433	173	1,129	530	5,389	408	4,142

32	292	31	290	N/A	N/A	N/A	NA	79	770	88	862

(68,884)	(704,130)	(256,724)	(2,203,516)	(95,732)	(653,937)	(289,745)	(1,776,741)	(43,835)	(483,176)	(169,933)	(1,481,202)

(2,219)	(22,795)	(3,759)	(34,949)	(30)	(202)	(645)	(3,711)	(1,271)	(13,352)	(338)	(3,200)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(488)	(4,699)	(7,521)	(74,903)	(304)	(2,049)	(1,229)	(8,088)	(1,297)	(13,344)	(616)	(5,434)

(33)	(315)	(109)	(927)	N/A	N/A	N/A	NA	(65)	(656)	(167)	(1,533)

(54,305)	$(555,794)	(165,453)	$(1,374,244)	(72,208)	$(493,891)	31,559	$(8,574)	(25,522)	$(285,651)	32,944	$75,655

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	129

Notes to Financial Statements	(Cont.)

	PIMCO RAE Worldwide Long/Short PLUS Fund

	Six Months Ended 09/30/2021		Year Ended 03/31/2021

	(Unaudited)

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	25,612	$224,174	99,494	$827,281

I-2	156	1,390	73	592

I-3	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A

Class A	179	1,562	606	4,941

Class C	3	29	19	160
Issued as reinvestment of distributions

Institutional Class	6,506	55,825	10,945	89,371

I-2	55	470	177	1,444

I-3	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A

Class A	141	1,208	320	2,605

Class C	58	494	190	1,542
Cost of shares redeemed

Institutional Class	(59,576)	(522,717)	(142,063)	(1,176,984)

I-2	(289)	(2,514)	(1,906)	(15,670)

I-3	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A

Class A	(599)	(5,205)	(2,528)	(20,654)

Class C	(304)	(2,645)	(1,886)	(15,404)

Net increase (decrease) resulting from Fund share transactions	28,058)	$(247,929)	(36,559)	$(300,776)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Administrative Class Shares liquidated at the close of business on March 12, 2021.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Fundamental Advantage PLUS Fund	0	2	0%	95%

PIMCO RAE PLUS Fund	0	1	0%	15%

PIMCO RAE PLUS EMG Fund	0	1	0%	57%

PIMCO RAE PLUS International Fund	0	2	0%	62%

PIMCO RAE PLUS Small Fund	0	2	0%	43%

PIMCO RAE Worldwide Long/Short PLUS Fund	0	2	0%	92%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2021, the Funds

130	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2021	(Unaudited)

have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAE Fundamental Advantage PLUS Fund*	$667,474	$283,910

PIMCO RAE PLUS Fund	0	0

PIMCO RAE PLUS EMG Fund	230,119	59,068

PIMCO RAE PLUS International Fund	0	0

PIMCO RAE PLUS Small Fund*	8,560	2,711

PIMCO RAE Worldwide Long/Short PLUS Fund*	100,796	31,753

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC Section 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$516,804	$24,819	$(19,411)	$5,408

PIMCO RAE PLUS Fund	1,775,023	278,332	(95,190)	183,142

PIMCO RAE PLUS EMG Fund	366,119	54,474	(14,082)	40,392

PIMCO RAE PLUS International Fund	615,587	28,508	(26,197)	2,311

PIMCO RAE PLUS Small Fund	392,359	25,849	(13,368)	12,481

PIMCO RAE Worldwide Long/Short PLUS Fund	990,451	44,128	(33,814)	10,314

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	131

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	GST	Goldman Sachs International	NOM	Nomura Securities International Inc.

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	NatWest Markets Plc

BSN	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	MBC	HSBC Bank Plc	SOG	Societe Generale Paris

DUB	Deutsche Bank AG	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC	TDM	TD Securities (USA) LLC

FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	TOR	The Toronto-Dominion Bank

FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.	UAG	UBS AG Stamford

GLM	Goldman Sachs Bank USA

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso

BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	SGD	Singapore Dollar

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	THB	Thai Baht

COP	Colombian Peso	KRW	South Korean Won	TRY	Turkish New Lira

CZK	Czech Koruna	MXN	Mexican Peso	TWD	Taiwanese Dollar

DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:

FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	ERAEMLT	eRAFI Emerging Markets Strategy Index	RALVEIIT	RA International Low Volatility Equity Income Total Return Index

BADLARPP	Argentina Badlar Floating Rate Notes	ERAUSLT	eRAFI U.S. Large Strategy Index	RALVEIUT	RA U.S. Low Volatility Equity Income Total Return Index

CDX.EM	Credit Derivatives Index - Emerging Markets	ERAUSST	eRAFI U.S. Small Strategy Index	S&P 500	Standard & Poor’s 500 Index

CDX.HY	Credit Derivatives Index - High Yield	MAKA5DAY	Israel Gilon 5 Day	SONIO	Sterling Overnight Interbank Average Rate

CDX.IG	Credit Derivatives Index - Investment Grade	NDDUWXUS	MSCI Daily TR Net World Ex USA Index	UKRPI	United Kingdom Retail Prices Index

CNREPOFIX	China Fixing Repo Rates 7-Day	NDUEEGF	iShares MSCI Emerging Markets ETF	US0003M	ICE 3-Month USD LIBOR

ERADXULT	eRAFI International Large Strategy Index	RALVEIET	RA Emerging Markets Low Volatility Equity Income Total Return Index	US0006M	ICE 6-Month USD LIBOR

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation

132	PIMCO FUNDAMENTAL INDEX FUNDS

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

At a meeting held on August 24-25, 2021, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2022. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2022. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC (d/b/a Gurtin Municipal Bond Management (“Gurtin”)), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2022 (collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2022.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 24-25, 2021 meeting. The Independent Trustees also met via video conference with Counsel on July 15, 2021 and August 3, 2021, and conducted a video conference meeting on August 6, 2021 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the impact of the launch of portfolios of the PIMCO Funds Private Account Portfolio Series on certain of the Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including completion of the build-out of a new data center; funding projects and initiatives in support of the Funds; investing in trading and technology infrastructure; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; development of a global tax management application that enables investment professionals to access foreign market and security tax information on a real-time basis; enhancing PIMCO’s oversight over certain of the Funds’ service providers, including with respect to a service provider’s review of certain financial reporting procedures and the use of proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to improve user interface efficiency and experience; implementing a contingent NAV process; advocating in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; launching an internal process to seek to automate a number of operational processes; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. The Board further

134	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates and Gurtin under the applicable Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 and other performance data, as available, over short- and long-term periods ended June 30, 2021 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2021. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that,

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or

136	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

138	PIMCO FUNDAMENTAL INDEX FUNDS

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended September, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO RAE PLUS Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.2806	$0.0000	$0.0000	$0.2806

September 2021	$0.3256	$0.0000	$0.0000	$0.3256

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.2793	$0.0000	$0.0000	$0.2793

September 2021	$0.3236	$0.0000	$0.0000	$0.3236

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.2789	$0.0000	$0.0000	$0.2789

September 2021	$0.3237	$0.0000	$0.0000	$0.3237

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.2764	$0.0000	$0.0000	$0.2764

September 2021	$0.3190	$0.0000	$0.0000	$0.3190

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.2693	$0.0000	$0.0000	$0.2693

September 2021	$0.3086	$0.0000	$0.0000	$0.3086

PIMCO RAE PLUS Small Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.8795	$0.0000	$0.0000	$0.8795

September 2021	$1.1905	$0.0000	$0.0000	$1.1905

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.8783	$0.0000	$0.0000	$0.8783

September 2021	$1.1914	$0.0000	$0.0000	$1.1914

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.8759	$0.0000	$0.0000	$0.8759

September 2021	$1.1825	$0.0000	$0.0000	$1.1825

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.8621	$0.0000	$0.0000	$0.8621

September 2021	$1.1632	$0.0000	$0.0000	$1.1632

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Distribution Information	(Cont.)

PIMCO RAE PLUS International Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.2596	$0.0000	$0.0000	$0.2596

September 2021	$0.3333	$0.0000	$0.0000	$0.3333

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.2591	$0.0000	$0.0000	$0.2591

September 2021	$0.3346	$0.0000	$0.0000	$0.3346

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.2553	$0.0000	$0.0000	$0.2553

September 2021	$0.3285	$0.0000	$0.0000	$0.3285

PIMCO RAE Worldwide Long/Short PLUS Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.1433	$0.0000	$0.0000	$0.1433

September 2021	$0.3342	$0.0000	$0.0000	$0.3342

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.1418	$0.0000	$0.0000	$0.1418

September 2021	$0.3332	$0.0000	$0.0000	$0.3332

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.1375	$0.0000	$0.0000	$0.1375

September 2021	$0.3252	$0.0000	$0.0000	$0.3252

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.1253	$0.0000	$0.0000	$0.1253

September 2021	$0.3082	$0.0000	$0.0000	$0.3082

PIMCO RAE Fundamental Advantage PLUS Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.1116	$0.0000	$0.0000	$0.1116

September 2021	$0.0000	$0.0000	$0.1864	$0.1864

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.1059	$0.0000	$0.0000	$0.1059

September 2021	$0.0000	$0.0000	$0.1795	$0.1795

140	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

PIMCO RAE PLUS EMG Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.7009	$0.0000	$0.0000	$0.7009

September 2021	$1.2170	$0.0000	$0.0000	$1.2170

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.6998	$0.0000	$0.0000	$0.6998

September 2021	$1.2143	$0.0000	$0.0000	$1.2143

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.6948	$0.0000	$0.0000	$0.6948

September 2021	$1.2106	$0.0000	$0.0000	$1.2106

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.6821	$0.0000	$0.0000	$0.6821

September 2021	$1.1919	$0.0000	$0.0000	$1.1919

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	141

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4004SAR_093021

PIMCO FUNDS

Semiannual Report

September 30, 2021

International Bond Funds

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency and Short-Term Investments Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Opportunities Fund (Unhedged)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

PIMCO International Bond Fund (Unhedged)

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank, if you do not already.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		16

Benchmark Descriptions		18

Financial Highlights		20

Statements of Assets and Liabilities		28

Statements of Operations		32

Statements of Changes in Net Assets		34

Notes to Financial Statements		173

Glossary		202

Approval of Investment Advisory Contract and Other Agreements		203

Fund	Fund Summary	Schedule of Investments

PIMCO Emerging Markets Bond Fund	8	36

PIMCO Emerging Markets Corporate Bond Fund	9	56

PIMCO Emerging Markets Currency and Short-Term Investments Fund	10	68

PIMCO Emerging Markets Full Spectrum Bond Fund	11	85

PIMCO Global Advantage® Strategy Bond Fund	12	91

PIMCO Global Bond Opportunities Fund (Unhedged)	13	112

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	14	131

PIMCO International Bond Fund (Unhedged)	15	151

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”). Looking back, first-quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.3% and 6.7% during the second quarter of 2021. The Commerce Department’s initial estimate for third-quarter annualized GDP growth was 2.0%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion per month of Treasury securities and $40 billion per month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed moved up its forecast for the first set of rate hikes. As of the date of this letter, the central bank expects two interest rate increases by the end of 2023. In its March 2021 projections, the Fed anticipated no increases until at least 2024. In addition, Fed Chair Jerome Powell maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” Finally, at its September 2021 meeting, the Fed said, “If [economic] progress continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted.”

Economies outside the U.S. also continued to be affected by COVID-19. In its October 2021 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the Eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.3%, -9.8% and -4.6%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low and continued its asset purchase program. In July 2021, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Finally, at its meeting in September 2021, the ECB left its main interest rates unchanged but dialed down “moderately” its pace of asset purchases in the fourth quarter of 2021. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond-buying program. In June 2021, the Bank of England said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19 relief program by at least six months.

Short-term U.S. Treasury yields moved higher, whereas long-term yields declined during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.71%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 2.17%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generally produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.38%, whereas

2	PIMCO INTERNATIONAL BOND FUNDS

emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.38%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.32%.

Despite periods of volatility, global equities, in aggregate, produced solid results. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.18%, partially fueled by strong investor demand. Global equities, as represented by the MSCI World Index, returned 7.74%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), gained 1.63% and European equities, as represented by the MSCI Europe Index (in EUR), returned 7.25%.

Commodity prices were volatile, but produced positive results. When the reporting period began, Brent crude oil was approximately $63 a barrel. Brent crude oil ended the reporting period at roughly $79 a barrel. We believe that a driver of the increase in oil price is stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, and several geopolitical events. The U.S. dollar strengthened against several major currencies. For example, the U.S. dollar returned 1.28%, 2.24% and 0.51% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (Unhedged), PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged) (each a “Fund” and collectively, the “Funds”).

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest its assets in funds of the Trust and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds or series of the Trust sub-advised by Gurtin Municipal Bond Management, (“Underlying PIMCO Funds”), and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). To the extent Underlying PIMCO Funds of the Trust or PIMCO Equity Series are held, Institutional Class or Class M shares will be held. The cost of investing in the PIMCO Emerging Markets Full Spectrum Bond Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously.

The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and

4	PIMCO INTERNATIONAL BOND FUNDS

Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks, such as, but not limited to, political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	5

Important Information About the Funds (Cont.)

share registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Emerging Markets Bond Fund	07/31/97	07/31/97	04/30/08	04/27/18	—	07/31/97	07/31/97	Diversified
PIMCO Emerging Markets Corporate Bond Fund	07/01/09	07/01/09	—	—	—	—	—	Diversified
PIMCO Emerging Markets Currency and Short-Term Investments Fund	05/31/05	05/31/05	04/30/08	—	—	05/31/05	—	Diversified
PIMCO Emerging Markets Full Spectrum Bond Fund	02/25/13	02/25/13	—	—	—	—	—	Diversified
PIMCO Global Advantage® Strategy Bond Fund	02/05/09	02/05/09	—	—	—	02/05/09	—	Diversified
PIMCO Global Bond Opportunities Fund (Unhedged)	11/23/93	11/23/93	—	—	07/31/96	01/31/18	—	Non-diversified
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	10/02/95	02/25/98	04/30/08	—	09/30/03	10/02/95	10/02/95	Non-diversified
PIMCO International Bond Fund (Unhedged)	04/30/04	04/30/04	04/30/08	04/27/18	02/28/06	07/30/04	07/30/04	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

6	PIMCO INTERNATIONAL BOND FUNDS

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures

(“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	7

PIMCO Emerging Markets Bond Fund

Institutional Class - PEBIX
I-2 - PEMPX	Class A - PAEMX
I-3 - PEBNX	Class C - PEBCX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of September 30, 2021†§

Short-Term Instruments‡	11.6%

Mexico	6.7%

Indonesia	4.9%

South Africa	4.7%

Turkey	4.4%

Egypt	4.0%

Brazil	3.6%

Saudi Arabia	3.1%

Nigeria	2.7%

Ukraine	2.7%

United Arab Emirates	2.3%

Cayman Islands	2.3%

United States	2.3%

Qatar	2.2%

Chile	2.2%

Oman	2.1%

Dominican Republic	2.1%

Argentina	2.0%

Colombia	1.8%

Romania	1.8%

Ivory Coast	1.6%

Panama	1.5%

Guatemala	1.4%

Morocco	1.3%

Russia	1.3%

Luxembourg	1.3%

Peru	1.2%

Ecuador	1.2%

Ghana	1.2%

China	1.2%

India	1.1%

Other	16.2%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Emerging Markets Bond Fund Institutional Class	3.86%	5.51%	4.56%	5.19%	8.64%
PIMCO Emerging Markets Bond Fund I-2	3.80%	5.40%	4.46%	5.08%	8.54%
PIMCO Emerging Markets Bond Fund I-3	3.78%	5.35%	4.41%	5.03%	8.48%
PIMCO Emerging Markets Bond Fund Class A	3.66%	5.12%	4.18%	4.78%	8.22%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	(0.22)%	1.18%	3.38%	4.38%	8.04%
PIMCO Emerging Markets Bond Fund Class C	3.27%	4.33%	3.40%	4.00%	7.41%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	2.27%	3.33%	3.40%	4.00%	7.41%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global	3.38%	3.88%	3.57%	5.48%	7.50%
Lipper Emerging Market Hard Currency Debt Funds Average	2.47%	5.76%	3.79%	4.50%	6.71%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.87% for the Institutional Class shares, 0.97% for I-2 shares, 1.07% for I-3 shares, 1.24% for Class A shares and 1.99% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Off-benchmark exposure to Brazilian external corporate debt contributed to relative performance, as the Brazilian external corporate debt index outperformed the Brazilian external sovereign debt index.

»	Overweight exposure to Angolan external sovereign debt contributed to relative performance, as the Angolan sub-index outperformed the benchmark.

»	Off-benchmark exposure to Chinese external corporate debt detracted from relative performance, as the Chinese external corporate debt index underperformed the Chinese external sovereign debt index.

»	Portfolio underweight to emerging market external debt detracted from relative performance, as the benchmark posted positive returns.

8	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Corporate Bond Fund

Institutional Class - PEMIX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of September 30, 2021†§

Cayman Islands	12.8%

United States	10.6%

South Africa	6.2%

Brazil	5.6%

Luxembourg	5.0%

Mexico	4.7%

Netherlands	4.6%

Israel	3.9%

United Kingdom	3.5%

Turkey	3.3%

Ireland	2.9%

Hong Kong	2.4%

China	2.2%

Colombia	2.2%

Virgin Islands (British)	2.2%

Russia	1.9%

Indonesia	1.9%

Chile	1.8%

Peru	1.8%

Singapore	1.8%

Mauritius	1.7%

Saudi Arabia	1.6%

India	1.4%

Short-Term Instruments‡	1.3%

Canada	1.2%

Other	11.5%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/01/09)
PIMCO Emerging Markets Corporate Bond Fund Institutional Class	1.77%	5.69%	5.29%	4.87%	5.70%
J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	2.18%	5.51%	5.21%	6.43%	7.29%
Lipper Emerging Market Hard Currency Debt Funds Average	2.47%	5.76%	3.79%	4.50%	5.69%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 06/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.90% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to Russian corporate debt contributed to relative performance, as the Russian corporate debt sub-index outperformed the broader index.

»	Overweight exposure to South African corporate debt contributed to performance, as the South African corporate debt sub-index outperformed the broader index.

»	Overweight exposure to Chinese corporate debt detracted from performance, as the Chinese corporate debt sub-index underperformed the broader index.

»	Portfolio underweight exposure to emerging market corporate debt detracted from performance, as the index posted positive total return.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	9

PIMCO Emerging Markets Currency and Short-Term Investments Fund

Institutional Class - PLMIX	Class A - PLMAX
I-2 - PLMPX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of September 30, 2021†§

Short-Term Instruments‡	37.7%

Brazil	14.0%

Israel	10.0%

United States	6.9%

Colombia	4.9%

South Africa	4.6%

China	4.1%

Peru	1.8%

Ukraine	1.7%

Cayman Islands	1.6%

Kazakhstan	1.2%

Egypt	1.1%

Argentina	1.1%

Other	9.3%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/31/05)
PIMCO Emerging Markets Currency and Short-Term Investments Fund Institutional Class	0.87%	4.98%	2.16%	1.03%	2.78%
PIMCO Emerging Markets Currency and Short-Term Investments Fund I-2	0.82%	4.88%	2.06%	0.93%	2.68%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A	0.67%	4.56%	1.76%	0.63%	2.37%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A (adjusted)	(3.11)%	0.64%	0.98%	0.24%	2.13%
J.P. Morgan Emerging Local Markets Index Plus (Unhedged)	0.41%	3.67%	1.71%	0.45%	2.71%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	0.41%	3.67%	1.71%	0.45%	2.56%
Lipper Alternative Currency Strategies Average	(0.71)%	0.92%	0.09%	(0.75)%	1.01%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.87% for the Institutional Class shares, 0.97% for I-2 shares, and 1.27% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Currency and Short-Term Investments Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging market countries, and in short-term investments. The Fund’s investments in currencies or Fixed Income Instruments, including short-term investments, may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries or in short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Off-benchmark exposure to Dominican local duration contributed to relative performance, as interest rates fell.

»	Off-benchmark exposure to Zambian local duration and the kwacha contributed to relative performance, as interest rates fell and the currency appreciated.

»	Overweight exposure to the Taiwanese dollar detracted from relative performance, as the carry of the currency decreased.

»	Overweight exposure to Mexican local duration from March 31st, 2021 to June 30th, 2021 detracted from relative performance, as interest rates rose.

10	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Full Spectrum Bond Fund

Institutional Class - PFSIX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of September 30, 2021†§

PIMCO Emerging Markets Local Currency and Bond Fund	36.9%

PIMCO Emerging Markets Corporate Bond Fund	28.1%

PIMCO Emerging Markets Bond Fund	27.3%

Sunac China Holdings Ltd., 5.950% due 04/26/2024	0.4%

Republic of Angola Via Avenir BV, 4.665% due 12/07/2023	0.4%

Kaisa Group Holdings Ltd., 9.375% due 06/30/2024	0.3%

Poinsettia Finance Ltd., 6.625% due 06/17/2031	0.3%

Unigel Luxembourg S.A., 8.750% due 10/01/2026	0.3%

Vale S.A., 2.762% due 12/29/2049	0.3%

Sasol Financing USA LLC, 4.375% due 09/18/2026	0.2%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	Fund Inception (02/25/13)
PIMCO Emerging Markets Full Spectrum Bond Fund Institutional Class	1.57%	4.59%	3.58%	1.07%
50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	1.56%	3.70%	3.28%	1.88%
Lipper Emerging Market Hard Currency Debt Funds Average	2.47%	5.76%	3.79%	2.62%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 02/28/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), was 1.97% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Full Spectrum Bond Fund seeks maximum total return, consistent with prudent investment management. The Fund is designed to provide dynamic exposure to a broad range of emerging market fixed income asset classes, such as external debt obligations of sovereign, quasi-sovereign, and corporate entities; currencies, and local currency-denominated obligations of sovereigns, quasi-sovereigns, and corporate issuers. PIMCO uses a three-step active management approach in seeking to achieve the Fund’s investment objective: 1) develop a target asset allocation to implement across the eligible investments; 2) identify additional opportunities for country and security selection designed to add value beyond the target asset allocation within each of the eligible investments; and 3) employ additional investment strategies designed to either mitigate or emphasize risks resulting from the implementation of the target asset allocation. This active management approach is driven by PIMCO’s global macroeconomic views, emerging markets expertise and experience across a wide range of investment instruments. The Fund’s assets are allocated in a manner that reflects PIMCO’s views regarding the attractiveness of key investment risk factors, considering both return potential and volatility, and includes an assessment of aggregate country, issuer and currency exposures. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	An overweight exposure to emerging markets external debt from May 31st to September 30th contributed to relative performance, as U.S. dollar-denominated debt outperformed local-currency debt.

»	Within local duration, an underweight to Chile contributed to relative performance, as the country underperformed the local sovereign index.

»	Within external debt, an overweight exposure to Chinese corporate debt detracted from relative performance, as the Chinese sub-index of the corporate index underperformed the corporate index.

»	Within currencies, an underweight exposure to the Brazilian real detracted from relative performance, as the currency posted strong positive performance.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	11

PIMCO Global Advantage® Strategy Bond Fund

Institutional Class - PSAIX
Class A - PGSAX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of September 30, 2021†§

United States	37.0%

United Kingdom	10.6%

Italy	6.6%

China	6.4%

Cayman Islands	4.6%

Japan	4.6%

Short-Term Instruments‡	3.4%

Denmark	2.8%

Australia	2.6%

Germany	2.0%

Israel	1.8%

France	1.5%

Singapore	1.3%

Switzerland	1.2%

Netherlands	1.0%

Other	12.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (02/05/09)
PIMCO Global Advantage® Strategy Bond Fund Institutional Class	1.45%	3.26%	4.21%	2.81%	4.28%
PIMCO Global Advantage® Strategy Bond Fund Class A	1.24%	2.85%	3.80%	2.41%	3.87%
PIMCO Global Advantage® Strategy Bond Fund Class A (adjusted)	(2.58)%	(0.98)%	3.00%	2.02%	3.56%
Bloomberg Global Aggregate (USD Unhedged) Index	0.42%	(0.91)%	1.99%	1.86%	3.14%
PIMCO Global Advantage Bond Index (GLADI) (USD, Partially Hedged)	1.60%	1.24%	3.17%	3.07%	4.04%
Lipper Global Income Funds Average	0.73%	1.13%	2.68%	2.62%	4.25%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.69% for the Institutional Class shares, and 1.09% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Advantage® Strategy Bond Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the euro contributed to relative performance, as the currency depreciated relative to the U.S. dollar.

»

Overweight exposure to select emerging market currencies, particularly the Russian ruble and Brazilian real, contributed to relative performance as these currencies appreciated relative to the U.S. dollar.

»	Overweight exposure to emerging market external debt contributed to relative performance, as spreads tightened during the first half of the reporting period.

»

An overweight exposure to emerging market external debt in Latin America, notably a moderate allocation to the debt of an energy company in Brazil whose bonds appreciated meaningfully, contributed to performance as spreads tightened.

»	Overweight exposure to duration in Peru detracted from relative performance, as yields rose.

»	Long exposure to Danish mortgages detracted from relative performance, as spreads widened.

»	There were no other material detractors for this Fund.

12	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Bond Opportunities Fund (Unhedged)

Institutional Class - PIGLX	Class A - PAGPX
Administrative Class - PADMX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of September 30, 2021†§

United States	36.7%

United Kingdom	9.5%

China	8.1%

Japan	6.0%

France	4.8%

Short-Term Instruments‡	4.6%

Cayman Islands	4.5%

Italy	3.5%

Australia	3.1%

Denmark	3.0%

Germany	2.3%

Israel	1.7%

Qatar	1.7%

Netherlands	1.5%

Switzerland	1.1%

Peru	1.0%

Other	6.9%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/23/93)
PIMCO Global Bond Opportunities Fund (Unhedged) Institutional Class	(0.25)%	3.22%	2.38%	2.49%	5.57%
PIMCO Global Bond Opportunities Fund (Unhedged) Administrative Class	(0.38)%	2.96%	2.12%	2.24%	5.32%
PIMCO Global Bond Opportunities Fund (Unhedged) Class A	(0.45)%	2.80%	1.97%	2.09%	5.16%
PIMCO Global Bond Opportunities Fund (Unhedged) Class A (adjusted)	(4.18)%	(1.04)%	1.20%	1.70%	5.02%
Bloomberg Global Aggregate (USD Unhedged) Index	0.42%	(0.91)%	1.99%	1.86%	4.67%♦
Lipper Global Income Funds Average	0.73%	1.13%	2.68%	2.62%	4.69%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 11/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for the Institutional Class shares, 0.82% for Administrative Class shares, and 0.97% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies or the U.S. dollar. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in non-agency mortgage-backed securities contributed to absolute performance, as spreads tightened.

»	Positions in senior and subordinated financials contributed to absolute performance, as spreads tightened.

»	Long exposure to duration in China contributed to absolute performance, as yields fell.

»	Long exposure to the euro detracted from absolute performance, as the currency depreciated relative to the U.S. dollar.

»	Long exposure to duration in Peru detracted from absolute performance, as yields rose.

»	Long exposure to select dollar block currencies, particularly the Australian dollar, detracted from absolute performance as the currency depreciated relative to the U.S. dollar.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	13

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

Institutional Class - PGBIX	Class A - PAIIX
I-2 - PGNPX	Class C - PCIIX
Administrative Class - PGDAX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund commenced operations.

Geographic Breakdown as of September 30, 2021†§

United States	36.8%

United Kingdom	10.0%

China	8.5%

Short-Term Instruments‡	8.2%

Japan	5.8%

Cayman Islands	5.6%

Denmark	2.7%

Australia	2.7%

France	2.6%

Germany	2.2%

Qatar	2.0%

Netherlands	1.6%

Israel	1.5%

Italy	1.2%

Switzerland	1.1%

Ireland	1.0%

Other	6.5%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/02/95)
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Institutional Class	0.19%	2.42%	3.24%	4.42%	6.11%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) I-2	0.14%	2.31%	3.14%	4.32%	6.00%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Administrative Class	0.06%	2.16%	2.99%	4.17%	5.84%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A	0.01%	2.06%	2.89%	4.06%	5.71%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A (adjusted)	(3.74)%	(1.77)%	2.10%	3.66%	5.55%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C	(0.36)%	1.30%	2.12%	3.29%	4.92%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C (adjusted)	(1.36)%	0.30%	2.12%	3.29%	4.92%
Bloomberg Global Aggregate (USD Hedged) Index	1.06%	(0.56)%	2.89%	3.57%	5.16%♦
Lipper Global Income Funds Average	0.73%	1.13%	2.68%	2.62%	4.74%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 09/30/1995

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Class C shares. The prior Class C performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.56% for the Institutional Class shares, 0.66% for I-2 shares, 0.81% for Administrative Class shares, 0.91% for Class A shares and 1.66% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Securities may be denominated in major foreign currencies or the U.S. dollar. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in non-agency mortgage-backed securities (“MBS”) contributed to absolute performance, as spreads tightened.

»	Positions in senior and subordinated financials contributed to absolute performance, as spreads tightened.

»	Long exposure to duration in China contributed to absolute performance, as yields fell.

»	Long exposure to duration in Peru detracted from absolute performance, as yields rose.

»	Positions in agency MBS detracted from relative performance, as they underperformed like-duration U.S. Treasuries.

»	Long exposure to Danish mortgages detracted from absolute performance, as spreads widened.

14	PIMCO INTERNATIONAL BOND FUNDS

PIMCO International Bond Fund (Unhedged)

Institutional Class - PFUIX	Administrative Class - PFUUX
I-2 - PFUPX	Class A - PFUAX
I-3 - PFUNX	Class C - PFRCX

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of September 30, 2021†§

United States	27.7%

China	13.6%

Japan	13.4%

United Kingdom	9.9%

Cayman Islands	5.2%

Spain	2.9%

France	2.7%

Italy	2.5%

Denmark	2.4%

Germany	2.1%

Short-Term Instruments‡	2.1%

Australia	1.9%

Israel	1.8%

Qatar	1.5%

South Korea	1.5%

Canada	1.2%

Singapore	1.0%

Other	6.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (04/30/04)
PIMCO International Bond Fund (Unhedged) Institutional Class	(0.89)%	1.80%	2.12%	1.91%	4.31%
PIMCO International Bond Fund (Unhedged) I-2	(0.94)%	1.70%	2.02%	1.81%	4.20%
PIMCO International Bond Fund (Unhedged) I-3	(0.96)%	1.64%	1.97%	1.76%	4.15%
PIMCO International Bond Fund (Unhedged) Administrative Class	(1.01)%	1.54%	1.87%	1.66%	4.05%
PIMCO International Bond Fund (Unhedged) Class A	(1.09)%	1.39%	1.72%	1.50%	3.88%
PIMCO International Bond Fund (Unhedged) Class A (adjusted)	(4.80)%	(2.41)%	0.94%	1.12%	3.65%
PIMCO International Bond Fund (Unhedged) Class C	(1.46)%	0.63%	0.96%	0.75%	3.10%
PIMCO International Bond Fund (Unhedged) Class C (adjusted)	(2.44)%	(0.37)%	0.96%	0.75%	3.10%
Bloomberg Global Aggregate ex-USD (USD Unhedged) Index	(0.69)%	(1.15)%	1.10%	0.90%	3.15%
Lipper International Income Funds Average	(0.43)%	(0.14)%	1.52%	1.63%	4.01%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.52% for the Institutional Class shares, 0.62% for I-2 shares, 0.72% for I-3 shares, 0.77% for Administrative Class shares, 0.92% for Class A shares, and 1.67% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Fund’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to select developed market currencies, particularly the Swiss franc and Swedish krona, contributed to relative performance as these currencies appreciated relative to the U.S. dollar during the first half of the reporting period.

»	Positions in non-agency mortgage-backed securities contributed to relative performance, as spreads tightened.

»	Overweight exposure to senior and subordinated financials contributed to relative performance, as spreads tightened.

»	Underweight exposure to the euro detracted from relative performance, as the currency appreciated relative to the U.S. dollar during the first half of the reporting period.

»	Curve positioning in the U.S., particularly an underweight to the long-end of the curve, detracted from relative performance as the yield curve flattened, particularly in June.

»	Underweight exposure to the Chinese yuan detracted from relative performance, as the currency appreciated relative to the U.S. dollar.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2021 to September 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Emerging Markets Bond Fund
Institutional Class	$1,000.00	$1,038.60	$4.29	$1,000.00	$1,020.86	$4.26	0.84%
I-2	1,000.00	1,038.00	4.80	1,000.00	1,020.36	4.76	0.94
I-3	1,000.00	1,037.80	5.06	1,000.00	1,020.10	5.01	0.99
Class A	1,000.00	1,036.60	6.18	1,000.00	1,019.00	6.12	1.21
Class C	1,000.00	1,032.70	9.99	1,000.00	1,015.24	9.90	1.96

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class	$1,000.00	$1,017.70	$4.55	$1,000.00	$1,020.56	$4.56	0.90%

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class	$1,000.00	$1,008.70	$4.33	$1,000.00	$1,020.76	$4.36	0.86%
I-2	1,000.00	1,008.20	4.83	1,000.00	1,020.26	4.86	0.96
Class A	1,000.00	1,006.70	6.34	1,000.00	1,018.75	6.38	1.26

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class	$1,000.00	$1,015.70	$0.76	$1,000.00	$1,024.32	$0.76	0.15%

16	PIMCO INTERNATIONAL BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class	$1,000.00	$1,014.50	$3.38	$1,000.00	$1,021.71	$3.40	0.67%
Class A	1,000.00	1,012.40	5.40	1,000.00	1,019.70	5.42	1.07

PIMCO Global Bond Opportunities Fund (Unhedged)
Institutional Class	$1,000.00	$997.50	$2.80	$1,000.00	$1,022.26	$2.84	0.56%
Administrative Class	1,000.00	996.20	4.05	1,000.00	1,021.01	4.10	0.81
Class A	1,000.00	995.50	4.80	1,000.00	1,020.26	4.86	0.96

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,001.90	$2.81	$1,000.00	$1,022.26	$2.84	0.56%
I-2	1,000.00	1,001.40	3.26	1,000.00	1,021.81	3.29	0.65
Administrative Class	1,000.00	1,000.60	4.06	1,000.00	1,021.01	4.10	0.81
Class A	1,000.00	1,000.10	4.56	1,000.00	1,020.51	4.61	0.91
Class C	1,000.00	996.40	8.26	1,000.00	1,016.80	8.34	1.65

PIMCO International Bond Fund (Unhedged)
Institutional Class	$1,000.00	$991.10	$2.55	$1,000.00	$1,022.51	$2.59	0.51%
I-2	1,000.00	990.60	3.04	1,000.00	1,022.01	3.09	0.61
I-3	1,000.00	990.40	3.29	1,000.00	1,021.76	3.35	0.66
Administrative Class	1,000.00	989.90	3.79	1,000.00	1,021.26	3.85	0.76
Class A	1,000.00	989.10	4.54	1,000.00	1,020.51	4.61	0.91
Class C	1,000.00	985.40	8.26	1,000.00	1,016.75	8.39	1.66

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	17

Benchmark Descriptions

Index*	Benchmark Description

50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	The benchmark is a blend of 50% JPMorgan Global Bond Index Emerging Markets- Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified. The JPMorgan Global Bond Index Emerging Markets — Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries eligible current face amounts of debt outstanding. The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. JPMorgan Corporate Emerging Market Bond Index Diversified tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries.

Bloomberg Global Aggregate (USD Hedged) Index	Bloomberg Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Global Aggregate (USD Unhedged) Index	Bloomberg Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Global Aggregate ex-USD (USD Unhedged) Index	Bloomberg Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	The J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI) is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

J.P. Morgan Emerging Local Markets Index Plus (Unhedged)	J.P. Morgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global	J.P. Morgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which re-calculates the index return using bid-side FX Spot, Forwards, and LIBOR rates.

PIMCO Global Advantage Bond Index (GLADI) (USD, Partially Hedged)	The PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. PIMCO’s GLADI methodology is intellectual property covered by U.S. Patent No. 8,306,892. GLOBAL ADVANTAGE and GLADI are trademarks of Pacific Investment Management Company LLC.

* It is not possible to invest directly in an unmanaged index.

18	PIMCO INTERNATIONAL BOND FUNDS

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SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	19

Financial Highlights

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Bond Fund
Institutional Class

04/01/2021 - 09/30/2021+	$10.27	$0.21	$0.19	$0.40	$(0.22)	$0.00	$0.00	$(0.22)

03/31/2021	9.20	0.43	1.09	1.52	(0.45)	0.00	0.00	(0.45)

03/31/2020	10.27	0.47	(1.05)	(0.58)	(0.49)	0.00	0.00	(0.49)

03/31/2019	10.39	0.43	(0.11)	0.32	(0.44)	0.00	0.00	(0.44)

03/31/2018	10.43	0.47	0.00	0.47	(0.51)	0.00	0.00	(0.51)

03/31/2017	9.70	0.55	0.76	1.31	(0.45)	0.00	(0.13)	(0.58)
I-2

04/01/2021 - 09/30/2021+	10.27	0.20	0.19	0.39	(0.21)	0.00	0.00	(0.21)

03/31/2021	9.20	0.42	1.09	1.51	(0.44)	0.00	0.00	(0.44)

03/31/2020	10.27	0.46	(1.05)	(0.59)	(0.48)	0.00	0.00	(0.48)

03/31/2019	10.39	0.42	(0.11)	0.31	(0.43)	0.00	0.00	(0.43)

03/31/2018	10.43	0.47	(0.01)	0.46	(0.50)	0.00	0.00	(0.50)

03/31/2017	9.70	0.54	0.76	1.30	(0.44)	0.00	(0.13)	(0.57)
I-3

04/01/2021 - 09/30/2021+	10.27	0.20	0.19	0.39	(0.21)	0.00	0.00	(0.21)

03/31/2021	9.20	0.41	1.09	1.50	(0.43)	0.00	0.00	(0.43)

03/31/2020	10.27	0.46	(1.06)	(0.60)	(0.47)	0.00	0.00	(0.47)

04/27/2018 - 03/31/2019	10.25	0.40	0.01	0.41	(0.39)	0.00	0.00	(0.39)
Class A

04/01/2021 - 09/30/2021+	10.27	0.19	0.19	0.38	(0.20)	0.00	0.00	(0.20)

03/31/2021	9.20	0.39	1.09	1.48	(0.41)	0.00	0.00	(0.41)

03/31/2020	10.27	0.43	(1.05)	(0.62)	(0.45)	0.00	0.00	(0.45)

03/31/2019	10.39	0.39	(0.11)	0.28	(0.40)	0.00	0.00	(0.40)

03/31/2018	10.43	0.44	(0.01)	0.43	(0.47)	0.00	0.00	(0.47)

03/31/2017	9.70	0.51	0.76	1.27	(0.41)	0.00	(0.13)	(0.54)
Class C

04/01/2021 - 09/30/2021+	10.27	0.15	0.19	0.34	(0.16)	0.00	0.00	(0.16)

03/31/2021	9.20	0.31	1.09	1.40	(0.33)	0.00	0.00	(0.33)

03/31/2020	10.27	0.35	(1.05)	(0.70)	(0.37)	0.00	0.00	(0.37)

03/31/2019	10.39	0.31	(0.10)	0.21	(0.33)	0.00	0.00	(0.33)

03/31/2018	10.43	0.36	(0.01)	0.35	(0.39)	0.00	0.00	(0.39)

03/31/2017	9.70	0.44	0.76	1.20	(0.34)	0.00	(0.13)	(0.47)

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class

04/01/2021 - 09/30/2021+	$10.83	$0.19	$0.00	$0.19	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2021	9.44	0.41	1.38	1.79	(0.40)	0.00	0.00	(0.40)

03/31/2020	10.50	0.49	(1.07)	(0.58)	(0.48)	0.00	0.00	(0.48)

03/31/2019	10.55	0.52	(0.07)	0.45	(0.50)	0.00	0.00	(0.50)

03/31/2018	10.58	0.48	(0.04)	0.44	(0.47)	0.00	0.00	(0.47)

03/31/2017	9.83	0.48	0.76	1.24	(0.49)	0.00	0.00	(0.49)

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class

04/01/2021 - 09/30/2021+	$7.91	$0.09	$(0.01)	$0.08	$(0.03)	$0.00	$0.00	$(0.03)

03/31/2021	7.04	0.22	0.75	0.97	0.00	0.00	(0.10)	(0.10)

03/31/2020	8.05	0.33	(1.02)	(0.69)	(0.08)	0.00	(0.24)	(0.32)

03/31/2019	9.62	0.34	(0.90)	(0.56)	(0.93)	0.00	(0.08)	(1.01)

03/31/2018	9.07	0.28	0.55	0.83	(0.28)	0.00	0.00	(0.28)

03/31/2017	8.75	0.28	0.30	0.58	(0.26)	0.00	0.00	(0.26)
I-2

04/01/2021 - 09/30/2021+	7.91	0.09	(0.02)	0.07	(0.02)	0.00	0.00	(0.02)

03/31/2021	7.04	0.22	0.74	0.96	0.00	0.00	(0.09)	(0.09)

03/31/2020	8.05	0.33	(1.03)	(0.70)	(0.07)	0.00	(0.24)	(0.31)

03/31/2019	9.62	0.33	(0.90)	(0.57)	(0.92)	0.00	(0.08)	(1.00)

03/31/2018	9.07	0.27	0.55	0.82	(0.27)	0.00	0.00	(0.27)

03/31/2017	8.75	0.27	0.30	0.57	(0.25)	0.00	0.00	(0.25)

20	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.45	3.86%	$3,067,151	0.84	%*	0.84	%*	0.83	%*	0.83	%*	3.95	%*	17%

10.27	16.59	2,052,215	0.87		0.87		0.83		0.83		4.10		69

9.20	(6.15)	1,535,816	0.88		0.88		0.83		0.83		4.51		97

10.27	3.28	1,834,852	0.85		0.85		0.83		0.83		4.30		26

10.39	4.48	1,531,972	0.84		0.84		0.83		0.83		4.50		30

10.43	13.78	1,400,479	0.83		0.83		0.83		0.83		5.37		44

10.45	3.80	779,813	0.94	*	0.94	*	0.93	*	0.93	*	3.80	*	17

10.27	16.47	202,226	0.97		0.97		0.93		0.93		4.01		69

9.20	(6.24)	128,568	0.98		0.98		0.93		0.93		4.42		97

10.27	3.18	121,082	0.95		0.95		0.93		0.93		4.19		26

10.39	4.38	117,780	0.94		0.94		0.93		0.93		4.41		30

10.43	13.66	114,136	0.93		0.93		0.93		0.93		5.26		44

10.45	3.78	10,852	0.99	*	1.04	*	0.98	*	1.03	*	3.79	*	17

10.27	16.42	8,599	1.02		1.07		0.98		1.03		3.97		69

9.20	(6.29)	2,754	1.03		1.08		0.98		1.03		4.38		97

10.27	4.23	1,054	1.00	*	1.05	*	0.98	*	1.03	*	4.33	*	26

10.45	3.66	215,173	1.21	*	1.21	*	1.20	*	1.20	*	3.58	*	17

10.27	16.16	214,401	1.24		1.24		1.20		1.20		3.73		69

9.20	(6.49)	189,790	1.25		1.25		1.20		1.20		4.14		97

10.27	2.90	237,364	1.22		1.22		1.20		1.20		3.91		26

10.39	4.10	273,186	1.21		1.21		1.20		1.20		4.17		30

10.43	13.36	153,067	1.20		1.20		1.20		1.20		5.00		44

10.45	3.27	11,209	1.96	*	1.96	*	1.95	*	1.95	*	2.83	*	17

10.27	15.29	12,042	1.99		1.99		1.95		1.95		2.96		69

9.20	(7.19)	20,216	2.00		2.00		1.95		1.95		3.39		97

10.27	2.14	31,351	1.97		1.97		1.95		1.95		3.15		26

10.39	3.33	41,967	1.96		1.96		1.95		1.95		3.42		30

10.43	12.51	65,724	1.95		1.95		1.95		1.95		4.25		44

$10.84	1.77%	$186,273	0.90	%*	0.90	%*	0.90	%*	0.90	%*	3.38	%*	19%

10.83	19.09	180,962	0.90		0.90		0.90		0.90		3.86		58

9.44	(6.00)	118,363	1.02		1.02		0.90		0.90		4.60		67

10.50	4.49	158,019	0.98		0.98		0.90		0.90		5.07		46

10.55	4.23	140,249	0.95	(f)	0.95	(f)	0.93	(f)	0.93	(f)	4.51		81

10.58	12.81	136,911	0.95		0.95		0.95		0.95		4.68		94

$7.96	0.99%	$563,915	0.86	%*	0.86	%*	0.85	%*	0.85	%*	2.31	%*	34%

7.91	13.78	684,658	0.87		0.87		0.85		0.85		2.89		79

7.04	(8.98)	1,979,921	0.88		0.88		0.85		0.85		4.19		84

8.05	(5.57)	2,876,945	0.88		0.88		0.85		0.85		3.90		39

9.62	9.31	4,127,541	0.87		0.87		0.85		0.85		2.98		62

9.07	6.76	4,006,383	0.87		0.87		0.85		0.85		3.12		82

7.96	0.94	5,724	0.96	*	0.96	*	0.95	*	0.95	*	2.23	*	34

7.91	13.67	4,993	0.97		0.97		0.95		0.95		2.85		79

7.04	(9.07)	4,518	0.98		0.98		0.95		0.95		4.12		84

8.05	(5.66)	6,785	0.98		0.98		0.95		0.95		3.84		39

9.62	9.20	9,450	0.97		0.97		0.95		0.95		2.88		62

9.07	6.66	7,050	0.97		0.97		0.95		0.95		3.03		82

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)
Class A

04/01/2021 - 09/30/2021+	$7.91	$0.08	$(0.02)	$0.06	$(0.01)	$0.00	$0.00	$(0.01)

03/31/2021	7.04	0.20	0.74	0.94	0.00	0.00	(0.07)	(0.07)

03/31/2020	8.05	0.31	(1.03)	(0.72)	(0.05)	0.00	(0.24)	(0.29)

03/31/2019	9.62	0.30	(0.89)	(0.59)	(0.90)	0.00	(0.08)	(0.98)

03/31/2018	9.07	0.24	0.56	0.80	(0.25)	0.00	0.00	(0.25)

03/31/2017	8.75	0.24	0.31	0.55	(0.23)	0.00	0.00	(0.23)

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class

04/01/2021 - 09/30/2021+	$7.18	$0.14	$(0.03)	$0.11	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2021	6.38	0.26	0.85	1.11	(0.10)	0.00	(0.21)	(0.31)

03/31/2020	7.24	0.16	(0.63)	(0.47)	(0.32)	0.00	(0.07)	(0.39)

03/31/2019	7.89	0.33	(0.60)	(0.27)	(0.32)	0.00	(0.06)	(0.38)

03/31/2018	7.65	0.22	0.44	0.66	(0.34)	0.00	(0.08)	(0.42)

03/31/2017	7.31	0.40	0.33	0.73	(0.39)	0.00	0.00	(0.39)

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class

04/01/2021 - 09/30/2021+	$11.45	$0.18	$(0.01)	$0.17	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2021	10.49	0.30	0.90	1.20	(0.24)	0.00	0.00	(0.24)

03/31/2020	10.79	0.36	(0.34)	0.02	(0.32)	0.00	0.00	(0.32)

03/31/2019	10.85	0.32	(0.12)	0.20	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.52	0.30	0.24	0.54	(0.10)	0.00	(0.11)	(0.21)

03/31/2017	10.06	0.30	0.37	0.67	(0.01)	0.00	(0.20)	(0.21)
Class A

04/01/2021 - 09/30/2021+	11.45	0.16	(0.02)	0.14	(0.11)	0.00	0.00	(0.11)

03/31/2021	10.49	0.26	0.89	1.15	(0.19)	0.00	0.00	(0.19)

03/31/2020	10.79	0.31	(0.33)	(0.02)	(0.28)	0.00	0.00	(0.28)

03/31/2019	10.85	0.28	(0.13)	0.15	(0.21)	0.00	0.00	(0.21)

03/31/2018	10.52	0.26	0.24	0.50	(0.08)	0.00	(0.09)	(0.17)

03/31/2017	10.06	0.26	0.37	0.63	(0.01)	0.00	(0.16)	(0.17)

PIMCO Global Bond Opportunities Fund (Unhedged)
Institutional Class

04/01/2021 - 09/30/2021+	$9.52	$0.12	$(0.14)	$(0.02)	$(0.08)	$0.00	$0.00	$(0.08)

03/31/2021	8.32	0.23	1.15	1.38	(0.18)	0.00	0.00	(0.18)

03/31/2020	8.94	0.28	(0.63)	(0.35)	(0.16)	0.00	(0.11)	(0.27)

03/31/2019	9.65	0.27	(0.52)	(0.25)	(0.16)	(0.21)	(0.09)	(0.46)

03/31/2018	9.15	0.24	0.45	0.69	(0.19)	0.00	0.00	(0.19)

03/31/2017	9.18	0.22	(0.05)	0.17	(0.20)	0.00	0.00	(0.20)
Administrative Class

04/01/2021 - 09/30/2021+	9.52	0.10	(0.14)	(0.04)	(0.06)	0.00	0.00	(0.06)

03/31/2021	8.32	0.21	1.15	1.36	(0.16)	0.00	0.00	(0.16)

03/31/2020	8.94	0.25	(0.62)	(0.37)	(0.14)	0.00	(0.11)	(0.25)

03/31/2019	9.65	0.25	(0.53)	(0.28)	(0.13)	(0.21)	(0.09)	(0.43)

03/31/2018	9.15	0.22	0.44	0.66	(0.16)	0.00	0.00	(0.16)

03/31/2017	9.18	0.20	(0.06)	0.14	(0.17)	0.00	0.00	(0.17)
Class A

04/01/2021 - 09/30/2021+	9.52	0.10	(0.14)	(0.04)	(0.06)	0.00	0.00	(0.06)

03/31/2021	8.32	0.20	1.14	1.34	(0.14)	0.00	0.00	(0.14)

03/31/2020	8.94	0.24	(0.63)	(0.39)	(0.12)	0.00	(0.11)	(0.23)

03/31/2019	9.65	0.24	(0.53)	(0.29)	(0.12)	(0.21)	(0.09)	(0.42)

01/31/2018 - 03/31/2018	9.77	0.06	(0.15)	(0.09)	(0.03)	0.00	0.00	(0.03)

22	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.96	0.79%	$8,340	1.26	%*	1.26	%*	1.25	%*	1.25	%*	1.92	%*	34%

7.91	13.33	9,244	1.27		1.27		1.25		1.25		2.55		79

7.04	(9.34)	10,329	1.28		1.28		1.25		1.25		3.84		84

8.05	(5.94)	17,637	1.28		1.28		1.25		1.25		3.51		39

9.62	8.88	27,108	1.27		1.27		1.25		1.25		2.57		62

9.07	6.34	11,702	1.27		1.27		1.25		1.25		2.73		82

$7.15	1.57%	$364,666	0.15	%*	0.94	%*	0.15	%*	0.94	%*	3.93	%*	6%

7.18	17.52	359,989	0.09		0.94		0.09		0.94		3.60		41

6.38	(7.05)	240,570	0.08		0.94		0.08		0.94		2.12		21

7.24	(3.23)	403,252	0.07		0.94		0.07		0.94		4.57		9

7.89	8.83	423,689	0.09	(g)	0.97	(g)	0.09	(g)	0.97	(g)	2.77		4

7.65	10.27	364,302	0.11		0.99		0.11		0.99		5.28		16

$11.48	1.45%	$300,960	0.67	%*	0.67	%*	0.65	%*	0.65	%*	3.10	%*	145%

11.45	11.48	318,210	0.69		0.69		0.65		0.65		2.69		525

10.49	0.09	325,587	0.86		0.86		0.65		0.65		3.27		407

10.79	1.88	403,420	0.85		0.85		0.65		0.65		3.02		299

10.85	5.17	427,754	0.74	(h)	0.74	(h)	0.68	(h)	0.68	(h)	2.83		264

10.52	6.78	453,803	0.77		0.77		0.70		0.70		2.89		341

11.48	1.24	10,622	1.07	*	1.07	*	1.05	*	1.05	*	2.69	*	145

11.45	11.03	10,191	1.09		1.09		1.05		1.05		2.29		525

10.49	(0.30)	13,288	1.26		1.26		1.05		1.05		2.80		407

10.79	1.48	7,874	1.25		1.25		1.05		1.05		2.62		299

10.85	4.75	10,013	1.14	(h)	1.14	(h)	1.08	(h)	1.08	(h)	2.44		264

10.52	6.35	8,484	1.17		1.17		1.10		1.10		2.47		341

$9.42	(0.25)%	$132,476	0.56	%*	0.56	%*	0.55	%*	0.55	%*	2.43	%*	172%

9.52	16.67	134,523	0.57		0.57		0.55		0.55		2.51		537

8.32	(4.09)	125,831	0.67		0.67		0.55		0.55		3.09		440

8.94	(2.60)	173,384	0.72		0.72		0.55		0.55		2.99		272

9.65	7.56	230,027	0.65		0.65		0.55		0.55		2.51		309

9.15	1.79	294,292	0.61		0.61		0.55		0.55		2.39		433

9.42	(0.38)	56,938	0.81	*	0.81	*	0.80	*	0.80	*	2.18	*	172

9.52	16.38	60,142	0.82		0.82		0.80		0.80		2.26		537

8.32	(4.33)	63,445	0.92		0.92		0.80		0.80		2.84		440

8.94	(2.84)	83,658	0.97		0.97		0.80		0.80		2.75		272

9.65	7.29	101,563	0.90		0.90		0.80		0.80		2.27		309

9.15	1.54	107,463	0.86		0.86		0.80		0.80		2.15		433

9.42	(0.45)	8,205	0.96	*	0.96	*	0.95	*	0.95	*	2.04	*	172

9.52	16.20	8,385	0.97		0.97		0.95		0.95		2.12		537

8.32	(4.47)	10,391	1.07		1.07		0.95		0.95		2.69		440

8.94	(2.99)	11,099	1.12		1.12		0.95		0.95		2.60		272

9.65	(0.92)	15,496	1.05	*	1.05	*	0.95	*	0.95	*	3.82	*	309

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class

04/01/2021 - 09/30/2021+	$10.68	$0.11	$(0.08)	$0.03	$(0.07)	$0.00	$0.00	$(0.07)

03/31/2021	9.92	0.21	0.76	0.97	(0.17)	(0.04)	0.00	(0.21)

03/31/2020	10.21	0.26	(0.13)	0.13	(0.42)	0.00	0.00	(0.42)

03/31/2019	10.22	0.24	(0.02)	0.22	(0.23)	0.00	0.00	(0.23)

03/31/2018	10.22	0.19	0.14	0.33	(0.26)	(0.07)	0.00	(0.33)

03/31/2017	10.00	0.20	0.28	0.48	(0.26)	0.00	0.00	(0.26)
I-2

04/01/2021 - 09/30/2021+	10.68	0.10	(0.08)	0.02	(0.06)	0.00	0.00	(0.06)

03/31/2021	9.92	0.20	0.76	0.96	(0.16)	(0.04)	0.00	(0.20)

03/31/2020	10.21	0.25	(0.13)	0.12	(0.41)	0.00	0.00	(0.41)

03/31/2019	10.22	0.23	(0.02)	0.21	(0.22)	0.00	0.00	(0.22)

03/31/2018	10.22	0.18	0.14	0.32	(0.25)	(0.07)	0.00	(0.32)

03/31/2017	10.00	0.19	0.28	0.47	(0.25)	0.00	0.00	(0.25)
Administrative Class

04/01/2021 - 09/30/2021+	10.68	0.09	(0.07)	0.02	(0.06)	0.00	0.00	(0.06)

03/31/2021	9.92	0.18	0.77	0.95	(0.15)	(0.04)	0.00	(0.19)

03/31/2020	10.21	0.24	(0.13)	0.11	(0.40)	0.00	0.00	(0.40)

03/31/2019	10.22	0.22	(0.03)	0.19	(0.20)	0.00	0.00	(0.20)

03/31/2018	10.22	0.16	0.15	0.31	(0.24)	(0.07)	0.00	(0.31)

03/31/2017	10.00	0.18	0.28	0.46	(0.24)	0.00	0.00	(0.24)
Class A

04/01/2021 - 09/30/2021+	10.68	0.09	(0.08)	0.01	(0.05)	0.00	0.00	(0.05)

03/31/2021	9.92	0.17	0.76	0.93	(0.13)	(0.04)	0.00	(0.17)

03/31/2020	10.21	0.23	(0.13)	0.10	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.22	0.21	(0.03)	0.18	(0.19)	0.00	0.00	(0.19)

03/31/2018	10.22	0.15	0.15	0.30	(0.23)	(0.07)	0.00	(0.30)

03/31/2017	10.00	0.16	0.29	0.45	(0.23)	0.00	0.00	(0.23)
Class C

04/01/2021 - 09/30/2021+	10.68	0.05	(0.08)	(0.03)	(0.01)	0.00	0.00	(0.01)

03/31/2021	9.92	0.09	0.77	0.86	(0.06)	(0.04)	0.00	(0.10)

03/31/2020	10.21	0.15	(0.13)	0.02	(0.31)	0.00	0.00	(0.31)

03/31/2019	10.22	0.13	(0.02)	0.11	(0.12)	0.00	0.00	(0.12)

03/31/2018	10.22	0.07	0.15	0.22	(0.15)	(0.07)	0.00	(0.22)

03/31/2017	10.00	0.09	0.28	0.37	(0.15)	0.00	0.00	(0.15)

PIMCO International Bond Fund (Unhedged)
Institutional Class

04/01/2021 - 09/30/2021+	$10.19	$0.10	$(0.19)	$(0.09)	$(0.07)	$0.00	$0.00	$(0.07)

03/31/2021	8.83	0.20	1.31	1.51	(0.15)	0.00	0.00	(0.15)

03/31/2020	9.50	0.23	(0.68)	(0.45)	(0.19)	0.00	(0.03)	(0.22)

03/31/2019	10.37	0.24	(0.69)	(0.45)	(0.28)	(0.13)	(0.01)	(0.42)

03/31/2018	9.51	0.22	0.79	1.01	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.66	0.25	(0.21)	0.04	(0.13)	0.00	(0.06)	(0.19)
I-2

04/01/2021 - 09/30/2021+	10.19	0.09	(0.18)	(0.09)	(0.07)	0.00	0.00	(0.07)

03/31/2021	8.83	0.19	1.31	1.50	(0.14)	0.00	0.00	(0.14)

03/31/2020	9.50	0.22	(0.68)	(0.46)	(0.18)	0.00	(0.03)	(0.21)

03/31/2019	10.37	0.23	(0.69)	(0.46)	(0.27)	(0.13)	(0.01)	(0.41)

03/31/2018	9.51	0.21	0.79	1.00	(0.14)	0.00	0.00	(0.14)

03/31/2017	9.66	0.24	(0.21)	0.03	(0.12)	0.00	(0.06)	(0.18)
I-3

04/01/2021 - 09/30/2021+	10.19	0.09	(0.19)	(0.10)	(0.06)	0.00	0.00	(0.06)

03/31/2021	8.83	0.19	1.31	1.50	(0.14)	0.00	0.00	(0.14)

03/31/2020	9.50	0.21	(0.67)	(0.46)	(0.18)	0.00	(0.03)	(0.21)

04/27/2018 - 03/31/2019	10.13	0.20	(0.44)	(0.24)	(0.26)	(0.13)	0.00	(0.39)

24	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.64	0.28%	$779,437	0.56	%*	0.56	%*	0.55	%*	0.55	%*	1.99	%*	171%

10.68	9.82	702,595	0.56		0.56		0.55		0.55		1.98		582

9.92	1.21	757,077	0.59		0.59		0.55		0.55		2.56		469

10.21	2.18	810,426	0.62		0.62		0.55		0.55		2.41		295

10.22	3.24	724,490	0.59		0.59		0.55		0.55		1.83		307

10.22	4.88	572,631	0.57		0.57		0.55		0.55		1.94		395

10.64	0.23	55,843	0.65	*	0.65	*	0.65	*	0.65	*	1.89	*	171

10.68	9.72	60,892	0.66		0.66		0.65		0.65		1.88		582

9.92	1.11	58,463	0.69		0.69		0.65		0.65		2.46		469

10.21	2.08	61,502	0.72		0.72		0.65		0.65		2.30		295

10.22	3.13	70,107	0.69		0.69		0.65		0.65		1.72		307

10.22	4.77	72,658	0.67		0.67		0.65		0.65		1.82		395

10.64	0.15	12,906	0.81	*	0.81	*	0.80	*	0.80	*	1.74	*	171

10.68	9.55	13,348	0.81		0.81		0.80		0.80		1.73		582

9.92	0.96	9,549	0.84		0.84		0.80		0.80		2.30		469

10.21	1.93	5,219	0.87		0.87		0.80		0.80		2.15		295

10.22	2.98	6,344	0.84		0.84		0.80		0.80		1.57		307

10.22	4.62	8,900	0.82		0.82		0.80		0.80		1.72		395

10.64	0.10	45,317	0.91	*	0.91	*	0.90	*	0.90	*	1.64	*	171

10.68	9.44	46,393	0.91		0.91		0.90		0.90		1.63		582

9.92	0.86	47,017	0.94		0.94		0.90		0.90		2.22		469

10.21	1.83	61,647	0.97		0.97		0.90		0.90		2.06		295

10.22	2.88	71,213	0.94		0.94		0.90		0.90		1.46		307

10.22	4.51	80,744	0.92		0.92		0.90		0.90		1.60		395

10.64	(0.27)	5,170	1.65	*	1.65	*	1.65	*	1.65	*	0.89	*	171

10.68	8.63	5,667	1.66		1.66		1.65		1.65		0.87		582

9.92	0.11	7,973	1.69		1.69		1.65		1.65		1.48		469

10.21	1.07	10,315	1.72		1.72		1.65		1.65		1.30		295

10.22	2.11	15,536	1.69		1.69		1.65		1.65		0.71		307

10.22	3.73	22,700	1.67		1.67		1.65		1.65		0.86		395

$10.03	(0.89)%	$956,169	0.51	%*	0.51	%*	0.50	%*	0.50	%*	1.88	%*	134%

10.19	17.19	912,645	0.52		0.52		0.50		0.50		2.00		525

8.83	(4.88)	748,973	0.63		0.63		0.50		0.50		2.40		325

9.50	(4.25)	938,509	0.66		0.66		0.50		0.50		2.44		208

10.37	10.67	758,960	0.59		0.59		0.50		0.50		2.17		150

9.51	0.35	578,721	0.60		0.60		0.50		0.50		2.56		267

10.03	(0.94)	225,824	0.61	*	0.61	*	0.60	*	0.60	*	1.78	*	134

10.19	17.07	239,939	0.62		0.62		0.60		0.60		1.86		525

8.83	(4.98)	123,353	0.73		0.73		0.60		0.60		2.27		325

9.50	(4.35)	133,765	0.76		0.76		0.60		0.60		2.33		208

10.37	10.56	244,642	0.69		0.69		0.60		0.60		2.07		150

9.51	0.25	66,644	0.70		0.70		0.60		0.60		2.44		267

10.03	(0.96)	110,204	0.66	*	0.71	*	0.65	*	0.70	*	1.73	*	134

10.19	17.02	84,507	0.67		0.72		0.65		0.70		1.89		525

8.83	(5.02)	89,804	0.78		0.83		0.65		0.70		2.18		325

9.50	(2.24)	36,071	0.81	*	0.86	*	0.65	*	0.70	*	2.11	*	208

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO International Bond Fund (Unhedged) (Cont.)
Administrative Class

04/01/2021 - 09/30/2021+	$10.19	$0.08	$(0.18)	$(0.10)	$(0.06)	$0.00	$0.00	$(0.06)

03/31/2021	8.83	0.18	1.31	1.49	(0.13)	0.00	0.00	(0.13)

03/31/2020	9.50	0.21	(0.68)	(0.47)	(0.17)	0.00	(0.03)	(0.20)

03/31/2019	10.37	0.21	(0.69)	(0.48)	(0.25)	(0.13)	(0.01)	(0.39)

03/31/2018	9.51	0.19	0.79	0.98	(0.12)	0.00	0.00	(0.12)

03/31/2017	9.66	0.21	(0.20)	0.01	(0.10)	0.00	(0.06)	(0.16)
Class A

04/01/2021 - 09/30/2021+	10.19	0.08	(0.19)	(0.11)	(0.05)	0.00	0.00	(0.05)

03/31/2021	8.83	0.16	1.31	1.47	(0.11)	0.00	0.00	(0.11)

03/31/2020	9.50	0.19	(0.68)	(0.49)	(0.15)	0.00	(0.03)	(0.18)

03/31/2019	10.37	0.20	(0.69)	(0.49)	(0.24)	(0.13)	(0.01)	(0.38)

03/31/2018	9.51	0.18	0.79	0.97	(0.11)	0.00	0.00	(0.11)

03/31/2017	9.66	0.21	(0.21)	0.00	(0.09)	0.00	(0.06)	(0.15)
Class C

04/01/2021 - 09/30/2021+	10.19	0.04	(0.19)	(0.15)	(0.01)	0.00	0.00	(0.01)

03/31/2021	8.83	0.09	1.31	1.40	(0.04)	0.00	0.00	(0.04)

03/31/2020	9.50	0.12	(0.68)	(0.56)	(0.08)	0.00	(0.03)	(0.11)

03/31/2019	10.37	0.13	(0.69)	(0.56)	(0.17)	(0.13)	(0.01)	(0.31)

03/31/2018	9.51	0.10	0.79	0.89	(0.03)	0.00	0.00	(0.03)

03/31/2017	9.66	0.14	(0.22)	(0.08)	(0.01)	0.00	(0.06)	(0.07)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.50%.
(g)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.54%.
(h)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.35%.

26	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.03	(1.01)%	$38,645	0.76	%*	0.76	%*	0.75	%*	0.75	%*	1.63	%*	134%

10.19	16.90	36,225	0.77		0.77		0.75		0.75		1.77		525

8.83	(5.12)	30,519	0.88		0.88		0.75		0.75		2.15		325

9.50	(4.49)	53,398	0.91		0.91		0.75		0.75		2.19		208

10.37	10.40	79,082	0.84		0.84		0.75		0.75		1.92		150

9.51	0.10	33,544	0.85		0.85		0.75		0.75		2.19		267

10.03	(1.09)	144,682	0.91	*	0.91	*	0.90	*	0.90	*	1.48	*	134

10.19	16.72	150,556	0.92		0.92		0.90		0.90		1.63		525

8.83	(5.26)	190,729	1.03		1.03		0.90		0.90		1.98		325

9.50	(4.64)	211,975	1.06		1.06		0.90		0.90		2.04		208

10.37	10.23	286,033	0.99		0.99		0.90		0.90		1.83		150

9.51	(0.05)	62,578	1.00		1.00		0.90		0.90		2.18		267

10.03	(1.46)	4,281	1.66	*	1.66	*	1.65	*	1.65	*	0.73	*	134

10.19	15.86	3,958	1.67		1.67		1.65		1.65		0.87		525

8.83	(5.97)	4,565	1.78		1.78		1.65		1.65		1.27		325

9.50	(5.35)	8,151	1.81		1.81		1.65		1.65		1.29		208

10.37	9.41	10,820	1.74		1.74		1.65		1.65		1.03		150

9.51	(0.80)	18,596	1.75		1.75		1.65		1.65		1.42		267

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Assets:

Investments, at value
Investments in securities*	$3,827,061	$182,938	$389,774	$20,823
Investments in Affiliates	391,483	1,327	195,577	342,831
Financial Derivative Instruments
Exchange-traded or centrally cleared	864	16	570	36
Over the counter	13,935	579	24,889	377
Cash	0	0	0	1
Deposits with counterparty	20,588	753	4,377	608
Foreign currency, at value	4,037	48	1,879	2
Receivable for investments sold	12,119	782	39	1,189
Receivable for TBA investments sold	21,401	0	0	0
Receivable for Fund shares sold	5,750	148	2	27
Interest and/or dividends receivable	44,629	2,241	5,933	406
Dividends receivable from Affiliates	68	0	41	1,112
Reimbursement receivable from PIMCO	0	0	0	249
Other assets	0	0	2	0
Total Assets	4,341,935	188,832	623,083	367,661

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$44,515	$632	$0	$0
Payable for short sales	56,676	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	493	7	784	27
Over the counter	5,581	129	32,681	980
Payable for investments purchased	73,034	713	5,909	0
Payable for investments in Affiliates purchased	68	0	41	1,142
Payable for TBA investments purchased	36,244	0	0	0
Payable for unfunded loan commitments	10,533	780	2,419	0
Deposits from counterparty	8,371	0	2,589	0
Payable for Fund shares redeemed	17,495	44	38	525
Distributions payable	1,702	103	1	10
Overdraft due to custodian	5	0	0	0
Accrued investment advisory fees	1,445	78	217	168
Accrued supervisory and administrative fees	1,310	63	194	125
Accrued distribution fees	7	0	0	0
Accrued servicing fees	48	0	2	0
Accrued taxes payable	93	6	64	14
Other liabilities	117	4	165	4
Total Liabilities	257,737	2,559	45,104	2,995

Net Assets	$4,084,198	$186,273	$577,979	$364,666

Net Assets Consist of:

Paid in capital	$4,350,664	$252,539	$1,233,114	$447,853
Distributable earnings (accumulated loss)	(266,466)	(66,266)	(655,135)	(83,187)

Net Assets	$4,084,198	$186,273	$577,979	$364,666

Cost of investments in securities	$3,911,509	$186,614	$410,231	$22,162
Cost of investments in Affiliates	$391,184	$1,327	$195,553	$332,105
Cost of foreign currency held	$4,064	$51	$1,908	$1
Proceeds received on short sales	$59,306	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$(8,454)	$(193)	$(4,624)	$(220)

* Includes repurchase agreements of:	$94,468	$974	$1,075	$562

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 31, 2021	(Unaudited)

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$410,191	$242,636	$1,002,393	$1,715,048
1,671	1,715	47,088	4,674

433	430	1,762	1,779
3,227	1,327	8,069	6,826
1	1	1	76
3,803	4,438	2,915	18,857
2,393	2,741	5,707	5,908
8,068	4,517	17,208	47,379
92,453	90,998	335,117	489,157
77	71	207	724
2,525	1,298	4,843	10,529
0	0	5	1
0	0	0	4
1	1	2	5
524,843	350,173	1,425,317	2,300,967

$44,450	$19,715	$0	$104,666
41,682	32,804	156,347	190,998

444	404	1,670	2,160
1,764	1,546	3,431	19,198
11,152	6,540	33,691	58,973
0	0	5	1
109,342	90,666	323,581	437,993
0	0	0	0
2,342	696	6,889	4,552
1,888	73	394	1,568
2	4	202	282
0	0	0	0
90	41	184	317
79	51	230	376
0	11	6	11
2	2	11	32
19	0	0	0
5	1	3	35
213,261	152,554	526,644	821,162

$311,582	$197,619	$898,673	$1,479,805

$309,547	$186,017	$874,008	$1,458,631
2,035	11,602	24,665	21,174

$311,582	$197,619	$898,673	$1,479,805

$405,014	$233,097	$980,328	$1,669,945
$1,671	$1,713	$47,073	$4,668
$2,431	$2,750	$5,723	$5,896
$41,937	$32,955	$157,034	$191,405
$(955)	$60	$(1,137)	$3,410

$8,615	$7,255	$23,055	$1,801

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	29

Statements of Assets and Liabilities	(Cont.)

	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Net Assets:

Institutional Class	$3,067,151	$186,273	$563,915	$364,666
I-2	779,813	N/A	5,724	N/A
I-3	10,852	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	215,173	N/A	8,340	N/A
Class C	11,209	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	293,610	17,185	70,855	50,990
I-2	74,651	N/A	720	N/A
I-3	1,039	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	20,597	N/A	1,048	N/A
Class C	1,073	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.45	$10.84	$7.96	$7.15
I-2	10.45	N/A	7.96	N/A
I-3	10.45	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	10.45	N/A	7.96	N/A
Class C	10.45	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

30	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 31, 2021	(Unaudited)

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$300,960	$132,476	$779,437	$956,169
N/A	N/A	55,843	225,824
N/A	N/A	N/A	110,204
N/A	56,938	12,906	38,645
10,622	8,205	45,317	144,682
N/A	N/A	5,170	4,281

26,225	14,059	73,258	95,347
N/A	N/A	5,249	22,518
N/A	N/A	N/A	10,989
N/A	6,043	1,213	3,854
926	871	4,259	14,426
N/A	N/A	486	427

$11.48	$9.42	$10.64	$10.03
N/A	N/A	10.64	10.03
N/A	N/A	N/A	10.03
N/A	9.42	10.64	10.03
11.48	9.42	10.64	10.03
N/A	N/A	10.64	10.03

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	31

Statements of Operations

Six Months Ended September 30, 2021 (Unaudited)
(Amounts in thousands†)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Investment Income:

Interest, net of foreign taxes*	$76,498	$4,030	$8,925	$681
Dividends	0	0	0	0
Dividends from Investments in Affiliates	280	2	222	7,060
Total Income	76,778	4,032	9,147	7,741

Expenses:

Investment advisory fees	7,205	470	1,301	1,025
Supervisory and administrative fees	6,563	376	1,166	759
Distribution and/or servicing fees - Administrative Class	N/A	N/A	N/A	N/A
Distribution fees - Class C	43	N/A	N/A	N/A
Servicing fees - Class A	276	N/A	11	N/A
Servicing fees - Class C	15	N/A	N/A	N/A
Trustee fees	7	1	2	1
Interest expense	197	1	26	0
Miscellaneous expense	0	0	2	0
Total Expenses	14,306	848	2,508	1,785
Waiver and/or Reimbursement by PIMCO	(3)	0	0	(1,501)
Net Expenses	14,303	848	2,508	284

Net Investment Income (Loss)	62,475	3,184	6,639	7,457

Net Realized Gain (Loss):

Investments in securities	30,870	2,786	10,211	343
Investments in Affiliates	(6)	0	(6)	(657)
Exchange-traded or centrally cleared financial derivative instruments	4,040	(128)	(3,222)	6
Over the counter financial derivative instruments	5,792	(76)	(1,279)	57
Short sales	23	0	(115)	0
Foreign currency	1,117	42	1,366	(33)

Net Realized Gain (Loss)	41,836	2,624	6,955	(284)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(24,678)	(3,192)	(5,087)	(1,324)
Investments in Affiliates	92	0	(33)	(68)
Exchange-traded or centrally cleared financial derivative instruments	1,709	213	2,678	22
Over the counter financial derivative instruments	3,657	460	(2,217)	(215)
Short sales	153	0	75	0
Foreign currency assets and liabilities	338	(8)	(976)	(1)

Net Change in Unrealized Appreciation (Depreciation)	(18,729)	(2,527)	(5,560)	(1,586)

Net Increase (Decrease) in Net Assets Resulting from Operations	$85,582	$3,281	$8,034	$5,587

* Foreign tax withholdings	$289	$3	$164	$4

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$6,051	$3,032	$10,863	$17,829
10	8	19	18
2	2	23	11
6,063	3,042	10,905	17,858

563	254	1,071	1,871
490	311	1,340	2,217
0	75	16	49
0	0	20	16
13	10	58	198
0	0	7	5
1	1	2	4
25	12	22	43
0	0	0	0
1,092	663	2,536	4,403
0	0	0	(25)
1,092	663	2,536	4,378

4,971	2,379	8,369	13,480

6,621	1,601	2,669	6,992
(1)	1	(2)	4
(1,039)	(205)	(2,726)	(1,248)
4,350	(1,053)	7,451	(23,413)
(258)	86	256	38
(324)	(251)	383	(4,694)

9,349	179	8,031	(22,321)

(7,450)	(3,160)	(8,493)	(16,031)
(1)	0	7	0
(433)	(882)	(2,665)	(6,509)
(2,480)	732	(5,463)	15,076
685	238	1,058	(39)
(15)	112	888	831

(9,694)	(2,960)	(14,668)	(6,672)

$4,626	$(402)	$1,732	$(15,513)

$13	$0	$2	$61

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	33

Statements of Changes in Net Assets

	PIMCO Emerging Markets Bond Fund		PIMCO Emerging Markets Corporate Bond Fund		PIMCO Emerging Markets Currency and Short-Term Investments Fund		PIMCO Emerging Markets Full Spectrum Bond Fund

(Amounts in thousands†)	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$62,475	$97,220	$3,184	$6,060	$6,639	$24,676	$7,457	$12,044
Net realized gain (loss)	41,836	(3,114)	2,624	(3,612)	6,955	(205,039)	(284)	1,087
Net change in unrealized appreciation (depreciation)	(18,729)	232,054	(2,527)	21,609	(5,560)	316,418	(1,586)	32,531

Net Increase (Decrease) in Net Assets Resulting from Operations	85,582	326,160	3,281	24,057	8,034	136,055	5,587	45,662

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(47,161)	(87,262)	(3,131)	(5,862)	(2,036)	0	(7,467)	(5,001)
I-2	(13,050)	(6,943)	N/A	N/A	(17)	0	N/A	N/A
I-3	(203)	(211)	N/A	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	(4,103)	(8,310)	N/A	N/A	(14)	0	N/A	N/A
Class C	(171)	(594)	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	0	0	(12,488)	0	(9,559)
I-2	0	0	N/A	N/A	0	(59)	N/A	N/A
I-3	0	0	N/A	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	0	0	N/A	N/A	0	(88)	N/A	N/A
Class C	0	0	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(64,688)	(103,320)	(3,131)	(5,862)	(2,067)	(12,635)	(7,467)	(14,560)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,573,821	389,499	5,161	44,404	(126,883)	(1,419,293)	6,557	88,317

Total Increase (Decrease) in Net Assets	1,594,715	612,339	5,311	62,599	(120,916)	(1,295,873)	4,677	119,419

Net Assets:

Beginning of period	2,489,483	1,877,144	180,962	118,363	698,895	1,994,768	359,989	240,570
End of period	$4,084,198	$2,489,483	$186,273	$180,962	$577,979	$698,895	$364,666	$359,989

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund		PIMCO Global Bond Opportunities Fund (Unhedged)		PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)		PIMCO International Bond Fund (Unhedged)

Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

$4,971	$9,035	$2,379	$4,847	$8,369	$16,673	$13,480	$25,131
9,349	(8,206)	179	5,129	8,031	1,979	(22,321)	73,718
(9,694)	35,452	(2,960)	20,304	(14,668)	62,648	(6,672)	85,421

4,626	36,281	(402)	30,280	1,732	81,300	(15,513)	184,270

(3,666)	(6,893)	(1,077)	(2,524)	(4,783)	(14,652)	(6,480)	(12,569)
N/A	N/A	N/A	N/A	(358)	(1,139)	(1,600)	(2,386)
N/A	N/A	N/A	N/A	N/A	N/A	(602)	(1,232)
N/A	N/A	(404)	(1,078)	(68)	(219)	(221)	(420)
(101)	(224)	(50)	(125)	(221)	(744)	(772)	(2,264)
N/A	N/A	N/A	N/A	(6)	(67)	(5)	(18)

0	0	0	0	0	0	0	0
N/A	N/A	N/A	N/A	0	0	0	0
N/A	N/A	N/A	N/A	N/A	N/A	0	0
N/A	N/A	0	0	0	0	0	0
0	0	0	0	0	0	0	0
N/A	N/A	N/A	N/A	0	0	0	0

(3,767)	(7,117)	(1,531)	(3,727)	(5,436)	(16,821)	(9,680)	(18,889)

(17,678)	(39,638)	(3,498)	(23,170)	73,482	(115,663)	77,168	74,506

(16,819)	(10,474)	(5,431)	3,383	69,778	(51,184)	51,975	239,887

328,401	338,875	203,050	199,667	828,895	880,079	1,427,830	1,187,943
$311,582	$328,401	$197,619	$203,050	$898,673	$828,895	$1,479,805	$1,427,830

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	35

Schedule of Investments	PIMCO Emerging Markets Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.7%

ANGOLA 0.9%

SOVEREIGN ISSUES 0.9%

Angolan Government International Bond
8.000% due 11/26/2029		$6,600	$6,776
8.250% due 05/09/2028		6,000	6,234
9.125% due 11/26/2049		8,200	8,359
9.500% due 11/12/2025		14,900	16,447

Total Angola (Cost $33,560)			37,816

ARGENTINA 2.1%

SOVEREIGN ISSUES 2.1%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$31,626	11,607
0.750% due 07/09/2035 þ	EUR	1,000	375
1.000% due 07/09/2029		$5,844	2,250
1.125% due 07/09/2035 þ		83,312	27,368
1.125% due 07/09/2046 þ		1,334	446
1.500% due 07/09/2041 þ	EUR	1,000	399
2.000% due 01/09/2038 þ		$8,793	3,412
2.500% due 07/09/2041 þ		85,426	31,351

Provincia de Buenos Aires
3.900% due 09/01/2037 þ		3,872	1,739

Provincia de Cordoba
5.000% due 12/10/2025 ^þ		254	195

Provincia de Entre Rios Argentina
5.000% due 08/08/2028 ^þ(c)		2,538	1,802

Provincia de la Rioja
3.500% due 02/24/2028 ^þ(c)		1,593	1,075
3.500% due 02/24/2028 ^þ(c)(k)		3,452	2,330

Provincia de Neuquen
2.500% due 04/27/2030 ^þ		1,384	865

Total Argentina (Cost $103,871)			85,214

ARMENIA 0.2%

SOVEREIGN ISSUES 0.2%

Republic of Armenia International Bond
3.600% due 02/02/2031		$5,500	5,210
3.950% due 09/26/2029		2,800	2,741

Total Armenia (Cost $8,141)			7,951

AUSTRIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	1,600	1,892

Total Austria (Cost $1,737)			1,892

AZERBAIJAN 0.9%

CORPORATE BONDS & NOTES 0.7%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$22,600	26,685

State Oil Co. of the Azerbaijan Republic
4.750% due 03/13/2023		600	626

			27,311

SOVEREIGN ISSUES 0.2%

Republic of Azerbaijan International Bond
3.500% due 09/01/2032		3,700	3,782
4.750% due 03/18/2024		3,400	3,646

			7,428

Total Azerbaijan (Cost $31,702)			34,739

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BAHAMAS 0.1%

SOVEREIGN ISSUES 0.1%

Bahamas Government International Bond
6.000% due 11/21/2028		$6,550	$5,658

Total Bahamas (Cost $6,575)			5,658

BAHRAIN 0.7%

SOVEREIGN ISSUES 0.7%

Bahrain Government International Bond
4.250% due 01/25/2028		$6,500	6,426
5.250% due 01/25/2033		5,000	4,764
5.625% due 09/30/2031		8,900	8,844
6.125% due 07/05/2022		8,722	9,016

Total Bahrain (Cost $29,373)			29,050

BELARUS 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Belarus International Bond
5.875% due 02/24/2026		$600	565
6.200% due 02/28/2030		700	618
6.378% due 02/24/2031		1,000	883
7.625% due 06/29/2027		400	397

Total Belarus (Cost $2,643)			2,463

BRAZIL 3.7%

CORPORATE BONDS & NOTES 2.7%

B3 S.A. - Brasil Bolsa Balcao
4.125% due 09/20/2031		$9,800	9,614

Banco BTG Pactual S.A.
2.750% due 01/11/2026		1,000	973
4.500% due 01/10/2025		3,200	3,292

Banco do Brasil S.A.
3.250% due 09/30/2026		15,200	15,211
3.875% due 10/10/2022		2,258	2,316

Banco Votorantim S.A.
4.000% due 09/24/2022		2,600	2,664
4.500% due 09/24/2024		800	839

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		21,000	22,561

BRF S.A.
5.750% due 09/21/2050		7,300	7,010

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030		1,800	1,790

CSN Inova Ventures
6.750% due 01/28/2028		12,200	13,029

CSN Resources S.A.
7.625% due 04/17/2026		5,600	5,944

Globo Comunicacao e Participacoes S.A.
4.875% due 01/22/2030		500	496

Odebrecht Oil & Gas Finance Ltd.
0.000% due 11/01/2021 (f)(h)		9,803	86

Petrobras Global Finance BV
5.093% due 01/15/2030		875	926
5.600% due 01/03/2031		350	380
6.850% due 06/05/2115		2,300	2,376
7.250% due 03/17/2044		1,900	2,197

Rumo Luxembourg SARL
5.250% due 01/10/2028		1,000	1,051

Suzano Austria GmbH
3.125% due 01/15/2032		2,000	1,934

Vale Overseas Ltd.
6.250% due 08/10/2026		2,600	3,076
6.875% due 11/21/2036		680	907
6.875% due 11/10/2039		2,250	3,047

Vale S.A.
2.762% due 12/29/2049 «~(h)	BRL	86,100	8,764

			110,483

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.0%

Banco Nacional de Desenvolvimento Economico e Social
5.750% due 09/26/2023		$200	$219

Brazil Government International Bond
2.875% due 06/06/2025		2,400	2,455
4.625% due 01/13/2028		200	211
4.750% due 01/14/2050		24,474	21,727
5.000% due 01/27/2045		1,875	1,755
5.625% due 01/07/2041		2,000	2,028

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2022 (f)	BRL	18,200	3,285
0.000% due 04/01/2022 (f)		5,700	1,007
0.000% due 07/01/2022 (f)		25,600	4,422
0.000% due 10/01/2022 (f)		22,700	3,826

			40,935

Total Brazil (Cost $149,567)			151,418

CAMEROON 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Cameroon International Bond
5.950% due 07/07/2032	EUR	4,700	5,347

Total Cameroon (Cost $5,573)			5,347

CAYMAN ISLANDS 2.4%

ASSET-BACKED SECURITIES 0.0%

Garanti Diversified Payment Rights Finance Co.
3.296% due 10/09/2021 «•		$258	258

CORPORATE BONDS & NOTES 2.4%

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (f)		6,947	5,260

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026		4,500	4,202
3.125% due 10/22/2025		2,900	2,755

Dubai DOF Sukuk Ltd.
2.763% due 09/09/2030		200	203

Geely Automobile Holdings Ltd.
4.000% due 12/09/2024 •(h)		200	208

ICD Funding Ltd.
3.223% due 04/28/2026		800	811

ICD Sukuk Co. Ltd.
5.000% due 02/01/2027		2,400	2,637

Interoceanica Finance Ltd.
0.000% due 05/15/2030 (f)		5,780	5,039

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024		3,400	2,593
9.750% due 09/28/2023		1,700	1,345
11.250% due 04/09/2022		5,000	4,500
11.500% due 01/30/2023		200	169
11.950% due 11/12/2023		1,700	1,402

KSA Sukuk Ltd.
4.303% due 01/19/2029		500	574

Lima Metro Line Finance Ltd.
4.350% due 04/05/2036		4,249	4,550
5.875% due 07/05/2034		963	1,129

MGM China Holdings Ltd.
4.750% due 02/01/2027		3,000	2,955

New Metro Global Ltd.
4.500% due 05/02/2026		3,200	2,940

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		9,699	5,407

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		1,299	1,286

Poinsettia Finance Ltd.
6.625% due 06/17/2031		6,509	6,435

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025		200	193

36	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ronshine China Holdings Ltd.
8.750% due 10/25/2022	$6,500	$4,834
10.500% due 03/01/2022	4,900	4,061

S.A. Global Sukuk Ltd.
1.602% due 06/17/2026	5,600	5,573
2.694% due 06/17/2031	8,300	8,386

Samba Funding Ltd.
2.750% due 10/02/2024	300	312
2.900% due 01/29/2027	500	523

Sands China Ltd.
5.400% due 08/08/2028	5,500	6,081

Seazen Group Ltd.
4.450% due 07/13/2025	300	277

Sunac China Holdings Ltd.
5.950% due 04/26/2024	2,900	2,292
6.500% due 01/26/2026	4,800	3,876
7.250% due 06/14/2022	1,400	1,288
7.500% due 02/01/2024	1,000	827
7.950% due 10/11/2023	300	252

Xiaomi Best Time International Ltd.
4.100% due 07/14/2051	1,000	1,019

		96,194

Total Cayman Islands (Cost $99,917)		96,452

CHILE 2.3%

CORPORATE BONDS & NOTES 1.3%

Banco del Estado de Chile
2.704% due 01/09/2025	$1,600	1,660

Banco Santander Chile
2.700% due 01/10/2025	2,350	2,447

Celulosa Arauco y Constitucion S.A.
4.500% due 08/01/2024	200	216

Corp. Nacional del Cobre de Chile
3.150% due 01/14/2030	2,200	2,274
3.625% due 08/01/2027	900	966
3.700% due 01/30/2050	2,000	2,034
4.250% due 07/17/2042	8,600	9,571
4.375% due 02/05/2049	453	513
4.500% due 08/01/2047	700	804
4.875% due 11/04/2044	4,620	5,531

Embotelladora Andina S.A.
3.950% due 01/21/2050	1,650	1,746

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050	600	531
3.830% due 09/14/2061 (k)	6,700	6,581

Empresa de Transporte de Pasajeros Metro S.A.
3.650% due 05/07/2030	1,100	1,194
4.700% due 05/07/2050	400	471

Empresa Nacional del Petroleo
3.450% due 09/16/2031	7,100	6,986
4.375% due 10/30/2024	200	216

GNL Quintero S.A.
4.634% due 07/31/2029	6,024	6,528

Sociedad Quimica y Minera de Chile S.A.
4.250% due 05/07/2029	1,200	1,353

		51,622

SOVEREIGN ISSUES 1.0%

Chile Government International Bond
3.100% due 05/07/2041	23,000	22,241
3.240% due 02/06/2028	200	213
3.250% due 09/21/2071	10,800	9,778
3.500% due 04/15/2053	1,000	1,005
3.625% due 10/30/2042	4,000	4,187
3.860% due 06/21/2047	2,000	2,152

		39,576

Total Chile (Cost $89,723)		91,198

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 1.2%

CORPORATE BONDS & NOTES 1.2%

Chalco Hong Kong Investment Co. Ltd.
2.100% due 07/28/2026	$200	$198

Contemporary Ruiding Development Ltd.
1.875% due 09/17/2025	500	503

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027	1,500	1,653

Sinopec Group Overseas Development Ltd.
2.150% due 05/13/2025	12,700	13,010
2.700% due 05/13/2030	7,200	7,384
3.250% due 09/13/2027	1,200	1,295
3.680% due 08/08/2049	5,800	6,270
4.125% due 09/12/2025	2,300	2,534
4.375% due 10/17/2023	2,000	2,139
4.875% due 05/17/2042	6,060	7,527

SPIC MTN Co. Ltd.
1.625% due 07/27/2025	1,300	1,295

Yango Justice International Ltd.
7.500% due 04/15/2024	5,800	4,546

ZhongAn Online P&C Insurance Co. Ltd.
3.125% due 07/16/2025	200	198

Total China (Cost $47,405)		48,552

COLOMBIA 1.9%

CORPORATE BONDS & NOTES 0.3%

Ecopetrol S.A.
5.875% due 09/18/2023	$3,000	3,235
5.875% due 05/28/2045	3,400	3,439
7.375% due 09/18/2043	6,200	7,279

		13,953

SOVEREIGN ISSUES 1.6%

Colombia Government International Bond
2.625% due 03/15/2023	1,800	1,829
3.125% due 04/15/2031	1,000	938
3.250% due 04/22/2032	900	842
3.875% due 02/15/2061	5,200	4,206
4.000% due 02/26/2024	500	523
4.125% due 02/22/2042	1,600	1,443
4.125% due 05/15/2051	27,100	23,350
4.500% due 01/28/2026	4,400	4,726
5.000% due 06/15/2045 (k)	9,300	9,099
5.200% due 05/15/2049	1,200	1,198
5.625% due 02/26/2044	2,300	2,406
6.125% due 01/18/2041	6,200	6,829
7.375% due 09/18/2037	5,325	6,568

		63,957

Total Colombia (Cost $79,656)		77,910

COSTA RICA 0.4%

SOVEREIGN ISSUES 0.4%

Costa Rica Government International Bond
4.250% due 01/26/2023	$5,600	5,729
5.625% due 04/30/2043	8,500	7,586
6.125% due 02/19/2031	2,000	2,058
7.158% due 03/12/2045	200	201

Total Costa Rica (Cost $15,523)		15,574

DOMINICAN REPUBLIC 2.1%

SOVEREIGN ISSUES 2.1%

Dominican Republic International Bond
4.875% due 09/23/2032	$12,000	12,271
5.300% due 01/21/2041	8,800	8,725
5.500% due 01/27/2025	7,800	8,541
5.875% due 01/30/2060	18,250	17,903
5.950% due 01/25/2027	12,100	13,643
6.000% due 07/19/2028	13,700	15,515
6.400% due 06/05/2049	4,600	4,881

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 02/15/2048		$1,706	$1,827
6.850% due 01/27/2045		300	336
6.875% due 01/29/2026		3,100	3,588

Total Dominican Republic (Cost $83,453)			87,230

ECUADOR 1.2%

CORPORATE BONDS & NOTES 0.0%

Petroamazonas EP
4.625% due 12/06/2021		$469	468

SOVEREIGN ISSUES 1.2%

Ecuador Government International Bond
0.000% due 07/31/2030 (f)		2,949	1,548
0.500% due 07/31/2040 þ		13,565	7,916
1.000% due 07/31/2035 þ		36,914	24,521
5.000% due 07/31/2030 þ		19,574	16,467

			50,452

Total Ecuador (Cost $48,607)			50,920

EGYPT 4.1%

SOVEREIGN ISSUES 4.1%

Egypt Government International Bond
4.750% due 04/11/2025	EUR	5,100	6,031
4.750% due 04/16/2026		7,600	8,871
5.577% due 02/21/2023		$2,800	2,887
5.875% due 02/16/2031 (k)		1,900	1,751
6.125% due 01/31/2022		78,100	78,788
6.375% due 04/11/2031	EUR	5,800	6,604
7.053% due 01/15/2032		$12,900	12,535
7.300% due 09/30/2033		10,650	10,368
7.500% due 02/16/2061		12,000	10,565
7.600% due 03/01/2029		2,400	2,494
7.625% due 05/29/2032		6,200	6,199
7.903% due 02/21/2048		4,300	3,940
8.500% due 01/31/2047		5,300	5,134
8.700% due 03/01/2049		1,100	1,071
8.750% due 09/30/2051		8,050	7,876
8.875% due 05/29/2050		800	794
14.313% due 10/13/2023	EGP	17,000	1,097

Total Egypt (Cost $168,746)			167,005

EL SALVADOR 0.3%

SOVEREIGN ISSUES 0.3%

El Salvador Government International Bond
6.375% due 01/18/2027		$2,000	1,500
7.125% due 01/20/2050		5,200	3,601
7.625% due 09/21/2034		3,070	2,236
7.650% due 06/15/2035		1,200	870
7.750% due 01/24/2023		500	423
8.250% due 04/10/2032		1,410	1,058
9.500% due 07/15/2052		1,000	784

Total El Salvador (Cost $13,611)			10,472

ETHIOPIA 0.0%

SOVEREIGN ISSUES 0.0%

Ethiopia International Bond
6.625% due 12/11/2024		$1,800	1,567

Total Ethiopia (Cost $1,801)			1,567

GABON 0.0%

SOVEREIGN ISSUES 0.0%

Gabon Government International Bond
6.375% due 12/12/2024		$693	740

Total Gabon (Cost $682)			740

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	37

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 0.3%

CORPORATE BONDS & NOTES 0.3%

Deutsche Bank AG
1.315% (US0003M + 1.190%) due 11/16/2022 ~	$2,200	$2,221
3.700% due 05/30/2024	3,500	3,729
3.950% due 02/27/2023	5,600	5,854

Total Germany (Cost $10,970)		11,804

GHANA 1.2%

SOVEREIGN ISSUES 1.2%

Ghana Government International Bond
0.000% due 04/07/2025 (f)	$1,200	930
6.375% due 02/11/2027	2,500	2,359
7.625% due 05/16/2029	1,950	1,858
7.750% due 04/07/2029	4,100	3,920
7.875% due 03/26/2027	3,300	3,234
8.125% due 01/18/2026	200	203
8.125% due 03/26/2032	13,100	12,442
8.625% due 04/07/2034	6,200	5,914
8.750% due 03/11/2061	19,800	17,758
8.950% due 03/26/2051	1,200	1,097
10.750% due 10/14/2030	395	478

Total Ghana (Cost $52,670)		50,193

GUATEMALA 1.5%

SOVEREIGN ISSUES 1.5%

Guatemala Government International Bond
4.375% due 06/05/2027	$6,400	6,858
4.500% due 05/03/2026	2,000	2,147
4.650% due 10/07/2041 (a)	7,100	6,919
4.875% due 02/13/2028	5,500	5,954
4.900% due 06/01/2030	4,600	5,008
5.375% due 04/24/2032	1,000	1,138
5.750% due 06/06/2022	17,970	18,460
6.125% due 06/01/2050	11,900	13,745

Total Guatemala (Cost $59,288)		60,229

HONG KONG 0.7%

CORPORATE BONDS & NOTES 0.6%

AIA Group Ltd.
3.200% due 09/16/2040	$400	404

Huarong Finance Co. Ltd.
1.378% (US0003M + 1.250%) due 02/24/2025 ~	6,300	5,481
2.500% due 02/24/2023	2,200	2,096
3.250% due 11/13/2024	1,000	945
3.375% due 02/24/2030	1,700	1,441
3.750% due 05/29/2024	200	191
4.500% due 01/24/2022 •(h)	1,600	1,544
4.500% due 05/29/2029	5,200	4,797
5.000% due 11/19/2025	3,000	2,932
5.500% due 01/16/2025	400	397

Lenovo Group Ltd.
3.421% due 11/02/2030	2,500	2,608
5.875% due 04/24/2025	2,800	3,156

		25,992

SOVEREIGN ISSUES 0.1%

Airport Authority
2.625% due 02/04/2051	4,300	4,227

Total Hong Kong (Cost $28,851)		30,219

HUNGARY 0.5%

SOVEREIGN ISSUES 0.5%

Hungary Government International Bond
2.125% due 09/22/2031	$11,300	11,145
3.125% due 09/21/2051	4,850	4,786

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.625% due 03/29/2041		$1,600	$2,671

Total Hungary (Cost $18,421)			18,602

INDIA 1.1%

CORPORATE BONDS & NOTES 0.8%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		$3,300	3,304

Adani Transmission Ltd.
4.250% due 05/21/2036		1,496	1,534

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		1,700	1,716
3.950% due 02/13/2050		1,100	1,048

JSW Steel Ltd.
5.050% due 04/05/2032		10,000	9,966

Muthoot Finance Ltd.
4.400% due 09/02/2023		2,800	2,857

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		1,000	1,053
6.450% due 09/27/2022		4,000	4,110

ReNew Wind Energy AP2
4.500% due 07/14/2028		2,800	2,862

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		5,400	5,505
5.700% due 02/27/2022		200	202

			34,157

SOVEREIGN ISSUES 0.3%

Export-Import Bank of India
3.375% due 08/05/2026		9,800	10,417
3.875% due 03/12/2024		1,200	1,275

			11,692

Total India (Cost $45,140)			45,849

INDONESIA 5.1%

CORPORATE BONDS & NOTES 3.0%

Bank Mandiri Persero Tbk PT
2.000% due 04/19/2026		$2,000	2,007

Indonesia Asahan Aluminium Persero PT
4.750% due 05/15/2025		4,100	4,464
5.450% due 05/15/2030		12,900	14,851

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		3,500	3,684
4.875% due 10/01/2024		800	880

Pelabuhan Indonesia PT
4.250% due 05/05/2025		7,100	7,730
5.375% due 05/05/2045		2,000	2,367

Pertamina Persero PT
1.400% due 02/09/2026		1,900	1,866
4.700% due 07/30/2049		3,000	3,252
5.625% due 05/20/2043		1,000	1,189
6.000% due 05/03/2042		18,858	23,363
6.450% due 05/30/2044		10,700	13,995
6.500% due 11/07/2048		700	931

PT Perusahaan Listrik Negara
4.000% due 06/30/2050		8,900	8,544
4.125% due 05/15/2027		1,500	1,628
4.375% due 02/05/2050		3,000	3,022
5.250% due 10/24/2042		14,100	15,797
5.250% due 05/15/2047		4,800	5,346
5.375% due 01/25/2029		4,300	4,985
5.450% due 05/21/2028		250	291
6.250% due 01/25/2049		300	380

			120,572

SOVEREIGN ISSUES 2.1%

Indonesia Government International Bond
1.100% due 03/12/2033	EUR	5,400	6,074
2.625% due 06/14/2023		1,700	2,054
4.350% due 01/11/2048		$1,800	2,009
4.625% due 04/15/2043		400	455

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 07/18/2047		$900	$1,058
5.125% due 01/15/2045		5,000	6,064
5.250% due 01/17/2042		5,700	6,946
5.250% due 01/08/2047		2,000	2,499
6.625% due 02/17/2037		5,840	7,976
6.750% due 01/15/2044		14,600	21,206
7.750% due 01/17/2038		6,225	9,274
8.500% due 10/12/2035		1,290	2,019

Perusahaan Penerbit SBSN Indonesia
2.800% due 06/23/2030		2,300	2,375
3.800% due 06/23/2050		8,200	8,360
4.450% due 02/20/2029		6,400	7,376

			85,745

Total Indonesia (Cost $189,569)			206,317

IRELAND 0.3%

CORPORATE BONDS & NOTES 0.3%

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	1,795

Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022		$7,000	7,266
6.800% due 11/22/2025 (k)		4,000	4,706

Total Ireland (Cost $12,835)			13,767

ISLE OF MAN 0.0%

CORPORATE BONDS & NOTES 0.0%

NE Property BV
1.875% due 10/09/2026	EUR	200	242

Total Isle of Man (Cost $245)			242

ISRAEL 0.5%

CORPORATE BONDS & NOTES 0.5%

Israel Electric Corp. Ltd.
4.250% due 08/14/2028		$5,600	6,291

Leviathan Bond Ltd.
6.125% due 06/30/2025		6,800	7,391
6.500% due 06/30/2027		4,600	5,067

			18,749

SOVEREIGN ISSUES 0.0%

Israel Government International Bond
3.800% due 05/13/2060		1,700	1,890

Total Israel (Cost $19,240)			20,639

IVORY COAST 1.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Republic of Cote d’lvoire
3.750% (EUR003M + 3.750%) due 12/23/2021 «~	EUR	5,900	6,775
5.000% (EUR003M + 5.000%) due 03/19/2027 «~		2,100	2,457

			9,232

SOVEREIGN ISSUES 1.5%

Ivory Coast Government International Bond
4.875% due 01/30/2032		4,800	5,434
5.250% due 03/22/2030		13,350	16,085
5.750% due 12/31/2032 þ		$25,357	25,452
5.875% due 10/17/2031	EUR	800	969
6.625% due 03/22/2048		6,000	7,013
6.875% due 10/17/2040		3,900	4,840

			59,793

Total Ivory Coast (Cost $69,468)			69,025

38	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAMAICA 0.0%

CORPORATE BONDS & NOTES 0.0%

TransJamaican Highway Ltd.
5.750% due 10/10/2036		$1,930	$1,935

Total Jamaica (Cost $1,933)			1,935

JORDAN 0.7%

SOVEREIGN ISSUES 0.7%

Jordan Government International Bond
5.750% due 01/31/2027		$3,300	3,537
5.850% due 07/07/2030		3,200	3,329
6.125% due 01/29/2026		17,600	19,038
7.375% due 10/10/2047		3,900	4,055

Total Jordan (Cost $29,562)			29,959

KAZAKHSTAN 0.9%

CORPORATE BONDS & NOTES 0.7%

Development Bank of Kazakhstan JSC
4.125% due 12/10/2022		$500	518

KazMunayGas National Co. JSC
4.750% due 04/24/2025		2,400	2,653
4.750% due 04/19/2027		4,200	4,705
5.375% due 04/24/2030		385	455
5.750% due 04/19/2047		9,300	11,199

Tengizchevroil Finance Co. International Ltd.
3.250% due 08/15/2030		6,600	6,705
4.000% due 08/15/2026		500	538

			26,773

SOVEREIGN ISSUES 0.2%

Kazakhstan Government International Bond
2.375% due 11/09/2028	EUR	2,100	2,712
4.875% due 10/14/2044		$3,100	3,810
6.500% due 07/21/2045		1,600	2,318

			8,840

Total Kazakhstan (Cost $32,897)			35,613

KENYA 0.5%

SOVEREIGN ISSUES 0.5%

Republic of Kenya Government International Bond
6.300% due 01/23/2034		$6,900	6,828
8.000% due 05/22/2032		10,400	11,523

Total Kenya (Cost $18,799)			18,351

KUWAIT 0.0%

SOVEREIGN ISSUES 0.0%

Kuwait International Government Bond
3.500% due 03/20/2027		$1,200	1,330

Total Kuwait (Cost $1,329)			1,330

LUXEMBOURG 1.3%

CORPORATE BONDS & NOTES 1.3%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)		$6,466	1,788

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		4,520	4,666
6.000% due 11/27/2023		8,500	9,351

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		2,300	2,374
5.150% due 02/11/2026		5,650	6,308
6.510% due 03/07/2022		5,713	5,853

Guara Norte SARL
5.198% due 06/15/2034		9,332	9,393

Petrorio Luxembourg SARL
6.125% due 06/09/2026		4,300	4,337

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		$3,300	$3,428
5.250% due 05/23/2023 (i)		400	422
6.125% due 02/07/2022		800	815

Unigel Luxembourg S.A.
8.750% due 10/01/2026		4,500	4,843

Total Luxembourg (Cost $54,351)			53,578

MALAYSIA 0.7%

CORPORATE BONDS & NOTES 0.7%

Petronas Capital Ltd.
3.404% due 04/28/2061		$13,600	13,733
4.550% due 04/21/2050		6,700	8,233
4.800% due 04/21/2060		4,800	6,267

Total Malaysia (Cost $25,552)			28,233

MARSHALL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%

Nakilat, Inc.
6.267% due 12/31/2033		$351	438

Total Marshall Islands (Cost $414)			438

		SHARES
MEXICO 7.0%

COMMON STOCKS 0.0%

Hipotecaria Su Casita S.A. «(d)		93,349	0

Urbi Desarrollos Urbanos S.A.B. de C.V. (d)		4,673	2

			2

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 4.9%

Banco Mercantil del Norte S.A.
7.500% due 06/27/2029 •(h)(i)		$5,540	6,185
7.625% due 01/10/2028 •(h)(i)		500	558
8.375% due 10/14/2030 •(h)(i)		700	828

BBVA Bancomer S.A.
6.750% due 09/30/2022		950	1,000

Cibanco S.A. Ibm
4.962% due 07/18/2029		2,700	2,967

Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2049		14,600	0
9.250% due 06/30/2049		900	0

Industrias Penoles S.A.B. de C.V.
4.750% due 08/06/2050		1,100	1,218

Minera Mexico S.A. de C.V.
4.500% due 01/26/2050		6,000	6,652

Petroleos Mexicanos
3.750% due 02/21/2024	EUR	500	599
4.875% due 01/24/2022		$200	203
5.350% due 02/12/2028		10,900	10,760
5.950% due 01/28/2031		12,100	11,746
6.350% due 02/12/2048		23,238	19,671
6.375% due 01/23/2045		12,500	10,648
6.490% due 01/23/2027		11,762	12,445
6.500% due 03/13/2027		2,100	2,221
6.500% due 06/02/2041		13,000	11,526
6.625% due 06/15/2035		1,225	1,164
6.750% due 09/21/2047		15,590	13,621
6.840% due 01/23/2030		5,058	5,231
6.950% due 01/28/2060		63,220	55,334
7.690% due 01/23/2050		20,633	19,566

Trust Fibra Uno
6.390% due 01/15/2050		3,400	4,031
6.950% due 01/30/2044		200	248

			198,422

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.1%

Mexico Government International Bond
2.659% due 05/24/2031		$1,100	$1,064
3.750% due 01/11/2028		275	300
3.750% due 04/19/2071		7,300	6,325
3.771% due 05/24/2061		15,000	13,348
4.000% due 03/15/2115	EUR	4,000	5,051
4.280% due 08/14/2041		$3,000	3,068
4.500% due 04/22/2029		2,300	2,587
4.750% due 04/27/2032		1,000	1,127
5.000% due 04/27/2051		4,800	5,281
5.750% due 10/12/2110		42,150	48,107

			86,258

Total Mexico (Cost $312,461)			284,682

MONGOLIA 0.4%

SOVEREIGN ISSUES 0.4%

Mongolia Government International Bond
3.500% due 07/07/2027		$9,900	9,634
4.450% due 07/07/2031		5,600	5,443
5.625% due 05/01/2023		754	793
8.750% due 03/09/2024		300	341

Total Mongolia (Cost $16,336)			16,211

MOROCCO 1.4%

CORPORATE BONDS & NOTES 0.3%

OCP S.A.
3.750% due 06/23/2031		$5,550	5,547
5.125% due 06/23/2051		6,600	6,555

			12,102

SOVEREIGN ISSUES 1.1%

Morocco Government International Bond
2.375% due 12/15/2027		13,943	13,681
4.000% due 12/15/2050		11,200	10,246
4.250% due 12/11/2022		19,900	20,613

			44,540

Total Morocco (Cost $57,186)			56,642

NAMIBIA 0.2%

SOVEREIGN ISSUES 0.1%

Namibia Government International Bond
5.250% due 10/29/2025		$2,300	2,466

U.S. GOVERNMENT AGENCIES 0.1%

Namibia International Bonds
5.500% due 11/03/2021		5,000	5,018

Total Namibia (Cost $7,270)			7,484

NETHERLANDS 0.9%

ASSET-BACKED SECURITIES 0.0%

Penta CLO BV
0.790% due 08/04/2028 •	EUR	110	128

CORPORATE BONDS & NOTES 0.9%

InterCement Financial Operations BV
5.750% due 07/17/2024		$500	473

Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042		2,600	3,579

Metinvest BV
7.750% due 04/23/2023		200	212
8.500% due 04/23/2026		3,300	3,690

Prosus NV
1.539% due 08/03/2028	EUR	1,600	1,880
2.031% due 08/03/2032		800	925

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	39

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.061% due 07/13/2031	$2,000	$1,955
3.680% due 01/21/2030	2,500	2,596
4.027% due 08/03/2050	1,500	1,408

Republic of Angola Via Avenir BV
4.665% (US0006M + 4.500%) due 12/07/2023 ~	11,010	11,010
7.661% (US0006M + 7.500%) due 07/01/2023 ~	7,676	7,638

		35,366

Total Netherlands (Cost $34,600)		35,494

NIGERIA 2.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Bank of Industry Limited
6.116% (LIBOR03M + 6.000%) due 12/14/2023 ~	$12,700	12,776

SOVEREIGN ISSUES 2.5%

Nigeria Government International Bond
5.625% due 06/27/2022	7,444	7,639
6.125% due 09/28/2028	6,100	6,132
6.375% due 07/12/2023	12,600	13,324
6.500% due 11/28/2027	15,800	16,422
7.143% due 02/23/2030	13,400	13,698
7.375% due 09/28/2033	10,900	11,009
7.625% due 11/21/2025	4,300	4,768
7.696% due 02/23/2038	7,500	7,438
7.875% due 02/16/2032	7,600	7,922
8.250% due 09/28/2051	6,400	6,459
8.747% due 01/21/2031	7,500	8,247

		103,058

Total Nigeria (Cost $112,741)		115,834

OMAN 2.2%

SOVEREIGN ISSUES 2.2%

Oman Government International Bond
3.875% due 03/08/2022	$4,500	4,538
4.125% due 01/17/2023	3,300	3,374
4.875% due 02/01/2025	10,200	10,624
5.625% due 01/17/2028	2,260	2,357
6.000% due 08/01/2029	31,100	32,790
6.250% due 01/25/2031	5,500	5,896
6.500% due 03/08/2047	4,400	4,279
6.750% due 10/28/2027	2,300	2,562
6.750% due 01/17/2048	1,400	1,390
7.000% due 01/25/2051	5,600	5,699
7.375% due 10/28/2032	2,300	2,626

Oman Sovereign Sukuk Co.
4.875% due 06/15/2030	11,000	11,594

Total Oman (Cost $84,330)		87,729

PAKISTAN 0.5%

CORPORATE BONDS & NOTES 0.2%

Third Pakistan International Sukuk Co. Ltd.
5.500% due 10/13/2021	$5,000	5,002
5.625% due 12/05/2022	1,500	1,537

		6,539

SOVEREIGN ISSUES 0.3%

Pakistan Government International Bond
6.875% due 12/05/2027	2,500	2,520
8.875% due 04/08/2051	9,300	9,386

		11,906

Total Pakistan (Cost $18,538)		18,445

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PANAMA 1.6%

CORPORATE BONDS & NOTES 0.4%

Aeropuerto Internacional de Tocumen S.A.
5.125% due 08/11/2061		$4,500	$4,728

Banco General S.A.
5.250% due 05/07/2031 •(h)(i)		9,500	9,619

Banco Nacional de Panama
2.500% due 08/11/2030		1,800	1,729

ENA Norte Trust
4.950% due 04/25/2028		1,018	1,039

			17,115

SOVEREIGN ISSUES 1.2%

Panama Government International Bond
2.252% due 09/29/2032		3,000	2,830
4.300% due 04/29/2053		14,100	14,968
4.500% due 05/15/2047		6,200	6,786
4.500% due 04/16/2050		1,000	1,092
4.500% due 04/01/2056		4,500	4,912
6.700% due 01/26/2036		8,600	11,467
8.125% due 04/28/2034		2,860	4,147
9.375% due 01/16/2023		900	1,005
9.375% due 04/01/2029		518	755

			47,962

Total Panama (Cost $64,699)			65,077

PARAGUAY 0.4%

SOVEREIGN ISSUES 0.4%

Paraguay Government International Bond
2.739% due 01/29/2033		$800	771
4.950% due 04/28/2031		4,000	4,527
5.400% due 03/30/2050		3,700	4,264
5.600% due 03/13/2048		200	233
6.100% due 08/11/2044		5,600	6,846

Total Paraguay (Cost $15,626)			16,641

PERU 1.2%

CORPORATE BONDS & NOTES 0.7%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	14,500	3,449

Cia de Minas Buenaventura SAA
5.500% due 07/23/2026		$1,700	1,683

InRetail Consumer
3.250% due 03/22/2028		5,000	5,019

Petroleos del Peru S.A.
4.750% due 06/19/2032		4,000	4,125
5.625% due 06/19/2047		14,400	14,408

			28,684

SOVEREIGN ISSUES 0.5%

Peru Government International Bond
2.392% due 01/23/2026		3,700	3,783
2.780% due 12/01/2060		900	762
2.783% due 01/23/2031		2,200	2,183
2.844% due 06/20/2030		1,400	1,416
3.230% due 07/28/2121		2,100	1,749
3.550% due 03/10/2051 (k)		4,000	3,987
5.350% due 08/12/2040	PEN	16,200	3,115
6.350% due 08/12/2028		14,700	3,672
6.550% due 03/14/2037		$1,200	1,623

			22,290

Total Peru (Cost $55,346)			50,974

PHILIPPINES 0.6%

CORPORATE BONDS & NOTES 0.1%

PLDT, Inc.
3.450% due 06/23/2050		$5,800	5,898

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.5%

Philippines Government International Bond
2.650% due 12/10/2045		$4,900	$4,493
2.950% due 05/05/2045		5,000	4,774
3.700% due 03/01/2041		8,300	8,806
3.700% due 02/02/2042		3,000	3,185

			21,258

Total Philippines (Cost $28,876)			27,156

QATAR 2.2%

CORPORATE BONDS & NOTES 0.5%

Qatar Petroleum
2.250% due 07/12/2031		$5,300	5,257
3.125% due 07/12/2041		5,600	5,608
3.300% due 07/12/2051		11,000	11,132

			21,997

SOVEREIGN ISSUES 1.7%

Qatar Government International Bond
3.750% due 04/16/2030		9,500	10,715
4.400% due 04/16/2050		4,800	5,869
4.625% due 06/02/2046		17,100	21,448
4.817% due 03/14/2049 (k)		14,150	18,234
4.817% due 03/14/2049		1,730	2,229
5.103% due 04/23/2048		8,100	10,766

			69,261

Total Qatar (Cost $87,457)			91,258

ROMANIA 1.9%

SOVEREIGN ISSUES 1.9%

Romania Government International Bond
1.750% due 07/13/2030	EUR	27,400	31,073
2.000% due 12/08/2026		4,500	5,581
2.124% due 07/16/2031		11,250	13,029
2.375% due 04/19/2027		500	630
2.625% due 12/02/2040		750	811
2.750% due 04/14/2041		1,000	1,078
2.875% due 05/26/2028		100	129
2.875% due 04/13/2042		7,000	7,590
3.375% due 01/28/2050		5,300	6,055
3.500% due 04/03/2034		400	510
4.000% due 02/14/2051		$7,300	7,303
4.625% due 04/03/2049	EUR	1,400	1,902

Total Romania (Cost $78,264)			75,691

RUSSIA 1.4%

CORPORATE BONDS & NOTES 0.1%

SCF Capital Designated Activity Co.
5.375% due 06/16/2023		$4,000	4,265

SOVEREIGN ISSUES 1.3%

Russia Government International Bond
1.125% due 11/20/2027	EUR	1,300	1,504
1.850% due 11/20/2032		4,600	5,323
4.375% due 03/21/2029 (k)		$1,600	1,815
4.750% due 05/27/2026		7,600	8,566
5.100% due 03/28/2035		16,600	19,905
5.250% due 06/23/2047		3,200	4,062
5.625% due 04/04/2042		5,800	7,528
12.750% due 06/24/2028		1,525	2,525

			51,228

Total Russia (Cost $52,246)			55,493

40	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RWANDA 0.1%

SOVEREIGN ISSUES 0.1%

Rwanda Government International Bond
5.500% due 08/09/2031		$2,600	$2,714

Total Rwanda (Cost $2,600)			2,714

SAUDI ARABIA 3.2%

CORPORATE BONDS & NOTES 0.7%

Saudi Arabian Oil Co.
2.875% due 04/16/2024		$300	313
3.500% due 11/24/2070		28,800	27,153

			27,466

SOVEREIGN ISSUES 2.5%

Saudi Government International Bond
2.250% due 02/02/2033		17,000	16,562
2.875% due 03/04/2023		200	207
3.450% due 02/02/2061		9,000	8,855
3.625% due 03/04/2028		13,400	14,738
3.750% due 01/21/2055		15,200	15,903
4.000% due 04/17/2025		400	438
4.500% due 10/26/2046		37,000	42,787
4.625% due 10/04/2047		1,400	1,649
5.000% due 04/17/2049		200	250

			101,389

Total Saudi Arabia (Cost $129,170)			128,855

SENEGAL 0.3%

SOVEREIGN ISSUES 0.3%

Senegal Government International Bond
4.750% due 03/13/2028	EUR	2,800	3,383
5.375% due 06/08/2037		4,500	5,158
6.250% due 05/23/2033		$2,300	2,404
6.750% due 03/13/2048		1,600	1,621

Total Senegal (Cost $12,845)			12,566

SERBIA 0.3%

SOVEREIGN ISSUES 0.3%

Serbia Government International Bond
1.500% due 06/26/2029	EUR	6,100	6,991
1.650% due 03/03/2033		2,800	3,089
3.125% due 05/15/2027		1,800	2,295

Total Serbia (Cost $11,980)			12,375

SINGAPORE 0.1%

CORPORATE BONDS & NOTES 0.1%

BOC Aviation Ltd.
2.750% due 09/18/2022		$200	203
3.500% due 10/10/2024		400	426

Medco Bell Pte Ltd.
6.375% due 01/30/2027		2,900	2,929

Total Singapore (Cost $3,496)			3,558

SOUTH AFRICA 4.8%

CORPORATE BONDS & NOTES 1.4%

Absa Group Ltd.
6.375% due 05/27/2026 •(h)(i)		$500	521

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		2,000	2,054
6.500% due 04/15/2040		1,300	1,621

Eskom Holdings SOC Ltd.
4.314% due 07/23/2027		800	786
6.350% due 08/10/2028		16,700	17,898
6.750% due 08/06/2023		9,600	9,932

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		3,700	3,920

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sasol Financing International Ltd.
4.500% due 11/14/2022		$4,903	$5,023

Sasol Financing USA LLC
6.500% due 09/27/2028		1,150	1,270

Transnet SOC Ltd.
4.000% due 07/26/2022		15,400	15,598

			58,623

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Sasol Ltd.
TBD% - 1.720% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		11,655	11,186

SOVEREIGN ISSUES 3.1%

South Africa Government International Bond
4.300% due 10/12/2028		200	202
4.850% due 09/27/2027		900	945
4.850% due 09/30/2029		21,100	21,741
4.875% due 04/14/2026		8,500	9,107
5.375% due 07/24/2044		200	189
5.650% due 09/27/2047		2,400	2,289
5.750% due 09/30/2049		22,700	21,683
5.875% due 05/30/2022		15,400	15,916
10.500% due 12/21/2026	ZAR	730,100	54,437

			126,509

Total South Africa (Cost $196,589)			196,318

SOUTH KOREA 0.3%

CORPORATE BONDS & NOTES 0.3%

KB Kookmin Card Co. Ltd.
1.500% due 05/13/2026		$600	596

LG Chem Ltd.
1.375% due 07/07/2026		11,200	11,080

Shinhan Financial Group Co. Ltd.
2.875% due 05/12/2026 •(h)(i)		2,000	1,988

Total South Korea (Cost $13,728)			13,664

SRI LANKA 0.9%

SOVEREIGN ISSUES 0.9%

Sri Lanka Government International Bond
5.750% due 01/18/2022		$1,500	1,350
5.750% due 01/18/2022 (k)		6,333	5,700
5.750% due 04/18/2023		8,100	5,379
5.875% due 07/25/2022 (k)		4,700	3,454
6.125% due 06/03/2025		6,600	4,185
6.200% due 05/11/2027		900	554
6.825% due 07/18/2026		500	316
6.850% due 11/03/2025		5,000	3,155
7.550% due 03/28/2030		16,700	10,238
7.850% due 03/14/2029		2,600	1,600

Total Sri Lanka (Cost $42,293)			35,931

SUPRANATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%

African Export-Import Bank
2.634% due 05/17/2026		$8,000	8,174

Total Supranational (Cost $8,000)			8,174

TANZANIA 0.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Tanzania
4.856% (EUR003M + 5.400%) due 04/26/2028 «~	EUR	13,000	15,134

The Ministry of Finance and Planning, Government of the United Republic of Tanzania
5.364% (LIBOR03M + 5.200%) due 06/23/2022 «~		$1,829	1,828

Total Tanzania (Cost $17,017)			16,962

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
THAILAND 0.4%

CORPORATE BONDS & NOTES 0.4%

Bangkok Bank PCL
3.466% due 09/23/2036 •(i)		$10,200	$10,115

GC Treasury Center Co. Ltd.
2.980% due 03/18/2031		1,500	1,523
4.300% due 03/18/2051		2,400	2,646

PTTEP Treasury Center Co. Ltd.
2.587% due 06/10/2027		400	414

Thaioil Treasury Center Co. Ltd.
3.500% due 10/17/2049		1,000	879

Total Thailand (Cost $15,389)			15,577

TRINIDAD AND TOBAGO 0.0%

CORPORATE BONDS & NOTES 0.0%

Trinidad Petroleum Holdings Ltd.
6.000% due 05/08/2022		$424	428

Total Trinidad and Tobago (Cost $423)			428

TUNISIA 0.0%

SOVEREIGN ISSUES 0.0%

Banque Centrale de Tunisie International Bond
3.280% due 08/09/2027	JPY	200,000	1,419

Total Tunisia (Cost $1,830)			1,419

TURKEY 4.5%

CORPORATE BONDS & NOTES 0.7%

Hazine Mustesarligi Varlik Kiralama A/S
5.004% due 04/06/2023		$1,200	1,225
5.125% due 06/22/2026		22,400	22,178

QNB Finansbank A/S
4.875% due 05/19/2022		200	204

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		1,766	1,663

Turkiye Is Bankasi A/S
6.125% due 04/25/2024		1,400	1,445

Yapi ve Kredi Bankasi A/S
5.850% due 06/21/2024		1,800	1,845

			28,560

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Socar Turkey Enerji A.S.
TBD% due 08/11/2026 «	EUR	14,100	16,292

SOVEREIGN ISSUES 3.4%

Turkey Government International Bond
3.250% due 03/23/2023		$2,000	1,994
4.250% due 03/13/2025		1,800	1,748
4.875% due 04/16/2043		13,900	10,848
5.125% due 03/25/2022		500	508
5.125% due 02/17/2028		7,400	7,036
5.250% due 03/13/2030		4,100	3,792
5.750% due 05/11/2047		51,700	42,997
5.875% due 06/26/2031		5,400	5,081
5.950% due 01/15/2031		3,600	3,413
6.000% due 03/25/2027		8,400	8,396
6.000% due 01/14/2041		20,580	17,880
6.125% due 10/24/2028		5,300	5,247
6.375% due 10/14/2025		5,400	5,556
6.875% due 03/17/2036		4,800	4,674
7.250% due 03/05/2038		1,000	1,005

Turkiye Ihracat Kredi Bankasi A/S
4.250% due 09/18/2022		3,600	3,653
5.375% due 10/24/2023		9,700	9,943
8.250% due 01/24/2024		4,700	5,061

			138,832

Total Turkey (Cost $189,167)			183,684

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	41

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UKRAINE 2.8%

SOVEREIGN ISSUES 2.8%

Ukraine Government International Bond
0.000% due 05/31/2040 ~		$20,200	$22,104
4.375% due 01/27/2030	EUR	8,600	9,257
6.876% due 05/21/2029		$5,800	5,895
7.253% due 03/15/2033		5,400	5,485
7.375% due 09/25/2032		1,600	1,642
7.750% due 09/01/2022		25,800	26,908
7.750% due 09/01/2023		22,200	23,782
7.750% due 09/01/2024		6,000	6,518
7.750% due 09/01/2025		9,550	10,396
7.750% due 09/01/2026		800	870
17.000% due 05/11/2022	UAH	53,417	2,078

Total Ukraine (Cost $109,045)			114,935

UNITED ARAB EMIRATES 2.4%

CORPORATE BONDS & NOTES 0.8%

Abu Dhabi Crude Oil Pipeline LLC
3.650% due 11/02/2029		$2,700	3,012

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		8,100	8,564

DP World Ltd.
4.700% due 09/30/2049		500	550
5.625% due 09/25/2048		2,550	3,156
6.850% due 07/02/2037		4,300	5,762

Kuwait Projects Co. SPC Ltd.
5.000% due 03/15/2023		700	701

NBK SPC Ltd.
1.625% due 09/15/2027 •		9,700	9,593

Ruwais Power Co. PJSC
6.000% due 08/31/2036		620	832

			32,170

SOVEREIGN ISSUES 1.6%

Emirate of Abu Dhabi Government International Bond
1.700% due 03/02/2031		2,400	2,321
2.700% due 09/02/2070		8,800	7,897
3.125% due 05/03/2026		2,000	2,165
3.125% due 09/30/2049		16,400	16,505
3.875% due 04/16/2050		17,800	20,383
4.125% due 10/11/2047		7,000	8,291

Finance Department Government of Sharjah
3.625% due 03/10/2033		2,800	2,768
4.000% due 07/28/2050		2,000	1,788
4.375% due 03/10/2051		4,550	4,300

			66,418

Total United Arab Emirates (Cost $97,321)			98,588

UNITED KINGDOM 0.4%

CORPORATE BONDS & NOTES 0.4%

Antofagasta PLC
2.375% due 10/14/2030		$1,200	1,160

Fresnillo PLC
4.250% due 10/02/2050		7,400	7,681

HSBC Holdings PLC
3.803% due 03/11/2025 •		1,000	1,067
6.000% due 05/22/2027 •(h)(i)		200	220

Natwest Group PLC
4.269% due 03/22/2025 •		300	324
4.800% due 04/05/2026		300	341

State Savings Bank of Ukraine
9.375% due 03/10/2023 þ		1,410	1,479

Ukraine Railways Via Rail Capital Markets PLC
8.250% due 07/09/2024		4,000	4,182

Ukreximbank Via Biz Finance PLC
9.750% due 01/22/2025		1,400	1,515

Total United Kingdom (Cost $17,415)			17,969

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 2.4%

ASSET-BACKED SECURITIES 0.5%

Aames Mortgage Investment Trust
0.566% due 04/25/2036 •	$830	$825

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.136% due 11/25/2034 •	193	193

Argent Securities Trust
0.386% due 07/25/2036 •	768	730

Countrywide Asset-Backed Certificates Trust
0.326% due 02/25/2037 •	3,735	3,676
1.211% due 11/25/2035 •	2,400	2,397

Credit-Based Asset Servicing & Securitization Trust
3.260% due 01/25/2037 ^þ	7,665	3,442

CSAB Mortgage-Backed Trust
6.220% due 09/25/2036 ^þ	177	83
6.672% due 06/25/2036 ^þ	264	96

GSAA Home Equity Trust
6.502% due 11/25/2036 þ	1,181	644

Home Equity Asset Trust
1.436% due 02/25/2033 •	98	98

MASTR Asset-Backed Securities Trust
0.786% due 09/25/2034 •	210	206

Morgan Stanley ABS Capital, Inc. Trust
0.851% due 01/25/2035 •	23	23
0.881% due 03/25/2034 •	3,144	3,135

Morgan Stanley Mortgage Loan Trust
0.806% due 04/25/2037 •	267	113
6.000% due 02/25/2037 ^~	69	53

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.236% due 07/25/2036 •	523	503

Option One Mortgage Loan Trust
0.306% due 04/25/2037 •	687	560
0.306% due 05/25/2037 •	272	210

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.866% due 09/25/2035 •	1,600	1,568

RAAC Trust
0.786% due 02/25/2046 •	366	363

Saxon Asset Securities Trust
0.396% due 09/25/2037 •	435	430

Soundview Home Loan Trust
0.611% due 03/25/2036 •	1,001	1,000
0.986% due 10/25/2037 •	871	799

		21,147

CORPORATE BONDS & NOTES 0.8%

BOC Aviation USA Corp.
1.625% due 04/29/2024	4,900	4,939

DAE Funding LLC
1.625% due 02/15/2024	3,300	3,283
2.625% due 03/20/2025	1,800	1,837
3.375% due 03/20/2028	2,000	2,067

Ford Motor Credit Co. LLC
3.550% due 10/07/2022	2,100	2,143

General Electric Co.
3.450% due 05/15/2024	100	106

Rio Oil Finance Trust
8.200% due 04/06/2028	5,003	5,786
9.250% due 07/06/2024	3,016	3,312
9.750% due 01/06/2027	5,690	6,704

Rutas 2 and 7 Finance Ltd.
0.000% due 09/30/2036 (f)	4,200	3,131

		33,308

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~	6,849	6,897

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

Adjustable Rate Mortgage Trust
2.644% due 11/25/2035 ^~	$85	$75

Banc of America Funding Trust
2.426% due 11/20/2035 ^~	120	112
5.888% due 04/25/2037 ^þ	126	129

BCAP LLC Trust
2.626% due 05/26/2037 ~	2,457	2,475

Bear Stearns Adjustable Rate Mortgage Trust
2.767% due 01/25/2035 ~	7	7
3.105% due 02/25/2036 ^~	48	48

Citigroup Mortgage Loan Trust
2.518% due 07/25/2046 ^~	47	47

Citigroup Mortgage Loan Trust, Inc.
1.860% due 09/25/2035 •	78	80

CitiMortgage Alternative Loan Trust
0.736% due 10/25/2036 •	631	522

Countrywide Alternative Loan Trust
0.426% due 01/25/2037 ^•	0	1
0.436% due 05/25/2036 ^•	530	261
0.726% due 11/25/2035 •	107	97
5.750% due 03/25/2037 ^•	100	77
6.250% due 11/25/2036 ^	72	66

Countrywide Home Loan Mortgage Pass-Through Trust
2.744% due 04/20/2036 ^~	13	12
2.844% due 02/25/2047 ^~	57	55
2.922% due 09/25/2047 ^~	27	26
2.983% due 03/25/2037 ^~	52	50

Credit Suisse Mortgage Capital Certificates
0.584% due 11/30/2037 ~	700	670

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	634	538

Credit Suisse Mortgage Capital Trust
2.961% due 10/27/2059 ~	344	347

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.544% due 10/25/2035 ~	14	14
5.000% due 10/25/2018	3	3
5.500% due 12/25/2035 ^	121	120

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.369% due 10/25/2036 ^þ	76	77
6.386% due 10/25/2036 ^þ	76	77

GSMPS Mortgage Loan Trust
0.436% due 01/25/2036 •	163	137

HarborView Mortgage Loan Trust
2.563% due 08/19/2036 ^~	8	8

Impac CMB Trust
0.726% due 03/25/2035 •	123	121

IndyMac Mortgage Loan Trust
0.266% due 02/25/2037 •	525	534
0.386% due 06/25/2037 ^•	118	61
2.655% due 11/25/2037 ~	757	740
2.756% due 10/25/2035 ~	85	81
2.886% due 08/25/2036 ~	132	125
2.948% due 06/25/2036 ~	88	89

JP Morgan Mortgage Trust
2.626% due 08/25/2035 ~	50	51
2.696% due 04/25/2035 ~	4	4
2.821% due 11/25/2035 ^~	42	39

JP Morgan Resecuritization Trust
2.500% due 03/25/2056	211	211

Lehman XS Trust
0.336% due 08/25/2037 •	4,627	4,551
0.466% due 09/25/2046 •	2,110	2,162

Luminent Mortgage Trust
0.446% due 12/25/2036 ^•	35	34

MASTR Alternative Loan Trust
0.486% due 03/25/2036 ^•	132	10

Residential Accredit Loans, Inc. Trust
6.000% due 09/25/2036	1,117	1,069
6.500% due 07/25/2037 ^	345	341

Sequoia Mortgage Trust
1.936% due 01/20/2047 ^~	34	26

42	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
1.655% due 10/25/2037 ^•	$82	$84
2.869% due 05/25/2036 ^~	23	20
2.887% due 11/25/2035 ^~	39	38
3.085% due 09/25/2036 ^~	171	150

SunTrust Adjustable Rate Mortgage Loan Trust
2.698% due 10/25/2037 ^~	501	472

TBW Mortgage-Backed Trust
6.470% due 09/25/2036 ^þ	568	37

WaMu Mortgage Pass-Through Certificates Trust
0.456% due 05/25/2034 •	88	79
2.584% due 01/25/2037 ^~	87	88
2.707% due 04/25/2037 ^~	57	57
2.907% due 03/25/2036 ~	1,095	1,110
2.993% due 12/25/2036 ^~	163	164
3.289% due 05/25/2037 ^~	113	102

Wells Fargo Mortgage-Backed Securities Trust
2.707% due 10/25/2036 ~	287	285

		19,066

U.S. GOVERNMENT AGENCIES 0.4%

Israel Government AID Bond
5.500% due 04/26/2024	100	113

Uniform Mortgage-Backed Security, TBA
2.500% due 12/01/2051	6,300	6,469
3.500% due 11/01/2051	7,900	8,365

		14,947

Total United States (Cost $92,893)		95,365

URUGUAY 0.3%

SOVEREIGN ISSUES 0.3%

Uruguay Government International Bond
4.375% due 01/23/2031	$1,953	2,263
7.875% due 01/15/2033	5,550	8,206

Total Uruguay (Cost $9,030)		10,469

VENEZUELA 0.3%

CORPORATE BONDS & NOTES 0.1%

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(c)	$51,899	3,114
5.500% due 04/12/2037 ^(c)	19,263	1,127
6.000% due 05/16/2024 ^(c)	2,800	168

		4,409

SOVEREIGN ISSUES 0.2%

Venezuela Government International Bond
6.000% due 12/09/2049	120	12
7.000% due 03/31/2038 ^(c)	19,240	2,087
7.650% due 04/21/2025 ^(c)	10,109	1,087

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.750% due 04/13/2022		$7,300	$766
8.250% due 10/13/2024 ^(c)		21,739	2,359
9.000% due 05/07/2023 ^(c)		2,521	275
9.250% due 09/15/2027 ^(c)		7,540	818
9.250% due 05/07/2028 ^(c)		3,027	330
11.950% due 08/05/2031 ^(c)		6,580	720

			8,454

Total Venezuela (Cost $89,212)			12,863

VIETNAM 0.0%

SOVEREIGN ISSUES 0.0%

Vietnam Government International Bond
5.500% due 03/12/2028		$1,400	1,418

Total Vietnam (Cost $1,301)			1,418

VIRGIN ISLANDS (BRITISH) 0.5%

CORPORATE BONDS & NOTES 0.5%

1MDB Global Investments Ltd.
4.400% due 03/09/2023		$7,100	7,131

CLP Power Hong Kong Financing Ltd.
2.125% due 06/30/2030		5,300	5,240

Easy Tactic Ltd.
11.750% due 08/02/2023		2,700	1,911

Gold Fields Orogen Holdings BVI Ltd.
5.125% due 05/15/2024		200	216

Studio City Finance Ltd.
5.000% due 01/15/2029		6,600	6,095

Total Virgin Islands (British) (Cost $22,144)			20,593

ZAMBIA 0.3%

SOVEREIGN ISSUES 0.3%

Zambia Government International Bond
5.375% due 09/20/2022 ^(c)		$2,350	1,771
8.500% due 04/14/2024 ^(c)		3,100	2,434
8.970% due 07/30/2027 ^(c)		2,700	2,096
12.000% due 08/26/2026	ZMW	26,000	1,130
12.000% due 03/22/2028		20,000	803
13.000% due 08/29/2026		28,300	1,280
13.000% due 12/05/2026		35,900	1,572
13.000% due 01/25/2031		57,800	2,118

Total Zambia (Cost $9,647)			13,204

SHORT-TERM INSTRUMENTS 2.4%

REPURCHASE AGREEMENTS (j) 2.3%
			94,469

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EGYPT TREASURY BILLS 0.0%
13.250% due 10/26/2021 (f)(g)	EGP	6,000	$379

U.S. TREASURY BILLS 0.1%
0.044% due 02/17/2022 - 03/24/2022 (e)(f)(m)(o)		$4,195	4,194

ZAMBIA TREASURY BILLS 0.0%
25.000% due 08/29/2022 (f)(g)	ZMW	1,755	88

Total Short-Term Instruments (Cost $99,598)			99,130

Total Investments in Securities (Cost $3,911,509)			3,827,061

		SHARES
INVESTMENTS IN AFFILIATES 9.6%

SHORT-TERM INSTRUMENTS 9.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.6%

PIMCO Short-Term Floating NAV Portfolio III		39,696,064	391,483

Total Short-Term Instruments (Cost $391,184)			391,483

Total Investments in Affiliates (Cost $391,184)			391,483

Total Investments 103.3% (Cost $4,302,693)			$4,218,544

Financial Derivative Instruments (l)(n) 0.2% (Cost or Premiums, net $(8,454))			8,725

Other Assets and Liabilities, net (3.5)%			(143,071)

Net Assets 100.0%			$4,084,198

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	43

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	(0.750)%	07/19/2021	TBD	(2)	EUR 10,200	Romanian Government International Bond 1.380% due 12/02/2029	$(11,501)	$11,815	$11,797
	0.020	09/08/2021	10/05/2021		$ 16,774	U.S. Treasury Notes 2.375% - 2.625% due 02/29/2024 - 02/15/2029	(16,655)	16,774	16,774
	1.000	07/20/2021	TBD	(2)	EUR 9,998	Romanian Government International Bond 1.380% due 12/02/2029	(11,500)	11,581	11,581
DEU	0.020	09/08/2021	10/05/2021		$ 10,792	U.S. Treasury Bonds 3.375% due 11/15/2048	(10,603)	10,792	10,792
FICC	0.000	09/30/2021	10/01/2021		37,109	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	(37,851)	37,109	37,109
JPS	0.020	09/08/2021	10/05/2021		6,398	U.S. Treasury Bonds 2.250% due 05/15/2041	(6,292)	6,397	6,398

Total Repurchase Agreements							$(94,402)	$94,468	$94,451

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BPS	(0.400)%	07/21/2021	TBD	(4)	$(595)	$(595)
BRC	(1.250)	06/11/2021	TBD	(4)	(1,079)	(1,078)
	(1.250)	07/21/2021	TBD	(4)	(1,841)	(1,838)
	(1.250)	07/27/2021	TBD	(4)	(935)	(933)
	(1.250)	09/07/2021	TBD	(4)	(1,056)	(1,055)
	(0.750)	09/20/2021	TBD	(4)	(1,878)	(1,877)
	(0.650)	06/25/2021	TBD	(4)	(2,112)	(2,112)
	(0.650)	08/03/2021	TBD	(4)	(1,870)	(1,869)
FBF	(1.000)	09/28/2021	TBD	(4)	(1,820)	(1,820)
JML	0.250	07/08/2021	10/13/2021		(8,379)	(8,384)
	0.280	07/08/2021	10/13/2021		(12,102)	(12,110)
NOM	(0.500)	09/24/2021	TBD	(4)	(320)	(320)
	(0.250)	09/20/2021	TBD	(4)	(6,468)	(6,467)
	(0.150)	08/25/2021	TBD	(4)	(4,058)	(4,057)

Total Reverse Repurchase Agreements						$(44,515)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(5)
Romania (0.6)%
Sovereign Issues (0.6)%
Romania Government International Bond	1.375%	12/02/2029	EUR	20,000	$(23,433)	$(23,062)

United States (0.8)%
U.S. Treasury Obligations (0.8)%
U.S. Treasury Bonds	2.250	05/15/2041	$	6,000	(6,380)	(6,292)
U.S. Treasury Bonds	3.375	11/15/2048		8,238	(11,989)	(10,603)
U.S. Treasury Notes	2.375	02/29/2024		5,340	(5,730)	(5,671)
U.S. Treasury Notes	2.625	02/15/2029		10,100	(11,774)	(11,048)

Total United States					(35,873)	(33,614)

Total Short Sales (1.4)%					$(59,306)	$(56,676)

44	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(5)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(6)
Global/Master Repurchase Agreement
BPS	$40,152	$(595)	$0	$0	$39,557	$(39,328)	$229
BRC	0	(10,762)	0	0	(10,762)	10,600	(162)
DEU	10,792	0	0	0	10,792	(10,603)	189
FBF	0	(1,820)	0	0	(1,820)	1,815	(5)
FICC	37,109	0	0	0	37,109	(37,851)	(742)
JML	0	(20,494)	0	0	(20,494)	22,425	1,931
JPS	6,398	0	0	0	6,398	(6,292)	106
NOM	0	(10,844)	0	0	(10,844)	10,906	62

Master Securities Forward Transaction Agreement
BOS	0	0	0	(6,292)	(6,292)	0	(6,292)
BPG	0	0	0	(27,322)	(27,322)	0	(27,322)
JML	0	0	0	(23,062)	(23,062)	0	(23,062)

Total Borrowings and Other Financing Transactions	$94,451	$(44,515)	$0	$(56,676)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(7,062)	$(7,062)
Sovereign Issues	0	(20,494)	0	(16,959)	(37,453)

Total Borrowings	$0	$(20,494)	$0	$(24,021)	$(44,515)

Payable for reverse repurchase agreements					$(44,515)

(k)	Securities with an aggregate market value of $45,271 and cash of $1,064 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(116,050) at a weighted average interest rate of 0.171%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)	Payable for short sales includes $534 of accrued interest.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2021	1,956	$	240,084	$(1,356)	$168	$0
U.S. Treasury 10-Year Note December Futures	12/2021	1,483		195,177	(2,595)	209	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	252		48,148	(778)	0	(45)

					$(4,729)	$377	$(45)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	45

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bobl December Futures	12/2021	187	$	(29,227)	$205	$15	$(24)
Euro-Bund 10-Year Bond December Futures	12/2021	605		(119,010)	1,661	231	(203)
Euro-Buxl 30-Year Bond December Futures	12/2021	37		(8,715)	239	56	(25)
U.S. Treasury 2-Year Note December Futures	12/2021	153		(33,668)	18	0	(6)
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2021	56		(8,134)	186	0	(10)

					$2,309	$302	$(268)

Total Futures Contracts					$(2,420)	$679	$(313)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.353%	$ 1,300	$(90)	$109	$19	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-35 5-Year Index	1.000%	Quarterly	06/20/2026	$300	$(9)	$(1)	$(10)	$0	$0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	34,000	(1,179)	(163)	(1,342)	0	(12)
iTraxx Asia ex-Japan 36 5-Year Index	1.000	Quarterly	12/20/2026	20,000	111	52	163	33	0

					$(1,077)	$(112)	$(1,189)	$33	$(12)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.863%	Maturity	01/02/2023	BRL	340,600	$(233)	$(1,306)	$(1,539)	$0	$(49)
Pay	1-Year BRL-CDI	6.635	Maturity	01/02/2023		116,700	0	(414)	(414)	0	(17)
Pay	1-Year BRL-CDI	9.153	Maturity	01/02/2024		99,000	0	(176)	(176)	0	(30)
Pay	1-Year BRL-CDI	9.200	Maturity	01/02/2024		20,000	0	(33)	(33)	0	(6)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022	$	85,030	(2,539)	5,198	2,659	10	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		70,700	(1,711)	86	(1,625)	67	0
Pay(5)	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		4,800	16	8	24	5	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		22,300	(2,778)	3,268	490	27	0
Pay (5)	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		2,000	13	2	15	2	0
Pay(5)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		3,300	52	3	55	9	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2046		500	60	(131)	(71)	0	(2)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		800	136	(208)	(72)	0	(3)
Receive	3-Month USD-LIBOR	0.800	Semi-Annual	01/15/2051		21,500	1,362	3,982	5,344	0	(29)
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2027	EUR	7,000	7	49	56	0	(1)
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		5,500	(106)	91	(15)	1	0
Pay	28-Day MXN-TIIE	6.080	Lunar	02/26/2025	MXN	363,100	0	(395)	(395)	20	0
Pay	28-Day MXN-TIIE	6.100	Lunar	02/28/2025		193,600	0	(206)	(206)	11	0
Receive	28-Day MXN-TIIE	5.470	Lunar	04/21/2025		94,100	0	201	201	0	(5)
Receive	28-Day MXN-TIIE	5.615	Lunar	04/23/2025		370,700	0	709	709	0	(21)
Receive	28-Day MXN-TIIE	5.520	Lunar	04/24/2025		86,400	0	179	179	0	(5)

							$(5,721)	$10,907	$5,186	$152	$(168)

Total Swap Agreements							$(6,888)	$10,904	$4,016	$185	$(180)

46	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$679	$185	$864	$0	$(313)	$(180)	$(493)

(m)

Securities with an aggregate market value of $956 and cash of $19,524 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021	CNH	650		$100	$0	$0
	10/2021		$3,941	PEN	16,202	0	(23)
	11/2021		933	RUB	69,745	18	0
	12/2021		1,589		118,532	18	0
	12/2021	ZAR	4,380		$305	17	0
	03/2022		$4,700	KZT	2,086,669	29	0
	09/2022	PEN	16,202		$3,852	45	0

BPS	10/2021	BRL	5,400		993	1	0
	10/2021	CNH	192		30	0	0
	10/2021	EUR	6,384		7,504	109	0
	10/2021		$992	BRL	5,400	0	(1)
	11/2021	MXN	9,884		$490	13	0
	12/2021	ZAR	89,330		6,226	350	0
	04/2022	BRL	2,800		497	1	0
	07/2022		2,900		506	3	0

BRC	11/2021		$276	RUB	20,627	5	0

BSH	10/2021	BRL	36,300		$6,674	8	0
	10/2021		$6,884	BRL	36,300	0	(219)
	01/2022	BRL	10,800		$1,877	0	(74)
	07/2022		20,600		3,704	132	0
	10/2022		18,400		3,210	88	0

CBK	10/2021	EUR	1,980		2,340	46	0
	10/2021	GBP	1,420		1,954	41	0
	10/2021	PEN	16,202		4,385	467	0
	10/2021		$259	MXN	5,290	0	(3)
	10/2021		12,074	PEN	47,223	0	(658)
	10/2021		36	TRY	306	0	(2)
	11/2021	PEN	30,600		$7,461	72	0
	11/2021		$160	HUF	47,078	0	(9)
	11/2021		2,251	RUB	168,188	42	0
	12/2021	EGP	65,640		$3,895	0	(210)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	47

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2021		$1,052	RUB	78,135	$7	$0
	12/2021	ZAR	103,096		$7,115	336	0
	01/2022	PEN	38,300		10,538	1,320	0
	02/2022		$1,382	PEN	5,627	0	(29)
	03/2022	PEN	10,935		$2,654	32	0
	05/2022		6,012		1,455	24	0

FBF	11/2021		$253	RUB	18,904	5	0

GLM	10/2021	BRL	2,800		$515	1	0
	10/2021	RUB	553,522		7,567	0	(18)
	10/2021		$529	BRL	2,800	0	(15)
	10/2021		1,543	RUB	116,275	51	0
	10/2021		298	TRY	2,515	0	(16)
	11/2021		6,360	EGP	101,085	3	0
	11/2021		291	RUB	21,680	5	0
	12/2021		7,296	EGP	120,603	246	0
	12/2021		2,557	RUB	190,212	23	0
	12/2021	ZAR	79,343		$5,487	270	0
	02/2022		169,221		10,821	0	(205)
	03/2022		$4,601	KZT	2,038,376	18	0
	10/2022	BRL	2,800		$489	14	0

HUS	10/2021	EUR	1,945		2,283	30	0
	10/2021		$30	CNH	191	0	0
	10/2021		401	RUB	30,231	13	0
	11/2021	CNH	192		$30	0	0
	11/2021		$16	COP	62,662	0	0
	11/2021		48	RUB	3,618	1	0
	12/2021		3,379	EGP	54,201	11	0
	12/2021	ZAR	103,942		$7,180	346	0

JPM	10/2021	BRL	50,700		8,978	0	(332)
	10/2021		$9,341	BRL	50,700	1	(32)
	11/2021		16,830	EGP	269,868	100	0
	01/2022	BRL	7,400		$1,294	0	(43)
	03/2022	UAH	10,345		370	0	(4)
	04/2022	BRL	2,900		513	0	(1)
	07/2022		2,100		382	18	0
	10/2022		1,500		259	4	0

MYI	10/2021		8,736		1,611	6	0
	10/2021		$1,658	BRL	8,736	0	(54)
	11/2021		737		4,000	0	(5)
	11/2021		56	HUF	16,692	0	(3)
	03/2022	UAH	20,809		$740	0	(12)

RYL	02/2022	ZAR	54,868		3,736	161	0

SCX	10/2021	EUR	179,776		212,350	4,107	0
	10/2021	JPY	167,000		1,521	20	0
	10/2021		$1,987	RUB	149,534	62	0
	11/2021	EUR	190,085		$220,418	113	0
	11/2021	JPY	167,000		1,497	0	(4)
	12/2021	ZAR	106,537		7,442	434	0

SOG	11/2021		$61	HUF	17,819	0	(3)

SSB	10/2021	BRL	4,736		$889	19	0
	11/2021		$885	BRL	4,736	0	(19)

UAG	10/2021	RUB	595,097		$8,143	0	(12)
	10/2021		$1,214	RUB	91,490	40	0
	11/2021		1,128		84,442	24	0
	12/2021	ZAR	140,142		$9,669	452	0

Total Forward Foreign Currency Contracts						$9,822	$(2,006)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
HUS	Dubai Government International Bond	(1.000)%	Quarterly	12/20/2024	0.624%	$600	$(2)	$(5)	$0	$(7)

JPM	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	0.624	2,100	(3)	(23)	0	(26)

							$(5)	$(28)	$0	$(33)

48	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	0.714%	$ 7,500	$(29)	$47	$18	$0
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	1.901	1,200	(58)	10	0	(48)
	Brazil Government International Bond	1.000	Quarterly	06/20/2031	2.834	800	(121)	3	0	(118)
	Chile Government International Bond	1.000	Quarterly	12/20/2026	0.874	3,000	17	3	20	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2026	0.817	3,100	25	5	30	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.967	1,300	12	(10)	2	0
	Russia Government International Bond	1.000	Quarterly	12/20/2026	0.887	15,000	98	(7)	91	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2022	0.510	4,100	(97)	113	16	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2022	2.814	15,000	(409)	217	0	(192)

BPS	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.714	1,900	(4)	9	5	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	1.901	2,500	(125)	24	0	(101)
	Chile Government International Bond	1.000	Quarterly	12/20/2026	0.874	300	2	0	2	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2021	0.197	300	(9)	10	1	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2026	0.817	51,600	518	(23)	495	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.967	12,200	53	(30)	23	0

BRC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2023	16.482	3,400	(480)	(222)	0	(702)
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.714	500	(32)	33	1	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2030	2.782	900	(125)	1	0	(124)
	Chile Government International Bond	1.000	Quarterly	12/20/2026	0.874	12,500	122	(38)	84	0
	Eskom Holdings SOC Ltd.	1.000	Quarterly	12/20/2021	2.414	6,300	(136)	118	0	(18)
	Nigeria Government International Bond	5.000	Quarterly	12/20/2021	1.586	3,400	183	(152)	31	0
	Panama Government International Bond	1.000	Quarterly	12/20/2021	0.264	2,900	(34)	40	6	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.967	7,000	52	(39)	13	0
	QNB Finance Ltd.	1.000	Quarterly	06/20/2023	0.543	2,000	16	0	16	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.276	11,200	121	104	225	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.305	3,876	41	47	88	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.430	3,000	(214)	219	5	0

CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.714	2,300	(6)	11	5	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2026	2.038	5,000	(237)	(17)	0	(254)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.046	200	(2)	2	0	0
	Fibra Uno Trust «	1.000	Quarterly	06/20/2022	2.178	1,100	(8)	(1)	0	(9)
	Indonesia Government International Bond	1.000	Quarterly	12/20/2026	0.817	5,000	62	(14)	48	0

DUB	Egypt Government International Bond	5.000	Quarterly	06/20/2022	2.237	5,500	189	(71)	118	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.430	7,000	(40)	51	11	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	0.672	4,800	(35)	56	21	0

FBF	Egypt Government International Bond	1.000	Quarterly	12/20/2021	2.118	5,900	(503)	490	0	(13)

GST	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2023	16.482	1,500	(311)	1	0	(310)
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.714	2,200	(8)	13	5	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	1.901	2,800	(150)	37	0	(113)
	Brazil Government International Bond	1.000	Quarterly	06/20/2031	2.834	900	(136)	3	0	(133)
	Chile Government International Bond	1.000	Quarterly	12/20/2026	0.874	9,400	91	(28)	63	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.887	800	(12)	14	2	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2026	0.817	18,600	190	(11)	179	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.566	100	(1)	2	1	0
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.277	7,800	96	(53)	43	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.967	15,400	94	(66)	28	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.276	15,000	113	189	302	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.305	2,324	25	28	53	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2026	0.540	300	7	0	7	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	2.099	7,100	(356)	(25)	0	(381)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.416	300	(5)	9	4	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.276	27,100	284	261	545	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	49

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
JPM	Banque Centrale de Tunisie International Bond	1.000%	Quarterly	06/20/2022	8.565%	$1,900	$(135)	$35	$0	$(100)
	Chile Government International Bond	1.000	Quarterly	12/20/2026	0.874	2,700	14	4	18	0
	Israel Government International Bond	1.000	Quarterly	06/20/2024	0.233	3,500	83	(8)	75	0
	Nigeria Government International Bond	1.000	Quarterly	06/20/2022	1.586	9,900	(68)	29	0	(39)
	Nigeria Government International Bond	1.000	Quarterly	06/20/2023	2.431	5,600	(133)	(2)	0	(135)
	Panama Government International Bond	1.000	Quarterly	12/20/2021	0.264	2,300	(28)	33	5	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.276	48,300	510	461	971	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.068	5,200	(84)	78	0	(6)

MYC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2023	16.482	1,900	(377)	(15)	0	(392)
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.714	2,400	(10)	16	6	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2030	2.782	1,800	(251)	2	0	(249)
	Chile Government International Bond	1.000	Quarterly	12/20/2026	0.871	6,600	38	7	45	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2026	1.565	1,500	(31)	(7)	0	(38)
	Indonesia Government International Bond	1.000	Quarterly	12/20/2026	0.817	10,000	127	(31)	96	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.566	100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	1.016	500	1	(1)	0	0
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.277	2,700	(21)	36	15	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.967	13,000	23	1	24	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.241	12,200	90	(65)	25	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.276	11,100	60	163	223	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2022	2.814	400	(16)	11	0	(5)

MYI	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.967	1,200	10	(8)	2	0

NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.430	200	(13)	13	0	0

							$(1,484)	$2,117	$4,113	$(3,480)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Montenegro Equity Market Index «	1.000%	Quarterly	06/20/2023	EUR	1,000	$(77)	$15	$0	$(62)

Total Swap Agreements							$(1,566)	$2,104	$4,113	$(3,575)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$127	$0	$177	$304	$(23)	$0	$(420)	$(443)	$(139)	$131	$(8)
BPS	477	0	526	1,003	(1)	0	(101)	(102)	901	815	1,716
BRC	5	0	469	474	0	0	(844)	(844)	(370)	386	16
BSH	228	0	0	228	(293)	0	0	(293)	(65)	264	199
CBK	2,387	0	53	2,440	(911)	0	(263)	(1,174)	1,266	(1,290)	(24)
DUB	0	0	150	150	0	0	0	0	150	(300)	(150)
FBF	5	0	0	5	0	0	(13)	(13)	(8)	0	(8)
GLM	631	0	0	631	(254)	0	0	(254)	377	(270)	107
GST	0	0	683	683	0	0	(937)	(937)	(254)	311	57
HUS	401	0	549	950	0	0	(7)	(7)	943	(774)	169
JPM	123	0	1,069	1,192	(412)	0	(306)	(718)	474	(530)	(56)
MYC	0	0	435	435	0	0	(684)	(684)	(249)	261	12
MYI	6	0	2	8	(74)	0	0	(74)	(66)	(100)	(166)
RYL	161	0	0	161	0	0	0	0	161	0	161
SCX	4,736	0	0	4,736	(4)	0	0	(4)	4,732	(4,110)	622
SOG	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
SSB	19	0	0	19	(19)	0	0	(19)	0	0	0
UAG	516	0	0	516	(12)	0	0	(12)	504	(570)	(66)

Total Over the Counter	$9,822	$0	$4,113	$13,935	$(2,006)	$0	$(3,575)	$(5,581)

50	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

(o)

Securities with an aggregate market value of $2,168 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$679	$679
Swap Agreements	0	33	0	0	152	185

	$0	$33	$0	$0	$831	$864

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,822	$0	$9,822
Swap Agreements	0	4,113	0	0	0	4,113

	$0	$4,113	$0	$9,822	$0	$13,935

	$0	$4,146	$0	$9,822	$831	$14,799

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$313	$313
Swap Agreements	0	12	0	0	168	180

	$0	$12	$0	$0	$481	$493

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,006	$0	$2,006
Swap Agreements	0	3,575	0	0	0	3,575

	$0	$3,575	$0	$2,006	$0	$5,581

	$0	$3,587	$0	$2,006	$481	$6,074

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	51

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,884	$4,884
Swap Agreements	0	(1,202)	0	0	358	(844)

	$0	$(1,202)	$0	$0	$5,242	$4,040

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,673	$0	$2,673
Swap Agreements	0	3,119	0	0	0	3,119

	$0	$3,119	$0	$2,673	$0	$5,792

	$0	$1,917	$0	$2,673	$5,242	$9,832

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,828	$4,828
Swap Agreements	0	361	0	0	(3,480)	(3,119)

	$0	$361	$0	$0	$1,348	$1,709

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,882	$0	$4,882
Swap Agreements	0	(1,225)	0	0	0	(1,225)

	$0	$(1,225)	$0	$4,882	$0	$3,657

	$0	$(864)	$0	$4,882	$1,348	$5,366

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Angola
Sovereign Issues	$0	$37,816	$0	$37,816
Argentina
Sovereign Issues	0	85,214	0	85,214
Armenia
Sovereign Issues	0	7,951	0	7,951
Austria
Corporate Bonds & Notes	0	1,892	0	1,892
Azerbaijan
Corporate Bonds & Notes	0	27,311	0	27,311
Sovereign Issues	0	7,428	0	7,428
Bahamas
Sovereign Issues	0	5,658	0	5,658
Bahrain
Sovereign Issues	0	29,050	0	29,050
Belarus
Sovereign Issues	0	2,463	0	2,463
Brazil
Corporate Bonds & Notes	0	101,719	8,764	110,483
Sovereign Issues	0	40,935	0	40,935
Cameroon
Sovereign Issues	0	5,347	0	5,347
Cayman Islands
Asset-Backed Securities	0	0	258	258
Corporate Bonds & Notes	0	96,194	0	96,194
Chile
Corporate Bonds & Notes	0	51,622	0	51,622
Sovereign Issues	0	39,576	0	39,576
China
Corporate Bonds & Notes	0	48,552	0	48,552
Colombia
Corporate Bonds & Notes	0	13,953	0	13,953
Sovereign Issues	0	63,957	0	63,957

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Costa Rica
Sovereign Issues	$0	$15,574	$0	$15,574
Dominican Republic
Sovereign Issues	0	87,230	0	87,230
Ecuador
Corporate Bonds & Notes	0	468	0	468
Sovereign Issues	0	50,452	0	50,452
Egypt
Sovereign Issues	0	167,005	0	167,005
El Salvador
Sovereign Issues	0	10,472	0	10,472
Ethiopia
Sovereign Issues	0	1,567	0	1,567
Gabon
Sovereign Issues	0	740	0	740
Germany
Corporate Bonds & Notes	0	11,804	0	11,804
Ghana
Sovereign Issues	0	50,193	0	50,193
Guatemala
Sovereign Issues	6,919	53,310	0	60,229
Hong Kong
Corporate Bonds & Notes	0	25,992	0	25,992
Sovereign Issues	0	4,227	0	4,227
Hungary
Sovereign Issues	0	18,602	0	18,602
India
Corporate Bonds & Notes	0	34,157	0	34,157
Sovereign Issues	0	11,692	0	11,692
Indonesia
Corporate Bonds & Notes	0	120,572	0	120,572
Sovereign Issues	0	85,745	0	85,745
Ireland
Corporate Bonds & Notes	0	13,767	0	13,767

52	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Isle of Man
Corporate Bonds & Notes	$0	$242	$0	$242
Israel
Corporate Bonds & Notes	0	18,749	0	18,749
Sovereign Issues	0	1,890	0	1,890
Ivory Coast
Loan Participations and Assignments	0	0	9,232	9,232
Sovereign Issues	0	59,793	0	59,793
Jamaica
Corporate Bonds & Notes	0	1,935	0	1,935
Jordan
Sovereign Issues	0	29,959	0	29,959
Kazakhstan
Corporate Bonds & Notes	0	26,773	0	26,773
Sovereign Issues	0	8,840	0	8,840
Kenya
Sovereign Issues	0	18,351	0	18,351
Kuwait
Sovereign Issues	0	1,330	0	1,330
Luxembourg
Corporate Bonds & Notes	0	53,578	0	53,578
Malaysia
Corporate Bonds & Notes	0	28,233	0	28,233
Marshall Islands
Corporate Bonds & Notes	0	438	0	438
Mexico
Common Stocks	2	0	0	2
Corporate Bonds & Notes	0	198,422	0	198,422
Sovereign Issues	0	86,258	0	86,258
Mongolia
Sovereign Issues	0	16,211	0	16,211
Morocco
Corporate Bonds & Notes	0	12,102	0	12,102
Sovereign Issues	0	44,540	0	44,540
Namibia
Sovereign Issues	0	2,466	0	2,466
U.S. Government Agencies	0	5,018	0	5,018
Netherlands
Asset-Backed Securities	0	128	0	128
Corporate Bonds & Notes	0	35,366	0	35,366
Nigeria
Loan Participations and Assignments	0	12,776	0	12,776
Sovereign Issues	0	103,058	0	103,058
Oman
Sovereign Issues	0	87,729	0	87,729
Pakistan
Corporate Bonds & Notes	0	6,539	0	6,539
Sovereign Issues	0	11,906	0	11,906
Panama
Corporate Bonds & Notes	0	17,115	0	17,115
Sovereign Issues	0	47,962	0	47,962
Paraguay
Sovereign Issues	0	16,641	0	16,641
Peru
Corporate Bonds & Notes	0	28,684	0	28,684
Sovereign Issues	0	22,290	0	22,290
Philippines
Corporate Bonds & Notes	0	5,898	0	5,898
Sovereign Issues	0	21,258	0	21,258
Qatar
Corporate Bonds & Notes	0	21,997	0	21,997
Sovereign Issues	0	69,261	0	69,261
Romania
Sovereign Issues	0	75,691	0	75,691
Russia
Corporate Bonds & Notes	0	4,265	0	4,265
Sovereign Issues	0	51,228	0	51,228
Rwanda
Sovereign Issues	0	2,714	0	2,714
Saudi Arabia
Corporate Bonds & Notes	0	27,466	0	27,466
Sovereign Issues	0	101,389	0	101,389

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Senegal
Sovereign Issues	$0	$12,566	$0	$12,566
Serbia
Sovereign Issues	0	12,375	0	12,375
Singapore
Corporate Bonds & Notes	0	3,558	0	3,558
South Africa
Corporate Bonds & Notes	0	58,623	0	58,623
Loan Participations and Assignments	0	0	11,186	11,186
Sovereign Issues	0	126,509	0	126,509
South Korea
Corporate Bonds & Notes	0	13,664	0	13,664
Sri Lanka
Sovereign Issues	0	35,931	0	35,931
Supranational
Corporate Bonds & Notes	0	8,174	0	8,174
Tanzania
Loan Participations and Assignments	0	0	16,962	16,962
Thailand
Corporate Bonds & Notes	0	15,577	0	15,577
Trinidad and Tobago
Corporate Bonds & Notes	0	428	0	428
Tunisia
Sovereign Issues	0	1,419	0	1,419
Turkey
Corporate Bonds & Notes	0	28,560	0	28,560
Loan Participations and Assignments	0	0	16,292	16,292
Sovereign Issues	0	138,832	0	138,832
Ukraine
Sovereign Issues	0	114,935	0	114,935
United Arab Emirates
Corporate Bonds & Notes	0	32,170	0	32,170
Sovereign Issues	0	66,418	0	66,418
United Kingdom
Corporate Bonds & Notes	0	17,969	0	17,969
United States
Asset-Backed Securities	0	21,147	0	21,147
Corporate Bonds & Notes	0	33,308	0	33,308
Loan Participations and Assignments	0	0	6,897	6,897
Non-Agency Mortgage-Backed Securities	0	19,066	0	19,066
U.S. Government Agencies	0	14,947	0	14,947
Uruguay
Sovereign Issues	0	10,469	0	10,469
Venezuela
Corporate Bonds & Notes	0	4,409	0	4,409
Sovereign Issues	0	8,454	0	8,454
Vietnam
Sovereign Issues	0	1,418	0	1,418
Virgin Islands (British)
Corporate Bonds & Notes	0	20,593	0	20,593
Zambia
Sovereign Issues	0	13,204	0	13,204
Short-Term Instruments
Repurchase Agreements	0	94,469	0	94,469
Egypt Treasury Bills	0	379	0	379
U.S. Treasury Bills	0	4,194	0	4,194
Zambia Treasury Bills	0	88	0	88

	$6,921	$3,750,549	$69,591	$3,827,061

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$391,483	$0	$0	$391,483

Total Investments	$398,404	$3,750,549	$69,591	$4,218,544

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	53

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Short Sales, at Value - Liabilities
Romania
Sovereign Issues	$0	$(23,062)	$0	$(23,062)
United States
U.S. Treasury Obligations	0	(33,614)	0	(33,614)

	$0	$(56,676)	$0	$(56,676)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	302	562	0	864
Over the counter	0	13,935	0	13,935

	$302	$14,497	$0	$14,799

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(252)	$(241)	$0	$(493)
Over the counter	0	(5,510)	(71)	(5,581)

	$(252)	$(5,751)	$(71)	$(6,074)

Total Financial Derivative Instruments	$50	$8,746	$(71)	$8,725

Totals	$398,454	$3,702,619	$69,520	$4,170,593

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021(2)
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$0	$8,132	$0	$44	$0	$588	$0	$0	$8,764	$588
Cayman Islands
Asset-Backed Securities	776	0	(517)	0	0	(1)	0	0	258	(1)
Ivory Coast
Loan Participations and Assignments	9,303	0	0	0	0	(71)	0	0	9,232	(71)
Jersey, Channel Islands
Asset-Backed Securities	522	0	(523)	(2)	3	0	0	0	0	0
Mexico	0	0	0	0	0	0	0	0	0	0
Nigeria
Loan Participations and Assignments	12,736	0	0	27	0	13	0	(12,776)	0	0
South Africa
Loan Participations and Assignments	38,822	2,129	(30,274)	202	0	307	0	0	11,186	443
Tanzania
Loan Participations and Assignments	2,760	15,187	(914)	5	1	(77)	0	0	16,962	(69)
Turkey
Loan Participations and Assignments	0	16,528	0	0	0	(236)	0	0	16,292	(236)
United States
Loan Participations and Assignments	0	6,989	(151)	0	0	59	0	0	6,897	58
Short-Term Instruments
Short-Term Notes	318	0	(315)	2	(9)	4	0	0	0	0

	$65,237	$48,965	$(32,694)	$278	$(5)	$586	$0	$(12,776)	$69,591	$712

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(86)	$0	$0	$15	$0	$0	$(71)	$1

Totals	$65,237	$48,965	$(32,780)	$278	$(5)	$601	$0	$(12,776)	$69,520	$713

54	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs		Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$8,764	Indicative Market Quotation	Broker Quote	BRL	53.600	—
Cayman Islands
Asset-Backed Securities	258	Other Valuation Techniques(3)	—		—	—
Ivory Coast
Loan Participations and Assignments	6,775	Proxy Pricing	Base Price	%	99.728	—
	2,457	Third Party Vendor	Broker Quote		101.000	—
South Africa
Loan Participations and Assignments	11,186	Reference Instrument	Yield		5.428	—
Tanzania
Loan Participations and Assignments	1,828	Proxy Pricing	Base Price		100.000	—
	15,134	Third Party Vendor	Broker Quote		100.500	—
Turkey
Loan Participations and Assignments	16,292	Third Party Vendor	Broker Quote		99.750	—
United States
Loan Participations and Assignments	6,897	Proxy Pricing	Base Price		100.625	—

Financial Derivative Instruments - Liabilities
Over the counter	(71)	Indicative Market Quotation	Broker Quote		(5.349)-(0.851)	(4.775)

Total	$69,520

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	55

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.2%

ARGENTINA 0.7%

CORPORATE BONDS & NOTES 0.4%

MSU Energy S.A.
6.875% due 02/01/2025		$300	$247

Pampa Energia S.A.
7.375% due 07/21/2023		300	296

YPF S.A.
6.950% due 07/21/2027		200	148

			691

SOVEREIGN ISSUES 0.3%

Argentina Government International Bond
0.500% due 07/09/2030 þ		6	2
1.125% due 07/09/2035 þ		3	1

Provincia de Cordoba
5.000% due 06/01/2027 ^þ		911	624

			627

Total Argentina (Cost $1,280)			1,318

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Sappi Papier Holding GmbH
7.500% due 06/15/2032		$200	223

Total Austria (Cost $185)			223

AZERBAIJAN 0.5%

CORPORATE BONDS & NOTES 0.5%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$834	985

Total Azerbaijan (Cost $941)			985

BERMUDA 0.4%

CORPORATE BONDS & NOTES 0.4%

Geopark Ltd.
5.500% due 01/17/2027		$700	691

Total Bermuda (Cost $696)			691

BRAZIL 5.6%

CORPORATE BONDS & NOTES 5.6%

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$1,100	1,132

Braskem Netherlands Finance BV
4.500% due 01/10/2028		800	851

BRF S.A.
4.875% due 01/24/2030		1,100	1,103

CSN Inova Ventures
6.750% due 01/28/2028		1,100	1,175

Itau Unibanco Holding S.A.
3.250% due 01/24/2025		500	506

JBS USA Food Co.
7.000% due 01/15/2026		600	628

Natura Cosmeticos S.A.
4.125% due 05/03/2028		900	912

Odebrecht Oil & Gas Finance Ltd.
0.000% due 11/01/2021 (c)(d)		1,122	10

Petrobras Global Finance BV
6.625% due 01/16/2034	GBP	400	624

Rede D’or Finance SARL
4.500% due 01/22/2030		$200	199

Suzano Austria GmbH
7.000% due 03/16/2047		300	394

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vale Overseas Ltd.
3.750% due 07/08/2030		$300	$311
6.875% due 11/21/2036		1,000	1,334
6.875% due 11/10/2039		200	271

Vale S.A.
2.762% due 12/29/2049 «~(d)	BRL	5,200	529

XP, Inc.
3.250% due 07/01/2026		$400	389

			10,368

		SHARES
WARRANTS 0.0%

OAS S.A. - Exp. 05/16/2039 «(f)		131,712	2

Total Brazil (Cost $10,160)			10,370

CANADA 1.2%

COMMON STOCKS 0.1%

Frontera Energy Corp. (b)		16,190	97

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 1.1%

Canacol Energy Ltd.
7.250% due 05/03/2025		$1,200	1,256

First Quantum Minerals Ltd.
6.875% due 10/15/2027		800	847

			2,103

Total Canada (Cost $3,397)			2,200

CAYMAN ISLANDS 12.7%

CORPORATE BONDS & NOTES 12.7%

Arabian Centres Sukuk Ltd.
5.375% due 11/26/2024		$600	623

China Modern Dairy Holdings Ltd.
2.125% due 07/14/2026		500	487

Country Garden Holdings Co. Ltd.
7.250% due 04/08/2026		900	951

EMG SUKUK Ltd.
4.564% due 06/18/2024		300	320

Goodman HK Finance
3.000% due 07/22/2030		400	408

Health & Happiness H&H International Holdings Ltd.
5.625% due 10/24/2024		800	818

IIRSA Norte Finance Ltd.
8.750% due 05/30/2024		29	32

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024		400	305
9.750% due 09/28/2023		1,000	791

MAF Sukuk Ltd.
4.638% due 05/14/2029		700	799

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		800	803
5.375% due 12/04/2029		600	611
5.625% due 07/17/2027		300	305

MGM China Holdings Ltd.
5.250% due 06/18/2025		200	202
5.375% due 05/15/2024		700	710
5.875% due 05/15/2026		200	204

New Metro Global Ltd.
6.800% due 08/05/2023		800	793

Odebrecht Holdco Finance Ltd.
0.000% due 09/10/2058 (c)		2,121	35

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		366	363

OEC Finance Ltd. (4.375% PIK)
4.375% due 10/25/2029 (a)		157	14

OEC Finance Ltd. (5.250% PIK)
5.250% due 12/27/2033 (a)		1,048	94

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OEC Finance Ltd. (7.125% PIK)
7.125% due 12/26/2046 (a)	$595	$55

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025	800	770

QNB Finance Ltd.
3.500% due 03/28/2024	1,800	1,911

S.A. Global Sukuk Ltd.
2.694% due 06/17/2031	800	808

Samba Funding Ltd.
2.900% due 01/29/2027	600	627

Sands China Ltd.
2.850% due 03/08/2029	500	482
3.250% due 08/08/2031	400	387
4.375% due 06/18/2030	1,750	1,830
5.125% due 08/08/2025	600	647

SPARC EM SPC Panama Metro Line SP
0.000% due 12/05/2022 (c)	504	498

Sunac China Holdings Ltd.
6.500% due 01/10/2025	900	729

Sunny Optical Technology Group Co. Ltd.
3.750% due 01/23/2023	800	825

Tencent Holdings Ltd.
3.840% due 04/22/2051	200	208
3.940% due 04/22/2061	300	321

Tingyi Cayman Islands Holding Corp.
1.625% due 09/24/2025	400	397

Wynn Macau Ltd.
4.875% due 10/01/2024	800	779
5.500% due 01/15/2026	700	680

Xiaomi Best Time International Ltd.
2.875% due 07/14/2031	800	793

Yingde Gases Investment Ltd.
6.250% due 01/19/2023	800	824

Zhongsheng Group Holdings Ltd.
3.000% due 01/13/2026	400	405

Total Cayman Islands (Cost $25,278)		23,644

CHILE 1.8%

CORPORATE BONDS & NOTES 1.8%

Alfa Desarrollo SpA
4.550% due 09/27/2051	$800	781

Banco de Credito e Inversiones S.A.
3.500% due 10/12/2027	800	857

Banco Santander Chile
2.700% due 01/10/2025	1,400	1,458

Embotelladora Andina S.A.
3.950% due 01/21/2050	150	159

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027	85	87

Total Chile (Cost $3,361)		3,342

CHINA 2.2%

CORPORATE BONDS & NOTES 2.2%

Amipeace Ltd.
2.250% due 10/22/2030	$650	638

China Construction Bank Corp.
2.450% due 06/24/2030 •(e)	400	406

Contemporary Ruiding Development Ltd.
2.625% due 09/17/2030	400	401

Yango Justice International Ltd.
7.500% due 04/15/2024	400	313

Yunda Holding Investment Ltd.
2.250% due 08/19/2025	1,500	1,464

Zoomlion HK SPV Co. Ltd.
6.125% due 12/20/2022	800	838

Total China (Cost $4,187)		4,060

56	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLOMBIA 2.1%

CORPORATE BONDS & NOTES 1.7%

Banco Davivienda S.A.
6.650% due 04/22/2031 •(d)(e)		$500	$534

Ecopetrol S.A.
5.875% due 05/28/2045		700	708
6.875% due 04/29/2030		1,700	1,992

			3,234

SOVEREIGN ISSUES 0.4%

Colombia Government International Bond
4.500% due 01/28/2026		700	752

Total Colombia (Cost $4,145)			3,986

DOMINICAN REPUBLIC 0.5%

SOVEREIGN ISSUES 0.5%

Dominican Republic International Bond
5.300% due 01/21/2041		$500	496
5.875% due 01/30/2060		400	392

Total Dominican Republic (Cost $878)			888

GERMANY 0.4%

CORPORATE BONDS & NOTES 0.4%

Deutsche Bank AG
3.547% due 09/18/2031 •		$700	748

Total Germany (Cost $701)			748

GUATEMALA 0.1%

CORPORATE BONDS & NOTES 0.1%

Industrial Senior Trust
5.500% due 11/01/2022		$200	205

Total Guatemala (Cost $203)			205

HONG KONG 2.4%

CORPORATE BONDS & NOTES 2.4%

Fortune Star BVI Ltd.
4.350% due 05/06/2023	EUR	1,100	1,266

Huarong Finance Co. Ltd.
5.500% due 01/16/2025		$500	496

Lenovo Group Ltd.
5.875% due 04/24/2025		1,000	1,127

MTR Corp. Ltd.
1.625% due 08/19/2030		400	389

Poly Real Estate Finance Ltd.
3.950% due 02/05/2023		400	411

Yanlord Land HK Co. Ltd.
6.800% due 02/27/2024		800	803

Total Hong Kong (Cost $4,579)			4,492

INDIA 1.4%

CORPORATE BONDS & NOTES 1.4%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		$300	300

Adani Transmission Ltd.
4.250% due 05/21/2036		187	192

Bharti Airtel Ltd.
4.375% due 06/10/2025		500	538

JSW Steel Ltd.
5.050% due 04/05/2032		400	399

Muthoot Finance Ltd.
4.400% due 09/02/2023		400	408
6.125% due 10/31/2022		300	310

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		200	210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ReNew Power Synthetic
6.670% due 03/12/2024		$200	$208

Total India (Cost $2,494)			2,565

INDONESIA 1.8%

CORPORATE BONDS & NOTES 1.6%

Bank Mandiri Persero Tbk PT
4.750% due 05/13/2025		$600	665

LLPL Capital Pte Ltd.
6.875% due 02/04/2039		359	422

Pakuwon Jati Tbk PT
4.875% due 04/29/2028		500	518

Pertamina Persero PT
5.625% due 05/20/2043		300	357

Perusahaan Gas Negara Tbk PT
5.125% due 05/16/2024		200	220

PT Perusahaan Listrik Negara
3.375% due 02/05/2030		800	822

			3,004

SOVEREIGN ISSUES 0.2%

Indonesia Government International Bond
1.000% due 07/28/2029	EUR	400	461

Total Indonesia (Cost $3,471)			3,465

IRELAND 2.9%

CORPORATE BONDS & NOTES 2.9%

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 •(e)		$1,700	1,777

Mobile Telesystems OJSC Via MTS International Funding DAC
5.000% due 05/30/2023		400	423

Novolipetsk Steel Via Steel Funding DAC
1.450% due 06/02/2026	EUR	900	1,050

Phosagro OAO Via Phosagro Bond Funding DAC
2.600% due 09/16/2028		$1,300	1,299

Sovcombank Via SovCom Capital DAC
3.400% due 01/26/2025		800	808

Total Ireland (Cost $5,313)			5,357

ISLE OF MAN 0.8%

CORPORATE BONDS & NOTES 0.8%

Gohl Capital Ltd.
4.250% due 01/24/2027		$600	633

NE Property BV
1.875% due 10/09/2026	EUR	700	847

Total Isle of Man (Cost $1,427)			1,480

ISRAEL 3.8%

CORPORATE BONDS & NOTES 3.8%

Bank Leumi Le-Israel BM
3.275% due 01/29/2031 •(e)		$1,369	1,405

Energean Israel Finance Ltd.
4.500% due 03/30/2024		300	307
4.875% due 03/30/2026		300	308

ICL Group Ltd.
6.375% due 05/31/2038		300	390

Israel Electric Corp. Ltd.
4.250% due 08/14/2028		1,900	2,134

Leviathan Bond Ltd.
6.125% due 06/30/2025		500	544
6.500% due 06/30/2027		900	992

Mizrahi Tefahot Bank Ltd.
3.077% due 04/07/2031 •(e)		1,000	1,015

Total Israel (Cost $6,992)			7,095

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 0.5%

CORPORATE BONDS & NOTES 0.5%

Intesa Sanpaolo SpA
5.875% due 09/01/2031 •(d)(e)	EUR	300	$407

UniCredit SpA
5.459% due 06/30/2035 •		$400	442

Total Italy (Cost $831)			849

IVORY COAST 0.5%

SOVEREIGN ISSUES 0.5%

Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	800	906

Total Ivory Coast (Cost $974)			906

KAZAKHSTAN 0.5%

CORPORATE BONDS & NOTES 0.5%

Tengizchevroil Finance Co. International Ltd.
3.250% due 08/15/2030		$900	914

Total Kazakhstan (Cost $891)			914

LUXEMBOURG 4.9%

CORPORATE BONDS & NOTES 4.9%

Altice Financing S.A.
2.250% due 01/15/2025	EUR	800	895

Andrade Gutierrez International S.A
11.000% due 11/20/2021 «		$1	1

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		1,700	1,870

Gazprom OAO Via Gaz Capital S.A.
4.950% due 03/23/2027		400	444

Guara Norte SARL
5.198% due 06/15/2034		884	890

Petrorio Luxembourg SARL
6.125% due 06/09/2026		700	706

Sberbank of Russia Via SB Capital S.A.
5.250% due 05/23/2023 (e)		1,900	2,004

Severstal OAO Via Steel Capital S.A.
3.150% due 09/16/2024		1,000	1,041

Unigel Luxembourg S.A.
8.750% due 10/01/2026		1,000	1,076

Votorantim Cimentos S.A.
7.250% due 04/05/2041		200	273

Total Luxembourg (Cost $9,047)			9,200

MAURITIUS 1.7%

CORPORATE BONDS & NOTES 1.7%

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024		$200	211

Greenko Dutch BV
3.850% due 03/29/2026		500	509

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		1,000	1,023

India Green Energy Holdings
5.375% due 04/29/2024		800	833

MTN Mauritius Investments Ltd.
4.755% due 11/11/2024		500	525

Total Mauritius (Cost $3,029)			3,101

		SHARES
MEXICO 4.7%

COMMON STOCKS 0.0%

Hipotecaria Su Casita S.A. «(b)		172,487	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	57

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 4.7%

Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$650	$693
4.375% due 04/11/2027		650	696

Banco Mercantil del Norte S.A.
6.875% due 07/06/2022 •(d)(e)		200	205

Banco Santander Mexico S.A.
5.375% due 04/17/2025		1,700	1,902

BBVA Bancomer S.A.
1.875% due 09/18/2025		800	805
5.125% due 01/18/2033 •(e)		400	418

Cibanco S.A. Ibm
4.962% due 07/18/2029		700	769

Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2049		400	0

Fomento Economico Mexicano S.A.B. de C.V.
1.000% due 05/28/2033	EUR	200	227
4.375% due 05/10/2043		$600	704

Hipotecaria Su Casita S.A. de C.V.
9.620% due 06/27/2049 «	MXN	17,999	27

Industrias Penoles S.A.B. de C.V.
4.150% due 09/12/2029		$300	330
4.750% due 08/06/2050		200	222

Metalsa S.A. de C.V.
3.750% due 05/04/2031		500	490

Petroleos Mexicanos
5.950% due 01/28/2031		300	291
6.500% due 06/02/2041		300	266
6.750% due 09/21/2047		400	349

Trust Fibra Uno
6.390% due 01/15/2050		300	356

			8,750

Total Mexico (Cost $11,731)			8,750

MOROCCO 0.9%

CORPORATE BONDS & NOTES 0.9%

OCP S.A.
5.125% due 06/23/2051		$800	795
6.875% due 04/25/2044		700	850

Total Morocco (Cost $1,694)			1,645

MULTINATIONAL 0.3%

CORPORATE BONDS & NOTES 0.3%

ATP Tower Holdings LLC
4.050% due 04/27/2026		$400	401

Digicel International Finance Ltd.
8.750% due 05/25/2024		194	201

Total Multinational (Cost $589)			602

NETHERLANDS 4.5%

CORPORATE BONDS & NOTES 4.5%

DTEK Finance PLC (1.500% Cash and 3.500% PIK)
5.000% due 12/31/2027 (a)		$571	351

IHS Netherlands Holdco BV
7.125% due 03/18/2025		1,300	1,342
8.000% due 09/18/2027		400	429

Metinvest BV
5.625% due 06/17/2025	EUR	800	973
8.500% due 04/23/2026		$900	1,007

NGD Holdings BV
6.750% due 12/31/2026		221	215

Prosus NV
2.031% due 08/03/2032	EUR	200	231
3.061% due 07/13/2031		$800	782
3.832% due 02/08/2051		400	365

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023		2,700	2,687

Total Netherlands (Cost $8,207)			8,382

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NIGERIA 0.6%

CORPORATE BONDS & NOTES 0.1%

Access Bank PLC
10.500% due 10/19/2021		$200	$201

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Bank of Industry Limited
6.116% (LIBOR03M + 6.000%) due 12/14/2023 ~		800	805

SOVEREIGN ISSUES 0.1%

Nigeria Government International Bond
5.625% due 06/27/2022		100	103

Total Nigeria (Cost $1,095)			1,109

NORWAY 0.2%

CORPORATE BONDS & NOTES 0.2%

Aker BP ASA
3.750% due 01/15/2030		$400	428

Total Norway (Cost $385)			428

OMAN 0.6%

SOVEREIGN ISSUES 0.6%

Oman Government International Bond
6.000% due 08/01/2029		$400	421
6.250% due 01/25/2031		400	429
6.750% due 10/28/2027		200	223

Total Oman (Cost $1,045)			1,073

PERU 1.8%

CORPORATE BONDS & NOTES 1.8%

Banco de Credito del Peru
2.700% due 01/11/2025		$800	823

Banco Internacional del Peru SAA Interbank
3.250% due 10/04/2026		800	821

Cia de Minas Buenaventura SAA
5.500% due 07/23/2026		550	544

InRetail Consumer
3.250% due 03/22/2028		800	803

Peru LNG SRL
5.375% due 03/22/2030		400	325

Total Peru (Cost $3,397)			3,316

QATAR 0.3%

CORPORATE BONDS & NOTES 0.3%

Ras Laffan Liquefied Natural Gas Co. Ltd.
6.332% due 09/30/2027		$550	629

Total Qatar (Cost $636)			629

ROMANIA 0.4%

CORPORATE BONDS & NOTES 0.4%

RCS & RDS S.A.
2.500% due 02/05/2025	EUR	600	695
3.250% due 02/05/2028		100	116

Total Romania (Cost $766)			811

RUSSIA 1.9%

CORPORATE BONDS & NOTES 1.9%

ALROSA Finance S.A.
3.100% due 06/25/2027		$1,000	1,033

Lukoil Securities BV
3.875% due 05/06/2030		1,700	1,789

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MMK International Capital DAC
4.375% due 06/13/2024		$700	$747

Total Russia (Cost $3,486)			3,569

SAUDI ARABIA 1.6%

CORPORATE BONDS & NOTES 1.6%

Saudi Arabian Oil Co.
2.250% due 11/24/2030		$700	686
2.875% due 04/16/2024		1,400	1,461
4.250% due 04/16/2039		700	787

Total Saudi Arabia (Cost $2,906)			2,934

SERBIA 0.1%

SOVEREIGN ISSUES 0.1%

Serbia Government International Bond
1.650% due 03/03/2033	EUR	200	221

Total Serbia (Cost $237)			221

SINGAPORE 1.8%

CORPORATE BONDS & NOTES 1.8%

ABJA Investment Co. Pte. Ltd.
5.450% due 01/24/2028		$900	983

BOC Aviation Ltd.
1.750% due 01/21/2026		800	794

Oversea-Chinese Banking Corp. Ltd.
1.832% due 09/10/2030 •(e)		1,500	1,498

Total Singapore (Cost $3,171)			3,275

		SHARES
SOUTH AFRICA 6.0%

COMMON STOCKS 0.1%

Petra Diamonds Ltd. (b)		10,933,325	258

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 3.1%

Absa Group Ltd.
6.375% due 05/27/2026 •(d)(e)		$800	833

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		500	514
5.125% due 08/01/2022		400	411
6.500% due 04/15/2040		600	748

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		1,300	1,377

Sasol Financing USA LLC
5.875% due 03/27/2024		800	844
6.500% due 09/27/2028		1,000	1,105

			5,832

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Sasol Ltd.
TBD% - 1.720% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		863	829

SOVEREIGN ISSUES 2.4%

South Africa Government International Bond
7.750% due 02/28/2023	ZAR	33,800	2,323
10.500% due 12/21/2026		29,800	2,222

			4,545

Total South Africa (Cost $11,346)			11,464

58	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 1.0%

CORPORATE BONDS & NOTES 1.0%

Kookmin Bank
2.500% due 11/04/2030 (e)	$400	$397

Shinhan Bank Co. Ltd.
3.875% due 03/24/2026 (e)	700	762

Woori Bank
4.750% due 04/30/2024 (e)	600	655

Total South Korea (Cost $1,725)		1,814

SPAIN 0.3%

CORPORATE BONDS & NOTES 0.3%

International Airport Finance S.A.
12.000% due 03/15/2033	$494	536

Total Spain (Cost $494)		536

SUPRANATIONAL 0.5%

CORPORATE BONDS & NOTES 0.5%

Africa Finance Corp.
3.875% due 04/13/2024	$400	426
4.375% due 04/17/2026	200	220

African Export-Import Bank
3.994% due 09/21/2029	300	318

Total Supranational (Cost $923)		964

TURKEY 3.3%

CORPORATE BONDS & NOTES 2.9%

Akbank T.A.S.
6.800% due 02/06/2026	$700	731

QNB Finansbank A/S
4.875% due 05/19/2022	500	509
6.875% due 09/07/2024	1,400	1,516

Turk Telekomunikasyon A/S
6.875% due 02/28/2025	300	325

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	396	373

Turkiye Garanti Bankasi A/S
5.875% due 03/16/2023 (h)	600	623

Turkiye Sise ve Cam Fabrikalari A/S
6.950% due 03/14/2026	900	990

Yapi ve Kredi Bankasi A/S
5.750% due 02/24/2022	300	304

		5,371

SOVEREIGN ISSUES 0.4%

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024	700	754

Total Turkey (Cost $5,812)		6,125

UKRAINE 0.4%

CORPORATE BONDS & NOTES 0.1%

VF Ukraine PAT via VFU Funding PLC
6.200% due 02/11/2025	$200	208

SOVEREIGN ISSUES 0.3%

Ukraine Government International Bond
0.000% due 05/31/2040 ~	500	547

Total Ukraine (Cost $523)		755

UNITED ARAB EMIRATES 0.8%

CORPORATE BONDS & NOTES 0.8%

Kuwait Projects Co. SPC Ltd.
4.229% due 10/29/2026	$400	380
4.500% due 02/23/2027	800	760

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oztel Holdings SPC Ltd.
6.625% due 04/24/2028		$300	$331

Total United Arab Emirates (Cost $1,533)			1,471

UNITED KINGDOM 3.5%

CORPORATE BONDS & NOTES 3.5%

Antofagasta PLC
2.375% due 10/14/2030		$200	193

Barclays PLC
8.000% due 06/15/2024 •(d)(e)		300	339

Fresnillo PLC
4.250% due 10/02/2050		700	727

Gazprom PJSC via Gaz Finance PLC
1.500% due 02/17/2027	EUR	200	232
2.950% due 01/27/2029		$400	393
3.000% due 06/29/2027		800	809

HSBC Holdings PLC
4.600% due 12/17/2030 •(d)(e)		200	200

Jaguar Land Rover Automotive PLC
6.875% due 11/15/2026	EUR	500	647

Natwest Group PLC
5.125% due 05/12/2027 •(d)(e)	GBP	200	290

Rolls-Royce PLC
5.750% due 10/15/2027		600	900

Tullow Oil PLC
10.250% due 05/15/2026		$1,200	1,255

Vedanta Resources Finance PLC
8.950% due 03/11/2025		500	500

Total United Kingdom (Cost $6,297)			6,485

UNITED STATES 10.6%

ASSET-BACKED SECURITIES 0.6%

Citigroup Mortgage Loan Trust
7.250% due 05/25/2036 þ		$269	188

Countrywide Asset-Backed Certificates
0.306% due 09/25/2037 ^•		26	27

JP Morgan Mortgage Acquisition Corp.
1.061% due 12/25/2035 •		700	690

NovaStar Mortgage Funding Trust
0.286% due 09/25/2037 •		140	138

			1,043

CORPORATE BONDS & NOTES 4.3%

BOC Aviation USA Corp.
1.625% due 04/29/2024		800	806

Coty, Inc.
3.875% due 04/15/2026	EUR	400	475

Hikma Finance USA LLC
3.250% due 07/09/2025		$700	731

Invepar Holdings LLC
1.000% due 12/31/2049 «(f)		158	0

Kosmos Energy Ltd.
7.125% due 04/04/2026		900	884

NBM U.S. Holdings, Inc.
7.000% due 05/14/2026		400	426

Organon & Co.
4.125% due 04/30/2028		200	204

Organon Finance 1 LLC
2.875% due 04/30/2028	EUR	100	119

Rio Oil Finance Trust
8.200% due 04/06/2028		$2,265	2,620
9.750% due 01/06/2027		906	1,068

Stillwater Mining Co.
7.125% due 06/27/2025		700	727

			8,060

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.316% due 10/25/2035 •		$419	$422

Citigroup Mortgage Loan Trust
3.054% due 08/25/2036 ~		249	240

			662

U.S. TREASURY OBLIGATIONS 5.3%

U.S. Treasury Bonds
1.375% due 11/15/2040		1,800	1,618

U.S. Treasury Notes
1.875% due 01/31/2022		6,500	6,539
2.125% due 12/31/2022		1,600	1,640

			9,797

Total United States (Cost $19,254)			19,562

VIRGIN ISLANDS (BRITISH) 2.1%

CORPORATE BONDS & NOTES 2.1%

Champion Path Holdings Ltd.
4.500% due 01/27/2026		$1,000	1,024

Gold Fields Orogen Holdings BVI Ltd.
6.125% due 05/15/2029		1,000	1,174

NWD MTN Ltd.
4.375% due 11/30/2022		200	207

OAS Restructuring BVI Ltd.
5.000% due 03/31/2035 «(f)	BRL	356	3

Star Energy Geothermal Wayang Windu Ltd.
6.750% due 04/24/2033		$709	813

Studio City Finance Ltd.
5.000% due 01/15/2029		800	739

Total Virgin Islands (British) (Cost $3,928)			3,960

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (g) 0.5%
			974

Total Short-Term Instruments (Cost $974)			974

Total Investments in Securities (Cost $186,614)			182,938

		SHARES
INVESTMENTS IN AFFILIATES 0.7%

SHORT-TERM INSTRUMENTS 0.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.7%

PIMCO Short-Term Floating NAV Portfolio III		134,525	1,327

Total Short-Term Instruments (Cost $1,327)			1,327

Total Investments in Affiliates (Cost $1,327)			1,327

Total Investments 98.9% (Cost $187,941)			$184,265

Financial Derivative Instruments (i)(j) 0.3% (Cost or Premiums, net $(193))			459

Other Assets and Liabilities, net 0.8%			1,549

Net Assets 100.0%			$186,273

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	59

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security did not produce income within the last twelve months.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Invepar Holdings LLC 1.000% due 12/31/2049	11/16/2018	$0	$0	0.00%
OAS Restructuring BVI Ltd. 5.000% due 03/31/2035	04/30/2019	14	3	0.00
OAS S.A. - Exp. 05/16/2039	04/30/2019	0	2	0.00

		$14	$5	0.00%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$974	U.S. Treasury Notes 0.125% due 12/31/2022	$(994)	$974	$974

Total Repurchase Agreements						$(994)	$974	$974

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BPS	(1.000)%	06/09/2021	TBD	(2)	$(634)	$(632)

Total Reverse Repurchase Agreements						$(632)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(632)	$0	$(632)	$624	$(8)
FICC	974	0	0	974	(994)	(20)

Total Borrowings and Other Financing Transactions	$974	$(632)	$0

60	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(632)	$(632)

Total Borrowings	$0	$0	$0	$(632)	$(632)

Payable for reverse repurchase agreements					$(632)

(h)	Securities with an aggregate market value of $624 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(1,771) at a weighted average interest rate of (0.176%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2021	95	$	12,503	$(172)	$13	$0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	4		764	(33)	0	(0)

					$(205)	$13	$(0)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2021	30	$	(4,358)	$97	$0	$(5)

Total Futures Contracts					$(108)	$13	$(5)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	4.219%	EUR 300	$19	$(7)	$12	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026	$2,500	$(89)	$(10)	$(99)	$0	$(1)
iTraxx Asia ex-Japan 36 5-Year Index	1.000	Quarterly	12/20/2026	1,300	8	3	11	2	0

					$(81)	$(7)	$(88)	$2	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	06/21/2047	$300	$(1)	$6	$5	$0	$(1)

Total Swap Agreements						$(63)	$(8)	$(71)	$3	$(2)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	61

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$13	$3	$16	$0	$(5)	$(2)	$(7)

Cash of $753 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	12/2021		$79	HKD	612	$0	$0

BPS	10/2021	BRL	910		$167	0	0
	10/2021	EUR	517		612	13	0
	10/2021		$172	BRL	910	0	(5)
	10/2021		722	EUR	619	0	(5)
	11/2021	BRL	910		$172	5	0
	12/2021		$5	HKD	39	0	0
	12/2021	ZAR	6,735		$469	26	0

CBK	10/2021	EUR	49		58	1	0
	11/2021		$556	GBP	411	0	(2)
	12/2021	ZAR	15,881		$1,096	52	0

GLM	12/2021		12,222		845	42	0

HUS	12/2021		16,011		1,106	53	0

MYI	10/2021	BRL	910		168	1	0
	10/2021		$167	BRL	910	0	0
	11/2021	GBP	1,645		$2,279	62	0

SCX	10/2021	EUR	8,665		10,235	198	0
	10/2021		$1,544	JPY	169,651	0	(21)
	11/2021	EUR	8,612		$9,986	5	0
	11/2021		$1,521	JPY	169,651	4	0
	12/2021	ZAR	7,657		$535	31	0

SOG	11/2021		$96	GBP	70	0	(2)

TOR	11/2021	GBP	120		$164	2	0

UAG	12/2021	ZAR	11,932		824	40	0

Total Forward Foreign Currency Contracts						$535	$(35)

62	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000%	11/17/2021	150	$(1)	$0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	11/17/2021	600	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	11/17/2021	600	(1)	0

BPS	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	200	(1)	0
	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	250	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	500	(1)	0
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	11/17/2021	100	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	200	0	0

BRC	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	10/20/2021	250	(1)	0
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	100	0	0
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	11/17/2021	300	(1)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	300	(1)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	1,200	(7)	(7)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	3.750	01/19/2022	250	(1)	(2)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	1,840	(2)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	400	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	600	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	2,200	(3)	(1)

CBK	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	400	(2)	(2)

DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	300	(1)	0
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	100	0	0
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	200	(1)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	600	(1)	0

GST	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	100	0	0
	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	12/15/2021	200	(1)	(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	100	0	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	10/20/2021	600	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	11/17/2021	600	(1)	0

JPM	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	300	(2)	(2)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	300	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	800	(1)	(1)

MYC	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	2,600	(3)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	1,000	(1)	(1)

Total Written Options						$(38)	$(24)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Brazil Government International Bond	(1.000)%	Quarterly	06/20/2024	1.291%	$	1,500	$24	$(12)	$12	$0
	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.416		750	12	(22)	0	(10)

GST	Brazil Government International Bond	(1.000)	Quarterly	06/20/2024	1.291		1,500	21	(10)	11	0

JPM	Chile Government International Bond	(1.000)	Quarterly	12/20/2024	0.539		1,500	(25)	3	0	(22)

MYC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2024	0.566		750	(1)	(10)	0	(11)

								$31	$(51)	$23	$(43)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BPS	Baidu, Inc.	1.000%	Quarterly	06/20/2026	0.806%	$	500	$5	$0	$5	$0

BRC	America Movil S.A.B. de C.V.	1.000	Quarterly	12/20/2025	0.765		800	(20)	28	8	0
	QNB Finance Ltd.	1.000	Quarterly	06/20/2023	0.543		300	2	0	2	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2026	1.565		850	(13)	(8)	0	(21)
	Fibra Uno Trust «	1.000	Quarterly	06/20/2022	2.178		100	(1)	0	0	(1)
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.915		50	0	0	0	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.068		3,000	(96)	92	0	(4)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	63

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
JPM	Nigeria Government International Bond	1.000%	Quarterly	06/20/2022	1.586%	$	200	$(1)	$0	$0	$(1)

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2026	1.016		300	1	(1)	0	0

								$(123)	$111	$15	$(27)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	3-Month CNY-CNREPOFIX	2.493%	Quarterly	06/17/2025	CNY	900	$0	$1	$1	$0

NGF	Pay	3-Month CNY-CNREPOFIX	2.458	Quarterly	06/17/2025		20,300	0	5	5	0

								$0	$6	$6	$0

Total Swap Agreements								$(92)	$66	$44	$(70)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$0	$0	$12	$12	$0	$0	$(10)	$(10)	$2	$0	$2
BPS	44	0	5	49	(10)	(1)	0	(11)	38	0	38
BRC	0	0	10	10	0	(12)	0	(12)	(2)	0	(2)
CBK	53	0	0	53	(2)	(2)	(26)	(30)	23	0	23
DUB	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GLM	42	0	1	43	0	0	0	0	43	0	43
GST	0	0	11	11	0	(2)	0	(2)	9	0	9
HUS	53	0	0	53	0	0	0	0	53	0	53
JPM	0	0	0	0	0	(3)	(23)	(26)	(26)	0	(26)
MYC	0	0	0	0	0	(3)	(11)	(14)	(14)	0	(14)
MYI	63	0	0	63	0	0	0	0	63	0	63
NGF	0	0	5	5	0	0	0	0	5	0	5
SCX	238	0	0	238	(21)	0	0	(21)	217	0	217
SOG	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
TOR	2	0	0	2	0	0	0	0	2	0	2
UAG	40	0	0	40	0	0	0	0	40	0	40

Total Over the Counter	$535	$0	$44	$579	$(35)	$(24)	$(70)	$(129)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

64	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$0	$13	$16

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$535	$0	$535
Swap Agreements	0	38	0	0	6	44

	$0	$38	$0	$535	$6	$579

	$0	$41	$0	$535	$19	$595

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	1	0	0	1	2

	$0	$1	$0	$0	$6	$7

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35	$0	$35
Written Options	0	24	0	0	0	24
Swap Agreements	0	70	0	0	0	70

	$0	$94	$0	$35	$0	$129

	$0	$95	$0	$35	$6	$136

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(109)	$(109)
Swap Agreements	0	(62)	0	0	43	(19)

	$0	$(62)	$0	$0	$(66)	$(128)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(37)	$0	$(37)
Written Options	0	24	0	0	1	25
Swap Agreements	0	(67)	0	0	3	(64)

	$0	$(43)	$0	$(37)	$4	$(76)

	$0	$(105)	$0	$(37)	$(62)	$(204)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$249	$249
Swap Agreements	0	35	0	0	(71)	(36)

	$0	$35	$0	$0	$178	$213

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$380	$0	$380
Written Options	0	2	0	0	0	2
Swap Agreements	0	35	0	0	43	78

	$0	$37	$0	$380	$43	$460

	$0	$72	$0	$380	$221	$673

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	65

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$691	$0	$691
Sovereign Issues	0	627	0	627
Austria
Corporate Bonds & Notes	0	223	0	223
Azerbaijan
Corporate Bonds & Notes	0	985	0	985
Bermuda
Corporate Bonds & Notes	0	691	0	691
Brazil
Corporate Bonds & Notes	0	9,839	529	10,368
Warrants	0	0	2	2
Canada
Common Stocks	97	0	0	97
Corporate Bonds & Notes	0	2,103	0	2,103
Cayman Islands
Corporate Bonds & Notes	0	23,644	0	23,644
Chile
Corporate Bonds & Notes	0	3,342	0	3,342
China
Corporate Bonds & Notes	0	4,060	0	4,060
Colombia
Corporate Bonds & Notes	0	3,234	0	3,234
Sovereign Issues	0	752	0	752
Dominican Republic
Sovereign Issues	0	888	0	888
Germany
Corporate Bonds & Notes	0	748	0	748
Guatemala
Corporate Bonds & Notes	0	205	0	205
Hong Kong
Corporate Bonds & Notes	0	4,492	0	4,492
India
Corporate Bonds & Notes	0	2,565	0	2,565
Indonesia
Corporate Bonds & Notes	0	3,004	0	3,004
Sovereign Issues	0	461	0	461
Ireland
Corporate Bonds & Notes	0	5,357	0	5,357
Isle of Man
Corporate Bonds & Notes	0	1,480	0	1,480
Israel
Corporate Bonds & Notes	0	7,095	0	7,095
Italy
Corporate Bonds & Notes	0	849	0	849
Ivory Coast
Sovereign Issues	0	906	0	906
Kazakhstan
Corporate Bonds & Notes	0	914	0	914
Luxembourg
Corporate Bonds & Notes	0	9,199	1	9,200
Mauritius
Corporate Bonds & Notes	0	3,101	0	3,101
Mexico
Corporate Bonds & Notes	0	8,723	27	8,750
Morocco
Corporate Bonds & Notes	0	1,645	0	1,645
Multinational
Corporate Bonds & Notes	0	602	0	602
Netherlands
Corporate Bonds & Notes	0	8,382	0	8,382
Nigeria
Corporate Bonds & Notes	0	201	0	201
Loan Participations and Assignments	0	805	0	805
Sovereign Issues	0	103	0	103

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Norway
Corporate Bonds & Notes	$0	$428	$0	$428
Oman
Sovereign Issues	0	1,073	0	1,073
Peru
Corporate Bonds & Notes	0	3,316	0	3,316
Qatar
Corporate Bonds & Notes	0	629	0	629
Romania
Corporate Bonds & Notes	0	811	0	811
Russia
Corporate Bonds & Notes	0	3,569	0	3,569
Saudi Arabia
Corporate Bonds & Notes	0	2,934	0	2,934
Serbia
Sovereign Issues	0	221	0	221
Singapore
Corporate Bonds & Notes	0	3,275	0	3,275
South Africa
Common Stocks	258	0	0	258
Corporate Bonds & Notes	0	5,832	0	5,832
Loan Participations and Assignments	0	0	829	829
Sovereign Issues	0	4,545	0	4,545
South Korea
Corporate Bonds & Notes	0	1,814	0	1,814
Spain
Corporate Bonds & Notes	0	536	0	536
Supranational
Corporate Bonds & Notes	0	964	0	964
Turkey
Corporate Bonds & Notes	0	5,371	0	5,371
Sovereign Issues	0	754	0	754
Ukraine
Corporate Bonds & Notes	0	208	0	208
Sovereign Issues	0	547	0	547
United Arab Emirates
Corporate Bonds & Notes	0	1,471	0	1,471
United Kingdom
Corporate Bonds & Notes	0	6,485	0	6,485
United States
Asset-Backed Securities	0	1,043	0	1,043
Corporate Bonds & Notes	0	8,060	0	8,060
Non-Agency Mortgage-Backed Securities	0	662	0	662
U.S. Treasury Obligations	0	9,797	0	9,797
Virgin Islands (British)
Corporate Bonds & Notes	0	3,957	3	3,960
Short-Term Instruments
Repurchase Agreements	0	974	0	974

	$355	$181,192	$1,391	$182,938

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,327	$0	$0	$1,327

Total Investments	$1,682	$181,192	$1,391	$184,265

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	16	0	16
Over the counter	0	579	0	579

	$0	$595	$0	$595

66	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(7)	$0	$(7)
Over the counter	0	(128)	(1)	(129)

	$0	$(135)	$(1)	$(136)

Total Financial Derivative Instruments	$0	$460	$(1)	$459

Totals	$1,682	$181,652	$1,390	$184,724

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	67

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 67.5%

ARGENTINA 1.1%

SOVEREIGN ISSUES 1.1%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$8,456	$2,937
1.000% due 07/09/2029		217	84
1.125% due 07/09/2035 þ		6,899	2,200
2.500% due 07/09/2041 þ		420	154
15.500% due 10/17/2026	ARS	144,420	319
34.163% (BADLARPP) due 10/04/2022 ~		25,153	94

Autonomous City of Buenos Aires
37.907% (BADLARPP + 3.750%) due 02/22/2028 ~		108,464	512

Total Argentina (Cost $9,773)			6,300

AUSTRALIA 0.1%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
0.933% due 12/05/2059 •		$456	457

Total Australia (Cost $456)			457

BRAZIL 14.2%

CORPORATE BONDS & NOTES 0.7%

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$800	823

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		280	301

Oi S.A.
5.358% (BZDIOVRA) due 02/25/2035 «~	BRL	1,010	750

Petrobras Global Finance BV
5.999% due 01/27/2028		$100	113

Vale S.A.
2.762% due 12/29/2049 «~(f)	BRL	20,200	2,056

			4,043

SOVEREIGN ISSUES 13.5%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2022 (d)		64,200	11,589
0.000% due 04/01/2022 (d)		41,300	7,298
0.000% due 07/01/2022 (d)		182,300	31,491
0.000% due 10/01/2022 (d)		162,320	27,354

			77,732

Total Brazil (Cost $83,506)			81,775

CAYMAN ISLANDS 1.6%

ASSET-BACKED SECURITIES 1.0%

Anchorage Capital CLO Ltd.
1.176% due 07/15/2030 •		$2,450	2,450

Arch Street CLO Ltd.
1.134% due 10/20/2028 •		650	650

MidOcean Credit CLO
1.229% due 01/29/2030 •		2,450	2,449

			5,549

CORPORATE BONDS & NOTES 0.6%

Alpha Star Holding Ltd.
6.625% due 04/18/2023		300	307

Fantasia Holdings Group Co. Ltd.
10.875% due 01/09/2023		500	156

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024		500	381
9.750% due 09/28/2023		800	633

MGM China Holdings Ltd.
5.250% due 06/18/2025		200	202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		$100	$109

Ronshine China Holdings Ltd.
10.500% due 03/01/2022		1,700	1,409

Sunac China Holdings Ltd.
8.350% due 04/19/2023		500	433

			3,630

Total Cayman Islands (Cost $10,124)			9,179

CHINA 4.2%

CORPORATE BONDS & NOTES 0.3%

Greenland Global Investment Ltd.
6.250% due 12/16/2022		$300	267

New Metro Global Ltd.
7.500% due 12/16/2021		1,600	1,596

			1,863

SOVEREIGN ISSUES 3.9%

China Development Bank
1.860% due 04/09/2023	CNY	104,700	16,025

China Government International Bond
2.890% due 11/19/2021		41,200	6,383

			22,408

Total China (Cost $24,237)			24,271

COLOMBIA 4.9%

CORPORATE BONDS & NOTES 0.9%

Empresas Publicas de Medellin ESP
7.625% due 09/10/2024	COP	10,460,000	2,787
8.375% due 11/08/2027		10,308,000	2,570

			5,357

SOVEREIGN ISSUES 4.0%

Bogota Distrito Capital
9.750% due 07/26/2028		60,000	16

Colombian TES
5.750% due 11/03/2027		93,666,500	23,174

Financiera de Desarrollo Territorial S.A. Findeter
7.875% due 08/12/2024		248,000	69

			23,259

Total Colombia (Cost $32,313)			28,616

DOMINICAN REPUBLIC 0.6%

SOVEREIGN ISSUES 0.6%

Dominican Republic International Bond
9.750% due 06/05/2026	DOP	157,200	3,377

Total Dominican Republic (Cost $3,066)			3,377

EGYPT 1.1%

SOVEREIGN ISSUES 1.1%

Egypt Government International Bond
6.125% due 01/31/2022		$2,100	2,118
14.369% due 10/20/2025	EGP	67,100	4,278

Total Egypt (Cost $6,396)			6,396

GHANA 0.4%

SOVEREIGN ISSUES 0.4%

Republic of Ghana Government International Bond
20.750% due 01/16/2023	GHS	12,300	2,133

Total Ghana (Cost $2,152)			2,133

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIA 0.8%

CORPORATE BONDS & NOTES 0.8%

Periama Holdings LLC
5.950% due 04/19/2026		$1,200	$1,290

Shriram Transport Finance Co. Ltd.
5.700% due 02/27/2022		1,900	1,918
5.950% due 10/24/2022		1,300	1,324

Total India (Cost $4,527)			4,532

INDONESIA 0.4%

SOVEREIGN ISSUES 0.4%

Perusahaan Penerbit SBSN Indonesia
3.400% due 03/29/2022		$2,000	2,028

Total Indonesia (Cost $1,994)			2,028

IRELAND 0.3%

ASSET-BACKED SECURITIES 0.3%

OAK Hill European Credit Partners DAC
0.740% due 10/20/2031 •	EUR	1,450	1,675

Total Ireland (Cost $1,708)			1,675

ISRAEL 10.2%

CORPORATE BONDS & NOTES 0.3%

Leviathan Bond Ltd.
6.125% due 06/30/2025		$1,400	1,522

SOVEREIGN ISSUES 9.9%

Israel Government International Bond
0.750% due 07/31/2022	ILS	25,200	7,865
1.250% due 11/30/2022		47,300	14,875
5.500% due 01/31/2022		108,900	34,399

			57,139

Total Israel (Cost $58,366)			58,661

IVORY COAST 0.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Republic of Cote d’lvoire
5.000% (EUR003M + 5.000%) due 03/19/2027 «~	EUR	1,900	2,223

Total Ivory Coast (Cost $2,245)			2,223

KAZAKHSTAN 1.3%

CORPORATE BONDS & NOTES 1.3%

Development Bank of Kazakhstan JSC
8.950% due 05/04/2023	KZT	3,125,750	7,270

Total Kazakhstan (Cost $9,526)			7,270

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(a)(b)		$1,602	497

Sberbank of Russia Via SB Capital S.A.
5.250% due 05/23/2023 (g)		1,400	1,477

Total Luxembourg (Cost $2,454)			1,974

MALAYSIA 0.5%

CORPORATE BONDS & NOTES 0.5%

Petronas Capital Ltd.
3.125% due 03/18/2022		$2,900	2,934

Total Malaysia (Cost $2,934)			2,934

68	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MAURITIUS 0.6%

CORPORATE BONDS & NOTES 0.6%

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		$2,850	$3,022

MTN Mauritius Investments Ltd.
5.373% due 02/13/2022		500	506

Total Mauritius (Cost $3,376)			3,528

MEXICO 0.8%

CORPORATE BONDS & NOTES 0.7%

Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2049		$1,700	0
9.250% due 06/30/2049		630	0

Petroleos Mexicanos
7.650% due 11/24/2021	MXN	81,980	3,954

Urbi Desarrollos Urbanos S.A.B. de C.V.
8.790% due 12/09/2049		39,100	0

			3,954

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
7.500% due 06/03/2027		4,500	222
8.500% due 05/31/2029		3,900	203

			425

Total Mexico (Cost $8,924)			4,379

MONGOLIA 0.2%

SOVEREIGN ISSUES 0.2%

Mongolia Government International Bond
5.625% due 05/01/2023		$833	876

Total Mongolia (Cost $843)			876

NETHERLANDS 0.7%

CORPORATE BONDS & NOTES 0.6%

Prosus NV
3.680% due 01/21/2030		$1,600	1,661

Republic of Angola Via Avenir BV
4.665% (US0006M + 4.500%) due 12/07/2023 ~		650	650
7.661% (US0006M + 7.500%) due 07/01/2023 ~		1,345	1,338

			3,649

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Sigma Bidco BV
3.750% (WIBOR03M + 3.500%) due 03/31/2025 ~	PLN	1,600	380

Total Netherlands (Cost $3,964)			4,029

NIGERIA 0.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Bank of Industry Limited
6.116% (LIBOR03M + 6.000%) due 12/14/2023 ~		$3,100	3,119

SOVEREIGN ISSUES 0.2%

Nigeria Government International Bond
5.625% due 06/27/2022		1,200	1,231

Total Nigeria (Cost $4,297)			4,350

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PERU 1.9%

CORPORATE BONDS & NOTES 0.6%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	14,180	$3,373

SOVEREIGN ISSUES 1.3%

Fondo MIVIVIENDA S.A.
7.000% due 02/14/2024		10,180	2,533

Peru Government International Bond
5.940% due 02/12/2029		800	194
6.350% due 08/12/2028		12,000	2,997
6.950% due 08/12/2031		6,200	1,556
8.200% due 08/12/2026		700	191

			7,471

Total Peru (Cost $12,683)			10,844

POLAND 0.0%

CORPORATE BONDS & NOTES 0.0%

mBank S.A.
2.000% due 11/26/2021	EUR	100	116

Total Poland (Cost $110)			116

RUSSIA 0.1%

SOVEREIGN ISSUES 0.1%

Russia Government International Bond
7.650% due 04/10/2030	RUB	60,400	855

Total Russia (Cost $976)			855

SAUDI ARABIA 0.6%

SOVEREIGN ISSUES 0.6%

Saudi Government International Bond
2.375% due 10/26/2021		$3,500	3,505

Total Saudi Arabia (Cost $3,504)			3,505

SINGAPORE 0.5%

CORPORATE BONDS & NOTES 0.5%

BOC Aviation Ltd.
2.750% due 09/18/2022		$1,400	1,422

TML Holdings Pte Ltd.
5.500% due 06/03/2024		1,200	1,254

Total Singapore (Cost $2,650)			2,676

SOUTH AFRICA 4.6%

CORPORATE BONDS & NOTES 0.5%

Eskom Holdings SOC Ltd.
7.850% due 04/02/2026	ZAR	37,000	2,398

Transnet SOC Ltd.
4.000% due 07/26/2022		$700	709

			3,107

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Sasol Ltd.
TBD% - 1.720% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		2,676	2,569

SOVEREIGN ISSUES 3.7%

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	284,300	21,198

Total South Africa (Cost $26,967)			26,874

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TURKEY 0.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Socar Turkey Enerji A.S.
TBD% due 08/11/2026 «	EUR	2,500	$2,889

Total Turkey (Cost $2,931)			2,889

UGANDA 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Uganda Government International Bonds
16.000% due 11/14/2030	UGX	2,073,700	665

Total Uganda (Cost $648)			665

UKRAINE 1.7%

SOVEREIGN ISSUES 1.7%

Ukraine Government International Bond
7.750% due 09/01/2022		$6,500	6,779
11.750% due 06/15/2022	UAH	53,100	2,004
17.000% due 05/11/2022		25,800	1,004

Total Ukraine (Cost $9,408)			9,787

UNITED KINGDOM 0.1%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (d)	GBP	0	496

Total United Kingdom (Cost $1,581)			496

UNITED STATES 6.9%

ASSET-BACKED SECURITIES 3.2%

Bear Stearns Asset-Backed Securities Trust
2.693% due 07/25/2036 ~		$48	49

Citigroup Mortgage Loan Trust
0.146% due 07/25/2045 •		89	77

Countrywide Asset-Backed Certificates
0.276% due 11/25/2037 •		1,559	1,512

Countrywide Asset-Backed Certificates Trust
0.236% due 03/25/2047 ^•		198	196

Credit-Based Asset Servicing & Securitization LLC
0.212% due 07/25/2037 •		28	23

Fremont Home Loan Trust
0.236% due 10/25/2036 •		3,201	1,865

GE-WMC Mortgage Securities Trust
0.166% due 08/25/2036 •		25	15

GSAMP Trust
0.156% due 12/25/2036 •		93	57

HSI Asset Loan Obligation Trust
0.146% due 12/25/2036 •		36	14

Humboldt Americas LLC
0.000% due 07/31/2022 «•	COP	34,000,000	8,108

JP Morgan Mortgage Acquisition Corp.
0.596% due 02/25/2036 ^•		$599	596

MASTR Asset-Backed Securities Trust
0.136% due 01/25/2037 •		184	71

Morgan Stanley ABS Capital, Inc. Trust
0.851% due 01/25/2035 •		185	183

Morgan Stanley Mortgage Loan Trust
5.988% due 11/25/2036 ^þ		1,122	397

RAAC Trust
0.786% due 02/25/2046 •		5,078	5,031

Residential Asset Securities Corp. Trust
1.046% due 08/25/2035 •		318	318

Securitized Asset-Backed Receivables LLC Trust
0.146% due 12/25/2036 ^•		258	85

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		60	60

			18,657

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	69

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.5%

Aviation Capital Group LLC
2.875% due 01/20/2022	$500	$502
3.875% due 05/01/2023	200	209

DAE Funding LLC
1.625% due 02/15/2024	1,600	1,592

Ford Motor Credit Co. LLC
1.198% (US0003M + 1.080%) due 08/03/2022 ~	400	399

General Motors Financial Co., Inc.
1.135% (US0003M + 0.990%) due 01/05/2023 ~	100	101

Nissan Motor Acceptance Co. LLC
1.019% (US0003M + 0.890%) due 01/13/2022 ~	5,700	5,710
2.650% due 07/13/2022	100	101

Rio Oil Finance Trust
9.250% due 07/06/2024	185	203

		8,817

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%

Banc of America Mortgage Trust
2.447% due 07/25/2034 ~	46	48

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~	283	286

CitiMortgage Alternative Loan Trust
0.736% due 10/25/2036 •	971	803

Countrywide Alternative Loan Trust
0.436% due 05/25/2036 ^•	1,356	669
0.646% due 12/25/2035 •	44	44
2.587% due 10/25/2035 ^~	16	14

Countrywide Home Loan Mortgage Pass-Through Trust
0.626% due 04/25/2046 •	394	141
2.999% due 02/20/2036 ^~	43	36

Credit Suisse Mortgage Capital Trust
2.961% due 10/27/2059 ~	1,204	1,214
2.986% due 12/26/2059 ~	871	876

GSMPS Mortgage Loan Trust
0.436% due 01/25/2036 •	195	165

HarborView Mortgage Loan Trust
2.092% due 10/19/2035 •	285	202

IndyMac Mortgage Loan Trust
0.726% due 07/25/2045 •	229	205

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		$3,150	$3,164

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~		388	399

Mortgage Equity Conversion Asset Trust
0.580% due 05/25/2042 •		1,037	1,000

New York Mortgage Trust
0.626% due 04/25/2035 •		2,461	2,533

Structured Asset Mortgage Investments Trust
0.487% due 04/19/2035 •		605	592

Structured Asset Securities Corp. Mortgage Loan Trust
6.000% due 10/25/2036		162	166

WaMu Mortgage Pass-Through Certificates Trust
0.456% due 05/25/2034 •		217	194
2.819% due 03/25/2037 ~		78	77

			12,828

U.S. GOVERNMENT AGENCIES 0.0%

Fannie Mae
1.298% due 06/01/2043 •		69	71
1.299% due 07/01/2044 •		19	20
1.663% due 09/01/2035 •		46	47
1.772% due 11/01/2035 •		13	13
2.287% due 11/01/2035 •		14	14

Freddie Mac
0.366% due 09/25/2031 •		63	62
1.981% due 08/01/2035 •		1	1

			228

Total United States (Cost $43,200)			40,530

ZAMBIA 0.8%

SOVEREIGN ISSUES 0.8%

Zambia Government International Bond
12.000% due 03/22/2028	ZMW	7,800	313
13.000% due 01/25/2031		120,200	4,406

Total Zambia (Cost $3,373)			4,719

SHORT-TERM INSTRUMENTS 4.3%

REPURCHASE AGREEMENTS (h) 0.2%

			1,075

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MALAYSIA TREASURY BILLS 2.1%
1.824% due 12/24/2021 (c)(d)	MYR	50,300	$11,968

U.S. TREASURY BILLS 2.0%
0.044% due 02/17/2022 (c)(d)(k)		$11,779	11,777

ZAMBIA TREASURY BILLS 0.0%
25.000% due 08/29/2022 (d)(e)	ZMW	700	35

Total Short-Term Instruments (Cost $25,019)			24,855

Total Investments in Securities (Cost $410,231)			389,774

		SHARES
INVESTMENTS IN AFFILIATES 33.8%

SHORT-TERM INSTRUMENTS 33.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 33.8%

PIMCO Short Asset Portfolio		2,165,129	21,686

PIMCO Short-Term Floating NAV Portfolio III		17,632,417	173,891

Total Short-Term Instruments (Cost $195,553)			195,577

Total Investments in Affiliates (Cost $195,553)			195,577

Total Investments 101.3% (Cost $605,784)			$585,351

Financial Derivative Instruments (i)(j) (1.4)% (Cost or Premiums, net $(4,624))			(8,006)

Other Assets and Liabilities, net 0.1%			634

Net Assets 100.0%			$577,979

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

70	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$1,075	U.S. Treasury Notes 1.625% due 12/15/2022	$(1,097)	$1,075	$1,075

Total Repurchase Agreements						$(1,097)	$1,075	$1,075

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,075	$0	$0	$1,075	$(1,097)	$(22)

Total Borrowings and Other Financing Transactions	$1,075	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2026	1.008%	$100	$(1)	$1	$0	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.353	100	(4)	5	1	0	0

						$(5)	$6	$1	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
iTraxx Asia ex-Japan 36 5-Year Index	1.000%	Quarterly	12/20/2026	$200	$1	$1	$2	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day INR-MIBOR Compounded-OIS	4.000%	Annual	12/15/2022	INR	4,500,600	$(64)	$(61)	$(125)	$0	$(22)
Receive	1-Year BRL-CDI	4.000	Maturity	01/03/2022	BRL	166,400	(86)	(182)	(268)	0	0
Pay	1-Year BRL-CDI	7.420	Maturity	01/03/2022		166,200	2,916	(510)	2,406	0	0
Receive	1-Year BRL-CDI	5.150	Maturity	01/02/2023		235,300	(1,636)	2,152	516	33	0
Pay	1-Year BRL-CDI	5.250	Maturity	01/02/2023		109,900	(2)	(209)	(211)	0	(15)
Pay	1-Year BRL-CDI	5.440	Maturity	01/02/2023		65,200	(115)	90	(25)	0	(9)
Pay	1-Year BRL-CDI	5.863	Maturity	01/02/2023		156,000	22	(727)	(705)	0	(23)
Pay	1-Year BRL-CDI	6.675	Maturity	01/02/2023		36,400	300	(85)	215	0	(5)
Receive	1-Year BRL-CDI	7.195	Maturity	01/02/2023		62,300	0	174	174	9	0
Receive	1-Year BRL-CDI	7.260	Maturity	01/02/2023		79,500	0	208	208	11	0
Receive	1-Year BRL-CDI	4.720	Maturity	01/02/2024		8,500	77	39	116	3	0
Pay	1-Year BRL-CDI	7.310	Maturity	01/02/2024		20,500	0	(143)	(143)	0	(6)
Pay	1-Year BRL-CDI	7.775	Maturity	01/02/2024		27,100	0	(150)	(150)	0	(8)
Pay	1-Year BRL-CDI	9.880	Maturity	01/02/2024		13,700	12	(8)	4	0	(4)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	71

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	6.140%	Maturity	01/04/2027	BRL	75,900	$(281)	$(1,233)	$(1,514)	$0	$(47)
Receive	1-Year BRL-CDI	6.250	Maturity	01/04/2027		24,100	0	454	454	15	0
Receive	1-Year BRL-CDI	6.450	Maturity	01/04/2027		46,100	0	801	801	28	0
Receive	1-Year BRL-CDI	6.520	Maturity	01/04/2027		28,200	(123)	571	448	17	0
Receive	1-Year BRL-CDI	6.535	Maturity	01/04/2027		36,300	0	605	605	22	0
Receive	1-Year BRL-CDI	6.950	Maturity	01/04/2027		30,700	(275)	641	366	18	0
Pay	1-Year BRL-CDI	7.300	Maturity	01/04/2027		58,900	0	(810)	(810)	0	(36)
Receive	1-Year BRL-CDI	8.325	Maturity	01/04/2027		8,500	0	95	95	5	0
Pay	1-Year BRL-CDI	8.355	Maturity	01/04/2027		8,200	0	(91)	(91)	0	(5)
Pay	1-Year BRL-CDI	8.450	Maturity	01/04/2027		19,200	5	(207)	(202)	0	(11)
Receive	1-Year BRL-CDI	8.640	Maturity	01/04/2027		15,900	(214)	178	(36)	9	0
Pay	1-Year BRL-CDI	8.910	Maturity	01/04/2027		8,600	114	(74)	40	0	(5)
Receive	1-Year BRL-CDI	9.600	Maturity	01/04/2027		2,700	0	(34)	(34)	1	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/04/2027		700	34	(17)	17	0	0
Receive	3-Month COP-IBR Compounded-OIS	4.340	Quarterly	10/23/2021	COP	44,400,000	0	(78)	(78)	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	2.380	Quarterly	05/04/2022		100,000,000	0	(93)	(93)	0	(5)
Pay	3-Month COP-IBR Compounded-OIS	2.390	Quarterly	05/04/2022		297,200,000	23	(294)	(271)	0	(13)
Receive	3-Month COP-IBR Compounded-OIS	4.390	Quarterly	05/04/2022		54,957,300	0	(167)	(167)	2	0
Pay	3-Month COP-IBR Compounded-OIS	2.148	Quarterly	09/25/2022		208,891,600	(824)	(65)	(889)	6	0
Receive	3-Month COP-IBR Compounded-OIS	4.290	Quarterly	10/10/2022		16,725,500	0	(45)	(45)	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	2.000	Quarterly	02/02/2023		161,894,300	12	1,201	1,213	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	2.450	Quarterly	02/25/2023		63,400,000	0	(406)	(406)	1	0
Receive	3-Month COP-IBR Compounded-OIS	3.145	Quarterly	05/11/2023		40,953,210	0	198	198	0	(3)
Receive	3-Month COP-IBR Compounded-OIS	2.630	Quarterly	07/24/2024		33,752,000	0	580	580	0	(8)
Receive	3-Month COP-IBR Compounded-OIS	2.650	Quarterly	07/24/2024		43,761,000	0	746	746	0	(10)
Pay	3-Month COP-IBR Compounded-OIS	2.740	Quarterly	07/24/2024		79,227,300	0	(1,297)	(1,297)	19	0
Receive	3-Month COP-IBR Compounded-OIS	3.900	Quarterly	07/24/2024		53,858,600	281	132	413	0	(13)
Pay	3-Month COP-IBR Compounded-OIS	4.495	Quarterly	10/10/2024		10,487,900	0	(40)	(40)	3	0
Receive	3-Month COP-IBR Compounded-OIS	2.995	Quarterly	11/24/2025		25,719,000	0	650	650	0	(5)
Pay	3-Month COP-IBR Compounded-OIS	3.080	Quarterly	01/13/2026		34,964,000	0	(876)	(876)	8	0
Receive	3-Month COP-IBR Compounded-OIS	3.125	Quarterly	01/15/2026		8,185,000	0	202	202	0	(2)
Pay	3-Month COP-IBR Compounded-OIS	4.655	Quarterly	05/11/2026		18,314,458	0	(186)	(186)	7	0
Receive	3-Month COP-IBR Compounded-OIS	5.175	Quarterly	05/28/2027		33,105,900	65	224	289	0	(22)
Receive	3-Month COP-IBR Compounded-OIS	3.680	Quarterly	11/03/2027		9,474,700	220	74	294	0	(6)
Receive	3-Month COP-IBR Compounded-OIS	4.410	Quarterly	11/03/2027		57,178,000	(33)	1,216	1,183	0	(36)
Receive	3-Month COP-IBR Compounded-OIS	4.040	Quarterly	01/13/2031		1,806,700	0	81	81	0	(1)
Pay(5)	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2026	KRW	26,718,100	29	(139)	(110)	0	(17)
Receive(5)	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2031		13,744,100	50	153	203	21	0
Receive	3-Month PLN-WIBOR	0.260	Annual	03/12/2022	PLN	58,600	0	(11)	(11)	3	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	278,100	(6,146)	2,699	(3,447)	0	(18)
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		15,600	(351)	89	(262)	0	(43)
Receive	3-Month ZAR-JIBAR	6.670	Quarterly	12/13/2022	ZAR	112,300	0	(214)	(214)	0	(2)
Receive	3-Month ZAR-JIBAR	6.665	Quarterly	01/09/2023		390,300	0	(905)	(905)	0	(7)
Pay	3-Month ZAR-JIBAR	6.410	Quarterly	02/11/2023		517,100	0	1,014	1,014	6	0
Receive	3-Month ZAR-JIBAR	6.855	Quarterly	02/11/2026		154,200	0	(388)	(388)	0	(4)
Pay	3-Month ZAR-JIBAR	5.680	Quarterly	06/08/2026		41,800	7	(52)	(45)	1	0
Pay	3-Month ZAR-JIBAR	5.601	Quarterly	06/09/2026		16,400	0	(21)	(21)	0	0
Pay	3-Month ZAR-JIBAR	6.067	Quarterly	12/21/2026		37,700	23	(47)	(24)	1	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		22,100	0	77	77	0	0
Receive	3-Month ZAR-JIBAR	7.460	Quarterly	03/06/2030		44,200	0	(52)	(52)	0	0
Receive	3-Month ZAR-JIBAR	7.490	Quarterly	03/06/2030		44,100	0	(58)	(58)	0	0
Receive	6-Month CLP-CHILIBOR	0.700	Semi-Annual	11/24/2022	CLP	1,063,400	0	45	45	0	(1)
Receive	6-Month CLP-CHILIBOR	2.020	Semi-Annual	08/30/2023		925,200	0	46	46	0	0
Receive	6-Month CLP-CHILIBOR	2.585	Semi-Annual	12/04/2024		4,445,000	0	292	292	0	(3)
Receive	6-Month CLP-CHILIBOR	2.590	Semi-Annual	12/04/2024		4,510,000	0	296	296	0	(3)
Receive	6-Month CLP-CHILIBOR	2.635	Semi-Annual	12/04/2024		3,563,000	0	227	227	0	(3)
Receive	6-Month CLP-CHILIBOR	2.650	Semi-Annual	12/04/2024		3,650,000	0	230	230	0	(3)
Pay	6-Month CLP-CHILIBOR	2.780	Semi-Annual	12/09/2024		3,688,000	0	(216)	(216)	3	0
Pay	6-Month CLP-CHILIBOR	2.510	Semi-Annual	01/14/2025		10,456,600	0	(783)	(783)	9	0
Pay	6-Month CLP-CHILIBOR	2.393	Semi-Annual	02/05/2025		6,415,000	0	(534)	(534)	4	0
Pay	6-Month CLP-CHILIBOR	2.420	Semi-Annual	02/24/2025		278,000	0	(24)	(24)	0	0
Receive	6-Month CLP-CHILIBOR	1.935	Semi-Annual	03/10/2025		8,297,500	0	891	891	4	0
Receive	6-Month CLP-CHILIBOR	1.940	Semi-Annual	03/10/2025		4,148,700	0	445	445	2	0
Receive	6-Month CLP-CHILIBOR	1.640	Semi-Annual	01/12/2026		5,466,000	0	823	823	0	(1)
Pay	6-Month CLP-CHILIBOR	1.582	Semi-Annual	02/02/2026		779,000	0	(122)	(122)	0	0
Pay	6-Month CLP-CHILIBOR	2.545	Semi-Annual	02/05/2026		2,566,000	0	(277)	(277)	0	(1)
Receive	6-Month CLP-CHILIBOR	2.640	Semi-Annual	03/01/2026		9,271,000	0	1,000	1,000	11	0
Pay	6-Month CLP-CHILIBOR	2.270	Semi-Annual	03/15/2026		3,900,300	0	(503)	(503)	0	(6)
Pay	6-Month CLP-CHILIBOR	2.020	Semi-Annual	04/30/2026		11,700,000	0	(1,629)	(1,629)	0	(15)
Pay	6-Month CLP-CHILIBOR	1.950	Semi-Annual	05/05/2026		11,151,100	0	(1,603)	(1,603)	0	(12)
Receive	6-Month CLP-CHILIBOR	3.000	Semi-Annual	06/14/2026		7,364,000	0	663	663	2	0
Receive	6-Month CLP-CHILIBOR	3.530	Semi-Annual	08/06/2026		265,300	0	18	18	0	0

72	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month CLP-CHILIBOR	3.520%	Semi-Annual	06/14/2028	CLP	821,500	$0	$88	$88	$1	$0
Receive	6-Month CLP-CHILIBOR	3.920	Semi-Annual	08/06/2028		447,600	0	39	39	1	0
Receive	6-Month CLP-CHILIBOR	3.215	Semi-Annual	01/14/2030		5,726,900	0	979	979	11	0
Pay	6-Month CLP-CHILIBOR	3.120	Semi-Annual	02/05/2030		834,000	0	(152)	(152)	0	(2)
Pay	6-Month CLP-CHILIBOR	2.370	Semi-Annual	06/18/2030		8,000,000	0	(2,050)	(2,050)	0	(10)
Receive	6-Month CLP-CHILIBOR	2.480	Semi-Annual	11/24/2030		2,760,000	0	710	710	5	0
Pay	6-Month CLP-CHILIBOR	2.565	Semi-Annual	11/27/2030		690,000	0	(172)	(172)	0	(1)
Pay	6-Month CLP-CHILIBOR	2.585	Semi-Annual	11/27/2030		690,000	0	(171)	(171)	0	(1)
Pay	6-Month CLP-CHILIBOR	2.680	Semi-Annual	01/12/2031		6,275,000	2	(1,539)	(1,537)	0	(10)
Receive	6-Month CLP-CHILIBOR	3.245	Semi-Annual	03/15/2031		3,812,000	0	767	767	13	0
Receive	6-Month CLP-CHILIBOR	3.900	Semi-Annual	06/14/2031		3,776,000	0	497	497	10	0
Pay	6-Month CZK-PRIBOR	0.498	Annual	05/07/2022	CZK	347,700	(68)	(45)	(113)	0	(22)
Pay	6-Month CZK-PRIBOR	1.575	Annual	03/26/2026		15,700	(7)	(21)	(28)	0	(5)
Receive	6-Month PLN-WIBOR	0.980	Annual	06/09/2030	PLN	5,400	0	124	124	8	0
Pay	28-Day MXN-TIIE	4.530	Lunar	11/15/2022	MXN	255,500	24	(219)	(195)	8	0
Receive	28-Day MXN-TIIE	4.145	Lunar	02/13/2023		991,000	0	1,260	1,260	0	(29)
Pay(5)	28-Day MXN-TIIE	4.290	Lunar	02/16/2023		333,800	0	(336)	(336)	6	0
Pay(5)	28-Day MXN-TIIE	4.300	Lunar	02/16/2023		1,054,100	(591)	(465)	(1,056)	18	0
Pay	28-Day MXN-TIIE	4.680	Lunar	03/16/2023		381,000	2	(386)	(384)	12	0
Receive	28-Day MXN-TIIE	6.360	Lunar	03/22/2023		96,400	(111)	93	(18)	0	(3)
Receive	28-Day MXN-TIIE	5.282	Lunar	03/29/2023		288,100	0	176	176	0	(9)
Receive	28-Day MXN-TIIE	4.920	Lunar	04/10/2023		35,600	0	32	32	0	(1)
Receive	28-Day MXN-TIIE	4.965	Lunar	04/27/2023		515,000	0	471	471	0	(16)
Pay	28-Day MXN-TIIE	5.420	Lunar	05/18/2023		525,000	0	(318)	(318)	17	0
Receive	28-Day MXN-TIIE	5.285	Lunar	06/05/2023		520,000	0	398	398	0	(16)
Pay	28-Day MXN-TIIE	4.340	Lunar	02/12/2024		671,000	0	(1,602)	(1,602)	25	0
Receive	28-Day MXN-TIIE	4.540	Lunar	02/21/2024		67,900	0	150	150	0	(3)
Receive	28-Day MXN-TIIE	5.520	Lunar	03/21/2024		424,000	0	496	496	0	(17)
Pay	28-Day MXN-TIIE	5.650	Lunar	03/22/2024		214,000	0	(219)	(219)	8	0
Pay	28-Day MXN-TIIE	5.605	Lunar	03/26/2024		3,600	0	(4)	(4)	0	0
Pay	28-Day MXN-TIIE	6.580	Lunar	01/01/2025		138,300	(1)	(36)	(37)	7	0
Receive	28-Day MXN-TIIE	4.840	Lunar	02/19/2025		57,200	0	169	169	0	(3)
Receive	28-Day MXN-TIIE	4.850	Lunar	02/19/2025		77,700	0	229	229	0	(4)
Receive	28-Day MXN-TIIE	5.893	Lunar	06/05/2025		372,000	0	586	586	0	(22)
Receive	28-Day MXN-TIIE	5.120	Lunar	09/29/2025		1,019,100	3,281	(111)	3,170	0	(62)
Pay	28-Day MXN-TIIE	4.880	Lunar	11/07/2025		389,400	0	(1,421)	(1,421)	23	0
Pay	28-Day MXN-TIIE	4.720	Lunar	02/06/2026		7,300	0	(31)	(31)	0	0
Receive	28-Day MXN-TIIE	4.943	Lunar	02/12/2026		69,100	0	264	264	0	(4)
Receive	28-Day MXN-TIIE	4.950	Lunar	02/12/2026		108,100	0	411	411	0	(6)
Pay	28-Day MXN-TIIE	5.800	Lunar	04/06/2026		28,700	0	(66)	(66)	2	0
Pay	28-Day MXN-TIIE	5.930	Lunar	04/23/2026		225,000	0	(468)	(468)	12	0
Receive	28-Day MXN-TIIE	6.280	Lunar	05/14/2026		230,000	0	324	324	0	(12)
Pay	28-Day MXN-TIIE	6.290	Lunar	05/14/2026		460,000	20	(660)	(640)	24	0
Pay	28-Day MXN-TIIE	6.270	Lunar	05/22/2026		227,000	0	(331)	(331)	11	0
Pay	28-Day MXN-TIIE	6.135	Lunar	06/01/2026		225,000	0	(397)	(397)	11	0
Receive	28-Day MXN-TIIE	6.670	Lunar	06/19/2026		21,100	0	15	15	0	(1)
Receive	28-Day MXN-TIIE	6.720	Lunar	06/19/2026		20,600	0	12	12	0	(1)
Receive	28-Day MXN-TIIE	6.845	Lunar	07/02/2026		14,600	0	6	6	0	(1)
Receive	28-Day MXN-TIIE	6.398	Lunar	07/16/2026		31,600	0	41	41	0	(2)
Receive	28-Day MXN-TIIE	6.415	Lunar	07/16/2026		12,800	0	16	16	0	(1)
Receive	28-Day MXN-TIIE	6.495	Lunar	07/17/2026		10,900	0	12	12	0	(1)
Receive	28-Day MXN-TIIE	6.505	Lunar	07/17/2026		8,000	0	9	9	0	0
Pay	28-Day MXN-TIIE	6.380	Lunar	08/19/2026		82,900	(2)	(112)	(114)	4	0
Receive	28-Day MXN-TIIE	6.618	Lunar	01/18/2030		101,700	0	227	227	0	(7)
Receive	28-Day MXN-TIIE	5.575	Lunar	11/01/2030		222,500	0	1,345	1,345	0	(13)
Receive	28-Day MXN-TIIE	5.520	Lunar	01/01/2031		81,000	0	514	514	0	(5)
Pay	28-Day MXN-TIIE	5.510	Lunar	01/21/2031		82,600	0	(530)	(530)	5	0
Pay	28-Day MXN-TIIE	5.980	Lunar	02/12/2031		26,100	0	(126)	(126)	2	0
Pay	28-Day MXN-TIIE	5.990	Lunar	02/12/2031		61,900	0	(297)	(297)	4	0
Receive	28-Day MXN-TIIE	6.630	Lunar	03/31/2031		9,100	0	25	25	0	(1)
Receive	28-Day MXN-TIIE	6.950	Lunar	05/08/2031		270,000	(50)	480	430	0	(17)
Receive	28-Day MXN-TIIE	6.890	Lunar	05/16/2031		133,000	0	244	244	0	(8)
Pay	28-Day MXN-TIIE	6.678	Lunar	05/29/2031		627,600	(732)	(913)	(1,645)	37	0
Receive	28-Day MXN-TIIE	7.100	Lunar	06/13/2031		48,000	(36)	90	54	0	(3)
Receive	28-Day MXN-TIIE	7.070	Lunar	08/27/2031		56,900	0	72	72	0	(3)
Pay	CPURNSA	2.326	Maturity	02/22/2031	$	7,700	0	(453)	(453)	1	0
Pay	CPURNSA	2.307	Maturity	02/23/2031		7,700	7	(477)	(470)	0	0

							$(4,222)	$1,897	$(2,325)	$570	$(784)

Total Swap Agreements							$(4,226)	$1,904	$(2,322)	$570	$(784)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	73

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$570	$570	$0	$0	$(784)	$(784)

Cash of $4,304 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	12/2021		$828	PHP	41,458	$0	$(23)

BOA	10/2021	CNH	61,039		$9,426	0	(29)
	10/2021		$1,425	CAD	1,802	0	(3)
	10/2021		24,390	CNY	158,026	90	0
	10/2021		7,911	ILS	25,375	0	(40)
	10/2021		4,602	MXN	93,836	0	(69)
	10/2021		1,031	MYR	4,312	0	(3)
	10/2021		28,049	THB	909,809	0	(1,162)
	11/2021	IDR	14,951,210		$1,039	0	0
	11/2021		$2,510	AUD	3,417	0	(39)
	11/2021		2,502	NOK	21,480	0	(45)
	11/2021		586	PEN	2,398	0	(6)
	11/2021		4,917	PLN	18,709	0	(213)
	11/2021		9,605	RON	39,254	0	(439)
	11/2021		3,774	RUB	281,963	71	0
	11/2021		19,293	TWD	533,555	0	(71)
	12/2021	MXN	67,596		$3,276	30	0
	12/2021	MYR	4,312		1,028	3	0
	12/2021	PHP	246,523		4,894	110	0
	12/2021		$1,899	CLP	1,462,610	0	(105)
	12/2021		26,389	INR	1,961,262	0	(179)
	12/2021		38,592	KRW	45,122,199	0	(532)
	12/2021		4,164	RUB	310,612	48	0
	01/2022		24,103	CZK	518,523	0	(478)
	02/2022		5,930	PLN	22,722	0	(222)
	02/2022	ZAR	26,231		$1,766	74	(16)
	03/2022		$803	KZT	358,539	10	0

BPS	10/2021	BRL	39,100		$7,188	8	0
	10/2021	CLP	330,717		419	12	0
	10/2021	CNH	36,372		5,611	0	(24)
	10/2021	DKK	1,260		202	6	0

74	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2021	EUR	5,142		$6,029	$73	$0
	10/2021	MXN	23,028		1,134	19	0
	10/2021	MYR	4,312		1,035	7	0
	10/2021		$7,186	BRL	39,100	0	(7)
	10/2021		392	CHF	358	0	(8)
	10/2021		638	CLP	491,579	0	(33)
	10/2021		879	CNH	5,685	2	0
	10/2021		648	EUR	548	0	(13)
	11/2021	AUD	11,354		$8,350	140	0
	11/2021	MXN	106,657		5,283	143	0
	11/2021		$1,956	COP	7,472,810	0	0
	11/2021		1,664	HUF	501,611	0	(49)
	11/2021		731	RON	3,067	0	(15)
	12/2021	THB	26,060		$795	25	0
	12/2021		$583	INR	43,396	0	(3)
	12/2021		3,626	PHP	182,310	0	(88)
	12/2021		3,014	SGD	4,104	8	0
	12/2021	ZAR	32,537		$2,268	128	0
	02/2022	CLP	6,559,293		8,234	242	0
	04/2022	BRL	20,400		3,618	4	0
	06/2022		$489	MXN	10,071	0	(19)
	07/2022	BRL	20,700		$3,608	19	0
	08/2022	CNH	54,600		8,198	0	(69)
	09/2022		54,600		8,243	0	(1)
	09/2022		$8,178	CNH	54,600	66	0
	10/2022		8,225		54,600	2	0

BRC	11/2021	INR	26,320		$355	2	0
	11/2021		$3,233	HUF	957,351	0	(152)
	11/2021		1,566	RUB	116,905	28	0
	12/2021	MYR	2,369		$562	0	(2)

BSH	10/2021	BRL	163,300		28,325	0	(1,662)
	10/2021		95,400		17,539	20	0
	10/2021		$49,064	BRL	258,700	0	(1,559)
	01/2022		38,000		6,605	0	(261)
	07/2022	BRL	146,300		$26,307	937	0
	10/2022		131,900		23,010	632	0

CBK	10/2021		12,982		2,500	116	0
	10/2021	CNH	53,205		8,234	0	(8)
	10/2021	GBP	564		776	16	0
	10/2021	MXN	260,268		12,882	275	0
	10/2021	PEN	33,666		8,622	483	0
	10/2021	THB	909,809		27,082	194	0
	10/2021		$2,387	BRL	12,982	0	(3)
	10/2021		23,755	CLP	18,265,049	0	(1,261)
	10/2021		634	EUR	534	0	(15)
	10/2021		35,456	PEN	132,375	0	(3,445)
	10/2021		1,909	THB	63,860	0	(22)
	10/2021		2,745	TRY	23,149	0	(151)
	10/2021		1,992	UYU	85,630	8	(4)
	10/2021	UYU	64,627		$1,505	0	(2)
	11/2021	AUD	3,678		2,672	13	0
	11/2021	EUR	35		41	0	0
	11/2021	MXN	1,727		85	2	0
	11/2021		$2,500	BRL	13,489	0	(34)
	11/2021		8,320	HUF	2,440,911	0	(465)
	11/2021		507	PLN	1,949	0	(17)
	11/2021		4,653	RUB	343,845	36	0
	11/2021		2,885	SEK	25,380	15	0
	12/2021	CNH	20,316		$3,128	0	(6)
	12/2021	KRW	1,095,983		927	3	0
	12/2021	PHP	20,098		416	26	0
	12/2021	THB	265,110		7,834	20	(18)
	12/2021		$1,890	CLP	1,456,245	0	(104)
	12/2021		1,907	KRW	2,261,506	2	(1)
	12/2021		966	PEN	3,551	0	(109)
	12/2021		2,851	RUB	211,649	20	0
	12/2021		30,053	THB	1,010,340	0	(205)
	12/2021		1,686	UYU	72,671	0	(6)
	12/2021	ZAR	39,495		$2,726	129	0
	01/2022	ILS	159,449		49,977	682	(231)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	75

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2022		$610	PEN	2,216	$0	$(76)
	02/2022	PEN	131,169		$34,245	2,722	0
	02/2022		$4,562	PLN	17,445	0	(179)
	02/2022		8,208	ZAR	120,414	0	(366)
	02/2022	ZAR	18,223		$1,147	1	(40)
	03/2022	KZT	175,669		395	0	(4)
	03/2022	PEN	3,372		819	10	0
	03/2022		$3,070	PEN	12,686	0	(29)
	05/2022	PEN	174,778		$44,461	2,769	0
	05/2022		$1,017	PEN	4,201	0	(17)

FBF	11/2021		1,439	RUB	107,518	27	0

GLM	10/2021	BRL	166,646		$30,585	126	(142)
	10/2021	CNH	18,433		2,843	0	(12)
	10/2021	DOP	301,032		5,219	0	(93)
	10/2021	JPY	276,900		2,487	0	(1)
	10/2021	PEN	112,281		27,131	0	(21)
	10/2021	TRY	42,811		4,811	14	0
	10/2021		$31,495	BRL	166,646	0	(894)
	10/2021		374	DOP	21,318	2	0
	10/2021		1,447	EUR	1,236	0	(16)
	10/2021		17,880	MYR	74,499	0	(109)
	10/2021		6,448	RUB	480,830	141	0
	10/2021		22,493	TRY	189,804	0	(1,224)
	11/2021	BRL	13,679		$2,500	0	0
	11/2021	HUF	209,085		704	31	0
	11/2021	NZD	7,086		4,975	85	0
	11/2021	PEN	412		105	5	0
	11/2021	RON	1,247		297	6	0
	11/2021		$4,302	AUD	5,929	0	(15)
	11/2021		3,667	BRL	19,520	0	(99)
	11/2021		2,509	NOK	21,745	0	(22)
	11/2021		2,500	NZD	3,549	0	(51)
	11/2021		50,418	PEN	188,981	0	(4,755)
	11/2021		726	RON	3,073	0	(8)
	11/2021		1,648	RUB	122,874	28	0
	11/2021		10,257	TWD	282,934	0	(64)
	11/2021		240	UYU	10,548	4	0
	12/2021	BRL	3,467		$668	39	0
	12/2021	CNH	20,394		3,136	0	(9)
	12/2021	MYR	4,684		1,122	8	0
	12/2021	SGD	2,802		2,107	43	0
	12/2021		$6,240	IDR	89,825,167	0	(18)
	12/2021		6,793	RUB	505,413	61	0
	12/2021		4,014	ZAR	59,266	1	(118)
	12/2021	ZAR	30,395		$2,102	103	0
	01/2022	ILS	16,780		5,182	0	(30)
	01/2022	PEN	8,080		1,961	17	0
	01/2022		$506	DOP	29,044	2	0
	01/2022		26,997	PEN	112,281	25	0
	02/2022		2,840	BRL	15,705	0	(30)
	02/2022	ZAR	65,024		$4,159	0	(74)
	04/2022	CZK	713,985		32,527	151	0
	04/2022		$678	UAH	20,107	39	0
	10/2022	BRL	19,520		$3,411	99	0

HUS	10/2021	EUR	9,477		11,135	157	0
	10/2021		$5,729	CNH	37,038	8	0
	10/2021		556	EUR	474	0	(7)
	10/2021		42,331	MXN	891,183	836	0
	10/2021		1,050	RUB	79,132	35	0
	11/2021	BRL	18,932		$3,500	39	0
	11/2021	CNH	78,329		11,910	0	(194)
	11/2021	COP	116,579,212		30,226	0	(293)
	11/2021	NZD	3,500		2,432	16	0
	11/2021	PEN	6,832		1,676	25	0
	11/2021		$2,490	NZD	3,609	0	0
	11/2021		276	RUB	20,578	5	0
	11/2021		455	UYU	20,016	9	0
	12/2021	KRW	36,690		$31	0	0
	12/2021	PEN	18,000		4,853	508	0
	12/2021	PHP	13,051		270	17	0

76	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2021	SGD	1,992		$1,502	$36	$0
	12/2021		$1,834	IDR	26,401,627	0	(6)
	12/2021		1,477	MXN	30,476	0	(13)
	12/2021	ZAR	39,818		$2,751	132	0
	01/2022		$16,696	ILS	54,232	148	0

IND	10/2021	MYR	74,499		$17,782	11	0
	10/2021		$1,403	CLP	1,079,608	0	(73)
	12/2021	SGD	1,290		$975	25	0
	12/2021		$17,742	MYR	74,499	0	(18)
	12/2021		258	PHP	13,221	0	(1)
	02/2022		2,632	ZAR	41,117	44	0
	02/2022	ZAR	11,106		$725	2	0
	06/2022	TWD	39,303		1,477	43	0
	06/2024		$1,477	TWD	38,002	0	(43)

JPM	10/2021	BRL	179,220		$31,737	0	(1,173)
	10/2021	MXN	67,596		3,364	97	0
	10/2021	THB	63,860		1,952	65	0
	10/2021		$33,008	BRL	179,220	149	(247)
	10/2021		37,186	CZK	795,455	0	(837)
	10/2021		2,003	ILS	6,415	0	(13)
	10/2021		273	UYU	11,716	0	0
	10/2021	UYU	11,716		$269	0	(4)
	11/2021	AUD	459		335	3	0
	11/2021	NOK	21,645		2,516	41	0
	11/2021	SEK	47,370		5,415	3	0
	11/2021	UAH	15,691		577	0	(6)
	11/2021		$2,500	BRL	13,600	0	(15)
	11/2021		5,453	IDR	78,350,162	0	(7)
	11/2021		2,506	JPY	280,600	16	0
	11/2021		631	UYU	27,606	9	0
	12/2021	SGD	1,180		$872	3	0
	12/2021		$191	CNY	1,236	0	0
	12/2021		13,035	PHP	629,701	0	(815)
	12/2021		24,498	SGD	32,435	0	(614)
	01/2022	BRL	26,200		$4,583	0	(151)
	02/2022	ZAR	1,445		95	0	0
	03/2022	KZT	264,798		594	0	(6)
	03/2022	UAH	6,431		230	0	(2)
	04/2022	BRL	20,900		3,699	0	(3)
	04/2022	UAH	35,038		1,127	0	(123)
	07/2022	BRL	15,300		2,784	131	0
	08/2022	ILS	25,500		7,917	11	(40)
	08/2022	ZMW	4,768		195	0	(47)
	10/2022	BRL	10,900		1,881	32	0

MYI	10/2021		35,400		6,410	50	(141)
	10/2021	CLP	22,161		28	1	0
	10/2021	RUB	80,282		1,097	0	(3)
	10/2021		$6,508	BRL	35,400	0	(8)
	10/2021		21,278	CNY	137,799	69	0
	10/2021		210	DKK	1,337	0	(2)
	10/2021		2,178	RUB	160,172	17	0
	10/2021		208	TRY	2,084	23	0
	11/2021	UAH	16,889		$620	0	(8)
	11/2021		$1,658	BRL	8,800	0	(50)
	11/2021		4,069	HUF	1,204,285	0	(194)
	11/2021		3,610	IDR	51,794,026	0	(10)
	11/2021		9,275	PLN	35,258	0	(411)
	11/2021		5,381	TWD	148,145	0	(44)
	12/2021	MYR	3,229		$766	0	(2)
	12/2021		$668	BRL	3,466	0	(39)
	12/2021		1,941	MYR	8,067	0	(22)
	12/2021		711	ZAR	10,299	0	(33)
	12/2021	ZAR	72,439		$4,938	175	0
	03/2022	UAH	12,935		460	0	(8)
	04/2022	DKK	1,332		210	2	0
	06/2022	MXN	35,545		1,728	70	0
	08/2022		$2,562	ZAR	41,062	45	0
	11/2022	ILS	47,300		$14,718	0	(54)

NGF	08/2022		$6,611	CNH	43,936	41	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	77

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RBC	10/2021		$697	CLP	549,920	$0	$(20)
	12/2021		1,034	INR	77,477	1	0

RYL	10/2021	CLP	4,224,176		$5,343	141	0
	11/2021	SEK	22,010		2,491	0	(24)
	11/2021		$2,494	SEK	21,735	0	(10)
	12/2021		1,509	SGD	2,052	2	0
	02/2022	ZAR	10,629		$690	1	(4)

SCX	10/2021	EUR	12,610		14,895	288	0
	10/2021		$2,509	JPY	275,600	0	(33)
	10/2021		5,367	RUB	403,908	167	0
	11/2021	EUR	24,180		$28,039	14	0
	11/2021	NOK	21,705		2,512	30	0
	11/2021	NZD	2,000		1,422	42	0
	12/2021	CNH	24,082		3,704	0	(11)
	12/2021	KZT	619,238		1,425	0	(6)
	12/2021		$26,507	CNY	172,520	96	0
	12/2021		3,794	IDR	54,499,013	0	(19)
	12/2021		19,714	INR	1,461,789	0	(180)
	12/2021		18,101	KRW	21,086,184	0	(315)
	12/2021		261	PHP	13,311	0	(3)
	12/2021		21,952	SGD	29,060	0	(553)
	12/2021	ZAR	37,068		$2,589	151	0
	02/2022		22,036		1,502	67	0
	08/2022		$1,589	CNH	10,664	25	0

SOG	11/2021	HUF	188,007		$641	36	0
	11/2021		$4,381	HUF	1,285,636	0	(244)
	12/2021	PHP	20,553		$425	26	0
	12/2021		$259	PHP	13,215	0	(3)
	12/2021		1,514	SGD	2,056	0	0

SSB	10/2021	BRL	119,064		$22,297	434	0
	11/2021	AUD	461		339	5	0
	11/2021		$22,193	BRL	119,064	0	(429)
	12/2021	MYR	3,798		$909	5	0

TOR	10/2021	CAD	13,291		10,517	24	0
	10/2021	MXN	607,886		30,123	678	0
	10/2021		$9,069	CAD	11,489	2	0
	11/2021	CAD	11,489		$9,068	0	(2)
	12/2021	CNH	21,853		3,371	1	0
	12/2021	SGD	969		730	17	0
	12/2021		$1,899	IDR	27,310,767	0	(8)
	12/2021		9,281	MXN	187,091	0	(296)
	12/2021		2,478	ZAR	37,960	18	0
	01/2022		29,673	MXN	607,886	0	(677)
	02/2022	ZAR	2,298		$150	0	0

UAG	10/2021	TRY	2,084		211	0	(20)
	10/2021		$2,500	CLP	1,981,893	0	(59)
	10/2021		684	MXN	13,914	0	(13)
	10/2021		3,178	RUB	239,483	104	0
	11/2021	AUD	6,888		$5,001	20	0
	11/2021	NZD	2,597		1,809	16	0
	11/2021		$2,996	AUD	4,101	0	(30)
	11/2021		2,500	BRL	13,663	0	(3)
	11/2021		2,034	RUB	152,258	43	0
	12/2021	KRW	818,180		$689	0	(1)
	12/2021	SGD	2,645		1,947	4	(5)
	12/2021	TRY	7,639		825	0	(1)
	12/2021		$1,194	SGD	1,608	0	(10)
	12/2021	ZAR	49,556		$3,420	160	0
	02/2022		4,538		301	5	0
	06/2022		$1,239	MXN	25,487	0	(50)

Total Forward Foreign Currency Contracts						$17,330	$(31,071)

78	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

PURCHASED OPTIONS:

BARRIER OPTIONS ON FOREIGN CURRENCY

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
JPM	Put - USD versus CNY D&O @ 6.250	USDCNY 6.000	02/18/2022	13,974	$15	$4

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC USD versus INR	INR	74.100	11/17/2021	4,033	$33	$46
	Put - OTC USD versus INR		74.100	11/17/2021	4,033	31	15

CBK	Call - OTC USD versus CNH	CNH	6.670	03/31/2022	5,896	43	40

GLM	Put - OTC USD versus BRL	BRL	5.000	12/10/2021	4,451	112	10
	Call - OTC USD versus BRL		5.800	02/15/2022	6,601	332	182

MYI	Put - OTC EUR versus USD	$	1.150	12/20/2021	24,772	109	176
	Put - OTC EUR versus USD		1.120	03/30/2022	14,835	61	67
	Call - OTC USD versus BRL	BRL	5.550	12/17/2021	2,962	74	83
	Put - OTC USD versus MXN	MXN	19.700	06/10/2022	11,521	248	77
	Call - OTC USD versus ZAR	ZAR	17.000	08/22/2022	5,965	249	208

						$1,292	$904

Total Purchased Options						$1,307	$908

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus INR	INR	81.000	04/27/2022	662	$(11)	$(3)

CBK	Call - OTC USD versus CNH	CNH	6.950	03/31/2022	11,792	(30)	(25)

GLM	Put - OTC USD versus BRL	BRL	4.825	12/10/2021	4,451	(60)	(3)
	Put - OTC USD versus BRL		5.000	02/15/2022	6,601	(169)	(38)
	Call - OTC USD versus BRL		6.300	02/15/2022	6,601	(192)	(71)

MYI	Put - OTC USD versus BRL		5.150	12/17/2021	2,962	(36)	(19)
	Call - OTC USD versus BRL		5.800	12/17/2021	2,962	(39)	(42)
	Put - OTC USD versus MXN	MXN	19.100	06/10/2022	11,521	(138)	(35)
	Put - OTC USD versus ZAR	ZAR	13.800	08/22/2022	5,965	(62)	(74)

UAG	Call - OTC USD versus INR	INR	81.000	05/02/2022	635	(10)	(3)
	Call - OTC USD versus TRY	TRY	12.000	10/27/2021	1,500	(67)	0

Total Written Options						$(814)	$(313)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BRC	Eskom Holdings SOC Ltd.	1.000%	Quarterly	12/20/2021	2.414%	$	1,500	$(33)	$29	$0	$(4)

CBK	Fibra Uno Trust «	1.000	Quarterly	06/20/2022	2.178		300	(2)	(1)	0	(3)

FBF	Egypt Government International Bond	1.000	Quarterly	12/20/2021	2.118		8,500	(725)	706	0	(19)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.277		600	(3)	7	4	0

JPM	Nigeria Government International Bond	1.000	Quarterly	06/20/2022	1.586		1,200	(8)	3	0	(5)
	Nigeria Government International Bond	1.000	Quarterly	06/20/2023	2.431		800	(19)	0	0	(19)

MYC	Eskom Holdings SOC Ltd.	1.000	Quarterly	06/20/2022	2.424		400	(8)	4	0	(4)

UAG	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.277		7,900	(34)	78	44	0

								$(832)	$826	$48	$(54)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Montenegro Equity Market Index «	1.000%	Quarterly	06/20/2023	EUR	200	$(15)	$3	$0	$(12)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	79

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Floating rate equal to 6-Month USD-LIBOR plus 0.330% based on the notional amount of currency received	Floating rate equal to 6-Month ARS-LIBOR based on the notional amount of currency delivered	Maturity	05/28/2024	$7,800	ARS 351,546	$7	$5,953	$5,960	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	3-Month COP-IBR Compounded-OIS	4.150%	Quarterly	05/04/2022	COP	298,031,500	$32	$(798)	$0	$(766)

GLM	Pay	1-Year BRL-CDI	7.715	Maturity	01/04/2027	BRL	21,000	0	(112)	0	(112)
	Pay	3-Month COP-IBR Compounded-OIS	5.170	Quarterly	01/25/2023	COP	1,597,400	0	8	8	0
	Pay	6-Month CLP-CHILIBOR	3.265	Semi-Annual	06/14/2029	CLP	473,800	0	(71)	0	(71)

MYC	Receive	6-Month THB-THBFIX(7)	1.000	Semi-Annual	12/15/2026	THB	39,600	(4)	13	9	0
	Pay	6-Month THB-THBFIX(7)	1.500	Semi-Annual	12/15/2031		20,500	0	(13)	0	(13)

NGF	Receive	6-Month THB-THBFIX(7)	1.000	Semi-Annual	12/15/2026		738,100	31	127	158	0
	Pay	6-Month THB-THBFIX(7)	1.500	Semi-Annual	12/15/2031		376,700	(110)	(123)	0	(233)

								$(51)	$(969)	$175	$(1,195)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	USD versus MXN 1-Year ATM Realized Volatility	14.400%	Maturity	11/24/2021	$11	$0	$42	$42	$0

CBK	Pay	USD versus MXN 1-Year ATM Realized Volatility	15.100	Maturity	11/05/2021	10	0	46	46	0
	Pay	USD versus TWD 1-Year ATM Realized Volatility	5.400	Maturity	05/03/2022	10	0	13	13	0
	Pay	USD versus ZAR 1-Year ATM Realized Volatility	16.600	Maturity	11/05/2021	10	0	28	28	0

DUB	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.425	Maturity	11/05/2021	20	0	52	52	0

GLM	Pay	USD versus BRL 1-Year ATM Realized Volatility	18.300	Maturity	11/05/2021	10	0	7	7	0
	Pay	USD versus BRL 1-Year ATM Realized Volatility	18.825	Maturity	11/23/2021	11	0	16	16	0
	Pay	USD versus CAD 1-Year ATM Realized Volatility	7.000	Maturity	01/21/2022	25	0	(14)	0	(14)
	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.275	Maturity	01/12/2022	8	0	18	18	0

JPM	Receive	EUR versus USD 1-Year ATM Realized Volatility	6.550	Maturity	05/03/2022	8	0	(11)	0	(11)
	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.350	Maturity	11/24/2021	22	0	57	57	0
	Pay	USD versus INR 1-Year ATM Realized Volatility	6.850	Maturity	10/22/2021	10	0	28	28	0
	Receive	USD versus JPY 1-Year ATM Realized Volatility	6.040	Maturity	01/25/2022	12	0	(4)	0	(4)
	Pay	USD versus RUB 1-Year ATM Realized Volatility	15.700	Maturity	11/03/2021	10	0	59	59	0
	Pay	USD versus TWD 1-Year ATM Realized Volatility	5.300	Maturity	04/22/2022	10	0	12	12	0

MYI	Pay	USD versus RUB 1-Year ATM Realized Volatility	15.500	Maturity	11/23/2021	11	0	66	66	0
	Pay	USD versus ZAR 1-Year ATM Realized Volatility	16.000	Maturity	11/24/2021	11	0	24	24	0

UAG	Receive	EUR versus USD 1-Year ATM Realized Volatility	5.600	Maturity	01/24/2022	10	0	(7)	0	(7)

							$0	$432	$468	$(36)

Total Swap Agreements							$(891)	$6,245	$6,651	$(1,297)

80	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$0	$0	$0	$0	$(23)	$0	$0	$(23)	$(23)	$0	$(23)
BOA	436	0	42	478	(3,651)	(3)	(12)	(3,666)	(3,188)	3,610	422
BPS	904	0	0	904	(329)	0	0	(329)	575	(310)	265
BRC	30	61	0	91	(154)	0	(4)	(158)	(67)	0	(67)
BSH	1,589	0	0	1,589	(3,482)	0	0	(3,482)	(1,893)	1,946	53
CBK	7,542	40	87	7,669	(6,818)	(25)	(769)	(7,612)	57	0	57
DUB	0	0	52	52	0	0	0	0	52	(10)	42
FBF	27	0	4	31	0	0	(19)	(19)	12	0	12
GLM	1,030	192	6,009	7,231	(7,805)	(112)	(197)	(8,114)	(883)	922	39
HUS	1,971	0	0	1,971	(513)	0	0	(513)	1,458	(1,940)	(482)
IND	125	0	0	125	(135)	0	0	(135)	(10)	0	(10)
JPM	560	4	156	720	(4,103)	0	(39)	(4,142)	(3,422)	3,661	239
MYC	0	0	9	9	0	0	(17)	(17)	(8)	0	(8)
MYI	452	611	90	1,153	(1,029)	(170)	0	(1,199)	(46)	387	341
NGF	41	0	158	199	0	0	(233)	(233)	(34)	0	(34)
RBC	1	0	0	1	(20)	0	0	(20)	(19)	0	(19)
RYL	144	0	0	144	(38)	0	0	(38)	106	0	106
SCX	880	0	0	880	(1,120)	0	0	(1,120)	(240)	252	12
SOG	62	0	0	62	(247)	0	0	(247)	(185)	0	(185)
SSB	444	0	0	444	(429)	0	0	(429)	15	(39)	(24)
TOR	740	0	0	740	(983)	0	0	(983)	(243)	0	(243)
UAG	352	0	44	396	(192)	(3)	(7)	(202)	194	(290)	(96)

Total Over the Counter	$17,330	$908	$6,651	$24,889	$(31,071)	$(313)	$(1,297)	$(32,681)

(k)

Securities with an aggregate market value of $10,778 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	81

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$570	$570

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,330	$0	$17,330
Purchased Options	0	0	0	908	0	908
Swap Agreements	0	48	0	6,428	175	6,651

	$0	$48	$0	$24,666	$175	$24,889

	$0	$48	$0	$24,666	$745	$25,459

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$784	$784

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$31,071	$0	$31,071
Written Options	0	0	0	313	0	313
Swap Agreements	0	66	0	36	1,195	1,297

	$0	$66	$0	$31,420	$1,195	$32,681

	$0	$66	$0	$31,420	$1,979	$33,465

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$(3,223)	$(3,222)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,177)	$0	$(1,177)
Purchased Options	0	0	0	(622)	0	(622)
Written Options	0	19	0	854	0	873
Swap Agreements	0	744	0	(149)	(948)	(353)

	$0	$763	$0	$(1,094)	$(948)	$(1,279)

	$0	$764	$0	$(1,094)	$(4,171)	$(4,501)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$2,677	$2,678

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,847)	$0	$(3,847)
Purchased Options	0	0	0	(318)	0	(318)
Written Options	0	(15)	0	229	0	214
Swap Agreements	0	(578)	0	1,388	924	1734

	$0	$(593)	$0	$(2,548)	$924	$(2,217)

	$0	$(592)	$0	$(2,548)	$3,601	$461

82	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$6,300	$0	$6,300
Australia
Non-Agency Mortgage-Backed Securities	0	457	0	457
Brazil
Corporate Bonds & Notes	0	1,237	2,806	4,043
Sovereign Issues	0	77,732	0	77,732
Cayman Islands
Asset-Backed Securities	0	5,549	0	5,549
Corporate Bonds & Notes	0	3,630	0	3,630
China
Corporate Bonds & Notes	0	1,863	0	1,863
Sovereign Issues	0	22,408	0	22,408
Colombia
Corporate Bonds & Notes	0	5,357	0	5,357
Sovereign Issues	0	23,259	0	23,259
Dominican Republic
Sovereign Issues	0	3,377	0	3,377
Egypt
Sovereign Issues	0	6,396	0	6,396
Ghana
Sovereign Issues	0	2,133	0	2,133
India
Corporate Bonds & Notes	0	4,532	0	4,532
Indonesia
Sovereign Issues	0	2,028	0	2,028
Ireland
Asset-Backed Securities	0	1,675	0	1,675
Israel
Corporate Bonds & Notes	0	1,522	0	1,522
Sovereign Issues	0	57,139	0	57,139
Ivory Coast
Loan Participations and Assignments	0	0	2,223	2,223
Kazakhstan
Corporate Bonds & Notes	0	7,270	0	7,270
Luxembourg
Corporate Bonds & Notes	0	1,974	0	1,974
Malaysia
Corporate Bonds & Notes	0	2,934	0	2,934
Mauritius
Corporate Bonds & Notes	0	3,528	0	3,528
Mexico
Corporate Bonds & Notes	0	3,954	0	3,954
Sovereign Issues	0	425	0	425
Mongolia
Sovereign Issues	0	876	0	876
Netherlands
Corporate Bonds & Notes	0	3,649	0	3,649
Loan Participations and Assignments	0	380	0	380
Nigeria
Loan Participations and Assignments	0	3,119	0	3,119
Sovereign Issues	0	1,231	0	1,231
Peru
Corporate Bonds & Notes	0	3,373	0	3,373
Sovereign Issues	0	7,471	0	7,471
Poland
Corporate Bonds & Notes	0	116	0	116
Russia
Sovereign Issues	0	855	0	855

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Saudi Arabia
Sovereign Issues	$0	$3,505	$0	$3,505
Singapore
Corporate Bonds & Notes	0	2,676	0	2,676
South Africa
Corporate Bonds & Notes	0	3,107	0	3,107
Loan Participations and Assignments	0	0	2,569	2,569
Sovereign Issues	0	21,198	0	21,198
Turkey
Loan Participations and Assignments	0	0	2,889	2,889
Uganda
Sovereign Issues	0	665	0	665
Ukraine
Sovereign Issues	0	9,787	0	9,787
United Kingdom
Non-Agency Mortgage-Backed Securities	0	496	0	496
United States
Asset-Backed Securities	0	10,549	8,108	18,657
Corporate Bonds & Notes	0	8,817	0	8,817
Non-Agency Mortgage-Backed Securities	0	12,828	0	12,828
U.S. Government Agencies	0	228	0	228
Zambia
Sovereign Issues	0	4,719	0	4,719
Short-Term Instruments
Repurchase Agreements	0	1,075	0	1,075
Malaysia Treasury Bills	0	11,968	0	11,968
U.S. Treasury Bills	0	11,777	0	11,777
Zambia Treasury Bills	0	35	0	35

	$0	$371,179	$18,595	$389,774

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$195,577	$0	$0	$195,577

Total Investments	$195,577	$371,179	$18,595	$585,351

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	570	0	570
Over the counter	0	24,889	0	24,889

	$0	$25,459	$0	$25,459

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(784)	0	(784)
Over the counter	0	(32,666)	(15)	(32,681)

	$0	$(33,450)	$(15)	$(33,465)

Total Financial Derivative Instruments	$0	$(7,991)	$(15)	$(8,006)

Totals	$195,577	$363,188	$18,580	$577,345

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	83

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)	September 30, 2021	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021(2)
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$662	$1,883	$0	$(17)	$0	$278	$0	$0	$2,806	$278
Ivory Coast
Loan Participations and Assignments	2,217	0	0	0	0	6	0	0	2,223	6
Nigeria
Loan Participations and Assignments	3,109	0	0	7	0	3	0	(3,119)	0	0
South Africa
Loan Participations and Assignments	7,978	489	(6,013)	48	0	67	0	0	2,569	102
Turkey
Loan Participations and Assignments	0	2,930	0	0	0	(41)	0	0	2,889	(41)
United States
Asset-Backed Securities	8,635	0	0	0	0	(527)	0	0	8,108	(527)

	$22,601	$5,302	$(6,013)	$38	$0	$(214)	$0	$(3,119)	$18,595	$(182)

Financial Derivative Instruments - Liabilities
Over the counter	$0	$1	$(18)	$0	$0	$2	$0	$0	$(15)	$0

Totals	$22,601	$5,303	$(6,031)	$38	$0	$(212)	$0	$(3,119)	$18,580	$(182)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs		Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$2,056	Indicative Market Quotation	Broker Quote	BRL	53.600	—
	750	Other Valuation Techniques(3)	—		—	—
Ivory Coast
Loan Participations and Assignments	2,223	Third Party Vendor	Broker Quote	%	101.000	—
South Africa
Loan Participations and Assignments	2,569	Reference Instrument	Yield		5.428	—
Turkey
Loan Participations and Assignments	2,889	Third Party Vendor	Broker Quote		99.750	—
United States
Asset-Backed Securities	8,108	Proxy Pricing	Base Price		92.743	—

Financial Derivative Instruments - Liabilities
Over the counter	(15)	Indicative Market Quotation	Broker Quote		(5.349)-(0.851)	(4.600)

Total	$18,580

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

84	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Emerging Markets Full Spectrum Bond Fund	September 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 5.7%

BRAZIL 0.7%

CORPORATE BONDS & NOTES 0.7%

Vale Overseas Ltd.
6.250% due 08/10/2026		$700	$828

Vale S.A.
2.762% due 12/29/2049 «~(c)	BRL	9,400	957

XP, Inc.
3.250% due 07/01/2026		$900	876

Total Brazil (Cost $2,601)			2,661

CAYMAN ISLANDS 2.1%

ASSET-BACKED SECURITIES 0.1%

Voya CLO Ltd.
1.084% due 04/17/2030 •		$400	400

CORPORATE BONDS & NOTES 2.0%

CIFI Holdings Group Co. Ltd.
4.375% due 04/12/2027		500	466

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024		1,500	1,144

KWG Group Holdings Ltd.
6.300% due 02/13/2026		900	813

MGM China Holdings Ltd.
4.750% due 02/01/2027		900	887

New Metro Global Ltd.
4.500% due 05/02/2026		800	735

Poinsettia Finance Ltd.
6.625% due 06/17/2031		986	975

Powerlong Real Estate Holdings Ltd.
5.950% due 04/30/2025		900	866

Sunac China Holdings Ltd.
5.950% due 04/26/2024		1,800	1,423

			7,309

Total Cayman Islands (Cost $8,678)			7,709

CHINA 0.2%

CORPORATE BONDS & NOTES 0.2%

Yango Justice International Ltd.
7.500% due 02/17/2025		$1,000	655

Total China (Cost $988)			655

ECUADOR 0.0%

SOVEREIGN ISSUES 0.0%

Ecuador Government International Bond
5.000% due 07/31/2030 þ		$100	84

Total Ecuador (Cost $56)			84

EGYPT 0.1%

SOVEREIGN ISSUES 0.1%

Egypt Government International Bond
6.125% due 01/31/2022		$300	303

Total Egypt (Cost $303)			303

GHANA 0.2%

SOVEREIGN ISSUES 0.2%

Ghana Government International Bond
8.875% due 05/07/2042		$700	653

Total Ghana (Cost $676)			653

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Periama Holdings LLC
5.950% due 04/19/2026		$200	$215

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		800	816

Total India (Cost $1,027)			1,031

IRELAND 0.3%

ASSET-BACKED SECURITIES 0.1%

Harvest CLO DAC
0.650% due 06/26/2030 •	EUR	300	347

CORPORATE BONDS & NOTES 0.2%

Novolipetsk Steel Via Steel Funding DAC
1.450% due 06/02/2026		600	700

Total Ireland (Cost $1,073)			1,047

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%

Unigel Luxembourg S.A.
8.750% due 10/01/2026		$900	969

Total Luxembourg (Cost $976)			969

NETHERLANDS 0.4%

CORPORATE BONDS & NOTES 0.3%

Republic of Angola Via Avenir BV
4.665% (US0006M + 4.500%) due 12/07/2023 ~		$850	850
7.661% (US0006M + 7.500%) due 07/01/2023 ~		526	523

			1,373

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Sigma Bidco BV
3.750% (WIBOR03M + 3.500%) due 03/31/2025 ~	PLN	800	190

Total Netherlands (Cost $1,541)			1,563

NIGERIA 0.1%

SOVEREIGN ISSUES 0.1%

Nigeria Government International Bond
5.625% due 06/27/2022		$200	205

Total Nigeria (Cost $205)			205

SINGAPORE 0.4%

CORPORATE BONDS & NOTES 0.4%

ABJA Investment Co. Pte. Ltd.
5.450% due 01/24/2028		$700	765

TML Holdings Pte Ltd.
5.500% due 06/03/2024		600	627

Total Singapore (Cost $1,342)			1,392

SOUTH AFRICA 0.3%

CORPORATE BONDS & NOTES 0.3%

Sasol Financing USA LLC
4.375% due 09/18/2026		$900	914

Transnet SOC Ltd.
4.000% due 07/26/2022		400	405

Total South Africa (Cost $1,306)			1,319

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 0.1%

CORPORATE BONDS & NOTES 0.1%

Easy Tactic Ltd.
11.750% due 08/02/2023	$500	$354

Total Virgin Islands (British) (Cost $511)		354

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (e) 0.2%
		562

U.S. TREASURY BILLS 0.1%
0.043% due 02/17/2022 (a)(b)(h)	$316	316

Total Short-Term Instruments (Cost $879)		878

Total Investments in Securities (Cost $22,162)		20,823

	SHARES
INVESTMENTS IN AFFILIATES 94.0%

UNITED STATES 92.0%

MUTUAL FUNDS (d) 92.0%

PIMCO Emerging Markets Bond Fund	9,486,894	99,138

PIMCO Emerging Markets Corporate Bond Fund	9,418,116	102,092

PIMCO Emerging Markets Local Currency and Bond Fund	21,213,973	134,285

		335,515

Total United States (Cost $324,791)		335,515

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%

PIMCO Short-Term Floating NAV Portfolio III	741,810	7,316

Total Short-Term Instruments (Cost $7,314)		7,316

Total Investments in Affiliates (Cost $332,105)		342,831

Total Investments 99.7% (Cost $354,267)		$363,654

Financial Derivative Instruments (f)(g) (0.2)% (Cost or Premiums, net $(220))		(594)

Other Assets and Liabilities, net 0.5%		1,606

Net Assets 100.0%		$364,666

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	85

Schedule of Investments	PIMCO Emerging Markets Full Spectrum Bond Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$562	U.S. Treasury Notes 0.125% due 12/31/2022	$(573)	$562	$562

Total Repurchase Agreements						$(573)	$562	$562

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$562	$0	$0	$562	$(573)	$(11)

Total Borrowings and Other Financing Transactions	$562	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
iTraxx Asia ex-Japan 36 5-Year Index	1.000%	Quarterly	12/20/2026	$1,400	$9	$3	$12	$2	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(4)	3-Month KRW-KORIBOR	1.750%	Quarterly	12/15/2026	KRW	43,693,600	$31	$(211)	$(180)	$0	$(27)
Pay(4)	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2031		22,462,000	102	230	332	34	0

							$133	$19	$152	$34	$(27)

Total Swap Agreements							$142	$22	$164	$36	$(27)

86	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$36	$36	$0	$0	$(27)	$(27)

Cash of $608 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2021	PLN	148		$39	$2	$0
	02/2022		180		47	2	0

BPS	10/2021	BRL	21,200		3,897	5	0
	10/2021		$3,992	BRL	21,200	0	(99)
	11/2021	BRL	16,100		$3,033	90	0

BSH	10/2021		21,200		3,677	0	(216)
	10/2021		$3,897	BRL	21,200	0	(4)

CBK	11/2021	EUR	1,100		$1,298	22	0
	02/2022	PLN	138		36	1	0

MYI	11/2021		278		73	3	0

SSB	11/2021		$3,030	BRL	16,100	0	(87)

Total Forward Foreign Currency Contracts						$125	$(406)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BRC	Argentine Republic Government International Bond	5.000%	Quarterly	12/20/2023	16.482%	$	600	$(114)	$(10)	$0	$(124)
	Eskom Holdings SOC Ltd.	1.000	Quarterly	12/20/2021	2.414		900	(20)	17	0	(3)

CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2026	1.901		800	(27)	(5)	0	(32)
	Fibra Uno Trust «	1.000	Quarterly	06/20/2022	2.178		200	(1)	(1)	0	(2)

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2026	1.901		700	(24)	(4)	0	(28)

JPM	Nigeria Government International Bond	1.000	Quarterly	06/20/2022	1.586		1,200	(8)	3	0	(5)
	Nigeria Government International Bond	1.000	Quarterly	06/20/2023	2.431		600	(14)	0	0	(14)

MYI	Brazil Government International Bond	1.000	Quarterly	06/20/2026	1.901		500	(17)	(3)	0	(20)
	Eskom Holdings SOC Ltd.	1.000	Quarterly	06/20/2022	2.424		300	(6)	3	0	(3)

								$(231)	$0	$0	$(231)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	87

Schedule of Investments	PIMCO Emerging Markets Full Spectrum Bond Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Montenegro Equity Market Index «	1.000%	Quarterly	06/20/2023	EUR	100	$(8)	$2	$0	$(6)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Receive	6-Month THB-THBFIX(5)	1.000%	Semi-Annual	12/15/2026	THB	998,800	$102	$112	$214	$0
	Pay	6-Month THB-THBFIX(5)	1.500	Semi-Annual	12/15/2031		512,300	(219)	(97)	0	(316)

MYI	Receive	6-Month THB-THBFIX(5)	1.000	Semi-Annual	12/15/2026		64,400	(7)	21	14	0
	Pay	6-Month THB-THBFIX(5)	1.500	Semi-Annual	12/15/2031		33,300	1	(22)	0	(21)

								$(123)	$14	$228	$(337)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	USD versus INR 1-Year ATM Realized Volatility	6.850%	Maturity	10/22/2021	$6	$0	$17	$17	$0
	Pay	USD versus TWD 1-Year ATM Realized Volatility	5.300	Maturity	04/22/2022	6	0	7	7	0

							$0	$24	$24	$0

Total Swap Agreements							$(362)	$40	$252	$(574)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (received)	Net Exposure(6)
BOA	$4	$0	$0	$4	$0	$0	$(6)	$(6)	$(2)	$0	$(2)
BPS	95	0	0	95	(99)	0	0	(99)	(4)	0	(4)
BRC	0	0	0	0	0	0	(127)	(127)	(127)	0	(127)
BSH	0	0	0	0	(220)	0	0	(220)	(220)	316	96
CBK	23	0	0	23	0	0	(34)	(34)	(11)	0	(11)
GLM	0	0	214	214	0	0	(316)	(316)	(102)	0	(102)
GST	0	0	0	0	0	0	(28)	(28)	(28)	0	(28)
JPM	0	0	24	24	0	0	(19)	(19)	5	0	5
MYI	3	0	14	17	0	0	(44)	(44)	(27)	0	(27)
SSB	0	0	0	0	(87)	0	0	(87)	(87)	0	(87)

Total Over the Counter	$125	$0	$252	$377	$(406)	$0	$(574)	$(980)

(h)

Securities with an aggregate market value of $316 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute

88	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$34	$36

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$125	$0	$125
Swap Agreements	0	0	0	24	228	252

	$0	$0	$0	$149	$228	$377

	$0	$2	$0	$149	$262	$413

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$27	$27

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$406	$0	$406
Swap Agreements	0	237	0	0	337	574

	$0	$237	$0	$406	$337	$980

	$0	$237	$0	$406	$364	$1,007

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$0	$6

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32	$0	$32
Swap Agreements	0	25	0	0	0	25

	$0	$25	$0	$32	$0	$57

	$0	$31	$0	$32	$0	$63

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$20	$22

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(253)	$0	$(253)
Swap Agreements	0	0	0	24	14	38

	$0	$0	$0	$(229)	$14	$(215)

	$0	$2	$0	$(229)	$34	$(193)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	89

Schedule of Investments	PIMCO Emerging Markets Full Spectrum Bond Fund	(Cont.)	September 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$0	$1,704	$957	$2,661
Cayman Islands
Asset-Backed Securities	0	400	0	400
Corporate Bonds & Notes	0	7,309	0	7,309
China
Corporate Bonds & Notes	0	655	0	655
Ecuador
Sovereign Issues	0	84	0	84
Egypt
Sovereign Issues	0	303	0	303
Ghana
Sovereign Issues	0	653	0	653
India
Corporate Bonds & Notes	0	1,031	0	1,031
Ireland
Asset-Backed Securities	0	347	0	347
Corporate Bonds & Notes	0	700	0	700
Luxembourg
Corporate Bonds & Notes	0	969	0	969
Netherlands
Corporate Bonds & Notes	0	1,373	0	1,373
Loan Participations and Assignments	0	190	0	190
Nigeria
Sovereign Issues	0	205	0	205
Singapore
Corporate Bonds & Notes	0	1,392	0	1,392
South Africa
Corporate Bonds & Notes	0	1,319	0	1,319
Virgin Islands (British)
Corporate Bonds & Notes	0	354	0	354

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Short-Term Instruments
Repurchase Agreements	$0	$562	$0	$562
U.S. Treasury Bills	0	316	0	316

	$0	$19,866	$957	$20,823

Investments in Affiliates, at Value
United States
Mutual Funds	335,515	0	0	335,515
Short-Term Instruments
Central Funds Used for Cash Management Purposes	7,316	0	0	7,316

	$342,831	$0	$0	$342,831

Total Investments	$342,831	$19,866	$957	$363,654

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	36	0	36
Over the counter	0	377	0	377

	$0	$413	$0	$413

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(27)	0	(27)
Over the counter	0	(972)	(8)	(980)

	$0	$(999)	$(8)	$(1,007)

Total Financial Derivative Instruments	$0	$(586)	$(8)	$(594)

Totals	$342,831	$19,280	$949	$363,060

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

90	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	September 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 131.7%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$43	$15
1.125% due 07/09/2035 þ		29	9
36.162% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	2,100	12

Provincia de Buenos Aires
37.896% due 04/12/2025		1,170	5

Total Argentina (Cost $152)			41

AUSTRALIA 3.4%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
0.933% due 12/05/2059 •		$83	83
1.013% due 09/05/2057 •		176	176

			259

SOVEREIGN ISSUES 3.3%

Australia Government International Bond
0.500% due 09/21/2026	AUD	5,600	3,994
0.750% due 11/21/2027		1,718	1,366
1.000% due 11/21/2031		600	414
1.750% due 06/21/2051		500	314

New South Wales Treasury Corp.
2.750% due 11/20/2025 (f)		4,079	3,419

Northern Territory Treasury Corp.
2.000% due 04/21/2031		500	363

Treasury Corp. of Victoria
4.250% due 12/20/2032		600	536

			10,406

Total Australia (Cost $10,307)			10,665

BRAZIL 1.0%

CORPORATE BONDS & NOTES 1.0%

Banco Votorantim S.A.
4.500% due 09/24/2024		$1,000	1,047

Odebrecht Oil & Gas Finance Ltd.
0.000% due 11/01/2021 (e)(g)		653	6

Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	10,853	1,958

Total Brazil (Cost $4,035)			3,011

CANADA 1.1%

CORPORATE BONDS & NOTES 0.3%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$169	173

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	641

			814

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	316	256

SOVEREIGN ISSUES 0.7%

Canada Government Real Return Bond
3.000% due 12/01/2036 (f)		1,934	2,228

Total Canada (Cost $3,223)			3,298

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 6.1%

ASSET-BACKED SECURITIES 4.7%

American Money Management Corp. CLO Ltd.
1.078% due 11/10/2030 •	$800	$800

Anchorage Capital CLO Ltd.
1.236% due 07/15/2032 •	800	800

Ares CLO Ltd.
1.177% due 04/18/2031 •	800	803

ARES L CLO Ltd.
1.176% due 01/15/2032 •	800	800

ARES LII CLO Ltd.
1.188% due 04/22/2031 •	800	802

Carlyle Global Market Strategies CLO Ltd.
1.218% due 04/22/2032 •	800	800

CIFC Funding Ltd.
1.075% due 10/24/2030 •	800	800

GoldenTree Loan Management U.S. CLO Ltd.
1.474% due 01/20/2033 •	800	801

Jamestown CLO Ltd.
1.354% due 01/17/2027 •	28	28

LCM LP
1.214% due 04/20/2031 •	800	800

MidOcean Credit CLO
1.181% due 02/20/2031 •	800	800
1.229% due 01/29/2030 •	800	800

Palmer Square Loan Funding Ltd.
0.971% due 07/20/2029 •	800	798
1.025% due 11/15/2026 •	274	274

Sculptor CLO Ltd.
1.404% due 01/15/2031 •	800	800

Sound Point CLO Ltd.
1.105% due 07/25/2030 •	900	900

SP-Static CLO Ltd.
1.538% due 07/22/2028 •	466	467

Steele Creek CLO Ltd.
1.031% due 05/21/2029 •	837	837

STWD Ltd.
1.284% due 04/18/2038 •	800	802

THL Credit Wind River Clo Ltd.
1.164% due 04/15/2031 •	800	800

Venture CLO Ltd.
1.006% due 04/15/2027 •	164	164

WhiteHorse Ltd.
1.064% due 04/17/2027 •	3	3

		14,679

CORPORATE BONDS & NOTES 1.3%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027	471	464

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	370	366

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)	4,519	1,076

QNB Finance Ltd.
1.126% (US0003M + 1.000%) due 05/02/2022 ~	600	603
1.275% (SOFRRATE + 1.225%) due 02/12/2022 ~	500	502

S.A. Global Sukuk Ltd.
2.694% due 06/17/2031	400	404

Sands China Ltd.
5.125% due 08/08/2025	200	215
5.400% due 08/08/2028	300	332

		3,962

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

MF1 Multifamily Housing Mortgage Loan Trust
1.014% due 07/15/2036 •	400	401

Total Cayman Islands (Cost $20,975)		19,042

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHILE 0.6%

CORPORATE BONDS & NOTES 0.4%

Banco Santander Chile
2.700% due 01/10/2025		$1,100	$1,145

SOVEREIGN ISSUES 0.2%

Bonos de la Tesoreria de la Republica en pesos
4.700% due 09/01/2030	CLP	645,000	748

Total Chile (Cost $2,097)			1,893

CHINA 8.5%

SOVEREIGN ISSUES 8.5%

China Development Bank
3.050% due 08/25/2026	CNY	2,800	433
3.340% due 07/14/2025		3,300	518
4.040% due 04/10/2027		4,700	759
4.240% due 08/24/2027		16,900	2,761

China Government International Bond
3.020% due 10/22/2025		44,200	6,932
3.280% due 12/03/2027		93,800	14,968

Total China (Cost $25,564)			26,371

CZECH REPUBLIC 0.1%

SOVEREIGN ISSUES 0.1%

Czech Republic Government International Bond
0.950% due 05/15/2030	CZK	5,600	234
2.500% due 08/25/2028		900	42

Total Czech Republic (Cost $263)			276

DENMARK 3.7%

CORPORATE BONDS & NOTES 3.7%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	15,165	2,223

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		33,917	4,961

Nykredit Realkredit A/S
1.000% due 10/01/2050		30,608	4,444

Total Denmark (Cost $11,822)			11,628

DOMINICAN REPUBLIC 0.2%

SOVEREIGN ISSUES 0.2%

Dominican Republic International Bond
6.500% due 02/15/2048		$500	536

Total Dominican Republic (Cost $572)			536

FRANCE 1.9%

CORPORATE BONDS & NOTES 0.6%

BNP Paribas S.A.
2.219% due 06/09/2026 •		$800	821
3.800% due 01/10/2024		1,000	1,067

			1,888

SOVEREIGN ISSUES 1.3%

France Government International Bond
0.500% due 05/25/2072	EUR	100	90
0.750% due 05/25/2052		2,400	2,650
1.500% due 05/25/2050		700	940
2.000% due 05/25/2048		300	446

			4,126

Total France (Cost $6,380)			6,014

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	91

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 2.7%

CORPORATE BONDS & NOTES 2.7%

Deutsche Bank AG
1.000% due 11/19/2025 •	EUR	300	$355
1.625% due 01/20/2027		800	977
2.129% due 11/24/2026 •(i)		$500	508
2.625% due 12/16/2024	GBP	100	140
2.625% due 02/12/2026	EUR	700	888
3.035% due 05/28/2032 •(i)		$300	305
3.547% due 09/18/2031 •		200	214
3.729% due 01/14/2032 •(i)		900	930
3.961% due 11/26/2025 •		1,300	1,407
4.250% due 10/14/2021		1,300	1,301
4.500% due 04/01/2025 (h)		400	430

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		800	874

Total Germany (Cost $8,102)			8,329

GUATEMALA 0.1%

SOVEREIGN ISSUES 0.1%

Guatemala Government International Bond
5.375% due 04/24/2032		$200	228

Total Guatemala (Cost $238)			228

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

CMHI Finance BVI Co. Ltd.
4.375% due 08/06/2023		$200	211

Total Hong Kong (Cost $201)			211

HUNGARY 0.2%

SOVEREIGN ISSUES 0.2%

Hungary Government International Bond
2.125% due 09/22/2031		$300	296
3.125% due 09/21/2051		200	197

Total Hungary (Cost $488)			493

INDIA 0.7%

CORPORATE BONDS & NOTES 0.7%

Muthoot Finance Ltd.
6.125% due 10/31/2022		$900	930

Shriram Transport Finance Co. Ltd.
5.700% due 02/27/2022		900	908
5.950% due 10/24/2022		400	408

Total India (Cost $2,214)			2,246

INDONESIA 0.8%

CORPORATE BONDS & NOTES 0.3%

PT Perusahaan Listrik Negara
4.875% due 07/17/2049		$900	963

SOVEREIGN ISSUES 0.5%

Indonesia Government International Bond
8.375% due 03/15/2034	IDR	18,578,000	1,484

Total Indonesia (Cost $2,304)			2,447

IRELAND 1.1%

ASSET-BACKED SECURITIES 0.9%

Accunia European CLO DAC
0.950% due 07/15/2030 •	EUR	393	456

Babson Euro CLO DAC
0.271% due 10/25/2029 •		250	290

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •		700	813

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cairn CLO DAC
0.780% due 10/15/2031 •	EUR	400	$464

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •		400	463

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •		400	464

			2,950

CORPORATE BONDS & NOTES 0.2%

AIB Group PLC
4.750% due 10/12/2023		$200	215

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		400	407

			622

Total Ireland (Cost $3,630)			3,572

ISRAEL 2.3%

SOVEREIGN ISSUES 2.3%

Israel Government International Bond
0.020% (MAKA5DAY) due 11/30/2021 ~	ILS	10,500	3,257
0.750% due 07/31/2022		900	281
2.000% due 03/31/2027		2,100	697
3.800% due 05/13/2060		$1,000	1,112
5.500% due 01/31/2022	ILS	6,000	1,895

Total Israel (Cost $7,022)			7,242

ITALY 8.7%

CORPORATE BONDS & NOTES 1.6%

Banca Carige SpA
0.951% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	1,000	1,162
1.151% due 10/25/2021 •		1,100	1,275

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		600	724
2.625% due 04/28/2025		300	357

UniCredit SpA
2.569% due 09/22/2026 •		$500	509
7.830% due 12/04/2023		500	572
9.250% due 06/03/2022 •(g)(h)	EUR	300	366

			4,965

SOVEREIGN ISSUES 7.1%

Italy Buoni Poliennali Del Tesoro
1.850% due 07/01/2025		2,300	2,856
2.350% due 09/15/2024 (f)(k)		14,618	19,202

			22,058

Total Italy (Cost $24,757)			27,023

JAPAN 6.1%

CORPORATE BONDS & NOTES 0.7%

Mizuho Financial Group, Inc.
1.114% (US0003M + 1.000%) due 09/11/2024 ~		$700	710
3.922% due 09/11/2024 •		400	425

ORIX Corp.
3.250% due 12/04/2024		200	214

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		700	706

			2,055

SOVEREIGN ISSUES 5.4%

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	141,674	1,308
0.100% due 03/10/2029 (f)		582,883	5,402
0.100% due 06/20/2031		530,000	4,778
0.500% due 03/20/2049		229,000	1,995

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.700% due 12/20/2048	JPY	96,000	$882
0.700% due 06/20/2051		208,000	1,883
1.200% due 09/20/2035		71,000	723

			16,971

Total Japan (Cost $19,391)			19,026

LUXEMBOURG 1.2%

CORPORATE BONDS & NOTES 1.2%

CPI Property Group S.A.
1.500% due 01/27/2031	EUR	200	230

Gazprom OAO Via Gaz Capital S.A.
4.950% due 03/23/2027		$800	888

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		800	831
5.250% due 05/23/2023 (h)		1,800	1,899

Total Luxembourg (Cost $3,776)			3,848

MALAYSIA 1.2%

CORPORATE BONDS & NOTES 0.2%

Petronas Capital Ltd.
2.480% due 01/28/2032		$200	199
3.500% due 04/21/2030		200	217
4.550% due 04/21/2050		200	246

			662

SOVEREIGN ISSUES 1.0%

Malaysia Government International Bond
3.733% due 06/15/2028	MYR	7,800	1,919
3.828% due 07/05/2034		1,600	380
4.642% due 11/07/2033		3,200	824

			3,123

Total Malaysia (Cost $3,808)			3,785

MEXICO 0.4%

CORPORATE BONDS & NOTES 0.4%

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020		$700	0

Petroleos Mexicanos
6.750% due 09/21/2047		1,300	1,136

Total Mexico (Cost $1,853)			1,136

MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

NXP BV
3.875% due 09/01/2022		$300	309

Total Multinational (Cost $303)			309

NETHERLANDS 1.4%

ASSET-BACKED SECURITIES 0.7%

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	250	288

Jubilee CLO BV
0.610% due 04/15/2030 •		700	809
0.650% due 04/15/2031 •		300	348

Tikehau CLO BV
0.880% due 12/07/2029 •		654	759

			2,204

CORPORATE BONDS & NOTES 0.5%

Enel Finance International NV
1.875% due 07/12/2028		$600	598

Syngenta Finance NV
4.441% due 04/24/2023		700	732
5.182% due 04/24/2028		200	225

			1,555

92	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

EMF-NL Prime BV
0.252% due 04/17/2041 •	EUR	225	$252

Eurosail PLC
0.952% due 10/17/2040 •		85	99

			351

		SHARES
PREFERRED SECURITIES 0.1%

Stichting AK Rabobank Certificaten
19.437% due 12/29/2049 þ(g)		105,050	175

Total Netherlands (Cost $4,227)			4,285

		PRINCIPAL AMOUNT (000S)
NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	500	330

Total New Zealand (Cost $353)			330

PERU 1.3%

CORPORATE BONDS & NOTES 0.1%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,200	285

SOVEREIGN ISSUES 1.2%

Peru Government International Bond
1.862% due 12/01/2032		$200	182
5.350% due 08/12/2040	PEN	1,400	269
5.940% due 02/12/2029		8,200	1,990
6.150% due 08/12/2032		900	211
6.350% due 08/12/2028		4,400	1,099

			3,751

Total Peru (Cost $5,045)			4,036

PHILIPPINES 0.2%

SOVEREIGN ISSUES 0.2%

Philippines Government International Bond
6.250% due 01/14/2036	PHP	20,000	469

Total Philippines (Cost $495)			469

QATAR 1.2%

CORPORATE BONDS & NOTES 0.3%

Qatar Petroleum
1.375% due 09/12/2026		$300	298
2.250% due 07/12/2031		200	198
3.125% due 07/12/2041		200	200
3.300% due 07/12/2051		200	203

			899

SOVEREIGN ISSUES 0.9%

Qatar Government International Bond
3.750% due 04/16/2030		300	338
4.400% due 04/16/2050		300	367
4.500% due 04/23/2028		1,200	1,402
4.817% due 03/14/2049		500	644

			2,751

Total Qatar (Cost $3,256)			3,650

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ROMANIA 0.6%

SOVEREIGN ISSUES 0.6%

Romania Government International Bond
2.000% due 04/14/2033	EUR	500	$553
2.750% due 04/14/2041		100	108
3.375% due 02/08/2038		100	121

Romanian Government International Bond
1.375% due 12/02/2029		400	456
1.750% due 07/13/2030		300	340
2.625% due 12/02/2040		100	108
2.875% due 04/13/2042		300	325

Total Romania (Cost $2,137)			2,011

RUSSIA 1.1%

SOVEREIGN ISSUES 1.1%

Russia Government International Bond
1.125% due 11/20/2027	EUR	1,400	1,620
7.250% due 05/10/2034	RUB	38,500	524
7.650% due 04/10/2030		87,400	1,238

Total Russia (Cost $3,746)			3,382

SAUDI ARABIA 0.9%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$400	405

SOVEREIGN ISSUES 0.8%

Saudi Government International Bond
3.250% due 10/26/2026		400	432
4.375% due 04/16/2029		1,800	2,077

			2,509

Total Saudi Arabia (Cost $2,590)			2,914

SERBIA 0.7%

SOVEREIGN ISSUES 0.7%

Serbia Government International Bond
1.650% due 03/03/2033	EUR	400	441
3.125% due 05/15/2027		1,400	1,786

Total Serbia (Cost $2,029)			2,227

SINGAPORE 1.7%

CORPORATE BONDS & NOTES 0.5%

BOC Aviation Ltd.
2.750% due 09/18/2022		$600	609
3.500% due 09/18/2027		300	320

PSA Treasury Pte Ltd.
2.500% due 04/12/2026		500	522

			1,451

SOVEREIGN ISSUES 1.2%

Singapore Government International Bond
1.625% due 07/01/2031	SGD	1,300	962
1.875% due 10/01/2051 (b)		1,000	727
2.125% due 06/01/2026		1,500	1,165
2.250% due 08/01/2036		100	78
2.375% due 07/01/2039		200	158
2.750% due 04/01/2042		500	417
3.375% due 09/01/2033		200	173

			3,680

Total Singapore (Cost $5,022)			5,131

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 0.3%

SOVEREIGN ISSUES 0.3%

South Africa Government International Bond
4.850% due 09/30/2029		$400	$412
5.375% due 07/24/2044		400	379

Total South Africa (Cost $780)			791

SOUTH KOREA 0.9%

SOVEREIGN ISSUES 0.9%

Korea Government International Bond
2.375% due 12/10/2027	KRW	360,000	310
2.375% due 12/10/2028		1,620,000	1,391
2.625% due 06/10/2028		720,000	629
5.500% due 03/10/2028		360,000	367

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$200	212

Total South Korea (Cost $3,046)			2,909

SPAIN 0.5%

CORPORATE BONDS & NOTES 0.2%

Banco de Sabadell S.A.
1.125% due 03/11/2027 •	EUR	100	119
1.750% due 05/10/2024		100	120

Banco Santander S.A.
1.849% due 03/25/2026		$200	203
4.379% due 04/12/2028		200	227

			669

SOVEREIGN ISSUES 0.3%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	200	309

Spain Government International Bond
0.850% due 07/30/2037		300	345
1.450% due 10/31/2071		300	310

			964

Total Spain (Cost $1,621)			1,633

SWITZERLAND 1.6%

CORPORATE BONDS & NOTES 1.6%

Credit Suisse Group AG
1.316% (US0003M + 1.200%) due 12/14/2023 ~		$2,100	2,123
3.869% due 01/12/2029 •		500	546

UBS AG
5.125% due 05/15/2024 (h)		1,300	1,423
7.625% due 08/17/2022 (h)		900	954

Total Switzerland (Cost $4,907)			5,046

UNITED ARAB EMIRATES 0.1%

SOVEREIGN ISSUES 0.1%

Emirate of Abu Dhabi Government International Bond
3.875% due 04/16/2050		$200	229

Total United Arab Emirates (Cost $192)			229

UNITED KINGDOM 14.0%

CORPORATE BONDS & NOTES 7.0%

Antofagasta PLC
2.375% due 10/14/2030		$400	387

Barclays Bank PLC
7.625% due 11/21/2022 (h)		1,200	1,287

Barclays PLC
4.338% due 05/16/2024 •		500	529
7.125% due 06/15/2025 •(g)(h)	GBP	800	1,210
7.875% due 03/15/2022 •(g)(h)		$700	717
8.000% due 06/15/2024 •(g)(h)		300	339

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	93

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Frontier Finance PLC
8.000% due 03/23/2022	GBP	244	$335

HSBC Holdings PLC
1.125% (US0003M + 1.000%) due 05/18/2024 ~		$400	405
1.750% due 07/24/2027 •	GBP	300	404
3.000% due 07/22/2028 •		500	712
3.803% due 03/11/2025 •		$1,300	1,387
4.000% due 03/09/2026 •(g)(h)		500	503
4.041% due 03/13/2028 •		700	775
4.292% due 09/12/2026 •		600	662
6.500% due 03/23/2028 •(g)(h)		200	226

John Lewis PLC
6.125% due 01/21/2025	GBP	100	151

Lloyds Banking Group PLC
3.900% due 03/12/2024		$400	430
4.582% due 12/10/2025		900	1,005
5.125% due 12/27/2024 •(g)(h)	GBP	200	283
7.625% due 06/27/2023 •(g)(h)		200	291

Marks & Spencer PLC
4.250% due 12/08/2023		100	142

Nationwide Building Society
3.622% due 04/26/2023 •		$500	509
3.766% due 03/08/2024 •		1,400	1,460

Natwest Group PLC
0.750% due 11/15/2025 •	EUR	200	236
1.682% (US0003M + 1.550%) due 06/25/2024 ~		$1,000	1,021
4.600% due 06/28/2031 •(g)(h)		200	201

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		600	608

Rolls-Royce PLC
4.625% due 02/16/2026	EUR	100	129

Santander UK Group Holdings PLC
1.089% due 03/15/2025 •		$400	401
3.571% due 01/10/2023		200	202
4.750% due 09/15/2025		900	1,003
7.375% due 06/24/2022 •(g)(h)	GBP	200	279

Santander UK PLC
5.000% due 11/07/2023		$211	228

Standard Chartered PLC
1.319% due 10/14/2023 •		800	805
7.500% due 04/02/2022 •(g)(h)		400	412

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	93	161
5.744% due 04/13/2040		189	334
5.801% due 10/13/2040		479	846

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		500	699

			21,714

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.4%

Alba PLC
0.259% due 11/25/2042 •		459	601

Avon Finance PLC
0.950% due 09/20/2048 •		606	820

Eurosail PLC
0.000% due 03/13/2045 •	EUR	206	238
0.223% due 12/10/2044 •	GBP	161	216

Great Hall Mortgages PLC
0.000% due 06/18/2039 •	EUR	455	523
0.202% due 03/18/2039 •	GBP	580	775
0.212% due 06/18/2039 •		200	267
0.222% due 06/18/2038 •		196	262

Mortgage Funding PLC
1.167% due 03/13/2046 •		45	60

Newgate Funding PLC
0.056% due 12/15/2050 •	EUR	327	373

Residential Mortgage Securities PLC
1.300% due 06/20/2070 •	GBP	505	687

Ripon Mortgages PLC
0.868% due 08/20/2056 •		1,692	2,285

Stanlington PLC
1.067% due 06/12/2046 •		506	683

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stratton Mortgage Funding PLC
0.950% due 07/20/2060 •	GBP	1,205	$1,633

Towd Point Mortgage Funding
0.950% due 07/20/2045 •		1,249	1,688

Towd Point Mortgage Funding PLC
0.950% due 07/20/2045 •		666	901
1.097% due 10/20/2051 •		785	1,067

Uropa Securities PLC
0.263% due 06/10/2059 •		239	314
0.413% due 06/10/2059 •		66	86
0.613% due 06/10/2059 •		51	68
0.813% due 06/10/2059 •		55	72

			13,619

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		1,360	359

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 2.5%

United Kingdom Gilt
0.125% due 03/22/2024 (f)	GBP	4,284	6,368
0.625% due 10/22/2050		1,400	1,545

			7,913

Total United Kingdom (Cost $42,484)			43,605

UNITED STATES 48.8%

ASSET-BACKED SECURITIES 4.9%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040		$505	508

ACE Securities Corp. Home Equity Loan Trust
0.986% due 12/25/2034 •		123	122

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.761% due 07/25/2035 •		11	11

Argent Securities Trust
0.386% due 07/25/2036 •		698	289
0.566% due 07/25/2036 •		873	372

Asset-Backed Funding Certificates Trust
0.246% due 01/25/2037 •		490	344

Bear Stearns Asset-Backed Securities Trust
0.326% due 06/25/2047 •		613	609
0.821% due 09/25/2035 •		735	735
0.886% due 09/25/2046 •		87	85

Countrywide Asset-Backed Certificates
0.236% due 05/25/2037 •		49	49
0.306% due 09/25/2037 ^•		79	82
4.453% due 10/25/2046 ^~		19	20
4.553% due 07/25/2036 ~		33	34

Countrywide Asset-Backed Certificates Trust
1.046% due 10/25/2035 •		86	87

Countrywide Asset-Backed Certificates Trust, Inc.
0.806% due 07/25/2034 •		161	160

Credit Suisse First Boston Mortgage Securities Corp.
0.706% due 01/25/2032 •		15	15

Credit-Based Asset Servicing & Securitization LLC
0.312% due 07/25/2037 •		216	176

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.400% due 03/25/2037 ^þ		967	511

Fieldstone Mortgage Investment Trust
0.404% due 11/25/2036 •		1,023	746

First Franklin Mortgage Loan Trust
0.226% due 09/25/2036 •		31	31
1.361% due 07/25/2034 •		165	166

First NLC Trust
0.791% due 12/25/2035 •		99	99

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAA Home Equity Trust
0.986% due 08/25/2037 •		$89	$89

GSAMP Trust
0.176% due 01/25/2037 •		160	118
0.236% due 12/25/2046 •		688	474
0.626% due 04/25/2036 •		709	571

HSI Asset Securitization Corp. Trust
0.524% due 12/25/2036 •		537	211

JP Morgan Mortgage Acquisition Trust
0.246% due 08/25/2036 •		4	2

Massachusetts Educational Financing Authority
1.075% due 04/25/2038 •		31	31

MASTR Asset-Backed Securities Trust
0.566% due 03/25/2036 •		623	502

Merrill Lynch Mortgage Investors Trust
0.306% due 08/25/2037 •		520	340
0.606% due 04/25/2037 •		709	496

Morgan Stanley ABS Capital, Inc. Trust
0.176% due 01/25/2037 •		545	335
0.226% due 10/25/2036 •		600	358
0.226% due 11/25/2036 •		216	135
0.306% due 11/25/2036 •		216	136
0.316% due 10/25/2036 •		789	519
0.731% due 09/25/2035 •		121	121

Renaissance Home Equity Loan Trust
5.797% due 08/25/2036 þ		489	290

Residential Asset Securities Corp. Trust
0.766% due 11/25/2035 •		123	122

Specialty Underwriting & Residential Finance Trust
3.425% due 02/25/2037 ^þ		557	290

Structured Asset Investment Loan Trust
0.806% due 02/25/2035 •		96	96

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~		617	622
2.710% due 01/25/2060 ~		611	628
2.900% due 10/25/2059 ~		2,349	2,438

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		1,100	1,154

			15,329

CORPORATE BONDS & NOTES 7.5%

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		400	424

Amgen, Inc.
3.625% due 05/15/2022		400	405

AT&T, Inc.
3.100% due 02/01/2043		200	192
3.300% due 02/01/2052		200	194

Bayer U.S. Finance LLC
1.126% (US0003M + 1.010%) due 12/15/2023 ~		600	608
4.375% due 12/15/2028		800	906

Broadcom, Inc.
2.450% due 02/15/2031		400	388
2.600% due 02/15/2033		200	192

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		200	209

Charter Communications Operating LLC
3.750% due 02/15/2028		1,100	1,206
3.950% due 06/30/2062 (b)		300	290

Citigroup, Inc.
2.876% due 07/24/2023 •		100	102
3.142% due 01/24/2023 •		100	101

CVS Pass-Through Trust
7.507% due 01/10/2032		1,171	1,475

Dell International LLC
6.020% due 06/15/2026		200	238

Discover Bank
3.350% due 02/06/2023		300	311

Equitable Holdings, Inc.
3.900% due 04/20/2023		65	68

Fidelity National Information Services, Inc.
0.750% due 05/21/2023	EUR	300	353
1.700% due 06/30/2022	GBP	200	272

94	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	200	$232
0.000% due 12/07/2022 •		100	115
0.177% due 11/15/2023 •		100	115
1.360% (US0003M + 1.235%) due 02/15/2023 ~		$300	299
2.748% due 06/14/2024	GBP	200	273
3.087% due 01/09/2023		$500	508
3.375% due 11/13/2025		400	411
4.000% due 11/13/2030		200	208
5.596% due 01/07/2022		200	203

General Motors Financial Co., Inc.
3.550% due 07/08/2022		700	717

GLP Capital LP
5.250% due 06/01/2025		200	223

Goldman Sachs Group, Inc.
1.625% due 07/27/2026	EUR	500	619
2.908% due 06/05/2023 •		$200	203
4.223% due 05/01/2029 •		200	226

Helmerich & Payne, Inc.
2.900% due 09/29/2031		200	200

Hyatt Hotels Corp.
1.300% due 10/01/2023 (b)		200	200

Kilroy Realty LP
3.450% due 12/15/2024		100	107

Komatsu Finance America, Inc.
2.437% due 09/11/2022		500	509

Las Vegas Sands Corp.
2.900% due 06/25/2025		300	302

Morgan Stanley
0.740% (CDOR03 + 0.300%) due 02/03/2023 ~(i)	CAD	2,300	1,822

Nissan Motor Acceptance Co. LLC
0.822% due 09/28/2022 •		$1,000	1,002
2.450% due 09/15/2028		300	297

Oracle Corp.
2.875% due 03/25/2031 (i)		1,100	1,133
3.950% due 03/25/2051 (i)		200	211

Organon & Co.
5.125% due 04/30/2031		200	210

Organon Finance 1 LLC
2.875% due 04/30/2028	EUR	100	118

Pacific Gas & Electric Co.
2.100% due 08/01/2027		$100	98
3.150% due 01/01/2026		100	103
3.500% due 06/15/2025 ^		100	104
4.000% due 12/01/2046 ^		100	97
4.550% due 07/01/2030		100	108

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		1,200	1,301

Rio Oil Finance Trust
9.250% due 07/06/2024		718	789

Southern California Edison Co.
0.690% (SOFRRATE + 0.640%) due 04/03/2023 ~		200	200
0.880% (SOFRRATE + 0.830%) due 04/01/2024 ~		200	201

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		200	204

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		175	187

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025		800	856

Walt Disney Co.
3.500% due 05/13/2040		300	332
3.600% due 01/13/2051		300	335

			23,312

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
2.334% (LIBOR03M + 2.250%) due 03/15/2027 ~		304	301

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
4.131% due 06/15/2042	$100	$114

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.3%

Adjustable Rate Mortgage Trust
2.221% due 01/25/2035 ~	8	8

Banc of America Funding Trust
0.296% due 04/25/2037 ^•	66	64
0.507% due 04/20/2047 ^•	77	76
2.778% due 05/25/2035 ~	74	77
6.000% due 07/25/2037 ^	180	180

Banc of America Mortgage Trust
6.000% due 10/25/2036 ^	72	72

BCAP LLC Trust
0.506% due 05/25/2047 •	245	238

Bear Stearns Adjustable Rate Mortgage Trust
2.370% due 02/25/2036 •	21	21
2.823% due 04/25/2034 ~	96	97
2.929% due 02/25/2034 ~	6	6
3.315% due 08/25/2035 ~	8	7

Bear Stearns ALT-A Trust
2.622% due 05/25/2035 ~	80	81
2.927% due 09/25/2035 ^~	244	140

BWAY Mortgage Trust
1.334% due 09/15/2036 •	800	802

Chase Mortgage Finance Trust
2.909% due 07/25/2037 ~	31	29
3.003% due 03/25/2037 ^~	160	163

Citigroup Mortgage Loan Trust
2.500% due 05/25/2051 ~	397	403
2.528% due 04/25/2037 ^~	176	159

Citigroup Mortgage Loan Trust, Inc.
2.570% due 05/25/2035 ~	33	34

Countrywide Alternative Loan Trust
0.297% due 07/20/2046 ^•	90	71
2.607% due 06/25/2037 ~	147	136
5.500% due 10/25/2035 ^	18	16
5.500% due 02/25/2036 ^	38	31
6.000% due 01/25/2037 ^	308	311
6.000% due 02/25/2037 ^	535	292
6.000% due 05/25/2037 ^	441	277
6.250% due 12/25/2036 ^•	459	307
6.500% due 08/25/2037 ^	322	194
8.000% due 10/25/2036 ^	26	24

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 02/25/2037 ^	135	103
6.250% due 09/25/2036 ^	216	126

Countrywide Home Loan Reperforming REMIC Trust
0.426% due 06/25/2035 •	139	135

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	199	202

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.445% due 02/25/2036 ^þ	244	250

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.477% due 10/25/2033 ~	8	8

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	198	201
2.500% due 02/25/2052 ~	397	404

GSR Mortgage Loan Trust
2.789% due 05/25/2037 ^~	14	10

HarborView Mortgage Loan Trust
2.610% due 07/19/2035 ^~	3	3
2.623% due 02/25/2036 ^~	23	10

Impac Secured Assets Trust
2.808% due 07/25/2035 ~	55	52

IndyMac Mortgage Loan Trust
0.566% due 07/25/2035 •	7	7
2.881% due 12/25/2034 ~	4	4
2.998% due 06/25/2036 ~	189	191

JP Morgan Alternative Loan Trust
2.705% due 12/25/2036 ~	27	26
3.291% due 05/25/2037 ^~	244	229

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Trust
1.000% due 11/25/2051 «	$1,600	$1,640
2.285% due 02/25/2035 ~	3	3
2.483% due 10/25/2035 ^~	227	207
2.500% due 11/25/2051 «	2,300	2,363

JPMorgan Mortgage Trust
3.000% due 01/25/2052 ~	1,588	1,642

Lehman Mortgage Trust
6.000% due 09/25/2037 ^	104	105

Manhattan West Mortgage Trust
2.130% due 09/10/2039	800	817

Merrill Lynch Mortgage Investors Trust
0.506% due 02/25/2036 •	22	22
2.760% due 03/25/2036 ^~	84	54

Morgan Stanley Mortgage Loan Trust
0.986% due 02/25/2036 ^•	28	26
2.813% due 05/25/2036 ^~	160	121
3.193% due 09/25/2035 ^~	108	49

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	782	809
2.750% due 11/25/2059 ~	720	742

Prime Mortgage Trust
0.586% due 02/25/2035 •	138	136
6.000% due 06/25/2036 ^	35	34

Residential Accredit Loans, Inc. Trust
0.184% due 05/25/2037 •	350	343
0.226% due 01/25/2037 •	315	314
0.346% due 02/25/2037 •	123	138
0.426% due 12/25/2036 •	207	210
0.466% due 07/25/2036 •	281	289
0.486% due 11/25/2036 ^•	187	134
5.000% due 09/25/2036 ^	53	49

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	18	18

Structured Adjustable Rate Mortgage Loan Trust
0.406% due 10/25/2035 •	82	82
3.009% due 04/25/2036 ^~	128	97

Structured Asset Mortgage Investments Trust
0.486% due 05/25/2036 •	271	266
0.506% due 05/25/2036 •	29	26

Structured Asset Securities Corp.
0.366% due 01/25/2036 •	159	151

Structured Asset Securities Corp. Mortgage Loan Trust
0.376% due 10/25/2036 •	368	336

STWD Mortgage Trust
1.134% due 04/15/2034 •	800	804

SunTrust Adjustable Rate Mortgage Loan Trust
2.229% due 02/25/2037 ^~	115	109

Thornburg Mortgage Securities Trust
0.826% due 09/25/2034 •	22	23

WaMu Mortgage Pass-Through Certificates Trust
0.646% due 11/25/2045 •	67	67
0.866% due 10/25/2044 •	61	61
1.492% due 08/25/2042 •	4	4
3.114% due 12/25/2036 ^~	212	211
3.144% due 10/25/2036 ^~	382	374

Washington Mutual Mortgage Pass-Through Certificates Trust
0.246% due 02/25/2037 ^•	440	400
5.500% due 11/25/2035 ^	70	72
6.500% due 08/25/2035 ^	85	85

		19,710

	SHARES
PREFERRED SECURITIES 0.6%

AT&T, Inc.
2.875% due 03/02/2025 •(g)	400,000	470

Bank of America Corp.
5.875% due 03/15/2028 •(g)	600,000	686

Wells Fargo & Co.
3.900% due 03/15/2026 •(g)	800,000	825

		1,981

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	95

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 20.0%

Export-Import Bank of the U.S.
1.581% due 11/16/2024	$2,222	$2,255

Fannie Mae
0.486% due 06/25/2036 •	30	31
3.000% due 01/01/2022 - 03/01/2060	854	889
3.500% due 01/01/2059 (k)	1,030	1,123

Freddie Mac
0.446% due 01/15/2038 •	461	462
1.902% due 01/15/2038 ~(a)	461	29

Ginnie Mae
3.000% due 07/20/2046 - 05/20/2047	24	25

Uniform Mortgage-Backed Security
2.500% due 11/01/2050 - 02/01/2051	3,603	3,739
2.500% due 12/01/2050 (k)	1,277	1,323
3.000% due 02/01/2027 - 06/01/2051	531	566
3.500% due 01/01/2026 - 07/01/2050	902	963
4.000% due 01/01/2037 - 06/01/2050	598	643
4.500% due 05/01/2023 - 03/01/2044	198	217
5.000% due 08/01/2033 - 10/01/2041	87	97
5.500% due 07/01/2035 - 02/01/2041	99	115
6.000% due 06/01/2026 - 09/01/2039	351	398

Uniform Mortgage-Backed Security, TBA
2.000% due 10/01/2051	9,150	9,240
3.000% due 12/01/2051	800	835
3.500% due 11/01/2051	5,200	5,506
4.000% due 11/01/2051	29,565	31,712
4.500% due 10/01/2051	2,000	2,163

		62,331

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 9.4%

U.S. Treasury Bonds
1.375% due 11/15/2040		$200	$180
1.625% due 11/15/2050 (k)		2,400	2,157
1.875% due 02/15/2041 (k)(o)		6,300	6,165

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2030 (m)		532	588
0.500% due 01/15/2028 (k)(m)		4,869	5,454
2.500% due 01/15/2029 (k)(m)		4,895	6,273
3.875% due 04/15/2029 ((m)		664	927

U.S. Treasury Notes
2.875% due 04/30/2025 (k)(o)		7,100	7,652

			29,396

Total United States (Cost $147,222)			152,474

SHORT-TERM INSTRUMENTS 4.0%

REPURCHASE AGREEMENTS (j) 2.8%
			8,615

ISRAEL TREASURY BILLS 1.2%
(0.022)% due 11/30/2021 - 06/08/2022 (d)(e)	ILS	12,200	3,784

Total Short-Term Instruments (Cost $12,385)			12,399

Total Investments in Securities (Cost $405,014)			410,191

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%

PIMCO Short Asset Portfolio	21,722	$217

PIMCO Short-Term Floating NAV Portfolio III	147,404	1,454

Total Short-Term Instruments (Cost $1,671)		1,671

Total Investments in Affiliates (Cost $1,671)		1,671

Total Investments 132.2% (Cost $406,685)		$411,862

Financial Derivative Instruments (l)(n) 0.5% (Cost or Premiums, net $(955))		1,452

Other Assets and Liabilities, net (32.7)%		(101,732)

Net Assets 100.0%		$311,582

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

96	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	2.129%	11/24/2026	11/17/2020	$ 500	$508	0.16%
Deutsche Bank AG	3.035	05/28/2032	05/28/2021	300	305	0.10
Deutsche Bank AG	3.729	01/14/2032	01/20/2021 - 01/28/2021	902	930	0.30
Morgan Stanley	0.740	02/03/2023	01/30/2020	1,743	1,822	0.59
Oracle Corp.	2.875	03/25/2031	03/22/2021	1,098	1,133	0.36
Oracle Corp.	3.950	03/25/2051	03/22/2021	200	211	0.07

				$ 4,743	$4,909	1.58%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.010%	04/20/2021	TBD	(2)	GBP	1,718	United Kingdom Gilt 1.750% due 01/22/2049	$(2,199)	$2,315	$2,315
BRC	(0.250)	08/20/2021	TBD	(2)	PLN	22,567	Republic of Poland Government International Bond 2.750% due 10/25/2029	(5,868)	5,674	5,672
FICC	0.000	09/30/2021	10/01/2021		$	626	U.S. Treasury Notes 1.625% due 12/15/2022	(638)	626	626

Total Repurchase Agreements								$(8,705)	$8,615	$8,613

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
BRC	(0.520)%	08/19/2021	11/22/2021	EUR	(16,579)	$(19,192)
CIB	0.070	08/03/2021	10/05/2021	$	(13,468)	(13,469)
	0.070	09/14/2021	10/14/2021		(2,384)	(2,385)
RCY	0.070	09/23/2021	10/07/2021		(9,404)	(9,404)

Total Reverse Repurchase Agreements						$(44,450)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
Canada (0.5)%
Sovereign Issues (0.5)%
Canada Government International Bond	2.750%	12/01/2048	CAD	1,700	$(1,649)	$(1,579)

Poland (1.8)%
Sovereign Issues (1.8)%
Republic of Poland Government International Bond	2.750%	10/25/2029	PLN	20,100	(5,683)	(5,488)

United Kingdom (0.7)%
Sovereign Issues (0.7)%
United Kingdom Gilt	1.750%	01/22/2049	GBP	1,500	(2,175)	(2,193)

United States (10.4)%
U.S. Government Agencies (10.4)%
Uniform Mortgage-Backed Security, TBA	2.000%	11/01/2036	$	4,300	(4,422)	(4,423)
Uniform Mortgage-Backed Security, TBA	2.000	10/01/2051		21,200	(21,277)	(21,286)
Uniform Mortgage-Backed Security, TBA	2.500	12/01/2050		2,300	(2,375)	(2,362)
Uniform Mortgage-Backed Security, TBA	2.500	11/01/2051		1,800	(1,861)	(1,852)
Uniform Mortgage-Backed Security, TBA	2.500	11/01/2051		1,600	(1,640)	(1,643)
Uniform Mortgage-Backed Security, TBA	3.500	10/01/2036		300	(320)	(320)
Uniform Mortgage-Backed Security, TBA	4.000	10/01/2051		500	(535)	(536)

Total United States					(32,430)	(32,422)

Total Short Sales (13.4)%					$(41,937)	$(41,682)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	97

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$2,315	$0	$0	$0	$2,315	$(2,199)	$116
BRC	5,672	(19,192)	0	0	(13,520)	13,334	(186)
CIB	0	(15,854)	0	0	(15,854)	15,655	(199)
FICC	626	0	0	0	626	(639)	(13)
RCY	0	(9,404)	0	0	(9,404)	9,363	(41)

Master Securities Forward Transaction Agreement
JML	0	0	0	(5,488)	(5,488)	0	(5,488)
RYL	0	0	0	(2,193)	(2,193)	0	(2,193)
TDM	0	0	0	(1,579)	(1,579)	0	(1,579)

Total Borrowings and Other Financing Transactions	$8,613	$(44,450)	$0	$(9,260)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(19,192)	$0	$(19,192)
U.S. Government Agencies	0	(2,385)	0	0	(2,385)
U.S. Treasury Obligations	0	(22,873)	0	0	(22,873)

Total Borrowings	$0	$(25,258)	$(19,192)	$0	$(44,450)

Payable for reverse repurchase agreements					$(44,450)

(k)	Securities with an aggregate market value of $44,220 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(50,093) at a weighted average interest rate of (0.238%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Payable for short sales includes $153 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2022	8	$	1,997	$1	$0	$0
Call Options Strike @ EUR 113.4 on Eur-Schatz December 2021 Futures(1)	11/2021	317		2	(1)	0	0
Euro-BTP Italy Government Bond December Futures	12/2021	74		13,025	(168)	41	(43)
U.S. Treasury 5-Year Note December Futures	12/2021	99		12,151	(78)	8	0
U.S. Treasury 10-Year Note December Futures	12/2021	139		18,294	(250)	20	0
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2021	68		9,877	(195)	12	0

					$(691)	$81	$(43)

98	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note December Futures	12/2021	20	$	(1,684)	$2	$1	$0
Australia Government 10-Year Bond December Futures	12/2021	14		(1,432)	(1)	1	(2)
Call Options Strike @ EUR 174.000 on Euro-Bund November 2021 Futures(1)	10/2021	17		(1)	20	0	0
Canada Government 10-Year Bond December Futures	12/2021	15		(1,695)	46	4	0
Euro-Bobl December Futures	12/2021	92		(14,379)	68	7	(12)
Euro-Bund 10-Year Bond December Futures	12/2021	140		(27,540)	333	54	(47)
Euro-OAT France Government 10-Year Bond December Futures	12/2021	123		(23,644)	418	48	(45)
Euro-Schatz December Futures	12/2021	156		(20,276)	16	1	(1)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	9		(1,720)	75	1	0
United Kingdom Long Gilt December Futures	12/2021	47		(7,925)	245	32	(6)

					$1,222	$149	$(113)

Total Futures Contracts					$531	$230	$(156)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	12/20/2028	1.143%	EUR	700	$(9)	$1	$(8)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2022	0.102%	$	1,200	$19	$(6)	$13	$0	$0
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.188		300	3	(1)	2	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.358	EUR	1,400	55	1	56	2	0

							$77	$(6)	$71	$2	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.EM-32 5-Year Index	(1.000)%	Quarterly	12/20/2024	$	372	$(1)	$3	$2	$0	$0
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025		200	(19)	0	(19)	0	0
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026		400	(38)	1	(37)	0	0
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		2,300	0	(20)	(20)	1	0
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		17,700	(121)	(113)	(234)	10	0
CDX.IG-36 10-Year Index	(1.000)	Quarterly	06/20/2031		9,200	(48)	(52)	(100)	4	0
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	1,800	(32)	(10)	(42)	0	(1)
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029		900	(11)	(7)	(18)	0	0

						$(270)	$(198)	$(468)	$15	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-35 5-Year Index	1.000%	Quarterly	12/20/2025	$	100	$2	$1	$3	$0	$0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026		5,300	130	(1)	129	0	(2)
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		11,600	280	(1)	279	0	(5)

						$412	$(1)	$411	$0	$(7)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	99

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$84,600	$(28)	$6	$(22)	$0	$(2)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	26,900	0	(8)	(8)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	5,700	0	(2)	(2)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	17,900	1	(7)	(6)	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	14,800	0	(4)	(4)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	2,800	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	8,800	1	1	2	2	0

					$(26)	$(14)	$(40)	$3	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.010%	Annual	02/07/2023	GBP	12,000	$54	$25	$79	$4	$0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	03/16/2027		100	0	(2)	(2)	0	0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2032		4,900	19	(166)	(147)	0	(22)
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		900	(16)	97	81	13	0
Receive(7)	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	12/15/2051	JPY	70,000	8	7	15	0	(4)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031	SGD	3,100	(23)	72	49	7	0
Receive(7)	1-Day SGD-SIBCSORA Compounded-OIS	1.500	Semi-Annual	12/15/2031		600	(3)	4	1	1	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	10,100	5	21	26	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		24,100	(12)	73	61	0	0
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		13,400	7	28	35	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		7,100	3	15	18	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		10,000	5	20	25	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		11,200	(5)	33	28	0	0
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		130,700	83	(270)	(187)	0	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		26,200	5	(54)	(49)	0	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		21,800	(21)	45	24	0	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		38,600	(7)	(54)	(61)	0	0
Pay	1-Year BRL-CDI	7.197	Maturity	01/03/2022		51,590	0	(5)	(5)	0	(5)
Pay	1-Year BRL-CDI	6.745	Maturity	01/02/2025		3,500	34	(52)	(18)	0	(1)
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	3,400	23	(12)	11	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		1,200	13	(3)	10	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		2,100	45	(32)	13	0	0
Pay	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2026		600	(7)	(3)	(10)	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		4,700	26	(129)	(103)	0	(2)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		1,000	129	(63)	66	0	(5)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		1,000	97	(66)	31	0	(5)
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.500	Annual	09/15/2026	CHF	11,900	(23)	(66)	(89)	8	0
Pay	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024	NZD	250	0	(4)	(4)	0	0
Pay	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028		1,800	196	(100)	96	0	(1)
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	41,100	74	(32)	42	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	16,600	(330)	124	(206)	0	(1)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023		6,600	6	(4)	2	0	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		4,600	(126)	38	(88)	0	(1)
Receive(7)	3-Month USD-LIBOR	0.500	Semi-Annual	12/15/2023		1,600	(3)	3	0	0	0
Receive	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		3,900	(107)	27	(80)	0	(2)
Receive	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		4,550	(118)	32	(86)	0	(2)
Receive	3-Month USD-LIBOR	2.959	Semi-Annual	05/31/2025		6,900	(738)	130	(608)	0	(6)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		2,900	62	(45)	17	2	0
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		1,500	16	23	39	0	(1)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		8,040	(160)	(25)	(185)	8	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		1,700	(33)	(5)	(38)	2	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		46,400	(521)	280	(241)	0	(53)
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		10,500	(344)	(193)	(537)	16	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		900	(49)	3	(46)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		11,300	(1,076)	295	(781)	0	(21)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		2,500	(191)	66	(125)	0	(5)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		9,035	435	181	616	0	(21)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		5,100	486	(129)	357	0	(12)
Receive	3-Month USD-LIBOR	1.508	Semi-Annual	07/15/2031		500	(2)	2	0	0	(1)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	07/19/2031		500	(1)	8	7	0	(1)
Receive	3-Month USD-LIBOR	1.400	Semi-Annual	07/19/2031		1,400	(9)	24	15	0	(4)
Receive	3-Month USD-LIBOR	1.448	Semi-Annual	08/10/2031		1,300	(9)	19	10	0	(3)
Pay(7)	3-Month USD-LIBOR	1.950	Semi-Annual	10/04/2031		370	0	15	15	1	0
Receive(7)	3-Month USD-LIBOR	1.720	Semi-Annual	10/15/2031		1,500	0	(22)	(22)	0	(4)

100	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	3-Month USD-LIBOR	1.750%	Semi-Annual	12/15/2031	$	8,900	$211	$(93)	$118	$21	$(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		200	16	2	18	0	(1)
Pay	3-Month USD-LIBOR	1.854	Semi-Annual	05/15/2045		900	24	(17)	7	3	0
Receive	3-Month USD-LIBOR	1.325	Semi-Annual	12/02/2050		600	64	9	73	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		1,800	218	22	240	0	(5)
Pay	3-Month USD-LIBOR	1.460	Semi-Annual	02/02/2051		1,100	(81)	(20)	(101)	2	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		350	(65)	16	(49)	1	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		100	(18)	4	(14)	0	0
Receive	3-Month USD-LIBOR	1.935	Semi-Annual	06/22/2051		500	(4)	(8)	(12)	0	(1)
Receive	3-Month USD-LIBOR	1.968	Semi-Annual	06/23/2051		500	(4)	(12)	(16)	0	(1)
Pay(7)	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		3,200	247	(145)	102	9	0
Pay(7)	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		2,300	187	(99)	88	7	0
Receive(7)	3-Month USD-LIBOR	2.090	Semi-Annual	12/23/2051		500	0	(30)	(30)	0	(2)
Receive(7)	3-Month USD-LIBOR	1.620	Semi-Annual	01/27/2052		250	11	3	14	0	(1)
Pay	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2022	ZAR	7,300	24	(13)	11	0	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023		13,300	64	(26)	38	0	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	3,800	(29)	85	56	5	0
Receive	6-Month AUD-LIBOR	1.750	Semi-Annual	06/16/2031		150	0	(2)	(2)	0	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2027	EUR	18,400	(28)	(118)	(146)	2	0
Receive(7)	6-Month EUR-EURIBOR	0.190	Annual	01/27/2032		700	0	2	2	0	0
Receive(7)	6-Month EUR-EURIBOR	0.205	Annual	01/27/2032		900	0	0	0	0	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		36,000	735	(638)	97	0	(4)
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		300	(19)	14	(5)	0	0
Receive(7)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		150	13	10	23	1	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	03/16/2052		4,200	(175)	177	2	14	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		900	(21)	26	5	3	0
Pay(7)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		100	7	8	15	0	0
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	50,000	(5)	0	(5)	0	0
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		190,000	(4)	5	1	0	(10)
Receive	6-Month JPY-LIBOR	0.330	Semi-Annual	11/29/2049		37,000	16	0	16	0	(2)
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	3,100	(14)	3	(11)	0	0
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		5,300	(15)	9	(6)	0	0
Receive	6-Month NOK-NIBOR	1.500	Annual	03/10/2026		12,000	1	(3)	(2)	1	0
Pay	6-Month NOK-NIBOR	1.900	Annual	03/10/2031		6,400	0	9	9	0	(2)
Pay	6-Month PLN-WIBOR	1.588	Annual	08/20/2029	PLN	20,700	0	(188)	(188)	0	(27)
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	61,200	31	(234)	(203)	4	0
Receive	UKRPI	3.397	Maturity	11/15/2030	GBP	570	7	65	72	0	(6)
Receive	UKRPI	3.445	Maturity	11/15/2030		420	2	48	50	0	(5)
Receive	UKRPI	3.510	Maturity	11/15/2030		220	(2)	26	24	0	(2)
Pay	UKRPI	3.740	Maturity	03/15/2031		600	0	(44)	(44)	7	0
Pay	UKRPI	3.700	Maturity	04/15/2031		300	3	(28)	(25)	3	0
Pay	UKRPI	3.217	Maturity	11/15/2040		970	(58)	(205)	(263)	17	0
Pay	UKRPI	3.272	Maturity	11/15/2040		300	(11)	(64)	(75)	5	0
Pay	UKRPI	3.273	Maturity	11/15/2040		420	(15)	(89)	(104)	8	0
Pay	UKRPI	3.340	Maturity	11/15/2040		370	(2)	(80)	(82)	7	0
Receive	UKRPI	3.000	Maturity	11/15/2050		400	52	136	188	0	(11)
Receive	UKRPI	3.051	Maturity	11/15/2050		300	26	104	130	0	(8)
Receive	UKRPI	3.143	Maturity	11/15/2050		150	2	53	55	0	(4)

							$(712)	$(1,146)	$(1,858)	$183	$(278)

Total Swap Agreements							$(528)	$(1,364)	$(1,892)	$203	$(288)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$230	$203	$433	$0	$(156)	$(288)	$(444)

(m)

Securities with an aggregate market value of $2,521 and cash of $3,803 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	101

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021	NOK	27,090		$3,115	$16	$0
	10/2021	PEN	1,694		410	0	0
	10/2021		$2,749	CNH	17,799	9	0
	10/2021		2,920	DKK	18,543	0	(32)
	10/2021		26,212	GBP	19,385	0	(92)
	10/2021		279	ILS	896	0	(1)
	10/2021		2,106	MYR	8,808	0	(5)
	10/2021		1,525	PEN	6,177	0	(31)
	11/2021	GBP	19,385		$26,213	92	0
	11/2021		$3,114	NOK	27,090	0	(16)
	11/2021		305	PLN	1,160	0	(13)
	11/2021		254	RON	1,040	0	(12)
	11/2021		219	RUB	16,383	4	0
	11/2021		1,338	TWD	36,991	0	(5)
	12/2021	MYR	8,808		$2,100	5	0
	12/2021	SGD	984		723	0	(2)
	12/2021		$1,205	HKD	9,366	0	(1)
	12/2021		4,611	INR	342,719	0	(31)
	12/2021		2,706	KRW	3,163,586	0	(37)
	12/2021		379	RUB	28,288	4	0
	12/2021		69	ZAR	996	0	(4)
	01/2022	PEN	1,694		$409	1	0
	01/2022		$166	CZK	3,568	0	(3)
	02/2022		368	PLN	1,409	0	(14)
	03/2022	PEN	2,698		$651	5	0
	04/2022	DKK	17,297		2,732	28	0

BPS	10/2021	AUD	1,708		1,254	19	0
	10/2021	CAD	165		130	0	0
	10/2021	GBP	267		366	6	0
	10/2021	JPY	1,937,659		17,642	232	0
	10/2021	KRW	160,513		136	1	0
	10/2021		$1,636	CNH	10,606	7	0
	10/2021		189	DKK	1,200	0	(2)
	10/2021		765	GBP	559	0	(12)
	10/2021		1,561	NOK	13,795	17	0
	11/2021	IDR	689,880		$48	0	0
	11/2021	MXN	9,790		485	13	0
	12/2021	SGD	575		423	0	(1)
	12/2021		$76	HKD	595	0	0
	12/2021		938	MXN	19,326	0	(10)
	12/2021		152	ZAR	2,184	0	(9)

102	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	10/2021	CHF	140		$153	$3	$0
	11/2021		$194	RUB	14,487	4	0
	12/2021		939	THB	30,767	0	(30)

CBK	10/2021	AUD	6,784		$4,926	21	0
	10/2021	CAD	687		542	2	(2)
	10/2021	CHF	94		101	0	0
	10/2021	GBP	1,882		2,558	22	0
	10/2021	NZD	2,723		1,920	40	0
	10/2021	PEN	8,240		2,160	168	0
	10/2021		$1,255	DKK	7,975	0	(13)
	10/2021		1,495	EUR	1,265	0	(30)
	10/2021		3,485	MXN	71,269	0	(44)
	10/2021		410	PEN	1,694	0	0
	11/2021	GBP	124		$167	0	0
	11/2021	IDR	7,438,071		518	0	0
	11/2021	ILS	13,703		4,194	0	(59)
	11/2021		$236	HUF	69,466	0	(12)
	11/2021		110	PEN	450	0	(1)
	11/2021		272	RUB	20,092	2	0
	12/2021	PEN	4,985		$1,340	138	0
	12/2021		$912	CNH	5,924	2	0
	12/2021		251	RUB	18,647	2	0
	12/2021		183	ZAR	2,658	0	(9)
	01/2022	ILS	3,377		$1,031	0	(18)
	02/2022		4,401		1,361	0	(6)
	02/2022	PEN	1,002		261	20	0
	02/2022		$283	PLN	1,082	0	(11)
	03/2022	ILS	2,401		$726	0	(20)
	03/2022		$31	KZT	14,018	0	0
	04/2022	DKK	7,944		$1,255	13	0
	04/2022	ILS	500		154	0	(1)
	04/2022	PEN	9,178		2,413	222	0
	06/2022	ILS	1,699		524	0	(5)
	08/2022		913		282	0	(3)

FBF	11/2021		$117	RUB	8,718	2	0

GLM	10/2021	BRL	13,123		$2,451	41	0
	10/2021	DKK	2,090		334	8	0
	10/2021	KRW	1,723,663		1,459	4	0
	10/2021		$2,413	BRL	13,123	0	(3)
	10/2021		829	CNH	5,375	4	0
	10/2021		279	RUB	21,032	9	0
	11/2021		2,439	BRL	13,123	0	(40)
	11/2021		2,115	PEN	8,084	0	(162)
	11/2021		435	RON	1,819	0	(10)
	11/2021		204	RUB	15,227	3	0
	11/2021		711	TWD	19,615	0	(4)
	12/2021	SGD	736		$544	2	0
	12/2021		$915	CNH	5,947	3	0
	12/2021		639	IDR	9,193,365	0	(2)
	12/2021		610	RUB	45,395	5	0
	12/2021		141	ZAR	2,045	0	(7)
	01/2022	ILS	2,955		$905	0	(13)
	02/2022	CAD	397		329	15	0

HUS	10/2021	AUD	578		420	2	0
	10/2021	CAD	1,558		1,237	7	0
	10/2021	CNH	7,659		1,185	0	(2)
	10/2021	GBP	129		175	2	0
	10/2021	KRW	673,396		569	1	0
	10/2021	PEN	360		96	9	0
	10/2021		$697	EUR	595	0	(8)
	10/2021		1,217	NOK	10,560	0	(9)
	10/2021		73	RUB	5,468	2	0
	11/2021		282	BRL	1,533	0	(2)
	11/2021		1,185	CNH	7,678	2	0
	11/2021		470	COP	1,813,658	5	0
	11/2021		22	RUB	1,669	0	0
	12/2021	SGD	208		$155	2	0
	12/2021		$188	IDR	2,702,127	0	(1)
	12/2021		93	INR	6,970	0	0
	12/2021		185	ZAR	2,680	0	(9)
	04/2022		326	DKK	2,085	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	103

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	10/2021	DKK	15,995		$2,572	$81	$0
	10/2021	KRW	7,090		6	0	0
	10/2021		$227	CZK	4,848	0	(5)
	10/2021		35	EUR	30	0	(1)
	10/2021		71	ILS	226	0	0
	11/2021		558	IDR	8,018,921	0	(1)
	12/2021	SGD	1,433		$1,059	5	(1)
	12/2021		$661	PHP	31,913	0	(42)
	12/2021		797	THB	26,174	0	(24)
	03/2022		79	KZT	35,421	1	0
	09/2022		847	VND	19,472,625	0	(1)

MYI	10/2021	AUD	1,256		$914	6	0
	10/2021	DKK	27,362		4,402	140	0
	10/2021		$8,153	DKK	51,853	0	(76)
	10/2021		315	NOK	2,735	0	(2)
	10/2021		1,889	NZD	2,723	0	(10)
	11/2021	NZD	2,723		$1,889	10	0
	11/2021		$83	HUF	24,630	0	(4)
	11/2021		183	IDR	2,624,957	0	0
	11/2021		575	PLN	2,184	0	(26)
	11/2021		373	TWD	10,271	0	(3)
	04/2022	DKK	51,658		$8,153	77	0

RBC	10/2021		$55	GBP	40	0	(1)

SCX	10/2021	EUR	29,098		$34,370	665	0
	10/2021	GBP	18,728		25,665	431	0
	10/2021	MYR	8,808		2,117	16	0
	10/2021		$220	CAD	279	0	0
	10/2021		659	RUB	49,280	17	0
	11/2021	EUR	27,208		$31,550	16	0
	11/2021	IDR	3,765,530		262	0	0
	11/2021	JPY	1,937,659		17,370	0	(44)
	12/2021		$1,080	CNH	7,022	3	0
	12/2021		388	IDR	5,577,828	0	(2)
	12/2021		3,445	INR	255,439	0	(31)
	12/2021		1,269	KRW	1,478,384	0	(22)
	12/2021		212	KZT	92,315	1	0
	12/2021		669	SGD	885	0	(17)
	12/2021		206	ZAR	2,945	0	(12)

SOG	10/2021	DKK	32,565		$5,239	166	0
	11/2021		$90	HUF	26,294	0	(5)

SSB	10/2021		2,492	BRL	13,123	0	(82)

TOR	10/2021	CAD	4,336		$3,431	8	0
	10/2021		$4,877	AUD	6,730	0	(11)
	10/2021		5,325	CAD	6,746	1	0
	11/2021	AUD	6,730		$4,877	11	0
	11/2021	CAD	6,746		5,325	0	(1)
	12/2021	MXN	15,030		745	24	0
	12/2021		$983	CNH	6,372	0	0
	12/2021		194	IDR	2,795,184	0	(1)

UAG	10/2021		220	RUB	16,549	7	0
	11/2021		210		15,754	4	0
	12/2021		224	ZAR	3,249	0	(10)

Total Forward Foreign Currency Contracts						$2,936	$(1,304)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	01/25/2022	4,500	$57	$23

NGF	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400	01/25/2022	4,000	49	20

							$106	$43

104	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

OPTIONS ON EXCHANGE-TRADED FUNDS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/23/2025	$ 97.000	05/23/2025	600	$45	$79

Total Purchased Options					$151	$122

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000%	11/17/2021	200	$ (1)	$ 0
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	300	(1)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	11/17/2021	500	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	11/17/2021	400	0	0

BPS	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	200	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	400	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	900	(1)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	700	(1)	0

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	1,200	(1)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	10/20/2021	400	(2)	0
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	3.750	01/19/2022	400	(2)	(3)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	2,300	(2)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	11/17/2021	700	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	700	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	4,100	(5)	(3)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.750	01/19/2022	700	(1)	(1)

CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	300	(1)	0
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	500	(3)	(3)

DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	500	(2)	(1)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	200	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	500	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	900	(1)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	1,900	(2)	(1)

FBF	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	500	(2)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	500	(1)	0

GST	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	10/20/2021	300	(1)	0
	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	200	(1)	(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	300	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	500	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	11/17/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	800	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.725	01/19/2022	900	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	01/19/2022	1,100	(1)	(1)

JPM	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	500	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	700	(1)	(1)

MYC	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000	11/17/2021	200	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	1,600	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	1,900	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	400	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	1,100	(1)	(1)

						$ (49)	$ (30)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC EUR versus CHF	CHF	1.067	12/01/2021	97	$(1)	$0
	Call - OTC EUR versus CHF		1.100	12/01/2021	97	(1)	0

DUB	Put - OTC EUR versus CHF		1.070	11/03/2021	504	(1)	(1)
	Call - OTC EUR versus CHF		1.100	11/03/2021	504	(1)	0

GLM	Call - OTC USD versus CAD	CAD	1.265	02/11/2022	1,702	(17)	(29)

UAG	Put - OTC EUR versus CHF	CHF	1.070	10/29/2021	359	(1)	(1)
	Call - OTC EUR versus CHF		1.098	10/29/2021	359	(1)	0
	Put - OTC EUR versus CHF		1.070	11/23/2021	370	(1)	(1)
	Call - OTC EUR versus CHF		1.100	11/23/2021	370	(1)	(1)

						$(25)	$(33)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	105

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451%	05/23/2025	600	$ (45)	$ (83)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	3,200	(4)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	3,200	(4)	(21)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	5,100	(23)	0

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	3,400	(5)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	3,400	(5)	(23)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	1,400	(37)	(11)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	6,800	(31)	0

RYL	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	17,400	(23)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	17,400	(22)	(116)

							$ (199)	$ (255)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	1-Month USD-LIBOR	10/07/2022	6,250	$(6)	$(1)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	1-Month USD-LIBOR	10/08/2022	3,500	(4)	0

						$(10)	$(1)

Total Written Options						$(283)	$(319)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.028%	$	200	$(7)	$5	$0	$(2)

BPS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.093		1,500	(37)	13	0	(24)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		700	(13)	2	0	(11)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.028		700	(24)	19	0	(5)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.093		1,800	(45)	16	0	(29)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.028		1,200	(42)	33	0	(9)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		1,300	(25)	6	0	(19)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.028		1,700	(59)	46	0	(13)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.093		700	(18)	7	0	(11)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.093		900	(22)	8	0	(14)

								$(292)	$155	$0	$(137)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.536%	$	400	$(10)	$17	$7	$0

BRC	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.536		200	(5)	9	4	0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.536		400	(10)	17	7	0

GST	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	12/20/2026	0.438		700	21	(1)	20	0

								$(4)	$42	$38	$0

106	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	2,700	$	2,034	$13	$(10)	$3	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		2,800		1,932	1	5	6	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		2,700		1,863	(10)	6	0	(4)

									$4	$1	$9	$(4)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	3-Month MYR-KLIBOR	3.000%	Quarterly	06/16/2031	MYR	1,200	$(1)	$5	$4	$0

CBK	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	06/16/2031		3,800	0	12	12	0
	Pay	6-Month THB-THBFIX	2.810	Semi-Annual	05/18/2037	THB	29,000	0	86	86	0

JPM	Receive	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	02/11/2029	COP	7,400	0	0	0	0

NGF	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	06/16/2031	MYR	6,300	(2)	22	20	0

								$(3)	$125	$122	$0

Total Swap Agreements								$(295)	$323	$169	$(141)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$0	$0	$3	$3	$0	$0	$0	$0	$3	$0	$3
BOA	164	0	7	171	(299)	(2)	(2)	(303)	(132)	0	(132)
BPS	295	79	4	378	(34)	(85)	(24)	(143)	235	(280)	(45)
BRC	7	0	4	11	(30)	(29)	(45)	(104)	(93)	0	(93)
CBK	652	0	111	763	(234)	(3)	(9)	(246)	517	(580)	(63)
DUB	0	0	0	0	0	(5)	0	(5)	(5)	(20)	(25)
FBF	2	0	0	2	0	(2)	0	(2)	0	0	0
GLM	94	23	0	117	(241)	(63)	(4)	(308)	(191)	0	(191)
GST	0	0	20	20	0	(5)	(32)	(37)	(17)	265	248
HUS	32	0	0	32	(31)	0	(11)	(42)	(10)	0	(10)
JPM	87	0	0	87	(75)	(1)	(14)	(90)	(3)	0	(3)
MYC	0	0	0	0	0	(4)	0	(4)	(4)	(340)	(344)
MYI	233	0	0	233	(121)	0	0	(121)	112	0	112
NGF	0	20	20	40	0	0	0	0	40	0	40
RBC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
RYL	0	0	0	0	0	(117)	0	(117)	(117)	0	(117)
SCX	1,149	0	0	1,149	(128)	0	0	(128)	1,021	(1,010)	11
SOG	166	0	0	166	(5)	0	0	(5)	161	0	161
SSB	0	0	0	0	(82)	0	0	(82)	(82)	0	(82)
TOR	44	0	0	44	(13)	0	0	(13)	31	0	31
UAG	11	0	0	11	(10)	(3)	0	(13)	(2)	0	(2)

Total Over the Counter	$2,936	$122	$169	$3,227	$(1,304)	$(319)	$(141)	$(1,764)

(o)

Securities with an aggregate market value of $265 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	107

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$230	$230
Swap Agreements	0	17	0	0	186	203

	$0	$17	$0	$0	$416	$433

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,936	$0	$2,936
Purchased Options	0	0	0	0	122	122
Swap Agreements	0	38	0	9	122	169

	$0	$38	$0	$2,945	$244	$3,227

	$0	$55	$0	$2,945	$660	$3,660

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$156	$156
Swap Agreements	0	8	0	0	280	288

	$0	$8	$0	$0	$436	$444

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,304	$0	$1,304
Written Options	0	30	0	33	256	319
Swap Agreements	0	137	0	4	0	141

	$0	$167	$0	$1,341	$256	$1,764

	$0	$175	$0	$1,341	$692	$2,208

108	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	141	141
Swap Agreements	0	(85)	0	0	(1,097)	(1,182)

	$0	$(85)	$0	$0	$(954)	$(1,039)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,853	$0	$3,853
Purchased Options	0	0	0	0	31	31
Written Options	0	92	0	38	377	507
Swap Agreements	0	(24)	0	0	(17)	(41)

	$0	$68	$0	$3,891	$391	$4,350

	$0	$(17)	$0	$3,891	$(563)	$3,311

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,111	$1,111
Swap Agreements	0	(189)	0	0	(1,355)	(1,544)

	$0	$(189)	$0	$0	$(244)	$(433)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,807)	$0	$(1,807)
Purchased Options	0	0	0	0	(163)	(163)
Written Options	0	(25)	0	(12)	(135)	(172)
Swap Agreements	0	35	0	(408)	35	(338)

	$0	$10	$0	$(2,227)	$(263)	$(2,480)

	$0	$(179)	$0	$(2,227)	$(507)	$(2,913)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$41	$0	$41
Australia
Non-Agency Mortgage-Backed Securities	0	259	0	259
Sovereign Issues	0	10,406	0	10,406
Brazil
Corporate Bonds & Notes	0	3,011	0	3,011
Canada
Corporate Bonds & Notes	0	814	0	814
Non-Agency Mortgage-Backed Securities	0	256	0	256
Sovereign Issues	0	2,228	0	2,228
Cayman Islands
Asset-Backed Securities	0	14,679	0	14,679
Corporate Bonds & Notes	0	3,962	0	3,962
Non-Agency Mortgage-Backed Securities	0	401	0	401
Chile
Corporate Bonds & Notes	0	1,145	0	1,145
Sovereign Issues	0	748	0	748
China
Sovereign Issues	0	26,371	0	26,371
Czech Republic
Sovereign Issues	0	276	0	276
Denmark
Corporate Bonds & Notes	0	11,628	0	11,628
Dominican Republic
Sovereign Issues	0	536	0	536
France
Corporate Bonds & Notes	0	1,888	0	1,888
Sovereign Issues	0	4,126	0	4,126

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Germany
Corporate Bonds & Notes	$0	$8,329	$0	$8,329
Guatemala
Sovereign Issues	0	228	0	228
Hong Kong
Corporate Bonds & Notes	0	211	0	211
Hungary
Sovereign Issues	0	493	0	493
India
Corporate Bonds & Notes	0	2,246	0	2,246
Indonesia
Corporate Bonds & Notes	0	963	0	963
Sovereign Issues	0	1,484	0	1,484
Ireland
Asset-Backed Securities	0	2,950	0	2,950
Corporate Bonds & Notes	0	622	0	622
Israel
Sovereign Issues	0	7,242	0	7,242
Italy
Corporate Bonds & Notes	0	4,965	0	4,965
Sovereign Issues	0	22,058	0	22,058
Japan
Corporate Bonds & Notes	0	2,055	0	2,055
Sovereign Issues	0	16,971	0	16,971
Luxembourg
Corporate Bonds & Notes	0	3,848	0	3,848
Malaysia
Corporate Bonds & Notes	0	662	0	662
Sovereign Issues	0	3,123	0	3,123

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	109

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Mexico
Corporate Bonds & Notes	$0	$1,136	$0	$1,136
Multinational
Corporate Bonds & Notes	0	309	0	309
Netherlands
Asset-Backed Securities	0	2,204	0	2,204
Corporate Bonds & Notes	0	1,555	0	1,555
Non-Agency Mortgage-Backed Securities	0	351	0	351
Preferred Securities	0	175	0	175
New Zealand
Sovereign Issues	0	330	0	330
Peru
Corporate Bonds & Notes	0	285	0	285
Sovereign Issues	0	3,751	0	3,751
Philippines
Sovereign Issues	0	469	0	469
Qatar
Corporate Bonds & Notes	0	899	0	899
Sovereign Issues	0	2,751	0	2,751
Romania
Sovereign Issues	0	2,011	0	2,011
Russia
Sovereign Issues	0	3,382	0	3,382
Saudi Arabia
Corporate Bonds & Notes	0	405	0	405
Sovereign Issues	0	2,509	0	2,509
Serbia
Sovereign Issues	0	2,227	0	2,227
Singapore
Corporate Bonds & Notes	0	1,451	0	1,451
Sovereign Issues	0	3,680	0	3,680
South Africa
Sovereign Issues	0	791	0	791
South Korea
Sovereign Issues	0	2,909	0	2,909
Spain
Corporate Bonds & Notes	0	669	0	669
Sovereign Issues	0	964	0	964
Switzerland
Corporate Bonds & Notes	0	5,046	0	5,046
United Arab Emirates
Sovereign Issues	0	229	0	229
United Kingdom
Corporate Bonds & Notes	0	21,714	0	21,714
Non-Agency Mortgage-Backed Securities	0	13,619	0	13,619
Preferred Securities	0	359	0	359
Sovereign Issues	0	7,913	0	7,913

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
United States
Asset-Backed Securities	$0	$15,329	$0	$15,329
Corporate Bonds & Notes	0	23,312	0	23,312
Loan Participations and Assignments	0	301	0	301
Municipal Bonds & Notes	0	114	0	114
Non-Agency Mortgage-Backed Securities	0	15,707	4,003	19,710
Preferred Securities	0	1,981	0	1,981
U.S. Government Agencies	0	62,331	0	62,331
U.S. Treasury Obligations	0	29,396	0	29,396
Short-Term Instruments
Repurchase Agreements	0	8,615	0	8,615
Israel Treasury Bills	0	3,784	0	3,784

	$0	$406,188	$4,003	$410,191

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,671	$0	$0	$1,671

Total Investments	$1,671	$406,188	$4,003	$411,862

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(1,579)	$0	$(1,579)
Poland
Sovereign Issues	0	(5,488)	0	$(5,488)
United Kingdom
Sovereign Issues	0	(2,193)	0	$(2,193)
United States
U.S. Government Agencies	0	(32,422)	0	$(32,422)

	$0	$(41,682)	$0	$(41,682)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	189	244	0	433
Over the counter	0	3,227	0	3,227

	$189	$3,471	$0	$3,660

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(156)	(288)	0	(444)
Over the counter	0	(1,764)	0	(1,764)

	$(156)	$(2,052)	$0	$(2,208)

Total Financial Derivative Instruments	$33	$1,419	$0	$1,452

Totals	$1,704	$365,925	$4,003	$371,632

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021(1)
Investments in Securities, at Value
United States
Non-Agency Mortgage-Backed Securities	$0	$4,025	$0	$0	$0	$(22)	$0	$0	$4,003	$(22)

Totals	$0	$4,025	$0	$0	$0	$(22)	$0	$0	$4,003	$(22)

110	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs		Input Value(s)	Weighted Average
Investments in Securities, at Value
United States
Non-Agency Mortgage-Backed Securities	$4,003	Proxy Pricing	Base Price	%	103.188-103.219	103.206

Total	$4,003

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	111

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 122.8%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$81	$27
1.125% due 07/09/2035 þ		54	17
36.162% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	5,220	29

Autonomous City of Buenos Aires
39.149% (BADLARPP + 5.000%) due 01/23/2022 ~		910	5

Provincia de Buenos Aires
37.896% due 04/12/2025		840	4

Total Argentina (Cost $368)			82

AUSTRALIA 3.8%

CORPORATE BONDS & NOTES 0.4%

SGSP Australia Assets Pty. Ltd.
3.300% due 04/09/2023		$700	728

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
1.013% due 09/05/2057 •		176	176

SOVEREIGN ISSUES 3.3%

Australia Government International Bond
0.500% due 09/21/2026	AUD	7,400	5,278
1.000% due 11/21/2031		300	207
1.750% due 06/21/2051		200	126
2.500% due 05/21/2030		500	396

Northern Territory Treasury Corp.
2.000% due 04/21/2031		300	218

Treasury Corp. of Victoria
4.250% due 12/20/2032		400	357

			6,582

Total Australia (Cost $7,428)			7,486

CANADA 0.9%

CORPORATE BONDS & NOTES 0.6%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$169	173

Enbridge, Inc.
0.625% (US0003M + 0.500%) due 02/18/2022 ~		600	601

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	400	513

			1,287

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	190	154

SOVEREIGN ISSUES 0.2%

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		492	498

Total Canada (Cost $1,867)			1,939

CAYMAN ISLANDS 5.7%

ASSET-BACKED SECURITIES 4.4%

Apidos CLO
1.090% due 07/18/2029 •		$500	500

Arch Street CLO Ltd.
1.134% due 10/20/2028 •		406	407

Ares CLO Ltd.
1.177% due 04/18/2031 •		500	502

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CARLYLE U.S. CLO Ltd.
1.134% due 04/20/2031 •		$500	$500

CIFC Funding Ltd.
1.075% due 10/24/2030 •		500	500

LCM LP
1.134% due 07/20/2030 •		500	500
1.174% due 10/20/2027 •		402	402

Marble Point CLO Ltd.
1.166% due 10/15/2030 •		300	300

MP CLO Ltd.
1.024% due 10/18/2028 •		496	497

Palmer Square Loan Funding Ltd.
0.971% due 07/20/2029 •		500	499
1.025% due 11/15/2026 •		175	175

Sound Point CLO Ltd.
1.105% due 07/25/2030 •		500	500

Steele Creek CLO Ltd.
1.031% due 05/21/2029 •		465	465

STWD Ltd.
1.284% due 04/18/2038 •		500	501

THL Credit Wind River Clo Ltd.
1.164% due 04/15/2031 •		500	500

Tralee CLO Ltd.
1.244% due 10/20/2028 •		654	655

Venture CLO Ltd.
1.006% due 04/15/2027 •		164	164
1.234% due 01/20/2029 •		400	400

Vibrant CLO Ltd.
1.072% due 06/20/2029 •		500	500

Zais CLO Ltd.
1.276% due 04/15/2028 •		173	174

			8,641

CORPORATE BONDS & NOTES 0.9%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		776	764

QNB Finance Ltd.
1.275% (SOFRRATE + 1.225%) due 02/12/2022 ~		300	301

S.A. Global Sukuk Ltd.
2.694% due 06/17/2031		200	202

Sands China Ltd.
5.125% due 08/08/2025		200	216
5.400% due 08/08/2028		200	221

			1,704

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

GPMT Ltd.
1.337% due 07/16/2035 •		436	437

MF1 Multifamily Housing Mortgage Loan Trust
1.014% due 07/15/2036 •		300	300

			737

Total Cayman Islands (Cost $11,050)			11,082

CHINA 10.0%

CORPORATE BONDS & NOTES 0.2%

Industrial & Commercial Bank of China Ltd.
0.874% (US0003M + 0.750%) due 12/21/2021 ~		$300	300

New Metro Global Ltd.
7.500% due 12/16/2021		200	200

			500

SOVEREIGN ISSUES 9.8%

China Development Bank
3.050% due 08/25/2026	CNY	3,200	495
4.040% due 04/10/2027		23,700	3,830
4.240% due 08/24/2027		27,000	4,411

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

China Government International Bond
2.850% due 06/04/2027	CNY	31,400	$4,869
3.020% due 10/22/2025		5,400	847
3.280% due 12/03/2027		30,800	4,915

			19,367

Total China (Cost $18,847)			19,867

DENMARK 3.7%

CORPORATE BONDS & NOTES 3.7%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	19,285	2,807

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		4,416	642

Nykredit Realkredit A/S
1.000% due 10/01/2050		26,419	3,863

Total Denmark (Cost $7,430)			7,312

FRANCE 5.9%

CORPORATE BONDS & NOTES 0.1%

BNP Paribas S.A.
2.159% due 09/15/2029 •		$200	198

SOVEREIGN ISSUES 5.8%

France Government International Bond
0.750% due 05/25/2052	EUR	600	662
2.000% due 05/25/2048		3,600	5,358
3.250% due 05/25/2045 (k)		3,000	5,400

			11,420

Total France (Cost $8,870)			11,618

GERMANY 2.9%

CORPORATE BONDS & NOTES 2.9%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	600	732
1.750% due 01/17/2028		200	245
2.625% due 12/16/2024	GBP	100	140
2.625% due 02/12/2026	EUR	400	507
3.035% due 05/28/2032 •(i)		$400	406
3.547% due 09/18/2031 •		200	214
3.700% due 05/30/2024		300	320
3.729% due 01/14/2032 •(i)		200	207
3.950% due 02/27/2023		300	314
3.961% due 11/26/2025 •		600	649

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		500	546

Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	1,500	1,133

Volkswagen Financial Services AG
0.750% due 10/14/2021	EUR	200	232

Total Germany (Cost $5,634)			5,645

HUNGARY 0.1%

SOVEREIGN ISSUES 0.1%

Hungary Government International Bond
2.125% due 09/22/2031		$200	197

Total Hungary (Cost $197)			197

INDIA 0.3%

CORPORATE BONDS & NOTES 0.2%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$300	306

112	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Export-Import Bank of India
1.152% (US0003M + 1.020%) due 03/28/2022 ~(i)		$300	$301

Total India (Cost $601)			607

IRELAND 1.0%

ASSET-BACKED SECURITIES 1.0%

Accunia European CLO DAC
0.950% due 07/15/2030 •	EUR	246	285

Babson Euro CLO DAC
0.271% due 10/25/2029 •		167	193

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •		350	407

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •		250	290

Dorchester Park CLO DAC
1.034% due 04/20/2028 •		$351	351

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	370	428

Total Ireland (Cost $1,961)			1,954

ISRAEL 2.1%

SOVEREIGN ISSUES 2.1%

Israel Government International Bond
0.020% (MAKA5DAY) due 11/30/2021 ~	ILS	6,000	1,861
0.750% due 07/31/2022		1,500	468
3.800% due 05/13/2060		$400	445
4.125% due 01/17/2048		200	241
5.500% due 01/31/2022	ILS	3,900	1,232

Total Israel (Cost $4,111)			4,247

ITALY 4.3%

CORPORATE BONDS & NOTES 1.5%

Banca Carige SpA
0.951% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	700	813
1.151% due 10/25/2021 •		700	811

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		300	362
2.625% due 04/28/2025		200	238

UniCredit SpA
7.830% due 12/04/2023		$600	687

			2,911

SOVEREIGN ISSUES 2.8%

Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024	EUR	1,300	1,583
1.850% due 07/01/2025		1,500	1,862

Italy Government International Bond
6.000% due 08/04/2028	GBP	1,200	2,047

			5,492

Total Italy (Cost $7,909)			8,403

JAPAN 7.5%

CORPORATE BONDS & NOTES 0.9%

Central Nippon Expressway Co. Ltd.
2.849% due 03/03/2022		$800	808

Mizuho Financial Group, Inc.
0.759% (US0003M + 0.630%) due 05/25/2024 ~		600	604

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		200	225

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ORIX Corp.
3.250% due 12/04/2024		$100	$107

			1,744

SOVEREIGN ISSUES 6.6%

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	222,631	2,056
0.100% due 06/20/2031		740,000	6,672
0.500% due 03/20/2049		200,000	1,742
0.700% due 12/20/2048		90,000	827
1.400% due 09/20/2034		160,000	1,660

			12,957

Total Japan (Cost $14,581)			14,701

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		$300	312
5.250% due 05/23/2023 (h)		300	316

Total Luxembourg (Cost $616)			628

MALAYSIA 1.1%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.500% due 04/21/2030		$200	217

SOVEREIGN ISSUES 1.0%

Malaysia Government International Bond
3.733% due 06/15/2028	MYR	4,800	1,181
3.828% due 07/05/2034		1,000	237
4.642% due 11/07/2033		2,000	515

			1,933

Total Malaysia (Cost $2,185)			2,150

MULTINATIONAL 0.4%

CORPORATE BONDS & NOTES 0.4%

Preferred Term Securities Ltd.
0.616% (US0003M + 0.500%) due 03/23/2035 ~		$880	825

Total Multinational (Cost $685)			825

NETHERLANDS 1.9%

ASSET-BACKED SECURITIES 0.5%

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	250	288

Jubilee CLO BV
0.610% due 04/15/2030 •		400	463
0.650% due 04/15/2031 •		250	290

			1,041

CORPORATE BONDS & NOTES 1.3%

Cooperatieve Rabobank UA
0.992% (US0003M + 0.860%) due 09/26/2023 ~		$600	609
3.875% due 09/26/2023		800	853

Enel Finance International NV
1.875% due 07/12/2028		200	199
2.650% due 09/10/2024		300	314

JT International Financial Services BV
3.500% due 09/28/2023		500	530

			2,505

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

Stichting AK Rabobank Certificaten
19.437% due 12/29/2049 þ(g)		105,050	$175

Total Netherlands (Cost $3,621)			3,721

		PRINCIPAL AMOUNT (000S)
PERU 1.3%

SOVEREIGN ISSUES 1.3%

Peru Government International Bond
1.862% due 12/01/2032		$100	91
5.350% due 08/12/2040	PEN	300	58
5.940% due 02/12/2029		5,100	1,238
6.350% due 08/12/2028		4,600	1,149

Total Peru (Cost $3,118)			2,536

QATAR 2.1%

CORPORATE BONDS & NOTES 0.3%

Qatar Petroleum
1.375% due 09/12/2026		$200	199
2.250% due 07/12/2031		200	198
3.125% due 07/12/2041		200	200

			597

SOVEREIGN ISSUES 1.8%

Qatar Government International Bond
3.375% due 03/14/2024		300	319
4.000% due 03/14/2029		1,200	1,366
4.400% due 04/16/2050		200	245
4.500% due 04/23/2028		1,200	1,402
4.817% due 03/14/2049		200	258

			3,590

Total Qatar (Cost $3,700)			4,187

ROMANIA 0.4%

SOVEREIGN ISSUES 0.4%

Romania Government International Bond
1.750% due 07/13/2030	EUR	200	227
2.000% due 04/14/2033		100	111
2.750% due 04/14/2041		100	108
2.875% due 04/13/2042		300	325

Total Romania (Cost $819)			771

SAUDI ARABIA 1.2%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$200	202

SOVEREIGN ISSUES 1.1%

Saudi Government International Bond
4.000% due 04/17/2025		1,500	1,644
4.375% due 04/16/2029		200	231
4.625% due 10/04/2047		300	353

			2,228

Total Saudi Arabia (Cost $2,284)			2,430

SERBIA 0.2%

SOVEREIGN ISSUES 0.2%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	100	112
2.050% due 09/23/2036		200	218

Total Serbia (Cost $343)			330

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	113

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SINGAPORE 1.1%

CORPORATE BONDS & NOTES 0.3%

BOC Aviation Ltd.
3.500% due 09/18/2027		$300	$319

DBS Bank Ltd.
3.300% due 11/27/2021		200	201

			520

SOVEREIGN ISSUES 0.8%

Singapore Government International Bond
1.625% due 07/01/2031	SGD	700	518
1.875% due 10/01/2051 (b)		600	437
2.250% due 08/01/2036		100	77
2.375% due 07/01/2039		200	158
2.750% due 04/01/2042		300	250
3.375% due 09/01/2033		100	86

			1,526

Total Singapore (Cost $2,043)			2,046

SLOVENIA 0.9%

SOVEREIGN ISSUES 0.9%

Slovenia Government International Bond
5.250% due 02/18/2024		$1,584	1,762

Total Slovenia (Cost $1,594)			1,762

SPAIN 0.2%

CORPORATE BONDS & NOTES 0.1%

Banco Santander S.A.
1.849% due 03/25/2026		$200	203

SOVEREIGN ISSUES 0.1%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	100	155

Spain Government International Bond
0.250% due 07/30/2024		100	118

			273

Total Spain (Cost $444)			476

SWITZERLAND 1.3%

CORPORATE BONDS & NOTES 1.3%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$1,000	1,097

Credit Suisse Group AG
3.800% due 06/09/2023		600	632

UBS AG
5.125% due 05/15/2024 (h)		200	219
7.625% due 08/17/2022 (h)		600	636

Total Switzerland (Cost $2,450)			2,584

UNITED ARAB EMIRATES 0.3%

CORPORATE BONDS & NOTES 0.2%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$400	406

SOVEREIGN ISSUES 0.1%

Emirate of Abu Dhabi Government International Bond
3.875% due 04/16/2050		200	229

Total United Arab Emirates (Cost $591)			635

UNITED KINGDOM 11.7%

CORPORATE BONDS & NOTES 6.8%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$1,900	2,037

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays PLC
1.744% (US0003M + 1.625%) due 01/10/2023 ~		$600	$602
6.125% due 12/15/2025 •(g)(h)		300	332
7.875% due 03/15/2022 •(g)(h)		300	308
8.000% due 06/15/2024 •(g)(h)		200	226

British Telecommunications PLC
9.625% due 12/15/2030		400	613

Frontier Finance PLC
8.000% due 03/23/2022	GBP	188	258

HSBC Holdings PLC
3.803% due 03/11/2025 •		$600	640
3.973% due 05/22/2030 •		400	442
4.041% due 03/13/2028 •		200	221
4.583% due 06/19/2029 •		400	454

John Lewis PLC
6.125% due 01/21/2025	GBP	100	151

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024		300	413

Lloyds Banking Group PLC
4.650% due 03/24/2026		$500	562
7.625% due 06/27/2023 •(g)(h)	GBP	200	291

Nationwide Building Society
3.766% due 03/08/2024 •		$300	313

Natwest Group PLC
3.875% due 09/12/2023		300	318
5.076% due 01/27/2030 •		700	827
5.125% due 05/12/2027 •(g)(h)	GBP	500	724

Reckitt Benckiser Treasury Services PLC
0.689% (US0003M + 0.560%) due 06/24/2022 ~		$500	502

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(g)(h)	GBP	500	742
7.375% due 06/24/2022 •(g)(h)		300	419

Standard Chartered PLC
2.678% due 06/29/2032 •		$500	498
3.785% due 05/21/2025 •		500	533

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	280	483

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		400	559

			13,468

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.3%

Avon Finance PLC
0.950% due 09/20/2048 •		346	468

Eurosail PLC
1.017% due 06/13/2045 •		630	848

Hawksmoor Mortgages
1.100% due 05/25/2053 •		678	917

Ripon Mortgages PLC
0.868% due 08/20/2056 •		1,342	1,812

Stanlington PLC
1.067% due 06/12/2046 •		607	820

Stratton Mortgage Funding PLC
0.950% due 07/20/2060 •		649	879

Towd Point Mortgage Funding
0.950% due 07/20/2045 •		832	1,126

Towd Point Mortgage Funding PLC
0.950% due 07/20/2045 •		416	563
1.097% due 10/20/2051 •		483	657

Uropa Securities PLC
0.263% due 06/10/2059 •		180	236
0.413% due 06/10/2059 •		49	64
0.613% due 06/10/2059 •		38	51
0.813% due 06/10/2059 •		41	54

			8,495

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		1,110	293

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.5%

United Kingdom Gilt
0.625% due 10/22/2050	$900	$993

Total United Kingdom (Cost $22,104)		23,249

UNITED STATES 45.6%

ASSET-BACKED SECURITIES 4.5%

Amortizing Residential Collateral Trust
0.786% due 10/25/2031 •	$8	8

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.026% due 06/25/2029 •	48	47

Bear Stearns Asset-Backed Securities Trust
0.746% due 10/25/2032 •	3	3
0.886% due 10/27/2032 •	14	14

Citigroup Global Markets Mortgage Securities, Inc.
1.436% due 01/25/2032 •	29	30

Countrywide Asset-Backed Certificates
0.766% due 12/25/2036 ^•	23	20

Countrywide Asset-Backed Certificates Trust
4.693% due 10/25/2035 ~	1	1

Countrywide Asset-Backed Certificates Trust, Inc.
0.826% due 08/25/2047 •	110	108

Credit Suisse First Boston Mortgage Securities Corp.
0.706% due 01/25/2032 •	8	8

First Franklin Mortgage Loan Trust
0.201% due 07/25/2036 •	428	415

GSAMP Trust
0.731% due 11/25/2035 ^•	2,988	2,880

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ	381	355

Morgan Stanley ABS Capital, Inc. Trust
0.196% due 03/25/2037 •	1,548	890
0.336% due 07/25/2036 •	76	68

Morgan Stanley Home Equity Loan Trust
0.436% due 04/25/2037 •	246	167

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ	686	403

SMB Private Education Loan Trust
1.184% due 07/15/2053 •	72	74
1.290% due 07/15/2053	289	290

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	411	415
2.710% due 01/25/2060 ~	367	377
2.900% due 10/25/2059 ~	1,523	1,581

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031	700	734

		8,888

CORPORATE BONDS & NOTES 4.5%

AT&T, Inc.
3.100% due 02/01/2043	100	96
3.300% due 02/01/2052	100	97

Bayer U.S. Finance LLC
4.250% due 12/15/2025	200	221

BP Capital Markets America, Inc.
3.790% due 02/06/2024	400	428

British Airways Pass-Through Trust
3.300% due 06/15/2034	191	194
3.350% due 12/15/2030	87	87

Broadcom, Inc.
2.450% due 02/15/2031	100	97
2.600% due 02/15/2033	100	96
3.419% due 04/15/2033	200	207

Campbell Soup Co.
3.650% due 03/15/2023	58	60

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	100	104

Diamondback Energy, Inc.
2.875% due 12/01/2024	600	630

114	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	1,000	$1,158
3.087% due 01/09/2023		$400	406
3.096% due 05/04/2023		200	204
3.375% due 11/13/2025		200	206
4.000% due 11/13/2030		200	208

GATX Corp.
0.841% (US0003M + 0.720%) due 11/05/2021 ~		200	200

General Motors Financial Co., Inc.
0.007% due 03/26/2022 •	EUR	100	116
3.550% due 07/08/2022		$100	103

GLP Capital LP
5.300% due 01/15/2029		300	351

Hyatt Hotels Corp.
1.300% due 10/01/2023 (b)		100	100

Kilroy Realty LP
3.450% due 12/15/2024		100	107

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	400	554

Organon & Co.
4.125% due 04/30/2028		$200	204

Pacific Gas & Electric Co.
3.450% due 07/01/2025		100	105
4.450% due 04/15/2042 ^		100	100

San Diego Gas & Electric Co.
3.600% due 09/01/2023		200	211

Southern California Edison Co.
0.690% (SOFRRATE + 0.640%) due 04/03/2023 ~		200	201
0.880% (SOFRRATE + 0.830%) due 04/01/2024 ~		100	101

Southern Co.
2.950% due 07/01/2023		400	415

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023		100	104

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		100	102

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		175	187

Wells Fargo & Co.
1.359% (US0003M + 1.230%) due 10/31/2023 ~		500	506

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		600	645

			8,911

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

CenturyLink, Inc.
2.334% (LIBOR03M + 2.250%) due 03/15/2027 ~		304	301

Charter Communications Operating LLC
1.840% (LIBOR03M + 1.750%) due 02/01/2027 ~		1,233	1,227

			1,528

MUNICIPAL BONDS & NOTES 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028		500	631

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.3%

Adjustable Rate Mortgage Trust
2.675% due 09/25/2035 ^~		19	19

American Home Mortgage Assets Trust
0.466% due 05/25/2046 ^•		470	426

AREIT Trust
1.180% due 07/17/2026 «•(b)		500	500

Banc of America Funding Trust
2.606% due 02/20/2036 ~		149	151

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.411% due 01/20/2047 ^~	$30	$29

Banc of America Mortgage Trust
2.876% due 05/25/2035 ^~	121	122

BCAP LLC Trust
0.839% due 01/26/2047 •	81	77
5.250% due 04/26/2037	139	101

Bear Stearns Adjustable Rate Mortgage Trust
2.366% due 10/25/2033 ~	10	11
2.480% due 05/25/2034 ~	23	24
2.500% due 08/25/2033 ~	16	16
2.579% due 08/25/2033 ~	3	3
2.666% due 05/25/2034 ~	26	25
2.727% due 11/25/2034 ~	19	20
2.929% due 02/25/2034 ~	2	2
3.151% due 05/25/2047 ^~	98	98

Bear Stearns ALT-A Trust
2.910% due 09/25/2035 ^~	239	185
3.253% due 11/25/2036 ^~	112	76

Bear Stearns Structured Products, Inc. Trust
2.708% due 01/26/2036 ^~	372	316

Chase Mortgage Finance Trust
2.368% due 02/25/2037 ~	32	33
2.909% due 07/25/2037 ~	24	23

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	14	14

Citigroup Global Markets Mortgage Securities, Inc.
0.586% due 05/25/2032 •	3	3

Citigroup Mortgage Loan Trust
2.500% due 05/25/2051 ~	298	302
2.754% due 08/25/2035 ~	20	21
3.124% due 09/25/2037 ^~	349	348

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.229% due 09/25/2035 ^~	347	336

Countrywide Alternative Loan Trust
0.436% due 05/25/2037 ^•	149	49
0.466% due 09/25/2046 ^•	378	373
0.506% due 07/25/2046 ^•	22	21
0.746% due 09/25/2035 •	371	292
1.592% due 11/25/2035 •	96	90
2.132% due 11/25/2035 •	74	71
3.055% due 02/25/2037 ^~	173	174
5.250% due 06/25/2035 ^	43	40
6.000% due 01/25/2037 ^	313	248
6.250% due 12/25/2036	946	592
6.250% due 08/25/2037 ^	82	61

Countrywide Home Loan Mortgage Pass-Through Trust
0.726% due 03/25/2035 •	488	445
0.746% due 02/25/2035 •	100	101
0.846% due 09/25/2034 •	4	5
2.580% due 11/25/2035 ^~	7	7
2.802% due 11/25/2034 ~	35	36
2.887% due 08/25/2034 ^~	2	2

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	3	3

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.148% due 07/25/2033 ~	3	3

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	99	101

DBUBS Mortgage Trust
1.361% due 11/10/2046 ~(a)	1,271	0

GreenPoint Mortgage Funding Trust
0.266% due 01/25/2037 •	128	125
0.286% due 10/25/2046 ^•	617	561
0.506% due 04/25/2036 •	147	145

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.477% due 10/25/2033 ^~	3	3

GS Mortgage Securities Trust
2.078% due 11/10/2045 ~(a)	3,837	48

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	99	100
2.500% due 02/25/2052 ~	199	202

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSR Mortgage Loan Trust
1.840% due 03/25/2033 •	$12	$13
2.859% due 09/25/2035 ~	17	17

HarborView Mortgage Loan Trust
0.277% due 09/19/2037 •	219	216
0.942% due 12/19/2036 ^•	213	207
2.676% due 07/19/2035 ^~	16	14

IndyMac Mortgage Loan Trust
0.276% due 09/25/2046 •	532	504
0.486% due 11/25/2046 •	614	620
2.881% due 12/25/2034 ~	14	15

JP Morgan Alternative Loan Trust
5.500% due 11/25/2036 ^~	3	2

JP Morgan Chase Commercial Mortgage Securities Trust
1.079% due 12/15/2047 ~(a)	11,111	104

JP Morgan Mortgage Trust
1.000% due 11/25/2051 «	200	205
1.905% due 11/25/2033 ~	14	15
2.500% due 11/25/2051 «	1,500	1,541
2.821% due 11/25/2035 ^~	17	16

JPMorgan Mortgage Trust
3.000% due 01/25/2052 ~	199	205

Luminent Mortgage Trust
0.256% due 12/25/2036 •	896	851

MASTR Alternative Loan Trust
0.486% due 03/25/2036 ^•	154	12

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.524% due 12/15/2030 •	51	51

Merrill Lynch Mortgage Investors Trust
0.506% due 02/25/2036 •	18	18
1.859% due 02/25/2033 ~	21	20

Morgan Stanley Bank of America Merrill Lynch Trust
1.152% due 05/15/2046 ~(a)	9,438	107

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	498	515
2.750% due 11/25/2059 ~	432	445

OBX Trust
0.736% due 06/25/2057 •	49	49

Ready Capital Mortgage Financing LLC
1.036% due 07/25/2036 •	500	501

Residential Accredit Loans, Inc. Trust
0.236% due 02/25/2047 •	301	152

Residential Asset Securitization Trust
6.500% due 08/25/2036 ^	449	204

Residential Funding Mortgage Securities, Inc. Trust
2.940% due 09/25/2035 ^~	44	33
6.500% due 03/25/2032	4	4

Sequoia Mortgage Trust
0.787% due 10/19/2026 •	29	29
0.787% due 07/20/2033 •	112	113
2.579% due 04/20/2035 ~	201	214

Structured Adjustable Rate Mortgage Loan Trust
2.362% due 04/25/2034 ~	31	32
2.440% due 02/25/2034 ~	17	18

Structured Asset Mortgage Investments Trust
0.466% due 07/25/2046 ^•	124	109
0.506% due 05/25/2036 •	219	194
0.587% due 07/19/2035 •	276	271
0.667% due 07/19/2034 •	21	22

Structured Asset Securities Corp.
0.366% due 01/25/2036 •	106	101

Structured Asset Securities Corp. Mortgage Loan Trust
0.376% due 10/25/2036 •	253	231

Thornburg Mortgage Securities Trust
1.429% due 06/25/2037 •	334	314
1.479% due 06/25/2047 ^•	213	193

UBS-Barclays Commercial Mortgage Trust
1.728% due 12/10/2045 ~(a)	10,513	117

UBS-Citigroup Commercial Mortgage Trust
1.627% due 01/10/2045 ~(a)	145	0

WaMu Mortgage Pass-Through Certificates Trust
0.666% due 07/25/2045 •	166	165

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	115

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.706% due 01/25/2045 •	$71	$71
1.763% due 09/25/2046 •	818	837
1.763% due 10/25/2046 •	23	22
1.763% due 11/25/2046 •	231	229
2.351% due 03/25/2033 ~	86	87
2.427% due 03/25/2034 ~	53	55
2.577% due 06/25/2033 ~	11	11
2.707% due 08/25/2034 ~	95	99
2.720% due 03/25/2035 ~	55	58
2.774% due 09/25/2036 ~	61	59
2.865% due 04/25/2035 ~	278	283
2.923% due 08/25/2046 ^~	342	338

Washington Mutual Mortgage Pass-Through Certificates Trust
1.032% due 07/25/2046 ^•	157	109

Wells Fargo-RBS Commercial Mortgage Trust
1.275% due 03/15/2045 ~(a)	7,861	88

		18,304

	SHARES
PREFERRED SECURITIES 0.4%

AT&T, Inc.
2.875% due 03/02/2025 •(g)	200,000	235

Bank of America Corp.
5.875% due 03/15/2028 •(g)	500,000	571

		806

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 17.8%

Fannie Mae
0.486% due 06/25/2036 •	$18	18
0.586% due 10/25/2040 •	55	56
1.778% due 12/01/2034 •	35	36
1.945% due 05/01/2035 •	11	11
2.246% due 03/01/2024 •	1	1
2.422% due 11/01/2034 •	241	257
3.000% due 03/01/2060	255	276
3.500% due 01/01/2059	618	674
6.500% due 11/01/2036	61	63

Freddie Mac
0.446% due 01/15/2038 •	291	292
0.684% due 12/15/2037 - 07/15/2040 •	256	259
0.898% due 09/25/2022 ~(a)	4,425	27
1.063% due 11/25/2022 ~(a)	5,330	46
1.292% due 10/25/2044 •	569	584
1.902% due 01/15/2038 ~(a)	291	19
2.238% due 04/01/2037 •	5	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 05/01/2023 •	$1	$1
2.462% due 02/01/2029 •	10	11
6.000% due 12/15/2024	8	8

Ginnie Mae
1.875% (H15T1Y + 1.500%) due 05/20/2022 - 06/20/2023 ~	2	2
1.875% due 05/20/2028 - 05/20/2030 •	8	9
2.000% (H15T1Y + 1.500%) due 02/20/2024 ~	7	8
2.000% due 01/20/2030 - 05/20/2030 •	15	15
2.125% (H15T1Y + 1.500%) due 12/20/2023 - 12/20/2025 ~	2	3
2.125% due 11/20/2026 - 12/20/2026 •	4	4
2.250% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	6	7
3.000% due 07/20/2046	13	14

Uniform Mortgage-Backed Security
2.500% due 11/01/2050 - 02/01/2051	3,222	3,342
3.000% due 10/01/2049 - 06/01/2051	777	836
3.500% due 10/01/2034 - 07/01/2050	711	760
4.000% due 06/01/2050	274	294
4.500% due 08/01/2023 - 06/01/2044	192	212

Uniform Mortgage-Backed Security, TBA
2.000% due 10/01/2051	1,600	1,604
3.500% due 10/01/2036 - 11/01/2051	1,400	1,489
4.000% due 11/01/2051	20,700	22,203
4.500% due 10/01/2051	1,600	1,731

		35,177

U.S. TREASURY OBLIGATIONS 7.8%

U.S. Treasury Bonds
1.375% due 11/15/2040 (k)	1,100	988
1.625% due 11/15/2050	100	90
1.875% due 02/15/2041 (k)	3,300	3,229

U.S. Treasury Inflation Protected Securities (f)
0.500% due 01/15/2028 (k)	2,656	2,975
2.500% due 01/15/2029 (m)	954	1,222

U.S. Treasury Notes
2.875% due 04/30/2025 (k)(o)	6,400	6,898

		15,402

Total United States (Cost $86,115)		90,140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.8%

REPURCHASE AGREEMENTS (j) 3.7%
			$7,255

ISRAEL TREASURY BILLS 1.1%
(0.022)% due 11/30/2021 - 06/08/2022 (d)(e)	ILS	7,300	2,264

Total Short-Term Instruments (Cost $9,531)			9,519

Total Investments in Securities (Cost $233,097)			242,636

		SHARES
INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%

PIMCO Short Asset Portfolio		18,513	186

PIMCO Short-Term Floating NAV Portfolio III		155,049	1,529

Total Short-Term Instruments (Cost $1,713)			1,715

Total Investments in Affiliates (Cost $1,713)			1,715

Total Investments 123.7% (Cost $234,810)			$244,351

Financial Derivative Instruments (l)(n) (0.1)% (Cost or Premiums, net $60)			(193)

Other Assets and Liabilities, net (23.6)%			(46,539)

Net Assets 100.0%			$197,619

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

116	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	3.035%	05/28/2032	05/25/2021 - 05/28/2021	$ 400	$406	0.21%
Deutsche Bank AG	3.729	01/14/2032	01/21/2021	200	207	0.10
Export-Import Bank of India	1.152	03/28/2022	12/19/2019	300	301	0.15

				$ 900	$914	0.46%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.010%	04/20/2021	TBD	(2)	GBP 916	United Kingdom Gilt 1.750% due 01/22/2049	$(1,173)	$1,234	$1,234
BRC	(0.250)	08/20/2021	TBD	(2)	PLN 14,708	Republic of Poland Government International Bond 2.750% due 10/25/2029	(3,824)	3,698	3,697
FICC	0.000	09/30/2021	10/01/2021		$ 2,323	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	(2,370)	2,323	2,323

Total Repurchase Agreements							$(7,367)	$7,255	$7,254

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
BRC	(0.580)%	08/19/2021	11/22/2021	EUR	(4,916)	$(5,690)
GRE	0.070	09/02/2021	10/04/2021	$	(10,018)	(10,019)
	0.070	09/08/2021	10/07/2021		(4,006)	(4,006)

Total Reverse Repurchase Agreements						$(19,715)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
Canada (0.4)%
Sovereign Issues (0.4)%
Canada Government International Bond	2.750%	12/01/2048	CAD	900	$(873)	$(836)

Poland (1.8)%
Sovereign Issues (1.8)%
Republic of Poland Government International Bond	2.750	10/25/2029	PLN	13,100	(3,704)	(3,577)

United Kingdom (0.6)%
Sovereign Issues (0.6)%
United Kingdom Gilt	1.750	01/22/2049	GBP	800	(1,160)	(1,170)

United States (13.8)%
U.S. Government Agencies (13.8)%
Uniform Mortgage-Backed Security, TBA	2.000	11/01/2036	$	2,700	(2,777)	(2,777)
Uniform Mortgage-Backed Security, TBA	2.000	10/01/2051		3,700	(3,722)	(3,710)
Uniform Mortgage-Backed Security, TBA	2.000	11/01/2051		2,700	(2,767)	(2,772)
Uniform Mortgage-Backed Security, TBA	2.000	12/01/2051		13,100	(13,057)	(13,083)
Uniform Mortgage-Backed Security, TBA	2.500	12/01/2050		1,500	(1,549)	(1,540)
Uniform Mortgage-Backed Security, TBA	2.500	11/01/2051		600	(620)	(618)
Uniform Mortgage-Backed Security, TBA	3.000	12/01/2051		2,300	(2,405)	(2,400)
Uniform Mortgage-Backed Security, TBA	4.000	10/01/2051		300	(321)	(321)

Total United States					(27,218)	(27,221)

Total Short Sales (16.6)%					$(32,955)	$(32,804)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	117

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BPS	$1,234	$0	$0	$0	$1,234	$(1,173)	$61
BRC	3,697	(5,690)	0	0	(1,993)	1,576	(417)
FICC	2,323	0	0	0	2,323	(2,370)	(47)
GRE	0	(14,025)	0	0	(14,025)	13,784	(241)

Master Securities Forward Transaction Agreement
JML	0	0	0	(3,577)	(3,577)	0	(3,577)
RYL	0	0	0	(1,170)	(1,170)	0	(1,170)
TDM	0	0	0	(836)	(836)	0	(836)

Total Borrowings and Other Financing Transactions	$7,254	$(19,715)	$0	$(5,583)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(5,690)	$0	$(5,690)
U.S. Treasury Obligations	0	(14,025)	0	0	(14,025)

Total Borrowings	$0	$(14,025)	$(5,690)	$0	$(19,715)

Payable for reverse repurchase agreements					$(19,715)

(k)	Securities with an aggregate market value of $19,184 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(14,992) at a weighted average interest rate of (0.055%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Payable for short sales includes $97 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	03/2022	5	$1,248	$1	$0	$0
Call Options Strike @ EUR 113.6 on Eur-Schatz December 2021 Futures(1)	11/2021	138	1	0	0	0
Call Options Strike @ EUR 182.500 on Euro-Bund December 2021 Futures(1)	11/2021	62	1	0	0	0
Call Options Strike @ EUR 196.000 on Euro-OAT December 2021 Futures(1)	11/2021	138	2	0	0	0
Euro-BTP Italy Government Bond December Futures	12/2021	90	15,841	(198)	50	(52)
U.S. Treasury 5-Year Note December Futures	12/2021	156	19,148	(122)	14	0
U.S. Treasury 10-Year Note December Futures	12/2021	43	5,659	(78)	6	0
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2021	65	9,441	(216)	11	0

				$(613)	$81	$(52)

118	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note December Futures	12/2021	12	$(1,010)	$1	$0	$0
Australia Government 10-Year Bond December Futures	12/2021	25	(2,557)	29	2	(1)
Call Options Strike @ EUR 174.000 on Euro-Bund November 2021 Futures(1)	10/2021	11	(0)	13	0	0
Euro-Bobl December Futures	12/2021	22	(3,439)	11	2	(3)
Euro-Bund 10-Year Bond December Futures	12/2021	112	(22,032)	286	43	(38)
Euro-Buxl 30-Year Bond December Futures	12/2021	4	(942)	26	6	(3)
Euro-OAT France Government 10-Year Bond December Futures	12/2021	200	(38,446)	680	79	(74)
Euro-Schatz December Futures	12/2021	68	(8,838)	6	0	0
U.S. Treasury 30-Year Bond December Futures	12/2021	2	(318)	10	0	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	1	(191)	8	0	0
United Kingdom Long Gilt December Futures	12/2021	79	(13,322)	412	54	(10)

				$1,482	$186	$(129)

Total Futures Contracts				$869	$267	$(181)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Ford Motor Credit Co. LLC	(5.000)%	Quarterly	06/20/2022	0.724%	$	300	$(47)	$37	$(10)	$0	$0
Kraft Heinz Foods Co.	(1.000)	Quarterly	06/20/2022	0.193		500	(6)	3	(3)	0	0

							$(53)	$40	$(13)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	06/20/2024	1.276%	EUR	200	$1	$(3)	$(2)	$0	$0
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.188	$	300	7	(5)	2	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.358	EUR	500	15	5	20	1	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.490		600	(20)	34	14	0	0

							$3	$31	$34	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	300	$(25)	$(3)	$(28)	$0	$0
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026		1,200	(114)	2	(112)	1	0
CDX.IG-35 5-Year Index	(1.000)	Quarterly	12/20/2025		300	(7)	0	(7)	0	0
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		8,400	(51)	(60)	(111)	5	0
CDX.IG-36 10-Year Index	(1.000)	Quarterly	06/20/2031		4,400	(23)	(25)	(48)	2	0
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	1,300	(11)	(20)	(31)	0	(1)
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029		600	(10)	(2)	(12)	0	0

						$(241)	$(108)	$(349)	$8	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026	$	4,400	$107	$(1)	$106	$0	$(2)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	119

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$45,600	$(2)	$(10)	$(12)	$0	$(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	12,700	0	(4)	(4)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	4,800	0	(1)	(1)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	3,500	0	(1)	(1)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	8,000	1	(4)	(3)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	9,500	0	(2)	(2)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	1,700	0	0	0	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	5,200	1	0	1	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	1,900	0	0	0	1	0

					$0	$(22)	$(22)	$2	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.010%	Annual	02/07/2023	GBP	7,200	$32	$15	$47	$3	$0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	03/16/2024		4,400	(22)	(28)	(50)	0	(3)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	03/16/2027		750	(4)	(13)	(17)	0	(2)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2032		5,100	18	(171)	(153)	0	(23)
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		2,000	(35)	214	179	30	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031	SGD	2,000	(15)	47	32	4	0
Receive(7)	1-Day SGD-SIBCSORA Compounded-OIS	1.500	Semi-Annual	12/15/2031		400	(2)	3	1	1	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	5,900	0	15	15	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		14,500	0	37	37	0	0
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		7,600	0	20	20	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		4,200	0	11	11	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		5,800	0	15	15	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		6,300	0	16	16	0	0
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		85,800	(1)	(122)	(123)	0	0
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022		1,800	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		36,700	0	(68)	(68)	0	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		12,400	(19)	33	14	0	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		24,600	(4)	(35)	(39)	0	0
Receive	1-Year BRL-CDI	7.197	Maturity	01/03/2022		48,636	0	(4)	(4)	0	(4)
Receive	1-Year BRL-CDI	6.295	Maturity	01/02/2025		600	0	5	5	0	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	1,700	0	5	5	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		600	3	2	5	0	0
Receive	3-Month CAD-Bank Bill	2.200	Semi-Annual	06/16/2026		800	6	(29)	(23)	0	0
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		1,200	0	(2)	(2)	0	(1)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		3,600	(73)	(6)	(79)	0	(2)
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031		5,400	(311)	53	(258)	0	(4)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		700	7	39	46	0	(4)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		500	0	16	16	0	(2)
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.500	Annual	09/15/2026	CHF	1,900	(9)	(5)	(14)	1	0
Pay	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024	NZD	100	0	(2)	(2)	0	0
Receive	3-Month NZD-BBR	0.500	Semi-Annual	12/16/2025		150	(1)	6	5	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	16,700	(234)	27	(207)	0	(1)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		350	4	(1)	3	0	0
Pay	3-Month USD-LIBOR	0.250	Semi-Annual	03/30/2023		1,300	1	(1)	0	0	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		4,950	0	(95)	(95)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		11,000	228	(597)	(369)	1	0
Receive	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		3,900	0	(80)	(80)	0	(2)
Receive	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		4,900	0	(93)	(93)	0	(2)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		4,100	404	(140)	264	2	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		11,300	306	(239)	67	8	0
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		8,000	(88)	(118)	(206)	7	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		3,410	(61)	(17)	(78)	3	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		600	(12)	(2)	(14)	1	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		19,300	(179)	83	(96)	0	(22)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		400	(15)	48	33	1	0
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		5,900	(69)	(233)	(302)	9	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		600	(28)	(3)	(31)	1	0
Pay(7)	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		2,400	50	(32)	18	4	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		11,200	(126)	571	445	0	(25)
Receive	3-Month USD-LIBOR	1.120	Semi-Annual	02/02/2031		600	0	20	20	0	(1)
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	02/02/2031		200	0	6	6	0	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		2,940	27	173	200	0	(7)

120	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	0.750%	Semi-Annual	06/16/2031	$	7,800	$711	$(162)	$549	$0	$(18)
Receive	3-Month USD-LIBOR	1.508	Semi-Annual	07/15/2031		200	(1)	1	0	0	(1)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	07/19/2031		300	(1)	5	4	0	(1)
Receive	3-Month USD-LIBOR	1.400	Semi-Annual	07/19/2031		900	(6)	16	10	0	(2)
Receive	3-Month USD-LIBOR	1.448	Semi-Annual	08/10/2031		800	(5)	11	6	0	(2)
Pay(7)	3-Month USD-LIBOR	1.950	Semi-Annual	10/04/2031		230	0	9	9	1	0
Receive(7)	3-Month USD-LIBOR	1.720	Semi-Annual	10/15/2031		900	0	(13)	(13)	0	(2)
Pay(7)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		3,300	75	(27)	48	8	0
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		500	(14)	5	(9)	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		1,100	19	81	100	0	(4)
Receive	3-Month USD-LIBOR	1.325	Semi-Annual	12/02/2050		400	(12)	60	48	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		600	3	77	80	0	(2)
Pay	3-Month USD-LIBOR	1.460	Semi-Annual	02/02/2051		700	(8)	(56)	(64)	2	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		2,200	86	269	355	0	(6)
Receive	3-Month USD-LIBOR	1.940	Semi-Annual	06/15/2051		300	(2)	(6)	(8)	0	(1)
Receive	3-Month USD-LIBOR	1.935	Semi-Annual	06/22/2051		300	(2)	(5)	(7)	0	(1)
Receive	3-Month USD-LIBOR	1.968	Semi-Annual	06/23/2051		300	(2)	(8)	(10)	0	(1)
Receive	3-Month USD-LIBOR	2.100	Semi-Annual	08/25/2051		300	0	(20)	(20)	0	(1)
Receive	3-Month USD-LIBOR	2.010	Semi-Annual	09/17/2051		350	0	(13)	(13)	0	(1)
Pay(7)	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		2,000	154	(90)	64	5	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		300	(13)	2	(11)	0	(1)
Receive(7)	3-Month USD-LIBOR	2.090	Semi-Annual	12/23/2051		550	0	(33)	(33)	0	(2)
Receive(7)	3-Month USD-LIBOR	1.620	Semi-Annual	01/27/2052		150	0	8	8	0	0
Pay	6-Month AUD-LIBOR	1.750	Semi-Annual	06/16/2031	AUD	3,400	41	(1)	40	0	(5)
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	1,400	(14)	42	28	1	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	03/16/2024	EUR	10,400	22	12	34	0	(1)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2027		47,200	(61)	(314)	(375)	5	0
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	01/27/2032		400	0	(17)	(17)	0	0
Receive(7)	6-Month EUR-EURIBOR	0.190	Annual	01/27/2032		400	0	1	1	0	0
Receive(7)	6-Month EUR-EURIBOR	0.205	Annual	01/27/2032		500	0	0	0	0	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		9,800	187	(160)	27	0	(1)
Pay(7)	6-Month EUR-EURIBOR	0.060	Annual	11/17/2032		200	0	(9)	(9)	0	0
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		100	(9)	7	(2)	0	0
Receive(7)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		100	0	16	16	0	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	03/16/2052		5,350	(223)	226	3	18	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		1,350	(32)	39	7	5	0
Receive(7)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		200	0	30	30	1	0
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	970,000	(89)	(4)	(93)	0	(7)
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		350,000	6	(56)	(50)	0	(9)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		180,000	18	(17)	1	0	(9)
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	2,600	(1)	(8)	(9)	0	0
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		2,600	0	(3)	(3)	0	0
Receive	6-Month NOK-NIBOR	1.500	Annual	03/10/2026		7,300	0	(1)	(1)	0	0
Pay	6-Month NOK-NIBOR	1.900	Annual	03/10/2031		3,800	0	6	6	0	(1)
Pay	6-Month PLN-WIBOR	1.588	Annual	08/20/2029	PLN	13,500	0	(123)	(123)	0	(17)
Receive	UKRPI	3.397	Maturity	11/15/2030	GBP	280	2	34	36	0	(3)
Receive	UKRPI	3.445	Maturity	11/15/2030		280	0	33	33	0	(3)
Pay	UKRPI	3.740	Maturity	03/15/2031		300	0	(22)	(22)	3	0
Pay	UKRPI	3.700	Maturity	04/15/2031		800	8	(75)	(67)	9	0
Pay	UKRPI	3.217	Maturity	11/15/2040		480	(8)	(122)	(130)	9	0
Pay	UKRPI	3.272	Maturity	11/15/2040		200	0	(50)	(50)	4	0
Pay	UKRPI	3.273	Maturity	11/15/2040		280	0	(70)	(70)	5	0
Receive	UKRPI	3.000	Maturity	11/15/2050		200	7	87	94	0	(5)
Receive	UKRPI	3.051	Maturity	11/15/2050		200	0	87	87	0	(5)

							$614	$(980)	$(366)	$152	$(219)

Total Swap Agreements							$430	$(1,040)	$(610)	$163	$(223)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$267	$163	$430	$0	$(181)	$(223)	$(404)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	121

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

(m)

Securities with an aggregate market value of $166 and cash of $4,438 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021	CNH	13,735		$2,121	$0	$(7)
	10/2021	MYR	1,662		397	1	0
	10/2021		$437	CNY	2,830	2	0
	10/2021		1,767	DKK	11,222	0	(20)
	10/2021		7,440	GBP	5,502	0	(26)
	10/2021		166	ILS	532	0	(1)
	10/2021		1,962	PEN	8,067	0	(11)
	11/2021	CAD	525		$416	1	0
	11/2021	GBP	5,502		7,440	26	0
	11/2021	NOK	2,930		337	2	0
	11/2021	SEK	8,440		982	18	0
	11/2021		$3,561	EUR	3,003	0	(80)
	11/2021		604	NOK	5,250	0	(4)
	11/2021		71	PLN	271	0	(3)
	11/2021		177	RUB	13,193	3	0
	12/2021	HKD	1,670		$215	0	0
	12/2021	SGD	591		434	0	(1)
	12/2021		$3,063	KRW	3,581,242	0	(42)
	12/2021		396	MYR	1,662	0	(1)
	12/2021		187	RUB	13,979	2	0
	01/2022	PEN	7,056		$1,707	9	0
	01/2022		$75	CZK	1,606	0	(2)
	02/2022		86	PLN	329	0	(3)
	03/2022	PEN	1,011		$244	2	0
	04/2022	DKK	10,293		1,626	17	0

BPS	10/2021	BRL	498		92	0	0
	10/2021	CNH	8,185		1,262	0	(5)
	10/2021	DKK	2,755		439	10	0
	10/2021	GBP	167		229	4	0
	10/2021	KRW	146,351		124	1	0
	10/2021		$817	AUD	1,113	0	(12)
	10/2021		94	BRL	498	0	(3)
	10/2021		245	DKK	1,540	0	(5)
	10/2021		755	GBP	552	0	(11)
	11/2021	BRL	498		$94	3	0
	11/2021	IDR	661,135		46	0	0
	11/2021	MXN	9,246		458	12	0
	11/2021		$7,111	CAD	8,902	0	(83)
	12/2021	HKD	106		$14	0	0

122	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2021	SGD	374		$275	$0	$0
	12/2021		$203	SGD	275	0	(1)

BRC	11/2021		13,912	JPY	1,533,261	0	(132)
	11/2021		63	RUB	4,692	1	0
	12/2021		326	THB	10,679	0	(10)

CBK	10/2021	AUD	757		$560	12	0
	10/2021	CNH	1,039		161	0	0
	10/2021	GBP	1,543		2,104	25	0
	10/2021	NZD	3,370		2,376	50	0
	10/2021	PEN	8,067		2,188	237	0
	10/2021		$747	DKK	4,746	0	(8)
	10/2021		246	GBP	179	0	(5)
	10/2021		1,773	MXN	36,255	0	(22)
	11/2021	EUR	1,591		$1,869	24	0
	11/2021	IDR	7,122,168		496	0	0
	11/2021	ILS	7,902		2,420	0	(32)
	11/2021	JPY	90,200		820	10	0
	11/2021	PEN	1,519		369	2	0
	11/2021		$1,413	EUR	1,196	0	(26)
	11/2021		119	HUF	35,120	0	(6)
	11/2021		2,459	NOK	21,730	26	0
	11/2021		62	PEN	253	0	(1)
	11/2021		134	RUB	9,869	1	0
	12/2021	CNH	4,572		$704	0	(1)
	12/2021	PEN	4,868		1,308	135	0
	12/2021		$124	RUB	9,215	1	0
	01/2022	ILS	2,744		$837	0	(15)
	02/2022		4,601		1,417	0	(12)
	02/2022		$66	PLN	253	0	(3)
	04/2022	DKK	4,728		$747	8	0
	04/2022	ILS	300		92	0	(1)
	06/2022		500		154	0	(1)
	08/2022		1,523		461	0	(14)

FBF	11/2021		$58	RUB	4,315	1	0

GLM	10/2021	CNH	4,148		$640	0	(3)
	10/2021	KRW	1,539,364		1,303	4	0
	10/2021	MYR	7,428		1,786	14	0
	10/2021		$212	RUB	15,980	7	0
	11/2021		456	NOK	3,945	0	(5)
	11/2021		1,264	PEN	4,796	0	(106)
	11/2021		66	RUB	4,932	1	0
	12/2021	CNH	4,589		$706	0	(2)
	12/2021	SGD	126		93	0	0
	12/2021		$471	IDR	6,774,807	0	(1)
	12/2021		302	RUB	22,432	3	0
	02/2022	CAD	369		$306	14	0

HUS	10/2021	AUD	587		426	2	0
	10/2021	CNY	447		69	0	0
	10/2021	KRW	889,973		752	1	0
	10/2021	RUB	19,308		262	0	(3)
	10/2021		$358	AUD	489	0	(5)
	10/2021		951	CNH	6,146	1	0
	10/2021		55	RUB	4,155	2	0
	11/2021	CAD	1,875		$1,489	8	0
	11/2021	CNH	6,161		951	0	(1)
	11/2021	EUR	818		965	17	0
	11/2021		$201	COP	775,874	2	0
	11/2021		199	RON	834	0	(5)
	11/2021		11	RUB	826	0	0
	12/2021		138	IDR	1,991,272	0	0
	01/2022	ILS	1,372		$425	0	(1)
	04/2022		$199	DKK	1,275	0	0

IND	10/2021		1,773	MYR	7,428	0	(1)
	12/2021	MYR	7,428		$1,769	2	0

JPM	10/2021	DKK	12,424		1,998	63	0
	10/2021	KRW	21,268		18	0	0
	10/2021		$102	CZK	2,182	0	(2)
	10/2021		42	ILS	134	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	123

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2021		$161	RUB	11,764	$1	$0
	11/2021	CAD	187		$147	0	(1)
	11/2021		$1,925	CHF	1,771	0	(23)
	11/2021		142	EUR	121	0	(1)
	11/2021		411	IDR	5,909,351	0	(1)
	12/2021	SGD	1,185		$877	4	0
	12/2021		$277	THB	9,085	0	(8)

MYI	10/2021	AUD	1,575		$1,146	7	0
	10/2021	BRL	498		92	1	0
	10/2021	DKK	14,729		2,369	75	0
	10/2021		$92	BRL	498	0	0
	10/2021		381	CNY	2,468	1	0
	10/2021		4,852	DKK	30,857	0	(46)
	10/2021		2,338	NZD	3,370	0	(12)
	11/2021	CHF	892		$975	17	0
	11/2021	NZD	3,370		2,338	12	0
	11/2021		$42	HUF	12,452	0	(2)
	11/2021		135	IDR	1,934,391	0	0
	11/2021		134	PLN	510	0	(6)
	04/2022	DKK	30,741		$4,852	46	0

SCX	10/2021	GBP	5,070		6,948	117	0
	10/2021	KRW	96,867		82	0	0
	10/2021		$399	MYR	1,662	0	(3)
	10/2021		272	RUB	20,461	9	0
	11/2021	CAD	942		$747	4	0
	11/2021	IDR	3,650,560		254	0	0
	12/2021	CNH	5,419		833	0	(2)
	12/2021		$479	CNY	3,116	2	0
	12/2021		286	IDR	4,110,431	0	(1)
	12/2021		1,437	KRW	1,673,560	0	(25)
	12/2021		213	SGD	282	0	(5)

SOG	10/2021	DKK	17,529		$2,820	90	0
	11/2021		$45	HUF	13,293	0	(3)

SSB	01/2022		181	CLP	142,647	0	(7)

TOR	10/2021	MXN	2,801		$140	5	0
	12/2021	CNH	4,917		759	0	0
	12/2021	MXN	14,842		736	23	0
	12/2021		$143	IDR	2,059,835	0	(1)

UAG	10/2021		167	RUB	12,573	6	0
	11/2021		23,959	EUR	20,378	0	(335)
	11/2021		104	RUB	7,798	2	0
	11/2021		1,782	SEK	15,460	0	(16)

Total Forward Foreign Currency Contracts						$1,209	$(1,243)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.060	10/28/2021	9,500	$1	$0

HUS	Put - OTC EUR versus USD		1.100	10/22/2021	9,000	1	0

						$2	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	01/25/2022	2,600	$33	$13

NGF	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400	01/25/2022	2,400	29	12

							$62	$25

124	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

OPTIONS ON EXCHANGE-TRADED FUNDS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/23/2025	$	97.000	05/23/2025	300	$23	$40

Total Purchased Options						$87	$65

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000%	11/17/2021	100	$(1)	$0
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	400	(2)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	11/17/2021	400	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	11/17/2021	300	0	0

BPS	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	200	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	600	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	400	(1)	0

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	700	(1)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	10/20/2021	300	(1)	0
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	500	(2)	(2)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	3.750	01/19/2022	600	(3)	(4)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	1,340	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	11/17/2021	500	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	500	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	500	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	2,000	(2)	(1)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.750	01/19/2022	400	(1)	(1)

CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	100	0	0

DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	100	0	0
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	100	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	300	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	500	(1)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	1,200	(1)	0

FBF	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	400	(2)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	400	0	0

GST	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	10/20/2021	200	(1)	0
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	300	(2)	(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	12/15/2021	100	0	0
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	100	0	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	10/20/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	11/17/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.725	01/19/2022	600	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	01/19/2022	700	(1)	(1)

JPM	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	100	0	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	500	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	400	0	0

MYC	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000	11/17/2021	100	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	1,000	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	1,100	(1)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	300	0	0
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	600	(1)	(1)

						$(35)	$(22)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC EUR versus CHF	CHF	1.067	12/01/2021	63	$0	$0
	Call - OTC EUR versus CHF		1.100	12/01/2021	63	0	0

DUB	Put - OTC EUR versus CHF		1.070	11/03/2021	322	(1)	(1)
	Call - OTC EUR versus CHF		1.100	11/03/2021	322	(1)	0

GLM	Call - OTC USD versus CAD	CAD	1.265	02/11/2022	1,584	(15)	(27)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	125

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
UAG	Put - OTC EUR versus CHF	CHF	1.070	10/29/2021	231	$(1)	$0
	Call - OTC EUR versus CHF		1.098	10/29/2021	231	(1)	0
	Put - OTC EUR versus CHF		1.070	11/23/2021	234	(1)	(1)
	Call - OTC EUR versus CHF		1.100	11/23/2021	234	(1)	0

						$(21)	$(29)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451%	05/23/2025	300	$(23)	$(42)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	1,900	(3)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	1,900	(3)	(13)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	5,100	(23)	0

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	2,100	(3)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	2,100	(3)	(14)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	800	(21)	(6)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	7,700	(35)	0

RYL	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	10,400	(13)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	10,400	(13)	(69)

							$(140)	$(144)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	1-Month USD-LIBOR	10/07/2022	4,250	$(4)	$(1)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	1-Month USD-LIBOR	10/08/2022	2,000	(2)	0

						$(6)	$(1)

Total Written Options						$(202)	$(196)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.028%	$	100	$(3)	$2	$0	$(1)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.028		1,500	(54)	43	0	(11)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.093		1,600	(39)	13	0	(26)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		500	(10)	2	0	(8)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.028		800	(27)	21	0	(6)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.093		900	(23)	9	0	(14)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.028		300	(10)	8	0	(2)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		1,000	(19)	4	0	(15)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.028		1,400	(49)	39	0	(10)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.093		500	(12)	4	0	(8)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.093		200	(5)	2	0	(3)

								$(251)	$147	$0	$(104)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.536%	$	400	$(10)	$17	$7	$0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.536		200	(5)	8	3	0

GST	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	12/20/2026	0.438		500	15	0	15	0

								$0	$25	$25	$0

126	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	900	$678	$5	$(4)	$1	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		2,000	1,380	0	4	4	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		1,900	1,311	(7)	4	0	(3)

								$(2)	$4	$5	$(3)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	3-Month MYR-KLIBOR	3.000%	Quarterly	06/16/2031	MYR	900	$(1)	$4	$3	$0

CBK	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	06/16/2031		2,300	0	8	8	0

NGF	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	06/16/2031		3,800	(1)	13	12	0

								$(2)	$25	$23	$0

Total Swap Agreements								$(255)	$201	$53	$(107)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1
BOA	83	0	0	83	(201)	(2)	(1)	(204)	(121)	0	(121)
BPS	30	40	3	73	(120)	(43)	(37)	(200)	(127)	274	147
BRC	1	0	7	8	(142)	(22)	(28)	(192)	(184)	0	(184)
CBK	531	0	15	546	(147)	0	(2)	(149)	397	(260)	137
DUB	0	0	0	0	0	(3)	0	(3)	(3)	(40)	(43)
FBF	1	0	0	1	0	(2)	0	(2)	(1)	0	(1)
GLM	43	13	0	56	(117)	(47)	(3)	(167)	(111)	0	(111)
GST	0	0	15	15	0	(4)	(25)	(29)	(14)	0	(14)
HUS	33	0	0	33	(15)	0	(8)	(23)	10	0	10
IND	2	0	0	2	(1)	0	0	(1)	1	0	1
JPM	68	0	0	68	(36)	0	(3)	(39)	29	0	29
MYC	0	0	0	0	0	(3)	0	(3)	(3)	(220)	(223)
MYI	159	0	0	159	(66)	0	0	(66)	93	0	93
NGF	0	12	12	24	0	0	0	0	24	0	24
RYL	0	0	0	0	0	(69)	0	(69)	(69)	0	(69)
SCX	132	0	0	132	(36)	0	0	(36)	96	0	96
SOG	90	0	0	90	(3)	0	0	(3)	87	0	87
SSB	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
TOR	28	0	0	28	(1)	0	0	(1)	27	0	27
UAG	8	0	0	8	(351)	(1)	0	(352)	(344)	0	(344)

Total Over the Counter	$1,209	$65	$53	$1,327	$(1,243)	$(196)	$(107)	$(1,546)

(o)

Securities with an aggregate market value of $274 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	127

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$267	$267
Swap Agreements	0	9	0	0	154	163

	$0	$9	$0	$0	$421	$430

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,209	$0	$1,209
Purchased Options	0	0	0	0	65	65
Swap Agreements	0	25	0	5	23	53

	$0	$25	$0	$1,214	$88	$1,327

	$0	$34	$0	$1,214	$509	$1,757

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$181	$181
Swap Agreements	0	3	0	0	220	223

	$0	$3	$0	$0	$401	$404

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,243	$0	$1,243
Written Options	0	22	0	29	145	196
Swap Agreements	0	104	0	3	0	107

	$0	$126	$0	$1,275	$145	$1,546

	$0	$129	$0	$1,275	$546	$1,950

128	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	(288)	(288)
Swap Agreements	0	(214)	0	0	296	82

	$0	$(214)	$0	$0	$9	$(205)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,434)	$0	$(1,434)
Purchased Options	0	0	0	0	15	15
Written Options	0	57	0	34	317	408
Swap Agreements	0	(38)	0	0	(4)	(42)

	$0	$19	$0	$(1,400)	$328	$(1,053)

	$0	$(195)	$0	$(1,400)	$337	$(1,258)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,052	$1,052
Swap Agreements	0	26	0	0	(1,960)	(1,934)

	$0	$26	$0	$0	$(908)	$(882)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,237	$0	$1,237
Purchased Options	0	0	0	(2)	(94)	(96)
Written Options	0	(14)	0	(12)	(161)	(187)
Swap Agreements	0	41	0	(287)	24	(222)

	$0	$27	$0	$936	$(231)	$732

	$0	$53	$0	$936	$(1,139)	$(150)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$82	$0	$82
Australia
Corporate Bonds & Notes	0	728	0	728
Non-Agency Mortgage-Backed Securities	0	176	0	176
Sovereign Issues	0	6,582	0	6,582
Canada
Corporate Bonds & Notes	0	1,287	0	1,287
Non-Agency Mortgage-Backed Securities	0	154	0	154
Sovereign Issues	0	498	0	498
Cayman Islands
Asset-Backed Securities	0	8,641	0	8,641
Corporate Bonds & Notes	0	1,704	0	1,704
Non-Agency Mortgage-Backed Securities	0	737	0	737
China
Corporate Bonds & Notes	0	500	0	500
Sovereign Issues	0	19,367	0	19,367
Denmark
Corporate Bonds & Notes	0	7,312	0	7,312
France
Corporate Bonds & Notes	0	198	0	198
Sovereign Issues	0	11,420	0	11,420
Germany
Corporate Bonds & Notes	0	5,645	0	5,645
Hungary
Sovereign Issues	0	197	0	197
India
Corporate Bonds & Notes	0	306	0	306
Sovereign Issues	0	301	0	301

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Ireland
Asset-Backed Securities	$0	$1,954	$0	$1,954
Israel
Sovereign Issues	0	4,247	0	4,247
Italy
Corporate Bonds & Notes	0	2,911	0	2,911
Sovereign Issues	0	5,492	0	5,492
Japan
Corporate Bonds & Notes	0	1,744	0	1,744
Sovereign Issues	0	12,957	0	12,957
Luxembourg
Corporate Bonds & Notes	0	628	0	628
Malaysia
Corporate Bonds & Notes	0	217	0	217
Sovereign Issues	0	1,933	0	1,933
Multinational
Corporate Bonds & Notes	0	825	0	825
Netherlands
Asset-Backed Securities	0	1,041	0	1,041
Corporate Bonds & Notes	0	2,505	0	2,505
Preferred Securities	0	175	0	175
Peru
Sovereign Issues	0	2,536	0	2,536
Qatar
Corporate Bonds & Notes	0	597	0	597
Sovereign Issues	0	3,590	0	3,590
Romania
Sovereign Issues	0	771	0	771
Saudi Arabia
Corporate Bonds & Notes	0	202	0	202

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	129

Schedule of Investments	PIMCO Global Bond Opportunities Fund (Unhedged)	(Cont.)	September 30, 2021	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Sovereign Issues	$0	$2,228	$0	$2,228
Serbia
Sovereign Issues	0	330	0	330
Singapore
Corporate Bonds & Notes	0	520	0	520
Sovereign Issues	0	1,526	0	1,526
Slovenia
Sovereign Issues	0	1,762	0	1,762
Spain
Corporate Bonds & Notes	0	203	0	203
Sovereign Issues	0	273	0	273
Switzerland
Corporate Bonds & Notes	0	2,584	0	2,584
United Arab Emirates
Corporate Bonds & Notes	0	406	0	406
Sovereign Issues	0	229	0	229
United Kingdom
Corporate Bonds & Notes	0	13,468	0	13,468
Non-Agency Mortgage-Backed Securities	0	8,495	0	8,495
Preferred Securities	0	293	0	293
Sovereign Issues	0	993	0	993
United States
Asset-Backed Securities	0	8,888	0	8,888
Corporate Bonds & Notes	0	8,911	0	8,911
Loan Participations and Assignments	0	1,528	0	1,528
Municipal Bonds & Notes	0	631	0	631
Non-Agency Mortgage-Backed Securities	0	16,058	2,246	18,304
Preferred Securities	0	806	0	806
U.S. Government Agencies	0	35,177	0	35,177
U.S. Treasury Obligations	0	15,402	0	15,402
Short-Term Instruments
Repurchase Agreements	0	7,255	0	7,255
Israel Treasury Bills	0	2,264	0	2,264

	$0	$240,390	$2,246	$242,636

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,715	$0	$0	$1,715

Total Investments	$1,715	$240,390	$2,246	$244,351

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(836)	$0	$(836)
Poland
Sovereign Issues	0	(3,577)	0	(3,577)
United Kingdom
Sovereign Issues	0	(1,170)	0	(1,170)
United States
U.S. Government Agencies	0	(27,221)	0	(27,221)

	$0	$(32,804)	$0	$(32,804)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	236	194	0	430
Over the counter	0	1,327	0	1,327

	$236	$1,521	$0	$1,757

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(181)	(223)	0	(404)
Over the counter	0	(1,546)	0	(1,546)

	$(181)	$(1,769)	$0	$(1,950)

Total Financial Derivative Instruments	$55	$(248)	$0	$(193)

Totals	$1,770	$207,338	$2,246	$211,354

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021(1)
Investments in Securities, at Value
United States
Non-Agency Mortgage-Backed Securities	$0	$2,254	$0	$0	$0	$(8)	$0	$0	$2,246	$(8)

Totals	$0	$2,254	$0	$0	$0	$(8)	$0	$0	$2,246	$(8)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs		Input Value(s)	Weighted Average
Investments in Securities, at Value
United States
Non-Agency Mortgage-Backed Securities	$2,246	Proxy Pricing	Base Price	%	100.00-103.219	102.499

Total	$2,246

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

130	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	September 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.6%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$184	$62
1.125% due 07/09/2035 þ		122	38
36.162% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	13,660	76

Total Argentina (Cost $895)			176

AUSTRALIA 3.2%

ASSET-BACKED SECURITIES 0.0%

Driver Australia Trust
0.940% (BBSW1M + 0.930%) due 07/21/2026 ~	AUD	173	125

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
1.013% due 09/05/2057 •		$598	598

SOVEREIGN ISSUES 3.1%

Australia Government International Bond
0.500% due 09/21/2026	AUD	30,800	21,969
1.000% due 11/21/2031		1,500	1,035
1.750% due 06/21/2051		800	502
2.500% due 05/21/2030		2,300	1,821

Northern Territory Treasury Corp.
2.000% due 04/21/2031		1,100	798

Treasury Corp. of Victoria
4.250% due 12/20/2032		1,500	1,341

			27,466

Total Australia (Cost $28,079)			28,189

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Erste Group Bank AG
8.875% due 10/15/2021 •(g)(h)	EUR	400	464

Total Austria (Cost $431)			464

CANADA 0.6%

CORPORATE BONDS & NOTES 0.4%

Enbridge, Inc.
0.625% (US0003M + 0.500%) due 02/18/2022 ~		$2,500	2,505

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,100	1,410

			3,915

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	569	461

SOVEREIGN ISSUES 0.1%

Canada Government International Bond
2.000% due 12/01/2051		100	79

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		492	498

			577

Total Canada (Cost $4,788)			4,953

CAYMAN ISLANDS 6.5%

ASSET-BACKED SECURITIES 4.5%

American Money Management Corp. CLO Ltd.
0.991% due 04/17/2029 •		$2,000	2,003

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.113% due 04/14/2029 •	$1,572	$1,574

Apidos CLO
1.064% due 07/17/2030 •	2,200	2,200

Arch Street CLO Ltd.
1.134% due 10/20/2028 •	1,706	1,707

Ares CLO Ltd.
1.177% due 04/18/2031 •	2,200	2,207

Assurant CLO Ltd.
1.174% due 10/20/2031 •	2,100	2,100

CARLYLE U.S. CLO Ltd.
1.134% due 04/20/2031 •	2,100	2,100

CIFC Funding Ltd.
1.075% due 10/24/2030 •	2,100	2,101

Gallatin CLO Ltd.
1.184% due 01/21/2028 •	884	885

Jamestown CLO Ltd.
1.354% due 01/17/2027 •	44	44

MF1 Ltd.
1.175% due 10/18/2036 •	2,200	2,201

MidOcean Credit CLO
1.229% due 01/29/2030 •	2,100	2,099

Mountain View CLO Ltd.
0.926% due 10/15/2026 •	9	9

OZLM Ltd.
1.228% due 10/20/2031 •(b)	2,100	2,100

Palmer Square Loan Funding Ltd.
0.971% due 07/20/2029 •	2,100	2,096

Sound Point CLO Ltd.
1.105% due 07/25/2030 •	2,200	2,201

SP-Static CLO Ltd.
1.538% due 07/22/2028 •	1,224	1,225

Steele Creek CLO Ltd.
1.031% due 05/21/2029 •	1,952	1,953

Symphony CLO Ltd.
1.083% due 07/14/2026 •	1,255	1,257

Venture CLO Ltd.
1.006% due 04/15/2027 •	328	328
1.115% due 09/07/2030 •	2,200	2,198
1.234% due 01/20/2029 •	1,800	1,801

Vibrant CLO Ltd.
1.072% due 06/20/2029 •	1,750	1,750
1.174% due 09/15/2030 •	2,100	2,104

WhiteHorse Ltd.
1.064% due 04/17/2027 •	5	5

Zais CLO Ltd.
1.276% due 04/15/2028 •	545	545

		40,793

CORPORATE BONDS & NOTES 1.7%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027	1,726	1,699

Country Garden Holdings Co. Ltd.
4.750% due 01/17/2023	200	200

KSA Sukuk Ltd.
4.303% due 01/19/2029	5,500	6,314

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	500	523

QNB Finance Ltd.
1.275% (SOFRRATE + 1.225%) due 02/12/2022 ~	1,300	1,305

S.A. Global Sukuk Ltd.
1.602% due 06/17/2026	1,000	995
2.694% due 06/17/2031	700	707

Sands China Ltd.
5.125% due 08/08/2025	400	431
5.400% due 08/08/2028	800	885

Tencent Holdings Ltd.
2.390% due 06/03/2030	2,200	2,164
3.595% due 01/19/2028	300	322

		15,545

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

GPMT Ltd.
1.337% due 07/16/2035 •		$1,831	$1,833

MF1 Multifamily Housing Mortgage Loan Trust
1.014% due 07/15/2036 •		1,000	1,002

			2,835

Total Cayman Islands (Cost $58,328)			59,173

CHINA 9.9%

CORPORATE BONDS & NOTES 0.3%

Industrial & Commercial Bank of China Ltd.
0.874% (US0003M + 0.750%) due 12/21/2021 ~		$700	701

Sinopec Group Overseas Development Ltd.
3.900% due 05/17/2022		1,800	1,836

			2,537

SOVEREIGN ISSUES 9.6%

China Development Bank
3.050% due 08/25/2026	CNY	6,000	928
4.040% due 04/10/2027		93,400	15,093
4.240% due 08/24/2027		109,000	17,808

China Government International Bond
2.850% due 06/04/2027		130,800	20,282
3.020% due 10/22/2025		33,800	5,301
3.280% due 12/03/2027		170,800	27,255

			86,667

Total China (Cost $84,933)			89,204

DENMARK 3.2%

CORPORATE BONDS & NOTES 3.2%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	39,973	5,813

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		36,286	5,273

Nykredit Realkredit A/S
1.000% due 10/01/2050		121,405	17,699

Total Denmark (Cost $29,203)			28,785

FRANCE 3.1%

CORPORATE BONDS & NOTES 0.1%

BNP Paribas S.A.
2.159% due 09/15/2029 •		$900	892

SOVEREIGN ISSUES 3.0%

France Government International Bond
0.750% due 05/25/2052	EUR	6,050	6,680
1.500% due 05/25/2050		4,500	6,043
2.000% due 05/25/2048		6,800	10,120
3.250% due 05/25/2045		2,100	3,780

			26,623

Total France (Cost $24,892)			27,515

GERMANY 2.6%

CORPORATE BONDS & NOTES 2.6%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	2,300	2,808
1.750% due 01/17/2028		600	736
2.129% due 11/24/2026 •(i)		$400	407
2.625% due 12/16/2024	GBP	600	838
2.625% due 02/12/2026	EUR	1,600	2,030
3.300% due 11/16/2022		$3,200	3,302
3.547% due 09/18/2031 •		1,400	1,495
3.700% due 05/30/2024		1,100	1,172
3.729% due 01/14/2032 •(i)		1,000	1,033
3.950% due 02/27/2023		1,100	1,150
3.961% due 11/26/2025 •		1,900	2,056

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	131

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)	EUR	300	$357

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,100	1,149

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		300	328

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	300	229
5.375% due 04/23/2024	NZD	1,400	1,057
5.500% due 03/29/2022	AUD	1,100	816

Volkswagen Bank GmbH
2.500% due 07/31/2026	EUR	1,000	1,281

Volkswagen Financial Services AG
0.750% due 10/14/2021		700	811

Total Germany (Cost $22,696)			23,055

HUNGARY 0.1%

SOVEREIGN ISSUES 0.1%

Hungary Government International Bond
2.125% due 09/22/2031		$400	395
3.125% due 09/21/2051		200	197

Total Hungary (Cost $586)			592

INDIA 0.2%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$1,000	1,019

State Bank of India
4.000% due 01/24/2022		300	303

			1,322

SOVEREIGN ISSUES 0.1%

Export-Import Bank of India
1.152% (US0003M + 1.020%) due 03/28/2022 ~(i)		700	702

Total India (Cost $2,005)			2,024

INDONESIA 0.0%

SOVEREIGN ISSUES 0.0%

Indonesia Government International Bond
4.200% due 10/15/2050		$300	333

Total Indonesia (Cost $360)			333

IRELAND 1.2%

ASSET-BACKED SECURITIES 0.9%

Accunia European CLO DAC
0.950% due 07/15/2030 •	EUR	787	912

Cairn CLO DAC
0.670% due 01/31/2030 •		1,394	1,616

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •		700	811

Dorchester Park CLO DAC
1.034% due 04/20/2028 •		$921	922

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	1,295	1,498

Marlay Park CLO DAC
0.740% due 10/15/2030 •		2,000	2,312

			8,071

CORPORATE BONDS & NOTES 0.3%

AIB Group PLC
4.750% due 10/12/2023		$300	323

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

German Postal Pensions Securitisation PLC
4.375% due 01/18/2022	EUR	2,000	$2,349

			2,672

Total Ireland (Cost $11,088)			10,743

ISRAEL 1.8%

SOVEREIGN ISSUES 1.8%

Israel Government International Bond
0.020% (MAKA5DAY) due 11/30/2021 ~	ILS	11,000	3,412
0.750% due 07/31/2022		12,400	3,870
2.000% due 03/31/2027		2,700	896
3.800% due 05/13/2060		$2,000	2,224
4.125% due 01/17/2048		400	482
5.500% due 01/31/2022	ILS	16,500	5,212

Total Israel (Cost $15,658)			16,096

ITALY 1.4%

CORPORATE BONDS & NOTES 1.3%

Banca Carige SpA
0.951% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	3,000	3,486
1.151% due 10/25/2021 •		3,100	3,593

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		1,400	1,690
2.625% due 04/28/2025		800	951

UniCredit SpA
7.830% due 12/04/2023		$1,900	2,175

			11,895

SOVEREIGN ISSUES 0.1%

Italy Government International Bond
6.000% due 08/04/2028	GBP	600	1,024

Total Italy (Cost $12,163)			12,919

JAPAN 6.8%

CORPORATE BONDS & NOTES 0.3%

Mizuho Financial Group, Inc.
0.759% (US0003M + 0.630%) due 05/25/2024 ~		$2,500	2,517

ORIX Corp.
3.250% due 12/04/2024		300	321

			2,838

SOVEREIGN ISSUES 6.5%

Development Bank of Japan, Inc.
1.750% due 08/28/2024		2,200	2,265

Japan Finance Organization for Municipalities
0.625% due 09/02/2025		4,300	4,237

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	799,448	7,384
0.100% due 06/20/2031		3,090,000	27,858
0.500% due 03/20/2049		977,000	8,511
0.700% due 12/20/2048		247,000	2,269
0.700% due 06/20/2051		30,000	272
1.700% due 09/20/2032		400,000	4,213

Tokyo Metropolitan Government
0.750% due 07/16/2025		$1,200	1,187

			58,196

Total Japan (Cost $61,779)			61,034

JERSEY, CHANNEL ISLANDS 0.2%

ASSET-BACKED SECURITIES 0.2%

Saranac Clo Ltd.
1.259% due 08/13/2031 •		$2,200	2,200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.0%

AA Bond Co. Ltd.
2.750% due 07/31/2043	GBP	200	$274

Total Jersey, Channel Islands (Cost $2,449)			2,474

KUWAIT 0.5%

SOVEREIGN ISSUES 0.5%

Kuwait International Government Bond
3.500% due 03/20/2027		$4,500	4,988

Total Kuwait (Cost $4,474)			4,988

LITHUANIA 0.4%

SOVEREIGN ISSUES 0.4%

Lithuania Government International Bond
6.625% due 02/01/2022		$3,300	3,370

Total Lithuania (Cost $3,368)			3,370

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%

Medtronic Global Holdings S.C.A.
0.000% due 12/02/2022 (e)	EUR	2,300	2,676

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		$200	208

Total Luxembourg (Cost $2,820)			2,884

MALAYSIA 1.0%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.500% due 04/21/2030		$400	434
4.550% due 04/21/2050		300	368
4.800% due 04/21/2060		300	392

			1,194

SOVEREIGN ISSUES 0.9%

Malaysia Government International Bond
3.733% due 06/15/2028	MYR	19,600	4,821
3.828% due 07/05/2034		4,100	973
4.642% due 11/07/2033		8,200	2,112

			7,906

Total Malaysia (Cost $9,122)			9,100

MEXICO 0.1%

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
5.000% due 04/27/2051		$500	550

Total Mexico (Cost $464)			550

MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Preferred Term Securities Ltd.
0.416% (US0003M + 0.300%) due 09/22/2037 ~		$774	712

Total Multinational (Cost $578)			712

NETHERLANDS 1.9%

ASSET-BACKED SECURITIES 0.6%

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	800	923

Jubilee CLO BV
0.256% due 12/15/2029 •		2,350	2,714

132	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tikehau CLO BV
0.880% due 12/07/2029 •	EUR	1,526	$1,770

			5,407

CORPORATE BONDS & NOTES 1.2%

Cooperatieve Rabobank UA
0.992% (US0003M + 0.860%) due 09/26/2023 ~		$1,900	1,928
3.875% due 09/26/2023		2,400	2,558

Enel Finance International NV
1.875% due 07/12/2028		500	498
2.650% due 09/10/2024		1,300	1,363

ING Groep NV
1.130% (US0003M + 1.000%) due 10/02/2023 ~		800	812
4.100% due 10/02/2023		800	857

JT International Financial Services BV
3.500% due 09/28/2023		2,400	2,542

			10,558

		SHARES
PREFERRED SECURITIES 0.1%

Stichting AK Rabobank Certificaten
19.437% due 12/29/2049 þ(g)		315,150	526

Total Netherlands (Cost $15,945)			16,491

		PRINCIPAL AMOUNT (000S)
PERU 1.2%

SOVEREIGN ISSUES 1.2%

Peru Government International Bond
1.862% due 12/01/2032		$600	546
5.350% due 08/12/2040	PEN	1,600	308
5.940% due 02/12/2029		20,700	5,024
6.350% due 08/12/2028		18,200	4,546

Total Peru (Cost $12,811)			10,424

QATAR 2.3%

CORPORATE BONDS & NOTES 0.2%

Qatar Petroleum
1.375% due 09/12/2026		$500	497
2.250% due 07/12/2031		300	297
3.125% due 07/12/2041		500	501
3.300% due 07/12/2051		600	607

			1,902

SOVEREIGN ISSUES 2.1%

Qatar Government International Bond
3.375% due 03/14/2024		1,200	1,277
3.750% due 04/16/2030		700	789
3.875% due 04/23/2023		6,000	6,319
4.000% due 03/14/2029		4,000	4,555
4.400% due 04/16/2050		800	978
4.500% due 04/23/2028		3,000	3,504
4.817% due 03/14/2049		600	773
5.103% due 04/23/2048		300	399

			18,594

Total Qatar (Cost $18,645)			20,496

ROMANIA 0.3%

SOVEREIGN ISSUES 0.3%

Romania Government International Bond
2.000% due 04/14/2033	EUR	700	775
2.750% due 04/14/2041		300	324

Romanian Government International Bond
1.750% due 07/13/2030		800	907

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.875% due 04/13/2042	EUR	1,000	$1,084

Total Romania (Cost $3,279)			3,090

SAUDI ARABIA 0.3%

SOVEREIGN ISSUES 0.3%

Saudi Government International Bond
2.900% due 10/22/2025		$900	959
4.375% due 04/16/2029		800	923
4.625% due 10/04/2047		400	471

Total Saudi Arabia (Cost $2,221)			2,353

SERBIA 0.2%

SOVEREIGN ISSUES 0.2%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	700	786
2.050% due 09/23/2036		600	654

Total Serbia (Cost $1,493)			1,440

SINGAPORE 0.9%

CORPORATE BONDS & NOTES 0.1%

BOC Aviation Ltd.
2.750% due 09/18/2022		$400	406
3.500% due 09/18/2027		400	426

			832

SOVEREIGN ISSUES 0.8%

Singapore Government International Bond
1.625% due 07/01/2031	SGD	3,500	2,591
1.875% due 10/01/2051 (b)		2,900	2,109
2.250% due 08/01/2036		400	309
2.375% due 07/01/2039		500	395
2.750% due 04/01/2042		1,600	1,335
3.375% due 09/01/2033		600	518

			7,257

Total Singapore (Cost $8,138)			8,089

SLOVENIA 0.3%

SOVEREIGN ISSUES 0.3%

Slovenia Government International Bond
5.250% due 02/18/2024		$2,210	2,458

Total Slovenia (Cost $2,260)			2,458

SOUTH AFRICA 0.0%

SOVEREIGN ISSUES 0.0%

South Africa Government International Bond
4.850% due 09/30/2029		$200	206

Total South Africa (Cost $200)			206

SOUTH KOREA 0.0%

SOVEREIGN ISSUES 0.0%

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$300	317

Total South Korea (Cost $299)			317

SPAIN 0.6%

CORPORATE BONDS & NOTES 0.3%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	2,200	2,734

Banco Santander S.A.
1.849% due 03/25/2026		$400	405

			3,139

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.3%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	300	$465

Spain Government International Bond
0.250% due 07/30/2024		2,200	2,601

			3,066

Total Spain (Cost $5,831)			6,205

SWITZERLAND 1.2%

CORPORATE BONDS & NOTES 1.2%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$4,200	4,606

Credit Suisse Group AG
3.800% due 06/09/2023		1,000	1,054
6.375% due 08/21/2026 •(g)(h)		1,000	1,100

UBS AG
7.625% due 08/17/2022 (h)		3,300	3,497

UBS Group AG
5.750% due 02/19/2022 •(g)(h)	EUR	700	824

Total Switzerland (Cost $10,745)			11,081

UNITED ARAB EMIRATES 0.1%

SOVEREIGN ISSUES 0.1%

Emirate of Abu Dhabi Government International Bond
3.875% due 04/16/2050		$500	573

Total United Arab Emirates (Cost $481)			573

UNITED KINGDOM 11.7%

CORPORATE BONDS & NOTES 6.7%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$6,800	7,291

Barclays PLC
3.650% due 03/16/2025		1,900	2,044
4.338% due 05/16/2024 •		1,500	1,588
4.375% due 01/12/2026		300	335
4.836% due 05/09/2028		500	565
6.375% due 12/15/2025 •(g)(h)	GBP	600	893
7.250% due 03/15/2023 •(g)(h)		600	863
8.000% due 06/15/2024 •(g)(h)		$900	1,017

Frontier Finance PLC
8.000% due 03/23/2022	GBP	488	671

HSBC Holdings PLC
1.494% (US0003M + 1.380%) due 09/12/2026 ~		$2,200	2,272
3.973% due 05/22/2030 •		1,900	2,098
4.041% due 03/13/2028 •		900	996
4.292% due 09/12/2026 •		2,200	2,428
6.500% due 03/23/2028 •(g)(h)		700	790
6.750% due 09/11/2028	GBP	1,000	1,718

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024		1,200	1,651

Lloyds Bank PLC
4.875% due 03/30/2027		800	1,300
5.125% due 03/07/2025		1,600	2,471

Lloyds Banking Group PLC
3.500% due 04/01/2026 •	EUR	400	519
4.582% due 12/10/2025		$1,300	1,452
4.650% due 03/24/2026		1,100	1,237
7.500% due 06/27/2024 •(g)(h)		200	224

Nationwide Building Society
1.700% due 02/13/2023		2,500	2,547
3.622% due 04/26/2023 •		500	509
3.766% due 03/08/2024 •		800	834

Natwest Group PLC
1.595% (US0003M + 1.470%) due 05/15/2023 ~		2,000	2,017
3.498% due 05/15/2023 •		1,900	1,935
3.875% due 09/12/2023		500	530
4.600% due 06/28/2031 •(g)(h)		1,200	1,209
5.076% due 01/27/2030 •		1,700	2,009
6.000% due 12/29/2025 •(g)(h)		1,300	1,458

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	133

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Reckitt Benckiser Treasury Services PLC
0.689% (US0003M + 0.560%) due 06/24/2022 ~		$700	$703

Santander UK Group Holdings PLC
1.089% due 03/15/2025 •		700	701
4.750% due 09/15/2025		1,300	1,449
4.796% due 11/15/2024 •		2,100	2,274
6.750% due 06/24/2024 •(g)(h)	GBP	1,400	2,076
7.375% due 06/24/2022 •(g)(h)		800	1,117

Standard Chartered PLC
2.678% due 06/29/2032 •		$2,100	2,090

Tesco PLC
6.125% due 02/24/2022	GBP	175	241

Tesco Property Finance PLC
5.411% due 07/13/2044		559	966

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		700	979

			60,067

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.4%

Eurohome UK Mortgages PLC
0.220% due 06/15/2044 •		953	1,261

Eurosail PLC
1.017% due 06/13/2045 •		709	954

Finsbury Square PLC
1.017% due 09/12/2068 •		747	1,010

Harben Finance PLC
0.868% due 08/20/2056 •		1,164	1,570

Hawksmoor Mortgages
1.100% due 05/25/2053 •		2,861	3,872

Newgate Funding PLC
1.070% due 12/15/2050 •		400	536
1.320% due 12/15/2050 •		200	262

Resloc UK PLC
0.230% due 12/15/2043 •		1,164	1,522

Ripon Mortgages PLC
0.868% due 08/20/2056 •		9,958	13,442

Stanlington PLC
1.067% due 06/12/2046 •		1,922	2,596

Stratton Mortgage Funding PLC
0.950% (SONIA3M IR + 0.900%) due 07/20/2060 ~		2,920	3,957

Towd Point Mortgage Funding
0.950% due 07/20/2045 •		3,663	4,953

Towd Point Mortgage Funding PLC
1.097% (BP0003M) due 10/20/2051 ~		1,752	2,380

Twin Bridges PLC
0.847% due 09/12/2044 •		443	598

Uropa Securities PLC
0.263% due 06/10/2059 •		225	296
0.413% due 06/10/2059 •		62	81
0.613% due 06/10/2059 •		48	64
0.813% due 06/10/2059 •		51	67

			39,421

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		2,750	726

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.5%

United Kingdom Gilt
0.625% due 10/22/2050		$4,000	4,413

Total United Kingdom (Cost $99,523)			104,627

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 43.0%

ASSET-BACKED SECURITIES 8.9%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	$1,389	$1,397

ACE Securities Corp. Home Equity Loan Trust
0.986% due 08/25/2035 •	1,600	1,604

Amortizing Residential Collateral Trust
0.786% due 10/25/2031 •	3	3

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.026% due 06/25/2029 •	8	8

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.846% due 02/25/2036 •	1,013	941

Asset-Backed Securities Corp. Home Equity Loan Trust
1.209% due 09/15/2033 •	2,628	2,658

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ	438	441

Bear Stearns Asset-Backed Securities Trust
0.746% due 10/25/2032 •	1	1

Citigroup Mortgage Loan Trust
0.246% due 12/25/2036 •	483	327
0.266% due 01/25/2037 •	2,074	1,848
0.606% due 03/25/2036 •	1,123	1,106

Citigroup Mortgage Loan Trust, Inc.
1.076% due 07/25/2035 •	2,400	2,398

Countrywide Asset-Backed Certificates
0.226% due 06/25/2037 •	557	532
0.226% due 06/25/2047 ^•	559	539
0.286% due 06/25/2037 ^•	1,678	1,768
0.346% due 12/25/2036 ^•	694	692
0.586% due 02/25/2036 •	692	688

Countrywide Asset-Backed Certificates Trust
0.276% due 06/25/2047 •	199	199

Countrywide Asset-Backed Certificates Trust, Inc.
0.826% due 08/25/2047 •	376	372

Credit Suisse First Boston Mortgage Securities Corp.
0.706% due 01/25/2032 •	3	3

First Franklin Mortgage Loan Trust
0.201% due 07/25/2036 •	1,303	1,262
1.031% due 03/25/2035 •	1,306	1,305

GSAMP Trust
0.326% due 09/25/2036 •	3,622	1,858
0.346% due 02/25/2046 •	71	70
0.586% due 05/25/2046 •	2,147	2,121
0.956% due 11/25/2034 •	383	382

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ	114	106

MASTR Asset-Backed Securities Trust
0.566% due 06/25/2036 •	3,494	1,948
0.836% due 10/25/2035 ^•	918	928

MASTR Specialized Loan Trust
0.456% due 01/25/2037 •	1,018	577

Merrill Lynch Mortgage Investors Trust
0.746% due 07/25/2036 •	4,422	4,293
0.806% due 05/25/2036 •	26	26

Morgan Stanley ABS Capital, Inc. Trust
0.216% due 01/25/2037 •	1,928	1,192
0.226% due 05/25/2037 •	1,693	1,494
0.336% due 07/25/2036 •	189	170
0.566% due 06/25/2036 •	1,541	1,044
1.016% due 02/25/2035 •	2,866	2,879
1.046% due 09/25/2034 •	1,621	1,623

Morgan Stanley Home Equity Loan Trust
0.316% due 04/25/2037 •	1,452	972

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^þ	1,783	656

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.521% due 03/25/2036 •	1,514	1,508

NovaStar Mortgage Funding Trust
0.216% due 03/25/2037 •	1,250	979
0.626% due 05/25/2036 •	2,800	2,724

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ		$549	$272
5.731% due 11/25/2036 þ		1,960	1,036

Residential Asset Securities Corp. Trust
0.336% due 11/25/2036 ^•		5,496	5,412

Saxon Asset Securities Trust
0.396% due 09/25/2037 •		1,455	1,438

SMB Private Education Loan Trust
1.184% due 07/15/2053 •		361	368
1.290% due 07/15/2053		1,299	1,305

Soundview Home Loan Trust
0.586% due 11/25/2036 •		2,300	2,235
0.646% due 05/25/2036 •		798	796
1.036% due 10/25/2037 •		1,513	1,398

Specialty Underwriting & Residential Finance Trust
0.386% due 06/25/2037 •		375	276
0.836% due 06/25/2036 •		9	9

Structured Asset Investment Loan Trust
0.259% due 07/25/2036 •		1,144	830
0.766% due 01/25/2033 •		897	894
0.986% due 09/25/2034 •		62	62

Structured Asset Securities Corp.
1.211% due 02/25/2035 •		3,410	3,421

Terwin Mortgage Trust
1.026% due 11/25/2033 •		28	28

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~		1,644	1,658
2.710% due 01/25/2060 ~		1,467	1,506
2.900% due 10/25/2059 ~		6,728	6,985

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		2,400	2,518

			80,089

CORPORATE BONDS & NOTES 6.0%

AbbVie, Inc.
1.500% due 11/15/2023	EUR	100	120
3.750% due 11/14/2023		$2,200	2,344

American Tower Corp.
2.250% due 01/15/2022		800	804

AT&T, Inc.
3.100% due 02/01/2043		400	384
3.300% due 02/01/2052		400	388

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		500	514

Bayer U.S. Finance LLC
1.126% (US0003M + 1.010%) due 12/15/2023 ~		800	811
4.250% due 12/15/2025		400	442
4.375% due 12/15/2028		400	453

BP Capital Markets America, Inc.
3.790% due 02/06/2024		1,300	1,392

Bristol-Myers Squibb Co.
3.250% due 08/15/2022		2,600	2,667

British Airways Pass-Through Trust
3.350% due 12/15/2030		2,343	2,355

Broadcom, Inc.
2.450% due 02/15/2031		600	582
2.600% due 02/15/2033		200	192
4.300% due 11/15/2032		300	336

Campbell Soup Co.
3.650% due 03/15/2023		172	179

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		300	313

Charles Schwab Corp.
0.750% due 03/18/2024		200	201

Charter Communications Operating LLC
3.750% due 02/15/2028		1,900	2,082
5.125% due 07/01/2049		400	471
6.384% due 10/23/2035		500	658

CVS Health Corp.
3.700% due 03/09/2023		245	256

D.R. Horton, Inc.
4.375% due 09/15/2022		400	411

134	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Energy Transfer LP
4.650% due 02/15/2022		$700	$711

Fidelity National Information Services, Inc.
0.750% due 05/21/2023	EUR	600	705

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •		300	347
0.000% due 12/07/2022 •		200	231
2.700% due 08/10/2026		$500	502
2.748% due 06/14/2024	GBP	500	682
3.021% due 03/06/2024	EUR	300	363
3.087% due 01/09/2023		$200	203
3.278% (US0003M + 3.140%) due 01/07/2022 ~		500	502
3.375% due 11/13/2025		1,200	1,234
3.815% due 11/02/2027		400	416
4.000% due 11/13/2030		600	625
4.375% due 08/06/2023		300	313
4.535% due 03/06/2025	GBP	600	862
4.687% due 06/09/2025		$600	643
5.125% due 06/16/2025		1,200	1,305

GATX Corp.
0.841% (US0003M + 0.720%) due 11/05/2021 ~		500	500

GLP Capital LP
5.300% due 01/15/2029		1,400	1,639

Hyatt Hotels Corp.
1.300% due 10/01/2023 (b)		400	401

Kilroy Realty LP
3.450% due 12/15/2024		700	748

Komatsu Finance America, Inc.
2.437% due 09/11/2022		900	917

Lehman Brothers Holdings, Inc.
0.000% due 12/31/2016 ^		1,200	9

Morgan Stanley
0.740% (CDOR03 + 0.300%) due 02/03/2023 ~(i)	CAD	2,600	2,059

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,500	2,076

National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022		$2,800	2,852

Nissan Motor Acceptance Co. LLC
2.650% due 07/13/2022		300	305

ONEOK, Inc.
4.550% due 07/15/2028		200	227

Organon & Co.
5.125% due 04/30/2031		500	526

Pacific Gas & Electric Co.
2.100% due 08/01/2027		100	98
3.500% due 06/15/2025 ^		300	313
4.000% due 12/01/2046 ^		100	97
4.250% due 03/15/2046 ^		100	99
4.300% due 03/15/2045 ^		100	99
4.550% due 07/01/2030		200	216

Reliance Standard Life Global Funding
2.625% due 07/22/2022		2,500	2,548

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022		400	405

San Diego Gas & Electric Co.
3.600% due 09/01/2023		300	316

Southern California Edison Co.
0.690% (SOFRRATE + 0.640%) due 04/03/2023 ~		100	100
0.700% due 04/03/2023		600	602
0.880% (SOFRRATE + 0.830%) due 04/01/2024 ~		400	402

Southern Co.
2.950% due 07/01/2023		1,500	1,558

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023		100	104

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		1,200	1,223

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		350	374

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
1.359% (US0003M + 1.230%) due 10/31/2023 ~	$2,000	$2,025

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	2,847	2,874

		53,711

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

CenturyLink, Inc.
2.334% (LIBOR03M + 2.250%) due 03/15/2027 ~	684	677

Charter Communications Operating LLC
1.840% (LIBOR03M + 1.750%) due 02/01/2027 ~	1,233	1,227

Hilton Worldwide Finance LLC
1.836% (LIBOR03M + 1.750%) due 06/22/2026 ~	571	567

		2,471

MUNICIPAL BONDS & NOTES 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	800	1,010

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	388	593

		1,603

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.7%

American Home Mortgage Assets Trust
0.466% due 05/25/2046 ^•	118	107

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ	1,187	1,088

Banc of America Mortgage Trust
2.487% due 06/25/2035 ~	38	37

BCAP LLC Trust
0.839% due 01/26/2047 •	16	15

Bear Stearns Adjustable Rate Mortgage Trust
2.366% due 10/25/2033 ~	2	2
2.480% due 05/25/2034 ~	4	4
2.489% due 08/25/2033 ~	2	2
2.666% due 05/25/2034 ~	5	5
2.727% due 11/25/2034 ~	2	2
3.151% due 05/25/2047 ^~	82	82
3.361% due 09/25/2034 ~	35	36

Bear Stearns ALT-A Trust
0.406% due 02/25/2034 •	25	24
2.622% due 05/25/2035 ~	5	5
3.057% due 11/25/2035 ^~	212	186
3.445% due 08/25/2036 ^~	99	64

Bear Stearns Structured Products, Inc. Trust
2.708% due 01/26/2036 ^~	44	37

Chase Mortgage Finance Trust
2.909% due 07/25/2037 ~	52	50

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.236% due 01/25/2036 •	930	877

Citigroup Mortgage Loan Trust
1.633% due 08/25/2036 •	5,485	2,493
2.500% due 05/25/2051 ~	2,891	2,930
3.124% due 09/25/2037 ^~	83	83

Citigroup Mortgage Loan Trust, Inc.
3.316% due 08/25/2035 ^~	757	774

Commercial Mortgage Trust
1.427% due 01/10/2046 ~(a)	1,977	20

Countrywide Alternative Loan Trust
0.297% due 07/20/2046 ^•	112	89
0.436% due 05/25/2037 ^•	88	29
0.506% due 07/25/2046 ^•	1,009	954
0.646% due 02/25/2037 •	154	136
0.746% due 09/25/2035 •	625	491

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.342% due 11/25/2047 ^•	$483	$445
1.592% due 11/25/2035 •	22	21
2.132% due 11/25/2035 •	7	7
2.903% due 11/25/2035 ^~	96	95
3.055% due 02/25/2037 ^~	26	26
5.250% due 06/25/2035 ^	9	9
6.250% due 12/25/2036	2,404	1,504
6.250% due 08/25/2037 ^	20	15
6.500% due 06/25/2036 ^	43	31

Countrywide Home Loan Mortgage Pass-Through Trust
0.486% due 04/25/2046 •	215	205
0.626% due 04/25/2046 •	3,462	1,235
0.846% due 09/25/2034 •	13	14
2.681% due 08/25/2034 ^~	1	1
2.887% due 08/25/2034 ^~	1	1
6.000% due 07/25/2036	879	646

Countrywide Home Loan Reperforming REMIC Trust
0.426% due 06/25/2035 •	57	55

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	1	1

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	145	60

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	397	405

DBUBS Mortgage Trust
1.361% due 11/10/2046 ~(a)	243	0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.226% due 07/25/2047 •	349	335

Extended Stay America Trust
1.164% due 07/15/2038 •	2,089	2,098

GreenPoint Mortgage Funding Trust
0.626% due 11/25/2045 •	6	5

GS Mortgage Securities Corp.
1.625% due 02/10/2046 ~(a)	2,050	32

GS Mortgage Securities Trust
2.078% due 11/10/2045 ~(a)	1,654	21

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	496	502
2.500% due 02/25/2052 ~	993	1,010

GSC Capital Corp. Mortgage Trust
0.446% due 05/25/2036 ^•	1,227	1,218

GSMPS Mortgage Loan Trust
0.436% due 01/25/2036 •	1,958	1,651

GSR Mortgage Loan Trust
1.840% due 03/25/2033 •	2	3
2.122% due 06/25/2034 ~	7	8
2.654% due 01/25/2035 ~	7	7

HarborView Mortgage Loan Trust
0.767% due 06/20/2035 •	15	15
0.942% due 12/19/2036 ^•	57	55

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~	920	924

Impac CMB Trust
0.806% due 10/25/2034 •	216	213
1.086% due 07/25/2033 •	2	2

IndyMac Mortgage Loan Trust
2.912% due 09/25/2035 ^~	43	41

JP Morgan Mortgage Trust
1.000% due 11/25/2051 «	4,400	4,509
1.905% due 11/25/2033 ~	2	2
2.500% due 11/25/2051 «	6,400	6,574
2.692% due 10/25/2035 ~	8	8
6.000% due 06/25/2037	1,578	1,068

JP Morgan Resecuritization Trust
5.018% due 07/27/2037 ~	85	85

JPMorgan Mortgage Trust
3.000% due 01/25/2052 ~	4,368	4,516

Lehman XS Trust
0.496% due 08/25/2046 •	1,486	1,492

Luminent Mortgage Trust
0.466% due 05/25/2046 •	1,378	1,272

Manhattan West Mortgage Trust
2.130% due 09/10/2039	2,000	2,041

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	135

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Alternative Loan Trust
0.486% due 03/25/2036 ^•	$44	$3
6.000% due 02/25/2036	603	405

Merrill Lynch Mortgage Investors Trust
1.859% due 02/25/2033 ~	4	4
2.013% due 02/25/2036 ~	64	68
2.100% due 02/25/2036 ~	13	13
2.331% due 05/25/2033 ~	7	7

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047 þ	178	98

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	2,275	2,354
2.750% due 11/25/2059 ~	1,729	1,781

OBX Trust
0.736% due 06/25/2057 •	510	511

Residential Accredit Loans, Inc. Trust
0.446% due 06/25/2046 •	285	90
1.014% due 10/25/2037 ~	382	375
1.592% due 08/25/2035 •	149	138
6.250% due 02/25/2037	1,646	1,614

Residential Asset Securitization Trust
0.486% due 01/25/2046 ^•	49	15
5.750% due 02/25/2036	899	850

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	1	1

Sequoia Mortgage Trust
0.487% due 07/20/2036 •	113	110
0.787% due 07/20/2033 •	28	28

Structured Adjustable Rate Mortgage Loan Trust
2.362% due 04/25/2034 ~	6	6
2.440% due 02/25/2034 ~	3	3
2.825% due 08/25/2035 ~	87	84
2.880% due 09/25/2035 ~	76	74

Structured Asset Mortgage Investments Trust
0.206% due 08/25/2036 •	1,187	1,132
0.306% due 09/25/2047 •	167	154
0.506% due 05/25/2036 •	44	39
0.526% due 05/25/2036 •	95	94
0.667% due 07/19/2034 •	4	4

Structured Asset Securities Corp.
0.366% due 01/25/2036 •	1,271	1,209

Structured Asset Securities Corp. Mortgage Loan Trust
0.376% due 10/25/2036 •	713	651

TBW Mortgage-Backed Trust
6.130% due 01/25/2037 ^þ	177	85

Thornburg Mortgage Securities Trust
1.336% due 06/25/2037 ^•	63	59
1.429% due 06/25/2037 •	118	111
1.479% due 06/25/2047 ^•	58	53

WaMu Mortgage Pass-Through Certificates Trust
0.666% due 07/25/2045 •	394	392
0.706% due 01/25/2045 •	12	12
0.806% due 10/25/2045 •	644	641
1.513% due 02/27/2034 •	9	10
2.577% due 06/25/2033 ~	2	3
2.716% due 12/25/2035 ~	152	156
2.762% due 12/25/2036 ^~	350	348
2.774% due 09/25/2036 ~	155	151

Washington Mutual Mortgage Pass-Through Certificates Trust
1.032% due 07/25/2046 ^•	35	24
6.500% due 03/25/2036	1,641	1,388

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	62	62
6.000% due 06/25/2037 ^	122	123

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo-RBS Commercial Mortgage Trust
1.275% due 03/15/2045 ~(a)	$3,729	$42

		60,680

	SHARES
PREFERRED SECURITIES 0.3%

AT&T, Inc.
2.875% due 03/02/2025 •(g)	800,000	939

Bank of America Corp.
5.875% due 03/15/2028 •(g)	1,660,000	1,897

		2,836

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 17.0%

Fannie Mae
0.486% due 06/25/2036 •	$23	23
1.778% due 12/01/2034 •	12	12
2.422% due 11/01/2034 •	21	22
3.000% due 03/01/2060	1,020	1,104
3.500% due 01/01/2059	2,747	2,995
6.000% due 04/25/2043 - 07/25/2044	73	83
6.500% due 11/25/2042	78	90

Freddie Mac
0.446% due 01/15/2038 •	340	341
0.684% due 12/15/2037 •	9	9
1.063% due 11/25/2022 ~(a)	2,923	25
1.292% due 10/25/2044 •	53	55
1.902% due 01/15/2038 ~(a)	340	22

Ginnie Mae
0.940% due 07/20/2066 - 11/20/2066 •	3,725	3,785
1.875% due 05/20/2028 - 06/20/2030 •	5	5
2.000% due 01/20/2030 - 05/20/2030 •	10	10
2.125% due 11/20/2026 - 12/20/2026 •	4	3
2.250% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	4	4
3.000% due 07/20/2046 - 05/20/2047	61	62
6.000% due 08/20/2034	249	279

Small Business Administration
5.600% due 09/01/2028	74	81

Uniform Mortgage-Backed Security
2.500% due 11/01/2050 - 02/01/2051	12,050	12,499
3.000% due 10/01/2049 - 06/01/2051	3,368	3,624
3.500% due 10/01/2034 - 07/01/2050	3,263	3,487
4.000% due 06/01/2048 - 06/01/2050	1,685	1,809

Uniform Mortgage-Backed Security, TBA
2.500% due 10/01/2051	20,100	20,726
3.500% due 10/01/2036 - 11/01/2051	2,000	2,119
4.000% due 10/01/2051 - 11/01/2051	80,400	86,192
4.500% due 10/01/2051	12,600	13,629

		153,095

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 3.6%

U.S. Treasury Bonds
1.375% due 11/15/2040 (n)		$3,600	$3,235
1.875% due 02/15/2041 (l)(n)		12,000	11,742

U.S. Treasury Inflation Protected Securities (f)
0.375% due 07/15/2027 (l)		4,129	4,595
0.500% due 01/15/2028 (l)(n)		4,537	5,082
2.500% due 01/15/2029 (l)		3,051	3,911
3.875% due 04/15/2029 (l)(n)		2,491	3,476

U.S. Treasury Notes
1.875% due 08/31/2022 (n)		100	102

			32,143

Total United States (Cost $378,649)			386,628

SHORT-TERM INSTRUMENTS 4.3%

COMMERCIAL PAPER 0.3%

Samhallsbyggnadsbolaget i Norden AB
0.000% due 10/12/2021	EUR	2,400	2,780

REPURCHASE AGREEMENTS (j) 2.6%
			23,056

ISRAEL TREASURY BILLS 1.4%
(0.021)% due 11/30/2021 - 08/03/2022 (d)(e)	ILS	41,100	12,746

Total Short-Term Instruments (Cost $38,649)			38,582

Total Investments in Securities (Cost $980,328)			1,002,393

		SHARES
INVESTMENTS IN AFFILIATES 5.2%

SHORT-TERM INSTRUMENTS 5.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.2%

PIMCO Short Asset Portfolio		55,348	555

PIMCO Short-Term Floating NAV Portfolio III		4,718,430	46,533

Total Short-Term Instruments (Cost $47,073)			47,088

Total Investments in Affiliates (Cost $47,073)			47,088

Total Investments 116.8% (Cost $1,027,401)			$1,049,481

Financial Derivative Instruments (k)(m) 0.5% (Cost or Premiums, net $(1,137))			4,730

Other Assets and Liabilities, net (17.3)%			(155,538)

Net Assets 100.0%			$898,673

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

136	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	2.129%	11/24/2026	11/17/2020	$400	$407	0.05%
Deutsche Bank AG	3.729	01/14/2032	01/21/2021	1,002	1,033	0.11
Export-Import Bank of India	1.152	03/28/2022	12/19/2019	699	702	0.08
Morgan Stanley	0.740	02/03/2023	01/30/2020	1,971	2,059	0.23

				$4,072	$4,201	0.47%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.010%	04/20/2021	TBD	(2)	GBP 4,352	United Kingdom Gilt 1.750% due 01/22/2049	$(5,570)	$5,863	$5,864
BRC	(0.250)	08/20/2021	TBD	(2)	PLN 62,649	Republic of Poland Government International Bond 2.750% due 10/25/2029	(16,289)	15,752	15,748
FICC	0.000	09/30/2021	10/01/2021		$ 1,440	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	(1,469)	1,440	1,440

Total Repurchase Agreements							$(23,328)	$23,055	$23,052

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (0.2)%
Sovereign Issues (0.2)%
Canada Government International Bond	2.750%	12/01/2048	CAD	2,300	$(2,215)	$(2,137)

Poland (1.7)%
Sovereign Issues (1.7)%
Republic of Poland Government International Bond	2.750%	10/25/2029	PLN	55,800	(15,776)	(15,236)

United Kingdom (0.6)%
Sovereign Issues (0.6)%
United Kingdom Gilt	1.750%	01/22/2049	GBP	3,800	(5,510)	(5,556)

United States (14.9)%
U.S. Government Agencies (14.9)%
Uniform Mortgage-Backed Security, TBA	2.000%	11/01/2036	$	12,100	(12,444)	(12,446)
Uniform Mortgage-Backed Security, TBA	2.000	10/01/2051		6,400	(62,024)	(62,146)
Uniform Mortgage-Backed Security, TBA	2.500	10/01/2051		21,900	(22,684)	(22,582)
Uniform Mortgage-Backed Security, TBA	2.500	11/01/2051		17,600	(18,194)	(18,113)
Uniform Mortgage-Backed Security, TBA	2.500	12/01/2050		6,400	(6,608)	(6,571)
Uniform Mortgage-Backed Security, TBA	3.000	12/01/2051		9,800	(11,579)	(11,560)

Total United States					(133,533)	(133,418)

Total Short Sales (17.4)%					$(157,034)	$(156,347)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	137

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$5,864	$0	$0	$0	$5,864	$(5,570)	$294
BRC	15,748	0	0	0	15,748	(16,547)	(799)
FICC	1,440	0	0	0	1,440	(1,469)	(29)

Master Securities Forward Transaction Agreement
JML	0	0	0	(15,236)	(15,236)	0	(15,236)
JPS	0	0	0	(6,571)	(6,571)	0	(6,571)
RYL	0	0	0	(5,556)	(5,556)	0	(5,556)
TDM	0	0	0	(2,137)	(2,137)	0	(2,137)

Total Borrowings and Other Financing Transactions	$23,052	$0	$0	$(29,500)

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)	Payable for short sales includes $406 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(4,843) at a weighted average interest rate of (0.477%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2022	22	$	5,492	$2	$1	$0
Canada Government 10-Year Bond December Futures	12/2021	10		1,130	(22)	0	(2)
Euro-BTP Italy Government Bond December Futures	12/2021	436		76,741	(985)	242	(253)
U.S. Treasury 5-Year Note December Futures	12/2021	971		119,183	(672)	84	0
U.S. Treasury 10-Year Note December Futures	12/2021	138		18,162	(248)	19	0
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2021	276		40,089	(900)	47	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	4		764	(28)	0	(1)

					$(2,853)	$393	$(256)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note December Futures	12/2021	51	$	(4,293)	$5	$1	$(1)
Australia Government 10-Year Bond December Futures	12/2021	105		(10,739)	113	7	(5)
Call Options Strike @ EUR 174.000 on Euro-Bund November 2021 Futures(1)	10/2021	47		(2)	56	1	0
Euro-Bobl December Futures	12/2021	65		(10,159)	32	5	(8)
Euro-Bund 10-Year Bond December Futures	12/2021	507		(99,732)	1,261	194	(170)
Euro-Buxl 30-Year Bond December Futures	12/2021	16		(3,769)	103	24	(11)
Euro-OAT France Government 10-Year Bond December Futures	12/2021	629		(120,912)	2,138	248	(233)
Euro-Schatz December Futures	12/2021	200		(25,995)	20	1	(1)
U.S. Treasury 30-Year Bond December Futures	12/2021	8		(1,274)	40	0	(1)
United Kingdom Long Gilt December Futures	12/2021	326		(54,972)	1,703	224	(40)

					$5,471	$705	$(470)

Total Futures Contracts					$2,618	$1,098	$(726)

138	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Ford Motor Credit Co. LLC	(5.000)%	Quarterly	06/20/2022	0.724%	$	600	$(94)	$74	$(20)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	06/20/2028	1.084%	EUR	1,000	$(5)	$(1)	$(6)	$0	$0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	4.219		700	47	(19)	28	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	1.276		1,000	3	(11)	(8)	1	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.358		100	3	1	4	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.122		200	(1)	2	1	(1)	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.490		1,000	(33)	56	23	0	0

							$14	$28	$42	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-36 5-Year Index	(5.000)%	Quarterly	06/20/2026	$	5,900	$(562)	$10	$(552)	$5	$0
CDX.IG-35 5-Year Index	(1.000)	Quarterly	12/20/2025		500	(12)	0	(12)	0	0
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		37,500	(232)	(264)	(496)	20	0
CDX.IG-36 10-Year Index	(1.000)	Quarterly	06/20/2031		24,300	(126)	(137)	(263)	10	0
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029	EUR	2,000	(35)	(5)	(40)	0	(1)
iTraxx Europe Main 33 10-Year Index	(1.000)	Quarterly	06/20/2030		5,200	(42)	(61)	(103)	0	(1)

						$(1,009)	$(457)	$(1,466)	$35	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-36 5-Year Index	1.000%	Quarterly	06/20/2026	$	11,900	$275	$15	$290	$0	$(3)
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		18,700	455	(5)	450	0	(9)

						$730	$10	$740	$0	$(12)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$	191,300	$(3)	$(46)	$(49)	$0	$(3)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		48,300	0	(15)	(15)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		32,200	0	(9)	(9)	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024		7,300	0	1	1	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		53,800	13	(1)	12	12	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024		22,600	0	(1)	(1)	5	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		17,200	0	1	1	4	0

						$10	$(70)	$(60)	$22	$(4)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.010%	Annual	02/07/2023	GBP	30,200	$135	$64	$199	$11	$0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	03/16/2024		40,500	(212)	(249)	(461)	0	(26)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	03/16/2027		1,600	(8)	(28)	(36)	0	(3)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2032		20,500	(72)	(543)	(615)	0	(93)
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		8,300	(146)	890	744	124	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	139

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250%	Semi-Annual	09/15/2031	SGD	8,700	$(63)	$201	$138	$19	$0
Receive(7)	1-Day SGD-SIBCSORA Compounded-OIS	1.500	Semi-Annual	12/15/2031		1,800	(9)	13	4	4	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	24,400	0	63	63	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		58,000	0	148	148	0	0
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		30,900	0	80	80	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		17,400	0	44	44	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		24,600	0	63	63	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		27,700	0	69	69	0	0
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		357,500	(4)	(507)	(511)	0	(1)
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		158,300	(2)	(292)	(294)	0	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		51,200	(77)	134	57	0	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		86,000	(14)	(122)	(136)	0	0
Pay	1-Year BRL-CDI	7.197	Maturity	01/03/2022		193,909	0	(17)	(17)	0	(17)
Receive	1-Year BRL-CDI	6.295	Maturity	01/02/2025		2,400	0	22	22	1	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025	CAD	5,700	0	(11)	(11)	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		5,400	(43)	77	34	0	0
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		1,200	0	(2)	(2)	0	(1)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		15,400	(311)	(25)	(336)	0	(8)
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031		23,300	(1,343)	228	(1,115)	0	(16)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		1,300	45	40	85	0	(7)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		2,700	0	84	84	0	(13)
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.500	Annual	09/15/2026	CHF	12,500	(42)	(51)	(93)	8	0
Pay	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024	NZD	650	0	(11)	(11)	0	0
Receive	3-Month NZD-BBR	0.500	Semi-Annual	12/16/2025		850	(3)	33	30	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	48,500	(677)	76	(601)	0	(3)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		8,400	88	(14)	74	1	0
Pay	3-Month USD-LIBOR	0.250	Semi-Annual	03/30/2023		4,900	3	(3)	0	1	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		20,450	0	(393)	(393)	0	(2)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		29,800	617	(1,617)	(1,000)	2	0
Receive	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		16,900	0	(345)	(345)	0	(7)
Receive	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		20,050	0	(379)	(379)	0	(8)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		4,300	424	(147)	277	2	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		25,500	691	(540)	151	19	0
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		33,150	(360)	(492)	(852)	29	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		14,110	(236)	(88)	(324)	13	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		10,700	(223)	(19)	(242)	11	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		6,700	(191)	(483)	(674)	0	(7)
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		84,500	(748)	327	(421)	0	(94)
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		37,600	(371)	(1,552)	(1,923)	58	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		1,600	(75)	(7)	(82)	2	0
Pay(7)	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		13,000	273	(177)	96	19	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		13,300	(164)	693	529	0	(29)
Receive	3-Month USD-LIBOR	1.120	Semi-Annual	02/02/2031		2,100	0	71	71	0	(5)
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	02/02/2031		500	0	15	15	0	(1)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		47,120	303	2,902	3,205	0	(111)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		31,820	2,992	(753)	2,239	0	(74)
Receive	3-Month USD-LIBOR	1.508	Semi-Annual	07/15/2031		1,100	(5)	5	0	0	(3)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	07/19/2031		1,400	(3)	22	19	0	(4)
Receive	3-Month USD-LIBOR	1.400	Semi-Annual	07/19/2031		3,400	(23)	60	37	0	(9)
Receive	3-Month USD-LIBOR	1.448	Semi-Annual	08/10/2031		3,400	(23)	48	25	0	(9)
Pay(7)	3-Month USD-LIBOR	1.950	Semi-Annual	10/04/2031		940	0	37	37	3	0
Receive(7)	3-Month USD-LIBOR	1.720	Semi-Annual	10/15/2031		3,700	0	(55)	(55)	0	(10)
Pay(7)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		11,700	198	(62)	136	27	(3)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		3,600	64	263	327	0	(12)
Receive	3-Month USD-LIBOR	1.325	Semi-Annual	12/02/2050		1,500	(44)	225	181	0	(3)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		5,100	3	676	679	0	(14)
Pay	3-Month USD-LIBOR	1.460	Semi-Annual	02/02/2051		2,700	(31)	(216)	(247)	6	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		6,300	197	820	1,017	0	(17)
Receive	3-Month USD-LIBOR	1.940	Semi-Annual	06/15/2051		1,200	(9)	(23)	(32)	0	(3)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		400	(77)	23	(54)	1	0
Receive	3-Month USD-LIBOR	1.935	Semi-Annual	06/22/2051		1,200	(8)	(22)	(30)	0	(3)
Receive	3-Month USD-LIBOR	1.968	Semi-Annual	06/23/2051		1,300	(10)	(32)	(42)	0	(3)
Receive	3-Month USD-LIBOR	1.950	Semi-Annual	08/31/2051		1,800	0	(57)	(57)	0	(6)
Receive	3-Month USD-LIBOR	1.990	Semi-Annual	08/31/2051		2,000	0	(83)	(83)	0	(7)
Receive(7)	3-Month USD-LIBOR	1.665	Semi-Annual	10/27/2051		100	0	5	5	0	0
Pay(7)	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		8,300	635	(371)	264	22	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		1,900	(105)	33	(72)	0	(6)
Receive(7)	3-Month USD-LIBOR	2.090	Semi-Annual	12/23/2051		2,200	0	(131)	(131)	0	(7)
Receive(7)	3-Month USD-LIBOR	1.620	Semi-Annual	01/27/2052		650	0	36	36	0	(2)
Pay	6-Month AUD-LIBOR	1.750	Semi-Annual	06/16/2031	AUD	13,400	161	(3)	158	0	(19)
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	1,600	(16)	48	32	2	0

140	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	6-Month EUR-EURIBOR	0.500%	Annual	03/16/2024	EUR	55,050	$123	$59	$182	$0	$(6)
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2027		165,750	(291)	(1,024)	(1,315)	16	0
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	01/27/2032		1,200	0	(51)	(51)	0	0
Receive(7)	6-Month EUR-EURIBOR	0.190	Annual	01/27/2032		1,750	0	4	4	0	0
Receive(7)	6-Month EUR-EURIBOR	0.205	Annual	01/27/2032		2,200	0	1	1	0	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		35,400	685	(589)	96	0	(4)
Pay	6-Month EUR-EURIBOR	0.060	Annual	11/17/2032		1,300	0	(57)	(57)	0	0
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		100	(9)	7	(2)	0	0
Receive(7)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		400	0	63	63	1	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	03/16/2052		15,600	(746)	754	8	53	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		4,700	(110)	134	24	17	0
Receive(7)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		900	0	136	136	3	0
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	3,710,000	(397)	42	(355)	0	(28)
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		1,830,000	33	(293)	(260)	0	(45)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		410,000	(28)	30	2	0	(21)
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	8,900	(5)	(26)	(31)	0	0
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		13,300	0	(16)	(16)	1	0
Receive	6-Month NOK-NIBOR	1.500	Annual	03/10/2026		29,300	2	(6)	(4)	2	0
Pay	6-Month NOK-NIBOR	1.900	Annual	03/10/2031		15,400	1	21	22	0	(5)
Pay	6-Month PLN-WIBOR	1.588	Annual	08/20/2029	PLN	57,500	0	(522)	(522)	0	(74)
Receive	UKRPI	3.397	Maturity	11/15/2030	GBP	1,140	8	137	145	0	(12)
Receive	UKRPI	3.445	Maturity	11/15/2030		1,000	0	119	119	0	(11)
Receive	UKRPI	3.510	Maturity	11/15/2030		430	0	46	46	0	(5)
Pay	UKRPI	3.740	Maturity	03/15/2031		1,400	1	(103)	(102)	16	0
Pay	UKRPI	3.700	Maturity	04/15/2031		3,000	27	(280)	(253)	34	0
Pay	UKRPI	3.217	Maturity	11/15/2040		1,940	(32)	(493)	(525)	35	0
Pay	UKRPI	3.272	Maturity	11/15/2040		700	0	(174)	(174)	12	0
Pay	UKRPI	3.273	Maturity	11/15/2040		1,000	0	(248)	(248)	18	0
Pay	UKRPI	3.340	Maturity	11/15/2040		730	0	(161)	(161)	13	0
Receive	UKRPI	3.000	Maturity	11/15/2050		800	28	347	375	0	(22)
Receive	UKRPI	3.051	Maturity	11/15/2050		700	0	303	303	0	(19)
Receive	UKRPI	3.143	Maturity	11/15/2050		300	0	109	109	0	(8)

							$371	$(3,015)	$(2,644)	$606	$(926)

Total Swap Agreements							$22	$(3,430)	$(3,408)	$664	$(944)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,098	$664	$1,762	$0	$(726)	$(944)	$(1,670)

(l)

Securities with an aggregate market value of $15,750 and cash of $2,915 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	141

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021	CNH	158,096		$24,414	$0	$(76)
	10/2021	CNY	17,573		2,712	0	(10)
	10/2021	NOK	115,980		13,335	68	0
	10/2021		$6,795	DKK	43,180	0	(69)
	10/2021		62,919	GBP	46,533	0	(221)
	10/2021		5,121	PEN	21,052	0	(30)
	11/2021	GBP	46,533		$62,922	221	0
	11/2021	PLN	931		244	10	0
	11/2021	RON	87		21	1	0
	11/2021		$3,483	AUD	4,742	0	(54)
	11/2021		13,333	NOK	115,980	0	(68)
	11/2021		779	RUB	58,228	15	0
	12/2021	HKD	3,796		$488	1	0
	12/2021	SGD	2,854		2,097	0	(4)
	12/2021		$6,491	KRW	7,588,831	0	(89)
	12/2021		648	RUB	48,350	7	0
	02/2022	PLN	372		$97	4	0
	03/2022	PEN	4,777		1,153	9	0
	04/2022	DKK	43,017		6,795	69	0
	09/2022	PEN	16,275		3,865	41	0

BPS	10/2021	CNH	94,208		14,532	0	(61)
	10/2021	DKK	4,675		742	13	0
	10/2021	GBP	1,599		2,198	43	0
	10/2021	KRW	8,541,206		7,225	16	0
	10/2021		$1,732	EUR	1,464	0	(36)
	10/2021		3,377	GBP	2,468	0	(52)
	10/2021		6,134	NOK	54,215	68	0
	11/2021	AUD	22,733		$16,717	280	0
	11/2021	IDR	2,831,384		197	0	0
	11/2021	ILS	1,568		479	0	(8)
	11/2021	NZD	1,143		810	22	0
	11/2021		$1,535	CAD	1,935	0	(8)
	12/2021	HKD	241		$31	0	0
	12/2021	SGD	1,674		1,232	1	(2)

BRC	11/2021		$277	RUB	20,709	5	0

CBK	10/2021	GBP	5,975		$8,136	85	0
	10/2021	PEN	21,052		5,781	690	0
	10/2021		$3,835	DKK	24,367	0	(39)
	10/2021		8,420	EUR	7,133	0	(157)
	10/2021		1,114	GBP	805	0	(29)
	11/2021	AUD	2,637		$1,916	9	0
	11/2021	CAD	1,166		912	0	(8)
	11/2021	CHF	262		287	6	0
	11/2021	IDR	33,643,629		2,343	2	0
	11/2021	ILS	19,506		5,989	0	(64)
	11/2021	PEN	6,555		1,592	8	0
	11/2021		$3,541	MXN	72,252	0	(63)
	11/2021		1,240	PEN	5,085	0	(11)
	12/2021	CNH	52,620		$8,101	0	(16)
	12/2021	PEN	17,186		4,618	475	0
	12/2021		$429	RUB	31,872	3	0
	02/2022	ILS	18,706		$5,761	0	(49)
	02/2022	PEN	3,537		920	70	0
	02/2022	PLN	285		75	3	0
	04/2022	DKK	19,758		3,121	32	0
	04/2022	ILS	1,400		431	0	(4)
	06/2022		7,494		2,312	0	(21)
	08/2022		14,233		4,367	3	(71)

FBF	11/2021		$255	RUB	19,046	5	0

142	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	10/2021	CNH	47,742		$7,364	$0	$(32)
	10/2021	MYR	34,020		8,181	66	0
	10/2021		$629	RUB	47,429	21	0
	11/2021	NZD	7,039		$4,955	97	0
	11/2021	PLN	766		195	2	0
	11/2021		$4,482	PEN	16,799	0	(423)
	11/2021		292	RUB	21,766	5	0
	12/2021	CNH	52,822		$8,124	0	(24)
	12/2021	SGD	1,898		1,402	5	0
	12/2021		$1,087	IDR	15,647,621	0	(3)
	12/2021		1,043	RUB	77,588	9	0
	12/2021		9	ZAR	129	0	0
	01/2022	ILS	17,414		$5,359	0	(50)
	02/2022	CAD	1,497		1,240	58	0

HUS	10/2021	DKK	5,615		892	17	0
	10/2021	EUR	1,322		1,551	20	0
	10/2021		$10,523	CNH	68,027	15	0
	10/2021		779	EUR	666	0	(7)
	10/2021		5,232	NOK	45,405	0	(38)
	10/2021		164	RUB	12,331	5	0
	11/2021	CAD	5,227		$4,150	23	0
	11/2021	CNH	68,194		10,523	0	(15)
	11/2021	ILS	1,608		496	0	(3)
	11/2021	NZD	2,857		2,012	40	0
	11/2021		$49	RUB	3,645	1	0
	12/2021		320	IDR	4,599,182	0	(1)
	12/2021		12	ZAR	169	0	(1)
	04/2022		782	DKK	5,005	1	0

IND	10/2021		8,120	MYR	34,020	0	(5)
	12/2021	MYR	34,020		$8,102	8	0

JPM	10/2021	DKK	50,700		8,152	255	0
	10/2021	KRW	18,907		16	0	0
	11/2021		$1,371	CAD	1,747	8	0
	11/2021		950	IDR	13,648,665	0	(1)
	12/2021	SGD	4,200		$3,106	15	(2)
	08/2022	ILS	3,325		1,040	4	0

MYI	10/2021	CNY	15,324		2,366	0	(8)
	10/2021	DKK	60,104		9,669	307	0
	10/2021		$20,277	DKK	128,957	0	(190)
	10/2021		708	EUR	600	0	(13)
	10/2021		1,882	NOK	16,360	0	(11)
	11/2021	PLN	1,207		$311	8	0
	11/2021		$941	CAD	1,188	0	(4)
	11/2021		311	IDR	4,467,831	0	0
	04/2022	DKK	128,470		$20,277	191	0

RBC	11/2021	CAD	1,226		962	0	(6)
	11/2021	JPY	5,743,540		52,145	523	0

SCX	10/2021	EUR	80,274		94,820	1,834	0
	10/2021	GBP	44,469		60,940	1,022	0
	10/2021	SEK	2,640		306	5	0
	10/2021		$807	RUB	60,730	25	0
	11/2021	AUD	5,203		$3,789	27	0
	11/2021	CAD	4,741		3,762	19	0
	11/2021	EUR	71,733		83,180	43	0
	11/2021	IDR	15,852,355		1,103	0	(1)
	11/2021		$2,878	AUD	3,926	0	(39)
	12/2021	CNH	62,374		$9,593	0	(27)
	12/2021	CNY	19,349		2,973	0	(11)
	12/2021		$661	IDR	9,493,771	0	(3)
	12/2021		3,044	KRW	3,546,358	0	(53)
	12/2021		10	ZAR	138	0	(1)
	02/2022	PEN	14,955		$3,688	94	0

SOG	10/2021	DKK	71,533		11,508	365	0

TOR	12/2021	CNH	56,600		8,732	2	0
	12/2021	MXN	70,820		3,513	112	0
	12/2021		$331	IDR	4,757,565	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	143

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
UAG	10/2021	KRW	2,594,877		$2,197	$7	$0
	10/2021		$495	RUB	37,319	16	0
	11/2021		460		34,415	10	0
	12/2021		10	ZAR	153	0	(1)

Total Forward Foreign Currency Contracts						$7,570	$(2,294)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	01/25/2022	11,100	$ 140	$57

NGF	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400	01/25/2022	10,100	124	51

							$ 264	$108

OPTIONS ON EXCHANGE-TRADED FUNDS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/23/2025	$97.000	05/23/2025	1,400	$106	$185

Total Purchased Options					$370	$293

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000%	10/20/2021	500	$(2)	$0
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	700	(3)	(4)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	11/17/2021	1,400	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	11/17/2021	1,300	(1)	0

BPS	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	1,000	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	2,300	(2)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	1,800	(2)	0

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	3,400	(4)	(4)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	10/20/2021	1,100	(5)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	2,200	(10)	(8)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	500	(3)	(3)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	3.750	01/19/2022	2,300	(13)	(16)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	6,270	(7)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	11/17/2021	2,000	(2)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	2,000	(2)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	2,000	(2)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	9,300	(11)	(6)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.750	01/19/2022	1,900	(3)	(2)

CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	300	(2)	0

DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	800	(3)	(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	1,000	(5)	(5)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	700	(3)	(4)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	1,400	(1)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	1,900	(2)	(2)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	4,300	(5)	(1)

FBF	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	1,600	(2)	(1)

GST	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	10/20/2021	800	(3)	0
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	1,400	(7)	(2)
	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	300	(1)	(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	400	(2)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	900	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	10/20/2021	1,500	(2)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	1,000	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	200	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	11/17/2021	1,300	(1)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	2,200	(2)	(1)

144	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.725%	01/19/2022	1,100	$(1)	$(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	01/19/2022	4,500	(5)	(4)

JPM	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	12/15/2021	1,000	(3)	(3)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	1,000	(1)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	2,500	(3)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	1,800	(2)	(1)

MYC	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000	11/17/2021	600	(3)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	4,300	(4)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	4,700	(5)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	1,200	(1)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	2,300	(3)	(3)

						$(149)	$(89)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC EUR versus CHF	CHF	1.067	12/01/2021	277	$(1)	$(1)
	Call - OTC EUR versus CHF		1.100	12/01/2021	277	(1)	0

DUB	Put - OTC EUR versus CHF		1.070	11/03/2021	1,438	(4)	(3)
	Call - OTC EUR versus CHF		1.100	11/03/2021	1,438	(4)	(1)

GLM	Call - OTC USD versus CAD	CAD	1.265	02/11/2022	6,417	(64)	(108)

UAG	Put - OTC EUR versus CHF	CHF	1.070	10/29/2021	1,020	(3)	(2)
	Call - OTC EUR versus CHF		1.098	10/29/2021	1,020	(3)	(1)
	Put - OTC EUR versus CHF		1.070	11/23/2021	1,052	(3)	(3)
	Call - OTC EUR versus CHF		1.100	11/23/2021	1,052	(3)	(1)

						$(86)	$(120)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451%	05/23/2025	1,400	$ (106)	$(195)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	8,400	(11)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	8,400	(11)	(56)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	21,300	(97)	0

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	8,400	(11)	0
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	8,400	(11)	(56)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	3,600	(96)	(28)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	31,500	(145)	0

RYL	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	43,600	(57)	(2)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	43,600	(56)	(290)

							$ (601)	$(627)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	1-Month USD-LIBOR	10/07/2022	18,250	$(19)	$(2)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	1-Month USD-LIBOR	10/08/2022	9,750	(9)	(1)

						$(28)	$(3)

Total Written Options						$(864)	$(839)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	145

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.028%	$	400	$(14)	$11	$0	$(3)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.028		3,100	(111)	88	0	(23)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.093		2,700	(67)	24	0	(43)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		1,500	(29)	6	0	(23)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.028		2,800	(97)	76	0	(21)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.093		3,200	(80)	29	0	(51)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.028		800	(28)	22	0	(6)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		2,700	(52)	12	0	(40)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.028		2,600	(91)	72	0	(19)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.093		1,500	(37)	13	0	(24)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.093		2,000	(48)	16	0	(32)

								$(654)	$369	$0	$(285)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.536%	$	1,300	$(32)	$55	$23	$0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.536		900	(22)	38	16	0

GST	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	12/20/2026	0.438		1,800	53	(1)	52	0

								$(1)	$92	$91	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	4,700	$3,541	$23	$(17)	$6	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		7,900	5,451	1	15	16	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		7,700	5,313	(28)	15	0	(13)

								$(4)	$13	$22	$(13)

146	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	3-Month MYR-KLIBOR	3.000%	Quarterly	06/16/2031	MYR	1,700	$(1)	$7	$6	$0

CBK	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	06/16/2031		9,600	1	30	31	0

NGF	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	06/16/2031		17,400	(6)	62	56	0

								$(6)	$99	$93	$0

Total Swap Agreements								$(665)	$573	$206	$(298)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$0	$0	$6	$6	$0	$0	$0	$0	$6	$0	$6
BOA	446	0	0	446	(621)	(5)	(3)	(629)	(183)	0	(183)
BPS	443	185	6	634	(167)	(196)	(66)	(429)	205	(340)	(135)
BRC	5	0	23	28	0	(99)	(95)	(194)	(166)	283	117
CBK	1,386	0	63	1,449	(532)	(1)	(6)	(539)	910	(990)	(80)
DUB	0	0	0	0	0	(18)	0	(18)	(18)	(50)	(68)
FBF	5	0	0	5	0	(1)	0	(1)	4	0	4
GLM	263	57	0	320	(532)	(192)	(13)	(737)	(417)	323	(94)
GST	0	0	52	52	0	(11)	(59)	(70)	(18)	204	186
HUS	122	0	0	122	(65)	0	(24)	(89)	33	0	33
IND	8	0	0	8	(5)	0	0	(5)	3	0	3
JPM	282	0	0	282	(3)	(5)	(32)	(40)	242	0	242
MYC	0	0	0	0	0	(12)	0	(12)	(12)	(630)	(642)
MYI	506	0	0	506	(226)	0	0	(226)	280	(260)	20
NGF	0	51	56	107	0	0	0	0	107	0	107
RBC	523	0	0	523	(6)	0	0	(6)	517	(273)	244
RYL	0	0	0	0	0	(292)	0	(292)	(292)	262	(30)
SCX	3,069	0	0	3,069	(135)	0	0	(135)	2,934	(2,840)	94
SOG	365	0	0	365	0	0	0	0	365	(280)	85
TOR	114	0	0	114	(1)	0	0	(1)	113	0	113
UAG	33	0	0	33	(1)	(7)	0	(8)	25	0	25

Total Over the Counter	$7,570	$293	$206	$8,069	$(2,294)	$(839)	$(298)	$(3,431)

(n)

Securities with an aggregate market value of $1,132 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	147

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,098	$1,098
Swap Agreements	0	36	0	0	628	664

	$0	$36	$0	$0	$1,726	$1,762

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,570	$0	$7,570
Purchased Options	0	0	0	0	293	293
Swap Agreements	0	91	0	22	93	206

	$0	$91	$0	$7,592	$386	$8,069

	$0	$127	$0	$7,592	$2,112	$9,831

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$726	$726
Swap Agreements	0	14	0	0	930	944

	$0	$14	$0	$0	$1,656	$1,670

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,294	$0	$2,294
Written Options	0	89	0	120	630	839
Swap Agreements	0	285	0	13	0	298

	$0	$374	$0	$2,427	$630	$3,431

	$0	$388	$0	$2,427	$2,286	$5,101

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	(1,034)	(1,034)
Swap Agreements	0	(1,317)	0	0	(380)	(1,697)

	$0	$(1,317)	$0	$0	$(1,409)	$(2,726)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,755	$0	$5,755
Purchased Options	0	0	0	0	77	77
Written Options	0	229	0	142	1,363	1,734
Swap Agreements	0	(95)	0	0	(20)	(115)

	$0	$134	$0	$5,897	$1,420	$7,451

	$0	$(1,183)	$0	$5,897	$11	$4,725

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,028	$4,028
Swap Agreements	0	386	0	0	(7,079)	(6,693)

	$0	$386	$0	$0	$(3,051)	$(2,665)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,287)	$0	$(3,287)
Purchased Options	0	0	0	0	(405)	(405)
Written Options	0	(50)	0	(48)	(732)	(830)
Swap Agreements	0	109	0	(1,149)	99	(941)

	$0	$59	$0	$(4,484)	$(1,038)	$(5,463)

	$0	$445	$0	$(4,484)	$(4,089)	$(8,128)

148	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$176	$0	$176
Australia
Asset-Backed Securities	0	125	0	125
Non-Agency Mortgage-Backed Securities	0	598	0	598
Sovereign Issues	0	27,466	0	27,466
Austria
Corporate Bonds & Notes	0	464	0	464
Canada
Corporate Bonds & Notes	0	3,915	0	3,915
Non-Agency Mortgage-Backed Securities	0	461	0	461
Sovereign Issues	0	577	0	577
Cayman Islands
Asset-Backed Securities	0	40,793	0	40,793
Corporate Bonds & Notes	0	15,545	0	15,545
Non-Agency Mortgage-Backed Securities	0	2,835	0	2,835
China
Corporate Bonds & Notes	0	2,537	0	2,537
Sovereign Issues	0	86,667	0	86,667
Denmark
Corporate Bonds & Notes	0	28,785	0	28,785
France
Corporate Bonds & Notes	0	892	0	892
Sovereign Issues	0	26,623	0	26,623
Germany
Corporate Bonds & Notes	0	23,055	0	23,055
Hungary
Sovereign Issues	0	592	0	592
India
Corporate Bonds & Notes	0	1,322	0	1,322
Sovereign Issues	0	702	0	702
Indonesia
Sovereign Issues	0	333	0	333
Ireland
Asset-Backed Securities	0	8,071	0	8,071
Corporate Bonds & Notes	0	2,672	0	2,672
Israel
Sovereign Issues	0	16,096	0	16,096
Italy
Corporate Bonds & Notes	0	11,895	0	11,895
Sovereign Issues	0	1,024	0	1,024
Japan
Corporate Bonds & Notes	0	2,838	0	2,838
Sovereign Issues	0	58,196	0	58,196
Jersey, Channel Islands
Asset-Backed Securities	0	2,200	0	2,200
Corporate Bonds & Notes	0	274	0	274
Kuwait
Sovereign Issues	0	4,988	0	4,988
Lithuania
Sovereign Issues	0	3,370	0	3,370
Luxembourg
Corporate Bonds & Notes	0	2,884	0	2,884
Malaysia
Corporate Bonds & Notes	0	1,194	0	1,194
Sovereign Issues	0	7,906	0	7,906
Mexico
Sovereign Issues	0	550	0	550
Multinational
Corporate Bonds & Notes	0	712	0	712
Netherlands
Asset-Backed Securities	0	5,407	0	5,407
Corporate Bonds & Notes	0	10,558	0	10,558
Preferred Securities	0	526	0	526
Peru
Sovereign Issues	0	10,424	0	10,424

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Qatar
Corporate Bonds & Notes	$0	$1,902	$0	$1,902
Sovereign Issues	0	18,594	0	18,594
Romania
Sovereign Issues	0	3,090	0	3,090
Saudi Arabia
Sovereign Issues	0	2,353	0	2,353
Serbia
Sovereign Issues	0	1,440	0	1,440
Singapore
Corporate Bonds & Notes	0	832	0	832
Sovereign Issues	0	7,257	0	7,257
Slovenia
Sovereign Issues	0	2,458	0	2,458
South Africa
Sovereign Issues	0	206	0	206
South Korea
Sovereign Issues	0	317	0	317
Spain
Corporate Bonds & Notes	0	3,139	0	3,139
Sovereign Issues	0	3,066	0	3,066
Switzerland
Corporate Bonds & Notes	0	11,081	0	11,081
United Arab Emirates
Sovereign Issues	0	573	0	573
United Kingdom
Corporate Bonds & Notes	0	60,067	0	60,067
Non-Agency Mortgage-Backed Securities	0	39,421	0	39,421
Preferred Securities	0	726	0	726
Sovereign Issues	0	4,413	0	4,413
United States
Asset-Backed Securities	0	80,089	0	80,089
Corporate Bonds & Notes	0	53,711	0	53,711
Loan Participations and Assignments	0	2,471	0	2,471
Municipal Bonds & Notes	0	1,603	0	1,603
Non-Agency Mortgage-Backed Securities	0	49,597	11,083	60,680
Preferred Securities	0	2,836	0	2,836
U.S. Government Agencies	0	153,095	0	153,095
U.S. Treasury Obligations	0	32,143	0	32,143
Short-Term Instruments
Commercial Paper	0	2,780	0	2,780
Repurchase Agreements	0	23,056	0	23,056
Israel Treasury Bills	0	12,746	0	12,746

	$0	$991,310	$11,083	$1,002,393

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$47,088	$0	$0	$47,088

Total Investments	$47,088	$991,310	$11,083	$1,049,481

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(2,137)	$0	$(2,137)
Poland
Sovereign Issues	0	(15,236)	0	(15,236)
United Kingdom
Sovereign Issues	0	(5,556)	0	(5,556)
United States
U.S. Government Agencies	0	(133,418)	0	(133,418)

	$0	$(156,347)	$0	$(156,347)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	149

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)	September 30, 2021	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$947	$815	$0	$1,762
Over the counter	0	8,069	0	8,069

	$947	$8,884	$0	$9,831

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(724)	(946)	0	(1,670)
Over the counter	(3)	(3,428)	0	(3,431)

	$(727)	$(4,374)	$0	$(5,101)

Total Financial Derivative Instruments	$220	$4,510	$0	$4,730

Totals	$47,308	$839,473	$11,083	$897,864

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021(1)
Investments in Securities, at Value
United States
Non-Agency Mortgage-Backed Securities	$0	$11,146	$0	$0	$0	$(63)	$0	$0	$11,083	$(63)

Totals	$0	$11,146	$0	$0	$0	$(63)	$0	$0	$11,083	$(63)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs		Input Value(s)	Weighted Average
Investments in Securities, at Value
United States
Non-Agency Mortgage-Backed Securities	$11,083	Proxy Pricing	Base Price	%	103.188-103.219	103.206

Total	$11,083

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

150	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	September 30, 2021	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 115.9%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$590	$216
1.000% due 07/09/2029		15	6
2.500% due 07/09/2041 þ		100	37
36.162% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	20,340	112

Autonomous City of Buenos Aires
39.149% (BADLARPP + 5.000%) due 01/23/2022 ~		340	2

Total Argentina (Cost $1,524)			373

AUSTRALIA 2.2%

ASSET-BACKED SECURITIES 0.0%

Driver Australia Trust
0.940% (BBSW1M + 0.930%) due 07/21/2026 ~	AUD	265	192

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Pepper Residential Securities Trust
1.013% due 03/12/2061 •		$906	906

RESIMAC Bastille Trust
1.013% due 09/05/2057 •		1,090	1,091

			1,997

SOVEREIGN ISSUES 2.1%

Australia Government International Bond
0.500% due 09/21/2026	AUD	31,200	22,254
1.000% due 11/21/2031		2,800	1,932
1.750% due 06/21/2051		3,900	2,448
2.500% due 05/21/2030		1,100	871

South Australia Government Financing Authority
1.750% due 05/24/2032		1,900	1,354

Treasury Corp. of Victoria
4.250% due 12/20/2032		2,200	1,967

			30,826

Total Australia (Cost $33,099)			33,015

AUSTRIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Erste Group Bank AG
8.875% due 10/15/2021 •(g)(h)	EUR	200	232

Total Austria (Cost $214)			232

BRAZIL 0.1%

CORPORATE BONDS & NOTES 0.1%

Banco Bradesco S.A.
2.850% due 01/27/2023		$2,000	2,034

Total Brazil (Cost $2,000)			2,034

CANADA 1.4%

CORPORATE BONDS & NOTES 0.7%

Enbridge, Inc.
2.900% due 07/15/2022		$1,400	1,425

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,400	1,795

HSBC Bank Canada
1.650% due 09/10/2022		$3,600	3,649
3.300% due 11/28/2021		3,000	3,014

			9,883

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Real Estate Asset Liquidity Trust
2.381% due 02/12/2055 ~	CAD	1,212	$978
2.867% due 02/12/2055 ~		2,400	1,934
3.072% due 08/12/2053		822	666

			3,578

SOVEREIGN ISSUES 0.5%

Canada Government International Bond
2.000% due 12/01/2051		7,200	5,704

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		1,354	1,370

			7,074

Total Canada (Cost $20,191)			20,535

CAYMAN ISLANDS 6.1%

ASSET-BACKED SECURITIES 5.4%

American Money Management Corp. CLO Ltd.
1.078% due 11/10/2030 •		$3,500	3,500
1.113% due 04/14/2029 •		2,035	2,037

Apidos CLO
1.090% due 07/18/2029 •		3,700	3,701

Arch Street CLO Ltd.
1.134% due 10/20/2028 •		3,006	3,007

ARES L CLO Ltd.
1.176% due 01/15/2032 •		3,700	3,698

ARES LII CLO Ltd.
1.188% due 04/22/2031 •		3,600	3,611

CARLYLE U.S. CLO Ltd.
1.134% due 04/20/2031 •		3,700	3,700

Cathedral Lake CLO Ltd.
0.976% due 07/16/2029 •		3,387	3,388

Crestline Denali CLO Ltd.
1.226% due 10/23/2031 •		3,900	3,900

Dryden Senior Loan Fund
1.026% due 10/15/2027 •		2,291	2,291
1.106% due 04/15/2028 •		3,500	3,501

Jamestown CLO Ltd.
1.354% due 01/17/2027 •		46	46

KKR CLO Ltd.
1.076% due 07/15/2030 •		3,600	3,600

Mountain View CLO Ltd.
0.926% due 10/15/2026 •		12	12
0.949% due 10/13/2027 •		1,847	1,849

Palmer Square Loan Funding Ltd.
0.971% due 07/20/2029 •		3,700	3,692

Sound Point CLO Ltd.
1.038% due 01/23/2029 •		2,900	2,901
1.105% due 07/25/2030 •		3,900	3,902

SP-Static CLO Ltd.
1.538% due 07/22/2028 •		1,632	1,634

STWD Ltd.
1.284% due 04/18/2038 •		3,700	3,708

THL Credit Wind River Clo Ltd.
1.164% due 04/15/2031 •		4,000	4,000

Venture CLO Ltd.
1.006% due 04/15/2027 •		574	574
1.115% due 09/07/2030 •		3,900	3,897
1.154% due 04/20/2029 •		3,099	3,100
1.234% due 01/20/2029 •		3,200	3,202
1.264% due 04/20/2032 •		2,900	2,896

Vibrant CLO Ltd.
1.072% due 06/20/2029 •		3,000	3,001

Voya CLO Ltd.
1.084% due 04/17/2030 •		1,300	1,300

WhiteHorse Ltd.
1.064% due 04/17/2027 •		8	7

Zais CLO Ltd.
1.276% due 04/15/2028 •		842	843

			80,498

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.5%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		$1,144	$1,126

Country Garden Holdings Co. Ltd.
4.750% due 01/17/2023		300	300

KSA Sukuk Ltd.
2.894% due 04/20/2022		500	507

QNB Finance Ltd.
1.275% (SOFRRATE + 1.225%) due 02/12/2022 ~		2,000	2,007

S.A. Global Sukuk Ltd.
2.694% due 06/17/2031		1,000	1,010

Sands China Ltd.
5.125% due 08/08/2025		600	647
5.400% due 08/08/2028		1,500	1,658

Tencent Holdings Ltd.
3.595% due 01/19/2028		300	322

			7,577

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

MF1 Multifamily Housing Mortgage Loan Trust
1.014% due 07/15/2036 •		1,800	1,802

Total Cayman Islands (Cost $89,627)			89,877

CHINA 15.8%

SOVEREIGN ISSUES 15.8%

China Development Bank
3.050% due 08/25/2026	CNY	53,200	8,225
3.180% due 04/05/2026		52,100	8,099
3.430% due 01/14/2027		72,600	11,398
3.500% due 08/13/2026		51,000	8,056
3.680% due 02/26/2026		247,500	39,272
3.740% due 09/10/2025		10,300	1,637
4.040% due 04/10/2027		94,400	15,255
4.150% due 10/26/2025		6,300	1,016
4.240% due 08/24/2027		162,200	26,500
4.880% due 02/09/2028		76,000	12,870

China Government International Bond
2.700% due 11/03/2026		53,500	8,273
2.740% due 08/04/2026		10,700	1,656
2.850% due 01/28/2026		28,000	4,365
2.850% due 06/04/2027		62,100	9,629
2.950% due 06/16/2023		5,300	827
3.020% due 10/22/2025		223,700	35,082
3.220% due 12/06/2025		5,300	839
3.280% due 12/03/2027		237,400	37,883
3.820% due 11/02/2027		16,500	2,722

Total China (Cost $219,623)			233,604

DENMARK 2.8%

CORPORATE BONDS & NOTES 2.8%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	116,935	17,122

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		52,411	7,653

Nykredit Realkredit A/S
1.000% due 10/01/2050		118,776	17,244

Total Denmark (Cost $42,509)			42,019

FRANCE 3.2%

CORPORATE BONDS & NOTES 0.6%

Altice France S.A.
7.375% due 05/01/2026		$967	1,005

BNP Paribas S.A.
1.323% due 01/13/2027 •		3,400	3,344
3.800% due 01/10/2024		500	533

Societe Generale S.A.
1.488% due 12/14/2026 •		4,000	3,957
7.375% due 10/04/2023 •(g)(h)		200	217

			9,056

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	151

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.6%

France Government International Bond
0.500% due 05/25/2072	EUR	2,200	$1,969
0.750% due 05/25/2052		10,450	11,538
2.000% due 05/25/2048 (k)		10,900	16,223
3.250% due 05/25/2045 (k)		4,600	8,280

			38,010

Total France (Cost $42,608)			47,066

GERMANY 2.5%

CORPORATE BONDS & NOTES 2.5%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	2,800	3,418
1.750% due 01/17/2028		1,000	1,227
1.750% due 11/19/2030 •		1,300	1,587
2.129% due 11/24/2026 •(i)		$1,900	1,931
2.222% due 09/18/2024 •		1,600	1,640
2.625% due 12/16/2024	GBP	2,300	3,212
2.625% due 02/12/2026	EUR	3,200	4,060
3.035% due 05/28/2032 •(i)		$2,000	2,031
3.547% due 09/18/2031 •		400	427
3.729% due 01/14/2032 •(i)		2,400	2,480
3.950% due 02/27/2023		1,500	1,568
3.961% due 11/26/2025 •		3,800	4,112
4.250% due 10/14/2021		5,600	5,606

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)	EUR	300	357

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,800	1,880

Volkswagen Bank GmbH
2.500% due 07/31/2026	EUR	1,000	1,281

Total Germany (Cost $36,087)			36,817

HONG KONG 0.0%

CORPORATE BONDS & NOTES 0.0%

Poly Real Estate Finance Ltd.
3.950% due 02/05/2023		$700	720

Total Hong Kong (Cost $694)			720

HUNGARY 0.1%

SOVEREIGN ISSUES 0.1%

Hungary Government International Bond
2.125% due 09/22/2031		$600	592
3.125% due 09/21/2051		400	394

Total Hungary (Cost $975)			986

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$1,400	1,426

Total India (Cost $1,408)			1,426

IRELAND 1.0%

ASSET-BACKED SECURITIES 0.8%

Accunia European CLO DAC
0.950% due 07/15/2030 •	EUR	1,672	1,938

Babson Euro CLO DAC
0.271% due 10/25/2029 •		320	370

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •		955	1,107

Cairn CLO DAC
0.600% due 04/30/2031 •		1,300	1,502
0.780% due 10/15/2031 •		1,500	1,740

CVC Cordatus Loan Fund DAC
0.650% due 10/15/2031 •		1,600	1,853

Harvest CLO DAC
0.640% due 10/15/2031 •		1,300	1,495

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Man GLG Euro CLO DAC
0.680% due 10/15/2030 •	EUR	1,300	$1,508

			11,513

CORPORATE BONDS & NOTES 0.2%

AIB Group PLC
2.875% due 05/30/2031 •		1,200	1,493
4.750% due 10/12/2023		$500	538

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		700	712

			2,743

Total Ireland (Cost $14,632)			14,256

ISRAEL 2.1%

SOVEREIGN ISSUES 2.1%

Israel Government International Bond
0.020% (MAKA5DAY) due 11/30/2021 ~	ILS	38,400	11,912
0.750% due 07/31/2022		18,800	5,867
2.000% due 03/31/2027		9,700	3,220
3.800% due 05/13/2060		$2,700	3,002
4.125% due 01/17/2048		900	1,084
5.500% due 01/31/2022	ILS	17,100	5,402

Total Israel (Cost $29,598)			30,487

ITALY 2.8%

CORPORATE BONDS & NOTES 1.3%

Banca Carige SpA
0.951% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	4,000	4,648
1.151% due 10/25/2021 •		4,200	4,868

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		2,300	2,777
2.625% due 04/28/2025		1,000	1,188

UniCredit SpA
7.500% due 06/03/2026 •(g)(h)		900	1,231
7.830% due 12/04/2023		$2,900	3,320
9.250% due 06/03/2022 •(g)(h)	EUR	1,200	1,464

			19,496

SOVEREIGN ISSUES 1.5%

Italy Buoni Poliennali Del Tesoro
1.500% due 04/30/2045		1,900	2,144
1.750% due 07/01/2024		5,000	6,108
1.850% due 07/01/2025		9,200	11,424
2.150% due 03/01/2072		2,500	2,847

			22,523

Total Italy (Cost $40,769)			42,019

JAPAN 15.6%

CORPORATE BONDS & NOTES 0.8%

Mizuho Financial Group, Inc.
0.994% (US0003M + 0.880%) due 09/11/2022 ~		$4,200	4,236
1.114% (US0003M + 1.000%) due 09/11/2024 ~		800	811
3.922% due 09/11/2024 •		1,300	1,381

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		800	833
3.522% due 09/17/2025		1,100	1,170
4.345% due 09/17/2027		1,400	1,539
4.810% due 09/17/2030		1,500	1,688

ORIX Corp.
3.250% due 12/04/2024		400	429

			12,087

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 14.8%

Japan Bank for International Cooperation
1.750% due 10/17/2024		$700	$722

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		1,000	1,056

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	1,103,036	10,188
0.100% due 03/20/2030		730,000	6,615
0.100% due 06/20/2031		8,500,000	76,631
0.500% due 09/20/2046		74,000	656
0.500% due 03/20/2049		2,780,000	24,218
0.700% due 12/20/2048		1,850,000	16,992
0.700% due 06/20/2051		1,357,000	12,283
1.400% due 09/20/2034		5,980,000	62,039

Tokyo Metropolitan Government
0.750% due 07/16/2025		$4,500	4,450
2.500% due 06/08/2022		2,800	2,836

			218,686

Total Japan (Cost $223,851)			230,773

KUWAIT 0.4%

SOVEREIGN ISSUES 0.4%

Kuwait International Government Bond
3.500% due 03/20/2027		$5,900	6,539

Total Kuwait (Cost $5,866)			6,539

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%

Lithuania Government International Bond
1.100% due 04/26/2027	EUR	1,800	2,229

Total Lithuania (Cost $2,101)			2,229

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%

Blackstone Property Partners Europe Holdings SARL
1.400% due 07/06/2022	EUR	1,000	1,168

Total Luxembourg (Cost $1,147)			1,168

MALAYSIA 0.3%

CORPORATE BONDS & NOTES 0.2%

Petronas Capital Ltd.
3.404% due 04/28/2061		$800	808
3.500% due 04/21/2030		600	650
4.550% due 04/21/2050		400	492
4.800% due 04/21/2060		400	522

			2,472

SOVEREIGN ISSUES 0.1%

Malaysia Government International Bond
3.502% due 05/31/2027	MYR	3,800	927

Malaysia Government Investment Issue
4.130% due 07/09/2029		1,600	401
4.369% due 10/31/2028		2,700	689

			2,017

Total Malaysia (Cost $4,177)			4,489

MEXICO 0.0%

SOVEREIGN ISSUES 0.0%

Mexico Government International Bond
5.000% due 04/27/2051		$600	660

Total Mexico (Cost $556)			660

152	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MULTINATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%

NXP BV
4.625% due 06/01/2023		$2,400	$2,553

Total Multinational (Cost $2,433)			2,553

NETHERLANDS 0.8%

ASSET-BACKED SECURITIES 0.4%

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	1,700	1,960

Jubilee CLO BV
0.610% due 04/15/2030 •		1,900	2,197
0.650% due 04/15/2031 •		1,300	1,508

			5,665

CORPORATE BONDS & NOTES 0.4%

British Transco International Finance BV
0.000% due 11/04/2021 (e)		$2,300	2,300

Enel Finance International NV
2.650% due 09/10/2024		2,700	2,830

Vonovia Finance BV
5.000% due 10/02/2023		500	540

			5,670

		SHARES
PREFERRED SECURITIES 0.1%

Stichting AK Rabobank Certificaten
19.437% due 12/29/2049 þ(g)		525,250	877

Total Netherlands (Cost $12,094)			12,212

		PRINCIPAL AMOUNT (000S)
NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	1,700	1,123

Total New Zealand (Cost $1,201)			1,123

NORWAY 0.1%

CORPORATE BONDS & NOTES 0.1%

DNB Boligkreditt A/S
3.250% due 06/28/2023		$1,100	1,155

Total Norway (Cost $1,099)			1,155

PERU 0.9%

SOVEREIGN ISSUES 0.9%

Peru Government International Bond
2.780% due 12/01/2060		$1,000	847
5.350% due 08/12/2040	PEN	3,300	635
5.940% due 02/12/2029		6,100	1,481
6.350% due 08/12/2028		30,900	7,717
6.950% due 08/12/2031		4,700	1,179
8.200% due 08/12/2026		5,600	1,535

Total Peru (Cost $17,412)			13,394

QATAR 1.8%

CORPORATE BONDS & NOTES 0.2%

Qatar Petroleum
1.375% due 09/12/2026		$1,000	994
2.250% due 07/12/2031		600	595
3.125% due 07/12/2041		1,000	1,001
3.300% due 07/12/2051		1,000	1,012

			3,602

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.5%

Qatar Government International Bond
3.750% due 04/16/2030		$1,000	$1,128
3.875% due 04/23/2023		10,400	10,953
4.000% due 03/14/2029		3,900	4,441
4.400% due 04/16/2050		200	244
4.500% due 04/23/2028		4,800	5,606

			22,372

Total Qatar (Cost $23,884)			25,974

ROMANIA 0.5%

SOVEREIGN ISSUES 0.5%

Romania Government International Bond
2.000% due 04/14/2033	EUR	100	111
2.750% due 04/14/2041		500	539

Romanian Government International Bond
1.375% due 12/02/2029		1,300	1,481
1.750% due 07/13/2030		1,400	1,588
2.124% due 07/16/2031		700	811
2.625% due 12/02/2040		800	865
2.875% due 04/13/2042		1,800	1,951

Total Romania (Cost $7,780)			7,346

RUSSIA 0.2%

SOVEREIGN ISSUES 0.2%

Russia Government International Bond
7.650% due 04/10/2030	RUB	172,100	2,438

Total Russia (Cost $2,676)			2,438

SAUDI ARABIA 0.8%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$1,100	1,114
3.250% due 11/24/2050		900	860

			1,974

SOVEREIGN ISSUES 0.7%

Saudi Government International Bond
2.375% due 10/26/2021		4,000	4,006
2.900% due 10/22/2025		700	746
3.250% due 10/26/2026		1,000	1,079
4.000% due 04/17/2025		3,700	4,054

			9,885

Total Saudi Arabia (Cost $11,404)			11,859

SERBIA 0.2%

SOVEREIGN ISSUES 0.2%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	1,100	1,235
2.050% due 09/23/2036		900	981

Total Serbia (Cost $2,297)			2,216

SINGAPORE 1.2%

CORPORATE BONDS & NOTES 0.2%

BOC Aviation Ltd.
2.750% due 09/18/2022		$300	305
3.500% due 09/18/2027		600	639

DBS Bank Ltd.
3.300% due 11/27/2021		1,000	1,004

PSA Treasury Pte Ltd.
2.500% due 04/12/2026		1,400	1,462

			3,410

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.0%

Singapore Government International Bond
1.625% due 07/01/2031	SGD	12,000	$8,882
1.875% due 10/01/2051 (b)		4,800	3,492
2.250% due 08/01/2036		600	464
2.375% due 07/01/2039		900	710
3.375% due 09/01/2033		1,100	950

			14,498

Total Singapore (Cost $17,959)			17,908

SLOVENIA 0.4%

SOVEREIGN ISSUES 0.4%

Slovenia Government International Bond
5.250% due 02/18/2024		$5,177	5,759

Total Slovenia (Cost $5,239)			5,759

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%

South Africa Government International Bond
4.850% due 09/30/2029		$1,100	1,133

Total South Africa (Cost $1,100)			1,133

SOUTH KOREA 1.7%

SOVEREIGN ISSUES 1.7%

Korea Government International Bond
2.125% due 06/10/2027	KRW	3,015,000	2,556
2.375% due 12/10/2027		3,370,000	2,899
2.375% due 12/10/2028		12,640,000	10,857
2.625% due 06/10/2028		6,030,000	5,269
5.500% due 03/10/2028		3,370,000	3,432

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$500	529

Total South Korea (Cost $26,867)			25,542

SPAIN 3.3%

CORPORATE BONDS & NOTES 0.3%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	1,200	1,491
6.000% due 03/29/2024 •(g)(h)		800	1,012

Banco de Sabadell S.A.
0.875% due 07/22/2025		200	237
1.125% due 03/11/2027 •		100	119
1.750% due 05/10/2024		100	120

Banco Santander S.A.
1.849% due 03/25/2026		$800	811
3.848% due 04/12/2023		600	630

Merlin Properties Socimi S.A.
2.225% due 04/25/2023	EUR	600	716

			5,136

		SHARES
PREFERRED SECURITIES 0.1%

CaixaBank S.A.
5.875% due 10/09/2027 •(g)(h)		400,000	535
6.000% due 07/18/2022 •(g)(h)		400,000	480

			1,015

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 2.9%

Autonomous Community of Catalonia
4.220% due 04/26/2035		500	774

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	153

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spain Government International Bond
0.250% due 07/30/2024	EUR	5,500	$6,503
0.500% due 10/31/2031		3,100	3,608
0.800% due 07/30/2027		1,400	1,707
0.850% due 07/30/2037		4,500	5,170
1.250% due 10/31/2030		4,100	5,150
1.400% due 07/30/2028		12,000	15,224
1.450% due 10/31/2027		1,800	2,280
1.450% due 10/31/2071		2,300	2,374

			42,790

Total Spain (Cost $46,365)			48,941

SWITZERLAND 1.0%

CORPORATE BONDS & NOTES 1.0%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$4,800	5,264

Credit Suisse Group AG
2.193% due 06/05/2026 •		2,500	2,548
3.800% due 06/09/2023		1,200	1,265
3.869% due 01/12/2029 •		400	437
6.250% due 12/18/2024 •(g)(h)		200	216
7.500% due 07/17/2023 •(g)(h)		800	857
7.500% due 12/11/2023 •(g)(h)		500	547

UBS AG
5.125% due 05/15/2024 (h)		2,863	3,135
7.625% due 08/17/2022 (h)		550	583

Total Switzerland (Cost $14,118)			14,852

UNITED ARAB EMIRATES 0.2%

CORPORATE BONDS & NOTES 0.1%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$1,600	1,623

SOVEREIGN ISSUES 0.1%

Emirate of Abu Dhabi Government International Bond
3.125% due 04/16/2030		200	217
3.875% due 04/16/2050		700	802

			1,019

Total United Arab Emirates (Cost $2,468)			2,642

UNITED KINGDOM 11.5%

CORPORATE BONDS & NOTES 6.0%

Annington Funding PLC
1.650% due 07/12/2024	EUR	2,000	2,420

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$6,400	6,862

Barclays PLC
2.375% due 10/06/2023 •	GBP	1,700	2,328
3.375% due 04/02/2025 •	EUR	600	752
4.375% due 01/12/2026		$480	536
4.836% due 05/09/2028		1,100	1,244
5.088% due 06/20/2030 •		1,500	1,732
7.125% due 06/15/2025 •(g)(h)	GBP	1,400	2,117
7.875% due 03/15/2022 •(g)(h)		$1,900	1,947
8.000% due 06/15/2024 •(g)(h)		800	904

British Telecommunications PLC
9.625% due 12/15/2030		1,200	1,838

Frontier Finance PLC
8.000% due 03/23/2022	GBP	713	980

HSBC Holdings PLC
1.125% (US0003M + 1.000%) due 05/18/2024 ~		$900	911
1.750% due 07/24/2027 •	GBP	1,400	1,884
3.803% due 03/11/2025 •		$2,600	2,774
4.041% due 03/13/2028 •		2,300	2,546
4.300% due 03/08/2026		1,340	1,493
4.750% due 07/04/2029 •(g)(h)	EUR	500	641
4.950% due 03/31/2030		$300	357

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	1,700	2,762

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
3.500% due 04/01/2026 •	EUR	1,000	$1,297
4.582% due 12/10/2025		$2,874	3,209
4.650% due 03/24/2026		1,900	2,136
5.125% due 12/27/2024 •(g)(h)	GBP	600	850
7.875% due 06/27/2029 •(g)(h)		200	345

Nationwide Building Society
3.766% due 03/08/2024 •		$3,000	3,128
5.875% due 12/20/2024 •(g)(h)	GBP	1,100	1,618

Natwest Group PLC
2.000% due 03/08/2023 •	EUR	1,000	1,170
2.500% due 03/22/2023		2,641	3,181
3.875% due 09/12/2023		$700	742
5.076% due 01/27/2030 •		1,600	1,890
5.125% due 05/12/2027 •(g)(h)	GBP	2,000	2,897
6.000% due 12/29/2025 •(g)(h)		$1,700	1,907
8.000% due 08/10/2025 •(g)(h)		1,000	1,183

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		1,300	1,318

Rolls-Royce PLC
3.625% due 10/14/2025		1,200	1,216

Santander UK Group Holdings PLC
1.089% due 03/15/2025 •		900	902
4.796% due 11/15/2024 •		6,000	6,498
7.375% due 06/24/2022 •(g)(h)	GBP	400	559

Santander UK PLC
0.600% (SONIO/N + 0.550%) due 02/12/2027 ~		2,500	3,415

Standard Chartered PLC
0.991% due 01/12/2025 •		$2,300	2,294
1.319% due 10/14/2023 •		3,100	3,120
1.456% due 01/14/2027 •		2,200	2,167
7.750% due 04/02/2023 •(g)(h)		200	216

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	792	1,368
5.744% due 04/13/2040		472	835

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		1,300	1,818

			88,307

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%

Avon Finance PLC
0.950% due 09/20/2048 •		2,078	2,811

Business Mortgage Finance PLC
2.071% due 02/15/2041 •		845	1,138

EuroMASTR PLC
0.270% due 06/15/2040 •		222	286

Eurosail PLC
1.017% due 06/13/2045 •		1,155	1,555

Finsbury Square PLC
0.850% (SONIA3M IR + 0.800%) due 03/16/2070 •		1,358	1,835
1.017% due 09/12/2068 •		635	858
1.041% due 06/16/2069 •		2,590	3,499

Hawksmoor Mortgages
1.100% due 05/25/2053 •		3,840	5,197

Precise Mortgage Funding PLC
0.747% due 03/12/2055 •		1,171	1,580
1.250% due 12/12/2055 •		4,100	5,595

Residential Mortgage Securities PLC
1.300% due 06/20/2070 •		2,104	2,865

Ripon Mortgages PLC
0.868% due 08/20/2056 •		5,486	7,404

RMAC PLC
0.767% due 06/12/2046 •		3,075	4,148

RMAC Securities PLC
0.264% due 06/12/2044 •		$187	178

Stratton Mortgage Funding PLC
0.950% (SONIA3M IR + 0.900%) due 07/20/2060 •	GBP	4,496	6,093

Towd Point Mortgage Funding
0.950% due 07/20/2045 •		4,661	6,304

Towd Point Mortgage Funding PLC
1.097% (BP0003M) due 10/20/2051 •		2,537	3,447

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trinity Square PLC
0.899% (SONIA3M IR + 0.850%) due 07/15/2059 •	GBP	2,495	$3,381

Uropa Securities PLC
0.263% due 06/10/2059 •		421	552
0.413% due 06/10/2059 •		115	151
0.613% due 06/10/2059 •		90	119
0.813% due 06/10/2059 •		96	127

			59,123

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		2,380	629

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.5%

United Kingdom Gilt
0.625% due 10/22/2050		6,300	6,951
1.125% due 01/31/2039		2,100	2,728
1.750% due 01/22/2049		1,900	2,769
4.250% due 12/07/2040		4,800	9,649

			22,097

Total United Kingdom (Cost $163,623)			170,156

UNITED STATES 32.2%

ASSET-BACKED SECURITIES 2.4%

ACE Securities Corp. Home Equity Loan Trust
0.386% due 07/25/2036 •		$2,374	1,121

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.956% due 07/25/2034 •		332	332

Amortizing Residential Collateral Trust
0.786% due 10/25/2031 •		1	1

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.906% due 02/25/2034 •		194	191

Bear Stearns Asset-Backed Securities Trust
0.886% due 09/25/2046 •		492	484

Citigroup Mortgage Loan Trust
0.146% due 07/25/2045 •		699	599
0.156% due 05/25/2037 •		80	67

Countrywide Asset-Backed Certificates
0.766% due 12/25/2036 ^•		46	39

Credit Suisse First Boston Mortgage Securities Corp.
0.706% due 01/25/2032 •		1	1
1.436% due 05/25/2044 •		823	819

Credit-Based Asset Servicing & Securitization LLC
0.212% due 07/25/2037 •		126	101

GSAMP Trust
0.216% due 12/25/2046 •		1,239	871
0.326% due 09/25/2036 •		1,854	951

Home Equity Asset Trust
0.686% due 11/25/2032 •		1	1

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ		381	355

Merrill Lynch Mortgage Investors Trust
0.246% due 09/25/2037 •		183	105
0.326% due 02/25/2037 •		38	16
0.836% due 06/25/2036 •		55	55

Morgan Stanley ABS Capital, Inc. Trust
0.186% due 07/25/2036 •		54	28

Morgan Stanley Home Equity Loan Trust
0.436% due 04/25/2037 •		1,210	822

Morgan Stanley Mortgage Loan Trust
0.806% due 04/25/2037 •		367	156
5.919% due 09/25/2046 ^þ		1,446	532

Option One Mortgage Loan Trust
0.306% due 04/25/2037 •		1,396	1,124
0.956% due 05/25/2035 •		1,743	1,668

154	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

People’s Choice Home Loan Securities Trust
1.436% due 01/25/2035 •		$912	$914

Popular ABS Mortgage Pass-Through Trust
0.396% due 06/25/2047 ^•		1,769	1,690

Securitized Asset-Backed Receivables LLC Trust
0.136% due 12/25/2036 •		29	21
0.146% due 12/25/2036 ^•		29	9
0.216% due 05/25/2037 ^•		370	325

SMB Private Education Loan Trust
1.184% due 07/15/2053 •		578	589
1.290% due 07/15/2053		1,877	1,885

Soundview Home Loan Trust
0.146% due 11/25/2036 •		29	12

Structured Asset Securities Corp. Mortgage Loan Trust
1.586% due 04/25/2035 •		80	81

Terwin Mortgage Trust
1.026% due 11/25/2033 •		45	44

Towd Point Mortgage Trust
1.086% due 05/25/2058 •		1,424	1,436
1.636% due 04/25/2060 ~		2,398	2,418
2.710% due 01/25/2060 ~		2,201	2,260
2.900% due 10/25/2059 ~		8,696	9,028

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		3,500	3,672

Washington Mutual Asset-Backed Certificates Trust
0.146% due 10/25/2036 •		43	23

			34,846

CORPORATE BONDS & NOTES 5.4%

7-Eleven, Inc.
0.578% (US0003M + 0.450%) due 08/10/2022 ~		1,900	1,900
0.800% due 02/10/2024		1,700	1,700

AbbVie, Inc.
1.500% due 11/15/2023	EUR	300	360

American Airlines Pass-Through Trust
3.600% due 04/15/2031		$754	743

BAT Capital Corp.
1.005% (US0003M + 0.880%) due 08/15/2022 ~		300	302

Bayer U.S. Finance LLC
1.126% (US0003M + 1.010%) due 12/15/2023 ~		1,200	1,216
3.875% due 12/15/2023		300	319
4.375% due 12/15/2028		2,500	2,833

Boeing Co.
1.167% due 02/04/2023		400	401
1.433% due 02/04/2024		1,500	1,502
1.950% due 02/01/2024		100	102
2.750% due 02/01/2026		1,600	1,667
3.250% due 02/01/2028		800	846

Broadcom, Inc.
2.450% due 02/15/2031		700	678
2.600% due 02/15/2033		700	673
3.137% due 11/15/2035		504	503

Campbell Soup Co.
3.650% due 03/15/2023		372	387

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		500	521

Charles Schwab Corp.
0.750% due 03/18/2024		400	402

Charter Communications Operating LLC
1.776% (US0003M + 1.650%) due 02/01/2024 ~		800	823
3.500% due 03/01/2042 (b)		2,000	1,959
3.700% due 04/01/2051		1,200	1,171
3.850% due 04/01/2061		400	382
4.464% due 07/23/2022		600	615
5.125% due 07/01/2049		800	943

CVS Health Corp.
3.700% due 03/09/2023		137	143

D.R. Horton, Inc.
4.375% due 09/15/2022		600	616

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell International LLC
6.100% due 07/15/2027		$500	$619
6.200% due 07/15/2030		200	256

Discover Bank
3.350% due 02/06/2023		400	414

Equitable Holdings, Inc.
3.900% due 04/20/2023		130	136

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •	EUR	100	115
0.177% due 11/15/2023 •		200	230
1.744% due 07/19/2024		400	470
2.748% due 06/14/2024	GBP	800	1,091
2.900% due 02/16/2028		$300	300
3.021% due 03/06/2024	EUR	2,700	3,265
3.087% due 01/09/2023		$600	610
3.096% due 05/04/2023		800	814
3.370% due 11/17/2023		900	924
3.375% due 11/13/2025		400	411
4.000% due 11/13/2030		900	937
4.125% due 08/17/2027		1,300	1,380
4.134% due 08/04/2025		200	212
4.375% due 08/06/2023		800	834
4.542% due 08/01/2026		600	648
5.125% due 06/16/2025		800	870

General Motors Financial Co., Inc.
1.683% (US0003M + 1.550%) due 01/14/2022 ~		700	703

Hyatt Hotels Corp.
1.300% due 10/01/2023 (b)		700	701

Kilroy Realty LP
3.450% due 12/15/2024		200	214

Morgan Stanley
0.740% (CDOR03 + 0.300%) due 02/03/2023 ~(i)	CAD	8,100	6,416

NextEra Energy Capital Holdings, Inc.
0.849% (US0003M + 0.720%) due 02/25/2022 ~		$2,000	2,005

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		4,500	4,456

ONEOK, Inc.
4.550% due 07/15/2028		400	454

Oracle Corp.
2.300% due 03/25/2028 (i)		3,500	3,582
2.875% due 03/25/2031 (i)		600	618
3.950% due 03/25/2051 (i)		1,600	1,691

Organon & Co.
5.125% due 04/30/2031		1,000	1,052

Pacific Gas & Electric Co.
2.100% due 08/01/2027		100	98
3.150% due 01/01/2026		100	103
3.500% due 06/15/2025 ^		400	417
4.000% due 12/01/2046 ^		200	193
4.250% due 03/15/2046 ^		100	99
4.550% due 07/01/2030		400	433

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		3,600	3,902

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022		200	202

Santander Holdings USA, Inc.
3.400% due 01/18/2023		700	724

Southern California Edison Co.
0.690% (SOFRRATE + 0.640%) due 04/03/2023 ~		100	100
0.700% due 04/03/2023		1,000	1,003
0.880% (SOFRRATE + 0.830%) due 04/01/2024 ~		700	704

Southern Co.
2.950% due 07/01/2023		2,900	3,011

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023		300	311

Southwest Airlines Co.
4.750% due 05/04/2023		600	639

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		1,100	1,121

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	$613	$655

Volkswagen Group of America Finance LLC
3.350% due 05/13/2025	2,500	2,674

Walt Disney Co.
3.500% due 05/13/2040	300	332
3.600% due 01/13/2051	400	446

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	1,600	1,615
3.550% due 04/01/2025	1,500	1,613

		80,530

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Avolon TLB Borrower (U.S.) LLC
2.750% (LIBOR03M + 2.250%) due 12/01/2027 ~	1,588	1,591

CenturyLink, Inc.
2.334% (LIBOR03M + 2.250%) due 03/15/2027 ~	1,140	1,129

		2,720

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.2%

Adjustable Rate Mortgage Trust
2.675% due 09/25/2035 ^~	63	60
2.908% due 07/25/2035 ~	64	66

American Home Mortgage Assets Trust
0.466% due 09/25/2046 ^•	630	617

American Home Mortgage Investment Trust
1.655% due 09/25/2045 •	28	28

AREIT Trust
1.180% (US0001M + 1.080%) due 07/17/2026 «•(b)	3,700	3,700

Banc of America Funding Trust
2.682% due 11/20/2034 ~	289	294
3.159% due 10/20/2046 ^~	617	535
3.411% due 01/20/2047 ^~	83	80
5.500% due 09/25/2035	462	500
5.750% due 11/25/2035	283	296
6.000% due 08/25/2036 ^	65	67

Banc of America Mortgage Trust
2.479% due 07/25/2035 ~	48	43
2.970% due 09/25/2035 ^~	88	87

BCAP LLC Trust
0.839% due 01/26/2047 •	306	291
5.250% due 02/26/2036 ~	556	340

Bear Stearns Adjustable Rate Mortgage Trust
2.366% due 10/25/2033 ~	31	32
2.480% due 05/25/2034 ~	86	86
2.509% due 02/25/2033 ~	2	2
2.666% due 05/25/2034 ~	69	65
2.871% due 05/25/2033 ~	28	28
2.889% due 11/25/2034 ~	512	453
2.929% due 02/25/2034 ~	6	6
3.105% due 02/25/2036 ^~	128	127

Bear Stearns ALT-A Trust
2.706% due 08/25/2036 ^~	52	39
2.973% due 11/25/2036 ^~	1,099	738
3.057% due 11/25/2035 ^~	34	30
3.253% due 11/25/2036 ^~	310	212
3.445% due 08/25/2036 ^~	948	613

Bear Stearns Structured Products, Inc. Trust
2.708% due 01/26/2036 ^~	64	55

BellaVista Mortgage Trust
0.587% due 05/20/2045 •	15	11

Chase Mortgage Finance Trust
2.368% due 02/25/2037 ~	136	139
2.909% due 07/25/2037 ~	81	77

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	50	50

Citigroup Mortgage Loan Trust
2.500% due 05/25/2051 ~	9,039	9,181
2.754% due 08/25/2035 ~	66	68

Citigroup Mortgage Loan Trust, Inc.
2.220% due 09/25/2035 •	131	139

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	155

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.229% due 09/25/2035 ^~	$644	$625

Commercial Mortgage Trust
0.697% due 03/10/2046 ~(a)	12,000	96
1.427% due 01/10/2046 ~(a)	7,907	82

Countrywide Alternative Loan Trust
0.246% due 02/25/2047 •	241	228
0.256% due 05/25/2047 •	223	214
0.286% due 06/25/2037 •	672	655
0.367% due 09/20/2046 •	1,144	783
0.436% due 05/25/2037 ^•	372	122
0.486% due 06/25/2036 ^•	228	111
0.506% due 05/25/2035 •	666	656
0.506% due 07/25/2046 ^•	33	31
0.506% due 07/25/2046 •	558	538
0.507% due 03/20/2046 •	39	33
0.606% due 07/25/2046 ^•	743	516
0.646% due 12/25/2035 •	27	27
1.492% due 08/25/2035 •	167	163
1.592% due 11/25/2035 •	281	264
2.132% due 11/25/2035 •	200	191
5.250% due 06/25/2035 ^	110	104
6.250% due 08/25/2037 ^	368	273
6.500% due 08/25/2032	21	21

Countrywide Home Loan Mortgage Pass-Through Trust
0.666% due 04/25/2035 •	23	23
0.726% due 03/25/2035 •	580	526
0.746% due 02/25/2035 •	107	109
0.766% due 02/25/2035 •	40	38
0.766% due 03/25/2036 •	88	57
1.985% due 02/20/2036 ^•	169	151
2.681% due 08/25/2034 ^~	1	1
2.713% due 11/20/2034 ~	5	5
2.744% due 04/20/2036 ^~	34	31
2.802% due 11/25/2034 ~	18	18
2.887% due 08/25/2034 ^~	9	9
2.922% due 09/25/2047 ^~	288	279

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 12/25/2035	137	132

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.148% due 07/25/2033 ~	4	4

Credit Suisse Mortgage Capital Trust
2.500% due 07/25/2056 ~	795	810
6.500% due 07/26/2036 ^	591	221

DBUBS Mortgage Trust
1.361% due 11/10/2046 ~(a)	4,082	0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^	277	274

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.186% due 10/25/2036 ^•	35	29
6.800% due 07/25/2036 ^þ	219	218

Extended Stay America Trust
1.164% due 07/15/2038 •	3,681	3,697

First Horizon Alternative Mortgage Securities Trust
2.808% due 08/25/2035 ^~	391	370

GreenPoint Mortgage Funding Trust
0.266% due 01/25/2037 •	550	537
0.286% due 12/25/2046 ^•	748	730
0.506% due 04/25/2036 •	331	326
0.526% due 06/25/2045 •	140	134
0.626% due 11/25/2045 •	40	37

GreenPoint Mortgage Funding Trust Pass-Through Certificates
2.477% due 10/25/2033 ~	19	20

GS Mortgage Securities Corp.
0.395% due 05/03/2032 ~(a)	65,000	603
1.625% due 02/10/2046 ~(a)	13,664	210

GS Mortgage Securities Trust
2.078% due 11/10/2045 ~(a)	17,202	216

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	892	904
2.500% due 02/25/2052 ~	1,787	1,819

GSR Mortgage Loan Trust
0.606% due 08/25/2046 •	514	293
1.840% due 03/25/2033 •	37	38

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.859% due 09/25/2035 ~	$64	$66
2.903% due 05/25/2035 ~	96	95

HarborView Mortgage Loan Trust
0.277% due 09/19/2037 •	547	539
0.567% due 03/19/2036 ^•	76	76
0.647% due 02/19/2036 •	267	178
0.707% due 11/19/2035 •	439	395
0.787% due 01/19/2035 •	21	19
2.610% due 07/19/2035 ^~	2	2
2.676% due 07/19/2035 ^~	48	41

HomeBanc Mortgage Trust
0.446% due 12/25/2036 •	8	8

Impac CMB Trust
0.746% due 03/25/2035 •	14	15
0.866% due 10/25/2034 •	125	127

IndyMac Mortgage Loan Trust
0.326% due 06/25/2037 •	283	285
0.336% due 02/25/2037 •	914	732
0.376% due 11/25/2036 ^•	239	239
0.506% due 05/25/2046 •	779	769
2.728% due 11/25/2035 ^~	237	219
2.881% due 12/25/2034 ~	54	56
2.980% due 08/25/2035 ~	140	130

JP Morgan Alternative Loan Trust
0.566% due 10/25/2036 •	1,657	1,659
2.846% due 12/25/2035 ^~	1,337	1,145
5.500% due 11/25/2036 ^~	8	5

JP Morgan Chase Commercial Mortgage Securities Trust
1.079% due 12/15/2047 ~(a)	47,597	446

JP Morgan Mortgage Trust
0.386% due 10/25/2035 •	1,659	1,395
1.000% due 11/25/2051 «	7,800	7,993
1.905% due 11/25/2033 ~	35	37
2.500% due 11/25/2051 «	11,500	11,813
2.626% due 08/25/2035 ~	116	120
2.694% due 07/25/2035 ~	72	73
2.839% due 10/25/2035 ~	71	75
2.861% due 02/25/2036 ^~	252	221
2.886% due 07/27/2037 ~	497	490

JPMorgan Mortgage Trust
3.000% due 01/25/2052 ~	7,743	8,006

Lehman XS Trust
0.726% due 11/25/2046 ^•	765	677

MASTR Adjustable Rate Mortgages Trust
0.296% due 04/25/2046 •	126	118
0.766% due 05/25/2047 ^•	920	1,142

MASTR Alternative Loan Trust
0.486% due 03/25/2036 ^•	417	32

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.524% due 12/15/2030 •	1	1

Merrill Lynch Mortgage Investors Trust
1.859% due 02/25/2033 ~	42	41
2.438% due 06/25/2037 ~	92	94
3.018% due 06/25/2035 ~	101	103

Merrill Lynch Mortgage-Backed Securities Trust
2.714% due 04/25/2037 ^~	17	17

MFA Trust
1.381% due 04/25/2065 ~	2,611	2,621
1.947% due 04/25/2065 ~	1,000	1,008

Morgan Stanley Bank of America Merrill Lynch Trust
1.152% due 05/15/2046 ~(a)	42,786	485
1.455% due 02/15/2046 ~(a)	15,928	200

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	2,915	3,016
2.750% due 11/25/2059 ~	2,450	2,523

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.240% due 02/25/2036 ^~	75	67
2.318% due 10/25/2035 ~	165	154
3.110% due 08/25/2035 ~	69	74
5.820% due 03/25/2047 þ	273	285
6.138% due 03/25/2047 þ	233	244

One New York Plaza Trust
1.034% due 01/15/2026 •	3,700	3,717

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
0.236% due 02/25/2047 •	$879	$444
0.506% due 04/25/2046 •	62	24
1.014% due 10/25/2037 ~	501	492
3.129% due 08/25/2035 ^~	110	60
4.255% due 09/25/2035 ^~	21	18
6.000% due 06/25/2036	477	459
6.000% due 06/25/2037 ^	279	272

Residential Asset Securitization Trust
6.500% due 08/25/2036 ^	674	306

Residential Funding Mortgage Securities, Inc. Trust
2.183% due 06/25/2035 ~	144	134
2.940% due 09/25/2035 ^~	160	120

Sequoia Mortgage Trust
0.787% due 07/20/2033 •	124	126
2.579% due 04/20/2035 ~	39	42

Structured Adjustable Rate Mortgage Loan Trust
0.526% due 05/25/2037 •	34	33
1.492% due 01/25/2035 ^•	17	16
1.655% due 10/25/2037 ^•	190	197
2.362% due 04/25/2034 ~	86	88
2.440% due 02/25/2034 ~	48	48
2.982% due 04/25/2035 ~	585	606

Structured Asset Mortgage Investments Trust
0.306% due 09/25/2047 •	67	62
0.466% due 07/25/2046 ^•	516	452
0.506% due 04/25/2036 •	110	106
0.546% due 05/25/2045 •	188	190
0.587% due 07/19/2035 •	72	71
0.667% due 07/19/2034 •	3	3
0.706% due 12/25/2035 ^•	12	11
1.592% due 08/25/2047 ^•	943	933

Structured Asset Securities Corp. Mortgage Loan Trust
0.376% due 10/25/2036 •	1,035	945

TBW Mortgage-Backed Trust
6.470% due 09/25/2036 ^þ	189	12

Thornburg Mortgage Securities Trust
1.479% due 06/25/2047 ^•	926	842

UBS-Barclays Commercial Mortgage Trust
1.728% due 12/10/2045 ~(a)	46,714	522

UBS-Citigroup Commercial Mortgage Trust
1.627% due 01/10/2045 ~(a)	557	0

WaMu Mortgage Pass-Through Certificates Trust
0.646% due 11/25/2045 •	150	148
0.666% due 07/25/2045 •	275	273
0.666% due 10/25/2045 •	55	55
0.706% due 01/25/2045 •	55	55
0.726% due 01/25/2045 •	42	42
0.826% due 11/25/2034 •	377	367
0.909% due 12/25/2046 •	187	182
1.039% due 05/25/2046 •	511	510
1.066% due 11/25/2034 •	256	248
1.492% due 06/25/2042 •	21	21
1.492% due 08/25/2042 •	24	23
1.763% due 11/25/2046 •	93	92
1.782% due 12/25/2046 •	366	360
2.427% due 03/25/2034 ~	135	140
2.577% due 06/25/2033 ~	20	21
2.707% due 08/25/2034 ~	155	160
2.707% due 04/25/2037 ^~	583	586
2.720% due 03/25/2035 ~	152	160
2.762% due 12/25/2036 ^~	19	19
2.899% due 02/25/2037 ^~	263	250
2.992% due 12/25/2035 ~	337	349
3.093% due 02/25/2037 ^~	180	180
3.171% due 03/25/2036 ^~	605	612

Washington Mutual Mortgage Pass-Through Certificates Trust
0.586% due 07/25/2046 ^•	4	13
1.032% due 07/25/2046 ^•	314	219
1.062% due 05/25/2046 ^•	1,003	880
6.000% due 10/25/2035 ^	343	280

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	68	69

Wells Fargo-RBS Commercial Mortgage Trust
0.423% due 03/15/2048 ~(a)	26,228	113
1.275% due 03/15/2045 ~(a)	35,626	399

		106,305

156	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.5%

AT&T, Inc.
2.875% due 03/02/2025 •(g)	1,300,000	$1,526

Bank of America Corp.
5.875% due 03/15/2028 •(g)	1,900,000	2,171

Wells Fargo & Co.
3.900% due 03/15/2026 •(g)	3,600,000	3,715

		7,412

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 11.9%

Fannie Mae
0.136% due 07/25/2037 •	$133	131
0.206% due 03/25/2034 •	2	2
0.236% due 08/25/2034 •	2	2
0.486% due 06/25/2029 - 06/25/2036 •	47	47
1.298% due 06/01/2043 •	33	34
1.299% due 10/01/2044 •	31	31
1.593% due 03/01/2033 •	25	26
1.778% due 12/01/2034 •	9	9
2.109% due 09/01/2035 •	10	10
2.145% due 06/01/2035 •	10	10
2.283% due 01/25/2022 ~(a)	495	0
2.350% due 05/01/2026 •	1	1
2.422% due 11/01/2034 •	220	235
3.000% due 03/01/2060	1,615	1,747
3.500% due 01/01/2059 (k)	3,571	3,894
4.032% due 12/01/2036 •	12	13
6.000% due 04/25/2043 - 07/25/2044	335	385
6.500% due 06/25/2044	5	6

Freddie Mac
0.346% due 08/25/2031 •	10	10
0.446% due 01/15/2038 •	680	681
0.534% due 12/15/2031 •	12	12
0.684% due 12/15/2037 •	141	143
0.898% due 09/25/2022 ~(a)	20,039	122
1.063% due 11/25/2022 ~(a)	25,018	217
1.292% due 10/25/2044 •	277	285
1.902% due 01/15/2038 ~(a)	680	43
2.083% due 09/01/2035 •	11	11
2.268% due 08/01/2035 •	9	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.301% due 11/01/2035 •	$28	$28
2.368% due 06/01/2024 •	1	1

Ginnie Mae
2.125% due 10/20/2029 •	5	5
3.000% due 07/20/2046 - 05/20/2047	74	76
6.000% due 08/20/2034	1,740	1,951

Uniform Mortgage-Backed Security
2.500% due 11/01/2050 - 02/01/2051	14,281	14,823
2.500% due 12/01/2050 (k)	6,792	7,034
3.000% due 10/01/2049 - 06/01/2051	4,911	5,280
3.500% due 10/01/2034 - 07/01/2050	3,107	3,316
4.000% due 01/01/2048 - 06/01/2050	1,681	1,804

Uniform Mortgage-Backed Security, TBA
4.000% due 10/01/2051 - 11/01/2051	124,480	133,416

		175,850

U.S. TREASURY OBLIGATIONS 4.6%

U.S. Treasury Bonds
1.375% due 11/15/2040 (k)	6,800	6,111
1.625% due 11/15/2050 (k)	700	629
1.875% due 02/15/2041 (k)	1,900	1,859

U.S. Treasury Inflation Protected Securities (f)
0.500% due 01/15/2028 (k)(m)	12,173	13,636
2.500% due 01/15/2029 (k)(o)	5,848	7,495
3.875% due 04/15/2029 (k)(o)	1,992	2,781

U.S. Treasury Notes
0.125% due 12/15/2023 (k)(m)(o)	7,100	7,068
0.625% due 05/15/2030 (k)	7,500	7,002
2.000% due 08/15/2025 (k)(m)(o)	9,500	9,950
2.000% due 11/15/2026 (k)(m)(o)	5,300	5,562
2.250% due 11/15/2025 (o)	200	212
2.875% due 04/30/2025 (k)(m)(o)	4,200	4,527

U.S. Treasury STRIPS
0.000% due 05/15/2026 (a)(k)(m)	1,442	1,379

		68,211

Total United States (Cost $466,244)		475,873

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.0%

REPURCHASE AGREEMENTS (j) 0.1%
			$1,801

ISRAEL TREASURY BILLS 1.4%
(0.017)% due 11/30/2021 - 08/03/2022 (d)(e)	ILS	68,500	21,245

U.S. TREASURY BILLS 0.5%
0.044% due 02/17/2022 - 03/24/2022 (d)(e)(o)		$7,603	7,601

Total Short-Term Instruments (Cost $30,426)			30,647

Total Investments in Securities (Cost $1,669,945)			1,715,048

		SHARES
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%

PIMCO Short Asset Portfolio		61,272	614

PIMCO Short-Term Floating NAV Portfolio III		411,736	4,060

Total Short-Term Instruments (Cost $4,668)			4,674

Total Investments in Affiliates (Cost $4,668)			4,674

Total Investments 116.2% (Cost $1,674,613)			$1,719,722

Financial Derivative Instruments (l)(n) (0.8)% (Cost or Premiums, net $3,410)			(12,753)

Other Assets and Liabilities, net (15.4)%			(227,164)

Net Assets 100.0%			$1,479,805

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	157

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	2.129%	11/24/2026	11/17/2020	$1,900	$1,931	0.13%
Deutsche Bank AG	3.035	05/28/2032	05/25/2021 - 05/27/2021	1,999	2,031	0.14
Deutsche Bank AG	3.729	01/14/2032	01/11/2021	2,400	2,480	0.17
Morgan Stanley	0.740	02/03/2023	01/30/2020	6,140	6,416	0.43
Oracle Corp.	2.300	03/25/2028	03/22/2021	3,492	3,582	0.24
Oracle Corp.	2.875	03/25/2031	03/22/2021	599	618	0.04
Oracle Corp.	3.950	03/25/2051	03/22/2021	1,597	1,691	0.11

				$18,127	$18,749	1.26%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$1,801	U.S. Treasury Notes 1.625% due 12/15/2022	$(1,837)	$1,801	$1,801

Total Repurchase Agreements						$(1,837)	$1,801	$1,801

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	0.080%	09/23/2021	10/07/2021		$(676)	$(676)
	0.090	09/23/2021	10/14/2021		(10,659)	(10,660)
BPS	(0.580)	09/28/2021	11/22/2021	EUR	(18,796)	(21,772)
GRE	0.070	09/01/2021	10/01/2021		$(20,143)	(20,144)
	0.070	09/02/2021	10/04/2021		(9,979)	(9,979)
	0.070	09/08/2021	10/07/2021		(20,170)	(20,171)
	0.070	10/01/2021	11/01/2021		(14,477)	(14,477)
RCY	0.070	09/23/2021	10/07/2021		(6,787)	(6,787)

Total Reverse Repurchase Agreements						$(104,666)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
Canada (0.3)%
Sovereign Issues (0.3)%
Canada Government International Bond	2.750%	12/01/2048	CAD	4,800	$(4,655)	$(4,461)

United States (12.6)%
U.S. Government Agencies (12.6)%
Uniform Mortgage-Backed Security, TBA	2.000%	11/01/2036		21,000	(21,597)	(21,601)
Uniform Mortgage-Backed Security, TBA	2.000	10/01/2051		21,050	(21,246)	(21,108)
Uniform Mortgage-Backed Security, TBA	2.000	12/01/2051		74,600	(74,355)	(74,504)
Uniform Mortgage-Backed Security, TBA	2.500	11/01/2051		30,200	(31,218)	(31,081)
Uniform Mortgage-Backed Security, TBA	2.500	12/01/2050		11,500	(11,874)	(11,808)
Uniform Mortgage-Backed Security, TBA	2.500	12/01/2051		3,400	(3,485)	(3,491)
Uniform Mortgage-Backed Security, TBA	3.000	12/01/2051		15,800	(16,521)	(16,485)
Uniform Mortgage-Backed Security, TBA	3.000	11/01/2051		6,100	(6,454)	(6,459)
Uniform Mortgage-Backed Security, TBA

Total United States					(186,750)	(186,537)

Total Short Sales (12.9)%					$(191,405)	$(190,998)

158	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(11,336)	$0	$0	$(11,336)	$11,603	$267
BPS	0	(21,772)	0	0	(21,772)	21,623	(149)
FICC	1,801	0	0	0	1,801	(1,837)	(36)
GRE	0	(64,771)	0	0	(64,771)	49,932	(14,839)
RCY	0	(6,787)	0	0	(6,787)	6,749	(38)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(4,461)	(4,461)	0	(4,461)

Total Borrowings and Other Financing Transactions	$1,801	$(104,666)	$0	$(4,461)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(21,772)	$0	$(21,772)
U.S. Government Agencies	0	(10,660)	0	0	(10,660)
U.S. Treasury Obligations	(20,144)	(37,613)	0	0	(57,757)

Total Borrowings	$(20,144)	$(48,273)	$(21,772)	$0	$(90,189)

Payable for reverse repurchase agreements(4)					$(90,189)

(k)	Securities with an aggregate market value of $89,612 and cash of $294 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(32,707) at a weighted average interest rate of 0.059%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for short sales includes $41 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(14,477) is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2022	29	$	7,239	$3	$1	$0
Call Options Strike @ EUR 113.4 on Eur-Schatz December 2021 Futures(1)	11/2021	293		2	0	0	0
Call Options Strike @ EUR 113.6 on Eur-Schatz December 2021 Futures(1)	11/2021	92		1	0	0	0
Call Options Strike @ EUR 182.500 on Euro-Bund December 2021 Futures(1)	11/2021	107		1	0	0	0
Euro-BTP Italy Government Bond December Futures	12/2021	759		133,593	(1,724)	422	(440)
Euro-Buxl 30-Year Bond December Futures	12/2021	26		6,124	(181)	18	(39)
U.S. Treasury 5-Year Note December Futures	12/2021	199		24,426	(139)	17	0
U.S. Treasury 10-Year Note December Futures	12/2021	586		77,123	(1,054)	82	0
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2021	292		42,413	(970)	50	0
United Kingdom Long Gilt December Futures	12/2021	50		8,431	(255)	6	(34)

					$(4,320)	$596	$(513)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	159

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note December Futures	12/2021	74	$	(6,229)	$8	$2	$(2)
Australia Government 10-Year Bond December Futures	12/2021	1		(102)	0	0	(11)
Call Options Strike @ EUR 174.000 on Euro-Bund November 2021 Futures(1)	10/2021	82		(3)	98	1	0
Euro-Bobl December Futures	12/2021	79		(12,347)	49	6	(10)
Euro-Bund 10-Year Bond December Futures	12/2021	688		(135,337)	1,631	263	(231)
Euro-OAT France Government 10-Year Bond December Futures	12/2021	243		(46,711)	803	96	(90)
Euro-Schatz December Futures	12/2021	190		(24,695)	19	1	(1)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	6		(1,146)	50	1	0

					$2,658	$370	$(345)

Total Futures Contracts					$(1,662)	$966	$(858)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	12/20/2024	1.423%	EUR	400	$(2)	$(4)	$(6)	$0	$0
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.188	$	900	16	(10)	6	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.358	EUR	2,000	(36)	116	80	2	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.490		2,500	(83)	139	56	1	0

							$(105)	$241	$136	$3	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	(5.000)%	Quarterly	12/20/2025	$	1,000	$(82)	$(11)	$(93)	$1	$0
CDX.HY-36 5-Year Index	(5.000)	Quarterly	06/20/2026		2,100	(200)	4	(196)	2	0
CDX.IG-35 5-Year Index	(1.000)	Quarterly	12/20/2025		2,500	(61)	0	(61)	0	0
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		42,900	(265)	(302)	(567)	23	0
CDX.IG-36 10-Year Index	(1.000)	Quarterly	06/20/2031		29,600	(154)	(167)	(321)	12	0
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	44,700	(336)	(712)	(1,048)	0	(17)

						$(1,098)	$(1,188)	$(2,286)	$38	$(17)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026	$ 17,900	$431	$0	$431	$0	$(8)

INTEREST RATE SWAPS -BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$	343,600	$(3)	$(86)	$(89)	$0	$(5)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		69,900	0	(22)	(22)	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		13,800	0	(5)	(5)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		9,900	0	(2)	(2)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		49,900	4	(20)	(16)	2	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		35,300	0	(9)	(9)	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024		10,400	0	1	1	2	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		28,300	3	3	6	6	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024		32,600	0	(1)	(1)	7	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		21,900	0	1	1	5	0

						$4	$(140)	$(136)	$22	$(7)

160	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.010%	Annual	02/07/2023	GBP	53,050	$238	$111	$349	$19	$0
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250	Annual	03/16/2024		25,400	(127)	(162)	(289)	0	(16)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	03/16/2027		12,100	(59)	(210)	(269)	0	(25)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2032		15,100	(40)	(413)	(453)	0	(69)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		1,800	33	(194)	(161)	0	(27)
Pay(7)	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2023	JPY	4,030,000	50	(32)	18	0	(1)
Pay(7)	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		170,000	5	(8)	(3)	2	0
Receive(7)	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	12/15/2051		871,000	83	109	192	0	(47)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031	SGD	15,500	(112)	358	246	35	0
Receive(7)	1-Day SGD-SIBCSORA Compounded-OIS	1.500	Semi-Annual	12/15/2031		3,000	(16)	22	6	7	0
Receive	1-Year BRL-CDI	2.850	Maturity	01/03/2022	BRL	42,100	0	109	109	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		112,900	0	288	288	0	0
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		54,600	0	142	142	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		30,500	0	78	78	0	0
Receive	1-Year BRL-CDI	2.871	Maturity	01/03/2022		41,200	0	105	105	0	0
Pay	1-Year BRL-CDI	3.300	Maturity	01/03/2022		571,600	(5)	(813)	(818)	0	(2)
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022		13,200	0	(25)	(25)	0	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		268,600	(1)	(499)	(500)	0	(1)
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		89,900	(135)	234	99	0	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		167,200	(26)	(239)	(265)	0	0
Receive	1-Year BRL-CDI	7.197	Maturity	01/03/2022		342,559	0	(30)	(30)	0	(30)
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	9,100	0	29	29	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		3,200	14	12	26	0	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		18,400	0	(7)	(7)	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		7,700	(62)	111	49	0	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		19,300	181	(45)	136	0	(13)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		24,500	(484)	(51)	(535)	0	(12)
Pay	3-Month CAD-Bank Bill	1.250	Semi-Annual	06/16/2031		8,000	(350)	(33)	(383)	0	(5)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		4,100	117	152	269	0	(21)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		2,600	0	80	80	0	(13)
Pay	3-Month CHF-SRFXON3 Compounded-OIS	(0.500)	Annual	09/15/2026	CHF	26,700	(18)	(181)	(199)	17	0
Pay	3-Month NZD-BBR	0.528	Semi-Annual	03/17/2024	NZD	950	0	(16)	(16)	0	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	22,300	52	(29)	23	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	57,600	(802)	88	(714)	0	(4)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2022		7,400	(5)	(5)	(10)	0	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2023		99,600	89	(57)	32	1	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		18,500	0	(356)	(356)	0	(2)
Receive(7)	3-Month USD-LIBOR	0.500	Semi-Annual	12/15/2023		3,300	(6)	5	(1)	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		13,600	(735)	(268)	(1,003)	0	(4)
Receive	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		15,500	0	(317)	(317)	0	(6)
Receive	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		17,950	0	(339)	(339)	0	(7)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		27,500	708	(547)	161	20	0
Receive	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		2,150	32	23	55	0	(2)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		30,500	(636)	(65)	(701)	29	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026		188,700	(1,985)	1,029	(956)	0	(212)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		16,620	534	(1,170)	(636)	0	(21)
Pay	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		35,100	(281)	(1,514)	(1,795)	54	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		10,700	(554)	8	(546)	14	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		48,700	2,869	(6,236)	(3,367)	0	(92)
Pay(7)	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		5,900	115	(71)	44	9	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		14,900	263	(423)	(160)	0	(29)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		18,400	(87)	(832)	(919)	0	(38)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		13,000	(149)	687	538	0	(29)
Receive	3-Month USD-LIBOR	1.120	Semi-Annual	02/02/2031		3,200	0	108	108	0	(8)
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	02/02/2031		4,000	0	120	120	0	(10)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	03/30/2031		37,860	367	2,208	2,575	0	(89)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		32,040	2,461	(233)	2,228	0	(76)
Receive	3-Month USD-LIBOR	1.508	Semi-Annual	07/15/2031		1,700	(8)	9	1	0	(4)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	07/19/2031		2,600	(6)	42	36	0	(7)
Receive	3-Month USD-LIBOR	1.400	Semi-Annual	07/19/2031		6,000	(40)	105	65	0	(15)
Receive	3-Month USD-LIBOR	1.448	Semi-Annual	08/10/2031		5,900	(39)	83	44	0	(15)
Pay(7)	3-Month USD-LIBOR	1.950	Semi-Annual	10/04/2031		1,630	0	65	65	4	0
Receive(7)	3-Month USD-LIBOR	1.720	Semi-Annual	10/15/2031		5,800	0	(86)	(86)	0	(15)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	161

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	3-Month USD-LIBOR	1.750%	Semi-Annual	12/15/2031	$	3,600	$(64)	$4	$(60)	$0	$(10)
Pay(7)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		39,100	1,052	(493)	559	100	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/09/2041		6,500	120	471	591	0	(21)
Receive	3-Month USD-LIBOR	1.325	Semi-Annual	12/02/2050		2,300	(67)	345	278	0	(4)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		4,100	12	540	552	0	(11)
Pay	3-Month USD-LIBOR	1.460	Semi-Annual	02/02/2051		4,500	(52)	(360)	(412)	10	0
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051		11,100	346	1,447	1,793	0	(31)
Receive	3-Month USD-LIBOR	1.940	Semi-Annual	06/15/2051		2,200	(16)	(42)	(58)	0	(6)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		200	(35)	8	(27)	1	0
Receive	3-Month USD-LIBOR	1.935	Semi-Annual	06/22/2051		2,100	(15)	(37)	(52)	0	(6)
Receive	3-Month USD-LIBOR	1.968	Semi-Annual	06/23/2051		2,200	(17)	(55)	(72)	0	(6)
Pay(7)	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		16,100	1,235	(724)	511	43	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	12/15/2051		700	(65)	38	(27)	0	(2)
Receive(7)	3-Month USD-LIBOR	2.090	Semi-Annual	12/23/2051		2,000	0	(119)	(119)	0	(6)
Receive(7)	3-Month USD-LIBOR	1.620	Semi-Annual	01/27/2052		1,150	0	63	63	0	(3)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	21,800	8	54	62	0	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		17,900	(11)	132	121	1	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	5,900	(129)	216	87	7	0
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	15,000	262	36	298	14	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	33,000	0	(48)	(48)	0	(18)
Pay(7)	6-Month EUR-EURIBOR	(0.500)	Annual	03/16/2024	EUR	31,200	(71)	(32)	(103)	4	0
Pay(7)	6-Month EUR-EURIBOR	(0.250)	Annual	03/16/2027		185,700	(320)	(1,154)	(1,474)	18	0
Pay(7)	6-Month EUR-EURIBOR	(0.250)	Annual	09/21/2027		600	(4)	(4)	(8)	0	0
Receive(7)	6-Month EUR-EURIBOR	0.190	Annual	01/27/2032		1,900	0	4	4	0	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		125,200	2,338	(2,000)	338	3	(13)
Pay(7)	6-Month EUR-EURIBOR	(0.060)	Annual	11/17/2032		4,200	0	(184)	(184)	0	(1)
Receive	6-Month EUR-EURIBOR	0.000	Annual	03/17/2036		700	33	12	45	0	0
Receive(7)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		650	0	102	102	2	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	03/16/2052		5,500	(192)	195	3	19	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		2,700	(63)	77	14	10	0
Receive(7)	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		900	0	136	136	3	0
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	464,500	(18)	(14)	(32)	0	(1)
Pay	6-Month JPY-LIBOR	0.000	Semi-Annual	03/17/2031	JPY	1,260,000	(126)	13	(113)	13	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		1,050,000	19	(168)	(149)	0	(26)
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		1,290,000	97	(105)	(8)	66	0
Receive	6-Month NOK-NIBOR	1.500	Annual	03/10/2026	NOK	51,800	3	(10)	(7)	3	0
Pay	6-Month NOK-NIBOR	1.900	Annual	03/10/2031		27,500	2	38	40	0	(9)
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	81,600	3	(273)	(270)	5	0
Receive	UKRPI	3.397	Maturity	11/15/2030	GBP	1,850	14	221	235	0	(20)
Receive	UKRPI	3.445	Maturity	11/15/2030		1,550	0	185	185	0	(17)
Receive	UKRPI	3.510	Maturity	11/15/2030		870	0	94	94	0	(9)
Pay	UKRPI	3.740	Maturity	03/15/2031		2,800	1	(205)	(204)	31	0
Pay	UKRPI	3.700	Maturity	04/15/2031		5,000	56	(477)	(421)	57	0
Pay	UKRPI	3.217	Maturity	11/15/2040		3,150	(56)	(797)	(853)	56	0
Pay	UKRPI	3.272	Maturity	11/15/2040		1,100	0	(273)	(273)	20	0
Pay	UKRPI	3.273	Maturity	11/15/2040		1,550	0	(385)	(385)	27	0
Pay	UKRPI	3.340	Maturity	11/15/2040		1,470	0	(324)	(324)	26	0
Receive	UKRPI	3.000	Maturity	11/15/2050		1,300	49	561	610	0	(36)
Receive	UKRPI	3.051	Maturity	11/15/2050		1,100	0	476	476	0	(30)
Receive	UKRPI	3.143	Maturity	11/15/2050		600	0	219	219	0	(16)

							$5,772	$(11,582)	$(5,810)	$750	$(1,270)

Total Swap Agreements							$5,004	$(12,669)	$(7,665)	$813	$(1,302)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$966	$813	$1,779	$0	$(858)	$(1,302)	$(2,160)

(m)

Securities with an aggregate market value of $5,038 and cash of $18,563 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

162	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021	AUD	5,256		$3,812	$12	$0
	10/2021	CHF	11,803		12,707	42	0
	10/2021	CNH	132,415		20,448	0	(64)
	10/2021	EUR	1,780		2,096	34	0
	10/2021	GBP	17,146		23,183	81	0
	10/2021	MYR	15,611		3,732	9	0
	10/2021	NOK	157,659		18,127	92	0
	10/2021	PEN	11,886		2,875	0	0
	10/2021		$4,739	AUD	6,530	0	(18)
	10/2021		29,356	CHF	26,910	0	(481)
	10/2021		5,956	CNH	38,570	18	0
	10/2021		3,464	CNY	22,445	13	0
	10/2021		8,837	DKK	56,156	0	(89)
	10/2021		1,067	ILS	3,422	0	(5)
	10/2021		5,266	PEN	21,556	0	(53)
	11/2021		3,812	AUD	5,256	0	(12)
	11/2021		12,716	CHF	11,803	0	(42)
	11/2021		23,184	GBP	17,146	0	(82)
	11/2021		18,124	NOK	157,659	0	(93)
	11/2021		897	PLN	3,413	0	(39)
	11/2021		1,425	RON	5,825	0	(65)
	11/2021		1,254	RUB	93,716	24	0
	12/2021	HKD	840		$108	0	0
	12/2021	SGD	4,741		3,484	0	(7)
	12/2021		$10,409	KRW	12,169,736	0	(143)
	12/2021		3,722	MYR	15,611	0	(9)
	12/2021		918	RUB	68,465	11	0
	01/2022	PEN	11,886		$2,870	10	0
	01/2022		$1,129	CZK	24,277	0	(22)
	02/2022		1,082	PLN	4,145	0	(40)
	03/2022	PEN	7,519		$1,815	14	0
	04/2022	DKK	55,944		8,837	90	0

BPS	10/2021	CAD	1,726		1,362	0	0
	10/2021	CNH	82,956		12,798	0	(53)
	10/2021	DKK	13,115		2,098	55	0
	10/2021	GBP	1,451		1,989	34	0
	10/2021	JPY	59,600		541	5	0
	10/2021	KRW	12,958,748		10,964	26	0
	10/2021		$4,054	AUD	5,524	0	(61)
	10/2021		7,476	GBP	5,464	0	(114)
	10/2021		25,268	NOK	223,334	280	0
	11/2021	CAD	1,578		$1,239	0	(7)
	11/2021	EUR	13,003		15,093	23	0

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	163

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2021	IDR	2,184,622		$152	$0	$0
	11/2021	ILS	2,378		726	0	(12)
	11/2021	MXN	117,505		5,821	157	0
	11/2021		$231	HUF	69,991	0	(6)
	12/2021	HKD	53		$7	0	0
	12/2021	KRW	728,022		613	0	(1)
	12/2021	SGD	3,088		2,272	1	(3)
	12/2021		$1,692	SGD	2,288	0	(7)

BRC	10/2021		1,105	CHF	1,012	0	(19)
	10/2021		2,016	EUR	1,710	0	(35)
	10/2021		29,445	SEK	254,297	0	(397)
	11/2021		446	RUB	33,329	8	0
	11/2021		10,614	SEK	92,837	0	(7)
	12/2021		4,288	THB	140,532	0	(136)

CBK	10/2021	AUD	19,356		$14,286	293	0
	10/2021	CAD	22,833		18,046	67	(49)
	10/2021	GBP	10,961		14,891	123	0
	10/2021	JPY	85,900		777	5	0
	10/2021	NZD	13,033		9,202	204	0
	10/2021	PEN	19,406		5,165	472	0
	10/2021		$23,024	AUD	31,709	0	(100)
	10/2021		4,059	DKK	25,792	0	(41)
	10/2021		78,086	EUR	65,975	0	(1,664)
	10/2021		1,587	GBP	1,152	0	(35)
	10/2021		1,398	JPY	153,800	0	(16)
	10/2021		18,141	MXN	371,023	0	(228)
	10/2021		2,875	PEN	11,886	0	0
	11/2021	IDR	37,018,043		$2,578	2	0
	11/2021	ILS	67,718		20,693	0	(322)
	11/2021	PEN	10,098		2,455	16	0
	11/2021		$1,469	EUR	1,269	1	0
	11/2021		609	HUF	178,731	0	(34)
	11/2021		1,177	PEN	4,818	0	(13)
	12/2021	CNH	38,900		$5,989	0	(11)
	12/2021	PEN	17,187		4,618	475	0
	12/2021		$608	RUB	45,131	4	0
	01/2022	ILS	18,046		$5,567	0	(38)
	02/2022		16,704		5,107	0	(81)
	02/2022		$832	PLN	3,182	0	(33)
	04/2022	DKK	25,695		$4,059	41	0
	04/2022	ILS	2,400		739	0	(7)
	04/2022		$918	DKK	5,830	0	(7)
	06/2022	ILS	11,194		$3,453	0	(31)
	08/2022		12,756		3,967	5	(13)

FBF	11/2021		$410	RUB	30,653	8	0

GLM	10/2021	CNH	39,987		$6,168	0	(27)
	10/2021	JPY	128,800		1,157	0	0
	10/2021		$1,902	MYR	7,908	0	(15)
	10/2021		1,549	RUB	116,711	51	0
	11/2021	PEN	5,058		$1,246	24	0
	11/2021		$1,887	PEN	7,072	0	(178)
	11/2021		470	RUB	35,031	8	0
	12/2021	CNH	44,236		$6,803	0	(20)
	12/2021	SGD	3,478		2,570	9	0
	12/2021		$4,237	IDR	60,989,376	0	(13)
	12/2021		1,477	RUB	109,868	13	0
	01/2022	PEN	8,702		$2,112	18	0
	02/2022	CAD	1,760		1,458	69	0

HUS	10/2021	AUD	3,100		2,252	11	0
	10/2021	CAD	8,495		6,738	33	(2)
	10/2021	EUR	2,207		2,586	29	0
	10/2021	JPY	513,700		4,671	55	0
	10/2021	KRW	640,306		541	1	0
	10/2021	RUB	438,331		5,948	0	(59)
	10/2021		$2,693	AUD	3,675	0	(37)
	10/2021		8,498	CNH	54,938	12	0
	10/2021		5,666	NOK	49,165	0	(41)
	10/2021		403	RUB	30,345	13	0
	11/2021	CNH	55,073		$8,498	0	(12)

164	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2021	IDR	4,323,985		$301	$0	$0
	11/2021	ILS	2,439		752	0	(5)
	11/2021		$2,879	COP	11,107,658	29	0
	11/2021		79	RUB	5,867	1	0
	12/2021		1,246	IDR	17,926,150	0	(4)
	04/2022		1,083	DKK	6,935	1	0

IND	10/2021	MYR	7,908		$1,888	1	0
	10/2021		$277	GBP	200	0	(7)
	12/2021		1,883	MYR	7,908	0	(2)

JPM	10/2021	DKK	64,370		$10,350	324	0
	10/2021	KRW	20,089		17	0	0
	10/2021		$1,686	CZK	36,059	0	(38)
	10/2021		889	EUR	750	0	(20)
	10/2021		270	ILS	865	0	(2)
	10/2021		4,642	NZD	6,678	0	(32)
	10/2021		3,582	RUB	262,398	14	0
	11/2021		3,702	IDR	53,198,094	0	(5)
	12/2021	SGD	3,950		$2,908	2	(3)
	12/2021		$3,643	THB	119,552	0	(111)
	08/2022	ILS	15,217		$4,704	0	(38)

MYI	10/2021	AUD	7,833		5,700	37	0
	10/2021	CAD	1,945		1,540	4	0
	10/2021	DKK	76,310		12,277	390	0
	10/2021	NOK	124,470		14,322	84	0
	10/2021	SEK	161,460		18,779	336	0
	10/2021		$704	CAD	890	0	(1)
	10/2021		3,022	CNY	19,572	10	0
	10/2021		26,370	DKK	167,711	0	(247)
	10/2021		1,112	NOK	9,630	0	(11)
	10/2021		4,409	NZD	6,355	0	(22)
	11/2021	NZD	6,355		$4,409	22	0
	11/2021		$298	HUF	88,185	0	(14)
	11/2021		1,211	IDR	17,414,138	0	(1)
	11/2021		1,691	PLN	6,426	0	(75)
	04/2022	DKK	167,078		$26,370	249	0

RBC	10/2021	CAD	1,505		1,175	0	(13)
	10/2021		$1,634	CAD	2,062	0	(6)
	10/2021		1,873	EUR	1,590	0	(31)

RYL	10/2021	NOK	3,340		$384	2	0

SCX	10/2021	CNH	25,528		3,942	0	(12)
	10/2021		$7,609	AUD	10,491	0	(24)
	10/2021		375,677	EUR	318,210	0	(7,079)
	10/2021		22,538	GBP	16,446	0	(378)
	10/2021		139,786	JPY	15,352,466	0	(1,842)
	10/2021		3,751	MYR	15,611	0	(29)
	10/2021		2,336	RUB	175,770	73	0
	11/2021	GBP	6,295		$8,488	6	0
	11/2021	IDR	13,235,775		921	0	0
	11/2021		$445,570	EUR	384,248	0	(235)
	11/2021		131,941	JPY	14,718,266	330	0
	12/2021	CNH	11,309		$1,739	0	(5)
	12/2021		$3,797	CNY	24,713	14	0
	12/2021		2,576	IDR	37,003,675	0	(13)
	12/2021		4,882	KRW	5,687,074	0	(85)
	12/2021		2,926	SGD	3,874	0	(74)

SOG	10/2021	DKK	90,822		$14,611	464	0
	11/2021		$321	HUF	94,142	0	(18)
	12/2021	SGD	5,931		$4,407	39	0

SSB	10/2021	CHF	16,119		17,604	308	0
	01/2022		$1,498	CLP	1,181,365	0	(54)

TOR	10/2021	AUD	18,963		$13,742	32	0
	10/2021	CAD	65,829		51,963	0	(10)
	10/2021		$77,072	CAD	97,396	0	(177)
	11/2021		13,743	AUD	18,963	0	(32)
	11/2021		51,961	CAD	65,829	10	0
	12/2021	CNH	41,842		$6,455	2	0
	12/2021	MXN	72,270		3,585	114	0
	12/2021		$1,290	IDR	18,543,436	0	(5)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	165

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
UAG	10/2021	MXN	56,686		$2,824	$87	$0
	10/2021		$32	CAD	40	0	0
	10/2021		1,219	RUB	91,833	40	0
	11/2021		740		55,390	15	0

Total Forward Foreign Currency Contracts						$6,141	$(16,009)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.085	11/18/2021	70,000	$8	$4

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	01/25/2022	19,600	$ 248	$100

NGF	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400	01/25/2022	17,800	218	90

							$ 466	$190

OPTIONS ON EXCHANGE-TRADED FUNDS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/23/2025	$97.000	05/23/2025	2,400	$182	$318

Total Purchased Options					$656	$512

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000%	10/20/2021	800	$ (4)	$ 0
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	1,300	(6)	(7)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	11/17/2021	2,400	(3)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	11/17/2021	2,000	(2)	(1)

BPS	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	2,000	(2)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	5,200	(5)	(3)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	2,400	(3)	(1)

BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	5,300	(6)	(6)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	10/20/2021	1,900	(9)	(1)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	3,900	(18)	(15)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	2,000	(11)	(12)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	3.750	01/19/2022	1,900	(11)	(13)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	8,490	(9)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	11/17/2021	3,400	(4)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	3,400	(4)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	3,400	(4)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	17,300	(20)	(11)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.750	01/19/2022	3,200	(4)	(4)

CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	500	(2)	0

DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	1,300	(5)	(1)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	1,100	(5)	(6)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	3,200	(3)	(2)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	3,400	(4)	(4)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	7,700	(9)	(2)

FBF	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	2,000	(8)	(8)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	300	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	3,100	(3)	(2)

GST	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	10/20/2021	1,300	(5)	(1)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	2,700	(13)	(3)

166	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700%	10/20/2021	1,800	$ (2)	$ 0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	10/20/2021	2,500	(2)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	1,500	(2)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	400	0	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	11/17/2021	2,200	(2)	0
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.725	01/19/2022	4,300	(4)	(5)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	01/19/2022	5,400	(6)	(5)

JPM	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	4,600	(6)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	4,300	(5)	(1)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	3,300	(4)	(2)

MYC	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000	11/17/2021	1,100	(4)	(1)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	8,500	(9)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	9,000	(9)	(6)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	2,300	(2)	(1)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	3,300	(4)	(4)

						$ (243)	$ (136)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Put - OTC EUR versus CHF	CHF	1.067	12/01/2021	481	$(2)	$(1)
	Call - OTC EUR versus CHF		1.100	12/01/2021	481	(2)	(1)

DUB	Put - OTC EUR versus CHF		1.070	11/03/2021	2,499	(7)	(5)
	Call - OTC EUR versus CHF		1.100	11/03/2021	2,499	(7)	(2)

GLM	Call - OTC USD versus CAD	CAD	1.265	02/11/2022	7,545	(74)	(127)

UAG	Put - OTC EUR versus CHF	CHF	1.070	10/29/2021	1,769	(6)	(3)
	Call - OTC EUR versus CHF		1.098	10/29/2021	1,769	(5)	(1)
	Put - OTC EUR versus CHF		1.070	11/23/2021	1,801	(6)	(6)
	Call - OTC EUR versus CHF		1.100	11/23/2021	1,801	(5)	(3)

						$(114)	$(149)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451%	05/23/2025	2,400	$ (182)	$(334)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	14,700	(19)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	14,700	(19)	(98)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	18,700	(85)	0

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	14,800	(20)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	14,800	(20)	(98)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.320	01/25/2022	6,200	(165)	(48)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	29,000	(133)	0

RYL	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.010	02/07/2022	76,600	(99)	(3)
	Put - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.010	02/07/2022	76,600	(99)	(509)

							$ (841)	$(1,092)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	1-Month USD-LIBOR	10/07/2022	23,250	$(24)	$(2)
	Call - OTC 1-Year Interest Rate Floor	0.000	1-Month USD-LIBOR	10/08/2022	12,500	(12)	(1)

						$(36)	$(3)

Total Written Options						$(1,234)	$(1,380)

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	167

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.028%	$	600	$(21)	$17	$0	$(4)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.028		4,700	(168)	133	0	(35)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.093		3,900	(96)	33	0	(63)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		2,200	(42)	9	0	(33)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.028		1,600	(55)	43	0	(12)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.093		5,800	(146)	53	0	(93)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.028		2,600	(92)	73	0	(19)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		3,700	(72)	17	0	(55)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.028		3,200	(113)	89	0	(24)

HUS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.028		4,200	(142)	111	0	(31)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.093		2,200	(55)	20	0	(35)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.093		2,700	(65)	22	0	(43)

								$(1,067)	$620	$0	$(447)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.536%	$	1,900	$(46)	$79	$33	$0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.536		1,300	(31)	53	22	0

GST	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	12/20/2026	0.438		2,600	76	0	76	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2026	0.817		300	3	0	3	0

								$2	$132	$134	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD 14,200	$10,698	$68	$(51)	$17	$0

CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	10,400	7,176	2	20	22	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	10,600	7,314	(40)	22	0	(18)

							$30	$(9)	$39	$(18)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.124% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	$	35,900	$19	$(1,363)	$0	$(1,344)

Total Swap Agreements									$(1,016)	$(620)	$173	$(1,809)

168	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$0	$0	$17	$17	$0	$0	$0	$0	$17	$0	$17
BOA	450	4	0	454	(1,264)	(9)	(4)	(1,277)	(823)	742	(81)
BPS	581	318	0	899	(264)	(339)	(98)	(701)	198	(190)	8
BRC	8	0	33	41	(594)	(164)	(138)	(896)	(855)	936	81
CBK	1,708	0	44	1,752	(2,723)	(2)	(19)	(2,744)	(992)	281	(711)
DUB	0	0	0	0	0	(22)	0	(22)	(22)	(30)	(52)
FBF	8	0	0	8	0	(10)	0	(10)	(2)	0	(2)
GLM	192	100	0	292	(253)	(274)	(18)	(545)	(253)	283	30
GST	0	0	79	79	0	(14)	(1,423)	(1,437)	(1,358)	1,524	166
HUS	185	0	0	185	(160)	0	(66)	(226)	(41)	0	(41)
IND	1	0	0	1	(9)	0	0	(9)	(8)	0	(8)
JPM	340	0	0	340	(249)	(3)	(43)	(295)	45	0	45
MYC	0	0	0	0	0	(18)	0	(18)	(18)	(988)	(1,006)
MYI	1,132	0	0	1,132	(371)	0	0	(371)	761	(780)	(19)
NGF	0	90	0	90	0	0	0	0	90	(130)	(40)
RBC	0	0	0	0	(50)	0	0	(50)	(50)	0	(50)
RYL	2	0	0	2	0	(512)	0	(512)	(510)	299	(211)
SCX	423	0	0	423	(9,776)	0	0	(9,776)	(9,353)	9,337	(16)
SOG	503	0	0	503	(18)	0	0	(18)	485	(260)	225
SSB	308	0	0	308	(54)	0	0	(54)	254	(310)	(56)
TOR	158	0	0	158	(224)	0	0	(224)	(66)	0	(66)
UAG	142	0	0	142	0	(13)	0	(13)	129	0	129

Total Over the Counter	$6,141	$512	$173	$6,826	$(16,009)	$(1,380)	$(1,809)	$(19,198)

(o)

Securities with an aggregate market value of $13,475 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	169

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$966	$966
Swap Agreements	0	41	0	0	772	813

	$0	$41	$0	$0	$1,738	$1,779

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,141	$0	$6,141
Purchased Options	0	0	0	4	508	512
Swap Agreements	0	134	0	39	0	173

	$0	$134	$0	$6,184	$508	$6,826

	$0	$175	$0	$6,184	$2,246	$8,605

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$858	$858
Swap Agreements	0	25	0	0	1,277	1,302

	$0	$25	$0	$0	$2,135	$2,160

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,009	$0	$16,009
Written Options	0	136	0	149	1,095	1,380
Swap Agreements	0	447	0	18	1,344	1,809

	$0	$583	$0	$16,176	$2,439	$19,198

	$0	$608	$0	$16,176	$4,574	$21,358

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$9	$9
Futures	0	0	0	0	4,522	4,522
Swap Agreements	0	(1,042)	0	0	(4,737)	(5,779)

	$0	$(1,042)	$0	$0	$(206)	$(1,248)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(25,466)	$0	$(25,466)
Purchased Options	0	0	0	(20)	143	123
Written Options	0	401	0	164	1,492	2,057
Swap Agreements	0	(154)	0	0	27	(127)

	$0	$247	$0	$(25,322)	$1,662	$(23,413)

	$0	$(795)	$0	$(25,322)	$1,456	$(24,661)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(64)	$(64)
Swap Agreements	0	(260)	0	0	(6,185)	(6,445)

	$0	$(260)	$0	$0	$(6,249)	$(6,509)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,083	$0	$19,083
Purchased Options	0	0	0	14	(714)	(700)
Written Options	0	(86)	0	(51)	(401)	(538)
Swap Agreements	0	174	0	(1,570)	(1,373)	(2,769)

	$0	$88	$0	$17,476	$(2,488)	$15,076

	$0	$(172)	$0	$17,476	$(8,737)	$8,567

170	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2021	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$373	$0	$373
Australia
Asset-Backed Securities	0	192	0	192
Non-Agency Mortgage-Backed Securities	0	1,997	0	1,997
Sovereign Issues	0	30,826	0	30,826
Austria
Corporate Bonds & Notes	0	232	0	232
Brazil
Corporate Bonds & Notes	0	2,034	0	2,034
Canada
Corporate Bonds & Notes	0	9,883	0	9,883
Non-Agency Mortgage-Backed Securities	0	3,578	0	3,578
Sovereign Issues	0	7,074	0	7,074
Cayman Islands
Asset-Backed Securities	0	80,498	0	80,498
Corporate Bonds & Notes	0	7,577	0	7,577
Non-Agency Mortgage-Backed Securities	0	1,802	0	1,802
China
Sovereign Issues	0	233,604	0	233,604
Denmark
Corporate Bonds & Notes	0	42,019	0	42,019
France
Corporate Bonds & Notes	0	9,056	0	9,056
Sovereign Issues	0	38,010	0	38,010
Germany
Corporate Bonds & Notes	0	36,817	0	36,817
Hong Kong
Corporate Bonds & Notes	0	720	0	720
Hungary
Sovereign Issues	0	986	0	986
India
Corporate Bonds & Notes	0	1,426	0	1,426
Ireland
Asset-Backed Securities	0	11,513	0	11,513
Corporate Bonds & Notes	0	2,743	0	2,743
Israel
Sovereign Issues	0	30,487	0	30,487
Italy
Corporate Bonds & Notes	0	19,496	0	19,496
Sovereign Issues	0	22,523	0	22,523
Japan
Corporate Bonds & Notes	0	12,087	0	12,087
Sovereign Issues	0	218,686	0	218,686
Kuwait
Sovereign Issues	0	6,539	0	6,539
Lithuania
Sovereign Issues	0	2,229	0	2,229
Luxembourg
Corporate Bonds & Notes	0	1,168	0	1,168
Malaysia
Corporate Bonds & Notes	0	2,472	0	2,472
Sovereign Issues	0	2,017	0	2,017
Mexico
Sovereign Issues	0	660	0	660
Multinational
Corporate Bonds & Notes	0	2,553	0	2,553
Netherlands
Asset-Backed Securities	0	5,665	0	5,665
Corporate Bonds & Notes	0	5,670	0	5,670
Preferred Securities	0	877	0	877
New Zealand
Sovereign Issues	0	1,123	0	1,123
Norway
Corporate Bonds & Notes	0	1,155	0	1,155

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Peru
Sovereign Issues	$0	$13,394	$0	$13,394
Qatar
Corporate Bonds & Notes	0	3,602	0	3,602
Sovereign Issues	0	22,372	0	22,372
Romania
Sovereign Issues	0	7,346	0	7,346
Russia
Sovereign Issues	0	2,438	0	2,438
Saudi Arabia
Corporate Bonds & Notes	0	1,974	0	1,974
Sovereign Issues	0	9,885	0	9,885
Serbia
Sovereign Issues	0	2,216	0	2,216
Singapore
Corporate Bonds & Notes	0	3,410	0	3,410
Sovereign Issues	0	14,498	0	14,498
Slovenia
Sovereign Issues	0	5,759	0	5,759
South Africa
Sovereign Issues	0	1,133	0	1,133
South Korea
Sovereign Issues	0	25,542	0	25,542
Spain
Corporate Bonds & Notes	0	5,136	0	5,136
Preferred Securities	0	1,015	0	1,015
Sovereign Issues	0	42,790	0	42,790
Switzerland
Corporate Bonds & Notes	0	14,852	0	14,852
United Arab Emirates
Corporate Bonds & Notes	0	1,623	0	1,623
Sovereign Issues	0	1,019	0	1,019
United Kingdom
Corporate Bonds & Notes	0	88,307	0	88,307
Non-Agency Mortgage- Backed Securities	0	59,123	0	59,123
Preferred Securities	0	629	0	629
Sovereign Issues	0	22,097	0	22,097
United States
Asset-Backed Securities	0	34,846	0	34,846
Corporate Bonds & Notes	0	80,530	0	80,530
Loan Participations and Assignments	0	2,720	0	2,720
Non-Agency Mortgage- Backed Securities	0	82,799	23,506	106,305
Preferred Securities	0	7,412	0	7,412
U.S. Government Agencies	0	175,850	0	175,850
U.S. Government Agencies	0	0	0	0
U.S. Treasury Obligations	0	68,211	0	68,211
Short-Term Instruments
Repurchase Agreements	0	1,801	0	1,801
Israel Treasury Bills	0	21,245	0	21,245
U.S. Treasury Bills	0	7,601	0	7,601

	$0	$1,691,542	$23,506	$1,715,048

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,674	$0	$0	$4,674

Total Investments	$4,674	$1,691,542	$23,506	$1,719,722

See Accompanying Notes	SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	171

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)	September 30, 2021	(Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(4,461)	$0	$(4,461)
United States
U.S. Government Agencies	0	(186,537)	0	(186,537)

	$0	$(190,998)	$0	$(190,998)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	815	964	0	1,779
Over the counter	0	6,826	0	6,826

	$815	$7,790	$0	$8,605

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(858)	$(1,302)	$0	$(2,160)
Over the counter	0	(19,198)	0	(19,198)

	$(858)	$(20,500)	$0	$(21,358)

Total Financial Derivative Instruments	$(43)	$(12,710)	$0	$(12,753)

Totals	$4,631	$1,487,834	$23,506	$1,515,971

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021(1)
Investments in Securities, at Value
Cayman Islands
Asset-Backed Securities	$3,600	$0	$(213)	$0	$0	$1	$0	$(3,388)	$0	$0
United States
Non-Agency Mortgage-Backed Securities	0	23,619	0	0	0	(113)	0	0	23,506	(113)

Totals	$3,600	$23,619	$(213)	$0	$0	$(112)	$0	$(3,388)	$23,506	$(113)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs		Input Value(s)	Weighted Average
Investments in Securities, at Value
United States
Non-Agency Mortgage-Backed Securities	$23,506	Proxy Pricing	Base Price	%	100.000-103.219	102.702

Total	$ 23,506

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

172	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Notes to Financial Statements	September 30, 2021	(Unaudited)

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Emerging Markets Full Spectrum Bond Fund may invest assets in funds of the Trust and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”) and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”). To the extent Underlying PIMCO Funds of the Trust or PIMCO Equity Series are held, Institutional Class or Class M shares will be held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	173

Notes to Financial Statements	(Cont.)

other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Emerging Markets Bond Fund	Daily	Monthly

PIMCO Emerging Markets Corporate Bond Fund	Daily	Monthly

PIMCO Emerging Markets Currency and Short-Term Investments Fund	Daily	Monthly

PIMCO Emerging Markets Full Spectrum Bond Fund	Daily	Monthly

PIMCO Global Advantage® Strategy Bond Fund	Daily	Monthly

PIMCO Global Bond Opportunities Fund (Unhedged)	Daily	Monthly

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	Daily	Monthly

PIMCO International Bond Fund (Unhedged)	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

174	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2021	(Unaudited)

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment

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companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to

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deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy  Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market

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Notes to Financial Statements	(Cont.)

movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the reference instrument.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest substantially all or a significant portion of its assets in the Underlying

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PIMCO Funds and may also invest in the Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Markets Full Spectrum Bond Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended September 30, 2021 (amounts in thousands†):

PIMCO Emerging Markets Full Spectrum Bond Fund
Underlying PIMCO Funds	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$85,417	$17,043	$(4,760)	$(12)	$1,450	$99,138	$1,999	$0

PIMCO Emerging Markets Corporate Bond Fund	100,350	6,470	(4,799)	(21)	92	102,092	1,743	0

PIMCO Emerging Markets Local Currency and Bond Fund	134,203	8,412	(6,093)	(643)	(1,594)	134,285	3,308	0

PIMCO Short-Term Floating NAV Portfolio III	20,103	33,910	(46,700)	19	(16)	7,316	10	0

Totals	$340,073	$65,835	$(62,352)	$(657)	$(68)	$342,831	$7,060	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2021 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	$66,925	$127	$(45,300)	$(6)	$(60)	$21,686	$127	$0

PIMCO Global Advantage® Strategy Bond Fund	217	1	0	0	(1)	217	1	0

PIMCO Global Bond Opportunities Fund (Unhedged)	185	1	0	0	0	186	1	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	553	3	0	0	(1)	555	2	0

PIMCO International Bond Fund (Unhedged)	612	3	0	0	(1)	614	3	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$195,816	$1,197,381	$(1,001,800)	$(6)	$92	$391,483	$280	$0

PIMCO Emerging Markets Corporate Bond Fund	3,625	25,102	(27,400)	0	0	1,327	2	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	74,369	474,195	(374,700)	0	27	173,891	95	0

PIMCO Global Advantage® Strategy Bond Fund	194	44,501	(43,240)	(1)	0	1,454	1	0

PIMCO Global Bond Opportunities Fund (Unhedged)	4,626	46,202	(49,300)	1	0	1,529	1	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	7,006	186,021	(146,500)	(2)	8	46,533	21	0

PIMCO International Bond Fund (Unhedged)	12,047	251,108	(259,100)	4	1	4,060	8	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements	(Cont.)

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act,

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which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted

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to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended September 30, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

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(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  (“Barrier Options”) are options, which may be written or purchased, with non-standard payout structures or other features. Barrier Options are generally traded OTC. A Fund may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds  use a specified exchange-traded fund as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other

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forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation,

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other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

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Notes to Financial Statements	(Cont.)

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, a Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, a Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, a Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

188	PIMCO INTERNATIONAL BOND FUNDS

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

Allocation	—	—	—	X	—	—	—	—

Acquired Fund	—	—	—	X	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X	X

Distressed Company	—	—	—	X	—	—	—	—

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Commodity	—	—	—	X	—	—	—	—

Equity	X	—	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X

Real Estate	X	X	X	X	—	—	—	—

Emerging Markets	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X

Smaller Company	—	—	—	X	—	—	—	—

Leveraging	X	X	X	X	X	X	X	X

Issuer Non-Diversification	—	—	—	—	—	X	X	—

Management	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X

Tax	—	—	—	X	—	—	—	—

Subsidiary	—	—	—	X	—	—	—	—

Value Investing	—	—	—	X	—	—	—	—

Arbitrage	—	—	—	X	—	—	—	—

Convertible Securities	—	—	—	X	—	—	—	—

Exchange-Traded Fund	—	—	—	X	—	—	—	—

LIBOR Transition	X	X	X	X	X	X	X	X

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

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Notes to Financial Statements	(Cont.)

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments.

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Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

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Notes to Financial Statements	(Cont.)

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or

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breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect

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Notes to Financial Statements	(Cont.)

to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, a Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent a Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A	Class C
PIMCO Emerging Markets Bond Fund	0.45%	0.38%	0.48%	0.58%	(1)	N/A	0.50%	0.50%
PIMCO Emerging Markets Corporate Bond Fund	0.50%	0.40%	N/A	N/A		N/A	N/A	N/A
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.45%	0.40%	0.50%	N/A		N/A	0.55%	N/A
PIMCO Emerging Markets Full Spectrum Bond Fund	0.54%	0.40%	N/A	N/A		N/A	N/A	N/A
PIMCO Global Advantage® Strategy Bond Fund	0.35%	0.30%	N/A	N/A		N/A	0.45%	N/A
PIMCO Global Bond Opportunities Fund (Unhedged)	0.25%	0.30%	N/A	N/A		0.30%	0.45%	N/A
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.25%	0.30%	0.40%	N/A		0.30%	0.40%	0.40%
PIMCO International Bond Fund (Unhedged)	0.25%	0.25%	0.35%	0.45%	(1)	0.25%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

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The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2021, the Distributor retained $2,356,447 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of the PIMCO Emerging Markets Bond Fund and PIMCO International Bond Fund (Unhedged). This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Emerging Markets Bond Fund	$3

PIMCO International Bond Fund (Unhedged)	25

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described below are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Underlying

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	195

Notes to Financial Statements	(Cont.)

PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2022, to waive first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Markets Full Spectrum Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the Fund’s advisory fee or advisory fee and supervisory and administrative fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, the amount waived was $1,500,526.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2021, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Emerging Markets Bond Fund	$386,228	$36,693

PIMCO Emerging Markets Corporate Bond Fund	937	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	9,130	2,737

PIMCO Global Advantage® Strategy Bond Fund	2,381	5,737

PIMCO Global Bond Opportunities Fund (Unhedged)	760	1,640

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	7,135	3,635

PIMCO International Bond Fund (Unhedged)	3,819	4,160

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

196	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2021	(Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Emerging Markets Bond Fund	$167,036	$200,609	$1,595,505	$300,463

PIMCO Emerging Markets Corporate Bond Fund	0	3,425	38,860	31,963

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	0	95,843	126,206

PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	43,924	22,652

PIMCO Global Advantage® Strategy Bond Fund	524,947	535,045	66,804	88,293

PIMCO Global Bond Opportunities Fund (Unhedged)	382,114	404,544	30,245	26,920

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	1,538,963	1,556,828	160,215	101,171

PIMCO International Bond Fund (Unhedged)	1,918,448	1,994,537	370,062	221,385

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Emerging Markets Bond Fund				PIMCO Emerging Markets Corporate Bond Fund

	Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021		Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	120,845	$1,285,735	112,276	$1,151,897	1,076	$11,761	9,760	$103,396

I-2	59,093	620,313	14,244	148,144	N/A	N/A	N/A	N/A

I-3	302	3,193	670	7,062	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	2,402	25,325	4,411	46,315	N/A	N/A	N/A	N/A

Class C	109	1,161	317	3,286	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	3,558	37,596	6,531	67,703	235	2,570	452	4,805

I-2	1,182	12,511	608	6,306	N/A	N/A	N/A	N/A

I-3	19	203	20	211	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	372	3,936	766	7,923	N/A	N/A	N/A	N/A

Class C	16	166	55	573	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(30,589)	(324,298)	(86,033)	(890,890)	(839)	(9,170)	(6,037)	(63,797)

I-2	(5,312)	(56,222)	(9,146)	(92,333)	N/A	N/A	N/A	N/A

I-3	(119)	(1,259)	(153)	(1,595)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(3,050)	(32,169)	(4,944)	(50,510)	N/A	N/A	N/A	N/A

Class C	(224)	(2,370)	(1,399)	(14,593)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	148,604	$1,573,821	38,223	$389,499	472	$5,161	4,175	$44,404

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	197

Notes to Financial Statements	(Cont.)

	PIMCO Emerging Markets Currency and Short-Term Investments Fund				PIMCO Emerging Markets Full Spectrum Bond Fund

	Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021		Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	12,035	$96,131	15,000	$121,182	3,130	$22,944	14,542	$103,106

I-2	124	1,000	215	1,612	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	33	266	106	830	N/A	N/A	N/A	N/A

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	252	2,031	1,658	12,470	1,014	7,399	2,011	14,545

I-2	1	5	2	17	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	2	14	11	85	N/A	N/A	N/A	N/A

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(27,936)	(224,794)	(211,368)	(1,550,465)	(3,272)	(23,786)	(4,158)	(29,334)

I-2	(36)	(292)	(228)	(1,760)	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(155)	(1,244)	(416)	(3,264)	N/A	N/A	N/A	N/A

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(15,680)	$(126,883)	(195,020)	$(1,419,293)	872	$6,557	12,395	$88,317

198	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2021	(Unaudited)

PIMCO Global Advantage® Strategy Bond Fund				PIMCO Global Bond Opportunities Fund (Unhedged)				PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021		Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021		Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

2,222	$25,629	6,760	$76,475	1,725	$16,523	4,439	$41,551	13,559	$144,732	21,919	$231,851

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	931	9,940	1,579	16,734

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	328	3,139	819	7,686	194	2,070	1,088	11,420

107	1,231	306	3,463	50	472	247	2,329	432	4,614	1,193	12,648

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	20	216	122	1,285

317	3,654	606	6,875	109	1,047	266	2,456	333	3,551	1,033	10,902

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	26	280	90	945

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	42	404	117	1,076	6	68	21	219

8	98	19	213	5	50	14	125	19	208	66	697

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1	5	6	62

(4,110)	(47,370)	(10,606)	(118,632)	(1,911)	(18,318)	(5,688)	(52,251)	(6,390)	(68,238)	(33,517)	(352,604)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(1,407)	(15,033)	(1,864)	(19,625)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	(647)	(6,190)	(2,239)	(20,623)	(236)	(2,527)	(823)	(8,657)

(79)	(920)	(702)	(8,032)	(65)	(625)	(629)	(5,519)	(534)	(5,708)	(1,657)	(17,295)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(65)	(696)	(402)	(4,245)

(1,535)	$(17,678)	(3,617)	$(39,638)	(364)	$(3,498)	(2,654)	$(23,170)	6,889	$73,482	(11,146)	$(115,663)

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	199

Notes to Financial Statements	(Cont.)

	PIMCO International Bond Fund (Unhedged)

	Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	21,237	$219,002	52,799	$542,011

I-2	6,369	65,690	20,852	211,271

I-3	4,158	42,910	5,717	57,575

Administrative Class	597	6,164	937	9,646

Class A	2,480	25,598	4,519	44,697

Class C	76	788	141	1,451
Issued as reinvestment of distributions

Institutional Class	445	4,574	1,034	10,308

I-2	150	1,540	222	2,246

I-3	59	602	124	1,232

Administrative Class	21	221	42	420

Class A	73	750	224	2,218

Class C	0	5	2	17
Cost of shares redeemed

Institutional Class	(15,909)	(164,118)	(49,074)	(488,960)

I-2	(7,551)	(77,181)	(11,493)	(111,335)

I-3	(1,522)	(15,685)	(7,717)	(77,675)

Administrative Class	(320)	(3,282)	(879)	(8,835)

Class A	(2,904)	(30,017)	(11,565)	(119,031)

Class C	(37)	(393)	(272)	(2,750)

Net increase (decrease) resulting from Fund share transactions	7,422	$77,168	5,613	$74,506

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

Fund Name	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Emerging Markets Bond Fund	0	1	0%	21%

PIMCO Emerging Markets Corporate Bond Fund	1	2	15%	69%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	3	0%	92%

PIMCO Emerging Markets Full Spectrum Bond Fund	2	0	47%	0%

PIMCO Global Advantage® Strategy Bond Fund	2	0	61%	0%

PIMCO Global Bond Opportunities Fund (Unhedged)	1	0	24%	0%

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	1	0	11%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

200	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2021	(Unaudited)

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Bond Fund	$0	$220,776

PIMCO Emerging Markets Corporate Bond Fund	17,294	46,890

PIMCO Emerging Markets Currency and Short-Term Investments Fund	358,824	277,935

PIMCO Emerging Markets Full Spectrum Bond Fund	0	63,374

PIMCO Global Advantage® Strategy Bond Fund	5,160	4,633

PIMCO Global Bond Opportunities Fund (Unhedged)	0	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0	0

PIMCO International Bond Fund (Unhedged)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Emerging Markets Bond Fund	$4,242,765	$151,160	$(222,107)	$(70,947)

PIMCO Emerging Markets Corporate Bond Fund	187,961	5,394	(8,819)	(3,425)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	601,956	61,182	(87,901)	(26,719)

PIMCO Emerging Markets Full Spectrum Bond Fund	383,261	0	(20,046)	(20,046)

PIMCO Global Advantage® Strategy Bond Fund	364,392	22,185	(16,295)	5,890

PIMCO Global Bond Opportunities Fund (Unhedged)	201,965	19,188	(9,566)	9,622

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	869,541	61,910	(34,469)	27,441

PIMCO International Bond Fund (Unhedged)	1,488,065	92,141	(73,181)	18,960

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	201

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BOS	BofA Securities, Inc.	GRE	NatWest Markets Securities Inc.	RBS	RBS Securities, Inc.

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	RCY	Royal Bank of Canada

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	NatWest Markets Plc

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SSB	State Street Bank and Trust Co.

CIB	Canadian Imperial Bank of Commerce	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

CSN	Credit Suisse AG (New York)	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank

DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:

ARS	Argentine Peso	GHS	Ghanaian Cedi	PLN	Polish Zloty

AUD	Australian Dollar	HKD	Hong Kong Dollar	RON	Romanian New Leu

BRL	Brazilian Real	HUF	Hungarian Forint	RUB	Russian Ruble

CAD	Canadian Dollar	IDR	Indonesian Rupiah	SEK	Swedish Krona

CHF	Swiss Franc	ILS	Israeli Shekel	SGD	Singapore Dollar

CLP	Chilean Peso	INR	Indian Rupee	THB	Thai Baht

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TWD	Taiwanese Dollar

COP	Colombian Peso	KZT	Kazakhstani Tenge	UAH	Ukrainian Hryvnia

CZK	Czech Koruna	MXN	Mexican Peso	UGX	Ugandan Shilling

DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

DOP	Dominican Peso	NOK	Norwegian Krone	UYU	Uruguayan Peso

EGP	Egyptian Pound	NZD	New Zealand Dollar	VND	Vietnamese Dong

EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand

GBP	British Pound	PHP	Philippine Peso	ZMW	Zambian Kwacha

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SOFRRATE	Secured Overnight Financing Rate

BBSW1M	1 Month Bank Bill Swap Rate	EUR003M	3 Month EUR Swap Rate	SONIA3M IR	Sterling Overnight Index Average 3 Month Index Rate

BP0003M	3 Month GBP-LIBOR	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SONIO	Sterling Overnight Interbank Average Rate

BZDIOVRA	Brazil Interbank Deposit Rate	IBR	Indicador Bancario de Referencia	SRFXON3	Swiss Overnight Rate Average (6PM)

CDOR03	3 month CDN Swap Rate	LIBOR03M	3 Month USD-LIBOR	UKRPI	United Kingdom Retail Prices Index

CDX.EM	Credit Derivatives Index - Emerging Markets	MAKA5DAY	Israel Gilon 5 Day	US0001M	ICE 1-Month USD LIBOR

CDX.HY	Credit Derivatives Index - High Yield	MUTKCALM	Tokyo Overnight Average Rate	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	OBX	Oslo Stock Exchange Index	US0006M	ICE 6-Month USD LIBOR

CNREPOFIX	China Fixing Repo Rates 7-Day	SIBCSORA	Singapore Overnight Rate Average	WIBOR03M	3 Month Warsaw Inter Bank Offering Rate

CPI	Consumer Price Index

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	OIS	Overnight Index Swap

AID	Agency International Development	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	PRIBOR	Prague Interbank Offered Rate

ATM	At-the-money	JSC	Joint Stock Company	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	KLIBOR	Kuala Lumpur Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate

BBR	Bank Bill Rate	KORIBOR	Korea Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding

CDI	Brazil Interbank Deposit Rate	MIBOR	Mumbai Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix

CHILIBOR	Chile Interbank Offered Rate	NIBOR	Norwegian Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	WIBOR	Warsaw Interbank Offered Rate

202	PIMCO INTERNATIONAL BOND FUNDS

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

At a meeting held on August 24-25, 2021, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2022. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2022. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC (d/b/a Gurtin Municipal Bond Management (“Gurtin”)), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2022 (collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2022.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc.

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

(“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 24-25, 2021 meeting. The Independent Trustees also met via video conference with Counsel on July 15, 2021 and August 3, 2021, and conducted a video conference meeting on August 6, 2021 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the impact of the launch of portfolios of the PIMCO Funds Private Account Portfolio Series on certain of the Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including completion of the build-out of a new data center; funding projects and initiatives in support of the Funds; investing in trading and technology infrastructure; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; development of a global tax management application that enables investment professionals to access foreign market and security tax information on a real-time basis; enhancing PIMCO’s oversight over certain of the Funds’ service providers, including with respect to a service provider’s review of certain financial reporting procedures and the use of proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to improve user interface efficiency and experience; implementing a contingent NAV process; advocating in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; launching an internal process to seek to automate a number of operational processes; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic

204	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates and Gurtin under the applicable Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 and other performance data, as available, over short- and long-term periods ended June 30, 2021 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2021. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

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Approval of Investment Advisory Contract and Other Agreements	(Cont.)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of

206	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for

SEMIANNUAL REPORT	|	SEPTEMBER 30, 2021	207

Approval of Investment Advisory Contract and Other Agreements	(Cont.)	(Unaudited)

example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates and Gurtin by PIMCO under the

Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

208	PIMCO INTERNATIONAL BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4005SAR_093021

PIMCO FUNDS

Semiannual Report

September 30, 2021

Municipal Value Funds

PIMCO California Municipal Intermediate Value Fund

PIMCO California Municipal Opportunistic Value Fund

PIMCO National Municipal Intermediate Value Fund

PIMCO National Municipal Opportunistic Value Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank, if you do not already.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”). Looking back, first-quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.3% and 6.7% during the second quarter of 2021. The Commerce Department’s initial estimate for third-quarter annualized GDP growth was 2.0%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion per month of Treasury securities and $40 billion per month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed moved up its forecast for the first set of rate hikes. As of the date of this letter, the central bank expects two interest rate increases by the end of 2023. In its March 2021 projections, the Fed anticipated no increases until at least 2024. In addition, Fed Chair Jerome Powell maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” Finally, at its September 2021 meeting, the Fed said, “If [economic] progress continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted.”

Economies outside the U.S. also continued to be affected by COVID-19. In its October 2021 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the Eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.3%, -9.8% and -4.6%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low and continued its asset purchase program. In July 2021, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Finally, at its meeting in September 2021, the ECB left its main interest rates unchanged but dialed down “moderately” its pace of asset purchases in the fourth quarter of 2021. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond-buying program. In June 2021, the Bank of England said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the

2	MUNICIPAL VALUE FUNDS

Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19 relief program by at least six months.

Short-term U.S. Treasury yields moved higher, whereas long-term yields declined during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.71%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 2.17%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generally produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.38%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.38%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.32%.

The municipal (or “muni”) market initially rose during the reporting period, but then weakened. As was the case with the taxable U.S. bond market, munis were initially supported by falling interest rates. However, a portion of the muni market’s gains were given back as rates moved higher late in the period. We believe a driver of this turnaround was a combination of inflationary concerns and indications from the Fed that it would soon begin to remove some monetary policy accommodation. All told, the Bloomberg Municipal Bond Index returned 1.15% for the six months ended September 30, 2021.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

4	MUNICIPAL VALUE FUNDS

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects Institutional Class performance. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class shares is $250,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	5

Important Information About the Funds (Cont.)

or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share class along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Diversification Status

PIMCO California Municipal Intermediate Value Fund	03/18/2019	03/18/2019	Non-Diversified

PIMCO California Municipal Opportunistic Value Fund	03/18/2019	03/18/2019	Non-Diversified

PIMCO National Municipal Intermediate Value Fund	03/18/2019	03/18/2019	Non-Diversified

PIMCO National Municipal Opportunistic Value Fund	03/18/2019	03/18/2019	Non-Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund is, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 will be, available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each

6	MUNICIPAL VALUE FUNDS

fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	7

PIMCO California Municipal Intermediate Value Fund

Cumulative Returns Through September 30, 2021

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2021•

	6 Months*	1 Year	5 Years	Fund Inception (12/07/15)
PIMCO California Municipal Intermediate Value Fund Institutional Class	0.68%	0.74%	2.36%	2.64%
Bloomberg California 1-10 Year (1-12) Municipal Securities Index	0.49%	0.74%	2.28%	2.40%
Lipper California Intermediate Municipal Debt Funds Average	0.77%	1.69%	2.11%	2.45%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO California Municipal Intermediate Value Fund. The inception date of the Gurtin California Municipal Intermediate Value Fund was December 7, 2015. Information presented from December 7, 2015 to March 15, 2019 is that of the Gurtin California Municipal Intermediate Value Fund.

* Cumulative return.

♦ Average cumulative total return since 11/30/2015.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.51%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	MUNICIPAL VALUE FUNDS

Institutional Class - GCMVX

Allocation Breakdown as of September 30, 2021†§

Municipal Bonds & Notes
Ad Valorem Property Tax	31.1%
Lease (Abatement)	25.4%
Special Tax	9.7%
Water Revenue	5.0%
Port, Airport & Marina Revenue	4.8%
Sewer Revenue	4.2%
Health, Hospital & Nursing Home Revenue	4.2%
Tobacco Settlement Funded	3.8%
Lease (Appropriation)	2.1%
Tax Increment/Allocation Revenue	2.0%
General Fund	1.9%
Electric Power & Light Revenue	1.2%
College & University Revenue	1.2%
Lease (Renewal)	0.2%
Short-Term Instruments	3.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO California Municipal Intermediate Value Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the lease-backed sector contributed to performance, as the sector outperformed the general municipal market.

»	Overweight exposure to the education sector contributed to performance, as the sector outperformed the general municipal market.

»	Security selection within the transportation sector contributed to performance, as holdings outperformed the general municipal market.
»	Yield curve strategies detracted from performance, as short and intermediate term municipal yields increased and long-dated maturities fell.

»	Security selection within the general obligation segment detracted from performance, as the securities underperformed the general municipal market.

»	Security selection within the pre-refunded segment detracted from performance, as holdings underperformed the general municipal market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	9

PIMCO California Municipal Opportunistic Value Fund

Cumulative Returns Through September 30, 2021

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2021•

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/03/10)
PIMCO California Municipal Opportunistic Value Fund Institutional Class	0.90%	2.62%	2.50%	3.86%	4.01%
Bloomberg California Municipal Bond Index	1.08%	2.10%	3.14%	4.15%	4.38%
Lipper California Intermediate Municipal Debt Funds Average	0.77%	1.69%	2.11%	2.89%	3.10%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO California Municipal Opportunistic Value Fund. The inception date of the Gurtin California Municipal Opportunistic Value Fund was May 3, 2010. Information presented from May 3, 2010 to March 15, 2019 is that of the Gurtin California Municipal Opportunistic Value Fund.

* Cumulative return.

♦ Average cumulative total return since 4/30/2010.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.64%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	MUNICIPAL VALUE FUNDS

Institutional Class - GCMFX

Allocation Breakdown as of September 30, 2021†§

Municipal Bonds & Notes
Ad Valorem Property Tax	22.9%
Port, Airport & Marina Revenue	17.8%
Water Revenue	9.8%
Lease (Abatement)	9.8%
Tobacco Settlement Funded	8.3%
College & University Revenue	5.3%
Health, Hospital & Nursing Home Revenue	4.5%
Sales Tax Revenue	2.6%
Electric Power & Light Revenue	2.6%
Lease (Non-Terminable)	1.9%
Tax Increment/Allocation Revenue	1.3%
Highway Revenue Tolls	1.0%
Other	1.4%
Short-Term Instruments	10.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO California Municipal Opportunistic Value Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the pre-refunded segment contributed to performance, as our holdings outperformed the general municipal market.

»	Security selection within the industrial revenue sector contributed to performance, as our holdings outperformed the general municipal market.

»	Overweight exposure to the transportation sector contributed to performance, as the sector outperformed the general municipal market.
»	Yield curve strategies detracted from performance, as short and intermediate term municipal yields increased and long-dated maturities fell.

»	Security selection within the lease-backed sector detracted from performance, as our holdings underperformed the general municipal market.

»	Security selection within the general obligation segment detracted from performance, as our holdings underperformed the general municipal market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	11

PIMCO National Municipal Intermediate Value Fund

Cumulative Returns Through September 30, 2021

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2021•

	6 Months*	1 Year	5 Years	Fund Inception (12/01/15)
PIMCO National Municipal Intermediate Value Fund Institutional Class	0.78%	1.35%	2.56%	2.82%
Bloomberg Municipal Bond 1-10 Year Blend (1-12) Index	0.61%	1.33%	2.50%	2.63%
Lipper Intermediate Municipal Debt Funds Average	1.15%	2.86%	2.55%	2.84%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO National Municipal Intermediate Value Fund. The inception date of the Gurtin National Municipal Intermediate Value Fund was December 1, 2015. Information presented from December 1, 2015 to March 15, 2019 is that of the Gurtin National Municipal Intermediate Value Fund.

* Cumulative return.

♦ Average cumulative total return since 11/30/2015.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.51%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	MUNICIPAL VALUE FUNDS

Institutional Class - GNMVX

Allocation Breakdown as of September 30, 2021†§

Municipal Bonds & Notes
Ad Valorem Property Tax	37.4%
College & University Revenue	6.2%
Lease (Renewal)	5.5%
Lease Revenue	4.8%
Lease (Appropriation)	4.0%
Fuel Sales Tax Revenue	4.0%
Appropriations	3.7%
Lease (Abatement)	3.2%
Highway Revenue Tolls	2.8%
Health, Hospital & Nursing Home Revenue	2.6%
Water Revenue	2.6%
Sales Tax Revenue	1.9%
Electric Power & Light Revenue	1.6%
Tobacco Settlement Funded	1.6%
Sewer Revenue	1.1%
General Fund	1.0%
Other	2.9%
Short-Term Instruments	13.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO National Municipal Intermediate Value Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance as short and intermediate term municipal yields increased and long-dated maturities fell.

»	Overweight exposure to the education sector contributed to performance, as the sector outperformed the broad municipal market.

»	Overweight exposure to the lease-backed sector contributed to performance, as the sector outperformed the broad municipal market.
»	Underweight exposure to the special tax sector detracted from performance, as the sector outperformed the broad municipal market.

»	Underweight exposure to the healthcare sector detracted from performance, as the sector outperformed the broad municipal market.

»	Underweight exposure to the industrial revenue sector detracted from performance, as the sector outperformed the broad municipal market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	13

PIMCO National Municipal Opportunistic Value Fund

Cumulative Returns Through September 30, 2021

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2021•

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/03/10)
PIMCO National Municipal Opportunistic Value Fund Institutional Class	1.04%	2.27%	3.01%	3.81%	4.06%
Bloomberg Municipal Bond Index	1.15%	2.63%	3.26%	3.87%	4.10%
Lipper General & Insured Municipal Debt Funds Average	1.51%	3.94%	3.14%	3.94%	4.02%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO National Municipal Opportunistic Value Fund. The inception date of the Gurtin National Municipal Opportunistic Value Fund was May 3, 2010. Information presented from May 3, 2010 to March 15, 2019 is that of the Gurtin National Municipal Opportunistic Value Fund.

* Cumulative return.

♦ Average cumulative total return since 04/30/2010.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.65%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	MUNICIPAL VALUE FUNDS

Institutional Class - GNMFX

Allocation Breakdown as of September 30, 2021†§

Municipal Bonds & Notes
Port, Airport & Marina Revenue	17.2%
Ad Valorem Property Tax	15.2%
Highway Revenue Tolls	11.4%
Fuel Sales Tax Revenue	11.1%
Health, Hospital & Nursing Home Revenue	7.8%
College & University Revenue	7.0%
Local or Guaranteed Housing	6.2%
Income Tax Revenue	3.7%
Lease (Abatement)	2.4%
Electric Power & Light Revenue	2.0%
Miscellaneous Taxes	1.8%
Sales Tax Revenue	1.7%
Lease Revenue	1.6%
Other	2.7%
Short-Term Instruments	8.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO National Municipal Opportunistic Value Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the pre-refunded segment contributed to performance, as the segment underperformed the broad municipal market.

»	Overweight exposure to the transportation sector contributed to performance, as the sector outperformed the broad municipal market.

»	Security selection within the housing sector contributed to performance, as holdings outperformed the general municipal market.
»	Yield curve strategies detracted from performance as municipal yields rose.

»	Select exposure within the general obligation segment detracted from performance, as holdings underperformed the general municipal market.

»	Underweight exposure to the healthcare sector detracted from performance, as the sector outperformed the broad municipal market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2021 to September 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

16	MUNICIPAL VALUE FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO California Municipal Intermediate Value Fund
Institutional Class	$1,000.00	$1,006.80	$1.96	$1,000.00	$1,023.11	$1.98	0.39%
PIMCO California Municipal Opportunistic Value Fund
Institutional Class	$1,000.00	$1,009.00	$3.02	$1,000.00	$1,022.06	$3.04	0.60%
PIMCO National Municipal Intermediate Value Fund
Institutional Class	$1,000.00	$1,007.80	$1.96	$1,000.00	$1,023.11	$1.98	0.39%
PIMCO National Municipal Opportunistic Value Fund
Institutional Class	$1,000.00	$1,010.40	$3.02	$1,000.00	$1,022.06	$3.04	0.60%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 7, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	17

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg California 1-10 Year (1-12) Municipal Securities Index	The Bloomberg California 1-10 Year (1-12) Municipal Securities Index is a component of the Bloomberg California Municipal Bond Index, a subset of the Bloomberg Municipal Bond Index. The Bloomberg California Municipal Bond Index is the California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The Bloomberg Municipal Bond Index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg California Municipal Bond Index	The Bloomberg California Municipal Bond Index is the California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Municipal Bond 1-10 Year Blend (1-12) Index	Bloomberg Municipal Bond 1-10 Year Blend (1-12) Index is the 1-10 Year Blend (1-12) component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment-grade general obligation bonds and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Municipal Bond Index	Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

*	It is not possible to invest directly in an unmanaged index.

18	MUNICIPAL VALUE FUNDS

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SEMIANNUAL REPORT	SEPTEMBER 30, 2021	19

Financial Highlights

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total		Net Asset Value End of Year or Period(a)

PIMCO California Municipal Intermediate Value Fund

Institutional Class

04/01/2021 - 09/30/2021+	$10.59	$0.07	$0.00	$0.07	$(0.07)	$0.00	$(0.07)		$10.59

3/31/2021	10.43	0.18	0.20	0.38	(0.17)	(0.05)	(0.22)		10.59

3/31/2020	10.32	0.18	0.11	0.29	(0.18)	0.00	(0.18)		10.43

10/1/2018 - 03/31/2019(e)(f)	9.97	0.09	0.35	0.44	(0.09)	(0.00)	(0.09	)(h)	10.32

9/30/2018	10.16	0.16	(0.18)	(0.02)	(0.16)	(0.01)	(0.17)		9.97

9/30/2017	10.26	0.15	(0.10)	0.05	(0.15)	(0.00)	(0.15)		10.16

12/07/2015(g) - 09/30/2016	10.00	0.10	0.26	0.36	(0.10)	(0.00)	(0.10)		10.26

PIMCO California Municipal Opportunistic Value Fund

Institutional Class

04/01/2021 - 09/30/2021+	$10.28	$0.11	$(0.02)	$0.09	$(0.11)	$0.00	$(0.11)		$10.26

3/31/2021	10.18	0.25	0.12	0.37	(0.25)	(0.02)	(0.27)		10.28

3/31/2020	10.16	0.26	0.02	0.28	(0.26)	0.00	(0.26)		10.18

10/1/2018 - 03/31/2019(e)(f)	10.00	0.13	0.16	0.29	(0.13)	(0.00)	(0.13	)(h)	10.16

9/30/2018	10.11	0.22	(0.11)	0.11	(0.22)	0.00	(0.22)		10.00

9/30/2017	10.21	0.19	(0.08)	0.11	(0.19)	(0.02)	(0.21)		10.11

9/30/2016	10.06	0.20	0.15	0.35	(0.20)	(0.00)	(0.20)		10.21

PIMCO National Municipal Intermediate Value Fund

Institutional Class

04/01/2021 - 09/30/2021+	$10.67	$0.07	$0.01	$0.08	$(0.07)	$0.00	$(0.07)		$10.68

3/31/2021	10.44	0.17	0.23	0.40	(0.17)	0.00	(0.17)		10.67

3/31/2020	10.24	0.20	0.20	0.40	(0.20)	0.00	(0.20)		10.44

10/1/2018 - 03/31/2019(e)(f)	9.91	0.10	0.33	0.43	(0.10)	(0.00)	(0.10	)(h)	10.24

9/30/2018	10.14	0.18	(0.23)	(0.05)	(0.18)	0.00	(0.18)		9.91

9/30/2017	10.26	0.16	(0.12)	0.04	(0.16)	(0.00)	(0.16)		10.14

12/01/2015(g) - 09/30/2016	10.00	0.10	0.26	0.36	(0.10)	(0.00)	(0.10)		10.26

20	MUNICIPAL VALUE FUNDS	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

0.68%	$68,411	0.39	%*	0.50	%*	0.39	%*	0.50	%*	1.35	%*	0%

3.65	70,364	0.39		0.50		0.39		0.50		1.68		5

2.80	51,154	0.39		0.50		0.39		0.50		1.71		17

4.39	62,167	0.39	*	0.70	*	0.39	*	0.70	*	1.70	*	9

(0.17)	64,198	0.39		0.62		0.39		0.62		1.63		10

0.50	82,719	0.39		0.63		0.39		0.63		1.48		15

3.56	61,749	0.39	*	0.84	*	0.39	*	0.84	*	1.19	*	5

0.90%	$226,130	0.60	%*	0.63	%*	0.60	%*	0.63	%*	2.15	%*	3%

3.62	235,987	0.60		0.63		0.60		0.63		2.39		20

2.73	250,393	0.60		0.63		0.60		0.63		2.56		16

3.00	244,606	0.60	*	0.64	*	0.60	*	0.64	*	2.69	*	15

1.17	230,168	0.60		0.65		0.60		0.65		2.23		59

1.11	188,876	0.60		0.63		0.60		0.63		1.92		44

3.49	190,462	0.60		0.65		0.60		0.65		1.94		58

0.78%	$201,651	0.39	%*	0.50	%*	0.39	%*	0.50	%*	1.35	%*	2%

3.89	183,600	0.39		0.50		0.39		0.50		1.63		23

3.90	158,637	0.39		0.50		0.39		0.50		1.91		15

4.36	163,760	0.39	*	0.59	*	0.39	*	0.59	*	1.98	*	2

(0.47)	165,043	0.39		0.54		0.39		0.54		1.82		15

0.42	214,850	0.39		0.56		0.39		0.56		1.58		9

3.63	149,815	0.39	*	0.66	*	0.39	*	0.66	*	1.24	*	9

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total		Net Asset Value End of Year or Period(a)

PIMCO National Municipal Opportunistic Value Fund

Institutional Class

04/01/2021 - 09/30/2021+	$10.49	$0.12	$(0.01)	$0.11	$(0.12)	$0.00	$(0.12)		$10.48

3/31/2021	10.38	0.21	0.12	0.33	(0.21)	(0.01)	(0.22)		10.49

3/31/2020	10.25	0.27	0.13	0.40	(0.27)	0.00	(0.27)		10.38

10/1/2018 - 03/31/2019(e)(f)	10.00	0.14	0.25	0.39	(0.14)	(0.00)	(0.14	)(h)	10.25

9/30/2018	10.10	0.23	(0.10)	0.13	(0.23)	(0.00)	(0.23)		10.00

9/30/2017	10.15	0.20	(0.03)	0.17	(0.20)	(0.02)	(0.22)		10.10

9/30/2016	10.01	0.18	0.14	0.32	(0.18)	(0.00)	(0.18)		10.15

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(e)

On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO California Municipal Intermediate Value Fund; the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO California Municipal Opportunistic Value Fund; the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO National Municipal Intermediate Value Fund; and the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO National Municipal Opportunistic Value Fund. Information presented for each Fund prior to March 15, 2019 is that of the corresponding former Gurtin fund.

(f)	Fiscal year end changed from September 30th to March 31st.
(g)	Commencement of operations.
(h)

Total distributions for the period ended March 31, 2019 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended March 31, 2019.

22	MUNICIPAL VALUE FUNDS	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

1.04%	$228,163	0.60	%*	0.63	%*	0.60	%*	0.63	%*	2.24	%*	3%

3.21	244,199	0.60		0.63		0.60		0.63		2.02		11

3.88	253,991	0.60		0.63		0.60		0.63		2.60		14

3.96	243,926	0.60	*	0.66	*	0.60	*	0.66	*	2.73	*	18

1.30	207,186	0.60		0.65		0.60		0.65		2.27		46

1.64	124,451	0.60		0.68		0.60		0.68		1.95		41

3.26	108,922	0.60		0.71		0.60		0.71		1.81		59

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	23

Statements of Assets and Liabilities

(Unaudited)

September 30, 2021

(Amounts in thousands†, except per share amounts)
	PIMCO California Municipal Intermediate Value Fund	PIMCO California Municipal Opportunistic Value Fund	PIMCO National Municipal Intermediate Value Fund	PIMCO National Municipal Opportunistic Value Fund

Assets:

Investments, at value
Investments in securities	$67,743	$228,492	$204,065	$232,040
Receivable for Fund shares sold	24	0	1,063	0
Interest and/or dividends receivable	693	2,481	1,902	3,016
Reimbursement receivable from PIMCO	6	5	18	6

Total Assets	68,466	230,978	207,048	235,062

Liabilities:

Payable for investments purchased	$0	$4,484	$5,175	$6,427
Payable for Fund shares redeemed	27	245	137	349
Distributions payable	0	1	4	4
Accrued investment advisory fees	17	75	49	76
Accrued supervisory and administrative fees	11	43	32	43

Total Liabilities	55	4,848	5,397	6,899

Net Assets	$68,411	$226,130	$201,651	$228,163

Net Assets Consist of:

Paid in capital	$65,986	$215,691	$195,646	$214,330
Distributable earnings (accumulated loss)	2,425	10,439	6,005	13,833
Net Assets	$68,411	$226,130	$201,651	$228,163

Net Assets:

Institutional Class	$68,411	$226,130	$201,651	$228,163

Shares Issued and Outstanding:

Institutional Class	6,460	22,040	18,890	21,774

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.59	$10.26	$10.68	$10.48

Cost of investments in securities	$65,362	$218,183	$197,155	$218,200

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

24	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Statements of Operations

Six Months Ended September 30, 2021 (Unaudited)
(Amounts in thousands†)	PIMCO California Municipal Intermediate Value Fund	PIMCO California Municipal Opportunistic Value Fund	PIMCO National Municipal Intermediate Value Fund	PIMCO National Municipal Opportunistic Value Fund

Investment Income:

Interest	$602	$3,214	$1,655	$3,361
Dividends	0	1	1	0
Total Income	602	3,215	1,656	3,361

Expenses:

Investment advisory fees	104	467	284	474
Supervisory and administrative fees	69	269	190	272
Trustee fees	0	1	0	1
Total Expenses	173	737	474	747
Waiver and/or Reimbursement by PIMCO	(38)	(35)	(104)	(36)
Net Expenses	135	702	370	711

Net Investment Income (Loss)	467	2,513	1,286	2,650

Net Realized Gain (Loss):

Investments in securities	8	(69)	0	0

Net Realized Gain (Loss)	8	(69)	0	0

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(5)	(369)	(4)	(257)

Net Change in Unrealized Appreciation (Depreciation)	(5)	(369)	(4)	(257)

Net Increase (Decrease) in Net Assets Resulting from Operations	$470	$2,075	$1,282	$2,393

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	25

Statements of Changes in Net Assets

	PIMCO California Municipal Intermediate Value Fund		PIMCO California Municipal Opportunistic Value Fund
(Amounts in thousands†)	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$467	$965	$2,513	$5,944
Net realized gain (loss)	8	64	(69)	164
Net change in unrealized appreciation (depreciation)	(5)	764	(369)	2,746

Net Increase (Decrease) in Net Assets Resulting from Operations	470	1,793	2,075	8,854

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(471)	(1,203)	(2,537)	(6,406)

Total Distributions(a)	(471)	(1,203)	(2,537)	(6,406)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,952)	18,620	(9,395)	(16,854)

Total Increase (Decrease) in Net Assets	(1,953)	19,210	(9,857)	(14,406)

Net Assets:
Beginning of period	70,364	51,154	235,987	250,393
End of period	$68,411	$70,364	$226,130	$235,987

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 11, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

26	MUNICIPAL VALUE FUNDS	See Accompanying Notes

PIMCO National Municipal Intermediate Value Fund		PIMCO National Municipal Opportunistic Value Fund
Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

$1,286	$2,507	$2,650	$5,622
0	269	0	(22)
(4)	2,612	(257)	3,940

1,282	5,388	2,393	9,540

(1,293)	(2,501)	(2,669)	(5,862)

(1,293)	(2,501)	(2,669)	(5,862)

18,062	22,076	(15,760)	(13,470)

18,051	24,963	(16,036)	(9,792)

183,600	158,637	244,199	253,991
$201,651	$183,600	$228,163	$244,199

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	27

Schedule of Investments PIMCO California Municipal Intermediate Value Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.0%

MUNICIPAL BONDS & NOTES 95.9%

CALIFORNIA 87.8%

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2016
5.000% due 10/01/2035	$600	$711

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2017
5.000% due 10/01/2035	600	729

California State General Obligation Notes, Series 2019
5.000% due 04/01/2029	1,000	1,290

California State Public Works Board Revenue Notes, Series 2018
5.000% due 05/01/2028	845	1,065

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2015
3.000% due 08/15/2029	1,115	1,207

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
5.000% due 07/01/2031	600	745

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2013
5.000% due 11/15/2023	200	220

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2016
4.000% due 11/01/2022	650	674

Chula Vista Elementary School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 09/01/2023	610	665

Chula Vista Elementary School District, California General Obligation Notes, Series 2020
2.000% due 08/01/2023	750	775

Corona Public Financing Authority, California Revenue Notes, Series 2016
5.000% due 11/01/2026	580	708

Corona-Norco Unified School District Public Financing Authority, California Special Tax Bonds, Series 2013
5.000% due 09/01/2026	625	682

Cosumnes Community Services District, California Certificates of Participation Notes, (BAM Insured), Series 2016
4.000% due 09/01/2024	675	747

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2015
5.000% due 06/01/2035	405	470

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

East Side Union High School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2030	$605	$703
5.000% due 08/01/2033	975	1,132

Elk Grove Finance Authority, California Special Tax Notes, Series 2015
5.000% due 09/01/2025	510	590

Escondido, California General Obligation Bonds, Series 2015
5.000% due 09/01/2036	500	580

Folsom Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2016
4.000% due 08/01/2028	905	1,030

Fresno County, California Financing Authority Revenue Bonds, Series 2016
5.000% due 04/01/2028	1,500	1,785

Gilroy Unified School District, California Certificates of Participation Notes, (BAM Insured), Series 2016
4.000% due 04/01/2026	330	378

Golden State Tobacco Securitization Corp., California Revenue Bonds, Series 2013
5.000% due 06/01/2029	2,165	2,332
5.000% due 06/01/2030	250	269

Hacienda, Louisiana Puente Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2015
5.000% due 06/01/2025	545	634

Hemet Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2019
4.000% due 10/01/2030	500	600

Irvine Unified School District, California Special Tax Notes, (BAM Insured), Series 2015
5.000% due 09/01/2023	580	630

Jurupa Community Services District Wastewater, California Revenue Notes, Series 2020
4.000% due 09/01/2023	570	611

Kern Community College District, California General Obligation Bonds, (AGM Insured), Series 2006
0.000% due 11/01/2028 (a)	500	459

Kern High School District, California General Obligation Notes, (AGM Insured), Series 2020
4.000% due 08/01/2027	600	708

Los Angeles Community College District, California General Obligation Bonds, Series 2015
4.000% due 08/01/2033	1,150	1,272

Los Angeles County, California Public Works Financing Authority Revenue Notes, Series 2019
5.000% due 12/01/2028	500	641

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2032	920	1,113

28	MUNICIPAL VALUE FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2033	$1,000	$1,224

Los Angeles Department of Water & Power Power System, California Revenue Bonds, Series 2018
5.000% due 07/01/2033	650	804

Lynwood Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2016
5.000% due 10/01/2028	375	444

Lynwood Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 10/01/2024	655	742
5.000% due 10/01/2025	695	813

Metropolitan Water District of Southern California Revenue Bonds, Series 2012
5.000% due 10/01/2035	550	562

Mount Diablo Unified School District, California General Obligation Bonds, (AGM Insured), Series 2010
0.000% due 08/01/2030 (b)	1,700	1,910

Municipal Improvement Corp. of Los Angeles, California Revenue Bonds, Series 2016
5.000% due 11/01/2032	800	961

Municipal Improvement Corp. of Los Angeles, California Revenue Notes, Series 2018
5.000% due 11/01/2025	625	739

Municipal Improvement Corp. of Los Angeles, California Revenue Notes, Series 2019
5.000% due 11/01/2022	595	626

Municipal Improvement Corp. of Los Angeles, California Revenue Notes, Series 2020
5.000% due 11/01/2027	650	811

Oak Grove School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2024 (a)	400	394

Palmdale Elementary School District, California General Obligation Notes, Series 2020
4.000% due 08/01/2027	500	592

Placentia-Yorba Linda Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2016
5.000% due 10/01/2027	445	519

Placentia-Yorba Linda Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 10/01/2025	200	234

Poway Unified School District Public Financing Authority, California Special Tax Bonds, Series 2017
5.000% due 09/01/2029	1,720	2,072

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Poway Unified School District Public Financing Authority, California Special Tax Notes, Series 2015
5.000% due 09/01/2024	$250	$280
5.000% due 09/01/2025	350	404

Poway Unified School District, California Special Tax Bonds, Series 2016
5.000% due 09/01/2027	1,100	1,331

Rio Elementary School District Community Facilities District, California Special Tax Bonds, Series 2014
3.250% due 09/01/2026	325	344

Riverside County, California Asset Leasing Corp. Revenue Bonds, Series 2012
4.000% due 06/01/2028	250	255

Riverside County, California Redevelopment Successor Agency Tax Allocation Notes, (AGM Insured), Series 2015
5.000% due 10/01/2025	300	352

Sacramento County, California Airport System Revenue Notes, Series 2018
5.000% due 07/01/2028	750	937

Sacramento County, California Certificates of Participation Bonds, (AGM Insured), Series 2018
5.000% due 10/01/2032	550	689

Sacramento, California Special Tax Notes, Series 2015
5.000% due 09/01/2024	200	228

San Bernardino City Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2019
5.000% due 10/01/2033	1,365	1,676

San Francisco, California City & County General Obligation Notes, Series 2020
5.000% due 06/15/2026	770	931

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 09/01/2027 (a)	1,000	945

Santa Cruz County, California Certificates of Participation Notes, Series 2014
5.000% due 08/01/2023	295	321

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2029 (b)	1,525	1,657

Stockton Public Financing Authority, California Revenue Bonds, (BAM Insured), Series 2014
5.000% due 09/01/2025	1,250	1,411

Stockton Unified School District, California Certificates of Participation Bonds, Series 2018
5.000% due 02/01/2029	1,575	1,926

Stockton Unified School District, California General Obligation Bond, Series 2016
5.000% due 08/01/2026	1,835	2,150

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	29

Schedule of Investments PIMCO California Municipal Intermediate Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stockton Unified School District, California General Obligation Bonds, (AGM Insured), Series 2014
5.000% due 08/01/2028	$510	$573

Stockton Unified School District, California General Obligation Notes, (BAM Insured), Series 2015
5.000% due 08/01/2024	430	483

Travis Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
4.000% due 09/01/2022	375	388

Tulare, California Sewer Revenue Bonds, (AGM Insured), Series 2016
5.000% due 11/15/2028	720	844

Val Verde Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2015
5.000% due 08/01/2026	215	249

Val Verde Unified School District, California General Obligation Notes, (AGM Insured), Series 2016
5.000% due 08/01/2026	1,000	1,204

West Basin Municipal Water District, California Revenue Bonds, Series 2016
5.000% due 08/01/2034	750	880

		60,060

ILLINOIS 7.9%

Chicago Park District, Illinois General Obligation Bonds, Series 2011
5.000% due 01/01/2025	625	632

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2025	500	550

Chicago Park District, Illinois General Obligation Bonds, Series 2016
5.000% due 01/01/2030	1,000	1,149
5.000% due 01/01/2031	2,000	2,294

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of Illinois Revenue Notes, Series 2018
5.000% due 04/01/2028	$625	$779

		5,404

KENTUCKY 0.2%

Corbin Independent School District Finance Corp., Kentucky Revenue Notes, Series 2016
3.000% due 02/01/2026	125	137

Total Municipal Bonds & Notes (Cost $63,220)		65,601

	SHARES
SHORT-TERM INSTRUMENTS 3.1%

MUTUAL FUNDS 3.1%

Fidelity Investments Money Market Government Portfolio, Class I
0.080% (c)	2,142,302	2,142

Total Short-Term Instruments (Cost $2,142)		2,142

Total Investments in Securities (Cost $65,362)		67,743

Total Investments 99.0% (Cost $65,362)		$67,743

Other Assets and Liabilities, net 1.0%		668

Net Assets 100.0%		$68,411

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Security becomes interest bearing at a future date.
(c)	Coupon represents a 7-Day Yield.

30	MUNICIPAL VALUE FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$60,060	$0	$60,060
Illinois	0	5,404	0	5,404
Kentucky	0	137	0	137
Short-Term Instruments
Mutual Funds	2,142	0	0	2,142

Total Investments	$2,142	$65,601	$0	$67,743

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	31

Schedule of Investments PIMCO California Municipal Opportunistic Value Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.0%

MUNICIPAL BONDS & NOTES 90.1%

CALIFORNIA 84.1%

Alameda Public Financing Authority, California Revenue Bonds, Series 2010
5.250% due 07/01/2029	$1,160	$1,164

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2016
5.000% due 10/01/2034	2,465	2,465

Arcadia Unified School District, California General Obligation Bonds, Series 2014
5.000% due 06/01/2044	1,290	1,342

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
5.000% due 08/15/2023	700	701

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
5.750% due 08/15/2029	500	501

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2013
5.000% due 01/01/2033	1,000	1,069

California State General Obligation Bonds, (AMBAC Insured), Series 1997
5.125% due 10/01/2027	135	136

California State General Obligation Bonds, (SGI Insured), Series 2002
5.000% due 10/01/2028	5	5

California State General Obligation Bonds, Series 2000
5.750% due 05/01/2030	85	85

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 11/01/2037	4,275	4,488

California State Public Works Board Revenue Bonds, Series 2014
5.000% due 09/01/2039	2,575	2,891

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 08/15/2046	2,175	2,556

Centinela Valley Union High School District, California General Obligation Bonds, Series 2013
5.750% due 08/01/2030	1,000	1,100
5.750% due 08/01/2033	1,910	2,101

Coachella Valley Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 08/01/2037	2,590	2,695

Desert Community College District, California General Obligation Bonds, Series 2018
5.000% due 08/01/2043	3,375	3,673

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dublin Unified School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2039 (b)	$5,595	$1,812

Elk Grove Finance Authority, California Special Tax Bonds, (BAM Insured), Series 2015
5.000% due 09/01/2038	1,500	1,748

Fairfield, California Certificates of Participation Bonds, (AGC Insured), Series 2007
0.000% due 04/01/2030 (b)	2,000	1,741

Golden State Tobacco Securitization Corp., California Revenue Bonds, Series 2015
5.000% due 06/01/2040	11,955	13,786
5.000% due 06/01/2045	4,550	5,174

Los Angeles Community Redevelopment Agency, California Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 09/01/2037	1,000	1,003

Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2042	1,085	1,126

Los Angeles Department of Airports, California Revenue Bonds, Series 2016
5.000% due 05/15/2035	1,000	1,212
5.000% due 05/15/2042	1,330	1,612

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	8,775	10,271

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2043	13,735	14,222

Madera Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2018
5.000% due 09/01/2038	2,250	2,256
5.000% due 09/01/2043	4,165	4,177
5.000% due 09/01/2045	2,500	2,507

Modesto Irrigation District, California Revenue Bonds, (NPFGC Insured), Series 2007
0.660% (US0003M + 0.580%) due 09/01/2027 ~	3,185	3,185
0.710% (US0003M + 0.630%) due 09/01/2037 ~	1,600	1,597

Mount Diablo Unified School District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2030	5,510	5,730

Oxnard School District, California General Obligation Bonds, (NPFGC Insured), Series 2001
5.750% due 08/01/2030	800	838

Palo Alto, California General Obligation Bonds, Series 2010
5.000% due 08/01/2040	4,195	4,210

Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Bonds, (AMBAC Insured), Series 1999
0.000% due 08/01/2024 (b)	3,000	2,953

32	MUNICIPAL VALUE FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Port of Oakland, California Revenue Bonds, Series 2012
5.000% due 05/01/2033	$2,500	$2,569

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	2,090	2,244

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2016
5.000% due 05/15/2041	3,750	4,386

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2014
5.000% due 12/01/2044	1,000	1,112

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.630% (US0003M + 0.550%) due 06/01/2034 ~	3,555	3,541

San Bernardino City Unified School District, California General Obligation Bonds, (AGM Insured), Series 2015
5.000% due 08/01/2040	5,475	6,316

San Diego Community College District, California General Obligation Bonds, Series 2013
0.000% due 08/01/2041 (c)	2,650	1,507

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2017
5.000% due 07/01/2047	3,230	3,838

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2012
5.000% due 04/01/2048	5,900	6,042

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2012
5.250% due 04/15/2029	1,000	1,027

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2013
5.000% due 05/01/2043	3,420	3,660
5.250% due 05/01/2033	1,520	1,630

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014
5.000% due 05/01/2039	3,865	4,279
5.000% due 05/01/2044	4,640	5,142

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2016
5.000% due 05/01/2041	4,450	5,213

San Mateo Union High School District, California General Obligation Bonds, Series 2013
5.000% due 09/01/2041	1,000	1,089

Solano County, California Community College District General Obligation Bonds, Series 2013
5.000% due 08/01/2043	4,680	5,093

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Public Power Authority Revenue Notes, Series 2020
5.000% due 07/01/2030	$3,000	$3,299

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2040	1,325	1,484

Stockton Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2027	775	802

Tulare County, California Board of Education Certificates of Participation Bonds, (BAM Insured), Series 2013
5.375% due 05/01/2033	1,600	1,730

University of California Revenue Bonds, Series 2012
5.000% due 05/15/2042	4,570	4,707

University of California Revenue Bonds, Series 2014
4.250% due 05/15/2039	4,000	4,363

University of California Revenue Bonds, Series 2015
4.000% due 05/15/2033	2,700	2,999

Wasco Union School District, California General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 08/01/2043	3,740	4,066

		190,270

ILLINOIS 5.0%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2046	1,000	1,128

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.750% due 01/01/2038	2,050	2,296

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2026	1,000	1,093

Chicago Park District, Illinois General Obligation Bonds, Series 2015
5.000% due 01/01/2030	1,000	1,097
5.000% due 01/01/2035	2,325	2,543
5.000% due 01/01/2040	1,000	1,095

Chicago Park District, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	1,755	1,931

		11,183

PENNSYLVANIA 1.0%

Pennsylvania Turnpike Commission Revenue Bonds, Series 2014
5.000% due 12/01/2044	2,100	2,363

Total Municipal Bonds & Notes (Cost $193,505)		203,816

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	33

Schedule of Investments PIMCO California Municipal Opportunistic Value Fund (Cont.)

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.9%

MUTUAL FUNDS 8.9%

Fidelity Investments Money Market Government Portfolio, Class I
0.080% (d)	$20,193,513	$20,194

MUNICIPAL BONDS & NOTES 2.0%

Mount Diablo Unified School District, California General Obligation Notes, Series 2021
4.000% due 08/01/2022 (a)	4,345	4,482

Total Short-Term Instruments (Cost $24,678)		24,676

MARKET VALUE (000S)
Total Investments in Securities (Cost $218,183)	$228,492

Total Investments 101.0% (Cost $218,183)	$228,492

Other Assets and Liabilities, net (1.0)%	(2,362)

Net Assets 100.0%	$226,130

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$190,270	$0	$190,270
Illinois	0	11,183	0	11,183
Pennsylvania	0	2,363	0	2,363
Short-Term Instruments
Mutual Funds	20,194	0	0	20,194
Municipal Bonds & Notes	0	4,482	0	4,482

Total Investments	$20,194	$208,298	$0	$228,492

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

34	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Schedule of Investments PIMCO National Municipal Intermediate Value Fund

(Unaudited)

September 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.2%

MUNICIPAL BONDS & NOTES 87.9%

ALABAMA 3.3%

Trussville, Alabama General Obligation Bonds, Series 2014
5.000% due 10/01/2034	$1,500	$1,676

University of South Alabama Revenue Bonds, (BAM Insured), Series 2019
5.000% due 04/01/2035	1,115	1,386

Water Works Board of the City of Birmingham, Alabama Revenue Bonds, Series 2018
5.000% due 01/01/2035	2,800	3,499

		6,561

ARIZONA 2.0%

Arizona State University Revenue Bonds, Series 2015
5.000% due 07/01/2028	3,415	3,974

ARKANSAS 0.8%

University of Arkansas Revenue Notes, Series 2020
5.000% due 12/01/2028	1,210	1,547

CALIFORNIA 5.8%

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2035	1,900	2,110

Golden State Tobacco Securitization Corp., California Revenue Bonds, Series 2005
0.000% due 06/01/2027 (a)	2,000	1,877

Los Angeles Unified School District, California Certificates of Participation Notes, (BAM Insured), Series 2020
5.000% due 10/01/2028	2,050	2,595

San Diego Convention Center Expansion Financing Authority, California Revenue Notes, Series 2020
1.267% due 04/15/2023	2,500	2,518

San Jose Financing Authority, California Revenue Bonds, Series 2013
5.000% due 06/01/2030	1,250	1,349

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2029 (b)	1,070	1,163

		11,612

CONNECTICUT 7.0%

Connecticut Special Tax State Revenue Bonds, Series 2015
5.000% due 08/01/2027	2,325	2,716

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 01/01/2026	$3,075	$3,649
5.000% due 01/01/2028	1,475	1,846

Connecticut State General Obligation Bonds, Series 2015
5.000% due 03/15/2028	950	1,092
5.000% due 11/15/2028	195	229

Connecticut State General Obligation Bonds, Series 2016
5.000% due 08/15/2028	1,625	1,955

University of Connecticut Revenue Bonds, Series 2016
5.000% due 03/15/2030	2,200	2,592

		14,079

FLORIDA 2.9%

Central Florida Expressway Authority Revenue Bonds, Series 2019
5.000% due 07/01/2035	1,945	2,455

Orange County, Florida School Board Certificates of Participation Bonds, Series 2017
5.000% due 08/01/2028	1,600	2,020

St Johns County, Florida School Board Certificates of Participation Bonds, Series 2019
5.000% due 07/01/2034	1,130	1,419

		5,894

ILLINOIS 10.2%

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.000% due 01/01/2028	540	596
5.500% due 01/01/2033	2,325	2,591

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2026	1,865	2,039
5.000% due 01/01/2028	2,735	2,974

Chicago Park District, Illinois General Obligation Bonds, Series 2016
5.000% due 01/01/2031	1,000	1,147

Cook County, Illinois Community Consolidated School District No 15 Palatine General Obligation Notes, Series 2016
5.000% due 12/01/2023	235	258

Cook County, Illinois Community High School District No 218 Oak Lawn General Obligation Bonds, Series 2013
4.250% due 12/01/2024	635	689

Cook County, Illinois High School District No 209 Proviso Township General Obligation Notes, (BAM Insured), Series 2017
5.000% due 12/01/2027	1,125	1,349

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	35

Schedule of Investments PIMCO National Municipal Intermediate Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cook County, Illinois School District No 111 Burbank General Obligation Bonds, (AGM Insured), Series 2016
4.000% due 12/01/2029	$725	$837
4.000% due 12/01/2030	1,020	1,174

Cook County, Illinois School District No 111 Burbank General Obligation Notes, (AGM Insured), Series 2016
4.000% due 12/01/2023	535	574
4.000% due 12/01/2025	1,000	1,124

Du Page County, Illinois School District No 33 West Chicago General Obligation Bonds, Series 2015
4.000% due 12/01/2026	825	888

Illinois Finance Authority Revenue Bonds, Series 2013
5.000% due 11/15/2025	500	525

University of Illinois Revenue Bonds, Series 2015
5.000% due 04/01/2030	700	798

Village of Bolingbrook, Illinois General Obligation Bonds, Series 2019
4.000% due 01/01/2033	1,445	1,623

Village of Streamwood, Illinois General Obligation Bonds, Series 2019
5.000% due 12/01/2032	1,005	1,305

		20,491

IOWA 1.4%

Waukee Community School District, Iowa Revenue Notes, Series 2017
4.000% due 06/01/2024	1,220	1,324
4.000% due 06/01/2025	1,270	1,410

		2,734

KENTUCKY 5.6%

Boone County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 04/01/2025	300	324

Corbin Independent School District Finance Corp., Kentucky Revenue Notes, Series 2015
2.000% due 02/01/2022	400	402
3.000% due 02/01/2025	425	458
3.000% due 02/01/2026	630	690

Jefferson County, Kentucky School District Finance Corp. Revenue Bonds, Series 2017
5.000% due 08/01/2028	1,000	1,217

Jefferson County, Kentucky School District Finance Corp. Revenue Notes, Series 2017
5.000% due 08/01/2027	1,945	2,363

Kenton County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 02/01/2026	280	307

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Madison County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
5.000% due 05/01/2022	$775	$796
5.000% due 05/01/2023	630	676

Oldham County, Kentucky School District Finance Corp. Revenue Bonds, Series 2016
4.000% due 09/01/2027	1,000	1,172

Owen County, Kentucky School District Finance Corp. Revenue Notes, Series 2017
4.000% due 04/01/2026	1,270	1,449

Scott County, Kentucky School District Finance Corp. Revenue Bonds, (BAM Insured), Series 2016
4.000% due 05/01/2027	1,320	1,534

		11,388

LOUISIANA 7.7%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Notes, (BAM Insured), Series 2017
5.000% due 10/01/2024	2,075	2,353
5.000% due 10/01/2027	4,800	5,917

Louisiana Public Facilities Authority Revenue Notes, Series 2014
5.000% due 06/01/2022	1,265	1,305

Louisiana State General Obligation Bonds, Series 2016
5.000% due 08/01/2029	3,920	4,696

St Martin Parish School Board, Louisiana General Obligation Notes, (BAM Insured), Series 2017
5.000% due 03/01/2028	1,080	1,318

		15,589

MARYLAND 0.8%

Baltimore County, Maryland General Obligation Bonds, Series 2014
4.000% due 02/01/2033	1,425	1,539

MICHIGAN 6.3%

Battle Creek School District, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2016
5.000% due 05/01/2028	175	209

Bellevue Community Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2016
5.000% due 05/01/2031	1,065	1,269

Central Michigan University Revenue Notes, Series 2016
5.000% due 10/01/2024	350	397

Charles Stewart Mott Community College, Michigan General Obligation Notes, (BAM Insured), Series 2016
3.000% due 05/01/2024	225	239

36	MUNICIPAL VALUE FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Durand Area Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2028	$1,215	$1,410
5.000% due 05/01/2029	1,225	1,418

Fremont Public Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2019
5.000% due 05/01/2034	1,000	1,237

L’Anse Creuse Public Schools, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2025	695	807

Michigan Finance Authority Revenue Bonds, Series 2014
5.000% due 07/01/2033	1,975	2,213

Oakland University, Michigan Revenue Bonds, Series 2016
5.000% due 03/01/2029	785	919

Rochester Community School District, Michigan General Obligation Bonds, Series 2016
5.000% due 05/01/2032	2,075	2,466

Rockford Public Schools, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2022	200	205

		12,789

MINNESOTA 1.4%

Annandale Independent School District No 876, Minnesota General Obligation Notes, Series 2020
4.000% due 02/01/2023	1,085	1,138

Cass Lake-Bena Independent School District No 115, Minnesota General Obligation Notes, Series 2019
5.000% due 02/01/2027	1,440	1,753

		2,891

MISSOURI 1.5%

Greene County, Missouri Certificates of Participation Bonds, Series 2018
5.000% due 09/01/2034	1,185	1,462

Missouri Joint Municipal Electric Utility Commission Revenue Notes, Series 2014
5.000% due 01/01/2024	300	331

Springfield, Missouri Revenue Notes, Series 2016
3.000% due 05/01/2023	1,250	1,302

		3,095

NEVADA 1.4%

Clark County, Nevada General Obligation Bonds, Series 2018
5.000% due 06/01/2034	2,225	2,735

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 2.5%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2030	$215	$227

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
5.000% due 06/15/2035	1,600	1,797

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2033	1,000	1,249

New York State Dormitory Authority Revenue Notes, Series 2021
5.000% due 03/15/2029	1,450	1,870

		5,143

OHIO 2.9%

American Municipal Power Inc, Ohio Revenue Notes, Series 2016
5.000% due 02/15/2023	1,500	1,597

Hamilton County, Ohio Sales Tax Revenue Bonds, Series 2011
5.000% due 12/01/2030	1,100	1,107

Piqua City School District, Ohio Certificates of Participation Bonds, (BAM insured), Series 2019
4.000% due 03/01/2035	1,225	1,391

Trotwood-Madison City School District, Ohio Certificates of Participation Notes, (BAM Insured), Series 2015
4.000% due 12/01/2023	200	215
4.000% due 12/01/2024	200	222

Trotwood-Madison City School District, Ohio Certificates of Participation Notes, (BAM Insured), Series 2015
4.000% due 12/01/2025	215	244

Warren City School District, Ohio General Obligation Bonds, Series 2020
4.000% due 12/01/2030	1,000	1,153

		5,929

PENNSYLVANIA 9.6%

Cameron County, Pennsylvania School District General Obligation Notes, (BAM Insured), Series 2016
2.000% due 09/01/2022	1,025	1,026

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 06/01/2031	2,500	3,254

Commonwealth Financing Authority, Pennsylvania Revenue Notes, (AGM Insured), Series 2015
5.000% due 06/01/2025	1,500	1,752

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	37

Schedule of Investments PIMCO National Municipal Intermediate Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2028	$1,095	$1,371

Commonwealth of Pennsylvania General Obligation Bonds, Series 2015
5.000% due 03/15/2027	1,825	2,109
5.000% due 08/15/2031	2,000	2,340

Commonwealth of Pennsylvania General Obligation Bonds, Series 2017
4.000% due 01/01/2029	1,220	1,409

Mid Valley School District, Pennsylvania General Obligation Notes, (BAM Insured), Series 2020
4.000% due 03/15/2025	1,315	1,465

Northern York County, Pennsylvania School District General Obligation Bonds, Series 2017
5.000% due 11/15/2029	1,320	1,357

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 12/01/2032	2,585	3,075

Pennsylvania Turnpike Commission Revenue Notes, Series 2015
5.000% due 12/01/2025	200	236

		19,394

RHODE ISLAND 0.5%

Rhode Island Health & Educational Building Corp. Revenue Bonds, Series 2016
5.000% due 09/15/2030	900	1,074

SOUTH CAROLINA 0.6%

South Carolina Ports Authority Revenue Bonds, Series 2018
5.000% due 07/01/2034	1,025	1,258

SOUTH DAKOTA 0.6%

South Dakota Board of Regents Revenue Bonds, Series 2017
5.000% due 04/01/2032	1,010	1,234

TEXAS 10.3%

Brazoria-Fort Bend County, Texas Municipal Utility District No 1 General Obligation Notes, (BAM Insured), Series 2016
3.000% due 09/01/2023	845	881

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2014
5.250% due 11/01/2027	500	548

Denton County, Texas Fresh Water Supply District No 10 General Obligation Notes, (BAM Insured), Series 2017
3.000% due 09/01/2024	1,245	1,326

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Denton, Texas General Obligation Notes, Series 2020
5.000% due 02/15/2029	$1,100	$1,406

Harris County, Texas Municipal Utility District No 383 General Obligation Notes, (BAM Insured), Series 2015
3.000% due 09/01/2024	235	246
3.000% due 09/01/2025	235	245

Harris Montgomery Counties Municipal Utility District No 386, Texas General Obligation Notes, (BAM Insured), Series 2017
3.000% due 09/01/2026	870	942
3.000% due 09/01/2027	860	924

Houston, Texas General Obligation Bonds, Series 2012
5.000% due 03/01/2024	300	306

Houston, Texas General Obligation Bonds, Series 2019
5.000% due 03/01/2033	2,715	3,425

Jacksonville Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 02/15/2023	1,025	1,091

Lower Colorado River Authority, Texas Revenue Bonds, Series 2012
5.000% due 05/15/2027	900	926

Pearland, Texas General Obligation Notes, Series 2020
5.000% due 03/01/2027	1,660	2,025

Reagan County, Texas Independent School District General Obligation Bonds, (PSF Insured), Series 2012
3.000% due 02/15/2023	330	331

Schertz-Cibolo-Universal City Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
5.000% due 02/01/2033	2,370	2,511

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2013
5.000% due 08/15/2033	2,750	2,993

Travis County Water Control & Improvement District No 17, Texas General Obligation Notes, (BAM Insured), Series 2016
3.000% due 11/01/2025	590	619

		20,745

VERMONT 0.1%

Vermont Housing Finance Agency Revenue Notes, Series 2016
1.950% due 05/01/2023	135	138

WASHINGTON 0.8%

Grant County, Washington Public Utility District No 2 Revenue Notes, Series 2015
5.000% due 01/01/2026	395	467

38	MUNICIPAL VALUE FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State, Washington Revenue Bonds, Series 2015
5.000% due 02/01/2031	$1,000	$1,148

		1,615

WEST VIRGINIA 0.3%

West Virginia Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/01/2026	560	577

WISCONSIN 1.6%

Clinton Community School District, Wisconsin General Obligation Notes, Series 2021
4.000% due 03/01/2029	1,210	1,451

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2017
5.000% due 04/01/2027	1,500	1,832

		3,283

Total Municipal Bonds & Notes (Cost $170,398)		177,308

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 13.3%

MUTUAL FUNDS 13.3%

Fidelity Investments Money Market Government Portfolio, Class I
0.080% (c)	26,756,630	$26,757

Total Short-Term Instruments (Cost $26,757)		26,757

Total Investments in Securities (Cost $197,155)		204,065

Total Investments 101.2% (Cost $197,155)		$204,065

Other Assets and Liabilities, net (1.2)%		(2,414)

Net Assets 100.0%		$201,651

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Security becomes interest bearing at a future date.
(c)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$6,561	$0	$6,561
Arizona	0	3,974	0	3,974
Arkansas	0	1,547	0	1,547
California	0	11,612	0	11,612
Connecticut	0	14,079	0	14,079
Florida	0	5,894	0	5,894
Illinois	0	20,491	0	20,491
Iowa	0	2,734	0	2,734
Kentucky	0	11,388	0	11,388
Louisiana	0	15,589	0	15,589
Maryland	0	1,539	0	1,539
Michigan	0	12,789	0	12,789
Minnesota	0	2,891	0	2,891

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	39

Schedule of Investments PIMCO National Municipal Intermediate Value Fund (Cont.)

(Unaudited)

September 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Missouri	$0	$3,095	$0	$3,095
Nevada	0	2,735	0	2,735
New York	0	5,143	0	5,143
Ohio	0	5,929	0	5,929
Pennsylvania	0	19,394	0	19,394
Rhode Island	0	1,074	0	1,074
South Carolina	0	1,258	0	1,258
South Dakota	0	1,234	0	1,234
Texas	0	20,745	0	20,745
Vermont	0	138	0	138
Washington	0	1,615	0	1,615
West Virginia	0	577	0	577
Wisconsin	0	3,283	0	3,283
Short-Term Instruments
Mutual Funds	26,757	0	0	26,757

Total Investments	$26,757	$177,308	$0	$204,065

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

40	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Schedule of Investments PIMCO National Municipal Opportunistic Value Fund

(Unaudited)

September 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.7%

MUNICIPAL BONDS & NOTES 93.3%

ALABAMA 0.5%

Water Works Board of the City of Birmingham, Alabama Revenue Bonds, Series 2013
5.000% due 01/01/2043	$1,000	$1,060

CALIFORNIA 4.6%

California Health Facilities Financing Authority Revenue Bonds, (NPFGC/CM Insured), Series 2005
5.000% due 04/01/2025	30	30

California State General Obligation Bonds, (AMBAC Insured), Series 1997
5.125% due 10/01/2027	130	130

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 11/01/2037	2,875	3,018

California State Public Works Board Revenue Bonds, Series 2014
5.000% due 09/01/2039	2,185	2,453

Dublin Unified School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2039 (a)	4,485	1,453

Fairfield, California Certificates of Participation Bonds, (AGC Insured), Series 2007
0.000% due 04/01/2030 (a)	1,000	871

Golden State Tobacco Securitization Corp., California Revenue Bonds, Series 2013
5.000% due 06/01/2029	1,450	1,562

Modesto Irrigation District, California Revenue Bonds, (NPFGC Insured), Series 2007
0.660% (US0003M + 0.580%) due 09/01/2027 ~	1,000	1,000

		10,517

COLORADO 2.7%

University of Colorado Hospital Authority Revenue Bonds, Series 2012
5.000% due 11/15/2042	5,850	6,145

CONNECTICUT 11.3%

Connecticut Special Tax State Revenue Bonds, Series 2014
5.000% due 09/01/2032	4,700	5,302
5.000% due 09/01/2034	2,425	2,731

Connecticut Special Tax State Revenue Bonds, Series 2015
5.000% due 08/01/2032	1,000	1,162

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2036	$1,000	$1,224
5.000% due 10/01/2037	5,710	7,118
5.000% due 01/01/2038	2,340	2,853
5.000% due 10/01/2038	4,370	5,437

		25,827

DISTRICT OF COLUMBIA 1.8%

Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, Series 2017
5.000% due 10/01/2042	3,475	4,192

FLORIDA 3.7%

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2015
5.000% due 10/01/2038	5,525	6,380

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2012
5.000% due 07/01/2042	1,875	1,943

		8,323

HAWAII 2.0%

Hawaii Housing Finance & Development Corp. Revenue Bonds, Series 2011
4.950% due 04/01/2029	4,425	4,520

ILLINOIS 22.0%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2032	2,465	2,809
5.000% due 01/01/2046	1,340	1,512

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2016
5.000% due 01/01/2033	1,000	1,173
5.000% due 01/01/2036	2,925	3,419
5.000% due 01/01/2041	5,665	6,593

Chicago Park District, Illinois General Obligation Bonds, Series 2011
5.000% due 01/01/2029	920	929

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.500% due 01/01/2033	525	585
5.750% due 01/01/2038	3,000	3,360

Chicago Park District, Illinois General Obligation Bonds, Series 2015
5.000% due 01/01/2035	1,975	2,161

Illinois Development Finance Authority Revenue Bonds, Series 1991
0.000% due 07/15/2025 (a)	6,595	6,433

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	41

Schedule of Investments PIMCO National Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois Finance Authority Revenue Bonds, Series 2016
5.000% due 02/15/2045	$3,500	$4,044

Illinois State Toll Highway Authority Revenue Bonds, Series 2015
5.000% due 01/01/2040	3,230	3,731

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041	2,200	2,592

University of Illinois Revenue Bonds, Series 2013
5.000% due 04/01/2026	3,310	3,538

University of Illinois Revenue Bonds, Series 2014
5.000% due 04/01/2039	900	991
5.000% due 04/01/2044	3,900	4,295

Will County, Illinois General Obligation Bonds, Series 2016
5.000% due 11/15/2033	1,000	1,184

Will Grundy Etc Counties Community College District No 525, Illinois General Obligation Bonds, Series 2013
5.250% due 06/01/2036	825	913

		50,262

INDIANA 0.9%

Indiana Finance Authority Revenue Bonds, Series 2008
5.000% due 11/01/2021	2,150	2,158

LOUISIANA 2.7%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2013
5.000% due 05/01/2043	3,700	3,980

New Orleans Aviation Board, Louisiana Revenue Bonds, (AGM Insured), Series 2015
5.000% due 01/01/2032	1,000	1,135

New Orleans Aviation Board, Louisiana Revenue Bonds, Series 2015
5.000% due 01/01/2040	1,000	1,130

		6,245

MARYLAND 0.3%

Montgomery County, Maryland Housing Opportunities Commission Revenue Bonds, Series 2005
5.000% due 07/01/2031	625	630

MASSACHUSETTS 1.4%

Commonwealth of Massachusetts General Obligation Bonds, Series 2015
5.000% due 07/01/2045	2,825	3,269

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 0.8%

Michigan State Building Authority Revenue Bonds, Series 2011
5.200% due 10/15/2031	$550	$551
5.375% due 10/15/2041	1,300	1,302

		1,853

NEVADA 3.1%

Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2012
5.000% due 06/01/2042	6,910	7,112

NEW YORK 7.3%

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2012
5.000% due 02/01/2042	1,190	1,208

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 05/01/2034	5,035	5,405

New York City, General Obligation Bonds, Series 2016
5.000% due 08/01/2038	2,800	3,341

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 02/15/2040	2,000	2,034

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.000% due 10/15/2044	4,250	4,714

		16,702

NORTH CAROLINA 2.1%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2013
5.000% due 01/15/2039	4,450	4,707

OHIO 7.0%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2012
5.000% due 02/15/2037	3,190	3,246

Brecksville-Broadview Heights City School District, Ohio General Obligation Bonds, Series 2018
5.000% due 12/01/2045	1,000	1,103

Brunswick City School District, Ohio General Obligation Bonds, Series 2018
5.250% due 12/01/2048	3,000	3,251

Franklin County, Ohio Revenue Bonds, Series 2012
5.000% due 11/01/2042	1,000	1,027

42	MUNICIPAL VALUE FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kent State University, Ohio Revenue Bonds, Series 2012
5.000% due 05/01/2042	$3,725	$3,830

Ohio University Revenue Bonds, Series 2013
5.000% due 12/01/2043	3,290	3,475

		15,932

PENNSYLVANIA 11.7%

Altoona Area School District, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 12/01/2039	2,375	2,767

Commonwealth of Pennsylvania Certificates of Participation Bonds, Series 2018
5.000% due 07/01/2043	3,200	3,800

Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	645	702

Pennsylvania Turnpike Commission Revenue Bonds, Series 2014
5.000% due 12/01/2039	1,000	1,134
5.000% due 12/01/2044	6,465	7,276

Pennsylvania Turnpike Commission Revenue Bonds, Series 2015
5.000% due 12/01/2040	1,000	1,160
5.000% due 12/01/2045	3,750	4,318

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 12/01/2041	2,600	3,050

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2042	2,050	2,469

		26,676

TEXAS 3.3%

Boerne School District, Texas General Obligation Bonds, (PSF Insured), Series 2013
5.000% due 02/01/2043	2,615	2,656

Brownsville, Texas General Obligation Bonds, Series 2018
5.000% due 02/15/2043	1,000	1,154

Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2012
5.000% due 11/01/2037	2,200	2,208

Lower Colorado River Authority, Texas Revenue Bonds, Series 2012
5.000% due 05/15/2037	1,400	1,439

		7,457

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 1.2%

Fairfax County, Virginia Redevelopment & Housing Authority Revenue Bonds, (FHA Insured), Series 2007
4.750% due 04/01/2038	$2,775	$2,788

WASHINGTON 2.9%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, (NPFGC Insured), Series 1998
4.750% due 02/01/2028	1,715	1,907

Port of Seattle, Washington Revenue Bonds, Series 2017
5.000% due 05/01/2042	4,000	4,672

		6,579

Total Municipal Bonds & Notes (Cost $199,114)		212,954

	SHARES
SHORT-TERM INSTRUMENTS 8.4%

MUTUAL FUNDS 8.4%

Fidelity Investments Money Market Government Portfolio, Class I
0.080% (b)	19,085,613	19,086

Total Short-Term Instruments (Cost $19,086)		19,086

Total Investments in Securities (Cost $218,200)		232,040

Total Investments 101.7% (Cost $218,200)		$232,040

Other Assets and Liabilities, net (1.7)%		(3,877)

Net Assets 100.0%		$228,163

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	43

Schedule of Investments PIMCO National Municipal Opportunistic Value Fund (Cont.)

(Unaudited)

September 30, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.
(b)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,060	$0	$1,060
California	0	10,517	0	10,517
Colorado	0	6,145	0	6,145
Connecticut	0	25,827	0	25,827
District of Columbia	0	4,192	0	4,192
Florida	0	8,323	0	8,323
Hawaii	0	4,520	0	4,520
Illinois	0	50,262	0	50,262
Indiana	0	2,158	0	2,158
Louisiana	0	6,245	0	6,245
Maryland	0	630	0	630
Massachusetts	0	3,269	0	3,269
Michigan	0	1,853	0	1,853
Nevada	0	7,112	0	7,112
New York	0	16,702	0	16,702
North Carolina	0	4,707	0	4,707
Ohio	0	15,932	0	15,932
Pennsylvania	0	26,676	0	26,676
Texas	0	7,457	0	7,457
Virginia	0	2,788	0	2,788
Washington	0	6,579	0	6,579
Short-Term Instruments
Mutual Funds	19,086	0	0	19,086

Total Investments	$19,086	$212,954	$0	$232,040

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

44	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Gurtin Fixed Income Management, LLC doing business as Gurtin Municipal Bond Management (“Gurtin”) serves as the sub-adviser for the Funds.

As disclosed in each fund’s prospectus, effective March 3, 2021 (the “Effective Date”), the PIMCO California Municipal Opportunistic Value Fund and the PIMCO National Municipal Opportunistic Value Fund were closed to initial purchases by new investors and subsequent purchases by existing shareholders. The closure does not affect the rights of existing shareholders with respect to shares of the Funds held as of the Effective Date. The purchase of additional shares of the respective Fund through dividend reinvestments will continue to be permitted.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	45

Notes to Financial Statements (Cont.)

companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Municipal Intermediate Value Fund	Daily	Monthly

PIMCO California Municipal Opportunistic Value Fund	Daily	Monthly

PIMCO National Municipal Intermediate Value Fund	Daily	Monthly

PIMCO National Municipal Opportunistic Value Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

46	MUNICIPAL VALUE FUNDS

(Unaudited)

September 30, 2021

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(c) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s net asset value (“NAV”). The NAV of a Fund, or each of its share classes, as applicable, is determined by

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	47

Notes to Financial Statements (Cont.)

dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also

48	MUNICIPAL VALUE FUNDS

(Unaudited)

September 30, 2021

valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	49

Notes to Financial Statements (Cont.)

extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally,

50	MUNICIPAL VALUE FUNDS

(Unaudited)

September 30, 2021

U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	51

Notes to Financial Statements (Cont.)

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if

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its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended September 30, 2021, the Funds did not participate in the Interfund Lending Program.

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO California Municipal Intermediate Value Fund	PIMCO California Municipal Opportunistic Value Fund	PIMCO National Municipal Intermediate Value Fund	PIMCO National Municipal Opportunistic Value Fund

Small Fund	X	—	—	—

Interest Rate	X	X	X	X

Call	X	X	X	X

Credit	X	X	X	X

Market	X	X	X	X

Issuer	X	X	X	X

Liquidity	X	X	X	X

Income	X	X	X	X

Extension	X	X	X	X

Prepayment	X	X	X	X

When-issued Securities	X	X	X	X

Issuer Non-Diversification	X	X	X	X

Management	X	X	X	X

Municipal Instruments	X	X	X	X

California and Single State Municipal Securities	X	X	—	—

Single State Municipal Securities	—	—	X	X

Municipal Project-Specific	X	X	X	X

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Notes to Financial Statements (Cont.)

Risks	PIMCO California Municipal Intermediate Value Fund	PIMCO California Municipal Opportunistic Value Fund	PIMCO National Municipal Intermediate Value Fund	PIMCO National Municipal Opportunistic Value Fund

Floating Rate Securities	X	X	X	X

Tax-Exempt Status	X	X	X	X

Taxation	X	X	X	X

U.S. Treasury and Agency Securities	X	X	X	X

General Obligation Bond	X	X	X	X

Lease Revenue Bond	X	X	X	X

Revenue Bond	X	X	X	X

Zero Coupon Bond	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active

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market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Income Risk  is the risk that when interest rates fall, a Fund’s income may decline. This decline can occur because a Fund may invest in lower-yielding bonds as bonds in its portfolio mature.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates.

When-Issued Securities Risk  is the risks related to municipal securities issued on a when-issued basis, where payment and delivery take place at a future date beyond the normal settlement date. Because the market price of the security may fluctuate during the time before payment and delivery, a Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. In addition, interest is not generally paid on when-issued securities until settlement.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by Gurtin will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Gurtin and the individual portfolio manager in connection with managing a Fund and may cause Gurtin to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Municipal Instruments Risk  is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of municipal instruments to pay interest or repay principal.

California and Single State Municipal Securities Risk  is the risk that because a Fund invests primarily in California Municipal Bonds but may invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state, other than California, it is more exposed to the impact of legislative, tax, and political changes within those states than a fund that invests more widely.

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Notes to Financial Statements (Cont.)

Single State Municipal Securities Risk  is the risk that because a Fund may invest a significant portion of its assets in municipal securities of a particular state, it may be more exposed to the impact of legislative, tax, and political changes within that state than a fund that invests more widely.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Floating Rate Securities Risk  is the risk of investing in floating rate notes, which generally carry lower yields than fixed notes of the same maturity. Securities with variable or floating interest rates may be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or at the same pace, as interest rates in general. The interest rate for a floating rate note occasionally adjusts or resets by reference to a benchmark interest rate.

Benchmark interest rates, such as London Interbank Offered Rate (“LIBOR”), may not precisely track market interest rates. In general, securities with longer durations tend to be more sensitive to interest rate changes, which may make them more volatile than securities with shorter durations.

Tax-Exempt Status Risk  is the risk that reclassifications or legislative or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively, subjecting you to increased tax liability.

Taxation Risk  is the risk that to the extent that a Fund invests in securities the income from which is not tax-exempt, your share of income from such investments will be taxable for state and/or federal income tax purposes. Although a Fund seeks to invest primarily in securities that are not subject to regular federal income tax and California state income tax, a Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax.

U.S. Treasury and Agency Securities Risk  is the risk of investing in securities issued or guaranteed by the U.S. Treasury or its agencies and instrumentalities, which may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities.

General Obligation Bond Risk  is the risk of investing in general obligation bonds, which are generally secured by the obligor’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors.

Lease Revenue Bond Risk  is the risk of investing in lease revenue bonds and other municipal lease obligations, which may be considered less secure than a general obligation or revenue bond and may or may not include a debt service reserve fund. There have also been certain legal challenges to the use of lease revenue bonds in various states.

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Revenue Bond Risk  is the risk of investing in revenue bonds, which are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which a Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds.

Zero Coupon Bond Risk  is the risk of investing in zero coupon bonds, in which the market prices are more volatile than the market prices of securities that pay interest on a regular basis. Since a Fund will not receive cash payments earned on these securities on a current basis, the Fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

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Notes to Financial Statements (Cont.)

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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The Investment Advisory Fees and Supervisory and Administrative Fees for the Institutional Class, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to the Institutional Class):

Fund Name	Investment Advisory Fee		Supervisory and Administrative Fee
PIMCO California Municipal Intermediate Value Fund	0.30%	(1)	0.20%
PIMCO California Municipal Opportunistic Value Fund	0.40%	(2)	0.23%
PIMCO National Municipal Intermediate Value Fund	0.30%	(1)	0.20%
PIMCO National Municipal Opportunistic Value Fund	0.40%	(2)	0.23%

(1)	PIMCO has contractually agreed through July 31, 2022 to reduce its advisory fee by 0.11% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed through July 31, 2022 to reduce its advisory fee by 0.03% of the average daily net assets of the Fund.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed through July 31, 2022 to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	59

Notes to Financial Statements (Cont.)

obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed through July 31, 2022 to waive its advisory fee by 0.11% of the average daily net assets of the PIMCO California Municipal Intermediate Value Fund and PIMCO National Municipal Intermediate Value Fund and by 0.03% of the average daily net assets of the PIMCO California Municipal Opportunistic Value Fund and PIMCO National Municipal Opportunistic Value Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. PIMCO may not recoup these waivers.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO California Municipal Intermediate Value Fund	$38

PIMCO California Municipal Opportunistic Value Fund	35

PIMCO National Municipal Intermediate Value Fund	104

PIMCO National Municipal Opportunistic Value Fund	36

†	A zero balance may reflect actual amounts rounding to less than one thousand.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 7, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are

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borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Municipal Intermediate Value Fund	$0	$0	$0	$2,710

PIMCO California Municipal Opportunistic Value Fund	0	0	5,678	17,393

PIMCO National Municipal Intermediate Value Fund	0	0	12,032	3,465

PIMCO National Municipal Opportunistic Value Fund	0	0	6,686	12,915

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Municipal Intermediate Value Fund

	Six Months Ended September 30, 2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	645	$6,870	2,492	$26,644

Issued as reinvestment of distributions

Institutional Class	44	471	113	1,203

Cost of shares redeemed

Institutional Class	(872)	(9,293)	(866)	(9,227)

Net increase (decrease) resulting from Fund share transactions	(183)	$(1,952)	1,739	$18,620

	PIMCO California Municipal Opportunistic Value Fund

	Six Months Ended September 30, 2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	0	$0	1,330	$13,558

Issued as reinvestment of distributions

Institutional Class	246	2,533	623	6,389

Cost of shares redeemed

Institutional Class	(1,158)	(11,928)	(3,595)	(36,801)

Net increase (decrease) resulting from Fund share transactions	(912)	$(9,395)	(1,642)	$(16,854)

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Notes to Financial Statements (Cont.)

	PIMCO National Municipal Intermediate Value Fund

	Six Months Ended September 30, 2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	2,663	$28,577	7,888	$84,145

Issued as reinvestment of distributions

Institutional Class	118	1,269	229	2,437

Cost of shares redeemed

Institutional Class	(1,098)	(11,784)	(6,111)	(64,506)

Net increase (decrease) resulting from Fund share transactions	1,683	$18,062	2,006	$22,076
	PIMCO National Municipal Opportunistic Value Fund

	Six Months Ended September 30, 2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	0	$0	4,196	$43,330

Issued as reinvestment of distributions

Institutional Class	252	2,645	557	5,817

Cost of shares redeemed

Institutional Class	(1,747)	(18,405)	(5,957)	(62,617)

Net increase (decrease) resulting from Fund share transactions	(1,495)	$(15,760)	(1,204)	$(13,470)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

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In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Municipal Intermediate Value Fund	$0	$0

PIMCO California Municipal Opportunistic Value Fund	0	0

PIMCO National Municipal Intermediate Value Fund	687	218

PIMCO National Municipal Opportunistic Value Fund	0	22

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO California Municipal Intermediate Value Fund	$65,362	$2,509	$(128)	$2,381

PIMCO California Municipal Opportunistic Value Fund	218,183	10,453	(144)	10,309

PIMCO National Municipal Intermediate Value Fund	197,155	7,112	(202)	6,910

PIMCO National Municipal Opportunistic Value Fund	218,200	13,905	(65)	13,840

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

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Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	FHA	Federal Housing Administration
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	PSF	Public School Fund
BAM	Build America Mutual Assurance	Q-SBLF	Qualified School Bond Loan Fund
CM	California Mortgage Insurance	SGI	Syncora Guarantee, Inc.

Other Abbreviations:
TBA	To-Be-Announced

64	MUNICIPAL VALUE FUNDS

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

At a meeting held on August 24-25, 2021, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2022. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2022. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC (d/b/a Gurtin Municipal Bond Management (“Gurtin”)), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2022 (collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2022.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 24-25, 2021 meeting. The Independent Trustees also met via video conference with Counsel on July 15, 2021 and August 3, 2021, and conducted a video conference meeting on August 6, 2021 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the impact of the launch of portfolios of the PIMCO Funds Private Account Portfolio Series on certain of the Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

66	MUNICIPAL VALUE FUNDS

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including completion of the build-out of a new data center; funding projects and initiatives in support of the Funds; investing in trading and technology infrastructure; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; development of a global tax management application that enables investment professionals to access foreign market and security tax information on a real-time basis; enhancing PIMCO’s oversight over certain of the Funds’ service providers, including with respect to a service provider’s review of certain financial reporting procedures and the use of proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to improve user interface efficiency and experience; implementing a contingent NAV process; advocating in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; launching an internal process to seek to automate a number of operational processes; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates and Gurtin under the applicable Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 and other performance data, as available, over short- and long-term periods ended June 30, 2021 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of

68	MUNICIPAL VALUE FUNDS

(Unaudited)

investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2021. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs

70	MUNICIPAL VALUE FUNDS

(Unaudited)

of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

72	MUNICIPAL VALUE FUNDS

(Unaudited)

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

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General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Gurtin Fixed Income Management, LLC

440 Stevens Avenue, Suite 260

Solana Beach, CA 92075

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4018SAR_093021

PIMCO FUNDS

Semiannual Report

September 30, 2021

PIMCO Climate Bond Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank, if you do not already.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”). Looking back, first-quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.3% and 6.7% during the second quarter of 2021. The Commerce Department’s initial estimate for third-quarter annualized GDP growth was 2.0%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion per month of Treasury securities and $40 billion per month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed moved up its forecast for the first set of rate hikes. As of the date of this letter, the central bank expects two interest rate increases by the end of 2023. In its March 2021 projections, the Fed anticipated no increases until at least 2024. In addition, Fed Chair Jerome Powell maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” Finally, at its September 2021 meeting, the Fed said, “If [economic] progress continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted.”

Economies outside the U.S. also continued to be affected by COVID-19. In its October 2021 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the Eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.3%, -9.8% and -4.6%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low and continued its asset purchase program. In July 2021, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Finally, at

2	PIMCO CLIMATE BOND FUND

its meeting in September 2021, the ECB left its main interest rates unchanged but dialed down “moderately” its pace of asset purchases in the fourth quarter of 2021. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond-buying program. In June 2021, the Bank of England said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19 relief program by at least six months.

Short-term U.S. Treasury yields moved higher, whereas long-term yields declined during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.71%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 2.17%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generally produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.38%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.38%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.32%.

Despite periods of volatility, global equities, in aggregate, produced solid results. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.18%, partially fueled by strong investor demand. Global equities, as represented by the MSCI World Index, returned 7.74%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), gained 1.63% and European equities, as represented by the MSCI Europe Index (in EUR), returned 7.25%.

Commodity prices were volatile, but produced positive results. When the reporting period began, Brent crude oil was approximately $63 a barrel. Brent crude oil ended the reporting period at roughly $79 a barrel. We believe that a driver of the increase in oil price is stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, and several geopolitical events. The U.S. dollar strengthened against

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	3

Chairman’s Letter (Cont.)

several major currencies. For example, the U.S. dollar returned 1.28%, 2.24% and 0.51% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO CLIMATE BOND FUND

Important Information About the PIMCO Climate Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Climate Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	5

Important Information About the PIMCO Climate Bond Fund (Cont.)

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund

6	PIMCO CLIMATE BOND FUND

classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status

PIMCO Climate Bond Fund	12/10/19	12/10/19	12/10/19	12/10/19	12/10/19	12/10/19	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	7

Important Information About the PIMCO Climate Bond Fund (Cont.)

behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the

8	PIMCO CLIMATE BOND FUND

Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	9

PIMCO Climate Bond Fund

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	Fund Inception (12/10/19)
PIMCO Climate Bond Fund Institutional Class	2.15%	2.87%	4.05%
PIMCO Climate Bond Fund I-2	2.10%	2.77%	3.94%
PIMCO Climate Bond Fund I-3	2.07%	2.72%	3.89%
PIMCO Climate Bond Fund Class A	1.94%	2.47%	3.64%
PIMCO Climate Bond Fund Class A (adjusted)	(0.39)%	0.13%	2.35%
PIMCO Climate Bond Fund Class C	1.56%	1.68%	2.87%
PIMCO Climate Bond Fund Class C (adjusted)	0.56%	0.68%	2.87%
Bloomberg MSCI Green Bond Index, USD Hedged	0.54%	(0.58)%	2.30%
Lipper General Bond Funds Average	2.33%	2.98%	7.01%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2019

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

The Fund’s total annual operating expense ratio in effect as of period end were 0.54% for Institutional Class shares, 0.64% for I-2 shares, 0.74% for I-3 shares, 0.94% for Class A shares and 1.69% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO CLIMATE BOND FUND

Institutional Class - PCEIX	I-2 - PCEPX	I-3 - PCEWX	Class A - PCEBX
Class C - PCECX

Allocation Breakdown as of September 30, 2021†§

Corporate Bonds & Notes	89.6%
Non-Agency Mortgage-Backed Securities	3.1%
Short-Term Instruments	3.1%
Asset-Backed Securities	1.9%
Municipal Bonds & Notes	1.4%
Other	0.9%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Climate Bond Fund seeks optimal risk adjusted returns, consistent with prudent investment management, while giving consideration to long term climate related risks and opportunities, by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the fossil fuel-related sectors, including distribution/retail, equipment and services, extraction and production, petrochemicals, pipelines and transportation and refining, and the production or distribution of coal and coal fired generation. The Fund may invest in the securities of issuers determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. Moreover, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. However, green labeled bonds from issuers involved in fossil fuel-related sectors, as defined above, may be permitted. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to U.S. duration contributed to performance, as intermediate and long-end U.S. Treasury interest rates fell.

»	Long exposure to high yield debt securities contributed to performance, as spreads tightened.
»	Long exposure to investment grade corporate credit contributed to performance, as spreads tightened.

»	Long exposure to Eurozone duration detracted from performance, as yields rose.

»	Exposure to United Kingdom duration detracted from performance, as yields rose.

»	There were no other material detractors for this Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	11

Expense Example PIMCO Climate Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2021 to September 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,021.50	$2.58	$1,000.00	$1,022.51	$2.59	0.51%
I-2	1,000.00	1,021.00	3.09	1,000.00	1,022.01	3.09	0.61
I-3	1,000.00	1,020.70	3.34	1,000.00	1,021.76	3.35	0.66
Class A	1,000.00	1,019.40	4.56	1,000.00	1,020.56	4.56	0.90
Class C	1,000.00	1,015.60	8.39	1,000.00	1,016.75	8.39	1.66

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO CLIMATE BOND FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg MSCI Green Bond Index, USD Hedged	The Bloomberg MSCI Green Bond Index, USD Hedged offers investors an objective and robust measure of the global market for fixed income securities issued to fund projects with direct environmental benefits. An independent research driven methodology is used to evaluate index-eligible green bonds to ensure they adhere to established Green Bond Principles and to classify bonds by their environmental use of proceeds.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	13

Financial Highlights PIMCO Climate Bond Fund

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

04/01/2021 - 09/30/2021+	$10.23	$0.08	$0.15	$0.23	$(0.08)	$0.00	$(0.08)

03/31/2021	9.47	0.14	0.85	0.99	(0.21)	(0.02)	(0.23)

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	(0.05)

I-2

04/01/2021 - 09/30/2021+	10.23	0.08	0.14	0.22	(0.07)	0.00	(0.07)

03/31/2021	9.47	0.14	0.84	0.98	(0.20)	(0.02)	(0.22)

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	(0.05)

I-3

04/01/2021 - 09/30/2021+	10.23	0.07	0.15	0.22	(0.07)	0.00	(0.07)

03/31/2021	9.47	0.13	0.85	0.98	(0.20)	(0.02)	(0.22)

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	(0.05)

Class A

04/01/2021 - 09/30/2021+	10.23	0.06	0.15	0.21	(0.06)	0.00	(0.06)

03/31/2021	9.47	0.10	0.85	0.95	(0.17)	(0.02)	(0.19)

12/10/2019 - 03/31/2020	10.00	0.04	(0.53)	(0.49)	(0.04)	0.00	(0.04)

Class C

04/01/2021 - 09/30/2021+	10.23	0.02	0.15	0.17	(0.02)	0.00	(0.02)

03/31/2021	9.47	0.03	0.85	0.88	(0.10)	(0.02)	(0.12)

12/10/2019 - 03/31/2020	10.00	0.02	(0.53)	(0.51)	(0.02)	0.00	(0.02)

+	Unaudited
^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO CLIMATE BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.38	2.25%	$17,390	0.51	%*	0.51	%*	0.51	%*	0.51	%*	1.52	%*	15%

10.23	10.48	13,684	0.54		0.54		0.51		0.51		1.36		79

9.47	(4.78)	5,131	0.50	*	1.84	*	0.50	*	1.84	*	1.79	*	21

10.38	2.20	1,948	0.61	*	0.61	*	0.61	*	0.61	*	1.46	*	15

10.23	10.36	1,107	0.64		0.64		0.61		0.61		1.38		79

9.47	(4.82)	10	0.60	*	1.94	*	0.60	*	1.94	*	1.66	*	21

10.38	2.17	68	0.66	*	0.71	*	0.66	*	0.71	*	1.40	*	15

10.23	10.31	47	0.69		0.74		0.66		0.71		1.27		79

9.47	(4.84)	20	0.65	*	2.04	*	0.65	*	2.04	*	1.61	*	21

10.38	2.04	769	0.90	*	0.90	*	0.90	*	0.90	*	1.14	*	15

10.23	10.04	590	0.94		0.94		0.91		0.91		0.96		79

9.47	(4.90)	28	0.90	*	2.24	*	0.90	*	2.24	*	1.40	*	21

10.38	1.66	61	1.66	*	1.66	*	1.66	*	1.66	*	0.37	*	15

10.23	9.22	59	1.69		1.69		1.66		1.66		0.28		79

9.47	(5.12)	50	1.65	*	2.99	*	1.65	*	2.99	*	0.66	*	21

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	15

Statement of Assets and Liabilities PIMCO Climate Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$19,550

Financial Derivative Instruments
Exchange-traded or centrally cleared	5
Over the counter	97
Cash	212
Deposits with counterparty	121
Foreign currency, at value	26
Receivable for investments sold	102
Receivable for TBA investments sold	1,820
Interest and/or dividends receivable	151

Total Assets	22,084

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$4
Over the counter	11
Payable for TBA investments purchased	1,821
Payable for Fund shares redeemed	1
Distributions payable	2
Accrued investment advisory fees	4
Accrued supervisory and administrative fees	5

Total Liabilities	1,848

Net Assets	$20,236

Net Assets Consist of:

Paid in capital	$19,917
Distributable earnings (accumulated loss)	319

Net Assets	$20,236

Cost of investments in securities	$19,305
Cost of foreign currency held	$26
Cost or premiums of financial derivative instruments, net	$42

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO CLIMATE BOND FUND	See Accompanying Notes

September 30, 2021 (Unaudited)

Net Assets:

Institutional Class	$17,390
I-2	1,948
I-3	68
Class A	769
Class C	61

Shares Issued and Outstanding:

Institutional Class	$1,676
I-2	187
I-3	7
Class A	74
Class C	6

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.38
I-2	10.38
I-3	10.38
Class A	10.38
Class C	10.38

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	17

Statement of Operations PIMCO Climate Bond Fund

Six Months Ended September 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$204
Total Income	204

Expenses:

Investment advisory fees	25
Supervisory and administrative fees	26
Servicing fees - Class A	1
Miscellaneous expense	1
Waiver and/or Reimbursement by PIMCO	(0)
Total Expenses	53

Net Investment Income (Loss)	151

Net Realized Gain (Loss):

Investments in securities	44
Exchange-traded or centrally cleared financial derivative instruments	55
Over the counter financial derivative instruments	180
Foreign currency	(4)

Net Realized Gain (Loss)	275

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	126
Exchange-traded or centrally cleared financial derivative instruments	(76)
Over the counter financial derivative instruments	(46)

Net Change in Unrealized Appreciation (Depreciation)	4

Net Increase (Decrease) in Net Assets Resulting from Operations	$430

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO CLIMATE BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Climate Bond Fund

(Amounts in thousands†)	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$151	$166
Net realized gain (loss)	275	(235)
Net change in unrealized appreciation (depreciation)	4	710

Net Increase (Decrease) in Net Assets Resulting from Operations	430	641

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(134)	(286)
I-2	(12)	(2)
I-3	(0)	(1)
Class A	(4)	(7)
Class C	(0)	(1)

Total Distributions(a)	(150)	(297)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	4,469	9,904

Total Increase (Decrease) in Net Assets	4,749	10,248

Net Assets:

Beginning of period	15,487	5,239
End of period	$20,236	$15,487

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	19

Schedule of Investments PIMCO Climate Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.6%

CORPORATE BONDS & NOTES 86.6%

BANKING & FINANCE 40.5%

AIB Group PLC
2.875% due 05/30/2031 •	EUR	100	$124

Alexandria Real Estate Equities, Inc.
3.000% due 05/18/2051		$100	97

Allstate Corp.
1.450% due 12/15/2030		25	24

Assicurazioni Generali SpA
4.125% due 05/04/2026	EUR	200	271

AvalonBay Communities, Inc.
2.050% due 01/15/2032		$100	99

AXA S.A.
5.625% due 01/16/2054 •	GBP	100	167

Banco Bilbao Vizcaya Argentaria S.A.
1.375% due 05/14/2025	EUR	100	121

Bank of America Corp.
0.981% due 09/25/2025 •		$200	200
2.299% due 07/21/2032 •		100	99
2.456% due 10/22/2025 •		100	104
2.972% due 07/21/2052 •		100	98

BNP Paribas S.A.
0.500% due 06/04/2026 •	EUR	200	235
4.625% due 02/25/2031 •(c)(d)		$200	205

Boston Properties LP
2.550% due 04/01/2032		200	200

CBRE Services, Inc.
2.500% due 04/01/2031		100	101

Chubb INA Holdings, Inc.
0.875% due 06/15/2027	EUR	100	120

Community Preservation Corp.
2.867% due 02/01/2030		$75	78

CPI Property Group S.A.
1.625% due 04/23/2027	EUR	100	122
2.750% due 01/22/2028	GBP	100	137

Digital Euro Finco LLC
2.500% due 01/16/2026	EUR	100	127

Equinix, Inc.
1.550% due 03/15/2028		$50	49
2.500% due 05/15/2031		60	60

Equitable Financial Life Global Funding
1.300% due 07/12/2026		100	99

ERP Operating LP
1.850% due 08/01/2031		100	97

EUROFIMA
0.000% due 07/28/2026 (a)	EUR	130	152

European Investment Bank
0.750% due 07/15/2027	AUD	100	70

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Farmers Exchange Capital
5.454% due 10/15/2054 •		$50	$62

Grainger PLC
3.375% due 04/24/2028	GBP	100	145

HAT Holdings LLC
3.375% due 06/15/2026		$100	102
3.750% due 09/15/2030		300	303

Host Hotels & Resorts LP
3.500% due 09/15/2030		200	208

HSBC Holdings PLC
3.033% due 11/22/2023 •		200	206

ING Groep NV
4.625% due 01/06/2026		200	227
4.875% due 05/16/2029 •(c)(d)		200	209

Intesa Sanpaolo SpA
0.750% due 12/04/2024	EUR	100	119

Kilroy Realty LP
2.500% due 11/15/2032		$300	296

Kimco Realty Corp.
2.700% due 10/01/2030		100	103

Kreditanstalt fuer Wiederaufbau
0.750% due 09/30/2030		100	94

LeasePlan Corp. NV
3.500% due 04/09/2025	EUR	250	324

Mitsubishi UFJ Financial Group, Inc.
0.848% due 07/19/2029		200	239

National Bank of Canada
0.550% due 11/15/2024 •		$250	250

OneMain Finance Corp.
3.500% due 01/15/2027		100	100

Principal Life Global Funding
1.250% due 08/16/2026		100	99

Prologis International Funding S.A.
0.875% due 07/09/2029	EUR	125	149
1.750% due 03/15/2028		125	157

Radian Group, Inc.
6.625% due 03/15/2025		$130	145

Rayonier LP
2.750% due 05/17/2031		100	100

Regency Centers LP
3.700% due 06/15/2030		60	66

Rexford Industrial Realty LP
2.150% due 09/01/2031		100	96

Santander UK Group Holdings PLC
2.896% due 03/15/2032 •		300	307

Standard Chartered PLC
1.214% due 03/23/2025 •		250	250

Starwood Property Trust, Inc.
3.625% due 07/15/2026		100	101

20	PIMCO CLIMATE BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stockland Trust
1.500% due 11/03/2021	EUR	100	$116

Sumitomo Mitsui Financial Group, Inc.
0.934% due 10/11/2024		130	155

UDR, Inc.
3.100% due 11/01/2034		$50	52

Weyerhaeuser Co.
7.375% due 03/15/2032		30	43

ZF Finance GmbH
2.000% due 05/06/2027	EUR	100	117

			8,196

INDUSTRIALS 20.8%

Boise Cascade Co.
4.875% due 07/01/2030		$30	32

Central Japan Railway Co.
2.200% due 10/02/2024		200	207
3.400% due 09/06/2023		200	210

Chanel Ceres PLC
1.000% due 07/31/2031	EUR	150	175

Continental Wind LLC
6.000% due 02/28/2033		$62	71

Crown Cork & Seal Co., Inc.
7.375% due 12/15/2026		70	87

Danone S.A.
2.947% due 11/02/2026		200	213

Dell International LLC
4.900% due 10/01/2026		130	150
6.200% due 07/15/2030		50	64

Gap, Inc.
3.625% due 10/01/2029		50	50
3.875% due 10/01/2031		50	50

Hilton Domestic Operating Co., Inc.
4.000% due 05/01/2031		150	152
4.875% due 01/15/2030		30	32

Kellogg Co.
0.500% due 05/20/2029	EUR	100	116

Liberty Utilities Finance GP 1
2.050% due 09/15/2030		$200	194

Marks & Spencer PLC
4.500% due 07/10/2027	GBP	100	144

Moody’s Corp.
2.000% due 08/19/2031		$100	98

Nemak S.A.B. de C.V.
2.250% due 07/20/2028	EUR	100	115

Oberlin College
2.874% due 10/01/2051		$125	124

Owens Corning
3.950% due 08/15/2029		30	33

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ProGroup AG
3.000% due 03/31/2026	EUR	100	$117

Reckitt Benckiser Treasury Services PLC
1.750% due 05/19/2032	GBP	100	135

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		$200	211

Schaeffler AG
3.375% due 10/12/2028	EUR	100	130

SEB S.A.
1.375% due 06/16/2025		100	119

Stora Enso Oyj
2.500% due 03/21/2028		100	131

Sunnova Energy Corp.
5.875% due 09/01/2026		$100	102

T-Mobile USA, Inc.
2.625% due 04/15/2026		200	205

Tesco PLC
5.000% due 03/24/2023	GBP	100	143

Verallia S.A.
1.625% due 05/14/2028	EUR	100	120

Vmed O2 UK Financing PLC
4.750% due 07/15/2031		$200	205

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	200	238

Xylem, Inc.
2.250% due 01/30/2031		$35	35

			4,208

UTILITIES 25.3%

AES Corp.
1.375% due 01/15/2026		100	99
2.450% due 01/15/2031		50	49

Atlantica Sustainable Infrastructure PLC
4.125% due 06/15/2028		200	207

Avangrid, Inc.
3.200% due 04/15/2025		50	53
3.800% due 06/01/2029		450	501

Clearway Energy Operating LLC
3.750% due 02/15/2031		130	130
4.750% due 03/15/2028		30	32

Consolidated Edison Co. of New York, Inc.
3.350% due 04/01/2030		100	110
3.950% due 04/01/2050		50	57

Continuum Energy Levanter Pte Ltd.
4.500% due 02/09/2027		199	206

Dominion Energy, Inc.
2.250% due 08/15/2031		100	100

Enel Finance International NV
1.375% due 07/12/2026		200	199

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	21

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Georgia Power Co.
3.250% due 03/15/2051		$100	$101

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		200	212

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022		200	203

Leeward Renewable Energy Operations LLC
4.250% due 07/01/2029		100	102

Mississippi Power Co.
3.100% due 07/30/2051		50	50

NextEra Energy Capital Holdings, Inc.
1.900% due 06/15/2028		100	100
2.200% due 12/02/2026	AUD	200	147
4.800% due 12/01/2077 •		$51	57

NSTAR Electric Co.
3.100% due 06/01/2051		100	104

Public Service Co. of Colorado
2.700% due 01/15/2051		200	194

Public Service Co. of Oklahoma
2.200% due 08/15/2031		100	99

ReNew Wind Energy AP2
4.500% due 07/14/2028		200	204

Solar Star Funding LLC
5.375% due 06/30/2035		513	596

Southern California Edison Co.
2.500% due 06/01/2031		150	151

Southern Power Co.
0.900% due 01/15/2026		40	39

Southwestern Public Service Co.
3.150% due 05/01/2050		30	32

Star Energy Geothermal Wayang Windu Ltd.
6.750% due 04/24/2033		177	203

TerraForm Power Operating LLC
5.000% due 01/31/2028		150	161

Verizon Communications, Inc.
0.375% due 03/22/2029	EUR	100	115
1.500% due 09/18/2030		$430	407

Vodafone Group PLC
5.125% due 06/04/2081 •		100	103

			5,123

Total Corporate Bonds & Notes (Cost $17,283)			17,527

MUNICIPAL BONDS & NOTES 1.4%

FLORIDA 0.6%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
2.154% due 07/01/2030		110	111

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.8%

New York City Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.724% due 06/15/2042		$110	$164

Total Municipal Bonds & Notes (Cost $283)			275

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.0%

Credit Suisse Mortgage Capital Trust
3.431% due 11/10/2032		100	106

GCCFC Commercial Mortgage Trust
0.884% due 02/15/2038 •		100	100

JP Morgan Chase Commercial Mortgage Securities Trust
0.884% due 04/15/2038 •		94	95

Natixis Commercial Mortgage Securities Trust
3.622% due 05/15/2039		100	110

One Bryant Park Trust
2.516% due 09/15/2054		100	103

VASA Trust
0.984% due 07/15/2039 •		100	100

Total Non-Agency Mortgage-Backed Securities (Cost $603)			614

ASSET-BACKED SECURITIES 1.8%

GoodLeap Sustainable Home Solutions Trust
2.100% due 05/20/2048		96	96

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048		67	67

Sunrun Demeter Issuer
2.270% due 01/30/2057		200	200

Total Asset-Backed Securities (Cost $362)			363

SOVEREIGN ISSUES 0.6%

Societe Nationale SNCF S.A.
0.625% due 04/17/2030	EUR	100	120

Total Sovereign Issues (Cost $124)			120

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

Citigroup, Inc.
3.875% due 02/18/2026 •(c)		50,000	51

Total Preferred Securities (Cost $50)			51

22	PIMCO CLIMATE BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.0%

U.S. TREASURY CASH MANAGEMENT BILLS 3.0%
0.043% due 01/04/2022 (a)(b)	$600	$600

Total Short-Term Instruments (Cost $600)		600

Total Investments in Securities (Cost $19,305)		19,550

Total Investments 96.6% (Cost $19,305)		$19,550

Financial Derivative Instruments (e)(f) 0.4% (Cost or Premiums, net $42)		87

Other Assets and Liabilities, net 3.0%		599

Net Assets 100.0%		$20,236

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2021	33	$4,050	$(29)	$3	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2021	2	$(393)	$4	$1	$(1)
U.S. Treasury 10-Year Note December Futures	12/2021	7	(921)	14	0	(1)
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2021	11	(1,598)	30	0	(1)
U.S. Treasury 30-Year Bond December Futures	12/2021	2	(318)	10	0	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	1	(191)	8	0	0

				$66	$1	$(3)

Total Futures Contracts				$37	$4	$(3)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	23

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2052	GBP	100	$(2)	$11	$9	$1	$0
Pay	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2026	CAD	500	(8)	(1)	(9)	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		$280	52	(13)	39	0	(1)

Total Swap Agreements							$42	$(3)	$39	$1	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$4	$1	$5	$0	$(3)	$(1)	$(4)

Cash of $121 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	11/2021		CAD	4	$		3	$0	$0
	11/2021	$		127		EUR	107	0	(3)
BPS	11/2021		AUD	300	$		221	4	0
CBK	11/2021		EUR	202			239	5	0
	11/2021		SEK	370			42	0	0
	11/2021	$		134		EUR	113	0	(3)
MYI	11/2021		GBP	783	$		1,085	29	0
	11/2021	$		20		GBP	15	0	0
SCX	11/2021			18		EUR	15	0	0
SOG	11/2021			148		GBP	107	0	(4)
UAG	11/2021		EUR	3,580	$		4,209	59	0
	11/2021	$		42		SEK	365	0	(1)

Total Forward Foreign Currency Contracts								$97	$(11)

24	PIMCO CLIMATE BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$0	$0	$0	$(3)	$0	$0	$(3)	$(3)	$0	$(3)
BPS	4	0	0	4	0	0	0	0	4	0	4
CBK	5	0	0	5	(3)	0	0	(3)	2	0	2
MYI	29	0	0	29	0	0	0	0	29	0	29
SOG	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
UAG	59	0	0	59	(1)	0	0	(1)	58	0	58

Total Over the Counter	$97	$0	$0	$97	$(11)	$0	$0	$(11)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$5	$5

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$97	$0	$97

	$0	$0	$0	$97	$5	$102

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	0	0	0	1	1

	$0	$0	$0	$0	$4	$4

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11	$0	$11

	$0	$0	$0	$11	$4	$15

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	25

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(8)	$(8)
Swap Agreements	0	0	0	0	63	63

	$0	$0	$0	$0	$55	$55

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$168	$0	$168
Written Options	0	0	0	0	12	12

	$0	$0	$0	$168	$12	$180

	$0	$0	$0	$168	$67	$235

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$23	$23
Swap Agreements	0	0	0	0	(99)	(99)

	$0	$0	$0	$0	$(76)	$(76)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(46)	$0	$(46)

	$0	$0	$0	$(46)	$(76)	$(122)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$8,196	$0	$8,196
Industrials	0	4,208	0	4,208
Utilities	0	5,123	0	5,123
Municipal Bonds & Notes
Florida	0	111	0	111
New York	0	164	0	164
Non-Agency Mortgage-Backed Securities	0	614	0	614
Asset-Backed Securities	0	363	0	363
Sovereign Issues	0	120	0	120
Preferred Securities
Banking & Finance	0	51	0	51
Short-Term Instruments
U.S. Treasury Cash Management Bills	0	600	0	600

Total Investments	$0	$19,550	$0	$19,550

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1	4	0	5
Over the counter	0	97	0	97

	$1	$101	$0	$102

26	PIMCO CLIMATE BOND FUND	See Accompanying Notes

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Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(1)	$(3)	$0	$(4)
Over the counter	0	(11)	0	(11)

	$(1)	$(14)	$0	$(15)

Total Financial Derivative Instruments	$0	$87	$0	$87

Totals	$0	$19,637	$0	$19,637

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	27

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO Climate Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of

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changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	29

Notes to Financial Statements (Cont.)

note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on

30	PIMCO CLIMATE BOND FUND

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January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	31

Notes to Financial Statements (Cont.)

such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open

32	PIMCO CLIMATE BOND FUND

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September 30, 2021

for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	33

Notes to Financial Statements (Cont.)

assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data,

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estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	35

Notes to Financial Statements (Cont.)

valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory.

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While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the

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Notes to Financial Statements (Cont.)

Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended September 30, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of

Investments. The financial derivative instruments outstanding as of period end and the amounts of

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net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Notes to Financial Statements (Cont.)

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

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To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Climate-Related Investing Risk  is the risk that, because the Fund’s climate-related investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may differ from funds that do not utilize a climate-related investment strategy. Climate-related investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

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Notes to Financial Statements (Cont.)

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared

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derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and

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Notes to Financial Statements (Cont.)

may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the

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Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a

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Notes to Financial Statements (Cont.)

specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master

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(Unaudited)

September 30, 2021

Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.25%	0.25%	0.35%	0.45%(1)	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	47

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2021, the Distributor retained $2,356,447 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

48	PIMCO CLIMATE BOND FUND

(Unaudited)

September 30, 2021

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at September 30, 2021, were as follows (amounts in thousands†):

Expiring Within
12 months	13-24 months	25-36 months	Total

$0	$69	$0	$69

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, the amount was $34.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	49

Notes to Financial Statements (Cont.)

involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$406	$603	$6,480	$2,013

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	601	$6,168	999	$10,282

I-2	83	861	107	1,105

I-3	2	20	3	25

Class A	26	265	78	809

Class C	0	1	1	4

Issued as reinvestment of distributions

Institutional Class	12	126	26	270

I-2	1	12	0	2

I-3	0	0	0	1

Class A	0	4	1	7

Class C	0	0	0	1

Cost of shares redeemed

Institutional Class	(274)	(2,837)	(230)	(2,351)

I-2	(5)	(53)	0	(1)

I-3	0	0	0	0

Class A	(10)	(98)	(24)	(250)

Class C	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	435	$4,469	961	$9,904

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2021, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 27% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

50	PIMCO CLIMATE BOND FUND

(Unaudited)

September 30, 2021

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$19,348	$581	$(217)	$364

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	51

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	SCX	Standard Chartered Bank, London
BPS	BNP Paribas S.A.	SOG	Societe Generale Paris
CBK	Citibank N.A.	UAG	UBS AG Stamford
MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound
CAD	Canadian Dollar	SEK	Swedish Krona
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
BABs	Build America Bonds	OIS	Overnight Index Swap
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

52	PIMCO CLIMATE BOND FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

At a meeting held on August 24-25, 2021, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2022. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2022. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC (d/b/a Gurtin Municipal Bond Management (“Gurtin”)), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2022 (collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2022.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 24-25, 2021 meeting. The Independent Trustees also met via video conference with Counsel on July 15, 2021 and August 3, 2021, and conducted a video conference meeting on August 6, 2021 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the impact of the launch of portfolios of the PIMCO Funds Private Account Portfolio Series on certain of the Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

54	PIMCO CLIMATE BOND FUND

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including completion of the build-out of a new data center; funding projects and initiatives in support of the Funds; investing in trading and technology infrastructure; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; development of a global tax management application that enables investment professionals to access foreign market and security tax information on a real-time basis; enhancing PIMCO’s oversight over certain of the Funds’ service providers, including with respect to a service provider’s review of certain financial reporting procedures and the use of proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to improve user interface efficiency and experience; implementing a contingent NAV process; advocating in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; launching an internal process to seek to automate a number of operational processes; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates and Gurtin under the applicable Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 and other performance data, as available, over short- and long-term periods ended June 30, 2021 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of

56	PIMCO CLIMATE BOND FUND

(Unaudited)

investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2021. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs

58	PIMCO CLIMATE BOND FUND

(Unaudited)

of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

60	PIMCO CLIMATE BOND FUND

(Unaudited)

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	61

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4027SAR_093021

PIMCO FUNDS

Semiannual Report

September 30, 2021

PIMCO CommoditiesPLUS® Strategy Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank, if you do not already.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”). Looking back, first-quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.3% and 6.7% during the second quarter of 2021. The Commerce Department’s initial estimate for third-quarter annualized GDP growth was 2.0%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion per month of Treasury securities and $40 billion per month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed moved up its forecast for the first set of rate hikes. As of the date of this letter, the central bank expects two interest rate increases by the end of 2023. In its March 2021 projections, the Fed anticipated no increases until at least 2024. In addition, Fed Chair Jerome Powell maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” Finally, at its September 2021 meeting, the Fed said, “If [economic] progress continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted.”

Economies outside the U.S. also continued to be affected by COVID-19. In its October 2021 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the Eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.3%, -9.8% and -4.6%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low and continued its asset purchase program. In July 2021, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium

2	PIMCO COMMODITIESPLUS® STRATEGY FUND

term, versus its previous target for inflation that was below but close to 2%. Finally, at its meeting in September 2021, the ECB left its main interest rates unchanged but dialed down “moderately” its pace of asset purchases in the fourth quarter of 2021. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond-buying program. In June 2021, the Bank of England said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19 relief program by at least six months.

Short-term U.S. Treasury yields moved higher, whereas long-term yields declined during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.71%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 2.17%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generally produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.38%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.38%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.32%.

Despite periods of volatility, global equities, in aggregate, produced solid results. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.18%, partially fueled by strong investor demand. Global equities, as represented by the MSCI World Index, returned 7.74%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), gained 1.63% and European equities, as represented by the MSCI Europe Index (in EUR), returned 7.25%.

Commodity prices were volatile, but produced positive results. When the reporting period began, Brent crude oil was approximately $63 a barrel. Brent crude oil ended the reporting period at roughly $79 a barrel. We believe that a driver of the increase in oil price is stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, and several geopolitical events. The U.S. dollar strengthened against

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	3

Chairman’s Letter (Cont.)

several major currencies. For example, the U.S. dollar returned 1.28%, 2.24% and 0.51% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO COMMODITIESPLUS® STRATEGY FUND

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, changes in interest rates, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives,

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	5

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact of the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which in intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C

6	PIMCO COMMODITIESPLUS® STRATEGY FUND

shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expirations or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status

PIMCO CommoditiesPLUS® Strategy Fund	05/28/10	05/28/10	05/28/10	04/27/18	—	05/28/10	05/28/10	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	7

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

8	PIMCO COMMODITIESPLUS® STRATEGY FUND

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	9

PIMCO CommoditiesPLUS® Strategy Fund

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/28/10)
PIMCO CommoditiesPLUS® Strategy Fund Institutional Class	21.97%	61.34%	9.19%	0.26%	1.86%
PIMCO CommoditiesPLUS® Strategy Fund I-2	22.01%	61.52%	9.12%	0.16%	1.76%
PIMCO CommoditiesPLUS® Strategy Fund I-3	21.99%	61.15%	9.03%	0.11%	1.71%
PIMCO CommoditiesPLUS® Strategy Fund Class A	21.70%	60.62%	8.72%	(0.22)%	1.38%
PIMCO CommoditiesPLUS® Strategy Fund Class A (adjusted)	15.04%	51.92%	7.49%	(0.78)%	0.88%
PIMCO CommoditiesPLUS® Strategy Fund Class C	21.24%	59.62%	7.93%	(0.95)%	0.63%
PIMCO CommoditiesPLUS® Strategy Fund Class C (adjusted)	20.61%	58.79%	7.93%	(0.95)%	0.63%
Credit Suisse Commodity Benchmark	22.42%	60.35%	8.64%	(0.86)%	0.59%
Lipper Commodities General Funds Average	18.91%	44.15%	4.86%	(2.38)%	(1.52)%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦Average annual total return since 05/31/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 0.97% for the Institutional Class shares, 1.07% for I-2 shares, 1.17% for I-3 shares, 1.42% for Class A shares and 2.17% for Class C shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO COMMODITIESPLUS® STRATEGY FUND

Institutional Class - PCLIX	I-2 - PCLPX	I-3 - PCLNX
Class A - PCLAX	Class C - PCPCX

Allocation Breakdown as of September 30, 2021†§

Short-Term Instruments‡	70.2%
U.S. Government Agencies	9.2%
Commodities	7.0%
U.S. Treasury Obligations	6.8%
Asset-Backed Securities	2.0%
Sovereign Issues	1.8%
Corporate Bonds & Notes	1.6%
Non-Agency Mortgage-Backed Securities	1.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommoditiesPLUS® Strategy Fund seeks total return which exceeds that of its benchmark consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to broad commodities contributed to absolute performance as broad commodities, as measured by the Credit Suisse Commodity Benchmark Index, posted gains.

»	Overweight exposure to emissions contributed to relative performance, as these commodities outperformed broader commodities.

»	Overweight exposure to non-agency mortgage-backed securities (MBS) contributed to relative performance, as spreads tightened.
»	Cash management strategies contributed to relative performance.

»	Underweight exposure to United Kingdom breakeven inflation (BEI) spreads detracted from relative performance, as United Kingdom BEI spreads moved higher.

»	Exposure to agency MBS detracted from relative performance, as spreads widened.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	11

Expense Example PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2021 to September 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,219.70	$4.12	$1,000.00	$1,021.36	$3.75	0.74%
I-2	1,000.00	1,220.10	4.68	1,000.00	1,020.86	4.26	0.84
I-3	1,000.00	1,219.90	4.95	1,000.00	1,020.61	4.51	0.89
Class A	1,000.00	1,217.00	6.61	1,000.00	1,019.10	6.02	1.19
Class C	1,000.00	1,212.40	10.76	1,000.00	1,015.34	9.80	1.94

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO COMMODITIESPLUS® STRATEGY FUND

Benchmark Descriptions

Index*	Benchmark Description

Credit Suisse Commodity Benchmark	The Credit Suisse Commodity Benchmark is an unmanaged index composed of futures contracts on a number of physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	13

Financial Highlights PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

04/01/2021 - 09/30/2021+	$11.26	$0.01	$2.07	$2.08	$(5.76)	$0.00	$(5.76)

03/31/2021~	6.58	0.01	4.71	4.72	(0.04)	0.00	(0.04)

03/31/2020~	10.86	0.16	(4.18)	(4.02)	(0.26)	0.00	(0.26)

03/31/2019~	12.90	0.20	(0.44)	(0.24)	(1.80)	0.00	(1.80)

03/31/2018~	12.50	0.16	1.78	1.94	(1.54)	0.00	(1.54)

03/31/2017~	10.74	0.14	1.68	1.82	(0.06)	0.00	(0.06)

I-2

04/01/2021 - 09/30/2021+	11.19	0.00	2.07	2.07	(5.76)	0.00	(5.76)

03/31/2021~	6.54	(0.01)	4.70	4.69	(0.04)	0.00	(0.04)

03/31/2020~	10.80	0.16	(4.18)	(4.02)	(0.24)	0.00	(0.24)

03/31/2019~	12.84	0.18	(0.44)	(0.26)	(1.78)	0.00	(1.78)

03/31/2018~	12.46	0.14	1.78	1.92	(1.54)	0.00	(1.54)

03/31/2017~	10.70	0.14	1.68	1.82	(0.06)	0.00	(0.06)

I-3

04/01/2021 - 09/30/2021+	11.17	0.00	2.06	2.06	(5.75)	0.00	(5.75)

03/31/2021~	6.54	(0.01)	4.67	4.66	(0.03)	0.00	(0.03)

03/31/2020~	10.78	0.16	(4.16)	(4.00)	(0.24)	0.00	(0.24)

04/27/2018 - 03/31/2019~	13.32	0.16	(0.90)	(0.74)	(1.80)	0.00	(1.80)

Class A

04/01/2021 - 09/30/2021+	11.06	(0.01)	2.02	2.01	(5.74)	0.00	(5.74)

03/31/2021~	6.48	(0.04)	4.64	4.60	(0.02)	0.00	(0.02)

03/31/2020~	10.68	0.12	(4.12)	(4.00)	(0.20)	0.00	(0.20)

03/31/2019~	12.72	0.16	(0.46)	(0.30)	(1.74)	0.00	(1.74)

03/31/2018~	12.34	0.10	1.76	1.86	(1.48)	0.00	(1.48)

03/31/2017~	10.62	0.08	1.66	1.74	(0.02)	0.00	(0.02)

14	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.58	21.97%	$1,350,152	0.74	%*	0.95	%*	0.74	%*	0.95	%*	0.14	%*	298%

11.26	71.97	1,394,694	0.74		0.97		0.74		0.97		0.08		560

6.58	(37.85)	1,685,272	0.78		1.01		0.74		0.97		1.65		514

10.86	(1.65)	1,894,616	0.81		1.01		0.74		0.94		1.73		322

12.90	17.51	2,899,059	0.77		0.96		0.74		0.93		1.33		105

12.50	17.05	2,072,343	0.75		0.92		0.74		0.91		1.20		211

7.50	22.01	1,398,195	0.84	*	1.05	*	0.84	*	1.05	*	0.05	*	298

11.19	71.87	1,125,181	0.84		1.07		0.84		1.07		(0.06)		560

6.54	(37.94)	519,367	0.88		1.11		0.84		1.07		1.55		514

10.80	(1.75)	695,533	0.91		1.11		0.84		1.04		1.60		322

12.84	17.30	423,647	0.87		1.06		0.84		1.03		1.21		105

12.46	16.99	152,612	0.85		1.02		0.84		1.01		1.12		211

7.48	21.99	22,360	0.89	*	1.15	*	0.89	*	1.15	*	0.03	*	298

11.17	71.47	22,592	0.89		1.17		0.89		1.17		(0.10)		560

6.54	(37.85)	13,977	0.93		1.21		0.89		1.17		1.51		514

10.78	(5.40)	22,023	0.96	*	1.21	*	0.89	*	1.14	*	1.56	*	322

7.33	21.70	93,370	1.19	*	1.40	*	1.19	*	1.40	*	(0.30	)*	298

11.06	71.06	92,269	1.19		1.42		1.19		1.42		(0.40)		560

6.48	(38.03)	54,682	1.23		1.46		1.19		1.42		1.23		514

10.68	(2.14)	103,029	1.26		1.46		1.19		1.39		1.30		322

12.72	17.07	140,771	1.22		1.41		1.19		1.38		0.89		105

12.34	16.41	46,231	1.23	(f)	1.40	(f)	1.22	(f)	1.39	(f)	0.73		211

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	15

Financial Highlights PIMCO CommoditiesPLUS® Strategy Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Class C

04/01/2021 - 09/30/2021+	$10.48	$(0.04)	$1.89	$1.85	$(5.73)	$0.00	$(5.73)

03/31/2021~	6.16	(0.09)	4.41	4.32	0.00	0.00	0.00

03/31/2020~	10.18	0.04	(3.92)	(3.88)	(0.14)	0.00	(0.14)

03/31/2019~	12.22	0.06	(0.42)	(0.36)	(1.68)	0.00	(1.68)

03/31/2018~	11.96	0.02	1.68	1.70	(1.44)	0.00	(1.44)

03/31/2017~	10.34	(0.00)	1.62	1.62	(0.00)	0.00	(0.00)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
~	A one for two reverse share split, effective March 26, 2021, has been retroactively applied. See Note 14 in the Notes to Financial Statements.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.

16	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$6.60	21.24%	$7,053	1.94	%*	2.15	%*	1.94	%*	2.15	%*	(1.05)%*	298%

10.48	70.23	4,976	1.94		2.17		1.94		2.17		(1.14)	560

6.16	(38.61)	4,717	1.98		2.21		1.94		2.17		0.49	514

10.18	(2.88)	11,991	2.01		2.21		1.94		2.14		0.53	322

12.22	16.04	12,340	1.97		2.16		1.94		2.13		0.13	105

11.96	15.67	9,766	1.98	(f)	2.15	(f)	1.97	(f)	2.14	(f)	(0.02)	211

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	17

Consolidated Statement of Assets and Liabilities PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$2,400,024
Investments in Affiliates	880,272

Financial Derivative Instruments
Exchange-traded or centrally cleared	8,552
Over the counter	81,369
Deposits with counterparty	5,004
Foreign currency, at value	2,283
Receivable for investments sold	1,964
Receivable for investments sold on a delayed-delivery basis	570
Receivable for TBA investments sold	309,332
Receivable for Fund shares sold	3,675
Interest and/or dividends receivable	1,519
Dividends receivable from Affiliates	340
Reimbursement receivable from PIMCO	445
Other assets	61

Total Assets	3,695,410

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$15,354

Financial Derivative Instruments
Exchange-traded or centrally cleared	21,086
Over the counter	21,208
Payable for investments purchased	138,823
Payable for investments in Affiliates purchased	340
Payable for investments purchased on a delayed-delivery basis	266
Payable for TBA investments purchased	573,818
Deposits from counterparty	47,856
Payable for Fund shares redeemed	2,961
Overdraft due to custodian	291
Accrued investment advisory fees	1,426
Accrued supervisory and administrative fees	824
Accrued distribution fees	4
Accrued servicing fees	20
Other liabilities	3

Total Liabilities	824,280

Net Assets	$2,871,130

Net Assets Consist of:

Paid in capital	$2,378,333
Distributable earnings (accumulated loss)	492,797

Net Assets	$2,871,130

Cost of investments in securities	$2,352,227
Cost of investments in Affiliates	$878,552
Cost of foreign currency held	$2,292
Proceeds received on short sales	$15,341
Cost or premiums of financial derivative instruments, net	$1,336

* Includes repurchase agreements of:	$230,158

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

September 30, 2021 (Unaudited)

Net Assets:

Institutional Class	$1,350,152
I-2	1,398,195
I-3	22,360
Class A	93,370
Class C	7,053

Shares Issued and Outstanding:

Institutional Class	178,060
I-2	186,457
I-3	2,989
Class A	12,737
Class C	1,069

Net Asset Value Per Share Outstanding(a):

Institutional Class	$7.58
I-2	7.50
I-3	7.48
Class A	7.33
Class C	6.60

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	19

Consolidated Statement of Operations PIMCO CommoditiesPLUS® Strategy Fund

Six Months Ended September 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$9,799
Dividends from Investments in Affiliates	2,223
Total Income	12,022

Expenses:

Investment advisory fees	8,619
Supervisory and administrative fees	4,965
Distribution fees - Class C	24
Servicing fees - Class A	122
Servicing fees - Class C	8
Trustee fees	6
Interest expense	32
Total Expenses	13,776
Waiver and/or Reimbursement by PIMCO	(2,796)
Net Expenses	10,980

Net Investment Income (Loss)	1,042

Net Realized Gain (Loss):

Investments in securities	22,014
Investments in Affiliates	10
Exchange-traded or centrally cleared financial derivative instruments	10,985
Over the counter financial derivative instruments	389,685
Short sales	(3,283)
Foreign currency	(174)

Net Realized Gain (Loss)	419,237

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(16,050)
Investments in Affiliates	(582)
Exchange-traded or centrally cleared financial derivative instruments	(34,005)
Over the counter financial derivative instruments	177,431
Short sales	(155)
Foreign currency assets and liabilities	(103)

Net Change in Unrealized Appreciation (Depreciation)	126,536

Net Increase (Decrease) in Net Assets Resulting from Operations	$546,815

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands†)	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,042	$435
Net realized gain (loss)	419,237	1,263,852
Net change in unrealized appreciation (depreciation)	126,536	159,620

Net Increase (Decrease) in Net Assets Resulting from Operations	546,815	1,423,907

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(617,898)	(9,452)
I-2	(616,578)	(3,430)
I-3	(19,265)	(64)
Administrative Class	N/A	(10	)(a)
Class A	(50,241)	(154)
Class C	(3,324)	(3)

Total Distributions(b)	(1,307,306)	(13,113)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	991,909	(1,051,950)

Total Increase (Decrease) in Net Assets	231,418	358,844

Net Assets:

Beginning of period	2,639,712	2,280,868
End of period	$2,871,130	$2,639,712

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Administrative Class Shares liquidated at the close of business on March 12, 2021.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	21

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 83.6%

CORPORATE BONDS & NOTES 1.9%

BANKING & FINANCE 0.6%

Ally Financial, Inc.
8.000% due 11/01/2031		$1,424	$2,056

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		201	198

Banca Monte dei Paschi di Siena SpA
5.375% due 01/18/2028 •	EUR	500	440

Deutsche Bank AG
4.250% due 10/14/2021		$4,805	4,810

Ford Motor Credit Co. LLC
0.999% (US0003M + 0.880%) due 10/12/2021 ~		4,894	4,894

Natwest Group PLC
1.682% (US0003M + 1.550%) due 06/25/2024 ~		3,203	3,271
4.519% due 06/25/2024 •		2,047	2,179

			17,848

INDUSTRIALS 1.1%

Bayer U.S. Finance LLC
3.000% due 10/08/2021		1,300	1,300

Bristol-Myers Squibb Co.
3.250% due 08/15/2022		178	183

Charter Communications Operating LLC
4.464% due 07/23/2022		2,661	2,729

Danone S.A.
2.077% due 11/02/2021		4,449	4,449

Delta Air Lines, Inc.
3.625% due 03/15/2022		4,894	4,938

ERAC USA Finance LLC
2.600% due 12/01/2021		712	713

GATX Corp.
0.841% (US0003M + 0.720%) due 11/05/2021 ~		6,407	6,412

Imperial Brands Finance PLC
3.750% due 07/21/2022		200	204

JT International Financial Services BV
3.500% due 09/28/2023		200	212

Komatsu Finance America, Inc.
2.437% due 09/11/2022		1,780	1,813

McDonald’s Corp.
0.562% (US0003M + 0.430%) due 10/28/2021 ~		8,098	8,100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sabine Pass Liquefaction LLC
5.750% due 05/15/2024	$100	$111

Toyota Industries Corp.
3.110% due 03/12/2022	200	202

TransCanada PipeLines Ltd.
3.750% due 10/16/2023	89	94

		31,460

UTILITIES 0.2%

AT&T, Inc.
2.550% due 12/01/2033	378	372

British Transco International Finance BV
0.000% due 11/04/2021 (d)	530	530

Verizon Communications, Inc.
2.355% due 03/15/2032	379	375
4.016% due 12/03/2029	2,302	2,610

		3,887

Total Corporate Bonds & Notes (Cost $52,181)		53,195

U.S. GOVERNMENT AGENCIES 10.5%

Fannie Mae
0.516% due 10/25/2036 •	16	17
0.536% due 08/25/2037 •	553	560
2.069% due 05/01/2038 •	2,861	3,025
2.125% due 04/24/2026 (h)	5,695	5,999

Freddie Mac
0.464% due 07/15/2036 •	202	204
0.534% due 05/15/2032 - 09/15/2042 •	1,563	1,579
0.684% due 12/15/2037 •	171	174
0.704% due 10/15/2037 •	455	463

Ginnie Mae
0.288% due 10/16/2053 ~(a)	1,252	5
0.382% due 08/20/2068 •	3,463	3,427
0.386% due 10/20/2043 •	3,258	3,252

Small Business Administration
4.840% due 05/01/2025	37	39
4.990% due 09/01/2024	32	33
5.160% due 02/01/2028	28	30
5.310% due 05/01/2027	56	61
5.510% due 11/01/2027	26	28
5.820% due 06/01/2026	37	39
5.870% due 07/01/2028	19	21
6.020% due 08/01/2028	11	12
6.770% due 11/01/2028	51	58

Uniform Mortgage-Backed Security
3.500% due 02/01/2045 - 03/01/2048	1,986	2,116

22	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
4.000% due 11/01/2051	$260,500	$279,412

Total U.S. Government Agencies (Cost $299,850)		300,554

U.S. TREASURY OBLIGATIONS 7.8%

U.S. Treasury Bonds
3.000% due 05/15/2045	2,010	2,365

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022	100	101
0.125% due 07/15/2026	4,694	5,123
0.250% due 07/15/2029 (h)	1,066	1,187
0.375% due 07/15/2023	317	334
0.375% due 07/15/2025 (h)	23,941	26,134
0.375% due 01/15/2027 (j)	169	187
0.500% due 01/15/2028	6,745	7,556
0.750% due 02/15/2042	2,077	2,533
0.875% due 02/15/2047	1,882	2,415
1.000% due 02/15/2049	908	1,219
1.375% due 02/15/2044 (h)	3,584	4,928
1.375% due 02/15/2044	8,827	12,138
2.125% due 02/15/2040	1,315	1,959
2.125% due 02/15/2041	117	177
2.500% due 01/15/2029 (h)	33,500	42,935
3.375% due 04/15/2032	1,118	1,637
3.875% due 04/15/2029	2,340	3,265

U.S. Treasury Notes
1.625% due 05/15/2026	25,577	26,386
2.000% due 02/15/2025	33,704	35,261
2.750% due 02/15/2024	42,010	44,386

Total U.S. Treasury Obligations (Cost $201,156)		222,226

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.6%

Adjustable Rate Mortgage Trust
2.908% due 07/25/2035 ~	103	107

Banc of America Funding Trust
2.938% due 05/20/2036 ^~	272	278

Bear Stearns Adjustable Rate Mortgage Trust
2.691% due 01/25/2035 ~	128	135

Bear Stearns ALT-A Trust
4.353% due 07/25/2035 ^~	617	526

Bear Stearns Structured Products, Inc. Trust
2.708% due 01/26/2036 ^~	64	55

Chase Mortgage Finance Trust
2.368% due 02/25/2037 ~	101	103
2.781% due 02/25/2037 ~	80	84
5.500% due 12/25/2022 ^	350	200

ChaseFlex Trust
6.300% due 06/25/2036 ^~	56	55

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.366% due 01/25/2035 •		$3	$3

Citigroup Mortgage Loan Trust
2.520% due 11/25/2035 •		47	48

Countrywide Alternative Loan Trust
6.000% due 03/25/2037 ^		5,814	3,309
6.500% due 09/25/2037 ^		1,438	828

Countrywide Home Loan Mortgage Pass-Through Trust
2.647% due 08/20/2035 ^~		1,339	1,333
2.773% due 11/20/2034 ~		242	247

Eurosail PLC
1.017% due 06/13/2045 •	GBP	1,347	1,814

First Horizon Alternative Mortgage Securities Trust
2.566% due 04/25/2035 ~		$227	243

GSR Mortgage Loan Trust
2.805% due 11/25/2035 ~		87	89
2.859% due 09/25/2035 ~		7	8

HarborView Mortgage Loan Trust
0.217% due 03/19/2037 •		694	653
0.292% due 12/19/2036 •		7,684	7,294
0.707% due 11/19/2035 •		551	496
0.767% due 06/20/2035 •		385	382

HomeBanc Mortgage Trust
0.746% due 10/25/2035 •		59	59

IndyMac Mortgage Loan Trust
0.506% due 07/25/2036 •		862	841
2.728% due 11/25/2035 ^~		169	156

JP Morgan Alternative Loan Trust
6.810% due 08/25/2036 ^þ		1,900	1,863

JP Morgan Mortgage Trust
2.299% due 07/25/2035 ~		52	55
2.696% due 04/25/2035 ~		6	6

MASTR Adjustable Rate Mortgages Trust
2.731% due 11/21/2034 ~		117	119

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.824% due 09/15/2030 •		80	81

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.564% due 06/15/2030 •		6	6

Merrill Lynch Mortgage Investors Trust
1.740% due 05/25/2036 ~		3	3
2.067% due 12/25/2034 ~		61	63
3.018% due 06/25/2035 ~		149	153

Natixis Commercial Mortgage Securities Trust
0.834% due 02/15/2033 •		3,584	3,585

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.846% due 12/25/2035 •		4,592	4,653

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	23

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
0.446% due 06/25/2046 •		$104	$33
6.000% due 09/25/2036		185	177
6.000% due 09/25/2036 ^		484	463

Residential Asset Securitization Trust
6.500% due 09/25/2036 ^		7,326	3,979

Structured Adjustable Rate Mortgage Loan Trust
1.036% due 11/25/2034 •		544	539

Structured Asset Mortgage Investments Trust
0.506% due 05/25/2036 •		84	75
0.767% due 05/19/2035 •		40	39

Thornburg Mortgage Securities Trust
1.529% due 03/25/2037 ^•		2,169	2,049

Towd Point Mortgage Funding PLC
1.097% due 10/20/2051 •	GBP	5,966	8,106

WaMu Mortgage Pass-Through Certificates Trust
0.826% due 11/25/2034 •		$190	185
0.826% due 01/25/2045 •		320	322
0.886% due 01/25/2045 •		225	227
2.470% due 10/25/2034 ~		28	28
2.577% due 06/25/2034 ~		30	31
2.749% due 01/25/2035 ~		35	36

Wells Fargo Mortgage-Backed Securities Trust
2.800% due 04/25/2036 ~		206	203

Total Non-Agency Mortgage-Backed Securities (Cost $47,670)			46,425

ASSET-BACKED SECURITIES 2.3%

ACE Securities Corp. Home Equity Loan Trust
0.956% due 05/25/2035 •		745	743
0.986% due 12/25/2034 •		439	435

Asset-Backed Securities Corp. Home Equity Loan Trust
0.316% due 11/25/2036 •		5,873	5,714

Atrium Corp.
0.968% due 04/22/2027 •		2,564	2,565

Babson Euro CLO DAC
0.271% due 10/25/2029 •	EUR	222	257

Bear Stearns Asset-Backed Securities Trust
0.746% due 02/25/2036 •		$7,641	7,313
1.086% due 09/25/2046 •		333	314

Carlyle Global Market Strategies Euro CLO DAC
1.200% due 09/21/2029	EUR	182	211

Catamaran CLO Ltd.
0.979% due 01/27/2028 •		$1,311	1,311

Countrywide Asset-Backed Certificates
1.121% due 12/25/2035 •		2,314	2,322

Countrywide Asset-Backed Certificates Trust
1.811% due 11/25/2034 •		2,519	2,561

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust, Inc.
0.866% due 11/25/2034 •		$150	$150
0.941% due 08/25/2034 •		41	41

Dryden Senior Loan Fund
1.026% due 10/15/2027 •		3,313	3,313

Fremont Home Loan Trust
0.226% due 01/25/2037 •		1,787	1,191
0.326% due 10/25/2036 •		5,931	3,521

GSAMP Trust
0.286% due 11/25/2036 •		823	513

Halcyon Loan Advisors Funding Ltd.
1.054% due 04/20/2027 •		73	74

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.136% due 11/25/2034 •		175	175

Jubilee CLO BV
0.256% due 12/15/2029 •	EUR	1,899	2,194

KVK CLO Ltd.
1.033% due 01/14/2028 •		$149	149

Massachusetts Educational Financing Authority
1.075% due 04/25/2038 •		516	518

Morgan Stanley ABS Capital, Inc. Trust
1.121% due 07/25/2035 •		6,616	6,625

North Carolina State Education Assistance Authority
0.886% due 07/25/2039 •		3,264	3,275

OCP CLO Ltd.
0.926% due 07/15/2027 •		251	251
0.945% due 10/26/2027 •		1,194	1,195

Option One Mortgage Loan Trust
0.226% due 01/25/2037 •		2,000	1,542
0.226% due 03/25/2037 •		1,638	1,260

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.061% due 10/25/2034 •		2	2

Saxon Asset Securities Trust
0.396% due 09/25/2037 •		781	772

SLM Student Loan Trust
1.625% due 04/25/2023 •		1,719	1,734

Soundview Home Loan Trust
1.036% due 10/25/2037 •		932	861

Structured Asset Securities Corp. Mortgage Loan Trust
1.586% due 04/25/2035 •		67	68

TICP CLO Ltd.
0.974% due 04/20/2028 •		11,753	11,763

Venture CLO Ltd.
1.006% due 07/15/2027 •		935	935

Wind River CLO Ltd.
0.996% due 10/15/2027 •		29	29

Total Asset-Backed Securities (Cost $63,974)			65,897

24	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.1%

New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	3,131	$2,354

United Kingdom Gilt
1.250% due 11/22/2027 (e)	GBP	33,053	58,031

Total Sovereign Issues (Cost $55,854)			60,385

		OUNCES
COMMODITIES 7.9%

Gold Warehouse Receipts		115,447	202,633

Platinum Warehouse Receipts		9,648	9,271

Silver Warehouse Receipts		727,751	16,024

Total Commodities (Cost $208,193)			227,928

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 49.5%

REPURCHASE AGREEMENTS (f) 8.0%
			230,158

U.S. TREASURY BILLS 32.0%
0.050% due 12/02/2021 - 03/31/2022 (b)(c)(d)(h)(j)		$919,600	919,452

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 9.5%
0.044% due 01/04/2022 - 02/01/2022 (b)(c)(d)(h)	$273,800	$273,804

Total Short-Term Instruments (Cost $1,423,349)		1,423,414

Total Investments in Securities (Cost $2,352,227)		2,400,024

	SHARES
INVESTMENTS IN AFFILIATES 30.7%

SHORT-TERM INSTRUMENTS 30.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 30.7%

PIMCO Short Asset Portfolio	38,395,571	384,570

PIMCO Short-Term Floating NAV Portfolio III	50,263,865	495,702

Total Short-Term Instruments (Cost $878,552)		880,272

Total Investments in Affiliates (Cost $878,552)		880,272

Total Investments 114.3% (Cost $3,230,779)		$3,280,296

Financial Derivative Instruments (g)(i) 1.6% (Cost or Premiums, net $1,336)		47,627

Other Assets and Liabilities, net (15.9)%		(456,793)

Net Assets 100.0%		$2,871,130

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	25

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	09/30/2021	10/01/2021	$3,859	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	$(3,936)	$3,859	$3,859
	0.000	09/30/2021	10/01/2021	4,199	U.S. Treasury Notes 0.125% due 12/31/2022	(4,283)	4,199	4,199
JPS	0.050	09/30/2021	10/05/2021	38,200	U.S. Treasury Bills 0.000% due 07/14/2022	(38,977)	38,200	38,200
MBC	0.040	09/30/2021	10/01/2021	90,300	U.S. Treasury Notes 0.250% - 1.625% due 07/31/2025 - 05/15/2026	(93,310)	90,300	90,300
	0.040	09/30/2021	10/01/2021	93,600	U.S. Treasury Notes 0.375% - 2.250% due 04/15/2024 - 11/15/2024	(96,652)	93,600	93600

Total Repurchase Agreements						$(237,158)	$230,158	$230,158

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.5)%
Uniform Mortgage-Backed Security, TBA	3.500%	11/01/2051	$14,500	$(15,341)	$(15,354)

Total Short Sales (0.5)%				$(15,341)	$(15,354)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$8,058	$0	$0	$8,058	$(8,219)	$(161)
JPS	38,200	0	0	38,200	(38,977)	(777)
MBC	183,900	0	0	183,900	(189,962)	(6,062)

Total Borrowings and Other Financing Transactions	$230,158	$0	$0

26	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(771) at a weighted average interest rate of (0.089%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - NYMEX Crude Calendar Spread December Futures	$0.300	11/18/2021	9	$9	$0	$0
Put - NYMEX Crude Calendar Spread November Futures	0.300	10/19/2021	9	9	1	0

Total Purchased Options					$1	$0

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Call - CMX Gold December 2021 Futures	$2,500.000	11/23/2021	158	$	16	$(890)	$(1)
Call - CMX Gold December 2021 Futures	4,000.000	11/23/2021	96		10	(93)	(1)
Call - IFED California Carbon Allowance December 2021 Futures	25.000	12/15/2021	59		59	(14)	(200)
Call - IFED California Carbon Allowance December 2021 Futures	30.000	12/15/2021	44		44	(36)	(62)
Put - LME Copper December 2022 Futures	8,050.000	12/07/2022	10		0	(138)	(167)
Call - LME Copper December 2022 Futures	12,400.000	12/07/2022	10		0	(97)	(54)
Call - NYMEX Crude Calendar Spread December Futures	0.300	11/18/2021	9		9	(1)	(3)
Call - NYMEX Crude Calendar Spread November Futures	0.300	10/19/2021	9		9	(1)	(1)
Call - NYMEX Crude December 2021 Futures	40.000	11/16/2021	107		107	(647)	(3,715)
Call - NYMEX Crude December 2021 Futures	76.000	11/16/2021	120		120	(165)	(366)
Call - NYMEX Crude December 2021 Futures	76.500	11/16/2021	120		120	(143)	(340)
Call - NYMEX Crude December 2021 Futures	77.500	11/16/2021	120		120	(152)	(292)
Call - NYMEX Crude December 2021 Futures	80.000	11/16/2021	120		120	(139)	(197)
Call - NYMEX Crude November 2021 Futures	70.000	10/15/2021	108		108	(111)	(603)
Call - NYMEX Crude November 2021 Futures	72.000	10/15/2021	60		60	(63)	(239)
Call - NYMEX Crude November 2021 Futures	72.500	10/15/2021	192		192	(232)	(693)
Call - NYMEX Crude November 2021 Futures	73.500	10/15/2021	108		108	(127)	(317)

Total Written Options						$(3,049)	$(7,251)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Arabica Coffee March Futures	03/2022	10	$738	$35	$2	$0
Brent 1st Line vs. Dubai 1st Line April Futures	04/2023	34	78	35	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	27

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent 1st Line vs. Dubai 1st Line August Futures	08/2023	34	$74	$31	$0	$0
Brent 1st Line vs. Dubai 1st Line December Futures	12/2023	34	71	28	0	0
Brent 1st Line vs. Dubai 1st Line February Futures	02/2023	34	79	37	0	0
Brent 1st Line vs. Dubai 1st Line January Futures	01/2023	34	80	37	0	0
Brent 1st Line vs. Dubai 1st Line July Futures	07/2023	34	75	32	0	0
Brent 1st Line vs. Dubai 1st Line June Futures	06/2023	34	76	33	0	0
Brent 1st Line vs. Dubai 1st Line March Futures	03/2023	34	79	36	0	0
Brent 1st Line vs. Dubai 1st Line May Futures	05/2023	34	77	34	0	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2023	34	72	29	0	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2023	34	72	30	0	0
Brent 1st Line vs. Dubai 1st Line September Futures	09/2023	34	73	31	0	0
Brent Crude December Futures	10/2022	122	8,700	(26)	0	(9)
Brent Crude December Futures	10/2023	48	3,205	232	0	(13)
Brent Crude December Futures	10/2024	231	14,634	2,019	0	(92)
Brent Crude January Futures	11/2021	129	10,001	(52)	25	0
Brent Crude June Futures	04/2022	1,653	122,801	11,128	67	0
Brent Crude March Futures	01/2022	632	48,070	9,601	70	(38)
California Carbon Allowance Future Vintage December Futures	12/2021	1,636	44,843	14,878	262	0
California Carbon Allowance Vintage December Futures	12/2022	661	18,878	3,328	119	0
Chicago Ethanol (Platts) December Futures	12/2021	4	312	0	1	0
Chicago Ethanol (Platts) February Futures	02/2022	70	5,380	(208)	22	0
Chicago Ethanol (Platts) January Futures	01/2022	69	5,282	(233)	22	0
Chicago Ethanol (Platts) March Futures	03/2022	71	5,487	(188)	22	0
Chicago Ethanol (Platts) November Futures	11/2021	1	81	(3)	0	0
Chicago Ethanol (Platts) October Futures	10/2021	2	177	9	0	0
Cocoa December Futures	12/2021	80	2,122	184	50	0
Copper December Futures	12/2021	24	2,453	(157)	0	(66)
Cotton No. 2 March Futures	03/2022	38	1,974	276	60	0
Euro-BTP Italy Government Bond December Futures	12/2021	29	5,104	(61)	16	(17)
Gas Oil December Futures	12/2021	632	42,407	5,689	537	(21)
Gas Oil March Futures	03/2022	19	1,250	141	12	0
Hard Red Winter Wheat March Futures	03/2022	281	10,386	219	282	0
Henry Hub Natural Gas April Futures	03/2023	55	441	15	10	0
Henry Hub Natural Gas August Futures	07/2023	55	445	20	10	0
Henry Hub Natural Gas December Futures	11/2022	40	414	58	10	0
Henry Hub Natural Gas June Futures	05/2023	55	437	11	10	0
Henry Hub Natural Gas March Futures	02/2023	40	382	26	9	0
Henry Hub Natural Gas May Futures	04/2023	55	431	5	10	0
Henry Hub Natural Gas November Futures	10/2022	39	389	42	9	0
Henry Hub Natural Gas October Futures	09/2023	55	450	24	11	0
Henry Hub Natural Gas September Futures	08/2023	55	445	19	10	0
Henry Hub Natural Gas Swap February 2023 Futures	01/2023	35	362	51	8	0
Henry Hub Natural Gas Swap January 2023 Futures	12/2022	40	422	66	9	0
Henry Hub Natural Gas Swap July 2023 Futures	06/2023	55	443	18	10	0
ICE Carbon Emissions December Futures	12/2021	61	3,595	227	55	(63)
Iron Ore January Futures	01/2022	492	5,660	87	109	0
Lead January Futures	01/2022	19	994	(68)	0	(68)
Live Cattle February Futures December Futures	12/2021	144	7,242	(451)	0	(76)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap December Futures	12/2021	2	130	100	3	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap November Futures	11/2021	2	131	101	3	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap October Futures	10/2021	2	131	101	2	0
Natural Gas April Futures	03/2022	84	3,664	2,059	547	(58)
Natural Gas August Futures	07/2022	84	3,118	1,460	422	0
Natural Gas December Futures	11/2021	13	1,099	211	210	0
Natural Gas December Futures	11/2022	23	897	491	102	0
Natural Gas February Futures	01/2022	43	2,559	98	100	0

28	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Natural Gas July Futures	06/2022	84	$3,129	$1,470	$432	$0
Natural Gas June Futures	05/2022	84	3,042	1,437	432	0
Natural Gas March Futures	02/2022	15	828	211	53	0
Natural Gas May Futures	04/2022	84	3,185	1,527	445	0
Natural Gas May Futures	04/2022	471	18,011	3,178	471	0
Natural Gas November Futures	10/2021	24	1,957	290	290	0
Natural Gas November Futures	10/2022	23	863	471	98	0
Natural Gas October Futures	09/2022	23	880	475	102	0
Natural Gas September Futures	08/2022	84	3,042	1,437	405	0
New York Harbor March Futures	02/2022	15	1,438	142	18	0
Nickel January Futures	01/2022	15	1,614	(106)	0	(106)
RBOB Gasoline March Futures	02/2022	13	1,170	115	9	0
Soybean January Futures	01/2022	630	25,108	(744)	0	(814)
U.S. Treasury 5-Year Note December Futures	12/2021	345	42,346	(241)	30	0
U.S. Treasury 30-Year Bond December Futures	12/2021	126	20,062	(538)	16	0
Wheat July Futures	07/2022	34	1,227	28	18	0
White Sugar March Futures	02/2022	524	13,514	242	225	0
WTI Crude December Futures	11/2021	471	35,184	2,763	94	0
WTI Crude December Futures	11/2022	573	38,792	3,838	0	(46)
WTI Crude June Futures	05/2023	2,308	149,397	13,882	0	(392)
WTI Crude June Futures	05/2024	34	2,049	124	0	(13)
WTI Crude March Futures	02/2023	281	18,574	1,172	0	(37)
WTI Crude November Futures	10/2021	312	23,409	819	62	0
WTI Crude September Futures	08/2022	281	19,470	1,379	0	(9)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2021	25	26	(36)	1	0
WTI Houston (Argus) vs. WTI Trade November Futures	10/2021	25	29	(33)	1	0
Zinc January Futures	01/2022	7	523	(9)	0	(9)

				$85,268	$6,440	$(1,947)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum January Futures	01/2022	35	$(2,495)	$(26)	$0	$(26)
Arabica Coffee December Futures	12/2021	35	(2,546)	(220)	0	(8)
Brent 1st Line vs. Dubai 1st Line April Futures	04/2022	20	(50)	1	0	0
Brent 1st Line vs. Dubai 1st Line August Futures	08/2022	20	(48)	3	0	0
Brent 1st Line vs. Dubai 1st Line December Futures	12/2022	20	(46)	5	0	0
Brent 1st Line vs. Dubai 1st Line February Futures	02/2022	20	(52)	(1)	0	0
Brent 1st Line vs. Dubai 1st Line January Futures	01/2022	20	(53)	(2)	0	(1)
Brent 1st Line vs. Dubai 1st Line July Futures	07/2022	20	(48)	3	0	0
Brent 1st Line vs. Dubai 1st Line June Futures	06/2022	20	(49)	3	0	0
Brent 1st Line vs. Dubai 1st Line March Futures	03/2022	20	(51)	0	0	0
Brent 1st Line vs. Dubai 1st Line May Futures	05/2022	20	(49)	2	0	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2022	20	(47)	5	0	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2022	20	(47)	4	0	0
Brent 1st Line vs. Dubai 1st Line September Futures	09/2022	20	(48)	4	0	0
Brent Crude December Futures	10/2021	695	(54,425)	(3,670)	62	(153)
Brent Crude June Futures	04/2023	2,308	(158,975)	(19,057)	438	0
Brent Crude June Futures	04/2024	34	(2,211)	(121)	11	0
Brent Crude September Futures	07/2022	72	(5,237)	(275)	1	0
California Carbon Allowance Current Auction Clearing Price February Futures	02/2022	36	0	(13)	0	0
Call Options Strike @ USD 72.000 on Brent Crude December 2021 Futures(1)	10/2021	108	(765)	(622)	0	(20)
Call Options Strike @ USD 72.500 on Brent Crude December 2021 Futures(1)	10/2021	48	(320)	(259)	0	(10)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	29

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ USD 74.000 on Brent Crude December 2021 Futures(1)	10/2021	120	$(659)	$(501)	$0	$(24)
Call Options Strike @ USD 76.000 on Brent Crude December 2021 Futures(1)	10/2021	108	(442)	(313)	0	(22)
Call Options Strike @ USD 83.000 on Brent Crude January 2021 Futures(1)	11/2021	120	(234)	(5)	0	(30)
Call Options Strike @ USD 84.000 on Brent Crude January 2021 Futures(1)	11/2021	108	(183)	(12)	0	(26)
Call Options Strike @ USD 84.500 on Brent Crude January 2021 Futures(1)	11/2021	120	(190)	1	0	(29)
Call Options Strike @ USD 85.000 on Brent Crude January 2021 Futures(1)	11/2021	120	(176)	20	0	(28)
Coal April Futures	04/2022	2	(326)	(164)	0	(14)
Coal August Futures	08/2022	2	(292)	(129)	0	(15)
Coal December Futures	12/2022	2	(263)	(101)	0	(15)
Coal February Futures	02/2022	2	(382)	(219)	0	(22)
Coal January Futures	01/2022	2	(395)	(233)	0	(21)
Coal July Futures	07/2022	2	(294)	(132)	0	(14)
Coal June Futures	06/2022	2	(309)	(147)	0	(15)
Coal March Futures	03/2022	2	(367)	(205)	0	(22)
Coal May Futures	05/2022	2	(316)	(154)	0	(14)
Coal November Futures	11/2022	2	(272)	(109)	0	(14)
Coal October Futures	10/2022	2	(276)	(114)	0	(14)
Coal September Futures	09/2022	2	(290)	(127)	0	(15)
Cocoa March Futures	03/2022	19	(509)	(12)	0	(12)
Corn December Futures	12/2021	669	(17,954)	269	75	0
Corn December Futures	12/2022	45	(1,176)	(15)	0	(8)
Corn March Futures	03/2022	474	(12,905)	329	59	0
Euro-Bund 10-Year Bond December Futures	12/2021	63	(12,393)	178	24	(21)
Gold 100 oz. December Futures	12/2021	842	(147,939)	3,949	0	(2,871)
Hard Red Winter Wheat December Futures	12/2021	91	(3,329)	(85)	0	(91)
ICE Carbon Emissions December Futures	12/2021	11	(59)	(14)	7	(6)
Lean Hogs December Futures	12/2021	187	(6,388)	(496)	0	(135)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap December Futures	12/2021	2	(120)	(90)	0	(3)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap November Futures	11/2021	2	(121)	(91)	0	(3)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap October Futures	10/2021	2	(121)	(91)	0	(3)
Natural Gas April Futures	03/2022	317	(12,667)	(3,138)	0	(380)
Natural Gas December Futures	11/2021	5	(536)	(138)	0	(96)
Natural Gas February Futures	01/2022	111	(8,447)	(3,925)	0	(1,759)
Natural Gas January Futures	12/2021	111	(9,374)	(4,367)	0	(1,926)
Natural Gas January Futures	12/2021	94	(5,709)	(502)	0	(306)
Natural Gas March Futures	02/2022	111	(8,832)	(3,832)	0	(1,922)
Natural Gas October Futures	09/2022	154	(6,026)	(149)	0	(140)
Palladium December Futures	12/2021	5	(950)	205	0	(35)
Platinum January Futures	01/2022	193	(9,287)	88	0	(149)
Put Options Strike @ USD 50.000 on Brent Crude December 2021 Futures(1)	10/2021	36	(1)	49	0	0
Silver December Futures	12/2021	147	(16,205)	997	0	(413)
Soybean March Futures	03/2022	14	(890)	13	19	0
Soybean Meal March Futures	03/2022	37	(1,234)	56	45	0
Soybean Oil January Futures	01/2022	44	(1,546)	(42)	0	(18)
Soybean Oil March Futures	03/2022	13	(455)	(4)	0	(4)
Sugar No. 11 March Futures	02/2022	492	(11,208)	19	0	(342)
U.S. Treasury 10-Year Note December Futures	12/2021	1,113	(146,481)	1,828	0	(157)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	306	(58,465)	2,552	48	0
United Kingdom Long Gilt December Futures	12/2021	377	(63,572)	1,974	259	(46)

30	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Wheat December Futures	12/2021	91	$(3,301)	$(21)	$0	$(69)
Wheat March Futures	03/2022	274	(10,090)	4	0	(207)
WTI Crude December Futures	11/2022	1,171	(79,277)	(5,229)	94	(13)
WTI Crude December Futures	11/2023	48	(2,992)	(214)	14	0
WTI Crude December Futures	11/2024	231	(13,511)	(1,906)	109	0
WTI Crude June Futures	05/2022	1,901	(135,256)	(13,564)	0	(76)
WTI Crude March Futures	02/2022	38	(2,774)	(175)	0	(6)
WTI Midland vs WTI Trade December Futures	11/2021	25	(14)	19	0	(1)
WTI Midland vs WTI Trade November Futures	10/2021	25	(17)	16	0	(1)

				$(52,435)	$1,265	$(11,791)

Total Futures Contracts				$32,833	$7,705	$(13,738)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	12/21/2026		$6,900	$371	$(631)	$(260)	$0	$(8)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		8,800	455	(792)	(337)	0	(11)
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045	JPY	990	(3)	1	(2)	0	0
Receive	CPTFEMU	1.165	Maturity	12/15/2021	EUR	2,290	(27)	64	37	0	(6)
Receive	CPURNSA	2.069	Maturity	07/15/2022		$3,500	(67)	194	127	2	0
Pay	CPURNSA	2.243	Maturity	11/21/2026		39,000	2,165	(4,024)	(1,859)	25	0
Pay	UKRPI	3.850	Maturity	09/15/2024	GBP	38,100	2,329	(2,129)	200	105	0
Pay	UKRPI	3.350	Maturity	05/15/2030		13,500	760	(1,441)	(681)	173	0
Pay	UKRPI	3.475	Maturity	08/15/2030		35,700	372	(4,219)	(3,847)	427	0

Total Swap Agreements							$6,355	$(12,977)	$(6,622)	$732	$(25)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(2)			Market Value	Variation Margin Liability(2)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$7,820	$732	$8,552	$(7,251)	$(13,810)	$(25)	$(21,086)

(h)

Securities with an aggregate market value of $51,337 and cash of $5,004 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021.

(1)	Future styled option.
(2)	Unsettled variation margin asset of $115 and liability of $(72) for closed futures agreements is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	31

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2021	$		76,587		GBP	56,641	$0	$(269)
	11/2021		CAD	439	$		350	3	0
	11/2021		EUR	5,610			6,643	139	0
	11/2021		GBP	56,641			76,590	269	0
	11/2021	$		9,597		EUR	8,174	0	(121)
	07/2022		EUR	2,110	$		2,350	0	(108)
	07/2022	$		643		EUR	530	0	(25)
BPS	10/2021		GBP	1,731	$		2,391	59	0
	10/2021		MXN	503			25	0	0
	10/2021	$		1,180		GBP	862	0	(19)
	10/2021			25		MXN	503	0	(1)
	11/2021		EUR	1,696	$		1,996	30	0
	01/2022		MXN	503			25	1	0
	07/2022		EUR	2,040			2,333	0	(44)
	07/2022	$		333		EUR	275	0	(13)
CBK	10/2021		GBP	90	$		122	1	0
	10/2021		NZD	3,405			2,400	49	0
	10/2021	$		8,728		EUR	7,374	0	(187)
	10/2021			860		GBP	622	0	(22)
	11/2021		EUR	19,562	$		23,001	324	(1)
	11/2021	$		9,292		EUR	7,899	0	(135)
	11/2021			1,731		GBP	1,287	4	0
GLM	10/2021		GBP	879	$		1,218	34	0
	07/2022		EUR	4,091			5,071	305	0
	07/2022	$		10,650		EUR	8,723	0	(487)
	10/2022		EUR	166	$		189	0	(4)
	11/2022	$		800		EUR	648	0	(43)
	12/2022		EUR	1,192	$		1,484	90	0
HUS	10/2021		GBP	677			921	9	0
	11/2021		EUR	2,357			2,770	38	0
	11/2021	$		1,660		EUR	1,441	25	(16)
	12/2021			471			430	27	0
	07/2022		EUR	1,198	$		1,488	92	0
	07/2022	$		6,688		EUR	5,486	0	(296)
JPM	10/2021		EUR	385	$		437	0	(9)
	11/2021			526			601	1	(9)
	12/2021			430			489	0	(10)
	01/2022			170			191	0	(6)
	02/2022			154			174	0	(5)
	03/2022			164			185	0	(6)
	04/2022			156			176	0	(5)
	05/2022			154			174	0	(5)
	06/2022			146			166	0	(4)
	07/2022			8,813			10,356	164	(75)
	07/2022	$		1,387		EUR	1,135	0	(65)
	08/2022		EUR	153	$		174	0	(4)
	09/2022			150			171	0	(4)
	11/2022			166			190	0	(4)
	12/2022			176			201	0	(5)
MYI	10/2021	$		2,363		NZD	3,405	0	(12)
	11/2021		NZD	3,405	$		2,362	12	0
RBC	07/2022	$		8,903		EUR	7,545	0	(113)
SCX	10/2021		GBP	54,269	$		74,369	1,247	0
	11/2021	$		8,551		EUR	7,374	0	(4)

32	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
TOR	10/2021	$		422		EUR	385	$24	$0
UAG	11/2021		EUR	15,962	$		18,767	262	0

Total Forward Foreign Currency Contracts								$3,209	$(2,136)

PURCHASED OPTIONS:

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount(1)	Cost(2)	Market Value
BOA	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	06/16/2023	867	$106	$101
MYC	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000	06/16/2023	1,300	160	151

Total Purchased Options					$266	$252

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC Copper December Futures	$7,900.000	12/07/2022	1	$(260)	$(307)
	Put - OTC Copper December Futures	8,000.000	12/07/2022	1	(777)	(976)
	Call - OTC Copper December Futures	12,250.000	12/07/2022	1	(195)	(115)
	Call - OTC Copper December Futures	13,000.000	12/07/2022	1	(492)	(248)
	Call - OTC Eurobob Co. December 2021 Futures «	4.000	12/31/2021	18	(16)	(44)
	Put - OTC EUROBOBCO 4Q21 Futures «	1.000	12/31/2021	18	(16)	0

					$(1,756)	$(1,690)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	10,900	$(496)	$(20)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	18,600	(135)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	12,800	(89)	0

						$(720)	$(20)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Call - OTC BCOMTR Index	105.000	11/23/2021	57	$(42)	$(82)
	Put - OTC BCOMTR Index	90.000	12/14/2021	213	(167)	(94)
	Call - OTC BCOMTR Index	90.000	01/14/2022	192	(593)	(2,209)
JPM	Call - OTC BCOMTR Index	90.000	01/18/2022	98	(253)	(1,131)
MYC	Call - OTC BCOMTR Index	93.940	03/02/2022	92	(263)	(818)
UAG	Call - OTC BCOMTR Index	100.500	11/29/2021	23	(72)	(74)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	33

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Description	Strike Value	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC BCOMTR Index	100.500	11/29/2021	23	$(72)	$(68)
	Call - OTC BCOMTR Index	102.600	03/02/2022	122	(153)	(494)

					$(1,615)	$(4,970)

Total Written Options					$(4,091)	$(6,680)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit		Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	EBOBDTD CAL21	$	4.140	Maturity	12/31/2021	6,000	$5	$16	$21	$0
	Receive	EURMARGIN 1Q22		5.820	Maturity	03/31/2022	200,700	177	101	278	0
	Receive	EURMARGIN 4Q21		5.300	Maturity	12/31/2021	57,000	(19)	130	111	0
	Receive	EURMARGIN CAL21		6.120	Maturity	12/31/2021	5,550	(16)	25	9	0
	Receive	EUROBOBCO CAL21		5.900	Maturity	12/31/2021	14,700	(118)	147	29	0
	Pay	HOBR CAL21		11.994	Maturity	12/31/2021	6,300	0	(52)	0	(52)
	Receive	ULSDCO CAL21		9.170	Maturity	12/31/2021	23,400	(66)	146	80	0
CBK	Receive	HOBR CAL21		15.670	Maturity	12/31/2021	39,120	(18)	200	182	0
	Receive	MEHMID CAL20-21		1.840	Maturity	12/31/2021	33,400	(1)	(44)	0	(45)
CIB	Receive	GOLDLNPM Index		1,776.421	Maturity	11/29/2021	4,100	0	(83)	0	(83)
GST	Receive	EURMARGIN CAL21		3.500	Maturity	12/31/2021	6,000	0	26	26	0
	Receive	EUROBOBCO CAL21		5.050	Maturity	12/31/2021	6,000	0	17	17	0
	Receive	HOBR CAL21		14.080	Maturity	12/31/2021	6,300	0	39	39	0
	Pay	HOBR CAL21		17.320	Maturity	12/31/2021	41,400	0	(124)	0	(124)
	Pay	HOBR CAL21		17.470	Maturity	12/31/2021	27,000	0	(77)	0	(77)
	Pay	LLSMEH 1H22		1.000	Maturity	06/30/2022	80,400	0	47	47	0
	Pay	LLSMEH 2H22		1.000	Maturity	12/31/2022	40,200	0	24	24	0
	Pay	LLSMEH CAL22		1.000	Maturity	12/31/2022	48,000	0	28	28	0
	Receive	TTFNBP V1-H2	GBP	3.800	Maturity	03/31/2022	364,000	0	(19)	0	(19)
JPM	Pay	EURMARGIN 1Q22	$	5.850	Maturity	03/31/2022	51,000	0	(69)	0	(69)
	Receive	EURMARGIN CAL21		6.350	Maturity	12/31/2021	17,340	(48)	73	25	0
	Receive	EUROBOBCO CAL21		7.700	Maturity	12/31/2021	43,575	(357)	364	7	0
	Pay	Gold December 2021 Futures		1,799.900	Maturity	11/24/2021	47,400	0	2,033	2,033	0
	Receive	GOLDLNPM Index		1,775.361	Maturity	11/29/2021	1,000	0	(19)	0	(19)
	Receive	GOLDLNPM Index		1,889.912	Maturity	11/29/2022	5,600	0	(721)	0	(721)
	Receive	HOBR CAL21		15.500	Maturity	12/31/2021	8,580	(2)	43	41	0
	Receive	LLSCO CAL21		1.700	Maturity	12/31/2021	31,500	0	(3)	0	(3)
	Pay	LLSMEH 1H22		1.050	Maturity	06/30/2022	24,000	0	15	15	0
	Receive	MEHCO CAL22		2.820	Maturity	12/31/2022	151,200	(1)	137	136	0
	Receive	MEHCO CAL22		2.300	Maturity	12/31/2022	54,000	0	21	21	0
	Pay	TTFNBP V21	GBP	0.200	Maturity	10/31/2021	620,000	0	39	39	0
MAC	Receive	EURMARGIN 1Q22	$	6.790	Maturity	03/31/2022	46,800	0	19	19	0
	Receive	EURMARGIN 4Q21		5.300	Maturity	12/31/2021	70,800	(12)	150	138	0
	Receive	EURMARGIN CAL21		3.100	Maturity	12/31/2021	10,200	0	48	48	0
	Receive	EUROBOBCO CAL21		4.950	Maturity	12/31/2021	39,600	(239)	355	116	0
	Receive	HOBR CAL21		16.250	Maturity	12/31/2021	13,800	0	56	56	0
	Receive	LLSCO CAL22		2.800	Maturity	12/31/2022	55,200	16	55	71	0
	Receive	MEHCO CAL21		3.250	Maturity	12/31/2021	22,200	0	28	28	0
	Receive	MEHMID CAL21		1.100	Maturity	12/31/2021	11,800	0	(7)	0	(7)
	Receive	TTFNBP V1-H2	GBP	4.100	Maturity	03/31/2022	364,000	0	(17)	0	(17)
	Receive	ULSDCO CAL21	$	6.775	Maturity	12/31/2021	12,000	0	70	70	0
MEI	Receive	GOLDLNPM Index		1,774.369	Maturity	11/29/2021	7,700	0	(140)	0	(140)
MYC	Receive	EURMARGIN 1H22		6.210	Maturity	06/30/2022	40,800	0	79	79	0
	Receive	EURMARGIN CAL21		3.000	Maturity	12/31/2021	7,200	0	34	34	0
	Receive	EURMARGIN CAL21		3.450	Maturity	12/31/2021	4,950	0	21	21	0
	Receive	EURMARGIN CAL21		3.470	Maturity	12/31/2021	7,200	0	31	31	0
	Receive	EURMARGIN F2-M2		6.200	Maturity	06/30/2022	40,800	0	79	79	0
	Receive	EUROBOBCO CAL21		1.900	Maturity	12/31/2021	6,000	0	59	59	0

34	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit		Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	EUROBOBCO CAL21	$	3.550	Maturity	12/31/2021	6,000	$0	$26	$26	$0
	Receive	EUROBOBCO CAL21		4.970	Maturity	12/31/2021	5,700	0	17	17	0
	Receive	EUROBOBCO CAL21		5.250	Maturity	12/31/2021	7,800	0	20	20	0
	Receive	EUROBOBCO CAL21		5.350	Maturity	12/31/2021	6,000	0	15	15	0
	Receive	EUROBOBCO CAL21		5.600	Maturity	12/31/2021	3,000	0	7	7	0
	Receive	EUROBOBCO CAL21		5.750	Maturity	12/31/2021	8,700	0	18	18	0
	Receive	EUROBOBCO CAL21		5.800	Maturity	12/31/2021	2,100	0	4	4	0
	Receive	EUROBOBCO CAL21		7.650	Maturity	12/31/2021	8,100	0	2	2	0
	Receive	HOBR CAL21		15.450	Maturity	12/31/2021	6,900	0	34	34	0
	Receive	LLSCO CAL21		1.810	Maturity	12/31/2021	6,600	0	0	0	0
	Pay	LLSCO CAL21		1.250	Maturity	12/31/2021	38,100	0	21	21	0
	Receive	LLSCO CAL22		2.500	Maturity	12/31/2022	55,200	0	55	55	0
	Receive	LLSCO CAL22		2.100	Maturity	12/31/2022	152,400	0	90	90	0
	Receive	MEHCO CAL21		2.100	Maturity	12/31/2021	6,000	0	1	1	0
	Pay	MEHCO CAL21		1.400	Maturity	12/31/2021	6,900	0	4	4	0
	Receive	MEHCO CAL22		2.680	Maturity	12/31/2022	26,400	0	20	20	0
	Receive	MEHCO CAL22		2.360	Maturity	12/31/2022	30,000	0	13	13	0
	Receive	MEHCO CAL22		2.350	Maturity	12/31/2022	33,600	0	14	14	0
	Receive	MEHCO CAL22		2.330	Maturity	12/31/2022	33,600	0	14	14	0
	Receive	MEHCO CAL22		2.300	Maturity	12/31/2022	38,400	0	15	15	0
	Receive	MEHCO CAL22		2.200	Maturity	12/31/2022	52,800	0	15	15	0
	Receive	MEHCO CAL22		2.150	Maturity	12/31/2022	27,600	0	6	6	0
	Receive	TTFNBP 1Q22	GBP	5.360	Maturity	03/31/2022	5,805,000	0	(202)	0	(202)
	Receive	TTFNBP 1Q22		5.150	Maturity	03/31/2022	4,275,000	0	(161)	0	(161)
	Receive	TTFNBP 1Q22		5.000	Maturity	03/31/2022	7,920,000	0	(314)	0	(314)
	Receive	TTFNBP 2Q3Q22		1.440	Maturity	09/30/2022	1,647,000	0	(20)	0	(20)
	Receive	TTFNBP 4Q21		3.430	Maturity	12/31/2021	920,000	0	(46)	0	(46)
	Receive	TTFNBP V1-H2		4.350	Maturity	03/31/2022	2,002,000	0	(88)	0	(88)
	Receive	TTFNBP V1-H2		4.300	Maturity	03/31/2022	1,638,000	0	(73)	0	(73)
	Receive	TTFNBP V1-H2		4.250	Maturity	03/31/2022	1,820,000	0	(82)	0	(82)
	Receive	TTFNBP V1-H2		4.130	Maturity	03/31/2022	1,820,000	0	(85)	0	(85)
	Receive	TTFNBP V1-H2		4.120	Maturity	03/31/2022	1,820,000	0	(86)	0	(86)
	Receive	TTFNBP V1-H2		4.050	Maturity	03/31/2022	3,276,000	0	(157)	0	(157)
	Receive	TTFNBP V1-H2		4.000	Maturity	03/31/2022	1,820,000	0	(89)	0	(89)
	Pay	TTFNBP V21		0.700	Maturity	10/31/2021	589,000	0	33	33	0
	Pay	TTFNBP V21		0.550	Maturity	10/31/2021	372,000	0	21	21	0
	Pay	TTFNBP V21		0.500	Maturity	10/31/2021	558,000	0	32	32	0
	Pay	TTFNBP V21		0.350	Maturity	10/31/2021	496,000	0	34	34	0
	Pay	TTFNBP V21		1.250	Maturity	10/31/2021	297,600	0	24	24	0
	Pay	TTFNBP V21		2.000	Maturity	10/31/2021	74,400	0	7	7	0
	Receive	ULSDCO CAL21	$	6.450	Maturity	12/31/2021	4,200	0	26	26	0
	Receive	ULSDCO CAL21		6.630	Maturity	12/31/2021	5,400	0	32	32	0
	Receive	ULSDCO CAL21		9.030	Maturity	12/31/2021	6,900	0	25	25	0

								$(699)	$2,622	$4,702	$(2,779)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	$108	$(3)	$4	$1	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	3,100	(139)	165	26	0
MYC	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	88	(3)	4	1	0

						$(145)	$173	$28	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	35

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	EMSMF Index «	N/A	0.250%	Maturity	12/19/2022	EUR	50,000	$0	$(181)	$0	$(181)
	Receive	EMSMF Index «	N/A	0.252%	Maturity	12/19/2022		100,000	0	(516)	0	(516)
	Receive	BCOMF1NTC Index(9)	271,752	0.120%	Monthly	02/15/2022		$34,445	0	38	38	0
	Receive	BCOMF1TC Index(10)	362,965	0.175% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		33,241	0	428	428	0
	Receive	BCOMTR Index	81,231	0.155% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		17,274	0	203	203	0
	Receive	CSIXTR Index	24,553	0.225% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		121,786	(25)	2,597	2,572	0
CBK	Receive	CSIXTR Index	16,588	0.225% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		82,278	0	1,737	1,737	0
CIB	Receive	BCOMTR Index	77,486	0.155% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		16,478	0	194	194	0
	Receive	CSIXTR Index	29,682	0.225% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		147,226	0	3,109	3,109	0
	Pay	PIMCODB Index	96,364	0.000%	Monthly	02/15/2022		12,222	0	(81)	0	(81)
FBF	Receive	CSIXTR Index	92,597	0.175% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		459,285	0	9,709	9,709	0
GST	Pay	BCOMTR Index	34,031	0.000%	Maturity	12/14/2021		3,333	0	(96)	0	(96)
	Receive	BCOMTR Index	98,219	0.000%	Maturity	01/14/2022		7,980	495	1,419	1,914	0
	Receive	BCOMF1TC Index	44,060	0.175% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		14,950	0	193	193	0
	Receive	BCOMTR Index	168,082	0.165% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		35,744	0	420	420	0
	Receive	CMDSKEWLS Index	111,625	0.250%	Monthly	02/15/2022		20,612	0	(393)	0	(393)
	Receive	CSIXTR Index	130,235	0.205% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		645,972	0	13,647	13,647	0
JPM	Receive	JMABFNJ2 Index	90,192	0.000%	Monthly	12/31/2021		8,723	0	0	0	0
	Pay	BCOMTR Index	3,287,762	0.165% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	01/14/2022		699,161	0	(8,209)	0	(8,209)
	Receive	BCOMTR Index(11)	155,230	0.000%	Maturity	01/18/2022		12,489	2,011	1,140	3,151	0
	Receive	BCOMF1TC Index	3,599,324	0.185% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		638,765	0	8,230	8,230	0
	Receive	CSIXTR Index	44,228	0.215% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		219,372	75	4,559	4,634	0
	Receive	JMABNIC5 Index(12)	394,645	0.000%	Monthly	02/15/2022		57,318	(103)	(34)	0	(137)
	Receive	EMSMF Index «	N/A	0.750%	Maturity	12/28/2022		50,000	0	42	42	0
MAC	Receive	BCOMTR Index	29,122	0.165% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		6,193	0	73	73	0
	Receive	CSIXTR Index	58,766	0.215% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		291,483	0	6,157	6,157	0
	Receive	PIMCODB Index(13)	544,387	0.000%	Monthly	02/15/2022		67,943	0	409	409	0
	Receive	PIMCODBU Index	4,500	0.260%	Monthly	03/15/2022		521	0	3	3	0
MEI	Receive	CSIXTR Index	11,820	0.225% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		58,626	0	1,238	1,238	0
MYC	Receive	BCOMTR Index	44,706	0.000%	Maturity	03/02/2022		3,809	116	580	696	0
RBC	Receive	CSIXTR Index	37,882	0.225% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		187,896	0	3,968	3,968	0
SOG	Receive	CSIXTR Index	85,150	0.185% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		422,349	0	8,926	8,926	0
UAG	Receive	BCOMTR Index	36,249	0.000%	Maturity	03/02/2022		3,096	129	428	557	0

									$2,698	$59,937	$72,248	$(9,613)

36	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	GOLDLNPM Index(7)	4.347%	Maturity	03/04/2022	$32,149	$0	$677	$677	$0
	Pay	GOLDLNPM Index(7)	6.970	Maturity	08/02/2024	4,105	0	109	109	0
UAG	Pay	GOLDLNPM Index(7)	5.153	Maturity	12/05/2022	7,731	0	144	144	0

							$0	$930	$930	$0

Total Swap Agreements							$1,854	$63,662	$77,908	$(12,392)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$411	$101	$0	$512	$(523)	$0	$0	$(523)	$(11)	$0	$(11)
BPS	90	0	3,769	3,859	(77)	0	(749)	(826)	3,033	(2,067)	966
CBK	378	0	1,919	2,297	(345)	0	(45)	(390)	1,907	(1,490)	417
CIB	0	0	3,303	3,303	0	0	(164)	(164)	3,139	(1,770)	1,369
DUB	0	0	27	27	0	0	0	0	27	(570)	(543)
FBF	0	0	9,709	9,709	0	0	0	0	9,709	(6,870)	2,839
GLM	429	0	0	429	(534)	(20)	0	(554)	(125)	(510)	(635)
GST	0	0	16,355	16,355	0	(4,075)	(709)	(4,784)	11,571	(7,210)	4,361
HUS	191	0	0	191	(312)	0	0	(312)	(121)	0	(121)
JPM	165	0	19,160	19,325	(216)	(1,131)	(9,158)	(10,505)	8,820	(9,196)	(376)
MAC	0	0	7,188	7,188	0	0	(24)	(24)	7,164	(4,540)	2,624
MEI	0	0	1,238	1,238	0	0	(140)	(140)	1,098	(120)	978
MYC	0	151	1,645	1,796	0	(818)	(1,403)	(2,221)	(425)	28	(397)
MYI	12	0	0	12	(12)	0	0	(12)	0	0	0
RBC	0	0	3,968	3,968	(113)	0	0	(113)	3,855	(3,800)	55
SCX	1,247	0	0	1,247	(4)	0	0	(4)	1,243	(1,420)	(177)
SOG	0	0	8,926	8,926	0	0	0	0	8,926	(6,320)	2,606
TOR	24	0	0	24	0	0	0	0	24	0	24
UAG	262	0	701	963	0	(636)	0	(636)	327	(270)	57

Total Over the Counter	$3,209	$252	$77,908	$81,369	$(2,136)	$(6,680)	$(12,392)	$(21,208)

(j)

Securities with an aggregate market value of $1,318 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	37

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)	Variance Swap
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Agreements, in the Notes to Financial Statements for more information.

(9)	The following table represents the individual positions within the total return swap as of September 30, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum January 2022 Futures	4.8%	$1,641
Gas Oil January 2022 Futures	3.2	1,107
New York Harbor ULSD January 2022 Futures	2.5	873
Nickel January 2022 Futures	2.2	747
NYMEX - Natural Gas January 2022 Futures	14.7	5,065
RBOB Gasoline January 2022 Futures	2.5	872
Soybean Meal January 2022 Futures	2.2	766
Soybean Oil January 2022 Futures	3.5	1,188
Soybeans January 2022 Futures	4.4	1,510
WTI Crude January 2022 Futures	9.6	3,303
Zinc January 2022 Futures	2.7	935

Total Long Futures Contracts		$18,007

Cash	99.9%	$34,406

		$52,413

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	(4.8)%	$(1,647)
Arabica Coffee December 2021 Futures	0.0	(2)
Brent Crude January 2022 Futures	0.0	(5)
Copper December 2021 Futures	0.0	(3)
Corn December 2021 Futures	0.0	(3)
Cotton No. 02 December 2021 Futures	0.0	(1)
Gas Oil November 2021 Futures	(3.3)	(1,123)
Gold 100 oz. December 2021 Futures	0.0	(7)
Hard Red Winter Wheat December 2021 Futures	0.0	(1)
Lean Hogs December 2021 Futures	0.0	(1)
Live Cattle December 2021 Futures	0.0	(2)
New York Harbor ULSD November 2021 Futures	(2.6)	(881)
Nickel November 2021 Futures	(2.2)	(749)
NYMEX - Natural Gas November 2022 Futures	(14.2)	(4,902)
RBOB Gasoline November 2021 Futures	(2.6)	(896)
Silver December 2021 Futures	0.0	(2)
Soybean Meal December 2021 Futures	(2.2)	(762)
Soybean Oil December 2021 Futures	(3.5)	(1,193)
Soybeans November 2021 Futures	(4.4)	(1,502)
Sugar No. 11 March 2022 Futures	0.0	(2)
Wheat December 2021 Futures	0.0	(2)
WTI Crude November 2021 Futures	(9.7)	(3,346)
Zinc November 2021 Futures	(2.7)	(936)

Total Short Futures Contracts		$(17,968)

		$34,445

38	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

(10)	The following table represents the individual positions within the total return swap as of September 30, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.7%	$1,566
Arabica Coffee December 2021 Futures	3.5	1,161
Brent Crude January 2022 Futures	7.8	2,588
Copper December 2021 Futures	4.8	1,580
Corn December 2021 Futures	4.8	1,607
Cotton No. 02 December 2021 Futures	1.6	531
Gas Oil January 2022 Futures	3.2	1,054
Gold 100 oz. December 2021 Futures	10.7	3,560
Hard Red Winter Wheat December 2021 Futures	1.5	509
Lean Hogs December 2021 Futures	1.7	565
Live Cattle December 2021 Futures	3.3	1,114
New York Harbor ULSD November 2021 Futures	2.5	837
Nickel November 2021 Futures	2.1	712
NYMEX - Natural Gas January 2022 Futures	14.5	4,823

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2021 Futures	2.6%	$852
Silver December 2021 Futures	2.8	932
Soybean Meal December 2021 Futures	2.2	725
Soybean Oil December 2021 Futures	3.4	1,134
Soybeans November 2021 Futures	4.3	1,427
Sugar No. 11 March 2022 Futures	3.1	1,031
Wheat December 2021 Futures	2.6	863
WTI Crude November 2021 Futures	9.6	3,181
Zinc November 2021 Futures	2.7	889

Total Long Futures Contracts		$33,241

Total Notional Amount		$33,241

(11)	The following table represents the individual positions within the total return swap as of September 30, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.7%	$30,088
Arabica Coffee December 2021 Futures	3.5	22,305
Brent Crude January 2022 Futures	7.8	49,726
Copper December 2021 Futures	4.8	30,361
Corn December 2021 Futures	4.8	30,884
Cotton No. 02 December 2021 Futures	1.6	10,198
Gas Oil January 2022 Futures	3.2	20,251
Gold 100 oz. December 2021 Futures	10.7	68,419
Hard Red Winter Wheat December 2021 Futures	1.5	9,775
Lean Hogs December 2021 Futures	1.7	10,852
Live Cattle December 2021 Futures	3.3	21,400
New York Harbor ULSD November 2021 Futures	2.5	16,093
Nickel November 2021 Futures	2.1	13,687
NYMEX - Natural Gas January 2022 Futures	14.5	92,685

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2021 Futures	2.6%	$16,369
Silver December 2021 Futures	2.8	17,915
Soybean Meal December 2021 Futures	2.2	13,925
Soybean Oil December 2021 Futures	3.4	21,791
Soybeans November 2021 Futures	4.3	27,431
Sugar No. 11 March 2022 Futures	3.1	19,816
Wheat December 2021 Futures	2.6	16,581
WTI Crude November 2021 Futures	9.6	61,121
Zinc November 2021 Futures	2.7	17,092

Total Long Futures Contracts		$638,765

Total Notional Amount		$638,765

(12)	The following table represents the individual positions within the total return swap as of September 30, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude March 2022 Futures	24.1%	$13,828
Cotton No. 02 December 2021 Futures	1.8	1,056
Gas Oil February 2022 Futures	3.7	2,122
Gold 100 oz. December 2021 Futures	12.4	7,082
Live Cattle December 2021 Futures	5.7	3,270
LME - Copper November 2022 Futures	6.5	3,724
New York Harbor ULSD February 2022 Futures	7.1	4,067
Nickel November 2021 Futures	3.5	1,990

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline February 2022 Futures	7.1%	$4,078
Silver December 2021 Futures	3.2	1,854
Soybean Meal December 2021 Futures	9.5	5,382
Soybeans November 2021 Futures	11.9	6,816
Sugar No. 11 March 2022 Futures	3.6	2,051

Total Long Futures Contracts		$57,320

Cash	(0.1)%	$(2)

Total Notional Amount		$57,318

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	39

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(13)	The following table represents the individual positions within the total return swap as of September 30, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum March 2022 Futures	5.9%	$4,005
Aluminum November 2022 Futures	3.9	2,628
Arabica Coffee March 2022 Futures	2.7	1,846
Brent Crude March 2022 Futures	4.9	3,317
Copper December 2021 Futures	1.2	827
Copper March 2022 Futures	2.4	1,619
Corn March 2022 Futures	0.9	628
Cotton No. 02 December 2021 Futures	5.9	4,029
Cotton No. 02 March 2022 Futures	9.1	6,193
Gas Oil March 2022 Futures	5.6	3,779
Gold 100 oz. December 2021 Futures	14.6	9,899
Gold 100 oz. February 2022 Futures	8.5	5,775
Hard Red Winter Wheat March 2022 Futures	2.3	1,542
Lead November 2021 Futures	0.9	624
Live Cattle February 2022 Futures	0.3	192
New York Harbor ULSD March 2022 Futures	6.5	4,383
Nickel March 2022 Futures	4.3	2,937

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Nickel November 2021 Futures	0.6%	$377
NYMEX - Natural Gas March 2022 Futures	3.1	2,129
RBOB Gasoline March 2022 Futures	5.7	3,902
Silver December 2021 Futures	7.9	5,344
Silver March 2022 Futures	1.7	1,187
Soybean Oil March 2022 Futures	0.4	240
Soybeans March 2022 Futures	0.3	200
Sugar No. 11 March 2022 Futures	4.0	2,720
Wheat March 2022 Futures	0.3	208
WTI Crude March 2022 Futures	5.0	3,425
Zinc March 2022 Futures	3.8	2,581
Zinc November 2021 Futures	6.1	4,154

Total Long Futures Contracts		$80,690

Cash	(18.8)%	$(12,747)

Total Notional Amount		$67,943

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$7,426	$0	$0	$0	$394	$7,820
Swap Agreements	0	0	0	0	732	732

	$7,426	$0	$0	$0	$1,126	$8,552

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,209	$0	$3,209
Purchased Options	0	0	0	0	252	252
Swap Agreements	77,880	28	0	0	0	77,908

	$77,880	$28	$0	$3,209	$252	$81,369

	$85,306	$28	$0	$3,209	$1,378	$89,921

40	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$7,251	$0	$0	$0	$0	$7,251
Futures	13,570	0	0	0	240	13,810
Swap Agreements	0	0	0	0	25	25

	$20,821	$0	$0	$0	$265	$21,086

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,136	$0	$2,136
Written Options	6,660	0	0	0	20	6,680
Swap Agreements	12,392	0	0	0	0	12,392

	$19,052	$0	$0	$2,136	$20	$21,208

	$39,873	$0	$0	$2,136	$285	$42,294

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(245)	$0	$0	$0	$0	$(245)
Written Options	1,423	0	0	0	0	1,423
Futures	13,149	0	0	0	(3,216)	9,933
Swap Agreements	0	0	0	0	(126)	(126)

	$14,327	$0	$0	$0	$(3,342)	$10,985

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,779	$0	$2,779
Written Options	767	0	0	0	0	767
Swap Agreements	386,130	9	0	0	0	386,139

	$386,897	$9	$0	$2,779	$0	$389,685

	$401,224	$9	$0	$2,779	$(3,342)	$400,670

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$1	$0	$0	$0	$0	$1
Written Options	(4,194)	0	0	0	0	(4,194)
Futures	(20,574)	0	0	0	(1,432)	(22,006)
Swap Agreements	0	0	0	0	(7,806)	(7,806)

	$(24,767)	$0	$0	$0	$(9,238)	$(34,005)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(842)	$0	$(842)
Purchased Options	0	0	0	0	16	16
Written Options	(3,792)	0	0	0	(4)	(3,796)
Swap Agreements	182,054	(1)	0	0	0	182,053

	$178,262	$(1)	$0	$(842)	$12	$177,431

	$153,495	$(1)	$0	$(842)	$(9,226)	$143,426

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	41

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(Unaudited)

September 30, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$17,848	$0	$17,848
Industrials	0	31,460	0	31,460
Utilities	0	3,887	0	3,887
U.S. Government Agencies	0	300,554	0	300,554
U.S. Treasury Obligations	0	222,226	0	222,226
Non-Agency Mortgage-Backed Securities	0	46,425	0	46,425
Asset-Backed Securities	0	65,897	0	65,897
Sovereign Issues	0	60,385	0	60,385
Commodities	0	227,928	0	227,928
Short-Term Instruments
Repurchase Agreements	0	230,158	0	230,158
U.S. Treasury Bills	0	919,452	0	919,452
U.S. Treasury Cash Management Bills	0	273,804	0	273,804

	$0	$2,400,024	$0	$2,400,024

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$880,272	$0	$0	$880,272

Total Investments	$880,272	$2,400,024	$0	$3,280,296

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(15,354)	$0	$(15,354)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	7,611	826	0	8,437
Over the counter	0	81,327	42	81,369

	$7,611	$82,153	$42	$89,806

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(20,832)	(182)	0	(21,014)
Over the counter	0	(20,467)	(741)	(21,208)

	$(20,832)	$(20,649)	$(741)	$(42,222)

Total Financial Derivative Instruments	$(13,221)	$61,504	$(699)	$47,584

Totals	$867,051	$2,446,174	$(699)	$3,312,526

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

42	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	43

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

44	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2021

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	45

Notes to Financial Statements (Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.)

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equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

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methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

Physical commodities are valued using spot prices from established commodity exchanges as published by a third party pricing service as of the reporting date.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$383,531	$1,727	$0	$0	$(688)	$384,570	$1,727	$0

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Notes to Financial Statements (Cont.)

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$666,990	$156,196	$(327,600)	$10	$106	$495,702	$496	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers,

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including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These

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Notes to Financial Statements (Cont.)

adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by

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the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

(c) The fund may acquire and hold physical commodities. Physical commodities are pursuant to warehouse receipts providing proof of ownership of such commodities. Warehouse receipts may be negotiable or non-negotiable. Negotiable warehouse receipts allow transfer of ownership of that commodity without having to deliver the physical commodity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of

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Notes to Financial Statements (Cont.)

Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

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During the period ended September 30, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures

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Notes to Financial Statements (Cont.)

Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

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Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full

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Notes to Financial Statements (Cont.)

exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active

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long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Notes to Financial Statements (Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable

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interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of

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Notes to Financial Statements (Cont.)

reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

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Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

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Notes to Financial Statements (Cont.)

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all

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negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	67

Notes to Financial Statements (Cont.)

its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

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Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

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Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.49%	0.25%	0.35%	0.45%(1)	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2021, the Distributor retained $2,356,447 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is

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responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, the amount was $6,514.

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Notes to Financial Statements (Cont.)

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund III, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, the amount was $2,789,024. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$3,190,142	$3,379,446	$15,524	$151,440

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares(b)		Amount

Receipts for shares sold

Institutional Class	54,902	$426,803	164,397		$1,256,722

I-2	37,089	309,586	47,613		399,943

I-3	2,762	27,532	1,252		11,288

Administrative Class	N/A (a)	N/A (a)	292	(a)	1,124	(a)

Class A	4,490	36,455	3,597		30,814

Class C	426	3,424	224		1,872

Issued as reinvestment of distributions

Institutional Class	80,070	573,397	1,126		9,185

I-2	84,117	595,648	404		3,324

I-3	2,729	19,265	8		64

Administrative Class	N/A (a)	N/A (a)	2	(a)	7	(a)

Class A	5,197	35,965	14		110

Class C	405	2,523	0		3

Cost of shares redeemed

Institutional Class	(80,774)	(697,367)	(297,795)		(2,481,826)

I-2	(35,272)	(266,623)	(26,841)		(230,667)

I-3	(4,524)	(32,451)	(1,378)		(11,649)

Administrative Class	N/A (a)	N/A (a)	(1,163	)(a)	(5,540	)(a)

Class A	(5,294)	(40,504)	(3,714)		(32,432)

Class C	(237)	(1,744)	(514)		(4,292)

Net increase (decrease) resulting from Fund share transactions	146,086	$991,909	(112,476)		$(1,051,950)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Administrative Class Shares liquidated at the close of business on March 12, 2021.
(b)	A one for two reverse share split, effective March 26, 2021, has been retroactively applied.

At a meeting held on February 9-10, 2021, the Board was notified of a reverse share split for each class of the Fund, pursuant to which shareholders received one share in exchange for every two shares of the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	73

Notes to Financial Statements (Cont.)

The reverse share splits were effective March 26, 2021. While the reverse share splits reduced the number of outstanding shares of each class of the Fund, they proportionately increased the NAV per share of each class of the Fund such that the aggregate market value of the Fund’s shares remained the same. The reverse share splits applied the same ratio to each class of shares of the Fund, with the Fund affecting its reverse share split at its own ratio, to result in a NAV per share closer to $10.00. The reverse share splits do not alter the rights or total value of a shareholder’s investment in the Fund, nor are they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 26, 2021 for the Fund has been adjusted to reflect the reverse share split.

As of September 30, 2021, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 11% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on April 14, 2010, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 29.3% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

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The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

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Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2021

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$37,141	$63,223

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$3,218,422	$234,125	$(108,484)	$125,641

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

76	PIMCO COMMODITIESPLUS® STRATEGY FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPS	J.P. Morgan Securities LLC
BPS	BNP Paribas S.A.	MAC	Macquarie Bank Limited
CBK	Citibank N.A.	MBC	HSBC Bank Plc
CIB	Canadian Imperial Bank of Commerce	MEI	Merrill Lynch International
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC
FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
GST	Goldman Sachs International	SOG	Societe Generale Paris
HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank
JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
CAD	Canadian Dollar	MXN	Mexican Peso
EUR	Euro	NZD	New Zealand Dollar
GBP	British Pound	USD (or $)	United States Dollar
JPY	Japanese Yen

Exchange Abbreviations:
CMX	Commodity Exchange, Inc.	LME	London Metal Exchange
ICE	IntercontinentalExchange®	NYMEX	New York Mercantile Exchange
IFED	ICE Futures U.S. Energy Division	OTC	Over the Counter

Index/Spread Abbreviations:
BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	HOBR	Heating Oil Brent Crude
BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	JMABFNJ2	J.P. Morgan Custom Commodity Index
BCOMTR	Bloomberg Commodity Index Total Return	JMABNIC5	J.P. Morgan Custom Commodity Index
BRENT	Brent Crude	LLSCO	Light Louisiana Sweet WTI Crude Oil Options
CMBX	Commercial Mortgage-Backed Index	LLSMEH	Light Louisiana Sweet WTI Crude Oil Options vs. Magellan East Houston WTI Crude Oil Options
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	MEHCO	Magellan East Houston WTI Crude Oil Options
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	MEHMID	Magellan East Houston WTI Crude Oil vs. WTI Midland Crude Oil
CPTFEMU	Eurozone HICP ex-Tobacco Index	OPIS	Oil Price Information Service
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PIMCODB	PIMCO Custom Commodity Basket
CSIXTR	Credit Suisse U.S. Dollar Total Return Index	PIMCODBU	PIMCO Custom Commodity Basket
EBOBDTD	Margin Eurobob Gasoline vs Dated Brent	TTFNBP	Title Transfer Facility National Balancing Point
EMSMF	Invesco MSCI Emerging Markets UCITS ETF	UKRPI	United Kingdom Retail Prices Index
EURMARGIN	European Refined Margin	ULSDCO	Ultra-Low Sulfur Diesel Crude
EUROBOBCO	Margin Eurobob Gasoline vs. Brent	US0003M	ICE 3-Month USD LIBOR
GOLDLNPM	London Gold Market Fixing Ltd. PM

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	oz.	Ounce
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	WTI	West Texas Intermediate

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	77

Approval of Investment Advisory Contract and Other Agreements

At a meeting held on August 24-25, 2021, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2022. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2022. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC (d/b/a Gurtin Municipal Bond Management (“Gurtin”)), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2022 (collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2022.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information

78	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 24-25, 2021 meeting. The Independent Trustees also met via video conference with Counsel on July 15, 2021 and August 3, 2021, and conducted a video conference meeting on August 6, 2021 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the impact of the launch of portfolios of the PIMCO Funds Private Account Portfolio Series on certain of the Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, Gurtin, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including completion of the build-out of a new data center; funding projects and initiatives in support of the Funds; investing in trading and technology infrastructure; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; development of a global tax management application that enables investment professionals to access foreign market and security tax information on a real-time basis; enhancing PIMCO’s oversight over certain of the Funds’ service providers, including with respect to a service provider’s review of certain financial reporting procedures and the use of proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to improve user interface efficiency and experience; implementing a contingent NAV process; advocating in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; launching an internal process to seek to automate a number of operational processes; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO

80	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates and Gurtin under the applicable Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 and other performance data, as available, over short- and long-term periods ended June 30, 2021 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	81

Approval of Investment Advisory Contract and Other Agreements (Cont.)

investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2021. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board

82	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	83

Approval of Investment Advisory Contract and Other Agreements (Cont.)

of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed

84	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	85

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

86	PIMCO COMMODITIESPLUS® STRATEGY FUND

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended September, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO CommoditiesPLUS® Strategy Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0000	$0.0000	$0.0000	$0.0000

September 2021	$0.0692	$0.0000	$0.0000	$0.0692

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0000	$0.0000	$0.0000	$0.0000

September 2021	$0.0665	$0.0000	$0.0000	$0.0665

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0000	$0.0000	$0.0000	$0.0000

September 2021	$0.0623	$0.0000	$0.0000	$0.0623

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0000	$0.0000	$0.0000	$0.0000

September 2021	$0.0541	$0.0000	$0.0000	$0.0541

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0000	$0.0000	$0.0000	$0.0000

September 2021	$0.0390	$0.0000	$0.0000	$0.0390

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	87

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4026SAR_093021

PIMCO FUNDS

Semiannual Report

September 30, 2021

PIMCO CommodityRealReturn Strategy Fund®

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank, if you do not already.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”). Looking back, first-quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.3% and 6.7% during the second quarter of 2021. The Commerce Department’s initial estimate for third-quarter annualized GDP growth was 2.0%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion per month of Treasury securities and $40 billion per month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed moved up its forecast for the first set of rate hikes. As of the date of this letter, the central bank expects two interest rate increases by the end of 2023. In its March 2021 projections, the Fed anticipated no increases until at least 2024. In addition, Fed Chair Jerome Powell maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” Finally, at its September 2021 meeting, the Fed said, “If [economic] progress continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted.”

Economies outside the U.S. also continued to be affected by COVID-19. In its October 2021 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the Eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.3%, -9.8% and -4.6%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low and continued its asset purchase program. In July 2021, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium

2	PIMCO COMMODITYREALRETURN STRATEGY FUND®

term, versus its previous target for inflation that was below but close to 2%. Finally, at its meeting in September 2021, the ECB left its main interest rates unchanged but dialed down “moderately” its pace of asset purchases in the fourth quarter of 2021. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond-buying program. In June 2021, the Bank of England said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19 relief program by at least six months.

Short-term U.S. Treasury yields moved higher, whereas long-term yields declined during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.71%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 2.17%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generally produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.38%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.38%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.32%.

Despite periods of volatility, global equities, in aggregate, produced solid results. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.18%, partially fueled by strong investor demand. Global equities, as represented by the MSCI World Index, returned 7.74%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), gained 1.63% and European equities, as represented by the MSCI Europe Index (in EUR), returned 7.25%.

Commodity prices were volatile, but produced positive results. When the reporting period began, Brent crude oil was approximately $63 a barrel. Brent crude oil ended the reporting period at roughly $79 a barrel. We believe that a driver of the increase in oil price is stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, and several geopolitical events. The U.S. dollar strengthened against

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	3

Chairman’s Letter (Cont.)

several major currencies. For example, the U.S. dollar returned 1.28%, 2.24% and 0.51% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Important Information About the PIMCO CommodityRealReturn Strategy Fund®

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	5

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart

6	PIMCO COMMODITYREALRETURN STRATEGY FUND®

reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO CommodityRealReturn Strategy Fund®	06/28/02	06/28/02	04/30/08	04/27/18	02/14/03	11/29/02	11/29/02	03/12/10	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend,

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	7

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

8	PIMCO COMMODITYREALRETURN STRATEGY FUND®

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	9

PIMCO CommodityRealReturn Strategy Fund®

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	23.21%	50.62%	6.54%	(1.52)%	3.86%
PIMCO CommodityRealReturn Strategy Fund® I-2	23.29%	50.56%	6.45%	(1.61)%	3.77%
PIMCO CommodityRealReturn Strategy Fund® I-3	23.10%	50.53%	6.41%	(1.65)%	3.71%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	23.21%	50.53%	6.29%	(1.74)%	3.60%
PIMCO CommodityRealReturn Strategy Fund® Class A	22.87%	50.10%	6.07%	(1.95)%	3.37%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	16.17%	41.79%	4.87%	(2.50)%	3.07%
PIMCO CommodityRealReturn Strategy Fund® Class C	22.51%	48.98%	5.28%	(2.68)%	2.60%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	21.54%	47.98%	5.28%	(2.68)%	2.60%
PIMCO CommodityRealReturn Strategy Fund® Class R	22.71%	49.78%	5.83%	(2.20)%	2.97%
Bloomberg Commodity Index Total Return	20.77%	42.29%	4.54%	(2.66)%	1.30%
Lipper Commodities General Funds Average	18.91%	44.15%	4.86%	(2.38)%	3.86%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 0.99% for Institutional Class shares, 1.09% for I-2 shares, 1.19% for I-3 shares, 1.24% for Administrative Class shares, 1.44% for Class A shares, 2.19% for Class C shares and 1.69% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Institutional Class - PCRIX	I-2 - PCRPX	I-3 - PCRNX	Administrative Class - PCRRX
Class A - PCRAX	Class C - PCRCX	Class R - PCSRX

Allocation Breakdown as of September 30, 2021†§

U.S. Treasury Obligations	64.5%
Short-Term Instruments‡	13.5%
Sovereign Issues	9.3%
Asset-Backed Securities	5.4%
U.S. Government Agencies	3.2%
Corporate Bonds & Notes	2.8%
Non-Agency Mortgage-Backed Securities	1.2%
Preferred Securities	0.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to broad commodities contributed to absolute performance, as broad commodities, measured by the Bloomberg Commodity Index Total Return (“BCOM”), posted gains.

»

The structural allocation to U.S. short-term Treasury Inflation-Protected Securities (“TIPS”) as collateral backing the Fund’s commodity exposure contributed to relative performance, as U.S. short-term TIPS, as measured by the Bloomberg U.S. 1-5 Year TIPS Index, outperformed U.S. 3-Month Treasury Bill, as measured by ICE BofAML U.S. 3-Month Treasury Bill Index.

»

Overweight exposure to Eurozone breakeven inflation (“BEI”) spreads (or the yield differential between Eurozone nominal Treasuries and like-maturity Eurozone ILBs) contributed to relative performance, as Eurozone BEI spreads widened.

»	Cash management strategies contributed to overall performance.

»

Curve positioning in U.S. BEI spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) detracted from relative performance. Specifically an underweight to the front-end of the curve relative to an overweight to the back-end, detracted from relative performance, as the front end of the curve rose by more than longer-term maturities.

»	Underweight exposure to United Kingdom breakeven inflation spreads detracted from relative performance, as United Kingdom BEI spreads moved higher.

»	Underweight exposure to natural gas detracted from relative performance, as these commodities outperformed broader commodities.

»	Exposure to Danish covered bonds detracted from relative performance, as spreads widened.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	11

Expense Example PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2021 to September 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,232.10	$4.20	$1,000.00	$1,021.31	$3.80	0.75%
I-2	1,000.00	1,232.90	4.76	1,000.00	1,020.81	4.31	0.85
I-3	1,000.00	1,231.00	5.03	1,000.00	1,020.56	4.56	0.90
Administrative Class	1,000.00	1,232.10	5.60	1,000.00	1,020.05	5.06	1.00
Class A	1,000.00	1,228.70	6.70	1,000.00	1,019.05	6.07	1.20
Class C	1,000.00	1,225.10	10.82	1,000.00	1,015.34	9.80	1.94
Class R	1,000.00	1,227.10	8.10	1,000.00	1,017.80	7.33	1.45

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	13

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

04/01/2021 - 09/30/2021+	$6.42	$0.18	$1.22	$1.40	$(1.42)	$0.00	$(1.42)

03/31/2021	4.26	0.06	2.17	2.23	(0.07)	0.00	(0.07)

03/31/2020	6.03	0.15	(1.69)	(1.54)	(0.23)	0.00	(0.23)

03/31/2019	6.75	0.09	(0.45)	(0.36)	(0.36)	0.00	(0.36)

03/31/2018	6.99	0.14	0.12	0.26	(0.50)	0.00	(0.50)

03/31/2017	6.42	0.19	0.50	0.69	(0.12)	0.00	(0.12)

I-2

04/01/2021 - 09/30/2021+	6.39	0.18	1.21	1.39	(1.42)	0.00	(1.42)

03/31/2021	4.25	0.06	2.15	2.21	(0.07)	0.00	(0.07)

03/31/2020	6.01	0.14	(1.68)	(1.54)	(0.22)	0.00	(0.22)

03/31/2019	6.73	0.11	(0.48)	(0.37)	(0.35)	0.00	(0.35)

03/31/2018	6.97	0.13	0.12	0.25	(0.49)	0.00	(0.49)

03/31/2017	6.40	0.18	0.50	0.68	(0.11)	0.00	(0.11)

I-3

04/01/2021 - 09/30/2021+	6.40	0.18	1.20	1.38	(1.42)	0.00	(1.42)

03/31/2021	4.25	0.06	2.16	2.22	(0.07)	0.00	(0.07)

03/31/2020	6.01	0.14	(1.68)	(1.54)	(0.22)	0.00	(0.22)

04/27/2018 - 03/31/2019	6.88	0.04	(0.56)	(0.52)	(0.35)	0.00	(0.35)

Administrative Class

04/01/2021 - 09/30/2021+	6.27	0.17	1.18	1.35	(1.41)	0.00	(1.41)

03/31/2021	4.17	0.05	2.12	2.17	(0.07)	0.00	(0.07)

03/31/2020	5.90	0.13	(1.65)	(1.52)	(0.21)	0.00	(0.21)

03/31/2019	6.62	0.09	(0.47)	(0.38)	(0.34)	0.00	(0.34)

03/31/2018	6.87	0.12	0.11	0.23	(0.48)	0.00	(0.48)

03/31/2017	6.31	0.17	0.49	0.66	(0.10)	0.00	(0.10)

Class A

04/01/2021 - 09/30/2021+	6.24	0.16	1.17	1.33	(1.41)	0.00	(1.41)

03/31/2021	4.14	0.03	2.13	2.16	(0.06)	0.00	(0.06)

03/31/2020	5.87	0.12	(1.65)	(1.53)	(0.20)	0.00	(0.20)

03/31/2019	6.59	0.07	(0.46)	(0.39)	(0.33)	0.00	(0.33)

03/31/2018	6.84	0.11	0.11	0.22	(0.47)	0.00	(0.47)

03/31/2017	6.28	0.15	0.50	0.65	(0.09)	0.00	(0.09)

14	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.40	23.40%	$4,541,509	0.74	%*	0.86	%*	0.73	%*	0.85	%*	5.69	%*	64%

6.42	52.89	2,361,604	0.82		0.99		0.74		0.91		1.16		260

4.26	(26.47)	1,417,849	1.33		1.50		0.74		0.91		2.65		262

6.03	(5.41)	4,380,858	1.46		1.60		0.74		0.88		1.50		226

6.75	4.06	5,204,406	1.24		1.39		0.74		0.89		2.05		148

6.99	10.77	5,158,453	0.92		1.07		0.74		0.89		2.63		176

6.36	23.29	1,671,097	0.84	*	0.96	*	0.83	*	0.95	*	5.54	*	64

6.39	52.47	1,526,009	0.92		1.09		0.84		1.01		1.03		260

4.25	(26.45)	249,166	1.43		1.60		0.84		1.01		2.41		262

6.01	(5.52)	371,461	1.56		1.70		0.84		0.98		1.67		226

6.73	3.99	604,721	1.34		1.49		0.84		0.99		1.97		148

6.97	10.69	576,288	1.02		1.17		0.84		0.99		2.58		176

6.36	23.10	41,005	0.89	*	1.06	*	0.88	*	1.05	*	5.59	*	64

6.40	52.67	21,505	0.97		1.19		0.89		1.11		1.08		260

4.25	(26.50)	1,250	1.48		1.70		0.89		1.11		2.52		262

6.01	(7.57)	3,555	1.61	*	1.80	*	0.89	*	1.08	*	0.70	*	226

6.21	23.21	100,777	0.99	*	1.11	*	0.98	*	1.10	*	5.50	*	64

6.27	52.42	143,402	1.07		1.24		0.99		1.16		0.82		260

4.17	(26.54)	29,949	1.58		1.75		0.99		1.16		2.33		262

5.90	(5.75)	51,561	1.71		1.85		0.99		1.13		1.39		226

6.62	3.80	76,612	1.49		1.64		0.99		1.14		1.80		148

6.87	10.48	84,054	1.17		1.32		0.99		1.14		2.45		176

6.16	22.87	339,766	1.19	*	1.31	*	1.18	*	1.30	*	5.22	*	64

6.24	52.49	263,343	1.27		1.44		1.19		1.36		0.64		260

4.14	(26.83)	198,722	1.78		1.95		1.19		1.36		2.07		262

5.87	(5.97)	346,932	1.91		2.05		1.19		1.33		1.16		226

6.59	3.67	486,359	1.69		1.84		1.19		1.34		1.65		148

6.84	10.37	281,346	1.37		1.52		1.19		1.34		2.24		176

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	15

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated) (Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Class C

04/01/2021 - 09/30/2021+	$5.87	$0.13	$1.11	$1.24	$(1.40)	$0.00	$(1.40)

03/31/2021	3.92	(0.01)	1.99	1.98	(0.03)	0.00	(0.03)

03/31/2020	5.56	0.08	(1.56)	(1.48)	(0.16)	0.00	(0.16)

03/31/2019	6.25	0.02	(0.42)	(0.40)	(0.29)	0.00	(0.29)

03/31/2018	6.53	0.06	0.10	0.16	(0.44)	0.00	(0.44)

03/31/2017	6.02	0.10	0.47	0.57	(0.06)	0.00	(0.06)

Class R

04/01/2021 - 09/30/2021+	6.08	0.15	1.13	1.28	(1.40)	0.00	(1.40)

03/31/2021	4.04	0.02	2.07	2.09	(0.05)	0.00	(0.05)

03/31/2020	5.73	0.10	(1.60)	(1.50)	(0.19)	0.00	(0.19)

03/31/2019	6.44	0.05	(0.44)	(0.39)	(0.32)	0.00	(0.32)

03/31/2018	6.70	0.09	0.11	0.20	(0.46)	0.00	(0.46)

03/31/2017	6.16	0.14	0.48	0.62	(0.08)	0.00	(0.08)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$5.71	22.73%	$45,988	1.94	%*	2.06	%*	1.93	%*	2.05	%*	4.54	%*	64%

5.87	50.90	24,089	2.02		2.19		1.94		2.11		(0.13)		260

3.92	(27.27)	15,860	2.53		2.70		1.94		2.11		1.45		262

5.56	(6.50)	36,829	2.66		2.80		1.94		2.08		0.42		226

6.25	2.76	54,896	2.44		2.59		1.94		2.09		0.89		148

6.53	9.43	101,272	2.12		2.27		1.94		2.09		1.49		176

5.96	22.71	36,427	1.44	*	1.56	*	1.43	*	1.55	*	4.99	*	64

6.08	52.07	28,868	1.52		1.69		1.44		1.61		0.39		260

4.04	(26.96)	19,436	2.03		2.20		1.44		1.61		1.81		262

5.73	(6.17)	31,220	2.16		2.30		1.44		1.58		0.87		226

6.44	3.40	41,291	1.94		2.09		1.44		1.59		1.35		148

6.70	10.03	43,511	1.62		1.77		1.44		1.59		2.01		176

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	17

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$9,208,474
Investments in Affiliates*	232

Financial Derivative Instruments
Exchange-traded or centrally cleared	11,746
Over the counter	112,674
Cash	16
Deposits with counterparty	14,773
Foreign currency, at value	18,341
Receivable for investments sold	650,029
Receivable for investments sold on a delayed-delivery basis	1,650
Receivable for TBA investments sold	8,950
Receivable for Fund shares sold	9,872
Interest and/or dividends receivable	11,151
Dividends receivable from Affiliates	1
Reimbursement receivable from PIMCO	655
Other assets	1

Total Assets	10,048,565

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,343,101
Payable for sale-buyback transactions	114,572
Payable for short sales	2,118

Financial Derivative Instruments
Exchange-traded or centrally cleared	12,947
Over the counter	17,255
Payable for investments purchased	297,857
Payable for investments in Affiliates purchased	1
Payable for investments purchased on a delayed-delivery basis	39
Payable for TBA investments purchased	434,100
Deposits from counterparty	34,757
Payable for Fund shares redeemed	10,257
Accrued investment advisory fees	3,096
Accrued supervisory and administrative fees	1,739
Accrued distribution fees	68
Accrued servicing fees	84
Other liabilities	5

Total Liabilities	3,271,996

Net Assets	$6,776,569

Net Assets Consist of:

Paid in capital	$6,313,296
Distributable earnings (accumulated loss)	463,273

Net Assets	$6,776,569

Cost of investments in securities	$9,131,016
Cost of investments in Affiliates	$231
Cost of foreign currency held	$18,752
Proceeds received on short sales	$2,116
Cost or premiums of financial derivative instruments, net	$(3,883)

* Includes repurchase agreements of:	$254,245

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

September 30, 2021 (Unaudited)

Net Assets:

Institutional Class	$4,541,509
I-2	1,671,097
I-3	41,005
Administrative Class	100,777
Class A	339,766
Class C	45,988
Class R	36,427

Shares Issued and Outstanding:

Institutional Class	710,042
I-2	262,737
I-3	6,446
Administrative Class	16,234
Class A	55,130
Class C	8,061
Class R	6,110

Net Asset Value Per Share Outstanding(a):

Institutional Class	$6.40
I-2	6.36
I-3	6.36
Administrative Class	6.21
Class A	6.16
Class C	5.71
Class R	5.96

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	19

Consolidated Statement of Operations PIMCO CommodityRealReturn Strategy Fund®

Six Months Ended September 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$178,002
Dividends from Investments in Affiliates	12
Total Income	178,014

Expenses:

Investment advisory fees	15,866
Supervisory and administrative fees	9,076
Distribution and/or servicing fees - Administrative Class	215
Distribution fees - Class C	136
Distribution fees - Class R	41
Servicing fees - Class A	384
Servicing fees - Class C	45
Servicing fees - Class R	41
Trustee fees	9
Interest expense	355
Total Expenses	26,168
Waiver and/or Reimbursement by PIMCO	(3,322)
Net Expenses	22,846

Net Investment Income (Loss)	155,168

Net Realized Gain (Loss):

Investments in securities	(26,174)
Investments in Affiliates	24
Exchange-traded or centrally cleared financial derivative instruments	(32,600)
Over the counter financial derivative instruments	851,143
Foreign currency	2,050

Net Realized Gain (Loss)	794,443

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(10,841)
Exchange-traded or centrally cleared financial derivative instruments	(19,863)
Over the counter financial derivative instruments	194,928
Foreign currency assets and liabilities	2,002

Net Change in Unrealized Appreciation (Depreciation)	166,226

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,115,837

* Foreign tax withholdings	$9

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†)	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$155,168	$31,546
Net realized gain (loss)	794,443	1,082,875
Net change in unrealized appreciation (depreciation)	166,226	73,397

Net Increase (Decrease) in Net Assets Resulting from Operations	1,115,837	1,187,818

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(648,176)	(21,695)
I-2	(319,079)	(13,161)
I-3	(8,562)	(129)
Administrative Class	(35,712)	(733)
Class A	(63,123)	(2,472)
Class C	(7,837)	(134)
Class R	(6,813)	(236)

Total Distributions(a)	(1,089,302)	(38,560)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	2,381,214	1,287,330

Total Increase (Decrease) in Net Assets	2,407,749	2,436,588

Net Assets:

Beginning of period	4,368,820	1,932,232
End of period	$6,776,569	$4,368,820

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	21

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn Strategy Fund®

Six Months Ended September 30, 2021 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$1,115,837

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(6,533,765)
Proceeds from sales of long-term securities	4,088,365
(Purchases) Proceeds from sales of short-term portfolio investments, net	(1,165,481)
(Increase) decrease in deposits with counterparty	(10,646)
(Increase) decrease in receivable for investments sold	119,694
(Increase) decrease in interest and/or dividends receivable	(1,804)
(Increase) decrease in dividends receivable from Affiliates	1
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(48,877)
Proceeds from (Payments on) over the counter financial derivative instruments	846,266
(Increase) decrease in reimbursement receivable from PIMCO	(127)
(Increase) decrease in other assets	(1)
Increase (decrease) in payable for investments purchased	(356,790)
Increase (decrease) in deposits from counterparty	(551)
Increase (decrease) in accrued investment advisory fees	955
Increase (decrease) in accrued supervisory and administrative fees	500
Increase (decrease) in accrued distribution fees	17
Increase (decrease) in accrued servicing fees	17
Proceeds from (Payments on) short sales transactions, net	(2)
Proceeds from (Payments on) foreign currency transactions	1,010
Increase (decrease) in other liabilities	5
Net Realized (Gain) Loss
Investments in securities	26,174
Investments in Affiliates	(24)
Exchange-traded or centrally cleared financial derivative instruments	32,600
Over the counter financial derivative instruments	(851,143)
Foreign currency	(2,050)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	10,841
Exchange-traded or centrally cleared financial derivative instruments	19,863
Over the counter financial derivative instruments	(194,928)
Foreign currency assets and liabilities	(2,002)
Net amortization (accretion) on investments	39,067
Net Cash Provided by (Used for) Operating Activities	(2,866,979)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	2,945,621
Payments on shares redeemed	(1,461,390)
Cash distributions paid*	(173,603)
Proceeds from reverse repurchase agreements	42,709,394
Payments on reverse repurchase agreements	(41,262,472)
Proceeds from sale-buyback transactions	6,449,583
Payments on sale-buyback transactions	(6,335,011)
Net Cash Received from (Used for) Financing Activities	2,872,122

Net Increase (Decrease) in Cash and Foreign Currency	5,143

Cash and Foreign Currency:

Beginning of period	13,214
End of period	$18,357
* Reinvestment of distributions	$915,699

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$341

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund®

(Unaudited)

September 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 135.9%

CORPORATE BONDS & NOTES 3.8%

BANKING & FINANCE 3.7%

Aviation Capital Group LLC
2.875% due 01/20/2022		$900	$905

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		532	524

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 05/24/2022 •(f)(g)	EUR	400	476
5.875% due 09/24/2023 •(f)(g)		400	497

Corp. Andina de Fomento
3.950% due 10/15/2021	MXN	100,374	4,865

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$7,000	7,230

Deutsche Bank AG
4.250% due 10/14/2021		28,300	28,331

Erste Group Bank AG
8.875% due 10/15/2021 •(f)(g)	EUR	200	232

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$4,200	4,286

ING Bank NV
2.625% due 12/05/2022		7,600	7,812

Jackson National Life Global Funding
2.500% due 06/27/2022		200	203

Jyske Realkredit A/S
0.500% due 10/01/2043	DKK	784	114
1.000% due 10/01/2050		258,458	37,933
1.000% due 10/01/2053		9,764	1,394
2.500% due 10/01/2047		14	2

Mitsubishi HC Capital, Inc.
3.406% due 02/28/2022		$200	202

Natwest Group PLC
1.682% (US0003M + 1.550%) due 06/25/2024 ~		6,500	6,637
4.519% due 06/25/2024 •		4,200	4,472

New York Life Global Funding
2.250% due 07/12/2022		300	305

Nissan Motor Acceptance Co. LLC
2.650% due 07/13/2022		200	203
3.875% due 09/21/2023		100	106

Nordea Kredit Realkreditaktieselskab
0.500% due 10/01/2043	DKK	294	43
1.000% due 10/01/2050		229,244	33,699
1.500% due 10/01/2053		71,100	10,615
2.500% due 10/01/2047		3	0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nykredit Realkredit A/S
0.500% due 10/01/2043	DKK	3,327	$481
1.000% due 10/01/2050		252,242	36,996
1.500% due 10/01/2053		119,042	17,925
2.500% due 10/01/2047		11	2

Realkredit Danmark A/S
1.000% due 10/01/2053		37,443	5,360
1.500% due 10/01/2053		126,273	18,852
2.500% due 04/01/2047		11	2

UniCredit SpA
7.830% due 12/04/2023		$14,500	16,599

			247,303

INDUSTRIALS 0.1%

Amgen, Inc.
2.650% due 05/11/2022		200	202

Bristol-Myers Squibb Co.
3.250% due 08/15/2022		100	102

Central Nippon Expressway Co. Ltd.
2.567% due 11/02/2021		200	200

Daimler Finance North America LLC
2.850% due 01/06/2022		300	302

Discovery Communications LLC
2.950% due 03/20/2023		158	163

Enterprise Products Operating LLC
4.050% due 02/15/2022		200	203

IHS Markit Ltd.
5.000% due 11/01/2022		100	104

Komatsu Finance America, Inc.
2.437% due 09/11/2022		200	204

NXP BV
3.875% due 09/01/2022		200	206
4.625% due 06/01/2023		300	319

Penske Truck Leasing Co. LP
4.250% due 01/17/2023		100	105

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022		600	607

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		200	209

Toyota Industries Corp.
3.110% due 03/12/2022		200	202

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		1,409	1,502

VMware, Inc.
3.900% due 08/21/2027		900	1,004

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021		1,200	1,205

			6,839

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.0%

British Transco International Finance BV
0.000% due 11/04/2021 (c)	$400	$400

Duke Energy Corp.
2.400% due 08/15/2022	200	203

Eversource Energy
2.900% due 10/01/2024	200	211

Progress Energy, Inc.
3.150% due 04/01/2022	100	101

Tampa Electric Co.
2.600% due 09/15/2022	100	102

		1,017

Total Corporate Bonds & Notes (Cost $261,515)		255,159

U.S. GOVERNMENT AGENCIES 4.3%

Fannie Mae
0.201% due 03/25/2036 •	53	53
0.531% due 02/25/2037 •	392	397
1.931% due 05/01/2035 •	28	28

Freddie Mac
0.354% due 01/15/2037 •	4	4
2.105% due 06/01/2033 •	80	82
2.429% due 01/01/2034 •	84	85

Ginnie Mae
0.382% due 08/20/2068 •	6,716	6,647

Uniform Mortgage-Backed Security, TBA
3.000% due 12/01/2051	1,000	1,043
4.000% due 10/01/2051 - 11/01/2051	265,689	284,825

Total U.S. Government Agencies (Cost $293,090)		293,164

U.S. TREASURY OBLIGATIONS 87.6%

U.S. Treasury Bonds
1.625% due 11/15/2050 (i)	30,630	27,528
3.000% due 05/15/2045	1,370	1,612

U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022 (k)	133,384	134,360
0.125% due 04/15/2022	424,525	430,474
0.125% due 07/15/2022	110,792	113,470
0.125% due 07/15/2022 (k)	1,187	1,216
0.125% due 01/15/2023 (k)	244,133	252,421
0.125% due 07/15/2024	62,076	66,290
0.125% due 10/15/2024 (i)	495,086	529,788
0.125% due 04/15/2025 (i)	518,230	556,142
0.125% due 10/15/2025 (k)	196,827	213,057
0.125% due 04/15/2026 (i)	836,715	906,168
0.125% due 07/15/2026 (k)	34,880	38,067
0.125% due 01/15/2030	139,618	153,506

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 07/15/2030	$11,977	$13,219
0.125% due 01/15/2031 (i)	81,442	89,463
0.125% due 07/15/2031 (i)	150,666	166,062
0.250% due 01/15/2025	222,767	239,405
0.250% due 07/15/2029	25,095	27,939
0.375% due 07/15/2023 (k)	240,765	253,696
0.375% due 07/15/2025	121,125	132,217
0.375% due 07/15/2025 (k)	38,329	41,839
0.500% due 04/15/2024	369,415	394,610
0.625% due 04/15/2023 (i)(k)	504,103	527,552
0.625% due 01/15/2024 (k)	146,183	156,001
0.625% due 01/15/2026	94,750	104,621
0.625% due 02/15/2043 (i)(m)	499	595
0.750% due 07/15/2028 (m)	5,633	6,454
0.875% due 01/15/2029	41,944	48,494
1.000% due 02/15/2046	13,594	17,728
1.375% due 02/15/2044	2,553	3,511
1.750% due 01/15/2028	59,321	71,419
2.125% due 02/15/2040 (i)(m)	3,410	5,081
2.125% due 02/15/2041	10,377	15,643
2.375% due 01/15/2025	105,378	121,000
2.500% due 01/15/2029 (k)	47,053	60,304
3.875% due 04/15/2029	13,534	18,890

Total U.S. Treasury Obligations (Cost $5,865,679)		5,939,842

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.6%

Adjustable Rate Mortgage Trust
2.612% due 10/25/2035 ^~	256	253
2.675% due 09/25/2035 ^~	415	398

Alliance Bancorp Trust
0.326% due 07/25/2037 •	1,891	1,819

American Home Mortgage Assets Trust
0.466% due 05/25/2046 ^•	118	107
1.012% due 11/25/2046 •	5,031	2,097

American Home Mortgage Investment Trust
1.655% due 09/25/2045 •	55	55

BAMLL Commercial Mortgage Securities Trust
1.150% due 09/15/2038 •	3,100	3,107

Banc of America Funding Trust
0.667% due 05/20/2035 ^•	80	77
2.778% due 05/25/2035 ~	16	17
3.053% due 05/20/2036 ^~	160	162
3.162% due 01/20/2047 ~	4,447	4,385
3.411% due 01/20/2047 ^~	113	109

Banc of America Mortgage Trust
2.445% due 01/25/2035 ~	1	1
2.570% due 11/25/2035 ^~	177	172
2.685% due 07/25/2035 ^~	187	188
2.967% due 12/25/2034 ~	222	248

24	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bancorp Commercial Mortgage Trust
1.214% due 09/15/2036 •	$801	$801

BCAP LLC Trust
0.426% due 01/25/2037 ^•	717	714
2.927% due 04/26/2036 ~	805	724

Bear Stearns Adjustable Rate Mortgage Trust
2.699% due 10/25/2035 ~	271	280
2.750% due 07/25/2034 ~	24	24
2.871% due 05/25/2033 ~	13	14
2.970% due 07/25/2036 ^~	343	337
3.105% due 02/25/2036 ^~	152	151

Bear Stearns ALT-A Trust
0.406% due 02/25/2034 •	397	389
2.910% due 09/25/2035 ^~	193	150
3.089% due 09/25/2047 ^~	3,174	2,113
3.266% due 09/25/2034 ~	137	154

Chase Mortgage Finance Trust
2.739% due 09/25/2036 ^~	454	412
2.861% due 12/25/2035 ^~	254	245
3.068% due 03/25/2037 ^~	611	624
5.500% due 12/25/2022 ^	865	495

CIM Trust
1.086% due 02/25/2049 •	331	331

Citigroup Mortgage Loan Trust
2.470% due 05/25/2035 •	52	53
2.520% due 03/25/2036 ^•	36	36
3.258% due 04/25/2066 ~	766	773

Citigroup Mortgage Loan Trust, Inc.
1.860% due 09/25/2035 •	53	55
2.913% due 12/25/2035 ^~	260	182

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	191	193

Countrywide Alternative Loan Trust
0.266% due 05/25/2047 •	1,094	1,054
0.267% due 02/20/2047 ^•	3,178	2,498
0.282% due 12/20/2046 ^•	250	222
0.506% due 07/25/2046 •	91	87
1.092% due 12/25/2035 •	252	233
2.903% due 11/25/2035 ^~	202	199
5.000% due 07/25/2035	882	676
5.500% due 07/25/2035	132	123
5.750% due 03/25/2037 ^•	220	169
6.000% due 03/25/2037 ^	197	112
6.500% due 08/25/2032	42	42

Countrywide Home Loan Mortgage Pass-Through Trust
0.726% due 03/25/2035 •	32	32
2.166% due 10/20/2035 ~	23	22
2.698% due 04/20/2035 ~	2	2
2.713% due 11/20/2034 ~	2	2
2.922% due 09/25/2047 ^~	295	285
5.500% due 11/25/2035 ^	67	53
5.500% due 04/25/2038	231	242
6.000% due 04/25/2036	338	248

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
0.236% due 09/29/2036 •		$2,659	$2,613
6.113% due 10/26/2036 ~		379	373

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		1,640	1,393

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^		259	257

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.186% due 10/25/2036 ^•		69	57

Eurosail PLC
0.952% due 10/17/2040 •	EUR	1,827	2,121

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		$124	75

First Horizon Mortgage Pass-Through Trust
2.500% due 10/25/2035 ~		56	60

Great Hall Mortgages PLC
0.202% due 03/18/2039 •	GBP	205	273
0.222% due 06/18/2038 •		147	197

GSR Mortgage Loan Trust
2.805% due 11/25/2035 ~		$186	190
2.955% due 11/25/2035 ^~		175	126
3.133% due 11/25/2035 ^~		831	799

HarborView Mortgage Loan Trust
0.277% due 09/19/2037 •		66	65
0.527% due 05/19/2035 •		379	367
0.587% due 01/19/2036 •		1,241	891
2.563% due 08/19/2036 ^~		77	77

Hawksmoor Mortgages
1.100% due 05/25/2053 •	GBP	15,283	20,686

HomeBanc Mortgage Trust
0.446% due 12/25/2036 •		$84	84

IndyMac Mortgage Loan Trust
0.276% due 09/25/2046 •		2,776	2,631
0.446% due 07/25/2047 •		1,453	1,161
0.486% due 11/25/2046 •		291	294
0.646% due 07/25/2035 •		215	178
2.889% due 10/25/2034 ~		301	308
2.912% due 09/25/2035 ^~		187	179
3.068% due 06/25/2035 ^~		79	77

JP Morgan Alternative Loan Trust
0.546% due 12/25/2036 •		3,364	3,304

JP Morgan Chase Commercial Mortgage Securities Trust
1.534% due 12/15/2031 •		710	706

JP Morgan Mortgage Trust
1.875% due 06/25/2035 ~		54	57
2.240% due 07/25/2034 ~		10	11
2.299% due 07/25/2035 ~		39	41
2.319% due 06/25/2036 ^~		482	399
2.595% due 07/25/2035 ~		69	70
2.665% due 06/25/2035 ~		90	94

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.800% due 08/25/2036 ^~		$99	$90
2.821% due 11/25/2035 ^~		148	138
2.886% due 07/27/2037 ~		236	234

Luminent Mortgage Trust
0.486% due 10/25/2046 •		491	479

MASTR Adjustable Rate Mortgages Trust
0.566% due 05/25/2037 •		283	161

Merrill Lynch Alternative Note Asset Trust
0.686% due 03/25/2037 •		696	258
2.916% due 06/25/2037 ^~		304	222

Merrill Lynch Mortgage Investors Trust
1.740% due 05/25/2036 ~		59	56
2.946% due 12/25/2035 ~		49	43
2.965% due 09/25/2035 ^~		85	78
3.018% due 06/25/2035 ~		171	175
3.465% due 05/25/2034 ~		105	106

Merrill Lynch Mortgage-Backed Securities Trust
2.714% due 04/25/2037 ^~		836	857

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		924	956
4.500% due 05/25/2058 ~		106	115

Residential Accredit Loans, Inc. Trust
0.386% due 08/25/2035 •		564	485
0.466% due 12/25/2036 •		897	871
3.129% due 08/25/2035 ^~		468	256
5.073% due 02/25/2036 ^~		270	237

Residential Asset Securitization Trust
0.486% due 05/25/2035 •		887	649
5.000% due 11/25/2021		1	1
6.500% due 09/25/2036 ^		655	356
6.500% due 06/25/2037		11,645	4,443

Residential Funding Mortgage Securities, Inc. Trust
2.183% due 06/25/2035 ~		144	134
2.940% due 09/25/2035 ^~		987	739
6.000% due 06/25/2037 ^		569	559
6.500% due 03/25/2032		213	223

Sequoia Mortgage Trust
0.787% due 10/19/2026 •		16	16
1.936% due 01/20/2047 ^~		352	271

Structured Adjustable Rate Mortgage Loan Trust
0.406% due 10/25/2035 •		569	570
2.918% due 02/25/2036 ^~		232	181

Structured Asset Mortgage Investments Trust
0.466% due 06/25/2036 •		138	138
0.506% due 04/25/2036 •		11	10
0.526% due 05/25/2046 •		3,027	1,545
0.587% due 07/19/2035 •		613	627

Towd Point Mortgage Funding PLC
1.097% due 10/20/2051 •	GBP	13,047	17,727

Wachovia Mortgage Loan Trust LLC
2.741% due 08/20/2035 ^~		$181	182

WaMu Mortgage Pass-Through Certificates Trust
0.832% due 01/25/2047 ^•		1,408	1,372

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.909% due 12/25/2046 •		$641	$623
1.072% due 06/25/2046 •		106	109
1.092% due 08/25/2046 •		268	269
1.292% due 11/25/2042 •		81	81
1.763% due 11/25/2046 •		540	535
2.368% due 09/25/2033 ~		49	49
2.864% due 09/25/2036 ^~		826	831
3.093% due 02/25/2037 ^~		117	117
3.131% due 08/25/2036 ^~		84	84

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		128	123

Wells Fargo Mortgage-Backed Securities Trust
2.707% due 10/25/2036 ~		6	6
2.800% due 04/25/2036 ~		326	321

Total Non-Agency Mortgage-Backed Securities (Cost $107,003)			107,668

ASSET-BACKED SECURITIES 7.4%

ACE Securities Corp. Home Equity Loan Trust
0.206% due 10/25/2036 •		21	11

Adagio CLO DAC
0.720% due 10/15/2031 •	EUR	2,500	2,901

American Money Management Corp. CLO Ltd.
0.991% due 04/17/2029 •		$5,000	5,006

Anchorage Capital CLO Ltd.
1.176% due 07/15/2030 •		5,100	5,101
1.236% due 07/15/2032 •		9,800	9,800

Aqueduct European CLO DAC
0.640% due 07/20/2030 •	EUR	7,962	9,237

Ares CLO Ltd.
1.177% due 04/18/2031 •		$8,000	8,025

Ares European CLO DAC
0.780% due 10/15/2031 •	EUR	2,100	2,436
0.850% due 04/20/2032 •(a)		5,200	6,023

ARES L CLO Ltd.
1.176% due 01/15/2032 •		$1,000	999

Argent Securities Trust
0.386% due 07/25/2036 •		5,464	5,196
0.406% due 05/25/2036 •		2,593	938

Armada Euro CLO DAC
0.720% due 07/15/2031 •	EUR	6,500	7,511

Asset-Backed Funding Certificates Trust
0.226% due 10/25/2036 •		$5,107	4,999

Asset-Backed Securities Corp. Home Equity Loan Trust
1.031% due 09/25/2034 •		506	507

Babson Euro CLO DAC
0.271% due 10/25/2029 •	EUR	222	258
0.680% due 07/27/2030 •		1,006	1,167
1.050% due 07/27/2030		151	175

Bain Capital Euro DAC
0.740% due 01/20/2032 •		6,700	7,775

26	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
1.036% due 10/25/2037 •		$2,131	$2,142

Blackrock European CLO DAC
0.620% due 10/15/2031 •	EUR	3,300	3,813

BlueMountain Fuji EUR CLO DAC
0.650% due 07/15/2030 •		600	697
0.720% due 01/15/2031 •		8,800	10,174

Cairn CLO DAC
0.600% due 04/30/2031 •		4,100	4,737
0.780% due 10/15/2031 •		3,100	3,596

Carlyle Euro CLO DAC
0.700% due 01/15/2031 •		9,300	10,784

Carlyle Global Market Strategies CLO Ltd.
1.218% due 04/22/2032 •		$1,000	1,000

Carlyle Global Market Strategies Euro CLO Ltd.
0.750% due 11/15/2031 •	EUR	3,200	3,714

Catamaran CLO Ltd.
1.224% due 01/18/2029 •		$6,083	6,091

Cathedral Lake CLO Ltd.
0.976% due 07/16/2029 •		4,421	4,423

CIFC Funding Ltd.
0.985% due 10/25/2027 •		4,609	4,609
1.075% due 10/24/2030 •		5,800	5,803

CIT Mortgage Loan Trust
1.436% due 10/25/2037 •		1,023	1,033
1.586% due 10/25/2037 •		4,400	4,494

Citigroup Mortgage Loan Trust
0.166% due 01/25/2037 •		49	43
0.546% due 12/25/2036 •		1,106	921
0.791% due 03/25/2037 •		3,200	3,111

Citigroup Mortgage Loan Trust, Inc.
0.581% due 10/25/2036 •		7,400	7,278

Countrywide Asset-Backed Certificates
0.226% due 07/25/2037 •		2,549	2,420
0.286% due 09/25/2037 •		2,041	1,924
0.336% due 03/25/2037 •		5,700	5,530
0.666% due 08/25/2036 •		389	389

Countrywide Asset-Backed Certificates Trust
1.811% due 11/25/2034 •		7,502	7,627

Crestline Denali CLO Ltd.
1.226% due 10/23/2031 •		6,700	6,700

CVC Cordatus Loan Fund DAC
0.630% due 09/15/2031 •	EUR	3,100	3,594
0.650% due 10/15/2031 •		8,700	10,078

Dorchester Park CLO DAC
1.034% due 04/20/2028 •		$1,491	1,494

Dryden Euro CLO BV
0.660% due 04/15/2033 •	EUR	2,700	3,114

Dryden Senior Loan Fund
1.026% due 10/15/2027 •		$7,589	7,589

Euro-Galaxy CLO DAC
0.620% due 04/24/2034 •	EUR	4,800	5,535

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fremont Home Loan Trust
0.221% due 10/25/2036 •		$609	$572

Galaxy CLO Ltd.
1.096% due 10/15/2030 •		4,400	4,406

GSAA Home Equity Trust
0.686% due 03/25/2037 •		596	327

GSAMP Trust
0.346% due 02/25/2046 •		2,387	2,327
0.456% due 03/25/2047 •		2,500	2,246
1.061% due 03/25/2035 ^•		1,395	1,376

Halcyon Loan Advisors Funding Ltd.
1.054% due 04/20/2027 •		86	86

Harvest CLO DAC
0.640% due 10/15/2031 •	EUR	8,100	9,315
0.650% due 06/26/2030 •		10,400	12,026
0.960% due 10/20/2031 •		4,800	5,552

Home Equity Asset Trust
0.761% due 02/25/2036 •		$3,700	3,690
0.881% due 07/25/2034 •		317	316

Home Equity Mortgage Loan Asset-Backed Trust
0.306% due 04/25/2037 •		2,084	1,829

HSI Asset Securitization Corp. Trust
0.626% due 02/25/2036 •		2,381	2,371

IndyMac Mortgage Loan Trust
0.226% due 07/25/2036 •		4,360	1,667

JP Morgan Mortgage Acquisition Trust
0.296% due 10/25/2036 •		201	200

Jubilee CLO BV
0.610% due 04/15/2030 •	EUR	8,800	10,175
0.650% due 04/15/2031 •		2,600	3,007

KKR CLO Ltd.
1.076% due 07/15/2030 •		$2,600	2,600

Laurelin DAC
0.720% due 10/20/2031 •	EUR	4,800	5,533

LCM LP
1.214% due 04/20/2031 •		$2,600	2,601

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		213	215

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		2,375	1,793

Lehman XS Trust
0.406% due 05/25/2036 •		1,524	1,722
4.335% due 06/25/2036 þ		4,599	4,952

LoanCore Issuer Ltd.
1.214% due 05/15/2036 •		2,867	2,869

Man GLG Euro CLO DAC
0.690% due 12/15/2031 •	EUR	5,300	6,150
0.870% due 01/15/2030 •		2,035	2,354

Marathon CLO Ltd.
1.276% due 04/15/2029 •		$1,850	1,853

Marble Point CLO Ltd.
1.166% due 10/15/2030 •		7,000	7,000

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marlette Funding Trust
2.690% due 09/17/2029		$22	$22

MASTR Asset-Backed Securities Trust
0.236% due 10/25/2036 •		1,618	729

MASTR Specialized Loan Trust
0.456% due 01/25/2037 •		21,894	12,403

MidOcean Credit CLO
1.229% due 01/29/2030 •		3,700	3,698

Morgan Stanley ABS Capital, Inc. Trust
0.146% due 05/25/2037 •		469	430
0.791% due 07/25/2035 •		26	27

Morgan Stanley Mortgage Loan Trust
0.806% due 04/25/2037 •		666	283
5.910% due 11/25/2036 þ		1,575	558

Mountain View CLO Ltd.
0.926% due 10/15/2026 •		92	92
1.246% due 04/15/2029 •		3,077	3,081

New Century Home Equity Loan Trust
0.851% due 02/25/2035 •		1,620	1,611

NovaStar Mortgage Funding Trust
0.791% due 01/25/2036 •		3,685	3,685

OAK Hill European Credit Partners DAC
0.740% due 10/20/2031 •	EUR	3,900	4,505

Oak Hill European Credit Partners Designated Activity Co.
0.730% due 01/20/2032 •		2,600	3,014

Oaktree CLO Ltd.
1.248% due 04/22/2030 •		$2,200	2,200
1.252% due 10/20/2032 «•(a)		2,500	2,500

OCP CLO Ltd.
0.926% due 07/15/2027 •		59	59

OCP Euro CLO DAC
0.880% due 09/22/2034 •	EUR	9,700	11,182

OZLM Ltd.
1.228% due 10/20/2031 •(a)		$400	400
1.274% due 07/20/2032 •		3,700	3,704

Palmer Square European Loan Funding DAC
0.780% due 04/15/2031 •	EUR	8,400	9,732
0.870% due 02/15/2030 •		1,097	1,272

Palmer Square Loan Funding Ltd.
1.104% due 04/20/2027 •		$88	88

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.776% due 05/25/2035 •		116	116
1.061% due 10/25/2034 •		29	30
1.076% due 09/25/2034 •		191	191

Popular ABS Mortgage Pass-Through Trust
0.954% due 02/25/2036 •		4,300	4,252

Renaissance Home Equity Loan Trust
1.186% due 09/25/2037 •		14,641	8,001

Residential Asset Securities Corp. Trust
0.566% due 08/25/2036 •		776	709

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saranac Clo Ltd.
1.259% due 08/13/2031 •		$2,800	$2,800

Securitized Asset-Backed Receivables LLC Trust
0.586% due 05/25/2036 •		4,617	3,198

Sound Point CLO Ltd.
1.105% due 07/25/2030 •		3,600	3,602
1.128% due 01/23/2029 •		8,076	8,078

Soundview Home Loan Trust
0.146% due 11/25/2036 •		475	195

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		50	50

Starwood Commercial Mortgage Trust
1.244% due 07/15/2038 •		800	801

Structured Asset Investment Loan Trust
0.806% due 04/25/2033 •		1,318	1,311

Symphony CLO Ltd.
1.006% due 04/15/2028 •		1,246	1,247
1.083% due 07/14/2026 •		1,255	1,257

Telos CLO Ltd.
1.084% due 04/17/2028 •		1,238	1,239

THL Credit Wind River Clo Ltd.
1.164% due 04/15/2031 •		3,700	3,700

TICP CLO Ltd.
0.974% due 04/20/2028 •		2,504	2,507

Toro European CLO DAC
0.920% due 01/12/2032 •	EUR	2,400	2,784

Towd Point Mortgage Trust
1.086% due 05/25/2058 •		$8,103	8,173
2.750% due 10/25/2056 ~		1,471	1,492

Venture CLO Ltd.
1.006% due 04/15/2027 •		3,172	3,173
1.006% due 07/15/2027 •		1,159	1,160
1.110% due 07/20/2030 •		8,100	8,100
1.115% due 09/07/2030 •		2,300	2,298
1.184% due 07/20/2030 •		3,200	3,198
1.234% due 01/20/2029 •		1,400	1,401
1.264% due 04/20/2032 •		9,000	8,987

Vibrant CLO Ltd.
1.072% due 06/20/2029 •		12,600	12,603
1.198% due 07/20/2032 •		2,600	2,600

Vibrant Clo Ltd.
1.240% due 07/20/2032 •		2,400	2,401

Voya CLO Ltd.
1.084% due 04/17/2030 •		3,700	3,700
1.091% due 10/15/2030 •		5,600	5,600

Wellfleet CLO Ltd.
0.980% due 07/20/2029 •		7,200	7,200
1.024% due 04/20/2029 •		4,269	4,267

Wells Fargo Home Equity Asset-Backed Securities Trust
2.486% due 12/25/2034 •		1,460	1,507

WhiteHorse Ltd.
1.064% due 04/17/2027 •		85	85

28	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wind River CLO Ltd.
0.996% due 10/15/2027 •		$47	$47

Total Asset-Backed Securities (Cost $506,502)			502,987

SOVEREIGN ISSUES 12.7%

Argentina Government International Bond
0.500% due 07/09/2030 þ		199	68
1.125% due 07/09/2035 þ		130	41
15.500% due 10/17/2026	ARS	21,780	48
34.163% (BADLARPP) due 10/04/2022 ~		1,800	7
36.162% (BADLARPP + 2.000%) due 04/03/2022 ~		40,847	226

Australia Government International Bond
1.250% due 02/21/2022	AUD	32,209	23,544
3.000% due 09/20/2025		34,561	29,261

Autonomous City of Buenos Aires
39.149% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	22,700	128

Canada Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	18,143	18,265

France Government International Bond
0.100% due 03/01/2026 (e)	EUR	22,018	28,216
0.250% due 07/25/2024 (e)		16,732	21,002
2.100% due 07/25/2023 (e)		42,087	52,595

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (e)		108,069	138,607
1.400% due 05/26/2025 (e)		98,897	125,594

Japan Government International Bond
0.005% due 03/10/2031 (e)	JPY	2,600,537	23,927
0.100% due 03/10/2028 (e)		3,742,228	34,566
0.100% due 03/10/2029 (e)		4,464,077	41,374

Mexico Government International Bond
4.500% due 11/22/2035 (e)	MXN	406,710	22,702

New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	78,391	58,941
2.500% due 09/20/2035 (e)		4,320	3,800

Peru Government International Bond
5.940% due 02/12/2029	PEN	15,900	3,859

Provincia de Buenos Aires
37.989% due 05/31/2022	ARS	22,770	122

Qatar Government International Bond
3.875% due 04/23/2023		$6,300	6,635

United Kingdom Gilt
0.125% due 03/22/2024 (e)	GBP	30,870	45,889
0.125% due 03/22/2026 (e)		4,450	6,995
0.125% due 08/10/2028 (e)		33,167	55,642

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.250% due 11/22/2027 (e)(i)	GBP	67,538	$118,576

Total Sovereign Issues (Cost $848,837)			860,630

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Banco Santander S.A.
5.250% due 09/29/2023 •(f)(g)		200,000	243

Bank of America Corp.
5.875% due 03/15/2028 •(f)		3,840,000	4,387

Total Preferred Securities (Cost $4,049)			4,630

SHORT-TERM INSTRUMENTS 18.4%

REPURCHASE AGREEMENTS (h) 3.8%
			254,245

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
15.408% due 12/31/2021 (c)(d)(e)	ARS	3,650	20

U.S. TREASURY BILLS 6.7%
0.050% due 01/27/2022 - 03/31/2022 (b)(c)(k)(m)		$452,251	452,150

U.S. TREASURY CASH MANAGEMENT BILLS 7.9%
0.043% due 01/04/2022 - 02/01/2022 (a)(b)(c)		538,000	537,979

Total Short-Term Instruments (Cost $1,244,341)			1,244,394

Total Investments in Securities (Cost $9,131,016)			9,208,474

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	23,509	$232

Total Short-Term Instruments (Cost $231)		232

Total Investments in Affiliates (Cost $231)		232

Total Investments 135.9% (Cost $9,131,247)		$9,208,706

Financial Derivative Instruments (j)(l) 1.4% (Cost or Premiums, net $(3,883))		94,218

Other Assets and Liabilities, net (37.3)%		(2,526,355)

Net Assets 100.0%		$6,776,569

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

30	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	09/30/2021	10/01/2021	$14,779	U.S. Treasury Notes 0.250% due 09/30/2023	$(15,075)	$14,779	$14,779
RDR	0.020	09/30/2021	10/01/2021	109,300	U.S. Treasury Notes 0.500% - 1.125% due 03/15/2023 - 02/28/2025	(111,691)	109,300	109,300
SOG	0.080	09/22/2021	10/14/2021	130,166	United Kingdom Gilt 0.250% - 1.250% due 11/22/2032 - 03/22/2052	(125,176)	130,166	130,169

Total Repurchase Agreements						$(251,942)	$254,245	$254,248

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	(0.050)%	09/15/2021	10/04/2021		$(26,382)	$(26,382)
	0.010	09/27/2021	10/01/2021		(98,140)	(98,140)
	0.030	09/22/2021	10/06/2021		(65,505)	(65,506)
BPS	0.110	08/12/2021	11/15/2021	GBP	(73,091)	(98,498)
BSN	0.070	09/09/2021	10/06/2021		$(142,385)	(142,391)
CIB	0.070	08/03/2021	10/05/2021		(198,380)	(198,403)
JPS	(0.080)	09/27/2021	10/04/2021		(154,125)	(154,124)
	(0.060)	09/24/2021	10/01/2021		(112,625)	(112,624)
	(0.040)	09/23/2021	10/01/2021		(395,063)	(395,059)
	0.020	09/23/2021	10/01/2021		(24,645)	(24,645)
NOM	0.070	09/23/2021	10/07/2021		(24,711)	(24,711)
RCY	0.070	09/23/2021	10/07/2021		(14,348)	(14,348)
STR	0.050	09/30/2021	10/01/2021		(480,016)	(480,017)
	0.060	10/01/2021	10/04/2021		(508,253)	(508,253)

Total Reverse Repurchase Agreements						$(2,343,101)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BCY	(0.030)%	09/16/2021	10/07/2021	$(88,085)	$(88,084)
	(0.020)	09/28/2021	10/01/2021	(9,365)	(9,365)
BPG	(0.020)	09/24/2021	10/01/2021	(17,123)	(17,123)

Total Sale-Buyback Transactions					$(114,572)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.0%)
Uniform Mortgage-Backed Security, TBA	3.500%	11/01/2051	$2,000	$(2,116)	$(2,118)

Total Short Sales (0.0%)				$(2,116)	$(2,118)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(190,028)	$0	$(190,028)	$190,264	$236
BPS	0	(98,498)	0	(98,498)	98,026	(472)
BSN	0	(142,391)	0	(142,391)	142,255	(136)
CIB	0	(198,403)	0	(198,403)	198,440	37
FICC	14,779	0	0	14,779	(15,075)	(296)
JPS	0	(686,452)	0	(686,452)	686,768	316
NOM	0	(24,711)	0	(24,711)	24,374	(337)
RCY	0	(14,348)	0	(14,348)	14,345	(3)
RDR	109,300	0	0	109,300	(111,691)	(2,391)
SOG	130,169	0	0	130,169	(113,944)	16,225
STR	0	(988,270)	0	(988,270)	488,762	(499,508)

Master Securities Forward Transaction Agreement
BCY	0	0	(97,449)	(97,449)	97,234	(215)
BPG	0	0	(17,123)	(17,123)	17,134	11

Total Borrowings and Other Financing Transactions	$254,248	$(2,343,101)	$(114,572)

32	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2021

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(1,110,485)	$(625,865)	$0	$0	$(1,736,350)
Sovereign Issues	0	0	(98,498)	0	(98,498)

Total	$(1,110,485)	$(625,865)	$(98,498)	$0	$(1,834,848)

Sale-Buyback Transactions
U.S. Treasury Obligations	(26,488)	(88,084)	0	0	(114,572)

Total	$(26,488)	$(88,084)	$0	$0	$(114,572)

Total Borrowings	$(1,136,973)	$(713,949)	$(98,498)	$0	$(1,949,420)

Payable for reverse repurchase agreements and sale-buyback financing transactions(4)					$(1,949,420)

(i)	Securities with an aggregate market value of $1,958,282 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(1,254,365) at a weighted average interest rate of 0.035%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(508,253) is outstanding at period end.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts		Notional Amount	Cost	Market Value
Put - NYMEX Crude Calendar Spread December Futures	$0.300	11/18/2021	2	$	2	$0	$0
Put - NYMEX Crude Calendar Spread November Futures	0.300	10/19/2021	2		2	0	0

Total Purchased Options						$0	$0

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CMX Gold December 2021 Futures	$2,500.000	11/23/2021	24	$2	$(135)	$0
Call - CMX Gold December 2021 Futures	4,000.000	11/23/2021	24	2	(23)	0
Call - IFED California Carbon Allowance December 2021 Futures	25.000	12/15/2021	20	20	(5)	(68)
Call - IFED California Carbon Allowance December 2021 Futures	30.000	12/15/2021	18	18	(15)	(25)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude Calendar Spread December Futures	$0.300	11/18/2021	2	$2	$0	$(1)
Call - NYMEX Crude Calendar Spread November Futures	0.300	10/19/2021	2	2	0	0
Call - NYMEX Crude December 2021 Futures	40.000	11/16/2021	15	15	(91)	(521)
Call - NYMEX Crude December 2021 Futures	76.000	11/16/2021	84	84	(115)	(256)
Call - NYMEX Crude December 2021 Futures	76.500	11/16/2021	72	72	(86)	(204)
Call - NYMEX Crude December 2021 Futures	77.500	11/16/2021	84	84	(107)	(204)
Call - NYMEX Crude December 2021 Futures	80.000	11/16/2021	84	84	(97)	(138)
Call - NYMEX Crude November 2021 Futures	70.000	10/15/2021	84	84	(86)	(469)
Call - NYMEX Crude November 2021 Futures	72.000	10/15/2021	48	48	(51)	(191)
Call - NYMEX Crude November 2021 Futures	72.500	10/15/2021	132	132	(160)	(476)
Call - NYMEX Crude November 2021 Futures	73.500	10/15/2021	84	84	(99)	(247)

Total Written Options					$(1,070)	$(2,800)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Arabica Coffee March Futures	03/2022	25	$1,845	$36	$5	$0
Brent 1st Line vs. Dubai 1st Line April Futures	04/2023	11	25	11	0	0
Brent 1st Line vs. Dubai 1st Line August Futures	08/2023	11	24	10	0	0
Brent 1st Line vs. Dubai 1st Line December Futures	12/2023	11	23	9	0	0
Brent 1st Line vs. Dubai 1st Line February Futures	02/2023	11	26	12	0	0
Brent 1st Line vs. Dubai 1st Line January Futures	01/2023	11	26	12	0	0
Brent 1st Line vs. Dubai 1st Line July Futures	07/2023	11	24	10	0	0
Brent 1st Line vs. Dubai 1st Line June Futures	06/2023	11	25	11	0	0
Brent 1st Line vs. Dubai 1st Line March Futures	03/2023	11	26	12	0	0
Brent 1st Line vs. Dubai 1st Line May Futures	05/2023	11	25	11	0	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2023	11	23	9	0	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2023	11	23	10	0	0
Brent 1st Line vs. Dubai 1st Line September Futures	09/2023	11	24	10	0	0
Brent Crude December Futures	10/2023	15	1,002	75	0	(4)
Brent Crude December Futures	10/2024	75	4,751	619	0	(30)
Brent Crude January Futures	11/2021	91	7,055	(37)	17	0
Brent Crude June Futures	04/2022	616	45,763	3,901	26	0
Brent Crude March Futures	01/2022	249	18,939	2,208	27	(15)
California Carbon Allowance Future Vintage December Futures	12/2021	682	18,694	5,995	109	0
California Carbon Allowance Vintage December Futures	12/2022	221	6,312	1,071	40	0
Chicago Ethanol (Platts) December Futures	12/2021	1	78	0	0	0
Chicago Ethanol (Platts) February Futures	02/2022	18	1,383	(51)	6	0
Chicago Ethanol (Platts) January Futures	01/2022	18	1,378	(57)	6	0
Chicago Ethanol (Platts) March Futures	03/2022	18	1,391	(44)	6	0
Cocoa December Futures	12/2021	152	4,031	330	96	0
Copper December Futures	12/2021	61	6,236	(424)	0	(168)
Cotton No. 2 March Futures	03/2022	91	4,727	632	143	0
Euro-Bund 10-Year Bond December Futures	12/2021	1,284	252,577	(4,103)	431	(491)
Gas Oil December Futures	12/2021	224	15,030	2,065	190	(2)
Gas Oil March Futures	03/2022	45	2,961	306	28	0
Gold 100 oz. December Futures	12/2021	238	41,817	(939)	1,057	0
Hard Red Winter Wheat March Futures	03/2022	145	5,360	97	144	0
Henry Hub Natural Gas April Futures	03/2023	22	176	6	4	0
Henry Hub Natural Gas August Futures	07/2023	22	178	8	4	0
Henry Hub Natural Gas December Futures	11/2022	15	155	22	4	0
Henry Hub Natural Gas June Futures	05/2023	22	175	4	4	0
Henry Hub Natural Gas March Futures	02/2023	15	143	10	3	0

34	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2021

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas May Futures	04/2023	22	$172	$2	$4	$0
Henry Hub Natural Gas November Futures	10/2022	15	150	16	4	0
Henry Hub Natural Gas October Futures	09/2023	22	180	10	4	0
Henry Hub Natural Gas September Futures	08/2023	22	178	8	4	0
Henry Hub Natural Gas Swap February 2023 Futures	01/2023	13	134	19	3	0
Henry Hub Natural Gas Swap January 2023 Futures	12/2022	15	158	25	4	0
Henry Hub Natural Gas Swap July 2023 Futures	06/2023	22	177	7	4	0
ICE Carbon Emissions December Futures	12/2021	128	8,875	989	138	(163)
Iron Ore January Futures	01/2022	1,028	11,826	109	227	0
Lead January Futures	01/2022	48	2,510	(165)	0	(165)
Live Cattle February Futures December Futures	12/2021	275	13,830	(896)	0	(146)
Natural Gas April Futures	03/2022	32	1,396	777	210	(24)
Natural Gas August Futures	07/2022	32	1,188	548	165	0
Natural Gas December Futures	11/2022	8	312	171	36	0
Natural Gas February Futures	01/2022	17	1,012	39	40	0
Natural Gas July Futures	06/2022	32	1,192	552	168	0
Natural Gas June Futures	05/2022	32	1,159	540	168	0
Natural Gas March Futures	02/2022	38	2,096	555	133	0
Natural Gas May Futures	04/2022	32	1,213	574	173	0
Natural Gas May Futures	04/2022	179	6,845	1,214	168	0
Natural Gas November Futures	10/2021	6	489	72	73	0
Natural Gas November Futures	10/2022	8	300	164	34	0
Natural Gas October Futures	09/2022	8	306	165	36	0
Natural Gas September Futures	08/2022	32	1,159	540	158	0
New York Harbor March Futures	02/2022	34	3,261	294	40	0
Nickel January Futures	01/2022	35	3,765	(253)	0	(253)
Platinum January Futures	01/2022	7	337	(19)	5	0
RBOB Gasoline March Futures	02/2022	32	2,879	234	23	0
Soybean January Futures	01/2022	1,203	47,936	(1,439)	0	(1,554)
U.S. Treasury 2-Year Note December Futures	12/2021	3,097	681,509	(265)	120	(1)
U.S. Treasury 5-Year Note December Futures	12/2021	8,917	1,094,492	(6,493)	816	0
Wheat July Futures	07/2022	15	541	11	8	0
White Sugar March Futures	02/2022	70	1,805	32	30	0
WTI Crude December Futures	11/2021	208	15,538	1,798	42	0
WTI Crude December Futures	11/2022	190	12,863	1,368	0	(15)
WTI Crude June Futures	05/2023	780	50,489	4,366	0	(133)
WTI Crude June Futures	05/2024	9	542	34	0	(3)
WTI Crude March Futures	02/2023	93	6,147	388	0	(12)
WTI Crude November Futures	10/2021	231	17,332	775	46	0
WTI Crude September Futures	08/2022	93	6,444	457	0	(3)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2021	5	5	(7)	0	0
WTI Houston (Argus) vs. WTI Trade November Futures	10/2021	5	6	(7)	0	0
Zinc January Futures	01/2022	23	1,718	(35)	0	(35)

				$19,131	$5,434	$(3,217)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum January Futures	01/2022	54	$(3,850)	$(56)	$0	$(56)
Arabica Coffee December Futures	12/2021	67	(4,874)	(324)	0	(15)
Australia Government 3-Year Note December Futures	12/2021	371	(31,230)	37	9	(9)
Australia Government 10-Year Bond December Futures	12/2021	137	(14,012)	240	11	0
Brent 1st Line vs. Dubai 1st Line April Futures	04/2022	6	(15)	0	0	0
Brent 1st Line vs. Dubai 1st Line August Futures	08/2022	6	(14)	1	0	0
Brent 1st Line vs. Dubai 1st Line December Futures	12/2022	6	(14)	1	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	35

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent 1st Line vs. Dubai 1st Line February Futures	02/2022	6	$(16)	$0	$0	$0
Brent 1st Line vs. Dubai 1st Line January Futures	01/2022	6	(16)	(1)	0	0
Brent 1st Line vs. Dubai 1st Line July Futures	07/2022	6	(15)	1	0	0
Brent 1st Line vs. Dubai 1st Line June Futures	06/2022	6	(15)	1	0	0
Brent 1st Line vs. Dubai 1st Line March Futures	03/2022	6	(15)	0	0	0
Brent 1st Line vs. Dubai 1st Line May Futures	05/2022	6	(15)	1	0	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2022	6	(14)	1	0	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2022	6	(14)	1	0	0
Brent 1st Line vs. Dubai 1st Line September Futures	09/2022	6	(14)	1	0	0
Brent Crude December Futures	10/2021	163	(12,765)	(716)	13	(36)
Brent Crude December Futures	10/2022	9	(642)	2	1	0
Brent Crude June Futures	04/2023	780	(53,726)	(5,418)	148	0
Brent Crude June Futures	04/2024	9	(585)	(33)	3	0
Brent Crude September Futures	07/2022	24	(1,746)	(92)	0	0
California Carbon Allowance Current Auction Clearing Price February Futures	02/2022	10	0	(3)	0	0
Call Options Strike @ USD 72.000 on Brent Crude December 2021 Futures (1)	10/2021	84	(595)	(484)	0	(16)
Call Options Strike @ USD 72.500 on Brent Crude December 2021 Futures (1)	10/2021	24	(160)	(129)	0	(5)
Call Options Strike @ USD 74.000 on Brent Crude December 2021 Futures (1)	10/2021	84	(461)	(351)	0	(17)
Call Options Strike @ USD 76.000 on Brent Crude December 2021 Futures (1)	10/2021	84	(344)	(244)	0	(17)
Call Options Strike @ USD 83.000 on Brent Crude January 2021 Futures (1)	11/2021	84	(164)	(3)	0	(21)
Call Options Strike @ USD 84.000 on Brent Crude January 2021 Futures (1)	11/2021	72	(122)	(8)	0	(17)
Call Options Strike @ USD 84.500 on Brent Crude January 2021 Futures (1)	11/2021	84	(133)	1	0	(20)
Call Options Strike @ USD 85.000 on Brent Crude January 2021 Futures (1)	11/2021	84	(123)	14	0	(19)
Coal April Futures	04/2022	1	(163)	(82)	0	(7)
Coal August Futures	08/2022	1	(146)	(65)	0	(7)
Coal December Futures	12/2022	1	(132)	(51)	0	(8)
Coal February Futures	02/2022	1	(191)	(110)	0	(11)
Coal January Futures	01/2022	1	(198)	(117)	0	(10)
Coal July Futures	07/2022	1	(147)	(66)	0	(7)
Coal June Futures	06/2022	1	(155)	(74)	0	(8)
Coal March Futures	03/2022	1	(184)	(103)	0	(11)
Coal May Futures	05/2022	1	(158)	(77)	0	(7)
Coal November Futures	11/2022	1	(136)	(55)	0	(7)
Coal October Futures	10/2022	1	(138)	(57)	0	(7)
Coal September Futures	09/2022	1	(145)	(64)	0	(8)
Cocoa March Futures	03/2022	38	(1,017)	(23)	0	(23)
Corn December Futures	12/2021	1,260	(33,815)	732	142	0
Corn December Futures	12/2022	20	(523)	(6)	0	(4)
Corn March Futures	03/2022	152	(4,138)	28	19	0
Euro-Bobl December Futures	12/2021	1,550	(242,259)	1,228	126	(197)
Euro-BTP Italy Government Bond December Futures	12/2021	1,090	(173,381)	1,464	404	(403)
Euro-Buxl 30-Year Bond December Futures	12/2021	746	(175,712)	4,416	1,123	(501)
Euro-OAT France Government 10-Year Bond December Futures	12/2021	109	(20,953)	373	43	(40)
Euro-Schatz December Futures	12/2021	9,106	(1,183,531)	1,155	53	(53)
Hard Red Winter Wheat December Futures	12/2021	175	(6,403)	(199)	0	(175)
ICE Carbon Emissions December Futures	12/2021	4	(23)	(6)	3	(2)
Japan Government 10-Year Bond June Futures December Futures	12/2021	64	(87,045)	264	29	(29)
Lean Hogs December Futures	12/2021	357	(12,195)	(835)	0	(257)
Natural Gas April Futures	03/2022	118	(4,715)	(1,173)	0	(130)

36	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2021

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Natural Gas December Futures	11/2021	10	$(1,073)	$(266)	$0	$(193)
Natural Gas December Futures	11/2021	20	(1,691)	(389)	0	(324)
Natural Gas February Futures	01/2022	43	(3,272)	(1,519)	0	(694)
Natural Gas January Futures	12/2021	115	(6,984)	(800)	0	(431)
Natural Gas January Futures	12/2021	43	(3,631)	(1,691)	0	(760)
Natural Gas March Futures	02/2022	43	(3,422)	(1,484)	0	(764)
Natural Gas October Futures	09/2022	61	(2,387)	(59)	0	(55)
Palladium December Futures	12/2021	13	(2,470)	459	0	(90)
Put Options Strike @ USD 50.000 on Brent Crude December 2021 Futures (1)	10/2021	36	(1)	49	0	0
Silver December Futures	12/2021	2	(220)	11	0	(6)
Soybean March Futures	03/2022	34	(2,162)	33	45	0
Soybean Meal March Futures	03/2022	95	(3,167)	136	115	0
Soybean Oil January Futures	01/2022	83	(2,916)	(68)	0	(33)
Soybean Oil March Futures	03/2022	33	(1,154)	(14)	0	(10)
U.S. Treasury 10-Year Note December Futures	12/2021	2,692	(354,292)	4,356	9	(379)
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2021	1,684	(244,601)	3,769	21	(246)
U.S. Treasury 30-Year Bond December Futures	12/2021	1,506	(239,783)	4,754	0	(188)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	759	(145,016)	5,308	119	0
United Kingdom Long Gilt December Futures	12/2021	1,310	(220,902)	5,749	900	(159)
Wheat December Futures	12/2021	174	(6,312)	(93)	0	(133)
Wheat March Futures	03/2022	124	(4,566)	(46)	0	(93)
WTI Crude December Futures	11/2022	336	(22,747)	(1,567)	27	(5)
WTI Crude December Futures	11/2023	15	(935)	(69)	4	0
WTI Crude December Futures	11/2024	75	(4,387)	(584)	35	0
WTI Crude June Futures	05/2022	690	(49,094)	(4,762)	0	(28)
WTI Crude March Futures	02/2022	7	(511)	(33)	0	(1)
WTI Midland vs WTI Trade December Futures	11/2021	5	(3)	4	0	0
WTI Midland vs WTI Trade November Futures	10/2021	5	(3)	3	0	0

				$10,124	$3,402	$(6,752)

Total Futures Contracts				$29,255	$8,836	$(9,969)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.353%	$2,400	$(133)	$168	$35	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	3-Month EUR-EURIBOR	0.526%	Annual	11/21/2023	EUR	97,200	$0	$(171)	$(171)	$0	$0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	29,700	91	(1,675)	(1,584)	7	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		$5,100	(130)	(63)	(193)	0	(6)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		7,300	(183)	(96)	(279)	0	(9)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		900	77	(97)	(20)	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	37

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month JPY-LIBOR	0.300%	Semi-Annual	09/20/2027	JPY	2,495,000	$(45)	$(304)	$(349)	$0	$(11)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		568,470	(11)	(73)	(84)	0	(3)
Pay	CPTFEMU	1.380	Maturity	03/15/2031	EUR	32,100	(232)	(2,290)	(2,522)	89	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033		5,200	(7)	11	4	3	0
Pay	CPTFEMU	1.950	Maturity	11/15/2048		2,020	7	38	45	6	0
Pay	CPURNSA	1.280	Maturity	11/02/2021		$11,900	0	(473)	(473)	0	0
Pay	CPURNSA	1.230	Maturity	11/04/2021		46,700	(5)	(1,877)	(1,882)	4	0
Receive	CPURNSA	2.069	Maturity	07/15/2022		10,500	0	380	380	7	0
Receive	CPURNSA	2.500	Maturity	07/15/2022		11,100	(988)	288	(700)	9	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		63,290	0	1,896	1,896	0	(13)
Receive	CPURNSA	2.263	Maturity	04/27/2023		13,380	(4)	350	346	16	0
Receive	CPURNSA	2.263	Maturity	05/09/2023		10,270	0	274	274	14	0
Receive	CPURNSA	2.281	Maturity	05/10/2023		15,760	0	377	377	0	(7)
Receive	CPURNSA	2.419	Maturity	03/05/2026		8,100	0	357	357	0	(2)
Receive	CPURNSA	2.678	Maturity	05/13/2026		24,600	0	551	551	0	(5)
Receive	CPURNSA	2.813	Maturity	05/14/2026		9,800	0	195	195	0	(2)
Receive	CPURNSA	2.703	Maturity	05/25/2026		9,590	2	237	239	0	(1)
Receive	CPURNSA	2.690	Maturity	06/01/2026		10,400	0	259	259	0	(2)
Receive	CPURNSA	1.794	Maturity	08/24/2027		90,200	0	9,288	9,288	0	(18)
Receive	CPURNSA	1.798	Maturity	08/25/2027		21,700	0	2,225	2,225	0	(4)
Receive	CPURNSA	1.890	Maturity	08/27/2027		40,100	0	3,828	3,828	0	(8)
Pay	CPURNSA	2.335	Maturity	02/05/2028		32,120	70	(1,340)	(1,270)	18	0
Pay	CPURNSA	2.352	Maturity	05/09/2028		10,270	0	(370)	(370)	0	(1)
Pay	CPURNSA	2.360	Maturity	05/09/2028		15,460	0	(544)	(544)	0	(1)
Pay	CPURNSA	2.364	Maturity	05/10/2028		15,760	0	(549)	(549)	0	(1)
Pay	CPURNSA	2.165	Maturity	04/16/2029		14,300	0	(954)	(954)	0	(1)
Pay	CPURNSA	1.954	Maturity	06/03/2029		32,350	0	(2,863)	(2,863)	0	(12)
Pay	CPURNSA	1.998	Maturity	07/25/2029		95,800	21	(7,859)	(7,838)	0	(3)
Receive	CPURNSA	2.311	Maturity	02/24/2031		34,100	0	2,064	2,064	3	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024	EUR	10,510	(3)	133	130	2	0
Pay	FRCPXTOB	1.618	Maturity	07/15/2028		8,760	0	257	257	29	0
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		5,600	16	347	363	31	0
Pay	UKRPI	3.465	Maturity	02/15/2022	GBP	24,600	0	(977)	(977)	0	(15)
Pay	UKRPI	3.220	Maturity	03/15/2022		19,900	0	(824)	(824)	0	(17)
Receive	UKRPI	4.480	Maturity	09/15/2023		7,400	0	69	69	0	(12)
Pay	UKRPI	3.330	Maturity	01/15/2025		112,300	3,341	(8,365)	(5,024)	397	0
Pay	UKRPI	3.595	Maturity	11/15/2028		1,570	0	(37)	(37)	15	0
Pay	UKRPI	3.633	Maturity	12/15/2028		2,300	0	(41)	(41)	21	0
Pay	UKRPI	3.400	Maturity	01/15/2030		46,800	(20)	(4,107)	(4,127)	490	0
Pay	UKRPI	3.480	Maturity	01/15/2030		20,000	214	(1,706)	(1,492)	209	0
Pay	UKRPI	3.346	Maturity	05/15/2030		10,200	25	(1,122)	(1,097)	116	0
Pay	UKRPI	3.325	Maturity	08/15/2030		25,090	236	(1,966)	(1,730)	337	0
Pay	UKRPI	3.624	Maturity	02/15/2031		17,800	0	(1,725)	(1,725)	213	0
Pay	UKRPI	3.750	Maturity	04/15/2031		35,630	21	(2,717)	(2,696)	406	0
Pay	UKRPI	4.066	Maturity	09/15/2031		19,500	0	183	183	222	0
Pay	UKRPI	3.566	Maturity	03/15/2036		4,300	0	(497)	(497)	64	0
Pay	UKRPI	3.580	Maturity	03/15/2036		10,300	(60)	(1,090)	(1,150)	152	0

							$2,433	$(23,165)	$(20,732)	$2,880	$(155)

Total Swap Agreements							$2,300	$(22,997)	$(20,697)	$2,880	$(155)

38	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$8,866	$2,880	$11,746	$(2,800)	$(9,992)	$(155)	$(12,947)

(k)

Securities with an aggregate market value of $68,297 and cash of $14,773 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $30 and liability of $(23) for closed futures agreements is outstanding at period end.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2021		AUD	7,379	$		5,355	$20	$0
	10/2021		EUR	1,219			1,435	23	0
	10/2021	$		7,212		AUD	9,946	0	(22)
	10/2021			4,836		CNH	31,316	15	0
	10/2021			178		CNY	1,150	1	0
	10/2021			39,639		DKK	251,907	0	(401)
	10/2021			178,360		GBP	131,909	0	(626)
	11/2021		AUD	9,946	$		7,213	22	0
	11/2021		GBP	131,909			178,368	627	0
	11/2021		ILS	453			140	0	(1)
	11/2021		PLN	88			23	1	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	39

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2021		TWD	5,624	$		203	$1	$0
	11/2021	$		4,507		NOK	39,185	0	(27)
	11/2021			4		RUB	307	0	0
	12/2021		KRW	196,266	$		168	2	0
	12/2021	$		114		INR	8,441	0	(1)
	12/2021			30		RUB	2,231	0	0
	02/2022		PLN	107	$		28	1	0
	04/2022		DKK	250,956			39,639	404	0
	07/2022		EUR	350			389	0	(18)
	07/2022	$		315		EUR	260	0	(12)
BPS	10/2021		CAD	19,551	$		15,398	0	(37)
	10/2021		DKK	19,775			3,164	83	0
	10/2021		EUR	3,433			4,038	62	0
	10/2021		GBP	7,360			10,168	252	0
	10/2021		JPY	2,588,485			23,568	310	0
	10/2021		MXN	600,067			29,596	530	0
	10/2021	$		2,879		CNH	18,661	12	0
	10/2021			1,156		DKK	7,215	0	(32)
	10/2021			2,296		GBP	1,677	0	(36)
	10/2021			29,713		MXN	600,067	0	(647)
	11/2021		IDR	56,400,960	$		3,920	0	0
	11/2021	$		3,895		IDR	55,909,882	0	(9)
	11/2021			2,041		MXN	41,207	0	(55)
	01/2022		MXN	600,067	$		29,303	643	0
	07/2022		EUR	260			299	0	(4)
	07/2022	$		7,053		EUR	5,838	0	(252)
BRC	11/2021			25		RUB	1,879	0	0
CBK	10/2021		AUD	35,826	$		26,014	113	0
	10/2021		EUR	4,985			5,895	121	0
	10/2021		GBP	11,499			15,880	386	0
	10/2021	$		18,206		DKK	115,700	0	(184)
	10/2021			8,032		EUR	6,825	0	(126)
	10/2021			1,555		GBP	1,127	0	(36)
	11/2021		EUR	404	$		468	0	0
	11/2021	$		3,139		GBP	2,334	6	0
	11/2021			11,614		NOK	102,645	124	0
	12/2021			1,605		CNH	10,423	3	0
	12/2021			15		RUB	1,095	0	0
	02/2022		PEN	16,987	$		4,161	81	0
	02/2022		PLN	82			22	1	0
	04/2022		DKK	115,263			18,206	186	0
FBF	11/2021	$		9		RUB	706	0	0
GLM	10/2021		EUR	17,742	$		20,777	226	0
	10/2021	$		1,459		CNH	9,457	6	0
	10/2021			718		EUR	613	0	(8)
	10/2021			12		RUB	888	0	0
	11/2021		TWD	2,982	$		108	1	0
	11/2021	$		2,983		GBP	2,218	6	0
	11/2021			26		RUB	1,975	0	0
	12/2021			1,609		CNH	10,463	5	0
	12/2021			3,640		IDR	52,394,111	0	(11)
	12/2021			28		RUB	2,095	0	0
	07/2022		EUR	988	$		1,225	74	0
	07/2022	$		3,536		EUR	2,891	0	(168)
	10/2022		EUR	38	$		44	0	(1)
	11/2022			486			600	32	0
	12/2022			530			660	40	0
HUS	10/2021		CNH	13,475			2,084	0	(3)
	10/2021		EUR	27,936			32,883	523	0

40	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2021		GBP	4,439	$		6,037	$56	$0
	10/2021	$		3,528		CAD	4,445	0	(19)
	11/2021		IDR	133,478,415	$		9,279	2	0
	11/2021	$		2,084		CNH	13,508	3	0
	11/2021			86		EUR	78	5	0
	11/2021			2		RUB	135	0	0
	12/2021			93		EUR	85	5	0
	12/2021			1,070		IDR	15,399,805	0	(3)
	04/2022			5,054		DKK	32,350	4	0
	07/2022		EUR	6,567	$		8,127	476	0
	07/2022	$		508		EUR	418	0	(21)
JPM	10/2021		DKK	301,619	$		48,499	1,518	0
	10/2021		EUR	76			86	0	(2)
	10/2021		NZD	93,873			65,253	447	0
	10/2021	$		6		RUB	429	0	0
	11/2021		EUR	78	$		89	0	(2)
	11/2021		IDR	41,066,206			2,854	0	0
	11/2021	$		3,180		IDR	45,700,854	0	(4)
	12/2021		EUR	85	$		97	0	(2)
	12/2021		SGD	144			109	3	0
	01/2022		EUR	39			44	0	(1)
	02/2022			36			40	0	(1)
	03/2022			38			43	0	(1)
	04/2022			36			41	0	(1)
	05/2022			35			40	0	(1)
	06/2022			34			38	0	(1)
	07/2022			1,229			1,466	43	(9)
	07/2022	$		1,048		EUR	860	0	(47)
	08/2022		EUR	35	$		40	0	(1)
	09/2022			35			39	0	(1)
	11/2022			38			44	0	(1)
	12/2022			41			46	0	(1)
MYI	10/2021		DKK	357,566			57,525	1,829	0
	10/2021	$		155		CNY	1,003	1	0
	10/2021			118,293		DKK	752,321	0	(1,109)
	10/2021			98,787		JPY	11,000,400	53	0
	10/2021			12,529		NZD	18,057	0	(63)
	11/2021		JPY	11,000,400	$		98,806	0	(53)
	11/2021		NZD	18,057			12,527	63	0
	11/2021		TWD	1,562			57	1	0
	11/2021	$		1,041		IDR	14,959,939	0	(1)
	04/2022		DKK	749,481	$		118,293	1,116	0
RBC	10/2021	$		3,894		GBP	2,807	0	(112)
	07/2022			149		EUR	124	0	(5)
SCX	10/2021		AUD	11,853	$		8,597	28	0
	10/2021		EUR	162			191	4	0
	10/2021		GBP	114,855			157,249	2,494	0
	10/2021	$		1,961		GBP	1,431	0	(33)
	10/2021			994		NZD	1,412	0	(20)
	10/2021			61		RUB	4,533	1	0
	11/2021		EUR	8,405	$		9,746	5	0
	11/2021		NZD	74,404			51,111	0	(246)
	11/2021	$		3,866		SEK	33,345	0	(56)
	12/2021		KRW	91,718	$		79	1	0
	12/2021	$		1,900		CNH	12,355	5	0
	12/2021			195		CNY	1,267	1	0
	12/2021			2,213		IDR	31,788,724	0	(11)
	12/2021			85		INR	6,291	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	41

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SOG	10/2021		DKK	425,562	$		68,460	$2,174	$0
TOR	10/2021		CAD	8,204			6,492	15	0
	10/2021		EUR	441,753			521,796	10,091	0
	10/2021		JPY	8,411,915			76,421	839	0
	10/2021	$		26,003		AUD	35,883	0	(61)
	10/2021			83		EUR	76	5	0
	11/2021		AUD	35,883	$		26,006	61	0
	11/2021		EUR	481,387			558,205	287	0
	12/2021	$		1,730		CNH	11,211	0	0
	12/2021			1,108		IDR	15,930,091	0	(5)
UAG	10/2021		GBP	2,024	$		2,793	66	0
	10/2021	$		6,682		AUD	9,228	0	(10)
	11/2021		AUD	9,228	$		6,682	10	0
	11/2021	$		17		RUB	1,276	0	0
	11/2021			12,070		SEK	104,700	0	(107)

Total Forward Foreign Currency Contracts								$26,655	$(4,729)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	11/02/2022	8,950	$7	$1,267
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	11,760	896	1,663
BRC	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.197	11/04/2022	5,740	428	812
MYC	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.190	11/02/2022	8,600	627	1,229

							$1,958	$4,971

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount(1)	Cost(2)	Market Value
BOA	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	06/16/2023	127	$16	$15
MYC	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000	06/16/2023	190	23	22

					$39	$37

Total Purchased Options					$1,997	$5,008

42	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2021

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC Copper December Futures	$8,000.000	12/07/2022	2	$(647)	$(813)
	Call - OTC Copper December Futures	13,000.000	12/07/2022	1	(410)	(207)
	Call - OTC Eurobob Co. December 2021 Futures «	4.000	12/31/2021	3	(3)	(7)
	Put - OTC EUROBOBCO 4Q21 Futures «	1.000	12/31/2021	3	(3)	0

					$(1,063)	$(1,027)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000%	11/17/2021	2,200	$(10)	$(3)
	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	11/17/2021	2,200	(12)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	11/17/2021	12,700	(15)	(5)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	11/17/2021	8,100	(7)	(2)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	4,500	(5)	(3)
BPS	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	2,600	(11)	(10)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	10,000	(10)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	10,100	(10)	(6)
BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	27,800	(32)	(32)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	2,700	(12)	(10)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	6,800	(37)	(40)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	3.750	01/19/2022	1,800	(10)	(12)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	8,860	(9)	0
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	34,900	(40)	(22)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.750	01/19/2022	7,600	(11)	(9)
CBK	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	2,600	(14)	(15)
DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	3,400	(14)	(4)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	3,100	(15)	(14)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	9,400	(8)	(6)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	1,700	(8)	(7)
FBF	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	2,900	(11)	(11)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	11,300	(12)	(6)
GST	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	4,300	(21)	(6)
	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	12/15/2021	2,200	(8)	(5)
	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	2,200	(9)	(8)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	2,200	(9)	(10)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	4,500	(5)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	5,500	(6)	(3)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.725	01/19/2022	11,200	(11)	(12)
JPM	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	12/15/2021	3,900	(12)	(12)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	1,300	(7)	(8)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	7,000	(7)	(4)
MYC	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	24,400	(24)	(8)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	32,600	(34)	(21)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	11,400	(11)	(6)

						$(477)	$(328)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	43

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	31,400	$(1,429)	$(57)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	25,800	(179)	0

						$(1,608)	$(57)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000%	11/02/2022	26,900	$0	$(1,229)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	35,210	(874)	(1,616)
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/04/2022	17,190	(421)	(789)
GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.526	11/17/2022	194,500	(302)	(49)
MYC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.000	11/02/2022	25,800	(626)	(1,179)

							$(2,223)	$(4,862)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Call - OTC BCOMTR Index	105.000	11/23/2021	19	$(14)	$(27)
	Put - OTC BCOMTR Index	90.000	12/14/2021	1,063	(833)	(472)
	Call - OTC BCOMTR Index	90.000	01/14/2022	44	(135)	(501)
JPM	Call - OTC BCOMTR Index	90.000	01/18/2022	22	(58)	(258)
MYC	Call - OTC BCOMTR Index	93.940	03/02/2022	21	(61)	(189)
UAG	Call - OTC BCOMTR Index	100.500	11/29/2021	9	(28)	(29)
	Put - OTC BCOMTR Index	100.500	11/29/2021	9	(28)	(27)
	Call - OTC BCOMTR Index	102.600	03/02/2022	57	(71)	(230)

					$(1,228)	$(1,733)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	$101.578	11/03/2021	1,700	$(7)	$(1)
GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.531	11/03/2021	3,600	(13)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.609	11/03/2021	1,800	(5)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.555	12/06/2021	4,400	(17)	(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.555	12/06/2021	4,400	(10)	(18)

44	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2021

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	$103.602	10/07/2021	1,500	$(5)	$0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.813	10/07/2021	1,600	(4)	0
JPM	Put - OTC Ginnie Mae, TBA 2.500% due 10/01/2051	102.430	10/14/2021	2,600	(5)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.672	10/07/2021	1,500	(5)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.188	10/07/2021	1,400	(9)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.688	10/07/2021	3,800	(8)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.734	10/07/2021	2,500	(4)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.672	10/07/2021	1,500	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.219	11/03/2021	4,200	(15)	(17)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.336	11/03/2021	1,500	(6)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.473	11/03/2021	1,600	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.531	11/03/2021	1,600	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.547	11/03/2021	1,500	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.563	11/03/2021	1,600	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.734	10/07/2021	1,450	(4)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.766	10/07/2021	1,450	(4)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.906	10/07/2021	1,400	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	104.320	10/07/2021	2,000	(4)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2051	103.375	11/03/2021	3,500	(16)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 12/01/2051	103.988	12/06/2021	3,100	(5)	(6)

					$(172)	$(79)

Total Written Options					$(6,771)	$(8,086)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	EURMARGIN 1Q22	$5.820	Maturity	03/31/2022	84,000	$70	$46	$116	$0
	Receive	EURMARGIN 4Q21	5.300	Maturity	12/31/2021	2,400	(1)	6	5	0
	Receive	EURMARGIN CAL21	6.120	Maturity	12/31/2021	3,750	(11)	17	6	0
	Receive	EUROBOBCO CAL21	5.900	Maturity	12/31/2021	5,700	(46)	57	11	0
	Pay	HOBR CAL21	11.994	Maturity	12/31/2021	1,500	0	(12)	0	(12)
	Receive	ULSDCO CAL21	9.170	Maturity	12/31/2021	3,000	(7)	17	10	0
CBK	Receive	HOBR CAL21	15.670	Maturity	12/31/2021	8,340	(4)	43	39	0
	Receive	MEHMID CAL20-21	1.840	Maturity	12/31/2021	6,400	0	(9)	0	(9)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	45

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit		Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CIB	Receive	GOLDLNPM Index		$1,776.421	Maturity	11/29/2021	800	$0	$(16)	$0	$(16)
GST	Receive	EURMARGIN CAL21		3.500	Maturity	12/31/2021	3,000	0	13	13	0
	Receive	HOBR CAL21		14.080	Maturity	12/31/2021	1,500	0	9	9	0
	Pay	HOBR CAL21		17.320	Maturity	12/31/2021	8,700	0	(26)	0	(26)
	Pay	HOBR CAL21		17.470	Maturity	12/31/2021	6,000	0	(17)	0	(17)
	Pay	LLSMEH 1H22		1.000	Maturity	06/30/2022	13,200	0	8	8	0
	Pay	LLSMEH 2H22		1.000	Maturity	12/31/2022	6,600	0	4	4	0
	Pay	LLSMEH CAL22		1.000	Maturity	12/31/2022	7,200	0	4	4	0
	Receive	TTFNBP V1-H2	GBP	3.800	Maturity	03/31/2022	182,000	0	(9)	0	(9)
JPM	Pay	EURMARGIN 1Q22		$5.850	Maturity	03/31/2022	20,100	0	(27)	0	(27)
	Receive	EURMARGIN CAL21		6.350	Maturity	12/31/2021	6,420	(17)	26	9	0
	Receive	EUROBOBCO CAL21		7.700	Maturity	12/31/2021	28,500	(221)	226	5	0
	Pay	Gold December 2021 Futures		1,799.900	Maturity	11/24/2021	9,800	0	420	420	0
	Receive	GOLDLNPM Index		1,775.361	Maturity	11/29/2021	500	0	(10)	0	(10)
	Receive	GOLDLNPM Index		1,889.912	Maturity	11/29/2022	900	0	(116)	0	(116)
	Receive	HOBR CAL21		15.500	Maturity	12/31/2021	1,860	0	9	9	0
	Receive	LLSCO CAL21		1.700	Maturity	12/31/2021	5,100	0	(1)	0	(1)
	Pay	LLSMEH 1H22		1.050	Maturity	06/30/2022	3,600	0	2	2	0
	Receive	MEHCO CAL22		2.820	Maturity	12/31/2022	25,200	0	23	23	0
	Receive	MEHCO CAL22		2.300	Maturity	12/31/2022	30,000	0	11	11	0
	Pay	TTFNBP V21	GBP	0.200	Maturity	10/31/2021	248,000	0	15	15	0
MAC	Receive	EURMARGIN 1Q22		$6.790	Maturity	03/31/2022	18,600	0	8	8	0
	Receive	EURMARGIN 4Q21		5.300	Maturity	12/31/2021	18,300	(3)	39	36	0
	Receive	EURMARGIN CAL21		3.100	Maturity	12/31/2021	23,400	0	110	110	0
	Receive	EUROBOBCO CAL21		4.950	Maturity	12/31/2021	20,400	(126)	186	60	0
	Receive	HOBR CAL21		16.250	Maturity	12/31/2021	3,000	0	12	12	0
	Receive	LLSCO CAL22		2.800	Maturity	12/31/2022	8,400	2	9	11	0
	Receive	MEHCO CAL21		3.250	Maturity	12/31/2021	3,900	0	5	5	0
	Receive	MEHCO CAL22		2.300	Maturity	12/31/2022	4,800	0	2	2	0
	Receive	MEHMID CAL21		1.100	Maturity	12/31/2021	2,200	0	(1)	0	(1)
	Receive	ULSDCO CAL21		6.775	Maturity	12/31/2021	3,000	0	17	17	0
MEI	Receive	GOLDLNPM Index		1,774.369	Maturity	11/29/2021	4,800	0	(87)	0	(87)
MYC	Receive	EURMARGIN 1H22		6.210	Maturity	06/30/2022	11,400	0	22	22	0
	Receive	EURMARGIN CAL21		3.000	Maturity	12/31/2021	900	0	4	4	0
	Receive	EURMARGIN CAL21		3.450	Maturity	12/31/2021	2,550	0	11	11	0
	Receive	EURMARGIN CAL21		3.470	Maturity	12/31/2021	900	0	4	4	0
	Receive	EURMARGIN F2-M2		6.200	Maturity	06/30/2022	10,800	0	21	21	0
	Receive	EUROBOBCO CAL21		1.900	Maturity	12/31/2021	3,600	0	35	35	0
	Receive	EUROBOBCO CAL21		3.550	Maturity	12/31/2021	1,200	0	5	5	0
	Receive	EUROBOBCO CAL21		4.970	Maturity	12/31/2021	1,800	0	5	5	0
	Receive	EUROBOBCO CAL21		5.250	Maturity	12/31/2021	300	0	1	1	0
	Receive	EUROBOBCO CAL21		5.350	Maturity	12/31/2021	3,000	0	8	8	0
	Receive	EUROBOBCO CAL21		5.600	Maturity	12/31/2021	2,700	0	6	6	0
	Receive	EUROBOBCO CAL21		5.750	Maturity	12/31/2021	1,500	0	3	3	0
	Receive	EUROBOBCO CAL21		5.800	Maturity	12/31/2021	2,100	0	4	4	0
	Receive	EUROBOBCO CAL21		7.650	Maturity	12/31/2021	1,800	0	0	0	0
	Receive	HOBR CAL21		15.450	Maturity	12/31/2021	1,500	0	7	7	0
	Receive	LLSCO CAL21		1.810	Maturity	12/31/2021	1,200	0	0	0	0
	Pay	LLSCO CAL21		1.250	Maturity	12/31/2021	6,300	0	4	4	0
	Receive	LLSCO CAL22		2.500	Maturity	12/31/2022	8,400	0	8	8	0
	Receive	LLSCO CAL22		2.100	Maturity	12/31/2022	25,200	0	15	15	0
	Pay	MEHCO CAL21		1.400	Maturity	12/31/2021	900	0	1	1	0
	Receive	MEHCO CAL22		2.680	Maturity	12/31/2022	4,800	0	4	4	0
	Receive	MEHCO CAL22		2.360	Maturity	12/31/2022	9,600	0	4	4	0
	Receive	MEHCO CAL22		2.350	Maturity	12/31/2022	10,800	0	5	5	0
	Receive	MEHCO CAL22		2.330	Maturity	12/31/2022	9,600	0	4	4	0
	Receive	MEHCO CAL22		2.300	Maturity	12/31/2022	14,400	0	5	5	0
	Receive	MEHCO CAL22		2.280	Maturity	12/31/2022	4,800	0	2	2	0
	Receive	MEHCO CAL22		2.200	Maturity	12/31/2022	26,400	0	7	7	0

46	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2021

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit		Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	MEHCO CAL22		2.150	Maturity	12/31/2022	3,600	$0	$1	$1	$0
	Receive	TTFNBP 1Q22	GBP	5.360	Maturity	03/31/2022	1,710,000	0	(59)	0	(59)
	Receive	TTFNBP 1Q22		5.150	Maturity	03/31/2022	1,170,000	0	(44)	0	(44)
	Receive	TTFNBP 1Q22		5.000	Maturity	03/31/2022	1,980,000	0	(78)	0	(78)
	Receive	TTFNBP 2Q3Q22		1.440	Maturity	09/30/2022	549,000	0	(7)	0	(7)
	Receive	TTFNBP 4Q21		3.430	Maturity	12/31/2021	276,000	0	(14)	0	(14)
	Receive	TTFNBP V1-H2		4.350	Maturity	03/31/2022	546,000	0	(24)	0	(24)
	Receive	TTFNBP V1-H2		4.300	Maturity	03/31/2022	546,000	0	(24)	0	(24)
	Receive	TTFNBP V1-H2		4.250	Maturity	03/31/2022	728,000	0	(33)	0	(33)
	Receive	TTFNBP V1-H2		4.130	Maturity	03/31/2022	546,000	0	(26)	0	(26)
	Receive	TTFNBP V1-H2		4.120	Maturity	03/31/2022	364,000	0	(17)	0	(17)
	Receive	TTFNBP V1-H2		4.050	Maturity	03/31/2022	910,000	0	(44)	0	(44)
	Receive	TTFNBP V1-H2		4.000	Maturity	03/31/2022	546,000	0	(27)	0	(27)
	Pay	TTFNBP V21		0.700	Maturity	10/31/2021	248,000	0	14	14	0
	Pay	TTFNBP V21		0.500	Maturity	10/31/2021	62,000	0	4	4	0
	Pay	TTFNBP V21		0.350	Maturity	10/31/2021	186,000	0	13	13	0
	Pay	TTFNBP V21		1.250	Maturity	10/31/2021	124,000	0	10	10	0
	Pay	TTFNBP V21		2.000	Maturity	10/31/2021	31,000	0	3	3	0
	Receive	ULSDCO CAL21		$6.630	Maturity	12/31/2021	1,500	0	9	9	0
	Receive	ULSDCO CAL21		9.030	Maturity	12/31/2021	900	0	3	3	0

								$(364)	$868	$1,232	$(728)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(3)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	EMSMF Index «	N/A	0.250%	Maturity	12/19/2022	EUR	50,000	$0	$(181)	$0	$(181)
	Receive	EMSMF Index «	N/A	0.252%	Maturity	12/19/2022		100,000	0	(515)	0	(515)
	Receive	BCOMF1NTC Index	159,133	0.120%	Monthly	02/15/2022		$20,170	0	22	22	0
	Receive	BCOMF1TC Index(6)	3,753,303	0.175% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		343,731	0	4,430	4,430	0
	Receive	BCOMTR Index	4,912,381	0.155% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		1,044,645	(427)	12,697	12,270	0
CBK	Receive	BCOMTR Index	698,911	0.155% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		148,627	0	1,746	1,746	0
	Receive	CIXBSTR3 Index	692,892	0.185% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		162,046	0	1,939	1,939	0
CIB	Receive	BCOMTR Index	401,090	0.155% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		85,294	0	1,002	1,002	0
	Receive	PIMCODB Index(7)	721,305	0.000%	Monthly	02/15/2022		91,484	0	605	605	0
FBF	Receive	BCOMTR Index	1,377,337	0.135% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022		292,898	0	3,443	3,443	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	47

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive(3)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Pay	BCOMTR Index	170,155	0.000%	Maturity	12/14/2021	$16,667	$0	$(478)	$0	$(478)
	Receive	BCOMTR Index	22,515	0.000%	Maturity	01/14/2022	1,829	120	319	439	0
	Receive	BCOMF1TC Index(8)	1,136,646	0.175% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	385,678	0	4,971	4,971	0
	Receive	BCOMTR Index	2,815,832	0.165% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	598,802	(550)	7,581	7,031	0
	Receive	BCOMTR1 Index(9)	1,106,492	0.175% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	258,881	0	3,039	3,039	0
	Receive	BCOMTR2 Index(10)	803,910	0.175% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	172,985	0	2,086	2,086	0
	Receive	CMDSKEWLS Index	124,170	0.250%	Monthly	02/15/2022	22,928	0	(437)	0	(437)
JPM	Receive	BCOMTR Index	53,142	0.000%	Maturity	01/18/2022	4,276	817	262	1,079	0
	Receive	BCOMTR Index	4,096,832	0.165% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	871,214	0	10,229	10,229	0
	Receive	JMABNIC5 Index(11)	898,038	0.000%	Monthly	02/15/2022	130,430	3	(316)	0	(313)
	Receive	EMSMF Index «	N/A	0.750%	Maturity	12/28/2022	50,000	0	42	42	0
MAC	Receive	BCOMTR Index	236,548	0.165% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	50,303	0	591	591	0
	Receive	BCOMTR1 Index(12)	1,215,042	0.165% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	127,658	0	1,499	1,499	0
	Receive	BCOMTR2 Index(13)	1,994,812	0.165% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	227,305	0	2,757	2,757	0
	Receive	PIMCODB Index	103,013	0.000%	Monthly	02/15/2022	12,857	0	77	77	0
MEI	Receive	BCOMTR Index	1,386,203	0.155% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	294,784	0	3,462	3,462	0
	Receive	BCOMTR1 Index(14)	1,043,828	0.155% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	181,878	0	2,136	2,136	0
	Receive	BCOMTR2 Index(15)	658,442	0.155% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	104,850	0	1,229	1,229	0
MYC	Receive	BCOMTR Index	768,902	0.145% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	163,511	0	1,921	1,921	0
	Receive	BCOMTR1 Index(16)	193,730	0.185% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	119,898	0	1,407	1,407	0
	Receive	BCOMTR Index	10,565	0.000%	Maturity	03/02/2022	900	29	136	165	0

48	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2021

Counterparty	Pay/ Receive(3)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
RBC	Receive	RBCAEC0T Index	838,405	0.135% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	$60,616	$0	$709	$709	$0
	Receive	RBCAECR1 Index	303,641	0.145% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	29,877	0	374	374	0
	Receive	RBCAECT0 Index	4,309,621	0.135% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	306,820	0	3,588	3,588	0
SOG	Receive	BCOMTR Index	409,807	0.115% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	87,148	0	1,025	1,025	0
	Receive	BCOMTR Index	186,015	0.150% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	39,557	0	465	465	0
	Receive	BCOMTR Index	1,129,215	0.165% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	240,134	0	2,820	2,820	0
UAG	Receive	BCOMTR Index	300,310	0.165% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/15/2022	63,863	0	750	750	0
	Receive	BCOMTR Index	13,614	0.000%	Maturity	03/02/2022	1,163	33	175	208	0

								$25	$77,607	$79,556	$(1,924)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(3)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.080%	Maturity	12/06/2021	$	150,000	$0	$(1,785)	$0	$(1,785)
GLM	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.080%	Maturity	09/30/2021		0	0	0	0	0
		United States Treasury Inflation Indexed Bonds	N/A	0.080%	Maturity	10/14/2021		48,100	0	0	0	0
JPM	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.080%	Maturity	10/08/2021		12,900	0	(3)	0	(3)

									$0	$(1,788)	$0	$(1,788)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	49

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	GOLDLNPM Index(4)	4.347%	Maturity	03/04/2022	$8,367	$0	$176	$176	$0
	Pay	GOLDLNPM Index(4)	6.970	Maturity	08/02/2024	601	0	16	16	0
UAG	Pay	GOLDLNPM Index(4)	5.153	Maturity	12/05/2022	1,674	0	31	31	0

							$0	$223	$223	$0

Total Swap Agreements							$(339)	$76,910	$81,011	$(4,440)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$1,117	$15	$0	$1,132	$(1,108)	$(17)	$0	$(1,125)	$7	$0	$7
BPS	1,892	2,930	16,870	21,692	(1,072)	(2,864)	(2,493)	(6,429)	15,263	1,498	16,761
BRC	0	812	0	812	0	(914)	0	(914)	(102)	0	(102)
CBK	1,021	0	3,724	4,745	(346)	(15)	(9)	(370)	4,375	(810)	3,565
CIB	0	0	1,607	1,607	0	0	(16)	(16)	1,591	513	2,104
DUB	0	0	0	0	0	(31)	0	(31)	(31)	7	(24)
FBF	0	0	3,443	3,443	0	(17)	0	(17)	3,426	(40)	3,386
GLM	390	0	0	390	(188)	(106)	0	(294)	96	(1,210)	(1,114)
GSC	0	0	0	0	0	(36)	0	(36)	(36)	0	(36)
GST	0	0	17,604	17,604	0	(2,073)	(967)	(3,040)	14,564	1,851	16,415
HUS	1,074	0	0	1,074	(46)	0	0	(46)	1,028	(910)	118
JPM	2,011	0	12,036	14,047	(76)	(324)	(470)	(870)	13,177	(3,726)	9,451
MAC	0	0	5,185	5,185	0	0	(1)	(1)	5,184	(350)	4,834
MEI	0	0	6,827	6,827	0	0	(87)	(87)	6,740	382	7,122
MYC	0	1,251	3,745	4,996	0	(1,403)	(397)	(1,800)	3,196	(6,861)	(3,665)
MYI	3,063	0	0	3,063	(1,226)	0	0	(1,226)	1,837	(1,660)	177
RBC	0	0	4,671	4,671	(117)	0	0	(117)	4,554	(4,850)	(296)
SCX	2,539	0	0	2,539	(367)	0	0	(367)	2,172	(2,790)	(618)
SOG	2,174	0	4,310	6,484	0	0	0	0	6,484	(2,110)	4,374
TOR	11,298	0	0	11,298	(66)	0	0	(66)	11,232	(6,820)	4,412
UAG	76	0	989	1,065	(117)	(286)	0	(403)	662	(50)	612

Total Over the Counter	$26,655	$5,008	$81,011	$112,674	$(4,729)	$(8,086)	$(4,440)	$(17,255)

(m)

Securities with an aggregate market value of $5,111 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(4)	Variance Swap.

50	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2021

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	The following table represents the individual positions within the total return swap as of September 30, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.7%	$16,191
Arabica Coffee December 2021 Futures	3.5	12,003
Brent Crude January 2022 Futures	7.8	26,759
Copper December 2021 Futures	4.7	16,338
Corn December 2021 Futures	4.8	16,619
Cotton No. 02 December 2021 Futures	1.6	5,488
Gas Oil January 2022 Futures	3.2	10,897
Gold 100 oz. December 2021 Futures	10.7	36,817
Hard Red Winter Wheat December 2021 Futures	1.5	5,260
Lean Hogs December 2021 Futures	1.7	5,840
Live Cattle December 2021 Futures	3.4	11,516
New York Harbor ULSD November 2021 Futures	2.5	8,660
Nickel November 2021 Futures	2.1	7,365
NYMEX - Natural Gas January 2022 Futures	14.5	49,875

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2021 Futures	2.6%	$8,808
Silver December 2021 Futures	2.8	9,641
Soybean Meal December 2021 Futures	2.2	7,493
Soybean Oil December 2021 Futures	3.4	11,726
Soybeans November 2021 Futures	4.3	14,761
Sugar No. 11 March 2022 Futures	3.1	10,663
Wheat December 2021 Futures	2.6	8,923
WTI Crude November 2021 Futures	9.6	32,890
Zinc November 2021 Futures	2.7	9,198

Total Long Futures Contracts		$343,731

Total Notional Amount		$343,731

(7)	The following table represents the individual positions within the total return swap as of September 30, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum March 2022 Futures	5.9%	$5,393
Aluminum November 2022 Futures	3.9	3,539
Arabica Coffee March 2022 Futures	2.7	2,486
Brent Crude March 2022 Futures	4.9	4,467
Copper December 2021 Futures	1.2	1,113
Copper March 2022 Futures	2.4	2,180
Corn March 2022 Futures	0.9	846
Cotton No. 02 December 2021 Futures	5.9	5,424
Cotton No. 02 March 2022 Futures	9.1	8,339
Gas Oil March 2022 Futures	5.6	5,089
Gold 100 oz. December 2021 Futures	14.6	13,329
Gold 100 oz. February 2022 Futures	8.5	7,777
Hard Red Winter Wheat March 2022 Futures	2.3	2,076
Lead November 2021 Futures	0.9	840
Live Cattle February 2022 Futures	0.3	259
New York Harbor ULSD March 2022 Futures	6.5	5,901
Nickel March 2022 Futures	4.3	3,955

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Nickel November 2021 Futures	0.6%	$507
NYMEX - Natural Gas March 2022 Futures	3.1	2,866
RBOB Gasoline March 2022 Futures	5.7	5,254
Silver December 2021 Futures	7.9	7,196
Silver March 2022 Futures	1.7	1,598
Soybean Oil March 2022 Futures	0.4	323
Soybeans March 2022 Futures	0.3	269
Sugar No. 11 March 2022 Futures	4.0	3,662
Wheat March 2022 Futures	0.3	280
WTI Crude March 2022 Futures	5.0	4,612
Zinc March 2022 Futures	3.8	3,475
Zinc November 2021 Futures	6.1	5,593

Total Long Futures Contracts		$108,648

Cash	(18.8)%	$(17,164)

Total Notional Amount		$91,484

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	51

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(8)	The following table represents the individual positions within the total return swap as of September 30, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.7%	$18,167
Arabica Coffee December 2021 Futures	3.5	13,468
Brent Crude January 2022 Futures	7.8	30,024
Copper December 2021 Futures	4.7	18,332
Corn December 2021 Futures	4.8	18,647
Cotton No. 02 December 2021 Futures	1.6	6,158
Gas Oil January 2022 Futures	3.2	12,227
Gold 100 oz. December 2021 Futures	10.7	41,310
Hard Red Winter Wheat December 2021 Futures	1.5	5,902
Lean Hogs December 2021 Futures	1.7	6,552
Live Cattle December 2021 Futures	3.4	12,921
New York Harbor ULSD November 2021 Futures	2.5	9,717
Nickel November 2021 Futures	2.1	8,264
NYMEX - Natural Gas January 2022 Futures	14.5	55,962

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2021 Futures	2.6%	$9,883
Silver December 2021 Futures	2.8	10,817
Soybean Meal December 2021 Futures	2.2	8,408
Soybean Oil December 2021 Futures	3.4	13,157
Soybeans November 2021 Futures	4.3	16,562
Sugar No. 11 March 2022 Futures	3.1	11,964
Wheat December 2021 Futures	2.6	10,012
WTI Crude November 2021 Futures	9.6	36,904
Zinc November 2021 Futures	2.7	10,320

Total Long Futures Contracts		$385,678

Total Notional Amount		$385,678

(9)	The following table represents the individual positions within the total return swap as of September 30, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.7%	$12,249
Arabica Coffee December 2021 Futures	3.5	9,081
Brent Crude January 2022 Futures	7.8	20,244
Copper December 2021 Futures	4.8	12,360
Corn December 2021 Futures	4.9	12,573
Cotton No. 02 December 2021 Futures	1.6	4,152
Gas Oil November 2021 Futures	3.2	8,353
Gold 100 oz. December 2021 Futures	10.8	27,855
Hard Red Winter Wheat December 2021 Futures	1.5	3,980
Lean Hogs December 2021 Futures	1.7	4,418
Live Cattle December 2021 Futures	3.4	8,712
New York Harbor ULSD November 2021 Futures	2.5	6,552
Nickel November 2021 Futures	2.2	5,572
NYMEX - Natural Gas November 2022 Futures	14.1	36,454

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2021 Futures	2.6%	$6,664
Silver December 2021 Futures	2.8	7,294
Soybean Meal December 2021 Futures	2.2	5,669
Soybean Oil December 2021 Futures	3.4	8,872
Soybeans November 2021 Futures	4.3	11,167
Sugar No. 11 March 2022 Futures	3.1	8,067
Wheat December 2021 Futures	2.6	6,750
WTI Crude November 2021 Futures	9.6	24,884
Zinc November 2021 Futures	2.7	6,959

Total Long Futures Contracts		$258,881

Total Notional Amount		$258,881

52	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2021

(10)	The following table represents the individual positions within the total return swap as of September 30, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.7%	$8,185
Arabica Coffee December 2021 Futures	3.5	6,068
Brent Crude January 2022 Futures	7.8	13,527
Copper December 2021 Futures	4.8	8,259
Corn December 2021 Futures	4.9	8,402
Cotton No. 02 December 2021 Futures	1.6	2,774
Gas Oil November 2021 Futures	3.2	5,581
Gold 100 oz. December 2021 Futures	10.8	18,612
Hard Red Winter Wheat December 2021 Futures	1.5	2,659
Lean Hogs December 2021 Futures	1.7	2,952
Live Cattle December 2021 Futures	3.4	5,822
New York Harbor ULSD November 2021 Futures	2.5	4,378
Nickel November 2021 Futures	2.2	3,724
NYMEX - Natural Gas November 2022 Futures	14.1	24,358

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2021 Futures	2.6%	$4,453
Silver December 2021 Futures	2.8	4,874
Soybean Meal December 2021 Futures	2.2	3,788
Soybean Oil December 2021 Futures	3.4	5,928
Soybeans November 2021 Futures	4.3	7,462
Sugar No. 11 March 2022 Futures	3.1	5,391
Wheat December 2021 Futures	2.6	4,511
WTI Crude November 2021 Futures	9.6	16,627
Zinc November 2021 Futures	2.7	4,650

Total Long Futures Contracts		$172,985

Total Notional Amount		$172,985

(11)	The following table represents the individual positions within the total return swap as of September 30, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude March 2022 Futures	24.1%	$31,467
Cotton No. 02 December 2021 Futures	1.8	2,402
Gas Oil February 2022 Futures	3.7	4,828
Gold 100 oz. December 2021 Futures	12.4	16,116
Live Cattle December 2021 Futures	5.7	7,442
LME - Copper November 2022 Futures	6.5	8,475
New York Harbor ULSD February 2022 Futures	7.1	9,254
Nickel November 2021 Futures	3.5	4,529
RBOB Gasoline February 2022 Futures	7.1	9,279

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Silver December 2021 Futures	3.2%	$4,220
Soybean Meal December 2021 Futures	9.5	12,247
Soybeans November 2021 Futures	11.9	15,509
Sugar No. 11 March 2022 Futures	3.6	4,667

Total Long Futures Contracts		$130,435

Cash	(0.1)%	$(5)

Total Notional Amount		$130,430

(12)	The following table represents the individual positions within the total return swap as of September 30, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.7%	$6,040
Arabica Coffee December 2021 Futures	3.5	4,478
Brent Crude January 2022 Futures	7.8	9,983
Copper December 2021 Futures	4.8	6,095
Corn December 2021 Futures	4.9	6,200
Cotton No. 02 December 2021 Futures	1.6	2,047
Gas Oil November 2021 Futures	3.2	4,119
Gold 100 oz. December 2021 Futures	10.8	13,735
Hard Red Winter Wheat December 2021 Futures	1.5	1,962
Lean Hogs December 2021 Futures	1.7	2,179
Live Cattle December 2021 Futures	3.4	4,296
New York Harbor ULSD November 2021 Futures	2.5	3,231
Nickel November 2021 Futures	2.2	2,748
NYMEX - Natural Gas November 2022 Futures	14.1	17,976

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2021 Futures	2.6%	$3,286
Silver December 2021 Futures	2.8	3,597
Soybean Meal December 2021 Futures	2.2	2,796
Soybean Oil December 2021 Futures	3.4	4,375
Soybeans November 2021 Futures	4.3	5,507
Sugar No. 11 March 2022 Futures	3.1	3,978
Wheat December 2021 Futures	2.6	3,329
WTI Crude November 2021 Futures	9.6	12,270
Zinc November 2021 Futures	2.7	3,431

Total Long Futures Contracts		$127,658

Total Notional Amount		$127,658

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	53

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(13)	The following table represents the individual positions within the total return swap as of September 30, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.7%	$10,755
Arabica Coffee December 2021 Futures	3.5	7,973
Brent Crude January 2022 Futures	7.8	17,775
Copper December 2021 Futures	4.8	10,853
Corn December 2021 Futures	4.9	11,040
Cotton No. 02 December 2021 Futures	1.6	3,646
Gas Oil November 2021 Futures	3.2	7,334
Gold 100 oz. December 2021 Futures	10.8	24,457
Hard Red Winter Wheat December 2021 Futures	1.5	3,494
Lean Hogs December 2021 Futures	1.7	3,879
Live Cattle December 2021 Futures	3.4	7,650
New York Harbor ULSD November 2021 Futures	2.5	5,753
Nickel November 2021 Futures	2.2	4,893
NYMEX - Natural Gas November 2022 Futures	14.1	32,007

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2021 Futures	2.6%	$5,851
Silver December 2021 Futures	2.8	6,404
Soybean Meal December 2021 Futures	2.2	4,978
Soybean Oil December 2021 Futures	3.4	7,789
Soybeans November 2021 Futures	4.3	9,806
Sugar No. 11 March 2022 Futures	3.1	7,083
Wheat December 2021 Futures	2.6	5,927
WTI Crude November 2021 Futures	9.6	21,848
Zinc November 2021 Futures	2.7	6,110

Total Long Futures Contracts		$227,305

Total Notional Amount		$227,305

(14)	The following table represents the individual positions within the total return swap as of September 30, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.7%	$8,606
Arabica Coffee December 2021 Futures	3.5	6,380
Brent Crude January 2022 Futures	7.8	14,223
Copper December 2021 Futures	4.8	8,684
Corn December 2021 Futures	4.9	8,833
Cotton No. 02 December 2021 Futures	1.6	2,917
Gas Oil November 2021 Futures	3.2	5,868
Gold 100 oz. December 2021 Futures	10.8	19,569
Hard Red Winter Wheat December 2021 Futures	1.5	2,796
Lean Hogs December 2021 Futures	1.7	3,103
Live Cattle December 2021 Futures	3.4	6,121
New York Harbor ULSD November 2021 Futures	2.5	4,603
Nickel November 2021 Futures	2.2	3,915
NYMEX - Natural Gas November 2022 Futures	14.1	25,611

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2021 Futures	2.6%	$4,682
Silver December 2021 Futures	2.8	5,124
Soybean Meal December 2021 Futures	2.2	3,983
Soybean Oil December 2021 Futures	3.4	6,233
Soybeans November 2021 Futures	4.3	7,846
Sugar No. 11 March 2022 Futures	3.1	5,668
Wheat December 2021 Futures	2.6	4,742
WTI Crude November 2021 Futures	9.6	17,482
Zinc November 2021 Futures	2.7	4,889

Total Long Futures Contracts		$181,878

Total Notional Amount		$181,878

(15)	The following table represents the individual positions within the total return swap as of September 30, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.7%	$4,961
Arabica Coffee December 2021 Futures	3.5	3,678
Brent Crude January 2022 Futures	7.8	8,199
Copper December 2021 Futures	4.8	5,006
Corn December 2021 Futures	4.9	5,092
Cotton No. 02 December 2021 Futures	1.6	1,682
Gas Oil November 2021 Futures	3.2	3,383
Gold 100 oz. December 2021 Futures	10.8	11,282
Hard Red Winter Wheat December 2021 Futures	1.5	1,612
Lean Hogs December 2021 Futures	1.7	1,789
Live Cattle December 2021 Futures	3.4	3,529
New York Harbor ULSD November 2021 Futures	2.5	2,654
Nickel November 2021 Futures	2.2	2,257
NYMEX - Natural Gas November 2022 Futures	14.1	14,764

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2021 Futures	2.6%	$2,699
Silver December 2021 Futures	2.8	2,954
Soybean Meal December 2021 Futures	2.2	2,296
Soybean Oil December 2021 Futures	3.4	3,593
Soybeans November 2021 Futures	4.3	4,523
Sugar No. 11 March 2022 Futures	3.1	3,267
Wheat December 2021 Futures	2.6	2,734
WTI Crude November 2021 Futures	9.6	10,078
Zinc November 2021 Futures	2.7	2,818

Total Long Futures Contracts		$104,850

Total Notional Amount		$104,850

54	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2021

(16)	The following table represents the individual positions within the total return swap as of September 30, 2021:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.7%	$5,673
Arabica Coffee December 2021 Futures	3.5	4,206
Brent Crude January 2022 Futures	7.8	9,376
Copper December 2021 Futures	4.8	5,725
Corn December 2021 Futures	4.9	5,823
Cotton No. 02 December 2021 Futures	1.6	1,923
Gas Oil November 2021 Futures	3.2	3,868
Gold 100 oz. December 2021 Futures	10.8	12,900
Hard Red Winter Wheat December 2021 Futures	1.5	1,843
Lean Hogs December 2021 Futures	1.7	2,046
Live Cattle December 2021 Futures	3.4	4,035
New York Harbor ULSD November 2021 Futures	2.5	3,034
Nickel November 2021 Futures	2.2	2,581
NYMEX - Natural Gas November 2022 Futures	14.1	16,883

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2021 Futures	2.6%	$3,086
Silver December 2021 Futures	2.8	3,378
Soybean Meal December 2021 Futures	2.2	2,626
Soybean Oil December 2021 Futures	3.4	4,109
Soybeans November 2021 Futures	4.3	5,172
Sugar No. 11 March 2022 Futures	3.1	3,736
Wheat December 2021 Futures	2.6	3,127
WTI Crude November 2021 Futures	9.6	11,525
Zinc November 2021 Futures	2.7	3,223

Total Long Futures Contracts		$119,898

Total Notional Amount		$119,898

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$4,652	$0	$0	$0	$4,214	$8,866
Swap Agreements	0	0	0	0	2,880	2,880

	$4,652	$0	$0	$0	$7,094	$11,746

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26,655	$0	$26,655
Purchased Options	0	0	0	0	5,008	5,008
Swap Agreements	81,011	0	0	0	0	81,011

	$81,011	$0	$0	$26,655	$5,008	$112,674

	$85,663	$0	$0	$26,655	$12,102	$124,420

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$2,800	$0	$0	$0	$0	$2,800
Futures	7,296	0	0	0	2,696	9,992
Swap Agreements	0	0	0	0	155	155

	$10,096	$0	$0	$0	$2,851	$12,947

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,729	$0	$4,729
Written Options	2,760	328	0	0	4,998	8,086
Swap Agreements	2,652	0	0	0	1,788	4,440

	$5,412	$328	$0	$4,729	$6,786	$17,255

	$15,508	$328	$0	$4,729	$9,637	$30,202

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	55

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(170)	$0	$0	$0	$0	$(170)
Written Options	1,209	0	0	0	0	1,209
Futures	(7,424)	0	0	0	(26,869)	(34,293)
Swap Agreements	0	9	0	0	645	654

	$(6,385)	$9	$0	$0	$(26,224)	$(32,600)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26,347	$0	$26,347
Purchased Options	0	0	0	0	(367)	(367)
Written Options	957	541	98	0	1,613	3,209
Swap Agreements	808,852	0	0	0	13,102	821,954

	$809,809	$541	$98	$26,347	$14,348	$851,143

	$803,424	$550	$98	$26,347	$(11,876)	$818,543

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$(1,931)	$0	$0	$0	$0	$(1,931)
Futures	(449)	0	0	0	3,879	3,430
Swap Agreements	0	0	0	0	(21,362)	(21,362)

	$(2,380)	$0	$0	$0	$(17,483)	$(19,863)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,298)	$0	$(8,298)
Purchased Options	0	0	0	0	(266)	(266)
Written Options	(608)	(55)	0	0	713	50
Swap Agreements	204,042	0	0	0	(600)	203,442

	$203,434	$(55)	$0	$(8,298)	$(153)	$194,928

	$201,054	$(55)	$0	$(8,298)	$(17,636)	$175,065

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$247,303	$0	$247,303
Industrials	0	6,839	0	6,839
Utilities	0	1,017	0	1,017
U.S. Government Agencies	0	293,164	0	293,164
U.S. Treasury Obligations	0	5,939,842	0	5,939,842
Non-Agency Mortgage-Backed Securities	0	107,668	0	107,668
Asset-Backed Securities	0	500,487	2,500	502,987
Sovereign Issues	0	860,630	0	860,630
Preferred Securities
Banking & Finance	0	4,630	0	4,630

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Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Short-Term Instruments
Repurchase Agreements	$0	$254,245	$0	$254,245
Argentina Treasury Bills	0	20	0	20
U.S. Treasury Bills	0	452,150	0	452,150
U.S. Treasury Cash Management Bills	0	537,979	0	537,979
	$0	$9,205,974	$2,500	$9,208,474

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$232	$0	$0	$232
Total Investments	$232	$9,205,974	$2,500	$9,208,706

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,118)	$0	$(2,118)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	7,751	3,965	0	11,716
Over the counter	0	112,632	42	112,674
	$7,751	$116,597	$42	$124,390

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(11,955)	(969)	0	(12,924)
Over the counter	(12)	(16,540)	(703)	(17,255)
	$(11,967)	$(17,509)	$(703)	$(30,179)
Total Financial Derivative Instruments	$(4,216)	$99,088	$(661)	$94,211
Totals	$(3,984)	$9,302,944	$1,839	$9,300,799

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	57

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of

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interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	59

Notes to Financial Statements (Cont.)

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule

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went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	61

Notes to Financial Statements (Cont.)

Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are

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not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	63

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates.

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Notes to Financial Statements (Cont.)

Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2021 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$2,997	$1,043,611	$(1,046,400)	$24	$0	$232	$12	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities.

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Notes to Financial Statements (Cont.)

Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or

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“Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

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Notes to Financial Statements (Cont.)

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of

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Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

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Notes to Financial Statements (Cont.)

During the period ended September 30, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative

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instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

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Notes to Financial Statements (Cont.)

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within

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centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

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Notes to Financial Statements (Cont.)

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative

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of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that

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Notes to Financial Statements (Cont.)

interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management

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Notes to Financial Statements (Cont.)

risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

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Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund’s subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

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Notes to Financial Statements (Cont.)

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

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Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely

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Notes to Financial Statements (Cont.)

transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and

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termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.49%	0.25%	0.35%	0.45%(1)	0.25%	0.45%	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

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Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2021, the Distributor retained $2,356,447 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including

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interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, the amount was $8,573.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund I, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	87

Notes to Financial Statements (Cont.)

management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, the amount was $ 3,313,631. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$281,073	$7,607

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities,

88	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2021

which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$5,900,465	$3,994,873	$439,342	$47,497

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	343,602	$2,188,673	206,992	$1,196,692

I-2	84,844	547,373	230,648	1,161,467

I-3	4,517	30,590	3,623	19,294

Administrative Class	8,659	54,184	20,623	114,497

Class A	13,852	85,171	15,365	83,849

Class C	3,524	20,763	3,006	16,320

Class R	1,211	7,268	1,471	7,873

Issued as reinvestment of distributions

Institutional Class	84,793	516,496	3,750	19,262

I-2	47,083	284,791	2,396	12,311

I-3	1,416	8,562	25	129

Administrative Class	5,959	35,214	135	706

Class A	9,734	57,117	447	2,194

Class C	1,234	6,711	26	119

Class R	1,199	6,808	49	234

Cost of shares redeemed

Institutional Class	(86,011)	(535,203)	(175,865)	(905,263)

I-2	(107,862)	(710,892)	(53,065)	(277,033)

I-3	(2,848)	(16,940)	(581)	(3,099)

Administrative Class	(21,247)	(129,070)	(5,081)	(28,444)

Class A	(10,680)	(65,670)	(21,538)	(110,272)

Class C	(798)	(4,462)	(2,980)	(15,443)

Class R	(1,052)	(6,270)	(1,576)	(8,063)

Net increase (decrease) resulting from Fund share transactions	381,129	$2,381,214	227,870	$1,287,330

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	89

Notes to Financial Statements (Cont.)

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on July 21, 2006, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary, LLC as of period end represented 20.0% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

90	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2021

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	91

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2021

As of its last fiscal year ended March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$107,486	$401,957

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$9,125,849	$345,653	$(163,737)	$181,916

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

92	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	JPS	J.P. Morgan Securities LLC
BOS	BofA Securities, Inc.	MAC	Macquarie Bank Limited
BPG	BNP Paribas Securities Corp.	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSN	The Bank of Nova Scotia - Toronto	NOM	Nomura Securities International Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
CIB	Canadian Imperial Bank of Commerce	RCY	Royal Bank of Canada
DUB	Deutsche Bank AG	RDR	RBC Capital Markets LLC
FBF	Credit Suisse International	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	STR	State Street FICC Repo
GSC	Goldman Sachs & Co. LLC	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
ARS	Argentine Peso	KRW	South Korean Won
AUD	Australian Dollar	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
DKK	Danish Krone	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SEK	Swedish Krona
IDR	Indonesian Rupiah	SGD	Singapore Dollar
ILS	Israeli Shekel	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar
JPY	Japanese Yen

Exchange Abbreviations:
CMX	Commodity Exchange, Inc.	NYMEX	New York Mercantile Exchange
ICE	IntercontinentalExchange®	OTC	Over the Counter
IFED	ICE Futures U.S. Energy Division

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	93

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	FRCPXTOB	France Consumer Price ex-Tobacco Index
BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	GOLDLNPM	London Gold Market Fixing Ltd. PM
BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	HOBR	Heating Oil Brent Crude
BCOMTR	Bloomberg Commodity Index Total Return	JMABNIC	J.P. Morgan Nic Custom Index
BRENT	Brent Crude	JMABNIC5	J.P. Morgan Custom Commodity Index
CDX.HY	Credit Derivatives Index - High Yield	LLSCO	Light Louisiana Sweet WTI Crude Oil Options
CDX.IG	Credit Derivatives Index - Investment Grade	LLSMEH	Light Louisiana Sweet WTI Crude Oil Options vs. Magellan East Houston WTI Crude Oil Options
CIXBSTR3	Custom Commodity Index	MEHCO	Magellan East Houston WTI Crude Oil Options
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	MEHMID	Magellan East Houston WTI Crude Oil vs. WTI Midland Crude Oil
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	PIMCODB	PIMCO Custom Commodity Basket
CPTFEMU	Eurozone HICP ex-Tobacco Index	RBCAEC	Custom Commodity Forward Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	TTFNBP	Title Transfer Facility National Balancing Point
EMSMF	Invesco MSCI Emerging Markets UCITS ETF	UKRPI	United Kingdom Retail Prices Index
EURMARGIN	European Refined Margin	ULSDCO	Ultra-Low Sulfur Diesel Crude
EUROBOBCO	Margin Eurobob Gasoline vs. Brent	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	oz.	Ounce
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	WTI	West Texas Intermediate
EURIBOR	Euro Interbank Offered Rate

94	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

At a meeting held on August 24-25, 2021, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2022. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2022. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC (d/b/a Gurtin Municipal Bond Management (“Gurtin”)), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2022 (collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2022.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	95

Approval of Investment Advisory Contract and Other Agreements (Cont.)

regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 24-25, 2021 meeting. The Independent Trustees also met via video conference with Counsel on July 15, 2021 and August 3, 2021, and conducted a video conference meeting on August 6, 2021 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the impact of the launch of portfolios of the PIMCO Funds Private Account Portfolio Series on certain of the Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

96	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including completion of the build-out of a new data center; funding projects and initiatives in support of the Funds; investing in trading and technology infrastructure; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; development of a global tax management application that enables investment professionals to access foreign market and security tax information on a real-time basis; enhancing PIMCO’s oversight over certain of the Funds’ service providers, including with respect to a service provider’s review of certain financial reporting procedures and the use of proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to improve user interface efficiency and experience; implementing a contingent NAV process; advocating in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; launching an internal process to seek to automate a number of operational processes; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	97

Approval of Investment Advisory Contract and Other Agreements (Cont.)

California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates and Gurtin under the applicable Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 and other performance data, as available, over short- and long-term periods ended June 30, 2021 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to

98	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2021. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	99

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs

100	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

102	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	103

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended September, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO CommodityRealReturn Strategy Fund®

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0127	$0.0000	$0.0000	$0.0127

September 2021	$0.1164	$0.0000	$0.0000	$0.1164

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0111	$0.0000	$0.0000	$0.0111

September 2021	$0.1143	$0.0000	$0.0000	$0.1143

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0121	$0.0000	$0.0000	$0.0121

September 2021	$0.1134	$0.0000	$0.0000	$0.1134

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0105	$0.0000	$0.0000	$0.0105

September 2021	$0.1127	$0.0000	$0.0000	$0.1127

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0084	$0.0000	$0.0000	$0.0084

September 2021	$0.1095	$0.0000	$0.0000	$0.1095

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0045	$0.0000	$0.0000	$0.0045

September 2021	$0.1012	$0.0000	$0.0000	$0.1012

104	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Class R	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

June 2021	$0.0065	$0.0000	$0.0000	$0.0065

September 2021	$0.1060	$0.0000	$0.0000	$0.1060

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	105

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4012SAR_093021

PIMCO FUNDS

Semiannual Report

September 30, 2021

PIMCO Emerging Markets Local Currency and Bond Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank, if you do not already.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”). Looking back, first-quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.3% and 6.7% during the second quarter of 2021. The Commerce Department’s initial estimate for third-quarter annualized GDP growth was 2.0%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion per month of Treasury securities and $40 billion per month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed moved up its forecast for the first set of rate hikes. As of the date of this letter, the central bank expects two interest rate increases by the end of 2023. In its March 2021 projections, the Fed anticipated no increases until at least 2024. In addition, Fed Chair Jerome Powell maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” Finally, at its September 2021 meeting, the Fed said, “If [economic] progress continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted.”

Economies outside the U.S. also continued to be affected by COVID-19. In its October 2021 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the Eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.3%, -9.8% and -4.6%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low and continued its asset purchase program. In July 2021, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium

2	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

term, versus its previous target for inflation that was below but close to 2%. Finally, at its meeting in September 2021, the ECB left its main interest rates unchanged but dialed down “moderately” its pace of asset purchases in the fourth quarter of 2021. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond-buying program. In June 2021, the Bank of England said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19 relief program by at least six months.

Short-term U.S. Treasury yields moved higher, whereas long-term yields declined during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.71%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 2.17%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generally produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.38%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.38%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.32%.

Despite periods of volatility, global equities, in aggregate, produced solid results. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.18%, partially fueled by strong investor demand. Global equities, as represented by the MSCI World Index, returned 7.74%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), gained 1.63% and European equities, as represented by the MSCI Europe Index (in EUR), returned 7.25%.

Commodity prices were volatile, but produced positive results. When the reporting period began, Brent crude oil was approximately $63 a barrel. Brent crude oil ended the reporting period at roughly $79 a barrel. We believe that a driver of the increase in oil price is stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, and several geopolitical events. The U.S. dollar strengthened against

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	3

Chairman’s Letter (Cont.)

several major currencies. For example, the U.S. dollar returned 1.28%, 2.24% and 0.51% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Local Currency and Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	5

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks, such as, but not limited to, political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve its investment objectives. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. Ownership

6	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	7

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status
PIMCO Emerging Markets Local Currency and Bond Fund	12/29/06	12/29/06	05/30/08	04/27/18	07/31/07	07/31/07	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

8	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling 888.877.4626. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds.The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	9

PIMCO Emerging Markets Local Currency and Bond Fund

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/29/06)
PIMCO Emerging Markets Local Currency and Bond Fund Institutional Class	0.83%	4.32%	2.50%	0.90%	3.23%
PIMCO Emerging Markets Local Currency and Bond Fund I-2	0.78%	4.22%	2.39%	0.80%	3.13%
PIMCO Emerging Markets Local Currency and Bond Fund I-3	0.76%	4.17%	2.35%	0.75%	3.07%
PIMCO Emerging Markets Local Currency and Bond Fund Class A	0.63%	3.91%	2.09%	0.48%	2.79%
PIMCO Emerging Markets Local Currency and Bond Fund Class A (adjusted)	(3.14)%	(0.01)%	1.31%	0.09%	2.52%
PIMCO Emerging Markets Local Currency and Bond Fund Class C	0.25%	3.13%	1.33%	(0.27)%	2.02%
PIMCO Emerging Markets Local Currency and Bond Fund Class C (adjusted)	(0.73)%	2.13%	1.33%	(0.27)%	2.02%
J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	0.32%	2.63%	2.06%	1.05%	3.72%
Lipper Emerging Markets Local Currency Debt Funds Average	0.30%	3.09%	1.78%	0.90%	3.23%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 12/31/2006.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.25% for the Institutional Class shares, 1.35% for I-2 shares, 1.45% for I-3 shares, 1.65% for Class A shares, and 2.40% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Institutional Class - PELBX	I-2 - PELPX	I-3 - PELNX
Class A - PELAX	Class C - PELCX

Geographic Breakdown as of September 30, 2021†§

China	13.8%
South Africa	9.8%
Brazil	7.4%
Malaysia	7.4%
Russia	6.8%
United States	6.3%
Short-Term Instruments‡	5.8%
Colombia	4.9%
Thailand	4.0%
Peru	3.2%
Romania	2.9%
Mexico	2.9%
Chile	2.8%
Singapore	2.7%
Germany	2.2%
Czech Republic	2.0%
Cayman Islands	1.5%
Israel	1.4%
Poland	1.3%
Turkey	1.3%
Hungary	1.2%
Indonesia	1.0%
Other	7.4%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Local Currency and Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries and in Fixed Income Instruments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to Dominican local duration contributed to relative performance, as interest rates fell.

»	Off-benchmark exposure to Zambian local duration and the kwacha contributed to relative performance, as interest rates fell and the currency appreciated.

»	Overweight exposure to Brazilian local duration detracted from relative performance, as interest rates rose.

»	Overweight exposure to Peruvian local duration detracted from relative performance, as interest rates rose.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	11

Expense Example PIMCO Emerging Markets Local Currency and Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2021 to September 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,008.30	$6.09	$1,000.00	$1,019.00	$6.12	1.21%
I-2	1,000.00	1,007.80	6.59	1,000.00	1,018.50	6.63	1.31
I-3	1,000.00	1,007.60	6.84	1,000.00	1,018.25	6.88	1.36
Class A	1,000.00	1,006.30	8.10	1,000.00	1,017.00	8.14	1.61
Class C	1,000.00	1,002.50	11.85	1,000.00	1,013.24	11.91	2.36

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Benchmark Descriptions

Index*	Benchmark Description

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	13

Financial Highlights PIMCO Emerging Markets Local Currency and Bond Fund

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2021 - 09/30/2021+	$6.43	$0.14	$(0.08)	$0.06	$(0.16)	$0.00	$0.00	$(0.16)

03/31/2021	5.69	0.32	0.75	1.07	(0.08)	0.00	(0.25)	(0.33)

03/31/2020	6.70	0.45	(1.02)	(0.57)	0.00	0.00	(0.44)	(0.44)

03/31/2019	7.83	0.41	(1.12)	(0.71)	0.00	0.00	(0.42)	(0.42)

03/31/2018	7.37	0.46	0.47	0.93	(0.30)	0.00	(0.17)	(0.47)

03/31/2017	7.21	0.41	0.16	0.57	(0.00)	0.00	(0.41)	(0.41)

I-2

04/01/2021 - 09/30/2021+	6.43	0.14	(0.09)	0.05	(0.15)	0.00	0.00	(0.15)

03/31/2021	5.69	0.31	0.76	1.07	(0.08)	0.00	(0.25)	(0.33)

03/31/2020	6.70	0.44	(1.02)	(0.58)	0.00	0.00	(0.43)	(0.43)

03/31/2019	7.83	0.41	(1.13)	(0.72)	0.00	0.00	(0.41)	(0.41)

03/31/2018	7.37	0.46	0.46	0.92	(0.29)	0.00	(0.17)	(0.46)

03/31/2017	7.21	0.40	0.17	0.57	(0.00)	0.00	(0.41)	(0.41)

I-3

04/01/2021 - 09/30/2021+	6.43	0.14	(0.09)	0.05	(0.15)	0.00	0.00	(0.15)

03/31/2021	5.69	0.31	0.75	1.06	(0.07)	0.00	(0.25)	(0.32)

03/31/2020	6.70	0.44	(1.02)	(0.58)	0.00	0.00	(0.43)	(0.43)

04/27/2018 - 03/31/2019	7.59	0.38	(0.90)	(0.52)	0.00	0.00	(0.37)	(0.37)

Class A

04/01/2021 - 09/30/2021+	6.43	0.13	(0.09)	0.04	(0.14)	0.00	0.00	(0.14)

03/31/2021	5.69	0.29	0.76	1.05	(0.06)	0.00	(0.25)	(0.31)

03/31/2020	6.70	0.42	(1.02)	(0.60)	0.00	0.00	(0.41)	(0.41)

03/31/2019	7.83	0.38	(1.12)	(0.74)	0.00	0.00	(0.39)	(0.39)

03/31/2018	7.37	0.44	0.46	0.90	(0.27)	0.00	(0.17)	(0.44)

03/31/2017	7.21	0.38	0.16	0.54	(0.00)	0.00	(0.38)	(0.38)

14	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.33	0.83%	$1,693,976	1.21	%*	1.21	%*	0.90	%*	0.90	%*	4.41	%*	46%

6.43	18.93	1,217,887	1.25		1.25		0.90		0.90		4.90	*	123

5.69	(9.48)	1,270,257	1.70		1.70		0.90		0.90		6.50	*	197

6.70	(9.02)	3,071,046	0.94		0.94		0.90		0.90		6.06	*	107

7.83	13.02	4,053,891	0.92		0.92		0.90		0.90		6.11	*	75

7.37	8.23	3,762,136	0.91		0.91		0.90		0.90		5.61	*	64

6.33	0.78	107,202	1.31	*	1.31	*	1.00	*	1.00	*	4.32	*	46

6.43	18.81	97,406	1.35		1.35		1.00		1.00		4.82		123

5.69	(9.57)	68,884	1.80		1.80		1.00		1.00		6.40		194

6.70	(9.11)	79,666	1.04		1.04		1.00		1.00		5.97		107

7.83	12.91	102,801	1.02		1.02		1.00		1.00		6.06		75

7.37	8.12	71,269	1.01		1.01		1.00		1.00		5.50		64

6.33	0.76	16,982	1.36	*	1.41	*	1.05	*	1.10	*	4.24	*	46

6.43	18.75	11,906	1.40		1.45		1.05		1.10		4.77		123

5.69	(9.61)	10,336	1.85		1.90		1.05		1.10		6.32		194

6.70	(6.76)	6,688	1.09	*	1.14	*	1.05	*	1.10	*	6.08	*	107

6.33	0.63	41,647	1.61	*	1.61	*	1.30	*	1.30	*	4.01	*	46

6.43	18.46	35,483	1.65		1.65		1.30		1.30		4.51		123

5.69	(9.84)	29,812	2.10		2.10		1.30		1.30		6.10		194

6.70	(9.38)	66,424	1.34		1.34		1.30		1.30		5.66		107

7.83	12.57	89,979	1.32		1.32		1.30		1.30		5.75		75

7.37	7.77	41,763	1.34	(e)	1.34	(e)	1.33	(e)	1.33	(e)	5.18		64

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	15

Financial Highlights PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2021 - 09/30/2021+	$6.43	$0.11	$(0.09)	$0.02	$(0.12)	$0.00	$0.00	$(0.12)

03/31/2021	5.69	0.24	0.76	1.00	(0.01)	0.00	(0.25)	(0.26)

03/31/2020	6.70	0.37	(1.02)	(0.65)	0.00	0.00	(0.36)	(0.36)

03/31/2019	7.83	0.33	(1.12)	(0.79)	0.00	0.00	(0.34)	(0.34)

03/31/2018	7.37	0.37	0.48	0.85	(0.22)	0.00	(0.17)	(0.39)

03/31/2017	7.21	0.32	0.17	0.49	(0.00)	0.00	(0.33)	(0.33)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(e)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.60%.

16	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.33	0.25%	$3,007	2.36	%*	2.36	%*	2.05	%*	2.05	%*	3.27	%*	46%

6.43	17.57	3,011	2.40		2.40		2.05		2.05		3.74		123

5.69	(10.52)	7,435	2.85		2.85		2.05		2.05		5.35		194

6.70	(10.06)	12,624	2.09		2.09		2.05		2.05		4.91		107

7.83	11.74	19,403	2.07		2.07		2.05		2.05		4.95		75

7.37	6.97	20,796	2.09	(e)	2.09	(e)	2.08	(e)	2.08	(e)	4.44		64

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	17

Statement of Assets and Liabilities PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$2,111,304
Investments in Affiliates	68,595

Financial Derivative Instruments
Exchange-traded or centrally cleared	4,052
Over the counter	42,363
Deposits with counterparty	22,241
Foreign currency, at value	8,067
Receivable for investments sold	36,861
Receivable for Fund shares sold	1,359
Interest and/or dividends receivable	32,641
Dividends receivable from Affiliates	28
Reimbursement receivable from PIMCO	1
Other assets	2

Total Assets	2,327,514

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$253,312
Payable for short sales	6,973

Financial Derivative Instruments
Exchange-traded or centrally cleared	4,914
Over the counter	54,177
Payable for investments purchased	62,502
Payable for investments in Affiliates purchased	28
Payable for investments purchased on a delayed-delivery basis	31,576
Payable for unfunded loan commitments	6,242
Deposits from counterparty	6,128
Payable for Fund shares redeemed	35,717
Distributions payable	803
Overdraft due to custodian	291
Accrued investment advisory fees	660
Accrued supervisory and administrative fees	678
Accrued distribution fees	2
Accrued servicing fees	10
Accrued taxes payable	155
Other liabilities	532

Total Liabilities	464,700

Net Assets	$1,862,814

Net Assets Consist of:

Paid in capital	$2,179,001
Distributable earnings (accumulated loss)	(316,187)

Net Assets	$1,862,814

Cost of investments in securities	$2,220,360
Cost of investments in Affiliates	$68,639
Cost of foreign currency held	$8,091
Proceeds received on short sales	$6,945
Cost or premiums of financial derivative instruments, net	$(5,864)

* Includes repurchase agreements of:	$17,288

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

September 30, 2021 (Unaudited)

Net Assets:

Institutional Class	$1,693,976
I-2	107,202
I-3	16,982
Class A	41,647
Class C	3,007

Shares Issued and Outstanding:

Institutional Class	267,735
I-2	16,944
I-3	2,684
Class A	6,583
Class C	475

Net Asset Value Per Share Outstanding(a):

Institutional Class	$6.33
I-2	6.33
I-3	6.33
Class A	6.33
Class C	6.33

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	19

Statement of Operations PIMCO Emerging Markets Local Currency and Bond Fund

Six Months Ended September 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$41,938
Dividends from Investments in Affiliates	165
Total Income	42,103

Expenses:

Investment advisory fees	3,367
Supervisory and administrative fees	3,468
Distribution fees - Class C	12
Servicing fees - Class A	55
Servicing fees - Class C	4
Trustee fees	3
Interest expense	2,259
Total Expenses	9,168
Waiver and/or Reimbursement by PIMCO	(3)
Net Expenses	9,165

Net Investment Income (Loss)	32,938

Net Realized Gain (Loss):

Investments in securities	21,391
Investments in Affiliates	(14)
Exchange-traded or centrally cleared financial derivative instruments	(967)
Over the counter financial derivative instruments	(2,548)
Foreign currency	(1,426)

Net Realized Gain (Loss)	16,436

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(36,084)
Investments in Affiliates	(47)
Exchange-traded or centrally cleared financial derivative instruments	(361)
Over the counter financial derivative instruments	(12,354)
Short sales	13
Foreign currency assets and liabilities	185

Net Change in Unrealized Appreciation (Depreciation)	(48,648)

Net Increase (Decrease) in Net Assets Resulting from Operations	$726

* Foreign tax withholdings	$635

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands†)	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$32,938	$71,968
Net realized gain (loss)	16,436	(101,946)
Net change in unrealized appreciation (depreciation)	(48,648)	281,693

Net Increase (Decrease) in Net Assets Resulting from Operations	726	251,715

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(31,736)	(17,286)
I-2	(2,441)	(1,044)
I-3	(300)	(104)
Class A	(952)	(310)
Class C	(56)	(7)

Tax basis return of capital
Institutional Class	0	(51,250)
I-2	0	(3,306)
I-3	0	(340)
Class A	0	(1,310)
Class C	0	(227)

Total Distributions(a)	(35,485)	(75,184)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	531,880	(197,562)

Total Increase (Decrease) in Net Assets	497,121	(21,031)

Net Assets:

Beginning of period	1,365,693	1,386,724
End of period	$1,862,814	$1,365,693

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	21

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.3%

ARGENTINA 0.2%

SOVEREIGN ISSUES 0.2%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$6,999	$2,359
1.125% due 07/09/2035 þ		4,934	1,554

Total Argentina (Cost $4,897)			3,913

BRAZIL 8.6%

CORPORATE BONDS & NOTES 1.3%

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$1,800	1,851

Banco Votorantim S.A.
4.500% due 09/24/2024		500	524

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		280	301

Odebrecht Oil & Gas Finance Ltd.
0.000% due 11/01/2021 (e)(g)		1,580	14

Oi S.A.
5.358% (BZDIOVRA) due 02/25/2035 «~	BRL	2,500	1,857

Rede D’or Finance SARL
4.500% due 01/22/2030		$1,800	1,795

Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	75,028	13,536

Vale S.A.
2.762% due 12/29/2049 «~(g)		43,300	4,407

XP, Inc.
3.250% due 07/01/2026		$200	195

			24,480

SOVEREIGN ISSUES 7.3%

Brazil Government International Bond
8.500% due 01/05/2024	BRL	17,490	3,190
10.250% due 01/10/2028		5,094	966
12.500% due 01/05/2022		10,489	1,950

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2022 (e)		205,100	37,022
0.000% due 04/01/2022 (e)		34,700	6,132
0.000% due 07/01/2022 (e)		153,600	26,534
0.000% due 10/01/2022 (e)		136,900	23,070
0.000% due 07/01/2023 (e)		42,300	6,605
0.000% due 01/01/2024 (e)		171,200	25,389
0.000% due 07/01/2024 (e)		39,200	5,521

			136,379

Total Brazil (Cost $176,762)			160,859

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 1.7%

ASSET-BACKED SECURITIES 0.8%

Garanti Diversified Payment Rights Finance Co.
3.296% due 10/09/2021 «•		$1,058	$1,059

LCM LP
1.214% due 04/20/2031 •		1,750	1,751

Venture CLO Ltd.
1.264% due 04/20/2032 •		4,000	3,994

Vibrant CLO Ltd.
1.072% due 06/20/2029 •		5,900	5,901

Voya CLO Ltd.
1.084% due 04/17/2030 •		2,950	2,950

			15,655

CORPORATE BONDS & NOTES 0.9%

Kaisa Group Holdings Ltd.
9.750% due 09/28/2023		3,500	2,769

MGM China Holdings Ltd.
5.250% due 06/18/2025		800	808

New Metro Global Ltd.
4.500% due 05/02/2026		3,300	3,032

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		940	523

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		674	667

Poinsettia Finance Ltd.
6.625% due 06/17/2031		3,649	3,608

S.A. Global Sukuk Ltd.
0.946% due 06/17/2024 (j)		3,100	3,074

Sunac China Holdings Ltd.
5.950% due 04/26/2024		3,600	2,846

			17,327

Total Cayman Islands (Cost $34,714)			32,982

CHILE 3.2%

SOVEREIGN ISSUES 3.2%

Bonos de la Tesoreria de la Republica
4.500% due 10/15/2023	CLP	2,106,186	2,835

Bonos de la Tesoreria de la Republica en pesos
2.300% due 10/01/2028		2,545,000	2,573
2.500% due 03/01/2025		19,515,000	22,281
4.700% due 09/01/2030		2,165,000	2,512
5.000% due 10/01/2028		16,770,000	20,172
5.000% due 03/01/2035 (j)		5,055,000	5,795
6.000% due 01/01/2043		3,305,000	4,158

Total Chile (Cost $70,653)			60,326

22	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 16.1%

SOVEREIGN ISSUES 16.1%

China Development Bank
1.860% due 04/09/2023	CNY	207,900	$31,821
3.000% due 08/07/2023		180,900	28,161
3.300% due 03/03/2026		137,400	21,563
3.400% due 01/08/2028		42,000	6,575
3.420% due 07/02/2024		88,900	13,987
4.040% due 07/06/2028		115,000	18,651

China Government International Bond
1.990% due 04/09/2025		145,700	22,040
2.850% due 06/04/2027		10,400	1,613
3.020% due 10/22/2025		48,400	7,590
3.020% due 05/27/2031		35,500	5,566
3.030% due 03/11/2026		432,400	67,875
3.250% due 11/22/2028		29,500	4,679
3.270% due 11/19/2030		2,900	462
3.280% due 12/03/2027		369,600	58,978
3.810% due 09/14/2050		67,100	11,043

Total China (Cost $294,158)			300,604

COLOMBIA 5.7%

CORPORATE BONDS & NOTES 0.6%

Empresas Publicas de Medellin ESP
7.625% due 09/10/2024	COP	1,090,000	291
8.375% due 11/08/2027		41,993,000	10,470

			10,761

SOVEREIGN ISSUES 5.1%

Bogota Distrito Capital
9.750% due 07/26/2028		22,200,000	6,133

Colombia Government International Bond
4.375% due 03/21/2023		3,373,000	904

Colombian TES
5.750% due 11/03/2027		15,541,500	3,845
6.250% due 11/26/2025		19,899,000	5,272
6.250% due 07/09/2036		26,929,600	5,981
7.000% due 03/26/2031		81,623,200	20,871
7.000% due 06/30/2032		20,756,700	5,163
7.250% due 10/26/2050		7,607,200	1,778
7.500% due 08/26/2026		27,398,000	7,460
10.000% due 07/24/2024		21,854,200	6,410

Financiera de Desarrollo Territorial S.A. Findeter
7.875% due 08/12/2024		3,616,000	1,005

Republic of Colombia
1.000% due 11/26/2025		62,654,700	16,538
1.000% due 11/03/2027		10,551,700	2,602
1.000% due 06/30/2032		45,007,100	11,124

			95,086

Total Colombia (Cost $117,566)			105,847

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CZECH REPUBLIC 2.4%

SOVEREIGN ISSUES 2.4%

Czech Republic Government International Bond
0.250% due 02/10/2027	CZK	73,000	$3,036
0.950% due 05/15/2030 (j)		582,120	24,317
1.200% due 03/13/2031 (j)		188,200	7,964
2.750% due 07/23/2029		84,600	4,061
4.200% due 12/04/2036 (j)		78,900	4,558

Total Czech Republic (Cost $43,111)			43,936

DOMINICAN REPUBLIC 0.7%

SOVEREIGN ISSUES 0.7%

Dominican Republic International Bond
8.900% due 02/15/2023	DOP	280,600	5,331
9.750% due 06/05/2026		366,700	7,877

Total Dominican Republic (Cost $11,473)			13,208

EGYPT 1.1%

SOVEREIGN ISSUES 1.1%

Egypt Government International Bond
6.125% due 01/31/2022		$8,100	8,171
14.313% due 10/13/2023	EGP	32,000	2,064
14.369% due 10/20/2025		163,700	10,436

Total Egypt (Cost $20,659)			20,671

FRANCE 0.1%

CORPORATE BONDS & NOTES 0.1%

BNP Paribas S.A.
6.240% due 02/06/2025 «	IDR	21,000,000	1,498

Total France (Cost $1,204)			1,498

GERMANY 2.6%

CORPORATE BONDS & NOTES 2.6%

Deutsche Bank AG
6.680% due 01/23/2025 «	IDR	667,100,000	47,541

Total Germany (Cost $49,506)			47,541

GHANA 0.4%

SOVEREIGN ISSUES 0.4%

Republic of Ghana Government International Bond
16.500% due 02/06/2023	GHS	7,800	1,291
18.850% due 09/28/2023		11,700	2,001
20.750% due 01/16/2023		19,100	3,313

Total Ghana (Cost $6,806)			6,605

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	23

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HONG KONG 0.0%

CORPORATE BONDS & NOTES 0.0%

Fortune Star BVI Ltd.
5.050% due 01/27/2027		$400	$395

Total Hong Kong (Cost $401)			395

HUNGARY 1.5%

SOVEREIGN ISSUES 1.5%

Hungary Government International Bond
2.000% due 05/23/2029 (j)	HUF	1,225,000	3,699
2.750% due 12/22/2026 (j)		4,752,500	15,336
3.000% due 10/27/2038 (j)		1,242,300	3,668
3.250% due 10/22/2031 (j)		883,200	2,871
4.000% due 04/28/2051		417,000	1,426

Total Hungary (Cost $28,698)			27,000

INDIA 0.6%

CORPORATE BONDS & NOTES 0.6%

Periama Holdings LLC
5.950% due 04/19/2026		$8,200	8,815

Shriram Transport Finance Co. Ltd.
4.400% due 03/13/2024		3,100	3,104

Total India (Cost $11,949)			11,919

INDONESIA 1.2%

SOVEREIGN ISSUES 1.2%

Indonesia Government International Bond
7.500% due 06/15/2035	IDR	231,668,000	17,210
8.375% due 09/15/2026		2,222,000	177
8.375% due 03/15/2034		21,513,000	1,718
8.375% due 04/15/2039		41,868,000	3,306

Total Indonesia (Cost $21,715)			22,411

IRELAND 0.1%

ASSET-BACKED SECURITIES 0.1%

Carlyle Global Market Strategies Euro CLO Ltd.
0.750% due 11/15/2031 •	EUR	800	929

Total Ireland (Cost $970)			929

ISRAEL 1.7%

SOVEREIGN ISSUES 1.7%

Israel Government International Bond
0.750% due 07/31/2022	ILS	100,000	31,209

Total Israel (Cost $31,288)			31,209

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 0.2%

CORPORATE BONDS & NOTES 0.2%

Banca Carige SpA
0.951% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	3,700	$4,300

Total Italy (Cost $4,091)			4,300

IVORY COAST 0.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Republic of Cote d’lvoire
3.750% (EUR003M + 3.750%) due 12/23/2021 «~	EUR	3,500	4,019
5.000% (EUR003M + 5.000%) due 03/19/2027 «~		3,900	4,563

Total Ivory Coast (Cost $8,868)			8,582

KAZAKHSTAN 0.4%

CORPORATE BONDS & NOTES 0.4%

Development Bank of Kazakhstan JSC
8.950% due 05/04/2023	KZT	3,235,500	7,525

Total Kazakhstan (Cost $9,860)			7,525

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(a)(b)		$1,858	514

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		300	312
5.250% due 05/23/2023 (h)		700	738

Total Luxembourg (Cost $2,057)			1,564

MALAYSIA 8.6%

SOVEREIGN ISSUES 8.6%

Malaysia Government International Bond
2.632% due 04/15/2031	MYR	72,400	16,313
3.502% due 05/31/2027 (j)		38,400	9,363
3.733% due 06/15/2028		13,400	3,296
3.828% due 07/05/2034		3,500	831
3.844% due 04/15/2033 (j)		20,000	4,809
3.885% due 08/15/2029 (j)		17,500	4,334
3.899% due 11/16/2027 (j)		14,300	3,552
4.642% due 11/07/2033		1,290	332
4.935% due 09/30/2043		1,610	420

Malaysia Government Investment Issue
3.422% due 09/30/2027 (j)		42,800	10,338
3.447% due 07/15/2036		56,500	12,680

24	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.465% due 10/15/2030	MYR	110,100	$26,342
3.726% due 03/31/2026		74,000	18,234
3.899% due 06/15/2027		3,836	948
4.119% due 11/30/2034		3,800	923
4.130% due 07/09/2029		9,900	2,482
4.258% due 07/26/2027		2,500	630
4.369% due 10/31/2028 (j)		122,300	31,202
4.582% due 08/30/2033		6,300	1,604
4.638% due 11/15/2049		22,600	5,529
4.724% due 06/15/2033 (j)		20,988	5,412
4.895% due 05/08/2047		3,400	860

Total Malaysia (Cost $160,913)			160,434

		SHARES
MEXICO 3.4%

COMMON STOCKS 0.0%

Hipotecaria Su Casita S.A. «(c)		742,577	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.0%

Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2049 «		$500	0
9.250% due 06/30/2049 «		1,200	0

Hipotecaria Su Casita S.A. de C.V.
9.620% due 06/27/2049 «	MXN	78,163	117

Urbi Desarrollos Urbanos S.A.B. de C.V.
8.790% due 12/09/2049 «		76,200	0

			117

SOVEREIGN ISSUES 3.4%

Mexico Government International Bond
5.750% due 03/05/2026 (j)		139,000	6,434
7.500% due 06/03/2027 (j)		242,400	11,966
7.750% due 05/29/2031 (j)		23,000	1,144
7.750% due 11/13/2042 (j)		210,500	10,109
8.000% due 11/07/2047 (j)		143,300	7,014
8.500% due 05/31/2029 (j)		120,100	6,237
8.500% due 05/31/2029		83,300	4,326
8.500% due 11/18/2038 (j)		231,800	11,968
10.000% due 11/20/2036		61,000	3,590

			62,788

Total Mexico (Cost $81,783)			62,905

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%

Republic of Angola Via Avenir BV
4.665% (US0006M + 4.500%) due 12/07/2023 ~		$3,200	$3,200
7.661% (US0006M + 7.500%) due 07/01/2023 ~		1,871	1,861

			5,061

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Sigma Bidco BV
3.750% (WIBOR03M + 3.500%) due 03/31/2025 ~	PLN	3,300	783

Total Netherlands (Cost $5,794)			5,844

NIGERIA 0.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Bank of Industry Limited
6.116% (LIBOR03M + 6.000%) due 12/14/2023 ~		$7,900	7,947

SOVEREIGN ISSUES 0.2%

Nigeria Government International Bond
5.625% due 06/27/2022		3,000	3,078

Total Nigeria (Cost $10,892)			11,025

PERU 3.7%

CORPORATE BONDS & NOTES 0.2%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	19,300	4,591

SOVEREIGN ISSUES 3.5%

Fondo MIVIVIENDA S.A.
7.000% due 02/14/2024		49,900	12,416

Peru Government International Bond
5.400% due 08/12/2034		31,200	6,552
5.940% due 02/12/2029		16,500	4,005
6.150% due 08/12/2032		22,900	5,371
6.350% due 08/12/2028		90,700	22,670
6.900% due 08/12/2037		23,500	5,473
6.950% due 08/12/2031		19,400	4,867
8.200% due 08/12/2026		17,200	4,684

			66,038

Total Peru (Cost $87,150)			70,629

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	25

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PHILIPPINES 0.6%

SOVEREIGN ISSUES 0.6%

Philippines Government International Bond
3.900% due 11/26/2022	PHP	513,000	$10,126
6.250% due 01/14/2036		22,000	515

Total Philippines (Cost $12,827)			10,641

POLAND 1.6%

SOVEREIGN ISSUES 1.6%

Poland Government International Bond
1.250% due 10/25/2030 (j)	PLN	16,800	3,948
2.750% due 04/25/2028 (j)		95,000	25,443

Total Poland (Cost $30,786)			29,391

QATAR 0.0%

CORPORATE BONDS & NOTES 0.0%

QNB Finance Ltd.
6.800% due 03/04/2030 «	IDR	2,000,000	141
6.900% due 01/23/2025 «		100,000	7

Total Qatar (Cost $130)			148

ROMANIA 3.4%

SOVEREIGN ISSUES 3.4%

Romania Government International Bond
3.650% due 07/28/2025	RON	26,700	6,283
3.700% due 11/25/2024		3,700	875
4.150% due 01/26/2028		34,100	8,050
4.400% due 09/25/2023		33,900	8,146
4.500% due 06/17/2024 (j)		149,300	36,063
4.750% due 10/11/2034		8,100	1,939
5.000% due 02/12/2029		10,300	2,543

Total Romania (Cost $64,914)			63,899

RUSSIA 7.9%

SOVEREIGN ISSUES 7.9%

Russia Government International Bond
5.700% due 05/17/2028	RUB	1,520,700	19,339
6.900% due 07/23/2031		1,610,900	21,540
7.050% due 01/19/2028		431,600	5,904
7.100% due 10/16/2024		438,700	6,021
7.400% due 12/07/2022		2,500,000	34,467
7.650% due 04/10/2030		688,600	9,753
7.700% due 03/23/2033		1,129,500	16,026
7.950% due 10/07/2026		1,834,500	26,058
8.500% due 09/17/2031		566,900	8,509

Total Russia (Cost $153,350)			147,617

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SERBIA 0.2%

SOVEREIGN ISSUES 0.2%

Serbia Government International Bond
4.500% due 08/20/2032	RSD	345,400	$3,703

Total Serbia (Cost $3,886)			3,703

SINGAPORE 3.2%

CORPORATE BONDS & NOTES 0.6%

TML Holdings Pte Ltd.
5.500% due 06/03/2024		$10,875	11,364

SOVEREIGN ISSUES 2.6%

Singapore Government International Bond
1.625% due 07/01/2031	SGD	6,800	5,033
2.250% due 08/01/2036		19,300	14,934
3.375% due 09/01/2033		32,100	27,718

			47,685

Total Singapore (Cost $59,812)			59,049

SOUTH AFRICA 11.4%

CORPORATE BONDS & NOTES 0.6%

Eskom Holdings SOC Ltd.
0.000% due 08/18/2027 (e)	ZAR	143,600	4,563
0.000% due 12/31/2032 (e)		363,100	4,781

Transnet SOC Ltd.
4.000% due 07/26/2022		$1,400	1,418
10.000% due 03/30/2029	ZAR	10,500	705

			11,467

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Sasol Ltd.
TBD% - 1.720% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		$6,907	6,629

SOVEREIGN ISSUES 10.4%

South Africa Government International Bond
6.250% due 03/31/2036	ZAR	419,700	19,269
6.500% due 02/28/2041		70,600	3,061
7.000% due 02/28/2031		225,127	12,585
8.000% due 01/31/2030		694,850	42,889
8.250% due 03/31/2032		188,600	11,205
8.500% due 01/31/2037		273,700	15,237
8.750% due 01/31/2044		96,300	5,278
8.875% due 02/28/2035		402,500	23,743
9.000% due 01/31/2040		44,700	2,542
10.500% due 12/21/2026 (j)		9,200	686

26	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.500% due 12/21/2026	ZAR	779,400	$58,113

			194,608

Total South Africa (Cost $231,752)			212,704

SOUTH KOREA 0.0%

SOVEREIGN ISSUES 0.0%

Export-Import Bank of Korea
7.250% due 12/07/2024	IDR	400,000	30
8.000% due 05/15/2024		100,000	7

Total South Korea (Cost $35)			37

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Asian Development Bank
4.700% due 03/12/2024	MXN	34,300	1,595

Corp. Andina de Fomento
6.500% due 03/16/2023	IDR	500,000	35

International Finance Corp.
8.000% due 10/09/2023		3,500,000	260

Total Supranational (Cost $1,951)			1,890

TANZANIA 0.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Tanzania
4.856% (EUR003M + 5.400%) due 04/26/2028 «~	EUR	5,900	6,868

Total Tanzania (Cost $6,894)			6,868

THAILAND 4.7%

SOVEREIGN ISSUES 4.7%

Thailand Government International Bond
1.585% due 12/17/2035 (j)	THB	1,343,800	36,530
1.600% due 06/17/2035		77,800	2,131
1.875% due 06/17/2049		38,700	977
2.000% due 12/17/2031		237,200	7,115
2.000% due 06/17/2042		86,800	2,362
2.875% due 06/17/2046		23,000	716
3.300% due 06/17/2038 (j)		322,050	10,625
3.400% due 06/17/2036		32,100	1,080
3.600% due 06/17/2067		17,600	608
3.775% due 06/25/2032 (j)		650,950	22,709
4.000% due 06/17/2066		5,000	188
4.675% due 06/29/2044		68,700	2,758

Total Thailand (Cost $95,189)			87,799

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TURKEY 1.6%

CORPORATE BONDS & NOTES 0.0%

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		$200	$203

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Socar Turkey Enerji A.S.
TBD% due 08/11/2026 «	EUR	7,300	8,435

SOVEREIGN ISSUES 1.1%

Turkey Government International Bond
10.600% due 02/11/2026	TRY	4,000	353
11.000% due 02/24/2027		106,600	9,186
12.400% due 03/08/2028		4,600	411
12.600% due 10/01/2025		69,900	6,707
16.200% due 06/14/2023		31,600	3,491

			20,148

Total Turkey (Cost $35,510)			28,786

UGANDA 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Uganda Government International Bonds
16.000% due 11/14/2030	UGX	5,282,200	1,693

Total Uganda (Cost $1,650)			1,693

UKRAINE 0.6%

SOVEREIGN ISSUES 0.6%

Ukraine Government International Bond
7.750% due 09/01/2022		$1,000	1,043
11.750% due 06/15/2022	UAH	112,700	4,253
17.000% due 05/11/2022		158,600	6,171

Total Ukraine (Cost $11,013)			11,467

UNITED KINGDOM 1.0%

CORPORATE BONDS & NOTES 1.0%

Standard Chartered Bank
7.500% due 06/20/2035	IDR	241,601,000	17,947

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)	GBP	0	255

Total United Kingdom (Cost $18,501)			18,202

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	27

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 7.4%

ASSET-BACKED SECURITIES 1.4%

ACE Securities Corp. Home Equity Loan Trust
1.106% due 04/25/2035 •		$2,208	$2,215

Bear Stearns Asset-Backed Securities Trust
0.926% due 08/25/2036 •		1,096	1,097
0.986% due 03/25/2034 •		647	649

Carrington Mortgage Loan Trust
1.136% due 05/25/2035 •		700	702

Countrywide Asset-Backed Certificates
0.671% due 06/25/2036 •		3,500	3,456

Credit-Based Asset Servicing & Securitization LLC
0.212% due 07/25/2037 •		13	10

GSAMP Trust
0.176% due 01/25/2037 •		1,120	823

JP Morgan Mortgage Acquisition Trust
0.356% due 07/25/2036 •		4,564	4,148

Lehman XS Trust
5.062% due 01/25/2036 ^þ		3,803	3,828

Morgan Stanley Mortgage Loan Trust
0.566% due 12/25/2036 •		3,717	1,972
1.405% due 11/25/2036 ^•		239	121

Option One Mortgage Loan Trust
0.306% due 04/25/2037 •		475	387

Structured Asset Securities Corp. Mortgage Loan Trust
0.306% due 10/25/2037 •		6,209	4,776

Towd Point Mortgage Trust
1.086% due 05/25/2058 •		651	657

Wells Fargo Home Equity Asset-Backed Securities Trust
0.726% due 03/25/2037 •		2,000	1,855

			26,696

CORPORATE BONDS & NOTES 4.5%

BOC Aviation USA Corp.
1.625% due 04/29/2024 (j)		2,200	2,217

DAE Funding LLC
1.625% due 02/15/2024 (j)		4,000	3,980

Ford Motor Credit Co. LLC
1.402% (US0003M + 1.270%) due 03/28/2022 ~		200	200
3.087% due 01/09/2023		2,700	2,743
3.278% (US0003M + 3.140%) due 01/07/2022 ~		200	201
3.550% due 10/07/2022		1,600	1,633

JPMorgan Chase Bank N.A.
6.375% due 04/17/2042	IDR	104,897,000	7,142
6.500% due 02/19/2031		129,000,000	9,111
7.500% due 08/18/2032		149,864,000	11,225

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.500% due 07/17/2031	IDR	316,009,000	$26,975
10.000% due 02/17/2028		77,676,000	6,653
10.500% due 07/19/2038		118,248,000	10,946

Rio Oil Finance Trust
9.250% due 07/06/2024		$369	405

			83,431

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.5%

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ		598	585

Banc of America Funding Trust
2.371% due 03/20/2036 ~		26	26

BCAP LLC Trust
0.426% due 01/25/2037 ^•		223	222
2.626% due 05/26/2037 ~		2,726	2,746

Bear Stearns Adjustable Rate Mortgage Trust
2.767% due 01/25/2035 ~		5	6
3.105% due 02/25/2036 ^~		56	56

Bear Stearns ALT-A Trust
2.901% due 04/25/2037 ~		8,151	6,992
3.094% due 08/25/2036 ^~		328	280

Citigroup Mortgage Loan Trust
2.365% due 03/25/2034 ~		7	8
2.518% due 07/25/2046 ^~		32	32
3.124% due 09/25/2037 ^~		3,813	3,807
3.258% due 04/25/2066 ~		1,662	1,676

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^		67	67

Countrywide Home Loan Mortgage Pass-Through Trust
2.922% due 09/25/2047 ^~		21	20

Countrywide Home Loan Reperforming REMIC Trust
0.506% due 11/25/2034 •		314	293

Credit Suisse Mortgage Capital Trust
2.961% due 10/27/2059 ~		1,720	1,734

GreenPoint Mortgage Funding Trust
0.526% due 06/25/2045 •		100	95

GSMPS Mortgage Loan Trust
0.436% due 01/25/2036 •		260	219

GSR Mortgage Loan Trust
2.955% due 11/25/2035 ^~		65	47

HarborView Mortgage Loan Trust
0.767% due 06/20/2035 •		455	451
2.092% due 10/19/2035 •		367	261
2.563% due 08/19/2036 ^~		5	5

Impac CMB Trust
0.726% due 03/25/2035 •		131	129
5.730% due 01/25/2033 þ		507	531

IndyMac Mortgage Loan Trust
0.266% due 02/25/2037 ^•		384	384
0.266% due 02/25/2037 •		761	775
0.726% due 07/25/2045 •		143	128

28	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Trust
2.875% due 06/25/2036 ^~		$248	$217

JP Morgan Resecuritization Trust
2.500% due 03/25/2056		516	518

Luminent Mortgage Trust
0.446% due 12/25/2036 ^•		20	19

MASTR Alternative Loan Trust
0.486% due 03/25/2036 ^•		88	7

Morgan Stanley Mortgage Loan Trust
2.038% due 06/25/2036 ~		10	11

Residential Accredit Loans, Inc. Trust
1.014% due 10/25/2037 ~		1,186	1,165
5.073% due 02/25/2036 ^~		99	87

Residential Asset Securitization Trust
0.486% due 01/25/2046 ^•		138	41

Sequoia Mortgage Trust
1.936% due 01/20/2047 ^~		24	18

Structured Adjustable Rate Mortgage Loan Trust
1.492% due 01/25/2035 ^•		37	35
3.057% due 03/25/2036 ^~		52	46

Structured Asset Mortgage Investments Trust
0.236% due 02/25/2037 •		1,473	1,445

TBW Mortgage-Backed Trust
6.540% due 01/25/2037 ^þ		1,456	584

Thornburg Mortgage Securities Trust
1.479% due 06/25/2047 ^•		430	373

WaMu Mortgage Pass-Through Certificates Trust
0.456% due 05/25/2034 •		281	252
2.584% due 01/25/2037 ^~		59	59
2.707% due 04/25/2037 ^~		38	38
2.762% due 12/25/2036 ^~		34	34
2.864% due 09/25/2036 ^~		52	52

Wells Fargo Mortgage-Backed Securities Trust
2.707% due 10/25/2036 ~		728	723

			27,299

U.S. GOVERNMENT AGENCIES 0.0%

Uniform Mortgage-Backed Security
4.000% due 02/01/2049		47	50

Total United States (Cost $132,363)			137,476

ZAMBIA 0.4%

SOVEREIGN ISSUES 0.4%

Zambia Government International Bond
12.000% due 08/26/2026	ZMW	28,500	1,239
12.000% due 03/22/2028		21,800	875
13.000% due 12/05/2026		2,600	114
13.000% due 01/25/2031		130,400	4,779

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
15.000% due 02/16/2027	ZMW	18,700	$899

Total Zambia (Cost $4,796)			7,906

SHORT-TERM INSTRUMENTS 3.0%

REPURCHASE AGREEMENTS (i) 0.9%
			17,288

ISRAEL TREASURY BILLS 1.2%
0.005% due 06/08/2022 (e)(f)	ILS	73,200	22,701

U.S. TREASURY BILLS 0.9%
0.045% due 02/17/2022 - 03/24/2022 (d)(e)(l)(n)		$17,279	17,276

ZAMBIA TREASURY BILLS 0.0%
25.000% due 08/29/2022 (e)(f)	ZMW	2,020	102

Total Short-Term Instruments (Cost $57,063)			57,367

Total Investments in Securities (Cost $2,220,360)			2,111,304

		SHARES
INVESTMENTS IN AFFILIATES 3.7%

SHORT-TERM INSTRUMENTS 3.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.7%

PIMCO Short Asset Portfolio		2,982,309	29,871

PIMCO Short-Term Floating NAV Portfolio III		3,926,616	38,724

Total Short-Term Instruments (Cost $68,639)			68,595

Total Investments in Affiliates (Cost $68,639)			68,595

Total Investments 117.0% (Cost $2,288,999)			$2,179,899

Financial Derivative Instruments (k)(m) (0.7)% (Cost or Premiums, net $(5,864))			(12,676)

Other Assets and Liabilities, net (16.3)%			(304,409)

Net Assets 100.0%			$1,862,814

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	29

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$17,288	U.S. Treasury Notes 1.625% due 12/15/2022	$(17,634)	$17,288	$17,288

Total Repurchase Agreements						$(17,634)	$17,288	$17,288

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)			Payable for Reverse Repurchase Agreements
BPS	0.260%	09/09/2021	TBD	(2)	$		(934)	$(934)
	1.400	07/20/2021	TBD	(2)		CZK	(69,907)	(3,198)
	1.750	11/20/2020	TBD	(2)		HUF	(1,482,829)	(4,816)
	1.750	03/12/2021	TBD	(2)			(1,219,107)	(3,946)
	1.750	03/16/2021	TBD	(2)			(1,187,431)	(3,844)
	1.750	08/19/2021	TBD	(2)			(895,112)	(2,888)
	1.750	09/10/2021	TBD	(2)			(996,221)	(3,213)

30	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)			Payable for Reverse Repurchase Agreements
DBL	(0.240)%	08/04/2021	TBD	(2)		PLN	(69,741)	$(17,528)
	(0.200)	09/02/2021	TBD	(2)			(1,105)	(278)
JML	0.250	10/01/2021	10/13/2021		$		(2,869)	(2,869)
	0.280	07/02/2021	10/01/2021				(2,854)	(2,856)
	0.300	07/12/2021	10/01/2021				(5,881)	(5,885)
	0.300	07/12/2021	10/07/2021				(4,485)	(4,488)
	0.300	07/13/2021	10/06/2021				(6,133)	(6,137)
	0.300	09/02/2021	10/07/2021				(19,254)	(19,259)
	0.300	09/27/2021	10/07/2021				(10,402)	(10,405)
	1.950	09/28/2021	TBD	(2)		HUF	(1,598,748)	(5,154)
	4.650	07/02/2021	10/07/2021			MXN	(111,952)	(5,489)
	4.850	09/23/2021	10/07/2021				(23,270)	(1,129)
	4.950	08/18/2021	10/07/2021				(332,948)	(16,230)
	4.950	09/23/2021	10/07/2021				(727,880)	(35,303)
	5.500	09/28/2021	10/06/2021			ZAR	(26,167)	(1,738)
MBC	(0.350)	07/28/2021	TBD	(2)		PLN	(33,242)	(8,353)
	1.050	08/06/2021	TBD	(2)		CZK	(504,114)	(23,067)
	1.050	08/18/2021	TBD	(2)			(46,031)	(2,106)
SCX	0.300	07/12/2021	TBD	(2)	$		(15,733)	(15,743)
	0.300	07/13/2021	TBD	(2)			(17,281)	(17,292)
	0.300	08/13/2021	TBD	(2)			(27,037)	(27,048)
TDM	0.220	06/18/2021	TBD	(2)			(2,116)	(2,116)

Total Reverse Repurchase Agreements								$(253,312)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Thailand (0.4)%
Sovereign Issues (0.4)%
Thailand Government Bond	2.000%	12/17/2031	THB	231,100	$(6,945)	$(6,973)

Total Short Sales (0.4)%					$(6,945)	$(6,973)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(22,839)	$0	$0	$(22,839)	$23,488	$649
DBL	0	(17,806)	0	0	(17,806)	17,690	(116)
FICC	17,288	0	0	0	17,288	(17,634)	(346)
JML	0	(116,942)	0	0	(116,942)	120,119	3,177
MBC	0	(33,526)	0	0	(33,526)	35,087	1,561
SCX	0	(60,083)	0	0	(60,083)	64,092	4,009
TDM	0	(2,116)	0	0	(2,116)	2,217	101

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	31

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Master Securities Forward Transaction Agreement
CIB	$0	$0	$0	$(6,973)	$(6,973)	$0	$(6,973)

Total Borrowings and Other Financing Transactions	$17,288	$(253,312)	$0	$(6,973)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(2,856)	$0	$0	$(3,050)	$(5,906)
Sovereign Issues	(5,885)	(100,178)	0	(138,474)	(244,537)

Total Borrowings	$(8,741)	$(100,178)	$0	$(141,524)	$(250,443)

Payable for reverse repurchase agreements(5)					$(250,443)

(j)	Securities with an aggregate market value of $257,524 and cash of $5,169 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(269,183) at a weighted average interest rate of 1.455%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for short sales includes $41 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(2,869) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2026	1.008%	$100	$(1)	$1	$0	$0	$0
Boeing Co.	1.000	Quarterly	12/20/2026	1.060	100	(1)	1	0	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.353	1,700	(80)	105	25	0	0

						$(82)	$107	$25	$0	$0

32	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
iTraxx Asia ex-Japan 36 5-Year Index	1.000%	Quarterly	12/20/2026	$	14,600	$95	$24	$119	$24	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day INR-MIBOR Compounded-OIS	4.000%	Annual	12/15/2022	INR	16,432,000	$(239)	$(219)	$(458)	$0	$(80)
Receive	1-Day INR-MIBOR Compounded-OIS	4.500	Semi-Annual	09/15/2023		6,966,800	72	81	153	0	(84)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.000	Semi-Annual	09/15/2031	SGD	150	1	4	5	0	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	1.250	Semi-Annual	09/15/2031		74,800	(528)	1,713	1,185	167	0
Pay	1-Year BRL-CDI	2.700	Maturity	01/03/2022	BRL	276,200	25	(664)	(639)	0	(1)
Receive	1-Year BRL-CDI	2.840	Maturity	01/03/2022		461,710	1,017	178	1,195	1	0
Receive	1-Year BRL-CDI	2.848	Maturity	01/03/2022		6,100	0	16	16	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		30,790	0	79	79	0	0
Receive	1-Year BRL-CDI	2.865	Maturity	01/03/2022		11,100	0	28	28	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		92,400	0	233	233	0	0
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022		1,078,800	1,220	1,493	2,713	3	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		355,400	0	890	890	1	0
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022		75,500	0	189	189	0	0
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022		109,900	0	274	274	0	0
Receive	1-Year BRL-CDI	3.055	Maturity	01/03/2022		31,800	(14)	52	38	0	0
Pay	1-Year BRL-CDI	3.100	Maturity	01/03/2022		747,000	126	(1,327)	(1,201)	0	(2)
Pay	1-Year BRL-CDI	3.125	Maturity	01/03/2022		161,100	0	(252)	(252)	0	0
Pay	1-Year BRL-CDI	3.130	Maturity	01/03/2022		514,900	(55)	(743)	(798)	0	(1)
Receive	1-Year BRL-CDI	3.150	Maturity	01/03/2022		231,900	(295)	507	212	1	0
Receive	1-Year BRL-CDI	3.170	Maturity	01/03/2022		23,000	(4)	38	34	0	0
Pay	1-Year BRL-CDI	3.345	Maturity	01/03/2022		32,900	0	(62)	(62)	0	0
Pay	1-Year BRL-CDI	3.350	Maturity	01/03/2022		717,200	5	(1,339)	(1,334)	0	(2)
Pay	1-Year BRL-CDI	3.390	Maturity	01/03/2022		18,000	0	(34)	(34)	0	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		632,753	(52)	(949)	(1,001)	0	(2)
Receive	1-Year BRL-CDI	3.990	Maturity	01/03/2022		134,800	(365)	156	(209)	0	0
Receive	1-Year BRL-CDI	4.000	Maturity	01/03/2022		363,700	(912)	326	(586)	1	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		54,047	0	(65)	(65)	0	0
Pay	1-Year BRL-CDI	4.460	Maturity	01/03/2022		5,200	(6)	22	16	0	0
Pay	1-Year BRL-CDI	4.500	Maturity	01/03/2022		207,200	18	633	651	0	0
Receive	1-Year BRL-CDI	4.640	Maturity	01/03/2022		477,400	(2)	313	311	1	0
Receive	1-Year BRL-CDI	5.650	Maturity	01/03/2022		99,700	0	(734)	(734)	0	0
Pay	1-Year BRL-CDI	6.260	Maturity	01/03/2022		85,700	(1)	831	830	0	0
Pay	1-Year BRL-CDI	7.420	Maturity	01/03/2022		191,600	993	1,781	2,774	0	0
Pay	1-Year BRL-CDI	4.020	Maturity	01/02/2023		192,900	(451)	(1,175)	(1,626)	0	(29)
Pay	1-Year BRL-CDI	4.030	Maturity	01/02/2023		130,200	0	(1,093)	(1,093)	0	(20)
Pay	1-Year BRL-CDI	4.038	Maturity	01/02/2023		31,800	0	(266)	(266)	0	(5)
Receive	1-Year BRL-CDI	4.045	Maturity	01/02/2023		400,900	(123)	3,115	2,992	60	0
Pay	1-Year BRL-CDI	4.070	Maturity	01/02/2023		113,900	0	(938)	(938)	0	(17)
Pay	1-Year BRL-CDI	4.100	Maturity	01/02/2023		192,600	6	(1,542)	(1,536)	0	(29)
Receive	1-Year BRL-CDI	4.605	Maturity	01/02/2023		100,000	0	643	643	15	0
Receive	1-Year BRL-CDI	4.640	Maturity	01/02/2023		136,400	0	859	859	20	0
Pay	1-Year BRL-CDI	4.808	Maturity	01/02/2023		96,700	0	(359)	(359)	0	(14)
Pay	1-Year BRL-CDI	4.950	Maturity	01/02/2023		113,000	0	(346)	(346)	0	(16)
Pay	1-Year BRL-CDI	5.000	Maturity	01/02/2023		82,600	111	(343)	(232)	0	(12)
Receive	1-Year BRL-CDI	5.150	Maturity	01/02/2023		336,800	(1,424)	2,162	738	47	0
Pay	1-Year BRL-CDI	5.250	Maturity	01/02/2023		175,800	(1)	(336)	(337)	0	(25)
Receive	1-Year BRL-CDI	5.350	Maturity	01/02/2023		38,300	(203)	253	50	5	0
Receive	1-Year BRL-CDI	5.360	Maturity	01/02/2023		3,300	(19)	22	3	0	0
Receive	1-Year BRL-CDI	5.440	Maturity	01/02/2023		56,200	(39)	60	21	8	0
Pay	1-Year BRL-CDI	5.745	Maturity	01/02/2023		76,400	0	67	67	0	(10)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	33

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.780%	Maturity	01/02/2023	BRL	9,800	$0	$10	$10	$0	$(1)
Pay	1-Year BRL-CDI	5.920	Maturity	01/02/2023		69,300	418	(288)	130	0	(9)
Pay	1-Year BRL-CDI	6.230	Maturity	01/02/2023		50,600	75	113	188	0	(7)
Receive	1-Year BRL-CDI	6.335	Maturity	01/02/2023		65,600	(137)	(137)	(274)	9	0
Pay	1-Year BRL-CDI	6.410	Maturity	01/02/2023		224,000	0	(806)	(806)	0	(32)
Pay	1-Year BRL-CDI	6.675	Maturity	01/02/2023		149,500	681	203	884	0	(19)
Receive	1-Year BRL-CDI	7.195	Maturity	01/02/2023		222,100	0	621	621	31	0
Receive	1-Year BRL-CDI	7.260	Maturity	01/02/2023		225,500	0	591	591	32	0
Pay	1-Year BRL-CDI	8.418	Maturity	01/02/2023		150,000	0	(148)	(148)	0	(21)
Pay	1-Year BRL-CDI	9.020	Maturity	01/02/2023		51,100	(2)	1,145	1,143	0	(5)
Receive	1-Year BRL-CDI	10.100	Maturity	01/02/2023		27,200	0	(736)	(736)	2	0
Receive	1-Year BRL-CDI	4.720	Maturity	01/02/2024		379,500	2,326	2,855	5,181	112	0
Pay	1-Year BRL-CDI	4.870	Maturity	01/02/2024		360,900	(717)	(3,859)	(4,576)	0	(107)
Receive	1-Year BRL-CDI	5.100	Maturity	01/02/2024		119,100	57	1,371	1,428	35	0
Receive	1-Year BRL-CDI	5.135	Maturity	01/02/2024		55,100	0	740	740	16	0
Receive	1-Year BRL-CDI	5.160	Maturity	01/02/2024		171,600	0	2,019	2,019	51	0
Pay	1-Year BRL-CDI	5.680	Maturity	01/02/2024		429,300	619	(3,610)	(2,991)	0	(129)
Pay	1-Year BRL-CDI	6.090	Maturity	01/02/2024		27,800	0	(269)	(269)	0	(8)
Pay	1-Year BRL-CDI	7.310	Maturity	01/02/2024		35,100	0	(246)	(246)	0	(11)
Pay	1-Year BRL-CDI	7.775	Maturity	01/02/2024		100,700	0	(559)	(559)	0	(30)
Receive	1-Year BRL-CDI	7.790	Maturity	01/02/2024		37,400	(20)	223	203	11	0
Pay	1-Year BRL-CDI	9.105	Maturity	01/02/2024		85,800	0	(157)	(157)	0	(26)
Pay	1-Year BRL-CDI	9.745	Maturity	01/02/2024		100,600	0	(33)	(33)	0	(30)
Pay(5)	1-Year BRL-CDI	9.780	Maturity	01/02/2024		103,900	0	(40)	(40)	0	(40)
Pay	1-Year BRL-CDI	9.880	Maturity	01/02/2024		71,100	64	(44)	20	0	(22)
Pay	1-Year BRL-CDI	5.710	Maturity	01/02/2025		37,800	0	(505)	(505)	0	(13)
Pay	1-Year BRL-CDI	6.010	Maturity	01/02/2025		30,300	0	(338)	(338)	0	(11)
Pay	1-Year BRL-CDI	6.030	Maturity	01/02/2025		19,400	1	(204)	(203)	0	(7)
Receive	1-Year BRL-CDI	6.050	Maturity	01/02/2025		140,500	692	831	1,523	49	0
Pay	1-Year BRL-CDI	6.230	Maturity	01/02/2025		101,500	0	(928)	(928)	0	(36)
Pay	1-Year BRL-CDI	6.710	Maturity	01/02/2025		116,700	(103)	(521)	(624)	0	(41)
Receive	1-Year BRL-CDI	6.810	Maturity	01/02/2025		238,100	43	1,068	1,111	85	0
Receive	1-Year BRL-CDI	7.160	Maturity	01/02/2025		33,100	0	344	344	12	0
Receive	1-Year BRL-CDI	7.170	Maturity	01/02/2025		20,700	0	214	214	7	0
Pay	1-Year BRL-CDI	7.190	Maturity	01/02/2025		78,000	0	(293)	(293)	0	(28)
Pay	1-Year BRL-CDI	7.480	Maturity	01/02/2025		113,000	8	22	30	0	(41)
Pay	1-Year BRL-CDI	10.330	Maturity	01/02/2025		150,300	86	3,679	3,765	0	(57)
Receive	1-Year BRL-CDI	10.685	Maturity	01/02/2025		137,000	0	(3,367)	(3,367)	52	0
Receive	1-Year BRL-CDI	6.020	Maturity	01/04/2027		20,300	0	457	457	13	0
Pay	1-Year BRL-CDI	6.140	Maturity	01/04/2027		332,500	(2,415)	(4,218)	(6,633)	0	(206)
Receive	1-Year BRL-CDI	6.180	Maturity	01/04/2027		31,200	37	574	611	19	0
Receive	1-Year BRL-CDI	6.245	Maturity	01/04/2027		130,200	(119)	2,783	2,664	81	0
Receive	1-Year BRL-CDI	6.250	Maturity	01/04/2027		24,100	0	454	454	15	0
Pay	1-Year BRL-CDI	6.350	Maturity	01/04/2027		81,700	0	(1,813)	(1,813)	0	(51)
Pay	1-Year BRL-CDI	6.450	Maturity	01/04/2027		114,200	(954)	(1,030)	(1,984)	0	(70)
Receive	1-Year BRL-CDI	6.500	Maturity	01/04/2027		44,500	0	809	809	27	0
Receive	1-Year BRL-CDI	6.510	Maturity	01/04/2027		86,200	0	1,455	1,455	53	0
Receive	1-Year BRL-CDI	6.520	Maturity	01/04/2027		35,000	(153)	709	556	21	0
Receive	1-Year BRL-CDI	6.535	Maturity	01/04/2027		18,600	0	310	310	11	0
Receive	1-Year BRL-CDI	6.550	Maturity	01/04/2027		51,800	0	835	835	32	0
Pay	1-Year BRL-CDI	6.950	Maturity	01/04/2027		13,000	5	(160)	(155)	0	(8)
Pay	1-Year BRL-CDI	6.990	Maturity	01/04/2027		58,900	0	(682)	(682)	0	(35)
Pay	1-Year BRL-CDI	7.115	Maturity	01/04/2027		60,400	0	(640)	(640)	0	(36)
Receive	1-Year BRL-CDI	7.170	Maturity	01/04/2027		104,600	3	1,039	1,042	62	0
Pay	1-Year BRL-CDI	7.305	Maturity	01/04/2027		28,000	0	(253)	(253)	0	(17)
Pay	1-Year BRL-CDI	7.650	Maturity	01/04/2027		23,000	0	(182)	(182)	0	(14)
Receive	1-Year BRL-CDI	7.770	Maturity	01/04/2027		113,500	0	1,525	1,525	69	0
Pay	1-Year BRL-CDI	7.800	Maturity	01/04/2027		18,000	25	(108)	(83)	0	(11)
Pay	1-Year BRL-CDI	8.355	Maturity	01/04/2027		26,900	0	(300)	(300)	0	(16)
Pay	1-Year BRL-CDI	8.450	Maturity	01/04/2027		54,600	14	(590)	(576)	0	(33)
Receive	1-Year BRL-CDI	8.635	Maturity	01/04/2027		61,100	0	(134)	(134)	35	0
Pay	1-Year BRL-CDI	8.640	Maturity	01/04/2027		131,800	443	(148)	295	0	(75)
Receive	1-Year BRL-CDI	8.750	Maturity	01/04/2027		153,500	(203)	1,296	1,093	91	0

34	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay	1-Year BRL-CDI	8.805%	Maturity	01/04/2027		BRL	22,500	$0	$(201)	$(201)	$0	$(13)
Pay	1-Year BRL-CDI	9.250	Maturity	01/04/2027			40,600	(2)	(256)	(258)	0	(24)
Pay	1-Year BRL-CDI	9.600	Maturity	01/04/2027			70,800	(4)	919	915	0	(39)
Pay	1-Year BRL-CDI	10.000	Maturity	01/04/2027			20,000	(5)	(39)	(44)	0	(12)
Pay	1-Year BRL-CDI	10.120	Maturity	01/04/2027			28,500	0	(45)	(45)	0	(16)
Receive	1-Year BRL-CDI	10.300	Maturity	01/04/2027			129,700	7	(2,115)	(2,108)	70	0
Receive	3-Month CNY-CNREPOFIX	2.787	Quarterly	03/17/2025		CNY	67,400	0	(137)	(137)	0	(1)
Pay	3-Month CNY-CNREPOFIX	1.955	Quarterly	09/16/2025			61,600	(152)	(12)	(164)	4	0
Pay	3-Month CNY-CNREPOFIX	2.620	Quarterly	12/16/2025			41,900	(17)	63	46	3	0
Receive	3-Month CNY-CNREPOFIX	2.735	Quarterly	12/16/2025			41,700	0	(75)	(75)	0	(3)
Receive	3-Month CNY-CNREPOFIX	2.750	Quarterly	09/15/2026			117,600	(71)	(161)	(232)	0	(8)
Pay	3-Month COP-IBR Compounded-OIS	2.510	Quarterly	07/28/2023		COP	39,078,000	(319)	(52)	(371)	7	0
Receive	3-Month COP-IBR Compounded-OIS	4.360	Quarterly	03/30/2025			14,823,000	0	128	128	0	(30)
Pay	3-Month COP-IBR Compounded-OIS	3.240	Quarterly	10/15/2025			29,337,000	0	(630)	(630)	5	0
Receive	3-Month COP-IBR Compounded-OIS	4.040	Quarterly	11/26/2025			30,546,000	0	448	448	0	(6)
Receive	3-Month COP-IBR Compounded-OIS	4.075	Quarterly	11/26/2025			12,151,300	0	174	174	0	(3)
Receive	3-Month COP-IBR Compounded-OIS	4.090	Quarterly	11/26/2025			7,395,000	0	105	105	0	(2)
Pay	3-Month COP-IBR Compounded-OIS	4.651	Quarterly	11/26/2025			53,000,800	0	(447)	(447)	12	0
Pay	3-Month COP-IBR Compounded-OIS	4.690	Quarterly	11/26/2025			13,228,400	0	106	106	0	(3)
Receive	3-Month COP-IBR Compounded-OIS	3.125	Quarterly	01/15/2026			8,804,000	0	217	217	0	(2)
Receive	3-Month COP-IBR Compounded-OIS	3.060	Quarterly	02/05/2026			13,065,000	156	183	339	0	(3)
Receive	3-Month COP-IBR Compounded-OIS	5.780	Quarterly	10/04/2026			23,259,300	0	(1)	(1)	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	5.175	Quarterly	05/28/2027			7,181,000	0	(63)	(63)	5	0
Receive	3-Month COP-IBR Compounded-OIS	4.030	Quarterly	06/19/2027			12,067,300	0	296	296	0	(8)
Receive	3-Month COP-IBR Compounded-OIS	3.975	Quarterly	06/23/2027			11,131,100	0	282	282	0	(7)
Receive	3-Month COP-IBR Compounded-OIS	3.680	Quarterly	11/03/2027			10,150,000	0	315	315	0	(6)
Receive	3-Month COP-IBR Compounded-OIS	3.690	Quarterly	11/03/2027			10,389,200	0	321	321	0	(6)
Pay	3-Month COP-IBR Compounded-OIS	5.260	Quarterly	05/05/2028			18,900,000	0	(204)	(204)	11	0
Pay	3-Month COP-IBR Compounded-OIS	4.340	Quarterly	07/29/2030			30,381,200	0	(1,125)	(1,125)	5	0
Receive	3-Month COP-IBR Compounded-OIS	4.155	Quarterly	01/15/2031			34,133,000	1,070	390	1,460	0	(12)
Receive	3-Month COP-IBR Compounded-OIS	4.115	Quarterly	02/01/2031			13,423,000	0	593	593	0	(5)
Pay	3-Month COP-IBR Compounded-OIS	5.950	Quarterly	03/26/2031			25,411,800	0	276	276	0	(13)
Pay	3-Month COP-IBR Compounded-OIS	5.805	Quarterly	08/02/2031			7,024,000	0	92	92	0	(4)
Receive	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2026		KRW	78,520,000	96	(419)	(323)	0	(49)
Pay	3-Month KRW-KORIBOR	1.750	Quarterly	12/15/2031			40,403,900	136	461	597	61	0
Pay	3-Month PLN-WIBOR	1.405	Annual	08/10/2026		PLN	21,700	6	(113)	(107)	0	(20)
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031	$		57,800	(1,293)	324	(969)	0	(160)
Pay	3-Month ZAR-JIBAR	7.020	Quarterly	07/26/2023		ZAR	16,200	0	48	48	0	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023			229,900	(254)	947	693	0	(2)
Pay	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024			31,400	8	145	153	0	0
Receive	3-Month ZAR-JIBAR	7.600	Quarterly	06/19/2024			230,100	(197)	(716)	(913)	0	0
Pay	3-Month ZAR-JIBAR	5.255	Quarterly	07/09/2025			162,400	9	(154)	(145)	3	0
Receive	3-Month ZAR-JIBAR	4.970	Quarterly	07/21/2025			117,400	0	194	194	0	(2)
Receive	3-Month ZAR-JIBAR	4.980	Quarterly	07/21/2025			124,100	0	202	202	0	(2)
Pay	3-Month ZAR-JIBAR	5.105	Quarterly	12/02/2025			76,900	2	(150)	(148)	2	0
Receive	3-Month ZAR-JIBAR	6.200	Quarterly	03/08/2026			358,300	(73)	(138)	(211)	0	(9)
Pay	3-Month ZAR-JIBAR	5.757	Quarterly	04/14/2026			260,000	0	(127)	(127)	6	0
Pay	3-Month ZAR-JIBAR	5.700	Quarterly	04/21/2026			70,100	0	(49)	(49)	2	0
Pay	3-Month ZAR-JIBAR	5.680	Quarterly	06/08/2026			162,400	28	(203)	(175)	4	0
Pay	3-Month ZAR-JIBAR	5.601	Quarterly	06/09/2026			55,200	0	(72)	(72)	1	0
Pay	3-Month ZAR-JIBAR	7.470	Quarterly	07/26/2026			58,070	0	240	240	2	0
Pay	3-Month ZAR-JIBAR	5.739	Quarterly	07/28/2026			95,700	(18)	(70)	(88)	2	0
Receive	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028			14,200	3	(52)	(49)	0	0
Receive	3-Month ZAR-JIBAR	7.460	Quarterly	03/06/2030			70,800	0	(84)	(84)	0	0
Receive	3-Month ZAR-JIBAR	7.490	Quarterly	03/06/2030			70,700	0	(93)	(93)	0	0
Pay	6-Month CLP-CHILIBOR	1.040	Semi-Annual	12/17/2023		CLP	862,000	0	(73)	(73)	1	0
Receive	6-Month CLP-CHILIBOR	2.585	Semi-Annual	12/04/2024			6,691,000	0	440	440	0	(5)
Receive	6-Month CLP-CHILIBOR	2.590	Semi-Annual	12/04/2024			6,788,000	0	445	445	0	(5)
Receive	6-Month CLP-CHILIBOR	2.635	Semi-Annual	12/04/2024			5,363,000	0	341	341	0	(4)
Receive	6-Month CLP-CHILIBOR	2.650	Semi-Annual	12/04/2024			5,495,000	0	347	347	0	(4)
Pay	6-Month CLP-CHILIBOR	2.780	Semi-Annual	12/09/2024			5,551,000	0	(325)	(325)	4	0
Pay	6-Month CLP-CHILIBOR	2.510	Semi-Annual	01/14/2025			18,107,800	0	(1,356)	(1,356)	16	0
Pay	6-Month CLP-CHILIBOR	2.393	Semi-Annual	02/05/2025			10,950,000	0	(911)	(911)	6	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	35

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month CLP-CHILIBOR	2.420%	Semi-Annual	02/24/2025	CLP	424,000	$0	$(36)	$(36)	$0	$0
Receive	6-Month CLP-CHILIBOR	1.020	Semi-Annual	03/01/2025		2,779,000	0	399	399	1	0
Receive	6-Month CLP-CHILIBOR	1.025	Semi-Annual	03/01/2025		2,895,000	0	415	415	1	0
Receive	6-Month CLP-CHILIBOR	1.030	Semi-Annual	03/01/2025		3,709,000	0	531	531	1	0
Pay	6-Month CLP-CHILIBOR	1.470	Semi-Annual	03/01/2025		5,410,000	0	(677)	(677)	0	(1)
Receive	6-Month CLP-CHILIBOR	1.935	Semi-Annual	03/10/2025		5,462,900	0	587	587	3	0
Receive	6-Month CLP-CHILIBOR	1.940	Semi-Annual	03/10/2025		2,731,300	0	293	293	1	0
Receive	6-Month CLP-CHILIBOR	1.840	Semi-Annual	03/13/2025		3,911,000	0	437	437	2	0
Pay	6-Month CLP-CHILIBOR	3.030	Semi-Annual	07/19/2025		9,027,900	0	(607)	(607)	4	0
Pay	6-Month CLP-CHILIBOR	1.150	Semi-Annual	07/24/2025		8,009,500	0	(1,238)	(1,238)	4	0
Pay	6-Month CLP-CHILIBOR	1.740	Semi-Annual	12/09/2025		3,515,000	0	(493)	(493)	0	0
Pay	6-Month CLP-CHILIBOR	2.580	Semi-Annual	02/05/2026		4,380,000	0	(466)	(466)	0	(1)
Receive	6-Month CLP-CHILIBOR	1.780	Semi-Annual	02/17/2026		4,295,000	0	641	641	2	0
Receive	6-Month CLP-CHILIBOR	1.785	Semi-Annual	02/17/2026		1,952,000	0	291	291	1	0
Receive	6-Month CLP-CHILIBOR	1.790	Semi-Annual	02/17/2026		7,481,000	0	1,112	1,112	3	0
Receive	6-Month CLP-CHILIBOR	2.640	Semi-Annual	03/01/2026		521,000	0	56	56	1	0
Receive	6-Month CLP-CHILIBOR	2.305	Semi-Annual	03/10/2026		3,676,500	0	464	464	5	0
Receive	6-Month CLP-CHILIBOR	2.325	Semi-Annual	03/10/2026		2,451,100	0	307	307	3	0
Pay	6-Month CLP-CHILIBOR	1.950	Semi-Annual	05/05/2026		617,300	0	(89)	(89)	0	(1)
Receive	6-Month CLP-CHILIBOR	3.530	Semi-Annual	07/06/2026		2,555,000	0	163	163	1	0
Receive	6-Month CLP-CHILIBOR	3.530	Semi-Annual	08/06/2026		3,039,900	0	210	210	2	0
Receive	6-Month CLP-CHILIBOR	2.320	Semi-Annual	08/30/2026		1,629,900	0	230	230	2	0
Receive	6-Month CLP-CHILIBOR	2.335	Semi-Annual	09/03/2026		2,933,200	0	414	414	4	0
Receive	6-Month CLP-CHILIBOR	2.300	Semi-Annual	09/05/2026		5,884,100	0	846	846	8	0
Pay	6-Month CLP-CHILIBOR	4.660	Semi-Annual	09/14/2026		4,018,300	0	(52)	(52)	0	(8)
Pay	6-Month CLP-CHILIBOR	2.665	Semi-Annual	01/07/2027		5,000,000	0	(643)	(643)	0	(1)
Pay	6-Month CLP-CHILIBOR	2.680	Semi-Annual	01/22/2027		6,630,000	0	(864)	(864)	0	(1)
Pay	6-Month CLP-CHILIBOR	1.684	Semi-Annual	06/04/2027		11,074,300	0	(2,264)	(2,264)	0	(2)
Pay	6-Month CLP-CHILIBOR	1.715	Semi-Annual	06/04/2027		2,208,900	0	(447)	(447)	0	0
Receive	6-Month CLP-CHILIBOR	3.475	Semi-Annual	07/19/2027		6,223,300	0	581	581	2	0
Receive	6-Month CLP-CHILIBOR	2.260	Semi-Annual	09/10/2027		9,763,700	0	1,782	1,782	15	0
Receive	6-Month CLP-CHILIBOR	1.947	Semi-Annual	11/23/2027		4,288,000	0	879	879	3	0
Receive	6-Month CLP-CHILIBOR	1.965	Semi-Annual	11/24/2027		4,159,900	0	847	847	3	0
Receive	6-Month CLP-CHILIBOR	2.000	Semi-Annual	11/25/2027		2,200,000	0	443	443	2	0
Receive	6-Month CLP-CHILIBOR	2.020	Semi-Annual	11/25/2027		2,827,000	0	565	565	2	0
Pay	6-Month CLP-CHILIBOR	2.245	Semi-Annual	12/10/2027		775,000	0	(144)	(144)	0	0
Pay	6-Month CLP-CHILIBOR	2.255	Semi-Annual	12/10/2027		4,170,000	0	(773)	(773)	0	(2)
Receive	6-Month CLP-CHILIBOR	3.520	Semi-Annual	06/14/2028		483,900	0	52	52	1	0
Receive	6-Month CLP-CHILIBOR	3.470	Semi-Annual	06/15/2028		10,350,000	0	1,154	1,154	15	0
Receive	6-Month CLP-CHILIBOR	3.990	Semi-Annual	07/06/2028		2,465,000	0	186	186	4	0
Receive	6-Month CLP-CHILIBOR	4.000	Semi-Annual	07/06/2028		1,304,000	0	98	98	2	0
Receive	6-Month CLP-CHILIBOR	3.725	Semi-Annual	07/19/2028		1,002,700	(3)	101	98	2	0
Receive	6-Month CLP-CHILIBOR	3.731	Semi-Annual	07/20/2028		7,185,000	0	701	701	12	0
Receive	6-Month CLP-CHILIBOR	3.920	Semi-Annual	08/06/2028		3,077,800	0	266	266	6	0
Pay	6-Month CLP-CHILIBOR	5.015	Semi-Annual	09/13/2028		445,700	0	(5)	(5)	0	(2)
Receive	6-Month CLP-CHILIBOR	4.170	Semi-Annual	10/01/2028		2,116,730	0	157	157	9	0
Receive	6-Month CLP-CHILIBOR	3.215	Semi-Annual	01/14/2030		9,917,400	0	1,695	1,695	19	0
Pay	6-Month CLP-CHILIBOR	3.120	Semi-Annual	02/05/2030		1,423,000	0	(260)	(260)	0	(3)
Pay	6-Month CLP-CHILIBOR	2.080	Semi-Annual	06/01/2030		2,187,000	0	(615)	(615)	0	(3)
Pay	6-Month CLP-CHILIBOR	2.110	Semi-Annual	06/01/2030		825,000	0	(230)	(230)	0	(1)
Pay	6-Month CLP-CHILIBOR	2.105	Semi-Annual	07/13/2030		4,000,000	0	(1,138)	(1,138)	0	(5)
Receive	6-Month CLP-CHILIBOR	4.410	Semi-Annual	09/01/2030		1,386,850	0	113	113	5	0
Pay	6-Month CLP-CHILIBOR	2.740	Semi-Annual	12/10/2030		2,415,000	0	(566)	(566)	0	(4)
Receive	6-Month CLP-CHILIBOR	2.548	Semi-Annual	01/07/2031		3,517,700	0	904	904	5	0
Pay	6-Month CLP-CHILIBOR	2.770	Semi-Annual	02/12/2031		1,550,000	0	(374)	(374)	0	(3)
Receive	6-Month CZK-PRIBOR	2.255	Annual	01/15/2023	CZK	692,200	0	(348)	(348)	135	0
Pay	6-Month CZK-PRIBOR	2.250	Annual	12/19/2023		1,055,200	(403)	671	268	0	(318)
Receive	6-Month CZK-PRIBOR	2.465	Annual	12/19/2023		1,012,700	0	(550)	(550)	306	0
Pay	6-Month CZK-PRIBOR	1.781	Annual	02/04/2024		638,200	0	(322)	(322)	0	(173)
Pay	6-Month CZK-PRIBOR	1.941	Annual	02/21/2025		340,000	12	(232)	(220)	0	(99)
Receive	6-Month CZK-PRIBOR	0.690	Annual	03/31/2025		5,800	0	15	15	0	0
Pay	6-Month CZK-PRIBOR	0.915	Annual	09/01/2025		47,200	0	(143)	(143)	0	(14)
Pay	6-Month CZK-PRIBOR	1.575	Annual	03/26/2026		46,200	(21)	(61)	(82)	0	(15)

36	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month CZK-PRIBOR	0.765%	Annual	04/07/2026	CZK	50,700	$0	$186	$186	$17	$0
Pay	6-Month CZK-PRIBOR	1.903	Annual	08/04/2026		81,500	0	(127)	(127)	0	(34)
Pay	6-Month CZK-PRIBOR	1.872	Annual	08/05/2026		103,800	0	(168)	(168)	0	(43)
Pay	6-Month CZK-PRIBOR	2.015	Annual	08/10/2026		111,700	(19)	(131)	(150)	0	(46)
Pay	6-Month CZK-PRIBOR	2.000	Annual	06/20/2028		51,100	(14)	(64)	(78)	0	(27)
Pay	6-Month CZK-PRIBOR	1.890	Annual	01/15/2030		49,600	0	(82)	(82)	0	(32)
Pay	6-Month CZK-PRIBOR	1.477	Annual	02/04/2030		233,600	0	(747)	(747)	0	(140)
Receive	6-Month CZK-PRIBOR	0.929	Annual	03/13/2030		85,500	0	451	451	47	0
Receive	6-Month CZK-PRIBOR	0.650	Annual	03/31/2030		73,800	64	382	446	17	0
Receive	6-Month CZK-PRIBOR	0.800	Annual	05/11/2030		181,100	0	1,081	1,081	106	0
Pay	6-Month HUF-BBR	0.950	Annual	03/02/2022	HUF	7,700,000	104	(76)	28	0	0
Pay	6-Month HUF-BBR	0.840	Annual	08/18/2022		8,293,800	(1)	(300)	(301)	0	(10)
Pay	6-Month HUF-BBR	0.960	Annual	03/05/2023		2,993,000	0	(148)	(148)	0	0
Pay	6-Month HUF-BBR	1.500	Annual	06/19/2024		5,305,100	(165)	(368)	(533)	0	(17)
Pay	6-Month HUF-BBR	2.325	Annual	07/20/2024		6,436,400	(2)	(187)	(189)	0	(20)
Receive	6-Month HUF-BBR	0.980	Annual	07/23/2024		4,770,600	0	733	733	15	0
Receive	6-Month HUF-BBR	0.710	Annual	03/31/2025		2,281,500	0	504	504	4	0
Receive	6-Month HUF-BBR	1.100	Annual	04/03/2025		1,176,900	0	220	220	2	0
Receive	6-Month HUF-BBR	1.155	Annual	04/03/2025		1,682,600	0	304	304	2	0
Receive	6-Month HUF-BBR	0.825	Annual	08/06/2025		3,700,000	0	912	912	13	0
Pay	6-Month HUF-BBR	1.243	Annual	09/08/2025		4,421,600	(10)	(882)	(892)	0	(12)
Pay	6-Month HUF-BBR	1.770	Annual	02/24/2026		3,434,000	0	(444)	(444)	0	(11)
Pay	6-Month HUF-BBR	2.420	Annual	08/02/2026		4,883,900	(121)	(276)	(397)	0	(20)
Pay	6-Month HUF-BBR	2.680	Annual	06/29/2031		489,900	(43)	(36)	(79)	0	(1)
Pay	6-Month PLN-WIBOR	1.833	Annual	02/05/2022	PLN	100,300	0	433	433	1	0
Receive	6-Month PLN-WIBOR	1.942	Annual	03/20/2024		6,600	(8)	(30)	(38)	3	0
Receive	6-Month PLN-WIBOR	2.250	Annual	03/20/2024		2,700	(13)	(9)	(22)	1	0
Receive	6-Month PLN-WIBOR	1.834	Annual	07/03/2024		50,900	0	(162)	(162)	25	0
Pay	6-Month PLN-WIBOR	1.860	Annual	11/12/2024		8,600	7	45	52	0	(4)
Pay	6-Month PLN-WIBOR	1.540	Annual	03/02/2025		145,600	251	(51)	200	0	(75)
Receive	6-Month PLN-WIBOR	0.655	Annual	05/21/2025		62,000	0	544	544	37	0
Receive	6-Month PLN-WIBOR	0.481	Annual	08/06/2025		47,600	0	548	548	30	0
Pay	6-Month PLN-WIBOR	0.565	Annual	08/14/2025		56,500	0	(609)	(609)	0	(36)
Pay	6-Month PLN-WIBOR	1.460	Annual	05/28/2026		18,900	0	(61)	(61)	0	(16)
Pay	6-Month PLN-WIBOR	1.465	Annual	06/07/2026		7,700	22	(48)	(26)	0	(7)
Pay	6-Month PLN-WIBOR	1.330	Annual	08/23/2026		28,500	0	(172)	(172)	0	(26)
Receive	6-Month PLN-WIBOR	1.490	Annual	08/29/2029		52,000	9	565	574	67	0
Pay	6-Month PLN-WIBOR	1.421	Annual	02/25/2030		80,400	0	(945)	(945)	0	(106)
Pay	6-Month PLN-WIBOR	1.163	Annual	12/03/2030		8,700	0	(167)	(167)	0	(13)
Receive	6-Month PLN-WIBOR	1.280	Annual	02/08/2031		28,400	0	496	496	43	0
Pay	28-Day MXN-TIIE	6.575	Lunar	12/09/2021	MXN	105,200	0	19	19	1	0
Receive	28-Day MXN-TIIE	6.740	Lunar	12/09/2021		105,200	0	(21)	(21)	0	(1)
Pay	28-Day MXN-TIIE	6.475	Lunar	06/09/2022		85,000	0	25	25	2	0
Receive	28-Day MXN-TIIE	6.658	Lunar	06/09/2022		101,100	0	(36)	(36)	0	(3)
Pay	28-Day MXN-TIIE	4.515	Lunar	08/17/2022		142,000	0	(76)	(76)	4	0
Pay	28-Day MXN-TIIE	4.700	Lunar	08/25/2022		168,800	0	(80)	(80)	4	0
Receive	28-Day MXN-TIIE	4.535	Lunar	11/15/2022		2,838,800	2,488	(327)	2,161	0	(84)
Pay	28-Day MXN-TIIE	7.830	Lunar	12/15/2022		620,100	75	593	668	22	0
Pay	28-Day MXN-TIIE	7.856	Lunar	12/15/2022		521,600	0	570	570	18	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		76,500	0	84	84	3	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		226,200	127	142	269	8	0
Pay	28-Day MXN-TIIE	4.245	Lunar	02/15/2023		188,100	0	(228)	(228)	6	0
Pay	28-Day MXN-TIIE	4.350	Lunar	02/15/2023		963,300	0	(941)	(941)	17	0
Pay(5)	28-Day MXN-TIIE	4.290	Lunar	02/16/2023		229,100	0	(231)	(231)	4	0
Pay(5)	28-Day MXN-TIIE	4.300	Lunar	02/16/2023		1,247,600	0	(1,250)	(1,250)	22	0
Pay(5)	28-Day MXN-TIIE	4.335	Lunar	02/21/2023		405,000	0	(479)	(479)	12	0
Pay	28-Day MXN-TIIE	5.000	Lunar	02/22/2023		407,600	(2,284)	1,987	(297)	13	0
Pay	28-Day MXN-TIIE	5.500	Lunar	02/22/2023		434,400	(1,869)	1,702	(167)	14	0
Pay	28-Day MXN-TIIE	7.650	Lunar	02/24/2023		1,161,000	0	1,268	1,268	41	0
Pay	28-Day MXN-TIIE	4.470	Lunar	02/27/2023		23,900	0	(26)	(26)	1	0
Pay	28-Day MXN-TIIE	4.520	Lunar	02/27/2023		47,800	0	(51)	(51)	1	0
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023		165,200	0	(174)	(174)	5	0
Pay	28-Day MXN-TIIE	4.560	Lunar	02/27/2023		23,900	0	(25)	(25)	1	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	37

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	4.565%	Lunar	02/27/2023	MXN	23,900	$0	$(25)	$(25)	$1	$0
Pay	28-Day MXN-TIIE	7.150	Lunar	03/17/2023		1,033,400	0	801	801	35	0
Receive	28-Day MXN-TIIE	4.900	Lunar	03/22/2023		168,500	0	146	146	0	(5)
Receive	28-Day MXN-TIIE	6.360	Lunar	03/22/2023		564,000	(649)	543	(106)	0	(19)
Receive	28-Day MXN-TIIE	7.730	Lunar	03/23/2023		8,600	0	(10)	(10)	0	0
Receive	28-Day MXN-TIIE	7.720	Lunar	03/24/2023		3,789,000	0	(4,420)	(4,420)	0	(133)
Pay	28-Day MXN-TIIE	5.860	Lunar	03/29/2023		538,600	0	(105)	(105)	17	0
Receive	28-Day MXN-TIIE	4.920	Lunar	04/10/2023		1,829,200	(8)	1,668	1,660	0	(56)
Receive	28-Day MXN-TIIE	5.070	Lunar	05/03/2023		730,000	0	622	622	0	(23)
Receive	28-Day MXN-TIIE	4.970	Lunar	05/09/2023		129,200	0	122	122	0	(4)
Pay	28-Day MXN-TIIE	5.260	Lunar	05/17/2023		650,000	0	(474)	(474)	20	0
Pay	28-Day MXN-TIIE	8.910	Lunar	11/15/2023		968,800	0	2,379	2,379	43	0
Pay	28-Day MXN-TIIE	8.818	Lunar	11/16/2023		1,798,700	0	4,245	4,245	79	0
Pay	28-Day MXN-TIIE	8.980	Lunar	11/23/2023		1,578,600	0	3,939	3,939	69	0
Receive	28-Day MXN-TIIE	7.910	Lunar	12/07/2023		339,200	0	(509)	(509)	0	(15)
Pay	28-Day MXN-TIIE	7.920	Lunar	12/28/2023		353,900	206	346	552	15	0
Receive	28-Day MXN-TIIE	8.325	Lunar	02/08/2024		700,000	0	(1,374)	(1,374)	0	(31)
Pay	28-Day MXN-TIIE	4.590	Lunar	02/20/2024		104,800	0	(225)	(225)	4	0
Receive	28-Day MXN-TIIE	4.540	Lunar	02/21/2024		151,900	0	335	335	0	(6)
Receive	28-Day MXN-TIIE	4.570	Lunar	02/21/2024		1,345,800	0	2,922	2,922	0	(51)
Receive	28-Day MXN-TIIE	8.035	Lunar	02/22/2024		?538,100	(2,575)	1,650	(925)	0	(23)
Pay	28-Day MXN-TIIE	5.605	Lunar	03/26/2024		131,100	0	(143)	(143)	5	0
Receive	28-Day MXN-TIIE	7.865	Lunar	05/13/2024		784,500	(72)	(1,162)	(1,234)	0	(33)
Receive	28-Day MXN-TIIE	7.690	Lunar	05/22/2024		230,000	0	(305)	(305)	0	(10)
Pay	28-Day MXN-TIIE	4.870	Lunar	06/17/2024		880,600	0	(1,927)	(1,927)	33	0
Pay	28-Day MXN-TIIE	4.715	Lunar	06/24/2024		57,000	0	(137)	(137)	2	0
Pay	28-Day MXN-TIIE	4.695	Lunar	06/25/2024		286,500	0	(697)	(697)	10	0
Pay	28-Day MXN-TIIE	4.610	Lunar	06/27/2024		360,100	0	(917)	(917)	13	0
Receive	28-Day MXN-TIIE	7.180	Lunar	06/27/2024		1,091,200	0	(722)	(722)	0	(45)
Pay	28-Day MXN-TIIE	6.513	Lunar	09/26/2024		387,000	0	(113)	(113)	17	0
Receive	28-Day MXN-TIIE	4.870	Lunar	11/12/2024		104,900	0	276	276	0	(5)
Pay	28-Day MXN-TIIE	6.620	Lunar	01/02/2025		329,600	3	(73)	(70)	17	0
Pay	28-Day MXN-TIIE	6.600	Lunar	01/13/2025		186,200	0	(52)	(52)	10	0
Receive	28-Day MXN-TIIE	6.635	Lunar	01/15/2025		591,700	(242)	381	139	0	(31)
Receive	28-Day MXN-TIIE	4.840	Lunar	02/19/2025		128,000	0	379	379	0	(7)
Receive	28-Day MXN-TIIE	4.850	Lunar	02/19/2025		173,800	0	511	511	0	(9)
Pay	28-Day MXN-TIIE	6.510	Lunar	02/24/2025		371,900	0	(158)	(158)	21	0
Pay	28-Day MXN-TIIE	6.415	Lunar	02/25/2025		34,200	0	(20)	(20)	2	0
Receive	28-Day MXN-TIIE	6.855	Lunar	03/20/2025		966,000	0	(93)	(93)	0	(56)
Receive	28-Day MXN-TIIE	5.893	Lunar	06/05/2025		371,000	0	584	584	0	(22)
Pay	28-Day MXN-TIIE	5.080	Lunar	06/16/2025		121,900	0	(354)	(354)	7	0
Receive	28-Day MXN-TIIE	4.830	Lunar	07/22/2025		266,700	(2)	915	913	0	(16)
Receive	28-Day MXN-TIIE	4.835	Lunar	07/24/2025		49,400	0	169	169	0	(3)
Receive	28-Day MXN-TIIE	4.970	Lunar	08/08/2025		141,000	0	(456)	(456)	9	0
Pay	28-Day MXN-TIIE	4.917	Lunar	08/11/2025		115,500	(5)	(380)	(385)	7	0
Pay	28-Day MXN-TIIE	4.980	Lunar	08/12/2025		113,600	0	(367)	(367)	7	0
Receive	28-Day MXN-TIIE	5.120	Lunar	09/29/2025		164,500	0	512	512	0	(10)
Receive	28-Day MXN-TIIE	4.770	Lunar	01/06/2026		124,300	0	501	501	0	(7)
Pay	28-Day MXN-TIIE	4.720	Lunar	02/06/2026		94,300	0	(397)	(397)	5	0
Pay	28-Day MXN-TIIE	4.730	Lunar	02/06/2026		78,600	1	(331)	(330)	4	0
Receive	28-Day MXN-TIIE	4.950	Lunar	02/11/2026		282,700	0	1,074	1,074	0	(15)
Receive	28-Day MXN-TIIE	4.943	Lunar	02/12/2026		47,400	0	181	181	0	(3)
Receive	28-Day MXN-TIIE	4.950	Lunar	02/12/2026		74,200	0	282	282	0	(4)
Receive	28-Day MXN-TIIE	6.210	Lunar	03/19/2026		79,800	0	117	117	0	(4)
Pay	28-Day MXN-TIIE	5.800	Lunar	04/06/2026		1,580,300	0	(3,658)	(3,658)	82	0
Pay	28-Day MXN-TIIE	6.070	Lunar	04/29/2026		315,000	0	(575)	(575)	16	0
Pay	28-Day MXN-TIIE	5.925	Lunar	05/05/2026		111,700	0	(238)	(238)	6	0
Receive	28-Day MXN-TIIE	6.720	Lunar	06/19/2026		133,600	0	80	80	0	(7)
Receive	28-Day MXN-TIIE	6.845	Lunar	07/02/2026		284,600	0	112	112	0	(14)
Receive	28-Day MXN-TIIE	6.398	Lunar	07/16/2026		171,800	0	220	220	0	(8)
Pay	28-Day MXN-TIIE	6.415	Lunar	07/16/2026		69,400	0	87	87	0	(3)
Receive	28-Day MXN-TIIE	6.495	Lunar	07/17/2026		49,200	0	53	53	0	(2)
Receive	28-Day MXN-TIIE	6.505	Lunar	07/17/2026		35,800	0	38	38	0	(2)

38	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	6.380%	Lunar	08/19/2026	MXN	398,600	$(9)	$(540)	$(549)	$18	$0
Receive	28-Day MXN-TIIE	6.565	Lunar	06/03/2027		141,500	0	192	192	0	(7)
Pay	28-Day MXN-TIIE	7.990	Lunar	03/16/2028		4,000	0	8	8	0	0
Pay	28-Day MXN-TIIE	7.977	Lunar	03/17/2028		2,208,700	0	4,497	4,497	157	0
Receive	28-Day MXN-TIIE	9.210	Lunar	11/08/2028		400,200	(135)	(2,035)	(2,170)	0	(30)
Receive	28-Day MXN-TIIE	9.100	Lunar	11/09/2028		1,018,400	0	(5,205)	(5,205)	0	(77)
Receive	28-Day MXN-TIIE	9.330	Lunar	11/16/2028		1,103,300	0	(6,307)	(6,307)	0	(84)
Pay	28-Day MXN-TIIE	8.483	Lunar	01/17/2029		415,000	0	1,451	1,451	30	0
Pay	28-Day MXN-TIIE	8.493	Lunar	01/17/2029		196,950	0	694	694	14	0
Receive	28-Day MXN-TIIE	8.110	Lunar	05/03/2029		542,200	7	(1,278)	(1,271)	0	(38)
Pay	28-Day MXN-TIIE	8.135	Lunar	05/07/2029		181,800	0	459	459	13	0
Pay	28-Day MXN-TIIE	7.675	Lunar	06/04/2029		595,300	1,032	(339)	693	41	0
Receive	28-Day MXN-TIIE	6.845	Lunar	11/02/2029		215,800	0	317	317	0	(14)
Receive	28-Day MXN-TIIE	6.830	Lunar	12/27/2029		25,600	0	40	40	0	(2)
Receive	28-Day MXN-TIIE	6.618	Lunar	01/18/2030		257,800	0	575	575	0	(17)
Pay	28-Day MXN-TIIE	7.210	Lunar	02/28/2030		120,300	0	(53)	(53)	8	0
Pay	28-Day MXN-TIIE	7.220	Lunar	02/28/2030		69,800	0	(28)	(28)	5	0
Receive	28-Day MXN-TIIE	7.750	Lunar	03/08/2030		387,800	0	(522)	(522)	0	(26)
Receive	28-Day MXN-TIIE	6.288	Lunar	04/25/2030		324,500	(119)	1,230	1,111	0	(20)
Receive	28-Day MXN-TIIE	6.040	Lunar	05/02/2030		61,800	0	262	262	0	(4)
Receive	28-Day MXN-TIIE	6.060	Lunar	05/16/2030		32,300	0	135	135	0	(2)
Receive	28-Day MXN-TIIE	5.940	Lunar	05/23/2030		54,300	0	249	249	0	(3)
Receive	28-Day MXN-TIIE	6.095	Lunar	05/29/2030		30,800	0	126	126	0	(2)
Receive	28-Day MXN-TIIE	5.893	Lunar	06/05/2030		176,800	0	836	836	0	(11)
Pay	28-Day MXN-TIIE	5.885	Lunar	06/07/2030		279,600	0	(1,330)	(1,330)	17	0
Pay	28-Day MXN-TIIE	5.870	Lunar	06/12/2030		116,000	0	(559)	(559)	7	0
Pay	28-Day MXN-TIIE	5.865	Lunar	06/13/2030		251,300	0	(1,217)	(1,217)	15	0
Receive	28-Day MXN-TIIE	5.590	Lunar	07/03/2030		95,900	0	553	553	0	(6)
Receive	28-Day MXN-TIIE	5.610	Lunar	07/03/2030		265,500	(1)	1,513	1,512	0	(16)
Pay	28-Day MXN-TIIE	5.445	Lunar	12/05/2030		21,300	0	(140)	(140)	1	0
Pay	28-Day MXN-TIIE	5.450	Lunar	12/05/2030		18,900	0	(124)	(124)	1	0
Pay	28-Day MXN-TIIE	5.540	Lunar	12/31/2030		70,700	0	(444)	(444)	4	0
Pay	28-Day MXN-TIIE	5.520	Lunar	01/27/2031		211,600	(458)	(896)	(1,354)	12	0
Pay	28-Day MXN-TIIE	5.980	Lunar	02/12/2031		58,300	0	(282)	(282)	3	0
Pay	28-Day MXN-TIIE	5.990	Lunar	02/12/2031		138,300	0	(664)	(664)	8	0
Pay	28-Day MXN-TIIE	6.040	Lunar	02/12/2031		497,500	5	(2,309)	(2,304)	29	0
Receive	28-Day MXN-TIIE	6.630	Lunar	03/31/2031		457,400	(16)	1,255	1,239	0	(28)
Receive	28-Day MXN-TIIE	6.550	Lunar	04/04/2031		73,000	0	214	214	0	(4)
Receive	28-Day MXN-TIIE	6.755	Lunar	04/29/2031		32,700	0	76	76	0	(2)
Pay	28-Day MXN-TIIE	6.678	Lunar	05/29/2031		175,700	0	(460)	(460)	10	0
Pay	28-Day MXN-TIIE	6.715	Lunar	05/30/2031		7,900	(10)	(9)	(19)	0	0
Receive	28-Day MXN-TIIE	7.100	Lunar	06/13/2031		230,700	(173)	433	260	0	(14)
Receive	28-Day MXN-TIIE	7.070	Lunar	08/27/2031		126,900	0	161	161	0	(7)
Pay	28-Day MXN-TIIE	8.320	Lunar	01/07/2032		525,400	360	1,253	1,613	34	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		26,800	0	(37)	(37)	0	(3)
Pay	28-Day MXN-TIIE	7.890	Lunar	05/27/2039		434,200	0	49	49	60	0
Pay	28-Day MXN-TIIE	7.675	Lunar	06/09/2039		421,800	0	(428)	(428)	58	0
Pay	28-Day MXN-TIIE	7.625	Lunar	07/12/2039		124,000	0	(161)	(161)	17	0
Pay	28-Day MXN-TIIE	7.640	Lunar	07/13/2039		106,600	0	(131)	(131)	15	0
Pay	28-Day MXN-TIIE	7.127	Lunar	08/10/2039		132,900	0	(504)	(504)	18	0
Receive	28-Day MXN-TIIE	7.210	Lunar	10/28/2039		40,000	0	136	136	0	(6)
Receive	28-Day MXN-TIIE	7.253	Lunar	10/28/2039		80,000	0	256	256	0	(11)
Receive	28-Day MXN-TIIE	7.180	Lunar	10/31/2039		94,900	0	339	339	0	(13)
Receive	28-Day MXN-TIIE	7.200	Lunar	10/31/2039		82,300	0	286	286	0	(11)
Receive	28-Day MXN-TIIE	7.065	Lunar	12/26/2039		95,600	0	400	400	0	(13)
Pay	28-Day MXN-TIIE	7.990	Lunar	02/17/2040		69,200	0	32	32	11	0
Pay	28-Day MXN-TIIE	8.300	Lunar	02/17/2040		286,700	0	579	579	45	0
Receive	28-Day MXN-TIIE	6.623	Lunar	05/17/2040		66,500	0	433	433	0	(10)
Receive	28-Day MXN-TIIE	6.435	Lunar	05/18/2040		14,500	0	107	107	0	(2)
Receive	28-Day MXN-TIIE	6.463	Lunar	05/18/2040		79,400	0	577	577	0	(11)
Receive	28-Day MXN-TIIE	6.500	Lunar	05/25/2040		181,500	0	1,288	1,288	0	(26)
Receive	28-Day MXN-TIIE	6.480	Lunar	05/28/2040		406,000	0	2,927	2,927	0	(58)
Receive	28-Day MXN-TIIE	6.545	Lunar	05/30/2040		74,600	0	514	514	0	(11)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	39

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	6.540%	Lunar	05/31/2040	MXN	164,600	$0	$1,139	$1,139	$0	$(24)
Receive	28-Day MXN-TIIE	6.430	Lunar	06/04/2040		17,000	0	127	127	0	(2)
Receive	28-Day MXN-TIIE	6.380	Lunar	06/05/2040		85,800	0	664	664	0	(12)
Receive	28-Day MXN-TIIE	6.260	Lunar	06/07/2040		101,100	0	845	845	0	(14)
Receive	28-Day MXN-TIIE	6.465	Lunar	09/26/2040		64,000	0	474	474	0	(9)

							$(5,926)	$19,555	$13,629	$4,028	$(4,914)

Total Swap Agreements							$(5,913)	$19,686	$13,773	$4,052	$(4,914)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$4,052	$4,052	$0	$0	$(4,914)	$(4,914)

(l)

Securities with an aggregate market value of $1,419 and cash of $17,072 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

40	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	12/2021	$		8,759		PHP	438,751	$0	$(245)
BOA	10/2021		CLP	313,068	$		394	8	0
	10/2021		CNH	154,212			23,814	0	(74)
	10/2021		CNY	138,006			21,300	0	(79)
	10/2021		ILS	358			111	1	0
	10/2021		MXN	46,926			2,334	69	0
	10/2021		MYR	13,872			3,330	22	0
	10/2021		PEN	16,137			3,928	26	0
	10/2021	$		1,403		COP	5,364,118	5	0
	10/2021			9,852		MXN	201,986	0	(90)
	10/2021			22,731		MYR	95,160	2	(42)
	10/2021			145		PEN	567	0	(8)
	10/2021			6,270		RUB	460,281	37	0
	10/2021			67,942		THB	2,200,957	0	(2,897)
	11/2021		EUR	759	$		899	19	0
	11/2021		IDR	49,515,990			3,441	0	(1)
	11/2021		ILS	2,363			731	1	(3)
	11/2021		PLN	4,110			1,045	11	0
	11/2021		TWD	45,579			1,648	6	0
	11/2021		UAH	11,072			401	0	(11)
	11/2021	$		6,477		EUR	5,508	0	(92)
	11/2021			4,102		PEN	16,574	0	(96)
	11/2021			26,996		PLN	102,905	0	(1,125)
	11/2021			8,331		RON	34,049	0	(381)
	12/2021		INR	231,331	$		3,113	21	0
	12/2021		KRW	259,541			222	3	0
	12/2021		MXN	201,986			9,790	89	0
	12/2021		MYR	69,335			16,531	40	0
	12/2021		PHP	430,877			8,554	192	0
	12/2021	$		7,386		CLP	5,735,252	0	(352)
	12/2021			201		HKD	1,561	0	0
	12/2021			1,528		RUB	113,955	18	0
	12/2021			48,672		THB	1,641,028	0	(191)
	12/2021		ZAR	19,657	$		1,326	33	0
	01/2022		PEN	10,489			2,537	12	0
	01/2022		THB	309,402			9,611	471	0
	01/2022	$		32,762		CZK	704,812	0	(650)
	01/2022			920		PEN	3,799	0	(6)
	02/2022			29,808		PLN	114,211	0	(1,114)
	02/2022			13,965		ZAR	212,948	0	(89)
	02/2022		ZAR	87,338	$		5,710	152	(128)
	03/2022	$		2,524		KZT	1,126,966	30	0
	03/2022			3,895		PEN	16,137	0	(30)
BPS	10/2021		BRL	69,733	$		12,820	15	0
	10/2021		CLP	3,416,090			4,328	121	0
	10/2021		CNH	61,425			9,487	0	(28)
	10/2021		MYR	71,944			17,267	112	0
	10/2021	$		12,998		BRL	69,733	0	(193)
	10/2021			21		CLP	16,180	0	(1)
	10/2021			10,872		CNH	70,350	26	0
	10/2021			2,322		COP	8,937,801	24	0
	10/2021			2,408		CZK	51,760	0	(43)
	10/2021			6,576		MXN	131,338	0	(214)
	10/2021			901		TRY	7,856	0	(20)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	41

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2021		AUD	13,078	$		9,617	$161	$0
	11/2021		EUR	621			731	11	0
	11/2021		HUF	655,121			2,213	105	0
	11/2021		ILS	11,097			3,387	0	(56)
	11/2021		RON	13,619			3,257	77	0
	11/2021	$		5,261		HUF	1,577,617	0	(184)
	11/2021			4,372		IDR	62,615,434	0	(20)
	11/2021			40,407		MXN	815,681	0	(1,093)
	11/2021			1,358		RON	5,701	0	(27)
	12/2021		THB	403,852	$		12,193	262	0
	12/2021	$		13		HKD	99	0	0
	12/2021			1,671		PHP	84,248	0	(36)
	12/2021			7,080		THB	236,045	0	(107)
	12/2021		ZAR	79,664	$		5,552	312	0
	02/2022	$		1,910		VND	44,025,500	18	0
	02/2022		ZAR	111,653	$		7,579	307	0
	04/2022		BRL	17,100			3,032	4	0
	06/2022	$		1,261		MXN	25,971	0	(49)
	07/2022		BRL	17,500	$		3,050	16	0
	08/2022		CNH	155,805			23,392	0	(195)
	09/2022			155,805			23,523	0	(2)
	09/2022	$		23,335		CNH	155,805	190	0
	10/2022			23,471			155,805	5	0
BRC	10/2021		MYR	25,825	$		6,160	0	(1)
	11/2021		INR	82,518			1,113	8	0
	11/2021	$		14,136		HUF	4,188,077	0	(658)
	12/2021		MYR	8,872	$		2,105	0	(6)
	12/2021	$		11,037		MYR	46,424	36	(28)
	12/2021			5,346		THB	178,068	0	(86)
BSH	01/2022		BRL	205,100	$		38,447	1,733	(345)
	10/2021			218,300			40,133	47	0
	10/2021		CLP	833,480			1,065	38	0
	10/2021	$		41,402		BRL	218,300	0	(1,316)
	10/2021			1,693		CLP	1,338,171	0	(44)
	07/2022		BRL	123,300	$		22,172	791	0
	10/2022			111,200			19,398	532	0
CBK	10/2021			21,759			4,067	72	0
	10/2021		CNH	151,822			23,496	0	(22)
	10/2021		COP	31,392,808			8,179	0	(59)
	10/2021		GBP	138			190	4	0
	10/2021		MXN	272,059			13,466	288	0
	10/2021		PEN	65,163			16,629	872	0
	10/2021		RUB	320,353			4,375	0	(15)
	10/2021		THB	1,010,913			30,242	365	0
	10/2021	$		4,000		BRL	21,759	0	(5)
	10/2021			1,369		CLP	1,073,693	0	(47)
	10/2021			8,147		COP	31,332,149	76	0
	10/2021			1,152		KES	126,913	0	(3)
	10/2021			5,715		MXN	115,103	0	(158)
	10/2021			15,136		PEN	62,151	0	(108)
	10/2021			18,606		THB	605,788	0	(702)
	10/2021			903		TRY	7,618	0	(50)
	10/2021			1,664		UYU	72,380	22	0
	10/2021		UYU	19,644	$		461	3	0
	11/2021		AUD	13,814			10,037	48	0
	11/2021		EUR	55,096			64,740	867	0
	11/2021		IDR	192,949,090			13,465	54	0
	11/2021		PEN	19,883			4,862	58	0
	11/2021	$		4,049		BRL	21,759	0	(71)

42	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2021	$		2,392		EUR	2,021	$0	$(49)
	11/2021			31,048		HUF	9,108,356	0	(1,736)
	11/2021			7,352		MXN	150,006	0	(131)
	11/2021			5,237		PEN	21,384	0	(69)
	11/2021			5,813		PLN	22,362	0	(191)
	11/2021			1,548		RON	6,514	0	(27)
	11/2021			4,567		RUB	337,518	35	0
	11/2021			7,827		SEK	68,865	41	0
	11/2021			22,729		THB	759,978	0	(273)
	11/2021			2,804		UYU	122,266	29	(1)
	12/2021		CNH	27,121	$		4,175	0	(8)
	12/2021		PEN	4,505			1,205	119	0
	12/2021		THB	869,040			25,680	66	(60)
	12/2021	$		5,522		CLP	4,254,701	0	(303)
	12/2021			3,282		INR	243,933	0	(22)
	12/2021			4,598		PEN	18,923	0	(30)
	12/2021			781		RUB	57,991	5	0
	12/2021			19,584		THB	655,015	0	(233)
	12/2021			3,558		UYU	153,481	0	(12)
	12/2021		ZAR	158,708	$		10,919	483	0
	01/2022	$		4,771		CLP	3,695,213	0	(256)
	01/2022			2,616		PEN	9,538	0	(319)
	01/2022			9,611		THB	309,955	0	(454)
	01/2022			453		UYU	19,644	0	(3)
	02/2022		PEN	27,653	$		6,754	110	0
	02/2022	$		22,929		PLN	87,689	0	(898)
	02/2022			8,245		ZAR	116,006	11	(704)
	02/2022		ZAR	125,747	$		7,865	1	(322)
	03/2022		PEN	11,114			2,682	20	0
	03/2022		THB	256,106			8,157	594	0
	03/2022	$		516		KZT	229,791	5	0
	03/2022			6,939		PEN	28,746	0	(49)
	03/2022			7,789		THB	252,192	0	(341)
	04/2022		THB	705,223	$		21,892	1,067	0
	05/2022		PEN	139,223			34,045	827	0
	06/2022		ILS	73,196			22,556	0	(229)
	06/2022	$		1,841		VND	42,311,703	4	0
FBF	10/2021		BRL	13,712	$		2,521	3	0
	10/2021	$		2,607		BRL	13,712	0	(89)
GLM	10/2021		BRL	83,000	$		14,992	92	(341)
	10/2021		CLP	1,045,040			1,309	22	0
	10/2021		CNH	54,824			8,462	0	(31)
	10/2021		DOP	442,449			7,660	0	(148)
	10/2021		MYR	17,584			4,225	31	0
	10/2021		PEN	28,746			6,953	0	0
	10/2021		RUB	4,037			54	0	(2)
	10/2021		TRY	41,647			4,681	14	0
	10/2021	$		15,345		BRL	83,000	0	(104)
	10/2021			1,978		COP	7,590,219	14	0
	10/2021			1,146		DOP	65,407	6	0
	10/2021			107		MXN	2,134	0	(4)
	10/2021			35,355		MYR	147,312	0	(215)
	10/2021			7,297		PEN	28,746	0	(344)
	10/2021			2,105		RUB	154,591	13	0
	10/2021			7,398		TRY	62,429	0	(403)
	11/2021		COP	5,998,711	$		1,569	0	(1)
	11/2021		PEN	6,340			1,543	11	0
	11/2021		RON	41,248			9,826	195	0
	11/2021		TWD	24,170			876	5	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	43

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2021		UAH	62,244	$		2,262	$0	$(52)
	11/2021	$		2,038		HUF	602,532	0	(99)
	11/2021			1,363		KZT	603,304	40	0
	11/2021			8,601		PEN	32,240	0	(811)
	11/2021			8,048		RON	33,900	0	(132)
	11/2021			603		UYU	26,470	10	0
	12/2021		BRL	8,948	$		1,724	100	0
	12/2021		CLP	7,427,138			9,391	297	0
	12/2021		MYR	51,549			12,241	11	(34)
	12/2021		SGD	435			323	3	0
	12/2021	$		5,870		IDR	84,494,313	0	(17)
	12/2021			11,223		MYR	47,154	0	(5)
	12/2021			2,226		RUB	165,571	19	0
	12/2021			1,149		SGD	1,555	0	(4)
	12/2021			14,107		ZAR	208,067	0	(425)
	12/2021		ZAR	105,369	$		7,278	351	(1)
	01/2022	$		821		PEN	3,385	0	(6)
	02/2022			6,917		BRL	38,251	0	(73)
	02/2022			13,198		ZAR	198,156	37	(333)
	02/2022		ZAR	346,595	$		22,270	78	(391)
	03/2022		THB	96,124			3,002	163	0
	10/2022		BRL	16,500			2,883	84	0
HUS	10/2021			20,026			3,682	4	0
	10/2021		CNH	66,880			10,370	10	0
	10/2021		CZK	30,485			1,419	26	0
	10/2021		EUR	556			650	5	0
	10/2021		RUB	220,654			3,023	0	(1)
	10/2021		THB	438,631			13,117	153	0
	10/2021		TRY	15,746			1,849	84	0
	10/2021	$		3,834		BRL	20,026	0	(157)
	10/2021			2,277		CLP	1,787,196	0	(76)
	10/2021			13,650		CNH	88,245	20	0
	10/2021			2,409		CZK	51,557	0	(53)
	10/2021			5,087		PEN	19,149	0	(456)
	10/2021			3,953		RUB	288,406	0	(1)
	10/2021			823		TRY	7,026	0	(36)
	11/2021		BRL	14,846	$		2,720	6	0
	11/2021		CNH	88,462			13,650	0	(20)
	11/2021		EUR	308			359	2	0
	11/2021		IDR	29,743,523			2,082	15	0
	11/2021		ILS	11,378			3,507	0	(23)
	11/2021		PEN	13,524			3,318	49	0
	11/2021	$		3,887		HUF	1,170,584	0	(120)
	11/2021			8,927		IDR	127,883,535	0	(39)
	11/2021			13,110		THB	438,631	0	(149)
	11/2021			3,324		UYU	144,860	30	0
	12/2021		CLP	3,352,506	$		4,249	144	0
	12/2021		MYR	76,182			18,133	14	0
	12/2021		PEN	30,123			8,121	850	0
	12/2021	$		1,725		IDR	24,834,776	0	(5)
	12/2021			2,417		UYU	104,587	0	(4)
	12/2021		ZAR	135,173	$		9,338	449	0
	01/2022		BRL	5,682			989	0	(38)
	03/2022		THB	71,801			2,242	122	0
IND	10/2021		CNY	22,446			3,475	0	(2)
	10/2021		MYR	103,903			24,801	16	0
	10/2021	$		7,242		CLP	5,588,891	0	(359)
	10/2021			2,499		CZK	53,748	0	(43)
	10/2021			15,276		THB	495,395	0	(635)

44	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2021	$		825		TRY	7,043	$0	$(35)
	11/2021			3,360		HUF	996,304	0	(154)
	12/2021		MYR	4,247	$		1,009	0	(1)
	12/2021	$		37,549		MYR	157,423	11	(107)
	12/2021			1,147		SGD	1,554	0	(3)
	12/2021			7,073		THB	233,086	0	(186)
	02/2022		ZAR	45,659	$		2,957	2	(20)
	06/2022		TWD	93,587			3,517	102	0
	06/2024	$		3,517		TWD	90,489	0	(103)
JPM	10/2021		BRL	158,400	$		28,026	0	(1,061)
	10/2021		KES	43,252			365	0	(26)
	10/2021		MXN	201,986			10,050	289	0
	10/2021		RUB	262,108			3,589	0	(3)
	10/2021		THB	211,568			6,467	215	0
	10/2021	$		29,376		BRL	158,400	6	(295)
	10/2021			4,579		CNH	29,588	5	0
	10/2021			52,244		CZK	1,118,086	0	(1,152)
	10/2021			1,155		KES	127,387	0	(4)
	10/2021			3,496		RUB	256,116	14	0
	10/2021			446		UYU	19,644	12	0
	10/2021		UYU	19,644	$		457	0	(1)
	11/2021		CAD	10,145			7,961	0	(48)
	11/2021		RON	58,050			13,734	180	0
	11/2021		SEK	68,800			7,865	4	0
	11/2021		UAH	44,728			1,645	0	(18)
	11/2021	$		9,645		IDR	138,450,734	0	(22)
	11/2021			1,573		UYU	68,819	22	0
	12/2021		EUR	397		RSD	46,878	1	0
	12/2021		PHP	524,845	$		10,808	623	0
	12/2021		SGD	35,065			26,068	247	0
	12/2021		THB	52,801			1,603	43	0
	12/2021	$		30		CNY	195	0	0
	12/2021			1,001		THB	32,842	0	(30)
	02/2022			10,192		ZAR	151,008	0	(352)
	02/2022		ZAR	141,623	$		9,035	1	(185)
	03/2022		UAH	17,615			630	0	(7)
	03/2022	$		582		KZT	259,790	6	0
	04/2022		BRL	17,600	$		3,115	0	(3)
	04/2022		TRY	113,707			11,585	75	0
	04/2022		UAH	26,302			846	0	(93)
	07/2022		BRL	12,800			2,329	110	0
	07/2022	$		1,827		VND	42,386,400	18	0
	08/2022		ILS	100,750	$		31,512	119	0
	08/2022		ZMW	13,716			561	0	(136)
	10/2022		BRL	9,200			1,588	27	0
MEI	10/2021		THB	1,641,028			48,739	242	0
MYI	10/2021		BRL	93,478			16,995	168	(339)
	10/2021		CLP	3,603,472			4,553	115	0
	10/2021		CNY	120,341			18,582	0	(60)
	10/2021		CZK	25,034			1,156	12	0
	10/2021		RUB	209,889			2,868	0	(8)
	10/2021	$		17,384		BRL	93,478	0	(218)
	10/2021			30,014		RUB	2,201,112	154	(5)
	10/2021			516		TRY	5,155	56	0
	11/2021		IDR	65,351,808	$		4,544	2	0
	11/2021		TWD	12,655			460	4	0
	11/2021		UAH	49,032			1,800	0	(23)
	11/2021	$		11,235		BRL	60,499	0	(176)
	11/2021			15,190		HUF	4,495,272	0	(723)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	45

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2021	$		6,543		IDR	93,787,364	$0	$(25)
	11/2021			1,969		KZT	868,821	52	0
	11/2021			56,947		PLN	217,492	0	(2,269)
	12/2021		MYR	82,511	$		19,607	2	(26)
	12/2021	$		1,724		BRL	8,944	0	(101)
	12/2021			10,207		MYR	42,713	12	(57)
	12/2021			3,976		THB	134,047	0	(16)
	12/2021		ZAR	4,284	$		287	5	0
	03/2022		UAH	35,431			1,260	0	(21)
	06/2022		MXN	91,722			4,459	180	0
	08/2022	$		6,943		ZAR	111,279	121	0
NGF	08/2022			18,854		CNH	125,302	116	0
RBC	10/2021		CLP	5,534	$		7	0	0
	10/2021	$		1,557		CLP	1,225,743	0	(47)
	12/2021		MYR	5,480	$		1,313	9	0
RYL	10/2021		BRL	21,978			4,103	67	0
	10/2021		CLP	8,484,719			10,732	283	0
	10/2021	$		4,125		BRL	21,978	0	(89)
	10/2021			41,481		MXN	834,898	0	(1,173)
	11/2021			672		KZT	297,192	19	0
	02/2022		ZAR	14,626	$		950	2	(5)
SCX	10/2021		KES	211,048			1,781	0	(127)
	10/2021		MYR	9,343			2,226	0	(2)
	10/2021		RUB	680,578			9,044	0	(282)
	10/2021	$		847		TRY	7,239	0	(35)
	11/2021		AUD	4,793	$		3,459	5	(12)
	11/2021		PEN	6,091			1,559	87	0
	11/2021	$		731		PEN	2,985	0	(10)
	12/2021		CNY	151,948	$		23,346	0	(84)
	12/2021		INR	172,418			2,325	21	0
	12/2021		KRW	121,287			104	2	0
	12/2021		THB	262,880			7,953	187	0
	12/2021	$		3,569		IDR	51,264,671	0	(18)
	12/2021			4,157		INR	312,199	15	0
	12/2021			1,266		KZT	550,082	6	0
	12/2021			11,141		THB	375,821	12	(50)
	12/2021		ZAR	130,617	$		9,124	532	0
	01/2022		PEN	6,563			1,592	13	0
	01/2022	$		822		PEN	3,389	0	(6)
	02/2022		PEN	33,633	$		8,174	102	0
	02/2022		ZAR	39,267			2,525	2	(33)
	03/2022		THB	106,569			3,357	210	0
	07/2022	$		1,839		VND	42,554,460	13	0
	08/2022			4,545		CNH	30,503	73	0
SOG	11/2021		IDR	49,515,574	$		3,446	4	0
	11/2021	$		16,354		HUF	4,798,932	0	(910)
	11/2021			9,366		IDR	134,416,590	0	(23)
	12/2021		SGD	3,122	$		2,307	8	0
	02/2022		ZAR	3,983			259	0	0
SSB	10/2021		BRL	469,558			87,879	1,654	0
	10/2021	$		74,127		BRL	390,426	0	(2,433)
	11/2021			87,470			469,558	0	(1,639)
	12/2021		MYR	42,588	$		10,144	22	(10)
	12/2021		SGD	19,134			14,154	106	(42)
	12/2021		ZAR	38,418			2,607	80	0
	01/2022		CLP	19,950,188			25,295	916	0
TOR	10/2021	$		10,957		MXN	220,325	0	(298)
	12/2021		CNH	29,172	$		4,501	1	0
	12/2021	$		1,787		IDR	25,689,963	0	(7)

46	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	12/2021	$		54,148		MXN	1,091,590	$0	$(1,724)
	12/2021		ZAR	90,793	$		5,990	22	(2)
	01/2022		MXN	140,721			6,869	157	0
	02/2022		ZAR	3,162			207	1	0
UAG	10/2021		BRL	5,259			967	1	0
	10/2021		TRY	5,155			522	0	(50)
	10/2021	$		995		BRL	5,259	0	(29)
	10/2021			1,211		CLP	953,607	0	(37)
	10/2021			3,216		MXN	65,021	0	(77)
	11/2021		EUR	30,279	$		35,601	497	0
	11/2021		RON	9,626			2,274	27	0
	11/2021	$		2,113		RON	8,935	0	(27)
	12/2021		SGD	10,905	$		8,070	40	0
	12/2021		TRY	23,703			2,560	0	(4)
	12/2021		ZAR	144,080			9,924	447	0
	02/2022			139,635			8,911	0	(188)
	06/2022	$		3,198		MXN	65,786	0	(129)
	01/2023			3,023		TWD	78,505	0	(125)

Total Forward Foreign Currency Contracts								$24,979	$(44,537)

PURCHASED OPTIONS:

BARRIER OPTIONS ON FOREIGN CURRENCY

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
JPM	Put - USD versus CNY D&O @ 6.250	USDCNY 6.000	02/18/2022	33,027	$35	$9

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price			Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC USD versus INR		INR	92.600	06/16/2025	1,500	$90	$46
	Put - OTC USD versus INR			92.600	06/16/2025	1,500	90	130
BRC	Call - OTC USD versus INR			74.100	11/17/2021	12,629	104	143
	Put - OTC USD versus INR			74.100	11/17/2021	12,629	97	47
CBK	Call - OTC USD versus CNH		CNH	6.670	03/31/2022	17,783	129	120
GLM	Put - OTC USD versus BRL		BRL	5.000	12/10/2021	11,484	290	27
	Call - OTC USD versus BRL			5.800	02/15/2022	16,081	810	444
MYI	Put - OTC EUR versus USD	$		1.150	12/20/2021	81,838	359	580
	Put - OTC EUR versus USD			1.120	03/30/2022	48,899	201	220
	Call - OTC USD versus BRL		BRL	5.550	12/17/2021	9,299	232	262
	Put - OTC USD versus MXN		MXN	19.700	06/10/2022	29,724	641	199
	Call - OTC USD versus ZAR		ZAR	17.000	08/22/2022	16,162	674	564

							$3,717	$2,782

Total Purchased Options							$3,752	$2,791

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	47

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus INR	INR	81.000	04/27/2022	1,542	$(25)	$(6)
CBK	Call - OTC USD versus CNH	CNH	6.950	03/31/2022	35,566	(90)	(76)
GLM	Put - OTC USD versus BRL	BRL	4.825	12/10/2021	11,484	(155)	(8)
	Put - OTC USD versus BRL		5.000	02/15/2022	16,081	(412)	(93)
	Call - OTC USD versus BRL		6.300	02/15/2022	16,081	(467)	(172)
MYI	Put - OTC USD versus BRL		5.150	12/17/2021	9,299	(113)	(59)
	Call - OTC USD versus BRL		5.800	12/17/2021	9,299	(122)	(132)
	Put - OTC USD versus MXN	MXN	19.100	06/10/2022	29,724	(357)	(91)
	Put - OTC USD versus ZAR	ZAR	13.800	08/22/2022	16,162	(169)	(202)
UAG	Call - OTC USD versus INR	INR	81.000	05/02/2022	1,480	(22)	(6)
	Call - OTC USD versus TRY	TRY	12.000	10/27/2021	3,700	(167)	(1)

Total Written Options						$(2,099)	$(846)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	Eskom Holdings SOC Ltd.	1.000%	Quarterly	12/20/2021	2.414%	$3,700	$(80)	$69	$0	$(11)
	Nigeria Government International Bond	5.000	Quarterly	12/20/2021	1.586	3,000	161	(134)	27	0
CBK	Fibra Uno Trust «	1.000	Quarterly	06/20/2022	2.178	800	(6)	0	0	(6)
DUB	Egypt Government International Bond	5.000	Quarterly	06/20/2022	2.237	3,200	110	(41)	69	0
FBF	Egypt Government International Bond	1.000	Quarterly	12/20/2021	2.118	10,000	(853)	831	0	(22)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.277	1,400	(7)	15	8	0
HUS	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.277	6,900	(28)	66	38	0
JPM	Ghana Government International Bond	5.000	Quarterly	06/20/2024	6.213	800	2	(25)	0	(23)
	Nigeria Government International Bond	1.000	Quarterly	06/20/2022	1.586	4,300	(29)	12	0	(17)
	Nigeria Government International Bond	1.000	Quarterly	06/20/2023	2.431	2,600	(62)	0	0	(62)
MYC	Eskom Holdings SOC Ltd.	1.000	Quarterly	06/20/2022	2.424	1,100	(21)	10	0	(11)

							$(813)	$803	$142	$(152)

48	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Montenegro Equity Market Index «	1.000%	Quarterly	06/20/2023	EUR	400	$(31)	$6	$0	$(25)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Floating rate equal to 3-Month TRY-LIBOR plus 0.223% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	04/16/2024	TRY	34,700	$6,006	$2	$(1,538)	$0	$(1,536)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month ILS-TELBOR	0.295%	Annual	09/08/2025	ILS	39,000	$0	$166	$166	$0
	Pay	3-Month ILS-TELBOR	1.963	Annual	02/16/2028		28,700	(2)	628	626	0
	Receive	3-Month ILS-TELBOR	0.800	Annual	04/24/2028		130,200	0	509	509	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		18,500	0	380	380	0
	Pay	3-Month ILS-TELBOR	0.680	Annual	09/08/2030		19,500	0	(322)	0	(322)
	Receive	3-Month KRW-KORIBOR	1.197	Quarterly	03/18/2025	KRW	64,449,000	0	966	966	0
	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	06/16/2031	MYR	56,080	25	156	181	0
	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	09/15/2031		27,500	(8)	107	99	0
	Receive	3-Month MYR-KLIBOR(7)	3.250	Quarterly	12/15/2031		47,911	(53)	33	0	(20)
BPS	Receive	3-Month COP-IBR Compounded-OIS	5.610	Quarterly	02/11/2026	COP	16,064,000	0	(20)	0	(20)
	Pay	3-Month ILS-TELBOR	1.805	Annual	12/12/2025	ILS	1,700	0	32	32	0
	Pay	3-Month ILS-TELBOR	0.588	Annual	04/29/2026		1,400	0	(2)	0	(2)
	Receive	3-Month KRW-KORIBOR	1.420	Quarterly	01/23/2022	KRW	167,322,800	0	(374)	0	(374)
	Pay	3-Month KRW-KORIBOR	1.450	Quarterly	01/23/2025		67,610,200	0	(386)	0	(386)
	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	06/16/2031	MYR	6,800	13	9	22	0
	Receive	3-Month MYR-KLIBOR(7)	3.250	Quarterly	12/15/2031		11,670	(24)	19	0	(5)
BRC	Pay	3-Month ILS-TELBOR	1.050	Annual	02/27/2024	ILS	12,800	0	86	86	0
	Receive	3-Month ILS-TELBOR	0.513	Annual	08/12/2024		39,500	0	(21)	0	(21)
	Receive	3-Month ILS-TELBOR	0.795	Annual	06/20/2028		43,000	0	208	208	0
	Pay	3-Month ILS-TELBOR	1.950	Annual	06/20/2028		46,200	0	903	903	0
BSH	Pay	6-Month CLP-CHILIBOR	3.790	Semi-Annual	03/14/2026	CLP	15,998,900	0	(821)	0	(821)
	Receive	6-Month CLP-CHILIBOR	3.300	Semi-Annual	06/21/2029		3,550,000	0	526	526	0
CBK	Pay	3-Month ILS-TELBOR	1.041	Annual	05/15/2024	ILS	80,700	0	494	494	0
	Receive	3-Month ILS-TELBOR	0.950	Annual	05/23/2024		146,100	0	(764)	0	(764)
	Receive	3-Month ILS-TELBOR	0.485	Annual	08/09/2024		64,700	0	(20)	0	(20)
	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	06/16/2031	MYR	1,730	1	5	6	0
	Pay	6-Month CLP-CHILIBOR	3.650	Semi-Annual	11/14/2023	CLP	326,700	0	0	0	0
	Receive	6-Month CLP-CHILIBOR	3.763	Semi-Annual	05/24/2029		2,445,900	(38)	294	256	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	49

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CKL	Pay	3-Month ILS-TELBOR	2.100%	Annual	06/20/2028	ILS	11,000	$(36)	$286	$250	$0
DUB	Receive	3-Month ILS-TELBOR	0.690	Annual	09/27/2027		25,100	0	129	129	0
GLM	Receive	3-Month COP-IBR Compounded-OIS	4.880	Quarterly	06/07/2024	COP	27,580,700	(3)	29	26	0
	Pay	3-Month ILS-TELBOR	0.235	Annual	01/15/2023	ILS	122,700	0	74	74	0
	Pay	3-Month ILS-TELBOR	1.048	Annual	02/27/2024		171,400	0	1,154	1,154	0
	Receive	3-Month ILS-TELBOR	0.950	Annual	05/23/2024		64,900	0	(340)	0	(340)
	Receive	3-Month ILS-TELBOR	0.960	Annual	05/24/2024		10,700	0	(57)	0	(57)
	Receive	3-Month ILS-TELBOR	0.520	Annual	08/12/2024		51,200	0	(31)	0	(31)
	Pay	3-Month ILS-TELBOR	1.898	Annual	12/17/2025		59,900	0	1,205	1,205	0
	Pay	3-Month ILS-TELBOR	0.540	Annual	05/11/2027		10,300	0	(61)	0	(61)
	Pay	3-Month ILS-TELBOR	1.971	Annual	02/16/2028		3,200	0	70	70	0
	Pay	3-Month ILS-TELBOR	1.883	Annual	03/21/2028		37,800	0	741	741	0
	Receive	3-Month ILS-TELBOR	0.720	Annual	06/20/2028		20,200	0	130	130	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		10,300	0	212	212	0
	Receive	3-Month ILS-TELBOR	0.820	Annual	01/15/2030		20,200	0	177	177	0
	Pay	3-Month KRW-KORIBOR	1.193	Quarterly	03/18/2022	KRW	147,137,000	0	35	35	0
	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	09/15/2031	MYR	2,700	(5)	15	10	0
	Receive	6-Month CLP-CHILIBOR	3.015	Semi-Annual	06/20/2026	CLP	5,445,000	0	492	492	0
	Pay	6-Month CLP-CHILIBOR	4.095	Semi-Annual	06/01/2027		15,023,700	0	(661)	0	(661)
	Pay	6-Month CLP-CHILIBOR	3.830	Semi-Annual	05/22/2029		6,734,700	0	(668)	0	(668)
	Pay	6-Month CLP-CHILIBOR(7)	4.319	Semi-Annual	05/22/2029		10,120,000	0	(707)	0	(707)
	Pay	6-Month CLP-CHILIBOR	3.265	Semi-Annual	06/14/2029		1,715,500	0	(257)	0	(257)
	Pay	6-Month THB-THBFIX(7)	1.500	Semi-Annual	12/15/2031	THB	201,000	(85)	(39)	0	(124)
	Pay	6-Month THB-THBFIX(7)	1.750	Semi-Annual	12/15/2031		71,100	8	(2)	6	0
GST	Pay	6-Month THB-THBFIX(7)	1.500	Semi-Annual	12/15/2031		266,500	(98)	(67)	0	(165)
HUS	Pay	3-Month ILS-TELBOR	1.018	Annual	03/11/2024	ILS	117,300	0	750	750	0
	Pay	3-Month ILS-TELBOR	1.018	Annual	05/15/2024		64,800	0	382	382	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		20,000	1	410	411	0
JPM	Receive	3-Month ILS-TELBOR	0.475	Annual	08/09/2024		67,300	0	(15)	0	(15)
	Receive	3-Month ILS-TELBOR	0.813	Annual	06/20/2028		24,300	0	109	109	0
	Pay	3-Month ILS-TELBOR	2.078	Annual	06/20/2028		17,000	0	378	378	0
	Receive	6-Month CLP-CHILIBOR	3.540	Semi-Annual	06/04/2029	CLP	4,085,000	0	512	512	0
MYC	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	06/16/2031	MYR	5,500	13	5	18	0
	Pay	6-Month THB-THBFIX(7)	1.500	Semi-Annual	12/15/2031	THB	694,600	(235)	(194)	0	(429)
NGF	Receive	6-Month THB-THBFIX(7)	1.000	Semi-Annual	12/15/2026		2,288,600	29	462	491	0
	Pay	6-Month THB-THBFIX(7)	1.500	Semi-Annual	12/15/2031		1,156,300	(269)	(445)	0	(714)
SCX	Receive	3-Month MYR-KLIBOR	3.000	Quarterly	09/15/2031	MYR	17,400	4	59	63	0

								$(762)	$7,063	$13,285	$(6,984)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	USD versus MXN 1-Year ATM Realized Volatility	14.400%	Maturity	11/24/2021	$29	$0	$111	$111	$0
CBK	Pay	USD versus MXN 1-Year ATM Realized Volatility	15.100	Maturity	11/05/2021	24	0	111	111	0
	Pay	USD versus TWD 1-Year ATM Realized Volatility	5.400	Maturity	05/03/2022	23	0	29	29	0
	Pay	USD versus ZAR 1-Year ATM Realized Volatility	16.600	Maturity	11/05/2021	24	0	67	67	0
DUB	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.425	Maturity	11/05/2021	48	0	124	124	0
GLM	Pay	USD versus BRL 1-Year ATM Realized Volatility	18.300	Maturity	11/05/2021	24	0	18	18	0

50	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	USD versus BRL 1-Year ATM Realized Volatility	18.825%	Maturity	11/23/2021	$29	$0	$41	$41	$0
	Pay	USD versus CAD 1-Year ATM Realized Volatility	7.000	Maturity	01/21/2022	70	0	(40)	0	(40)
	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.275	Maturity	01/12/2022	19	0	44	44	0
JPM	Receive	EUR versus USD 1-Year ATM Realized Volatility	6.550	Maturity	05/03/2022	19	0	(26)	0	(26)
	Pay	USD versus CNH 1-Year ATM Realized Volatility	6.350	Maturity	11/24/2021	58	0	149	149	0
	Pay	USD versus INR 1-Year ATM Realized Volatility	6.850	Maturity	10/22/2021	22	0	64	64	0
	Receive	USD versus JPY 1-Year ATM Realized Volatility	6.040	Maturity	01/25/2022	35	0	(13)	0	(13)
	Pay	USD versus RUB 1-Year ATM Realized Volatility	15.700	Maturity	11/03/2021	24	0	143	143	0
	Pay	USD versus TWD 1-Year ATM Realized Volatility	5.300	Maturity	04/22/2022	23	0	28	28	0
MYI	Pay	USD versus RUB 1-Year ATM Realized Volatility	15.500	Maturity	11/23/2021	29	0	173	173	0
	Pay	USD versus ZAR 1-Year ATM Realized Volatility	16.000	Maturity	11/24/2021	29	0	64	64	0
UAG	Receive	EUR versus USD 1-Year ATM Realized Volatility	5.600	Maturity	01/24/2022	29	0	(18)	0	(18)

							$0	$1,069	$1,166	$(97)

Total Swap Agreements							$(1,604)	$7,403	$14,593	$(8,794)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$0	$0	$0	$0	$(245)	$0	$0	$(245)	$(245)	$0	$(245)
BOA	1,268	176	3,038	4,482	(7,459)	(6)	(367)	(7,832)	(3,350)	3,652	302
BPS	1,766	0	54	1,820	(2,268)	0	(787)	(3,055)	(1,235)	533	(702)
BRC	44	190	1,224	1,458	(779)	0	(32)	(811)	647	(870)	(223)
BSH	3,141	0	526	3,667	(1,705)	0	(821)	(2,526)	1,141	(1,180)	(39)
CBK	6,146	120	963	7,229	(7,960)	(76)	(790)	(8,826)	(1,597)	1,584	(13)
CKL	0	0	250	250	0	0	0	0	250	0	250
DUB	0	0	322	322	0	0	0	0	322	(390)	(68)
FBF	3	0	8	11	(89)	0	(22)	(111)	(100)	0	(100)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	51

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
GLM	$1,596	$471	$4,435	$6,502	$(3,976)	$(273)	$(4,482)	$(8,731)	$(2,229)	$1,700	$(529)
GST	0	0	0	0	0	0	(165)	(165)	(165)	0	(165)
HUS	1,983	0	1,581	3,564	(1,178)	0	0	(1,178)	2,386	(2,310)	76
IND	131	0	0	131	(1,648)	0	0	(1,648)	(1,517)	1,520	3
JPM	2,017	9	1,383	3,409	(3,436)	0	(156)	(3,592)	(183)	581	398
MEI	242	0	0	242	0	0	0	0	242	(300)	(58)
MYC	0	0	18	18	0	0	(440)	(440)	(422)	(255)	(677)
MYI	883	1,825	237	2,945	(4,067)	(484)	0	(4,551)	(1,606)	2,323	717
NGF	116	0	491	607	0	0	(714)	(714)	(107)	0	(107)
RBC	9	0	0	9	(47)	0	0	(47)	(38)	0	(38)
RYL	371	0	0	371	(1,267)	0	0	(1,267)	(896)	622	(274)
SCX	1,280	0	63	1,343	(659)	0	0	(659)	684	(670)	14
SOG	12	0	0	12	(933)	0	0	(933)	(921)	933	12
SSB	2,778	0	0	2,778	(4,124)	0	0	(4,124)	(1,346)	1,089	(257)
TOR	181	0	0	181	(2,031)	0	0	(2,031)	(1,850)	1,021	(829)
UAG	1,012	0	0	1,012	(666)	(7)	(18)	(691)	321	(410)	(89)

Total Over the Counter	$24,979	$2,791	$14,593	$42,363	$(44,537)	$(846)	$(8,794)	$(54,177)

(n)

Securities with an aggregate market value of $15,556 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

52	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$24	$0	$0	$4,028	$4,052

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,979	$0	$24,979
Purchased Options	0	0	0	2,791	0	2,791
Swap Agreements	0	142	0	1,166	13,285	14,593

	$0	$142	$0	$28,936	$13,285	$42,363

	$0	$166	$0	$28,936	$17,313	$46,415

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$4,914	$4,914

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$44,537	$0	$44,537
Written Options	0	0	0	846	0	846
Swap Agreements	0	177	0	1,633	6,984	8,794

	$0	$177	$0	$47,016	$6,984	$54,177

	$0	$177	$0	$47,016	$11,898	$59,091

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$32	$0	$0	$(999)	$(967)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,277)	$0	$(6,277)
Purchased Options	0	0	0	(1,462)	0	(1,462)
Written Options	0	44	0	562	0	606
Swap Agreements	0	877	0	1,154	2,554	4,585

	$0	$921	$0	$(6,023)	$2,554	$(2,548)

	$0	$953	$0	$(6,023)	$1,555	$(3,515)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	53

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$24	$0	$0	$(385)	$(361)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,954)	$0	$(7,954)
Purchased Options	0	0	0	(891)	0	(891)
Written Options	0	(36)	0	2,085	0	2,049
Swap Agreements	0	(1,115)	0	653	(5,096)	(5,558)

	$0	$(1,151)	$0	$(6,107)	$(5,096)	$(12,354)

	$0	$(1,127)	$0	$(6,107)	$(5,481)	$(12,715)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$3,913	$0	$3,913
Brazil
Corporate Bonds & Notes	0	18,216	6,264	24,480
Sovereign Issues	0	136,379	0	136,379
Cayman Islands
Asset-Backed Securities	0	14,596	1,059	15,655
Corporate Bonds & Notes	0	17,327	0	17,327
Chile
Sovereign Issues	0	60,326	0	60,326
China
Sovereign Issues	0	300,604	0	300,604
Colombia
Corporate Bonds & Notes	0	10,761	0	10,761
Sovereign Issues	0	95,086	0	95,086
Czech Republic
Sovereign Issues	0	43,936	0	43,936
Dominican Republic
Sovereign Issues	0	13,208	0	13,208
Egypt
Sovereign Issues	0	20,671	0	20,671
France
Corporate Bonds & Notes	0	0	1,498	1,498
Germany
Corporate Bonds & Notes	0	0	47,541	47,541
Ghana
Sovereign Issues	0	6,605	0	6,605
Hong Kong
Corporate Bonds & Notes	0	395	0	395
Hungary
Sovereign Issues	0	27,000	0	27,000
India
Corporate Bonds & Notes	0	11,919	0	11,919
Indonesia
Sovereign Issues	0	22,411	0	22,411

54	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Ireland
Asset-Backed Securities	$0	$929	$0	$929
Israel
Sovereign Issues	0	31,209	0	31,209
Italy
Corporate Bonds & Notes	0	4,300	0	4,300
Ivory Coast
Loan Participations and Assignments	0	0	8,582	8,582
Kazakhstan
Corporate Bonds & Notes	0	7,525	0	7,525
Luxembourg
Corporate Bonds & Notes	0	1,564	0	1,564
Malaysia
Sovereign Issues	0	160,434	0	160,434
Mexico
Corporate Bonds & Notes	0	0	117	117
Sovereign Issues	0	62,788	0	62,788
Netherlands
Corporate Bonds & Notes	0	5,061	0	5,061
Loan Participations and Assignments	0	783	0	783
Nigeria
Loan Participations and Assignments	0	7,947	0	7,947
Sovereign Issues	0	3,078	0	3,078
Peru
Corporate Bonds & Notes	0	4,591	0	4,591
Sovereign Issues	0	66,038	0	66,038
Philippines
Sovereign Issues	0	10,641	0	10,641
Poland
Sovereign Issues	0	29,391	0	29,391
Qatar
Corporate Bonds & Notes	0	0	148	148
Romania
Sovereign Issues	0	63,899	0	63,899
Russia
Sovereign Issues	0	147,617	0	147,617
Serbia
Sovereign Issues	0	3,703	0	3,703
Singapore
Corporate Bonds & Notes	0	11,364	0	11,364
Sovereign Issues	0	47,685	0	47,685
South Africa
Corporate Bonds & Notes	0	11,467	0	11,467
Loan Participations and Assignments	0	0	6,629	6,629
Sovereign Issues	0	194,608	0	194,608
South Korea
Sovereign Issues	0	37	0	37
Supranational
Corporate Bonds & Notes	0	1,890	0	1,890
Tanzania
Loan Participations and Assignments	0	0	6,868	6,868
Thailand
Sovereign Issues	0	87,799	0	87,799
Turkey
Corporate Bonds & Notes	0	203	0	203
Loan Participations and Assignments	0	0	8,435	8,435
Sovereign Issues	0	20,148	0	20,148
Uganda
Sovereign Issues	0	1,693	0	1,693

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	55

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Ukraine
Sovereign Issues	$0	$11,467	$0	$11,467
United Kingdom
Corporate Bonds & Notes	0	17,947	0	17,947
Non-Agency Mortgage-Backed Securities	0	255	0	255
United States
Asset-Backed Securities	0	26,696	0	26,696
Corporate Bonds & Notes	0	83,431	0	83,431
Non-Agency Mortgage-Backed Securities	0	27,299	0	27,299
U.S. Government Agencies	0	50	0	50
Zambia
Sovereign Issues	0	7,906	0	7,906
Short-Term Instruments
Repurchase Agreements	0	17,288	0	17,288
Israel Treasury Bills	0	22,701	0	22,701
U.S. Treasury Bills	0	17,276	0	17,276
Zambia Treasury Bills	0	102	0	102
	$0	$2,024,163	$87,141	$2,111,304

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$68,595	$0	$0	$68,595
Total Investments	$68,595	$2,024,163	$87,141	$2,179,899

Short Sales, at Value - Liabilities
Thailand
Sovereign Issues	$0	$(6,973)	$0	$(6,973)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	4,052	0	4,052
Over the counter	0	42,363	0	42,363
	$0	$46,415	$0	$46,415

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4,914)	0	(4,914)
Over the counter	0	(54,146)	(31)	(54,177)
	$0	$(59,060)	$(31)	$(59,091)
Total Financial Derivative Instruments	$0	$(12,645)	$(31)	$(12,676)
Totals	$68,595	$2,004,545	$87,110	$2,160,250

56	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021(2)
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$1,638	$4,071	$0	$(45)	$0	$600	$0	$0	$6,264	$600
Cayman Islands
Asset-Backed Securities	3,181	0	(2,117)	2	1	(8)	0	0	1,059	(3)
France
Corporate Bonds & Notes	1,461	0	0	9	0	28	0	0	1,498	28
Germany
Corporate Bonds & Notes	45,876	0	0	(3)	0	1,668	0	0	47,541	1,668
Ivory Coast
Loan Participations and Assignments	8,616	0	0	0	0	(34)	0	0	8,582	(34)
Jersey, Channel Islands
Asset-Backed Securities	1,934	0	(1,939)	(3)	8	0	0	0	0	0
Mexico
Corporate Bonds & Notes	0	119	0	0	0	(2)	0	0	117	(2)
Nigeria
Loan Participations and Assignments	7,922	0	0	17	0	8	0	(7,947)	0	0
Qatar
Corporate Bonds & Notes	141	0	0	1	0	6	0	0	148	6
South Africa
Loan Participations and Assignments	29,903	1,262	(24,855)	111	0	208	0	0	6,629	262
Tanzania
Loan Participations and Assignments	0	6,893	0	1	0	(26)	0	0	6,868	(26)
Turkey
Loan Participations and Assignments	0	8,557	0	0	0	(122)	0	0	8,435	(122)

	$100,672	$20,902	$(28,911)	$90	$9	$2,326	$0	$(7,947)	$87,141	$2,377

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(36)	$0	$0	$5	$0	$0	$(31)	$0

Totals	$100,672	$20,902	$(28,947)	$90	$9	$2,331	$0	$(7,947)	$87,110	$2,377

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	57

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

(Unaudited)

September 30, 2021

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs		Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Corporate Bonds & Notes	$4,407	Indicative Market Quotation	Broker Quote	BRL	53.600	—
	1,857	Other Valuation Techniques	—		—	—
Cayman Islands
Asset-Backed Securities	1,059	Other Valuation Techniques(3)	—		—	—
France
Corporate Bonds & Notes	1,498	Other Valuation Techniques(3)	—		—	—
Germany
Corporate Bonds & Notes	47,541	Reference Instrument	Yield	%	6.000	—
Ivory Coast
Loan Participations and Assignments	4,019	Proxy Pricing	Base Price		99.728	—
	4,563	Third Party Vendor	Broker Quote		101.000	—
Mexico
Corporate Bonds & Notes	117	Proxy Pricing	Base Price	MXN	3.091	—
Qatar
Corporate Bonds & Notes	148	Other Valuation Techniques(3)	—		—	—
South Africa
Loan Participations and Assignments	6,629	Reference Instrument	Yield	%	5.428	—
Tanzania
Loan Participations and Assignments	6,868	Third Party Vendor	Broker Quote		100.500	—
Turkey
Loan Participations and Assignments	8,435	Third Party Vendor	Broker Quote		99.750	—

Financial Derivative Instruments - Liabilities
Over the counter	(31)	Indicative Market Quotation	Broker Quote		(5.349)-(0.851)	(4.403)

Total	$87,110

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

58	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO Emerging Markets Local Currency and Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

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Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

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Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed

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Notes to Financial Statements (Cont.)

by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic

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and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in

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Notes to Financial Statements (Cont.)

turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

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methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use

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inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the reference instrument.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt

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Notes to Financial Statements (Cont.)

instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$29,790	$134	$0	$0	$(53)	$29,871	$134	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$15,102	$694,631	$(671,001)	$(14)	$6	$38,724	$31	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or

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receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities

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provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations   (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities

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usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

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The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short

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sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended September 30, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

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Notes to Financial Statements (Cont.)

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  (“Barrier Options”) are options, which may be written or purchased, with non-standard payout structures or other features Barrier Options are generally traded OTC. The Fund may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option

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expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(c) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may

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value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable

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obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared

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Notes to Financial Statements (Cont.)

to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying

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referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks.

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Notes to Financial Statements (Cont.)

High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests

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exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

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Notes to Financial Statements (Cont.)

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for

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issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general

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obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.45%	0.45%	0.55%	0.65%(1)	0.60%	0.60%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C

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Notes to Financial Statements (Cont.)

shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2021, the Distributor retained $2,356,447 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

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In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, the amount was $3,259.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$66,752	$15,277

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure

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Notes to Financial Statements (Cont.)

under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$0	$0	$1,324,119	$721,032

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	107,421	$697,020	92,546	$594,736

I-2	4,459	29,187	10,310	68,307

I-3	1,553	10,069	1,057	6,937

Class A	1,892	12,393	1,867	12,378

Class C	93	612	80	549

Issued as reinvestment of distributions

Institutional Class	4,077	26,605	9,030	58,877

I-2	319	2,087	579	3,786

I-3	46	300	68	444

Class A	135	880	233	1,521

Class C	7	47	33	213

Cost of shares redeemed

Institutional Class	(33,212)	(215,827)	(135,202)	(869,558)

I-2	(2,986)	(19,566)	(7,833)	(51,237)

I-3	(767)	(5,031)	(1,089)	(6,520)

Class A	(964)	(6,285)	(1,815)	(11,697)

Class C	(93)	(611)	(951)	(6,298)

Net increase (decrease) resulting from Fund share transactions	81,980	$531,880	(31,087)	$(197,562)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2021, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 42% of the Fund. The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

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Notes to Financial Statements (Cont.)

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September 30, 2021

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$83,714	$123,857

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$2,278,022	$208,693	$(311,830)	$(103,137)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

90	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JML	JP Morgan Securities Plc
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MEI	Merrill Lynch International
BSH	Banco Santander S.A. - New York Branch	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CIB	Canadian Imperial Bank of Commerce	NGF	Nomura Global Financial Products, Inc.
CKL	Citibank N.A. London	RBC	Royal Bank of Canada
DBL	Deutsche Bank AG London	RYL	NatWest Markets Plc
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FBF	Credit Suisse International	SOG	Societe Generale Paris
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GST	Goldman Sachs International	TOR	The Toronto-Dominion Bank
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
IND	Crédit Agricole Corporate and Investment Bank S.A.

Currency Abbreviations:
AUD	Australian Dollar	KZT	Kazakhstani Tenge
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CLP	Chilean Peso	PEN	Peruvian New Sol
CNH	Chinese Renminbi (Offshore)	PHP	Philippine Peso
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
COP	Colombian Peso	RON	Romanian New Leu
CZK	Czech Koruna	RUB	Russian Ruble
DOP	Dominican Peso	RSD	Serbian Dinar
EGP	Egyptian Pound	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
GHS	Ghanaian Cedi	TRY	Turkish New Lira
HKD	Hong Kong Dollar	TWD	Taiwanese Dollar
HUF	Hungarian Forint	UAH	Ukrainian Hryvnia
IDR	Indonesian Rupiah	UGX	Ugandan Shilling
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	UYU	Uruguayan Peso
JPY	Japanese Yen	VND	Vietnamese Dong
KES	Kenyan Schilling	ZAR	South African Rand
KRW	South Korean Won	ZMW	Zambian Kwacha

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BZDIOVRA	Brazil Interbank Deposit Rate	SIBCSORA	Singapore Overnight Rate Average
CNREPOFIX	China Fixing Repo Rates 7-Day	US0003M	ICE 3-Month USD LIBOR
EUR003M	3 Month EUR Swap Rate	US0006M	ICE 6-Month USD LIBOR
IBR	Indicador Bancario de Referencia	WIBOR03M	3 Month Warsaw Inter Bank Offering Rate
LIBOR03M	3 Month USD-LIBOR

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Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ALT	Alternate Loan Trust	MIBOR	Mumbai Interbank Offered Rate
ATM	At-the-money	OIS	Overnight Index Swap
BBR	Bank Bill Rate	PIK	Payment-in-Kind
CDI	Brazil Interbank Deposit Rate	PRIBOR	Prague Interbank Offered Rate
CHILIBOR	Chile Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
D&O	Down and Out Barrier Option	TBD	To-Be-Determined
JIBAR	Johannesburg Interbank Agreed Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
JSC	Joint Stock Company	TELBOR	Tel Aviv Inter-Bank Offered Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
KORIBOR	Korea Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

92	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

At a meeting held on August 24-25, 2021, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2022. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2022. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC (d/b/a Gurtin Municipal Bond Management (“Gurtin”)), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2022 (collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2022.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 24-25, 2021 meeting. The Independent Trustees also met via video conference with Counsel on July 15, 2021 and August 3, 2021, and conducted a video conference meeting on August 6, 2021 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the impact of the launch of portfolios of the PIMCO Funds Private Account Portfolio Series on certain of the Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

94	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including completion of the build-out of a new data center; funding projects and initiatives in support of the Funds; investing in trading and technology infrastructure; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; development of a global tax management application that enables investment professionals to access foreign market and security tax information on a real-time basis; enhancing PIMCO’s oversight over certain of the Funds’ service providers, including with respect to a service provider’s review of certain financial reporting procedures and the use of proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to improve user interface efficiency and experience; implementing a contingent NAV process; advocating in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; launching an internal process to seek to automate a number of operational processes; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates and Gurtin under the applicable Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 and other performance data, as available, over short- and long-term periods ended June 30, 2021 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to

96	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2021. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs

98	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

100	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	101

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4011SAR_093021

PIMCO FUNDS

Semiannual Report

September 30, 2021

PIMCO High Yield Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank, if you do not already.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”). Looking back, first-quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.3% and 6.7% during the second quarter of 2021. The Commerce Department’s initial estimate for third-quarter annualized GDP growth was 2.0%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion per month of Treasury securities and $40 billion per month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed moved up its forecast for the first set of rate hikes. As of the date of this letter, the central bank expects two interest rate increases by the end of 2023. In its March 2021 projections, the Fed anticipated no increases until at least 2024. In addition, Fed Chair Jerome Powell maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” Finally, at its September 2021 meeting, the Fed said, “If [economic] progress continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted.”

Economies outside the U.S. also continued to be affected by COVID-19. In its October 2021 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the Eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.3%, -9.8% and -4.6%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low and continued its asset purchase program. In July 2021, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium

2	PIMCO HIGH YIELD FUND

term, versus its previous target for inflation that was below but close to 2%. Finally, at its meeting in September 2021, the ECB left its main interest rates unchanged but dialed down “moderately” its pace of asset purchases in the fourth quarter of 2021. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond-buying program. In June 2021, the Bank of England said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19 relief program by at least six months.

Short-term U.S. Treasury yields moved higher, whereas long-term yields declined during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.71%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 2.17%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generally produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.38%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.38%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.32%.

Despite periods of volatility, global equities, in aggregate, produced solid results. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.18%, partially fueled by strong investor demand. Global equities, as represented by the MSCI World Index, returned 7.74%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), gained 1.63% and European equities, as represented by the MSCI Europe Index (in EUR), returned 7.25%.

Commodity prices were volatile, but produced positive results. When the reporting period began, Brent crude oil was approximately $63 a barrel. Brent crude oil ended the reporting period at roughly $79 a barrel. We believe that a driver of the increase in oil price is stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, and several geopolitical events. The U.S. dollar strengthened against

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	3

Chairman’s Letter (Cont)

several major currencies. For example, the U.S. dollar returned 1.28%, 2.24% and 0.51% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO HIGH YIELD FUND

Important Information About the PIMCO High Yield Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	5

Important Information About the PIMCO High Yield Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification.

6	PIMCO HIGH YIELD FUND

Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO High Yield Fund	12/15/92	12/15/92	04/30/08	04/27/18	01/16/95	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	7

Important Information About the PIMCO High Yield Fund (Cont.)

of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

8	PIMCO HIGH YIELD FUND

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SEMIANNUAL REPORT	SEPTEMBER 30, 2021	9

PIMCO High Yield Fund

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	3.28%	8.97%	5.72%	6.75%	7.50%
PIMCO High Yield Fund I-2	3.23%	8.87%	5.61%	6.64%	7.39%
PIMCO High Yield Fund I-3	3.20%	8.81%	5.56%	6.59%	7.30%
PIMCO High Yield Fund Administrative Class	3.15%	8.71%	5.46%	6.48%	7.23%
PIMCO High Yield Fund Class A	3.10%	8.60%	5.35%	6.38%	7.09%
PIMCO High Yield Fund Class A (adjusted)	(0.77)%	4.52%	4.55%	5.97%	6.92%
PIMCO High Yield Fund Class C	2.72%	7.78%	4.57%	5.59%	6.30%
PIMCO High Yield Fund Class C (adjusted)	1.72%	6.78%	4.57%	5.59%	6.30%
PIMCO High Yield Fund Class R	2.97%	8.32%	5.09%	6.11%	6.82%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index	3.53%	9.76%	6.15%	7.08%	7.26%♦
Lipper High Yield Funds Average	3.36%	10.91%	5.63%	6.36%	6.77%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 12/31/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.56% for the Institutional Class shares, 0.66% for I-2 shares, 0.76% for I-3 shares, 0.81% for Administrative Class shares, 0.91% for Class A shares, 1.66% for Class C shares and 1.16% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO HIGH YIELD FUND

Institutional Class - PHIYX	I-2 - PHLPX	I-3 - PHNNX	Administrative Class - PHYAX
Class A - PHDAX	Class C - PHDCX	Class R - PHYRX

Allocation Breakdown as of September 30, 2021†§

Corporate Bonds & Notes	85.8%
Short-Term Instruments‡	8.8%
Loan Participations and Assignments	5.0%
Other	0.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in high-yield investments (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. High yield investments include securities(i) rated below investment grade by each of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index. The Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the energy sector contributed to performance, as the Fund avoided energy positions that underperformed the broader sector.

»	Security selection in the media entertainment and publishing sector contributed to performance, as the Fund’s media entertainment and publishing positions outperformed the broader sector.

»	Security selection in the gaming and lodging sector contributed to performance, as the Fund’s gaming and lodging positions outperformed the broader sector.
»	Underweight exposure to the energy sector detracted from performance, as the sector outperformed the broader market.

»	Overweight exposure to the healthcare sector detracted from performance, as the sector underperformed the broader market.

»	Security selection in the utilities sector detracted from performance, as the Fund was underweight select utilities that outperformed the broader sector.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	11

Expense Example PIMCO High Yield Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2021 to September 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,032.80	$2.85	$1,000.00	$1,022.26	$2.84	0.56%
I-2	1,000.00	1,032.30	3.36	1,000.00	1,021.76	3.35	0.66
I-3	1,000.00	1,032.00	3.62	1,000.00	1,021.51	3.60	0.71
Administrative Class	1,000.00	1,031.50	4.13	1,000.00	1,021.01	4.10	0.81
Class A	1,000.00	1,031.00	4.63	1,000.00	1,020.51	4.61	0.91
Class C	1,000.00	1,027.20	8.44	1,000.00	1,016.75	8.39	1.66
Class R	1,000.00	1,029.70	5.90	1,000.00	1,019.25	5.87	1.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO HIGH YIELD FUND

Benchmark Descriptions

Index*	Benchmark Description

ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index	ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index launched on 12/31/1996. The index performance shown prior to that date is calculated using the ICE BofAML U.S. High Yield, Cash Pay BB-B Rated Index, which was the Fund’s primary benchmark index from the Fund’s inception until 12/31/1996.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	13

Financial Highlights PIMCO High Yield Fund

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2021 - 09/30/2021+	$8.99	$0.19	$0.10	$0.29	$(0.20)	$0.00	$0.00	$(0.20)

03/31/2021	7.94	0.38	1.07	1.45	(0.40)	0.00	0.00	(0.40)

03/31/2020	8.78	0.44	(0.83)	(0.39)	(0.44)	0.00	(0.01)	(0.45)

03/31/2019	8.72	0.46	0.07	0.53	(0.47)	0.00	0.00	(0.47)

03/31/2018	8.90	0.43	(0.15)	0.28	(0.44)	0.00	(0.02)	(0.46)

03/31/2017	8.37	0.46	0.55	1.01	(0.48)	0.00	0.00	(0.48)

I-2

04/01/2021 - 09/30/2021+	8.99	0.18	0.11	0.29	(0.20)	0.00	0.00	(0.20)

03/31/2021	7.94	0.37	1.07	1.44	(0.39)	0.00	0.00	(0.39)

03/31/2020	8.78	0.43	(0.83)	(0.40)	(0.43)	0.00	(0.01)	(0.44)

03/31/2019	8.72	0.45	0.07	0.52	(0.46)	0.00	0.00	(0.46)

03/31/2018	8.90	0.43	(0.16)	0.27	(0.43)	0.00	(0.02)	(0.45)

03/31/2017	8.37	0.45	0.55	1.00	(0.47)	0.00	0.00	(0.47)

I-3

04/01/2021 - 09/30/2021+	8.99	0.18	0.11	0.29	(0.20)	0.00	0.00	(0.20)

03/31/2021	7.94	0.36	1.08	1.44	(0.39)	0.00	0.00	(0.39)

03/31/2020	8.78	0.42	(0.82)	(0.40)	(0.43)	0.00	(0.01)	(0.44)

04/27/2018 - 03/31/2019	8.73	0.42	0.05	0.47	(0.42)	0.00	0.00	(0.42)

Administrative Class

04/01/2021 - 09/30/2021+	8.99	0.18	0.10	0.28	(0.19)	0.00	0.00	(0.19)

03/31/2021	7.94	0.36	1.07	1.43	(0.38)	0.00	0.00	(0.38)

03/31/2020	8.78	0.42	(0.83)	(0.41)	(0.42)	0.00	(0.01)	(0.43)

03/31/2019	8.72	0.43	0.08	0.51	(0.45)	0.00	0.00	(0.45)

03/31/2018	8.90	0.41	(0.16)	0.25	(0.41)	0.00	(0.02)	(0.43)

03/31/2017	8.37	0.44	0.55	0.99	(0.46)	0.00	0.00	(0.46)

14	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.08	3.28%	$9,428,399	0.56	%*	0.56	%*	0.55	%*	0.55	%*	4.11	%*	19%

8.99	18.49	9,472,559	0.56		0.56		0.55		0.55		4.30		29

7.94	(4.86)	6,130,559	0.57		0.57		0.55		0.55		4.94		34

8.78	6.27	6,741,939	0.59		0.59		0.55		0.55		5.30		21

8.72	3.07	6,133,889	0.57		0.57		0.55		0.55		4.84		25

8.90	12.30	8,595,555	0.56		0.56		0.55		0.55		5.26		31

9.08	3.23	542,091	0.66	*	0.66	*	0.65	*	0.65	*	4.01	*	19

8.99	18.37	482,815	0.66		0.66		0.65		0.65		4.21		29

7.94	(4.95)	317,936	0.67		0.67		0.65		0.65		4.84		34

8.78	6.16	355,451	0.69		0.69		0.65		0.65		5.20		21

8.72	2.97	354,057	0.67		0.67		0.65		0.65		4.75		25

8.90	12.19	453,711	0.66		0.66		0.65		0.65		5.19		31

9.08	3.20	56,866	0.71	*	0.76	*	0.70	*	0.75	*	3.96	*	19

8.99	18.31	50,922	0.71		0.76		0.70		0.75		4.08		29

7.94	(5.00)	9,015	0.72		0.77		0.70		0.75		4.81		34

8.78	5.57	3,991	0.74	*	0.79	*	0.70	*	0.75	*	5.21	*	21

9.08	3.15	451,906	0.81	*	0.81	*	0.80	*	0.80	*	3.86	*	19

8.99	18.20	393,891	0.81		0.81		0.80		0.80		4.05		29

7.94	(5.08)	281,004	0.82		0.82		0.80		0.80		4.69		34

8.78	6.00	449,135	0.84		0.84		0.80		0.80		5.03		21

8.72	2.82	558,261	0.82		0.82		0.80		0.80		4.63		25

8.90	12.02	371,840	0.81		0.81		0.80		0.80		5.02		31

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	15

Financial Highlights PIMCO High Yield Fund (Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class A

04/01/2021 - 09/30/2021+	$8.99	$0.17	$0.11	$0.28	$(0.19)	$0.00	$0.00	$(0.19)

03/31/2021	7.94	0.35	1.07	1.42	(0.37)	0.00	0.00	(0.37)

03/31/2020	8.78	0.41	(0.83)	(0.42)	(0.41)	0.00	(0.01)	(0.42)

03/31/2019	8.72	0.43	0.07	0.50	(0.44)	0.00	0.00	(0.44)

03/31/2018	8.90	0.41	(0.17)	0.24	(0.40)	0.00	(0.02)	(0.42)

03/31/2017	8.37	0.43	0.55	0.98	(0.45)	0.00	0.00	(0.45)

Class C

04/01/2021 - 09/30/2021+	8.99	0.14	0.10	0.24	(0.15)	0.00	0.00	(0.15)

03/31/2021	7.94	0.28	1.07	1.35	(0.30)	0.00	0.00	(0.30)

03/31/2020	8.78	0.34	(0.83)	(0.49)	(0.34)	0.00	(0.01)	(0.35)

03/31/2019	8.72	0.36	0.07	0.43	(0.37)	0.00	0.00	(0.37)

03/31/2018	8.90	0.33	(0.15)	0.18	(0.34)	0.00	(0.02)	(0.36)

03/31/2017	8.37	0.37	0.54	0.91	(0.38)	0.00	0.00	(0.38)

Class R

04/01/2021 - 09/30/2021+	8.99	0.16	0.11	0.27	(0.18)	0.00	0.00	(0.18)

03/31/2021	7.94	0.33	1.07	1.40	(0.35)	0.00	0.00	(0.35)

03/31/2020	8.78	0.38	(0.82)	(0.44)	(0.39)	0.00	(0.01)	(0.40)

03/31/2019	8.72	0.41	0.07	0.48	(0.42)	0.00	0.00	(0.42)

03/31/2018	8.90	0.38	(0.16)	0.22	(0.38)	0.00	(0.02)	(0.40)

03/31/2017	8.37	0.41	0.55	0.96	(0.43)	0.00	0.00	(0.43)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.08	3.10%	$683,755	0.91	%*	0.91	%*	0.90	%*	0.90	%*	3.76	%*	19%

8.99	18.08	666,590	0.91		0.91		0.90		0.90		3.98		29

7.94	(5.19)	579,375	0.92		0.92		0.90		0.90		4.59		34

8.78	5.90	710,419	0.94		0.94		0.90		0.90		4.95		21

8.72	2.72	806,919	0.92		0.92		0.90		0.90		4.53		25

8.90	11.91	560,870	0.91		0.91		0.90		0.90		4.92		31

9.08	2.72	32,102	1.66	*	1.66	*	1.65	*	1.65	*	3.01	*	19

8.99	17.20	35,990	1.66		1.66		1.65		1.65		3.25		29

7.94	(5.90)	64,260	1.67		1.67		1.65		1.65		3.85		34

8.78	5.11	106,785	1.69		1.69		1.65		1.65		4.20		21

8.72	1.95	141,943	1.67		1.67		1.65		1.65		3.74		25

8.90	11.08	316,646	1.66		1.66		1.65		1.65		4.17		31

9.08	2.97	37,555	1.16	*	1.16	*	1.15	*	1.15	*	3.51	*	19

8.99	17.79	36,138	1.16		1.16		1.15		1.15		3.71		29

7.94	(5.42)	27,183	1.17		1.17		1.15		1.15		4.34		34

8.78	5.64	31,064	1.19		1.19		1.15		1.15		4.70		21

8.72	2.46	31,988	1.17		1.17		1.15		1.15		4.27		25

8.90	11.63	33,473	1.16		1.16		1.15		1.15		4.67		31

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	17

Statement of Assets and Liabilities PIMCO High Yield Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$10,384,244
Investments in Affiliates	1,006,936

Financial Derivative Instruments
Over the counter	1,673
Cash	24,896
Deposits with counterparty	69,002
Foreign currency, at value	115
Receivable for investments sold	13,906
Receivable for Fund shares sold	7,252
Interest and/or dividends receivable	125,883
Dividends receivable from Affiliates	158
Reimbursement receivable from PIMCO	3
Prepaid expenses	354
Other assets	1

Total Assets	11,634,423

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$112,958

Financial Derivative Instruments
Exchange-traded or centrally cleared	847
Over the counter	1,227
Payable for investments purchased	256,762
Payable for investments in Affiliates purchased	158
Deposits from counterparty	1,630
Payable for Fund shares redeemed	16,517
Distributions payable	5,934
Accrued investment advisory fees	2,328
Accrued supervisory and administrative fees	2,910
Accrued distribution fees	125
Accrued servicing fees	156
Other liabilities	197

Total Liabilities	401,749

Net Assets	$11,232,674

Net Assets Consist of:

Paid in capital	$10,699,273
Distributable earnings (accumulated loss)	533,401

Net Assets	$11,232,674

Cost of investments in securities	$9,941,334
Cost of investments in Affiliates	$1,004,345
Cost of foreign currency held	$118
Cost or premiums of financial derivative instruments, net	$82,066

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO HIGH YIELD FUND	See Accompanying Notes

September 30, 2021 (Unaudited)

Net Assets:

Institutional Class	$9,428,399
I-2	542,091
I-3	56,866
Administrative Class	451,906
Class A	683,755
Class C	32,102
Class R	37,555

Shares Issued and Outstanding:

Institutional Class	1,038,854
I-2	59,729
I-3	6,266
Administrative Class	49,792
Class A	75,339
Class C	3,537
Class R	4,138

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.08
I-2	9.08
I-3	9.08
Administrative Class	9.08
Class A	9.08
Class C	9.08
Class R	9.08

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	19

Statement of Operations PIMCO High Yield Fund

Six Months Ended September 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$260,087
Dividends from Investments in Affiliates	911
Total Income	260,998

Expenses:

Investment advisory fees	13,963
Supervisory and administrative fees	17,448
Distribution and/or servicing fees - Administrative Class	561
Distribution fees - Class C	126
Distribution fees - Class R	46
Servicing fees - Class A	852
Servicing fees - Class C	42
Servicing fees - Class R	46
Trustee fees	27
Interest expense	728
Total Expenses	33,839
Waiver and/or Reimbursement by PIMCO	(14)
Net Expenses	33,825

Net Investment Income (Loss)	227,173

Net Realized Gain (Loss):

Investments in securities	96,354
Investments in Affiliates	342
Exchange-traded or centrally cleared financial derivative instruments	32,371
Over the counter financial derivative instruments	17,059
Short sales	44
Foreign currency	479

Net Realized Gain (Loss)	146,649

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(5,053)
Investments in Affiliates	(192)
Exchange-traded or centrally cleared financial derivative instruments	(13,646)
Over the counter financial derivative instruments	(6,366)
Foreign currency assets and liabilities	164

Net Change in Unrealized Appreciation (Depreciation)	(25,093)

Net Increase (Decrease) in Net Assets Resulting from Operations	$348,729

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO HIGH YIELD FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO High Yield Fund

(Amounts in thousands†)	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$227,173	$466,038
Net realized gain (loss)	146,649	73,191
Net change in unrealized appreciation (depreciation)	(25,093)	1,143,139

Net Increase (Decrease) in Net Assets Resulting from Operations	348,729	1,682,368

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(209,632)	(425,151)
I-2	(11,382)	(18,809)
I-3	(1,193)	(1,436)
Administrative Class	(9,473)	(15,335)
Class A	(14,028)	(27,272)
Class C	(564)	(1,966)
Class R	(710)	(1,366)

Total Distributions(a)	(246,982)	(491,335)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(7,978)	2,538,540

Total Increase (Decrease) in Net Assets	93,769	3,729,573

Net Assets:

Beginning of period	11,138,905	7,409,332
End of period	$11,232,674	$11,138,905

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	21

Schedule of Investments PIMCO High Yield Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 5.1%

American Builders & Contractors Supply Co., Inc.
2.084% (LIBOR03M + 2.000%) due 01/15/2027 ~	$8,918	$8,872

AP Core Holdings, LLC
6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~	15,350	15,407

APi Group DE, Inc.
2.584% (LIBOR03M + 2.500%) due 10/01/2026 ~	10,023	9,983

Athenahealth, Inc.
4.377% (LIBOR03M + 4.250%) due 02/11/2026 ~	5,970	5,994

Brand Energy & Infrastructure Services, Inc.
5.250% (LIBOR03M + 4.250%) due 06/21/2024 ~	14,656	14,560

Caesars Resort Collection LLC
2.834% (LIBOR03M + 2.750%) due 12/23/2024 ~	7,830	7,793

CommScope, Inc.
3.334% (LIBOR03M + 3.250%) due 04/06/2026 ~	9,608	9,573

Da Vinci Purchaser Corp.
5.000% (LIBOR03M + 4.000%) due 01/08/2027 ~	10,890	10,944

Diamond Sports Group LLC
3.340% (LIBOR03M + 3.250%) due 08/24/2026 ~	7,350	4,615

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 07/22/2027 ~	10,000	10,020

Dun & Bradstreet Corp.
3.336% (LIBOR03M + 3.250%) due 02/06/2026 ~	13,988	13,989

Emerald TopCo, Inc.
3.584% (LIBOR03M + 3.500%) due 07/24/2026 ~	6,042	6,011

Endure Digital, Inc.
4.250% (LIBOR03M + 3.500%) due 02/10/2028 ~	12,600	12,545

Envision Healthcare Corp.
3.834% (LIBOR03M + 3.750%) due 10/10/2025 ~	19,499	17,403

Getty Images, Inc.
4.625% (LIBOR03M + 4.500%) due 02/19/2026 ~	16,527	16,548

H Food Holdings LLC
6.000% (LIBOR03M + 5.000%) due 05/23/2025 ~	1,980	1,986

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Innophos, Inc.
3.834% (LIBOR03M + 3.750%) due 02/07/2027 ~	$2,167	$2,170

IRB Holding Corp.
4.250% (LIBOR03M + 3.250%) due 12/15/2027 ~	13,796	13,839

LBM Acquisition LLC
4.500% (LIBOR03M + 3.750%) due 12/17/2027 ~	12,526	12,432

Madison IAQ LLC
3.750% (LIBOR03M + 3.250%) due 06/21/2028 ~	5,675	5,674

Medline Industries, Inc.
TBD% due 08/04/2022 «	53,750	53,085

Nascar Holdings, Inc.
2.584% (LIBOR03M + 2.500%) due 10/19/2026 ~	5,145	5,148

Ortho-Clinical Diagnostics S.A.
3.083% (LIBOR03M + 3.000%) due 06/30/2025 ~	11,574	11,576

Parexel International Corp.
TBD% due 08/11/2028	30,100	30,142
2.834% (LIBOR03M + 2.750%) due 09/27/2024 ~	46,240	46,220

RegionalCare Hospital Partners Holdings, Inc.
3.835% (LIBOR03M + 3.750%) due 11/16/2025 ~	16,679	16,672

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 «~	60,000	59,775

Starfruit Finco B.V
2.832% (LIBOR03M + 2.750%) due 10/01/2025 ~	9,630	9,578

Surgery Center Holdings, Inc.
4.500% (LIBOR03M + 3.750%) due 08/31/2026 ~	24,696	24,766

Team Health Holdings, Inc.
3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~	51,905	50,755

TransDigm, Inc.
2.334% (LIBOR03M + 2.250%) due 12/09/2025 ~	15,187	15,013

U.S. Renal Care, Inc.
5.084% (LIBOR03M + 5.000%) due 06/26/2026 ~	29,952	29,938

Welbilt, Inc.
2.584% (LIBOR03M + 2.500%) due 10/23/2025 ~	11,042	11,032

WOOF Holdings, Inc.
4.500% (LIBOR03M + 3.750%) due 12/21/2027 ~	7,562	7,583

Total Loan Participations and Assignments (Cost $569,349)		571,641

22	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 87.0%

BANKING & FINANCE 9.5%

Acrisure LLC
4.250% due 02/15/2029	$15,000	$14,851
6.000% due 08/01/2029	8,250	8,156

Allied Universal Holdco LLC
4.625% due 06/01/2028	16,750	16,734
6.000% due 06/01/2029	10,000	9,881
6.625% due 07/15/2026	15,000	15,878

Ally Financial, Inc.
8.000% due 11/01/2031	21,011	30,197

AmWINS Group, Inc.
4.875% due 06/30/2029	11,750	11,930

CIT Group, Inc.
5.000% due 08/15/2022	10,000	10,363
5.000% due 08/01/2023	15,000	16,050

Coinbase Global, Inc.
3.375% due 10/01/2028	5,750	5,532
3.625% due 10/01/2031	4,750	4,521

Credit Acceptance Corp.
5.125% due 12/31/2024	10,000	10,313

Credit Suisse Group AG
6.250% due 12/18/2024 •(f)(g)	10,000	10,801
7.250% due 09/12/2025 •(f)(g)	2,000	2,217
7.500% due 07/17/2023 •(f)(g)	4,750	5,091

CTR Partnership LP
3.875% due 06/30/2028	10,000	10,388

Curo Group Holdings Corp.
7.500% due 08/01/2028	17,500	17,701

Cushman & Wakefield U.S. Borrower LLC
6.750% due 05/15/2028	6,500	7,061

Enact Holdings, Inc.
6.500% due 08/15/2025	9,250	10,110

Ford Motor Credit Co. LLC
2.700% due 08/10/2026	15,000	15,049
2.900% due 02/16/2028	7,600	7,600
2.979% due 08/03/2022	8,750	8,856
3.087% due 01/09/2023	20,000	20,319
3.096% due 05/04/2023	22,579	22,974
3.370% due 11/17/2023	3,050	3,130
3.375% due 11/13/2025	10,000	10,288
3.664% due 09/08/2024	10,000	10,338
3.810% due 01/09/2024	3,000	3,101
4.000% due 11/13/2030	25,000	26,031
4.125% due 08/17/2027	19,500	20,704
4.134% due 08/04/2025	17,500	18,528
4.140% due 02/15/2023	7,500	7,698
4.250% due 09/20/2022	10,000	10,240
4.271% due 01/09/2027	8,000	8,523
4.389% due 01/08/2026	3,975	4,243
4.542% due 08/01/2026	5,000	5,398
5.113% due 05/03/2029	10,000	11,188

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 06/16/2025	$10,000	$10,875
5.584% due 03/18/2024	21,500	23,136
5.596% due 01/07/2022	7,000	7,092

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028	10,000	10,080
6.500% due 10/01/2025	16,750	17,263

Greystar Real Estate Partners LLC
5.750% due 12/01/2025	13,271	13,498

HAT Holdings LLC
3.375% due 06/15/2026	9,500	9,654
3.750% due 09/15/2030	11,750	11,888

Howard Hughes Corp.
4.125% due 02/01/2029	15,000	15,037
4.375% due 02/01/2031	10,000	10,072
5.375% due 08/01/2028	9,875	10,418

Icahn Enterprises LP
5.250% due 05/15/2027	10,000	10,388

Intesa Sanpaolo SpA
5.017% due 06/26/2024	10,000	10,800
5.710% due 01/15/2026	10,000	11,224
7.700% due 09/17/2025 •(f)(g)	5,000	5,662

iStar, Inc.
4.250% due 08/01/2025	5,000	5,200
4.750% due 10/01/2024	8,500	8,999

LFS Topco LLC
5.875% due 10/15/2026	7,000	7,219

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(f)(g)	25,000	28,000

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029	5,000	5,331
4.500% due 09/01/2026	8,000	8,710
5.625% due 05/01/2024	10,000	10,888
5.750% due 02/01/2027	7,625	8,778

Midcap Financial Issuer Trust
5.625% due 01/15/2030	6,000	5,951
6.500% due 05/01/2028	9,875	10,328

MPT Operating Partnership LP
3.500% due 03/15/2031	15,000	15,319

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030	8,250	8,279
5.500% due 08/15/2028	12,000	12,376

NCL Finance Ltd.
6.125% due 03/15/2028	4,000	4,157

OneMain Finance Corp.
3.500% due 01/15/2027	10,000	10,017
4.000% due 09/15/2030	8,500	8,468
5.375% due 11/15/2029	9,000	9,766
5.625% due 03/15/2023	10,875	11,458
6.125% due 05/15/2022	7,500	7,706
6.125% due 03/15/2024	8,500	9,093
6.625% due 01/15/2028	6,500	7,483
6.875% due 03/15/2025	10,250	11,531

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	23

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.125% due 03/15/2026	$10,000	$11,600
8.875% due 06/01/2025	10,000	10,863

Park Intermediate Holdings LLC
4.875% due 05/15/2029	4,250	4,380
5.875% due 10/01/2028	2,750	2,911
7.500% due 06/01/2025	16,000	17,032

Paysafe Finance PLC
4.000% due 06/15/2029	14,675	14,070

PennyMac Financial Services, Inc.
4.250% due 02/15/2029	16,000	15,257
5.750% due 09/15/2031	10,000	9,998

Provident Funding Associates LP
6.375% due 06/15/2025	7,000	7,134

Quicken Loans LLC
3.625% due 03/01/2029	3,500	3,544
3.875% due 03/01/2031	8,000	8,080
5.250% due 01/15/2028	10,750	11,597

RHP Hotel Properties LP
4.500% due 02/15/2029	12,000	12,040
4.750% due 10/15/2027 (i)	10,000	10,362

RLJ Lodging Trust LP
4.000% due 09/15/2029	15,700	15,695

Rocket Mortgage LLC
4.000% due 10/15/2033 (a)	10,000	9,938

SBA Communications Corp.
3.125% due 02/01/2029	20,000	19,350
3.875% due 02/15/2027	20,750	21,528
4.875% due 09/01/2024	5,000	5,090

SLM Corp.
5.125% due 04/05/2022	2,875	2,924

United Wholesale Mortgage LLC
5.500% due 11/15/2025	11,000	11,102

VICI Properties LP
3.750% due 02/15/2027	5,000	5,181
4.125% due 08/15/2030	10,000	10,613
4.625% due 12/01/2029	3,500	3,767

		1,068,183

INDUSTRIALS 71.3%

180 Medical, Inc.
3.875% due 10/15/2029 (a)	8,500	8,500

Academy Ltd.
6.000% due 11/15/2027	12,000	12,975

Acadia Healthcare Co., Inc.
5.500% due 07/01/2028	12,000	12,630

AdaptHealth LLC
4.625% due 08/01/2029	3,375	3,377
5.125% due 03/01/2030	7,000	7,013
6.125% due 08/01/2028	10,750	11,441

Adient Global Holdings Ltd.
4.875% due 08/15/2026	15,000	15,375

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Adient U.S. LLC
9.000% due 04/15/2025		$5,000	$5,406

ADT Security Corp.
4.125% due 06/15/2023		10,000	10,475
4.125% due 08/01/2029		4,000	3,981
4.875% due 07/15/2032		14,220	14,362

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		20,000	20,872

Air Canada
3.875% due 08/15/2026		7,150	7,224
4.625% due 08/15/2029	CAD	7,150	5,659

Albertsons Cos., Inc.
3.250% due 03/15/2026		$4,125	4,196
3.500% due 02/15/2023		2,875	2,944
3.500% due 03/15/2029		20,000	19,984
4.625% due 01/15/2027		12,000	12,603
4.875% due 02/15/2030		10,000	10,787
7.500% due 03/15/2026		12,000	12,975

Allison Transmission, Inc.
3.750% due 01/30/2031		7,750	7,547
4.750% due 10/01/2027		5,000	5,206
5.875% due 06/01/2029		5,000	5,447

Altice Financing S.A.
3.000% due 01/15/2028	EUR	5,000	5,466
4.250% due 08/15/2029		5,000	5,694
5.750% due 08/15/2029		$15,000	14,550

Altice France Holding S.A.
6.000% due 02/15/2028 (i)		20,000	19,238
10.500% due 05/15/2027		2,000	2,190

Altice France S.A.
5.125% due 01/15/2029		16,000	15,709
5.125% due 07/15/2029		14,000	13,746
5.500% due 01/15/2028		22,500	22,911
5.500% due 10/15/2029 (a)		11,250	11,151
7.375% due 05/01/2026		9,563	9,935
8.125% due 02/01/2027		12,000	12,927

Ambience Merger Sub, Inc.
4.875% due 07/15/2028		5,000	5,006
7.125% due 07/15/2029		10,000	9,925

AMC Networks, Inc.
4.250% due 02/15/2029		15,300	15,243
4.750% due 08/01/2025		5,750	5,901
5.000% due 04/01/2024		3,000	3,043

American Airlines Pass-Through Trust
3.375% due 11/01/2028		3,649	3,697

American Airlines, Inc.
5.500% due 04/20/2026		20,000	21,050
5.750% due 04/20/2029		20,000	21,575

American Builders & Contractors Supply Co., Inc.
3.875% due 11/15/2029		15,000	14,977
4.000% due 01/15/2028		17,500	17,894

Amsted Industries, Inc.
4.625% due 05/15/2030		10,125	10,438

24	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 07/01/2027	$2,625	$2,744

ANGI Group LLC
3.875% due 08/15/2028	9,000	8,966

Antero Resources Corp.
5.375% due 03/01/2030	10,000	10,544
8.375% due 07/15/2026	3,413	3,870

Apache Corp.
4.375% due 10/15/2028	10,000	10,825
4.625% due 11/15/2025	8,000	8,610
4.875% due 11/15/2027	12,500	13,647

APi Group DE, Inc.
4.125% due 07/15/2029	20,000	19,625

Aramark Services, Inc.
5.000% due 02/01/2028 (i)	8,000	8,231
6.375% due 05/01/2025	5,500	5,789

Arches Buyer, Inc.
4.250% due 06/01/2028	20,000	20,303
6.125% due 12/01/2028	5,000	5,103

Ardagh Metal Packaging Finance USA LLC
3.250% due 09/01/2028	7,000	6,991
4.000% due 09/01/2029	10,000	10,125

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	16,475	17,122
5.250% due 04/30/2025	5,000	5,228
5.250% due 08/15/2027	10,000	10,194

Ascend Learning LLC
6.875% due 08/01/2025	15,000	15,348

Ascent Resources Utica Holdings LLC
5.875% due 06/30/2029	7,250	7,417
7.000% due 11/01/2026	12,500	12,937
8.250% due 12/31/2028	8,150	8,897

Associated Materials LLC
9.000% due 09/01/2025	9,644	10,213

ATS Automation Tooling Systems, Inc.
4.125% due 12/15/2028	7,500	7,701

Audacy Capital Corp.
6.500% due 05/01/2027	4,000	4,098
6.750% due 03/31/2029	4,500	4,541

Avantor Funding, Inc.
4.625% due 07/15/2028	20,075	21,154

Avient Corp.
5.750% due 05/15/2025	10,000	10,550

Axalta Coating Systems LLC
3.375% due 02/15/2029	17,000	16,554
4.750% due 06/15/2027	12,500	13,047

B.C. Unlimited Liability Co.
3.500% due 02/15/2029	7,250	7,187
3.875% due 01/15/2028	10,000	10,111
4.000% due 10/15/2030	28,575	28,325
4.375% due 01/15/2028	5,000	5,082
5.750% due 04/15/2025	7,000	7,358

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ball Corp.
2.875% due 08/15/2030		$17,000	$16,522
3.125% due 09/15/2031		6,500	6,427
5.250% due 07/01/2025		10,000	11,175

Bath & Body Works, Inc.
6.625% due 10/01/2030		15,000	17,044
6.875% due 11/01/2035		25,000	31,406

Bausch Health Americas, Inc.
8.500% due 01/31/2027		17,500	18,663
9.250% due 04/01/2026		12,500	13,365

Bausch Health Cos., Inc.
4.875% due 06/01/2028		10,000	10,375
5.000% due 01/30/2028		10,000	9,502
5.250% due 01/30/2030		17,500	16,345
5.250% due 02/15/2031		7,500	6,908
5.500% due 11/01/2025		30,000	30,487
5.750% due 08/15/2027		10,125	10,619
6.250% due 02/15/2029		18,500	18,332
7.000% due 01/15/2028		10,000	10,261
7.250% due 05/30/2029		5,000	5,131
9.000% due 12/15/2025		9,000	9,511

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027		18,125	18,057

Beacon Roofing Supply, Inc.
4.125% due 05/15/2029		10,000	9,950
4.500% due 11/15/2026		10,000	10,413

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	15,000	19,903

Black Knight InfoServ LLC
3.625% due 09/01/2028		$12,500	12,578

Boise Cascade Co.
4.875% due 07/01/2030		8,750	9,357

Bombardier, Inc.
7.125% due 06/15/2026		10,000	10,513
7.500% due 03/15/2025		10,000	10,225
7.875% due 04/15/2027		7,000	7,266

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028		17,150	17,602
4.000% due 07/01/2029		5,250	5,388

Boxer Parent Co., Inc.
6.500% due 10/02/2025	EUR	5,000	6,092
7.125% due 10/02/2025		$10,000	10,686

Boyd Gaming Corp.
4.750% due 12/01/2027		6,000	6,192
4.750% due 06/15/2031		10,000	10,325

Buckeye Partners LP
4.125% due 03/01/2025		10,000	10,375
4.500% due 03/01/2028		6,500	6,609
5.850% due 11/15/2043		2,625	2,632

Builders FirstSource, Inc.
4.250% due 02/01/2032		9,000	9,214
5.000% due 03/01/2030		12,000	12,803
6.750% due 06/01/2027		6,257	6,640

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	25

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cable One, Inc.
4.000% due 11/15/2030	$7,425	$7,406

Cablevision Lightpath LLC
3.875% due 09/15/2027	6,000	5,896
5.625% due 09/15/2028	7,000	7,036

Caesars Entertainment, Inc.
4.625% due 10/15/2029	19,750	20,022
6.250% due 07/01/2025	11,750	12,385

Caesars Resort Collection LLC
5.250% due 10/15/2025	27,500	27,908
5.750% due 07/01/2025	7,125	7,520

Camelot Finance S.A.
4.500% due 11/01/2026	12,355	12,849

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028	12,000	12,423

Carnival Corp.
4.000% due 08/01/2028	24,000	24,270
5.750% due 03/01/2027	21,925	22,692
7.625% due 03/01/2026	17,500	18,703
10.500% due 02/01/2026	5,000	5,807
11.500% due 04/01/2023	10,000	11,175

Cascades, Inc.
5.125% due 01/15/2026	7,000	7,454
5.375% due 01/15/2028	10,000	10,525

Catalent Pharma Solutions, Inc.
3.125% due 02/15/2029	15,000	14,748
3.500% due 04/01/2030	8,700	8,711
5.000% due 07/15/2027	9,000	9,360

CCO Holdings LLC
4.250% due 02/01/2031	30,000	30,558
4.250% due 01/15/2034	15,000	14,878
4.500% due 08/15/2030	25,000	25,824
4.500% due 05/01/2032	25,000	25,781
4.500% due 06/01/2033	30,000	30,569
4.750% due 03/01/2030	25,000	26,168
5.000% due 02/01/2028	15,000	15,677
5.125% due 05/01/2027	17,125	17,854
5.375% due 06/01/2029	15,500	16,759

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025	10,000	10,592

Cedar Fair LP
5.250% due 07/15/2029	7,500	7,701

Centene Corp.
2.500% due 03/01/2031	12,000	11,850
2.625% due 08/01/2031	11,000	10,939
3.375% due 02/15/2030	10,000	10,366
4.250% due 12/15/2027	7,075	7,414
4.625% due 12/15/2029	12,700	13,856

Centennial Resource Production LLC
5.375% due 01/15/2026	5,000	4,915
6.875% due 04/01/2027	10,000	10,204

Central Garden & Pet Co.
4.125% due 10/15/2030	5,000	5,119

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 02/01/2028	$5,000	$5,284

CF Industries, Inc.
5.150% due 03/15/2034	20,000	24,528

Cheniere Energy Partners LP
3.250% due 01/31/2032	10,000	10,046
4.000% due 03/01/2031	17,000	17,824
4.500% due 10/01/2029	11,750	12,506

Cheniere Energy, Inc.
4.625% due 10/15/2028	18,750	19,781

Cheplapharm Arzneimittel GmbH
5.500% due 01/15/2028	10,000	10,373

Chesapeake Energy Corp.
5.500% due 02/01/2026	6,000	6,278
5.875% due 02/01/2029	3,450	3,690

Churchill Downs, Inc.
4.750% due 01/15/2028	17,000	17,807
5.500% due 04/01/2027 (i)	7,000	7,271

Clarios Global LP
6.250% due 05/15/2026	12,600	13,254
6.750% due 05/15/2025	6,300	6,654
8.500% due 05/15/2027	12,000	12,780

Clarivate Science Holdings Corp.
3.875% due 07/01/2028	18,500	18,523
4.875% due 07/01/2029	9,575	9,606

Clean Harbors, Inc.
4.875% due 07/15/2027	5,500	5,713
5.125% due 07/15/2029	5,000	5,492

Clearwater Paper Corp.
4.750% due 08/15/2028	10,000	10,294
5.375% due 02/01/2025	5,000	5,397

CNX Midstream Partners LP
4.750% due 04/15/2030	7,750	7,880
6.500% due 03/15/2026	10,000	10,510

Colfax Corp.
6.375% due 02/15/2026	5,438	5,729

Colgate Energy Partners LLC
5.875% due 07/01/2029	10,000	10,088

CommScope Technologies LLC
5.000% due 03/15/2027	15,000	14,290
6.000% due 06/15/2025 (i)	13,000	13,179

CommScope, Inc.
4.750% due 09/01/2029	14,200	14,200
6.000% due 03/01/2026	5,000	5,198
7.125% due 07/01/2028	12,000	12,263
8.250% due 03/01/2027 (i)	12,500	13,100

Community Health Systems, Inc.
4.750% due 02/15/2031	20,000	20,150
5.625% due 03/15/2027	18,175	19,054
6.000% due 01/15/2029	4,325	4,590
6.125% due 04/01/2030	10,750	10,460
6.625% due 02/15/2025	10,000	10,475
6.875% due 04/15/2029	12,750	12,798
8.000% due 03/15/2026	10,000	10,617

26	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Comstock Resources, Inc.
5.875% due 01/15/2030		$9,000	$9,373
6.750% due 03/01/2029		14,000	15,137
7.500% due 05/15/2025		4,110	4,278

Connect Finco SARL
6.750% due 10/01/2026		12,000	12,571

Consolidated Communications, Inc.
5.000% due 10/01/2028		4,375	4,523

Continental Resources, Inc.
4.375% due 01/15/2028 (i)		15,000	16,612
4.500% due 04/15/2023		1,402	1,455
4.900% due 06/01/2044		10,000	11,212

Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026		9,761	7,984

CoreLogic, Inc.
4.500% due 05/01/2028		20,000	19,900

Cornerstone Building Brands, Inc.
6.125% due 01/15/2029		15,000	15,963

Coty, Inc.
3.875% due 04/15/2026	EUR	10,500	12,474
5.000% due 04/15/2026		$10,000	10,228
6.500% due 04/15/2026		17,000	17,440

Covanta Holding Corp.
5.000% due 09/01/2030		5,000	5,056
5.875% due 07/01/2025		10,000	10,338
6.000% due 01/01/2027		5,000	5,189

Crocs, Inc.
4.125% due 08/15/2031		14,000	14,122

Crowdstrike Holdings, Inc.
3.000% due 02/15/2029		17,500	17,463

Crown Americas LLC
4.250% due 09/30/2026		8,050	8,642
4.500% due 01/15/2023		10,000	10,503
4.750% due 02/01/2026		7,000	7,223

CSC Holdings LLC
3.375% due 02/15/2031		15,250	14,202
4.125% due 12/01/2030		10,000	9,825
4.625% due 12/01/2030		16,000	15,188
5.250% due 06/01/2024		14,000	15,015
5.375% due 02/01/2028		5,000	5,231
5.500% due 04/15/2027		12,000	12,508
5.750% due 01/15/2030		25,000	25,454
5.875% due 09/15/2022		6,750	6,990
6.500% due 02/01/2029		12,000	13,010
6.750% due 11/15/2021		12,000	12,045

DaVita, Inc.
3.750% due 02/15/2031		25,000	24,375
4.625% due 06/01/2030		25,000	25,747

DCP Midstream Operating LP
5.125% due 05/15/2029		11,500	12,963
5.375% due 07/15/2025		15,000	16,594
5.625% due 07/15/2027		4,600	5,238

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell International LLC
7.125% due 06/15/2024	$7,250	$7,423

Dell, Inc.
5.400% due 09/10/2040	4,950	5,891
6.500% due 04/15/2038	3,225	4,240
7.100% due 04/15/2028	2,405	3,104

Diamond Asset Co. (9.000% Cash and 4.000% PIK)
13.000% due 04/22/2027 (b)	167	169

Diamond Offshore Drilling, Inc.
13.000% due 12/21/2026 «	88	88

Diamond Sports Group LLC
5.375% due 08/15/2026	20,000	13,225
6.625% due 08/15/2027	10,000	4,392

DIRECTV Holdings LLC
5.875% due 08/15/2027	11,000	11,495

DISH DBS Corp.
5.000% due 03/15/2023	10,000	10,375
5.875% due 07/15/2022	20,500	21,153
5.875% due 11/15/2024	15,000	16,148
7.750% due 07/01/2026 (i)	12,250	13,848

DKT Finance ApS
9.375% due 06/17/2023	7,875	8,033

DT Midstream, Inc.
4.125% due 06/15/2029	10,425	10,585
4.375% due 06/15/2031	11,000	11,344

Dun & Bradstreet Corp.
6.875% due 08/15/2026	7,343	7,710
10.250% due 02/15/2027	3,600	3,878

Edgewell Personal Care Co.
4.125% due 04/01/2029	13,750	13,746
5.500% due 06/01/2028	10,000	10,574

Elanco Animal Health, Inc.
5.272% due 08/28/2023	11,916	12,714
5.900% due 08/28/2028	10,000	11,712

Elastic NV
4.125% due 07/15/2029	7,750	7,798

Element Solutions, Inc.
3.875% due 09/01/2028	15,000	15,169

EMC Corp.
3.375% due 06/01/2023	5,000	5,169

Encino Acquisition Partners Holdings LLC
8.500% due 05/01/2028	10,000	10,238

Endo Dac
6.000% due 06/30/2028	15,000	10,752
9.500% due 07/31/2027 (i)	10,000	10,036

Endo Luxembourg Finance Co. SARL
6.125% due 04/01/2029	10,000	10,014

Energizer Holdings, Inc.
4.375% due 03/31/2029	14,000	13,912
4.750% due 06/15/2028	10,000	10,185

EnLink Midstream LLC
5.375% due 06/01/2029	2,500	2,648

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	27

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 01/15/2028	$2,200	$2,345

EnLink Midstream Partners LP
4.150% due 06/01/2025	12,625	13,035
4.400% due 04/01/2024	2,500	2,602
4.850% due 07/15/2026	5,000	5,258
5.450% due 06/01/2047	6,250	6,042

EQM Midstream Partners LP
4.000% due 08/01/2024	15,000	15,609
4.125% due 12/01/2026	4,000	4,116
4.500% due 01/15/2029	7,500	7,791
4.750% due 07/15/2023	3,910	4,088
4.750% due 01/15/2031	9,500	9,892
5.500% due 07/15/2028	5,000	5,499
6.000% due 07/01/2025	2,500	2,744
6.500% due 07/01/2027	6,000	6,756
6.500% due 07/15/2048	5,500	6,267

EQT Corp.
3.000% due 10/01/2022	2,025	2,063
3.125% due 05/15/2026	5,000	5,132
3.625% due 05/15/2031	3,375	3,521
6.625% due 02/01/2025	15,000	17,187

FAGE International S.A.
5.625% due 08/15/2026	6,000	6,179

First Student Bidco, Inc.
4.000% due 07/31/2029	17,500	17,281

Flex Acquisition Co., Inc.
6.875% due 01/15/2025	7,500	7,603
7.875% due 07/15/2026 (i)	20,000	20,925

Freeport-McMoRan, Inc.
4.125% due 03/01/2028	10,250	10,634
4.375% due 08/01/2028	5,000	5,238
4.625% due 08/01/2030	4,000	4,330
5.000% due 09/01/2027	10,000	10,438
5.250% due 09/01/2029	10,000	10,875
5.400% due 11/14/2034	27,500	33,069
5.450% due 03/15/2043	6,575	8,104

Frontier Communications Holdings LLC
5.000% due 05/01/2028	6,400	6,728
5.875% due 10/15/2027	9,175	9,760
6.750% due 05/01/2029	10,750	11,344

Gap, Inc.
3.625% due 10/01/2029	9,175	9,209
3.875% due 10/01/2031	13,275	13,292

Garda World Security Corp.
4.625% due 02/15/2027	12,000	12,015
6.000% due 06/01/2029	5,125	5,028

Gartner, Inc.
3.625% due 06/15/2029	10,000	10,089
3.750% due 10/01/2030	7,000	7,213
4.500% due 07/01/2028	9,100	9,566

GCP Applied Technologies, Inc.
5.500% due 04/15/2026	15,000	15,366

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GFL Environmental, Inc.
3.500% due 09/01/2028	$10,000	$10,075
4.000% due 08/01/2028	10,000	9,938
4.250% due 06/01/2025	6,000	6,195

Global Medical Response, Inc.
6.500% due 10/01/2025	22,500	23,287

goeasy Ltd.
4.375% due 05/01/2026	6,500	6,687
5.375% due 12/01/2024	7,500	7,734

Graphic Packaging International LLC
3.500% due 03/15/2028	7,000	7,117
3.500% due 03/01/2029	6,500	6,476
4.125% due 08/15/2024	5,000	5,328
4.875% due 11/15/2022	5,000	5,170

Grifols Escrow Issuer S.A.
4.750% due 10/15/2028 (a)	7,600	7,775

H-Food Holdings LLC
8.500% due 06/01/2026	20,000	20,755

Hanesbrands, Inc.
4.875% due 05/15/2026	10,000	10,843
5.375% due 05/15/2025	6,000	6,289

Harsco Corp.
5.750% due 07/31/2027	5,875	6,095

Harvest Midstream LP
7.500% due 09/01/2028	10,250	10,933

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026 (i)	13,200	13,827

HCA, Inc.
3.500% due 09/01/2030	15,000	15,906
5.375% due 02/01/2025	10,000	11,187
5.875% due 05/01/2023	15,000	16,144
5.875% due 02/01/2029	10,000	12,029
8.360% due 04/15/2024	3,000	3,520

HealthEquity, Inc.
4.500% due 10/01/2029 (a)	7,500	7,622

Hess Midstream Operations LP
4.250% due 02/15/2030	7,000	7,088

Hill-Rom Holdings, Inc.
4.375% due 09/15/2027	8,000	8,375

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032	20,000	19,725
3.750% due 05/01/2029	9,750	9,860
4.000% due 05/01/2031	9,025	9,172
4.875% due 01/15/2030	10,000	10,740
5.375% due 05/01/2025	5,750	6,016
5.750% due 05/01/2028	5,250	5,661

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031	16,000	16,080
5.000% due 06/01/2029	11,250	11,489

Hilton Worldwide Finance LLC
4.875% due 04/01/2027	7,250	7,504

28	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hologic, Inc.
3.250% due 02/15/2029		$7,125	$7,138

Howmet Aerospace, Inc.
5.125% due 10/01/2024		10,000	11,040
5.950% due 02/01/2037		10,000	12,469

iHeartCommunications, Inc.
4.750% due 01/15/2028		5,000	5,159
5.250% due 08/15/2027		15,000	15,605

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)		10,000	10,263

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		5,000	5,221

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		5,500	6,012

Imola Merger Corp.
4.750% due 05/15/2029		17,000	17,608

Indigo Merger Sub, Inc.
2.875% due 07/15/2026		7,000	7,079

INEOS Group Holdings S.A.
5.625% due 08/01/2024		7,000	7,028

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	3,250	3,806
3.375% due 01/15/2026		$8,700	8,798

Innophos Holdings, Inc.
9.375% due 02/15/2028		10,000	10,822

Installed Building Products, Inc.
5.750% due 02/01/2028		7,500	7,883

International Game Technology PLC
5.250% due 01/15/2029		7,000	7,490
6.250% due 01/15/2027		3,000	3,394
6.500% due 02/15/2025		12,000	13,406

IQVIA, Inc.
5.000% due 10/15/2026		20,000	20,522
5.000% due 05/15/2027		10,000	10,399

IRB Holding Corp.
7.000% due 06/15/2025		14,500	15,413

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (b)		6,575	6,712

J2 Global, Inc.
4.625% due 10/15/2030		11,000	11,701

Jaguar Holding Co.
4.625% due 06/15/2025		10,000	10,400
5.000% due 06/15/2028		10,000	10,777

Jazz Securities DAC
4.375% due 01/15/2029		9,000	9,338

JELD-WEN, Inc.
4.625% due 12/15/2025		11,250	11,441
4.875% due 12/15/2027		15,250	15,916
6.250% due 05/15/2025		5,500	5,823

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kaiser Aluminum Corp.
4.625% due 03/01/2028	$8,000	$8,270

KFC Holding Co.
4.750% due 06/01/2027	8,000	8,362

Kraft Heinz Foods Co.
4.250% due 03/01/2031	10,000	11,312
4.375% due 06/01/2046	10,000	11,399
4.875% due 10/01/2049	5,000	6,097
5.200% due 07/15/2045	40,000	50,185
5.500% due 06/01/2050	10,250	13,548
6.875% due 01/26/2039	1,134	1,676

Kronos Acquisition Holdings, Inc.
5.000% due 12/31/2026	10,000	10,000
7.000% due 12/31/2027	2,000	1,920

LABL, Inc.
6.750% due 07/15/2026	14,125	14,849

Lamar Media Corp.
3.625% due 01/15/2031	6,250	6,258
3.750% due 02/15/2028	5,565	5,731
4.875% due 01/15/2029	5,000	5,306

Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	4,000	4,073
4.875% due 11/01/2026	10,750	11,027
4.875% due 05/15/2028	10,000	11,005

LBM Acquisition LLC
6.250% due 01/15/2029	20,000	20,018

Legacy LifePoint Health LLC
4.375% due 02/15/2027	10,000	9,988
6.750% due 04/15/2025	4,000	4,208

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026	5,500	5,646

Level 3 Financing, Inc.
3.625% due 01/15/2029	5,000	4,850
3.750% due 07/15/2029	15,000	14,516
4.250% due 07/01/2028	9,250	9,333
5.250% due 03/15/2026	15,000	15,499
5.375% due 05/01/2025	10,000	10,228

Levi Strauss & Co.
3.500% due 03/01/2031	10,000	10,113

LifePoint Health, Inc.
5.375% due 01/15/2029	6,000	5,846

Live Nation Entertainment, Inc.
4.750% due 10/15/2027	3,000	3,053
4.875% due 11/01/2024	5,000	5,062
6.500% due 05/15/2027	10,750	11,838

LogMeIn, Inc.
5.500% due 09/01/2027	10,000	10,188

Madison IAQ LLC
4.125% due 06/30/2028	15,000	15,019
5.875% due 06/30/2029	17,500	17,654

Manitowoc Co., Inc.
9.000% due 04/01/2026	2,250	2,413

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	29

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marriott Ownership Resorts, Inc.
4.500% due 06/15/2029	$8,000	$8,110
4.750% due 01/15/2028	7,000	7,152
6.125% due 09/15/2025	2,450	2,591

Masonite International Corp.
5.375% due 02/01/2028	12,000	12,651

Match Group Holdings LLC
4.625% due 06/01/2028	15,000	15,701

Mattel, Inc.
3.375% due 04/01/2026	8,000	8,259
3.750% due 04/01/2029	7,500	7,828
5.875% due 12/15/2027	8,000	8,680
6.200% due 10/01/2040	750	965

Matthews International Corp.
5.250% due 12/01/2025	10,000	10,320

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024	24,750	24,997

MEG Energy Corp.
5.875% due 02/01/2029	7,500	7,682
7.125% due 02/01/2027	17,200	18,081

MGM Resorts International
4.625% due 09/01/2026	10,000	10,500
5.500% due 04/15/2027	3,164	3,437
5.750% due 06/15/2025	5,087	5,551
6.000% due 03/15/2023	6,000	6,352
7.750% due 03/15/2022	20,000	20,575

Midwest Gaming Borrower LLC
4.875% due 05/01/2029	12,500	12,750

Moog, Inc.
4.250% due 12/15/2027	18,850	19,392

Motion Bondco DAC
6.625% due 11/15/2027 (i)	8,000	8,077

Mozart Debt Merger Sub, Inc.
3.875% due 04/01/2029 (a)	24,250	24,250
5.250% due 10/01/2029 (a)	21,525	21,525

MPH Acquisition Holdings LLC
5.500% due 09/01/2028	15,225	15,204
5.750% due 11/01/2028 (i)	22,625	21,346

MSCI, Inc.
3.250% due 08/15/2033	8,000	8,102
3.625% due 09/01/2030	4,000	4,140
3.875% due 02/15/2031	9,250	9,713
4.000% due 11/15/2029	10,000	10,599

Nabors Industries, Inc.
9.000% due 02/01/2025	4,725	4,916

NCL Corp. Ltd.
3.625% due 12/15/2024	5,000	4,756
5.875% due 03/15/2026	8,775	9,006
10.250% due 02/01/2026	5,000	5,746

NCR Corp.
5.000% due 10/01/2028	7,000	7,161
5.125% due 04/15/2029	5,000	5,163

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 10/01/2030	$7,500	$7,877
5.750% due 09/01/2027	4,000	4,225

NESCO Holdings, Inc.
5.500% due 04/15/2029	6,250	6,490

Netflix, Inc.
4.375% due 11/15/2026	15,000	16,781
4.875% due 04/15/2028	12,500	14,422
4.875% due 06/15/2030	7,500	8,841
5.375% due 11/15/2029	7,000	8,488
5.875% due 11/15/2028	5,000	6,133
6.375% due 05/15/2029	5,000	6,331

Nexstar Broadcasting, Inc.
4.750% due 11/01/2028	10,000	10,386
5.625% due 07/15/2027	15,000	15,888

NextEra Energy Operating Partners LP
4.250% due 07/15/2024	4,250	4,505
4.250% due 09/15/2024	91	96
4.500% due 09/15/2027	11,500	12,385

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025 (i)	15,000	15,375

Nielsen Finance LLC
4.500% due 07/15/2029	5,000	4,895
4.750% due 07/15/2031	10,000	9,741
5.625% due 10/01/2028	7,200	7,479
5.875% due 10/01/2030	10,000	10,541

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)	2,342	2,599

Northriver Midstream Finance LP
5.625% due 02/15/2026	15,300	15,944

Novelis Corp.
3.250% due 11/15/2026	10,875	11,043
3.875% due 08/15/2031	17,000	16,835
4.750% due 01/30/2030 (i)	24,000	25,295

Nufarm Australia Ltd.
5.750% due 04/30/2026	10,000	10,275

NuStar Logistics LP
5.750% due 10/01/2025	9,000	9,709
6.375% due 10/01/2030	7,500	8,259

Occidental Petroleum Corp.
3.400% due 04/15/2026	7,500	7,702
4.300% due 08/15/2039	10,000	9,880
4.400% due 04/15/2046	5,000	4,993
4.400% due 08/15/2049	10,000	9,830
4.625% due 06/15/2045	11,210	11,482
5.500% due 12/01/2025 (h)	10,000	11,087
5.550% due 03/15/2026	9,335	10,374
5.875% due 09/01/2025	8,000	8,976
6.125% due 01/01/2031 (h)(i)	2,000	2,403
6.200% due 03/15/2040	7,250	8,552
6.375% due 09/01/2028	6,500	7,613
6.450% due 09/15/2036	14,000	17,631
6.600% due 03/15/2046	17,500	21,995
6.625% due 09/01/2030	11,750	14,497

30	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.950% due 07/01/2024		$1,000	$1,132
7.500% due 05/01/2031		5,000	6,508
8.000% due 07/15/2025		4,500	5,382
8.875% due 07/15/2030		12,100	16,452

Olympus Water U.S. Holding Corp.
4.250% due 10/01/2028 (a)		27,000	26,642
5.375% due 10/01/2029 (a)	EUR	6,150	7,078
6.250% due 10/01/2029 (a)		$12,750	12,651

ON Semiconductor Corp.
3.875% due 09/01/2028		11,000	11,371

Organon & Co.
4.125% due 04/30/2028		25,000	25,531
5.125% due 04/30/2031		28,000	29,445

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		23,850	25,561
7.375% due 06/01/2025		7,000	7,396

Outfront Media Capital LLC
4.250% due 01/15/2029		5,000	4,962
4.625% due 03/15/2030		5,000	5,017
5.000% due 08/15/2027		15,000	15,403
6.250% due 06/15/2025		7,500	7,931

Ovintiv Exploration, Inc.
5.375% due 01/01/2026		5,000	5,656

Ovintiv, Inc.
6.500% due 08/15/2034 (i)		10,000	13,503
6.500% due 02/01/2038		2,500	3,446

P&L Development LLC
7.750% due 11/15/2025		6,750	7,022

Pactiv Evergreen Group Issuer LLC
4.375% due 10/15/2028		12,000	12,060

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027		26,750	26,517

Pactiv LLC
7.950% due 12/15/2025		10,972	12,376

Papa John’s International, Inc.
3.875% due 09/15/2029		5,000	4,981

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		23,218	23,684

Park River Holdings, Inc.
5.625% due 02/01/2029		10,000	9,702
6.750% due 08/01/2029		7,000	7,028

PDC Energy, Inc.
5.750% due 05/15/2026		10,000	10,425
6.125% due 09/15/2024		3,000	3,049

Performance Food Group, Inc.
4.250% due 08/01/2029		8,000	8,030
5.500% due 10/15/2027		12,000	12,580
6.875% due 05/01/2025		3,500	3,714

PetSmart, Inc.
4.750% due 02/15/2028		25,000	25,719
7.750% due 02/15/2029		25,000	27,314

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PGT Innovations, Inc.
4.375% due 10/01/2029		$11,500	$11,601

Picasso Finance Sub, Inc.
6.125% due 06/15/2025		4,050	4,287

PM General Purchaser LLC
9.500% due 10/01/2028		12,500	13,216

Post Holdings, Inc.
4.500% due 09/15/2031		25,000	24,734
4.625% due 04/15/2030		20,475	20,659
5.500% due 12/15/2029		9,875	10,481
5.625% due 01/15/2028		15,000	15,778
5.750% due 03/01/2027		20,000	20,809

Premier Entertainment Sub LLC
5.625% due 09/01/2029		15,000	15,170
5.875% due 09/01/2031		15,000	15,175

Presidio Holdings, Inc.
4.875% due 02/01/2027		10,000	10,338

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		20,000	21,475

Prime Security Services Borrower LLC
3.375% due 08/31/2027		13,875	13,329
5.250% due 04/15/2024		12,000	12,814
5.750% due 04/15/2026		11,125	12,048
6.250% due 01/15/2028		14,000	14,492

Qorvo, Inc.
4.375% due 10/15/2029		4,000	4,365

Radiate Holdco LLC
4.500% due 09/15/2026		15,000	15,506
6.500% due 09/15/2028		15,000	15,316

Range Resources Corp.
4.875% due 05/15/2025		5,000	5,285
5.000% due 03/15/2023		2,242	2,329
8.250% due 01/15/2029		8,500	9,574
9.250% due 02/01/2026		3,500	3,820

Rattler Midstream LP
5.625% due 07/15/2025		4,575	4,770

RBS Global, Inc.
4.875% due 12/15/2025		20,000	20,488

Rite Aid Corp.
7.500% due 07/01/2025		8,100	8,109
8.000% due 11/15/2026		6,750	6,811

Rockcliff Energy LLC
5.500% due 10/15/2029 (a)		12,500	12,703

Rockies Express Pipeline LLC
3.600% due 05/15/2025		3,200	3,308
4.800% due 05/15/2030		6,000	6,257
4.950% due 07/15/2029		11,750	12,235
6.875% due 04/15/2040		5,000	5,560

Rolls-Royce PLC
4.625% due 02/16/2026	EUR	1,750	2,251
5.750% due 10/15/2027		$8,000	8,850
5.750% due 10/15/2027	GBP	1,750	2,627

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	31

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Caribbean Cruises Ltd.
5.500% due 04/01/2028		$10,000	$10,243
9.125% due 06/15/2023		10,800	11,751
11.500% due 06/01/2025		4,563	5,212

RP Escrow Issuer LLC
5.250% due 12/15/2025		6,600	6,798

Sabre GLBL, Inc.
7.375% due 09/01/2025		7,250	7,736
9.250% due 04/15/2025		6,500	7,521

Scientific Games International, Inc.
5.000% due 10/15/2025		5,000	5,150
7.000% due 05/15/2028		7,000	7,560

SCIH Salt Holdings, Inc.
4.875% due 05/01/2028		18,000	18,112
6.625% due 05/01/2029		10,000	9,613

Scotts Miracle-Gro Co.
4.000% due 04/01/2031		5,000	4,997
4.375% due 02/01/2032		10,000	10,094
5.250% due 12/15/2026		10,000	10,355

Scripps Escrow, Inc.
3.875% due 01/15/2029		8,000	8,038
5.875% due 07/15/2027		5,750	5,909

Seagate HDD Cayman
3.125% due 07/15/2029		5,750	5,568
3.375% due 07/15/2031		10,050	9,811

Sealed Air Corp.
4.000% due 12/01/2027		5,000	5,334
5.125% due 12/01/2024		10,000	10,882
5.250% due 04/01/2023		4,000	4,185
6.875% due 07/15/2033		8,710	11,395

Select Medical Corp.
6.250% due 08/15/2026		20,000	21,057

Sensata Technologies BV
4.875% due 10/15/2023		7,000	7,459
5.000% due 10/01/2025		5,000	5,513

Sensata Technologies, Inc.
3.750% due 02/15/2031		14,000	14,113
4.375% due 02/15/2030		5,550	5,982

Sigma Holdco BV
5.750% due 05/15/2026	EUR	10,500	11,657
7.875% due 05/15/2026		$28,000	27,693

Simmons Foods, Inc.
4.625% due 03/01/2029		14,000	14,123

Sinclair Television Group, Inc.
4.125% due 12/01/2030		10,000	9,788
5.125% due 02/15/2027		5,000	4,971
5.500% due 03/01/2030 (i)		5,000	4,967

Sirius XM Radio, Inc.
3.125% due 09/01/2026		5,000	5,075
3.875% due 09/01/2031		7,250	7,091
4.000% due 07/15/2028		20,000	20,362
4.125% due 07/01/2030		15,000	15,088

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 08/01/2027	$5,000	$5,231

SM Energy Co.
6.500% due 07/15/2028	12,625	13,087

Southwestern Energy Co.
5.375% due 02/01/2029	15,000	16,066
5.375% due 03/15/2030	13,250	14,316
7.750% due 10/01/2027	4,000	4,326

Spectrum Brands, Inc.
3.875% due 03/15/2031	10,000	10,117
5.000% due 10/01/2029	10,000	10,772
5.750% due 07/15/2025	660	677

Speedway Motorsports LLC
4.875% due 11/01/2027	12,500	12,772

Spirit AeroSystems, Inc.
5.500% due 01/15/2025	5,250	5,558
7.500% due 04/15/2025	10,200	10,812

Square, Inc.
2.750% due 06/01/2026	2,500	2,537
3.500% due 06/01/2031	12,500	12,837

SRS Distribution, Inc.
4.625% due 07/01/2028	15,000	15,322
6.125% due 07/01/2029	10,000	10,313

Standard Industries, Inc.
3.375% due 01/15/2031	25,500	24,300
4.375% due 07/15/2030	15,500	15,829
4.750% due 01/15/2028	15,000	15,581
5.000% due 02/15/2027	10,000	10,325

Staples, Inc.
7.500% due 04/15/2026	23,500	23,864
10.750% due 04/15/2027	7,000	6,825

Station Casinos LLC
4.500% due 02/15/2028	8,000	8,137
5.000% due 10/01/2025	5,022	5,102

Stericycle, Inc.
3.875% due 01/15/2029	8,000	8,059

Stevens Holding Co., Inc.
6.125% due 10/01/2026	15,000	16,200

Strathcona Resources Ltd.
6.875% due 08/01/2026	12,000	11,908

Suburban Propane Partners LP
5.000% due 06/01/2031	11,725	12,179

Summer BC Bidco B LLC
5.500% due 10/31/2026	10,000	10,262

Sunoco LP
4.500% due 05/15/2029	5,000	5,078
5.500% due 02/15/2026	5,125	5,234
5.875% due 03/15/2028	5,000	5,284

Switch Ltd.
3.750% due 09/15/2028	12,250	12,449

Syneos Health, Inc.
3.625% due 01/15/2029	10,000	9,985

32	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

T-Mobile USA, Inc.
2.250% due 02/15/2026	$11,700	$11,847
2.625% due 02/15/2029	20,000	20,236
2.875% due 02/15/2031 (i)	20,000	20,195
3.375% due 04/15/2029	6,750	7,050
3.500% due 04/15/2031	15,000	15,838
4.750% due 02/01/2028	8,250	8,776

Team Health Holdings, Inc.
6.375% due 02/01/2025	20,000	19,364

TEGNA, Inc.
4.625% due 03/15/2028	10,000	10,236
4.750% due 03/15/2026	5,000	5,222
5.000% due 09/15/2029	17,000	17,532
5.500% due 09/15/2024 (i)	3,462	3,509

Teleflex, Inc.
4.250% due 06/01/2028	15,000	15,615

Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028	10,000	10,545

Tempo Acquisition LLC
5.750% due 06/01/2025	7,500	7,886

Tenet Healthcare Corp.
4.625% due 09/01/2024	9,000	9,214
4.625% due 06/15/2028	10,000	10,375
4.875% due 01/01/2026	4,625	4,792
5.125% due 11/01/2027	5,000	5,219
6.125% due 10/01/2028	30,000	31,553
6.250% due 02/01/2027	7,250	7,531
6.750% due 06/15/2023	27,500	29,679
6.875% due 11/15/2031	500	575
7.500% due 04/01/2025	10,000	10,625

Terminix Co. LLC
7.250% due 03/01/2038	2,000	2,351

TK Elevator U.S., Newco, Inc.
5.250% due 07/15/2027	12,050	12,643

TopBuild Corp.
4.125% due 02/15/2032 (a)	10,000	10,125

TransDigm, Inc.
4.625% due 01/15/2029	23,250	23,250
5.500% due 11/15/2027	28,000	28,807
6.250% due 03/15/2026	17,000	17,744
6.375% due 06/15/2026	11,000	11,362
8.000% due 12/15/2025	6,000	6,405

Transocean Guardian Ltd.
5.875% due 01/15/2024	9,765	9,729

Transocean Pontus Ltd.
6.125% due 08/01/2025	5,528	5,545

Travel + Leisure Co.
4.625% due 03/01/2030	12,500	12,866
6.625% due 07/31/2026	10,000	11,400

TripAdvisor, Inc.
7.000% due 07/15/2025	6,000	6,368

Triumph Group, Inc.
6.250% due 09/15/2024	7,000	7,007

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.750% due 08/15/2025	$7,000	$6,934
8.875% due 06/01/2024	9,232	10,167

Twilio, Inc.
3.625% due 03/15/2029	7,800	7,989
3.875% due 03/15/2031	8,425	8,636

Twitter, Inc.
3.875% due 12/15/2027	8,000	8,550

U.S. Foods, Inc.
4.750% due 02/15/2029	20,000	20,552
6.250% due 04/15/2025	12,000	12,602

Uber Technologies, Inc.
4.500% due 08/15/2029	22,500	22,697

Unifrax Escrow Issuer Corp.
5.250% due 09/30/2028	10,000	10,138
7.500% due 09/30/2029	4,000	4,104

United Airlines, Inc.
4.375% due 04/15/2026	10,000	10,275
4.625% due 04/15/2029	22,350	23,126

United Rentals North America, Inc.
3.875% due 02/15/2031	7,250	7,440
4.000% due 07/15/2030	12,500	12,984
4.875% due 01/15/2028	10,000	10,585
5.500% due 05/15/2027	10,000	10,509

Univar Solutions USA, Inc.
5.125% due 12/01/2027	12,500	13,140

Univision Communications, Inc.
4.500% due 05/01/2029	25,000	25,437
5.125% due 02/15/2025	20,000	20,317
6.625% due 06/01/2027	16,250	17,672
9.500% due 05/01/2025	3,000	3,260

UPC Holding BV
5.500% due 01/15/2028	20,000	20,959

USA Compression Partners LP
6.875% due 04/01/2026	5,000	5,213
6.875% due 09/01/2027	3,500	3,710

Veritas U.S., Inc.
7.500% due 09/01/2025	15,000	15,619

ViaSat, Inc.
5.625% due 09/15/2025	10,000	10,147
5.625% due 04/15/2027	1,500	1,566
6.500% due 07/15/2028	8,000	8,436

Viavi Solutions, Inc.
3.750% due 10/01/2029	6,000	6,021

Victoria’s Secret & Co.
4.625% due 07/15/2029	7,250	7,398

Viking Cruises Ltd.
7.000% due 02/15/2029	8,000	8,103
13.000% due 05/15/2025	10,000	11,525

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029	7,000	7,012

Vine Energy Holdings LLC
6.750% due 04/15/2029	28,000	30,258

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	33

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virgin Media Finance PLC
5.000% due 07/15/2030 (i)	$12,000	$12,322

Virgin Media Secured Finance PLC
4.500% due 08/15/2030	13,000	13,227
5.500% due 05/15/2029	10,000	10,553

Vmed O2 UK Financing PLC
4.250% due 01/31/2031	16,000	15,980
4.750% due 07/15/2031	15,000	15,344

WESCO Distribution, Inc.
7.125% due 06/15/2025	18,000	19,231
7.250% due 06/15/2028	18,000	19,957

Western Midstream Operating LP
5.300% due 02/01/2030	15,000	16,594
5.450% due 04/01/2044	15,000	17,259
6.500% due 02/01/2050	25,000	29,465

White Cap Buyer LLC
6.875% due 10/15/2028	20,000	21,127

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (b)	7,500	7,757

Williams Scotsman International, Inc.
4.625% due 08/15/2028	8,875	9,257

WMG Acquisition Corp.
3.000% due 02/15/2031	20,000	19,550
3.875% due 07/15/2030	15,000	15,619

WR Grace Holdings LLC
4.875% due 06/15/2027	10,000	10,300
5.625% due 10/01/2024	9,000	9,877
5.625% due 08/15/2029	12,375	12,777

WW International, Inc.
4.500% due 04/15/2029	14,000	13,724

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028	10,000	10,452

Wynn Las Vegas LLC
5.250% due 05/15/2027	14,000	14,160
5.500% due 03/01/2025	15,000	15,319

Wynn Macau Ltd.
5.125% due 12/15/2029	5,000	4,707
5.500% due 01/15/2026	400	389
5.625% due 08/26/2028	2,000	1,907

Wynn Resorts Finance LLC
5.125% due 10/01/2029	8,000	8,070

XPO Logistics, Inc.
6.250% due 05/01/2025	17,500	18,493

Yum! Brands, Inc.
3.625% due 03/15/2031	12,500	12,582
4.625% due 01/31/2032	12,500	13,359
4.750% due 01/15/2030	7,000	7,595
6.875% due 11/15/2037	5,250	6,783
7.750% due 04/01/2025	2,000	2,141

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	20,000	19,930
6.125% due 03/01/2028	15,000	15,228

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ziggo Bond Co. BV
5.125% due 02/28/2030	$10,950	$11,248

Ziggo BV
4.875% due 01/15/2030	15,000	15,487
5.500% due 01/15/2027	14,162	14,658

ZoomInfo Technologies LLC
3.875% due 02/01/2029	11,250	11,208

		8,009,287

UTILITIES 6.2%

Antero Midstream Partners LP
5.375% due 06/15/2029	10,000	10,312
5.750% due 03/01/2027	5,000	5,172

Blue Racer Midstream LLC
6.625% due 07/15/2026	8,000	8,387
7.625% due 12/15/2025	6,500	7,036

Calpine Corp.
3.750% due 03/01/2031	15,000	14,456
4.500% due 02/15/2028	7,750	7,915
4.625% due 02/01/2029	3,500	3,452
5.000% due 02/01/2031	10,000	10,012
5.125% due 03/15/2028 (i)	10,000	10,140
5.250% due 06/01/2026	9,129	9,403

Clearway Energy Operating LLC
3.750% due 01/15/2032 (a)	7,000	7,009
4.750% due 03/15/2028	14,500	15,368
5.000% due 09/15/2026	10,000	10,269

Crestwood Midstream Partners LP
5.625% due 05/01/2027	12,125	12,494
6.000% due 02/01/2029	6,000	6,286

CrownRock LP
5.625% due 10/15/2025	20,000	20,494

Embarq Corp.
7.995% due 06/01/2036	7,500	8,055

Endeavor Energy Resources LP
5.500% due 01/30/2026	2,500	2,608
5.750% due 01/30/2028	24,150	25,448
6.625% due 07/15/2025	7,050	7,438

FirstEnergy Corp.
2.250% due 09/01/2030	10,000	9,667
3.400% due 03/01/2050	2,275	2,193
4.400% due 07/15/2027	1,860	2,042
5.350% due 07/15/2047	4,000	4,886

Genesis Energy LP
6.250% due 05/15/2026	5,000	4,916
6.500% due 10/01/2025	2,000	1,993
7.750% due 02/01/2028	2,000	2,001
8.000% due 01/15/2027	8,500	8,617

Lumen Technologies, Inc.
4.000% due 02/15/2027	6,325	6,471
4.500% due 01/15/2029	3,750	3,638
5.800% due 03/15/2022	10,000	10,202

34	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 04/01/2024	$10,000	$11,087

NRG Energy, Inc.
3.375% due 02/15/2029	8,750	8,647
3.625% due 02/15/2031	10,000	9,835
3.875% due 02/15/2032	14,375	14,231
5.250% due 06/15/2029	7,750	8,254
6.625% due 01/15/2027	10,315	10,699

NSG Holdings LLC
7.750% due 12/15/2025	13,517	14,613

Pacific Gas & Electric Co.
2.500% due 02/01/2031	3,000	2,858
3.300% due 08/01/2040	1,800	1,664
3.500% due 08/01/2050	3,600	3,281

PG&E Corp.
5.000% due 07/01/2028 (i)	5,000	5,100
5.250% due 07/01/2030	10,000	10,250

Sprint Capital Corp.
6.875% due 11/15/2028	14,000	17,937
8.750% due 03/15/2032	25,000	37,378

Sprint Corp.
7.125% due 06/15/2024	20,000	22,789
7.625% due 02/15/2025	25,000	29,256
7.875% due 09/15/2023	45,000	50,337

Talen Energy Supply LLC
6.625% due 01/15/2028	3,000	2,788
7.250% due 05/15/2027	7,125	6,734
7.625% due 06/01/2028	5,000	4,696

Tallgrass Energy Partners LP
5.500% due 01/15/2028	10,000	10,256
6.000% due 12/31/2030	4,125	4,232
7.500% due 10/01/2025	4,250	4,606

Targa Resources Partners LP
4.000% due 01/15/2032	10,000	10,347
4.875% due 02/01/2031	12,500	13,500
5.000% due 01/15/2028	12,000	12,615
5.500% due 03/01/2030	12,500	13,684
5.875% due 04/15/2026	10,000	10,456
6.500% due 07/15/2027	7,000	7,556
6.875% due 01/15/2029	10,000	11,217

Telecom Italia Capital S.A.
6.375% due 11/15/2033	10,000	11,649
7.200% due 07/18/2036	5,000	6,131

TerraForm Power Operating LLC
4.250% due 01/31/2023	10,000	10,293
4.750% due 01/15/2030	7,500	7,856
5.000% due 01/31/2028	15,000	16,125

Transocean Poseidon Ltd.
6.875% due 02/01/2027	5,000	4,983

Transocean Proteus Ltd.
6.250% due 12/01/2024	4,675	4,697

		691,017

Total Corporate Bonds & Notes (Cost $9,340,524)		9,768,487

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Countrywide Alternative Loan Trust
2.587% due 10/25/2035 ^~	$16	$14

Countrywide Home Loan Mortgage Pass-Through Trust
2.999% due 02/20/2036 ^~	43	36

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 10/25/2021 ^	1	1

First Horizon Alternative Mortgage Securities Trust
2.343% due 10/25/2034 ~	10	10

GreenPoint Mortgage Funding Trust
0.286% due 10/25/2046 ^•	308	280
0.286% due 12/25/2046 ^•	299	292

GSR Mortgage Loan Trust
2.455% due 04/25/2035 ~	7	7

HarborView Mortgage Loan Trust
2.563% due 08/19/2036 ^~	19	19

Lehman XS Trust
0.566% due 09/25/2046 ^•	13	14

Residential Accredit Loans, Inc. Trust
4.255% due 09/25/2035 ^~	9	8

Structured Asset Mortgage Investments Trust
0.506% due 05/25/2036 •	649	574
0.587% due 07/19/2035 •	14	14

TBW Mortgage-Backed Trust
6.515% due 07/25/2037 þ	167	94

WaMu Mortgage Pass-Through Certificates Trust
0.906% due 12/25/2045 •	123	121

Total Non-Agency Mortgage-Backed Securities (Cost $1,233)		1,484

ASSET-BACKED SECURITIES 0.0%

Morgan Stanley Mortgage Loan Trust
0.806% due 04/25/2037 •	267	113

NovaStar Mortgage Funding Trust
0.186% due 03/25/2037 •	61	31

Total Asset-Backed Securities (Cost $258)		144

	SHARES
COMMON STOCKS 0.4%

ENERGY 0.1%

Noble Corp. (c)(h)	470,339	12,727

INDUSTRIALS 0.0%

Diamond Offshore Drilling, Inc. «(c)	57,365	333

Noble Corp. (c)	73,206	1,981

		2,314

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	35

Schedule of Investments PIMCO High Yield Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.0%

Kaleyra, Inc. (c)	4,311	$48

MATERIALS 0.3%

Associated Materials Group, Inc. «(c)(h)	3,684,112	25,973

Total Common Stocks (Cost $28,544)		41,062

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

U.S. TREASURY BILLS 0.0%
0.047% due 02/17/2022 - 03/24/2022 (d)(e)(l)	$1,426	1,426

Total Short-Term Instruments (Cost $1,426)		1,426

Total Investments in Securities (Cost $9,941,334)		10,384,244

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.9%

SHORT-TERM INSTRUMENTS 8.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.9%

PIMCO Short-Term Floating NAV Portfolio III	102,102,649	$1,006,936

Total Short-Term Instruments (Cost $1,004,345)		1,006,936

Total Investments in Affiliates (Cost $1,004,345)		1,006,936

Total Investments 101.4% (Cost $10,945,679)		$11,391,180

Financial Derivative Instruments (j)(k) (0.0)% (Cost or Premiums, net $82,066)		(401)

Other Assets and Liabilities, net (1.4)%		(158,105)

Net Assets 100.0%		$11,232,674

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

36	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Associated Materials Group, Inc.	08/24/2020	$23,394	$25,973	0.23%
Noble Corp.	02/05/2021 - 02/08/2021	5,150	12,727	0.11
Occidental Petroleum Corp. 5.500% due 12/01/2025	12/08/2020	10,000	11,087	0.10
Occidental Petroleum Corp. 6.125% due 01/01/2031	12/08/2020	2,000	2,403	0.02

		$40,544	$52,190	0.46%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
FBF	(2.250)%	07/27/2021	TBD	(2)	$(1,073)	$(1,072)
JML	(0.250)	09/09/2021	11/08/2021		(2,407)	(2,407)
	(0.250)	10/01/2021	12/01/2021		(1,549)	(1,549)
	(0.125)	09/09/2021	11/08/2021		(5,626)	(5,626)
	(0.070)	08/27/2021	10/25/2021		(27,649)	(27,648)
	(0.070)	09/07/2021	11/08/2021		(43,255)	(43,253)
	(0.070)	10/01/2021	12/01/2021		(1,955)	(1,955)
	(0.050)	09/07/2021	11/08/2021		(7,943)	(7,942)
JPS	(0.100)	09/09/2021	11/08/2021		(2,388)	(2,388)
RDR	(1.750)	08/26/2021	TBD	(2)	(8,025)	(8,011)
	(0.750)	10/28/2020	TBD	(2)	(3,042)	(3,020)
	(0.750)	02/05/2021	TBD	(2)	(463)	(460)
	(0.100)	01/29/2021	TBD	(2)	(7,632)	(7,627)

Total Reverse Repurchase Agreements						$(112,958)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FBF	$0	$(1,072)	$0	$(1,072)	$1,004	$(68)
JML	0	(90,380)	0	(90,380)	110,915	20,535
JPS	0	(2,388)	0	(2,388)	3,179	791
RDR	0	(19,118)	0	(19,118)	20,360	1,242

Total Borrowings and Other Financing Transactions	$0	$(112,958)	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	37

Schedule of Investments PIMCO High Yield Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(27,648)	$(61,616)	$(20,190)	$(109,454)

Total Borrowings	$0	$(27,648)	$(61,616)	$(20,190)	$(109,454)

Payable for reverse repurchase agreements(4)					$(109,454)

(i)	Securities with an aggregate market value of $135,458 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(105,879) at a weighted average interest rate of (0.131%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(3,504) is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-35 5-Year Index	5.000%	Quarterly	12/20/2025	$300,000	$26,775	$1,026	$27,801	$0	$(258)
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	360,000	35,845	(2,158)	33,687	0	(330)
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026	206,900	19,549	(32)	19,517	0	(259)

Total Swap Agreements					$82,169	$(1,164)	$81,005	$0	$(847)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(847)	$(847)

38	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Cash of $69,002 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2021	$		23,889		GBP	17,667	$0	$(84)
	11/2021		GBP	17,667	$		23,889	84	0
BPS	11/2021		CAD	7,150			5,713	69	0
CBK	11/2021		EUR	5,947			6,886	0	(6)
	11/2021	$		1,234		CHF	1,125	0	(26)
SCX	10/2021		EUR	40,220	$		47,508	918	0
	10/2021		GBP	17,667			24,211	406	0
	11/2021		EUR	40,220			46,638	24	0

Total Forward Foreign Currency Contracts								$1,501	$(116)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	0.124% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	$25,000	$(3)	$175	$172	$0
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.124% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	137,100	(42)	(531)	0	(573)
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	0.124% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	83,700	(25)	(280)	0	(305)
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.124% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	114,200	(33)	(200)	0	(233)

Total Swap Agreements								$(103)	$(836)	$172	$(1,111)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	39

Schedule of Investments PIMCO High Yield Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$84	$0	$0	$84	$(84)	$0	$0	$(84)	$0	$0	$0
BPS	69	0	172	241	0	0	0	0	241	(370)	(129)
BRC	0	0	0	0	0	0	(573)	(573)	(573)	694	121
CBK	0	0	0	0	(32)	0	0	(32)	(32)	0	(32)
GST	0	0	0	0	0	0	(305)	(305)	(305)	391	86
MYC	0	0	0	0	0	0	(233)	(233)	(233)	341	108
SCX	1,348	0	0	1,348	0	0	0	0	1,348	(1,260)	88

Total Over the Counter	$1,501	$0	$172	$1,673	$(116)	$0	$(1,111)	$(1,227)

(l)

Securities with an aggregate market value of $1,426 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,501	$0	$1,501
Swap Agreements	0	0	0	0	172	172

	$0	$0	$0	$1,501	$172	$1,673

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$847	$0	$0	$0	$847

Over the counter
Forward Foreign Currency Contract s	$0	$0	$0	$116	$0	$116
Swap Agreements	0	0	0	0	1,111	1,111

	$0	$0	$0	$116	$1,111	$1,227

	$0	$847	$0	$116	$1,111	$2,074

40	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$31,831	$0	$0	$(20)	$31,811

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,997	$0	$1,997
Swap Agreements	0	0	0	0	15,623	15,623

	$0	$0	$0	$1,997	$15,623	$17,620

	$0	$31,831	$0	$1,997	$15,603	$49,431

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(13,646)	$0	$0	$0	$(13,646)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,222)	$0	$(1,222)
Swap Agreements	0	0	0	0	(5,144)	(5,144)

	$0	$0	$0	$(1,222)	$(5,144)	$(6,366)

	$0	$(13,646)	$0	$(1,222)	$(5,144)	$(20,012)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$458,781	$112,860	$571,641
Corporate Bonds & Notes
Banking & Finance	0	1,068,183	0	1,068,183
Industrials	54,275	7,954,924	88	8,009,287
Utilities	0	691,017	0	691,017
Non-Agency Mortgage-Backed Securities	0	1,484	0	1,484
Asset-Backed Securities	0	144	0	144
Common Stocks
Energy	12,727	0	0	12,727
Industrials	0	1,981	333	2,314
Information Technology	48	0	0	48
Materials	0	0	25,973	25,973
Short-Term Instruments
U.S. Treasury Bills	0	1,426	0	1,426

	$67,050	$10,177,940	$139,254	$10,384,244

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,006,936	$0	$0	$1,006,936

Total Investments	$1,073,986	$10,177,940	$139,254	$11,391,180

Financial Derivative Instruments - Assets
Over the counter	$0	$1,673	$0	$1,673

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	41

Schedule of Investments PIMCO High Yield Fund (Cont.)

(Unaudited)

September 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(847)	$0	$(847)
Over the counter	0	(1,227)	0	(1,227)

	$0	$(2,074)	$0	$(2,074)

Total Financial Derivative Instruments	$0	$(401)	$0	$(401)

Totals	$1,073,986	$10,177,539	$139,254	$11,390,779

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$53,212	$0	$0	$0	$(127)	$59,775	$0	$112,860	$(127)
Corporate Bonds & Notes
Industrials	0	88	0	0	0	0	0	0	88	0
Common Stocks
Energy	8,333	0	0	0	0	4,394	0	(12,727)	0	0
Industrials	1,297	0	0	0	0	1,017	0	(1,981)	333	333
Information Technology	192	0	(274)	0	275	(193)	0	0	0	0
Materials	24,831	0	0	0	0	1,142	0	0	25,973	1,142

Totals	$34,653	$53,300	$(274)	$0	$275	$6,233	$59,775	$(14,708)	$139,254	$1,348

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs			Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$53,085	Proxy Pricing	Base Price		%	99.000	—
	59,775	Third Party Vendor	Broker Quote			99.625	—
Corporate Bonds & Notes
Industrials	88	Other Valuation Techniques(2)	—			—	—
Common Stocks
Industrials	333	Other Valuation Techniques(2)	—			—	—
Materials	25,973	Comparable Companies	EBITDA Multiple	x		8.850	—

Total	$139,254

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

42	PIMCO HIGH YIELD FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO High Yield Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	43

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund , if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

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Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed

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Notes to Financial Statements (Cont.)

by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign

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(non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

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methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates

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Notes to Financial Statements (Cont.)

from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset

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prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and

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Notes to Financial Statements (Cont.)

the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2021 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$746,376	$2,087,511	$(1,827,101)	$342	$(192)	$1,006,936	$911	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans

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by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and

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Notes to Financial Statements (Cont.)

other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2021, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or

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“Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Line of Credit  The Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Fund pays financing charges based on a combination of a London Interbank Offered Rate-based variable rate plus a credit spread. The Fund also pays a fee of 0.15% per annum on the unused commitment amounts. As of September 30, 2021, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statement of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by the Fund are disclosed as part of the interest expense on the Statement of Operations.

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Notes to Financial Statements (Cont.)

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

$335,000,000	08/30/2022	$693,992

*	Maximum available commitment prior to renewal on August 31, 2021, for the Fund was $ 559,000,000.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a

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security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended September 30, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of

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Notes to Financial Statements (Cont.)

operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are

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recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified

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Notes to Financial Statements (Cont.)

return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues

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as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of

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Notes to Financial Statements (Cont.)

reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

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Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

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Notes to Financial Statements (Cont.)

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

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Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general

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obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.30%	0.40%	0.50%(1)	0.30%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	67

Notes to Financial Statements (Cont.)

shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2021, the Distributor retained $2,356,447 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and

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approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, the amount was $13,822.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures,

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	69

Notes to Financial Statements (Cont.)

each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$55,170	$99,859

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$0	$77,069	$1,984,544	$1,895,958

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	186,337	$1,689,393	845,592	$7,258,418

I-2	15,600	141,583	42,584	369,441

I-3	995	9,016	7,141	62,169

Administrative Class	16,518	149,788	33,870	298,139

Class A	5,700	51,672	19,863	173,430

Class C	208	1,886	1,292	11,197

Class R	518	4,706	1,993	17,305

Issued as reinvestment of distributions

Institutional Class	19,464	176,723	41,594	365,473

I-2	1,130	10,261	1,834	16,114

I-3	131	1,193	162	1,436

Administrative Class	1,041	9,452	1,745	15,335

Class A	1,389	12,610	2,821	24,726

Class C	56	513	200	1,748

Class R	78	709	155	1,358

Cost of shares redeemed

Institutional Class	(220,604)	(1,995,989)	(605,483)	(5,298,563)

I-2	(10,705)	(97,061)	(30,745)	(266,630)

I-3	(524)	(4,760)	(2,774)	(24,179)

Administrative Class	(11,580)	(105,235)	(27,183)	(237,979)

Class A	(5,896)	(53,481)	(21,489)	(187,475)

Class C	(730)	(6,617)	(5,580)	(49,312)

Class R	(478)	(4,340)	(1,551)	(13,611)

Net increase (decrease) resulting from Fund share transactions	(1,352)	$(7,978)	306,041	$2,538,540

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

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Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2021

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$33,856

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$11,032,737	$491,154	$(51,260)	$439,894

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

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Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JML	JP Morgan Securities Plc
BPS	BNP Paribas S.A.	JPS	J.P. Morgan Securities LLC
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	RDR	RBC Capital Markets LLC
FBF	Credit Suisse International	SCX	Standard Chartered Bank, London
GST	Goldman Sachs International

Currency Abbreviations:
CAD	Canadian Dollar	GBP	British Pound
CHF	Swiss Franc	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
DAC	Designated Activity Company	TBA	To-Be-Announced
EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBD	To-Be-Determined
LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
PIK	Payment-in-Kind

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	73

Approval of Investment Advisory Contract and Other Agreements

At a meeting held on August 24-25, 2021, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2022. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2022. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC (d/b/a Gurtin Municipal Bond Management (“Gurtin”)), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2022 (collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2022.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information

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(Unaudited)

regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 24-25, 2021 meeting. The Independent Trustees also met via video conference with Counsel on July 15, 2021 and August 3, 2021, and conducted a video conference meeting on August 6, 2021 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the impact of the launch of portfolios of the PIMCO Funds Private Account Portfolio Series on certain of the Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including completion of the build-out of a new data center; funding projects and initiatives in support of the Funds; investing in trading and technology infrastructure; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; development of a global tax management application that enables investment professionals to access foreign market and security tax information on a real-time basis; enhancing PIMCO’s oversight over certain of the Funds’ service providers, including with respect to a service provider’s review of certain financial reporting procedures and the use of proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to improve user interface efficiency and experience; implementing a contingent NAV process; advocating in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; launching an internal process to seek to automate a number of operational processes; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO

76	PIMCO HIGH YIELD FUND

(Unaudited)

California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates and Gurtin under the applicable Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 and other performance data, as available, over short- and long-term periods ended June 30, 2021 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of

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investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2021. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer

78	PIMCO HIGH YIELD FUND

(Unaudited)

Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the

80	PIMCO HIGH YIELD FUND

(Unaudited)

Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

82	PIMCO HIGH YIELD FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4020SAR_093021

PIMCO FUNDS

Semiannual Report

September 30, 2021

PIMCO Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank, if you do not already.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2021. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2021

The global economy continued to be affected by the COVID-19 pandemic (“COVID-19”). Looking back, first-quarter 2021 U.S. annualized gross domestic product (“GDP”) growth was 6.3% and 6.7% during the second quarter of 2021. The Commerce Department’s initial estimate for third-quarter annualized GDP growth was 2.0%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion per month of Treasury securities and $40 billion per month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed moved up its forecast for the first set of rate hikes. As of the date of this letter, the central bank expects two interest rate increases by the end of 2023. In its March 2021 projections, the Fed anticipated no increases until at least 2024. In addition, Fed Chair Jerome Powell maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” Finally, at its September 2021 meeting, the Fed said, “If [economic] progress continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted.”

Economies outside the U.S. also continued to be affected by COVID-19. In its October 2021 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.0% in 2021, compared to a 3.4% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the Eurozone, U.K. and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.3%, -9.8% and -4.6%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low and continued its asset purchase program. In July 2021, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Finally, at

2	PIMCO INCOME FUND

its meeting in September 2021, the ECB left its main interest rates unchanged but dialed down “moderately” its pace of asset purchases in the fourth quarter of 2021. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond-buying program. In June 2021, the Bank of England said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19 relief program by at least six months.

Short-term U.S. Treasury yields moved higher, whereas long-term yields declined during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.52% at the end of the reporting period versus 1.74% on March 31, 2021. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 0.71%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 2.17%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generally produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.38%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.38%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 0.32%.

Despite periods of volatility, global equities, in aggregate, produced solid results. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.18%, partially fueled by strong investor demand. Global equities, as represented by the MSCI World Index, returned 7.74%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.45%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), gained 1.63% and European equities, as represented by the MSCI Europe Index (in EUR), returned 7.25%.

Commodity prices were volatile, but produced positive results. When the reporting period began, Brent crude oil was approximately $63 a barrel. Brent crude oil ended the reporting period at roughly $79 a barrel. We believe that a driver of the increase in oil price is stronger demand as global growth improved. Elsewhere, copper and gold prices also moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to economic growth expectations, changing central bank monetary policies, rising inflation, and several geopolitical events. The U.S. dollar strengthened against several major currencies. For example, the U.S. dollar returned 1.28%, 2.24% and 0.51% versus the euro, the British pound and the Japanese yen, respectively.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	3

Chairman’s Letter (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INCOME FUND

Important Information About the PIMCO Income Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Income Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	5

Important Information About the PIMCO Income Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and

6	PIMCO INCOME FUND

represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Income Fund	03/30/07	03/30/07	04/30/08	04/27/18	03/30/07	03/30/07	03/30/07	03/30/07	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	7

Important Information About the PIMCO Income Fund (Cont.)

adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also

8	PIMCO INCOME FUND

defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	9

PIMCO Income Fund

Cumulative Returns Through September 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2021

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/30/07)
PIMCO Income Fund Institutional Class	2.60%	7.00%	5.33%	7.08%	7.81%
PIMCO Income Fund I-2	2.55%	6.89%	5.23%	6.98%	7.70%
PIMCO Income Fund I-3	2.52%	6.84%	5.16%	6.88%	7.59%
PIMCO Income Fund Administrative Class	2.47%	6.73%	5.07%	6.83%	7.55%
PIMCO Income Fund Class A	2.40%	6.57%	4.91%	6.67%	7.37%
PIMCO Income Fund Class A (adjusted)	(1.47)%	2.54%	4.11%	6.26%	7.09%
PIMCO Income Fund Class C	2.01%	5.78%	4.13%	5.91%	6.60%
PIMCO Income Fund Class C (adjusted)	1.01%	4.78%	4.13%	5.91%	6.60%
PIMCO Income Fund Class R	2.27%	6.31%	4.65%	6.41%	7.11%
Bloomberg U.S. Aggregate Index	1.88%	(0.90)%	2.94%	3.01%	4.12%
Lipper Multi-Sector Income Funds Average	2.38%	6.07%	4.20%	4.72%	5.06%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 03/31/2007.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.62% for Institutional Class shares, 0.72% for I-2 shares, 0.82% for I-3 shares, 0.87% for Administrative Class shares, 1.02% for Class A shares, 1.77% for Class C shares and 1.27% for Class R shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO INCOME FUND

Institutional Class - PIMIX	I-2 - PONPX	I-3 - PIPNX	Administrative Class - PIINX
Class A - PONAX	Class C - PONCX	Class R - PONRX

Allocation Breakdown as of September 30, 2021†§

Non-Agency Mortgage-Backed Securities	26.3%
Corporate Bonds & Notes	20.2%
U.S. Government Agencies	17.4%
Asset-Backed Securities	12.2%
U.S. Treasury Obligations	9.8%
Sovereign Issues	7.4%
Loan Participations and Assignments	3.2%
Preferred Securities	1.4%
Short-Term Instruments‡	1.0%
Other	1.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. duration contributed to performance, specifically in the 7-10 year portion of the US curve, as interest rates in the 7-10 year portion of the US curve decreased.

»	Holdings of non-agency mortgage backed securities (“MBS”) contributed to performance, as prices for these securities appreciated.

»	Holdings of high yield corporate credit contributed to performance, as these securities posted positive returns.
»	Holdings of emerging market currencies, including the Russian ruble and Brazilian real, contributed to performance, as these currencies appreciated versus the U.S. dollar.

»	Exposure to emerging market local debt detracted from performance, as emerging market local interest rates largely rose.

»	Exposure to US Agency MBS detracted from performance, as spreads widened.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	11

Expense Example PIMCO Income Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2021 to September 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Beginning Account Value (04/01/21)	Ending Account Value (09/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,026.00	$2.59	$1,000.00	$1,022.51	$2.59	0.51%
I-2	1,000.00	1,025.50	3.10	1,000.00	1,022.01	3.09	0.61
I-3	1,000.00	1,025.20	3.35	1,000.00	1,021.76	3.35	0.66
Administrative Class	1,000.00	1,024.70	3.86	1,000.00	1,021.26	3.85	0.76
Class A	1,000.00	1,024.00	4.62	1,000.00	1,020.51	4.61	0.91
Class C	1,000.00	1,020.10	8.41	1,000.00	1,016.75	8.39	1.66
Class R	1,000.00	1,022.70	5.88	1,000.00	1,019.25	5.87	1.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO INCOME FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg U.S. Aggregate Index	Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	13

Financial Highlights PIMCO Income Fund (Consolidated)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2021 - 09/30/2021+	$11.98	$0.22	$0.09	$0.31	$(0.24)	$0.00	$0.00	$(0.24)

03/31/2021	10.97	0.46	1.09	1.55	(0.26)	0.00	(0.28)	(0.54)

03/31/2020	12.00	0.54	(0.87)	(0.33)	(0.70)	0.00	0.00	(0.70)

03/31/2019	12.21	0.56	(0.10)	0.46	(0.67)	0.00	0.00	(0.67)

03/31/2018	12.24	0.56	0.08	0.64	(0.67)	0.00	0.00	(0.67)

03/31/2017	11.77	0.57	0.57	1.14	(0.58)	0.00	(0.09)	(0.67)

I-2

04/01/2021 - 09/30/2021+	11.98	0.22	0.08	0.30	(0.23)	0.00	0.00	(0.23)

03/31/2021	10.97	0.45	1.09	1.54	(0.25)	0.00	(0.28)	(0.53)

03/31/2020	12.00	0.53	(0.87)	(0.34)	(0.69)	0.00	0.00	(0.69)

03/31/2019	12.21	0.55	(0.11)	0.44	(0.65)	0.00	0.00	(0.65)

03/31/2018	12.24	0.54	0.08	0.62	(0.65)	0.00	0.00	(0.65)

03/31/2017	11.77	0.56	0.56	1.12	(0.56)	0.00	(0.09)	(0.65)

I-3

04/01/2021 - 09/30/2021+	11.98	0.22	0.08	0.30	(0.23)	0.00	0.00	(0.23)

03/31/2021	10.97	0.44	1.09	1.53	(0.24)	0.00	(0.28)	(0.52)

03/31/2020	12.00	0.52	(0.87)	(0.35)	(0.68)	0.00	0.00	(0.68)

04/27/2018 - 03/31/2019	12.10	0.52	(0.03)	0.49	(0.59)	0.00	0.00	(0.59)

Administrative Class

04/01/2021 - 09/30/2021+	11.98	0.21	0.08	0.29	(0.22)	0.00	0.00	(0.22)

03/31/2021	10.97	0.43	1.09	1.52	(0.23)	0.00	(0.28)	(0.51)

03/31/2020	12.00	0.51	(0.87)	(0.36)	(0.67)	0.00	0.00	(0.67)

03/31/2019	12.21	0.53	(0.10)	0.43	(0.64)	0.00	0.00	(0.64)

03/31/2018	12.24	0.52	0.09	0.61	(0.64)	0.00	0.00	(0.64)

03/31/2017	11.77	0.54	0.57	1.11	(0.55)	0.00	(0.09)	(0.64)

Class A

04/01/2021 - 09/30/2021+	11.98	0.20	0.09	0.29	(0.22)	0.00	0.00	(0.22)

03/31/2021	10.97	0.41	1.10	1.51	(0.22)	0.00	(0.28)	(0.50)

03/31/2020	12.00	0.49	(0.87)	(0.38)	(0.65)	0.00	0.00	(0.65)

03/31/2019	12.21	0.51	(0.10)	0.41	(0.62)	0.00	0.00	(0.62)

03/31/2018	12.24	0.51	0.08	0.59	(0.62)	0.00	0.00	(0.62)

03/31/2017	11.77	0.53	0.56	1.09	(0.53)	0.00	(0.09)	(0.62)

14	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.05	2.60%	$82,076,628	0.51	%*	0.51	%*	0.50	%*	0.50	%*	3.71	%*	148%

11.98	14.37	74,544,238	0.62		0.62		0.50		0.50		3.91		396

10.97	(3.09)	59,316,252	1.09		1.09		0.50		0.50		4.51		421

12.00	3.91	61,701,317	1.05		1.05		0.50		0.50		4.71		472

12.21	5.27	52,201,634	0.72	(e)	0.72	(e)	0.48	(e)	0.48	(e)	4.51		266

12.24	9.90	33,638,113	0.48		0.48		0.45		0.45		4.73		190

12.05	2.55	36,820,864	0.61	*	0.61	*	0.60	*	0.60	*	3.61	*	148

11.98	14.26	34,285,486	0.72		0.72		0.60		0.60		3.81		396

10.97	(3.19)	29,064,542	1.19		1.19		0.60		0.60		4.40		421

12.00	3.80	26,387,730	1.15		1.15		0.60		0.60		4.60		472

12.21	5.17	25,015,439	0.82	(f)	0.82	(f)	0.58	(f)	0.58	(f)	4.41		266

12.24	9.79	16,623,094	0.58		0.58		0.55		0.55		4.63		190

12.05	2.52	1,101,803	0.66	*	0.71	*	0.65	*	0.70	*	3.56	*	148

11.98	14.21	1,020,788	0.77		0.82		0.65		0.70		3.76		396

10.97	(3.24)	678,734	1.24		1.29		0.65		0.70		4.33		421

12.00	4.24	408,716	1.20	*	1.25	*	0.65	*	0.70	*	4.75	*	472

12.05	2.47	478,023	0.76	*	0.76	*	0.75	*	0.75	*	3.47	*	148

11.98	14.09	454,978	0.87		0.87		0.75		0.75		3.66		396

10.97	(3.33)	403,685	1.34		1.34		0.75		0.75		4.25		421

12.00	3.65	417,229	1.30		1.30		0.75		0.75		4.46		472

12.21	5.01	401,440	0.97	(e)	0.97	(e)	0.73	(e)	0.73	(e)	4.26		266

12.24	9.64	343,576	0.73		0.73		0.70		0.70		4.47		190

12.05	2.40	17,296,197	0.91	*	0.91	*	0.90	*	0.90	*	3.31	*	148

11.98	13.92	17,240,908	1.02		1.02		0.90		0.90		3.52		396

10.97	(3.48)	15,928,413	1.49		1.49		0.90		0.90		4.12		421

12.00	3.49	21,103,370	1.45		1.45		0.90		0.90		4.29		472

12.21	4.85	25,214,615	1.12	(g)	1.12	(g)	0.88	(g)	0.88	(g)	4.16		266

12.24	9.47	8,940,045	0.88		0.88		0.85		0.85		4.36		190

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	15

Financial Highlights PIMCO Income Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2021 - 09/30/2021+	$11.98	$0.15	$0.09	$0.24	$(0.17)	$0.00	$0.00	$(0.17)

03/31/2021	10.97	0.32	1.10	1.42	(0.13)	0.00	(0.28)	(0.41)

03/31/2020	12.00	0.40	(0.87)	(0.47)	(0.56)	0.00	0.00	(0.56)

03/31/2019	12.21	0.42	(0.10)	0.32	(0.53)	0.00	0.00	(0.53)

03/31/2018	12.24	0.41	0.08	0.49	(0.52)	0.00	0.00	(0.52)

03/31/2017	11.77	0.43	0.57	1.00	(0.44)	0.00	(0.09)	(0.53)

Class R

04/01/2021 - 09/30/2021+	11.98	0.19	0.08	0.27	(0.20)	0.00	0.00	(0.20)

03/31/2021	10.97	0.38	1.10	1.48	(0.19)	0.00	(0.28)	(0.47)

03/31/2020	12.00	0.46	(0.87)	(0.41)	(0.62)	0.00	0.00	(0.62)

03/31/2019	12.21	0.48	(0.10)	0.38	(0.59)	0.00	0.00	(0.59)

03/31/2018	12.24	0.48	0.08	0.56	(0.59)	0.00	0.00	(0.59)

03/31/2017	11.77	0.49	0.57	1.06	(0.50)	0.00	(0.09)	(0.59)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(e)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.25%.
(f)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.35%.
(g)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.40%.

16	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.05	2.01%	$6,616,753	1.66	%*	1.66	%*	1.65	%*	1.65	%*	2.56	%*	148%

11.98	13.08	7,005,169	1.77		1.77		1.65		1.65		2.77		396

10.97	(4.20)	7,924,011	2.24		2.24		1.65		1.65		3.36		421

12.00	2.72	8,344,530	2.20		2.20		1.65		1.65		3.55		472

12.21	4.07	9,122,805	1.87	(g)	1.87	(g)	1.63	(g)	1.63	(g)	3.35		266

12.24	8.68	7,916,026	1.63		1.63		1.60		1.60		3.60		190

12.05	2.27	548,411	1.16	*	1.16	*	1.15	*	1.15	*	3.06	*	148

11.98	13.64	542,629	1.27		1.27		1.15		1.15		3.26		396

10.97	(3.72)	512,039	1.74		1.74		1.15		1.15		3.85		421

12.00	3.23	489,890	1.70		1.70		1.15		1.15		4.06		472

12.21	4.59	449,900	1.37	(g)	1.37	(g)	1.13	(g)	1.13	(g)	3.86		266

12.24	9.20	324,987	1.13		1.13		1.10		1.10		4.07		190

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	17

Consolidated Statement of Assets and Liabilities PIMCO Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$155,808,843
Investments in Affiliates	2,051,880

Financial Derivative Instruments
Exchange-traded or centrally cleared	88,711
Over the counter	804,062
Cash	8,825
Deposits with counterparty	34,172
Foreign currency, at value	367,402
Receivable for investments sold	2,655,672
Receivable for TBA investments sold	24,043,737
Receivable for Fund shares sold	206,976
Interest and/or dividends receivable	710,243
Dividends receivable from Affiliates	28
Reimbursement receivable from PIMCO	45
Other assets	10

Total Assets	186,780,606

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$4,011,355
Payable for sale-buyback transactions	262,818
Payable for short sales	6,923,449

Financial Derivative Instruments
Exchange-traded or centrally cleared	116,921
Over the counter	424,755
Payable for investments purchased	4,372,795
Payable for investments in Affiliates purchased	28
Payable for TBA investments purchased	24,525,100
Payable for unfunded loan commitments	180,340
Deposits from counterparty	571,695
Payable for Fund shares redeemed	330,544
Distributions payable	45,033
Accrued investment advisory fees	29,615
Accrued supervisory and administrative fees	35,860
Accrued distribution fees	4,322
Accrued servicing fees	5,046
Accrued taxes payable	2,027
Other liabilities	224

Total Liabilities	41,841,927

Net Assets	$144,938,679

Net Assets Consist of:

Paid in capital	$143,460,017
Distributable earnings (accumulated loss)	1,478,662

Net Assets	$144,938,679

Cost of investments in securities	$151,404,784
Cost of investments in Affiliates	$2,019,109
Cost of foreign currency held	$373,112
Proceeds received on short sales	$6,930,411
Cost or premiums of financial derivative instruments, net	$384,678

* Includes repurchase agreements of:	$17,087

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INCOME FUND	See Accompanying Notes

September 30, 2021 (Unaudited)

Net Assets:

Institutional Class	$82,076,628
I-2	36,820,864
I-3	1,101,803
Administrative Class	478,023
Class A	17,296,197
Class C	6,616,753
Class R	548,411

Shares Issued and Outstanding:

Institutional Class	6,811,813
I-2	3,055,869
I-3	91,443
Administrative Class	39,673
Class A	1,435,458
Class C	549,131
Class R	45,514

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.05
I-2	12.05
I-3	12.05
Administrative Class	12.05
Class A	12.05
Class C	12.05
Class R	12.05

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	19

Consolidated Statement of Operations PIMCO Income Fund

Six Months Ended September 30, 2021 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$2,923,627
Dividends, net of foreign taxes**	45,246
Dividends from Investments in Affiliates	1,821
Total Income	2,970,694

Expenses:

Investment advisory fees	175,641
Supervisory and administrative fees	213,231
Distribution and/or servicing fees - Administrative Class	597
Distribution fees - Class C	25,640
Distribution fees - Class R	687
Servicing fees - Class A	21,724
Servicing fees - Class C	8,547
Servicing fees - Class R	687
Trustee fees	313
Interest expense	9,458
Miscellaneous expense	87
Total Expenses	456,612
Waiver and/or Reimbursement by PIMCO	(264)
Net Expenses	456,348

Net Investment Income (Loss)	2,514,346

Net Realized Gain (Loss):

Investments in securities	612,688
Investments in Affiliates	4,567
Exchange-traded or centrally cleared financial derivative instruments	651,751
Over the counter financial derivative instruments	729,235
Short sales	308
Foreign currency	(90,691)

Net Realized Gain (Loss)	1,907,858

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	560,495
Investments in Affiliates	165,850
Exchange-traded or centrally cleared financial derivative instruments	(1,929,351)
Over the counter financial derivative instruments	138,900
Foreign currency assets and liabilities	151,570

Net Change in Unrealized Appreciation (Depreciation)	(912,536)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,509,668

* Foreign tax withholdings - Interest	$1,583
** Foreign tax withholdings - Dividends	$110

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO INCOME FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Income Fund

(Amounts in thousands†)	Six Months Ended September 30, 2021 (Unaudited)	Year Ended March 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,514,346	$4,715,413
Net realized gain (loss)	1,907,858	(1,358,224)
Net change in unrealized appreciation (depreciation)	(912,536)	12,757,015

Net Increase (Decrease) in Net Assets Resulting from Operations	3,509,668	16,114,204

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,554,189)	(1,485,409)
I-2	(694,627)	(678,114)
I-3	(20,184)	(17,035)
Administrative Class	(8,876)	(8,631)
Class A	(310,047)	(310,018)
Class C	(96,346)	(88,659)
Class R	(9,113)	(8,520)

Tax basis return of capital
Institutional Class	0	(1,604,266)
I-2	0	(760,828)
I-3	0	(19,912)
Administrative Class	0	(10,398)
Class A	0	(400,887)
Class C	0	(186,282)
Class R	0	(12,722)

Total Distributions(a)	(2,693,382)	(5,591,681)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	9,028,197	10,743,997

Total Increase (Decrease) in Net Assets	9,844,483	21,266,520

Net Assets:

Beginning of period	135,094,196	113,827,676
End of period	$144,938,679	$135,094,196

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	21

Consolidated Schedule of Investments PIMCO Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.5%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~	$103,645	$107,288

Air Canada
4.250% (LIBOR03M + 3.500%) due 08/11/2028 ~	43,800	44,046

Altice France S.A.
4.125% (LIBOR03M + 4.000%) due 08/14/2026 ~	51,782	51,731

American Builders & Contractors Supply Co., Inc.
2.084% (LIBOR03M + 2.000%) due 01/15/2027 ~	26,813	26,675

Aramark Services, Inc.
1.834% (LIBOR03M + 1.750%) due 03/11/2025 ~	9,978	9,783

Atlantic Aviation LLC
TBD% due 09/22/2028	8,600	8,604

Avantor, Inc.
2.500% (LIBOR03M + 2.000%) due 11/21/2024 ~	1,915	1,916

Avolon TLB Borrower (U.S.) LLC
2.250% (LIBOR03M + 1.500%) due 02/12/2027 ~	15,626	15,491
2.500% (LIBOR03M + 1.750%) due 01/15/2025 ~	33,008	32,902
2.750% (LIBOR03M + 2.250%) due 12/01/2027 ~	20,709	20,741

AWAS Aviation Capital Ltd.
4.870% due 10/07/2021 «(l)	20,268	20,268

Axalta Coating Systems U.S. Holdings, Inc.
1.882% (LIBOR03M + 1.750%) due 06/01/2024 ~	3,605	3,599

Bausch Health Cos., Inc.
2.834% (LIBOR03M + 2.750%) due 11/27/2025 ~	13,671	13,648
3.084% (LIBOR03M + 3.000%) due 06/02/2025 ~	17,106	17,103

Boeing Co.
1.366% (LIBOR03M + 1.250%) due 02/07/2022 ~	23,812	23,823

Britannia Property Owner LLC
5.150% (LIBOR03M + 3.200%) due 10/09/2021 «~(l)	47,500	46,985

BWAY Holding Co.
3.334% (LIBOR03M + 3.250%) due 04/03/2024 ~	9,393	9,216

Caesars Resort Collection LLC
2.834% (LIBOR03M + 2.750%) due 12/23/2024 ~	221,926	220,874

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% (LIBOR03M + 3.500%) due 07/21/2025 ~		$86,328	$86,534

Camelot U.S. Acquisition Co.
3.084% (LIBOR03M + 3.000%) due 10/30/2026 ~		3,341	3,335

Carnival Corp.
3.750% (LIBOR03M + 3.000%) due 06/30/2025 ~		225,840	225,275
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	99,971	115,846

Cengage Learning, Inc.
5.750% (LIBOR03M + 4.750%) due 06/29/2026 ~		$90,006	90,698

CenturyLink, Inc.
2.334% (LIBOR03M + 2.250%) due 03/15/2027 ~		27,599	27,331

Charter Communications Operating LLC
1.840% (LIBOR03M + 1.750%) due 02/01/2027 ~		12,006	11,943

Clear Channel Outdoor Holdings, Inc.
3.629% (LIBOR03M + 3.500%) due 08/21/2026 ~		13,384	13,127

CommScope, Inc.
3.334% (LIBOR03M + 3.250%) due 04/06/2026 ~		31,948	31,833

Cornerstone Building Brands, Inc.
3.750% (LIBOR03M + 3.250%) due 04/12/2028		44,083	44,078

Dell International LLC
2.000% (LIBOR03M + 1.750%) due 09/19/2025		8,658	8,667

Delos Finance S.a.r.l.
1.882% (LIBOR03M + 1.750%) due 10/06/2023 ~		19,850	19,859

DirecTV Financing LLC
5.750% (LIBOR03M + 5.000%) due 07/22/2027		79,900	80,058

Elanco Animal Health, Inc.
1.836% (LIBOR03M + 1.750%) due 08/01/2027 ~		18,677	18,473

Emerald TopCo, Inc.
3.584% (LIBOR03M + 3.500%) due 07/24/2026 ~		6,194	6,161

Encina Private Credit LLC
TBD% - 4.572% (LIBOR03M + 3.572%) due 11/30/2025 «~µ		232,200	232,200

Envision Healthcare Corp.
3.834% (LIBOR03M + 3.750%) due 10/10/2025 ~		261,068	233,003

Fidere Gestion De Vivienda
2.500% (EUR003M + 2.500%) due 08/15/2023 «~(l)	EUR	84,309	94,115

22	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fleet U.S. Bidco, Inc.
3.084% (LIBOR03M + 3.000%) due 10/07/2026 «~		$1,327	$1,319

Ford Motor Co.
1.840% (LIBOR03M + 1.750%) due 12/31/2022 «		36,429	36,155

Forest City Enterprises LP
3.584% (LIBOR03M + 3.500%) due 12/08/2025 ~		16,870	16,691

GHH Holdings Ltd.
1.927% (BP0003M + 1.850%) due 12/04/2024 «~(l)	GBP	75,000	97,676

Golden Nugget, Inc.
3.250% (LIBOR03M + 2.500%) due 10/04/2023 ~		$268	267

Grifols Worldwide Operations USA, Inc.
2.072% (LIBOR03M + 2.000%) due 11/15/2027 ~		3,310	3,261

GVC Holdings, Inc.
TBD% due 03/29/2024	EUR	19,717	22,752

Hertz Corp.
4.000% (LIBOR03M + 3.500%) due 06/30/2028		$14,530	14,556

Hilton Worldwide Finance LLC
1.836% (LIBOR03M + 1.750%) due 06/22/2026 ~		126,904	125,984

Hotel (PL Property) Ltd.
1.978% (BP0003M + 1.900%) due 02/07/2023 «~(l)	GBP	54,000	72,202

ICON Luxembourg SARL
3.000% (LIBOR03M + 2.500%) due 07/03/2028		$76,689	77,040

iHeartCommunications, Inc.
3.084% (LIBOR03M + 3.000%) due 05/01/2026		2,695	2,679

INEOS Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	57,474	66,359

Intelsat Jackson Holdings S.A.
TBD% - 5.750% (LIBOR03M + 4.750%) due 10/13/2022 «~µ		$162,527	161,295

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% (PRIME + 4.750%) due 11/27/2023 ~		$143,144	$145,112
8.625% due 01/02/2024 ~		7,520	7,670
8.750% (PRIME + 5.500%) due 01/02/2024 ~		8,166	8,330

IRB Holding Corp.
2.750% - 3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		7,141	7,141

Isla Vista Owner LLC
4.223% (LIBOR03M + 2.674%) due 05/09/2022 «~(l)		53,500	53,528

Kiinteisto oy Paulon Talo
2.300% (EUR003M + 2.300%) due 11/15/2021 «~(l)	EUR	39,497	45,607
2.350% (EUR003M + 2.350%) due 11/15/2021 «~(l)		27,158	31,359

Lealand Finance Company B.V.
1.084% (LIBOR03M + 1.000%) due 06/30/2025 ~		$5,423	2,417
3.084% (LIBOR03M + 3.000%) due 06/30/2024 «~		2,410	1,446

Marriott Ownership Resorts, Inc.
1.834% (LIBOR03M + 1.750%) due 08/29/2025 ~		8,758	8,635

Medline Industries, Inc.
TBD% due 08/04/2022 «		668,400	660,136

MH Sub LLC
3.584% (LIBOR03M + 3.500%) due 09/13/2024 ~		19,516	19,488

Nielsen Finance LLC
2.083% (LIBOR03M + 2.000%) due 10/04/2023 ~		18,491	18,486

Ortho-Clinical Diagnostics S.A.
3.083% (LIBOR03M + 3.000%) due 06/30/2025 ~		4,895	4,896

Pacific Gas & Electric Co.
2.375% (LIBOR03M + 2.250%) due 01/03/2022 ~		67,850	67,045

Parexel International Corp.
2.834% (LIBOR03M + 2.750%) due 09/27/2024 ~		9,309	9,305

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	23

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petco Health & Wellness Co.
4.000% (LIBOR03M + 3.250%) due 03/03/2028 ~		$65,681	$65,728

PetSmart, Inc.
4.500% (LIBOR03M + 3.750%) due 02/11/2028		13,200	13,250

Project Bull
2.085% (LIBOR03M + 2.000%) due 03/11/2022 «~		50,427	50,697

PUG LLC
3.584% (LIBOR03M + 3.500%) due 02/12/2027 ~		7,210	7,065

RegionalCare Hospital Partners Holdings, Inc.
3.835% (LIBOR03M + 3.750%) due 11/16/2025 ~		9,260	9,256

SBA Senior Finance LLC
1.840% (LIBOR03M + 1.750%) due 04/11/2025 ~		5,805	5,756

Scientific Games International, Inc.
2.834% (LIBOR03M + 2.750%) due 08/14/2024		9,228	9,195

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		47,854	48,632
11.750% (LIBOR03M + 10.750%) due 04/28/2024 «~		15,179	15,103

Serta Simmons Bedding LLC
4.500% (LIBOR03M + 3.500%) due 11/08/2023 ~		4,966	3,436

Sierra Hamilton LLC
15.000% due 09/12/2023 «~		3	3

Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	42,800	48,293

Sinclair Television Group, Inc.
2.590% (LIBOR03M + 2.500%) due 09/30/2026 ~		$12,128	11,940

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		101,875	108,452

Sotera Health Holdings LLC
3.250% (LIBOR03M + 2.750%) due 12/11/2026 «		29,413	29,302

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SS&C Technologies Holdings Europe S.a.r.l.
1.834% (LIBOR03M + 1.750%) due 04/16/2025 ~		$14,876	$14,745

SS&C Technologies, Inc.
1.834% (LIBOR03M + 1.750%) due 04/16/2025 ~		19,541	19,369

Starfruit Finco B.V
2.832% (LIBOR03M + 2.750%) due 10/01/2025 ~		33,830	33,646

Sunshine Luxembourg S.a.r.l.
4.500% (LIBOR03M + 3.750%) due 10/01/2026		53,225	53,429

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		26,110	26,141

Tawny Funding S.A.
3.250% (EUR003M + 3.250%) due 03/16/2023 «~(l)	EUR	222,288	209,594

TransDigm, Inc.
2.334% (LIBOR03M + 2.250%) due 08/22/2024		$18,259	18,080
2.334% (LIBOR03M + 2.250%) due 05/30/2025		15,778	15,599
2.334% (LIBOR03M + 2.250%) due 12/09/2025		32,790	32,416

U.S. Renal Care, Inc.
5.084% (LIBOR03M + 5.000%) due 06/26/2026 ~		22,774	22,764

Uber Technologies, Inc.
3.584% (LIBOR03M + 3.500%) due 04/04/2025		7,307	7,314
3.584% (LIBOR03M + 3.500%) due 02/25/2027		2,089	2,090

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028		76,507	77,206

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		175,487	175,518

Westmoreland Coal Company (15.000% PIK)
15.000% due 03/15/2029 ~(d)		12,295	2,551

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		27,820	27,972

24	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wyndham Hotels & Resorts, Inc.
1.835% (LIBOR03M + 1.750%) due 05/30/2025 ~		$12,804	$12,723

Zayo Group Holdings, Inc.
3.084% (LIBOR03M + 3.000%) due 03/09/2027 ~		84,580	83,942

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038 ~		16,004	15,620

Total Loan Participations and Assignments (Cost $5,129,522)			5,082,893

CORPORATE BONDS & NOTES 22.0%

BANKING & FINANCE 9.1%

AIB Group PLC
4.263% due 04/10/2025 •		69,645	74,694

Ally Financial, Inc.
8.000% due 11/01/2031		29,130	42,038

Ambac Assurance Corp.
5.100% due 12/31/2099 (j)		197	280

American Assets Trust LP
3.375% due 02/01/2031		47,900	49,679

Asian Development Bank
4.700% due 03/12/2024	MXN	189,200	8,795

Aviation Capital Group LLC
2.875% due 01/20/2022		$2,605	2,619

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		127,356	125,361
3.250% due 02/15/2027		7,800	8,048

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(j)(k)	EUR	10,200	12,676

Banco Bradesco S.A.
2.850% due 01/27/2023		$41,207	41,898
3.200% due 01/27/2025		22,200	22,516

Banco BTG Pactual S.A.
4.500% due 01/10/2025		38,500	39,607

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	166,500	39,606

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Santander S.A.
4.125% due 11/12/2027 •(j)(k)	EUR	600	$726

Bank of Ireland Group PLC
7.500% due 05/19/2025 •(j)(k)		5,800	7,907

Bank of Nova Scotia
4.900% due 06/04/2025 •(j)(k)		$4,043	4,356

Barclays Bank PLC
7.625% due 11/21/2022 (j)(k)		83,878	89,935

Barclays PLC
3.250% due 02/12/2027	GBP	52,900	76,366
3.250% due 01/17/2033		23,935	34,996
4.337% due 01/10/2028		$12,400	13,880
4.375% due 03/15/2028 •(j)(k)		38,400	38,469
4.972% due 05/16/2029 •		54,550	63,463
5.875% due 09/15/2024 •(j)(k)	GBP	10,330	14,695
6.125% due 12/15/2025 •(j)(k)		$96,762	107,225
6.375% due 12/15/2025 •(j)(k)	GBP	9,000	13,396
7.125% due 06/15/2025 •(j)(k)		102,176	154,533
7.250% due 03/15/2023 •(j)(k)		174,700	251,134
7.750% due 09/15/2023 •(j)(k)		$159,520	174,276
7.875% due 03/15/2022 •(j)(k)		11,745	12,038
7.875% due 09/15/2022 •(j)(k)	GBP	188,696	268,763
8.000% due 06/15/2024 •(j)(k)		$80,800	91,304

BGC Partners, Inc.
3.750% due 10/01/2024		14,944	15,853
4.375% due 12/15/2025		11,000	11,885
5.375% due 07/24/2023		7,136	7,667

BNP Paribas S.A.
4.625% due 02/25/2031 •(j)(k)		115,100	117,834

BOC Aviation Ltd.
1.257% (US0003M + 1.125%) due 09/26/2023 ~		9,600	9,634

Brixmor Operating Partnership LP
1.176% (US0003M + 1.050%) due 02/01/2022 ~		27,642	27,705

Brookfield Finance, Inc.
4.700% due 09/20/2047		13,626	16,527

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	25

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CI Financial Corp.
3.200% due 12/17/2030		$7,400	$7,688

CIT Bank N.A.
2.969% due 09/27/2025 •		13,900	14,628

CIT Group, Inc.
5.000% due 08/15/2022		8,248	8,547

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		3,100	3,282

Corp. Andina de Fomento
3.950% due 10/15/2021	MXN	69,638	3,375

Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(k)		$300	335

Credit Suisse AG
6.500% due 08/08/2023 (k)		53,492	58,663

Credit Suisse Group AG
3.091% due 05/14/2032		105,935	108,402
3.869% due 01/12/2029		2,400	2,621
4.194% due 04/01/2031		11,419	12,797
4.282% due 01/09/2028		9,700	10,788
5.250% due 02/11/2027 (j)(k)		12,810	13,435
6.250% due 12/18/2024 •(j)(k)		8,200	8,856
6.375% due 08/21/2026 (j)(k)		21,750	23,925
7.125% due 07/29/2022 •(j)(k)		12,216	12,695
7.250% due 09/12/2025 •(j)(k)		10,740	11,906
7.500% due 07/17/2023 •(j)(k)		74,639	79,994
7.500% due 12/11/2023 •(j)(k)		97,057	106,258

Dalian Wanda Commercial Management Group Co. Ltd.
4.890% due 04/17/2023	CNY	10,000	1,497

Deutsche Bank AG
1.750% due 11/19/2030 •	EUR	17,200	21,000
2.129% due 11/24/2026 •(l)		$39,000	39,633
2.222% due 09/18/2024 •		35,200	36,089
3.035% due 05/28/2032 (l)		89,774	91,162
3.547% due 09/18/2031 •		134,828	143,982
3.950% due 02/27/2023		20,700	21,637
3.961% due 11/26/2025 •		276,800	299,492
4.100% due 01/13/2026		8,728	9,570
4.250% due 10/14/2021		475,554	476,069
5.000% due 02/14/2022		76,905	78,169
5.625% due 05/19/2031 •	EUR	7,100	9,772

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		$5,394	5,418

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$1,018	$1,016

Enact Holdings, Inc.
6.500% due 08/15/2025		23,200	25,358

EPR Properties
4.750% due 12/15/2026		2,445	2,680
4.950% due 04/15/2028		3,980	4,377

Erste Group Bank AG
4.250% due 10/15/2027 •(j)(k)	EUR	6,400	7,883
8.875% due 10/15/2021 •(j)(k)		200	232

Essential Properties LP
2.950% due 07/15/2031		$7,800	7,850

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	2,700	3,461
3.375% due 03/03/2031		$7,800	8,097
3.950% due 03/03/2031	CAD	16,500	13,570
4.625% due 04/29/2030		$22,256	25,105
4.700% due 12/16/2026	CAD	6,500	5,672
4.850% due 04/17/2028		$9,918	11,329

FFC Senior Note Lease-Backed Pass-Through Trust
5.141% due 07/10/2053 «		48,787	54,541

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	19,700	22,814
0.151% due 12/01/2024 •		14,700	16,767
1.198% (US0003M + 1.080%) due 08/03/2022		$200	199
1.355% due 02/07/2025	EUR	3,900	4,499
1.360% (US0003M + 1.235%) due 02/15/2023 ~		$5,100	5,082
1.744% due 07/19/2024	EUR	43,544	51,120
2.330% due 11/25/2025		36,228	43,214
2.386% due 02/17/2026		36,800	44,014
2.700% due 08/10/2026		$89,900	90,192
2.748% due 06/14/2024	GBP	29,422	40,114
2.979% due 08/03/2022		$38,897	39,370
3.021% due 03/06/2024	EUR	4,100	4,958
3.087% due 01/09/2023		$106,779	108,482
3.096% due 05/04/2023		33,014	33,592
3.219% due 01/09/2022		10,296	10,335
3.250% due 09/15/2025	EUR	42,861	52,985
3.278% (US0003M + 3.140%) due 01/07/2022 ~		$43,492	43,684
3.339% due 03/28/2022		35,755	36,001
3.350% due 11/01/2022		64,396	65,611
3.370% due 11/17/2023		15,500	15,905
3.375% due 11/13/2025		72,467	74,550
3.550% due 10/07/2022		109,072	111,311
3.625% due 06/17/2031		10,216	10,293

26	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.664% due 09/08/2024		$24,881	$25,721
3.810% due 01/09/2024		18,207	18,822
3.813% due 10/12/2021		7,849	7,863
3.815% due 11/02/2027		7,780	8,081
4.063% due 11/01/2024		12,830	13,507
4.125% due 08/17/2027		9,700	10,299
4.134% due 08/04/2025		18,422	19,504
4.140% due 02/15/2023		30,900	31,717
4.250% due 09/20/2022		29,476	30,183
4.271% due 01/09/2027		6,937	7,391
4.375% due 08/06/2023		17,298	18,035
4.389% due 01/08/2026		38,426	41,020
4.535% due 03/06/2025	GBP	42,779	61,475
4.542% due 08/01/2026		$15,200	16,410
4.687% due 06/09/2025		9,365	10,032
5.125% due 06/16/2025		68,740	74,755
5.584% due 03/18/2024		23,112	24,871
5.596% due 01/07/2022		68,612	69,518

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		80,451	82,915

GE Capital Funding LLC
4.400% due 05/15/2030		138,000	159,982

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		5,000	6,005

GLP Capital LP
4.000% due 01/15/2031		5,500	5,939
5.250% due 06/01/2025		6,166	6,883
5.300% due 01/15/2029		29,811	34,891

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		26,267	28,465

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		14,700	15,574

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		239,390	242,967

Host Hotels & Resorts LP
3.375% due 12/15/2029		1,600	1,648
4.000% due 06/15/2025		3,070	3,293

HSBC Holdings PLC
2.804% due 05/24/2032		50,100	50,811
2.848% due 06/04/2031		2,000	2,052
3.000% due 05/29/2030 •	GBP	38,700	55,117
3.973% due 05/22/2030 •		$73,500	81,160
4.000% due 03/09/2026 (j)(k)		1,984	1,994
4.041% due 03/13/2028 •		17,580	19,463
4.292% due 09/12/2026 •		24,900	27,477
4.583% due 06/19/2029 •		73,000	82,928
4.600% due 12/17/2030 •(j)(k)		54,500	54,620
4.700% due 03/09/2031 (j)(k)		30,900	31,402
4.750% due 07/04/2029 •(j)(k)	EUR	51,637	66,206
5.250% due 09/16/2022 •(j)(k)		8,400	10,053

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 09/28/2026 •(j)(k)	GBP	85,700	$126,861
6.000% due 09/29/2023 •(j)(k)	EUR	19,040	23,831
6.000% due 05/22/2027 •(j)(k)		$10,191	11,197
6.250% due 03/23/2023 •(j)(k)		3,400	3,549
6.500% due 03/23/2028 •(j)(k)		99,060	111,773

Huarong Finance Co. Ltd.
3.375% due 02/24/2030		3,857	3,269
3.625% due 09/30/2030		3,900	3,354
4.500% due 05/29/2029		1,784	1,646
4.750% due 04/27/2027		1,453	1,373
4.950% due 11/07/2047		2,975	2,588

Hudson Pacific Properties LP
3.950% due 11/01/2027		5,000	5,480
4.650% due 04/01/2029		1,000	1,149

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		24,400	24,636

ING Groep NV
4.875% due 05/16/2029 (j)(k)		6,744	7,036
5.750% due 11/16/2026 •(j)(k)		42,900	46,985
6.875% due 04/16/2022 •(j)(k)		1,400	1,439

International Finance Corp.
8.000% due 10/09/2023	IDR	248,200,000	18,421

International Lease Finance Corp.
8.625% due 01/15/2022		$4,475	4,577

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(j)(k)	EUR	28,300	40,058

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025		2,800	3,495

Kilroy Realty LP
2.500% due 11/15/2032		$5,900	5,818

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		6,000	6,535
4.947% due 06/27/2025 •(j)(k)	EUR	11,131	14,151
5.125% due 12/27/2024 •(j)(k)	GBP	14,600	20,680
7.500% due 06/27/2024 •(j)(k)		$12,714	14,240
7.500% due 09/27/2025 •(j)(k)		123,152	142,920
7.625% due 06/27/2023 •(j)(k)	GBP	392,067	570,077
7.875% due 06/27/2029 •(j)(k)		152,608	262,942

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	27

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029		$5,805	$6,190
4.500% due 09/01/2026		16,083	17,510
4.500% due 01/15/2028		3,495	3,825
4.625% due 06/15/2025		4,435	4,784
5.625% due 05/01/2024		8,500	9,254
5.750% due 02/01/2027		12,316	14,179

MMcapS Funding Ltd.
0.422% (US0003M + 0.290%) due 12/26/2039 ~		16,875	15,694
0.632% (US0003M + 0.500%) due 12/26/2039 ~		10,100	7,979

MPT Operating Partnership LP
0.993% due 10/15/2026 (c)	EUR	11,500	13,352
2.500% due 03/24/2026	GBP	13,200	18,102
3.375% due 04/24/2030		13,200	18,400
3.500% due 03/15/2031		$48,400	49,429
3.692% due 06/05/2028	GBP	2,965	4,263

National Health Investors, Inc.
3.000% due 02/01/2031		$18,500	18,008

Nationwide Building Society
3.960% due 07/18/2030 •		57,892	64,386
4.302% due 03/08/2029 •		79,100	89,081

Natwest Group PLC
2.000% due 03/08/2023 •	EUR	3,704	4,333
4.445% due 05/08/2030 •		$163,400	187,090
4.600% due 06/28/2031 (j)(k)		41,200	41,501
4.800% due 04/05/2026		37,875	43,076
4.892% due 05/18/2029 •		13,000	15,147
5.076% due 01/27/2030 •		177,653	209,909
5.125% due 05/12/2027 •(j)(k)	GBP	52,415	75,921
6.000% due 12/29/2025 •(j)(k)		$150,200	168,469
8.000% due 08/10/2025 •(j)(k)		90,171	106,633

Navient Corp.
6.500% due 06/15/2022		92,689	95,817

Newmark Group, Inc.
6.125% due 11/15/2023		17,678	19,150

Nissan Motor Acceptance Co. LLC
1.019% (US0003M + 0.890%) due 01/13/2022 ~		3,313	3,319
2.000% due 03/09/2026		44,978	45,104
2.750% due 03/09/2028		40,800	41,272
2.800% due 01/13/2022		2,000	2,013

Nomura Holdings, Inc.
2.172% due 07/14/2028		51,800	51,361
2.608% due 07/14/2031		10,700	10,670

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Omega Healthcare Investors, Inc.
3.250% due 04/15/2033	$24,548	$24,350
3.625% due 10/01/2029	17,120	18,032

OneMain Finance Corp.
5.625% due 03/15/2023	256,251	269,996
6.125% due 05/15/2022	242,076	248,733
6.125% due 03/15/2024	26,574	28,428
6.875% due 03/15/2025	18,426	20,729

Owl Rock Capital Corp.
2.875% due 06/11/2028	20,100	20,077

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	28,041	29,308
5.500% due 02/15/2024	3,113	3,398

Physicians Realty LP
3.950% due 01/15/2028	5,002	5,498

Preferred Term Securities Ltd.
0.000% due 09/26/2034 ~	6,000	2,415
0.416% (US0003M + 0.300%) due 03/22/2037 ~	64,880	58,392
0.416% (US0003M + 0.300%) due 09/22/2037 ~	97	89
0.416% (US0003M + 0.300%) due 12/22/2037 ~	12,150	10,692
0.426% (US0003M + 0.310%) due 12/22/2036 ~	84,870	83,172
0.456% (US0003M + 0.340%) due 09/22/2036 ~	13,106	12,287
0.466% (US0003M + 0.350%) due 06/22/2037 ~	50,746	41,612
0.486% (US0003M + 0.370%) due 09/22/2037 ~	42,865	36,006
0.496% (US0003M + 0.380%) due 09/23/2035 ~	154	150
0.496% (US0003M + 0.380%) due 12/22/2036 ~	1,378	1,088
0.496% (US0003M + 0.380%) due 03/22/2037 ~	46,862	39,833
0.506% (US0003M + 0.390%) due 12/22/2036 ~	3,053	2,755
0.516% (US0003M + 0.400%) due 09/22/2036 ~	30,003	25,877
0.516% (US0003M + 0.400%) due 12/22/2037 ~	2,118	1,821
0.516% (US0003M + 0.400%) due 03/22/2038 ~	94,189	84,581
0.520% (US0003M + 0.400%) due 06/23/2035 ~	25,319	23,484
0.546% (US0003M + 0.430%) due 12/22/2035 ~	30,125	25,757
0.566% (US0003M + 0.450%) due 03/22/2038 ~	7,166	6,127
0.596% (US0003M + 0.480%) due 09/23/2035 ~	15,092	13,133
0.616% (US0003M + 0.500%) due 03/23/2035 ~	15,952	14,955

28	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.620% (US0003M + 0.500%) due 06/23/2035 ~		$10,965	$9,320
0.696% (US0003M + 0.580%) due 03/23/2035 ~		14,250	12,611
0.702% (US0003M + 0.580%) due 09/26/2034 ~		7,500	7,369
0.716% (US0003M + 0.600%) due 03/22/2038 ~		17,597	14,957
0.736% (US0003M + 0.620%) due 12/22/2036 ~		32,465	25,647
0.866% (US0003M + 0.750%) due 09/23/2035 ~		20,740	17,110
0.989% (US0003M + 0.860%) due 07/03/2033 ~		3,950	3,891
1.000% (US0003M + 0.880%) due 12/24/2033 ~		5,000	4,725
1.016% (US0003M + 0.900%) due 03/22/2038 ~		35,783	34,978
1.029% (US0003M + 0.900%) due 01/03/2033 ~		14,907	14,720

Sabra Health Care LP
3.200% due 12/01/2031		30,300	29,713
3.900% due 10/15/2029		12	13
4.800% due 06/01/2024		6,009	6,623

Santander Holdings USA, Inc.
3.244% due 10/05/2026		14,521	15,522
4.400% due 07/13/2027		9,079	10,207
4.500% due 07/17/2025		134,600	148,356

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		31,580	34,570
6.750% due 06/24/2024 •(j)(k)	GBP	48,676	72,186
7.375% due 06/24/2022 •(j)(k)		127,385	177,917

SBA Communications Corp.
3.125% due 02/01/2029		$40,300	38,990

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		229,985	234,416

Service Properties Trust
5.000% due 08/15/2022		6,895	6,947

Sitka Holdings LLC
5.250% due 07/06/2026 •		164,742	167,202

Skandinaviska Enskilda Banken AB
5.625% due 05/13/2022 (j)(k)		4,800	4,908

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SL Green Realty Corp.
4.500% due 12/01/2022		$29,900	$30,915

SLM Student Loan Trust
0.006% (EUR003M + 0.550%) due 12/15/2033 ~	EUR	918	1,020

Societe Generale S.A.
2.889% due 06/09/2032		$29,900	30,090
4.750% due 05/26/2026 (j)(k)		34,000	34,829
5.375% due 11/18/2030 •(j)(k)		34,000	36,486
6.750% due 04/06/2028 •(j)(k)		31,687	35,707
7.375% due 10/04/2023 •(j)(k)		88,538	96,015
7.875% due 12/18/2023 (j)(k)		4,382	4,840

Standard Chartered PLC
2.678% due 06/29/2032		4,900	4,877
4.750% due 01/14/2031 •(j)(k)		49,300	49,762
7.500% due 04/02/2022 (j)(k)		3,400	3,500
7.750% due 04/02/2023 (j)(k)		500	539

Starwood Property Trust, Inc.
5.000% due 12/15/2021		2,465	2,471

State Bank of India
4.000% due 01/24/2022		350	354

STORE Capital Corp.
2.750% due 11/18/2030		5,700	5,733

Sunac China Holdings Ltd.
8.350% due 04/19/2023		9,800	8,476

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	4,948	8,548
5.661% due 10/13/2041		464	819
5.744% due 04/13/2040		3,986	7,044
5.801% due 10/13/2040		24,712	43,662
6.052% due 10/13/2039		30,451	53,658
7.623% due 07/13/2039		3,806	7,478

Trafford Centre Finance Ltd.
0.800% (BP0003M + 0.725%) due 07/28/2038 ~		6,550	7,788

U.S. Capital Funding Ltd.
0.399% due 07/10/2043 •		$55,592	48,921
1.006% (US0003M + 0.880%) due 05/01/2034 ~		8,564	8,200

UBS AG
5.125% due 05/15/2024 (k)		62,650	68,606
7.625% due 08/17/2022 (k)		38,011	40,280

UBS Group AG
4.375% due 02/10/2031 •(j)(k)		44,033	44,592
5.125% due 07/29/2026 •(j)(k)		4,600	4,999
5.750% due 02/19/2022 •(j)(k)	EUR	8,500	10,012

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	29

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 02/19/2025 •(j)(k)		$7,600	$8,669

UniCredit SpA
2.569% due 09/22/2026 •		11,513	11,711
7.830% due 12/04/2023		603,540	690,910
9.250% due 06/03/2022 •(j)(k)	EUR	26,181	31,940

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	2,793	4,265

Uniti Group LP
4.750% due 04/15/2028		$22,123	22,621
7.125% due 12/15/2024		1,072	1,096
7.875% due 02/15/2025		37,490	39,659

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		12,024	11,047

Yango Group Co. Ltd.
6.900% due 10/31/2022 «~	CNY	80,000	11,784

			13,206,278

INDUSTRIALS 9.5%

AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	22,201	29,957
4.875% due 07/31/2043		3,270	4,718
5.500% due 07/31/2050		1,096	1,691

Adient U.S. LLC
9.000% due 04/15/2025		$4,000	4,325

Aeroporti di Roma SpA
5.441% due 02/20/2023	GBP	4,300	6,137

Air Canada
3.875% due 08/15/2026		$49,742	50,254
4.625% due 08/15/2029	CAD	18,400	14,563

Aker BP ASA
3.750% due 01/15/2030		$13,350	14,301

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		38,733	43,231

Altice Financing S.A.
2.250% due 01/15/2025	EUR	25,528	28,544
3.000% due 01/15/2028		20,106	21,981
4.250% due 08/15/2029		18,910	21,535
5.750% due 08/15/2029		$133,089	129,096

Altice France S.A.
7.375% due 05/01/2026		62,160	64,575
8.125% due 02/01/2027		45,663	49,190

Amdocs Ltd.
2.538% due 06/15/2030		32,600	32,483

American Airlines Pass-Through Trust
3.000% due 04/15/2030		19,916	19,915
3.200% due 12/15/2029		7,791	7,864
3.350% due 04/15/2031		22,341	22,572
3.375% due 11/01/2028		36,024	36,507

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.575% due 07/15/2029	$5,028	$5,143
3.600% due 03/22/2029	207	215
3.650% due 12/15/2029	3,935	3,842
3.650% due 08/15/2030	11,250	11,647
3.700% due 04/01/2028	14,972	15,282
4.000% due 01/15/2027	1,567	1,524

American Airlines, Inc.
5.500% due 04/20/2026	96,105	101,151
5.750% due 04/20/2029	36,300	39,159

Anheuser-Busch InBev Worldwide, Inc.
4.500% due 06/01/2050	50,000	59,798

Arconic Corp.
6.000% due 05/15/2025	13,442	14,141

B.C. Unlimited Liability Co.
3.500% due 02/15/2029	2,700	2,676
3.875% due 01/15/2028	9,200	9,302

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	24,100	26,080

Barry Callebaut Services NV
5.500% due 06/15/2023	4,500	4,850

BAT Capital Corp.
3.557% due 08/15/2027	24,000	25,873

Boeing Co.
3.250% due 02/01/2035	1,600	1,602
3.600% due 05/01/2034	11,000	11,505
5.040% due 05/01/2027	91,821	105,680
5.150% due 05/01/2030	125,007	146,795
5.705% due 05/01/2040	207,472	263,972
5.805% due 05/01/2050	170,647	227,868
5.930% due 05/01/2060	221,456	303,126

Bombardier, Inc.
7.500% due 12/01/2024	900	937
7.500% due 03/15/2025	2,480	2,536
7.875% due 04/15/2027	42,613	44,231

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050	11,300	11,881

British Airways Pass-Through Trust
2.900% due 09/15/2036	13,821	13,944
3.300% due 06/15/2034	381	388
3.800% due 03/20/2033	5,492	5,727
4.250% due 05/15/2034	12,959	14,023

Broadcom, Inc.
2.450% due 02/15/2031	116,000	112,425
2.600% due 02/15/2033	89,215	85,779
3.137% due 11/15/2035	33,004	32,956
3.187% due 11/15/2036	23,809	23,782
3.419% due 04/15/2033	30,641	31,744
3.469% due 04/15/2034	102,367	105,507
3.500% due 02/15/2041	56,562	55,972
3.750% due 02/15/2051	23,900	23,898
4.110% due 09/15/2028	5,811	6,470
4.150% due 11/15/2030	106,421	117,979
4.300% due 11/15/2032	105,535	118,351

30	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Caesars Entertainment, Inc.
6.250% due 07/01/2025	$158,963	$167,548

Caesars Resort Collection LLC
5.750% due 07/01/2025	56,842	59,995

Cameron LNG LLC
3.402% due 01/15/2038	1,500	1,582

Carnival Corp.
4.000% due 08/01/2028	182,253	184,303
10.500% due 02/01/2026	6,177	7,174
11.500% due 04/01/2023	29,247	32,684

CCO Holdings LLC
4.250% due 01/15/2034	66,000	65,464
4.500% due 08/15/2030	29,174	30,136
4.500% due 06/01/2033	92,405	94,158
4.750% due 03/01/2030	11,693	12,239

Cellnex Finance Co. S.A.
3.875% due 07/07/2041	22,644	22,281

Centene Corp.
2.450% due 07/15/2028	144,100	145,001
2.625% due 08/01/2031	31,000	30,829
4.250% due 12/15/2027	13,138	13,767
4.625% due 12/15/2029	16,855	18,390

Charter Communications Operating LLC
3.500% due 06/01/2041	38,600	37,959
3.500% due 03/01/2042 (c)	16,200	15,867
3.700% due 04/01/2051	13,244	12,920
3.850% due 04/01/2061	27,800	26,573
3.900% due 06/01/2052	149,000	148,687
3.950% due 06/30/2062 (c)	69,000	66,665
4.400% due 12/01/2061	115,600	120,478
4.800% due 03/01/2050	34,486	38,770

Citrix Systems, Inc.
3.300% due 03/01/2030	6,885	7,036

CommonSpirit Health
3.910% due 10/01/2050	23,900	26,161

Community Health Systems, Inc.
4.750% due 02/15/2031	138,800	139,841
5.625% due 03/15/2027	314,631	329,853
6.000% due 01/15/2029	65,960	70,000
6.625% due 02/15/2025	76,510	80,144
8.000% due 03/15/2026	100,854	107,079

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(d)(e)	5,512	1,525

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	2,602	2,746
4.150% due 10/11/2025	1,591	1,682

Corning, Inc.
5.450% due 11/15/2079	11,846	16,117

CoStar Group, Inc.
2.800% due 07/15/2030	29,567	30,094

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Coty, Inc.
3.875% due 04/15/2026	EUR	2,095	$2,489
4.000% due 04/15/2023		3,600	4,205

CSC Holdings LLC
4.500% due 11/15/2031		$66,300	65,554

CVS Pass-Through Trust
4.163% due 08/11/2036		5,706	6,259
5.773% due 01/10/2033		4,664	5,510
5.880% due 01/10/2028		958	1,109
7.507% due 01/10/2032		4,165	5,246

DAE Funding LLC
5.250% due 11/15/2021		62,511	62,569

Dell International LLC
5.300% due 10/01/2029		4,600	5,566
6.200% due 07/15/2030		400	512

Delta Air Lines, Inc.
3.625% due 03/15/2022 (n)		26,912	27,152
4.375% due 04/19/2028		2,200	2,362
4.500% due 10/20/2025		32,100	34,356
4.750% due 10/20/2028		43,100	48,083
7.000% due 05/01/2025		120,033	140,034
7.375% due 01/15/2026		2,746	3,237

DIRECTV Holdings LLC
5.875% due 08/15/2027		40,300	42,114

Dufry One BV
2.000% due 02/15/2027	EUR	855	946
2.500% due 10/15/2024		3,900	4,476

Empresa de Transporte de Pasajeros Metro S.A.
4.700% due 05/07/2050		$2,000	2,353

Energy Transfer LP
5.300% due 04/01/2044		1,700	1,973

Exela Intermediate LLC
10.000% due 07/15/2023		16,840	13,077

Expedia Group, Inc.
2.950% due 03/15/2031		29,500	29,835
4.625% due 08/01/2027		33,891	38,443
6.250% due 05/01/2025		78,266	90,263

F-Brasile SpA
7.375% due 08/15/2026		10,000	10,313

Ford Foundation
2.415% due 06/01/2050		7,600	7,255
2.815% due 06/01/2070		14,800	14,688

Gazprom OAO Via Gaz Capital S.A.
2.949% due 01/24/2024	EUR	880	1,075
4.250% due 04/06/2024	GBP	4,500	6,442
4.950% due 07/19/2022		$3,000	3,097
4.950% due 03/23/2027		24,600	27,299
4.950% due 02/06/2028		15,900	17,602
6.510% due 03/07/2022		46,840	47,987
7.288% due 08/16/2037		30,730	42,563
8.625% due 04/28/2034		141,090	208,387

General Electric Co.
6.875% due 01/10/2039		403	601

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	31

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greene King Finance PLC
1.870% (BP0003M + 1.800%) due 12/15/2034 ~	GBP	427	$492
5.106% due 03/15/2034		1,401	2,167

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		$102,921	101,506
3.750% due 05/01/2029		82,300	83,226
4.000% due 05/01/2031		91,324	92,808
4.875% due 01/15/2030		3,181	3,416

Hyatt Hotels Corp.
1.100% (SOFRRATE + 1.050%) due 10/01/2023 ~(c)		31,900	31,946
1.300% due 10/01/2023 (c)		22,700	22,733
1.800% due 10/01/2024 (c)		20,800	20,847
3.120% (US0003M + 3.000%) due 09/01/2022 ~		83,600	83,701

iHeartCommunications, Inc.
6.375% due 05/01/2026		108,547	114,669
8.375% due 05/01/2027 (n)		78,836	84,354

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	26,773	31,551

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		10,000	11,909

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$30,798	32,159

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		30,688	33,546

Imperial Brands Finance PLC
3.500% due 07/26/2026		5,425	5,809

Informa PLC
2.125% due 10/06/2025	EUR	5,558	6,822

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050		$19,600	22,054

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(e)		27,560	7,281

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)		92,269	51,606
8.000% due 02/15/2024		152,650	156,848
8.500% due 10/15/2024 ^(e)		503,546	287,872
9.750% due 07/15/2025 ^(e)		222,033	120,918

Intelsat Luxembourg S.A.
8.125% due 06/01/2023 ^(e)		3,500	31

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IQVIA, Inc.
2.875% due 09/15/2025	EUR	5,900	$6,892

JetBlue Pass-Through Trust
2.750% due 11/15/2033		$2,794	2,817
4.000% due 05/15/2034		68,677	74,940

Kraft Heinz Foods Co.
3.000% due 06/01/2026		9,467	9,977
3.750% due 04/01/2030		15,482	16,878
3.875% due 05/15/2027		75,801	82,812
4.250% due 03/01/2031		68,122	77,058
5.500% due 06/01/2050		34,850	46,065

Las Vegas Sands Corp.
3.200% due 08/08/2024		4,597	4,721
3.900% due 08/08/2029		13,212	13,477

Leidos, Inc.
4.375% due 05/15/2030		5,409	6,117

Leland Stanford Junior University
3.647% due 05/01/2048		23,025	27,589

Level 3 Financing, Inc.
3.400% due 03/01/2027		4,500	4,746
3.875% due 11/15/2029		33,070	35,403

Live Nation Entertainment, Inc.
3.750% due 01/15/2028		11,000	10,948

Lundin Energy Finance BV
3.100% due 07/15/2031		12,600	12,787

Marriott International, Inc.
2.750% due 10/15/2033		11,000	10,763
2.850% due 04/15/2031		13,700	13,886
4.625% due 06/15/2030		15,666	17,908

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025		14,918	15,776

Marvell Technology, Inc.
2.950% due 04/15/2031		5,600	5,761

Massachusetts Institute of Technology
4.678% due 07/01/2114		718	1,047
5.600% due 07/01/2111		1,144	1,976

McDonald’s Corp.
4.875% due 12/09/2045		17,000	21,643

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		41,455	42,201
5.625% due 07/17/2027		2,500	2,541
5.750% due 07/21/2028		2,200	2,253

Memorial Sloan-Kettering Cancer Center
2.955% due 01/01/2050		4,600	4,667

MGM China Holdings Ltd.
4.750% due 02/01/2027		14,829	14,607
5.250% due 06/18/2025		35,919	36,253
5.875% due 05/15/2026		200	204

MGM Resorts International
7.750% due 03/15/2022		41,370	42,559

Micron Technology, Inc.
4.663% due 02/15/2030		24,361	28,150
5.327% due 02/06/2029		15,718	18,711

32	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mileage Plus Holdings LLC
6.500% due 06/20/2027		$25,300	$27,544

Mitchells & Butlers Finance PLC
0.566% (US0003M + 0.450%) due 12/15/2030 ~		49	47
6.013% due 12/15/2030	GBP	5,640	8,338

MPLX LP
5.500% due 02/15/2049		$6,000	7,619

MSCI, Inc.
3.250% due 08/15/2033		6,000	6,076

NCL Corp. Ltd.
10.250% due 02/01/2026		6,600	7,584

Netflix, Inc.
3.625% due 06/15/2030	EUR	43,809	60,942
3.875% due 11/15/2029		85,329	119,845
4.625% due 05/15/2029		75,300	109,507
4.875% due 06/15/2030		$29,000	34,184
5.375% due 11/15/2029		12,639	15,325
5.500% due 02/15/2022		3,628	3,691

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		4,310	4,585
4.345% due 09/17/2027		74,963	82,407
4.810% due 09/17/2030		199,757	224,792

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (d)		11,159	12,387

Norfolk Southern Corp.
4.100% due 05/15/2121		9,800	11,054

NXP BV
4.300% due 06/18/2029		7,000	7,939

Odebrecht Oil & Gas Finance Ltd.
0.000% due 11/01/2021 (h)(j)		5,635	49

Oracle Corp.
3.850% due 04/01/2060		16,110	16,408
3.950% due 03/25/2051 (l)		37,933	40,080
4.000% due 07/15/2046		12,488	13,252
4.000% due 11/15/2047		2,900	3,102
4.100% due 03/25/2061 (l)		42,800	45,664

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		7,415	7,947
7.375% due 06/01/2025		3,488	3,685

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028		8,843	9,553

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		19,100	19,771

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(e)		105,630	6,338
5.500% due 04/12/2037 ^(e)		117,045	6,847
6.000% due 05/16/2024 ^(e)		87,600	5,256
6.000% due 11/15/2026 ^(e)		54,167	3,250
9.000% due 11/17/2021 ^(e)		4,000	240
9.750% due 05/17/2035 ^(e)		43,640	2,618

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	6,900	$7,535
5.350% due 02/12/2028		$9,010	8,894
5.950% due 01/28/2031		188,440	182,923
6.490% due 01/23/2027		63,950	67,662
6.500% due 03/13/2027		37,820	39,995
6.500% due 01/23/2029		78,261	80,563
6.750% due 09/21/2047		7,500	6,553
6.840% due 01/23/2030		128,360	132,752
6.950% due 01/28/2060		72,260	63,247
7.690% due 01/23/2050		25,040	23,745

Petronas Capital Ltd.
4.550% due 04/21/2050		34,500	42,392
4.800% due 04/21/2060		23,200	30,290

PetSmart, Inc.
4.750% due 02/15/2028		28,550	29,371

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		45,660	49,027

Prosus NV
1.288% due 07/13/2029	EUR	25,300	28,914
1.985% due 07/13/2033		26,900	30,492
3.061% due 07/13/2031		$57,200	55,907

PTC, Inc.
3.625% due 02/15/2025		6,760	6,870

Qatar Petroleum
2.250% due 07/12/2031		19,100	18,943
3.125% due 07/12/2041		66,300	66,395
3.300% due 07/12/2051		65,900	66,692

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026		5,100	5,393

Rockefeller Foundation
2.492% due 10/01/2050		23,000	22,471

Rolls-Royce PLC
0.875% due 05/09/2024	EUR	2,100	2,422
1.625% due 05/09/2028 (n)		20,087	22,458
3.375% due 06/18/2026	GBP	11,708	15,922
3.625% due 10/14/2025		$61,943	62,758
4.625% due 02/16/2026 (n)	EUR	69,788	89,760
5.750% due 10/15/2027 (n)		$43,050	47,624
5.750% due 10/15/2027	GBP	76,026	114,112

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		$36,502	39,716
10.875% due 06/01/2023		88,139	98,826
11.500% due 06/01/2025		99,305	113,431

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	51,189	91,901

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		$68,758	79,299

Sands China Ltd.
2.300% due 03/08/2027		30,400	29,436
2.850% due 03/08/2029		22,500	21,682
3.250% due 08/08/2031		19,500	18,856
3.800% due 01/08/2026		49,204	50,776

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	33

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 06/18/2030		$36,391	$38,048
5.125% due 08/08/2025		48,968	52,788
5.400% due 08/08/2028		49,153	54,345

Santos Finance Ltd.
3.649% due 04/29/2031		33,100	33,739
4.125% due 09/14/2027		3,700	3,967

Scientific Games International, Inc.
8.250% due 03/15/2026		2,815	2,991

Seagate HDD Cayman
4.091% due 06/01/2029		2,900	3,050
4.125% due 01/15/2031		12,329	12,915

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025		9,416	10,040

Southwest Airlines Co.
5.125% due 06/15/2027		11,109	13,000

Spirit AeroSystems, Inc.
4.600% due 06/15/2028		2,800	2,783

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		80,500	86,075
5.152% due 09/20/2029		54,612	62,479

Studio City Finance Ltd.
5.000% due 01/15/2029		18,250	16,854
6.000% due 07/15/2025		200	198

Sutter Health
3.161% due 08/15/2040		12,800	13,309
3.361% due 08/15/2050		31,200	33,088

Syngenta Finance NV
3.375% due 04/16/2026	EUR	12,600	16,062
4.441% due 04/24/2023		$7,700	8,051
4.892% due 04/24/2025		9,941	10,884
5.182% due 04/24/2028		27,100	30,472

T-Mobile USA, Inc.
2.250% due 02/15/2026		71,900	72,799
2.625% due 04/15/2026		69,800	71,458
3.375% due 04/15/2029		155,029	161,928
3.500% due 04/15/2031		147,550	155,796

Tencent Holdings Ltd.
3.680% due 04/22/2041		16,700	17,347
3.840% due 04/22/2051		62,100	64,689
3.940% due 04/22/2061		41,500	44,465

Tenet Healthcare Corp.
4.625% due 07/15/2024		1,388	1,411

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		14,019	14,073

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		8,171	8,205

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	9,700	11,068
2.800% due 07/21/2023		$11,394	11,340
3.250% due 04/15/2022	EUR	70,900	82,634
6.000% due 01/31/2025		21,500	26,968

Times Square Hotel Trust
8.528% due 08/01/2026		$1,008	1,092

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Topaz Solar Farms LLC
4.875% due 09/30/2039		$10,074	$10,907
5.750% due 09/30/2039		73,442	88,360

TransDigm, Inc.
5.500% due 11/15/2027		7,820	8,045

Transocean Guardian Ltd.
5.875% due 01/15/2024		2,366	2,358

Transocean, Inc.
7.250% due 11/01/2025		20,102	16,773
7.500% due 01/15/2026		15,760	12,797
8.000% due 02/01/2027		25,477	20,086

Travel + Leisure Co.
4.250% due 03/01/2022		802	804
5.650% due 04/01/2024		3,583	3,875
6.000% due 04/01/2027		5,922	6,574

Triumph Group, Inc.
6.250% due 09/15/2024		7,686	7,694

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		604	644

U.S. Renal Care, Inc.
10.625% due 07/15/2027		14,592	15,528

UAL Pass-Through Trust
6.636% due 01/02/2024		2,175	2,251

Uber Technologies, Inc.
4.500% due 08/15/2029		4,281	4,318
7.500% due 05/15/2025		9,000	9,605
8.000% due 11/01/2026		5,000	5,291

United Airlines Pass-Through Trust
2.700% due 11/01/2033		9,899	10,046
4.000% due 10/11/2027		3,415	3,611
4.150% due 02/25/2033		4,034	4,356
5.875% due 04/15/2029		198,729	222,791

United Airlines, Inc.
4.375% due 04/15/2026		47,108	48,403
4.625% due 04/15/2029		38,587	39,926

United Group BV
3.125% due 02/15/2026	EUR	22,300	25,043
4.875% due 07/01/2024		4,329	5,084

Univision Communications, Inc.
5.125% due 02/15/2025		$104,268	105,921
6.625% due 06/01/2027		92,205	100,273
9.500% due 05/01/2025		17,316	18,816

Vail Resorts, Inc.
6.250% due 05/15/2025		8,670	9,179

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (d)		3,221	3,346

Vale Overseas Ltd.
3.750% due 07/08/2030		14,000	14,521
6.250% due 08/10/2026		37,975	44,924
6.875% due 11/21/2036		13,383	17,850
6.875% due 11/10/2039		8,313	11,258

34	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VeriSign, Inc.
2.700% due 06/15/2031		$8,583	$8,734

ViaSat, Inc.
5.625% due 09/15/2025		17,993	18,257
6.500% due 07/15/2028		21,700	22,882

Viking Cruises Ltd.
13.000% due 05/15/2025		47,911	55,217

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		7,300	7,313

VMware, Inc.
1.800% due 08/15/2028		5,650	5,571
2.200% due 08/15/2031		24,200	23,679
4.700% due 05/15/2030		5,890	6,948

VOC Escrow Ltd.
5.000% due 02/15/2028		14,445	14,272

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	30,754	36,569

Wesleyan University
4.781% due 07/01/2116		$10,045	13,519

Western Midstream Operating LP
2.229% (US0003M + 1.850%) due 01/13/2023 ~		9,357	9,359

Windstream Escrow LLC
7.750% due 08/15/2028		85,720	89,664

Wynn Las Vegas LLC
5.250% due 05/15/2027 (n)		52,995	53,601
5.500% due 03/01/2025		19,833	20,254

Wynn Macau Ltd.
4.875% due 10/01/2024		3,456	3,364
5.125% due 12/15/2029		15,698	14,779
5.500% due 01/15/2026		48,100	46,722
5.500% due 10/01/2027		21,328	20,400
5.625% due 08/26/2028		60,019	57,224

Wynn Resorts Finance LLC
5.125% due 10/01/2029		3,510	3,541
7.750% due 04/15/2025		14,538	15,356

Yellowstone Energy LP
5.750% due 12/31/2026 «		3,512	3,875

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		27,384	27,288
6.125% due 03/01/2028		16,093	16,337

			13,748,709

UTILITIES 3.4%

AT&T, Inc.
2.250% due 02/01/2032		10,502	10,234
3.100% due 02/01/2043		93,811	90,105

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.300% due 02/01/2052		$93,941	$91,168
3.500% due 06/01/2041		141,272	145,233
3.500% due 09/15/2053		4,360	4,324
3.500% due 02/01/2061		107,103	102,726
3.550% due 09/15/2055		6,169	6,096
3.650% due 06/01/2051		172,222	175,851
3.800% due 12/01/2057		12,317	12,609
3.850% due 06/01/2060		119,677	124,041

Edison International
5.750% due 06/15/2027		13,862	15,972

Enable Midstream Partners LP
4.400% due 03/15/2027		4,145	4,595
4.950% due 05/15/2028		4,355	4,895

FirstEnergy Corp.
3.400% due 03/01/2050		6,200	5,976
4.400% due 07/15/2027		2,000	2,196
5.350% due 07/15/2047		2,800	3,420

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		95,310	98,392
6.000% due 11/27/2023		260,080	286,130

Gazprom PJSC via Gaz Finance PLC
1.500% due 02/17/2027	EUR	137,850	159,665
2.950% due 01/27/2029		$93,400	91,799
3.000% due 06/29/2027		12,000	12,138

Greenko Dutch BV
3.850% due 03/29/2026		32,600	33,206

Greenko Investment Co.
4.875% due 08/16/2023		8,200	8,271

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		8,100	8,590

Jersey Central Power & Light Co.
2.750% due 03/01/2032		9,600	9,845

Lumen Technologies, Inc.
4.000% due 02/15/2027		13,540	13,852

Metropolitan Edison Co.
4.300% due 01/15/2029		2,840	3,188

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028		2,711	3,040

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		12,116	6,754

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		639	632

Pacific Gas & Electric Co.
1.367% due 03/10/2023		124,160	123,754
1.750% due 06/16/2022		21,331	21,299
2.100% due 08/01/2027		44,031	42,999
2.500% due 02/01/2031		43,159	41,113
2.950% due 03/01/2026 ^		70,387	72,309
3.000% due 06/15/2028		85,600	87,167
3.150% due 01/01/2026		218,783	226,175
3.250% due 06/15/2023 ^		106,599	109,537

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	35

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 06/01/2031		$16,426	$16,386
3.300% due 03/15/2027 ^		63,737	66,212
3.300% due 12/01/2027 ^		164,659	169,590
3.300% due 08/01/2040		17,093	15,798
3.400% due 08/15/2024 ^		87,360	90,679
3.450% due 07/01/2025		157,836	164,915
3.500% due 06/15/2025 ^		104,124	108,644
3.500% due 08/01/2050		94,963	86,554
3.750% due 02/15/2024 ^		78,151	81,556
3.750% due 07/01/2028		176,652	184,957
3.750% due 08/15/2042 ^		9,152	8,309
3.850% due 11/15/2023 ^		38,144	39,752
3.950% due 12/01/2047 ^		42,745	41,212
4.000% due 12/01/2046 ^		45,023	43,525
4.200% due 06/01/2041		9,800	9,649
4.250% due 08/01/2023		59,475	62,244
4.250% due 03/15/2046 ^		46,511	45,877
4.300% due 03/15/2045 ^		29,620	29,290
4.450% due 04/15/2042 ^		51,362	51,290
4.500% due 07/01/2040		157,823	161,335
4.500% due 12/15/2041 ^		21,614	21,225
4.550% due 07/01/2030		310,119	335,578
4.600% due 06/15/2043 ^		23,098	23,096
4.650% due 08/01/2028		19,885	21,760
4.750% due 02/15/2044 ^		37,906	38,670
4.950% due 07/01/2050		272,705	290,644

Pennsylvania Electric Co.
3.600% due 06/01/2029		220	237

Petrobras Global Finance BV
6.250% due 12/14/2026	GBP	4,910	7,532
6.625% due 01/16/2034		9,000	14,046
6.850% due 06/05/2115		$7,842	8,101

ReNew Power Synthetic
6.670% due 03/12/2024		12,892	13,446

Rio Oil Finance Trust
8.200% due 04/06/2028		25,013	28,928
9.250% due 07/06/2024		12,064	13,248
9.750% due 01/06/2027		20,297	23,915

S.A. Global Sukuk Ltd.
2.694% due 06/17/2031		8,500	8,589

Southern California Edison Co.
3.650% due 02/01/2050		10,624	10,874
4.875% due 03/01/2049		2,032	2,432

Sprint Communications, Inc.
6.000% due 11/15/2022		27,908	29,379
11.500% due 11/15/2021		200	202

Sprint Corp.
7.125% due 06/15/2024		31,416	35,797
7.625% due 02/15/2025		40,486	47,378
7.625% due 03/01/2026		30,127	36,543
7.875% due 09/15/2023		103,902	116,225

Systems Energy Resources, Inc.
2.140% due 12/09/2025		26,100	26,565

Talen Energy Supply LLC
6.625% due 01/15/2028		6,812	6,331

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025		$540	$581

Transocean Phoenix Ltd.
7.750% due 10/15/2024		2,930	2,992

Transocean Proteus Ltd.
6.250% due 12/01/2024		2,587	2,599

Verizon Communications, Inc.
3.400% due 03/22/2041		50,710	53,007

			4,956,990

Total Corporate Bonds & Notes (Cost $30,459,495)			31,911,977

CONVERTIBLE BONDS & NOTES 0.1%

BANKING & FINANCE 0.1%

Credit Suisse Group Guernsey Ltd.
3.000% due 11/12/2021 «	CHF	47,800	55,109

INDUSTRIALS 0.0%

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (d)		$56,500	48,223

Total Convertible Bonds & Notes (Cost $107,591)			103,332

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.0%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		4,500	7,973

Golden State Tobacco Securitization Corp., California Revenue Bonds, Series 2021
0.672% due 06/01/2023 (c)		3,500	3,505
1.400% due 06/01/2025 (c)		5,600	5,621
1.886% due 06/01/2027 (c)		5,300	5,351
2.086% due 06/01/2028 (c)		1,500	1,513
2.346% due 06/01/2030 (c)		2,000	2,021
2.746% due 06/01/2034 (c)		1,600	1,622
3.000% due 06/01/2046 (c)		7,350	7,496

			35,102

36	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	$4,742	$5,380

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	8,435	9,730

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	21,905	27,175
6.725% due 04/01/2035	7,300	9,017
7.350% due 07/01/2035	14,645	18,602

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	19,770	23,058

		92,962

PUERTO RICO 0.1%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.000% due 07/01/2028 ^(e)	1,005	974
5.250% due 07/01/2037 ^(e)	5,635	5,501

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(e)	1,775	1,700
5.900% due 07/01/2028 ^(e)	7,215	6,836

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(e)	4,350	4,143
6.000% due 07/01/2039 ^(e)	4,805	4,625

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(e)	9,445	9,020
5.750% due 07/01/2041 ^(e)	8,200	7,841
6.500% due 07/01/2040 ^(e)	1,640	1,611

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(e)	22,065	19,362
5.500% due 07/01/2039 ^(e)	29,275	26,933

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)	2,665	2,305

		90,851

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	1,820	1,836

Total Municipal Bonds & Notes (Cost $145,851)		220,751

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 18.9%

Fannie Mae
0.144% due 12/25/2036 •	$30	$29
0.196% due 09/25/2031 •	1,634	1,613
0.206% due 03/25/2034 •	5	5
0.236% due 08/25/2034 •	3	3
0.436% due 03/25/2044 •	5	5
0.486% due 11/25/2021 - 08/25/2036 •	11	11
0.487% due 04/18/2028 - 09/18/2031 •	2	2
0.536% due 06/25/2049 •	7,674	7,748
0.744% due 09/25/2022 ~(a)	15,761	22
0.815% due 02/25/2022 ~(a)	44,976	31
1.286% due 01/25/2024 •	1	1
1.299% due 10/01/2044 •	2	2
1.499% due 10/01/2040 •	14	14
1.593% due 03/01/2033 •	8	8
1.701% due 08/01/2033 •	13	13
1.748% due 02/01/2034 •	423	435
1.800% due 11/01/2033 •	12	12
1.820% due 02/01/2032 •	4	4
1.840% due 12/01/2035 •	15	15
1.880% due 04/01/2033 •	1	1
1.972% due 10/01/2032 •	6	6
2.000% due 08/01/2032 •	4	4
2.135% due 07/01/2032 •	5	5
2.160% due 10/01/2034 •	82	82
2.215% due 10/01/2033 •	1	1
2.245% due 10/01/2035 •	67	67
2.257% due 09/01/2035 •	3	3
2.275% due 03/01/2033 •	148	148
2.283% due 01/25/2022 ~(a)	1,197	1
2.295% due 10/01/2025 •	6	6
2.315% due 05/01/2024 •	11	11
2.325% due 05/01/2024 •	4	4
2.340% due 12/01/2033 •	8	9
2.359% due 10/01/2036 •	2	2
2.375% due 09/01/2024 •	30	30
2.377% due 04/01/2032 •	17	17
2.400% due 04/01/2024 •	1	1
2.500% due 04/25/2042 - 08/25/2042	23,672	24,541
2.504% due 09/01/2033 •	1	1
2.522% due 09/25/2042 •	1,436	1,176
2.625% due 09/01/2024 •	14	14
2.723% due 10/01/2025 •	1	1
2.830% due 04/01/2028 •	4	4
2.885% due 09/01/2024 •	1	1
2.895% due 06/01/2032 •	38	38
3.000% due 06/25/2027 - 06/25/2042 (a)	36,235	2,225
3.020% due 11/01/2029 - 09/01/2031 •	53	53
3.115% due 09/01/2030 •	8	8
3.500% due 08/01/2026 •	1	1

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	37

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.680% due 03/01/2036 •	$2	$2
3.795% due 12/01/2027 •	2	2
4.000% due 07/01/2041 - 01/01/2059	7,831	8,417
4.000% due 12/25/2042 - 12/25/2047 (a)	2,436	232
4.064% due 04/01/2027 •	32	32
4.500% due 12/25/2039 - 07/25/2040	5,025	5,402
4.500% due 12/25/2042 (a)	1,385	224
5.000% due 08/25/2033 - 06/25/2043	27,214	30,776
5.500% due 11/25/2032 - 06/01/2048	8,384	9,673
5.764% due 03/25/2041 •(a)	3,189	536
5.871% due 06/25/2043 •(a)	611	72
5.914% due 11/25/2049 •(a)	27,034	5,327
5.944% due 06/25/2037 •(a)	557	105
5.964% due 03/25/2037 - 03/25/2049 •(a)	11,427	2,031
5.984% due 12/25/2036 - 02/25/2037 •(a)	1,680	280
6.000% due 06/25/2029 - 09/25/2031	1,270	1,434
6.014% due 04/25/2037 •(a)	932	168
6.024% due 04/25/2037 •(a)	1,414	235
6.064% due 08/25/2035 - 02/25/2043 •(a)	5,344	813
6.214% due 01/25/2038 •(a)	2,161	370
6.264% due 01/25/2040 •(a)	2,606	402
6.294% due 03/25/2037 •(a)	2,843	505
6.314% due 05/25/2037 •(a)	748	124
6.324% due 06/25/2037 •(a)	3,234	630
6.354% due 04/25/2037 •(a)	2,191	447
6.364% due 12/25/2037 - 10/25/2039 •(a)	3,219	441
6.464% due 10/25/2036 - 06/25/2040 •(a)	2,255	393
6.500% due 06/25/2028 - 02/25/2033	68	76
6.514% due 11/25/2035 •(a)	366	41
6.564% due 11/25/2036 •(a)	582	85
6.614% due 03/25/2036 •(a)	1,417	235
6.704% due 04/25/2037 •(a)	1,495	294
6.850% due 12/18/2027	3	4
6.900% due 05/25/2023	4	4
6.914% due 02/25/2038 •(a)	6,168	1,273
7.000% due 07/25/2022 - 01/25/2048	161	182
7.114% due 02/25/2037 •(a)	518	111
7.350% due 01/17/2040 ~	30	30
7.500% due 07/25/2022 - 06/25/2042	19	22
7.500% due 06/25/2042 ~	15	17
7.637% due 11/25/2042 •	28	27
8.500% due 06/25/2030	86	104

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
17.089% due 03/25/2038 •	$511	$652
19.733% due 04/25/2023 •(a)	4	0

Freddie Mac
0.000% due 08/15/2056 - 08/15/2057 (b)(h)	191,627	165,234
0.346% due 08/25/2031 •	8	8
0.484% due 12/15/2046 •	26,973	27,185
0.534% due 06/15/2049 •	15,673	15,803
0.841% due 01/25/2023 ~(a)	165,948	1,239
1.257% due 09/25/2030 ~(a)	203,201	17,830
1.483% due 06/25/2030 ~(a)	88,680	9,099
1.492% due 07/25/2044 •	6	6
1.536% due 05/25/2030 ~(a)	309,097	33,670
1.550% due 02/01/2037 •	3	3
1.602% due 12/25/2021 ~(a)	39,308	2
1.602% due 05/01/2035 •	19	20
1.674% due 10/15/2023 •	37	37
1.902% due 01/15/2038 ~(a)	25,009	1,595
1.957% due 06/01/2037 •	1	1
1.995% due 08/01/2034 •	1	1
2.048% due 09/01/2037 •	1	1
2.100% due 02/01/2033 - 06/01/2033 •	4	4
2.120% due 09/01/2037 •	1	1
2.163% due 01/01/2035 •	18	18
2.206% due 04/01/2036 •	6	6
2.244% due 07/01/2033 •	3	3
2.245% due 12/01/2037 •	2	2
2.250% due 09/01/2032 •	24	24
2.253% due 09/01/2024 •	2	2
2.258% due 09/01/2037 •	1	1
2.280% due 01/01/2035 •	54	58
2.281% due 05/01/2029 •	12	13
2.284% due 03/01/2031 •	7	7
2.295% due 09/01/2033 •	29	29
2.322% due 09/01/2023 •	2	2
2.325% due 08/01/2024 •	1	1
2.336% due 07/01/2034 •	30	32
2.345% due 11/01/2031 •	9	9
2.348% due 05/01/2033 •	12	12
2.349% due 10/01/2032 •	8	8
2.350% due 01/01/2033 •	7	7
2.351% due 07/01/2033 - 12/01/2034 •	16	16
2.355% due 09/01/2031 •	118	117
2.357% due 09/01/2033 •	1	1
2.363% due 09/01/2034 •	30	29
2.375% due 05/01/2037 •	2	2
2.391% due 04/01/2033 •	1	1
2.407% due 11/01/2029 •	48	48
2.410% due 02/01/2036 •	2	2
2.440% due 12/01/2033 •	35	36
2.502% due 03/01/2032 •	85	86
2.868% due 11/01/2035 •	51	54
3.000% due 03/15/2027 - 10/15/2047 (a)	45,884	7,453

38	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 08/01/2032 - 03/01/2049	$266,201	$281,549
3.500% due 08/15/2042 - 05/01/2049	305,161	324,113
3.500% due 12/15/2042 (a)	5,502	829
3.500% due 11/01/2047 - 07/01/2048	226,564	240,896
4.000% due 08/01/2040 - 08/01/2048	187,052	201,898
4.000% due 11/01/2047 - 01/01/2048	62,522	67,390
4.000% due 09/15/2048 (a)	8,002	679
4.199% due 09/25/2035 ~(a)	81,204	20,154
4.500% due 06/01/2048	4,262	4,625
5.000% due 02/15/2024 - 05/15/2038	3,652	4,144
5.136% due 03/15/2036 •(a)	752	38
5.500% due 08/15/2036 - 06/15/2041	23,101	26,629
5.866% due 11/15/2037 •(a)	6,674	1,117
5.966% due 08/15/2037 •(a)	874	147
6.000% due 02/15/2031 - 02/15/2032	1,172	1,336
6.116% due 06/15/2038 - 01/15/2042 •(a)	4,856	750
6.356% due 03/15/2037 •(a)	4,286	784
6.366% due 03/15/2037 - 06/15/2039 •(a)	2,049	393
6.466% due 09/15/2036 •(a)	1,635	280
6.486% due 09/15/2036 •(a)	1,088	188
6.500% due 11/25/2023 - 11/25/2049	6,738	7,839
6.566% due 04/15/2036 - 05/15/2036 •(a)	6,728	1,367
6.616% due 04/15/2026 •(a)	433	40
6.666% due 01/15/2037 •(a)	682	124
6.750% due 01/15/2024	1	1
7.000% due 12/15/2021 - 09/01/2047	315	339
7.066% due 08/15/2036 •(a)	1,891	367
7.116% due 07/15/2034 •(a)	1,325	94
7.250% due 09/15/2030	14	17
7.500% due 11/15/2021 - 09/15/2030	121	144
7.728% due 12/15/2042 •	1,713	1,788
8.500% due 06/15/2031	45	54
8.854% due 05/15/2023 •	1	2
9.386% due 11/15/2043 •	15,515	20,322
9.546% due 08/15/2044 •	8,673	10,542
9.733% due 01/15/2041 •	1,215	1,511
10.693% due 02/15/2040 •	605	737
15.933% due 12/15/2031 - 02/15/2032 •	551	740
16.666% due 09/15/2034 •	24	24
19.717% due 02/15/2024 •	5	6
20.192% due 11/15/2023 •	6	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
20.712% due 10/15/2031 •	$27	$33
21.303% due 02/15/2024 •	2	2

Ginnie Mae
0.031% due 08/16/2048 ~(a)	8,035	30
0.228% due 11/16/2043 ~(a)	8,930	40
0.288% due 10/16/2053 ~(a)	1,836	7
0.490% due 10/20/2062 •	4,343	4,351
0.560% due 03/20/2063 •	885	888
0.740% due 07/20/2063 •	21	21
0.781% due 04/20/2068 •	28,477	28,692
0.840% due 11/20/2065 - 08/20/2066 •	42,200	42,702
0.860% due 10/20/2066 •	13,398	13,577
0.870% due 09/20/2066 •	6,866	6,951
0.890% due 05/20/2066 - 09/20/2066 •	96,005	97,326
0.920% due 08/20/2066 •	11,701	11,882
0.940% due 04/20/2066 - 11/20/2066 •	30,944	31,443
0.985% due 03/16/2051 ~(a)	854	5
1.029% due 04/20/2067 •	35,113	35,543
1.090% due 03/20/2066 - 01/20/2067 •	33,605	34,284
1.240% due 03/20/2066 •	7,777	7,974
1.875% due 06/20/2027 - 06/20/2032 •	80	82
2.000% (H15T1Y + 1.500%) due 02/20/2024 - 01/20/2026 ~	2	2
2.000% due 01/20/2027 - 01/20/2035 •	57	59
2.125% (H15T1Y + 1.500%) due 10/20/2025 ~	2	2
2.125% due 12/20/2026 - 12/20/2033 •	42	43
2.250% due 08/20/2027 - 10/20/2029 •	34	34
2.750% due 08/20/2033 •	4	4
3.000% due 01/20/2042 - 11/20/2048	745	785
3.500% due 01/20/2042 - 03/20/2043 (a)	535	66
3.500% due 01/20/2045 - 03/15/2048	172,881	190,970
4.000% due 06/20/2039 - 01/20/2049	264,091	285,192
4.000% due 03/20/2043 (a)	1,360	117
4.000% due 08/20/2048	1,324	1,447
4.500% due 07/20/2032 - 02/20/2049	191,113	204,489
5.000% due 07/20/2033	172	184
5.500% due 04/20/2037	110	128
5.625% due 07/20/2037	82	91
6.100% due 06/15/2028 - 01/15/2029	277	311
6.113% due 10/20/2047 •(a)	13,392	2,594

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	39

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.490% due 01/15/2028 - 01/15/2029	$358	$401

Ginnie Mae, TBA
2.000% due 11/01/2051 - 12/01/2051	85,000	86,036
2.500% due 11/01/2051 - 12/01/2051	266,400	274,375
3.500% due 11/01/2051 - 12/01/2051	64,000	67,309
4.000% due 11/01/2051 - 12/01/2051	359,675	382,008

Small Business Administration
5.370% due 04/01/2028	165	178

Uniform Mortgage-Backed Security
2.000% due 02/01/2023 - 10/01/2051 (c)	3,879	4,000
2.500% due 08/01/2027 - 09/01/2051	2,643,119	2,745,231
3.000% due 11/01/2025 - 08/01/2051	2,094,379	2,224,763
3.000% due 11/01/2049 - 07/01/2050	1,427,707	1,513,484
3.500% due 10/01/2025 - 06/01/2050	1,081,244	1,152,448
3.500% due 12/01/2047 - 05/01/2050	427,437	451,551
4.000% due 09/01/2023 - 05/01/2051	6,215,556	6,679,404
4.000% due 07/01/2046 - 09/01/2050	2,170,578	2,331,589
4.500% due 08/01/2023 - 02/01/2050	237,921	259,046
4.500% due 01/01/2050	1,661	1,799
5.000% due 06/01/2024 - 06/01/2049	11,912	13,110
5.500% due 05/01/2027 - 01/01/2029	107	121
6.000% due 12/01/2032 - 09/01/2040	12,458	14,687

Uniform Mortgage-Backed Security, TBA
2.000% due 10/01/2036 - 10/01/2051	4,084,550	4,194,478
2.500% due 11/01/2036 - 11/01/2051	750,084	775,891
3.000% due 12/01/2051	884,400	922,753
3.500% due 10/01/2036 - 10/01/2051	130,000	137,603
4.000% due 10/01/2051	524,000	561,448

Vendee Mortgage Trust
6.500% due 09/15/2024	19	20

Total U.S. Government Agencies (Cost $27,198,315)		27,410,569

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 10.7%

U.S. Treasury Bonds
2.250% due 08/15/2046 (n)(r)	$4,400	$4,546
2.500% due 02/15/2045 (n)(p)(r)	77,400	83,610
2.500% due 02/15/2046 (n)(r)	2,319	2,509
2.500% due 05/15/2046 (n)(r)	4,955	5,363
2.750% due 11/15/2047 (n)(r)	100	114
2.875% due 05/15/2043	118,245	135,737
2.875% due 08/15/2045 (n)(r)	858,035	989,623
2.875% due 11/15/2046 (n)(r)	542,700	628,790
2.875% due 05/15/2049 (r)	3,300	3,861
3.000% due 11/15/2044 (n)	615,851	723,264
3.000% due 08/15/2048 (n)(r)	2,585	3,081
3.000% due 02/15/2049 (r)	125,029	149,498
3.125% due 02/15/2043 (n)	276,604	329,688
3.125% due 08/15/2044 (n)	478,709	573,048
3.375% due 05/15/2044 (n)	712,349	885,622
3.625% due 08/15/2043 (n)(r)	680,378	873,515
3.625% due 02/15/2044 (n)	494,809	637,086
3.750% due 11/15/2043	355,213	464,829
6.250% due 05/15/2030 (p)	845	1,179

U.S. Treasury Inflation Protected Securities (i)
0.125% due 10/15/2024 (p)	470,350	503,319
0.125% due 07/15/2030 (n)(p)(r)	1,601,721	1,767,868
0.250% due 01/15/2025 (p)	795	855
0.250% due 07/15/2029 (p)	1,686,674	1,877,817
0.250% due 02/15/2050	226,463	255,657
0.375% due 01/15/2027 (p)	19,788	21,858
0.500% due 04/15/2024	76	81
0.500% due 01/15/2028 (p)	5,186	5,809
0.625% due 02/15/2043	28,399	33,884
0.750% due 07/15/2028 (p)	974,111	1,116,040

40	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.750% due 02/15/2042 (n)(p)	$225,473	$275,007
0.750% due 02/15/2045 (n)	180,480	222,325
0.875% due 02/15/2047 (n)	223,892	287,407
1.000% due 02/15/2046 (p)	143,827	187,574
1.000% due 02/15/2048 (n)(p)	209,981	279,085
1.000% due 02/15/2049 (p)(r)	609,689	818,377
1.375% due 02/15/2044 (p)	114,354	157,247
2.125% due 02/15/2040	64,029	95,408
2.125% due 02/15/2041 (n)	16,079	24,239
2.500% due 01/15/2029 (p)	22,791	29,210

U.S. Treasury Notes
1.125% due 02/29/2028	52,824	52,504
1.125% due 02/15/2031 (n)	1,044,596	1,011,952
1.500% due 08/15/2026 (p)	1,100	1,128
1.625% due 02/15/2026 (n)	420	434
2.000% due 11/15/2026	200	210
2.250% due 11/15/2024 (n)	965	1,016
2.625% due 02/15/2029 (r)	560	611
2.750% due 02/28/2025 (n)	400	429

Total U.S. Treasury Obligations (Cost $14,703,788)		15,522,314

NON-AGENCY MORTGAGE-BACKED SECURITIES 28.6%

20 Times Square Trust
3.203% due 05/15/2035 ~	138,309	136,649

Adjustable Rate Mortgage Trust
0.446% due 08/25/2036 •	135	78
0.506% due 06/25/2037 •	383	398
0.586% due 03/25/2036 •	840	412
0.626% due 11/25/2035 •	3,356	3,260
0.626% due 01/25/2036 •	684	681
1.236% due 01/25/2035 •	2,161	2,115

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.236% due 01/25/2035 ^•		$3,628	$3,416
2.439% due 08/25/2036 ~		3,232	710
2.568% due 01/25/2036 ^~		104	98
2.623% due 07/25/2035 ~		1,263	1,277
2.644% due 11/25/2035 ^~		384	339
2.675% due 09/25/2035 ^~		728	699
2.744% due 01/25/2036 ^~		679	647
2.842% due 01/25/2036 ^~		4,419	3,900
2.973% due 03/25/2036 ~		11,465	5,403
3.027% due 05/25/2035 ~		3,241	3,276
3.041% due 02/25/2036 ^~		1,745	1,407
3.084% due 11/25/2035 ^~		62	59

American General Mortgage Loan Trust
0.000% due 09/25/2048 (a)(h)		204,341	207,850

American Home Mortgage Assets Trust
0.276% due 12/25/2046 ^•		33,210	29,037
0.276% due 06/25/2047 ^•		97	93
0.296% due 10/25/2046 •		198	129
0.466% due 05/25/2046 ^•		7,993	7,243
0.466% due 09/25/2046 ^•		12,523	12,261
1.012% due 11/25/2046 •		98,537	41,068
6.750% due 06/25/2037 ^þ		5,747	5,584

American Home Mortgage Investment Trust
0.366% due 03/25/2046 •		9,615	9,347
0.406% due 06/25/2046 •		11,714	3,464
0.686% due 11/25/2045 •		212	185
1.654% due 10/25/2034 •		1,663	1,702
1.778% due 09/25/2035 •		35,358	19,647
1.905% due 12/25/2035 •		267	144
1.905% due 11/25/2045 ^•		25,444	15,537
2.155% due 02/25/2045 •		2,433	2,454
5.908% due 09/25/2035 þ		24,994	17,807

Avon Finance PLC
0.000% due 11/28/2049 (b)(h)	GBP	27,160	30,585
0.000% due 11/28/2049 (h)		1,900	79,343
0.950% due 09/20/2048 •		93,555	126,550
1.450% due 11/28/2049 •		587,216	800,878
1.550% due 09/20/2048 •		11,604	15,660
2.050% due 09/20/2048 •		11,605	15,656
2.150% due 11/28/2049 •		66,994	91,462

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	41

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.550% due 09/20/2048 •	GBP	8,778	$11,843
2.700% due 11/28/2049 •		28,517	38,932
3.550% due 11/28/2049 •		17,653	24,276
4.050% due 11/28/2049 •		22,179	29,812
4.550% due 11/28/2049 •		23,990	31,885

BAMLL Commercial Mortgage Securities Trust
1.178% due 07/07/2043 ~(a)		$3,150	115
3.418% due 07/07/2043		2,373	2,469

Banc of America Alternative Loan Trust
0.486% due 06/25/2046 ^•		36	28
3.806% due 11/25/2021 ^~		79	71
5.500% due 10/25/2033		3,904	4,070
5.500% due 12/25/2035 ^		69	69
6.000% due 07/25/2034		14,254	14,841
6.000% due 03/25/2036 ^		2,186	2,234
6.000% due 06/25/2046 ^		151	148
6.000% due 07/25/2046 ^		356	364

Banc of America Funding Corp.
3.709% due 09/25/2048 ~		10,569	11,009

Banc of America Funding Trust
0.343% due 05/26/2037 ~		34,131	25,745
0.366% due 07/25/2037 •		13,071	12,861
0.376% due 07/25/2037 •		11,158	10,985
0.407% due 02/20/2047 •		4,119	4,186
0.586% due 07/25/2036 ^•		27	21
0.647% due 05/20/2036 •		76,325	31,644
0.667% due 07/20/2036 •		70	70
0.707% due 09/20/2035 ^•		4,071	3,284
1.693% due 06/20/2035 ^•		397	341
2.119% due 12/20/2034 ~		273	186
2.355% due 03/20/2036 ~		280	256
2.559% due 03/20/2036 ~		42	40
2.594% due 07/20/2036 ~		2,628	2,739
2.746% due 05/20/2034 ~		415	430
2.771% due 09/20/2035 ^~		203	194
2.775% due 04/20/2035 ~		161	155
2.778% due 05/25/2035 ~		16	15
2.893% due 10/20/2035 ~		3,558	3,530
2.916% due 09/20/2046 ^~		814	781
2.959% due 06/20/2047 ~		2,011	1,874
3.053% due 05/20/2036 ^~		82	83
3.053% due 05/20/2036 ^~		34	35
3.159% due 10/20/2046 ^~		249	216
3.202% due 09/20/2035 ~		17	18
3.386% due 11/20/2035 ~		1,636	1,610
3.411% due 01/20/2047 ^~		98	95
3.725% due 11/20/2035 ~		2,676	2,499
5.500% due 09/25/2034		19	19
5.500% due 03/25/2036 ^		56	55
5.888% due 04/25/2037 ^þ		288	295
6.000% due 09/25/2036 ^		148	147
6.000% due 09/25/2036 ^		1,350	1,295
6.000% due 08/25/2037 ^		3,542	3,417
6.000% due 08/25/2037 ^		193	195
6.000% due 10/26/2037 ~		6,757	6,678

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Mortgage Trust
2.248% due 08/25/2034 ~	$98	$105
2.321% due 09/25/2035 ~	27	28
2.360% due 09/25/2033 ~	1,391	1,404
2.371% due 04/25/2033 ~	45	46
2.371% due 12/25/2033 ~	73	75
2.371% due 02/25/2035 ~	116	116
2.372% due 05/25/2033 ~	6	6
2.447% due 07/25/2034 ~	10	11
2.487% due 06/25/2035 ~	109	103
2.497% due 02/25/2035 ~	155	161
2.545% due 05/25/2034 ~	162	168
2.570% due 11/25/2035 ^~	13	12
2.570% due 11/25/2035 ^~	94	91
2.630% due 01/25/2035 ~	7,686	7,924
2.673% due 02/25/2036 ^~	1,824	1,823
2.685% due 07/25/2035 ^~	299	302
2.685% due 07/25/2035 ~	531	535
2.714% due 04/25/2035 ^~	234	242
2.729% due 01/25/2036 ^~	95	88
2.763% due 12/25/2033 ~	28	28
2.788% due 10/25/2035 ^~	14	15
2.824% due 01/25/2034 ~	143	146
2.864% due 08/25/2035 ^~	1,992	2,024
2.876% due 05/25/2035 ^~	1,653	1,672
2.876% due 05/25/2035 ^~	840	849
2.896% due 11/25/2035 ^~	156	153
2.970% due 09/25/2035 ^~	395	394
3.185% due 11/20/2046 ^~	19	18
3.436% due 05/25/2033 ~	1	1
3.604% due 03/25/2033 ~	96	97
4.125% due 07/20/2032 ~	6	6
5.500% due 09/25/2035 ^	600	592
6.000% due 09/25/2037 ^	142	144
6.000% due 07/25/2046 •	2,651	2,626

BANK
0.471% due 02/15/2061 ~(a)	215,517	4,626

Barclays Commercial Mortgage Securities Trust
2.134% due 02/15/2033 •	187	187
3.184% due 02/15/2033 •	1,400	1,407

Bayview Commercial Asset Trust
0.366% due 01/25/2037 •	49	48

BCAP LLC Trust
0.324% due 08/26/2036 ~	12,755	11,687
0.404% due 05/26/2037 •	10,822	8,347
0.426% due 01/25/2037 ^•	372	370
0.488% due 07/26/2036 ~	363	328
0.521% due 03/26/2035 ~	1,117	1,053
0.526% due 05/25/2047 ^•	4,537	4,784
0.564% due 11/26/2036 •	5,970	2,440
0.644% due 05/26/2037 •	5,002	4,918
0.759% due 11/27/2047 ~	32,027	26,157
1.584% due 09/27/2037 •	6,338	6,349
2.525% due 09/26/2035 ~	8	7
2.578% due 10/26/2035 ~	2,983	2,288

42	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.606% due 02/26/2036 ~	$24	$22
2.679% due 10/26/2035 ~	4,583	4,681
2.729% due 01/26/2036 ~	1,426	1,105
2.805% due 11/26/2035 ~	345	342
2.863% due 12/20/2035 ~	13,600	8,617
2.885% due 02/26/2036 ~	2,205	2,004
2.886% due 06/26/2037 ~	8,864	8,304
2.886% due 06/27/2037 ~	6,530	6,076
3.151% due 05/26/2047 ~	5,552	5,000
5.250% due 02/26/2036 ~	731	447
5.250% due 04/26/2037	1,474	1,075
5.750% due 04/25/2037	5,694	3,912
5.953% due 04/26/2037 ~	5,432	3,644
6.000% due 07/26/2036 ~	9,447	7,306
6.000% due 08/26/2037 ~	10,608	9,753
6.215% due 08/26/2022 ~	86	61
6.250% due 12/26/2036 ~	8,462	8,004

Bear Stearns Adjustable Rate Mortgage Trust
1.985% due 08/25/2035 •	6,307	5,346
2.192% due 02/25/2036 ^~	86	86
2.226% due 02/25/2036 ~	2,602	2,245
2.259% due 12/25/2046 •	1,999	1,905
2.370% due 02/25/2036 •	47	48
2.460% due 08/25/2035 ^~	1,413	1,295
2.480% due 05/25/2034 ~	19	19
2.509% due 02/25/2033 ~	2	2
2.601% due 11/25/2034 ~	367	357
2.657% due 01/25/2035 ~	24	24
2.666% due 07/25/2034 ~	144	149
2.691% due 04/25/2034 ~	585	584
2.744% due 02/25/2035 ~	807	827
2.750% due 07/25/2034 ~	21	22
2.767% due 01/25/2035 ~	142	147
2.774% due 10/25/2033 ~	151	154
2.781% due 08/25/2035 ~	3,125	3,216
2.823% due 04/25/2034 ~	386	389
2.867% due 01/25/2035 ~	416	427
2.890% due 03/25/2035 ~	635	625
2.906% due 08/25/2035 ^~	326	328
2.919% due 07/25/2034 ~	1	1
2.969% due 08/25/2047 ^~	1,353	1,248
3.063% due 08/25/2047 ~	2,332	2,321
3.072% due 05/25/2037 ~	2,209	2,191
3.105% due 02/25/2036 ^~	471	470
3.114% due 07/25/2036 ~	2,043	1,927
3.151% due 05/25/2047 ^~	3,149	3,151
3.203% due 02/25/2036 ^~	35	33
3.291% due 06/25/2047 ^~	7,389	7,435
3.315% due 08/25/2035 ~	306	296
3.324% due 08/25/2035 ~	1,947	1,906
3.361% due 09/25/2034 ~	1,331	1,376
3.589% due 11/25/2034 ~	8	8
3.935% due 11/25/2034 ~	12	11

Bear Stearns ALT-A Trust
0.406% due 02/25/2034 •	41	40
0.406% due 08/25/2036 •	12,413	11,934

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.406% due 11/25/2036 •	$5,537	$5,360
0.406% due 06/25/2046 ^•	9,396	9,175
0.526% due 04/25/2036 ^•	4,853	6,365
0.566% due 02/25/2036 •	2,613	2,647
0.726% due 04/25/2034 •	131	132
0.941% due 06/25/2034	1,747	1,775
1.016% due 11/25/2034 •	10,616	9,183
1.625% due 01/25/2034 ~	40	35
1.736% due 09/25/2034 •	6,446	6,048
1.811% due 07/25/2034 •	4,507	4,775
2.000% due 09/25/2034 ~	103	106
2.462% due 10/25/2035 ^~	18,415	17,631
2.483% due 04/25/2035 ~	611	626
2.503% due 05/25/2035 ~	1,441	1,454
2.508% due 08/25/2034 ~	962	1,011
2.587% due 07/25/2035 ~	26,582	21,794
2.611% due 01/25/2035 ~	288	255
2.619% due 01/25/2036 ^~	5,237	5,269
2.622% due 05/25/2035 ~	198	200
2.675% due 02/25/2036 ~	1,030	1,028
2.717% due 01/25/2036 ~	22,603	22,484
2.762% due 06/25/2034 ~	496	521
2.768% due 09/25/2035 ~	933	503
2.829% due 02/25/2036 ~	8,173	8,090
2.863% due 04/25/2035 ~	624	627
2.910% due 09/25/2035 ^~	4,520	3,511
2.920% due 01/25/2035 ~	63	66
2.963% due 02/25/2036 ^~	1,795	1,514
2.981% due 02/25/2034 ~	78	80
3.001% due 11/25/2035 ^~	7,428	5,544
3.053% due 05/25/2036 ~	13,268	11,457
3.053% due 01/25/2047 ~	1,843	1,252
3.057% due 11/25/2035 ^~	11,998	10,491
3.067% due 05/25/2036 ~	19	15
3.071% due 09/25/2035 ~	6,029	4,465
3.081% due 11/25/2036 ~	5,769	4,366
3.083% due 05/25/2036 ~	13,554	9,256
3.089% due 09/25/2047 ^~	22,283	14,835
3.094% due 08/25/2036 ^~	281	240
3.123% due 04/25/2035 ~	328	312
3.169% due 05/25/2036 ^~	7,456	4,902
3.264% due 04/25/2035 ~	529	506
3.266% due 09/25/2034 ~	44	50
3.311% due 03/25/2036 ^~	8,536	7,434
3.445% due 08/25/2036 ^~	3,243	2,097
4.353% due 07/25/2035 ^~	10,781	9,190

Bear Stearns Mortgage Funding Trust
0.256% due 03/25/2037 •	50,553	48,423
0.266% due 06/25/2037 •	10,153	9,701
0.286% due 09/25/2046 •	20,557	20,423
0.296% due 06/25/2037 •	53,444	52,890
0.486% due 11/25/2036 •	19,026	18,325
0.526% due 08/25/2036 •	9,852	9,804

Bear Stearns Structured Products, Inc. Trust
2.708% due 01/26/2036 ^~	7,008	5,954
2.727% due 12/26/2046 ^~	145	132
7.000% due 07/25/2037 ~	30,790	14,746

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	43

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BellaVista Mortgage Trust
0.587% due 05/20/2045 •		$158	$115

Benchmark Mortgage Trust
0.665% due 07/15/2053 ~(a)		68,256	3,188
1.569% due 12/17/2053 ~(a)		218,951	23,313
1.918% due 07/15/2053 ~(a)		104,237	11,463

Business Mortgage Finance PLC
0.000% due 08/15/2040 •	EUR	1,937	2,242

BX Commercial Mortgage Trust
2.584% due 12/15/2036 •		$41,472	41,502

BXP Trust
3.379% due 06/13/2039		28,700	31,206

CFCRE Commercial Mortgage Trust
1.242% due 11/10/2049 ~(a)		152,254	7,107

Chase Mortgage Finance Trust
2.369% due 02/25/2037 ~		24	25
2.442% due 06/25/2035 ~		3	3
2.457% due 06/25/2035 ~		30	31
2.739% due 09/25/2036 ^~		11	10
2.831% due 01/25/2036 ~		150	139
2.831% due 01/25/2036 ^~		244	226
2.861% due 12/25/2035 ^~		227	218
3.134% due 03/25/2037 ^~		3,502	3,548
3.162% due 12/25/2037 ^~		404	364
5.500% due 11/25/2035		804	755
6.000% due 10/25/2036		533	351
6.000% due 11/25/2036		1,841	1,199
6.000% due 12/25/2036		112	75
6.000% due 02/25/2037		1,353	775
6.000% due 03/25/2037 ^		793	551
6.000% due 05/25/2037		12,715	8,555
6.250% due 10/25/2036		5,045	3,385

ChaseFlex Trust
0.366% due 05/25/2037 •		18,310	17,804
0.386% due 07/25/2037 •		11,296	10,596
4.440% due 09/25/2036 ~		5,448	5,476
6.300% due 06/25/2036 ^~		12,147	12,003

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
0.766% due 08/25/2037 •		5,579	5,336
4.139% due 08/25/2037 ^þ		863	841

Chester A PLC
0.000% due 05/20/2046	GBP	9	94,955
0.850% due 03/17/2046 •		790,548	1,073,422

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 03/17/2046	GBP	116,570	$135,669
1.300% due 03/17/2046 •		125,536	169,683
1.800% due 03/17/2046 •		116,569	158,010
2.300% due 03/17/2046 •		71,735	97,496
3.050% due 03/17/2046 •		35,868	48,764

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.266% due 05/25/2036 •		$164	157
0.316% due 05/25/2036 •		319	306
0.366% due 01/25/2035 •		266	274
0.386% due 08/25/2035 •		40	40

Citicorp Mortgage Securities Trust
5.750% due 06/25/2036		112	112
6.000% due 08/25/2036		3,458	3,583

Citigroup Commercial Mortgage Trust
1.600% due 10/10/2049 ~(a)		313,369	17,137
3.349% due 02/10/2049		40,000	42,472

Citigroup Mortgage Loan Trust
0.000% due 09/25/2060 ~		109,841	108,370
0.000% due 09/25/2060 ~(a)		905,112	25,089
0.000% due 10/25/2060		61,137	59,884
0.000% due 10/25/2060 (a)		1,211,096	35,758
0.000% due 09/25/2064 ~		65	65
0.000% due 03/01/2065		28,139	21,878
0.000% due 03/01/2065 (a)		2,398,206	24,985
0.000% due 03/01/2070		19,666	19,273
0.000% due 03/01/2070 (a)		415,981	23,255
0.000% due 09/01/2070 «		2,858	2,856
0.000% due 09/01/2070		3,003,570	111,279
0.000% due 01/25/2082 (a)		712	711
0.110% due 10/25/2060 (a)		1,092,003	3,467
0.150% due 09/25/2060 ~(a)		831,404	6,266
0.150% due 03/01/2070 (a)		392,411	2,365
0.151% due 03/01/2065 (a)		1,883,621	11,205

44	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.156% due 01/25/2037 •	$209	$193
0.508% due 05/20/2047 •	10,517	9,655
0.586% due 09/25/2036 •	846	833
0.626% due 12/25/2035 ~	7,598	6,779
0.836% due 08/25/2035 •	7,012	6,498
1.036% due 09/25/2037 •	2,665	2,168
1.375% due 09/01/2070 «	1,169,317	1,177,074
1.500% due 10/25/2060	887,290	894,024
1.500% due 03/01/2065	1,941,816	1,917,432
1.500% due 03/01/2070	301,146	302,608
1.633% due 08/25/2036 •	30,974	14,080
1.750% due 09/25/2060 ~	544,649	550,103
1.966% due 08/25/2035 ~	255	260
1.984% due 09/25/2037 ~	1,116	1,133
2.000% due 09/25/2060 ~	65,780	65,061
2.125% due 09/01/2070 «	85,750	86,426
2.250% due 03/01/2065	135,165	131,899
2.357% due 10/25/2035 ~	1,918	1,214
2.365% due 03/25/2034 ~	290	302
2.375% due 09/01/2070 «	84,191	84,864
2.442% due 11/25/2036 ^~	137	133
2.470% due 05/25/2035 •	22	22
2.500% due 10/25/2060	69,657	71,274
2.508% due 10/25/2035 ~	22	20
2.520% due 03/25/2036 ^•	235	237
2.538% due 09/25/2037 ~	1,376	988
2.548% due 03/25/2035 ~	8,164	8,485
2.557% due 03/25/2036 ^~	1,904	1,855
2.579% due 10/25/2046 ^~	2,191	2,179
2.647% due 07/25/2036 ~	1,327	1,242
2.670% due 11/25/2036 ~	4,524	3,649
2.722% due 11/25/2036	2,032	2,010
2.750% due 09/25/2060	57,244	58,051
2.750% due 03/01/2065	101,375	101,652
2.750% due 03/01/2070	23,221	24,181
2.750% due 09/01/2070 «	63,923	64,822
2.754% due 08/25/2035 ~	316	330
2.838% due 11/25/2036 ~	4,556	4,237
2.959% due 03/25/2037	3,522	3,110
3.000% due 10/25/2060	68,367	70,873
3.000% due 03/01/2065	80,097	79,053
3.000% due 03/01/2070	26,154	27,034
3.010% due 06/25/2036 ^~	2,118	2,168
3.108% due 03/25/2037 ^~	986	937
3.124% due 09/25/2037 ~	3,917	3,823
3.124% due 09/25/2037	2,131	2,093
3.125% due 09/01/2070 «	44,434	44,730
3.184% due 06/25/2036	1,117	1,093
3.228% due 09/25/2059 þ	18,565	18,603
3.250% due 09/25/2060	50,716	53,073

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.332% due 03/01/2065		$103,877	$96,970
3.364% due 07/25/2036 ~		2,533	2,102
3.500% due 10/25/2060		52,242	54,631
3.500% due 03/01/2070		20,531	21,425
3.625% due 09/01/2070 «		37,418	37,521
3.914% due 10/25/2060		66,433	68,419
4.052% due 09/25/2060 ~		66,282	68,976
4.145% due 01/25/2082 ~		312,518	319,515
4.179% due 03/01/2070		21,753	23,064
4.200% due 09/01/2070 «		74,058	75,340
4.267% due 09/25/2064 ~		117,839	110,742
5.250% due 03/25/2037		2,618	2,322
5.750% due 09/25/2021		401	393
5.750% due 04/25/2047		4,242	3,129
6.000% due 05/25/2037		3,323	3,062
6.000% due 08/25/2037 ~		12,969	9,451
6.250% due 11/25/2037 ~		2,123	1,372
6.500% due 10/25/2036 ~		6,256	4,646

Citigroup Mortgage Loan Trust, Inc.
1.995% due 02/25/2034 ~		4	4
2.444% due 04/25/2035 ~		1,320	1,336
2.886% due 05/25/2035 ~		239	245
2.913% due 12/25/2035 ^~		270	189
6.000% due 05/25/2035		2,624	2,748

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.140% due 09/25/2035 ^~		346	310

CitiMortgage Alternative Loan Trust
5.364% due 02/25/2037 •(a)		1,975	331
5.500% due 04/25/2022 ^		56	56
5.750% due 12/25/2036		356	359
5.750% due 03/25/2037		553	558
6.000% due 07/25/2036		315	313
6.000% due 06/25/2037 ^		3,902	3,928
6.000% due 10/25/2037		2,231	2,209

Clavis Securities PLC
0.000% due 12/15/2031 •	EUR	5,705	6,477
0.240% due 12/15/2032 •	GBP	649	856

CNL Commercial Mortgage Loan Trust
0.584% due 05/15/2031 •		$303	291

Commercial Mortgage Trust
0.250% due 04/10/2047 ~(a)		58,814	260
1.253% due 08/10/2047 ~(a)		199,862	4,976
1.532% due 10/10/2049 ~(a)		214,562	10,814
3.140% due 10/10/2036		13,000	13,710
3.546% due 06/10/2047		8,212	8,626
3.550% due 02/10/2049		19,549	20,654
3.955% due 02/10/2047		3,400	3,605
4.228% due 05/10/2051		1,400	1,595

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	45

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034	$258	$258
6.000% due 05/25/2036 ^	63	49
6.000% due 08/25/2037 ^~	1,236	884
7.585% due 08/25/2037 ^~	909	588

Countrywide Alternative Loan Trust
0.226% due 06/25/2037 •	14,748	14,250
0.246% due 09/25/2047 •	20,234	19,826
0.266% due 05/25/2047 •	7,233	6,969
0.267% due 02/20/2047 ^•	14,475	11,381
0.277% due 03/20/2047 •	22,991	19,964
0.282% due 12/20/2046 ^•	41,684	37,066
0.287% due 07/20/2046 ^•	6,781	5,370
0.296% due 04/25/2047 •	12,666	10,974
0.297% due 09/20/2046 •	3,363	2,789
0.306% due 09/25/2047 •	15,357	14,741
0.326% due 06/25/2036 •	1,061	1,054
0.326% due 11/25/2036 «•	42	0
0.346% due 08/25/2035 •	9,148	6,621
0.396% due 08/25/2035 •	943	865
0.406% due 06/25/2036 •	13,149	11,210
0.406% due 11/25/2036 •	12,897	12,884
0.406% due 01/25/2037 •	24,865	23,006
0.406% due 07/25/2046 •	7,456	7,335
0.424% due 11/25/2036 «•	3	0
0.426% due 01/25/2037 ^•	8	97
0.436% due 09/25/2034 •	209	192
0.446% due 11/25/2036 •	6,169	6,856
0.456% due 02/25/2037 ^•	396	95
0.466% due 09/25/2046 ^•	25,547	25,098
0.466% due 10/25/2046 •	2,939	2,878
0.486% due 02/25/2036 •	1,741	1,682
0.486% due 06/25/2036 ^•	73	36
0.506% due 05/25/2035 •	4,653	4,579
0.506% due 07/25/2046 •	6,028	5,803
0.507% due 05/20/2046 ^•	24,485	22,406
0.526% due 05/25/2035 •	2,287	2,185
0.586% due 12/25/2035 ^•	1,860	924
0.586% due 12/25/2035 •	33,962	24,495
0.586% due 04/25/2036 •	6,957	2,475
0.606% due 07/25/2035 •	271	270
0.626% due 02/25/2036 •	1,080	936
0.636% due 11/25/2035 •	2,871	1,461
0.646% due 08/25/2035 •	1,877	1,803
0.646% due 12/25/2035 •	389	391
0.646% due 02/25/2037 •	14,069	12,453
0.666% due 11/25/2035 •	474	478
0.666% due 02/25/2036 ^•	7,244	7,154
0.666% due 05/25/2036 •	4,604	4,433
0.706% due 10/25/2035 •	17	14
0.706% due 11/25/2035 •	3,481	3,411
0.724% due 11/20/2035 •	6,471	6,054
0.744% due 11/20/2035 •	25,499	24,670
0.746% due 09/25/2035 •	2,378	1,870
0.746% due 10/25/2035 •	1,566	1,266
0.786% due 09/25/2035 •	7,867	7,528

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.786% due 12/25/2035 •	$15,239	$14,792
0.886% due 08/25/2035 •	1,281	891
0.886% due 01/25/2036 •	1,898	1,779
1.086% due 08/25/2035 •	4,182	2,275
1.092% due 12/25/2035 •	9,759	9,218
1.106% due 10/25/2034 •	7,044	6,995
1.192% due 08/25/2035 ^•	15	14
1.402% due 07/20/2035 •	2,761	2,575
1.492% due 08/25/2035 •	150	147
1.626% due 11/25/2035 •	3,791	3,548
1.652% due 08/25/2035 •	4,147	4,059
1.661% due 02/25/2035 •	4,223	4,148
1.736% due 08/25/2034 •	5,813	5,696
1.736% due 10/25/2034 •	5,380	5,327
1.737% due 06/25/2035 •	262	253
1.935% due 03/25/2047 ^•	4,924	4,339
2.142% due 10/20/2035 •	17,783	14,338
2.162% due 10/20/2035 •	9,985	8,361
2.393% due 05/25/2035 ~	2,917	2,215
2.521% due 08/25/2034 ~	4,058	3,928
2.607% due 06/25/2037 ~	69	64
2.685% due 12/25/2035 ~	94	94
2.700% due 12/25/2034 ~	6,639	7,138
2.807% due 03/25/2047 ~	3,991	4,020
2.903% due 11/25/2035 ^~	265	261
3.019% due 08/25/2036 ~	467	471
3.055% due 02/25/2037 ^~	814	820
3.274% due 06/25/2037 ^~	4,460	4,104
3.348% due 12/25/2035 ~	113	111
4.864% due 11/25/2035 •(a)	2,871	414
5.000% due 08/25/2035	3,460	3,149
5.014% due 11/25/2035 •(a)	3,149	603
5.164% due 08/25/2036 •(a)	9,258	2,256
5.500% due 03/25/2035	2,748	2,763
5.500% due 05/25/2035	644	589
5.500% due 06/25/2035	163	156
5.500% due 07/25/2035	50	47
5.500% due 08/25/2035	4,276	4,331
5.500% due 09/25/2035 ^	29,485	27,567
5.500% due 11/25/2035	5,976	5,319
5.500% due 11/25/2035 ^	2,341	2,236
5.500% due 12/25/2035	3,208	2,382
5.500% due 01/25/2036	6,862	6,409
5.500% due 02/25/2036 ^	55	44
5.500% due 02/25/2036	35,291	29,081
5.750% due 05/25/2036	288	176
5.750% due 08/25/2036	4,292	3,297
5.750% due 03/25/2037	4,241	3,261
5.750% due 06/25/2037	3,372	2,256
5.750% due 07/25/2037	991	800
5.750% due 04/25/2047	1,909	1,575
5.750% due 04/25/2047 ^	408	336
6.000% due 11/25/2034	3,721	3,938
6.000% due 02/25/2035	22,718	21,943
6.000% due 02/25/2036	37,753	30,121
6.000% due 03/25/2036 ^	10,638	7,122

46	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 04/25/2036	$11,543	$7,869
6.000% due 04/25/2036 ^	787	486
6.000% due 05/25/2036	9,780	7,451
6.000% due 05/25/2036 ^	1,520	1,005
6.000% due 06/25/2036	8,661	6,575
6.000% due 07/25/2036	9,447	7,653
6.000% due 08/25/2036 ^	1,125	896
6.000% due 08/25/2036	3,381	2,695
6.000% due 01/25/2037	1,145	1,158
6.000% due 02/25/2037 ^	3,573	1,950
6.000% due 03/25/2037 ^	2,583	1,470
6.000% due 04/25/2037 ^	5,083	3,365
6.000% due 04/25/2037	3,478	2,241
6.000% due 05/25/2037 ^	2,654	1,712
6.000% due 05/25/2037	9,542	6,027
6.000% due 06/25/2037	565	390
6.000% due 08/25/2037 •	5,728	4,095
6.250% due 11/25/2036	4,858	3,426
6.250% due 12/25/2036	3,221	2,016
6.250% due 11/25/2046	2,228	1,627
6.500% due 05/25/2036 ^	2,862	2,008
6.500% due 06/25/2036 ^	939	685
6.500% due 08/25/2036 ^	2,558	1,346
6.500% due 09/25/2036	5,645	4,121
6.500% due 12/25/2036 ^	2,596	1,670
6.500% due 08/25/2037 ^	10,081	6,062
6.500% due 09/25/2037 ^	19,271	11,100
6.500% due 11/25/2037	8,402	5,537
7.000% due 08/25/2034	189	183
7.000% due 09/25/2036	27,303	10,361
7.250% due 08/25/2032	124	133
7.500% due 12/25/2034	104	31

Countrywide Home Loan Mortgage Pass-Through Trust
0.356% due 04/25/2035 •	1,858	1,793
0.486% due 04/25/2046 •	401	381
0.546% due 05/25/2035 •	292	258
0.586% due 05/25/2036 •	2,222	868
0.626% due 03/25/2035 •	391	385
0.666% due 04/25/2035 •	4,703	4,479
0.686% due 03/25/2035 •	1,145	940
0.686% due 05/25/2035 •	7,947	6,731
0.726% due 03/25/2035 •	14,591	13,513
0.746% due 02/25/2035 •	432	403
0.766% due 02/25/2035 •	790	752
0.766% due 03/25/2036 •	7	5
0.786% due 02/25/2036 ^•	2	1
0.826% due 02/25/2035 •	6,834	6,491
0.846% due 09/25/2034 •	108	110
1.985% due 02/20/2036 •	28	26
1.985% due 02/20/2036 ^•	1,644	1,466
1.987% due 02/20/2036 •	562	542
2.076% due 05/25/2034 ~	58	58
2.081% due 02/20/2036 •	6,733	5,556
2.087% due 07/25/2034 ~	89	91
2.109% due 02/20/2036 ^•	750	758

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.241% due 02/25/2034 ~	$112	$110
2.249% due 10/25/2033 ~	41	42
2.256% due 02/25/2035 ~	5,498	4,889
2.293% due 09/25/2034 ^~	20	18
2.492% due 10/20/2034 ~	3,263	3,347
2.518% due 04/25/2035 ~	528	474
2.540% due 12/25/2033 ~	55	55
2.550% due 09/20/2034 ~	112	110
2.553% due 12/19/2033 ~	7	8
2.586% due 10/20/2035 ~	1,837	1,842
2.586% due 10/20/2035 ^~	438	439
2.587% due 05/20/2034 ~	41	43
2.588% due 09/25/2034 ~	233	239
2.595% due 09/20/2035 ~	8,802	8,308
2.613% due 11/20/2034 ~	166	173
2.628% due 09/25/2037 ^~	1,315	1,310
2.633% due 11/20/2035 ~	21,522	19,436
2.642% due 03/20/2036	5,144	5,201
2.647% due 08/20/2035 ^~	6,681	6,654
2.669% due 03/25/2035 ~	237	216
2.684% due 02/20/2035 ~	325	330
2.704% due 05/20/2036 ~	7,667	7,148
2.708% due 09/20/2036 ^~	866	837
2.726% due 03/25/2035 ~	433	463
2.742% due 11/20/2035	749	698
2.809% due 02/20/2036 ~	3,742	3,723
2.813% due 04/25/2037 ~	2,276	2,236
2.815% due 01/25/2036 ~	3,670	3,534
2.828% due 09/20/2035 ~	6,091	6,103
2.844% due 02/25/2047 ^~	10,425	10,065
2.866% due 04/25/2047 ~	7,591	6,913
2.875% due 05/20/2036 ~	3,019	2,960
2.875% due 05/20/2036 ^~	14,087	14,678
2.887% due 08/25/2034 ~	8	8
2.887% due 08/25/2034 ^~	2	2
2.921% due 11/25/2037 ~	21,948	22,173
2.922% due 09/25/2047 ^~	1,026	993
2.941% due 05/19/2033 ~	105	103
2.952% due 05/20/2035 ~	849	841
2.983% due 03/25/2037 ^~	174	166
3.001% due 07/19/2033 ~	364	378
3.003% due 05/20/2036 ~	3,143	2,828
3.041% due 11/25/2037 ~	13,586	13,281
3.062% due 06/20/2036 ~	6,202	5,964
3.070% due 04/25/2035 ^~	23	21
3.081% due 11/25/2037 ~	20,311	20,325
3.096% due 11/20/2035 ~	1,426	1,247
3.117% due 05/20/2036 ^~	1,766	1,732
3.191% due 04/20/2036 ~	283	259
3.192% due 06/25/2047 ^~	4,269	4,476
5.250% due 12/25/2027	552	459
5.250% due 07/25/2034	205	207
5.500% due 04/25/2035	26	25
5.500% due 08/25/2035	2,082	1,582
5.500% due 08/25/2035 ^	120	90
5.500% due 09/25/2035	1,491	1,292

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	47

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 10/25/2035 ^	$238	$201
5.500% due 10/25/2035	91	74
5.500% due 11/25/2035	285	215
5.500% due 01/25/2036	818	665
5.750% due 08/25/2034	191	195
5.750% due 02/25/2036	519	362
5.750% due 02/25/2037	243	182
5.750% due 03/25/2037	2,363	1,674
5.750% due 05/25/2037 ^	275	197
5.750% due 05/25/2037	91	66
5.750% due 07/25/2037	353	257
5.750% due 07/25/2037 ^	1,811	1,319
5.850% due 05/25/2036	2,523	1,693
6.000% due 12/25/2035	18	15
6.000% due 02/25/2037	1,705	1,295
6.000% due 02/25/2037 ^	5,176	3,386
6.000% due 03/25/2037	1,826	1,296
6.000% due 03/25/2037 ^	2,375	1,730
6.000% due 04/25/2037	314	227
6.000% due 05/25/2037	22	14
6.000% due 05/25/2037 ^	3,253	2,111
6.000% due 07/25/2037	7,333	4,784
6.000% due 08/25/2037	830	597
6.000% due 09/25/2037	2,391	1,791
6.000% due 10/25/2037	109	101
6.000% due 01/25/2038	8,843	5,950
6.250% due 09/25/2036	2,279	1,382
6.250% due 10/25/2036	107	74
6.500% due 11/25/2036	10,243	6,352
6.500% due 05/25/2037	225	154
6.500% due 10/25/2037	13,513	9,286
6.500% due 10/25/2037 ^	4,237	2,092
6.500% due 11/25/2037 ^	3,739	2,062
6.500% due 12/25/2037	21,840	13,409
6.500% due 11/25/2047	12,639	8,656

Countrywide Home Loan Reperforming REMIC Trust
0.486% due 11/25/2034 •	7,269	6,849
0.486% due 09/25/2035 •	979	877
5.709% due 01/25/2034	19,065	19,158

Credit Suisse First Boston Mortgage Securities Corp.
0.736% due 11/25/2031 •	525	365
0.736% due 09/25/2035 •	2,836	2,035
1.236% due 11/25/2034 •	5,380	5,162
2.272% due 11/25/2031 •	210	134
2.428% due 04/25/2034 ~	5	5
3.153% due 06/25/2046 ~	396,938	404,250
5.250% due 09/25/2035	666	651
5.750% due 04/22/2033	11	11
6.000% due 01/25/2036 ^	2,754	2,221
6.500% due 01/25/2036	383	164
7.000% due 01/25/2036	4,825	1,048

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.053% due 10/25/2033 ~	14	14
2.148% due 07/25/2033 ~	18	19

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 10/25/2035	$3,562	$2,559
6.000% due 11/25/2035 ^	237	94

Credit Suisse Mortgage Capital Certificates
0.374% due 07/27/2037 •	1,073	992
0.524% due 05/27/2037 •	11,019	10,151
0.528% due 04/27/2037 ~	10,924	5,725
2.402% due 04/26/2038 ~	2,475	2,491
2.670% due 11/26/2036 ~	3,968	3,164
2.839% due 09/26/2036 ~	791	764
2.996% due 04/26/2047 ~	12,867	8,848
3.308% due 08/27/2037 ~	14,627	13,748
4.000% due 08/27/2037 ~	13,618	13,465
5.561% due 04/25/2036 ~	6,379	5,612
6.000% due 04/26/2037 ~	4,367	4,379
7.000% due 08/26/2036	2,437	1,468
7.899% due 02/27/2047 ~	100,889	56,996

Credit Suisse Mortgage Capital Certificates Trust
3.404% due 01/27/2059 ~	39,412	40,665

Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.586% due 07/25/2036 •	15,790	7,213
5.000% due 04/25/2037	472	468
5.500% due 03/25/2037	374	274
6.000% due 08/25/2036	4,328	3,289
6.000% due 02/25/2037	1,858	1,614
6.000% due 06/25/2037	2,062	472
6.250% due 08/25/2036 ^	747	454

Credit Suisse Mortgage Capital Trust
0.000% due 07/25/2049 ~	45,600	46,759
0.000% due 12/25/2054 (a)	37	37
0.000% due 01/25/2058 (a)(h)	256	256
0.000% due 04/25/2058 (a)	11	11
0.000% due 07/25/2058 (h)	788	787
0.000% due 01/27/2059 (a)(h)	521	520
0.000% due 01/27/2059 (a)	922,503	55
0.000% due 04/25/2059 ~(a)	466,407	28
0.000% due 09/25/2059 (a)	722	721
0.000% due 09/25/2059 ~	37,457	39,500
0.000% due 10/25/2060 (a)(h)	739	738
0.000% due 02/25/2061	1,044	981
0.000% due 05/25/2061 (a)	594,370	10,642
0.000% due 11/25/2076 (a)(h)	1,555	1,549
0.000% due 11/25/2076 (a)	1,087,400	65
0.388% due 02/25/2061 (a)	312,613	5,521
1.000% due 07/25/2057 (a)	279	279
1.000% due 02/25/2061 (a)	215,107	5,315
1.177% due 02/25/2061 (a)	370,579	1,579
1.250% due 02/25/2061	215,107	213,426
1.384% due 08/15/2037 ~(a)	144,920	6,457

48	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.515% due 05/25/2061 (a)	$654,189	$25,543
1.650% due 05/25/2061 «	475,268	475,239
2.100% due 05/25/2061 «	40,232	40,416
2.450% due 05/25/2061 «	33,691	33,875
2.500% due 07/25/2057 ~	502,470	521,011
2.500% due 02/25/2061	27,143	27,288
2.800% due 05/25/2061 «	28,457	28,622
2.885% due 06/01/2050 ~	1,167,104	1,195,170
2.894% due 06/25/2048 ~	898,371	897,796
2.961% due 10/27/2059 ~	4,988	5,028
3.000% due 02/25/2061	20,262	20,625
3.006% due 07/25/2050 ~	43,960	45,018
3.069% due 07/25/2057 ~	335,131	290,240
3.134% due 02/25/2061	108,000	98,655
3.139% due 02/25/2061	16,097	16,617
3.151% due 07/25/2057 ~(a)	24,545	23,506
3.169% due 07/25/2049	1,024,834	1,063,482
3.250% due 01/27/2059 ~	562,933	599,089
3.250% due 04/25/2059 ~	271,545	284,890
3.281% due 07/25/2058 ~	2,705,687	2,796,278
3.281% due 07/25/2058 ~«	417,288	322,163
3.315% due 10/25/2060 ~	1,481,530	1,553,031
3.315% due 10/25/2060 ~«	237,523	172,911
3.431% due 10/27/2060 ~(a)	73,569	73,660
3.455% due 09/25/2048 ~(a)	133,602	133,072
3.500% due 05/25/2061 «	104,086	102,872
3.500% due 11/25/2076 ~	638,420	677,341
3.630% due 01/25/2058 ~	202,956	195,212
3.655% due 04/25/2058 ~	369,741	383,162
3.657% due 07/25/2049	43,151	44,753
3.678% due 04/25/2059 ~	121,997	126,438
3.678% due 04/25/2059 ~«	60,999	52,336
3.726% due 10/25/2058 ~(a)	13,507	13,665
3.837% due 10/27/2060 ~	12,325	11,977
3.851% due 12/25/2054 ~«	142,031	137,252
3.898% due 11/25/2076 ~	430,959	434,039
3.911% due 01/27/2059 ~	356,200	360,472
4.324% due 09/25/2057 ~	623,914	667,425
4.324% due 09/25/2057 ~«	121,043	114,195
4.449% due 12/25/2048 ~	312,856	320,404
4.787% due 05/27/2053 ~	90,007	98,289
5.005% due 09/25/2057 ~	32,063	33,388
5.163% due 09/25/2059 ~	359,915	394,990
5.163% due 09/25/2059 ~«	57,176	56,254

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CRSNT Commercial Mortgage Trust
0.536% due 04/15/2036 (a)	$175,301	$942

CSAIL Commercial Mortgage Trust
3.224% due 06/15/2057	676	702
3.617% due 11/15/2048	14,582	15,361

DBJPM Mortgage Trust
1.830% due 09/15/2053 ~(a)	63,395	6,200

Deutsche ALT-A Securities, Inc.
0.386% due 04/25/2037 •	16,034	11,486

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.216% due 08/25/2047 •	42,456	41,176
0.226% due 07/25/2047 •	9,484	9,100
0.236% due 12/25/2036 •	4,362	4,282
0.236% due 02/25/2047 •	1,488	1,096
0.276% due 08/25/2047 •	13,388	13,048
0.386% due 03/25/2037 ^•	16,590	16,810
0.406% due 01/25/2047 •	1,755	2,065
0.416% due 08/25/2037 ^•	8,904	7,690
0.466% due 08/25/2036 •	2,230	2,212
0.466% due 10/25/2036 •	15,546	6,812
0.486% due 02/25/2047 •	4,527	4,344
0.646% due 08/25/2036 •	10,051	9,997
0.786% due 06/25/2037 •	56,414	55,787
0.836% due 10/25/2047 •	32,014	30,402
0.862% due 04/25/2047 •	18,255	18,242
1.436% due 11/25/2035 •	3,540	4,138
2.796% due 10/25/2035 ~	258	253
5.000% due 10/25/2018	4	4
5.250% due 09/25/2035 ~	3,712	3,679
5.500% due 11/25/2035 ~	60	71
5.500% due 12/25/2035	1,775	1,755

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
4.983% due 06/25/2036 ~	9,392	9,390
5.431% due 02/25/2036 ~	2,476	2,537
5.530% due 02/25/2036 ~	4,256	4,360
5.650% due 10/25/2036 ~	12,464	12,613
5.900% due 10/25/2036 ~	5,374	5,428
6.369% due 10/25/2036 ^þ	865	872
6.386% due 10/25/2036 ^þ	137	138
6.420% due 07/25/2036 ~	4,014	3,986
6.600% due 10/25/2036 þ	3,714	3,757

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
2.228% due 06/25/2034 ~	6	5

Downey Savings & Loan Association Mortgage Loan Trust
0.267% due 04/19/2047 ^•	74	87
0.507% due 03/19/2045 •	480	496
0.587% due 02/19/2045 •	1,057	1,054
0.747% due 09/19/2045 •	1,567	1,196
0.867% due 11/19/2044 •	1,904	1,908
0.887% due 11/19/2044 •	58	57
0.907% due 09/19/2044 •	3,237	3,215
1.032% due 04/19/2046 •	5,107	5,014

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	49

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.501% due 07/19/2044 ~		$369	$367
2.587% due 07/19/2044 ~		11	11

Durham Mortgages
0.000% due 03/31/2054 ~	GBP	10	4,839
0.000% due 11/28/2054 «		27,883	27,813
0.000% due 11/28/2054 «(h)		9,973	11,116
0.700% due 11/28/2054		1,421,193	1,918,246
1.050% due 11/28/2054		66,488	89,599
1.400% due 11/28/2054		55,683	75,045
1.750% due 11/28/2054		49,866	67,279
2.450% due 11/28/2054		36,568	49,306
2.550% due 11/28/2054 «		24,932	33,305
2.700% due 11/28/2054		22,439	29,259

Durham Mortgages PLC
0.000% due 03/31/2053 ~		10	0
0.000% due 05/28/2054 (h)		17,086	18,601
0.000% due 05/28/2054 ~		31,919	33,154
0.849% due 05/28/2054 •		76,955	104,228
1.149% due 05/28/2054 •		75,940	102,671
1.549% due 05/28/2054 •		63,600	86,096
2.049% due 05/28/2054 •		48,412	65,772
2.549% due 05/28/2054 •		36,071	48,733
2.550% due 05/28/2054 •		8,770	11,774
2.799% due 05/28/2054 •		19,933	26,491

E-MAC NL BV
1.711% due 07/25/2036 •	EUR	335	381

EMF-UK PLC
1.047% due 03/13/2046 •	GBP	22,155	29,852

Eurohome UK Mortgages PLC
0.220% due 06/15/2044		1,712	2,267

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eurosail PLC
0.000% due 03/13/2045 •	EUR	436	$503
0.223% due 12/10/2044 •	GBP	1,358	1,826
0.227% due 03/13/2045 •		1,281	1,715
0.230% due 12/15/2044 •		186	249
0.467% due 09/13/2045 •		34,196	45,179
0.837% due 09/13/2045 •		31,657	41,722
1.017% due 06/13/2045 •		4,512	6,076

First Horizon Alternative Mortgage Securities Trust
0.456% due 02/25/2037 •		$174	56
0.836% due 04/25/2036 •		1,504	580
2.279% due 02/25/2035 ~		582	595
2.310% due 03/25/2035 ~		357	341
2.314% due 08/25/2035 ~		6	5
2.324% due 08/25/2034 ~		167	174
2.341% due 09/25/2035 ^~		998	981
2.345% due 12/25/2035 ~		1,737	1,602
2.354% due 04/25/2036 ^~		1,080	1,021
2.471% due 09/25/2036		4,123	3,593
2.566% due 04/25/2035 ~		1,880	2,018
2.737% due 02/25/2036 ~		78	67
2.762% due 01/25/2036 ^~		3,014	1,998
2.808% due 08/25/2035 ^~		1,018	965
5.464% due 04/25/2037 •(a)		2,750	737
5.750% due 02/25/2036		2,805	1,863
6.000% due 07/25/2036		1,857	1,233
6.000% due 11/25/2036		1,092	569
6.250% due 11/25/2036		2,105	1,134
6.250% due 08/25/2037 ^		99	64

First Horizon Mortgage Pass-Through Trust
2.625% due 10/25/2035 ~		104	62
2.754% due 08/25/2035 ~		49	39
2.762% due 11/25/2037 ^~		40	28
2.793% due 10/25/2035 ^~		786	796
2.816% due 05/25/2037 ^~		1,741	1,015
2.895% due 01/25/2037 ^~		510	403
5.750% due 05/25/2037 ^		165	104

Fremont Home Loan Trust
0.911% due 01/25/2034 •		1,769	1,752

GCAT LLC
2.611% due 12/25/2025 þ		6,856	6,897

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		8,389	9,204

GMAC Mortgage Corp. Loan Trust
2.734% due 03/18/2035 ~		455	463
2.964% due 11/19/2035 ~		138	139
3.121% due 11/19/2035 ~		314	266
3.218% due 03/18/2035 ~		2	2
3.729% due 11/19/2035 ~		121	123
3.766% due 03/18/2035 ~		531	522

Grace Trust
0.390% due 12/10/2040 ~(a)		174,400	4,524

Great Hall Mortgages PLC
0.000% due 06/18/2038 •	EUR	157	181
0.000% due 03/18/2039 •		2,449	2,822

50	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.222% due 06/18/2038 •	GBP	138	$185
0.252% due 06/18/2039 •		$1,038	1,026

GreenPoint Mortgage Funding Trust
0.266% due 01/25/2037 •		7,300	7,138
0.286% due 03/25/2047 •		13,181	13,502
0.406% due 09/25/2046 ^•		4,467	4,277
0.506% due 04/25/2036 •		11,929	11,774
0.566% due 08/25/2045 •		224	217
0.606% due 10/25/2045 •		450	458
0.626% due 11/25/2045 •		51	47
0.706% due 10/25/2045 •		3,322	3,140

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	22,606	25,722

GS Mortgage Securities Corp.
0.395% due 05/03/2032 ~(a)		$179,000	1,660

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		47,500	47,409

GS Mortgage Securities Trust
0.000% due 03/10/2044 ~(a)		658	0
0.093% due 08/10/2044 ~(a)		2,216	0
0.705% due 08/10/2046 ~(a)		94,433	841
0.708% due 11/10/2049 ~(a)		122,105	3,156
0.887% due 08/10/2043 ~(a)		33,770	409
1.717% due 01/10/2045 ~(a)		678	0
1.972% due 05/10/2045 ~(a)		20,339	61
3.120% due 05/10/2050		1,926	1,999
3.278% due 10/10/2048		5,368	5,637
3.365% due 11/10/2047		4,820	5,009
3.801% due 01/10/2047		8,723	9,054

GS Mortgage-Backed Securities Trust
0.000% due 06/25/2061 (a)		457,588	13,428
0.000% due 06/25/2061 «(a)		1,017	1,013
0.148% due 06/25/2061 (a)		425,734	2,193
0.612% due 09/01/2051		310,294	6,194
1.625% due 06/25/2061		323,343	326,109
2.250% due 06/25/2061		24,938	25,089
2.500% due 09/01/2051 «		310,294	314,789
2.500% due 06/25/2061		24,253	24,124
2.750% due 06/25/2061		19,676	19,375
3.110% due 09/01/2051 «		23,895	20,650
3.775% due 06/25/2061		57,199	57,628

GSC Capital Corp. Mortgage Trust
0.486% due 02/25/2036 •		5,778	5,886

GSMPS Mortgage Loan Trust
0.436% due 01/25/2035 •		20,136	18,827
0.436% due 03/25/2035 •		3,077	2,922
0.486% due 06/25/2034 •		32,474	28,764
7.068% due 10/20/2032 ~		12,028	12,182

GSMSC Pass-Through Trust
7.410% due 09/25/2036 ~		760	376
7.500% due 10/25/2036 ~		1,087	463

GSMSC Resecuritization Trust
0.219% due 02/26/2037 •		34,046	31,038
0.224% due 04/26/2037 •		56,017	30,041

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.226% due 10/26/2036 •		$12,787	$11,526

GSR Mortgage Loan Trust
0.536% due 07/25/2037 ^•		156	40
0.606% due 08/25/2046 •		28,712	16,400
1.790% due 04/25/2032 •		11	10
2.250% due 07/25/2035 ~		314	316
2.404% due 03/25/2037 ~		893	828
2.417% due 11/25/2035 ~		174	120
2.424% due 05/25/2035 ~		3,455	3,071
2.566% due 10/25/2035 ~		335	336
2.593% due 08/25/2034 ~		228	236
2.622% due 11/25/2035 ~		19	19
2.623% due 04/25/2035 ~		33	34
2.648% due 05/25/2035 ~		591	486
2.654% due 01/25/2035 ~		253	254
2.688% due 07/25/2035 ~		1,216	869
2.723% due 04/25/2036 ~		913	752
2.763% due 07/25/2035 ~		1,287	1,106
2.795% due 01/25/2035		17	17
2.798% due 09/25/2035 ~		343	347
2.805% due 11/25/2035 ~		15	16
2.827% due 12/25/2034 ~		366	121
2.842% due 05/25/2037		1,175	894
2.878% due 04/25/2035 ~		104	106
2.879% due 01/25/2036 ~		30	31
2.903% due 05/25/2035 ~		823	813
2.967% due 01/25/2036 ^~		2,551	2,633
3.027% due 09/25/2034 ~		9	10
3.077% due 08/25/2034 ~		680	688
3.140% due 05/25/2037 ~		3,233	3,264
3.353% due 08/25/2034 ~		23	23
5.000% due 07/25/2036		66	57
5.500% due 03/25/2036		1,804	2,169
5.500% due 06/25/2036 ^		2	37
5.500% due 01/25/2037		1,063	1,709
5.750% due 02/25/2036		400	405
5.750% due 02/25/2037		2	19
6.000% due 11/25/2035		260	154
6.000% due 02/25/2036 ^		406	275
6.000% due 03/25/2036		11,307	6,372
6.000% due 06/25/2036		754	1,085
6.000% due 07/25/2036		1,941	1,507
6.000% due 09/25/2036		1,338	775
6.000% due 01/25/2037		50	43
6.250% due 10/25/2036 ^		14,550	14,755
6.500% due 09/25/2036 ^		1,250	763
6.500% due 10/25/2036		676	469

Harben Finance PLC
0.868% due 08/20/2056	GBP	2,722	3,672

HarborView Mortgage Loan Trust
0.267% due 11/19/2036 •		$5,314	5,255
0.277% due 09/19/2037 •		10,468	10,327
0.307% due 07/19/2047 •		6,957	6,815
0.327% due 12/19/2036 ^•		2,924	2,908
0.427% due 12/19/2036 ^•		78	75
0.467% due 02/19/2046 •		1,954	1,814

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	51

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.507% due 11/19/2036 •		$4,061	$3,857
0.567% due 01/19/2036 ^•		240	229
0.587% due 01/19/2036 •		469	337
0.627% due 07/19/2045 •		9,074	8,960
0.647% due 02/19/2036 •		4,781	3,193
0.647% due 10/20/2045 •		8,353	6,123
0.667% due 07/19/2045 •		47	40
0.707% due 11/19/2035 •		1,057	950
0.707% due 08/19/2045 •		366	371
0.727% due 01/19/2035 •		197	185
0.747% due 09/19/2035 •		1,374	1,159
0.787% due 01/19/2035 •		1,159	1,076
0.847% due 01/19/2035 •		216	209
0.867% due 12/19/2034 •		3,757	3,566
0.887% due 11/19/2034 •		187	183
0.887% due 12/19/2034 •		38	36
0.907% due 12/19/2034 •		15,429	14,022
0.942% due 12/19/2036 ^•		7,202	7,030
0.947% due 11/19/2034 •		15,753	13,410
1.086% due 10/25/2037 •		15,479	16,617
1.211% due 06/19/2034 •		21	22
1.732% due 11/19/2034 ~		37	37
2.113% due 06/19/2045 ^•		4,088	2,378
2.451% due 12/19/2035 ~		141	138
2.482% due 12/19/2035 ^~		8	8
2.532% due 08/19/2034 ~		705	765
2.676% due 07/19/2035 ^~		1,296	1,109
2.738% due 06/19/2036 ^~		110	62
2.871% due 12/19/2035 ~		1,779	1,199
3.353% due 08/19/2036 ^~		519	493
3.566% due 06/19/2036 ^~		323	208

Hawksmoor Mortgages
1.100% due 05/25/2053	GBP	1,882	2,548

Hilton USA Trust
0.614% due 11/05/2038 ~(a)		$118,960	2,741
2.828% due 11/05/2035		71,800	71,950

Hipocat FTA
0.000% due 07/15/2036 •	EUR	90	104

HomeBanc Mortgage Trust
1.061% due 12/25/2034		$317	315

HPLY Trust
2.434% due 11/15/2036		4,474	4,466

HSI Asset Loan Obligation Trust
2.491% due 01/25/2037 ~		90	86
2.817% due 01/25/2037 ^~		1,276	1,081
2.963% due 09/25/2037 ~		10,963	10,856
3.406% due 09/25/2037 ~		3,027	2,606
4.054% due 01/25/2037 ~		3,878	3,594

HSI Asset Securitization Corp. Trust
1.046% due 07/25/2035 •		900	903
1.076% due 07/25/2035 •		1,494	1,486

IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •	EUR	17,627	18,972

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac CMB Trust
0.366% due 10/25/2035 •	$6,675	$6,623
0.606% due 04/25/2035 •	2,039	2,051
0.726% due 09/25/2034 •	73	72
0.726% due 03/25/2035 •	6,318	6,261

Impac Secured Assets Trust
0.326% due 03/25/2037 •	37,282	34,022
0.326% due 09/25/2037 •	8,289	7,373
0.446% due 09/25/2037 •	12,231	10,886
0.486% due 05/25/2036 •	46	50
0.786% due 05/25/2036 •	433	437
2.186% due 05/25/2036 •	922	932
5.450% due 03/25/2033 ~	2,854	2,922

IndyMac Adjustable Rate Mortgage Trust
1.544% due 01/25/2032 ~	5	5

IndyMac Mortgage Loan Trust
0.276% due 09/25/2046 •	1,597	1,514
0.326% due 07/25/2036 •	7,317	7,074
0.326% due 06/25/2037 •	1,178	1,187
0.336% due 02/25/2037 •	18,528	14,852
0.346% due 10/25/2036 •	75	73
0.386% due 06/25/2037 ^•	9,277	4,760
0.486% due 10/25/2036 •	2,948	2,902
0.486% due 06/25/2046 •	16,830	15,605
0.486% due 11/25/2046 •	16,814	16,979
0.506% due 04/25/2046 •	5,563	5,365
0.506% due 05/25/2046 •	39,136	38,597
0.526% due 04/25/2046 •	6,087	5,884
0.546% due 04/25/2035 •	440	415
0.546% due 07/25/2046 •	4,167	4,416
0.566% due 04/25/2035 •	5,404	5,126
0.606% due 07/25/2035 •	13,767	11,454
0.646% due 03/25/2035 •	427	418
0.646% due 07/25/2035 •	2,449	1,532
0.726% due 02/25/2035 •	157	154
0.726% due 07/25/2045 •	194	174
0.766% due 02/25/2035 •	1,031	970
0.886% due 08/25/2034 •	67	64
0.886% due 11/25/2034 •	5	5
0.966% due 09/25/2034 •	73	69
1.646% due 10/25/2036 •	7,955	5,119
1.905% due 05/25/2037 •	52,568	51,896
2.350% due 01/25/2035 ~	472	469
2.439% due 08/25/2035 ~	2,469	2,392
2.482% due 01/25/2036 ^~	61	60
2.605% due 09/25/2036 ~	3,699	3,193
2.627% due 06/25/2037 ^~	12,349	11,658
2.655% due 11/25/2037 ~	9,840	9,618
2.664% due 04/25/2035 ~	16	16
2.714% due 05/25/2036 ~	15,555	11,928
2.728% due 11/25/2035 ^~	346	320
2.738% due 06/25/2035 ~	63	57
2.756% due 10/25/2035 ~	180	171
2.762% due 11/25/2035 ~	8,542	7,566
2.801% due 11/25/2035 ^~	2,673	2,626

52	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.821% due 03/25/2035 ~	$22	$23
2.821% due 07/25/2037 ~	20,645	17,049
2.837% due 06/25/2037 ~	4,822	3,196
2.839% due 12/25/2035 ~	6,972	6,322
2.861% due 01/25/2036 ~	1,706	1,574
2.912% due 09/25/2035 ^~	1,838	1,752
2.924% due 07/25/2036 ~	7,918	7,029
2.936% due 12/25/2035 ~	1,293	1,015
2.948% due 06/25/2036 ~	545	547
2.959% due 03/25/2035 ~	351	355
2.962% due 01/25/2036 ~	100	99
2.965% due 06/25/2036 ~	23,679	20,024
2.980% due 08/25/2035 ~	4,174	3,881
2.980% due 08/25/2035 ^	2,017	1,863
2.981% due 05/25/2037 ^	4,432	4,202
2.994% due 09/25/2037 ~	10,347	6,128
3.009% due 06/25/2036 ~	219	176
3.014% due 03/25/2037 ~	1,123	1,068
3.091% due 05/25/2037 ^~	20,907	15,994
3.107% due 09/25/2036 ~	70	56
3.116% due 08/25/2037 ~	68	59
3.146% due 05/25/2036 ~	12,551	13,005
3.223% due 02/25/2036 ~	3,175	2,988
3.231% due 07/25/2035 ~	4,786	3,469
3.289% due 01/25/2037 ~	4,764	4,288
6.000% due 06/25/2037	12,312	10,870
6.250% due 11/25/2037 ^	2,008	1,278
6.500% due 09/25/2037	97	72

InTown Hotel Portfolio Trust
0.000% due 01/15/2033 ~(a)	217,597	2

JP Morgan Alternative Loan Trust
2.722% due 05/25/2036 ^~	779	567
5.831% due 05/26/2037 ~	23,505	2,803
6.500% due 12/25/2036 þ	39,597	38,154
6.810% due 08/25/2036 ^þ	25,973	25,468

JP Morgan Chase Commercial Mortgage Securities Trust
0.322% due 03/05/2042 (a)	158,100	2,422
1.376% due 04/15/2046 ~(a)	117,368	1,672
1.559% due 08/15/2049 ~(a)	158,272	8,488
1.685% due 05/15/2045 ~(a)	111,476	414
1.802% due 11/15/2043 ~(a)	20,671	0

JP Morgan Mortgage Trust
1.604% due 02/25/2034 ~	3	3
1.839% due 10/25/2033 ~	37	38
2.105% due 06/25/2035 ~	117	120
2.285% due 02/25/2035 ~	8	9
2.306% due 07/25/2035 ~	105	105
2.352% due 10/25/2035 ~	8	7
2.374% due 08/25/2035 ~	5	5
2.377% due 09/25/2035 ~	171	165
2.443% due 06/25/2035 ~	52	46
2.460% due 08/25/2035 ~	675	707
2.483% due 10/25/2035 ^~	252	229
2.504% due 07/25/2035 ~	382	377

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.535% due 08/25/2036 ~	$7,559	$6,934
2.554% due 10/25/2036 ~	345	289
2.574% due 04/25/2036 ~	932	859
2.595% due 07/25/2035 ~	1,049	1,068
2.669% due 12/26/2037 ~	5,848	5,213
2.671% due 05/25/2036 ~	751	708
2.691% due 10/25/2036 ^~	924	870
2.694% due 07/25/2035 ~	145	145
2.715% due 08/25/2036 ~	590	547
2.747% due 04/25/2036 ^~	4,384	4,333
2.747% due 04/25/2036 ~	2,603	2,588
2.752% due 06/25/2037 ^~	3,637	3,029
2.800% due 08/25/2036 ~	2,793	2,543
2.821% due 11/25/2035 ^~	5,101	4,766
2.825% due 04/25/2035 ~	148	152
2.838% due 11/25/2035 ~	167	162
2.839% due 10/25/2035 ~	288	304
2.850% due 10/25/2037 ~	8,426	7,543
2.861% due 02/25/2036 ^~	1,997	1,747
2.875% due 06/25/2036 ~	853	744
2.875% due 06/25/2036 ^~	350	305
2.900% due 04/25/2035 ~	52	53
2.924% due 05/25/2036 ~	9	8
2.925% due 07/25/2035 ~	10	11
2.945% due 08/25/2035 ^~	1,071	1,016
2.967% due 04/25/2037 ^~	455	425
2.967% due 04/25/2037 ~	4,840	4,580
2.968% due 11/25/2035 ~	17	15
2.975% due 06/25/2036 ~	158	131
3.003% due 04/25/2037 ^~	581	523
3.065% due 05/25/2036	1,905	1,729
3.065% due 05/25/2036 ^~	382	347
3.065% due 05/25/2036 ~	464	429
3.145% due 01/25/2037 ~	399	375
3.225% due 06/25/2037 ^~	321	291
3.230% due 10/25/2036 ^~	878	756
5.500% due 03/25/2022 ^	3	3
5.500% due 09/25/2035	2,632	2,565
5.500% due 01/25/2036 ^	684	450
5.500% due 08/25/2037	2,341	1,638
5.750% due 03/25/2037	383	236
6.000% due 10/25/2034	3,265	3,243
6.000% due 07/25/2036	2,729	2,000
6.000% due 06/25/2037	12,222	8,331
6.000% due 08/25/2037 ^	91	66
6.500% due 09/25/2035	233	214
7.000% due 08/25/2037 ^	864	626

JP Morgan Resecuritization Trust
0.424% due 11/26/2036 •	11,374	11,214

JPMBB Commercial Mortgage Securities Trust
0.536% due 08/15/2046 ~(a)	40,962	245

JPMDB Commercial Mortgage Securities Trust
0.883% due 12/15/2049 ~(a)	184,249	6,308

JPMorgan Mortgage Trust
6.000% due 08/25/2037	1,345	979

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	53

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kentmere PLC
0.000% due 10/28/2051 ~	GBP	9,500	$30,107
0.000% due 10/28/2051 (h)		10,711	14,081
0.850% due 10/28/2051 •		418,706	565,543
1.450% due 10/28/2051 •		21,423	28,886
1.800% due 10/28/2051 •		21,423	28,859
2.250% due 10/28/2051 •		12,854	17,259
3.050% due 10/28/2051 •		7,141	9,486
5.050% due 10/28/2051 •		12,139	14,792

Kirkby RMBS PLC
0.000% due 02/22/2045 ~		6	21,785
0.867% due 02/22/2045 •		256,377	340,331
2.067% due 02/22/2045 •		82,543	106,496
2.250% due 02/22/2045		26,742	26,116

Landmark Mortgage Securities PLC
0.000% due 06/17/2039 •	EUR	1,119	1,262
0.271% due 06/17/2039 •	GBP	5,695	7,526
0.357% due 04/17/2044 •		21,052	27,330

LB-UBS Commercial Mortgage Trust
0.253% due 02/15/2040 ~(a)		$576	0
5.407% due 11/15/2038 ^		7,818	2,463
5.562% due 02/15/2040 ^~		10,488	4,379

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		13,445	13,504

Lehman Mortgage Trust
0.506% due 12/25/2036 •		6,211	1,307
0.686% due 07/25/2036 •		5,491	2,342
0.986% due 12/25/2035 •		797	585
4.949% due 12/25/2035 ~		2,925	890
5.018% due 07/25/2037 ~		3,014	2,047
5.080% due 01/25/2036 ^~		1,346	1,392
5.500% due 12/25/2035		34	24
5.942% due 04/25/2036 ^~		3,452	2,890
6.000% due 08/25/2037		2,180	2,213
6.500% due 09/25/2037		4,802	2,598
6.614% due 03/25/2037 •(a)		13,882	3,815

Lehman XS Trust
0.286% due 07/25/2047 •		11,285	11,456
0.466% due 11/25/2046 •		182	176
0.486% due 08/25/2046 ^•		11,157	11,247
0.486% due 11/25/2046 •		13,302	13,382
0.506% due 09/25/2046 •		109	112
0.686% due 12/25/2035 •		8	7
5.610% due 07/25/2035 þ		739	742

Ludgate Funding PLC
0.236% due 01/01/2061 •	GBP	5,105	6,670
0.257% due 12/01/2060 •		4,204	5,514
0.676% due 01/01/2061 •		6,420	8,557

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Luminent Mortgage Trust
0.486% due 02/25/2046 •		$95	$80

Manhattan West Mortgage Trust
0.283% due 09/10/2039 ~(a)		807,900	9,797

Mansard Mortgages PLC
0.720% due 12/15/2049 •	GBP	10,563	14,115

MASTR Adjustable Rate Mortgages Trust
0.566% due 05/25/2037 •		$891	506
0.766% due 05/25/2047 ^•		3,619	4,492
1.082% due 09/25/2034 ~		91	91
1.186% due 09/25/2037 •		14,481	7,143
2.037% due 05/25/2034 ~		120	122
2.250% due 12/25/2033 ~		20	20
2.370% due 12/25/2033 ~		53	56
2.375% due 07/25/2034 ~		387	393
2.398% due 01/25/2036 ~		4,533	4,574
2.426% due 07/25/2035 ^~		781	749
2.461% due 06/25/2035 ~		72	69
2.492% due 10/25/2032 ~		42	43
2.500% due 01/25/2034 ~		129	129
2.584% due 09/25/2035 ~		842	614
2.619% due 04/21/2034 ~		19	19
2.639% due 12/21/2034 ~		63	63
2.655% due 07/25/2035 ~		175	169
2.731% due 11/21/2034 ~		235	244
2.755% due 09/25/2033 ~		391	395
2.834% due 11/25/2036 ~		48	36
2.935% due 10/25/2034 ~		267	271

MASTR Alternative Loan Trust
5.500% due 07/25/2034		1,437	1,505
5.500% due 08/25/2034		2,982	3,080
7.000% due 06/25/2034		14	15

MASTR Asset Securitization Trust
5.500% due 06/26/2034		9	9
6.000% due 10/25/2022 ~		12	10
6.000% due 06/25/2036 ^•		1,391	1,177
6.000% due 06/25/2036 ^		175	149

MASTR Reperforming Loan Trust
0.436% due 05/25/2035 •		1,837	989
0.446% due 07/25/2035 ^•		20,006	9,178
4.174% due 05/25/2036 ~		182	176

MASTR Seasoned Securitization Trust
1.875% due 05/25/2032 ~		264	269
2.375% due 10/25/2032 ~		84	84
2.470% due 10/25/2032 ~		12	12
3.532% due 10/25/2032 ~		196	204
6.500% due 08/25/2032 ~		31	32

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.784% due 11/15/2031 •		131	134
0.824% due 09/15/2030 •		298	302

Merrill Lynch Alternative Note Asset Trust
0.486% due 03/25/2037 •		5,081	1,846
0.486% due 03/25/2037		3,578	1,493

54	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.686% due 03/25/2037 •	$244	$90
2.916% due 06/25/2037 ^~	30,778	22,455

Merrill Lynch Mortgage Investors Trust
0.546% due 04/25/2029 •	514	512
0.546% due 03/25/2030 •	72	72
0.621% due 08/25/2036 •	5,688	5,689
0.639% due 07/25/2030 •	680	700
0.655% due 03/25/2030 •	199	195
0.746% due 06/25/2028 •	1,225	1,244
0.746% due 11/25/2029 •	988	975
0.759% due 01/25/2030 •	7	7
0.766% due 04/25/2028 •	8	8
0.835% due 10/25/2028 •	31	31
0.839% due 01/25/2029 •	251	244
0.855% due 11/25/2029 •	38	39
1.797% due 01/25/2029 ~	3,081	3,077
1.821% due 05/25/2036 ~	179	160
1.859% due 02/25/2033 ~	22	22
1.860% due 01/25/2029 ~	3	3
1.887% due 09/25/2029 ~	116	117
1.950% due 04/25/2035 ~	45	45
1.980% due 12/25/2034 ~	240	247
2.007% due 05/25/2036 ~	6	6
2.068% due 05/25/2036 ~	189	195
2.100% due 02/25/2036 ~	2	2
2.262% due 02/25/2034 ~	54	55
2.288% due 05/25/2029 ~	62	63
2.350% due 07/25/2035 ^~	539	524
2.438% due 06/25/2037 ~	141	145
2.579% due 07/25/2035 ~	359	241
2.592% due 12/25/2034 ~	12	12
2.660% due 09/25/2033 ~	6	6
2.737% due 12/25/2035 ~	51	41
2.760% due 03/25/2036 ^~	2,177	1,403
2.824% due 02/25/2035 ~	1,075	1,097
2.965% due 09/25/2035 ^~	38	35
3.465% due 05/25/2034 ~	63	64
6.250% due 10/25/2036	2,279	1,436

Merrill Lynch Mortgage Trust
0.000% due 02/12/2051 ~(a)	4,394	0

Merrill Lynch Mortgage-Backed Securities Trust
2.480% due 08/25/2036 •	5,841	5,560
2.926% due 06/25/2037 ~	7	6

Morgan Stanley Bank of America Merrill Lynch Trust
1.155% due 02/15/2047 ~(a)	40,982	739
1.749% due 11/15/2045 ~(a)	60,526	466
3.040% due 04/15/2048	5,321	5,525

Morgan Stanley Capital Trust
0.473% due 11/12/2049 ~(a)	2,796	0
1.004% due 07/15/2053 ~(a)	54,413	3,949
1.970% due 07/15/2053 ~(a)	109,186	14,847
2.509% due 04/05/2042	2,000	2,049
3.340% due 03/15/2049	9,909	10,440

Morgan Stanley Mortgage Loan Trust
0.366% due 01/25/2036 •	1,311	863

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.839% due 08/25/2034 ~		$671	$674
1.955% due 07/25/2034 ~		171	182
2.024% due 06/25/2037 ~		13,873	9,362
2.210% due 06/25/2036 ~		336	359
2.396% due 09/25/2034		691	704
2.409% due 10/25/2034 ~		53	55
2.465% due 01/25/2035		319	318
2.540% due 08/25/2034 ~		7	7
2.565% due 07/25/2035 ~		199	193
2.577% due 07/25/2034 ~		93	97
2.607% due 07/25/2035 ~		108	104
2.801% due 11/25/2035 ~		78	50
2.809% due 12/25/2035 ~		125	102
2.813% due 05/25/2036 ^~		9,255	6,972
2.879% due 11/25/2037 ~		2,388	2,273
2.983% due 09/25/2035 ^~		52	43
5.500% due 11/25/2035		54	53
6.000% due 08/25/2037 ^		312	189
6.380% due 09/25/2034 ~		587	651
7.013% due 08/25/2036 þ		6,411	2,377

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~		8,601	6,449
6.250% due 08/26/2047 ~		12,110	9,275

Morgan Stanley Resecuritization Trust
0.849% due 06/26/2047 •		40,929	37,015
0.869% due 04/26/2047 •		34,437	23,043
1.059% due 06/26/2047 •		609	526
2.270% due 04/26/2047 ~		4,497	2,964

Mortgage Equity Conversion Asset Trust
0.580% due 05/25/2042 •		76,449	73,737

MortgageIT Securities Corp. Mortgage Loan Trust
0.316% due 06/25/2047 •		15,018	15,026

MortgageIT Trust
0.586% due 11/25/2035 •		4,937	4,521

MSJP HAUL
0.562% due 09/05/2047 ~(a)		31,700	1,162
1.049% due 09/05/2047 ~(a)		53,100	2,819

NAAC Reperforming Loan REMIC Trust
6.500% due 03/25/2034		535	538

NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^		1,735	1,764

Natixis Commercial Mortgage Securities Trust
3.821% due 02/15/2039		29,500	32,688

New Rochelle Public Library Trust
3.405% due 05/01/2058 ~		336,085	344,640
4.790% due 05/01/2058 (a)		697	695

Newgate Funding PLC
0.056% due 12/15/2050 •	EUR	478	545
0.242% due 12/01/2050 •	GBP	1,860	2,430
0.706% due 12/15/2050 •	EUR	2,599	2,922
0.956% due 12/15/2050 •		4,348	4,828
1.070% due 12/15/2050 •	GBP	13,793	18,510
1.320% due 12/15/2050 •		3,898	5,107

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	55

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Asset Acceptance Corp. Alternative Loan Trust
0.646% due 04/25/2037 •		$119	$95
2.318% due 10/25/2035 ~		361	336
2.792% due 08/25/2034 ~		2,083	2,160
3.017% due 02/25/2036 ~		443	369
3.023% due 02/25/2036 ~		814	691
5.500% due 05/25/2033		1	1
5.659% due 03/25/2035 þ		1	1
6.000% due 05/25/2033		3	3
6.215% due 08/25/2036 ~		6,776	1,883
6.431% due 08/25/2036 ~		2,890	803
7.000% due 04/25/2033		6	6

Nomura Resecuritization Trust
0.010% due 08/27/2047 ~		147,939	119,093
0.986% due 07/25/2036 •		3,675	3,642
2.764% due 10/26/2036 •		4,749	4,429
4.726% due 10/25/2036 ~		7,852	6,720
6.000% due 07/26/2037		14,720	7,281

NovaStar Mortgage Funding Trust
0.415% due 09/25/2046 •		74,594	34,957

PHH Alternative Mortgage Trust
6.000% due 02/25/2037		4,009	3,800

Prime Mortgage Trust
7.000% due 07/25/2034		141	135

Proteus RMBS DAC
0.000% due 10/29/2054 •	EUR	472,031	547,178
0.000% due 10/29/2054 «~		1,219	9,455
0.000% due 10/29/2054 (b)(h)		85,302	76,888
0.357% due 10/29/2054 •		52,929	61,313
0.557% due 10/29/2054 •		38,495	44,527
1.207% due 10/29/2054 •		28,871	33,356
2.457% due 10/29/2054 •		24,059	27,686

RBSSP Resecuritization Trust
0.334% due 02/26/2037 •		$520	522
0.334% due 03/26/2037 •		40,282	35,011
0.471% due 02/28/2047 ~		16,768	13,517
0.680% due 08/26/2045 •		114	113
1.834% due 12/26/2037 •		23,082	22,880
2.796% due 12/26/2036 ~		2,957	2,465
2.961% due 09/28/2047 ~		114,772	93,526
2.993% due 12/26/2036 ~		13,999	14,260
3.019% due 03/26/2036 ~		7,627	5,579
3.029% due 10/26/2036 ~		9,183	9,301

Real Estate Asset Liquidity Trust
3.641% due 06/14/2061	CAD	60,170	48,368

Regal Trust
1.806% due 09/29/2031 •		$32	31

Residential Accredit Loans, Inc. Trust
0.236% due 02/25/2047 •		12,528	6,319
0.256% due 01/25/2037 •		3,481	3,318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.336% due 02/25/2036 ^•	$8,605	$6,216
0.386% due 08/25/2035 •	3,095	2,664
0.386% due 04/25/2037 •	3,434	2,658
0.416% due 03/25/2037 •	167	30
0.446% due 05/25/2036 •	8,092	7,662
0.446% due 07/25/2036 •	25,014	13,300
0.446% due 09/25/2036 •	9,694	9,655
0.446% due 11/25/2036 •	2,316	1,673
0.446% due 01/25/2037 •	721	512
0.446% due 06/25/2046 •	28,532	9,022
0.466% due 09/25/2036 ^•	4,443	4,542
0.486% due 06/25/2036 •	183	131
0.486% due 05/25/2047 •	2,534	2,467
0.496% due 09/25/2046 •	3,280	3,180
0.516% due 05/25/2046 •	13,917	13,272
0.606% due 12/25/2045 •	13,676	11,531
0.626% due 05/25/2046 ^•	851	764
0.646% due 12/25/2045 •	347	282
0.686% due 08/25/2036 •	5,152	4,270
0.786% due 11/25/2035 •	3,373	2,828
1.092% due 01/25/2046 ^•	12,682	11,889
1.331% due 11/25/2037 ~	8,830	8,518
1.452% due 09/25/2045 •	458	452
1.592% due 08/25/2035 •	199	184
1.873% due 12/26/2034 ~	164	93
2.994% due 07/25/2035	1,328	1,312
3.128% due 07/25/2035 ~	6,773	5,482
3.129% due 08/25/2035 ^~	644	353
3.134% due 04/25/2035	10,338	8,959
3.422% due 07/25/2035 ~	3,207	2,360
3.948% due 12/25/2035 ^~	8,735	8,251
5.500% due 08/25/2035	26	26
5.500% due 06/25/2037	4,388	4,172
5.750% due 12/25/2021	30	28
6.000% due 08/25/2035 ^	519	511
6.000% due 10/25/2035	7,287	4,504
6.000% due 12/25/2035	2,382	2,412
6.000% due 08/25/2036	365	366
6.000% due 08/25/2036 ^	14,051	13,816
6.000% due 09/25/2036	2,817	2,697
6.000% due 01/25/2037	105	103
6.000% due 02/25/2037	10,594	10,245
6.000% due 03/25/2037	9,630	9,264
6.000% due 05/25/2037 ^	1,159	1,138
6.000% due 05/25/2037	8,100	7,955
6.000% due 06/25/2037	16,678	16,272
6.500% due 08/25/2036	19,805	19,534

Residential Asset Mortgage Products Trust
7.000% due 11/25/2031	59	60
7.500% due 12/25/2031	6	6
7.500% due 07/25/2032	394	236

Residential Asset Securitization Trust
0.396% due 04/25/2037	9,897	1,926
0.436% due 06/25/2036 •	6,083	1,620
0.786% due 07/25/2036 •	5,166	4,129
5.500% due 07/25/2035	1,006	806

56	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 09/25/2035		$21,302	$14,898
6.000% due 11/25/2036		6,498	3,452
6.000% due 01/25/2037		3,473	1,820
6.000% due 03/25/2037 ^		7,072	3,900
6.000% due 04/25/2037		603	481
6.000% due 08/25/2037		668	535
6.250% due 11/25/2036 ^		11,946	6,594
6.500% due 09/25/2036		3,342	1,815
6.500% due 04/25/2037 ^		19,097	8,119
6.604% due 04/25/2037 (a)		9,897	3,544

Residential Funding Mortgage Securities, Inc. Trust
2.525% due 09/25/2035 ~		230	204
2.954% due 08/25/2035 ~		2,200	1,380
3.766% due 04/25/2037 ~		638	569
4.144% due 09/25/2036 ~		53	49
4.293% due 10/25/2037 ~		5,761	4,855
4.459% due 10/25/2037 ~		4,019	3,481
4.705% due 07/27/2037 ^~		138	120
5.500% due 03/25/2037		2,613	2,277
6.000% due 04/25/2037		775	757
6.000% due 04/25/2037 •		89	87
6.000% due 04/25/2037 ^		921	902
6.000% due 10/25/2037		496	386
6.500% due 03/25/2032		28	29

Resloc UK PLC
0.000% due 12/15/2043 •	EUR	5,241	5,904

Ripon Mortgages PLC
0.000% due 08/20/2056 «(h)	GBP	463,568	529,515
0.000% due 08/20/2056 (h)		70,237	92,698
0.000% due 08/20/2056 «~(a)		0	16,407
0.010% due 08/20/2056 «		24,190	30,597

RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	1,343	1,513
0.217% due 06/12/2044 •	GBP	12,240	16,021
0.237% due 06/12/2044 •		6,499	8,488
0.264% due 06/12/2044 •		$2,257	2,153

Roundstone Securities DAC
0.000% due 09/28/2055 ~	EUR	92,331	64,389
0.057% due 09/28/2055 •		752,140	869,790
0.207% due 09/28/2055 •		72,544	83,060
0.457% due 09/28/2055 •		49,462	56,343
0.957% due 09/28/2055 •		29,677	33,834
1.000% due 09/28/2055 ~		18,400	5,043
1.707% due 09/28/2055 •		49,461	55,522

Sequoia Mortgage Trust
0.707% due 08/20/2034 •		$379	382
0.747% due 06/20/2033 •		164	164
0.787% due 07/20/2033 •		88	89
0.837% due 05/20/2034 •		407	404
0.847% due 10/20/2027 •		2	2
0.847% due 04/20/2033 •		43	44
0.852% due 10/20/2034		301	270

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.884% due 11/20/2034 •		$112	$112
0.887% due 10/20/2027 •		22	23
0.958% due 04/20/2033 •		286	283
2.548% due 02/20/2047 ~		1,935	1,774
2.647% due 07/20/2037 ~		4,905	4,530
2.803% due 08/20/2047 ~		5,488	4,654
2.849% due 09/20/2046 ^~		304	240
2.933% due 09/20/2046 ^~		1,791	1,269
3.037% due 07/20/2037 ~		747	632

Stratton Mortgage Funding PLC
0.950% due 07/20/2060 •	GBP	97,190	131,712

Structured Adjustable Rate Mortgage Loan Trust
0.386% due 09/25/2034 •		$208	201
0.586% due 10/25/2034 •		384	372
0.731% due 04/25/2035 •		1,774	1,750
1.655% due 10/25/2037 ^•		4,050	4,188
2.386% due 12/25/2037 ^•		5,326	5,394
2.441% due 12/25/2034 ~		612	630
2.457% due 03/25/2035 ~		371	371
2.474% due 10/25/2034 ~		55	57
2.528% due 04/25/2034 ~		5	5
2.565% due 05/25/2035 ~		4,008	3,386
2.574% due 03/25/2035 ~		7,038	6,321
2.653% due 12/25/2034 ~		23	23
2.655% due 09/25/2034 ~		79	82
2.739% due 12/25/2035 ~		141	128
2.763% due 07/25/2035 ^~		2,058	1,939
2.825% due 08/25/2035 ~		903	876
2.847% due 09/25/2036 ~		2,547	2,187
2.853% due 02/25/2036 ~		1,465	1,410
2.869% due 05/25/2036 ^~		17	15
2.880% due 09/25/2035 ~		1,415	1,378
2.887% due 05/25/2035 ~		20	17
2.887% due 11/25/2035 ^~		62	59
2.888% due 12/25/2035		163	111
2.895% due 05/25/2036 ~		3,607	2,962
2.918% due 02/25/2036 ^~		5,533	4,298
2.937% due 01/25/2036 ^~		3,554	2,537
2.982% due 04/25/2035 ~		52	54
3.008% due 10/25/2035 ~		2,199	2,140
3.051% due 11/25/2035 ~		254	229
3.057% due 03/25/2036 ^~		840	743
3.085% due 09/25/2036 ^~		9,209	8,058
3.169% due 05/25/2036 ^~		4,935	4,107
3.189% due 07/25/2037 ~		32	26
3.260% due 08/25/2036 ~		14,285	13,034
3.404% due 09/25/2036 ~		8,687	8,823
3.405% due 11/25/2035 ^~		292	280
3.641% due 01/25/2037 ~		3,393	3,080

Structured Asset Mortgage Investments Trust
0.206% due 08/25/2036 •		8,238	7,858
0.266% due 01/25/2037 •		1,847	1,789
0.296% due 09/25/2047 •		15,410	17,147
0.306% due 09/25/2047 •		11,535	10,629
0.446% due 07/25/2046 •		9,042	8,116

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	57

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.466% due 06/25/2036 •		$2,945	$2,931
0.466% due 07/25/2046 ^•		6,631	5,537
0.486% due 05/25/2036 •		8,117	7,985
0.486% due 10/25/2036 •		3,987	3,891
0.506% due 04/25/2036 •		10,961	10,535
0.506% due 05/25/2036 •		190	168
0.506% due 08/25/2036 ^•		9,437	9,648
0.506% due 05/25/2046 •		130	117
0.546% due 02/25/2036 ^•		35,030	33,165
0.546% due 02/25/2036 •		8,002	7,758
0.546% due 07/25/2036 •		14	6
0.546% due 05/25/2045 •		821	828
0.587% due 07/19/2035 •		1,170	1,147
0.636% due 09/25/2047 •		18,743	16,639
0.646% due 02/25/2036 ^•		13,419	12,977
0.686% due 08/25/2036 ^•		5,530	5,182
0.767% due 05/19/2035 •		779	764
0.936% due 05/25/2047 •		2,916	2,599
1.896% due 02/19/2035 ~		1	1
2.456% due 05/25/2036		173	63
3.001% due 05/25/2047 ^~		28,575	25,731
3.491% due 05/25/2045 ~		85	75

Structured Asset Sec Mortgage Pass-Through Certificates
2.250% due 11/25/2032		122	123

Structured Asset Securities Corp.
0.436% due 03/25/2035 •		2,992	2,828
0.436% due 04/25/2035 •		288	271
2.361% due 12/25/2033 ~		372	379

Structured Asset Securities Corp. Mortgage Loan Trust
0.806% due 11/25/2035 •		1,507	1,424

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.203% due 07/25/2033 ~		155	160
2.217% due 03/25/2033 ~		82	86
2.233% due 09/25/2033 ~		92	95
2.376% due 11/25/2033 ~		106	106
2.838% due 11/25/2033 ~		29	30
2.838% due 01/25/2034 ~		63	65
3.086% due 07/25/2032 •		958	973

Structured Asset Securities Corp. Trust
5.500% due 04/25/2035		42	42

SunTrust Adjustable Rate Mortgage Loan Trust
2.349% due 02/25/2037 ^~		3,279	3,079
2.642% due 04/25/2037 ~		1,307	969

TDA Mixto Fondo de Titulizacion de Activos
0.000% due 06/22/2045 •	EUR	215	249
2.955% due 03/22/2036 •		1,200	1,399

Terwin Mortgage Trust
0.646% due 10/25/2037 •		$35,313	15,461

Thornburg Mortgage Securities Trust
0.626% due 03/25/2044 •		82	81
1.310% due 03/25/2044 ~		1,152	1,161

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.339% due 03/25/2044 ~		$4,524	$4,651
1.479% due 06/25/2047 •		1,451	1,379
1.805% due 10/25/2043 ~		171	174
2.007% due 12/25/2044 ~		24	24

Towd Point Mortgage Funding
0.950% due 07/20/2045	GBP	6,035	8,161

UBS Commercial Mortgage Trust
2.196% due 05/10/2045 ~(a)		$115,775	237

UBS-Barclays Commercial Mortgage Trust
1.239% due 04/10/2046 ~(a)		70,859	774

Uropa Securities PLC
0.000% due 10/10/2040 •	EUR	7,917	8,930
0.277% due 10/10/2040 •	GBP	23,603	30,929
0.327% due 10/10/2040		2,498	3,213

Wachovia Mortgage Loan Trust LLC
2.178% due 08/20/2035 ~		$490	503
2.310% due 10/20/2035 ~		330	319
2.366% due 03/20/2037 ~		47	44
2.394% due 10/20/2035 ~		484	360
2.498% due 10/20/2035 ~		30	31
3.001% due 05/20/2036 ~		33	32

WaMu Mortgage Pass-Through Certificates Trust
0.546% due 04/25/2045 •		4,143	4,116
0.606% due 11/25/2045 •		419	416
0.626% due 12/25/2045 •		1,942	1,893
0.666% due 07/25/2045 •		1,508	1,499
0.666% due 12/25/2045 •		3,626	3,485
0.746% due 01/25/2045 •		3,497	3,511
0.766% due 01/25/2045 •		2,475	2,494
0.786% due 01/25/2045 •		59	60
0.792% due 02/25/2047 ^•		16,860	16,277
0.822% due 01/25/2047 •		1,014	1,019
0.826% due 11/25/2034 •		1,513	1,472
0.832% due 01/25/2047 ^•		4,330	4,219
0.842% due 06/25/2047 •		4,356	4,236
0.852% due 04/25/2047 •		2,854	2,760
0.866% due 10/25/2044 •		978	970
0.886% due 10/25/2044 •		1,268	1,228
0.919% due 12/25/2046 ^•		9,280	8,681
0.932% due 11/25/2046 •		8,648	8,192
0.966% due 11/25/2034 •		30	29
0.966% due 07/25/2044 •		4,456	4,446
0.972% due 10/25/2046 ^•		32,470	31,408
1.039% due 05/25/2046 •		5,619	5,607
1.052% due 09/25/2046 •		5,309	5,065
1.072% due 06/25/2046 •		671	685
1.072% due 07/25/2046 •		8,113	7,254
1.082% due 06/25/2046 •		1,673	1,650
1.292% due 11/25/2042 •		137	136
1.492% due 08/25/2042 •		58	58
1.646% due 10/25/2045 •		960	1,006
1.763% due 07/25/2046 •		8,174	8,081
2.021% due 08/25/2035 ~		7	7
2.246% due 09/25/2036 ~		5,450	5,195
2.448% due 12/25/2036 ~		52	50

58	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.490% due 10/25/2036 ^~		$784	$770
2.528% due 11/25/2036 ^~		665	654
2.584% due 01/25/2037 ^~		7,050	7,107
2.598% due 02/25/2033 ~		257	271
2.605% due 11/25/2036 ~		2,127	2,132
2.615% due 10/25/2036 ~		188	186
2.647% due 01/25/2037 ^~		2,713	2,475
2.707% due 08/25/2034 ~		480	498
2.720% due 03/25/2035 ~		760	792
2.749% due 01/25/2035 ~		1,187	1,212
2.751% due 03/25/2037 ^~		18,377	17,236
2.770% due 08/25/2036 ~		11,823	11,406
2.789% due 06/25/2037 ^~		1,632	1,604
2.808% due 10/25/2035 ~		2,069	2,113
2.824% due 08/25/2046 ^~		56	56
2.829% due 01/25/2036 ~		723	741
2.875% due 12/25/2035 ~		11,770	12,017
2.886% due 06/25/2037 ^~		4,359	4,315
2.907% due 03/25/2036 ~		1,947	1,973
2.910% due 09/25/2035 ~		231	234
2.916% due 05/25/2037 ^~		803	806
2.966% due 04/25/2037 ^~		11,745	11,675
2.978% due 07/25/2037 ^~		10,171	10,442
2.993% due 12/25/2036 ^~		3,223	3,253
3.013% due 01/25/2037 ~		3,781	3,667
3.029% due 02/25/2037 ~		9,509	9,648
3.056% due 02/25/2037 ^~		9,749	9,777
3.078% due 02/25/2037 ^~		13,870	13,988
3.093% due 02/25/2037 ^~		2,322	2,320
3.096% due 07/25/2037 ^~		1,929	1,962
3.287% due 03/25/2037 ~		9,425	9,552
3.289% due 05/25/2037 ^~		7,456	6,730
3.360% due 01/25/2036 ^~		296	308
3.420% due 01/25/2036 ~		1,426	1,430

WaMu Mortgage-Backed Pass-Through Certificates
10.213% due 12/19/2039 ~		63	64

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (h)	GBP	7	13,446
1.000% due 12/21/2049 •		320,172	433,298

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.700% due 12/21/2049 •	GBP	46,014	$62,359
2.200% due 12/21/2049 •		23,010	31,206
2.700% due 12/21/2049 •		13,146	17,814
3.200% due 12/21/2049 •		13,146	17,757

Washington Mutual Mortgage Pass-Through Certificates Trust
0.466% due 07/25/2046 •		$305	257
0.486% due 07/25/2035 •		948	846
0.536% due 05/25/2035		157	134
0.546% due 12/25/2036 •		3,949	3,904
0.606% due 12/25/2035 •		355	345
0.686% due 03/25/2036 •		1,301	1,188
0.792% due 01/25/2047 •		18,684	16,817
0.792% due 04/25/2047 •		4,433	3,962
0.812% due 12/25/2046 •		6,329	5,674
0.862% due 04/25/2047 •		6,245	5,606
0.942% due 10/25/2046 ^•		12,861	11,788
1.012% due 09/25/2046 •		18,890	16,843
1.032% due 04/25/2046 •		26,318	24,946
1.062% due 05/25/2046 ^•		2,971	2,607
1.536% due 09/25/2035 •		479	435
3.725% due 06/25/2033 ~		134	138
4.149% due 09/25/2036 ^þ		30,597	12,551
4.172% due 10/25/2036 þ		63	31
4.339% due 10/25/2036 þ		6,037	2,360
5.500% due 06/25/2035		1,607	1,605
5.500% due 08/25/2035		39	39
5.500% due 11/25/2035		415	387
5.750% due 11/25/2035		575	593
5.750% due 01/25/2036		3,884	3,735
6.000% due 11/25/2035		1,878	1,951
6.000% due 04/25/2036		2,615	2,604
6.000% due 07/25/2036 þ		1,522	516
6.000% due 04/25/2037		7,408	7,433
6.221% due 07/25/2036 þ		23,290	7,885
6.449% due 07/25/2036 ^þ		2,119	717
6.500% due 11/25/2035		663	457
6.500% due 03/25/2036		12,759	11,253
6.500% due 08/25/2036 ^		20,105	18,578
7.000% due 05/25/2036 þ		3,833	3,805
7.500% due 04/25/2033		10	10

Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037		491	498

Wells Fargo Commercial Mortgage Trust
1.112% due 01/15/2052 ~(a)		135,723	7,791
1.764% due 10/15/2049 ~(a)		284,029	18,462
3.324% due 01/15/2059		13,073	13,701
3.487% due 11/15/2048		4,143	4,362

Wells Fargo Mortgage Loan Trust
0.264% due 09/27/2047 •		22,011	21,602
3.214% due 12/27/2046 ~		14,363	8,928

Wells Fargo Mortgage-Backed Securities Trust
2.584% due 08/25/2035 ~		134	137
2.671% due 04/25/2037 ~		144	136
2.700% due 11/25/2037 ^~		33	33

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	59

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.745% due 10/25/2036 ~	$1,917	$1,905
2.795% due 10/25/2034 ~	26	26
2.800% due 04/25/2036 ~	2,934	2,887
2.813% due 08/25/2036 ~	355	350
5.500% due 12/25/2021	4	4
6.000% due 06/25/2036	414	412
6.000% due 06/25/2037	627	632
6.000% due 11/25/2037	1,596	1,578

Wells Fargo-RBS Commercial Mortgage Trust
0.580% due 03/15/2047 ~(a)	83,202	919
0.874% due 12/15/2045 •	18,676	18,706
1.427% due 03/15/2047 ~(a)	71,557	1,715
2.321% due 04/15/2045 ~(a)	23,094	7

Total Non-Agency Mortgage-Backed Securities (Cost $39,851,168)		41,500,208

ASSET-BACKED SECURITIES 13.2%

Aames Mortgage Investment Trust
1.286% due 06/25/2035 •	5,024	5,044
2.111% due 01/25/2035 •	5,416	5,334

ABSC Manufactured Housing Contract Resecuritization Trust
8.400% due 12/02/2030 ~	9,919	10,346

Academic Loan Funding Trust
0.886% due 12/26/2044 •	2,546	2,543

Accredited Mortgage Loan Trust
0.306% due 02/25/2037 •	25,211	24,564
0.356% due 09/25/2036 •	1,486	1,432
0.566% due 09/25/2035 •	6,694	6,690
0.686% due 07/25/2034 •	2,871	2,849
5.210% due 01/25/2034 þ	1,277	1,330

ACE Securities Corp. Home Equity Loan Trust
0.156% due 11/25/2036 •	4,309	2,221
0.206% due 10/25/2036 •	174	93

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.206% due 11/25/2036 •	$7,786	$4,063
0.216% due 12/25/2036 •	115,013	75,155
0.226% due 12/25/2036 •	17,675	12,559
0.256% due 11/25/2036 •	6,937	3,662
0.266% due 07/25/2036 ^•	1,603	584
0.306% due 11/25/2036 •	4,658	2,488
0.326% due 12/25/2036 •	8,965	4,296
0.326% due 01/25/2037 •	1,392	1,043
0.366% due 07/25/2036 •	59,460	52,648
0.386% due 04/25/2036 •	11,384	11,255
0.386% due 07/25/2036 ^•	37,920	15,978
0.426% due 01/25/2037 •	1,485	1,123
0.466% due 02/25/2036 •	27,586	27,396
0.566% due 07/25/2036 •	19,566	8,836
0.586% due 07/25/2036 •	17,045	6,518
0.586% due 01/25/2037 •	1,392	1,069
0.626% due 08/25/2036 •	11,501	10,818
0.686% due 02/25/2036 •	3,275	3,269
0.746% due 11/25/2035 •	1,649	1,667
0.851% due 08/25/2035 •	1,351	1,410
0.986% due 09/25/2033 •	1,438	1,435
1.016% due 02/25/2036 ^•	1,911	1,894
1.061% due 06/25/2034 •	8,389	8,360
1.061% due 07/25/2035 •	8,887	8,903
1.076% due 06/25/2035 •	757	778
1.091% due 07/25/2035 •	17,500	17,580
1.121% due 06/25/2035 •	2,680	2,773
1.136% due 12/25/2033 •	1,157	1,157
1.136% due 08/25/2045 •	2,142	2,132
1.211% due 04/25/2035 •	3,371	3,375
3.281% due 06/25/2034 •	847	848

Aegis Asset-Backed Securities Trust
0.326% due 01/25/2037 •	7,760	6,897
0.836% due 03/25/2035 •	5,325	4,977

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
0.791% due 10/25/2035 •	5,034	4,979
1.136% due 01/25/2034 •	588	588
1.916% due 12/25/2034 •	9,282	9,328
2.186% due 12/25/2034 •	94	46

AFC Home Equity Loan Trust
0.686% due 09/27/2027 •	46	45
0.736% due 09/22/2028 •	101	98
0.966% due 02/25/2029 •	205	199

ALESCO Preferred Funding Ltd.
0.000% due 12/23/2034 ~	5,112	4,698
0.408% due 12/23/2037 •	8,762	7,886
0.446% due 07/15/2037 •	11,480	10,820
0.448% due 09/23/2037 •	11,905	10,745
0.458% due 12/23/2036 •	11,589	10,662
0.468% due 09/23/2036 •	21,284	19,049
0.488% due 06/23/2036 •	12,065	11,461
0.526% due 07/15/2037 •	27,000	22,680
0.528% due 09/23/2037 •	2,255	1,823
0.578% due 06/23/2036 •	27,500	23,925

60	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.578% due 12/23/2036 •	$7,500	$6,413
0.598% due 12/23/2035 •	20,821	18,531
0.628% due 09/23/2036 •	12,000	10,200
0.728% due 03/23/2035 •	5,000	4,675
0.778% due 12/23/2034 •	4,750	4,513
0.829% due 07/30/2034 •	7,000	6,197
0.876% due 05/01/2034 •	4,700	4,535
0.878% due 09/23/2038 •	51,659	48,043
1.078% due 09/23/2038 •	10,000	8,550

Ameriquest Mortgage Securities Trust
0.186% due 10/25/2036 •	8,176	3,547
0.326% due 10/25/2036 •	20,416	9,033
0.641% due 04/25/2036 •	13,000	12,549
0.746% due 03/25/2036 •	1,894	1,808

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.731% due 01/25/2036 •	5,664	5,666
0.881% due 03/25/2035 •	3,785	3,791
0.956% due 07/25/2034 •	76	76
0.956% due 01/25/2036 •	14,093	14,056
1.001% due 01/25/2035 •	1,189	1,193
1.046% due 10/25/2035 •	1,918	1,922
1.061% due 05/25/2035 •	3,800	3,800
1.061% due 08/25/2035 •	5,150	5,158
1.076% due 11/25/2034 •	6,050	6,061
1.106% due 10/25/2034 •	2,774	2,779
1.121% due 12/25/2033 •	221	222
1.136% due 05/25/2035 •	588	590
1.256% due 03/25/2035 •	6,952	6,908
1.361% due 08/25/2035 •	2,782	2,806
1.736% due 11/25/2034 •	1,055	1,076
1.811% due 05/25/2034 •	11,176	11,291
1.811% due 08/25/2035 •	14,800	15,019
1.841% due 10/25/2034 •	1,813	1,843
2.186% due 04/25/2034 •	981	1,031
2.861% due 03/25/2033 •	57	42
3.461% due 11/25/2032 ^•	1,915	1,952
3.611% due 11/25/2032 ^•	3	0
5.336% due 02/25/2033 •	1,646	1,650

Amortizing Residential Collateral Trust
0.786% due 10/25/2031 •	14	13
0.911% due 08/25/2031 •	199	222
1.121% due 07/25/2032 •	23	23
1.486% due 01/25/2033 •	69	70
1.586% due 10/25/2034 •	67	66
1.886% due 07/25/2032 •	46	46

Argent Securities Trust
0.196% due 09/25/2036 •	7,393	3,189
0.266% due 07/25/2036 •	5,467	2,222
0.326% due 09/25/2036 •	4,619	2,040
0.386% due 07/25/2036 •	110,058	81,615
0.436% due 04/25/2036 •	22,892	15,352
0.446% due 04/25/2036 •	7,198	3,202
0.466% due 03/25/2036 •	26	25
0.566% due 06/25/2036 •	5,984	2,379

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.566% due 07/25/2036 •		$5,818	$2,477
0.626% due 05/25/2036 •		17,072	6,371
0.646% due 04/25/2036 •		7,158	3,263

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.776% due 11/25/2035 •		2,774	2,685
0.821% due 10/25/2035 •		6,372	6,381
0.986% due 10/25/2034 •		2,215	2,210
1.886% due 11/25/2034 •		3,311	3,365
1.961% due 11/25/2034 •		283	291
2.186% due 11/25/2034 •		71	97

Asset-Backed Funding Certificates Trust
0.196% due 01/25/2037 •		12,080	8,421
0.216% due 01/25/2037 •		51,273	40,222
0.226% due 10/25/2036 •		41,558	38,828
0.236% due 10/25/2036 •		7,912	7,842
0.246% due 01/25/2037 •		67,802	47,669
0.306% due 01/25/2037 •		40,510	28,769
0.366% due 11/25/2036 •		7,351	5,127
0.386% due 09/25/2036 •		9,049	8,989
0.406% due 11/25/2036 •		14,656	8,454
0.506% due 09/25/2036 ^•		29,892	29,687
0.586% due 11/25/2036 •		2,958	1,738
0.746% due 03/25/2035 •		5,182	5,181
0.866% due 09/25/2033 •		1,041	1,003
0.986% due 02/25/2034 •		4,536	4,518
1.061% due 06/25/2035 •		16,827	16,631
1.086% due 06/25/2037 •		2,946	2,794
1.091% due 03/25/2035 •		1,539	1,508
1.211% due 12/25/2032 •		519	539
1.856% due 12/25/2033 •		2,097	2,098
2.261% due 01/25/2034 •		286	186
2.786% due 07/25/2033 •		276	286

Asset-Backed Securities Corp. Home Equity Loan Trust
0.226% due 07/25/2036 •		1,173	1,166
0.236% due 12/25/2036 •		3,976	3,889
0.586% due 03/25/2036 •		10,132	9,561
0.716% due 01/25/2036 •		9,438	9,212
0.986% due 06/25/2035 •		12,681	12,780
1.181% due 02/25/2035 •		137	139
1.196% due 07/25/2035 •		3,794	3,767
1.734% due 03/15/2032 •		199	199

Assurant CLO Ltd.
1.384% due 10/20/2029 •		6,300	6,300

Babson Euro CLO DAC
0.680% due 07/27/2030 •	EUR	22,831	26,482
1.050% due 07/27/2030		2,213	2,565

BankAmerica Manufactured Housing Contract Trust
7.406% due 12/10/2025 ~		$5,000	1,921

Basic Asset-Backed Securities Trust
0.656% due 04/25/2036 •		9,841	9,908

Bayview Financial Acquisition Trust
0.435% due 05/28/2037 •		4,748	4,372

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	61

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayview Financial Asset Trust
0.536% due 03/25/2037 •	$5,078	$4,813
0.886% due 03/25/2037 •	2,639	2,495
0.986% due 03/25/2037 •	2,761	2,671
1.236% due 03/25/2037 •	1,500	1,467
1.586% due 03/25/2037 •	1,389	1,384

Bayview Financial Mortgage Pass-Through Trust
0.955% due 04/28/2036 •	5,774	5,756

Bayview Financial Revolving Asset Trust
1.015% due 12/28/2040 •	2,104	2,029

Bear Stearns Asset-Backed Securities Trust
0.226% due 04/25/2037 •	6,776	8,684
0.236% due 11/25/2036 •	1,592	1,562
0.256% due 10/25/2036 •	3,319	3,303
0.256% due 12/25/2036 ^•	6,519	7,636
0.286% due 12/25/2036	698	698
0.306% due 06/25/2047 •	4,990	4,989
0.326% due 06/25/2047 •	8,215	8,165
0.366% due 10/25/2036 •	148	148
0.386% due 06/25/2036 •	3,895	3,891
0.386% due 02/25/2037 •	13,124	11,040
0.426% due 05/25/2036 ^•	688	687
0.436% due 05/25/2037 •	14,775	13,370
0.466% due 01/25/2037 •	5,189	5,151
0.500% due 09/25/2034 •	66	64
0.536% due 06/25/2036 •	8,700	8,530
0.536% due 01/25/2047 •	18,158	17,950
0.546% due 04/25/2036 •	7,857	12,687
0.626% due 05/25/2036 •	26,790	25,682
0.656% due 04/25/2036 •	6,578	9,173
0.716% due 12/25/2035 •	4,487	4,490
0.731% due 12/25/2035 •	3,734	3,729
0.746% due 10/25/2032 •	9	9
0.746% due 12/25/2035 •	3,400	3,388
0.761% due 11/25/2035 ^•	1,755	1,757
0.761% due 12/25/2035 •	10,821	10,735
0.761% due 08/25/2036 •	3,787	3,787
0.866% due 12/25/2035 •	19,907	19,116
0.886% due 10/27/2032 •	55	55
0.886% due 09/25/2046 •	3,448	3,391
1.036% due 10/25/2037 •	10,316	10,368
1.061% due 02/25/2034 •	1,013	1,012
1.061% due 08/25/2035 •	618	619
1.086% due 10/25/2037 •	12,884	12,826
1.086% due 11/25/2042 •	710	705
1.091% due 06/25/2035 •	13,822	13,780
1.106% due 10/25/2035 •	11,080	11,016
1.136% due 11/25/2035 ^•	21,818	21,617
1.142% due 07/25/2036 •	820	774
1.166% due 06/25/2035 •	7,165	7,099
1.186% due 10/25/2033 •	63	64
1.211% due 02/25/2035 •	1,249	1,251
1.266% due 01/25/2034 •	3,033	2,649
1.391% due 02/25/2036 •	5,785	5,772
1.436% due 01/25/2036 •	3,571	3,567

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.961% due 08/25/2034 •	$316	$319
2.336% due 04/25/2036 •	8,942	9,089
2.390% due 10/25/2036 ~	58	48
2.711% due 09/25/2035 •	9,788	9,952
5.125% due 03/25/2034 þ	2,595	2,768
5.500% due 01/25/2034 þ	4,912	5,005
5.500% due 06/25/2034 þ	216	225
5.500% due 08/25/2035 ~	4,228	3,449
5.500% due 08/25/2036	550	554
5.750% due 10/25/2033 þ	143	150
5.750% due 01/25/2034 þ	4,266	4,348
6.000% due 10/25/2035 þ	5,462	4,561
6.000% due 08/25/2036	3,775	3,555
6.250% due 12/25/2036 þ	6,960	6,991
6.500% due 08/25/2036 ^	3,139	1,751

Bear Stearns Second Lien Trust
0.276% due 01/25/2037 •	2,355	2,314
0.526% due 08/25/2037 •	8,420	8,039

Bear Stearns Structured Products Trust
2.086% due 03/25/2037	6,105	6,169

BNC Mortgage Loan Trust
0.296% due 07/25/2037	7,413	7,115
0.406% due 11/25/2036 •	515	508
0.446% due 10/25/2036	9,479	7,925

Bombardier Capital Mortgage Securitization Corp.
5.980% due 03/15/2029 ~	391	393
6.530% due 10/15/2028 ~	870	902
6.975% due 12/15/2029 ~	8,918	1,853
7.180% due 12/15/2029 ~	22,628	4,835
7.575% due 06/15/2030 ~	16,139	3,752
7.935% due 12/15/2030 ~	5,769	6,005

Buckingham CDO Ltd.
0.263% due 04/05/2041 •	653,302	65,146
0.340% due 09/05/2051 •	993,340	39,447

Camber PLC
0.325% due 11/09/2053 •	183,696	3,747

Carrington Mortgage Loan Trust
0.236% due 04/25/2036 •	44,726	43,829
0.236% due 08/25/2036	9,727	9,519
0.306% due 01/25/2037 •	17,797	14,904
0.336% due 10/25/2036 •	6,005	5,632
0.346% due 02/25/2037 •	12,699	12,510
0.506% due 12/26/2036 •	8,317	7,536
0.791% due 12/25/2035 •	4,190	4,185

CDC Mortgage Capital Trust
1.001% due 11/25/2034 •	65	65
1.886% due 06/25/2034	543	586

Centex Home Equity Loan Trust
0.386% due 01/25/2032 •	40	40
0.536% due 06/25/2036 •	1,051	1,049
0.546% due 07/25/2032 •	87	79
0.566% due 06/25/2036 •	31,200	30,634
0.731% due 03/25/2035 •	1,189	1,188
0.736% due 09/25/2032 •	585	582

62	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.776% due 03/25/2035 •	$1,173	$1,160
0.806% due 06/25/2034 •	49	48
0.806% due 01/25/2035 •	611	612
0.881% due 06/25/2034 •	119	116
0.911% due 01/25/2035 •	475	461
1.001% due 10/25/2035 •	1,177	1,182
1.016% due 09/25/2034 •	1,103	1,102
1.031% due 03/25/2034 •	115	113
1.046% due 10/25/2035 •	4,093	4,112
1.091% due 06/25/2034 •	147	141
1.286% due 01/25/2035 •	825	814
1.816% due 03/25/2033 •	96	95
1.836% due 01/25/2034 •	54	54
6.260% due 09/25/2034 þ	768	803

Chase Funding Trust
0.586% due 05/25/2032 •	80	79
0.686% due 07/25/2033 •	9	8
4.725% due 05/25/2033	399	419

CHEC Loan Trust
1.046% due 06/25/2034 •	146	147

CIT Group Home Equity Loan Trust
1.061% due 12/25/2031 •	168	168

CIT Mortgage Loan Trust
1.436% due 10/25/2037 •	30,555	30,844
1.536% due 10/25/2037 •	126	127
1.586% due 10/25/2037 •	30,000	30,639

Citicorp Residential Mortgage Trust
4.917% due 11/25/2036 þ	1,328	1,383

Citigroup Mortgage Loan Trust
0.146% due 07/25/2045 •	1,602	1,373
0.166% due 01/25/2037 •	13,741	12,079
0.226% due 12/25/2036 •	663	661
0.256% due 05/25/2037 •	43,190	37,496
0.266% due 01/25/2037 •	82,087	73,130
0.276% due 05/25/2037 •	38,690	31,589
0.286% due 12/25/2036 •	3,756	3,055
0.296% due 12/25/2036 •	8,241	8,039
0.336% due 12/25/2036 •	14,644	13,953
0.336% due 01/25/2037 •	26,724	24,028
0.356% due 05/25/2037 •	25,635	24,296
0.406% due 09/25/2036 •	5,622	5,232
0.406% due 12/25/2036 •	7,621	6,266
0.586% due 08/25/2036 •	6,492	6,430
0.606% due 03/25/2036 •	4,396	4,326
0.686% due 12/25/2035 •	20,082	19,846
0.761% due 03/25/2037 •	34,431	34,103
0.791% due 01/25/2036 •	7,204	7,183
4.400% due 10/25/2037 þ	19,426	20,171
6.485% due 05/25/2036 þ	13,035	6,501

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.661% due 10/25/2034 •	499	498

Citigroup Mortgage Loan Trust, Inc.
0.346% due 03/25/2037 •	24,818	23,857

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.506% due 11/25/2036 •	$3,549	$3,551
0.536% due 10/25/2036 •	11,093	11,072
0.761% due 10/25/2035 ^•	952	954
1.136% due 02/25/2035 •	664	658
5.749% due 08/25/2035 þ	22	23

Commonbond Student Loan Trust
1.980% due 08/25/2050	1,503	1,528

Conseco Finance Corp.
6.280% due 09/01/2030	7,159	7,440
6.440% due 12/01/2030	6,432	6,878
6.540% due 04/01/2029	646	651
7.220% due 03/15/2028 ~	2,722	2,811
7.240% due 11/15/2028 ~	642	650
7.860% due 03/01/2030 ~	12,850	7,352

Conseco Finance Securitizations Corp.
2.136% due 12/01/2033 •	4,330	4,351
7.360% due 06/01/2030 ~	57,633	30,215
7.410% due 05/01/2033 þ	17,185	18,175
7.424% due 03/01/2033 ~	5,953	6,221
7.490% due 07/01/2031 þ	20,984	22,277
7.770% due 09/01/2031 þ	9,052	9,654
7.954% due 12/01/2033 ~	1,930	2,019
7.960% due 05/01/2031	21,773	8,881
7.970% due 05/01/2032	7,164	2,056
8.060% due 09/01/2029 ~	7,260	2,229
8.200% due 05/01/2031	30,312	12,724
8.260% due 12/01/2030 ~	75,544	28,247
8.310% due 05/01/2032 ~	40,754	12,187
8.850% due 12/01/2030 ~	1,831	561

Countrywide Asset-Backed Certificates
0.226% due 05/25/2035 •	27,113	26,834
0.226% due 03/25/2037 •	17,784	17,580
0.226% due 05/25/2037 •	46,477	45,566
0.226% due 06/25/2037 •	20,895	19,961
0.226% due 07/25/2037 ^•	19,245	18,965
0.226% due 07/25/2037 •	63,088	59,877
0.226% due 08/25/2037 •	5,026	4,988
0.226% due 08/25/2037 ^•	74,957	71,034
0.226% due 04/25/2047 •	19,675	19,317
0.226% due 06/25/2047 •	23,207	22,546
0.236% due 05/25/2037 •	865	866
0.236% due 04/25/2047 ^•	2,767	2,749
0.236% due 06/25/2047 ^•	5,364	5,351
0.246% due 12/25/2035 ^•	11,206	11,191
0.246% due 03/25/2037 •	2,291	2,284
0.246% due 05/25/2037	336	336
0.266% due 06/25/2047 •	10,130	9,879
0.266% due 11/25/2047 ^•	29,249	28,641
0.276% due 11/25/2037 •	17,862	17,327
0.286% due 09/25/2037 •	39,774	37,500
0.286% due 06/25/2047 ^•	22,583	21,301
0.286% due 09/25/2047 ^•	32,973	32,276
0.306% due 05/25/2037 •	4,750	4,699
0.306% due 06/25/2037 •	7,490	7,340
0.306% due 09/25/2037 ^•	8,933	9,206

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	63

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.306% due 06/25/2047 ^•	$40,896	$39,581
0.306% due 06/25/2047 •	23,059	22,769
0.306% due 09/25/2047 ^•	11,664	11,357
0.316% due 05/25/2037 •	13,000	12,616
0.316% due 07/25/2037 •	46,686	41,478
0.316% due 10/25/2047 •	8,681	8,622
0.326% due 12/25/2046 •	24,003	23,725
0.336% due 02/25/2036 •	10,000	9,829
0.336% due 01/25/2037 •	26,219	25,955
0.336% due 01/25/2046 ^•	35,429	34,702
0.336% due 06/25/2047 •	32,146	31,475
0.336% due 11/25/2047 •	18,265	16,434
0.346% due 11/25/2037 •	55,400	52,749
0.366% due 06/25/2047 •	5,645	5,500
0.376% due 06/25/2037 •	14,342	14,186
0.376% due 05/25/2047 •	1,511	1,493
0.406% due 05/25/2047 •	8,577	6,874
0.486% due 02/25/2037	2,138	2,062
0.521% due 11/25/2036 •	15,200	14,317
0.536% due 02/25/2037 •	18,894	18,806
0.566% due 04/25/2036 ^•	9,075	8,569
0.566% due 11/25/2036 •	5,944	5,913
0.566% due 02/25/2037 •	6,000	5,639
0.566% due 03/25/2037 •	24,109	22,214
0.566% due 04/25/2037 •	7,894	7,343
0.586% due 03/25/2036 •	9,694	9,767
0.641% due 04/25/2036 •	13,742	13,602
0.686% due 06/25/2033 •	16	16
0.686% due 07/25/2036 •	35	35
0.746% due 07/25/2036 •	390	383
0.766% due 12/25/2036 ^•	9,191	7,855
0.786% due 12/25/2033 •	768	753
0.786% due 03/25/2036 ^•	6,204	5,928
0.836% due 05/25/2034 •	381	380
0.836% due 01/25/2036 •	1,580	1,581
0.851% due 02/25/2036 •	18,000	17,958
0.986% due 03/25/2047 ^•	7,445	6,686
1.076% due 12/25/2035 •	559	560
1.136% due 07/25/2033 •	721	723
1.136% due 11/25/2034 •	3,558	3,575
1.151% due 08/25/2035 •	5,806	5,819
1.226% due 01/25/2036 •	2,675	2,676
1.286% due 10/25/2035 •	7,668	7,633
1.661% due 08/25/2034 •	7,763	7,180
1.811% due 05/25/2035 •	1,500	1,506
1.916% due 12/25/2035 •	8,267	7,579
1.961% due 12/25/2034 •	2,725	2,759
4.453% due 10/25/2046 ^~	598	606

Countrywide Asset-Backed Certificates Trust
0.226% due 02/25/2037 •	34,749	33,738
0.226% due 03/25/2037 •	38,242	37,170
0.236% due 03/25/2047 ^•	10,376	10,274
0.246% due 03/25/2037 •	1,151	1,150
0.246% due 09/25/2046 •	2,665	2,643
0.276% due 06/25/2047 •	2,744	2,740
0.326% due 02/25/2037 •	13,238	13,027

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.346% due 04/25/2046 •	$27,959	$26,817
0.346% due 09/25/2046 •	7,880	7,567
0.546% due 05/25/2036 •	11,075	11,050
0.586% due 04/25/2046 ^•	2,834	2,780
0.746% due 08/25/2035 •	13,545	13,460
0.791% due 04/25/2036 •	15,409	15,427
0.806% due 05/25/2036 •	15,750	14,654
0.821% due 04/25/2036 •	43,050	42,936
0.926% due 10/25/2047 •	18,257	17,974
0.986% due 05/25/2036 •	1,075	1,074
1.961% due 07/25/2035 •	7,400	7,461
4.693% due 10/25/2035 ~	1	1
5.050% due 02/25/2036 ~	41	42
5.989% due 10/25/2046 ~	13	13

Countrywide Asset-Backed Certificates Trust, Inc.
0.866% due 11/25/2034 •	247	246
0.886% due 08/25/2047 •	15,585	15,566
0.941% due 08/25/2034 •	2,467	2,469
0.986% due 11/25/2034 •	224	221
1.091% due 07/25/2034 •	1,598	1,604
2.261% due 07/25/2034 •	30	30

Countrywide Asset-Backed Securities Notes Trust
1.086% due 08/25/2047 •	318	320

Credit Suisse First Boston Mortgage Securities Corp.
2.436% due 08/25/2032 •	125	126

Credit Suisse Mortgage Capital Trust
1.000% due 02/25/2056	293	292
3.122% due 02/25/2056 ~	1,316,114	1,294,317

Credit-Based Asset Servicing & Securitization LLC
0.212% due 07/25/2037 •	5,729	4,612
0.312% due 07/25/2037 •	5,296	4,321
0.432% due 07/25/2037 •	5,607	4,647
0.716% due 12/25/2035 •	19,631	19,434
0.731% due 08/25/2035 •	4,410	4,292
0.731% due 11/25/2035 •	4,302	4,238
1.406% due 12/25/2035 •	1,709	1,722
3.294% due 12/25/2035 þ	10,076	10,036
6.780% due 05/25/2035 þ	2,641	2,676

Credit-Based Asset Servicing & Securitization Trust
0.146% due 11/25/2036 •	72	42
0.156% due 01/25/2037 ^•	536	217
0.226% due 10/25/2036 •	15,429	13,387
0.316% due 11/25/2036 •	6,361	3,881
0.326% due 10/25/2036	2,631	2,258
0.586% due 07/25/2036 •	22,743	22,453
3.260% due 01/25/2037 ^þ	227	102

CSAB Mortgage-Backed Trust
5.737% due 05/25/2037 ~	16,127	5,888
6.589% due 12/25/2036 þ	17,687	5,678

DFC HEL Trust
1.961% due 12/25/2031 •	2,028	2,044

64	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke Funding High Grade Ltd.
0.223% due 08/02/2049 •	$780,943	$23,502
0.313% due 08/02/2049 •	287,069	9,290
0.576% due 08/02/2049 •	102,000	749

Education Funding Trust
3.455% due 02/15/2050	84,807	85,761
3.557% due 02/01/2050	45,973	43,436
3.947% due 02/01/2050	33,266	34,479
4.108% due 02/01/2050	33,266	34,899
4.714% due 02/01/2050	33,266	35,452

EFS Volunteer LLC
0.975% due 10/25/2035	1,243	1,247

Ellington Loan Acquisition Trust
1.136% due 05/25/2037 •	48,843	49,145
1.586% due 05/25/2037	1,174	1,177
1.586% due 05/25/2037 •	989	993
1.686% due 05/25/2037	11,088	11,207

EMC Mortgage Loan Trust
0.826% due 05/25/2040 •	52	51
1.186% due 08/25/2040 •	277	278
1.186% due 11/25/2041 •	28	27

Encore Credit Receivables Trust
0.776% due 07/25/2035 •	7,998	7,988

Equifirst Loan Securitization Trust
0.256% due 04/25/2037 •	39,693	37,954

EquiFirst Mortgage Loan Trust
1.016% due 04/25/2035 •	355	356
1.061% due 12/25/2034 •	68	68
1.091% due 04/25/2035 •	55	55
1.151% due 04/25/2035 •	659	657
1.586% due 12/25/2034 •	238	239
1.811% due 12/25/2034 •	756	758
1.886% due 04/25/2035 •	1,990	2,013
2.561% due 12/25/2034 •	501	506
3.986% due 12/25/2034 •	979	938

Equity One Mortgage Pass-Through Trust
5.495% due 12/25/2033 þ	127	128

FBR Securitization Trust
0.776% due 11/25/2035 •	2,610	2,613

Fieldstone Mortgage Investment Trust
0.324% due 11/25/2036 •	1,881	1,369
0.466% due 05/25/2036 •	30,572	25,174
0.731% due 02/25/2036	3,290	3,050
0.766% due 02/25/2036 •	1,250	1,249

Finance America Mortgage Loan Trust
1.136% due 09/25/2033 •	136	135

First Franklin Mortgage Loan Asset-Backed Certificates
0.911% due 05/25/2034 •	2,727	2,715
1.796% due 05/25/2034 •	117	117

First Franklin Mortgage Loan Trust
0.191% due 09/25/2036	2,239	2,146
0.206% due 11/25/2036	4,462	4,224

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.236% due 12/25/2036 •		$11,206	$10,940
0.246% due 11/25/2036 •		955	947
0.246% due 12/25/2037 •		19,514	18,685
0.306% due 01/25/2038 •		341	239
0.366% due 12/25/2036 •		5,812	3,344
0.386% due 05/25/2036 •		2,989	2,959
0.396% due 09/25/2036 •		37,301	36,109
0.396% due 11/25/2036		3,900	3,586
0.466% due 02/25/2036 •		16,266	15,612
0.626% due 03/25/2036 •		17,494	16,048
0.656% due 02/25/2036 •		22,712	21,808
0.666% due 02/25/2036 •		16,428	16,454
0.761% due 11/25/2036 •		10,008	10,017
0.806% due 11/25/2035 •		25,289	24,893
0.866% due 09/25/2035 •		8,786	8,818
0.866% due 06/25/2036 •		16,775	16,799
0.911% due 06/25/2034 •		5,844	5,853
0.941% due 04/25/2035 •		5,128	5,114
0.956% due 09/25/2034 •		1,760	1,765
0.986% due 01/25/2035 •		674	682
0.986% due 07/25/2035 •		8,092	8,104
1.036% due 07/25/2033 •		4,621	4,613
1.061% due 05/25/2035 •		39,529	39,376
1.091% due 09/25/2035 •		12,600	12,573
1.211% due 12/25/2034 •		1,628	1,651
1.271% due 12/25/2034 •		2,042	2,050
1.361% due 07/25/2034 •		10,380	10,421
1.511% due 10/25/2034		1,563	1,578
1.586% due 03/25/2034 •		313	308
1.886% due 09/25/2034 •		581	591
2.561% due 03/25/2034 •		592	618

First NLC Trust
0.791% due 12/25/2035 •		1,229	1,230

Fremont Home Loan Trust
0.186% due 08/25/2036 •		5,289	2,312
0.216% due 11/25/2036 •		23,765	11,618
0.221% due 10/25/2036 •		10,565	9,920
0.246% due 08/25/2036 •		35,072	15,515
0.306% due 01/25/2037 •		26,334	15,422
0.326% due 08/25/2036 •		6,433	2,891
0.426% due 02/25/2036 •		14,303	14,147
0.426% due 02/25/2037 •		17,177	8,727
0.446% due 04/25/2036 •		148	148
0.586% due 05/25/2036 •		7,037	5,405
0.626% due 04/25/2036 •		32,370	30,571
0.761% due 01/25/2036 •		44,985	41,682
1.016% due 06/25/2035 ^•		1,137	1,128
1.136% due 11/25/2034 •		5,060	5,075
1.241% due 06/25/2035 •		17,148	16,803

Galaxy CLO Ltd.
1.096% due 10/15/2030		4,000	4,005

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	83,589	61,153

GE-WMC Mortgage Securities Trust
0.166% due 08/25/2036 •		$3	2
0.346% due 08/25/2036 •		3,900	3,705

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	65

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goal Structured Solutions Trust
0.736% due 09/25/2041 •	$12,232	$12,277

Greenpoint Manufactured Housing
3.696% due 06/08/2031 •	8,808	8,805
8.300% due 10/15/2026 ~	58	58

GSAA Home Equity Trust
0.206% due 05/25/2036 •	6,345	1,992
0.226% due 03/25/2036 •	23	11
0.326% due 06/25/2036 •	48,482	14,619
0.426% due 10/25/2036 •	41,950	15,991
0.426% due 02/25/2037 •	9,338	3,834
0.446% due 03/25/2036 •	23,037	10,756
0.446% due 05/25/2036 •	18,457	6,261
0.526% due 05/25/2047 •	1,720	1,305
0.566% due 06/25/2036 •	3,112	1,268
0.626% due 03/25/2036 •	18,169	11,741
0.726% due 04/25/2047 •	13,275	7,742
0.786% due 08/25/2037 •	5,324	5,338
0.821% due 06/25/2035 •	3,000	3,018
0.826% due 10/25/2035 •	4,775	4,796
0.881% due 08/25/2035 •	4,304	4,277
1.061% due 06/25/2034	396	370
5.344% due 09/25/2035 ~	205	174
5.772% due 11/25/2036 ~	7,993	3,496
6.000% due 11/25/2037	759	614
6.948% due 06/25/2036 þ	20,754	8,489

GSAMP Trust
0.156% due 12/25/2036 •	701	433
0.166% due 11/25/2036 •	1,129	690
0.176% due 01/25/2037 •	7,198	5,287
0.216% due 12/25/2046	6,020	4,232
0.226% due 08/25/2036 •	17,806	17,496
0.226% due 11/25/2036 •	27,478	16,965
0.256% due 12/25/2036 •	5,931	3,720
0.256% due 01/25/2037 •	2,707	2,666
0.266% due 11/25/2035 •	191	29
0.286% due 11/25/2036 •	15,420	9,611
0.356% due 03/25/2047 •	16,781	16,110
0.366% due 06/25/2036 •	11,504	11,336
0.386% due 10/25/2036 ^•	1,507	25
0.386% due 05/25/2046 •	12,155	12,078
0.536% due 06/25/2036 •	6,862	6,619
0.566% due 12/25/2035 •	2,157	2,157
0.566% due 06/25/2036 •	4,207	3,048
0.626% due 02/25/2036 •	6,144	6,071
0.731% due 11/25/2035 ^•	12,551	12,098
0.761% due 02/25/2035 •	600	611
0.866% due 07/25/2045 •	18,016	18,058
0.986% due 11/25/2035 •	3,179	3,145
1.031% due 11/25/2035 •	4,016	3,934
1.136% due 06/25/2035	5,957	5,966
1.811% due 12/25/2034 •	11,459	11,464

Harley Marine Financing LLC
5.682% due 05/15/2043 «	48,972	47,444

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hildene TruPS Securitization Ltd.
1.891% due 05/22/2039	$2,705	$2,658

Home Equity Asset Trust
0.406% due 08/25/2036 •	957	955
0.701% due 04/25/2036 •	16	15
0.746% due 04/25/2036 •	7,045	7,068
0.786% due 12/25/2033 •	34	34
0.791% due 01/25/2036 •	5,000	4,902
0.791% due 04/25/2036 •	18,000	17,821
0.846% due 11/25/2032 •	128	124
0.986% due 11/25/2034 •	200	200
1.031% due 11/25/2035 •	7,552	7,559
1.286% due 06/25/2032 •	1,170	1,172
2.634% due 03/25/2033 •	1,934	1,943

Home Equity Mortgage Loan Asset-Backed Trust
0.246% due 11/25/2036 •	8,727	8,345
0.246% due 07/25/2037	422	287
0.276% due 07/25/2037	17,569	9,626
0.286% due 07/25/2037 •	11,484	7,854
0.306% due 04/25/2037 •	51,767	45,433
0.326% due 08/25/2036 •	6,315	5,793
0.406% due 04/25/2037 •	11,798	11,159
0.466% due 06/25/2036 •	2,584	2,568
0.646% due 06/25/2036 •	8,000	7,580
0.686% due 03/25/2036 •	25,000	23,937
0.746% due 03/25/2036 •	14,859	14,544
0.866% due 10/25/2035 •	13,050	12,630

Hout Bay Corp.
1.627% due 07/05/2041 •	447,050	93,032
1.827% due 07/05/2041 •	34,165	3,727
1.957% due 07/05/2041 •	4,046	180

HSI Asset Loan Obligation Trust
4.801% due 12/25/2036 þ	9,170	4,232

HSI Asset Securitization Corp. Trust
0.186% due 10/25/2036 •	2,571	1,332
0.226% due 01/25/2037 •	58,080	52,877
0.246% due 05/25/2037 •	8,743	8,720
0.276% due 04/25/2037 •	16,356	10,605
0.306% due 10/25/2036 •	17,518	9,207
0.346% due 04/25/2037 •	6,589	4,331
0.406% due 10/25/2036 •	9,069	4,822
0.424% due 12/25/2036 •	29,119	11,258
0.566% due 10/25/2036 •	2,020	1,094
0.581% due 02/25/2036 •	9,816	9,603
0.611% due 02/25/2036 •	16,250	15,627

IMC Home Equity Loan Trust
7.520% due 08/20/2028	16	16

IndyMac Mortgage Loan Trust
0.406% due 07/25/2036 •	30,157	11,664

IXIS Real Estate Capital Trust
0.146% due 05/25/2037 •	5,729	1,954
0.246% due 05/25/2037 •	34,484	11,983
0.386% due 01/25/2037 •	79,852	38,549
0.406% due 08/25/2036 •	65,178	24,059

66	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.486% due 03/25/2036 ^•	$11,708	$7,691
0.606% due 08/25/2036 •	33,092	12,679
0.716% due 02/25/2036 •	1,190	1,210
1.031% due 02/25/2035 •	953	950

JP Morgan Mortgage Acquisition Corp.
0.446% due 03/25/2036 •	5,131	5,125
0.596% due 02/25/2036 ^•	7,846	7,816
0.626% due 03/25/2036 •	40,500	39,872
0.671% due 01/25/2036 •	14,000	13,846
0.791% due 09/25/2035 •	10,522	10,573
1.016% due 06/25/2035 •	16,467	16,467
1.061% due 12/25/2035 •	8,091	7,979

JP Morgan Mortgage Acquisition Trust
0.186% due 03/25/2047 •	127	87
0.196% due 08/25/2036 •	2,593	2,077
0.326% due 08/25/2036 •	21,817	17,841
0.326% due 05/25/2037 •	9,828	9,310
0.346% due 07/25/2036 •	9,283	9,229
0.346% due 08/25/2036 •	13,897	13,827
0.356% due 07/25/2036 •	44,007	41,066
0.366% due 11/25/2036 •	13,375	12,681
0.521% due 05/25/2036 •	19,000	17,864
0.566% due 04/25/2036 •	26,803	26,441
1.086% due 11/25/2036	1,794	1,788
4.544% due 10/25/2030 þ	1,363	963
4.544% due 01/25/2037 þ	14	10
6.330% due 07/25/2036 þ	5,676	2,421
6.910% due 07/25/2036 þ	8,093	3,448

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	23,504	23,451

KGS-Alpha SBA COOF Trust
0.872% due 04/25/2038 «~(a)	15,792	400

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	1,437	1,430

Legacy Mortgage Asset Trust
0.000% due 12/25/2056 ~(a)	951,159	3,506
0.000% due 07/25/2057 (h)	1,044	1,043
0.000% due 07/25/2057 ~	333,049	342,106
0.000% due 04/25/2058 ~(a)	583	582
0.000% due 08/26/2058 (a)(h)	781	778
0.000% due 01/28/2070 ~	6,358	3,608
0.125% due 12/26/2057 ~(a)	501,985	1,643
1.045% due 12/26/2057 ~(a)	224,624	1,703
1.835% due 01/28/2070 •	397,409	401,447
3.072% due 12/25/2056 ~	951,159	930,722
3.432% due 08/26/2058 «~	178,636	178,242
3.604% due 06/25/2057 ~	145,739	153,918
3.750% due 04/25/2058 ~	209,018	217,166
3.997% due 04/25/2058 «~	53,301	44,592
4.000% due 02/25/2058 ~	366,231	377,874
4.000% due 04/25/2058 ~	106,604	110,966
4.000% due 08/26/2058 ~	362,600	371,101
4.060% due 02/25/2058 «~	132,995	135,242
4.183% due 01/25/2058 ~	233,179	239,565

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 02/25/2058 ~		$132,996	$142,749
4.250% due 08/26/2058 ~		357,273	380,615
4.295% due 12/26/2057 «~		273,913	286,452
4.500% due 02/25/2058 ~		132,996	142,918
8.661% due 01/28/2070 ~		362,998	382,067

Lehman XS Trust
0.246% due 05/25/2037 •		25	25
0.256% due 02/25/2037 •		23,794	21,974
0.266% due 02/25/2037 •		15,609	15,673
0.406% due 05/25/2036 •		19,756	22,316
0.546% due 02/25/2037 •		7,141	5,906
0.646% due 05/25/2036 •		5,925	7,229
0.836% due 10/25/2035		489	664
4.474% due 05/25/2037 þ		973	993
6.640% due 04/25/2036 þ		15,108	15,579

Long Beach Mortgage Loan Trust
0.186% due 12/25/2036 •		8,665	4,335
0.196% due 11/25/2036 •		6,465	2,815
0.241% due 08/25/2036		8,294	5,345
0.241% due 10/25/2036 •		50,889	34,746
0.246% due 08/25/2036 •		28,394	15,406
0.246% due 10/25/2036 •		23,739	10,058
0.246% due 12/25/2036 •		3,334	2,619
0.256% due 12/25/2036 •		38,893	19,715
0.266% due 09/25/2036 •		11,227	4,397
0.316% due 12/25/2036 •		26,707	13,686
0.326% due 08/25/2036 •		6,782	3,734
0.376% due 07/25/2036 •		16,477	13,441
0.386% due 05/25/2036 •		51,109	34,893
0.386% due 06/25/2036 •		62,289	39,829
0.386% due 09/25/2036 •		47,375	35,174
0.406% due 05/25/2046 •		9,856	9,370
0.486% due 01/25/2036 •		22,128	21,550
0.526% due 02/25/2036 •		18,945	18,867
0.606% due 05/25/2036 •		3,172	1,372
0.686% due 01/25/2036 •		36,983	35,621
0.716% due 01/25/2046 •		51,118	50,335
0.731% due 11/25/2035 •		14,492	14,444
0.846% due 08/25/2045 •		886	886
0.866% due 08/25/2035 •		557	555
0.881% due 06/25/2034 •		1,917	1,904
0.941% due 07/25/2034 •		1,776	1,772
1.211% due 07/25/2033 •		2,726	2,734
1.286% due 11/25/2034 •		5,276	5,200
1.316% due 06/25/2033 •		4,030	4,053

LP Credit Card ABS Master Trust
1.638% due 08/20/2024 •		36,143	36,143

Mackay Shields EURO CLO DAC
1.550% due 08/15/2033	EUR	4,150	4,814

Madison Avenue Manufactured Housing Contract Trust
3.336% due 03/25/2032 •		$4,139	4,164

Marlette Funding Trust
0.000% due 04/16/2029 «(h)		7	554
2.690% due 09/17/2029		292	293

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	67

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
0.136% due 08/25/2036 •	$5,315	$2,401
0.136% due 10/25/2036 •	41,561	18,323
0.136% due 01/25/2037 •	37,032	14,235
0.186% due 10/25/2036 •	9,048	6,004
0.186% due 11/25/2036 •	15,861	11,554
0.186% due 01/25/2037 •	35,180	13,672
0.206% due 10/25/2036 •	34,271	15,350
0.216% due 10/25/2036 •	29,171	18,516
0.231% due 10/25/2036 •	60,464	30,338
0.231% due 01/25/2037	14,538	5,814
0.246% due 10/25/2036 •	3,609	2,425
0.246% due 01/25/2037 •	38,847	15,294
0.286% due 08/25/2036 •	11,017	4,395
0.296% due 10/25/2036	4,683	3,181
0.296% due 05/25/2037 •	1,849	1,823
0.326% due 08/25/2036 •	20,706	9,732
0.331% due 10/25/2036 •	6,718	3,442
0.376% due 01/25/2036 •	6,983	6,960
0.386% due 04/25/2036 •	27,964	9,925
0.386% due 08/25/2036 •	20,575	9,631
0.386% due 05/25/2037 •	8,184	7,650
0.486% due 04/25/2036 •	66,338	17,381
0.506% due 11/25/2036 •	3,737	1,703
0.566% due 06/25/2036 •	4,575	2,551
0.566% due 08/25/2036 •	30,767	13,493
0.836% due 10/25/2035 ^•	13,584	13,735
1.236% due 08/25/2037 •	23,239	22,787
4.736% due 05/25/2033 •	3,998	4,010

MASTR Specialized Loan Trust
0.456% due 01/25/2037 •	11,646	6,597
0.606% due 02/25/2036 •	2,937	2,882

Mercury CDO Ltd.
0.965% due 12/08/2040 •	6,000	921

Merrill Lynch First Franklin Mortgage Loan Trust
0.256% due 04/25/2037 •	3,224	1,807
0.256% due 05/25/2037 •	30,966	24,745
0.326% due 05/25/2037 •	54,685	44,041
0.336% due 04/25/2037 •	25,884	14,749
0.406% due 05/25/2037 •	34,170	27,763

Merrill Lynch Mortgage Investors Trust
0.206% due 11/25/2037 •	4,261	2,010
0.231% due 08/25/2037 •	10,478	10,187
0.236% due 08/25/2037 •	578	566
0.286% due 07/25/2037	4,046	1,347
0.326% due 08/25/2037	371	346
0.386% due 08/25/2037 •	4,444	4,337
0.386% due 11/25/2037 •	25,994	12,602
0.406% due 03/25/2037 •	5,811	2,415
0.406% due 04/25/2037 •	12,440	8,455
0.406% due 07/25/2037	3,679	2,553
0.536% due 02/25/2047 •	29,943	21,672
0.686% due 12/25/2036 •	6,300	6,130
0.686% due 01/25/2037	2,733	2,614
0.776% due 08/25/2036 •	15,600	15,591

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.806% due 05/25/2036 •	$444	$442
0.836% due 06/25/2036 •	930	931
0.956% due 05/25/2036 •	4,037	3,497
1.016% due 07/25/2035 •	9,749	9,760
1.061% due 04/25/2036 •	1,317	1,322
1.211% due 08/25/2036 •	1,638	1,844
3.649% due 04/25/2035 •	156	140

MESA Trust
3.311% due 11/25/2031 •	938	816

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	1,051	1,107

Mid-State Trust
4.864% due 07/15/2038	538	566

MMcapS Funding Ltd.
0.570% due 12/01/2035 •	9,100	8,691

Morgan Stanley ABS Capital, Inc.
1.166% due 03/25/2033 •	43	43

Morgan Stanley ABS Capital, Inc. Trust
0.166% due 09/25/2036 •	256	146
0.186% due 10/25/2036 •	4,666	2,768
0.186% due 11/25/2036 •	1,859	1,369
0.196% due 03/25/2037 •	3,243	1,865
0.216% due 09/25/2036 •	49,700	28,420
0.216% due 10/25/2036 •	18,673	17,765
0.216% due 12/25/2036 •	50,468	37,214
0.216% due 01/25/2037 •	24,482	15,133
0.226% due 08/25/2036 •	31,902	20,136
0.226% due 10/25/2036 •	39,510	23,572
0.226% due 11/25/2036 •	3,081	1,925
0.226% due 05/25/2037 •	274	253
0.226% due 05/25/2037	3,580	3,159
0.236% due 09/25/2036 •	14,936	7,193
0.236% due 10/25/2036 •	16,836	10,989
0.236% due 12/25/2036 •	1,056	709
0.246% due 09/25/2036 •	26,915	15,617
0.266% due 02/25/2037 •	26,864	11,891
0.266% due 03/25/2037 •	28,879	16,750
0.266% due 05/25/2037 •	14,785	13,689
0.286% due 02/25/2037 •	10,271	6,236
0.306% due 10/25/2036 •	1,439	868
0.306% due 11/25/2036 •	12,484	7,879
0.316% due 09/25/2036 •	4,093	2,408
0.316% due 10/25/2036 •	9,617	6,336
0.316% due 02/25/2037 •	32,637	14,562
0.336% due 08/25/2036 •	12,821	8,286
0.336% due 03/25/2037 •	48,025	28,093
0.336% due 05/25/2037 •	12,808	11,921
0.346% due 05/25/2037 •	9,481	8,460
0.406% due 03/25/2036 •	13,290	13,241
0.416% due 02/25/2037 •	8,535	5,268
0.586% due 04/25/2036 •	15,660	15,322
0.626% due 03/25/2036 •	7,379	7,323
0.686% due 12/25/2035 •	12,427	12,124
0.701% due 11/25/2035 •	4,819	4,822
0.706% due 12/25/2035 •	13,955	13,878

68	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.826% due 01/25/2034 •	$4,773	$4,689
0.896% due 04/25/2034 •	1,679	1,666
0.986% due 05/25/2034 •	4,167	4,168
1.016% due 07/25/2035 •	7,440	7,465
1.076% due 06/25/2035 •	13,060	13,154
1.106% due 10/25/2033 •	741	742
1.146% due 09/25/2034 •	323	308
1.336% due 07/25/2037 •	14,010	14,045
1.986% due 02/25/2047 •	38,608	37,083
2.111% due 07/25/2034	129	129

Morgan Stanley Capital, Inc. Trust
0.626% due 03/25/2036 •	98,275	90,098
0.641% due 01/25/2036	700	628
0.666% due 01/25/2036 •	15,358	15,234
0.666% due 02/25/2036 •	8,928	8,937

Morgan Stanley Dean Witter Capital, Inc. Trust
1.436% due 02/25/2033 •	497	499
1.661% due 11/25/2032 •	668	669

Morgan Stanley Home Equity Loan Trust
0.186% due 12/25/2036 •	3,807	2,390
0.186% due 04/25/2037 •	6,212	4,095
0.226% due 12/25/2036 •	44,568	28,111
0.256% due 04/25/2037 •	10,529	6,999
0.406% due 04/25/2036 •	8,848	7,300
0.436% due 04/25/2037 •	22,169	15,048
0.596% due 02/25/2036	257	245
0.606% due 04/25/2036 •	13,490	11,305
1.076% due 05/25/2035 •	11,698	11,691

Morgan Stanley IXIS Real Estate Capital Trust
0.156% due 11/25/2036 •	8,870	4,008
0.196% due 11/25/2036 •	20,480	9,311
0.236% due 11/25/2036 •	1,685	771
0.306% due 11/25/2036 •	22,499	10,400
0.386% due 07/25/2036 •	7,353	3,981
0.546% due 07/25/2036 •	28,617	15,788

Morgan Stanley Mortgage Loan Trust
0.426% due 10/25/2036 •	2,497	1,069
0.546% due 02/25/2037 •	3,337	1,239
0.806% due 04/25/2037 •	8,617	3,662
5.622% due 01/25/2047 þ	181	179
5.750% due 04/25/2037 ^~	360	233
5.754% due 01/25/2047 þ	6,723	3,940
5.965% due 09/25/2046 ^þ	4,143	2,091
6.000% due 02/25/2037 ~	217	207

Morgan Stanley Structured Trust
0.316% due 06/25/2037 •	4,201	4,175

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	61,425	17,702

Nationstar Home Equity Loan Trust
0.261% due 06/25/2037 •	518	509
0.316% due 03/25/2037 •	200	199
0.336% due 06/25/2037 •	271	268
0.336% due 06/25/2037	2,527	2,324
0.356% due 03/25/2037 •	3,067	3,011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.366% due 03/25/2037	$5,542	$5,337
0.446% due 09/25/2036	13,337	13,012
0.456% due 09/25/2036	1,338	1,274
0.496% due 04/25/2037	11,803	11,336

Navient Private Education Refi Loan Trust
1.690% due 05/15/2069	619	626
3.238% due 11/15/2045 ~	218,138	246,761

Navient Student Loan Trust
1.136% due 12/27/2066	1,981	2,014

New Century Home Equity Loan Trust
0.266% due 05/25/2036 •	1,048	1,028
0.826% due 08/25/2034 •	117	115
0.911% due 09/25/2035 •	4,656	4,668
1.031% due 09/25/2035 •	1,650	1,654
1.151% due 11/25/2034	119	120
4.884% due 11/25/2033 þ	111	110

Newcastle Investment Trust
8.114% due 05/01/2033 ~	61,254	64,487

Newcastle Mortgage Securities Trust
0.276% due 04/25/2037 •	1,522	1,492
0.316% due 04/25/2037 •	2,398	2,364
0.426% due 04/25/2037	6,698	6,334
0.586% due 04/25/2037	7,785	7,222

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.236% due 07/25/2036 •	35,590	34,217
0.506% due 11/25/2035 •	4,446	4,431
0.521% due 03/25/2036 •	356	355
0.566% due 03/25/2036 •	4,024	3,971
0.746% due 11/25/2035 •	9,479	9,229

North Carolina State Education Assistance Authority
0.925% due 07/25/2036	3,200	3,211

NovaStar Mortgage Funding Trust
0.216% due 03/25/2037 •	116,034	90,839
0.266% due 09/25/2037 •	26,455	24,715
0.386% due 06/25/2036 •	1,530	1,285
1.001% due 10/25/2035 •	8,491	8,327
1.256% due 06/25/2035 •	5,000	4,989

Oakwood Mortgage Investors, Inc.
5.190% due 06/15/2032 ~	996	1,017
5.410% due 11/15/2032	1,050	1,070
7.945% due 03/15/2022 ~	2,973	1,219

Option One Mortgage Loan Trust
0.206% due 03/25/2037	894	868
0.226% due 01/25/2037 •	31,435	23,792
0.226% due 02/25/2037 •	7,199	4,480
0.226% due 03/25/2037 •	71,164	51,858
0.266% due 04/25/2037 •	23,189	16,222
0.266% due 07/25/2037 •	5,474	4,788
0.306% due 04/25/2037 •	136,446	110,543
0.306% due 05/25/2037 •	123,049	94,750
0.336% due 03/25/2037	5,630	3,648
0.386% due 05/25/2037 •	5,806	3,999
0.686% due 01/25/2036 •	10,817	10,810

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	69

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.956% due 05/25/2035 •	$2,941	$2,815
0.986% due 01/25/2034 •	1,787	1,790
1.511% due 11/25/2034 •	19	19
2.561% due 11/25/2034 •	23	23

Option One Mortgage Loan Trust Asset-Backed Certificates
0.671% due 12/25/2035 •	1,392	1,393
0.716% due 12/25/2035 •	4,230	4,217
0.746% due 12/25/2035 •	8,709	8,332
0.776% due 11/25/2035 •	18,598	18,529
0.821% due 11/25/2035 •	5,889	5,689
0.941% due 10/25/2032 •	2,343	2,371

Origen Manufactured Housing Contract Trust
8.150% due 03/15/2032 þ	355	358

Ownit Mortgage Loan Trust
0.986% due 10/25/2036 ^•	3,677	3,837
3.038% due 10/25/2035 þ	7,611	5,429

Palmer Square Loan Funding Ltd.
1.104% due 04/20/2027 •	7,037	7,040

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.806% due 05/25/2035 •	13,318	13,300
1.016% due 05/25/2035 •	18,645	18,766
1.091% due 06/25/2035 •	6,274	6,246
1.121% due 05/25/2035 •	4,784	4,662
1.136% due 10/25/2034	8,781	8,792
1.136% due 06/25/2035 •	4,641	4,564
1.166% due 03/25/2035 •	542	543
1.256% due 03/25/2035 •	7,552	7,587
1.661% due 02/25/2035 •	10,130	10,224
1.811% due 02/25/2035 •	3,247	3,277
1.961% due 10/25/2034 •	1,408	1,454
2.186% due 09/25/2034 •	3,062	3,099

People’s Financial Realty Mortgage Securities Trust
0.226% due 09/25/2036 •	27,619	10,301

Popular ABS Mortgage Pass-Through Trust
0.336% due 06/25/2047 •	2,815	2,804
0.416% due 07/25/2036 •	3,104	3,076
0.626% due 05/25/2036 •	5,119	4,999
0.954% due 02/25/2036	1,312	1,297
5.917% due 04/25/2035 þ	96	97

RAAC Trust
0.436% due 11/25/2046 •	516	505
0.586% due 02/25/2037 •	3,673	3,582
0.666% due 05/25/2046 •	2,244	2,243
0.686% due 09/25/2045 •	4,416	4,402
0.786% due 02/25/2046 •	1,490	1,477
0.846% due 10/25/2046 •	8,757	8,647
1.061% due 02/25/2046 •	19,679	17,104
1.286% due 09/25/2047 •	145	146
1.586% due 09/25/2047 •	9,087	9,128
2.561% due 05/25/2039 •	2,755	2,768

Renaissance Home Equity Loan Trust
0.966% due 08/25/2033 •	794	788

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.512% due 04/25/2037 þ	$6,555	$2,779
5.580% due 11/25/2036 þ	12,489	6,441
5.744% due 06/25/2037 þ	89,647	37,179
5.906% due 06/25/2037 þ	23,928	10,218
6.115% due 08/25/2036 þ	13,286	8,300
6.203% due 06/25/2037 þ	23,512	10,663
7.750% due 09/25/2037 þ	32,409	19,012

Residential Asset Mortgage Products Trust
0.316% due 12/25/2036 •	15,000	14,365
0.356% due 10/25/2036 •	3,630	3,633
0.436% due 08/25/2036	729	724
0.526% due 12/25/2035 •	24,597	23,332
0.611% due 07/25/2036	1,328	1,296
0.686% due 02/25/2036 •	7,488	7,449
0.731% due 11/25/2035 •	2,009	2,010
0.786% due 12/25/2035 •	31,296	29,179
0.836% due 04/25/2034 •	6,048	6,028
0.896% due 07/25/2035 •	6,500	6,479
0.956% due 02/25/2034 •	1,528	1,522
0.956% due 04/25/2034 •	3,884	3,888
0.956% due 10/25/2035 •	11,246	11,211
0.971% due 11/25/2035 •	7,000	6,828
1.031% due 09/25/2035 •	10,000	9,993
1.061% due 04/25/2034 •	63	64
1.076% due 10/25/2033 •	3,287	3,286
1.106% due 03/25/2035 •	7,451	7,442
1.151% due 07/25/2035 •	10,889	10,852
1.241% due 02/25/2035 •	5,718	5,756
1.286% due 01/25/2035 •	2,258	2,215
1.661% due 04/25/2034 ^•	1,793	1,762
1.811% due 08/25/2034 •	612	615
1.991% due 02/25/2034 •	370	356
2.066% due 04/25/2034 ^•	2,821	2,667
2.711% due 12/25/2034 •	566	535
5.492% due 01/25/2035 þ	433	381
5.640% due 12/25/2034 þ	215	213
5.670% due 10/25/2034 þ	428	502

Residential Asset Securities Corp. Trust
0.226% due 02/25/2037	369	368
0.246% due 11/25/2036 •	362	584
0.296% due 04/25/2037 •	17,902	17,603
0.306% due 02/25/2037 •	5,000	4,850
0.326% due 10/25/2036 •	31,872	31,445
0.336% due 11/25/2036 ^•	85,611	84,300
0.346% due 07/25/2036 •	770	769
0.366% due 07/25/2036 •	16,300	15,827
0.386% due 08/25/2036 •	1,278	1,271
0.426% due 11/25/2036 •	12,384	11,911
0.426% due 04/25/2037 •	50,445	49,534
0.606% due 07/25/2036 ^•	13,631	12,810
0.626% due 07/25/2036 •	11,116	10,262
0.646% due 04/25/2036 •	12,481	12,403
0.686% due 02/25/2036 •	7,641	7,566
0.701% due 11/25/2035 •	17,900	17,573
0.716% due 12/25/2035 •	446	447
0.736% due 06/25/2035 •	44	44

70	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.746% due 10/25/2035 •	$11,326	$11,156
0.746% due 11/25/2035 •	2,584	2,583
0.776% due 01/25/2036 •	6,138	6,144
0.836% due 04/25/2034 •	1,515	1,509
0.926% due 09/25/2034 •	697	692
0.926% due 12/25/2034 •	2,534	2,534
0.971% due 08/25/2035 •	4,731	4,738
0.971% due 09/25/2035 •	1,749	1,751
0.971% due 12/25/2035 •	1,516	1,456
0.986% due 04/25/2035 •	76	76
1.121% due 08/25/2035 •	4,230	4,227
1.136% due 07/25/2035 •	6,797	6,819
1.811% due 11/25/2034 •	365	370
1.886% due 01/25/2034 •	1,415	1,439
2.036% due 11/25/2034 •	802	834
2.561% due 11/25/2034 •	443	463
5.980% due 09/25/2034 ~	895	901

Residential Funding Home Loan Trust
0.216% due 05/25/2036 •	222	220

Salomon Mortgage Loan Trust
0.986% due 11/25/2033 •	232	232

Saxon Asset Securities Trust
0.266% due 05/25/2037 •	28,707	25,061
0.326% due 10/25/2046	1,664	1,540
0.396% due 09/25/2037 •	16,880	16,684
0.806% due 11/25/2037 •	4,873	4,724
0.881% due 03/25/2031 •	138	118
1.059% due 12/26/2034 •	186	187
1.061% due 12/25/2033 •	2,699	2,704
1.061% due 11/25/2035 •	6,244	5,010
4.959% due 12/26/2034 •	532	113

Securitized Asset-Backed Receivables LLC Trust
0.146% due 12/25/2036 ^•	488	162
0.216% due 12/25/2036 •	9,379	9,125
0.226% due 08/25/2036 •	26,746	14,736
0.246% due 11/25/2036 ^•	151	58
0.256% due 08/25/2036 ^•	9,672	4,284
0.286% due 07/25/2036 •	22,946	13,054
0.286% due 12/25/2036 •	75,834	37,486
0.366% due 07/25/2036 •	14,340	13,423
0.386% due 07/25/2036 •	22,890	13,177
0.386% due 09/25/2036 •	4,570	2,217
0.406% due 07/25/2036 •	5,796	2,800
0.406% due 11/25/2036 •	7,883	3,101
0.566% due 07/25/2036 •	4,188	2,462
0.586% due 05/25/2036 •	8,054	5,579
0.586% due 06/25/2036 •	21,562	17,255
0.666% due 11/25/2035 •	829	830
0.666% due 12/25/2035 •	3,666	3,644
0.686% due 11/25/2035 •	32,456	29,786
0.686% due 12/25/2035 •	13,332	9,662
0.731% due 10/25/2035	4,712	4,495
0.761% due 01/25/2035 •	1,049	1,026
0.806% due 10/25/2035 •	963	941
1.046% due 01/25/2036 ^•	956	878

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SG Mortgage Securities Trust
0.226% due 10/25/2036 •		$22,661	$22,032
0.546% due 07/25/2036		8,466	2,628

Sierra Madre Funding Ltd.
0.483% due 09/07/2039 •		31,798	28,479

SLM Private Credit Student Loan Trust
0.386% due 12/15/2039		528	518

SLM Student Loan Trust
0.000% due 10/25/2039 •	EUR	7,161	8,186
0.215% due 01/26/2026 ~		$51	51
1.625% due 04/25/2023 •		11,184	11,254

SMB Private Education Loan Trust
0.936% due 09/15/2054		5,056	5,124

SoFi Alternative Trust
1.170% due 02/15/2046		439,169	436,476
2.550% due 02/15/2046		51,395	50,331
2.911% due 02/15/2046 «(a)		950	57,000
4.760% due 05/16/2050 ~		155,224	165,106
5.105% due 06/15/2050 ~		271,676	291,543

SoFi Professional Loan Program LLC
1.036% due 01/25/2039 •		622	625
3.020% due 02/25/2040		5,842	6,018

Soundview Home Loan Trust
0.196% due 01/25/2037 •		221	192
0.196% due 02/25/2037 •		205	74
0.236% due 07/25/2036 •		25,247	25,087
0.236% due 03/25/2037 •		15,817	15,464
0.236% due 06/25/2037		3,564	3,036
0.246% due 10/25/2036 •		1,430	1,430
0.246% due 01/25/2037 •		40,271	35,248
0.256% due 06/25/2036 •		3,889	3,889
0.256% due 11/25/2036 •		67,959	28,614
0.286% due 01/25/2037 •		189	188
0.286% due 06/25/2037 •		154,188	133,716
0.296% due 06/25/2037 •		7,884	6,759
0.326% due 07/25/2036 •		9,800	9,355
0.326% due 01/25/2037 •		17,526	15,494
0.336% due 10/25/2036 •		32,578	32,396
0.366% due 06/25/2037		3,140	2,712
0.386% due 01/25/2037		11,976	11,565
0.456% due 02/25/2037 •		21,839	8,493
0.491% due 12/25/2036 •		11,000	10,847
0.546% due 06/25/2036 •		9,116	9,007
0.551% due 02/25/2036 •		14,610	14,341
0.586% due 11/25/2036 •		335	325
0.641% due 03/25/2036 •		14,893	14,593
0.786% due 12/25/2035 •		9,905	9,890
0.836% due 06/25/2035 •		17,750	17,472
0.851% due 08/25/2035 •		6,717	6,722
0.911% due 06/25/2035 •		124	137
0.941% due 01/25/2035 •		126	122
1.061% due 11/25/2035 •		3,946	3,936
1.386% due 11/25/2033 •		217	217

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	71

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Specialty Underwriting & Residential Finance Trust
0.226% due 11/25/2037	$7,292	$6,592
0.356% due 04/25/2037 •	3,048	2,498
0.366% due 09/25/2037	10,904	10,469
0.386% due 06/25/2037	1,878	1,384
0.566% due 09/25/2037 •	17,206	9,021
0.586% due 06/25/2037 •	4,062	2,689
1.256% due 12/25/2035 •	3,021	3,016

Sprite Ltd.
4.250% due 12/15/2037	41,074	40,868

Starwood Commercial Mortgage Trust
1.244% due 07/15/2038 •	47,190	47,221
1.564% due 07/15/2038 •	25,170	25,201
1.764% due 07/15/2038 •	10,070	10,080
2.114% due 07/15/2038 •	13,000	13,016
2.514% due 07/15/2038 •	12,125	12,140
2.864% due 07/15/2038 •	2,500	2,497

Streeterville ABS CDO Ltd.
0.468% due 11/03/2040 •	39,864	25,912

Structured Asset Investment Loan Trust
0.216% due 07/25/2036 •	36,849	30,668
0.226% due 06/25/2036 •	18,939	18,432
0.236% due 07/25/2036 •	3,325	3,289
0.259% due 07/25/2036 •	40,471	29,349
0.686% due 01/25/2036 •	492	492
0.706% due 01/25/2036 •	42,016	41,516
0.786% due 04/25/2033 •	152	151
0.806% due 04/25/2035 •	1,708	1,710
0.806% due 07/25/2035 •	15,774	15,786
0.806% due 10/25/2035 •	38,755	38,540
0.821% due 03/25/2035 •	2,408	2,407
0.821% due 09/25/2035 •	5,685	5,479
0.836% due 07/25/2035 •	2,283	2,276
0.851% due 08/25/2035 •	27,385	27,305
0.866% due 07/25/2035 •	2,903	2,907
0.986% due 04/25/2035 •	12,640	12,540
1.036% due 07/25/2033 •	1,205	1,192
1.036% due 08/25/2033 •	3,543	3,537
1.061% due 09/25/2034 •	76	76
1.061% due 01/25/2035 •	1,000	989
1.061% due 05/25/2035 •	4,004	3,950
1.136% due 09/25/2034 •	397	390
1.211% due 07/25/2033 •	23	23
1.326% due 09/25/2034 •	21	21
1.361% due 11/25/2034 •	5,203	5,252
1.586% due 11/25/2034 •	5,495	5,549
1.811% due 10/25/2034 •	185	186
1.811% due 11/25/2034 •	1,948	1,986
2.411% due 11/25/2034 •	96	102
2.711% due 07/25/2033 •	27	29
2.711% due 08/25/2033 •	1	1
2.861% due 10/25/2033 •	171	174
3.086% due 06/25/2033 •	83	88
3.086% due 11/25/2034 •	2,222	2,298
3.236% due 08/25/2033 •	1,046	1,096

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp.
0.791% due 02/25/2035 •	$2,095	$2,087
0.836% due 02/25/2035 •	442	425
1.211% due 02/25/2035 •	9,991	10,024

Structured Asset Securities Corp. Mortgage Loan Trust
0.216% due 05/25/2036 •	15,038	14,873
0.221% due 07/25/2036 •	17,096	16,955
0.226% due 08/25/2046 •	26,160	25,389
0.236% due 09/25/2036 •	4,682	4,582
0.246% due 03/25/2036 •	15,548	15,133
0.246% due 04/25/2036 •	14,622	14,449
0.246% due 01/25/2037 •	16,383	16,158
0.256% due 06/25/2037 •	1,010	1,009
0.266% due 03/25/2037 •	4,424	2,765
0.306% due 10/25/2037 •	42,798	32,925
0.316% due 01/25/2037 •	43,237	31,750
0.316% due 05/25/2047 •	3,124	3,074
0.326% due 01/25/2037 •	2,062	2,005
0.336% due 09/25/2036 •	11,252	11,226
0.336% due 03/25/2037 •	19,231	12,228
0.356% due 04/25/2036 •	9,229	9,079
0.376% due 07/25/2036 •	44,717	44,286
0.376% due 09/25/2036 •	62,675	60,549
0.386% due 04/25/2031 •	2,026	2,023
0.386% due 03/25/2037 •	6,622	4,262
0.396% due 05/25/2036 •	28,796	28,763
0.486% due 02/25/2037 •	3,804	3,797
0.586% due 11/25/2037 •	5,100	4,892
0.611% due 07/25/2036	813	799
0.686% due 12/25/2035 •	16,547	14,003
0.686% due 01/25/2037 •	13,630	11,155
0.706% due 12/25/2036 •	35,465	22,854
0.716% due 05/25/2035 •	18	18
0.731% due 02/25/2036 •	685	687
0.761% due 04/25/2035	921	894
0.761% due 06/25/2035 •	3,806	3,776
0.791% due 02/25/2036 •	12,034	11,975
0.881% due 02/25/2036	297	289
0.986% due 05/25/2035	447	433
1.031% due 05/25/2035	115	111
1.061% due 05/25/2035 •	3,853	3,854
1.076% due 05/25/2035	87	84
1.086% due 08/25/2037 •	5,940	6,009
1.091% due 11/25/2035 •	1,457	1,454
1.136% due 05/25/2035 •	677	652
1.136% due 08/25/2037 •	7,000	7,054
1.186% due 10/25/2037 •	61,866	38,326
1.736% due 05/25/2035	35	35
2.186% due 11/25/2035 •	3,000	3,106

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.911% due 01/25/2035	2,217	2,227
3.450% due 02/25/2032	123	115

Structured Asset Securities Corp. Trust
0.776% due 09/25/2035 •	13,522	13,406
6.728% due 05/25/2031 ~	3,684	3,532

72	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Taberna Preferred Funding Ltd.
0.521% due 02/05/2036 •	$67,872	$60,406
0.608% due 07/05/2035 •	13,561	12,205
0.608% (US0003M + 0.470%) due 07/05/2035 ~	205	184

Terwin Mortgage Trust
0.426% due 07/25/2037 •	2,744	2,686
0.706% due 04/25/2037 •	15,805	15,496
0.886% due 09/25/2036 •	11,821	6,527
2.336% due 10/25/2038 •	1,757	1,788

Towd Point Mortgage Trust
2.900% due 10/25/2059	5,284	5,486

Tralee CLO Ltd.
1.244% due 10/20/2028	234	234

Trapeza CDO Ltd.
0.405% due 11/09/2042 •	14,429	13,167
0.428% due 04/06/2042 •	14,800	13,690
0.455% due 11/09/2042 •	14,000	11,480
0.459% due 01/27/2040 •	32,017	30,016
0.488% due 04/06/2042 •	8,300	6,850
0.535% due 01/25/2035 •	5,477	5,244

Triaxx Prime CDO Ltd.
0.343% due 10/02/2039 •	5,843	403

Tropic CDO Ltd.
0.416% due 07/15/2036 •	21,445	20,265
0.446% due 07/15/2036 •	31,777	29,394

Truman Capital Mortgage Loan Trust
0.346% due 03/25/2036 •	57	57

TruPS Financials Note Securitization Ltd.
1.302% due 03/30/2039 •	194,152	182,989

U.S. Capital Funding Ltd.
0.399% due 10/10/2040 •	43,951	39,117

Upstart Securitization Trust
2.322% due 04/22/2030	3,569	3,586

Utah State Board of Regents
0.836% due 09/25/2056 •	21,548	21,575

Wachovia Mortgage Loan Trust
0.776% due 10/25/2035 •	3,208	3,136

WaMu Asset-Backed Certificates WaMu Trust
0.196% due 04/25/2037 •	47	23
0.236% due 01/25/2037 •	41,709	39,053
0.256% due 07/25/2047 •	14,427	10,797
0.311% due 05/25/2037 •	40,696	39,420
0.326% due 05/25/2037 •	23,371	22,132
0.336% due 05/25/2037 •	15,961	15,125

Washington Mutual Asset-Backed Certificates Trust
0.146% due 10/25/2036 •	140	74
0.266% due 10/25/2036 •	14,130	7,674
0.326% due 08/25/2036 •	9,330	7,631
0.386% due 05/25/2036 •	12,700	11,280

Wells Fargo Home Equity Asset-Backed Securities Trust
0.316% due 04/25/2037 •	14,895	14,688

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.376% due 07/25/2036 •		$6,700	$6,606
0.506% due 03/25/2037 •		1,311	1,267

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
1.031% due 04/25/2034 •		55	55

Total Asset-Backed Securities (Cost $18,481,140)			19,198,983

SOVEREIGN ISSUES 8.1%

Argentina Government International Bond
0.500% due 07/09/2030 þ		567,294	201,757
1.000% due 07/09/2029		36,438	14,029
1.125% due 07/09/2035 þ		550,755	177,672
1.125% due 07/09/2046 þ		15,639	5,231
2.000% due 01/09/2038 þ		113,563	44,062
2.500% due 07/09/2041 þ		326,079	119,671
15.500% due 10/17/2026	ARS	2,847,058	6,291
16.000% due 10/17/2023		123,865	412
18.200% due 10/03/2021		348,362	1,957
34.163% (BADLARPP) due 10/04/2022 ~		335,699	1,259
36.162% (BADLARPP + 2.000%) due 04/03/2022 ~		9,588,711	53,037

Autonomous City of Buenos Aires
37.411% (BADLARPP + 3.250%) due 03/29/2024 ~		3,417,764	17,020
37.907% (BADLARPP + 3.750%) due 02/22/2028 ~		1,089,226	5,139
39.149% (BADLARPP + 5.000%) due 01/23/2022 ~		2,210,755	12,432

Autonomous Community of Catalonia
6.350% due 11/30/2041	EUR	5,500	10,933

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2022 (h)	BRL	3,671,400	648,801
0.000% due 07/01/2022 (h)		5,353,100	924,718

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	73

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 10/01/2022 (h)	BRL	5,133,000	$865,008

China Development Bank
2.890% due 06/22/2025	CNY	2,275,500	351,750
3.300% due 02/01/2024		344,300	53,961
3.430% due 01/14/2027		322,000	50,552
3.680% due 02/26/2026		1,655,400	262,668
3.740% due 09/10/2025		1,960,200	311,581
4.150% due 10/26/2025		2,339,400	377,246

Colombia Government International Bond
4.000% due 02/26/2024		$18,000	18,838
8.125% due 05/21/2024		3,600	4,165

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		64,712	58,076
3.875% due 04/16/2050		143,200	163,975

Guatemala Government International Bond
5.375% due 04/24/2032		12,000	13,665
6.125% due 06/01/2050		21,400	24,717

Israel Government International Bond
3.375% due 01/15/2050		40,511	43,059
3.800% due 05/13/2060		115,235	128,130
3.875% due 07/03/2050		13,100	14,958
4.500% due 04/03/2120		48,000	60,420

Korea Development Bank
4.800% due 06/10/2023	IDR	780,100,000	54,549

Paraguay Government International Bond
4.950% due 04/28/2031		$15,000	16,976

Peru Government International Bond
5.350% due 08/12/2040	PEN	106,531	20,487
5.400% due 08/12/2034		121,111	25,308
5.940% due 02/12/2029		840,038	203,889
6.150% due 08/12/2032		479,845	111,815
6.350% due 08/12/2028		857,981	214,293
6.900% due 08/12/2037		12,016	2,786

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.950% due 08/12/2031	PEN	431,231	$108,196
8.200% due 08/12/2026		610,497	166,232

Provincia de Buenos Aires
37.896% due 04/12/2025	ARS	941,356	4,367
37.989% due 05/31/2022		411,517	2,215

Qatar Government International Bond
4.400% due 04/16/2050		$94,840	115,950
5.103% due 04/23/2048		21,900	29,107

Republic of Greece Government International Bond
4.300% due 02/24/2023 þ	EUR	5,479	6,723
4.300% due 02/24/2024 þ		10,318	13,187
4.300% due 02/24/2025 þ		5,479	7,249
4.300% due 02/24/2026 þ		11,219	15,251
4.300% due 02/24/2027 þ		14,889	20,882
4.300% due 02/24/2028 þ		10,730	15,380
4.300% due 02/24/2029 þ		7,480	10,858
4.300% due 02/24/2030 þ		16,280	23,986
4.300% due 02/24/2031 þ		7,280	10,875
4.300% due 02/24/2032 þ		6,180	9,421
4.300% due 02/24/2033 þ		5,880	9,179
4.300% due 02/24/2034 þ		46,563	73,800
4.300% due 02/24/2035 þ		9,940	15,983
4.300% due 02/24/2036 þ		19,224	31,482
4.300% due 02/24/2037 þ		6,380	10,672
4.300% due 02/24/2038 þ		6,380	10,715
4.300% due 02/24/2039 þ		8,624	14,800
4.300% due 02/24/2040 þ		6,380	10,936
4.300% due 02/24/2041 þ		7,080	12,342
4.300% due 02/24/2042 þ		6,680	11,773

Romania Government International Bond
1.750% due 07/13/2030		141,200	160,127
2.000% due 04/14/2033		56,994	63,096
2.750% due 04/14/2041		66,000	71,137
2.875% due 04/13/2042		132,000	143,117

Russia Government International Bond
0.000% (RUONIA) due 04/24/2024 ~	RUB	30,965,796	422,591

74	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.150% due 11/12/2025	RUB	34,182,840	$470,268
7.400% due 12/07/2022		2,570,000	35,432
7.600% due 07/20/2022		4,000,000	55,174
7.950% due 10/07/2026		13,227,572	187,888

Saudi Government International Bond
4.000% due 04/17/2025		$229,220	251,132
5.000% due 04/17/2049		34,442	42,979

Serbia Government International Bond
1.650% due 03/03/2033	EUR	78,100	86,164
3.125% due 05/15/2027		51,212	65,312

South Africa Government International Bond
4.850% due 09/30/2029		$60,300	62,132
5.750% due 09/30/2049		35,000	33,433
7.750% due 02/28/2023	ZAR	720,000	49,485
8.000% due 01/31/2030		525,700	32,449
8.250% due 03/31/2032		218,000	12,951
8.750% due 02/28/2048		315,200	17,247
8.875% due 02/28/2035		156,000	9,202
10.500% due 12/21/2026		16,966,700	1,265,063

Turkey Government International Bond
4.250% due 03/13/2025		$307,100	298,199
4.625% due 03/31/2025	EUR	130,000	155,504
5.250% due 03/13/2030		$258,921	239,503
5.600% due 11/14/2024		187,800	190,630
5.750% due 03/22/2024		45,600	46,732
6.350% due 08/10/2024		139,600	144,698
7.250% due 12/23/2023		177,900	189,650
7.625% due 04/26/2029		324,615	347,014

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024		25,400	27,352

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venezuela Government International Bond
6.000% due 12/09/2049 ^	$67,641	$6,595
7.000% due 03/31/2038 ^(e)	8,428	914
7.650% due 04/21/2025 ^(e)	40,703	4,376
7.750% due 04/13/2022 ^	12,195	1,280
8.250% due 10/13/2024 ^(e)	53,077	5,759
9.000% due 05/07/2023 ^(e)	23,441	2,555
9.250% due 09/15/2027 ^(e)	60,703	6,586
9.250% due 05/07/2028 ^(e)	75,546	8,235
11.750% due 10/21/2026 ^(e)	6,260	698
11.950% due 08/05/2031 ^(e)	64,700	7,085

Total Sovereign Issues (Cost $12,643,395)		11,678,598

	SHARES
COMMON STOCKS 0.1%

ENERGY 0.1%

Noble Corp. (f)(l)	4,341,809	117,489

Valaris Ltd. (f)	267,394	9,327

		126,816

HEALTH CARE 0.0%

Novasep «(f)(l)	118,800	564

NVHL S.A. ‘A’ «(f)(l)	8,220	167

NVHL S.A. ‘B’ «(f)(l)	8,220	167

NVHL S.A. ‘C’ «(f)(l)	8,220	167

NVHL S.A. ‘D’ «(f)(l)	8,220	167

NVHL S.A. ‘E’ «(f)(l)	8,220	168

NVHL S.A. ‘F’ «(f)(l)	8,220	168

NVHL S.A. ‘G’ «(f)(l)	8,220	168

NVHL S.A. ‘H’ «(f)(l)	8,220	168

NVHL S.A. ‘I’ «(f)(l)	8,220	168

NVHL S.A. ‘J’ «(f)(l)	8,220	168

		2,240

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	75

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

Noble Corp. (f)	346,843	$9,386

Voyager Aviation Holdings «(f)	5,549	0

Westmoreland Mining Holdings LLC «(f)(l)	144,947	0
		9,386

Total Common Stocks (Cost $64,813)		138,442

WARRANTS 0.1%

INDUSTRIALS 0.0%

Sequa Corp. - Exp. 04/28/2024 «	684,000	400

INFORMATION TECHNOLOGY 0.1%

Windstream Holdings LLC - Exp. 09/21/2055 «	5,118,377	122,826

Total Warrants (Cost $44,078)		123,226

PREFERRED SECURITIES 1.6%

BANKING & FINANCE 0.7%

AGFC Capital Trust
1.876% (US0003M + 1.750%) due 01/15/2067 ~	70,600,000	41,678

Banco Santander S.A.
4.375% due 01/14/2026 •(j)(k)	25,000,000	30,309

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)	5,245,000	4,725

CaixaBank S.A.
6.000% due 07/18/2022 •(j)(k)	2,600,000	3,121

Charles Schwab Corp.
4.000% due 06/01/2026 (j)	117,000,000	122,265
4.000% due 12/01/2030 •(j)	10,500,000	10,844
5.000% due 12/01/2027 •(j)	9,000,000	9,601
5.375% due 06/01/2025 •(j)	37,589,000	41,865

Encina Private Credit LLC «	24,670	0

		SHARES	MARKET VALUE (000S)

Farm Credit Bank of Texas
6.750% (US0003M + 4.010%) due 09/15/2023 ~(j)		87,500	$9,450

Nationwide Building Society
10.250% ~		1,233,257	325,691

Stichting AK Rabobank Certificaten
19.437% due 12/29/2049 þ(j)		149,292,175	249,137

Wells Fargo & Co.
3.900% due 03/15/2026 •(j)		130,130,000	134,278

			982,964

INDUSTRIALS 0.2%

General Electric Co.
3.446% (US0003M + 3.330%) due 12/15/2021 ~(j)(n)		199,992,000	196,204

Sequa Corp. (15.000% PIK)
15.000% «(d)		19,679	21,432

Voyager Aviation Holdings LLC
9.500% «		33,294	9,844

			227,480

UTILITIES 0.7%

AT&T Mobility LLC
7.000% due 10/20/2022 «(j)(l)		41,201,923	1,082,216

Total Preferred Securities (Cost $2,116,514)			2,292,660

REAL ESTATE INVESTMENT TRUSTS 0.2%

REAL ESTATE 0.2%

Uniti Group, Inc.		1,524,129	18,853

VICI Properties, Inc.		11,625,222	330,273

Total Real Estate Investment Trusts (Cost $170,003)			349,126

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (m) 0.0%
			17,087

ARGENTINA TREASURY BILLS 0.2%
21.877% due 10/29/2021 - 07/29/2022 (g)(h)(i)	ARS	47,048,639	256,204

76	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.039% due 12/09/2021 - 02/17/2022 (g)(h)(n)(r)	$2,473	$2,473

Total Short-Term Instruments (Cost $289,111)		275,764

Total Investments in Securities (Cost $151,404,784)		155,808,843

	SHARES
INVESTMENTS IN AFFILIATES 1.4%

COMMON STOCKS 0.5%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (f)	50,862,666	137,838

iHeartMedia, Inc. ‘A’ (f)	9,028,024	225,881

iHeartMedia, Inc. ‘B’ «(f)	12,214,441	275,045

		638,764

INDUSTRIALS 0.1%

Neiman Marcus Group Ltd. LLC «(f)(l)	919,864	98,784

	SHARES	MARKET VALUE (000S)

Sierra Hamilton Holder LLC «(f)(l)	15,369,768	$1

		98,785

Total Common Stocks (Cost $704,869)		737,549

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%

PIMCO Short-Term Floating NAV Portfolio III	133,272,217	1,314,331

Total Short-Term Instruments (Cost $1,314,240)		1,314,331

Total Investments in Affiliates (Cost $2,019,109)		2,051,880

Total Investments 108.9% (Cost $153,423,893)		$157,860,723

Financial Derivative Instruments (o)(q) 0.2% (Cost or Premiums, net $384,678)		351,097

Other Assets and Liabilities, net (9.1)%		(13,273,141)

Net Assets 100.0%		$144,938,679

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	77

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$1,097,551	$1,082,216	0.75%
AWAS Aviation Capital Ltd. 4.870% due 10/07/2021	10/02/2014	20,269	20,268	0.01
Britannia Property Owner LLC 5.150% due 10/09/2021	11/15/2018	47,506	46,985	0.03
Deutsche Bank AG 2.129% due 11/24/2026	11/17/2020	39,000	39,633	0.03
Deutsche Bank AG 3.035% due 05/28/2032	05/25/2021 - 06/21/2021	90,149	91,162	0.06
Fidere Gestion De Vivienda 2.500% due 08/15/2023	10/31/2018	95,492	94,115	0.06
GHH Holdings Ltd. 1.927% due 12/04/2024	10/10/2018	98,656	97,676	0.07
Hotel (PL Property) Ltd. 1.978% due 02/07/2023	07/09/2018	71,550	72,202	0.05
Isla Vista Owner LLC 4.223% due 05/09/2022	11/15/2018	53,556	53,528	0.04
Kiinteisto oy Paulon Talo 2.300% due 11/15/2021	04/18/2018	48,875	45,607	0.03
Kiinteisto oy Paulon Talo 2.350% due 11/15/2021	04/18/2018	33,607	31,359	0.02
NVHL S.A. ‘A’	03/09/2012	26	167	0.00
NVHL S.A. ‘B’	03/09/2012	26	167	0.00
NVHL S.A. ‘C’	03/09/2012	26	167	0.00
NVHL S.A. ‘D’	03/09/2012	27	167	0.00
NVHL S.A. ‘E’	03/09/2012	27	168	0.00
NVHL S.A. ‘F’	03/09/2012	27	168	0.00
NVHL S.A. ‘G’	03/09/2012	27	168	0.00
NVHL S.A. ‘H’	03/09/2012	27	168	0.00
NVHL S.A. ‘I’	03/09/2012	27	168	0.00
NVHL S.A. ‘J’	03/09/2012	27	168	0.00
Neiman Marcus Group Ltd. LLC	09/25/2020	29,624	98,784	0.07
Noble Corp.	02/05/2021 - 02/27/2021	57,604	117,489	0.08
Novasep	07/13/2021	7	564	0.00
Oracle Corp. 3.950% due 03/25/2051	03/22/2021	37,867	40,080	0.03
Oracle Corp. 4.100% due 03/25/2061	03/22/2021 - 07/08/2021	45,232	45,664	0.03
Sierra Hamilton Holder LLC	07/31/2017	3,896	1	0.00
Tawny Funding S.A. 3.250% due 03/16/2023	08/28/2018	259,932	209,594	0.14
Westmoreland Mining Holdings LLC	12/08/2014 - 03/26/2019	4,070	0	0.00

		$2,134,710	$2,188,603	1.50%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2021	10/01/2021	$17,087	U.S. Treasury Notes 1.625% due 12/15/2022	$(17,429)	$17,087	$17,087

Total Repurchase Agreements						$(17,429)	$17,087	$17,087

78	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	(0.030)%	09/21/2021	10/05/2021		$(493,125)	$(493,121)
	0.000	09/17/2021	10/01/2021		(467,284)	(467,284)
BRC	(1.150)	09/14/2021	09/10/2023	EUR	(9,557)	(11,065)
	(0.950)	09/28/2021	09/24/2023		(4,092)	(4,739)
	(0.750)	09/20/2021	09/17/2023		$(9,174)	(9,172)
	(0.750)	09/24/2021	09/23/2023		(9,164)	(9,163)
GRE	0.070	09/02/2021	10/04/2021		(308,750)	(308,767)
	0.070	09/14/2021	10/01/2021		(119,700)	(119,704)
JML	(0.070)	08/27/2021	10/25/2021		(12,160)	(12,159)
	(0.070)	09/07/2021	11/08/2021		(16,256)	(16,255)
JPS	0.070	07/14/2021	10/14/2021		(291,562)	(291,607)
	0.160	10/13/2020	10/07/2021		(309,063)	(309,547)
	0.160	02/11/2021	10/07/2021		(195,856)	(196,058)
NOM	0.070	09/23/2021	10/07/2021		(71,259)	(71,261)
NXN	0.070	09/17/2021	10/01/2021		(751,250)	(751,271)
	0.070	10/01/2021	10/15/2021		(257,500)	(257,500)
RCY	0.070	09/09/2021	10/04/2021		(520,264)	(520,286)
	0.070	09/17/2021	10/04/2021		(93,250)	(93,253)
SGY	0.000	09/22/2021	10/06/2021		(69,143)	(69,143)

Total Reverse Repurchase Agreements						$(4,011,355)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BPG	0.070%	09/22/2021	10/06/2021	$(1,952)	$(1,952)
	0.080	09/09/2021	10/07/2021	(1,476)	(1,476)
	0.080	09/10/2021	10/01/2021	(2,936)	(2,936)
	0.080	09/15/2021	10/01/2021	(7,972)	(7,972)
	0.080	09/15/2021	10/07/2021	(5,315)	(5,315)
	0.080	09/17/2021	10/07/2021	(27,629)	(27,630)
	0.080	09/22/2021	10/05/2021	(2,928)	(2,928)
	0.080	09/22/2021	10/07/2021	(7,807)	(7,807)
	0.080	09/23/2021	10/07/2021	(1,557)	(1,557)
MSC	0.070	09/22/2021	10/05/2021	(3,172)	(3,172)
UBS	0.060	08/23/2021	10/21/2021	(99,729)	(99,736)
	0.060	08/26/2021	10/21/2021	(1,289)	(1,289)
	0.060	08/27/2021	10/21/2021	(2,773)	(2,773)
	0.060	09/01/2021	10/21/2021	(4,593)	(4,594)
	0.060	09/10/2021	10/21/2021	(2,447)	(2,447)
	0.060	09/15/2021	10/21/2021	(1,196)	(1,196)
	0.060	09/22/2021	10/21/2021	(854)	(854)
	0.060	10/01/2021	10/21/2021	(5,020)	(5,020)
	0.070	08/25/2021	10/05/2021	(1,818)	(1,818)
	0.070	09/10/2021	10/05/2021	(7,706)	(7,707)
	0.070	09/15/2021	10/05/2021	(2,790)	(2,790)
	0.070	09/16/2021	11/23/2021	(3,368)	(3,368)
	0.070	09/22/2021	11/23/2021	(732)	(732)
	0.070	09/27/2021	12/08/2021	(1,285)	(1,285)
	0.070	09/28/2021	10/05/2021	(44,471)	(44,471)
	0.070	09/30/2021	10/05/2021	(2,143)	(2,143)
	0.070	09/30/2021	11/23/2021	(3,907)	(3,907)
	0.070	09/30/2021	12/08/2021	(3,151)	(3,151)
	0.070	10/01/2021	10/05/2021	(1,631)	(1,631)
	0.070	10/01/2021	11/23/2021	(9,161)	(9,161)

Total Sale-Buyback Transactions					$(262,818)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	79

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.5)%
Freddie Mac, TBA	4.000%	10/01/2051	$88,800	$(95,099)	$(95,163)
Ginnie Mae, TBA	3.000	11/01/2051	44,550	(46,531)	(46,469)
Uniform Mortgage-Backed Security, TBA	2.000	10/01/2051	311,000	(311,024)	(311,457)
Uniform Mortgage-Backed Security, TBA	2.000	11/01/2051	694,801	(698,422)	(695,480)
Uniform Mortgage-Backed Security, TBA	2.000	12/01/2051	15,499	(15,448)	(15,479)
Uniform Mortgage-Backed Security, TBA	2.500	10/01/2051	746,530	(772,800)	(769,772)
Uniform Mortgage-Backed Security, TBA	2.500	11/01/2051	300,540	(310,656)	(309,310)
Uniform Mortgage-Backed Security, TBA	2.500	12/01/2051	29,064	(29,786)	(29,842)
Uniform Mortgage-Backed Security, TBA	3.000	10/01/2036	29,800	(31,360)	(31,345)
Uniform Mortgage-Backed Security, TBA	3.500	10/01/2051	210,800	(223,043)	(223,057)
Uniform Mortgage-Backed Security, TBA	3.500	11/01/2051	15,100	(15,975)	(15,975)
Uniform Mortgage-Backed Security, TBA	4.000	10/01/2036	102,300	(108,348)	(108,442)
Uniform Mortgage-Backed Security, TBA	4.000	10/01/2051	3,986,746	(4,271,919)	(4,271,658)

Total Short Sales (4.5)%				$(6,930,411)	$(6,923,449)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(960,405)	$0	$(960,405)	$960,350	$(55)
BRC	0	(34,139)	0	(34,139)	36,168	2,029
FICC	17,087	0	0	17,087	(17,429)	(342)
GRE	0	(428,471)	0	(428,471)	426,668	(1,803)
JML	0	(28,414)	0	(28,414)	34,146	5,732
JPS	0	(797,212)	0	(797,212)	796,095	(1,117)
NOM	0	(71,261)	0	(71,261)	70,521	(740)
NXN	0	(1,008,771)	0	(1,008,771)	1,006,567	(2,204)
RCY	0	(613,539)	0	(613,539)	609,844	(3,695)
SGY	0	(69,143)	0	(69,143)	69,162	19

Master Securities Forward Transaction Agreement
BPG	0	0	(59,573)	(59,573)	57,135	(2,438)
BPS	0	0	0	0	1,970	1,970
MSC	0	0	(3,172)	(3,172)	3,012	(160)
UBS	0	0	(200,073)	(200,073)	199,275	(798)

Total Borrowings and Other Financing Transactions	$17,087	$(4,011,355)	$(262,818)

80	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(6,113)	$(4,483)	$(34,139)	$(44,735)
Preferred Securities	0	(6,046)	(11,772)	0	(17,818)
U.S. Treasury Obligations	(1,338,259)	(2,353,043)	0	0	(3,691,302)

Total	$(1,338,259)	$(2,365,202)	$(16,255)	$(34,139)	$(3,753,855)

Sale-Buyback Transactions
U.S. Treasury Obligations	(10,908)	(230,305)	(21,605)	0	(262,818)

Total	$(10,908)	$(230,305)	$(21,605)	$0	$(262,818)

Total Borrowings	$(1,349,167)	$(2,595,507)	$(37,860)	$(34,139)	$(4,016,673)

Payable for reverse repurchase agreements and sale-buyback financing transactions(4)					$(4,016,673)

(n)	Securities with an aggregate market value of $4,270,729 and cash of $459 have been pledged as collateral under the terms of the above master agreements as of September 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(8,723,861) at a weighted average interest rate of 0.078%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(7) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(257,500) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond December Futures	12/2021	16,696	$2,938,684	$(39,701)	$9,283	$(9,670)
Euro-Bund 10-Year Bond December Futures	12/2021	4	787	(12)	1	(2)
Euro-Buxl 30-Year Bond December Futures	12/2021	3	707	(21)	2	(4)

				$(39,734)	$9,286	$(9,676)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	81

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond December Futures	12/2021	11,965	$(1,223,751)	$23,193	$983	$0
U.S. Treasury 5-Year Note December Futures	12/2021	317	(38,909)	224	0	(27)
U.S. Treasury 10-Year Note December Futures	12/2021	130,698	(17,201,082)	232,121	0	(18,380)
U.S. Treasury 30-Year Bond December Futures	12/2021	18,855	(3,002,070)	83,405	0	(2,357)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	16,810	(3,211,761)	115,423	2,627	0
United Kingdom Long Gilt December Futures	12/2021	1,527	(257,494)	8,117	1,049	(185)

				$462,483	$4,659	$(20,949)

Total Futures Contracts				$422,749	$13,945	$(30,625)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
British Telecommunications PLC	(1.000)%	Quarterly	12/20/2028	1.143%	EUR 6,300	$(77)	$5	$(72)	$2	$0
Rolls-Royce PLC	(1.000)	Quarterly	12/20/2026	2.005	23,800	(1,301)	(82)	(1,383)	0	(101)
Sprint Communications, Inc.	(5.000)	Quarterly	06/20/2024	0.527	$ 2,200	(304)	33	(271)	0	0

						$(1,682)	$(44)	$(1,726)	$2	$(101)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Airbus Finance BV	1.000%	Quarterly	06/20/2028	0.673%	EUR 25,700	$567	$98	$665	$0	$(9)
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.472	$ 2,400	31	23	54	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.550	14,600	241	69	310	0	(9)
Boeing Co.	1.000	Quarterly	12/20/2021	0.362	46,700	163	(82)	81	3	0
Boeing Co.	1.000	Quarterly	12/20/2022	0.491	22,100	4	141	145	0	(1)
Boeing Co.	1.000	Quarterly	06/20/2023	0.617	111,300	386	386	772	0	(20)
Boeing Co.	1.000	Quarterly	06/20/2026	1.008	7,750	(47)	46	(1)	0	(4)
Boeing Co.	1.000	Quarterly	12/20/2026	1.067	6,100	(38)	19	(19)	0	(2)
Bombardier, Inc.	5.000	Quarterly	06/20/2024	2.205	7,800	(44)	633	589	0	(11)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	2.478	2,400	(119)	310	191	0	(1)
British Telecommunications PLC	1.000	Quarterly	06/20/2028	1.084	EUR 45,400	(261)	(15)	(276)	0	(12)
Ford Motor Co.	5.000	Quarterly	06/20/2022	0.869	$ 33,350	1,248	(196)	1,052	0	(2)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	0.921	400	47	(26)	21	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2023	1.057	6,600	516	(58)	458	0	(4)

82	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.353%	$ 72,800	$1,061	$14	$1,075	$0	$(4)
General Electric Co.	1.000	Quarterly	06/20/2026	0.696	60,700	537	338	875	0	(39)
General Electric Co.	1.000	Quarterly	12/20/2026	0.767	24,000	272	20	292	0	(5)
General Motors Co.	5.000	Quarterly	12/20/2026	0.2000	7,000	1,401	10	1,411	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	1.589	EUR 46,500	(7,365)	6,215	(1,150)	24	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.716	62,400	(6,523)	4,404	(2,119)	83	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	1.876	77,200	(6,054)	2,490	(3,564)	16	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	0.329	$ 11,600	1,094	(955)	139	0	0
Telefonica Emisiones S.A.	1.000	Quarterly	06/20/2026	0.549	EUR 4,900	68	56	124	0	(1)
Telefonica Emisiones S.A.U.	1.000	Quarterly	06/20/2028	0.834	8,600	(5)	119	114	0	(4)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.534	$ 24,500	591	1	592	1	(6)

						$(12,229)	$14,060	$1,831	$127	$(134)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-35 5-Year Index	(1.000)%	Quarterly	12/20/2025	$205,800	$(5,035)	$22	$(5,013)	$26	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$34,216	$(791)	$826	$35	$0	$(26)
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023	17,578	(612)	631	19	0	(7)
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	61,288	119	(227)	(108)	0	(27)
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	204,591	545	(898)	(353)	0	(27)
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	79,887	(3,158)	2,803	(355)	0	(16)
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025	261,700	(10,988)	430	(10,558)	20	0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026	88,100	(521)	268	(253)	17	(20)
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	285,300	(10,054)	(1,206)	(11,260)	0	(99)
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025	8,280	764	(24)	740	0	(7)
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025	13,240	1,267	(40)	1,227	0	(11)
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	5,988,100	540,350	19,985	560,335	0	(5,490)
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026	1,643,900	155,786	(712)	155,074	0	(1,849)
iTraxx Asia ex-Japan 36 5-Year Index	1.000	Quarterly	12/20/2026	123,200	733	268	1,001	205	0

					$673,440	$22,104	$695,544	$242	$(7,579)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	83

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP 845,800	$3,852	$21,541	$25,393	$3,853	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052	25,900	(52)	2,375	2,323	387	0
Receive	1-Year BRL-CDI	2.840	Maturity	01/03/2022	BRL 349,020	0	903	903	1	0
Receive	1-Year BRL-CDI	2.848	Maturity	01/03/2022	287,300	0	740	740	1	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022	1,442,780	0	3,683	3,683	4	0
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022	1,458,300	(2)	3,792	3,790	4	0
Receive	1-Year BRL-CDI	2.865	Maturity	01/03/2022	522,000	0	1,327	1,327	1	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022	221,500	0	560	560	1	0
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022	943,300	0	2,406	2,406	3	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022	852,200	0	2,134	2,134	2	0
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022	180,490	0	451	451	1	0
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022	264,200	0	660	660	1	0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022	2,163,700	(3,206)	5,594	2,388	5	0
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022	2,059,000	(2,791)	144	(2,647)	0	(5)
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022	2,123,300	(2,714)	142	(2,572)	0	(5)
Pay	1-Year BRL-CDI	4.900	Maturity	01/03/2022	67,927,000	2,683	(48,031)	(45,348)	0	(165)
Pay	1-Year BRL-CDI	5.830	Maturity	01/02/2023	1,691,200	36	2,188	2,224	0	(227)
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023	1,313,100	0	1,764	1,764	0	(177)
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023	436,900	0	626	626	0	(59)
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023	14,497,400	(44,891)	(12,311)	(57,202)	0	(2,082)
Pay	3-Month CAD-Bank Bill	2.625	Semi-Annual	03/19/2027	CAD 172,700	9,232	(1,749)	7,483	0	(52)
Pay	3-Month CAD-Bank Bill	3.000	Semi-Annual	03/19/2027	376,200	39,316	(17,075)	22,241	0	(108)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/17/2027	132,800	8,212	(772)	7,440	0	(66)
Pay	3-Month CAD-Bank Bill	3.400	Semi-Annual	06/20/2029	34,700	3,971	(530)	3,441	0	(21)
Receive(6)	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2047	14,000	920	2,216	3,136	57	0
Receive(6)	3-Month CAD-Bank Bill	1.300	Semi-Annual	06/16/2047	340,700	14,213	46,371	60,584	1,450	0
Receive	3-Month USD-LIBOR	0.240	Semi-Annual	12/18/2021	$ 170,000	(2)	(152)	(154)	0	(1)
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	03/30/2023	202,500	(99)	119	20	0	(20)
Receive	3-Month USD-LIBOR	0.350	Semi-Annual	11/05/2024	820,000	386	6,896	7,282	0	(496)
Receive(6)	3-Month USD-LIBOR	0.600	Semi-Annual	12/14/2024	3,976,455	2,282	15,033	17,315	0	(2,550)
Receive(6)	3-Month USD-LIBOR	0.700	Semi-Annual	12/14/2024	10,241,100	3,768	10,251	14,019	0	(6,566)
Receive(6)	3-Month USD-LIBOR	0.800	Semi-Annual	12/14/2024	10,221,000	(17,191)	667	(16,524)	0	(6,554)
Receive	3-Month USD-LIBOR	0.350	Semi-Annual	12/18/2024	1,460,000	13,856	1,515	15,371	0	(568)
Receive	3-Month USD-LIBOR	0.928	Semi-Annual	05/06/2026	290,050	(399)	378	(21)	0	(288)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026	10,329,500	(191,777)	(45,607)	(237,384)	9,786	0
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	12/15/2026	670,750	(10,308)	6,965	(3,343)	0	(748)
Receive	3-Month USD-LIBOR	0.450	Semi-Annual	03/30/2027	250,200	488	8,797	9,285	0	(305)
Receive	3-Month USD-LIBOR	0.550	Semi-Annual	12/18/2027	467,500	(353)	19,018	18,665	0	(665)
Receive	3-Month USD-LIBOR	1.235	Semi-Annual	05/12/2028	147,600	(301)	158	(143)	0	(205)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028	4,543,974	(253,413)	21,619	(231,794)	5,814	0
Receive	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028	114,500	0	(589)	(589)	0	(166)
Receive	3-Month USD-LIBOR	1.410	Semi-Annual	08/24/2028	473,000	0	(3,398)	(3,398)	0	(688)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2028	144,696	0	(638)	(638)	0	(210)
Pay	3-Month USD-LIBOR	1.265	Semi-Annual	09/28/2028	226,300	(450)	(567)	(1,017)	326	0
Pay(6)	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028	942,296	17,149	(10,188)	6,961	1,396	0
Receive	3-Month USD-LIBOR	0.650	Semi-Annual	07/15/2030	1,390,000	7,209	88,367	95,576	0	(2,978)
Receive	3-Month USD-LIBOR	0.711	Semi-Annual	07/28/2030	129,300	(944)	9,243	8,299	0	(281)
Receive	3-Month USD-LIBOR	0.678	Semi-Annual	07/29/2030	122,100	(881)	9,063	8,182	0	(264)
Receive	3-Month USD-LIBOR	0.674	Semi-Annual	08/05/2030	119,100	(893)	8,967	8,074	0	(258)
Receive	3-Month USD-LIBOR	0.685	Semi-Annual	09/24/2030	150,000	0	10,408	10,408	0	(323)
Receive	3-Month USD-LIBOR	0.725	Semi-Annual	09/25/2030	150,000	0	9,904	9,904	0	(324)
Receive	3-Month USD-LIBOR	0.610	Semi-Annual	10/01/2030	150,000	12,469	(1,446)	11,023	0	(324)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030	219,500	709	8,473	9,182	0	(496)
Receive	3-Month USD-LIBOR	0.700	Semi-Annual	12/18/2030	757,500	2,995	48,524	51,519	0	(1,657)
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031	177,700	0	5,022	5,022	0	(432)
Pay	3-Month USD-LIBOR	1.380	Semi-Annual	04/12/2031	888,400	(5,418)	(1,005)	(6,423)	2,197	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	05/10/2031	249,975	0	5,283	5,283	0	(617)
Pay	3-Month USD-LIBOR	1.450	Semi-Annual	05/10/2031	999,900	(78)	(1,962)	(2,040)	2,505	0

84	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	1.300%	Semi-Annual	05/11/2031	$ 156,000	$0	$2,558	$2,558	$0	$(387)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	05/11/2031	1,000,000	4,671	(1,980)	2,691	2,516	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	05/12/2031	1,000,000	4,663	(1,995)	2,668	2,512	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	7,602,290	(721,581)	184,042	(537,539)	17,630	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031	243,400	10,842	5,813	16,655	0	(592)
Receive	3-Month USD-LIBOR	1.470	Semi-Annual	07/15/2031	235,600	(1,048)	1,973	925	0	(601)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	07/19/2031	118,500	(270)	1,893	1,623	0	(301)
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	07/20/2031	178,300	190	2,428	2,618	0	(454)
Receive	3-Month USD-LIBOR	1.405	Semi-Annual	09/07/2031	288,000	(1,411)	5,159	3,748	0	(722)
Receive(6)	3-Month USD-LIBOR	1.900	Semi-Annual	05/18/2032	5,207,200	(42,978)	(75,071)	(118,049)	0	(14,872)
Receive	3-Month USD-LIBOR	0.900	Semi-Annual	03/12/2050	1,085,000	8,587	231,114	239,701	0	(1,625)
Receive	3-Month USD-LIBOR	0.950	Semi-Annual	12/11/2050	1,343,300	6,009	277,502	283,511	0	(1,976)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	03/30/2051	3,900	845	(215)	630	0	(11)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	04/07/2051	66,100	9,691	(4,176)	5,515	0	(197)
Pay	3-Month USD-LIBOR	1.650	Semi-Annual	04/08/2051	275,500	0	(9,589)	(9,589)	851	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051	3,516,800	628,180	(153,936)	474,244	0	(9,832)
Receive	3-Month USD-LIBOR	1.785	Semi-Annual	08/12/2051	148,100	(3,068)	5,177	2,109	0	(373)
Receive	3-Month ZAR-JIBAR	6.547	Quarterly	03/18/2023	ZAR 734,000	0	(1,427)	(1,427)	0	(9)
Pay	3-Month ZAR-JIBAR	5.015	Quarterly	12/10/2025	1,000,000	0	(2,203)	(2,203)	21	0
Pay	3-Month ZAR-JIBAR	5.005	Quarterly	12/11/2025	670,000	0	(1,501)	(1,501)	15	0
Pay	3-Month ZAR-JIBAR	4.990	Quarterly	12/14/2025	670,000	0	(1,538)	(1,538)	14	0
Pay	3-Month ZAR-JIBAR	4.925	Quarterly	12/15/2025	1,060,000	0	(2,609)	(2,609)	22	0
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	12/17/2025	1,829,750	4	(4,888)	(4,884)	39	0
Pay	3-Month ZAR-JIBAR	4.850	Quarterly	01/07/2026	2,769,800	(81)	(7,121)	(7,202)	54	0
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	01/11/2026	8,604,900	(353)	(22,347)	(22,700)	171	0
Pay	3-Month ZAR-JIBAR	4.950	Quarterly	01/27/2026	850,000	0	(2,091)	(2,091)	17	0
Pay	3-Month ZAR-JIBAR	4.915	Quarterly	02/01/2026	3,123,900	(473)	(7,627)	(8,100)	61	0
Pay	3-Month ZAR-JIBAR	5.065	Quarterly	02/09/2026	6,333,500	(775)	(13,402)	(14,177)	129	0
Pay	3-Month ZAR-JIBAR	5.020	Quarterly	02/11/2026	1,083,600	0	(2,567)	(2,567)	22	0
Receive	3-Month ZAR-JIBAR	5.970	Quarterly	03/10/2026	204,100	0	7	7	0	(5)
Receive	3-Month ZAR-JIBAR	6.845	Quarterly	03/18/2026	6,030,000	(1,075)	(12,274)	(13,349)	0	(167)
Pay	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027	625,500	(1)	3,823	3,822	24	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028	327,300	(1)	1,141	1,140	1	0
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	03/15/2023	AUD 3,175,400	195,330	(63,732)	131,598	464	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2023	397,900	28,677	(11,110)	17,567	60	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	12/11/2023	462,900	35,562	(2,763)	32,799	0	(6)
Pay	6-Month AUD-BBR-BBSW	3.250	Semi-Annual	12/17/2024	1,180,600	34,052	45,714	79,766	0	(81)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	755,720	32,046	29,103	61,149	0	(116)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	26,340	(126)	1,873	1,747	0	(3)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027	1,525,200	9,736	104,412	114,148	0	(371)
Receive	6-Month EUR-EURIBOR	0.330	Annual	03/18/2022	EUR 16,625,500	(36,276)	49,777	13,501	0	(103)
Receive	6-Month EUR-EURIBOR	0.300	Annual	06/17/2022	3,407,305	841	(9,557)	(8,716)	0	(141)
Receive	6-Month EUR-EURIBOR	0.453	Annual	12/29/2023	38,900	0	102	102	0	(3)
Receive	6-Month EUR-EURIBOR	0.425	Annual	06/28/2024	38,100	0	61	61	0	(5)
Receive	6-Month EUR-EURIBOR	0.395	Annual	12/30/2024	16,600	0	61	61	0	(2)
Receive	6-Month EUR-EURIBOR	0.260	Annual	03/18/2025	4,777,800	949	(3,527)	(2,578)	0	(797)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2025	875,000	54	(6,438)	(6,384)	0	(146)
Receive	6-Month EUR-EURIBOR	0.363	Annual	06/30/2025	32,000	0	95	95	0	(5)
Receive	6-Month EUR-EURIBOR	0.135	Annual	07/24/2025	375,000	0	(2,739)	(2,739)	0	(66)
Receive	6-Month EUR-EURIBOR	0.155	Annual	07/27/2025	600,000	0	(3,806)	(3,806)	0	(106)
Receive	6-Month EUR-EURIBOR	0.230	Annual	07/29/2025	300,000	0	(844)	(844)	0	(53)
Receive	6-Month EUR-EURIBOR	0.329	Annual	12/30/2025	20,500	0	98	98	0	(4)
Receive	6-Month EUR-EURIBOR	0.294	Annual	06/30/2026	9,900	0	43	43	0	(2)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/18/2029	2,002,390	161,788	(36,521)	125,267	285	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	5,832,300	(10,230)	373,514	363,284	824	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	03/04/2029	4,913,200	24,293	280,188	304,481	699	0
Pay	6-Month EUR-EURIBOR	0.050	Annual	02/05/2030	1,778,300	(1,949)	(15,887)	(17,836)	51	0
Pay	6-Month EUR-EURIBOR	0.050	Annual	02/13/2030	889,000	8,768	(17,918)	(9,150)	27	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	279,900	311	5,905	6,216	0	(8)
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	451,200	(19,829)	15,708	(4,121)	2	0
Receive	6-Month EUR-EURIBOR	0.040	Annual	07/30/2030	120,000	0	494	494	1	0
Receive	6-Month EUR-EURIBOR	0.040	Annual	07/31/2030	120,000	0	496	496	1	0
Receive	6-Month EUR-EURIBOR	0.030	Annual	08/03/2030	120,000	0	646	646	1	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	85

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	6-Month EUR-EURIBOR	0.010%	Annual	08/04/2030	EUR 120,000	$0	$901	$901	$1	$0
Receive	6-Month EUR-EURIBOR	0.010	Annual	08/05/2030	120,000	0	902	902	1	0
Receive	6-Month EUR-EURIBOR	0.060	Annual	08/07/2030	120,000	0	281	281	1	0
Receive	6-Month EUR-EURIBOR	0.010	Annual	08/13/2030	120,000	0	936	936	1	0
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032	2,080,300	(40,940)	35,321	(5,619)	224	0
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050	87,300	8,105	(14,859)	(6,754)	0	(262)
Receive	6-Month EUR-EURIBOR	0.250	Annual	06/17/2050	626,000	(58,467)	106,427	47,960	1,907	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050	2,557,071	10,675	(21,703)	(11,028)	8,002	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	09/20/2026	JPY 155,370,000	(15,085)	17,173	2,088	0	(335)
Receive	6-Month JPY-LIBOR	0.020	Semi-Annual	09/20/2028	275,310,000	1,870	11,505	13,375	0	(1,621)
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	03/15/2029	1,037,000,000	10,946	34,151	45,097	0	(6,980)
Pay	28-Day MXN-TIIE	4.375	Lunar	10/21/2021	MXN 4,300,000	0	(62)	(62)	0	(2)
Pay	28-Day MXN-TIIE	4.440	Lunar	11/03/2021	2,140,000	0	(53)	(53)	1	0
Pay	28-Day MXN-TIIE	4.345	Lunar	11/08/2021	2,100,000	0	(70)	(70)	1	0
Pay	28-Day MXN-TIIE	4.350	Lunar	11/08/2021	2,080,000	0	(69)	(69)	1	0
Receive	28-Day MXN-TIIE	4.278	Lunar	12/09/2021	855,000	0	62	62	0	(2)
Receive	28-Day MXN-TIIE	4.305	Lunar	12/09/2021	800,000	0	55	55	0	(2)
Receive	28-Day MXN-TIIE	4.310	Lunar	12/09/2021	3,405,000	201	33	234	0	(9)
Pay	28-Day MXN-TIIE	4.340	Lunar	12/09/2021	1,000,000	0	(65)	(65)	3	0
Receive	28-Day MXN-TIIE	4.378	Lunar	12/09/2021	2,400,000	0	147	147	0	(7)
Receive	28-Day MXN-TIIE	4.390	Lunar	12/09/2021	1,620,000	0	97	97	0	(5)
Receive	28-Day MXN-TIIE	4.430	Lunar	12/09/2021	1,600,000	0	89	89	0	(5)
Pay	28-Day MXN-TIIE	4.440	Lunar	12/09/2021	1,000,000	0	(54)	(54)	3	0
Receive	28-Day MXN-TIIE	4.505	Lunar	12/09/2021	785,000	0	37	37	0	(2)
Pay	28-Day MXN-TIIE	8.300	Lunar	02/10/2022	11,800,000	0	6,879	6,879	201	0
Receive	28-Day MXN-TIIE	6.580	Lunar	03/16/2022	6,000,000	0	(1,677)	(1,677)	0	(114)
Receive	28-Day MXN-TIIE	6.610	Lunar	03/16/2022	8,130,000	0	(2,327)	(2,327)	0	(155)
Receive	28-Day MXN-TIIE	6.620	Lunar	03/16/2022	2,960,000	0	(854)	(854)	0	(56)
Receive	28-Day MXN-TIIE	6.660	Lunar	03/16/2022	1,000,000	0	(297)	(297)	0	(19)
Pay	28-Day MXN-TIIE	6.150	Lunar	03/23/2022	1,600,000	0	360	360	32	0
Receive	28-Day MXN-TIIE	4.650	Lunar	05/10/2022	14,473,400	203	3,489	3,692	0	(302)
Receive	28-Day MXN-TIIE	4.825	Lunar	05/27/2022	1,476,400	0	344	344	0	(33)
Receive	28-Day MXN-TIIE	4.740	Lunar	06/03/2022	3,655,300	0	1,006	1,006	0	(82)
Pay	28-Day MXN-TIIE	4.355	Lunar	06/09/2022	533,000	0	(221)	(221)	12	0
Pay	28-Day MXN-TIIE	4.400	Lunar	06/09/2022	650,000	0	(260)	(260)	14	0
Receive	28-Day MXN-TIIE	4.580	Lunar	06/10/2022	3,754,900	0	1,309	1,309	0	(85)
Receive	28-Day MXN-TIIE	4.500	Lunar	06/22/2022	1,750,000	10	694	704	0	(42)
Receive	28-Day MXN-TIIE	4.558	Lunar	06/23/2022	570,000	0	218	218	0	(14)
Receive	28-Day MXN-TIIE	4.410	Lunar	06/29/2022	1,200,000	0	540	540	0	(29)
Pay	28-Day MXN-TIIE	4.490	Lunar	10/12/2022	600,000	0	(417)	(417)	17	0
Pay	28-Day MXN-TIIE	4.460	Lunar	10/13/2022	550,000	0	(391)	(391)	16	0
Pay	28-Day MXN-TIIE	4.555	Lunar	11/01/2022	575,000	0	(412)	(412)	17	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022	538,600	0	593	593	19	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022	936,700	0	1,107	1,107	33	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023	1,673,100	(345)	2,267	1,922	59	0
Pay	28-Day MXN-TIIE	8.185	Lunar	02/10/2023	44,600,000	78,517	(17,230)	61,287	1,583	0
Receive	28-Day MXN-TIIE	6.475	Lunar	02/20/2023	2,060,000	0	(607)	(607)	0	(68)
Pay	28-Day MXN-TIIE	4.470	Lunar	02/27/2023	2,040,000	0	(2,258)	(2,258)	63	0
Pay	28-Day MXN-TIIE	4.520	Lunar	02/27/2023	4,080,000	0	(4,375)	(4,375)	126	0
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023	19,244,300	556	(20,796)	(20,240)	593	0
Pay	28-Day MXN-TIIE	4.560	Lunar	02/27/2023	2,002,100	0	(2,092)	(2,092)	62	0
Pay	28-Day MXN-TIIE	4.565	Lunar	02/27/2023	2,040,000	0	(2,124)	(2,124)	63	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023	12,503,000	(47)	(13,673)	(13,720)	383	0
Receive	28-Day MXN-TIIE	4.430	Lunar	03/09/2023	940,000	0	1,092	1,092	0	(28)
Pay	28-Day MXN-TIIE	4.500	Lunar	03/09/2023	4,065,000	0	(4,527)	(4,527)	123	0
Pay	28-Day MXN-TIIE	4.600	Lunar	03/09/2023	547,000	0	(572)	(572)	17	0
Receive	28-Day MXN-TIIE	6.413	Lunar	03/09/2023	1,670,000	0	(336)	(336)	0	(55)
Receive	28-Day MXN-TIIE	6.420	Lunar	03/15/2023	5,235,000	0	(991)	(991)	0	(171)
Receive	28-Day MXN-TIIE	6.441	Lunar	03/15/2023	4,830,000	0	(985)	(985)	0	(158)
Receive	28-Day MXN-TIIE	6.498	Lunar	03/15/2023	2,000,000	0	(486)	(486)	0	(66)
Receive	28-Day MXN-TIIE	6.520	Lunar	03/15/2023	1,400,000	0	(361)	(361)	0	(46)
Receive	28-Day MXN-TIIE	6.543	Lunar	03/15/2023	3,400,000	0	(929)	(929)	0	(112)
Receive	28-Day MXN-TIIE	6.562	Lunar	03/15/2023	4,485,000	0	(1,287)	(1,287)	0	(147)

86	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	28-Day MXN-TIIE	6.590%	Lunar	03/15/2023	MXN 2,060,000	$0	$(630)	$(630)	$0	$(68)
Receive	28-Day MXN-TIIE	6.595	Lunar	03/15/2023	3,010,000	0	(931)	(931)	0	(99)
Pay	28-Day MXN-TIIE	6.960	Lunar	03/17/2023	4,350,000	0	2,773	2,773	146	0
Pay	28-Day MXN-TIIE	6.270	Lunar	03/21/2023	1,000,000	0	126	126	33	0
Pay	28-Day MXN-TIIE	6.360	Lunar	03/22/2023	100,000	0	19	19	3	0
Pay	28-Day MXN-TIIE	6.280	Lunar	03/23/2023	3,335,000	0	425	425	110	0
Pay	28-Day MXN-TIIE	6.022	Lunar	03/24/2023	5,800,000	9,382	(9,742)	(360)	190	0
Pay	28-Day MXN-TIIE	5.930	Lunar	03/27/2023	1,915,000	0	(263)	(263)	62	0
Pay	28-Day MXN-TIIE	5.860	Lunar	03/29/2023	950,000	0	(184)	(184)	31	0
Pay	28-Day MXN-TIIE	5.730	Lunar	04/03/2023	1,320,000	0	(400)	(400)	42	0
Pay	28-Day MXN-TIIE	5.790	Lunar	04/04/2023	1,350,000	0	(354)	(354)	43	0
Pay	28-Day MXN-TIIE	4.660	Lunar	10/11/2023	755,000	0	(1,244)	(1,244)	27	0
Receive	28-Day MXN-TIIE	4.565	Lunar	12/07/2023	355,000	0	682	682	0	(14)
Receive	28-Day MXN-TIIE	4.570	Lunar	12/07/2023	350,000	0	671	671	0	(13)
Receive	28-Day MXN-TIIE	6.380	Lunar	02/15/2024	1,320,000	0	235	235	0	(53)
Receive	28-Day MXN-TIIE	6.405	Lunar	02/16/2024	2,640,000	(6,398)	6,641	243	0	(107)
Receive	28-Day MXN-TIIE	6.410	Lunar	02/16/2024	2,100,000	0	181	181	0	(85)
Pay	28-Day MXN-TIIE	7.170	Lunar	03/15/2024	4,450,000	16,135	(12,761)	3,374	184	0
Pay	28-Day MXN-TIIE	6.620	Lunar	03/19/2024	1,450,000	0	157	157	59	0
Pay	28-Day MXN-TIIE	6.670	Lunar	03/20/2024	1,600,000	0	260	260	66	0
Pay	28-Day MXN-TIIE	6.011	Lunar	04/01/2024	3,000,000	0	(1,924)	(1,924)	119	0
Receive	28-Day MXN-TIIE	4.720	Lunar	07/31/2024	2,460,000	0	6,187	6,187	0	(90)
Pay	28-Day MXN-TIIE	4.805	Lunar	09/05/2024	590,000	0	(1,484)	(1,484)	23	0
Receive	28-Day MXN-TIIE	6.377	Lunar	09/05/2024	1,180,000	0	472	472	0	(49)
Pay	28-Day MXN-TIIE	6.660	Lunar	09/05/2024	700,000	0	(14)	(14)	30	0
Pay	28-Day MXN-TIIE	6.730	Lunar	09/05/2024	1,870,000	0	139	139	79	0
Pay	28-Day MXN-TIIE	4.865	Lunar	10/09/2024	580,000	0	(1,470)	(1,470)	24	0
Pay	28-Day MXN-TIIE	4.840	Lunar	10/14/2024	1,140,000	0	(2,947)	(2,947)	47	0
Receive	28-Day MXN-TIIE	4.715	Lunar	12/05/2024	555,000	0	1,619	1,619	0	(25)
Pay	28-Day MXN-TIIE	8.240	Lunar	02/10/2025	6,500,000	20,410	(6,493)	13,917	374	0
Receive	28-Day MXN-TIIE	6.388	Lunar	02/12/2025	1,070,000	0	675	675	0	(58)
Receive	28-Day MXN-TIIE	6.393	Lunar	02/12/2025	1,070,000	0	667	667	0	(58)
Receive	28-Day MXN-TIIE	6.395	Lunar	02/12/2025	1,075,000	0	667	667	0	(58)
Receive	28-Day MXN-TIIE	6.408	Lunar	02/12/2025	1,530,000	0	920	920	0	(83)
Receive	28-Day MXN-TIIE	6.623	Lunar	03/12/2025	1,750,000	0	540	540	0	(99)
Pay	28-Day MXN-TIIE	5.120	Lunar	05/06/2025	1,861,100	(125)	(4,973)	(5,098)	107	0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/23/2025	628,900	0	(1,585)	(1,585)	37	0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/30/2025	1,560,100	0	(3,966)	(3,966)	92	0
Pay	28-Day MXN-TIIE	5.160	Lunar	06/06/2025	1,604,600	0	(4,400)	(4,400)	95	0
Pay	28-Day MXN-TIIE	5.065	Lunar	10/08/2025	470,000	0	(1,521)	(1,521)	29	0
Pay	28-Day MXN-TIIE	8.410	Lunar	02/05/2026	8,240,000	41,729	(19,532)	22,197	522	0
Pay	28-Day MXN-TIIE	8.375	Lunar	02/08/2027	20,000,000	175,541	(119,424)	56,117	1,042	0
Pay	28-Day MXN-TIIE	5.535	Lunar	05/04/2027	3,177,000	897	(12,592)	(11,695)	148	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027	1,364,100	(13)	(2,695)	(2,708)	0	(90)
Receive	28-Day MXN-TIIE	6.500	Lunar	12/21/2027	8,700,000	(34,161)	48,916	14,755	0	(541)
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027	25,700	0	(53)	(53)	0	(2)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027	622,900	0	(975)	(975)	0	(42)
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027	31,300	0	(57)	(57)	0	(2)
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028	799,900	6	(1,705)	(1,699)	0	(55)
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028	606,400	154	(1,473)	(1,319)	0	(42)
Pay	28-Day MXN-TIIE	8.780	Lunar	01/30/2034	1,750,000	0	8,343	8,343	173	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037	64,600	255	(127)	128	0	(6)
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038	1,486,300	(13,284)	11,259	(2,025)	0	(159)
Receive	UKRPI	4.000	Maturity	09/15/2031	GBP 105,100	(89)	(343)	(432)	0	(343)
Pay	UKRPI	4.055	Maturity	09/15/2031	97,100	400	323	723	399	(78)
Pay	UKRPI	4.066	Maturity	09/15/2031	188,200	(2,313)	4,078	1,765	2,145	0

						$176,872	$1,367,096	$1,543,968	$74,369	$(78,426)

Total Swap Agreements						$831,366	$1,403,238	$2,234,604	$74,766	$(86,240)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	87

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$13,945	$74,766	$88,711	$0	$(30,625)	$(86,296)	$(116,921)

(p)

Securities with an aggregate market value of $3,189,102 and cash of $33,713 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(56) for closed swap agreements is outstanding at period end.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2021	AUD	9,557	$	6,935	$26	$0
	10/2021	CHF	47,952		52,310	857	0
	10/2021	DKK	50,590		7,961	81	0
	10/2021	EUR	409,557		483,629	9,219	0
	10/2021	MXN	3,019,753		147,748	1,478	0

88	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2021	$		8,471		AUD	11,682	$0	$(26)
	10/2021			51,623		CHF	47,952	0	(170)
	10/2021			96,037		CNH	621,897	298	0
	10/2021			5,746		EUR	4,881	0	(93)
	10/2021			1,595		GBP	1,154	0	(40)
	10/2021			61,683		PEN	246,584	22	(2,083)
	10/2021			43,634		RUB	3,289,943	1,449	0
	10/2021		ZAR	3,197,758	$		219,017	6,665	0
	11/2021		AUD	11,682			8,472	26	0
	11/2021		CHF	47,952			51,660	171	0
	11/2021		EUR	776,242			899,925	277	0
	11/2021	$		27,030		RUB	2,023,989	569	0
	12/2021			109		HKD	846	0	0
	12/2021			253,282		INR	18,824,520	0	(1,719)
	12/2021			146,487		MXN	3,019,753	0	(1,463)
	12/2021			146,820		RUB	10,950,855	1,690	0
	02/2022			5,933		ZAR	91,133	5	0
	02/2022		ZAR	83,192	$		5,187	0	(229)
	04/2022		PEN	95,000			22,709	0	(32)
	04/2022	$		7,961		DKK	50,399	0	(81)
	06/2022		PEN	8,251	$		1,976	18	0
BPS	10/2021		BRL	4,286,395			788,027	919	0
	10/2021	$		807,706		BRL	4,286,395	10	(20,608)
	10/2021			68,668		CNH	444,910	251	0
	10/2021			69,966		EUR	59,111	0	(1,495)
	10/2021			26,410		GBP	19,215	0	(519)
	10/2021			3,980		JPY	441,600	0	(12)
	10/2021			522,652		MXN	10,575,823	0	(10,939)
	11/2021		PEN	125,564	$		30,780	432	0
	11/2021	$		574,625		MXN	11,633,411	0	(14,204)
	11/2021			5,976		PEN	24,411	0	(76)
	12/2021			30,743		IDR	442,408,961	0	(98)
	12/2021			26,865		ZAR	385,460	0	(1,511)
	02/2022			94,486			1,504,478	3,547	0
	04/2022		BRL	1,535,200	$		277,195	5,274	0
	04/2022	$		70,988		INR	5,590,957	2,462	0
	07/2022		BRL	486,700	$		84,838	441	0
BRC	10/2021		PEN	9,149			2,216	3	0
	10/2021	$		2,314		EUR	1,958	0	(46)
	10/2021			1,163,434		GBP	865,236	2,386	0
	10/2021			2,213		PEN	9,149	0	0
	10/2021			31,746		RUB	2,365,106	664	0
	11/2021		GBP	865,236	$		1,163,484	0	(2,379)
	11/2021	$		246,971		MXN	5,066,558	0	(3,091)
	11/2021			94,794		RUB	7,077,117	1,708	0
	01/2022			2,205		PEN	9,149	0	(4)
	02/2022			20,721		ZAR	303,382	0	(953)
BSH	10/2021		BRL	7,844,300	$		1,437,156	268	(3,556)
	10/2021	$		1,487,648		BRL	7,844,300	0	(47,204)
	04/2022		BRL	1,105,000	$		201,606	5,883	0
	07/2022			4,397,200			790,659	28,156	0
	10/2022			4,180,800			729,341	20,034	0
CBK	10/2021		AUD	46,403			33,694	147	0
	10/2021		BRL	1,651,655			304,605	1,313	0
	10/2021		CAD	7,869			6,246	33	0
	10/2021		DKK	23,236			3,656	37	0
	10/2021		EUR	299,674			354,424	7,297	0
	10/2021		GBP	994,488			1,372,207	32,233	0
	10/2021		PEN	827,495			209,082	8,952	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	89

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2021	$		4,872		AUD	6,698	$0	$(30)
	10/2021			316,530		BRL	1,651,655	0	(13,237)
	10/2021			53,172		EUR	44,870	0	(1,197)
	10/2021			101,738		GBP	74,307	0	(1,616)
	10/2021			112,277		MXN	2,277,647	0	(2,206)
	10/2021			2,309		NZD	3,276	0	(47)
	10/2021			165,357		PEN	637,215	0	(11,236)
	11/2021		PEN	526,221	$		136,689	9,549	0
	11/2021	$		58,051		BRL	312,000	0	(1,021)
	11/2021			10,431		GBP	7,757	21	0
	11/2021			471,600		MXN	9,550,669	0	(11,413)
	11/2021			645,244		NOK	5,702,560	6,870	0
	11/2021			4,145		RUB	306,333	32	0
	12/2021		PEN	371,539	$		97,587	7,927	0
	12/2021	$		31,865		CNH	206,990	61	0
	12/2021			72,201		IDR	1,038,861,599	0	(245)
	12/2021			244,105		INR	18,716,637	6,016	0
	12/2021			97,223		RUB	7,218,695	673	0
	12/2021			38,919		ZAR	563,951	0	(1,835)
	12/2021		ZAR	1,480,955	$		100,000	2,617	0
	01/2022		PEN	282,714			70,602	2,541	0
	01/2022	$		47,948		PEN	197,688	0	(371)
	02/2022		PEN	168,849	$		40,991	451	0
	02/2022	$		43,926		PEN	179,000	0	(908)
	02/2022		ZAR	293,092	$		18,526	16	(575)
	03/2022		PEN	289,166			70,568	1,191	0
	03/2022	$		109,690		PEN	455,000	0	(719)
	04/2022			3,656		DKK	23,148	0	(37)
	04/2022			12,468		INR	979,932	405	0
	05/2022		PEN	52,017	$		12,605	203	0
	05/2022	$		1,867		PEN	7,635	0	(45)
	08/2022		PEN	61,167	$		14,668	245	0
FBF	11/2021	$		57,250		RUB	4,276,776	1,068	0
GLM	10/2021		BRL	4,112,969			769,083	13,821	0
	10/2021		EUR	2,167,882			2,565,185	54,019	0
	10/2021	$		763,875		BRL	4,112,970	0	(8,613)
	10/2021			14,261		CLP	11,137,237	0	(556)
	10/2021			28,966		CNH	187,802	125	0
	10/2021			19,621		GBP	14,233	0	(443)
	10/2021			271,723		MXN	5,515,158	0	(5,456)
	10/2021			140,184		RUB	10,564,504	4,587	0
	11/2021		EUR	2,430,450	$		2,817,606	766	0
	11/2021		GBP	5,941,409			7,983,605	0	(22,147)
	11/2021		PEN	19,900			5,309	501	0
	11/2021	$		1,105		AUD	1,536	6	0
	11/2021			765,582		BRL	4,112,970	0	(13,767)
	11/2021			739		MXN	15,018	0	(16)
	11/2021			99,746		RUB	7,438,492	1,684	0
	12/2021			31,956		CNH	207,784	93	0
	12/2021	$		259,801		IDR	3,738,283,265	0	(868)
	12/2021			97,715		RUB	7,290,095	1,150	0
	12/2021			30,014		ZAR	434,018	0	(1,475)
	12/2021		ZAR	2,617,060	$		176,985	4,867	0
	02/2022		CAD	163,830			135,701	6,357	0
	02/2022	$		30,500		ZAR	444,184	0	(1,581)
	03/2022		ZAR	392,424	$		25,624	152	0
	04/2022		DKK	4,545			710	0	(1)
	04/2022	$		244		INR	19,183	8	0
	10/2022		BRL	610,000	$		106,591	3,100	0

90	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
HUS	10/2021		GBP	3,849,691	$		5,299,927	$112,853	$0
	10/2021	$		11,695		EUR	9,917	0	(207)
	10/2021			7,892		GBP	5,731	0	(170)
	10/2021			216,642		MXN	4,389,377	0	(4,519)
	10/2021			41,465		RUB	3,121,964	1,317	0
	11/2021			15,170		MXN	305,377	0	(451)
	11/2021			10,959		RUB	818,551	203	0
	12/2021			107,071		IDR	1,541,060,509	0	(324)
	12/2021			105,699		INR	8,134,591	3,008	0
	12/2021			135,495		RUB	10,076,591	1,158	0
	12/2021			39,278		ZAR	568,576	0	(1,891)
	01/2022			51,229		CLP	40,000,000	0	(2,350)
	02/2022			7,946		ZAR	122,730	49	0
IND	10/2021		BRL	1,007,435	$		185,211	216	0
	10/2021	$		190,855		BRL	1,007,435	0	(5,860)
	02/2022			65,306		CLP	50,791,367	0	(3,418)
	02/2022			16,387		ZAR	251,908	12	0
	02/2022		ZAR	1,605,644	$		104,947	861	(538)
JPM	10/2021		BRL	4,131,000			752,826	0	(5,747)
	10/2021		CNH	71			11	0	0
	10/2021		EUR	2,110,614			2,493,612	48,783	0
	10/2021		GBP	80,461			110,712	2,299	0
	10/2021		MXN	809,581			40,032	897	0
	10/2021		PEN	31,130			7,545	15	0
	10/2021	$		2,385		AUD	3,299	0	0
	10/2021			771,672		BRL	4,131,000	160	(13,259)
	10/2021			9,712		DKK	60,397	0	(304)
	10/2021			30,587		EUR	26,117	0	(334)
	10/2021			154,111		MXN	3,133,873	0	(2,484)
	10/2021			7,529		PEN	31,130	0	0
	10/2021			2,890		RUB	211,702	11	0
	11/2021		EUR	1,236,709	$		1,434,323	1,003	0
	11/2021	$		317,106		IDR	4,556,502,584	0	(412)
	12/2021			70,593		INR	5,324,825	566	0
	01/2022			55,594		CLP	43,166,226	0	(2,846)
	01/2022			7,509		PEN	31,130	0	(17)
	02/2022		ZAR	410,187	$		27,615	910	0
	04/2022		BRL	478,200			84,625	0	(76)
	07/2022			469,200			85,384	4,021	0
	10/2022			342,200			59,061	1,004	0
MYI	10/2021			5,064,578			946,238	16,232	0
	10/2021		DKK	151,088			23,757	223	0
	10/2021		EUR	17,814			21,046	411	0
	10/2021		GBP	437,688			601,758	12,016	0
	10/2021	$		945,610		BRL	5,064,578	0	(15,605)
	10/2021			12,027		DKK	74,759	0	(382)
	10/2021			1,406		EUR	1,193	0	(24)
	10/2021			15,371		GBP	11,152	0	(344)
	10/2021			5,192		JPY	568,700	0	(82)
	11/2021		GBP	466,291	$		628,902	598	0
	11/2021	$		941,897		BRL	5,064,578	0	(16,136)
	11/2021			82,731		CLP	59,798,193	0	(9,255)
	11/2021			103,924		IDR	1,494,017,879	0	(85)
	11/2021			81,348		RUB	6,073,425	1,469	0
	04/2022		BRL	553,000	$		100,765	2,815	0
	04/2022		INR	5,496,300			69,750	0	(2,457)
	04/2022	$		23,757		DKK	150,518	0	(224)
NAB	11/2021		JPY	8,236,415	$		73,833	0	(186)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	91

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
RBC	10/2021	$		2,445		CAD	3,098	$1	$0
	11/2021		JPY	2,142,050	$		19,447	195	0
RYL	10/2021		MXN	41,597			2,033	18	0
	12/2021	$		2,016		MXN	41,597	0	(18)
	02/2022		ZAR	267,795	$		17,391	36	(95)
SCX	10/2021		AUD	15,352			11,135	36	0
	10/2021		GBP	372,135			511,642	10,228	0
	10/2021	$		1,340		CAD	1,699	2	0
	10/2021			29,100		GBP	21,236	0	(486)
	10/2021			108,823		RUB	8,083,344	1,947	0
	11/2021		GBP	668,597	$		901,710	809	0
	12/2021		PEN	28,697			7,733	806	0
	12/2021	$		37,737		CNH	245,356	107	0
	12/2021			220,651		IDR	3,169,424,500	0	(1,109)
	12/2021			273,560		INR	20,339,793	251	(1,999)
	12/2021			31,399		ZAR	449,529	0	(1,831)
	01/2022			17,255		CLP	13,617,694	0	(614)
SOG	10/2021			13,709		DKK	85,216	0	(435)
	12/2021			39,864		INR	2,959,532	0	(315)
SSB	10/2021		BRL	1,501,580	$		280,716	4,981	0
	10/2021		GBP	3,306,752			4,559,216	103,698	0
	10/2021	$		189,482		BRL	1,000,000	0	(5,852)
	10/2021			27,598		GBP	20,132	0	(472)
	11/2021			279,436		BRL	1,501,580	0	(4,960)
	02/2022			9,646		CLP	7,657,402	0	(316)
TOR	10/2021		CAD	652,154	$		514,784	0	(98)
	10/2021		JPY	10,318,715			93,744	1,029	0
	10/2021		MXN	4,322,000			212,802	3,453	0
	10/2021	$		30,542		AUD	42,147	0	(72)
	10/2021			518,497		CAD	655,226	0	(1,189)
	10/2021			9,807		JPY	1,072,000	0	(175)
	11/2021		AUD	42,147	$		30,545	72	0
	11/2021	$		514,768		CAD	652,154	95	0
	12/2021			34,349		CNH	222,646	0	(8)
	12/2021			110,466		IDR	1,588,274,886	0	(448)
	12/2021			324,712		MXN	6,546,029	0	(10,339)
	01/2022			209,587			4,322,000	0	(3,432)
	02/2022		ZAR	57,904	$		3,782	9	0
	03/2022			392,424			25,608	137	0
UAG	10/2021	$		7,848		AUD	10,839	0	(12)
	10/2021			110,310		RUB	8,312,596	3,602	0
	10/2021		ZAR	1,579,440	$		107,767	2,882	0
	11/2021		AUD	10,839			7,849	12	0
	11/2021		GBP	688,259			927,424	29	0
	11/2021		SEK	29,790			3,434	30	0
	11/2021	$		103,218		RUB	7,728,015	2,160	0
	12/2021			36,991		ZAR	536,620	0	(1,695)
	02/2022			50,697		CLP	40,000,000	0	(1,958)

Total Forward Foreign Currency Contracts								$626,158	$(342,207)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC CDX.IG-36 5-Year Index	Buy	0.700%	10/20/2021	1,487,700	$2,336	$159

92	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000%	06/13/2022	75,000	$7,800	$423
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/13/2022	75,000	7,800	16,571
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.975	06/15/2022	48,900	5,314	260
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.975	06/15/2022	48,900	5,314	11,083
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.025	06/20/2022	75,000	8,237	476
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.025	06/20/2022	75,000	8,238	16,195
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.035	06/24/2022	48,500	5,327	325
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.035	06/24/2022	48,500	5,327	10,383
MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.975	06/15/2022	48,900	5,281	260
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.975	06/15/2022	48,900	5,281	11,083

							$63,919	$67,059

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
SAL	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2051	$103.688	10/14/2021	19,000	$29	$2

Total Purchased Options					$66,284	$67,220

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000%	10/20/2021	42,300	$(190)	$(14)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	49,200	(234)	(63)
	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	11/17/2021	39,700	(209)	(61)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	78,200	(360)	(397)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	11/17/2021	210,500	(244)	(87)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	11/17/2021	194,200	(173)	(55)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	86,500	(97)	(54)
BPS	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	51,900	(221)	(17)
	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	53,400	(219)	(205)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	243,900	(241)	(82)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	385,600	(377)	(242)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	11/17/2021	41,100	(204)	(73)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	202,400	(251)	(52)
BRC	Put - OTC CDX.IG-37 5-Year Index	Sell	0.850	01/19/2022	342,400	(395)	(389)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	10/20/2021	59,400	(280)	(35)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	44,200	(219)	(21)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	93

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500%	11/17/2021	150,400	$(736)	$(328)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	128,300	(591)	(491)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	360,100	(1,947)	(2,102)
	Put - OTC iTraxx Crossover 36 5-Year Index	Sell	3.750	01/19/2022	164,400	(946)	(1,132)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	664,070	(712)	(36)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	11/17/2021	200,200	(232)	(72)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	199,700	(221)	(60)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	199,000	(228)	(51)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	908,500	(1,050)	(564)
	Put - OTC iTraxx Europe 36 5-Year Index	Sell	0.750	01/19/2022	178,100	(246)	(206)
CBK	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	53,500	(241)	(17)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	143,800	(797)	(839)
DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	59,400	(241)	(65)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	49,500	(243)	(231)
	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	01/19/2022	91,100	(419)	(463)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	191,400	(166)	(120)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	341,300	(397)	(438)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	58,100	(274)	(27)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	64,300	(289)	(246)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	387,900	(439)	(100)
FBF	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	54,100	(208)	(207)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	58,100	(59)	(6)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	210,300	(213)	(114)
GST	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	10/20/2021	95,000	(388)	(38)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	88,300	(437)	(113)
	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	12/15/2021	39,700	(143)	(91)
	Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	42,800	(171)	(164)
	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	42,800	(184)	(200)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	10/20/2021	193,800	(196)	(21)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	10/20/2021	199,900	(197)	(17)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	10/20/2021	203,700	(216)	(14)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	28,000	(30)	(2)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	97,500	(98)	(33)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	11/17/2021	200,600	(201)	(41)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	195,100	(202)	(105)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.725	01/19/2022	212,300	(212)	(226)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	01/19/2022	456,800	(480)	(454)
JPM	Put - OTC CDX.HY-37 5-Year Index	Sell	101.000	12/15/2021	52,500	(157)	(158)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	10/20/2021	1,487,700	(1,413)	(78)
	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	71,900	(393)	(420)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.850	10/20/2021	195,200	(239)	(11)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.750	11/17/2021	199,900	(215)	(60)
	Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	180,100	(190)	(112)
MYC	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000	11/17/2021	84,700	(339)	(80)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	506,700	(506)	(171)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	593,400	(616)	(373)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	210,900	(198)	(114)
	Put - OTC CDX.IG-37 5-Year Index	Sell	0.800	01/19/2022	418,500	(534)	(538)

						$(22,764)	$(13,396)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus INR	INR	81.000	04/27/2022	75,663	$(1,246)	$(278)
GLM	Call - OTC USD versus CAD	CAD	1.265	02/11/2022	698,471	(6,986)	(11,770)
MYI	Call - OTC USD versus INR	INR	81.500	04/22/2022	279,000	(4,905)	(851)
UAG	Call - OTC USD versus INR		81.000	05/02/2022	74,140	(1,122)	(288)

						$(14,259)	$(13,187)

94	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.245%	10/22/2021	116,200	$(312)	$(33)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.545	10/22/2021	116,200	(312)	(944)
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.235	10/20/2021	115,100	(328)	(22)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.535	10/20/2021	115,100	(328)	(933)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.325	11/29/2021	115,800	(404)	(319)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.825	11/29/2021	115,800	(404)	(447)
DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.940	12/30/2021	415,700	(935)	(825)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.380	12/30/2021	415,700	(935)	(1,085)
FAR	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.945	12/29/2021	292,000	(716)	(599)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.385	12/29/2021	292,000	(716)	(722)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200	10/01/2021	172,500	(499)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	10/01/2021	172,500	(499)	(985)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.235	10/13/2021	172,200	(405)	(8)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.535	10/13/2021	172,200	(405)	(1,138)
NGF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.573	10/14/2021	5,700	(38)	(30)

							$(7,236)	$(8,090)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	$101.578	11/03/2021	34,500	$(143)	$(13)
GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.531	11/03/2021	69,800	(250)	(29)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.609	11/03/2021	35,600	(100)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.555	12/06/2021	34,500	(135)	(124)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.555	12/06/2021	34,500	(75)	(140)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.602	10/07/2021	30,400	(97)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.813	10/07/2021	30,500	(83)	(1)
JPM	Put - OTC Ginnie Mae, TBA 2.500% due 10/01/2051	102.430	10/14/2021	61,300	(125)	(27)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.672	10/07/2021	35,100	(123)	(163)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	95

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	$101.188	10/07/2021	37,500	$(252)	$(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.688	10/07/2021	40,500	(82)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.734	10/07/2021	33,100	(47)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.672	10/07/2021	35,100	(80)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.219	11/03/2021	35,700	(131)	(152)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.336	11/03/2021	34,500	(129)	(23)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.473	11/03/2021	35,500	(111)	(17)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.508	11/03/2021	35,000	(142)	(15)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.531	11/03/2021	35,600	(103)	(15)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.547	11/03/2021	34,800	(118)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.563	11/03/2021	35,600	(100)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.734	10/07/2021	33,500	(94)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.766	10/07/2021	35,000	(100)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.906	10/07/2021	33,700	(83)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	104.320	10/07/2021	47,400	(85)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2051	103.375	11/03/2021	55,000	(258)	(98)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 12/01/2051	103.988	12/06/2021	32,500	(56)	(62)
SAL	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.648	10/14/2021	4,500	(7)	(4)
	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.781	10/14/2021	26,000	(63)	(31)
	Put - OTC Ginnie Mae, TBA 2.000% due 10/01/2051	100.938	10/14/2021	12,000	(26)	(18)
	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2051	100.469	11/12/2021	4,500	(17)	(13)
	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2051	100.953	11/12/2021	37,000	(78)	(166)
	Put - OTC Ginnie Mae, TBA 2.500% due 10/01/2051	102.281	10/14/2021	26,400	(41)	(9)
	Put - OTC Ginnie Mae, TBA 2.500% due 11/01/2051	103.070	11/12/2021	38,000	(74)	(154)
	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2051	103.719	10/14/2021	66,000	(64)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.031	10/07/2021	13,000	(65)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	100.813	10/07/2021	214,200	(795)	(1,237)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	101.727	10/07/2021	35,950	(51)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.031	10/07/2021	13,000	(36)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.750	10/07/2021	27,700	(56)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2051	102.813	10/07/2021	191,700	(387)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.656	11/03/2021	29,300	(105)	(96)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	99.859	11/03/2021	73,600	(195)	(294)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	100.414	11/03/2021	73,500	(189)	(244)

96	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	$101.000	11/03/2021	50,500	$(237)	$(67)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.156	11/03/2021	29,300	(105)	(28)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.367	11/03/2021	20,400	(53)	(13)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.391	11/03/2021	35,000	(74)	(20)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.438	11/03/2021	20,000	(52)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.484	11/03/2021	16,000	(50)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.508	11/03/2021	34,100	(123)	(15)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.563	11/03/2021	18,500	(52)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.566	11/03/2021	36,200	(113)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.656	11/03/2021	35,500	(146)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2051	101.859	11/03/2021	73,600	(86)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.891	12/06/2021	36,000	(149)	(156)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	98.922	12/06/2021	73,000	(268)	(322)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.156	12/06/2021	36,000	(131)	(181)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	99.703	12/06/2021	30,000	(103)	(205)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.891	12/06/2021	36,000	(82)	(102)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	100.922	12/06/2021	73,000	(148)	(199)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	101.156	12/06/2021	36,000	(72)	(73)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2051	101.203	12/06/2021	30,000	(94)	(57)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2051	103.977	10/07/2021	34,300	(95)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 12/01/2051	103.078	12/06/2021	15,000	(37)	(47)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 10/01/2051	104.016	10/07/2021	26,000	(25)	(1)

					$(7,646)	$(4,771)

Total Written Options					$(51,905)	$(39,444)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	0.550%	EUR 5,300	$72	$(150)	$0	$(78)
CBK	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.550	20,000	169	(464)	0	(295)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	97

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed (Pay) Rate		Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
GST	HSBC Holdings PLC	(1.000	) %	Quarterly	06/20/2024	0.550%	EUR 10,000	$90	$(237)	$0	$(147)
JPM	HSBC Holdings PLC	(1.000)		Quarterly	06/20/2024	0.550	40,000	371	(961)	0	(590)

								$702	$(1,812)	$0	$(1,110)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Russia Government International Bond	1.000%	Quarterly	12/20/2021	0.241%	$21,600	$(841)	$885	$44	$0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.550	11,600	(1,179)	1,338	159	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	0.928	15,000	(825)	848	23	0
BPS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.416	93,600	(1,733)	2,983	1,250	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.489	1,100	(169)	171	2	0
BRC	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.122	10,700	(970)	970	0	0
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.103	87,800	444	556	1,000	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.241	25,000	(923)	973	50	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.550	19,860	(2,138)	2,409	271	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.430	15,400	(1,086)	1,110	24	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	0.928	15,200	(930)	954	24	0
CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.011	7,600	(385)	386	1	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.409	89,500	(1,546)	414	0	(1,132)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.606	63,400	(338)	665	327	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.046	14,900	(152)	138	0	(14)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.155	49,600	195	(424)	0	(229)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.505	40,400	(653)	1,211	558	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.550	26,300	(2,281)	2,640	359	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	0.928	11,100	(556)	573	17	0
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.291	6,900	(222)	170	0	(52)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.409	87,700	(1,365)	256	0	(1,109)

98	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
	Colombia Government International Bond	1.000%	Quarterly	12/20/2023	0.887%	$90,000	$(1,348)	$1,602	$254	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	0.292	700	5	1	6	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.371	18,600	(164)	372	208	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.416	50,850	(949)	1,628	679	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.566	43,000	(358)	970	612	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.489	21,800	(3,761)	3,793	32	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.122	4,900	(305)	305	0	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	0.325	76,300	(1,669)	2,328	659	0
	Russia Government International Bond	1.000	Quarterly	12/20/2024	0.575	354,800	2,224	2,725	4,949	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.430	81,400	(4,529)	4,658	129	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.068	15,800	(816)	797	0	(19)
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.119	14,500	(459)	425	0	(34)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.291	127,400	(3,727)	2,766	0	(961)
	Colombia Government International Bond	1.000	Quarterly	06/20/2022	0.483	9,285	(141)	179	38	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.046	12,600	(36)	24	0	(12)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.416	140,750	(2,125)	4,004	1,879	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.122	6,600	(605)	605	0	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	0.325	13,100	(59)	172	113	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.550	14,861	(2,032)	2,235	203	0
JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.416	148,400	(3,049)	5,030	1,981	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.915	21,600	(169)	261	92	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.489	7,400	(1,201)	1,212	11	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.241	34,400	(1,340)	1,409	69	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.430	11,600	(819)	837	18	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	0.928	154,200	(9,595)	9,835	240	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.068	91,000	(5,032)	4,922	0	(110)
MYC	Barclays Bank PLC	1.000	Quarterly	12/20/2021	0.136	EUR 61,800	432	(271)	161	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	99

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	12/20/2024	0.566%	$ 35,400	$(184)	$688	$504	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.790	3,700	(51)	85	34	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	1.016	206,800	406	(506)	0	(100)
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.103	13,000	62	86	148	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	0.400	424,900	(8,072)	12,621	4,549	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.430	7,600	(534)	546	12	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	0.672	175,400	(3,681)	4,443	762	0
NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.430	39,700	(2,847)	2,910	63	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.068	23,400	(1,213)	1,185	0	(28)
UAG	South Africa Government International Bond	1.000	Quarterly	12/20/2021	0.430	800	(59)	60	1	0

							$(75,453)	$94,168	$22,515	$(3,800)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	$36,045	$(20,230)	$18,671	$0	$(1,559)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	4,174	(2,423)	1,884	0	(539)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	147,274	(4,018)	4,395	377	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	8,000	(19)	11	0	(8)
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	4,772	(1,080)	949	0	(131)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	11,335	(6,404)	5,914	0	(490)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	9,751	(346)	371	25	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	18,400	(592)	572	0	(20)
	PRIMEX.ARM.2-AAA Index «	4.580	Monthly	12/25/2037	1,602	55	(32)	23	0
CBK	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	9,296	(4,532)	3,900	0	(632)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	87,051	(48,980)	45,216	0	(3,764)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	39,003	(1,576)	1,676	100	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	50,000	(1,820)	2,255	435	0
DUB	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	15,869	(8,926)	8,240	0	(686)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	13,932	(8,088)	6,288	0	(1,800)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	62,000	(1,006)	1,576	570	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	124,028	(3,434)	3,752	318	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	188,783	(8,600)	9,833	1,233	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	9,993	(1,004)	1,098	94	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	10,000	(208)	197	0	(11)

100	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
FBF	ABX.HE.AA.6-2 Index	0.170%	Monthly	05/25/2046	$23,626	$(20,999)	$15,431	$0	$(5,568)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	395	(313)	239	0	(74)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	106,660	(59,953)	55,341	0	(4,612)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	81,401	(46,108)	35,590	0	(10,518)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	27,200	(190)	341	151	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	219,125	(7,135)	7,696	561	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	168,800	(8,696)	10,165	1,469	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	62,257	(1,437)	2,021	584	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	20,000	(415)	394	0	(21)
GST	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	8,565	(1,853)	1,618	0	(235)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	54,974	(20,986)	18,609	0	(2,377)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	4,174	(1,535)	996	0	(539)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	403,950	(4,819)	8,532	3,713	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	5,000	(8)	36	28	0
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072	70,800	109	40	149	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	42,977	(604)	714	110	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	661,300	2,375	3,381	5,756	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	196,563	(8,380)	10,225	1,845	0
	CMBX.NA.AS.9 Index	1.000	Monthly	09/17/2058	20,000	(1,505)	1,698	193	0
JPM	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	793	(333)	146	0	(187)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	108	(66)	46	0	(20)
	ABX.HE.AA.7-2 Index	1.920	Monthly	01/25/2038	150	(84)	13	0	(71)
JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	319,300	(5,507)	8,442	2,935	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	98,760	(4,448)	5,093	645	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	588,800	(35,350)	40,475	5,125	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	299,791	(2,682)	5,496	2,814	0
MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	6,757	(1,399)	1,214	0	(185)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	6,361	(257)	273	16	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	47,907	(2,518)	2,831	313	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	145,500	(9,443)	10,710	1,267	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	158,290	(12,394)	13,880	1,486	0
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	66,376	(8,463)	6,645	0	(1,818)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	18,136	(10,179)	9,395	0	(784)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	10,436	(6,060)	4,712	0	(1,348)
	CDX.HY-33 5-Year Index 35-100%	5.000	Quarterly	12/20/2024	221,310	36,878	(2,741)	34,137	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	81,300	(1,373)	2,120	747	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	30,656	(765)	844	79	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	18,657	(635)	757	122	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	64,900	(4,510)	5,075	565	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	8,994	(895)	979	84	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	18,700	(682)	662	0	(20)
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	454,800	(1,564)	5,745	4,181	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	82,900	392	260	652	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	98,300	(134)	679	545	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	41,200	(2,256)	2,615	359	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	7,695	99	(27)	72	0
UAG	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	44,853	(1,628)	1,743	115	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	18,063	(805)	923	118	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	52,000	(3,102)	3,555	453	0

						$(385,846)	$422,393	$74,564	$(38,017)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	101

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Pay	3-Month CNY-CNREPOFIX	2.445%	Quarterly	06/17/2025	CNY	1,343,422	$0	$253	$253	$0
	Pay	3-Month CNY-CNREPOFIX	2.460	Quarterly	06/17/2025		344,000	0	93	93	0
	Pay	3-Month CNY-CNREPOFIX	2.530	Quarterly	06/17/2025		1,025,305	0	673	673	0
BRC	Pay	6-Month AUD-BBR-BBSW	5.250	Semi-Annual	12/15/2021	AUD	97,200	(138)	1,980	1,842	0
CBK	Pay	3-Month CNY-CNREPOFIX	2.845	Quarterly	01/23/2025	CNY	407,000	0	994	994	0
	Pay	3-Month CNY-CNREPOFIX	2.850	Quarterly	01/23/2025		406,400	0	1,003	1,003	0
GLM	Pay	6-Month AUD-BBR-BBSW	5.250	Semi-Annual	12/15/2021	AUD	145,800	(206)	2,969	2,763	0
UAG	Pay	3-Month CNY-CNREPOFIX	2.833	Quarterly	01/23/2025	CNY	424,000	0	1,008	1,008	0
	Pay	6-Month AUD-BBR-BBSW	5.000	Semi-Annual	06/15/2022	AUD	128,000	(102)	4,679	4,577	0

								$(446)	$13,652	$13,206	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	0.124% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	$53,600	$(9)	$248	$266	$(27)
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.124% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	28,400	(9)	(113)	0	(122)
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.124% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	25,800	(6)	80	102	(28)

								$(24)	$215	$368	$(177)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Investment Grade Corporate Bond ETF	921,040	(1.516)% (1-Month USD-LIBOR less a specified spread)	Monthly	10/17/2022	$80,554	$0	$31	$31	$0

Total Swap Agreements								$(461,067)	$528,647	$110,684	$(43,104)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$0	$0	$1,019	$1,019	$0	$0	$0	$0	$1,019	$(950)	$69
BOA	22,851	45,008	634	68,493	(5,936)	(1,022)	(2,184)	(9,142)	59,351	(59,680)	(329)
BPS	13,336	0	1,518	14,854	(49,462)	(1,648)	(27)	(51,137)	(36,283)	28,141	(8,142)
BRC	4,761	0	3,259	8,020	(6,473)	(5,487)	(763)	(12,723)	(4,703)	1,394	(3,309)
BSH	54,341	0	0	54,341	(50,760)	0	0	(50,760)	3,581	2,402	5,983
CBK	88,830	0	3,794	92,624	(46,738)	(2,577)	(6,066)	(55,381)	37,243	(45,250)	(8,007)

102	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
DUB	$0	$10,708	$2,215	$12,923	$0	$(3,600)	$(2,497)	$(6,097)	$6,826	$(12,049)	$(5,223)
FAR	0	0	0	0	0	(1,321)	0	(1,321)	(1,321)	0	(1,321)
FBF	1,068	0	2,765	3,833	0	(327)	(20,793)	(21,120)	(17,287)	18,297	1,010
GLM	91,236	0	2,763	93,999	(54,923)	(13,901)	0	(68,824)	25,175	(42,080)	(16,905)
GSC	0	0	0	0	0	(312)	0	(312)	(312)	274	(38)
GST	0	0	19,322	19,322	0	(1,519)	(4,478)	(5,997)	13,325	(13,485)	(160)
HUS	118,588	0	2,233	120,821	(9,912)	0	(1,007)	(10,919)	109,902	(126,360)	(16,458)
IND	1,089	0	0	1,089	(9,816)	0	0	(9,816)	(8,727)	7,147	(1,580)
JPM	59,669	159	2,411	62,239	(25,479)	(1,447)	(978)	(27,904)	34,335	(29,281)	5,054
JPS	0	0	11,519	11,519	0	0	0	0	11,519	(11,706)	(187)
MEI	0	0	3,082	3,082	0	0	(185)	(185)	2,897	(2,970)	(73)
MYC	0	11,343	42,006	53,349	0	(1,276)	(4,098)	(5,374)	47,975	(56,406)	(8,431)
MYI	33,764	0	0	33,764	(44,594)	(851)	0	(45,445)	(11,681)	7,782	(3,899)
NAB	0	0	0	0	(186)	0	0	(186)	(186)	0	(186)
NGF	0	0	63	63	0	(30)	(28)	(58)	5	0	5
RBC	196	0	0	196	0	0	0	0	196	0	196
RYL	54	0	0	54	(113)	0	0	(113)	(59)	0	(59)
SAL	0	2	5,809	5,811	0	(3,838)	0	(3,838)	1,973	(1,490)	483
SCX	14,186	0	0	14,186	(6,039)	0	0	(6,039)	8,147	(8,300)	(153)
SOG	0	0	0	0	(750)	0	0	(750)	(750)	663	(87)
SSB	108,679	0	0	108,679	(11,600)	0	0	(11,600)	97,079	(110,390)	(13,311)
TOR	4,795	0	0	4,795	(15,761)	0	0	(15,761)	(10,966)	7,045	(3,921)
UAG	8,715	0	6,272	14,987	(3,665)	(288)	0	(3,953)	11,034	(12,200)	(1,166)

Total Over the Counter	$626,158	$67,220	$110,684	$804,062	$(342,207)	$(39,444)	$(43,104)	$(424,755)

(r)

Securities with an aggregate market value of $73,147 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	103

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information..

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13,945	$13,945
Swap Agreements	0	397	0	0	74,369	74,766

	$0	$397	$0	$0	$88,314	$88,711

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$626,158	$0	$626,158
Purchased Options	0	159	0	0	67,061	67,220
Swap Agreements	0	97,079	31	0	13,574	110,684

	$0	$97,238	$31	$626,158	$80,635	$804,062

	$0	$97,635	$31	$626,158	$168,949	$892,773

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$30,625	$30,625
Swap Agreements	0	7,870	0	0	78,426	86,296

	$0	$7,870	$0	$0	$109,051	$116,921

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$342,207	$0	$342,207
Written Options	0	13,396	0	13,187	12,861	39,444
Swap Agreements	0	42,927	0	0	177	43,104

	$0	$56,323	$0	$355,394	$13,038	$424,755

	$0	$64,193	$0	$355,394	$122,089	$541,676

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$976	$976
Futures	0	0	0	0	(422,223)	(422,223)
Swap Agreements	0	235,601	0	0	837,397	1,072,998

	$0	$235,601	$0	$0	$416,150	$651,751

104	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$419,763	$0	$419,763
Purchased Options	0	0	0	0	(1,400)	(1,400)
Written Options	0	28,191	0	3,529	66,324	98,044
Swap Agreements	0	130,830	0	0	81,998	212,828

	$0	$159,021	$0	$423,292	$146,922	$729,235

	$0	$394,622	$0	$423,292	$563,072	$1,380,986

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$14	$14
Futures	0	0	0	0	(279,779)	(279,779)
Swap Agreements	0	(32,760)	0	0	(1,616,826)	(1,649,586)

	$0	$(32,760)	$0	$0	$(1,896,591)	$(1,929,351)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$101,223	$0	$101,223
Purchased Options	0	(2,177)	0	0	(25,400)	(27,577)
Written Options	0	(4,636)	0	(335)	7,599	2,628
Swap Agreements	0	(80,036)	31	0	142,631	62,626

	$0	$(86,849)	$31	$100,888	$124,830	$138,900

	$0	$(119,609)	$31	$100,888	$(1,771,761)	$(1,790,451)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,223,903	$1,858,990	$5,082,893
Corporate Bonds & Notes
Banking & Finance	0	13,139,953	66,325	13,206,278
Industrials	0	13,744,834	3,875	13,748,709
Utilities	0	4,956,990	0	4,956,990
Convertible Bonds & Notes
Banking & Finance	0	0	55,109	55,109
Industrials	0	48,223	0	48,223
Municipal Bonds & Notes
California	0	35,102	0	35,102
Illinois	0	92,962	0	92,962
Puerto Rico	0	90,851	0	90,851
Texas	0	1,836	0	1,836
U.S. Government Agencies	0	27,410,569	0	27,410,569
U.S. Treasury Obligations	0	15,522,314	0	15,522,314
Non-Agency Mortgage-Backed Securities	0	37,395,779	4,104,429	41,500,208
Asset-Backed Securities	0	18,387,904	811,079	19,198,983
Sovereign Issues	0	11,678,598	0	11,678,598
Common Stocks
Energy	126,816	0	0	126,816
Health Care	0	0	2,240	2,240
Industrials	0	9,386	0	9,386

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	105

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021
Warrants
Industrials	$0	$0	$400	$400
Information Technology	0	0	122,826	122,826
Preferred Securities
Banking & Finance	0	982,964	0	982,964
Industrials	0	196,204	31,276	227,480
Utilities	0	0	1,082,216	1,082,216
Real Estate Investment Trusts
Real Estate	349,126	0	0	349,126
Short-Term Instruments
Repurchase Agreements	0	17,087	0	17,087
Argentina Treasury Bills	0	256,204	0	256,204
U.S. Treasury Bills	0	2,473	0	2,473

	$475,942	$147,194,136	$8,138,765	$155,808,843

Investments in Affiliates, at Value
Common Stocks
Communication Services	363,719	0	275,045	638,764
Industrials	0	0	98,785	98,785
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,314,331	0	0	1,314,331

	$1,678,050	$0	$373,830	$2,051,880

Total Investments	$2,153,992	$147,194,136	$8,512,595	$157,860,723

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,923,449)	$0	$(6,923,449)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	11,318	77,393	0	88,711
Over the counter	0	804,039	23	804,062

	$11,318	$881,432	$23	$892,773

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9,861)	(107,004)	0	(116,865)
Over the counter	(158)	(424,597)	0	(424,755)

	$(10,019)	$(531,601)	$0	$(541,620)

Total Financial Derivative Instruments	$1,299	$349,831	$23	$351,153

Totals	$2,155,291	$140,620,518	$8,512,618	$151,288,427

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021(2)
Investments in Securities, at Value
Loan Participations and Assignments	$1,381,335	$888,895	$(365,567)	$(22)	$319	$(20,780)	$44,405	$(69,595)	$1,858,990	$(19,083)
Corporate Bonds & Notes
Banking & Finance	53,724	0	(215)	37	0	2,492	11,784	(1,497)	66,325	2,407
Industrials	4,128	0	(216)	0	0	(37)	0	0	3,875	(14)

106	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2021

Category and Subcategory	Beginning Balance at 03/31/2021	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021(2)
Convertible Bonds & Notes
Banking & Finance	$0	$52,341	$0	$0	$0	$2,768	$0	$0	$55,109	$2,768
Non-Agency Mortgage-Backed Securities(3)	1,046,805	2,677,841	(77,809)	1,929	(181)	(12,987)	886,416	(417,585)	4,104,429	(19,684)
Asset-Backed Securities	176,638	0	(1,654)	(92)	30	(8,371)	644,528	0	811,079	(8,537)
Common Stocks
Health Care	0	7	0	0	0	2,233	0	0	2,240	2,237
Industrials	6,942	0	0	0	0	2,444	0	(9,386)	0	(797)
Warrants
Industrials	1,369	0	0	0	0	(969)	0	0	400	(969)
Information Technology(4)	96,635	0	0	0	0	26,191	0	0	122,826	26,191
Preferred Securities
Industrials	27,271	10,909	(783)	0	0	(6,121)	0	0	31,276	(6,121)
Utilities	1,098,444	0	(8,438)	0	0	(7,790)	0	0	1,082,216	(16,228)

	$3,893,291	$3,629,993	$(454,682)	$1,852	$168	$(20,927)	$1,587,133	$(498,063)	$8,138,765	$(37,830)

Investments in Affiliates - At Value
Common Stocks
Communication Services	$199,523	$0	$0	$0	$0	$75,522	$0	$0	$275,045	$75,522
Industrials	169,554	23,908	(23,908)	0	0	46,720	0	(117,489)	98,785	6,089

Totals	$369,077	$23,908	$(23,908)	$0	$0	$122,242	$0	$(117,489)	$373,830	$81,611

Financial Derivative Instruments - Assets
Over the counter	$24	$20	$(12)	$0	$(21)	$12	$0	$0	$23	$3

Totals	$4,262,392	$3,653,921	$(478,602)	$1,852	$147	$101,327	$1,587,133	$(615,552)	$8,512,618	$43,784

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs			Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$607,651	Other Valuation Techniques(5)	—			—	—
	935,814	Proxy Pricing	Base Price	%		96.237-100.000	98.787
	83,325	Third Party Vendor	Broker Quote			60.000-99.625	98.748
	232,200	Waterfall Recoverability	Recovery Value			100.000	—
Corporate Bonds & Notes
Banking & Finance	66,325	Proxy Pricing	Base Price			95.032-114.567	111.096
Industrials	3,875	Discounted Cash Flow	Discount Rate			2.160	—
Convertible Bonds & Notes
Banking & Finance	55,109	Other Valuation Techniques(5)	—			—	—
Non-Agency Mortgage-Backed Securities	30,597	Other Valuation Techniques(5)	—			—	—
	16,407	Proxy Pricing	Base Price	GBP		171,491.034	—
	4,057,425	Proxy Pricing	Base Price	%		0.000-670.000	96.439
Asset-Backed Securities	47,444	Other Valuation Techniques(5)	—			—	—
	763,635	Proxy Pricing	Base Price			2.531-8,080.938	546.783
Common Stocks
Health Care	2,240	Comparable Companies	EBITDA Multiple	x		15.520	—
Warrants
Industrials	400	Other Valuation Techniques(5)	—			—	—
Information Technology	122,826	Comparable Companies	EBITDA Multiple	x		4.400	—
Preferred Securities
Industrials	9,844	Comparable Companies/Discounted Cash Flow	Book Value/Discount Rate	x/	%	0.200/20.240	—
	21,432	Comparable Companies	EBITDA Multiple	x/x		11.600/8.600	—
Utilities	1,082,216	Current Value Model	Purchase Price	$		27.048	—

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2021	107

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

(Unaudited)

September 30, 2021

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs		Input Value(s)	Weighted Average

Investments in Affiliates - at Value
Common Stocks
Communication Services	$275,045	Reference Instrument	Liquidity Discount	%	10.000	—
Industrials	98,784	Discounted Cash Flow	Discount Rate		14.000	—
	1	Other Valuation Techniques(5)	—		—	—

Financial Derivative Instruments - Assets
Over the counter	23	Other Valuation Techniques(5)	—		—	—

Total	$8,512,618

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Open footnote for extended maturity security.
(4)	Security type updated from Rights to Warrants since prior fiscal year end.
(5)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

108	PIMCO INCOME FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2021

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Income Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	109

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the

110	PIMCO INCOME FUND

(Unaudited)

September 30, 2021

Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	111

Notes to Financial Statements (Cont.)

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using

112	PIMCO INCOME FUND

(Unaudited)

September 30, 2021

pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	113

Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The

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inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred

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Notes to Financial Statements (Cont.)

securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing

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Notes to Financial Statements (Cont.)

information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Current Value model is utilized for securities that are typically held at cost in the period of the initial investment, and potentially longer if the security is in an early-stage company that has made no material progress on its business plan. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Waterfall Recoverability model is based on liquidation or net asset value approaches. Typically this model would be used in distressed scenarios or when a business is worth more through the sale of individual assets than continuing as an operating business. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short

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maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended September 30, 2021 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$4,445,242	$23,878,321	$(27,009,400)	$4,567	$(4,399)	$1,314,331	$1,821	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

An affiliate includes any company in which the Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended September 30, 2021 (amounts in thousands†, except number of shares).

Security Name	Market Value at 03/31/2021	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 09/30/2021	Dividend Income	Shares Held at 09/30/2021
Clear Channel Outdoor Holdings, Inc.	$91,223	$489	$0	$0	$46,126	$137,838	$0	50,862,666
iHeartMedia, Inc. ‘A	163,059	1,057	0	0	61,765	225,881	0	9,028,024
iHeartMedia, Inc. ‘B’	199,523	0	0	0	75,522	275,045	0	12,214,441
Neiman Marcus Group Ltd. LLC	92,695	0	0	0	6,089	98,784	0	919,864
Noble Corp.*	51,242	23,908	0	0	42,339	117,489	0	4,341,809
Pacific Drilling SA*	25,616	0	(23,908)	0	(1,708)	0	0	0
Sierra Hamilton Holder LLC	1	0	0	0	0	1	0	15,369,768

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Not affiliated at September 30, 2021.

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Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense,

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respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs

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Notes to Financial Statements (Cont.)

are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so to the extent the Fund invests in REITs, the Fund will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to

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achieve. Restricted investments held by the Fund at September 30, 2021, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common

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Notes to Financial Statements (Cont.)

stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

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(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its

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portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended September 30, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in

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unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine

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the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or

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derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or

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Notes to Financial Statements (Cont.)

disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter

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Notes to Financial Statements (Cont.)

into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

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Mortgage-Related and Other Asset-Backed Securities Risk is the risk  of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Distribution Rate Risk  is the risk that the Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

134	PIMCO INCOME FUND

(Unaudited)

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Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	135

Notes to Financial Statements (Cont.)

and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be

136	PIMCO INCOME FUND

(Unaudited)

September 30, 2021

traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	137

Notes to Financial Statements (Cont.)

between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

138	PIMCO INCOME FUND

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(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2021, the Distributor retained $2,356,447 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	139

Notes to Financial Statements (Cont.)

commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through July 31, 2022, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2021, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2021, the amount was $264,261.

140	PIMCO INCOME FUND

(Unaudited)

September 30, 2021

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$838,420	$170,498

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$219,414,638	$236,096,643	$18,874,182	$9,670,506

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	141

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2021 (Unaudited)		Year Ended 03/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,166,757	$14,082,922	2,358,127	$27,693,174

I-2	453,361	5,471,987	1,018,221	11,931,076

I-3	21,745	262,499	60,291	706,872

Administrative Class	9,893	119,498	16,005	188,002

Class A	130,267	1,572,333	397,769	4,677,412

Class C	33,367	402,718	85,332	1,001,390

Class R	3,803	45,905	9,436	110,817

Issued as reinvestment of distributions

Institutional Class	119,842	1,447,066	244,876	2,867,920

I-2	47,374	572,032	100,277	1,173,550

I-3	1,671	20,183	3,151	36,929

Administrative Class	729	8,799	1,613	18,872

Class A	23,409	282,661	56,223	657,160

Class C	7,453	90,000	21,648	252,656

Class R	750	9,057	1,802	21,062

Cost of shares redeemed

Institutional Class	(699,628)	(8,443,798)	(1,787,608)	(20,860,566)

I-2	(307,886)	(3,716,064)	(906,068)	(10,570,317)

I-3	(17,214)	(207,871)	(40,099)	(466,941)

Administrative Class	(8,942)	(107,899)	(16,440)	(192,865)

Class A	(157,926)	(1,906,077)	(466,903)	(5,468,739)

Class C	(76,658)	(925,238)	(244,655)	(2,885,941)

Class R	(4,352)	(52,516)	(12,621)	(147,526)

Net increase (decrease) resulting from Fund share transactions	747,815	$9,028,197	900,377	$10,743,997

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. BASIS FOR CONSOLIDATION

The consolidated financial statements include the accounts of the Fund and MLM 766, LLC, a Delaware limited liability company (the “Subsidiary”). Similarly, the consolidated Schedule of Investments includes the portfolio holdings of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation. The Subsidiary was formed on April 30, 2018, as a wholly owned subsidiary of the Fund and acts as an investment vehicle in order to acquire residential mortgage loans consistent with the Fund’s investment objectives and policies. The net assets of MLM 766 as of period end represented 0.0% of the Fund’s consolidated net assets.

142	PIMCO INCOME FUND

(Unaudited)

September 30, 2021

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2021, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$4,360,308	$519,516

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$146,915,768	$12,656,611	$(5,598,445)	$7,058,166

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	143

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPS	J.P. Morgan Securities LLC
BOA	Bank of America N.A.	MEI	Merrill Lynch International
BOS	BofA Securities, Inc.	MSC	Morgan Stanley & Co. LLC.
BPG	BNP Paribas Securities Corp.	MYC	Morgan Stanley Capital Services LLC
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	NAB	National Australia Bank Ltd.
BSH	Banco Santander S.A. - New York Branch	NGF	Nomura Global Financial Products, Inc.
CBK	Citibank N.A.	NOM	Nomura Securities International Inc.
DUB	Deutsche Bank AG	NXN	Natixis New York
FAR	Wells Fargo Bank National Association	RBC	Royal Bank of Canada
FBF	Credit Suisse International	RCY	Royal Bank of Canada
FICC	Fixed Income Clearing Corporation	RYL	NatWest Markets Plc
GLM	Goldman Sachs Bank USA	SAL	Citigroup Global Markets, Inc.
GRE	NatWest Markets Securities Inc.	SCX	Standard Chartered Bank, London
GSC	Goldman Sachs & Co. LLC	SGY	Societe Generale, NY
GST	Goldman Sachs International	SOG	Societe Generale Paris
HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
IND	Crédit Agricole Corporate and Investment Bank S.A.	TOR	The Toronto-Dominion Bank
JML	JP Morgan Securities Plc	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	IDR	Indonesian Rupiah
AUD	Australian Dollar	INR	Indian Rupee
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	RUB	Russian Ruble
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	USD (or $)	United States Dollar
GBP	British Pound	ZAR	South African Rand
HKD	Hong Kong Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	PRIME	Daily US Prime Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	PrimeX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage
CDX.HY	Credit Derivatives Index - High Yield	RUONIA	Ruble Overnight Index Average
CDX.IG	Credit Derivatives Index - Investment Grade	SOFRRATE	Secured Overnight Financing Rate
CMBX	Commercial Mortgage-Backed Index	SONIO	Sterling Overnight Interbank Average Rate
CNREPOFIX	China Fixing Repo Rates 7-Day	UKRPI	United Kingdom Retail Prices Index
EUR003M	3 Month EUR Swap Rate	US0003M	ICE 3-Month USD LIBOR

144	PIMCO INCOME FUND

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	JIBAR	Johannesburg Interbank Agreed Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	RMBS	Residential Mortgage-Backed Security
CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles or at the time of funding
EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
EURIBOR	Euro Interbank Offered Rate

SEMIANNUAL REPORT	SEPTEMBER 30, 2021	145

Approval of Investment Advisory Contract and Other Agreements

At a meeting held on August 24-25, 2021, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each, a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2022. The Board also considered and unanimously approved the Third Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2022. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC (d/b/a Gurtin Municipal Bond Management (“Gurtin”)), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2022 (collectively, the “Sub-Advisory Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements”), each for the same additional one-year term through August 31, 2022.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Subsidiary Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information

146	PIMCO INCOME FUND

(Unaudited)

regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees (“Counsel”), which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Subsidiary Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from Counsel encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from Counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 24-25, 2021 meeting. The Independent Trustees also met via video conference with Counsel on July 15, 2021 and August 3, 2021, and conducted a video conference meeting on August 6, 2021 with management and Counsel to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. In connection with its review of the Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Broadridge peer classifications, the impact of the launch of portfolios of the PIMCO Funds Private Account Portfolio Series on certain of the Funds, Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the Subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including completion of the build-out of a new data center; funding projects and initiatives in support of the Funds; investing in trading and technology infrastructure; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; development of a global tax management application that enables investment professionals to access foreign market and security tax information on a real-time basis; enhancing PIMCO’s oversight over certain of the Funds’ service providers, including with respect to a service provider’s review of certain financial reporting procedures and the use of proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to improve user interface efficiency and experience; implementing a contingent NAV process; advocating in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; launching an internal process to seek to automate a number of operational processes; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO

148	PIMCO INCOME FUND

(Unaudited)

California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and the Subsidiary Agreements and provided by Research Affiliates and Gurtin under the applicable Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board also noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 and other performance data, as available, over short- and long-term periods ended June 30, 2021 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2021 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term relative and absolute investment performance of each Fund relative to its Fund peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board also noted the amounts of the Funds’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2021. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2021. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. With respect to Funds that underperformed to a certain degree over such periods, the Board discussed with PIMCO the reasons for the underperformance of such Funds. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements and the Subsidiary Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements and the Subsidiary Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board

150	PIMCO INCOME FUND

(Unaudited)

considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective Subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charged to registered funds (open-end, closed-end and interval), private funds, and non-U.S. registered funds, separate accounts, sub-advised clients, and collective investment trusts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting,

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO certain Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report where appropriate, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements and the Subsidiary Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment

152	PIMCO INCOME FUND

(Unaudited)

of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre- and post-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows during certain years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Subsidiary Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Subsidiary Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Investment Advisory Contract, Supervision and Administration Agreement and the Subsidiary Agreements, as well as the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Subsidiary Agreements was in the best interests of the Funds and their shareholders.

154	PIMCO INCOME FUND

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended September, 2021 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2021	$0.0400	$0.0000	$0.0000	$0.0400

May 2021	$0.0400	$0.0000	$0.0000	$0.0400

June 2021	$0.0400	$0.0000	$0.0000	$0.0400

July 2021	$0.0400	$0.0000	$0.0000	$0.0400

August 2021	$0.0400	$0.0000	$0.0000	$0.0400

September 2021	$0.0400	$0.0000	$0.0000	$0.0400

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2021	$0.0390	$0.0000	$0.0000	$0.0390

May 2021	$0.0390	$0.0000	$0.0000	$0.0390

June 2021	$0.0390	$0.0000	$0.0000	$0.0390

July 2021	$0.0390	$0.0000	$0.0000	$0.0390

August 2021	$0.0390	$0.0000	$0.0000	$0.0390

September 2021	$0.0390	$0.0000	$0.0000	$0.0390

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2021	$0.0385	$0.0000	$0.0000	$0.0385

May 2021	$0.0385	$0.0000	$0.0000	$0.0385

June 2021	$0.0385	$0.0000	$0.0000	$0.0385

July 2021	$0.0385	$0.0000	$0.0000	$0.0385

August 2021	$0.0385	$0.0000	$0.0000	$0.0385

September 2021	$0.0385	$0.0000	$0.0000	$0.0385

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Distribution Information (Cont.)

(Unaudited)

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2021	$0.0375	$0.0000	$0.0000	$0.0375

May 2021	$0.0375	$0.0000	$0.0000	$0.0375

June 2021	$0.0375	$0.0000	$0.0000	$0.0375

July 2021	$0.0375	$0.0000	$0.0000	$0.0375

August 2021	$0.0375	$0.0000	$0.0000	$0.0375

September 2021	$0.0375	$0.0000	$0.0000	$0.0375

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2021	$0.0360	$0.0000	$0.0000	$0.0360

May 2021	$0.0360	$0.0000	$0.0000	$0.0360

June 2021	$0.0360	$0.0000	$0.0000	$0.0360

July 2021	$0.0360	$0.0000	$0.0000	$0.0360

August 2021	$0.0360	$0.0000	$0.0000	$0.0360

September 2021	$0.0360	$0.0000	$0.0000	$0.0360

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2021	$0.0286	$0.0000	$0.0000	$0.0286

May 2021	$0.0284	$0.0000	$0.0000	$0.0284

June 2021	$0.0284	$0.0000	$0.0000	$0.0284

July 2021	$0.0284	$0.0000	$0.0000	$0.0284

August 2021	$0.0284	$0.0000	$0.0000	$0.0284

September 2021	$0.0284	$0.0000	$0.0000	$0.0284

Class R	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2021	$0.0335	$0.0000	$0.0000	$0.0335

May 2021	$0.0335	$0.0000	$0.0000	$0.0335

June 2021	$0.0335	$0.0000	$0.0000	$0.0335

July 2021	$0.0335	$0.0000	$0.0000	$0.0335

August 2021	$0.0334	$0.0000	$0.0000	$0.0334

September 2021	$0.0335	$0.0000	$0.0000	$0.0335

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

156	PIMCO INCOME FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4013SAR_093021

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds
By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: November 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: November 30, 2021

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: November 30, 2021